UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04146

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JOHN HANCOCK VARIABLE INSURANCE TRUST

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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805

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(Address of principal executive offices)   (Zip code)

SALVATORE SCHIAVONE, 601 CONGRESS STREET, BOSTON, MA 02210-2805

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497

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Date of fiscal year end: 12/31

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Date of reporting period: 12/31/16

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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared three annual reports to shareholders for the year ended December 31, 2016. The first report applies to 48 of the Registrant’s portfolios, the second report applies to 15 of the Registrant’s portfolios and the third report applies to 5 of the Registrant’s portfolios.

John Hancock Variable Insurance Trust

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Annual Report
December 31, 2016

John Hancock Variable Insurance Trust

Annual report—Table of contents

Managers’ commentary and portfolio performance (See below for each portfolio’s page #)	3
Shareholder expense example	49
Summary portfolio of investments (See below for each portfolio’s page #)	56
Statements of assets and liabilities	93
Statements of operations	105
Statements of changes in net assets	117
Financial highlights	125
Notes to financial statements	146
Report of independent registered public accounting firm	197
Special shareholder meeting	198
Trustees and officers information	199
For more information	203

Portfolio	Managers’ commentary and portfolio performance	Summary portfolio of investments
500 Index Trust B	4	56
All Cap Core Trust	5	56
Alpha Opportunities Trust	6	57
American Asset Allocation Trust	7	59
American Global Growth Trust	8	59
American Growth Trust	9	59
American Growth-Income Trust	10	59
American International Trust	11	59
American New World Trust	12	59
Blue Chip Growth Trust	13	59
Capital Appreciation Trust	14	60
Capital Appreciation Value Trust	15	61
Core Strategy Trust	16	62
Emerging Markets Value Trust	17	63
Equity Income Trust	18	64
Financial Industries Trust	19	65
Fundamental All Cap Core Trust	20	66
Fundamental Large Cap Value Trust	21	67
Global Trust	22	68
Health Sciences Trust	23	69
International Equity Index Trust B	24	70
International Growth Stock Trust	25	71
International Small Company Trust	26	72
International Value Trust	27	73
Lifestyle Aggressive PS Series	28	75
Lifestyle Balanced PS Series	29	75
Lifestyle Conservative PS Series	30	75
Lifestyle Growth PS Series	31	75
Lifestyle Moderate PS Series	32	76
Mid Cap Index Trust	33	76
Mid Cap Stock Trust	34	77
Mid Value Trust	35	78
Mutual Shares Trust	36	79
Real Estate Securities Trust	37	80
Science & Technology Trust	38	81
Small Cap Growth Trust	39	82
Small Cap Index Trust	40	83
Small Cap Opportunities Trust	41	84
Small Cap Value Trust	42	85
Small Company Growth Trust	43	86
Small Company Value Trust	44	86
Strategic Equity Allocation Trust	45	87
Total Stock Market Index Trust	46	88
Utilities Trust	47	89
Value Trust	48	90

John Hancock Variable Insurance Trust

Managers’ commentary and portfolio performance

Trust performance

In the following pages, we have set forth information regarding the performance of each portfolio of John Hancock Variable Insurance Trust (the trust). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Performance tables

The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the portfolio, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the portfolio. If these were included, performance would be lower.

Graph—change in value of $10,000 investment and comparative indexes

The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10-year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized blended benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.

Portfolio managers’ commentary

Finally, we have provided portfolio manager commentary regarding each portfolio’s performance during the year ended December 31, 2016. The views expressed are those of the portfolio managers as of December 31, 2016, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the Federal Deposit Insurance Corporation (FDIC), are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the trust’s prospectus.

Standard & Poor’s, Standard & Poor’s 500, S&P 500, and S&P MidCap 400 Index are trademarks of The McGraw-Hill Companies, Inc. Russell 1000, Russell 2000, Russell 3000, and Russell Midcap are trademarks of Frank Russell Company. Wilshire 5000 is a trademark of Wilshire Associates. MSCI Europe, Australasia, and the Far East, EAFE, and MSCI are trademarks of MSCI. Bloomberg Barclays is a registered trademark of Bloomberg LP. Effective August 24, 2016, Bloomberg LP acquired Barclays Risk Analytics and Index Solutions, Ltd. from Barclays PLC. The former Barclay indexes are now co-branded Bloomberg Barclays Indexes. Lipper is a registered trademark of Reuters S.A. None of the trusts is sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in the trust.

500 Index Trust B

Subadvisor: John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (John Hancock Asset Management
(North America))
Portfolio Managers: Brett Hyrb, CFA, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) at the time of investment in (a) as a group, common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that the subadvisor believes as a group will behave in a manner similar to the S&P 500 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	19.9
Financials	14.2
Health care	13.0
Consumer discretionary	11.5
Industrials	9.8
Consumer staples	9.0
Energy	7.2
Utilities	3.0
Real estate	2.8
Materials	2.7
Telecommunication services	2.5
Short-term investments and other	4.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the 500 Index Trust B Series NAV shares returned 11.64% and the S&P 500 Index returned 11.96%.

Environment  >  The first quarter of 2016 was a volatile one for global equity markets. A number of worries tested investors’ resolve early in the quarter, although the S&P 500 Index eventually returned 1.35% for the quarter.

Global equity markets rose during the second quarter. Fears of a possible global economic slowdown eased and investors took comfort in several positive signals, including a recovery in resource prices (particularly oil), cautious comments and delayed interest rate increases from the Federal Reserve (Fed), and signs of stabilization in Chinese economic data. The S&P 500 Index continued its recovery from early first-quarter lows, returning 2.46% for the quarter.

U.S. equity markets continued to advance during the third quarter, quickly moving past the turbulence caused by Brexit. While the surprising outcome of the June vote sent the S&P 500 Index down, equity markets in the U.S. quickly recovered. The overall stock market rebound witnessed in the U.S. during the second and third quarters was driven by a combination of better-than-expected U.S. economic data, a short-to-medium-term pause in the strengthening of the U.S. dollar, stabilizing economic data in emerging markets, and the underlying belief that the negative implications of the Brexit decision will be relegated more to local markets than global ones. As a result of the more favorable climate, the S&P 500 Index returned 3.85% for the quarter.

The U.S. presidential election was the dominant development during the fourth quarter, and the outcome was a surprise that caught market participants off guard. The Republican party also managed to maintain control of both the Senate and the House of Representatives. Although equity markets initially responded negatively to news of Trump’s victory, they quickly changed course. Other positive events for U.S. equity markets included the return of coordinated oil production by the Organization of the Petroleum Exporting Countries after an eight-year hiatus and the Fed moving forward with an interest rate increase in December. The S&P 500 Index returned 3.82%.

All but one sector (health care) generated positive returns during the period. Leading the positive contributions were the information technology, financials, energy, and industrials sectors, representing over half of the total index weight. The consumer discretionary, consumer staples, materials, telecommunication services, and utilities sectors also contributed, and the real estate sector posted a good return in spite of the rising yields experienced late in the period.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
500 Index Trust B Series I2	11.59%	14.34%	6.68%	95.40%	90.96%
500 Index Trust B Series II2	11.37%	14.14%	6.59%	93.76%	89.36%
500 Index Trust B Series NAV	11.64%	14.39%	6.71%	95.84%	91.39%
S&P 500 Index[3,4]	11.96%	14.66%	6.95%	98.18%	95.72%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2
Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

All Cap Core Trust

Subadvisor: QS Investors, LLC
Portfolio Managers: Russell Shtern, CFA, Robert Wang

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital by investing in common stocks and other equity securities within all asset classes of those included in the Russell 3000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	21.2
Health care	14.8
Financials	14.7
Consumer discretionary	10.8
Industrials	10.4
Energy	7.4
Consumer staples	7.0
Materials	3.8
Utilities	3.8
Real estate	3.2
Telecommunication services	1.4
Short-term investments and other	1.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the All Cap Core Trust Series I shares returned 10.56% and the Russell 3000 Index returned 12.74%.

Environment  >  Over the last 12 months, market volatility has trended from over-reaction to under-reaction by the end of 2016. Despite the unexpected results of the ‘Brexit’ vote in late June, investors quickly overcame their fears. Markets calmed, and volatility returned to more typical ranges near its historical median. By the close of 2016, market volatility was relatively low and prices appeared in line with expected growth. Nonetheless, growth is being priced richly as leading indicators still look good, while the pricing of risk for equities remains midrange versus its history. Fixed income investors are not so confident, and the quality spread continues to expand.

The All Cap Core Trust underperformed its benchmark. During the 12 month period, the quantitative model we use was pointing to a decreased weight to growth/sentiment factors in favor of valuation factors. Despite the shift, positive contribution from the valuation factor (as measured by a company’s cash flow to price and sales to price) has not been able to counter negative impact from growth/sentiment factor (as measured by stock price momentum and short interest) and stability/quality factor (which reflects earnings variability and financial leverage).

Leading sector contributors include information technology and financials. Stock selection was also important in a third sector, industrials, in which the portfolio maintained an average weight of over 10% and returns were partly driven by United Continental Holdings, Inc.

Detractors from return were most significant in the energy sector. Positions in Marathon Petroleum Corp. and Rowan Companies PLC were primarily responsible for the relative shortfall. We sold both positions prior to period end. The consumer discretionary sector also detracted.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
All Cap Core Trust Series I	10.56%	14.26%	5.82%	94.74%	75.99%
All Cap Core Trust Series II	10.38%	14.04%	5.60%	92.92%	72.49%
All Cap Core Trust Series NAV	10.65%	14.33%	5.87%	95.31%	76.90%
Russell 3000 Index[2,3]	12.74%	14.67%	7.07%	98.23%	98.10%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Alpha Opportunities Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Kent M. Stahl, CFA, Gregg R. Thomas, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term total return by investing at least 65% of its total assets in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange-traded funds), real estate investment structures (including real estate investment trusts), convertible securities, preferred stock, private placements, convertible preferred stock, rights and warrants. The trust may invest in options on listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or options linked to, emerging market issuers or indexes.

The trust may invest up to 35% of its total assets in the securities of foreign issuers and foreign currency denominated securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	20.9
Information technology	20.9
Industrials	13.6
Health care	10.7
Consumer discretionary	10.6
Energy	5.8
Materials	4.8
Consumer staples	4.4
Real estate	2.1
Utilities	1.5
Telecommunication services	0.4
Short-term investments and other	4.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Alpha Opportunities Trust Series NAV shares returned 5.75% and the Russell 3000 Index returned 12.74%.

Environment  >  U.S. equities rose over 2016, notwithstanding volatility during the year. Early in the first quarter, stocks plunged as fears of a recession and weakness in China weighed on investors’ minds. However, equities surged in late February and March as stabilization in oil prices and accommodative commentary from the U.S. Federal Reserve (Fed) helped to calm the market’s early year jitters. Corporate earnings reports in the second quarter were better than expected and an encouraging economic backdrop helped sustain the rally; equities continued to climb in July. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate hike. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election. Stocks rose following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the quarter was generally encouraging. In December, the Fed raised rates by 0.25%, a well-telegraphed move and only the second hike in the last decade.

The trust underperformed during the period, driven by weak stock selection within the health care, information technology, and financials sectors. Top relative detractors included pharmaceutical companies Allergan PLC, Bristol-Myers Squibb Company, and TherapeuticsMD, Inc. Top relative contributors included semiconductor producer Micron Technology, Inc. and exploration and production company Pioneer Natural Resources Company. We sold TherapeuticsMD prior to period end.

Sector allocation, a residual of the underlying managers’ bottom-up stock selection process, detracted due to our underweights in the telecommunication services and energy sectors and a modest overweight to the healthcare sector. Partially offsetting negative results was the trust’s overweight to the industrial sector.

At the end of the period, the trust was most overweight the financials, industrials, and materials sectors. The consumer staples, real estate, and telecommunication sectors were the trust’s largest underweights. The largest change in positioning was a shift from an overweight to an underweight in health care, and from an underweight to an overweight in technology.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Alpha Opportunities Trust Series I2	5.71%	13.43%	—	11.50%	87.78%	—	145.08%
Alpha Opportunities Trust Series NAV (began 10/7/08)	5.75%	13.47%	—	11.55%	88.08%	—	146.01%
Russell 3000 Index[3,4]	12.74%	14.67%	—	12.21%	98.23%	—	158.27%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2
Series I shares were first offered on June 2, 2009. For periods prior to this date, the performance shown links the performance of the Series NAV shares, which have lower expenses than Series I. Had the performance prior to June 2, 2009 reflected Series I expenses, performance would be lower.

3	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

American Asset Allocation Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Alan N. Berro, J. David Carpenter, David A. Daigle, Jeffrey T. Lager, James R. Mulally, John R. Queen

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The trust invests all of its assets in Class 1 shares of its master fund, Asset Allocation FundSM, a series of American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds, and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). In addition, the master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by a nationally recognized statistical rating organization designated by the master fund’s investment advisor or unrated but determined to be of equivalent quality by the master fund’s investment advisor).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Common stocks	65.4
U.S. Government & Agency obligations	12.3
Corporate bonds	9.5
Collateralized mortgage obligations	4.4
Asset backed securities	0.4
Foreign government obligations	0.2
Short-term investments and other	7.8

*	The weightings represent the holdings of Asset Allocation Fund, a series of American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the American Asset Allocation Trust Series II shares returned 8.92% and the benchmark, a blend of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index, returned 8.31%

Environment  >  U.S. stocks advanced, rebounding from losses at the beginning of the year. The U.S. was a clear leader in terms of economic growth compared to other major economies around the world. While an increase in commodity prices lifted the energy sector, financial stocks also rose, spurred by rising interest rates and the potential for a looser regulatory environment. Bonds also advanced, led by high-yield corporates.

On the equity side, stock selection in the health care, information technology and consumer discretionary sectors contributed most to the trust’s relative returns. Taiwan Semiconductor Manufacturing Company, Ltd., a chip contract manufacturer for Apple, added most to the relative returns, boosted by the release of Apple’s iPhone 7. UnitedHealth Group, Inc. was also additive, led by strong earnings and projected revenue growth of its health services division. Holdings in the energy and industrials sectors detracted the most on a relative basis.

The master fund’s fixed income holdings were led by an overweight position in high-yield corporate bonds. Issuers in the materials and energy sectors were among the top contributors. Federal agency mortgage-backed securities also accounted for gains.

The portfolio managers continue to evaluate the implications of the Trump administration’s policy decisions regarding health care, infrastructure, fiscal policy, taxes, and trade on the U.S. economy and market sectors. The master fund’s small average cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
American Asset Allocation Trust Series I2	8.99%	10.55%	5.58%	65.14%	72.18%
American Asset Allocation Trust Series II3	8.92%	10.39%	5.43%	63.94%	69.62%
American Asset Allocation Trust Series III[4]	9.43%	10.94%	5.96%	68.08%	78.48%
S&P 500 Index[5,8]	11.96%	14.66%	6.95%	98.18%	95.72%
Bloomberg Barclays U.S. Aggregate Bond Index[6,8]	2.65%	2.23%	4.34%	11.67%	53.00%
Blended Index[7,8]	8.31%	9.69%	6.21%	58.78%	82.68%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered on April 28, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of American Asset Allocation Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 1 shares of Allocation Fund, a series of American Funds Insurance Series and the master fund in which American Asset Allocation Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to April 28, 2008 reflected Series I share expenses, performance would be higher.

3	Series II shares were first offered on May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which American Asset Allocation Trust invests. The performance of the Class 1 shares of Asset Allocation Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of American Asset Allocation Trust. The inception date for Class 1 shares of Asset Allocation Fund is August 1, 1989.

4	Series III shares were first offered on January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of American Asset Allocation Trust, including, for periods prior to their inception, the performance of the Class 1 shares of Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which American Asset Allocation Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

6	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

7	The blended index is 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

8	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

American Global Growth Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Patrice Collette, Isabelle de Wismes, Paul Flynn, Jonathan Knowles

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide long-term growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, Global Growth FundSM, a series of American Funds Insurance Series. Global Growth Fund invests primarily in common stocks of companies located around the world that the advisor believes have potential for growth. As a fund that seeks to invest globally, Global Growth Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, Global Growth Fund seeks to invest at least 30% of its net assets in issuers outside the United States. Although the master fund focuses on investments in medium to larger capitalization companies, the master fund’s investments are not limited to a particular capitalization size.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	26.6
Consumer discretionary	22.9
Health care	14.2
Financials	9.6
Consumer staples	6.7
Industrials	6.0
Energy	4.7
Materials	2.0
Telecommunication services	1.7
Short-term investments and other	5.6

*	The weightings represent the holdings of Global Growth Fund, a series of American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the American Global Growth Trust Series II shares returned 0.10% and the MSCI AC World Index returned 8.48%.

Environment  >  U.S. stocks continued to advance after the unexpected U.S. presidential election result, led by positive economic news and strong quarterly earnings from several companies. European stocks declined slightly amid weak economic growth, deflationary pressures and increasing political risk ahead of key elections in 2017, including Germany and France. Emerging markets rose as central banks globally provided further stimulus.

Exposure to health care detracted from results, held back by double-digit declines registered by pharmaceutical companies Novo Nordisk A/S, Vertex Pharmaceuticals, Inc. and Regeneron Pharmaceuticals, Inc.

Strong stock selection in information technology boosted the trust’s results, led by technology companies Nintendo, TSMC and AAC Technologies Holdings. Nintendo Company, Ltd. shares rose sharply following the release of mobile game phenomenon “Pokémon GO.” Taiwan Semiconductor Manufacturing Company, Ltd. (chip contract manufacturer for Apple) also rose, boosted by the release of Apple’s iPhone 7.

Stocks of companies domiciled in the U.S., Denmark and the U.K. lagged, while stocks of companies based in Japan, China and Taiwan were additive to results.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
American Global Growth Trust Series I2	0.28%	11.36%	5.55%	71.29%	71.67%
American Global Growth Trust Series II3	0.10%	11.20%	5.43%	70.07%	69.65%
American Global Growth Trust Series III[4]	0.63%	11.75%	5.97%	74.26%	78.54%
MSCI AC World Index[5,7]	8.48%	9.96%	4.12%	60.76%	49.75%
Lipper Global Fund Index[6,7]	7.64%	10.00%	3.73%	61.04%	44.17%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered on November 5, 2010. For periods prior to this date, the performance shown reflects the performance of Series II shares including, for periods prior to the inception of Series II shares, the performance of Class 1 shares of Global Growth Fund, a series of American Funds Insurance Series and the master fund in which American Global Growth Trust invests. Series II shares have higher expenses than Series I shares. Had the performance prior to November 5, 2010 reflected the expenses of Series I shares, performance would be higher.

3	Series II shares were first offered on May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of Global Growth Fund, a series of American Funds Insurance Series and the master fund in which American Global Growth Trust invests. The performance of the Class 1 shares of Global Growth Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of American Global Growth Trust. The Class 1 shares of Global Growth Fund were first issued on April 30, 1997.

4	Series III shares were first offered on January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of American Global Growth Trust, including, for periods prior to their inception, the performance of the Class 1 shares of Global Growth Fund, a series of American Funds Insurance Series and the master fund in which American Global Growth Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	The MSCI AC World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance in global developed and emerging markets.

6	The Lipper Global Fund Index consists of the 30 largest funds in the Lipper peer category that invest at least 25% of their portfolio in securities traded outside of the U.S. and may own U.S. securities as well.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

American Growth Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Michael T. Kerr, Ronald B. Morrow, Andraz Razen, Martin Romo, Alan J. Wilson

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, Growth FundSM, a series of American Funds Insurance Series. Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. Growth Fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	26.2
Consumer discretionary	21.3
Health care	13.3
Energy	11.0
Financials	9.6
Industrials	5.9
Consumer staples	4.7
Telecommunication services	1.1
Materials	0.7
Real estate	0.4
Utilities	0.4
Short-term investments and other	5.4

*	The weightings represent the holdings of Growth Fund, a series of American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the American Growth Trust Series II shares returned 9.03% and the S&P 500 Index returned 11.96%.

Environment  >  U.S. stocks continued to rally after the surprise U.S. presidential election result, rebounding from losses at the beginning of the year, and a brief dip in June caused by the Brexit vote. The U.S. was a clear leader in terms of economic growth compared to other major economies around the world. A rebound in commodities lifted the energy sector, while financial stocks rose, spurred by rising interest rates and the potential for a looser regulatory environment.

Health care stocks detracted on an absolute and relative basis, with Centene Corp., Express Scripts Holding Company, Vertex Pharmaceuticals, Inc., and Regeneron Pharmaceuticals, Inc. among the top detractors from relative returns.

Strong stock selection in consumer discretionary and information technology boosted results. Most notably, Nintendo Company, Ltd., Charter Communications Operating LLC, and ASML Holding NV were among the top contributors to relative returns, with Nintendo’s stock price increasing 50%. An overweight position and good stock selection in the energy sector were also additive to results, given the turnaround in energy prices.

Modest holdings outside the U.S. added relative value overall. While the U.S., the U.K. and Ireland were the main detractors, Canada, the Netherlands and Taiwan were primary contributors.

The master fund’s portfolio managers are keeping a close watch on the U.S. economy, looking past the rhetoric of the presidential election and evaluating the implications of policy changes on issues ranging from health care and trade to reform regulations and taxes on domestic companies.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
American Growth Trust Series I	9.08%	13.84%	6.46%	91.16%	86.99%
American Growth Trust Series II	9.03%	13.70%	6.32%	90.02%	84.53%
American Growth Trust Series III[2]	9.48%	14.24%	6.83%	94.59%	93.55%
S&P 500 Index[3,4]	11.96%	14.66%	6.95%	98.18%	95.72%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2
Series III shares were first offered on January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of American Growth Trust, including, for periods prior to their inception, the performance of the Class 1 shares of Growth Fund, a series of American Funds Insurance Series and the master fund in which American Growth Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

3	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

American Growth-Income Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: J. Blair Frank, Claudia P. Huntington, Donald D. O’Neal, William L. Robbins, Dylan Yolles

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide growth of capital and income. The trust invests all of its assets in Class 1 shares of its master fund, Growth-Income FundSM, a series of American Funds Insurance Series. Growth-Income Fund invests primarily in common stocks or other securities that Growth-Income Fund’s investment advisor believes demonstrate the potential for appreciation and/or dividends. Although Growth-Income Fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size. Growth-Income Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the U.S. Growth-Income Fund is designed for investors seeking both capital appreciation and income.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	15.3
Health care	15.1
Consumer discretionary	14.4
Financials	12.3
Energy	8.5
Industrials	8.3
Consumer staples	7.0
Materials	5.8
Telecommunication services	2.2
Real estate	1.8
Utilities	0.9
Short-term investments and other	8.4

*	The weightings represent the holdings of Growth-Income Fund, a series of American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the American Growth-Income Trust Series II shares returned 11.06% and the S&P 500 Index returned 11.96%.

Environment  >  U.S. stocks rose, rebounding from losses at the beginning of the year. The U.S. was a clear leader in terms of economic growth compared to other major economies around the world. An increase in commodity prices lifted the energy sector. Meanwhile, financial stocks rose in the final weeks spurred by rising interest rates and the potential for a looser regulatory environment. European stocks declined slightly amid weak economic growth, deflationary pressures and increasing political risk, while emerging markets advanced as central banks globally provided further stimulus.

The master fund’s weakest sectors on a relative basis were health care, consumer staples and financials. Health care was the biggest detractor from relative returns, and Amgen, Inc., Gilead Sciences, Inc., and Illumina, Inc. dragged the most.

Stock selection in materials contributed most to returns on a relative basis. As iron ore prices climbed, Brazilian metals and mining company Vale SA experienced a triple digit return that was among the top contributors to the relative return. U.S. mining company Freeport-McMoRan, Inc. was also additive as its share price rose, after plummeting sharply in 2015. An overweight position and good stock selection in the energy sector were also additive to results, given the turnaround in energy prices.

The portfolio managers exercise caution when considering the potential impact on the U.S. economy and markets that could result from the new administration’s approach to health care, infrastructure, fiscal policy, taxes and trade. Should uncertainty eventually result in increased volatility, the master fund’s healthy cash position can give portfolio managers an opportunity to invest in companies with more favorable valuations for the long term.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
American Growth-Income Trust Series I	11.10%	14.06%	5.93%	93.02%	77.86%
American Growth-Income Trust Series II	11.06%	13.91%	5.78%	91.81%	75.43%
American Growth-Income Trust Series III[2]	11.54%	14.46%	6.36%	96.42%	85.28%
S&P 500 Index[3,4]	11.96%	14.66%	6.95%	98.18%	95.72%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2
Series III shares were first offered on January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of American Growth-Income Trust, including, for periods prior to their inception, the performance of the Class 1 shares of Growth-Income Fund, a series of American Funds Insurance Series and the master fund in which American Growth-Income Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

3	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

American International Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: L. Alfonso Barroso, Sung Lee, Jesper Lyckeus, Christopher M. Thomsen

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide long-term growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, International FundSM, a series of American Funds Insurance Series. International Fund invests primarily in common stocks of companies located outside the United States including in companies domiciled in developing countries, that its advisor believes have the potential for growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	15.5
Consumer discretionary	13.0
Information technology	12.8
Health care	9.6
Materials	8.7
Industrials	8.4
Consumer staples	7.5
Utilities	5.2
Energy	4.9
Telecommunication services	3.5
Real estate	2.2
Short-term investments and other	8.7

*	The weightings represent the holdings of International Fund, a series of American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the American International Trust Series II shares returned 2.97% and the MSCI AC World ex U.S. Index returned 5.01%.

Environment  >  The year was difficult for non-U.S. stock markets, beginning with worries about China’s slowing growth and property bubble, and continuing with the U.K.’s Brexit vote and the implications of that exit for companies in the eurozone. Europe continued its struggles to revive growth. Japan appears to be treading water and not making much progress.

The U.S. economy strengthened, and so did the U.S. dollar, which tends to have a negative impact on emerging markets. But a point of consolation for emerging markets was that oil prices rebounded, which helped soothe fears of a further deflationary environment.

Energy stocks did well, but a lower exposure to this rebounding sector hurt relative performance. After strong returns in health care in recent years, many holdings lagged, most notably Novartis AG. The master fund took advantage of the rally in commodities. Some materials sector stocks soared, including miners First Quantum Minerals, Ltd. and Fortescue Metals Group, Ltd, both of which doubled. Information technology stocks also aided returns, led by Nintendo Company, Ltd. and Tencent Holdings, Ltd.

Some proposed U.S. policies may lead to inflation and trade barriers for non-U.S. companies, which could have a negative impact on growth and stock markets. Therefore, we strive to have a balanced approach and look for companies that we believe will be least impacted by macroeconomic driven events. That is why we take a diversified approach, and invest in different geographies, industries and ultimately companies that can better achieve growth through efficiencies or innovative products.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
American International Trust Series I	3.12%	6.26%	2.00%	35.50%	21.90%
American International Trust Series II	2.97%	6.10%	1.85%	34.44%	20.12%
American International Trust Series III[2]	3.49%	6.64%	2.34%	37.89%	26.08%
MSCI AC World ex US Index[3,4]	5.01%	5.48%	1.42%	30.58%	15.15%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2
Series III shares were first offered on January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of American International Trust, including, for periods prior to their inception, the performance of the Class 1 shares of International Fund, a series of American Funds Insurance Series and the master fund in which American International Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

3
The MSCI AC World ex US Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and emerging markets, excluding the United States of America.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

American New World Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Bradford F. Freer, Nicholas J. Grace, Carl M. Kawaja, Robert H. Neithart

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide long-term capital appreciation. The trust invests all of its assets in Class 1 shares of its master fund, New World Fund®, a series of American Funds Insurance Series. New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that its advisor believes have potential of providing capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	14.8
Consumer discretionary	13.7
Financials	13.2
Energy	10.1
Consumer staples	7.9
Health care	7.0
Materials	5.9
Industrials	5.8
Utilities	2.7
Telecommunication services	2.1
Real estate	1.0
Short-term investments and other	15.8

*	The weightings represent the holdings of New World Fund, a series of American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the American New World Trust Series II shares returned 4.77% and the MSCI AC World Index returned 8.48%.

Environment  >  Oil and commodities struggled in the first part of the year, and investors remained wary of China’s slowing growth. June’s Brexit vote took the financial and political worlds by surprise, causing the markets to temporarily falter, before regaining their footing. The European economy has begun to improve, but at a very slow pace. The U.K. cut interest rates to historic lows in an effort to stave off recession. A number of countries have taken interest rates into negative territory to spur growth, but the move seems to be having little effect.

Low exposure to materials stocks, particularly mining companies, detracted. China Biologic was one of the most significant detractors, hurt by its relatively high valuation and the country’s generally weak market. Select consumer discretionary holdings were beneficial to relative performance, with Domino’s Pizza, Inc. and Kroton Educacional SA both contributing to relative returns. An increased exposure to companies based in Brazil, most notably oil giant Petrobras, also boosted results.

While the broad stock market has moved positively in the short term given the new populist policies, it will be some time before we know how it will respond to the new U.S. presidential administration on matters of trade, taxation and spending. The master fund’s managers continue to carefully monitor the portfolio while also looking for promising investment opportunities in this uncertain fiscal and economic environment.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
American New World Trust Series I2	4.93%	3.84%	3.16%	20.76%	36.55%
American New World Trust Series II3	4.77%	3.69%	3.03%	19.88%	34.81%
American New World Trust Series III[4]	5.20%	4.20%	3.55%	22.82%	41.76%
MSCI AC World Index[5,6]	8.48%	9.96%	4.12%	60.76%	49.75%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2
Series I shares were first offered on May 6, 2009. For periods prior to this date, the performance shown reflects the performance of Series II shares including, for periods prior to the inception of Series II shares, the performance of Class 1 shares of New World Fund, a series of American Fund Insurance Series and the master fund in which American New World Trust invests. Series II shares have higher expenses than Series I shares. Had the performance prior to May 6, 2009 reflected the expenses of Series I shares, performance would be higher.

3
Series II shares were first offered on May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of New World Fund, a series of American Funds Insurance Series and the master fund in which American New World Trust invests. The performance of the Class 1 shares of New World Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of American New World Trust. The inception date for Class 1 shares of New World Fund is June 17, 1999.

4
Series III shares were first offered on January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of American New World Trust, including, for periods prior to their inception, the performance of the Class 1 shares of New World Fund, a series of American Funds Insurance Series and the master fund in which American New World Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5
The MSCI AC World Index (gross of foreign withholding taxes on dividends) is a free float adjusted market capitalization weighted index that is designed to measure equity performance in global developed and emerging markets.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Blue Chip Growth Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Larry J. Puglia

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide long-term growth of capital with current income as a second objective. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of large and medium-sized blue chip growth companies that, in the subadvisor’s view, are well established in their industries and have the potential for above-average earnings growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	33.1
Consumer discretionary	24.8
Health care	18.1
Financials	9.3
Industrials	8.3
Consumer staples	2.9
Real estate	1.9
Materials	0.4
Utilities	0.3
Short-term investments and other	0.9

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2016, the Blue Chip Growth Trust Series I shares returned 0.81% and the S&P 500 Index returned 11.96%.

Environment  >  Despite a sharp sell-off at the beginning of the year, U.S. stocks rose in 2016, lifting major indexes to record highs and resulting in strong full-year gains for many investors. Small- and mid-cap stocks outperformed large caps, and value stocks surpassed growth stocks across all market capitalizations, as measured by Russell indexes.

Overall, stock selection was the primary reason for relative underperformance, but sector weighting was also notably negative. Health care, information technology, consumer discretionary, and energy were detractors.

Health care was the largest relative detractor, mainly due to stock selection, but overweighting also hurt performance. Early in the year, shares of Alexion Pharmaceuticals, Inc. sold off along with other larger biotechnology stocks. The company issued disappointing guidance that fell below consensus analyst estimates, and shares declined sharply in the second quarter after the announcement of disappointing results of a phase III clinical trial. Shares of Allergan PLC declined earlier in the year when its proposed merger with Pfizer, Inc. was called off after the U.S. Treasury Department issued a notice aimed at curbing the benefits of tax inversions. We subsequently trimmed the trust’s position in Allergan.

Information technology underperformed on stock selection. Here, salesforce.com, Inc. detracted from relative returns in the latter half of 2016, largely in response to a lack of clarity surrounding the company’s acquisition strategy. Sentiment weighed on the stock based on its failed pursuit of acquiring LinkedIn Corp.

Consumer discretionary underperformed largely on overweighting this weak sector, but stock selection was also detrimental. The trust’s exposure to travel companies Norwegian Cruise Line Holdings, Inc. and Royal Caribbean Cruises, Ltd. weighed on relative returns due to heightened uncertainty about global travel trends. Our underweight exposure to the energy sector weighed on relative results as the sector reversed course from a dismal 2015 to post strong gains for the year. While OPEC agreed to its first production cuts in eight years at the end of November, in our view there are a variety of factors, including strong production in the U.S., that will continue to drive oversupply.

Real estate added value, largely due to underweighting the weakest-performing sector in the S&P benchmark. Consumer staples also added value on significant underweighting.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Blue Chip Growth Trust Series I	0.81%	15.35%	8.34%	104.20%	122.75%
Blue Chip Growth Trust Series II	0.62%	15.12%	8.13%	102.21%	118.41%
Blue Chip Growth Trust Series NAV	0.85%	15.41%	8.39%	104.76%	123.90%
S&P 500 Index[2,4]	11.96%	14.66%	6.95%	98.18%	95.72%
Russell 1000 Growth Index[3,4]	7.08%	14.50%	8.33%	96.79%	122.66%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	The Russell 1000 Growth Index is an unmanaged index composed of those securities in the Russell 1000 Index that have a higher-than-average growth orientation.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Capital Appreciation Trust

Subadvisor: Jennison Associates LLC
Portfolio Managers: Michael A. Del Balso, Kathleen A. McCarragher, Spiros (Sig) Segalas

INVESTMENT OBJECTIVE & POLICIES  >   The trust seeks long-term growth of capital by investing at least 65% of the trust’s total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadvisor believes to have above-average growth prospects.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Capital Appreciation Trust

Sector Composition*	% of Total
Information technology	44.9
Consumer discretionary	27.1
Health care	11.6
Industrials	4.2
Financials	4.1
Consumer staples	3.5
Energy	3.4
Materials	0.6
Short-term investments and other	0.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Capital Appreciation Trust Series I shares declined 1.08% and the Russell 1000 Growth Index returned 7.08%.

Environment  >  Decelerating economic growth in China, concerns about emerging economies’ balance sheet risk, the negative effect of lower energy prices on industrial sectors, fears of slowing economic growth in the U.S., uncertainty about the course of Federal Reserve monetary tightening; the United Kingdom’s vote to leave the European Union, and the U.S. presidential election all contributed to volatility during the past year. Low-volatility/high-dividend-paying stocks generally outperformed, and stocks of higher-growth companies generally underperformed. After the U.S. election, speculation about policy initiatives of the new administration favored companies — many of them exhibiting little secular growth — expected to benefit from a less onerous regulatory environment, lower corporate tax rates, and infrastructure and defense spending.

Investor risk aversion hurt higher-growth, and therefore higher-valuation, stocks. Health care companies detracted as they faced the additional headwind of growing concerns about drug pricing. Companies that sell innovative, high-priced drugs sold off, including trust holdings Alexion Pharmaceuticals, Inc., Regeneron Pharmaceuticals, Inc., and Vertex Pharmaceuticals, Inc. Health care companies where acquired growth plays a significant role, such as Allergan PLC, declined as regulatory changes threatened to remove tax benefits of mergers between U.S. and offshore companies. We sold the Vertex position prior to period end.

Information technology positions in the trust advanced but lagged the benchmark sector, with LinkedIn Corp.’s decline having the effect of tempering gains in NVIDIA Corp. and Tencent Holdings, Ltd. LinkedIn’s decline reflected significant deceleration in recent high growth rates; we sold the position prior to period end. NVIDIA’s revenue, gross margin, and earnings exceeded forecasts. The company focuses on high-growth markets where we believe it can leverage its graphics expertise to offer high-value-added solutions. Tencent, China’s largest Internet service portal, performed well driven by its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts.

In consumer discretionary, Nike Inc.’s decline offset advances in Amazon.com, Inc. and Marriott International, Inc.. Nike fell on inventory overhang, declining average selling prices, and increased competition. Amazon benefited from strong execution, margin expansion, and development of its cloud infrastructure business. Marriott, which acquired Starwood Hotels, benefited from increased demand and limited supply growth in the U.S.

The financials sector, including The Goldman Sachs Group, Inc., benefited as the market reacted favorably to the new U.S. administration, which is thought to favor a less onerous regulatory environment. We believe Goldman’s strong capital base and leading positions in investment banking, capital markets, trading, and asset management provide attractive exposure to long-term global economic expansion.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Capital Appreciation Trust Series I	–1.08%	14.02%	7.95%	92.67%	114.97%
Capital Appreciation Trust Series II	–1.26%	13.80%	7.73%	90.83%	110.63%
Capital Appreciation Trust Series NAV	–1.00%	14.07%	8.00%	93.15%	115.92%
Russell 1000 Growth Index[2,3]	7.08%	14.50%	8.33%	96.79%	122.66%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 1000 Growth Index is an unmanaged index composed of the Russell 1000 securities that have a greater-than-average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Capital Appreciation Value Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: David R. Giroux

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the trust’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans, foreign securities, futures, and options. The trust may invest up to 20% of its total assets in foreign securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Common stocks	63.6
Corporate bonds	20.7
Term loans	2.8
Preferred securities	2.3
Asset backed securities	0.3
Short-term investments and other	10.3

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2016, the Capital Appreciation Value Trust Series I shares returned 8.12% and the S&P 500 Index returned 11.96%.

Environment  >  After a sour start to the year, driven by fears of a global economic slowdown, especially in China, and a collapse in oil prices, stocks worked their way higher through late June. There was a brief but intense sell-off as the U.K. unexpectedly voted in favor of leaving the European Union, but stocks resumed their upward trajectory amid expectations that global central banks would provide additional monetary stimulus. Markets traded mostly flat prior to the November 8 U.S. elections, when an unexpected presidential victory by Donald Trump sparked a feverish stock market rally. Investors appeared to be anticipating a friendlier regulatory environment and stimulative fiscal policies, including tax cuts and increased infrastructure spending. In contrast, domestic bond market returns were mostly negative for the period. U.S. Treasury yields jumped following Donald Trump’s election victory amid increased expectations for U.S. fiscal stimulus and higher inflation.

The trust recorded positive absolute results in 2016 but underperformed its all-equity benchmark, the S&P 500 Index. Fixed income holdings within the trust also posted a positive return during the one-year period, strongly outperforming the Bloomberg Barclays U.S. Aggregate Bond Index. Unfortunately the relative boost from debt securities was not adequate to overcome the equity shortfall.

The information technology sector detracted from relative performance, due to stock selection and our underweight exposure. An out-of-benchmark position in NetScout Systems, Inc. hindered results, as did Visa, Inc. We unwound the position in NetScout. The consumer staples sector also detracted from relative performance, due to our overweight position in this relatively weak sector. Conversely, the health care sector contributed to relative performance, due to stock selection. Within the sector, UnitedHealth Group, Inc. and Becton, Dickinson & Company helped results. Stock selection in the consumer discretionary sector also benefited relative performance.

While we continue to be cautious on the equity market overall given stretched valuations and uncertain U.S. policy, we opportunistically added to select equities during the year that we believe will be solid performers in most economic scenarios. Specifically, we added to select names within the information technology and consumer staples sectors that have durable earnings streams and attractive valuations relative to their industry peers. We also trimmed holdings that had performed well in the health care and industrials and business services sectors. Our overall fixed income weight increased from the prior year, as we added to select high yield and investment-grade securities, while we trimmed bank debt.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Capital Appreciation Value Trust Series I (began 4/28/08)	8.12%	12.36%	—	8.25%	79.06%	—	99.05%
Capital Appreciation Value Trust Series II (began 4/28/08)	7.84%	12.13%	—	8.02%	77.28%	—	95.43%
Capital Appreciation Value Trust Series NAV (began 4/28/08)	8.19%	12.43%	—	8.29%	79.64%	—	99.73%
S&P 500 Index[2,3]	11.96%	14.66%	—	7.91%	98.18%	—	93.67%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Core Strategy Trust

Subadvisors: John Hancock Asset Management a division of Manulife Asset Management (US) LLC (John Hancock Asset Management) and
John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital by investing approximately 70% of its total assets in equity securities and underlying funds which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and underlying funds which invest primarily in fixed-income securities. Current income is also a consideration.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Large Blend	71.0
Intermediate Bond	29.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Core Strategy Trust Series II shares returned 6.96% and the benchmark, a blend of 70% S&P 500 Index and 30% Bloomberg Barclays U.S. Aggregate Bond Index, returned 9.23%.

Environment  >  Although equities posted strong gains over the year, there were a number of macroeconomic challenges during 2016. Fears of a slowing global economy, coupled with falling commodity prices, sent U.S. stocks down significantly through the beginning of February. Equity and commodity markets experienced a V-shape-type recovery, in part due to the Federal Reserve Board’s (Fed) decision to not raise short-term interest rates in March or in June, along with lowering expectations for future rate hikes. Markets again faced uncertainty after the U.K. voted to leave the European Union (Brexit) in late June, which sparked another short-term equity market sell-off. Equities proved resilient once more as markets continued to post gains, led by international developed and emerging markets equities.

Following Donald Trump’s surprise election day victory in November, U.S. equities rallied in the fourth quarter to finish the year up nearly 12% (as measured by the S&P 500 Index). Anticipation that a Trump administration will implement fiscal stimulus measures — corporate and personal income tax cuts, along with defense and infrastructure spending — drove the U.S. equity market higher. Emerging markets had a strong year and finished the period with a performance that was in-line with U.S. equities. Stabilization within the Chinese economy, along with improving commodity prices, helped support emerging markets’ economies.

Investment-grade bonds had a mediocre year, capped off by a challenging fourth quarter. U.S. Treasury securities periodically benefited from their status as safe-haven investments, particularly following the uncertainty of Brexit. However, this downward pressure on yields was quickly offset following Mr. Trump’s election victory, which triggered concern for most segments of the U.S. and international fixed-income markets. Prospects of increased fiscal spending, stronger economic growth and higher inflation prompted expectations that the Fed would take a more aggressive approach to its interest rate policy in 2017.

The trust trailed its blended benchmark, with much of the underperformance driven by its asset class positioning. The trust’s allocation to developed market international equities was a relative detractor from performance, as the MSCI EAFE Index trailed the S&P 500 Index. On a geographic basis, U.S. large-capitalization equities were positive contributors to the relative performance. JHVIT Bond Trust accounts for 100% of the fixed income exposure and performed in-line with the Bloomberg Barclays U.S. Aggregate Index.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Core Strategy Trust Series I2	7.11%	8.77%	5.05%	52.24%	63.70%
Core Strategy Trust Series II	6.96%	8.57%	4.89%	50.82%	61.26%
Core Strategy Trust Series NAV[3]	7.16%	8.83%	5.10%	52.66%	64.45%
S&P 500 Index[4,7]	11.96%	14.66%	6.95%	98.18%	95.72%
Bloomberg Barclays U.S. Aggregate Bond Index[5,7]	2.65%	2.23%	4.34%	11.67%	53.00%
Blended Index[6,7]	7.45%	9.40%	5.37%	56.71%	68.66%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2
Series I shares were first offered on April 28, 2008. For periods prior to April 28, 2008, the performance shown links the performance of the Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to April 28, 2008 reflected Series I expenses, performance would be higher.

3
Series NAV shares were first offered on April 28, 2008. For periods prior to April 28, 2008, the performance shown links the performance of the Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 28, 2008 reflected Series NAV expenses, performance would be higher.

4	The S&P 500 Index is an unmanaged index composed of 500 widely traded common stocks.

5	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	The blended index is 49% Russell 3000 Index, 21% MSCI EAFE Index, and 30% Bloomberg Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Emerging Markets Value Trust

Subadvisor: Dimensional Fund Advisors, LP
Portfolio Managers: Joseph H. Chi, CFA, Jed S. Fogdall, Henry F. Gray, Daniel Ong, Bhanu P. Singh

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets, which are designated from time to time by the subadvisor.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	30.1
Materials	15.9
Energy	13.9
Industrials	9.9
Information technology	9.2
Consumer discretionary	9.0
Real estate	3.5
Consumer staples	3.3
Telecommunication services	2.8
Utilities	1.5
Health care	0.5
Short-term investments and other	0.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Emerging Markets Value Trust Series NAV shares returned 18.08% and the MSCI Emerging Markets Index returned 11.60%.

Environment  >  In U.S. dollar terms, emerging markets posted positive returns for the one-year period ending December 31, 2016, outperforming developed markets outside the U.S., although they trailed the U.S. markets. As measured by the Russell 3000 Index, U.S. stocks returned 12.74%. The U.S. dollar depreciated against some emerging markets currencies, such as the Brazilian real and Russian ruble, but appreciated against others, particularly the Turkish lira and Mexican peso. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of emerging markets.

Small cap securities (MSCI Emerging Markets Small Cap) underperformed large caps by a substantial margin for the year. Along the relative price dimension, large value stocks (MSCI Emerging Markets Value) significantly outperformed large growth stocks (MSCI Emerging Markets Growth) and there was a greater differential among smaller caps in the value versus growth dimension.

With low relative price (value) stocks outperforming high relative price (growth) stocks for the period, the trust’s focus on value stocks was the primary driver of outperformance. At the sector level, the trust’s emphasis on deep value stocks led to greater allocations to the energy and materials sectors. These allocation differences had a positive impact on relative performance, as both sectors were among the strongest performers for the period. At the country level, a lesser allocation to China benefited relative performance, as China underperformed the overall index. Additionally, the trust’s emphasis on deep value stocks had a particularly positive impact in Brazil, South Africa, and India.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Emerging Markets Value Trust Series I (began 5/1/07)	18.00%	0.69%	—	0.78%	3.52%	—	7.76%
Emerging Markets Value II2	17.62%	0.66%	—	0.78%	3.36%	—	7.80%
Emerging Markets Value Trust Series NAV (began 5/1/07)	18.08%	0.75%	—	0.82%	3.78%	—	8.24%
MSCI Emerging Markets Index[3,4]	11.60%	1.64%	—	1.52%	8.50%	—	15.76%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2
Series II shares were first offered on May 27, 2015. The performance shown links the performance of Series NAV Shares, which have lower expenses than Series II Shares. Had the performance prior to May 27, 2015 reflected Series II expenses, performance would be lower.

3
The MSCI Emerging Markets Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Equity Income Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: John D. Linehan

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide substantial dividend income and also long-term growth of capital. The trust invests at least 80% of its total net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	24.8
Industrials	11.3
Energy	11.0
Information technology	10.5
Health care	9.0
Consumer discretionary	8.6
Utilities	7.8
Consumer staples	5.3
Materials	4.9
Telecommunication services	2.7
Real estate	2.0
Short-term investments and other	2.1

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2016, the Equity Income Trust Series I shares returned 19.12% and the Russell 1000 Value Index returned 17.34%.

Environment  >  The Russell 1000 Value Index posted a double-digit positive return during the period. As measured by the various Russell indexes, large-cap shares underperformed their small-cap and mid-cap counterparts, while value stocks outperformed growth stocks across the capitalization spectrum. Within the Russell 1000 Value Index, nearly all sectors posted a positive return. The materials sector led performance, followed by energy and financials. The only sector to end in negative territory was real estate.

The information technology sector contributed to relative performance, largely due to stock selection. Applied Materials, Inc. benefited from a surge in spending on the latest memory chip technology for mobile devices and displays, as well as from stronger demand in China. We trimmed our position on strength but continue to see value in the company as it should benefit from continued semiconductor capital equipment demand and higher display revenues as smartphones transition to the next generation of memory and display technology.

An underweight allocation and stock selection in the consumer staples sector boosted relative results. Agricultural processor Archer-Daniels-Midland Company performed well, driven by a robust U.S. harvest, higher U.S. exports, and higher ethanol margins. We remain positive on the company given its best-in-class management team and leading position in an industry that should continue to benefit from a positive fundamental grain backdrop.

Conversely, stock selection in the telecommunication services sector detracted from relative performance. Vodafone Group PLC declined, driven by concern that the Brexit vote could lead to higher regulatory hurdles for a potentially synergistic deal with Liberty Global PLC, as well as from negative currency effects. We continue to see value in Vodafone given its solid fundamental outlook, driven by the improvement in European mobile service revenue and acceleration in high-speed broadband.

Overweight exposure to the consumer discretionary sector hindered relative results, as did stock selection in the financials sector. In financials, the Royal Bank of Scotland Group PLC suffered from additional provisions for litigation claims, persistently low U.K. interest rates, and higher macroeconomic uncertainty following the Brexit vote. We continue to hold the position in Royal Bank, as we believe management’s plan focused on cutting expenses while reducing non-core assets and expanding its U.K. retail and commercial bank businesses will benefit shareholders over the longer term.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Equity Income Trust Series I	19.12%	12.75%	5.64%	82.21%	73.11%
Equity Income Trust Series II	18.91%	12.53%	5.43%	80.46%	69.72%
Equity Income Trust Series NAV	19.18%	12.82%	5.70%	82.77%	74.08%
Russell 1000 Value Index[2,3]	17.34%	14.80%	5.72%	99.38%	74.45%
S&P 500 Index	11.96%	14.66%	6.95%	98.18%	95.72%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 1000 Value Index is an unmanaged index composed of those securities in the Russell 1000 Index that have a less-than-average growth orientation.

3	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Financial Industries Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Susan A. Curry, Ryan Lentell, CFA, Lisa A. Welch

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks growth of capital. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that are principally engaged in financial services.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Industry Composition*	% of Total
Banks	58.6
Insurance	15.4
Capital markets	10.5
Consumer finance	4.9
Diversified financial services	3.7
Equity real estate investment trusts	2.6
Thrifts and mortgage finance	1.6
Real estate management and development	1.0
Short-term investments and other	1.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Financial Industries Trust Series I shares returned 19.37% and the S&P 500 Financials Index returned 22.80%.

Environment  >  The U.S. equity market was volatile during the period, with sharp dips in February and June followed by a substantial recovery in November after the surprise election of Donald Trump as U.S. president. Concerns of an emerging markets slowdown, a rising U.S. dollar, central bank actions, commodity price weakness, mixed global economic news, and the U.K.’s vote to leave the European Union (Brexit) contributed to the volatility. However, expectations arose that the Trump administration would remove regulations, cut corporate taxes, and increase fiscal spending. Such moves could potentially lead to higher interest rates than originally anticipated and better profitability, especially for most segments of the financials sector.

Stock selection in capital markets detracted from the trust’s relative performance, especially its holdings in traditional asset managers, where investment flows have been weak this year. The trust’s positions in companies outside the U.S., where the economic outlook was more mixed and certain macroeconomic factors caused volatility, also detracted from performance. Individual detractors included the Bank of Ireland and UniCredit S.p.A. The Bank of Ireland was affected by the Brexit vote. Ireland is a large trading partner with the U.K. and investors were concerned that potential U.K. economic weakness would negatively impact Ireland. UniCredit underperformed, as lingering credit issues within the Italian banking system, election uncertainty, and the threat of the rollback of reforms, all caused Italian equities to weaken.

Stock selection in banks and thrifts contributed positively to the trust’s relative performance, as did consumer finance companies. Individual contributors included asset-sensitive banks, such as SVB Financial Group, Zions Bancorporation, Regions Financial Corp., and Comerica, Inc., whose earnings should benefit from rising interest rates. Specialty insurer Assured Guaranty, Ltd. was helped by an improving economic outlook for Puerto Rico, as well as the territory’s election of a new more pro-business governor. Assured Guaranty insures several Puerto Rico municipal bonds. Assured’s announcement of the acquisition of MBIA UK, Inc.’s operations and its continued aggressive return of capital to shareholders also benefited the stock. Discover Financial Services, Inc. also performed well, on strong credit card and loan growth.

We added new positions in James River Group Holdings, Ltd., a high-quality small-capitalization specialty insurer, and increased the position in Lincoln National Corp., as new regulation with the Department of Labor became clearer and the company modified their product line. We trimmed positions in The Blackstone Group L.P. and KKR & Co. L.P. amid uncertainty about tax changes on carried interest following the U.S. presidential election. We eliminated positions in UniCredit and Barclays PLC.

We expect to keep focused on the U.S., as the country’s economic and interest rate outlooks are more attractive relative to other jurisdictions. Despite our focus on the U.S., we will continue to look for good individual opportunities across geographies and within the sector.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Financial Industries Trust Series I	19.37%	14.28%	3.74%	94.88%	44.37%
Financial Industries Trust Series II	19.21%	14.05%	3.53%	92.97%	41.53%
Financial Industries Trust Series NAV	19.47%	14.32%	3.79%	95.30%	45.13%
S&P 500 Financials Index[2,5]	22.80%	19.47%	–0.36%	143.38%	–3.53%
S&P 500 Index[3,5]	11.96%	14.66%	6.95%	98.18%	95.72%
Lipper Financial Services Index[4,5]	22.46%	17.86%	1.63%	127.43%	17.59%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	The S&P 500 Financials Index is an unmanaged index of financial sector stocks in the S&P 500 Index.

4
The Lipper Financial Services Index consists of the 30 largest funds in the Lipper peer category that invest primarily in equity securities of domestic companies engaged in providing financial services, including but not limited to banks, finance companies, insurance companies and securities/brokerage firms.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Fundamental All Cap Core Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Emory (Sandy) Sanders, CFA, Jonathan White, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks seek long-term growth of capital. Under normal market conditions, the trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Consumer discretionary	27.5
Financials	26.3
Information technology	17.8
Industrials	8.1
Consumer staples	6.2
Health care	5.1
Energy	5.0
Materials	2.3
Real estate	1.5
Short-term investments and other	0.2

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Fundamental All Cap Core Trust Series I shares returned 8.34% and the Russell 3000 Index returned 12.74%.

Environment  >  Despite a rocky start, U.S. stocks had another strong year. The market plunged early in 2016 as oil prices collapsed, economic growth in China slowed and the U.S. economic recovery remained choppy. However, improved economic data and a turnaround in oil prices spurred a rally, starting in mid-February, which extended through the spring. The U.K.’s surprise vote to leave the European Union caused another sharp market decline in June, but swift support from central banks, positive economic data, and some encouraging earnings reports spurred U.S. stocks to new highs over the summer. Volatility increased in the fall, followed by a strong post-election rally that was fueled by expectations of lower corporate tax rates, reduced regulation, and increased fiscal stimulus. Oil prices ended the year well above their February low, although still below their pre-correction levels. A modest interest-rate hike in mid-December was widely anticipated by investors and had little impact on the market. Within the Russell 3000 Index, returns varied widely. The energy, telecommunication services, financials, materials, and industrials sectors each returned 20% or more. By contrast, the health care sector declined amid concern over potential drug price caps.

Security selection in the information technology and financials sectors detracted from the trust’s performance. A sizable overweight and stock picks in the consumer discretionary sector also detracted.

The biggest individual disappointments came from the consumer discretionary sector. Shares of apparel and home goods retailer Ralph Lauren Corp. declined due to online competition, sluggish global growth, and adverse currency exposures. We sold the position prior to period end. In addition, homebuilder Lennar Corp.’s stock fell because of rising labor costs and the likelihood of higher interest rates. In the information technology sector, an investment in professional networking company LinkedIn Corp. plunged last February following a lower-than-expected outlook for its advertising business. The stock regained some ground following a generous buyout offer last June, but was still down year-to-date. In the financials sector, the biggest detractor was Santander Consumer USA Holdings, Inc., an auto finance company that targets credit-impaired buyers. Its shares sank in the first quarter amid concern over deteriorating credit trends among subprime borrowers, slowing auto sales, a change in leadership at the company and growing debt. We eliminated the positions in Santander and LinkedIn. Lastly, an overweight in asset management holding company Affiliated Managers Group, Inc. hurt, as market volatility and the shift into lower-cost index funds led to disappointing inflows that hindered its return.

A sizable underweight in the weak-performing health care sector gave the biggest boost to relative performance. Top individual contributors, however, came from elsewhere, including financial giant, Bank of America Corp., and electronics distributor WESCO International, Inc.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Fundamental All Cap Core Trust Series I	8.34%	15.73%	6.28%	107.56%	83.81%
Fundamental All Cap Core Trust Series II	8.12%	15.50%	6.07%	105.57%	80.22%
Fundamental All Cap Core Trust Series NAV	8.40%	15.79%	6.33%	108.16%	84.79%
Russell 3000 Index[2,3]	12.74%	14.67%	7.07%	98.23%	98.10%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Fundamental Large Cap Value Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Nicholas Renart, Emory (Sandy) Sanders, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation. Under normal market conditions, the trust invests at least 80% of its net assets in equity securities of large-capitalization companies. The trust considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index. Equity securities include common, convertible and preferred securities and their equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	35.8
Information technology	14.5
Consumer discretionary	11.7
Energy	11.3
Health care	9.0
Industrials	8.9
Consumer staples	8.0
Short-term investments	0.8

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Fundamental Large Cap Value Trust Series I shares returned 10.17% and the Russell 1000 Value Index returned 17.34%.

Environment  >  Despite a rocky start, U.S. stocks had another strong year. The market plunged early in 2016 as oil prices collapsed, economic growth in China slowed, and the U.S. economic recovery remained choppy. However, improved economic data and a turnaround in oil prices spurred a rally, starting in mid-February, which extended through the spring. The U.K.’s surprise vote to leave the European Union caused another sharp market decline in June, but swift support from central banks, positive economic data, and some encouraging earnings reports helped U.S. stocks reach new highs over the summer. Volatility increased in the fall, followed by a strong post-election rally that was fueled by expectations of lower corporate tax rates, reduced regulation, and increased fiscal stimulus. Oil prices ended the year well above their February low, although still far below their pre-correction levels. A modest interest-rate hike in mid-December was widely anticipated by investors and had little impact on the market.

The trust underperformed the Russell 1000 Value Index due largely to security selection in the consumer discretionary, financials and consumer staples sectors. An underweight and stock picks in the energy sector also detracted from relative performance.

Individual disappointments from the consumer discretionary sector included apparel and home goods retailer Ralph Lauren Corp., which was hurt by online competition, sluggish global growth and adverse currency conditions. In addition, homebuilder Lennar Corp.’s stock declined due to rising labor costs and the likelihood of higher interest rates. In financials, the biggest detractor was Santander Consumer USA Holdings, Inc., an auto finance company that targets credit-impaired buyers. Its shares sank in the first quarter amid concern over deteriorating credit trends among subprime borrowers, slowing auto sales, a change in leadership at the company and growing debt. We eliminated Santander from the trust. Lastly, our stake in Netherlands-based Heineken Holding N.V. hurt, as the global brewer saw weak economic growth in emerging markets. Currency challenges and a late-period shift away from more-defensive stocks also pressured its return.

The trust’s lack of exposure to the relatively weak real estate sector aided relative performance. Top individual contributors included investment banking giant The Goldman Sachs Group, Inc., which saw its shares lifted by post-election expectations of improved economic growth, higher interest rates, and less regulation.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Fundamental Large Cap Value Series I	10.17%	14.70%	4.77%	98.54%	59.30%
Fundamental Large Cap Value Series II	9.96%	14.48%	4.56%	96.64%	56.23%
Fundamental Large Cap Value Series NAV	10.22%	14.75%	4.82%	99.00%	60.09%
Russell 1000 Value Index[2,3]	17.34%	14.80%	5.72%	99.38%	74.45%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 1000 Value Index is an unmanaged index composed of those securities in the Russell 1000 Index with a less-than-average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Global Trust

Subadvisor: Templeton Global Advisors Limited
Portfolio Managers: Heather Arnold, CFA, Norman J. Boersma, CFA, Tucker Scott, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing primarily in the equity securities of companies located throughout the world, including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	23.5
Health care	14.5
Information technology	14.1
Energy	11.6
Consumer discretionary	9.2
Industrials	6.1
Telecommunication services	5.3
Materials	3.8
Consumer staples	1.5
Utilities	1.3
Short-term investments and other	9.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Global Trust Series I shares returned 9.47% and the MSCI World Index returned 8.15%.

Environment  >  Global equities advanced in 2016, an eventful year that began with fear and volatility and ended with renewed optimism and many major exchanges hitting near-record highs. The trust overcame significant currency headwinds and outperformed its benchmark over the reporting period, benefiting from a long-awaited rally in depressed cyclicals stocks that rewarded disciplined value investors.

The trust’s significantly overweighted energy position benefited relative results amid rebounding oil prices, and stock selection in the sector also helped. Our current energy sector strategy involves selectively reducing exposure to some of the earlier cycle energy services and exploration and production stocks we believe have fuller valuations and rotating into integrated oil producers we feel are more modestly valued. Elsewhere among resource sectors, several materials holdings helped performance as mining shares (and underlying commodities) gained, reflecting potential economic stimulus that would support prices. Similar to energy, we began selling what we viewed as fully valued industrial miners and rotating into depressed precious metals miners we feel have countercyclical risk and return characteristics. Stock selection also benefited relative results in the information technology and consumer discretionary sectors, as did positioning in the consumer discretionary sector and consumer staples sectors.

Turning to detractors, stock selection and a relative overweight in the health care sector detracted from relative performance as the sector experienced a sharp and sustained reversal following political criticism during the U.S. election cycle. Although pricing in the U.S. market continues to be a well-recognized (and in some instances in our view, overstated) risk, industry fundamentals more broadly continued to impress us, characterized by high returns on equity, strong cash flows, and low leverage.

Financials stocks rebounded strongly near period-end as interest rates rose and growth expectations improved, though the late recovery failed to overcome earlier weakness. Stock selection in the sector detracted from relative performance. European banks lagged but remained abundantly cheap in our assessment, relative to U.S. peers, and well placed to benefit from higher interest rates, falling loan-loss provisions, and potentially relaxed regulations.

Regionally, stock selection in the U.S. contributed to relative results, as did security selection in Asia and Europe. However, positioning in several countries hindered relative performance, including Sweden and Italy in Europe, as well as China in Asia. The U.S. dollar appreciated against most foreign currencies, which also hurt the trust’s performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Global Trust Series I	9.47%	9.75%	2.64%	59.23%	29.80%
Global Trust Series II	9.24%	9.53%	2.43%	57.63%	27.19%
Global Trust Series NAV	9.47%	9.80%	2.69%	59.56%	30.42%
MSCI World Index[2,3]	8.15%	11.04%	4.41%	68.82%	54.02%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2
The MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Health Sciences Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Managers: Ziad Bakri

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production or distribution of products or services related to health care, medicine, or the life sciences.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Industry Composition*	% of Total
Biotechnology	35.3
Health care providers and services	24.3
Health care equipment and supplies	15.6
Pharmaceuticals	15.1
Life sciences tools and services	5.5
Food and staples retailing	2.1
Health care technology	0.6
Specialty retail	0.2
Machinery	0.1
Commercial services and supplies	0.1
Software	0.1
Short-term investments and other	1.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Health Sciences Trust Series I shares declined 10.57% and the Lipper Health/Biotechnology Index declined 11.07%.

Environment  >  Despite a sharp sell-off at the beginning of the year, U.S. stocks rose in 2016, with major indexes reaching record highs near year-end. Small- and mid-cap stocks substantially outperformed large-caps.

Overall, stock selection detracted from relative performance while industry allocations generally added value.

The pharmaceuticals industry was the largest source of relative weakness due to stock selection. Shares of Valeant Pharmaceuticals International, Inc. continued to sell off sharply in the first quarter of 2016, after management released preliminary fourth-quarter earnings and provided 2016 targets that were significantly below the guidance provided in December. In light of this, we steadily decreased our holdings and completely exited the position in the second quarter. Allergan PLC weighed on relative performance as shares fell early in the year when the U.S. Treasury Department issued a notice aimed at curbing the benefits of tax inversions, and Allergan and Pfizer, Inc. subsequently ended their proposed merger. Products and devices also negatively impacted relative results as the trust held an underweight exposure to the best-performing health care industry during the period.

The services sector added the most value during the period, driven by an overweight allocation to the industry. UnitedHealth Group, Inc. continued to deliver strong results in the face of high expectations with notable strength from its Optum business unit. Shares also benefited from the results of the U.S. elections, buoyed by the elimination of single-payer risk, the possible repeal of the Affordable Care Act, potential corporate tax reform, and the longer-term opportunity of Medicare reform. Aetna, Inc. posted solid gains in the first half of the year on expectations of regulatory approval for its merger with Humana, Inc.

Outperformance within biotechnology was driven by an underweight allocation to the group, which was the worst-performing health care industry during the period, in addition to several notable holdings that performed well over the period. Shares of TESARO, Inc. more than doubled in the second quarter of 2016 after the company released phase III clinical trial data for niraparib, an ovarian cancer treatment.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Health Sciences Trust Series I	–10.57%	21.51%	13.93%	164.84%	268.37%
Health Sciences Trust Series II	–10.77%	21.25%	13.70%	162.11%	261.04%
Health Sciences Trust Series NAV	–10.54%	21.56%	13.99%	165.39%	270.28%
S&P 500 Index[2,4]	11.96%	14.66%	6.95%	98.18%	95.72%
Lipper Health/Biotechnology Index[3,4]	–11.07%	18.78%	11.66%	136.43%	201.39%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3
The Lipper Health/Biotechnology Index consists of the 30 largest funds in the Lipper peer category that invest in the equity securities of domestic companies engaged in healthcare, medicine, and biotechnology.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

International Equity Index Trust B

Subadvisor: SSgA Funds Management, Inc.
Portfolio Managers: Thomas Coleman, CFA, Karl Schneider, CAIA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. The trust invests at least 80% of its assets in securities listed in the MSCI All Country World excluding U.S. Index or American Depositary Receipts or Global Depositary Receipts representing such securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	22.8
Industrials	11.5
Consumer discretionary	11.2
Consumer staples	9.6
Information technology	9.0
Health care	7.9
Materials	7.9
Energy	7.3
Telecommunication services	4.6
Real estate	3.1
Utilities	3.1
Short-term investments and other	2.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the International Equity Index Trust B Series NAV shares returned 4.43% and the MSCI AC World ex U.S. Index returned 5.01%.

Environment  >  With a starting point of continued slow and uneven economic growth for developed economies, investors in 2016 navigated a storm of additional uncertainties including softening economic growth and policy missteps in China, a degree of disenchantment in the ability of global central banks to influence market outcomes and a vote by the United Kingdom (U.K.) to exit the European Union (Brexit). After selling off aggressively to kick off the year through the second week of February, global equities clawed back into positive territory for the year through June 23rd, only to see those gains briefly extinguished with the surprise outcome of the Brexit vote. Global markets entered the third quarter riding the tailwind of an aggressive snap back rally.

Likewise, commodity prices opened the year falling sharply, only to find a bottom in mid-February and regaining ground. Also aiding emerging markets and keeping global financial conditions easy was a cautious Federal Reserve that hiked rates just once in 2016, where a more aggressive rate of tightening had been forecast entering the year. In the U.K., the Bank of England did engage in some easing measures by reducing short term interest rates and also extending their quantitative easing program. Both the Bank of Japan and European Central Bank held back from the additional monetary stimulus anticipated earlier in 2016 despite falling far short on their inflation goals, and the effectiveness of existing unconventional monetary policy measures has come under increasing scrutiny.

On an individual security level, detractors from the trust’s performance included Novo Nordisk A/S, Valeant Pharmaceuticals International, Inc., and Roche Holding AG. The top positive contributors included Samsung Electronics Company, Ltd, Taiwan Semiconductor Manufacturing Company, Ltd., and Royal Dutch Shell PLC.

Six of the eleven sectors of the MSCI ACWI ex US Index had positive returns for the quarter. The health care, consumer discretionary, and telecommunication services sectors negatively impacted performance.

The trust’s performance had positive contributions from energy, materials, and information technology.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
International Equity Index Trust B Series I2	4.45%	4.80%	0.80%	26.40%	8.32%
International Equity Index Trust B Series II2	4.24%	4.62%	0.72%	25.35%	7.41%
International Equity Index Trust B Series NAV	4.43%	4.83%	0.82%	26.62%	8.50%
MSCI AC World ex U.S. Index[3,4]	5.01%	5.48%	1.42%	30.58%	15.15%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2
Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3
The MSCI AC World ex U.S. Index (gross of foreign withholding taxes on dividends) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets excluding the United States.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

International Growth Stock Trust

Subadvisor: Invesco Advisers, Inc.
Portfolio Managers: Brently Bates, Matthew Dennis, Mark Jason, Richard Nield, Clas G. Olsson,

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of international securities whose issuers are considered by the trust’s subadvisor to have potential for earnings or revenue growth. The trust will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of any market capitalization.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Consumer discretionary	19.7
Financials	18.5
Information technology	16.4
Industrials	13.3
Consumer staples	10.0
Health care	8.5
Energy	5.3
Materials	2.6
Short-term investments and other	5.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the International Growth Stock Trust Series NAV shares declined 1.20% and the MSCI AC World ex U.S. Growth Index returned 0.50%.

Environment  >  Global equities began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over the U.S. Federal Reserve’s (Fed) monetary policy. Equity markets rebounded strongly in mid-February. Central banks, including the Fed, the European Central Bank and the Bank of Japan, soothed investors’ nerves throughout the reporting period with accommodative policies and dovish rhetoric. Other factors contributing to investor sentiment included rebounding oil prices and an improving housing market and employment picture in the U.S. In June, the decision by U.K. voters to leave the European Union caused global markets to decline sharply, but only briefly. In November, the election of Donald Trump to the U.S. presidency caused a surge in U.S. stocks, particularly in the health care and financials sector, which might benefit from reduced regulation. Non-US equities, particularly emerging market equities, traded lower on the news due to currency weakness and the prospect of a less favorable trade environment. Also in November, OPEC agreed to cut production for the first time in eight years; the agreement helped support higher oil prices and energy stocks. As expected, the Fed raised interest rates in December 2016.

Teva Pharmaceutical Industries, Ltd. was the most significant detractor from relative performance for the year. Teva is an Israel-based company that manufactures and sells generics, proprietary and over-the-counter pharmaceuticals. Teva shares have been weak because investors believe the company overpaid for a recent acquisition while taking on a lot of debt. Their key product, Copaxone, will have generic competition in 2017. We believe these headwinds are reflected in the share price, but we also acknowledge growing concerns about the company’s long-term cash generation ability as pricing challenges increase.

Portfolio holdings in the financials, industrials and energy sectors were among the strongest contributors to the portfolio’s performance. An underweight allocation to the weak telecommunications sector also contributed to relative returns. Holdings in the consumer discretionary and health care sectors, however, underperformed those of the index and were the most significant detractors from relative performance. Sky PLC and Grupo Televisa SAB were two substantial detractors in the consumer discretionary sector. Grupo Televisa is a Mexico-based media company, and Sky is one of its operating companies offering direct-to-home satellite in several European countries. Financial holdings were the most significant contributors to relative performance.

The trust’s holdings in Israel and Sweden underperformed those of the benchmark over the reporting period and were among the most significant detractors from relative results. China holdings also dragged down absolute and relative results. In contrast, holdings in Brazil, Canada and Singapore outperformed those of the benchmark and were contributors to performance.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
International Growth Stock Trust Series I2	–1.31%	5.88%	—	4.87%	33.05%	—	34.85%
International Growth Stock Trust Series II2	–1.45%	5.70%	—	4.73%	31.96%	—	33.74%
International Growth Stock Trust Series NAV (began 9/16/10)	–1.20%	5.93%	—	4.91%	33.38%	—	35.18%
MSCI AC World ex U.S. Growth Index[3,5]	0.50%	5.71%	—	3.81%	31.98%	—	26.50%
MSCI EAFE Growth Index[4,5]	–2.66%	7.06%	—	5.17%	40.66%	—	37.35%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2
Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3
The MSCI AC World ex U.S. Growth Index (gross of foreign withholding taxes on dividends) is a free float adjusted market capitalization index that is designed to measure performance of equity securities in developed markets and emerging markets, excluding the United States of America that have higher than average growth characteristics.

4
The MSCI EAFE (Europe, Australasia, Far East) Growth Index (gross of withholding taxes on dividends) is a free float adjusted market capitalization index that is designed to measure performance of higher than average growth developed market equity performance, excluding the U.S. and Canada.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

International Small Company Trust

Subadvisor: Dimensional Fund Advisors LP
Portfolio Managers: Joseph H. Chi, CFA, Jed S. Fogdall, Henry F. Gray, Arun Keswani, CFA, Bhanu P. Singh

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small cap companies. The trust will primarily invest in a broad and diverse group of equity securities of foreign small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Industrials	25.0
Consumer discretionary	16.6
Materials	12.3
Financials	10.7
Information technology	9.2
Consumer staples	6.7
Health care	5.7
Energy	5.0
Real estate	3.6
Utilities	2.8
Telecommunication services	1.4
Short-term investments and other	1.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the International Small Company Trust Series NAV shares returned 4.95% and the MSCI World ex U.S. Small Cap Index returned 4.72%.

Environment  >  In U.S. dollar terms, developed markets outside the United States posted positive returns for the one-year period ending December 31, 2016, but trailed both the U.S. market and emerging markets. As measured by the Russell 3000 Index, U.S. stocks were up 12.74%; emerging markets (MSCI Emerging Markets Index) gained 11.60%. The U.S. dollar appreciated against a number of the major developed market currencies, particularly the British pound and Swedish krona. Overall, currency fluctuations had a negative impact on U.S. dollar-denominated returns of developed country equities.

By capitalization, small caps (MSCI World ex U.S.A. Small Cap) modestly outperformed large caps (MSCI World ex U.S.A.) for the year. Along the relative price dimension, large value stocks (MSCI World ex U.S.A. Value) outperformed large growth stocks (MSCI World ex U.S.A. Growth) and small value stocks (MSCI World ex U.S.A. Small Cap Value) also led small growth stocks (MSCI World ex U.S.A. Small Cap Growth). Profitability premiums were negative in developed markets outside the United States among both large caps and small caps during the year.

The trust’s greater allocation to micro-cap securities contributed positively to relative performance, as this market segment outperformed the broader index for the year. Additionally, the trust’s general exclusion of stocks with high relative price (growth) and low profitability contributed positively to relative performance, as those securities underperformed for the year. At the sector level, security screening practices generally exclude real estate investment trusts (REITs); this exclusion had a positive impact on relative performance, as REITs underperformed the overall index.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
International Small Company Trust Series I2	4.90%	9.40%	2.60%	56.70%	29.27%
International Small Company Trust Series II2	4.70%	9.19%	2.46%	55.18%	27.46%
International Small Company Trust Series NAV (began 4/28/06)	4.95%	9.45%	2.64%	57.05%	29.71%
MSCI World ex US Small Cap Index[3,5]	4.72%	9.36%	3.07%	56.45%	35.29%
MSCI EAFE Small Cap Index[4,5]	2.55%	10.92%	3.30%	67.92%	38.33%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2
Series I and Series II shares were first offered on November 16, 2009. For periods prior to November 16, 2009, the performance shown reflects the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 16, 2009 reflected Series I or Series II expenses, performance would be lower.

3
The MSCI World ex U.S. Small Cap Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure performance of small cap companies in developed markets outside the United States.

4
The MSCI EAFE Small Cap Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure performance of small cap companies in developed markets outside the United States & Canada.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

International Value Trust

Subadvisor: Templeton Investment Counsel, LLC
Portfolio Managers: Peter Nori, CFA, Tucker Scott, CFA, Cindy Sweeting, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital. The trust invests primarily in equity securities of companies located outside the U.S., including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	24.0
Energy	18.1
Health care	14.5
Information technology	10.5
Industrials	8.4
Consumer discretionary	8.3
Materials	6.5
Telecommunication services	6.4
Utilities	1.0
Consumer staples	0.7
Short-term investments and other	1.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the International Value Trust Series I shares returned 12.24% and the MSCI EAFE Index returned 1.51%.

Environment  >  International equities advanced in 2016, an eventful year that began with fear and volatility and ended with renewed optimism and many major exchanges hitting near-record highs. The trust significantly outperformed its benchmark for the period under review, benefiting from a long-awaited rally in depressed cyclicals stocks that rewarded disciplined value investors.

The trust’s overweight allocation to energy benefited relative results amid rebounding oil prices. Stock selection in the sector also helped. U.S. oilfield services firm Halliburton Company and U.K. oil major Royal Dutch Shell PLC led sector contributors. Our current energy sector strategy involves selectively reducing exposure to some of the earlier cycle energy services and exploration and production stocks with what we view as fuller valuations and rotating into integrated oil producers we see as more modestly valued. Halliburton was one of those we sold. Oil prices look well supported, in our view, given vast reductions in industry capital expenditures, a significant decline in the U.S. rig count, and OPEC’s recent production cut.

Elsewhere among resource sectors, materials sector holdings contributed, led by Swiss miner and trader Glencore XStrata. Similar to energy, we began selling what we view as fully valued industrial miners and rotating into depressed precious metals miners with countercyclical risk and return characteristics. Glencore was one of the positions we eliminated.

Financials stocks rebounded near period-end as interest rates rose and growth expectations improved. South Korean lenders KB Financial Group, Inc. and Hana Financial Group, Inc. performed well amid rising expectations for a recovery in South Korea’s economy. European banks lagged until the final months of the period and remained abundantly cheap in our assessment, relative to U.S. peers, and well placed to benefit from the potential for higher interest rates, falling loan-loss provisions, and potentially relaxed regulations.

Stock selection in information technology and telecommunication services contributed to relative results, as did a major underweighting of relatively high-valued consumer staples stocks.

Conversely, stock selection and an overweight in health care hindered relative performance as the sector fell following political criticism during the U.S. election cycle. Although Israeli drug manufacturer Teva Pharmaceutical Industries, Ltd. declined, we believe the company could offer solid organic growth and generate sufficient cash flows. Industry fundamentals more broadly continued to impress us, characterized by high returns on equity, strong cash flows and low leverage.

Regionally, an overweighted allocation in North America benefited relative results, as did stock selection in Europe and Asia. Positioning in China, Italy, and Sweden hindered relative performance.

During the year, the U.S. dollar appreciated against most foreign currencies, which also hurt the trust’s performance because investments in securities with non-U.S. currency exposure lost value as the U.S. dollar rose.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
International Value Trust Series I	12.24%	6.39%	0.90%	36.33%	9.39%
International Value Trust Series II	11.94%	6.17%	0.71%	34.93%	7.29%
International Value Trust Series NAV	12.20%	6.42%	0.95%	36.51%	9.88%
MSCI EAFE Index[2,3]	1.51%	7.02%	1.22%	40.39%	12.90%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2
The MSCI EAFE (Europe, Australasia, Far East) Index (gross of foreign withholding taxes on dividends) is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Lifestyle Aggressive PS Series

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital. The trust, except as otherwise described below, operates as a fund of funds and normally invests up to 100% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets. Underlying funds may include exchange traded funds (ETFs) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisors, the equity allocation may also include direct investments in equity securities. The subadvisors may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded or reduced to protect the fund or achieve its investment objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Large blend	82.3
Exchange-traded funds	17.7

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the JHVIT Lifestyle Aggressive PS Series Trust Series II shares returned 9.35% and the benchmark, a blend of 70% Russell 3000 Index and 30% MSCI EAFE Index, returned 9.33%.

Environment  >  Although equities posted relatively strong gains over the year, they faced a number of macroeconomic challenges during 2016. Fears of a slowing global economy, coupled with falling commodity prices, sent U.S. stocks down significantly through the beginning of February. Equity and commodity markets experienced a V-shape-type recovery, in part due to the Federal Reserve Board’s (Fed) decision to not raise short-term interest rates in March or in June, along with lowering expectations for future rate hikes.

Markets again faced uncertainty after the U.K. voted to leave the European Union (Brexit) in late June, which sparked another short-term equity market selloff. Equities proved resilient once more, as markets continued to post gains in subsequent weeks, led by international developed and emerging markets equities.

Following Donald Trump’s surprise election day victory in November, U.S. equities rallied in the fourth quarter to finish the year up 11.96% (as measured by the S&P 500 Index). Anticipation that a Trump administration will implement fiscal stimulus measures — corporate and personal income tax cuts, along with defense and infrastructure spending — drove the U.S. equity market higher. Emerging markets had a strong year and finished the period with a performance that was in-line with U.S. equities. Stabilization within the Chinese economy, along with improving commodity prices, helped support emerging markets’ economies.

The trust’s positive performance was driven by its dedicated sector positioning in financials and information technology, as well as in natural resources stocks. Allocations to emerging markets equities and real estate investment trusts also contributed to performance. Underweight allocations to mid- and small-capitalization equities and its dedicated health care sector positioning detracted from returns.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Lifestyle Aggressive PS Series Trust Series I (began 11/1/13)	9.55%	—	—	5.40%	—	—	18.13%
Lifestyle Aggressive PS Series Trust Series II (began 11/1/13)	9.35%	—	—	5.19%	—	—	17.38%
Lifestyle Aggressive PS Series Trust Series NAV (began 11/1/13)	9.60%	—	—	5.45%	—	—	18.32%
S&P 500 Index[2,4]	11.96%	—	—	10.14%	—	—	35.83%
Blended Index[3,4]	9.33%	—	—	6.57%	—	—	22.36%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	The blended index is composed of 70% Russell 3000 Index and 30% MSCI EAFE Index.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Lifestyle Balanced PS Series

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets. Underlying funds may include exchange traded funds (ETFs) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisors, the equity allocation may also include direct investments in equity securities and the fixed income allocation may also include direct investments in fixed-income securities. The subadvisors may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its investment objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Large blend	50.9
Intermediate bond	49.1

*	As percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the JHVIT Lifestyle Balanced PS Series Trust Series II shares returned 5.89% and the benchmark, a blend of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index, and 15% MSCI EAFE Index, returned 6.13%.

Environment  >  Although equities posted relatively strong gains over the year, they faced a number of macroeconomic challenges during 2016. Fears of a slowing global economy, coupled with falling commodity prices, sent U.S. stocks down significantly through the beginning of February. Equity and commodity markets experienced a V-shape-type recovery, in part due to the Federal Reserve Board’s (Fed) decision to not raise short-term interest rates in March or in June, along with lowering expectations for future rate hikes.

Markets again faced uncertainty after the U.K. voted to leave the European Union (Brexit) in late June, which sparked another short-term equity market selloff. Equities proved resilient once more, as markets continued to post gains in subsequent weeks, led by international developed and emerging markets equities.

Following Donald Trump’s surprise election day victory in November, U.S. equities rallied in the fourth quarter to finish the year up 11.96% (as measured by the S&P 500 Index). Anticipation that a Trump administration will implement fiscal stimulus measures — corporate and personal income tax cuts, along with defense and infrastructure spending — drove the U.S. equity market higher. Emerging markets had a strong year and finished the period with a performance that was in-line with U.S. equities. Stabilization within the Chinese economy, along with improving commodity prices, helped support emerging markets’ economies.

Investment-grade bonds had a mediocre year, capped off by a challenging fourth quarter. U.S. Treasury securities periodically benefited from their status as safe-haven investments, particularly following the uncertainty of Brexit. However, this downward pressure on yields was quickly offset following Mr. Trump’s election victory, which triggered concern for most segments of the U.S. and international fixed-income markets. Prospects of increased fiscal spending, stronger economic growth and higher inflation prompted expectations that the Fed would take a more aggressive approach to its interest rate policy in 2017.

Within equities, an underweight allocation to international developed markets and an overweight allocation to U.S. large-capitalization stocks contributed to returns, as the MSCI EAFE Index trailed the S&P 500 Index. JHVIT Bond Trust accounts for 100% of the trust’s fixed income exposure and performed in-line with the Bloomberg Barclays U.S. Aggregate Index.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Lifestyle Balanced PS Series Trust Series I2	6.11%	6.97%	—	5.25%	40.09%	—	33.68%
Lifestyle Balanced PS Series Trust Series II (began 4/29/11)	5.89%	6.83%	—	5.12%	39.16%	—	32.80%
Lifestyle Balanced PS Series Trust Series NAV[3]	6.16%	7.00%	—	5.27%	40.28%	—	33.87%
S&P 500 Index[4,7]	11.96%	14.66%	—	11.55%	98.18%	—	85.99%
Bloomberg Barclays U.S. Aggregate Bond Index[5,7]	2.65%	2.23%	—	3.04%	11.67%	—	18.55%
Blended Index[6,7]	6.13%	7.38%	—	5.99%	42.75%	—	39.11%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.

3	Series NAV shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.

4	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

5	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	The blended index is composed of 35% of the Russell 3000 Index, 15% of the MSCI EAFE Index, and 50% of the Bloomberg Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Lifestyle Conservative PS Series

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a high level of current income with some consideration given to growth of capital. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 20% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets. Underlying funds may include exchange traded funds (ETFs) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisors, the equity allocation may also include direct investments in equity securities and the fixed income allocation may also include direct investments in fixed-income securities. The subadvisors may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its investment objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Intermediate bond	80.2
Large blend	19.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the JHVIT Lifestyle Conservative PS Series Trust Series II shares returned 4.17% and the benchmark, a blend of 80% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index, and 6% MSCI EAFE Index, returned 4.07%.

Environment  >  Although equities posted relatively strong gains over the year, they faced a number of macroeconomic challenges during 2016. Fears of a slowing global economy, coupled with falling commodity prices, sent U.S. stocks down significantly through the beginning of February. Equity and commodity markets experienced a V-shape-type recovery, in part due to the Federal Reserve Board’s (Fed) decision to not raise short-term interest rates in March or in June, along with lowering expectations for future rate hikes.

Markets again faced uncertainty after the U.K. voted to leave the European Union (Brexit) in late June, which sparked another short-term equity market selloff. Equities proved resilient once more, as markets continued to post gains in subsequent weeks, led by international developed and emerging markets equities.

Following Donald Trump’s surprise election day victory in November, U.S. equities rallied in the fourth quarter to finish the year up 11.96% (as measured by the S&P 500 Index). Anticipation that a Trump administration will implement fiscal stimulus measures — corporate and personal income tax cuts, along with defense and infrastructure spending — drove the U.S. equity market higher. Emerging markets had a strong year and finished the period with a performance that was in-line with U.S. equities. Stabilization within the Chinese economy, along with improving commodity prices, helped support emerging markets’ economies.

Investment-grade bonds had a mediocre year, capped off by a challenging fourth quarter. U.S. Treasury securities periodically benefited from their status as safe-haven investments, particularly following the uncertainty of Brexit. However, this downward pressure on yields was quickly offset following Mr. Trump’s election victory, which triggered concern for most segments of the U.S. and international fixed-income markets. Prospects of increased fiscal spending, stronger economic growth and higher inflation prompted expectations that the Fed would take a more aggressive approach to its interest rate policy in 2017.

Within equities, an underweight allocation to international developed markets and an overweight allocation to U.S. large-capitalization stocks contributed to returns, as the MSCI EAFE Index trailed the S&P 500 Index. JHVIT Bond Trust accounts for 100% of the trust’s fixed income exposure and performed in-line with the Bloomberg Barclays U.S. Aggregate Index.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Lifestyle Conservative PS Series Trust Series I2	4.39%	4.30%	—	3.82%	23.41%	—	23.75%
Lifestyle Conservative PS Series Trust Series II (began 4/29/11)	4.17%	4.16%	—	3.70%	22.60%	—	22.93%
Lifestyle Conservative PS Series Trust Series NAV[3]	4.36%	4.32%	—	3.85%	23.57%	—	23.91%
S&P 500 Index[4,7]	11.96%	14.66%	—	11.55%	98.18%	—	85.99%
Bloomberg Barclays U.S. Aggregate Bond Index[5,7]	2.65%	2.23%	—	3.04%	11.67%	—	18.55%
Blended Index[6,7]	4.07%	4.30%	—	4.27%	23.45%	—	26.76%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.

3	Series NAV shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.

4	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

5	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	The blended index is 14% of the Russell 3000 Index, 6% of the MSCI EAFE Index, and 80% of the Bloomberg Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Lifestyle Growth PS Series

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital. Current income is also a consideration. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets. Underlying funds may include exchange traded funds (ETFs) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisors, the equity allocation may also include direct investments in equity securities and the fixed income allocation may also include direct investments in fixed-income securities. The subadvisors may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its investment objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Large blend	70.8
Intermediate bond	29.2

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the JHVIT Lifestyle Growth PS Series Trust Series II shares returned 7.02% and the benchmark, a blend of 49% Russell 3000 Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, and 21% MSCI EAFE Index, returned 7.45%.

Environment  >  Although equities posted relatively strong gains over the year, they faced a number of macroeconomic challenges during 2016. Fears of a slowing global economy, coupled with falling commodity prices, sent U.S. stocks down significantly through the beginning of February. Equity and commodity markets experienced a V-shape-type recovery, in part due to the Federal Reserve Board’s (Fed) decision to not raise short-term interest rates in March or in June, along with lowering expectations for future rate hikes.

Markets again faced uncertainty after the U.K. voted to leave the European Union (Brexit) in late June, which sparked another short-term equity market selloff. Equities proved resilient once more, as markets continued to post gains in subsequent weeks, led by international developed and emerging markets equities.

Following Donald Trump’s surprise election day victory in November, U.S. equities rallied in the fourth quarter to finish the year up 11.96% (as measured by the S&P 500 Index). Anticipation that a Trump administration will implement fiscal stimulus measures — corporate and personal income tax cuts, along with defense and infrastructure spending — drove the U.S. equity market higher. Emerging markets had a strong year and finished the period with a performance that was in-line with U.S. equities. Stabilization within the Chinese economy, along with improving commodity prices, helped support emerging markets’ economies.

Investment-grade bonds had a mediocre year, capped off by a challenging fourth quarter. U.S. Treasury securities periodically benefited from their status as safe-haven investments, particularly following the uncertainty of Brexit. However, this downward pressure on yields was quickly offset following Mr. Trump’s election victory, which triggered concern for most segments of the U.S. and international fixed-income markets. Prospects of increased fiscal spending, stronger economic growth and higher inflation prompted expectations that the Fed would take a more aggressive approach to its interest rate policy in 2017.

Within equities, an underweight allocation to international developed markets and an overweight allocation to U.S. large-capitalization stocks contributed to returns, as the MSCI EAFE Index trailed the S&P 500 Index. JHVIT Bond Trust accounts for 100% of the trust’s fixed income exposure and performed in-line with the Bloomberg Barclays U.S. Aggregate Index.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Lifestyle Growth PS Series Trust Series I2	7.23%	8.74%	—	6.16%	52.06%	—	40.42%
Lifestyle Growth PS Series Trust Series II (began 4/29/11)	7.02%	8.60%	—	6.04%	51.07%	—	39.51%
Lifestyle Growth PS Series Trust Series NAV[3]	7.21%	8.77%	—	6.19%	52.27%	—	40.61%
S&P 500 Index[4,7]	11.96%	14.66%	—	11.55%	98.18%	—	85.99%
Bloomberg Barclays U.S. Aggregate Bond Index[5,7]	2.65%	2.23%	—	3.04%	11.67%	—	18.55%
Blended Index[6,7]	7.45%	9.40%	—	7.06%	56.71%	—	47.28%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.

3	Series NAV shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.

4	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

5	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	The blended index is 49% of the Russell 3000 Index, 21% of the MSCI EAFE Index and 30% of the Bloomberg Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Lifestyle Moderate PS Series

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 40% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets. Underlying funds may include exchange traded funds (ETFs) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisors, the equity allocation may also include direct investments in equity securities and the fixed income allocation may also include direct investments in fixed-income securities. The subadvisors may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its investment objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Intermediate bond	60.1
Large blend	39.9

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the JHVIT Lifestyle Moderate PS Series Trust Series II shares returned 5.28% and the benchmark, a blend of 60% Bloomberg Barclays U.S. Aggregate Bond Index, 28% Russell 3000 Index, and 12% MSCI EAFE Index, returned 5.46%.

Environment  >  Although equities posted relatively strong gains over the year, they faced a number of macroeconomic challenges during 2016. Fears of a slowing global economy, coupled with falling commodity prices, sent U.S. stocks down significantly through the beginning of February. Equity and commodity markets experienced a V-shape-type recovery, in part due to the Federal Reserve Board’s (Fed) decision to not raise short-term interest rates in March or in June, along with lowering expectations for future rate hikes.

Markets again faced uncertainty after the U.K. voted to leave the European Union (Brexit) in late June, which sparked another short-term equity market selloff. Equities proved resilient once more, as markets continued to post gains in subsequent weeks, led by international developed and emerging markets equities.

Following Donald Trump’s surprise election day victory in November, U.S. equities rallied in the fourth quarter to finish the year up 11.96% (as measured by the S&P 500 Index). Anticipation that a Trump administration will implement fiscal stimulus measures — corporate and personal income tax cuts, along with defense and infrastructure spending — drove the U.S. equity market higher. Emerging markets had a strong year and finished the period with a performance that was in-line with U.S. equities. Stabilization within the Chinese economy, along with improving commodity prices, helped support emerging markets’ economies.

Investment-grade bonds had a mediocre year, capped off by a challenging fourth quarter. U.S. Treasury securities periodically benefited from their status as safe-haven investments, particularly following the uncertainty of Brexit. However, this downward pressure on yields was quickly offset following Mr. Trump’s election victory, which triggered concern for most segments of the U.S. and international fixed-income markets. Prospects of increased fiscal spending, stronger economic growth and higher inflation prompted expectations that the Fed would take a more aggressive approach to its interest rate policy in 2017.

Within equities, an underweight allocation to international developed markets and an overweight allocation to U.S. large-capitalization stocks contributed to returns, as the MSCI EAFE Index trailed the S&P 500 Index. JHVIT Bond Trust accounts for 100% of the trust’s fixed income exposure and performed in-line with the Bloomberg Barclays U.S. Aggregate Index.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Lifestyle Moderate PS Series Trust Series I2	5.50%	6.17%	—	4.94%	34.89%	—	31.46%
Lifestyle Moderate PS Series Trust Series II (began 4/29/11)	5.28%	6.03%	—	4.81%	33.99%	—	30.59%
Lifestyle Moderate PS Series Trust Series NAV[3]	5.55%	6.20%	—	4.96%	35.07%	—	31.63%
S&P 500 Index[4,7]	11.96%	14.66%	—	11.55%	98.18%	—	85.99%
Bloomberg Barclays U.S. Aggregate Bond Index[5,7]	2.65%	2.23%	—	3.04%	11.67%	—	18.55%
Blended Index[6,7]	5.46%	6.36%	—	5.43%	36.09%	—	35.00%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.

3	Series NAV shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.

4	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

5	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	The blended index is 28% of the Russell 3000 Index, 12% of the MSCI EAFE Index, and 60% of the Bloomberg Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Mid Cap Index Trust

Subadvisor: John Hancock Asset Management (North America)
Portfolio Managers: Brett Hyrb, CFA, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index by investing at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) common stocks that are included in the S&P MidCap 400 Index; and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadvisor believes as a group will behave in a manner similar to the S&P MidCap 400 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	17.1
Financials	16.6
Industrials	14.4
Consumer discretionary	10.9
Real estate	10.2
Health care	7.3
Materials	7.1
Utilities	5.2
Consumer staples	4.2
Energy	3.8
Telecommunication services	0.2
Short-term investments and other	3.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Mid Cap Index Trust Series I shares returned 20.11% and the S&P MidCap 400 Index returned 20.74%.

Environment  >  The S&P MidCap 400 Index made gains in each quarter as volatility levels eased and investors became more confident on the outlook for equity markets after a volatile start to the year. A number of worries tested investors’ resolve and volatility was high during the beginning of the first quarter before hints of further monetary easing in Europe and cautious comments from the Federal Reserve (Fed) helped stage a recovery in investor confidence, with the S&P MidCap 400 Index realizing 3.78% total return for the quarter.

Global equity markets rose during the second quarter. Fears of a possible global economic slowdown eased and investors took comfort in several positive signals, including a recovery in resource prices (particularly oil), cautious comments and delayed interest rate increases from the Fed and signs of stabilization in Chinese economic data. The S&P MidCap 400 Index continued with its recovery and generated a 3.99% total return for the quarter.

Investors witnessed further gains in global equity markets during the third quarter. The S&P MidCap 400 Index rose 4.14%, supported by better credit markets, economic data that came in at better-than-expected levels, and lower available yields in government debt markets. Global bond yields fell to record lows during the quarter, with some bond markets characterized by negative yields increasing the relative attractiveness of equity markets. These factors helped equity markets quickly move past the turbulence of the U.K.’s Brexit vote. Investors witnessed some sector rotation during the quarter, with declines in the more defensive utilities, real estate, telecommunication services and consumer staples sectors and repositioning into more growth-oriented or cyclical sectors.

The U.S. presidential election was the dominant development during the fourth quarter, and the outcome was a surprise that caught some market participants off guard. The Republican party also managed to maintain control of both the Senate and the House of Representatives. Although equity markets initially responded negatively to news of Trump’s victory, they quickly changed course. U.S. and most global equity markets climbed higher in this environment, with the index returning 7.42% during the final quarter of 2016. Other positive events for U.S. equity markets included the return of coordinated oil production by the Organization of the Petroleum Exporting Countries after an eight-year hiatus and the Fed moving forward with an interest rate increase in December.

All sectors generated positive returns during the period, with the largest contributions coming from the industrials, information technology, financials, materials, utilities, real estate, and consumer discretionary sectors. Rising government bond yields resulting from a healthier economic outlook, higher energy and metals prices, and expectations for increased infrastructure spending helped many stocks and sectors recover from the corrections experienced earlier in the period and late in 2015.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Mid Cap Index Trust Series I	20.11%	14.86%	8.70%	99.93%	130.20%
Mid Cap Index Trust Series II	19.92%	14.65%	8.49%	98.06%	125.82%
Mid Cap Index Trust Series NAV	20.17%	14.92%	8.75%	100.42%	131.38%
S&P MidCap 400 Index[2,3]	20.74%	15.33%	9.16%	104.03%	140.18%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks of medium-sized companies.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Mid Cap Stock Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Mario E. Abularach, CFA, Michael T. Carmen, CFA, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	32.5
Consumer discretionary	17.8
Health care	15.7
Industrials	11.2
Financials	8.2
Energy	5.9
Consumer staples	3.3
Real estate	2.9
Materials	2.1
Short-term investments and other	0.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Mid Cap Stock Trust Series I shares returned 0.59% and the Russell Midcap Growth Index returned 7.33%.

Environment  >  Early in the first quarter of 2016, stocks plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equities surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. A better-than-feared US corporate earnings season in the second quarter and an encouraging economic backdrop helped sustain the rally. At its June meeting, the U.S. Federal Reserve (Fed) left rates unchanged and reduced its US growth and long-run policy rate forecasts, citing mixed US economic data and uncertainty about global economic and financial developments. After plunging in the two trading days following the Brexit vote, US stocks staged an impressive comeback in the days following.

Stocks rallied following Donald Trump’s victory in the U.S. presidential election on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. A Republican majority in Congress is likely to reduce gridlock in Washington, and there may be momentum behind tax reform and repatriation of overseas profits. The Fed took center stage in December after giving the economy a vote of confidence by deciding to increase the interest rate for the first time since last December. While market participants had largely priced in a Fed rate hike, the statement and press conference following the meeting were more hawkish than expected, with a view toward three potential rate hikes in 2017.

Stock selection was the largest driver of underperformance during the period. Selection was particularly challenged within the information technology and health care sectors. These results were partially offset by positive selection in the energy and consumer discretionary sectors. Top relative detractors from performance included athenahealth, Inc., a provider of cloud-based business services focused on the health care industry, and high quality specialty pharmaceutical company, Allergan PLC. We sold both positions prior to year end.

Top relative contributors to performance included online real estate listing company, Zillow Group, Inc., on-demand Internet streaming media company, Netflix, Inc., and Veeva Systems, Inc. a health care software services provider.

Allocation among sectors, a residual of our bottom-up stock selection process, was also a drag on relative performance. Our overweight position to health care and our underweight to materials were headwinds for the trust. Our overweight to the top performing energy and information technology sectors partially offset these results.

At the end of the period, the trust’s largest overweights were in the information technology, energy, and financials sectors. The consumer staples and materials sectors were the largest underweights. The largest sector changes were increasing the trust’s overweight to the information technology sector, and significantly decreasing the overweight to health care.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Mid Cap Stock Trust Series I	0.59%	13.35%	6.68%	87.12%	90.89%
Mid Cap Stock Trust Series II	0.41%	13.12%	6.46%	85.26%	87.04%
Mid Cap Stock Trust Series NAV	0.58%	13.39%	6.72%	87.44%	91.66%
Russell Midcap Growth Index[2,3]	7.33%	13.51%	7.83%	88.42%	112.55%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell Midcap Growth Index is an unmanaged index that contains those stocks from the Russell Midcap Index with a greater than average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Mid Value Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: David J. Wallack

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index. The trust invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	23.1
Health care	10.5
Energy	10.4
Consumer discretionary	10.1
Consumer staples	9.5
Industrials	8.8
Materials	7.8
Real estate	6.7
Utilities	4.2
Information technology	3.0
Telecommunication services	0.3
Short-term investments and other	5.6

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2016, the Mid Value Trust Series NAV shares returned 24.09% and the Russell Midcap Value Index returned 20.00%.

Environment  >  Despite a sharp sell-off at the beginning of the year, U.S. stocks rose in 2016, with major indexes reaching record highs near year-end. Small- and mid-cap stocks substantially outperformed large-caps. Among mid-caps, value strategies led growth by a significant margin. Within the benchmark, materials and energy led performance, while health care ended in negative territory.

Broadly speaking, stock selection accounted for the majority of outperformance, and sector allocation also helped.

Energy added relative value, due to stock selection and a favorable overweight. We have been trading actively in the energy sector in recent years, and at period end the trust was roughly equal weight with the benchmark. Oil price volatility often causes investors to focus on predicting near-term pricing shifts; by contrast, we are more concerned with long-term prospects. In materials, our stock positioning and overweight allocation both boosted returns in roughly equal measure. We have a large allocation within the sector to the metals and mining industry, particularly firms with precious metals exposure, but the trust maintains diverse holdings in the rest of the sector as well.

In health care, our stock selection proved advantageous, though our overweight position partly offset that benefit. We have been adding to our health care sector, which has underperformed lately and provided us with the opportunity to add promising names at attractive prices. Real estate was another area of strength, due to an underweight. This sector, which was recently separated out from the larger financials sector, is not a major area of investment for the portfolio, as we have found that real estate investment trusts often have high valuations that are not attractive in our value-focused investment strategy.

On the negative side, our stock selection and underweight within industrials and business services detracted for the period. We have been net sellers in most segments of this sector in the most recent quarter, with our largest remaining allocation in the aerospace and defense industry. In consumer discretionary, our overweight held back relative results, though positive stock choices mitigated that negative effect somewhat. We continue to see attractive values in a number of durable franchises with strong market positions in this sector, particularly among media companies.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Mid Value Trust Series I	24.02%	15.76%	8.22%	107.85%	120.41%
Mid Value Trust Series II	23.77%	15.55%	8.01%	105.96%	116.00%
Mid Value Trust Series NAV	24.09%	15.81%	8.28%	108.35%	121.48%
Russell Midcap Value Index[2,3]	20.00%	15.70%	7.59%	107.37%	107.76%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Mutual Shares Trust

Subadvisor: Franklin Mutual Advisers, LLC
Portfolio Managers: Peter Langerman, F. David Segal, CFA, Deborah A. Turner, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks capital appreciation. Income is a secondary objective. Under normal market conditions, the trust invests primarily in equity securities (including convertible securities or securities the subadvisor expects to be exchanged for common or preferred stock) of companies of any nation that the subadvisor believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Common stocks	89.0
Corporate bonds	3.7
Municipal bonds	1.0
Rights	0.2
Short-term investments and other	6.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Mutual Shares Trust Series I shares returned 16.71% and the S&P 500 Index returned 11.96%.

Environment  >  The U.S. economy expanded during the 12 months under review. Inflation, as measured by the Consumer Price Index, remained relatively subdued for most of the period, but rose in 2016’s fourth quarter. After maintaining its target interest rate in the range of 0.25%–0.50% for nearly a year, the U.S. Federal Reserve (Fed), at its December meeting, increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers noted improvement in the U.S. labor market and inflation. U.S. equity markets rose during the review period, benefiting from mostly upbeat economic data and better corporate earnings in the U.S., signs of improvement in the Chinese and European economies and ongoing expansionary monetary policies from key central banks. However, the U.K.’s historic vote to leave the European Union (Brexit) and global growth concerns weighed on market sentiment. The broad U.S. stock market ended the 12-month period higher, as measured by the S&P 500 Index.

Stock selection in the energy, consumer discretionary and materials sectors contributed significantly to trust performance relative to the S&P 500 Index, while stock selection in telecommunication services, consumer staples and utilities detracted.

Major contributors to the trust’s results included technology company Symantec Corp., pharmaceuticals company Merck & Company, Inc., and White Mountains Insurance Group, Ltd., which invests capital primarily in companies associated with the insurance and reinsurance industry. Symantec benefited from investor enthusiasm regarding recent acquisitions, while Merck’s shares were buoyed by positive clinical trials results and a failed trial result for a competitor’s drug. Shares of White Mountains rose amid solid quarterly results and the prospect of higher U.S. interest rates, which would have a potentially positive impact on net investment income.

In contrast, top detractors from performance included Israel-based generic drug manufacturer Teva Pharmaceutical Industries, Ltd., Switzerland-based health care company Novartis AG and U.K.-based bank Barclays PLC. Teva’s shares suffered amid a delayed acquisition and investor concerns about the subsequent integration of the acquired company, while shares of Novartis declined amid weak quarterly results and its struggling eye care division. Shares of Barclays fell sharply in late June as the Brexit referendum sparked investor concerns of a potential U.K. economic recession.

At period-end, equities remained the core of the trust. Sector weightings that declined during the period included consumer discretionary, consumer staples, financials and information technology, while the weightings of energy, health care and industrials were among those that increased during the year. Consistent with its investment strategy, the trust maintained some exposure to distressed debt and reorganization securities and merger arbitrage strategies.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Mutual Shares Trust Series I (began 5/1/07)[2]	16.71%	11.80%	—	3.97%	74.66%	—	45.65%
S&P 500 Index[3,4]	11.96%	14.66%	—	6.64%	98.18%	—	86.23%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2
Series I shares were first offered on January 28, 2008. For periods prior to January 28, 2008, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I shares. Had the performance for periods prior to January 28, 2008 reflected Series I expenses, performance would be lower. Series NAV shares ceased operations on October 21, 2016.

3	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Real Estate Securities Trust

Subadvisor: Deutsche Investment Management Americas Inc.
Portfolio Managers: Robert Thomas, John W. Vojticek, David W. Zonavetch, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a combination of long-term capital appreciation and current income by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (REITs) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Retail REITs	20.9
Residential REITs	15.3
Office REITs	15.0
Specialized REITs	14.3
Health care REITs	10.7
Diversified REITs	8.4
Industrial REITs	8.2
Hotel and resort REITs	5.4
Hotels, resorts and cruise lines	1.0
Short-term investments and other	0.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Real Estate Securities Trust Series I shares returned 6.92% and the MSCI U.S. REIT Index returned 8.60%.

Environment  >  Coming off positive performance at the end of 2015, U.S. REITs continued their strong run through the first half of 2016 before conceding some of their gains in the latter half of the year. Despite this, U.S. REITs again delivered solid absolute returns for the 2016 calendar year, with the MSCI U.S. REIT Index posting its eighth consecutive year of positive total returns. The direction of U.S. property markets was dictated by central bank policy, resulting in brief bouts of volatility throughout 2016. As the Federal Reserve rhetoric began to take a decisively more hawkish tone during the third quarter, we saw an increase in expectations of a potential rate hike. In the wake of the November election, global stocks received a boost as a Trump administration has been widely expected to lower taxes, ease corporate regulations, and ramp up spending to spur growth. Improved economic growth prospects further solidified expectations of an increase in rates, which continued to take a toll on REITs in December. In the aftermath of the rate hike, which came to pass on December 14th, U.S. REITs exhibited strong performance, outperforming their broader equity counterparts on the month.

During its most recent fiscal year, the trust’s relative performance was hurt by both stock selection and sector allocation. Stock selection was weakest in the regional mall and apartment sectors. This was somewhat offset by strong stock selection in the retail and office sectors. From a sector selection perspective, positioning within the apartment and health care sectors throughout the year were the primary detractors from relative performance.

From a portfolio positioning standpoint, we have a positive view today of the industrial, data-center, and office sectors. We expect industrials may face some global trade headwinds, but the low supply environment and continued shift to e-commerce and same-day delivery should continue to drive strong demand and rent growth for the sector. Data-centers continue to be in the middle of a strong secular demand trend driven by information technology outsourcing and mobile demand, which puts the sector in a positive position moving forward. We continue to focus the portfolio on fundamentally sound companies with high quality assets and healthy balance sheets with low amounts of leverage. A strong fundamental backdrop for REITs combined with favorable supply/demand dynamics should continue to drive ample cash flow growth for REITs going forward.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Real Estate Securities Trust Series I	6.92%	11.12%	4.77%	69.40%	59.43%
Real Estate Securities Trust Series II	6.69%	10.90%	4.57%	67.72%	56.27%
Real Estate Securities Trust Series NAV	6.96%	11.18%	4.83%	69.89%	60.33%
MSCI U.S. REIT Index[2,3]	8.60%	11.86%	4.96%	75.17%	62.34%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The MSCI U.S. REIT Index (gross of foreign withholding taxes on dividends) is an unmanaged index consisting of the most actively traded real estate investment trusts.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Science & Technology Trust

Subadvisors: Allianz Global Investors US, LLC, T. Rowe Price Associates, Inc.
Portfolio Managers: Kennard W. Allen, Huachen Chen, CFA, Walter C. Price, Jr., CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital. Current income is incidental to the trust’s objective. Under normal market conditions, the Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	73.9
Consumer discretionary	17.2
Health care	1.7
Industrials	1.1
Telecommunication services	1.0
Real estate	0.7
Short-term investments and other	4.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Science & Technology Trust Series I shares returned 8.39% and the Lipper Science and Technology Index returned 9.79%.

Environment  >  Despite a sharp sell-off at the beginning of the year, U.S. stocks rose in 2016, with major indexes reaching record highs near year-end. Small- and mid-cap stocks substantially outperformed their large-cap counterparts. Domestic investment-grade bonds produced positive returns, though losses in the second half of the year reduced first-half gains. High yield bonds strongly outperformed investment-grade issues. The Federal Reserve raised short-term interest rates in December and projected possibly three rate increases in 2017.

Developed non-U.S. equity markets significantly underperformed U.S. shares, as returns to U.S. investors were hurt by weakening non-U.S. currencies. Emerging markets generally produced good returns; Brazil and Russia were top performers. Bonds in developed non-U.S. markets produced modest positive returns, as significant first-half gains driven by dollar weakness and falling yields were largely offset by a reversal of these trends in the last six months. Emerging markets bonds did well, as first-half gains were only partially eroded by a stronger dollar since June.

T. Rowe Price Associates, Inc.  >  Stock selection in internet and media was detrimental, and an overweight in internet services also detracted. In the internet space, the trust’s position in Chinese online marketplace 58.com, Inc. was a significant detractor. In the media sector, holdings in the international telecommunications and television firm Liberty Global PLC dragged on relative results.

Stock selection in software was the largest contributor to relative performance, while stock selection and sector positioning in health care were also additive. A relatively lower exposure to the social networking company LinkedIn Corp. added value, as the company’s shares were under pressure. LinkedIn was sold before period end. Investments in the pharmaceuticals and life sciences cloud-based computing company Veeva Systems, Inc. also proved beneficial during the period. In health care, stock selection and sector positioning were additive. Holdings in robotic surgical systems Intuitive Surgical, Inc. and Spanish multinational pharmaceutical and chemical company Grifols SA were particularly valuable.

Allianz Global Investors   >  While the trust posted an absolute gain, it underperformed relative to the benchmark. The primary drivers for the portfolio’s relative underperformance include our overweights in some high-growth software companies such as ServiceNow, Inc., Imperva, Inc., and Criteo SA (which was sold), as well as our underweights in some large dividend-payers such Texas Instruments, Inc. and Microsoft Corp. Many high-growth stocks have been under pressure for most of the year due to their high valuations, as investors struggled to justify paying large premiums even though many of these companies delivered robust double-digit earnings growth. On the positive side, strong contributions from overweights in some semiconductor stocks added to our absolute and relative performance. Companies such as Applied Materials, Inc., Micron Technology, Inc., and Lam Research Corp., are benefiting from tighter inventories, better pricing, and new technologies in manufacturing semiconductors.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Science & Technology Trust Series I	8.39%	15.66%	10.02%	106.95%	159.94%
Science & Technology Trust Series II	8.15%	15.44%	9.80%	104.98%	154.77%
Science & Technology Trust Series NAV	8.41%	15.72%	10.08%	107.48%	161.19%
S&P 500 Index[2,4]	11.96%	14.66%	6.95%	98.18%	95.72%
Lipper Science and Technology Index[3,4]	9.79%	15.13%	8.75%	102.29%	131.42%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3
The Lipper Science and Technology Index consists of the 30 largest funds in the Lipper peer category that invest primarily in the equity securities of domestic companies engaged in science and technology.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Small Cap Growth Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Steven C. Angeli, CFA, Mario E. Abularach, CFA, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the trust, “small cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index or the S&P SmallCap 600 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	30.7
Industrials	17.4
Health care	16.5
Consumer discretionary	13.5
Financials	9.1
Real estate	3.4
Energy	3.1
Materials	3.0
Consumer staples	0.8
Utilities	0.6
Telecommunication services	0.2
Short-term investments and other	1.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Small Cap Growth Trust Series NAV shares returned 2.27% and the Russell 2000 Growth Index returned 11.32%.

Environment  >  U.S. equities rose over the period notwithstanding significant volatility during the year. Early in the first quarter of 2016, stocks plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equities surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the U.S. Federal Reserve (Fed) helped to calm the market’s early year jitters. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run interest rate forecasts, citing mixed economic data and uncertainty about global economic and financial developments. After plunging briefly following the Brexit vote, U.S. stocks staged an impressive comeback in the weeks following. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate hike. Stocks rallied following Donald Trump’s victory in the U.S. presidential election on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the quarter was generally encouraging, and the U.S. housing market continued to display healthy trends. In December, the Fed raised rates by 0.25% a well-telegraphed move and only the second hike in the last decade.

Security selection was the primary driver of relative underperformance during the period, particularly within the information technology, materials, industrials, and consumer discretionary sectors; this was partially offset by strong selection in the energy and utilities sectors. Top detractors from relative performance included in-patient psychiatric facility operator Acadia Healthcare Company, Inc., solar manufacturer SunPower Corp., and packaging and containerboard manufacturer KapStone Paper and Packaging Corp. Contributors to relative performance included oncology-focused biopharmaceutical company, TESARO, Inc., Headwaters, Inc., a building products company targeting the light and heavy building materials sectors, and regional bank United Community Bank. The trust no longer holds SunPower or Headwaters.

Sector allocation, a result of our bottom-up stock selection process, contributed to relative performance during the period, driven largely by the trust’s underweight allocation to the health care sector. Overweight allocations to financials, information technology, and energy also benefited relative performance. This was partially offset by underweight allocations to telecommunication services and consumer staples which hurt relative returns.

At the end of the period, stock-by-stock decisions led to overweight allocations in the information technology, financials, and energy sectors. The health care sector continued to be the trust’s largest underweight, followed by consumer staples and materials. The largest changes during the period were an increase in the overweight to information technology and a shift from overweight to underweight exposure to materials.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Small Cap Growth Trust Series I	2.29%	10.97%	5.89%	68.30%	77.17%
Small Cap Growth Trust Series II	2.14%	10.76%	5.68%	66.72%	73.73%
Small Cap Growth Trust Series NAV	2.27%	11.02%	5.93%	68.67%	77.92%
Russell 2000 Growth Index[2,3]	11.32%	13.74%	7.76%	90.37%	111.08%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Small Cap Index Trust

Subadvisor: John Hancock Asset Management (North America)
Portfolio Managers: Brett Hyrb, CFA, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to approximate the aggregate total return of a small-cap U.S. domestic equity market index. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) common stocks that are included in the Russell 2000 Index; and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadvisor believes as a group will behave in a manner similar to the Russell 2000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	19.1
Information technology	16.3
Industrials	14.0
Consumer discretionary	12.1
Health care	11.7
Real estate	7.6
Materials	4.7
Energy	3.6
Utilities	3.5
Consumer staples	2.9
Telecommunication services	0.7
Short-term investments and other	3.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Small Cap Index Trust Series I shares returned 20.98% and the Russell 2000 Index returned 21.31%.

Environment  >  The first quarter of 2016 was a volatile one for U.S. and global equity markets, with the Russell 2000 Index generating a loss of 1.52% for the quarter. A number of worries tested investors’ resolve, and volatility remained high during the first half of the quarter before hints of further monetary easing in Europe and cautious comments from the Federal Reserve (Fed) helped stage a recovery in investor confidence.

Global equity markets rose during the second quarter, with the Russell 2000 Index climbing 3.79%. Fears of a possible global economic slowdown eased and investors took comfort in several positive signals, including a recovery in resource prices (particularly oil), cautious comments and delayed interest rate increases from the Fed and signs of stabilization in Chinese economic data. A brief but dramatic sell-off followed the outcome of the U.K.’s Brexit vote, although stock markets seemed to have weathered the storm by the end of the quarter, regaining most of the value they had lost.

Investors witnessed further gains in global equity markets during the third quarter. The Russell 2000 Index rose 9.05%, supported by better credit markets, economic data that came in at better-than-expected levels and lower available yields in government debt markets. Global bond yields fell to record lows during the quarter, with some bond markets characterized by negative yields increasing the relative attractiveness of equity markets. These factors helped equity markets quickly move past the turbulence of the U.K.’s Brexit vote. While returns were positive overall, the telecommunication services and utilities sectors declined, largely as a result of investors rotating out of more defensive sectors where valuations had become somewhat extended and a possible rate increase by the Fed.

The U.S. presidential election was the dominant development during the fourth quarter, and the outcome was a surprise that caught some market participants off guard. The Republican party also managed to maintain control of both the Senate and the House of Representatives. Although equity markets initially responded negatively to news of Trump’s victory, they quickly changed course, and the Russell 2000 Index returned 8.83% during the final quarter of 2016. Other positive events for U.S. equity markets included the return of coordinated oil production by the Organization of the Petroleum Exporting Countries after an eight-year hiatus and the Fed moving forward with and interest rate increase in December.

All but one sector generated positive returns during the period. Leading the positive contributions made to the Russell 2000 Index were the financials, industrials, information technology, materials, real estate, and consumer discretionary sectors. A more favorable economic outlook, potential for increased fiscal spending, and higher energy and metals prices were the main drivers of returns. The energy, consumer staples, utilities, and telecommunication services sectors also generated positive returns.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Small Cap Index Trust Series I	20.98%	14.20%	6.77%	94.26%	92.55%
Small Cap Index Trust Series II	20.70%	13.96%	6.55%	92.20%	88.66%
Small Cap Index Trust Series NAV	21.01%	14.25%	6.83%	94.63%	93.57%
Russell 2000 Index[2,3]	21.31%	14.46%	7.07%	96.45%	97.93%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Small Cap Opportunities Trust

Subadvisors: Dimensional Fund Advisors LP, Invesco Advisers, Inc.
Portfolio Managers: Juan R. Hartsfield, Davis Paddock, Joseph H. Chi, CFA, Jed S. Fogdall, Henry F. Gray, Joel Schneider

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	22.1
Industrials	20.1
Information technology	17.1
Consumer discretionary	12.6
Health care	7.8
Energy	7.4
Materials	5.5
Consumer staples	2.6
Real estate	1.6
Telecommunication services	1.1
Utilities	0.9
Short-term investments and other	1.2

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Small Cap Opportunities Trust Series I shares returned 19.47% and the Russell 2000 Value Index returned 31.74%.

Environment  >  Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over the U.S. Federal Reserve’s (Fed) monetary policy. Markets recovered in late February and posted gains until June, when UK voters opted to leave the European Union, sending markets sharply lower. Markets again recovered, and major US equity indexes hit record highs during the summer. The surprise outcome of the US presidential election heartened investors; a post-election stock market rally sent major US equity market indexes to new record highs.

The U.S. market outperformed both developed markets outside the U.S. and emerging markets. The Russell 3000 Index returned 12.74%, the MSCI World ex USA Index gained 3.29%, the MSCI Emerging Markets Index was up 11.60%.

Invesco Advisers, Inc.  >  The trust trailed the index by the widest margin in the financials sector. Performance was impacted by stock selection and our overweight exposure to rising interest rates. Certain stocks detracted on news of “Brexit” including Evercore Partners, Inc., which was negatively impacted by currency headwinds. We sold Evercore prior to period end. Within the consumer discretionary sector, negative stock selection detracted from relative performance as well. GNC Holdings, Inc. was one of the leading detractors from performance during the year. The supplements retailer was hurt during the year by lower sales and a change in management. We sold the holding during the fourth quarter. Stock selection in the information technology sector also detracted from relative results.

The trust outperformed the benchmark within the health care sector due to underweight exposure and favorable stock selection. On an absolute basis, the portfolio also saw positive results in the utilities sector due to stock selection.

Dimensional Fund Advisors, LP  >  Along the market capitalization dimension, small caps (Russell 2000 Index) outperformed large caps (Russell 1000 Index) and mid-cap stocks (Russell MidCap Index) significantly during the year. Along the relative price dimension, large-cap value stocks (Russell 1000 Value) outperformed large-cap growth stocks (Russell 1000 Growth), and small-cap value stocks (Russell 2000 Value) outperformed small-cap growth stocks (Russell 2000 Growth). Profitability premiums were mixed in the U.S. market during the year.

The trust’s inclusion of mid-cap stocks was the primary driver of underperformance, as small-cap stocks generally outperformed mid-cap stocks for the year. The trust’s emphasis on stocks with higher profitability also detracted from relative performance, as stocks with higher profitability underperformed, particularly among small- and mid-cap value stocks. The trust generally excludes real estate investment trusts and highly regulated utilities. These exclusions contributed positively to the trust’s relative performance, as REITs and utilities underperformed for the year.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Small Cap Opportunities Trust Series I	19.47%	13.69%	5.49%	89.96%	70.63%
Small Cap Opportunities Trust Series II	19.25%	13.47%	5.28%	88.11%	67.31%
Small Cap Opportunities Trust Series NAV	19.51%	13.75%	5.54%	90.42%	71.46%
Russell 2000 Value Index[2,4]	31.74%	15.07%	6.26%	101.75%	83.54%
Russell 2000 Index[3,4]	21.31%	14.46%	7.07%	96.45%	97.93%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

3	The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Small Cap Value Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Timothy J. McCormack, CFA, Shaun F. Pedersen

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Industrials	32.2
Financials	21.1
Information technology	9.0
Health care	7.5
Materials	6.2
Real estate	5.2
Energy	4.8
Consumer discretionary	4.4
Consumer staples	4.1
Utilities	3.1
Short-term investments and other	2.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Small Cap Value Trust Series NAV shares returned 22.68% and the Russell 2000 Value Index returned 31.74%.

Environment  >  The trailing twelve month period was defined by uncertainty in the global markets, particularly leading up to, and following, the presidential elections. Value significantly outperformed growth indices over the last year. U.S. equities rose over the period notwithstanding significant volatility during the year. Early in the first quarter of 2016, stocks plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equities surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the U.S. Federal Reserve (Fed) helped to calm the market’s early year jitters. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run interest rate forecasts, citing mixed economic data and uncertainty about global economic and financial developments. After plunging briefly following the Brexit vote, U.S. stocks staged an impressive comeback in the weeks following. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate hike. Stocks rallied following Donald Trump’s victory in the U.S. presidential election on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the quarter was generally encouraging, and the U.S. housing market continued to display healthy trends. In December, the Fed raised rates by 0.25% a well-telegraphed move and only the second hike in the last decade.

Stock selection was the primary driver of relative underperformance over the period, particularly within the industrials, consumer discretionary, materials, and consumer staples sectors. These results were partially offset by positive selection within financials and real estate. The trust’s top detractors from relative performance during the period included Allscripts Healthcare Solutions, Inc., a provider of healthcare information technology for physician practices, hospitals; Essendant, Inc., a leading wholesale distributor of business products; and Scorpio Tankers, Inc., an operator and leaser of modern product tankers. The trust’s positive contributors to relative returns during the period included G&K Services, Inc., a uniform rental company; Coherent, Inc., a photonics and laser manufacturer; and ACCO Brands Corp., an office product manufacturer.

An overweight allocation to industrials and underweight allocations to real estate and consumer discretionary contributed positively to relative returns though this was partially offset by the trust’s underweight to financials and overweight to health care. A fractional cash position in an upward trending market also weighed on relative results. Sector allocation is a residual of our bottom-up selection process.

At the end of the period, the trust was overweight the industrials, health care, materials, and consumer staples sectors. The financials sector continued to be the trust’s largest underweight, followed by consumer discretionary, real estate and utilities. The largest changes during the period included a decrease in the trust’s underweight to financials, due, in part, to the breakout of the real estate sector, a decrease in the overweight to health care, and a shift from overweight to underweight in the energy sector.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Small Cap Value Trust Series I	22.67%	14.86%	8.93%	99.93%	135.29%
Small Cap Value Trust Series II	22.45%	14.64%	8.71%	98.04%	130.62%
Small Cap Value Trust Series NAV	22.68%	14.92%	8.98%	100.43%	136.39%
Russell 2000 Value Index[2,3]	31.74%	15.07%	6.26%	101.75%	83.54%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Small Company Growth Trust

Subadvisor: Invesco Advisers Inc.
Portfolio Managers: Juan R. Hartsfield, Clay Manley

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in securities of small capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	27.0
Health care	20.9
Industrials	16.2
Consumer discretionary	11.3
Financials	7.1
Energy	4.9
Materials	3.1
Consumer staples	2.6
Real estate	1.9
Telecommunication services	1.3
Short-term investments and other	3.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Small Company Growth Trust Series NAV shares returned 11.34% and the Russell 2000 Growth Index returned 11.32%.

Environment  >  Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over the U.S. Federal Reserve’s (Fed) monetary policy. Markets recovered in late February and posted gains until June, when UK voters opted to leave the European Union, sending markets sharply lower. Markets again recovered, and major U.S. equity indexes hit record highs during the summer. The surprise outcome of the U.S. presidential election heartened investors; a post-election stock market rally sent major US equity market indexes to new record highs. The rally was led by financials, gaining on the belief that they might benefit from reduced federal regulation. Also in November, OPEC agreed to cut production for the first time in eight years, which helped support higher oil prices. As expected, the Fed raised interest rates in December 2016.

Favorable stock selection and underweight exposure in the health care sector helped the trust’s relative performance. Exelixis, Inc. (biopharmaceuticals) was the leading contributor to relative results in the sector. The company added to results as it reported successful early stage trials in a treatment for renal cell carcinoma. Overweight exposure and stock selection in energy sector contributed to both absolute and relative performance. Land based oilfield driller Patterson-UTI Energy, Inc. led performance within the sector. On a relative basis, the portfolio benefited from an underweight allocation to the utilities sector.

Conversely, stock selection in the industrials sector was the leading detractor from relative performance. Pitney Bowes, Inc. a postage services and developing digital commerce business, was the leading detractor from performance within the sector. The stock of Pitney Bowes fell as the company accounted for its entire annual advertising spending in the second quarter’s earnings results. Stock selection and our intentional underweight in the equity real estate investment trusts industry within the real estate sector also detracted from relative performance. Within the consumer discretionary and information technology sectors, negative stock selection detracted from relative performance as well.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Small Company Growth Trust Series NAV	11.34%	14.34%	7.97%	95.40%	115.19%
Russell 2000 Growth Index[2,3]	11.32%	13.74%	7.76%	90.37%	111.08%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater-than-average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Small Company Value Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: J. David Wagner

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	30.2
Industrials	12.7
Consumer discretionary	11.4
Information technology	10.5
Real estate	8.1
Health care	6.6
Utilities	5.9
Materials	4.9
Energy	4.1
Consumer staples	3.6
Short-term investments and other	2.0

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2016, the Small Company Value Trust Series I shares returned 32.32% and the Russell 2000 Value Index returned 31.74%.

Environment  >  Despite a sharp sell-off at the beginning of the year, U.S. stocks rose in 2016, with major indexes reaching record highs near year-end. Small- and mid-cap stocks substantially outperformed large-caps.

The consumer discretionary group added the most value to relative performance, driven by stock selections that more than made up for a detrimental overweight to the group. LCI Industries, a supplier of components for recreational vehicles and manufactured housing, saw a turn in financial status as dealers have become more comfortable maintaining inventory, and the manufactured housing market has seen marked improvement.

Stock selection made health care another source of relative strength, offsetting the negative effect of an overweight allocation to the sector. WellCare Health Plans, Inc., a large Medicaid managed care company, benefited from health care policy continuing to move in a direction that seeks to expand patient access to care while reducing costs and improving quality. Information technology and industrials and business services were also a source of relative strength, due primarily to stock selection.

The materials sector was the largest source of relative weakness, due to stock selection, partially offset by an overweighting to the group. Myers Industries, Inc., a polymer product manufacturer, suffered amid slow industrial activity, low agricultural commodity pricing, and weak tire shipments. We expect improvements in upcoming years due to a new chief executive officer and streamlined business processes.

Stock selection and underweighting in financials also detracted from relative results. For BankUnited, Inc., shares had performed strongly for several years through the end of 2015, but the continuation of a low interest rate environment, exacerbated by fallout from the recent Brexit vote and its impact on the U.S. Federal Reserve’s ability to raise key rates, has negatively impacted interest rate-sensitive segments like regional banks. The final quarter of 2016 did show a turnaround in the banks segment, including BankUnited.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Small Company Value Trust Series I	32.32%	13.86%	7.79%	91.39%	111.77%
Small Company Value Trust Series II	32.05%	13.65%	7.58%	89.57%	107.58%
Small Company Value Trust Series NAV	32.33%	13.93%	7.84%	91.93%	112.79%
Russell 2000 Value Index[2,3]	31.74%	15.07%	6.26%	101.75%	83.54%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Strategic Equity Allocation Trust

Subadvisors: John Hancock Asset Management
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks capital appreciation by investing at least 80% of its net assets in U.S. and foreign equity securities of any market capitalization, including futures on indexes of equity securities. The fund’s allocation to various markets and types of securities will be actively managed.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	16.7
Information technology	15.0
Health care	11.8
Consumer discretionary	11.8
Industrials	11.6
Consumer staples	9.1
Energy	6.3
Materials	4.7
Real estate	3.8
Utilities	3.3
Telecommunication services	2.9
Short-term investments and other	3.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Strategic Equity Allocation Trust Series NAV shares returned 8.81% and the benchmark, a blend of 75% Russell 3000 Index and 25% MSCI EAFE Index, returned 9.90%.

Environment  >  Although equities posted relatively strong gains over the year, they faced a number of macroeconomic challenges during 2016. Fears of a slowing global economy, coupled with falling commodity prices, sent U.S. stocks down significantly through the beginning of February. Equity and commodity markets experienced a V-shape-type recovery, in part due to the Federal Reserve Board’s (Fed) decision to not raise short-term interest rates in March or in June, along with lowering expectations for future rate hikes.

Markets again faced uncertainty after the U.K. voted to leave the European Union (Brexit) in late June, which sparked another short-term equity market selloff. Equities proved resilient once more, as markets continued to post gains in subsequent weeks, led by international developed and emerging markets equities.

Following Donald Trump’s surprise election day victory in November, U.S. equities rallied in the fourth quarter to finish the year up nearly 12% (as measured by the S&P 500 Index). Anticipation that a Trump administration will implement fiscal stimulus measures — corporate and personal income tax cuts, along with defense and infrastructure spending — drove the U.S. equity market higher. Emerging markets had a strong year and finished the period with a performance that was in-line with U.S. equities. Stabilization within the Chinese economy, along with improving commodity prices, helped support emerging markets’ economies.

Investment-grade bonds had a mediocre year, capped off by a challenging fourth quarter. U.S. Treasury securities periodically benefited from their status as safe-haven investments, particularly following the uncertainty of Brexit. However, this downward pressure on yields was quickly offset following Mr. Trump’s election victory, which triggered concern for most segments of the U.S. and international fixed-income markets. Prospects of increased fiscal spending, stronger economic growth and higher inflation prompted expectations that the Fed would take a more aggressive approach to its interest rate policy in 2017.

The trust trailed its blended benchmark, driven by its asset class positioning. Its allocation to developed market international equities was a relative detractor from performance, as the MSCI EAFE Index trailed the S&P 500 Index. On a geographic basis, U.S. large-cap equities were the contributors to the trust’s performance. Allocations to U.S. mid- and small-cap equities also contributed.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Strategic Equity Allocation Trust Series NAV (began 4/16/12)	8.81%	—	—	10.46%	—	—	59.93%
S&P 500 Index[2,4]	11.96%	—	—	13.06%	—	—	78.52%
Blended Index[3,4]	9.90%	—	—	11.24%	—	—	65.33%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	The blended index is composed of 75% Russell 3000 Index and 25% MSCI EAFE Index.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Total Stock Market Index Trust

Subadvisor: John Hancock Asset Management (North America)
Portfolio Managers: Brett Hyrb, CFA, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) the common stocks that are included in the Wilshire 5000 Total Market Index; and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadvisor believes as a group will behave in a manner similar to the Wilshire 5000 Total Market Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	18.3
Financials	14.8
Consumer discretionary	12.2
Health care	11.5
Industrials	9.9
Consumer staples	8.6
Energy	7.4
Real estate	3.6
Materials	3.0
Utilities	2.8
Telecommunication services	2.4
Short-term investments and other	5.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Total Stock Market Index Trust Series I shares returned 12.38% and the Wilshire 5000 Total Market Index returned 13.04%.

Environment  >  The Wilshire 5000 Total Market Index (the index) made gains in each quarter as volatility levels eased and investors became more confident on the outlook for equity investments after a volatile start to the year. A number of worries tested investors’ resolve, and volatility was high during the first half of the quarter before hints of further monetary easing in Europe and cautious comments from the Federal Reserve (Fed) helped stage a recovery in investor confidence, with the index realizing 0.83% total return for the quarter.

Global equity markets rose during the second quarter. Fears of a possible global economic slowdown eased and investors took comfort in several positive signals, including a recovery in resource prices (particularly oil), cautious comments and delayed interest rate increases from the Fed and signs of stabilization in Chinese economic data. The index continued with its recovery and returned 2.84% for the quarter.

Investors witnessed further gains in global equity markets during the third quarter. The index rose 4.53%, supported by better credit markets, economic data that came in at better-than-expected levels and lower available yields in government debt markets. Global bond yields fell to record lows during the quarter, with some bond markets characterized by negative yields increasing the relative attractiveness of equity markets. These factors helped equity markets quickly move past the turbulence of the U.K.’s Brexit vote. Investors witnessed some sector rotation during the quarter, with declines in the more defensive utilities, telecommunication services, and consumer staples sectors and repositioning into more growth-oriented or cyclical sectors.

The U.S. presidential election was the dominant development during the fourth quarter, and the outcome was a surprise that caught some market participants off guard. The Republican party also managed to maintain control of both the Senate and the House of Representatives. Although equity markets initially responded negatively to news of Trump’s victory, they quickly changed course. U.S. and most global equity markets climbed higher in this environment, with the index returning 4.29% during the final quarter of the year. Other positive events for U.S. equity markets included the return of coordinated oil production by the Organization of the Petroleum Exporting Countries after an eight-year hiatus and the Fed moving forward with an interest rate increase in December.

All but one sector generated positive returns during the period. Leading the positive contributions were the financials, information technology, industrials, energy, and consumer discretionary sectors. Rising government bond yields resulting from a healthier economic outlook, higher energy prices, and expectations for increased infrastructure spending and corporate tax reductions under the incoming Trump administration were factors in these sectors’ strong returns.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Total Stock Market Index Trust Series I	12.38%	13.91%	6.73%	91.78%	91.84%
Total Stock Market Index Trust Series II	12.15%	13.67%	6.52%	89.81%	88.04%
Total Stock Market Index Trust Series NAV	12.38%	13.95%	6.78%	92.14%	92.67%
Wilshire 5000 Total Market Index[2,3]	13.04%	14.48%	7.17%	96.66%	99.94%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Wilshire 5000 Total Market Index is an unmanaged index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Utilities Trust

Subadvisor: MFS Investment Management
Portfolio Manager: Claud P. Davis, Maura A. Shaughnessy

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks capital growth and current income by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Utilities	59.8
Energy	17.9
Telecommunication services	10.8
Consumer discretionary	5.5
Real estate	2.0
Industrials	0.6
Short-term investments and other	3.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Utilities Trust Series I shares returned 11.36% and the S&P 500 Utilities Index returned 16.28%.

Environment  >  Early-year headwinds from lower energy and commodity prices, which affected not only energy, but also materials and industrial sectors, abated later in the period, with stabilizing oil prices. U.S. consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Emerging market countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. Late in the reporting period, however, new challenges emerged for emerging markets debt as a result of the U.S. presidential election, which raised concerns about the potential for a protectionist turn in U.S. trade policy. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that occurred in the weeks following the U.S. election.

Poor stock selection in the electric power industry was a primary detractor from performance relative to the S&P 500 Utilities Index. Notable detractors within this industry included holdings of power generation companies Dynegy, Inc., EDP Renovaveis SA (Portugal), Calpine Corp., and EDP-Energias de Portugal SA (Portugal). The trust’s allocation to both telephone services and wireless communications industries also hurt relative results. Within the telephone services industry, the trust’s position in global telecommunications services company BT Group PLC (United Kingdom) dampened relative performance. Within the wireless communications industry, a position in Vodafone Group PLC (United Kingdom) further weakened relative results.

During the reporting period, the trust’s relative currency exposure detracted from relative performance. Investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for the trust to have different currency exposure than the benchmark.

An out of benchmark allocation to the natural gas pipeline industry contributed to performance relative to the benchmark. Here, holdings of natural gas pipelines operators Kinder Morgan, Inc., Enbridge, Inc. (Canada), Williams Partners LP and The Williams Companies, Inc. and oil and natural gas pipeline operator Tallgrass Energy GP LP supported relative returns. The trust’s underweight holding of retail electric services provider The Southern Company, and power provider FirstEnergy Corp. also strengthened relative results. We unwound the trust’s positions in Southern Company and FirstEnergy prior to period end.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Utilities Trust Series I	11.36%	7.93%	6.40%	46.44%	86.04%
Utilities Trust Series II	11.16%	7.70%	6.19%	44.88%	82.34%
Utilities Trust Series NAV	11.43%	7.97%	6.46%	46.74%	87.04%
S&P 500 Index[2,4]	11.96%	14.66%	6.95%	98.18%	95.72%
S&P 500 Utilities Index[3,4]	16.28%	10.35%	6.98%	63.66%	96.36%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3
The S&P 500 Utilities Index is a capitalization-weighted index that consists of companies in the S&P 500 Index that are primarily involved in water, electrical power and natural gas distribution industries.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Value Trust

Subadvisor: Invesco Advisers Inc.
Portfolio Managers: Thomas Copper, CFA, Sergio Marcheli, Jeffrey Vancavage

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to realize an above-average total return over a market cycle of three to five years consistent with reasonable risk by investing in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	23.5
Industrials	15.1
Information technology	14.1
Health care	8.5
Energy	8.3
Consumer discretionary	8.2
Materials	6.9
Real estate	5.6
Utilities	3.8
Consumer staples	2.4
Telecommunication services	2.1
Short-term investments and other	1.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Value Trust Series I shares returned 15.76% and the Russell Midcap Value Index returned 20.00%.

Environment  >  During the year ended December 31, 2016, the U.S. economy continued to expand, employment data moved higher, and oil prices traded in a range from the high $20s to the low $50s during the reporting period. U.S. stock market indexes posted gains for the reporting period, with most major market indexes hitting record highs; however, the markets were fairly volatile during the first half of the year. Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over the U.S. Federal Reserve’s (Fed) monetary policy. Markets recovered in late February and posted gains until June, when UK voters opted to leave the European Union, sending markets sharply lower. Markets again recovered, and major US equity indexes hit record highs during the summer. The surprise outcome of the U.S. presidential election caused investors to reevaluate investments; a post-election stock market rally sent major equity indexes to new record highs. The Fed raised interest rates by a quarter point in December 2016.

Stock selection in the consumer discretionary sector was the largest detractor from the trust’s relative and absolute return, driven primarily by DeVry Education Group, Inc., Ascena Retail Group, Inc., and TEGNA, Inc. DeVry faced increased scrutiny from federal regulators, which presented a threat to the company’s business model. In our opinion, possible remedies sought by the regulators presented undesirable risks to the investment. We eliminated the positions in Ascena, TEGNA, and DeVry. Stock selection in materials and health care also detracted from the relative return. One of the trust’s largest detractors was W.R. Grace & Company, which missed revenue expectations and lowered its outlook for 2017. Assisted living operator Brookdale Senior Living, Inc. reported disappointing earnings and a weaker outlook for its fiscal year, as occupancy was lower than anticipated. We sold Brookdale prior to period end.

Stock selection in financials was the largest positive contributor to relative performance. Shares of Comerica, Inc. and Wintrust Financial Corp. moved higher as financial stocks rallied, particularly following the election, as investor optimism on a future rise of interest rates and the economy fueled returns. Stock selection in consumer staples also benefited the trust’s relative return, due in part to a lack of exposure to some of the weaker performing names within the sector.

During the reporting period, we increased our exposure to real estate, energy and information technology sectors and decreased exposure to financials. At the end of the period, our largest overweights versus the benchmark were in information technology, health care, financials and industrials sectors, while our largest underweights were in real estate and utilities.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Value Trust Series I	15.76%	12.99%	7.46%	84.15%	105.31%
Value Trust Series II	15.57%	12.75%	7.24%	82.25%	101.22%
Value Trust Series NAV	15.78%	13.04%	7.51%	84.54%	106.20%
Russell Midcap Value Index[2,3]	20.00%	15.70%	7.59%	107.37%	107.76%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

John Hancock Variable Insurance Trust

Shareholder expense example

As a shareholder of John Hancock Variable Insurance Trust, you incur ongoing costs, such as management fees, distribution (Rule 12b-1) fees and other expenses. In the case of the American Portfolios, Core Strategy Trust and the Lifestyle Portfolio Stabilization (PS) Portfolios, in addition to the operating expenses that the portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would be higher than amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2016 through December 31, 2016).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2016	Ending Account Value 12/31/2016	Expenses Paid During Period[1] 7/1/2016– 12/31/2016	Annualized Expense Ratio
500 Index Trust B
Series I — Actual	$1,000.00	$1,076.70	$1.62	0.31%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%
Series II — Actual	1,000.00	1,075.50	2.66	0.51%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.59	0.51%
Series NAV — Actual	1,000.00	1,076.80	1.36	0.26%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.32	0.26%
All Cap Core Trust
Series I — Actual	$1,000.00	$1,104.80	$4.92	0.93%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.72	0.93%
Series II — Actual	1,000.00	1,104.20	5.98	1.13%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.74	1.13%
Series NAV — Actual	1,000.00	1,105.70	4.76	0.90%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.57	0.90%

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2016	Ending Account Value 12/31/2016	Expenses Paid During Period[1] 7/1/2016– 12/31/2016	Annualized Expense Ratio
Alpha Opportunities Trust
Series I — Actual	$1,000.00	$1,056.20	$5.38	1.04%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.28	1.04%
Series NAV — Actual	1,000.00	1,056.50	5.17	1.00%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.08	1.00%
American Asset Allocation Trust
Series I — Actual	$1,000.00	$1,043.60	$3.18	0.62%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.15	0.62%[2]
Series II — Actual	1,000.00	1,044.30	3.65	0.71%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.61	0.71%[2]
Series III — Actual	1,000.00	1,045.70	1.39	0.27%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.37	0.27%[2]
American Global Growth Trust
Series I — Actual	$1,000.00	$1,040.00	$3.28	0.64%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.25	0.64%[2]
Series II — Actual	1,000.00	1,038.90	3.59	0.70%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.56	0.70%[2]
Series III — Actual	1,000.00	1,042.30	1.23	0.24%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.22	0.24%[2]
American Growth Trust
Series I — Actual	$1,000.00	$1,082.30	$3.25	0.62%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.15	0.62%[2]
Series II — Actual	1,000.00	1,082.70	3.56	0.68%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.46	0.68%[2]
Series III — Actual	1,000.00	1,094.80	1.42	0.27%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.37	0.27%[2]
American Growth-Income Trust
Series I — Actual	$1,000.00	$1,079.40	$3.24	0.62%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.15	0.62%[2]
Series II — Actual	1,000.00	1,079.40	3.66	0.70%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.56	0.70%[2]
Series III — Actual	1,000.00	1,081.60	1.41	0.27%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.37	0.27%[2]
American International Trust
Series I — Actual	$1,000.00	$1,045.70	$3.19	0.62%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.15	0.62%[2]
Series II — Actual	1,000.00	1,044.80	3.85	0.75%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.81	0.75%[2]
Series III — Actual	1,000.00	1,047.60	1.39	0.27%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.37	0.27%[2]
American New World Trust
Series I — Actual	$1,000.00	$1,027.90	$3.47	0.68%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.46	0.68%[2]
Series II — Actual	1,000.00	1,027.30	3.87	0.76%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.86	0.76%[2]
Series III — Actual	1,000.00	1,029.60	1.63	0.32%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.63	0.32%[2]
Blue Chip Growth Trust
Series I — Actual	$1,000.00	$1,070.50	$4.32	0.83%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.22	0.83%
Series II — Actual	1,000.00	1,069.40	5.36	1.03%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.23	1.03%
Series NAV — Actual	1,000.00	1,070.50	4.06	0.78%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	3.96	0.78%

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2016	Ending Account Value 12/31/2016	Expenses Paid During Period[1] 7/1/2016– 12/31/2016	Annualized Expense Ratio
Capital Appreciation Trust
Series I — Actual	$1,000.00	$1,060.60	$4.04	0.78%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	3.96	0.78%
Series II — Actual	1,000.00	1,059.50	5.07	0.98%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	4.98	0.98%
Series NAV — Actual	1,000.00	1,060.60	3.78	0.73%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.71	0.73%
Capital Appreciation Value Trust
Series I — Actual	$1,000.00	$1,028.30	$4.44	0.87%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.42	0.87%
Series II — Actual	1,000.00	1,027.30	5.45	1.07%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.43	1.07%
Series NAV — Actual	1,000.00	1,028.90	4.18	0.82%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.17	0.82%
Core Strategy Trust
Series I — Actual	$1,000.00	$1,044.50	$0.57	0.11%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.56	0.11%[2]
Series II — Actual	1,000.00	1,043.70	1.59	0.31%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%[2]
Series NAV — Actual	1,000.00	1,044.20	0.31	0.06%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.31	0.06%[2]
Emerging Markets Value Trust
Series I — Actual	$1,000.00	$1,070.50	$5.99	1.15%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	5.84	1.15%
Series II — Actual	1,000.00	1,069.90	7.02	1.35%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	6.85	1.35%
Series NAV — Actual	1,000.00	1,071.10	5.67	1.09%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	5.53	1.09%
Equity Income Trust
Series I — Actual	$1,000.00	$1,117.00	$4.20	0.79%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.01	0.79%
Series II — Actual	1,000.00	1,116.10	5.27	0.99%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.03	0.99%
Series NAV — Actual	1,000.00	1,117.30	3.94	0.74%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.76	0.74%
Financial Industries Trust
Series I — Actual	$1,000.00	$1,307.10	$5.05	0.87%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.42	0.87%
Series II — Actual	1,000.00	1,306.20	6.20	1.07%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.43	1.07%
Series NAV — Actual	1,000.00	1,308.50	4.76	0.82%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.17	0.82%
Fundamental All Cap Core Trust
Series I — Actual	$1,000.00	$1,134.30	$4.02	0.75%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.81	0.75%
Series II — Actual	1,000.00	1,133.10	5.09	0.95%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.82	0.95%
Series NAV — Actual	1,000.00	1,134.60	3.76	0.70%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.56	0.70%
Fundamental Large Cap Value Trust
Series I — Actual	$1,000.00	$1,151.40	$3.84	0.71%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.61	0.71%
Series II — Actual	1,000.00	1,150.90	4.92	0.91%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.62	0.91%
Series NAV — Actual	1,000.00	1,151.90	3.57	0.66%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.35	0.66%

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2016	Ending Account Value 12/31/2016	Expenses Paid During Period[1] 7/1/2016– 12/31/2016	Annualized Expense Ratio
Global Trust
Series I — Actual	$1,000.00	$1,120.00	$5.06	0.95%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.82	0.95%
Series II — Actual	1,000.00	1,119.30	6.13	1.15%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.40	5.84	1.15%
Series NAV — Actual	1,000.00	1,120.90	4.64	0.87%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.42	0.87%
Health Sciences Trust
Series I — Actual	$1,000.00	$976.90	$5.47	1.10%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.58	1.10%
Series II — Actual	1,000.00	975.90	6.46	1.30%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.60	6.60	1.30%
Series NAV — Actual	1,000.00	977.20	5.22	1.05%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.33	1.05%
International Equity Index Trust B
Series I — Actual	$1,000.00	$1,043.80	$2.41	0.47%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.39	0.47%
Series II — Actual	1,000.00	1,042.40	3.44	0.67%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.41	0.67%
Series NAV — Actual	1,000.00	1,043.60	2.16	0.42%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.00	2.14	0.42%
International Growth Stock Trust
Series I — Actual	$1,000.00	$998.80	$4.62	0.92%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.67	0.92%
Series II — Actual	1,000.00	997.40	5.62	1.12%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.69	1.12%
Series NAV — Actual	1,000.00	999.30	4.37	0.87%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.42	0.87%
International Small Company Trust
Series I — Actual	$1,000.00	$1,049.00	$6.39	1.24%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.90	6.29	1.24%
Series II — Actual	1,000.00	1,047.00	7.41	1.44%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,017.90	7.30	1.44%
Series NAV — Actual	1,000.00	1,045.50	6.13	1.19%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.04	1.19%
International Value Trust
Series I — Actual	$1,000.00	$1,111.60	$4.83	0.91%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.62	0.91%
Series II — Actual	1,000.00	1,110.60	5.89	1.11%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.64	1.11%
Series NAV — Actual	1,000.00	1,111.10	4.56	0.86%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.37	0.86%
Lifestyle Aggressive PS Series
Series I — Actual	$1,000.00	$1,074.60	$1.10	0.21%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	1.07	0.21%[2]
Series II — Actual	1,000.00	1,073.40	2.14	0.41%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.09	0.41%[2]
Series NAV — Actual	1,000.00	1,074.20	0.83	0.16%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.81	0.16%[2]
Lifestyle Balanced PS Series
Series I — Actual	$1,000.00	$1,026.30	$0.56	0.11%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.56	0.11%[2]
Series II — Actual	1,000.00	1,025.00	1.58	0.31%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%[2]
Series NAV — Actual	1,000.00	1,026.80	0.31	0.06%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.31	0.06%[2]

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2016	Ending Account Value 12/31/2016	Expenses Paid During Period[1] 7/1/2016– 12/31/2016	Annualized Expense Ratio
Lifestyle Conservative PS Series
Series I — Actual	$1,000.00	$998.80	$0.65	0.13%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.66	0.13%[2]
Series II — Actual	1,000.00	998.30	1.66	0.33%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.68	0.33%[2]
Series NAV — Actual	1,000.00	999.30	0.40	0.08%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.41	0.08%[2]
Lifestyle Growth PS Series
Series I — Actual	$1,000.00	$1,044.40	$0.57	0.11%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.56	0.11%[2]
Series II — Actual	1,000.00	1,043.10	1.59	0.31%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%[2]
Series NAV — Actual	1,000.00	1,044.20	0.31	0.06%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.31	0.06%[2]
Lifestyle Moderate PS Series
Series I — Actual	$1,000.00	$1,016.90	$0.66	0.13%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.66	0.13%[2]
Series II — Actual	1,000.00	1,015.60	1.67	0.33%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.68	0.33%[2]
Series NAV — Actual	1,000.00	1,016.70	0.41	0.08%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.41	0.08%[2]
Mid Cap Index Trust
Series I — Actual	$1,000.00	$1,115.90	$2.39	0.45%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.90	2.29	0.45%
Series II — Actual	1,000.00	1,114.90	3.46	0.65%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.30	0.65%
Series NAV — Actual	1,000.00	1,116.50	2.13	0.40%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.03	0.40%
Mid Cap Stock Trust
Series I — Actual	$1,000.00	$1,032.40	$4.65	0.91%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.62	0.91%
Series II — Actual	1,000.00	1,031.80	5.67	1.11%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.64	1.11%
Series NAV — Actual	1,000.00	1,032.80	4.39	0.86%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.37	0.86%
Mid Value Trust
Series I — Actual	$1,000.00	$1,118.20	$5.27	0.99%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.03	0.99%
Series II — Actual	1,000.00	1,117.00	6.28	1.18%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	5.99	1.18%
Series NAV — Actual	1,000.00	1,118.30	4.95	0.93%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.72	0.93%
Mutual Shares Trust
Series I — Actual	$1,000.00	$1,117.70	$5.70	1.07%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.43	1.07%
Real Estate Securities Trust
Series I — Actual	$1,000.00	$945.70	$3.86	0.79%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.01	0.79%
Series II — Actual	1,000.00	944.80	4.84	0.99%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.03	0.99%
Series NAV — Actual	1,000.00	946.40	3.62	0.74%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.76	0.74%
Science & Technology Trust
Series I — Actual	$1,000.00	$1,081.10	$5.70	1.09%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.53	1.09%
Series II — Actual	1,000.00	1,080.10	6.74	1.29%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.70	6.55	1.29%
Series NAV — Actual	1,000.00	1,081.40	5.44	1.04%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.28	1.04%

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2016	Ending Account Value 12/31/2016	Expenses Paid During Period[1] 7/1/2016– 12/31/2016	Annualized Expense Ratio
Small Cap Growth Trust
Series I — Actual	$1,000.00	$1,091.40	$5.99	1.14%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.40	5.79	1.14%
Series II — Actual	1,000.00	1,091.40	7.04	1.34%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.40	6.80	1.34%
Series NAV — Actual	1,000.00	1,091.80	5.73	1.09%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.53	1.09%
Small Cap Index Trust
Series I — Actual	$1,000.00	$1,185.60	$2.86	0.52%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.64	0.52%
Series II — Actual	1,000.00	1,183.80	3.95	0.72%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.66	0.72%
Series NAV — Actual	1,000.00	1,185.20	2.58	0.47%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.39	0.47%
Small Cap Opportunities Trust
Series I — Actual	$1,000.00	$1,168.70	$5.56	1.02%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.18	1.02%
Series II — Actual	1,000.00	1,167.40	6.65	1.22%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.00	6.19	1.22%
Series NAV — Actual	1,000.00	1,168.60	5.29	0.97%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.93	0.97%
Small Cap Value Trust
Series I — Actual	$1,000.00	$1,175.20	$6.07	1.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.64	1.11%
Series II — Actual	1,000.00	1,174.00	7.16	1.31%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.60	6.65	1.31%
Series NAV — Actual	1,000.00	1,175.10	5.80	1.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.38	1.06%
Small Company Growth Trust
Series NAV — Actual	$1,000.00	$1,095.10	$5.64	1.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.43	1.07%
Small Company Value Trust
Series I — Actual	$1,000.00	$1,212.30	$6.01	1.08%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.48	1.08%
Series II — Actual	1,000.00	1,211.30	7.11	1.28%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.70	6.50	1.28%
Series NAV — Actual	1,000.00	1,212.70	5.73	1.03%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.23	1.03%
Strategic Equity Allocation Trust
Series NAV — Actual	$1,000.00	$1,072.10	$2.76	0.53%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.69	0.53%
Total Stock Market Index Trust
Series I — Actual	$1,000.00	$1,087.40	$2.99	0.57%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.90	0.57%
Series II — Actual	1,000.00	1,086.30	4.04	0.77%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.91	0.77%
Series NAV — Actual	1,000.00	1,087.30	2.73	0.52%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.64	0.52%
Utilities Trust
Series I — Actual	$1,000.00	$966.70	$4.60	0.93%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.72	0.93%
Series II — Actual	1,000.00	965.90	5.58	1.13%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.74	1.13%
Series NAV — Actual	1,000.00	967.20	4.35	0.88%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.47	0.88%

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2016	Ending Account Value 12/31/2016	Expenses Paid During Period[1] 7/1/2016– 12/31/2016	Annualized Expense Ratio
Value Trust
Series I — Actual	$1,000.00	$1,131.80	$4.18	0.78%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	3.96	0.78%
Series II — Actual	1,000.00	1,130.30	5.25	0.98%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	4.98	0.98%
Series NAV — Actual	1,000.00	1,131.40	3.91	0.73%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.71	0.73%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 366 (to reflect the one-half year period).

[2]	Ratios do not include expenses indirectly incurred from underlying funds and can vary. The range of expense ratios of the underlying funds held by the portfolios for the period ended 12-31-16 was as follows:

Portfolio	Range	Portfolio	Range
American Funds	0.29% – 0.79%	Lifestyle Conservative PS Series	0.53% – 0.59%
Core Strategy Trust	0.53% – 0.59%	Lifestyle Growth PS Series	0.53% – 0.59%
Lifestyle Aggressive PS Series	0.08% – 0.53%	Lifestyle Moderate PS Series	0.53% – 0.59%
Lifestyle Balanced PS Series	0.53% – 0.59%

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

500 Index Trust B

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 95.6%
Consumer discretionary - 11.5%
Amazon.com, Inc. (I)	82,845	$62,122,980	1.5%
Comcast Corp., Class A	500,157	34,535,841	0.8%
McDonald’s Corp.	174,261	21,211,049	0.5%
The Home Depot, Inc.	255,784	34,295,519	0.8%
The Walt Disney Company	307,546	32,052,444	0.8%
OTHER SECURITIES		303,154,254	7.1%
		487,372,087
Consumer staples - 9.0%
Altria Group, Inc.	409,901	27,717,506	0.7%
CVS Health Corp.	224,001	17,675,919	0.4%
PepsiCo, Inc.	301,252	31,519,997	0.7%
Philip Morris International, Inc.	326,430	29,865,081	0.7%
The Coca-Cola Company	815,246	33,800,099	0.8%
The Procter & Gamble Company	562,227	47,272,046	1.1%
Wal-Mart Stores, Inc.	316,344	21,865,697	0.5%
OTHER SECURITIES		169,523,455	4.1%
		379,239,800
Energy - 7.2%
Chevron Corp.	396,724	46,694,415	1.1%
Exxon Mobil Corp.	871,145	78,629,548	1.9%
Schlumberger, Ltd.	291,773	24,494,343	0.6%
OTHER SECURITIES		156,063,720	3.6%
		305,882,026
Financials - 14.2%
Bank of America Corp.	2,123,314	46,925,239	1.1%
Berkshire Hathaway, Inc.,
Class B (I)	398,708	64,981,430	1.5%
Citigroup, Inc.	598,560	35,572,421	0.8%
JPMorgan Chase & Co.	751,626	64,857,808	1.5%
State Street Corp.	76,781	5,967,419	0.1%
The Goldman Sachs Group, Inc.	77,617	18,585,391	0.4%
Wells Fargo & Company	947,992	52,243,839	1.2%
OTHER SECURITIES		310,427,422	7.6%
		599,560,969
Health care - 13.0%
AbbVie, Inc.	340,675	21,333,069	0.5%
Amgen, Inc.	156,675	22,907,452	0.5%
Bristol-Myers Squibb Company	350,933	20,508,525	0.5%
Celgene Corp. (I)	162,997	18,866,903	0.4%
Gilead Sciences, Inc.	277,391	19,863,970	0.5%
Johnson & Johnson	571,305	65,820,049	1.5%
Medtronic PLC	287,634	20,488,154	0.5%
Merck & Company, Inc.	579,785	34,131,943	0.8%
Pfizer, Inc.	1,274,417	41,393,064	1.0%
UnitedHealth Group, Inc.	200,216	32,042,569	0.8%
OTHER SECURITIES		254,249,660	6.0%
		551,605,358
Industrials - 9.8%
3M Company	126,500	22,589,105	0.5%
General Electric Company	1,858,074	58,715,138	1.4%
Honeywell International, Inc.	160,091	18,546,542	0.4%
The Boeing Company	120,610	18,776,565	0.4%
Union Pacific Corp.	173,741	18,013,467	0.4%
OTHER SECURITIES		279,006,069	6.7%
		415,646,886

500 Index Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information technology - 19.9%
Alphabet, Inc., Class A (I)	62,195	$49,286,428	1.2%
Alphabet, Inc., Class C (I)	62,328	48,105,997	1.1%
Apple, Inc.	1,120,045	129,723,612	3.1%
Cisco Systems, Inc.	1,053,880	31,848,254	0.7%
Facebook, Inc., Class A (I)	491,694	56,569,395	1.3%
IBM Corp.	182,024	30,214,164	0.7%
Intel Corp.	996,136	36,129,853	0.8%
MasterCard, Inc., Class A	199,669	20,615,824	0.5%
Microsoft Corp.	1,633,074	101,479,218	2.4%
Oracle Corp.	629,817	24,216,464	0.6%
QUALCOMM, Inc.	310,606	20,251,511	0.5%
Visa, Inc., A Shares	392,149	30,595,465	0.7%
OTHER SECURITIES		261,460,559	6.3%
		840,496,744
Materials - 2.7%		114,698,398	2.7%
Real estate - 2.8%		117,008,913	2.8%
Telecommunication services - 2.5%
AT&T, Inc.	1,290,735	54,894,960	1.3%
Verizon Communications, Inc.	856,389	45,714,045	1.0%
OTHER SECURITIES		6,942,049	0.2%
		107,551,054
Utilities - 3.0%		128,337,336	3.0%
TOTAL COMMON STOCKS (Cost $2,330,987,307)		$4,047,399,571
SECURITIES LENDING
COLLATERAL - 0.2%
John Hancock Collateral Trust,
0.7390% (W)(Y)	1,059,256	10,599,449	0.2%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $10,599,963)		$10,599,449
SHORT-TERM INVESTMENTS - 4.7%
Repurchase agreement - 4.7%
Repurchase Agreement with State
Street Corp. dated 12/30/2016
at 0.030% to be repurchased at
$197,570,659 on 01/03/2017,
collateralized by $178,035,000
U.S. Treasury Bonds, 3.750%
due 11/15/2043 (valued
at $201,522,623,
including interest)	$197,570,000	197,570,000	4.7%
TOTAL SHORT-TERM
INVESTMENTS (Cost $197,570,000)		$197,570,000
Total Investments (500 Index Trust B)
(Cost $2,539,157,270) - 100.5%		$4,255,569,020	100.5%
Other assets and liabilities, net - (0.5%)		(21,336,568)	(0.5)%
TOTAL NET ASSETS - 100.0%		$4,234,232,452	100.0%

All Cap Core Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.5%
Consumer discretionary - 10.8%
Best Buy Company, Inc.	50,400	$2,150,568	1.1%
Big 5 Sporting Goods Corp.	116,200	2,016,070	1.1%
Domino’s Pizza, Inc.	14,900	2,372,676	1.3%
Lear Corp.	12,800	1,694,336	0.9%
Omnicom Group, Inc.	28,800	2,451,168	1.3%

The accompanying notes are an integral part of the financial statements.	56

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer discretionary (continued)
The Children’s Place, Inc.	21,800	$2,200,710	1.2%
OTHER SECURITIES		7,494,879	3.9%
		20,380,407
Consumer staples - 7.0%
Dean Foods Company	108,200	2,356,596	1.3%
Sanderson Farms, Inc.	21,300	2,007,312	1.1%
Sysco Corp.	44,800	2,480,576	1.3%
Wal-Mart Stores, Inc.	35,400	2,446,848	1.3%
OTHER SECURITIES		3,885,160	2.0%
		13,176,492
Energy - 7.4%
Tesoro Corp.	26,900	2,352,405	1.3%
Transocean, Ltd. (I)	153,900	2,268,486	1.2%
Valero Energy Corp.	38,300	2,616,656	1.4%
OTHER SECURITIES		6,738,090	3.5%
		13,975,637
Financials - 14.7%
Alleghany Corp. (I)	3,780	2,298,694	1.2%
Berkshire Hathaway, Inc.,
Class B (I)	11,600	1,890,568	1.0%
Chimera Investment Corp.	135,000	2,297,700	1.2%
Citigroup, Inc.	62,200	3,696,546	2.0%
Citizens Financial Group, Inc.	69,800	2,486,974	1.3%
Popular, Inc.	53,200	2,331,224	1.2%
SunTrust Banks, Inc.	46,100	2,528,585	1.3%
OTHER SECURITIES		10,075,201	5.5%
		27,605,492
Health care - 14.8%
Aetna, Inc.	18,600	2,306,586	1.2%
Amgen, Inc.	19,000	2,777,990	1.5%
Baxter International, Inc.	49,100	2,177,094	1.2%
Gilead Sciences, Inc.	29,000	2,076,690	1.1%
Johnson & Johnson	42,200	4,861,862	2.6%
Merck & Company, Inc.	58,800	3,461,556	1.8%
Mettler-Toledo International,
Inc. (I)	4,000	1,674,240	0.9%
UnitedHealth Group, Inc.	22,000	3,520,880	1.9%
WellCare Health Plans, Inc. (I)	17,500	2,398,900	1.3%
OTHER SECURITIES		2,647,524	1.3%
		27,903,322
Industrials - 10.4%
Hawaiian Holdings, Inc. (I)	39,700	2,262,900	1.2%
Northrop Grumman Corp.	11,200	2,604,896	1.4%
The Boeing Company	14,500	2,257,360	1.2%
The Greenbrier Companies, Inc.	54,200	2,252,010	1.2%
Waste Management, Inc.	32,800	2,325,848	1.2%
OTHER SECURITIES		7,953,067	4.2%
		19,656,081
Information technology - 21.2%
Accenture PLC, Class A	24,000	2,811,120	1.5%
Alphabet, Inc., Class A (I)	1,142	904,978	0.5%
Alphabet, Inc., Class C (I)	4,636	3,578,158	1.9%
Apple, Inc.	28,782	3,333,531	1.8%
Applied Materials, Inc.	80,900	2,610,643	1.4%
F5 Networks, Inc. (I)	16,700	2,416,824	1.3%
IBM Corp.	21,000	3,485,790	1.8%
Mastercard, Inc., Class A	23,300	2,405,725	1.3%
Microsoft Corp.	97,407	6,052,871	3.2%
Sanmina Corp. (I)	56,600	2,074,390	1.1%

All Cap Core Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information technology (continued)
Texas Instruments, Inc.	40,000	$2,918,800	1.5%
OTHER SECURITIES		7,366,201	3.9%
		39,959,031
Materials - 3.8%
Trinseo SA	31,000	1,838,300	1.0%
OTHER SECURITIES		5,378,525	2.8%
		7,216,825
Real estate - 3.2%
Equity Commonwealth (I)	79,200	2,395,008	1.3%
OTHER SECURITIES		3,668,858	1.9%
		6,063,866
Telecommunication services - 1.4%
Verizon Communications, Inc.	41,500	2,215,268	1.2%
OTHER SECURITIES		444,779	0.2%
		2,660,047
Utilities - 3.8%
CenterPoint Energy, Inc.	72,700	1,791,328	1.0%
Consolidated Edison, Inc.	33,500	2,468,280	1.3%
OTHER SECURITIES		2,786,502	1.5%
		7,046,110
TOTAL COMMON STOCKS (Cost $169,700,809)		$185,643,310
SHORT-TERM INVESTMENTS - 1.3%
Money market funds - 1.3%
State Street Institutional U.S.
Government Money Market
Fund, Premier Class,
0.4218% (Y)	2,573,464	2,573,464	1.3%
TOTAL SHORT-TERM
INVESTMENTS (Cost $2,573,464)		$2,573,464
Total Investments (All Cap Core Trust)
(Cost $172,274,273) - 99.8%		$188,216,774	99.8%
Other assets and liabilities, net - 0.2%		310,165	0.2%
TOTAL NET ASSETS - 100.0%		$188,526,939	100.0%

Alpha Opportunities Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 85.2%
Consumer discretionary - 10.3%
Advance Auto Parts, Inc.	7,147	$1,208,701	0.9%
Netflix, Inc. (I)	8,491	1,051,186	0.8%
NIKE, Inc., Class B	29,407	1,494,758	1.1%
NVR, Inc. (I)	701	1,169,969	0.9%
OTHER SECURITIES		8,976,062	6.6%
		13,900,676
Consumer staples - 4.4%
Colgate-Palmolive Company	13,090	856,610	0.6%
Costco Wholesale Corp.	8,089	1,295,130	1.0%
Philip Morris International, Inc.	9,793	895,962	0.7%
Unilever NV - NY Shares	22,591	927,586	0.7%
OTHER SECURITIES		2,053,946	1.4%
		6,029,234
Energy - 5.8%
Baker Hughes, Inc.	14,787	960,711	0.7%
Chevron Corp.	8,209	966,199	0.7%
Phillips 66	10,452	903,157	0.7%

The accompanying notes are an integral part of the financial statements.	57

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Energy (continued)
Pioneer Natural
Resources Company	5,019	$903,771	0.7%
Suncor Energy, Inc.	31,452	1,028,166	0.7%
OTHER SECURITIES		3,118,656	2.3%
		7,880,660
Financials - 20.1%
American Express Company	13,357	989,487	0.7%
American International
Group, Inc.	19,101	1,247,486	0.9%
Bank of America Corp.	66,640	1,472,744	1.1%
BlackRock, Inc.	3,984	1,516,071	1.1%
Chubb, Ltd.	15,887	2,098,990	1.5%
Citigroup, Inc.	28,350	1,684,841	1.2%
JPMorgan Chase & Co.	14,223	1,227,303	0.9%
M&T Bank Corp.	9,196	1,438,530	1.1%
Markel Corp. (I)	1,333	1,205,699	0.9%
MetLife, Inc.	36,701	1,977,817	1.5%
The PNC Financial Services
Group, Inc.	27,485	3,214,646	2.4%
Wells Fargo & Company	26,739	1,473,586	1.1%
OTHER SECURITIES		7,636,748	5.7%
		27,183,948
Health care - 10.7%
Allergan PLC (I)	4,484	941,685	0.7%
Biogen, Inc. (I)	3,038	861,516	0.6%
Bristol-Myers Squibb Company	63,587	3,716,024	2.7%
Eli Lilly & Company	13,000	956,150	0.7%
McKesson Corp.	11,257	1,581,046	1.2%
Medtronic PLC	14,538	1,035,543	0.8%
Merck & Company, Inc.	21,498	1,265,587	0.9%
OTHER SECURITIES		4,103,377	3.1%
		14,460,928
Industrials - 13.2%
Canadian National
Railway Company	16,378	1,102,235	0.8%
Fastenal Company	20,150	946,647	0.7%
Genesee & Wyoming, Inc.,
Class A (I)	12,194	846,386	0.6%
Lennox International, Inc.	6,088	932,499	0.7%
Union Pacific Corp.	15,887	1,647,164	1.2%
United Parcel Service, Inc.,
Class B	9,369	1,074,062	0.8%
OTHER SECURITIES		11,359,805	8.4%
		17,908,798
Information technology - 13.0%
Cisco Systems, Inc.	30,257	914,367	0.7%
Facebook, Inc., Class A (I)	7,287	838,369	0.6%
Micron Technology, Inc. (I)	61,913	1,357,133	1.0%
Microsoft Corp.	38,087	2,366,726	1.7%
Visa, Inc., A Shares	12,486	974,158	0.7%
OTHER SECURITIES		11,123,288	8.3%
		17,574,041
Materials - 4.8%		6,507,309	4.8%
Real estate - 1.0%
Public Storage	4,478	1,000,833	0.7%
WeWork Companies, Inc.,
Class A (I)(R)	2,554	128,191	0.1%
OTHER SECURITIES		283,069	0.2%
		1,412,093

Alpha Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Telecommunication services - 0.4%		$594,386	0.4%
Utilities - 1.5%
Dominion Resources, Inc.	11,555	884,997	0.6%
NextEra Energy, Inc.	6,908	825,230	0.6%
OTHER SECURITIES		364,032	0.3%
		2,074,259
TOTAL COMMON STOCKS (Cost $104,218,467)		$115,526,332
PREFERRED SECURITIES - 10.1%
Consumer discretionary - 0.3%		366,292	0.3%
Financials - 0.4%		628,642	0.4%
Industrials - 0.4%		525,535	0.4%
Information technology - 7.9%
Pinterest, Inc., Series G (I)(R)	162,095	956,361	0.7%
Uber Technologies, Inc. (I)(R)	142,224	6,936,577	5.1%
OTHER SECURITIES		2,780,829	2.1%
		10,673,767
Real estate - 1.1%
WeWork Companies, Inc.,
Series D1 (I)(R)	12,694	637,140	0.5%
WeWork Companies, Inc.,
Series D2 (I)(R)	9,974	500,618	0.4%
OTHER SECURITIES		319,846	0.2%
		1,457,604
TOTAL PREFERRED
SECURITIES (Cost $8,097,501)		$13,651,840
CORPORATE BONDS - 0.0%
Information technology - 0.0%		48,473	0.0%
TOTAL CORPORATE BONDS (Cost $48,473)		$48,473
EXCHANGE-TRADED FUNDS - 0.4%		505,625	0.4%
TOTAL EXCHANGE-TRADED
FUNDS (Cost $500,463)		$505,625
SHORT-TERM INVESTMENTS - 4.2%
Repurchase agreement - 4.2%
Deutsche Bank Tri-Party
Repurchase Agreement dated
12/30/2016 at 0.510% to be
repurchased at $5,700,323 on
01/03/2017, collateralized by
$6,207,300 U.S. Treasury
Notes, 1.625% due 02/15/2026
(valued at $5,814,003,
including interest)	$5,700,000	5,700,000	4.2%
TOTAL SHORT-TERM
INVESTMENTS (Cost $5,700,000)		$5,700,000
Total Investments (Alpha Opportunities Trust)
(Cost $118,564,904) - 99.9%		$135,432,270	99.9%
Other assets and liabilities, net - 0.1%		102,685	0.1%
TOTAL NET ASSETS - 100.0%		$135,534,955	100.0%

The accompanying notes are an integral part of the financial statements.	58

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

American Asset Allocation Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Asset Allocation
Fund - Class 1	69,807,958	$1,513,436,521	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $1,049,676,490)		$1,513,436,521
Total Investments (American Asset Allocation
Trust) (Cost $1,049,676,490) - 100.0%		$1,513,436,521	100.0%
Other assets and liabilities, net - 0.0%		20,706	0.0%
TOTAL NET ASSETS - 100.0%		$1,513,457,227	100.0%

American Global Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 99.9%
American Funds Insurance Series - 99.9%
American Global Growth
Fund - Class 1	8,695,038	$209,115,675	99.9%
TOTAL INVESTMENT
COMPANIES (Cost $220,136,100)		$209,115,675
Total Investments (American Global Growth
Trust) (Cost $220,136,100) - 99.9%		$209,115,675	99.9%
Other assets and liabilities, net - 0.1%		140,227	0.1%
TOTAL NET ASSETS - 100.0%		$209,255,902	100.0%

American Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth Fund - Class 1	12,787,095	$860,443,626	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $715,267,692)		$860,443,626
Total Investments (American Growth Trust)
(Cost $715,267,692) - 100.0%		$860,443,626	100.0%
Other assets and liabilities, net - 0.0%		3,743	0.0%
TOTAL NET ASSETS - 100.0%		$860,447,369	100.0%

American Growth-Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth-Income
Fund - Class 1	23,641,569	$1,049,922,082	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $924,601,590)		$1,049,922,082
Total Investments (American Growth-Income
Trust) (Cost $924,601,590) - 100.0%		$1,049,922,082	100.0%
Other assets and liabilities, net - 0.0%		7,492	0.0%
TOTAL NET ASSETS - 100.0%		$1,049,929,574	100.0%

American International Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American International
Fund - Class 1	29,459,216	$495,504,019	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $495,571,937)		$495,504,019
Total Investments (American International Trust)
(Cost $495,571,937) - 100.0%		$495,504,019	100.0%
Other assets and liabilities, net - 0.0%		(7,101)	0.0%
TOTAL NET ASSETS - 100.0%		$495,496,918	100.0%

American New World Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American New World
Fund - Class 1	3,971,714	$78,322,204	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $86,132,822)		$78,322,204
Total Investments (American New World Trust)
(Cost $86,132,822) - 100.0%		$78,322,204	100.0%
Other assets and liabilities, net - 0.0%		(24,294)	0.0%
TOTAL NET ASSETS - 100.0%		$78,297,910	100.0%

Blue Chip Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.1%
Consumer discretionary - 24.8%
Amazon.com, Inc. (I)	173,889	$130,394,144	8.3%
Hilton Worldwide Holdings, Inc.	402,522	10,948,598	0.7%
Lowe’s Companies, Inc.	209,600	14,906,752	1.0%
MGM Resorts International (I)	326,800	9,421,644	0.6%
Netflix, Inc. (I)	151,900	18,805,220	1.2%
O’Reilly Automotive, Inc. (I)	57,800	16,092,098	1.0%
Ross Stores, Inc.	166,000	10,889,600	0.7%
Tesla Motors, Inc. (I)(L)	48,083	10,274,856	0.7%
The Home Depot, Inc.	130,700	17,524,256	1.1%
The Priceline Group, Inc. (I)	45,100	66,119,306	4.2%
OTHER SECURITIES		83,750,839	5.3%
		389,127,313
Consumer staples - 2.9%
Walgreens Boots Alliance, Inc.	219,700	18,182,372	1.2%
OTHER SECURITIES		27,212,670	1.7%
		45,395,042
Financials - 9.3%
Intercontinental Exchange, Inc.	375,200	21,168,784	1.3%
JPMorgan Chase & Co.	116,300	10,035,527	0.6%
Morgan Stanley	805,100	34,015,475	2.2%
State Street Corp.	173,507	13,484,964	0.9%
TD Ameritrade Holding Corp.	474,600	20,692,560	1.3%
OTHER SECURITIES		47,211,175	3.0%
		146,608,485

The accompanying notes are an integral part of the financial statements.	59

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Health care - 18.1%
Aetna, Inc.	147,094	$18,241,127	1.2%
Alexion Pharmaceuticals, Inc. (I)	140,989	17,250,004	1.1%
Allergan PLC (I)	92,298	19,383,503	1.2%
Becton, Dickinson and Company	71,100	11,770,605	0.8%
Biogen, Inc. (I)	54,800	15,540,184	1.0%
Celgene Corp. (I)	195,700	22,652,275	1.5%
Danaher Corp.	491,326	38,244,816	2.4%
Humana, Inc.	48,300	9,854,649	0.6%
Intuitive Surgical, Inc. (I)	23,300	14,776,161	0.9%
Stryker Corp.	148,779	17,825,212	1.1%
Thermo Fisher Scientific, Inc.	127,039	17,925,203	1.2%
UnitedHealth Group, Inc.	217,400	34,792,696	2.2%
OTHER SECURITIES		44,812,506	2.9%
		283,068,941
Industrials - 8.3%
Alaska Air Group, Inc.	152,400	13,522,452	0.9%
American Airlines Group, Inc.	610,300	28,494,907	1.8%
FedEx Corp.	57,100	10,632,020	0.7%
Fortive Corp.	250,513	13,435,012	0.9%
The Boeing Company	129,200	20,113,856	1.3%
United Continental Holdings,
Inc. (I)	133,600	9,736,768	0.6%
OTHER SECURITIES		34,216,402	2.1%
		130,151,417
Information technology - 33.1%
Alibaba Group Holding, Ltd.,
ADR (I)	337,561	29,641,231	1.9%
Alphabet, Inc., Class A (I)	50,266	39,833,292	2.5%
Alphabet, Inc., Class C (I)	88,898	68,613,254	4.4%
Apple, Inc.	108,100	12,520,142	0.8%
Broadcom, Ltd.	59,000	10,429,433	0.7%
Facebook, Inc., Class A (I)	627,508	72,194,795	4.6%
Fiserv, Inc. (I)	158,300	16,824,124	1.1%
Mastercard, Inc., Class A	414,300	42,776,475	2.7%
Microsoft Corp.	886,500	55,087,110	3.5%
NXP Semiconductors NV (I)	187,027	18,330,516	1.2%
PayPal Holdings, Inc. (I)	269,800	10,649,006	0.7%
salesforce.com, Inc. (I)	343,400	23,509,164	1.5%
ServiceNow, Inc. (I)	186,900	13,894,146	0.9%
Tencent Holdings, Ltd.	1,001,000	24,271,354	1.6%
Visa, Inc., A Shares	578,800	45,157,976	2.9%
OTHER SECURITIES		34,707,018	2.1%
		518,439,036
Materials - 0.4%		6,179,945	0.4%
Real estate - 1.9%
American Tower Corp.	261,338	27,618,200	1.7%
OTHER SECURITIES		3,002,244	0.2%
		30,620,444
Utilities - 0.3%		4,348,344	0.3%
TOTAL COMMON STOCKS (Cost $1,021,380,186)		$1,553,938,967
SECURITIES LENDING COLLATERAL - 0.8%
John Hancock Collateral Trust,
0.7390% (W)(Y)	1,197,472	11,982,499	0.8%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $11,983,045)		$11,982,499

Blue Chip Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

SHORT-TERM INVESTMENTS - 0.8%
Money market funds - 0.8%
T. Rowe Price Government
Money Fund, 0.4456% (Y)	11,588,852	$11,588,852	0.8%
OTHER SECURITIES		500,000	0.0%
		12,088,852
TOTAL SHORT-TERM
INVESTMENTS (Cost $12,088,852)		$12,088,852
Total Investments (Blue Chip Growth Trust)
(Cost $1,045,452,083) - 100.7%		$1,578,010,318	100.7%
Other assets and liabilities, net - (0.7%)		(10,691,424)	(0.7)%
TOTAL NET ASSETS - 100.0%		$1,567,318,894	100.0%

Capital Appreciation Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.4%
Consumer discretionary - 27.1%
adidas AG	98,969	$15,609,209	1.7%
Amazon.com, Inc. (I)	70,701	53,016,559	5.6%
Charter Communications, Inc.,
Class A (I)	38,887	11,196,345	1.2%
Industria de Diseno Textil SA	605,121	20,614,033	2.2%
Marriott International, Inc.,
Class A	242,955	20,087,519	2.1%
Netflix, Inc. (I)	159,265	19,717,007	2.1%
NIKE, Inc., Class B	173,597	8,823,936	0.9%
O’Reilly Automotive, Inc. (I)	60,892	16,952,942	1.8%
Starbucks Corp.	327,017	18,155,984	1.9%
Tesla Motors, Inc. (I)(L)	41,618	8,893,350	1.0%
The Home Depot, Inc.	76,975	10,320,808	1.1%
The Priceline Group, Inc. (I)	12,220	17,915,253	1.9%
The TJX Companies, Inc.	146,706	11,022,022	1.2%
Time Warner, Inc.	118,031	11,393,532	1.2%
Ulta Salon Cosmetics &
Fragrance, Inc. (I)	26,361	6,720,473	0.7%
OTHER SECURITIES		4,595,543	0.5%
		255,034,515
Consumer staples - 3.5%
Constellation Brands, Inc.,
Class A	47,628	7,301,849	0.8%
Costco Wholesale Corp.	87,003	13,930,050	1.5%
Monster Beverage Corp. (I)	256,433	11,370,239	1.2%
		32,602,138
Energy - 3.4%
Concho Resources, Inc. (I)	95,158	12,617,951	1.3%
Halliburton Company	268,378	14,516,566	1.6%
OTHER SECURITIES		4,487,324	0.5%
		31,621,841
Financials - 4.1%
JPMorgan Chase & Co.	120,665	10,412,183	1.1%
S&P Global, Inc.	84,454	9,082,183	1.0%
The Goldman Sachs Group, Inc.	79,005	18,917,747	2.0%
		38,412,113
Health care - 11.6%
Alexion Pharmaceuticals, Inc. (I)	121,958	14,921,561	1.6%
Allergan PLC (I)	49,546	10,405,155	1.1%

The accompanying notes are an integral part of the financial statements.	60

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Capital Appreciation Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Health care (continued)
Bristol-Myers Squibb Company	298,836	$17,463,976	1.9%
Celgene Corp. (I)	221,063	25,588,042	2.7%
Regeneron Pharmaceuticals,
Inc. (I)	32,215	11,825,804	1.3%
Shire PLC, ADR	96,958	16,519,704	1.7%
OTHER SECURITIES		12,228,058	1.3%
		108,952,300
Industrials - 4.2%
FedEx Corp.	70,700	13,164,340	1.4%
Parker-Hannifin Corp.	65,444	9,162,160	1.0%
The Boeing Company	109,528	17,051,319	1.8%
		39,377,819
Information technology - 44.9%
Adobe Systems, Inc. (I)	191,696	19,735,103	2.1%
Alibaba Group Holding, Ltd.,
ADR (I)	325,553	28,586,809	3.0%
Alphabet, Inc., Class A (I)	33,583	26,612,848	2.8%
Alphabet, Inc., Class C (I)	34,368	26,525,910	2.8%
Apple, Inc.	382,873	44,344,351	4.7%
Facebook, Inc., Class A (I)	316,425	36,404,696	3.9%
FleetCor Technologies, Inc. (I)	83,049	11,753,094	1.3%
Mastercard, Inc., Class A	273,123	28,199,950	3.0%
Microsoft Corp.	518,102	32,194,858	3.4%
NVIDIA Corp.	238,228	25,428,460	2.7%
NXP Semiconductors NV (I)	94,726	9,284,095	1.0%
Palo Alto Networks, Inc. (I)	73,362	9,173,918	1.0%
QUALCOMM, Inc.	281,680	18,365,536	2.0%
Red Hat, Inc. (I)	160,630	11,195,911	1.2%
salesforce.com, Inc. (I)	250,868	17,174,423	1.8%
Splunk, Inc. (I)	155,278	7,942,470	0.9%
Tencent Holdings, Ltd.	1,029,946	24,973,211	2.7%
Visa, Inc., A Shares	390,396	30,458,696	3.2%
Workday, Inc., Class A (I)	133,445	8,819,380	0.9%
OTHER SECURITIES		4,594,604	0.5%
		421,768,323
Materials - 0.6%		6,223,584	0.6%
TOTAL COMMON STOCKS (Cost $742,294,160)		$933,992,633
SECURITIES LENDING COLLATERAL - 0.8%
John Hancock Collateral Trust,
0.7390% (W)(Y)	815,200	8,157,301	0.8%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $8,157,884)		$8,157,301
SHORT-TERM INVESTMENTS - 0.3%
Repurchase agreement - 0.3%		2,632,000	0.3%
TOTAL SHORT-TERM
INVESTMENTS (Cost $2,632,000)		$2,632,000
Total Investments (Capital Appreciation Trust)
(Cost $753,084,044) - 100.5%		$944,781,934	100.5%
Other assets and liabilities, net - (0.5%)		(4,938,153)	(0.5)%
TOTAL NET ASSETS - 100.0%		$939,843,781	100.0%

Capital Appreciation Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 63.6%
Consumer discretionary - 8.0%
Amazon.com, Inc. (I)	8,189	$6,140,677	1.6%

Capital Appreciation Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer discretionary (continued)
Aramark	69,500	$2,482,540	0.6%
AutoZone, Inc. (I)	4,747	3,749,133	1.0%
Lowe’s Companies, Inc.	39,200	2,787,904	0.7%
O’Reilly Automotive, Inc. (I)	20,188	5,620,541	1.5%
The Home Depot, Inc.	15,781	2,115,916	0.6%
Yum! Brands, Inc.	43,366	2,746,369	0.7%
OTHER SECURITIES		4,942,565	1.3%
		30,585,645
Consumer staples - 11.1%
Altria Group, Inc.	110,608	7,479,313	1.9%
Dr. Pepper Snapple Group, Inc.	32,134	2,913,590	0.8%
Mondelez International, Inc.,
Class A	109,082	4,835,605	1.3%
PepsiCo, Inc.	33,175	3,471,100	0.9%
Philip Morris International, Inc.	86,000	7,868,140	2.1%
Reckitt Benckiser Group PLC	36,667	3,105,985	0.8%
The Kraft Heinz Company	39,284	3,430,279	0.9%
Walgreens Boots Alliance, Inc.	70,774	5,857,256	1.5%
OTHER SECURITIES		3,512,988	0.9%
		42,474,256
Energy - 1.4%
Canadian Natural Resources, Ltd.	91,300	2,910,644	0.7%
TOTAL SA	50,532	2,591,893	0.7%
		5,502,537
Financials - 7.7%
Marsh & McLennan
Companies, Inc.	139,400	9,422,046	2.5%
State Street Corp.	26,501	2,059,658	0.5%
The Bank of New York
Mellon Corp.	163,921	7,766,577	2.0%
Wells Fargo & Company	70,400	3,879,744	1.0%
Willis Towers Watson PLC	31,036	3,795,082	1.0%
OTHER SECURITIES		2,584,153	0.7%
		29,507,260
Health care - 15.5%
Abbott Laboratories	206,000	7,912,460	2.1%
Aetna, Inc.	39,713	4,924,809	1.3%
Anthem, Inc.	17,400	2,501,598	0.6%
Becton, Dickinson and Company	34,233	5,667,273	1.5%
Cigna Corp.	33,000	4,401,870	1.1%
Danaher Corp.	87,527	6,813,102	1.8%
PerkinElmer, Inc.	93,509	4,876,494	1.3%
Thermo Fisher Scientific, Inc.	39,652	5,594,897	1.5%
UnitedHealth Group, Inc.	41,900	6,705,676	1.7%
Zoetis, Inc.	103,813	5,557,110	1.4%
OTHER SECURITIES		4,446,528	1.2%
		59,401,817
Industrials - 3.8%
Fortive Corp.	44,587	2,391,201	0.6%
Johnson Controls
International PLC	62,271	2,564,942	0.7%
Pentair PLC	42,370	2,375,686	0.6%
Roper Technologies, Inc.	16,030	2,934,772	0.8%
OTHER SECURITIES		4,138,145	1.1%
		14,404,746
Information technology - 12.0%
Alphabet, Inc., Class C (I)	11,496	8,872,843	2.3%
Apple, Inc.	37,600	4,354,832	1.1%
Fiserv, Inc. (I)	76,528	8,133,396	2.1%
Mastercard, Inc., Class A	26,237	2,708,970	0.7%
Microsoft Corp.	177,800	11,048,492	2.9%

The accompanying notes are an integral part of the financial statements.	61

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information technology (continued)
Visa, Inc., A Shares	74,300	$5,796,886	1.5%
OTHER SECURITIES		5,035,660	1.4%
		45,951,079
Materials - 0.5%		1,680,516	0.5%
Real estate - 0.4%		1,648,608	0.4%
Telecommunication services - 0.5%		1,744,474	0.5%
Utilities - 2.7%
PG&E Corp.	136,338	8,285,260	2.2%
OTHER SECURITIES		1,842,137	0.5%
		10,127,397
TOTAL COMMON STOCKS (Cost $217,374,199)		$243,028,335
PREFERRED SECURITIES - 2.3%
Financials - 0.6%		2,365,550	0.6%
Real estate - 0.5%
American Tower Corp., 5.500%	19,673	2,055,829	0.5%
Utilities - 1.2%		4,389,543	1.2%
TOTAL PREFERRED
SECURITIES (Cost $8,641,547)		$8,810,922
CORPORATE BONDS - 20.7%
Consumer discretionary - 5.8%		22,313,865	5.8%
Consumer staples - 1.0%		3,806,871	1.0%
Energy - 3.2%
MPLX LP 4.500%, 07/15/2023	$2,425,000	2,460,428	0.6%
OTHER SECURITIES		9,740,958	2.6%
		12,201,386
Financials - 1.4%		5,429,385	1.4%
Health care - 3.3%
DaVita, Inc. 5.750%, 08/15/2022	2,375,000	2,481,875	0.7%
OTHER SECURITIES		10,048,552	2.6%
		12,530,427
Industrials - 1.0%		3,631,161	1.0%
Information technology - 1.4%
NXP BV 3.750%, 06/01/2018 (S)	2,425,000	2,461,375	0.6%
OTHER SECURITIES		2,857,504	0.8%
		5,318,879
Materials - 0.6%		2,102,566	0.6%
Real estate - 1.0%		3,991,016	1.0%
Telecommunication services - 1.5%		5,863,034	1.5%
Utilities - 0.5%		2,061,096	0.5%
TOTAL CORPORATE BONDS (Cost $78,855,227)		$79,249,686
TERM LOANS (M) - 2.8%
Consumer discretionary - 0.7%		$2,740,156	0.7%
Consumer staples - 0.4%		1,602,195	0.4%
Financials - 0.4%		1,549,687	0.4%
Health care - 0.3%		1,237,464	0.3%
Industrials - 0.0%		25,217	0.0%
Information technology - 0.1%		106,852	0.1%
Telecommunication services - 0.9%
Intelsat Jackson Holdings SA
3.750%, 06/30/2019	2,420,968	2,337,493	0.6%

Capital Appreciation Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
TERM LOANS (continued)
Telecommunication services (continued)
OTHER SECURITIES		$1,161,500	0.3%
		3,498,993
TOTAL TERM LOANS (Cost $10,784,463)		$10,760,564
ASSET BACKED SECURITIES - 0.3%		888,017	0.3%
TOTAL ASSET BACKED
SECURITIES (Cost $886,688)		$888,017
PURCHASED OPTIONS - 0.0%
Call options - 0.0%		123,310	0.0%
TOTAL PURCHASED OPTIONS (Cost $63,586)		$123,310
SECURITIES LENDING COLLATERAL - 0.3%
John Hancock Collateral Trust,
0.7390% (W)(Y)	115,270	1,153,445	0.3%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $1,153,464)		$1,153,445
SHORT-TERM INVESTMENTS - 8.2%
Money market funds - 7.6%
T. Rowe Price Government
Money Fund, 0.4456% (Y)	29,050,596	29,050,596	7.6%
Repurchase agreement - 0.6%
Repurchase Agreement with State
Street Corp. dated 12/30/2016
at 0.030% to be repurchased at
$2,130,007 on 01/03/2017,
collateralized by $2,080,000
U.S. Treasury Notes, 3.125%
due 05/15/2019 (valued at
$2,175,618, including interest)	$2,130,000	2,130,000	0.6%
TOTAL SHORT-TERM
INVESTMENTS (Cost $31,180,596)		$31,180,596
Total Investments (Capital Appreciation Value
Trust) (Cost $348,939,770) - 98.2%		$375,194,875	98.2%
Other assets and liabilities, net - 1.8%		7,067,706	1.8%
TOTAL NET ASSETS - 100.0%		$382,262,581	100.0%

Core Strategy Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT
COMPANIES (G) - 100.0%
Equity - 71.0%
Strategic Equity Allocation,
Series NAV (JHAM) (A)(1)	152,401,534	$2,569,489,857	71.0%
Fixed income - 29.0%
Bond, Series NAV
(JHAM) (A)(1)	79,011,223	1,051,639,381	29.0%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $3,609,237,326)		$3,621,129,238
COMMON STOCKS - 0.0%
Consumer discretionary - 0.0%
Urbi Desarrollos Urbanos SAB de
CV (I)	6	2	0.0%

The accompanying notes are an integral part of the financial statements.	62

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Core Strategy Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer staples - 0.0%
Chaoda Modern Agriculture
Holdings, Ltd. (I)	28,480	$850	0.0%
Financials - 0.0%
Irish Bank Resolution Corp.,
Ltd. (I)	3,621	0	0.0%
SRH NV (I)	1,920	0	0.0%
Health care - 0.0%
Medcath Corp. (I)	500	250	0.0%
Industrials - 0.0%
Virgin Australia Holdings,
Ltd. (I)	16,061	58	0.0%
Materials - 0.0%
China Metal Recycling Holdings,
Ltd. (I)	7,800	0	0.0%
Timminco, Ltd. (I)	300	0	0.0%
TOTAL COMMON STOCKS (Cost $99,057)		$1,160
Total Investments (Core Strategy Trust)
(Cost $3,609,336,383) - 100.0%		$3,621,130,398	100.0%
Other assets and liabilities, net - 0.0%		104,450	0.0%
TOTAL NET ASSETS - 100.0%		$3,621,234,848	100.0%

Emerging Markets Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 97.0%
Australia - 0.0%		$143,900	0.0%
Brazil - 5.8%
Petroleo Brasileiro SA (I)	739,442	3,832,756	0.6%
Petroleo Brasileiro SA, ADR (I)	728,604	6,419,001	1.1%
Petroleo Brasileiro SA, ADR (I)	495,669	5,011,214	0.8%
Vale SA	612,695	4,808,438	0.8%
OTHER SECURITIES		15,155,694	2.5%
		35,227,103
Chile - 1.4%		8,617,758	1.4%
China - 13.0%
Agricultural Bank of China, Ltd.,
H Shares	7,295,000	2,977,214	0.5%
Bank of China, Ltd., H Shares	15,902,694	7,011,913	1.2%
China Construction Bank Corp.,
H Shares	27,462,000	21,031,234	3.5%
China Petroleum & Chemical
Corp., ADR	69,045	4,903,576	0.8%
CNOOC, Ltd.	3,002,000	3,730,691	0.6%
Industrial & Commercial Bank of
China, Ltd., H Shares	21,508,000	12,823,766	2.1%
OTHER SECURITIES		26,639,702	4.3%
		79,118,096
Colombia - 0.5%		3,262,921	0.5%
Czech Republic - 0.3%		1,982,401	0.3%
Greece - 0.1%		837,313	0.1%
Hong Kong - 2.9%
China Unicom Hong Kong, Ltd.	702,000	812,466	0.2%
China Unicom Hong Kong,
Ltd., ADR	133,772	1,545,067	0.3%
OTHER SECURITIES		15,370,902	2.4%
		17,728,435

Emerging Markets Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Hungary - 0.4%		$2,667,022	0.4%
India - 12.0%
Axis Bank, Ltd.	529,538	3,497,099	0.6%
Bharti Airtel, Ltd.	555,095	2,494,430	0.4%
ICICI Bank, Ltd.	961,517	3,596,479	0.6%
Larsen & Toubro, Ltd.	134,025	2,654,623	0.5%
Mahindra & Mahindra, Ltd.	137,490	2,384,101	0.4%
Reliance Industries, Ltd.,
GDR (S)	278,983	8,806,689	1.5%
Tata Motors, Ltd.	504,555	3,480,921	0.6%
Vedanta, Ltd., ADR	192,068	2,385,485	0.4%
Wipro, Ltd.	330,399	2,313,197	0.4%
OTHER SECURITIES		41,769,748	6.6%
		73,382,772
Indonesia - 3.2%
Bank Mandiri Persero Tbk PT	4,722,320	4,041,758	0.7%
OTHER SECURITIES		15,758,646	2.5%
		19,800,404
Malaysia - 3.4%		20,459,669	3.4%
Mexico - 4.6%
Cemex SAB de CV, ADR (I)	620,036	4,978,889	0.8%
Grupo Financiero Banorte SAB
de CV, Series O	564,336	2,779,531	0.5%
Grupo Mexico SAB de CV,
Series B	1,851,088	5,026,508	0.8%
OTHER SECURITIES		15,011,706	2.5%
		27,796,634
Philippines - 1.5%		8,950,242	1.5%
Poland - 1.4%		8,636,488	1.4%
Russia - 2.4%
Gazprom PJSC, ADR	1,423,694	7,182,752	1.2%
Lukoil PJSC, ADR	116,601	6,531,475	1.0%
OTHER SECURITIES		874,385	0.2%
		14,588,612
South Africa - 8.1%
Barclays Africa Group, Ltd.	231,955	2,847,082	0.5%
MTN Group, Ltd.	864,937	7,921,703	1.3%
Sasol, Ltd.	181,295	5,203,043	0.9%
Sasol, Ltd., ADR	64,848	1,854,004	0.3%
Standard Bank Group, Ltd.	653,277	7,193,348	1.2%
Steinhoff International
Holdings NV	660,819	3,425,249	0.6%
OTHER SECURITIES		21,043,542	3.3%
		49,487,971
South Korea - 15.7%
Hana Financial Group, Inc.	81,586	2,105,740	0.4%
Hyundai Motor Company	68,116	8,217,346	1.4%
KB Financial Group, Inc. (I)	21,108	745,946	0.1%
KB Financial Group, Inc., ADR	119,209	4,206,886	0.7%
Kia Motors Corp. (I)	132,363	4,296,060	0.7%
LG Corp. (I)	57,138	2,836,797	0.5%
LG Display Company, Ltd., ADR	256,338	3,293,943	0.6%
LG Electronics, Inc. (I)(L)	56,809	2,425,313	0.4%
POSCO	14,796	3,141,409	0.5%
POSCO, ADR	41,892	2,201,425	0.4%
Shinhan Financial Group
Company, Ltd., ADR	180,228	6,783,782	1.1%
SK Innovation Company, Ltd. (I)	30,249	3,660,676	0.6%
OTHER SECURITIES		51,640,350	8.3%
		95,555,673

The accompanying notes are an integral part of the financial statements.	63

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Taiwan - 16.1%
Cathay Financial Holding
Company, Ltd.	1,809,000	$2,689,290	0.5%
China Steel Corp.	3,904,180	2,967,754	0.5%
CTBC Financial Holding
Company, Ltd.	6,859,348	3,741,832	0.6%
E.Sun Financial Holding
Company, Ltd.	3,701,148	2,100,577	0.4%
First Financial Holding
Company, Ltd.	4,059,633	2,161,362	0.4%
Fubon Financial Holding
Company, Ltd.	3,505,417	5,525,756	0.9%
Hon Hai Precision Industry
Company, Ltd.	2,477,310	6,443,702	1.1%
Mega Financial Holding
Company, Ltd.	4,507,472	3,205,498	0.5%
United Microelectronics Corp.	7,176,794	2,527,465	0.4%
OTHER SECURITIES		67,134,620	10.8%
		98,497,856
Thailand - 2.9%
PTT PCL	557,300	5,769,783	1.0%
OTHER SECURITIES		11,705,919	1.9%
		17,475,702
Turkey - 1.3%		7,895,840	1.3%
Ukraine - 0.0%		264,676	0.0%
TOTAL COMMON STOCKS (Cost $645,285,537)		$592,377,488
PREFERRED SECURITIES - 2.6%
Brazil - 2.5%
Petroleo Brasileiro SA (I)	1,162,007	5,283,316	0.9%
Vale SA	949,855	6,771,396	1.1%
OTHER SECURITIES		3,127,606	0.5%
		15,182,318
Colombia - 0.1%		699,210	0.1%
Panama - 0.0%		139,931	0.0%
South Korea - 0.0%		14,299	0.0%
TOTAL PREFERRED
SECURITIES (Cost $19,541,713)		$16,035,758
SECURITIES LENDING COLLATERAL - 2.3%
John Hancock Collateral Trust,
0.7390% (W)(Y)	1,367,008	13,678,965	2.3%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $13,679,760)		$13,678,965
SHORT-TERM INVESTMENTS - 0.2%
Money market funds - 0.2%		1,144,130	0.2%
TOTAL SHORT-TERM
INVESTMENTS (Cost $1,144,130)		$1,144,130
Total Investments (Emerging Markets Value Trust)
(Cost $679,651,140) - 102.1%		$623,236,341	102.1%
Other assets and liabilities, net - (2.1%)		(12,641,393)	(2.1)%
TOTAL NET ASSETS - 100.0%		$610,594,948	100.0%

Equity Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 96.6%
Consumer discretionary - 8.6%
Comcast Corp., Class A	311,800	$21,529,790	1.2%
Las Vegas Sands Corp.	317,000	16,930,970	0.9%
Twenty-First Century Fox, Inc.,
Class B	838,400	22,846,400	1.2%
OTHER SECURITIES		94,772,788	5.3%
		156,079,948
Consumer staples - 5.3%
Archer-Daniels-
Midland Company	457,000	20,862,050	1.1%
PepsiCo, Inc.	192,600	20,151,738	1.1%
OTHER SECURITIES		55,531,506	3.1%
		96,545,294
Energy - 11.0%
Apache Corp.	282,283	17,916,502	1.0%
Chevron Corp.	175,900	20,703,430	1.1%
Exxon Mobil Corp.	544,000	49,101,440	2.7%
Hess Corp.	355,100	22,119,179	1.2%
Occidental Petroleum Corp.	238,200	16,966,986	0.9%
Royal Dutch Shell PLC, ADR,
Class A	481,100	26,162,218	1.4%
TOTAL SA	630,325	32,330,694	1.8%
OTHER SECURITIES		15,502,524	0.9%
		200,802,973
Financials - 24.8%
American Express Company	305,100	22,601,808	1.2%
Ameriprise Financial, Inc.	205,300	22,775,982	1.2%
Bank of America Corp.	790,793	17,476,525	1.0%
Citigroup, Inc.	446,400	26,529,552	1.4%
Fifth Third Bancorp	598,700	16,146,939	0.9%
JPMorgan Chase & Co.	733,175	63,265,671	3.5%
Loews Corp.	638,300	29,891,589	1.6%
Marsh & McLennan
Companies, Inc.	316,400	21,385,476	1.2%
MetLife, Inc.	576,800	31,083,752	1.7%
Morgan Stanley	882,000	37,264,500	2.0%
Northern Trust Corp.	255,200	22,725,560	1.2%
State Street Corp.	341,700	26,556,924	1.5%
The PNC Financial Services
Group, Inc.	139,900	16,362,704	0.9%
Wells Fargo & Company	586,200	32,305,482	1.8%
OTHER SECURITIES		64,925,113	3.7%
		451,297,577
Health care - 9.0%
Anthem, Inc.	172,274	24,767,833	1.3%
Johnson & Johnson	268,700	30,956,927	1.7%
Pfizer, Inc.	1,106,135	35,927,265	2.0%
OTHER SECURITIES		71,805,045	4.0%
		163,457,070
Industrials - 11.3%
Emerson Electric Company	321,500	17,923,625	1.0%
General Electric Company	1,087,100	34,352,360	1.9%
Illinois Tool Works, Inc.	149,700	18,332,262	1.0%
Johnson Controls
International PLC	710,532	29,266,813	1.6%
The Boeing Company	230,700	35,915,376	2.0%
United Parcel Service, Inc.,
Class B	144,800	16,599,872	0.9%
OTHER SECURITIES		53,321,628	2.9%
		205,711,936

The accompanying notes are an integral part of the financial statements.	64

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Equity Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information technology - 10.3%
Analog Devices, Inc.	227,500	$16,521,050	0.9%
Applied Materials, Inc.	577,300	18,629,471	1.0%
Cisco Systems, Inc.	730,100	22,063,622	1.2%
Harris Corp.	243,424	24,943,657	1.4%
Microsoft Corp.	624,225	38,789,342	2.1%
QUALCOMM, Inc.	354,800	23,132,960	1.3%
Texas Instruments, Inc.	234,800	17,133,356	0.9%
OTHER SECURITIES		27,128,392	1.5%
		188,341,850
Materials - 4.9%
E.I. du Pont de Nemours
& Company	370,900	27,224,060	1.5%
International Paper Company	389,700	20,677,482	1.1%
OTHER SECURITIES		40,978,707	2.3%
		88,880,249
Real estate - 2.0%		35,630,877	2.0%
Telecommunication services - 2.7%
Verizon Communications, Inc.	577,685	30,836,825	1.7%
OTHER SECURITIES		18,095,906	1.0%
		48,932,731
Utilities - 6.7%
AES Corp.	1,388,100	16,129,722	0.9%
Exelon Corp.	471,500	16,733,535	0.9%
NiSource, Inc.	856,800	18,969,552	1.0%
PG&E Corp.	369,200	22,436,284	1.2%
OTHER SECURITIES		47,120,050	2.7%
		121,389,143
TOTAL COMMON STOCKS (Cost $1,340,054,771)		$1,757,069,648
PREFERRED SECURITIES - 1.1%
Utilities - 1.1%		19,479,566	1.1%
TOTAL PREFERRED
SECURITIES (Cost $19,215,587)		$19,479,566
CORPORATE BONDS - 0.2%
Health care - 0.0%		107,383	0.0%
Information technology - 0.2%		2,956,250	0.2%
TOTAL CORPORATE BONDS (Cost $2,600,402)		$3,063,633
SECURITIES LENDING COLLATERAL - 0.1%
John Hancock Collateral Trust,
0.7390% (W)(Y)	294,711	2,949,025	0.1%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $2,949,134)		$2,949,025
SHORT-TERM INVESTMENTS - 2.0%
Money market funds - 2.0%
T. Rowe Price Government
Money Fund, 0.4456% (Y)	31,612,131	31,612,131	1.7%
OTHER SECURITIES		4,707,716	0.3%
TOTAL SHORT-TERM
INVESTMENTS (Cost $36,319,847)		$36,319,847
Total Investments (Equity Income Trust)
(Cost $1,401,139,741) - 100.0%		$1,818,881,719	100.0%
Other assets and liabilities, net - 0.0%		437,063	0.0%
TOTAL NET ASSETS - 100.0%		$1,819,318,782	100.0%

Financial Industries Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 96.8%
Financials - 93.2%
1st Source Corp.	42,688	$1,906,446	0.9%
Affiliated Managers Group,
Inc. (I)	19,282	2,801,675	1.3%
American Capital, Ltd. (I)	215,883	3,868,623	1.9%
Ameris Bancorp	39,702	1,731,007	0.8%
Aon PLC	29,979	3,343,558	1.6%
Assured Guaranty, Ltd.	145,772	5,505,808	2.6%
Bank of America Corp.	238,427	5,269,237	2.5%
Bank of Ireland (I)	8,461,021	2,072,248	1.0%
Banner Corp.	68,446	3,819,971	1.8%
Berkshire Hathaway, Inc.,
Class B (I)	35,151	5,728,910	2.7%
Capital One Financial Corp.	44,653	3,895,528	1.9%
Chemical Financial Corp.	33,996	1,841,563	0.9%
Chubb, Ltd.	44,284	5,850,802	2.8%
Citigroup, Inc.	54,978	3,267,343	1.6%
Citizens Financial Group, Inc.	167,901	5,982,313	2.9%
CNO Financial Group, Inc.	193,944	3,714,028	1.8%
Comerica, Inc.	82,853	5,643,118	2.7%
Danske Bank A/S	126,447	3,825,495	1.8%
Discover Financial Services	88,581	6,385,804	3.1%
Fifth Street Finance Corp.	286,105	1,536,384	0.7%
First Merchants Corp.	52,581	1,979,675	1.0%
Glacier Bancorp, Inc.	131,342	4,758,521	2.3%
Great Western Bancorp, Inc.	58,244	2,538,856	1.2%
Intermediate Capital Group	168,246	1,448,523	0.7%
Invesco, Ltd.	132,517	4,020,566	1.9%
James River Group
Holdings, Ltd.	44,677	1,856,329	0.9%
JPMorgan Chase & Co.	74,955	6,467,867	3.1%
KeyCorp	269,908	4,931,219	2.4%
Lincoln National Corp.	64,942	4,303,706	2.1%
M&T Bank Corp.	24,676	3,860,067	1.9%
Marsh & McLennan
Companies, Inc.	35,782	2,418,505	1.2%
MB Financial, Inc.	29,444	1,390,640	0.7%
Provident Financial Services, Inc.	49,720	1,407,076	0.7%
Regions Financial Corp.	405,111	5,817,394	2.8%
Sandy Spring Bancorp, Inc.	43,341	1,733,207	0.8%
Schroders PLC	94,236	3,461,092	1.7%
SunTrust Banks, Inc.	100,737	5,525,424	2.7%
SVB Financial Group (I)	38,004	6,523,767	3.1%
The Hartford Financial Services
Group, Inc.	72,234	3,441,950	1.7%
The PNC Financial Services
Group, Inc.	21,145	2,473,119	1.2%
TriCo Bancshares	47,754	1,632,232	0.8%
U.S. Bancorp	121,598	6,246,489	3.0%
Union Bankshares Corp.	78,114	2,791,794	1.3%
Wells Fargo & Company	94,427	5,203,872	2.5%
Zions Bancorporation	138,432	5,958,109	2.9%
OTHER SECURITIES		24,470,551	11.3%
		194,650,411
Real estate - 3.6%
Kennedy-Wilson Holdings, Inc.	84,784	1,738,072	0.8%
Prologis, Inc.	52,796	2,787,101	1.3%
Vornado Realty Trust	16,780	1,751,329	0.9%
OTHER SECURITIES		1,215,663	0.6%
		7,492,165
TOTAL COMMON STOCKS (Cost $169,210,259)		$202,142,576

The accompanying notes are an integral part of the financial statements.	65

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Financial Industries Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets
PREFERRED SECURITIES - 0.4%
Financials - 0.4%		$787,086	0.4%
TOTAL PREFERRED SECURITIES (Cost $620,333)		$787,086
CORPORATE BONDS - 1.1%
Financials - 1.1%		2,395,049	1.1%
TOTAL CORPORATE BONDS (Cost $2,355,501)		$2,395,049
SECURITIES LENDING COLLATERAL - 0.1%		138,500	0.1%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $138,500)		$138,500
SHORT-TERM INVESTMENTS - 2.0%
U.S. Government Agency - 1.2%
Federal Agricultural Mortgage
Corp. Discount Note
0.350%, 01/03/2017*	$2,448,000	2,448,000	1.2%
Repurchase agreement - 0.8%
Repurchase Agreement with State
Street Corp. dated 12/30/2016
at 0.030% to be repurchased at
$1,663,006 on 01/03/2017,
collateralized by $1,625,000
U.S. Treasury Notes, 3.125%
due 05/15/2019 (valued at
$1,699,701, including interest)	1,663,000	1,663,000	0.8%
TOTAL SHORT-TERM
INVESTMENTS (Cost $4,110,952)		$4,111,000
Total Investments (Financial Industries Trust)
(Cost $176,435,545) - 100.4%		$209,574,211	100.4%
Other assets and liabilities, net - (0.4%)		(873,296)	(0.4)%
TOTAL NET ASSETS - 100.0%		$208,700,915	100.0%

Fundamental All Cap Core Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.8%
Consumer discretionary - 27.5%
Amazon.com, Inc. (I)	145,798	$109,329,546	6.8%
CarMax, Inc. (I)	715,285	46,057,201	2.9%
Group 1 Automotive, Inc.	551,924	43,016,957	2.7%
Lennar Corp., Class A	775,491	33,291,829	2.1%
Lowe’s Companies, Inc.	37,821	2,689,830	0.2%
NVR, Inc. (I)	21,568	35,996,992	2.2%
Polaris Industries, Inc.	954,848	78,669,927	4.9%
Tempur Sealy International, Inc. (I)	1,048,618	71,599,637	4.5%
Time Warner, Inc.	196,747	18,991,988	1.2%
		439,643,907
Consumer staples - 6.2%
Anheuser-Busch InBev NV, ADR	143,453	15,125,684	1.0%
Danone SA	482,277	30,517,792	1.9%
Diageo PLC, ADR	98,893	10,278,938	0.6%
The Procter & Gamble Company	508,012	42,713,649	2.7%
		98,636,063
Energy - 5.0%
Kinder Morgan, Inc.	1,640,362	33,971,897	2.1%
Schlumberger, Ltd.	323,036	27,118,872	1.7%
Suncor Energy, Inc.	569,072	18,602,964	1.2%
		79,693,733

Fundamental All Cap Core Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Financials - 26.3%
Affiliated Managers Group,
Inc. (I)	445,578	$64,742,483	4.0%
AllianceBernstein Holding LP	2,430,914	57,004,933	3.6%
American Express Company	215,166	15,939,497	1.0%
American International
Group, Inc.	150,203	9,809,758	0.6%
Bank of America Corp.	3,032,523	67,018,758	4.2%
BlackRock, Inc.	80,259	30,541,760	1.9%
CIT Group, Inc.	347,706	14,840,092	0.9%
Citigroup, Inc.	1,345,667	79,972,990	5.0%
Morgan Stanley	1,167,214	49,314,792	3.1%
The Goldman Sachs Group, Inc.	130,535	31,256,606	2.0%
		420,441,669
Health care - 5.1%
Amgen, Inc.	272,236	39,803,626	2.5%
Novartis AG, ADR	580,160	42,258,854	2.6%
		82,062,480
Industrials - 8.1%
IHS Markit, Ltd. (I)	658,001	23,299,815	1.4%
Manitowoc Foodservice, Inc. (I)	554,059	10,709,960	0.7%
Regal Beloit Corp.	230,473	15,960,255	1.0%
Sensata Technologies Holding
NV (I)	415,150	16,170,093	1.0%
The Manitowoc Company,
Inc. (I)	554,059	3,313,273	0.2%
TransDigm Group, Inc.	124,110	30,898,426	1.9%
United Rentals, Inc. (I)	166,190	17,546,340	1.1%
WESCO International, Inc. (I)	182,066	12,116,492	0.8%
		130,014,654
Information technology - 17.8%
Alphabet, Inc., Class A (I)	78,713	62,376,117	3.9%
Apple, Inc.	858,829	99,469,575	6.2%
Facebook, Inc., Class A (I)	611,287	70,328,569	4.4%
QUALCOMM, Inc.	360,750	23,520,900	1.5%
Workday, Inc., Class A (I)	421,779	27,875,374	1.8%
		283,570,535
Materials - 2.3%
Louisiana-Pacific Corp. (I)	1,959,345	37,090,401	2.3%
Real estate - 1.5%
American Tower Corp.	228,819	24,181,592	1.5%
TOTAL COMMON STOCKS (Cost $1,311,965,955)		$1,595,335,034
SHORT-TERM INVESTMENTS - 0.5%
U.S. Government Agency - 0.3%
Federal Home Loan Bank
Discount Note,
0.300%, 01/03/2017 *	$4,926,000	4,925,918	0.3%
Repurchase agreement - 0.2%
Barclays Tri-Party Repurchase
Agreement dated 12/30/2016 at
0.400% to be repurchased at
$1,236,055 on 01/03/2017,
collateralized by $100 U.S.
Treasury Notes, 1.000% due
12/31/2017 (valued at $101,
including interest) and
$1,231,300 U.S. Treasury
Inflation Indexed Notes,
0.125% due 04/15/2021
(valued at $1,260,691,
including interest)	1,236,000	1,236,000	0.1%

The accompanying notes are an integral part of the financial statements.	66

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Fundamental All Cap Core Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement (continued)
Repurchase Agreement with State
Street Corp. dated 12/30/2016
at 0.030% to be repurchased at
$1,697,006 on 01/03/2017,
collateralized by $1,655,000
U.S. Treasury Notes, 3.125%
due 05/15/2019 (valued at
$1,731,080, including interest)	$1,697,000	$1,697,000	0.1%
		2,933,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $7,858,918)		$7,858,918
Total Investments (Fundamental All Cap Core
Trust) (Cost $1,319,824,873) - 100.3%		$1,603,193,952	100.3%
Other assets and liabilities, net - (0.3%)		(5,165,637)	(0.3)%
TOTAL NET ASSETS - 100.0%		$1,598,028,315	100.0%

Fundamental Large Cap Value Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 100.1%
Consumer discretionary - 11.8%
Group 1 Automotive, Inc.	143,360	$11,173,478	1.4%
Lennar Corp., Class A	334,049	14,340,724	1.7%
Lowe’s Companies, Inc.	46,601	3,314,263	0.4%
McDonald’s Corp.	87,676	10,671,923	1.3%
NVR, Inc. (I)	11,550	19,276,950	2.3%
Ralph Lauren Corp.	67,464	6,093,348	0.7%
Tempur Sealy International,
Inc. (I)	237,657	16,227,220	2.0%
Twenty-First Century Fox, Inc.,
Class A	601,159	16,856,498	2.0%
		97,954,404
Consumer staples - 8.1%
Anheuser-Busch InBev NV, ADR	118,696	12,515,306	1.5%
Danone SA	229,392	14,515,594	1.7%
Diageo PLC, ADR	20,197	2,099,276	0.3%
Heineken Holding NV	188,150	13,084,057	1.6%
Philip Morris International, Inc.	137,370	12,567,981	1.5%
The Procter & Gamble Company	149,729	12,589,214	1.5%
		67,371,428
Energy - 11.4%
Chevron Corp.	161,495	19,007,962	2.3%
Exxon Mobil Corp.	346,872	31,308,667	3.8%
Kinder Morgan, Inc.	603,599	12,500,535	1.5%
Occidental Petroleum Corp.	265,910	18,940,769	2.3%
Suncor Energy, Inc.	393,386	12,859,788	1.5%
		94,617,721
Financials - 36.1%
Affiliated Managers Group,
Inc. (I)	116,253	16,891,561	2.0%
American Express Company	227,095	16,823,198	2.0%
American International
Group, Inc.	453,859	29,641,531	3.6%
Bank of America Corp.	1,857,224	41,044,650	4.9%
CIT Group, Inc.	351,364	14,996,216	1.8%

Fundamental Large Cap Value Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Financials (continued)
Citigroup, Inc.	693,340	$41,205,196	5.0%
Invesco, Ltd.	292,231	8,866,289	1.1%
JPMorgan Chase & Co.	450,766	38,896,598	4.7%
Morgan Stanley	893,552	37,752,572	4.5%
The Goldman Sachs Group, Inc.	168,664	40,386,595	4.9%
Wells Fargo & Company	244,044	13,449,265	1.6%
		299,953,671
Health care - 9.0%
Amgen, Inc.	72,462	10,594,669	1.3%
Danaher Corp.	101,451	7,896,946	0.9%
Gilead Sciences, Inc.	152,213	10,899,973	1.3%
Medtronic PLC	210,554	14,997,761	1.8%
Merck & Company, Inc.	217,849	12,824,771	1.5%
Novartis AG, ADR	245,466	17,879,743	2.2%
		75,093,863
Industrials - 9.0%
FedEx Corp.	11,190	2,083,578	0.2%
General Electric Company	907,607	28,680,381	3.5%
Sensata Technologies Holding
NV (I)	160,174	6,238,778	0.8%
Union Pacific Corp.	167,384	17,354,373	2.1%
United Rentals, Inc. (I)	110,253	11,640,512	1.4%
United Technologies Corp.	75,914	8,321,693	1.0%
		74,319,315
Information technology - 14.7%
Apple, Inc.	269,713	31,238,160	3.8%
Cisco Systems, Inc.	261,887	7,914,225	1.0%
eBay, Inc. (I)	626,776	18,608,979	2.2%
Microsoft Corp.	308,444	19,166,710	2.3%
Oracle Corp.	311,444	11,975,022	1.4%
QUALCOMM, Inc.	319,060	20,802,712	2.5%
Samsung Electronics
Company, Ltd.	8,219	12,232,438	1.5%
		121,938,246
TOTAL COMMON STOCKS (Cost $760,690,251)		$831,248,648
SHORT-TERM INVESTMENTS - 0.9%
U.S. Government Agency - 0.6%
Federal Home Loan Bank
Discount Note
0.300%, 01/03/2017 *	$4,703,000	4,702,922	0.6%
Repurchase agreement - 0.3%		2,802,000	0.3%
TOTAL SHORT-TERM
INVESTMENTS (Cost $7,504,922)		$7,504,922
Total Investments (Fundamental Large Cap Value
Trust) (Cost $768,195,173) - 101.0%		$838,753,570	101.0%
Other assets and liabilities, net - (1.0%)		(8,290,663)	(1.0)%
TOTAL NET ASSETS - 100.0%		$830,462,907	100.0%

The accompanying notes are an integral part of the financial statements.	67

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Global Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 89.9%
Canada - 0.3%		$579,600	0.3%
China - 2.3%
China Life Insurance Company,
Ltd., H Shares	979,710	2,532,500	1.1%
OTHER SECURITIES		2,668,991	1.2%
		5,201,491
France - 6.1%
BNP Paribas SA	50,438	3,209,780	1.4%
Credit Agricole SA	234,998	2,908,975	1.3%
Sanofi	36,154	2,923,610	1.3%
OTHER SECURITIES		4,795,483	2.1%
		13,837,848
Germany - 5.9%
Deutsche Lufthansa AG (L)	279,266	3,599,956	1.6%
Innogy SE (I)(S)	82,020	2,850,039	1.3%
METRO AG	72,120	2,397,070	1.1%
Siemens AG	18,939	2,318,898	1.0%
OTHER SECURITIES		2,154,477	0.9%
		13,320,440
Hong Kong - 1.2%		2,802,794	1.2%
India - 0.7%		1,490,656	0.7%
Ireland - 1.6%
CRH PLC (I)	64,877	2,237,781	1.0%
OTHER SECURITIES		1,303,511	0.6%
		3,541,292
Israel - 2.0%
Teva Pharmaceutical Industries,
Ltd., ADR	127,500	4,621,875	2.0%
Italy - 1.8%
Eni SpA	224,262	3,635,540	1.6%
OTHER SECURITIES		556,722	0.2%
		4,192,262
Japan - 4.7%
Nissan Motor Company, Ltd.	231,950	2,326,724	1.0%
Panasonic Corp.	228,570	2,318,193	1.0%
SoftBank Group Corp.	51,900	3,434,434	1.5%
OTHER SECURITIES		2,666,469	1.2%
		10,745,820
Netherlands - 6.4%
Aegon NV	455,766	2,503,827	1.1%
ING Groep NV (I)	168,766	2,376,023	1.1%
Royal Dutch Shell PLC, B Shares	204,205	5,867,234	2.6%
OTHER SECURITIES		3,664,718	1.6%
		14,411,802
Portugal - 1.0%
Galp Energia SGPS SA	158,856	2,368,271	1.0%
Russia - 1.1%
MMC Norilsk Nickel PJSC, ADR	141,859	2,400,254	1.1%
Singapore - 1.5%		3,339,612	1.5%
South Korea - 5.8%
Hyundai Motor Company	26,980	3,254,801	1.4%
KB Financial Group, Inc., ADR	92,328	3,258,255	1.5%
Samsung Electronics
Company, Ltd.	4,390	6,533,695	2.9%
		13,046,751
Spain - 0.9%		2,089,696	0.9%

Global Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Sweden - 2.2%
Telefonaktiebolaget LM Ericsson,
B Shares	500,467	$2,933,223	1.3%
OTHER SECURITIES		1,948,300	0.9%
		4,881,523
Switzerland - 3.3%
Roche Holding AG	12,842	2,927,367	1.3%
OTHER SECURITIES		4,643,593	2.0%
		7,570,960
Taiwan - 0.2%		542,706	0.2%
Thailand - 0.3%		668,828	0.3%
Turkey - 0.4%		827,414	0.4%
United Kingdom - 8.7%
Barclays PLC	954,470	2,619,413	1.2%
BP PLC	552,738	3,462,056	1.5%
HSBC Holdings PLC	359,799	2,877,042	1.3%
Sky PLC	261,019	3,182,085	1.4%
Standard Chartered PLC (I)	414,528	3,380,463	1.5%
OTHER SECURITIES		4,195,457	1.8%
		19,716,516
United States - 31.5%
Allergan PLC (I)	15,948	3,349,239	1.5%
Alphabet, Inc., Class A (I)	4,040	3,201,498	1.4%
American International
Group, Inc.	54,670	3,570,498	1.6%
Amgen, Inc.	29,210	4,270,794	1.9%
Apache Corp.	34,700	2,202,409	1.0%
Apple, Inc.	28,440	3,293,921	1.4%
Capital One Financial Corp.	31,060	2,709,674	1.2%
Cisco Systems, Inc.	87,860	2,655,129	1.2%
Citigroup, Inc.	91,280	5,424,770	2.4%
Comcast Corp., Class A	49,090	3,389,665	1.5%
Eli Lilly & Company	30,870	2,270,489	1.0%
Gilead Sciences, Inc.	46,960	3,362,806	1.5%
JPMorgan Chase & Co.	47,910	4,134,154	1.8%
Microsoft Corp.	57,220	3,555,651	1.6%
Navistar International Corp. (I)	95,570	2,998,031	1.3%
Oracle Corp.	115,350	4,435,208	1.9%
SunTrust Banks, Inc.	66,940	3,671,659	1.6%
Twenty-First Century Fox, Inc.,
Class A	80,700	2,262,828	1.0%
OTHER SECURITIES		10,715,485	4.7%
		71,473,908
TOTAL COMMON STOCKS (Cost $192,935,456)		$203,672,319
CORPORATE BONDS - 1.0%
United States - 1.0%
Chesapeake Energy Corp.
8.000%, 12/15/2022 (S)	$2,191,000	2,367,376	1.0%
TOTAL CORPORATE BONDS (Cost $2,105,615)		$2,367,376
SECURITIES LENDING COLLATERAL - 2.3%
John Hancock Collateral Trust,
0.7390% (W)(Y)	510,427	5,107,584	2.3%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $5,107,703)		$5,107,584

The accompanying notes are an integral part of the financial statements.	68

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Global Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS - 9.2%
U.S. Government Agency - 9.2%
Federal Farm Credit Bank
Discount Note
0.350%, 01/03/2017 *	$13,900,000	$13,900,000	6.1%
Federal Home Loan Mortgage
Corp. Discount Note
0.450%, 01/03/2017 *	7,000,000	7,000,000	3.1%
		20,900,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $20,899,555)		$20,900,000
Total Investments (Global Trust)
(Cost $221,048,329) - 102.4%		$232,047,279	102.4%
Other assets and liabilities, net - (2.4%)		(5,394,297)	(2.4)%
TOTAL NET ASSETS - 100.0%		$226,652,982	100.0%

Health Sciences Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.2%
Consumer discretionary - 0.1%		$147,629	0.1%
Consumer staples - 2.1%
Walgreens Boots Alliance, Inc.	61,421	5,083,202	2.0%
OTHER SECURITIES		361,960	0.1%
		5,445,162
Health care - 95.8%
AbbVie, Inc.	45,716	2,862,736	1.1%
Acadia Healthcare Company,
Inc. (I)	43,300	1,433,230	0.5%
Aetna, Inc.	60,281	7,475,447	2.9%
Agilent Technologies, Inc.	112,200	5,111,832	2.0%
Alexion Pharmaceuticals, Inc. (I)	60,754	7,433,252	2.8%
Alkermes PLC (I)	48,091	2,672,898	1.0%
Allergan PLC (I)	39,940	8,387,799	3.2%
Amgen, Inc.	17,100	2,500,191	1.0%
Anthem, Inc.	34,500	4,960,065	1.9%
AstraZeneca PLC, ADR	97,900	2,674,628	1.0%
Becton, Dickinson and Company	59,922	9,920,087	3.8%
Biogen, Inc. (I)	20,855	5,914,061	2.3%
Bluebird Bio, Inc. (I)	27,444	1,693,295	0.6%
Bristol-Myers Squibb Company	80,044	4,677,771	1.8%
Celgene Corp. (I)	35,732	4,135,979	1.6%
Centene Corp. (I)	72,908	4,120,031	1.6%
Cigna Corp.	57,500	7,669,925	2.9%
Danaher Corp.	20,200	1,572,368	0.6%
DaVita, Inc. (I)	46,900	3,010,980	1.2%
Eli Lilly & Company	37,989	2,794,091	1.1%
Envision Healthcare Corp. (I)	22,477	1,422,569	0.5%
Gilead Sciences, Inc.	67,000	4,797,870	1.8%
HCA Holdings, Inc. (I)	55,407	4,101,226	1.6%
Henry Schein, Inc. (I)	9,660	1,465,519	0.6%
Hologic, Inc. (I)	68,500	2,748,220	1.1%
Humana, Inc.	35,831	7,310,599	2.8%
Incyte Corp. (I)	51,000	5,113,770	2.0%
Intuitive Surgical, Inc. (I)	10,900	6,912,453	2.6%
Ironwood Pharmaceuticals,
Inc. (I)	123,887	1,894,232	0.7%
Mallinckrodt PLC (I)	62,296	3,103,587	1.2%
McKesson Corp.	20,694	2,906,472	1.1%

Health Sciences Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Health care (continued)
Medtronic PLC	34,993	$2,492,551	1.0%
Merck & Company, Inc.	74,700	4,397,589	1.7%
Neurocrine Biosciences, Inc. (I)	53,600	2,074,320	0.8%
Prothena Corp. PLC (I)	42,148	2,073,260	0.8%
Regeneron Pharmaceuticals,
Inc. (I)	15,600	5,726,604	2.2%
Shire PLC, ADR	24,680	4,204,978	1.6%
Spark Therapeutics, Inc. (I)	30,783	1,536,072	0.6%
Stryker Corp.	41,600	4,984,096	1.9%
TESARO, Inc. (I)	57,308	7,706,780	3.0%
Teva Pharmaceutical Industries,
Ltd., ADR	79,100	2,867,375	1.1%
The Cooper Companies, Inc.	11,835	2,070,297	0.8%
Thermo Fisher Scientific, Inc.	47,900	6,758,690	2.6%
UnitedHealth Group, Inc.	85,600	13,699,424	5.2%
Universal Health Services, Inc.,
Class B	18,753	1,994,944	0.8%
Vertex Pharmaceuticals, Inc. (I)	66,808	4,921,745	1.9%
West Pharmaceutical
Services, Inc.	24,900	2,112,267	0.8%
Wright Medical Group NV (I)	79,962	1,837,527	0.7%
OTHER SECURITIES		45,653,889	17.4%
		249,909,591
Industrials - 0.2%		746,296	0.2%
TOTAL COMMON STOCKS (Cost $234,277,952)		$256,248,678
PREFERRED SECURITIES - 0.6%
Consumer discretionary - 0.1%		329,656	0.1%
Health care - 0.4%
Allergan PLC, 5.500%	1,111	847,093	0.4%
OTHER SECURITIES		100,089	0.0%
		947,182
Information technology - 0.1%		165,926	0.1%
TOTAL PREFERRED
SECURITIES (Cost $1,596,651)		$1,442,764
CONVERTIBLE BONDS - 0.2%
Health care - 0.2%
Ironwood Pharmaceuticals, Inc.
2.250%, 06/15/2022	$376,000	430,285	0.2%
TOTAL CONVERTIBLE BONDS (Cost $376,000)		$430,285
RIGHTS - 0.0%
Wright Medical Group NV
(Expiration Date:
01/02/2024) (I)(N)	3,500	4,620	0.0%
TOTAL RIGHTS (Cost $8,750)		$4,620
SHORT-TERM INVESTMENTS - 1.4%
Money market funds - 1.4%
T. Rowe Price Government
Money Fund, 0.4456% (Y)	2,966,016	2,966,016	1.1%
OTHER SECURITIES		683,256	0.3%
		3,649,272
TOTAL SHORT-TERM
INVESTMENTS (Cost $3,649,272)		$3,649,272
Total Investments (Health Sciences Trust)
(Cost $239,908,625) - 100.4%		$261,775,619	100.4%
Other assets and liabilities, net - (0.4%)		(923,375)	(0.4)%
TOTAL NET ASSETS - 100.0%		$260,852,244	100.0%

The accompanying notes are an integral part of the financial statements.	69

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

International Equity Index Trust B

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.8%
Australia - 5.3%
Australia & New Zealand
Banking Group, Ltd.	98,905	$2,165,151	0.4%
BHP Billiton, Ltd.	109,737	1,965,924	0.3%
Commonwealth Bank of Australia	57,910	3,435,466	0.6%
National Australia Bank, Ltd.	89,595	1,979,023	0.3%
Westpac Banking Corp.	112,787	2,647,557	0.5%
OTHER SECURITIES		18,737,739	3.2%
		30,930,860
Austria - 0.1%		796,079	0.1%
Belgium - 0.8%
Anheuser-Busch InBev SA	25,516	2,700,724	0.5%
OTHER SECURITIES		2,282,623	0.3%
		4,983,347
Brazil - 1.0%		5,792,159	1.0%
Canada - 6.9%
Manulife Financial Corp. (O)	65,100	1,159,305	0.2%
Royal Bank of Canada	50,000	3,383,979	0.6%
Suncor Energy, Inc.	55,535	1,815,802	0.3%
The Bank of Nova Scotia	40,000	2,227,237	0.4%
The Toronto-Dominion Bank	62,200	3,067,727	0.5%
OTHER SECURITIES		28,811,294	4.9%
		40,465,344
Chile - 0.3%		1,531,707	0.3%
China - 4.9%
Alibaba Group Holding, Ltd.,
ADR (I)	37,400	3,284,094	0.6%
China Construction Bank Corp.,
H Shares	2,823,914	2,162,639	0.4%
Tencent Holdings, Ltd.	189,300	4,589,979	0.8%
OTHER SECURITIES		18,777,954	3.1%
		28,814,666
Colombia - 0.1%		639,046	0.1%
Czech Republic - 0.0%		232,644	0.0%
Denmark - 1.1%
Novo Nordisk A/S, B Shares	62,291	2,234,515	0.4%
OTHER SECURITIES		4,476,981	0.7%
		6,711,496
Egypt - 0.0%		201,413	0.0%
Finland - 0.7%		4,071,154	0.7%
France - 6.8%
BNP Paribas SA	35,420	2,254,062	0.4%
Sanofi	38,972	3,151,488	0.5%
TOTAL SA	75,314	3,863,026	0.7%
OTHER SECURITIES		31,048,991	5.2%
		40,317,567
Germany - 6.1%
Allianz SE	15,278	2,521,457	0.4%
BASF SE	30,706	2,845,732	0.5%
Bayer AG	27,646	2,880,266	0.5%
Daimler AG	32,189	2,388,934	0.4%
Deutsche Telekom AG	108,863	1,867,791	0.3%
SAP SE	32,856	2,842,219	0.5%
Siemens AG	25,671	3,143,167	0.5%
OTHER SECURITIES		17,254,345	3.0%
		35,743,911
Greece - 0.1%		581,997	0.1%

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Hong Kong - 3.1%
AIA Group, Ltd.	404,200	$2,264,264	0.4%
China Mobile, Ltd.	206,030	2,172,211	0.4%
OTHER SECURITIES		13,971,564	2.3%
		18,408,039
Hungary - 0.1%		467,838	0.1%
India - 1.8%		10,402,527	1.8%
Indonesia - 0.6%		3,472,305	0.6%
Ireland - 0.6%		3,352,755	0.6%
Israel - 0.5%		2,745,976	0.5%
Italy - 1.2%		7,202,817	1.2%
Japan - 16.8%
Mitsubishi UFJ Financial
Group, Inc.	434,700	2,680,936	0.5%
SoftBank Group Corp.	32,800	2,170,509	0.4%
Toyota Motor Corp.	89,680	5,257,796	0.9%
OTHER SECURITIES		88,996,964	15.0%
		99,106,205
Jersey, Channel Islands - 0.0%		242,469	0.0%
Jordan - 0.0%		112,344	0.0%
Luxembourg - 0.2%		1,341,979	0.2%
Macau - 0.1%		554,366	0.1%
Malaysia - 0.6%		3,453,201	0.6%
Malta - 0.0%		104,438	0.0%
Mexico - 0.8%		4,603,736	0.8%
Netherlands - 3.2%
ING Groep NV (I)	132,152	1,860,542	0.3%
Royal Dutch Shell PLC, A Shares	152,389	4,206,501	0.7%
Royal Dutch Shell PLC, B Shares	125,685	3,611,191	0.6%
OTHER SECURITIES		8,984,392	1.6%
		18,662,626
New Zealand - 0.1%		696,683	0.1%
Norway - 0.5%		2,842,697	0.5%
Peru - 0.1%		455,335	0.1%
Philippines - 0.3%		1,586,272	0.3%
Poland - 0.3%		1,542,371	0.3%
Portugal - 0.1%		597,419	0.1%
Romania - 0.0%		88,924	0.0%
Russia - 1.0%		5,772,873	1.0%
Singapore - 0.9%		5,364,804	0.9%
South Africa - 1.6%
Naspers, Ltd., N Shares	14,694	2,145,202	0.4%
OTHER SECURITIES		7,373,704	1.2%
		9,518,906
South Korea - 3.1%
Samsung Electronics
Company, Ltd.	3,321	4,942,688	0.9%
OTHER SECURITIES		13,115,983	2.2%
		18,058,671
Spain - 2.2%
Banco Santander SA	21,368	98,479	0.0%
Banco Santander SA	495,904	2,579,836	0.4%
OTHER SECURITIES		10,016,103	1.8%
		12,694,418

The accompanying notes are an integral part of the financial statements.	70

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Sweden - 2.0%		$11,475,860	2.0%
Switzerland - 6.4%
Nestle SA	104,220	7,466,069	1.3%
Novartis AG	75,142	5,464,589	0.9%
Roche Holding AG	23,739	5,411,366	0.9%
UBS Group AG (I)	121,224	1,895,393	0.3%
OTHER SECURITIES		17,625,496	3.0%
		37,862,913
Taiwan - 2.4%
Taiwan Semiconductor
Manufacturing Company, Ltd.	818,227	4,583,099	0.8%
OTHER SECURITIES		9,457,949	1.6%
		14,041,048
Thailand - 0.4%		2,575,732	0.4%
Turkey - 0.2%		1,367,122	0.2%
United Kingdom - 10.9%
AstraZeneca PLC	42,494	2,320,516	0.4%
BP PLC	627,963	3,933,225	0.7%
British American Tobacco PLC	62,326	3,532,374	0.6%
Diageo PLC	84,643	2,196,487	0.4%
GlaxoSmithKline PLC	162,969	3,130,410	0.5%
HSBC Holdings PLC	682,858	5,509,751	0.9%
Reckitt Benckiser Group PLC	21,139	1,790,653	0.3%
Unilever NV	55,434	2,277,172	0.4%
Vodafone Group PLC	892,134	2,195,447	0.4%
OTHER SECURITIES		37,493,655	6.3%
		64,379,690
United States - 0.5%		3,063,794	0.5%
TOTAL COMMON STOCKS (Cost $494,427,185)		$570,032,543
PREFERRED SECURITIES - 1.2%
Brazil - 0.6%		3,780,552	0.6%
Germany - 0.4%		2,203,980	0.4%
Italy - 0.0%		269,993	0.0%
South Korea - 0.2%
Samsung Electronics
Company, Ltd.	616	729,366	0.1%
OTHER SECURITIES		229,106	0.1%
		958,472
Spain - 0.0%		13,708	0.0%
TOTAL PREFERRED
SECURITIES (Cost $7,702,531)		$7,226,705
RIGHTS - 0.0%
TOTAL RIGHTS (Cost $17,456)		$18,359
SECURITIES LENDING COLLATERAL - 1.0%
John Hancock Collateral Trust,
0.7390% (W)(Y)	561,049	5,614,139	1.0%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $5,614,434)		$5,614,139
SHORT-TERM INVESTMENTS - 0.9%
Money market funds - 0.9%
Fidelity Institutional Money
Market Government Portfolio,
Institutional Class,
0.3829% (Y)	5,216,626	5,216,626	0.9%
TOTAL SHORT-TERM
INVESTMENTS (Cost $5,216,626)		$5,216,626

International Equity Index Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
Total Investments (International Equity Index
Trust B) (Cost $512,978,232) - 99.9%		$588,108,372	99.9%
Other assets and liabilities, net - 0.1%		652,517	0.1%
TOTAL NET ASSETS - 100.0%		$588,760,889	100.0%

International Growth Stock Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 94.3%
Australia - 4.1%
Amcor, Ltd.	760,331	$8,183,325	2.2%
CSL, Ltd.	52,647	3,807,430	1.0%
OTHER SECURITIES		3,088,025	0.9%
		15,078,780
Brazil - 1.6%
BM&F Bovespa SA	1,208,834	6,116,030	1.6%
Canada - 9.9%
Canadian National
Railway Company	54,840	3,690,718	1.0%
Cenovus Energy, Inc.	236,964	3,582,742	1.0%
CGI Group, Inc., Class A (I)	215,593	10,347,308	2.8%
Fairfax Financial Holdings, Ltd.	9,586	4,630,038	1.2%
Suncor Energy, Inc.	252,061	8,241,521	2.2%
OTHER SECURITIES		6,306,472	1.7%
		36,798,799
China - 0.9%		3,207,146	0.9%
Denmark - 2.3%
Carlsberg A/S, B Shares	81,145	6,988,952	1.9%
OTHER SECURITIES		1,624,974	0.4%
		8,613,926
France - 4.6%
Publicis Groupe SA	132,348	9,119,414	2.5%
Schneider Electric SE	74,308	5,162,081	1.4%
OTHER SECURITIES		2,727,087	0.7%
		17,008,582
Germany - 9.9%
Allianz SE	48,303	7,971,852	2.1%
Deutsche Boerse AG	105,967	8,502,243	2.3%
Deutsche Post AG	138,855	4,553,770	1.2%
ProSiebenSat.1 Media SE	155,053	5,968,316	1.6%
SAP SE	114,199	9,878,822	2.7%
		36,875,003
Hong Kong - 4.0%
CK Hutchison Holdings, Ltd.	783,968	8,849,791	2.4%
Galaxy Entertainment Group, Ltd.	1,420,000	6,150,193	1.6%
		14,999,984
Israel - 2.1%
Teva Pharmaceutical Industries,
Ltd., ADR	215,930	7,827,463	2.1%
Japan - 7.8%
FANUC Corp.	20,500	3,429,537	0.9%
Japan Tobacco, Inc.	207,700	6,817,470	1.8%
Komatsu, Ltd.	165,200	3,741,805	1.0%
Yahoo Japan Corp.	1,557,900	5,966,699	1.6%
OTHER SECURITIES		9,030,380	2.5%
		28,985,891

The accompanying notes are an integral part of the financial statements.	71

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

International Growth Stock Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Mexico - 2.8%
Fomento Economico Mexicano
SAB de CV, ADR	85,185	$6,491,949	1.7%
Grupo Televisa SAB, ADR	192,315	4,017,460	1.1%
		10,509,409
Netherlands - 2.3%
Royal Dutch Shell PLC, B Shares	164,407	4,723,755	1.3%
Wolters Kluwer NV	103,921	3,758,748	1.0%
		8,482,503
Singapore - 3.4%
Broadcom, Ltd.	52,117	9,212,722	2.5%
United Overseas Bank, Ltd.	240,700	3,381,570	0.9%
		12,594,292
South Korea - 0.9%
Samsung Electronics
Company, Ltd.	2,308	3,435,027	0.9%
Spain - 1.4%
Amadeus IT Group SA	117,625	5,334,799	1.4%
Sweden - 3.9%
Getinge AB, B Shares	216,660	3,471,542	0.9%
Investor AB, B Shares	203,090	7,567,162	2.0%
OTHER SECURITIES		3,582,674	1.0%
		14,621,378
Switzerland - 7.4%
Cie Financiere Richemont SA	57,872	3,824,793	1.0%
Julius Baer Group, Ltd. (I)	124,966	5,536,209	1.5%
Roche Holding AG	34,148	7,784,124	2.1%
UBS Group AG	399,355	6,244,099	1.7%
OTHER SECURITIES		4,109,534	1.1%
		27,498,759
Taiwan - 2.5%
Taiwan Semiconductor
Manufacturing Company, Ltd.	1,647,000	9,225,268	2.5%
Thailand - 1.5%
Kasikornbank PCL, NVDR	1,154,000	5,699,497	1.5%
Turkey - 0.9%		3,328,713	0.9%
United Kingdom - 20.1%
British American Tobacco PLC	129,294	7,327,836	2.0%
Compass Group PLC	368,302	6,806,836	1.8%
Informa PLC	557,060	4,666,061	1.2%
Lloyds Banking Group PLC	5,409,681	4,153,997	1.1%
Next PLC	71,189	4,367,163	1.2%
RELX PLC	642,396	11,447,889	3.1%
Sky PLC	1,031,186	12,571,196	3.4%
Smith & Nephew PLC	244,797	3,674,234	1.0%
Unilever NV	120,603	4,954,248	1.3%
WPP PLC	414,780	9,230,331	2.5%
OTHER SECURITIES		5,741,708	1.5%
		74,941,499
TOTAL COMMON STOCKS (Cost $325,867,319)		$351,182,748

International Growth Stock Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 5.1%
Money market funds - 5.1%
Fidelity Institutional Money
Market Government Portfolio,
Institutional Class,
0.3829% (Y)	18,762,382	$18,762,382	5.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $18,762,382)		$18,762,382
Total Investments (International Growth Stock
Trust) (Cost $344,629,701) - 99.4%		$369,945,130	99.4%
Other assets and liabilities, net - 0.6%		2,319,687	0.6%
TOTAL NET ASSETS - 100.0%		$372,264,817	100.0%

International Small Company Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.7%
Australia - 6.5%		$7,022,290	6.5%
Austria - 1.3%		1,397,080	1.3%
Belgium - 1.8%
Ackermans & van Haaren NV	1,670	231,976	0.2%
Umicore SA	4,011	228,192	0.2%
OTHER SECURITIES		1,490,185	1.4%
		1,950,353
Bermuda - 0.2%
Hiscox, Ltd.	16,221	203,261	0.2%
Cambodia - 0.1%		59,943	0.1%
Canada - 8.9%		9,558,451	8.9%
China - 0.1%		50,391	0.1%
Denmark - 2.0%		2,157,050	2.0%
Faroe Islands - 0.1%		86,471	0.1%
Finland - 2.9%
Amer Sports OYJ	8,604	228,320	0.2%
Elisa OYJ	6,236	202,430	0.2%
Huhtamaki OYJ	6,248	231,556	0.2%
Kesko OYJ, A Shares	540	24,961	0.0%
Kesko OYJ, B Shares	3,706	184,951	0.2%
Nokian Renkaat OYJ	5,661	210,465	0.2%
Orion OYJ, Class A	1,226	54,575	0.1%
Orion OYJ, Class B	3,084	137,028	0.1%
OTHER SECURITIES		1,892,577	1.7%
		3,166,863
France - 4.8%
Lagardere SCA	7,152	198,508	0.2%
Orpea (L)	2,429	196,105	0.2%
Rexel SA	12,550	206,196	0.2%
Rubis SCA	2,775	228,554	0.2%
Teleperformance	3,400	340,871	0.3%
UBISOFT Entertainment (I)	7,613	270,534	0.3%
OTHER SECURITIES		3,720,415	3.4%
		5,161,183
Gabon - 0.0%		3,283	0.0%
Georgia - 0.0%		29,382	0.0%
Germany - 6.2%
Freenet AG	8,192	230,234	0.2%
KUKA AG (I)	1,891	228,576	0.2%

The accompanying notes are an integral part of the financial statements.	72

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Germany (continued)
LANXESS AG	3,724	$243,860	0.2%
LEG Immobilien AG (I)	2,491	193,201	0.2%
MTU Aero Engines AG (L)	2,479	285,953	0.3%
Rheinmetall AG	2,794	187,508	0.2%
STADA Arzneimittel AG	4,642	239,815	0.2%
OTHER SECURITIES		5,038,925	4.7%
		6,648,072
Gibraltar - 0.0%		32,734	0.0%
Greece - 0.0%		143	0.0%
Guernsey, Channel Islands - 0.0%		3,564	0.0%
Hong Kong - 3.2%		3,472,826	3.2%
India - 0.0%		28,663	0.0%
Ireland - 0.8%
Kingspan Group PLC	7,594	205,285	0.2%
OTHER SECURITIES		649,128	0.6%
		854,413
Isle of Man - 0.2%		261,521	0.2%
Israel - 0.6%		668,814	0.6%
Italy - 3.8%
Prysmian SpA	8,789	225,266	0.2%
Recordati SpA	6,917	195,980	0.2%
OTHER SECURITIES		3,632,194	3.4%
		4,053,440
Japan - 22.8%		24,528,676	22.8%
Jersey, Channel Islands - 0.2%		200,867	0.2%
Liechtenstein - 0.0%		41,838	0.0%
Luxembourg - 0.2%		229,280	0.2%
Macau - 0.0%		12,290	0.0%
Malta - 0.1%		102,063	0.1%
Monaco - 0.1%		47,556	0.1%
Mongolia - 0.0%		16,046	0.0%
Netherlands - 2.0%		2,158,393	2.0%
New Zealand - 1.1%		1,159,547	1.1%
Norway - 1.0%		1,033,392	1.0%
Peru - 0.0%		42,599	0.0%
Portugal - 0.3%		334,214	0.3%
Russia - 0.0%		35,752	0.0%
Singapore - 1.1%		1,169,967	1.1%
South Africa - 0.1%		86,017	0.1%
Spain - 2.3%
Gamesa Corporacion
Tecnologica SA	12,762	258,019	0.2%
OTHER SECURITIES		2,254,402	2.1%
		2,512,421
Sweden - 3.3%		3,530,991	3.3%
Switzerland - 5.2%
Flughafen Zuerich AG	1,355	251,091	0.2%
Georg Fischer AG	265	216,724	0.2%
Helvetia Holding AG	463	249,118	0.2%
Temenos Group AG (I)	3,524	244,956	0.2%
OTHER SECURITIES		4,669,493	4.4%
		5,631,382

International Small Company Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Taiwan - 0.0%		$0	0.0%
United Arab Emirates - 0.0%		37,556	0.0%
United Kingdom - 15.2%
BBA Aviation PLC	65,305	227,684	0.2%
Bellway PLC	8,717	265,719	0.3%
Close Brothers Group PLC	10,738	190,715	0.2%
Dialog Semiconductor PLC (I)	5,144	216,125	0.2%
DS Smith PLC	64,440	323,593	0.3%
Electrocomponents PLC	31,661	185,814	0.2%
Halma PLC	21,707	240,156	0.2%
Henderson Group PLC	64,172	185,214	0.2%
Inchcape PLC	26,025	224,908	0.2%
Pennon Group PLC	22,238	226,333	0.2%
Rentokil Initial PLC	92,797	253,874	0.2%
Rightmove PLC	5,015	240,904	0.2%
RPC Group PLC	20,011	262,308	0.2%
Spectris PLC	7,772	221,463	0.2%
Spirax-Sarco Engineering PLC	4,229	217,644	0.2%
The Weir Group PLC	8,234	191,353	0.2%
Tullow Oil PLC (I)(L)	50,002	192,736	0.2%
UBM PLC	22,464	202,206	0.2%
OTHER SECURITIES		12,290,316	11.4%
		16,359,065
United States - 0.2%		202,691	0.2%
TOTAL COMMON STOCKS (Cost $105,425,700)		$106,342,794
PREFERRED SECURITIES - 0.3%
Germany - 0.3%		346,675	0.3%
TOTAL PREFERRED SECURITIES (Cost $323,146)		$346,675
RIGHTS - 0.0%
TOTAL RIGHTS (Cost $1,852)		$3,721
SECURITIES LENDING COLLATERAL - 3.7%
John Hancock Collateral Trust,
0.7390% (W)(Y)	399,645	3,999,047	3.7%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,999,264)		$3,999,047
SHORT-TERM INVESTMENTS - 0.8%
Money market funds - 0.8%
Western Asset Institutional
Government Reserves Fund,
Institutional Class,
0.3100% (Y)	845,632	845,632	0.8%
TOTAL SHORT-TERM
INVESTMENTS (Cost $845,632)		$845,632
Total Investments (International Small Company
Trust) (Cost $110,595,594) - 103.5%		$111,537,869	103.5%
Other assets and liabilities, net - (3.5%)		(3,749,694)	(3.5)%
TOTAL NET ASSETS - 100.0%		$107,788,175	100.0%

International Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.4%
Australia - 1.7%
Origin Energy, Ltd.	1,780,686	$8,424,895	1.0%
OTHER SECURITIES		5,872,802	0.7%
		14,297,697

The accompanying notes are an integral part of the financial statements.	73

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

International Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Belgium - 0.7%		$6,034,638	0.7%
Canada - 7.9%
Barrick Gold Corp.	613,090	9,797,178	1.1%
Precision Drilling Corp. (I)	1,546,100	8,429,190	1.0%
Silver Wheaton Corp.	910,400	17,588,929	2.1%
Suncor Energy, Inc.	325,500	10,642,721	1.2%
OTHER SECURITIES		21,646,049	2.5%
		68,104,067
China - 7.5%
Baidu, Inc., ADR (I)	100,360	16,500,188	1.9%
China Telecom Corp., Ltd.,
H Shares	23,712,427	10,877,108	1.3%
Sinopec Engineering Group
Company, Ltd., H Shares	8,961,000	7,462,821	0.9%
Trina Solar, Ltd., ADR (I)(L)	1,186,601	11,035,389	1.3%
OTHER SECURITIES		18,636,659	2.1%
		64,512,165
France - 8.3%
AXA SA	474,801	11,969,205	1.4%
BNP Paribas SA	373,574	23,773,548	2.8%
Cie Generale des
Etablissements Michelin	87,799	9,759,665	1.1%
Sanofi	183,389	14,829,834	1.7%
TOTAL SA	215,938	11,075,950	1.3%
		71,408,202
Germany - 7.4%
Bayer AG	108,063	11,258,416	1.3%
Gerresheimer AG	102,650	7,613,195	0.9%
Innogy SE (I)(S)	235,963	8,199,266	1.0%
Siemens AG	107,460	13,157,442	1.5%
OTHER SECURITIES		23,061,537	2.7%
		63,289,856
Hong Kong - 3.9%
GCL-Poly Energy Holdings,
Ltd. (I)(L)	110,775,000	13,232,562	1.6%
OTHER SECURITIES		19,980,854	2.3%
		33,213,416
India - 0.7%		6,163,818	0.7%
Israel - 2.1%
Teva Pharmaceutical Industries,
Ltd., ADR	493,644	17,894,595	2.1%
Italy - 1.4%
Eni SpA	764,857	12,399,195	1.4%
Japan - 6.4%
Nissan Motor Company, Ltd.	1,698,500	17,037,897	2.0%
SoftBank Group Corp.	312,900	20,705,863	2.4%
OTHER SECURITIES		17,350,226	2.0%
		55,093,986
Luxembourg - 0.9%
Tenaris SA	412,768	7,368,152	0.9%
Malta - 0.0%		116,396	0.0%
Mexico - 0.3%		2,409,852	0.3%
Netherlands - 9.6%
Aegon NV	3,052,386	16,768,798	2.0%
ING Groep NV (I)	721,316	10,155,266	1.2%
QIAGEN NV (I)	475,667	13,329,827	1.5%
Royal Dutch Shell PLC, B Shares	723,145	20,777,457	2.4%
SBM Offshore NV	1,129,725	17,687,408	2.1%
OTHER SECURITIES		3,551,641	0.4%
		82,270,397

International Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Norway - 1.5%
Telenor ASA	480,939	$7,178,840	0.9%
OTHER SECURITIES		5,434,298	0.6%
		12,613,138
Singapore - 1.2%
United Overseas Bank, Ltd.	744,800	10,463,620	1.2%
South Africa - 0.5%		4,008,439	0.5%
South Korea - 11.4%
Hana Financial Group, Inc.	756,225	19,518,215	2.3%
Hyundai Mobis Company,
Ltd. (I)	49,336	10,771,193	1.2%
KB Financial Group, Inc.,
ADR (L)	526,921	18,595,042	2.2%
Posco Daewoo Corp. (I)	330,464	7,376,749	0.9%
Samsung Electronics
Company, Ltd.	21,316	31,724,882	3.7%
OTHER SECURITIES		9,855,971	1.1%
		97,842,052
Sweden - 0.5%		4,198,056	0.5%
Switzerland - 6.1%
ABB, Ltd. (I)	512,958	10,793,521	1.3%
Credit Suisse Group AG (I)	625,849	8,944,029	1.0%
Roche Holding AG	78,364	17,863,275	2.1%
UBS Group AG	563,206	8,805,985	1.0%
OTHER SECURITIES		6,323,245	0.7%
		52,730,055
Taiwan - 1.0%		8,910,693	1.0%
Thailand - 1.2%		10,403,578	1.2%
United Kingdom - 14.7%
Aviva PLC	1,489,826	8,874,396	1.0%
BAE Systems PLC	1,739,694	12,653,825	1.5%
Barclays PLC	4,644,638	12,746,579	1.5%
BP PLC	3,669,004	22,980,683	2.7%
HSBC Holdings PLC	1,879,932	15,168,538	1.8%
Petrofac, Ltd.	939,713	10,056,498	1.2%
Standard Chartered PLC (I)	1,727,281	14,085,924	1.6%
OTHER SECURITIES		29,594,925	3.4%
		126,161,368
United States - 1.5%
Apple, Inc.	73,540	8,517,403	1.0%
OTHER SECURITIES		4,518,178	0.5%
		13,035,581
TOTAL COMMON STOCKS (Cost $865,602,625)		$844,943,012
SECURITIES LENDING COLLATERAL - 3.2%
John Hancock Collateral Trust,
0.7390% (W)(Y)	2,775,819	27,776,237	3.2%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $27,777,134)		$27,776,237

The accompanying notes are an integral part of the financial statements.	74

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

International Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 1.5%
U.S. Government Agency - 1.5%
Federal Agricultural Mortgage
Corp. Discount Note
0.350%, 01/03/2017 *	$8,700,000	$8,700,000	1.0%
OTHER SECURITIES		4,300,000	0.5%
		13,000,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $12,999,724)		$13,000,000
Total Investments (International Value Trust)
(Cost $906,379,483) - 103.1%		$885,719,249	103.1%
Other assets and liabilities, net - (3.1%)		(26,543,953)	(3.1)%
TOTAL NET ASSETS - 100.0%		$859,175,296	100.0%

Lifestyle Aggressive PS Series

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT
COMPANIES (G) - 82.5%
Equity - 82.5%
Strategic Equity Allocation,
Series NAV (JHAM) (A)(1)	1,200,906	$20,247,268	82.5%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $20,239,679)		$20,247,268
UNAFFILIATED INVESTMENT
COMPANIES - 17.7%
Exchange-traded funds - 17.7%
Financial Select Sector
SPDR Fund	18,774	436,496	1.8%
Vanguard Energy ETF	2,939	307,655	1.3%
Vanguard FTSE Emerging
Markets ETF	36,861	1,318,887	5.4%
Vanguard Health Care ETF	1,365	173,041	0.7%
Vanguard Information
Technology ETF	5,042	612,603	2.5%
Vanguard Materials ETF	910	102,320	0.4%
Vanguard Mid-Cap ETF	5,680	747,658	3.0%
Vanguard REIT ETF	3,061	252,624	1.0%
Vanguard Small-Cap ETF	3,111	401,195	1.6%
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (Cost $4,236,671)		$4,352,479
Total Investments (Lifestyle Aggressive PS Series)
(Cost $24,476,350) - 100.2%		$24,599,747	100.2%
Other assets and liabilities, net - (0.2%)		(56,499)	(0.2)%
TOTAL NET ASSETS - 100.0%		$24,543,248	100.0%

Lifestyle Balanced PS Series

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT
COMPANIES (G) - 100.0%
Equity - 50.9%
Strategic Equity Allocation,
Series NAV (JHAM) (A)(1)	30,300,799	$510,871,465	50.9%

Lifestyle Balanced PS Series (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT
COMPANIES (G) (continued)
Fixed income - 49.1%
Bond, Series NAV (JHAM) (A)(1)	36,965,409	$492,009,598	49.1%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $1,010,755,537)		$1,002,881,063
Total Investments (Lifestyle Balanced PS Series)
(Cost $1,010,755,537) - 100.0%		$1,002,881,063	100.0%
Other assets and liabilities, net - 0.0%		(32,910)	0.0%
TOTAL NET ASSETS - 100.0%		$1,002,848,153	100.0%

Lifestyle Conservative PS Series

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT
COMPANIES (G) - 100.0%
Equity - 19.8%
Strategic Equity Allocation,
Series NAV (JHAM) (A)(1)	2,234,755	$37,677,968	19.8%
Fixed income - 80.2%
Bond, Series NAV (JHAM) (A)(1)	11,435,535	152,206,971	80.2%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $192,991,947)		$189,884,939
Total Investments (Lifestyle Conservative PS
Series) (Cost $192,991,947) - 100.0%		$189,884,939	100.0%
Other assets and liabilities, net - 0.0%		(38,381)	0.0%
TOTAL NET ASSETS - 100.0%		$189,846,558	100.0%

Lifestyle Growth PS Series

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT
COMPANIES (G) - 100.0%
Equity - 70.8%
Strategic Equity Allocation,
Series NAV (JHAM) (A)(1)	129,721,826	$2,187,109,987	70.8%
Fixed income - 29.2%
Bond, Series NAV (JHAM) (A)(1)	67,874,230	903,405,997	29.2%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $3,091,280,529)		$3,090,515,984
COMMON STOCKS - 0.0%
Information technology - 0.0%
CEVA Holdings LLC (I)	1,115	209,076	0.0%
TOTAL COMMON STOCKS (Cost $362,398)		$209,076
PREFERRED SECURITIES - 0.0%
Information technology - 0.0%
CEVA Holdings LLC, Series A1 (I)	31	10,695	0.0%
CEVA Holdings LLC, Series A2 (I)	1,068	253,678	0.0%
TOTAL PREFERRED SECURITIES (Cost $355,664)		$264,373
Total Investments (Lifestyle Growth PS Series)
(Cost $3,091,998,591) - 100.0%		$3,090,989,433	100.0%
Other assets and liabilities, net - 0.0%		25,488	0.0%
TOTAL NET ASSETS - 100.0%		$3,091,014,921	100.0%

The accompanying notes are an integral part of the financial statements.	75

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Lifestyle Moderate PS Series

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT
COMPANIES (G) - 100.0%
Equity - 39.9%
Strategic Equity Allocation,
Series NAV (JHAM) (A)(1)	7,560,424	$127,468,749	39.9%
Fixed income - 60.1%
Bond, Series NAV
(JHAM) (A)(1)	14,414,404	191,855,721	60.1%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $322,560,389)		$319,324,470
Total Investments (Lifestyle Moderate PS Series)
(Cost $322,560,389) - 100.0%		$319,324,470	100.0%
Other assets and liabilities, net - 0.0%		(39,119)	0.0%
TOTAL NET ASSETS - 100.0%		$319,285,351	100.0%

Mid Cap Index Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 97.0%
Consumer discretionary - 10.9%
Domino’s Pizza, Inc.	28,934	$4,607,450	0.5%
OTHER SECURITIES		105,429,178	10.4%
		110,036,628
Consumer staples - 4.2%
Ingredion, Inc.	43,571	5,444,632	0.5%
The WhiteWave Foods
Company (I)	106,669	5,930,796	0.6%
OTHER SECURITIES		30,850,782	3.1%
		42,226,210
Energy - 3.8%		38,440,819	3.8%
Financials - 16.6%
Alleghany Corp. (I)	9,278	5,642,137	0.6%
East West Bancorp, Inc.	86,744	4,409,198	0.4%
Everest Re Group, Ltd.	24,599	5,323,224	0.5%
MSCI, Inc.	56,645	4,462,493	0.4%
New York Community
Bancorp, Inc.	293,194	4,664,717	0.5%
Raymond James Financial, Inc.	76,053	5,268,191	0.5%
Reinsurance Group of
America, Inc.	38,648	4,863,078	0.5%
SEI Investments Company	80,901	3,993,273	0.4%
Signature Bank (I)	32,314	4,853,563	0.5%
SVB Financial Group (I)	31,325	5,377,250	0.5%
OTHER SECURITIES		118,007,017	11.8%
		166,864,141
Health care - 7.3%
Align Technology, Inc. (I)	45,078	4,333,348	0.4%
IDEXX Laboratories, Inc. (I)	53,984	6,330,704	0.6%
ResMed, Inc. (L)	84,857	5,265,377	0.5%
Teleflex, Inc.	26,510	4,272,087	0.4%
OTHER SECURITIES		53,519,379	5.4%
		73,720,895
Industrials - 14.4%
AO Smith Corp.	88,898	4,209,320	0.4%
Carlisle Companies, Inc.	38,813	4,280,686	0.4%
Huntington Ingalls Industries, Inc.	27,904	5,139,638	0.5%

Mid Cap Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Industrials (continued)
IDEX Corp.	45,936	$4,136,996	0.4%
JetBlue Airways Corp. (I)	194,827	4,368,021	0.4%
Wabtec Corp.	53,608	4,450,536	0.4%
OTHER SECURITIES		118,475,665	11.9%
		145,060,862
Information technology - 17.1%
Advanced Micro Devices, Inc. (I)	457,423	5,187,177	0.5%
ANSYS, Inc. (I)	52,073	4,816,232	0.5%
Broadridge Financial
Solutions, Inc.	71,659	4,750,992	0.5%
Cadence Design Systems, Inc. (I)	172,543	4,351,534	0.4%
CDK Global, Inc.	89,963	5,369,891	0.5%
Computer Sciences Corp.	84,745	5,035,548	0.5%
Gartner, Inc. (I)	49,736	5,026,818	0.5%
Jack Henry & Associates, Inc.	46,994	4,172,127	0.4%
Leidos Holdings, Inc.	85,975	4,396,762	0.4%
Synopsys, Inc. (I)	91,101	5,362,205	0.5%
Trimble, Inc. (I)	150,821	4,547,253	0.5%
OTHER SECURITIES		119,170,495	11.9%
		172,187,034
Materials - 7.1%
Ashland Global Holdings, Inc.	37,384	4,085,697	0.4%
Packaging Corp. of America	56,205	4,767,308	0.5%
RPM International, Inc.	80,328	4,324,056	0.4%
Steel Dynamics, Inc.	146,747	5,221,258	0.5%
The Valspar Corp.	43,902	4,548,686	0.4%
OTHER SECURITIES		48,745,611	4.9%
		71,692,616
Real estate - 10.2%
Alexandria Real Estate
Equities, Inc.	47,793	5,311,236	0.5%
American Campus
Communities, Inc.	79,501	3,956,765	0.4%
Camden Property Trust	52,619	4,423,679	0.4%
Duke Realty Corp.	213,479	5,670,002	0.6%
Kilroy Realty Corp.	55,489	4,062,905	0.4%
Regency Centers Corp.	62,900	4,336,955	0.4%
OTHER SECURITIES		74,432,658	7.5%
		102,194,200
Telecommunication services - 0.2%		1,626,449	0.2%
Utilities - 5.2%
Atmos Energy Corp.	62,514	4,635,413	0.5%
OGE Energy Corp.	120,219	4,021,326	0.4%
UGI Corp.	104,067	4,795,407	0.5%
Westar Energy, Inc.	85,322	4,807,895	0.5%
OTHER SECURITIES		33,893,557	3.3%
		52,153,598
TOTAL COMMON STOCKS (Cost $688,466,148)		$976,203,452
RIGHTS - 0.0%		618	0.0%
TOTAL RIGHTS (Cost $8,929)		$618
SECURITIES LENDING COLLATERAL - 2.1%
John Hancock Collateral Trust,
0.7390% (W)(Y)	2,058,525	20,598,630	2.1%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $20,600,163)		$20,598,630

The accompanying notes are an integral part of the financial statements.	76

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 3.6%
Repurchase agreement - 3.6%
Repurchase Agreement with State
Street Corp. dated 12/30/2016
at 0.030% to be repurchased at
$36,310,121 on 01/03/2017,
collateralized by $41,785,000
U.S. Treasury Bonds, 2.500%
due 05/15/2046 (valued at
$37,039,060, including interest)	$36,310,000	$36,310,000	3.6%
TOTAL SHORT-TERM
INVESTMENTS (Cost $36,310,000)		$36,310,000
Total Investments (Mid Cap Index Trust)
(Cost $745,385,240) - 102.7%		$1,033,112,700	102.7%
Other assets and liabilities, net - (2.7%)		(26,825,791)	(2.7)%
TOTAL NET ASSETS - 100.0%		$1,006,286,909	100.0%

Mid Cap Stock Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 89.4%
Consumer discretionary - 17.4%
Advance Auto Parts, Inc.	40,099	$6,781,543	1.0%
Dick’s Sporting Goods, Inc.	177,413	9,420,630	1.4%
Expedia, Inc.	84,000	9,515,520	1.4%
Hilton Worldwide Holdings, Inc.	608,592	16,553,702	2.5%
Kate Spade & Company (I)	363,466	6,785,910	1.0%
Marriott International,
Inc., Class A	125,875	10,407,345	1.6%
Netflix, Inc. (I)	147,401	18,248,244	2.7%
Panera Bread Company,
Class A (I)	77,069	15,806,081	2.4%
Tesla Motors, Inc. (I)(L)	32,449	6,934,027	1.0%
Under Armour, Inc., Class C (I)	373,665	9,405,148	1.4%
OTHER SECURITIES		7,416,652	1.0%
		117,274,802
Consumer staples - 3.3%
Molson Coors Brewing
Company, Class B	72,973	7,101,003	1.1%
Monster Beverage Corp. (I)	338,240	14,997,562	2.2%
		22,098,565
Energy - 5.9%
Baker Hughes, Inc.	132,628	8,616,841	1.3%
WPX Energy, Inc. (I)	469,345	6,838,357	1.0%
OTHER SECURITIES		24,278,256	3.6%
		39,733,454
Financials - 6.9%
BB&T Corp.	156,334	7,350,825	1.1%
Capital One Financial Corp.	84,537	7,375,008	1.1%
Huntington Bancshares, Inc.	518,859	6,859,316	1.0%
Signature Bank (I)	45,722	6,867,444	1.0%
Synchrony Financial	199,531	7,236,989	1.1%
TD Ameritrade Holding Corp.	160,683	7,005,779	1.0%
OTHER SECURITIES		4,096,512	0.6%
		46,791,873
Health care - 15.7%
ABIOMED, Inc. (I)	90,373	10,183,230	1.5%
Align Technology, Inc. (I)	111,921	10,758,966	1.6%

Mid Cap Stock Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Health cares (continued)
DexCom, Inc. (I)	121,935	$7,279,520	1.1%
Edwards Lifesciences Corp. (I)	190,667	17,865,498	2.6%
Hologic, Inc. (I)	339,394	13,616,487	2.0%
Insulet Corp. (I)	250,928	9,454,967	1.4%
Ionis Pharmaceuticals, Inc. (I)(L)	149,691	7,159,721	1.1%
Veeva Systems, Inc., Class A (I)	186,697	7,598,568	1.1%
OTHER SECURITIES		22,386,260	3.3%
		106,303,217
Industrials - 10.7%
Clean Harbors, Inc. (I)	131,934	7,342,127	1.1%
Fastenal Company	361,116	16,965,230	2.5%
J.B. Hunt Transport Services, Inc.	69,967	6,791,697	1.0%
Rockwell Automation, Inc.	52,023	6,991,891	1.0%
The Middleby Corp. (I)	107,094	13,794,778	2.1%
TransUnion (I)	287,285	8,885,725	1.3%
OTHER SECURITIES		11,286,984	1.7%
		72,058,432
Information technology - 25.4%
Arista Networks, Inc. (I)(L)	121,927	11,798,876	1.8%
Aspen Technology, Inc. (I)	128,113	7,005,219	1.0%
CoStar Group, Inc. (I)	69,315	13,065,184	1.9%
Global Payments, Inc.	97,714	6,782,329	1.0%
GoDaddy, Inc., Class A (I)(L)	267,740	9,357,513	1.4%
Guidewire Software, Inc. (I)	170,872	8,429,116	1.3%
Micron Technology, Inc. (I)	407,428	8,930,822	1.3%
Mobileye NV (I)	355,490	13,551,279	2.0%
ServiceNow, Inc. (I)	212,381	15,788,404	2.3%
SS&C Technologies
Holdings, Inc.	282,300	8,073,780	1.2%
The Ultimate Software Group,
Inc. (I)	68,216	12,439,188	1.8%
Trimble, Inc. (I)	237,914	7,173,107	1.1%
Workday, Inc., Class A (I)	283,670	18,747,750	2.8%
Zillow Group, Inc., Class C (I)(L)	377,780	13,777,637	2.0%
OTHER SECURITIES		16,983,033	2.5%
		171,903,237
Materials - 2.1%
International Paper Company	128,017	6,792,582	1.0%
Platform Specialty Products
Corp. (I)	766,327	7,517,668	1.1%
		14,310,250
Real estate - 2.0%
Equinix, Inc.	36,047	12,883,558	1.9%
WeWork Companies, Inc.,
Class A (I)(R)	18,198	913,399	0.1%
		13,796,957
TOTAL COMMON STOCKS (Cost $572,762,890)		$604,270,787
PREFERRED SECURITIES - 10.1%
Consumer discretionary - 0.4%		2,706,853	0.4%
Financials - 1.3%
WeWork Companies, Inc.,
Series D1 (I)(R)	90,446	4,539,688	0.7%
OTHER SECURITIES		4,532,084	0.6%
		9,071,772
Industrials - 0.5%		3,740,865	0.5%
Information technology - 7.0%
Uber Technologies, Inc. (I)(R)	584,504	28,507,546	4.2%
OTHER SECURITIES		18,878,611	2.8%
		47,386,157

The accompanying notes are an integral part of the financial statements.	77

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
PREFERRED SECURITIES (continued)
Real estate - 0.9%
WeWork Companies, Inc.,
Series D2 (I)(R)	71,065	$3,566,912	0.5%
OTHER SECURITIES		2,264,277	0.4%
		5,831,189
TOTAL PREFERRED
SECURITIES (Cost $46,712,370)		$68,736,836
CORPORATE BONDS - 0.1%
Information technology - 0.1%		396,255	0.1%
TOTAL CORPORATE BONDS (Cost $396,255)		$396,255
SECURITIES LENDING COLLATERAL - 5.2%
John Hancock Collateral Trust,
0.7390% (W)(Y)	3,508,598	35,108,788	5.2%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $35,109,946)		$35,108,788
SHORT-TERM INVESTMENTS - 0.5%
Repurchase agreement - 0.5%		3,500,000	0.5%
TOTAL SHORT-TERM
INVESTMENTS (Cost $3,500,000)		$3,500,000
Total Investments (Mid Cap Stock Trust)
(Cost $658,481,461) - 105.3%		$712,012,666	105.3%
Other assets and liabilities, net - (5.3%)		(36,150,030)	(5.3)%
TOTAL NET ASSETS - 100.0%		$675,862,636	100.0%

Mid Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 94.4%
Consumer discretionary - 10.1%
Mattel, Inc.	331,600	$9,135,580	1.1%
News Corp., Class A	1,023,600	11,730,456	1.4%
Strayer Education, Inc. (I)	95,379	7,690,409	0.9%
Tribune Media Company, Class A	364,505	12,750,385	1.5%
Viacom, Inc., Class B	428,500	15,040,350	1.8%
OTHER SECURITIES		27,630,563	3.4%
		83,977,743
Consumer staples - 9.5%
Archer-Daniels-Midland
Company	185,800	8,481,770	1.0%
Bunge, Ltd.	255,200	18,435,648	2.2%
Carlsberg A/S, Class B	87,237	7,513,648	0.9%
Edgewell Personal Care
Company (I)	99,832	7,286,738	0.9%
Flowers Foods, Inc. (L)	428,472	8,556,586	1.0%
Sysco Corp.	119,900	6,638,863	0.8%
OTHER SECURITIES		21,942,848	2.7%
		78,856,101
Energy - 10.4%
Apache Corp.	235,900	14,972,573	1.8%
Canadian Natural Resources, Ltd.	314,125	10,014,305	1.2%
CONSOL Energy, Inc.	361,342	6,587,265	0.8%
Hess Corp.	285,183	17,764,049	2.1%
Murphy Oil Corp.	525,388	16,355,328	2.0%
OTHER SECURITIES		20,283,016	2.5%
		85,976,536

Mid Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Financials - 23.1%
Ally Financial, Inc.	363,441	$6,912,648	0.8%
Brown & Brown, Inc.	150,359	6,745,105	0.8%
CNA Financial Corp.	223,856	9,290,024	1.1%
Fifth Third Bancorp	513,610	13,852,062	1.7%
First Horizon National Corp.	729,311	14,593,512	1.8%
Lazard, Ltd., Class A	183,900	7,556,451	0.9%
Leucadia National Corp.	765,567	17,799,433	2.1%
Loews Corp.	264,168	12,370,987	1.5%
Marsh & McLennan
Companies, Inc.	120,600	8,151,354	1.0%
Northern Trust Corp.	196,100	17,462,705	2.1%
Synchrony Financial	429,295	15,570,530	1.9%
The Progressive Corp.	208,728	7,409,844	0.9%
White Mountains Insurance
Group, Ltd.	11,637	9,729,114	1.2%
OTHER SECURITIES		44,225,996	5.3%
		191,669,765
Health care - 10.5%
Alkermes PLC (I)	229,605	12,761,446	1.5%
Baxter International, Inc.	244,424	10,837,760	1.3%
Haemonetics Corp. (I)	170,264	6,844,613	0.8%
Hologic, Inc. (I)	494,793	19,851,095	2.4%
Select Medical Holdings Corp. (I)	696,788	9,232,441	1.1%
Zoetis, Inc.	142,440	7,624,813	0.9%
OTHER SECURITIES		19,860,653	2.5%
		87,012,821
Industrials - 8.8%
C.H. Robinson Worldwide, Inc.	216,858	15,887,017	1.9%
Expeditors International of
Washington, Inc.	129,100	6,837,136	0.8%
Textron, Inc.	425,535	20,663,980	2.5%
Xylem, Inc.	135,200	6,695,104	0.8%
OTHER SECURITIES		23,038,874	2.8%
		73,122,111
Information technology - 3.0%
Marvell Technology Group, Ltd.	593,983	8,238,543	1.0%
OTHER SECURITIES		16,458,449	2.0%
		24,696,992
Materials - 7.8%
Franco-Nevada Corp.	188,713	11,283,566	1.4%
Newmont Mining Corp.	434,873	14,816,123	1.8%
Vulcan Materials Company	113,307	14,180,371	1.7%
OTHER SECURITIES		24,901,014	2.9%
		65,181,074
Real estate - 6.7%
Equity Commonwealth (I)	245,862	7,434,867	0.9%
Rayonier, Inc.	452,200	12,028,520	1.4%
Realogy Holdings Corp.	313,500	8,066,355	1.0%
The Macerich Company	135,100	9,570,484	1.2%
OTHER SECURITIES		18,240,978	2.2%
		55,341,204
Telecommunication services - 0.3%		2,742,044	0.3%
Utilities - 4.2%
FirstEnergy Corp.	613,072	18,986,840	2.3%
NRG Energy, Inc.	835,700	10,245,682	1.2%
OTHER SECURITIES		6,012,358	0.7%
		35,244,880
TOTAL COMMON STOCKS (Cost $653,791,240)		$783,821,271

The accompanying notes are an integral part of the financial statements.	78

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SECURITIES LENDING COLLATERAL - 1.8%
John Hancock Collateral Trust,
0.7390% (W)(Y)	1,541,571	$15,425,729	1.8%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $15,426,406)		$15,425,729
SHORT-TERM INVESTMENTS - 6.2%
Money market funds - 6.2%
T. Rowe Price Government
Money Fund, 0.4456% (Y)	49,223,761	49,223,761	5.9%
OTHER SECURITIES		2,000,000	0.3%
		51,223,761
TOTAL SHORT-TERM
INVESTMENTS (Cost $51,223,761)		$51,223,761
Total Investments (Mid Value Trust)
(Cost $720,441,407) - 102.4%		$850,470,761	102.4%
Other assets and liabilities, net - (2.4%)		(20,174,713)	(2.4)%
TOTAL NET ASSETS - 100.0%		$830,296,048	100.0%

Mutual Shares Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 89.0%
Consumer discretionary - 6.8%
Charter Communications, Inc.,
Class A (I)	9,657	$2,780,443	1.6%
DISH Network Corp., Class A (I)	32,061	1,857,294	1.1%
General Motors Company	69,330	2,415,457	1.4%
Time Warner, Inc.	38,358	3,702,698	2.2%
OTHER SECURITIES		924,063	0.5%
		11,679,955
Consumer staples - 11.0%
Altria Group, Inc.	25,290	1,710,110	1.0%
British American Tobacco PLC	48,519	2,749,832	1.6%
CVS Health Corp.	34,092	2,690,200	1.5%
Imperial Brands PLC	43,010	1,874,399	1.1%
Reynolds American, Inc.	33,096	1,854,700	1.1%
The Kroger Company	85,250	2,941,978	1.7%
Walgreens Boots Alliance, Inc.	25,654	2,123,125	1.2%
OTHER SECURITIES		3,004,835	1.8%
		18,949,179
Energy - 8.8%
Baker Hughes, Inc.	39,587	2,571,967	1.5%
Kinder Morgan, Inc.	105,260	2,179,935	1.3%
Marathon Oil Corp.	122,462	2,119,817	1.2%
Royal Dutch Shell PLC, A Shares	84,464	2,303,804	1.3%
Royal Dutch Shell PLC, A Shares	30,580	844,115	0.5%
Warrior Met Coal LLC,
Class A (I)	1,550	503,750	0.3%
Warrior Met Coal LLC,
Class B (I)	3,626	1,196,580	0.7%
OTHER SECURITIES		3,510,340	2.0%
		15,230,308
Financials - 22.4%
Alleghany Corp. (I)	4,074	2,477,481	1.4%
American International
Group, Inc.	58,045	3,790,919	2.2%
Capital One Financial Corp.	24,122	2,104,403	1.2%
Chubb, Ltd.	12,553	1,658,502	0.9%

Mutual Shares Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Financials (continued)
Citigroup, Inc.	37,465	$2,226,545	1.3%
Citizens Financial Group, Inc.	72,797	2,593,757	1.5%
FCB Financial Holdings, Inc.,
Class A (I)	60,504	2,886,041	1.7%
JPMorgan Chase & Co.	29,290	2,527,434	1.5%
MetLife, Inc.	39,810	2,145,361	1.2%
The PNC Financial Services
Group, Inc.	38,324	4,482,375	2.6%
White Mountains Insurance
Group, Ltd.	2,733	2,284,925	1.3%
XL Group, Ltd.	68,340	2,546,348	1.5%
OTHER SECURITIES		6,973,862	4.1%
		38,697,953
Health care - 12.6%
Eli Lilly & Company	51,602	3,795,327	2.2%
Medtronic PLC	68,969	4,912,662	2.8%
Merck & Company, Inc.	81,937	4,823,631	2.8%
Novartis AG, ADR	40,223	2,929,843	1.7%
Stryker Corp.	22,832	2,735,502	1.6%
Teva Pharmaceutical Industries,
Ltd., ADR	49,971	1,811,449	1.1%
OTHER SECURITIES		683,090	0.4%
		21,691,504
Industrials - 7.9%
Caterpillar, Inc.	23,903	2,216,764	1.3%
RELX PLC	119,646	2,132,150	1.2%
Sensata Technologies Holding
NV (I)	126,777	4,937,962	2.9%
OTHER SECURITIES		4,396,631	2.5%
		13,683,507
Information technology - 11.4%
CA, Inc.	62,321	1,979,938	1.1%
Cisco Systems, Inc.	90,490	2,734,608	1.6%
Microsoft Corp.	77,158	4,794,598	2.8%
Samsung Electronics
Company, Ltd.	1,666	2,479,528	1.4%
Symantec Corp.	136,827	3,268,797	1.9%
OTHER SECURITIES		4,429,914	2.6%
		19,687,383
Materials - 4.6%
International Paper Company	45,544	2,416,565	1.4%
Monsanto Company	16,860	1,773,841	1.0%
OTHER SECURITIES		3,736,003	2.2%
		7,926,409
Real estate - 0.8%		1,371,889	0.8%
Telecommunication services - 1.0%		1,812,757	1.0%
Utilities - 1.7%
Vistra Energy Corp. (L)	195,183	3,025,330	1.7%
TOTAL COMMON STOCKS (Cost $136,618,853)		$153,756,174
CORPORATE BONDS - 3.7%
Consumer discretionary - 1.9%
iHeartCommunications, Inc.
9.000%, 12/15/2019 (L)	$3,977,000	3,251,198	1.9%
OTHER SECURITIES		-	0.0%
		3,251,198

The accompanying notes are an integral part of the financial statements.	79

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Health care - 1.8%
Valeant Pharmaceuticals
International, Inc. 6.375%,
10/15/2020 (S)	$2,371,000	$2,036,831	1.2%
Valeant Pharmaceuticals
International, Inc. 6.750%,
08/15/2021 (S)	384,000	318,720	0.2%
Valeant Pharmaceuticals
International, Inc. 7.250%,
07/15/2022 (S)	189,000	154,508	0.1%
OTHER SECURITIES		635,499	0.3%
		3,145,558
Materials - 0.0%		68	0.0%
TOTAL CORPORATE BONDS (Cost $8,153,522)		$6,396,824
MUNICIPAL BONDS - 1.0%
Commonwealth of Puerto Rico,
Series A 8.000%,
07/01/2035 (H)	2,626,000	1,769,268	1.0%
TOTAL MUNICIPAL BONDS (Cost $2,314,824)		$1,769,268
ESCROW CERTIFICATES - 0.0%
Information technology - 0.0%		41,280	0.0%
TOTAL ESCROW CERTIFICATES (Cost $3,316)		$41,280
RIGHTS - 0.2%		253,738	0.2%
TOTAL RIGHTS (Cost $864,691)		$253,738
SECURITIES LENDING COLLATERAL - 2.4%
John Hancock Collateral Trust,
0.7390% (W)(Y)	420,813	4,210,865	2.4%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $4,210,953)		$4,210,865
SHORT-TERM INVESTMENTS - 9.6%
U.S. Government - 4.1%
U.S. Treasury Bills
0.350%, 01/05/2017 *	4,000,000	3,999,920	2.3%
U.S. Treasury Bills
0.405%, 01/19/2017 *	3,000,000	2,999,448	1.8%
		6,999,368
U.S. Government Agency - 5.5%
Federal Home Loan Bank
Discount Note
0.345%, 01/03/2017 *	9,500,000	9,499,897	5.5%
TOTAL SHORT-TERM INVESTMENTS
(Cost $16,499,068)		$16,499,265
Total Investments (Mutual Shares Trust)
(Cost $168,665,227) - 105.9%		$182,927,414	105.9%
Other assets and liabilities, net - (5.9%)		(10,235,329)	(5.9)%
TOTAL NET ASSETS - 100.0%		$172,692,085	100.0%

Real Estate Securities Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.2%
Consumer discretionary - 1.0%
Hilton Worldwide Holdings, Inc.	156,412	$4,254,405	1.0%

Real Estate Securities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Real estate - 98.2%
Agree Realty Corp.	124,606	$5,738,106	1.4%
Alexandria Real Estate
Equities, Inc.	109,877	12,210,631	3.0%
American Homes 4 Rent, Class A	243,078	5,099,776	1.3%
Apartment Investment &
Management Company, Class A	178,571	8,116,052	2.0%
AvalonBay Communities, Inc.	57,066	10,109,242	2.5%
BGP Holdings PLC (I)	194,291	10,635	0.0%
Boston Properties, Inc.	48,843	6,143,473	1.5%
Brixmor Property Group, Inc.	389,035	9,500,235	2.4%
Camden Property Trust	66,724	5,609,487	1.4%
CoreSite Realty Corp.	111,887	8,880,471	2.2%
Corporate Office Properties Trust	176,749	5,518,104	1.4%
CubeSmart	283,537	7,590,285	1.9%
DiamondRock
Hospitality Company	498,511	5,747,832	1.4%
Digital Realty Trust, Inc.	14,535	1,428,209	0.4%
Douglas Emmett, Inc.	198,218	7,246,850	1.8%
DuPont Fabros Technology, Inc.	139,767	6,139,964	1.5%
Empire State Realty Trust,
Inc., Class A	136,433	2,754,582	0.7%
Equinix, Inc.	27,590	9,860,942	2.4%
Equity LifeStyle Properties, Inc.	65,293	4,707,625	1.2%
Equity Residential	66,225	4,262,241	1.1%
Essex Property Trust, Inc.	44,718	10,396,935	2.6%
Four Corners Property Trust, Inc.	238,402	4,892,009	1.2%
General Growth Properties, Inc.	535,135	13,367,672	3.3%
HCP, Inc.	349,032	10,373,231	2.6%
Healthcare Trust of America,
Inc., Class A	313,313	9,120,541	2.3%
Host Hotels & Resorts, Inc.	214,260	4,036,658	1.0%
Hudson Pacific Properties, Inc.	103,899	3,613,607	0.9%
LaSalle Hotel Properties	172,400	5,253,028	1.3%
Liberty Property Trust	102,294	4,040,613	1.0%
Medical Properties Trust, Inc.	261,203	3,212,797	0.8%
Mid-America Apartment
Communities, Inc.	136,644	13,380,183	3.3%
Paramount Group, Inc.	279,113	4,463,017	1.1%
Pennsylvania Real Estate
Investment Trust	142,233	2,696,738	0.7%
Piedmont Office Realty Trust,
Inc., Class A	183,539	3,837,800	0.9%
Prologis, Inc.	485,870	25,649,077	6.4%
Public Storage	83,079	18,568,157	4.6%
Regency Centers Corp.	139,274	9,602,942	2.4%
Retail Properties of America,
Inc., Class A	440,028	6,745,629	1.7%
Rexford Industrial Realty, Inc.	313,690	7,274,471	1.8%
Simon Property Group, Inc.	170,188	30,237,302	7.5%
Spirit Realty Capital, Inc.	770,029	8,362,515	2.1%
STORE Capital Corp.	297,370	7,348,013	1.8%
Sunstone Hotel Investors, Inc.	450,271	6,866,633	1.7%
Urban Edge Properties	230,078	6,329,446	1.6%
VEREIT, Inc.	1,338,624	11,324,759	2.8%
Vornado Realty Trust	165,555	17,278,975	4.3%
Welltower, Inc.	302,977	20,278,251	5.0%
		395,225,741
TOTAL COMMON STOCKS (Cost $397,018,821)		$399,480,146

The accompanying notes are an integral part of the financial statements.	80

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Real Estate Securities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 0.1%
Repurchase agreement - 0.1%
Repurchase Agreement with State
Street Corp. dated 12/30/2016
at 0.030% to be repurchased at
$470,002 on 01/03/2017,
collateralized by $495,000 U.S.
Treasury Notes, 1.625% due
11/15/2022 (valued at
$481,585, including interest)	$470,000	$470,000	0.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $470,000)		$470,000
Total Investments (Real Estate Securities Trust)
(Cost $397,488,821) - 99.3%		$399,950,146	99.3%
Other assets and liabilities, net - 0.7%		2,676,979	0.7%
TOTAL NET ASSETS - 100.0%		$402,627,125	100.0%

Science & Technology Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 94.6%
Consumer discretionary - 17.1%
Amazon.com, Inc. (I)	44,550	$33,406,708	6.7%
Garmin, Ltd. (L)	107,882	5,231,198	1.1%
Liberty Global PLC, Series C (I)	266,717	7,921,495	1.6%
News Corp., Class A	362,600	4,155,396	0.8%
Tesla Motors, Inc. (I)(L)	21,473	4,588,565	0.9%
The Priceline Group, Inc. (I)	10,269	15,054,970	3.0%
The Walt Disney Company	35,300	3,678,966	0.7%
Twenty-First Century Fox,
Inc., Class A	155,300	4,354,612	0.9%
OTHER SECURITIES		7,344,994	1.4%
		85,736,904
Health care - 1.7%		8,375,537	1.7%
Industrials - 1.1%
The Boeing Company	24,500	3,814,160	0.8%
OTHER SECURITIES		1,687,176	0.3%
		5,501,336
Information technology - 73.0%
58.com, Inc., ADR (I)(L)	283,500	7,938,000	1.6%
Adobe Systems, Inc. (I)	56,918	5,859,708	1.2%
Alphabet, Inc., Class A (I)	12,352	9,788,342	2.0%
Alphabet, Inc., Class C (I)	17,825	13,757,692	2.7%
Apple, Inc.	94,986	11,001,279	2.2%
Applied Materials, Inc.	248,590	8,021,999	1.6%
Broadcom, Ltd.	38,603	6,823,852	1.4%
Cisco Systems, Inc.	479,075	14,477,647	2.9%
Computer Sciences Corp.	70,780	4,205,748	0.8%
Corning, Inc.	155,965	3,785,271	0.8%
Cypress Semiconductor Corp.	310,155	3,548,173	0.7%
Electronic Arts, Inc. (I)	61,806	4,867,841	1.0%
Facebook, Inc., Class A (I)	189,225	21,770,336	4.3%
Fidelity National Information
Services, Inc.	65,525	4,956,311	1.0%
Hewlett Packard
Enterprise Company	222,770	5,154,898	1.0%
Intuit, Inc.	94,727	10,856,661	2.2%
KLA-Tencor Corp.	55,694	4,382,004	0.9%
Lam Research Corp.	35,833	3,788,623	0.8%

Science & Technology Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information technology (continued)
Mastercard, Inc., Class A	44,924	$4,638,403	0.9%
MercadoLibre, Inc.	22,523	3,516,741	0.7%
Microchip Technology, Inc. (L)	73,965	4,744,855	0.9%
Micron Technology, Inc. (I)	521,115	11,422,841	2.3%
Microsemi Corp. (I)	62,805	3,389,586	0.7%
Microsoft Corp.	553,860	34,416,860	6.9%
NetApp, Inc.	120,795	4,260,440	0.8%
NXP Semiconductors NV (I)	145,550	14,265,356	2.8%
Palo Alto Networks, Inc. (I)	34,900	4,364,245	0.9%
Paycom Software, Inc. (I)	106,570	4,847,869	1.0%
PayPal Holdings, Inc. (I)	99,200	3,915,424	0.8%
Proofpoint, Inc. (I)	61,518	4,346,247	0.9%
Red Hat, Inc. (I)	196,590	13,702,323	2.7%
Sabre Corp.	204,800	5,109,760	1.0%
salesforce.com, Inc. (I)	118,049	8,081,635	1.6%
Samsung Electronics
Company, Ltd.	2,334	3,473,720	0.7%
ServiceNow, Inc. (I)	85,835	6,380,974	1.3%
TE Connectivity, Ltd.	59,200	4,101,376	0.8%
Tencent Holdings, Ltd.	274,000	6,643,707	1.3%
Western Digital Corp.	70,060	4,760,577	0.9%
Yahoo!, Inc. (I)	216,600	8,375,922	1.7%
OTHER SECURITIES		61,984,536	12.3%
		365,727,782
Real estate - 0.7%
Equinix, Inc.	10,500	3,752,805	0.7%
Telecommunication services - 1.0%
SoftBank Group Corp.	77,000	5,095,399	1.0%
TOTAL COMMON STOCKS (Cost $438,314,615)		$474,189,763
PREFERRED SECURITIES - 0.7%
Consumer discretionary - 0.1%		470,157	0.1%
Information technology - 0.6%		2,896,449	0.6%
TOTAL PREFERRED
SECURITIES (Cost $2,754,715)		$3,366,606
CORPORATE BONDS - 0.3%
Information technology - 0.3%
Western Digital Corp.
10.500%, 04/01/2024 (S)	$1,378,000	1,629,485	0.3%
TOTAL CORPORATE BONDS (Cost $1,362,584)		$1,629,485
SECURITIES LENDING COLLATERAL - 4.5%
John Hancock Collateral Trust,
0.7390% (W)(Y)	2,260,342	22,618,111	4.5%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $22,618,890)		$22,618,111
SHORT-TERM INVESTMENTS - 4.6%
Money market funds - 4.5%
T. Rowe Price Government
Money Fund, 0.4456% (Y)	21,787,839	21,787,839	4.4%
OTHER SECURITIES		500,000	0.1%
		22,287,839
Repurchase agreement - 0.1%		702,000	0.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $22,989,839)		$22,989,839
Total Investments (Science & Technology Trust)
(Cost $488,040,643) - 104.7%		$524,793,804	104.7%
Other assets and liabilities, net - (4.7%)		(23,610,294)	(4.7)%
TOTAL NET ASSETS - 100.0%		$501,183,510	100.0%

The accompanying notes are an integral part of the financial statements.	81

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Small Cap Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 95.4%
Consumer discretionary - 13.3%
ClubCorp Holdings, Inc.	399,735	$5,736,197	1.5%
Fox Factory Holding Corp. (I)	141,065	3,914,554	1.1%
Hyatt Hotels Corp., Class A (I)	66,966	3,700,541	1.0%
Kate Spade & Company (I)	206,926	3,863,308	1.0%
Marriott Vacations Worldwide Corp.	42,884	3,638,707	1.0%
Monro Muffler Brake, Inc.	61,037	3,491,316	0.9%
Panera Bread Company, Class A (I)	36,034	7,390,213	2.0%
Planet Fitness, Inc., Class A	273,627	5,499,903	1.5%
Steven Madden, Ltd. (I)	129,845	4,641,959	1.2%
Wingstop, Inc. (L)	122,276	3,618,147	1.0%
OTHER SECURITIES		4,211,368	1.1%
		49,706,213
Consumer staples - 0.8%		2,999,950	0.8%
Energy - 3.1%
WPX Energy, Inc. (I)	250,610	3,651,388	0.9%
OTHER SECURITIES		8,102,421	2.2%
		11,753,809
Financials - 9.1%
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	222,763	4,230,269	1.1%
MB Financial, Inc.	125,100	5,908,473	1.6%
Sterling Bancorp	263,379	6,163,069	1.6%
United Community Banks, Inc.	196,038	5,806,646	1.6%
WisdomTree Investments, Inc. (L)	311,011	3,464,663	0.9%
OTHER SECURITIES		8,351,738	2.3%
		33,924,858
Health care - 16.5%
Aerie Pharmaceuticals, Inc. (I)	100,826	3,816,264	1.0%
Align Technology, Inc. (I)	63,866	6,139,439	1.6%
Insulet Corp. (I)	177,660	6,694,229	1.8%
Nevro Corp. (I)	54,420	3,954,157	1.1%
TESARO, Inc. (I)(L)	33,341	4,483,698	1.2%
Veeva Systems, Inc., Class A (I)	106,819	4,347,533	1.2%
OTHER SECURITIES		32,345,230	8.6%
		61,780,550
Industrials - 17.4%
Advanced Drainage Systems, Inc.	205,764	4,238,738	1.1%
Altra Industrial Motion Corp.	161,231	5,949,424	1.6%
Applied Industrial Technologies, Inc.	78,920	4,687,848	1.3%
Clean Harbors, Inc. (I)	65,900	3,667,335	1.0%
Knight Transportation, Inc.	175,720	5,807,546	1.6%
Masonite International Corp. (I)	84,606	5,567,075	1.5%
Spirit Airlines, Inc. (I)	63,702	3,685,798	1.0%
Swift Transportation Company (I)	221,617	5,398,590	1.4%
The Middleby Corp. (I)	55,436	7,140,711	1.9%
WageWorks, Inc. (I)	49,661	3,600,423	1.0%
OTHER SECURITIES		15,196,758	4.0%
		64,940,246
Information technology - 28.0%
Arista Networks, Inc. (I)(L)	42,450	4,107,887	1.1%
Fair Isaac Corp.	47,792	5,697,761	1.5%
Gigamon, Inc. (I)	94,163	4,289,125	1.1%
GoDaddy, Inc., Class A (I)(L)	140,684	4,916,906	1.3%
HubSpot, Inc. (I)	80,861	3,800,467	1.0%
MACOM Technology Solutions
Holdings, Inc. (I)(L)	78,545	3,635,063	1.0%
Stamps.com, Inc. (I)(L)	33,380	3,827,017	1.0%
Telogis, Inc. (I)(R)	473,646	1,364,101	0.4%
The Ultimate Software Group, Inc. (I)	18,211	3,320,776	0.9%
Tower Semiconductor, Ltd. (I)	255,128	4,855,086	1.3%
WEX, Inc. (I)	32,244	3,598,430	1.0%

Small Cap Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information technology (continued)
Wix.com, Ltd. (I)	89,369	$3,981,384	1.1%
OTHER SECURITIES		57,396,788	15.3%
		104,790,791
Materials - 3.0%
Ingevity Corp. (I)	62,881	3,449,652	0.9%
Platform Specialty Products Corp. (I)	608,786	5,972,191	1.6%
OTHER SECURITIES		1,901,107	0.5%
		11,322,950
Real estate - 3.4%
CoreSite Realty Corp.	56,863	4,513,216	1.2%
Kennedy-Wilson Holdings, Inc.	217,399	4,456,680	1.2%
LaSalle Hotel Properties	121,154	3,691,562	1.0%
		12,661,458
Telecommunication services - 0.2%		565,751	0.2%
Utilities - 0.6%		2,189,303	0.6%
TOTAL COMMON STOCKS (Cost $322,962,105)		$356,635,879
PREFERRED SECURITIES - 2.9%
Consumer discretionary - 0.2%		868,458	0.2%
Information technology - 2.7%
Telogis, Inc. (I)(R)	645,027	2,554,307	0.7%
OTHER SECURITIES		7,460,192	2.0%
		10,014,499
TOTAL PREFERRED
SECURITIES (Cost $10,246,515)		$10,882,957
SECURITIES LENDING COLLATERAL - 8.9%
John Hancock Collateral Trust,
0.7390% (W)(Y)	3,312,862	33,150,150	8.9%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $33,151,701)		$33,150,150
SHORT-TERM INVESTMENTS - 1.6%
Repurchase agreement - 1.6%
Societe Generale SA Tri-Party
Repurchase Agreement dated
12/30/2016 at 0.500% to be
repurchased at $6,100,339 on
01/03/2017, collateralized by
$2,023,010 U.S. Treasury Notes,
1.000% - 1.125% due 02/15/2018
to 02/28/2021 (valued at
$2,031,168, including interest),
$2,736,400 U.S. Treasury Bonds,
2.500% due 02/15/2045 (valued
at $2,448,038, including interest),
$100 U.S. Treasury Bills,
0.000% due 12/07/2017 (valued
at $99, including interest) and
$1,674,746 Government National
Mortgage Association, 3.500%
due 11/20/2045 (valued at
$1,742,733, including interest),	$6,100,000	$6,100,000	1.6%
TOTAL SHORT-TERM
INVESTMENTS (Cost $6,100,000)		$6,100,000
Total Investments (Small Cap Growth Trust)
(Cost $372,460,321) - 108.8%		$406,768,986	108.8%
Other assets and liabilities, net - (8.8%)		(32,783,113)	(8.8)%
TOTAL NET ASSETS - 100.0%		$373,985,873	100.0%

The accompanying notes are an integral part of the financial statements.	82

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Small Cap Index Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 96.2%
Consumer discretionary - 12.1%
Jack in the Box, Inc.	8,687	$969,817	0.2%
Tenneco, Inc. (I)	15,068	941,298	0.2%
OTHER SECURITIES		61,433,287	11.7%
		63,344,402
Consumer staples - 2.9%		14,969,816	2.9%
Energy - 3.6%
Oasis Petroleum, Inc. (I)	62,608	947,885	0.2%
PDC Energy, Inc. (I)	14,948	1,084,926	0.2%
RSP Permian, Inc. (I)	26,241	1,170,873	0.2%
U.S. Silica Holdings, Inc.	19,909	1,128,442	0.2%
OTHER SECURITIES		14,667,340	2.8%
		18,999,466
Financials - 19.1%
Bank of the Ozarks, Inc.	23,739	1,248,434	0.2%
Chemical Financial Corp.	17,479	946,837	0.2%
IBERIABANK Corp.	11,805	988,669	0.2%
Investors Bancorp, Inc.	77,879	1,086,412	0.2%
MB Financial, Inc.	20,089	948,803	0.2%
MGIC Investment Corp. (I)	91,498	932,365	0.2%
New Residential
Investment Corp.	64,513	1,014,144	0.2%
PrivateBancorp, Inc.	20,820	1,128,236	0.2%
Prosperity Bancshares, Inc.	17,705	1,270,865	0.3%
Radian Group, Inc.	57,571	1,035,127	0.2%
Texas Capital Bancshares, Inc. (I)	13,341	1,045,934	0.2%
Umpqua Holdings Corp.	58,734	1,103,025	0.2%
Webster Financial Corp.	24,214	1,314,336	0.3%
Wintrust Financial Corp.	13,598	986,807	0.2%
OTHER SECURITIES		85,138,816	16.1%
		100,188,810
Health care - 11.7%
HealthSouth Corp.	23,562	971,697	0.2%
TESARO, Inc. (I)	7,678	1,032,537	0.2%
OTHER SECURITIES		59,328,527	11.3%
		61,332,761
Industrials - 14.0%
CLARCOR, Inc.	12,650	1,043,246	0.2%
Curtiss-Wright Corp.	11,744	1,155,140	0.2%
EMCOR Group, Inc.	16,077	1,137,609	0.2%
Teledyne Technologies, Inc. (I)	9,082	1,117,086	0.2%
Woodward, Inc.	14,156	977,472	0.2%
XPO Logistics, Inc. (I)	26,235	1,132,303	0.2%
OTHER SECURITIES		67,122,647	12.8%
		73,685,503
Information technology - 16.3%
Advanced Micro Devices, Inc. (I)	201,467	2,284,636	0.4%
Aspen Technology, Inc. (I)	20,805	1,137,617	0.2%
Cavium, Inc. (I)	17,287	1,079,400	0.2%
Cirrus Logic, Inc. (I)	16,637	940,656	0.2%
Fair Isaac Corp.	8,207	978,439	0.2%
j2 Global, Inc.	12,602	1,030,844	0.2%
MAXIMUS, Inc.	17,197	959,421	0.2%
Mentor Graphics Corp.	28,508	1,051,660	0.2%
Microsemi Corp. (I)	30,422	1,641,875	0.3%
Science Applications
International Corp.	11,270	955,696	0.2%
SYNNEX Corp.	7,789	942,625	0.2%

Small Cap Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information technology (continued)
Take-Two Interactive Software,
Inc. (I)	22,131	$1,090,837	0.2%
OTHER SECURITIES		71,624,864	13.6%
		85,718,570
Materials - 4.7%
Olin Corp.	44,301	1,134,549	0.2%
The Chemours Company	49,057	1,083,669	0.2%
OTHER SECURITIES		22,375,787	4.3%
		24,594,005
Real estate - 7.6%
Gramercy Property Trust	112,964	1,037,010	0.2%
Hudson Pacific Properties, Inc.	28,519	991,891	0.2%
Medical Properties Trust, Inc.	78,517	965,759	0.2%
OTHER SECURITIES		36,999,804	7.0%
		39,994,464
Telecommunication services - 0.7%		3,828,665	0.7%
Utilities - 3.5%
IDACORP, Inc.	13,409	1,080,095	0.2%
Portland General
Electric Company	23,738	1,028,568	0.2%
Southwest Gas Holdings, Inc.	12,540	960,815	0.2%
WGL Holdings, Inc.	13,481	1,028,331	0.2%
OTHER SECURITIES		14,136,386	2.7%
		18,234,195
TOTAL COMMON STOCKS (Cost $356,498,339)		$504,890,657
WARRANTS - 0.0%		47	0.0%
TOTAL WARRANTS (Cost $0)		$47
SECURITIES LENDING COLLATERAL - 3.8%
John Hancock Collateral Trust,
0.7390% (W)(Y)	2,018,243	20,195,545	3.8%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $20,197,369)		$20,195,545
SHORT-TERM INVESTMENTS - 4.1%
Repurchase agreement - 4.1%
Repurchase Agreement with State
Street Corp. dated 12/30/2016
at 0.030% to be repurchased at
$21,550,072 on 01/03/2017,
collateralized by $19,420,000
U.S. Treasury Bonds, 3.750%
due 11/15/2043 (valued at
$21,982,022,
including interest)	$21,550,000	21,550,000	4.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $21,550,000)		$21,550,000
Total Investments (Small Cap Index Trust)
(Cost $398,245,708) - 104.1%		$546,636,249	104.1%
Other assets and liabilities, net - (4.1%)		(21,579,033)	(4.1)%
TOTAL NET ASSETS - 100.0%		$525,057,216	100.0%

The accompanying notes are an integral part of the financial statements.	83

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Small Cap Opportunities Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.8%
Consumer discretionary - 12.6%
Boyd Gaming Corp. (I)	59,427	$1,198,643	0.6%
Helen of Troy, Ltd. (I)	15,431	1,303,148	0.6%
La-Z-Boy, Inc.	43,837	1,361,139	0.6%
Papa John’s International, Inc.	14,961	1,280,362	0.6%
Visteon Corp.	14,702	1,181,159	0.5%
OTHER SECURITIES		21,734,277	9.7%
		28,058,728
Consumer staples - 2.6%
Pinnacle Foods, Inc.	30,631	1,637,227	0.7%
OTHER SECURITIES		4,127,903	1.9%
		5,765,130
Energy - 7.4%
Energen Corp. (I)	22,548	1,300,343	0.6%
Forum Energy Technologies,
Inc. (I)	63,901	1,405,822	0.6%
Newfield Exploration
Company (I)	28,812	1,166,886	0.5%
RSP Permian, Inc. (I)	36,344	1,621,669	0.7%
OTHER SECURITIES		10,960,965	5.0%
		16,455,685
Financials - 22.1%
American Financial Group, Inc.	15,405	1,357,489	0.6%
Bank of the Ozarks, Inc.	26,202	1,377,963	0.6%
CNO Financial Group, Inc.	77,291	1,480,123	0.7%
E*TRADE Financial Corp. (I)	56,043	1,941,890	0.9%
Great Western Bancorp, Inc.	37,282	1,625,122	0.7%
IBERIABANK Corp.	19,810	1,659,088	0.8%
Pinnacle Financial Partners, Inc.	19,105	1,323,977	0.6%
Synovus Financial Corp. (I)	33,765	1,387,066	0.6%
The Hanover Insurance
Group, Inc.	17,615	1,603,141	0.7%
Webster Financial Corp.	28,032	1,521,577	0.7%
Western Alliance Bancorp (I)	28,657	1,395,882	0.6%
OTHER SECURITIES		32,455,170	14.6%
		49,128,488
Health care - 7.8%
Analogic Corp.	14,790	1,226,831	0.6%
Hill-Rom Holdings, Inc.	24,825	1,393,676	0.6%
Wright Medical Group NV (I)	51,484	1,183,102	0.5%
OTHER SECURITIES		13,505,672	6.1%
		17,309,281
Industrials - 20.1%
ABM Industries, Inc.	32,907	1,343,922	0.6%
Albany International
Corp., Class A	32,794	1,518,362	0.7%
Apogee Enterprises, Inc.	23,117	1,238,147	0.6%
EnerSys	15,851	1,237,963	0.6%
Generac Holdings, Inc. (I)	28,309	1,153,309	0.5%
Old Dominion Freight Line,
Inc. (I)	19,081	1,636,959	0.7%
SPX Corp. (I)	60,128	1,426,236	0.6%
Waste Connections, Inc.	15,475	1,216,180	0.5%
OTHER SECURITIES		34,033,659	15.3%
		44,804,737
Information technology - 17.1%
Blackbaud, Inc.	18,338	1,173,632	0.5%
Coherent, Inc. (I)	11,974	1,645,048	0.7%
Entegris, Inc. (I)	88,619	1,586,280	0.7%
Jack Henry & Associates, Inc.	14,211	1,261,653	0.6%

Small Cap Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information technology (continued)
MACOM Technology Solutions
Holdings, Inc. (I)	29,695	$1,374,285	0.6%
Microsemi Corp. (I)	31,968	1,725,313	0.8%
Take-Two Interactive Software,
Inc. (I)	32,619	1,607,791	0.7%
Tech Data Corp. (I)	16,118	1,364,872	0.6%
Tessera Holding Corp.	27,244	1,204,185	0.6%
Zebra Technologies Corp.,
Class A (I)	16,568	1,420,872	0.6%
OTHER SECURITIES		23,585,089	10.7%
		37,949,020
Materials - 5.5%
Eagle Materials, Inc.	13,573	1,337,348	0.6%
Graphic Packaging
Holding Company	122,102	1,523,833	0.7%
Minerals Technologies, Inc.	18,965	1,465,046	0.7%
Sensient Technologies Corp.	19,109	1,501,585	0.7%
OTHER SECURITIES		6,380,612	2.8%
		12,208,424
Real estate - 1.6%
CubeSmart	43,499	1,164,468	0.5%
OTHER SECURITIES		2,444,571	1.1%
		3,609,039
Telecommunication services - 1.1%
Iridium Communications,
Inc. (I)(L)	133,263	1,279,325	0.6%
OTHER SECURITIES		1,203,129	0.5%
		2,482,454
Utilities - 0.9%
UGI Corp.	31,399	1,446,866	0.6%
OTHER SECURITIES		651,407	0.3%
		2,098,273
TOTAL COMMON STOCKS (Cost $184,891,140)		$219,869,259
SECURITIES LENDING COLLATERAL - 1.9%
John Hancock Collateral Trust,
0.7390% (W)(Y)	429,645	4,299,242	1.9%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $4,299,470)		$4,299,242
SHORT-TERM INVESTMENTS - 1.2%
Money market funds - 1.2%
State Street Institutional Treasury
Money Market Fund, Premier
Class, 0.3977% (Y)	2,737,221	2,737,221	1.2%
TOTAL SHORT-TERM
INVESTMENTS (Cost $2,737,221)		$2,737,221
Total Investments (Small Cap Opportunities Trust)
(Cost $191,927,831) - 101.9%		$226,905,722	101.9%
Other assets and liabilities, net - (1.9%)		(4,279,960)	(1.9)%
TOTAL NET ASSETS - 100.0%		$222,625,762	100.0%

The accompanying notes are an integral part of the financial statements.	84

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Small Cap Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 97.6%
Consumer discretionary - 4.4%
Fred’s, Inc., Class A (L)	614,942	$11,413,324	1.6%
The Cato Corp., Class A	260,256	7,828,500	1.1%
OTHER SECURITIES		12,621,728	1.7%
		31,863,552
Consumer staples - 4.1%
C&C Group PLC	2,178,123	8,811,835	1.2%
Cranswick PLC	360,893	10,411,671	1.5%
Smart & Final Stores, Inc. (I)(L)	681,944	9,615,410	1.3%
OTHER SECURITIES		877,859	0.1%
		29,716,775
Energy - 4.8%
SEACOR Holdings, Inc. (I)	152,478	10,868,632	1.5%
OTHER SECURITIES		24,211,769	3.3%
		35,080,401
Financials - 21.1%
First Busey Corp.	284,303	8,750,846	1.2%
First Midwest Bancorp, Inc.	654,481	16,512,556	2.3%
Flushing Financial Corp.	310,986	9,139,879	1.2%
Great Western Bancorp, Inc.	310,646	13,541,059	1.9%
Hancock Holding Company	346,510	14,934,581	2.0%
International Bancshares Corp.	435,774	17,779,579	2.4%
Kemper Corp.	190,520	8,440,036	1.2%
MB Financial, Inc.	317,378	14,989,763	2.1%
Northwest Bancshares, Inc.	844,920	15,233,908	2.1%
Webster Financial Corp.	382,310	20,751,787	2.8%
OTHER SECURITIES		13,201,813	1.9%
		153,275,807
Health care - 7.5%
Allscripts Healthcare Solutions,
Inc. (I)	872,703	8,910,298	1.2%
Charles River Laboratories
International, Inc. (I)	110,450	8,415,186	1.2%
Envision Healthcare Corp. (I)	117,970	7,466,321	1.0%
Haemonetics Corp. (I)	283,440	11,394,288	1.6%
OTHER SECURITIES		18,491,251	2.5%
		54,677,344
Industrials - 32.2%
ACCO Brands Corp. (I)	857,190	11,186,330	1.5%
Albany International
Corp., Class A	374,874	17,356,666	2.4%
CIRCOR International, Inc.	140,802	9,135,234	1.3%
Cubic Corp.	296,820	14,232,519	2.0%
ESCO Technologies, Inc.	246,152	13,944,511	1.9%
Essendant, Inc.	481,138	10,055,784	1.4%
FTI Consulting, Inc. (I)	320,915	14,466,848	2.0%
GATX Corp. (L)	185,080	11,397,226	1.6%
Matthews International Corp.,
Class A	187,600	14,417,060	2.0%
Mistras Group, Inc. (I)	367,283	9,431,827	1.3%
Mueller Industries, Inc.	532,800	21,290,688	2.9%
Primoris Services Corp.	365,820	8,333,380	1.1%
SP Plus Corp. (I)	433,508	12,203,250	1.7%
Thermon Group Holdings, Inc. (I)	488,150	9,318,784	1.3%
TriMas Corp. (I)	644,991	15,157,289	2.1%
Tyman PLC	2,437,789	8,301,918	1.1%
OTHER SECURITIES		33,961,289	4.6%
		234,190,603
Information technology - 9.0%
Belden, Inc.	261,839	19,577,702	2.7%
CTS Corp.	325,810	7,298,144	1.0%

Small Cap Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information technology (continued)
Diebold Nixdorf, Inc.	329,100	$8,276,865	1.1%
Forrester Research, Inc.	266,763	11,457,471	1.6%
WNS Holdings, Ltd., ADR (I)	277,349	7,640,965	1.1%
OTHER SECURITIES		10,838,528	1.5%
		65,089,675
Materials - 6.2%
Deltic Timber Corp.	148,756	11,464,625	1.6%
Greif, Inc., Class A	251,610	12,910,109	1.8%
Sensient Technologies Corp.	187,790	14,756,538	2.0%
OTHER SECURITIES		5,649,997	0.8%
		44,781,269
Real estate - 5.2%
Corporate Office Properties Trust	242,417	7,568,259	1.0%
Education Realty Trust, Inc.	198,033	8,376,796	1.2%
Summit Hotel Properties, Inc.	532,629	8,538,043	1.2%
OTHER SECURITIES		13,627,240	1.8%
		38,110,338
Utilities - 3.1%
Spire, Inc.	110,530	7,134,712	1.0%
WGL Holdings, Inc.	114,390	8,725,669	1.2%
OTHER SECURITIES		6,622,317	0.9%
		22,482,698
TOTAL COMMON STOCKS (Cost $517,515,273)		$709,268,462
SECURITIES LENDING COLLATERAL - 3.0%
John Hancock Collateral Trust,
0.7390% (W)(Y)	2,195,660	21,970,867	3.0%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $21,971,767)		$21,970,867
SHORT-TERM INVESTMENTS - 3.0%
Repurchase agreement - 3.0%
Bank of America Tri-Party
Repurchase Agreement dated
12/30/2016 at 0.480% to be
repurchased at $21,601,152 on
01/03/2017, collateralized by
$20,362,209 Government
National Mortgage
Association, 2.526% - 4.551%
due 03/20/2065 to 11/20/2066
(valued at $22,032,000,
including interest)	$21,600,000	21,600,000	3.0%
TOTAL SHORT-TERM
INVESTMENTS (Cost $21,600,000)		$21,600,000
Total Investments (Small Cap Value Trust)
(Cost $561,087,040) - 103.6%		$752,839,329	103.6%
Other assets and liabilities, net - (3.6%)		(26,131,766)	(3.6)%
TOTAL NET ASSETS - 100.0%		$726,707,563	100.0%

The accompanying notes are an integral part of the financial statements.	85

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Small Company Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 96.3%
Consumer discretionary - 11.3%
Brunswick Corp.	17,561	$957,777	0.8%
Dunkin’ Brands Group, Inc.	18,551	972,814	0.8%
Jack in the Box, Inc.	8,637	964,235	0.8%
Pool Corp.	11,134	1,161,722	1.0%
Texas Roadhouse, Inc.	20,867	1,006,624	0.9%
OTHER SECURITIES		8,042,206	7.0%
		13,105,378
Consumer staples - 2.6%
B&G Foods, Inc.	21,767	953,395	0.8%
Lancaster Colony Corp.	9,856	1,393,540	1.2%
OTHER SECURITIES		650,695	0.6%
		2,997,630
Energy - 4.9%
Centennial Resource
Development, Inc.,
Class A (I)(L)	58,979	1,163,066	1.0%
Energen Corp. (I)	19,834	1,143,827	1.0%
Parsley Energy, Inc., Class A (I)	35,435	1,248,729	1.1%
Patterson-UTI Energy, Inc.	46,364	1,248,119	1.1%
OTHER SECURITIES		863,388	0.7%
		5,667,129
Financials - 7.1%
American Financial Group, Inc.	11,089	977,163	0.8%
Cathay General Bancorp	29,886	1,136,565	1.0%
Cullen/Frost Bankers, Inc.	12,119	1,069,259	0.9%
MB Financial, Inc.	23,983	1,132,717	1.0%
OTHER SECURITIES		3,861,456	3.4%
		8,177,160
Health care - 20.9%
Align Technology, Inc. (I)	11,003	1,057,718	0.9%
Bio-Techne Corp.	9,497	976,577	0.8%
Exelixis, Inc. (I)	98,044	1,461,836	1.3%
HealthEquity, Inc. (I)	32,857	1,331,366	1.2%
Hill-Rom Holdings, Inc.	19,370	1,087,432	0.9%
NxStage Medical, Inc. (I)	46,569	1,220,573	1.1%
OTHER SECURITIES		17,073,482	14.7%
		24,208,984
Industrials - 16.2%
Acuity Brands, Inc.	5,506	1,271,115	1.1%
AO Smith Corp.	21,702	1,027,590	0.9%
John Bean Technologies Corp.	12,586	1,081,767	0.9%
Knight Transportation, Inc.	38,242	1,263,898	1.1%
Old Dominion Freight Line,
Inc. (I)	13,980	1,199,344	1.0%
Swift Transportation Company (I)	40,444	985,216	0.8%
TransDigm Group, Inc.	3,859	960,737	0.8%
Wabtec Corp.	11,880	986,278	0.8%
OTHER SECURITIES		9,940,881	8.8%
		18,716,826
Information technology - 27.0%
Aspen Technology, Inc. (I)	23,189	1,267,975	1.1%
Booz Allen Hamilton
Holding Corp.	36,039	1,299,927	1.1%
Cognex Corp.	20,650	1,313,753	1.1%
CommVault Systems, Inc. (I)	19,624	1,008,674	0.9%
CoStar Group, Inc. (I)	5,121	965,257	0.8%
Euronet Worldwide, Inc. (I)	14,404	1,043,279	0.9%
Fair Isaac Corp.	9,942	1,185,285	1.0%
Littelfuse, Inc.	6,797	1,031,581	0.9%

Small Company Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information technology (continued)
Manhattan Associates, Inc. (I)	18,619	$987,366	0.9%
MicroStrategy, Inc., Class A (I)	6,222	1,228,223	1.1%
MKS Instruments, Inc.	24,082	1,430,471	1.2%
Monolithic Power Systems, Inc.	18,411	1,508,413	1.3%
Power Integrations, Inc.	17,048	1,156,707	1.0%
Silicon Laboratories, Inc. (I)	17,116	1,112,540	1.0%
Take-Two Interactive Software,
Inc. (I)	25,063	1,235,355	1.1%
The Ultimate Software Group,
Inc. (I)	6,217	1,133,670	1.0%
Zebra Technologies Corp.,
Class A (I)	12,864	1,103,217	1.0%
OTHER SECURITIES		11,230,454	9.6%
		31,242,147
Materials - 3.1%
Berry Plastics Group, Inc. (I)	24,804	1,208,699	1.0%
Martin Marietta Materials, Inc.	6,672	1,478,048	1.3%
OTHER SECURITIES		868,668	0.8%
		3,555,415
Real estate - 1.9%		2,272,907	1.9%
Telecommunication services - 1.3%
SBA Communications Corp.,
Class A (I)	14,547	1,502,123	1.3%
TOTAL COMMON STOCKS (Cost $90,850,467)		$111,445,699
SECURITIES LENDING COLLATERAL - 4.1%
John Hancock Collateral Trust,
0.7390% (W)(Y)	479,835	4,801,468	4.1%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $4,801,732)		$4,801,468
SHORT-TERM INVESTMENTS - 4.0%
Money market funds - 4.0%
State Street Institutional Treasury
Money Market Fund, Premier
Class, 0.3977% (Y)	4,611,794	4,611,794	4.0%
TOTAL SHORT-TERM
INVESTMENTS (Cost $4,611,794)		$4,611,794
Total Investments (Small Company Growth Trust)
(Cost $100,263,993) - 104.4%		$120,858,961	104.4%
Other assets and liabilities, net - (4.4%)		(5,134,952)	(4.4)%
TOTAL NET ASSETS - 100.0%		$115,724,009	100.0%

Small Company Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.0%
Consumer discretionary - 11.4%
Aaron’s, Inc.	75,600	$2,418,444	0.8%
Capella Education Company	26,800	2,353,040	0.8%
Dorman Products, Inc. (I)	33,400	2,440,204	0.8%
LCI Industries	31,600	3,404,900	1.2%
Pool Corp.	28,500	2,973,690	1.0%
OTHER SECURITIES		19,078,973	6.8%
		32,669,251

The accompanying notes are an integral part of the financial statements.	86

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer staples - 3.6%		$10,198,610	3.6%
Energy - 4.1%
Matador Resources
Company (I)(L)	92,600	2,385,376	0.8%
WPX Energy, Inc. (I)	146,800	2,138,876	0.7%
OTHER SECURITIES		7,241,473	2.6%
		11,765,725
Financials - 30.2%
BankUnited, Inc.	92,000	3,467,480	1.2%
Beneficial Bancorp, Inc. (I)	117,840	2,168,256	0.8%
Columbia Banking System, Inc.	77,500	3,462,700	1.2%
East West Bancorp, Inc.	91,000	4,625,530	1.6%
Glacier Bancorp, Inc.	74,100	2,684,643	0.9%
Home BancShares, Inc.	235,500	6,539,835	2.3%
Hope Bancorp, Inc.	97,700	2,138,653	0.8%
National Bank Holdings
Corp., Class A	69,800	2,225,922	0.8%
Popular, Inc.	68,500	3,001,670	1.1%
ProAssurance Corp.	54,800	3,079,760	1.1%
Prosperity Bancshares, Inc.	48,600	3,488,508	1.2%
Radian Group, Inc.	136,900	2,461,462	0.9%
SVB Financial Group (I)	23,100	3,965,346	1.4%
Texas Capital Bancshares, Inc. (I)	25,700	2,014,880	0.7%
Towne Bank	95,200	3,165,400	1.1%
United Financial Bancorp, Inc.	117,000	2,124,720	0.7%
Webster Financial Corp.	44,250	2,401,890	0.8%
Wintrust Financial Corp.	31,900	2,314,983	0.8%
OTHER SECURITIES		30,825,222	10.8%
		86,156,860
Health care - 6.6%
Atrion Corp.	5,820	2,951,904	1.0%
Haemonetics Corp. (I)	50,100	2,014,020	0.7%
Halyard Health, Inc. (I)	57,300	2,118,954	0.8%
WellCare Health Plans, Inc. (I)	14,800	2,028,784	0.7%
West Pharmaceutical
Services, Inc.	41,400	3,511,962	1.2%
OTHER SECURITIES		6,057,314	2.2%
		18,682,938
Industrials - 12.7%
Aegion Corp. (I)	88,000	2,085,600	0.7%
Beacon Roofing Supply, Inc. (I)	45,900	2,114,613	0.7%
ESCO Technologies, Inc.	48,100	2,724,865	1.0%
Landstar System, Inc.	52,400	4,469,720	1.6%
Navigant Consulting, Inc. (I)	84,500	2,212,210	0.8%
OTHER SECURITIES		22,772,461	7.9%
		36,379,469
Information technology - 10.5%
Belden, Inc.	51,900	3,880,563	1.4%
Knowles Corp. (I)	124,600	2,082,066	0.7%
Littelfuse, Inc.	26,200	3,976,374	1.4%
SYNNEX Corp.	19,600	2,371,992	0.8%
OTHER SECURITIES		17,647,905	6.2%
		29,958,900
Materials - 4.9%
Clearwater Paper Corp. (I)	36,300	2,379,465	0.9%
Minerals Technologies, Inc.	37,900	2,927,775	1.0%
OTHER SECURITIES		8,630,172	3.0%
		13,937,412
Real estate - 8.1%
Acadia Realty Trust	62,200	2,032,696	0.7%

Small Company Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Real estate (continued)
Cedar Realty Trust, Inc.	310,513	$2,027,650	0.7%
EastGroup Properties, Inc.	32,600	2,407,184	0.8%
Saul Centers, Inc.	30,200	2,011,622	0.7%
OTHER SECURITIES		14,667,592	5.2%
		23,146,744
Utilities - 5.9%
Chesapeake Utilities Corp.	35,100	2,349,945	0.8%
NorthWestern Corp.	39,500	2,246,365	0.8%
ONE Gas, Inc.	46,800	2,993,326	1.0%
PNM Resources, Inc.	89,600	3,073,280	1.1%
OTHER SECURITIES		6,211,063	2.2%
		16,873,979
TOTAL COMMON STOCKS (Cost $183,899,102)		$279,769,888
SECURITIES LENDING COLLATERAL - 2.3%
John Hancock Collateral Trust,
0.7390% (W)(Y)	653,336	6,537,609	2.3%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $6,537,915)		$6,537,609
SHORT-TERM INVESTMENTS - 1.2%
Money market funds - 1.2%
T. Rowe Price Government
Money Fund, 0.4456% (Y)	2,926,326	2,926,326	1.0%
OTHER SECURITIES		586,218	0.2%
TOTAL SHORT-TERM
INVESTMENTS (Cost $3,512,544)		$3,512,544
Total Investments (Small Company Value Trust)
(Cost $193,949,561) - 101.5%		$289,820,041	101.5%
Other assets and liabilities, net - (1.5%)		(4,246,405)	(1.5)%
TOTAL NET ASSETS - 100.0%		$285,573,636	100.0%

Strategic Equity Allocation Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 96.8%
Consumer discretionary - 11.7%
Amazon.com, Inc. (I)	126,420	$94,798,565	0.9%
Comcast Corp., Class A	763,914	52,748,262	0.5%
McDonald’s Corp.	266,190	32,400,647	0.3%
The Home Depot, Inc.	390,510	52,359,581	0.5%
The Walt Disney Company	469,304	48,910,863	0.5%
Toyota Motor Corp.	752,800	44,135,456	0.4%
OTHER SECURITIES		974,784,378	8.6%
		1,300,137,752
Consumer staples - 9.0%
Altria Group, Inc.	625,233	42,278,255	0.4%
Nestle SA	877,373	62,852,866	0.6%
PepsiCo, Inc.	459,766	48,105,317	0.4%
Philip Morris International, Inc.	497,238	45,492,305	0.4%
The Coca-Cola Company	1,244,249	51,586,564	0.5%
The Procter & Gamble Company	857,831	72,126,430	0.7%
Wal-Mart Stores, Inc.	482,718	33,365,468	0.3%
OTHER SECURITIES		645,226,217	5.7%
		1,001,033,422
Energy - 6.3%
BP PLC	5,295,813	33,169,936	0.3%

The accompanying notes are an integral part of the financial statements.	87

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Energy (continued)
Chevron Corp.	605,145	$71,225,567	0.7%
Exxon Mobil Corp.	1,329,225	119,975,849	1.1%
Royal Dutch Shell PLC, A Shares	1,219,559	33,664,110	0.3%
Royal Dutch Shell PLC, B Shares	1,055,939	30,339,131	0.3%
Schlumberger, Ltd.	446,035	37,444,638	0.4%
TOTAL SA	635,126	32,576,948	0.3%
OTHER SECURITIES		341,051,927	2.9%
		699,448,106
Financials - 16.7%
Bank of America Corp.	3,239,206	71,586,453	0.7%
Berkshire Hathaway, Inc.,
Class B (I)	608,711	99,207,719	0.9%
Citigroup, Inc.	913,424	54,284,788	0.5%
HSBC Holdings PLC	5,608,477	45,252,615	0.4%
JPMorgan Chase & Co.	1,147,029	98,977,132	0.9%
State Street Corp.	116,248	9,034,795	0.1%
Wells Fargo & Company	1,448,826	79,844,801	0.7%
OTHER SECURITIES		1,394,724,337	12.5%
		1,852,912,640
Health care - 11.8%
AbbVie, Inc.	520,918	32,619,885	0.3%
Amgen, Inc.	238,459	34,865,090	0.3%
Bristol-Myers Squibb Company	535,718	31,307,360	0.3%
Johnson & Johnson	872,125	100,477,521	0.9%
Medtronic PLC	440,142	31,351,315	0.3%
Merck & Company, Inc.	883,864	52,033,074	0.5%
Novartis AG	629,553	45,783,260	0.4%
Pfizer, Inc.	1,945,309	63,183,636	0.6%
Roche Holding AG	198,069	45,150,337	0.4%
UnitedHealth Group, Inc.	305,171	48,839,567	0.5%
OTHER SECURITIES		829,102,604	7.3%
		1,314,713,649
Industrials - 11.6%
3M Company	192,820	34,431,867	0.3%
General Electric Company	2,835,632	89,605,971	0.8%
OTHER SECURITIES		1,164,096,616	10.5%
		1,288,134,454
Information technology - 15.0%
Alphabet, Inc., Class A (I)	94,909	75,210,637	0.7%
Alphabet, Inc., Class C (I)	95,132	73,424,780	0.7%
Apple, Inc.	1,709,257	197,966,146	1.8%
Cisco Systems, Inc.	1,609,033	48,624,977	0.5%
Facebook, Inc., Class A (I)	750,356	86,328,458	0.8%
IBM Corp.	277,366	46,039,982	0.4%
Intel Corp.	1,519,143	55,099,317	0.5%
Mastercard, Inc., Class A	305,138	31,505,499	0.3%
Microsoft Corp.	2,492,402	154,877,860	1.4%
Oracle Corp.	960,667	36,937,646	0.3%
Visa, Inc., A Shares	598,700	46,710,574	0.4%
OTHER SECURITIES		822,039,540	7.2%
		1,674,765,416
Materials - 4.7%		520,914,257	4.7%
Real estate - 3.8%		419,939,413	3.8%
Telecommunication services - 2.9%
AT&T, Inc.	1,968,540	83,722,006	0.8%
Verizon Communications, Inc.	1,306,810	69,757,518	0.6%
OTHER SECURITIES		169,387,786	1.5%
		322,867,310

Strategic Equity Allocation Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Utilities - 3.3%		$367,957,993	3.3%
TOTAL COMMON STOCKS (Cost $8,293,582,288)		$10,762,824,412
PREFERRED SECURITIES - 0.2%
Consumer discretionary - 0.1%		11,570,124	0.1%
Consumer staples - 0.1%		5,980,202	0.1%
Materials - 0.0%		835,189	0.0%
TOTAL PREFERRED
SECURITIES (Cost $19,083,291)		$18,385,515
RIGHTS - 0.0%		785	0.0%
TOTAL RIGHTS (Cost $11,332)		$785
SECURITIES LENDING COLLATERAL - 0.8%
John Hancock Collateral Trust,
0.7390% (W)(Y)	9,037,057	90,429,313	0.8%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $90,432,449)		$90,429,313
SHORT-TERM INVESTMENTS - 2.5%
Repurchase agreement - 2.5%
Repurchase Agreement with State
Street Corp. dated 12/30/2016
at 0.030% to be repurchased at
$279,330,931 on 01/03/2017,
collateralized by $251,725,000
U.S. Treasury Bonds, 3.750%
due 11/15/2043 (valued at
$284,934,324,
including interest)	$279,330,000	279,330,000	2.5%
TOTAL SHORT-TERM
INVESTMENTS (Cost $279,330,000)		$279,330,000
Total Investments (Strategic Equity Allocation
Trust) (Cost $8,682,439,360) - 100.3%		$11,150,970,025	100.3%
Other assets and liabilities, net - (0.3%)		(33,516,068)	(0.3)%
TOTAL NET ASSETS - 100.0%		$11,117,453,957	100.0%

Total Stock Market Index Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 94.5%
Consumer discretionary - 12.2%
Amazon.com, Inc. (I)	11,265	$8,447,286	1.3%
Comcast Corp., Class A	57,947	4,001,240	0.6%
McDonald’s Corp.	20,951	2,550,156	0.4%
The Home Depot, Inc.	29,704	3,982,712	0.6%
The Walt Disney Company	38,739	4,037,379	0.6%
OTHER SECURITIES		54,934,910	8.7%
		77,953,683
Consumer staples - 8.6%
Altria Group, Inc.	46,743	3,160,762	0.5%
PepsiCo, Inc.	34,497	3,609,421	0.6%
Philip Morris International, Inc.	37,065	3,391,077	0.5%
The Coca-Cola Company	103,340	4,284,476	0.7%
The Kraft Heinz Company	29,037	2,535,511	0.4%
The Procter & Gamble Company	63,597	5,347,236	0.8%
Wal-Mart Stores, Inc.	74,412	5,143,357	0.8%
Walgreens Boots Alliance, Inc.	26,164	2,165,333	0.4%
OTHER SECURITIES		25,454,372	3.9%
		55,091,545

The accompanying notes are an integral part of the financial statements.	88

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Energy - 7.4%
Chevron Corp.	44,980	$5,294,146	0.8%
Exxon Mobil Corp.	98,990	8,934,837	1.4%
Schlumberger, Ltd.	33,218	2,788,651	0.5%
OTHER SECURITIES		30,663,292	4.7%
		47,680,926
Financials - 14.8%
Bank of America Corp.	245,370	5,422,677	0.9%
Berkshire Hathaway,Inc.,
Class B (I)	59,980	9,775,540	1.5%
Citigroup, Inc.	70,094	4,165,686	0.7%
JPMorgan Chase & Co.	87,299	7,533,031	1.2%
State Street Corp.	9,455	734,843	0.1%
The Goldman Sachs Group, Inc.	9,909	2,372,710	0.4%
Wells Fargo & Company	121,225	6,680,710	1.1%
OTHER SECURITIES		57,889,848	8.9%
		94,575,045
Health care - 11.5%
AbbVie, Inc.	40,100	2,511,062	0.4%
Amgen, Inc.	17,930	2,621,545	0.4%
Bristol-Myers Squibb Company	39,851	2,328,892	0.4%
Celgene Corp. (I)	18,495	2,140,796	0.4%
Gilead Sciences, Inc.	31,794	2,276,768	0.4%
Johnson & Johnson	65,686	7,567,684	1.2%
Merck & Company, Inc.	66,083	3,890,306	0.6%
Pfizer, Inc.	144,797	4,703,007	0.8%
UnitedHealth Group, Inc.	22,717	3,635,629	0.6%
OTHER SECURITIES		41,789,223	6.3%
		73,464,912
Industrials - 9.9%
3M Company	14,484	2,586,408	0.4%
General Electric Company	219,602	6,939,423	1.1%
The Boeing Company	15,224	2,370,072	0.4%
United Parcel Service,
Inc., Class B	21,060	2,414,318	0.4%
United Technologies Corp.	20,010	2,193,496	0.4%
OTHER SECURITIES		47,106,945	7.2%
		63,610,662
Information technology - 18.3%
Alphabet, Inc., Class C (I)	16,434	12,684,090	2.0%
Apple, Inc.	130,814	15,150,877	2.4%
Cisco Systems, Inc.	120,160	3,631,235	0.6%
Facebook, Inc., Class A (I)	68,292	7,856,995	1.2%
IBM Corp.	22,918	3,804,159	0.6%
Intel Corp.	112,806	4,091,474	0.7%
Mastercard, Inc., Class A	26,243	2,709,590	0.4%
Microsoft Corp.	187,697	11,663,492	1.8%
Oracle Corp.	99,087	3,809,895	0.6%
QUALCOMM, Inc.	35,115	2,289,498	0.4%
Visa, Inc., A Shares	51,786	4,040,344	0.6%
OTHER SECURITIES		45,729,825	7.0%
		117,461,474
Materials - 3.0%		19,279,171	3.0%
Real estate - 3.6%		23,316,256	3.6%
Telecommunication services - 2.4%
AT&T, Inc.	147,033	6,253,313	1.0%
Verizon Communications, Inc.	97,344	5,196,223	0.8%
OTHER SECURITIES		3,883,187	0.6%
		15,332,723

Total Stock Market Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Utilities - 2.8%		$18,148,427	2.8%
TOTAL COMMON STOCKS (Cost $337,938,290)		$605,914,824
CONVERTIBLE BONDS - 0.0%
Health care - 0.0%		481	0.0%
TOTAL CONVERTIBLE BONDS (Cost $779)		$481
WARRANTS - 0.0%		2,103	0.0%
TOTAL WARRANTS (Cost $19,078)		$2,103
SECURITIES LENDING COLLATERAL - 1.1%
John Hancock Collateral Trust,
0.7390% (W)(Y)	677,052	6,774,920	1.1%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $6,775,409)		$6,774,920
SHORT-TERM INVESTMENTS - 6.1%
Repurchase agreement - 6.1%
Repurchase Agreement with State
Street Corp. dated 12/30/2016
at 0.030% to be repurchased at
$39,180,131 on 01/03/2017,
collateralized by $35,545,000
U.S. Treasury Bonds, 3.625% -
3.750% due 11/15/2043 to
02/15/2044 (valued at
$39,963,657, including interest)	$39,180,000	39,180,000	6.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $39,180,000)		$39,180,000
Total Investments (Total Stock Market Index
Trust) (Cost $383,913,556) - 101.7%		$651,872,328	101.7%
Other assets and liabilities, net - (1.7%)		(10,620,407)	(1.7)%
TOTAL NET ASSETS - 100.0%		$641,251,921	100.0%

Utilities Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 87.5%
Consumer discretionary - 5.5%
Charter Communications, Inc.,
Class A (I)	30,509	$8,784,151	2.7%
Comcast Corp., Class A	85,727	5,919,449	1.9%
OTHER SECURITIES		2,921,688	0.9%
		17,625,288
Energy - 16.9%
Cheniere Energy, Inc. (I)	57,365	2,376,632	0.7%
Enbridge, Inc.	129,087	5,432,105	1.7%
Energy Transfer Partners LP	163,345	5,849,384	1.8%
Enterprise Products Partners LP	279,575	7,559,708	2.4%
EQT Midstream Partners LP	58,038	4,450,354	1.4%
Plains GP Holdings LP, Class A	71,859	2,492,070	0.8%
Sunoco Logistics Partners LP	121,671	2,922,537	0.9%
The Williams Companies, Inc.	102,024	3,177,027	1.0%
TransCanada Corp.	70,324	3,170,905	1.0%
Western Gas Equity Partners LP	54,851	2,322,940	0.7%
Williams Partners LP	76,366	2,904,199	0.9%
OTHER SECURITIES		11,368,168	3.6%
		54,026,029

The accompanying notes are an integral part of the financial statements.	89

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Utilities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Industrials - 0.6%		$2,102,022	0.6%
Real estate - 1.5%
American Tower Corp.	45,384	4,796,181	1.5%
Telecommunication services - 10.0%
BT Group PLC	492,064	2,221,324	0.7%
Com Hem Holding AB	650,365	6,196,591	1.9%
Hellenic Telecommunications
Organization SA	254,347	2,388,655	0.7%
Koninklijke KPN NV	794,991	2,350,886	0.7%
Orange SA	162,671	2,466,737	0.8%
SBA Communications Corp.,
Class A (I)	24,070	2,485,468	0.8%
OTHER SECURITIES		13,876,121	4.4%
		31,985,782
Utilities - 53.0%
AES Corp.	467,004	5,426,586	1.7%
Ameren Corp.	61,993	3,252,153	1.0%
American Electric Power
Company, Inc.	113,359	7,137,083	2.2%
Avangrid, Inc.	81,064	3,070,704	1.0%
Calpine Corp. (I)	621,077	7,098,910	2.2%
China Resources Gas Group, Ltd.	1,244,000	3,485,100	1.1%
Dominion Resources, Inc.	29,513	2,260,401	0.7%
DTE Energy Company	39,283	3,869,768	1.2%
Dynegy, Inc. (I)	430,447	3,641,582	1.1%
Edison International	49,600	3,570,704	1.1%
EDP - Energias de Portugal SA	2,116,199	6,440,749	2.0%
EDP Renovaveis SA	1,557,677	9,892,997	3.1%
Enel SpA	1,998,523	8,784,903	2.8%
Engie SA	205,215	2,612,170	0.8%
Exelon Corp.	354,982	12,598,311	3.9%
Great Plains Energy, Inc.	51,571	1,410,467	0.5%
Iberdrola SA	603,898	3,954,254	1.2%
NextEra Energy Partners LP	119,601	3,054,610	1.0%
NextEra Energy, Inc.	127,329	15,210,722	4.8%
NRG Energy, Inc.	398,452	4,885,022	1.5%
NRG Yield, Inc., Class A	144,768	2,223,636	0.7%
NRG Yield, Inc., Class C (L)	128,504	2,030,363	0.6%
PG&E Corp.	164,685	10,007,907	3.1%
PPL Corp.	344,867	11,742,721	3.7%
Public Service Enterprise
Group, Inc.	66,174	2,903,715	0.9%
Sempra Energy	116,320	11,706,443	3.7%
SSE PLC	229,475	4,381,609	1.4%
OTHER SECURITIES		12,892,513	4.0%
		169,546,103
TOTAL COMMON STOCKS (Cost $296,209,147)		$280,081,405
PREFERRED SECURITIES - 9.1%
Energy - 1.0%
Anadarko Petroleum Corp.,
7.500% (L)	62,813	2,597,318	0.8%
OTHER SECURITIES		471,224	0.2%
		3,068,542
Real estate - 0.5%
American Tower Corp., 5.500%	16,542	1,728,639	0.5%
Telecommunication services - 0.8%
Frontier Communications
Corp., 11.125%	35,416	2,517,369	0.8%
Utilities - 6.8%
Dominion Resources, Inc., 6.375%	51,179	2,562,021	0.8%
Dominion Resources, Inc., 6.750%	35,378	1,790,127	0.6%

Utilities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
PREFERRED SECURITIES (continued)
Utilities (continued)
Dynegy, Inc., 5.375%	44,486	$1,437,343	0.4%
Dynegy, Inc., 7.000%	13,720	852,561	0.3%
Exelon Corp., 6.500%	174,156	8,430,892	2.6%
Great Plains Energy, Inc., 7.000%	22,840	1,155,704	0.4%
NextEra Energy, Inc., 6.123%	59,610	2,919,698	0.9%
NextEra Energy, Inc., 6.371%	32,851	1,880,720	0.6%
OTHER SECURITIES		728,885	0.2%
		21,757,951
TOTAL PREFERRED
SECURITIES (Cost $33,676,022)		$29,072,501
SECURITIES LENDING COLLATERAL - 1.1%
John Hancock Collateral Trust,
0.7390% (W)(Y)	364,846	3,650,832	1.1%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,650,977)		$3,650,832
SHORT-TERM INVESTMENTS - 2.6%
U.S. Government Agency - 1.5%
Federal Home Loan Bank
Discount Note
0.300%, 01/03/2017 *	$4,750,000	4,749,921	1.5%
Repurchase agreement - 1.1%
Repurchase Agreement with State
Street Corp. dated 12/30/2016
at 0.030% to be repurchased at
$3,441,011 on 01/03/2017,
collateralized by $3,360,000
U.S. Treasury Notes, 3.125%
due 05/15/2019 (valued at
$3,514,459, including interest)	3,441,000	3,441,000	1.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $8,190,921)		$8,190,921
Total Investments (Utilities Trust)
(Cost $341,727,067) - 100.3%		$320,995,659	100.3%
Other assets and liabilities, net - (0.3%)		(960,065)	(0.3)%
TOTAL NET ASSETS - 100.0%		$320,035,594	100.0%

Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.5%
Consumer discretionary - 8.2%
Advance Auto Parts, Inc.	81,742	$13,824,207	2.6%
Royal Caribbean Cruises, Ltd.	217,537	17,846,733	3.4%
Scripps Networks Interactive,
Inc., Class A	164,099	11,711,746	2.2%
		43,382,686
Consumer staples - 2.4%
Conagra Brands, Inc.	324,522	12,834,845	2.4%
Energy - 8.3%
Amec Foster Wheeler PLC	962,777	5,559,602	1.0%
Baker Hughes, Inc.	229,235	14,893,398	2.8%
Devon Energy Corp.	426,552	19,480,630	3.7%
Marathon Oil Corp.	233,497	4,041,833	0.8%
		43,975,463

The accompanying notes are an integral part of the financial statements.	90

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Financials - 23.5%
Arthur J. Gallagher & Company	241,666	$12,556,965	2.4%
BB&T Corp.	397,121	18,672,629	3.5%
Comerica, Inc.	267,860	18,243,945	3.5%
FNF Group	418,539	14,213,584	2.7%
Stifel Financial Corp. (I)	280,373	14,004,631	2.6%
Willis Towers Watson PLC	127,197	15,553,649	2.9%
Wintrust Financial Corp.	203,520	14,769,446	2.8%
Zions Bancorporation	374,863	16,134,104	3.1%
		124,148,953
Health care - 8.5%
AmerisourceBergen Corp.	154,162	12,053,927	2.3%
HealthSouth Corp.	325,199	13,411,207	2.5%
Mylan NV (I)	215,496	8,221,172	1.6%
Universal Health Services,
Inc., Class B	105,776	11,252,451	2.1%
		44,938,757
Industrials - 15.1%
Babcock & Wilcox
Enterprises, Inc. (I)	199,548	3,310,501	0.6%
Clean Harbors, Inc. (I)	194,468	10,822,144	2.1%
Fluor Corp.	252,453	13,258,832	2.5%
Ingersoll-Rand PLC	154,124	11,565,465	2.2%
Johnson Controls
International PLC	226,673	9,336,661	1.8%
Kirby Corp. (I)	64,803	4,309,400	0.8%
Owens Corning	145,528	7,503,424	1.4%
Textron, Inc.	399,643	19,406,664	3.7%
		79,513,091
Information technology - 14.1%
Ciena Corp. (I)	728,061	17,771,969	3.4%
Citrix Systems, Inc. (I)	91,242	8,148,823	1.5%
Diebold Nixdorf, Inc.	370,891	9,327,909	1.8%
Keysight Technologies, Inc. (I)	407,324	14,895,839	2.8%
Teradata Corp. (I)	425,468	11,559,966	2.2%
Zebra Technologies Corp.,
Class A (I)	151,033	12,952,590	2.4%
		74,657,096
Materials - 6.9%
Eagle Materials, Inc.	118,603	11,685,954	2.2%
Eastman Chemical Company	206,530	15,533,121	2.9%
W.R. Grace & Company	137,298	9,286,837	1.8%
		36,505,912
Real estate - 5.6%
Forest City Realty Trust,
Inc., Class A	556,714	11,601,920	2.2%
Kimco Realty Corp.	349,422	8,791,458	1.7%
Life Storage, Inc.	106,900	9,114,294	1.7%
		29,507,672
Telecommunication services - 2.1%
Level 3 Communications, Inc. (I)	191,114	10,771,185	2.1%
Utilities - 3.8%
Edison International	167,248	12,040,184	2.3%
FirstEnergy Corp.	257,480	7,974,156	1.5%
		20,014,340
TOTAL COMMON STOCKS (Cost $439,882,078)		$520,250,000

Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 2.3%
Money market funds - 2.3%
State Street Institutional Treasury
Money Market Fund, Premier
Class, 0.3977% (Y)	12,331,749	$12,331,749	2.3%
TOTAL SHORT-TERM
INVESTMENTS (Cost $12,331,749)		$12,331,749
Total Investments (Value Trust)
(Cost $452,213,827) - 100.8%		$532,581,749	100.8%
Other assets and liabilities, net - (0.8%)		(4,130,246)	(0.8)%
TOTAL NET ASSETS - 100.0%		$528,451,503	100.0%

Percentages are based upon net assets.

Footnotes

Key to Security Abbreviations and Legend

ADR	American Depositary Receipts
ETF	Exchange-Traded Fund
FTSE	Financial Times and Stock Exchange
GDR	Global Depositary Receipts
JHAM	John Hancock Asset Management
NVDR	Non Voting Depositary Receipts
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipts
(A)	The subadvisor is an affiliate of the advisor.
(G)	The portfolio’s subadvisor is shown parenthetically.
(H)	Non-income producing - Issuer and/or security is in default.
(I)	Non-income producing security.
(L)	A portion of the security is on loan as of December 31, 2016.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(N)	Strike price and/or expiration date not available.
(O)	The investment is an affiliate of the fund, the advisor and/or the subadvisor.
(R)	Direct placement securities are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to Note 11 of the Notes to financial statements.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2016.
(1)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	91

John Hancock Variable Insurance Trust

Portfolio of investments — December 31, 2016 (showing percentage of total net assets)

Certain portfolios had the following country concentration as a percentage of net assets on 12-31-16:

Alpha Opportunities Trust
United States	88.7%
Canada	2.1%
Switzerland	2.0%
United Kingdom	1.5%
Ireland	1.3%
China	1.1%
Other countries	3.3%
Total	100.0%

Capital Appreciation Trust
United States	88.9%
China	5.7%
Spain	2.2%
Germany	1.7%
Netherlands	1.0%
Other countries	0.5%
Total	100.0%

Financial Industries Trust
United States	84.1%
United Kingdom	4.8%
Bermuda	3.5%
Switzerland	2.8%
Denmark	1.8%
Ireland	1.0%
Other countries	2.0%
Total	100.0%

Fundamental Large Cap Value Trust
United States	88.1%
Switzerland	2.1%
Ireland	1.8%
France	1.7%
Netherlands	1.6%
Canada	1.5%
Belgium	1.5%
South Korea	1.5%
Other countries	0.2%
Total	100.0%

Mutual Shares Trust
United States	78.1%
United Kingdom	6.2%
Switzerland	3.3%
Ireland	2.8%
Netherlands	2.4%
Bermuda	1.5%
South Korea	1.4%
Israel	1.0%
Puerto Rico	1.0%
Other countries	2.3%
Total	100.0%

Science & Technology Trust
United States	82.3%
China	4.7%
Netherlands	2.8%
Switzerland	1.9%
United Kingdom	1.7%
Singapore	1.5%
Japan	1.3%
South Korea	1.1%
Other countries	2.7%
Total	100.0%

Strategic Equity Allocation Trust
United States	67.8%
Japan	7.4%
United Kingdom	5.1%
Switzerland	3.1%
France	3.1%
Germany	2.9%
Australia	2.3%
Netherlands	1.4%
Hong Kong	1.0%
Spain	1.0%
Other countries	4.9%
Total	100.0%

Utilities Trust
United States	71.1%
Spain	4.5%
United Kingdom	2.9%
Italy	2.8%
Canada	2.7%
Portugal	2.7%
France	2.1%
Sweden	1.9%
Germany	1.2%
Hong Kong	1.1%
Other countries	7.0%
Total	100.0%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2016

Assets	500 Index Trust B	All Cap Core Trust	Alpha Opportunities Trust	American Asset Allocation Trust
Unaffiliated investments, at value	$4,047,399,571	$188,216,774	$129,732,270	$1,513,436,521
Affiliated investments, at value	10,599,449	—	—	—
Repurchase agreements, at value	197,570,000	—	5,700,000	—
Total investments, at value	4,255,569,020	188,216,774	135,432,270	1,513,436,521
Cash	14,139	—	32,471	—
Foreign currency, at value	—	—	4,859	—
Cash held at broker for futures contracts	9,320,000	149,060	—	—
Receivable for investments sold	—	—	97,719	299,347
Receivable for fund shares sold	73,929	85,874	—	—
Dividends and interest receivable	5,158,345	287,418	164,774	—
Receivable for securities lending income	11,711	—	—	—
Receivable due from advisor	59,413	—	—	—
Other assets	1,148	72	171	447
Total assets	4,270,207,705	188,739,198	135,732,264	1,513,736,315

Liabilities
Payable for investments purchased	—	—	65,007	—
Payable for fund shares repurchased	24,309,045	50,127	11,106	221,197
Payable upon return of securities loaned	10,600,163	—	—	—
Payable for futures variation margin	835,611	38,218	—	—
Payable to affiliates
Accounting and legal services fees	42,706	1,718	—	13,966
Trustees’ fees	2,521	246	492	1,094
Other liabilities and accrued expenses	185,207	121,950	120,704	42,831
Total liabilities	35,975,253	212,259	197,309	279,088
Net assets	$4,234,232,452	$188,526,939	$135,534,955	$1,513,457,227

Net assets consist of
Paid-in capital	$2,507,644,743	$352,370,043	$100,885,150	$992,221,832
Undistributed net investment income (loss)	18,001,983	633,102	201,558	—
Accumulated undistributed net realized gain (loss) on investments	(7,088,860)	(180,380,489)	17,583,867	57,475,364
Net unrealized appreciation (depreciation) on investments	1,715,674,586	15,904,283	16,864,380	463,760,031
Net assets	$4,234,232,452	$188,526,939	$135,534,955	$1,513,457,227
Unaffiliated investments, including repurchase agreements, at cost	$2,528,557,307	$172,274,273	$118,564,904	$1,049,676,490
Affiliated investments, at cost	$10,599,963	—	—	—
Foreign currency, at cost	—	—	$4,831	—
Securities loaned, unaffiliated investments, at value	$10,381,359	—	—	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$2,528,535,590	$70,124,710	$636,857	$244,096,613
Shares outstanding	92,648,622	2,323,207	62,873	18,267,394
Net asset value, offering price and redemption price per share	$27.29	$30.18	$10.13	$13.36

Series II
Net assets	$64,362,357	$6,801,101	—	$1,132,612,780
Shares outstanding	2,356,368	225,811	—	84,744,560
Net asset value, offering price and redemption price per share	$27.31	$30.12	—	$13.37

Series III
Net assets	—	—	—	$136,747,834
Shares outstanding	—	—	—	10,235,034
Net asset value, offering price and redemption price per share	—	—	—	$13.36

Series NAV
Net assets	$1,641,334,505	$111,601,128	$134,898,098	—
Shares outstanding	60,151,558	3,695,968	13,298,328	—
Net asset value, offering price and redemption price per share	$27.29	$30.20	$10.14	—

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2016

Assets	American Global Growth Trust	American Growth Trust	American Growth- Income Trust	American International Trust
Unaffiliated investments, at value	$209,115,675	$860,443,626	$1,049,922,082	$495,504,019
Total investments, at value	209,115,675	860,443,626	1,049,922,082	495,504,019
Cash	161,611	—	—	—
Receivable for investments sold	—	8,498,985	14,087,420	—
Receivable for fund shares sold	2,266,107	90,431	—	10,106,044
Other assets	67	259	313	157
Total assets	211,543,460	869,033,301	1,064,009,815	505,610,220

Liabilities
Payable for investments purchased	2,255,928	—	—	10,079,802
Payable for fund shares repurchased	—	8,546,533	14,038,017	—
Payable to affiliates
Accounting and legal services fees	1,893	7,962	9,864	4,223
Trustees’ fees	193	657	787	394
Other liabilities and accrued expenses	29,544	30,780	31,573	28,883
Total liabilities	2,287,558	8,585,932	14,080,241	10,113,302
Net assets	$209,255,902	$860,447,369	$1,049,929,574	$495,496,918

Net assets consist of
Paid-in capital	$205,071,620	$629,917,769	$785,298,513	$508,517,112
Undistributed net investment income (loss)	151	180	1,001	118
Accumulated undistributed net realized gain (loss) on investments	15,204,556	85,353,486	139,309,568	(12,952,394)
Net unrealized appreciation (depreciation) on investments	(11,020,425)	145,175,934	125,320,492	(67,918)
Net assets	$209,255,902	$860,447,369	$1,049,929,574	$495,496,918
Unaffiliated investments, including repurchase agreements, at cost	$220,136,100	$715,267,692	$924,601,590	$495,571,937

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$12,810,872	$108,600,419	$246,986,610	$93,353,829
Shares outstanding	954,128	5,830,974	14,047,255	5,270,177
Net asset value, offering price and redemption price per share	$13.43	$18.62	$17.58	$17.71

Series II
Net assets	$165,598,165	$657,881,982	$585,419,249	$360,868,598
Shares outstanding	12,363,807	35,492,170	33,376,834	20,383,413
Net asset value, offering price and redemption price per share	$13.39	$18.54	$17.54	$17.70

Series III
Net assets	$30,846,865	$93,964,968	$217,523,715	$41,274,491
Shares outstanding	2,304,196	5,069,537	12,396,108	2,338,131
Net asset value, offering price and redemption price per share	$13.39	$18.54	$17.55	$17.65

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2016

Assets	American New World Trust	Blue Chip Growth Trust	Capital Appreciation Trust	Capital Appreciation Value Trust
Unaffiliated investments, at value	$78,322,204	$1,566,027,819	$933,992,633	$371,911,430
Affiliated investments, at value	—	11,982,499	8,157,301	1,153,445
Repurchase agreements, at value	—	—	2,632,000	2,130,000
Total investments, at value	78,322,204	1,578,010,318	944,781,934	375,194,875
Cash	—	—	251	1,552,448
Foreign currency, at value	—	—	—	574,493
Receivable for investments sold	—	2,308,530	4,287,337	6,842,723
Receivable for fund shares sold	38,787	95,027	—	45,597
Dividends and interest receivable	—	774,428	141,529	1,547,770
Receivable for securities lending income	—	20,029	18,953	1,292
Other assets	23	468	261	112
Total assets	78,361,014	1,581,208,800	949,230,265	385,759,310

Liabilities
Payable for investments purchased	34,365	1,738,426	1,119,940	533,132
Payable for fund shares repurchased	388	56,389	24,795	27,331
Payable upon return of securities loaned	—	11,989,550	8,159,721	1,153,500
Written options, at value	—	—	—	1,718,007
Payable to affiliates
Accounting and legal services fees	701	14,523	9,003	3,580
Trustees’ fees	82	1,174	671	288
Other liabilities and accrued expenses	27,568	89,844	72,354	60,891
Total liabilities	63,104	13,889,906	9,386,484	3,496,729
Net assets	$78,297,910	$1,567,318,894	$939,843,781	$382,262,581

Net assets consist of
Paid-in capital	$93,134,943	$922,790,501	$667,025,678	$336,822,735
Undistributed net investment income (loss)	—	1,465,759	845,832	1,499,327
Accumulated undistributed net realized gain (loss) on investments	(7,026,415)	110,504,824	80,274,381	17,628,939
Net unrealized appreciation (depreciation) on investments	(7,810,618)	532,557,810	191,697,890	26,311,580
Net assets	$78,297,910	$1,567,318,894	$939,843,781	$382,262,581
Unaffiliated investments, including repurchase agreements, at cost	$86,132,822	$1,033,469,038	$744,926,160	$347,786,306
Affiliated investments, at cost	—	$11,983,045	$8,157,884	$1,153,464
Foreign currency, at cost	—	—	—	$574,245
Premiums received on written options	—	—	—	$1,777,849
Securities loaned, unaffiliated investments, at value	—	$11,730,251	$7,998,762	$1,120,680

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$35,809,755	$270,261,541	$163,749,005	$2,950,689
Shares outstanding	3,223,560	9,845,384	14,008,456	266,300
Net asset value, offering price and redemption price per share	$11.11	$27.45	$11.69	$11.08

Series II
Net assets	$40,914,450	$115,093,942	$57,772,782	$304,526,452
Shares outstanding	3,683,673	4,280,908	5,089,861	27,581,484
Net asset value, offering price and redemption price per share	$11.11	$26.89	$11.35	$11.04

Series III
Net assets	$1,573,705	—	—	—
Shares outstanding	142,120	—	—	—
Net asset value, offering price and redemption price per share	$11.07	—	—	—

Series NAV
Net assets	—	$1,181,963,411	$718,321,994	$74,785,440
Shares outstanding	—	43,060,004	61,344,052	6,764,147
Net asset value, offering price and redemption price per share	—	$27.45	$11.71	$11.06

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2016

Assets	Core Strategy Trust	Emerging Markets Value Trust	Equity Income Trust	Financial Industries Trust
Unaffiliated investments, at value	$1,160	$609,557,376	$1,815,932,694	$207,772,711
Affiliated investments, at value	3,621,129,238	13,678,965	2,949,025	138,500
Repurchase agreements, at value	—	—	—	1,663,000
Total investments, at value	3,621,130,398	623,236,341	1,818,881,719	209,574,211
Cash	—	—	—	1,213,085
Foreign currency, at value	—	1,071,365	45	39
Receivable for investments sold	916,906	583,648	326,688	—
Receivable for fund shares sold	97,856	107,699	—	3,728
Dividends and interest receivable	110,451	331,744	3,708,960	230,147
Receivable for securities lending income	—	25,259	75,136	1
Other assets	1,074	222	483	44
Total assets	3,622,256,685	625,356,278	1,822,993,031	211,021,255

Liabilities
Payable for investments purchased	—	904,757	—	6,948
Payable for fund shares repurchased	927,763	—	609,007	2,129,990
Payable upon return of securities loaned	—	13,669,031	2,952,335	138,500
Payable to affiliates
Accounting and legal services fees	33,063	5,361	18,008	1,977
Trustees’ fees	2,562	533	1,188	141
Other liabilities and accrued expenses	58,449	181,648	93,711	42,784
Total liabilities	1,021,837	14,761,330	3,674,249	2,320,340
Net assets	$3,621,234,848	$610,594,948	$1,819,318,782	$208,700,915

Net assets consist of
Paid-in capital	$3,523,545,801	$738,054,444	$1,265,601,998	$179,494,938
Undistributed net investment income (loss)	—	710,705	12,586,689	787,186
Accumulated undistributed net realized gain (loss) on investments	85,895,969	(71,758,374)	123,387,068	(4,718,206)
Net unrealized appreciation (depreciation) on investments	11,793,078	(56,411,827)	417,743,027	33,136,997
Net assets	$3,621,234,848	$610,594,948	$1,819,318,782	$208,700,915
Unaffiliated investments, including repurchase agreements, at cost	$99,057	$665,971,380	$1,398,190,607	$176,297,045
Affiliated investments, at cost	$3,609,237,326	$13,679,760	$2,949,134	$138,500
Foreign currency, at cost	—	$1,065,859	$45	$39
Securities loaned, unaffiliated investments, at value	—	$12,269,366	$2,855,629	$135,750

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$122,014,753	$2,841,109	$271,956,760	$161,621,851
Shares outstanding	8,598,276	349,118	16,309,783	12,281,133
Net asset value, offering price and redemption price per share	$14.19	$8.14	$16.67	$13.16

Series II
Net assets	$3,329,167,485	$89,371	$147,625,054	$21,108,642
Shares outstanding	233,682,430	10,980	8,888,035	1,615,131
Net asset value, offering price and redemption price per share	$14.25	$8.14	$16.61	$13.07

Series NAV
Net assets	$170,052,610	$607,664,468	$1,399,736,968	$25,970,422
Shares outstanding	11,972,781	74,787,359	84,290,027	1,978,548
Net asset value, offering price and redemption price per share	$14.20	$8.13	$16.61	$13.13

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2016

Assets	Fundamental All Cap Core Trust	Fundamental Large Cap Value Trust	Global Trust	Health Sciences Trust
Unaffiliated investments, at value	$1,600,260,952	$835,951,570	$226,939,695	$261,775,619
Affiliated investments, at value	—	—	5,107,584	—
Repurchase agreements, at value	2,933,000	2,802,000	—	—
Total investments, at value	1,603,193,952	838,753,570	232,047,279	261,775,619
Cash	1,237,715	1,182,965	594,948	6,494
Foreign currency, at value	—	—	214,712	29,754
Receivable for investments sold	31,670,209	41,757,884	9,769	979,664
Receivable for fund shares sold	197,807	—	—	50,086
Dividends and interest receivable	480,339	1,431,984	397,587	113,548
Receivable for securities lending income	—	—	2,615	—
Other assets	463	440	170	87
Total assets	1,636,780,485	883,126,843	233,267,080	262,955,252

Liabilities
Payable for investments purchased	37,502,579	44,813,453	478,264	1,702,360
Payable for fund shares repurchased	1,143,955	7,757,207	955,375	342,700
Payable upon return of securities loaned	—	—	5,096,294	—
Written options, at value	—	—	—	312
Payable to affiliates
Accounting and legal services fees	15,032	409	76	2,410
Trustees’ fees	1,124	1,100	441	262
Other liabilities and accrued expenses	89,480	91,767	83,648	54,964
Total liabilities	38,752,170	52,663,936	6,614,098	2,103,008
Net assets	$1,598,028,315	$830,462,907	$226,652,982	$260,852,244

Net assets consist of
Paid-in capital	$1,264,606,454	$878,643,681	$244,087,427	$210,606,845
Undistributed net investment income (loss)	5,719,443	4,508,119	91,304	(135,371)
Accumulated undistributed net realized gain (loss) on investments	44,340,563	(123,230,358)	(28,519,127)	28,506,819
Net unrealized appreciation (depreciation) on investments	283,361,855	70,541,465	10,993,378	21,873,951
Net assets	$1,598,028,315	$830,462,907	$226,652,982	$260,852,244
Unaffiliated investments, including repurchase agreements, at cost	$1,319,824,873	$768,195,173	$215,940,626	$239,908,625
Affiliated investments, at cost	—	—	$5,107,703	—
Foreign currency, at cost	—	—	$214,571	$29,813
Premiums received on written options	—	—	—	$37,429
Securities loaned, unaffiliated investments, at value	—	—	$4,887,959	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$146,207,500	$540,890,645	$142,121,030	$93,553,522
Shares outstanding	7,000,468	29,259,085	7,569,407	4,285,127
Net asset value, offering price and redemption price per share	$20.89	$18.49	$18.78	$21.83

Series II
Net assets	$48,606,758	$207,022,886	$42,789,606	$70,807,015
Shares outstanding	2,332,068	11,121,329	2,288,509	3,456,614
Net asset value, offering price and redemption price per share	$20.84	$18.61	$18.70	$20.48

Series NAV
Net assets	$1,403,214,057	$82,549,376	$41,742,346	$96,491,707
Shares outstanding	66,874,188	4,463,966	2,225,531	4,369,048
Net asset value, offering price and redemption price per share	$20.98	$18.49	$18.76	$22.09

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2016

Assets	International Equity Index Trust B	International Growth Stock Trust	International Small Company Trust	International Value Trust
Unaffiliated investments, at value	$581,334,928	$369,945,130	$107,538,822	$857,943,012
Affiliated investments, at value	6,773,444	—	3,999,047	27,776,237
Total investments, at value	588,108,372	369,945,130	111,537,869	885,719,249
Cash	3,984	—	—	565,171
Foreign currency, at value	4,897,591	509,413	356,946	1,538,072
Cash held at broker for futures contracts	3,029,825	—	—	—
Receivable for investments sold	163,510	1,989,304	307,837	4,718,910
Receivable for fund shares sold	110,303	—	300,352	163,820
Receivable for forward foreign currency contracts	—	—	—	—
Dividends and interest receivable	1,161,786	781,582	163,051	1,727,316
Receivable for securities lending income	11,047	—	5,729	26,542
Receivable for futures variation margin	5,452	—	—	—
Receivable due from advisor	20,084	—	3,895	—
Other assets	179	122	34	241
Total assets	597,512,133	373,225,551	112,675,713	894,459,321

Liabilities
Due to custodian	—	—	536	—
Foreign capital gains tax payable	8,559	—	—	—
Payable for investments purchased	163,520	441,928	777,706	6,026,237
Payable for forward foreign currency contracts	—	—	—	—
Payable for fund shares repurchased	2,818,992	431,498	—	1,368,510
Payable upon return of securities loaned	5,599,237	—	4,000,989	27,748,266
Payable to affiliates
Accounting and legal services fees	5,544	3,452	1,008	6,487
Trustees’ fees	449	330	108	604
Other liabilities and accrued expenses	154,943	83,526	107,191	133,921
Total liabilities	8,751,244	960,734	4,887,538	35,284,025
Net assets	$588,760,889	$372,264,817	$107,788,175	$859,175,296

Net assets consist of
Paid-in capital	$523,928,130	$348,424,014	$270,665,933	$1,161,203,761
Undistributed net investment income (loss)	1,197,863	322,080	217,715	77,509
Accumulated undistributed net realized gain (loss) on investments	(11,168,149)	(1,759,657)	(164,034,713)	(281,395,304)
Net unrealized appreciation (depreciation) on investments	74,803,045	25,278,380	939,240	(20,710,670)
Net assets	$588,760,889	$372,264,817	$107,788,175	$859,175,296
Unaffiliated investments, including repurchase agreements, at cost	$506,132,710	$344,629,701	$106,596,330	$878,602,349
Affiliated investments, at cost	$6,845,522	—	$3,999,264	$27,777,134
Foreign currency, at cost	$5,087,191	$521,397	$355,986	$1,551,554
Securities loaned, unaffiliated investments, at value	$5,382,665	—	$3,798,840	$26,325,088

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$276,559,992	$3,954,334	$31,646,254	$111,389,632
Shares outstanding	18,700,645	256,214	2,540,258	8,947,643
Net asset value, offering price and redemption price per share	$14.79	$15.43	$12.46	$12.45

Series II
Net assets	$14,430,829	$17,661,889	$17,878,744	$71,259,087
Shares outstanding	974,418	1,143,589	1,436,546	5,728,663
Net asset value, offering price and redemption price per share	$14.81	$15.44	$12.45	$12.44

Series NAV
Net assets	$297,770,068	$350,648,594	$58,263,177	$676,526,577
Shares outstanding	20,141,360	22,711,706	4,677,583	54,758,693
Net asset value, offering price and redemption price per share	$14.78	$15.44	$12.46	$12.35

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2016

Assets	Lifestyle Aggressive PS Series	Lifestyle Balanced PS Series	Lifestyle Conservative PS Series	Lifestyle Growth PS Series
Unaffiliated investments, at value	$4,352,479	—	—	$473,449
Affiliated investments, at value	20,247,268	$1,002,881,063	$189,884,939	3,090,515,984
Total investments, at value	24,599,747	1,002,881,063	189,884,939	3,090,989,433
Cash	19,841	—	155	—
Receivable for investments sold	161,362	—	126,387	—
Receivable for fund shares sold	—	232,676	—	383,574
Dividends and interest receivable	—	—	—	75,226
Receivable due from advisor	1,369	—	1,636	—
Other assets	7	298	62	596
Total assets	24,782,326	1,003,114,037	190,013,179	3,091,448,829

Liabilities
Payable for investments purchased	8,594	209,027	—	306,650
Payable for fund shares repurchased	190,145	1,861	122,124	7,981
Payable to affiliates
Accounting and legal services fees	234	9,230	1,733	31,289
Trustees’ fees	47	711	170	1,350
Other liabilities and accrued expenses	40,058	45,055	42,594	86,638
Total liabilities	239,078	265,884	166,621	433,908
Net assets	$24,543,248	$1,002,848,153	$189,846,558	$3,091,014,921

Net assets consist of
Paid-in capital	$24,157,654	$999,931,864	$192,626,957	$3,062,144,176
Undistributed net investment income (loss)	6,961	—	112	—
Accumulated undistributed net realized gain (loss) on investments	255,236	10,790,763	326,497	29,881,906
Net unrealized appreciation (depreciation) on investments	123,397	(7,874,474)	(3,107,008)	(1,011,161)
Net assets	$24,543,248	$1,002,848,153	$189,846,558	$3,091,014,921
Unaffiliated investments, including repurchase agreements, at cost	$4,236,671	—	—	$718,062
Affiliated investments, at cost	$20,239,679	$1,010,755,537	$192,991,947	$3,091,280,529

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$4,074,299	$31,188,839	$8,859,127	$92,588,699
Shares outstanding	318,002	2,263,805	686,143	6,371,069
Net asset value, offering price and redemption price per share	$12.81	$13.78	$12.91	$14.53

Series II
Net assets	$18,029,568	$909,041,127	$178,042,462	$2,889,408,224
Shares outstanding	1,407,167	65,850,702	13,770,529	198,584,412
Net asset value, offering price and redemption price per share	$12.81	$13.80	$12.93	$14.55

Series NAV
Net assets	$2,439,381	$62,618,187	$2,944,969	$109,017,998
Shares outstanding	190,423	4,549,036	228,257	7,505,739
Net asset value, offering price and redemption price per share	$12.81	$13.77	$12.90	$14.52

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2016

Assets	Lifestyle Moderate PS Series	Mid Cap Index Trust	Mid Cap Stock Trust	Mid Value Trust
Unaffiliated investments, at value	—	$976,204,070	$673,403,878	$835,045,032
Affiliated investments, at value	$319,324,470	20,598,630	35,108,788	15,425,729
Repurchase agreements, at value	—	36,310,000	3,500,000	—
Total investments, at value	319,324,470	1,033,112,700	712,012,666	850,470,761
Cash	—	—	36,286	—
Cash held at broker for futures contracts	—	2,046,000	—	—
Foreign currency, at value	—	—	16	—
Receivable for investments sold	98,676	—	3,224,146	4,308,336
Receivable for fund shares sold	14,091	—	712,023	—
Dividends and interest receivable	—	1,169,579	65,300	708,240
Receivable for securities lending income	—	12,065	67,977	12,669
Other assets	97	276	214	233
Total assets	319,437,334	1,036,340,620	716,118,628	855,500,239

Liabilities
Due to custodian	—	477,670	—	—
Payable for investments purchased	—	—	5,068,332	5,234,644
Payable for fund shares repurchased	105,705	8,736,546	6,003	4,479,394
Payable upon return of securities loaned	—	20,600,504	35,105,169	15,418,032
Payable for futures variation margin	—	162,420	—	—
Payable to affiliates
Accounting and legal services fees	2,916	9,413	6,078	8,065
Trustees’ fees	257	624	546	558
Other liabilities and accrued expenses	43,105	66,534	69,864	63,498
Total liabilities	151,983	30,053,711	40,255,992	25,204,191
Net assets	$319,285,351	$1,006,286,909	$675,862,636	$830,296,048

Net assets consist of
Paid-in capital	$320,039,241	$653,604,473	$609,186,072	$633,890,289
Undistributed net investment income (loss)	—	2,664,121	(195,072)	2,383,530
Accumulated undistributed net realized gain (loss) on investments	2,482,029	63,037,150	13,340,535	63,993,798
Net unrealized appreciation (depreciation) on investments	(3,235,919)	286,981,165	53,531,101	130,028,431
Net assets	$319,285,351	$1,006,286,909	$675,862,636	$830,296,048
Unaffiliated investments, including repurchase agreements, at cost	—	$724,785,077	$623,371,515	$705,015,001
Affiliated investments, at cost	$322,560,389	$20,600,163	$35,109,946	$15,426,406
Foreign currency, at cost	—	—	$16	—
Securities loaned, unaffiliated investments, at value	—	$20,148,692	$37,742,134	$15,044,693

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$9,852,953	$804,815,062	$150,273,613	$338,664,553
Shares outstanding	730,061	37,742,923	10,614,334	29,143,416
Net asset value, offering price and redemption price per share	$13.50	$21.32	$14.16	$11.62

Series II
Net assets	$295,388,884	$67,842,612	$76,145,996	$66,928,746
Shares outstanding	21,843,402	3,194,847	5,661,733	5,754,065
Net asset value, offering price and redemption price per share	$13.52	$21.24	$13.45	$11.63

Series NAV
Net assets	$14,043,514	$133,629,235	$449,443,027	$424,702,749
Shares outstanding	1,040,903	6,267,549	31,399,321	36,730,780
Net asset value, offering price and redemption price per share	$13.49	$21.32	$14.31	$11.56

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2016

Assets	Mutual Shares Trust	Real Estate Securities Trust	Science & Technology Trust	Small Cap Growth Trust
Unaffiliated investments, at value	$178,716,549	$399,480,146	$501,473,693	$367,518,836
Affiliated investments, at value	4,210,865	—	22,618,111	33,150,150
Repurchase agreements, at value	—	470,000	702,000	6,100,000
Total investments, at value	182,927,414	399,950,146	524,793,804	406,768,986
Cash	193,292	175	19,991	229,158
Foreign currency, at value	83,841	—	1,131,546	11
Receivable for investments sold	—	3,942,982	8,651,177	653,704
Unrealized appreciation on forward foreign currency contracts	247,050	—	—	—
Receivable for fund shares sold	—	116,369	14,532	—
Dividends and interest receivable	578,887	2,346,188	231,866	285,516
Receivable for securities lending income	980	—	16,427	19,597
Other assets	154	127	156	120
Total assets	184,031,618	406,355,987	534,859,499	407,957,092

Liabilities
Payable for investments purchased	69,828	3,553,416	7,057,963	232,975
Unrealized depreciation on forward foreign currency contracts	57,863	—	—	—
Payable for fund shares repurchased	6,926,230	111,557	3,929,883	531,067
Payable upon return of securities loaned	4,211,016	—	22,622,076	33,150,355
Payable to affiliates
Accounting and legal services fees	—	3,420	4,761	3,433
Trustees’ fees	418	326	378	313
Other liabilities and accrued expenses	74,178	60,143	60,928	53,076
Total liabilities	11,339,533	3,728,862	33,675,989	33,971,219
Net assets	$172,692,085	$402,627,125	$501,183,510	$373,985,873

Net assets consist of
Paid-in capital	$80,299,850	$593,811,308	$434,518,564	$367,130,890
Undistributed net investment income (loss)	8,113,924	(10,636)	307,397	—
Accumulated undistributed net realized gain (loss) on investments	69,828,508	(193,634,865)	29,622,259	(27,453,682)
Net unrealized appreciation (depreciation) on investments	14,449,803	2,461,318	36,735,290	34,308,665
Net assets	$172,692,085	$402,627,125	$501,183,510	$373,985,873
Unaffiliated investments, including repurchase agreements, at cost	$164,454,274	$397,488,821	$465,421,753	$339,308,620
Affiliated investments, at cost	$4,210,953	—	$22,618,890	$33,151,701
Foreign currency, at cost	$84,032	—	$1,148,238	$11
Securities loaned, unaffiliated investments, at value	$4,097,236	—	$22,040,185	$32,389,826

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$172,692,085	$84,722,434	$425,344,967	$78,762,936
Shares outstanding	14,714,120	4,542,202	18,917,219	9,835,786
Net asset value, offering price and redemption price per share	$11.74	$18.65	$22.48	$8.01

Series II
Net assets	—	$51,207,968	$41,778,899	$27,924,613
Shares outstanding	—	2,740,657	1,926,854	3,652,518
Net asset value, offering price and redemption price per share	—	$18.68	$21.68	$7.65

Series NAV
Net assets	—	$266,696,723	$34,059,644	$267,298,324
Shares outstanding	—	14,388,847	1,501,478	33,031,812
Net asset value, offering price and redemption price per share	—	$18.53	$22.68	$8.09

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2016

Assets	Small Cap Index Trust	Small Cap Opportunities Trust	Small Cap Value Trust	Small Company Growth Trust
Unaffiliated investments, at value	$504,890,704	$222,606,480	$709,268,462	$116,057,493
Affiliated investments, at value	20,195,545	4,299,242	21,970,867	4,801,468
Repurchase agreements, at value	21,550,000	—	21,600,000	—
Total investments, at value	546,636,249	226,905,722	752,839,329	120,858,961
Cash	24,101	—	59,456	33,318
Foreign currency, at value	—	—	12	—
Cash held at broker for futures contracts	1,424,000	—	—	—
Receivable for investments sold	—	922,291	—	22,206
Dividends and interest receivable	626,286	174,000	1,118,627	51,520
Receivable for securities lending income	50,767	1,416	17,963	2,540
Other assets	134	64	199	33
Total assets	548,761,537	228,003,493	754,035,586	120,968,578

Liabilities
Due to custodian	—	493,593	—	—
Payable for investments purchased	—	218,960	73,859	401,601
Payable for fund shares repurchased	3,396,574	315,988	5,221,357	—
Payable upon return of securities loaned	20,153,966	4,299,509	21,965,918	4,801,281
Payable for futures variation margin	98,665	—	—	—
Payable to affiliates
Accounting and legal services fees	5,007	2,096	6,950	1,128
Trustees’ fees	321	184	493	109
Other liabilities and accrued expenses	49,788	47,401	59,446	40,450
Total liabilities	23,704,321	5,377,731	27,328,023	5,244,569
Net assets	$525,057,216	$222,625,762	$726,707,563	$115,724,009

Net assets consist of
Paid-in capital	$357,247,452	$173,376,521	$491,284,138	$85,928,433
Undistributed net investment income (loss)	1,246,273	845,863	1,105,741	—
Accumulated undistributed net realized gain (loss) on investments	18,573,363	13,425,487	42,568,847	9,200,608
Net unrealized appreciation (depreciation) on investments	147,990,128	34,977,891	191,748,837	20,594,968
Net assets	$525,057,216	$222,625,762	$726,707,563	$115,724,009
Unaffiliated investments, including repurchase agreements, at cost	$378,048,339	$187,628,361	$539,115,273	$95,462,261
Affiliated investments, at cost	$20,197,369	$4,299,470	$21,971,767	$4,801,732
Foreign currency, at cost	—	—	$12	—
Securities loaned, unaffiliated investments, at value	$19,646,050	$4,200,089	$21,453,265	$4,637,229

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$365,619,220	$99,202,014	$372,583,796	—
Shares outstanding	24,811,042	3,194,251	17,323,597	—
Net asset value, offering price and redemption price per share	$14.74	$31.06	$21.51	—

Series II
Net assets	$44,729,393	$38,625,073	$41,111,823	—
Shares outstanding	3,050,405	1,263,261	1,921,385	—
Net asset value, offering price and redemption price per share	$14.66	$30.58	$21.40	—

Series NAV
Net assets	$114,708,603	$84,798,675	$313,011,944	$115,724,009
Shares outstanding	7,776,693	2,744,009	14,596,818	4,510,359
Net asset value, offering price and redemption price per share	$14.75	$30.90	$21.44	$25.66

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2016

Assets	Small Company Value Trust	Strategic Equity Allocation Trust	Total Stock Market Index Trust	Utilities Trust
Unaffiliated investments, at value	$283,282,432	$10,781,210,712	$605,917,408	$313,903,827
Affiliated investments, at value	6,537,609	90,429,313	6,774,920	3,650,832
Repurchase agreements, at value	—	279,330,000	39,180,000	3,441,000
Total investments, at value	289,820,041	11,150,970,025	651,872,328	320,995,659
Cash	—	128,730	25,965	2,507,486
Foreign currency, at value	—	15,698,501	—	159,241
Cash held at broker for futures contracts	—	28,130,000	2,025,000	—
Receivable for investments sold	1,929,552	29,912	—	1,918,098
Unrealized appreciation on forward foreign currency contracts	—	—	—	803,687
Receivable for fund shares sold	—	—	131,060	24,301
Dividends and interest receivable	577,267	18,041,713	763,998	694,294
Receivable for securities lending income	4,513	136,578	11,026	10,219
Other assets	91	2,871	176	106
Total assets	292,331,464	11,213,138,330	654,829,553	327,113,091

Liabilities
Payable for investments purchased	38,029	—	—	1,065,716
Unrealized depreciation on forward foreign currency contracts	—	—	—	54,540
Payable for fund shares repurchased	133,273	4,246,651	6,567,372	2,235,824
Payable upon return of securities loaned	6,538,102	90,479,313	6,776,470	3,664,273
Payable for futures variation margin	—	249,964	166,007	—
Payable to affiliates
Accounting and legal services fees	2,607	113,368	6,038	2,766
Trustees’ fees	241	6,897	433	279
Other liabilities and accrued expenses	45,576	588,180	61,312	54,099
Total liabilities	6,757,828	95,684,373	13,577,632	7,077,497
Net assets	$285,573,636	$11,117,453,957	$641,251,921	$320,035,594

Net assets consist of
Paid-in capital	$153,034,588	$8,518,421,475	$359,326,140	$340,492,643
Undistributed net investment income (loss)	864,547	37,174,786	2,767,798	5,996,579
Accumulated undistributed net realized gain (loss) on investments	35,804,021	95,659,140	11,487,731	(6,470,698)
Net unrealized appreciation (depreciation) on investments	95,870,480	2,466,198,556	267,670,252	(19,982,930)
Net assets	$285,573,636	$11,117,453,957	$641,251,921	$320,035,594
Unaffiliated investments, including repurchase agreements, at cost	$187,411,646	$8,592,006,911	$377,138,147	$338,076,090
Affiliated investments, at cost	$6,537,915	$90,432,449	$6,775,409	$3,650,977
Foreign currency, at cost	—	$15,877,739	—	$159,535
Securities loaned, unaffiliated investments, at value	$6,297,179	$88,178,356	$6,608,611	$3,560,166

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$71,720,317	—	$473,465,355	$277,617,314
Shares outstanding	3,251,541	—	24,648,837	22,040,956
Net asset value, offering price and redemption price per share	$22.06	—	$19.21	$12.60

Series II
Net assets	$58,313,248	—	$35,866,648	$14,618,963
Shares outstanding	2,686,171	—	1,873,398	1,172,446
Net asset value, offering price and redemption price per share	$21.71	—	$19.15	$12.47

Series NAV
Net assets	$155,540,071	$11,117,453,957	$131,919,918	$27,799,317
Shares outstanding	7,069,626	659,425,175	6,869,743	2,210,136
Net asset value, offering price and redemption price per share	$22.00	$16.86	$19.20	$12.58

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2016

Assets	Value Trust
Unaffiliated investments, at value	$532,581,749
Total investments, at value	532,581,749
Cash	61,650
Foreign currency, at value	1,015,538
Receivable for fund shares sold	32,624
Dividends and interest receivable	851,133
Other assets	156
Total assets	534,542,850

Liabilities
Payable for investments purchased	549,762
Payable for fund shares repurchased	5,481,787
Payable to affiliates
Accounting and legal services fees	4,946
Trustees’ fees	413
Other liabilities and accrued expenses	54,439
Total liabilities	6,091,347
Net assets	$528,451,503

Net assets consist of
Paid-in capital	$439,687,156
Undistributed net investment income (loss)	5,383,272
Accumulated undistributed net realized gain (loss) on investments	3,205,359
Net unrealized appreciation (depreciation) on investments	80,175,716
Net assets	$528,451,503
Unaffiliated investments, including repurchase agreements, at cost	$452,213,827
Foreign currency, at cost	$1,206,928

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$470,528,186
Shares outstanding	22,229,167
Net asset value, offering price and redemption price per share	$21.17

Series II
Net assets	$25,862,261
Shares outstanding	1,227,609
Net asset value, offering price and redemption price per share	$21.07

Series NAV
Net assets	$32,061,056
Shares outstanding	1,517,058
Net asset value, offering price and redemption price per share	$21.13

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — For the Year Ended December 31, 2016

Investment income	500 Index Trust B	All Cap Core Trust	Alpha Opportunities Trust	American Asset Allocation Trust
Dividends	$83,026,618	$5,808,532	$7,526,915	$27,247,393
Interest	37,725	12,710	73,939	—
Securities lending	233,114	261,034	362,077	—
Less foreign taxes withheld	—	(8,624)	(92,780)	—
Total investment income	83,297,457	6,073,652	7,870,151	27,247,393

Expenses
Investment management fees	17,352,759	2,088,542	5,271,283	—
Series I distribution and service fees	1,103,473	35,003	355	1,373,036
Series II distribution and service fees	133,836	16,018	—	8,514,991
Series III distribution and service fees	—	—	—	338,921
Accounting and legal services fees	490,100	34,563	68,867	195,416
Professional fees	107,445	43,287	58,771	58,660
Printing and postage	50,905	8,341	8,203	29,713
Custodian fees (see note 2)	358,698	(20,886)	100,473	(164,941)
Trustees’ fees	60,268	4,990	10,451	25,148
Other	52,352	88,074	69,504	17,379
Total expenses before reductions	19,709,836	2,297,932	5,587,907	10,388,323
Less expense reductions	(8,972,236)	(19,758)	(205,119)	(455,884)
Net expenses	10,737,600	2,278,174	5,382,788	9,932,439
Net investment income (loss)	72,559,857	3,795,478	2,487,363	17,314,954

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	54,023,847	14,507,827	32,239,428 [1]	66,407,065
Affiliated investments	5,618	2,887	6,001	—
Capital gain distributions received from unaffiliated funds	—	—	—	36,065,917
Futures contracts	17,129,864	405,549	—	—
Written options	—	—	9,748	—
	71,159,329	14,916,263	32,255,177	102,472,982

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	286,818,724	7,713,692	(8,503,591)	8,499,453
Affiliated investments	(53)	293	1,102	—
Futures contracts	(670,697)	(99,663)	—	—
	286,147,974	7,614,322	(8,502,489)	8,499,453
Net realized and unrealized gain (loss)	357,307,303	22,530,585	23,752,688	110,972,435

Increase (decrease) in net assets from operations	$429,867,160	$26,326,063	$26,240,051	$128,287,389

1	Net of foreign tax reimbursement of $48,461.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — For the Year Ended December 31, 2016

Investment income	American Global Growth Trust	American Growth Trust	American Growth-Income Trust	American International Trust
Dividends	$2,474,968	$8,657,167	$17,645,760	$8,001,164
Total investment income	2,474,968	8,657,167	17,645,760	8,001,164

Expenses
Series I distribution and service fees	69,068	622,146	1,426,910	560,541
Series II distribution and service fees	1,322,303	5,006,210	4,482,181	2,785,645
Series III distribution and service fees	75,945	230,311	538,294	103,530
Accounting and legal services fees	28,395	112,400	136,790	65,567
Professional fees	30,217	41,959	46,218	34,316
Printing and postage	8,887	15,327	18,287	11,768
Custodian fees (see note 2)	11,700	11,700	(41,173)	11,700
Trustees’ fees	3,857	14,705	17,785	8,615
Other	5,873	12,039	13,620	12,322
Total expenses before reductions	1,556,245	6,066,797	6,638,912	3,594,004
Less expense reductions	(175,552)	(664,671)	(496,130)	(111,760)
Net expenses	1,380,693	5,402,126	6,142,782	3,482,244
Net investment income (loss)	1,094,275	3,255,041	11,502,978	4,518,920

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	8,246,135	69,158,155	67,293,044	30,106,441
Capital gain distributions received from unaffiliated funds	18,375,844	77,977,681	115,819,040	43,073,568
	26,621,979	147,135,836	183,112,084	73,180,009

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(27,635,668)	(75,699,108)	(83,814,424)	(62,226,234)
	(27,635,668)	(75,699,108)	(83,814,424)	(62,226,234)
Net realized and unrealized gain (loss)	(1,013,689)	71,436,728	99,297,660	10,953,775

Increase (decrease) in net assets from operations	$80,586	$74,691,769	$110,800,638	$15,472,695

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — For the Year Ended December 31, 2016

Investment income	American New World Trust	Blue Chip Growth Trust	Capital Appreciation Trust	Capital Appreciation Value Trust
Dividends	$799,435	$13,424,350	$6,927,806	$4,788,678
Interest	—	27,303	3,964	3,871,574
Securities lending	—	481,848	540,616	1,814
Less foreign taxes withheld	—	(15,285)	(122,730)	(12,283)
Total investment income	799,435	13,918,216	7,349,656	8,649,783

Expenses
Investment management fees	—	12,267,826	6,216,090	3,016,207
Series I distribution and service fees	193,454	138,798	85,018	1,203
Series II distribution and service fees	314,233	298,899	151,103	773,993
Series III distribution and service fees	3,761	—	—	—
Accounting and legal services fees	9,886	204,496	115,315	48,621
Professional fees	25,120	63,414	56,563	59,526
Printing and postage	8,603	27,540	14,480	9,581
Custodian fees (see note 2)	11,700	(15,763)	(108,552)	45,681
Trustees’ fees	1,403	26,667	14,983	6,287
Other	4,655	27,866	24,012	9,911
Total expenses before reductions	572,815	13,039,743	6,569,012	3,971,010
Less expense reductions	(20,550)	(586,861)	(65,392)	(148,976)
Net expenses	552,265	12,452,882	6,503,620	3,822,034
Net investment income (loss)	247,170	1,465,334	846,036	4,827,749

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(1,210,932)	111,594,101	80,936,222	18,118,848
Affiliated investments	—	6,178	13,625	31
Written options	—	—	—	556,232
	(1,210,932)	111,600,279	80,949,847	18,675,111

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	4,325,653	(105,379,209)	(93,198,865)	4,602,310
Affiliated investments	—	(436)	(296)	(19)
Written options	—	—	—	261,259
	4,325,653	(105,379,645)	(93,199,161)	4,863,550
Net realized and unrealized gain (loss)	3,114,721	6,220,634	(12,249,314)	23,538,661

Increase (decrease) in net assets from operations	$3,361,891	$7,685,968	($11,403,278)	$28,366,410

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — For the Year Ended December 31, 2016

Investment income	Core Strategy Trust	Emerging Markets Value Trust	Equity Income Trust	Financial Industries Trust
Dividends	—	$21,082,321	$52,183,146	$3,723,544
Income distributions received from affiliated funds	$75,238,093	—	—	—
Interest	—	8,148	3,044,006	193,693
Securities lending	—	370,225	390,982	12,607
Less foreign taxes withheld	(2,448)	(2,334,640)	(596,206)	(72,591)
Total investment income	75,235,645	19,126,054	55,021,928	3,857,253

Expenses
Investment management fees	1,482,031	6,676,403	12,305,230	1,163,619
Series I distribution and service fees	60,198	1,242	129,569	57,275
Series II distribution and service fees	8,247,624	209	348,021	41,456
Accounting and legal services fees	465,484	90,704	214,547	19,856
Professional fees	97,014	69,893	104,523	41,417
Printing and postage	44,402	9,867	24,488	8,914
Custodian fees (see note 2)	(5,990)	607,024	(217,208)	16,557
Trustees’ fees	59,747	11,759	27,254	2,658
Other	28,254	36,124	27,480	7,557
Total expenses before reductions	10,478,764	7,503,225	12,963,904	1,359,309
Less expense reductions	—	(51,956)	(649,031)	(11,255)
Net expenses	10,478,764	7,451,269	12,314,873	1,348,054
Net investment income (loss)	64,756,881	11,674,785	42,707,055	2,509,199

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	106,065 [1]	(36,870,805)	134,936,373	(4,479,559)
Affiliated investments	37,487,781	5,954	1,311	23
Capital gain distributions received from affiliated funds	51,816,095	—	—	—
Futures contracts	—	1,099,705	—	—
	89,409,941	(35,765,146)	134,937,684	(4,479,536)

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	1,444	143,535,767	112,851,536	29,698,810
Affiliated investments	85,039,625	(31)	(426)	—
	85,041,069	143,535,736	112,851,110	29,698,810
Net realized and unrealized gain (loss)	174,451,010	107,770,590	247,788,794	25,219,274

Increase (decrease) in net assets from operations	$239,207,891	$119,445,375	$290,495,849	$27,728,473

1	Net of foreign taxes of $267.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — For the Year Ended December 31, 2016

Investment income	Fundamental All Cap Core Trust	Fundamental Large Cap Value Trust	Global Trust	Health Sciences Trust
Dividends	$22,631,030	$29,572,980	$14,721,908	$2,082,617
Interest	76,780	77,403	188,591	19,260
Securities lending	—	—	642,835	—
Less foreign taxes withheld	(200,713)	(422,473)	(1,127,063)	(20,270)
Total investment income	22,507,097	29,227,910	14,426,271	2,081,607

Expenses
Investment management fees	10,254,152	8,557,249	3,970,782	3,102,003
Series I distribution and service fees	75,601	260,644	69,744	55,807
Series II distribution and service fees	118,141	512,094	105,706	205,934
Accounting and legal services fees	198,833	169,677	61,215	38,203
Professional fees	64,537	64,144	59,206	53,890
Printing and postage	20,512	22,498	8,372	9,830
Custodian fees (see note 2)	122,037	66,949	7,847	(104,288)
Trustees’ fees	25,448	24,150	9,134	5,416
Other	25,963	25,520	14,860	15,158
Total expenses before reductions	10,905,224	9,702,925	4,306,866	3,381,953
Less expense reductions	(112,535)	(104,532)	(93,019)	(182,116)
Net expenses	10,792,689	9,598,393	4,213,847	3,199,837
Net investment income (loss)	11,714,408	19,629,517	10,212,424	(1,118,230)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	42,737,826	21,325,695	(8,225,890)	29,798,437
Affiliated investments	—	—	5,986	—
Written options	—	—	—	189,332
Redemption in kind	—	42,800,988	—	—
	42,737,826	64,126,683	(8,219,904)	29,987,769

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	66,663,955	(8,619,116)	32,002,774	(67,079,840)
Affiliated investments	—	—	(3)	—
Written options	—	—	—	(11,337)
	66,663,955	(8,619,116)	32,002,771	(67,091,177)
Net realized and unrealized gain (loss)	109,401,781	55,507,567	23,782,867	(37,103,408)

Increase (decrease) in net assets from operations	$121,116,189	$75,137,084	$33,995,291	($38,221,638)

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — For the Year Ended December 31, 2016

Investment income	International Equity Index Trust B	International Growth Stock Trust	International Small Company Trust	International Value Trust
Dividends	$18,984,961	$10,570,593	$3,267,115	$24,365,486
Securities lending	259,259	—	66,085	773,200
Interest	9,987	72,810	1,163	27,562
Less foreign taxes withheld	(1,723,983)	(789,601)	(254,472)	(2,245,470)
Total investment income	17,530,224	9,853,802	3,079,891	22,920,778

Expenses
Investment management fees	3,076,006	3,163,620	1,021,136	6,502,290
Series I distribution and service fees	135,504	1,861	16,532	40,648
Series II distribution and service fees	36,701	46,507	46,315	147,696
Accounting and legal services fees	74,826	51,777	13,965	104,415
Professional fees	74,467	60,420	55,067	75,356
Printing and postage	15,847	6,479	3,322	15,713
Custodian fees (see note 2)	174,983	136,331	(170,753)	(1,104,666)
Trustees’ fees	9,603	6,851	1,930	13,040
Other	19,565	14,792	10,386	24,786
Total expenses before reductions	3,617,502	3,488,638	997,900	5,819,278
Less expense reductions	(1,483,806)	(29,527)	(11,859)	(60,207)
Net expenses	2,133,696	3,459,111	986,041	5,759,071
Net investment income	15,396,528	6,394,691	2,093,850	17,161,707

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(2,049,106)[1]	6,908,904	2,510,366	4,982,247 [3]
Affiliated investments	(43,733)	—	290	8,129
Futures contracts	1,017,963	—	—	—
	(1,074,876)	6,908,904	2,510,656	4,990,376

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	11,808,491 [2]	(18,332,115)	573,773	74,918,879 [4]
Affiliated investments	(71,967)	—	(132)	(166)
Futures contracts	(309,702)	—	—	—
	11,426,822	(18,332,115)	573,641	74,918,713
Net realized and unrealized gain (loss)	10,351,946	(11,423,211)	3,084,297	79,909,089

Increase (decrease) in net assets from operations	$25,748,474	($5,028,520)	$5,178,147	$97,070,796

1	Net of foreign taxes of $18.
2	Net of $8,559 decrease in deferred foreign withholding taxes.
3	Net of foreign taxes of $102.
4	Net of $52,953 decrease in deferred foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — For the Year Ended December 31, 2016

Investment income	Lifestyle Aggressive PS Series	Lifestyle Balanced PS Series	Lifestyle Conservative PS Series	Lifestyle Growth PS Series
Dividends	$112,026	—	—	—
Income distributions received from affiliated funds	338,055	$23,452,312	$5,470,810	$58,257,865
Total investment income	450,081	23,452,312	5,470,810	58,257,865

Expenses
Investment management fees	26,721	404,470	82,969	887,140
Series I distribution and service fees	1,534	15,082	4,372	25,661
Series II distribution and service fees	42,666	2,248,518	477,869	5,150,412
Accounting and legal services fees	2,823	128,021	26,183	288,632
Professional fees	36,173	54,611	40,905	78,530
Printing and postage	8,485	24,722	14,061	35,424
Custodian fees (see note 2)	11,700	11,570	11,700	8,164
Trustees’ fees	507	16,338	3,468	32,579
Other	4,185	11,134	5,799	15,104
Total expenses before reductions	134,794	2,914,466	667,326	6,521,646
Less expense reductions	(55,235)	(49,122)	(31,596)	(108,130)
Net expenses	79,559	2,865,344	635,730	6,413,516
Net investment income (loss)	370,522	20,586,968	4,835,080	51,844,349

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(16,536)	—	—	—
Affiliated investments	(49,868)	849,634	(334,777)	2,177,894
Capital gain distributions received from affiliated funds	380,659	10,280,026	838,856	28,726,643
	314,255	11,129,660	504,079	30,904,537

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	447,278	—	—	(6,071,610)
Affiliated investments	848,702	24,015,918	3,071,353	73,972,842
	1,295,980	24,015,918	3,071,353	67,901,232
Net realized and unrealized gain (loss)	1,610,235	35,145,578	3,575,432	98,805,769

Increase (decrease) in net assets from operations	$1,980,757	$55,732,546	$8,410,512	$150,650,118

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — For the Year Ended December 31, 2016

Investment income	Lifestyle Moderate PS Series	Mid Cap Index Trust	Mid Cap Stock Trust	Mid Value Trust
Dividends	—	$14,774,688	$3,171,428	$14,994,464
Income distributions received from affiliated funds	$8,045,771	—	—	—
Interest	—	10,033	44,968	174,467
Securities lending	—	275,355	1,165,458	269,077
Less foreign taxes withheld	—	—	(25,241)	(158,122)
Total investment income	8,045,771	15,060,076	4,356,613	15,279,886

Expenses
Investment management fees	133,364	4,210,337	5,839,342	7,272,735
Series I distribution and service fees	4,650	356,005	76,855	148,994
Series II distribution and service fees	760,235	157,845	197,714	157,215
Accounting and legal services fees	42,119	116,038	90,896	100,103
Professional fees	42,927	53,804	58,039	50,873
Printing and postage	15,946	19,443	13,717	14,488
Custodian fees (see note 2)	11,698	85,501	(107,419)	(77,609)
Trustees’ fees	5,528	14,476	12,148	12,681
Other	6,514	22,983	17,616	16,098
Total expenses before reductions	1,022,981	5,036,432	6,198,908	7,695,578
Less expense reductions	(16,194)	(953,983)	(51,895)	(403,179)
Net expenses	1,006,787	4,082,449	6,147,013	7,292,399
Net investment income (loss)	7,038,984	10,977,627	(1,790,400)	7,987,487

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	—	61,908,668	14,798,895	70,548,065
Affiliated investments	(84,502)	6,801	14,563	6,700
Capital gain distributions received from affiliated funds	2,661,555	—	—	—
Futures contracts	—	4,144,178	—	—
	2,577,053	66,059,647	14,813,458	70,554,765

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	—	89,415,032	(10,270,630)	86,975,561
Affiliated investments	6,975,004	(465)	2,367	(297)
Futures contracts	—	(448,789)	—	—
	6,975,004	88,965,778	(10,268,263)	86,975,264
Net realized and unrealized gain (loss)	9,552,057	155,025,425	4,545,195	157,530,029

Increase (decrease) in net assets from operations	$16,591,041	$166,003,052	$2,754,795	$165,517,516

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — For the Year Ended December 31, 2016

Investment income	Mutual Shares Trust	Real Estate Securities Trust	Science & Technology Trust	Small Cap Growth Trust
Dividends	$11,859,485	$12,690,537	$4,380,259	$2,611,489
Interest	3,178,935	1,646	1,182,095	24,873
Securities lending	91,394	1,853	281,698	473,947
Less foreign taxes withheld	(250,974)	(109)	(66,585)	(1,414)
Total investment income	14,878,840	12,693,927	5,777,467	3,108,895

Expenses
Investment management fees	4,249,438	2,908,254	5,068,952	4,058,115
Series I distribution and service fees	85,352	44,461	211,990	41,172
Series II distribution and service fees	—	135,122	104,912	68,266
Accounting and legal services fees	55,184	53,642	65,006	50,156
Professional fees	64,045	62,010	91,123	48,465
Printing and postage	7,882	12,983	11,642	10,655
Custodian fees (see note 2)	43,279	(176,240)	36,021	(181,367)
Trustees’ fees	8,406	7,217	8,357	6,771
Other	12,255	10,464	13,254	11,900
Total expenses before reductions	4,525,841	3,057,913	5,611,257	4,114,133
Less expense reductions	(32,687)	(30,762)	(220,136)	(28,586)
Net expenses	4,493,154	3,027,151	5,391,121	4,085,547
Net investment income (loss)	10,385,686	9,666,776	386,346	(976,652)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	77,774,933	29,802,176	37,991,879	(24,072,996)
Realized gain on investment not meeting investment restrictions	—	—	—	39,106
Affiliated investments	1,319	471	7,028	11,419
	77,776,252	29,802,647	37,998,907	(24,022,471)

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(33,512,972)	(11,657,792)	704,222	32,926,843
Affiliated investments	78	—	(753)	1,433
	(33,512,894)	(11,657,792)	703,469	32,928,276
Net realized and unrealized gain (loss)	44,263,358	18,144,855	38,702,376	8,905,805

Increase (decrease) in net assets from operations	$54,649,044	$27,811,631	$39,088,722	$7,929,153

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — For the Year Ended December 31, 2016

Investment income	Small Cap Index Trust	Small Cap Opportunities Trust	Small Cap Value Trust	Small Company Growth Trust
Dividends	$6,464,632	$2,896,007	$11,593,273	$968,377
Interest	5,950	10,812	56,799	14,102
Securities lending	866,003	101,862	123,451	23,876
Less foreign taxes withheld	(1,640)	(942)	—	—
Total investment income	7,334,945	3,007,739	11,773,523	1,006,355

Expenses
Investment management fees	2,092,206	2,095,179	6,821,629	1,080,002
Series I distribution and service fees	149,454	45,597	165,008	—
Series II distribution and service fees	98,954	91,165	90,839	—
Accounting and legal services fees	56,392	27,659	86,473	14,146
Professional fees	45,144	42,180	48,920	40,543
Printing and postage	11,038	8,872	13,330	6,889
Custodian fees (see note 2)	49,773	(12,132)	(46,318)	2,638
Trustees’ fees	7,066	3,672	10,977	1,962
Other	11,182	8,335	14,690	6,748
Total expenses before reductions	2,521,209	2,310,527	7,205,548	1,152,928
Less expense reductions	(247,330)	(184,872)	(48,920)	(7,999)
Net expenses	2,273,879	2,125,655	7,156,628	1,144,929
Net investment income (loss)	5,061,066	882,084	4,616,895	(138,574)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	19,849,599	14,780,187	52,678,638	9,575,456
Affiliated investments	7,970	2,021	6,420	466
Futures contracts	3,610,827	—	—	—
	23,468,396	14,782,208	52,685,058	9,575,922

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	58,300,465	22,467,986	81,261,323	2,482,071
Affiliated investments	(203)	(80)	(746)	(298)
Futures contracts	(405,854)	—	—	—
	57,894,408	22,467,906	81,260,577	2,481,773
Net realized and unrealized gain (loss)	81,362,804	37,250,114	133,945,635	12,057,695

Increase (decrease) in net assets from operations	$86,423,870	$38,132,198	$138,562,530	$11,919,121

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — For the Year Ended December 31, 2016

Investment income	Small Company Value Trust	Strategic Equity Allocation Trust	Total Stock Market Index Trust	Utilities Trust
Dividends	$5,411,787	$252,541,564	$12,460,602	$13,426,500
Interest	13,051	86,054	4,261	32,293
Securities lending	90,573	3,332,949	244,654	338,071
Less foreign taxes withheld	(5,015)	(8,638,479)	(3,606)	(342,204)
Total investment income	5,510,396	247,322,088	12,705,911	13,454,660

Expenses
Investment management fees	3,073,170	62,506,462	2,807,845	2,861,764
Series I distribution and service fees	30,806	—	221,713	151,044
Series II distribution and service fees	127,840	—	86,185	38,694
Accounting and legal services fees	38,371	1,304,294	76,098	44,791
Professional fees	43,057	237,736	65,417	46,679
Printing and postage	8,219	48,092	12,894	9,334
Custodian fees (see note 2)	(37,217)	1,891,924	68,514	(63,815)
Trustees’ fees	5,053	162,039	9,712	6,022
Other	9,067	158,759	13,853	11,017
Total expenses before reductions	3,298,366	66,309,306	3,362,231	3,105,530
Less expense reductions	(180,179)	(13,531,259)	(43,218)	(25,685)
Net expenses	3,118,187	52,778,047	3,319,013	3,079,845
Net investment income (loss)	2,392,209	194,544,041	9,386,898	10,374,815

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	40,610,903	97,643,268	14,164,020	(4,229,497)
Affiliated investments	2,219	39,136	2,294	2,114
Futures contracts	—	32,572,645	2,377,176	—
	40,613,122	130,255,049	16,543,490	(4,227,383)

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	39,820,924	566,875,819	43,950,487	30,978,751
Affiliated investments	(149)	(2,074)	17	312
Futures contracts	—	(3,022,035)	(278,620)	—
	39,820,775	563,851,710	43,671,884	30,979,063
Net realized and unrealized gain (loss)	80,433,897	694,106,759	60,215,374	26,751,680

Increase (decrease) in net assets from operations	$82,826,106	$888,650,800	$69,602,272	$37,126,495

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — For the Year Ended December 31, 2016

Investment income	Value Trust
Dividends	$12,162,704
Interest	52,170
Total investment income	12,214,874

Expenses
Investment management fees	3,655,719
Series I distribution and service fees	233,102
Series II distribution and service fees	61,566
Accounting and legal services fees	68,126
Professional fees	47,016
Printing and postage	12,626
Custodian fees (see note 2)	42,586
Trustees’ fees	8,956
Other	13,040
Total expenses before reductions	4,142,737
Less expense reductions	(38,732)
Net expenses	4,104,005
Net investment income (loss)	8,110,869

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	4,025,743
4,025,743

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	63,660,465
63,660,465
Net realized and unrealized gain (loss)	67,686,208

Increase (decrease) in net assets from operations	$75,797,077

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	500 Index Trust B		All Cap Core Trust		Alpha Opportunities Trust
Increase (decrease) in net assets	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15
From operations
Net investment income (loss)	$72,559,857	$66,241,876	$3,795,478	$3,285,301	$2,487,363	$4,046,942
Net realized gain (loss)	71,159,329	49,330,494	14,916,263	28,861,310	32,255,177	59,171,846
Change in net unrealized appreciation (depreciation)	286,147,974	(75,033,441)	7,614,322	(21,993,252)	(8,502,489)	(59,731,420)
Increase (decrease) in net assets resulting from operations	429,867,160	40,538,929	26,326,063	10,153,359	26,240,051	3,487,368
Distributions to shareholders
From net investment income
Series I	(40,487,027)	(34,338,997)	(1,166,324)	(739,178)	(10,934)	(4,364)
Series II	(890,122)	(782,870)	(100,151)	(50,994)	—	—
Series NAV	(27,323,731)	(26,062,241)	(2,748,392)	(2,385,921)	(3,163,592)	(4,898,063)
From net realized gain
Series I	(35,780,069)	(19,637,567)	—	—	(99,095)	(137,392)
Series II	(832,975)	(524,823)	—	—	—	—
Series NAV	(23,902,109)	(14,800,035)	—	—	(63,908,638)	(126,239,846)
Total distributions	(129,216,033)	(96,146,533)	(4,014,867)	(3,176,093)	(67,182,259)	(131,279,665)
From portfolio share transactions
Portfolio share transactions	279,502,098	108,288,925	(141,548,889)	(49,807,908)	(487,341,314)	10,731,721
Issued in reorganization	136,713,455	—	—	—	—	—
Total from portfolio share transactions	416,215,553	108,288,925	(141,548,889)	(49,807,908)	(487,341,314)	10,731,721
Total increase (decrease)	716,866,680	52,681,321	(119,237,693)	(42,830,642)	(528,283,522)	(117,060,576)

Net assets
Beginning of year	3,517,365,772	3,464,684,451	307,764,632	350,595,274	663,818,477	780,879,053
End of year	$4,234,232,452	$3,517,365,772	$188,526,939	$307,764,632	$135,534,955	$663,818,477

Undistributed net investment income (loss)	$18,001,983	$14,483,964	$633,102	$797,812	$201,558	$1,139,410

	American Asset Allocation Trust		American Global Growth Trust		American Growth Trust
Increase (decrease) in net assets	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15
From operations
Net investment income (loss)	$17,314,954	$18,273,958	$1,094,275	$1,555,418	$3,255,041	$1,539,124
Net realized gain (loss)	102,472,982	206,671,520	26,621,979	41,916,702	147,135,836	274,149,588
Change in net unrealized appreciation (depreciation)	8,499,453	(208,798,561)	(27,635,668)	(27,468,819)	(75,699,108)	(212,111,463)
Increase (decrease) in net assets resulting from operations	128,287,389	16,146,917	80,586	16,003,301	74,691,769	63,577,249
Distributions to shareholders
From net investment income
Series I	(2,991,828)	(2,855,497)	(73,208)	(87,010)	(410,212)	(260,923)
Series II	(12,163,591)	(13,168,986)	(742,996)	(1,116,432)	(2,106,901)	(707,409)
Series III	(2,166,169)	(2,284,142)	(278,000)	(353,142)	(737,748)	(590,088)
From net realized gain
Series I	(29,989,253)	(20,629,105)	(1,446,652)	(918,708)	(31,586,550)	(6,304,895)
Series II	(146,313,436)	(112,615,994)	(22,651,078)	(16,486,298)	(199,971,990)	(39,432,337)
Series III	(17,374,646)	(13,069,653)	(4,026,618)	(2,690,420)	(27,937,823)	(5,193,568)
Total distributions	(210,998,923)	(164,623,377)	(29,218,552)	(21,652,010)	(262,751,224)	(52,489,220)
From portfolio share transactions
Portfolio share transactions	70,170,231	(28,114,632)	1,881,095	(3,626,327)	143,509,709	(134,311,272)
Total from portfolio share transactions	70,170,231	(28,114,632)	1,881,095	(3,626,327)	143,509,709	(134,311,272)
Total increase (decrease)	(12,541,303)	(176,591,092)	(27,256,871)	(9,275,036)	(44,549,746)	(123,223,243)

Net assets
Beginning of year	1,525,998,530	1,702,589,622	236,512,773	245,787,809	904,997,115	1,028,220,358
End of year	$1,513,457,227	$1,525,998,530	$209,255,902	$236,512,773	$860,447,369	$904,997,115

Undistributed net investment income (loss)	—	—	$151	—	$180	—

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	American Growth-Income Trust		American International Trust		American New World Trust
Increase (decrease) in net assets	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15
From operations
Net investment income (loss)	$11,502,978	$10,556,684	$4,518,920	$5,888,276	$247,170	$35,602
Net realized gain (loss)	183,112,084	274,132,910	73,180,009	48,623,132	(1,210,932)	3,899,775
Change in net unrealized appreciation (depreciation)	(83,814,424)	(267,963,580)	(62,226,234)	(77,848,219)	4,325,653	(6,594,538)
Increase (decrease) in net assets resulting from operations	110,800,638	16,726,014	15,472,695	(23,336,811)	3,361,891	(2,659,161)
Distributions to shareholders
From net investment income
Series I	(2,573,946)	(2,343,367)	(938,390)	(1,076,950)	(138,561)	(31,842)
Series II	(5,790,353)	(5,191,564)	(3,040,326)	(4,143,903)	(97,995)	—
Series III	(3,139,651)	(3,049,150)	(540,086)	(678,975)	(11,579)	(7,825)
From net realized gain
Series I	(59,907,797)	(28,558,922)	—	—	(1,298,749)	(2,706,026)
Series II	(149,767,021)	(76,127,805)	—	—	(1,644,878)	(5,862,000)
Series III	(54,483,092)	(26,188,612)	—	—	(60,077)	(196,808)
Total distributions	(275,661,860)	(141,459,420)	(4,518,802)	(5,899,828)	(3,251,839)	(8,804,501)
From portfolio share transactions
Portfolio share transactions	127,382,300	(37,360,155)	(51,264,340)	(41,471,448)	1,165,122	17,752,522
Total from portfolio share transactions	127,382,300	(37,360,155)	(51,264,340)	(41,471,448)	1,165,122	17,752,522
Total increase (decrease)	(37,478,922)	(162,093,561)	(40,310,447)	(70,708,087)	1,275,174	6,288,860

Net assets
Beginning of year	1,087,408,496	1,249,502,057	535,807,365	606,515,452	77,022,736	70,733,876
End of year	$1,049,929,574	$1,087,408,496	$495,496,918	$535,807,365	$78,297,910	$77,022,736

Undistributed net investment income (loss)	$1,001	—	$118	—	—	—

	Blue Chip Growth Trust		Capital Appreciation Trust		Capital Appreciation Value Trust
Increase (decrease) in net assets	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15
From operations
Net investment income (loss)	$1,465,334	$823,943	$846,036	$126,623	$4,827,749	$3,413,690
Net realized gain (loss)	111,600,279	256,059,450	80,949,847	146,069,362	18,675,111	36,454,687
Change in net unrealized appreciation (depreciation)	(105,379,645)	(69,699,952)	(93,199,161)	(33,722,707)	4,863,550	(21,494,317)
Increase (decrease) in net assets resulting from operations	7,685,968	187,183,441	(11,403,278)	112,473,278	28,366,410	18,374,060
Distributions to shareholders
From net investment income
Series I	(32,414)	—	—	—	(38,228)	(30,083)
Series II	—	—	—	—	(3,421,005)	(2,911,907)
Series NAV	(612,790)	—	(61,905)	(178,097)	(964,910)	(514,718)
From net realized gain
Series I	(45,261,849)	(56,524,937)	(28,245,718)	(34,099,064)	(276,563)	(597,010)
Series II	(19,601,019)	(24,726,008)	(10,272,633)	(12,479,344)	(29,887,132)	(43,693,757)
Series NAV	(191,061,679)	(227,696,659)	(107,655,442)	(124,855,379)	(6,269,515)	(5,592,568)
Total distributions	(256,569,751)	(308,947,604)	(146,235,698)	(171,611,884)	(40,857,353)	(53,340,043)
From portfolio share transactions
Portfolio share transactions	108,612,111	70,294,055	144,235,453	(20,100,015)	33,066,475	28,049,036
Total from portfolio share transactions	108,612,111	70,294,055	144,235,453	(20,100,015)	33,066,475	28,049,036
Total increase (decrease)	(140,271,672)	(51,470,108)	(13,403,523)	(79,238,621)	20,575,532	(6,916,947)

Net assets
Beginning of year	1,707,590,566	1,759,060,674	953,247,304	1,032,485,925	361,687,049	368,603,996
End of year	$1,567,318,894	$1,707,590,566	$939,843,781	$953,247,304	$382,262,581	$361,687,049

Undistributed net investment income (loss)	$1,465,759	$804,578	$845,832	$127,938	$1,499,327	$898,473

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Core Strategy Trust		Emerging Markets Value Trust		Equity Income Trust
Increase (decrease) in net assets	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15[1]	Year ended 12-31-16	Year ended 12-31-15
From operations
Net investment income (loss)	$64,756,881	$73,283,494	$11,674,785	$13,400,367	$42,707,055	$35,565,896
Net realized gain (loss)	89,409,941	151,484,447	(35,765,146)	(21,281,325)	134,937,684	161,218,290
Change in net unrealized appreciation (depreciation)	85,041,069	(234,367,507)	143,535,736	(145,118,724)	112,851,110	(320,562,435)
Increase (decrease) in net assets resulting from operations	239,207,891	(9,599,566)	119,445,375	(152,999,682)	290,495,849	(123,778,249)
Distributions to shareholders
From net investment income
Series I	(2,402,957)	(2,683,807)	(54,595)	(56,043)	(5,684,739)	(5,461,496)
Series II	(58,936,660)	(67,127,980)	(1,652)	(1,662)	(2,831,978)	(2,571,102)
Series NAV	(3,423,677)	(3,549,296)	(14,248,128)	(16,386,904)	(29,374,009)	(27,085,544)
From net realized gain
Series I	(5,047,483)	(4,376,168)	—	—	(24,904,798)	(25,811,151)
Series II	(137,807,481)	(120,534,844)	—	—	(13,529,605)	(13,520,379)
Series NAV	(6,802,461)	(5,492,281)	—	—	(118,118,087)	(122,871,419)
Total distributions	(214,420,719)	(203,764,376)	(14,304,375)	(16,444,609)	(194,443,216)	(197,321,091)
From portfolio share transactions
Portfolio share transactions	(52,102,831)	(89,646,553)	(157,038,472)	4,547,900	53,129,423	4,342,411
Total from portfolio share transactions	(52,102,831)	(89,646,553)	(157,038,472)	4,547,900	53,129,423	4,342,411
Total increase (decrease)	(27,315,659)	(303,010,495)	(51,897,472)	(164,896,391)	149,182,056	(316,756,929)

Net assets
Beginning of year	3,648,550,507	3,951,561,002	662,492,420	827,388,811	1,670,136,726	1,986,893,655
End of year	$3,621,234,848	$3,648,550,507	$610,594,948	$662,492,420	$1,819,318,782	$1,670,136,726

Undistributed net investment income (loss)	—	—	$710,705	$2,075,886	$12,586,689	$8,009,663

	Financial Industries Trust		Fundamental All Cap Core Trust		Fundamental Large Cap Value Trust
Increase (decrease) in net assets	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15
From operations
Net investment income (loss)	$2,509,199	$2,704,682	$11,714,408	$5,685,655	$19,629,517	$19,393,905
Net realized gain (loss)	(4,479,536)	(997,904)	42,737,826	204,568,989	64,126,683	51,501,978
Change in net unrealized appreciation (depreciation)	29,698,810	(6,804,246)	66,663,955	(142,540,013)	(8,619,116)	(84,114,069)
Increase (decrease) in net assets resulting from operations	27,728,473	(5,097,468)	121,116,189	67,714,631	75,137,084	(13,218,186)
Distributions to shareholders
From net investment income
Series I	(1,724,018)	(1,304,811)	(823,963)	—	(11,465,810)	(5,906,860)
Series II	(206,573)	(147,529)	(86,593)	—	(4,097,304)	(1,900,761)
Series NAV	(321,862)	(244,592)	(8,798,669)	—	(3,791,037)	(8,622,108)
From net realized gain
Series I	—	(40,342,982)	(20,217,350)	(7,784,551)	—	—
Series II	—	(6,134,365)	(6,509,319)	(2,536,408)	—	—
Series NAV	—	(7,195,066)	(179,191,530)	(67,054,149)	—	—
Total distributions	(2,252,453)	(55,369,345)	(215,627,424)	(77,375,108)	(19,354,151)	(16,429,729)
From portfolio share transactions
Portfolio share transactions	15,900,728	51,517,840	66,641,182	(28,728,684)	(788,045,777)	(200,029,348)
Total from portfolio share transactions	15,900,728	51,517,840	66,641,182	(28,728,684)	(788,045,777)	(200,029,348)
Total increase (decrease)	41,376,748	(8,948,973)	(27,870,053)	(38,389,161)	(732,262,844)	(229,677,263)

Net assets
Beginning of year	167,324,167	176,273,140	1,625,898,368	1,664,287,529	1,562,725,751	1,792,403,014
End of year	$208,700,915	$167,324,167	$1,598,028,315	$1,625,898,368	$830,462,907	$1,562,725,751

Undistributed net investment income (loss)	$787,186	$1,403,659	$5,719,443	$5,434,945	$4,508,119	$5,803,892

1	The inception date for Series II shares is 5-27-15.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Global Trust		Health Sciences Trust		International Equity Index Trust B
Increase (decrease) in net assets	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15
From operations
Net investment income (loss)	$10,212,424	$11,964,639	($1,118,230)	$179,001	$15,396,528	$15,486,878
Net realized gain (loss)	(8,219,904)	49,099,203	29,987,769	69,520,450	(1,074,876)	(2,610,317)
Change in net unrealized appreciation (depreciation)	32,002,771	(99,579,759)	(67,091,177)	(28,246,251)	11,426,822	(50,739,682)
Increase (decrease) in net assets resulting from operations	33,995,291	(38,515,917)	(38,221,638)	41,453,200	25,748,474	(37,863,121)
Distributions to shareholders
From net investment income
Series I	(6,227,844)	(3,126,911)	(70,652)	—	(7,281,119)	(6,814,690)
Series II	(1,800,551)	(900,473)	—	—	(350,454)	(384,636)
Series NAV	(2,450,175)	(8,435,967)	(106,656)	—	(7,868,001)	(8,128,295)
From net realized gain
Series I	—	—	(25,415,578)	(24,945,099)	—	—
Series II	—	—	(19,977,664)	(17,700,999)	—	—
Series NAV	—	—	(24,002,914)	(18,475,075)	—	—
Total distributions	(10,478,570)	(12,463,351)	(69,573,464)	(61,121,173)	(15,499,574)	(15,327,621)
From portfolio share transactions
Portfolio share transactions	(379,254,991)	(82,657,509)	2,932,414	46,908,515	6,278,935	5,102,774
Total from portfolio share transactions	(379,254,991)	(82,657,509)	2,932,414	46,908,515	6,278,935	5,102,774
Total increase (decrease)	(355,738,270)	(133,636,777)	(104,862,688)	27,240,542	16,527,835	(48,087,968)

Net assets
Beginning of year	582,391,252	716,028,029	365,714,932	338,474,390	572,233,054	620,321,022
End of year	$226,652,982	$582,391,252	$260,852,244	$365,714,932	$588,760,889	$572,233,054

Undistributed net investment income (loss)	$91,304	$1,016,695	($135,371)	$171,417	$1,197,863	$1,312,503

	International Growth Stock Trust		International Small Company Trust		International Value Trust
Increase (decrease) in net assets	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15
From operations
Net investment income (loss)	$6,394,691	$7,039,098	$2,093,850	$1,506,499	$17,161,707	$18,255,014
Net realized gain (loss)	6,908,904	15,683,910	2,510,656	6,024,315	4,990,376	(16,708,488)
Change in net unrealized appreciation (depreciation)	(18,332,115)	(29,510,046)	573,641	(763,078)	74,918,713	(60,323,177)
Increase (decrease) in net assets resulting from operations	(5,028,520)	(6,787,038)	5,178,147	6,767,736	97,070,796	(58,776,651)
Distributions to shareholders
From net investment income
Series I	(67,675)	(60,947)	(645,735)	(643,323)	(2,234,481)	(1,602,486)
Series II	(275,435)	(339,052)	(313,103)	(348,834)	(1,322,703)	(1,031,176)
Series NAV	(6,540,418)	(7,452,899)	(1,170,659)	(952,566)	(14,670,334)	(14,784,164)
Total distributions	(6,883,528)	(7,852,898)	(2,129,497)	(1,944,723)	(18,227,518)	(17,417,826)
From portfolio share transactions
Portfolio share transactions	(34,437,452)	(70,033,229)	(2,555,418)	(893,259)	(120,205,233)	(140,914,501)
Issued in reorganization	—	—	—	—	80,352,281	—
Total from portfolio share transactions	(34,437,452)	(70,033,229)	(2,555,418)	(893,259)	(39,852,952)	(140,914,501)
Total increase (decrease)	(46,349,500)	(84,673,165)	493,232	3,929,754	38,990,326	(217,108,978)

Net assets
Beginning of year	418,614,317	503,287,482	107,294,943	103,365,189	820,184,970	1,037,293,948
End of year	$372,264,817	$418,614,317	$107,788,175	$107,294,943	$859,175,296	$820,184,970

Undistributed net investment income (loss)	$322,080	$718,791	$217,715	$133,337	$77,509	$1,408,215

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Lifestyle Aggressive PS Series		Lifestyle Balanced PS Series		Lifestyle Conservative PS Series
Increase (decrease) in net assets	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15
From operations
Net investment income (loss)	$370,522	$339,712	$20,586,968	$21,549,022	$4,835,080	$4,800,694
Net realized gain (loss)	314,255	808,946	11,129,660	23,357,347	504,079	2,084,423
Change in net unrealized appreciation (depreciation)	1,295,980	(1,535,618)	24,015,918	(46,941,323)	3,071,353	(6,823,068)
Increase (decrease) in net assets resulting from operations	1,980,757	(386,960)	55,732,546	(2,034,954)	8,410,512	62,049
Distributions to shareholders
From net investment income
Series I	(65,276)	(51,257)	(695,193)	(708,196)	(241,760)	(225,401)
Series II	(254,937)	(272,737)	(18,467,209)	(19,774,216)	(4,511,323)	(4,556,412)
Series NAV	(43,334)	(15,733)	(1,425,599)	(1,089,114)	(81,816)	(19,148)
From net realized gain
Series I	(112,166)	(6,637)	(720,336)	(529,588)	(95,310)	(86,120)
Series II	(642,599)	(41,837)	(20,944,091)	(16,867,776)	(2,082,277)	(1,998,611)
Series NAV	(82,686)	(1,977)	(1,296,147)	(709,619)	(27,316)	(13,152)
Total distributions	(1,200,998)	(390,178)	(43,548,575)	(39,678,509)	(7,039,802)	(6,898,844)
From portfolio share transactions
Portfolio share transactions	2,886,613	(365,696)	15,835,712	26,428,699	(1,283,368)	(230,541)
Total from portfolio share transactions	2,886,613	(365,696)	15,835,712	26,428,699	(1,283,368)	(230,541)
Total increase (decrease)	3,666,372	(1,142,834)	28,019,683	(15,284,764)	87,342	(7,067,336)

Net assets
Beginning of year	20,876,876	22,019,710	974,828,470	990,113,234	189,759,216	196,826,552
End of year	$24,543,248	$20,876,876	$1,002,848,153	$974,828,470	$189,846,558	$189,759,216

Undistributed net investment income (loss)	$6,961	—	—	—	$112	$26

	Lifestyle Growth PS Series		Lifestyle Moderate PS Series		Mid Cap Index Trust
Increase (decrease) in net assets	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15
From operations
Net investment income (loss)	$51,844,349	$39,105,150	$7,038,984	$7,346,121	$10,977,627	$9,597,386
Net realized gain (loss)	30,904,537	61,857,986	2,577,053	6,588,788	66,059,647	82,716,697
Change in net unrealized appreciation (depreciation)	67,901,232	(109,114,501)	6,975,004	(14,305,462)	88,965,778	(116,126,280)
Increase (decrease) in net assets resulting from operations	150,650,118	(8,151,365)	16,591,041	(370,553)	166,003,052	(23,812,197)
Distributions to shareholders
From net investment income
Series I	(1,718,439)	(862,175)	(236,798)	(222,083)	(8,742,444)	(7,211,867)
Series II	(48,061,618)	(37,611,252)	(6,463,183)	(6,938,283)	(624,772)	(549,942)
Series NAV	(2,067,847)	(672,707)	(340,698)	(192,915)	(1,521,001)	(1,221,319)
From net realized gain
Series I	(1,335,939)	(740,791)	(190,998)	(152,017)	(65,355,865)	(56,193,926)
Series II	(58,126,533)	(36,121,455)	(6,052,996)	(5,617,616)	(5,679,363)	(5,463,095)
Series NAV	(1,350,059)	(457,123)	(240,496)	(100,278)	(10,596,434)	(9,999,705)
Total distributions	(112,660,435)	(76,465,503)	(13,525,169)	(13,223,192)	(92,519,879)	(80,639,854)
From portfolio share transactions
Portfolio share transactions	42,076,054	135,748,108	(4,361,027)	81,765	104,947,186	76,483,216
Issued in reorganization	1,037,262,449	—	—	—	—	—
Total from portfolio share transactions	1,079,338,503	135,748,108	(4,361,027)	81,765	104,947,186	76,483,216
Total increase (decrease)	1,117,328,186	51,131,240	(1,295,155)	(13,511,980)	178,430,359	(27,968,835)

Net assets
Beginning of year	1,973,686,735	1,922,555,495	320,580,506	334,092,486	827,856,550	855,825,385
End of year	$3,091,014,921	$1,973,686,735	$319,285,351	$320,580,506	$1,006,286,909	$827,856,550

Undistributed net investment income (loss)	—	—	—	—	$2,664,121	$2,738,517

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Mid Cap Stock Trust		Mid Value Trust		Mutual Shares Trust
Increase (decrease) in net assets	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16[1]	Year ended 12-31-15
From operations
Net investment income (loss)	($1,790,400)	($2,260,800)	$7,987,487	$8,425,965	$10,385,686	$10,335,927
Net realized gain (loss)	14,813,458	53,472,458	70,554,765	90,884,287	77,776,252	52,676,738
Change in net unrealized appreciation (depreciation)	(10,268,263)	(23,331,746)	86,975,264	(123,817,061)	(33,512,894)	(86,594,036)
Increase (decrease) in net assets resulting from operations	2,754,795	27,879,912	165,517,516	(24,506,809)	54,649,044	(23,581,371)
Distributions to shareholders
From net investment income
Series I	—	—	(3,479,927)	(3,455,400)	(11,050,494)	(3,820,482)
Series II	—	—	(589,738)	(574,607)	—	—
Series NAV	—	—	(4,749,333)	(5,162,115)	(7,080,269)	(8,182,214)
From net realized gain
Series I	(11,515,782)	(36,356,040)	(36,209,625)	(56,805,649)	(15,111,098)	(16,896,430)
Series II	(6,135,831)	(20,132,925)	(7,590,125)	(11,823,606)	—	—
Series NAV	(34,798,213)	(105,188,192)	(48,578,949)	(79,615,678)	(30,237,499)	(35,693,508)
Total distributions	(52,449,826)	(161,677,157)	(101,197,697)	(157,437,055)	(63,479,360)	(64,592,634)
From portfolio share transactions
Portfolio share transactions	(41,212,767)	52,253,212	22,815,219	21,445,584	(340,827,747)	(9,226,216)
Total from portfolio share transactions	(41,212,767)	52,253,212	22,815,219	21,445,584	(340,827,747)	(9,226,216)
Total increase (decrease)	(90,907,798)	(81,544,033)	87,135,038	(160,498,280)	(349,658,063)	(97,400,221)

Net assets
Beginning of year	766,770,434	848,314,467	743,161,010	903,659,290	522,350,148	619,750,369
End of year	$675,862,636	$766,770,434	$830,296,048	$743,161,010	$172,692,085	$522,350,148

Undistributed net investment income (loss)	($195,072)	—	$2,383,530	$3,029,875	$8,113,924	$8,664,665

	Real Estate Securities Trust		Science & Technology Trust		Small Cap Growth Trust
Increase (decrease) in net assets	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15
From operations
Net investment income (loss)	$9,666,776	$8,868,448	$386,346	($1,706,335)	($976,652)	($2,059,186)
Net realized gain (loss)	29,802,647	33,532,127	37,998,907	64,025,548	(24,022,471)	33,935,154
Change in net unrealized appreciation (depreciation)	(11,657,792)	(31,648,118)	703,469	(30,542,887)	32,928,276	(71,554,660)
Increase (decrease) in net assets resulting from operations	27,811,631	10,752,457	39,088,722	31,776,326	7,929,153	(39,678,692)
Distributions to shareholders
From net investment income
Series I	(2,951,550)	(1,710,648)	—	—	—	—
Series II	(1,655,649)	(953,383)	—	—	—	—
Series NAV	(9,299,342)	(5,361,772)	—	—	—	—
From net realized gain
Series I	—	—	(57,150,948)	(70,613,953)	(7,536,179)	(20,495,548)
Series II	—	—	(5,803,630)	(7,354,718)	(2,635,244)	(6,667,182)
Series NAV	—	—	(4,240,765)	(4,523,412)	(26,168,107)	(58,414,290)
Total distributions	(13,906,541)	(8,025,803)	(67,195,343)	(82,492,083)	(36,339,530)	(85,577,020)
From portfolio share transactions
Portfolio share transactions	(26,114,171)	(40,978,546)	18,205,943	70,807,142	(23,124,524)	49,420,768
Total from portfolio share transactions	(26,114,171)	(40,978,546)	18,205,943	70,807,142	(23,124,524)	49,420,768
Total increase (decrease)	(12,209,081)	(38,251,892)	(9,900,678)	20,091,385	(51,534,901)	(75,834,944)

Net assets
Beginning of year	414,836,206	453,088,098	511,084,188	490,992,803	425,520,774	501,355,718
End of year	$402,627,125	$414,836,206	$501,183,510	$511,084,188	$373,985,873	$425,520,774

Undistributed net investment income (loss)	($10,636)	$3,329,550	$307,397	—	—	$866

1	All Series NAV shares were redeemed on 10-17-16.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Small Cap Index Trust		Small Cap Opportunities Trust		Small Cap Value Trust
Increase (decrease) in net assets	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15
From operations
Net investment income (loss)	$5,061,066	$4,715,090	$882,084	$977,335	$4,616,895	$3,620,937
Net realized gain (loss)	23,468,396	34,468,533	14,782,208	20,624,567	52,685,058	90,082,090
Change in net unrealized appreciation (depreciation)	57,894,408	(60,123,548)	22,467,906	(32,852,199)	81,260,577	(102,053,893)
Increase (decrease) in net assets resulting from operations	86,423,870	(20,939,925)	38,132,198	(11,250,297)	138,562,530	(8,350,866)
Distributions to shareholders
From net investment income
Series I	(3,531,183)	(3,119,906)	(421,387)	(77,378)	(2,280,806)	(1,566,636)
Series II	(377,899)	(361,464)	(93,928)	—	(177,059)	(91,216)
Series NAV	(1,178,676)	(1,089,209)	(441,909)	(121,406)	(2,160,425)	(1,645,259)
From net realized gain
Series I	(22,955,410)	(24,680,654)	(8,513,523)	(3,730,293)	(45,003,157)	(50,172,096)
Series II	(3,025,078)	(3,743,442)	(3,405,336)	(1,560,627)	(4,944,383)	(5,517,556)
Series NAV	(7,258,161)	(8,155,749)	(8,038,302)	(3,783,953)	(40,238,829)	(47,123,307)
Total distributions	(38,326,407)	(41,150,424)	(20,914,385)	(9,273,657)	(94,804,659)	(106,116,070)
From portfolio share transactions
Portfolio share transactions	63,231,404	27,354,507	(13,094,267)	(42,785,929)	31,515,646	44,169,238
Total from portfolio share transactions	63,231,404	27,354,507	(13,094,267)	(42,785,929)	31,515,646	44,169,238
Total increase (decrease)	111,328,867	(34,735,842)	4,123,546	(63,309,883)	75,273,517	(70,297,698)

Net assets
Beginning of year	413,728,349	448,464,191	218,502,216	281,812,099	651,434,046	721,731,744
End of year	$525,057,216	$413,728,349	$222,625,762	$218,502,216	$726,707,563	$651,434,046

Undistributed net investment income (loss)	$1,246,273	$1,322,274	$845,863	$934,740	$1,105,741	$1,114,920

	Small Company Growth Trust		Small Company Value Trust		Strategic Equity Allocation Trust
Increase (decrease) in net assets	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15
From operations
Net investment income (loss)	($138,574)	($336,267)	$2,392,209	$2,851,703	$194,544,041	$196,697,462
Net realized gain (loss)	9,575,922	17,179,308	40,613,122	46,506,275	130,255,049	179,003,172
Change in net unrealized appreciation (depreciation)	2,481,773	(17,694,954)	39,820,775	(67,252,206)	563,851,710	(371,417,851)
Increase (decrease) in net assets resulting from operations	11,919,121	(851,913)	82,826,106	(17,894,228)	888,650,800	4,282,783
Distributions to shareholders
From net investment income
Series I	—	—	(481,395)	(853,205)	—	—
Series II	—	—	(298,143)	(509,251)	—	—
Series NAV	—	—	(1,268,947)	(2,924,057)	(187,732,023)	(198,384,831)
From net realized gain
Series I	—	—	(9,402,489)	(8,759,963)	—	—
Series II	—	—	(8,006,528)	(7,382,763)	—	—
Series NAV	(16,386,423)	(370,025)	(28,199,061)	(28,336,851)	(197,781,733)	(390,270,570)
Total distributions	(16,386,423)	(370,025)	(47,656,563)	(48,766,090)	(385,513,756)	(588,655,401)
From portfolio share transactions
Portfolio share transactions	8,479,534	(21,180,433)	(45,214,634)	4,377,391	668,966,690	(646,704,849)
Total from portfolio share transactions	8,479,534	(21,180,433)	(45,214,634)	4,377,391	668,966,690	(646,704,849)
Total increase (decrease)	4,012,232	(22,402,371)	(10,045,091)	(62,282,927)	1,172,103,734	(1,231,077,467)

Net assets
Beginning of year	111,711,777	134,114,148	295,618,727	357,901,654	9,945,350,223	11,176,427,690
End of year	$115,724,009	$111,711,777	$285,573,636	$295,618,727	$11,117,453,957	$9,945,350,223

Undistributed net investment income (loss)	—	—	$864,547	$743,596	$37,174,786	$31,089,693

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Total Stock Market Index Trust		Utilities Trust		Value Trust
Increase (decrease) in net assets	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15
From operations
Net investment income (loss)	$9,386,898	$8,445,015	$10,374,815	$11,048,319	$8,110,869	$3,619,472
Net realized gain (loss)	16,543,490	9,851,847	(4,227,383)	11,471,299	4,025,743	45,935,759
Change in net unrealized appreciation (depreciation)	43,671,884	(21,876,494)	30,979,063	(86,723,033)	63,660,465	(103,522,548)
Increase (decrease) in net assets resulting from operations	69,602,272	(3,579,632)	37,126,495	(64,203,415)	75,797,077	(53,967,317)
Distributions to shareholders
From net investment income
Series I	(6,509,101)	(6,147,279)	(13,677,885)	(11,163,746)	(3,366,065)	(3,022,899)
Series II	(428,085)	(421,903)	(672,205)	(523,331)	(133,621)	(92,545)
Series NAV	(1,743,210)	(1,363,209)	(1,325,233)	(1,177,086)	(241,129)	(193,404)
From net realized gain
Series I	(7,213,776)	(13,458,238)	(5,256,021)	(34,633,806)	(41,422,682)	(72,465,704)
Series II	(556,238)	(1,088,538)	(267,991)	(1,754,336)	(2,221,442)	(3,744,550)
Series NAV	(1,691,399)	(2,802,487)	(492,829)	(3,476,627)	(2,750,630)	(4,056,476)
Total distributions	(18,141,809)	(25,281,654)	(21,692,164)	(52,728,932)	(50,135,569)	(83,575,578)
From portfolio share transactions
Portfolio share transactions	15,921,707	930,768	(38,640,776)	(43,216,909)	(51,558,938)	28,395,713
Total from portfolio share transactions	15,921,707	930,768	(38,640,776)	(43,216,909)	(51,558,938)	28,395,713
Total increase (decrease)	67,382,170	(27,930,518)	(23,206,445)	(160,149,256)	(25,897,430)	(109,147,182)

Net assets
Beginning of year	573,869,751	601,800,269	343,242,039	503,391,295	554,348,933	663,496,115
End of year	$641,251,921	$573,869,751	$320,035,594	$343,242,039	$528,451,503	$554,348,933

Undistributed net investment income (loss)	$2,767,798	$2,482,187	$5,996,579	$9,713,722	$5,383,272	$1,190,450

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period									Ratios and supplemental data
		Income (loss) from investment operations			Less distributions				Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]		Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
500 Index Trust B
SERIES I
12-31-2016	25.26	0.50	2.40	2.90	(0.45)	(0.42)	—	(0.87)	27.29	11.59		0.54		0.30		1.91		2,529	4	[6]
12-31-2015	25.68	0.48	(0.20)	0.28	(0.44)	(0.26)	—	(0.70)	25.26	1.10		0.54		0.30		1.85		2,024	4
12-31-2014	23.34	0.42	2.68	3.10	(0.39)	(0.37)	—	(0.76)	25.68	13.33		0.54		0.30		1.71		1,880	2
12-31-2013	18.01	0.37	5.38	5.75	(0.38)	(0.04)	—	(0.42)	23.34	32.03		0.53		0.30		1.75		1,581	4
12-31-2012[3]	17.88	0.08	0.15	0.23	(0.10)	—	—	(0.10)	18.01	1.32	[4]	0.53	[5]	0.30	[5]	2.94	[5]	1,142	4	[6,7]
SERIES II
12-31-2016	25.29	0.45	2.39	2.84	(0.40)	(0.42)	—	(0.82)	27.31	11.37		0.74		0.50		1.72		64	4	[6]
12-31-2015	25.71	0.42	(0.20)	0.22	(0.38)	(0.26)	—	(0.64)	25.29	0.86		0.74		0.50		1.64		51	4
12-31-2014	23.36	0.37	2.69	3.06	(0.34)	(0.37)	—	(0.71)	25.71	13.15		0.74		0.50		1.51		55	2
12-31-2013	18.03	0.32	5.39	5.71	(0.34)	(0.04)	—	(0.38)	23.36	31.76		0.73		0.50		1.55		52	4
12-31-2012[3]	17.88	0.08	0.14	0.22	(0.07)	—	—	(0.07)	18.03	1.27	[4]	0.73	[5]	0.50	[5]	2.74	[5]	47	4	[6,7]
SERIES NAV
12-31-2016	25.26	0.51	2.40	2.91	(0.46)	(0.42)	—	(0.88)	27.29	11.64		0.49		0.25		1.96		1,641	4	[6]
12-31-2015	25.68	0.49	(0.20)	0.29	(0.45)	(0.26)	—	(0.71)	25.26	1.15		0.49		0.25		1.89		1,442	4
12-31-2014	23.33	0.43	2.69	3.12	(0.40)	(0.37)	—	(0.77)	25.68	13.43		0.49		0.25		1.76		1,530	2
12-31-2013	18.01	0.38	5.37	5.75	(0.39)	(0.04)	—	(0.43)	23.33	32.03		0.48		0.25		1.80		1,397	4
12-31-2012	15.71	0.36	2.12	2.48	(0.18)	—	—	(0.18)	18.01	15.80		0.49		0.25		2.07		1,121	4	[6]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series I and Series II shares is 11-5-12. 4. Not annualized. 5. Annualized. 6. Excludes merger activity. 7. Portfolio turnover is shown for the period from 1-1-12 to 12-31-12.

All Cap Core Trust
SERIES I
12-31-2016	27.76	0.39	2.53	2.92	(0.50)	—	—	(0.50)	30.18	10.56		0.89	[3]	0.88	[3]	1.41		70	184
12-31-2015	27.32	0.27	0.44	0.71	(0.27)	—	—	(0.27)	27.76	2.59		0.87		0.86		0.94		75	238
12-31-2014	25.15	0.19	2.23	2.42	(0.25)	—	—	(0.25)	27.32	9.64		0.87		0.86		0.71		81	249
12-31-2013	18.95	0.23	6.26	6.49	(0.29)	—	—	(0.29)	25.15	34.33		0.87		0.86		1.02		86	180
12-31-2012	16.44	0.26	2.46	2.72	(0.21)	—	—	(0.21)	18.95	16.57		0.86		0.86		1.46		73	242
SERIES II
12-31-2016	27.70	0.34	2.52	2.86	(0.44)	—	—	(0.44)	30.12	10.38		1.09	[3]	1.08	[3]	1.22		7	184
12-31-2015	27.27	0.21	0.44	0.65	(0.22)	—	—	(0.22)	27.70	2.36		1.07		1.06		0.74		7	238
12-31-2014	25.10	0.13	2.24	2.37	(0.20)	—	—	(0.20)	27.27	9.46		1.07		1.06		0.49		6	249
12-31-2013	18.92	0.18	6.25	6.43	(0.25)	—	—	(0.25)	25.10	34.04		1.07		1.06		0.82		9	180
12-31-2012	16.41	0.23	2.45	2.68	(0.17)	—	—	(0.17)	18.92	16.38		1.06		1.06		1.26		8	242
SERIES NAV
12-31-2016	27.77	0.40	2.54	2.94	(0.51)	—	—	(0.51)	30.20	10.65		0.84	[3]	0.83	[3]	1.43		112	184
12-31-2015	27.33	0.28	0.45	0.73	(0.29)	—	—	(0.29)	27.77	2.64		0.82		0.81		1.00		226	238
12-31-2014	25.16	0.20	2.23	2.43	(0.26)	—	—	(0.26)	27.33	9.69		0.82		0.81		0.77		264	249
12-31-2013	18.95	0.24	6.28	6.52	(0.31)	—	—	(0.31)	25.16	34.44		0.82		0.81		1.06		284	180
12-31-2012	16.44	0.27	2.46	2.73	(0.22)	—	—	(0.22)	18.95	16.62		0.81		0.81		1.51		274	242
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%.

Alpha Opportunities Trust
SERIES I
12-31-2016	10.94	0.04	0.56	0.60	(0.17)	(1.24)	—	(1.41)	10.13	5.71		1.07		1.03		0.36		1	96
12-31-2015	13.60	0.06	(0.16)	(0.10)	(0.08)	(2.48)	—	(2.56)	10.94	—	[3]	1.05		1.02		0.50		1	96
12-31-2014	16.21	0.08	1.17	1.25	(0.08)	(3.78)	—	(3.86)	13.60	8.00		1.06		1.02		0.52		1	109
12-31-2013	13.36	0.08	4.56	4.64	(0.12)	(1.67)	—	(1.79)	16.21	35.55		1.07		1.05		0.49		1	121
12-31-2012	11.92	0.09	2.39	2.48	(0.07)	(0.97)	—	(1.04)	13.36	21.33		1.06		1.06		0.71		1	141
SERIES NAV
12-31-2016	10.95	0.05	0.56	0.61	(0.18)	(1.24)	—	(1.42)	10.14	5.75		1.02		0.98		0.45		135	96
12-31-2015	13.62	0.07	(0.17)	(0.10)	(0.09)	(2.48)	—	(2.57)	10.95	(0.03)		1.00		0.97		0.56		663	96
12-31-2014	16.22	0.08	1.19	1.27	(0.09)	(3.78)	—	(3.87)	13.62	8.12		1.01		0.97		0.55		780	109
12-31-2013	13.37	0.08	4.57	4.65	(0.13)	(1.67)	—	(1.80)	16.22	35.58		1.02		1.00		0.55		915	121
12-31-2012	11.93	0.10	2.39	2.49	(0.08)	(0.97)	—	(1.05)	13.37	21.38		1.01		1.01		0.73		888	141
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than 0.005%.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data
		Income (loss) from investment operations				Less distributions				Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
American Asset Allocation Trust
SERIES I
12-31-2016	14.21	0.18	[3]	1.06	1.24	(0.17)	(1.92)	—	(2.09)	13.36	8.99	0.61	[4,5]	0.60	[4,5]	1.29	[3]	244	4
12-31-2015	15.75	0.20	[3]	(0.10)	0.10	(0.19)	(1.45)	—	(1.64)	14.21	1.06	0.62	[4]	0.61	[4]	1.27	[3]	220	9
12-31-2014	15.22	0.17	[3]	0.60	0.77	(0.17)	(0.07)	—	(0.24)	15.75	5.05	0.62	[4]	0.61	[4]	1.11	[3]	227	7
12-31-2013	12.47	0.15	[3]	2.76	2.91	(0.16)	—	—	(0.16)	15.22	23.30	0.62	[4]	0.62	[4]	1.08	[3]	221	2
12-31-2012	10.94	0.18	[3]	1.54	1.72	(0.19)	—	—	(0.19)	12.47	15.76	0.62	[4]	0.62	[4]	1.50	[3]	192	2
SERIES II
12-31-2016	14.21	0.15	[3]	1.08	1.23	(0.15)	(1.92)	—	(2.07)	13.37	8.92	0.76	[4,5]	0.72	[4,5]	1.08	[3]	1,133	4
12-31-2015	15.75	0.16	[3]	(0.09)	0.07	(0.16)	(1.45)	—	(1.61)	14.21	0.91	0.77	[4]	0.76	[4]	1.05	[3]	1,168	9
12-31-2014	15.22	0.14	[3]	0.61	0.75	(0.15)	(0.07)	—	(0.22)	15.75	4.89	0.77	[4]	0.76	[4]	0.90	[3]	1,320	7
12-31-2013	12.47	0.13	[3]	2.75	2.88	(0.13)	—	—	(0.13)	15.22	23.13	0.77	[4]	0.77	[4]	0.90	[3]	1,430	2
12-31-2012	10.95	0.16	[3]	1.54	1.70	(0.18)	—	—	(0.18)	12.47	15.49	0.77	[4]	0.77	[4]	1.36	[3]	1,305	2
SERIES III
12-31-2016	14.20	0.22	[3]	1.08	1.30	(0.22)	(1.92)	—	(2.14)	13.36	9.43	0.26	[4,5]	0.25	[4,5]	1.55	[3]	137	4
12-31-2015	15.75	0.24	[3]	(0.10)	0.14	(0.24)	(1.45)	—	(1.69)	14.20	1.34	0.27	[4]	0.26	[4]	1.56	[3]	138	9
12-31-2014	15.22	0.21	[3]	0.61	0.82	(0.22)	(0.07)	—	(0.29)	15.75	5.40	0.27	[4]	0.26	[4]	1.37	[3]	156	7
12-31-2013	12.46	0.20	[3]	2.76	2.96	(0.20)	—	—	(0.20)	15.22	23.79	0.27	[4]	0.27	[4]	1.40	[3]	173	2
12-31-2012	10.93	0.23	[3]	1.54	1.77	(0.24)	—	—	(0.24)	12.46	16.16	0.27	[4]	0.27	[4]	1.87	[3]	156	2
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from the underlying fund held by the portfolio. The expense ratio of the underlying fund held by the portfolio was 0.30% for 12-31-16 and 0.31% for all periods presented. 5. Includes reimbursement for overbilling of custody expenses in prior years of 0.01%

American Global Growth Trust
SERIES I
12-31-2016	15.38	0.10	[3]	(0.01)	0.09	(0.08)	(1.96)	—	(2.04)	13.43	0.28	0.64	[4]	0.60	[4]	0.69	[3]	13	14
12-31-2015	15.86	0.14	[3]	0.87	1.01	(0.39)	(1.10)	—	(1.49)	15.38	6.64	0.64	[4]	0.55	[4]	0.88	[3]	12	17
12-31-2014	15.68	0.15	[3]	0.16	0.31	(0.13)	—	—	(0.13)	15.86	1.96	0.63	[4]	0.58	[4]	0.97	[3]	8	13
12-31-2013	12.29	0.16	[3]	3.36	3.52	(0.13)	—	—	(0.13)	15.68	28.63	0.64	[4]	0.63	[4]	1.17	[3]	5	2	[5]
12-31-2012	10.11	0.07	[3]	2.17	2.24	(0.06)	—	—	(0.06)	12.29	22.13	0.64	[4]	0.64	[4]	0.59	[3]	2	5
SERIES II
12-31-2016	15.35	0.06	[3]	—	0.06	(0.06)	(1.96)	—	(2.02)	13.39	0.10	0.79	[4]	0.70	[4]	0.42	[3]	166	14
12-31-2015	15.83	0.09	[3]	0.90	0.99	(0.37)	(1.10)	—	(1.47)	15.35	6.50	0.79	[4]	0.70	[4]	0.55	[3]	193	17
12-31-2014	15.65	0.10	[3]	0.19	0.29	(0.11)	—	—	(0.11)	15.83	1.82	0.78	[4]	0.74	[4]	0.62	[3]	203	13
12-31-2013	12.27	0.11	[3]	3.38	3.49	(0.11)	—	—	(0.11)	15.65	28.43	0.79	[4]	0.78	[4]	0.77	[3]	233	2	[5]
12-31-2012	10.09	0.04	[3]	2.18	2.22	(0.04)	—	—	(0.04)	12.27	22.00	0.79	[4]	0.79	[4]	0.33	[3]	165	5
SERIES III
12-31-2016	15.34	0.13	[3]	0.01	0.14	(0.13)	(1.96)	—	(2.09)	13.39	0.63	0.29	[4]	0.24	[4]	0.90	[3]	31	14
12-31-2015	15.82	0.17	[3]	0.90	1.07	(0.45)	(1.10)	—	(1.55)	15.34	7.02	0.29	[4]	0.20	[4]	1.02	[3]	31	17
12-31-2014	15.64	0.18	[3]	0.18	0.36	(0.18)	—	—	(0.18)	15.82	2.31	0.28	[4]	0.24	[4]	1.12	[3]	36	13
12-31-2013	12.25	0.24	[3]	3.33	3.57	(0.18)	—	—	(0.18)	15.64	29.12	0.29	[4]	0.28	[4]	1.68	[3]	40	2	[5]
12-31-2012	10.08	0.10	[3]	2.17	2.27	(0.10)	—	—	(0.10)	12.25	22.49	0.29	[4]	0.29	[4]	0.84	[3]	4	5
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying fund held by the portfolio. The expense ratios of the underlying fund held by the portfolio were as follows: 0.55%, 0.55%, 0.56%, 0.55% and 0.56% for the periods ended 12-31-16, 12-31-15, 12-31-14, 12-31-13 and 12-31-12, respectively. 5. Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data
		Income (loss) from investment operations				Less distributions				Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
American Growth Trust
SERIES I
12-31-2016	24.15	0.09	[3]	1.89	1.98	(0.07)	(7.44)	—	(7.51)	18.62	9.08	0.62	[4]	0.62	[4]	0.41	[3]	109	12
12-31-2015	24.07	0.04	[3]	1.43	1.47	(0.06)	(1.33)	—	(1.39)	24.15	6.44	0.62	[4]	0.62	[4]	0.18	[3]	104	21
12-31-2014	22.44	0.20	[3]	1.63	1.83	(0.20)	—	—	(0.20)	24.07	8.13	0.62	[4]	0.61	[4]	0.85	[3]	118	7
12-31-2013	17.40	0.11	[3]	5.04	5.15	(0.11)	—	—	(0.11)	22.44	29.60	0.62	[4]	0.62	[4]	0.57	[3]	110	2
12-31-2012	14.87	0.07	[3]	2.53	2.60	(0.07)	—	—	(0.07)	17.40	17.49	0.62	[4]	0.62	[4]	0.40	[3]	91	4
SERIES II
12-31-2016	24.08	0.07	[3]	1.89	1.96	(0.06)	(7.44)	—	(7.50)	18.54	9.03	0.77	[4]	0.68	[4]	0.32	[3]	658	12
12-31-2015	23.99	0.02	[3]	1.42	1.44	(0.02)	(1.33)	—	(1.35)	24.08	6.35	0.77	[4]	0.72	[4]	0.10	[3]	707	21
12-31-2014	22.37	0.14	[3]	1.64	1.78	(0.16)	—	—	(0.16)	23.99	7.96	0.77	[4]	0.76	[4]	0.63	[3]	804	7
12-31-2013	17.34	0.07	[3]	5.04	5.11	(0.08)	—	—	(0.08)	22.37	29.48	0.77	[4]	0.77	[4]	0.36	[3]	919	2
12-31-2012	14.83	0.04	[3]	2.52	2.56	(0.05)	—	—	(0.05)	17.34	17.23	0.77	[4]	0.77	[4]	0.24	[3]	902	4
SERIES III
12-31-2016	24.07	0.16	[3]	1.90	2.06	(0.15)	(7.44)	—	(7.59)	18.54	9.48	0.27	[4]	0.27	[4]	0.75	[3]	94	12
12-31-2015	23.98	0.14	[3]	1.43	1.57	(0.15)	(1.33)	—	(1.48)	24.07	6.87	0.27	[4]	0.27	[4]	0.56	[3]	94	21
12-31-2014	22.36	0.26	[3]	1.64	1.90	(0.28)	—	—	(0.28)	23.98	8.47	0.27	[4]	0.26	[4]	1.14	[3]	106	7
12-31-2013	17.33	0.17	[3]	5.04	5.21	(0.18)	—	—	(0.18)	22.36	30.07	0.27	[4]	0.27	[4]	0.88	[3]	116	2
12-31-2012	14.81	0.13	[3]	2.52	2.65	(0.13)	—	—	(0.13)	17.33	17.89	0.27	[4]	0.27	[4]	0.78	[3]	106	4
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.35%, 0.35%, 0.35%, 0.35% and 0.34% for the periods ended 12-31-16, 12-31-15, 12-31-14, 12-31-13 and 12-31-12, respectively.

American Growth-Income Trust
SERIES I
12-31-2016	21.16	0.22	[3]	1.94	2.16	(0.19)	(5.55)	—	(5.74)	17.58	11.10	0.62	[4]	0.61	[4]	1.10	[3]	247	13
12-31-2015	24.00	0.21	[3]	(0.07)	0.14	(0.20)	(2.78)	—	(2.98)	21.16	1.11	0.62	[4]	0.61	[4]	0.89	[3]	240	17
12-31-2014	21.96	0.21	[3]	2.04	2.25	(0.21)	—	—	(0.21)	24.00	10.25	0.62	[4]	0.61	[4]	0.90	[3]	267	6
12-31-2013	16.66	0.18	[3]	5.32	5.50	(0.20)	—	—	(0.20)	21.96	33.01	0.62	[4]	0.61	[4]	0.96	[3]	270	2
12-31-2012	14.40	0.22	[3]	2.25	2.47	(0.21)	—	—	(0.21)	16.66	17.15	0.62	[4]	0.62	[4]	1.39	[3]	232	18	[5]
SERIES II
12-31-2016	21.12	0.19	[3]	1.96	2.15	(0.18)	(5.55)	—	(5.73)	17.54	11.06	0.77	[4]	0.69	[4]	0.97	[3]	585	13
12-31-2015	23.96	0.18	[3]	(0.07)	0.11	(0.17)	(2.78)	—	(2.95)	21.12	0.96	0.77	[4]	0.73	[4]	0.77	[3]	628	17
12-31-2014	21.92	0.16	[3]	2.06	2.22	(0.18)	—	—	(0.18)	23.96	10.12	0.77	[4]	0.76	[4]	0.68	[3]	730	6
12-31-2013	16.63	0.14	[3]	5.32	5.46	(0.17)	—	—	(0.17)	21.92	32.84	0.77	[4]	0.76	[4]	0.75	[3]	831	2
12-31-2012	14.38	0.17	[3]	2.27	2.44	(0.19)	—	—	(0.19)	16.63	16.94	0.77	[4]	0.77	[4]	1.09	[3]	814	18	[5]
SERIES III
12-31-2016	21.12	0.28	[3]	1.96	2.24	(0.26)	(5.55)	—	(5.81)	17.55	11.54	0.27	[4]	0.26	[4]	1.42	[3]	218	13
12-31-2015	23.96	0.29	[3]	(0.06)	0.23	(0.29)	(2.78)	—	(3.07)	21.12	1.46	0.27	[4]	0.26	[4]	1.24	[3]	219	17
12-31-2014	21.92	0.27	[3]	2.07	2.34	(0.30)	—	—	(0.30)	23.96	10.64	0.27	[4]	0.26	[4]	1.19	[3]	252	6
12-31-2013	16.62	0.24	[3]	5.33	5.57	(0.27)	—	—	(0.27)	21.92	33.50	0.27	[4]	0.26	[4]	1.27	[3]	276	2
12-31-2012	14.37	0.57	[3]	1.94	2.51	(0.26)	—	—	(0.26)	16.62	17.51	0.27	[4]	0.27	[4]	3.53	[3]	257	18	[5]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.29%, 0.29%, 0.29%, 0.29% and 0.28% based on the mix of underlying funds held by the portfolio for the periods ended 12-31-16, 12-31-15, 12-31-14, 12-31-13 and 12-31-12, respectively. 5. Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data
		Income (loss) from investment operations				Less distributions				Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
American International Trust
SERIES I
12-31-2016	17.35	0.17	[3]	0.37	0.54	(0.18)	—	—	(0.18)	17.71	3.12	0.63	[4]	0.62	[4]	0.99	[3]	93	17
12-31-2015	18.45	0.22	[3]	(1.11)	(0.89)	(0.21)	—	—	(0.21)	17.35	(4.82)	0.63	[4]	0.62	[4]	1.14	[3]	98	15
12-31-2014	19.23	0.21	[3]	(0.79)	(0.58)	(0.20)	—	—	(0.20)	18.45	(3.05)	0.62	[4]	0.62	[4]	1.08	[3]	89	6
12-31-2013	16.01	0.17	[3]	3.22	3.39	(0.17)	—	—	(0.17)	19.23	21.20	0.63	[4]	0.62	[4]	1.00	[3]	92	3
12-31-2012	13.77	0.16	[3]	2.25	2.41	(0.17)	—	—	(0.17)	16.01	17.49	0.62	[4]	0.62	[4]	1.06	[3]	81	5
SERIES II
12-31-2016	17.34	0.14	[3]	0.37	0.51	(0.15)	—	—	(0.15)	17.70	2.97	0.78	[4]	0.75	[4]	0.82	[3]	361	17
12-31-2015	18.44	0.18	[3]	(1.10)	(0.92)	(0.18)	—	—	(0.18)	17.34	(4.98)	0.78	[4]	0.76	[4]	0.93	[3]	395	15
12-31-2014	19.21	0.15	[3]	(0.75)	(0.60)	(0.17)	—	—	(0.17)	18.44	(3.15)	0.77	[4]	0.77	[4]	0.79	[3]	468	6
12-31-2013	16.00	0.13	[3]	3.23	3.36	(0.15)	—	—	(0.15)	19.21	20.98	0.78	[4]	0.77	[4]	0.76	[3]	557	3
12-31-2012	13.77	0.13	[3]	2.25	2.38	(0.15)	—	—	(0.15)	16.00	17.26	0.77	[4]	0.77	[4]	0.90	[3]	563	5
SERIES III
12-31-2016	17.29	0.23	[3]	0.37	0.60	(0.24)	—	—	(0.24)	17.65	3.49	0.28	[4]	0.27	[4]	1.33	[3]	41	17
12-31-2015	18.40	0.27	[3]	(1.10)	(0.83)	(0.28)	—	—	(0.28)	17.29	(4.54)	0.28	[4]	0.27	[4]	1.44	[3]	43	15
12-31-2014	19.17	0.26	[3]	(0.77)	(0.51)	(0.26)	—	—	(0.26)	18.40	(2.66)	0.27	[4]	0.27	[4]	1.33	[3]	50	6
12-31-2013	15.96	0.23	[3]	3.21	3.44	(0.23)	—	—	(0.23)	19.17	21.58	0.28	[4]	0.27	[4]	1.31	[3]	55	3
12-31-2012	13.72	0.22	[3]	2.24	2.46	(0.22)	—	—	(0.22)	15.96	17.94	0.27	[4]	0.27	[4]	1.49	[3]	51	5
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from the underlying fund by the portfolio. The ratios of the underlying fund held by the portfolio were as follows: 0.54%, 0.54%, 0.54%, 0.54% and 0.53% for the periods ended 12-31-16, 12-31-15, 12-31-14, 12-31-13 and 12-31-12, respectively.

American New World Trust
SERIES I
12-31-2016	11.05	0.05	[3]	0.50	0.55	(0.04)	(0.45)	—	(0.49)	11.11	4.93	0.68	[4]	0.67	[4]	0.45	[3]	36	9
12-31-2015	13.22	0.02	[3]	(0.56)	(0.54)	(0.02)	(1.61)	—	(1.63)	11.05	(3.66)	0.68	[4]	0.68	[4]	0.19	[3]	31	15
12-31-2014	14.89	0.10	[3]	(1.28)	(1.18)	(0.08)	(0.41)	—	(0.49)	13.22	(8.21)	0.67	[4]	0.66	[4]	0.68	[3]	16	20
12-31-2013	13.55	0.16	[3]	1.31	1.47	(0.13)	—	—	(0.13)	14.89	10.89	0.67	[4]	0.67	[4]	1.16	[3]	15	11
12-31-2012	11.61	0.08	[3]	1.94	2.02	(0.08)	—	—	(0.08)	13.55	17.37	0.68	[4]	0.68	[4]	0.60	[3]	10	7
SERIES II
12-31-2016	11.05	0.02	[3]	0.52	0.54	(0.03)	(0.45)	—	(0.48)	11.11	4.77	0.83	[4]	0.79	[4]	0.22	[3]	41	9
12-31-2015	13.21	—	[3,5]	(0.55)	(0.55)	—	(1.61)	—	(1.61)	11.05	(3.73)	0.83	[4]	0.82	[4]	(0.02)[3]		44	15
12-31-2014	14.88	0.05	[3]	(1.25)	(1.20)	(0.06)	(0.41)	—	(0.47)	13.21	(8.37)	0.82	[4]	0.81	[4]	0.37	[3]	53	20
12-31-2013	13.54	0.10	[3]	1.35	1.45	(0.11)	—	—	(0.11)	14.88	10.74	0.82	[4]	0.82	[4]	0.75	[3]	64	11
12-31-2012	11.61	0.05	[3]	1.94	1.99	(0.06)	—	—	(0.06)	13.54	17.12	0.83	[4]	0.83	[4]	0.43	[3]	68	7
SERIES III
12-31-2016	11.02	0.08	[3]	0.50	0.58	(0.08)	(0.45)	—	(0.53)	11.07	5.20	0.33	[4]	0.32	[4]	0.74	[3]	2	9
12-31-2015	13.18	0.06	[3]	(0.55)	(0.49)	(0.06)	(1.61)	—	(1.67)	11.02	(3.24)	0.33	[4]	0.32	[4]	0.47	[3]	1	15
12-31-2014	14.86	0.13	[3]	(1.27)	(1.14)	(0.13)	(0.41)	—	(0.54)	13.18	(7.95)	0.32	[4]	0.31	[4]	0.91	[3]	2	20
12-31-2013	13.51	0.16	[3]	1.37	1.53	(0.18)	—	—	(0.18)	14.86	11.36	0.32	[4]	0.32	[4]	1.12	[3]	2	11
12-31-2012	11.58	0.11	[3]	1.94	2.05	(0.12)	—	—	(0.12)	13.51	17.71	0.33	[4]	0.33	[4]	0.85	[3]	3	7
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from the underlying fund held by the portfolio. The expense ratios of the underlying fund held by the portfolio were as follows: 0.79%, 0.78%, 0.78%, 0.79% and 0.78% for the periods ended 12-31-16, 12-31-15, 12-31-14, 12-31-13 and 12-31-12, respectively. 5. Less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period									Ratios and supplemental data
		Income (loss) from investment operations			Less distributions				Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Blue Chip Growth Trust
SERIES I
12-31-2016	32.45	0.02	0.17	0.19	— [3]	(5.19)	—	(5.19)	27.45	0.81	0.85	[4]	0.82	[4]	0.07	270	30
12-31-2015	35.88	0.01	3.48	3.49	—	(6.92)	—	(6.92)	32.45	11.06	0.87		0.83		0.03	311	29
12-31-2014	34.23	(0.04)	3.12	3.08	—	(1.43)	—	(1.43)	35.88	9.07	0.86		0.83		(0.12)	313	26
12-31-2013	24.29	(0.01)	10.03	10.02	(0.08)	—	—	(0.08)	34.23	41.27	0.87		0.83		(0.04)	337	27
12-31-2012	20.54	0.05	3.72	3.77	(0.02)	—	—	(0.02)	24.29	18.36	0.86		0.83		0.22	274	22
SERIES II
12-31-2016	31.95	(0.04)	0.17	0.13	—	(5.19)	—	(5.19)	26.89	0.62	1.05	[4]	1.01	[4]	(0.13)	115	30
12-31-2015	35.50	(0.06)	3.43	3.37	—	(6.92)	—	(6.92)	31.95	10.83	1.07		1.03		(0.17)	136	29
12-31-2014	33.94	(0.11)	3.10	2.99	—	(1.43)	—	(1.43)	35.50	8.88	1.06		1.03		(0.32)	132	26
12-31-2013	24.10	(0.07)	9.94	9.87	(0.03)	—	—	(0.03)	33.94	40.97	1.07		1.03		(0.24)	149	27
12-31-2012	20.40	— [3]	3.70	3.70	—	—	—	—	24.10	18.14	1.06		1.03		0.02	123	22
SERIES NAV
12-31-2016	32.45	0.04	0.17	0.21	(0.02)	(5.19)	—	(5.21)	27.45	0.85	0.80	[4]	0.76	[4]	0.12	1,182	30
12-31-2015	35.86	0.03	3.48	3.51	—	(6.92)	—	(6.92)	32.45	11.13	0.82		0.78		0.08	1,260	29
12-31-2014	34.20	(0.02)	3.11	3.09	—	(1.43)	—	(1.43)	35.86	9.11	0.81		0.78		(0.07)	1,314	26
12-31-2013	24.26	— [3]	10.03	10.03	(0.09)	—	—	(0.09)	34.20	41.37	0.82		0.78		0.01	1,471	27
12-31-2012	20.51	0.07	3.71	3.78	(0.03)	—	—	(0.03)	24.26	18.44	0.81		0.78		0.28	1,346	22
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share. 4. Includes reimbursement for overbilling of custody expenses in prior years of 0.01%.

Capital Appreciation Trust
SERIES I
12-31-2016	14.12	0.01	(0.14)	(0.13)	—	(2.30)	—	(2.30)	11.69	(1.08)	0.77	[3]	0.76	[3]	0.08	164	45
12-31-2015	15.47	— [4]	1.57	1.57	—	(2.92)	—	(2.92)	14.12	11.46	0.79		0.78		(0.01)	192	30
12-31-2014	15.78	— [4]	1.50	1.50	(0.01)	(1.80)	—	(1.81)	15.47	9.65	0.78		0.78		(0.01)	196	33
12-31-2013	11.51	0.01	4.29	4.30	(0.03)	—	—	(0.03)	15.78	37.41	0.79		0.79		0.04	205	38
12-31-2012	9.94	0.03	1.56	1.59	(0.02)	—	—	(0.02)	11.51	15.98	0.79		0.78		0.27	175	45
SERIES II
12-31-2016	13.80	(0.02)[4]	(0.13)	(0.15)	—	(2.30)	—	(2.30)	11.35	(1.26)	0.97	[3]	0.96	[3]	(0.12)	58	45
12-31-2015	15.22	(0.03)	1.53	1.50	—	(2.92)	—	(2.92)	13.80	11.17	0.99		0.98		(0.21)	70	30
12-31-2014	15.57	(0.03)	1.48	1.45	—	(1.80)	—	(1.80)	15.22	9.47	0.98		0.98		(0.21)	73	33
12-31-2013	11.38	(0.02)	4.24	4.22	(0.03)	—	—	(0.03)	15.57	37.10	0.99		0.99		(0.16)	77	38
12-31-2012	9.83	0.02	1.54	1.56	(0.01)	—	—	(0.01)	11.38	15.84	0.99		0.98		0.07	71	45
SERIES NAV
12-31-2016	14.13	0.02	(0.14)	(0.12)	— [4]	(2.30)	—	(2.30)	11.71	(1.00)	0.72	[3]	0.71	[3]	0.12	718	45
12-31-2015	15.48	0.01	1.56	1.57	— [4]	(2.92)	—	(2.92)	14.13	11.48	0.74		0.73		0.04	691	30
12-31-2014	15.79	0.01	1.49	1.50	(0.01)	(1.80)	—	(1.81)	15.48	9.68	0.73		0.73		0.04	764	33
12-31-2013	11.51	0.01	4.30	4.31	(0.03)	—	—	(0.03)	15.79	37.51	0.74		0.74		0.09	850	38
12-31-2012	9.94	0.04	1.55	1.59	(0.02)	—	—	(0.02)	11.51	16.03	0.74		0.73		0.32	797	45
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.03%. 4. Less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data
		Income (loss) from investment operations				Less distributions				Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Capital Appreciation Value Trust
SERIES I
12-31-2016	11.47	0.17		0.76	0.93	(0.15)	(1.17)	—	(1.32)	11.08	8.12	0.91		0.87		1.50		3		68
12-31-2015	12.78	0.13		0.48	0.61	(0.13)	(1.79)	—	(1.92)	11.47	5.28	0.91		0.87		1.02		1		73
12-31-2014	13.02	0.15		1.38	1.53	(0.18)	(1.59)	—	(1.77)	12.78	12.22	0.91		0.87		1.18		4		69
12-31-2013	11.75	0.14		2.44	2.58	(0.16)	(1.15)	—	(1.31)	13.02	22.32	0.91		0.87		1.09		1		71
12-31-2012	11.51	0.18		1.45	1.63	(0.17)	(1.22)	—	(1.39)	11.75	14.59	0.92		0.88		1.50		1		68
SERIES II
12-31-2016	11.44	0.14		0.76	0.90	(0.13)	(1.17)	—	(1.30)	11.04	7.84	1.11		1.07		1.25		305		68
12-31-2015	12.75	0.11		0.48	0.59	(0.11)	(1.79)	—	(1.90)	11.44	5.10	1.11		1.07		0.89		316		73
12-31-2014	12.99	0.13		1.37	1.50	(0.15)	(1.59)	—	(1.74)	12.75	12.04	1.11		1.07		0.98		332		69
12-31-2013	11.74	0.11		2.42	2.53	(0.13)	(1.15)	—	(1.28)	12.99	21.93	1.11		1.07		0.88		331		71
12-31-2012	11.49	0.15		1.47	1.62	(0.15)	(1.22)	—	(1.37)	11.74	14.49	1.12		1.08		1.29		306		68
SERIES NAV
12-31-2016	11.45	0.18		0.75	0.93	(0.15)	(1.17)	—	(1.32)	11.06	8.19	0.86		0.82		1.54		75		68
12-31-2015	12.76	0.14		0.48	0.62	(0.14)	(1.79)	—	(1.93)	11.45	5.27	0.86		0.82		1.16		44		73
12-31-2014	13.00	0.16		1.38	1.54	(0.19)	(1.59)	—	(1.78)	12.76	12.38	0.86		0.82		1.22		32		69
12-31-2013	11.74	0.15		2.42	2.57	(0.16)	(1.15)	—	(1.31)	13.00	22.30	0.86		0.82		1.14		32		71
12-31-2012	11.49	0.19		1.46	1.65	(0.18)	(1.22)	—	(1.40)	11.74	14.76	0.87		0.83		1.56		25		68
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Core Strategy Trust
SERIES I
12-31-2016	14.09	0.28	[3]	0.72	1.00	(0.29)	(0.61)	—	(0.90)	14.19	7.11	0.11	[4]	0.11	[4]	1.99	[3]	122		4
12-31-2015	14.95	0.31	[3]	(0.34)	(0.03)	(0.31)	(0.52)	—	(0.83)	14.09	(0.11)	0.11	[4]	0.11	[4]	2.06	[3]	122		6
12-31-2014	14.48	0.29	[3]	0.60	0.89	(0.30)	(0.12)	—	(0.42)	14.95	6.11	0.11	[4]	0.11	[4]	1.92	[3]	135		5
12-31-2013	13.58	0.01	[3]	2.55	2.56	(0.08)	(1.58)	—	(1.66)	14.48	19.16	0.12	[4]	0.12	[4]	0.06	[3]	142		8	[5]
12-31-2012	12.40	0.43	[3]	1.12	1.55	(0.35)	(0.02)	—	(0.37)	13.58	12.53	0.13	[4]	0.13	[4]	3.21	[3]	—	[6]	110	[7]
SERIES II
12-31-2016	14.14	0.26	[3]	0.72	0.98	(0.26)	(0.61)	—	(0.87)	14.25	6.96	0.31	[4]	0.31	[4]	1.79	[3]	3,329		4
12-31-2015	15.01	0.29	[3]	(0.36)	(0.07)	(0.28)	(0.52)	—	(0.80)	14.14	(0.37)	0.31	[4]	0.31	[4]	1.88	[3]	3,371		6
12-31-2014	14.54	0.26	[3]	0.60	0.86	(0.27)	(0.12)	—	(0.39)	15.01	5.91	0.31	[4]	0.31	[4]	1.75	[3]	3,658		5
12-31-2013	13.62	0.20	[3]	2.35	2.55	(0.05)	(1.58)	—	(1.63)	14.54	19.03	0.32	[4]	0.32	[4]	1.36	[3]	3,804		8	[5]
12-31-2012	12.44	0.32	[3]	1.21	1.53	(0.33)	(0.02)	—	(0.35)	13.62	12.27	0.33	[4]	0.33	[4]	2.36	[3]	688		110	[7]
SERIES NAV
12-31-2016	14.10	0.30	[3]	0.70	1.00	(0.29)	(0.61)	—	(0.90)	14.20	7.16	0.06	[4]	0.06	[4]	2.11	[3]	170		4
12-31-2015	14.96	0.33	[3]	(0.35)	(0.02)	(0.32)	(0.52)	—	(0.84)	14.10	(0.06)	0.06	[4]	0.06	[4]	2.21	[3]	156		6
12-31-2014	14.49	0.32	[3]	0.58	0.90	(0.31)	(0.12)	—	(0.43)	14.96	6.15	0.06	[4]	0.06	[4]	2.13	[3]	159		5
12-31-2013	13.58	0.28	[3]	2.30	2.58	(0.09)	(1.58)	—	(1.67)	14.49	19.28	0.07	[4]	0.07	[4]	1.91	[3]	133		8	[5]
12-31-2012	12.40	0.39	[3]	1.17	1.56	(0.36)	(0.02)	—	(0.38)	13.58	12.58	0.08	[4]	0.08	[4]	2.92	[3]	51		110	[7]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% – 0.59%, 0.53% – 0.59%, 0.53% – 0.59%, 0.50% – 0.64% and 0.49% – 0.59% based on the mix of underlying funds held by the portfolio for the periods ended 12-31-16, 12-31-15, 12-31-14, 12-31-13 and 12-31-12, respectively. 5. Excludes merger activity. 6. Less than $500,000. 7. Increase in the portfolio turnover is directly attributed to in-kind transactions that are related to the reorganization of the underlying funds held by the Trust.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period									Ratios and supplemental data
		Income (loss) from investment operations			Less distributions				Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Emerging Markets Value Trust
SERIES I
12-31-2016	7.04	0.12	1.15	1.27	(0.17)	—	—	(0.17)	8.14	18.00	1.13		1.12		1.51		3		22
12-31-2015	8.91	0.15	(1.85)	(1.70)	(0.17)	—	—	(0.17)	7.04	(19.08)	1.10		1.09		1.73		2		20
12-31-2014	9.92	0.17	(0.65)	(0.48)	(0.18)	(0.35)	—	(0.53)	8.91	(5.50)	1.13		1.12		1.68		3		17
12-31-2013	10.74	0.13	(0.46)	(0.33)	(0.13)	(0.36)	—	(0.49)	9.92	(3.22)	1.13		1.12		1.25		4		9
12-31-2012	9.86	0.14	1.60	1.74	(0.11)	(0.75)	—	(0.86)	10.74	18.53	1.13		1.13		1.31		9		14
SERIES II
12-31-2016	7.05	0.10	1.14	1.24	(0.15)	—	—	(0.15)	8.14	17.62	1.33		1.32		1.33		—	[6]	22
12-31-2015[3]	9.48	0.10	(2.37)	(2.27)	(0.16)	—	—	(0.16)	7.05	(24.01)[4]	1.30	[5]	1.29	[5]	2.13	[5]	—	[6]	20	[7]
SERIES NAV
12-31-2016	7.03	0.12	1.15	1.27	(0.17)	—	—	(0.17)	8.13	18.08	1.07		1.06		1.67		608		22
12-31-2015	8.90	0.14	(1.83)	(1.69)	(0.18)	—	—	(0.18)	7.03	(19.05)	1.05		1.04		1.72		660		20
12-31-2014	9.90	0.17	(0.63)	(0.46)	(0.19)	(0.35)	—	(0.54)	8.90	(5.36)	1.08		1.07		1.70		824		17
12-31-2013	10.72	0.14	(0.47)	(0.33)	(0.13)	(0.36)	—	(0.49)	9.90	(3.18)	1.08		1.07		1.37		1,078		9
12-31-2012	9.85	0.14	1.59	1.73	(0.11)	(0.75)	—	(0.86)	10.72	18.49	1.08		1.08		1.34		1,115		14
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series II shares is 5-27-15. 4. Not annualized. 5. Annualized. 6. Less than $500,000. 7. Portfolio turnover is shown for the period from 1-1-15 to 12-31-15.

Equity Income Trust
SERIES I
12-31-2016	15.79	0.42	2.47	2.89	(0.36)	(1.65)	—	(2.01)	16.67	19.12	0.81	[3]	0.77	[3]	2.59		272		28
12-31-2015	19.16	0.34	(1.70)	(1.36)	(0.34)	(1.67)	—	(2.01)	15.79	(6.75)	0.87		0.83		1.91		262		34
12-31-2014	19.82	0.36	1.09	1.45	(0.35)	(1.76)	—	(2.11)	19.16	7.47	0.86		0.83		1.81		326		9
12-31-2013	15.53	0.29	4.35	4.64	(0.35)	—	—	(0.35)	19.82	29.96	0.87		0.83		1.63		348		9
12-31-2012	13.50	0.31	2.03	2.34	(0.31)	—	—	(0.31)	15.53	17.44	0.86		0.83		2.11		311		14
SERIES II
12-31-2016	15.74	0.38	2.46	2.84	(0.32)	(1.65)	—	(1.97)	16.61	18.91	1.01	[3]	0.97	[3]	2.39		148		28
12-31-2015	19.10	0.31	(1.70)	(1.39)	(0.30)	(1.67)	—	(1.97)	15.74	(6.91)	1.07		1.03		1.71		138		34
12-31-2014	19.77	0.32	1.09	1.41	(0.32)	(1.76)	—	(2.08)	19.10	7.23	1.06		1.03		1.62		172		9
12-31-2013	15.49	0.26	4.34	4.60	(0.32)	—	—	(0.32)	19.77	29.75	1.07		1.03		1.43		193		9
12-31-2012	13.47	0.28	2.03	2.31	(0.29)	—	—	(0.29)	15.49	17.18	1.06		1.03		1.91		173		14
SERIES NAV
12-31-2016	15.74	0.42	2.46	2.88	(0.36)	(1.65)	—	(2.01)	16.61	19.18	0.76	[3]	0.72	[3]	2.63		1,400		28
12-31-2015	19.10	0.35	(1.70)	(1.35)	(0.34)	(1.67)	—	(2.01)	15.74	(6.66)	0.82		0.78		1.97		1,270		34
12-31-2014	19.76	0.37	1.09	1.46	(0.36)	(1.76)	—	(2.12)	19.10	7.55	0.81		0.78		1.87		1,489		9
12-31-2013	15.48	0.30	4.34	4.64	(0.36)	—	—	(0.36)	19.76	30.05	0.82		0.78		1.68		1,579		9
12-31-2012	13.46	0.32	2.02	2.34	(0.32)	—	—	(0.32)	15.48	17.47	0.81		0.78		2.17		1,513		14
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.03%.

Financial Industries Trust
SERIES I
12-31-2016	11.18	0.18	1.97	2.15	(0.17)	—	—	(0.17)	13.16	19.37	0.88		0.87		1.66		162		45
12-31-2015	17.10	0.23	(0.75)	(0.52)	(0.13)	(5.27)	—	(5.40)	11.18	(2.65)	0.87		0.87		1.58		126		27
12-31-2014	15.85	0.15	1.22	1.37	(0.12)	—	—	(0.12)	17.10	8.65	0.93		0.93		0.95		132		113
12-31-2013	12.32	0.11	3.67	3.78	(0.10)	(0.15)	—	(0.25)	15.85	30.75	0.91		0.90		0.78		132		3
12-31-2012	10.52	0.12	1.77	1.89	(0.09)	—	—	(0.09)	12.32	18.05	0.91		0.91		0.99		97		26
SERIES II
12-31-2016	11.10	0.16	1.96	2.12	(0.15)	—	—	(0.15)	13.07	19.21	1.08		1.07		1.48		21		45
12-31-2015	17.02	0.20	(0.75)	(0.55)	(0.10)	(5.27)	—	(5.37)	11.10	(2.88)	1.07		1.07		1.39		19		27
12-31-2014	15.78	0.12	1.21	1.33	(0.09)	—	—	(0.09)	17.02	8.42	1.13		1.13		0.75		23		113
12-31-2013	12.27	0.09	3.64	3.73	(0.07)	(0.15)	—	(0.22)	15.78	30.49	1.11		1.10		0.60		27		3
12-31-2012	10.48	0.09	1.77	1.86	(0.07)	—	—	(0.07)	12.27	17.82	1.11		1.11		0.79		23		26
SERIES NAV
12-31-2016	11.15	0.19	1.96	2.15	(0.17)	—	—	(0.17)	13.13	19.47	0.83		0.82		1.72		26		45
12-31-2015	17.07	0.24	(0.75)	(0.51)	(0.14)	(5.27)	—	(5.41)	11.15	(2.58)	0.82		0.82		1.63		22		27
12-31-2014	15.83	0.16	1.21	1.37	(0.13)	—	—	(0.13)	17.07	8.64	0.88		0.88		1.00		22		113
12-31-2013	12.30	0.12	3.66	3.78	(0.10)	(0.15)	—	(0.25)	15.83	30.86	0.86		0.85		0.84		24		3
12-31-2012	10.51	0.12	1.77	1.89	(0.10)	—	—	(0.10)	12.30	18.03	0.86		0.86		1.04		18		26
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data
		Income (loss) from investment operations				Less distributions				Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Fundamental All Cap Core Trust
SERIES I
12-31-2016	22.30	0.15		1.58	1.73	(0.12)	(3.02)	—	(3.14)	20.89	8.34	0.75	0.75	0.73		146	26
12-31-2015	22.53	0.07		0.80	0.87	—	(1.10)	—	(1.10)	22.30	4.01	0.76	0.75	0.30		168	49
12-31-2014	20.61	0.06	[3]	1.95	2.01	(0.09)	—	—	(0.09)	22.53	9.74	0.76	0.75	0.28	[3]	156	46
12-31-2013	15.30	0.11		5.37	5.48	(0.17)	—	—	(0.17)	20.61	35.88	0.76	0.76	0.60		159	41
12-31-2012	12.48	0.16		2.77	2.93	(0.11)	—	—	(0.11)	15.30	23.52	0.76	0.76	1.17		131	38
SERIES II
12-31-2016	22.23	0.11		1.56	1.67	(0.04)	(3.02)	—	(3.06)	20.84	8.12	0.95	0.95	0.53		49	26
12-31-2015	22.50	0.02		0.81	0.83	—	(1.10)	—	(1.10)	22.23	3.83	0.96	0.95	0.10		52	49
12-31-2014	20.58	0.02	[3]	1.95	1.97	(0.05)	—	—	(0.05)	22.50	9.56	0.96	0.95	0.08	[3]	59	46
12-31-2013	15.29	0.07		5.36	5.43	(0.14)	—	—	(0.14)	20.58	35.55	0.96	0.96	0.40		69	41
12-31-2012	12.47	0.14		2.76	2.90	(0.08)	—	—	(0.08)	15.29	23.31	0.96	0.96	0.98		67	38
SERIES NAV
12-31-2016	22.40	0.16		1.58	1.74	(0.14)	(3.02)	—	(3.16)	20.98	8.40	0.71	0.70	0.78		1,403	26
12-31-2015	22.61	0.08		0.81	0.89	—	(1.10)	—	(1.10)	22.40	4.09	0.71	0.70	0.35		1,406	49
12-31-2014	20.68	0.07	[3]	1.96	2.03	(0.10)	—	—	(0.10)	22.61	9.81	0.71	0.70	0.33	[3]	1,449	46
12-31-2013	15.36	0.11		5.39	5.50	(0.18)	—	—	(0.18)	20.68	35.86	0.71	0.71	0.64		1,433	41
12-31-2012	12.52	0.17		2.79	2.96	(0.12)	—	—	(0.12)	15.36	23.66	0.71	0.71	1.22		1,149	38
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.05 and 0.21% for all series.

Fundamental Large Cap Value Trust
SERIES I
12-31-2016	17.15	0.25		1.48	1.73	(0.39)	—	—	(0.39)	18.49	10.17	0.71	0.70	1.47		541	28
12-31-2015	17.52	0.20		(0.39)	(0.19)	(0.18)	—	—	(0.18)	17.15	(1.11)	0.71	0.70	1.15		562	9
12-31-2014	15.94	0.17		1.52	1.69	(0.11)	—	—	(0.11)	17.52	10.61	0.71	0.70	1.03		621	29	[3]
12-31-2013	12.18	0.17		3.77	3.94	(0.18)	—	—	(0.18)	15.94	32.41	0.74	0.74	1.17		273	40	[3]
12-31-2012	9.91	0.19		2.22	2.41	(0.14)	—	—	(0.14)	12.18	24.42	0.76	0.75	1.67		67	42
SERIES II
12-31-2016	17.27	0.21		1.49	1.70	(0.36)	—	—	(0.36)	18.61	9.96	0.91	0.90	1.27		207	28
12-31-2015	17.64	0.17		(0.40)	(0.23)	(0.14)	—	—	(0.14)	17.27	(1.30)	0.91	0.90	0.95		220	9
12-31-2014	16.05	0.13		1.54	1.67	(0.08)	—	—	(0.08)	17.64	10.40	0.91	0.90	0.74		268	29	[3]
12-31-2013	12.27	0.14		3.79	3.93	(0.15)	—	—	(0.15)	16.05	32.11	0.94	0.94	0.99		44	40	[3]
12-31-2012	9.98	0.16		2.25	2.41	(0.12)	—	—	(0.12)	12.27	24.23	0.96	0.95	1.46		17	42
SERIES NAV
12-31-2016	17.15	0.25		1.49	1.74	(0.40)	—	—	(0.40)	18.49	10.22	0.65	0.65	1.48		83	28
12-31-2015	17.52	0.21		(0.39)	(0.18)	(0.19)	—	—	(0.19)	17.15	(1.06)	0.66	0.65	1.20		780	9
12-31-2014	15.94	0.19		1.51	1.70	(0.12)	—	—	(0.12)	17.52	10.66	0.66	0.65	1.12		903	29	[3]
12-31-2013	12.18	0.18		3.77	3.95	(0.19)	—	—	(0.19)	15.94	32.47	0.69	0.69	1.28		779	40	[3]
12-31-2012	9.91	0.19		2.23	2.42	(0.15)	—	—	(0.15)	12.18	24.48	0.71	0.70	1.68		441	42
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period									Ratios and supplemental data
		Income (loss) from investment operations			Less distributions				Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Global Trust
SERIES I
12-31-2016	17.95	0.34	1.33	1.67	(0.84)	—	—	(0.84)	18.78	9.47	0.89	[3]	0.87	[3]	1.87	142	23
12-31-2015	19.58	0.35	(1.60)	(1.25)	(0.38)	—	—	(0.38)	17.95	(6.42)	0.93		0.91		1.79	147	23
12-31-2014	20.50	0.47 [4]	(0.99)	(0.52)	(0.40)	—	—	(0.40)	19.58	(2.60)	0.95		0.94		2.27 [4]	180	17	[5]
12-31-2013	15.86	0.26	4.66	4.92	(0.28)	—	—	(0.28)	20.50	31.09	0.96		0.95		1.45	176	14
12-31-2012	13.31	0.30	2.57	2.87	(0.32)	—	—	(0.32)	15.86	21.74	0.96		0.94		2.04	156	16
SERIES II
12-31-2016	17.88	0.30	1.33	1.63	(0.81)	—	—	(0.81)	18.70	9.24	1.09	[3]	1.07	[3]	1.67	43	23
12-31-2015	19.51	0.31	(1.59)	(1.28)	(0.35)	—	—	(0.35)	17.88	(6.61)	1.13		1.11		1.61	46	23
12-31-2014	20.43	0.41 [4]	(0.97)	(0.56)	(0.36)	—	—	(0.36)	19.51	(2.80)	1.15		1.14		1.97 [4]	62	17	[5]
12-31-2013	15.81	0.22	4.65	4.87	(0.25)	—	—	(0.25)	20.43	30.83	1.16		1.15		1.23	34	14
12-31-2012	13.27	0.27	2.57	2.84	(0.30)	—	—	(0.30)	15.81	21.51	1.16		1.14		1.85	30	16
SERIES NAV
12-31-2016	17.94	0.40	1.27	1.67	(0.85)	—	—	(0.85)	18.76	9.47	0.84	[3]	0.83	[3]	2.24	42	23
12-31-2015	19.56	0.36	(1.59)	(1.23)	(0.39)	—	—	(0.39)	17.94	(6.34)	0.88		0.86		1.83	390	23
12-31-2014	20.47	0.48 [4]	(0.98)	(0.50)	(0.41)	—	—	(0.41)	19.56	(2.51)	0.90		0.89		2.31 [4]	474	17	[5]
12-31-2013	15.85	0.27	4.64	4.91	(0.29)	—	—	(0.29)	20.47	31.03	0.91		0.90		1.50	470	14
12-31-2012	13.30	0.30	2.58	2.88	(0.33)	—	—	(0.33)	15.85	21.82	0.91		0.89		2.09	422	16
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.04%. 4. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.08 and 0.37% for all series, respectively. 5. Excludes merger activity.

Health Sciences Trust
SERIES I
12-31-2016	31.92	(0.09)	(3.02)	(3.11)	(0.02)	(6.96)	—	(6.98)	21.83	(10.57)	1.10	[3]	1.04	[3]	(0.34)	94	27
12-31-2015	33.55	0.03	4.30	4.33	—	(5.96)	—	(5.96)	31.92	12.69	1.07		1.02		0.09	146	43
12-31-2014	29.19	(0.16)	8.98	8.82	—	(4.46)	—	(4.46)	33.55	31.83	1.07		1.02		(0.51)	135	50
12-31-2013	20.98	(0.14)	10.72	10.58	—	(2.37)	—	(2.37)	29.19	51.15	1.16		1.10		(0.54)	106	57
12-31-2012	16.98	(0.08)	5.46	5.38	—	(1.38)	—	(1.38)	20.98	31.89	1.18		1.12		(0.41)	69	29
SERIES II
12-31-2016	30.45	(0.14)	(2.87)	(3.01)	—	(6.96)	—	(6.96)	20.48	(10.77)	1.30	[3]	1.24	[3]	(0.54)	71	27
12-31-2015	32.30	(0.03)	4.14	4.11	—	(5.96)	—	(5.96)	30.45	12.49	1.27		1.22		(0.10)	102	43
12-31-2014	28.30	(0.22)	8.68	8.46	—	(4.46)	—	(4.46)	32.30	31.54	1.27		1.22		(0.71)	103	50
12-31-2013	20.43	(0.19)	10.43	10.24	—	(2.37)	—	(2.37)	28.30	50.86	1.36		1.30		(0.74)	91	57
12-31-2012	16.60	(0.12)	5.33	5.21	—	(1.38)	—	(1.38)	20.43	31.59	1.38		1.32		(0.61)	67	29
SERIES NAV
12-31-2016	32.20	(0.08)	(3.04)	(3.12)	(0.03)	(6.96)	—	(6.99)	22.09	(10.54)	1.06	[3]	0.99	[3]	(0.29)	96	27
12-31-2015	33.78	0.05	4.33	4.38	—	(5.96)	—	(5.96)	32.20	12.76	1.02		0.97		0.13	118	43
12-31-2014	29.36	(0.15)	9.03	8.88	—	(4.46)	—	(4.46)	33.78	31.85	1.02		0.97		(0.46)	101	50
12-31-2013	21.08	(0.13)	10.78	10.65	—	(2.37)	—	(2.37)	29.36	51.24	1.11		1.05		(0.49)	73	57
12-31-2012	17.05	(0.07)	5.48	5.41	—	(1.38)	—	(1.38)	21.08	31.93	1.13		1.07		(0.36)	48	29
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.05%.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data
		Income (loss) from investment operations				Less distributions				Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
International Equity Index Trust B
SERIES I
12-31-2016	14.54	0.39		0.25	0.64	(0.39)	—	—	(0.39)	14.79	4.45	0.65	[3]	0.39	[3]	2.65		277	5
12-31-2015	15.85	0.39		(1.32)	(0.93)	(0.38)	—	—	(0.38)	14.54	(5.91)	0.66		0.39		2.42		263	4
12-31-2014	17.14	0.52	[4]	(1.28)	(0.76)	(0.53)	—	—	(0.53)	15.85	(4.61)	0.62		0.39		3.03	[4]	277	3
12-31-2013	15.32	0.42		1.80	2.22	(0.40)	—	—	(0.40)	17.14	14.55	0.61		0.39		2.59		293	3
12-31-2012[5]	14.62	0.03		0.84	0.87	(0.17)	—	—	(0.17)	15.32	5.98 [6]	0.63	[7]	0.39	[7]	1.38	[7]	254	4	[8,9]
SERIES II
12-31-2016	14.56	0.36		0.25	0.61	(0.36)	—	—	(0.36)	14.81	4.24	0.85	[3]	0.59	[3]	2.47		14	5
12-31-2015	15.87	0.36		(1.32)	(0.96)	(0.35)	—	—	(0.35)	14.56	(6.11)	0.86		0.59		2.25		16	4
12-31-2014	17.16	0.50	[4]	(1.30)	(0.80)	(0.49)	—	—	(0.49)	15.87	(4.80)	0.82		0.59		2.88	[4]	21	3
12-31-2013	15.34	0.39		1.80	2.19	(0.37)	—	—	(0.37)	17.16	14.32	0.81		0.59		2.43		27	3
12-31-2012[5]	14.62	0.03		0.83	0.86	(0.14)	—	—	(0.14)	15.34	5.95 [6]	0.83	[7]	0.59	[7]	1.17	[7]	29	4	[8,9]
SERIES NAV
12-31-2016	14.54	0.39		0.25	0.64	(0.40)	—	—	(0.40)	14.78	4.43	0.60	[3]	0.34	[3]	2.70		298	5
12-31-2015	15.84	0.39		(1.30)	(0.91)	(0.39)	—	—	(0.39)	14.54	(5.80)	0.61		0.34		2.46		293	4
12-31-2014	17.13	0.54	[4]	(1.29)	(0.75)	(0.54)	—	—	(0.54)	15.84	(4.57)	0.57		0.34		3.13	[4]	322	3
12-31-2013	15.32	0.43		1.79	2.22	(0.41)	—	—	(0.41)	17.13	14.54	0.56		0.34		2.65		373	3
12-31-2012	13.17	0.41		1.92	2.33	(0.18)	—	—	(0.18)	15.32	17.76	0.59		0.34		2.90		345	4	[9]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.04% 4. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.03 and 0.33% for all series, respectively. 5. The inception date for Series I and II shares is 11-5-12. 6. Not annualized. 7. Annualized. 8. Portfolio turnover is shown for the period from 1-1-12 to 12-31-12. 9. Excludes merger activity.

International Growth Stock Trust
SERIES I
12-31-2016	15.91	0.25		(0.46)	(0.21)	(0.27)	—	—	(0.27)	15.43	(1.31)	0.91		0.91		1.57		4	14
12-31-2015	16.58	0.23		(0.61)	(0.38)	(0.29)	—	—	(0.29)	15.91	(2.27)	0.92		0.91		1.36		3	22
12-31-2014	16.85	0.28		(0.23)	0.05	(0.32)	—	—	(0.32)	16.58	0.20	0.97		0.97		1.65		2	23
12-31-2013	14.31	0.22		2.51	2.73	(0.19)	—	—	(0.19)	16.85	19.11	0.97		0.97		1.40		3	29
12-31-2012[3]	13.84	—	[4]	0.56	0.56	(0.09)	—	—	(0.09)	14.31	4.07 [5]	1.01	[6]	1.01	[6]	(0.10)[6]		3	23	[7,8]
SERIES II
12-31-2016	15.91	0.22		(0.45)	(0.23)	(0.24)	—	—	(0.24)	15.44	(1.45)	1.11		1.10		1.38		18	14
12-31-2015	16.60	0.21		(0.63)	(0.42)	(0.27)	—	—	(0.27)	15.91	(2.53)	1.12		1.11		1.26		20	22
12-31-2014	16.87	0.25		(0.24)	0.01	(0.28)	—	—	(0.28)	16.60	—	1.17		1.17		1.44		21	23
12-31-2013	14.33	0.19		2.51	2.70	(0.16)	—	—	(0.16)	16.87	18.87	1.17		1.17		1.23		23	29
12-31-2012[3]	13.84	(0.01)		0.57	0.56	(0.07)	—	—	(0.07)	14.33	4.05 [5]	1.21	[6]	1.21	[6]	(0.30)[6]		23	23	[7,8]
SERIES NAV
12-31-2016	15.91	0.25		(0.44)	(0.19)	(0.28)	—	—	(0.28)	15.44	(1.20)	0.86		0.85		1.61		351	14
12-31-2015	16.58	0.25		(0.62)	(0.37)	(0.30)	—	—	(0.30)	15.91	(2.24)	0.87		0.86		1.52		395	22
12-31-2014	16.86	0.29		(0.25)	0.04	(0.32)	—	—	(0.32)	16.58	0.19	0.92		0.92		1.70		479	23
12-31-2013	14.31	0.23		2.51	2.74	(0.19)	—	—	(0.19)	16.86	19.19	0.92		0.92		1.47		550	29
12-31-2012	12.48	0.15		1.80	1.95	(0.10)	(0.02)	—	(0.12)	14.31	15.64	0.96		0.96		1.11		479	23	[8]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series I and Series II shares is 11-5-12. 4. Less than $0.005 per share. 5. Not annualized. 6. Annualized. 7. Portfolio turnover is shown for the period from 1-1-12 to 12-31-12. 8. Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data
		Income (loss) from investment operations				Less distributions				Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
International Small Company Trust
SERIES I
12-31-2016	12.11	0.24		0.35	0.59	(0.24)	—	—	(0.24)	12.46	4.90	0.91	[3]	0.90	[3]	1.96		32	12
12-31-2015	11.58	0.17		0.58	0.75	(0.22)	—	—	(0.22)	12.11	6.54	1.22		1.22		1.40		34	17
12-31-2014	12.61	0.18		(1.04)	(0.86)	(0.17)	—	—	(0.17)	11.58	(6.89)	1.19		1.18		1.46		37	20
12-31-2013	10.15	0.18		2.49	2.67	(0.21)	—	—	(0.21)	12.61	26.34	1.17		1.17		1.61		46	10
12-31-2012	8.63	0.19		1.46	1.65	(0.13)	—	—	(0.13)	10.15	19.19	1.18		1.04		1.97		41	3
SERIES II
12-31-2016	12.10	0.22		0.35	0.57	(0.22)	—	—	(0.22)	12.45	4.70	1.12	[3]	1.11	[3]	1.79		18	12
12-31-2015	11.57	0.15		0.59	0.74	(0.21)	—	—	(0.21)	12.10	6.39	1.42		1.42		1.21		20	17
12-31-2014	12.60	0.16		(1.04)	(0.88)	(0.15)	—	—	(0.15)	11.57	(7.10)	1.39		1.38		1.26		21	20
12-31-2013	10.15	0.16		2.48	2.64	(0.19)	—	—	(0.19)	12.60	26.02	1.37		1.37		1.42		28	10
12-31-2012	8.63	0.17		1.46	1.63	(0.11)	—	—	(0.11)	10.15	19.00	1.38		1.24		1.78		25	3
SERIES NAV
12-31-2016	12.11	0.24		0.36	0.60	(0.25)	—	—	(0.25)	12.46	4.95	0.87	[3]	0.86	[3]	2.00		58	12
12-31-2015	11.57	0.18		0.59	0.77	(0.23)	—	—	(0.23)	12.11	6.68	1.17		1.17		1.43		53	17
12-31-2014	12.60	0.18		(1.03)	(0.85)	(0.18)	—	—	(0.18)	11.57	(6.85)	1.14		1.13		1.44		46	20
12-31-2013	10.15	0.19		2.47	2.66	(0.21)	—	—	(0.21)	12.60	26.29	1.12		1.12		1.65		44	10
12-31-2012	8.63	0.19		1.46	1.65	(0.13)	—	—	(0.13)	10.15	19.24	1.13		0.99		1.96		31	3
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.33%.

International Value Trust
SERIES I
12-31-2016	11.33	0.23		1.15	1.38	(0.26)	—	—	(0.26)	12.45	12.24	0.76	[3]	0.75	[3]	1.95		111	27	[4]
12-31-2015	12.54	0.24		(1.21)	(0.97)	(0.24)	—	—	(0.24)	11.33	(7.81)	0.92		0.91		1.87		77	16
12-31-2014	14.78	0.42	[5]	(2.24)	(1.82)	(0.42)	—	—	(0.42)	12.54	(12.51)	0.97		0.96		2.91	[5]	95	34
12-31-2013	11.91	0.25		2.86	3.11	(0.24)	—	—	(0.24)	14.78	26.15	0.97		0.97		1.88		124	31
12-31-2012	10.25	0.28		1.68	1.96	(0.30)	—	—	(0.30)	11.91	19.38	0.97		0.93		2.57		114	19
SERIES II
12-31-2016	11.33	0.21		1.14	1.35	(0.24)	—	—	(0.24)	12.44	11.94	0.95	[3]	0.94	[3]	1.83		71	27	[4]
12-31-2015	12.52	0.21		(1.20)	(0.99)	(0.20)	—	—	(0.20)	11.33	(7.95)	1.12		1.11		1.69		59	16
12-31-2014	14.75	0.40	[5]	(2.24)	(1.84)	(0.39)	—	—	(0.39)	12.52	(12.65)	1.17		1.16		2.74	[5]	74	34
12-31-2013	11.89	0.22		2.85	3.07	(0.21)	—	—	(0.21)	14.75	25.89	1.17		1.17		1.69		102	31
12-31-2012	10.24	0.26		1.67	1.93	(0.28)	—	—	(0.28)	11.89	19.07	1.17		1.13		2.38		98	19
SERIES NAV
12-31-2016	11.25	0.25		1.11	1.36	(0.26)	—	—	(0.26)	12.35	12.20	0.69	[3]	0.68	[3]	2.16		677	27	[4]
12-31-2015	12.45	0.24		(1.19)	(0.95)	(0.25)	—	—	(0.25)	11.25	(7.72)	0.87		0.86		1.93		685	16
12-31-2014	14.68	0.43	[5]	(2.24)	(1.81)	(0.42)	—	—	(0.42)	12.45	(12.48)	0.92		0.91		2.95	[5]	868	34
12-31-2013	11.83	0.25		2.85	3.10	(0.25)	—	—	(0.25)	14.68	26.21	0.92		0.92		1.90		1,044	31
12-31-2012	10.19	0.28		1.67	1.95	(0.31)	—	—	(0.31)	11.83	19.36	0.92		0.88		2.62		854	19
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.17%. 4. Excludes merger activity. 5. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.09 and 0.65% for all series, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data
		Income (loss) from investment operations				Less distributions				Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]		Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Lifestyle Aggressive PS Series
SERIES I
12-31-2016	12.33	0.26	[3]	0.90	1.16	(0.21)	(0.47)	—	(0.68)	12.81	9.55		0.47	[4]	0.21	[4]	2.05	[3]	4		9
12-31-2015	12.78	0.24	[3]	(0.44)	(0.20)	(0.22)	(0.03)	—	(0.25)	12.33	(1.56)		0.45	[4]	0.22	[4]	1.89	[3]	3		20
12-31-2014	12.74	0.23	[3]	0.47	0.70	(0.23)	(0.43)	—	(0.66)	12.78	5.42		0.61	[4]	0.19	[4]	1.79	[3]	2		38
12-31-2013[5]	12.50	0.13	[3]	0.36	0.49	(0.12)	—	(0.13)	(0.25)	12.74	3.91	[6]	79.52	[4,7]	0.22	[4,7]	1.02	[3,6]	—	[8]	—	[9]
SERIES II
12-31-2016	12.33	0.19	[3]	0.95	1.14	(0.19)	(0.47)	—	(0.66)	12.81	9.35		0.67	[4]	0.41	[4]	1.55	[3]	18		9
12-31-2015	12.78	0.19	[3]	(0.41)	(0.22)	(0.20)	(0.03)	—	(0.23)	12.33	(1.75)		0.65	[4]	0.42	[4]	1.45	[3]	17		20
12-31-2014	12.74	0.23	[3]	0.44	0.67	(0.20)	(0.43)	—	(0.63)	12.78	5.21		0.81	[4]	0.39	[4]	1.77	[3]	19		38
12-31-2013[5]	12.50	0.12	[3]	0.36	0.48	(0.11)	—	(0.13)	(0.24)	12.74	3.85	[6]	79.72	[4,7]	0.42	[4,7]	0.97	[3,6]	—	[8]	—	[9]
SERIES NAV
12-31-2016	12.33	0.37	[3]	0.80	1.17	(0.22)	(0.47)	—	(0.69)	12.81	9.60		0.42	[4]	0.16	[4]	2.95	[3]	2		9
12-31-2015	12.78	0.24	[3]	(0.43)	(0.19)	(0.23)	(0.03)	—	(0.26)	12.33	(1.51)		0.40	[4]	0.17	[4]	1.89	[3]	1		20
12-31-2014	12.74	0.42	[3]	0.28	0.70	(0.23)	(0.43)	—	(0.66)	12.78	5.47		0.56	[4]	0.14	[4]	3.16	[3]	1		38
12-31-2013[5]	12.50	0.13	[3]	0.36	0.49	(0.12)	—	(0.13)	(0.25)	12.74	3.92	[6]	79.47	[4,7]	0.17	[4,7]	1.02	[3,6]	—	[8]	—	[9]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.08% – 0.53%, 0.09% – 0.53%, 0.53% – 0.53%, 0.10% – 0.50% for the periods ended 12-31-16, 12-31-15, 12-31-14 and 12-31-13, respectively. 5. Period from 11-1-13 (commencement of operations) to 12-31-13. 6. Not annualized. 7. Annualized. 8. Less than $500,000. 9. Less than 1%.

Lifestyle Balanced PS Series
SERIES I
12-31-2016	13.59	0.32	[3]	0.51	0.83	(0.31)	(0.33)	—	(0.64)	13.78	6.11		0.12	[4]	0.11	[4]	2.31	[3]	31		11
12-31-2015	14.18	0.34	[3]	(0.34)	— [5]	(0.33)	(0.26)	—	(0.59)	13.59	0.05		0.12	[4]	0.11	[4]	2.35	[3]	30		9
12-31-2014	13.95	0.42	[3]	0.41	0.83	(0.34)	(0.26)	—	(0.60)	14.18	5.96		0.12	[4]	0.11	[4]	2.95	[3]	28		27
12-31-2013[6]	13.99	0.16	[3]	0.09	0.25	(0.26)	(0.03)	—	(0.29)	13.95	1.77	[7]	0.14	[4,8]	0.12	[4,8]	1.12	[3,7]	—	[9]	37	[10]
SERIES II
12-31-2016	13.61	0.29	[3]	0.52	0.81	(0.29)	(0.33)	—	(0.62)	13.80	5.89		0.32	[4]	0.31	[4]	2.06	[3]	909		11
12-31-2015	14.21	0.30	[3]	(0.33)	(0.03)	(0.31)	(0.26)	—	(0.57)	13.61	(0.22)		0.32	[4]	0.31	[4]	2.11	[3]	901		9
12-31-2014	13.98	0.35	[3]	0.45	0.80	(0.31)	(0.26)	—	(0.57)	14.21	5.74		0.32	[4]	0.31	[4]	2.48	[3]	932		27
12-31-2013	12.92	0.25	[3]	1.38	1.63	(0.23)	(0.34)	—	(0.57)	13.98	12.68		0.35	[4]	0.34	[4]	1.79	[3]	213		37
12-31-2012	11.80	0.13	[3]	1.11	1.24	(0.10)	(0.02)	—	(0.12)	12.92	10.54		0.40	[4,11]	0.40	[4]	1.06	[3]	170		31
SERIES NAV
12-31-2016	13.58	0.36	[3]	0.48	0.84	(0.32)	(0.33)	—	(0.65)	13.77	6.16		0.07	[4]	0.06	[4]	2.58	[3]	63		11
12-31-2015	14.17	0.39	[3]	(0.38)	0.01	(0.34)	(0.26)	—	(0.60)	13.58	0.10		0.07	[4]	0.06	[4]	2.76	[3]	44		9
12-31-2014	13.95	0.47	[3]	0.36	0.83	(0.35)	(0.26)	—	(0.61)	14.17	5.94		0.07	[4]	0.06	[4]	3.31	[3]	30		27
12-31-2013[6]	13.99	0.21	[3]	0.04	0.25	(0.26)	(0.03)	—	(0.29)	13.95	1.82	[7]	0.10	[4,8]	0.08	[4,8]	1.49	[3,7]	—	[9]	37	[10]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% – 0.59%, 0.53% – 0.59%, 0.53% – 0.59%, 0.50% – 0.63%, and 0.49% – 1.10% for the periods ended 12-31-16, 12-31-15, 12-31-14, 12-31-13, and 12-31-12, respectively. 5. Less than $0.005 per share. 6. The inception date for Series I and Series NAV shares is 11-1-13. 7. Not annualized. 8. Annualized. 9. Less than $500,000. 10. Portfolio turnover is shown for the period from 1-1-13 to 12-31-13. 11. Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations					Less distributions				Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)		From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]		Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Lifestyle Conservative PS Series
SERIES I
12-31-2016	12.85	0.35	[3]	0.21	0.56		(0.36)	(0.14)	—	(0.50)	12.91	4.39		0.14	[4]	0.13	[4]	2.65	[3]	9		19
12-31-2015	13.33	0.39	[3]	(0.37)	0.02		(0.36)	(0.14)	—	(0.50)	12.85	0.17		0.14	[4]	0.13	[4]	2.87	[3]	8		17
12-31-2014	13.18	0.53	[3]	0.20	0.73		(0.38)	(0.20)	—	(0.58)	13.33	5.55		0.15	[4]	0.13	[4]	3.96	[3]	8		56
12-31-2013[5]	13.48	0.23	[3]	(0.20)	0.03		(0.28)	(0.05)	—	(0.33)	13.18	0.20	[6]	0.27	[4,7]	0.12	[4,7]	1.74	[3,6]	—	[8]	22	[9]
SERIES II
12-31-2016	12.87	0.31	[3]	0.23	0.54		(0.34)	(0.14)	—	(0.48)	12.93	4.17		0.34	[4]	0.33	[4]	2.37	[3]	178		19
12-31-2015	13.35	0.33	[3]	(0.33)	—	[10]	(0.34)	(0.14)	—	(0.48)	12.87	(0.03)		0.34	[4]	0.33	[4]	2.44	[3]	181		17
12-31-2014	13.19	0.40	[3]	0.31	0.71		(0.35)	(0.20)	—	(0.55)	13.35	5.41		0.35	[4]	0.33	[4]	2.99	[3]	188		56
12-31-2013	13.15	0.23	[3]	0.28	0.51		(0.25)	(0.22)	—	(0.47)	13.19	3.86		0.43	[4]	0.38	[4]	1.75	[3]	50		22
12-31-2012	12.36	0.17	[3]	0.76	0.93		(0.14)	— [10]	—	(0.14)	13.15	7.53		0.45	[4]	0.40	[4]	1.34	[3]	59		16
SERIES NAV
12-31-2016	12.85	0.61	[3]	(0.05)[11]	0.56		(0.37)	(0.14)	—	(0.51)	12.90	4.36		0.10	[4]	0.08	[4]	4.67	[3]	3		19
12-31-2015	13.33	0.46	[3]	(0.43)	0.03		(0.37)	(0.14)	—	(0.51)	12.85	0.22		0.09	[4]	0.08	[4]	3.44	[3]	1		17
12-31-2014	13.17	0.60	[3]	0.15	0.75		(0.39)	(0.20)	—	(0.59)	13.33	5.68		0.10	[4]	0.08	[4]	4.44	[3]	—	[8]	56
12-31-2013[5]	13.48	0.23	[3]	(0.21)	0.02		(0.28)	(0.05)	—	(0.33)	13.17	0.18	[6]	0.22	[4,7]	0.08	[4,7]	1.74	[3,6]	—	[8]	22	[9]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% – 0.59%, 0.53% – 0.59%, 0.53% – 0.59%, 0.50% – 0.63%, and 0.49% – 1.10% for the periods ended 12-31-16, 12-31-15, 12-31-14, 12-31-13, and 12-31-12, respectively. 5. The inception date for Series I and Series NAV shares is 11-1-13. 6. Not annualized. 7. Annualized. 8. Less than $500,000. 9. Portfolio turnover is shown for the period from 1-1-13 to 12-31-13. 10. Less than $0.005 per share. 11. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investment for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the portfolio.

Lifestyle Growth PS Series
SERIES I
12-31-2016	14.23	0.46	[3]	0.56	1.02		(0.27)	(0.45)	—	(0.72)	14.53	7.23		0.11	[4]	0.11	[4]	3.16	[3]	93		12	[5]
12-31-2015	14.85	0.32	[3]	(0.34)	(0.02)		(0.32)	(0.28)	—	(0.60)	14.23	(0.12)		0.11	[4]	0.11	[4]	2.11	[3]	39		9
12-31-2014	14.51	0.39	[3]	0.51	0.90		(0.32)	(0.24)	—	(0.56)	14.85	6.17		0.11	[4]	0.11	[4]	2.61	[3]	37		18
12-31-2013[6]	14.31	0.02	[3]	0.39 [7]	0.41		(0.19)	(0.02)	—	(0.21)	14.51	2.88	[8]	0.14	[4,9]	0.12	[4,9]	0.11	[3,8]	4		46	[10]
SERIES II
12-31-2016	14.25	0.34	[3]	0.66	1.00		(0.25)	(0.45)	—	(0.70)	14.55	7.02		0.31	[4]	0.31	[4]	2.35	[3]	2,889		12	[5]
12-31-2015	14.86	0.29	[3]	(0.33)	(0.04)		(0.29)	(0.28)	—	(0.57)	14.25	(0.25)		0.31	[4]	0.31	[4]	1.93	[3]	1,904		9
12-31-2014	14.53	0.34	[3]	0.52	0.86		(0.29)	(0.24)	—	(0.53)	14.86	5.88		0.31	[4]	0.31	[4]	2.31	[3]	1,873		18
12-31-2013	12.75	0.23	[3]	2.16	2.39		(0.17)	(0.44)	—	(0.61)	14.53	18.86		0.34	[4]	0.34	[4]	1.65	[3]	297		46
12-31-2012	11.44	0.09	[3]	1.33	1.42		(0.08)	(0.03)	—	(0.11)	12.75	12.45		0.39	[4,11]	0.39	[4]	0.75	[3]	175		45	[12]
SERIES NAV
12-31-2016	14.23	0.52	[3]	0.50	1.02		(0.28)	(0.45)	—	(0.73)	14.52	7.21		0.06	[4]	0.06	[4]	3.59	[3]	109		12	[5]
12-31-2015	14.84	0.43	[3]	(0.43)	—	[13]	(0.33)	(0.28)	—	(0.61)	14.23	—	[14]	0.06	[4]	0.06	[4]	2.93	[3]	30		9
12-31-2014	14.50	0.75	[3]	0.16	0.91		(0.33)	(0.24)	—	(0.57)	14.84	6.22		0.06	[4]	0.06	[4]	5.02	[3]	12		18
12-31-2013[6]	14.31	0.19	[3]	0.22 [7]	0.41		(0.20)	(0.02)	—	(0.22)	14.50	2.86	[8]	0.09	[4,9]	0.08	[4,9]	1.33	[3,8]	—	[15]	46	[10]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% – 0.59%, 0.53% – 0.59%, 0.53% – 0.59%, 0.50% – 0.63% and 0.49% – 1.10% for the years ended 12-31-16, 12-31-15, 12-31-14, 12-31-13 and 12-31-12, respectively. 5. Excludes merger activity. 6. The inception date for Series I and Series NAV shares is 11-1-13. 7. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the portfolio. 8. Not annualized. 9. Annualized. 10. Portfolio turnover is shown for the period from 1-1-13 to 12-31-13. 11. Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions. 12. Increase in the portfolio turnover is directly attributed to in-kind transactions that are related to the reorganization of the underlying funds held by the Trust. 13. Less than $0.005 per share. 14. Less than 0.005%. 15. Less than $500,000.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data
		Income (loss) from investment operations				Less distributions				Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Lifestyle Moderate PS Series
SERIES I
12-31-2016	13.37	0.34	[3]	0.40	0.74	(0.33)	(0.28)	—	(0.61)	13.50	5.50	0.13	[7]	0.12	[7]	2.48	[3]	10		14
12-31-2015	13.95	0.35	[3]	(0.34)	0.01	(0.34)	(0.25)	—	(0.59)	13.37	0.10	0.13	[7]	0.12	[7]	2.47	[3]	9		11
12-31-2014	13.82	0.43	[3]	0.38	0.81	(0.36)	(0.32)	—	(0.68)	13.95	5.91	0.13	[7]	0.13	[7]	3.03	[3]	8		38
12-31-2013[4]	13.95	0.18	[3]	(0.01)	0.17	(0.26)	(0.04)	—	(0.30)	13.82	1.23 [5]	0.21	[6,7]	0.12	[6,7]	1.34	[3,6]	—	[8]	36	[9]
SERIES II
12-31-2016	13.39	0.29	[3]	0.42	0.71	(0.30)	(0.28)	—	(0.58)	13.52	5.28	0.33	[7]	0.32	[7]	2.14	[3]	295		14
12-31-2015	13.97	0.30	[3]	(0.32)	(0.02)	(0.31)	(0.25)	—	(0.56)	13.39	(0.10)	0.33	[7]	0.32	[7]	2.17	[3]	304		11
12-31-2014	13.85	0.37	[3]	0.40	0.77	(0.33)	(0.32)	—	(0.65)	13.97	5.61	0.33	[7]	0.33	[7]	2.64	[3]	323		38
12-31-2013	13.06	0.24	[3]	1.08	1.32	(0.24)	(0.29)	—	(0.53)	13.85	10.12	0.40	[7]	0.38	[7]	1.75	[3]	92		36
12-31-2012	12.04	0.15	[3]	1.00	1.15	(0.12)	(0.01)	—	(0.13)	13.06	9.55	0.42	[7]	0.40	[7]	1.21	[3]	84		25
SERIES NAV
12-31-2016	13.36	0.41	[3]	0.34	0.75	(0.34)	(0.28)	—	(0.62)	13.49	5.55	0.08	[7]	0.08	[7]	3.00	[3]	14		14
12-31-2015	13.94	0.47	[3]	(0.45)	0.02	(0.35)	(0.25)	—	(0.60)	13.36	0.15	0.08	[7]	0.07	[7]	3.36	[3]	8		11
12-31-2014	13.82	0.83	[3]	(0.02)	0.81	(0.37)	(0.32)	—	(0.69)	13.94	5.88	0.08	[7]	0.08	[7]	5.89	[3]	3		38
12-31-2013[4]	13.95	0.22	[3]	(0.04)	0.18	(0.27)	(0.04)	—	(0.31)	13.82	1.28 [5]	0.16	[6,7]	0.08	[6,7]	1.60	[3,6]	—	[8]	36	[9]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. The inception date for Series I and Series NAV shares is 11-1-13. 5. Not annualized. 6. Annualized. 7. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% – 0.59%, 0.53% – 0.59%, 0.53% – 0.59%, 0.50% – 0.63%, and 0.49% – 1.10% for the years ended 12-31-16, 12-31-15, 12-31-14, 12-31-13 and 12-31-12, respectively. 8. Less than $500,000. 9. Portfolio turnover is shown for the period from 1-1-13 to 12-31-13.

Mid Cap Index Trust
SERIES I
12-31-2016	19.66	0.25		3.56	3.81	(0.24)	(1.91)	—	(2.15)	21.32	20.11	0.56		0.45		1.24		805		22
12-31-2015	22.29	0.24		(0.83)	(0.59)	(0.22)	(1.82)	—	(2.04)	19.66	(2.59)	0.56		0.45		1.10		661		23
12-31-2014	21.82	0.23		1.79	2.02	(0.22)	(1.33)	—	(1.55)	22.29	9.35	0.56		0.46		1.05		679		14
12-31-2013	17.45	0.21		5.50	5.71	(0.22)	(1.12)	—	(1.34)	21.82	33.03	0.55		0.45		1.02		657		14
12-31-2012	16.75	0.16		2.65	2.81	(0.25)	(1.86)	—	(2.11)	17.45	17.48	0.55		0.49		0.91		453		8
SERIES II
12-31-2016	19.58	0.21		3.56	3.77	(0.20)	(1.91)	—	(2.11)	21.24	19.92	0.76		0.65		1.03		68		22
12-31-2015	22.22	0.20		(0.84)	(0.64)	(0.18)	(1.82)	—	(2.00)	19.58	(2.80)	0.76		0.65		0.89		63		23
12-31-2014	21.76	0.19		1.77	1.96	(0.17)	(1.33)	—	(1.50)	22.22	9.12	0.76		0.66		0.84		71		14
12-31-2013	17.41	0.16		5.49	5.65	(0.18)	(1.12)	—	(1.30)	21.76	32.76	0.75		0.65		0.81		82		14
12-31-2012	16.71	0.12		2.66	2.78	(0.22)	(1.86)	—	(2.08)	17.41	17.30	0.75		0.70		0.69		74		8
SERIES NAV
12-31-2016	19.65	0.26		3.57	3.83	(0.25)	(1.91)	—	(2.16)	21.32	20.17	0.51		0.40		1.30		134		22
12-31-2015	22.29	0.25		(0.84)	(0.59)	(0.23)	(1.82)	—	(2.05)	19.65	(2.54)	0.51		0.40		1.15		105		23
12-31-2014	21.82	0.25		1.78	2.03	(0.23)	(1.33)	—	(1.56)	22.29	9.40	0.51		0.41		1.11		106		14
12-31-2013	17.45	0.22		5.50	5.72	(0.23)	(1.12)	—	(1.35)	21.82	33.09	0.50		0.40		1.06		88		14
12-31-2012	16.75	0.12		2.70	2.82	(0.26)	(1.86)	—	(2.12)	17.45	17.54	0.50		0.47		0.66		59		8
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period									Ratios and supplemental data
		Income (loss) from investment operations			Less distributions				Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Cap Stock Trust
SERIES I
12-31-2016	15.17	(0.04)	0.16	0.12	—	(1.13)	—	(1.13)	14.16	0.59	0.90	[3]	0.89	[3]	(0.27)	150	85
12-31-2015	18.61	(0.05)	0.55	0.50	—	(3.94)	—	(3.94)	15.17	3.00	0.92		0.91		(0.28)	170	78
12-31-2014	21.07	(0.08)	1.68	1.60	(0.02)	(4.04)	—	(4.06)	18.61	8.02	0.92		0.91		(0.37)	188	103
12-31-2013	15.68	(0.05)	5.80	5.75	(0.01)	(0.35)	—	(0.36)	21.07	36.82	0.92		0.92		(0.27)	207	116
12-31-2012	12.83	—	2.85	2.85	—	—	—	—	15.68	22.21	0.93		0.92		0.01	178	115
SERIES II
12-31-2016	14.49	(0.06)	0.15	0.09	—	(1.13)	—	(1.13)	13.45	0.41	1.10	[3]	1.09	[3]	(0.47)	76	85
12-31-2015	17.99	(0.08)	0.52	0.44	—	(3.94)	—	(3.94)	14.49	2.75	1.12		1.11		(0.48)	91	78
12-31-2014	20.51	(0.11)	1.63	1.52	—	(4.04)	—	(4.04)	17.99	7.82	1.12		1.11		(0.58)	99	103
12-31-2013	15.30	(0.08)	5.64	5.56	—	(0.35)	—	(0.35)	20.51	36.51	1.12		1.12		(0.47)	121	116
12-31-2012	12.54	(0.03)	2.79	2.76	—	—	—	—	15.30	22.01	1.13		1.12		(0.19)	108	115
SERIES NAV
12-31-2016	15.32	(0.03)	0.15	0.12	—	(1.13)	—	(1.13)	14.31	0.58	0.85	[3]	0.84	[3]	(0.22)	449	85
12-31-2015	18.75	(0.04)	0.55	0.51	—	(3.94)	—	(3.94)	15.32	3.04	0.87		0.86		(0.23)	506	78
12-31-2014	21.19	(0.07)	1.70	1.63	(0.03)	(4.04)	—	(4.07)	18.75	8.12	0.87		0.86		(0.32)	562	103
12-31-2013	15.77	(0.04)	5.82	5.78	(0.01)	(0.35)	—	(0.36)	21.19	36.84	0.87		0.87		(0.23)	615	116
12-31-2012	12.90	0.01	2.86	2.87	—	—	—	—	15.77	22.25	0.88		0.87		0.07	456	115
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.03%.

Mid Value Trust
SERIES I
12-31-2016	10.72	0.12	2.35	2.47	(0.13)	(1.44)	—	(1.57)	11.62	24.02	1.02	[3]	0.96	[3]	1.03	339	56
12-31-2015	13.96	0.13	(0.68)	(0.55)	(0.14)	(2.55)	—	(2.69)	10.72	(3.43)	1.04		0.98		0.99	276	93
12-31-2014	13.99	0.11	1.37	1.48	(0.10)	(1.41)	—	(1.51)	13.96	10.60	1.04		0.98		0.77	347	32
12-31-2013	11.49	0.09	3.47	3.56	(0.13)	(0.93)	—	(1.06)	13.99	31.39	1.04		0.99		0.67	347	37
12-31-2012	10.50	0.14	1.85	1.99	(0.10)	(0.90)	—	(1.00)	11.49	19.42	1.04		0.99		1.21	284	38
SERIES II
12-31-2016	10.73	0.09	2.36	2.45	(0.11)	(1.44)	—	(1.55)	11.63	23.77	1.21	[3]	1.16	[3]	0.83	67	56
12-31-2015	13.97	0.10	(0.67)	(0.57)	(0.12)	(2.55)	—	(2.67)	10.73	(3.64)	1.24		1.18		0.79	59	93
12-31-2014	14.00	0.08	1.38	1.46	(0.08)	(1.41)	—	(1.49)	13.97	10.39	1.24		1.18		0.57	76	32
12-31-2013	11.50	0.06	3.48	3.54	(0.11)	(0.93)	—	(1.04)	14.00	31.14	1.24		1.19		0.47	86	37
12-31-2012	10.50	0.11	1.86	1.97	(0.07)	(0.90)	—	(0.97)	11.50	19.29	1.24		1.19		0.99	80	38
SERIES NAV
12-31-2016	10.67	0.12	2.34	2.46	(0.13)	(1.44)	—	(1.57)	11.56	24.09	0.97	[3]	0.91	[3]	1.09	425	56
12-31-2015	13.91	0.13	(0.67)	(0.54)	(0.15)	(2.55)	—	(2.70)	10.67	(3.40)	0.99		0.93		1.04	408	93
12-31-2014	13.94	0.12	1.37	1.49	(0.11)	(1.41)	—	(1.52)	13.91	10.70	0.99		0.93		0.82	481	32
12-31-2013	11.45	0.09	3.47	3.56	(0.14)	(0.93)	—	(1.07)	13.94	31.47	0.99		0.94		0.72	532	37
12-31-2012	10.47	0.14	1.84	1.98	(0.10)	(0.90)	—	(1.00)	11.45	19.43	0.99		0.94		1.26	387	38
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%.

Mutual Shares Trust
SERIES I
12-31-2016	11.76	0.28	1.56	1.84	(0.76)	(1.10)	—	(1.86)	11.74	16.71	1.06		1.05		2.35	173	26
12-31-2015	14.02	0.24	(0.90)	(0.66)	(0.29)	(1.31)	—	(1.60)	11.76	(4.68)	1.06		1.05		1.74	172	22
12-31-2014	13.75	0.37 [3]	0.63	1.00	(0.47)	(0.26)	—	(0.73)	14.02	7.21	1.03		1.03		2.62 [3]	200	19
12-31-2013	10.86	0.20	2.87	3.07	(0.18)	—	—	(0.18)	13.75	28.32	1.03		1.02		1.63	220	27
12-31-2012	9.65	0.18	1.18	1.36	(0.15)	—	—	(0.15)	10.86	14.13	1.06		1.05		1.73	203	28
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.10 and 0.74%, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period									Ratios and supplemental data
		Income (loss) from investment operations			Less distributions				Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Real Estate Securities Trust
SERIES I
12-31-2016	18.08	0.44	0.78	1.22	(0.65)	—	—	(0.65)	18.65	6.92	0.74	[3]	0.74	[3]	2.32	85	147
12-31-2015	17.95	0.36	0.11	0.47	(0.34)	—	—	(0.34)	18.08	2.68	0.79		0.79		2.02	90	152
12-31-2014	13.84	0.30	4.08	4.38	(0.27)	—	—	(0.27)	17.95	31.73	0.79		0.79		1.88	104	131
12-31-2013	14.13	0.30	(0.31)	(0.01)	(0.28)	—	—	(0.28)	13.84	(0.10)	0.80		0.79		2.02	83	104
12-31-2012	12.26	0.21	1.90	2.11	(0.24)	—	—	(0.24)	14.13	17.26	0.79		0.79		1.58	95	99
SERIES II
12-31-2016	18.11	0.40	0.78	1.18	(0.61)	—	—	(0.61)	18.68	6.69	0.94	[3]	0.93	[3]	2.11	51	147
12-31-2015	17.97	0.32	0.13	0.45	(0.31)	—	—	(0.31)	18.11	2.46	0.99		0.99		1.80	55	152
12-31-2014	13.86	0.27	4.08	4.35	(0.24)	—	—	(0.24)	17.97	31.52	0.99		0.99		1.65	66	131
12-31-2013	14.16	0.27	(0.32)	(0.05)	(0.25)	—	—	(0.25)	13.86	(0.38)	1.00		0.99		1.80	58	104
12-31-2012	12.28	0.19	1.90	2.09	(0.21)	—	—	(0.21)	14.16	17.09	0.99		0.99		1.37	72	99
SERIES NAV
12-31-2016	17.97	0.45	0.77	1.22	(0.66)	—	—	(0.66)	18.53	6.96	0.69	[3]	0.69	[3]	2.37	267	147
12-31-2015	17.84	0.38	0.10	0.48	(0.35)	—	—	(0.35)	17.97	2.80	0.74		0.74		2.12	271	152
12-31-2014	13.76	0.31	4.05	4.36	(0.28)	—	—	(0.28)	17.84	31.75	0.74		0.74		1.93	283	131
12-31-2013	14.05	0.31	(0.31)	— [4]	(0.29)	—	—	(0.29)	13.76	(0.05)	0.75		0.74		2.10	224	104
12-31-2012	12.19	0.22	1.88	2.10	(0.24)	—	—	(0.24)	14.05	17.33	0.74		0.74		1.65	231	99
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.06%. 4. Less than $0.005 per share.

Science & Technology Trust
SERIES I
12-31-2016	23.78	0.02	1.99	2.01	—	(3.31)	—	(3.31)	22.48	8.39	1.12	[3]	1.07	[3]	0.09	425	111
12-31-2015	27.08	(0.08)	1.43	1.35	—	(4.65)	—	(4.65)	23.78	6.69	1.12		1.07		(0.32)	437	118
12-31-2014	24.73	(0.07)	3.25	3.18	—	(0.83)	—	(0.83)	27.08	12.89	1.11		1.07		(0.29)	420	100
12-31-2013	17.23	(0.03)	7.53	7.50	—	—	—	—	24.73	43.53	1.13		1.10		(0.15)	375	105
12-31-2012	15.60	(0.03)	1.66	1.63	—	—	—	—	17.23	10.45	1.16		1.13		(0.16)	282	89
SERIES II
12-31-2016	23.09	(0.02)	1.92	1.90	—	(3.31)	—	(3.31)	21.68	8.15	1.32	[3]	1.27	[3]	(0.11)	42	111
12-31-2015	26.48	(0.13)	1.39	1.26	—	(4.65)	—	(4.65)	23.09	6.49	1.32		1.27		(0.52)	45	118
12-31-2014	24.24	(0.12)	3.19	3.07	—	(0.83)	—	(0.83)	26.48	12.70	1.31		1.27		(0.49)	48	100
12-31-2013	16.92	(0.07)	7.39	7.32	—	—	—	—	24.24	43.26	1.33		1.30		(0.35)	49	105
12-31-2012	15.35	(0.06)	1.63	1.57	—	—	—	—	16.92	10.23	1.36		1.33		(0.37)	41	89
SERIES NAV
12-31-2016	23.96	0.03	2.00	2.03	—	(3.31)	—	(3.31)	22.68	8.41	1.07	[3]	1.02	[3]	0.14	34	111
12-31-2015	27.23	(0.07)	1.45	1.38	—	(4.65)	—	(4.65)	23.96	6.77	1.07		1.02		(0.27)	29	118
12-31-2014	24.85	(0.06)	3.27	3.21	—	(0.83)	—	(0.83)	27.23	12.95	1.06		1.02		(0.24)	23	100
12-31-2013	17.31	(0.02)	7.56	7.54	—	—	—	—	24.85	43.56	1.08		1.05		(0.10)	19	105
12-31-2012	15.66	(0.03)	1.68	1.65	—	—	—	—	17.31	10.54	1.11		1.08		(0.15)	13	89
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.01%.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period									Ratios and supplemental data
		Income (loss) from investment operations			Less distributions				Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Growth Trust
SERIES I
12-31-2016	8.61	(0.02)	0.20	0.18	—	(0.78)	—	(0.78)	8.01	2.29	1.09	[3]	1.08	[3]	(0.28)	79	95
12-31-2015	11.68	(0.05)	(0.87)	(0.92)	—	(2.15)	—	(2.15)	8.61	(8.85)	1.14		1.13		(0.46)	96	87
12-31-2014	12.82	(0.10)	1.00	0.90	—	(2.04)	—	(2.04)	11.68	7.57	1.14		1.13		(0.81)	117	83
12-31-2013	9.29	(0.08)	4.13	4.05	—	(0.52)	—	(0.52)	12.82	44.08	1.15		1.15		(0.71)	128	114
12-31-2012	9.18	(0.03)	1.51	1.48	—	(1.37)	—	(1.37)	9.29	16.47	1.16		1.15		(0.31)	83	132
SERIES II
12-31-2016	8.27	(0.04)	0.20	0.16	—	(0.78)	—	(0.78)	7.65	2.14	1.29	[3]	1.28	[3]	(0.47)	28	95
12-31-2015	11.33	(0.07)	(0.84)	(0.91)	—	(2.15)	—	(2.15)	8.27	(9.06)	1.34		1.33		(0.66)	32	87
12-31-2014	12.52	(0.12)	0.97	0.85	—	(2.04)	—	(2.04)	11.33	7.34	1.34		1.33		(1.01)	35	83
12-31-2013	9.10	(0.10)	4.04	3.94	—	(0.52)	—	(0.52)	12.52	43.79	1.35		1.35		(0.91)	46	114
12-31-2012	9.03	(0.05)	1.49	1.44	—	(1.37)	—	(1.37)	9.10	16.29	1.36		1.35		(0.51)	31	132
SERIES NAV
12-31-2016	8.69	(0.02)	0.20	0.18	—	(0.78)	—	(0.78)	8.09	2.27	1.04	[3]	1.03	[3]	(0.22)	267	95
12-31-2015	11.76	(0.04)	(0.88)	(0.92)	—	(2.15)	—	(2.15)	8.69	(8.78)	1.09		1.08		(0.40)	297	87
12-31-2014	12.89	(0.09)	1.00	0.91	—	(2.04)	—	(2.04)	11.76	7.60	1.09		1.08		(0.76)	350	83
12-31-2013	9.33	(0.07)	4.15	4.08	—	(0.52)	—	(0.52)	12.89	44.21	1.10		1.10		(0.66)	393	114
12-31-2012	9.21	(0.02)	1.51	1.49	—	(1.37)	—	(1.37)	9.33	16.52	1.11		1.10		(0.24)	278	132
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.06%.

Small Cap Index Trust
SERIES I
12-31-2016	13.28	0.16	2.51	2.67	(0.15)	(1.06)	—	(1.21)	14.74	20.98	0.58		0.52		1.18	366	22
12-31-2015	15.40	0.16	(0.87)	(0.71)	(0.15)	(1.26)	—	(1.41)	13.28	(4.58)	0.58		0.52		1.06	286	19
12-31-2014	15.83	0.14	0.55	0.69	(0.14)	(0.98)	—	(1.12)	15.40	4.59	0.57		0.52		0.93	302	20
12-31-2013	12.39	0.15	4.57	4.72	(0.22)	(1.06)	—	(1.28)	15.83	38.58	0.57		0.52		1.03	317	17
12-31-2012	13.15	0.24	1.72	1.96	(0.26)	(2.46)	—	(2.72)	12.39	16.10	0.56		0.54		1.77	208	13
SERIES II
12-31-2016	13.22	0.13	2.50	2.63	(0.13)	(1.06)	—	(1.19)	14.66	20.70	0.78		0.72		0.98	45	22
12-31-2015	15.34	0.13	(0.87)	(0.74)	(0.12)	(1.26)	—	(1.38)	13.22	(4.79)	0.78		0.72		0.85	40	19
12-31-2014	15.77	0.11	0.55	0.66	(0.11)	(0.98)	—	(1.09)	15.34	4.41	0.77		0.72		0.72	52	20
12-31-2013	12.35	0.12	4.55	4.67	(0.19)	(1.06)	—	(1.25)	15.77	38.31	0.77		0.72		0.81	64	17
12-31-2012	13.12	0.21	1.72	1.93	(0.24)	(2.46)	—	(2.70)	12.35	15.82	0.76		0.74		1.55	60	13
SERIES NAV
12-31-2016	13.29	0.17	2.51	2.68	(0.16)	(1.06)	—	(1.22)	14.75	21.01	0.53		0.47		1.23	115	22
12-31-2015	15.42	0.17	(0.88)	(0.71)	(0.16)	(1.26)	—	(1.42)	13.29	(4.59)	0.53		0.47		1.12	87	19
12-31-2014	15.84	0.15	0.56	0.71	(0.15)	(0.98)	—	(1.13)	15.42	4.71	0.52		0.47		1.00	95	20
12-31-2013	12.39	0.16	4.57	4.73	(0.22)	(1.06)	—	(1.28)	15.84	38.72	0.52		0.47		1.08	76	17
12-31-2012	13.16	0.20	1.76	1.96	(0.27)	(2.46)	—	(2.73)	12.39	16.06	0.51		0.49		1.42	50	13
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data
		Income (loss) from investment operations				Less distributions				Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Opportunities Trust
SERIES I
12-31-2016	28.76	0.12		5.16	5.28	(0.14)	(2.84)	—	(2.98)	31.06	19.47	1.08	[3]	0.99	[3]	0.43		99	32
12-31-2015	31.56	0.12		(1.75)	(1.63)	(0.03)	(1.14)	—	(1.17)	28.76	(5.17)	1.10		1.00		0.39		94	25
12-31-2014	30.84	0.02		0.71	0.73	(0.01)	—	—	(0.01)	31.56	2.38	1.10		1.00		0.08		112	40
12-31-2013	22.13	0.01		8.87	8.88	(0.17)	—	—	(0.17)	30.84	40.16	1.11		1.02		0.05		131	22
12-31-2012	18.94	0.12		3.07	3.19	—	—	—	—	22.13	16.84	1.11		1.02		0.59		32	25
SERIES II
12-31-2016	28.35	0.07		5.08	5.15	(0.08)	(2.84)	—	(2.92)	30.58	19.25	1.28	[3]	1.19	[3]	0.23		39	32
12-31-2015	31.16	0.06		(1.73)	(1.67)	—	(1.14)	—	(1.14)	28.35	(5.34)	1.30		1.20		0.19		39	25
12-31-2014	30.51	(0.04)		0.69	0.65	—	—	—	—	31.16	2.13	1.30		1.20		(0.12)		46	40
12-31-2013	21.90	(0.04)		8.78	8.74	(0.13)	—	—	(0.13)	30.51	39.92	1.31		1.22		(0.17)		57	22
12-31-2012	18.78	0.08		3.04	3.12	—	—	—	—	21.90	16.61	1.31		1.22		0.37		32	25
SERIES NAV
12-31-2016	28.63	0.14		5.13	5.27	(0.16)	(2.84)	—	(3.00)	30.90	19.51	1.03	[3]	0.94	[3]	0.48		85	32
12-31-2015	31.42	0.14		(1.75)	(1.61)	(0.04)	(1.14)	—	(1.18)	28.63	(5.12)	1.05		0.95		0.44		86	25
12-31-2014	30.70	0.04		0.70	0.74	(0.02)	—	—	(0.02)	31.42	2.43	1.05		0.95		0.14		124	40
12-31-2013	22.02	0.02		8.84	8.86	(0.18)	—	—	(0.18)	30.70	40.27	1.06		0.97		0.08		125	22
12-31-2012	18.84	0.13		3.05	3.18	—	—	—	—	22.02	16.88	1.06		0.97		0.63		91	25
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.03%.

Small Cap Value Trust
SERIES I
12-31-2016	20.30	0.14		4.14	4.28	(0.14)	(2.93)	—	(3.07)	21.51	22.67	1.10	[3]	1.10	[3]	0.69		373	16
12-31-2015	24.61	0.12		(0.62)	(0.50)	(0.10)	(3.71)	—	(3.81)	20.30	(1.36)	1.12		1.11		0.51		323	22
12-31-2014	26.09	0.16	[4]	1.55	1.71	(0.16)	(3.03)	—	(3.19)	24.61	7.18	1.12		1.12		0.63	[4]	349	22
12-31-2013	20.70	0.06		6.79	6.85	(0.13)	(1.33)	—	(1.46)	26.09	33.32	1.13		1.12		0.23		376	24
12-31-2012	18.94	0.23		2.65	2.88	(0.17)	(0.95)	—	(1.12)	20.70	15.63	1.13		1.13		1.17		270	19
SERIES II
12-31-2016	20.21	0.10		4.12	4.22	(0.10)	(2.93)	—	(3.03)	21.40	22.45	1.30	[3]	1.29	[3]	0.49		41	16
12-31-2015	24.52	0.07		(0.62)	(0.55)	(0.05)	(3.71)	—	(3.76)	20.21	(1.57)	1.32		1.31		0.30		36	22
12-31-2014	26.01	0.11	[4]	1.54	1.65	(0.11)	(3.03)	—	(3.14)	24.52	6.96	1.32		1.32		0.43	[4]	43	22
12-31-2013	20.66	0.01		6.77	6.78	(0.10)	(1.33)	—	(1.43)	26.01	33.00	1.33		1.32		0.03		49	24
12-31-2012	18.89	0.18		2.67	2.85	(0.13)	(0.95)	—	(1.08)	20.66	15.50	1.33		1.33		0.90		39	19
SERIES NAV
12-31-2016	20.25	0.15		4.12	4.27	(0.15)	(2.93)	—	(3.08)	21.44	22.68	1.05	[3]	1.05	[3]	0.74		313	16
12-31-2015	24.56	0.13		(0.62)	(0.49)	(0.11)	(3.71)	—	(3.82)	20.25	(1.31)	1.07		1.06		0.56		292	22
12-31-2014	26.04	0.17	[4]	1.55	1.72	(0.17)	(3.03)	—	(3.20)	24.56	7.25	1.07		1.07		0.68	[4]	330	22
12-31-2013	20.67	0.07		6.77	6.84	(0.14)	(1.33)	—	(1.47)	26.04	33.33	1.08		1.07		0.28		371	24
12-31-2012	18.90	0.24		2.66	2.90	(0.18)	(0.95)	—	(1.13)	20.67	15.78	1.08		1.08		1.20		314	19
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%. 4. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.06 and 0.22% for all series, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period									Ratios and supplemental data
		Income (loss) from investment operations			Less distributions				Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Company Growth Trust
SERIES NAV
12-31-2016	27.06	(0.03)[3]	2.94	2.91	—	(4.31)	—	(4.31)	25.66	11.34	1.07	[4]	1.06	[4]	(0.13)[3]	116	36
12-31-2015	27.63	(0.08)	(0.40)	(0.48)	—	(0.09)	—	(0.09)	27.06	(1.75)	1.07		1.06		(0.27)	112	30
12-31-2014	25.62	(0.02)[5]	2.03	2.01	—	—	—	—	27.63	7.85	1.06		1.05		(0.08)[5]	134	30
12-31-2013	18.34	(0.04)	7.37	7.33	(0.05)	—	—	(0.05)	25.62	39.98	1.07		1.06		(0.20)	158	32
12-31-2012	15.50	0.04	2.80	2.84	—	—	—	—	18.34	18.32	1.07		1.07		0.24	106	28
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.09 and 0.36%, respectively. 4. Includes reimbursement for overbilling of custody expenses in prior years of 0.01%. 5. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.09 and 0.35%, respectively.

Small Company Value Trust
SERIES I
12-31-2016	19.68	0.17	5.72	5.89	(0.15)	(3.36)	—	(3.51)	22.06	32.32	1.12	[3]	1.06	[3]	0.83	72	24
12-31-2015	24.72	0.20	(1.61)	(1.41)	(0.30)	(3.33)	—	(3.63)	19.68	(5.60)	1.13		1.07		0.86	60	35
12-31-2014	25.26	0.14	(0.12)	0.02	(0.01)	(0.55)	—	(0.56)	24.72	0.11	1.12		1.06		0.55	74	16
12-31-2013	19.50	0.07	6.08	6.15	(0.39)	—	—	(0.39)	25.26	31.61	1.13		1.07		0.32	88	7
12-31-2012	16.81	0.26	2.48	2.74	(0.05)	—	—	(0.05)	19.50	16.30	1.13		1.07		1.41	79	5
SERIES II
12-31-2016	19.42	0.13	5.63	5.76	(0.11)	(3.36)	—	(3.47)	21.71	32.05	1.32	[3]	1.26	[3]	0.63	58	24
12-31-2015	24.40	0.15	(1.58)	(1.43)	(0.22)	(3.33)	—	(3.55)	19.42	(5.79)	1.33		1.27		0.66	49	35
12-31-2014	24.99	0.08	(0.12)	(0.04)	—	(0.55)	—	(0.55)	24.40	(0.12)	1.32		1.26		0.34	61	16
12-31-2013	19.32	0.03	6.02	6.05	(0.38)	—	—	(0.38)	24.99	31.41	1.33		1.27		0.12	75	7
12-31-2012	16.66	0.22	2.46	2.68	(0.02)	—	—	(0.02)	19.32	16.11	1.33		1.27		1.20	73	5
SERIES NAV
12-31-2016	19.64	0.17	5.71	5.88	(0.16)	(3.36)	—	(3.52)	22.00	32.33	1.07	[3]	1.01	[3]	0.86	156	24
12-31-2015	24.69	0.21	(1.60)	(1.39)	(0.33)	(3.33)	—	(3.66)	19.64	(5.51)	1.08		1.02		0.91	187	35
12-31-2014	25.22	0.15	(0.12)	0.03	(0.01)	(0.55)	—	(0.56)	24.69	0.14	1.07		1.01		0.60	224	16
12-31-2013	19.46	0.09	6.06	6.15	(0.39)	—	—	(0.39)	25.22	31.68	1.08		1.02		0.38	259	7
12-31-2012	16.76	0.27	2.48	2.75	(0.05)	—	—	(0.05)	19.46	16.41	1.08		1.02		1.49	216	5
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.03%.

Strategic Equity Allocation Trust
SERIES NAV
12-31-2016	16.09	0.32	1.08	1.40	(0.29)	(0.34)	—	(0.63)	16.86	8.81	0.67		0.53		1.96	11,117	18
12-31-2015	17.14	0.31	(0.39)	(0.08)	(0.32)	(0.65)	—	(0.97)	16.09	(0.35)	0.67		0.53		1.83	9,945	7
12-31-2014	16.85	0.33	0.75	1.08	(0.32)	(0.47)	—	(0.79)	17.14	6.40	0.66		0.52		1.92	11,176	13
12-31-2013	13.27	0.27	3.60	3.87	(0.25)	(0.04)	—	(0.29)	16.85	29.23	0.66		0.50		1.77	11,162	19
12-31-2012[3]	12.50	0.20	0.70	0.90	(0.13)	—	—	(0.13)	13.27	7.26 [4]	0.67	[5]	0.49	[5]	2.22 [5]	8,003	10
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Period from 4-16-12 (commencement of operations) to 12-31-12. 4. Not annualized. 5. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data
		Income (loss) from investment operations				Less distributions				Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Total Stock Market Index Trust
SERIES I
12-31-2016	17.61	0.29		1.87	2.16	(0.26)	(0.30)	—	(0.56)	19.21	12.38	0.57		0.57		1.61		473	3
12-31-2015	18.53	0.26		(0.40)	(0.14)	(0.24)	(0.54)	—	(0.78)	17.61	(0.64)	0.57		0.56		1.41		440	4
12-31-2014	17.08	0.24		1.71	1.95	(0.21)	(0.29)	—	(0.50)	18.53	11.47	0.57		0.56		1.38		465	5
12-31-2013	13.15	0.21		4.16	4.37	(0.22)	(0.22)	—	(0.44)	17.08	33.39	0.56		0.56		1.38		424	3
12-31-2012	11.59	0.21		1.58	1.79	(0.20)	(0.03)	—	(0.23)	13.15	15.50	0.57		0.57		1.65		295	6
SERIES II
12-31-2016	17.56	0.25		1.87	2.12	(0.23)	(0.30)	—	(0.53)	19.15	12.15	0.77		0.77		1.41		36	3
12-31-2015	18.48	0.22		(0.40)	(0.18)	(0.20)	(0.54)	—	(0.74)	17.56	(0.83)	0.77		0.76		1.20		35	4
12-31-2014	17.03	0.21		1.71	1.92	(0.18)	(0.29)	—	(0.47)	18.48	11.30	0.77		0.76		1.17		42	5
12-31-2013	13.12	0.18		4.14	4.32	(0.19)	(0.22)	—	(0.41)	17.03	33.09	0.76		0.76		1.19		44	3
12-31-2012	11.57	0.18		1.57	1.75	(0.17)	(0.03)	—	(0.20)	13.12	15.22	0.77		0.77		1.44		41	6
SERIES NAV
12-31-2016	17.61	0.30		1.86	2.16	(0.27)	(0.30)	—	(0.57)	19.20	12.38	0.52		0.52		1.67		132	3
12-31-2015	18.52	0.27		(0.39)	(0.12)	(0.25)	(0.54)	—	(0.79)	17.61	(0.53)	0.52		0.51		1.46		99	4
12-31-2014	17.08	0.25		1.70	1.95	(0.22)	(0.29)	—	(0.51)	18.52	11.46	0.52		0.51		1.43		95	5
12-31-2013	13.15	0.22		4.16	4.38	(0.23)	(0.22)	—	(0.45)	17.08	33.45	0.51		0.51		1.44		88	3
12-31-2012	11.59	0.22		1.57	1.79	(0.20)	(0.03)	—	(0.23)	13.15	15.56	0.52		0.52		1.71		66	6
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Utilities Trust
SERIES I
12-31-2016	12.05	0.39		0.99	1.38	(0.60)	(0.23)	—	(0.83)	12.60	11.36	0.89	[3]	0.88	[3]	3.00		278	31
12-31-2015	16.27	0.38		(2.66)	(2.28)	(0.46)	(1.48)	—	(1.94)	12.05	(14.76)	0.92		0.92		2.51		298	37
12-31-2014	15.44	0.49	[4]	1.48	1.97	(0.51)	(0.63)	—	(1.14)	16.27	12.59	0.93		0.92		2.93	[4]	441	53
12-31-2013	13.06	0.48		2.20	2.68	(0.30)	—	—	(0.30)	15.44	20.57	0.95		0.95		3.25		416	58
12-31-2012	11.92	0.40		1.21	1.61	(0.47)	—	—	(0.47)	13.06	13.65	0.97		0.97		3.17		141	52
SERIES II
12-31-2016	11.93	0.36		0.98	1.34	(0.57)	(0.23)	—	(0.80)	12.47	11.16	1.09	[3]	1.08	[3]	2.80		15	31
12-31-2015	16.14	0.34		(2.64)	(2.30)	(0.43)	(1.48)	—	(1.91)	11.93	(15.02)	1.12		1.12		2.30		15	37
12-31-2014	15.32	0.46	[4]	1.47	1.93	(0.48)	(0.63)	—	(1.11)	16.14	12.41	1.13		1.12		2.79	[4]	23	53
12-31-2013	12.96	0.41		2.22	2.63	(0.27)	—	—	(0.27)	15.32	20.35	1.15		1.15		2.81		25	58
12-31-2012	11.84	0.37		1.19	1.56	(0.44)	—	—	(0.44)	12.96	13.36	1.17		1.17		2.95		25	52
SERIES NAV
12-31-2016	12.03	0.39		0.99	1.38	(0.60)	(0.23)	—	(0.83)	12.58	11.43	0.84	[3]	0.84	[3]	3.02		28	31
12-31-2015	16.26	0.39		(2.67)	(2.28)	(0.47)	(1.48)	—	(1.95)	12.03	(14.79)	0.87		0.87		2.58		30	37
12-31-2014	15.42	0.50	[4]	1.49	1.99	(0.52)	(0.63)	—	(1.15)	16.26	12.72	0.88		0.87		2.98	[4]	40	53
12-31-2013	13.04	0.45		2.24	2.69	(0.31)	—	—	(0.31)	15.42	20.65	0.90		0.90		3.06		32	58
12-31-2012	11.91	0.39		1.21	1.60	(0.47)	—	—	(0.47)	13.04	13.64	0.92		0.92		3.14		27	52
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.04%. 4. Net investment income per share and the percentage of average net assets reflects special dividends received by the portfolio, which amounted to $0.09 and 0.52% for all series, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period									Ratios and supplemental data
		Income (loss) from investment operations			Less distributions				Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Value Trust
SERIES I
12-31-2016	20.16	0.31	2.74	3.05	(0.15)	(1.89)	—	(2.04)	21.17	15.76	0.79	0.78	1.56	471	35
12-31-2015	25.74	0.14	(2.29)	(2.15)	(0.13)	(3.30)	—	(3.43)	20.16	(8.89)	0.78	0.77	0.57	493	26
12-31-2014	25.95	0.14	2.39	2.53	(0.12)	(2.62)	—	(2.74)	25.74	9.82	0.78	0.77	0.53	600	49
12-31-2013	19.31	0.15	6.68	6.83	(0.19)	—	—	(0.19)	25.95	35.40	0.79	0.79	0.64	523	42
12-31-2012	16.58	0.20	2.68	2.88	(0.15)	—	—	(0.15)	19.31	17.42	0.82	0.81	1.11	409	24
SERIES II
12-31-2016	20.07	0.28	2.72	3.00	(0.11)	(1.89)	—	(2.00)	21.07	15.57	0.99	0.98	1.38	26	35
12-31-2015	25.65	0.09	(2.29)	(2.20)	(0.08)	(3.30)	—	(3.38)	20.07	(9.12)	0.98	0.97	0.37	26	26
12-31-2014	25.87	0.09	2.38	2.47	(0.07)	(2.62)	—	(2.69)	25.65	9.61	0.98	0.97	0.33	33	49
12-31-2013	19.26	0.10	6.66	6.76	(0.15)	—	—	(0.15)	25.87	35.10	0.99	0.99	0.44	36	42
12-31-2012	16.54	0.16	2.68	2.84	(0.12)	—	—	(0.12)	19.26	17.18	1.02	1.01	0.87	30	24
SERIES NAV
12-31-2016	20.13	0.32	2.73	3.05	(0.16)	(1.89)	—	(2.05)	21.13	15.78	0.74	0.73	1.58	32	35
12-31-2015	25.71	0.15	(2.29)	(2.14)	(0.14)	(3.30)	—	(3.44)	20.13	(8.86)	0.73	0.72	0.63	35	26
12-31-2014	25.92	0.15	2.39	2.54	(0.13)	(2.62)	—	(2.75)	25.71	9.88	0.73	0.72	0.57	31	49
12-31-2013	19.29	0.16	6.67	6.83	(0.20)	—	—	(0.20)	25.92	35.44	0.74	0.74	0.68	33	42
12-31-2012	16.56	0.21	2.68	2.89	(0.16)	—	—	(0.16)	19.29	17.50	0.77	0.76	1.14	24	24
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Notes to financial statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust), is a no load, open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series (portfolios), forty five of which are presented in this report.

American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust and American New World Trust (collectively, the JHVIT Feeder Funds), Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series, Lifestyle Moderate PS Series (collectively, the Lifestyle PS Series), and Core Strategy Trust operate as “funds of funds,” investing in shares of mutual funds (underlying funds). The American Funds Insurance Series’ accounting policies are outlined in their financial statements, available at the Securities and Exchange Commission’s (SEC) website at www.sec.gov, or at the SEC’s public reference room in Washington, D.C. These funds are not covered by this report

Effective on October 21, 2016, Franklin Templeton Founding Allocation Trust merged into Lifestyle Growth PS Series, International Core Trust merged into International Value Trust and U.S. Equity Trust merged into 500 Index Trust B.

The portfolios may offer multiple classes of shares: Series I, Series II, Series III and Series NAV. The shares currently offered by a specific portfolio are shown on the Statements of assets and liabilities. Shares of the portfolios are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Advisor) and Manulife Financial Corporation (MFC) except in the case of the Emerging Markets Value Trust where NAV shares are also offered to variable insurance products of external insurance companies. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation.  Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios’ Valuation Policies and Procedures.

In order to value the securities, the portfolios use the following valuation techniques: Equity securities, including exchange-traded funds, held by the portfolios are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Except for investments in exchange-traded funds, investments by the portfolios in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 P.M; ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the portfolios’ Pricing Committee, following procedures established by the Board of Trustees. The portfolios use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of December 31, 2016, for All Cap Core Trust, American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, American New World Trust, Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Moderate PS Series, Small Company Growth Trust and Small Company Value Trust, all investments are categorized as Level 1 under the hierarchy described above.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

As of December 31, 2016, for 500 Index Trust B and Mid Cap Index Trust, all investments including futures, as applicable, are categorized as Level 1 except repurchase agreements, which are categorized as Level 2

The following is a summary of the values by input classification of the portfolios’ investments as of December 31, 2016, by major security category or type:

	Total Value at 12-31-16	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Alpha Opportunities Trust
Common stocks
Consumer discretionary	$13,900,676	$13,020,056	$722,158	$158,462
Consumer staples	6,029,234	6,029,234	—	—
Energy	7,880,660	7,880,660	—	—
Financials	27,183,948	26,288,007	895,941	—
Health care	14,460,928	14,213,431	247,497	—
Industrials	17,908,798	17,360,360	548,438	—
Information technology	17,574,041	15,710,261	1,863,780	—
Materials	6,507,309	5,463,907	1,043,402	—
Real estate	1,412,093	1,283,902	—	128,191
Telecommunication services	594,386	594,386	—	—
Utilities	2,074,259	2,074,259	—	—
Preferred securities	13,651,840	—	—	13,651,840
Corporate bonds	48,473	—	—	48,473
Exchange-traded funds	505,625	505,625	—	—
Short-term investments	5,700,000	—	5,700,000	—
Total investments in securities	$135,432,270	$110,424,088	$11,021,216	$13,986,966

Blue Chip Growth Trust
Common stocks
Consumer discretionary	$389,127,313	$389,127,313	—	—
Consumer staples	45,395,042	45,395,042	—	—
Financials	146,608,485	146,608,485	—	—
Health care	283,068,941	283,068,941	—	—
Industrials	130,151,417	130,151,417	—	—
Information technology	518,439,036	494,167,682	$24,271,354	—
Materials	6,179,945	6,179,945	—	—
Real estate	30,620,444	30,620,444	—	—
Utilities	4,348,344	4,348,344	—	—
Securities lending collateral	11,982,499	11,982,499	—	—
Short-term investments	12,088,852	12,088,852	—	—
Total investments in securities	$1,578,010,318	$1,553,738,964	$24,271,354	—

Capital Appreciation Trust
Common stocks
Consumer discretionary	$255,034,515	$218,811,273	$36,223,242	—
Consumer staples	32,602,138	32,602,138	—	—
Energy	31,621,841	31,621,841	—	—
Financials	38,412,113	38,412,113	—	—
Health care	108,952,300	108,952,300	—	—
Industrials	39,377,819	39,377,819	—	—
Information technology	421,768,323	396,795,112	24,973,211	—
Materials	6,223,584	6,223,584	—	—
Securities lending collateral	8,157,301	8,157,301	—	—
Short-term investments	2,632,000	—	2,632,000	—
Total investments in securities	$944,781,934	$880,953,481	$63,828,453	—

Capital Appreciation Value Trust
Common stocks
Consumer discretionary	$30,585,645	$30,585,645	—	—
Consumer staples	42,474,256	39,368,271	$3,105,985	—
Energy	5,502,537	2,910,644	2,591,893	—
Financials	29,507,260	28,865,505	641,755	—
Health care	59,401,817	59,401,817	—	—
Industrials	14,404,746	13,857,924	546,822	—
Information technology	45,951,079	45,951,079	—	—
Materials	1,680,516	1,680,516	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 12-31-16	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Capital Appreciation Value Trust (continued)
Real estate	$1,648,608	$1,648,608	—	—
Telecommunication services	1,744,474	1,744,474	—	—
Utilities	10,127,397	10,127,397	—	—
Preferred securities	8,810,922	8,810,922	—	—
Corporate bonds	79,249,686	—	$79,249,686	—
Term loans	10,760,564	—	10,760,564	—
Asset backed securities	888,017	—	888,017	—
Purchased options	123,310	—	123,310	—
Securities lending collateral	1,153,445	1,153,445	—	—
Short-term investments	31,180,596	29,050,596	2,130,000	—
Total investments in securities	$375,194,875	$275,156,843	$100,038,032	—
Other financial instruments:
Written options	($1,718,007)	—	($1,718,007)	—

Core Strategy Trust
Affiliated investment companies
Equity	$2,569,489,857	$2,569,489,857	—	—
Fixed income	1,051,639,381	1,051,639,381	—	—
Common stocks
Consumer discretionary	2	2	—	—
Consumer staples	850	—	$850	—
Health care	250	—	—	$250
Industrials	58	—	—	58
Total investments in securities	$3,621,130,398	$3,621,129,240	$850	$308

Emerging Markets Value Trust
Common stocks
Australia	$143,900	—	$143,900	—
Brazil	35,227,103	$13,849,134	21,377,969	—
Chile	8,617,758	2,335,762	6,281,996	—
China	79,118,096	6,470,210	72,419,682	$228,204
Colombia	3,262,921	3,262,921	—	—
Czech Republic	1,982,401	—	1,982,401	—
Greece	837,313	—	837,313	—
Hong Kong	17,728,435	1,545,067	15,862,476	320,892
Hungary	2,667,022	—	2,667,022	—
India	73,382,772	2,385,485	70,986,003	11,284
Indonesia	19,800,404	—	19,778,908	21,496
Malaysia	20,459,669	—	20,459,669	—
Mexico	27,796,634	27,796,634	—	—
Philippines	8,950,242	—	8,950,123	119
Poland	8,636,488	—	8,636,488	—
Russia	14,588,612	—	14,588,612	—
South Africa	49,487,971	5,648,472	43,823,916	15,583
South Korea	95,555,673	16,488,692	78,951,977	115,004
Taiwan	98,497,856	2,018,589	96,437,728	41,539
Thailand	17,475,702	—	17,466,952	8,750
Turkey	7,895,840	—	7,892,574	3,266
Ukraine	264,676	—	264,676	—
Preferred securities
Brazil	15,182,318	—	15,182,318	—
Colombia	699,210	699,210	—	—
Panama	139,931	139,931	—	—
South Korea	14,299	—	14,299	—
Securities lending collateral	13,678,965	13,678,965	—	—
Short-term investments	1,144,130	1,144,130	—	—
Total investments in securities	$623,236,341	$97,463,202	$525,007,002	$766,137

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 12-31-16	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Equity Income Trust
Common stocks
Consumer discretionary	$156,079,948	$156,079,948	—	—
Consumer staples	96,545,294	86,424,054	$10,121,240	—
Energy	200,802,973	168,472,279	32,330,694	—
Financials	451,297,577	443,618,138	7,679,439	—
Health care	163,457,070	153,959,031	9,498,039	—
Industrials	205,711,936	205,711,936	—	—
Information technology	188,341,850	188,341,850	—	—
Materials	88,880,249	88,880,249	—	—
Real estate	35,630,877	35,630,877	—	—
Telecommunication services	48,932,731	38,358,843	10,573,888	—
Utilities	121,389,143	121,389,143	—	—
Preferred securities	19,479,566	19,479,566	—	—
Corporate bonds	3,063,633	—	3,063,633	—
Securities lending collateral	2,949,025	2,949,025	—	—
Short-term investments	36,319,847	36,319,847	—	—
Total investments in securities	$1,818,881,719	$1,745,614,786	$73,266,933	—

Financial Industries Trust
Common stocks
Financials	$194,650,411	$179,034,649	$15,615,762	—
Real estate	7,492,165	7,135,692	356,473	—
Preferred securities	787,086	—	787,086	—
Corporate bonds	2,395,049	—	2,395,049	—
Securities lending collateral	138,500	138,500	—	—
Short-term investments	4,111,000	—	4,111,000	—
Total investments in securities	$209,574,211	$186,308,841	$23,265,370	—

Fundamental All Cap Core Trust
Common stocks
Consumer discretionary	$439,643,907	$439,643,907	—	—
Consumer staples	98,636,063	68,118,271	$30,517,792	—
Energy	79,693,733	79,693,733	—	—
Financials	420,441,669	420,441,669	—	—
Health care	82,062,480	82,062,480	—	—
Industrials	130,014,654	130,014,654	—	—
Information technology	283,570,535	283,570,535	—	—
Materials	37,090,401	37,090,401	—	—
Real estate	24,181,592	24,181,592	—	—
Short-term investments	7,858,918	—	7,858,918	—
Total investments in securities	$1,603,193,952	$1,564,817,242	$38,376,710	—

Fundamental Large Cap Value Trust
Common stocks
Consumer discretionary	$97,954,404	$97,954,404	—	—
Consumer staples	67,371,428	39,771,777	$27,599,651	—
Energy	94,617,721	94,617,721	—	—
Financials	299,953,671	299,953,671	—	—
Health care	75,093,863	75,093,863	—	—
Industrials	74,319,315	74,319,315	—	—
Information technology	121,938,246	109,705,808	12,232,438	—
Short-term investments	7,504,922	—	7,504,922	—
Total investments in securities	$838,753,570	$791,416,559	$47,337,011	—

Global Trust
Common stocks
Canada	$579,600	$579,600	—	—
China	5,201,491	2,505,278	$2,696,213	—
France	13,837,848	—	13,837,848	—
Germany	13,320,440	—	13,320,440	—
Hong Kong	2,802,794	—	2,802,794	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 12-31-16	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Global Trust (continued)
India	$1,490,656	—	$1,490,656	—
Ireland	3,541,292	$1,303,511	2,237,781	—
Israel	4,621,875	4,621,875	—	—
Italy	4,192,262	—	4,192,262	—
Japan	10,745,820	—	10,745,820	—
Netherlands	14,411,802	—	14,411,802	—
Portugal	2,368,271	—	2,368,271	—
Russia	2,400,254	2,400,254	—	—
Singapore	3,339,612	—	3,339,612	—
South Korea	13,046,751	3,258,255	9,788,496	—
Spain	2,089,696	—	2,089,696	—
Sweden	4,881,523	—	4,881,523	—
Switzerland	7,570,960	—	7,570,960	—
Taiwan	542,706	—	542,706	—
Thailand	668,828	—	668,828	—
Turkey	827,414	827,414	—	—
United Kingdom	19,716,516	—	19,716,516	—
United States	71,473,908	71,473,908	—	—
Corporate bonds	2,367,376	—	2,367,376	—
Securities lending collateral	5,107,584	5,107,584	—	—
Short-term investments	20,900,000	—	20,900,000	—
Total investments in securities	$232,047,279	$92,077,679	$139,969,600	—

Health Sciences Trust
Common stocks
Consumer discretionary	$147,629	—	—	$147,629
Consumer staples	5,445,162	$5,445,162	—	—
Health care	249,909,591	243,538,886	$5,530,964	839,741
Industrials	746,296	746,296	—	—
Preferred securities
Consumer discretionary	329,656	—	—	329,656
Health care	947,182	847,093	44,418	55,671
Information technology	165,926	—	—	165,926
Convertible bonds	430,285	—	430,285	—
Rights	4,620	4,620	—	—
Short-term investments	3,649,272	3,649,272	—	—
Total investments in securities	$261,775,619	$254,231,329	$6,005,667	$1,538,623
Other financial instruments:
Written options	($312)	($312)	—	—

International Equity Index Trust B
Common stocks
Australia	$30,930,860	—	$30,930,860	—
Austria	796,079	—	796,079	—
Belgium	4,983,347	—	4,983,347	—
Brazil	5,792,159	$290,009	5,502,150	—
Canada	40,465,344	40,465,344	—	—
Chile	1,531,707	1,234,383	297,324	—
China	28,814,666	6,922,480	21,892,186	—
Colombia	639,046	639,046	—	—
Czech Republic	232,644	—	232,644	—
Denmark	6,711,496	—	6,711,496	—
Egypt	201,413	—	201,413	—
Finland	4,071,154	—	4,071,154	—
France	40,317,567	—	40,317,567	—
Germany	35,743,911	—	35,743,911	—
Greece	581,997	—	581,997	—
Hong Kong	18,408,039	101,522	18,294,631	$11,886
Hungary	467,838	—	467,838	—
India	10,402,527	2,659,823	7,742,704	—
Indonesia	3,472,305	10,439	3,461,866	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 12-31-16	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Equity Index Trust B (continued)
Ireland	$3,352,755	$371,320	$2,981,435	—
Israel	2,745,976	624,924	2,121,052	—
Italy	7,202,817	—	7,202,817	—
Japan	99,106,205	—	99,106,205	—
Jersey, Channel Islands	242,469	—	242,469	—
Jordan	112,344	—	112,344	—
Luxembourg	1,341,979	—	1,341,979	—
Macau	554,366	—	554,366	—
Malaysia	3,453,201	—	3,453,201	—
Malta	104,438	—	89,559	$14,879
Mexico	4,603,736	4,492,268	111,468	—
Netherlands	18,662,626	967,261	17,695,365	—
New Zealand	696,683	—	696,683	—
Norway	2,842,697	—	2,842,697	—
Peru	455,335	455,335	—	—
Philippines	1,586,272	—	1,586,272	—
Poland	1,542,371	—	1,542,371	—
Portugal	597,419	—	597,419	—
Romania	88,924	—	88,924	—
Russia	5,772,873	4,487,514	1,285,359	—
Singapore	5,364,804	—	5,364,804	—
South Africa	9,518,906	—	9,517,726	1,180
South Korea	18,058,671	221,095	17,837,576	—
Spain	12,694,418	98,479	12,595,939	—
Sweden	11,475,860	—	11,475,860	—
Switzerland	37,862,913	—	37,862,913	—
Taiwan	14,041,048	—	14,041,048	—
Thailand	2,575,732	—	2,575,732	—
Turkey	1,367,122	—	1,367,122	—
United Kingdom	64,379,690	3,766	64,375,924	—
United States	3,063,794	1,010,834	2,052,960	—
Preferred securities	7,226,705	—	7,226,705	—
Rights	18,359	14,781	3,578	—
Securities lending collateral	5,614,139	5,614,139	—	—
Short-term investments	5,216,626	5,216,626	—	—
Total investments in securities	$588,108,372	$75,901,388	$512,179,039	$27,945
Other financial instruments:
Futures	($101,582)	($101,582)	—	—

International Growth Stock Trust
Common stocks
Australia	$15,078,780	—	$15,078,780	—
Brazil	6,116,030	—	6,116,030	—
Canada	36,798,799	$36,798,799	—	—
China	3,207,146	3,207,146	—	—
Denmark	8,613,926	—	8,613,926	—
France	17,008,582	—	17,008,582	—
Germany	36,875,003	—	36,875,003	—
Hong Kong	14,999,984	—	14,999,984	—
Israel	7,827,463	7,827,463	—	—
Japan	28,985,891	—	28,985,891	—
Mexico	10,509,409	10,509,409	—	—
Netherlands	8,482,503	—	8,482,503	—
Singapore	12,594,292	9,212,722	3,381,570	—
South Korea	3,435,027	—	3,435,027	—
Spain	5,334,799	—	5,334,799	—
Sweden	14,621,378	—	14,621,378	—
Switzerland	27,498,759	—	27,498,759	—
Taiwan	9,225,268	—	9,225,268	—
Thailand	5,699,497	—	5,699,497	—
Turkey	3,328,713	—	3,328,713	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 12-31-16	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Growth Stock Trust (continued)
United Kingdom	$74,941,499	—	$74,941,499	—
Short-term investments	18,762,382	$18,762,382	—	—
Total investments in securities	$369,945,130	$86,317,921	$283,627,209	—

International Small Company Trust
Common stocks
Australia	$7,022,290	$92,898	$6,915,345	$14,047
Austria	1,397,080	—	1,397,080	—
Belgium	1,950,353	—	1,950,353	—
Bermuda	203,261	—	203,261	—
Cambodia	59,943	—	59,943	—
Canada	9,558,451	9,550,221	7,949	281
China	50,391	18,434	31,957	—
Denmark	2,157,050	—	2,157,050	—
Faroe Islands	86,471	—	86,471	—
Finland	3,166,863	—	3,166,863	—
France	5,161,183	—	5,161,183	—
Gabon	3,283	—	3,283	—
Georgia	29,382	—	29,382	—
Germany	6,648,072	—	6,648,072	—
Gibraltar	32,734	—	32,734	—
Greece	143	—	—	143
Guernsey, Channel Islands	3,564	—	3,564	—
Hong Kong	3,472,826	—	3,465,663	7,163
India	28,663	—	28,663	—
Ireland	854,413	—	854,413	—
Isle of Man	261,521	—	261,521	—
Israel	668,814	6,515	662,299	—
Italy	4,053,440	—	4,053,440	—
Japan	24,528,676	—	24,528,676	—
Jersey, Channel Islands	200,867	—	200,867	—
Liechtenstein	41,838	—	41,838	—
Luxembourg	229,280	—	229,280	—
Macau	12,290	—	12,290	—
Malta	102,063	—	102,063	—
Monaco	47,556	47,556	—	—
Mongolia	16,046	—	16,046	—
Netherlands	2,158,393	—	2,158,393	—
New Zealand	1,159,547	—	1,159,547	—
Norway	1,033,392	—	1,033,392	—
Peru	42,599	—	42,599	—
Portugal	334,214	—	334,214	—
Russia	35,752	—	35,752	—
Singapore	1,169,967	—	1,153,603	16,364
South Africa	86,017	—	86,017	—
Spain	2,512,421	—	2,512,421	—
Sweden	3,530,991	—	3,530,991	—
Switzerland	5,631,382	41,391	5,589,991	—
Taiwan	—	—	—	—
United Arab Emirates	37,556	—	37,556	—
United Kingdom	16,359,065	19,611	16,338,756	698
United States	202,691	44,573	158,118	—
Preferred securities	346,675	—	346,675	—
Rights	3,721	2,183	1,538	—
Securities lending collateral	3,999,047	3,999,047	—	—
Short-term investments	845,632	845,632	—	—
Total investments in securities	$111,537,869	$14,668,061	$96,831,112	$38,696

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 12-31-16	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

International Value Trust
Common stocks
Australia	$14,297,697	—	$14,297,697	—
Belgium	6,034,638	—	6,034,638	—
Canada	68,104,067	$68,104,067	—	—
China	64,512,165	27,535,577	36,976,588	—
France	71,408,202	—	71,408,202	—
Germany	63,289,856	—	63,289,856	—
Hong Kong	33,213,416	—	33,213,416	—
India	6,163,818	—	6,163,818	—
Israel	17,894,595	17,894,595	—	—
Italy	12,399,195	—	12,399,195	—
Japan	55,093,986	—	55,093,986	—
Luxembourg	7,368,152	—	7,368,152	—
Malta	116,396	—	—	$116,396
Mexico	2,409,852	2,409,852	—	—
Netherlands	82,270,397	—	82,270,397	—
Norway	12,613,138	—	12,613,138	—
Singapore	10,463,620	—	10,463,620	—
South Africa	4,008,439	—	4,008,439	—
South Korea	97,842,052	18,595,042	79,247,010	—
Sweden	4,198,056	—	4,198,056	—
Switzerland	52,730,055	—	52,730,055	—
Taiwan	8,910,693	—	8,910,693	—
Thailand	10,403,578	—	10,403,578	—
United Kingdom	126,161,368	—	126,161,368	—
United States	13,035,581	13,035,581	—	—
Securities lending collateral	27,776,237	27,776,237	—	—
Short-term investments	13,000,000	—	13,000,000	—
Total investments in securities	$885,719,249	$175,350,951	$710,251,902	$116,396

Lifestyle Growth PS Series
Affiliated investment companies
Equity	$2,187,109,987	$2,187,109,987	—	—
Fixed income	903,405,997	903,405,997	—	—
Common stocks	209,076	—	$209,076	—
Preferred securities	264,373	—	264,373	—
Total investments in securities	$3,090,989,433	$3,090,515,984	$473,449	—

Mid Cap Stock Trust
Common stocks
Consumer discretionary	$117,274,802	$116,103,920	—	$1,170,882
Consumer staples	22,098,565	22,098,565	—	—
Energy	39,733,454	39,733,454	—	—
Financials	46,791,873	46,791,873	—	—
Health care	106,303,217	94,674,291	$11,628,926	—
Industrials	72,058,432	72,058,432	—	—
Information technology	171,903,237	168,112,501	3,790,736	—
Materials	14,310,250	14,310,250	—	—
Real estate	13,796,957	12,883,558	—	913,399
Preferred securities	68,736,836	—	—	68,736,836
Corporate bonds	396,255	—	—	396,255
Securities lending collateral	35,108,788	35,108,788	—	—
Short-term investments	3,500,000	—	3,500,000	—
Total investments in securities	$712,012,666	$621,875,632	$18,919,662	$71,217,372

Mid Value Trust
Common stocks
Consumer discretionary	$83,977,743	$81,607,401	$2,370,342	—
Consumer staples	78,856,101	71,342,453	7,513,648	—
Energy	85,976,536	85,976,536	—	—
Financials	191,669,765	187,189,568	4,480,197	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 12-31-16	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Mid Value Trust (continued)
Health care	$87,012,821	$87,012,821	—	—
Industrials	73,122,111	71,210,551	$1,911,560	—
Information technology	24,696,992	24,696,992	—	—
Materials	65,181,074	65,181,074	—	—
Real estate	55,341,204	55,341,204	—	—
Telecommunication services	2,742,044	2,742,044	—	—
Utilities	35,244,880	35,244,880	—	—
Securities lending collateral	15,425,729	15,425,729	—	—
Short-term investments	51,223,761	51,223,761	—	—
Total investments in securities	$850,470,761	$834,195,014	$16,275,747	—

Mutual Shares Trust
Common stocks
Consumer discretionary	$11,679,955	$11,679,955	—	—
Consumer staples	18,949,179	14,324,948	$4,624,231	—
Energy	15,230,308	9,313,124	5,917,184	—
Financials	38,697,953	37,526,145	1,171,808	—
Health care	21,691,504	21,691,504	—	—
Industrials	13,683,507	9,074,511	4,608,996	—
Information technology	19,687,383	16,533,644	3,153,739	—
Materials	7,926,409	5,729,194	2,197,215	—
Real estate	1,371,889	1,371,889	—	—
Telecommunication services	1,812,757	—	1,812,757	—
Utilities	3,025,330	3,025,330	—	—
Corporate bonds	6,396,824	—	6,396,824	—
Municipal bonds	1,769,268	—	1,769,268	—
Escrow certificates	41,280	—	41,280	—
Rights	253,738	—	—	$253,738
Securities lending collateral	4,210,865	4,210,865	—	—
Short-term investments	16,499,265	—	16,499,265	—
Total investments in securities	$182,927,414	$134,481,109	$48,192,567	$253,738
Other financial instruments:
Forward foreign currency contracts	$189,187	—	$189,187	—

Real Estate Securities Trust
Common stocks
Consumer discretionary	$4,254,405	$4,254,405	—	—
Real estate	395,225,741	395,215,106	—	$10,635
Short-term investments	470,000	—	$470,000	—
Total investments in securities	$399,950,146	$399,469,511	$470,000	$10,635

Science & Technology Trust
Common stocks
Consumer discretionary	$85,736,904	$85,681,578	—	$55,326
Health care	8,375,537	8,375,537	—	—
Industrials	5,501,336	5,501,336	—	—
Information technology	365,727,782	347,918,685	$17,714,299	94,798
Real estate	3,752,805	3,752,805	—	—
Telecommunication services	5,095,399	—	5,095,399	—
Preferred securities	3,366,606	—	—	3,366,606
Corporate bonds	1,629,485	—	1,629,485	—
Securities lending collateral	22,618,111	22,618,111	—	—
Short-term investments	22,989,839	22,287,839	702,000	—
Total investments in securities	$524,793,804	$496,135,891	$25,141,183	$3,516,730

Small Cap Growth Trust
Common stocks
Consumer discretionary	$49,706,213	$49,706,213	—	—
Consumer staples	2,999,950	2,999,950	—	—
Energy	11,753,809	11,533,878	$219,931	—
Financials	33,924,858	33,924,858	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 12-31-16	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Small Cap Growth Trust (continued)
Health care	$61,780,550	$61,780,550	—	—
Industrials	64,940,246	64,940,246	—	—
Information technology	104,790,791	98,760,831	$4,665,859	$1,364,101
Materials	11,322,950	11,322,950	—	—
Real estate	12,661,458	12,661,458	—	—
Telecommunication services	565,751	565,751	—	—
Utilities	2,189,303	2,189,303	—	—
Preferred securities	10,882,957	—	—	10,882,957
Securities lending collateral	33,150,150	33,150,150	—	—
Short-term investments	6,100,000	—	6,100,000	—
Total investments in securities	$406,768,986	$383,536,138	$10,985,790	$12,247,058

Small Cap Index Trust
Common stocks
Consumer discretionary	$63,344,402	$63,344,402	—	—
Consumer staples	14,969,816	14,969,816	—	—
Energy	18,999,466	18,999,466	—	—
Financials	100,188,810	100,188,810	—	—
Health care	61,332,761	61,245,803	—	$86,958
Industrials	73,685,503	73,685,503	—	—
Information technology	85,718,570	85,718,570	—	—
Materials	24,594,005	24,594,005	—	—
Real estate	39,994,464	39,994,464	—	—
Telecommunication services	3,828,665	3,783,859	—	44,806
Utilities	18,234,195	18,234,195	—	—
Warrants	47	—	$47	—
Securities lending collateral	20,195,545	20,195,545	—	—
Short-term investments	21,550,000	—	21,550,000	—
Total investments in securities	$546,636,249	$524,954,438	$21,550,047	$131,764
Other financial instruments:
Futures	($400,413)	($400,413)	—	—

Small Cap Opportunities Trust
Common stocks
Consumer discretionary	$28,058,728	$28,058,728	—	—
Consumer staples	5,765,130	5,765,130	—	—
Energy	16,455,685	16,455,685	—	—
Financials	49,128,488	49,128,487	—	$1
Health care	17,309,281	17,303,722	—	5,559
Industrials	44,804,737	44,804,737	—	—
Information technology	37,949,020	37,949,020	—	—
Materials	12,208,424	12,208,424	—	—
Real estate	3,609,039	3,609,039	—	—
Telecommunication services	2,482,454	2,457,087	—	25,367
Utilities	2,098,273	2,098,273	—	—
Securities lending collateral	4,299,242	4,299,242	—	—
Short-term investments	2,737,221	2,737,221	—	—
Total investments in securities	$226,905,722	$226,874,795	—	$30,927

Small Cap Value Trust
Common stocks
Consumer discretionary	$31,863,552	$31,863,552	—	—
Consumer staples	29,716,775	10,493,269	$19,223,506	—
Energy	35,080,401	35,080,401	—	—
Financials	153,275,807	153,275,807	—	—
Health care	54,677,344	54,677,344	—	—
Industrials	234,190,603	225,888,685	8,301,918	—
Information technology	65,089,675	65,089,675	—	—
Materials	44,781,269	44,781,269	—	—
Real estate	38,110,338	38,110,338	—	—
Utilities	22,482,698	22,482,698	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 12-31-16	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Small Cap Value Trust (continued)
Securities lending collateral	$21,970,867	$21,970,867	—	—
Short-term investments	21,600,000	—	$21,600,000	—
Total investments in securities	$752,839,329	$703,713,905	$49,125,424		—

Strategic Equity Allocation Trust
Common stocks
Consumer discretionary	$1,300,137,752	$882,045,585	$418,092,167	—
Consumer staples	1,001,033,422	624,250,059	376,783,363	—
Energy	699,448,106	512,462,298	186,985,808	—
Financials	1,852,912,640	1,127,196,819	725,715,821	—
Health care	1,314,713,649	959,034,926	355,602,195	$76,528
Industrials	1,288,134,454	810,977,927	477,156,527	—
Information technology	1,674,765,416	1,500,882,018	173,883,398	—
Materials	520,914,257	251,980,055	268,934,202	—
Real estate	419,939,413	291,530,617	128,325,283	83,513
Telecommunication services	322,867,310	168,452,109	154,362,706	52,495
Utilities	367,957,993	252,001,558	115,956,435	—
Preferred securities	18,385,515	—	18,385,515	—
Rights	785	785	—	—
Securities lending collateral	90,429,313	90,429,313	—	—
Short-term investments	279,330,000	—	279,330,000	—
Total investments in securities	$11,150,970,025	$7,471,244,069	$3,679,513,420	$212,536
Other financial instruments:
Futures	($1,720,508)	($1,720,508)	—	—

Total Stock Market Index Trust
Common stocks
Consumer discretionary	$77,953,683	$77,949,747	$3,907	$29
Consumer staples	55,091,545	55,090,091	—	1,454
Energy	47,680,926	47,680,679	—	247
Financials	94,575,045	94,575,038	—	7
Health care	73,464,912	73,446,472	—	18,440
Industrials	63,610,662	63,610,241	—	421
Information technology	117,461,474	117,461,474	—	—
Materials	19,279,171	19,278,775	—	396
Real estate	23,316,256	23,308,019	—	8,237
Telecommunication services	15,332,723	15,326,310	—	6,413
Utilities	18,148,427	18,148,427	—	—
Convertible bonds	481	—	—	481
Warrants	2,103	162	1,941	—
Securities lending collateral	6,774,920	6,774,920	—	—
Short-term investments	39,180,000	—	39,180,000	—
Total investments in securities	$651,872,328	$612,650,355	$39,185,848	$36,125
Other financial instruments:
Futures	($288,499)	($288,499)	—	—

Utilities Trust
Common stocks
Consumer discretionary	$17,625,288	$15,472,355	$2,152,933	—
Energy	54,026,029	54,026,029	—	—
Industrials	2,102,022	2,102,022	—	—
Real estate	4,796,181	4,796,181	—	—
Telecommunication services	31,985,782	5,136,583	26,849,199	—
Utilities	169,546,103	119,888,508	49,657,595	—
Preferred securities
Energy	3,068,542	3,068,542	—	—
Real estate	1,728,639	1,728,639	—	—
Telecommunication services	2,517,369	2,517,369	—	—
Utilities	21,757,951	21,029,066	728,885	—
Securities lending collateral	3,650,832	3,650,832	—	—
Short-term investments	8,190,921	—	8,190,921	—
Total investments in securities	$320,995,659	$233,416,126	$87,579,533		—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 12-31-16	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Utilities Trust (continued)
Other financial instruments:
Forward foreign currency contracts	$749,147	—	$749,147	—

Value Trust
Common stocks
Consumer discretionary	$43,382,686	$43,382,686	—	—
Consumer staples	12,834,845	12,834,845	—	—
Energy	43,975,463	38,415,861	$5,559,602	—
Financials	124,148,953	124,148,953	—	—
Health care	44,938,757	44,938,757	—	—
Industrials	79,513,091	79,513,091	—	—
Information technology	74,657,096	74,657,096	—	—
Materials	36,505,912	36,505,912	—	—
Real estate	29,507,672	29,507,672	—	—
Telecommunication services	10,771,185	10,771,185	—	—
Utilities	20,014,340	20,014,340	—	—
Short-term investments	12,331,749	12,331,749	—	—
Total investments in securities	$532,581,749	$527,022,147	$5,559,602	—

For Financial Industries Trust, securities with a market value of approximately $2,974,140 at the beginning of the year were transferred from Level 2 to Level 1 during the period since quoted prices in active markets for identical securities became available.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period and in all cases were transferred into or out of Level 2. Securities were transferred into Level 3 because of a lack of observable market data which resulted from an absence of market activity for these securities. In addition, securities were transferred from Level 3 since observable market data became available.

Alpha Opportunities Trust
	Common Stock	Preferred Securities	Corporate Bonds	Total
Balance as of 12-31-15	$299,887	$14,605,895	$48,473	$14,954,255
Realized gain (loss)	—	(3,739)	—	(3,739)
Change in unrealized appreciation (depreciation)	(13,234)	(449,082)	—	(462,316)
Purchases	—	—	—	—
Sales	—	(501,234)	—	(501,234)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Balance as of 12-31-16	$286,653	$13,651,840	$48,473	$13,986,966
Change in unrealized at period end*	($13,234)	($380,860)	—	($394,094)

Equity Income Trust
	Common Stock
Balance as of 12-31-15	$19,823,329
Realized gain (loss)	3,015,895
Change in unrealized appreciation (depreciation)	(5,357,474)
Purchases	—
Sales	(17,481,750)
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 12-31-16	—
Change in unrealized at period end*	($5,357,474)

Mid Cap Stock Trust
	Common Stock	Preferred Securities	Corporate Bonds	Total
Balance as of 12-31-15	$2,195,084	$76,380,398	$396,255	$78,971,737
Realized gain (loss)	—	(27,633)	—	(27,633)
Change in unrealized appreciation (depreciation)	(110,803)	(5,120,346)	—	(5,231,149)
Purchases	—	—	—	—
Sales	—	(2,495,583)	—	(2,495,583)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Balance as of 12-31-16	$2,084,281	$68,736,836	$396,255	$71,217,372
Change in unrealized at period end*	($110,803)	($5,120,346)	—	($5,231,149)

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Science & Technology Trust
	Consumer Discretionary	Information Technology	Total
Balance as of 12-31-15	$661,985	$10,418,708	$11,080,693
Realized gain (loss)	—	1,015,149	1,015,149
Change in unrealized appreciation (depreciation)	(136,502)	(2,132,735)	(2,269,237)
Purchases	—	—	—
Sales	—	(6,309,875)	(6,309,875)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of 12-31-16	$525,483	$2,991,247	$3,516,730
Change in unrealized at period end*	($136,502)	($272,415)	($408,917)

Small Cap Growth Trust
	Common Stock	Preferred Securities	Total
Balance as of 12-31-15	$1,046,758	$13,682,171	$14,728,929
Realized gain (loss)	—	(17,025)	(17,025)
Change in unrealized appreciation (depreciation)	317,343	(1,360,149)	(1,042,806)
Purchases	—	—	—
Sales	—	(1,422,040)	(1,422,040)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of 12-31-16	$1,364,101	$10,882,957	$12,247,058
Change in unrealized at period end*	$317,343	($1,175,383)	($858,040)

*	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in change in unrealized appreciation (depreciation) on the Statements of operations.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the portfolios’ Level 3 securities are outlined in the tables below:

Alpha Opportunities Trust	Fair Value at 12-31-16	Valuation Technique	Significant Unobservable Inputs	Input/ Range
Common Stocks	$128,191	Market Approach	Prior / recent transactions	$50.19

	$158,462	Market Approach	EV to revenue multiple	3.46–3.57x (weighted average 3.55x)
			Discount	10%–17.5% (weighted average 11.6%)
	$286,653

Preferred Securities	$3,817,417	Market Approach	EV to revenue multiple	1.27x–7.34x (weighted average 4.84x)
			Discount	10%–25% (weighted average 15.6%)

	$976,019	Market Approach	EV to revenue multiple	1.23x–4.72x (weighted average 3.13x)
			Discount	17.5%–25% (weighted average 19.6%)
			Allocated using OPM—Volatility	40%–55% (weighted average 46.0%)

	$8,702,977	Market Approach	Prior / recent transactions	$43.82–$50.19 (weighted average $48.60)

	$155,427	Market Approach	Probability weighted expected future price	$2.78
			Discount	32%
	$13,651,840
Corporate Bonds	$48,473	Market Approach	Prior / recent transactions	$100

Total	$13,986,966

Mid Cap Stock Trust	Fair Value at 12-31-16	Valuation Technique	Significant Unobservable Inputs	Input/ Range
Common Stocks	$913,399	Market Approach	Prior / recent transactions	$50.19

	$1,170,882	Market Approach	EV to revenue multiple	3.46x–3.57x (weighted average 3.55x)
			Discount	10%–17.5% (weighted average 11.6%)
$2,084,281

Preferred Securities	$7,018,162	Market Approach	EV to revenue multiple	1.23x–4.72x (weighted average 3.14x)
			Discount	17.5%–25% (weighted average 19.6%)
			Allocated using OPM—Volatility	40%–55% (weighted average 46.1%)

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Mid Cap Stock Trust	Fair Value at 12-31-16	Valuation Technique	Significant Unobservable Inputs	Input/ Range
Preferred Securities (continued)	$19,141,658	Market Approach	EV to revenue multiple	1.27x–7.21x (weighted average 4.36x)
			Discount	10%–25% (weighted average 14.0%)
	$1,115,984	Market Approach	Probability weighted expected future price	$2.78
			Discount	32%

	$41,146,230	Market Approach	Prior / recent transactions	$43.82–$50.19 (weighted average $48.51)

	$314,802	Market Approach	Expected future value	$1.28
			Discount	18.8%
	$68,736,836

Corporate Bonds	$396,255	Market Approach	Prior / recent transactions	$100

Total	$71,217,372

Small Cap Growth Trust	Fair Value at 12-31-16	Valuation Technique	Significant Unobservable Inputs	Input/ Range
Common Stocks	$1,364,101	Market Approach	Expected future value	$3.20
			Discount	10%

Preferred Securities	$6,133,134	Market Approach	EV to revenue multiple	3.57x–7.27x (weighted average 6.10x)
			Discount	10%–17.5% (weighted average 11.8%)

	$1,353,191	Market Approach	EV to revenue multiple	1.23x
			Discount	25%
			Allocated using OPM—Volatility	55%

	$2,554,307	Market Approach	Expected future value	$4.40
			Discount	10%

	$842,325	Market Approach	Probability weighted expected future price	$5.15–$6.86 (weighted average $6.08)
			Discount	32%
	$10,882,957

Total	$12,247,058

A change to unobservable inputs of a portfolio’s Level 3 securities may result in changes to the fair value measurement, as follows :

Significant Unobservable Input	Impact to Valuation if input increases	Impact to Valuation if input decreases
Allocated using Options Pricing Method (OPM) — Volatility	Variable	Variable
Discount	Decrease	Increase
Enterprise value (“EV”) to revenue multiple	Increase	Decrease
Expected future value	Increase	Decrease
Prior/recent transactions	Increase	Decrease
Probability weighted expected future price	Increase	Decrease

Repurchase agreements.  The portfolios may enter into repurchase agreements. When a portfolio enters into a repurchase agreement, it receives collateral that is held in a segregated account by the portfolio’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the portfolio. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by a portfolio for repurchase agreements is disclosed in the portfolio of investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statements of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans).  The portfolios may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, risk associated with extended settlement, and the risks of being a lender. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

A portfolio’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The portfolio’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the portfolio’s income

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the portfolio and, if the portfolio’s exposure to such investments is substantial, could impair the portfolio’s ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the portfolio may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Security transactions and related investment income.  Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on a portfolio’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

During the year ended December 31, 2016, the Small Cap Growth Trust realized gains of $39,106 on the disposal of investments not meeting the fund’s respective investment guidelines.

Real estate investment trusts.  The portfolios may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the portfolios will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending.  The portfolios may lend their securities to earn additional income. They receive cash collateral from the borrower in an amount not less than the market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the portfolios and any additional required cash collateral is delivered to the portfolios on the next business day. The portfolios will invest its collateral in JHCT, an affiliate of the portfolios, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The portfolios will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

Each portfolio has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the respective portfolio for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The portfolios may receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.

Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the value of common stocks loaned by the portfolios and the corresponding cash collateral received at December 31, 2016:

Portfolio	Market value of securities on loan	Cash collateral received
500 Index Trust B	$10,381,359	$10,600,163
Blue Chip Growth Trust	11,730,251	11,989,550
Capital Appreciation Trust	7,998,762	8,159,721
Capital Appreciation Value Trust	1,120,680	1,153,500
Emerging Markets Value Trust	12,269,366	13,669,031
Equity Income Trust	2,855,629	2,952,335
Financial Industries Trust	135,750	138,500
Global Trust	4,887,959	5,096,294
International Equity Index Trust B	5,382,665	5,599,237
International Small Company Trust	3,798,840	4,000,989
International Value Trust	26,325,088	27,748,266
Mid Cap Index Trust	20,148,692	20,600,504
Mid Cap Stock Trust	37,742,134	35,105,169
Mid Value Trust	15,044,693	15,418,032
Mutual Shares Trust	4,097,236	4,211,016
Science & Technology Trust	22,040,185	22,622,076
Small Cap Growth Trust	32,389,826	33,150,355
Small Cap Index Trust	19,646,050	20,153,966
Small Cap Opportunities Trust	4,200,089	4,299,509
Small Cap Value Trust	21,453,265	21,965,918
Small Company Growth Trust	4,637,229	4,801,281
Small Company Value Trust	6,297,179	6,538,102
Strategic Equity Allocation Trust	88,178,356	90,479,313
Total Stock Market Index Trust	6,608,611	6,776,470
Utilities Trust	3,560,166	3,664,273

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Foreign currency translation.  Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. The portfolios investing in a single country or in a limited geographic region tend to be riskier than portfolios that invest more broadly. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes.  The portfolios may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the portfolios invest. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit.  The portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the portfolios and other affiliated funds, excluding International Equity Index Trust B and Real Estate Securities Trust, have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund, a portfolio can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations. Prior to June 30, 2016, the portfolios had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. For the year ended December 31, 2016, the portfolios had no borrowings under either line of credit.

Commitment fees for the year ended December 31, 2016 were as follows:

Portfolio	Commitment Fee
500 Index Trust B	$10,154
All Cap Core Trust	2,632
Alpha Opportunities Trust	3,342
American Asset Allocation Trust	5,264
American Global Growth Trust	2,540
American Growth Trust	3,917
American Growth-Income Trust	4,309
American International Trust	3,166
American New World Trust	2,232
Blue Chip Growth Trust	5,400
Capital Appreciation Trust	3,928
Capital Appreciation Value Trust	2,867
Core Strategy Trust	9,690
Emerging Markets Value Trust	3,577
Equity Income Trust	5,515
Financial Industries Trust	2,376
Fundamental All Cap Core Trust	5,317
Fundamental Large Cap Value Trust	5,189
Global Trust	3,219
Health Sciences Trust	2,686
International Equity Index Trust B	3,453
International Growth Stock Trust	2,898
International Small Company Trust	2,294
International Value Trust	3,716
Lifestyle Aggressive PS Series	2,115
Lifestyle Balanced PS Series	4,173
Lifestyle Conservative PS Series	2,503
Lifestyle Growth PS Series	6,277
Lifestyle Moderate PS Series	2,763
Mid Cap Index Trust	3,989
Mid Cap Stock Trust	3,577
Mid Value Trust	3,698
Mutual Shares Trust	3,161
Real Estate Securities Trust	3,076
Science & Technology Trust	3,155
Small Cap Growth Trust	2,899
Small Cap Index Trust	2,994
Small Cap Opportunities Trust	2,517
Small Cap Value Trust	3,482
Small Company Growth Trust	2,297
Small Company Value Trust	2,704
Strategic Equity Allocation Trust	22,547
Total Stock Market Index Trust	3,313
Utilities Trust	2,819
Value Trust	3,172

Expenses.  Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

During the year ended December 31, 2016, certain of the portfolios received reimbursements from State Street Bank for overbilling of custody out-of-pocket fees from prior years. As a result of these reimbursements, some portfolios reflect negative custodian fees in the current reporting period. Custodian fees incurred by the portfolios for the years ended December 31, 2016 prior to these reimbursements were as follows:

Fund Name	Custodian Expense
500 Index Trust B	$413,747
All Cap Core Trust	34,668
Alpha Opportunities Trust	104,105
American Asset Allocation Trust	11,700
American Global Growth Trust	11,700
American Growth Trust	11,700
American Growth-Income Trust	11,700
American International Trust	11,700
American New World Trust	11,700
Blue Chip Growth Trust	190,480

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Fund Name	Custodian Expense
Capital Appreciation Trust	$116,411
Capital Appreciation Value Trust	53,623
Core Strategy Trust	23,606
Emerging Markets Value Trust	607,024
Equity Income Trust	204,638
Financial Industries Trust	22,002
Fundamental All Cap Core Trust	185,604
Fundamental Large Cap Value Trust	190,284
Global Trust	213,362
Health Sciences Trust	43,873
International Equity Index Trust B	417,397
International Growth Stock Trust	172,576
International Small Company Trust	188,117
International Value Trust	291,866
Lifestyle Aggressive PS Series	11,700
Lifestyle Balanced PS Series	11,700
Lifestyle Conservative PS Series	11,700
Lifestyle Growth PS Series	8,309
Lifestyle Moderate PS Series	11,700
Mid Cap Index Trust	103,160
Mid Cap Stock Trust	89,775
Mid Value Trust	98,568
Mutual Shares Trust	77,821
Real Estate Securities Trust	50,975
Science & Technology Trust	90,633
Small Cap Growth Trust	47,819
Small Cap Index Trust	49,773
Small Cap Opportunities Trust	47,059
Small Cap Value Trust	84,973
Small Company Growth Trust	13,877
Small Company Value Trust	35,973
Strategic Equity Allocation Trust	1,892,143
Total Stock Market Index Trust	68,514
Utilities Trust	75,516
Value Trust	64,350

Class allocations.  Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes.  Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of December 31, 2016, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. Availability of a certain amount of the capital loss carryforwards that were acquired in mergers, may be limited in a given year. The following table details the capital loss carryforwards available as of December 31, 2016:

			No Expiration Date
Portfolio	2017	2018	Short Term	Long Term
All Cap Core Trust	$179,409,243	—	—	—
American New World Trust	—	—	—	$560,688
Emerging Markets Value Trust	—	—	—	71,549,044
Financial Industries Trust	—	—	—	4,901,999
Fundamental Large Cap Value Trust	122,929,449	—	—	—
Global Trust	8,409,554	$12,321,700	—	6,327,512
International Equity Index Trust B	623,557	1,514,111	$722,344	2,378,035
International Small Company Trust	157,081,665	6,569,935	—	—
International Value Trust	268,676,893	—	—	10,517,119
Real Estate Securities Trust	189,638,704	—	—	—
Small Cap Growth Trust	—	—	25,684,029	—
Utilities Trust	—	—	453,390	6,649,068

As of December 31, 2016, certain portfolios had capital loss carryforwards that expired unused as follows: Global Trust $102,743,197, International Growth Stock Trust $137,104,487, International Small Company Trust $177,468,624 and Real Estate Securities Trust $230,224,321.

As of December 31, 2016, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2016, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
500 Index Trust B	$2,606,377,046	$1,702,180,827	($52,988,853)	$1,649,191,974
All Cap Core Trust	173,283,737	16,911,877	(1,978,840)	14,933,037
Alpha Opportunities Trust	122,346,582	15,430,280	(2,344,592)	13,085,688
American Asset Allocation Trust	1,094,190,169	419,246,352	—	419,246,352
American Global Growth Trust	223,845,737	—	(14,730,062)	(14,730,062)
American Growth Trust	765,652,610	94,791,016	—	94,791,016

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
American Growth-Income Trust	$962,793,900	$87,128,182	—	$87,128,182
American International Trust	536,506,360	—	($41,002,341)	(41,002,341)
American New World Trust	92,598,549	—	(14,276,345)	(14,276,345)
Blue Chip Growth Trust	1,048,305,436	557,961,814	(28,256,932)	529,704,882
Capital Appreciation Trust	756,111,302	203,366,342	(14,695,710)	188,670,632
Capital Appreciation Value Trust	350,252,417	27,259,938	(2,317,480)	24,942,458
Core Strategy Trust	3,611,947,496	51,946,175	(42,763,273)	9,182,902
Emerging Markets Value Trust	683,667,256	73,824,729	(134,255,644)	(60,430,915)
Equity Income Trust	1,410,847,591	448,912,902	(40,878,774)	408,034,128
Financial Industries Trust	176,348,100	36,638,239	(3,412,128)	33,226,111
Fundamental All Cap Core Trust	1,317,613,857	308,019,379	(22,439,284)	285,580,095
Fundamental Large Cap Value Trust	768,496,082	87,953,418	(17,695,930)	70,257,488
Global Trust	222,508,690	23,661,180	(14,122,591)	9,538,589
Health Sciences Trust	240,418,394	42,979,614	(21,622,389)	21,357,225
International Equity Index Trust B	522,030,426	141,081,128	(75,003,182)	66,077,946
International Growth Stock Trust	348,709,270	43,639,064	(22,403,204)	21,235,860
International Small Company Trust	111,607,183	22,224,456	(22,293,770)	(69,314)
International Value Trust	908,617,271	75,836,417	(98,734,439)	(22,898,022)
Lifestyle Aggressive PS Series	24,608,643	115,485	(124,381)	(8,896)
Lifestyle Balanced PS Series	1,011,251,459	4,270,989	(12,641,385)	(8,370,396)
Lifestyle Conservative PS Series	193,682,388	1,041,736	(4,839,185)	(3,797,449)
Lifestyle Growth PS Series	3,093,277,446	29,391,460	(31,679,473)	(2,288,013)
Lifestyle Moderate PS Series	322,991,971	1,581,244	(5,248,745)	(3,667,501)
Mid Cap Index Trust	748,337,415	321,905,026	(37,129,741)	284,775,285
Mid Cap Stock Trust	660,527,478	81,617,799	(30,132,611)	51,485,188
Mid Value Trust	731,889,202	139,666,369	(21,084,810)	118,581,559
Mutual Shares Trust	169,434,431	29,140,396	(15,647,413)	13,492,983
Real Estate Securities Trust	401,495,617	13,361,141	(14,906,612)	(1,545,471)
Science and Technology Trust	494,260,513	47,568,268	(17,034,977)	30,533,291
Small Cap Growth Trust	374,229,974	48,124,312	(15,585,300)	32,539,012
Small Cap Index Trust	402,555,727	172,680,350	(28,599,828)	144,080,522
Small Cap Opportunities Trust	192,824,883	48,434,759	(14,353,920)	34,080,839
Small Cap Value Trust	569,366,097	211,702,949	(28,229,717)	183,473,232
Small Company Growth Trust	100,651,409	24,421,834	(4,214,282)	20,207,552
Small Company Value Trust	197,895,812	95,484,690	(3,560,461)	91,924,229
Strategic Equity Allocation Trust	8,759,704,317	2,790,319,021	(399,053,313)	2,391,265,708
Total Stock Market Index Trust	388,318,118	285,344,668	(21,790,458)	263,554,210
Utilities Trust	341,577,203	22,918,658	(43,500,202)	(20,581,544)
Value Trust	453,876,711	102,478,222	(23,773,184)	78,705,038

Distribution of income and gains.  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the years ended December 31, 2016 and 2015 was as follows:

2016 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Total
500 Index Trust B	$72,312,931	$56,903,102	$129,216,033
All Cap Core Trust	4,014,867	—	4,014,867
Alpha Opportunities Trust	14,975,738	52,206,521	67,182,259
American Asset Allocation Trust	17,586,797	193,412,126	210,998,923
American Global Growth Trust	1,849,877	27,368,675	29,218,552
American Growth Trust	3,254,861	259,496,363	262,751,224
American Growth-Income Trust	17,291,528	258,370,332	275,661,860
American International Trust	4,518,802	—	4,518,802
American New World Trust	248,187	3,003,652	3,251,839
Blue Chip Growth Trust	10,448,775	246,120,976	256,569,751
Capital Appreciation Trust	61,905	146,173,793	146,235,698
Capital Appreciation Value Trust	13,960,583	26,896,770	40,857,353
Core Strategy Trust	65,975,058	148,445,661	214,420,719
Emerging Markets Value Trust	14,304,375	—	14,304,375
Equity Income Trust	37,890,726	156,552,490	194,443,216
Financial Industries Trust	2,252,453	—	2,252,453

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

2016 Distributions (continued)
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Fundamental All Cap Core Trust	$9,709,225	$205,918,199	$215,627,424
Fundamental Large Cap Value Trust	19,354,151	—	19,354,151
Global Trust	10,478,570	—	10,478,570
Health Sciences Trust	13,966,634	55,606,830	69,573,464
International Equity Index Trust B	15,499,574	—	15,499,574
International Growth Stock Trust	6,883,528	—	6,883,528
International Small Company Trust	2,129,497	—	2,129,497
International Value Trust	18,227,518	—	18,227,518
Lifestyle Aggressive PS Series	408,321	792,677	1,200,998
Lifestyle Balanced PS Series	20,889,644	22,658,931	43,548,575
Lifestyle Conservative PS Series	4,997,800	2,042,002	7,039,802
Lifestyle Growth PS Series	52,540,511	60,119,924	112,660,435
Lifestyle Moderate PS Series	7,127,572	6,397,597	13,525,169
Mid Cap Index Trust	10,888,217	81,631,662	92,519,879
Mid Cap Stock Trust	—	52,449,826	52,449,826
Mid Value Trust	8,818,998	92,378,699	101,197,697
Mutual Shares Trust	19,239,521	44,239,839	63,479,360
Real Estate Securities Trust	13,906,541	—	13,906,541
Science & Technology Trust	8,193,999	59,001,344	67,195,343
Small Cap Growth Trust	—	36,339,530	36,339,530
Small Cap Index Trust	6,005,144	32,321,263	38,326,407
Small Cap Opportunities Trust	2,923,076	17,991,309	20,914,385
Small Cap Value Trust	5,164,023	89,640,636	94,804,659
Small Company Growth Trust	459,962	15,926,461	16,386,423
Small Company Value Trust	2,048,485	45,608,078	47,656,563
Strategic Equity Allocation Trust	192,362,423	193,151,333	385,513,756
Total Stock Market Index Trust	9,210,957	8,930,852	18,141,809
Utilities Trust	15,675,442	6,016,722	21,692,164
Value Trust	3,740,815	46,394,754	50,135,569

2015 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Total
500 Index Trust B	$65,941,862	$30,204,671	$96,146,533
All Cap Core Trust	3,176,093	—	3,176,093
Alpha Opportunities Trust	57,054,999	74,224,666	131,279,665
American Asset Allocation Trust	30,981,120	133,642,257	164,623,377
American Global Growth Trust	3,698,047	17,953,963	21,652,010
American Growth Trust	1,546,136	50,943,084	52,489,220
American Growth-Income Trust	15,095,536	126,363,884	141,459,420
American International Trust	5,899,828	—	5,899,828
American New World Trust	1,036,174	7,768,327	8,804,501
Blue Chip Growth Trust	3,556,184	305,391,420	308,947,604
Capital Appreciation Trust	178,097	171,433,787	171,611,884
Capital Appreciation Value Trust	15,870,147	37,469,896	53,340,043
Core Strategy Trust	77,204,425	126,559,951	203,764,376
Emerging Markets Value Trust	16,444,609	—	16,444,609
Equity Income Trust	39,324,896	157,996,195	197,321,091
Financial Industries Trust	3,978,107	51,391,238	55,369,345
Fundamental All Cap Core Trust	—	77,375,108	77,375,108
Fundamental Large Cap Value Trust	16,429,729	—	16,429,729
Global Trust	12,463,351	—	12,463,351
Health Sciences Trust	4,751,327	56,369,846	61,121,173
International Equity Index Trust B	15,327,621	—	15,327,621
International Growth Stock Trust	7,852,898	—	7,852,898
International Small Company Trust	1,944,723	—	1,944,723
International Value Trust	17,417,826	—	17,417,826
Lifestyle Aggressive PS Series	384,434	5,744	390,178
Lifestyle Balanced PS Series	22,938,296	16,740,213	39,678,509
Lifestyle Conservative PS Series	5,982,813	916,031	6,898,844
Lifestyle Growth PS Series	42,494,663	33,970,840	76,465,503
Lifestyle Moderate PS Series	7,847,975	5,375,217	13,223,192
Mid Cap Index Trust	10,861,472	69,778,382	80,639,854
Mid Cap Stock Trust	32,918,472	128,758,685	161,677,157

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

2015 Distributions (continued)
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Mid Value Trust	$17,731,803	$139,705,252	$157,437,055
Mutual Shares Trust	12,002,696	52,589,938	64,592,634
Real Estate Securities Trust	8,025,803	—	8,025,803
Science & Technology Trust	24,340,422	58,151,661	82,492,083
Small Cap Growth Trust	16,775,376	68,801,644	85,577,020
Small Cap Index Trust	4,999,223	36,151,201	41,150,424
Small Cap Opportunities Trust	198,784	9,074,873	9,273,657
Small Cap Value Trust	7,008,563	99,107,507	106,116,070
Small Company Growth Trust	—	370,025	370,025
Small Company Value Trust	4,286,513	44,479,577	48,766,090
Strategic Equity Allocation Trust	213,559,041	375,096,360	588,655,401
Total Stock Market Index Trust	9,125,680	16,155,974	25,281,654
Utilities Trust	21,637,815	31,091,117	52,728,932
Value Trust	10,656,770	72,918,808	83,575,578

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward
500 Index Trust B	$25,047,266	$52,348,468	—
All Cap Core Trust	633,102	—	$179,409,243
Alpha Opportunities Trust	201,558	21,365,545	—
American Asset Allocation Trust	23,436	101,965,607	—
American Global Growth Trust	151	18,914,193	—
American Growth Trust	180	135,738,404	—
American Growth-Income Trust	53,876	177,449,003	—
American International Trust	118	27,982,029	—
American New World Trust	—	—	560,688
Blue Chip Growth Trust	1,465,759	113,358,177	—
Capital Appreciation Trust	845,832	83,301,639	—
Capital Appreciation Value Trust	1,657,335	18,783,578	—
Core Strategy Trust	101,870	88,405,212	—
Emerging Markets Value Trust	4,517,491	—	71,549,044
Equity Income Trust	15,765,798	129,915,809	—
Financial Industries Trust	883,536	—	4,901,999
Fundamental All Cap Core Trust	5,719,443	42,129,547	—
Fundamental Large Cap Value Trust	4,508,119	—	122,929,449
Global Trust	91,304	—	27,058,766
Health Sciences Trust	925,348	27,999,394	—
International Equity Index Trust B	4,195,802	—	5,238,047
International Growth Stock Trust	2,639,676	—	—
International Small Company Trust	977,657	—	163,651,600
International Value Trust	114,005	—	279,194,012
Lifestyle Aggressive PS Series	6,961	387,529	—
Lifestyle Balanced PS Series	—	11,286,685	—
Lifestyle Conservative PS Series	112	1,016,938	—
Lifestyle Growth PS Series	—	31,160,761	—
Lifestyle Moderate PS Series	—	2,913,611	—
Mid Cap Index Trust	2,664,121	65,243,030	—
Mid Cap Stock Trust	—	15,191,480	—
Mid Value Trust	23,613,256	54,211,867	—
Mutual Shares Trust	11,789,915	67,110,908	—
Real Estate Securities Trust	—	—	189,638,704
Science & Technology Trust	16,183,963	19,965,563	—
Small Cap Index Trust	1,419,647	22,309,595	—
Small Cap Opportunities Trust	1,370,039	13,798,363	—
Small Cap Growth Trust	—	—	25,684,029
Small Cap Value Trust	1,105,741	50,847,904	—
Small Company Growth Trust	—	9,633,279	—
Small Company Value Trust	1,709,657	38,905,162	—
Strategic Equity Allocation Trust	50,913,887	154,474,845	—
Total Stock Market Index Trust	3,752,627	14,618,945	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward
Utilities Trust	$7,227,624	—	$7,102,458
Value Trust	5,383,272	$4,868,243	—

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios’ financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, net operating losses, derivative transactions, partnerships, amortization and accretion on debt securities, contingent payment debt instruments, expiration of capital loss carry forwards, in-kind transactions, wash sale loss deferrals, other loss deferrals, real estate investment trusts, taxable overdistribution, and investments in passive foreign investment companies.

3.  DERIVATIVE INSTRUMENTS The portfolios may invest in derivatives in order to meet their investment objectives. Derivatives include a variety of different instruments that may be traded in the OTC (over-the-counter) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain options are typically traded through the OTC market. Certain forwards and options are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The portfolios attempt to reduce their exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of their OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, a portfolio may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to a portfolio is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the portfolio and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by a portfolio for OTC transactions is held in a segregated account at the portfolio’s custodian and is noted in the accompanying Portfolio of investments, or if cash is posted, on the Statements of assets and liabilities. A portfolio’s maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures and certain options are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between the portfolio and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

For financial reporting purposes, the portfolios do not offset OTC derivatives assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statements of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the portfolio and the applicable counterparty.

Futures.  A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects a portfolio to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects a portfolio to unlimited risk of loss.

Upon entering into a futures contract, a portfolio is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statements of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the portfolio. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following tables summarize the contracts held at December 31, 2016, and the range of futures contracts notional amounts held by the portfolios during the year ended December 31, 2016. In addition, the tables detail how the portfolios used futures contracts during the year ended December 31, 2016.

500 Index Trust B

The portfolio used futures contracts to gain exposure to certain securities and substitute for securities purchased. The portfolio held futures contracts with total notional values ranging from approximately $68.2 million to $210.8 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
500 Index Trust B	S&P 500 Index Futures	377	Long	Mar 2017	$211,501,247	$210,761,850	($739,397)
							($739,397)

DERIVATIVE INSTRUMENTS, CONTINUED

All Cap Core Trust

The portfolio used futures contracts to gain exposure to certain securities, manage against anticipated changes in securities markets, and substitute for securities purchased. The portfolio held futures contracts with total notional values ranging from approximately $2.6 million to $4.8 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
All Cap Core Trust	Russell 2000 Mini Index Futures	4	Long	Mar 2017	$275,009	$271,380	($3,629)
	S&P 500 Index E-Mini Futures	22	Long	Mar 2017	2,494,465	2,459,820	(34,645)
							($38,274)

International Equity Index Trust B

The portfolio used futures contracts to gain exposure to certain securities and substitute for securities purchased. The portfolio held futures contracts with total notional values ranging from approximately $11.4 million to $13.7 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
International Equity Index Trust B	MINI MSCI EAFE Index Futures	82	Long	Mar 2017	$6,888,997	$6,869,960	($19,037)
	MINI MSCI Emerging Markets Index Futures	86	Long	Mar 2017	3,798,386	3,693,270	(105,116)
	MSCI Taiwan Index Futures	69	Long	Jan 2017	2,338,800	2,361,371	22,571
							($101,582)

Mid Cap Index Trust

The portfolio used futures contracts to manage against anticipated changes in securities, gain exposure to certain securities and substitute for securities purchased and to maintain diversity of the portfolio. The portfolio held futures contracts with total notional values ranging from approximately $27.4 million to $38.8 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Mid Cap Index Trust	S&P Mid 400 Index E-Mini Futures	234	Long	Mar 2017	$39,569,235	$38,822,940	($746,295)
							($746,295)

Small Cap Index Trust

The portfolio used futures contracts to manage against anticipated changes in securities, gain exposure to certain securities and substitute for securities purchased and to maintain diversity of the portfolio. The portfolio held futures contracts with total notional values ranging from approximately $6.0 million to $24.1 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Small Cap Index Trust	Russell 2000 Mini Index Futures	347	Long	Mar 2017	$23,942,628	$23,542,215	($400,413)
							($400,413)

Strategic Equity Allocation Trust

The portfolio used futures contracts to gain exposure to certain securities and substitute for securities purchased. The portfolio held futures contracts with total notional values ranging from approximately $253.3 million to $333.5 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Strategic Equity Allocation Trust	Mini MSCI EAFE Index Futures	1,792	Long	Mar 2017	$150,597,028	$150,133,760	($463,268)
	Russell 2000 Mini Index Futures	273	Long	Mar 2017	18,798,986	18,521,685	(277,301)
	S&P 500 Index Futures	237	Long	Mar 2017	133,331,754	132,494,850	(836,904)
	S&P Mid 400 Index E-Mini Futures	195	Long	Mar 2017	32,495,485	32,352,450	(143,035)
							($1,720,508)

Total Stock Market Index Trust

The portfolio used futures contracts to manage against anticipated changes in securities, gain exposure to certain securities and substitute for securities purchased and to maintain diversity of the portfolio. The portfolio held futures contracts with total notional values ranging from approximately $11.9 million to $41.6 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Total Stock Market Index Trust	Russell 2000 Mini Index Futures	79	Long	Mar 2017	$5,460,912	$5,359,755	($101,157)
	S&P 500 Index Futures	61	Long	Mar 2017	34,245,515	34,102,050	(143,465)
	S&P Mid 400 Index E-Mini Futures	13	Long	Mar 2017	2,200,707	2,156,830	(43,877)
							($288,499)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

DERIVATIVE INSTRUMENTS, CONTINUED

Forward foreign currency contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor a portfolio thereby reducing the portfolio’s total return, and the potential for losses in excess of the amounts recognized on the Statements of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the portfolios as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

The following tables summarize the contracts held at December 31, 2016, and range of notional contract amounts held by the portfolios during the year ended December 31, 2016. In addition, the tables detail how the portfolios used forward foreign currency contracts during the year ended December 31, 2016.

Alpha Opportunities Trust

The portfolio used forward foreign currency contracts to manage against anticipated currency exchange rates. The portfolio held forward foreign currency contracts with USD notional values ranging up to $16.0 million, as measured each quarter end. The portfolio held no open forward foreign currency contracts as of December 31, 2016.

Mutual Shares Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and to maintain diversity of the portfolio. The portfolio held forward foreign currency contracts with USD notional values ranging from approximately $17.2 million to $76.6 million, as measured at each quarter end.

Portfolio	Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
Mutual Shares Trust
	GBP	18,000	USD	22,538	UBS AG	1/23/2017	—	($343)	($343)
	GBP	53,741	USD	67,717	HSBC Bank PLC	1/23/2017	—	(1,450)	(1,450)
	KRW	55,355,490	USD	47,297	HSBC Bank PLC	1/13/2017	—	(1,465)	(1,465)
	USD	21,200	EUR	20,317	Bank of America, N.A.	2/17/2017	—	(233)	(233)
	USD	2,910,295	EUR	2,784,580	State Street Bank and Trust Company	2/17/2017	—	(27,215)	(27,215)
	USD	34,537	EUR	32,938	UBS AG	2/17/2017	—	(210)	(210)
	USD	2,885,795	EUR	2,761,102	HSBC Bank PLC	2/17/2017	—	(26,947)	(26,947)
	USD	205,312	GBP	165,654	State Street Bank and Trust Company	1/23/2017	$1,048	—	1,048
	USD	7,789,601	GBP	6,226,777	UBS AG	1/23/2017	111,513	—	111,513
	USD	640,678	GBP	511,484	HSBC Bank PLC	1/23/2017	9,978	—	9,978
	USD	819,837	KRW	942,998,962	Credit Suisse International	1/13/2017	39,079	—	39,079
	USD	167,731	KRW	194,767,541	UBS AG	1/13/2017	6,473	—	6,473
	USD	1,614,806	KRW	1,854,996,887	HSBC Bank PLC	1/13/2017	78,959	—	78,959
							$247,050	($57,863)	$189,187

Utilities Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The portfolio held forward foreign currency contracts with USD notional values ranging from approximately $45.9 million to $58.3 million, as measured at each quarter end.

Portfolio	Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
Utilities Trust
	EUR	70,587	USD	74,208	Barclays Bank PLC Wholesale	3/10/2017	$332	—	$332
	EUR	2,273,296	USD	2,454,386	Goldman Sachs International	3/10/2017	—	($53,794)	(53,794)
	EUR	124,284	USD	131,200	Morgan Stanley Capital Services, Inc.	3/10/2017	42	—	42
	GBP	109,881	USD	135,465	JPMorgan Chase Bank N.A.	3/10/2017	167	—	167
	USD	127,311	CAD	168,731	HSBC Bank USA	3/10/2017	1,542	—	1,542
	USD	75,915	CAD	101,656	JPMorgan Chase Bank N.A.	3/10/2017	142	—	142
	USD	5,137,839	CAD	6,808,073	Merrill Lynch International	3/10/2017	63,218	—	63,218
	USD	4,439,622	EUR	4,160,182	JPMorgan Chase Bank N.A.	1/17/2017	56,975	—	56,975
	USD	394,012	EUR	371,703	BNP Paribas SA	3/10/2017	1,495	—	1,495
	USD	26,602,082	EUR	24,713,366	Citibank N.A.	3/10/2017	504,852	—	504,852
	USD	592,867	EUR	547,575	HSBC Bank USA	3/10/2017	14,631	—	14,631
	USD	104,416	EUR	99,585	Morgan Stanley Capital Services, Inc.	3/10/2017	—	(746)	(746)
	USD	5,672,079	GBP	4,465,325	Merrill Lynch International	3/10/2017	160,291	—	160,291
							$803,687	($54,540)	$749,147

Currency Abbreviations:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
KRW	Korean Won
USD	U.S. Dollar

Options.  There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to

DERIVATIVE INSTRUMENTS, CONTINUED

sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase a portfolio’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease a portfolio’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statements of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When a portfolio purchases an option, the premium paid by the portfolio is included in the Portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the portfolio realizes a loss equal to the cost of the option. If the portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If a portfolio enters into a closing sale transaction, the portfolio realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When a portfolio writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the portfolio.

The Capital Appreciation Value Trust held purchased options during the year ended December 31, 2016. The portfolio used purchased options to manage against anticipated changes in currency exchange rates. The portfolio held market values ranging up to approximately $123,310 as measured at each quarter end.

The following tables summarize the portfolios’ written options activities during the year ended December 31, 2016. In addition, the tables detail how the portfolios used written options during the year ended December 31, 2016.

	Number of Contracts	Premiums Received
Alpha Opportunities Trust
Outstanding, beginning of period	—	—
Options written	7	$9,748
Options closed	—	—
Options exercised	—	—
Options expired	(7)	(9,748)
Outstanding, end of period	—	—

	Number of Contracts	Premiums Received
Capital Appreciation Value Trust
Outstanding, beginning of period	3,499	$1,008,046
Options written	7,265	1,987,104
Options closed	(2,279)	(607,233)
Options exercised	(1,371)	(407,125)
Options expired	(996)	(202,943)
Outstanding, end of period	6,118	$1,777,849

	Number of Contracts	Premiums Received
Health Sciences Trust
Outstanding, beginning of period	230	$97,421
Options written	437	304,870
Option closed	(112)	(16,469)
Options exercised	(304)	(172,966)
Options expired	(226)	(175,427)
Outstanding, end of period	25	$37,429

Alpha Opportunities Trust

The portfolio used written options to manage against anticipated changes in securities markets. At December 31, 2016, the portfolio held no written options.

Capital Appreciation Value Trust

The portfolio used written options to manage against changes in securities and to gain exposure to certain securities.

Portfolio		Name of Issuer	Exercise Price	Expiration Date	Number of Contracts	Premium	Value
Capital Appreciation Value Trust	CALLS (OTC)
	Deutsche Bank AG London	Alphabet, Inc ., Class A	$800.00	Jan 2017	3	$9,804	($3,135)
	Deutsche Bank AG London	Alphabet, Inc ., Class A	900.00	Jan 2017	10	20,257	(175)
	Morgan Stanley Company, Inc.	Alphabet, Inc ., Class C	795.00	Jan 2017	13	35,387	(6,123)
	Deutsche Bank AG London	Alphabet, Inc ., Class C	800.00	Jan 2017	18	27,315	(6,508)
	Deutsche Bank AG London	Alphabet, Inc ., Class C	820.00	Jan 2017	5	9,232	(539)
	Deutsche Bank AG London	Alphabet, Inc ., Class C	840.00	Jan 2017	5	7,051	(200)
	Citigroup Global Markets	Alphabet, Inc ., Class C	840.00	Jan 2018	4	17,173	(19,320)
	Citigroup Global Markets	Alphabet, Inc ., Class C	860.00	Jan 2018	4	14,438	(16,521)
	Deutsche Bank AG London	Alphabet, Inc ., Class C	880.00	Jan 2018	3	9,783	(10,006)
	Citigroup Global Markets	Alphabet, Inc ., Class C	880.00	Jan 2018	11	38,671	(36,686)
	Citigroup Global Markets	Alphabet, Inc ., Class C	900.00	Jan 2018	9	27,413	(25,021)

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio		Name of Issuer	Exercise Price	Expiration Date	Number of Contracts	Premium	Value
Capital Appreciation Value Trust (continued)	CALLS (OTC)
	Deutsche Bank AG London	Alphabet, Inc ., Class C	$900.00	Jan 2018	11	$36,964	($30,580)
	Citigroup Global Markets	Alphabet, Inc ., Class C	920.00	Jan 2018	12	33,279	(29,771)
	Deutsche Bank AG London	Alphabet, Inc ., Class C	920.00	Jan 2018	4	11,291	(9,924)
	Citigroup Global Markets	Alphabet, Inc ., Class C	940.00	Jan 2018	12	28,066	(24,848)
	Deutsche Bank AG London	Alphabet, Inc ., Class C	940.00	Jan 2018	2	5,694	(4,141)
	Citigroup Global Markets	Altria Group, Inc.	65.00	Jan 2017	157	25,972	(47,024)
	Citigroup Global Markets	Altria Group, Inc.	67.50	Jan 2017	157	16,414	(17,898)
	Citigroup Global Markets	Amazon.com, Inc.	1000.00	Jan 2018	5	23,874	(11,213)
	Deutsche Bank AG London	Amazon.com, Inc.	1000.00	Jan 2018	6	28,498	(13,456)
	Citigroup Global Markets	American Tower Corp.	105.00	Jan 2017	19	5,833	(4,655)
	Citigroup Global Markets	American Tower Corp.	110.00	Jan 2017	37	12,255	(2,036)
	Citigroup Global Markets	American Tower Corp.	115.00	Jan 2017	38	8,635	(570)
	Citigroup Global Markets	Apple, Inc.	105.00	Jan 2017	77	18,558	(85,471)
	Citigroup Global Markets	Apple, Inc.	110.00	Jan 2017	77	11,520	(48,318)
	Citigroup Global Markets	Apple, Inc.	115.00	Jan 2017	222	40,229	(52,614)
	Deutsche Bank AG London	Autozone, Inc.	840.00	Jan 2017	5	8,666	(544)
	Deutsche Bank AG London	The Boeing Company	160.00	Jan 2017	20	15,106	(2,440)
	Deutsche Bank AG London	The Boeing Company	170.00	Jan 2017	20	9,244	(200)
	Deutsche Bank AG London	Bank of New York Mellon Corp.	45.00	Jan 2017	304	77,378	(85,695)
	Deutsche Bank AG London	Bank of New York Mellon Corp.	47.00	Jan 2017	210	50,820	(29,085)
	Citigroup Global Markets	Bristol Myers Squibb Company	50.00	Jan 2018	236	139,057	(256,652)
	Citigroup Global Markets	Comcast, Corp.	65.00	Jan 2017	100	14,723	(45,003)
	RBC Capital Markets	Comcast, Corp.	70.00	Jan 2017	35	5,332	(3,273)
	J.P. Morgan Clearing	CVS Health Corp.	100.00	Jan 2017	42	25,415	—
	Citigroup Global Markets	CVS Health Corp.	105.00	Jan 2017	20	3,682	—
	J.P. Morgan Clearing	CVS Health Corp.	105.00	Jan 2017	42	17,771	—
	Citigroup Global Markets	CVS Health Corp.	110.00	Jan 2017	64	9,745	—
	J.P. Morgan Clearing	CVS Health Corp.	110.00	Jan 2017	42	11,807	—
	Citigroup Global Markets	CVS Health Corp.	115.00	Jan 2017	35	7,980	—
	Deutsche Bank AG London	Danaher Corp.	87.50	Jan 2017	93	12,974	(11)
	Deutsche Bank AG London	Danaher Corp.	100.00	Jan 2017	45	13,096	—
	Deutsche Bank AG London	Danaher Corp.	110.00	Jan 2017	79	16,390	—
	Deutsche Bank AG London	Danaher Corp.	105.00	Jan 2017	124	35,988	—
	Deutsche Bank AG London	Danaher Corp.	115.00	Jan 2017	32	6,080	—
	Deutsche Bank AG London	Danaher Corp.	90.00	Jan 2018	96	19,942	(17,317)
	Citigroup Global Markets	Lowes Companies, Inc.	80.00	Jan 2017	26	5,828	(117)
	Citigroup Global Markets	Lowes Companies, Inc.	82.50	Jan 2017	26	4,317	(39)
	Citigroup Global Markets	Lowes Companies, Inc.	85.00	Jan 2017	124	21,746	(13)
	Citigroup Global Markets	Lowes Companies, Inc.	87.50	Jan 2017	47	9,868	(5)
	Citigroup Global Markets	Lowes Companies, Inc.	90.00	Jan 2017	96	11,673	(2)
	Citigroup Global Markets	LyondellBasell Industries NV, Class A	87.50	Jan 2017	133	31,828	(16,627)
	Deutsche Bank AG London	LyondellBasell Industries NV, Class A	87.50	Jan 2017	42	10,511	(5,251)
	Citigroup Global Markets	LyondellBasell Industries NV, Class A	90.00	Jan 2017	2	510	(106)
	Deutsche Bank AG London	LyondellBasell Industries NV, Class A	90.00	Jan 2017	18	4,381	(951)
	Citigroup Global Markets	Microsoft Corp.	57.50	Jan 2017	139	19,182	(66,724)
	Deutsche Bank AG London	Microsoft Corp.	57.50	Jan 2017	182	25,844	(87,366)
	Deutsche Bank AG London	Microsoft Corp.	60.00	Jan 2017	57	8,751	(14,392)
	Deutsche Bank AG London	Microsoft Corp.	62.50	Jan 2017	171	36,252	(14,706)
	Deutsche Bank AG London	Microsoft Corp.	62.50	Jan 2017	165	25,575	(14,190)
	Deutsche Bank AG London	Microsoft Corp.	65.00	Jan 2017	171	26,505	(2,223)
	Deutsche Bank AG London	Microsoft Corp.	65.00	Jan 2017	333	36,191	(4,329)
	Citigroup Global Markets	PepsiCo. Inc.	100.00	Jan 2017	42	16,044	(21,250)
	Citigroup Global Markets	PepsiCo. Inc.	105.00	Jan 2017	93	28,240	(11,207)
	Citigroup Global Markets	PepsiCo. Inc.	110.00	Jan 2017	148	23,472	(1,038)
	Deutsche Bank AG London	Philip Morris International, Inc.	92.50	Jan 2017	76	21,994	(7,296)
	Citigroup Global Markets	Philip Morris International, Inc.	95.00	Jan 2017	66	15,312	(1,783)
	Deutsche Bank AG London	Philip Morris International, Inc.	95.00	Jan 2017	76	16,667	(2,053)
	Citigroup Global Markets	Philip Morris International, Inc.	97.50	Jan 2017	66	10,032	(388)
	Deutsche Bank AG London	Philip Morris International, Inc.	97.50	Jan 2017	76	11,193	(447)
	Deutsche Bank AG London	Philip Morris International, Inc.	110.00	Jan 2017	30	3,879	(14)
	Citigroup Global Markets	Texas Instruments, Inc.	60.00	Jan 2017	66	13,761	(87,018)
	Citigroup Global Markets	Texas Instruments, Inc.	72.50	Jan 2017	27	5,830	(4,631)
	Deutsche Bank AG London	The Boeing Company	160.00	Jan 2017	9	6,590	(1,098)
	Deutsche Bank AG London	The Boeing Company	165.00	Jan 2017	30	17,671	(1,035)
	Deutsche Bank AG London	The Boeing Company	170.00	Jan 2017	10	4,465	(100)
	Deutsche Bank AG London	Thermo Fisher Scientific, Inc.	155.00	Jan 2017	13	6,621	(46)
	Citigroup Global Markets	Thermo Fisher Scientific, Inc.	160.00	Jan 2017	22	9,482	(42)
	Deutsche Bank AG London	Thermo Fisher Scientific, Inc.	165.00	Jan 2017	35	10,761	(3)
	Citigroup Global Markets	Thermo Fisher Scientific, Inc.	165.00	Jan 2017	26	10,062	(2)
	Citigroup Global Markets	Thermo Fisher Scientific, Inc.	170.00	Jan 2017	74	18,243	(4)
	Citigroup Global Markets	Thermo Fisher Scientific, Inc.	170.00	Jan 2017	25	6,050	(1)

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio		Name of Issuer	Exercise Price	Expiration Date	Number of Contracts	Premium	Value
Capital Appreciation Value Trust (continued)	CALLS (OTC)
	Deutsche Bank AG London	Unitedhealth Group, Inc.	$140.00	Jan 2017	16	$5,992	($32,950)
	Deutsche Bank AG London	Unitedhealth Group, Inc.	145.00	Jan 2017	38	7,910	(60,270)
	Morgan Stanley Company, Inc.	Unitedhealth Group, Inc.	145.00	Jan 2017	28	11,460	(44,410)
	Deutsche Bank AG London	Unitedhealth Group, Inc.	145.00	Jan 2017	16	4,680	(25,377)
	Deutsche Bank AG London	Unitedhealth Group, Inc.	155.00	Jan 2017	9	2,058	(6,323)
	Citigroup Global Markets	Visa, Inc.	85.00	Jan 2017	177	36,334	(531)
	Citigroup Global Markets	Visa, Inc.	87.50	Jan 2017	137	27,355	(141)
	Citigroup Global Markets	Visa, Inc.	90.00	Jan 2017	18	2,873	(18)
	Citigroup Global Markets	Visa, Inc.	90.00	Jan 2018	177	67,194	(55,313)
	Citigroup Global Markets	Visa, Inc.	95.00	Jan 2018	36	12,042	(7,126)
	Deutsche Bank AG London	Unitedhealth Group, Inc.	140.00	Jan 2017	82	26,457	(168,870)
	Morgan Stanley Company, Inc.	Zoetis, Inc.	55.00	Jan 2017	77	13,361	(3,208)
					6,118	$1,777,849	($1,718,007)

Health Sciences Trust

The portfolio used written options to manage against changes in securities market and to gain exposure to certain securities.

Portfolio		Name of Issuer	Exercise Price	Expiration Date	Number of Contracts	Premium	Value
Health Sciences Trust	CALLS (OTC)
	Citigroup Global Markets	Agilent Technologies, Inc.	$270.00	Jan 2017	25	$37,429	($312)
					25	$37,429	($312)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the portfolios at December 31, 2016 by risk category:

Portfolio	Risk	Statement of Assets and Liabilities Location	Financial Instruments Location	Asset Derivative Fair Value	Liability Derivatives Fair Value
500 Index Trust B	Equity	Receivable/payable for futures	Futures†	—	($739,397)
				—	($739,397)
All Cap Core Trust	Equity	Receivable/payable for futures	Futures†	—	($38,274)
				—	($38,274)
Capital Appreciation Value Trust	Equity	Written options, at value	Written Options	—	($1,718,007)
	Equity	Unaffiliated investments, purchased option at value*	Purchased Options	$123,310	—
				$123,310	($1,718,007)
Health Sciences Trust	Equity	Written options, at value	Written Options	—	($312)
				—	($312)
International Equity Index Trust B	Equity	Receivable/payable for futures	Futures†	$22,571	($124,153)
				$22,571	($124,153)
Mid Cap Index Trust	Equity	Receivable/payable for futures	Futures†	—	($746,295)
				—	($746,295)
Mutual Shares Trust	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	$247,050	($57,863)
				$247,050	($57,863)
Small Cap Index Trust	Equity	Receivable/payable for futures	Futures†	—	($400,413)
				—	($400,413)
Strategic Equity Allocation Trust	Equity	Receivable/payable for futures	Futures†	—	($1,720,508)
				—	($1,720,508)
Total Stock Market Index Trust	Equity	Receivable/payable for futures	Futures†	—	($288,499)
				—	($288,499)
Utilities Trust	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	$803,687	($54,540)
				$803,687	($54,540)

†	Reflects cumulative appreciation/depreciation on futures as disclosed on Note 3. Only the year end variation margin is separately disclosed in the Statements of assets and liabilities.

*	Purchased options are included in the Portfolio’s investments.

DERIVATIVE INSTRUMENTS, CONTINUED

Effect of derivative instruments on the Statements of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2016:

	Statement of Operations Location — Net Realized Gain (Loss) on:
Portfolio		Unaffiliated Investments and Foreign Currency Transactions[1]	Written Options	Futures Contracts	Unaffiliated Investments and Foreign Currency Transactions[2]	Total
500 Index Trust B	Equity	—	—	$17,129,864	—	$17,129,864
		—	—	$17,129,864	—	$17,129,864
All Cap Core Trust	Equity	—	—	$405,549	—	$405,549
		—	—	$405,549	—	$405,549
Alpha Opportunities Trust	Equity	2,481	9,748	—	—	12,229
	Foreign currency	—	—	—	(321,581)	(321,581)
		2,481	9,748	—	—	(309,352)
Capital Appreciation Value Trust	Equity	($26,110)	$556,232	—	—	$530,122
		($26,110)	$556,232	—	—	$530,122
Emerging Markets Value Trust	Equity	—	—	$1,099,705	—	$1,099,705
		—	—	$1,099,705	—	$1,099,705
Health Sciences Trust	Equity	—	$189,332	—	—	$189,332
		—	$189,332	—	—	$189,332
International Equity Index Trust B	Equity	—	—	$1,017,963	—	$1,017,963
		—	—	$1,017,963	—	$1,017,963
Mid Cap Index Trust	Equity	—	—	$4,144,178	—	$4,144,178
		—	—	$4,144,178	—	$4,144,178
Mutual Shares Trust	Foreign currency	—	—	—	$7,410,792	$7,410,792
		—	—	—	$7,410,792	$7,410,792
Science & Technology Trust	Foreign currency	—	—	—	($17,569)	($17,569)
		—	—	—	($17,569)	($17,569)
Small Cap Growth Trust	Foreign currency	—	—	—	($1,030)	($1,030)
		—	—	—	($1,030)	($1,030)
Small Cap Index Trust	Equity	—	—	$3,610,827	—	$3,610,827
		—	—	$3,610,827	—	$3,610,827
Strategic Equity Allocation Trust	Equity	—	—	$32,572,645	—	$32,572,645
	Foreign currency	—	—	—	61,280	61,280
		—	—	$32,572,645	61,280	$32,633,925
Total Stock Market Index Trust	Equity	—	—	$2,377,176	—	$2,377,176
		—	—	$2,377,176	—	$2,377,176
Utilities Trust	Foreign currency	—	—	—	$3,138,037	$3,138,037
		—	—	—	$3,138,037	$3,138,037

1	Realized gain/loss associated with purchased options is included in this caption on the Statements of operations.

2	Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statements of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2016:

	Statement of Operations Location — Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Unaffiliated Investments and Translation of Assets and Liabilities in Foreign Currencies[1]	Written Options	Futures Contracts	Unaffiliated Investments and Translation of Assets and Liabilities in Foreign Currencies[2]	Total
500 Index Trust B	Equity	—	—	($670,697)	—	($670,697)
		—	—	($670,697)	—	($670,697)
All Cap Core Trust	Equity	—	—	($99,663)	—	($99,663)
		—	—	($99,663)	—	($99,663)
Alpha Opportunities Trust	Foreign currency	—	—	—	$59,834	$59,834
		—	—	—	$59,834	$59,834
Capital Appreciation Value Trust	Equity	$59,724	$261,259	—	—	$320,983
		$59,724	$261,259	—	—	$320,983
Health Sciences Trust	Equity	—	($11,337)	—	—	($11,337)
		—	($11,337)	—	—	($11,337)
International Equity Index Trust B	Equity	—	—	($309,702)	—	($309,702)
		—	—	($309,702)	—	($309,702)
Mid Cap Index Trust	Equity	—	—	($448,789)	—	($448,789)
		—	—	($448,789)	—	($448,789)

DERIVATIVE INSTRUMENTS, CONTINUED

	Statement of Operations Location — Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Unaffiliated Investments and Translation of Assets and Liabilities in Foreign Currencies[1]	Written Options	Futures Contracts	Unaffiliated Investments and Translation of Assets and Liabilities in Foreign Currencies[2]	Total
Mutual Shares Trust	Foreign currency	—	—	—	($1,755,608)	($1,755,608)
		—	—	—	($1,755,608)	($1,755,608)
Small Cap Index Trust	Equity	—	—	($405,854)	—	($405,854)
		—	—	($405,854)	—	($405,854)
Strategic Equity Allocation Trust	Equity	—	—	($3,022,035)	—	($3,022,035)
		—	—	($3,022,035)	—	($3,022,035)
Total Stock Market Index Trust	Equity	—	—	($278,620)	—	($278,620)
		—	—	($278,620)	—	($278,620)
Utilities Trust	Foreign currency	—	—	—	($777,891)	($777,891)
		—	—	—	($777,891)	($777,891)

1	Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statements of operations.

2	Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statements of operations.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee.  The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor equivalent, on an annual basis, as detailed below. Aggregate net assets generally include the net assets of the portfolios and the net assets of a similar portfolio of John Hancock Funds II (JHF II), unless otherwise noted below. JHF II funds are advised by the Advisor and are distributed by an affiliate of the Advisor, John Hancock Funds, LLC.

•	500 Index Trust B — a) 0.470% of the first $500 million of average net assets and b) 0.460% of the excess over $500 million of average net assets.

•	All Cap Core Trust — a) 0.800% of the first $500 million of aggregate net assets and b) 0.750% of the excess over $500 million of aggregate net assets.

•	Alpha Opportunities Trust — a) 0.975% of the first $1 billion of aggregate net assets; b) 0.950% of aggregate net assets between $1 billion and $2 billion; and c) 0.900% of the excess over $2 billion of aggregate net assets.

•	Blue Chip Growth Trust — a) 0.825% of the first $1 billion of aggregate net assets and b) 0.775% of the excess over $1 billion of aggregate net assets. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.800% on the first $1 billion of aggregate net assets.

•	Capital Appreciation Trust — a) 0.850% of the first $300 million of aggregate net assets; b) 0.800% of aggregate net assets between $300 million and $500 million; c) 0.700% of the aggregate net assets between $500 million and $1 billion; and d) 0.670% of the excess over $1 billion of aggregate net assets.

•	Capital Appreciation Value Trust — If net aggregate assets are less than $500 million, then the following fee schedule shall apply: a) 0.950% of the first $250 million of aggregate net assets and b) 0.850% of the excess over $250 million of aggregate net assets. If aggregate net assets equals or exceeds $500 million but are less than $2 billion, then the following fee schedule shall apply: a) 0.850% of the first $1 billion of aggregate net assets and b) 0.800% of the excess over $1 billion of aggregate net assets. If aggregate net assets equals or exceeds $2 billion but are less than $3 billion, then the following fee schedule shall apply: a) 0.850% of the first $500 million of aggregate net assets and b) 0.800% of the excess over $500 million of aggregate net assets. If aggregate net assets equals or exceeds $3 billion, then the advisory fee to be paid is 0.800% of aggregate net assets.

•	Core Strategy Trust — The advisory fee has two components: a) a fee on net assets invested in affiliated funds (Affiliated fund assets) and b) a fee on net assets not invested in affiliated funds (Other assets). Affiliated funds are any fund of the Trust, John Hancock Funds II (JHF II) and John Hancock Funds III (JHF III) excluding 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B. The advisory fee paid on Affiliated fund assets is as follows: a) 0.050% on the first $500 million of aggregate net assets and b) 0.040% of the excess over $500 million in aggregate net assets. The advisory fee paid on Other assets is as follows: a) 0.500% on the first $500 million of aggregate net assets and b) 0.490% of the excess over $500 million in aggregate net assets.

•	Emerging Markets Value Trust — a) 1.000% of the first $100 million of aggregate net assets and b) 0.950% of the excess over $100 million of aggregate net assets.

•	Equity Income Trust — a) 0.825% of the first $100 million of aggregate net assets, b) 0.800% of aggregate net assets between $100 million and $200 million, c) 0.775% of aggregate net assets between $200 million and $500 million, d) 0.750% of aggregate net assets between $500 million and $1 billion and e) 0.750% of the excess over $1 billion of aggregate net assets. When aggregate net assets exceeds $200 million on any day, the annual rate of advisory fee for that day is 0.800% on the first $200 million of aggregate net assets. When aggregate net assets exceeds $500 million on any day, the annual rate of advisory fee for that day is 0.775% on the first $500 million of aggregate net assets. When aggregate net assets exceeds $1 billion on any day, the annual rate of advisory fee for that day is 0.750% on the first $1 billion of aggregate net assets.

•	Financial Industries Trust — a) 0.800% of the first $250 million of aggregate net assets; b) 0.775% of aggregate net assets between $250 million and $500 million; c) 0.750% of aggregate net assets between $500 million and $1 billion; and d) 0.725% of the excess over $1 billion of aggregate net assets.

•	Fundamental All Cap Core Trust — a) 0.675% of the first $2.5 billion of aggregate net assets and b) 0.650% of the excess over $2.5 billion of aggregate net assets.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

•	Fundamental Large Cap Value Trust — a) 0.700% of the first $500 million of aggregate net assets; b) 0.650% of aggregate net assets between $500 million and $1 billion; and c) 0.600% of the excess over $1 billion of aggregate net assets.

•	Global Trust — Aggregate net assets are the aggregate net assets of International Value Trust, Income Trust, Mutual Shares Trust, JHF II International Value Fund and JHF II International Small Cap Fund. The advisory fees paid are as follows: a) 0.850% of the first $1 billion of aggregate net assets and b) 0.800% of the excess over $1 billion of aggregate net assets.

•	Health Sciences Trust — a) 1.050% of the first $500 million of aggregate net assets; b) 1.000% of aggregate net assets between $500 million and $750 million; and c) 0.950% of the excess over $750 million of aggregate net assets. When aggregate net assets exceed $750 million, the advisory fee is 0.950% on all net assets.

•	International Equity Index Trust B — a) 0.550% of the first $100 million of average net assets and b) 0.530% of the excess over $100 million of average net assets.

•	International Growth Stock Trust — a) 0.850% of the first $250 million of aggregate net assets; b) 0.800% of aggregate net assets between $250 million and $750 million; and c) 0.750% of the excess over $750 million of aggregate net assets.

•	International Small Company Trust — 0.950% of aggregate net assets.

•	International Value Trust — Aggregate net assets are the aggregate net assets of Income Trust, International Value Trust, Mutual Shares Trust, JHF II International Small Cap Fund and JHF II International Value Fund. The advisory fees paid are as follows: a) 0.950% of the first $150 million of aggregate net assets; b) 0.850% of aggregate net assets between $150 million and $300 million; and c) 0.800% of the excess over $300 million of aggregate net assets. However, when aggregate net assets exceed $300 million, then the advisory fee rate is 0.800% of aggregate net assets.

•	Lifestyle PS Series — The advisory fee has two components: a) a fee on net assets invested in affiliated funds (Affiliated fund assets) excluding 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B, and b) a fee on net assets not invested in affiliated funds (Other assets). The advisory fee paid on Affiliated fund assets is as follows: a) 0.050% of the first $7.5 billion of aggregate net assets and b) 0.040% of the excess over $7.5 billion in aggregate net assets. The advisory fee paid on Other assets is as follows: a) 0.500% of the first $7.5 billion of aggregate net assets and b) 0.490% of the excess over $7.5 billion in aggregate net assets.

•	Mid Cap Index Trust and Small Cap Index Trust — a) 0.490% of the first $250 million of average net assets; b) 0.480% of average net assets between $250 million and $500 million; and c) 0.460% of the excess over $500 million of average net assets.

•	Mid Cap Stock Trust — a) 0.875% of the first $200 million of aggregate net assets; b) 0.850% of aggregate net assets between $200 million and $500 million; and c) 0.825% of the excess over $500 million of aggregate net assets.

•	Mid Value Trust — a) 1.050% of the first $20 million of aggregate net assets; b) 1.000% of the aggregate net assets between $20 million and $50 million; and c) 0.950% of the excess over $50 million of aggregate net assets. When aggregate net assets exceed $50 million, the advisory fee is 0.950% of all assets of the portfolio.

•	Mutual Shares Trust — a) 0.960% of the first $750 million of average net assets; and b) 0.920% of the excess over $750 million of average net assets. When Average Net Assets for the Mutual Shares Trust exceed $750 million, the advisory fee is 0.92% on all net assets.

•	Real Estate Securities Trust — 0.700% of aggregate net assets.

•	Science & Technology Trust and Small Company Value Trust— a) 1.050% of the first $500 million of aggregate net assets and b) 1.000% of the excess over $500 million of aggregate net assets.

•	Small Cap Growth Trust — a) 1.100% of the first $100 million of aggregate net assets; and b) 1.050% of aggregate net assets between $100 million and $500 million; and c) 1.000% of the excess over $500 million of aggregate net assets.

•	Small Cap Opportunities Trust — a) 1.000% of the first $500 million of aggregate net assets; b) 0.950% of aggregate net assets between $500 million and $1 billion; c) 0.900% of aggregate net assets between $1 billion and $2 billion; and d) 0.850% of the excess over $2 billion of aggregate net assets. Aggregate net assets include net assets of the portfolio and the JHF II New Opportunities Fund.

•	Small Cap Value Trust — a) 1.100% of the first $100 million of aggregate net assets; b) 1.050% of aggregate net assets between $100 million and $600 million; and c) 1.000% of the excess over $600 million of aggregate net assets.

•	Small Company Growth Trust — a) 1.050% of the first $250 million of aggregate net assets and b) 1.000% of the excess over $250 million of aggregate net assets. When the aggregate net assets of the portfolio, JHF II Small Company Growth Fund, Small Cap Opportunities Trust, JHF II Small Cap Opportunities Fund, International Growth Stock Trust, JHF II International Growth Stock Fund, Value Trust and JHF II Value Fund, exceeds $1 billion, then the advisory rate for Small Company Growth Trust will be 1.000% of aggregate net assets.

•	Strategic Equity Allocation Trust — Effective on September 26, 2016, a) 0.675% of the first $2.5 billion of aggregate net assets; b) 0.650% of aggregate net assets between $2.5 billion and $7.5 billion; c) 0.625% of aggregate net assets between $7.5 billion and $10 billion; d) 0.600% of aggregate net assets between $10 billion and $15 billion; e) 0.595% of aggregate net assets between $15 billion and $25 billion; and f) 0.590% of the excess over $25 billion of aggregate net assets. Prior to September 26, 2016, a) 0.675% of the first $2.5 billion of aggregate net assets; b) 0.650% of aggregate net assets between $2.5 billion and $7.5 billion; c) 0.625% of aggregate net assets between $7.5 billion and $10 billion; and d) 0.600% of the excess over $10 billion of aggregate net assets.

•	Total Stock Market Index Trust — a) 0.490% of the first $250 million of average net assets; b) 0.480% of average net assets between $250 million and $500 million; and c) 0.460% of the excess over $500 million of average net assets.

•	Utilities Trust — a) 0.825% of the first $600 million of average net assets; b) 0.800% of average net assets between $600 million and $900 million; c) 0.775% of average net assets between $900 million and $1.5 billion; and d) 0.700% of the excess over $1.5 billion of average net assets.

•	Value Trust — a) 0.750% of the first $200 million of aggregate net assets; b) 0.725% of aggregate net assets between $200 million and $500 million; and c) 0.650% of the excess over $500 million of aggregate net assets.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

The organizations described below act as the subadvisors to the Trust and its portfolios pursuant to Subadvisory Agreements with the Advisor. Portfolio management is allocated among the following managers:

Portfolios	Subadvisor
Science & Technology Trust	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Real Estate Securities Trust	Deutsche Investment Management Americas, Inc.
Emerging Markets Value Trust	Dimensional Fund Advisors LP
International Small Company Trust
Small Cap Opportunities Trust	Dimensional Fund Advisors LP; Invesco Advisers, Inc.
Mutual Shares Trust	Franklin Mutual Advisers, LLC
International Growth Stock Trust	Invesco Advisers, Inc.
Small Company Growth Trust
Value Trust
Capital Appreciation Trust	Jennison Associates LLC
Core Strategy Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and
Lifestyle Aggressive PS Series	John Hancock Asset Management a division of Manulife Asset Management (North America)
Lifestyle Balanced PS Series	Limited[1,2,3]
Lifestyle Conservative PS Series
Lifestyle Growth PS Series
Lifestyle Moderate PS Series
Financial Industries Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC [1,3]
Fundamental All Cap Core Trust
Fundamental Large Cap Value Trust
Strategic Equity Allocation Trust
500 Index Trust B	John Hancock Asset Management a division of Manulife Asset Management (North America)
Mid Cap Index Trust	Limited[1,2]
Small Cap Index Trust
Total Stock Market Index Trust
Utilities Trust	Massachusetts Financial Services Company
All Cap Core Trust	QS Investors, LLC
International Equity Index Trust B	SSGA Funds Management, Inc.
Blue Chip Growth Trust	T. Rowe Price Associates, Inc.
Capital Appreciation Value Trust
Equity Income Trust
Health Sciences Trust
Mid Value Trust
Small Company Value Trust
Global Trust	Templeton Global Advisors Limited
International Value Trust	Templeton Investment Counsel, LLC
Alpha Opportunities Trust	Wellington Management Company LLP
Mid Cap Stock Trust
Small Cap Growth Trust
Small Cap Value Trust

1  An affiliate of the Advisor.

2  Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

3  Manulife Asset Management (US), LLC is doing business as John Hancock Asset Management.

The portfolios are not responsible for payment of the subadvisory fees.

Expense reimbursements.  The Advisor voluntarily agreed to waive a portion of its management fee if certain expenses of the respective portfolios exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, and extraordinary expenses not incurred in the ordinary course of the portfolios’ business, advisory fees, Rule 12b-1 fees, underlying fund expenses and in the case of a feeder fund, the expenses of the master fund, and short dividends. This expense reduction will continue in effect until terminated by the Advisor.

Portfolio	Expense limitation as a percentage of average net assets
All Cap Core Trust	0.20%
Alpha Opportunities Trust	0.20%
American Asset Allocation Trust	0.10%
American Global Growth Trust	0.10%
American Growth Trust	0.10%
American Growth-Income Trust	0.10%
American International Trust	0.10%
American New World Trust	0.10%

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Portfolio	Expense limitation as a percentage of average net assets
Blue Chip Growth Trust	0.20%
Capital Appreciation Trust	0.20%
Capital Appreciation Value Trust	0.20%
Core Strategy Trust	0.10%
Emerging Markets Value Trust	0.25%
Equity Income Trust	0.20%
Financial Industries Trust	0.20%
Fundamental All Cap Core Trust	0.20%
Fundamental Large Cap Value Trust	0.20%
Global Trust	0.25%
Health Sciences Trust	0.20%
International Growth Stock Trust	0.25%
International Small Company Trust	0.25%
International Value Trust	0.25%
Mid Cap Index Trust	0.08%
Mid Cap Stock Trust	0.20%
Mid Value Trust	0.20%
Mutual Shares Trust	0.20%
Real Estate Securities Trust	0.20%
Science & Technology Trust	0.20%
Small Cap Growth Trust	0.20%
Small Cap Index Trust	0.08%
Small Cap Opportunities Trust	0.20%
Small Cap Value Trust	0.20%
Small Company Growth Trust	0.20%
Small Company Value Trust	0.20%
Strategic Equity Allocation Trust	0.20%
Total Stock Market Index Trust	0.08%
Utilities Trust	0.20%
Value Trust	0.20%

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain portfolios of the John Hancock complex, (the participating portfolios including certain of the portfolios presented in this report). The waiver is based upon the aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. During the year ended December 31, 2016, the waiver amounted to 0.01% of the portfolios’ average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the portfolios and with the approval of the Board of Trustees.

The Advisor has contractually agreed to limit operating expenses of 500 Index Trust B and International Equity Index Trust B at 0.25% and 0.34%, respectively. These limits exclude Rule 12b-1 Fees, taxes, short dividends, brokerage commissions, interest expense, acquired fund fees, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the portfolios’ business. The Advisor’s obligation to provide the expense cap will remain in effect until April 30, 2017, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to reimburse expenses for the Lifestyle PS Series so that certain other expenses do not exceed 0.04% of average net assets of the Lifestyle PS Series. This waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the portfolios’ business, advisory fees, Rule 12b-1 fees, underlying fund expenses and short dividends. This expense reimbursement will remain in effect until April 30, 2017, and may terminate at any time thereafter.

The Advisor has contractually agreed to waive its management fee for Global Trust, International Value Trust and Small Cap Opportunities Trust so that the amount retained by the Advisor after the payment of subadvisory fees does not exceed 0.45% of the portfolios’ average daily net assets. The expense reimbursements will remain in effect until April 30, 2017, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time and may be terminated at any time thereafter.

The Advisor has contractually agreed to waive its advisory fee for Mid Cap Index Trust and Small Cap Index Trust by 0.10% and 0.05% of the portfolios’ average net assets, respectively. The expense limitation agreements expire on April 30, 2017, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has voluntarily agreed to reduce its advisory fee for portfolios that are subadvised by T. Rowe Price Associates, Inc. by the amount that the subadvisory fee is reduced pursuant to the subadvisory agreement with T. Rowe Price. This waiver impacts Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust, and Small Company Value Trust. This waiver may be terminated at any time by the Advisor.

The Advisor has contractually agreed to waive its gross advisory fee for Financial Industries Trust so that is does not exceed 0.78% of average net assets. This expense limitation agreement expires on April 30, 2017, unless renewed by mutual agreement of the portfolio and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

The Advisor has voluntarily agreed to waive its management fee for the Strategic Equity Allocation Trust so that the amount retained by the Advisor after payment of the sub-advisory fee does not exceed 0.45% of the portfolio’s average net assets. This voluntary management fee waiver may be terminated at any time by the Advisor upon notice to the Trust.

The Advisor has voluntarily agreed to waive its advisory fee for Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series (after giving effect to asset-based breakpoints) by 0.005% of the portfolios’ average daily net assets. This waiver may be terminated at any time by the Advisor upon notice to the Trust.

The Advisor has voluntarily agreed to waive its advisory fee for each Lifestyle PS series so that the aggregate advisory fee retained by the Advisor with respect to both the Lifestyle PS Series and its underlying investments (after payment of subadvisory fees) does not exceed 0.50% of the Lifestyle PS series’ first $7.5 billion of average net assets and 0.49% of the Lifestyle PS Series’ average net assets in excess of $7.5 billion. The Adviser may terminate this voluntary waiver at any time.

The Advisor has voluntarily agreed to reduce its advisory fee for portfolios that are subadvised by Deutsche Investment Management Americas, Inc. This voluntary advisory fee is reduced by the same amount as the subadvisory reduction. This waiver impacts Real Estate Securities Trust and may be terminated at any time by the Advisor.

From October 17, 2016 to December 31, 2016, the Advisor voluntarily agreed to waive 0.025% of Equity Income Trust’s average net assets pursuant to the subadvisor’s agreement to reduce the subadvisory fee by the same amount.

For the year ended December 31, 2016, the waivers under these agreements amounted to:

Expense Reimbursement by Class

Portfolio	Series I	Series II	Series III	Series NAV	Total
500 Index Trust B	$5,263,370	$127,617	—	$3,581,249	$8,972,236
All Cap Core Trust	5,188	475	—	14,095	19,758
Alpha Opportunities Trust	267	—	—	204,852	205,119
American Asset Allocation Trust	16,961	84,018	$10,034	—	111,013
American Global Growth Trust	5,278	85,284	14,333	—	104,895
American Growth Trust	7,687	49,415	6,824	—	63,926
American Growth-Income Trust	17,620	44,229	15,944	—	77,793
American International Trust	6,919	27,490	3,067	—	37,476
American New World Trust	2,392	3,100	111	—	5,603
Blue Chip Growth Trust	103,692	44,644	—	438,525	586,861
Capital Appreciation Trust	12,575	4,469	—	48,348	65,392
Capital Appreciation Value Trust	968	123,858	—	24,150	148,976
Emerging Markets Value Trust	185	7	—	51,764	51,956
Equity Income Trust	101,778	54,764	—	492,489	649,031
Financial Industries Trust	8,486	1,226	—	1,543	11,255
Fundamental All Cap Core Trust	11,185	3,499	—	97,851	112,535
Fundamental Large Cap Value Trust	41,265	16,214	—	47,053	104,532
Global Trust	27,233	8,249	—	57,537	93,019
Health Sciences Trust	68,665	50,701	—	62,750	182,116
International Equity Index Trust B	696,892	37,907	—	749,007	1,483,806
International Growth Stock Trust	276	1,376	—	27,875	29,527
International Small Company Trust	3,696	2,216	—	5,947	11,859
International Value Trust	6,031	4,379	—	49,797	60,207
Lifestyle Aggressive PS Series	7,861	43,579	—	3,795	55,235
Lifestyle Balanced PS Series	1,508	44,965	—	2,649	49,122
Lifestyle Conservative PS Series	1,389	29,913	—	294	31,596
Lifestyle Growth PS Series	2,567	103,003	—	2,560	108,130
Lifestyle Moderate PS Series	465	15,204	—	525	16,194
Mid Cap Index Trust	764,825	67,781	—	121,377	953,983
Mid Cap Stock Trust	11,381	5,851	—	34,663	51,895
Mid Value Trust	157,002	33,123	—	213,054	403,179
Mutual Shares Trust	12,641	—	—	20,046	32,687
Real Estate Securities Trust	6,582	4,000	—	20,180	30,762
Science & Technology Trust	187,855	18,592	—	13,689	220,136
Small Cap Growth Trust	6,091	2,021	—	20,474	28,586
Small Cap Index Trust	171,623	22,713	—	52,994	247,330
Small Cap Opportunities Trust	79,348	31,946	—	73,578	184,872
Small Cap Value Trust	24,460	2,693	—	21,767	48,920
Small Company Growth Trust	—	—	—	7,999	7,999
Small Company Value Trust	37,799	31,372	—	111,008	180,179
Strategic Equity Allocation Trust	—	—	—	13,531,259	13,531,259
Total Stock Market Index Trust	32,850	2,552	—	7,816	43,218
Utilities Trust	22,371	1,146	—	2,168	25,685
Value Trust	34,525	1,824	—	2,383	38,732

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2016 were equivalent to a net annual effective rate of the portfolios’ average daily net assets as follows:

Portfolio	Annual Effective Rate
500 Index Trust B	0.22%
All Cap Core Trust	0.77%
Alpha Opportunities Trust	0.92%
American Asset Allocation Trust	0.00	%*
American Global Growth Trust	0.00	%*
American Growth Trust	0.00	%*

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Portfolio	Annual Effective Rate
American Growth-Income Trust	0.00%*
American International Trust	0.00%*
American New World Trust	0.00%*
Blue Chip Growth Trust	0.74%
Capital Appreciation Trust	0.70%
Capital Appreciation Value Trust	0.77%
Core Strategy Trust	0.04%
Emerging Markets Value Trust	0.94%
Equity Income Trust	0.71%
Financial Industries Trust	0.76%
Fundamental All Cap Core Trust	0.67%
Fundamental Large Cap Value Trust	0.62%
Global Trust	0.79%
Health Sciences Trust	0.99%
International Equity Index Trust B	0.28%
International Growth Stock Trust	0.79%
International Small Company Trust	0.94%
International Value Trust	0.79%
Lifestyle Aggressive PS Series	0.00%
Lifestyle Balanced PS Series	0.04%
Lifestyle Conservative PS Series	0.03%
Lifestyle Growth PS Series	0.04%
Lifestyle Moderate PS Series	0.04%
Mid Cap Index Trust	0.37%
Mid Cap Stock Trust	0.83%
Mid Value Trust	0.90%
Mutual Shares Trust	0.95%
Real Estate Securities Trust	0.69%
Science & Technology Trust	0.98%
Small Cap Growth Trust	1.04%
Small Cap Index Trust	0.43%
Small Cap Opportunities Trust	0.90%
Small Cap Value Trust	1.03%
Small Company Growth Trust	0.99%
Small Company Value Trust	0.98%
Strategic Equity Allocation Trust	0.49%
Total Stock Market Index Trust	0.47%
Utilities Trust	0.82%
Value Trust	0.69%

*	The JHVIT Feeder Funds do not incur investment advisory fees. For more information on these portfolios, see Note 1.

Accounting and legal services.  Pursuant to a service agreement, the portfolios reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2016 amounted to an annual rate of 0.01% of the portfolios’ average daily net assets.

Distribution and service plans.  The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Series I, Series II and Series III shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios’ shares.

For all portfolios except American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust and American New World Trust, Rule 12b-1 maximum fee rates are as follows:

Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%

Currently, only 0.05% for Series I shares and 0.25% for Series II shares are charged for Rule 12b-1 fees. For American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust and American New World Trust, Rule 12b-1 maximum fee rates are as follows:

Class	Rule 12b-1 Fee
Series I	0.60%
Series II	0.75%
Series III	0.25%

The Distributor voluntarily agreed to waive 0.09%, 0.07% and 0.02% of each portfolio’s respective average net assets for its Rule 12b-1 fee for Series II of the American Growth Trust, American Growth-Income Trust and American International Trust, respectively. Effective July 1, 2016, the Distributor voluntarily agreed to waive 0.08%, 0.07% and 0.06% of its Rule 12b-1 fee for Series II of the American Global Growth Trust, American New World Trust and American Asset Allocation Trust, respectively.

For the year ended December 31, 2016, the waivers under these agreements amounted to:

Portfolio	Series II
American Asset Allocation Trust	$344,871
American Global Growth Trust	70,657
American Growth Trust	600,745
American Growth-Income Trust	418,337
American International Trust	74,284
American New World Trust	14,947

The Distributor had voluntarily agreed to reduce its Rule 12b-1 fee for Series I, Series II and Series III of The American Global Growth Trust so that total operating expenses did not exceed 0.55%, 0.70% and 0.20% of average annual net assets. This waiver excluded interest expense, acquired fund fees, short dividend expense, litigation and indemnification expenses, taxes and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business. This waiver was terminated on July 1, 2016 by the Distributor.

Trustee expenses.  The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on its net assets relative to other portfolios within the John Hancock group of funds complex.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Interfund lending program.  Pursuant to an Exemptive Order issued by the SEC, the portfolios, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the portfolios to borrow from, or lend money to, other participating affiliated portfolios. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statements of operations. The portfolios’ activity in this program during the period for which loans were outstanding was as follows:

Fund	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest (Expense)
Blue Chip Growth Trust	Borrower	$20,510,931	3	0.710%	($1,214)
Small Cap Growth Trust	Borrower	10,796,362	1	0.720%	(216)

Fund	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income
500 Index Trust B	Lender	$88,083,923	1	0.715%	$1,749
All Cap Core Trust	Lender	1,400,000	3	0.715%	83
Blue Chip Growth Trust	Lender	8,100,000	1	0.715%	161
Capital Appreciation Trust	Lender	36,459,329	3	0.720%	2,188
Capital Appreciation Value Trust	Lender	11,215,825	1	0.700%	218
Emerging Markets Value Trust	Lender	1,100,000	1	0.715%	22
Equity Income Trust	Lender	13,717,555	3	0.715%	817
Fundamental All Cap Core Trust	Lender	48,798,766	4	0.715%	3,877
Fundamental Large Cap Value Trust	Lender	5,135,708	4	0.715%	930
Health Sciences Trust	Lender	1,700,000	1	0.715%	34
International Core Trust	Lender	11,738,318	1	0.715%	233
Mid Cap Index Trust	Lender	13,183,894	1	0.715%	262
Mid Value Trust	Lender	10,751,278	1	0.700%	209
Science & Technology Trust	Lender	12,735,510	1	0.665%	235
Small Cap Index Trust	Lender	11,835,634	1	0.715%	235
Small Company Value Trust	Lender	950,000	1	0.720%	19
Strategic Equity Allocation Trust	Lender	107,290,000	3	0.715%	6,393
Total Stock Market Index Trust	Lender	11,711,256	1	0.715%	233

6.  PORTFOLIO SHARE TRANSACTIONS Transactions in portfolios’ shares for the years ended December 31, 2016 and 2015 were as follows:

500 Index Trust B	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	10,142,429	$262,342,983	9,072,782	$232,750,927
Issued in reorganization (Note 12)	3,726,507	98,171,099	—	—
Distributions reinvested	2,854,430	76,267,096	2,158,424	53,976,564
Repurchased	(4,200,069)	(110,171,309)	(4,301,297)	(110,154,087)
Net increase	12,523,297	$326,609,869	6,929,909	$176,573,404
Series II shares
Sold	241,727	$6,357,509	173,465	$4,472,555
Issued in reorganization (Note 12)	238,676	6,285,277	—	—
Distributions reinvested	64,463	1,723,097	52,377	1,307,693
Repurchased	(223,398)	(5,765,896)	(338,529)	(8,770,483)
Net increase (decrease)	321,468	$8,599,987	(112,687)	($2,990,235)
Series NAV shares
Sold	3,749,638	$97,423,917	2,696,584	$68,857,887
Issued in reorganization (Note 12)	1,224,317	32,257,079	—	—
Distributions reinvested	1,916,792	51,225,840	1,634,105	40,862,276
Repurchased	(3,824,848)	(99,901,139)	(6,815,722)	(175,014,407)
Net increase (decrease)	3,065,899	$81,005,697	(2,485,033)	($65,294,244)
Total net increase	15,910,664	$416,215,553	4,332,189	$108,288,925

All Cap Core Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	51,446	$1,400,394	116,894	$3,329,135
Distributions reinvested	39,523	1,166,324	26,157	739,178
Repurchased	(460,802)	(12,951,973)	(399,081)	(11,297,861)
Net decrease	(369,833)	($10,385,255)	(256,030)	($7,229,548)
Series II shares
Sold	11,018	$309,883	62,801	$1,773,410
Distributions reinvested	3,401	100,151	1,809	50,994
Repurchased	(25,299)	(700,948)	(65,267)	(1,850,793)
Net decrease	(10,880)	($290,914)	(657)	($26,389)
Series NAV shares
Sold	97,047	$2,638,113	62,340	$1,770,864
Distributions reinvested	93,140	2,748,392	84,382	2,385,921
Repurchased	(4,650,372)	(136,259,225)	(1,633,694)	(46,708,756)
Net decrease	(4,460,185)	($130,872,720)	(1,486,972)	($42,551,971)
Total net decrease	(4,840,898)	($141,548,889)	(1,743,659)	($49,807,908)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Alpha Opportunities Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	44,210	$474,858	5,427	$66,027
Distributions reinvested	10,878	110,029	13,411	141,756
Repurchased	(50,272)	(503,126)	(16,285)	(184,576)
Net increase	4,816	$81,761	2,553	$23,207
Series NAV shares
Sold	155,042	$1,585,768	51,974	$710,999
Distributions reinvested	6,615,804	67,072,230	12,379,128	131,137,909
Repurchased	(54,040,939)	(556,081,073)	(9,161,323)	(121,140,394)
Net increase (decrease)	(47,270,093)	($487,423,075)	3,269,779	$10,708,514
Total net increase (decrease)	(47,265,277)	($487,341,314)	3,272,332	$10,731,721

American Asset Allocation Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,063,106	$14,763,554	882,663	$13,837,210
Distributions reinvested	2,483,006	32,981,081	1,688,518	23,484,602
Repurchased	(775,885)	(10,855,846)	(1,515,797)	(23,351,878)
Net increase	2,770,227	$36,888,789	1,055,384	$13,969,934
Series II shares
Sold	71,967	$1,069,029	34,768	$523,914
Distributions reinvested	11,941,117	158,477,027	9,061,107	125,784,980
Repurchased	(9,457,720)	(132,136,620)	(10,677,662)	(164,314,347)
Net increase (decrease)	2,555,364	$27,409,436	(1,581,787)	($38,005,453)
Series III shares
Sold	36,375	$489,265	15,317	$237,356
Distributions reinvested	1,468,008	19,540,815	1,101,208	15,353,795
Repurchased	(1,002,478)	(14,158,074)	(1,264,730)	(19,670,264)
Net increase (decrease)	501,905	$5,872,006	(148,205)	($4,079,113)
Total net increase (decrease)	5,827,496	$70,170,231	(674,608)	($28,114,632)

American Global Growth Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	275,818	$3,879,925	713,150	$11,236,519
Distributions reinvested	109,637	1,519,860	66,356	1,005,718
Repurchased	(217,062)	(3,049,448)	(469,310)	(7,039,213)
Net increase	168,393	$2,350,337	310,196	$5,203,024
Series II shares
Sold	393,846	$5,672,536	487,336	$7,811,464
Distributions reinvested	1,692,289	23,394,074	1,166,407	17,602,730
Repurchased	(2,297,248)	(32,971,102)	(1,876,321)	(30,505,334)
Net decrease	(211,113)	($3,904,492)	(222,578)	($5,091,140)
Series III shares
Sold	216,094	$3,039,566	31,020	$455,252
Distributions reinvested	310,922	4,304,618	200,784	3,043,562
Repurchased	(274,280)	(3,908,934)	(437,856)	(7,237,025)
Net increase (decrease)	252,736	$3,435,250	(206,052)	($3,738,211)
Total net increase (decrease)	210,016	$1,881,095	(118,434)	($3,626,327)

American Growth Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	522,851	$10,641,419	538,767	$12,974,539
Distributions reinvested	1,761,191	31,996,762	286,911	6,565,818
Repurchased	(739,584)	(14,897,969)	(1,434,032)	(34,388,212)
Net increase (decrease)	1,544,458	$27,740,212	(608,354)	($14,847,855)
Series II shares
Sold	479,640	$10,884,428	378,456	$8,742,295
Distributions reinvested	11,185,375	202,078,891	1,764,482	40,139,746
Repurchased	(5,552,915)	(117,316,849)	(6,279,319)	(154,719,896)
Net increase (decrease)	6,112,100	$95,646,470	(4,136,381)	($105,837,855)
Series III shares
Sold	83,296	$1,955,914	21,375	$480,525
Distributions reinvested	1,581,295	28,675,571	251,995	5,783,656
Repurchased	(504,151)	(10,508,458)	(801,991)	(19,889,743)
Net increase (decrease)	1,160,440	$20,123,027	(528,621)	($13,625,562)
Total net increase (decrease)	8,816,998	$143,509,709	(5,273,356)	($134,311,272)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

American Growth-Income Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	438,537	$8,045,228	149,194	$3,478,099
Distributions reinvested	3,616,669	62,481,743	1,501,862	30,902,289
Repurchased	(1,371,878)	(26,791,131)	(1,430,586)	(33,758,744)
Net increase	2,683,328	$43,735,840	220,470	$621,644
Series II shares
Sold	17,838	$316,156	783,335	$16,597,124
Distributions reinvested	9,031,065	155,557,374	3,965,420	81,319,369
Repurchased	(5,394,945)	(104,655,145)	(5,513,330)	(128,210,346)
Net increase (decrease)	3,653,958	$51,218,385	(764,575)	($30,293,853)
Series III shares
Sold	30,917	$651,074	224,914	$4,713,183
Distributions reinvested	3,333,152	57,622,743	1,418,100	29,237,762
Repurchased	(1,342,470)	(25,845,742)	(1,773,454)	(41,638,891)
Net increase (decrease)	2,021,599	$32,428,075	(130,440)	($7,687,946)
Total net increase (decrease)	8,358,885	$127,382,300	(674,545)	($37,360,155)

American International Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,499,923	$26,247,378	1,654,096	$30,251,621
Distributions reinvested	53,409	938,390	61,190	1,076,950
Repurchased	(1,940,608)	(33,768,159)	(857,387)	(15,974,451)
Net increase (decrease)	(387,276)	($6,582,391)	857,899	$15,354,120
Series II shares
Sold	1,072,376	$18,643,128	1,305,098	$22,485,332
Distributions reinvested	173,139	3,040,326	235,581	4,143,903
Repurchased	(3,640,781)	(63,961,627)	(4,154,181)	(78,701,728)
Net decrease	(2,395,266)	($42,278,173)	(2,613,502)	($52,072,493)
Series III shares
Sold	152,142	$2,629,827	123,775	$2,125,481
Distributions reinvested	30,844	540,086	38,709	678,975
Repurchased	(314,880)	(5,573,689)	(397,412)	(7,557,531)
Net decrease	(131,894)	($2,403,776)	(234,928)	($4,753,075)
Total net decrease	(2,914,436)	($51,264,340)	(1,990,531)	($41,471,448)

American New World Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	499,068	$5,625,545	1,609,353	$19,260,226
Distributions reinvested	125,770	1,437,310	252,444	2,737,868
Repurchased	(225,296)	(2,477,655)	(274,670)	(3,436,353)
Net increase	399,542	$4,585,200	1,587,127	$18,561,741
Series II shares
Sold	192,156	$2,184,892	204,171	$2,529,178
Distributions reinvested	152,526	1,742,873	541,636	5,862,000
Repurchased	(671,625)	(7,418,472)	(714,194)	(9,134,907)
Net increase (decrease)	(326,943)	($3,490,707)	31,613	($743,729)
Series III shares
Sold	8,948	$100,041	2,260	$25,884
Distributions reinvested	6,293	71,656	18,860	204,633
Repurchased	(9,104)	(101,068)	(22,825)	(296,007)
Net increase (decrease)	6,137	$70,629	(1,705)	($65,490)
Total net increase	78,736	$1,165,122	1,617,035	$17,752,522

Blue Chip Growth Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	76,529	$2,226,202	152,786	$5,772,439
Distributions reinvested	1,670,758	45,294,263	1,861,210	56,524,937
Repurchased	(1,486,922)	(43,403,172)	(1,157,788)	(41,039,538)
Net increase	260,365	$4,117,293	856,208	$21,257,838
Series II shares
Sold	129,042	$3,806,586	391,885	$13,662,075
Distributions reinvested	737,713	19,601,019	826,404	24,726,008
Repurchased	(850,905)	(24,552,521)	(667,419)	(23,133,695)
Net increase (decrease)	15,850	($1,144,916)	550,870	$15,254,388
Series NAV shares
Sold	1,753,670	$49,428,094	438,549	$14,570,288
Distributions reinvested	7,070,249	191,674,469	7,499,890	227,696,659
Repurchased	(4,606,701)	(135,462,829)	(5,735,988)	(208,485,118)
Net increase	4,217,218	$105,639,734	2,202,451	$33,781,829
Total net increase	4,493,433	$108,612,111	3,609,529	$70,294,055

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Capital Appreciation Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	92,180	$1,135,467	234,357	$3,695,985
Distributions reinvested	2,397,769	28,245,718	2,579,354	34,099,064
Repurchased	(2,058,597)	(26,179,184)	(1,903,516)	(29,249,713)
Net increase	431,352	$3,202,001	910,195	$8,545,336
Series II shares
Sold	162,207	$2,037,246	486,849	$7,320,563
Distributions reinvested	897,173	10,272,633	965,146	12,479,344
Repurchased	(1,073,167)	(13,367,542)	(1,119,865)	(17,239,440)
Net increase (decrease)	(13,787)	($1,057,663)	332,130	$2,560,467
Series NAV shares
Sold	8,799,080	$104,104,826	539,795	$8,384,298
Distributions reinvested	9,128,589	107,717,347	9,450,754	125,033,476
Repurchased	(5,499,616)	(69,731,058)	(10,410,295)	(164,623,592)
Net increase (decrease)	12,428,053	$142,091,115	(419,746)	($31,205,818)
Total net increase	12,845,618	$144,235,453	822,579	($20,100,015)

Capital Appreciation Value Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	152,092	$1,781,213	244,861	$2,980,999
Distributions reinvested	28,235	314,791	56,065	627,093
Repurchased	(28,219)	(323,701)	(512,523)	(6,024,640)
Net increase (decrease)	152,108	$1,772,303	(211,597)	($2,416,548)
Series II shares
Sold	251,189	$2,818,145	379,355	$4,759,661
Distributions reinvested	3,000,082	33,308,137	4,182,351	46,605,664
Repurchased	(3,345,809)	(38,296,978)	(2,942,391)	(36,884,657)
Net increase (decrease)	(94,538)	($2,170,696)	1,619,315	$14,480,668
Series NAV shares
Sold	2,841,690	$32,659,880	1,077,246	$13,620,462
Distributions reinvested	650,132	7,234,425	546,226	6,107,286
Repurchased	(560,535)	(6,429,437)	(307,641)	(3,742,832)
Net increase	2,931,287	$33,464,868	1,315,831	$15,984,916
Total net increase	2,988,857	$33,066,475	2,723,549	$28,049,036

Core Strategy Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	233,759	$3,355,829	232,408	$3,494,170
Distributions reinvested	521,723	7,450,440	498,609	7,059,975
Repurchased	(810,772)	(11,529,686)	(1,124,525)	(16,887,931)
Net decrease	(55,290)	($723,417)	(393,508)	($6,333,786)
Series II shares
Sold	2,254,060	$32,433,305	2,907,381	$44,100,653
Distributions reinvested	13,729,461	196,744,141	13,218,269	187,662,824
Repurchased	(20,694,706)	(293,848,212)	(21,466,426)	(321,596,574)
Net decrease	(4,711,185)	($64,670,766)	(5,340,776)	($89,833,097)
Series NAV shares
Sold	789,276	$11,256,270	725,405	$10,970,416
Distributions reinvested	715,185	10,226,138	637,756	9,041,577
Repurchased	(574,665)	(8,191,056)	(912,802)	(13,491,663)
Net increase	929,796	$13,291,352	450,359	$6,520,330
Total net decrease	(3,836,679)	($52,102,831)	(5,283,925)	($89,646,553)

Emerging Markets Value Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	114,871	$908,981	63,935	$527,052
Distributions reinvested	6,665	54,595	7,731	56,043
Repurchased	(94,359)	(738,390)	(82,613)	(671,687)
Net increase (decrease)	27,177	$225,186	(10,947)	($88,592)
Series II shares[1]
Sold	—	—	10,548	$100,000
Distributions reinvested	202	$1,652	230	$1,662
Net increase	202	$1,652	10,778	$101,662
Series NAV shares
Sold	3,776,348	$28,827,823	2,250,165	$18,601,107
Distributions reinvested	1,738,653	14,248,128	2,262,278	16,386,904
Repurchased	(24,581,537)	(200,341,261)	(3,269,255)	(30,453,181)
Net increase (decrease)	(19,066,536)	($157,265,310)	1,243,188	$4,534,830
Total net increase (decrease)	(19,039,157)	($157,038,472)	1,243,019	$4,547,900

1  The inception date for Series II shares is 5-27-15.

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Equity Income Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	67,876	$1,123,266	69,047	$1,247,984
Distributions reinvested	1,931,878	30,589,537	2,019,286	31,272,647
Repurchased	(2,285,430)	(36,844,457)	(2,497,095)	(44,659,531)
Net decrease	(285,676)	($5,131,654)	(408,762)	($12,138,900)
Series II shares
Sold	319,618	$5,172,211	250,166	$4,273,295
Distributions reinvested	1,038,810	16,361,583	1,043,660	16,091,481
Repurchased	(1,266,568)	(20,337,205)	(1,486,820)	(26,668,340)
Net increase (decrease)	91,860	$1,196,589	(192,994)	($6,303,564)
Series NAV shares
Sold	8,224,576	$134,072,176	1,062,111	$18,890,871
Distributions reinvested	9,346,534	147,492,096	9,712,237	149,956,963
Repurchased	(13,957,092)	(224,499,784)	(8,099,831)	(146,062,959)
Net increase	3,614,018	$57,064,488	2,674,517	$22,784,875
Total net increase	3,420,202	$53,129,423	2,072,761	$4,342,411

Financial Industries Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,378,025	$41,542,495	1,353,083	$19,393,061
Distributions reinvested	144,997	1,724,018	3,745,712	41,647,793
Repurchased	(2,539,822)	(27,074,864)	(1,498,860)	(20,790,523)
Net increase	983,200	$16,191,649	3,599,935	$40,250,331
Series II shares
Sold	380,345	$4,500,153	189,014	$2,635,808
Distributions reinvested	17,588	206,573	569,717	6,281,894
Repurchased	(505,738)	(5,423,332)	(361,254)	(5,499,553)
Net increase (decrease)	(107,805)	($716,606)	397,477	$3,418,149
Series NAV shares
Sold	312,394	$3,634,968	238,517	$3,879,563
Distributions reinvested	27,185	321,862	670,886	7,439,658
Repurchased	(328,283)	(3,531,145)	(237,308)	(3,469,861)
Net increase	11,296	$425,685	672,095	$7,849,360
Total net increase	886,691	$15,900,728	4,669,507	$51,517,840

Fundamental All Cap Core Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	282,133	$5,844,039	1,161,166	$27,151,281
Distributions reinvested	1,049,316	21,041,313	361,065	7,784,551
Repurchased	(1,863,707)	(38,842,264)	(921,679)	(21,254,112)
Net increase (decrease)	(532,258)	($11,956,912)	600,552	$13,681,720
Series II shares
Sold	45,694	$989,989	172,920	$4,041,167
Distributions reinvested	330,010	6,595,912	117,918	2,536,408
Repurchased	(395,235)	(8,088,725)	(560,835)	(13,011,370)
Net decrease	(19,531)	($502,824)	(269,997)	($6,433,795)
Series NAV shares
Sold	91,455	$1,855,339	216,106	$5,161,251
Distributions reinvested	9,327,458	187,990,199	3,097,189	67,054,149
Repurchased	(5,290,073)	(110,744,620)	(4,651,164)	(108,192,009)
Net increase (decrease)	4,128,840	$79,100,918	(1,337,869)	($35,976,609)
Total net increase (decrease)	3,577,051	$66,641,182	(1,007,314)	($28,728,684)

Fundamental Large Cap Value Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	320,295	$5,167,987	645,499	$11,331,705
Distributions reinvested	641,213	11,465,810	335,336	5,906,860
Repurchased	(4,468,881)	(75,540,484)	(3,666,568)	(64,588,293)
Net decrease	(3,507,373)	($58,906,687)	(2,685,733)	($47,349,728)
Series II shares
Sold	378,897	$6,133,176	271,194	$4,670,320
Distributions reinvested	227,506	4,097,304	107,195	1,900,761
Repurchased	(2,248,353)	(38,765,802)	(2,831,574)	(50,191,795)
Net decrease	(1,641,950)	($28,535,322)	(2,453,185)	($43,620,714)
Series NAV shares
Sold	666,398	$10,969,543	989,362	$17,301,361
Distributions reinvested	213,450	3,791,037	489,574	8,622,108
Repurchased	(41,906,790)	(715,364,348)	(7,528,471)	(134,982,375)
Net decrease	(41,026,942)	($700,603,768)	(6,049,535)	($109,058,906)
Total net decrease	(46,176,265)	($788,045,777)	(11,188,453)	($200,029,348)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

On November 2, 2016, Fundamental Large Cap Value Trust had a redemption in kind of $606,007,926, which represented approximately 44% of the portfolio on that date. For purposes of US GAAP, this transaction was treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Net realized gain resulting from such redemption in kind is shown on the Statements of operations.

Global Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	131,670	$2,324,191	157,042	$2,845,191
Distributions reinvested	341,341	6,227,844	169,136	3,126,911
Repurchased	(1,070,507)	(19,339,272)	(1,369,326)	(26,762,827)
Net decrease	(597,496)	($10,787,237)	(1,043,148)	($20,790,725)
Series II shares
Sold	79,711	$1,401,283	50,995	$971,823
Distributions reinvested	99,082	1,800,551	48,893	900,473
Repurchased	(455,596)	(8,055,452)	(703,118)	(13,693,704)
Net decrease	(276,803)	($4,853,618)	(603,230)	($11,821,408)
Series NAV shares
Sold	111,516	$1,961,014	353,632	$6,751,708
Distributions reinvested	133,710	2,450,175	456,779	8,435,967
Repurchased	(19,758,155)	(368,025,325)	(3,294,545)	(65,233,051)
Net decrease	(19,512,929)	($363,614,136)	(2,484,134)	($50,045,376)
Total net decrease	(20,387,228)	($379,254,991)	(4,130,512)	($82,657,509)

Health Sciences Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	207,558	$5,738,058	802,073	$29,482,994
Distributions reinvested	1,123,236	25,486,230	772,533	24,945,099
Repurchased	(1,612,250)	(42,745,374)	(1,019,968)	(34,113,973)
Net increase (decrease)	(281,456)	($11,521,086)	554,638	$20,314,120
Series II shares
Sold	236,246	$5,957,884	432,003	$15,195,699
Distributions reinvested	937,478	19,977,664	574,335	17,700,999
Repurchased	(1,064,720)	(26,354,490)	(856,418)	(29,395,091)
Net increase (decrease)	109,004	($418,942)	149,920	$3,501,607
Series NAV shares
Sold	332,001	$8,692,793	704,259	$25,268,211
Distributions reinvested	1,050,526	24,109,570	567,242	18,475,075
Repurchased	(678,680)	(17,929,921)	(584,783)	(20,650,498)
Net increase	703,847	$14,872,442	686,718	$23,092,788
Total net increase	531,395	$2,932,414	1,391,276	$46,908,515

International Equity Index Trust B	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,013,185	$29,078,074	2,013,164	$32,569,265
Distributions reinvested	495,179	7,281,119	455,620	6,814,690
Repurchased	(1,912,684)	(28,169,831)	(1,841,075)	(28,644,479)
Net increase	595,680	$8,189,362	627,709	$10,739,476
Series II shares
Sold	53,173	$777,182	65,786	$1,058,978
Distributions reinvested	23,786	350,454	25,682	384,636
Repurchased	(172,390)	(2,523,755)	(352,671)	(5,575,221)
Net decrease	(95,431)	($1,396,119)	(261,203)	($4,131,607)
Series NAV shares
Sold	991,677	$14,457,482	1,430,706	$23,065,488
Distributions reinvested	535,353	7,868,001	543,427	8,128,295
Repurchased	(1,560,245)	(22,839,791)	(2,140,605)	(32,698,878)
Net decrease	(33,215)	($514,308)	(166,472)	($1,505,095)
Total net increase	467,034	$6,278,935	200,034	$5,102,774

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

International Growth Stock Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	127,913	$2,027,038	87,693	$1,494,967
Distributions reinvested	4,359	67,675	3,857	60,947
Repurchased	(88,424)	(1,411,934)	(26,177)	(445,779)
Net increase	43,848	$682,779	65,373	$1,110,135
Series II shares
Sold	88,478	$1,379,051	218,322	$3,697,086
Distributions reinvested	17,674	275,435	21,465	$339,052
Repurchased	(240,271)	(3,731,726)	(252,119)	($4,200,760)
Net decrease	(134,119)	($2,077,240)	(12,332)	($164,622)
Series NAV shares
Sold	838,313	$13,213,693	559,423	$9,690,913
Distributions reinvested	420,764	6,540,418	471,439	7,452,899
Repurchased	(3,368,941)	(52,797,102)	(5,120,755)	(88,122,554)
Net decrease	(2,109,864)	($33,042,991)	(4,089,893)	($70,978,742)
Total net decrease	(2,200,135)	($34,437,452)	(4,036,852)	($70,033,229)

International Small Company Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	184,122	$2,230,693	241,976	$3,106,843
Distributions reinvested	52,019	645,735	54,276	643,323
Repurchased	(525,495)	(6,405,500)	(622,582)	(7,652,577)
Net decrease	(289,354)	($3,529,072)	(326,330)	($3,902,411)
Series II shares
Sold	120,281	$1,443,729	209,657	$2,650,487
Distributions reinvested	25,224	313,103	29,490	348,834
Repurchased	(364,345)	(4,433,529)	(382,346)	(4,698,088)
Net decrease	(218,840)	($2,676,697)	(143,199)	($1,698,767)
Series NAV shares
Sold	796,465	$9,665,689	895,997	$10,867,683
Distributions reinvested	94,388	1,170,659	80,335	952,566
Repurchased	(588,239)	(7,185,997)	(577,560)	(7,112,330)
Net increase	302,614	$3,650,351	398,772	$4,707,919
Total net decrease	(205,580)	($2,555,418)	(70,757)	($893,259)

International Value Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	200,157	$2,366,309	166,599	$2,092,557
Issued in reorganization (Note 12)	2,759,267	34,455,030	—	—
Distributions reinvested	185,056	2,234,481	136,370	1,602,486
Repurchased	(979,035)	(11,430,725)	(1,129,722)	(14,400,917)
Net increase (decrease)	2,165,445	$27,625,095	(826,753)	($10,705,874)
Series II shares
Sold	282,571	$3,355,324	349,680	$4,449,972
Issued in reorganization (Note 12)	1,112,508	13,864,699	—	—
Distributions reinvested	109,635	1,322,703	87,834	1,031,176
Repurchased	(955,796)	(11,118,614)	(1,182,578)	(15,077,114)
Net increase (decrease)	548,918	$7,424,112	(745,064)	($9,595,966)
Series NAV shares
Sold	1,514,409	$16,600,826	619,444	$7,550,240
Issued in reorganization (Note 12)	2,583,724	32,032,552	—	—
Distributions reinvested	1,223,460	14,670,334	1,267,772	14,784,164
Repurchased	(11,419,792)	(138,205,871)	(10,725,526)	(142,947,065)
Net decrease	(6,098,199)	($74,902,159)	(8,838,310)	($120,612,661)
Total net decrease	(3,383,836)	($39,852,952)	(10,410,127)	($140,914,501)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Lifestyle Aggressive PS Series	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	101,108	$1,262,631	75,000	$993,681
Distributions reinvested	13,934	177,442	4,624	57,894
Repurchased	(29,028)	(359,361)	(39,372)	(515,706)
Net increase	86,014	$1,080,712	40,252	$535,869
Series II shares
Sold	48,600	$598,883	81,581	$1,065,178
Distributions reinvested	70,558	897,536	25,134	314,574
Repurchased	(103,936)	(1,275,830)	(204,609)	(2,643,654)
Net increase (decrease)	15,222	$220,589	(97,894)	($1,263,902)
Series NAV shares
Sold	137,894	$1,795,437	34,127	$438,092
Distributions reinvested	9,893	126,020	1,414	17,710
Repurchased	(26,628)	(336,145)	(7,269)	(93,465)
Net increase	121,159	$1,585,312	28,272	$362,337
Total net increase (decrease)	222,395	$2,886,613	(29,370)	($365,696)

Lifestyle Balanced PS Series	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	251,549	$3,532,517	431,731	$6,127,816
Distributions reinvested	101,624	1,415,529	90,295	1,237,784
Repurchased	(270,893)	(3,752,634)	(344,810)	(4,905,194)
Net increase	82,280	$1,195,412	177,216	$2,460,406
Series II shares
Sold	5,100,448	$69,854,817	4,357,786	$62,059,934
Distributions reinvested	2,823,876	39,411,300	2,669,839	36,641,992
Repurchased	(8,229,629)	(112,332,889)	(6,435,511)	(91,067,709)
Net increase (decrease)	(305,305)	($3,066,772)	592,114	$7,634,217
Series NAV shares
Sold	1,240,875	$17,263,311	1,153,892	$16,430,057
Distributions reinvested	195,697	2,721,746	131,378	1,798,733
Repurchased	(164,521)	(2,277,985)	(132,981)	(1,894,714)
Net increase	1,272,051	$17,707,072	1,152,289	$16,334,076
Total net increase	1,049,026	$15,835,712	1,921,619	$26,428,699

Lifestyle Conservative PS Series	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	137,577	$1,816,883	200,584	$2,694,894
Distributions reinvested	25,834	337,070	24,053	311,521
Repurchased	(122,943)	(1,620,287)	(179,972)	(2,424,983)
Net increase	40,468	$533,666	44,665	$581,432
Series II shares
Sold	2,303,708	$30,154,810	1,916,832	$25,713,411
Distributions reinvested	504,021	6,593,600	505,275	6,555,023
Repurchased	(3,081,301)	(40,916,528)	(2,495,854)	(33,460,470)
Net decrease	(273,572)	($4,168,118)	(73,747)	($1,192,036)
Series NAV shares
Sold	177,821	$2,396,922	85,045	$1,142,726
Distributions reinvested	8,383	109,132	2,488	32,300
Repurchased	(11,835)	(154,970)	(60,156)	(794,963)
Net increase	174,369	$2,351,084	27,377	$380,063
Total net decrease	(58,735)	($1,283,368)	(1,705)	($230,541)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Lifestyle Growth PS Series	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	697,163	$10,136,569	669,098	$9,990,252
Issued in reorganization (Note 12)	2,998,783	43,539,274	—	—
Distributions reinvested	209,409	3,054,378	111,863	1,602,966
Repurchased	(308,031)	(4,466,408)	(504,487)	(7,566,797)
Net increase	3,597,324	$52,263,813	276,474	$4,026,421
Series II shares
Sold	12,339,255	$177,165,033	14,721,960	$219,100,393
Issued in reorganization (Note 12)	64,515,968	936,346,497	—	—
Distributions reinvested	7,270,805	106,188,151	5,143,179	73,732,707
Repurchased	(19,133,299)	(270,719,421)	(12,309,528)	(180,528,698)
Net increase	64,992,729	$948,980,260	7,555,611	$112,304,402
Series NAV shares
Sold	1,451,673	$20,996,363	1,257,836	$18,838,495
Issued in reorganization (Note 12)	3,952,421	57,376,678	—	—
Distributions reinvested	234,521	3,417,906	78,848	1,129,830
Repurchased	(255,753)	(3,696,517)	(36,882)	(551,040)
Net increase	5,382,862	$78,094,430	1,299,802	$19,417,285
Total net increase	73,972,915	$1,079,338,503	9,131,887	$135,748,108

Lifestyle Moderate PS Series	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	169,425	$2,305,748	183,080	$2,564,043
Distributions reinvested	31,302	427,796	27,733	374,100
Repurchased	(119,434)	(1,610,688)	(132,489)	(1,856,994)
Net increase	81,293	$1,122,856	78,324	$1,081,149
Series II shares
Sold	2,423,731	$32,488,564	1,581,056	$22,130,094
Distributions reinvested	913,725	12,516,179	929,459	12,555,899
Repurchased	(4,218,830)	(57,010,081)	(2,895,254)	(40,400,761)
Net decrease	(881,374)	($12,005,338)	(384,739)	($5,714,768)
Series NAV shares
Sold	473,229	$6,530,551	341,168	$4,765,225
Distributions reinvested	42,589	581,194	21,757	293,193
Repurchased	(43,430)	(590,290)	(24,500)	(343,034)
Net increase	472,388	$6,521,455	338,425	$4,715,384
Total net increase (decrease)	(327,693)	($4,361,027)	32,010	$81,765

Mid Cap Index Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,154,372	$65,102,303	2,148,027	$47,906,546
Distributions reinvested	3,660,591	74,098,309	3,230,404	63,405,793
Repurchased	(2,679,726)	(54,277,199)	(2,231,813)	(48,444,918)
Net increase	4,135,237	$84,923,413	3,146,618	$62,867,421
Series II shares
Sold	127,734	$2,623,279	183,234	$4,061,201
Distributions reinvested	313,133	6,304,135	308,014	6,013,037
Repurchased	(440,913)	(8,901,562)	(486,891)	(10,743,016)
Net increase (decrease)	(46)	$25,852	4,357	($668,778)
Series NAV shares
Sold	2,144,003	$44,055,772	1,676,399	$38,268,753
Distributions reinvested	598,482	12,117,435	571,843	11,221,024
Repurchased	(1,803,831)	(36,175,286)	(1,669,854)	(35,205,204)
Net increase	938,654	$19,997,921	578,388	$14,284,573
Total net increase	5,073,845	$104,947,186	3,729,363	$76,483,216

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Mid Cap Stock Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	247,682	$3,552,613	144,444	$2,472,707
Distributions reinvested	793,098	11,515,782	2,428,593	36,356,040
Repurchased	(1,624,460)	(23,187,696)	(1,485,778)	(26,898,710)
Net increase (decrease)	(583,680)	($8,119,301)	1,087,259	$11,930,037
Series II shares
Sold	69,652	$945,848	422,972	$7,094,367
Distributions reinvested	444,625	6,135,831	1,406,913	20,132,925
Repurchased	(1,143,348)	(15,505,633)	(1,019,597)	(17,585,506)
Net increase (decrease)	(629,071)	($8,423,954)	810,288	$9,641,786
Series NAV shares
Sold	361,959	$5,099,228	586,074	$10,750,201
Distributions reinvested	2,370,450	34,798,213	6,961,495	105,188,192
Repurchased	(4,355,998)	(64,566,953)	(4,473,514)	(85,257,004)
Net increase (decrease)	(1,623,589)	($24,669,512)	3,074,055	$30,681,389
Total net increase (decrease)	(2,836,340)	($41,212,767)	4,971,602	$52,253,212

Mid Value Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,837,862	$32,671,603	427,756	$5,561,147
Distributions reinvested	3,630,231	39,689,552	5,719,779	60,261,049
Repurchased	(3,092,021)	(34,360,083)	(5,214,947)	(66,366,461)
Net increase (decrease)	3,376,072	$38,001,072	932,588	($544,265)
Series II shares
Sold	347,601	$4,018,284	57,951	$710,590
Distributions reinvested	748,613	8,179,863	1,177,341	12,398,213
Repurchased	(877,012)	(9,945,026)	(1,130,851)	(15,081,066)
Net increase (decrease)	219,202	$2,253,121	104,441	($1,972,263)
Series NAV shares
Sold	1,297,866	$15,133,978	667,942	$9,048,049
Distributions reinvested	4,900,129	53,328,282	8,076,421	84,777,793
Repurchased	(7,667,902)	(85,901,234)	(5,142,151)	(69,863,730)
Net increase (decrease)	(1,469,907)	($17,438,974)	3,602,212	$23,962,112
Total net increase	2,125,367	$22,815,219	4,639,241	$21,445,584

Mutual Shares Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	4,310	$49,323	530,522	$6,137,893
Distributions reinvested	2,292,328	26,161,592	1,756,166	20,716,912
Repurchased	(2,220,828)	(26,121,515)	(1,934,792)	(26,637,644)
Net increase	75,810	$89,400	351,896	$217,161
Series NAV shares[1]
Sold	—	—	56,483	$667,065
Distributions reinvested	3,264,897	$37,317,768	3,719,181	43,875,722
Repurchased	(33,032,793)	(378,234,915)	(3,932,296)	(53,986,164)
Net decrease	(29,767,896)	($340,917,147)	(156,632)	($9,443,377)
Total net increase (decrease)	(29,692,086)	($340,827,747)	195,264	($9,226,216)

1  All Series NAV shares were redeemed on 10-17-16.

Real Estate Securities Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	179,729	$3,499,878	183,178	$3,287,637
Distributions reinvested	162,344	2,951,550	99,481	1,710,648
Repurchased	(751,211)	(14,080,111)	(1,102,814)	(19,664,072)
Net decrease	(409,138)	($7,628,683)	(820,155)	($14,665,787)
Series II shares
Sold	195,829	$3,751,304	379,619	$6,887,684
Distributions reinvested	90,828	1,655,649	55,435	953,383
Repurchased	(573,737)	(10,855,857)	(1,099,607)	(19,606,427)
Net decrease	(287,080)	($5,448,904)	(664,553)	($11,765,360)
Series NAV shares
Sold	408,215	$7,717,064	1,006,831	$17,994,079
Distributions reinvested	514,767	9,299,342	313,408	5,361,772
Repurchased	(1,590,433)	(30,052,990)	(2,136,142)	(37,903,250)
Net decrease	(667,451)	($13,036,584)	(815,903)	($14,547,399)
Total net decrease	(1,363,669)	($26,114,171)	(2,300,611)	($40,978,546)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Science & Technology Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,012,576	$23,380,744	1,267,597	$32,854,144
Distributions reinvested	2,533,287	57,150,948	3,266,140	70,613,953
Repurchased	(3,001,321)	(68,424,922)	(1,670,266)	(43,148,788)
Net increase	544,542	$12,106,770	2,863,471	$60,319,309
Series II shares
Sold	117,972	$2,652,551	217,979	$5,366,421
Distributions reinvested	266,588	5,803,630	350,225	7,354,718
Repurchased	(401,721)	(8,892,313)	(423,499)	(11,055,942)
Net increase (decrease)	(17,161)	($436,132)	144,705	$1,665,197
Series NAV shares
Sold	353,789	$8,291,233	286,912	$7,715,621
Distributions reinvested	186,407	4,240,765	207,782	4,523,412
Repurchased	(258,298)	(5,996,693)	(130,668)	(3,416,397)
Net increase	281,898	$6,535,305	364,026	$8,822,636
Total net increase	809,279	$18,205,943	3,372,202	$70,807,142

Small Cap Growth Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	653,494	$5,108,950	874,560	$9,995,431
Distributions reinvested	964,940	7,536,179	2,254,736	20,495,548
Repurchased	(2,928,154)	(23,103,654)	(2,026,898)	(21,419,716)
Net increase (decrease)	(1,309,720)	($10,458,525)	1,102,398	$9,071,263
Series II shares
Sold	307,333	$2,363,613	779,288	$8,231,774
Distributions reinvested	353,250	2,635,244	762,836	6,667,182
Repurchased	(911,335)	(6,757,249)	(687,021)	(7,292,599)
Net increase (decrease)	(250,752)	($1,758,392)	855,103	$7,606,357
Series NAV shares
Sold	1,313,482	$10,073,716	1,613,605	$15,171,667
Distributions reinvested	3,316,617	26,168,107	6,370,152	58,414,290
Repurchased	(5,816,917)	(47,149,430)	(3,498,816)	(40,842,809)
Net increase (decrease)	(1,186,818)	($10,907,607)	4,484,941	$32,743,148
Total net increase (decrease)	(2,747,290)	($23,124,524)	6,442,442	$49,420,768

Small Cap Index Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,319,467	$46,244,354	1,860,584	$27,765,330
Distributions reinvested	1,947,946	26,486,593	2,089,394	27,800,560
Repurchased	(2,022,185)	(27,005,427)	(2,006,680)	(29,536,879)
Net increase	3,245,228	$45,725,520	1,943,298	$26,029,011
Series II shares
Sold	135,317	$1,886,498	49,453	$709,277
Distributions reinvested	252,069	3,402,977	310,426	4,104,906
Repurchased	(366,817)	(4,889,321)	(698,649)	(10,356,354)
Net increase (decrease)	20,569	$400,154	(338,770)	($5,542,171)
Series NAV shares
Sold	1,281,851	$17,869,332	1,181,445	$18,185,191
Distributions reinvested	619,790	8,436,837	693,665	9,244,958
Repurchased	(691,273)	(9,200,439)	(1,439,418)	(20,562,482)
Net increase	1,210,368	$17,105,730	435,692	$6,867,667
Total net increase	4,476,165	$63,231,404	2,040,220	$27,354,507

Small Cap Opportunities Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	57,299	$1,747,735	39,665	$1,252,006
Distributions reinvested	317,968	8,934,910	132,579	3,807,671
Repurchased	(445,698)	(12,832,389)	(462,658)	(14,541,280)
Net decrease	(70,431)	($2,149,744)	(290,414)	($9,481,603)
Series II shares
Sold	44,445	$1,268,849	90,783	$2,825,823
Distributions reinvested	126,373	3,499,264	55,087	1,560,627
Repurchased	(271,242)	(7,782,945)	(260,961)	(8,077,364)
Net decrease	(100,424)	($3,014,832)	(115,091)	($3,690,914)
Series NAV shares
Sold	141,566	$4,025,029	88,135	$2,741,082
Distributions reinvested	303,298	8,480,211	136,599	3,905,359
Repurchased	(702,415)	(20,434,931)	(1,155,159)	(36,259,853)
Net decrease	(257,551)	($7,929,691)	(930,425)	($29,613,412)
Total net decrease	(428,406)	($13,094,267)	(1,335,930)	($42,785,929)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Small Cap Value Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,000,704	$20,986,663	926,070	$21,221,240
Distributions reinvested	2,420,012	47,283,963	2,650,452	51,738,732
Repurchased	(2,030,980)	(40,796,437)	(1,822,292)	(42,289,278)
Net increase	1,389,736	$27,474,189	1,754,230	$30,670,694
Series II shares
Sold	233,879	$4,797,499	206,556	$4,634,513
Distributions reinvested	263,865	5,121,442	289,105	5,608,772
Repurchased	(357,188)	(7,185,700)	(468,988)	(10,993,641)
Net increase (decrease)	140,556	$2,733,241	26,673	($750,356)
Series NAV shares
Sold	679,973	$14,318,539	525,949	$12,198,965
Distributions reinvested	2,175,408	42,399,254	2,502,841	48,768,566
Repurchased	(2,681,226)	(55,409,577)	(2,032,702)	(46,718,631)
Net increase	174,155	$1,308,216	996,088	$14,248,900
Total net increase	1,704,447	$31,515,646	2,776,991	$44,169,238

Small Company Growth Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	425,399	$10,767,164	—	—
Distributions reinvested	661,276	16,386,423	13,446	$370,025
Repurchased	(704,282)	(18,674,053)	(738,619)	(21,550,458)
Net increase (decrease)	382,393	$8,479,534	(725,173)	($21,180,433)

Small Company Value Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	185,715	$3,816,599	33,869	$743,346
Distributions reinvested	504,118	9,883,884	489,096	9,613,168
Repurchased	(465,746)	(9,370,597)	(474,686)	(11,160,185)
Net increase (decrease)	224,087	$4,329,886	48,279	($803,671)
Series II shares
Sold	135,762	$2,826,919	89,723	$1,976,583
Distributions reinvested	430,988	8,304,671	407,648	7,892,014
Repurchased	(407,099)	(8,200,087)	(452,955)	(10,375,595)
Net increase (decrease)	159,651	$2,931,503	44,416	($506,998)
Series NAV shares
Sold	177,558	$3,681,105	92,522	$2,192,913
Distributions reinvested	1,506,818	29,468,008	1,593,584	31,260,908
Repurchased	(4,136,310)	(85,625,136)	(1,224,054)	(27,765,761)
Net increase (decrease)	(2,451,934)	($52,476,023)	462,052	$5,688,060
Total net increase (decrease)	(2,068,196)	($45,214,634)	554,747	$4,377,391

Strategic Equity Allocation Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	97,913,326	$1,596,511,395	15,919,799	$280,757,332
Distributions reinvested	23,230,308	385,513,756	36,852,938	588,655,401
Repurchased	(79,937,195)	(1,313,058,461)	(86,761,139)	(1,516,117,582)
Net increase (decrease)	41,206,439	$668,966,690	(33,988,402)	($646,704,849)

Total Stock Market Index Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,222,161	$40,397,710	2,292,126	$41,936,087
Distributions reinvested	733,387	13,722,877	1,135,428	19,605,517
Repurchased	(3,271,245)	(59,210,090)	(3,573,713)	(64,971,958)
Net decrease	(315,697)	($5,089,503)	(146,159)	($3,430,354)
Series II shares
Sold	31,011	$576,467	92,532	$1,700,956
Distributions reinvested	52,813	984,323	87,962	1,510,441
Repurchased	(222,712)	(3,995,615)	(425,386)	(7,721,213)
Net decrease	(138,888)	($2,434,825)	(244,892)	($4,509,816)
Series NAV shares
Sold	1,543,297	$28,577,907	646,802	$11,891,660
Distributions reinvested	183,452	3,434,609	241,100	4,165,696
Repurchased	(469,926)	(8,566,481)	(392,737)	(7,186,418)
Net increase	1,256,823	$23,446,035	495,165	$8,870,938
Total net increase	802,238	$15,921,707	104,114	$930,768

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Utilities Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	757,746	$9,869,284	262,071	$3,917,387
Distributions reinvested	1,473,184	18,933,906	3,511,774	45,797,552
Repurchased	(4,905,718)	(62,256,739)	(6,125,993)	(91,071,252)
Net decrease	(2,674,788)	($33,453,549)	(2,352,148)	($41,356,313)
Series II shares
Sold	114,783	$1,481,693	95,107	$1,403,361
Distributions reinvested	73,893	940,196	176,373	2,277,667
Repurchased	(286,946)	(3,658,363)	(432,905)	(6,552,829)
Net decrease	(98,270)	($1,236,474)	(161,425)	($2,871,801)
Series NAV shares
Sold	232,278	$3,014,423	260,892	$3,700,466
Distributions reinvested	141,848	1,818,062	357,377	4,653,713
Repurchased	(682,614)	(8,783,238)	(545,771)	(7,342,974)
Net increase (decrease)	(308,488)	($3,950,753)	72,498	$1,011,205
Total net decrease	(3,081,546)	($38,640,776)	(2,441,075)	($43,216,909)

Value Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	177,989	$3,603,993	375,911	$9,050,918
Distributions reinvested	2,241,524	44,788,747	3,584,872	75,488,603
Repurchased	(4,671,893)	(94,152,931)	(2,785,898)	(66,992,638)
Net increase (decrease)	(2,252,380)	($45,760,191)	1,174,885	$17,546,883
Series II shares
Sold	54,836	$1,104,221	92,573	$2,286,542
Distributions reinvested	118,568	2,355,063	183,203	3,837,095
Repurchased	(229,154)	(4,557,073)	(269,897)	(6,771,845)
Net increase (decrease)	(55,750)	($1,097,789)	5,879	($648,208)
Series NAV shares
Sold	159,055	$3,157,547	489,425	$10,911,381
Distributions reinvested	149,863	2,991,759	202,005	4,249,880
Repurchased	(535,974)	(10,850,264)	(144,136)	(3,664,223)
Net increase (decrease)	(227,056)	($4,700,958)	547,294	$11,497,038
Total net increase (decrease)	(2,535,186)	($51,558,938)	1,728,058	$28,395,713

Affiliates of the Trust owned 100% of shares of the portfolios. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.

7.  PURCHASE AND SALE OF SECURITIES Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations are aggregated below for the year ended December 31, 2016:

	Purchases		Sales
Portfolio	U.S. Government	Other Issuers	U.S. Government	Other Issuers
500 Index Trust B	—	$245,493,121	—	$144,112,885
All Cap Core Trust	—	483,102,531	—	622,378,067
Alpha Opportunities Trust	—	498,289,567	—	1,046,471,643
American Asset Allocation Trust	—	65,133,220	—	152,527,230
American Global Growth Trust	—	30,940,111	—	38,799,873
American Growth Trust	—	102,647,263	—	140,647,513
American Growth-Income Trust	—	134,824,690	—	155,720,113
American International Trust	—	88,256,652	—	96,439,057
American New World Trust	—	6,848,520	—	8,682,171
Blue Chip Growth Trust	—	468,087,890	—	618,695,415
Capital Appreciation Trust	—	397,412,513	—	400,240,496
Capital Appreciation Value Trust	—	232,460,642	—	220,997,045
Core Strategy Trust	—	158,856,384	—	308,694,069
Emerging Markets Value Trust	—	149,444,047	—	308,351,501
Equity Income Trust	—	453,608,325	—	557,974,229
Financial Industries Trust	—	90,093,692	—	67,946,404
Fundamental All Cap Core Trust	—	397,037,827	—	531,622,303
Fundamental Large Cap Value Trust	—	373,551,772	—	545,054,960
Global Trust	—	109,469,551	—	502,103,973
Health Sciences Trust	—	78,566,415	—	138,518,836
International Equity Index Trust B	—	28,929,913	—	35,445,863
International Growth Stock Trust	—	53,442,643	—	90,890,899
International Small Company Trust	—	13,180,622	—	16,116,262
International Value Trust	—	217,185,413	—	320,401,088

PURCHASE AND SALE OF SECURITIES, CONTINUED

	Purchases		Sales
Portfolio	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Lifestyle Aggressive PS Series	—	$4,428,794	—	$1,907,346
Lifestyle Balanced PS Series	—	109,628,315	—	106,476,351
Lifestyle Conservative PS Series	—	37,961,215	—	40,602,206
Lifestyle Growth PS Series	—	274,206,485	—	264,327,859
Lifestyle Moderate PS Series	—	46,970,975	—	55,152,947
Mid Cap Index Trust	—	206,295,211	—	177,337,160
Mid Cap Stock Trust	—	592,853,127	—	681,416,673
Mid Value Trust	—	396,609,074	—	447,583,035
Mutual Shares Trust	—	103,652,052	—	462,109,853
Real Estate Securities Trust	—	603,858,155	—	621,538,279
Science & Technology Trust	—	519,597,433	—	549,544,740
Small Cap Growth Trust	—	361,567,592	—	412,517,110
Small Cap Index Trust	—	109,756,336	—	92,944,364
Small Cap Opportunities Trust	—	68,079,128	—	101,408,895
Small Cap Value Trust	—	101,601,573	—	158,783,665
Small Company Growth Trust	—	38,166,401	—	45,901,090
Small Company Value Trust	—	68,934,023	—	157,802,334
Strategic Equity Allocation Trust	—	1,795,667,251	—	2,105,496,045
Total Stock Market Index Trust	—	19,760,229	—	35,989,398
Utilities Trust	—	103,125,289	—	159,502,298
Value Trust	—	178,389,897	—	261,408,558

8.  INVESTMENT BY AFFILIATED FUNDS Certain investors in the portfolios are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of the portfolio’s net assets. The following affiliated portfolios owned 5% or more of the portfolio’s net assets:

Portfolio	Affiliated Concentration
All Cap Core Trust	54.2%
Alpha Opportunities Trust	94.3%
Blue Chip Growth Trust	36.7%
Capital Appreciation Trust	58.0%
Emerging Markets Value Trust	84.3%
Equity Income Trust	53.8%
International Growth Stock Trust	81.9%
International Value Trust	59.2%
Mid Cap Stock Trust	40.4%
Mid Value Trust	35.0%
Small Cap Growth Trust	32.3%
Small Cap Opportunities Trust	27.0%
Small Cap Value Trust	16.8%
Small Company Growth Trust	100.0%
Small Company Value Trust	42.5%
Strategic Equity Allocation Trust	100.0%

9.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS Core Strategy Trust, Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolio’s investment may represent a significant portion of each underlying fund’s net assets. At December 31, 2016, the following portfolios held 5% or more of the net assets of the underlying funds shown below:

Portfolio	Affiliate Series NAV	Percentage of Underlying Portfolio’s Net Assets
Core Strategy Trust	Strategic Equity Allocation Trust	23.1%
	Bond Trust	11.5%
Lifestyle Balance PS Series	Bond Trust	5.4%
Lifestyle Growth PS Series	Strategic Equity Allocation Trust	19.7%
	Bond Trust	9.9%

Information regarding the portfolios’ fiscal year to date purchases and sale of the JHVIT affiliated underlying funds as well as income and capital gains earned by the portfolios from their investments in affiliated underlying funds is as follows:

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Ending value
Core Strategy Trust
Bond	82,607,762	4,474,234	(8,070,773)	79,011,223	$31,257,654	—	($2,836,849)	$1,051,639,381
Strategic Equity Allocation	158,519,724	5,922,521	(12,040,711)	152,401,534	43,980,439	$51,816,095	40,324,630	2,569,489,857
					$75,238,093	$51,816,095	$37,487,781	$3,621,129,238
Lifestyle Aggressive PS Series
Strategic Equity Allocation	1,056,699	202,181	(57,974)	1,200,906	$338,055	$380,659	($49,868)	$20,247,268

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Ending value

Lifestyle Balanced PS Series
Bond	36,773,458	4,768,948	(4,576,997)	36,965,409	$14,639,595	—	$190,647	$492,009,598
Strategic Equity Allocation	30,214,068	2,805,770	(2,719,039)	30,300,799	8,812,717	$10,280,026	658,929	510,871,465
					$23,452,312	$10,280,026	$849,576	$1,002,881,063
Lifestyle Conservative PS Series
Bond	11,446,987	1,871,755	(1,883,207)	11,435,535	$4,775,154	—	$165,641	$152,206,971
Strategic Equity Allocation	2,340,516	801,040	(906,801)	2,234,755	695,656	$838,856	(500,418)	37,677,968
					$5,470,810	$838,856	($334,777)	$189,884,939
Lifestyle Growth PS Series
Bond	44,622,699	35,744,720	(12,493,189)	67,874,230	$23,774,941	—	$482,919	$903,405,997
Strategic Equity Allocation	85,810,005	49,700,328	(5,788,507)	129,721,826	34,482,924	$28,726,643	1,694,911	2,187,109,987
					$58,257,865	$28,726,643	$2,177,830	$3,090,515,984
Lifestyle Moderate PS Series
Bond	14,527,898	2,067,681	(2,181,175)	14,414,404	$5,761,471	—	$92,476	$191,855,721
Strategic Equity Allocation	7,926,674	1,193,033	(1,559,283)	7,560,424	2,284,300	$2,661,555	(176,978)	127,468,749
					$8,045,771	$2,661,555	($84,502)	$319,324,470

10.  INTERFUND TRADING The portfolios are permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the portfolios from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2016 the portfolios engaged in securities purchases and sales with affiliated funds, some of which have different fiscal reporting periods, as follows:

Fund	Purchases	Sales
Blue Chip Growth Trust	—	$344,873
Capital Appreciation Trust	$221,469	—
Capital Appreciation Value Trust	243,930	235,614
Equity Income Trust	582,578	673,312
Fundamental Large Cap Value Trust	—	37,133,212
Global Trust	—	4,132,050
Health Sciences Trust	82,818	—
Mid Value Trust	1,078,448	268,681
Small Cap Opportunities Trust	1,683,085	—
Small Company Growth Trust	3,802,302	1,720,274
Small Company Value Trust	305,476	328,554
Utilities Trust	434,450	163,758
Value Trust	462,786	—

11.  DIRECT PLACEMENT SECURITIES The portfolios may hold private placement securities which are restricted as to resale and the portfolio has limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at December 31, 2016.

Portfolio	Issuer, Description	Original acquisition date	Acquisition cost	Beginning share/par amount		Ending share/par amount		Value as a percentage of portfolio’s net assets	Value as of 12-31-16
Alpha Opportunities Trust	Birst, Inc., Series F	3/3/2015	$269,102	46,072		46,072		0.2%	$215,617
Alpha Opportunities Trust	Cloudera, Inc., Series F	2/5/2014	229,626	15,771		15,771		0.2%	306,115
Alpha Opportunities Trust	DocuSign, Inc., Series B	2/28/2014	11,360	865		865		0.0%*	13,996
Alpha Opportunities Trust	DocuSign, Inc., Series B1	3/3/2014	3,401	259		259		0.0%*	4,191
Alpha Opportunities Trust	DocuSign, Inc., Series D	3/3/2014	8,155	621		621		0.0%*	10,048
Alpha Opportunities Trust	DocuSign, Inc., Series E	3/3/2014	176,696	16,071		13,455		0.2%	217,702
	Sold: 2,616 shares
Alpha Opportunities Trust	DraftKings, Inc.	12/22/2015	48,473	48,473		48,473		0.0%	48,473
Alpha Opportunities Trust	DraftKings, Inc., Series C	12/4/2014	135,907	75,450		75,450		0.1%	155,427
Alpha Opportunities Trust	Dropbox, Inc., Series C	1/28/2014	208,108	10,895		10,895		0.1%	138,802
Alpha Opportunities Trust	Essence Group Holdings Corp.	5/1/2014	321,999	203,629		203,629		0.4%	498,891
Alpha Opportunities Trust	Forward Ventures LLC	11/20/2014	446,608	143,460	**	143,460	**	0.5%	628,642
Alpha Opportunities Trust	Jand, Inc., Class A	4/23/2015	40,141	3,495		3,495		0.0%*	34,705
Alpha Opportunities Trust	Jand, Inc., Series D	4/23/2015	89,643	7,805		7,805		0.1%	77,504
Alpha Opportunities Trust	Lithium Technology Corp.	8/18/2014	578,207	118,631		118,631		0.4%	525,535
Alpha Opportunities Trust	Lookout, Inc., Series F	7/31/2014	287,565	25,174		25,174		0.1%	178,484
Alpha Opportunities Trust	MarkLogic Corp., Series F	4/27/2015	358,170	30,839		30,839		0.2%	272,000
Alpha Opportunities Trust	Pinterest, Inc., Series G	3/16/2015	1,163,695	162,095	***	162,095	***	0.7%	956,361
Alpha Opportunities Trust	Redfin Corp.	12/15/2014	257,887	78,202		78,202		0.2%	319,846
Alpha Opportunities Trust	The Honest Company, Inc. (Common Stock)	8/20/2014	103,927	3,841		3,841		0.1%	123,757

DIRECT PLACEMENT SECURITIES, CONTINUED

Portfolio	Issuer, Description	Original acquisition date	Acquisition cost	Beginning share/par amount		Ending share/par amount		Value as a percentage of portfolio’s net assets	Value as of 12-31-16
Alpha Opportunities Trust	The Honest Company, Inc. (Preferred Stock)	8/20/2014	$242,515	8,963		8,963		0.2%	$288,788
Alpha Opportunities Trust	Uber Technologies, Inc.	6/5/2014	2,206,328	142,224		142,224		5.1%	6,936,577
Alpha Opportunities Trust	Veracode, Inc.	8/26/2014	345,534	18,712		18,712		0.3%	407,922
Alpha Opportunities Trust	WeWork Companies, Inc., Class A	12/8/2014	42,527	2,554		2,554		0.1%	128,191
Alpha Opportunities Trust	WeWork Companies, Inc., Series D1	12/8/2014	211,370	12,694		12,694		0.5%	637,140
Alpha Opportunities Trust	WeWork Companies, Inc., Series D2	12/8/2014	166,079	9,974		9,974		0.4%	500,618
Alpha Opportunities Trust	Zuora, Inc., Series F	1/15/2015	379,546	99,899		99,899		0.3%	361,634
									$13,986,966

Health Sciences Trust	Acerta Pharma BV, Class B	2/8/2016	$128,018	—		4,276,305		0.1%	$317,729
	Bought: 4,276,305 shares
Health Sciences Trust	Doximity, Inc.	4/10/2014	152,390	31,611		31,611		0.1%	165,926
Health Sciences Trust	Jand, Inc., Class A	4/23/2015	170,752	14,867		14,867		0.1%	147,629
Health Sciences Trust	Jand, Inc., Series D	4/23/2015	381,289	33,198		33,198		0.1%	329,656
Health Sciences Trust	Ovid Therapeutics, Inc., Series B	8/10/2015	85,638	13,746		13,746		0.0%*	55,671
Health Sciences Trust	RPI International Holdings LP	5/21/2015	360,302	3,056		3,056		0.1%	360,309
									$1,376,920

Mid Cap Stock Trust	Birst, Inc., Series F	3/3/2015	$1,916,989	328,201		328,201		0.2%	$1,535,981
Mid Cap Stock Trust	DocuSign, Inc., Series B	2/28/2014	81,224	6,185		6,185		0.0%*	100,073
Mid Cap Stock Trust	DocuSign, Inc., Series B1	3/3/2014	24,334	1,853		1,853		0.0%*	29,982
Mid Cap Stock Trust	DocuSign, Inc., Series D	3/3/2014	58,374	4,445		4,445		0.0%*	71,920
Mid Cap Stock Trust	DocuSign, Inc., Series E	2/28/2014	1,263,888	114,951		96,242		0.2%	1,557,196
	Sold: 18,709 shares
Mid Cap Stock Trust	DraftKings, Inc.	12/22/2015	396,255	$396,255		$396,255		0.1%	396,255
Mid Cap Stock Trust	DraftKings, Inc., Series C	12/4/2014	975,827	541,740		541,740		0.2%	1,115,984
Mid Cap Stock Trust	Essence Group Holdings Corp.	5/1/2014	2,308,001	1,459,559		1,459,559		0.5%	3,575,920
Mid Cap Stock Trust	Forward Ventures LLC	11/20/2014	3,219,745	1,034,250	**	1,034,250	**	0.7%	4,532,084
Mid Cap Stock Trust	Jand, Inc., Class A	4/23/2015	290,613	25,303		25,303		0.0%*	251,259
Mid Cap Stock Trust	Jand, Inc., Series D	4/23/2015	648,942	56,502		56,502		0.1%	561,065
Mid Cap Stock Trust	Lithium Technology Corp.	8/18/2014	4,115,796	844,439		844,439		0.6%	3,740,865
Mid Cap Stock Trust	Lookout, Inc., Series F	7/31/2014	2,122,743	185,829		185,829		0.2%	1,317,528
Mid Cap Stock Trust	MarkLogic Corp., Series F	4/27/2015	2,580,629	222,196		222,196		0.3%	1,959,769
Mid Cap Stock Trust	One Kings Lane, Inc.	1/28/2014	4,666,633	302,694		302,694		0.0%*	314,802
Mid Cap Stock Trust	Pinterest, Inc., Series G	3/16/2015	2,096,941	292,090	***	292,090	***	0.3%	1,723,331
Mid Cap Stock Trust	Redfin Corp.	12/15/2014	1,825,650	553,613		553,613		0.3%	2,264,277
Mid Cap Stock Trust	The Honest Company, Inc. (Common Stock)	8/20/2014	772,269	28,542		28,542		0.1%	919,623
Mid Cap Stock Trust	The Honest Company, Inc. (Preferred Stock)	8/20/2014	1,801,962	66,598		66,598		0.3%	2,145,788
Mid Cap Stock Trust	Uber Technologies, Inc.	6/5/2014	9,067,440	584,504		584,504		4.2%	28,507,546
Mid Cap Stock Trust	Veracode, Inc.	8/26/2014	2,528,610	136,934		136,934		0.4%	2,985,161
Mid Cap Stock Trust	WeWork Companies, Inc., Class A	12/8/2014	303,018	18,198		18,198		0.1%	913,399
Mid Cap Stock Trust	WeWork Companies, Inc., Series D1	12/8/2014	1,506,031	90,446		90,446		0.7%	4,539,688
Mid Cap Stock Trust	WeWork Companies, Inc., Series D2	12/8/2014	1,183,315	71,065		71,065		0.5%	3,566,912
Mid Cap Stock Trust	Zuora, Inc., Series F	1/15/2015	2,719,296	715,736		715,736		0.4%	2,590,964
									$71,217,372

Science & Technology Trust	Airbnb, Inc., Series E	7/14/2015	$802,846	8,624		8,624		0.2%	$905,520
Science & Technology Trust	Cloudera, Inc., Series F	2/5/2014	309,065	21,227		21,227		0.1%	412,016
Science & Technology Trust	Dropbox, Inc., Class B	5/2/2012	67,334	7,441		7,441		0.0%*	94,798
Science & Technology Trust	Dropbox, Inc., Series A	5/2/2012	83,623	9,241		9,241		0.0%*	117,730
Science & Technology Trust	Dropbox, Inc., Series A1	5/2/2012	805,424	89,006		89,006		0.2%	1,133,936
Science & Technology Trust	Flipkart, Ltd.	3/19/2015	55,860	490		490		0.0%*	55,326
Science & Technology Trust	Flipkart, Ltd., Series A	3/19/2015	19,152	168		168		0.0%*	18,969
Science & Technology Trust	Flipkart, Ltd., Series C	3/19/2015	33,630	295		295		0.0%*	33,308
Science & Technology Trust	Flipkart, Ltd., Series E	3/19/2015	62,586	549		549		0.0%*	61,988
Science & Technology Trust	Flipkart, Ltd., Series G	12/17/2014	377,484	3,152		3,152		0.1%	355,892
Science & Technology Trust	Xiaoju Kuaizhi, Inc.	10/19/2015	260,905	9,513		9,513		0.1%	327,247
									$3,516,730

Small Cap Growth Trust	Cloudera, Inc., Series F	2/5/2014	$1,153,560	79,228		79,228		0.4%	$1,537,815
Small Cap Growth Trust	DocuSign, Inc., Series B	2/28/2014	38,557	2,936		2,936		0.0%*	47,504
Small Cap Growth Trust	DocuSign, Inc., Series B1	3/3/2014	11,557	880		880		0.0%*	14,238

DIRECT PLACEMENT SECURITIES, CONTINUED

Portfolio	Issuer, Description	Original acquisition date	Acquisition cost	Beginning share/par amount	Ending share/par amount	Value as a percentage of portfolio’s net assets	Value as of 12-31-16
Small Cap Growth Trust	DocuSign, Inc., Series D	3/3/2014	$27,709	2,110	2,110	0.0%*	$34,140
Small Cap Growth Trust	DocuSign, Inc., Series E	3/3/2014	600,032	54,573	45,691	0.2%	739,280
	Sold: 8,882 shares
Small Cap Growth Trust	DraftKings, Inc., Series D	7/13/2015	544,043	96,835	100,673	0.1%	384,571
	Bought: 3,838 shares
Small Cap Growth Trust	DraftKings, Inc., Series D1	8/11/2015	690,722	90,109	90,109	0.1%	457,754
Small Cap Growth Trust	MarkLogic Corp., Series F	4/27/2015	1,781,885	153,423	153,423	0.4%	1,353,191
Small Cap Growth Trust	Telogis, Inc. (Common Stock)	9/27/2013	938,340	473,646	473,646	0.4%	1,364,101
Small Cap Growth Trust	Telogis, Inc. (Preferred Stock)	9/27/2013	1,419,833	645,027	645,027	0.7%	2,554,307
Small Cap Growth Trust	The Honest Company, Inc.	8/3/2015	1,233,280	26,954	26,954	0.2%	868,458
Small Cap Growth Trust	Veracode, Inc.	8/26/2014	1,211,529	65,609	65,609	0.4%	1,430,276
Small Cap Growth Trust	Zuora, Inc., Series F	1/15/2015	1,533,808	403,708	403,708	0.4%	1,461,423
							$12,247,058

*	Less than 0.05%
**	Ten-to-one stock split
***	Five-to-one stock split

12. REORGANIZATION

JHVIT Franklin Templeton Founding Allocation Trust.  On September 20, 2016, the shareholders of Franklin Templeton Founding Allocation Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Lifestyle Growth PS Series (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to the Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to consolidate the Acquired Portfolio with portfolios with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or their shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on October 21, 2016. The following outlines the reorganization:

Acquiring Portfolio	Acquired Portfolio	Acquired Net Asset Value of the Acquired Portfolio	Appreciation of the Acquired Portfolio Investment	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Lifestyle Growth PS Series	Franklin Templeton Founding Allocation Trust	$1,037,262,449	$5,824,994	86,875,495	71,467,172	$2,006,067,065	$3,043,329,514

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that have been included in the Acquiring Portfolio’s Statement of operations at December 31, 2016. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisition had been completed on January 1, 2016, the beginning of the reporting period, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2016 are as follow:

Net investment income	$70,939,731
Net realized and unrealized gain (loss)	126,501,115
Increase (decrease) in net assets from operations	$197,440,846

International Core Trust.  On September 20, 2016, the shareholders of International Core Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of International Value Trust (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to the Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to consolidate the Acquired Portfolio with portfolios with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization did not qualify as a tax-free reorganization for federal income tax purposes; however, it is not expected to be a taxable event for contract owners. Thus, the investments were transferred to the Acquiring Portfolio at market value. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on October 21, 2016. The following outlines the reorganization:

REORGANIZATION, CONTINUED

Acquiring Portfolio	Acquired Portfolio	Acquired Net Asset Value of the Acquired Portfolio	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
International Value Trust	International Core Trust	$80,352,282	10,375,023	6,455,499	$807,137,072	$887,489,354

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that have been included in the Acquiring Portfolio’s Statement of operations at December 31, 2016. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

U.S. Equity Trust.  On September 20, 2016, the shareholders of U.S Equity Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of 500 Index Trust B (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to the Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to consolidate the Acquired Portfolio with portfolios with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization did not qualify as a tax-free reorganization for federal income tax purposes; however, it is not expected to be a taxable event for contract owners. Thus, the investments were transferred to the Acquiring Portfolio at market value. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on October 21, 2016. The following outlines the reorganization:

Acquiring Portfolio	Acquired Portfolio	Acquired Net Asset Value of the Acquired Portfolio	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
500 Index Trust B	U.S. Equity Trust	$136,713,454	14,565,565	5,189,500	$3,884,921,471	$4,021,634,925

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that have been included in the Acquiring Portfolio’s Statement of operations at December 31, 2016. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

13. OTHER MATTERS

The Trust and several of its portfolios, including 500 Index Trust B, Equity-Income Trust, Mid Value Trust and Total Stock Market Index Trust (the portfolios), have been named as defendants in a number of adversary proceedings in state and Federal courts across the country arising out of an $8 billion leveraged buyout (“LBO”) transaction in 2007 whereby the Tribune Company (“Tribune”) converted to a privately held company. In Kirchner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons Action”), the plaintiff alleges that Tribune insiders and shareholders were overpaid for their Tribune stock and is attempting to obtain from former shareholders the proceeds received in connection with the LBO. This claim was brought as a putative defendant class action that names certain shareholders as representatives of a potential class comprised of all Tribune shareholders that tendered their shares in the LBO and received proceeds as a result, including certain John Hancock mutual funds. Certain John Hancock mutual funds received a total of approximately $49 million in connection with the LBO. In addition, a group of Tribune creditors filed fifty-three actions in various state and federal courts against former Tribune shareholders asserting state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC Actions”). The FitzSimons Action and the SLCFC Actions have been consolidated with the majority of the other LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litigation, No. 11-md-2696 (S.D.N.Y.).

On September 23, 2013, the District Court granted defendants’ omnibus motion to dismiss the SLCFC Actions, concluding that the creditors lacked standing. Plaintiffs appealed to the U.S. Court of Appeals for the Second Circuit, and on March 29, 2016, the Second Circuit affirmed the dismissal of the state law constructive fraudulent transfer claims alleged in the SLCFC Actions. The Second Circuit concluded that the creditors had standing to pursue the claims, but that the claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On September 9, 2016, Plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court, challenging the Second Circuit’s decision. The shareholder defendants filed a joint brief in opposition to the petition for writ of certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari. Separately, in the FitzSimons Action, the shareholder defendants moved to dismiss the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. Federal law. On January 6, 2017, the U.S. District Court for the Southern District of New York granted the shareholder Defendants’ motion to dismiss the international fraudulent conveyance claim. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. The Court has not yet ruled on that request.

At this time, the portfolios cannot predict the outcome of these proceedings. If the proceeding were to be decided in a manner adverse to the portfolios or if the portfolios enter into a settlement agreement with the plaintiffs, the payment of such judgement or settlement could have an adverse effect on a portfolio’s net asset value.

14.  NEW RULE ISSUANCE In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

John Hancock Variable Insurance Trust

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of John Hancock Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of 500 Index Trust B, All Cap Core Trust, Alpha Opportunities Trust, American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, American New World Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Capital Appreciation Value Trust, Core Strategy Trust, Emerging Markets Value Trust, Equity Income Trust, Financial Industries Trust, Fundamental All Cap Core Trust, Fundamental Large Cap Value Trust, Global Trust, Health Sciences Trust, International Equity Index Trust B, International Growth Stock Trust, International Small Company Trust, International Value Trust, Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series, Lifestyle Moderate PS Series, Mid Cap Index Trust, Mid Cap Stock Trust, Mid Value Trust, Mutual Shares Trust, Real Estate Securities Trust, Science & Technology Trust, Small Cap Growth Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Cap Value Trust, Small Company Growth Trust, Small Company Value Trust, Strategic Equity Allocation Trust, Total Stock Market Index Trust, Utilities Trust, Value Trust, each a portfolio of John Hancock Variable Insurance Trust (the “Trust”) as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers, transfer agents, and agent banks, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 27, 2017

John Hancock Variable Insurance Trust

Special shareholder meeting (unaudited)

John Hancock Variable Insurance held a Special Meeting of Shareholders on September 20, 2016. The following proposals were considered by the shareholders:

Proposal One:	Approval of an Agreement and Plan of Reorganization providing for the reorganization of Franklin Templeton Founding Allocation Trust into Lifestyle Growth PS Series.

PROPOSAL ONE PASSED ON September 20, 2016.

FOR	AGAINST	ABSTAIN
71,708,756.102	3,341,969.091	7,991,549.495

Proposal Two:	Approval of an Agreement and Plan of Reorganization providing for the reorganization of International Core Trust into International Value Trust.

PROPOSAL TWO PASSED ON September 20, 2016.

FOR	AGAINST	ABSTAIN
54,118,099.785	1,829,732.812	3,981,184.964

Proposal Three:	Approval of an Agreement and Plan of Reorganization providing for the reorganization of U.S. Equity Trust into 500 Index Trust B.

PROPOSAL THREE PASSED ON September 20, 2016.

FOR	AGAINST	ABSTAIN
30,091,896.144	1,074,164.154	2,432,235.085

John Hancock Variable Insurance Trust

Trustees and officers information

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Hassell H. McClellan Born: 1945	Trustee (since 2005) and Chairperson of the Board (since 2017)
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis[2] Born: 1941	Trustee (since 1988)
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess[2] Born: 1942	Trustee (since 2005)
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Theron S. Hoffman[2] Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates Born: 1946	Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000–2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998–2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee (since 2015) and Chairperson of the Board (2015–2016), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012–2016), John Hancock retail funds[3]; Trustee (2005–2006 and since 2012) and Chairperson of the Board (2012–2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005–2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005–2016).

Steven R. Pruchansky Born: 1944	Trustee and Vice Chairperson of the Board (since 2012)
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Gregory A. Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012), and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle Born: 1959	Non-Independent Trustee (since 2015)
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005–2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005–2010; 2012–2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005–2014 and since 2015).

Craig Bromley Born: 1966	Non-Independent Trustee (since 2012)
President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General Manager, U. S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife (Japan)) (2005–2012, including prior positions). Trustee, John Hancock retail funds[3], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson Born: 1955	Non-Independent Trustee (since 2012)
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds[3], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

John Hancock Variable Insurance Trust

Trustees and officers information

Principal officers who are not Trustees

Name, Year of Birth	Position with the Trust	Principal Occupation(s) During Past Five Years
Andrew G. Arnott Born: 1971	President (since 2014)
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds[3], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello Born: 1955	Senior Vice President, Secretary, and Chief Legal Officer (since 2014)
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds[3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds[3], John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds[3], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone Born: 1965	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007–2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1
Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

2	Member of the Audit Committee.
3
“John Hancock retail funds” currently is comprised of John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds. The information for the John Hancock retail funds category relates to service as a Trustee or Officer of any of these funds for the stated period.

4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

John Hancock Variable Insurance Trust

For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at sec.gov.

PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust’s Form N-Q is available electronically on the SEC website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444

Management of the trust

Trustees
Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson***
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham**
Grace K. Fey**,#
Theron S. Hoffman*
Deborah C. Jackson**
James M. Oates***,#
Gregory A. Russo***
Warren A. Thomson†

* Member of the Audit Committee
** Member of the Compliance Committee
*** Member of the Contracts, Legal & Risk Committee
† Non-Independent Trustee
# Effective 1-1-17

Officers
Andrew G. Arnott, President
John J. Danello, Sr. Vice President, Secretary and Chief Legal Officer
Francis V. Knox, Jr., Chief Compliance Officer
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer

Investment advisor

John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHT0A 12/16
2/17

1115015: 0217

John Hancock

Variable Insurance Trust

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Bond Trusts

Annual Report

December 31, 2016

John Hancock Variable Insurance Trust

Annual report—Table of contents

Managers’ commentary and portfolio performance (See below for each portfolio’s page #)	3
Shareholder expense example	16
Summary portfolio of investments (See below for each portfolio’s page #)	19
Statements of assets and liabilities	41
Statements of operations	44
Statements of changes in net assets	47
Financial highlights	49
Notes to financial statements	54
Report of independent registered public accounting firm	86
Trustees and officers information	87
For more information	91

Portfolio	Managers’ commentary and portfolio performance	Summary portfolio of investments
Active Bond Trust	4	19
Bond Trust	5	20
Core Bond Trust	6	22
Global Bond Trust	7	24
High Yield Trust	8	26
Investment Quality Bond Trust	9	28
Money Market Trust	10	30
New Income Trust	11	31
Short Term Government Income Trust	12	32
Strategic Income Opportunities Trust	13	33
Total Bond Market Trust B	14	36
Ultra Short Term Bond Trust	15	37

2

John Hancock Variable Insurance Trust

Managers’ commentary and portfolio performance

Trust performance

In the following pages we have set forth information regarding the performance of each fixed-income portfolio of John Hancock Variable Insurance Trust (the trust). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance tables

The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the trust. If these were included, performance would be lower.

Graph—change in value of $10,000 investment and comparative indexes

The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10 year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.

Portfolio managers’ commentary

Finally, we have provided a commentary by the portfolio managers regarding each portfolio’s performance during the year ended December 31, 2016. The views expressed are those of the portfolio managers as of December 31, 2016, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the Federal Deposit Insurance Corporation, are not deposits or other obligations of, or guaranteed by, banks and are subject to investment risks, including loss of the principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the trust’s prospectus.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500, are trademarks of The McGraw-Hill Companies, Inc. Bloomberg Barclays is a registered trademark of Bloomberg LP. Effective August 24, 2016, Bloomberg LP acquired Barclays Risk Analytics and Index Solutions, Ltd. from Barclays PLC. The former Barclays indexes are now co-branded Bloomberg Barclays Indexes. None of the portfolios is sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in a portfolio.

3

Active Bond Trust

Subadvisor: John Hancock Asset Management a division of Manulife Asset Management (US) LLC (John Hancock Asset Management)
Portfolio Managers: Peter Farley, CFA, Jeffrey N. Given, CFA, Howard C. Greene, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks income and capital appreciation, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments, including mortgage-backed securities. The trust seeks an average duration of between 4 and 6 years, however, there is no limit on average maturity.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	42.2
U.S. Government Agency	17.4
Collateralized mortgage obligations	14.9
U.S. Government	9.8
Asset backed securities	9.1
Capital preferred securities	0.6
Foreign government obligations	0.6
Preferred securities	0.4
Municipal bonds	0.4
Term loans	0.1
Short-term investments and other	4.5
*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Active Bond Trust Series NAV shares returned 4.50% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.65%.

Environment  >  The bond market produced strong gains during the first half of the year as signs of slowing U.S. economic growth pushed bond yields lower and bond prices higher. Another factor was the unexpected outcome of the “Brexit” referendum in the U.K. as the country’s vote to leave the European Union led to a short-lived market flight to quality.

Bonds gave up some of their earlier gains during the last six months of the year. An upward trend in bond yields accelerated following the surprising outcome of the U.S. presidential election, which led to expectations that the new administration’s fiscal policies would result in stronger economic growth and higher inflation. In addition, the Federal Reserve (Fed) raised its short-term interest rate target in December, its first rate hike in a year.

Overall, U.S. Treasury bond yields finished 2016 higher than where they began the year. Short-term yields rose more than longer-term yields, reflecting the effects of the Fed’s December rate hike. From a sector perspective, high-yield corporate bonds were far and away the top performers, amid strong investor demand for yield. Investment-grade corporate bonds and commercial mortgage-backed securities also performed well, while residential mortgage-backed securities and U.S. Treasury bonds lagged.

The trust outperformed its benchmark in 2016. From a sector allocation perspective, an out-of-benchmark position in high-yield corporate bonds contributed meaningfully to relative performance. An overweight position in investment-grade corporate bonds and an underweight position in U.S. Treasury securities also added value. On the downside, an overweight position in asset-backed securities, which underperformed late in the year, detracted from relative results, as did an emphasis on the financials sector within the trust’s investment-grade holdings.

Duration positioning was modestly positive for performance. The trust’s duration (a measure of interest rate sensitivity) was shorter than that of the benchmark, which meant less sensitivity to yield fluctuations than the benchmark. This positioning detracted from relative results during the first half of the year but aided performance as bond yields rose sharply late in the year.

Leading individual contributors among corporate bond holdings included energy company Continental Resources, Inc., fabric and crafts retailer Jo-Ann Stores Holdings, Inc., and financial services provider Citigroup, Inc. Noteworthy detractors included German financial services company Commerzbank AG and telecommunication services provider Frontier Communications Corp.

During the year, we trimmed the trust’s position in securitized assets, taking profits in some of the stronger performers among commercial mortgage-backed securities, asset-backed securities and non-government agency residential mortgage-backed securities.

Improving U.S. economic growth and expectations of economically favorable policies from the new administration should help bolster demand for the credit sectors of the U.S. bond market in the coming year. Continued demand from foreign investors should also provide a boost for the credit markets. As a result, we continue to overweight credit-related securities, including high-yield corporate bonds.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Active Bond Trust Series I	4.34%	4.19%	5.56%	22.77%	71.81%
Active Bond Trust Series II	4.23%	3.98%	5.35%	21.52%	68.44%
Active Bond Trust Series NAV	4.50%	4.24%	5.62%	23.07%	72.74%
Bloomberg Barclays U.S. Aggregate Bond Index[2,3]	2.65%	2.23%	4.34%	11.67%	53.00%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

4

Bond Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, CFA, Howard C. Greene, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks income and capital appreciation, by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	39.4
U.S. Government Agency	21.5
U.S. Government	18.5
Asset backed securities	16.0
Collateralized mortgage obligations	1.9
Capital preferred securities	0.4
Short-term investments and other	2.3
*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Bond Trust Series NAV shares returned 3.19% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.65%.

Environment  >  The bond market produced strong gains during the first half of the year as signs of slowing U.S. economic growth pushed bond yields lower and bond prices higher. Another factor was the unexpected outcome of the “Brexit” referendum in the U.K. as the country’s vote to leave the European Union led to a brief flight to quality.

Bonds gave up some of their earlier gains during the last six months of the year. An upward trend in bond yields accelerated following the surprising outcome of the U.S. presidential election, which led to expectations that the new administration’s fiscal policies would result in stronger economic growth and higher inflation. In addition, the Federal Reserve (Fed) raised its short-term interest rate target in December, its first rate hike in a year.

Overall, U.S. Treasury bond yields finished 2016 slightly higher than where they began the year. Short-term yields rose more than longer-term yields, reflecting the effects of the Fed’s December rate increase. From a sector perspective, high-yield corporate bonds were the top performers, amid strong investor demand for yield. Investment-grade corporate bonds and commercial mortgage-backed securities also performed well, while residential mortgage-backed securities and U.S. Treasury bonds lagged.

From a sector allocation perspective, an overweight position in investment-grade corporate bonds and an underweight position in U.S. Treasury securities contributed meaningfully to relative performance. A small out-of-benchmark position in high-yield corporate bonds also added value during the year. The trust’s duration positioning was modestly positive for performance, with duration (a measure of interest rate sensitivity) shorter than that of the benchmark. As a result, the trust had less sensitivity to yield fluctuations than the index did. This positioning detracted from relative results during the first half of the year but aided performance as bond yields rose sharply late in the year. Individual security selection was another source of outperformance in 2016. Leading contributors among the trust’s corporate bond holdings included Energy sector companies Energy Transfer Partners LP and Kinder Morgan Energy Partners LP.

An overweight position in asset-backed securities, which underperformed late in the year, detracted from relative results, as did an emphasis on the financials sector within the trust’s investment-grade corporate bond holdings. Noteworthy individual detractors included Energy sector producer Continental Resources, Inc. (subsequently sold), satellite radio operator Sirius XM Radio, Inc., and auto maker Ford Motor Company.

Improving U.S. economic growth and expectations of economically favorable policies from the new administration should help bolster demand for the credit sectors of the U.S. bond market in the coming year. Continued demand from foreign investors should also provide a boost for the credit markets. As a result, we continue to overweight credit-related securities, including high-yield corporate bonds.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2016	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Bond Trust Series I2	3.06%	2.72%	—	3.95%	14.36%	—	33.37%
Bond Trust Series II2	2.85%	2.51%	—	3.81%	13.21%	—	32.01%
Bond Trust Series NAV (began 7/29/09)	3.19%	2.77%	—	3.94%	14.65%	—	33.29%
Bloomberg Barclays U.S. Aggregate Bond Index[3,4]	2.65%	2.23%	—	3.85%	11.67%	—	32.43%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2
Series I and II were first offered on October 31, 2011. For periods prior to October 31, 2011, the performance shown links the performance of Series NAV shares. Series NAV shares have lower expenses than Series I and II. Had the performance for periods prior to October 31, 2011 reflected Series I and/or Series II expenses, performance would be lower.

3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

5

Core Bond Trust

Subadvisor: Wells Capital Management, Incorporated
Portfolio Managers: Troy Ludgood, Thomas J. O’Connor, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks total return consisting of income and capital appreciation, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. government obligations, corporate bonds, mortgage-backed and other asset-backed securities, and money market instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
U.S. Government	25.5
U.S. Government Agency	25.3
Corporate bonds	21.4
Asset backed securities	14.0
Collateralized mortgage obligations	4.3
Foreign government obligations	1.7
Municipal bonds	0.7
Short-term investments	7.1
*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Core Bond Trust Series I shares returned 2.74% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.65%.

Environment  >  Financial markets started the year under severe stress, with risk assets trading in “v-shaped” fashion in the first quarter. After a mostly subdued second quarter, the third quarter saw risk assets bounce back from the initial post-Brexit fallout and the vast majority of risk assets finished higher than they were at pre-Brexit levels. The last quarter of the year was characterized by rising sovereign yields in the midst of firming growth and inflation outlooks along with a changing political landscape in the U.S. The Federal Reserve delivered a much anticipated 25 basis point rate hike in December, mirroring the “wait all year for one hike” sentiment of 2015. For the year, within the Bloomberg Barclay’s U.S. Aggregate Index, credit had strong positive excess returns, followed by commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), agencies, and hybrid adjustable-rate mortgages, while mortgage-backed securities underperformed Treasuries.

In credit, both a modest sector overweight and security selection contributed to performance during the year. Individual contributors were varied, with the largest coming from names across the technology, consumer non-cyclical, and healthcare subsectors. In agency mortgages, both security selection and sector positioning contributed to performance. Our positioning in higher coupon 30-years and collateralized mortgage obligations were slight detractors. Our sector overweight and security selection within ABS, was a large contributor to performance, with the biggest contribution coming from positioning in private and Federal Family Education Loan Program student loans. Security-level positioning in CMBS also contributed.

Consistent with our bottom-up relative value process, we maintain a neutral duration. In credit, we increased our risk-adjusted sector position from an underweight to an overweight relative to the Bloomberg Barclays U.S. Aggregate Bond Index at the end of the year. Credit markets recovered from the volatility in the first quarter and later benefited from a more favorable economic outlook and higher yield levels. In agency mortgages, our risk-adjusted positioning began the year with a modest underweight, was overweight for much of the year, and moved back to an underweight to end the year. Throughout the year, we kept the mortgage positioning predominately in less prepay sensitive mortgage pools that offered better convexity. We increased our ABS risk-adjusted overweight, but reduced our risk-adjusted overweight in CMBS during the year. We remain ready to take advantage of security selection opportunities as they arise.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Core Bond Trust Series I	2.74%	2.61%	4.77%	13.73%	59.30%
Core Bond Trust Series II	2.54%	2.41%	4.55%	12.62%	55.99%
Core Bond Trust Series NAV	2.72%	2.65%	4.81%	13.98%	59.93%
Bloomberg Barclays U.S. Aggregate Bond Index[2,3]	2.65%	2.23%	4.34%	11.67%	53.00%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

6

Global Bond Trust

Subadvisor: Pacific Investment Management Company, LLC
Portfolio Managers: Andrew Balls, Sachin Gupta, Lorenzo Pagani, Ph.D.

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks maximum total return, consistent with preservation of capital and prudent investment management. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Foreign government obligations	30.4
Corporate bonds	27.5
Collateralized mortgage obligations	11.5
U.S. Government Agency	10.3
Asset backed securities	5.2
U.S. Government	3.1
Term loans	0.4
Purchased options	0.3
Escrow shares	0.1
Short-term investments and other	11.2
*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Global Bond Trust Series I shares returned 3.05% and the Bloomberg Barclays Global Aggregate bond Index returned 2.09%.

Environment  >  Slowing global growth fears gripped markets in the first quarter amidst uncertainty surrounding China, falling commodity prices, and efficacy of central bank policies. Despite elevated volatility in financial markets, the fundamental backdrop remained intact as central banks in Europe, Japan, and China announced additional easing measures.

For most of the second quarter, markets were relatively subdued despite a pause in quantitative easing by many central banks. However, the outcome of U.K.’s “Brexit” referendum stirred market sentiment near the end of the quarter and led to a decline in sovereign yields and a brief sell-off of risk assets. Still, the fundamental backdrop remained mostly unchanged and expectations for further central bank easing helped anchor risk appetite.

In the third quarter of 2016, markets generally shook off the Brexit referendum results and were relatively calm as equities hit new highs and volatility remained low. Over the quarter, headlines were marked by concerns over the lack of action by the European Central Bank (ECB) and the Federal Reserve’s (Fed) path towards a potential rate hike in December.

Headlines in the fourth quarter were dominated by Donald Trump’s surprise victory in the U.S. presidential election. Most markets focused on the pro-growth and inflationary potential for expansionary fiscal policy as domestic equities rallied, credit spreads tightened, and inflation expectations lurched higher. Coupled with solid economic data, the Fed solidified its widely expected hike in December.

The trust’s mortgage strategies were a large contributor to relative performance for the year, with an allocation to non-agency mortgage-backed securities benefiting from strong housing sector fundamentals. Exposure to investment grade and high yield financial companies, and holdings of dollar-denominated emerging market quasi-sovereigns were positive factors as spreads ended the year broadly tighter. Exposure to treasury inflation-protected securities also contributed amid higher inflation expectations after the U.S. election and higher commodity prices. A long Brazilian real position was positive as oil prices recovered and political uncertainty receded.

U.S. duration and yield curve positioning with an overweight to intermediate maturities detracted as rates rose. Underweight duration exposure in the eurozone weighed on performance as rates fell on the back of the ECB’s accommodative measures. Finally, a long dollar bias against the Japanese yen detracted as the yen strengthened.

Derivatives were used in the portfolio and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. Exposure to global developed and emerging markets interest rates, which overall detracted from relative performance, was partly facilitated through the use of interest rate swaps, futures, and options. Currency positioning, which broadly added to relative performance, was gained partially through currency forwards, currency swaps, and options. Credit exposure was partially obtained through credit default swaps and was positive for performance.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Global Bond Trust Series I	3.05%	0.59%	4.12%	2.97%	49.71%
Global Bond Trust Series II	2.92%	0.39%	3.91%	1.95%	46.69%
Global Bond Trust Series NAV	3.15%	0.63%	4.15%	3.18%	50.23%
Bloomberg Barclays Global Aggregate Bond Index[2,5]	2.09%	0.21%	3.29%	1.04%	38.21%
J.P. Morgan Global (Unhedged) Government Bond Index[3,4,5]	1.57%	–0.75%	3.35%	–3.67%	39.02%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index that measures the performance of leading global bond markets.
3	The J.P. Morgan Global (Unhedged) Government Bond Index is an unmanaged index that measures the performance of leading government bond markets based on total return in U.S. currency.
4
Prior to April 1, 2016, the fund compared its performance to the J.P. Morgan Global (Unhedged) Government Bond Index. After this date, the fund replaced that index with the Bloomberg Barclays Global Aggregate Index, which better reflects its investment strategy.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

7

High Yield Trust

Subadvisor: Western Asset Management Company
Portfolio Managers: Michael C. Buchanan, S. Kenneth Leech

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high-yield securities, including corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments or participations, and convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	87.3
Term loans	3.7
Asset backed securities	2.0
Common stocks	1.5
Preferred securities	1.3
U.S. Government	1.0
Foreign government obligations	0.6
Collateralized mortgage obligations	0.4
Capital preferred securities	0.4
Convertible bonds	0.2
Short-term investments and other	1.6
*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the High Yield Trust Series I shares returned 16.26% and the Citigroup High Yield Index returned 17.82%.

Environment  >  As we entered the year, concern regarding economic growth in Europe, Japan, and China was evident in the commodity markets as iron ore, copper and crude prices had each collapsed to its lowest price in over 10 years. These concerns began to abate by mid-February and credit markets staged a furious rally. The catalysts to the rally were the European Central Bank’s announcement of a larger expansion of monetary policy than expected. In addition, Chinese officials provided a detailed explanation regarding its economic growth and currency policies. The risk-on sentiment continued through the balance of the year despite the vote in the U.K. to leave the European Union, the long-shot election of Donald Trump as president of the United States and the first Federal Reserve rate hike in 12 months. While credit markets continued to improve as the year came to a close, yields moved higher ending 2016 across the yield curve relative to the start of the year.

The high yield asset class got off to a rocky start to 2016, declining more than 5% in the first six weeks of the year. But as the risk of a global recession receded and commodity prices began to recover, the market regained its footing. As the year came to a close, the asset class was buffeted by the potential of a more favorable business environment under a Trump administration, the prospect of a meaningful fiscal stimulus in the new year, and strong high yield mutual fund inflows.

The main drivers of performance for the asset class were the commodity industries and lower rated issues. A risk-on sentiment dominated the market after a rough start. Another key driver of high yield performance came from the “fallen angel” component. “Fallen angels” are issues that are downgraded from investment grade. Approximately $81 billion on a par value basis and $53 billion on a market value basis of securities in this category generated a cumulative return of approximately 65% for the year and contributed over 100 basis points to the return of the Citigroup High Yield Index (“index”).

Underperformance relative to the index for the period was primarily due to the proliferation of those fallen angels that entered the high yield index in the first six months of the year, primarily commodity based companies. Gaining exposure to the fallen angels at prices they entered the index proved an insurmountable challenge given index inclusion rules.

Trust performance was aided by an overweight to the top performing energy sector. Performance was also boosted by an overweight to the top performing rating category, CCC issues.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
High Yield Trust Series I	16.26%	6.62%	5.76%	37.81%	75.11%
High Yield Trust Series II	16.16%	6.42%	5.55%	36.50%	71.59%
High Yield Trust Series NAV	16.56%	6.68%	5.82%	38.18%	76.02%
Citigroup High Yield Index[2,3]	17.82%	6.95%	7.05%	39.93%	97.64%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Citigroup High Yield Index is an unmanaged index that measures the performance of below-investment-grade debt issued by corporations domiciled in the U.S. or Canada.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

8

Investment Quality Bond Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Robert D. Burn, CFA, Campe Goodman, CFA, III, Joseph F. Marvan, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide a high level of current income consistent with the maintenance of principal and liquidity, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The trust will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer-term maturities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
U.S. Government Agency	28.0
Corporate bonds	26.5
Asset backed securities	13.1
U.S. Government	11.2
Collateralized mortgage obligations	8.7
Term loans	2.7
Foreign government obligations	1.5
Municipal bonds	1.0
Short-term investments	7.3
*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Investment Quality Bond Trust Series I shares returned 4.29% and the benchmark, a blend of 50% Bloomberg Barclays U.S. Government Bond Index and 50% Bloomberg Barclays U.S. Credit Bond Index, returned 3.33%.

Environment  >  Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. Early in 2016, these factors sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Markets reversed course in mid-February as the major central banks adopted more dovish stances in an effort to ease market risk. A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. The U.K.’s momentous vote in June to leave the European Union led to a brief flight to safety. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the European Central Bank kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. Global government bond yields moved sharply higher in the fourth quarter, particularly following the U.S. election results as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations. In December, the Fed hiked rates for only the second time in ten years.

Absolute returns in the major fixed income spread sectors were positive during the 12-month period, aided by the decline in government bond yields outside the U.S. Most spread sectors posted positive returns over the period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened during the year. However, this masked considerable volatility in returns.

The trust’s positioning in the credit sectors benefited relative results as credit spreads generally tightened over the period. Security selection within investment grade credit, specifically within industrials and financials, was a top contributor to relative performance. The trust’s allocation to commercial mortgage-backed securities (MBS), non-agency residential MBS, and asset-backed securities, also contributed to relative results. Within the non-agency mortgage-backed securities sector, we favored agency debt linked to residential mortgages. This positioning contributed to outperformance as this market benefited from strong housing fundamentals and demand for well underwritten post-crisis residential mortgage credit. The trust’s exposure to bank loans and upper-tier high yield issuers was a positive contributor to performance as well, supported by investors’ search for yield and a broader tightening in credit sectors. While our agency MBS overweight was a strong contributor to performance in the first half of the year, much of this was offset in the second half of the year as U.S. Treasuries outperformed agency MBS (whose durations extended with the rise in interest rates). Thus, the overall effect for the full year was neutral.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Investment Quality Bond Trust Series I	4.29%	2.86%	4.61%	15.12%	56.98%
Investment Quality Bond Trust Series II	4.08%	2.65%	4.40%	13.97%	53.89%
Investment Quality Bond Trust Series NAV	4.26%	2.92%	4.66%	15.45%	57.63%
Bloomberg Barclays U.S. Aggregate Bond Index[2,4]	2.65%	2.23%	4.34%	11.67%	53.00%
Blended Index[3,4]	3.33%	2.54%	4.61%	13.33%	56.99%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.
3	The Blended Index is composed of 50% Bloomberg Barclays U.S. Government Bond Index and 50% Bloomberg Barclays U.S. Credit Bond Index.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

9

Money Market Trust

Subadvisor: John Hancock Asset Management (US)
Portfolio Manager: Jeffrey Given

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to obtain maximum current income, consistent with preservation of principal and liquidity, by investing in cash, U.S. government securities and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

Portfolio Composition*	% of Total
U.S. Government Agency	75.5
U.S. Government	24.5
*	As a percentage of total investments.

PORTFOLIO MANAGER’S COMMENTARY

Low short-term interest rates continued to be a main theme during the period, as many central banks worldwide maintained loose monetary policy. Yields in general remained low throughout most of the year, but the rising of longer-term interest rates was a significant theme toward the latter part of the year. Yields spiked after the election of Donald Trump, as his policies were viewed as stimulative and inflationary. The Federal Reserve (Fed) increased the target federal funds rate by 25 basis points, to between 0.50% and 0.75%, in December, and revised its expectations upward on the number of rate increases for 2017. The rationale behind the Fed’s decision was primarily driven by a stronger economy, supported by higher inflation and a lower unemployment rate. At the end of the period, the trust’s holdings consisted of discount notes and floating rate bonds offered by federal agencies, as well as US Treasury bills.

We believe U.S. economic growth could continue at a slow rate in the coming period and that inflation will likely stay at just under 2%. We believe the Fed is likely to further raise the federal funds rate in 2017. We will continue to trade both discounted notes offered by federal agencies as well as Treasury bills, while continuing to add yield through floating rate instruments. We expect to maintain the trust’s current interest rate positioning, while remaining sensitive to any data pointing to further interest rate increases by the Fed in the near term.

10

New Income Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Daniel O. Shackelford

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a high level of current income consistent with the preservation of capital, by investing at least 80% of its total assets in income-producing securities, which may include U.S. government and agency obligations, mortgage and asset-backed securities, corporate bonds, foreign securities (up to 10% of total assets) including emerging markets, collateralized mortgage obligations, treasury inflation protected securities and other securities, including, on occasion, equities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	29.2
U.S. Government Agency	28.1
U.S. Government	13.9
Asset backed securities	10.5
Collateralized mortgage obligations	10.1
Term loans	2.1
Municipal bonds	1.7
Foreign government obligations	1.0
Short-term investments and other	3.4
*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2016, the New Income Trust Series NAV shares returned 2.73% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.65%.

Environment  >  The investment-grade fixed income market delivered positive absolute returns in 2016. Treasury yields bottomed in the summer and began to rise heading into the fall. Yields spiked even higher after Donald Trump won the presidential election in November. The market appeared to anticipate stronger domestic economic growth, increased fiscal stimulus, and higher inflation as a result of proposed policy changes from the incoming Trump administration. Overall, investment-grade corporate bonds were the best-performing sector in the Bloomberg Barclays U.S. Aggregate Bond Index, as they benefited from strong demand throughout much of the period. Many investors perceive the Trump administration’s economic policy agenda as helpful for corporate fundamentals as well. Securitized debt, in aggregate, posted positive performance but was more in line with Treasuries. However, commercial mortgage-backed securities (CMBS) were a notable outperformer within the securitized bracket.

A structural underweight to U.S. Treasuries, mixed with an out-of-benchmark allocation to high yield corporates and leveraged loans and an overweight in CMBS, significantly contributed to relative returns. Overall, the high yield sector benefited from stronger appetite for both risk and yield. Rising oil prices since early 2016 also aided high yield returns, as the sector has a high concentration of energy-related issuers. Furthermore, the Organization of Petroleum Exporting Countries agreed in November to its first output cut since 2008, which could contribute to reduced default expectations and higher oil prices amid a decrease in oversupply.

Mortgage-backed securities contributed positively to performance, as did security selection in the government-related sector. Certain quasi-sovereign oil-related companies, such as Mexico’s Petroleos Mexicanos and Indonesia’s Pertamina Persero, PT, benefited from rising oil prices.

Interest rate management was the principal detractor from relative returns. Our defensive duration positioning detracted relative to the benchmark as yields ended the year only marginally above where they began.

The beginning months of the incoming Trump administration will be important for the overall fixed income market. While the proposed fiscal policies from the president-elect have largely fueled optimism in equity markets, they could prove concerning for fixed income investors if implemented. A heavy dose of stimulus this late in the economic cycle risks overheating the economy and triggering inflation, which could elicit a more forceful tightening response from the Federal Reserve than markets currently anticipate. On the flip side, the prospect for lower corporate taxes, infrastructure spending, and deregulation hold the potential for improved fundamentals.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
New Income Trust Series NAV	2.73%	2.47%	3.79%	12.96%	45.11%
Bloomberg Barclays U.S. Aggregate Bond Index[2,3]	2.65%	2.23%	4.34%	11.67%	53.00%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

11

Short Term Government Income Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, CFA, Howard C. Greene, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a high level of current income, consistent with preservation of capital, by investing at least 80% of its net assets in obligations issued or guaranteed by the U.S. government and its agencies, authorities, or instrumentalities (U.S. government securities). Under normal circumstances, the trust’s effective duration is no more than three years. Maintaining a stable share price is a secondary goal.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
U.S. Government Agency	67.2
U.S. Government	25.8
Collateralized mortgage obligations	3.7
Short-term investments and other	3.3
*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Short Term Government Income Trust Series NAV shares returned 0.62% and the Bloomberg Barclays U.S. Government 1-5 Year Index returned 1.02%.

Environment  >  Signs of slowing U.S. economic growth during the first half of the year — including three consecutive quarters of growth below a 2% annual rate dating back to the fourth quarter of 2015 — pushed bond yields lower and bond prices higher. Another factor was the unexpected outcome of the “Brexit” referendum in the U.K. as the country’s vote to leave the European Union led to an increase in market volatility and a flight to quality.

After bottoming around mid-year, short-term bond yields rose gradually through the end of October as economic growth began to pick up. Continued strength in employment and vehicle sales helped the U.S. economy grow at a 3.5% annual rate in the third quarter of the year. The upward trend in short-term bond yields accelerated following the surprising outcome of the U.S. presidential election, which led to expectations that the new administration’s fiscal policies would result in stronger economic growth and higher inflation. In addition, the Federal Reserve (Fed) raised its short-term interest rate target in December, its first rate hike in a year.

The trust’s maturity structure detracted from performance relative to the benchmark, particularly an underweight position in the two-year maturity segment. Duration positioning was slightly positive for performance. The trust’s duration (a measure of interest rate sensitivity) was shorter than that of the benchmark throughout the year, which meant less sensitivity to yield fluctuations than the benchmark. This positioning detracted from relative results during the first half of the year but was able to offset some of that as short-term bond yields rose late in the year.

From a sector allocation perspective, the trust’s overweight position in U.S. government agency notes and an underweight position in U.S. Treasury securities aided relative performance as the higher yields of short-term agency notes helped them outperform short-term Treasury securities. Non-benchmark positions in residential and commercial mortgage-backed securities also added value during the year.

Improving U.S. economic growth and expectations of economically favorable policies from the new administration is likely to have an impact on U.S. bond market performance in the coming year. The trust continues to focus on the higher-yielding segments of the short-term government bond market, which should continue to benefit from investor demand for yield. The Fed is expected to raise short-term interest rates two or three times in 2017, so we are maintaining shorter duration compared with the benchmark.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2016	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Short Term Government Income Trust Series I2	0.57%	0.54%	—	1.33%	2.72%	—	11.11%
Short Term Government Income Trust Series II2	0.45%	0.34%	—	1.16%	1.70%	—	9.65%
Short Term Government Income Trust Series NAV (began 1/2/09)	0.62%	0.59%	—	1.37%	2.98%	—	11.50%
Bloomberg Barclays U.S. Government 1-5 Year Index[3,4]	1.02%	0.80%	—	1.46%	4.04%	—	12.30%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2
Series I and Series II shares were first offered on April 30, 2010. For periods prior to April 30, 2010 the performance shown links the performance of Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to April 30, 2010 reflected Series I and/or Series II expenses, performance would be lower.

3	The Bloomberg Barclays U.S. Government 1-5 Year Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

12

Strategic Income Opportunities Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Thomas C. Goggins, Daniel S. Janis, III, Kisoo Park

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a high level of current income by investing primarily in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, and high-yield bonds. The trust may also invest in other types of debt securities and preferred stocks.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	51.5
Foreign government obligations	17.2
Preferred securities	7.7
Collateralized mortgage obligations	5.1
Asset backed securities	4.5
Term loans	3.5
Municipal bonds	3.2
Common stocks	2.8
Convertible bonds	2.2
Capital preferred securities	0.4
Purchased options	0.4
Short-term investments and other	1.5
*	As percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Strategic Income Opportunities Trust Series I shares returned 5.12% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.65%.

Environment  >  At the start of 2016, investors shunned risk assets in equity and fixed income markets, as economic concerns in China and continued oil price volatility caused a flight to quality, which boosted safe-haven assets globally. The price of oil continued to drive market sentiment as the price of oil fell below $30 per barrel. The general accommodative tone from central banks in most developed countries helped risk assets recover from their mid-February lows, but an unexpected outcome in the U.K. vote to leave the European Union (Brexit) briefly threw global markets back into uncertainty in the middle of the period.

After a relatively tranquil summer, investors returned to the market, as did the volatility that characterized the first half of the year. In November, after an upset victory by Donald Trump in the U.S. presidential election, the market reaction appeared very similar to the post-Brexit reaction, with an initial brief downturn, followed by gains. The U.S. Federal Reserve (Fed) raised its rates in December.

Sector allocation was the largest contributor to the trust’s performance over the period, primarily as a result of having overweight positions in investment-grade and high-yield corporate issues, convertibles and equities, and having underweight positions in U.S. Treasuries and agency mortgage-backed securities. Duration positioning was a slight contributor to performance over the period, as the trust’s shorter-duration profile had a positive impact, particularly in the U.S., where the 10-year U.S. Treasury yield increased significantly. Currency contributed slightly to performance as a long position in the Canadian dollar and short position in the British pound added value. The majority of the trust was hedged back to the U.S. dollar over the period, which provided downside protection as the U.S. dollar strengthened.

Security selection within the corporate sector detracted from the trust’s performance as we have embraced the more stable sectors of the credit markets, which underperformed on a relative basis.

It is our view that higher volatility will likely continue into 2017 across all asset classes (fixed income, equities, commodities and foreign exchange) as result of uncertainty in global growth, diverging central bank policies and country-specific events, such as upcoming elections in Europe and the ability of U.S. President-elect Trump to implement his proposed policies. We are monitoring macroeconomic factors for a number of triggers that bring stability to markets before we contemplate a significant increase in risk in the portfolio. These triggers could include, but are not limited to, increased visibility in the path of rate increases by the Fed, confirmation of a bottoming in Europe and a better understanding of economic growth in China.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Strategic Income Opportunities Trust Series I	5.12%	5.54%	6.62%	30.97%	89.77%
Strategic Income Opportunities Trust Series II	4.98%	5.34%	6.39%	29.71%	85.86%
Strategic Income Opportunities Trust Series NAV	5.19%	5.60%	6.66%	31.30%	90.56%
Bloomberg Barclays U.S. Aggregate Bond Index[2,3]	2.65%	2.23%	4.34%	11.67%	53.00%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

13

Total Bond Market Trust B

Subadvisor: John Hancock Asset Management
Portfolio Manager: Peter Farley, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities listed in this index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
U.S. Government	33.7
U.S. Government Agency	28.8
Corporate bonds	23.7
Foreign government obligations	2.1
Collateralized mortgage obligations	1.3
Municipal bonds	0.7
Asset backed securities	0.3
Short-term investments	9.4
*	As a percentage of total investments.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2016, the Total Bond Market Trust B Series NAV shares returned 2.45% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.65%.

Environment  >  The bond market produced strong gains during the first half of the year as signs of slowing U.S. economic growth pushed bond yields lower and bond prices higher. Another factor was the unexpected outcome of the “Brexit” referendum in the U.K. as the country’s vote to leave the European Union led to a short-lived market flight to quality.

Bonds gave up some of their earlier gains during the last six months of the year. An upward trend in bond yields accelerated following the surprising outcome of the U.S. presidential election, which led to expectations that the new administration’s fiscal policies would result in stronger economic growth and higher inflation. In addition, the Federal Reserve (Fed) raised its short-term interest rate target in December, its first rate hike in a year. Overall, U.S. Treasury bond yields finished 2016 higher than where they began the year. Short-term yields rose more than longer-term yields, reflecting the effects of the Fed’s December rate hike. From a sector perspective, high-yield corporate bonds were far and away the top performers, amid strong investor demand for yield. Investment-grade corporate bonds and commercial mortgage-backed securities also performed well, while residential mortgage-backed securities and U.S. Treasury bonds lagged.

The trust modestly trailed its benchmark Index in 2016. From a sector allocation perspective, an underweight position in investment-grade corporate bonds and an overweight position in U.S. Treasury securities detracted from the relative results. A small out-of-benchmark position in high-yield corporate bonds contributed positively to relative performance. Individual security selection also helped. Leading contributors among corporate bond holdings included energy sector companies Devon Energy Corp., Kinder Morgan Energy Partners LP, and Ensco PLC.

Both improving U.S. economic growth and expectations of economically favorable policies from the new presidential administration are likely to have an impact on U.S. bond market performance in the coming year. Continued demand for yield, especially from foreign investors, should benefit the credit-related sectors of the bond market. U.S. Treasury securities face the prospect of rising interest rates as market analysts expect at least two short-term interest rate increases from the Fed in 2017.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Total Bond Market Trust B Series I2	2.39%	2.02%	4.31%	10.51%	52.53%
Total Bond Market Trust B Series II2	2.19%	1.84%	4.22%	9.54%	51.19%
Total Bond Market Trust B Series NAV	2.45%	2.05%	4.33%	10.67%	52.75%
Bloomberg Barclays U.S. Aggregate Bond Index[3,4]	2.65%	2.23%	4.34%	11.67%	53.00%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2
Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

14

Ultra Short Term Bond Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, CFA , Howard C. Greene, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a high level of current income, consistent with the maintenance of liquidity and the preservation of capital, by investing at least 80% of its net assets in a diversified portfolio of domestic, investment-grade debt securities. Debt securities may be issued by governments, companies, or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The trust may also invest in cash and cash equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	51.1
U.S. Government	21.6
Asset backed securities	19.0
U.S. Government Agency	3.4
Collateralized mortgage obligations	0.5
Short-term investments and other	4.4
*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the Ultra Short Term Bond Trust Series I shares returned 0.52% and the BofA Merrill Lynch 6-Month Treasury Bill Index returned 0.67%.

Environment  >  U.S. bonds maturing in less than one year posted positive returns in 2016 despite a modest rise in yields. Signs of slowing U.S. economic growth during the first half of the year — including three consecutive quarters of growth below a 2% annual rate dating back to the fourth quarter of 2015 — pushed short-term bond yields lower. Another factor was the unexpected outcome of the “Brexit” referendum in the U.K. as the country’s vote to leave the European Union led to an increase in market volatility and a flight to quality.

After bottoming around mid-year, short-term bond yields rose gradually through the end of October as economic growth began to pick up. Continued strength in employment and vehicle sales helped the U.S. economy grow at a 3.5% annual rate in the third quarter of the year. The upward trend in short-term bond yields accelerated following the surprising outcome of the U.S. presidential election, which led to expectations that the new administration’s fiscal policies would result in stronger economic growth and higher inflation. In addition, the Federal Reserve (Fed) raised its short-term interest rate target in December, its first rate hike in a year. The well-anticipated move brought the federal funds rate up to a range of 0.50%—0.75%. Overall, short-term bond yields finished 2016 slightly higher than where they began the year, primarily reflecting the effects of the Fed’s December rate hike.

Although the trust’s overall underweight position in U.S. Treasury bills aided performance, security selection in this sector detracted from relative results.

An emphasis on higher-yielding segments of the short-term bond market contributed to the trust’s performance. More than half of the portfolio was invested in short-term corporate securities, which offered the highest yields among short-term bonds. The trust also benefited from its position in asset-backed securities, which represented approximately 20% of the portfolio on average during the year. Nonetheless, these positives were not enough to bring the trust’s return over that of the BofA Merrill Lynch 6-Month Treasury Bill Index.

Improving U.S. economic growth and the possibility of economically favorable policies from the new administration could help bolster demand for the credit sectors of the U.S. bond market in the coming year. Continued demand from foreign investors should also provide a boost for the credit markets. As a result, we continue to overweight corporate bonds and other higher-yielding segments of the short-term bond market, while underweighting short-term U.S. Treasury securities.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2016	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Ultra Short Term Bond Trust Series I (began 7/29/10)	0.52%	0.19%	—	0.14%	0.94%	—	0.90%
Ultra Short Term Bond Trust Series II (began 7/29/10)	0.32%	–0.01%	—	–0.05%	–0.03%	—	–0.35%
Ultra Short Term Bond Trust Series NAV (began 7/29/10)	0.66%	0.27%	—	0.20%	1.35%	—	1.30%
BofA Merrill Lynch 6-Month Treasury Bill Index[2,3]	0.67%	0.27%	—	0.28%	1.37%	—	1.80%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The BofA Merrill Lynch 6-Month Treasury Bill Index is an unmanaged index tracking 6-month U.S. government securities.
3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

15

John Hancock Variable Insurance Trust

Shareholder expense example

As a shareholder of John Hancock Variable Insurance Trust, you incur ongoing costs, such as management fees, distribution (Rule 12b-1) fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2016 through December 31, 2016).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2016	Ending Account Value 12/31/2016	Expenses Paid During Period[1] 7/1/2016 – 12/31/2016	Annualized Expense Ratio
Active Bond Trust
Series I — Actual	$1,000.00	$990.70	$3.45	0.69%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.51	0.69%
Series II — Actual	1,000.00	989.80	4.45	0.89%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.52	0.89%
Series NAV — Actual	1,000.00	992.20	3.20	0.64%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.25	0.64%
Bond Trust
Series I — Actual	$1,000.00	$980.50	$3.19	0.64%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.25	0.64%
Series II — Actual	1,000.00	980.00	4.18	0.84%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.27	0.84%
Series NAV — Actual	1,000.00	981.70	2.94	0.59%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.00	0.59%
Core Bond Trust
Series I — Actual	$1,000.00	$976.40	$3.28	0.66%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.35	0.66%
Series II — Actual	1,000.00	975.10	4.27	0.86%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.37	0.86%
Series NAV — Actual	1,000.00	976.00	3.03	0.61%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.10	0.61%

16

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2016	Ending Account Value 12/31/2016	Expenses Paid During Period[1] 7/1/2016 – 12/31/2016	Annualized Expense Ratio
Global Bond Trust
Series I — Actual	$1,000.00	$937.50	$4.04	0.83%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.22	0.83%
Series II — Actual	1,000.00	937.50	5.02	1.03%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.23	1.03%
Series NAV — Actual	1,000.00	938.10	3.80	0.78%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	3.96	0.78%
High Yield Trust
Series I — Actual	$1,000.00	$1,071.50	$4.22	0.81%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.12	0.81%
Series II — Actual	1,000.00	1,072.10	5.26	1.01%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.13	1.01%
Series NAV — Actual	1,000.00	1,073.00	3.96	0.76%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.86	0.76%
Investment Quality Bond Trust
Series I — Actual	$1,000.00	$988.20	$3.45	0.69%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.51	0.69%
Series II — Actual	1,000.00	987.10	4.45	0.89%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.52	0.89%
Series NAV — Actual	1,000.00	987.80	3.20	0.64%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.25	0.64%
Money Market Trust
Series I — Actual	$1,000.00	$1,000.60	$1.66	0.33%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.68	0.33%
Series II — Actual	1,000.00	1,000.00	2.21	0.44%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.90	2.24	0.44%
Series NAV — Actual	1,000.00	1,000.80	1.41	0.28%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.42	0.28%
New Income Trust
Series NAV — Actual	$1,000.00	$977.80	$2.83	0.57%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.90	0.57%
Short Term Government Income Trust
Series I — Actual	$1,000.00	$989.60	$3.30	0.66%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.35	0.66%
Series II — Actual	1,000.00	988.40	4.30	0.86%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.37	0.86%
Series NAV — Actual	1,000.00	990.10	3.05	0.61%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.10	0.61%
Strategic Income Opportunities Trust
Series I — Actual	$1,000.00	$1,014.00	$3.70	0.73%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.71	0.73%
Series II — Actual	1,000.00	1,013.50	4.71	0.93%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.72	0.93%
Series NAV — Actual	1,000.00	1,014.50	3.44	0.68%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.46	0.68%
Total Bond Market Trust B
Series I — Actual	$1,000.00	$972.00	$1.54	0.31%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%
Series II — Actual	1,000.00	971.00	2.53	0.51%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.59	0.51%
Series NAV — Actual	1,000.00	971.60	1.29	0.26%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.32	0.26%

17

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2016	Ending Account Value 12/31/2016	Expenses Paid During Period[1] 7/1/2016 – 12/31/2016	Annualized Expense Ratio
Ultra Short Term Bond Trust
Series I — Actual	$1,000.00	$1,000.10	$3.27	0.65%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.30	0.65%
Series II — Actual	1,000.00	999.00	4.27	0.85%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.32	0.85%
Series NAV — Actual	1,000.00	1,000.60	3.02	0.60%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.05	0.60%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 366 (to reflect the one-half year period).

18

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

Active Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 27.2%
Treasury Inflation Protected Securities - 0.5%
0.375%, 07/15/2025	$4,087,353	$4,064,529	0.5%
U.S. Treasury Bonds - 4.5%
2.250%, 08/15/2046	28,338,000	23,766,259	3.2%
2.500%, 02/15/2045	4,501,000	3,999,782	0.5%
2.750%, 11/15/2042	6,020,000	5,673,748	0.8%
		33,439,789
U.S. Treasury Notes - 4.8%
1.000%, 10/15/2019	4,145,000	4,098,763	0.6%
2.000%, 07/31/2022
to 02/15/2025	3,700,000	3,647,453	0.5%
2.000%, 11/15/2026 (L)	26,650,000	25,599,724	3.4%
2.375%, 12/31/2020	2,500,000	2,558,953	0.3%
		35,904,893
Federal Home Loan Mortgage Corp. - 2.9%
3.000%, 03/01/2043	1,773,148	1,775,018	0.2%
3.500%, 10/01/2046	11,007,520	11,340,280	1.5%
4.000%, 01/01/2041
to 02/01/2044	3,036,215	3,215,181	0.5%
4.500%, 09/01/2023
to 10/01/2041	4,280,159	4,604,549	0.6%
OTHER SECURITIES		402,054	0.1%
		21,337,082
Federal National Mortgage Association - 13.8%
3.000%, TBA (C)	18,250,000	18,127,384	2.4%
3.000%, 07/01/2027
to 05/01/2043	4,380,692	4,393,237	0.7%
3.500%, TBA (C)	9,000,000	9,220,027	1.2%
3.500%, 02/01/2026
to 04/01/2045	11,771,317	12,164,884	1.7%
4.000%, TBA (C)	8,000,000	8,405,000	1.1%
4.000%, 10/01/2025
to 07/01/2046	19,427,043	20,473,142	2.8%
4.500%, 08/01/2040
to 08/01/2041	9,656,341	10,413,979	1.5%
5.000%, 05/01/2018
to 04/01/2041	6,172,486	6,755,741	0.8%
5.500%, 02/01/2018
to 11/01/2039	5,685,785	6,363,601	0.8%
6.000%, 05/01/2035
to 02/01/2036	3,378,948	3,826,136	0.5%
OTHER SECURITIES		2,655,803	0.3%
		102,798,934
Government National Mortgage Association - 0.7%
4.000%, 02/15/2041	3,451,442	3,681,853	0.5%
OTHER SECURITIES		1,496,956	0.2%
		5,178,809
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $203,528,170)		$202,724,036

Active Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS - 0.6%
Argentina - 0.2%		$1,569,208	0.2%
Germany - 0.2%		1,329,812	0.2%
Mexico - 0.1%		593,517	0.1%
Panama - 0.1%		655,440	0.1%
United Kingdom - 0.0%		158,210	0.0%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $4,144,060)		$4,306,187
CORPORATE BONDS - 42.2%
Consumer discretionary - 4.6%
Viacom, Inc.
4.375%, 03/15/2043	$1,782,000	1,416,979	0.1%
OTHER SECURITIES		33,047,919	4.5%
		34,464,898
Consumer staples - 2.4%
Anheuser-Busch InBev
Finance, Inc.
4.900%, 02/01/2046	1,345,000	1,444,171	0.2%
CVS Pass-Through Trust
8.353%, 07/10/2031 (S)	1,102,726	1,418,890	0.2%
OTHER SECURITIES		14,904,378	2.0%
		17,767,439
Energy - 5.8%		43,530,156	5.8%
Financials - 13.4%
AXA SA (6.463% to 12/14/2018,
then 3 month LIBOR +
1.449%) 12/14/2018 (Q)(S)	1,440,000	1,412,093	0.2%
JPMorgan Chase & Co.
4.500%, 01/24/2022	1,300,000	1,400,601	0.2%
Leucadia National Corp.
5.500%, 10/18/2023	1,625,000	1,719,235	0.2%
Stifel Financial Corp.
4.250%, 07/18/2024	1,695,000	1,681,398	0.2%
Willis Towers Watson PLC
5.750%, 03/15/2021	1,350,000	1,474,000	0.2%
OTHER SECURITIES		92,499,561	12.4%
		100,186,888
Health care - 2.6%
Mylan NV
3.950%, 06/15/2026 (S)	1,895,000	1,770,931	0.2%
OTHER SECURITIES		17,529,689	2.4%
		19,300,620
Industrials - 4.6%
Textron Financial Corp.
(6.000% to 02/15/2017, then
3 month LIBOR + 1.735%)
02/15/2067 (S)	2,800,000	2,037,000	0.3%
OTHER SECURITIES		32,058,040	4.3%
		34,095,040
Information technology - 1.7%		12,492,425	1.7%
Materials - 1.3%		9,419,212	1.3%
Real estate - 2.4%		17,583,598	2.4%
Telecommunication services - 1.9%		14,040,066	1.9%
Utilities - 1.5%		10,933,306	1.5%
TOTAL CORPORATE BONDS (Cost $306,895,907)		$313,813,648

The accompanying notes are an integral part of the financial statements.	19

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CAPITAL PREFERRED SECURITIES - 0.6%
Financials - 0.6%
ZFS Finance USA Trust V
(6.500% to 05/09/2017, then
3 month LIBOR + 2.285%)
05/09/2067 (S)	$1,665,000	$1,669,412	0.2%
OTHER SECURITIES		2,723,392	0.4%
		4,392,804
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $4,421,166)		$4,392,804
CONVERTIBLE BONDS - 0.0%
Utilities - 0.0%		273,600	0.0%
TOTAL CONVERTIBLE BONDS (Cost $285,000)		$273,600
TERM LOANS (M) - 0.1%
Industrials - 0.1%		468,114	0.1%
Telecommunication services - 0.0%		121,087	0.0%
Utilities - 0.0%		303,252	0.0%
TOTAL TERM LOANS (Cost $987,863)		$892,453
MUNICIPAL BONDS - 0.4%
New Jersey State Turnpike
Authority 7.414%, 01/01/2040	1,885,000	2,715,399	0.4%
TOTAL MUNICIPAL BONDS (Cost $2,068,957)		$2,715,399
COLLATERALIZED MORTGAGE
OBLIGATIONS - 14.9%
Commercial and residential - 11.5%
Americold 2010 LLC Trust,
6.811%, 01/14/2029 (S)	1,350,000	1,509,001	0.2%
Americold 2010 LLC Trust,
7.443%, 01/14/2029 (S)	1,990,000	2,196,066	0.3%
Commercial Mortgage Trust
(Bank of America Merrill
Lynch/Deutsche Bank AG),
3.424%, 03/10/2031 (S)	1,400,000	1,436,121	0.2%
Morgan Stanley Capital I Trust,
3.773%, 03/15/2045	2,371,500	2,470,600	0.3%
OTHER SECURITIES		77,957,357	10.5%
		85,569,145
Federal Home Loan Mortgage Corp. - 1.5%
3.000%, 02/15/2040	2,071,887	2,124,104	0.3%
OTHER SECURITIES		9,168,223	1.2%
		11,292,327
Federal National Mortgage Association - 1.4%
2.000%, 03/25/2041	4,861,536	4,810,119	0.6%
2.000%, 09/25/2041	1,441,452	1,409,751	0.2%
OTHER SECURITIES		4,216,627	0.6%
		10,436,497
Government National Mortgage Association - 0.5%		3,291,841	0.5%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $107,064,571)		$110,589,810
ASSET BACKED SECURITIES - 9.1%
BA Credit Card Trust,
1.094%, 10/15/2021 (P)	2,175,000	2,181,348	0.3%
Citibank Credit Card
Issuance Trust,
1.750%, 11/19/2021	1,430,000	1,422,931	0.2%

Active Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
ASSET BACKED SECURITIES (continued)
CKE Restaurant Holdings, Inc.,
4.474%, 03/20/2043 (S)	$1,462,813	$1,443,743	0.2%
Credit-Based Asset Servicing and
Securitization LLC,
5.257%, 10/25/2036 (P)(S)	2,560,000	2,309,156	0.3%
Discover Card Execution
Note Trust,
1.640%, 07/15/2021	1,625,000	1,624,237	0.2%
Verizon Owner Trust,
1.420%, 01/20/2021 (S)	2,030,000	2,015,368	0.3%
OTHER SECURITIES		56,725,291	7.6%
TOTAL ASSET BACKED
SECURITIES (Cost $67,915,183)		$67,722,074
PREFERRED SECURITIES - 0.4%
Consumer staples - 0.0%		190,922	0.0%
Financials - 0.2%		1,475,052	0.2%
Industrials - 0.0%		602	0.0%
Utilities - 0.2%		1,302,049	0.2%
TOTAL PREFERRED
SECURITIES (Cost $2,976,719)		$2,968,625
SECURITIES LENDING COLLATERAL - 2.0%
John Hancock Collateral Trust,
0.7390% (W)(Y)	1,461,148	14,620,981	2.0%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $14,621,484)		$14,620,981
SHORT-TERM INVESTMENTS - 8.0%
U.S. Government Agency - 0.3%
Federal Home Loan Bank
Discount Note
0.300%, 01/03/2017 *	2,460,000	2,459,959	0.3%
Money market funds - 7.5%
State Street Institutional U.S.
Government Money Market
Fund, Premier Class,
0.4218% (Y)	56,046,058	56,046,058	7.5%
Repurchase agreement - 0.2%		1,466,000	0.2%
TOTAL SHORT-TERM
INVESTMENTS (Cost $59,972,017)		$59,972,017
Total Investments (Active Bond Trust)
(Cost $774,881,097) - 105.5%		$784,991,634	105.5%
Other assets and liabilities, net - (5.5%)		(40,734,414)	(5.5)%
TOTAL NET ASSETS - 100.0%		$744,257,220	100.0%

Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 40.0%
Treasury Inflation Protected Securities - 1.0%
0.375%, 07/15/2025	$96,919,190	$96,377,993	1.0%
U.S. Treasury Bonds - 7.4%
2.250%, 08/15/2046	459,124,000	385,053,984	4.2%
2.750%, 11/15/2042	148,140,000	139,619,432	1.5%
3.125%, 11/15/2041	150,545,000	152,478,449	1.7%
		677,151,865

The accompanying notes are an integral part of the financial statements.	20

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Treasury Notes - 10.0%
0.750%, 07/15/2019	$114,945,000	$113,232,090	1.2%
0.875%, 09/15/2019	460,170,000	453,953,104	5.0%
1.750%, 09/30/2019
to 01/31/2023	187,090,000	186,696,824	2.1%
2.000%, 11/15/2026 (L)	148,008,000	142,175,005	1.5%
OTHER SECURITIES		19,875,785	0.2%
		915,932,808
Federal Home Loan Bank - 0.2%		16,012,512	0.2%
Federal Home Loan Mortgage Corp. - 4.6%
3.000%, 02/01/2043
to 05/01/2046	124,242,296	123,970,051	1.4%
3.500%, 01/01/2029
to 02/01/2045	126,567,997	130,848,740	1.4%
4.000%, 09/01/2041
to 11/01/2043	51,083,308	54,058,232	0.6%
4.500%, 08/01/2040
to 10/01/2041	68,204,229	73,456,307	0.8%
OTHER SECURITIES		36,847,582	0.4%
		419,180,912
Federal National Mortgage Association - 16.5%
3.000%, 09/01/2027
to 04/01/2043	113,968,153	113,807,851	1.2%
3.500%, 02/01/2026
to 04/01/2045	382,842,169	395,678,728	4.4%
4.000%, 05/01/2025
to 06/01/2044	492,463,240	521,684,450	5.9%
4.500%, 01/01/2027
to 05/01/2042	270,805,430	292,009,369	3.1%
5.000%, 02/01/2033
to 12/01/2041	114,043,700	124,984,700	1.3%
5.500%, 10/01/2035
to 03/01/2041	34,818,813	39,077,223	0.4%
OTHER SECURITIES		20,556,207	0.2%
		1,507,798,528
Government National Mortgage Association - 0.3%		27,555,210	0.3%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $3,623,787,106)		$3,660,009,828
CORPORATE BONDS - 39.4%
Consumer discretionary - 3.9%
Ford Motor Credit Company LLC
5.875%, 08/02/2021	32,919,000	36,323,285	0.4%
OTHER SECURITIES		319,379,067	3.5%
		355,702,352
Consumer staples - 2.2%
Anheuser-Busch InBev
Finance, Inc.
4.900%, 02/01/2046	34,470,000	37,011,577	0.4%
OTHER SECURITIES		168,502,766	1.8%
		205,514,343
Energy - 5.0%
Williams Partners LP
4.875%, 05/15/2023
to 03/15/2024	35,190,000	35,597,607	0.4%
OTHER SECURITIES		420,380,758	4.6%
		455,978,365

Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Financials - 14.7%
Bank of Montreal
2.100%, 12/12/2019	$28,170,000	$28,152,647	0.3%
HBOS PLC
6.750%, 05/21/2018 (S)	31,463,000	33,169,805	0.4%
Lloyds Banking Group PLC
4.650%, 03/24/2026	31,040,000	31,397,426	0.3%
Morgan Stanley
7.300%, 05/13/2019	27,030,000	30,107,176	0.3%
The Goldman Sachs Group, Inc.
2.300%, 12/13/2019	30,020,000	29,991,961	0.3%
Wells Fargo & Company
(5.875% to 06/15/2025, then
3 month LIBOR + 3.990%)
06/15/2025 (Q)	32,785,000	34,420,972	0.4%
OTHER SECURITIES		1,161,270,414	12.7%
		1,348,510,401
Health care - 2.3%		208,488,335	2.3%
Industrials - 3.9%		356,031,538	3.9%
Information technology - 2.1%
Diamond 1 Finance Corp.
6.020%, 06/15/2026 (S)	27,890,000	30,173,912	0.3%
OTHER SECURITIES		162,134,372	1.8%
		192,308,284
Materials - 0.4%		39,046,564	0.4%
Real estate - 2.2%		201,423,808	2.2%
Telecommunication services - 1.5%
Verizon Communications, Inc.
4.862%, 08/21/2046	29,860,000	30,198,045	0.3%
OTHER SECURITIES		103,841,133	1.2%
		134,039,178
Utilities - 1.2%		105,806,325	1.2%
TOTAL CORPORATE
BONDS (Cost $3,637,330,083)		$3,602,849,493
CAPITAL PREFERRED SECURITIES - 0.4%
Financials - 0.4%		37,254,349	0.4%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $35,529,207)		$37,254,349
COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.9%
Commercial and residential - 0.5%		44,650,328	0.5%
Federal Home Loan Mortgage Corp. - 1.0%		93,669,106	1.0%
Federal National Mortgage Association - 0.0%		184,369	0.0%
Government National Mortgage Association - 0.4%		35,059,961	0.4%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $174,789,901)		$173,563,764
ASSET BACKED SECURITIES - 16.0%
Ally Master Owner Trust,
1.630%, 05/15/2020	27,900,000	27,863,331	0.3%
American Express Credit Account
Master Trust,
1.430%, 06/15/2020	28,685,000	28,731,037	0.3%
BA Credit Card Trust,
1.360%, 09/15/2020	41,115,000	41,092,083	0.5%

The accompanying notes are an integral part of the financial statements.	21

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
ASSET BACKED SECURITIES (continued)
Cabela’s Credit Card Master Note
Trust,
1.780%, 06/15/2022	$28,907,500	$28,814,250	0.3%
Capital One Multi-Asset
Execution Trust,
1.340%, 04/15/2022	28,125,000	27,803,365	0.3%
Chase Issuance Trust,
1.360%, 04/15/2020	47,755,000	47,722,312	0.5%
Chase Issuance Trust,
1.380%, 11/15/2019	31,978,000	32,004,123	0.4%
Chase Issuance Trust,
1.590%, 02/18/2020	29,105,000	29,185,531	0.3%
Chrysler Capital Auto
Receivables Trust,
1.550%, 02/18/2020 (S)	35,345,000	35,315,741	0.4%
Citibank Credit Card Issuance
Trust,
1.750%, 11/19/2021	34,755,000	34,583,185	0.4%
CNH Equipment Trust,
1.660%, 11/16/2020	31,405,000	31,459,387	0.3%
DB Master Finance LLC,
3.980%, 02/20/2045 (S)	32,771,288	32,817,364	0.4%
Discover Card Execution Note
Trust,
1.640%, 07/15/2021	50,115,000	50,091,476	0.5%
Ford Credit Floorplan Master
Owner Trust,
1.400%, 08/15/2019	35,760,000	35,783,687	0.4%
Ford Credit Floorplan Master
Owner Trust,
1.420%, 01/15/2020	29,125,000	29,095,977	0.3%
Honda Auto Receivables Owner
Trust,
1.310%, 10/15/2020	42,515,000	42,540,968	0.5%
Huntington Auto Trust,
1.930%, 04/15/2022	29,905,000	29,756,151	0.3%
Nissan Auto Receivables Owner
Trust,
1.500%, 09/15/2021	42,370,000	42,235,810	0.5%
Nissan Master Owner Trust
Receivables Trust,
1.440%, 01/15/2020	29,325,000	29,325,669	0.3%
Wendys Funding LLC,
3.371%, 06/15/2045 (S)	30,597,688	30,551,057	0.3%
OTHER SECURITIES		776,202,493	8.5%
TOTAL ASSET BACKED
SECURITIES (Cost $1,466,516,366)		$1,462,974,997
SECURITIES LENDING COLLATERAL - 1.5%
John Hancock Collateral Trust,
0.7390% (W)(Y)	13,444,293	134,530,321	1.5%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $134,536,161)		$134,530,321

Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 1.3%
U.S. Government Agency - 0.8%
Federal Home Loan Bank
Discount Note
0.300%, 01/03/2017 *	$72,680,000	$72,678,789	0.8%
Repurchase agreement 0.5%		43,284,000	0.5%
TOTAL SHORT-TERM
INVESTMENTS (Cost $115,962,789)		$115,962,789
Total Investments (Bond Trust)
(Cost $9,188,451,613) - 100.5%		$9,187,145,541	100.5%
Other assets and liabilities, net - (0.5%)		(44,803,683)	(0.5)%
TOTAL NET ASSETS - 100.0%		$9,142,341,858	100.0%

Core Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 60.9%
U.S. Treasury Bonds - 3.7%
2.250%, 08/15/2046	$11,074,000	$9,287,443	0.8%
2.500%, 02/15/2046
to 05/15/2046	21,681,000	19,218,971	1.6%
2.875%, 11/15/2046	4,720,000	4,545,808	0.4%
3.000%, 11/15/2045	11,841,000	11,651,769	0.9%
		44,703,991
U.S. Treasury Notes - 26.5%
0.750%, 10/31/2018	15,241,000	15,128,598	1.2%
0.875%, 07/15/2018	4,099,000	4,085,334	0.3%
1.000%, 11/30/2018
to 11/15/2019	25,698,000	25,381,489	2.0%
1.125%, 06/15/2018
to 09/30/2021	58,067,000	57,645,941	4.8%
1.250%, 10/31/2021 (L)	27,172,000	26,322,141	2.2%
1.375%, 12/15/2019	73,669,000	73,455,728	6.0%
1.625%, 06/30/2020	3,480,000	3,479,307	0.3%
2.000%, 08/31/2021
to 12/31/2021	48,747,000	48,860,928	4.0%
2.000%, 11/15/2026 (L)	46,216,000	44,394,627	3.6%
2.125%, 08/15/2021
to 09/30/2021	23,430,000	23,627,582	1.9%
OTHER SECURITIES		2,017,796	0.2%
		324,399,471
Federal Home Loan Mortgage Corp. - 6.8%
3.000%, TBA (C)	7,600,000	7,544,781	0.6%
3.000%, 02/01/2027
to 11/01/2031	6,970,801	7,177,550	0.7%
3.500%, TBA (C)	5,200,000	5,322,251	0.4%
3.500%, 12/01/2025
to 12/01/2045	34,055,686	35,695,692	2.9%
4.000%, TBA (C)	9,900,000	10,393,067	0.9%
4.000%, 10/01/2029
to 06/01/2046	7,745,882	8,207,442	0.6%
4.500%, 08/01/2020
to 06/01/2044	3,693,754	3,826,170	0.3%
OTHER SECURITIES		4,620,609	0.4%
		82,787,562

The accompanying notes are an integral part of the financial statements.	22

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Federal National Mortgage Association - 18.9%
1.908%, 10/09/2019 (Z)	$4,055,000	$3,845,142	0.3%
3.000%, TBA (C)	17,700,000	17,841,839	1.5%
3.000%, 11/01/2026
to 11/01/2031	28,729,799	29,562,324	2.8%
3.500%, TBA (C)	34,300,000	35,126,206	2.9%
3.500%, 08/01/2028
to 08/01/2046	51,235,350	53,676,341	4.2%
4.000%, TBA (C)	22,000,000	23,228,873	1.8%
4.000%, 04/01/2024
to 11/01/2046	26,037,080	27,634,660	2.1%
4.500%, 01/01/2020
to 06/01/2046	21,508,336	23,308,128	1.8%
2.125%, 11/30/2023 (L)	4,568,000	4,532,100	0.4%
OTHER SECURITIES		12,447,661	1.1%
		231,203,274
Government National Mortgage Association - 4.7%
3.000%, TBA (C)	17,500,000	17,705,079	1.5%
3.500%, TBA (C)	13,100,000	13,607,626	1.1%
4.000%, 12/15/2040
to 08/20/2046	14,630,867	15,600,882	1.3%
4.500%, 03/15/2041
to 09/20/2046	6,876,169	7,492,755	0.6%
OTHER SECURITIES		2,793,152	0.2%
		57,199,494
Tennessee Valley Authority - 0.3%
2.875%, 09/15/2024	4,045,000	4,132,865	0.3%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $754,272,786)		$744,426,657
FOREIGN GOVERNMENT
OBLIGATIONS - 2.0%
Canada - 0.2%		2,083,772	0.2%
Indonesia - 0.1%		1,828,942	0.1%
Israel - 0.1%		762,705	0.1%
Japan - 0.3%		4,386,447	0.3%
Mexico - 0.3%		3,968,444	0.3%
Paraguay - 0.1%		757,190	0.1%
Qatar - 0.2%		2,709,894	0.2%
Slovenia - 0.5%		5,796,232	0.5%
South Africa - 0.1%		1,154,738	0.1%
United Arab Emirates - 0.1%		1,263,400	0.1%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $25,447,794)		$24,711,764
CORPORATE BONDS - 25.7%
Consumer discretionary - 1.5%		18,525,161	1.5%
Consumer staples - 1.4%
Anheuser-Busch InBev Finance,
Inc.
4.900%, 02/01/2046	3,574,000	3,837,522	0.3%
OTHER SECURITIES		13,585,062	1.1%
		17,422,584
Energy - 3.3%		39,895,937	3.3%
Financials - 8.8%
Bank of America Corp.
3.248%, 10/21/2027	3,885,000	3,702,933	0.3%

Core Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Financials (continued)
JPMorgan Chase & Co.
2.972%, 01/15/2023	$4,015,000	$3,996,864	0.3%
KFW
1.000%, 07/15/2019	6,877,000	6,770,042	0.6%
Morgan Stanley
2.625%, 11/17/2021	3,550,000	3,503,864	0.3%
OTHER SECURITIES		89,017,308	7.3%
		106,991,011
Health care - 1.8%		21,552,108	1.8%
Industrials - 1.1%		13,726,643	1.1%
Information technology - 2.4%		29,275,926	2.4%
Materials - 1.2%		14,381,012	1.2%
Real estate - 0.6%		6,871,156	0.6%
Telecommunication services - 1.4%		17,495,124	1.4%
Utilities - 2.2%		27,070,239	2.2%
TOTAL CORPORATE BONDS (Cost $316,888,430)		$313,206,901
MUNICIPAL BONDS - 0.8%		9,870,937	0.8%
TOTAL MUNICIPAL BONDS (Cost $9,510,323)		$9,870,937
COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.3%
Commercial and residential - 3.8%		46,156,394	3.8%
Federal Home Loan Mortgage Corp. - 0.7%
4.000%, 09/15/2043	4,494,000	4,664,634	0.4%
OTHER SECURITIES		3,825,979	0.3%
		8,490,613
Federal National Mortgage Association - 0.8%
3.500%, 09/25/2043	4,501,528	4,687,465	0.4%
OTHER SECURITIES		4,671,529	0.4%
		9,358,994
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $65,046,551)		$64,006,001
ASSET BACKED SECURITIES - 16.8%
Ford Credit Auto Owner Trust,
2.440%, 01/15/2027 (S)	3,379,000	3,406,099	0.3%
SLM Student Loan Trust,
1.432%, 04/27/2026 (P)(S)	3,457,000	3,442,524	0.3%
SLM Student Loan Trust,
1.022%, 10/25/2028 (P)	3,917,000	3,813,706	0.3%
SMB Private Education Loan
Trust,
2.490%, 06/15/2027 (S)	3,845,000	3,798,258	0.3%
SMB Private Education Loan
Trust,
2.340%, 09/15/2034 (S)	3,572,000	3,508,380	0.3%
OTHER SECURITIES		186,717,402	15.3%
TOTAL ASSET BACKED
SECURITIES (Cost $205,349,310)		$204,686,369
SECURITIES LENDING COLLATERAL - 4.9%
John Hancock Collateral Trust,
0.7390% (W)(Y)	6,011,648	60,155,553	4.9%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $60,158,465)		$60,155,553

The accompanying notes are an integral part of the financial statements.	23

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 3.6%
Money market funds - 3.6%
State Street Institutional U.S.
Government Money Market
Fund, Premier Class,
0.4218% (Y)	44,271,586	$44,271,586	3.6%
TOTAL SHORT-TERM
INVESTMENTS (Cost $44,271,586)		$44,271,586
Total Investments (Core Bond Trust)
(Cost $1,480,945,245) - 120.0%		$1,465,335,768	120.0%
Other assets and liabilities, net - (20.0%)		(243,720,847)	(20.0)%
TOTAL NET ASSETS - 100.0%		$1,221,614,921	100.0%
SALE COMMITMENTS
OUTSTANDING - (1.3)%
Federal National Mortgage Association - (1.3)%
3.000%, TBA (C)	(8,000,000)	(8,207,010)	(0.7)%
4.000%, TBA (C)	(7,300,000)	(7,801,911)	(0.6)%
TOTAL SALE COMMITMENTS
OUTSTANDING (Cost $(15,931,648))		$(16,008,921)

Global Bond Trust

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 13.4%
Treasury Inflation Protected Securities - 2.6%
2.500%, 01/15/2029		$8,331,290	$10,047,036	1.8%
OTHER SECURITIES			4,285,045	0.8%
			14,332,081
U.S. Treasury Bonds - 0.5%			2,959,206	0.5%
Federal Home Loan Mortgage Corp. - 0.2%			1,042,098	0.2%
Federal National Mortgage Association - 10.1%
3.000%, TBA (C)		28,400,000	28,165,857	5.0%
3.500%, TBA (C)		27,000,000	27,634,182	4.9%
OTHER SECURITIES			1,673,026	0.2%
			57,473,065
Government National Mortgage Association - 0.0%			86,605	0.0%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $76,743,485)			$75,893,055
FOREIGN GOVERNMENT
OBLIGATIONS - 30.4%
Australia - 0.1%			309,848	0.1%
Canada - 3.0%
Province of Ontario
3.500%, 06/02/2024	CAD	5,100,000	4,125,088	0.7%
Province of Quebec
2.750%, 08/25/2021		$3,200,000	3,258,272	0.6%
OTHER SECURITIES			9,466,982	1.7%
			16,850,342
France - 3.2%
Government of France
3.250%, 05/25/2045	EUR	1,900,000	2,748,453	0.5%
Government of France
4.000%, 10/25/2038		3,300,000	5,198,350	0.9%
Government of France
4.500%, 04/25/2041		6,100,000	10,375,288	1.8%
			18,322,091

Global Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Greece - 0.4%			$2,163,422	0.4%
Italy - 2.6%
Republic of Italy
5.000%, 09/01/2040	EUR	3,250,000	4,718,540	0.8%
OTHER SECURITIES			9,746,187	1.8%
			14,464,727
Japan - 9.7%
Government of Japan
0.500%, 09/20/2046	JPY	370,000,000	2,999,794	0.5%
Government of Japan
1.600%, 03/20/2033		1,610,000,000	16,474,209	2.9%
Government of Japan
1.700%, 09/20/2032		2,670,000,000	27,663,210	4.9%
OTHER SECURITIES			7,832,337	1.4%
			54,969,550
New Zealand - 0.9%
Dominion of New Zealand
5.000%, 03/15/2019	NZD	6,300,000	4,635,540	0.8%
OTHER SECURITIES			432,763	0.1%
			5,068,303
Norway - 0.1%			490,031	0.1%
Poland - 0.0%			23,427	0.0%
Qatar - 0.1%			599,246	0.1%
Saudi Arabia - 1.0%
Kingdom of Saudi Arabia
2.375%, 10/26/2021 (S)		$5,500,000	5,340,148	0.9%
OTHER SECURITIES			568,814	0.1%
			5,908,962
Slovenia - 3.2%
Republic of Slovenia
5.250%, 02/18/2024		2,600,000	2,845,890	0.5%
Republic of Slovenia
5.250%, 02/18/2024 (S)		5,100,000	5,587,050	1.0%
OTHER SECURITIES			9,965,315	1.7%
			18,398,255
Spain - 2.5%
Kingdom of Spain
2.900%, 10/31/2046 (S)	EUR	4,470,000	4,991,649	0.9%
OTHER SECURITIES			9,414,487	1.6%
			14,406,136
United Kingdom - 3.6%
Government of United Kingdom
3.250%, 01/22/2044	GBP	6,500,000	10,352,257	1.8%
Government of United Kingdom
4.250%, 12/07/2040		4,000,000	7,230,218	1.3%
OTHER SECURITIES			2,969,016	0.5%
			20,551,491
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $178,911,157)			$172,525,831
CORPORATE BONDS - 27.5%
Australia - 0.4%			2,301,633	0.4%
Austria - 0.3%			1,464,742	0.3%
Belgium - 0.3%			1,702,139	0.3%
Brazil - 0.6%			3,302,611	0.6%
Canada - 0.6%			3,735,076	0.6%

The accompanying notes are an integral part of the financial statements.	24

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
CORPORATE BONDS (continued)
Cayman Islands - 0.2%			$970,385	0.2%
Denmark - 8.9%
Nykredit Realkredit A/S
1.000%, 04/01/2017
to 10/01/2017	DKK	42,700,000	6,096,239	1.1%
Nykredit Realkredit A/S
2.000%, 07/01/2017
to 10/01/2047		55,343,644	7,882,177	1.5%
Nykredit Realkredit A/S
2.500%, 10/01/2037
to 10/01/2047		71,721,396	10,324,093	1.8%
Nykredit Realkredit A/S
3.000%, 10/01/2047		30,496,517	4,475,701	0.8%
Realkredit Danmark A/S
1.000%, 04/01/2017		36,700,000	5,211,992	0.9%
Realkredit Danmark A/S
2.000%, 04/01/2017
to 10/01/2047		41,519,284	5,864,024	1.0%
Realkredit Danmark A/S
2.500%, 10/01/2037
to 10/01/2047		37,335,095	5,395,151	0.9%
OTHER SECURITIES			5,217,093	0.9%
			50,466,470
France - 0.8%
Dexia Credit Local SA
1.875%, 09/15/2021 (S)		$3,100,000	2,988,691	0.5%
OTHER SECURITIES			1,592,110	0.3%
			4,580,801
Germany - 0.7%			4,204,654	0.7%
Greece - 0.0%			102,239	0.0%
Guernsey, Channel Islands - 0.1%			399,125	0.1%
Ireland - 0.3%			1,480,289	0.3%
Italy - 0.8%
Banca Carige SpA
3.875%, 10/24/2018	EUR	2,800,000	3,091,099	0.5%
OTHER SECURITIES			1,605,272	0.3%
			4,696,371
Ivory Coast - 0.4%			2,307,635	0.4%
Japan - 1.3%
Sumitomo Mitsui Financial
Group, Inc.
2.058%, 07/14/2021		$3,100,000	2,995,546	0.5%
Sumitomo Mitsui Financial
Group, Inc.
2.631%, 03/09/2021 (P)		3,100,000	3,189,224	0.6%
OTHER SECURITIES			1,500,500	0.2%
			7,685,270
Netherlands - 1.2%
ING Bank NV
2.625%, 12/05/2022		3,500,000	3,469,827	0.6%
OTHER SECURITIES			3,187,996	0.6%
			6,657,823
Portugal - 0.0%			214,740	0.0%
Russia - 0.4%			2,150,279	0.4%
Sweden - 0.8%
Svenska Handelsbanken AB
1.987%, 03/30/2021 (P)		3,700,000	3,764,621	0.7%
OTHER SECURITIES			693,823	0.1%
			4,458,444

Global Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
CORPORATE BONDS (continued)
Switzerland - 0.2%			$1,408,161	0.2%
United Kingdom - 4.0%
Barclays Bank PLC (7.750% to
04/10/2018, then 5 Year U.S.
Swap Rate + 6.833%)
04/10/2023		$3,700,000	3,890,180	0.7%
OTHER SECURITIES			18,778,122	3.3%
			22,668,302
United States - 5.2%
Marriott International, Inc.
6.750%, 05/15/2018		3,000,000	3,197,583	0.6%
MUFG Americas Holdings Corp.
3.000%, 02/10/2025		3,500,000	3,355,755	0.6%
OTHER SECURITIES			22,771,967	4.0%
			29,325,305
TOTAL CORPORATE BONDS (Cost $161,525,794)			$156,282,494
TERM LOANS (M) - 0.4%
United States - 0.4%			2,312,332	0.4%
TOTAL TERM LOANS (Cost $2,299,119)			$2,312,332
MUNICIPAL BONDS - 0.0%			256,859	0.0%
TOTAL MUNICIPAL BONDS (Cost $255,000)			$256,859
COLLATERALIZED MORTGAGE
OBLIGATIONS - 11.5%
Australia - 0.0%			182,792	0.0%
Canada - 0.4%			2,224,990	0.4%
Italy - 0.6%			3,046,955	0.6%
United Kingdom - 2.1%
Mansard Mortgages PLC,
Series 2007-2X, Class A1
1.023%, 12/15/2049 (P)	GBP	4,814,657	5,655,291	1.0%
OTHER SECURITIES			6,352,639	1.1%
			12,007,930
United States - 8.4%
JPMorgan Alternative Loan
Trust, Series 2006-A5,
Class 1A4
0.996%, 10/25/2036 (P)		$3,918,035	3,289,455	0.6%
Merrill Lynch/Countrywide
Commercial Mortgage Trust,
Series 2007-8, Class A3
6.852%, 08/12/2049 (P)		2,950,640	2,986,430	0.5%
NCUA Guaranteed Notes Trust,
Series 2010-R2, Class 1A
1.022%, 11/06/2017 (P)		3,534,584	3,534,863	0.6%
OTHER SECURITIES			37,708,378	6.7%
			47,519,126
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $70,045,352)			$64,981,793
ASSET BACKED SECURITIES - 5.2%
WaMu Asset-Backed Certificates,
1.116%, 04/25/2037 (P)		7,255,054	3,374,258	0.6%
OTHER SECURITIES			26,280,937	4.6%
TOTAL ASSET BACKED
SECURITIES (Cost $30,912,326)			$29,655,195

The accompanying notes are an integral part of the financial statements.	25

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
COMMON STOCKS - 0.0%
United States - 0.0%			$51,045	0.0%
TOTAL COMMON STOCKS (Cost $15,920)			$51,045
PREFERRED SECURITIES - 0.0%
United States - 0.0%			244,608	0.0%
TOTAL PREFERRED SECURITIES (Cost $110,250)			$244,608
ESCROW SHARES - 0.1%
United States - 0.1%			622,910	0.1%
TOTAL ESCROW SHARES (Cost $0)			$622,910
PURCHASED OPTIONS - 0.3%
Call options - 0.0%			4,004	0.0%
Put options - 0.3%			1,515,350	0.3%
TOTAL PURCHASED OPTIONS (Cost $1,270,855)			$1,519,354
SHORT-TERM INVESTMENTS - 30.2%
Commercial paper - 1.0%
Natixis SA
1.687%, 09/25/2017 *		$3,800,000	3,800,000	0.7%
OTHER SECURITIES			1,800,000	0.3%
			5,600,000
Foreign government - 26.4%
Federative Republic of Brazil
11.317%, 07/01/2017 *	BRL	49,700,000	14,403,303	2.6%
Japan Treasury Discount Bill,
0.000% 01/16/2017 *	JPY	3,870,000,000	33,114,915	5.8%
Japan Treasury Discount Bill,
0.000% 01/30/2017 *		1,280,000,000	10,954,007	1.9%
Japan Treasury Discount Bill,
0.000% 02/06/2017 *		1,280,000,000	10,954,632	1.9%
Japan Treasury Discount Bill,
0.000% 02/10/2017 *		650,000,000	5,563,038	1.0%
Japan Treasury Discount Bill,
0.000% 02/27/2017 *		1,260,000,000	10,785,287	1.9%
Japan Treasury Discount Bill,
0.000% 03/06/2017 *		940,000,000	8,046,778	1.4%
Japan Treasury Discount Bill,
0.000% 03/13/2017 *		4,570,000,000	39,123,423	6.9%
Japan Treasury Discount Bill,
0.000% 03/21/2017 *		1,720,000,000	14,727,468	2.6%
OTHER SECURITIES			2,316,065	0.4%
			149,988,916
U.S. Government - 1.1%			5,966,484	1.1%
U.S. Government Agency - 0.6%			3,298,910	0.6%
Repurchase agreement - 1.1%			6,360,470	1.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $181,134,060)			$171,214,780
Total Investments (Global Bond Trust)
(Cost $703,223,318) - 119.0%			$675,560,256	119.0%
Other assets and liabilities, net - (19.0%)			(107,855,431)	(19.0)%
TOTAL NET ASSETS - 100.0%			$567,704,825	100.0%
SECURITIES SOLD
SHORT - (0.5)%
Foreign government - (0.5)%			(2,690,470)	(0.5)%
TOTAL SECURITIES SOLD
SHORT (Cost ($2,690,470))			$(2,690,470)

High Yield Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 1.0%
U.S. Government - 1.0%
U.S. Treasury Notes
1.375%, 09/30/2020	$2,500,000	$2,469,836	1.0%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $2,497,308)		$2,469,836
FOREIGN GOVERNMENT
OBLIGATIONS - 0.6%
Argentina - 0.3%		623,000	0.3%
Brazil - 0.2%		594,832	0.2%
Indonesia - 0.0%		5,520	0.0%
Mexico - 0.1%		277,403	0.1%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $1,970,891)		$1,500,755
CORPORATE BONDS - 87.3%
Consumer discretionary - 20.4%
CCO Holdings LLC
5.750%, 02/15/2026 (S)	1,260,000	1,304,100	0.5%
Charter Communications
Operating LLC
4.908%, 07/23/2025	1,550,000	1,631,559	0.7%
DISH DBS Corp.
5.875%, 07/15/2022
to 11/15/2024	1,900,000	1,969,670	0.8%
Jack Ohio Finance LLC
6.750%, 11/15/2021 (S)	1,040,000	1,053,000	0.4%
Netflix, Inc.
5.875%, 02/15/2025	1,080,000	1,165,050	0.5%
Virgin Media Finance PLC
6.000%, 10/15/2024 (S)	1,680,000	1,730,400	0.7%
Woodside Homes Company LLC
6.750%, 12/15/2021 (S)	1,080,000	1,042,199	0.4%
OTHER SECURITIES		40,839,113	16.4%
		50,735,091
Consumer staples - 5.5%
Century Intermediate Holding
Company 2, PIK
9.750%, 02/15/2019 (S)	1,070,000	1,061,975	0.4%
Constellation Brands, Inc.
4.750%, 11/15/2024
to 12/01/2025	1,030,000	1,093,105	0.5%
Simmons Foods, Inc.
7.875%, 10/01/2021 (S)	1,160,000	1,194,800	0.5%
OTHER SECURITIES		10,425,411	4.1%
		13,775,291
Energy - 14.4%
Berry Petroleum Company LLC
6.750%, 11/01/2020 (H)	1,700,000	1,083,750	0.4%
Crestwood Midstream
Partners LP
6.125%, 03/01/2022	1,080,000	1,107,000	0.4%
Rockies Express Pipeline LLC
6.875%, 04/15/2040 (S)	1,250,000	1,243,750	0.5%
RSP Permian, Inc.
5.250%, 01/15/2025 (S)	1,060,000	1,065,300	0.4%
OTHER SECURITIES		31,331,821	12.7%
		35,831,621

The accompanying notes are an integral part of the financial statements.	26

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Financials - 7.1%
CIT Group, Inc.
5.000%, 08/15/2022
to 08/01/2023	$1,110,000	$1,149,075	0.4%
CIT Group, Inc.
5.375%, 05/15/2020	1,020,000	1,083,750	0.4%
Citigroup, Inc. (6.300%
to 05/15/2024, then 3 month
LIBOR + 3.423%)
05/15/2024 (Q)	1,060,000	1,050,990	0.4%
Navient Corp.
8.000%, 03/25/2020	1,140,000	1,264,716	0.5%
Navient Corp.
8.450%, 06/15/2018	1,100,000	1,185,250	0.5%
Quicken Loans, Inc.
5.750%, 05/01/2025 (S)	1,220,000	1,186,450	0.5%
OTHER SECURITIES		10,862,895	4.4%
		17,783,126
Health care - 6.4%
Centene Corp.
4.750%, 05/15/2022
to 01/15/2025	1,340,000	1,330,788	0.6%
HCA, Inc.
5.875%, 02/15/2026	1,500,000	1,545,000	0.6%
MPH Acquisition Holdings LLC
7.125%, 06/01/2024 (S)	1,400,000	1,473,640	0.6%
Tenet Healthcare Corp.
6.750%, 06/15/2023	1,160,000	1,020,800	0.4%
Valeant Pharmaceuticals
International, Inc.
5.500%, 03/01/2023 (S)	1,950,000	1,462,500	0.6%
OTHER SECURITIES		9,068,472	3.6%
		15,901,200
Industrials - 10.0%
Allison Transmission, Inc.
5.000%, 10/01/2024 (S)	1,040,000	1,050,400	0.4%
American Builders & Contractors
Supply Company, Inc.
5.625%, 04/15/2021 (S)	1,180,000	1,215,400	0.5%
CBC Ammo LLC
7.250%, 11/15/2021 (S)	1,210,000	1,188,825	0.5%
H&E Equipment Services, Inc.
7.000%, 09/01/2022	1,080,000	1,136,700	0.5%
West Corp.
5.375%, 07/15/2022 (S)	1,260,000	1,217,475	0.5%
OTHER SECURITIES		19,006,319	7.6%
		24,815,119
Information technology - 1.1%		2,873,871	1.1%
Materials - 9.7%
Freeport-McMoRan, Inc.
6.875%, 02/15/2023 (S)	1,910,000	2,005,500	0.8%
Pactiv LLC
8.375%, 04/15/2027	1,510,000	1,649,675	0.7%
Reynolds Group Issuer, Inc.
7.000%, 07/15/2024 (S)	1,450,000	1,540,625	0.6%
Teck Resources, Ltd.
8.000%, 06/01/2021 (L)(S)	940,000	1,034,000	0.4%
OTHER SECURITIES		17,844,482	7.2%
		24,074,282
Real estate - 2.1%
CTR Partnership LP
5.875%, 06/01/2021	1,030,000	1,048,025	0.4%
OTHER SECURITIES		4,214,915	1.7%
		5,262,940

High Yield Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Telecommunication services - 8.6%
Cogent Communications Group,
Inc.
5.375%, 03/01/2022 (S)	$1,550,000	$1,600,375	0.6%
Intelsat Jackson Holdings SA
8.000%, 02/15/2024 (S)	1,060,000	1,089,150	0.4%
SFR Group SA
7.375%, 05/01/2026 (S)	2,170,000	2,216,113	0.9%
Sprint Capital Corp.
8.750%, 03/15/2032	1,600,000	1,760,000	0.7%
Sprint Corp.
7.250%, 09/15/2021	1,850,000	1,965,625	0.8%
Sprint Corp.
7.875%, 09/15/2023	2,690,000	2,871,575	1.2%
T-Mobile USA, Inc.
6.500%, 01/15/2026	1,160,000	1,254,250	0.5%
Telecom Italia SpA
5.303%, 05/30/2024 (S)	1,350,000	1,316,250	0.5%
OTHER SECURITIES		7,392,058	3.0%
		21,465,396
Utilities - 2.0%
Miran Mid-Atlantic Series C Pass
Through Trust
10.060%, 12/30/2028	1,558,871	1,328,938	0.5%
Red Oak Power LLC
9.200%, 11/30/2029	1,030,000	1,069,913	0.4%
OTHER SECURITIES		2,557,807	1.1%
		4,956,658
TOTAL CORPORATE BONDS (Cost $220,727,841)		$217,474,595
CAPITAL PREFERRED SECURITIES - 0.4%
Financials - 0.4%		877,500	0.4%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $839,811)		$877,500
CONVERTIBLE BONDS - 0.2%
Consumer discretionary - 0.1%		168,443	0.1%
Energy - 0.0%		129,900	0.0%
Information technology - 0.1%		151,219	0.1%
Materials - 0.0%		66,008	0.0%
TOTAL CONVERTIBLE BONDS (Cost $1,182,220)		$515,570
TERM LOANS (M) - 3.7%
Consumer discretionary - 0.9%		2,311,283	0.9%
Energy - 1.6%		3,861,822	1.6%
Health care - 0.7%		1,662,855	0.7%
Industrials - 0.3%		781,547	0.3%
Information technology - 0.2%		571,200	0.2%
Materials - 0.0%		108,504	0.0%
TOTAL TERM LOANS (Cost $9,835,876)		$9,297,211
COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.4%
Commercial and residential - 0.4%		879,513	0.4%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $1,064,369)		$879,513
ASSET BACKED SECURITIES - 2.0%		5,099,860	2.0%
TOTAL ASSET BACKED
SECURITIES (Cost $5,139,351)		$5,099,860

The accompanying notes are an integral part of the financial statements.	27

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 1.5%
Consumer discretionary - 0.3%		$648,997	0.3%
Energy - 1.1%
KCAD Holdings I, Ltd. (I)	165,553,563	1,539,648	0.6%
Magnum Hunter Resources
Corp. (I)	97,579	1,048,974	0.4%
OTHER SECURITIES		223,635	0.1%
		2,812,257
Industrials - 0.1%		272,345	0.1%
Materials - 0.0%		1	0.0%
TOTAL COMMON STOCKS (Cost $10,604,410)		$3,733,600
PREFERRED SECURITIES - 1.3%
Financials - 1.0%
GMAC Capital Trust I,
6.691% (P)	100,372	2,549,449	1.0%
Health care - 0.3%		617,593	0.3%
TOTAL PREFERRED SECURITIES (Cost $3,114,126)		$3,167,042
ESCROW CERTIFICATES - 0.0%
Consumer discretionary - 0.0%		0	0.0%
Health care - 0.0%		500	0.0%
TOTAL ESCROW CERTIFICATES (Cost $435,127)		$500
SECURITIES LENDING COLLATERAL - 2.2%
John Hancock Collateral Trust,
0.7390% (W)(Y)	550,054	5,504,112	2.2%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $5,504,327)		$5,504,112
SHORT-TERM INVESTMENTS - 0.4%
Money market funds - 0.4%
State Street Institutional Treasury
Plus Money Market Fund,
Premier Class, 0.3892% (Y)	1,090,834	1,090,834	0.4%
TOTAL SHORT-TERM
INVESTMENTS (Cost $1,090,834)		$1,090,834
Total Investments (High Yield Trust)
(Cost $264,006,491) - 101.0%		$251,610,928	101.0%
Other assets and liabilities, net - (1.0%)		(2,420,250)	(1.0)%
TOTAL NET ASSETS - 100.0%		$249,190,678	100.0%

Investment Quality Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 47.8%
Treasury Inflation Protected Securities - 5.1%
0.125%, 07/15/2024	$7,831,474	$7,692,536	2.6%
0.250%, 01/15/2025	7,649,968	7,522,527	2.5%
		15,215,063
U.S. Treasury Bonds - 3.0%
2.500%, 02/15/2045 to
02/15/2046	1,852,000	1,644,323	0.6%
3.000%, 11/15/2044 to
11/15/2045	2,305,000	2,268,169	0.8%
4.500%, 02/15/2036	3,867,000	4,884,346	1.6%
OTHER SECURITIES		3,989	0.0%
		8,800,827

Investment Quality Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Treasury Notes - 5.6%
1.375%, 04/30/2021 (D)		$2,873,000	$2,815,830	1.0%
1.500%, 08/15/2026		2,325,000	2,134,908	0.7%
1.625%, 05/15/2026		3,317,000	3,088,243	1.0%
1.750%, 09/30/2019 (D)		2,200,000	2,220,680	0.8%
2.000%, 08/15/2025		6,420,000	6,209,899	2.1%
OTHER SECURITIES			68,082	0.0%
			16,537,642
Federal Home Loan Mortgage Corp. - 14.1%
3.000%, TBA (C)		2,300,000	2,356,961	0.8%
3.000%, 04/01/2045
to 12/01/2046		14,467,511	14,383,576	4.9%
3.500%, TBA (C)		9,200,000	9,416,291	3.2%
4.000%, TBA (C)		12,300,000	12,912,598	4.3%
4.500%, TBA (C)		2,200,000	2,359,831	0.8%
OTHER SECURITIES			315,781	0.1%
			41,745,038
Federal National Mortgage Association - 18.2%
2.500%, TBA (C)		7,100,000	7,107,211	2.4%
2.500%, 05/01/2030
to 04/01/2045		8,907,688	8,850,488	3.0%
2.970%, 06/01/2027
to 06/01/2030		1,281,000	1,255,293	0.4%
3.000%, TBA (C)		8,200,000	8,403,078	2.8%
3.500%, TBA (C)		14,300,000	14,649,598	4.9%
3.500%, 06/01/2046		5,255,467	5,388,672	1.8%
4.000%, TBA (C)		1,000,000	1,050,625	0.4%
4.500%, TBA (C)		3,100,000	3,331,513	1.1%
5.000%, TBA (C)		1,800,000	1,959,187	0.7%
OTHER SECURITIES			1,893,412	0.7%
			53,889,077
Government National Mortgage Association - 1.8%
3.500%, TBA (C)		2,400,000	2,493,000	0.9%
4.500%, TBA (C)		2,300,000	2,454,629	0.8%
OTHER SECURITIES			558,549	0.1%
			5,506,178
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $143,970,782)			$141,693,825
FOREIGN GOVERNMENT
OBLIGATIONS - 1.8%
Argentina - 0.1%			304,795	0.1%
Brazil - 0.5%
Federative Republic of Brazil
6.000%, 05/15/2017	BRL	1,249,000	1,141,298	0.3%
OTHER SECURITIES			459,856	0.2%
			1,601,154
Colombia - 0.2%			621,884	0.2%
Mexico - 0.2%			701,143	0.2%
Russia - 0.2%			416,851	0.2%
Saudi Arabia - 0.2%			458,573	0.2%
Thailand - 0.2%			454,860	0.2%
Turkey - 0.1%			386,750	0.1%
Uruguay - 0.1%			369,033	0.1%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $5,415,356)			$5,315,043

The accompanying notes are an integral part of the financial statements.	28

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS - 32.3%
Consumer discretionary - 4.1%		$12,010,296	4.1%
Consumer staples - 3.0%
Anheuser-Busch InBev
Finance, Inc.
3.300%, 02/01/2023	$1,730,000	1,758,872	0.6%
OTHER SECURITIES		7,003,964	2.4%
		8,762,836
Energy - 4.0%		11,978,187	4.0%
Financials - 11.6%
Bank of America Corp.
7.750%, 05/14/2038	715,000	982,950	0.3%
Morgan Stanley
6.625%, 04/01/2018	1,070,000	1,131,405	0.4%
OTHER SECURITIES		32,250,242	10.9%
		34,364,597
Health care - 2.5%
Actavis Funding SCS
2.350%, 03/12/2018	930,000	935,256	0.3%
OTHER SECURITIES		6,589,367	2.2%
		7,524,623
Industrials - 1.1%		3,331,130	1.1%
Information technology - 1.4%		4,240,784	1.4%
Materials - 0.5%		1,429,850	0.5%
Real estate - 0.5%		1,598,698	0.5%
Telecommunication services - 2.5%
Verizon Communications, Inc.
4.672%, 03/15/2055	1,248,000	1,173,219	0.4%
OTHER SECURITIES		6,160,031	2.1%
		7,333,250
Utilities - 1.1%		3,277,890	1.1%
TOTAL CORPORATE BONDS (Cost $95,566,129)		$95,852,141
MUNICIPAL BONDS - 1.2%		3,450,152	1.2%
TOTAL MUNICIPAL BONDS (Cost $3,442,216)		$3,450,152
TERM LOANS (M) - 3.3%
Consumer discretionary - 1.1%		3,348,367	1.1%
Consumer staples - 0.2%		488,659	0.2%
Energy - 0.1%		449,606	0.1%
Financials - 0.2%		630,497	0.2%
Health care - 0.4%		1,098,472	0.4%
Industrials - 0.5%		1,384,379	0.5%
Information technology - 0.3%		919,855	0.3%
Materials - 0.2%		774,416	0.2%
Real estate - 0.1%		214,222	0.1%
Telecommunication services - 0.1%		344,000	0.1%
Utilities - 0.1%		210,807	0.1%
TOTAL TERM LOANS (Cost $9,949,321)		$9,863,280
COLLATERALIZED MORTGAGE
OBLIGATIONS - 10.7%
Commercial and residential - 10.5%
Mortgage Repurchase Agreement
Financing Trust,
1.872%, 06/10/2019 (S)	1,034,000	1,034,000	0.4%
OTHER SECURITIES		30,006,557	10.1%
		31,040,557

Investment Quality Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal National Mortgage Association - 0.2%			$498,854	0.2%
Government National Mortgage Association - 0.0%			17,867	0.0%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $32,036,194)			$31,557,278
ASSET BACKED SECURITIES - 16.0%
Apidos CLO XVII,
2.193%, 04/17/2026 (S)		$1,200,000	1,199,400	0.4%
Apidos CLO XVII,
2.733%, 04/17/2026 (S)		1,145,000	1,145,000	0.4%
Apidos CLO XXI,
2.312%, 07/18/2027 (P)(S)		1,170,000	1,174,271	0.4%
Avery Point VI CLO, Ltd.,
2.331%, 08/05/2027 (P)(S)		1,230,000	1,231,339	0.4%
Babson CLO, Ltd.,
2.311%, 04/20/2027 (P)(S)		1,205,000	1,206,570	0.4%
BlueMountain CLO, Ltd.,
2.361%, 10/20/2027 (P)(S)		1,040,000	1,040,652	0.4%
Galaxy XV CLO, Ltd.,
2.130%, 04/15/2025 (P)(S)		1,140,000	1,138,683	0.4%
OCP CLO, Ltd.,
2.410%, 04/17/2027 (P)(S)		1,065,000	1,065,468	0.4%
OneMain Financial Issuance Trust,
4.100%, 03/20/2028 (S)		945,000	963,251	0.3%
OZLM XII, Ltd.,
2.337%, 04/30/2027 (P)(S)		1,025,000	1,025,528	0.3%
Race Point IX CLO, Ltd.,
2.390%, 04/15/2027 (P)(S)		945,000	947,200	0.3%
Shackleton 2015-VIII CLO, Ltd.,
2.391%, 10/20/2027 (P)(S)		1,035,000	1,035,566	0.4%
OTHER SECURITIES			34,336,475	11.5%
TOTAL ASSET BACKED
SECURITIES (Cost $47,473,773)			$47,509,403
COMMON STOCKS - 0.0%
Energy - 0.0%			32,157	0.0%
TOTAL COMMON STOCKS (Cost $26,605)			$32,157
PURCHASED OPTIONS - 0.0%
Put options - 0.0%			1,246	0.0%
TOTAL PURCHASED OPTIONS (Cost $10,640)			$1,246
SECURITIES LENDING COLLATERAL - 0.5%
John Hancock Collateral Trust,
0.7390% (W)(Y)		143,559	1,436,525	0.5%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $1,436,628)			$1,436,525
SHORT-TERM INVESTMENTS - 8.5%
Commercial paper - 1.1%
KFW
0.820%, 02/01/2017*		1,560,000	1,558,929	0.6%
Toyota Motor Credit Corp.
1.200%, 06/29/2017*		1,555,000	1,546,165	0.5%
			3,105,094
Foreign government - 1.0%
Japan Treasury Discount Bill,
0.000% 01/11/2017*	JPY	210,000,000	1,796,786	0.6%
OTHER SECURITIES			1,149,919	0.4%
			2,946,705

The accompanying notes are an integral part of the financial statements.	29

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement - 6.4%
Deutsche Bank Tri-Party
Repurchase Agreement dated
12/30/2016 at 0.510% to be
repurchased at $9,400,533 on
01/03/2017, collateralized by
$10,236,600 U.S. Treasury
Notes, 1.625% due 02/15/2026
(valued at $9,588,005,
including interest)	$9,400,000	$9,400,000	3.1%
Goldman Sachs Tri-Party
Repurchase Agreement dated
12/30/2016 at 0.440% to be
repurchased at $9,700,474 on
01/03/2017, collateralized by
$5,709,093 Federal National
Mortgage Association, 2.500%
- 7.000% due 03/01/2020 to
12/01/2046 (valued at
$6,016,236, including interest)
and $3,623,307 Federal Home
Loan Mortgage Corp., 3.500%
- 5.500% due 11/01/2040 to
12/01/2047 (valued at
$3,877,764, including interest)	9,700,000	9,700,000	3.3%
		19,100,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $25,445,127)		$25,151,799
Total Investments (Investment Quality Bond Trust)
(Cost $364,772,771) - 122.1%		$361,862,849	122.1%
Other assets and liabilities, net - (22.1%)		(65,406,127)	(22.1)%
TOTAL NET ASSETS - 100.0%		$296,456,722	100.0%

Money Market Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 100.4%
U.S. Treasury Bills - 24.5%
0.355%, 01/12/2017	$8,820,000	$8,819,057	0.4%
0.401%, 02/02/2017	50,000,000	49,982,422	2.1%
0.406%, 01/12/2017
to 01/26/2017	47,450,000	47,438,812	2.0%
0.421%, 01/19/2017	50,000,000	49,989,625	2.1%
0.436%, 01/19/2017	50,000,000	49,989,250	2.2%
0.441%, 02/02/2017	22,200,000	22,191,416	1.0%
0.625%, 05/18/2017	51,245,000	51,125,065	2.2%
0.651%, 06/22/2017	9,140,000	9,112,052	0.4%
0.652%, 06/22/2017	100,000,000	99,693,744	4.3%
0.656%, 06/15/2017	75,000,000	74,778,281	3.2%
0.661%, 06/29/2017	100,000,000	99,676,806	4.3%
OTHER SECURITIES		7,828,493	0.3%
		570,625,023
Federal Agricultural Mortgage Corp. - 19.8%
0.467%, 01/23/2017	65,000,000	64,981,728	2.8%
0.487%, 02/01/2017	80,000,000	79,966,933	3.4%
0.507%, 01/03/2017	30,000,000	29,999,167	1.3%
0.704%, 05/09/2017
to 07/03/2017 (F)	150,000,000	150,000,000	6.4%

Money Market Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Federal Agricultural Mortgage Corp. (continued)
0.740%, 08/23/2017 (F)	$15,000,000	$14,999,038	0.7%
0.745%, 04/03/2017 (F)	60,000,000	60,000,000	2.6%
0.773%, 03/07/2017 (F)	60,000,000	60,000,000	2.6%
		459,946,866
Federal Farm Credit Bank - 12.3%
0.690%, 02/21/2017 (F)	20,000,000	20,001,124	0.9%
0.709%, 03/24/2017 (F)	50,000,000	50,007,995	2.2%
0.720%, 03/22/2017 (F)	25,350,000	25,351,689	1.1%
0.738%, 05/12/2017 (F)	9,000,000	8,999,678	0.4%
0.760%, 04/27/2017 (F)	100,000,000	100,000,000	4.3%
0.800%, 04/20/2017 (F)	10,000,000	10,000,149	0.4%
0.801%, 08/28/2017 (F)	20,000,000	20,000,000	0.9%
0.806%, 02/27/2017 (F)	10,000,000	10,000,252	0.4%
0.807%, 11/13/2017 (F)	20,000,000	19,997,377	0.9%
0.812%, 05/24/2017 (F)	10,000,000	10,000,000	0.4%
OTHER SECURITIES		10,650,899	0.4%
		285,009,163
Federal Home Loan Bank - 41.0%
0.335%, 01/06/2017
to 01/10/2017	101,345,000	101,336,688	4.4%
0.345%, 01/04/2017
to 01/13/2017	18,485,000	18,483,534	0.8%
0.349%, 01/06/2017	12,385,000	12,384,408	0.5%
0.350%, 01/18/2017
to 01/20/2017	12,520,000	12,517,731	0.5%
0.355%, 01/13/2017
to 01/18/2017	98,365,000	98,348,863	4.2%
0.360%, 01/25/2017	20,000,000	19,995,267	0.9%
0.361%, 01/25/2017	75,000,000	74,982,200	3.2%
0.365%, 01/03/2017
to 02/01/2017	167,265,000	167,230,678	7.3%
0.370%, 01/25/2017
to 01/27/2017	133,400,000	133,366,933	5.8%
0.390%, 02/03/2017	43,900,000	43,884,507	1.9%
0.406%, 01/27/2017	10,000,000	9,997,111	0.4%
0.436%, 01/30/2017	41,210,000	41,195,725	1.8%
0.446%, 01/06/2017
to 01/11/2017	15,405,000	15,403,851	0.6%
0.517%, 02/08/2017	8,865,000	8,860,228	0.4%
0.548%, 03/09/2017	25,000,000	24,974,875	1.1%
0.558%, 03/15/2017
to 03/17/2017	85,000,000	84,902,910	3.6%
0.620%, 04/26/2017	8,887,000	8,869,683	0.4%
0.640%, 06/02/2017	11,700,000	11,668,878	0.5%
0.671%, 06/28/2017	30,000,000	29,902,100	1.3%
0.796%, 12/18/2017 (F)	10,000,000	10,014,582	0.4%
OTHER SECURITIES		23,328,382	1.0%
		951,649,134
Federal Home Loan Mortgage Corp. - 2.4%
0.436%, 02/07/2017	50,000,000	49,977,903	2.2%
OTHER SECURITIES		5,119,602	0.2%
		55,097,505
Federal National Mortgage Association - 0.4%
0.713%, 08/01/2017	10,000,000	9,958,778	0.4%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $2,332,286,469)		$2,332,286,469
Total Investments (Money Market Trust)
(Cost $2,332,286,469) - 100.4%		$2,332,286,469	100.4%
Other assets and liabilities, net - (0.4%)		(9,598,068)	(0.4)%
TOTAL NET ASSETS - 100.0%		$2,322,688,401	100.0%

The accompanying notes are an integral part of the financial statements.	30

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

New Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 42.0%
Treasury Inflation Protected Securities - 1.9%
0.125%, 07/15/2026	$12,771,639	$12,348,234	0.9%
0.625%, 01/15/2026	13,585,908	13,703,059	1.0%
		26,051,293
U.S. Treasury Bonds - 6.0%
2.500%, 02/15/2045
to 05/15/2046	17,335,000	15,377,802	1.1%
3.000%, 11/15/2044 (D)	7,505,000	7,397,123	0.5%
3.000%, 05/15/2045
to 11/15/2045	13,785,000	13,564,915	1.0%
3.125%, 02/15/2043	26,395,000	26,688,512	2.0%
3.375%, 05/15/2044	8,055,000	8,523,310	0.6%
5.375%, 02/15/2031	7,760,000	10,317,486	0.8%
		81,869,148
U.S. Treasury Notes - 5.9%
1.250%, 10/31/2018	18,715,000	18,741,444	1.4%
1.500%, 05/31/2019	31,530,000	31,664,696	2.3%
1.625%, 05/15/2026	7,505,000	6,987,418	0.5%
2.000%, 08/31/2021	19,600,000	19,659,466	1.5%
OTHER SECURITIES		2,797,052	0.2%
		79,850,076
U.S. Treasury Strips - 0.0%		202,138	0.0%
Federal Home Loan Mortgage Corp. - 3.1%
3.000%, 01/01/2043
to 03/01/2043	9,596,543	9,576,401	0.7%
3.500%, 03/01/2043
to 05/01/2046	10,411,763	10,702,649	0.8%
4.000%, 05/01/2026
to 02/01/2041	9,539,950	10,069,801	0.8%
4.500%, 11/01/2018
to 10/01/2039	5,946,325	6,413,776	0.5%
OTHER SECURITIES		5,848,052	0.3%
		42,610,679
Federal National Mortgage Association - 19.1%
2.500%, 10/01/2027
to 10/01/2046	24,909,705	24,899,009	1.8%
3.000%, TBA (C)	4,675,000	4,790,779	0.4%
3.000%, 01/01/2027
to 12/01/2046	83,714,827	83,634,560	6.2%
3.500%, TBA (C)	18,215,000	18,660,309	1.4%
3.500%, 06/01/2042
to 05/01/2046	58,306,830	59,915,935	4.7%
4.000%, 11/01/2025
to 12/01/2045	24,022,835	25,356,560	1.9%
4.500%, 05/01/2019
to 02/01/2044	9,538,526	10,270,386	0.7%
5.000%, 05/01/2018
to 06/01/2040	13,777,658	15,092,019	1.1%
5.500%, 01/01/2017
to 09/01/2041	6,848,521	7,657,691	0.5%
6.000%, 09/01/2017
to 09/01/2038	6,128,034	6,918,915	0.4%
OTHER SECURITIES		1,083,766	0.0%
		258,279,929
Government National Mortgage Association - 6.0%
2.500%, 11/20/2042
to 07/20/2043	8,615,660	8,381,782	0.8%
3.000%, 10/15/2042
to 11/20/2046	14,991,924	15,201,157	1.0%
3.500%, 09/15/2041
to 10/20/2046	21,789,760	22,719,701	1.7%

New Income Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Government National Mortgage
Association (continued)
4.000%, 02/15/2041
to 05/20/2046		$12,453,046	$13,244,365	1.2%
4.500%, 01/15/2019
to 09/20/2040		4,828,563	5,225,271	0.4%
OTHER SECURITIES			15,979,430	0.9%
			80,751,706
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $574,599,327)			$569,614,969
FOREIGN GOVERNMENT
OBLIGATIONS - 1.0%
Bermuda - 0.1%			1,438,538	0.1%
Mexico - 0.8%
Government of Mexico
10.000%, 12/05/2024	MXN	104,895,000	5,855,694	0.4%
OTHER SECURITIES			4,938,996	0.4%
			10,794,690
Morocco - 0.1%			1,727,612	0.1%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $15,850,561)			$13,960,840
CORPORATE BONDS - 29.2%
Consumer discretionary - 4.5%
Sirius XM Radio, Inc.
5.250%, 08/15/2022 (S)		$4,271,000	4,441,840	0.3%
OTHER SECURITIES			56,053,094	4.2%
			60,494,934
Consumer staples - 0.7%			9,015,103	0.7%
Energy - 3.5%
Shell International Finance BV
3.250%, 05/11/2025		5,110,000	5,099,044	0.4%
OTHER SECURITIES			42,168,402	3.1%
			47,267,446
Financials - 7.7%
Bank of America Corp.
3.300%, 01/11/2023		5,580,000	5,593,096	0.4%
Citigroup, Inc.
3.200%, 10/21/2026		6,900,000	6,587,948	0.5%
JPMorgan Chase & Co.
2.112%, 10/24/2023 (P)		6,895,000	7,032,686	0.5%
Morgan Stanley
3.750%, 02/25/2023		8,280,000	8,496,265	0.6%
Royal Bank of Scotland Group
PLC
4.800%, 04/05/2026		6,020,000	6,018,652	0.4%
OTHER SECURITIES			71,246,369	5.3%
			104,975,016
Health care - 3.7%			49,986,383	3.7%
Industrials - 2.3%			31,874,380	2.3%
Information technology - 1.4%			19,204,380	1.4%
Materials - 0.8%			11,392,416	0.8%
Real estate - 1.7%			22,396,762	1.7%
Telecommunication services - 2.0%
Verizon Communications, Inc.
4.272%, 01/15/2036		5,495,000	5,251,077	0.4%
Verizon Communications, Inc.
6.400%, 09/15/2033		6,750,000	8,133,021	0.6%
OTHER SECURITIES			13,624,615	1.0%
			27,008,713

The accompanying notes are an integral part of the financial statements.	31

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Utilities - 0.9%		$11,745,658	0.9%
TOTAL CORPORATE BONDS (Cost $389,555,282)		$395,361,191
MUNICIPAL BONDS - 1.7%		22,997,449	1.7%
TOTAL MUNICIPAL BONDS (Cost $21,117,726)		$22,997,449

TERM LOANS (M) - 2.1%
Consumer discretionary - 0.6%		8,695,715	0.6%
Financials - 0.4%		4,729,053	0.4%
Health care - 0.2%		1,929,651	0.2%
Industrials - 0.3%		4,243,989	0.3%
Information technology - 0.4%		5,913,173	0.4%
Telecommunication services - 0.2%		2,731,279	0.2%
TOTAL TERM LOANS (Cost $28,026,286)		$28,242,860
COLLATERALIZED MORTGAGE
OBLIGATIONS - 10.1%
Commercial and residential - 7.7%
Commercial Mortgage Trust
(Cantor Fitzgerald/Deutsche
Bank AG),
3.528%, 12/10/2047	$7,265,000	7,462,891	0.6%
Commercial Mortgage Trust
(Deutsche Bank AG),
4.006%, 04/10/2047	4,175,000	4,426,947	0.3%
OTHER SECURITIES		91,845,310	6.8%
		103,735,148
Federal Home Loan Mortgage Corp. - 1.3%		17,647,190	1.3%
Federal National Mortgage Association - 1.0%		14,148,131	1.0%
Government National Mortgage Association - 0.1%		931,240	0.1%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $136,887,396)		$136,461,709
ASSET BACKED SECURITIES - 10.5%
Ally Master Owner Trust,
1.630%, 05/15/2020	8,360,000	8,349,012	0.6%
Avis Budget Rental Car Funding
AESOP LLC,
2.460%, 07/20/2020 (S)	5,450,000	5,435,086	0.4%
Ford Credit Auto Owner Trust,
2.030%, 12/15/2027 (S)	4,930,000	4,843,600	0.4%
Kubota Credit Owner Trust,
1.670%, 07/15/2020 (S)	5,075,000	5,086,232	0.4%
SMART ABS Trust,
1.680%, 12/14/2019	4,755,000	4,741,201	0.4%
Synchrony Credit Card Master
Note Trust,
2.220%, 01/15/2022	5,465,000	5,505,261	0.4%
OTHER SECURITIES		108,686,553	7.9%
TOTAL ASSET BACKED
SECURITIES (Cost $144,222,800)		$142,646,945
PURCHASED OPTIONS - 0.0%
Call options - 0.0%		97,500	0.0%
TOTAL PURCHASED OPTIONS (Cost $69,598)		$97,500
SECURITIES LENDING COLLATERAL - 0.1%
John Hancock Collateral Trust,
0.7390% (W)(Y)	66,715	667,580	0.1%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $667,631)		$667,580

New Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 4.8%
Commercial paper - 0.8%		$11,499,811	0.8%
Foreign government - 0.2%		3,339,497	0.2%
Money market funds - 3.7%
T. Rowe Price Government
Money Fund, 0.4456% (Y)	49,440,884	49,440,884	3.7%
Repurchase agreement - 0.1%		1,155,000	0.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $65,529,530)		$65,435,192
Total Investments (New Income Trust)
(Cost $1,376,526,137) - 101.5%		$1,375,486,235	101.5%
Other assets and liabilities, net - (1.5%)		(20,741,145)	(1.5)%
TOTAL NET ASSETS - 100.0%		$1,354,745,090	100.0%

Short Term Government Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 93.0%
U.S. Treasury Notes - 25.8%
0.625%, 04/30/2018	$2,430,000	$2,417,901	0.8%
0.750%, 03/31/2018	5,015,000	5,000,085	1.5%
0.875%, 01/31/2018
to 07/15/2018	24,140,000	24,093,406	7.4%
1.000%, 03/15/2019	6,680,000	6,642,665	2.1%
1.125%, 06/30/2021	6,630,000	6,410,885	2.0%
1.250%, 03/31/2021	6,695,000	6,534,702	2.0%
1.375%, 09/30/2020	4,515,000	4,460,522	1.4%
1.625%, 06/30/2020	23,175,000	23,170,387	7.1%
1.750%, 11/30/2021	5,035,000	4,992,434	1.5%
		83,722,987
Federal Agricultural Mortgage Corp. - 12.6%
0.970%, 07/26/2019	10,005,000	9,853,304	3.0%
1.750%, 06/15/2020	6,225,000	6,174,353	1.9%
2.000%, 01/15/2021	11,620,000	11,636,190	3.6%
5.125%, 04/19/2017 (S)	12,998,000	13,170,639	4.1%
		40,834,486
Federal Farm Credit Bank - 10.7%
0.900%, 12/26/2017	2,890,000	2,885,549	0.9%
1.080%, 07/05/2019	6,255,000	6,169,926	1.9%
1.160%, 11/01/2019	8,270,000	8,167,030	2.5%
1.290%, 07/13/2020	5,210,000	5,058,113	1.6%
1.440%, 08/16/2021	6,720,000	6,470,406	2.0%
1.680%, 04/05/2021	6,110,000	5,930,397	1.8%
		34,681,421
Federal Home Loan Bank - 9.1%
1.125%, 10/11/2019	6,255,000	6,171,471	1.9%
1.150%, 06/22/2018	6,790,000	6,750,380	2.1%
1.550%, 10/26/2020	5,825,000	5,727,070	1.8%
1.700%, 04/26/2021	6,250,000	6,064,175	1.9%
2.000%, 03/30/2021	4,695,000	4,682,169	1.4%
		29,395,265
Federal Home Loan Mortgage Corp. - 10.8%
1.000%, 05/25/2018	6,265,000	6,247,752	1.9%
1.150%, 09/14/2018	8,255,000	8,241,247	2.5%
1.250%, 07/26/2019	5,210,000	5,174,624	1.6%
1.300%, 08/23/2019	8,400,000	8,315,194	2.6%

The accompanying notes are an integral part of the financial statements.	32

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Short Term Government Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
3.000%, 07/01/2030
to 11/01/2030	$4,486,884	$4,618,715	1.4%
5.500%, 07/01/2040	2,167,675	2,472,674	0.8%
OTHER SECURITIES		1,699	0.0%
		35,071,905
Federal National Mortgage Association - 14.8%
1.125%, 07/20/2018	2,400,000	2,397,290	0.7%
1.250%, 08/23/2019	8,255,000	8,194,309	2.5%
1.375%, 02/26/2021 (L)	3,550,000	3,477,807	1.1%
2.500%, 10/01/2027	2,115,007	2,147,063	0.7%
3.000%, 03/01/2028
to 03/01/2031	26,553,873	27,342,089	8.4%
3.500%, 12/01/2025	1,136,894	1,187,077	0.4%
5.500%, 03/01/2035
to 08/01/2040	1,811,766	2,033,094	0.7%
6.500%, 01/01/2039	934,916	1,070,418	0.3%
OTHER SECURITIES		5,552	0.0%
		47,854,699
Government National Mortgage Association - 0.0%		418	0.0%
Tennessee Valley Authority - 9.2%
1.750%, 10/15/2018	5,005,000	5,046,932	1.5%
3.875%, 02/15/2021	14,540,000	15,632,492	4.8%
4.500%, 04/01/2018	8,929,000	9,301,455	2.9%
		29,980,879
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $304,168,247)		$301,542,060
COLLATERALIZED MORTGAGE
OBLIGATIONS - 3.7%
Federal Home Loan Mortgage Corp. - 2.4%
0.215%, 04/25/2023	147,087,810	1,696,584	0.5%
1.369%, 12/25/2021	24,766,912	1,362,931	0.4%
2.000%, 04/15/2031	1,080,805	1,085,859	0.3%
OTHER SECURITIES		3,666,044	1.2%
		7,811,418
Federal National Mortgage Association - 1.2%
3.500%, 08/25/2043	1,581,983	1,654,771	0.5%
4.000%, 03/25/2039	2,362,113	2,466,424	0.7%
		4,121,195
Government National Mortgage Association - 0.1%		185,414	0.1%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $12,054,007)		$12,118,027
SECURITIES LENDING COLLATERAL - 0.9%
John Hancock Collateral Trust,
0.7390% (W)(Y)	300,907	3,011,024	0.9%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,011,174)		$3,011,024
SHORT-TERM INVESTMENTS - 2.1%
U.S. Government Agency - 1.3%
Federal Home Loan Bank
Discount Note
0.300%, 01/03/2017 *	4,308,000	4,307,928	1.3%

Short Term Government Income Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement - 0.8%
Barclays Tri-Party Repurchase
Agreement dated 12/30/2016
at 0.400% to be repurchased
at $1,082,048 on 01/03/2017,
collateralized by $100 U.S.
Treasury Notes, 1.000% due
12/31/2017 (valued at $101,
including interest) and
$1,077,900 U.S. Treasury
Inflation Indexed Notes,
0.125% due 04/15/2021
(valued at $1,103,629,
including interest)		$1,082,000	$1,082,000	0.3%
Repurchase Agreement with State
Street Corp. dated 12/30/2016
at 0.030% to be repurchased at
$1,485,005 on 01/03/2017,
collateralized by $1,450,000
U.S. Treasury Notes, 3.125%
due 05/15/2019 (valued at
$1,516,657, including interest)		1,485,000	1,485,000	0.5%
			2,567,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $6,874,928)			$6,874,928
Total Investments (Short Term Government
Income Trust) (Cost $326,108,356) - 99.7%			$323,546,039	99.7%
Other assets and liabilities, net - 0.3%			898,887	0.3%
TOTAL NET ASSETS - 100.0%			$324,444,926	100.0%

Strategic Income Opportunities Trust

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS - 17.2%
Australia - 2.1%
New South Wales Treasury Corp.
6.000%, 05/01/2020
to 03/01/2022	AUD	5,205,000	$4,266,938	0.7%
Queensland Treasury Corp.
5.500%, 06/21/2021		3,755,000	3,054,136	0.5%
OTHER SECURITIES			5,119,864	0.9%
			12,440,938
Canada - 2.0%
Government of Canada
1.250%, 03/01/2018	CAD	4,220,000	3,165,196	0.5%
Government of Canada
1.500%, 02/01/2017		5,605,000	4,177,502	0.7%
OTHER SECURITIES			4,119,005	0.8%
			11,461,703
Colombia - 0.2%			1,457,450	0.2%
Finland - 0.2%			1,131,610	0.2%
Indonesia - 1.6%
Republic of Indonesia
7.000%, 05/15/2022
to 05/15/2027	IDR	34,242,000,000	2,453,436	0.4%

The accompanying notes are an integral part of the financial statements.	33

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Indonesia (continued)
Republic of Indonesia
8.375%, 03/15/2024
to 09/15/2026	IDR	44,768,000,000	$3,405,395	0.6%
OTHER SECURITIES			3,703,771	0.6%
			9,562,602
Mexico - 1.8%
Government of Mexico
6.500%, 06/10/2021	MXN	48,740,000	2,292,735	0.4%
Government of Mexico
10.000%, 12/05/2024		46,232,000	2,580,871	0.5%
OTHER SECURITIES			5,526,670	0.9%
			10,400,276
New Zealand - 2.5%
Dominion of New Zealand
3.000%, 04/15/2020	NZD	4,865,000	3,438,023	0.6%
Dominion of New Zealand
5.000%, 03/15/2019		4,485,000	3,300,063	0.6%
Dominion of New Zealand
6.000%, 12/15/2017
to 05/15/2021		6,598,000	5,176,204	0.9%
OTHER SECURITIES			2,874,978	0.4%
			14,789,268
Norway - 0.9%
Government of Norway
3.750%, 05/25/2021 (S)	NOK	18,230,000	2,350,857	0.4%
Government of Norway
4.500%, 05/22/2019 (S)		22,072,000	2,782,071	0.5%
			5,132,928
Philippines - 2.2%
Republic of Philippines
5.875%, 12/16/2020
to 03/01/2032	PHP	157,303,440	3,354,139	0.6%
Republic of Philippines
6.500%, 04/28/2021		106,400,000	2,324,422	0.4%
Republic of Philippines
8.000%, 07/19/2031		120,240,000	3,207,339	0.5%
OTHER SECURITIES			3,974,459	0.7%
			12,860,359
Portugal - 0.8%
Republic of Portugal
5.125%, 10/15/2024 (S)		$2,855,000	2,762,213	0.5%
OTHER SECURITIES			1,827,728	0.3%
			4,589,941
Singapore - 2.0%
Republic of Singapore
2.500%, 06/01/2019	SGD	6,430,000	4,542,826	0.8%
Republic of Singapore
3.250%, 09/01/2020		6,550,000	4,773,044	0.8%
OTHER SECURITIES			2,117,216	0.4%
			11,433,086
South Korea - 0.0%			270,969	0.0%
Sweden - 0.9%
Kingdom of Sweden
1.500%, 11/13/2023	SEK	22,805,000	2,735,501	0.5%
OTHER SECURITIES			2,460,354	0.4%
			5,195,855
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $111,412,992)			$100,726,985

Strategic Income Opportunities Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
CORPORATE BONDS - 51.5%
Consumer discretionary - 7.5%			$43,852,562	7.5%
Consumer staples - 4.7%			27,593,530	4.7%
Energy - 4.7%
Emera US Finance LP
3.550%, 06/15/2026 (S)		$2,415,000	2,370,576	0.4%
Enbridge, Inc.
4.250%, 12/01/2026		2,165,000	2,213,533	0.4%
OTHER SECURITIES			22,870,348	3.9%
			27,454,457
Financials - 14.1%
American International Group,
Inc. (8.175% to 05/15/2038,
then 3 month LIBOR +
4.195%) 05/15/2068		3,195,000	4,041,675	0.7%
Bank of America Corp.
1.723%, 09/15/2026 (P)		2,515,000	2,254,006	0.4%
International Bank for
Reconstruction &
Development
4.625%, 02/26/2019
to 10/06/2021	NZD	3,825,000	2,771,578	0.5%
JPMorgan Chase & Co.
4.250%, 11/02/2018		3,255,000	2,287,240	0.4%
KFW
6.000%, 08/20/2020	AUD	2,925,000	2,349,544	0.4%
Stifel Financial Corp.
4.250%, 07/18/2024		$2,505,000	2,484,897	0.4%
Synovus Financial Corp.
(5.750% to 12/15/2020, then
3 month LIBOR +
4.182%)12/15/2025		2,315,000	2,407,600	0.4%
OTHER SECURITIES			63,717,549	10.9%
			82,314,089
Health care - 6.2%
Baylor Scott & White Holdings
2.650%, 11/15/2026		2,310,000	2,188,048	0.4%
Merck & Company, Inc.
2.750%, 02/10/2025		2,335,000	2,289,636	0.4%
OTHER SECURITIES			31,871,420	5.4%
			36,349,104
Industrials - 3.9%
General Electric Company
(5.000% to 01/21/2021, then
3 month LIBOR + 3.330%)
01/21/2021 (Q)		2,413,000	2,503,970	0.4%
Huntington Ingalls Industries,
Inc.
5.000%, 11/15/2025 (S)		2,330,000	2,420,288	0.4%
Lockheed Martin Corp.
2.900%, 03/01/2025		2,520,000	2,463,907	0.4%
OTHER SECURITIES			15,379,769	2.7%
			22,767,934
Information technology - 3.6%
Apple, Inc.
3.200%, 05/13/2025		2,285,000	2,291,432	0.4%
Zebra Technologies Corp.
7.250%, 10/15/2022		2,810,000	3,055,875	0.5%
OTHER SECURITIES			15,827,590	2.7%
			21,174,897

The accompanying notes are an integral part of the financial statements.	34

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
CORPORATE BONDS (continued)
Materials - 2.4%			$14,069,360	2.4%
Real estate - 1.5%
CapitaMalls Asia Treasury, Ltd.
3.950%, 08/24/2017	SGD	3,250,000	2,267,278	0.4%
OTHER SECURITIES			6,317,105	1.1%
			8,584,383
Telecommunication services - 1.2%			7,241,895	1.2%
Utilities - 1.7%			9,924,746	1.7%
TOTAL CORPORATE BONDS (Cost $303,992,372)			$301,326,957
CAPITAL PREFERRED SECURITIES - 0.4%
Financials - 0.4%			2,464,885	0.4%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $2,353,684)			$2,464,885
CONVERTIBLE BONDS - 2.2%
Consumer staples - 0.2%			794,308	0.2%
Financials - 0.6%			3,631,246	0.6%
Health care - 0.8%			4,889,628	0.8%
Industrials - 0.2%			1,095,156	0.2%
Information technology - 0.3%			1,736,150	0.3%
Telecommunication services - 0.1%			709,500	0.1%
TOTAL CONVERTIBLE
BONDS (Cost $11,407,031)			$12,855,988
TERM LOANS (M) - 3.5%
Consumer discretionary - 1.3%
Charter Communications, Inc.
TBD 01/15/2024 (T)		$2,315,000	2,326,992	0.4%
OTHER SECURITIES			5,214,165	0.9%
			7,541,157
Consumer staples - 0.5%			2,862,359	0.5%
Industrials - 0.3%			2,108,918	0.3%
Information technology - 1.0%			5,743,672	1.0%
Materials - 0.2%			1,234,724	0.2%
Telecommunication services - 0.2%			1,225,828	0.2%
TOTAL TERM LOANS (Cost $20,665,238)			$20,716,658
MUNICIPAL BONDS - 3.2%
City of Houston (Texas)
6.290%, 03/01/2032		1,905,000	2,265,578	0.4%
OTHER SECURITIES			16,329,381	2.8%
TOTAL MUNICIPAL BONDS (Cost $18,841,387)			$18,594,959
COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.1%
Commercial and residential - 4.4%			25,640,807	4.4%
Federal Home Loan Mortgage Corp. - 0.5%			3,294,021	0.5%
Federal National Mortgage Association - 0.2%			958,942	0.2%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $29,133,045)			$29,893,770
ASSET BACKED SECURITIES - 4.5%
Applebee’s Funding LLC,
4.277%, 09/05/2044 (S)		2,478,000	2,449,156	0.4%
CKE Restaurant Holdings, Inc.,
4.474%, 03/20/2043 (S)		2,708,563	2,673,253	0.5%
DB Master Finance LLC,
3.980%, 02/20/2045 (S)		3,134,175	3,138,582	0.5%

Strategic Income Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
ASSET BACKED SECURITIES (continued)
Domino’s Pizza Master Issuer
LLC,
4.474%, 10/25/2045 (S)	$2,479,950	$2,434,879	0.4%
Taco Bell Funding LLC,
4.970%, 05/25/2046 (S)	2,802,975	2,783,629	0.5%
OTHER SECURITIES		12,579,478	2.2%
TOTAL ASSET BACKED
SECURITIES (Cost $26,214,600)		$26,058,977
COMMON STOCKS - 2.8%
Consumer discretionary - 0.0%		0	0.0%
Financials - 2.7%		15,872,616	2.7%
Industrials - 0.1%		526,050	0.1%
TOTAL COMMON STOCKS (Cost $11,611,221)		$16,398,666
PREFERRED SECURITIES - 7.7%
Consumer staples - 0.4%		2,132,869	0.4%
Energy - 0.4%
Kinder Morgan, Inc., 9.750%	50,556	2,459,549	0.4%
Financials - 3.6%
U.S. Bancorp, 3.500% (P)	2,829	2,411,949	0.4%
OTHER SECURITIES		18,473,160	3.2%
		20,885,109
Health care - 0.1%		952,313	0.1%
Industrials - 0.2%		1,186,535	0.2%
Real estate - 0.4%		2,212,935	0.4%
Utilities - 2.6%
Dominion Resources, Inc.,
6.375%	52,820	2,644,169	0.4%
NextEra Energy, Inc., 6.123%	49,405	2,419,857	0.4%
OTHER SECURITIES		10,415,099	1.8%
		15,479,125
TOTAL PREFERRED
SECURITIES (Cost $44,405,118)		$45,308,435
PURCHASED OPTIONS - 0.4%
Call options - 0.1%		847,259	0.1%
Put options - 0.3%		1,596,435	0.3%
TOTAL PURCHASED OPTIONS (Cost $3,126,920)		$2,443,694
SHORT-TERM INVESTMENTS - 1.4%
U.S. Government Agency - 0.8%
Federal Home Loan Bank
Discount Note, 0.300%,
01/03/2017 *	4,464,000	4,463,926	0.8%
Repurchase agreement - 0.6%
Repurchase Agreement with
State Street Corp. dated
12/30/2016 at 0.030% to be
repurchased at $ 2,344,008 on
01/03/2017, collateralized by
$2,290,000 U.S. Treasury
Notes, 3.125% due
05/15/2019 (valued at
$2,395,271, including
interest)	2,344,000	2,344,000	0.4%
OTHER SECURITIES		1,121,000	0.2%
		3,465,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $7,928,926)		$7,928,926
Total Investments (Strategic Income Opportunities
Trust) (Cost $591,092,534) - 99.9%		$584,718,900	99.9%
Other assets and liabilities, net - 0.1%		649,378	0.1%
TOTAL NET ASSETS - 100.0%		$585,368,278	100.0%

The accompanying notes are an integral part of the financial statements.	35

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Total Bond Market Trust B

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 69.7%
U.S. Treasury Bonds - 8.0%
2.250%, 08/15/2046	$19,185,000	$16,089,903	2.8%
4.250%, 05/15/2039
to 11/15/2040	4,610,000	5,586,894	1.0%
4.375%, 05/15/2041	1,830,000	2,260,059	0.4%
4.625%, 02/15/2040	5,000,000	6,378,430	1.1%
4.750%, 02/15/2041	2,000,000	2,602,760	0.5%
7.875%, 02/15/2021	3,400,000	4,214,589	0.7%
8.125%, 08/15/2021	1,400,000	1,781,454	0.3%
8.750%, 08/15/2020	5,750,000	7,175,897	1.2%
		46,089,986
U.S. Treasury Notes - 29.7%
0.625%, 08/31/2017
to 04/30/2018	9,600,000	9,564,751	1.6%
1.250%, 04/30/2019
to 01/31/2020	2,000,000	1,991,210	0.4%
1.375%, 09/30/2018
to 10/31/2020	31,400,000	31,005,841	5.4%
1.500%, 12/31/2018
to 03/31/2019	18,200,000	18,293,202	3.2%
1.625%, 06/30/2019
to 07/31/2020	30,300,000	30,366,807	5.2%
1.750%, 09/30/2019	7,000,000	7,065,800	1.2%
2.000%, 11/15/2021
to 02/15/2022	25,400,000	25,444,350	4.4%
2.000%, 11/15/2026 (L)	19,595,000	18,822,761	3.2%
2.750%, 02/15/2019	7,000,000	7,218,008	1.2%
3.125%, 05/15/2021	13,100,000	13,792,571	2.4%
4.250%, 11/15/2017	7,300,000	7,510,758	1.3%
OTHER SECURITIES		1,108,065	0.2%
		172,184,124
Federal Home Loan Bank - 0.2%		1,249,331	0.2%
Federal Home Loan Mortgage Corp. - 7.7%
2.500%, TBA (C)	3,000,000	3,003,047	0.5%
2.500%, 04/01/2031	2,709,353	2,715,703	0.5%
3.000%, TBA (C)	5,000,000	4,963,672	0.9%
3.000%, 10/01/2042
to 08/01/2046	6,425,225	6,396,503	1.1%
3.500%, TBA (C)	4,300,000	4,401,093	0.8%
3.500%, 12/01/2025
to 03/01/2045	5,948,232	6,146,707	1.1%
4.000%, 02/01/2024
to 12/01/2040	1,757,988	1,855,559	0.4%
4.500%, 05/01/2024
to 11/01/2041	3,277,851	3,532,358	0.7%
5.000%, TBA (C)	2,300,000	2,498,375	0.4%
5.500%, 08/23/2017
to 01/01/2039	2,613,461	2,789,279	0.3%
OTHER SECURITIES		6,585,241	1.0%
		44,887,537
Federal National Mortgage Association - 15.2%
2.500%, TBA (C)	8,000,000	8,148,931	1.4%
3.000%, TBA (C)	11,400,000	11,323,407	2.0%
3.000%, 01/01/2027
to 04/01/2043	13,108,538	13,236,838	2.4%
3.500%, TBA (C)	3,000,000	3,073,342	0.5%
3.500%, 12/01/2025
to 07/01/2046	24,889,929	25,680,070	4.5%
4.000%, 08/01/2020
to 12/01/2042	8,230,945	8,691,996	1.6%

Total Bond Market Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
4.500%, 06/01/2018
to 06/01/2041	$4,669,788	$5,020,657	0.9%
5.000%, 12/01/2018
to 07/01/2039	2,325,002	2,542,705	0.4%
7.250%, 05/15/2030	1,450,000	2,097,447	0.4%
OTHER SECURITIES		8,597,958	1.1%
		88,413,351
Government National Mortgage Association - 8.7%
3.000%, TBA (C)	10,000,000	10,237,109	1.8%
3.000%, 08/15/2043	2,333,040	2,368,400	0.4%
3.500%, TBA (C)	5,600,000	5,874,420	1.0%
3.500%, 04/15/2042
to 07/20/2046	17,258,393	17,987,069	3.2%
4.000%, 11/15/2026
to 08/20/2045	6,782,328	7,223,161	1.4%
4.500%, 05/15/2019
to 10/20/2040	2,324,130	2,512,855	0.5%
5.000%, 05/15/2018
to 07/20/2040	2,085,053	2,294,177	0.3%
OTHER SECURITIES		1,850,882	0.1%
		50,348,073
Tennessee Valley Authority - 0.1%		752,596	0.1%
The Financing Corp. - 0.1%		801,008	0.1%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $398,865,760)		$404,726,006
FOREIGN GOVERNMENT
OBLIGATIONS - 2.3%
Brazil - 0.3%		1,619,413	0.3%
Canada - 0.6%		3,752,464	0.6%
Chile - 0.1%		536,699	0.1%
Colombia - 0.1%		576,125	0.1%
Israel - 0.2%		1,107,208	0.2%
Italy - 0.1%		349,299	0.1%
Mexico - 0.2%		1,454,203	0.2%
Panama - 0.1%		448,995	0.1%
Peru - 0.1%		447,075	0.1%
Philippines - 0.2%		1,063,589	0.2%
Poland - 0.0%		122,210	0.0%
South Africa - 0.1%		783,512	0.1%
Turkey - 0.2%		1,196,744	0.2%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $13,488,148)		$13,457,536
CORPORATE BONDS - 26.5%
Consumer discretionary - 2.5%		14,251,140	2.5%
Consumer staples - 1.8%		10,565,107	1.8%
Energy - 2.5%		14,481,441	2.5%
Financials - 8.6%
Capital One Financial Corp.
3.200%, 02/05/2025	2,000,000	1,935,978	0.3%
OTHER SECURITIES		47,967,001	8.3%
		49,902,979

The accompanying notes are an integral part of the financial statements.	36

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Health care - 2.5%		$14,686,984	2.5%
Industrials - 1.9%		11,113,332	1.9%
Information technology - 2.5%		14,448,591	2.5%
Materials - 1.0%		5,532,798	1.0%
Real estate - 0.1%		794,642	0.1%
Telecommunication services - 1.2%		6,926,676	1.2%
Utilities - 1.9%		10,947,287	1.9%
TOTAL CORPORATE BONDS (Cost $149,840,086)		$153,650,977
MUNICIPAL BONDS - 0.8%		4,538,537	0.8%
TOTAL MUNICIPAL BONDS (Cost $3,854,716)		$4,538,537
COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.5%
Commercial and residential - 0.7%		4,285,760	0.7%
Federal Home Loan Mortgage Corp. - 0.8%		4,360,570	0.8%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $8,776,708)		$8,646,330
ASSET BACKED SECURITIES - 0.3%		1,751,364	0.3%
TOTAL ASSET BACKED
SECURITIES (Cost $1,841,462)		$1,751,364
SECURITIES LENDING COLLATERAL - 3.0%
John Hancock Collateral Trust,
0.7390% (W)(Y)	1,727,443	17,285,664	3.0%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $17,286,528)		$17,285,664
SHORT-TERM INVESTMENTS - 7.5%
Money market funds - 7.5%
State Street Institutional U.S.
Government Money Market
Fund, Premier Class,
0.4218% (Y)	43,666,698	43,666,698	7.5%
TOTAL SHORT-TERM
INVESTMENTS (Cost $43,666,698)		$43,666,698
Total Investments (Total Bond Market Trust B)
(Cost $637,620,106) - 111.6%		$647,723,112	111.6%
Other assets and liabilities, net - (11.6%)		(67,521,471)	(11.6)%
TOTAL NET ASSETS - 100.0%		$580,201,641	100.0%
SALE COMMITMENTS
OUTSTANDING - (2.1)%
Federal National Mortgage Association - (0.7)%
2.500%, TBA (C)	(4,000,000)	(4,144,868)	(0.7)%
Government National Mortgage
Association - (1.4)%
3.000%, TBA (C)	(5,000,000)	(5,187,890)	(0.9)%
3.500%, TBA (C)	(2,800,000)	(2,964,170)	(0.5)%
		(8,152,060)
TOTAL SALE COMMITMENTS
OUTSTANDING (Cost $(12,275,281))		$(12,296,928)

Ultra Short Term Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 25.0%
U.S. Treasury Notes - 21.6%
0.500%, 01/31/2017
to 02/28/2017	$28,000,000	$28,002,928	9.5%
0.750%, 01/15/2017	11,000,000	11,001,507	3.7%
0.875%, 04/30/2017	14,000,000	14,016,002	4.7%
1.000%, 03/31/2017	11,000,000	11,013,618	3.7%
		64,034,055
Federal Home Loan Mortgage Corp. - 0.9%		2,700,768	0.9%
Federal National Mortgage Association - 2.2%		6,708,105	2.2%
Government National Mortgage Association - 0.3%		802,960	0.3%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $74,338,098)		$74,245,888
CORPORATE BONDS - 51.1%
Consumer discretionary - 5.6%
Historic TW, Inc.
6.875%, 06/15/2018	3,500,000	3,742,753	1.3%
Toyota Motor Credit Corp.
1.700%, 02/19/2019	3,000,000	2,989,413	1.0%
OTHER SECURITIES		9,850,496	3.3%
		16,582,662
Consumer staples - 5.8%
Anheuser-Busch InBev Finance, Inc.
1.900%, 02/01/2019	4,000,000	4,004,848	1.4%
Bunge, Ltd. Finance Corp.
3.200%, 06/15/2017	3,000,000	3,022,494	1.0%
Kraft Heinz Foods Company
2.000%, 07/02/2018	2,500,000	2,500,160	0.8%
Reynolds American, Inc.
2.300%, 08/21/2017	2,500,000	2,512,228	0.9%
OTHER SECURITIES		5,164,150	1.7%
		17,203,880
Energy - 2.8%
Kinder Morgan Energy Partners LP
5.950%, 02/15/2018	2,000,000	2,085,992	0.7%
ONEOK Partners LP
3.200%, 09/15/2018	3,000,000	3,064,953	1.1%
Shell International Finance BV
2.000%, 11/15/2018	3,000,000	3,019,479	1.0%
		8,170,424
Financials - 14.2%
Capital One NA
1.650%, 02/05/2018	3,000,000	2,993,820	1.0%
Credit Suisse AG
1.750%, 01/29/2018	3,000,000	2,993,697	1.0%
ING Bank NV
3.750%, 03/07/2017 (S)	2,785,000	2,796,778	0.9%
JPMorgan Chase & Co.
6.000%, 01/15/2018	3,000,000	3,129,030	1.1%
Lincoln National Corp.
7.000%, 03/15/2018	3,000,000	3,168,663	1.1%
Morgan Stanley
5.625%, 09/23/2019	2,057,000	2,228,698	0.8%
National City Bank
1.318%, 06/07/2017 (P)	2,500,000	2,501,023	0.8%
The PNC Financial Services
Group, Inc.
5.625%, 02/01/2017	2,500,000	2,507,560	0.8%
OTHER SECURITIES		19,950,568	6.7%
		42,269,837

The accompanying notes are an integral part of the financial statements.	37

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Health care - 9.5%
AbbVie, Inc.
1.800%, 05/14/2018	$3,600,000	$3,602,174	1.2%
Actavis Funding SCS
1.850%, 03/01/2017	3,000,000	3,002,913	1.0%
Aetna, Inc.
1.500%, 11/15/2017	3,000,000	2,997,420	1.0%
GlaxoSmithKline Capital PLC
5.650%, 05/15/2018	3,000,000	3,161,571	1.1%
Pfizer, Inc.
1.056%, 05/15/2017 (P)	2,300,000	2,301,182	0.8%
Teva Pharmaceutical Finance
Netherlands III BV
1.700%, 07/19/2019	2,870,000	2,818,616	0.9%
UnitedHealth Group, Inc.
6.000%, 02/15/2018	2,000,000	2,096,772	0.7%
Zimmer Biomet Holdings, Inc.
1.450%, 04/01/2017	2,909,000	2,909,675	1.0%
OTHER SECURITIES		5,174,026	1.8%
		28,064,349
Industrials - 2.4%
Air Lease Corp.
2.625%, 09/04/2018	3,000,000	3,020,379	1.0%
OTHER SECURITIES		4,253,428	1.4%
		7,273,807
Information technology - 5.0%
Apple, Inc.
1.700%, 02/22/2019	3,000,000	3,004,992	1.0%
IBM Corp.
1.800%, 05/17/2019	3,000,000	3,000,522	1.0%
OTHER SECURITIES		8,803,299	3.0%
		14,808,813
Materials - 0.3%		1,000,455	0.3%
Real estate - 1.5%
Welltower, Inc.
4.700%, 09/15/2017	2,900,000	2,962,182	1.0%
OTHER SECURITIES		1,547,691	0.5%
		4,509,873
Telecommunication services - 1.5%
Telefonica Emisiones SAU
6.221%, 07/03/2017	2,746,000	2,807,626	1.0%
OTHER SECURITIES		1,500,899	0.5%
		4,308,525
Utilities - 2.5%
Duke Energy Corp.
1.225%, 04/03/2017 (P)	2,500,000	2,501,880	0.8%
Electricite de France SA
1.341%, 01/20/2017 (P)(S)	2,822,000	2,822,229	1.0%
OTHER SECURITIES		1,999,940	0.7%
		7,324,049
TOTAL CORPORATE BONDS (Cost $151,482,117)		$151,516,674
COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.5%
Federal National Mortgage Association - 0.5%		1,504,361	0.5%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $1,511,534)		$1,504,361

Ultra Short Term Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
ASSET BACKED SECURITIES - 19.0%
American Express Credit Account
Master Trust,
1.260%, 01/15/2020	$3,945,000	$3,947,432	1.3%
AmeriCredit Automobile
Receivables Trust,
1.420%, 10/08/2019	2,494,323	2,496,101	0.9%
BA Credit Card Trust,
0.974%, 09/16/2019 (P)	3,075,000	3,075,604	1.0%
Capital One Multi-Asset
Execution Trust,
0.754%, 11/15/2019 (P)	3,000,000	3,000,000	1.0%
Chase Issuance Trust,
1.150%, 01/15/2019	3,000,000	3,000,008	1.0%
Citibank Credit Card Issuance
Trust,
1.230%, 04/24/2019	4,496,000	4,497,774	1.5%
CNH Equipment Trust,
1.050%, 11/15/2019	2,324,169	2,321,921	0.8%
Discover Card Execution Note
Trust,
1.106%, 08/15/2019 (P)	2,910,000	2,910,752	1.0%
Ford Credit Auto Owner Trust,
1.280%, 09/15/2019	2,974,509	2,975,611	1.0%
Nissan Auto Receivables Owner
Trust,
1.060%, 02/15/2019	2,948,889	2,947,975	1.0%
Santander Drive
Auto Receivables Trust,
1.380%, 07/15/2019	2,205,500	2,206,401	0.8%
Synchrony Credit Card Master
Note Trust,
1.600%, 04/15/2021	4,250,000	4,253,176	1.4%
Toyota Auto Receivables Owner
Trust,
1.250%, 03/16/2020	2,590,000	2,584,575	0.9%
Toyota Auto Receivables Owner
Trust,
1.460%, 01/15/2019	2,382,471	2,385,025	0.8%
OTHER SECURITIES		13,642,073	4.6%
TOTAL ASSET BACKED
SECURITIES (Cost $56,309,776)		$56,244,428
SHORT-TERM INVESTMENTS - 0.3%
U.S. Government Agency - 0.2%		827,986	0.2%
Repurchase agreement - 0.1%		207,000	0.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $1,034,986)		$1,034,986
Total Investments (Ultra Short Term Bond Trust)
(Cost $284,676,511) - 95.9%		$284,546,337	95.9%
Other assets and liabilities, net - 4.1%		12,112,473	4.1%
TOTAL NET ASSETS - 100.0%		$296,658,810	100.0%

Percentages are based upon net assets.

The accompanying notes are an integral part of the financial statements.	38

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2016 (showing percentage of total net assets)

Footnotes

Key to Currency Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar

Key to Security Abbreviations and Legend

LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
TBA	to Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(D)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(F)	Variable rate obligation.
(H)	Non-income producing - Issuer and/or security is in default.
(I)	Non-income producing security.
(L)	A portion of the security is on loan as of December 31, 2016.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. Securities reset coupon rates periodically. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (to Be Determined).
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2016.
(Z)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	39

John Hancock Variable Insurance Trust

Summary portfolio of investments — December 31, 2016 (showing percentage of total net assets)

Certain portfolios had the following country concentration as a percentage of net assets on 12-31-16:

High Yield Trust
United States	83.0%
Canada	3.1%
United Kingdom	2.7%
Cayman Islands	2.0%
Luxembourg	2.0%
France	1.9%
Netherlands	1.0%
Other countries	4.3%
Total	100.0%

Investment Quality Bond Trust
United States	77.7%
Cayman Islands	11.8%
United Kingdom	2.1%
France	1.0%
Other countries	7.4%
Total	100.0%

Strategic Income Opportunities Trust
United States	73.6%
Canada	4.0%
Mexico	3.7%
Philippines	3.3%
Singapore	2.7%
Australia	2.6%
New Zealand	2.5%
Indonesia	1.9%
Other countries	5.7%
Total	100.0%

Ultra Short Term Bond Trust
United States	89.2%
Netherlands	2.9%
United Kingdom	1.9%
France	1.6%
Australia	1.1%
Luxembourg	1.0%
Switzerland	1.0%
Other countries	1.3%
Total	100.0%

40
{finblurbsoi}The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2016

Assets	Active Bond Trust	Bond Trust	Core Bond Trust	Global Bond Trust
Unaffiliated investments, at value	$768,904,653	$9,009,331,220	$1,405,180,215	$669,199,786
Affiliated investments, at value	14,620,981	134,530,321	60,155,553	—
Repurchase agreements, at value	1,466,000	43,284,000	—	6,360,470
Total investments, at value	784,991,634	9,187,145,541	1,465,335,768	675,560,256
Cash	—	18,237,258	20,385	1,976,926
Foreign currency, at value	221,512	—	—	1,738,253
Cash segregated at custodian for derivative contracts	—	—	—	702,710
Cash at broker for sale commitments	—	—	630,000	—
Foreign currency held at broker for futures contracts	—	—	—	5,066,000
Receivable for investments sold	1,142,415	—	26,963,085	13,340,287
Receivable for delayed delivery securities sold	—	—	51,566,816	58,141,254
Unrealized appreciation on forward foreign currency contracts	—	—	—	15,613,622
Receivable for fund shares sold	2,916,410	13,790,547	—	3,231,527
Dividends and interest receivable	5,924,489	58,747,066	5,486,371	3,658,149
Receivable for securities lending income	9,311	82,563	95,924	—
Swap contracts, at value	—	—	—	817,950
Receivable for centrally cleared swaps	—	—	—	16,928,586
Other assets	528	51,450	401	65,668
Total assets	795,206,299	9,278,054,425	1,550,098,750	796,841,188

Liabilities
Due to custodian	378,161	—	—	—
Investments sold short, at value	—	—	—	2,690,470
Payable for collateral held by portfolio	—	—	—	11,603,000
Payable for investments purchased	—	—	101,252,259	—
Payable for delayed delivery securities purchased	35,842,383	—	150,729,782	115,645,542
Unrealized depreciation on forward foreign currency contracts	—	—	—	13,952,930
Payable for sale-buybacks	—	—	—	27,618,580
Payable for open reverse repurchase agreements	—	—	—	45,265,612
Payable for fund shares repurchased	—	576,685	186,843	21,099
Payable upon return of securities loaned	14,620,474	134,532,199	60,160,630	—
Written options, at value	—	—	—	1,690,958
Payable for sale commitments outstanding, at value	—	—	16,008,921	—
Swap contracts, at value	—	—	—	9,547,107
Payable for futures variation margin	—	—	—	923,377
Payable to affiliates
Accounting and legal services fees	6,623	84,931	10,658	5,061
Trustees’ fees	570	6,429	946	467
Other liabilities and accrued expenses	100,868	512,323	133,790	172,160
Total liabilities	50,949,079	135,712,567	328,483,829	229,136,363
Net assets	$744,257,220	$9,142,341,858	$1,221,614,921	$567,704,825

Net assets consist of
Paid-in capital	$742,561,431	$9,330,582,550	$1,222,857,136	$590,646,106
Undistributed net investment income (loss)	6,670,556	66,309,230	6,796,118	12,699,101
Accumulated undistributed net realized gain (loss) on investments	(14,593,265)	(252,579,249)	7,648,417	(29,538,096)
Net unrealized appreciation (depreciation) on investments	9,618,498	(1,970,673)	(15,686,750)	(6,102,286)
Net assets	$744,257,220	$9,142,341,858	$1,221,614,921	$567,704,825
Unaffiliated investments, including repurchase agreements, at cost	$760,259,613	$9,053,915,452	$1,420,786,780	$703,223,318
Affiliated investments, at cost	$14,621,484	$134,536,161	$60,158,465	—
Foreign currency, at cost	$702,324	—	—	$1,714,407
Proceeds received from investments sold short	—	—	—	2,690,470
Proceeds received on sale commitments outstanding	—	—	$15,931,648	—
Premiums received on written options	—	—	—	$1,328,536
Net unamortized upfront payment on swaps	—	—	—	($4,371,421)
Securities loaned, unaffiliated investments, at value	$14,314,283	$131,741,602	$58,934,647	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$41,072,473	$203,346,099	$120,783,588	$39,955,982
Shares outstanding	4,345,879	15,273,110	9,227,684	3,285,116
Net asset value, offering price and redemption price per share	$9.45	$13.31	$13.09	$12.16

Series II
Net assets	$167,304,526	$505,959,900	$114,266,070	$81,287,441
Shares outstanding	17,667,667	37,950,607	8,737,809	6,774,832
Net asset value, offering price and redemption price per share	$9.47	$13.33	$13.08	$12.00

Series NAV
Net assets	$535,880,221	$8,433,035,859	$986,565,263	$446,461,402
Shares outstanding	56,670,451	633,667,949	75,697,177	36,836,370
Net asset value, offering price and redemption price per share	$9.46	$13.31	$13.03	$12.12

41

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2016

Assets	High Yield Trust	Investment Quality Bond Trust	Money Market Trust	New Income Trust
Unaffiliated investments, at value	$246,106,816	$341,326,324	$2,332,286,469	$1,373,663,655
Affiliated investments, at value	5,504,112	1,436,525	—	667,580
Repurchase agreements, at value	—	19,100,000	—	1,155,000
Total investments, at value	251,610,928	361,862,849	2,332,286,469	1,375,486,235
Cash	—	54,141	6,273	859,104
Foreign currency, at value	26,893	1,012	—	—
Cash held at broker for futures contracts	199,036	—	—	—
Cash segregated at custodian for derivative contracts	217,960	—	—	14
Receivable for investments sold	3,591	357,993	—	23,918
Receivable for delayed delivery securities sold	—	39,547,414	—	—
Unrealized appreciation on forward foreign currency contracts	—	385,161	—	895,536
Receivable for fund shares sold	115	3,766,441	2,876,670	—
Dividends and interest receivable	4,006,527	1,786,182	338,542	7,667,568
Receivable for securities lending income	3,983	664	—	584
Receivable for futures variation margin	28,234	28,222	—	—
Receivable for centrally cleared swaps	—	194,846	—	—
Receivable due from advisor	—	—	34,519	—
Other assets	138,189	91	1,630	413
Total assets	256,235,456	407,985,016	2,335,544,103	1,384,933,372

Liabilities
Payable for investments purchased	—	233,100	—	692,936
Payable for delayed delivery securities purchased	—	108,151,051	—	28,142,510
Unrealized depreciation on forward foreign currency contracts	27,999	124,331	—	6,461
Payable for fund shares repurchased	1,426,312	—	12,684,340	235,061
Payable upon return of securities loaned	5,504,732	1,436,650	—	667,800
Swap contracts, at value	—	1,489,063	—	213,853
Payable for futures variation margin	—	—	—	77,066
Payable to affiliates
Accounting and legal services fees	2,278	2,702	23,005	11,911
Trustees’ fees	197	229	1,536	1,038
Other liabilities and accrued expenses	83,260	91,168	146,821	139,646
Total liabilities	7,044,778	111,528,294	12,855,702	30,188,282
Net assets	$249,190,678	$296,456,722	$2,322,688,401	$1,354,745,090

Net assets consist of
Paid-in capital	$571,908,420	$297,802,204	$2,322,665,341	$1,352,951,031
Undistributed net investment income (loss)	3,214,503	1,862,381	—	9,844,758
Accumulated undistributed net realized gain (loss) on investments	(313,438,591)	369,005	23,060	(7,447,550)
Net unrealized appreciation (depreciation) on investments	(12,493,654)	(3,576,868)	—	(603,149)
Net assets	$249,190,678	$296,456,722	$2,322,688,401	$1,354,745,090
Unaffiliated investments, including repurchase agreements, at cost	$258,502,164	$363,336,143	$2,332,286,469	$1,375,858,506
Affiliated investments, at cost	$5,504,327	$1,436,628	—	$667,631
Foreign currency, at cost	$28,202	($70)	—	—
Net unamortized upfront payment on swaps	—	($144,573)	—	($205,676)
Securities loaned, unaffiliated investments, at value	$5,371,036	$1,400,802	—	$652,314

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$87,745,839	$160,554,100	$1,717,531,469	—
Shares outstanding	16,779,566	14,613,248	1,717,532,316	—
Net asset value, offering price and redemption price per share	$5.23	$10.99	$1.00	—

Series II
Net assets	$64,892,896	$83,676,590	$211,220,177	—
Shares outstanding	12,156,621	7,610,102	211,202,713	—
Net asset value, offering price and redemption price per share	$5.34	$11.00	$1.00	—

Series NAV
Net assets	$96,551,943	$52,226,032	$393,936,755	$1,354,745,090
Shares outstanding	18,727,945	4,770,195	393,930,638	108,036,830
Net asset value, offering price and redemption price per share	$5.16	$10.95	$1.00	$12.54

42

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2016

Assets	Short Term Government Income Trust	Strategic Income Opportunities Trust	Total Bond Market Trust B	Ultra Short Term Bond Trust
Unaffiliated investments, at value	$317,968,015	$581,253,900	$630,437,448	$284,339,337
Affiliated investments, at value	3,011,024	—	17,285,664	—
Repurchase agreements, at value	2,567,000	3,465,000	—	207,000
Total investments, at value	323,546,039	584,718,900	647,723,112	284,546,337
Cash	1,083,490	1,097,312	8,906	10,999,031
Foreign currency, at value	—	345,992	—	—
Cash held at broker for futures contracts	—	2,389,650	—	—
Cash segregated at custodian for derivative contracts	—	1,950,000	—	—
Receivable for investments sold	—	2,638,641	—	—
Unrealized appreciation on forward foreign currency contracts	—	5,322,120	—	—
Receivable for fund shares sold	1,417,345	199,924	2,937,834	124,486
Dividends and interest receivable	1,560,098	5,358,834	3,959,203	1,625,771
Receivable for securities lending income	2,110	—	9,245	1,642
Receivable due from advisor	—	—	9,800	—
Other assets	99	180	177	91
Total assets	327,609,181	604,021,553	654,648,277	297,297,358

Liabilities
Payable for investments purchased	—	11,655,661	—	—
Payable for delayed delivery securities purchased	—	—	41,191,820	—
Unrealized depreciation on forward foreign currency contracts	—	2,920,312	—	—
Payable for fund shares repurchased	66,839	3,953,646	3,590,298	567,230
Payable upon return of securities loaned	3,011,250	—	17,286,535	—
Payable for sale commitments outstanding, at value	—	—	12,296,928	—
Payable to affiliates
Accounting and legal services fees	2,983	5,362	5,448	2,940
Trustees’ fees	263	436	408	233
Other liabilities and accrued expenses	82,920	117,858	75,199	68,145
Total liabilities	3,164,255	18,653,275	74,446,636	638,548
Net assets	$324,444,926	$585,368,278	$580,201,641	$296,658,810

Net assets consist of
Paid-in capital	$395,240,955	$618,680,016	$573,698,266	$313,225,923
Undistributed net investment income (loss)	1,288,238	5,878,180	3,613,689	790,506
Accumulated undistributed net realized gain (loss) on investments	(69,521,950)	(35,117,417)	(7,191,673)	(17,227,445)
Net unrealized appreciation (depreciation) on investments	(2,562,317)	(4,072,501)	10,081,359	(130,174)
Net assets	$324,444,926	$585,368,278	$580,201,641	$296,658,810
Unaffiliated investments, including repurchase agreements, at cost	$323,097,182	$591,092,534	$620,333,578	$284,676,511
Affiliated investments, at cost	$3,011,174	—	$17,286,528	—
Foreign currency, at cost	—	$347,340	—	—
Proceeds received on sale commitments outstanding	—	—	$12,275,281	—
Securities loaned, unaffiliated investments, at value	$2,950,563	—	$16,927,599	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$40,829,775	$473,447,288	$226,992,274	$12,076,862
Shares outstanding	3,368,742	35,298,941	22,524,413	1,048,008
Net asset value, offering price and redemption price per share	$12.12	$13.41	$10.08	$11.52

Series II
Net assets	$32,973,978	$46,377,239	$72,906,970	$267,914,000
Shares outstanding	2,718,666	3,449,057	7,224,435	23,250,762
Net asset value, offering price and redemption price per share	$12.13	$13.45	$10.09	$11.52

Series NAV
Net assets	$250,641,173	$65,543,751	$280,302,397	$16,667,948
Shares outstanding	20,681,404	4,901,170	27,824,832	1,445,842
Net asset value, offering price and redemption price per share	$12.12	$13.37	$10.07	$11.53

43

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2016

Investment income	Active Bond Trust	Bond Trust	Core Bond Trust	Global Bond Trust
Interest	$29,223,629	$258,039,875	$29,163,367	$18,155,475
Dividends	214,216	299,666	—	7,582
Securities lending	100,100	582,403	155,283	—
Total investment income	29,537,945	258,921,944	29,318,650	18,163,057

Expenses
Investment management fees	4,573,499	50,871,711	7,492,643	4,277,981
Series I distribution and service fees	21,443	101,715	67,337	21,580
Series II distribution and service fees	436,262	1,315,451	311,964	219,963
Accounting and legal services fees	99,188	1,171,806	165,790	79,029
Professional fees	73,212	227,782	87,672	105,066
Printing and postage	23,002	146,799	6,483	19,996
Custodian fees (see note 2)	52,112	1,212,395	125,543	40,330
Trustees’ fees	12,930	150,173	21,030	10,475
Interest expense	—	—	—	31,830
Other	17,323	129,011	21,374	25,353
Total expenses before reductions	5,308,971	55,326,843	8,299,836	4,831,603
Less expense reductions	(56,644)	(667,055)	(94,811)	(45,192)
Net expenses	5,252,327	54,659,788	8,205,025	4,786,411
Net investment income (loss)	24,285,618	204,262,156	21,113,625	13,376,646

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	2,810,699	16,052,744	16,580,347	8,286,184
Affiliated investments	3,506	9,144	(2,787)	—
Futures contracts	—	—	—	(3,939,832)
Written options	—	—	—	2,088,219
Swap contracts	—	—	—	(16,144,498)
	2,814,205	16,061,888	16,577,560	(9,709,927)

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	6,142,370	58,466,003	(1,321,368)	5,429,015
Affiliated investments	(458)	(5,630)	(2,912)	—
Futures contracts	—	—	—	59,930
Written options	—	—	—	(620,593)
Swap contracts	—	—	—	12,830,190
	6,141,912	58,460,373	(1,324,280)	17,698,542
Net realized and unrealized gain (loss)	8,956,117	74,522,261	15,253,280	7,988,615

Increase (decrease) in net assets from operations	$33,241,735	$278,784,417	$36,366,905	$21,365,261

44

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2016

Investment income	High Yield Trust	Investment Quality Bond Trust	Money Market Trust	New Income Trust
Interest	$17,828,813	$9,055,949	$9,570,349	$40,503,932
Dividends	235,020	—	—	—
Securities lending	61,347	4,077	—	1,196
Less foreign taxes withheld	(14)	(200)	—	—
Total investment income	18,125,166	9,059,826	9,570,349	40,505,128

Expenses
Investment management fees	1,657,252	1,690,929	8,722,299	7,678,650
Series I distribution and service fees	43,385	82,351	871,511	—
Series II distribution and service fees	164,734	219,260	576,902	—
Accounting and legal services fees	31,665	38,017	289,058	180,517
Professional fees	77,129	81,996	118,853	95,626
Printing and postage	14,594	15,395	79,566	22,963
Custodian fees (see note 2)	(110,640)	(26,319)	223,278	(23,166)
Trustees’ fees	4,119	4,991	36,677	23,844
Other	28,620	9,044	36,208	25,147
Total expenses before reductions	1,910,858	2,115,664	10,954,352	8,003,581
Less expense reductions	(17,967)	(21,635)	(3,042,484)	(229,582)
Net expenses	1,892,891	2,094,029	7,911,868	7,773,999
Net investment income (loss)	16,232,275	6,965,797	1,658,481	32,731,129

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(17,122,343)	821,176	42,088	5,129,918
Affiliated investments	1,122	96	—	(233)
Futures contracts	109,366	521,695	—	(1,568,171)
Written options	—	27,646	—	2,225
Swap contracts	(187,593)	(1,085,696)	—	(688,385)
	(17,199,448)	284,917	42,088	2,875,354

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	38,468,710	3,558,696	—	5,107,717
Affiliated investments	111	(95)	—	(51)
Futures contracts	(179,652)	(4,060)	—	(1,026,652)
Swap contracts	(48,067)	558,300	—	(12,437)
	38,241,102	4,112,841	—	4,068,577
Net realized and unrealized gain (loss)	21,041,654	4,397,758	42,088	6,943,931

Increase (decrease) in net assets from operations	$37,273,929	$11,363,555	$1,700,569	$39,675,060

45

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2016

Investment income	Short Term Government Income Trust	Strategic Income Opportunities Trust	Total Bond Market Trust B	Ultra Short Term Bond Trust
Interest	$4,623,141	$19,514,204	$15,365,488	$3,279,257
Dividends	—	2,535,562	—	—
Securities lending	2,826	—	26,507	2,967
Less foreign taxes withheld	—	(167,910)	(602)	—
Total investment income	4,625,967	21,881,856	15,391,393	3,282,224

Expenses
Investment management fees	1,853,828	3,778,139	2,699,058	1,663,535
Series I distribution and service fees	21,967	236,723	106,517	6,064
Series II distribution and service fees	88,722	121,619	211,286	691,223
Accounting and legal services fees	42,692	77,938	75,102	39,688
Professional fees	74,100	86,799	60,498	60,226
Printing and postage	14,261	20,073	22,051	16,266
Custodian fees (see note 2)	(30,847)	14,273	36,244	37,751
Trustees’ fees	5,674	10,011	9,404	5,071
Other	9,529	14,504	16,167	9,205
Total expenses before reductions	2,079,926	4,360,079	3,236,327	2,529,029
Less expense reductions	(24,561)	(44,295)	(1,479,765)	(22,535)
Net expenses	2,055,365	4,315,784	1,756,562	2,506,494
Net investment income (loss)	2,570,602	17,566,072	13,634,831	775,730

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	1,848,728	1,054,122	1,397,498	58,187
Affiliated investments	(235)	—	447	(81)
Futures contracts	—	3,216,184	—	—
	1,848,493	4,270,306	1,397,945	58,106

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(2,364,801)	8,571,268	(3,471,463)	336,335
Affiliated investments	(150)	—	(871)	—
Futures contracts	—	(232,379)	—	—
	(2,364,951)	8,338,889	(3,472,334)	336,335
Net realized and unrealized gain (loss)	(516,458)	12,609,195	(2,074,389)	394,441

Increase (decrease) in net assets from operations	$2,054,144	$30,175,267	$11,560,442	$1,170,171

46

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Active Bond Trust		Bond Trust		Core Bond Trust
Increase (decrease) in net assets	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15
From operations
Net investment income (loss)	$24,285,618	$26,834,000	$204,262,156	$222,801,352	$21,113,625	$20,292,407
Net realized gain (loss)	2,814,205	725,264	16,061,888	19,861,810	16,577,560	2,305,342
Change in net unrealized appreciation (depreciation)	6,141,912	(26,285,885)	58,460,373	(207,734,036)	(1,324,280)	(26,593,557)
Increase (decrease) in net assets resulting from operations	33,241,735	1,273,379	278,784,417	34,929,126	36,366,905	(3,995,808)
Distributions to shareholders
From net investment income
Series I	(1,542,926)	(2,281,571)	(5,861,158)	(6,053,397)	(2,569,290)	(2,444,933)
Series II	(5,823,984)	(9,136,300)	(13,743,822)	(14,008,990)	(2,154,922)	(1,986,488)
Series NAV	(20,167,995)	(28,505,136)	(246,332,663)	(263,742,669)	(20,827,736)	(18,650,122)
From net realized gain
Series I	—	—	—	—	(71,155)	(336,571)
Series II	—	—	—	—	(67,162)	(312,078)
Series NAV	—	—	—	—	(555,786)	(2,508,382)
Total distributions	(27,534,905)	(39,923,007)	(265,937,643)	(283,805,056)	(26,246,051)	(26,238,574)
From portfolio share transactions
Portfolio share transactions	(34,665,581)	(24,982,593)	(106,113,260)	(1,217,341,492)	(106,741,327)	(191,855,142)
Issued in reorganization	—	—	62,114,922	—	—	513,006,633
Total from portfolio share transactions	(34,665,581)	(24,982,593)	(43,998,338)	(1,217,341,492)	(106,741,327)	321,151,491
Total increase (decrease)	(28,958,751)	(63,632,221)	(31,151,564)	(1,466,217,422)	(96,620,473)	290,917,109

Net assets
Beginning of year	773,215,971	836,848,192	9,173,493,422	10,639,710,844	1,318,235,394	1,027,318,285
End of year	$744,257,220	$773,215,971	$9,142,341,858	$9,173,493,422	$1,221,614,921	$1,318,235,394

Undistributed net investment income (loss)	$6,670,556	$6,863,312	$66,309,230	$76,646,833	$6,796,118	$6,828,940

	Global Bond Trust		High Yield Trust		Investment Quality Bond Trust
Increase (decrease) in net assets	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15
From operations
Net investment income (loss)	$13,376,646	$13,367,280	$16,232,275	$17,615,766	$6,965,797	$6,649,298
Net realized gain (loss)	(9,709,927)	(20,260,442)	(17,199,448)	(10,172,203)	284,917	1,911,096
Change in net unrealized appreciation (depreciation)	17,698,542	(17,145,511)	38,241,102	(28,482,578)	4,112,841	(10,904,173)
Increase (decrease) in net assets resulting from operations	21,365,261	(24,038,673)	37,273,929	(21,039,015)	11,363,555	(2,343,779)
Distributions to shareholders
From net investment income
Series I	—	(1,154,479)	(5,895,173)	(6,998,290)	(3,614,278)	(3,214,739)
Series II	—	(2,536,952)	(4,271,567)	(5,575,011)	(1,712,151)	(1,580,676)
Series NAV	—	(13,716,691)	(6,490,628)	(6,445,416)	(1,226,362)	(458,846)
From net realized gain
Series I	—	—	—	—	(974,251)	(7,604,354)
Series II	—	—	—	—	(513,933)	(4,244,254)
Series NAV	—	—	—	—	(320,516)	(1,018,716)
Total distributions	—	(17,408,122)	(16,657,368)	(19,018,717)	(8,361,491)	(18,121,585)
From portfolio share transactions
Portfolio share transactions	(78,498,658)	(55,091,418)	(4,727,357)	(11,948,493)	12,817,819	(14,372,614)
Total from portfolio share transactions	(78,498,658)	(55,091,418)	(4,727,357)	(11,948,493)	12,817,819	(14,372,614)
Total increase (decrease)	(57,133,397)	(96,538,213)	15,889,204	(52,006,225)	15,819,883	(34,837,978)

Net assets
Beginning of year	624,838,222	721,376,435	233,301,474	285,307,699	280,636,839	315,474,817
End of year	$567,704,825	$624,838,222	$249,190,678	$233,301,474	$296,456,722	$280,636,839

Undistributed net investment income (loss)	$12,699,101	($3,725,520)	$3,214,503	$3,489,578	$1,862,381	$2,345,878

47

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Money Market Trust		New Income Trust		Short Term Government Income Trust
Increase (decrease) in net assets	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15
From operations
Net investment income (loss)	$1,658,481	—	$32,731,129	$38,478,102	$2,570,602	$2,693,082
Net realized gain (loss)	42,088	($18,263)	2,875,354	12,759,576	1,848,493	712,677
Change in net unrealized appreciation (depreciation)	—	—	4,068,577	(46,122,105)	(2,364,951)	(896,276)
Increase (decrease) in net assets resulting from operations	1,700,569	(18,263)	39,675,060	5,115,573	2,054,144	2,509,483
Distributions to shareholders
From net investment income
Series I	(1,247,556)	—	—	—	(690,907)	(822,207)
Series II	—	—	—	—	(485,869)	(594,207)
Series NAV	(410,927)[1]	—	(40,476,813)	(47,210,806)	(4,248,923)	(4,709,248)
From net realized gain
Series I	—	(1,963)	—	—	—	—
Series II	—	(298)	—	—	—	—
Series NAV	—	—	(6,014,484)	(4,350,141)	—	—
Total distributions	(1,658,483)	(2,261)	(46,491,297)	(51,560,947)	(5,425,699)	(6,125,662)
From portfolio share transactions
Portfolio share transactions	(46,056,452)	(141,903,531)	(102,493,634)	(223,219,286)	(333,593)	(60,325,814)
Issued in reorganization	401,438,296	—	—	—	—	—
Total from portfolio share transactions	355,381,844	(141,903,531)	(102,493,634)	(223,219,286)	(333,593)	(60,325,814)
Total increase (decrease)	355,423,930	(141,924,055)	(109,309,871)	(269,664,660)	(3,705,148)	(63,941,993)

Net assets
Beginning of year	1,967,264,471	2,109,188,526	1,464,054,961	1,733,719,621	328,150,074	392,092,067
End of year	$2,322,688,401	$1,967,264,471	$1,354,745,090	$1,464,054,961	$324,444,926	$328,150,074

Undistributed net investment income (loss)	—	—	$9,844,758	$13,381,918	$1,288,238	$1,619,253

1	The inception date for Class NAV shares is 5-2-16.

	Strategic Income Opportunities Trust		Total Bond Market Trust B		Ultra Short Term Bond Trust
Increase (decrease) in net assets	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15
From operations
Net investment income (loss)	$17,566,072	$17,261,997	$13,634,831	$12,676,170	$775,730	($128,868)
Net realized gain (loss)	4,270,306	8,034,736	1,397,945	1,755,126	58,106	(137,509)
Change in net unrealized appreciation (depreciation)	8,338,889	(19,559,075)	(3,472,334)	(13,423,776)	336,335	(226,387)
Increase (decrease) in net assets resulting from operations	30,175,267	5,737,658	11,560,442	1,007,520	1,170,171	(492,764)
Distributions to shareholders
From net investment income
Series I	(11,665,965)	(10,980,357)	(6,096,494)	(4,683,456)	(202,487)	(138,916)
Series II	(1,040,246)	(1,199,190)	(2,022,600)	(1,771,006)	(3,827,229)	(2,840,906)
Series NAV	(1,689,359)	(1,620,322)	(7,543,409)	(7,822,749)	(274,183)	(183,932)
Total distributions	(14,395,570)	(13,799,869)	(15,662,503)	(14,277,211)	(4,303,899)	(3,163,754)
From portfolio share transactions
Portfolio share transactions	(6,804,414)	59,348,410	77,993,877	32,172,795	40,812,370	25,788,112
Total from portfolio share transactions	(6,804,414)	59,348,410	77,993,877	32,172,795	40,812,370	25,788,112
Total increase (decrease)	8,975,283	51,286,199	73,891,816	18,903,104	37,678,642	22,131,594

Net assets
Beginning of year	576,392,995	525,106,796	506,309,825	487,406,721	258,980,168	236,848,574
End of year	$585,368,278	$576,392,995	$580,201,641	$506,309,825	$296,658,810	$258,980,168

Undistributed net investment income (loss)	$5,878,180	$3,220,776	$3,613,689	$3,313,909	$790,506	$905,358

48

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Active Bond Trust
SERIES I
12-31-2016	9.40	0.31	0.10	0.41	(0.36)	—	—	(0.36)	9.45	4.34	0.68	[3]	0.68	[3]	3.18	41	84
12-31-2015	9.88	0.33	(0.31)	0.02	(0.50)	—	—	(0.50)	9.40	0.17	0.69		0.69		3.31	44	60
12-31-2014	9.60	0.31	0.34	0.65	(0.37)	—	—	(0.37)	9.88	6.81	0.69		0.68		3.13	49	62
12-31-2013	10.16	0.36	(0.33)	0.03	(0.59)	—	—	(0.59)	9.60	0.24	0.69		0.68		3.52	51	82
12-31-2012	9.72	0.40	0.54	0.94	(0.43)	(0.07)	—	(0.50)	10.16	9.71	0.69		0.68		3.97	60	86
SERIES II
12-31-2016	9.41	0.29	0.11	0.40	(0.34)	—	—	(0.34)	9.47	4.23	0.88	[3]	0.88	[3]	2.98	167	84
12-31-2015	9.90	0.31	(0.32)	(0.01)	(0.48)	—	—	(0.48)	9.41	(0.14)	0.89		0.89		3.13	184	60
12-31-2014	9.62	0.29	0.34	0.63	(0.35)	—	—	(0.35)	9.90	6.59	0.89		0.88		2.94	215	62
12-31-2013	10.18	0.34	(0.33)	0.01	(0.57)	—	—	(0.57)	9.62	0.05	0.89		0.88		3.31	253	82
12-31-2012	9.74	0.38	0.54	0.92	(0.41)	(0.07)	—	(0.48)	10.18	9.48	0.89		0.88		3.78	279	86
SERIES NAV
12-31-2016	9.40	0.31	0.11	0.42	(0.36)	—	—	(0.36)	9.46	4.50	0.63	[3]	0.63	[3]	3.23	536	84
12-31-2015	9.89	0.33	(0.32)	0.01	(0.50)	—	—	(0.50)	9.40	0.12	0.64		0.64		3.35	546	60
12-31-2014	9.60	0.32	0.35	0.67	(0.38)	—	—	(0.38)	9.89	6.97	0.64		0.63		3.17	573	62
12-31-2013	10.17	0.36	(0.34)	0.02	(0.59)	—	—	(0.59)	9.60	0.19	0.64		0.63		3.54	552	82
12-31-2012	9.73	0.41	0.53	0.94	(0.43)	(0.07)	—	(0.50)	10.17	9.76	0.64		0.63		4.02	920	86
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.01%.

Bond Trust
SERIES I
12-31-2016	13.30	0.31	0.10	0.41	(0.40)	—	—	(0.40)	13.31	3.06	0.65		0.64		2.23	203	73	[3]
12-31-2015	13.67	0.31	(0.27)	0.04	(0.41)	—	—	(0.41)	13.30	0.24	0.65		0.64		2.23	203	62
12-31-2014	13.30	0.31	0.42	0.73	(0.36)	—	—	(0.36)	13.67	5.53	0.64		0.64		2.23	228	104	[3]
12-31-2013	13.99	0.27	(0.46)	(0.19)	(0.40)	(0.10)	—	(0.50)	13.30	(1.36)	0.65		0.64		1.97	249	104
12-31-2012	13.62	0.31	0.55	0.86	(0.39)	(0.10)	—	(0.49)	13.99	6.34	0.65		0.64		2.23	244	114
SERIES II
12-31-2016	13.32	0.28	0.10	0.38	(0.37)	—	—	(0.37)	13.33	2.85	0.85		0.84		2.03	506	73	[3]
12-31-2015	13.69	0.28	(0.27)	0.01	(0.38)	—	—	(0.38)	13.32	0.04	0.85		0.84		2.03	511	62
12-31-2014	13.31	0.28	0.44	0.72	(0.34)	—	—	(0.34)	13.69	5.40	0.84		0.84		2.03	558	104	[3]
12-31-2013	14.01	0.24	(0.46)	(0.22)	(0.38)	(0.10)	—	(0.48)	13.31	(1.63)	0.85		0.84		1.77	629	104
12-31-2012	13.64	0.29	0.54	0.83	(0.36)	(0.10)	—	(0.46)	14.01	6.12	0.85		0.84		2.03	634	114
SERIES NAV
12-31-2016	13.29	0.31	0.12	0.43	(0.41)	—	—	(0.41)	13.31	3.19	0.60		0.59		2.28	8,433	73	[3]
12-31-2015	13.66	0.31	(0.27)	0.04	(0.41)	—	—	(0.41)	13.29	0.29	0.60		0.59		2.28	8,459	62
12-31-2014	13.29	0.31	0.43	0.74	(0.37)	—	—	(0.37)	13.66	5.59	0.59		0.59		2.25	9,854	104	[3]
12-31-2013	13.98	0.28	(0.46)	(0.18)	(0.41)	(0.10)	—	(0.51)	13.29	(1.32)	0.60		0.59		2.03	7,366	104
12-31-2012	13.62	0.32	0.54	0.86	(0.40)	(0.10)	—	(0.50)	13.98	6.31	0.60		0.59		2.26	7,070	114
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.
Core Bond Trust
SERIES I
12-31-2016	13.01	0.22	0.14	0.36	(0.27)	(0.01)	—	(0.28)	13.09	2.74	0.67		0.66		1.63	121	486
12-31-2015	13.22	0.21	(0.17)	0.04	(0.22)	(0.03)	—	(0.25)	13.01	0.31	0.68		0.67		1.57	141	425	[3]
12-31-2014	12.85	0.21	0.55	0.76	(0.39)	—	—	(0.39)	13.22	5.93	0.67		0.67		1.59	1	356
12-31-2013	13.96	0.21	(0.50)	(0.29)	(0.29)	(0.53)	—	(0.82)	12.85	(2.16)	0.67		0.66		1.54	1	326
12-31-2012	13.83	0.25	0.64	0.89	(0.39)	(0.37)	—	(0.76)	13.96	6.47	0.67		0.67		1.79	2	367
SERIES II
12-31-2016	13.00	0.19	0.14	0.33	(0.24)	(0.01)	—	(0.25)	13.08	2.54	0.87		0.86		1.43	114	486
12-31-2015	13.21	0.18	(0.16)	0.02	(0.20)	(0.03)	—	(0.23)	13.00	0.11	0.88		0.87		1.36	128	425	[3]
12-31-2014	12.84	0.18	0.55	0.73	(0.36)	—	—	(0.36)	13.21	5.73	0.87		0.87		1.40	8	356
12-31-2013	13.95	0.18	(0.50)	(0.32)	(0.26)	(0.53)	—	(0.79)	12.84	(2.35)	0.87		0.86		1.34	9	326
12-31-2012	13.82	0.23	0.63	0.86	(0.36)	(0.37)	—	(0.73)	13.95	6.27	0.87		0.87		1.60	12	367
SERIES NAV
12-31-2016	12.96	0.22	0.14	0.36	(0.28)	(0.01)	—	(0.29)	13.03	2.72	0.62		0.61		1.68	987	486
12-31-2015	13.17	0.21	(0.16)	0.05	(0.23)	(0.03)	—	(0.26)	12.96	0.36	0.63		0.62		1.60	1,049	425	[3]
12-31-2014	12.80	0.22	0.55	0.77	(0.40)	—	—	(0.40)	13.17	6.01	0.62		0.62		1.65	1,018	356
12-31-2013	13.91	0.22	(0.51)	(0.29)	(0.29)	(0.53)	—	(0.82)	12.80	(2.11)	0.62		0.61		1.60	1,690	326
12-31-2012	13.78	0.26	0.63	0.89	(0.39)	(0.37)	—	(0.76)	13.91	6.54	0.62		0.62		1.84	1,734	367
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.

49

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Global Bond Trust
SERIES I
12-31-2016	11.80	0.28	0.08	0.36	—	—	—	—	12.16	3.05	0.81	[3]	0.80	[3]	2.18	40	57
12-31-2015	12.54	0.24	(0.66)	(0.42)	(0.32)	—	—	(0.32)	11.80	(3.50)	0.83		0.82		1.95	42	81
12-31-2014	12.39	0.31	(0.04)	0.27	(0.12)	—	—	(0.12)	12.54	2.28	0.83		0.83		2.43	52	69
12-31-2013	13.16	0.27	(0.98)	(0.71)	(0.06)	—	—	(0.06)	12.39	(5.42)	0.85		0.85		2.11	60	123
12-31-2012[4]	13.23	0.36	0.55	0.91	(0.98)	—	—	(0.98)	13.16	7.03	0.86		0.86		2.71	75	131
SERIES II
12-31-2016	11.66	0.25	0.09	0.34	—	—	—	—	12.00	2.92	1.01	[3]	1.00	[3]	1.98	81	57
12-31-2015	12.42	0.21	(0.66)	(0.45)	(0.31)	—	—	(0.31)	11.66	(3.73)	1.03		1.02		1.75	88	81
12-31-2014	12.27	0.28	(0.03)	0.25	(0.10)	—	—	(0.10)	12.42	2.13	1.03		1.03		2.23	113	69
12-31-2013	13.04	0.24	(0.98)	(0.74)	(0.03)	—	—	(0.03)	12.27	(5.67)	1.05		1.05		1.91	137	123
12-31-2012[4]	13.14	0.33	0.55	0.88	(0.98)	—	—	(0.98)	13.04	6.81	1.06		1.06		2.51	164	131
SERIES NAV
12-31-2016	11.75	0.28	0.09	0.37	—	—	—	—	12.12	3.15	0.76	[3]	0.75	[3]	2.22	446	57
12-31-2015	12.49	0.24	(0.66)	(0.42)	(0.32)	—	—	(0.32)	11.75	(3.50)	0.78		0.77		2.00	495	81
12-31-2014	12.33	0.32	(0.03)	0.29	(0.13)	—	—	(0.13)	12.49	2.42	0.78		0.78		2.48	557	69
12-31-2013	13.12	0.27	(1.00)	(0.73)	(0.06)	—	—	(0.06)	12.33	(5.54)	0.80		0.80		2.17	683	123
12-31-2012[4]	13.18	0.37	0.55	0.92	(0.98)	—	—	(0.98)	13.12	7.15	0.81		0.81		2.76	724	131
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%. 4. In accordance with Accounting Standards Update 2011-03, Reconsideration of Effective Control for Repurchase Agreements, the portfolio now recognizes sale-buybacks as secured borrowings and not as purchases and sales of securities. Accordingly, the portfolio has excluded these transactions from its portfolio turnover calculation. Had these transactions been included, the portfolio turnover rate would have been 202%. The portfolio also recorded additional income and expenses which were offset by corresponding adjustments to realized and unrealized gain/loss. These adjustments had no overall impact to the per share net asset value but did increase the net investment income per share by $0.02, the ratio of net investment income to average net assets by 0.14% and the ratio of expenses to average net assets by 0.02%.

High Yield Trust
SERIES I
12-31-2016	4.81	0.34	0.45	0.79	(0.37)	—	—	(0.37)	5.23	16.26	0.75	[3]	0.74	[3]	6.74	88	61
12-31-2015	5.70	0.37	(0.84)	(0.47)	(0.42)	—	—	(0.42)	4.81	(8.32)	0.80		0.79		6.51	83	74
12-31-2014	6.09	0.39	(0.36)	0.03	(0.42)	—	—	(0.42)	5.70	0.28	0.78		0.77		6.33	105	72
12-31-2013	6.01	0.40	0.10	0.50	(0.42)	—	—	(0.42)	6.09	8.35	0.79		0.78		6.44	122	99
12-31-2012	5.46	0.44	0.58	1.02	(0.47)	—	—	(0.47)	6.01	18.99	0.77		0.77		7.39	75	80
SERIES II
12-31-2016	4.91	0.34	0.45	0.79	(0.36)	—	—	(0.36)	5.34	16.16	0.95	[3]	0.94	[3]	6.54	65	61
12-31-2015	5.80	0.36	(0.84)	(0.48)	(0.41)	—	—	(0.41)	4.91	(8.55)	1.00		0.99		6.32	69	74
12-31-2014	6.19	0.39	(0.37)	0.02	(0.41)	—	—	(0.41)	5.80	0.08	0.98		0.97		6.12	90	72
12-31-2013	6.11	0.40	0.09	0.49	(0.41)	—	—	(0.41)	6.19	8.01	0.99		0.98		6.24	116	99
12-31-2012	5.54	0.43	0.60	1.03	(0.46)	—	—	(0.46)	6.11	18.87	0.97		0.97		7.20	82	80
SERIES NAV
12-31-2016	4.75	0.34	0.44	0.78	(0.37)	—	—	(0.37)	5.16	16.56	0.70	[3]	0.70	[3]	6.77	97	61
12-31-2015	5.63	0.36	(0.81)	(0.45)	(0.43)	—	—	(0.43)	4.75	(8.38)	0.75		0.74		6.56	81	74
12-31-2014	6.02	0.39	(0.36)	0.03	(0.42)	—	—	(0.42)	5.63	0.33	0.73		0.72		6.38	90	72
12-31-2013	5.95	0.40	0.09	0.49	(0.42)	—	—	(0.42)	6.02	8.31	0.74		0.73		6.46	97	99
12-31-2012	5.41	0.44	0.57	1.01	(0.47)	—	—	(0.47)	5.95	19.06	0.72		0.72		7.44	100	80
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.06%.

50

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations						Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)		Total from investment oper- ations ($)		From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Investment Quality Bond Trust
SERIES I
12-31-2016	10.84	0.27		0.20		0.47		(0.25)	(0.07)	—	(0.32)	10.99	4.29	0.67	[3]	0.66	[3]	2.44		161	60
12-31-2015	11.65	0.26		(0.36)		(0.10)		(0.21)	(0.50)	—	(0.71)	10.84	(0.82)	0.69		0.69		2.28		166	97
12-31-2014	11.41	0.31		0.31		0.62		(0.35)	(0.03)	—	(0.38)	11.65	5.47	0.69		0.69		2.60		190	109
12-31-2013	12.34	0.32		(0.55)		(0.23)		(0.47)	(0.23)	—	(0.70)	11.41	(1.93)	0.69		0.68		2.68		205	79
12-31-2012	11.71	0.32		0.57		0.89		(0.26)	—	—	(0.26)	12.34	7.59	0.68		0.68		2.66		220	77
SERIES II
12-31-2016	10.85	0.25		0.20		0.45		(0.23)	(0.07)	—	(0.30)	11.00	4.08	0.87	[3]	0.86	[3]	2.25		84	60
12-31-2015	11.66	0.24		(0.36)		(0.12)		(0.19)	(0.50)	—	(0.69)	10.85	(1.02)	0.89		0.89		2.08		91	97
12-31-2014	11.42	0.28		0.32		0.60		(0.33)	(0.03)	—	(0.36)	11.66	5.26	0.89		0.89		2.40		107	109
12-31-2013	12.35	0.30		(0.56)		(0.26)		(0.44)	(0.23)	—	(0.67)	11.42	(2.12)	0.89		0.88		2.48		116	79
12-31-2012	11.72	0.30		0.56		0.86		(0.23)	—	—	(0.23)	12.35	7.37	0.88		0.88		2.46		137	77
SERIES NAV
12-31-2016	10.81	0.27		0.20		0.47		(0.26)	(0.07)	—	(0.33)	10.95	4.26	0.63	[3]	0.62	[3]	2.44		52	60
12-31-2015	11.61	0.27		(0.35)		(0.08)		(0.22)	(0.50)	—	(0.72)	10.81	(0.68)	0.64		0.64		2.35		24	97
12-31-2014	11.37	0.31		0.32		0.63		(0.36)	(0.03)	—	(0.39)	11.61	5.54	0.64		0.64		2.63		19	109
12-31-2013	12.30	0.33		(0.56)		(0.23)		(0.47)	(0.23)	—	(0.70)	11.37	(1.88)	0.64		0.63		2.71		17	79
12-31-2012	11.67	0.33		0.56		0.89		(0.26)	—	—	(0.26)	12.30	7.66	0.63		0.63		2.69		26	77
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%.

Money Market Trust
SERIES I
12-31-2016	1.00	—	[3]	—	[3]	—	[3]	— [3]	—	—	— [3]	1.00	0.07	0.48		0.35		0.07		1,718	—
12-31-2015	1.00	—		—	[3]	—	[3]	—	— [3]	—	— [3]	1.00	0.00 [4]	0.56		0.17		—		1,714	—
12-31-2014	1.00	—		—	[3]	—	[3]	—	— [3]	—	— [3]	1.00	0.00 [4]	0.56		0.16		—		1,794	—
12-31-2013	1.00	—		—	[3]	—	[3]	—	— [3]	—	— [3]	1.00	0.01	0.56		0.24		—		2,110	—
12-31-2012	1.00	—		—	[3]	—	[3]	—	— [3]	—	— [3]	1.00	0.01	0.55		0.30		—		2,599	—
SERIES II
12-31-2016	1.00	—		—	[3]	—	[3]	—	—	—	—	1.00	0.00	0.68		0.42		—		211	—
12-31-2015	1.00	—		—	[3]	—	[3]	—	— [3]	—	— [3]	1.00	0.00 [4]	0.76		0.17		—		253	—
12-31-2014	1.00	—		—	[3]	—	[3]	—	— [3]	—	— [3]	1.00	0.00 [4]	0.76		0.16		—		315	—
12-31-2013	1.00	—		—	[3]	—	[3]	—	— [3]	—	— [3]	1.00	0.01	0.76		0.24		—		436	—
12-31-2012	1.00	—		—	[3]	—	[3]	—	— [3]	—	— [3]	1.00	0.01	0.75		0.30		—		701	—
SERIES NAV
12-31-2016[7]	1.00	—	[3]	—	[3]	—	[3]	— [3]	—	—	— [3]	1.00	0.11 [5]	0.43	[6]	0.34	[6]	0.16	[6]	394	—
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share 4. Less than 0.005% 5. Not annualized 6. Annualized 7. After the close of business on April 29, 2016, holders of Series NAV shares of Money Market Trust B became owners of an equal number of full and fractional Series NAV shares of Money Market Trust. These shares were first offered on 5-2-16.

New Income Trust
SERIES NAV
12-31-2016	12.63	0.30		0.05		0.35		(0.38)	(0.06)	—	(0.44)	12.54	2.73	0.57	[3]	0.56	[3]	2.34		1,355	51
12-31-2015	13.04	0.31		(0.28)		0.03		(0.40)	(0.04)	—	(0.44)	12.63	0.22	0.59		0.57		2.38		1,464	47
12-31-2014	12.90	0.33		0.42		0.75		(0.61)	—	—	(0.61)	13.04	5.83	0.62		0.60		2.52		1,734	54
12-31-2013	13.80	0.33		(0.62)		(0.29)		(0.43)	(0.18)	—	(0.61)	12.90	(2.12)	0.65		0.63		2.40		2,783	57
12-31-2012	13.55	0.36		0.43		0.79		(0.47)	(0.07)	—	(0.54)	13.80	5.91	0.65		0.63		2.60		2,853	77
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%.

51

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Short Term Government Income Trust
SERIES I
12-31-2016	12.25	0.09	(0.02)	0.07	(0.20)	—	—	(0.20)	12.12	0.57	0.64	[4]	0.64	[4]	0.76	41	71
12-31-2015	12.39	0.09	(0.01)	0.08	(0.22)	—	—	(0.22)	12.25	0.64	0.66		0.65		0.70	45	43
12-31-2014	12.50	0.08	0.06	0.14	(0.25)	—	—	(0.25)	12.39	1.15	0.66		0.65		0.64	51	46
12-31-2013	12.87	0.08	(0.19)	(0.11)	(0.26)	—	—	(0.26)	12.50	(0.86)	0.65		0.65		0.62	63	55
12-31-2012	12.93	0.14	0.02	0.16	(0.22)	—	—	(0.22)	12.87	1.21	0.65		0.65		1.10	76	71
SERIES II
12-31-2016	12.25	0.07	(0.01)	0.06	(0.18)	—	—	(0.18)	12.13	0.45	0.84	[4]	0.84	[4]	0.56	33	71
12-31-2015	12.40	0.06	(0.01)	0.05	(0.20)	—	—	(0.20)	12.25	0.36	0.86		0.85		0.50	36	43
12-31-2014	12.51	0.06	0.06	0.12	(0.23)	—	—	(0.23)	12.40	0.94	0.86		0.85		0.44	38	46
12-31-2013	12.88	0.05	(0.19)	(0.14)	(0.23)	—	—	(0.23)	12.51	(1.06)	0.85		0.85		0.43	49	55
12-31-2012	12.94	0.12	0.01	0.13	(0.19)	—	—	(0.19)	12.88	1.01	0.85		0.85		0.90	61	71
SERIES NAV
12-31-2016	12.25	0.10	(0.02)	0.08	(0.21)	—	—	(0.21)	12.12	0.62	0.59	[4]	0.59	[4]	0.81	251	71
12-31-2015	12.39	0.09	— [3]	0.09	(0.23)	—	—	(0.23)	12.25	0.69	0.61		0.60		0.75	247	43
12-31-2014	12.50	0.09	0.06	0.15	(0.26)	—	—	(0.26)	12.39	1.20	0.61		0.60		0.69	303	46
12-31-2013	12.86	0.09	(0.18)	(0.09)	(0.27)	—	—	(0.27)	12.50	(0.74)	0.60		0.60		0.67	311	55
12-31-2012	12.93	0.15	— [3]	0.15	(0.22)	—	—	(0.22)	12.86	1.18	0.60		0.60		1.14	417	71
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share. 4. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%.

Strategic Income Opportunities Trust
SERIES I
12-31-2016	13.07	0.40	0.27	0.67	(0.33)	—	—	(0.33)	13.41	5.12	0.72	[3]	0.71	[3]	2.95	473	42
12-31-2015	13.24	0.43	(0.27)	0.16	(0.33)	—	—	(0.33)	13.07	1.22	0.74		0.74		3.18	441	49
12-31-2014	13.17	0.56	0.11	0.67	(0.60)	—	—	(0.60)	13.24	5.14	0.75		0.74		4.13	415	50
12-31-2013	13.44	0.65	(0.15)	0.50	(0.77)	—	—	(0.77)	13.17	3.74	0.78		0.78		4.75	380	45
12-31-2012	12.75	0.80	0.82	1.62	(0.93)	—	—	(0.93)	13.44	12.86	0.79		0.79		5.91	359	44
SERIES II
12-31-2016	13.10	0.37	0.28	0.65	(0.30)	—	—	(0.30)	13.45	4.98	0.92	[3]	0.91	[3]	2.74	46	42
12-31-2015	13.27	0.40	(0.26)	0.14	(0.31)	—	—	(0.31)	13.10	1.01	0.94		0.94		2.98	51	49
12-31-2014	13.20	0.53	0.12	0.65	(0.58)	—	—	(0.58)	13.27	4.92	0.95		0.94		3.94	57	50
12-31-2013	13.47	0.63	(0.16)	0.47	(0.74)	—	—	(0.74)	13.20	3.53	0.98		0.98		4.56	65	45
12-31-2012	12.78	0.77	0.82	1.59	(0.90)	—	—	(0.90)	13.47	12.61	0.99		0.99		5.72	73	44
SERIES NAV
12-31-2016	13.03	0.40	0.27	0.67	(0.33)	—	—	(0.33)	13.37	5.19	0.67	[3]	0.66	[3]	2.98	66	42
12-31-2015	13.20	0.43	(0.26)	0.17	(0.34)	—	—	(0.34)	13.03	1.27	0.69		0.69		3.22	84	49
12-31-2014	13.13	0.56	0.12	0.68	(0.61)	—	—	(0.61)	13.20	5.21	0.70		0.69		4.18	53	50
12-31-2013	13.41	0.65	(0.15)	0.50	(0.78)	—	—	(0.78)	13.13	3.72	0.73		0.73		4.79	51	45
12-31-2012	12.72	0.80	0.82	1.62	(0.93)	—	—	(0.93)	13.41	12.95	0.74		0.74		5.95	33	44
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%.

52

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Total Bond Market Trust B
SERIES I
12-31-2016	10.11	0.25	(0.01)	0.24	(0.27)	—	—	(0.27)	10.08	2.39	0.56		0.30		2.38	227	58
12-31-2015	10.37	0.26	(0.23)	0.03	(0.29)	—	—	(0.29)	10.11	0.25	0.56		0.30		2.53	172	67
12-31-2014	10.09	0.29	0.32	0.61	(0.33)	—	—	(0.33)	10.37	6.11	0.56		0.30		2.76	135	64
12-31-2013	10.71	0.27	(0.53)	(0.26)	(0.36)	—	—	(0.36)	10.09	(2.49)	0.54		0.30		2.55	106	62
12-31-2012[3]	10.82	0.01	(0.02)	(0.01)	(0.10)	—	—	(0.10)	10.71	(0.14)[4]	0.56	[5]	0.30	[5]	0.62 [5]	127	29	[6,7]
SERIES II
12-31-2016	10.12	0.23	(0.01)	0.22	(0.25)	—	—	(0.25)	10.09	2.19	0.76		0.50		2.18	73	58
12-31-2015	10.38	0.24	(0.23)	0.01	(0.27)	—	—	(0.27)	10.12	0.05	0.76		0.50		2.33	68	67
12-31-2014	10.10	0.27	0.32	0.59	(0.31)	—	—	(0.31)	10.38	5.90	0.76		0.50		2.56	69	64
12-31-2013	10.73	0.25	(0.54)	(0.29)	(0.34)	—	—	(0.34)	10.10	(2.77)	0.74		0.50		2.33	79	62
12-31-2012[3]	10.82	0.01	(0.02)	(0.01)	(0.08)	—	—	(0.08)	10.73	(0.11)[4]	0.76	[5]	0.50	[5]	0.42 [5]	145	29	[6,7]
SERIES NAV
12-31-2016	10.10	0.25	— [8]	0.25	(0.28)	—	—	(0.28)	10.07	2.45	0.51		0.25		2.43	280	58
12-31-2015	10.36	0.27	(0.24)	0.03	(0.29)	—	—	(0.29)	10.10	0.30	0.51		0.25		2.58	266	67
12-31-2014	10.09	0.29	0.32	0.61	(0.34)	—	—	(0.34)	10.36	6.06	0.51		0.25		2.82	284	64
12-31-2013	10.71	0.27	(0.53)	(0.26)	(0.36)	—	—	(0.36)	10.09	(2.44)	0.49		0.25		2.60	286	62
12-31-2012	10.46	0.34	0.09	0.43	(0.18)	—	—	(0.18)	10.71	4.08	0.52		0.25		3.16	297	29	[6]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series I and Series II shares is 11-5-12. 4. Not annualized. 5. Annualized. 6. Excludes merger activity. 7. Portfolio turnover is shown for the period from 1-1-12 to 12-31-12. 8. Less than $0.005 per share.

Ultra Short Term Bond Trust
SERIES I
12-31-2016	11.64	0.05	0.01	0.06	(0.18)	—	—	(0.18)	11.52	0.52	0.65		0.64		0.43	12	86
12-31-2015	11.80	0.01	(0.01)	— [3]	(0.16)	—	—	(0.16)	11.64	(0.04)	0.66		0.65		0.12	10	86
12-31-2014	11.98	0.01	(0.01)	— [3]	(0.18)	—	—	(0.18)	11.80	(0.02)	0.66		0.65		0.05	9	69
12-31-2013	12.13	0.02	(0.03)	(0.01)	(0.14)	—	—	(0.14)	11.98	(0.07)	0.67		0.67		0.15	11	135
12-31-2012	12.20	0.04	0.03	0.07	(0.14)	—	—	(0.14)	12.13	0.54	0.70		0.69		0.34	8	196
SERIES II
12-31-2016	11.64	0.03	0.01	0.04	(0.16)	—	—	(0.16)	11.52	0.32	0.85		0.84		0.23	268	86
12-31-2015	11.79	(0.01)	(0.01)	(0.02)	(0.13)	—	—	(0.13)	11.64	(0.15)	0.86		0.85		(0.07)	235	86
12-31-2014	11.98	(0.02)	(0.02)	(0.04)	(0.15)	—	—	(0.15)	11.79	(0.30)	0.86		0.85		(0.14)	214	69
12-31-2013	12.13	(0.01)	(0.02)	(0.03)	(0.12)	—	—	(0.12)	11.98	(0.27)	0.87		0.87		(0.08)	202	135
12-31-2012	12.20	0.02	0.03	0.05	(0.12)	—	—	(0.12)	12.13	0.37	0.90		0.89		0.15	127	196
SERIES NAV
12-31-2016	11.64	0.06	0.02	0.08	(0.19)	—	—	(0.19)	11.53	0.66	0.60		0.59		0.48	17	86
12-31-2015	11.80	0.02	(0.02)	— [3]	(0.16)	—	—	(0.16)	11.64	0.01	0.61		0.60		0.18	14	86
12-31-2014	11.98	0.01	(0.01)	— [3]	(0.18)	—	—	(0.18)	11.80	0.03	0.61		0.60		0.12	14	69
12-31-2013	12.13	0.02	(0.02)	— [3]	(0.15)	—	—	(0.15)	11.98	(0.02)	0.62		0.62		0.17	9	135
12-31-2012	12.19	0.05	0.03	0.08	(0.14)	—	—	(0.14)	12.13	0.66	0.65		0.64		0.39	4	196
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.

53

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Notes to financial statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust) is a no-load open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series (the portfolios), twelve of which are presented in this report.

The portfolios offer multiple classes of shares: Series I, Series II, Series III and Series NAV. The shares currently offered by a specific portfolio are shown on the Statements of assets and liabilities. Shares of the portfolios are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Advisor) and Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.

On April 6, 2016, Money Market Trust converted to a “government money market fund” as defined under Rule 2a-7 under the 1940 Act.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarize the significant accounting policies of the portfolios:

Security valuation.  Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios’ Valuation Policies and Procedures.

In order to value the securities, the portfolios use the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the portfolios are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the portfolios in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 p.m. E.T. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Securities in Money Market Trust are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the portfolio. The portfolio seeks to maintain a constant NAV per share of $1.00, but there can be no assurance that it will be able to do so.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the portfolios’ Pricing Committee, following procedures established by the Board of Trustees. The portfolios use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The following is a summary of the values by input classification of the portfolios’ investments as of December 31, 2016, by major security category or type:

	Total Value at 12-31-16	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Active Bond Trust
U.S. Government and Agency obligations	$202,724,036	—	$202,724,036	—
Foreign government obligations	4,306,187	—	4,306,187	—
Corporate bonds	313,813,648	—	313,813,648	—
Capital preferred securities	4,392,804	—	4,392,804	—
Convertible bonds	273,600	—	273,600	—
Term loans	892,453	—	892,453	—
Municipal bonds	2,715,399	—	2,715,399	—
Collateralized mortgage obligations	110,589,810	—	110,589,810	—
Asset backed securities	67,722,074	—	67,722,074	—
Preferred securities	2,968,625	$2,623,125	344,898	$602
Securities lending collateral	14,620,981	14,620,981	—	—
Short-term investments	59,972,017	56,046,058	3,925,959	—
Total investments in securities	$784,991,634	$73,290,164	$711,700,868	$602

Global Bond Trust
U.S. Government and Agency obligations	$75,893,055	—	$75,893,055	—
Foreign government obligations	172,525,831	—	172,525,831	—
Corporate bonds	156,282,494	—	156,282,494	—
Term loans	2,312,332	—	2,312,332	—
Municipal bonds	256,859	—	256,859	—
Collateralized mortgage obligations	64,981,793	—	64,981,793	—
Asset backed securities	29,655,195	—	29,655,195	—
Common stocks	51,045	$51,045	—	—
Preferred securities	244,608	244,608	—	—
Escrow shares	622,910	—	622,910	—
Purchased options	1,519,354	14,082	1,505,272	—
Short-term investments	171,214,780	—	171,214,780	—
Total investments in securities	$675,560,256	$309,735	$675,250,521	—
Securities sold short	($2,690,470)	—	($2,690,470)	—
Other financial instruments:
Futures	($926,999)	($926,999)	—	—
Forward foreign currency contracts	1,660,692	—	$1,660,692	—
Written options	(1,690,958)	—	(1,690,958)	—
Interest rate swaps	5,647,567	—	5,647,567	—
Inflation swaps	17,792	—	17,792	—
Credit default swaps	(2,087,851)	—	(2,087,851)	—
Currency swaps	(9,177,890)	—	(9,177,890)	—
Volatility swaps	91,887	—	91,887	—

High Yield Trust
U.S. Government and Agency obligations	$2,469,836	—	$2,469,836	—
Foreign government obligations	1,500,755	—	1,500,755	—
Corporate bonds	217,474,595	—	216,758,846	$715,749
Capital preferred securities	877,500	—	877,500	—
Convertible bonds	515,570	—	515,570	—
Term loans	9,297,211	—	9,297,211	—
Collateralized mortgage obligations	879,513	—	879,513	—
Asset backed securities	5,099,860	—	5,099,860	—
Common stocks	3,733,600	$1,166,617	—	2,566,983
Preferred securities	3,167,042	3,167,042	—	—
Escrow certificates	500	—	—	500
Securities lending collateral	5,504,112	5,504,112	—	—
Short-term investments	1,090,834	1,090,834	—	—
Total investments in securities	$251,610,928	$10,928,605	$237,399,091	$3,283,232
Other financial instruments:
Futures	($67,279)	($67,279)	—	—
Forward foreign currency contracts	(27,999)	—	($27,999)	—

Investment Quality Bond Trust
U.S. Government and Agency obligations	$141,693,825	—	$141,693,825	—
Foreign government obligations	5,315,043	—	5,315,043	—
Corporate bonds	95,852,141	—	95,852,141	—
Municipal bonds	3,450,152	—	3,450,152	—
Term loans	9,863,280	—	9,863,280	—
Collateralized mortgage obligations	31,557,278	—	30,523,278	$1,034,000
Asset backed securities	47,509,403	—	47,509,403	—
Common stocks	32,157	$32,157	—	—
Purchased options	1,246	—	1,246	—

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	Total Value at 12-31-16	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investment Quality Bond Trust (continued)
Securities lending collateral	$1,436,525	$1,436,525	—	—
Short-term investments	25,151,799	—	$25,151,799	—
Total investments in securities	$361,862,849	$1,468,682	$359,360,167	$1,034,000
Other financial instruments:
Futures	$39,930	$39,930	—	—
Forward foreign currency contracts	260,830	—	$260,830	—
Interest rate swaps	(1,319,051)	—	(1,319,051)	—
Credit default swaps	141,619	—	141,619	—

Strategic Income Opportunities Trust
Foreign government obligations	$100,726,985	—	$100,726,985	—
Corporate bonds	301,326,957	—	301,326,957	—
Capital preferred securities	2,464,885	—	2,464,885	—
Convertible bonds	12,855,988	—	12,855,988	—
Term loans	20,716,658	—	20,716,658	—
Municipal bonds	18,594,959	—	18,594,959	—
Collateralized mortgage obligations	29,893,770	—	29,893,770	—
Asset backed securities	26,058,977	—	26,058,977	—
Common stocks	16,398,666	$16,398,666	—	—
Preferred securities	45,308,435	43,260,754	2,047,681	—
Purchased options	2,443,694	—	2,443,694	—
Short-term investments	7,928,926	—	7,928,926	—
Total investments in securities	$584,718,900	$59,659,420	$525,059,480	—
Other financial instruments:
Futures	($57,446)	($57,446)	—	—
Forward foreign currency contracts	2,401,808	—	$2,401,808	—

As of December 31, 2016, all investments of Bond Trust and Short Term Government Income Trust are categorized as Level 2 under the hierarchy described above, except for securities lending collateral, which is categorized as Level 1.

As of December 31, 2016, all investments of Money Market Trust and Ultra Short Term Bond Trust are categorized as Level 2 under the hierarchy described above.

As of December 31, 2016, all investments of New Income Trust are categorized as Level 2 under the hierarchy described above, except for securities lending collateral, money market funds and futures which are categorized as Level 1.

As of December 31, 2016, all investments of Core Bond Trust and Total Bond Market Trust B are categorized as Level 2 under the hierarchy described above, except for securities lending collateral and money market funds which are categorized as Level 1.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period and in all cases were transferred into or out of Level 2. Securities were transferred into Level 3 because of a lack of observable market data. In addition, securities were transferred from Level 3 since observable market data became available.

High Yield Trust
	Corporate Bonds	Convertible Bonds	Common Stocks	Escrow Certificates	Total
Balance as of 12-31-15	$910,305	$405,098	$1,631,608	—	$2,947,011
Realized gain (loss)	13,920	—	503,890	—	517,810
Change in unrealized appreciation (depreciation)	187,934	—	(1,344,400)	($24,171)	(1,180,637)
Purchases	93,608	—	3,176,918	—	3,270,526
Sales	(490,018)	—	(1,401,033)	(5,704)	(1,896,755)
Transfers into Level 3	—	—	—	30,375	30,375
Transfers out of Level 3	—	(405,098)	—	—	(405,098)
Balance as of 12-31-16	$715,749	—	$2,566,983	$500	$3,283,232
Change in unrealized at period end*	$178,862	—	$1,608,884	($24,671)	$1,763,075

*	Change in unrealized appreciation (depreciation) attributable to level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of operations.

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The valuation techniques and significant unobservable inputs used in the fair value measurement of the portfolios’ Level 3 securities are outlined in the tables below:

High Yield Trust	Fair Value at 12-31-16		Valuation Technique	Significant Unobservable Inputs	Input/Range
Common Stocks	$1,984,000		Market Approach	EV/EBITDA multiple Discount	8.20x–15.73x (weighted average 13.87x) 25%
	$452,297		Market Approach	Expected future value Discount	$12.27 15%
	$51,629		Market Approach	Prior / recent transactions	$1.13
	$2,487,926

Corporate Bonds	715,749		Market Approach	Yield	10.12%

Escrow certificates	$500		Market Approach	Estimated liquidation value	$0.03

Total	$3,204,175	*

*	These amounts exclude valuations provided by a broker, which amounted to $79,057.

A change to unobservable inputs of a portfolio’s Level 3 securities may result in changes to the fair value measurement, as follows :

Significant Unobservable Input	Impact to Valuation if input increases	Impact to Valuation if input decreases
Enterprise value to earnings before interest, taxes, depreciation and amortization (“EV/EBITDA”) multiple	Increase	Decrease
Estimated liquidation value	Increase	Decrease
Expected future value	Increase	Decrease
Prior/recent transactions	Increase	Decrease
Yield	Decrease	Increase

Repurchase agreements.  The portfolios may enter into repurchase agreements. When a portfolio enters into a repurchase agreement, it receives collateral that is held in a segregated account by the portfolio’s custodian, for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the portfolio. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by a portfolio for repurchase agreements is disclosed in the Portfolio of Investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statements of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

In a reverse repurchase agreement, a portfolio delivers a security, as collateral, in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Obligations to repay cash received by a portfolio are shown on the Statements of assets and liabilities as Payable for open reverse repurchase agreements.

The following table summarizes the open reverse repurchase agreements at December 31, 2016:

Portfolio	Counterparty	Borrowing rate	Settlement date	Maturity date	Borrowing amount		Payable for reverse repurchase agreements		USD Payable for reverse repurchase agreements
Global Bond Trust	BNP Paribas SA1	0.570%	11/10/2016	1/17/2017	GBP	8,506,049	GBP	8,512,918	$10,491,318
Global Bond Trust	BNP Paribas SA2	0.570%	11/10/2016	1/17/2017	GBP	5,960,459	GBP	5,965,272	7,351,600
Global Bond Trust	Morgan Stanley[3]	0.400%	10/12/2016	1/24/2017	EUR	5,424,042	EUR	5,428,864	5,714,696
Global Bond Trust	Morgan Stanley[4]	0.400%	10/12/2016	1/24/2017	EUR	10,644,593	EUR	10,654,055	11,214,995
Global Bond Trust	The Bank of Nova Scotia[5]	0.810%	11/1/2016	1/3/2017	USD	7,364,500	USD	7,374,442	7,374,442
Global Bond Trust	The Bank of Nova Scotia[6]	0.820%	10/28/2016	1/27/2017	USD	1,555,125	USD	1,557,393	1,557,393
Global Bond Trust	The Bank of Nova Scotia[7]	0.820%	11/7/2016	1/9/2017	USD	1,559,250	USD	1,561,168	1,561,168

[1]	Reverse repurchase agreement with BNP Paribas SA dated 11/10/2016 at 0.570% to be repurchased at GBP 8,515,082 on 1/17/2017, collateralized by GBP 6,500,000 United Kingdom Gilts, 3.250% due 1/22/2044 (valued at GBP 8,400,080, including interest)
[2]	Reverse repurchase agreement with BNP Paribas SA dated 11/10/2016 at 0.570% to be repurchased at GBP 5,966,789 on 1/17/2017, collateralized by GBP 4,000,000 United Kingdom Gilts, 4.250% due 12/7/2040 (valued at GBP 5,866,780, including interest)
[3]	Reverse repurchase agreement with Morgan Stanley dated 10/12/2016 at 0.400% to be repurchased at EUR 5,430,310 on 1/24/2017, collateralized by EUR 3,300,000 France Government Bonds, 4.000% due 10/25/2038 (valued at EUR 4,938,344, including interest)
[4]	Reverse repurchase agreement with Morgan Stanley dated 10/12/2016 at 0.400% to be repurchased at EUR 10,656,894 on 1/24/2017, collateralized by EUR 6,000,000 France Government Bonds, 4.500% due 4/25/2041 (valued at EUR 9,694,770, including interest)
[5]	Reverse repurchase agreement with The Bank of Nova Scotia dated 11/1/2016 at 0.810% to be repurchased at USD 7,374,939 on 1/3/2017, collateralized by USD 5,836,220 U.S. Treasury Inflation Indexed Bonds, 2.500% due 1/15/2029 (valued at $7,038,131, including interest)
[6]	Reverse repurchase agreement with The Bank of Nova Scotia dated 10/28/2016 at 0.820% to be repurchased at USD 1,558,348 on 1/27/2017, collateralized by USD 1,234,189 U.S. Treasury Inflation Indexed Bonds, 2.500% due 1/15/2029 (valued at $1,488,358, including interest)
[7]	Reverse repurchase agreement with The Bank of Nova Scotia dated 11/7/2016 at 0.820% to be repurchased at USD 1,561,488 on 1/9/2017, collateralized by USD 1,234,981 U.S. Treasury Inflation Indexed Bonds, 2.500% due 1/15/2029 (valued at $1,489,313, including interest)

When-issued/delayed-delivery securities.  The portfolios may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting

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from these transactions are included in the Portfolio of Investments or in a schedule to the Portfolio of Investments (Sale Commitments Outstanding). At the time a portfolio enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the portfolio’s NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until settlement takes place. At the time that the portfolio enters into this type of transaction, the portfolio is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities purchased or increase in the value of securities sold prior to settlement date. As a result, the Core Bond Trust has deposited the following amount of cash collateral for certain counterparties to these transactions which is recorded as Cash at broker for sale commitments.

Portfolio	Counterparty	Collateral Paid
Core Bond Trust	Bank of America	$80,000
	JPMorgan Chase Bank	550,000

Sale-Buybacks.  Certain portfolios may enter into financing transactions referred to as sale-buybacks and are governed by the terms of the MRA. A sale-buyback transaction consists of a sale of a security by a portfolio to counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon repurchase values of the securities to be repurchased by the portfolio are reflected as a liability on the Statements of assets and liabilities. The portfolio will recognize income represented by the price differential between the prices received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of the foregone interest and inflationary income adjustments, if any, the portfolio would have otherwise received had the security not been sold along with negotiated financing terms. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of operations. Interest payments based upon negotiated financing terms made by the portfolio to counterparties are recorded as a component of interest expense on the Statements of operations. In periods of increased demand for the security, the portfolio may receive a fee for use of the security by the counterparty, which may result in income to the portfolio. The average borrowings by the portfolio and the weighted average interest rate for the year ended December 31, 2016 and the exposure to the counterparties at December 31, 2016 were as follows:

Portfolio	Average Borrowing	Weighted average interest rate
Global Bond Trust	$11,657,061	0.27%

Portfolio	Counterparty	Payable for funds borrowed	Market value of securities	Net exposure
Global Bond Trust	BNP Paribas	($18,337,560)	$18,345,502	$7,942
	Morgan Stanley and Company, Inc.	(9,281,020)	9,201,814	(79,206)
		($27,618,580)	$27,547,316	($71,264)

Term loans (Floating rate loans).  The portfolios may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, risks associated with extended settlement, and the risks of being a lender. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

A portfolio’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The portfolio’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the portfolio’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the portfolio and, if the portfolio’s exposure to such investments is substantial, could impair the portfolio’s ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the portfolio may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Security transactions and related investment income.  Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Foreign taxes are provided for based on the portfolios’ understanding of the tax rules and rates that exist in the foreign markets in which they invest. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Inflation-indexed bonds.  Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. Excess amounts are recorded as an adjustment to cost.

Payment-in-kind bonds.  The portfolios may invest in payment-in-kind bonds (PIK Bonds). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of PIK Bonds are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay cash interest periodically. The portfolios accrue income on these securities and this income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the portfolios may need to sell other investments to make distributions.

Securities lending.  The portfolios may lend their securities to earn additional income. They receive cash collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios will invest their collateral in JHCT, an affiliate of the portfolios, which has a floating NAV and is registered with the

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SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The portfolios will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the respective portfolio for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The portfolios may receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.

Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the value of common stocks and/or corporate bonds loaned by the portfolios and the corresponding cash collateral received at December 31, 2016:

Portfolio	Market Value of Securities on Loan	Cash Collateral Received
Active Bond Trust	$14,314,283	$14,620,474
Bond Trust	131,741,602	134,532,199
Core Bond Trust	58,934,647	60,160,630
High Yield Trust	5,371,036	5,504,732
Investment Quality Bond Trust	1,400,802	1,436,650
New Income Trust	652,314	667,800
Short Term Government Income Trust	2,950,563	3,011,250
Total Bond Market Trust B	16,927,599	17,286,535

Foreign currency translation.  Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes.  The portfolios may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the portfolios invest. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Stripped securities.  Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, a portfolio may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that a portfolio may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Line of credit.  The portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund, the portfolios can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations. Prior to June 30, 2016, the portfolios had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. For the year ended December 31, 2016, the portfolios had no borrowings under either line of credit.

Commitment fees for the year ended December 31, 2016 were as follows:

Portfolio	Amount
Active Bond Trust	$3,681
Bond Trust	20,713
Core Bond Trust	5,098
Global Bond Trust	3,363
High Yield Trust	2,584
Investment Quality Bond Trust	2,697
Money Market Trust	$6,882
New Income Trust	4,997
Short Term Government Income Trust	2,761
Strategic Income Opportunities Trust	3,350
Total Bond Market Trust B	3,315
Ultra Short Term Bond Trust	2,712

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Expenses.  Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

During the year ended December 31, 2016, certain of the portfolios received reimbursements from State Street Bank for overbilling of custody out-of-pocket fees from prior years. As a result of these reimbursements, some portfolios reflect negative custodian fees in the current reporting period. Custodian fees incurred by the portfolios for the year ended December 31, 2016 prior to these reimbursements were as follows:

Portfolio	Amount
Active Bond Trust	$135,100
Bond Trust	1,225,960
Core Bond Trust	156,986
Global Bond Trust	187,419
High Yield Trust	35,834
Investment Quality Bond Trust	44,360
Money Market Trust	$298,673
New Income Trust	207,820
Short Term Government Income Trust	40,978
Strategic Income Opportunities Trust	131,606
Total Bond Market B Trust	67,821
Ultra Short Term Bond Trust	37,751

Class allocations.  Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes.  Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of December 31, 2016, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. Availability of a certain amount of capital loss carryforwards, which were acquired in mergers, may be limited in a given year. The following table details the capital loss carryforwards available as of December 31, 2016:

			No Expiration Date
Portfolio	2017	2018	Short Term	Long Term
Active Bond Trust	—	—	—	$8,722,279
Bond Trust	$3,252,860	—	$85,741,977	86,376,983
Global Bond Trust	15,094,818	—	11,359,691	2,163,227
High Yield Trust	255,192,811	—	5,872,582	51,404,872
New Income Trust	—	—	—	3,315,948
Short Term Government Income Trust	49,933,390	—	3,178,745	12,875,218
Strategic Income Opportunities Trust	29,809,523	—	—	—
Total Bond Market Trust B	886,914	—	763,005	874,126
Ultra Short Term Bond Trust	—	$59,426	6,055,366	9,277,820

As of December 31, 2016, High Yield Trust had a capital loss carryforward of $88,168,936 that expired unused.

As of December 31, 2016, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2016, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Active Bond Trust	$780,761,856	$17,364,688	($13,134,910)	$4,229,778
Bond Trust	9,265,659,042	73,097,067	(151,610,568)	(78,513,501)
Core Bond Trust	1,489,223,527	4,027,861	(27,915,620)	(23,887,759)
Global Bond Trust	705,926,583	5,732,925	(36,099,252)	(30,366,327)
High Yield Trust	265,042,095	9,923,936	(23,355,103)	(13,431,167)
Investment Quality Bond Trust	365,474,985	2,727,685	(6,339,821)	(3,612,136)
Money Market Trust	2,332,286,469	—	—	—
New Income Trust	1,380,315,071	16,955,754	(21,784,590)	(4,828,836)
Short Term Government Income Trust	329,626,125	628,459	(6,708,545)	(6,080,086)
Strategic Income Opportunities Trust	595,221,783	15,306,535	(25,809,418)	(10,502,883)
Total Bond Market Trust B	642,287,734	12,782,507	(7,347,129)	5,435,378
Ultra Short Term Bond Trust	286,511,344	88,705	(2,053,712)	(1,965,007)

Distribution of income and gains.  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, at least annually with the exception of Money Market Trust. Money Market Trust will declare and pay dividends daily from net investment income, if any. Capital gain distributions, if any, are typically distributed annually.

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The tax character of distributions for the year ended December 31, 2016 was as follows:

	2016 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Active Bond Trust	$27,534,905	—	$27,534,905
Bond Trust	265,937,643	—	265,937,643
Core Bond Trust	25,552,029	$694,022	26,246,051
High Yield Trust	16,657,368	—	16,657,368
Investment Quality Bond Trust	7,061,834	1,299,657	8,361,491
Money Market Trust	1,658,483	—	1,658,483
New Income Trust	40,477,609	6,013,688	46,491,297
Short Term Government Income Trust	5,425,699	—	5,425,699
Strategic Income Opportunities Trust	14,395,570	—	14,395,570
Total Bond Market Trust B	15,662,503	—	15,662,503
Ultra Short Term Bond Trust	4,303,899	—	4,303,899

The tax character of distributions for the year ended December 31, 2015 was as follows:

	2015 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Active Bond Trust	$39,923,007	—	$39,923,007
Bond Trust	283,805,056	—	283,805,056
Core Bond Trust	26,238,574	—	26,238,574
Global Bond Trust	17,408,122	—	17,408,122
High Yield Trust	19,018,717	—	19,018,717
Investment Quality Bond Trust	11,865,469	$6,256,116	18,121,585
Money Market Trust	2,261	—	2,261
New Income Trust	47,933,416	3,627,531	51,560,947
Short Term Government Income Trust	6,125,662	—	6,125,662
Strategic Income Opportunities Trust	13,799,869	—	13,799,869
Total Bond Market Trust B	14,277,211	—	14,277,211
Ultra Short Term Bond Trust	3,163,754	—	3,163,754

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Capital Loss Carryforward
Active Bond Trust	$6,680,329	$8,722,279
Bond Trust	66,309,230	175,371,820
Core Bond Trust	22,722,817	—
Global Bond Trust	11,217,486	28,617,736
High Yield Trust	3,186,504	312,470,265
Investment Quality Bond Trust	3,466,788	—
Money Market Trust	23,060	—
New Income Trust	10,724,510	3,315,948
Short Term Government Income Trust	1,288,238	65,987,353
Strategic Income Opportunities Trust	6,403,502	29,809,523
Total Bond Market Trust B	3,613,689	2,524,045
Ultra Short Term Bond Trust	790,506	15,392,612

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios’ financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, defaulted bonds, derivative transactions, expiration of capital loss carryforwards, merger related transactions, straddle loss deferrals, amortization and accretion on debt securities, wash sale loss deferrals and contingent payment debt instruments.

3.  DERIVATIVE INSTRUMENTS Certain portfolios may invest in derivatives in order to meet their investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The portfolios attempt to reduce exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual

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default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, a portfolio may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to a portfolio is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the portfolio and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by a portfolio for OTC transactions is held in a segregated account at the portfolio’s custodian and is noted in the accompanying Portfolio of Investments, or if cash is posted, on the Statements of assets and liabilities. A portfolio’s maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between the portfolio and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statements of assets and liabilities as Cash held at broker for futures contracts and receivable/payable for centrally-cleared swaps, respectively. Securities pledged by a portfolio for exchange-traded and cleared transactions, if any, are identified in the Portfolio of Investments.

Futures.  A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects a portfolio to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects a portfolio to unlimited risk of loss.

Upon entering into a futures contract, a portfolio is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statements of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the portfolio. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following tables summarize the contracts held at December 31, 2016, and the range of futures contracts notional amounts held by the portfolios during the year ended December 31, 2016. In addition, the tables detail how the portfolios used futures contracts during the year ended December 31, 2016.

Global Bond Trust

The portfolio used futures contracts to gain exposure to foreign bond markets, gain exposure to treasuries market, maintain diversity of the portfolio, manage against anticipated interest rate changes and manage duration of the portfolio. The portfolio held futures contracts with total notional values ranging from approximately $363.0 million to $629.6 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)
Global Bond Trust	3-Year Australian Treasury Bond Futures	14	Long	Mar 2017	$1,127,887	$1,126,164	($1,723)
	5-Year U.S. Treasury Note Futures	1,351	Long	Mar 2017	159,582,516	158,964,149	(618,367)
	10-Year Australian Treasury Bond Futures	46	Long	Mar 2017	4,219,201	4,240,529	21,328
	10-Year Canada Government Bond Futures	76	Long	Mar 2017	7,863,888	7,784,814	(79,074)
	10-Year Japanese Government Bond Futures	21	Long	Mar 2017	26,986,972	26,994,995	8,023
	10-Year U.S. Treasury Note Futures	1,157	Long	Mar 2017	144,233,832	143,793,406	(440,426)
	Euro SCHATZ Futures	224	Long	Mar 2017	26,440,360	26,477,274	36,914
	Euro-BTP Italian Government Bond Futures	65	Long	Mar 2017	9,083,224	9,258,218	174,994
	Euro-Buxl Futures	27	Long	Mar 2017	4,891,101	4,931,709	40,608
	Euro-OAT Futures	6	Long	Mar 2017	949,222	958,880	9,658
	German Euro BOBL Futures	47	Long	Mar 2017	6,579,171	6,611,287	32,116
	U.K. Long Gilt Bond Futures	94	Long	Mar 2017	14,333,535	14,576,849	243,314
	Ultra U.S. Treasury Bond Futures	258	Long	Mar 2017	41,688,456	41,344,500	(343,956)
	2-Year U.S. Treasury Note Futures	572	Short	Mar 2017	(124,036,701)	(123,945,250)	91,451
	German Euro BUND Futures	40	Short	Mar 2017	(6,809,727)	(6,911,703)	(101,976)
	U.S. Treasury Long Bond Futures	14	Short	Mar 2017	(2,109,305)	(2,109,188)	117
							($926,999)

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High Yield Trust

The portfolio used futures contracts to manage against anticipated interest rate changes. The portfolio held futures contracts with total notional values ranging from approximately $31.2 million to $61.2 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)
High Yield Trust	2-Year U.S. Treasury Note Futures	138	Long	Mar 2017	$29,931,355	$29,902,875	($28,480)
	5-Year U.S. Treasury Note Futures	86	Long	Mar 2017	10,148,912	10,119,109	(29,803)
	Ultra U.S. Treasury Bond Futures	8	Long	Mar 2017	1,293,400	1,282,000	(11,400)
	U.S. Treasury Long Bond Futures	3	Short	Mar 2017	(454,373)	(451,969)	2,404
							($67,279)

Investment Quality Bond Trust

The portfolio used futures contracts to gain exposure to foreign bond markets, gain exposure to treasuries market, manage against anticipated interest rate changes, manage duration of the portfolio, and substitute for securities purchased. The portfolio held futures contracts with total notional values ranging from approximately $99.9 million to $124.5 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)
Investment Quality Bond Trust	2-Year U.S. Treasury Note Futures	63	Long	Mar 2017	$13,637,132	$13,651,312	$14,180
	5-Year U.S. Treasury Note Futures	375	Long	Mar 2017	44,186,312	44,124,024	(62,288)
	10-Year Australian Treasury Bond Futures	32	Long	Mar 2017	2,936,670	2,949,934	13,264
	Ultra U.S. Treasury Bond Futures	18	Long	Mar 2017	2,906,290	2,884,500	(21,790)
	U.S. Treasury Long Bond Futures	36	Long	Mar 2017	5,478,038	5,423,624	(54,414)
	10-Year U.S. Treasury Note Futures	248	Short	Mar 2017	(30,972,728)	(30,821,750)	150,978
							$39,930

New Income Trust

The portfolio used futures contracts to gain exposure to treasuries market, maintain diversity of the portfolio, manage against anticipated interest rate changes, manage duration of the portfolio, and substitute for securities purchased. The portfolio held futures contracts with total notional values ranging from approximately $80.5 million to $299.8 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)
New Income Trust	2-Year U.S. Treasury Note Futures	623	Long	Mar 2017	$135,124,938	$134,996,312	($128,626)
	5-Year U.S. Treasury Note Futures	659	Long	Mar 2017	77,833,217	77,540,618	(292,599)
	U.S. Treasury Long Bond Futures	56	Long	Mar 2017	8,481,028	8,436,750	(44,278)
	10-Year U.S. Treasury Note Futures	320	Short	Mar 2017	(39,856,985)	(39,770,000)	86,985
	U.K. Long Gilt Bond Futures	24	Short	Mar 2017	(3,658,727)	(3,721,749)	(63,022)
	Ultra U.S. Treasury Bond Futures	20	Short	Mar 2017	(3,163,366)	(3,205,000)	(41,634)
	Ultra 10-Year U.S. Treasury Note Futures	240	Short	Mar 2017	(32,215,989)	(32,175,000)	40,989
							($442,185)

Strategic Income Opportunities Trust

The portfolio used futures contracts to manage duration of the portfolio. The portfolio held futures contracts with total notional values ranging up to approximately $123.2 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)
Strategic Income Opportunities Trust	5-Year U.S. Treasury Note Futures	249	Short	Mar 2017	($29,340,883)	($29,298,352)	$42,531
	10-Year U.S. Treasury Note Futures	625	Short	Mar 2017	(77,721,528)	(77,675,781)	45,747
	U.S. Treasury Long Bond Futures	108	Short	Mar 2017	(16,125,151)	(16,270,875)	(145,724)
							($57,446)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the portfolio thereby reducing the portfolio’s total return, and the potential for losses in excess of the amounts recognized on the Statements of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the portfolio as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

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The following tables summarize the contracts held at December 31, 2016, and the range of notional contracts amounts held by the portfolios during the year ended December 31, 2016. In addition, the tables detail how the portfolios used forward foreign currency contracts during the year ended December 31, 2016.

Global Bond Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies, to maintain diversity of the portfolio, and as a substitute for securities purchased. The portfolio held forward foreign currency contracts with USD notional values ranging from approximately $603.9 million to $787.3 million, as measured at each quarter end.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Bond Trust
	AUD	941,000	USD	704,059	Citibank N.A.	2/14/2017	—	($25,673)	($25,673)
	AUD	7,617,000	USD	5,614,982	JPMorgan Chase Bank N.A.	2/14/2017	—	(123,734)	(123,734)
	BRL	2,555,707	USD	761,000	Bank of America, N.A.	1/4/2017	$24,236	—	24,236
	BRL	3,218,578	USD	987,567	BNP Paribas SA	1/4/2017	1,335	—	1,335
	BRL	7,098,004	USD	2,177,903	Deutsche Bank AG London	1/4/2017	2,944	—	2,944
	BRL	6,632,461	USD	1,962,000	JPMorgan Chase Bank	1/4/2017	75,810	—	75,810
	BRL	1,128,413	USD	338,000	Morgan Stanley Bank, N.A.	1/4/2017	8,703	—	8,703
	BRL	3,218,578	USD	958,252	BNP Paribas SA	2/2/2017	22,557	—	22,557
	BRL	7,098,004	USD	2,099,349	Deutsche Bank AG London	2/2/2017	63,652	—	63,652
	CNY	5,190,086	USD	786,615	HSBC Bank USA	1/6/2017	—	(39,850)	(39,850)
	CNY	13,522,700	USD	2,040,392	Bank of America, N.A.	1/13/2017	—	(95,277)	(95,277)
	CNY	13,580,872	USD	2,050,872	HSBC Bank USA	1/13/2017	—	(97,388)	(97,388)
	DKK	9,050,000	USD	1,363,486	Goldman Sachs Bank USA	1/3/2017	—	(82,070)	(82,070)
	DKK	20,431,000	USD	2,973,890	UBS AG	4/3/2017	—	(66,433)	(66,433)
	DKK	20,239,000	USD	2,974,659	UBS AG	10/2/2017	—	(64,461)	(64,461)
	EUR	165,000	USD	176,152	BNP Paribas SA	2/14/2017	—	(2,114)	(2,114)
	EUR	16,251,000	USD	17,549,349	Citibank N.A.	2/14/2017	—	(408,188)	(408,188)
	EUR	102,916,769	USD	112,802,439	Goldman Sachs Bank USA	2/14/2017	—	(4,248,324)	(4,248,324)
	EUR	2,563,000	USD	2,721,355	Royal Bank of Canada	2/14/2017	—	(17,965)	(17,965)
	EUR	3,298,000	USD	3,623,009	Standard Chartered Bank	2/14/2017	—	(144,359)	(144,359)
	GBP	8,275,000	USD	10,325,280	BNP Paribas SA	2/14/2017	—	(116,510)	(116,510)
	GBP	2,013,000	USD	2,543,376	Citibank N.A.	2/14/2017	—	(59,961)	(59,961)
	GBP	478,000	USD	595,904	Morgan Stanley Bank, N.A.	2/14/2017	—	(6,201)	(6,201)
	GBP	1,599,000	USD	1,981,383	Royal Bank of Canada	2/14/2017	—	(8,716)	(8,716)
	IDR	1,921,257,000	USD	145,176	JPMorgan Chase Bank	1/17/2017	—	(2,820)	(2,820)
	IDR	1,921,257,000	USD	140,720	UBS AG	3/17/2017	378	—	378
	INR	93,925,960	USD	1,388,000	BNP Paribas SA	1/17/2017	—	(5,751)	(5,751)
	INR	180,776,870	USD	2,672,830	Goldman Sachs Bank USA	1/17/2017	—	(12,451)	(12,451)
	INR	98,774,300	USD	1,459,000	UBS AG	1/17/2017	—	(5,401)	(5,401)
	INR	192,233,730	USD	2,793,283	UBS AG	4/20/2017	4,065	—	4,065
	JPY	8,146,100,000	USD	76,900,275	BNP Paribas SA	2/14/2017	—	(7,053,510)	(7,053,510)
	JPY	73,800,000	USD	635,017	Royal Bank of Canada	2/14/2017	—	(2,237)	(2,237)
	KRW	2,667,387,183	USD	2,353,127	UBS AG	1/17/2017	—	(144,659)	(144,659)
	KRW	105,565,283	USD	88,560	UBS AG	3/21/2017	—	(1,148)	(1,148)
	MXN	2,394,000	USD	125,191	Citibank N.A.	2/13/2017	—	(10,337)	(10,337)
	MXN	34,637,610	USD	1,805,500	Deutsche Bank AG London	2/13/2017	—	(143,744)	(143,744)
	MXN	50,795,000	USD	2,490,821	HSBC Bank USA	2/13/2017	—	(53,906)	(53,906)
	NZD	1,503,000	USD	1,078,779	JPMorgan Chase Bank N.A.	1/6/2017	—	(34,684)	(34,684)
	SEK	17,495,000	USD	1,944,049	Credit Suisse International	2/14/2017	—	(18,970)	(18,970)
	SGD	17,093,217	USD	11,800,633	Goldman Sachs Bank USA	1/17/2017	1,611	—	1,611
	SGD	4,763,000	USD	3,363,582	JPMorgan Chase Bank N.A.	1/17/2017	—	(74,904)	(74,904)
	USD	4,202,507	AUD	5,453,000	Citibank N.A.	2/14/2017	271,330	—	271,330
	USD	784,176	BRL	2,555,707	Bank of America, N.A.	1/4/2017	—	(1,060)	(1,060)
	USD	966,830	BRL	3,218,578	BNP Paribas SA	1/4/2017	—	(22,071)	(22,071)
	USD	2,118,175	BRL	7,098,004	Deutsche Bank AG London	1/4/2017	—	(62,673)	(62,673)
	USD	2,035,059	BRL	6,632,461	JPMorgan Chase Bank	1/4/2017	—	(2,751)	(2,751)
	USD	346,235	BRL	1,128,413	Morgan Stanley Bank, N.A.	1/4/2017	—	(468)	(468)
	USD	3,499,679	BRL	13,100,000	JPMorgan Chase Bank	7/5/2017	—	(338,249)	(338,249)
	USD	10,461,626	BRL	36,600,000	Morgan Stanley Bank, N.A.	7/5/2017	—	(261,135)	(261,135)
	USD	200,000	CAD	268,214	Bank of America, N.A.	1/4/2017	233	—	233
	USD	1,217,331	CAD	1,597,000	Goldman Sachs Bank USA	1/6/2017	27,842	—	27,842
	USD	6,543,365	CAD	8,827,000	Standard Chartered Bank	1/6/2017	—	(31,219)	(31,219)
	USD	754,977	CNY	5,190,086	Standard Chartered Bank London	1/6/2017	8,212	—	8,212
	USD	1,133,000	CNY	7,821,666	Bank of America, N.A.	1/13/2017	7,926	—	7,926
	USD	2,786,000	CNY	19,281,906	BNP Paribas SA	1/13/2017	12,476	—	12,476
	USD	15,305,296	CNY	104,184,683	Barclays Capital	2/15/2017	338,901	—	338,901
	USD	7,240,298	DKK	47,900,000	Bank of America, N.A.	1/3/2017	457,997	—	457,997
	USD	804,683	DKK	5,385,000	BNP Paribas SA	1/3/2017	42,205	—	42,205
	USD	3,808,767	DKK	26,545,000	Goldman Sachs Bank USA	1/3/2017	50,183	—	50,183
	USD	3,321,487	DKK	22,910,000	JPMorgan Chase Bank N.A.	1/3/2017	77,593	—	77,593
	USD	6,810,716	DKK	44,869,000	Bank of America, N.A.	4/3/2017	425,583	—	425,583

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Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Bond Trust (continued)
	USD	1,943,578	DKK	12,920,000	HSBC Bank USA	4/3/2017	$104,983	—	$104,983
	USD	4,651,969	DKK	30,630,000	Morgan Stanley Bank, N.A.	4/3/2017	293,132	—	293,132
	USD	3,950,431	DKK	26,140,000	Bank of America, N.A.	7/3/2017	211,789	—	211,789
	USD	1,622,714	DKK	10,550,000	BNP Paribas SA	7/3/2017	113,813	—	113,813
	USD	10,169,823	DKK	67,020,000	JPMorgan Chase Bank N.A.	7/3/2017	584,367	—	584,367
	USD	1,625,827	DKK	10,740,000	Morgan Stanley Bank, N.A.	7/3/2017	89,752	—	89,752
	USD	12,283,920	DKK	80,214,000	HSBC Bank USA	10/2/2017	749,825	—	749,825
	USD	2,302,241	EUR	2,200,000	Goldman Sachs Bank USA	1/13/2017	—	($15,001)	(15,001)
	USD	1,763,937	EUR	1,694,000	Bank of America, N.A.	2/14/2017	—	(22,853)	(22,853)
	USD	2,511,971	EUR	2,397,000	Citibank N.A.	2/14/2017	—	(16,327)	(16,327)
	USD	1,058,087	EUR	992,000	Goldman Sachs Bank USA	2/14/2017	11,750	—	11,750
	USD	772,308	EUR	723,000	JPMorgan Chase Bank N.A.	2/14/2017	9,705	—	9,705
	USD	2,200,287	GBP	1,764,000	Citibank N.A.	2/14/2017	24,061	—	24,061
	USD	142,052	IDR	1,921,257,000	UBS AG	1/17/2017	—	(304)	(304)
	USD	338,000	INR	22,848,800	BNP Paribas SA	1/17/2017	1,749	—	1,749
	USD	2,340,000	INR	158,394,600	HSBC Bank USA	1/17/2017	9,006	—	9,006
	USD	2,823,645	INR	192,233,730	UBS AG	1/17/2017	—	(5,338)	(5,338)
	USD	25,024,248	JPY	2,580,000,000	Goldman Sachs Bank USA	1/19/2017	2,928,617	—	2,928,617
	USD	12,466,189	JPY	1,290,000,000	Royal Bank of Canada	1/19/2017	1,418,373	—	1,418,373
	USD	12,391,874	JPY	1,280,000,000	JPMorgan Chase Bank N.A.	1/30/2017	1,423,982	—	1,423,982
	USD	12,278,177	JPY	1,280,000,000	Citibank N.A.	2/6/2017	1,306,644	—	1,306,644
	USD	6,435,962	JPY	650,000,000	HSBC Bank USA	2/10/2017	863,587	—	863,587
	USD	3,691,685	JPY	420,200,000	Goldman Sachs Bank USA	2/14/2017	88,782	—	88,782
	USD	11,594,832	JPY	1,260,000,000	Goldman Sachs Bank USA	2/27/2017	785,636	—	785,636
	USD	5,383,194	JPY	600,000,000	Citibank N.A.	3/6/2017	234,513	—	234,513
	USD	3,050,148	JPY	340,000,000	JPMorgan Chase Bank N.A.	3/6/2017	132,562	—	132,562
	USD	26,280,044	JPY	2,980,000,000	Citibank N.A.	3/13/2017	698,011	—	698,011
	USD	13,997,323	JPY	1,590,000,000	JPMorgan Chase Bank N.A.	3/13/2017	347,849	—	347,849
	USD	15,193,004	JPY	1,720,000,000	JPMorgan Chase Bank N.A.	3/21/2017	420,766	—	420,766
	USD	1,000	KRW	1,137,900	Standard Chartered Bank London	1/17/2017	58	—	58
	USD	2,338,510	KRW	2,666,249,283	UBS AG	1/17/2017	130,985	—	130,985
	USD	504,969	NOK	4,240,000	Goldman Sachs Bank USA	2/14/2017	13,802	—	13,802
	USD	6,335,490	NZD	8,950,000	Bank of America, N.A.	1/6/2017	118,154	—	118,154
	USD	4,055,754	SGD	5,668,931	Citibank N.A.	1/17/2017	141,564	—	141,564
	USD	10,698,133	SGD	14,975,286	HSBC Bank USA	1/17/2017	358,243	—	358,243
	USD	856,228	SGD	1,212,000	Standard Chartered Bank	1/17/2017	19,387	—	19,387
	USD	11,797,375	SGD	17,093,217	Goldman Sachs Bank USA	3/17/2017	—	(1,735)	(1,735)
	USD	3,037,302	TWD	95,872,450	UBS AG	3/21/2017	52,403	—	52,403
							$15,613,622	($13,952,930)	$1,660,692

High Yield Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The portfolio held forward foreign currency contracts with USD notional values ranging from approximately $2.0 million to $5.4 million, as measured at each quarter end.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
High Yield Trust
	CAD	2,322,428	USD	1,737,512	Citibank N.A.	1/20/2017	—	($7,401)	($7,401)
	EUR	351,543	USD	390,988	Citibank N.A.	1/20/2017	—	(20,598)	(20,598)
							—	($27,999)	($27,999)

Investment Quality Bond Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies, and as a substitute for securities purchased. The portfolio held forward foreign currency contracts with USD notional values ranging from approximately $10.2 million to $17.9 million, as measured at each quarter end.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investment Quality Bond Trust
	EUR	130,000	USD	148,968	Bank of America, N.A.	3/15/2017	—	($11,646)	($11,646)
	EUR	75,000	USD	83,250	Citibank N.A.	3/15/2017	—	(4,026)	(4,026)
	EUR	160,000	USD	183,459	UBS AG	3/15/2017	—	(14,448)	(14,448)
	TRY	624,000	USD	178,688	Barclays Bank PLC Wholesale	3/15/2017	—	(4,463)	(4,463)
	TRY	624,000	USD	175,035	Goldman Sachs International	3/15/2017	—	(810)	(810)
	USD	199,441	BRL	678,000	Goldman Sachs International	3/15/2017	—	(4,879)	(4,879)
	USD	1,077,667	BRL	3,720,000	State Street Bank and Trust Company	3/15/2017	—	(43,380)	(43,380)

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Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investment Quality Bond Trust (continued)
	USD	294,112	COP	895,100,000	State Street Bank and Trust Company	3/15/2017	—	($443)	($443)
	USD	1,970,287	EUR	1,885,000	Barclays Bank PLC	1/31/2017	—	(16,721)	(16,721)
	USD	58,120	EUR	55,000	National Australia Bank Limited	1/31/2017	$144	—	144
	USD	392,401	EUR	365,000	Bank of America, N.A.	3/15/2017	6,845	—	6,845
	USD	331,260	EUR	310,000	Morgan Stanley and Company International PLC	3/15/2017	3,802	—	3,802
	USD	251,532	GBP	203,000	Bank of America, N.A.	1/31/2017	1,171	—	1,171
	USD	2,028,496	JPY	210,000,000	Citibank N.A.	1/11/2017	230,767	—	230,767
	USD	371,919	MXN	7,462,000	JPMorgan Chase Bank N.A.	3/15/2017	15,287	—	15,287
	USD	838,857	RON	3,360,000	Citibank N.A.	6/26/2017	56,664	—	56,664
	USD	155,513	RON	610,000	BNP Paribas SA	8/28/2017	13,401	—	13,401
	USD	259,061	RON	1,015,000	JPMorgan Chase Bank	8/28/2017	22,595	—	22,595
	USD	399,438	RUB	26,299,000	Barclays Bank PLC	3/15/2017	—	(23,515)	(23,515)
	USD	461,359	THB	16,429,000	JPMorgan Chase Bank	3/15/2017	2,731	—	2,731
	USD	75,081	TRY	245,000	Barclays Bank PLC	3/15/2017	6,675	—	6,675
	USD	77,046	TRY	251,000	BNP Paribas SA	3/15/2017	6,965	—	6,965
	USD	153,406	TRY	503,000	HSBC Bank USA	3/15/2017	12,964	—	12,964
	USD	74,673	TRY	249,000	JPMorgan Chase Bank	3/15/2017	5,150	—	5,150
							$385,161	($124,331)	$260,830

New Income Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and manage currency exposure. The portfolio held forward foreign currency contracts with USD notional values ranging from approximately $11.5 million to $23.5 million, as measured at each quarter end.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
New Income Trust
	MXN	7,860,000	USD	378,403	Canadian Imperial Bank of Commerce	1/20/2017	—	($105)	($105)
	MXN	7,980,000	USD	390,430	Royal Bank of Canada	1/20/2017	—	(6,356)	(6,356)
	USD	3,441,606	JPY	390,000,000	Standard Chartered Bank	3/13/2017	$93,621	—	93,621
	USD	8,442,003	MXN	158,740,000	Royal Bank of Canada	1/20/2017	801,915	—	801,915
							$895,536	($6,461)	$889,075

Strategic Income Opportunities Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, and enhance potential gain/income. The portfolio held forward foreign currency contracts with USD notional values ranging from approximately $179.7 million to $868.9 million, as measured at each quarter end.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Strategic Income Opportunities Trust
	AUD	32,250,000	CAD	31,295,419	U.S. Bank	3/15/2017	—	($95,044)	($95,044)
	AUD	1,192,139	USD	868,030	U.S. Bank	3/15/2017	—	(9,191)	(9,191)
	CAD	15,029,818	AUD	15,485,000	Royal Bank of Canada	3/15/2017	$47,995	—	47,995
	CAD	15,923,482	AUD	16,240,000	U.S. Bank	3/15/2017	170,243	—	170,243
	CAD	28,341,190	EUR	20,210,000	Royal Bank of Canada	3/15/2017	—	(221,810)	(221,810)
	CAD	96,245,920	USD	73,470,168	Royal Bank of Canada	3/15/2017	—	(1,725,632)	(1,725,632)
	CAD	21,243,369	USD	16,180,000	Toronto Dominion Bank	3/15/2017	—	(344,569)	(344,569)
	JPY	1,353,689,362	USD	11,723,105	Goldman Sachs Bank USA	3/15/2017	—	(100,925)	(100,925)
	MXN	23,300,000	USD	1,127,839	State Street Bank and Trust Company	3/15/2017	—	(14,262)	(14,262)
	NOK	17,654,840	USD	2,037,087	State Street Bank and Trust Company	3/15/2017	8,341	—	8,341
	NZD	1,253,931	USD	864,110	Australia and New Zealand Banking Group	3/15/2017	5,191	—	5,191
	NZD	665,916	USD	462,011	State Street Bank and Trust Company	3/15/2017	—	(357)	(357)
	SEK	8,208,908	USD	880,775	Goldman Sachs Bank USA	3/15/2017	23,965	—	23,965
	SGD	2,667,816	USD	1,847,627	HSBC Bank USA	3/15/2017	—	(6,073)	(6,073)
	USD	65,510,980	AUD	87,412,075	Australia and New Zealand Banking Group	3/15/2017	2,537,746	—	2,537,746
	USD	1,514,264	DKK	10,519,327	Citibank N.A.	3/15/2017	19,135	—	19,135
	USD	4,108,446	EUR	3,844,102	JPMorgan Chase Bank N.A.	3/15/2017	47,855	—	47,855
	USD	8,431,395	EUR	8,040,000	State Street Bank and Trust Company	3/15/2017	—	(61,394)	(61,394)
	USD	33,304,776	EUR	31,800,000	Toronto Dominion Bank	3/15/2017	—	(286,103)	(286,103)
	USD	2,784,934	GBP	2,187,943	HSBC Bank USA	3/15/2017	83,848	—	83,848
	USD	12,085,000	JPY	1,411,923,688	Goldman Sachs Bank USA	3/15/2017	—	(37,154)	(37,154)
	USD	12,133,799	MXN	247,729,715	State Street Bank and Trust Company	3/15/2017	294,061	—	294,061
	USD	9,741,460	NOK	82,440,024	UBS AG	3/15/2017	190,248	—	190,248
	USD	33,463,560	NZD	46,443,431	State Street Bank and Trust Company	3/15/2017	1,266,140	—	1,266,140
	USD	7,075,651	SEK	64,360,476	Citibank N.A.	3/15/2017	—	(17,798)	(17,798)
	USD	35,033,735	SGD	49,843,722	Standard Chartered Bank	3/15/2017	627,352	—	627,352
							$5,322,120	($2,920,312)	$2,401,808

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Currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish New Lira
TWD	Taiwan New Dollar
USD	United States Dollar

Options.  There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase a portfolio’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease a portfolio’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statements of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When a portfolio purchases an option, the premium paid by the portfolio is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the portfolio realizes a loss equal to the cost of the option. If the portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the portfolio enters into a closing sale transaction, the portfolio realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When a portfolio writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the portfolio.

The following table summarizes the range of market values of purchased options held by the portfolios during the year ended December 31, 2016. In addition, the tables detail how the portfolios used purchased options during year ended December 31, 2016.

Portfolio	Market Value Range	Reason for purchasing options
Global Bond Trust	$95,963 to $1.5 million	To manage duration of the portfolio, manage against anticipated interest rate changes and maintain diversity of the portfolio.
Investment Quality Bond Trust	Up to $19,942	To manage against anticipated currency exchange rates, gain exposure to foreign currency and as a substitute for securities purchased.
New Income Trust	Up to $97,500	To manage the duration of the portfolio.
Strategic Income Opportunities Trust	$1.1 million to $2.5 million	To manage against anticipated currency exchange rates.

The following tables summarize the portfolios’ written options activities during the year ended December 31, 2016. In addition, the tables detail how the portfolios used written options during year ended December 31, 2016.

	AUD Notional Amount	CHF Notional Amount	EUR Notional Amount	GBP Notional Amount	JPY Notional Amount	USD Notional Amount	Premiums Received
Global Bond Trust
Outstanding, beginning of period	—	—	19,000,000	34,400,000	—	40,190,000	$775,585
Options written	20,780,000	12,676,000	86,180,257	29,588,098	1,040,000,000	194,174,150	3,490,996
Option closed	(3,590,000)	(6,200,000)	(46,200,257)	(8,300,098)	—	(80,486,000)	(1,229,367)
Options exercised	—	(6,476,000)	(2,900,000)	(15,800,000)	—	(37,600,072)	(589,863)
Options expired	(17,190,000)	—	(53,766,000)	(28,567,000)	—	(51,578,078)	(1,118,815)
Outstanding, end of period	—	—	2,314,000	11,321,000	1,040,000,000	64,700,000	$1,328,536

	Notional Amount	Premiums Received
Investment Quality Bond Trust
Outstanding, beginning of period	—	—
Options written	11,846,000	$70,803
Option closed	(959,000)	(26,593)
Options exercised	(3,628,000)	(18,986)
Options expired	(7,259,000)	(25,224)
Outstanding, end of period	—	—

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	Contract	Premiums Received
New Income Trust
Outstanding, beginning of period	—	—
Options written	82	$52,362
Option closed	(82)	(52,362)
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	—	—

Foreign Currency Options (OTC)

Global Bond Trust

The portfolio used written options to manage against anticipated currency exchange rate changes and gain exposure to foreign currencies.

Portfolio	Description	Counterparty	Exercise Rate	Expiration Date		Notional Amount	Premium	Value
Global Bond Trust	CALLS
	British Pound versus U.S. Dollar	Bank of America N.A.	1.30	Jan 2017	GBP	9,600,000	$77,331	($5,348)
	British Pound versus U.S. Dollar	Citibank N.A.	1.30	Jan 2017	GBP	1,721,000	16,173	(795)
	Euro versus Australian Dollar	Citibank N.A.	1.53	Jan 2017	EUR	1,157,000	9,160	(57)
	U.S. Dollar versus Brazilian Real	Credit Suisse International	6.30	Jan 2018	USD	1,300,000	69,225	(3,085)
							$171,889	($9,285)
	PUTS
	Euro versus Australian Dollar	Citibank N.A.	1.42	Jan 2017	EUR	1,157,000	$9,075	($315)
	U.S. Dollar versus Chinese Yuan	JPMorgan Chase Bank N.A.	6.60	Sep 2017	USD	3,600,000	32,940	(5,288)
	U.S. Dollar versus Korean Won	UBS AG	1,145.00	Jan 2017	USD	2,200,000	49,258	(326)
	U.S. Dollar versus Korean Won	Nomura Global Financial Products, Inc.	1,145.00	Jan 2017	USD	1,500,000	38,176	(605)
							$129,449	($6,534)

Interest Rate Swaptions (OTC)

An interest rate swaption is an option to enter into an interest rate swap.

Global Bond Trust

The portfolio used interest rate swaptions to manage duration of the portfolio, manage against anticipated interest rate changes and maintain diversity of the portfolio.

Portfolio	Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premium	Value
Global Bond Trust	PUTS
	2-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	6-Month JPY LIBOR	Receive	0.00%	Mar 2017	JPY	1,040,000,000	$10,985	($8,249)
	5-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD LIBOR	Receive	2.25%	Nov 2019	USD	10,500,000	180,600	(374,966)
	5-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD LIBOR	Receive	2.50%	Nov 2019	USD	10,900,000	196,200	(322,967)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD LIBOR	Receive	2.50%	Nov 2019	USD	32,700,000	613,613	(968,901)
									$1,001,398	($1,675,083)

Inflation Floors (OTC)

Inflation floors are instruments where in return for a premium, one party agrees to make payments to the other to the extent that inflation falls below a specified rate (based on the Consumer Price Index or other designated measure), or “floor”.

Global Bond Trust

The portfolio used inflation floors to manage duration of the portfolio, manage against anticipated interest rate changes and as a substitute for securities purchased.

Portfolio	Description	Counterparty	Initial Index	Exercise Index	Expiration Date		Notional Amount	Premium	Value
Global Bond Trust	Floor-OTC CPURNSA Index	Citibank N.A.	217.965	Maximum of ((1+0.0%)[10]— (Final Index/Initial Index)) or $0	Sep 2020	USD	2,000,000	$25,800	($56)
								$25,800	($56)

Swaps.  Swap agreements are agreements between a portfolio and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange. Swaps are marked-to-market daily

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DERIVATIVE INSTRUMENTS, CONTINUED

and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the portfolios are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statements of assets and liabilities. A termination payment by a counterparty or a portfolio is recorded as realized gain or loss, as well as the net periodic payments received or paid by the portfolio.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statements of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. A portfolio may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps.  Interest rate swaps represent an agreement between a portfolio and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The portfolio settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

The following tables summarize the interest rate swaps contracts held at December 31, 2016 and the range of notional contract amounts held by the portfolios during the year ended December 31, 2016. In addition, the tables detail how the portfolios used interest rate swap contracts during the year ended December 31, 2016.

Global Bond Trust

The portfolio used interest rate swaps to manage against anticipated interest rate changes, manage duration of the portfolio and gain exposure to treasuries markets. The portfolio held interest rate swaps with total USD notional amounts ranging from approximately $560.3 million to $762.8 million, as measured at each quarter end.

Portfolio	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Portfolio	Payments Received by Portfolio	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Value
Global Bond Trust
Centrally Cleared Swaps
		11,600,000,000	JPY	$96,661,387	JPY-LIBOR-BBA	Fixed 0.150%	Mar 2018	$22,593	$175,641	$198,234
		88,500,000	USD	88,500,000	USD-LIBOR-BBA	Fixed 1.000%	May 2018	(125,389)	(223,398)	(348,787)
		88,500,000	USD	88,500,000	Fixed 1.250%	USD-LIBOR-BBA	May 2019	147,953	420,421	568,374
		600,000	USD	600,000	Fixed 2.000%	USD-LIBOR-BBA	Dec 2020	2,113	(5,884)	(3,771)
		1,800,000	MXN	104,184	Fixed 5.610%	MXN-TIIE-Banxico	Jul 2021	(1,244)	7,968	6,724
		42,900,000	USD	42,900,000	Fixed 1.500%	USD-LIBOR-BBA	Dec 2021	(268,680)	1,210,971	942,291
		24,600,000	EUR	27,590,136	EUR-EURIBOR- Reuters	fixed 0.000%	Mar 2022	74,494	(220,359)	(145,865)
		8,500,000	GBP	10,708,297	GBP-LIBOR-BBA	Fixed 0.050%	Mar 2022	(249,762)	44,236	(205,526)
		9,400,000	USD	9,400,000	Fixed 2.300%	USD-LIBOR-BBA	Jan 2023	(32,203)	(159,976)	(192,179)
		35,700,000	USD	35,700,000	Fixed 2.000%	USD-LIBOR-BBA	Jun 2023	(1,207,565)	1,438,853	231,288
		83,900,000	USD	83,900,000	Fixed 1.750%	USD-LIBOR-BBA	Dec 2023	(983,149)	3,180,095	2,196,946
		98,880	BRL	114,515	Fixed 12.800%	BRL-CDI	Jan 2025	89	4,751	4,840
		1,400,000	SEK	171,033	SEK-STIBOR-SIDE	Fixed 1.020%	Jan 2025	—	3,838	3,838
		3,000,000	SEK	366,499	SEK-STIBOR-SIDE	Fixed 1.030%	Jan 2025	—	8,576	8,576
		1,700,000	SEK	207,683	SEK-STIBOR-SIDE	Fixed 1.010%	Jan 2025	—	4,496	4,496
		4,000,000	SEK	485,971	SEK-STIBOR-SIDE	Fixed 1.085%	Jan 2025	—	13,336	13,336
		3,400,000	SEK	413,075	SEK-STIBOR-SIDE	Fixed 1.080%	Jan 2025	—	11,171	11,171
		2,500,000	AUD	1,816,500	Fixed 3.500%	AUD-BBR-BBSW	Dec 2025	(57,878)	(24,708)	(82,586)
		1,710,000,000	JPY	16,954,809	JPY-LIBOR-BBA	Fixed 0.300%	Mar 2026	397,437	(234,385)	163,052
		14,300,000	CAD	10,708,103	Fixed 2.200%	CAD-BA-CDOR	Jun 2026	(655,461)	339,466	(315,995)
		460,000,000	JPY	4,504,378	JPY-LIBOR-BBA	Fixed 0.000%	Sep 2026	(24,431)	(54,974)	(79,405)
		68,810,000	USD	68,810,000	Fixed 1.750%	USD-LIBOR-BBA	Dec 2026	(1,788,362)	3,602,303	1,813,941
		36,000,000	EUR	39,989,305	EUR-EURIBOR- Reuters	Fixed 0.050%	Mar 2027	(23,374)	(721,051)	(744,425)
		5,900,000	GBP	7,688,589	Fixed 0.750%	GBP-LIBOR-BBA	Mar 2027	131,039	221,433	352,472
		1,400,000	EUR	1,540,561	Fixed 0.750%	EUR-EURIBOR- Reuters	Mar 2032	13,915	50,930	64,845
		1,740,000,000	JPY	16,787,197	JPY-LIBOR-BBA	Fixed 1.500%	Jun 2033	270,807	2,146,536	2,417,343
		2,400,000	USD	2,400,000	USD-LIBOR-BBA	Fixed 2.500%	Jun 2036	90,524	(124,966)	(34,442)
		12,900,000	USD	12,900,000	Fixed 2.0975%	USD-LIBOR-BBA	Jul 2041	243	254,535	254,778
		10,000,000	JPY	85,255	JPY-LIBOR-BBA	Fixed 1.500%	Dec 2044	(3,395)	(12,568)	(15,963)
		1,090,000,000	JPY	10,215,255	Fixed 1.507%	JPY-LIBOR-BBA	Dec 2045	(2,681,907)	918,088	(1,763,819)
		6,500,000	USD	6,500,000	Fixed 2.250%	USD-LIBOR-BBA	Dec 2046	(603,576)	1,140,175	536,599

69

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Portfolio	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Portfolio	Payments Received by Portfolio	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Value
Global Bond Trust (continued)
Centrally Cleared Swaps (continued)
		21,300,000	EUR	$23,646,617	Fixed 1.250%	EUR-EURIBOR-Reuters	Mar 2047	($2,258,292)	$2,239,198	($19,094)
		1,950,000	GBP	2,456,609	Fixed 1.750%	GBP-LIBOR-BBA	Mar 2047	(127,449)	(66,271)	(193,720)
				$713,325,958				($9,940,910)	$15,588,477	$5,647,567

Investment Quality Bond Trust

The portfolio used interest rate swaps to manage duration of the portfolio and manage against anticipated interest rate changes. The portfolio held interest rate swaps with total USD notional amounts ranging from approximately $7.2 million to $19.2 million, as measured at each quarter end.

Portfolio	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Portfolio	Payments Received by Portfolio	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Investment Quality Bond Trust
	JPMorgan Chase Bank	5,100,000	USD	$5,100,000	Fixed 4.3175%	USD-LIBOR-BBA	Dec 2028	—	($1,043,885)	($1,043,885)
	JPMorgan Chase Bank	2,100,000	USD	2,100,000	Fixed 3.425%	USD-LIBOR-BBA	Jun 2039	—	(322,880)	(322,880)
	Goldman Sachs International	30,585,000	INR	458,262	INR-FBIL-MIBOR- OIS-COMPOUND	Fixed 6.26%	Sep 2021	—	(1,101)	(1,101)
Centrally Cleared Swaps
		1,620,000	USD	1,620,000	Fixed 1.625%	USD-Federal Funds- H.15-OIS-COMPOUND	Nov 2026	—	48,815	48,815
				$9,278,262				—	($1,319,051)	($1,319,051)

The following are abbreviations for the tables above:

BBA	The British Bankers’ Association
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Rate
CDI	Brazil Interbank Deposit Rate
CDOR	Canadian Dollar Offered Rate
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
OIS	Overnight Indexed Swap
STIBOR	Stockholm Interbank Offered Rate
TIIE	Tasa de Interes Interbancario de Equilibrio

Currency swaps.  A currency swap is an agreement between a portfolio and a counterparty to exchange cash flows based on the notional difference among two or more currencies.

The following table summarizes contracts held at December 31, 2016 and the range of notional contract amounts held by the portfolio during the year ended December 31, 2016. In additional, the table details how the portfolio used currency swap contracts during year ended December 31, 2016.

Global Bond Trust

The portfolio used currency swaps to manage against anticipated currency exchange rate changes, maintain diversity of the portfolio and gain exposure to foreign currencies. The portfolio held currency swaps with total USD notional amounts ranging from approximately $77.2 million to $130.6 million, as measured at each quarter end.

Portfolio	Counterparty	Receive	Pay	Maturity Date		Notional Amount of Currency Received	Notional Amount of Currency Delivered	Unamortized Upfront Payment	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Trust
	Bank of America	Floating rate equal to 3 Month GBP-LIBOR less 0.1500% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of the currency delivered	Mar 2019	GBP	11,300,000	16,068,300	($10,862)	($2,127,922)	($2,138,784)
	Bank of America	Floating rate equal to 3 Month EURIBOR less 0.5050% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of the currency delivered	Mar 2027	EUR	2,200,000	2,456,080	18,700	(182,555)	(163,855)

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DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Counterparty	Receive	Pay	Maturity Date		Notional Amount of Currency Received	Notional Amount of Currency Delivered	Unamortized Upfront Payment	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Trust (continued)
	Bank of America	Floating rate equal to 3 Month CAD-LIBOR less 0.1260% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of the currency delivered	Nov 2018	CAD	10,700,000	8,167,921	($28,563)	($165,713)	($194,276)
	BNP Paribas	Floating rate equal to 3 Month EURIBOR less 0.5065% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of the currency delivered	Mar 2027	EUR	810,000	904,284	(12,960)	(47,500)	(60,460)
	Citibank N.A.	Floating rate equal to 3 Month GBP-LIBOR less 0.1400% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of the currency delivered	Mar 2019	GBP	8,200,000	11,562,000	40,916	(1,491,750)	(1,450,834)
	Citibank N.A.	Floating rate equal to 3 Month EURIBOR less 0.4250% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of the currency delivered	Jun 2027	EUR	8,990,000	9,551,875	33,716	(143,794)	(110,078)
	Deutsche Bank AG	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of the currency delivered	Floating rate equal to 3 Month JPY LIBOR less 0.7750% based on the notional amount of the currency received	Jan 2019	USD	1,307,987	150,000,000	(154,927)	178,416	23,489
	Deutsche Bank AG	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of the currency delivered	Floating rate equal to 3 Month JPY LIBOR less 0.7705% based on the notional amount of the currency received	Jan 2019	USD	348,796	40,000,000	(41,771)	48,003	6,232
	Deutsche Bank AG	Floating rate equal to 3 Month GBP-LIBOR less 0.05500% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of the currency delivered	Oct 2026	GBP	4,900,000	5,978,000	22,291	20,738	43,029
	Goldman Sachs	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of the currency delivered	Floating rate equal to 3 Month JPY LIBOR less 0.7675% based on the notional amount of the currency received	Jan 2019	USD	4,970,352	570,000,000	(588,726)	677,233	88,507
	Goldman Sachs	Floating rate equal to 3 Month EURIBOR less 0.4835% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of the currency delivered	Mar 2027	EUR	700,000	781,480	(665)	(49,842)	(50,507)
	Goldman Sachs	Floating rate equal to 3 Month GBP-LIBOR less 0.1380% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of the currency delivered	Mar 2019	GBP	2,400,000	3,405,600	(421,320)	(25,091)	(446,411)
	Goldman Sachs	Floating rate equal to 3 Month GBP-LIBOR less 0.1500% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of the currency delivered	Mar 2019	GBP	12,500,000	17,737,500	(1,828,120)	(500,624)	(2,328,744)
	Goldman Sachs	Floating rate equal to 3 Month CAD-LIBOR less 0.1260% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of the currency delivered	Nov 2018	CAD	37,000,000	27,892,951	(38,848)	(282,072)	(320,920)

71

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Portfolio	Counterparty	Receive	Pay	Maturity Date		Notional Amount of Currency Received	Notional Amount of Currency Delivered	Unamortized Upfront Payment	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Trust (continued)
	Royal Bank of Scotland	Floating rate equal to 3 Month GBP-LIBOR less 0.05375% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of the currency delivered	Nov 2018	GBP	1,500,000	1,830,300	($4,201)	$17,181	$12,980
	Royal Bank of Scotland	Floating rate equal to 3 Month GBP-LIBOR less 0.1500% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of the currency delivered	Mar 2019	GBP	10,600,000	15,041,400	(1,873,027)	(101,748)	(1,974,775)
	UBS AG Stamford	Floating rate equal to 3 Month EURIBOR less 0.4363% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of the currency delivered	Mar 2026	EUR	1,600,000	1,787,200	13,440	(125,923)	(112,483)
								($4,874,927)	($4,302,963)	($9,177,890)

Investment Quality Bond Trust

The portfolio used currency swaps to manage against anticipated currency exchange rate changes. The portfolio held currency swaps with total USD notional amounts ranging up to approximately $558.9 thousand, as measured at each quarter end. At December 31, 2016, there were no open currency swap contracts.

Credit default swaps.  Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The portfolios may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the portfolios may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Credit Default Swaps-Buyer

The following tables summarize the CDS contracts held at December 31, 2016, and the range of notional contracts amounts held by the portfolios during the year ended December 31, 2016. In addition, the tables detail how the portfolios used CDS contracts as buyer of protection during the year ended December 31, 2016.

Global Bond Trust

The portfolio used credit default swaps to manage against potential credit events and gain exposure to securities or a credit index. The portfolio held credit default swaps with total USD notional amounts ranging from approximately $32.2 million to $262.3 million, as measured at each quarter end.

Portfolio	Counterparty	Reference Obligation	Notional Amount	Currency	USD Notional Amount	Pay Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Trust
	Bank of America N.A.	Computer Sciences Corp.	2,050,000	USD	$2,050,000	(0.970)%	Mar 2018	—	($21,591)	($21,591)
	Bank of America N.A.	Credit Agricole SA	200,000	EUR	211,850	(1.000)%	Dec 2021	($1,967)	(736)	(2,703)
	Bank of America N.A.	ING Bank N.V.	400,000	EUR	448,220	(1.000)%	Dec 2021	11,270	(1,274)	9,996
	Bank of America N.A.	Intesa San Paolo SPA	1,200,000	USD	1,200,000	(1.000)%	Mar 2026	181,602	2,833	184,435
	Bank of America N.A.	Starwood Hotels & Resorts Worldwide, Inc.	3,000,000	USD	3,000,000	(1.490)%	Jun 2018	—	(61,180)	(61,180)
	Barclays Capital	Springleaf Finance Corp.	1,400,000	USD	1,400,000	(5.000)%	Jun 2020	(106,762)	34,376	(72,386)
	BNP Paribas S.A.	ING Bank N.V.	1,100,000	EUR	1,234,585	(1.000)%	Jun 2021	26,937	(6,261)	20,676
	BNP Paribas S.A.	ING Bank N.V.	400,000	EUR	450,180	(1.000)%	Dec 2021	14,512	(4,516)	9,996
	BNP Paribas S.A.	UBS AG	800,000	EUR	900,360	(1.000)%	Dec 2021	(12,863)	(3,701)	(16,564)
	Citibank N.A.	Barclays Bank PLC	1,800,000	EUR	2,034,901	(1.000)%	Jun 2021	100,220	(41,355)	58,865
	Citibank N.A.	HSBC Bank PLC	400,000	EUR	448,220	(1.000)%	Dec 2021	10,203	(1,376)	8,827
	Citibank N.A.	ING Bank N.V.	400,000	EUR	447,020	(1.000)%	Jun 2021	9,377	(1,859)	7,518
	Citibank N.A.	UBS AG	400,000	EUR	448,220	(1.000)%	Dec 2021	14,661	(5,914)	8,747
	Citibank N.A.	UBS AG	1,200,000	USD	1,200,000	(1.000)%	Jun 2024	63,669	(11,454)	52,215
	Goldman Sachs International	Credit Agricole SA	100,000	EUR	105,925	(1.000)%	Dec 2021	(1,062)	(289)	(1,351)
	Goldman Sachs International	SABMiller PLC	200,000	USD	200,000	(1.000)%	Jan 2022	(4,750)	(2,032)	(6,782)
	JPMorgan Chase Bank N.A.	Barclays Bank PLC	1,900,000	EUR	2,151,085	(1.000)%	Jun 2021	101,485	(39,349)	62,136
	JPMorgan Chase Bank N.A.	Intesa San Paolo SPA	500,000	USD	500,000	(1.000)%	Sep 2024	77,301	(12,142)	65,159
	Royal Bank of Scotland	The Cleveland Electric Illuminating Company	3,000,000	USD	3,000,000	(0.940)%	Jun 2017	—	(12,423)	(12,423)

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Portfolio	Counterparty	Reference Obligation	Notional Amount	Currency	USD Notional Amount	Pay Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Trust (continued)
Centrally Cleared Swaps
		Ally Financial, Inc.	1,300,000	USD	1,300,000	(5.000)%	Jun 2018	(69,923)	(4,415)	(74,338)
		Altria Group, Inc.	1,500,000	USD	1,500,000	(1.000)%	Dec 2020	(42,172)	(2,476)	(44,648)
		BASF SE	400,000	EUR	425,960	(1.000)%	Dec 2020	(11,374)	(407)	(11,781)
		Bayer Aktiengesellschaft	500,000	EUR	534,100	(1.000)%	Dec 2020	(11,047)	(913)	(11,960)
		British American Tobacco PLC	800,000	EUR	860,100	(1.000)%	Dec 2020	(16,924)	(86)	(17,010)
		CDX.NA.IG.26	15,700,000	USD	15,700,000	(1.000)%	Jun 2026	246,705	(121,118)	125,587
		Fortum Oyj	200,000	EUR	212,510	(1.000)%	Dec 2020	(3,537)	(98)	(3,635)
		iTraxx Europe Senior Financials Series 25 Version 1	39,000,000	EUR	43,818,712	(1.000)%	Jun 2021	(24,257)	(224,199)	(248,456)
		iTraxx Europe Series 26 Version 1	140,300,000	EUR	157,343,047	(1.000)%	Dec 2021	(2,124,386)	84,575	(2,039,811)
		iTraxx Europe Sub Financials Series 26 Version 1	2,200,000	EUR	2,465,210	(1.000)%	Dec 2021	135,420	(2,463)	132,957
		Koninklijke DSM N.V.	1,000,000	EUR	1,072,765	(1.000)%	Dec 2020	(31,207)	362	(30,845)
		Pfizer Inc.	1,000,000	USD	1,000,000	(1.000)%	Dec 2020	(28,245)	1,623	(26,622)
		Reynolds American Inc.	1,600,000	USD	1,600,000	(1.000)%	Dec 2020	(45,448)	(2,495)	(47,943)
		Telia Company AB	300,000	EUR	318,225	(1.000)%	Dec 2020	(7,223)	(322)	(7,545)
		United Utilities PLC	200,000	EUR	216,950	(1.000)%	Dec 2020	(3,614)	224	(3,390)
		UnitedHealth Group, Inc.	1,100,000	USD	1,100,000	(1.000)%	Dec 2020	(29,454)	(811)	(30,265)
		Veolia Environnement	300,000	EUR	323,420	(1.000)%	Dec 2020	(7,703)	809	(6,894)
					$251,221,565			($1,590,556)	($462,453)	($2,053,009)

High Yield Trust

The portfolio used credit default swaps to manage against potential credits events. The portfolio held forward foreign currency contracts with USD notional values ranging up to approximately $7.5 million, as measured at each quarter end. At December 31, 2016, there were no open credit default swap contracts.

Investment Quality Bond Trust

The portfolio used credit default swaps to manage against potential credit events and to gain exposure to securities or a credit index. The portfolio held credit default swaps with total USD notional amount ranging up to approximately $32.3 million, as measured at each quarter end. At December 31, 2016, there were no open credit default swap contracts.

New Income Trust

The portfolio used credit default swaps to gain exposure to securities or a credit index. The portfolio held credit default swaps with total UDS notional amounts ranging from approximately $3.4 million to $13.3 million, as measured at each quarter end.

Portfolio	Counterparty	Reference Obligation	Notional Amount	Currency	USD Notional Amount	Pay Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
New Income Trust
	JPMorgan Chase Bank, N.A.	CDX.EM.26	3,440,000	USD	$3,440,000	(1.000)%	Dec 2021	($205,676)	($8,177)	($213,853)
					$3,440,000			($205,676)	($8,177)	($213,853)

Credit Default Swaps-Seller

Implied credit spreads are utilized in determining the market value of CDS agreements in which a portfolio is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a portfolio as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

The following tables summarize the CDS contracts held at December 31, 2016, and the range of notional contracts amounts held by the portfolios during the year ended December 31, 2016. In addition, the tables detail how the portfolios used CDS contracts as seller of protection during the year ended December 31, 2016.

Global Bond Trust

The portfolio used credit default swaps to manage against potential credit events and to take a long position in the exposure of the benchmark credit. The portfolio held credit default swaps with total USD notional amounts ranging from approximately $8.4 million to $75.1 million, as measured at each quarter end.

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Portfolio	Counterparty	Reference Obligation	Implied Credit Spread at 12-31-16	Notional Amount	Currency	USD Notional Amount	Receive Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Trust
	Barclays Capital	People’s Republic of China	0.59%	600,000	USD	$600,000	1.000%	Mar 2019	$440	$5,155	$5,595
	BNP Paribas	Barclays Bank PLC	0.27%	200,000	EUR	221,260	1.000%	Jun 2017	—	799	799
	BNP Paribas	Barclays Bank PLC	0.65%	1,700,000	EUR	1,880,710	1.000%	Jun 2017	(8,990)	12,558	3,568
	Citibank N.A	Barclays Bank PLC	0.78%	900,000	EUR	1,001,790	1.000%	Jun 2021	—	9,724	9,724
	Deutsche Bank AG	People’s Republic of China	0.59%	600,000	USD	600,000	1.000%	Mar 2019	125	5,470	5,595
	Goldman Sachs International	United Mexican States	0.93%	800,000	USD	800,000	1.000%	Sep 2019	3,735	(1,963)	1,772
	HSBC Bank USA	United Mexican States	0.93%	600,000	USD	600,000	1.000%	Sep 2019	2,723	(1,394)	1,329
	JPMorgan Chase Bank	People’s Republic of China	0.59%	1,400,000	USD	1,400,000	1.000%	Mar 2019	2,057	10,999	13,056
	Morgan Stanley Capital Services, Inc.	Barclays Bank PLC	0.78%	200,000	EUR	222,620	1.000%	Jun 2021	196	1,965	2,161
	Morgan Stanley Capital Services, Inc.	People’s Republic of China	0.59%	200,000	USD	200,000	1.000%	Mar 2019	(84)	1,949	1,865
Centrally Cleared Swaps
		Tesco PLC	1.59%	1,700,000	EUR	1,840,180	1.000%	Dec 2020	(49,543)	8,896	(40,647)
		Tesco PLC	1.80%	700,000	EUR	744,965	1.000%	Jun 2021	(29,469)	4,159	(25,310)
		Royal Dutch Shell PLC	1.21%	700,000	EUR	738,745	1.000%	Dec 2026	(20,473)	6,124	(14,349)
						$10,850,270			($99,283)	$64,441	($34,842)

Investment Quality Bond Trust

The portfolio used credit default swaps to take a long position in exposure of the benchmark credit, manage against potential credit events and gain exposure to securities or a credit index. The portfolio held credit default swaps with total USD notional amounts ranging from approximately $8.8 million to $19.6 million, as measured at each quarter end.

Portfolio	Counterparty	Reference Obligation	Implied Credit Spread at 12-31-16	Notional Amount	Currency	USD Notional Amount	Receive Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Investment Quality Bond Trust
	Goldman Sachs International	CDX-EMS26V1-5Y	2.40%	1,624,000	USD	1,624,000	1.000%	Dec 2021	($124,194)	$23,235	($100,959)
	Goldman Sachs International	BRAZIL REPUBLIC	2.75%	255,000	USD	255,000	1.000%	Dec 2021	(20,378.00)	140	(20,238)
Centrally Cleared Swaps
		CMBX.NA.AAA.6	0.51%	9,417,510	USD	9,417,511	0.500%	May 2063	(284,396)	279,661	(4,735)
		ITRAXX-XOVERS26V1-5Y	2.88%	1,192,000	EUR	1,264,818	5.000%	Dec 2021	89,077	32,384	121,461
		CDX.NA.IG.27	0.68%	3,067,000	USD	3,067,000	1.000%	Dec 2021	39,261	8,175	47,436
		ITRAXX-EUROPES26V1-5Y	0.73%	2,862,000	EUR	3,051,609	1.000%	Dec 2021	30,727	10,883	41,610
		CDX-NAHYS27V1-5Y	3.55%	896,000	USD	896,000	5.000%	Dec 2021	56,228	817	57,045
						$19,575,938			($213,675)	$355,295	$141,620

Inflation Swaps.  In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on the same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swaps will break even.

Global Bond Trust

The portfolio used inflation swaps to take a position on current versus future inflation expectations. The portfolio held inflation swaps with total USD notional amounts ranging up to $4.3 million, as measured at each quarter end.

Portfolio	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Portfolio	Payments Received by Portfolio	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Trust
	Citibank N.A.	400,000	GBP	$489,820	UK RPI ALL ITEMS NSA	Fixed 3.585%	Oct 2046	$19,471	($1,679)	$17,792
				$489,820				$19,471	($1,679)	$17,792

Investment Quality Bond Trust

The portfolio used inflation swaps to take a position on current versus future inflation expectations. The portfolio held inflation swaps with total USD notional amounts ranging up to approximately $1.6 million, as measure at each quarter end. At December 31, 2016, there were no open inflation swap contracts.

Volatility Swaps.  Volatility swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, a portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than

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the strike price and would owe the payoff amount when the price variance is less than the strike price. As a payer of the realized price variance, a portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price. Payments on volatility swaps will be greater if they are based upon the mathematical square of volatility (which is referred to as “variance”). This type of volatility swap is referred to as a variance swap.

Global Bond Trust

The portfolio used volatility swaps to take a position on future expectations of volatility. The portfolio held volatility swaps with total USD notional amounts ranging from approximately $67,844 to $206,782, as measured at each quarter end.

Portfolio	Counterparty	Reference Entity	Currency	Notional Amount	USD Notional Amount	(Pay)/ Receive Volatility	Volatility Strike Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Trust
	Deutsche Bank AG	EUR versus CHF	CHF	9,000	$9,217	Pay	7.25%	Jan 2017	—	$22,357	$22,357
	Deutsche Bank AG	EUR versus CHF	CHF	11,000	11,307	Receive	8.50%	Mar 2017	—	28,066	28,066
	Deutsche Bank AG	EUR versus CHF	CHF	7,000	7,258	Receive	8.15%	Mar 2017	—	14,785	14,785
	Deutsche Bank AG	USD versus CHF	CHF	11,000	11,307	Pay	10.30%	Mar 2017	—	8,724	8,724
	Deutsche Bank AG	USD versus CHF	CHF	7,000	7,258	Pay	10.05%	Mar 2017	—	4,056	4,056
	Deutsche Bank AG	USD versus CHF	CHF	6,000	6,140	Pay	8.75%	Jan 2017	—	(1,363)	(1,363)
	Deutsche Bank AG	USD versus CHF	CHF	9,000	9,217	Receive	9.25%	Jan 2017	—	3,178	3,178
	Deutsche Bank AG	USD versus CHF	CHF	6,000	6,140	Receive	6.85%	Jan 2017	—	12,084	12,084
					$67,844				—	$91,887	$91,887

Fair value of derivative instruments by risk category

The tables below summarize the fair value of derivatives held by the portfolios at December 31, 2016 by risk category:

Portfolio	Risk	Statement of Assets and Liabilities location	Financial instruments location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Global Bond Trust	Interest rate	Receivable/payable for futures	Futures†	$658,523	($1,585,522)
	Interest rate	Written options, at value	Written options	—	(1,675,139)
	Foreign currency	Written options, at value	Written options	—	(15,819)
	Foreign currency	Swap contracts, at value	Currency Swaps	174,237	(9,352,127)
	Foreign currency	Swap contracts, at value	Volatility Swaps	93,250	(1,363)
	Interest rate	Swap contracts, at value	Interest rate swapsˆ	9,793,144	(4,145,577)
	Interest rate	Swap contracts, at value	Inflation swaps	17,792	—
	Foreign currency	Unaffiliated investments, at value*	Purchased options	24	—
	Interest rate	Unaffiliated investments, at value*	Purchased options	1,519,330	—
	Credit	Swap contracts, at value	Credit default swapsˆ	792,578	(2,880,429)
	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	15,613,622	(13,952,930)
				$28,662,500	($33,608,906)
High Yield Trust	Interest rate	Receivable/payable for futures	Futures†	$2,404	($69,683)
	Credit	Swap contracts, at value	Credit default swapsˆ	—	—
	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	—	(27,999)
				$2,404	($97,682)
Investment Quality Bond Trust	Interest rate	Receivable/payable for futures	Futures†	$178,422	($138,492)
	Interest rate	Swap contracts, at value	Interest rate swapsˆ	48,815	(1,367,866)
	Foreign currency	Unaffiliated investments, at value*	Purchased options	1,246	—
	Credit	Swap contracts, at value	Credit default swapsˆ	267,551	(125,932)
	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	385,161	(124,331)
				$881,195	($1,756,621)
New Income Trust	Interest rate	Receivable/payable for futures	Futures†	$127,974	($570,159)
	Interest rate	Unaffiliated investments, at value*	Purchased options	97,500	—
	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	895,536	(6,461)
	Credit	Swap contracts, at value	Credit default swapsˆ	—	(213,853)
				$1,121,010	($790,473)

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Portfolio	Risk	Statement of Assets and Liabilities location	Financial instruments location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Strategic Income Opportunities Trust	Interest rate	Receivable/payable for futures	Futures†	$88,278	($145,724)
	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	5,322,120	(2,920,312)
	Foreign currency	Unaffiliated investments, at value*	Purchased options	2,443,694	—
				$7,854,092	($3,066,036)

†	Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed in the Statements of assets and liabilities.
*	Purchased options are included in the Portfolio’s Investments
ˆ	Reflects cumulative appreciation/depreciation on swap contracts. Year end variation margin for centrally cleared swaps and appreciation/depreciation for OTC swaps are shown separately in the Statements of assets and liabilities.

For financial reporting purposes, the portfolios do not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statements of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between a portfolio and the applicable counterparty. The table below reflects certain portfolios’ exposure to counterparties subject to an ISDA for OTC derivative transactions:

Other Financial Instruments	Asset	Liability
Global Bond Trust
Credit default swaps	$534,034	($194,980)
Currency swaps	174,237	(9,352,127)
Forward foreign currency contracts	15,613,622	(13,952,930)
Inflation swaps	17,792	—
Purchased options	1,505,272	—
Volatility swaps	93,250	(1,363)
Written options	—	(1,690,958)
	$17,938,207	($25,192,358)

Strategic Income Opportunities Trust
Forward foreign currency contracts	$5,322,120	($2,920,312)
Purchased options	2,443,694	—
	$7,765,814	($2,920,312)

Counterparty	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty	Collateral Posted by Portfolio	Net Exposure
Global Bond Trust
Bank of America, N.A.	($1,266,554)	$1,290,497	—	($2,557,051)
Barclays Capital	272,110	270,122	—	1,988
BNP Paribas SA	(7,047,806)	—	$7,047,806	—
Citibank N.A.	757,190	757,190	—	—
Credit Suisse International	(22,055)	—	—	(22,055)
Deutsche Bank AG	(134,212)	132,688	266,900	—
Goldman Sachs Bank	(451,358)	—	451,358	—
Goldman Sachs International	(3,064,436)	—	201,828	(2,862,608)
HSBC Bank USA	1,895,829	1,895,829	—	—
JPMorgan Chase Bank N.A.	2,623,924	2,597,156	—	26,768
Morgan Stanley Bank, N.A.	123,783	123,783	—	—
Morgan Stanley Capital Services, Inc.	5,445	5,445	—	—
Nomura Global Financial Products, Inc.	(605)	—	—	(605)
Royal Bank of Canada	1,389,455	1,389,455	—	—
Royal Bank of Scotland	(1,974,218)	—	—	(1,974,218)
Standard Chartered Bank	(147,921)	—	147,921	—
UBS AG	(212,722)	—	212,722	—
Totals	($7,254,151)	$8,462,165	$8,328,535	($7,387,781)

Strategic Income Opportunities Trust
Australia and New Zealand Banking Group	$2,542,937	$2,542,937	—	—
Canadian Imperial Bank of Commerce	599,607	490,211	—	$109,396
Citibank N.A.	1,337	1,337	—	—
Goldman Sachs Bank	(41,840)	—	—	(41,840)
HSBC Bank USA	180,331	170,000	—	10,331
JPMorgan Chase Bank N.A.	47,855	47,855	—	—
Morgan Stanley Bank N.A.	246,430	230,000	—	16,430
Royal Bank of Canada	(1,160,431)	—	$1,160,431	—
Standard Chartered Bank	1,088,743	950,000	—	138,743
State Street Bank and Trust Company	1,492,529	1,492,529	—	—
Toronto Dominion Bank	(465,043)	—	320,000	(145,043)
U.S. Bank	66,008	66,008	—	—
UBS AG	247,039	190,248	—	56,791
Totals	$4,845,502	$6,181,125	$1,480,431	$144,808

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Effect of derivative instruments on the Statement of operations

The tables below summarize the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2016:

	Statement of Operations Location—Net Realized Gain (Loss) on:
Portfolio	Risk	Unaffiliated investments and foreign currency transactions[1]	Written options	Futures contracts	Swap contracts	Unaffiliated investments and foreign currency transactions[2]	Total
Global Bond Trust	Interest rate	($75,823)	$696,645	($3,939,832)	($13,818,540)	—	($17,137,550)
	Credit	—	126,821	—	(1,645,615)	—	(1,518,794)
	Foreign currency	(927,907)	1,264,753	—	(680,343)	$920,860	577,363
	Total	($1,003,730)	$2,088,219	($3,939,832)	($16,144,498)	$920,860	($18,078,981)
High Yield Trust	Interest rate	—	—	$109,366	—	—	$109,366
	Credit	—	—	—	($187,593)	—	(187,593)
	Foreign currency	—	—	—	—	($64,480)	(64,480)
	Total	—	—	$109,366	($187,593)	($64,480)	($142,707)
Investment Quality Bond Trust	Interest rate	($485)	—	$521,695	$69,664	—	$590,874
	Credit	—	—	—	(1,157,207)	—	(1,157,207)
	Foreign currency	(16,597)	$27,646	—	1,847	($397,480)	(384,584)
	Total	($17,082)	$27,646	$521,695	($1,085,696)	($397,480)	($950,917)
New Income Trust	Interest rate	$26,568	$2,225	($1,568,171)	—	—	($1,539,378)
	Credit	—	—	—	($688,385)	—	(688,385)
	Foreign currency	—	—	—	—	$703,475	703,475
	Total	$26,568	$2,225	($1,568,171)	($688,385)	$703,475	(1,524,288)
Strategic Income Opportunities Trust	Interest rate	—	—	$3,216,184	—	—	$3,216,184
	Foreign currency	$25,581	—	—	—	($128,681)	(103,100)
	Total	$25,581	—	$3,216,184	—	($128,681)	$3,113,084

[1]	Realized gain/loss associated with purchased options is included in this caption on the Statements of operations.
[2]	Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statements of operations.

The tables below summarize the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2016:

	Statement of Operations Location—Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Unaffiliated Investments and Translation of Assets and Liabilities in Foreign Currencies[1]	Written Options	Futures Contracts	Swap Contracts	Unaffiliated Investments and Translation of Assets and Liabilities in Foreign Currencies[2]	Total
Global Bond Trust	Interest rate	$247,760	($834,904)	—	$17,309,800	—	$16,722,656
	Credit	—	(14,770)	—	218,158	—	203,388
	Foreign currency	(41,264)	229,081	$59,930	(4,697,768)	($3,038,060)	(7,488,081)
	Total	$206,496	($620,593)	$59,930	$12,830,190	($3,038,060)	$9,437,963
High Yield Trust	Interest rate	—	—	($179,652)	—	—	($179,652)
	Credit	—	—	—	($48,067)	—	(48,067)
	Foreign currency	—	—	—	—	$51,492	51,492
	Total	—	—	($179,652)	($48,067)	$51,492	($176,227)
Investment Quality Bond Trust	Interest rate	—	—	($4,060)	$182,873	—	$178,813
	Credit	—	—	—	380,029	—	380,029
	Foreign currency	($9,394)	—	—	(4,602)	$222,555	208,559
	Total	($9,394)	—	($4,060)	$558,300	$222,555	$767,401
New Income Trust	Interest rate	$27,902	—	($1,026,652)	—	—	($998,750)
	Credit	—	—	—	($12,437)	—	($12,437)
	Foreign currency	—	—	—	—	$713,325	713,325
	Total	$27,902	—	($1,026,652)	($12,437)	$713,325	($297,862)
Strategic Income Opportunities Trust	Interest rate	—	—	($232,379)	—	—	($232,379)
	Foreign currency	($126,628)	—	—	—	$3,418,743	$3,292,115
	Total	($126,628)	—	($232,379)	—	$3,418,743	$3,059,736

[1]	Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statements of operations.
[2]	Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statements of operations.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

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5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee.  The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisory, on an annual basis, as detailed below. Aggregate net assets generally include the net assets of the portfolios and the net assets of a similar portfolio of John Hancock Funds II (JHF II), unless otherwise noted below. JHF II are advised by John Hancock Advisers LLC (JHA), an affiliate of the Advisor, and are distributed by an affiliate of the Advisor, John Hancock Funds, LLC.

•	Active Bond Trust — a) 0.60% of the first $2.5 billion of aggregate net assets; b) 0.575% of aggregate net assets between $2.5 billion and $5.0 billion; and c) 0.55% of the excess over $5.0 billion of aggregate net assets.

•	Bond Trust — Effective July 1, 2016, the management fee rates are as follows: a) 0.65% of the first $500 million of average net assets; b) 0.60% of the next $1 billion of average net assets; c) 0.575% of the next $1 billion of average net assets; d) 0.55% of the next $7.5 billion of average net assets; and e) 0.525% of the excess over $10 billion of average net assets. Prior to July 1, 2016, the management fees rates were as follows: a) 0.65% of the first $500 million of average net assets; b) 0.60% of the next $1 billion of average net assets; c) 0.575% of the next $1 billion of average net assets; and d) 0.55% of the excess over $2.5 billion of average net assets.

•	Core Bond Trust — a) 0.69% of the first $200 million of aggregate net assets; b) 0.64% of aggregate net assets between $200 million and $400 million; and c) 0.57% of the excess over $400 million of aggregate net assets.

•	Global Bond Trust — 0.70% of the aggregate net assets.

•	High Yield Trust — a) 0.70% of the first $500 million of aggregate net assets and b) 0.65% of the excess over $500 million of aggregate net assets.

•	Investment Quality Bond Trust — a) 0.60% of the first $500 million of aggregate net assets and b) 0.55% of the excess over $500 million of aggregate net assets.

•	Money Market Trust — Effective April 6, 2016 the management fee rates were as follows: a) 0.50% of the first $500 million of aggregate net assets and b) 0.425% of the next $250 million aggregate net assets and c) 0.375% of the next $250 million aggregate net assets and d) 0.35% of the next $500 million aggregate net assets and e) 0.325% of the next $500 million aggregate net assets and f) 0.30% of the next $500 million aggregate net assets and g) 0.275% of the excess over $2.5 billion of aggregate net assets. Aggregate net assets include net assets of the portfolio and the Money Market Fund, a series of the John Hancock Current Interest Trust. Prior to April 6, 2016 the management fee rates were as follows: a) 0.50% of the first $500 million of average net assets and b) 0.47% of the excess of $500 million of average net assets.

•	New Income Trust — a) If the average net assets of the portfolio are less than $100 million i) 0.725% of the first $50 million average net assets and ii) 0.675% of the next $50 million average net assets; b) 0.650% of average net assets if the average net assets are between $100 million and $250 million; c) 0.600% of average net assets if the average net assets are between $250 million and $500 million; d) if the average net assets are between $500 million and $1 billion i) 0.575% of the first $500 million average net assets and ii) 0.550% of average net assets over $500 million and e) 0.550% of average net assets if the average net assets exceed $1 billion.

•	Short Term Government Income Trust — a) 0.57% of the first $250 million of aggregate net assets and b) 0.55% of the excess over $250 million of aggregate net assets.

•	Strategic Income Opportunities Trust — Effective July 1, 2016, the management fee rates were as follows: a) 0.700% of the first $500 million of aggregate net assets; b) 0.650% of the next $3 billion of aggregate net assets; c) 0.600% of the next $4 billion of aggregate net assets; d) 0.590% of the next $4.5 billion of aggregate net assets; and e) 0.575% of the excess over $12 billion of aggregate net assets. Prior to July 1, 2016, the management fees rates were as follows: a) 0.70% of the first $500 million of aggregate net assets; b) 0.65% of the next $3 billion of aggregate net assets; and c) 0.60% of the excess over $3.5 billion of aggregate net assets.

•	Total Bond Market Trust B — a) 0.47% of the first $1.5 billion of average net assets and b) 0.46% of the excess over $1.5 billion of average net assets.

•	Ultra Short Term Bond Trust — a) 0.55% of the first $250 million of average net assets and b) 0.53% of the excess over $250 million of average net assets.

The organizations described below act as the subadvisors to the Trust and its portfolios pursuant to Subadvisory Agreements with the Advisor. The portfolios’ management is allocated among the following managers.

Portfolio	Subadvisors
Active Bond Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1,2]
Bond Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Core Bond Trust	Wells Capital Management, Inc.
Global Bond Trust	Pacific Investment Management Company, LLC
High Yield Trust	Western Asset Management Company (Sub-Subadvisor is Western Asset Management Company Limited)
Investment Quality Bond Trust	Wellington Management Company LLP
Money Market Trust	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited[1]
New Income Trust	T. Rowe Price Associates, Inc.
Short Term Government Income Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Strategic Income Opportunities Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Total Bond Market Trust B	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1,2]
Ultra Short Term Bond Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]

1 An affiliate of the Advisor.

2 Effective on September 30, 2016, Declaration Management and Research, LLC merged into Manulife Asset Management.

The portfolios are not responsible for payment of the subadvisory fees.

Expense reimbursements.  The Advisor voluntarily agreed to waive a portion of its management fee if certain expenses of the respective portfolios exceed the percentage of average net assets detailed below. Expenses excluded from this waiver are short dividends, underlying fund expenses, taxes, portfolio brokerage commissions, interest expense, litigation and indemnification expenses, and extraordinary expenses not incurred in the ordinary course of the portfolios’ business, advisory fees, Rule 12b-1

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fees, and fees under any agreements or plans of the portfolios dealing with services for shareholders and others with beneficial interest in shares of portfolios. This expense reduction will continue in effect until terminated by the Advisor.

Portfolio	Expense limitation as a percentage of average net assets
Active Bond Trust	0.15%
Bond Trust	0.15%
Core Bond Trust	0.15%
Global Bond Trust	0.15%
High Yield Trust	0.15%
Investment Quality Bond Trust	0.15%
Money Market Trust	0.15%
New Income Trust	0.15%
Short Term Government Income Trust	0.15%
Strategic Income Opportunities Trust	0.15%
Ultra Short Term Bond Trust	0.15%

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the portfolios (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended December 31, 2016 this waiver amounted to 0.01% of the portfolios’ average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the portfolios and with the approval of the Board of Trustees.

The Advisor has voluntarily agreed to reduce its advisory fee for portfolios that are subadvised by T. Rowe Price by the amount that the subadvisory fee is reduced pursuant to the subadvisory agreement with T. Rowe Price. This waiver impacts New Income Trust and may be terminated at any time by the Advisor.

The Distributor has voluntarily agreed to reimburse certain class-specific portfolio expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) for Money Market Trust to the extent necessary in order to maintain a minimum yield for all classes of the portfolio. In addition, the Advisor voluntarily agreed to reimburse certain portfolio expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific portfolio expenses is fully utilized.

Effective May 1, 2016, Advisor has contractually agreed to waive its advisory fee on Money Market Trust in an amount so that the annual operating expenses do not exceed 0.28% of the Money Market Trust portfolio’s average net assets. This waiver includes all expenses except taxes, brokerage commissions, interest expense, short dividends, acquired fund fees, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the portfolio’s business and 12b-1 fees. The expense waiver will remain in effect until April 30, 2018, and may terminate at any time thereafter.

The Advisor has contractually agreed to waive its advisory fee for Total Bond Market Trust B in an amount so that annual operating expenses do not exceed 0.25% of the Total Bond Market Trust B portfolio’s average net assets. The waiver excludes taxes, short dividend expense, acquired fund fees and expenses paid indirectly, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business and 12b-1 fees. The expense waivers will remain in effect until April 30, 2017, and may terminate any time thereafter.

For the year ended December 31, 2016, the expense reductions described above amounted to:

Expense Reimbursement by Class

Portfolio	Series I	Series II	Series NAV	Total
Active Bond Trust	$3,171	$12,898	$40,575	$56,644
Bond Trust	15,050	38,872	613,133	667,055
Core Bond Trust	9,948	9,224	75,639	94,811
Global Bond Trust	3,194	6,508	35,490	45,192
High Yield Trust	6,429	4,876	6,662	17,967
Investment Quality Bond Trust	12,177	6,481	2,977	21,635
Money Market Trust	2,141,779	584,175	316,530	3,042,484
New Income Trust	—	—	229,582	229,582
Short Term Government Income Trust	3,246	2,620	18,695	24,561
Strategic Income Opportunities Trust	35,064	3,595	5,636	44,295
Total Bond Market Trust B	548,635	217,680	713,450	1,479,765
Ultra Short Term Bond Trust	899	20,464	1,172	22,535

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2016 were equivalent to a net annual effective rate of the portfolios’ average daily net assets as follows:

Portfolio	Annual Effective Rate
Active Bond Trust	0.59%
Bond Trust	0.56%
Core Bond Trust	0.58%
Global Bond Trust	0.69%
High Yield Trust	0.68%
Investment Quality Bond Trust	0.57%
Money Market Trust	0.25%
New Income Trust	0.53%
Short Term Government Income Trust	0.55%
Strategic Income Opportunities Trust	0.62%
Total Bond Market Trust B	0.21%
Ultra Short Term Bond Trust	0.54%

Accounting and legal services.  Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory

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reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2016 amounted to an annual rate of 0.01% of the portfolios’ average daily net assets.

Distribution and service plans.  The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Series I and Series II shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios’ shares:

Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%

Currently, only 0.05% for Series I shares and 0.25% for Series II shares are charged for Rule 12b-1 fees.

Trustee expenses.  The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program  Pursuant to an Exemptive Order issued by the SEC, the portfolios, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the portfolios to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statements of operations. The portfolios’ activity in this program during the period for which loans were outstanding was as follows:

Portfolio	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income
Active Bond Trust	Lender	$19,257,985	1	0.700%	$374
Bond Trust	Lender	$111,552,040	1	0.715%	$2,216
New Income Trust	Lender	$14,830,717	2	0.709%	$576
Short Term Government Income Trust	Lender	$1,300,000	3	0.715%	$77
Strategic Income Opportunities Trust	Lender	$3,989,269	1	0.715%	$79
Total Bond Market Trust B	Lender	$28,860,438	3	0.700%	$1,684

6.  PORTFOLIO SHARE TRANSACTIONS Transactions in portfolios’ shares for the years ended December 31, 2016 and 2015 were as follows:

Active Bond Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	241,973	$2,355,086	263,331	$2,617,889
Distributions reinvested	161,517	1,542,926	238,455	2,281,571
Repurchased	(708,649)	(6,853,461)	(796,162)	(7,892,992)
Net decrease	(305,159)	($2,955,449)	(294,376)	($2,993,532)
Series II shares
Sold	747,616	$7,279,480	1,034,018	$9,967,663
Distributions reinvested	608,394	5,823,984	952,662	9,136,300
Repurchased	(3,198,894)	(31,044,394)	(4,170,702)	(41,237,444)
Net decrease	(1,842,884)	($17,940,930)	(2,184,022)	($22,133,481)
Series NAV shares
Sold	894,251	$8,688,479	946,680	$9,379,685
Distributions reinvested	2,109,280	20,167,995	2,978,601	28,505,136
Repurchased	(4,392,753)	(42,625,676)	(3,821,235)	(37,740,401)
Net increase (decrease)	(1,389,222)	($13,769,202)	104,046	$144,420
Total net decrease	(3,537,265)	($34,665,581)	(2,374,352)	($24,982,593)

Bond Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	863,855	$11,752,344	1,015,939	$13,803,693
Issued in reorganization (Note 10)	363,902	4,996,868	—	—
Distributions reinvested	433,905	5,861,158	450,984	6,053,397
Repurchased	(1,691,936)	(23,181,354)	(2,855,373)	(39,169,916)
Net decrease	(30,274)	($570,984)	(1,388,450)	($19,312,826)
Series II shares
Sold	16,590,635	$225,869,381	10,845,661	$147,797,490
Issued in reorganization (Note 10)	2,125,600	29,207,548	—	—
Distributions reinvested	1,016,225	13,743,822	1,042,114	14,008,990
Repurchased	(20,151,466)	(275,705,115)	(14,258,346)	(195,092,332)
Net decrease	(419,006)	($6,884,364)	(2,370,571)	($33,285,852)
Series NAV shares
Sold	89,018,798	$1,218,978,258	12,766,181	$175,138,534
Issued in reorganization (Note 10)	2,033,139	27,910,506	—	—
Distributions reinvested	18,256,091	246,332,663	19,661,048	263,742,669
Repurchased	(112,046,695)	(1,529,764,417)	(117,135,922)	(1,603,624,017)
Net decrease	(2,738,667)	($36,542,990)	(84,708,693)	($1,164,742,814)
Total net decrease	(3,187,947)	($43,998,338)	(88,467,714)	($1,217,341,492)

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Core Bond Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	601,178	$8,087,177	812,463	$10,838,265
Issued in reorganization (Note 10)	—	—	11,468,071	154,715,892
Distributions reinvested	199,038	2,640,445	212,381	2,781,504
Repurchased	(2,377,272)	(31,939,494)	(1,800,830)	(23,837,486)
Net increase (decrease)	(1,577,056)	($21,211,872)	10,692,085	$144,498,175
Series II shares
Sold	769,284	$10,288,956	219,788	$2,912,314
Issued in reorganization (Note 10)	—	—	11,126,674	149,886,010
Distributions reinvested	167,572	2,222,084	175,609	2,298,566
Repurchased	(2,080,085)	(27,899,818)	(2,253,898)	(29,862,909)
Net increase (decrease)	(1,143,229)	($15,388,778)	9,268,173	$125,233,981
Series NAV shares
Sold	3,340,471	$44,688,341	870,802	$11,498,263
Issued in reorganization (Note 10)	—	—	15,509,241	208,404,731
Distributions reinvested	1,619,357	21,383,522	1,622,199	21,158,504
Repurchased	(10,217,119)	(136,212,540)	(14,336,509)	(189,642,163)
Net increase (decrease)	(5,257,291)	($70,140,677)	3,665,733	$51,419,335
Total net increase (decrease)	(7,977,576)	($106,741,327)	23,625,991	$321,151,491

Global Bond Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	294,937	$3,697,335	103,870	$1,267,844
Distributions reinvested	—	—	96,448	1,154,479
Repurchased	(543,913)	(6,848,357)	(800,519)	(9,760,294)
Net decrease	(248,976)	($3,151,022)	(600,201)	($7,337,971)
Series II shares
Sold	863,120	$10,640,272	562,014	$6,784,022
Distributions reinvested	—	—	214,270	2,536,952
Repurchased	(1,644,878)	(20,387,802)	(2,311,580)	(27,794,986)
Net decrease	(781,758)	($9,747,530)	(1,535,296)	($18,474,012)
Series NAV shares
Sold	866,165	$11,027,385	544,876	$6,636,072
Distributions reinvested	—	—	1,150,729	13,716,691
Repurchased	(6,169,554)	(76,627,491)	(4,113,918)	(49,632,198)
Net decrease	(5,303,389)	($65,600,106)	(2,418,313)	($29,279,435)
Total net decrease	(6,334,123)	($78,498,658)	(4,553,810)	($55,091,418)

High Yield Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,124,524	$10,549,739	2,835,288	$15,653,328
Distributions reinvested	1,139,683	5,895,173	1,372,858	6,998,290
Repurchased	(3,804,563)	(19,548,599)	(5,401,018)	(30,338,133)
Net decrease	(540,356)	($3,103,687)	(1,192,872)	($7,686,515)
Series II shares
Sold	1,925,994	$9,876,392	3,281,161	$18,618,521
Distributions reinvested	808,972	4,271,567	1,072,685	5,575,011
Repurchased	(4,658,524)	(23,844,985)	(5,725,896)	(32,655,241)
Net decrease	(1,923,558)	($9,697,026)	(1,372,050)	($8,461,709)
Series NAV shares
Sold	5,092,588	$25,520,865	5,600,367	$30,099,862
Distributions reinvested	1,272,452	6,490,628	1,279,721	6,445,416
Repurchased	(4,670,586)	(23,938,137)	(5,886,957)	(32,345,547)
Net increase	1,694,454	$8,073,356	993,131	$4,199,731
Total net decrease	(769,460)	($4,727,357)	(1,571,791)	($11,948,493)

Investment Quality Bond Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	745,948	$8,356,424	670,382	$7,573,924
Distributions reinvested	410,450	4,588,529	983,916	10,819,093
Repurchased	(1,856,053)	(20,715,595)	(2,633,613)	(30,085,470)
Net decrease	(699,655)	($7,770,642)	(979,315)	($11,692,453)
Series II shares
Sold	385,602	$4,311,115	473,377	$5,351,962
Distributions reinvested	198,788	2,226,084	529,510	5,824,930
Repurchased	(1,343,883)	(15,081,193)	(1,775,970)	(20,237,855)
Net decrease	(759,493)	($8,543,994)	(773,083)	($9,060,963)
Series NAV shares
Sold	3,069,130	$34,684,911	736,050	$8,424,767
Distributions reinvested	138,919	1,546,878	134,788	1,477,562
Repurchased	(639,007)	(7,099,334)	(309,526)	(3,521,527)
Net increase	2,569,042	$29,132,455	561,312	$6,380,802
Total net increase (decrease)	1,109,894	$12,817,819	(1,191,086)	($14,372,614)

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PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Money Market Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	363,226,069	$363,226,069	304,418,581	$304,418,581
Distributions reinvested	1,247,556	1,247,556	1,963	1,963
Repurchased	(361,391,535)	(361,391,535)	(383,785,591)	(383,785,591)
Net increase (decrease)	3,082,090	$3,082,090	(79,365,047)	($79,365,047)
Series II shares
Sold	502,625	$502,625	317,127	$317,127
Distributions reinvested	—	—	298	298
Repurchased	(42,132,444)	(42,132,444)	(62,855,909)	(62,855,909)
Net decrease	(41,629,819)	($41,629,819)	(62,538,484)	($62,538,484)
Series NAV shares[1]
Sold	112,106,339	$112,105,274	—	—
Issued in reorganization (Note 10)	401,438,296	401,438,296	—	—
Distributions reinvested	410,927	410,927	—	—
Repurchased	(120,024,924)	(120,024,924)	—	—
Net increase	393,930,638	$393,929,573	—	—
Total net increase (decrease)	355,382,909	$355,381,844	(141,903,531)	($141,903,531)

New Income Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	3,090,628	$39,785,525	5,344	$67,753
Distributions reinvested	3,630,486	46,491,297	4,039,464	51,560,947
Repurchased	(14,580,274)	(188,770,456)	(21,083,902)	(274,847,986)
Net decrease	(7,859,160)	($102,493,634)	(17,039,094)	($223,219,286)
Total net decrease	(7,859,160)	($102,493,634)	(17,039,094)	($223,219,286)

Short Term Government Income Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	498,564	$6,148,925	531,433	$6,630,232
Distributions reinvested	56,592	690,907	66,792	822,207
Repurchased	(841,596)	(10,386,560)	(1,067,063)	(13,280,876)
Net decrease	(286,440)	($3,546,728)	(468,838)	($5,828,437)
Series II shares
Sold	880,172	$10,864,670	1,266,707	$15,793,289
Distributions reinvested	39,769	485,869	48,232	594,207
Repurchased	(1,137,738)	(14,039,111)	(1,472,451)	(18,324,240)
Net decrease	(217,797)	($2,688,572)	(157,512)	($1,936,744)
Series NAV shares
Sold	2,320,407	$28,706,988	2,615,816	$32,619,899
Distributions reinvested	348,064	4,248,923	382,331	4,709,248
Repurchased	(2,191,071)	(27,054,204)	(7,216,877)	(89,889,780)
Net increase (decrease)	477,400	$5,901,707	(4,218,730)	($52,560,633)
Total net decrease	(26,837)	($333,593)	(4,845,080)	($60,325,814)

Strategic Income Opportunities Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,985,139	$53,239,120	4,143,908	$55,569,914
Distributions reinvested	869,842	11,665,965	832,194	10,980,357
Repurchased	(3,287,766)	(44,269,406)	(2,592,396)	(34,645,434)
Net increase	1,567,215	$20,635,679	2,383,706	$31,904,837
Series II shares
Sold	158,727	$2,148,329	269,956	$3,617,301
Distributions reinvested	77,371	1,040,246	90,681	1,199,190
Repurchased	(694,998)	(9,334,716)	(733,025)	(9,831,351)
Net decrease	(458,900)	($6,146,141)	(372,388)	($5,014,860)
Series NAV shares
Sold	496,617	$6,632,632	3,488,578	$46,289,411
Distributions reinvested	126,222	1,689,359	123,237	1,620,322
Repurchased	(2,207,735)	(29,615,943)	(1,155,717)	(15,451,300)
Net increase (decrease)	(1,584,896)	($21,293,952)	2,456,098	$32,458,433
Total net increase (decrease)	(476,581)	($6,804,414)	4,467,416	$59,348,410

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PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Total Bond Market Trust B	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	7,188,540	$75,100,543	4,956,570	$51,552,733
Distributions reinvested	597,946	6,096,494	460,064	4,683,456
Repurchased	(2,253,067)	(23,311,681)	(1,407,739)	(14,538,190)
Net increase	5,533,419	$57,885,356	4,008,895	$41,697,999
Series II shares
Sold	3,272,000	$33,931,334	2,425,676	$25,268,691
Distributions reinvested	198,021	2,022,600	173,782	1,771,006
Repurchased	(3,000,502)	(31,119,554)	(2,454,026)	(25,553,051)
Net increase	469,519	$4,834,380	145,432	$1,486,646
Series NAV shares
Sold	3,638,378	$38,045,958	3,912,454	$40,624,978
Distributions reinvested	740,312	7,543,409	768,943	7,822,749
Repurchased	(2,903,585)	(30,315,226)	(5,759,888)	(59,459,577)
Net increase (decrease)	1,475,105	$15,274,141	(1,078,491)	($11,011,850)
Total net increase	7,478,043	$77,993,877	3,075,836	$32,172,795

Ultra Short Term Bond Trust	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	787,919	$9,193,951	1,390,848	$16,410,139
Distributions reinvested	17,529	202,487	11,895	138,916
Repurchased	(626,669)	(7,298,107)	(1,333,460)	(15,728,613)
Net increase	178,779	$2,098,331	69,283	$820,442
Series II shares
Sold	13,610,203	$158,655,022	17,141,008	$201,801,393
Distributions reinvested	331,381	3,827,229	243,250	2,840,906
Repurchased	(10,850,824)	(126,361,097)	(15,356,964)	(180,550,979)
Net increase	3,090,760	$36,121,154	2,027,294	$24,091,320
Series NAV shares
Sold	1,063,123	$12,413,398	545,844	$6,425,324
Distributions reinvested	23,738	274,183	15,750	183,932
Repurchased	(865,591)	(10,094,696)	(486,015)	(5,732,906)
Net increase	221,270	$2,592,885	75,579	$876,350
Total net increase	3,490,809	$40,812,370	2,172,156	$25,788,112

[1]	After the close of business on April 29, 2016, holders of Series NAV shares of Money Market Trust B became owners of an equal number of full and fractional Series NAV shares of Money Market Trust. These shares were first offered on 5-2-16.

Affiliates of the Trust owned 100% of the shares of the portfolios on December 31, 2016. Such concentration of shareholders’ capital could have a material effect on the portfolio if such shareholders redeem from the portfolio.

7.  PURCHASE AND SALE OF SECURITIES Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations are aggregated for the year ended December 31, 2016.

	Purchases		Sales
Portfolio	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Active Bond Trust	$368,805,596	$250,758,659	$382,046,306	$298,988,482
Bond Trust	4,280,334,910	2,733,445,265	3,875,461,679	3,206,312,544
Core Bond Trust	5,077,098,134	1,540,894,389	5,093,993,379	1,605,828,672
Global Bond Trust	32,130,001	334,337,010	115,389,091	393,620,886
High Yield Trust	—	147,727,254	—	141,943,505
Investment Quality Bond Trust	32,104,734	184,145,039	16,720,169	191,078,089
New Income Trust	117,687,858	575,924,538	161,516,116	581,438,556
Short Term Government Income Trust	34,042,021	209,025,935	26,359,239	203,610,285
Strategic Income Opportunities Trust	—	264,370,306	—	242,317,996
Total Bond Market B Trust	228,425,930	164,868,335	193,546,149	134,160,047
Ultra Short Term Bond Trust	147,919,375	143,838,362	118,011,035	137,174,225

8.  INVESTMENT BY AFFILIATED FUNDS Certain investors in the portfolios are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of each portfolio’s net assets. The following affiliated portfolios owned 5% or more of the portfolio’s net assets:

Portfolio	Affiliated Concentration
Bond Trust	91.8%
Core Bond Trust	63.0%
Global Bond Trust	63.2%
New Income Trust	100.0%
Short Term Government Income Trust	37.3%

9.  INTERFUND TRADING The portfolios are permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or

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sale of securities by the portfolios from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2016, the portfolios engaged in securities purchases and sales with affiliated funds, some of which have different fiscal reporting periods, as follows:

Portfolio	Purchases	Sales
Active Bond Trust	$73,824	$61,592,889
Global Bond Trust	18,668,917	31,403,312

10.  REORGANIZATIONS

On April 14, 2016, the shareholders of Real Return Bond Trust (the Acquired portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the Bond Trust (the Acquiring portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired portfolio in exchange for shares of the Acquiring portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired portfolio; and (c) the distribution to Acquired portfolio’s shareholders of such Acquiring portfolio’s shares. The reorganization was intended to consolidate the Acquired portfolio with a portfolio with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring portfolios are the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired portfolio or their shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 29, 2016. The following outlines the reorganization:

Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Depreciation of the Acquired Portfolio Investment	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Bond Trust	Real Return Bond Trust	$62,114,922	($572,777)	5,556,689	4,522,641	$9,007,220,700	$9,069,335,622

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired portfolio that have been included in the Acquiring portfolio’s Statement of operations at December 31, 2016. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

On April 14, 2016, the shareholders of Money Market Trust B (the Acquired portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the Money Market Trust (the Acquiring portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired portfolio in exchange for shares of the Acquiring portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired portfolio; and (c) the distribution to Acquired portfolio’s shareholders of such Acquiring portfolio’s shares. The reorganization was intended to consolidate the Acquired portfolio with a portfolio with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired portfolio or its shareholders. Thus, the investments were transferred to the Acquiring portfolio at the Acquired portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on April 29, 2016. The following outlines the reorganization:

Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Appreciation of the Acquired Portfolio Investment	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Money Market Trust	Money Market Trust B	$401,438,296	—	401,438,296	401,438,296	$1,988,580,331	$2,390,018,627

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired portfolio that have been included in the Acquiring portfolio’s Statement of operations at December 31, 2016. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisition had been completed on January 1, 2016, the beginning of the reporting period; the combined portfolio’s pro forma results of operations for the year ended December 31, 2016 are as follows:

Net investment income	$1,851,810
Net realized and unrealized gain (loss)	43,622
Increase in net assets from operations	$1,895,432

Fiscal year ended December 31, 2015 portfolio merger.  On April 14, 2015, the shareholders of Total Return Trust (the Acquired portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the Core Bond Trust (the Acquiring portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired portfolio in exchange for shares of the Acquiring portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired portfolio; and (c) the distribution to Acquired portfolio’s shareholders of such

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Acquiring portfolio’s shares. The reorganization was intended to consolidate the Acquired portfolio with a portfolio with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization did not qualify as a tax-free reorganization for federal income tax purposes; however, it is not expected to be a taxable event for variable contract owners. Thus, the investments were transferred to the Acquiring portfolio at market value. All distributable amounts of net income and realized gains from the Acquired portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on April 24, 2015. The following outlines the reorganization:

Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Core Bond Trust	Total Return Trust	$513,006,633	44,226,144	38,103,986	$1,012,403,433	$1,525,410,066

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired portfolio that have been included in the Acquiring portfolio’s Statement of operations at December 31, 2015. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

11.  OTHER MATTERS The Trust and New Income Trust (the portfolio), have been named as defendants in a number of adversary proceedings in state and federal courts across the country arising out of an $8 billion leveraged buyout (“LBO”) transaction in 2007 whereby the Tribune Company (“Tribune”) converted to a privately held company. In Kirchner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons Action”), the plaintiff alleges that Tribune insiders and shareholders were overpaid for their Tribune stock and is attempting to obtain from former shareholders the proceeds received in connection with the LBO. This claim was brought as a putative defendant class action that names certain shareholders as representatives of a potential class comprised of all Tribune shareholders that tendered their shares in the LBO and received proceeds as a result, including certain John Hancock mutual funds. Certain John Hancock mutual funds received a total of approximately $49 million in connection with the LBO. In addition, a group of Tribune creditors filed fifty-three actions in various state and federal courts against former Tribune shareholders asserting state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC Actions”). The FitzSimons Action and the SLCFC Actions have been consolidated with the majority of the other LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litigation, No. 11-md-2696 (S.D.N.Y.).

On September 23, 2013, the District Court granted defendants’ omnibus motion to dismiss the SLCFC Actions, concluding that the creditors lacked standing. Plaintiffs appealed to the U.S. Court of Appeals for the Second Circuit, and on March 29, 2016, the Second Circuit affirmed the dismissal of the state law constructive fraudulent transfer claims alleged in the SLCFC Actions. The Second Circuit concluded that the creditors had standing to pursue the claims, but that the claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On September 9, 2016, Plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court, challenging the Second Circuit’s decision. The shareholder defendants filed a joint brief in opposition to the petition for writ of certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari. Separately, in the FitzSimons Action, the shareholder defendants moved to dismiss the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. Federal law. On January 6, 2017, the U.S. District Court for the Southern District of New York granted the shareholder Defendants’ motion to dismiss the international fraudulent conveyance claim. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. The Court has not yet ruled on that request.

At this time, the portfolio cannot predict the outcome of these proceedings. If the proceeding were to be decided in a manner adverse to the portfolio or if the portfolio enters into a settlement agreement with the plaintiffs, the payment of such judgement or settlement could have an adverse effect on the portfolio’s net asset value.

In addition, in or around May 2015, certain John Hancock Funds were served with a complaint brought by the Motors Liquidation Avoidance Action Trust (the “Motors Trust”). The original defendant, JHVIT U.S. High Yield Bond Trust, merged into High Yield Trust on November 5, 2010. The complaint seeks disgorgement of certain amounts paid to the Term Loan Lenders as holders of indebtedness issued by General Motors pursuant to a $1.5 billion term loan, dated as of November 29, 2006 (as amended, the “Term Loan”) and argues that because certain of the collateral securing the Term Loan was allegedly released, the Term Loan is undersecured. The total amount at issue for High Yield Trust is approximately $9 million. The John Hancock Funds have joined a group of defendants represented by the law firm Kasowitz, Benson, Torres & Friedman LLP (the “Joint Defense Group”), and, through counsel, have been vigorously defending the action. Additionally, the John Hancock Funds have brought cross-claims against JPMorgan Chase Bank N.A. (“JPMorgan”) related to JPMorgan’s actions as administrative agent of the Term Loan.

The Joint Defense Group is currently preparing for a forthcoming trial on the value of the remaining collateral, which will commence on April 24, 2017. The trial will focus on 40 representative assets (the “Representative Assets”), and address, inter alia: (1) whether the Representative Assets are fixtures and thus constitute the Term Loan Lenders’ remaining collateral, and (2) the value of, and the valuation methodology that should apply in valuing, each of the Representative Assets. After a decision on the Representative Assets is reached, the parties anticipate engaging in mediation to try and extrapolate the Bankruptcy Court’s decision to each asset that may constitutes the Term Loan Lenders’ remaining collateral. With respect to the Hancock Funds’ cross-claims against JPMorgan, limited discovery is currently ongoing and dispositive motions on the cross-claims are not expected until after the mediation following the Representative Assets’ trial concludes.

The High Yield Trust cannot predict the outcome of these proceedings. If the proceeding were to be decided in a manner adverse to the High Yield Trust, or if the High Yield Trust enters into a settlement agreement with the plaintiffs, the payment of such judgement or settlement could have an adverse effect on the High Yield Trust’s net asset value.

12.  NEW RULE ISSUANCE In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

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Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of John Hancock Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Active Bond Trust, Bond Trust, Core Bond Trust, Global Bond Trust, High Yield Trust, Investment Quality Bond Trust, Money Market Trust, New Income Trust, Short Term Government Income Trust, Strategic Income Opportunities Trust, Total Bond Market Trust B, Ultra Short Term Bond Trust, each a portfolio of John Hancock Variable Insurance Trust (the “Trust”) as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers, and agent banks, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 27, 2017

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Trustees and officers information

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Hassell H. McClellan Born: 1945	Trustee (since 2005) and Chairperson of the Board (since 2017)
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis[2] Born: 1941	Trustee (since 1988)
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess[2] Born: 1942	Trustee (since 2005)
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Theron S. Hoffman[2] Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates Born: 1946	Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000–2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998–2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee (since 2015) and Chairperson of the Board (2015–2016), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012–2016), John Hancock retail funds[3]; Trustee (2005–2006 and since 2012) and Chairperson of the Board (2012–2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005–2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005–2016).

Steven R. Pruchansky Born: 1944	Trustee and Vice Chairperson of the Board (since 2012)
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Gregory A. Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012), and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle Born: 1959	Non-Independent Trustee (since 2015)
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005–2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005–2010; 2012–2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005–2014 and since 2015).

Craig Bromley Born: 1966	Non-Independent Trustee (since 2012)
President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General Manager, U. S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife (Japan)) (2005–2012, including prior positions). Trustee, John Hancock retail funds[3], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson Born: 1955	Non-Independent Trustee (since 2012)
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds[3], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Trustees and officers information

Principal officers who are not Trustees

Name, Year of Birth	Position with the Trust	Principal Occupation(s) During Past Five Years
Andrew G. Arnott Born: 1971	President (since 2014)
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds[3], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello Born: 1955	Senior Vice President, Secretary, and Chief Legal Officer (since 2014)
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds[3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds[3], John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds[3], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone Born: 1965	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007–2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.
2	Member of the Audit Committee.
3	“John Hancock retail funds” currently is comprised of John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds. The information for the John Hancock retail funds category relates to service as a Trustee or Officer of any of these funds for the stated period.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

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For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at sec.gov.

PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust’s Form N-Q is available electronically on the SEC website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

91

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444

Management of the trust

Trustees
Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson***
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham**
Grace K. Fey**,#
Theron S. Hoffman*
Deborah C. Jackson**
James M. Oates***,#
Gregory A. Russo***
Warren A. Thomson†

* Member of the Audit Committee
** Member of the Compliance Committee
*** Member of the Contracts, Legal & Risk Committee
† Non-Independent Trustee
\# Effective 1-1-17

Officers
Andrew G. Arnott, President
John J. Danello, Sr. Vice President, Secretary, and Chief Legal Officer
Francis V. Knox, Jr., Chief Compliance Officer
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer

Investment advisor

John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHTBA 12/16
2/17

1115017: 0217

John Hancock

John Hancock

Variable Insurance Trust

Lifestyle Aggressive MVP

Lifestyle Balanced MVP

Lifestyle Conservative MVP

Lifestyle Growth MVP

Lifestyle Moderate MVP

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Annual Report

December 31, 2016

John Hancock Variable Insurance Trust

Annual report—table of contents

Managers’ commentary and portfolio performance (See below for each portfolio’s page #)	3

Shareholder expense example	9

Portfolio of investments (See below for each portfolio’s page #)	11–14

Statements of assets and liabilities	15

Statements of operations	16

Statements of changes in net assets	17

Financial highlights	18

Notes to financial statements	21

Report of independent registered public accounting firm	33

Trustees and officers information	34

For more information	38

Portfolio	Managers’ commentary and portfolio performance	Portfolio of investments
Lifestyle Aggressive MVP	4	11
Lifestyle Growth MVP	5	11
Lifestyle Balanced MVP	6	12
Lifestyle Moderate MVP	7	12
Lifestyle Conservative MVP	8	13

2

John Hancock Variable Insurance Trust

Managers’ commentary and portfolio performance

Trust performance

In the following pages, we have set forth information regarding the performance of each Lifestyle MVP of John Hancock Variable Insurance Trust (the trust or JHVIT). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance tables

The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the trust. If these were included, performance would be lower.

Graph—change in value of $10,000 investment and comparative indexes

The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10-year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gain distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.

Portfolio managers’ commentary

Finally, we have provided a commentary by the portfolio managers regarding each portfolio’s performance during the year ended December 31, 2016. The views expressed are those of the portfolio managers as of December 31, 2016, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the FDIC; are not deposits or other obligations of, or guaranteed by, banks; and are subject to investment risks, including loss of principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the Trust prospectus.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500 are trademarks of The McGraw-Hill Companies, Inc. Bloomberg Barclays is a registered trademark of Bloomberg LP. Effective August 24, 2016, Bloomberg LP acquired Barclays Risk Analytics and Index Solutions, Ltd. from Barclays PLC. The former Barclay indexes are now co-branded Bloomberg Barclays Indexes. The Lifestyle MVPs are not sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in any Lifestyle MVP.

3

Lifestyle Aggressive MVP

Subadvisors: John Hancock Asset Management a division of Manulife Asset Management (US) LLC (John Hancock Asset Management) (US));John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (John Hancock Asset Management (North America))
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Jeffrey N. Given, CFA, Luning (Gary) Li, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio’s investment objective is to seek long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and primarily invests in equity funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 100%.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
U.S. Large Cap	40.2
Large Blend	23.5
International Large Cap	8.7
Emerging Markets	7.6
U.S. Mid Cap	7.4
International Small Cap	4.7
U.S. Small Cap	4.0
Real Estate	1.9
Small Value	1.0
Total Equity Asset Allocation	99.0
Short-term investments and other	1.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the JHVIT Lifestyle Aggressive MVP Trust Series I shares returned 1.95% and the benchmark, a blend of 70% Russell 3000 Index and 30% MSCI EAFE Index, returned 9.33%.

Environment  >  Although equities posted strong gains over the year, there were a number of macroeconomic challenges during 2016. Fears of a slowing global economy, coupled with falling commodity prices, sent U.S. stocks down through the beginning of February. Equity and commodity markets experienced a V-shape-type recovery, in part due to the Federal Reserve Board’s (Fed) decision to not raise short-term interest rates in March or June, along with lowering expectations for future rate hikes.

Markets again faced uncertainty after the U.K. voted to leave the European Union (Brexit) in late June, which sparked another short-term equity market sell-off. Equities proved resilient once more, as markets continued to post gains in subsequent weeks, led by international developed and emerging markets equities.

Following Donald Trump’s surprise election day victory in November, U.S. equities rallied in the fourth quarter to finish the year up 11.96% (as measured by the S&P 500 Index). Anticipation that a Trump administration will implement fiscal stimulus measures — corporate and personal income tax cuts, along with defense and infrastructure spending — drove the U.S. equity market higher. Stabilization within the Chinese economy, along with improving commodity prices, helped support emerging markets’ economies.

The managed volatility overlay (see below) significantly detracted from the Aggressive MVP Trust’s performance in a sharply rising market. Underweight allocations to mid- and small-cap equities detracted from performance, as those capitalization segments outperformed large caps. Manager selection in certain segments also hurt.

The managed volatility program was introduced in March 2014. The program is managed by the subadviser to the fund, John Hancock Asset Management, and seeks to maintain volatility within a specified range and protect against the risk of a significant equity market decline, adjusting the portfolio’s equity exposure in response to changing market conditions (within prescribed limits). Since the introduction of the program John Hancock Asset Management has used the consulting services of Milliman Financial Risk Management LLC (“Milliman”) to provide various volatility and risk models that John Hancock Asset Management used in managing the program. Effective October 1, 2016 Milliman ceased providing these consulting services to John Hancock Asset Management.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Lifestyle Aggressive MVP Series I	1.95%	7.54%	2.95%	43.83%	33.73%
Lifestyle Aggressive MVP Series II	1.66%	7.33%	2.74%	42.42%	31.06%
Lifestyle Aggressive MVP Series NAV	1.90%	7.59%	3.00%	44.17%	34.35%
S&P 500 Index[2,4]	11.96%	14.66%	6.95%	98.18%	95.72%
Blended Index[3,4]	9.33%	12.39%	5.37%	79.34%	68.71%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	The Blended Index is composed of 70% Russell 3000 Index and 30% MSCI EAFE Index.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

4

Lifestyle Growth MVP

Subadvisors: John Hancock Asset Management (US); John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Jeffrey N. Given, CFA, Luning (Gary) Li, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio’s investment objective is to seek long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and invests in both equity funds and fixed-income funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 77%.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
Large Blend	34.9
U.S. Large Cap	20.1
U.S. Mid Cap	4.0
Emerging Markets	4.0
International Large Cap	3.2
U.S. Small Cap	2.5
International Small Cap	1.9
Small Value	0.6
Total Equity Asset Allocation	71.2

Fixed Income Asset Allocation	% of Total
Intermediate Bond	21.7
Multi-Sector Bond	4.2
Global Bond	1.1
Short-Term Bond	0.4
Total Fixed Income Asset Allocation	27.4

Alternative Asset Allocation	% of Total
Global Conservative Absolute Return	0.4
Short-term investments and other	1.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the JHVIT Lifestyle Growth MVP Trust Series I shares returned 3.34% and the benchmark, a blend of 49% Russell 3000 Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, and 21% MSCI EAFE Index, returned 7.45%.

Environment  >  Although equities posted strong gains over the year, there were a number of macroeconomic challenges during 2016. Fears of a slowing global economy, coupled with falling commodity prices, sent U.S. stocks down through the beginning of February. Equity and commodity markets experienced a V-shape-type recovery, in part due to the Federal Reserve Board’s (Fed) decision to not raise short-term interest rates in March or June, along with lowering expectations for future rate hikes.

Markets again faced uncertainty after the U.K. voted to leave the European Union (Brexit) in late June, which sparked another short-term equity market sell-off. Equities proved resilient once more, as markets continued to post gains in subsequent weeks, led by international developed and emerging markets equities.

Following Donald Trump’s surprise election day victory in November, U.S. equities rallied in the fourth quarter to finish the year up 11.96% (as measured by the S&P 500 Index). Anticipation that a Trump administration will implement fiscal stimulus measures — corporate and personal income tax cuts, along with defense and infrastructure spending — drove the U.S. equity market higher. Stabilization within the Chinese economy, along with improving commodity prices, helped support emerging markets’ economies.

Investment-grade bonds had a mediocre year, capped off by a challenging fourth quarter. U.S. Treasury securities periodically benefited from their status as safe-haven investments, particularly following the uncertainty of Brexit. However, this downward pressure on yields was quickly offset following Mr. Trump’s election victory, which triggered concern for most segments of the U.S. and international fixed-income markets. Prospects of increased fiscal spending, stronger economic growth, and higher inflation prompted expectations that the Fed would take a more aggressive approach to its interest-rate policy in 2017.

The managed volatility overlay (see below) detracted from performance in a sharply rising market. Allocations to mid- and small-cap equities detracted from performance, as those capitalization segments outperformed large caps. Manager selection in certain segments also hurt. Performance was positively affected by an underweight allocation to international developed equities, as well as overweight allocations to emerging markets and U.S. large-capitalization equities. International value, emerging markets, and bond strategies also contributed to performance.

The managed volatility program was introduced in March 2014. The program is managed by the subadviser to the fund, John Hancock Asset Management, and seeks to maintain volatility within a specified range and protect against the risk of a significant equity market decline, adjusting the portfolio’s equity exposure in response to changing market conditions (within prescribed limits). Since the introduction of the program John Hancock Asset Management has used the consulting services of Milliman Financial Risk Management LLC (“Milliman”) to provide various volatility and risk models that John Hancock Asset Management used in managing the program. Effective October 1, 2016 Milliman ceased providing these consulting services to John Hancock Asset Management.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Lifestyle Growth MVP Series I	3.34%	6.49%	3.30%	36.96%	38.39%
Lifestyle Growth MVP Series II	3.15%	6.27%	3.09%	35.51%	35.60%
Lifestyle Growth MVP Series NAV	3.38%	6.54%	3.35%	37.25%	39.02%
S&P 500 Index[2,5]	11.96%	14.66%	6.95%	98.18%	95.72%
Bloomberg Barclays U.S. Aggregate Bond Index[3,5]	2.65%	2.23%	4.34%	11.67%	53.00%
Blended Index[4,5]	7.45%	9.40%	5.37%	56.71%	68.66%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	The Blended Index is composed of 49% Russell 3000 Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, 21% MSCI EAFE Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

5

Lifestyle Balanced MVP

Subadvisors: John Hancock Asset Management (US); John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Jeffrey N. Given, CFA, Luning (Gary) Li, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio’s investment objective is to seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and invests in both equity funds and fixed-income funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 55%.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
Large Blend	24.1
U.S. Large Cap	16.3
U.S. Mid Cap	2.6
International Large Cap	2.3
Emerging Markets	2.3
U.S. Small Cap	1.6
International Small Cap	1.1
Small Value	0.6
Total Equity Asset Allocation	50.9

Fixed Income Asset Allocation	% of Total
Intermediate Bond	37.9
Multi-Sector Bond	7.3
Global Bond	1.9
Short-Term Bond	0.7
Total Fixed Income Asset Allocation	47.8

Alternative Asset Allocation	% of Total
Global Conservative Absolute Return	0.5
Short-term investments and other	0.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the JHVIT Lifestyle Balanced MVP Trust Series I shares returned 4.79% and the benchmark, a blend of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index, and 15% MSCI EAFE Index, returned 6.13%.

Environment  >  Although equities posted strong gains over the year, there were a number of macroeconomic challenges during 2016. Fears of a slowing global economy, coupled with falling commodity prices, sent U.S. stocks down through the beginning of February. Equity and commodity markets experienced a V-shape-type recovery, in part due to the Federal Reserve Board’s (Fed) decision to not raise short-term interest rates in March or June, along with lowering expectations for future rate hikes.

Markets again faced uncertainty after the U.K. voted to leave the European Union (Brexit) in late June, which sparked another short-term equity market sell-off. Equities proved resilient once more, as markets continued to post gains in subsequent weeks, led by international developed and emerging markets equities.

Following Donald Trump’s surprise election day victory in November, U.S. equities rallied in the fourth quarter to finish the year up 11.96% (as measured by the S&P 500 Index). Anticipation that a Trump administration will implement fiscal stimulus measures — corporate and personal income tax cuts, along with defense and infrastructure spending — drove the U.S. equity market higher. Stabilization within the Chinese economy, along with improving commodity prices, helped support emerging markets’ economies.

Investment-grade bonds had a mediocre year, capped off by a challenging fourth quarter. U.S. Treasury securities periodically benefited from their status as safe-haven investments, particularly following the uncertainty of Brexit. However, this downward pressure on yields was quickly offset following Mr. Trump’s election victory, which triggered concern for most segments of the U.S. and international fixed-income markets. Prospects of increased fiscal spending, stronger economic growth, and higher inflation prompted expectations that the Fed would take a more aggressive approach to its interest-rate policy in 2017.

The managed volatility overlay (see below) detracted modestly from performance in a sharply rising market. Allocations to mid- and small-cap equities detracted from performance, as those capitalization segments outperformed large caps. Manager selection in certain segments also hurt. Performance was positively affected by an underweight allocation to international developed equities, as well as overweight allocations to emerging markets and U.S. large-capitalization equities. International value, emerging markets, and bond strategies also contributed to performance.

The managed volatility program was introduced in March 2014. The program is managed by the subadviser to the fund, John Hancock Asset Management, and seeks to maintain volatility within a specified range and protect against the risk of a significant equity market decline, adjusting the portfolio’s equity exposure in response to changing market conditions (within prescribed limits). Since the introduction of the program John Hancock Asset Management has used the consulting services of Milliman Financial Risk Management LLC (“Milliman”) to provide various volatility and risk models that John Hancock Asset Management used in managing the program. Effective October 1, 2016 Milliman ceased providing these consulting services to John Hancock Asset Management.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Lifestyle Balanced MVP Series I	4.79%	6.15%	3.78%	34.78%	44.95%
Lifestyle Balanced MVP Series II	4.61%	5.96%	3.58%	33.54%	42.11%
Lifestyle Balanced MVP Series NAV	4.92%	6.21%	3.84%	35.14%	45.72%
S&P 500 Index[2,5]	11.96%	14.66%	6.95%	98.18%	95.72%
Bloomberg Barclays U.S. Aggregate Bond Index[3,5]	2.65%	2.23%	4.34%	11.67%	53.00%
Blended Index[4,5]	6.13%	7.38%	5.22%	42.75%	66.28%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	The Blended Index is composed of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index, 15% MSCI EAFE Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

6

Lifestyle Moderate MVP

Subadvisors: John Hancock Asset Management (US); John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Jeffrey N. Given, CFA, Luning (Gary) Li, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio’s investment objective is to seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and invests in both equity funds and fixed-income funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 44%.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
Large Blend	20.1
U.S. Large Cap	10.3
U.S. All Cap	3.2
International Large Cap	2.2
U.S. Mid Cap	1.9
Emerging Markets	1.6
U.S. Small Cap	1.3
International Small Cap	0.5
Small Value	0.5
Total Equity Asset Allocation	41.6

Fixed Income Asset Allocation	% of Total
Intermediate Bond	45.4
Multi-Sector Bond	8.6
Global Bond	2.3
Short-Term Bond	0.8
Total Fixed Income Asset Allocation	57.1

Alternative Asset Allocation	% of Total
Global Conservative Absolute Return	0.6
Short-term investments and other	0.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the JHVIT Lifestyle Moderate MVP Trust Series I shares returned 5.29% and the benchmark, a blend of 60% Bloomberg Barclays U.S. Aggregate Bond Index, 28% Russell 3000 Index, and 12% MSCI EAFE Index, returned 5.46%.

Environment  >  Although equities posted strong gains over the year, there were a number of macroeconomic challenges during 2016. Fears of a slowing global economy, coupled with falling commodity prices, sent U.S. stocks down through the beginning of February. Equity and commodity markets experienced a V-shape-type recovery, in part due to the Federal Reserve Board’s (Fed) decision to not raise short-term interest rates in March or June, along with lowering expectations for future rate hikes.

Markets again faced uncertainty after the U.K. voted to leave the European Union (Brexit) in late June, which sparked another short-term equity market sell-off. Equities proved resilient once more, as markets continued to post gains in subsequent weeks, led by international developed and emerging markets equities.

Following Donald Trump’s surprise election day victory in November, U.S. equities rallied in the fourth quarter to finish the year up 11.96% (as measured by the S&P 500 Index). Anticipation that a Trump administration will implement fiscal stimulus measures — corporate and personal income tax cuts, along with defense and infrastructure spending — drove the U.S. equity market higher. Stabilization within the Chinese economy, along with improving commodity prices, helped support emerging markets’ economies.

Investment-grade bonds had a mediocre year, capped off by a challenging fourth quarter. U.S. Treasury securities periodically benefited from their status as safe-haven investments, particularly following the uncertainty of Brexit. However, this downward pressure on yields was quickly offset following Mr. Trump’s election victory, which triggered concern for most segments of the U.S. and international fixed-income markets. Prospects of increased fiscal spending, stronger economic growth, and higher inflation prompted expectations that the Fed would take a more aggressive approach to its interest-rate policy in 2017.

Allocations to mid- and small-cap equities detracted from performance, as those capitalization segments outperformed large caps. Manager selection in certain segments also hurt. The volatility overlay (see below) had a slight positive impact on performance, enabling the Moderate MVP Trust to eke some benefit from the sharply rising market. Performance was positively affected by an underweight allocation to international developed equities, as well as overweight allocations to emerging markets and U.S. large-capitalization equities. International value, emerging markets, and bond strategies also contributed to performance.

The managed volatility program was introduced in March 2014. The program is managed by the subadviser to the fund, John Hancock Asset Management, and seeks to maintain volatility within a specified range and protect against the risk of a significant equity market decline, adjusting the portfolio’s equity exposure in response to changing market conditions (within prescribed limits). Since the introduction of the program John Hancock Asset Management has used the consulting services of Milliman Financial Risk Management LLC (“Milliman”) to provide various volatility and risk models that John Hancock Asset Management used in managing the program. Effective October 1, 2016 Milliman ceased providing these consulting services to John Hancock Asset Management.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Lifestyle Moderate MVP Series I	5.29%	5.96%	4.37%	33.55%	53.38%
Lifestyle Moderate MVP Series II	5.12%	5.74%	4.16%	32.22%	50.33%
Lifestyle Moderate MVP Series NAV	5.25%	5.99%	4.41%	33.74%	54.00%
S&P 500 Index[2,5]	11.96%	14.66%	6.95%	98.18%	95.72%
Bloomberg Barclays U.S. Aggregate Bond Index[3,5]	2.65%	2.23%	4.34%	11.67%	53.00%
Blended Index[4,5]	5.46%	6.36%	5.10%	36.09%	64.43%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	The Blended Index is composed of 60% Bloomberg Barclays U.S. Aggregate Bond Index, 28% Russell 3000 Index, 12% MSCI EAFE Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

7

Lifestyle Conservative MVP

Subadvisors: John Hancock Asset Management (US); John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Jeffrey N. Given, CFA, Luning (Gary) Li, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio’s investment objective is to seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and invests in both equity funds and fixed-income funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 22%.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
Large Blend	9.4
U.S. Large Cap	5.3
U.S. All Cap	2.1
International Large Cap	1.2
Emerging Markets	0.7
U.S. Mid Cap	0.6
U.S. Small Cap	0.5
International Small Cap	0.3
Small Value	0.2
Total Equity Asset Allocation	20.3

Fixed Income Asset Allocation	% of Total
Intermediate Bond	61.8
Multi-Sector Bond	12.1
Global Bond	3.3
Short-Term Bond	1.1
Total Fixed Income Asset Allocation	78.3

Alternative Asset Allocation	% of Total
Global Conservative Absolute Return	0.8
Short-term investments and other	0.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2016, the JHVIT Lifestyle Conservative MVP Trust Series I shares returned 4.58% and the benchmark, a blend of 80% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index, and 6% MSCI EAFE Index, returned 4.07%.

Environment  >  Although equities posted strong gains over the year, there were a number of macroeconomic challenges during 2016. Fears of a slowing global economy, coupled with falling commodity prices, sent U.S. stocks down through the beginning of February. Equity and commodity markets experienced a V-shape-type recovery, in part due to the Federal Reserve Board’s (Fed) decision to not raise short-term interest rates in March or June, along with lowering expectations for future rate hikes.

Markets again faced uncertainty after the U.K. voted to leave the European Union (Brexit) in late June, which sparked another short-term equity market sell-off. Equities proved resilient once more, as markets continued to post gains in subsequent weeks, led by international developed and emerging markets equities.

Following Donald Trump’s surprise election day victory in November, U.S. equities rallied in the fourth quarter to finish the year up 11.96% (as measured by the S&P 500 Index). Anticipation that a Trump administration will implement fiscal stimulus measures — corporate and personal income tax cuts, along with defense and infrastructure spending — drove the U.S. equity market higher. Stabilization within the Chinese economy, along with improving commodity prices, helped support emerging markets’ economies.

Investment-grade bonds had a mediocre year, capped off by a challenging fourth quarter. U.S. Treasury securities periodically benefited from their status as safe-haven investments, particularly following the uncertainty of Brexit. However, this downward pressure on yields was quickly offset following Mr. Trump’s election victory, which triggered concern for most segments of the U.S. and international fixed-income markets. Prospects of increased fiscal spending, stronger economic growth, and higher inflation prompted expectations that the Fed would take a more aggressive approach to its interest-rate policy in 2017.

Allocations to mid- and small-cap equities detracted from performance, as those capitalization segments outperformed large caps. Manager selection in certain segments also hurt. The volatility overlay (see below) had a small positive impact on performance, enabling the Conservative MVP Trust to eke some benefit from the sharply rising market. Performance was positively affected by an underweight allocation to international developed equities, as well as overweight allocations to emerging markets and U.S. large-capitalization equities. International value, emerging markets, and bond strategies also contributed to performance.

The managed volatility program was introduced in March 2014. The program is managed by the subadviser to the fund, John Hancock Asset Management, and seeks to maintain volatility within a specified range and protect against the risk of a significant equity market decline, adjusting the portfolio’s equity exposure in response to changing market conditions (within prescribed limits). Since the introduction of the program John Hancock Asset Management has used the consulting services of Milliman Financial Risk Management LLC (“Milliman”) to provide various volatility and risk models that John Hancock Asset Management used in managing the program. Effective October 1, 2016 Milliman ceased providing these consulting services to John Hancock Asset Management.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2016	1-year	5-year	10-year	5-year	10-year
Lifestyle Conservative MVP Series I	4.58%	4.37%	4.31%	23.86%	52.55%
Lifestyle Conservative MVP Series II	4.31%	4.16%	4.11%	22.58%	49.54%
Lifestyle Conservative MVP Series NAV	4.53%	4.41%	4.36%	24.11%	53.22%
S&P 500 Index[2,5]	11.96%	14.66%	6.95%	98.18%	95.72%
Bloomberg Barclays U.S. Aggregate Bond Index[3,5]	2.65%	2.23%	4.34%	11.67%	53.00%
Blended Index[4,5]	4.07%	4.30%	4.78%	23.45%	59.47%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	The Blended Index is composed of 80% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index, 6% MSCI EAFE Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

8

John Hancock Variable Insurance Trust

Shareholder expense example

As a shareholder of a John Hancock Variable Insurance Trust Lifestyle MVP, you incur ongoing costs, such as management fees, distribution and service (Rule 12b-1) fees and other expenses. In addition to the operating expenses which the portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the affiliated underlying funds in which the portfolio invests. Because the affiliated underlying funds have varied operating expenses and transaction costs and the portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2016 through December 31, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2016	Ending Account Value 12/31/2016	Expenses Paid During Period[1] 7/1/2016– 12/31/2016	Annualized Expense Ratio[2]
Lifestyle Aggressive MVP
Series I — Actual	$1,000.00	$1,052.50	$0.52	0.10%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.51	0.10%
Series II — Actual	1,000.00	1,050.60	1.55	0.30%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.53	0.30%
Series NAV — Actual	1,000.00	1,051.90	0.26	0.05%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.25	0.05%
Lifestyle Growth MVP
Series I — Actual	$1,000.00	$1,036.50	$0.51	0.10%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.51	0.10%
Series II — Actual	1,000.00	1,035.40	1.53	0.30%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.53	0.30%
Series NAV — Actual	1,000.00	1,036.20	0.26	0.05%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.25	0.05%
Lifestyle Balanced MVP
Series I — Actual	$1,000.00	$1,023.70	$0.51	0.10%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.51	0.10%
Series II — Actual	1,000.00	1,022.60	1.53	0.30%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.53	0.30%
Series NAV — Actual	1,000.00	1,024.10	0.25	0.05%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.25	0.05%

9

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2016	Ending Account Value 12/31/2016	Expenses Paid During Period[1] 7/1/2016– 12/31/2016	Annualized Expense Ratio[2]
Lifestyle Moderate MVP
Series I — Actual	$1,000.00	$1,019.00	$0.46	0.09%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.46	0.09%
Series II — Actual	1,000.00	1,018.00	1.47	0.29%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.48	0.29%
Series NAV — Actual	1,000.00	1,017.80	0.20	0.04%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.20	0.04%
Lifestyle Conservative MVP
Series I — Actual	$1,000.00	$1,002.60	$0.45	0.09%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.46	0.09%
Series II — Actual	1,000.00	1,001.50	1.46	0.29%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.48	0.29%
Series NAV — Actual	1,000.00	1,002.20	0.20	0.04%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.20	0.04%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 366 (to reflect the one-half year period).

[2]	The portfolios’ expense ratios do not include fees and expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios. The range of expense ratios of the underlying funds held by the portfolios was as follows:

Period Ended	Lifestyle Aggressive MVP	Lifestyle Growth MVP	Lifestyle Balanced MVP	Lifestyle Conservative MVP	Lifestyle Moderate MVP
12/31/2016	0.53%–1.16%	0.53%–1.16%	0.53%–1.16%	0.53%–1.16%	0.53%–1.16%

10

John Hancock Variable Insurance Trust

Portfolio of investments — December 31, 2016 (showing percentage of total net assets)

Lifestyle Aggressive MVP

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 99.0%
Equity - 99.0%
All Cap Core, Series NAV (QS Investors)	20,161	$608,864
Alpha Opportunities, Series NAV (Wellington)	481,717	4,884,611
Blue Chip Growth, Series NAV (T. Rowe Price)	801,023	21,988,075
Capital Appreciation, Series NAV (Jennison)	1,810,610	21,202,246
Emerging Markets Equity, Class NAV (JHAM) (A)(1)	745,486	6,470,819
Emerging Markets Value, Series NAV (DFA)	2,509,188	20,399,696
Equity Income, Series NAV (T. Rowe Price)	2,200,089	36,543,484
Fundamental Large Cap Value, Class NAV (JHAM) (A)(1)	2,783,466	37,632,461
International Growth Opportunities, Class NAV (Baillie Gifford)	444,162	5,383,240
International Growth Stock, Series NAV (Invesco)	1,087,852	16,796,437
International Growth, Class NAV (Wellington)	146,354	2,976,850
International Value Equity, Class NAV (JHAM) (A)(1)	740,225	5,551,685
International Value, Series NAV (Templeton)	1,825,027	22,539,084
Mid Cap Stock, Series NAV (Wellington)	838,490	11,998,791
Mid Value, Series NAV (T. Rowe Price)	1,056,177	12,209,410
Multifactor Large Cap ETF (DFA)	143,309	4,164,560
Multifactor Mid Cap ETF (DFA)	72,509	2,081,008
Real Estate Securities, Series NAV (Deutsche)	359,905	6,672,643
Small Cap Growth, Series NAV (Wellington)	423,787	3,428,436
Small Cap Opportunities, Series NAV (DFA/Invesco)	140,314	4,335,709
Small Cap Value, Series NAV (Wellington)	170,109	3,647,135
Small Company Growth, Series NAV (Invesco)	131,528	3,375,019
Small Company Value, Series NAV (T. Rowe Price)	145,758	3,206,678
Strategic Equity Allocation, Series NAV (JHAM) (A)(1)	4,365,635	73,604,613
Strategic Growth, Class NAV (JHAM) (A)(1)	1,349,154	21,046,809
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $352,340,848)		$352,748,363
SHORT-TERM INVESTMENTS - 0.6%
Commercial paper - 0.1%
Caterpillar, Inc. 0.750%, 01/11/2017*	$205,000	204,957
U.S. Government - 0.5%
U.S. Treasury Notes
0.500%, 04/30/2017	400,000	399,974
0.625%, 05/31/2017	400,000	400,032
0.750%, 03/15/2017	500,000	500,283
0.875%, 02/28/2017	250,000	250,168
3.125%, 01/31/2017	500,000	501,052
TOTAL SHORT-TERM INVESTMENTS (Cost $2,262,886)		$2,256,466
Total Investments (Lifestyle Aggressive MVP) (Cost $354,603,734) - 99.6%		$355,004,829
Other assets and liabilities, net - 0.4%		1,433,653
TOTAL NET ASSETS - 100.0%		$356,438,482

Lifestyle Growth MVP

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 99.0%
Equity - 71.2%
All Cap Core, Series NAV (QS Investors)	1,903,279	$57,479,014
Alpha Opportunities, Series NAV (Wellington)	7,419,143	75,230,108
Blue Chip Growth, Series NAV (T. Rowe Price)	10,448,201	286,803,123
Capital Appreciation, Series NAV (Jennison)	23,236,497	272,099,382
Emerging Markets Equity, Class NAV (JHAM) (A)(1)	7,971,474	69,192,391
Emerging Markets Value, Series NAV (DFA)	38,218,466	310,716,125
Equity Income, Series NAV (T. Rowe Price)	29,377,976	487,968,188
Fundamental Large Cap Value, Class NAV (JHAM) (A)(1)	31,549,598	426,550,560
International Growth Opportunities, Class NAV (Baillie Gifford)	6,088,852	73,796,888
International Growth Stock, Series NAV (Invesco)	11,798,021	182,161,450
International Growth, Class NAV (Wellington)	1,109,204	22,561,217
International Value Equity, Class NAV (JHAM) (A)(1)	768,037	5,760,277
International Value, Series NAV (Templeton)	22,399,006	276,627,721
Mid Cap Stock, Series NAV (Wellington)	10,905,137	156,052,516
Mid Value, Series NAV (T. Rowe Price)	14,775,693	170,807,015
Multifactor Large Cap ETF (DFA)	3,839,096	111,564,130
Multifactor Mid Cap ETF (DFA)	1,948,371	55,918,248
Small Cap Growth, Series NAV (Wellington)	7,346,453	59,432,805
Small Cap Opportunities, Series NAV (DFA/Invesco)	1,806,238	55,812,752
Small Cap Value, Series NAV (Wellington)	2,800,300	60,038,440
Small Company Growth, Series NAV (Invesco)	2,341,819	60,091,078
Small Company Value, Series NAV (T. Rowe Price)	2,748,843	60,474,535
Strategic Equity Allocation, Series NAV (JHAM) (A)(1)	188,356,401	3,175,688,927
Strategic Growth, Class NAV (JHAM) (A)(1)	17,778,312	277,341,673
Fixed income - 27.4%
Bond, Series NAV (JHAM) (A)(1)	123,877,002	1,648,802,891
Core Bond, Series NAV (Wells Capital)	17,606,400	229,411,396
Global Bond, Series NAV (PIMCO) (I)	8,706,952	105,528,260
New Income, Series NAV (T. Rowe Price)	31,711,348	397,660,304
Short Term Government Income, Series NAV (JHAM) (A)(1)	2,676,619	32,440,617
Total Return, Class NAV (PIMCO)	14,557,479	192,741,026
Alternative - 0.4%
Global Conservative Absolute Return, Class NAV (Standard Life)	4,193,213	39,122,674
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $8,899,147,851)		$9,435,875,731
SHORT-TERM INVESTMENTS - 0.6%
Commercial paper - 0.2%
BMW US Capital LLC 0.600%, 01/11/2017*	$4,520,000	4,519,246
CAFCO LLC 0.500%, 01/03/2017*	4,500,000	4,499,875
Caterpillar, Inc. 0.750%, 01/11/2017*	4,658,000	4,657,030
Eli Lilly & Company 0.560%, 01/09/2017*	2,050,000	2,049,745
Manhattan Asset Funding Company LLC 0.780%, 01/09/2017*	3,590,000	3,589,457

11

The accompanying notes are an integral part of the financial statements.

Lifestyle Growth MVP (continued)

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS - (continued)
U.S. Government - 0.3%
U.S. Treasury Notes
0.500%, 04/30/2017	$9,000,000	$8,999,406
0.625%, 05/31/2017	10,000,000	10,000,790
0.750%, 03/15/2017	10,000,000	10,005,660
0.875%, 02/28/2017	2,400,000	2,401,608
Money market funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.4218% (Y)	3,992,645	3,992,645
TOTAL SHORT-TERM INVESTMENTS (Cost $54,720,319)		$54,715,462
Total Investments (Lifestyle Growth MVP) (Cost $8,953,868,170) - 99.6%		$9,490,591,193
Other assets and liabilities, net - 0.4%		39,524,428
TOTAL NET ASSETS - 100.0%		$9,530,115,621

Lifestyle Balanced MVP

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 99.2%
Equity - 50.9%
All Cap Core, Series NAV (QS Investors)	1,462,552	$44,169,063
Alpha Opportunities, Series NAV (Wellington)	4,055,608	41,123,861
Blue Chip Growth, Series NAV (T. Rowe Price)	7,097,372	194,822,849
Capital Appreciation, Series NAV (Jennison)	16,075,360	188,242,462
Emerging Markets Equity, Class NAV (JHAM) (A)(1)	3,350,163	29,079,417
Emerging Markets Value, Series NAV (DFA)	18,161,765	147,655,153
Equity Income, Series NAV (T. Rowe Price)	20,154,140	334,760,271
Fundamental Large Cap Value, Class NAV (JHAM) (A)(1)	17,396,753	235,204,101
International Growth Opportunities, Class NAV (Baillie Gifford)	3,200,798	38,793,675
International Growth Stock, Series NAV (Invesco)	5,775,487	89,173,512
International Growth, Class NAV (Wellington)	1,670,511	33,978,194
International Value Equity, Class NAV (JHAM) (A)(1)	33,167	248,755
International Value, Series NAV (Templeton)	11,978,175	147,930,458
Mid Cap Stock, Series NAV (Wellington)	5,523,812	79,045,755
Mid Value, Series NAV (T. Rowe Price)	6,960,864	80,467,589
Multifactor Large Cap ETF (DFA)	3,147,462	91,465,246
Multifactor Mid Cap ETF (DFA)	1,604,590	46,051,733
Small Cap Growth, Series NAV (Wellington)	5,417,312	43,826,054
Small Cap Value, Series NAV (Wellington)	2,046,712	43,881,500
Small Company Growth, Series NAV (Invesco)	1,589,520	40,787,085
Small Company Value, Series NAV (T. Rowe Price)	1,999,975	43,999,459
Strategic Equity Allocation, Series NAV (JHAM) (A)(1)	107,671,374	1,815,339,359
Strategic Growth, Class NAV (JHAM) (A)(1)	12,340,103	192,505,609
Fixed income - 47.8%
Bond, Series NAV (JHAM) (A)(1)	178,615,107	2,377,367,079
Core Bond, Series NAV (Wells Capital)	24,774,545	322,812,324
Global Bond, Series NAV (PIMCO) (I)	12,395,666	150,235,469
New Income, Series NAV (T. Rowe Price)	46,049,950	577,466,371

Lifestyle Balanced MVP (continued)

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES - (continued)
Fixed income - (continued)
Short Term Government Income, Series NAV (JHAM) (A)(1)	4,453,204	$53,972,831
Total Return, Class NAV (PIMCO)	21,073,796	279,017,066
Alternative - 0.5%
Global Conservative Absolute Return, Class NAV (Standard Life)	3,911,855	36,497,607
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $7,605,514,498)		$7,799,919,907
SHORT-TERM INVESTMENTS - 0.5%
Commercial paper - 0.2%
BMW US Capital LLC 0.600%, 01/11/2017*	$3,315,000	3,314,448
CAFCO LLC 0.500%, 01/03/2017*	5,000,000	4,999,861
Caterpillar, Inc. 0.750%, 01/11/2017*	3,416,000	3,415,288
Manhattan Asset Funding Company LLC 0.780%, 01/09/2017*	2,840,000	2,839,570
U.S. Government - 0.3%
U.S. Treasury Notes
0.625%, 05/31/2017	6,000,000	6,000,474
0.750%, 03/15/2017	3,000,000	3,001,698
0.875%, 02/28/2017	5,000,000	5,003,350
3.125%, 01/31/2017	9,000,000	9,018,962
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.4218% (Y)	2,519,827	2,519,827
TOTAL SHORT-TERM INVESTMENTS (Cost $40,230,797)		$40,113,478
Total Investments (Lifestyle Balanced MVP) (Cost $7,645,745,295) - 99.7%		$7,840,033,385
Other assets and liabilities, net - 0.3%		25,975,741
TOTAL NET ASSETS - 100.0%		$7,866,009,126

Lifestyle Moderate MVP

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 99.3%
Equity - 41.6%
Alpha Opportunities, Series NAV (Wellington)	654,132	$6,632,900
Blue Chip Growth, Series NAV (T. Rowe Price)	1,917,916	52,646,786
Capital Appreciation, Series NAV (Jennison)	4,149,748	48,593,545
Emerging Markets Equity, Class NAV (JHAM) (A)(1)	1,071,360	9,299,403
Emerging Markets Value, Series NAV (DFA)	3,431,244	27,896,011
Equity Income, Series NAV (T. Rowe Price)	5,366,597	89,139,182
Fundamental All Cap Core, Series NAV (JHAM) (A)(1)	4,789,453	75,960,729
International Growth Opportunities, Class NAV (Baillie Gifford)	35,054	424,857
International Growth Stock, Series NAV (Invesco)	798,753	12,332,747
International Growth, Class NAV (Wellington)	292,602	5,951,517
International Value Equity, Class NAV (JHAM) (A)(1)	29,319	219,896
International Value, Series NAV (Templeton)	3,608,905	44,569,979
Mid Cap Stock, Series NAV (Wellington)	1,502,736	21,504,158

12

The accompanying notes are an integral part of the financial statements.

Lifestyle Moderate MVP (continued)

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES - (continued)
Equity - (continued)
Mid Value, Series NAV (T. Rowe Price)	1,957,536	$22,629,115
Small Cap Growth, Series NAV (Wellington)	1,356,072	10,970,621
Small Cap Value, Series NAV (Wellington)	522,445	11,201,219
Small Company Growth, Series NAV (Invesco)	353,246	9,064,297
Small Company Value, Series NAV (T. Rowe Price)	506,170	11,135,735
Strategic Equity Allocation, Series NAV (JHAM) (A)(1)	27,509,179	463,804,754
Strategic Growth, Class NAV (JHAM) (A)(1)	3,183,437	49,661,626
Fixed income - 57.1%
Bond, Series NAV (JHAM) (A)(1)	63,795,751	849,121,440
Core Bond, Series NAV (Wells Capital)	8,948,073	116,593,397
Global Bond, Series NAV (PIMCO) (I)	4,503,714	54,585,012
New Income, Series NAV (T. Rowe Price)	16,108,001	201,994,329
Short Term Government Income, Series NAV (JHAM) (A)(1)	1,505,737	18,249,537
Total Return, Class NAV (PIMCO)	7,402,778	98,012,787
Alternative - 0.6%
Global Conservative Absolute Return, Class NAV (Standard Life)	1,523,415	14,213,463
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $2,294,781,057)		$2,326,409,042
SHORT-TERM INVESTMENTS - 0.5%
Commercial paper - 0.1%
BMW US Capital LLC 0.600%, 01/11/2017*	$985,000	984,836
Caterpillar, Inc. 0.750%, 01/11/2017*	1,017,000	1,016,788
Manhattan Asset Funding Company LLC 0.780%, 01/09/2017*	930,000	929,859
U.S. Government - 0.3%
U.S. Treasury Notes
0.500%, 04/30/2017	1,500,000	1,499,901
0.625%, 05/31/2017	2,000,000	2,000,157
0.750%, 03/15/2017	1,300,000	1,300,736
3.125%, 01/31/2017	1,000,000	1,002,107
Money market funds - 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.4218 (Y)	2,941,546	2,941,546
TOTAL SHORT-TERM INVESTMENTS (Cost $11,687,252)		$11,675,930
Total Investments (Lifestyle Moderate MVP) (Cost $2,306,468,309) - 99.8%		$2,338,084,972
Other assets and liabilities, net - 0.2%		3,731,525
TOTAL NET ASSETS - 100.0%		$2,341,816,497

Lifestyle Conservative MVP

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 99.4%
Equity - 20.3%
Blue Chip Growth, Series NAV (T. Rowe Price)	667,817	$18,331,569
Capital Appreciation, Series NAV (Jennison)	1,282,806	15,021,654
Emerging Markets Equity, Class NAV (JHAM) (A)(1)	260,759	2,263,384
Emerging Markets Value, Series NAV (DFA)	967,187	7,863,233
Equity Income, Series NAV (T. Rowe Price)	1,789,757	29,727,860

Lifestyle Conservative MVP (continued)

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES - (continued)
Equity - (continued)
Fundamental All Cap Core, Series NAV (JHAM) (A)(1)	1,906,760	$30,241,215
International Growth Opportunities, Class NAV (Baillie Gifford)	197,913	2,398,702
International Growth Stock, Series NAV (Invesco)	279,832	4,320,603
International Growth, Class NAV (Wellington)	48,767	991,920
International Value Equity, Class NAV (JHAM) (A)(1)	16,584	124,378
International Value, Series NAV (Templeton)	1,343,030	16,586,421
Mid Cap Stock, Series NAV (Wellington)	291,372	4,169,537
Mid Value, Series NAV (T. Rowe Price)	364,746	4,216,463
Small Cap Growth, Series NAV (Wellington)	379,621	3,071,136
Small Cap Value, Series NAV (Wellington)	140,987	3,022,756
Small Company Growth, Series NAV (Invesco)	94,245	2,418,339
Small Company Value, Series NAV (T. Rowe Price)	111,552	2,454,133
Strategic Equity Allocation, Series NAV (JHAM) (A)(1)	8,102,343	136,605,505
Strategic Growth, Class NAV (JHAM) (A)(1)	980,556	15,296,669
Fixed income - 78.3%
Bond, Series NAV (JHAM) (A)(1)	54,488,841	725,246,468
Core Bond, Series NAV (Wells Capital)	7,779,854	101,371,498
Global Bond, Series NAV (PIMCO) (I)	3,993,416	48,400,196
New Income, Series NAV (T. Rowe Price)	14,167,531	177,660,839
Short Term Government Income, Series NAV (JHAM) (A)(1)	1,343,733	16,286,039
Total Return, Class NAV (PIMCO)	6,433,340	85,177,419
Alternative - 0.8%
Global Conservative Absolute Return, Class NAV (Standard Life)	1,279,273	11,935,617
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $1,505,897,478)		$1,465,203,553
SHORT-TERM INVESTMENTS - 0.4%
Commercial paper - 0.1%
BMW US Capital LLC 0.600%, 01/11/2017*	$680,000	679,887
Caterpillar, Inc. 0.750%, 01/11/2017*	704,000	703,853
Manhattan Asset Funding Company LLC 0.780%, 01/09/2017*	640,000	639,903
U.S. Government - 0.3%
U.S. Treasury Notes
0.500%, 04/30/2017	1,500,000	1,499,901
0.625%, 05/31/2017	1,500,000	1,500,119
0.750%, 03/15/2017	1,400,000	1,400,792
TOTAL SHORT-TERM INVESTMENTS (Cost $6,424,533)		$6,424,455
Total Investments (Lifestyle Conservative MVP) (Cost $1,512,322,011) - 99.8%		$1,471,628,008
Other assets and liabilities, net - 0.2%		2,628,829
TOTAL NET ASSETS - 100.0%		$1,474,256,837

Key to Security Abbreviations and Legend
ETF	Exchange-Traded Fund
(A)	The subadvisor is an affiliate of the advisor.
(G)	The underlying funds’ subadvisor is shown parenthetically.
(I)	Non-income producing.
(Y)	The rate shown is the annualized seven-day as of 12-31-16.
(1)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

13

The accompanying notes are an integral part of the financial statements.

Investment companies
Underlying Funds’ Investment Managers
Baillie Gifford Overseas, Ltd.	(Baillie Gifford)
Deutsche Investment Management Americas, Inc.	(Deutsche)
Dimensional Fund Advisors, L.P.	(DFA)
Invesco Advisers, Inc.	(Invesco)
Jennison Associates LLC	(Jennison)
John Hancock Asset Management	(JHAM)
Pacific Investment Management Company, LLC	(PIMCO)
QS Investors, LLC	(QS Investors)
Standard Life Investments (Corporate Funds) Limited	(Standard Life)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Templeton Investment Counsel, LLC	(Templeton)
Wellington Management Company LLP	(Wellington)
Wells Capital Management, Incorporated	(Wells Capital)

14
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2016

Assets	Lifestyle Aggressive MVP	Lifestyle Growth MVP	Lifestyle Balanced MVP	Lifestyle Moderate MVP	Lifestyle Conservative MVP
Unaffiliated investments, at value	$2,256,466	$54,715,462	$40,113,478	$11,675,930	$6,424,455
Affiliated investments, at value	352,748,363	9,435,875,731	7,799,919,907	2,326,409,042	1,465,203,553
Total investments, at value	355,004,829	9,490,591,193	7,840,033,385	2,338,084,972	1,471,628,008
Cash	1,453,977	104,550	6,113,609	1,353,045	1,335,069
Cash held at broker for futures contracts	—	40,953,924	20,399,862	2,454,033	1,370,626
Receivable for investments sold	384,265	2,880,853	1,827,187	—	1,347,646
Receivable for fund shares sold	—	272,707	358,716	592,120	124,852
Dividends and interest receivable	25,213	46,740	242,018	40,168	5,241
Receivable due from advisor	1,217	18,839	16,184	5,131	3,530
Other assets	107	2,884	3,552	721	463
Total assets	356,869,608	9,534,871,690	7,868,994,513	2,342,530,190	1,475,815,435

Liabilities
Payable for investments purchased	—	—	—	515,509	—
Payable for fund shares repurchased	380,903	2,950,830	2,033,476	28,494	1,442,145
Payable for futures variation margin	—	1,582,193	765,365	83,993	46,402
Payable to affiliates
Accounting and legal services fees	3,309	89,199	70,435	20,874	13,278
Trustees’ fees	298	7,242	5,908	1,765	1,133
Other liabilities and accrued expenses	46,616	126,605	110,203	63,058	55,640
Total liabilities	431,126	4,756,069	2,985,387	713,693	1,558,598
Net assets	$356,438,482	$9,530,115,621	$7,866,009,126	$2,341,816,497	$1,474,256,837

Net assets consist of
Paid-in capital	$362,708,244	$8,707,990,586	$7,418,674,666	$2,242,668,995	$1,496,693,585
Undistributed net investment income (loss)	15	723	—	390	481
Accumulated undistributed net realized gain (loss) on investments	(6,632,286)	291,736,257	255,421,277	67,683,480	18,418,563
Net unrealized appreciation (depreciation) on investments	362,509	530,388,055	191,913,183	31,463,632	(40,855,792)
Net assets	$356,438,482	$9,530,115,621	$7,866,009,126	$2,341,816,497	$1,474,256,837
Unaffiliated investments, at cost	$2,262,886	$54,720,319	$40,230,797	$11,687,252	$6,424,533
Affiliated investments, at cost	$352,340,848	$8,899,147,851	$7,605,514,498	$2,294,781,057	$1,505,897,478

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$75,940,247	$675,590,378	$628,542,980	$259,171,955	$188,376,130
Shares outstanding	7,712,591	52,019,048	52,143,401	22,255,176	16,945,174
Net asset value, offering price and redemption price per share	$9.85	$12.99	$12.05	$11.65	$11.12

Series II
Net assets	$86,925,990	$8,177,249,755	$6,054,032,882	$1,966,409,578	$1,236,334,829
Shares outstanding	8,852,417	631,314,369	504,972,446	169,870,246	111,994,082
Net asset value, offering price and redemption price per share	$9.82	$12.95	$11.99	$11.58	$11.04

Series NAV
Net assets	$193,572,245	$677,275,488	$1,183,433,264	$116,234,964	$49,545,878
Shares outstanding	19,653,789	52,084,207	97,946,850	9,973,090	4,446,986
Net asset value, offering price and redemption price per share	$9.85	$13.00	$12.08	$11.65	$11.14

15

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2016

Investment income	Lifestyle Aggressive MVP	Lifestyle Growth MVP	Lifestyle Balanced MVP	Lifestyle Moderate MVP	Lifestyle Conservative MVP
Income distributions received from affiliated funds	$5,454,607	$176,230,793	$166,504,216	$51,236,692	$37,164,231
Interest	56,948	807,070	806,258	244,613	152,273
Total investment income	5,511,555	177,037,863	167,310,474	51,481,305	37,316,504

Expenses
Investment management fees	214,723	5,378,642	4,209,044	1,178,369	771,240
Series I distribution and service fees	38,960	348,105	324,866	128,163	94,371
Series II distribution and service fees	233,320	21,267,335	15,773,154	5,118,465	3,284,564
Accounting and legal services fees	47,698	1,281,680	1,054,575	313,450	201,217
Professional fees	39,998	196,602	167,475	73,535	59,387
Printing and postage	15,441	181,361	163,064	54,358	38,595
Custodian fees (see Note 2)	30,996	15,300	(254,290)	30,063	31,830
Trustees’ fees	6,346	167,077	137,333	40,827	26,178
Other	6,207	72,726	60,623	21,151	15,086
Total expenses before reductions	633,689	28,908,828	21,635,844	6,958,381	4,522,468
Less expense reductions	(168,484)	(2,642,033)	(1,940,789)	(692,529)	(485,430)
Net expenses	465,205	26,266,795	19,695,055	6,265,852	4,037,038
Net investment income (loss)	5,046,350	150,771,068	147,615,419	45,215,453	33,279,466

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(34,369)	(435,346)	(313,082)	(178,446)	(124,328)
Affiliated investments	8,433,275	449,808,896	246,302,837	36,847,647	6,062,449
Capital gain distributions received from affiliated funds	21,183,122	338,712,459	194,482,062	48,277,573	15,470,736
Futures contracts	(24,924,898)	(381,124,718)	(105,370,568)	(3,129,921)	5,223,315
	4,657,130	406,961,291	335,101,249	81,816,853	26,632,172

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	24,865	925,283	262,408	15,394	2,492
Affiliated investments	(4,190,539)	(269,302,470)	(112,216,579)	(7,920,840)	7,526,541
Futures contracts	724,679	7,299,204	(400,312)	298,528	(318,681)
	(3,440,995)	(261,077,983)	(112,354,483)	(7,606,918)	7,210,352
Net realized and unrealized gain (loss)	1,216,135	145,883,308	222,746,766	74,209,935	33,842,524

Increase (decrease) in net assets from operations	$6,262,485	$296,654,376	$370,362,185	$119,425,388	$67,121,990

16

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Lifestyle Aggressive MVP		Lifestyle Growth MVP		Lifestyle Balanced MVP
Increase (decrease) in net assets	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
From operations
Net investment income (loss)	$5,046,350	$4,595,013	$150,771,068	$172,473,265	$147,615,419	$169,660,673
Net realized gain (loss)	4,657,130	30,699,912	406,961,291	478,067,320	335,101,249	399,534,194
Change in net unrealized appreciation (depreciation)	(3,440,995)	(59,825,812)	(261,077,983)	(1,177,152,764)	(112,354,483)	(767,425,065)
Increase (decrease) in net assets resulting from operations	6,262,485	(24,530,887)	296,654,376	(526,612,179)	370,362,185	(198,230,198)

Distributions to shareholders
From net investment income
Series I	(1,092,339)	(1,015,380)	(11,781,413)	(13,115,583)	(12,663,623)	(14,405,765)
Series II	(1,086,995)	(1,037,798)	(126,873,843)	(146,841,652)	(110,631,064)	(129,120,356)
Series NAV	(2,866,826)	(2,542,718)	(12,116,585)	(12,526,547)	(24,323,509)	(26,151,997)
From net realized gain
Series I	(851,822)	(743,909)	(20,677,660)	(3,636,896)	(27,242,730)	(54,509,343)
Series II	(1,023,016)	(919,128)	(250,462,261)	(46,017,900)	(264,130,693)	(544,388,403)
Series NAV	(2,137,693)	(1,785,696)	(19,871,300)	(3,376,423)	(49,586,007)	(93,647,345)
Total distributions	(9,058,691)	(8,044,629)	(441,783,062)	(225,515,001)	(488,577,626)	(862,223,209)

From portfolio share transactions
Portfolio share transactions	(26,367,155)	(33,576,807)	(822,234,529)	(1,458,065,695)	(524,361,260)	(462,005,467)
Total increase (decrease)	(29,163,361)	(66,152,323)	(967,363,215)	(2,210,192,875)	(642,576,701)	(1,522,458,874)

Net assets
Beginning of year	385,601,843	451,754,166	10,497,478,836	12,707,671,711	8,508,585,827	10,031,044,701
End of year	$356,438,482	$385,601,843	$9,530,115,621	$10,497,478,836	$7,866,009,126	$8,508,585,827

Undistributed net investment income (loss)	$15	—	$723	—	—	—

	Lifestyle Moderate MVP		Lifestyle Conservative MVP
Increase (decrease) in net assets	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/16	Year ended 12/31/15
From operations
Net investment income (loss)	$45,215,453	$52,802,034	$33,279,466	$37,057,770
Net realized gain (loss)	81,816,853	104,900,692	26,632,172	39,402,196
Change in net unrealized appreciation (depreciation)	(7,606,918)	(180,841,680)	7,210,352	(75,114,786)
Increase (decrease) in net assets resulting from operations	119,425,388	(23,138,954)	67,121,990	1,345,180

Distributions to shareholders
From net investment income
Series I	(5,405,432)	(5,891,430)	(4,527,971)	(4,539,374)
Series II	(37,337,833)	(44,295,994)	(27,541,933)	(31,291,863)
Series NAV	(2,472,423)	(2,616,150)	(1,209,017)	(1,228,918)
From net realized gain
Series I	(9,425,116)	(23,975,587)	(4,303,582)	(10,316,925)
Series II	(75,053,256)	(203,672,233)	(29,435,661)	(81,775,364)
Series NAV	(4,258,686)	(10,120,050)	(1,157,045)	(2,865,718)
Total distributions	(133,952,746)	(290,571,444)	(68,175,209)	(132,018,162)

From portfolio share transactions
Portfolio share transactions	(143,706,701)	(103,078,244)	(97,206,862)	(119,852,584)
Total increase (decrease)	(158,234,059)	(416,788,642)	(98,260,081)	(250,525,566)

Net assets
Beginning of year	2,500,050,556	2,916,839,198	1,572,516,918	1,823,042,484
End of year	$2,341,816,497	$2,500,050,556	$1,474,256,837	$1,572,516,918

Undistributed net investment income (loss)	$390	—	$481	$361

17

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[1]	Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Aggressive MVP
SERIES I
12-31-2016	9.91	0.14	0.05	0.19	(0.14)	(0.11)	—	(0.25)	9.85	1.95	0.15	0.10	1.40	76	55
12-31-2015	10.75	0.12	(0.75)	(0.63)	(0.12)	(0.09)	—	(0.21)	9.91	(5.85)	0.13	0.10	1.09	83	16
12-31-2014	10.91	0.11	0.05	0.16	(0.12)	(0.20)	—	(0.32)	10.75	1.40	0.13	0.10	1.03	105	31
12-31-2013	8.81	0.11	2.24	2.35	(0.11)	(0.14)	—	(0.25)	10.91	26.72	0.13	0.12	1.13	123	21
12-31-2012	7.66	0.07	1.20	1.27	(0.08)	(0.04)	—	(0.12)	8.81	16.61	0.12	0.12	0.87	95	18
SERIES II
12-31-2016	9.89	0.11	0.05	0.16	(0.12)	(0.11)	—	(0.23)	9.82	1.66	0.35	0.30	1.17	87	55
12-31-2015	10.73	0.09	(0.74)	(0.65)	(0.10)	(0.09)	—	(0.19)	9.89	(6.05)	0.33	0.30	0.86	102	16
12-31-2014	10.88	0.09	0.06	0.15	(0.10)	(0.20)	—	(0.30)	10.73	1.29	0.33	0.30	0.78	136	31
12-31-2013	8.79	0.08	2.24	2.32	(0.09)	(0.14)	—	(0.23)	10.88	26.43	0.33	0.32	0.83	189	21
12-31-2012	7.64	0.06	1.20	1.26	(0.07)	(0.04)	—	(0.11)	8.79	16.43	0.32	0.32	0.68	176	18
SERIES NAV
12-31-2016	9.91	0.14	0.06	0.20	(0.15)	(0.11)	—	(0.26)	9.85	1.90	0.10	0.05	1.46	194	55
12-31-2015	10.76	0.13	(0.76)	(0.63)	(0.13)	(0.09)	—	(0.22)	9.91	(5.79)	0.08	0.05	1.21	201	16
12-31-2014	10.91	0.13	0.05	0.18	(0.13)	(0.20)	—	(0.33)	10.76	1.54	0.08	0.05	1.15	210	31
12-31-2013	8.81	0.12	2.24	2.36	(0.12)	(0.14)	—	(0.26)	10.91	26.77	0.08	0.07	1.17	196	21
12-31-2012	7.66	0.09	1.19	1.28	(0.09)	(0.04)	—	(0.13)	8.81	16.67	0.07	0.07	1.06	152	18
1. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 2. Based on average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% – 1.16%, 0.53% – 1.08%, 0.52% – 1.08%, 0.69% – 1.12%, and 0.70% – 1.10%, for the periods ended 12-31-16, 12-31-15, 12-31-14, 12-31-13, and 12-31-12, respectively.

Lifestyle Growth MVP
SERIES I
12-31-2016	13.17	0.22	0.23	0.45	(0.23)	(0.40)	—	(0.63)	12.99	3.34	0.12	0.10	1.72	676	26
12-31-2015	14.13	0.23	(0.88)	(0.65)	(0.24)	(0.07)	—	(0.31)	13.17	(4.53)	0.12	0.10	1.66	722	9
12-31-2014	14.23	0.25	0.06	0.31	(0.26)	(0.15)	—	(0.41)	14.13	2.16	0.12	0.10	1.73	839	18
12-31-2013	12.21	0.23	2.13	2.36	(0.24)	(0.10)	—	(0.34)	14.23	19.34	0.11	0.11	1.73	917	11
12-31-2012	10.92	0.18	1.33	1.51	(0.18)	(0.04)	—	(0.22)	12.21	13.87	0.11	0.11	1.50	807	39	[5]
SERIES II
12-31-2016	13.14	0.19	0.22	0.41	(0.20)	(0.40)	—	(0.60)	12.95	3.15	0.32	0.30	1.49	8,177	26
12-31-2015	14.10	0.20	(0.88)	(0.68)	(0.21)	(0.07)	—	(0.28)	13.14	(4.81)	0.32	0.30	1.43	9,102	9
12-31-2014	14.19	0.21	0.08	0.29	(0.23)	(0.15)	—	(0.38)	14.10	2.04	0.32	0.30	1.47	11,165	18
12-31-2013	12.18	0.20	2.12	2.32	(0.21)	(0.10)	—	(0.31)	14.19	19.09	0.31	0.31	1.50	14,027	11
12-31-2012	10.90	0.15	1.33	1.48	(0.16)	(0.04)	—	(0.20)	12.18	13.59	0.31	0.31	1.27	12,818	39	[5]
SERIES NAV
12-31-2016	13.19	0.24	0.21	0.45	(0.24)	(0.40)	—	(0.64)	13.00	3.38	0.07	0.05	1.81	677	26
12-31-2015	14.15	0.25	(0.89)	(0.64)	(0.25)	(0.07)	—	(0.32)	13.19	(4.55)	0.07	0.05	1.79	673	9
12-31-2014	14.24	0.27	0.06	0.33	(0.27)	(0.15)	—	(0.42)	14.15	2.28	0.07	0.05	1.86	703	18
12-31-2013	12.22	0.25	2.11	2.36	(0.24)	(0.10)	—	(0.34)	14.24	19.38	0.06	0.06	1.87	670	11
12-31-2012	10.93	0.19	1.33	1.52	(0.19)	(0.04)	—	(0.23)	12.22	13.91	0.06	0.06	1.58	521	39	[5]
1. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 2. Based on average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds help by the portfolio. The range of expense ratios from the underlying funds held by the portfolio was as follows: 0.53% – 1.16%, 0.53% – 1.09%, 0.52% – 1.09%, 0.50% – 1.10%, and 0.49% – 1.10% for the periods ended 12-31-16, 12-31-15, 12-31-14, 12-31-13, and 12-31-12, respectively. 5. Excludes merger activity.

18

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[1]	Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Balanced MVP
SERIES I
12-31-2016	12.24	0.24	0.35	0.59	(0.25)	(0.53)	—	(0.78)	12.05	4.79	0.12	0.09	1.97	629	17
12-31-2015	13.87	0.27	(0.58)	(0.31)	(0.27)	(1.05)	—	(1.32)	12.24	(2.25)	0.12	0.09	1.97	671	9
12-31-2014	13.69	0.29	0.30	0.59	(0.31)	(0.10)	—	(0.41)	13.87	4.29	0.11	0.10	2.05	768	20
12-31-2013	12.48	0.26	1.33	1.59	(0.27)	(0.11)	—	(0.38)	13.69	12.78	0.11	0.11	1.98	863	9
12-31-2012	11.41	0.22	1.13	1.35	(0.23)	(0.05)	—	(0.28)	12.48	11.87	0.11	0.11	1.82	834	32
SERIES II
12-31-2016	12.18	0.21	0.35	0.56	(0.22)	(0.53)	—	(0.75)	11.99	4.61	0.32	0.29	1.75	6,054	17
12-31-2015	13.80	0.24	(0.57)	(0.33)	(0.24)	(1.05)	—	(1.29)	12.18	(2.39)	0.32	0.29	1.74	6,646	9
12-31-2014	13.63	0.25	0.30	0.55	(0.28)	(0.10)	—	(0.38)	13.80	4.03	0.31	0.30	1.80	7,970	20
12-31-2013	12.43	0.23	1.33	1.56	(0.25)	(0.11)	—	(0.36)	13.63	12.54	0.31	0.31	1.75	9,777	9
12-31-2012	11.36	0.20	1.13	1.33	(0.21)	(0.05)	—	(0.26)	12.43	11.70	0.31	0.31	1.62	9,828	32
SERIES NAV
12-31-2016	12.26	0.25	0.35	0.60	(0.25)	(0.53)	—	(0.78)	12.08	4.92	0.07	0.04	2.06	1,183	17
12-31-2015	13.89	0.28	(0.58)	(0.30)	(0.28)	(1.05)	—	(1.33)	12.26	(2.20)	0.07	0.04	2.06	1,192	9
12-31-2014	13.72	0.30	0.28	0.58	(0.31)	(0.10)	—	(0.41)	13.89	4.26	0.06	0.05	2.15	1,293	20
12-31-2013	12.50	0.28	1.33	1.61	(0.28)	(0.11)	—	(0.39)	13.72	12.90	0.06	0.06	2.07	1,344	9
12-31-2012	11.43	0.23	1.13	1.36	(0.24)	(0.05)	—	(0.29)	12.50	11.90	0.06	0.06	1.91	1,237	32
1. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 2. Based on average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% – 1.16%, 0.53% – 1.09%, 0.52% – 1.09%, 0.50% – 1.10%, and 0.49% – 1.10% for the periods ended 12-31-16, 12-31-15, 12-31-14, 12-31-13, and 12-31-12, respectively.

Lifestyle Moderate MVP
SERIES I
12-31-2016	11.72	0.25	0.38	0.63	(0.25)	(0.45)	—	(0.70)	11.65	5.29	0.12	0.09	2.07	259	13
12-31-2015	13.30	0.28	(0.41)	(0.13)	(0.27)	(1.18)	—	(1.45)	11.72	(0.91)	0.12	0.09	2.14	257	10
12-31-2014	13.68	0.31	0.37	0.68	(0.32)	(0.74)	—	(1.06)	13.30	4.94	0.12	0.10	2.24	289	26
12-31-2013	12.78	0.29	1.02	1.31	(0.30)	(0.11)	—	(0.41)	13.68	10.22	0.11	0.11	2.14	320	7
12-31-2012	11.84	0.26	1.00	1.26	(0.27)	(0.05)	—	(0.32)	12.78	10.67	0.11	0.11	2.07	315	26
SERIES II
12-31-2016	11.65	0.22	0.38	0.60	(0.22)	(0.45)	—	(0.67)	11.58	5.12	0.32	0.29	1.83	1,966	13
12-31-2015	13.23	0.24	(0.39)	(0.15)	(0.25)	(1.18)	—	(1.43)	11.65	(1.12)	0.32	0.29	1.88	2,131	10
12-31-2014	13.62	0.27	0.37	0.64	(0.29)	(0.74)	—	(1.03)	13.23	4.68	0.32	0.30	1.98	2,513	26
12-31-2013	12.73	0.25	1.02	1.27	(0.27)	(0.11)	—	(0.38)	13.62	9.97	0.31	0.31	1.89	3,037	7
12-31-2012	11.79	0.23	1.00	1.23	(0.24)	(0.05)	—	(0.29)	12.73	10.50	0.31	0.31	1.86	3,157	26
SERIES NAV
12-31-2016	11.73	0.26	0.36	0.62	(0.25)	(0.45)	—	(0.70)	11.65	5.25	0.07	0.04	2.15	116	13
12-31-2015	13.31	0.29	(0.41)	(0.12)	(0.28)	(1.18)	—	(1.46)	11.73	(0.86)	0.07	0.04	2.20	112	10
12-31-2014	13.69	0.34	0.35	0.69	(0.33)	(0.74)	—	(1.07)	13.31	4.99	0.07	0.05	2.46	115	26
12-31-2013	12.79	0.30	1.02	1.32	(0.31)	(0.11)	—	(0.42)	13.69	10.27	0.06	0.06	2.23	102	7
12-31-2012	11.85	0.28	0.98	1.26	(0.27)	(0.05)	—	(0.32)	12.79	10.71	0.06	0.06	2.23	91	26
1. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 2. Based on average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% – 1.16%, 0.53% – 1.09%, 0.52% – 1.09%, 0.50% – 1.10%, and 0.49% – 1.10% for the periods ended 12-31-16, 12-31-15, 12-31-14, 12-31-13, and 12-31-12, respectively.

19

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[1]	Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Conservative MVP
SERIES I
12-31-2016	11.14	0.27	0.24	0.51	(0.27)	(0.26)	—	(0.53)	11.12	4.58	0.12	0.09	2.38	188	11
12-31-2015	12.12	0.29	(0.29)	—	(0.28)	(0.70)	—	(0.98)	11.14	0.05	0.12	0.09	2.42	180	11
12-31-2014	12.58	0.32	0.31	0.63	(0.33)	(0.76)	—	(1.09)	12.12	5.02	0.12	0.10	2.50	191	33
12-31-2013	12.96	0.29	0.21	0.50	(0.35)	(0.53)	—	(0.88)	12.58	3.88	0.11	0.11	2.24	218	5
12-31-2012	12.56	0.33	0.73	1.06	(0.32)	(0.34)	—	(0.66)	12.96	8.52	0.11	0.11	2.51	274	22
SERIES II
12-31-2016	11.07	0.24	0.24	0.48	(0.25)	(0.26)	—	(0.51)	11.04	4.31	0.32	0.29	2.10	1,236	11
12-31-2015	12.05	0.25	(0.27)	(0.02)	(0.26)	(0.70)	—	(0.96)	11.07	(0.15)	0.32	0.29	2.13	1,344	11
12-31-2014	12.51	0.29	0.32	0.61	(0.31)	(0.76)	—	(1.07)	12.05	4.84	0.32	0.30	2.25	1,583	33
12-31-2013	12.89	0.26	0.22	0.48	(0.33)	(0.53)	—	(0.86)	12.51	3.69	0.31	0.31	1.99	2,014	5
12-31-2012	12.50	0.30	0.73	1.03	(0.30)	(0.34)	—	(0.64)	12.89	8.27	0.31	0.31	2.29	2,613	22
SERIES NAV
12-31-2016	11.17	0.28	0.23	0.51	(0.28)	(0.26)	—	(0.54)	11.14	4.53	0.07	0.04	2.42	50	11
12-31-2015	12.14	0.30	(0.28)	0.02	(0.29)	(0.70)	—	(0.99)	11.17	0.18	0.07	0.04	2.45	48	11
12-31-2014	12.61	0.35	0.28	0.63	(0.34)	(0.76)	—	(1.10)	12.14	4.97	0.07	0.05	2.71	50	33
12-31-2013	12.98	0.33	0.19	0.52	(0.36)	(0.53)	—	(0.89)	12.61	4.00	0.06	0.06	2.50	48	5
12-31-2012	12.58	0.36	0.71	1.07	(0.33)	(0.34)	—	(0.67)	12.98	8.55	0.06	0.06	2.77	50	22
1. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 2. Based on average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% – 1.16%, 0.53% – 1.09%, 0.52% – 1.09%, 0.50% – 1.10%, and 0.49% – 1.10% for the periods ended 12-31-16, 12-31-15, 12-31-14, 12-31-13, and12-31-12, respectively.

20

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Notes to financial statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust or JHVIT) is a no-load, open-end management investment company organized as a Massachusetts business trust. The Trust is a series company with multiple investment series, five of which (collectively, Lifestyle MVPs or the portfolios, and individually the portfolio) are presented in the report. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act).

The portfolios may offer multiple classes of shares. The shares currently offered are detailed in the Statements of assets and liabilities. Series I, Series II, and Series NAV shares are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Advisor). The portfolios operate as “funds of funds” that invest primarily in shares of affiliated underlying funds of the Trust or affiliates of the Trust. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.

The investment objectives of the portfolios are as follows:

Lifestyle Aggressive MVP
To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Lifestyle Growth MVP
To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Lifestyle Balanced MVP
To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Lifestyle Moderate MVP
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Lifestyle Conservative MVP
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

The accounting policies of the underlying funds in which the portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements, available without charge by calling 800-344-1029 or contacting John Hancock at jhannuities.com, on the Securities and Exchange Commission (SEC) website at sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds are not covered by this report.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios’ Valuation Policies and Procedures.

In order to value the securities, the portfolios use the following valuation techniques: Equity securities held by the portfolios are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the portfolios in underlying affiliated funds are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 p.m. E.T.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

21

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The following is a summary of the values by input classification of the portfolios’ investments as of December 31, 2016, by major security category or type:

	Total Value at 12-31-16	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Lifestyle Growth MVP
Affiliated investment companies	$9,435,875,731	$9,435,875,731	—	—
Short-term investments	54,715,462	3,992,645	$50,722,817	—
Total investments in securities	$9,490,591,193	$9,439,868,376	$50,722,817	—
Other financial instruments
Futures	($5,675,870)	($7,129,835)	$1,453,965	—

Lifestyle Balanced MVP
Affiliated investment companies	$7,799,919,907	$7,799,919,907	—
Short-term investments	40,113,478	2,519,827	$37,593,651	—
Total investments in securities	$7,840,033,385	$7,802,439,734	$37,593,651	—
Other financial instruments:
Futures	($2,881,136)	($3,618,268)	$737,132	—

Lifestyle Moderate MVP
Affiliated investment companies	$2,326,409,042	$2,326,409,042	—	—
Short-term investments	11,675,930	2,941,546	$8,734,384	—
Total investments in securities	$2,338,084,972	$2,329,350,588	$8,734,384	—
Other financial instruments
Futures	($330,561)	($413,828)	$83,267	—

Lifestyle Conservative MVP
Affiliated investment companies	$1,465,203,553	$1,465,203,553	—	—
Short-term investments	6,424,455	—	$6,424,455	—
Total investments in securities	$1,471,628,008	$1,465,203,553	$6,424,455	—
Other financial instruments
Futures	($199,922)	($231,175)	$31,253	—

As of December 31, 2016, all investments for Lifestyle Aggressive MVP are categorized as Level 1 under the hierarchy described above, except for short-term investments, which are categorized as Level 2.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund, the portfolios can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the portfolios had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. For the year ended December 31, 2016, the portfolios had no borrowings under either line of credit.

Commitment fees for the year ended December 31, 2016 were as follows:

Portfolio	Commitment Fee
Lifestyle Aggressive MVP	$2,840
Lifestyle Growth MVP	22,739
Lifestyle Balanced MVP	19,219
Lifestyle Moderate MVP	7,184
Lifestyle Conservative MVP	5,354

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

22

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

During the year ended December 31, 2016, certain of the portfolios received reimbursements from State Street Bank for overbilling of custody out-of-pocket fees from prior years. As a result these reimbursements, some portfolios reflect negative custodian fees in the current reporting period. Custodian fees incurred by the portfolios for the year ended December 31, 2016 prior to these reimbursements were as follows:

Lifestyle Aggressive MVP	$32,699
Lifestyle Growth MVP	32,730
Lifestyle Balanced MVP	32,744
Lifestyle Moderate MVP	32,758
Lifestyle Conservative MVP	32,757

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, are calculated daily for each class, based on the net assets the class and applicable specific expense rates.

Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of December 31, 2016, the Lifestyle Aggressive MVP fund has a short-term capital loss carryforward of $290,717 available to offset future net realized capital gains. This carryforward does not expire.

As of December 31, 2016, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. Each portfolio’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2016, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Lifestyle Aggressive MVP	$360,945,303	$5,254,797	($11,195,271)	($5,940,474)
Lifestyle Growth MVP	9,033,447,656	675,640,668	(218,497,131)	457,143,537
Lifestyle Balanced MVP	7,686,193,783	388,116,626	(234,277,024)	153,839,602
Lifestyle Moderate MVP	2,313,658,803	84,919,268	(60,493,099)	24,426,169
Lifestyle Conservative MVP	1,519,146,764	15,061,600	(62,580,356)	(47,518,756)

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.

The tax character of distributions for the year ended December 31, 2016 was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Total
Lifestyle Aggressive MVP	$5,827,088	$3,231,603	$9,058,691
Lifestyle Growth MVP	162,294,822	279,488,240	441,783,062
Lifestyle Balanced MVP	153,838,334	334,739,292	488,577,626
Lifestyle Moderate MVP	46,777,300	87,175,446	133,952,746
Lifestyle Conservative MVP	34,146,082	34,029,127	68,175,209

The tax character of distributions for the year ended December 31, 2015 was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Total
Lifestyle Aggressive MVP	$8,021,436	$23,193	$8,044,629
Lifestyle Growth MVP	225,502,975	12,026	225,515,001
Lifestyle Balanced MVP	203,077,861	659,145,348	862,223,209
Lifestyle Moderate MVP	63,697,028	226,874,416	290,571,444
Lifestyle Conservative MVP	41,223,416	90,794,746	132,018,162

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
Lifestyle Aggressive MVP	$15	—
Lifestyle Growth MVP	723	$363,527,279
Lifestyle Balanced MVP	—	292,769,625
Lifestyle Moderate MVP	390	74,637,677
Lifestyle Conservative MVP	1,796,206	23,254,548

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios’ financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and derivative transactions.

23

3.  DERIVATIVE INSTRUMENTS The portfolios may invest in derivatives in order to meet their investment objectives. Derivatives include a variety of different instruments that may be traded in the (over-the-counter) OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between the portfolio and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the portfolios to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the portfolios to unlimited risk of loss.

Upon entering into a futures contract, a portfolio is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following table summarizes contracts held at December 31, 2016, and the range of future contracts notional amount held by the portfolios during year ended December 31, 2016. In addition, the tables detail how the portfolios used future contracts during the year ended December 31, 2016.

Lifestyle Aggressive MVP

The portfolio used futures contracts to manage volatility of returns. During the year ended December 31, 2016, the fund held futures contracts with total notional values ranging up to approximately $189.4 million, as measured at each quarter end. As of December 31, 2016, there were no open future contracts held by the portfolio.

Lifestyle Growth MVP

The portfolio used futures contracts to manage volatility of returns. During the year ended December 31, 2016, the portfolio held futures contracts with total notional values ranging from approximately $0.9 billion to $2.3 billion, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2016.

Fund	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)
Lifestyle Growth MVP	BP Currency Futures	969	Long	Mar 2017	$76,759,781	$74,843,138	($1,916,643)
	Euro FX Futures	374	Long	Mar 2017	49,827,257	49,433,450	(393,807)
	Euro STOXX 50 Index Futures	1,466	Long	Mar 2017	49,183,266	50,446,734	1,263,468
	FTSE 100 Index Futures	899	Long	Mar 2017	75,833,299	78,191,977	2,358,678
	Japanese Yen Currency Futures	338	Long	Mar 2017	36,802,863	36,322,325	(480,538)
	Mini MSCI Emerging Markets Index Futures	1,521	Long	Mar 2017	66,836,193	65,319,345	(1,516,848)
	Nikkei 225 Futures	227	Long	Mar 2017	35,642,933	37,096,898	1,453,965
	Russell 2000 Mini Index Futures	918	Long	Mar 2017	63,644,729	62,281,710	(1,363,019)
	S&P 500 Index E-Mini Futures	3,148	Long	Mar 2017	354,888,584	351,977,880	(2,910,704)
	S&P Mid 400 Index E-Mini Futures	681	Long	Mar 2017	115,155,132	112,984,710	(2,170,422)
							($5,675,870)

Lifestyle Balanced MVP

The portfolio used futures contracts to manage volatility of returns. During the year ended December 31, 2016, the portfolio held futures contracts with total notional values ranging from approximately $97.6 million to $457.1 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2016.

Fund	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)
Lifestyle Balanced MVP	BP Currency Futures	491	Long	Mar 2017	$38,894,790	$37,923,612	($971,178)
	Euro FX Futures	196	Long	Mar 2017	26,112,680	25,906,300	(206,380)
	Euro STOXX 50 Index Futures	774	Long	Mar 2017	25,967,154	26,634,224	667,070
	FTSE 100 Index Futures	439	Long	Mar 2017	37,030,944	38,182,734	1,151,790
	Japanese Yen Currency Futures	172	Long	Mar 2017	18,728,084	18,483,550	(244,534)
	Mini MSCI Emerging Markets Index Futures	815	Long	Mar 2017	35,812,950	35,000,175	(812,775)
	Nikkei 225 Futures	115	Long	Mar 2017	18,056,451	18,793,583	737,132
	Russell 2000 Mini Index Futures	482	Long	Mar 2017	33,416,949	32,701,290	(715,659)
	S&P 500 Index E-Mini Futures	1,476	Long	Mar 2017	166,396,299	165,031,560	(1,364,739)
	S&P Mid 400 Index E-Mini Futures	352	Long	Mar 2017	59,522,183	58,400,320	(1,121,863)
							($2,881,136)

24

DERIVATIVE INSTRUMENTS, CONTINUED

Lifestyle Moderate MVP

The portfolio used futures contracts to manage volatility of returns. During the year ended December 31, 2016, the portfolio held futures contracts with total notional values ranging from approximately $52.7 million to $150.8 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2016.

Fund	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)
Lifestyle Moderate MVP	BP Currency Futures	67	Long	Mar 2017	$5,307,435	$5,174,912	($132,523)
	Euro FX Futures	22	Long	Mar 2017	2,929,378	2,907,850	(21,528)
	Euro STOXX 50 Index Futures	87	Long	Mar 2017	2,918,788	2,993,769	74,981
	FTSE 100 Index Futures	62	Long	Mar 2017	5,229,883	5,392,550	162,667
	Japanese Yen Currency Futures	20	Long	Mar 2017	2,177,684	2,149,250	(28,434)
	Mini MSCI Emerging Markets Index Futures	84	Long	Mar 2017	3,691,151	3,607,380	(83,771)
	Nikkei 225 Futures	13	Long	Mar 2017	2,041,225	2,124,492	83,267
	Russell 2000 Mini Index Futures	68	Long	Mar 2017	4,714,424	4,613,460	(100,964)
	S&P 500 Index E-Mini Futures	173	Long	Mar 2017	19,503,089	19,343,130	(159,959)
	S&P Mid 400 Index E-Mini Futures	39	Long	Mar 2017	6,594,787	6,470,490	(124,297)
							($330,561)

Lifestyle Conservative MVP

The portfolio used futures contracts to manage volatility of returns. During the year ended December 31, 2016, the portfolio held futures contracts with total notional values ranging from approximately $30.5 million to $54.5 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2016.

Fund	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)
Lifestyle Conservative MVP	BP Currency Futures	41	Long	Mar 2017	$3,237,909	$3,166,738	($71,171)
	Euro FX Futures	12	Long	Mar 2017	1,596,548	1,586,100	(10,448)
	Euro STOXX 50 Index Futures	46	Long	Mar 2017	1,549,237	1,582,913	33,676
	FTSE 100 Index Futures	36	Long	Mar 2017	3,049,930	3,131,158	81,228
	Japanese Yen Currency Futures	11	Long	Mar 2017	1,196,764	1,182,088	(14,676)
	Mini MSCI Emerging Markets Index Futures	71	Long	Mar 2017	3,114,471	3,049,095	(65,376)
	Nikkei 225 Futures	7	Long	Mar 2017	1,112,704	1,143,957	31,253
	Russell 2000 Mini Index Futures	35	Long	Mar 2017	2,417,604	2,374,575	(43,029)
	S&P 500 Index E-Mini Futures	88	Long	Mar 2017	9,924,655	9,839,280	(85,375)
	S&P Mid 400 Index E-Mini Futures	21	Long	Mar 2017	3,540,115	3,484,111	(56,004)
							($199,922)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the portfolios at December 31, 2016 by risk category:

Portfolio	Risk	Statements of assets and liabilities location	Financial Instruments Location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Lifestyle Growth MVP	Equity	Receivable/payable for futures	Futures†	$5,076,111	($7,960,993)
	Foreign	Receivable/payable for futures	Futures†	—	(2,790,988)
	Total			$5,076,111	($10,751,981)
Lifestyle Balanced MVP	Equity	Receivable/payable for futures	Futures†	$2,555,992	($4,015,036)
	Foreign	Receivable/payable for futures	Futures†	—	(1,422,092)
	Total			$2,555,992	($5,437,128)
Lifestyle Moderate MVP	Equity	Receivable/payable for futures	Futures†	$320,915	($468,991)
	Foreign	Receivable/payable for futures	Futures†	—	(182,485)
	Total			$320,915	($651,476)
Lifestyle Conservative MVP	Equity	Receivable/payable for futures	Futures†	$146,157	($249,784)
	Foreign	Receivable/payable for futures	Futures†	—	(96,295)
	Total			$146,157	($346,079)

†	Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed in the Statements of assets and liabilities.

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DERIVATIVE INSTRUMENTS, CONTINUED

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2016:

	Statements of Operations Location— Net Realized Gain (Loss) on:
Portfolio	Risk	Futures Contracts
Lifestyle Aggressive MVP	Equity	($25,986,741)
	Foreign	1,061,843
	Total	($24,924,898)
Lifestyle Growth MVP	Equity	(375,154,748)
	Foreign	(5,969,970)
	Total	($381,124,718)
Lifestyle Balanced MVP	Equity	($101,034,573)
	Foreign	(4,335,995)
	Total	($105,370,568)
Lifestyle Moderate MVP	Equity	(1,371,750)
	Foreign	(1,758,171)
	Total	($3,129,921)
Lifestyle Conservative MVP	Equity	5,783,819
	Foreign	(560,504)
	Total	$5,223,315

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2016:

	Statements of Operations Location— Change in Unrealized Appreciation (Depreciation) of:
Fund	Risk	Futures Contracts
Lifestyle Aggressive MVP	Equity	$1,003,647
	Foreign	(278,968)
	Total	$724,679
Lifestyle Growth MVP	Equity	$13,496,973
	Foreign	(6,197,769)
	Total	$7,299,204
Lifestyle Balanced MVP	Equity	$1,290,219
	Foreign	(1,690,531)
	Total	($400,312)
Lifestyle Moderate MVP	Equity	$336,736
	Foreign	(38,208)
	Total	$298,528
Lifestyle Conservative MVP	Equity	($273,316)
	Foreign	(45,365)
	Total	($318,681)

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor on an annual basis, as detailed below. Aggregate net assets include the net assets of the portfolios and the net assets of similar funds of John Hancock Funds II (JHF II) and net assets of similar funds of the Trust. The portfolios are advised by the Advisor and are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC. The Advisor has subadvisory agreements with John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, which are indirect wholly owned subsidiaries of MFC and affiliates of the Advisor. The portfolios are not responsible for payment of the subadvisory fees.

The advisory fee has two components: (a) a fee on assets invested in affiliated funds (Affiliated Fund Assets) and (b) a fee on assets not invested in affiliated funds (Other Assets). Affiliated funds are any fund of the Trust, JHF II and John Hancock Funds III excluding JHVIT 500 Index Trust B, JHVIT Total Bond Market Trust B and JHVIT International Equity Index Trust B.

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FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Under the advisory agreement, the portfolios pay a daily management fee to the Advisor. The rates, outlined below, are applied to the Affiliated Fund Assets and Other Assets of each portfolio.

	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Affiliated fund assets	0.05%	0.04%
Other assets	0.50%	0.49%

Expense reimbursements. The Advisor contractually agreed to reimburse certain other expenses for the portfolios so that they do not exceed 0.00% of average net assets of the portfolios. This waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnification expenses not incurred in the ordinary course of the portfolios’ business, the advisory fee, Rule 12b-1 fees, underlying fund expenses and short dividends. This expense reimbursement will remain in effect until April 30, 2017, and may terminate at any time thereafter.

The Advisor contractually agreed to waive its advisory fees and/or reduce expenses by 0.002% of each portfolio’s average net assets. This expense limitation agreement expires on April 30, 2017, unless renewed by mutual agreement of the portfolio and the Advisor based upon a determination that this is appropriate under the circumstances at that time. In addition, effective October 1, 2016, the Advisor voluntarily agreed to waive its advisory fees and/or reduce expenses by 0.008% of each portfolio’s average net assets.

The Advisor has voluntarily agreed to waive its advisory fee or reimburse the portfolios so that the aggregate advisory fee retained by the Advisor with respect to both the portfolios and the underlying investments does not exceed 0.50% of the portfolios’ first $7.5 billion of aggregate daily net assets and 0.49% of the portfolios’ aggregate net assets in excess of $7.5 billion. This voluntary waiver may terminate at any time.

The expense reductions described for the year ended December 31, 2016 amounted to:

	Expense Reimbursement by Class
Portfolio	Series I	Series II	Series NAV	Total
Lifestyle Aggressive MVP	$35,787	$42,660	$90,037	$168,484
Lifestyle Growth MVP	186,575	2,275,820	179,638	2,642,033
Lifestyle Balanced MVP	154,867	1,503,971	281,951	1,940,789
Lifestyle Moderate MVP	73,660	585,724	33,145	692,529
Lifestyle Conservative MVP	59,291	410,375	15,764	485,430

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2016 were equivalent to a net annual effective rate of the portfolio’s average daily net assets as follows:

Portfolio	Annual Effective Rate
Lifestyle Aggressive MVP	0.01%
Lifestyle Growth MVP	0.03%
Lifestyle Balanced MVP	0.03%
Lifestyle Moderate MVP	0.02%
Lifestyle Conservative MVP	0.02%

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future periods.

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2016 amounted to an annual rate of 0.01% of the portfolios’ average daily net assets.

Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Series I and Series II pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolio’s shares:

Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%

Currently, Series I and Series II are charged Rule 12b-1 fees of 0.05% and 0.25%, respectively.

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on its net assets relative to other portfolios within the John Hancock group of funds complex.

27

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund(s), along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the respective portfolios’ Statement of assets and liabilities. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:

Fund	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income
Lifestyle Growth MVP	Lender	$2,601,156	1	0.715%	$52
Lifestyle Moderate MVP	Lender	1,200,000	1	0.715%	24
Lifestyle Balanced MVP	Lender	4,200,000	1	0.715%	83

6.  PORTFOLIO SHARE TRANSACTIONS Transactions in portfolios’ shares for the years ended December 31, 2016 and 2015 were as follows:

Lifestyle Aggressive MVP	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	345,669	$3,353,768	191,634	$2,033,254
Distributions reinvested	197,661	1,944,161	175,753	1,759,289
Repurchased	(1,180,019)	(11,450,878)	(1,826,518)	(19,582,042)
Net decrease	(636,689)	($6,152,949)	(1,459,131)	($15,789,499)
Series II shares
Sold	230,632	$2,200,704	106,935	$1,115,209
Distributions reinvested	215,170	2,110,011	196,085	1,956,926
Repurchased	(1,944,998)	(18,884,108)	(2,672,074)	(28,372,635)
Net decrease	(1,499,196)	($14,573,393)	(2,369,054)	($25,300,500)
Series NAV shares
Sold	10,543,397	$100,668,645	5,418,597	$56,323,232
Distributions reinvested	508,266	5,004,519	432,409	4,328,414
Repurchased	(11,628,023)	(111,313,977)	(5,122,827)	(53,138,454)
Net increase (decrease)	(576,360)	($5,640,813)	728,179	$7,513,192
Total net decrease	(2,712,245)	($26,367,155)	(3,100,006)	($33,576,807)

Lifestyle Growth MVP	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,107,426	$14,365,407	1,005,566	$14,134,283
Distributions reinvested	2,485,525	32,459,073	1,260,533	16,752,479
Repurchased	(6,409,463)	(83,786,881)	(6,824,873)	(95,995,746)
Net decrease	(2,816,512)	($36,962,401)	(4,558,774)	($65,108,984)
Series II shares
Sold	112,409,263	$1,446,534,898	48,387,830	$661,478,317
Distributions reinvested	28,981,457	377,336,104	14,544,461	192,859,552
Repurchased	(202,776,670)	(2,622,838,564)	(162,294,123)	(2,264,963,983)
Net decrease	(61,385,950)	($798,967,562)	(99,361,832)	($1,410,626,114)
Series NAV shares
Sold	1,988,621	$26,037,465	2,613,786	$36,702,703
Distributions reinvested	2,446,093	31,987,885	1,195,712	15,902,970
Repurchased	(3,376,161)	(44,329,916)	(2,466,087)	(34,936,270)
Net increase	1,058,553	$13,695,434	1,343,411	$17,669,403
Total net decrease	(63,143,909)	($822,234,529)	(102,577,195)	($1,458,065,695)

Lifestyle Balanced MVP	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,555,122	$18,913,322	849,373	$11,751,463
Distributions reinvested	3,262,229	39,906,353	5,528,670	68,915,108
Repurchased	(7,522,260)	(92,206,080)	(6,925,782)	(93,662,664)
Net decrease	(2,704,909)	($33,386,405)	(547,739)	($12,996,093)
Series II shares
Sold	25,606,679	$307,000,000	11,945,581	$150,925,211
Distributions reinvested	30,805,167	374,761,757	54,347,002	673,508,759
Repurchased	(97,263,359)	(1,181,733,273)	(97,878,923)	(1,318,250,623)
Net decrease	(40,851,513)	($499,971,516)	(31,586,340)	($493,816,653)
Series NAV shares
Sold	583,881	$7,178,316	798,840	$10,828,391
Distributions reinvested	6,025,638	73,909,516	9,591,152	119,799,342
Repurchased	(5,843,722)	(72,091,171)	(6,250,447)	(85,820,454)
Net increase	765,797	$8,996,661	4,139,545	$44,807,279
Total net decrease	(42,790,625)	($524,361,260)	(27,994,534)	($462,005,467)

28

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Lifestyle Moderate MVP	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,712,710	$20,401,613	931,165	$12,263,023
Distributions reinvested	1,251,953	14,830,548	2,501,645	29,867,017
Repurchased	(2,618,002)	(31,150,487)	(3,241,937)	(42,336,573)
Net increase (decrease)	346,661	$4,081,674	190,873	($206,533)
Series II shares
Sold	4,330,078	$50,900,541	1,499,457	$18,228,210
Distributions reinvested	9,540,157	112,391,089	20,900,117	247,968,227
Repurchased	(26,844,150)	(315,727,831)	(29,446,751)	(379,914,504)
Net decrease	(12,973,915)	($152,436,201)	(7,047,177)	($113,718,067)
Series NAV shares
Sold	735,728	$8,762,364	814,824	$10,678,509
Distributions reinvested	567,787	6,731,109	1,065,346	12,736,200
Repurchased	(905,401)	(10,845,647)	(955,378)	(12,568,353)
Net increase	398,114	$4,647,826	924,792	$10,846,356
Total net decrease	(12,229,140)	($143,706,701)	(5,931,512)	($103,078,244)

Lifestyle Conservative MVP	Year ended 12/31/16		Year ended 12/31/15
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,149,550	$24,492,267	1,687,387	$19,928,066
Distributions reinvested	780,043	8,831,553	1,312,614	14,856,299
Repurchased	(2,172,049)	(24,793,511)	(2,550,433)	(30,596,157)
Net increase	757,544	$8,530,309	449,568	$4,188,208
Series II shares
Sold	3,686,313	$41,735,081	1,954,624	$22,966,891
Distributions reinvested	5,064,117	56,977,594	10,058,872	113,067,227
Repurchased	(18,182,234)	(206,086,053)	(21,963,256)	(262,549,860)
Net decrease	(9,431,804)	($107,373,378)	(9,949,760)	($126,515,742)
Series NAV shares
Sold	908,142	$10,499,595	680,413	$8,243,855
Distributions reinvested	208,511	2,366,062	360,779	4,094,636
Repurchased	(970,362)	(11,229,450)	(823,339)	(9,863,541)
Net increase	146,291	$1,636,207	217,853	$2,474,950
Total net decrease	(8,527,969)	($97,206,862)	(9,282,339)	($119,852,584)

Affiliates of the Trust owned 100% of shares of the portfolio. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.

7.  PURCHASE OF SALE AND SECURITIES The following summarizes the purchases and sales of the portfolios, other than short-term investment and U.S. Treasury obligations, aggregated below for the year ended December 31, 2016.

PORTFOLIO	Purchases	Sales
Lifestyle Aggressive MVP	$195,055,575	$218,710,382
Lifestyle Growth MVP	2,547,511,557	3,566,768,939
Lifestyle Balanced MVP	1,352,800,543	2,111,247,511
Lifestyle Moderate MVP	313,223,144	495,125,570
Lifestyle Conservative MVP	165,265,012	267,841,900

8.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The funds do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the fund’s investment may represent a significant portion of each underlying fund’s net assets. At December 31, 2016, the following portfolios held 5% or more of the net assets of the underlying funds shown below:

PORTFOLIO	AFFILIATED CLASS NAV	PERCENT OF UNDERLYING FUNDS’ NET ASSETS
Lifestyle Aggressive MVP
	Fundamental Large Cap Value Fund	5.20%
Lifestyle Growth MVP
	Fundamental Large Cap Value Fund	58.94%
	Alpha Opportunities Trust	55.51%
	Small Company Growth Trust	51.93%
	Emerging Markets Value Trust	50.89%
	International Growth Stock Trust	48.93%
	Multifactor Mid Cap ETF	40.59%
	Multifactor Large Cap ETF	38.00%
	Global Conservative Absolute Return Fund	36.68%
	International Value Trust	32.20%
	All Cap Core Trust	30.49%
	New Income Trust	29.35%
	Capital Appreciation Trust	28.95%
	Strategic Equity Allocation Portfolio	28.56%
	Equity Income Trust	26.82%
	Small Cap Opportunities Trust	25.07%
Lifestyle Growth MVP (continued)
	Mid Cap Stock Trust	23.09%
	Small Company Value Trust	21.18%
	Mid Value Trust	20.57%
	Core Bond Trust	18.78%
	Global Bond Trust	18.59%
	Blue Chip Growth Trust	18.30%
	Bond Trust	18.03%
	Small Cap Growth Trust	15.89%
	Strategic Growth Fund	14.40%
	International Growth Opportunities	13.93%
	Short Term Government Income Trust	10.00%
	Total Return Fund	9.53%
	Emerging Markets Equity Fund	8.41%
	Small Cap Value Trust	8.26%
Lifestyle Balanced MVP
	New Income Trust	42.63%
	Small Company Growth Trust	35.25%
	Global Conservative Absolute Return Fund	34.22%

29

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

PORTFOLIO	AFFILIATED CLASS NAV	PERCENT OF UNDERLYING FUNDS’ NET ASSETS
Lifestyle Balanced MVP (continued)
	Multifactor Mid Cap ETF	33.43%
	Fundamental Large Cap Value Fund	32.50%
	Multifactor Large Cap ETF	31.15%
	Alpha Opportunities Trust	30.34%
	Global Bond Trust	26.46%
	Core Bond Trust	26.43%
	Bond Trust	26.00%
	Emerging Markets Value Trust	24.18%
	International Growth Stock Trust	23.95%
	All Cap Core Trust	23.43%
	Capital Appreciation Trust	20.03%
	Equity Income Trust	18.40%
	International Value Trust	17.22%
	Short Term Government Income Trust	16.64%
	Strategic Equity Allocation Portfolio	16.33%
	Small Company Value Trust	15.41%
	Total Return Fund	13.79%
	Blue Chip Growth Trust	12.43%
	Small Cap Growth Trust	11.72%
	Mid Cap Stock Trust	11.70%
	Strategic Growth Fund	9.99%
	Mid Value Trust	9.69%
Lifestyle Balanced MVP (continued)
	International Growth Opportunities	7.32%
	Small Cap Value Trust	6.04%
Lifestyle Moderate MVP
	Fundamental All Cap Core Fund	50.09%
	New Income Trust	14.91%
	Global Conservative Absolute Return Fund	13.33%
	Global Bond Trust	9.62%
	Core Bond Trust	9.54%
	Bond Trust	9.29%
	Small Company Growth Trust	7.83%
	Short Term Government Income Trust	5.62%
	International Value Trust	5.19%
	Capital Appreciation Trust	5.17%
Lifestyle Conservative MVP
	Fundamental All Cap Core Fund	19.94%
	New Income Trust	13.11%
	Global Conservative Absolute Return Fund	11.19%
	Global Bond Trust	8.53%
	Core Bond Trust	8.30%
	Bond Trust	7.93%
	Short Term Government Income Trust	5.02%

Information regarding the portfolios’ fiscal year to date purchases and sale of the affiliated underlying funds as well as income and capital gains earned by the portfolios from their investments in affiliated underlying funds is as follows:

					DIVIDENDS AND DISTRIBUTIONS
PORTFOLIO	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAIN DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	ENDING VALUE
Lifestyle Aggressive MVP
All Cap Core	401,867	5,550	(387,256)	20,161	$163,810	—	$5,381,287	$608,864
Alpha Opportunities	2,445,209	275,481	(2,238,973)	481,717	120,975	$2,671,963	(7,045,279)	4,884,611
Blue Chip Growth	876,464	161,999	(237,440)	801,023	14,041	4,377,735	2,641,089	21,988,075
Capital Appreciation	1,648,100	359,668	(197,158)	1,810,610	2,096	3,644,529	837,248	21,202,246
Emerging Markets Equity	—	745,486	—	745,486	37,936	—	—	6,470,819
Emerging Markets Value	3,822,159	77,670	(1,390,641)	2,509,188	539,004	—	(7,926,517)	20,399,696
Equity Income	2,387,939	267,635	(455,485)	2,200,089	789,337	3,432,074	1,805,512	36,543,484
Fundamental Large Cap Value (JHF II)	—	2,783,466	—	2,783,466	919,243	260,468	—	37,632,461
Fundamental Large Cap Value (JHVIT)	2,177,306	6,122	(2,183,428)	—	108,052	—	4,858,790	—
International Core	2,238,390	126,667	(2,365,057)	—	89,523	—	(419,294)	—
International Growth	—	146,354	—	146,354	31,306	—	—	2,976,850
International Growth Opportunities	697,206	3,344	(256,388)	444,162	39,987	—	642,081	5,383,240
International Growth Stock	983,870	120,615	(16,633)	1,087,852	285,953	—	48,563	16,796,437
International Value	2,071,043	71,883	(317,899)	1,825,027	477,955	—	(363,962)	22,539,084
International Value Equity	—	740,225	—	740,225	110,225	—	—	5,551,685
Mid Cap Stock	890,291	63,899	(115,700)	838,490	—	938,037	69,717	11,998,791
Mid Value	875,210	365,205	(184,238)	1,056,177	115,087	1,046,481	67,936	12,209,410
Multifactor Large Cap ETF	—	143,309	—	143,309	32,891	—	—	4,164,560
Multifactor Mid Cap ETF	—	72,509	—	72,509	13,083	—	—	2,081,008
Real Estate Securities	426,949	20,000	(87,044)	359,905	235,004	—	616,615	6,672,643
Small Cap Growth	399,371	62,201	(37,785)	423,787	—	317,083	(64,346)	3,428,436
Small Cap Opportunities	170,344	16,773	(46,803)	140,314	24,439	444,551	716,684	4,335,709
Small Cap Value	119,594	66,986	(16,471)	170,109	21,160	314,700	88,835	3,647,135
Small Company Growth	86,217	53,982	(8,671)	131,528	—	344,779	124,171	3,375,019
Small Company Value	142,098	29,215	(25,555)	145,758	22,781	408,510	161,850	3,206,678
Strategic Equity Allocation	1,223,888	6,604,196	(3,462,449)	4,365,635	1,056,562	223,421	903,458	73,604,613
Strategic Growth	1,489,933	54,343	(195,122)	1,349,154	130,115	725,261	213,325	21,046,809
U.S. Equity	1,167,917	117,348	(1,285,265)	—	74,042	2,033,530	5,075,512	—
					$5,454,607	$21,183,122	$8,433,275	$352,748,363

30

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

					DIVIDENDS AND DISTRIBUTIONS
PORTFOLIO	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAIN DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	ENDING VALUE
Lifestyle Growth MVP
All Cap Core	4,064,879	45,328	(2,206,928)	1,903,279	$1,337,767	—	$29,168,023	$57,479,014
Alpha Opportunities	34,258,666	3,718,566	(30,558,089)	7,419,143	1,769,657	$35,929,900	(79,808,992)	75,230,108
Blue Chip Growth	9,976,068	1,833,860	(1,361,727)	10,448,201	158,944	49,557,005	24,275,644	286,803,123
Bond	121,139,144	59,062,927	(56,325,069)	123,877,002	46,340,816	—	(5,421,141)	1,648,802,891
Capital Appreciation	20,494,383	5,142,039	(2,399,925)	23,236,497	25,897	45,036,595	7,789,373	272,099,382
Core Bond	19,965,892	752,292	(3,111,784)	17,606,400	4,849,219	130,071	(1,299,230)	229,411,396
Emerging Markets Equity	—	8,498,703	(527,229)	7,971,474	405,654	—	(57,995)	69,192,391
Emerging Markets Value	49,337,536	885,478	(12,004,548)	38,218,466	7,256,374	—	20,030,510	310,716,125
Equity Income	29,400,397	6,071,124	(6,093,545)	29,377,976	10,235,764	41,942,690	51,632,673	487,968,188
Fundamental Large Cap Value (JHF II)	—	31,549,598	—	31,549,598	10,419,292	2,952,311	—	426,550,560
Fundamental Large Cap Value (JHVIT)	25,571,607	71,075	(25,642,682)	—	1,254,475	—	48,971,037	—
Global Bond	10,678,964	—	(1,972,012)	8,706,952	—	—	2,037,120	105,528,260
Global Conservative Absolute Return	3,982,705	210,508	—	4,193,213	1,951,406	—	—	39,122,674
International Core	27,132,349	103,611	(27,235,960)	—	1,008,138	—	(272,494)	—
International Growth	—	1,109,204	—	1,109,204	237,262	—	—	22,561,217
International Growth Opportunities	9,421,233	45,833	(3,378,214)	6,088,852	548,162	—	8,367,624	73,796,888
International Growth Stock	12,326,422	737,272	(1,265,673)	11,798,021	3,193,723	—	2,902,664	182,161,450
International Value	26,373,147	489,424	(4,463,565)	22,399,006	5,869,264	—	(16,010,796)	276,627,721
International Value Equity	—	1,107,445	(339,408)	768,037	116,166	—	(39,688)	5,760,277
Mid Cap Stock	9,487,165	2,602,670	(1,184,698)	10,905,137	—	9,927,922	7,843,889	156,052,516
Mid Value	13,699,973	4,307,178	(3,231,458)	14,775,693	1,756,937	16,299,788	15,487,364	170,807,015
Multifactor Large Cap ETF	—	3,839,096	—	3,839,096	881,111	—	—	111,564,130
Multifactor Mid Cap ETF	—	1,948,371	—	1,948,371	351,545	—	—	55,918,248
New Income	35,430,565	1,773,916	(5,493,133)	31,711,348	11,957,452	1,800,149	(4,411,977)	397,660,304
Short Term Government Income	3,036,825	45,482	(405,688)	2,676,619	555,285	—	(295,499)	32,440,617
Small Cap Growth	8,187,998	806,700	(1,648,245)	7,346,453	—	6,364,858	173,409	59,432,805
Small Cap Opportunities	2,156,254	209,638	(559,654)	1,806,238	305,445	5,556,015	6,245,640	55,812,752
Small Cap Value	2,941,638	617,854	(759,192)	2,800,300	419,537	7,671,744	8,287,274	60,038,440
Small Company Growth	2,235,003	514,201	(407,385)	2,341,819	—	8,803,329	5,745,634	60,091,078
Small Company Value	4,442,137	676,479	(2,369,773)	2,748,843	533,959	12,692,713	18,187,666	60,474,535
Strategic Equity Allocation	189,875,971	34,720,751	(36,240,321)	188,356,401	54,495,139	58,627,465	141,055,035	3,175,688,927
Strategic Growth	18,499,354	1,626,689	(2,347,731)	17,778,312	1,714,580	9,557,049	2,721,340	277,341,673
Total Return	16,377,590	696,485	(2,516,596)	14,557,479	5,340,146	—	(1,463,838)	192,741,026
U.S. Equity	18,231,867	1,492,457	(19,724,324)	—	941,677	25,862,855	157,968,627	—
					$176,230,793	$338,712,459	$449,808,896	$9,435,875,731

Lifestyle Balanced MVP
All Cap Core	3,061,862	35,912	(1,635,222)	1,462,552	$1,059,968	—	$30,472,681	$44,169,063
Alpha Opportunities	19,206,889	2,044,721	(17,196,002)	4,055,608	969,508	$19,760,297	(42,863,813)	41,123,861
Blue Chip Growth	5,376,443	2,202,469	(481,540)	7,097,372	86,696	27,031,026	5,889,403	194,822,849
Bond	194,497,305	14,603,385	(30,485,583)	178,615,107	70,621,820	—	(2,445,515)	2,377,367,079
Capital Appreciation	11,127,125	5,849,007	(900,772)	16,075,360	14,209	24,710,096	6,123,864	188,242,462
Core Bond	27,292,948	904,301	(3,422,704)	24,774,545	6,804,882	181,152	(2,314,229)	322,812,324
Emerging Markets Equity	—	3,350,163	—	3,350,163	170,484	—	—	29,079,417
Emerging Markets Value	32,008,643	525,399	(14,372,277)	18,161,765	4,314,047	—	(19,456,138)	147,655,153
Equity Income	16,311,628	6,702,678	(2,860,166)	20,154,140	6,750,430	23,478,628	25,819,711	334,760,271
Fundamental Large Cap Value (JHF II)	—	17,396,753	—	17,396,753	5,745,298	1,627,933	—	235,204,101
Fundamental Large Cap Value (JHVIT)	13,491,557	38,151	(13,529,708)	—	673,357	—	32,933,721	—
Global Bond	14,712,998	—	(2,317,332)	12,395,666	—	—	4,541,662	150,235,469
Global Conservative Absolute Return	3,715,472	196,383	—	3,911,855	1,820,470	—	—	36,497,607
International Core	14,901,160	120,357	(15,021,517)	—	556,490	—	14,193,672	—
International Growth	—	1,670,511	—	1,670,511	357,327	—	—	33,978,194
International Growth Opportunities	4,873,885	24,093	(1,697,180)	3,200,798	288,159	—	4,192,342	38,793,675
International Growth Stock	6,734,683	126,575	(1,085,771)	5,775,487	1,703,407	—	1,754,266	89,173,512
International Value	13,774,489	520,536	(2,316,850)	11,978,175	3,212,316	—	5,861,650	147,930,458
International Value Equity	—	33,167	—	33,167	4,939	—	—	248,755
Mid Cap Stock	7,725,698	556,364	(2,758,250)	5,523,812	—	8,167,423	10,434,920	79,045,755
Mid Value	11,060,590	1,323,191	(5,422,917)	6,960,864	1,098,633	13,293,437	4,601,334	80,467,589
Multifactor Large Cap ETF	—	3,147,462	—	3,147,462	722,374	—	—	91,465,246
Multifactor Mid Cap ETF	—	1,604,590	—	1,604,590	289,516	—	—	46,051,733
New Income	48,534,784	3,557,469	(6,042,303)	46,049,950	17,128,943	2,509,846	(1,886,839)	577,466,371
Short Term Government Income	4,835,832	75,237	(457,865)	4,453,204	918,497	—	(200,423)	53,972,831
Small Cap Growth	5,296,234	1,086,998	(965,920)	5,417,312	—	4,300,166	914,709	43,826,054
Small Cap Value	2,396,722	342,786	(692,796)	2,046,712	325,652	6,354,680	7,435,356	43,881,500
Small Company Growth	1,467,891	411,176	(289,547)	1,589,520	—	5,870,582	5,372,521	40,787,085
Small Company Value	2,902,398	449,996	(1,352,419)	1,999,975	368,257	8,431,224	12,447,483	43,999,459
Strategic Equity Allocation	108,729,299	16,501,123	(17,559,048)	107,671,374	31,454,624	33,866,253	71,012,385	1,815,339,359
Strategic Growth	10,043,954	3,258,209	(962,060)	12,340,103	1,190,107	6,633,643	1,272,752	192,505,609
Total Return	22,569,076	1,292,191	(2,787,471)	21,073,796	7,552,849	—	(1,529,133)	279,017,066
U.S. Equity	8,804,189	476,984	(9,281,173)	—	300,957	8,265,676	71,724,495	—
					$166,504,216	$194,482,062	$246,302,837	$7,799,919,907

31

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

					DIVIDENDS AND DISTRIBUTIONS
PORTFOLIO	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAIN DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	ENDING VALUE
Lifestyle Moderate MVP
Alpha Opportunities	4,200,090	503,019	(4,048,977)	654,132	$187,278	$4,912,737	($9,918,710)	$6,632,900
Blue Chip Growth	1,445,876	566,077	(94,037)	1,917,916	23,688	7,385,551	1,118,375	52,646,786
Bond	70,877,560	3,940,724	(11,022,533)	63,795,751	25,609,337	—	(1,599,142)	849,121,440
Capital Appreciation	1,623,235	2,632,683	(106,170)	4,149,748	2,105	3,660,887	361,049	48,593,545
Core Bond	9,827,883	223,306	(1,103,116)	8,948,073	2,468,355	66,493	(689,501)	116,593,397
Emerging Markets Equity	—	1,101,220	(29,860)	1,071,360	52,206	—	(3,285)	9,299,403
Emerging Markets Value	—	3,532,671	(101,427)	3,431,244	228,764	—	(6,086)	27,896,011
Equity Income	5,893,876	675,373	(1,202,652)	5,366,597	1,989,126	8,663,464	9,399,174	89,139,182
Fundamental All Cap Core	5,199,523	53,078	(463,148)	4,789,453	392,813	—	329,709	75,960,729
Global Bond	5,215,191	53,469	(764,946)	4,503,714	—	—	1,078,296	54,585,012
Global Conservative Absolute Return	1,446,937	76,478	—	1,523,415	708,956	—	—	14,213,463
International Core	5,327,087	151,316	(5,478,403)	—	203,791	—	3,140,837	—
International Growth	—	292,602	—	292,602	62,588	—	—	5,951,517
International Growth Opportunities	1,580,964	263	(1,546,173)	35,054	3,156	—	2,832,341	424,857
International Growth Stock	2,204,296	48,147	(1,453,690)	798,753	465,171	—	2,956,903	12,332,747
International Value	5,255,245	110,013	(1,756,353)	3,608,905	1,191,313	—	2,076,879	44,569,979
International Value Equity	—	29,319	—	29,319	2,469	—	—	219,896
Mid Cap Stock	1,504,592	109,691	(111,547)	1,502,736	—	1,610,275	795,890	21,504,158
Mid Value	2,163,417	267,119	(473,000)	1,957,536	256,428	2,650,532	2,352,688	22,629,115
New Income	17,447,688	611,992	(1,951,679)	16,108,001	6,084,289	919,016	(173,872)	201,994,329
Short Term Government Income	1,604,648	32,438	(131,349)	1,505,737	310,660	—	(57,363)	18,249,537
Small Cap Growth	1,309,393	237,168	(190,489)	1,356,072	—	1,047,392	(244,171)	10,970,621
Small Cap Value	623,699	90,790	(192,044)	522,445	85,705	1,683,612	1,437,311	11,201,219
Small Company Growth	338,856	55,194	(40,804)	353,246	—	1,367,733	721,570	9,064,297
Small Company Value	704,310	111,068	(309,208)	506,170	92,658	2,079,363	2,590,926	11,135,735
Strategic Equity Allocation	24,808,797	5,411,370	(2,710,988)	27,509,179	7,701,202	7,851,661	11,091,317	463,804,754
Strategic Growth	1,465,598	1,824,802	(106,963)	3,183,437	307,018	1,711,314	(15,425)	49,661,626
Total Return	8,064,383	216,958	(878,563)	7,402,778	2,710,490	—	(475,689)	98,012,787
U.S. Equity	1,228,620	153,935	(1,382,555)	—	97,126	2,667,543	7,747,626	—
					$51,236,692	$48,277,573	$36,847,647	$2,326,409,042

Lifestyle Conservative MVP
Blue Chip Growth	576,592	171,750	(80,525)	667,817	$9,701	$3,024,680	$485,283	$18,331,569
Bond	59,021,144	2,794,477	(7,326,780)	54,488,841	22,295,861	—	(681,531)	725,246,468
Capital Appreciation	727,030	657,197	(101,421)	1,282,806	969	1,684,760	(322,035)	15,021,654
Core Bond	8,107,078	355,396	(682,620)	7,779,854	2,148,051	56,476	(498,618)	101,371,498
Emerging Markets Equity	—	260,759	—	260,759	13,270	—	—	2,263,384
Emerging Markets Value	—	967,187	—	967,187	71,212	—	—	7,863,233
Equity Income	1,846,600	313,252	(370,095)	1,789,757	651,056	2,777,449	893,634	29,727,860
Fundamental All Cap Core	2,475,435	366,948	(935,623)	1,906,760	156,386	—	461,428	30,241,215
Global Bond	4,451,872	97,859	(556,315)	3,993,416	—	—	1,171,526	48,400,196
Global Conservative Absolute Return	1,215,051	64,222	—	1,279,273	595,338	—	—	11,935,617
International Core	2,155,622	281,354	(2,436,976)	—	81,309	—	(162,281)	—
International Growth	—	48,767	—	48,767	10,431	—	—	991,920
International Growth Opportunities	307,476	52,732	(162,295)	197,913	17,818	—	389,333	2,398,702
International Growth Stock	375,622	54,078	(149,868)	279,832	96,590	—	256,307	4,320,603
International Value	1,961,020	444,989	(1,062,979)	1,343,030	424,904	—	1,877,204	16,586,421
International Value Equity	—	16,584	—	16,584	2,469	—	—	124,378
Mid Cap Stock	616,990	135,674	(461,292)	291,372	—	678,138	(910,778)	4,169,537
Mid Value	885,528	147,607	(668,389)	364,746	80,137	1,108,479	(467,736)	4,216,463
New Income	14,482,953	777,737	(1,093,159)	14,167,531	5,306,130	785,473	(452,466)	177,660,839
Short Term Government Income	1,408,136	41,405	(105,808)	1,343,733	283,399	—	(58,755)	16,286,039
Small Cap Growth	872,080	295,802	(788,261)	379,621	—	677,249	(1,580,452)	3,071,136
Small Cap Value	607,738	163,546	(630,297)	140,987	44,642	1,641,816	(503,284)	3,022,756
Small Company Growth	—	94,245	—	94,245	—	—	—	2,418,339
Small Company Value	—	111,552	—	111,552	5,871	—	—	2,454,133
Strategic Equity Allocation	7,713,094	1,887,010	(1,497,761)	8,102,343	2,430,401	2,509,101	6,468,299	136,605,505
Strategic Growth	—	980,556	—	980,556	94,567	527,115	—	15,296,669
Total Return	6,729,502	286,259	(582,421)	6,433,340	2,343,719	—	(302,629)	85,177,419
					$37,164,231	$15,470,736	$6,062,449	$1,465,203,553

9.  NEW RULE ISSUANCE In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact.

32

John Hancock Variable Insurance Trust

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of John Hancock Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lifestyle Aggressive MVP, Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP, and Lifestyle Moderate MVP, each a portfolio of John Hancock Variable Insurance Trust (the “Trust”) as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, broker, and transfer agents, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 27, 2017

33

John Hancock Variable Insurance Trust

Trustees and officers information

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Hassell H. McClellan Born: 1945	Trustee (since 2005) and Chairperson of the Board (since 2017)
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis[2] Born: 1941	Trustee (since 1988)
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess[2] Born: 1942	Trustee (since 2005)
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

34

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Theron S. Hoffman[2] Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates Born: 1946	Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000–2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998–2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee (since 2015) and Chairperson of the Board (2015–2016), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012–2016), John Hancock retail funds[3]; Trustee (2005–2006 and since 2012) and Chairperson of the Board (2012–2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005–2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005–2016).

Steven R. Pruchansky Born: 1944	Trustee and Vice Chairperson of the Board (since 2012)
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

35

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Gregory A. Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012), and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle Born: 1959	Non-Independent Trustee (since 2015)
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005–2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005–2010; 2012–2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005–2014 and since 2015).

Craig Bromley Born: 1966	Non-Independent Trustee (since 2012)
President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General Manager, U. S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife (Japan)) (2005–2012, including prior positions). Trustee, John Hancock retail funds[3], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson Born: 1955	Non-Independent Trustee (since 2012)
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds[3], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

36

John Hancock Variable Insurance Trust

Trustees and officers information

Principal officers who are not Trustees

Name, Year of Birth	Position with the Trust	Principal Occupation(s) During Past Five Years
Andrew G. Arnott Born: 1971	President (since 2014)
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds[3], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello Born: 1955	Senior Vice President, Secretary, and Chief Legal Officer (since 2014)
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds[3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds[3], John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds[3], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone Born: 1965	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007–2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

2	Member of the Audit Committee.

3	“John Hancock retail funds” currently is comprised of John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds. The information for the John Hancock retail funds category relates to service as a Trustee or Officer of any of these funds for the stated period.

4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

37

John Hancock Variable Insurance Trust

For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at sec.gov.

PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust’s Form N-Q is available electronically on the SEC website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

38

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444

Management of the trust

Trustees
Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson***
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham**
Grace K. Fey**,#
Theron S. Hoffman*
Deborah C. Jackson**
James M. Oates***,#
Gregory A. Russo***
Warren A. Thomson†

* Member of the Audit Committee
** Member of the Compliance Committee
*** Member of the Contracts, Legal & Risk Committee
† Non-Independent Trustee
\# Effective 1-1-17

Officers
Andrew G. Arnott, President
John J. Danello, Sr. Vice President, Secretary, and Chief Legal Officer
Francis V. Knox, Jr., Chief Compliance Officer
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer

Investment advisor

John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHTLA 12/16
2/17

1115018: 0217

American Funds
Insurance Series®

Annual report
for the year ended
December 31, 2016

American Funds Insurance Series, from Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Special feature

46	We believe in investing in global companies for the long term.

Contents

1	Letter to investors

4	Fund reviews

Investment portfolios

50	Global Growth Fund

53	Global Small Capitalization Fund

57	Growth Fund

60	International Fund

64	New World Fund®

68	Blue Chip Income and Growth Fund

71	Global Growth and Income Fund

74	Growth-Income Fund

77	International Growth and Income Fund

80	Capital Income Builder®

84	Asset Allocation Fund

89	Global Balanced Fund

94	Bond Fund

100	Global Bond Fund

105	High-Income Bond Fund

110	Mortgage Fund

114	Ultra-Short Bond Fund

115	U.S. Government/AAA-Rated Securities Fund

119	Managed Risk Growth Fund

120	Managed Risk International Fund

121	Managed Risk Blue Chip Income and Growth Fund

122	Managed Risk Growth-Income Fund

123	Managed Risk Asset Allocation Fund

124	Financial statements

Fellow investors:

Global stocks on the whole rallied in 2016, with the MSCI ACWI1 (All Country World Index) gaining 7.86%. Signs of economic stabilization and accommodative central bank stimulus measures in many countries helped to diminish investors’ worries about China’s sluggish growth, Britain’s decision to leave the European Union and the surprise election of a political newcomer.

U.S. stocks closed higher, with the MSCI USA Index1 gaining 11.61%. U.S. economic data was generally positive, helped in part by continued strength in corporate earnings and employment numbers. Higher oil and commodity prices also lifted the market, as energy prices rebounded from last year’s selloff. Investors, after a brief period of concern, welcomed the new U.S. administration on hopes the government would follow through on campaign pledges to cut taxes, reduce regulations and increase infrastructure spending. The U.S. Federal Reserve raised interest rates only once in 2016, and indicated it would proceed cautiously.

European stocks rose in local currency terms, despite growing political tensions. The MSCI Europe Index1 marginally declined 0.40% for dollar-based investors, with Italy (–10.45%) and Ireland (–7.07%) posting some of the weakest returns. Shortly after the Brexit decision, investor sentiment reversed course when it became apparent that the European and U.K. economies would not suffer immediate consequences. Japanese equities also advanced, with the MSCI Japan Index1 finishing the year 2.38% higher. The Bank of Japan continued aggressive fiscal and monetary policy to stimulate its lethargic economy, adopting negative interest rates and announcing a 28 trillion yen fiscal package shortly after Prime Minister Shinzo Abe’s ruling coalition won a majority of seats in Japan’s upper house.

Emerging markets registered their strongest gains since 2012. A rebound in commodity prices, accommodative monetary policies and reform efforts in select countries contributed to higher returns, as the MSCI EM (Emerging Markets) Index1 climbed 11.19%. Brazil (+66.24%), Russia (+54.82%), Indonesia (+16.98%) and South Africa (+17.91%) were among the biggest gainers. Elsewhere in emerging markets, Chinese stocks were up marginally as the MSCI China Index1 rose 0.90%, reversing steep

See page 2 for footnotes.

American Funds Insurance Series	1

first-quarter losses. The government’s stimulus measures, such as a reduction in the amount of cash banks must hold as reserves and relaxed property purchase regulations, helped alleviate worries over the country’s economic health and devaluation of its currency.

In bond markets, U.S. investment-grade and high-yield corporates advanced 6.11% and 17.13%, respectively, as investors sought higher yields than those offered by U.S. Treasuries. The Bloomberg Barclays Global Aggregate Index2, a measure of global investment-grade bonds (rated BBB/Baa and above), was up 2.09%, while the Bloomberg Barclays U.S. Aggregate Index2 (which measures U.S. investment-grade bonds) improved 2.65%. The 10-year Treasury yield, which stood at 2.27% on December 31, 2015, rose to 2.45% based on expectations of additional rate hikes by the Federal Reserve. U.S. dollar–denominated emerging markets bonds, as measured by the J.P. Morgan EMBI (Emerging Markets Bond Index) Global3, rose 10.19% as their higher yields were popular in a low-rate environment.

In currency markets, the U.S. dollar appreciated against most currencies. In developed markets, the Japanese yen (+3.14%) and Canadian dollar (+3.58%) advanced against the U.S. dollar. Among major currencies, the euro declined 2.90% against the U.S. dollar, led by the European Central Bank’s aggressive bond-buying program and significant outflows from European financial assets. The Swiss franc weakened as well, falling 1.51%. The British pound plummeted 16.16% against the greenback, highlighted by a rapid drop after the June 23 Brexit vote. Among developing markets, the Brazilian real (+21.55%) and Russian ruble (+19.64%) finished strong, while the Mexican peso (–16.17%), Chinese renminbi (–6.56%) and Indian rupee (–2.53%) all lost ground. Currency returns are calculated by MSCI.

Looking ahead

The U.S. economy will likely continue to grow at a moderate pace, even as some countries around the globe struggle with sluggish growth and low inflation. While the new presidential administration poses uncertainties in areas such as fiscal stimulus, foreign relations and U.S. partner trade agreements, markets appear optimistic on hopes that its policies will spur growth.

While the Fed may maintain a cautious approach regarding future interest rate hikes, the direction of interest rates in the medium term is more likely up than down. We will closely monitor the impact to securities markets and currencies. If higher rates are due to stronger economic growth, that should be positive for stocks. If the reason is inflation without growth, that would not be as positive. Higher rates can also present a headwind for bonds, but then set up better investment rates for the future.

The combination of rising rates and political uncertainty in the U.S., as well as geopolitical events in Europe and the Middle East, could cause more volatility going forward. That is not a negative per se. Volatility often creates opportunities for long-term investors. Our goal is to see through the uncertainty and focus on the fundamental outlook for each company that we evaluate.

Our investment approach — based on extensive research, a long-term outlook and close attention to valuation — has served investors well over time. We continue to have confidence this will remain the case. We thank you for your support and look forward to reporting to you again in six months’ time.

Sincerely,

Donald D. O’Neal

Vice Chairman of the Board

Alan N. Berro

President

February 7, 2017

All market indexes referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. Source: MSCI.
[2]	Bloomberg Barclays source: Bloomberg Index Services Ltd.
[3]	This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.

2	American Funds Insurance Series

Summary investment portfolios

Summary investment portfolios are designed to streamline this report and help investors better focus on the funds’ principal holdings. Ultra-Short Bond Fund*, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund show a complete listing of portfolio holdings. See page 220 for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 2 shares (Class P2 shares for managed risk funds). Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The mountain charts on pages 5 to 45 illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Ultra-Short Bond Fund) over the past 10 years (or the lifetime of the fund if less than 10 years).

The variable annuities and life insurance contracts that use the series funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, for U.S. Government/AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010, and for Blue Chip Income and Growth Fund from February 1, 2014, through January 31, 2015. For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets and is currently reimbursing a portion of miscellaneous expenses. The waivers and reimbursements will be in effect through at least May 1, 2018, unless modified or terminated by the series board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursements. The waivers may only be modified or terminated with the approval of the series board. Applicable fund results shown reflect the waivers and reimbursements, without which results would have been lower. See the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series — Growth Fund.SM The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series — International Fund.SM The Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series — Blue Chip Income and Growth Fund.SM The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series — Growth-Income Fund.SM The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series — Asset Allocation Fund.SM The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Individual funds are listed in this report according to their risk potential, with managed risk funds listed last.

*	Effective May 1, 2016, Cash Management Fund converted to American Funds Insurance Series — Ultra-Short Bond Fund.SM

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund rose 0.62% for the 12 months ended December 31, 2016, compared with a 7.86% increase for the MSCI ACWI (All Country World Index).*

U.S. stocks continued to advance after the unexpected U.S. presidential election result, led by positive economic news and strong quarterly earnings from several companies. European stocks declined slightly amid weak economic growth, deflationary pressures and increasing political risk ahead of key elections in 2017, including in Germany and France. Emerging markets rose as central banks globally provided further stimulus.

Strong stock selection in information technology boosted fund results, led by technology companies Nintendo, TSMC and AAC Technologies Holdings. Nintendo shares rose 50% for the year following the release of mobile game phenomenon “Pokémon GO.” TSMC, chip contract manufacturer for Apple, also rose, boosted by the release of Apple’s iPhone 7.

Exposure to health care detracted from fund results, held back by double-digit declines registered by pharmaceutical companies Novo Nordisk, Vertex Pharmaceuticals and Regeneron Pharmaceuticals.

Stocks of companies domiciled in Japan, China and Taiwan were additive to results, while stocks of companies based in the U.S., Denmark and the U.K. lagged.

Despite mixed economic growth outside the U.S., the fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

					Percent of net assets
Country diversification	The Americas		Europe (continued)		Other regions
	United States	40.2%	Finland	1.1%	South Africa	1.0%
	Canada	1.9	Other	1.8
	Brazil	.9		26.4	Short term securities & other
		43.0			assets less liabilities	5.5
			Asia/Pacific Basin
	Europe		Japan	9.1	Total	100.0%
	United Kingdom	7.1	Taiwan	4.3
	France	5.1	China	3.6
	Netherlands	2.9	India	3.0
	Denmark	2.0	Hong Kong	2.3
	Switzerland	1.8	South Korea	1.0
	Spain	1.7	Other	.8
	Germany	1.5		24.1
	Sweden	1.4

			Percent of net assets
Largest	Amazon	5.54%	Alphabet	2.13%
equity securities	TSMC	4.26	Facebook	1.91
	Home Depot	2.67	Murata Manufacturing	1.80
	ASML	2.57	Regeneron Pharmaceuticals	1.72
	Nintendo	2.18	JPMorgan Chase	1.71

4	American Funds Insurance Series

Global Growth Fund

Average annual	For periods ended December 31, 2016
total returns based on				Lifetime	Expense
a $1,000 investment	1 year	5 years	10 years	(since April 30, 1997)	ratio
	Class 1.87%	12.03%	6.24%	9.12%	.56%
	Class 2.62	11.75	5.98	8.85	.81
	Class 4.37	11.56	5.75	8.59	1.06

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund increased 2.10% for the 12 months ended December 31, 2016, meaningfully trailing its benchmark, the MSCI All Country World Small Cap Index,* which gained 11.59%.

The U.S. economy accelerated, but it was a challenging period for global markets. China is in the midst of an economic slowdown, and Japan is slowly recovering from its recession.

Energy holdings aided returns as the price of oil rebounded during the period, led by Laredo Petroleum. Health care stocks were the biggest detractors, with Endo International and Myriad Genetics lagging the most. A relatively low concentration in financials stocks hurt results. Consumer discretionary stocks — the fund’s largest sector by concentration — lagged. A low concentration in U.S.-domiciled companies detracted from returns.

Although the market seemed to value innovative companies less than it had in the past — and instead rewarded short-term winners from the election and the interest rate cycle — we think powerful long-term investments can be found among companies with innovative products and services that are changing the way people live around the globe. We also continue to believe there are better values outside the U.S. stock market that grow more compelling every day.

While we are disappointed in our results, we believe our investment process will continue to serve us well, just as it has for decades.

Percent of net assets
Country diversification	The Americas		Asia/Pacific Basin (continued)		Other regions
	United States	42.9%	Hong Kong	1.7%	Other	.3%
	Canada	2.3	Indonesia	1.1
	Other	1.5	Other	1.6	Short-term securities & other
		46.7		24.0	assets less liabilities	7.2
	Asia/Pacific Basin		Europe
	China	6.2	United Kingdom	12.0	Total	100.0%
	Japan	5.1	Germany	2.6
	India	4.0	Italy	1.2
	Philippines	2.2	Ireland	1.0
	Thailand	2.1	Other	5.0
				21.8

Percent of net assets
Largest	Qorvo	2.43%	Domino’s Pizza	1.38%
equity securities	GW Pharmaceuticals	1.98	Essent Group	1.32
	Laredo Petroleum	1.65	Insulet	1.31
	InterOil	1.45	International Container Terminal Services	1.15
	China Biologic	1.40	Cedar Fair	1.14

6	American Funds Insurance Series

Global Small Capitalization Fund

Average annual	For periods ended December 31, 2016
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since April 30, 1998)	ratio
	Class 1	2.35%	9.92%	3.89%	8.98%	.74%
	Class 2	2.10	9.65	3.63	8.71	.99
	Class 4	1.85	9.39	3.38	8.44	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 9.49% for the 12 months ended December 31, 2016. Standard & Poor’s 500 Composite Index,* a market capitalization-weighted index based on the results of 500 widely held common stocks, rose 11.96%.

U.S. stocks continued to rally after the surprise U.S. presidential election result, rebounding from losses at the beginning of the year. The U.S. was a clear leader in terms of economic growth compared to other major economies around the world. A rebound in commodities lifted the energy sector, while financial stocks rose spurred by rising interest rates and the potential for a looser regulatory environment.

Strong stock selection in consumer discretionary and information technology boosted fund results. Most notably, Nintendo, Charter Communications and ASML were among the fund’s top contributors to relative returns, with Nintendo’s stock price increasing 50%. An overweight position and good stock selection in the energy sector were also additive to results, given the turnaround in energy prices.

Health care stocks detracted on an absolute and relative basis, with Centene, Express Scripts, Vertex Pharmaceuticals and Regeneron Pharmaceuticals among the top five detractors to relative returns.

Overall, the fund’s modest holdings outside the U.S. added relative value. Canada, the Netherlands and Taiwan were primary contributors, while the U.S., the U.K. and Ireland were the main detractors.

The fund’s portfolio managers are keeping a close watch on the U.S. economy, looking past the rhetoric of the presidential election and evaluating the implications of policy changes on issues ranging from health care and trade to reform regulations and taxes on domestic companies. Portfolio managers are optimistic that our global research will help us identify attractive long-term investment opportunities.

				Percent of net assets
Largest	Amazon	5.62%	Home Depot	2.42%
equity securities	Facebook	4.16	Berkshire Hathaway	2.42
	Microsoft	3.20	Broadcom	2.36
	UnitedHealth Group	2.71	Comcast	2.32
	Apple	2.64	ASML	2.10

8	American Funds Insurance Series

Growth Fund

Average annual	For periods ended December 31, 2016
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since February 8, 1984)	ratio
	Class 1	9.77%	14.54%	7.13%	12.38%	.35%
	Class 2	9.49	14.26	6.86	12.08	.60
	Class 3	9.56	14.34	6.93	12.18	.53
	Class 4	9.22	14.01	6.61	11.83	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: S&P Dow Jones Indices LLC.

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund gained 3.53% for the 12 months ended December 31, 2016. Its benchmark, the MSCI ACWI (All Country World Index) ex USA,* rose 4.50%.

The year was difficult for non-U.S. stock markets beginning with worries about China’s slowing growth and property bubble, and continuing with “Brexit” and the implications for companies in the euro zone. Europe continued its struggles to grow. Japan is treading water and not making much progress.

The U.S. economy strengthened, and so did the U.S. dollar, which tends to have a negative impact on emerging markets. One point of consolation for emerging markets was that oil prices rebounded, which helped soothe fears of a further deflationary environment.

The fund took advantage of the rally in commodities — as some materials stocks soared — helped especially by miners First Quantum Minerals and Fortescue Metals, both of which doubled. Energy stocks did well, but a lower exposure hurt results. Information technology stocks aided returns, led by Nintendo and Tencent. After strong returns in health care in recent years, many holdings lagged, most notably Novartis.

Some proposed U.S. policies may lead to inflation and trade barriers for non-U.S. companies, which could have a negative impact on growth and stock markets. Therefore, we strive to have a balanced approach and look for companies that will be least impacted by macroeconomic driven events. That is why we take a diversified approach, and invest in different geographies, industries and ultimately companies that can control their own destiny through efficiencies or innovative products.

Percent of net assets
Country diversification	Asia/Pacific Basin		Europe (continued)		Other regions
	Japan	12.3%	Switzerland	6.4%	South Africa	1.4%
	Hong Kong	9.3	Netherlands	3.6	Israel	.8
	India	7.2	Germany	3.4		2.2
	China	7.0	Spain	2.1
	South Korea	4.4	Belgium	1.1	Short-term securities & other
	Australia	2.0	Other	2.7	assets less liabilities	7.6
	Philippines	1.0		41.3
	Other	.8			Total	100.0%
		44.0	The Americas
	Europe		Canada	3.7
	United Kingdom	14.0	Other	1.2
	France	8.0		4.9

				Percent of net assets
Largest	Tencent	3.14%	Airbus Group	2.27%
equity securities	Novartis	3.02	Alibaba Group Holding	2.21
	AIA Group	2.62	Samsung Electronics	2.15
	HDFC Bank	2.60	Royal Dutch Shell	1.90
	Altice	2.39	BNP Paribas	1.71

10	American Funds Insurance Series

International Fund

Average annual	For periods ended December 31, 2016
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since May 1, 1990)	ratio
	Class 1	3.78%	6.92%	2.64%	7.74%	.54%
	Class 2	3.53	6.65	2.38	7.47	.79
	Class 3	3.57	6.72	2.45	7.55	.72
	Class 4	3.21	6.42	2.14	7.21	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund gained 5.26% for the 12 months ended December 31, 2016. Its benchmark indexes, the MSCI ACWI (All Country World Index) and the MSCI Emerging Markets Index,* rose 7.86% and 11.19%, respectively.

Oil and commodities struggled in the first part of the year, and investors remained wary of China’s slowing growth. June’s Brexit vote took the financial and political worlds by surprise, causing the markets to temporarily falter. The European economy has begun to improve, but at a very slow pace. The U.K. cut interest rates to historic lows in an effort to stave off recession. A number of countries have taken interest rates into negative territory to spur growth, but the move seems to be having little effect.

Select consumer discretionary holdings were beneficial to the fund, with Domino’s Pizza and Kroton Educacional both contributing to relative returns. An increased exposure to companies based in Brazil — most notably oil giant Petrobras — boosted results, while low exposure to materials stocks — particularly mining companies — detracted. China Biologic was a key detractor, hurt by its relatively high valuation and the country’s weak market.

While the broad stock market has moved positively in the short term given the new populist policies, it will be some time before we know how it will respond to the new U.S. presidential administration on matters of trade, taxation and spending. The fund’s managers continue to carefully monitor the portfolio while also looking for promising investment opportunities in this uncertain fiscal and economic environment.

					Percent of net assets
Country diversification	Asia/Pacific Basin		The Americas (continued)		Other regions
	India	11.1%	Mexico	3.5%	South Africa	4.0%
	China	10.6	Other	1.2	Other	.4
	Japan	6.5		25.2		4.4
	Indonesia	2.8
	Taiwan	2.6	Europe		Short-term securities & other
	Hong Kong	1.5	France	5.6	assets less liabilities	11.0
	Australia	1.5	Russian Federation	5.4
	Thailand	1.1	United Kingdom	3.0	Total	100.0%
	Other	.5	Italy	2.2
		38.2	Switzerland	1.5
			Denmark	1.0
	The Americas		Other	2.5
	United States	12.9		21.2
	Brazil	7.6

				Percent of net assets
Largest	Reliance Industries	3.02%	Naspers	1.99%
equity securities	Murata Manufacturing	3.02	Lenta	1.78
	ArcelorMittal	2.69	Domino’s Pizza	1.71
	TSMC	2.62	Baidu	1.42
	UniCredit	2.18	China Biologic	1.42

12	American Funds Insurance Series

New World Fund

Average annual	For periods ended December 31, 2016
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since June 17, 1999)	ratio
	Class 1	5.59%	4.54%	3.87%	7.71%	.78%
	Class 2	5.26	4.27	3.61	7.44	1.03
	Class 4	5.04	4.04	3.36	7.18	1.28

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: MSCI. Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.

American Funds Insurance Series	13

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund gained 18.70% for the 12 months ended December 31, 2016, beating its benchmark index, Standard & Poor’s 500 Composite Index,* which rose 11.96%.

A surprising presidential election result means the incoming administration likely will pursue different economic policies. A more pro-business economic agenda could accelerate growth, and the stock market has maintained momentum in anticipation. At the same time, expectations for higher interest rates and inflation have risen, leading to strength in financials stocks.

Canadian Natural Resources and Halliburton led the way for energy stocks, which were strong contributors as oil experienced a rebound. Materials holdings Freeport-McMoRan and Vale both doubled during the year. Industrials stocks benefited the fund. Health care stocks were notable detractors as top holding Amgen lost ground. Government intervention in the health care industry looms large after the election and is an issue we continue to monitor.

The changing macroeconomic environment meant financials had an impressive run in recent months in reaction to higher rates and other favorable policy developments.

The U.S. economy strengthened throughout the year and seems strong enough to absorb anticipated further interest rate increases. But such expectations need to be balanced considering that a pro-business stance on regulation and reduced taxes, while potentially good for consumer spending, could have the negative effect of protectionist policies. We are paying careful attention to these factors.

			Percent of net assets
Largest	AbbVie	4.59%	Amgen	3.14%
equity securities	JPMorgan Chase	3.67	Halliburton	3.00
	ExxonMobil	3.31	Altria	2.94
	AT&T	3.26	Canadian Natural Resources	2.83
	Intel	3.14	Apple	2.64

14	American Funds Insurance Series

Blue Chip Income and Growth Fund

Average annual	For periods ended December 31, 2016
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since July 5, 2001)	ratio
	Class 1	19.06%	15.31%	6.65%	6.21%	.41%
	Class 2	18.70	15.02	6.39	5.94	.66
	Class 4	18.49	14.87	6.18	5.72	.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from February 1, 2014, through January 31, 2015. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: S&P Dow Jones Indices LLC.

American Funds Insurance Series	15

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund gained 7.34% for the 12 months ended December 31, 2016, in line with the MSCI ACWI (All Country World Index),* which rose 7.86%.

U.S. stocks continued to advance after the unexpected U.S. presidential election result, led by positive economic news and strong quarterly earnings from several companies. European stocks declined slightly amid weak economic growth, deflationary pressures and increasing political risk ahead of key elections in 2017, including in Germany and France. The fund appears to have weathered volatility thanks to its diversified holdings and idiosyncratic stock selection.

The best contributor to fund results was the information technology sector, due both to a large concentration and good stock selection. The fund’s holdings in Nintendo and TSMC boosted results. A lower exposure and stock choice in health care also helped the fund on a relative basis, as did a lower exposure to financials.

While the fund’s cash position of about 8% was the greatest detractor to relative returns, the consumer discretionary sector also hindered on a relative basis. In consumer discretionary, Barratt Developments and ProSiebenSat.1 Media SE were among the top five detractors to relative returns.

Given uncertainty in global markets, the fund’s cash position enables portfolio managers to better navigate a challenging environment by focusing on opportunities when stock prices are favorable. The fund’s portfolio managers are also optimistic they can continue to uncover promising long-term investment opportunities, and companies with sustainable dividends and income.

					Percent of net assets
Country diversification	The Americas		Europe (continued)		Other regions
	United States	40.1%	Denmark	1.2%	South Africa	.8%
	Canada	3.5	Other	1.9
	Mexico	2.3		27.3	Short term securities & other
	Brazil	1.2			assets less liabilities	5.9
		47.1	Asia/Pacific Basin
			Japan	6.8	Total	100.0%
	Europe		Taiwan	3.8
	United Kingdom	11.1	India	2.3
	France	3.7	Australia	2.2
	Switzerland	3.2	China	1.9
	Germany	2.7	Other	1.9
	Italy	1.9		18.9
	Netherlands	1.6

			Percent of net assets
Largest	TSMC	3.33%	Royal Dutch Shell	1.84%
equity securities	Microsoft	2.78	Broadcom	1.77
	UnitedHealth Group	2.46	ICICI Bank	1.61
	Nintendo	2.36	Chevron	1.52
	British American Tobacco	2.30	Infraestructura Energética Nova, SAB de CV	1.45

16	American Funds Insurance Series

Global Growth and Income Fund

Average annual	For periods ended December 31, 2016
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since May 1, 2006)	ratio
	Class 1	7.61%	10.31%	4.99%	5.66%	.63%
	Class 2	7.34	10.01	4.73	5.39	.88
	Class 4	7.04	9.80	4.49	5.15	1.13

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from May 1, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 11.51% for the 12 months ended December 31, 2016. Standard & Poor’s 500 Composite Index,* a market capitalization-weighted index based on the results of 500 widely held common stocks, rose 11.96%.

U.S. stocks rose, rebounding from losses at the beginning of the year. The U.S. was a clear leader in terms of economic growth compared to other major economies around the world. An increase in commodity prices lifted the energy sector. Meanwhile, financial stocks rose spurred by rising interest rates and the potential for a looser regulatory environment. European stocks declined slightly amid weak economic growth, deflationary pressures and increasing political risk, while emerging markets advanced as central banks globally provided further stimulus.

Regarding the fund, stock selection in materials contributed most to the fund’s returns on a relative basis. As iron ore prices climbed, Brazilian metals and mining company Vale experienced a triple digit return that was among the top contributors to the fund’s relative returns. U.S. mining company Freeport McMoRan was also additive as its share price rose, having plummeted 70% in 2015. An overweight position and good stock selection in the energy sector were also additive to results, given the turnaround in energy prices.

The fund’s weakest sectors on a relative basis were health care, consumer staples and financials. Health care was the biggest detractor to relative returns, and Amgen, Gilead Sciences and Illumina dragged the most.

The portfolio managers exercise caution when considering the potential impact on the U.S. economy and markets that could result from the new administration’s approach to health care, infrastructure, fiscal policy, taxes and trade. Should uncertainty eventually result in increased volatility, the fund’s healthy cash position can give portfolio managers an opportunity to invest in companies with more favorable valuations for the long term.

			Percent of net assets
Largest	Amazon	3.36%	Netflix	1.88%
equity securities	Texas Instruments	2.21	Broadcom	1.75
	Verizon Communications	2.05	Alphabet	1.73
	Microsoft	2.01	AbbVie	1.71
	Amgen	2.00	JPMorgan Chase	1.65

18	American Funds Insurance Series

Growth-Income Fund

Average annual	For periods ended December 31, 2016
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since February 8, 1984)	ratio
	Class 1	11.80%	14.73%	6.56%	11.13%	.29%
	Class 2	11.51	14.44	6.29	10.82	.54
	Class 3	11.59	14.52	6.36	10.93	.47
	Class 4	11.25	14.19	6.04	10.58	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: S&P Dow Jones Indices LLC.

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund rose 1.44% for the 12 months ended December 31, 2016, while the MSCI ACWI (All Country World Index) ex USA* gained 4.50%.

U.S. stocks continued to advance after the unexpected U.S. presidential election result, led by positive economic news and strong quarterly earnings from several companies. European stocks declined slightly amid weak economic growth, deflationary pressures and increasing political risk ahead of key elections in 2017, including in Germany and France. Emerging markets rose as central banks globally provided further stimulus.

The best contributors to the fund in absolute terms were the materials and energy sectors due in part to good stock selection. The growing probability of increased infrastructure spending and a rebound in commodities lifted both sectors, respectively. Stock selection in telecommunication services also helped the fund on a relative basis.

On the downside, utilities hindered the most in relative terms due to an overweight position and investment selection. Stock selection in industrials and utilities also detracted from the fund’s relative returns. By region, holdings in the U.K. hurt results the most on a relative basis, as the British pound lost ground relative to the U.S. dollar.

While economic conditions remain mixed in many countries, the fund’s portfolio managers are optimistic that our global research and the fund’s flexible mandate will help us continue to identify attractive investment opportunities.

					Percent of net assets
Country diversification	Europe		Asia/Pacific Basin		Other regions
	United Kingdom	24.9%	Hong Kong	8.7%	Israel	1.7%
	France	6.9	Japan	5.1	South Africa	1.4
	Switzerland	5.1	Taiwan	2.5	Other	1.6
	Spain	4.7	Thailand	2.5		4.7
	Sweden	2.8	India	1.5
	Germany	2.2	Australia	1.3	Short term securities & other
	Portugal	1.7	Other	1.4	assets less liabilities	8.1
	Finland	1.1		23.0
	Other	2.9			Total	100.0%
		52.3	The Americas
			Canada	5.0
			United States	4.6
			Brazil	1.1
			Other	1.2
				11.9

			Percent of net assets
Largest	Philip Morris International	3.49%	Novartis	2.16%
equity securities	Royal Dutch Shell	3.00	Cheung Kong Infrastructure	2.11
	Imperial Brands	2.57	British American Tobacco	1.77
	SSE	2.35	Teva Pharmaceutical	1.70
	BP	2.34	EDP	1.69

20	American Funds Insurance Series

International Growth and Income Fund

Average annual	For periods ended December 31, 2016
total returns based on				Lifetime	Expense
a $1,000 investment		1 year	5 years	(since November 18, 2008)	ratio
	Class 1	1.71%	5.45%	8.66%	.68%
	Class 2	1.44	5.17	8.38	.93
	Class 4	1.18	4.99	8.16	1.18

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from November 18, 2008, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, a mix of stocks and bonds, rose 4.08% for the 12 months ended December 31, 2016. During the same period, the MSCI ACWI (All Country World Index)1 rose 7.86%. The Bloomberg Barclays U.S. Aggregate Index2 gained 2.65%. The index blend of 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index3 rose 6.42%. The Lipper Global Equity Income Funds Average,4 a measure of similar funds, increased 7.28%.

In the equity portfolio, the best contributors to the fund in relative terms were the health care, financials and information technology sectors due in part to good stock selection. Verizon Communications registered double-digit gains amid mergers-and-acquisitions activity. While the fixed income portfolio detracted from the fund’s relative returns, investments in bonds continue to provide the opportunity for downside protection.

The weakest sectors for the fund in relative terms were the consumer discretionary, utilities and materials sectors. Greene King and Gannett both suffered double-digit losses and were among the top five detractors to relative returns. On a country basis, holdings in the U.K. detracted from the fund’s relative returns the most, as the British pound depreciated against the U.S. dollar.

Portfolio managers expect the new administration and new Congress to reduce regulation for financial services firms, which should boost companies’ return on equity and result in higher dividends for the fund’s equity investments. Lower worldwide production and higher demand are expected to help energy prices, which in turn will improve dividend prospects for holdings in the sector. While portfolio managers do not expect the new administration to affect legislation that will impact drug pricing, drug prices are a potential headline risk for health care stocks. The portfolio managers are optimistic that our global research will help us identify attractive long-term investment opportunities.

					Percent of net assets
Country diversification	The Americas		Asia/Pacific Basin		Short term securities & other
	United States	51.1%	Hong Kong	2.8%	assets less liabilities	5.8%
	Canada	3.1	Taiwan	1.9
		54.2	Singapore	1.8	Total	100.0%
			Japan	1.6
	Europe		Australia	1.6
	United Kingdom	15.6	Other	1.1
	Sweden	2.9		10.8
	Finland	2.1
	France	2.1	Other regions
	Switzerland	2.0	United Arab Emirates	.2
	Portugal	1.5
	Other	2.8
		29.0

22	American Funds Insurance Series

Capital Income Builder

Average annual	For periods ended December 31, 2016
total returns based on			Lifetime	Expense
a $1,000 investment		1 year	(since May 1, 2014)	ratio
	Class 1	4.17%	1.12%	.54%
	Class 2	4.08	1.08	.80
	Class 4	3.78	.64	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Source: Thomson Reuters Lipper.

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, rose 9.41% for the 12 months ended December 31, 2016. Standard & Poor’s 500 Composite Index,1 the benchmark for the fund’s equity holdings, gained 11.96% over the same period, while the Bloomberg Barclays U.S. Aggregate Index,2 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 2.65%. A blend of the two indexes, the 60%/40% S&P 500/ Bloomberg Barclays U.S. Aggregate Index,3 advanced 8.31%.

U.S. stocks advanced, rebounding from losses at the beginning of the year. The U.S. was a clear leader in terms of economic growth compared to other major economies around the world. While an increase in commodity prices lifted the energy sector, financial stocks also rose spurred by rising interest rates and the potential for a looser regulatory environment. Bonds also advanced, led by high-yield corporates.

Stock selection in the health care, information technology and consumer discretionary sectors contributed most to the fund’s relative returns. TSMC, a chip contract manufacturer for Apple, added most to the fund’s relative returns, boosted by the release of Apple’s iPhone 7. UnitedHealth Group was also additive, led by strong earnings and projected revenue growth of its health services division, Optum.

Holdings in the energy and industrials sectors detracted the most on a relative basis.

The fund’s fixed income holdings were led by an overweight position in high-yield corporate bonds. Issuers in the materials and energy sectors were among the top five contributors. Federal agency mortgage-backed securities also accounted for gains.

The portfolio managers continue to evaluate the implications of the Trump administration’s policy decisions regarding health care, infrastructure, fiscal policy, taxes and trade on the U.S. economy and market sectors. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

			Percent of net assets
Largest	Microsoft	3.58%	UnitedHealth Group	1.84%
equity securities	JPMorgan Chase	2.46	DuPont	1.71
	Philip Morris International	2.12	Lockheed Martin	1.62
	TSMC	2.08	Chubb	1.54
	Comcast	1.89	Johnson & Johnson	1.45

24	American Funds Insurance Series

Asset Allocation Fund

Average annual	For periods ended December 31, 2016
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since August 1,1989)	ratio
	Class 1	9.69%	11.22%	6.22%	8.42%	.29%
	Class 2	9.41	10.94	5.96	8.13	.54
	Class 3	9.49	11.02	6.03	8.22	.47
	Class 4	9.16	10.76	5.74	7.89	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd. The 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

American Funds Insurance Series	25

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund rose 4.48% for the 12 months ended December 31, 2016. The MSCI ACWI (All Country World Index),1 which measures global stocks, gained 7.86%, while the Bloomberg Barclays Global Aggregate Index,2 a measure of investment-grade bonds (rated BBB/Baa and above), increased 2.09%. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index3 rose 5.69%.

The U.S. has been the pacesetter for growth, and it looks likely that it will continue in that role. After keeping the markets in suspense for several months, the Federal Reserve finally raised interest rates in mid-December. Additional hikes are anticipated if the economy continues its positive trajectory.

Overseas, China seems to be managing its transition to a service economy reasonably well. In Europe, the aftermath of Brexit and a number of other political referendums continue to create uncertainty in the markets.

Information technology holdings were beneficial, with Nintendo and ASML both contributing to relative returns. Among health care stocks, Merck climbed on the strength of its drug pipeline. While a number of energy holdings boosted results, Spectra Energy was a standout. Industrials detracted on a relative basis, however, with Capita and ASSA ABLOY dampening returns.

In fixed income, the biggest negative was currency. Global bonds had positive results in local terms, but a strong U.S. dollar — often a headwind for emerging markets — partially unraveled those gains. We are taking a defensive stance on the risk of rising rates with increased exposure to Treasury Inflation Protected Securities (TIPS). With the new U.S. presidential administration likely to make changes to trade and tax policies, the economic outlook for developing countries (and possibly some developed markets) remains unsettled. As the past year has shown, markets can turn in advance of the real economy.

	Percent of net assets			Percent of net assets
Largest sectors	Industrials	10.1%	Largest fixed income	U.S. Treasury	8.2%
in common stock	Information technology	10.0	holdings (by issuer)	Japanese Government	3.0
holdings	Energy	6.9		Mexican Government	1.3
	Consumer staples	6.4		Irish Government	1.3
	Health care	5.6		Polish Government	1.3

					Percent of net assets
Currency				Forward	Short-term
diversification		Equity	Bonds &	currency	securities & other
		securities	notes	contracts	assets less liabilities	Total
	U.S. dollars	30.8%	16.6%	.8%	10.2%	58.4%
	Euros	8.0	3.8	.1	—	11.9
	Japanese yen	3.3	3.0	.7	—	7.0
	British pounds	5.4	1.1	(.9)	—	5.6
	Hong Kong dollars	2.2	—	—	—	2.2
	Swedish krona	1.3	.2	.5	—	2.0
	Swiss francs	1.9	—	—	—	1.9
	Canadian dollars	1.5	.4	(.3)	—	1.6
	Danish krone	.5	.8	—	—	1.3
	Other currencies	3.6	5.4	(.9)	—	8.1
						100.0%

			Percent of net assets
Largest	Microsoft	2.28%	British American Tobacco	1.46%
equity securities	ASML	2.23	Merck	1.36
	Humana	1.69	Amazon	1.22
	Nintendo	1.64	Home Depot	1.17
	JPMorgan Chase	1.46	Boeing	1.14

26	American Funds Insurance Series

Global Balanced Fund

Average annual	For periods ended December 31, 2016
total returns based on				Lifetime	Expense
a $1,000 investment		1 year	5 years	(since May 2, 2011)	ratio
	Class 1	4.73%	6.07%	4.22%	.72%
	Class 2	4.48	5.79	3.95	.97
	Class 4	4.21	5.77	3.89	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

American Funds Insurance Series	27

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund gained 2.95% for the 12 months ended December 31, 2016, outpacing its benchmark, the Bloomberg Barclays U.S. Aggregate Index,* which rose 2.65%.

Yields moved higher in the latter half of the year, with the most significant increase occurring in the wake of the U.S. presidential election. The yield on the 10-year Treasury rose over 100 basis points between July and December, a signal that the bond markets are expecting higher inflation. The U.S. economy is expected to expand at or above its current pace as monetary easing begins to wind down.

Corporate bond selection aided results, particularly in the energy sector. A lower weighting in mortgages was helpful as rates began to increase. Stronger expectations for inflation boosted the fund’s Treasury Inflation Protected Securities holdings.

As was largely expected, the Federal Reserve raised interest rates 0.25% in mid-December to a range of 0.50% to 0.75%, and indicated there are likely to be a number of increases in 2017. However, when we consider the Fed’s path in the years ahead, we believe it will not take too aggressive an approach.

On the whole, the U.S. economy is in good shape. While the recent stretch of fiscal exuberance has delighted the markets and could delay the next recession, we prefer markets that run on realism. The new presidential administration has created considerable uncertainty with its rather broad statements on trade, tax reform and spending. As such, we may experience periods of volatility in the months ahead. Nonetheless, we will continue to search the bond market for promising investment opportunities.

			Percent of net assets
Largest holdings	U.S. Treasury	33.2%	Ginnie Mae	1.1%
(by issuer)	Freddie Mac	10.4	Enbridge Energy Partners	.8
	Fannie Mae	7.3	Abbott Laboratories	.7
	Mexican Government	1.8	Morgan Stanley	.7
	Japanese Government	1.4	Allergan	.6

28	American Funds Insurance Series

Bond Fund

Average annual	For periods ended December 31, 2016
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since January 2, 1996)	ratio
	Class 1	3.27%	2.56%	3.19%	4.78%	.38%
	Class 2	2.95	2.30	2.93	4.52	.63
	Class 4	2.80	2.08	2.69	4.27	.88

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: Bloomberg Index Services Ltd.

American Funds Insurance Series	29

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Bond Fund rose 2.71% for the 12 months ended December 31, 2016, while the Bloomberg Barclays Global Aggregate Index1 also rose 2.09%.

The surprise outcome of the presidential election shifted market expectations toward stronger growth, higher inflation and tighter monetary policy. Following a year of strong job growth, the Federal Reserve raised interest rates in December for the first time in 2016. U.S. Treasury yields moved higher and the yield on the benchmark 10-year U.S. Treasury note rose a modest 18 basis points to end the year at 2.45%.

The Bank of Japan introduced a long-term interest rate target in an effort to steepen the yield curve, while the government announced a fiscal stimulus package to combat sluggish economic growth and low inflation. Meanwhile, the European Central Bank and Bank of England’s accommodative monetary policies were targeted at stimulating their respective economies.

The U.S. dollar rose against most other currencies due to global expansion concerns and geopolitical risks. Overall, currency exposure hurt relative results. An overweight position in emerging market currencies, such as the Mexican peso, detracted considerably. On the other hand, the fund benefited from being underweight in the British pound.

Despite the headwind from currencies, the fund benefited from issuer selection and sector allocation, particularly an overweight stance in corporate bonds. As corporate spreads tightened, select issuers in the materials and energy sectors were among the top five contributors.

The portfolio managers are optimistic that our global research will help us identify attractive long-term investment opportunities. As select emerging market currencies have depreciated, emerging market bonds have become more attractive due to favorable valuations.

		Percent of net assets
Currency weighting (after hedging) by country		Non-U.S. government bonds by country

United States[2]	49.6%	Euro zone[3]:
Japan	14.0	Ireland	2.0%
Euro zone[3]	8.0	Germany	1.6
Hungary	4.9	Italy	1.0
Poland	4.7	Spain	1.0
Mexico	4.7	Other	1.9	7.5%
United Kingdom	3.7	Japan		8.4
Malaysia	2.6	Hungary		5.9
Denmark	2.5	Poland		5.1
Sweden	1.3	Mexico		4.8
India	1.1	Malaysia		2.8
Norway	1.1	India		1.8
Brazil	.8	Argentina		1.4
Thailand	.5	United Kingdom		1.3
Argentina	.4	Brazil		1.2
South Africa	.3	Other		7.7
Philippines	.2	Total		47.9%
Other	(.4)
Total	100.0%

			Percent of net assets
Largest holdings	U.S. Treasury	15.9%	Malaysian Government	2.8%
(by issuer)	Japanese Government	8.4	Fannie Mae	2.3
	Hungarian Government	5.9	Irish Government	2.0
	Polish Government	5.1	Indian Government	1.8
	Mexican Government	4.8	German Government	1.6

30	American Funds Insurance Series

Global Bond Fund

Average annual	For periods ended December 31, 2016
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since October 4, 2006)	ratio
	Class 1	2.92%	.92%	3.75%	3.91%	.57%
	Class 2	2.71	.66	3.49	3.65 [4]	.82
	Class 4	2.42	.49	3.27	3.43	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 4, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Includes U.S. dollar-denominated debt of other countries, totaling 16.8%.
[3]	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, the Netherlands, Slovenia and Spain.
[4]	Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

American Funds Insurance Series	31

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund gained 17.69% for the 12 months ended December 31, 2016. The fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index,* increased 17.13%.

The U.S. economy continued to improve, albeit slowly, while rates stayed low until the presidential election, when they started increasing.

After high-yield markets bottomed in mid-February, there has been a strong and broad recovery in high yield, with the biggest bounce in commodities-related sectors. This rally of commodities, oil and gas, and metals and mining continued in the second half of the year.

During this strong high-yield market, the fund did gradually improve the credit quality of the portfolio. Fundamentals are mostly good, and because valuations are not as attractive, it did warrant taking a little less credit risk — which might have slightly hurt results — but we anticipate good positioning going forward. Default rates remain relatively low, particularly outside the commodities space.

Prospective tax cuts and infrastructure spending could dampen any risk of recession. A slightly stronger economy with less likelihood of recession could put upward pressure on rates across the yield curve. While we are concerned about rates rising, maturities in the high-yield market tend to be shorter than some other markets, which will help dampen the effect of rising rates.

				Percent of net assets
Largest holdings	Altice	1.9%	T-Mobile US	1.3%
(by issuer)	First Quantum Minerals	1.9	Ligado Networks	1.3
	Valeant Pharmaceuticals International	1.8	Tenet Healthcare	1.2
	Kinetic Concepts	1.8	Frontier Communications	1.2
	Cheniere Energy	1.7	Centene Corporation	1.2

32	American Funds Insurance Series

High-Income Bond Fund

Average annual	For periods ended December 31, 2016
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since February 8, 1984)	ratio
	Class 1	17.83%	6.12%	5.54%	8.93%	.49%
	Class 2	17.69	5.88	5.29	8.60	.74
	Class 3	17.68	5.94	5.36	8.74	.67
	Class 4	17.29	5.70	5.07	8.41	.99

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: Bloomberg Index Services Ltd.

American Funds Insurance Series	33

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Mortgage Fund gained 2.25% for the 12 months ended December 31, 2016, while the Bloomberg Barclays U.S. Mortgage-Backed Securities Index* rose 1.67%.

In 2016, yields on U.S. Treasuries, Treasury Inflation Protected Securities (TIPS) and agency mortgage-backed securities increased. The yield on the 10-year U.S. Treasury note rose a modest 18 basis points to end the year at 2.45%.

The fund benefited most from favorable duration. An underweight position in the agency mortgage-backed securities sector, an overweight position in TIPS, and selection of mortgages and other securitized bonds also contributed to relative returns.

The fund is overweight five-year Treasuries and underweight 10-year and longer maturity Treasuries relative to the benchmark. This has helped in recent months and should be additive to results if inflation expectations increase. While the market is pricing in two to three rate hikes a year for the next few years, the portfolio managers’ view is that fewer rate hikes ultimately will be realized.

			Percent of net assets
Breakdown of	30-year pass-throughs:
mortgage-backed	Freddie Mac	12.4%
obligations	Fannie Mae	13.4
	Ginnie Mae	17.5	43.3%
	Other		18.0
	Total		61.3%

34	American Funds Insurance Series

Mortgage Fund

Average annual	For periods ended December 31, 2016
total returns based on				Lifetime	Expense
a $1,000 investment		1 year	5 years	(since May 2, 2011)	ratio
	Class 1	2.50%	2.23%	2.81%	.46%
	Class 2	2.25	1.98	2.56	.71
	Class 4	2.01	1.84	2.40	.96

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: Bloomberg Index Services Ltd.

American Funds Insurance Series	35

Ultra-Short Bond Fund*

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund declined 0.18% for the 12 months ended December 31, 2016, while the Bloomberg Barclays Short-Term Government/Corporate Index† gained 0.80%.

The fund’s return was higher than last year, while yields on three-month Treasury bills ended the year approximately 30 basis points higher. However, short-term interest rates still remain at historically low levels.

The Federal Reserve announced an interest rate hike of 25 basis points in its December 14 meeting. Given markets anticipate an increase in interest rates, we expect returns to continue to advance as short-term rates begin to rise.

36	American Funds Insurance Series

Ultra-Short Bond Fund*

Average annual	For periods ended December 31, 2016
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since February 8, 1984)	ratio
	Class 1.09%		–.16%	.57%	3.58%	.35%
	Class 2	–.18	–.41	.32	3.29	.60
	Class 3	–.09	–.36	.39	3.39	.53
	Class 4	–.45	–.52	.14	3.08	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

*	Effective May 1, 2016, Cash Management Fund was converted to American Funds Insurance Series – Ultra-Short Bond Fund.
†	Source: Bloomberg Index Services Ltd.

		Percent of net assets
Where the fund’s	Commercial paper	60.5%
assets were	Federal agency discount notes	27.4
invested as of	U.S. Treasury	11.9
December 31, 2016	Other assets less liabilities	.2
	Total	100.0%

American Funds Insurance Series	37

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund gained 1.19% for the 12 months ended December 31, 2016, while the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index* rose 1.31%.

Some of the major themes driving the markets in 2016 were concerns about global economic growth, geopolitical events such as Brexit, U.S. dollar appreciation and strong employment growth. While the markets were anticipating more rate hikes, the Federal Reserve only raised rates one time – in December.

Longer maturity Treasury yields ended the year 10 to 30 basis points higher in yield. Shorter maturity Treasury yields rose more rapidly as the market increasingly priced in an increase in interest rates. Inflation expectations drifted higher as energy prices have rebounded and as labor market conditions have improved.

Throughout 2016, the fund had underweight duration relative to the benchmark, which has generally helped relative returns as yields have risen. The fund also benefited from sector allocation, with U.S. guaranteed agency securities contributing most to the fund.

The portfolio managers have positioned the fund with the expectation that the Fed will be slower to raise rates than is currently priced into the market. They believe that less monetary policy tightening in the U.S. will lead to a steepening of the yield curve and higher inflation expectations.

			Percent of net assets
Breakdown of	30-year pass-throughs:
mortgage-backed	Freddie Mac	8.8%
obligations	Fannie Mae	8.3
	Ginnie Mae	4.3	21.4%
	15-year pass-throughs		2.1
	Other		5.4
	Total		28.9%

38	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Average annual	For periods ended December 31, 2016
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since December 2, 1985)	ratio
	Class 1	1.44%	1.56%	3.87%	6.00%	.36%
	Class 2	1.19	1.29	3.60	5.69	.61
	Class 3	1.24	1.37	3.67	5.80	.54
	Class 4.99		1.14	3.39	5.48	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: Bloomberg Index Services Ltd.

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 2.52% for the 12 months ended December 31, 2016. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of 500 widely held common stocks, rose 11.96%. Standard & Poor’s 500 Managed Risk Index – Moderate2 gained 7.27%. Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive2 advanced 7.67%.

While the underlying fund’s strong stock selection in consumer discretionary added to results the most on a relative basis, health care stocks detracted on an absolute and relative basis with Regeneron Pharmaceuticals, Centene and Express Scripts among the top five detractors to relative returns.

Average annual	For periods ended December 31, 2016
total returns based on			Lifetime	Gross expense	Net expense
a $1,000 investment		1 year	(since May 1, 2013)	ratio	ratio
	Class P1	2.89%	5.62%	.87%	.71%
	Class P2	2.52	5.28	1.12	.96

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus dated May 1, 2017 (unaudited). The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40	American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund lost 3.05% for the 12 months ended December 31, 2016, trailing the MSCI ACWI (All Country World Index) ex USA,1 which rose 4.50%. Standard & Poor’s EPAC Ex. Korea LargeMidCap Managed Risk Index–Moderate2 lost 2.43%. Standard & Poor’s EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive2 lost 3.17%.

The underlying fund’s overweight position and good stock selection in the information technology sector contributed most to relative results. After strong returns in health care in recent years, many holdings lagged.

Average annual	For periods ended December 31, 2016
total returns based on			Lifetime	Gross expense	Net expense
a $1,000 investment		1 year	(since May 1, 2013)	ratio	ratio
	Class P1	–2.59%	–1.54%	1.05%	.89%
	Class P2	–3.05	–1.91	1.30	1.14

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus dated May 1, 2017 (unaudited). The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.
[2]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 13.39% for the 12 months ended December 31, 2016. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of 500 widely held common stocks, rose 11.96%. Standard & Poor’s 500 Managed Risk Index – Moderate2 gained 7.27%. Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive2 advanced 7.67%.

The underlying fund’s overweight position and strong stock selection in energy and industrials companies boosted fund results the most on a relative basis.

Average annual	For periods ended December 31, 2016
total returns based on			Lifetime	Gross expense	Net expense
a $1,000 investment		1 year	(since May 1, 2013)	ratio	ratio
	Class P1	13.77%	7.14%	.92%	.76%
	Class P2	13.39	6.77	1.17	1.01

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus dated May 1, 2017 (unaudited). The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42	American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund rose 6.08% for the 12 months ended December 31, 2016. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of 500 widely held common stocks, rose 11.96%. Standard & Poor’s 500 Managed Risk Index – Moderate2 gained 7.27%. Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive2 advanced 7.67%.

The underlying fund’s overweight position and strong stock selection in materials companies added the most to fund results on a relative basis. The fund’s weakest sectors on a relative basis were health care, consumer staples and financials.

Average annual	For periods ended December 31, 2016
total returns based on			Lifetime	Gross expense	Net expense
a $1,000 investment		1 year	(since May 1, 2013)	ratio	ratio
	Class P1	6.49%	6.38%	.83%	.67%
	Class P2	6.08	6.00	1.08	.92

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus dated May 1, 2017 (unaudited). The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund rose 7.27% for the 12 months ended December 31, 2016. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of 500 widely held common stocks, gained 11.96% over the same period, while the Bloomberg Barclays U.S. Aggregate Index,2 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 2.65%. A blend of the two indexes, the 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index,3 advanced 8.31%. Standard & Poor’s 500 Managed Risk Index – Moderate4 gained 7.27%. Standard & Poor’s 500 Managed Risk Index – Moderate Conservative4 advanced 7.06%.

The underlying fund’s holdings in health care contributed the most to relative results, while holdings in the industrials sector were the weakest.

44	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Average annual	For periods ended December 31, 2016
total returns based on			Lifetime	Gross expense	Expense
a $1,000 investment		1 year	(since September 28, 2012)	ratio	ratio
	Class P1	7.57%	7.25%	.70%	.65%
	Class P2	7.27	6.98	.95	.90

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus dated May 1, 2017 (unaudited). The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd. The 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	45

3717.26 ▲90.72
P/E, trailing/estimate* 20.69/12.80
Dividend yield 1.88%
65-day
moving average 5000

We believe in investing in global companies for the long term.

A defining characteristic of American Funds is our global research; it serves as the backbone of our investment management system. Research provides our portfolio managers and investment analysts with a comprehensive overview of the potential opportunities and drawbacks of securities under consideration. Another hallmark of our approach is the emphasis we place on investing for the long term. This approach has benefited shareholders of American Funds Insurance Series (AFIS) throughout its 32-year history.

46	American Funds Insurance Series

“We get better insights that we believe will lead to better long-term results for our shareholders. Even our U.S.-oriented funds benefit from this global perspective. That is the core assumption in all this, and we have done a reasonably good job of proving this since our inception.”

During that time, investors have witnessed numerous changes in our increasingly global economy. For example, the popularity of e-commerce and social media has exploded with the advent of the internet. Market growth has been rapid, but not without fluctuations. Since our inception, there have been six significant downturns in the U.S. with losses ranging from 19% to 57% as measured by the Standard & Poor’s 500 Composite Index.* Global markets have been roiled by incidents such as the U.S. savings and loan crisis of the 1980s, the Asian and Russian currency and debt crises of the 1990s, and the more recent Great Recession of 2008–2009. Yet long-term investors would have done well by trusting a solid investment approach during periods of volatility.

Despite these ups and downs, the number and variety of funds offered by the series has expanded, as have total assets under management. When the series was introduced on February 8, 1984, it consisted of four variable funds focused on domestic stock and bond markets. Today there are 18 individual funds and five managed risk funds — many with substantial investments outside the U.S. Assets have grown to more than $120 billion.

With the introduction of International Fund and Global Bond Fund, the series sought investment opportunities outside the U.S. This evolution mirrors one of the most significant developments of the past three decades: globalization. As a result, economies across the globe are now irrevocably linked.

In fact, the rise of emerging markets alone has created many new investment prospects. “Developing markets have expanded in ways that no one could have imagined,” says Don O’Neal, vice chairman of the series. “Billions of people have improved their standard of living.”

Market disruptions and technological advances have been far-reaching contributors to stronger international trade and financial networking. For instance, mobile devices and e-commerce have played a prominent role in shaping

*	Declines are based on price declines of 15% or more (without dividends reinvested) in the unmanaged S&P 500 with 100% recovery between declines (except for a 77% recovery between 3/9/09 and 4/29/11). Source: S&P Dow Jones Indices LLC.

American Funds Insurance Series	47

consumerism and spurring the growth of companies throughout the world.

In China, mobile technology and smartphones have boosted the country’s internet economy. Not only has this contributed to a faster diffusion of ideas, the time between the conception and launch of new products has quickened as well. The soaring popularity of internet companies like Alibaba is evidence of this progression.

As more companies engage in commerce, where a business generates revenue has become more important than its country of domicile in assessing market exposure and the ability to withstand market cycles. We refer to this as The New Geography of Investing.® For this reason, active management supported by a worldwide research operation is more critical than ever.

Global research: the backbone of our investment system “Our investment analysts are the core of our research, where the ideas get generated,” Don explains. “What’s great about The Capital SystemSM is that on one side we have this vast store of expert knowledge — the investment analysts —and on the other is a reservoir of experience and perspective — the portfolio managers. Combine them with our culture and we have a very solid investment engine.”

Portfolio managers are generalists who make investment choices from a wide range of industries. Each is responsible for a portion of the fund’s portfolio.

Our track record launching funds in different market conditions

Markets on the whole have been tested by significant declines over the past three decades. Over its 32-year history, American Funds Insurance Series has evolved to meet the diverse needs of investors. With its variety of investment options, the series seeks to help investors achieve their long-term financial goals.

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

From December 31, 1984, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI (All Country World Index) did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. From December 31, 1984, to December 31, 1989, the Citigroup World Government Bond Index was used because the Bloomberg Barclays Global Aggregate Index did not exist. Sources: Capital Group, Bloomberg Index Services Ltd., MSCI and S&P Dow Jones Indices LLC.

48	American Funds Insurance Series

They make these choices independent of one another. Another portion is managed by a team of investment analysts who are specialists in different sectors of the economy. The result is a portfolio of stocks and bonds that reflect the highest convictions of our investment professionals.

This process directly complements our long-term approach to investing and was introduced to assist with succession planning. It promotes continuity and consistency, and serves to reduce volatility. The Capital System also emphasizes global integration. Investment analysts across Asia, Europe and the U.S. exchange ideas and offer diverse perspectives. In this way we combine the unique insights, strengths and experience of many individuals. This ongoing dialogue is paramount, particularly during periods of market uncertainty.

The close relationship between portfolio managers and industry analysts also contributes to our deep shared knowledge of companies. While portfolio managers routinely accompany analysts on research trips, equity and fixed income analysts collaborate as well. This kind of teamwork results in a more thorough and accurate assessment of each company and its management.

Looking forward

Our global research network provides a competitive advantage as we search for promising investment opportunities around the world. A broad perspective helps us understand and monitor trends as industries evolve. We maintain a sharp focus, making investment choices one company at a time.

As we navigate the ever-changing market landscape, our goal of delivering superior long-term results for shareholders will remain at the forefront. Having weathered numerous crises, we continue to believe in the importance of maintaining a long view. “The value of investing for the long term is demonstrable, and our firm is an excellent fit for such investors,” Don concludes. ■

A diversity of backgrounds and views

International Fund’s four portfolio managers average 21 years of investment experience. As they pursue the fund’s growth objective and seek to manage the risks inherent in investing, they draw on insights gained over a wide variety of market conditions.

Alfonso Barroso, London

Alfonso is an equity portfolio manager with Capital Group. He has 22 years of investment experience, all with Capital. Alfonso has lived in the U.K., the U.S., Indonesia and Spain. He looks for economically resilient companies with a history of steady and attractive earnings, as well as cyclical companies trading at depressed valuations.

Sung Lee, Singapore

Sung is an equity portfolio manager with Capital Group. He has 22 years of investment experience, all with Capital. Sung has lived in Singapore, Tokyo, the U.S. and South Korea. He often finds attractive investments in cash-generative industries such as food & beverage and consumer products.

Jesper Lyckeus, London

Jesper is an equity portfolio manager with Capital Group. He has 22 years of investment experience, 21 of which have been with Capital. Jesper has lived in the U.K., the U.S., Sweden and France. He prefers value stocks that are out of favor in the general investment community.

Christopher Thomsen, London

Christopher is an equity portfolio manager with Capital Group. He has 19 years of investment experience, all with Capital. Chris has lived in the U.K., the U.S., the Philippines, Hong Kong and Japan. He focuses on quality of management and growth at a reasonable price when looking at companies, often finding investments in multinationals that derive significant earnings from developing markets.

American Funds Insurance Series	49

Global Growth Fund

Summary investment portfolio December 31, 2016

Common stocks 94.42%		Shares	Value (000)
Information	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	34,285,000	$191,998
technology	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,035,000	29,756
25.70%	ASML Holding NV1	675,542	75,690
	ASML Holding NV (New York registered)	516,176	57,915
	Nintendo Co., Ltd.[1]	544,200	113,763
	Alphabet Inc., Class A2	77,600	61,494
	Alphabet Inc., Class C2	63,852	49,282
	Facebook, Inc., Class A2	866,685	99,712
	Murata Manufacturing Co., Ltd.[1]	704,000	93,750
	Microsoft Corp.	1,365,000	84,821
	Visa Inc., Class A	998,800	77,926
	Broadcom Ltd.	392,200	69,329
	Alibaba Group Holding Ltd. (ADR)[2]	781,050	68,584
	AAC Technologies Holdings Inc.[1]	5,581,540	50,215
	Tencent Holdings Ltd.[1]	1,800,000	43,686
	Accenture PLC, Class A	323,151	37,851
	Intel Corp.	1,022,500	37,086
	Other securities		95,410
			1,338,268

Consumer	Amazon.com, Inc.[2]	384,650	288,438
discretionary	Home Depot, Inc.	1,038,100	139,188
21.07%	Priceline Group Inc.[2]	52,225	76,565
	Ulta Salon, Cosmetics & Fragrance, Inc.[2]	278,300	70,950
	McDonald’s Corp.	504,000	61,347
	Industria de Diseño Textil, SA1	1,723,000	58,798
	NIKE, Inc., Class B	928,000	47,170
	Naspers Ltd., Class N1	221,000	32,201
	Other securities		322,449
			1,097,106

Health care	Regeneron Pharmaceuticals, Inc.[2]	243,700	89,460
14.23%	UnitedHealth Group Inc.	551,500	88,262
	Novo Nordisk A/S, Class B1	2,418,401	86,868
	Express Scripts Holding Co.[2]	722,500	49,701
	Merck & Co., Inc.	760,500	44,771
	Boston Scientific Corp.[2]	1,979,200	42,810
	Sartorius AG, non-registered shares, nonvoting preferred[1]	568,400	42,086
	Vertex Pharmaceuticals Inc.[2]	553,194	40,754
	Bayer AG1	349,300	36,441
	Other securities		220,012
			741,165

Financials	JPMorgan Chase & Co.	1,034,520	89,269
9.58%	AIA Group Ltd.[1]	15,387,900	86,115
	Prudential PLC[1]	1,914,934	38,196
	Indiabulls Housing Finance Ltd.[1]	3,523,000	33,541
	Other securities		251,675
			498,796

Consumer staples	Associated British Foods PLC[1]	2,435,000	82,294
6.38%	British American Tobacco PLC[1]	853,000	48,432
	Other securities		201,710
			332,436

50	American Funds Insurance Series

Global Growth Fund

Common stocks		Shares	Value (000)
Industrials	Airbus Group SE, non-registered shares[1]	1,109,500	$73,225
5.58%	KONE Oyj, Class B1	880,000	39,424
	Komatsu Ltd.[1]	1,485,000	33,518
	NIBE Industrier AB, Class B1	4,178,285	32,919
	Other securities		111,257
			290,343

Energy	Reliance Industries Ltd.[1]	3,325,000	52,953
4.11%	Seven Generations Energy Ltd., Class A2	1,481,325	34,544
	Enbridge Inc. (CAD denominated)	768,910	32,356
	Schlumberger Ltd.	365,260	30,664
	Other securities		63,632
			214,149

Telecommunication	SoftBank Group Corp.[1]	1,176,000	77,637
services	Other securities		12,703
1.74%			90,340

Materials	Other securities		77,113
1.48%

Miscellaneous	Other common stocks in initial period of acquisition		236,693
4.55%	Total common stocks (cost: $3,836,676,000)		4,916,409

Bonds, notes & other debt instruments 0.04%		Principal amount (000)
U.S. Treasury bonds & notes 0.04%
U.S. Treasury	Other securities		2,002
0.04%	Total bonds, notes & other debt instruments (cost: $2,001,000)		2,002

Short-term securities 4.82%
	Microsoft Corp. 0.70% due 2/1/2017[3]	$15,000	14,992
	Québec (Province of) 0.53% due 1/6/2017[3]	39,900	39,896
	Victory Receivables Corp. 0.73%–0.75% due 1/11/2017–1/24/2017[3]	40,000	39,985
	Other securities		156,076

	Total short-term securities (cost: $250,932,000)		250,949

	Total investment securities 99.28% (cost: $4,089,609,000)		5,169,360
	Other assets less liabilities 0.72%		37,360
	Net assets 100.00%		$5,206,720

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series	51

Global Growth Fund

Forward currency contracts

The fund has entered into a forward currency contract as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $11,269,000.

					Unrealized
			Contract amount		appreciation
	Settlement		Receive	Deliver	at 12/31/2016
	date	Counterparty	(000)	(000)	(000)
Sales:
Japanese yen	1/19/2017	Bank of America, N.A.	$5,339	¥581,294	$359

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,469,332,000, which represented 47.43% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $180,668,000, which represented 3.47% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

¥ = Japanese yen

See Notes to Financial Statements

52	American Funds Insurance Series

Global Small Capitalization Fund

Summary investment portfolio December 31, 2016

Common stocks 92.58%		Shares	Value (000)
Consumer	Domino’s Pizza, Inc.	335,300	$53,393
discretionary	Cedar Fair, LP	687,000	44,105
19.37%	zooplus AG, non-registered shares[1,2]	266,800	34,124
	Ted Baker PLC[1]	968,500	33,561
	AA PLC[1]	9,674,804	33,002
	GVC Holdings PLC[1,2]	4,048,748	32,022
	Tele Columbus AG1,2	3,285,000	27,291
	Five Below, Inc.[2]	670,900	26,809
	Penske Automotive Group, Inc.	473,000	24,520
	BCA Marketplace PLC[1]	10,400,000	23,895
	Other securities		418,206
			750,928

Information	Qorvo, Inc.[2]	1,783,038	94,020
technology	Inphi Corp.[2]	887,600	39,605
15.79%	Kakaku.com, Inc.[1]	1,954,000	32,306
	Zoopla Property Group PLC[1]	6,815,620	26,794
	VTech Holdings Ltd.[1]	1,975,100	26,374
	AAC Technologies Holdings Inc.[1]	2,563,061	23,059
	Other securities		370,155
			612,313

Health care	GW Pharmaceuticals PLC (ADR)[2]	687,950	76,878
14.45%	China Biologic Products, Inc.[2]	503,000	54,083
	Insulet Corp.[2]	1,345,633	50,703
	athenahealth, Inc.[2]	342,000	35,968
	NuVasive, Inc.[2]	501,750	33,798
	Illumina, Inc.[2]	260,400	33,342
	Ultragenyx Pharmaceutical Inc.[2]	372,768	26,209
	Hikma Pharmaceuticals PLC[1]	1,039,000	24,101
	CryoLife, Inc.	1,232,300	23,598
	Other securities		201,501
			560,181

Financials	Essent Group Ltd.[2]	1,579,064	51,114
8.26%	Webster Financial Corp.	703,700	38,197
	Kotak Mahindra Bank Ltd.[1]	3,282,732	34,817
	Texas Capital Bancshares, Inc.[2]	356,222	27,928
	Kemper Corp.	550,000	24,365
	Avanza Bank Holding AB1	544,486	22,042
	Other securities		121,714
			320,177

Energy	Laredo Petroleum, Inc.[2]	4,534,000	64,111
7.73%	InterOil Corp.[2]	1,184,235	56,346
	SM Energy Co.	808,700	27,884
	Carrizo Oil & Gas, Inc.[2]	733,473	27,395
	Whitecap Resources Inc.	2,638,880	23,900
	Other securities		100,125
			299,761

Industrials	International Container Terminal Services, Inc.[1]	30,840,000	44,403
7.35%	ITT Inc.	823,000	31,743
	Other securities		208,627
			284,773

American Funds Insurance Series	53

Global Small Capitalization Fund

Common stocks (continued)		Shares	Value (000)
Materials	Lundin Mining Corp.[2]	7,025,000	$33,486
6.03%	Buzzi Unicem SPA[1]	1,357,000	32,112
	Other securities		168,046
			233,644

Consumer staples	COSMOS Pharmaceutical Corp.[1]	193,900	35,737
4.77%	Sprouts Farmers Market, Inc.[2]	1,541,700	29,169
	Other securities		120,169
			185,075

Utilities	ENN Energy Holdings Ltd.[1]	9,515,700	38,980
2.32%	Other securities		50,943
			89,923

Other	Other securities		66,766
1.72%

Miscellaneous	Other common stocks in initial period of acquisition		185,906
4.79%	Total common stocks (cost: $3,373,784,000)		3,589,447

Rights & warrants 0.01%
Real estate	Other securities		270
0.01%	Total rights & warrants (cost: $16,000)		270

Bonds, notes & other debt instruments 0.18%		Principal amount (000)
U.S. Treasury bonds & notes 0.09%
U.S. Treasury	Other securities		3,594
0.09%

Corporate bonds & notes 0.09%
Energy	Other securities		3,474
0.09%	Total bonds, notes & other debt instruments (cost: $5,159,000)		7,068

Short-term securities 7.37%
	Bank of Montreal 1.08% due 3/21/2017	$25,000	24,943
	Federal Home Loan Bank 0.44%–0.52% due 1/11/2017–2/22/2017	85,000	84,979
	Gotham Funding Corp. 1.15% due 4/3/2017[3]	25,000	24,935
	Liberty Street Funding Corp. 1.05% due 3/15/2017[3]	25,000	24,955
	Mizuho Bank, Ltd. 0.70% due 2/2/2017[3]	25,000	24,983
	Québec (Province of) 0.53% due 1/6/2017[3]	44,900	44,896
	Total Capital Canada Ltd. 0.75% due 1/17/2017[3]	50,000	49,987
	Other securities		5,800
	Total short-term securities (cost: $285,453,000)		285,478

	Total investment securities 100.14% (cost: $3,664,412,000)		3,882,263
	Other assets less liabilities (0.14)%		(5,409)
	Net assets 100.00%		$3,876,854

54	American Funds Insurance Series

Global Small Capitalization Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $8,713,000, an aggregate cost of $8,280,000, and which represented .22% of the net assets of the fund) was acquired on 5/1/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $85,443,000.

					Unrealized
					appreciation
			Contract amount		(depreciation)
	Settlement		Receive	Deliver	at 12/31/2016
	date	Counterparty	(000)	(000)	(000)
Sales:
British pounds	1/11/2017	HSBC Bank	$42,412	£34,000	$493
British pounds	1/26/2017	Citibank	$15,236	£12,190	202
Euros	1/6/2017	JPMorgan Chase	$9,945	€9,091	370
Euros	1/9/2017	Citibank	$11,278	€10,438	283
Euros	1/26/2017	HSBC Bank	$3,844	€3,672	(28)
Euros	1/27/2017	Barclays Bank PLC	$2,817	€2,691	(20)
Japanese yen	1/12/2017	UBS AG	$3,828	¥437,000	86
					$1,386

American Funds Insurance Series	55

Global Small Capitalization Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2016 (000)
Time Technoplast Ltd.[1]	11,888,000	—	—	11,888,000	$98	$15,917
Victoria Oil & Gas PLC[1,2]	6,966,560	—	—	6,966,560	—	3,005
Indochine Mining Ltd.[1,2]	73,199,466	—	73,016,468	182,998	—	—
Canadian Overseas Petroleum Ltd.[2,4]	11,225,000	—	—	11,225,000	—	—
Canadian Overseas Petroleum Ltd.[2,3,4]	8,000,000	—	—	8,000,000	—	—
Canadian Overseas Petroleum Ltd. (GBP denominated)[1,2,4]	6,050,000	—	—	6,050,000	—	—
Canadian Overseas Petroleum Ltd., warrants, expire 2017[1,2,4]	2,555,000	—	—	2,555,000	—	—
JVM Co., Ltd.[1,2,4]	411,500	—	411,500	—	30	—
Mauna Kea Technologies SA2,4	958,400	—	958,400	—	—	—
Sylvania Platinum Ltd. (CDI)[1,2,4]	15,000,000	—	15,000,000	—	—	—
zooplus AG, non-registered shares[1,2,4]	357,716	—	90,916	266,800	—	—
					$128	$18,922

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,612,372,000, which represented 41.59% of the net assets of the fund. This amount includes $1,600,921,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $187,639,000, which represented 4.84% of the net assets of the fund.

[4]	Unaffiliated issuer at 12/31/2016.

Key to abbreviations and symbols

ADR = American Depositary Receipts

CDI = CREST Depository Interest

€ = Euros

GBP/£ = British pounds

 ¥ = Japanese yen

See Notes to Financial Statements

56	American Funds Insurance Series

Growth Fund

Summary investment portfolio December 31, 2016

Common stocks 94.56%		Shares	Value (000)
Information	Facebook, Inc., Class A1	7,788,185	$896,031
technology	Microsoft Corp.	11,095,000	689,443
26.13%	Apple Inc.	4,905,300	568,132
	Broadcom Ltd.	2,880,800	509,239
	ASML Holding NV (New York registered)	2,224,016	249,534
	ASML Holding NV2	1,808,186	202,596
	Alphabet Inc., Class C1	270,241	208,578
	Alphabet Inc., Class A1	254,000	201,282
	Taiwan Semiconductor Manufacturing Co., Ltd.[2]	59,537,000	333,409
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,675,392	48,168
	Visa Inc., Class A	2,120,000	165,402
	Intel Corp.	3,950,000	143,267
	TE Connectivity Ltd.	2,015,000	139,599
	Akamai Technologies, Inc.[1]	2,040,000	136,027
	Other securities		1,140,965
			5,631,672

Consumer	Amazon.com, Inc.[1]	1,614,607	1,210,745
discretionary	Home Depot, Inc.	3,890,000	521,571
21.21%	Comcast Corp., Class A	7,257,351	501,120
	Charter Communications, Inc., Class A1	1,287,320	370,645
	Ulta Salon, Cosmetics & Fragrance, Inc.[1]	1,120,000	285,533
	Netflix, Inc.[1]	1,971,000	244,010
	Priceline Group Inc.[1]	136,331	199,869
	Tesla Motors, Inc.[1]	927,500	198,197
	Starbucks Corp.	3,510,000	194,875
	MGM Resorts International[1]	5,743,400	165,582
	Other securities		678,854
			4,571,001

Health care	UnitedHealth Group Inc.	3,645,000	583,346
13.18%	Regeneron Pharmaceuticals, Inc.[1]	697,750	256,137
	Centene Corp.[1]	4,266,652	241,109
	Humana Inc.	993,200	202,643
	Express Scripts Holding Co.[1]	2,809,908	193,294
	Incyte Corp.[1]	1,921,500	192,669
	Thermo Fisher Scientific Inc.	1,065,000	150,271
	Vertex Pharmaceuticals Inc.[1]	2,023,000	149,034
	Medtronic PLC	1,830,000	130,351
	Other securities		742,037
			2,840,891

Energy	Schlumberger Ltd.	4,727,000	396,832
10.86%	Concho Resources Inc.[1]	1,960,000	259,896
	EOG Resources, Inc.	2,492,400	251,982
	Suncor Energy Inc.	5,502,090	179,899
	Noble Energy, Inc.	3,958,000	150,641
	Chevron Corp.	1,200,000	141,240
	Halliburton Co.	2,500,000	135,225
	Other securities		823,567
			2,339,282

American Funds Insurance Series	57

Growth Fund

Common stocks (continued)		Shares	Value (000)
Financials	Berkshire Hathaway Inc., Class A1	1,893	$462,121
9.60%	Berkshire Hathaway Inc., Class B1	363,734	59,281
	JPMorgan Chase & Co.	2,683,720	231,578
	Onex Corp.	2,342,800	159,450
	Legal & General Group PLC[2]	45,158,246	137,542
	Other securities		1,018,454
			2,068,426

Industrials	Boeing Co.	1,444,800	224,927
5.74%	Rockwell Collins, Inc.	1,775,000	164,649
	Other securities		848,264
			1,237,840

Consumer staples	Philip Morris International Inc.	2,470,000	225,980
4.62%	Constellation Brands, Inc., Class A	1,075,000	164,808
	Kraft Heinz Co.	1,803,199	157,455
	Coca-Cola Co.	3,245,000	134,538
	Other securities		312,481
			995,262

Telecommunication	Zayo Group Holdings, Inc.[1]	6,549,000	215,200
services	Other securities		25,132
1.11%			240,332

Other	Other securities		272,832
1.27%

Miscellaneous	Other common stocks in initial period of acquisition		180,202
0.84%	Total common stocks (cost: $14,086,577,000)		20,377,740

Convertible stocks 0.06%
Consumer	Other securities		13,104
discretionary	Total convertible stocks (cost: $10,650,000)		13,104
0.06%

Convertible bonds 0.02%		Principal amount (000)
Miscellaneous	Other convertible bonds in initial period of acquisition		4,481
0.02%	Total convertible bonds (cost: $5,000,000)		4,481

58	American Funds Insurance Series

Growth Fund

Short-term securities 5.46%	Principal amount (000)	Value (000)
Apple Inc. 0.71% due 2/14/2017[3]	$75,000	$74,948
Chevron Corp. 0.60%–0.67% due 2/2/2017–2/7/2017[3]	80,000	79,944
Federal Home Loan Bank 0.38%–0.53% due 1/6/2017–2/24/2017	221,600	221,530
Microsoft Corp. 0.67%–0.89% due 1/17/2017–3/21/2017[3]	110,000	109,908
Other securities		688,641
Total short-term securities (cost: $1,174,918,000)		1,174,971

Total investment securities 100.10% (cost: $15,277,145,000)		21,570,296
Other assets less liabilities (0.10)%		(20,546)
Net assets 100.00%		$21,549,750

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some securities in “Other securities” (with aggregate value of $21,743,000, an aggregate cost of $19,586,000, and which represented .10% of the net assets of the fund) were acquired from 5/22/2015 to 12/1/2016 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. One of the securities listed below is included in the value of “Other securities” under the respective industry sector in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2016 (000)
KGen Power Corp.[1,2,4]	3,166,128	—	3,166,128	—	$—	$—
Oshkosh Corp.[4]	4,947,000	—	4,760,853	186,147	2,166	—
					$2,166	$—

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,378,737,000, which represented 6.40% of the net assets of the fund. This amount includes $1,356,994,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $577,099,000, which represented 2.68% of the net assets of the fund.
[4]	Unaffiliated issuer at 12/31/2016.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series	59

International Fund

Summary investment portfolio December 31, 2016

Common stocks 91.33%		Shares	Value (000)
Financials	AIA Group Ltd.[1]	34,971,700	$195,711
15.28%	HDFC Bank Ltd.[1]	8,854,600	172,651
	HDFC Bank Ltd. (ADR)	352,300	21,378
	BNP Paribas SA1	1,996,322	127,168
	Barclays PLC[1]	46,061,039	126,528
	Prudential PLC[1]	5,142,265	102,568
	UBS Group AG1	4,796,651	75,091
	Kotak Mahindra Bank Ltd.[1]	6,186,048	65,610
	Credit Suisse Group AG1	3,667,625	52,370
	Other securities		199,873
			1,138,948

Information	Tencent Holdings Ltd.[1]	9,635,499	233,856
technology	Alibaba Group Holding Ltd. (ADR)[2]	1,873,200	164,486
12.76%	Samsung Electronics Co., Ltd.[1]	108,596	160,457
	Nintendo Co., Ltd.[1]	474,646	99,223
	ASML Holding NV1	693,834	77,740
	Other securities		215,611
			951,373

Consumer	Altice NV, Class A1,2	7,869,893	155,667
discretionary	Altice NV, Class B1,2	1,118,127	22,236
12.71%	Kering SA1	477,249	106,992
	Galaxy Entertainment Group Ltd.[1]	18,326,000	78,841
	Toyota Motor Corp.[1]	1,103,000	64,393
	Naspers Ltd., Class N1	416,600	60,701
	Sands China Ltd.[1]	13,028,000	56,031
	Other securities		402,639
			947,500

Health care	Novartis AG1	3,096,974	225,270
9.49%	Grifols, SA, Class B, preferred nonvoting, non-registered shares[1]	3,304,730	52,998
	Grifols, SA, Class A, non-registered shares[1]	881,000	17,504
	Grifols, SA, Class B (ADR)	793,690	12,755
	UCB SA1	1,272,900	81,476
	Sysmex Corp.[1]	1,161,823	67,157
	Takeda Pharmaceutical Co. Ltd.[1]	1,408,500	58,171
	Teva Pharmaceutical Industries Ltd. (ADR)	1,525,300	55,292
	Other securities		136,660
			707,283

Materials	HeidelbergCement AG1	1,052,809	98,221
8.64%	Nitto Denko Corp.[1]	1,092,000	83,613
	Glencore PLC[1,2]	24,853,000	83,533
	First Quantum Minerals Ltd.	7,199,000	71,580
	Other securities		307,381
			644,328

Industrials	Airbus Group SE, non-registered shares[1]	2,559,364	168,914
8.24%	Rolls-Royce Holdings PLC[1,2]	9,055,400	74,470
	Other securities		370,716
			614,100
60	American Funds Insurance Series

International Fund

Common stocks		Shares	Value (000)
Consumer staples	Nestlé SA1	1,317,700	$94,513
7.53%	Pernod Ricard SA1	717,437	77,721
	AMOREPACIFIC Corp.[1]	262,800	69,875
	British American Tobacco PLC[1]	1,182,000	67,113
	Associated British Foods PLC[1]	1,979,588	66,903
	Other securities		185,625
			561,750

Utilities	Power Grid Corp. of India Ltd.[1]	35,497,206	95,891
5.20%	Cheung Kong Infrastructure Holdings Ltd.[1]	7,942,000	63,167
	ENN Energy Holdings Ltd.[1]	12,732,000	52,155
	Other securities		176,529
			387,742

Energy	Royal Dutch Shell PLC, Class B1	2,996,561	85,509
4.91%	Royal Dutch Shell PLC, Class A1	2,050,421	56,499
	Other securities		223,941
			365,949

Telecommunication	Nippon Telegraph and Telephone Corp.[1]	1,948,000	81,886
services	SoftBank Group Corp.[1]	911,900	60,201
3.40%	Other securities		111,262
			253,349

Real estate	Cheung Kong Property Holdings Ltd.[1]	12,918,528	78,340
2.19%	Other securities		84,602
			162,942

Miscellaneous	Other common stocks in initial period of acquisition		73,165
0.98%	Total common stocks (cost: $6,453,721,000)		6,808,429

Bonds, notes & other debt instruments 1.04%		Principal amount (000)
Corporate bonds & notes 0.65%
Materials	First Quantum Minerals Ltd. 7.00%–7.25% 2021–2022[3]	$29,445	29,186
0.49%	Other securities		7,050
			36,236

Energy	Other securities		12,380
0.16%	Total corporate bonds & notes		48,616

U.S. Treasury bonds & notes 0.31%
U.S. Treasury	U.S. Treasury 0.875% 2017[4]	22,835	22,854
0.31%

Bonds & notes of governments outside the U.S. 0.08%
	Other securities		5,999
	Total bonds, notes & other debt instruments (cost: $69,936,000)		77,469

American Funds Insurance Series	61

International Fund

Short-term securities 7.37%	Principal amount (000)	Value (000)
Bank of Montreal 1.10%–1.11% due 2/1/2017–4/3/2017	$75,900	$75,779
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.63% due 1/6/2017	13,800	13,798
Fairway Finance Corp. 0.93% due 3/13/2017[3]	8,800	8,785
Federal Home Loan Bank 0.42%–0.49% due 1/9/2017–2/21/2017	80,400	80,367
Gotham Funding Corp. 0.92% due 2/13/2017[3]	55,100	55,050
Mizuho Bank, Ltd. 0.70% due 1/30/2017[3]	54,300	54,267
Sumitomo Mitsui Banking Corp. 0.73% due 1/18/2017[3]	52,100	52,083
U.S. Treasury Bills 0.40%–0.52% due 1/5/2017–4/6/2017	103,100	103,062
Victory Receivables Corp. 0.74% due 1/11/2017[3]	50,000	49,991
Other securities		56,266
Total short-term securities (cost: $549,423,000)		549,448

Total investment securities 99.74% (cost: $7,073,080,000)		7,435,346
Other assets less liabilities 0.26%		19,529
Net assets 100.00%		$7,454,875

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

62	American Funds Insurance Series

International Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $290,958,000.

					Unrealized
			Contract amount		appreciation (depreciation)
	Settlement		Receive	Deliver	at 12/31/2016
	date	Counterparty	(000)	(000)	(000)

Sales:
Euros	1/10/2017	Barclays Bank PLC	$16,784	€15,545	$408
Euros	1/10/2017	JPMorgan Chase	$7,791	€7,216	190
Euros	1/23/2017	Barclays Bank PLC	$130,424	€125,000	(1,336)
Euros	1/26/2017	HSBC Bank	$8,873	€8,477	(63)
Euros	1/26/2017	Bank of America, N.A.	$23,103	€22,080	(174)
Euros	2/24/2017	HSBC Bank	$3,829	€3,666	(40)
Japanese yen	2/17/2017	JPMorgan Chase	$22,843	¥2,686,677	(203)
Japanese yen	2/17/2017	Citibank	$45,677	¥5,373,353	(414)
Japanese yen	2/24/2017	Barclays Bank PLC	$56,819	¥6,682,000	(512)
					$(2,144)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $6,197,096,000, which represented 83.13% of the net assets of the fund. This amount includes $6,024,446,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $308,111,000, which represented 4.13% of the net assets of the fund.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $71,000, which represented less than .01% of the net assets of the fund.

Key to abbreviation and symbols

ADR = American Depositary Receipts

€ = Euros

¥ = Japanese yen

See Notes to Financial Statements

American Funds Insurance Series	63

New World Fund

Summary investment portfolio December 31, 2016

Common stocks 83.03%		Shares	Value (000)
Information	Murata Manufacturing Co., Ltd.[1]	656,000	$87,358
technology	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	10,757,000	60,240
14.42%	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	540,000	15,525
	Baidu, Inc., Class A (ADR)[2]	250,700	41,217
	AAC Technologies Holdings Inc.[1]	4,423,500	39,796
	Alphabet Inc., Class C2	25,946	20,026
	Alphabet Inc., Class A2	16,900	13,392
	Broadcom Ltd.	130,300	23,033
	Alibaba Group Holding Ltd. (ADR)[2]	249,550	21,913
	MasterCard Inc., Class A	200,000	20,650
	Other securities		74,227
			417,377

Financials	UniCredit SpA[1]	21,925,000	63,030
13.17%	HDFC Bank Ltd.[1]	1,385,100	27,007
	HDFC Bank Ltd. (ADR)	208,400	12,646
	Citigroup Inc.	560,000	33,281
	ICICI Bank Ltd.[1]	6,053,830	22,699
	ICICI Bank Ltd. (ADR)	1,100,500	8,243
	Housing Development Finance Corp. Ltd.[1]	1,604,700	29,830
	BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	5,441,500	27,586
	AIA Group Ltd.[1]	4,291,600	24,017
	Sberbank of Russia PJSC (ADR) [1]	1,150,000	13,280
	Sberbank of Russia PJSC (ADR)	682,500	7,903
	Capitec Bank Holdings Ltd.[1]	413,438	20,938
	Other securities		90,687
			381,147

Consumer	Naspers Ltd., Class N1	395,419	57,615
discretionary	Domino’s Pizza, Inc.	310,000	49,364
12.63%	Ctrip.com International, Ltd. (ADR)[2]	963,600	38,544
	Matahari Department Store Tbk PT1	28,777,400	32,124
	Kroton Educacional SA, ordinary nominative	6,786,000	27,793
	Other securities		160,036
			365,476

Energy	Reliance Industries Ltd.[1]	5,492,302	87,469
9.56%	Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)[2]	3,575,674	36,150
	United Tractors Tbk PT1	19,029,300	29,987
	CNOOC Ltd.[1]	21,621,100	26,694
	Other securities		96,421
			276,721

Health care	China Biologic Products, Inc.[2]	380,800	40,944
6.92%	Hypermarcas SA, ordinary nominative	3,730,800	29,952
	Novo Nordisk A/S, Class B1	586,600	21,070
	Other securities		108,109
			200,075

Consumer staples	Lenta Ltd. (GDR)[1,2]	5,241,024	42,941
6.05%	Lenta Ltd. (GDR)[1,2,3]	1,053,300	8,630
	CP ALL PCL[1]	16,826,500	29,322
	Nestlé SA1	295,696	21,209
	Other securities		72,987
			175,089

64	American Funds Insurance Series

New World Fund

Common stocks		Shares	Value (000)
Materials	ArcelorMittal SA1,2	10,556,683	$77,831
5.94%	Vale SA, Class A, preferred nominative	4,350,000	31,195
	Klabin SA, units	4,692,000	25,545
	Other securities		37,333
			171,904

Industrials	Airbus Group SE, non-registered shares[1]	581,929	38,406
5.30%	Eicher Motors Ltd.[1]	104,200	33,388
	Other securities		81,507
			153,301

Telecommunication	SoftBank Group Corp.[1]	461,400	30,460
services	Other securities		28,853
2.05%			59,313

Real estate	American Tower Corp. REIT	245,000	25,892
1.05%	Other securities		4,425
			30,317

Utilities	Other securities		27,439
0.95%

Miscellaneous	Other common stocks in initial period of acquisition		144,465
4.99%	Total common stocks (cost: $2,144,710,000)		2,402,624

Rights & warrants 1.18%
Consumer staples	Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 2018[1,3]	5,330,000	22,473
1.06%	Other securities		8,174

Consumer	Other securities		3,636
discretionary	Total rights & warrants (cost: $40,814,000)		34,283
0.12%

Bonds, notes & other debt instruments 4.80%		Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 4.18%
	Russian Federation 8.15% 2027	RUB2,470,000	40,254
	Russian Federation 7.00%–7.60% 2021–2023	185,000	2,929
	Other securities		77,874
			121,057
Corporate bonds & notes 0.57%
Energy	Petrobras Global Finance Co. 4.38%–8.75% 2021–2115	3,047	2,983
0.31%	Other securities		6,096
			9,079

Materials	Vale Overseas Ltd. 6.25% 2026	618	644
0.02%

American Funds Insurance Series	65

New World Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Other	Other securities		$6,720
0.24%	Total corporate bonds & notes		16,443

U.S. Treasury bonds & notes 0.05%
U.S. Treasury	Other securities		1,501
0.05%	Total bonds, notes & other debt instruments (cost: $131,714,000)		139,001

Short-term securities 10.94%
	Bank of Montreal 0.63% due 1/9/2017	$30,000	29,995
	Export Development Canada 0.83% due 2/27/2017	20,000	19,979
	Federal Home Loan Bank 0.45%–0.56% due 1/18/2017–3/29/2017	47,000	46,974
	Freddie Mac 0.47% due 2/2/2017	20,000	19,993
	Gotham Funding Corp. 1.15% due 4/3/2017[3]	25,000	24,935
	Liberty Street Funding Corp. 1.05% due 3/15/2017[3]	25,000	24,954
	PepsiCo Inc. 0.64% due 1/30/2017[3]	20,000	19,991
	Total Capital Canada Ltd. 0.75% due 1/17/2017[3]	50,000	49,987
	Victory Receivables Corp. 0.82% due 1/18/2017[3]	50,000	49,984
	Other securities		29,838
	Total short-term securities (cost: $316,595,000)		316,630

	Total investment securities 99.95% (cost: $2,633,833,000)		2,892,538
	Other assets less liabilities 0.05%		1,327
	Net assets 100.00%		$2,893,865

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

66	American Funds Insurance Series

New World Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $12,356,000.

					Unrealized
			Contract amount		(depreciation) appreciation
	Settlement		Receive	Deliver	at 12/31/2016
	date	Counterparty	(000)	(000)	(000)
Sales:
Colombian pesos	1/13/2017	JPMorgan Chase	$365	COP1,127,350	$(9)
Colombian pesos	1/20/2017	Bank of America, N.A.	$775	COP2,311,700	8
Euros	1/23/2017	HSBC Bank	$281	€ 265	2
Euros	2/24/2017	HSBC Bank	$554	€ 530	(6)
Indian rupees	1/11/2017	Citibank	$644	INR44,350	(9)
Indian rupees	1/11/2017	JPMorgan Chase	$3,735	INR257,150	(50)
Indian rupees	1/25/2017	JPMorgan Chase	$464	INR31,418	3
Japanese yen	2/16/2017	Bank of America, N.A.	$1,331	¥ 153,000	19
Japanese yen	2/17/2017	UBS AG	$549	¥ 63,000	8
Mexican pesos	1/10/2017	HSBC Bank	$886	MXN18,300	6
Mexican pesos	1/11/2017	Citibank	$434	MXN9,000	1
Mexican pesos	1/12/2017	HSBC Bank	$148	MXN3,075	— [4]
South African rand	1/10/2017	JPMorgan Chase	$268	ZAR3,700	(1)
South African rand	1/20/2017	Bank of America, N.A.	$893	ZAR12,200	8
Turkish lira	1/6/2017	JPMorgan Chase	$251	TRY785	29
Turkish lira	1/13/2017	Citibank	$142	TRY500	— [4]
Turkish lira	1/24/2017	Bank of America, N.A.	$502	TRY1,775	1
					$10

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,522,635,000, which represented 52.62% of the net assets of the fund. This amount includes $1,458,989,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $261,280,000, which represented 9.03% of the net assets of the fund.
[4]	Amount less than one thousand.

Key to abbreviations and symbols

ADR = American Depositary Receipts

COP = Colombian pesos

€ = Euros

GDR = Global Depositary Receipts

INR = Indian rupees

¥ = Japanese yen

MXN = Mexican pesos

RUB = Russian rubles

TRY = Turkish lira

ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series	67

Blue Chip Income and Growth Fund

Summary investment portfolio December 31, 2016

Common stocks 92.66%		Shares	Value (000)
Information	Intel Corp.	7,487,200	$271,561
technology	Apple Inc.	1,974,580	228,696
14.12%	Texas Instruments Inc.	2,630,000	191,911
	Western Union Co.	8,225,000	178,647
	Oracle Corp.	3,150,000	121,117
	Broadcom Ltd.	492,527	87,064
	Microsoft Corp.	1,400,000	86,996
	Other securities		54,777
			1,220,769

Health care	AbbVie Inc.	6,338,800	396,936
13.39%	Amgen Inc.	1,856,500	271,439
	Medtronic PLC	1,460,000	103,996
	Teva Pharmaceutical Industries Ltd. (ADR)	2,260,800	81,954
	Gilead Sciences, Inc.	959,812	68,732
	Bristol-Myers Squibb Co.	1,125,000	65,745
	Other securities		168,104
			1,156,906

Energy	Exxon Mobil Corp.	3,166,000	285,763
12.26%	Halliburton Co.	4,795,700	259,399
	Canadian Natural Resources, Ltd.	7,677,150	244,748
	Noble Energy, Inc.	2,488,000	94,693
	ConocoPhillips	1,500,000	75,210
	Other securities		99,839
			1,059,652

Financials	JPMorgan Chase & Co.	3,678,200	317,392
11.10%	American International Group, Inc.	2,536,750	165,675
	Citigroup Inc.	2,312,000	137,402
	Prudential Financial, Inc.	1,295,000	134,758
	Goldman Sachs Group, Inc.	531,000	127,148
	Other securities		76,557
			958,932

Industrials	Norfolk Southern Corp.	952,000	102,883
9.79%	Boeing Co.	659,000	102,593
	CSX Corp.	2,850,000	102,400
	Caterpillar Inc.	904,000	83,837
	Illinois Tool Works Inc.	650,000	79,599
	Union Pacific Corp.	750,000	77,760
	General Dynamics Corp.	450,000	77,697
	General Electric Co.	2,400,000	75,840
	Other securities		143,950
			846,559

Consumer staples	Altria Group, Inc.	3,754,000	253,846
9.59%	Kraft Heinz Co.	1,076,666	94,015
	Philip Morris International Inc.	1,000,000	91,490
	Mondelez International, Inc.	1,580,000	70,041
	Reynolds American Inc.	1,108,000	62,092
	Other securities		256,973
			828,457

68	American Funds Insurance Series

Blue Chip Income and Growth Fund

Common stocks		Shares	Value (000)
Telecommunication	AT&T Inc.	6,624,000	$281,718
services	Verizon Communications Inc.	4,265,171	227,675
5.89%			509,393

Materials	Freeport-McMoRan Inc.[1]	12,908,000	170,257
4.90%	Vale SA, Class A, preferred nominative (ADR)	12,719,337	87,636
	Vale SA, ordinary nominative (ADR)	460,500	3,509
	Other securities		162,243
			423,645

Consumer	Las Vegas Sands Corp.	2,458,000	131,282
discretionary	Amazon.com, Inc.[1]	104,500	78,361
4.81%	General Motors Co.	2,000,000	69,680
	McDonald’s Corp.	500,000	60,860
	Other securities		75,869
			416,052

Utilities	Exelon Corp.	2,263,000	80,314
1.69%	Other securities		65,338
			145,652

Real estate	Other securities		34,708
0.40%

Miscellaneous	Other common stocks in initial period of acquisition		408,090
4.72%	Total common stocks (cost: $6,264,454,000)		8,008,815

Short-term securities 7.26%		Principal amount (000)
	Apple Inc. 0.53% due 1/18/2017[2]	$20,000	19,995
	Chevron Corp. 0.60%–0.80% due 2/6/2017–3/13/2017[2]	115,000	114,875
	Federal Home Loan Bank 0.47%–0.54% due 1/13/2017–3/22/2017	303,800	303,643
	Microsoft Corp. 0.60%–0.78% due 1/4/2017–2/13/2017[2]	45,000	44,982
	Other securities		143,754
	Total short-term securities (cost: $627,211,000)		627,249

	Total investment securities 99.92% (cost: $6,891,665,000)		8,636,064
	Other assets less liabilities 0.08%		7,174
	Net assets 100.00%		$8,643,238

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series	69

Blue Chip Income and Growth Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $199,751,000, which represented 2.31% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

70	American Funds Insurance Series

Global Growth and Income Fund

Summary investment portfolio December 31, 2016

Common stocks 91.66%		Shares	Value (000)
Information	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	11,845,800	$66,337
technology	Microsoft Corp.	890,000	55,305
17.35%	Nintendo Co., Ltd.[1]	225,000	47,035
	Broadcom Ltd.	200,000	35,354
	Murata Manufacturing Co., Ltd.[1]	183,000	24,369
	Apple Inc.	185,000	21,427
	Alibaba Group Holding Ltd. (ADR)[2]	160,000	14,050
	TE Connectivity Ltd.	200,000	13,856
	Facebook, Inc., Class A2	120,000	13,806
	Other securities		53,907
			345,446

Financials	ICICI Bank Ltd.[1]	4,550,000	17,060
13.99%	ICICI Bank Ltd. (ADR)	2,000,000	14,980
	UniCredit SpA[1]	8,150,000	23,430
	JPMorgan Chase & Co.	267,000	23,039
	Capital One Financial Corp.	205,000	17,884
	CME Group Inc., Class A	145,500	16,783
	Prudential PLC[1]	807,000	16,097
	National Australia Bank Ltd.[1]	680,000	15,009
	First Republic Bank	155,000	14,282
	Other securities		120,081
			278,645

Consumer	ProSiebenSat.1 Media SE1	616,945	23,850
discretionary	Amazon.com, Inc.[2]	25,000	18,747
9.88%	Home Depot, Inc.	135,000	18,101
	Continental AG1	81,000	15,768
	Steinhoff International Holdings NV1	2,990,000	15,440
	Other securities		104,866
			196,772

Industrials	Airbus Group SE, non-registered shares[1]	374,000	24,684
9.23%	Lockheed Martin Corp.	85,500	21,370
	Boeing Co.	120,000	18,682
	Flughafen Zürich AG1	95,000	17,626
	Grupo Aeroportuario del Pacífico SAB de CV	2,080,000	17,106
	United Continental Holdings, Inc.[2]	225,000	16,398
	Other securities		67,988
			183,854

Energy	Royal Dutch Shell PLC, Class B (ADR)	502,000	29,101
8.48%	Royal Dutch Shell PLC, Class A (ADR)	138,515	7,533
	Chevron Corp.	257,000	30,249
	BP PLC[1]	4,000,000	24,854
	Other securities		77,051
			168,788

Health care	UnitedHealth Group Inc.	306,100	48,988
7.52%	Merck & Co., Inc.	335,900	19,774
	Regeneron Pharmaceuticals, Inc.[2]	46,000	16,886
	Medtronic PLC	226,000	16,098
	Other securities		48,001
			149,747

American Funds Insurance Series	71

Global Growth and Income Fund

Common stocks (continued)		Shares	Value (000)
Consumer staples	British American Tobacco PLC[1]	807,000	$45,821
7.16%	Nestlé SA1	379,700	27,234
	Walgreens Boots Alliance, Inc.	210,500	17,421
	Procter & Gamble Co.	191,222	16,078
	Other securities		36,053
			142,607

Materials	E.I. du Pont de Nemours and Co.	350,000	25,690
5.28%	ArcelorMittal SA1,2	3,000,000	22,118
	James Hardie Industries PLC (CDI)[1]	950,000	15,042
	Other securities		42,354
			105,204

Utilities	Infraestructura Energética Nova, SAB de CV	6,606,884	28,790
4.18%	DONG Energy AS1,2	491,552	18,604
	Other securities		35,808
			83,202

Real estate	MGM Growth Properties LLC REIT, Class A	943,856	23,889
3.23%	Crown Castle International Corp. REIT	163,000	14,144
	Other securities		26,346
			64,379

Telecommunication	Other securities		15,407
services
0.77%

Miscellaneous	Other common stocks in initial period of acquisition		91,362
4.59%	Total common stocks (cost: $1,602,338,000)		1,825,413

Preferred securities 0.02%
Consumer	Other securities		486
discretionary	Total preferred securities (cost: $256,000)		486
0.02%

Bonds, notes & other debt instruments 2.40%		Principal amount (000)
Corporate bonds & notes 2.32%
Telecommunication	Numericable Group SA 7.375% 2026[3]	$14,800	15,170
services	Sprint Nextel Corp. 7.25% 2021	18,500	19,703
1.75%			34,873

Materials	Other securities		11,328
0.57%	Total corporate bonds & notes		46,201

U.S. Treasury bonds & notes 0.08%
U.S. Treasury	Other securities		1,601
0.08%	Total bonds, notes & other debt instruments (cost: $42,139,000)		47,802

72	American Funds Insurance Series

Global Growth and Income Fund

Short-term securities 5.78%	Principal amount (000)	Value (000)
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.63% due 1/6/2017	$32,900	$32,896
Federal Home Loan Bank 0.42%–0.49% due 1/9/2017–2/21/2017	64,900	64,871
Mitsubishi UFJ Trust and Banking Corp. 0.75% due 1/13/2017[3]	17,400	17,396
Total short-term securities (cost: $115,161,000)		115,163

Total investment securities 99.86% (cost: $1,759,894,000)		1,988,864
Other assets less liabilities 0.14%		2,745
Net assets 100.00%		$1,991,609

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $15,582,000.

			Contract amount		Unrealized appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2016 (000)
Sales:
Australian dollars	1/9/2017	HSBC Bank	$ 594	A$ 795	$21
British pounds	1/13/2017	Bank of America, N.A.	$ 6,167	£ 4,900	126
					$147

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $828,467,000, which represented 41.60% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $43,894,000, which represented 2.20% of the net assets of the fund.

Key to abbreviations and symbols

A$ = Australian dollars

ADR = American Depositary Receipts

£ = British pounds

CDI = CREST Depository Interest

See Notes to Financial Statements

American Funds Insurance Series	73

Growth-Income Fund

Summary investment portfolio December 31, 2016

Common stocks 91.55%		Shares	Value (000)
Information	Texas Instruments Inc.	7,890,059	$575,738
technology	Microsoft Corp.	8,448,727	525,004
14.98%	Broadcom Ltd.	2,589,590	457,762
	Alphabet Inc., Class A1	338,700	268,403
	Alphabet Inc., Class C1	238,084	183,758
	Oracle Corp.	6,221,000	239,197
	Intel Corp.	5,934,600	215,248
	Accenture PLC, Class A	1,654,500	193,792
	Apple Inc.	1,411,000	163,422
	Other securities		1,085,706
			3,908,030

Health care	Amgen Inc.	3,563,400	521,005
14.66%	AbbVie Inc.	7,140,100	447,113
	Stryker Corp.	2,584,241	309,618
	Gilead Sciences, Inc.	3,537,100	253,292
	UnitedHealth Group Inc.	1,513,596	242,236
	McKesson Corp.	1,666,300	234,032
	Medtronic PLC	3,049,700	217,230
	Express Scripts Holding Co.[1]	2,482,500	170,771
	Illumina, Inc.[1]	1,303,800	166,938
	Merck & Co., Inc.	2,835,080	166,901
	Other securities		1,096,061
			3,825,197

Consumer	Amazon.com, Inc.[1]	1,168,400	876,148
discretionary	Netflix, Inc.[1]	3,966,277	491,025
13.47%	Home Depot, Inc.	1,496,500	200,651
	Twenty-First Century Fox, Inc., Class A	6,141,000	172,194
	Time Warner Inc.	1,767,902	170,655
	Other securities		1,602,991
			3,513,664

Financials	JPMorgan Chase & Co.	4,994,300	430,958
10.82%	American International Group, Inc.	5,083,700	332,017
	Goldman Sachs Group, Inc.	1,345,380	322,151
	State Street Corp.	2,839,500	220,686
	Marsh & McLennan Companies, Inc.	2,926,100	197,775
	Wells Fargo & Co.	2,350,700	129,547
	Other securities		1,189,471
			2,822,605

Industrials	Union Pacific Corp.	3,468,833	359,649
8.07%	General Dynamics Corp.	1,071,000	184,919
	Other securities		1,561,830
			2,106,398

Energy	EOG Resources, Inc.	2,405,155	243,161
7.96%	TOTAL SA2	4,559,236	232,739
	Chevron Corp.	1,716,900	202,079
	Schlumberger Ltd.	2,055,000	172,517
	Halliburton Co.	3,150,700	170,421
	Concho Resources Inc.[1]	1,274,000	168,932
	Other securities		887,860
			2,077,709

74	American Funds Insurance Series

Growth-Income Fund

Common stocks		Shares	Value (000)
Consumer staples	Philip Morris International Inc.	2,943,330	$269,285
6.70%	Kroger Co.	7,540,500	260,223
	Coca-Cola Co.	5,914,900	245,232
	Other securities		974,698
			1,749,438

Materials	Celanese Corp., Series A	4,085,233	321,671
5.68%	Dow Chemical Co.	3,554,100	203,366
	Monsanto Co.	1,927,985	202,843
	Freeport-McMoRan Inc.[1]	14,540,000	191,782
	Other securities		561,167
			1,480,829

Telecommunication	Verizon Communications Inc.	10,036,400	535,743
services	Other securities		25,412
2.15%			561,155

Real estate	Other securities		472,229
1.81%

Utilities	Sempra Energy	1,649,600	166,016
0.89%	Other securities		67,072
			233,088

Miscellaneous	Other common stocks in initial period of acquisition		1,138,632
4.36%	Total common stocks (cost: $18,430,777,000)		23,888,974

Convertible stocks 0.05%
Other	Other securities		12,497
0.05%	Total convertible stocks (cost: $9,587,000)		12,497

Convertible bonds 0.47%		Principal amount (000)
Other	Other securities		123,679
0.47%	Total convertible bonds (cost: $104,435,000)		123,679

Bonds, notes & other debt instruments 0.27%
U.S. Treasury bonds & notes 0.22%
U.S. Treasury	U.S. Treasury 1.625% 2026	$59,900	55,864
0.22%

Corporate bonds & notes 0.05%
Telecommunication	Other securities		13,926
services	Total bonds, notes & other debt instruments (cost: $73,185,000)		69,790
0.05%

American Funds Insurance Series	75

Growth-Income Fund

Short-term securities 7.73%	Principal amount (000)	Value (000)
Apple Inc. 0.53%–0.76% due 1/17/2017–3/7/2017[3]	$190,900	$190,804
Chariot Funding, LLC 0.68% due 2/3/2017[3]	50,000	49,966
Chevron Corp. 0.51%–0.60% due 1/4/2017–2/3/2017[3]	197,100	197,038
Coca-Cola Co. 0.61%–0.67% due 1/12/2017–1/19/2017[3]	63,100	63,086
Federal Home Loan Bank 0.39%–0.56% due 1/6/2017–5/12/2017	424,000	423,703
Microsoft Corp. 0.60%–0.83% due 1/4/2017–2/21/2017[3]	179,800	179,692
U.S. Treasury Bills 0.40%–0.52% due 1/5/2017–4/6/2017	269,000	268,877
Wells Fargo Bank, N.A. 1.01%–1.05% due 1/17/2017–1/20/2017	140,000	140,031
Other securities		503,889
Total short-term securities (cost: $2,016,997,000)		2,017,086

Total investment securities 100.07% (cost: $20,634,981,000)		26,112,026
Other assets less liabilities (0.07)%		(18,836)
Net assets 100.00%		$26,093,190

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $7,340,000, an aggregate cost of $6,000,000, and which represented .03% of the net assets of the fund) was acquired on through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,454,199,000, which represented 5.57% of the net assets of the fund. This amount includes $1,368,521,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $966,872,000, which represented 3.71% of the net assets of the fund.

See Notes to Financial Statements

76	American Funds Insurance Series

International Growth and Income Fund

Summary investment portfolio December 31, 2016

Common stocks 88.45%		Shares	Value (000)
Financials	Prudential PLC[1]	738,000	$14,720
15.57%	Zurich Insurance Group AG1	52,900	14,530
	HDFC Bank Ltd.[1]	708,000	13,805
	St. James’s Place PLC[1]	1,048,000	13,035
	Siam Commercial Bank Public Co. Ltd., foreign registered [1]	2,906,000	12,324
	Barclays PLC[1]	3,911,497	10,745
	BNP Paribas SA1	165,700	10,555
	bank muscat SAOG[1]	7,447,387	9,126
	Other securities		72,625
			171,465

Consumer staples	Philip Morris International Inc.	420,300	38,453
13.08%	Imperial Brands PLC[1]	651,563	28,344
	British American Tobacco PLC[1]	344,100	19,538
	Pernod Ricard SA1	84,250	9,127
	CALBEE, Inc.[1]	284,400	8,898
	Japan Tobacco Inc.[1]	256,600	8,430
	Other securities		31,252
			144,042

Consumer	Taylor Wimpey plc[1]	9,092,600	17,076
discretionary	H & M Hennes & Mauritz AB, Class B1	489,320	13,583
10.55%	Toyota Motor Corp.[1]	226,000	13,194
	ITV PLC[1]	5,111,100	12,956
	HUGO BOSS AG1	207,500	12,804
	Kering SA1	40,500	9,079
	Other securities		37,547
			116,239

Utilities	SSE PLC[1]	1,356,222	25,926
10.04%	EDP - Energias de Portugal, SA1	6,100,064	18,577
	Power Assets Holdings Ltd.[1]	1,313,000	11,567
	Engie SA1	871,000	11,096
	Cheung Kong Infrastructure Holdings Ltd.[1]	1,282,000	10,196
	DONG Energy AS1,2	234,500	8,875
	Other securities		24,372
			110,609

Energy	Royal Dutch Shell PLC, Class A1	1,200,529	33,080
8.34%	BP PLC[1]	4,142,948	25,742
	Suncor Energy Inc.	291,987	9,547
	TOTAL SA1	179,920	9,185
	Veresen Inc.	922,000	9,003
	Other securities		5,354
			91,911

Industrials	Abertis Infraestructuras, SA, Class A, non-registered shares[1]	1,176,952	16,467
7.74%	CK Hutchison Holdings Ltd.[1]	1,283,348	14,488
	Capita PLC[1]	1,926,500	12,612
	Rolls-Royce Holdings PLC[1,2]	1,415,100	11,638
	ASSA ABLOY AB, Class B1	585,700	10,865
	Airbus Group SE, non-registered shares[1]	163,000	10,758
	Other securities		8,372
			85,200

American Funds Insurance Series	77

International Growth and Income Fund

Common stocks (continued)		Shares	Value (000)
Health care	Novartis AG1	327,670	$23,834
6.10%	Teva Pharmaceutical Industries Ltd. (ADR)	515,400	18,683
	Other securities		24,668
			67,185

Real estate	Cheung Kong Property Holdings Ltd.[1]	3,833,348	23,246
5.81%	Wharf (Holdings) Ltd.[1]	2,540,000	16,692
	Other securities		24,096
			64,034

Information	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	3,070,000	17,192
technology	Flex Ltd.[2]	840,000	12,071
4.26%	Other securities		17,657
			46,920

Telecommunication	MTN Group Ltd.[1]	1,797,000	16,414
services	Other securities		27,958
4.03%			44,372

Materials	Other securities		22,499
2.04%

Miscellaneous	Other common stocks in initial period of acquisition		9,787
0.89%	Total common stocks (cost: $1,027,684,000)		974,263

Convertible bonds 0.03%		Principal amount (000)
Financials	Other securities		253
0.03%	Total convertible bonds (cost: $261,000)		253

Bonds, notes & other debt instruments 3.41%
Corporate bonds & notes 2.14%
Materials	FMG Resources 9.75% 2022[3]	$7,750	9,029
1.03%	Other securities		2,355
			11,384

Other	Other securities		12,226
1.11%	Total corporate bonds & notes		23,610

Bonds & notes of governments & government agencies outside the U.S. 1.23%
	Other securities		13,559

U.S. Treasury bonds & notes 0.04%
U.S. Treasury	U.S. Treasury 0.75% 2017	420	419
0.04%	Total bonds, notes & other debt instruments (cost: $35,063,000)		37,588

78	American Funds Insurance Series

International Growth and Income Fund

Short-term securities 7.84%	Principal amount (000)	Value (000)
Army and Air Force Exchange Service 0.51% due 1/4/2017[3]	$10,100	$10,099
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.66% due 1/13/2017	5,000	4,999
BMW U.S. Capital LLC 0.52% due 1/9/2017[3]	10,000	9,999
Mizuho Bank, Ltd. 0.70% due 1/30/2017[3]	20,000	19,988
U.S. Treasury Bills 0.44% due 2/16/2017	20,000	19,988
Victory Receivables Corp. 0.75% due 1/24/2017[3]	10,000	9,995
Other securities		11,299
Total short-term securities (cost: $86,369,000)		86,367

Total investment securities 99.73% (cost: $1,149,377,000)		1,098,471
Other assets less liabilities 0.27%		2,981
Net assets 100.00%		$1,101,452

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into a forward currency contract as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $16,936,000.

			Contract amount		Unrealized depreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2016 (000)
Sales:
Euros	1/26/2017	Bank of America, N.A.	$ 13,927	€ 13,310	$ (105)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $845,639,000, which represented 76.77% of the net assets of the fund. This amount includes $831,834,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $73,759,000, which represented 6.70% of the net assets of the fund.

Key to abbreviation and symbol

ADR = American Depositary Receipts

€ = Euros

See Notes to Financial Statements

American Funds Insurance Series	79

Capital Income Builder

Summary investment portfolio December 31, 2016

Common stocks 78.95%		Shares	Value (000)
Consumer staples	Philip Morris International Inc.	185,335	$16,956
14.06%	Altria Group, Inc.	163,910	11,084
	Coca-Cola Co.	213,945	8,870
	British American Tobacco PLC[1]	93,200	5,292
	Imperial Brands PLC[1]	113,200	4,924
	Diageo PLC[1]	168,400	4,357
	Japan Tobacco Inc.[1]	95,000	3,121
	Other securities		3,331
			57,935

Financials	Sampo Oyj, Class A1	191,382	8,558
13.05%	Swedbank AB, Class A1	237,429	5,738
	Mercury General Corp.	84,710	5,100
	CME Group Inc., Class A	37,595	4,336
	New York Community Bancorp, Inc.	234,400	3,729
	BB&T Corp.	76,280	3,587
	HSBC Holdings PLC (GBP denominated)[1]	437,200	3,535
	KBC Groep NV1	49,773	3,081
	Other securities		16,090
			53,754

Energy	Exxon Mobil Corp.	92,600	8,358
10.37%	Helmerich & Payne, Inc.	96,200	7,446
	Enbridge Inc. (CAD denominated)	174,970	7,363
	Royal Dutch Shell PLC, Class B1	232,760	6,642
	Royal Dutch Shell PLC, Class B (ADR)	8,500	493
	Royal Dutch Shell PLC, Class A1	3,084	85
	Inter Pipeline Ltd.	244,600	5,400
	Occidental Petroleum Corp.	60,300	4,295
	Other securities		2,660
			42,742

Telecommunication	Verizon Communications Inc.	252,051	13,454
services	Vodafone Group PLC[1]	3,167,500	7,790
10.08%	Singapore Telecommunications Ltd.[1]	2,990,100	7,504
	HKT Trust and HKT Ltd., units[1]	4,088,340	5,004
	Other securities		7,772
			41,524

Information	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	960,000	5,376
technology	International Business Machines Corp.	30,450	5,054
6.60%	Paychex, Inc.	61,610	3,751
	Microsoft Corp.	53,620	3,332
	Other securities		9,677
			27,190

Utilities	EDP - Energias de Portugal, SA1	2,035,085	6,198
6.10%	SSE PLC[1]	287,713	5,500
	Other securities		13,455
			25,153

80	American Funds Insurance Series

Capital Income Builder

Common stocks		Shares	Value (000)
Health care	AstraZeneca PLC[1]	99,210	$5,380
5.42%	AstraZeneca PLC (ADR)	87,000	2,377
	Pfizer Inc.	208,200	6,762
	Roche Holding AG, non-registered shares, nonvoting[1]	18,142	4,134
	Other securities		3,663
			22,316

Consumer	Greene King PLC[1]	619,600	5,325
discretionary	Las Vegas Sands Corp.	71,400	3,814
4.22%	Other securities		8,253
			17,392

Real estate	Iron Mountain Inc. REIT	165,295	5,369
4.19%	Lamar Advertising Co. REIT, Class A	60,700	4,081
	Nexity SA, Class A, non-registered shares[1]	86,336	4,040
	Crown Castle International Corp. REIT	43,400	3,766
			17,256

Industrials	Sydney Airport, units[1]	817,890	3,523
3.13%	Other securities		9,355
			12,878

Materials	Other securities		5,129
1.24%

Miscellaneous	Other common stocks in initial period of acquisition		2,019
0.49%	Total common stocks (cost: $328,599,000)		325,288

Convertible stocks 1.04%
Real estate	American Tower Corp., Series B, 5.50% depository share, convertible preferred 2018	41,200	4,305
1.04%	Total convertible stocks (cost: $4,289,000)		4,305

Bonds, notes & other debt instruments 14.21%		Principal amount (000)
U.S. Treasury bonds & notes 5.55%
U.S. Treasury	U.S. Treasury 1.375% 2021	$3,250	3,199
4.81%	U.S. Treasury 8.00% 2021	5,500	7,044
	U.S. Treasury 8.125% 2021	3,000	3,820
	U.S. Treasury 1.13%–2.88% 2021–2045	5,795	5,739
			19,802

U.S. Treasury	U.S. Treasury Inflation-Protected Securities 0.38%–0.63% 2025–2026[2]	3,054	3,068
inflation-protected	Total U.S. Treasury bonds & notes		22,870
securities
0.74%

American Funds Insurance Series	81

Capital Income Builder

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Mortgage-backed obligations 4.14%
Federal agency	Fannie Mae 3.00%–4.00% 2036–2046[3]	$7,757	$8,109
mortgage-backed	Other securities		7,863
obligations			15,972
3.87%

Commercial	Other securities		1,084
mortgage-backed	Total mortgage-backed obligations		17,056
securities
0.27%

Corporate bonds & notes 2.69%
Telecommunication	Verizon Communications Inc. 4.50%–5.50% 2018–2021	700	747
services
0.18%

Consumer staples	Altria Group, Inc. 9.25% 2019	200	236
0.17%	Other securities		447
			683

Industrials	General Electric Capital Corp. 5.50% 2020	150	164
0.12%	Other securities		326
			490

Other	Other securities		9,169
2.22%	Total corporate bonds & notes		11,089

Asset-backed obligations 1.83%
	Chase Issuance Trust, Series 2015-A2, Class A, 1.59% 2020[3]	3,000	3,009
	Other securities		4,508
	Total asset-backed obligations		7,517
	Total bonds, notes & other debt instruments (cost: $59,003,000)		58,532

Short-term securities 6.04%
	ExxonMobil Corp. 0.53% due 1/23/2017	4,000	3,998
	Federal Home Loan Bank 0.48%–0.51% due 1/25/2017–2/6/2017	8,000	7,997
	General Electric Co. 0.60% due 1/3/2017	4,900	4,900
	U.S. Treasury Bills 0.44% due 2/16/2017	5,000	4,997
	Other securities		2,997
	Total short-term securities (cost: $24,889,000)		24,889

	Total investment securities 100.24% (cost: $416,780,000)		413,014
	Other assets less liabilities (0.24)%		(979)
	Net assets 100.00%		$412,035

82	American Funds Insurance Series

Capital Income Builder

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $3,589,000, which represented .87% of the net assets of the fund) were acquired in transactions exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Forward currency contracts

The fund has entered into a forward currency contract as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $491,000.

					Unrealized
			Contract amount		depreciation
	Settlement		Receive	Deliver	at 12/31/2016
	date	Counterparty	(000)	(000)	(000)
Sales:
New Zealand dollars	1/31/2017	Bank of America, N.A.	$491	NZ$715	$(5)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $161,264,000, which represented 39.14% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviations and symbols

ADR = American Depositary Receipts

CAD = Canadian dollars

GBP = British pounds

NZ$ = New Zealand dollars

See Notes to Financial Statements

American Funds Insurance Series	83

Asset Allocation Fund

Summary investment portfolio December 31, 2016

Common stocks 65.32%		Shares	Value (000)
Information	Microsoft Corp.	12,120,000	$753,137
technology	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	15,200,000	437,000
18.89%	ASML Holding NV (New York registered)	2,500,000	280,500
	Intuit Inc.	2,400,000	275,064
	Broadcom Ltd.	1,499,600	265,084
	VeriSign, Inc.[1]	3,200,000	243,424
	Intel Corp.	5,600,000	203,112
	Facebook, Inc., Class A1	1,687,000	194,089
	Juniper Networks, Inc.	6,000,000	169,560
	Texas Instruments Inc.	1,800,000	131,346
	Alphabet Inc., Class C1	168,500	130,051
	Apple Inc.	1,100,000	127,402
	Other securities		766,163
			3,975,932

Health care	UnitedHealth Group Inc.	2,417,000	386,817
8.91%	Johnson & Johnson	2,650,000	305,306
	Humana Inc.	1,410,000	287,682
	Express Scripts Holding Co.[1]	3,550,000	244,205
	Merck & Co., Inc.	3,856,000	227,003
	Other securities		423,401
			1,874,414

Consumer	Comcast Corp., Class A	5,773,000	398,626
discretionary	Home Depot, Inc.	1,700,000	227,936
7.86%	Amazon.com, Inc.[1]	258,000	193,466
	Newell Brands Inc.	4,200,000	187,530
	VF Corp.	2,730,000	145,646
	General Motors Co.	3,500,000	121,940
	Other securities		378,872
			1,654,016

Financials	JPMorgan Chase & Co.	6,000,000	517,740
7.69%	Chubb Ltd.	2,455,000	324,355
	First Republic Bank	1,980,000	182,437
	Citigroup Inc.	2,750,000	163,432
	Bank of America Corp.	7,000,000	154,700
	Other securities		275,147
			1,617,811

Energy	Noble Energy, Inc.	7,100,000	270,226
5.99%	Weatherford International PLC[1]	42,200,000	210,578
	Chevron Corp.	1,400,000	164,780
	Royal Dutch Shell PLC, Class B (ADR)	2,650,000	153,620
	Other securities		460,981
			1,260,185

Consumer staples	Philip Morris International Inc.	4,882,000	446,654
4.58%	Other securities		516,847
			963,501

84	American Funds Insurance Series

Asset Allocation Fund

Common stocks		Shares	Value (000)
Materials	E.I. du Pont de Nemours and Co.	4,905,000	$360,027
4.57%	LyondellBasell Industries NV	2,050,000	175,849
	Syngenta AG (ADR)	2,000,000	158,100
	Other securities		268,746
			962,722

Industrials	Lockheed Martin Corp.	1,365,000	341,168
4.52%	Boeing Co.	1,640,000	255,315
	Nielsen Holdings PLC	3,000,000	125,850
	Other securities		229,430
			951,763

Telecommunication	AT&T Inc.	3,295,000	140,137
services	Other securities		91,488
1.10%			231,625

Other	Other securities		208,091
0.98%

Miscellaneous	Other common stocks in initial period of acquisition		48,063
0.23%	Total common stocks (cost: $10,362,528,000)		13,748,123

Convertible stocks 0.04%
Industrials	Other securities		3,693
0.02%

Miscellaneous	Other convertible stocks in initial period of acquisition		4,800
0.02%	Total convertible stocks (cost: $19,829,000)		8,493

		Principal amount
Bonds, notes & other debt instruments 26.83%		(000)
U.S. Treasury bonds & notes 12.18%
U.S. Treasury	U.S. Treasury 0.625% 2018	133,000	132,316
9.77%	U.S. Treasury 1.50% 2019	400,000	402,220
	U.S. Treasury 1.25% 2020[2]	327,000	324,600
	U.S. Treasury 1.625% 2020	125,000	124,922
	U.S. Treasury 0.63%–4.75% 2017–2046	1,082,025	1,071,647
			2,055,705

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.625% 2024[3]	208,226	212,164
inflation-protected	U.S. Treasury Inflation-Protected Security 1.375% 2044[3]	132,575	145,057
securities	U.S. Treasury Inflation-Protected Securities 0.13%–2.63% 2017–2046[3]	151,818	150,977
2.41%			508,198
	Total U.S. Treasury bonds & notes		2,563,903

American Funds Insurance Series	85

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Corporate bonds & notes 9.46%
Energy	Chevron Corp. 2.10%–3.33% 2021–2025	5,665	$5,636
1.81%	Weatherford International PLC 4.50%–9.88% 2022–2040[4]	21,870	19,810
	Other securities		354,891
			380,337

Health care	Johnson & Johnson 2.45% 2026	1,285	1,229
1.47%	UnitedHealth Group Inc. 3.35% 2022	4,355	4,486
	Other securities		303,748
			309,463

Financials	ACE INA Holdings Inc. 2.30%–4.35% 2020–2045	10,050	10,121
1.37%	JPMorgan Chase & Co. 1.35%–5.30% 2017–2049	9,465	9,493
	Other securities		269,068
			288,682

Consumer	Comcast Corp. 1.63%–3.40% 2022–2046	8,685	8,049
discretionary	Home Depot, Inc. 2.00%–4.25% 2021–2056	9,375	9,146
0.92%	Other securities		176,799
			193,994

Industrials	Lockheed Martin Corp. 2.50%–3.55% 2020–2026	13,750	13,985
0.58%	Other securities		108,645
			122,630

Information	Apple Inc. 1.55% 2021	1,215	1,174
technology	Microsoft Corp. 2.40%–4.20% 2026–2035	9,000	9,151
0.43%	Other securities		79,723
			90,048

Consumer staples	Philip Morris International Inc. 1.88%–4.25% 2021–2044	9,000	8,966
0.33%	Other securities		60,093
			69,059

Other	Other securities		537,805
2.55%	Total corporate bonds & notes		1,992,018

Mortgage-backed obligations 4.35%
Federal agency	Fannie Mae 0%–7.50% 2021–2047[5,6,7]	438,931	452,425
mortgage-backed	Freddie Mac 1.69%–6.50% 2021–2047[5,6,7]	342,731	355,579
obligations	Other securities		20,653
3.95%			828,657

Other	Other securities		86,945
0.40%	Total mortgage-backed obligations		915,602

86	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Federal agency bonds & notes 0.25%
Fannie Mae 1.38%–1.88% 2021–2026	16,000	$14,896
Federal Home Loan Bank 0.875% 2018	17,140	17,086
Freddie Mac 0.75% 2018	18,768	18,682
Other securities		1,631
Total federal agency bonds & notes		52,295

Other 0.59%
Other securities		122,701
Total bonds, notes & other debt instruments (cost: $5,638,998,000)		5,646,519

Short-term securities 7.98%
Apple Inc. 0.53%–0.59% due 1/17/2017–1/20/2017[4]	$145,000	144,963
Chevron Corp. 0.54%–0.75% due 1/5/2017–1/9/2017[4]	135,800	135,786
Fannie Mae 0.41% due 2/1/2017	50,000	49,983
Federal Home Loan Bank 0.31%–0.56% due 1/6/2017–5/25/2017	800,600	800,160
Microsoft Corp. 0.75% due 2/14/2017[4]	75,000	74,946
U.S. Treasury Bills 0.42%–0.45% due 2/9/2017–2/23/2017	158,500	158,414
Other securities		316,039
Total short-term securities (cost: $1,680,239,000)		1,680,291

Total investment securities 100.17% (cost: $17,701,594,000)		21,083,426
Other assets less liabilities (0.17)%		(35,525)
Net assets 100.00%		$21,047,901

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $514,938,000, which represented 2.45% of the net assets of the fund. This amount includes $476,496,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $54,286,000, which represented ..26% of the net assets of the fund. Some securities in “Other securities” (with aggregate value of $5,229,000, an aggregate cost of $26,745,000, and which represented .02% of the net assets of the fund) were acquired from 3/10/2010 to 5/2/2013 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

American Funds Insurance Series	87

Asset Allocation Fund

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $420,833,000.

						Unrealized
						appreciation
						(depreciation)
Pay/receive			Fixed	Expiration	Notional	at 12/31/2016
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)	(000)
Receive	LCH	3-month USD-LIBOR	1.929%	9/29/2019	$80,000	$642
Receive	LCH	3-month USD-LIBOR	1.6365	10/16/2019	124,000	(6)
Receive	LCH	3-month USD-LIBOR	1.3675	6/28/2026	15,000	(1,232)
Pay	LCH	3-month USD-LIBOR	1.444	8/23/2026	15,000	1,157
Pay	LCH	3-month USD-LIBOR	1.583	10/25/2026	15,000	1,000
Pay	LCH	3-month USD-LIBOR	3.402	6/23/2044	18,000	(3,062)
Pay	LCH	3-month USD-LIBOR	2.945	10/16/2044	28,000	(2,129)
						$(3,630)

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $108,102,000.

			Number of		Notional amount	Unrealized appreciation at 12/31/2016
Contracts	Clearinghouse	Type	contracts	Expiration	(000)	(000)
2 Year U.S. Treasury Note Futures	CME	Long	500	April 2017	$108,102	$242

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	A portion of this security was pledged as collateral. The total value of pledged collateral was $8,182,000, which represented .04% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,223,757,000, which represented 5.81% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Coupon rate may change periodically.
[7]	Purchased on a TBA basis.

Key to abbreviations

ADR = American Depositary Receipts

CME = CME Group

LCH = LCH.Clearnet

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

See Notes to Financial Statements

88	American Funds Insurance Series

Global Balanced Fund

Summary investment portfolio December 31, 2016

Common stocks 58.48%		Shares	Value (000)
Industrials	Boeing Co.	18,500	$2,880
10.09%	KONE Oyj, Class B1	57,000	2,554
	ASSA ABLOY AB, Class B1	118,000	2,189
	Komatsu Ltd.[1]	91,000	2,054
	BAE Systems PLC[1]	280,000	2,033
	General Electric Co.	54,000	1,706
	Flughafen Zürich AG1	8,500	1,577
	Mitsubishi Electric Corp.[1]	110,000	1,529
	Other securities		8,886
			25,408

Information	Microsoft Corp.	92,200	5,729
technology	ASML Holding NV1	50,169	5,621
9.97%	Nintendo Co., Ltd.[1]	19,800	4,139
	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	333,000	1,865
	Amphenol Corp., Class A	24,000	1,613
	Symantec Corp.	62,565	1,495
	Other securities		4,659
			25,121

Energy	Royal Dutch Shell PLC, Class B1	95,000	2,711
6.94%	Royal Dutch Shell PLC, Class A1	585	16
	ConocoPhillips	49,506	2,482
	Enbridge Inc. (CAD denominated)	56,087	2,360
	Schlumberger Ltd.	26,500	2,225
	Spectra Energy Corp	44,100	1,812
	LUKOIL Oil Co. PJSC (ADR)[1]	28,500	1,596
	BP PLC[1]	216,000	1,342
	Other securities		2,943
			17,487

Consumer staples	British American Tobacco PLC[1]	64,755	3,677
6.36%	Nestlé SA1	33,200	2,381
	Reynolds American Inc.	42,104	2,360
	Altria Group, Inc.	31,000	2,096
	Philip Morris International Inc.	19,665	1,799
	Other securities		3,708
			16,021

Health care	Humana Inc.	20,830	4,250
5.61%	Merck & Co., Inc.	58,120	3,422
	Other securities		6,456
			14,128

Financials	JPMorgan Chase & Co.	42,700	3,685
4.52%	AIA Group Ltd.[1]	432,000	2,418
	BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	343,000	1,739
	Wells Fargo & Co.	26,000	1,433
	Prudential PLC[1]	69,000	1,376
	Other securities		718
			11,369

American Funds Insurance Series	89

Global Balanced Fund

Common stocks (continued)		Shares	Value (000)
Materials	E.I. du Pont de Nemours and Co.	37,500	$2,753
4.22%	Linde AG1	8,900	1,459
	Other securities		6,415
			10,627

Consumer	Amazon.com, Inc.[2]	4,100	3,074
discretionary	Home Depot, Inc.	22,030	2,954
3.84%	Other securities		3,646
			9,674

Utilities	Power Assets Holdings Ltd.[1]	195,500	1,722
1.31%	Dominion Resources, Inc.	20,465	1,568
			3,290

Real estate	Link REIT[1]	211,697	1,367
0.54%

Telecommunication	Other securities		502
services
0.20%

Miscellaneous	Other common stocks in initial period of acquisition		12,294
4.88%	Total common stocks (cost: $124,033,000)		147,288

Bonds, notes & other debt instruments 31.28%		Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 14.65%
	Ireland (Republic of) 1.00%–5.40% 2023–2045	€2,640	3,204
	Japan 0.10%–2.30% 2018–2045[4]	¥799,660	7,512
	Poland (Republic of) 3.25%–5.75% 2017–2025	PLN12,490	3,205
	United Mexican States 4.00%–10.00% 2017–2040[4]	MXN51,724	2,579
	United Mexican States 4.13%–4.75% 2026–2046	$750	715
	Other securities		19,683
			36,898
U.S. Treasury bonds & notes 8.21%
U.S. Treasury	U.S. Treasury 1.50% 2020	1,500	1,496
5.76%	U.S. Treasury 1.75% 2020	2,200	2,200
	U.S. Treasury 0.75%–3.13% 2017–2045	10,903	10,826
			14,522

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.625% 2024[4]	1,735	1,768
inflation-protected	U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2017–2046[4]	4,344	4,402
securities			6,170
2.45%	Total U.S. Treasury bonds & notes		20,692

Corporate bonds & notes 6.34%
Financials	JPMorgan Chase & Co. 2.55%–6.75% 2021–2049	239	250
1.48%	Other securities		3,485
			3,735

90	American Funds Insurance Series

Global Balanced Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
Health care	Humana Inc. 3.15% 2022	$100	$100
0.88%	Other securities		2,101
			2,201

Consumer staples	Reynolds American Inc. 4.00%–5.85% 2022–2045	205	220
0.49%	Other securities		1,013
			1,233

Industrials	General Electric Capital Corp 2.30%–3.15% 2017–2022	115	116
0.30%	Other securities		649
			765

Information	Microsoft Corp. 2.40% 2026	110	104
technology	Other securities		200
0.12%			304

Other	Other securities		7,720
3.07%	Total corporate bonds & notes		15,958

Mortgage-backed obligations 1.95%
Other	Nykredit Realkredit AS, Series 01E, 2.00% 2037[5]	DKr10,266	1,482
mortgage-backed	Other securities		1,110
securities			2,592
1.03%

Federal agency	Fannie Mae 4.00% 2047[5,6]	1,380	1,450
mortgage-backed	Other securities		831
obligations			2,281
0.90%

Commercial	Other securities		51
mortgage-backed	Total mortgage-backed obligations		4,924
securities
0.02%

Asset-backed obligations 0.13%
	Other securities		323
	Total bonds, notes & other debt instruments (cost: $82,976,000)		78,795

Short-term securities 9.11%
	BMW U.S. Capital LLC 0.52% due 1/9/2017[3]	$6,000	5,999
	Federal Home Loan Bank 0.46% due 1/20/2017	2,200	2,199
	General Electric Co. 0.60% due 1/3/2017	6,250	6,250
	Kaiser Foundation Hospitals 0.75% due 1/5/2017	2,000	2,000
	Mizuho Bank, Ltd. 0.70% due 1/30/2017[3]	6,500	6,496
	Total short-term securities (cost: $22,946,000)		22,944

	Total investment securities 98.87% (cost: $229,955,000)		249,027
	Other assets less liabilities 1.13%		2,853
	Net assets 100.00%		$251,880

American Funds Insurance Series	91

Global Balanced Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $16,360,000.

					Unrealized
					(depreciation)
			Contract amount		appreciation
	Settlement		Receive	Deliver	at 12/31/2016
	date	Counterparty	(000)	(000)	(000)
Purchases:
British pounds	1/19/2017	UBS AG	£157	$200	$(6)
Euros	1/9/2017	Bank of America, N.A.	€262	$283	(7)
Euros	1/9/2017	Citibank	€355	$384	(10)
Euros	1/10/2017	HSBC Bank	€710	$767	(19)
Euros	1/12/2017	JPMorgan Chase	€134	$143	(2)
Euros	1/19/2017	Citibank	€645	$693	(14)
Japanese yen	1/20/2017	Citibank	¥31,929	$281	(7)
Japanese yen	1/20/2017	JPMorgan Chase	¥39,248	$345	(9)
Japanese yen	1/20/2017	JPMorgan Chase	¥91,872	$800	(13)
Japanese yen	2/16/2017	HSBC Bank	¥22,250	$194	(3)
Japanese yen	2/17/2017	HSBC Bank	¥23,305	$203	(3)
Japanese yen	2/24/2017	HSBC Bank	¥36,272	$309	3
Norwegian kroner	1/13/2017	Bank of America, N.A.	NKr2,828	$335	(7)
Norwegian kroner	1/24/2017	Barclays Bank PLC	NKr2,443	$282	1
Swedish kronor	1/24/2017	Barclays Bank PLC	SKr1,625	$174	5
Swedish kronor	2/9/2017	Bank of America, N.A.	SKr1,270	$139	1
Swedish kronor	2/17/2017	UBS AG	SKr1,613	$176	1
					$(89)
Sales:
Australian dollars	1/11/2017	Bank of America, N.A.	$369	A$500	9
Australian dollars	1/25/2017	UBS AG	¥21,402	A$250	3
Australian dollars	1/25/2017	UBS AG	$182	A$250	2
British pounds	1/11/2017	Barclays Bank PLC	$2,122	£1,700	26
British pounds	1/12/2017	HSBC Bank	¥81,162	£565	(1)
Canadian dollars	1/23/2017	Bank of America, N.A.	€359	C$500	6
Canadian dollars	1/23/2017	Bank of America, N.A.	$375	C$500	2
Colombian pesos	1/11/2017	Citibank	$189	COP584,090	(5)
Colombian pesos	1/11/2017	JPMorgan Chase	$192	COP594,700	(6)
Euros	1/6/2017	JPMorgan Chase	$740	€700	3
Euros	1/9/2017	Citibank	SKr3,437	€350	9
Euros	1/13/2017	HSBC Bank	NKr1,123	€125	(1)
Euros	1/19/2017	Citibank	£296	€350	(4)
Euros	1/25/2017	HSBC Bank	$426	€400	4
Euros	1/26/2017	Citibank	SKr2,934	€300	6
Indian rupees	1/11/2017	JPMorgan Chase	$347	INR23,900	(5)
Israeli shekels	1/23/2017	Citibank	$338	ILS1,300	— [7]
Japanese yen	1/6/2017	JPMorgan Chase	$1,203	¥125,000	132
Japanese yen	2/6/2017	Bank of New York Mellon	$247	¥28,000	7
Malaysian ringgits	1/13/2017	JPMorgan Chase	$362	MYR1,600	5
Polish zloty	1/10/2017	JPMorgan Chase	$552	PLN2,307	1
South African rand	1/12/2017	JPMorgan Chase	$91	ZAR1,300	(3)
					$190
Forward currency contracts — net					$101

92	American Funds Insurance Series

Global Balanced Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $64,919,000, which represented 25.77% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $16,725,000, which represented 6.64% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Purchased on a TBA basis.
[7]	Amount less than one thousand.

Key to abbreviations and symbols

A$ = Australian dollars

ADR = American Depositary Receipts

£ = British pounds

CAD/C$ = Canadian dollars

COP = Colombian pesos

DKr = Danish kroner

€ = Euros

ILS = Israeli shekels

INR = Indian rupees

¥ = Japanese yen

MXN = Mexican pesos

MYR = Malaysian ringgits

NKr = Norwegian kroner

PLN = Polish zloty

SKr = Swedish kronor

TBA = To-be-announced

ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series	93

Bond Fund

Summary investment portfolio December 31, 2016

Bonds, notes & other debt instruments 92.36%		Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 33.22%
U.S. Treasury	U.S. Treasury 0.75% 2018	$183,025	$181,940
29.60%	U.S. Treasury 1.625% 2019	134,475	135,420
	U.S. Treasury 1.625% 2019	111,250	112,023
	U.S. Treasury 1.625% 2019	79,400	79,797
	U.S. Treasury 1.25% 2020[1]	79,950	79,363
	U.S. Treasury 8.75% 2020	40,000	49,959
	U.S. Treasury 1.125% 2021	158,965	154,694
	U.S. Treasury 1.375% 2021	140,000	137,243
	U.S. Treasury 1.75% 2021	88,400	87,751
	U.S. Treasury 2.00% 2022	222,750	221,322
	U.S. Treasury 2.125% 2022	150,000	150,539
	U.S. Treasury 1.375% 2023	75,000	71,083
	U.S. Treasury 1.50% 2023	100,000	96,133
	U.S. Treasury 1.625% 2023	147,500	142,545
	U.S. Treasury 1.625% 2023	70,000	67,731
	U.S. Treasury 2.125% 2023	62,000	61,613
	U.S. Treasury 2.125% 2025	85,650	83,997
	U.S. Treasury 1.50% 2026	160,000	147,194
	U.S. Treasury 2.00% 2026	79,092	76,126
	U.S. Treasury 3.00% 2045	198,625	195,372
	U.S. Treasury 2.50% 2046	97,425	86,324
	U.S. Treasury 2.50% 2046	83,275	73,787
	U.S. Treasury 2.875% 2046	131,140	126,267
	U.S. Treasury 0.75%–6.13% 2018–2046	612,124	605,071
			3,223,294

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	52,009	51,777
inflation-protected	U.S. Treasury Inflation-Protected Security 0.125% 2026[2]	110,926	107,370
securities	U.S. Treasury Inflation-Protected Security 1.00% 2046[2]	143,198	144,112
3.62%	U.S. Treasury Inflation-Protected Securities 0.13%–2.13% 2021–2041[2]	83,593	91,173
			394,432
	Total U.S. Treasury bonds & notes		3,617,726

Corporate bonds & notes 31.22%
Financials	Other securities		675,314
6.20%

Health care	Other securities		645,936
5.93%

Energy	Other securities		494,703
4.54%

Consumer	Other securities		392,836
discretionary
3.61%

Utilities	Other securities		333,530
3.06%

Consumer staples	Other securities		286,417
2.63%

94	American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
Telecommunication	Other securities		$189,383
services
1.74%

Real estate	Other securities		166,492
1.53%

Information	Microsoft Corp. 3.70% 2046	$870	819
technology	Other securities		62,160
0.58%			62,979

Other	Other securities		152,297
1.40%	Total corporate bonds & notes		3,399,887

Mortgage-backed obligations 19.61%
Federal agency	Fannie Mae 3.00% 2046[3]	114,741	114,070
mortgage-backed	Fannie Mae 4.00% 2046[3]	60,087	63,216
obligations	Fannie Mae 4.00% 2046[3]	54,944	57,813
18.00%	Fannie Mae 4.50% 2046[3]	49,927	53,893
	Fannie Mae 3.50% 2047[3,4]	57,650	59,055
	Fannie Mae 4.00% 2047[3,4]	71,000	74,612
	Fannie Mae 4.50% 2047[3,4]	61,925	66,516
	Fannie Mae 4.50% 2047[3,4]	59,075	63,527
	Fannie Mae 2.39%–9.35% 2023–2046[3,5]	214,930	228,522
	Freddie Mac 3.00% 2035[3]	58,279	59,058
	Freddie Mac 3.50% 2046[3]	204,554	209,587
	Freddie Mac 3.50% 2046[3]	112,966	115,768
	Freddie Mac 3.50% 2046[3]	107,601	110,244
	Freddie Mac 4.00% 2046[3]	271,051	284,763
	Freddie Mac 4.00% 2046[3]	82,334	86,526
	Freddie Mac 4.00% 2046[3]	47,770	50,202
	Freddie Mac 0%–5.50% 2033–2046[3]	141,635	146,433
	Government National Mortgage Assn. 4.50% 2040–2045[3]	108,732	116,185
			1,959,990

Commercial	Other securities		122,874
mortgage-backed
securities
1.13%

Other	Freddie Mac 2.18%–3.13% 2021–2025[3]	49,205	49,727
mortgage-backed
securities
0.46%

Collateralized	Freddie Mac, Series 2016-DNA3, Class M1, 1.856% 2028[3,5]	1,840	1,845
mortgage-backed	Other securities		931
(privately			2,776
originated)	Total mortgage-backed obligations		2,135,367
0.02%

American Funds Insurance Series	95

Bond Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 5.60%
	Japan, Series 19, 0.10% 2024[2]		¥5,323,620	$48,397
	Japan, Series 20, 0.10% 2025[2]		11,227,500	102,212
	United Mexican States, Series M, 6.50% 2021	MXN	3,132,700	147,501
	United Mexican States 3.60%–6.05% 2025–2047		$25,020	24,364
	United Mexican States 4.00%–5.75% 2026–2046[2]	MXN	666,680	29,556
	Other securities			258,040
				610,070
Asset-backed obligations 1.31%
	Other securities			142,447

Municipals 0.74%
	Other securities			80,240

Federal agency bonds & notes 0.66%
	Fannie Mae 2.125% 2026		$12,410	11,764
	Freddie Mac 1.25% 2019		22,000	21,891
	Other securities			38,660
				72,315
	Total bonds, notes & other debt instruments (cost: $10,198,466,000)			10,058,052

Common stocks 0.02%			Shares
Other	Other securities			804
0.01%

Miscellaneous	Other common stocks in initial period of acquisition			969
0.01%	Total common stocks (cost: $1,644,000)			1,773

Rights & warrants 0.00%
Utilities	Other securities			111
0.00%	Total rights & warrants (cost: $123,000)			111

Short-term securities 9.65%		Principal amount (000)
	Apple Inc. 0.55% due 1/24/2017[6]		$68,200	68,177
	BNP Paribas, New York Branch 1.21%–1.24% due 2/24/2017–4/5/2017		50,000	49,900
	BPCE 1.14%–1.22% due 2/22/2017–4/6/2017[6]		50,000	49,903
	Chevron Corp. 0.54% due 1/13/2017[6]		64,000	63,986
	Federal Home Loan Bank 0.36%–0.56% due 1/9/2017–5/12/2017		359,900	359,589
	Microsoft Corp. 0.59%–0.76% due 1/4/2017–2/14/2017[6]		112,700	112,681
	U.S. Treasury Bills 0.40%–0.43% due 1/19/2017–2/9/2017		140,900	140,863
	Other securities			205,843
	Total short-term securities (cost: $1,050,880,000)			1,050,942

	Total investment securities 102.03% (cost: $11,251,113,000)			11,110,878
	Other assets less liabilities (2.03)%			(221,361)
	Net assets 100.00%			$10,889,517

96	American Funds Insurance Series

Bond Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,359,000, which represented .01% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $13,253,000, which represented .12% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $317,550,000.

			Contract amount		Unrealized appreciation (depreciation)
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2016 (000)
Sales:
Australian dollars	1/20/2017	HSBC Bank	$48,171	A$ 64,500	$1,651
Chilean pesos	1/20/2017	Citibank	$45,462	CLP30,275,750	333
Euros	1/13/2017	Citibank	$17,475	€16,750	(172)
Japanese yen	1/19/2017	UBS AG	$30,269	¥3,430,000	884
Japanese yen	1/24/2017	Bank of America, N.A.	$12,292	¥1,445,000	(91)
Japanese yen	1/26/2017	JPMorgan Chase	$41,920	¥4,925,000	(288)
Japanese yen	1/26/2017	HSBC Bank	$62,069	¥7,300,000	(494)
Mexican pesos	1/23/2017	Barclays Bank PLC	$12,214	MXN252,000	104
					$1,927

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $2,481,366,000.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)
Pay	LCH	3-month USD-LIBOR	0.765%	10/27/2017	$27,500	$81
Receive	LCH	3-month USD-LIBOR	1.669	10/28/2019	112,000	77
Receive	LCH	3-month USD-LIBOR	1.6915	6/3/2020	1,600	(3)
Receive	LCH	3-month USD-LIBOR	1.628	8/24/2020	7,000	(41)
Receive	LCH	3-month USD-LIBOR	1.7345	12/31/2020	120,000	(508)
Receive	LCH	3-month USD-LIBOR	1.2415	3/4/2021	237,000	(5,987)
Receive	LCH	3-month USD-LIBOR	1.157	5/12/2021	5,000	(155)
Receive	LCH	3-month USD-LIBOR	1.8855	12/15/2021	49,800	(187)
Receive	LCH	3-month USD-LIBOR	1.885	12/15/2021	250,200	(948)
Pay	LCH	3-month USD-LIBOR	2.1305	7/17/2022	100,000	(545)
Receive	LCH	3-month USD-LIBOR	1.9375	12/18/2022	150,000	(1,141)
Pay	LCH	3-month USD-LIBOR	2.701	6/9/2024	60,000	(2,147)
Pay	LCH	3-month USD-LIBOR	2.6815	9/24/2024	1,600	(55)
Pay	LCH	3-month USD-LIBOR	2.54	10/3/2024	400	(10)
Pay	LCH	6-month EURIBOR	0.9852	10/17/2024	€25,000	(1,194)
Pay	LCH	3-month USD-LIBOR	2.342	10/21/2024	$290	(3)
Pay	LCH	3-month USD-LIBOR	2.326	10/22/2024	800	(7)
Pay	LCH	3-month USD-LIBOR	2.372	10/24/2024	1,150	(13)
Pay	LCH	3-month USD-LIBOR	2.438	11/19/2024	2,750	(44)

American Funds Insurance Series	97

Bond Fund

Interest rate swaps (continued)

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)
Pay	LCH	3-month USD-LIBOR	2.4585%	11/24/2024	$23,000	$(405)
Pay	LCH	3-month USD-LIBOR	2.4295	11/25/2024	800	(12)
Pay	LCH	3-month USD-LIBOR	2.353	12/8/2024	700	(7)
Pay	LCH	3-month USD-LIBOR	2.2845	12/12/2024	330	(1)
Pay	LCH	3-month USD-LIBOR	1.8185	1/20/2025	900	28
Pay	LCH	3-month USD-LIBOR	1.9365	1/22/2025	1,500	33
Pay	LCH	3-month USD-LIBOR	2.192	3/18/2025	1,850	7
Pay	LCH	3-month USD-LIBOR	2.0475	3/23/2025	450	7
Pay	LCH	3-month USD-LIBOR	2.3175	5/8/2025	1,500	(8)
Pay	LCH	3-month USD-LIBOR	2.339	5/13/2025	375	(3)
Pay	LCH	3-month USD-LIBOR	2.351	5/15/2025	590	(5)
Pay	LCH	3-month USD-LIBOR	2.287	5/20/2025	500	(1)
Pay	LCH	3-month USD-LIBOR	2.227	5/28/2025	260	— [7]
Pay	LCH	3-month USD-LIBOR	2.2125	5/29/2025	465	1
Pay	LCH	3-month USD-LIBOR	2.451	6/5/2025	650	(10)
Pay	LCH	3-month USD-LIBOR	2.46	6/10/2025	2,536	(41)
Pay	LCH	3-month USD-LIBOR	2.455	6/24/2025	235	(4)
Pay	LCH	3-month USD-LIBOR	2.428	7/2/2025	2,000	(27)
Pay	LCH	3-month USD-LIBOR	2.397	7/13/2025	900	(10)
Pay	LCH	3-month USD-LIBOR	2.535	7/15/2025	800	(18)
Pay	LCH	3-month USD-LIBOR	2.4615	7/22/2025	1,300	(21)
Pay	LCH	3-month USD-LIBOR	2.312	7/29/2025	1,000	(4)
Pay	LCH	3-month USD-LIBOR	2.331	7/30/2025	435	(2)
Pay	LCH	3-month USD-LIBOR	2.228	9/4/2025	12,000	37
Pay	LCH	3-month USD-LIBOR	2.2135	9/4/2025	5,000	21
Pay	LCH	6-month JPY-LIBOR	0.282	2/2/2026	¥5,500,000	(417)
Pay	LCH	3-month USD-LIBOR	1.6705	3/4/2026	$248,000	13,023
Pay	LCH	6-month JPY-LIBOR	0.0875	3/10/2026	¥11,100,000	881
Pay	LCH	3-month USD-LIBOR	1.5925	5/9/2026	$1,000	61
Pay	LCH	3-month USD-LIBOR	1.595	5/12/2026	8,500	517
Pay	LCH	3-month USD-LIBOR	1.592	5/12/2026	4,000	244
Receive	LCH	3-month USD-LIBOR	3.0865	8/18/2034	2,250	184
Receive	LCH	3-month USD-LIBOR	2.913	11/24/2034	10,000	562
Receive	LCH	3-month USD-LIBOR	2.844	6/11/2035	3,250	150
Receive	LCH	3-month USD-LIBOR	2.9535	6/30/2035	2,500	158
Receive	LCH	3-month USD-LIBOR	2.773	7/13/2035	500	18
Receive	LCH	3-month USD-LIBOR	2.589	9/4/2035	3,100	21
Pay	LCH	3-month USD-LIBOR	3.0515	11/14/2044	1,000	(98)
Pay	LCH	3-month USD-LIBOR	2.925	12/3/2044	1,230	(89)
Pay	LCH	3-month USD-LIBOR	2.6695	12/19/2044	200	(4)
Pay	LCH	3-month USD-LIBOR	2.5755	3/5/2045	1,470	2
Receive	LCH	3-month USD-LIBOR	2.377	4/29/2045	1,910	(82)
Pay	LCH	3-month USD-LIBOR	2.757	5/8/2045	1,500	(56)
Pay	LCH	3-month USD-LIBOR	2.52611	11/24/2045	51,200	610
Pay	LCH	3-month USD-LIBOR	2.535	11/24/2045	3,800	38
Pay	LCH	3-month USD-LIBOR	2.6095	1/7/2046	5,500	(33)
Pay	LCH	3-month USD-LIBOR	2.354	1/29/2046	47,000	2,296
Pay	LCH	6-month JPY-LIBOR	0.58295	3/23/2046	¥2,000,000	1,144
Receive	LCH	6-month JPY-LIBOR	0.64355	4/27/2046	2,000,000	(861)
Pay	LCH	3-month USD-LIBOR	2.1155	5/13/2046	$4,000	405
Pay	LCH	U.S. Federal Funds Effective Rate	1.384	7/29/2046	17,000	3,062
						$8,461

98	American Funds Insurance Series

Bond Fund

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $519,651,000.

Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)
10 Year Ultra U.S. Treasury Note Futures	CME	Long	1,454	March 2017	$194,802	$125
30 Year Ultra U.S. Treasury Bond Futures	CME	Short	462	March 2017	73,965	(71)
10 Year U.S. Treasury Note Futures	CME	Long	250	March 2017	31,192	(122)
2 Year U.S. Treasury Note Futures	CME	Long	4,467	April 2017	968,166	(223)
5 Year U.S. Treasury Note Futures	CME	Long	2,283	April 2017	269,444	(817)
						$(1,108)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $31,842,000, which represented .29% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,256,376,000, which represented 11.54% of the net assets of the fund.
[7]	Amount less than one thousand.

Key to abbreviations and symbols

A$ = Australian dollars

CLP = Chilean pesos

CME = CME Group

EURIBOR = Euro Interbank Offered Rate

€ = Euros J

PY/¥ = Japanese yen

LCH = LCH.Clearnet

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

TBA = To-be-announced

See Notes to Financial Statements

American Funds Insurance Series	99

Global Bond Fund

Summary investment portfolio December 31, 2016

Bonds, notes & other debt instruments 94.85%		Principal amount (000)	Value (000)
Euros	Belgium (Kingdom of), Series 77, 1.00% 2026	€9,600	$10,539
9.43%	Germany (Federal Republic of) 2.50% 2046	20,475	30,347
	Germany (Federal Republic of) 0.10%–6.25% 2023–2040[1]	3,406	5,320
	Hungary 3.88%–6.00% 2019–2020	2,200	2,593
	Ireland (Republic of) 5.40% 2025	8,070	11,793
	Ireland (Republic of) 1.00%–3.90% 2023–2045	27,905	33,327
	Italy (Republic of) 0.95%–4.75% 2022–2024	20,425	22,967
	Spain (Kingdom of) 3.80% 2024	6,150	7,756
	Spain (Kingdom of) 1.30% 2026	14,400	15,071
	Other securities		72,336
			212,049

Japanese yen	Japan, Series 326, 0.70% 2022	¥1,935,000	17,337
8.44%	Japan, Series 325, 0.80% 2022	1,370,000	12,317
	Japan, Series 329, 0.80% 2023	1,145,000	10,352
	Japan, Series 18, 0.10% 2024[1]	4,695,040	42,321
	Japan, Series 19, 0.10% 2024[1]	2,664,300	24,221
	Japan, Series 116, 2.20% 2030	1,735,000	18,747
	Japan, Series 145, 1.70% 2033	2,005,000	20,793
	Japan 0.10%–2.30% 2021–2045[1]	4,563,940	43,632
			189,720

Polish zloty	Poland (Republic of), Series 1017, 5.25% 2017	PLN54,472	13,407
5.07%	Poland (Republic of), Series 0420, 1.50% 2020	157,850	36,529
	Poland (Republic of), Series 0421, 2.00% 2021	97,250	22,505
	Poland (Republic of), Series 0922, 5.75% 2022	46,600	12,646
	Poland (Republic of) 3.25%–5.75% 2020–2025	112,720	28,774
			113,861

Hungarian forints	Hungary, Series C, 2.00% 2019	HUF6,183,750	21,783
5.00%	Hungary, Series A, 6.50% 2019	7,290,830	28,317
	Hungary, Series A, 7.50% 2020	8,979,340	37,739
	Hungary, Series B, 5.50% 2025	2,501,050	10,207
	Hungary 3.50%–7.00% 2020–2023	3,621,220	14,402
			112,448

Mexican pesos	United Mexican States, Series M, 6.50% 2021	MXN1,093,800	51,501
4.62%	United Mexican States, Series M20, 10.00% 2024	209,500	11,712
	United Mexican States, Series M, 5.75% 2026	523,500	22,445
	United Mexican States 4.00%–10.00% 2017–2042[1]	360,441	18,111
			103,769

Malaysian	Malaysia (Federation of), Series 0315, 3.659% 2020	MYR108,610	24,202
ringgits	Malaysia (Federation of) 3.58%–4.50% 2018–2030	176,105	38,590
2.79%			62,792

Danish kroner	Nykredit Realkredit AS, Series 01E, 2.00% 2037[2]	DKr211,859	30,590
2.63%	Nykredit Realkredit AS, Series 01E, 2.50% 2047[2]	18,237	2,613
	Realkredit Danmark AS, Series 22S, 2.00% 2037[2]	128,153	18,418
	Other securities		7,407
			59,028

100	American Funds Insurance Series

Global Bond Fund

Bonds, notes & other debt instruments		Principal amount (000)		Value (000)
Indian rupees	India (Republic of) 7.80% 2021	INR	937,820	$14,455
1.81%	India (Republic of) 8.83% 2023		1,284,200	21,052
	India (Republic of) 9.20% 2030		299,780	5,206
				40,713

British pounds	United Kingdom 1.00% 2017		£9,100	11,291
1.47%	United Kingdom 1.50%–3.25% 2023–2044		12,200	17,069
	Other securities			4,632
				32,992

Brazilian reais	Brazil (Federative Republic of) 0% 2017	BRL26,000		7,751
1.18%	Brazil (Federative Republic of) 0% 2020		84,000	18,831
				26,582

Australian dollars	Australia (Commonwealth of), Series 124, 5.75% 2021	A$16,900		14,010
0.93%	Other securities			6,974
				20,984

Chilean pesos	Chile (Banco Central de) 4.50% 2021	CLP13,540,000		20,770
0.92%

Canadian dollars	Canada 2.25% 2025	C$18,050		14,099
0.63%

Argentine pesos	Argentine Republic 15.50%–18.20% 2021–2026	ARS133,640		8,350
0.37%

U.S. dollars	Argentine Republic 6.63%–7.63% 2021–2046[3]		$21,705	22,342
46.83%	Fannie Mae 4.00% 2047[2,4]		23,200	24,380
	Fannie Mae 4.50% 2047[2,4]		12,900	13,872
	Fannie Mae 2.18%–4.50% 2022–2047[2,4]		11,799	12,406
	Hungary 4.00%–7.63% 2019–2041		14,544	17,053
	Slovenia (Republic of) 5.50% 2022		10,840	12,002
	U.S. Treasury 1.625% 2019[5]		26,200	26,400
	U.S. Treasury 1.75% 2019		12,050	12,169
	U.S. Treasury 1.375% 2020		17,900	17,788
	U.S. Treasury 1.75% 2020		10,300	10,298
	U.S. Treasury 1.125% 2021		59,160	57,570
	U.S. Treasury 2.875% 2046		29,625	28,524
	U.S. Treasury 0.75%–3.50% 2017–2046		91,634	90,476
	U.S. Treasury 1.00% 2018		3,000	2,991
	U.S. Treasury Inflation-Protected Security 0.625% 2024[1]		32,348	32,959
	U.S. Treasury Inflation-Protected Security 0.25% 2025[1]		11,328	11,154
	U.S. Treasury Inflation-Protected Security 1.00% 2046[1]		32,925	33,135
	U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2024–2045[1]		32,547	33,120
	United Mexican States 4.13%–4.75% 2026–2044		5,000	4,707
	Other securities			589,571
				1,052,917

Other	Other securities			61,341
2.73%	Total bonds, notes & other debt instruments (cost: $2,219,617,000)			2,132,415

American Funds Insurance Series	101

Global Bond Fund

Convertible stocks 0.04%		Shares	Value (000)
U.S. dollars	Other securities		$124
0.00%

Miscellaneous	Other convertible stocks in initial period of acquisition		816
0.04%	Total convertible stocks (cost: $1,202,000)		940

Common stocks 0.07%
U.S. dollars	Other securities		1,519
0.07%	Total common stocks (cost: $4,152,000)		1,519

Short-term securities 6.97%		Principal amount (000)
	American Honda Finance Corp. 0.76% due 2/21/2017	$30,000	29,973
	BMW U.S. Capital LLC 0.83% due 3/17/2017[3]	20,000	19,963
	Federal Home Loan Bank 0.50%–0.51% due 2/7/2017–2/13/2017	20,000	19,991
	Liberty Street Funding Corp. 1.05% due 3/15/2017[3]	20,000	19,963
	Microsoft Corp. 0.70% due 2/1/2017[3]	15,000	14,992
	Mizuho Bank, Ltd. 0.70% due 1/30/2017–2/2/2017[3]	35,000	34,977
	Other securities		16,748
	Total short-term securities (cost: $156,597,000)		156,607

	Total investment securities 101.93% (cost: $2,381,568,000)		2,291,481
	Other assets less liabilities (1.93)%		(43,297)
	Net assets 100.00%		$2,248,184

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $2,370,000, which represented .11% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $6,709,000, which represented .30% of the net assets of the fund. Some securities in “Other securities” (with aggregate value of $232,000, an aggregate cost of $1,384,000, and which represented .01% of the net assets of the fund) were acquired from 3/10/2010 to 4/3/2013 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $429,247,000.

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2016 (000)
Purchases:
British pounds	1/13/2017	JPMorgan Chase	£5,633	$7,150	$(204)
Euros	1/6/2017	UBS AG	€17,250	$18,848	(680)
Euros	1/10/2017	HSBC Bank	€4,052	$4,375	(107)

102	American Funds Insurance Series

Global Bond Fund

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2016 (000)
Euros	1/12/2017	Barclays Bank PLC	€13,503	$14,386	$(161)
Euros	1/19/2017	Bank of America, N.A.	€6,645	$7,145	(141)
Japanese yen	1/6/2017	JPMorgan Chase	¥3,321,365	$29,950	(1,515)
Japanese yen	1/11/2017	Citibank	¥118,559	$1,059	(44)
Japanese yen	1/11/2017	HSBC Bank	¥2,541,140	$22,450	(689)
Japanese yen	1/12/2017	Barclays Bank PLC	¥479,785	$4,204	(95)
Japanese yen	1/20/2017	Citibank	¥351,002	$3,089	(81)
Japanese yen	1/20/2017	JPMorgan Chase	¥392,477	$3,451	(88)
Japanese yen	1/20/2017	JPMorgan Chase	¥1,877,634	$16,350	(263)
Japanese yen	1/26/2017	Bank of America, N.A.	¥2,364,530	$20,600	(335)
Japanese yen	2/6/2017	Citibank	¥392,473	$3,471	(106)
Japanese yen	2/16/2017	HSBC Bank	¥1,310,000	$11,398	(162)
Japanese yen	2/24/2017	HSBC Bank	¥846,335	$7,199	63
Norwegian kroner	1/13/2017	Bank of America, N.A.	NKr48,486	$5,743	(127)
Norwegian kroner	1/24/2017	Barclays Bank PLC	NKr46,831	$5,408	16
Swedish kronor	1/24/2017	Barclays Bank PLC	SKr60,114	$6,418	191
Swedish kronor	2/16/2017	Barclays Bank PLC	SKr30,059	$3,292	17
					$(4,511)
Sales:
Australian dollars	1/9/2017	JPMorgan Chase	$4,189	A$ 5,600	148
Australian dollars	1/11/2017	Bank of America, N.A.	$7,382	A$ 10,000	168
Australian dollars	1/25/2017	UBS AG	$14,713	A$ 20,200	146
Brazilian reais	4/3/2017	Citibank	$511	BRL1,800	(28)
Brazilian reais	4/3/2017	Citibank	$6,912	BRL24,200	(335)
British pounds	1/10/2017	HSBC Bank	€5,606	£4,750	49
Canadian dollars	1/23/2017	JPMorgan Chase	€2,872	C$ 4,000	48
Canadian dollars	1/23/2017	Bank of America, N.A.	€2,872	C$ 4,000	47
Canadian dollars	1/23/2017	Bank of America, N.A.	$5,956	C$ 7,950	33
Chilean pesos	1/20/2017	Citibank	$20,819	CLP13,864,500	153
Colombian pesos	1/11/2017	Citibank	$4,345	COP13,434,070	(120)
Colombian pesos	1/11/2017	JPMorgan Chase	$4,666	COP14,451,550	(136)
Danish kroner	2/6/2017	Citibank	NKr29,852	DKr24,600	(33)
Euros	1/6/2017	JPMorgan Chase	$11,314	€10,700	45
Euros	1/9/2017	Citibank	SKr94,766	€9,650	245
Euros	1/12/2017	HSBC Bank	¥650,453	€5,350	(66)
Euros	1/13/2017	HSBC Bank	NKr14,378	€1,600	(20)
Euros	1/19/2017	JPMorgan Chase	£5,659	€6,700	(82)
Euros	1/19/2017	Bank of America, N.A.	$21,883	€21,050	(301)
Euros	1/20/2017	Citibank	£17,558	€20,900	(375)
Euros	1/23/2017	JPMorgan Chase	£11,534	€13,700	(216)
Hungarian forints	1/10/2017	HSBC Bank	€3,181	HUF1,000,000	(54)
Indian rupees	1/11/2017	JPMorgan Chase	$7,105	INR489,200	(94)
Indian rupees	1/11/2017	UBS AG	$9,004	INR620,000	(120)
Israeli shekels	1/23/2017	Citibank	$6,681	ILS25,700	5
Malaysian ringgits	1/13/2017	UBS AG	$5,963	MYR26,400	81
New Zealand dollars	1/13/2017	Citibank	£5,617	NZ$ 10,050	(53)
New Zealand dollars	1/24/2017	JPMorgan Chase	$5,024	NZ$ 7,150	61
Polish zloty	1/10/2017	JPMorgan Chase	$9,534	PLN39,827	19
South African rand	1/12/2017	JPMorgan Chase	$1,990	ZAR28,350	(69)
					$(854)
Forward currency contracts — net					$(5,365)

American Funds Insurance Series	103

Global Bond Fund

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $166,185,000.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)		Unrealized (depreciation) appreciation at 12/31/2016 (000)
Receive	LCH	3-month USD-LIBOR	1.384%	12/15/2018		$65,000	$(79)
Receive	LCH	6-month NOK-NIBOR	1.36	12/19/2019	NKr	250,000	11
Receive	LCH	3-month USD-LIBOR	1.572	9/16/2020		$10,000	(83)
Receive	LCH	3-month USD-LIBOR	1.8855	12/15/2021		23,100	(87)
Receive	LCH	3-month USD-LIBOR	1.885	12/15/2021		115,900	(439)
Pay	LCH	3-month USD-LIBOR	2.468	12/19/2026		10,000	(123)
Pay	LCH	3-month USD-LIBOR	2.52611	11/24/2045		17,400	207
Pay	LCH	3-month USD-LIBOR	2.535	11/24/2045		1,100	11
Pay	LCH	3-month USD-LIBOR	2.556	11/27/2045		10,000	55
Pay	LCH	3-month USD-LIBOR	2.354	1/29/2046		6,000	293
Pay	LCH	3-month USD-LIBOR	2.116	4/15/2046		5,750	580
Receive	LCH	6-month EURIBOR	1.1193	5/27/2046		€2,500	(72)
Pay	LCH	3-month USD-LIBOR	1.909	10/11/2046		$5,750	848
							$1,122

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $280,390,000, which represented 12.47% of the net assets of the fund.
[4]	Purchased on a TBA basis.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $12,261,000, which represented .55% of the net assets of the fund.

Key to abbreviations and symbols

A$ = Australian dollars

ARS = Argentine pesos

BRL = Brazilian reais

£ = British pounds

C$ = Canadian dollars

CLP = Chilean pesos

COP = Colombian pesos

DKr = Danish kroner

EURIBOR = Euro Interbank Offered Rate

€ = Euros

HUF = Hungarian forints

ILS = Israeli shekels

INR = Indian rupees

¥ = Japanese yen

LCH = LCH.Clearnet

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NIBOR = Norway Interbank Offered Rate

NOK/NKr = Norwegian kroner

NZ$ = New Zealand dollars

PLN = Polish zloty

SKr = Swedish kronor

TBA = To-be-announced

ZAR = South African rand

See Notes to Financial Statements

104	American Funds Insurance Series

High-Income Bond Fund

Summary investment portfolio December 31, 2016

Bonds, notes & other debt instruments 92.06%		Principal amount (000)	Value (000)
Corporate bonds & notes 90.35%
Energy	Cheniere Energy, Inc. 5.88%–7.00% 2024–2025[1]	$6,265	$6,475
17.62%	Chesapeake Energy Corp. 4.13% 2019[2]	7,425	7,499
	Chesapeake Energy Corp. 4.88%–8.00% 2022–2025[1]	11,705	11,676
	Chesapeake Energy Corp., Term Loan, 8.50% 2021[2,3,4]	1,350	1,474
	CONSOL Energy Inc. 5.875% 2022	13,325	13,125
	NGL Energy Partners LP 6.875% 2021	9,940	10,213
	NGPL PipeCo LLC 9.625% 2019[1]	13,810	14,535
	NGPL PipeCo LLC 7.12%–7.77% 2017–2037[1]	5,220	5,500
	Sabine Pass Liquefaction, LLC 5.75% 2024	7,025	7,570
	Sabine Pass Liquefaction, LLC 5.00%–5.88% 2021–2027[1]	15,945	16,906
	Southwestern Energy Co. 4.10% 2022	7,755	7,366
	Teekay Corp. 8.50% 2020	16,173	15,445
	Weatherford International PLC 4.50%–9.88% 2021–2040[1]	22,745	20,867
	Other securities		175,368
			314,019

Telecommunication	Altice Financing SA 6.625% 2023[1]	835	860
services	Altice Finco SA 6.50%–9.88% 2020–2022[1]	1,850	1,944
12.72%	Altice NV 5.50% 2026[1]	1,300	1,329
	Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[1]	10,845	11,197
	Digicel Group Ltd. 8.25% 2020[1]	13,300	11,478
	Frontier Communications Corp. 10.50% 2022	7,580	7,997
	Frontier Communications Corp. 11.00% 2025	8,687	9,002
	Frontier Communications Corp. 8.50%–8.88% 2020–2022	4,250	4,482
	Intelsat Jackson Holding Co. 7.25% 2019	11,850	10,013
	Ligado Networks, Term Loan, 9.75% 2020[2,3,4,5]	24,292	22,572
	MetroPCS Wireless, Inc. 6.25% 2021	11,650	12,145
	MetroPCS Wireless, Inc. 6.625% 2023	3,950	4,197
	Neptune Finco Corp. (Altice NV) 6.63%–10.13% 2023–2025[1]	3,950	4,445
	Numericable Group SA 6.00%–7.38% 2022–2026[1]	4,615	4,737
	SoftBank Corp. 4.50% 2020[1]	8,725	8,965
	T-Mobile US, Inc. 6.00%–6.73% 2022–2026	6,575	6,983
	Trilogy International Partners, LLC 13.375% 2019[1]	10,825	11,150
	Wind Acquisition SA 4.75% 2020[1]	3,150	3,189
	Wind Acquisition SA 7.375% 2021[1]	17,125	17,853
	Windstream Holdings, Inc. 7.75% 2021	10,575	10,924
	Other securities		61,244
			226,706

Health care	Centene Corp. 4.75% 2022	10,290	10,444
11.45%	Centene Corp. 4.75%–6.13% 2021–2025	10,730	10,936
	DJO Finco Inc. 8.125% 2021[1]	9,160	7,992
	Kinetic Concepts, Inc. 7.875% 2021[1]	990	1,077
	Kinetic Concepts, Inc. 9.625% 2021[1]	14,650	15,566
	Kinetic Concepts, Inc. 12.50% 2021[1]	13,978	14,712
	Molina Healthcare, Inc. 5.375% 2022	7,890	8,048
	Tenet Healthcare Corp. 4.38%–7.50% 2021–2023[1]	6,165	6,017
	Tenet Healthcare Corp., First Lien, 6.00% 2020	7,685	8,031
	Tenet Healthcare Corp., First Lien 4.50%–4.75% 2020–2021	7,655	7,718
	Valeant Pharmaceuticals International Inc. 5.50% 2023[1]	1,675	1,265
	VPI Escrow Corp. 6.75% 2018[1]	10,750	10,239
	VPI Escrow Corp. 6.375% 2020[1]	14,355	12,404
	VPI Escrow Corp. 7.50% 2021[1]	575	489
	VRX Escrow Corp. 5.38%–6.13% 2020–2025[1]	9,670	7,805
	Other securities		81,277
			204,020

American Funds Insurance Series	105

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Consumer	Cablevision Systems Corp. 5.50%–7.75% 2018–2027[1]	$8,600	$9,112
discretionary	CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	10,445	10,837
11.11%	Clear Channel Worldwide Holdings, Inc. 7.625% 2020	13,153	13,194
	Wynn Macau, Ltd. 5.25% 2021[1]	8,825	8,935
	Other securities		155,872
			197,950

Materials	ArcelorMittal 7.75% 2041	12,205	13,059
10.12%	Chemours Co. 7.00% 2025	8,465	8,380
	Cliffs Natural Resources Inc. 8.25% 2020[1]	6,625	7,287
	First Quantum Minerals Ltd. 6.75% 2020[1]	13,693	13,727
	First Quantum Minerals Ltd. 7.00% 2021[1]	16,193	16,187
	First Quantum Minerals Ltd. 7.25% 2022[1]	3,525	3,490
	FMG Resources 9.75% 2022[1]	10,405	12,123
	Ryerson Inc. 11.00% 2022[1]	10,932	12,053
	Other securities		93,969
			180,275

Industrials	Associated Materials, LLC 9.00% 2024[1]	13,800	13,869
9.27%	Corporate Risk Holdings LLC 9.50% 2019[1]	12,782	13,197
	General Electric Co. 5.00% 2021	740	769
	Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[1]	10,020	8,392
	Other securities		128,888
			165,115

Information	First Data Corp. 7.00% 2023[1]	8,930	9,533
technology	Gogo Inc. 12.50% 2022[1]	10,050	10,929
7.04%	Kronos Inc., Term Loan B, 9.25% 2024[2,3,4]	9,075	9,367
	Other securities		95,527
			125,356

Financials	CIT Group Inc. 3.875% 2019	14,810	15,162
4.47%	Other securities		64,576
			79,738

Utilities	AES Corp. 5.50%–8.00% 2020–2026	17,365	18,345
3.79%	NRG Energy, Inc. 6.625% 2027[1]	9,510	9,034
	TEX Operations Co. LLC, Term Loan B, 5.00% 2023[2,3,4]	7,166	7,233
	Other securities		32,930
			67,542

Real estate	Other securities		34,671
1.95%

Consumer staples	Other securities		14,354
0.81%	Total corporate bonds & notes		1,609,746

106	American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
Other bonds & notes 1.71%
	U.S. Treasury 1.00% 2018	$10,000	$9,968
	U.S. Treasury 1.375% 2020[6]	10,000	9,936
	Other securities		10,570
			30,474
	Total bonds, notes & other debt instruments (cost: $1,614,854,000)		1,640,220

Convertible bonds 0.43%
Energy	Chesapeake Energy Corp. 5.50% 2026[1]	540	587
0.03%

Other	Other securities		4,801
0.27%

Miscellaneous	Other convertible bonds in initial period of acquisition		2,238
0.13%	Total convertible bonds (cost: $7,597,000)		7,626

Convertible stocks 0.83%		Shares
Telecommunication	Frontier Communications Corp., Series A, convertible preferred	10,000	711
services
0.04%

Other	Other securities		4,946
0.27%

Miscellaneous	Other convertible stocks in initial period of acquisition		9,212
0.52%	Total convertible stocks (cost: $20,627,000)		14,869

Common stocks 0.90%
Industrials			1,407
0.08%

Other	Other securities		13,984
0.78%

Miscellaneous	Other common stocks in initial period of acquisition		636
0.04%	Total common stocks (cost: $37,432,000)		16,027

Rights & warrants 0.01%
Utilities	Other securities		73
0.01%

Consumer			—
discretionary
0.00%

American Funds Insurance Series	107

High-Income Bond Fund

Rights & warrants (continued)		Shares	Value (000)
Miscellaneous	Other rights & warrants in initial period of acquisition		—
0.00%	Total rights & warrants (cost: $80,000)		73

Short-term securities 4.29%		Principal amount (000)
	Federal Home Loan Bank 0.53% due 2/17/2017	$30,700	$30,683
	General Electric Co. 0.60% due 1/3/2017	20,000	19,999
	U.S. Treasury Bills 0.40% due 1/5/2017	20,000	19,999
	Other securities		5,750
	Total short-term securities (cost: $76,427,000)		76,431

	Total investment securities 98.52% (cost: $1,757,017,000)		1,755,246
	Other assets less liabilities 1.48%		26,395
	Net assets 100.00%		$1,781,641

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $34,309,000, which represented 1.93% of the net assets of the fund. Some securities in “Other securities” (with aggregate value of $3,634,000, an aggregate cost of $13,197,000, and which represented .20% of the net assets of the fund) were acquired from 3/10/2010 to 8/22/2014 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Interest rate swaps

The fund has entered into an interest rate swap as shown in the following table. The average month-end notional amount of interest rate swaps while held was $21,008,000.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized appreciation at 12/31/2016 (000)
Pay	LCH	3-month USD-LIBOR	2.0745%	11/21/2026	$18,600	$427

Credit default swaps

The fund has entered into credit default swaps as shown in the following table. The average month-end notional amount of credit default swaps while held was $14,167,000.

Centrally cleared credit default swaps on credit indices — sell protection

Referenced index	Clearinghouse	Receive fixed rate	Expiration date	Notional (000)	Value (000)	Upfront premiums received (000)	Unrealized appreciation at 12/31/2016 (000)
CDX.NA.HY.26	ICE	5.00%	6/20/2021	$10,000	$700	$204	$496
CDX.NA.HY.27	ICE	5.00	12/20/2021	10,000	620	472	148
							$644

108	American Funds Insurance Series

High-Income Bond Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $810,766,000, which represented 45.51% of the net assets of the fund.
[2]	Coupon rate may change periodically.
[3]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $134,544,000, which represented 7.55% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	A portion of this security was pledged as collateral. The total value of pledged collateral was $2,129,000, which represented .12% of the net assets of the fund.

Key to abbreviations

ICE = Intercontinental Exchange, Inc.

LCH = LCH.Clearnet

LIBOR = London Interbank Offered Rate

See Notes to Financial Statements

American Funds Insurance Series	109

Mortgage Fund

Summary investment portfolio December 31, 2016

Bonds, notes & other debt instruments 98.52%		Principal amount (000)	Value (000)
Mortgage-backed obligations 61.32%
Federal agency	Fannie Mae 4.00% 2036[1]	$5,819	$6,193
mortgage-backed	Fannie Mae 3.00% 2046[1]	11,160	11,094
obligations	Fannie Mae 3.00% 2046[1]	5,790	5,759
53.90%	Fannie Mae 3.50% 2046[1]	4,717	4,779
	Fannie Mae 3.50% 2046[1]	3,867	3,918
	Fannie Mae 4.00% 2046[1]	2,405	2,495
	Fannie Mae 4.00% 2046[1]	1,834	1,902
	Fannie Mae 4.00% 2047[1,2]	19,900	20,912
	Fannie Mae 4.00%–5.00% 2036–2046[1]	4,650	4,863
	Freddie Mac 5.00% 2034[1]	2,004	2,203
	Freddie Mac 3.50% 2035[1]	10,210	10,548
	Freddie Mac 4.00% 2036[1]	6,863	7,245
	Freddie Mac 3.50% 2045[1]	11,259	11,592
	Freddie Mac 4.00% 2046[1]	2,000	2,074
	Freddie Mac 4.50% 2046[1]	3,999	4,301
	Freddie Mac 4.00% 2047[1,2]	20,400	21,418
	Freddie Mac 3.50%–4.00% 2035–2036[1]	2,172	2,285
	Government National Mortgage Assn. 5.50% 2040[1]	2,872	3,221
	Government National Mortgage Assn. 3.50% 2043[1]	2,616	2,738
	Government National Mortgage Assn. 3.50% 2043[1]	2,050	2,132
	Government National Mortgage Assn. 3.50% 2043[1]	1,999	2,090
	Government National Mortgage Assn. 4.25% 2044[1]	1,949	2,099
	Government National Mortgage Assn. 4.50% 2045[1]	6,240	6,667
	Government National Mortgage Assn. 4.00% 2046[1]	2,543	2,648
	Government National Mortgage Assn. 3.00% 2047[1,2]	7,500	7,589
	Government National Mortgage Assn. 4.755% 2065[1]	2,323	2,459
	Government National Mortgage Assn. 4.632% 2066[1]	2,238	2,411
	Government National Mortgage Assn. 3.50%–6.50% 2034–2066[1]	18,852	19,918
	Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	4,908	4,969
	Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	932	963
			183,485

Other	Freddie Mac, Series KJ02, Class A2, multifamily 2.597% 2020[1]	4,600	4,686
mortgage-backed	Freddie Mac, Series K031, Class A2, multifamily 3.30% 2023[1,3]	4,722	4,942
securities	Freddie Mac, Series K032, Class A2, multifamily 3.31% 2023[1,3]	1,250	1,309
3.21%			10,937

Collateralized	Mortgage Repurchase Agreement Financing Trust, Series 2016-3, Class A1, 1.664% 2018[1,3,4,5]	1,800	1,801
mortgage-backed	Towd Point Mortgage Trust, Series 2015-2, Class 2A11, 3.00% 2057[1,3,5]	2,972	3,010
(privately	Towd Point Mortgage Trust, Series 2015-2, Class 2A1, 3.75% 2057[1,3,5]	708	728
originated)	Other securities		4,875
3.06%			10,414

Commercial	Other securities		3,919
mortgage-backed	Total mortgage-backed obligations		208,755
securities
1.15%

110	American Funds Insurance Series

Mortgage Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
Federal agency bonds & notes 17.75%
	Fannie Mae 1.25% 2017	$5,800	$5,803
	Fannie Mae 0.875% 2019	17,000	16,784
	Fannie Mae 1.375% 2021	3,000	2,919
	Freddie Mac 0.875% 2018	19,000	18,899
	Freddie Mac 0.875% 2019	9,000	8,886
	United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	7,000	7,152
			60,443

U.S. Treasury bonds & notes 12.65%
U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.375% 2025[6,7]	10,397	10,350
inflation-protected	U.S. Treasury Inflation-Protected Security 0.625% 2026[6,7]	4,446	4,488
securities	U.S. Treasury Inflation-Protected Security 0.75% 2042[7]	6,884	6,537
9.67%	U.S. Treasury Inflation-Protected Security 1.375% 2044[7]	9,827	10,752
	U.S. Treasury Inflation-Protected Securities 1.00%–2.13% 2041–2046[7]	764	799
			32,926

U.S. Treasury	U.S. Treasury 1.75% 2021	6,000	5,956
2.98%	U.S. Treasury 2.125% 2022	3,000	2,999
	U.S. Treasury 2.50% 2046	1,320	1,169
			10,124
	Total U.S. Treasury bonds & notes		43,050

Asset-backed obligations 6.80%
	Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[1,5]	6,379	6,339
	Marine Park CLO Ltd., Series 2012-1A, Class A1AR, CLO, 2.189% 2023[1,3,5]	2,500	2,499
	Other securities		14,306
			23,144
	Total bonds, notes & other debt instruments (cost: $335,749,000)		335,392

Short-term securities 15.98%
	Apple Inc. 0.62% due 1/3/2017[5]	6,400	6,400
	Army and Air Force Exchange Service 0.54% due 1/3/2017[5]	3,500	3,500
	Federal Home Loan Bank 0.35%–0.53% due 1/5/2017–3/1/2017	18,000	17,994
	General Electric Co. 0.60% due 1/3/2017	6,900	6,899
	Hershey Co. 0.65% due 1/11/2017[5]	8,200	8,199
	Qualcomm Inc. 0.48%–0.66% due 1/10/2017–2/8/2017[5]	9,700	9,697
	Other securities		1,699
	Total short-term securities (cost: $54,387,000)		54,388

	Total investment securities 114.50% (cost: $390,136,000)		389,780
	Other assets less liabilities (14.50)%		(49,375)
	Net assets 100.00%		$340,405

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series	111

Mortgage Fund

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $246,510,000.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 12/31/2016 (000)
Receive	LCH	3-month USD-LIBOR	1.349%	12/13/2018	$50,000	$(91)
Receive	LCH	3-month USD-LIBOR	1.515	6/4/2019	5,000	(5)
Receive	LCH	3-month USD-LIBOR	1.7945	6/20/2019	3,800	21
Receive	LCH	3-month USD-LIBOR	1.732	6/27/2019	8,500	33
Receive	LCH	3-month USD-LIBOR	1.799	8/8/2019	8,000	42
Receive	LCH	3-month USD-LIBOR	1.7255	8/19/2019	15,000	47
Receive	LCH	3-month USD-LIBOR	1.9225	9/25/2019	15,000	118
Receive	LCH	3-month USD-LIBOR	1.647	1/9/2020	8,000	(9)
Receive	LCH	3-month USD-LIBOR	1.7615	2/19/2020	6,000	10
Receive	LCH	3-month USD-LIBOR	1.525	4/27/2020	5,000	(35)
Receive	LCH	3-month USD-LIBOR	1.8315	6/10/2020	9,000	22
Receive	LCH	3-month USD-LIBOR	1.8445	6/16/2020	8,000	22
Receive	LCH	3-month USD-LIBOR	1.86	6/19/2020	8,000	25
Receive	LCH	3-month USD-LIBOR	1.872	6/30/2020	1,000	3
Receive	LCH	3-month USD-LIBOR	1.76327	7/1/2020	2,000	(1)
Pay	LCH	3-month USD-LIBOR	1.217	9/22/2021	11,500	379
Pay	LCH	3-month USD-LIBOR	1.225	9/22/2021	11,500	375
Pay	LCH	3-month USD-LIBOR	1.2796	10/11/2021	14,500	445
Pay	LCH	3-month USD-LIBOR	2.24	12/5/2026	10,500	86
Pay	LCH	3-month USD-LIBOR	2.27	12/5/2026	8,500	46
Pay	LCH	3-month USD-LIBOR	3.34	6/27/2044	3,500	(551)
Pay	LCH	3-month USD-LIBOR	3.206	7/31/2044	2,000	(260)
Pay	LCH	3-month USD-LIBOR	3.238	8/8/2044	2,000	(273)
Pay	LCH	3-month USD-LIBOR	3.2265	9/25/2044	3,000	(404)
Pay	LCH	3-month USD-LIBOR	2.5055	1/9/2045	2,000	32
Pay	LCH	3-month USD-LIBOR	2.454	1/15/2045	3,200	85
Pay	LCH	3-month USD-LIBOR	2.516	10/20/2045	2,500	35
Pay	LCH	3-month USD-LIBOR	2.525	10/20/2045	1,500	18
Pay	LCH	3-month USD-LIBOR	2.5315	10/26/2045	4,000	43
Pay	LCH	3-month USD-LIBOR	2.52822	11/23/2045	3,560	41
Pay	LCH	3-month USD-LIBOR	2.4835	12/3/2045	2,000	42
Pay	LCH	3-month USD-LIBOR	2.59125	12/16/2045	2,250	(5)
Pay	LCH	3-month USD-LIBOR	2.4095	1/14/2046	1,500	56
Pay	LCH	3-month USD-LIBOR	2.33725	2/1/2046	5,000	264
						$656

112	American Funds Insurance Series

Mortgage Fund

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $176,869,000.

Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)
10 Year U.S. Treasury Note Futures	CME	Long	186	March 2017	$23,211	$94
10 Year Ultra U.S. Treasury Note Futures	CME	Long	119	March 2017	15,898	55
20 Year U.S. Treasury Bond Futures	CME	Long	10	March 2017	1,523	(17)
30 Year Ultra U.S. Treasury Bond Futures	CME	Short	1	March 2017	161	1
5 Year U.S. Treasury Note Futures	CME	Long	1,474	April 2017	173,887	(450)
						$(317)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $5,042,000, which represented 1.48% of the net assets of the fund.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $59,860,000, which represented 17.58% of the net assets of the fund.
[6]	A portion of this security was pledged as collateral. The total value of pledged collateral was $8,487,000, which represented 2.49% of the net assets of the fund.
[7]	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviations

CLO = Collateralized Loan Obligations

CME = CME Group

LCH = LCH.Clearnet

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

See Notes to Financial Statements

American Funds Insurance Series	113

Ultra-Short Bond Fund (formerly Cash Management Fund)

Investment portfolio December 31, 2016

Short-term securities 99.82%	Principal amount (000)	Value (000)
Commercial paper 60.47%
American Honda Finance Corp. 0.76% due 2/21/2017	$10,000	$9,991
Apple Inc. 0.70% due 2/15/2017[1]	10,000	9,993
Canadian Imperial Bank of Commerce 0.80% due 2/15/2017[1]	10,000	9,993
Chariot Funding, LLC 0.62% due 1/24/2017[1]	10,000	9,996
Ciesco LLC 0.76% due 2/3/2017[1]	10,000	9,993
CPPIB Capital Inc. 0.70% due 2/3/2017[1]	10,000	9,994
Estée Lauder Companies Inc. 0.65% due 1/17/2017[1]	10,000	9,997
Export Development Canada 0.83% due 2/27/2017	10,000	9,990
ExxonMobil Corp. 0.53% due 1/23/2017	10,000	9,996
Fairway Finance Corp. 1.05% due 3/20/2017[1]	10,000	9,980
General Electric Co. 0.60% due 1/3/2017	9,200	9,199
Gotham Funding Corp. 0.88% due 2/6/2017[1]	10,200	10,192
John Deere Canada ULC 0.54% due 1/3/2017[1]	10,000	10,000
Liberty Street Funding Corp. 0.80% due 1/17/2017[1]	10,200	10,197
Microsoft Corp. 0.70% due 2/1/2017[1]	10,000	9,995
Mizuho Bank, Ltd. 0.80% due 1/4/2017[1]	7,300	7,299
National Rural Utilities Cooperative Finance Corp. 0.70% due 1/18/2017	9,000	8,997
Province of Ontario 0.74% due 2/21/2017	11,510	11,499
Qualcomm Inc. 0.65% due 2/14/2017[1]	4,400	4,397
Sumitomo Mitsui Banking Corp. 1.00% due 4/4/2017[1]	10,000	9,975
Thunder Bay Funding, LLC 0.91% due 3/8/2017[1]	10,600	10,583
Toronto-Dominion Holdings USA Inc. 0.75% due 1/20/2017[1]	10,000	9,997
		212,253

Federal agency discount notes 27.39%
Federal Farm Credit Banks 0.45% due 1/17/2017	9,800	9,798
Federal Home Loan Bank 0.37%–0.54% due 1/5/2017–3/22/2017	76,400	76,369
Freddie Mac 0.38% due 2/23/2017	10,000	9,994
		96,161

U.S. Treasury 11.96%
U.S. Treasury Bills 0.40%–0.51% due 2/9/2017–3/23/2017	42,000	41,965
Total short-term securities (cost: $350,356,000)		350,379

Total investment securities 99.82% (cost: $350,356,000)		350,379
Other assets less liabilities 0.18%		637
Net assets 100.00%		$351,016

[1]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $152,581,000, which represented 43.47% of the net assets of the fund.

See Notes to Financial Statements

114	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Summary investment portfolio December 31, 2016

Bonds, notes & other debt instruments 95.45%		Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 46.27%
U.S. Treasury	U.S. Treasury 1.125% 2021	$31,950	$30,873
31.96%	U.S. Treasury 1.375% 2021	40,000	39,367
	U.S. Treasury 1.75% 2021	117,040	116,181
	U.S. Treasury 2.00% 2021	161,000	161,993
	U.S. Treasury 2.00% 2021	62,350	62,603
	U.S. Treasury 2.125% 2021	23,450	23,659
	U.S. Treasury 2.25% 2021	76,800	78,204
	U.S. Treasury 2.25% 2021	64,745	65,766
	U.S. Treasury 2.125% 2022	21,970	21,962
	U.S. Treasury 1.50% 2023	22,020	21,184
	U.S. Treasury 2.125% 2023	117,191	116,459
	U.S. Treasury 2.25% 2023	46,604	46,650
	U.S. Treasury 2.00% 2026	25,000	24,063
	U.S. Treasury 2.25% 2046[1]	86,611	72,615
	U.S. Treasury 2.875% 2046	34,300	33,026
	U.S. Treasury 1.63%–6.25% 2020–2046	55,580	56,410
			971,015

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	28,504	28,043
inflation-protected	U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	26,677	26,266
securities	U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	84,907	84,528
14.31%	U.S. Treasury Inflation-Protected Security 2.375% 2025[1,2]	77,582	89,124
	U.S. Treasury Inflation-Protected Security 0.75% 2042[2]	21,063	20,001
	U.S. Treasury Inflation-Protected Security 1.375% 2044[1,2]	80,593	88,181
	U.S. Treasury Inflation-Protected Security 1.00% 2046[2]	20,796	20,928
	U.S. Treasury Inflation-Protected Securities 0.13%–2.13% 2017–2041[2]	75,566	77,572
			434,643
	Total U.S. Treasury bonds & notes		1,405,658

Mortgage-backed obligations 28.94%
Federal agency	Fannie Mae 2.50% 2031[3]	63,228	63,374
mortgage-backed	Fannie Mae 4.00% 2036[3]	18,362	19,520
obligations	Fannie Mae 3.00% 2046[3]	30,231	30,054
28.15%	Fannie Mae 3.00% 2046[3]	23,632	23,494
	Fannie Mae 4.00% 2047[3,4]	50,000	52,544
	Fannie Mae 0%–9.65% 2017–2047[3,4,5]	192,023	200,054
	Freddie Mac 3.50% 2035[3]	25,795	26,694
	Freddie Mac 3.50% 2046[3]	60,592	62,226
	Freddie Mac 3.50% 2046[3]	41,035	42,043
	Freddie Mac 4.00% 2046[3]	16,381	17,005
	Freddie Mac 4.00% 2047[3,4]	42,200	44,305
	Freddie Mac 0%–5.50% 2023–2046[3,5]	91,448	95,099
	Government National Mortgage Assn. 4.50% 2045[3]	26,614	28,434
	Government National Mortgage Assn. 4.50% 2045[3]	25,694	27,452
	Government National Mortgage Assn. 4.50% 2045[3]	22,842	24,405
	Government National Mortgage Assn., Series 2010-H23, Class PT, 5.425% 2060[3,5]	16,027	16,806
	Government National Mortgage Assn. 3.00%–6.50% 2034–2065[3]	53,084	57,080
	Other securities		24,672
			855,261

Other	Fannie Mae 2.72%–3.47% 2022–2024[3,5]	10,225	10,542
mortgage-backed	Freddie Mac 1.14%–3.32% 2020–2024[3,5]	13,287	13,392
securities			23,934
0.79%	Total mortgage-backed obligations		879,195

American Funds Insurance Series	115

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Federal agency bonds & notes 20.24%
Fannie Mae 1.75%–7.13% 2017–2030	$38,655	$40,672
Federal Farm Credit Banks 0.60% 2017	41,774	41,762
Federal Farm Credit Banks 0.79%–0.81% 2017[5]	13,621	13,627
Federal Home Loan Bank 1.75% 2018	74,000	74,686
Federal Home Loan Bank 3.375% 2023	16,715	17,850
Federal Home Loan Bank 5.50% 2036	600	788
Freddie Mac 1.25% 2019	18,730	18,638
Freddie Mac 3.75% 2019	12,750	13,426
Private Export Funding Corp. 1.45% 2019	17,500	17,441
Tennessee Valley Authority, Series A, 3.875% 2021	32,975	35,489
Tennessee Valley Authority 1.88%–5.88% 2022–2060	16,840	17,644
TVA Southaven 3.846% 2033[3]	1,513	1,573
U.S. Department of Housing and Urban Development 0.93%–3.70% 2017–2034	91,632	93,154
United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	19,750	19,949
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	88,000	89,910
United States Agency for International Development, Jordan (Kingdom of) 2.578% 2022	43,000	43,658
United States Agency for International Development, Jordan (Kingdom of) 3.00% 2025	43,250	43,900
United States Agency for International Development, Morocco (Kingdom of)
7.55% 2026[3]	3,894	4,688
United States Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,927
United States Agency for International Development, Ukraine 1.47%–1.84% 2019–2021	5,855	5,773
Other securities		17,230
		614,785
Total bonds, notes & other debt instruments (cost: $2,913,238,000)		2,899,638

Short-term securities 7.95%
Federal Home Loan Bank 0.45%–0.49% due 1/9/2017–2/13/2017	112,000	111,962
General Electric Co. 0.60% due 1/3/2017	52,700	52,696
Qualcomm Inc. 0.56%–0.74% due 1/5/2017–2/22/2017[6]	50,900	50,861
U.S. Treasury Bills 0.43% due 1/19/2017	26,000	25,995
Total short-term securities (cost: $241,503,000)		241,514

Total investment securities 103.40% (cost: $3,154,741,000)		3,141,152
Other assets less liabilities (3.40)%		(103,428)
Net assets 100.00%		$3,037,724

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

116	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $3,667,158,000.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 12/31/2016 (000)
Receive	LCH	3-month USD-LIBOR	1.349%	12/13/2018	$260,000	$(471)
Receive	LCH	3-month USD-LIBOR	1.789	6/20/2019	100,000	532
Receive	LCH	3-month USD-LIBOR	1.7945	6/20/2019	86,600	472
Receive	LCH	3-month USD-LIBOR	1.7905	6/20/2019	34,700	186
Receive	LCH	3-month USD-LIBOR	1.799	8/8/2019	64,000	333
Receive	LCH	3-month USD-LIBOR	1.773	8/11/2019	127,000	565
Receive	LCH	3-month USD-LIBOR	1.9225	9/25/2019	52,000	410
Receive	LCH	3-month USD-LIBOR	1.2	11/1/2019	108,200	(1,347)
Receive	LCH	3-month USD-LIBOR	1.148	4/13/2021	65,000	(1,979)
Pay	LCH	3-month USD-LIBOR	1.217	9/22/2021	60,000	1,976
Pay	LCH	3-month USD-LIBOR	1.225	9/22/2021	60,000	1,954
Pay	LCH	3-month USD-LIBOR	1.2255	9/23/2021	5,000	163
Pay	LCH	3-month USD-LIBOR	1.75918	4/29/2022	58,000	726
Receive	LCH	3-month USD-LIBOR	2.8	9/2/2022	280,000	1,459
Receive	LCH	3-month USD-LIBOR	2.75	9/2/2022	280,000	1,201
Receive	LCH	3-month USD-LIBOR	1.24	7/19/2023	50,000	(2,732)
Receive	LCH	3-month USD-LIBOR	1.309	9/27/2023	25,000	(1,321)
Receive	LCH	3-month USD-LIBOR	1.3035	9/27/2023	25,000	(1,330)
Pay	LCH	3-month USD-LIBOR	1.495	11/10/2023	150,000	6,324
Pay	LCH	3-month USD-LIBOR	2.74125	11/22/2023	15,000	(579)
Pay	LCH	3-month USD-LIBOR	1.798	2/2/2026	35,000	1,440
Pay	LCH	3-month USD-LIBOR	1.6035	4/13/2026	68,000	4,036
Pay	LCH	3-month USD-LIBOR	2.24	12/5/2026	55,100	451
Pay	LCH	3-month USD-LIBOR	2.27	12/5/2026	44,900	245
Pay	LCH	3-month USD-LIBOR	2.97125	9/2/2030	62,000	(1,162)
Pay	LCH	3-month USD-LIBOR	3.005	9/2/2030	62,000	(1,338)
Pay	LCH	3-month USD-LIBOR	3.34	6/27/2044	45,000	(7,078)
Pay	LCH	3-month USD-LIBOR	3.206	7/31/2044	16,000	(2,083)
Pay	LCH	3-month USD-LIBOR	3.238	8/8/2044	16,000	(2,186)
Pay	LCH	3-month USD-LIBOR	2.7045	1/2/2045	12,000	(310)
Pay	LCH	3-month USD-LIBOR	2.5055	1/9/2045	11,000	175
Pay	LCH	3-month USD-LIBOR	2.4945	1/9/2045	2,000	36
Pay	LCH	3-month USD-LIBOR	2.7025	9/10/2045	60,000	(1,550)
Pay	LCH	3-month USD-LIBOR	2.516	10/20/2045	36,000	505
Pay	LCH	3-month USD-LIBOR	2.525	10/20/2045	24,000	291
Pay	LCH	3-month USD-LIBOR	2.5315	10/26/2045	10,000	107
Pay	LCH	3-month USD-LIBOR	2.6445	11/10/2045	11,500	(155)
Pay	LCH	3-month USD-LIBOR	2.52822	11/23/2045	13,350	153
Pay	LCH	3-month USD-LIBOR	2.59125	12/16/2045	9,000	(18)
Receive	LCH	3-month USD-LIBOR	2.11	4/13/2046	14,000	(1,431)
Pay	LCH	3-month USD-LIBOR	2.126	6/3/2046	17,000	1,684
Pay	LCH	U.S. Federal Funds Effective Rate	1.46	7/25/2046	44,000	7,187
Pay	LCH	3-month USD-LIBOR	1.826	7/28/2046	15,000	2,472
Pay	LCH	3-month USD-LIBOR	1.768	8/17/2046	8,200	1,457
Receive	LCH	3-month USD-LIBOR	2.723	12/19/2046	18,000	558
						$10,028

American Funds Insurance Series	117

U.S. Government/AAA-Rated Securities Fund

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $1,918,324,000.

Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)
30 Day Federal Funds Futures	CME	Short	55	January 2017	$ 22,784	$14
10 Year U.S. Treasury Note Futures	CME	Long	717	March 2017	88,879	230
30 Year Ultra U.S. Treasury Bond Futures	CME	Long	358	March 2017	58,028	(659)
20 Year U.S. Treasury Bond Futures	CME	Long	271	March 2017	41,278	(450)
10 Year Ultra U.S. Treasury Note Futures	CME	Long	12	March 2017	1,604	5
5 Year U.S. Treasury Note Futures	CME	Long	8,813	April 2017	1,039,849	(2,875)
2 Year U.S. Treasury Note Futures	CME	Long	692	April 2017	149,977	(29)
90 Day Euro Dollar Futures	CME	Long	1,930	December 2017	476,945	(1,779)
90 Day Euro Dollar Futures	CME	Long	772	March 2018	190,707	(872)
						$(6,415)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $87,768,000, which represented 2.89% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $50,861,000, which represented 1.67% of the net assets of the fund.

Key to abbreviations

CME = CME Group

LCH = LCH.Clearnet

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

See Notes to Financial Statements

118	American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio December 31, 2016

Growth funds 94.41%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	2,821,842	$189,882
Total growth funds (cost: $196,126,000)		189,882

Short-term securities 5.66%
Government Cash Management Fund	11,380,449	11,380
Total short-term securities (cost: $11,380,000)		11,380

Total investment securities 100.07% (cost: $207,506,000)		201,262
Other assets less liabilities (0.07)%		(134)
Net assets 100.00%		$201,128

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2016 (000)
American Funds Insurance Series – Growth Fund, Class 1	1,992,870	1,185,920	356,948	2,821,842	$ 1,785	$ 189,882

See Notes to Financial Statements

American Funds Insurance Series	119

Managed Risk International Fund

Investment portfolio December 31, 2016

Growth funds 92.74%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	5,381,857	$90,523
Total growth funds (cost: $100,249,000)		90,523

Short-term securities 5.72%
Government Cash Management Fund	5,578,653	5,579
Total short-term securities (cost: $5,579,000)		5,579

Total investment securities 98.46% (cost: $105,828,000)		96,102
Other assets less liabilities 1.54%		1,503
Net assets 100.00%		$97,605

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $55,684,000.

Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)
Mini MSCI Emerging Market Index Contracts	ICE	Short	147	March 2017	$ 6,470	$157
Euro Currency Contracts	CME	Short	44	March 2017	5,852	37
Euro Stoxx 50 Index Contracts	EUREX	Short	161	March 2017	5,412	(129)
Nikkei 225 Index Contracts	OSE	Short	21	March 2017	3,290	(132)
FTSE 100 Index Contracts	LIFFE	Short	38	March 2017	3,226	(63)
Japanese Yen Currency Contracts	CME	Short	28	March 2017	3,042	33
British Pound Currency Contracts	CME	Short	37	March 2017	2,930	72
S&P 500 E-mini Index Contracts	CME	Short	7	March 2017	785	2
Russell 2000 Mini Index Contracts	ICE	Short	3	March 2017	208	5
						$(18)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2016 (000)
American Funds Insurance Series – International Fund,
Class 1	4,220,151	2,433,711	1,272,005	5,381,857	$1,447	$90,523

Key to abbreviations

CME = CME Group Inc.

EUREX = Eurex Exchange

ICE = Intercontinental Exchange, Inc.

LIFFE = London International Financial Futures and Options Exchange

OSE = Osaka Securities Exchange

See Notes to Financial Statements

120	American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

Investment portfolio December 31, 2016

Growth-and-income funds 94.29%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	20,295,700	$274,601
Total growth-and-income funds (cost: $274,894,000)		274,601

Short-term securities 5.74%
Government Cash Management Fund	16,708,972	16,709
Total short-term securities (cost: $16,709,000)		16,709

Total investment securities 100.03% (cost: $291,603,000)		291,310
Other assets less liabilities (0.03)%		(94)
Net assets 100.00%		$291,216

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2016 (000)
American Funds Insurance Series – Blue Chip Income
and Growth Fund, Class 1	10,142,310	11,512,873	1,359,483	20,295,700	$5,221	$274,601

See Notes to Financial Statements

American Funds Insurance Series	121

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2016

Growth-and-income funds 94.36%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	3,415,529	$151,683
Total growth-and-income funds (cost: $161,981,000)		151,683

Short-term securities 5.73%
Government Cash Management Fund	9,216,670	9,217
Total short-term securities (cost: $9,217,000)		9,217

Total investment securities 100.09% (cost: $171,198,000)		160,900
Other assets less liabilities (0.09)%		(144)
Net assets 100.00%		$160,756

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2016 (000)
American Funds Insurance Series – Growth-Income Fund,
Class 1	2,523,169	1,319,009	426,649	3,415,529	$2,411	$151,683

See Notes to Financial Statements

122	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2016

Asset allocation funds 93.48%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	153,453,622	$3,326,875
Total asset allocation funds (cost: $3,317,853,000)		3,326,875

Short-term securities 6.61%
Government Cash Management Fund	235,163,299	235,163
Total short-term securities (cost: $235,163,000)		235,163

Total investment securities 100.09% (cost: $3,553,016,000)		3,562,038
Other assets less liabilities (0.09)%		(3,058)
Net assets 100.00%		$3,558,980

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2016 (000)
American Funds Insurance Series – Asset Allocation
Fund, Class 1	120,910,667	36,192,426	3,649,471	153,453,622	$57,654	$3,326,875

See Notes to Financial Statements

American Funds Insurance Series	123

Financial statements

Statements of assets and liabilities at December 31, 2016

		Global
	Global	Small				New
	Growth	Capitalization	Growth		International	World
	Fund	Fund	Fund		Fund	Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$5,169,360	$3,863,341	$21,570,296		$7,435,346	$2,892,538
Affiliated issuers	—	18,922	—		—	—
Cash	148	436	121		108	801
Cash denominated in currencies other than U.S. dollars	— *	71	—	*	378	2,530
Unrealized appreciation on open forward currency contracts	359	1,434	—		598	85
Receivables for:
Sales of investments	5,253	2,835	—		261	4,119
Sales of fund’s shares	29,893	2,311	5,107		16,113	1,592
Dividends and interest	9,118	2,596	15,370		15,454	6,210
Closed forward currency contracts	—	—	—		—	—
Variation margin	—	—	—		—	—
Other	—	— *	—		6	169
	5,214,131	3,891,946	21,590,894		7,468,264	2,908,044
Liabilities:
Unrealized depreciation on open forward currency contracts	—	48	—		2,742	75
Payables for:
Purchases of investments	—	9,334	667		188	9,939
Repurchases of fund’s shares	3,542	2,212	30,007		4,273	1,520
Investment advisory services	2,323	2,310	6,064		3,161	1,734
Services provided by related parties	803	532	3,297		866	266
Trustees’ deferred compensation	60	40	500		218	24
Closed forward currency contracts	—	16	—		28	—
Variation margin	—	—	—		—	—
Non-U.S. taxes	431	104	181		1,420	304
Other	252	496	428		493	317
	7,411	15,092	41,144		13,389	14,179
Net assets at December 31, 2016	$5,206,720	$3,876,854	$21,549,750		$7,454,875	$2,893,865

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,957,288	$3,611,221	$13,139,482		$6,952,708	$2,773,962
(Distributions in excess of) undistributed net investment income	(4,119)	14,387	41,075		29,116	(14,553)
Undistributed (accumulated) net realized gain (loss)	174,084	32,077	2,076,079		113,335	(124,225)
Net unrealized appreciation (depreciation)	1,079,467	219,169	6,293,114		359,716	258,681
Net assets at December 31, 2016	$5,206,720	$3,876,854	$21,549,750		$7,454,875	$2,893,865

Investment securities, at cost:
Unaffiliated issuers	$4,089,609	$3,633,593	$15,277,145		$7,073,080	$2,633,833
Affiliated issuers	—	30,819	—		—	—
Cash denominated in currencies other than U.S. dollars, at cost	— *	71	—	*	378	2,528

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

124	American Funds Insurance Series

(dollars in thousands)

Blue Chip	Global		International
Income and	Growth	Growth-	Growth	Capital	Asset	Global		Global
Growth	and Income	Income	and Income	Income	Allocation	Balanced	Bond	Bond
Fund	Fund	Fund	Fund	Builder	Fund	Fund	Fund	Fund

$8,636,064	$1,988,864	$26,112,026	$1,098,471	$413,014	$21,083,426	$249,027	$11,110,878	$2,291,481
—	—	—	—	—	—	—	—	—
210	236	1,393	88	125	472	1,105	2,407	485
—	— *	468	435	74	— *	1,004	3,955	292
—	147	—	—	—	—	226	2,972	1,535

—	57	625	82	173	228,113	3,413	220,788	31,085
7,598	493	14,800	126	688	20,979	444	3,293	944
9,509	4,696	34,430	3,548	1,768	56,929	940	59,488	20,267
—	—	—	—	—	—	8	163	312
—	—	—	—	—	139	—	1,903	170
—	6	59	3	1	226	1	318	77
8,653,381	1,994,499	26,163,801	1,102,753	415,843	21,390,284	256,168	11,406,165	2,346,648

—	—	—	105	5	—	125	1,045	6,900

—	—	24,593	174	3,054	328,970	3,117	502,389	86,783
6,099	1,373	35,377	201	328	4,121	805	6,195	1,147
2,856	1,008	5,906	582	171	4,825	140	3,309	1,005
825	319	3,093	68	56	1,871	42	949	258
57	18	568	5	1	205	1	92	19
—	—	—	—	—	—	24	—	1,270
—	—	—	—	—	471	—	2,476	408
217	92	712	97	22	108	13	—	249
89	80	362	69	171	1,812	21	193	425
10,143	2,890	70,611	1,301	3,808	342,383	4,288	516,648	98,464
$8,643,238	$1,991,609	$26,093,190	$1,101,452	$412,035	$21,047,901	$251,880	$10,889,517	$2,248,184

$6,507,555	$1,723,385	$18,679,408	$1,161,044	$423,746	$16,534,443	$232,098	$10,811,913	$2,335,282
30,648	6,361	79,383	1,519	(948)	71,334	(1,060)	59,835	(5,646)
360,649	32,834	1,857,421	(9,999)	(6,984)	1,063,774	1,682	148,985	13,402
1,744,386	229,029	5,476,978	(51,112)	(3,779)	3,378,350	19,160	(131,216)	(94,854)
$8,643,238	$1,991,609	$26,093,190	$1,101,452	$412,035	$21,047,901	$251,880	$10,889,517	$2,248,184

$6,891,665	$1,759,894	$20,634,981	$1,149,377	$416,780	$17,701,594	$229,955	$11,251,113	$2,381,568
—	—	—	—	—	—	—	—	—
—	— *	468	435	74	— *	1,004	4,131	290

American Funds Insurance Series	125

Statements of assets and liabilities at December 31, 2016

			Ultra-Short	U.S.
	High-		Bond Fund	Government/	Managed
	Income		(formerly Cash	AAA-Rated	Risk
	Bond	Mortgage	Management	Securities	Growth
	Fund	Fund	Fund)	Fund	Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,755,246	$389,780	$350,379	$3,141,152	$11,380
Affiliated issuers	—	—	—	—	189,882
Cash	218	463	96	2,636	—
Cash denominated in currencies other than U.S. dollars	— *	—	—	—	—
Receivables for:
Sales of investments	5,640	— *	—	131,531	—
Sales of fund’s shares	108	45	1,256	510	640
Dividends and interest	27,509	978	—	13,221	4
Deposits at brokers for futures contracts	—	—	—	—	—
Variation margin	17	363	—	3,578	—
Other	218	2	—	24	—
	1,788,956	391,631	351,731	3,292,652	201,906
Liabilities:
Payables for:
Purchases of investments	5,172	50,010	—	247,187	588
Repurchases of fund’s shares	1,013	605	521	2,077	8
Investment advisory services	699	121	96	868	17
Services provided by related parties	190	18	70	358	164
Trustees’ deferred compensation	53	2	20	59	1
Variation margin	62	464	—	4,338	—
Non-U.S. taxes	7	—	—	—	—
Bank overdraft	—	—	—	—	—
Other	119	6	8	41	— *
	7,315	51,226	715	254,928	778
Net assets at December 31, 2016	$1,781,641	$340,405	$351,016	$3,037,724	$201,128

Net assets consist of:
Capital paid in on shares of beneficial interest	$2,000,044	$336,896	$351,013	$3,050,374	$209,168
(Distributions in excess of) undistributed net investment income	17,830	1,033	(20)	7,697	729
Undistributed (accumulated) net realized gain (loss)	(235,530)	2,492	—	(10,370)	(2,525)
Net unrealized appreciation (depreciation)	(703)	(16)	23	(9,977)	(6,244)
Net assets at December 31, 2016	$1,781,641	$340,405	$351,016	$3,037,724	$201,128

Investment securities, at cost:
Unaffiliated issuers	$1,757,017	$390,136	$350,356	$3,154,741	$11,380
Affiliated issuers	—	—	—	—	196,126
Cash denominated in currencies other than U.S. dollars, at cost	— *	—	—	—	—

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

126	American Funds Insurance Series

		(dollars in thousands)

	Managed	Managed	Managed
Managed	Risk Blue	Risk	Risk
Risk	Chip Income	Growth-	Asset
International	and Growth	Income	Allocation
Fund	Fund	Fund	Fund

$5,579	$16,709	$9,217	$235,163
90,523	274,601	151,683	3,326,875
—	—	—	—
—	—	—	—

34	—	228	—
199	2,041	201	10,244
2	5	3	71
1,660	—	—	—
73	—	—	—
—	—	—	—
98,070	293,356	161,332	3,572,353

185	1,885	175	9,385
37	15	257	153
8	24	14	299
81	216	129	2,628
— *	— *	1	9
80	—	—	—
—	—	—	—
74	—	—	—
— *	— *	— *	899
465	2,140	576	13,373
$97,605	$291,216	$160,756	$3,558,980

$111,364	$283,246	$165,056	$3,479,792
891	4,274	1,865	31,585
(4,906)	3,989	4,133	38,581
(9,744)	(293)	(10,298)	9,022
$97,605	$291,216	$160,756	$3,558,980

$5,579	$16,709	$9,217	$235,163
100,249	274,894	161,981	3,317,853
—	—	—	—

American Funds Insurance Series	127

Statements of assets and liabilities at December 31, 2016

			Global
		Global	Small			New
		Growth	Capitalization	Growth	International	World
		Fund	Fund	Fund	Fund	Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 1:	Net assets	$1,629,975	$1,531,680	$6,930,442	$3,652,037	$1,743,300
	Shares outstanding	67,767	75,667	102,989	217,185	88,416
	Net asset value per share	$24.05	$20.24	$67.29	$16.82	$19.72
Class 2:	Net assets	$3,482,847	$2,302,616	$13,978,145	$3,710,540	$910,546
	Shares outstanding	146,026	116,762	208,876	221,429	46,592
	Net asset value per share	$23.85	$19.72	$66.92	$16.76	$19.54
Class 3:	Net assets			$183,298	$26,707
	Shares outstanding			2,709	1,585
	Net asset value per share			$67.67	$16.85
Class 4:	Net assets	$93,898	$42,558	$457,865	$65,591	$240,019
	Shares outstanding	3,944	2,137	6,894	3,941	12,305
	Net asset value per share	$23.81	$19.91	$66.41	$16.64	$19.51

				Ultra-Short	U.S.
		High-		Bond Fund	Government/	Managed
		Income		(formerly Cash	AAA-Rated	Risk
		Bond	Mortgage	Management	Securities	Growth
		Fund	Fund	Fund)	Fund	Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 1:	Net assets	$949,274	$269,031	$37,506	$1,466,944
	Shares outstanding	93,222	25,479	3,329	121,775
	Net asset value per share	$10.18	$10.56	$11.27	$12.05
Class 2:	Net assets	$799,193	$62,714	$296,735	$1,503,068
	Shares outstanding	79,640	5,951	26,999	126,000
	Net asset value per share	$10.04	$10.54	$10.99	$11.93
Class 3:	Net assets	$12,742		$3,945	$10,495
	Shares outstanding	1,247		355	869
	Net asset value per share	$10.22		$11.10	$12.07
Class 4:	Net assets	$20,432	$8,660	$12,830	$57,217
	Shares outstanding	1,894	826	1,153	4,785
	Net asset value per share	$10.79	$10.48	$11.12	$11.96
Class P1:	Net assets					$784
	Shares outstanding					73
	Net asset value per share					$10.71
Class P2:	Net assets					$200,344
	Shares outstanding					18,823
	Net asset value per share					$10.64

* Amount less than one thousand.

See Notes to Financial Statements

128	American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Blue Chip	Global		International
Income and	Growth	Growth-	Growth	Capital	Asset	Global		Global
Growth	and Income	Income	and Income	Income	Allocation	Balanced	Bond	Bond
Fund	Fund	Fund	Fund	Builder	Fund	Fund	Fund	Fund

$5,099,124	$571,339	$12,587,658	$820,610	$155,544	$13,007,897	$63,634	$6,828,444	$1,114,701
376,863	43,875	283,468	56,689	16,434	599,994	5,743	632,098	99,387
$13.53	$13.02	$44.41	$14.48	$9.46	$21.68	$11.08	$10.80	$11.22
$3,412,241	$1,404,638	$12,854,279	$243,769	$141	$5,143,465	$178,598	$3,959,124	$1,121,458
254,780	108,046	292,148	16,891	15	239,350	16,145	370,891	100,685
$13.39	$13.00	$44.00	$14.43	$9.46	$21.49	$11.06	$10.67	$11.14
		$155,909			$35,209
		3,506			1,623
		$44.47			$21.70
$131,873	$15,632	$495,344	$37,073	$256,350	$2,861,330	$9,648	$101,949	$12,025
9,852	1,213	11,329	2,578	27,130	133,547	877	9,531	1,085
$13.39	$12.89	$43.73	$14.38	$9.45	$21.43	$11.00	$10.70	$11.08

	Managed	Managed	Managed
Managed	Risk Blue	Risk	Risk
Risk	Chip Income	Growth-	Asset
International	and Growth	Income	Allocation
Fund	Fund	Fund	Fund

$137	$262	$1,211	$1,216,562
15	22	109	101,236
$8.89	$11.67	$11.07	$12.02
$97,468	$290,954	$159,545	$2,342,418
11,033	25,070	14,472	195,004
$8.83	$11.61	$11.02	$12.01

American Funds Insurance Series	129

Statements of operations for the year ended December 31, 2016

		Global
	Global	Small			New
	Growth	Capitalization	Growth	International	World
	Fund	Fund	Fund	Fund	Fund
Investment income:
Income (net of non-U.S. taxes)*:
Dividends	$80,406	$44,724	$286,485	$148,661	$42,901
Interest	1,613	6,661	4,303	9,211	12,672
	82,019	51,385	290,788	157,872	55,573
Fees and expenses*:
Investment advisory services	27,627	27,553	69,570	37,240	19,733
Distribution services	9,152	5,964	35,822	9,747	2,837
Insurance administrative services	221	92	1,025	138	515
Transfer agent services	1	1	2	1	— †
Administrative services	524	394	2,109	742	274
Reports to shareholders	255	155	1,066	350	126
Registration statement and prospectus	66	69	261	45	55
Trustees’ compensation	44	33	176	62	23
Auditing and legal	169	108	334	262	135
Custodian	637	736	429	1,394	992
Other	70	73	24	278	33
Total fees and expenses before waivers/reimbursements	38,766	35,178	110,818	50,259	24,723
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	—	—	—
Miscellaneous fee reimbursements	—	—	—	—	—
Total waivers/reimbursements of fees and expenses	—	—	—	—	—
Total fees and expenses after waivers/reimbursements	38,766	35,178	110,818	50,259	24,723
Net investment income (loss)	43,253	16,207	179,970	107,613	30,850
Net realized gain (loss) and unrealized (depreciation) appreciation:
Net realized gain (loss) on*:
Investments	185,600	(38,030)	2,253,965	143,817	(48,451)
Forward currency contracts	(3,161)	11,683	—	32,800	45
Interest rate swaps	—	—	—	—	—
Futures contracts	—	—	—	—	—
Currency transactions	321	(79)	(1,920)	(2,407)	(856)
	182,760	(26,426)	2,252,045	174,210	(49,262)
Net unrealized (depreciation) appreciation on:
Investments	(193,257)	93,008	(489,486)	2,775	165,377
Forward currency contracts	949	885	—	(2,561)	(19)
Interest rate swaps	—	—	—	—	—
Futures contracts	—	—	—	—	—
Currency translations	(130)	—	7	272	52
	(192,438)	93,893	(489,479)	486	165,410
Net realized gain (loss) and unrealized (depreciation) appreciation	(9,678)	67,467	1,762,566	174,696	116,148
Net increase (decrease) in net assets resulting from operations	$33,575	$83,674	$1,942,536	$282,309	$146,998

See end of statements of operations for footnotes.

See Notes to Financial Statements

130	American Funds Insurance Series

(dollars in thousands)

Blue Chip	Global		International
Income and	Growth	Growth-	Growth	Capital	Asset	Global		Global
Growth	and Income	Income	and Income	Income	Allocation	Balanced	Bond	Bond
Fund	Fund	Fund	Fund	Builder	Fund	Fund	Fund	Fund

$211,604	$50,054	$494,536	$35,368	$12,014	$274,462	$3,924	$161	$—
2,151	3,376	16,544	2,949	1,023	164,369	1,936	239,135	65,465
213,755	53,430	511,080	38,317	13,037	438,831	5,860	239,296	65,465

29,973	11,266	65,902	6,709	1,662	53,053	1,577	37,996	12,265
8,414	3,584	32,873	709	533	18,937	454	10,454	2,986
186	25	1,098	86	532	6,393	13	212	25
1	— †	3	— †	— †	2	— †	1	— †
760	188	2,457	106	33	1,937	24	1,047	231
225	49	1,213	18	5	837	4	399	57
104	11	212	16	20	376	3	65	15
61	15	201	9	2	157	2	84	19
185	78	582	56	47	140	56	61	49
158	248	299	244	28	205	26	200	545
6	22	29	7	4	46	34	78	65
40,073	15,486	104,869	7,960	2,866	82,083	2,193	50,597	16,257

—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
40,073	15,486	104,869	7,960	2,866	82,083	2,193	50,597	16,257
173,682	37,944	406,211	30,357	10,171	356,748	3,667	188,699	49,208

340,692	63,337	1,873,680	(12,095)	(4,992)	1,075,602	1,203	156,231	(8,488)
—	194	1,927	696	—	—	361	(2,049)	4,304
—	—	—	—	—	(3,196)	—	20,219	(4,868)
—	—	—	—	—	—	—	(12,436)	—
(282)	(379)	(4,989)	(369)	(82)	(310)	(46)	1,254	(2,496)
340,410	63,152	1,870,618	(11,768)	(5,074)	1,072,096	1,518	163,219	(11,548)

803,945	35,981	478,428	(431)	5,127	359,383	5,179	(60,801)	32,416
—	89	—	(105)	(5)	—	37	2,959	(8,031)
—	—	—	—	—	1,123	—	6,624	1,057
—	—	—	—	—	242	—	(1,108)	—
(2)	18	6	2	(2)	(24)	3	(153)	(152)
803,943	36,088	478,434	(534)	5,120	360,724	5,219	(52,479)	25,290

1,144,353	99,240	2,349,052	(12,302)	46	1,432,820	6,737	110,740	13,742
$1,318,035	$137,184	$2,755,263	$18,055	$10,217	$1,789,568	$10,404	$299,439	$62,950

American Funds Insurance Series	131

Statements of operations for the year ended December 31, 2016

			Ultra-Short	U.S.
	High-		Bond Fund	Government/	Managed
	Income		(formerly Cash	AAA-Rated	Risk
	Bond	Mortgage	Management	Securities	Growth
	Fund	Fund	Fund)	Fund	Fund
Investment income:
Income (net of non-U.S. taxes)*:
Dividends	$607	$—	$—	$—	$1,785
Interest	116,332	6,416	1,670	51,238	23
	116,939	6,416	1,670	51,238	1,808
Fees and expenses*:
Investment advisory services	8,166	1,456	1,165	10,395	257
Distribution services	2,010	187	812	4,076	427
Insurance administrative services	30	28	32	161	428
Transfer agent services	— †	— †	— †	— †	— †
Administrative services	176	35	36	308	—
Accounting and administrative services	—	—	—	—	55
Reports to shareholders	52	5	11	87	3
Registration statement and prospectus	19	3	4	19	8
Trustees’ compensation	14	3	3	25	1
Auditing and legal	56	41	40	45	14
Custodian	16	22	1	34	12
Other	58	46	18	60	146
Total fees and expenses before waivers/reimbursements	10,597	1,826	2,122	15,210	1,351
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	—	—	86
Miscellaneous fee reimbursements	—	—	—	—	188
Total waivers/reimbursements of fees and expenses	—	—	—	—	274
Total fees and expenses after waivers/reimbursements	10,597	1,826	2,122	15,210	1,077
Net investment income (loss)	106,342	4,590	(452)	36,028	731
Net realized gain (loss) and unrealized (depreciation) appreciation:
Net realized gain (loss) on*:
Investments	(80,866)	2,391	—	33,398	(4,648)
Forward currency contracts	21	—	—	—	—
Interest rate swaps	(584)	3,138	—	11,038	—
Credit default swaps	(1,060)	—	—	—	—
Futures contracts	—	(563)	—	(35,065)	(9,811)
Currency transactions	(125)	—	—	—	— †
Capital gain distributions received	—	—	—	—	13,899
	(82,614)	4,966	—	9,371	(560)
Net unrealized (depreciation) appreciation on:
Investments	261,670	(506)	(3)	(8,103)	6,077
Forward currency contracts	(37)	—	—	—	—
Interest rate swaps	701	(499)	—	8,800	—
Credit default swaps	(62)	—	—	—	—
Futures contracts	—	(317)	—	(6,415)	43
Currency translations	108	—	—	—	—
	262,380	(1,322)	(3)	(5,718)	6,120
Net realized gain (loss) and unrealized (depreciation) appreciation	179,766	3,644	(3)	3,653	5,560
Net increase (decrease) in net assets resulting from operations	$286,108	$8,234	$(455)	$39,681	$6,291

*	Additional information related to non-U.S. taxes, affiliated transactions and class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

132	American Funds Insurance Series

	(dollars in thousands)

	Managed	Managed	Managed
Managed	Risk Blue	Risk	Risk
Risk	Chip Income	Growth-	Asset
International	and Growth	Income	Allocation
Fund	Fund	Fund	Fund

$1,447	$5,221	$2,411	$57,654
9	28	20	483
1,456	5,249	2,431	58,137

136	295	207	4,606
227	490	343	5,262
227	491	346	7,676
— †	— †	— †	— †
—	—	—	—
53	55	54	120
2	3	3	60
6	7	7	98
1	1	1	24
14	15	14	19
12	12	12	12
39	182	103	588
717	1,551	1,090	18,465

45	98	69	1,535
100	216	152	—
145	314	221	1,535
572	1,237	869	16,930
884	4,012	1,562	41,207

(5,472)	(1,377)	(3,198)	2,977
—	—	—	—
—	—	—	—
—	—	—	—
(6,207)	(6,776)	(5,778)	(34,336)
10	(1)	3	30
7,236	13,693	14,043	68,888
(4,433)	5,539	5,070	37,559

923	14,958	2,312	146,790
—	—	—	—
—	—	—	—
—	—	—	—
148	71	126	1,526
—	—	—	—
1,071	15,029	2,438	148,316

(3,362)	20,568	7,508	185,875
$(2,478)	$24,580	$9,070	$227,082

American Funds Insurance Series	133

Statements of changes in net assets

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$43,253	$41,258	$16,207	$(387)	$179,970	$156,971
Net realized gain (loss)	182,760	454,855	(26,426)	817,379	2,252,045	1,899,173
Net unrealized (depreciation) appreciation	(192,438)	(109,786)	93,893	(798,992)	(489,479)	(519,610)
Net increase (decrease) in net assets resulting from operations	33,575	386,327	83,674	18,000	1,942,536	1,536,534
Dividends and distributions paid to shareholders:
Dividends from net investment income	(51,522)	(61,500)	(13,487)	—	(177,667)	(151,371)
Distributions from net realized gain on investments	(443,911)	(539,532)	(724,863)	(331,551)	(1,900,853)	(4,626,506)
Total dividends and distributions paid to shareholders	(495,433)	(601,032)	(738,350)	(331,551)	(2,078,520)	(4,777,877)
Net capital share transactions	134,946	179,492	300,027	384,510	(111,950)	2,276,062
Total (decrease) increase in net assets	(326,912)	(35,213)	(354,649)	70,959	(247,934)	(965,281)
Net assets:
Beginning of period	5,533,632	5,568,845	4,231,503	4,160,544	21,797,684	22,762,965
End of period	$5,206,720	$5,533,632	$3,876,854	$4,231,503	$21,549,750	$21,797,684
(Distributions in excess of) undistributed net investment income	$(4,119)	$(256)	$14,387	$(6,905)	$41,075	$29,862

	International Growth and Income Fund		Capital Income Builder		Asset Allocation Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$30,357	$26,405	$10,171	$3,949	$356,748	$317,583
Net realized gain (loss)	(11,768)	7,489	(5,074)	(1,225)	1,072,096	471,975
Net unrealized (depreciation) appreciation	(534)	(92,050)	5,120	(7,839)	360,724	(523,714)
Net increase (decrease) in net assets resulting from operations	18,055	(58,156)	10,217	(5,115)	1,789,568	265,844
Dividends and distributions paid to shareholders:
Dividends from net investment income	(30,394)	(24,236)	(11,031)	(4,288)	(347,205)	(334,403)
Distributions from net realized gain on investments	(4,687)	(21,506)	—	—	(465,866)	(1,266,708)
Total dividends and distributions paid to shareholders	(35,081)	(45,742)	(11,031)	(4,288)	(813,071)	(1,601,111)
Net capital share transactions	125,599	88,567	175,844	171,242	1,700,837	2,142,966
Total (decrease) increase in net assets	108,573	(15,331)	175,030	161,839	2,677,334	807,699
Net assets:
Beginning of period	992,879	1,008,210	237,005	75,166	18,370,567	17,562,868
End of period	$1,101,452	$992,879	$412,035	$237,005	$21,047,901	$18,370,567
(Distributions in excess of) undistributed net investment income	$1,519	$1,042	$(948)	$(292)	$71,334	$56,335

134	American Funds Insurance Series

(dollars in thousands)

International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

$ 107,613	$101,049	$30,850	$21,693	$173,682	$150,411	$37,944	$32,504	$406,211	$362,367
174,210	671,574	(49,262)	(83,494)	340,410	617,232	63,152	62,422	1,870,618	2,678,192
486	(1,114,934)	165,410	(22,006)	803,943	(966,960)	36,088	(115,761)	478,434	(2,629,717)

282,309	(342,311)	146,998	(83,807)	1,318,035	(199,317)	137,184	(20,835)	2,755,263	410,842

(112,086)	(129,375)	(26,290)	(19,569)	(170,997)	(147,049)	(36,671)	(36,339)	(395,167)	(352,790)
(637,485)	(446,067)	—	(149,097)	(595,206)	(712,444)	—	—	(2,694,334)	(3,606,146)
(749,571)	(575,442)	(26,290)	(168,666)	(766,203)	(859,493)	(36,671)	(36,339)	(3,089,501)	(3,958,936)
439,487	688,549	79,376	364,776	1,193,132	684,200	114,314	(52,395)	2,214,035	2,397,939
(27,775)	(229,204)	200,084	112,303	1,744,964	(374,610)	214,827	(109,569)	1,879,797	(1,150,155)

7,482,650	7,711,854	2,693,781	2,581,478	6,898,274	7,272,884	1,776,782	1,886,351	24,213,393	25,363,548
$7,454,875	$7,482,650	$2,893,865	$2,693,781	$8,643,238	$6,898,274	$1,991,609	$1,776,782	$26,093,190	$24,213,393

$29,116	$(19,278)	$(14,553)	$(18,827)	$30,648	$28,224	$6,361	$5,495	$79,383	$74,007

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

$ 3,667	$3,604	$188,699	$180,900	$49,208	$54,947	$106,342	$116,865	$4,590	$2,886
1,518	201	163,219	66,981	(11,548)	(73,021)	(82,614)	(76,908)	4,966	5,622
5,219	(5,965)	(52,479)	(215,539)	25,290	(80,680)	262,380	(174,986)	(1,322)	(1,739)

10,404	(2,160)	299,439	32,342	62,950	(98,754)	286,108	(135,029)	8,234	6,769

(3,285)	(2,403)	(197,417)	(182,773)	(15,576)	(1,846)	(106,140)	(114,287)	(6,310)	(5,398)
—	(2,968)	(35,948)	(192,440)	(4,207)	(69,034)	—	—	(3,532)	(4,268)
(3,285)	(5,371)	(233,365)	(375,213)	(19,783)	(70,880)	(106,140)	(114,287)	(9,842)	(9,666)
25,497	11,046	898,544	697,150	(40,534)	(169,118)	(193,559)	82,072	(117)	219
32,616	3,515	964,618	354,279	2,633	(338,752)	(13,591)	(167,244)	(1,725)	(2,678)

219,264	215,749	9,924,899	9,570,620	2,245,551	2,584,303	1,795,232	1,962,476	342,130	344,808
$251,880	$219,264	$10,889,517	$9,924,899	$2,248,184	$2,245,551	$1,781,641	$1,795,232	$340,405	$342,130

$(1,060)	$(1,170)	$59,835	$61,376	$(5,646)	$(13,116)	$17,830	$18,573	$1,033	$804

American Funds Insurance Series	135

Statements of changes in net assets

	Ultra-Short Bond Fund (formerly Cash Management Fund)		U.S. Government/ AAA-Rated Securities Fund		Managed Risk Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(452)	$(1,713)	$36,028	$29,322	$731	$351
Net realized gain (loss)	—	1	9,371	73,799	(560)	13,382
Net unrealized (depreciation) appreciation	(3)	10	(5,718)	(45,379)	6,120	(13,947)
Net increase (decrease) in net assets resulting from operations	(455)	(1,702)	39,681	57,742	6,291	(214)
Dividends and distributions paid to shareholders:
Dividends from net investment income	—	—	(46,049)	(48,582)	(330)	—
Distributions from net realized gain on investments	—	—	(60,973)	(27,147)	(15,012)	—
Total dividends and distributions paid to shareholders	—	—	(107,022)	(75,729)	(15,342)	—
Net capital share transactions	(11,965)	(29,927)	43,179	(393,940)	64,347	66,782
Total (decrease) increase in net assets	(12,420)	(31,629)	(24,162)	(411,927)	55,296	66,568
Net assets:
Beginning of period	363,436	395,065	3,061,886	3,473,813	145,832	79,264
End of period	$351,016	$363,436	$3,037,724	$3,061,886	$201,128	$145,832
(Distributions in excess of) undistributed net investment income	$(20)	$(23)	$7,697	$7,412	$729	$328

See Notes to Financial Statements

136	American Funds Insurance Series

						(dollars in thousands)

Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2016	2015	2016	2015	2016	2015	2016	2015

$884	$904	$4,012	$1,959	$1,562	$1,056	$41,207	$31,209
(4,433)	1,838	5,539	7,704	5,070	8,928	37,559	111,792
1,071	(9,188)	15,029	(19,476)	2,438	(14,317)	148,316	(170,931)

(2,478)	(6,446)	24,580	(9,813)	9,070	(4,333)	227,082	(27,930)

(843)	(14)	(3,375)	(530)	(1,707)	(67)	(44,188)	(38,084)
(2,185)	—	(5,923)	—	(8,465)	—	(93,578)	(48,390)
(3,028)	(14)	(9,298)	(530)	(10,172)	(67)	(137,766)	(86,474)
19,951	43,513	138,529	49,641	39,189	51,303	804,645	722,454
14,445	37,053	153,811	39,298	38,087	46,903	893,961	608,050

83,160	46,107	137,405	98,107	122,669	75,766	2,665,019	2,056,969
$97,605	$83,160	$291,216	$137,405	$160,756	$122,669	$3,558,980	$2,665,019

$891	$839	$4,274	$2,223	$1,865	$1,328	$31,585	$34,133

American Funds Insurance Series	137

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 28 different funds (the “funds”). Twenty-three funds in the series are covered in this report. The other five funds in the series are covered in a separate report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily short positions on exchange-traded futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the series reserves the right to delay the implementation.

The investment objectives for each fund covered in this report are as follows:

Global Growth Fund — Seeks to provide long-term growth of capital.

Global Small Capitalization Fund — Seeks to provide long-term growth of capital.

Growth Fund — Seeks to provide growth of capital.

International Fund — Seeks to provide long-term growth of capital.

New World Fund — Seeks long-term capital appreciation.

Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Global Growth and Income Fund — Seeks to provide long-term growth of capital while providing current income.

Growth-Income Fund — Seeks to achieve long-term growth of capital and income.

International Growth and Income Fund — Seeks to provide long-term growth of capital while providing current income.

Capital Income Builder — Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. Secondarily, seeks to provide growth of capital.

Asset Allocation Fund — Seeks to provide high total return consistent with preservation of capital over the long term.

Global Balanced Fund — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Bond Fund — Seeks to provide as high a level of current income as is consistent with the preservation of capital.

Global Bond Fund — Seeks to provide, over the long term, a high level of total return consistent with prudent investment management.

High-Income Bond Fund — Seeks to provide a high level of current income and, secondarily, capital appreciation.

Mortgage Fund — Seeks to provide current income and preservation of capital.

138	American Funds Insurance Series

Ultra-Short Bond Fund — On May 1, 2016, the fund changed its name from Cash Management Fund to Ultra-Short Bond Fund in accordance with a resolution approved by shareholders on December 4, 2015, to convert the fund to an ultra-short-term bond fund. The fund seeks to provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government/AAA-Rated Securities Fund — Seeks to provide a high level of current income consistent with preservation of capital.

Managed Risk Growth Fund — Seeks to provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — Seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — Seeks to provide high total return consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either three or four share classes (Classes 1, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

American Funds Insurance Series	139

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

140	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Government Cash Management Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency, and pay frequency. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

American Funds Insurance Series	141

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2016 (dollars in thousands):

Global Growth Fund

	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Information technology	$735,002	$603,266		$—	$1,338,268
Consumer discretionary	782,920	314,186		—	1,097,106
Health care	400,890	340,275		—	741,165
Financials	162,642	336,154		—	498,796
Consumer staples	39,584	292,852		—	332,436
Industrials	77,442	212,901		—	290,343
Energy	125,366	88,783		—	214,149
Telecommunication services	—	90,340		—	90,340
Materials	37,406	39,707		—	77,113
Miscellaneous	85,826	150,867		—	236,693
Bonds, notes & other debt instruments	—	2,002		—	2,002
Short-term securities	—	250,949		—	250,949
Total	$2,447,078	$2,722,282		$—	$5,169,360

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$359	$—	$359

*	Securities with a value of $2,469,332,000, which represented 47.43% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Global Small Capitalization Fund

	Investment securities
	Level 1	Level 2	*	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$341,660	$409,268		$—	$750,928
Information technology	358,077	254,236		—	612,313
Health care	485,718	74,463		—	560,181
Financials	181,103	139,074		—	320,177
Energy	229,547	61,390		8,824	299,761
Industrials	108,231	176,542		—	284,773
Materials	123,506	110,138		—	233,644
Consumer staples	35,272	149,803		—	185,075
Utilities	—	89,923		—	89,923
Other	—	66,766		—	66,766
Miscellaneous	113,963	71,943		—	185,906
Rights & warrants	270	—		—	270
Bonds, notes & other debt instruments	—	7,068		—	7,068
Short-term securities	—	285,478		—	285,478
Total	$1,977,347	$1,896,092		$8,824	$3,882,263

142	American Funds Insurance Series

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,434	$—	$1,434
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(48)	—	(48)
Total	$—	$1,386	$—	$1,386

*	Securities with a value of $1,600,921,000, which represented 41.29% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Growth Fund

	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Information technology	$4,843,980	$787,692		$—	$5,631,672
Consumer discretionary	4,533,889	37,112		—	4,571,001
Health care	2,832,091	8,800		—	2,840,891
Energy	2,315,176	24,106		—	2,339,282
Financials	1,930,884	137,542		—	2,068,426
Industrials	1,048,528	189,312		—	1,237,840
Consumer staples	873,699	121,563		—	995,262
Telecommunication services	240,332	—		—	240,332
Other	272,832	—		—	272,832
Miscellaneous	120,697	59,505		—	180,202
Convertible stocks	—	—		13,104	13,104
Convertible bonds	—	4,481		—	4,481
Short-term securities	—	1,174,971		—	1,174,971
Total	$19,012,108	$2,545,084		$13,104	$21,570,296

*	Securities with a value of $1,356,994,000, which represented 6.30% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

International Fund

	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Financials	$30,515	$1,108,433		$—	$1,138,948
Information technology	174,052	777,321		—	951,373
Consumer discretionary	53,303	894,197		—	947,500
Health care	68,047	639,236		—	707,283
Materials	148,837	495,491		—	644,328
Industrials	20,290	593,810		—	614,100
Consumer staples	—	561,750		—	561,750
Utilities	—	387,742		—	387,742
Energy	106,099	259,850		—	365,949
Telecommunication services	—	253,349		—	253,349
Real estate	—	162,942		—	162,942
Miscellaneous	10,190	62,975		—	73,165
Bonds, notes & other debt instruments	—	77,469		—	77,469
Short-term securities	—	549,448		—	549,448
Total	$611,333	$6,824,013		$—	$7,435,346

See next page for footnote.

American Funds Insurance Series	143

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$598	$—	$598
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(2,742)	—	(2,742)
Total	$—	$(2,144)	$—	$(2,144)

*	Securities with a value of $6,024,446,000, which represented 80.81% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

New World Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$197,390	$219,987	$—	$417,377
Financials	120,700	260,447	—	381,147
Consumer discretionary	150,569	214,907	—	365,476
Energy	69,386	207,335	—	276,721
Health care	112,331	87,744	—	200,075
Consumer staples	30,624	144,465	—	175,089
Materials	72,311	98,928	665	171,904
Industrials	38,010	115,291	—	153,301
Telecommunication services	3,322	55,991	—	59,313
Real estate	30,290	—	27	30,317
Utilities	—	27,439	—	27,439
Miscellaneous	89,339	55,126	—	144,465
Rights & warrants	—	34,283	—	34,283
Bonds, notes & other debt instruments	—	139,001	—	139,001
Short-term securities	—	316,630	—	316,630
Total	$914,272	$1,977,574	$692	$2,892,538

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$85	$—	$85
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(75)	—	(75)
Total	$—	$10	$—	$10

*	Securities with a value of $1,458,989,000, which represented 50.42% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

144	American Funds Insurance Series

Blue Chip Income and Growth Fund

	Investment securities
	Level 1	Level 2		Level 3	Total
Assets:
Common stocks:
Information technology	$1,220,769	$—		$—	$1,220,769
Health care	1,156,906	—		—	1,156,906
Energy	1,059,652	—		—	1,059,652
Financials	958,932	—		—	958,932
Industrials	846,559	—		—	846,559
Consumer staples	828,457	—		—	828,457
Telecommunication services	509,393	—		—	509,393
Materials	423,645	—		—	423,645
Consumer discretionary	416,052	—		—	416,052
Utilities	145,652	—		—	145,652
Real estate	34,708	—		—	34,708
Miscellaneous	408,090	—		—	408,090
Short-term securities	—	627,249		—	627,249
Total	$8,008,815	$627,249		$—	$8,636,064

Global Growth and Income Fund
	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Information technology	$169,873	$175,573		$—	$345,446
Financials	165,069	113,576		—	278,645
Consumer discretionary	66,696	130,076		—	196,772
Industrials	106,156	77,698		—	183,854
Energy	130,781	38,007		—	168,788
Health care	125,010	24,737		—	149,747
Consumer staples	62,181	80,426		—	142,607
Materials	50,344	54,860		—	105,204
Utilities	40,432	42,770		—	83,202
Real estate	42,784	21,595		—	64,379
Telecommunication services	—	15,407		—	15,407
Miscellaneous	37,620	53,742		—	91,362
Preferred securities	486	—		—	486
Bonds, notes & other debt instruments	—	47,802		—	47,802
Short-term securities	—	115,163		—	115,163
Total	$997,432	$991,432		$—	$1,988,864

	Other investments†
	Level 1	Level 2		Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$147		$—	$147

*	Securities with a value of $828,467,000, which represented 41.60% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

American Funds Insurance Series	145

Growth-Income Fund

	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Information technology	$3,887,099	$20,931		$—	$3,908,030
Health care	3,707,953	117,244		—	3,825,197
Consumer discretionary	3,257,918	255,746		—	3,513,664
Financials	2,629,172	193,433		—	2,822,605
Industrials	1,970,823	135,575		—	2,106,398
Energy	1,778,829	298,880		—	2,077,709
Consumer staples	1,576,405	173,033		—	1,749,438
Materials	1,339,979	140,850		—	1,480,829
Other	1,260,053	6,419		—	1,266,472
Miscellaneous	1,026,544	112,088		—	1,138,632
Convertible stocks	5,157	7,340		—	12,497
Convertible bonds	—	123,679		—	123,679
Bonds, notes & other debt instruments	—	69,790		—	69,790
Short-term securities	—	2,017,086		—	2,017,086
Total	$22,439,932	$3,672,094		$—	$26,112,026

*	Securities with a value of $1,368,521,000, which represented 5.24% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

International Growth and Income Fund

	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Financials	$16,506	$154,959		$—	$171,465
Consumer staples	38,453	105,589		—	144,042
Consumer discretionary	—	116,239		—	116,239
Utilities	—	110,609		—	110,609
Energy	23,904	68,007		—	91,911
Industrials	—	85,200		—	85,200
Health care	18,683	48,502		—	67,185
Real estate	7,985	56,049		—	64,034
Information technology	12,071	34,849		—	46,920
Telecommunication services	5,412	38,960		—	44,372
Materials	5,610	16,889		—	22,499
Miscellaneous	—	9,787		—	9,787
Convertible bonds	—	253		—	253
Bonds, notes & other debt instruments	—	37,588		—	37,588
Short-term securities	—	86,367		—	86,367
Total	$128,624	$969,847		$—	$1,098,471

	Other investments†
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(105)	$—	$(105)

*	Securities with a value of $831,834,000, which represented 75.52% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

146	American Funds Insurance Series

Capital Income Builder

	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Consumer staples	$39,025	$18,910		$—	$57,935
Financials	20,514	33,240		—	53,754
Energy	36,015	6,727		—	42,742
Telecommunication services	16,244	25,280		—	41,524
Information technology	15,996	11,194		—	27,190
Utilities	5,098	20,055		—	25,153
Health care	10,372	11,944		—	22,316
Consumer discretionary	5,105	12,287		—	17,392
Real estate	13,216	4,040		—	17,256
Industrials	2,439	10,439		—	12,878
Materials	—	5,129		—	5,129
Miscellaneous	—	2,019		—	2,019
Convertible stocks	4,305	—		—	4,305
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	22,870		—	22,870
Mortgage-backed obligations	—	17,056		—	17,056
Corporate bonds & notes	—	11,089		—	11,089
Asset-backed obligations	—	7,517		—	7,517
Short-term securities	—	24,889		—	24,889
Total	$168,329	$244,685		$—	$413,014

	Other investments†
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(5)	$—	$(5)

*	Securities with a value of $161,264,000, which represented 39.14% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Asset Allocation Fund

	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Information technology	$3,834,977	$139,091		$1,864	$3,975,932
Health care	1,841,988	30,942		1,484	1,874,414
Consumer discretionary	1,573,173	80,843		—	1,654,016
Financials	1,606,632	11,179		—	1,617,811
Energy	1,260,185	—		—	1,260,185
Consumer staples	782,224	181,277		—	963,501
Materials	959,087	3,635		—	962,722
Industrials	911,271	40,491		1	951,763
Telecommunication services	231,625	—		—	231,625
Other	208,091	—		—	208,091
Miscellaneous	48,063	—		—	48,063
Convertible stocks	—	3,693		4,800	8,493
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	2,563,903		—	2,563,903
Corporate bonds & notes	—	1,979,326		12,692	1,992,018
Mortgage-backed obligations	—	915,602		—	915,602
Federal agency bonds & notes	—	52,295		—	52,295
Other	—	122,701		—	122,701
Short-term securities	—	1,680,291		—	1,680,291
Total	$13,257,316	$7,805,269		$20,841	$21,083,426

See next page for footnote.

American Funds Insurance Series	147

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$2,799	$—	$2,799
Unrealized appreciation on futures contracts	242	—	—	242
Liabilities:
Unrealized depreciation on interest rate swaps	—	(6,429)	—	(6,429)
Total	$242	$(3,630)	$—	$(3,388)

*	Securities with a value of $476,496,000, which represented 2.26% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Interest rate swaps and futures are not included in the investment portfolio.

Global Balanced Fund

	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Industrials	$8,063	$17,345		$—	$25,408
Information technology	13,496	11,625		—	25,121
Energy	10,978	6,509		—	17,487
Consumer staples	9,010	7,011		—	16,021
Health care	10,940	3,188		—	14,128
Financials	7,575	3,794		—	11,369
Materials	6,556	4,071		—	10,627
Consumer discretionary	6,899	2,775		—	9,674
Utilities	1,568	1,722		—	3,290
Real estate	—	1,367		—	1,367
Telecommunication services	—	502		—	502
Miscellaneous	7,284	5,010		—	12,294
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	36,898		—	36,898
U.S. Treasury bonds & notes	—	20,692		—	20,692
Corporate bonds & notes	—	15,958		—	15,958
Mortgage-backed obligations	—	4,924		—	4,924
Asset-backed obligations	—	323		—	323
Short-term securities	—	22,944		—	22,944
Total	$82,369	$166,658		$—	$249,027

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$226	$—	$226
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(125)	—	(125)
Total	$—	$101	$—	$101

*	Securities with a value of $64,919,000, which represented 25.77% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

148	American Funds Insurance Series

Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$3,617,726	$—	$3,617,726
Corporate bonds & notes	—	3,399,443	444	3,399,887
Mortgage-backed obligations	—	2,135,367	—	2,135,367
Bonds & notes of governments & government agencies outside the U.S.	—	610,070	—	610,070
Asset-backed obligations	—	142,447	—	142,447
Municipals	—	80,240	—	80,240
Federal agency bonds & notes	—	72,315	—	72,315
Common stocks	969	—	804	1,773
Rights & warrants	—	111	—	111
Short-term securities	—	1,050,942	—	1,050,942
Total	$969	$11,108,661	$1,248	$11,110,878

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$2,972	$—	$2,972
Unrealized appreciation on interest rate swaps	—	23,668	—	23,668
Unrealized appreciation on futures contracts	125	—	—	125
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(1,045)	—	(1,045)
Unrealized depreciation on interest rate swaps	—	(15,207)	—	(15,207)
Unrealized depreciation on futures contracts	(1,233)	—	—	(1,233)
Total	$(1,108)	$10,388	$—	$9,280

 * Forward currency contracts, interest rate swaps, and futures contracts are not included in the investment portfolio.

Global Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$212,049	$—	$212,049
Japanese yen	—	189,720	—	189,720
Polish zloty	—	113,861	—	113,861
Hungarian forints	—	112,448	—	112,448
Mexican pesos	—	103,769	—	103,769
Malaysian ringgits	—	62,792	—	62,792
Danish kroner	—	59,028	—	59,028
Indian rupees	—	40,713	—	40,713
British pounds	—	32,992	—	32,992
Brazilian reais	—	26,582	—	26,582
Australian dollars	—	20,984	—	20,984
Chilean pesos	—	20,770	—	20,770
Canadian dollars	—	14,099	—	14,099
Argentine pesos	—	8,350	—	8,350
U.S. dollars	—	1,052,728	189	1,052,917
Other	—	61,341	—	61,341
Convertible stocks	—	124	816	940
Common stocks	278	947	294	1,519
Short-term securities	—	156,607	—	156,607
Total	$278	$2,289,904	$1,299	$2,291,481

American Funds Insurance Series	149

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,535	$—	$1,535
Unrealized appreciation on interest rate swaps	—	2,005	—	2,005
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(6,900)	—	(6,900)
Unrealized depreciation on interest rate swaps	—	(883)	—	(883)
Total	$—	$(4,243)	$—	$(4,243)

*Forward currency contracts and interest rate swaps are not included in the investment portfolio.

High-Income Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,597,304	$12,442	$1,609,746
Asset-backed obligations	—	9,508	—	9,508
Other bonds & notes	—	20,966	—	20,966
Convertible bonds	—	7,626	—	7,626
Convertible stocks	7,985	2,228	4,656	14,869
Common stocks	3,533	6,961	5,533	16,027
Rights & warrants	—	73	—	73
Short-term securities	—	76,431	—	76,431
Total	$11,518	$1,721,097	$22,631	$1,755,246

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$427	$—	$427
Unrealized appreciation on credit default swaps	—	644	—	644
Total	$—	$1,071	$—	$1,071

 1 Interest rate swaps and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2016 (dollars in thousands):

	Beginning value at 1/1/2016	Transfers into Level 3	[2]	Purchases	Sales	Net realized gain	[3]	Unrealized appreciation	[3]	Transfers out of Level 3	[2]	Ending value at 12/31/2016
Investment securities	$14,951	$865		$5,655	$(201)	$58		$2,169		$(866)		$22,631

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2016												$ 2,604

 2 Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

 3 Net realized gain and unrealized appreciation are included in the related amounts on investments in the statement of operations.

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Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2016	Valuation techniques	Unobservable inputs	Range	Impact to valuation from an increase in input*
Corporate bonds & notes	$12,442	Yield analysis	Yield risk premium	100 bps - 400 bps	Decrease
		Yield to call price	Yield to call	2.5% - 5.0%	Decrease
Common stocks	5,533	Enterprise valuation	EV/EBITDA multiple	5.0x - 11.5x	Increase
		Recent transaction	Arms-length transaction	N/A	N/A
		Estimated liquidation proceeds	Estimated remaining assets	$16.4 million - $35.7 million	Increase
Convertible stocks	4,656	Cost	N/A	N/A	N/A
	$22,631

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

EV = Enterprise value

EBITDA = Earnings before income taxes, depreciation and amortization

Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$208,755	$—	$208,755
Federal agency bonds & notes	—	60,443	—	60,443
U.S. Treasury bonds & notes	—	43,050	—	43,050
Asset-backed obligations	—	22,092	1,052	23,144
Short-term securities	—	54,388	—	54,388
Total	$—	$388,728	$1,052	$389,780

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$2,289	$—	$2,289
Unrealized appreciation on futures contracts	150	—	—	150
Liabilities:
Unrealized depreciation on interest rate swaps	—	(1,633)	—	(1,633)
Unrealized depreciation on futures contracts	(467)	—	—	(467)
Total	$(317)	$656	$—	$339

*Interest rate swaps and futures contracts are not included in the investment portfolio.

Ultra-Short Bond Fund

At December 31, 2016, all of the fund’s investment securities were classified as Level 2.

American Funds Insurance Series	151

U.S. Government/AAA-Rated Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$1,405,658	$—	$1,405,658
Mortgage-backed obligations	—	879,195	—	879,195
Federal agency bonds & notes	—	614,785	—	614,785
Short-term securities	—	241,514	—	241,514
Total	$—	$3,141,152	$—	$3,141,152

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$37,098	$—	$37,098
Unrealized appreciation on futures contracts	249	—	—	249
Liabilities:
Unrealized depreciation on interest rate swaps	—	(27,070)	—	(27,070)
Unrealized depreciation on futures contracts	(6,664)	—	—	(6,664)
Total	$(6,415)	$10,028	$—	$3,613

 * Interest rate swaps and futures contracts are not included in the investment portfolio.

Managed Risk Growth Fund

At December 31, 2016, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At December 31, 2016, all of the fund’s investments were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund

At December 31, 2016, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At December 31, 2016, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At December 31, 2016, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

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Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

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Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a fund to losses in excess of its initial investment. Derivatives may be difficult for a fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Currency — The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates – i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce a fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the

154	American Funds Insurance Series

repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. Although such securities are generally less sensitive to interest rate changes, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current historically low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification — As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Management — The managed risk funds are subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of individual underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and the respective underlying fund.

Investing in futures contracts — In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions, futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If a fund is unable to close out a position on a futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the futures position. The ability of a fund to successfully utilize futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the futures in which the fund invests. If the

American Funds Insurance Series	155

investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, a fund could be exposed to the risk of loss.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments — Asset Allocation Fund, Global Bond Fund and High-Income Bond Fund have participated in a transaction that involves unfunded commitments, which may obligate each fund to purchase additional shares of the applicable issuer. Under the terms of the commitments, which will expire no later than April 1, 2021, the maximum potential exposure of Asset Allocation Fund, Global Bond Fund and High-Income Bond Fund as of December 31, 2016, was $471,000, $109,000 and $719,000, respectively. Should such commitments become due in full, these amounts would represent less than 0.01% of the net assets of Asset Allocation Fund and Global Bond Fund and 0.04% of the net assets of High-Income Bond Fund as of December 31, 2016.

Short-term securities — The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by the Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the

156	American Funds Insurance Series

respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations. As of December 31, 2016, Global Growth Fund, Global Small Capitalization Fund, International Fund, New World Fund, Global Growth and Income Fund, International Growth and Income Fund, Capital Income Builder, Global Balanced Fund, Bond Fund and Global Bond Fund had open forward currency contracts. As of December 31, 2016, Growth-Income Fund and High-Income Bond Fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held by Growth-Income Fund and High-Income Bond Fund was $19,297,000 and $1,189,000, respectively.

Interest rate swaps — Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations. As of December 31, 2016, Asset Allocation Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund had open interest rate swaps.

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The series’ investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When a fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized

American Funds Insurance Series	157

gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in each fund’s statement of operations. As of December 31, 2016, High-Income Bond Fund had open credit default swaps.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations. As of December 31, 2016, Asset Allocation Fund, Bond Fund, Mortgage Fund, U.S. Government/AAA-Rated Securities Fund and Managed Risk International Fund held futures contracts. As of December 31, 2016, Managed Risk Growth Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund did not have any open futures contracts. The average month-end notional amount of open futures contracts while held by Managed Risk Growth Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund was $45,694,000, $56,050,000, $43,355,000 and $401,603,000, respectively.

158	American Funds Insurance Series

The following tables present the financial statement impacts resulting from the funds’ use of forward currency contracts, interest rate swaps, credit default swaps and/or futures contracts as of, or for the year ended, December 31, 2016 (dollars in thousands):

			Global Growth Fund	Global Small Capitalization Fund	International Fund

Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$359	$1,434	$598
Forward currency	Currency	Receivables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized appreciation*	—	—	—
Credit default swaps	Credit	Net unrealized appreciation*	—	—	—
Futures contracts	Interest	Net unrealized appreciation*	—	—	—
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
			$359	$1,434	$598

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$—	$48	$2,742
Forward currency	Currency	Payables for closed forward currency contracts	—	16	28
Interest rate swaps	Interest	Net unrealized depreciation*	—	—	—
Credit default swaps	Credit	Net unrealized depreciation*	—	—	—
Futures contracts	Interest	Net unrealized depreciation*	—	—	—
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
			$—	$64	$2,770

Net realized
(loss) gain	Risk type	Location on statements of operations
Forward currency	Currency	Net realized (loss) gain on forward currency contracts	$(3,161)	$11,683	$32,800
Interest rate swaps	Interest	Net realized gain on interest rate swaps	—	—	—
Credit default swaps	Credit	Net realized gain on credit default swaps	—	—	—
Futures contracts	Interest	Net realized gain on futures contracts	—	—	—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
			$(3,161)	$11,683	$32,800

Net unrealized
appreciation
(depreciation)	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized appreciation (depreciation) on forward currency
		contracts	$949	$885	$(2,561)
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	—	—	—
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	—	—	—
Futures contracts	Interest	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
			$949	$885	$(2,561)

See end of tables for footnote.

American Funds Insurance Series	159

			New World Fund	Global Growth and Income Fund	Growth- Income Fund

Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$85	$147	$—
Forward currency	Currency	Receivables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized appreciation*	—	—	—
Credit default swaps	Credit	Net unrealized appreciation*	—	—	—
Futures contracts	Interest	Net unrealized appreciation*	—	—	—
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—

			$85	$147	$—

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$75	$—	$—
Forward currency	Currency	Payables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized depreciation*	—	—	—
Credit default swaps	Credit	Net unrealized depreciation*	—	—	—
Futures contracts	Interest	Net unrealized depreciation*	—	—	—
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
			$75	$—	$—

Net realized
gain	Risk type	Location on statements of operations
Forward currency	Currency	Net realized gain on forward currency contracts	$45	$194	$1,927
Interest rate swaps	Interest	Net realized gain on interest rate swaps	—	—	—
Credit default swaps	Credit	Net realized gain on credit default swaps	—	—	—
Futures contracts	Interest	Net realized gain on futures contracts	—	—	—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
			$45	$194	$1,927

Net unrealized
(depreciation)
appreciation	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized (depreciation) appreciation on forward currency
		contracts	$(19)	$89	$—
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	—	—	—
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	—	—	—
Futures contracts	Interest	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
			$(19)	$89	$—

160	American Funds Insurance Series

			International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund

Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	$—	$—
Forward currency	Currency	Receivables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized appreciation*	—	—	2,799
Credit default swaps	Credit	Net unrealized appreciation*	—	—	—
Futures contracts	Interest	Net unrealized appreciation*	—	—	242
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
			$—	$—	$3,041

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$105	$5	$—
Forward currency	Currency	Payables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized depreciation*	—	—	6,429
Credit default swaps	Credit	Net unrealized depreciation*	—	—	—
Futures contracts	Interest	Net unrealized depreciation*	—	—	—
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
			$105	$5	$6,429

Net realized
gain (loss)	Risk type	Location on statements of operations
Forward currency	Currency	Net realized gain on forward currency contracts	$696	$—	$—
Interest rate swaps	Interest	Net realized loss on interest rate swaps	—	—	(3,196)
Credit default swaps	Credit	Net realized gain on credit default swaps	—	—	—
Futures contracts	Interest	Net realized gain on futures contracts	—	—	—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
			$696	$—	$(3,196)

Net unrealized
(depreciation)
appreciation	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized depreciation on forward currency contracts	$(105)	$(5)	$—
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	—	—	1,123
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	—	—	—
Futures contracts	Interest	Net unrealized appreciation on futures contracts	—	—	242
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
			$(105)	$(5)	$1,365

See end of tables for footnote.

American Funds Insurance Series	161

			Global Balanced Fund	Bond Fund	Global Bond Fund

Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$226	$2,972	$1,535
Forward currency	Currency	Receivables for closed forward currency contracts	8	163	312
Interest rate swaps	Interest	Net unrealized appreciation*	—	23,668	2,005
Credit default swaps	Credit	Net unrealized appreciation*	—	—	—
Futures contracts	Interest	Net unrealized appreciation*	—	125	—
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—

			$234	$26,928	$3,852

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$125	$1,045	$6,900
Forward currency	Currency	Payables for closed forward currency contracts	24	—	1,270
Interest rate swaps	Interest	Net unrealized depreciation*	—	15,207	883
Credit default swaps	Credit	Net unrealized depreciation*	—	—	—
Futures contracts	Interest	Net unrealized depreciation*	—	1,233	—
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
			$149	$17,485	$9,053

Net realized
gain (loss)	Risk type	Location on statements of operations
Forward currency	Currency	Net realized gain (loss) on forward currency contracts	$361	$(2,049)	$4,304
Interest rate swaps	Interest	Net realized gain (loss) on interest rate swaps	—	20,219	(4,868)
Credit default swaps	Credit	Net realized gain on credit default swaps	—	—	—
Futures contracts	Interest	Net realized loss on futures contracts	—	(12,436)	—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
			$361	$5,734	$(564)

Net unrealized
appreciation
(depreciation)	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized appreciation (depreciation) on forward currency
		contracts	$37	$2,959	$(8,031)
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	—	6,624	1,057
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	—	—	—
Futures contracts	Interest	Net unrealized depreciation on futures contracts	—	(1,108)	—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
			$37	$8,475	$(6,974)

162	American Funds Insurance Series

			High- Income Bond Fund	Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund

Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	$—	$—
Forward currency	Currency	Receivables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized appreciation*	427	2,290	37,098
Credit default swaps	Credit	Net unrealized appreciation*	644	—	—
Futures contracts	Interest	Net unrealized appreciation*	—	150	249
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
			$1,071	$2,440	$37,347

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$—	$—	$—
Forward currency	Currency	Payables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized depreciation*	—	1,634	27,070
Credit default swaps	Credit	Net unrealized depreciation*	—	—	—
Futures contracts	Interest	Net unrealized depreciation*	—	467	6,664
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
			$—	$2,101	$33,734

Net realized
gain (loss)	Risk type	Location on statements of operations
Forward currency	Currency	Net realized gain on forward currency contracts	$21	$—	$—
Interest rate swaps	Interest	Net realized (loss) gain on interest rate swaps	(584)	3,138	11,038
Credit default swaps	Credit	Net realized loss on credit default swaps	(1,060)	—	—
Futures contracts	Interest	Net realized loss on futures contracts	—	(563)	(35,065)
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
			$(1,623)	$2,575	$(24,027)

Net unrealized
(depreciation)
appreciation	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized depreciation on forward currency contracts	$(37)	$—	$—
Interest rate swaps	Interest	Net unrealized appreciation (depreciation) on interest rate swaps	701	(499)	8,800
Credit default swaps	Credit	Net unrealized depreciation on credit default swaps	(62)	—	—
Futures contracts	Interest	Net unrealized depreciation on futures contracts	—	(317)	(6,415)
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
			$602	$(816)	$2,385

See end of tables for footnote.

American Funds Insurance Series	163

			Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund

Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	$—	$—
Forward currency	Currency	Receivables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized appreciation*	—	—	—
Credit default swaps	Credit	Net unrealized appreciation*	—	—	—
Futures contracts	Interest	Net unrealized appreciation*	—	—	—
Futures contracts	Equity	Net unrealized appreciation*	—	164	—
Futures contracts	Currency	Net unrealized appreciation*	—	142	—

			$—	$306	$—

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$—	$—	$—
Forward currency	Currency	Payables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized depreciation*	—	—	—
Credit default swaps	Credit	Net unrealized depreciation*	—	—	—
Futures contracts	Interest	Net unrealized depreciation*	—	—	—
Futures contracts	Equity	Net unrealized depreciation*	—	324	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
			$—	$324	$—

Net realized
gain (loss)	Risk type	Location on statements of operations
Forward currency	Currency	Net realized gain on forward currency contracts	$—	$—	$—
Interest rate swaps	Interest	Net realized gain on interest rate swaps	—	—	—
Credit default swaps	Credit	Net realized gain on credit default swaps	—	—	—
Futures contracts	Interest	Net realized gain on futures contracts	—	—	—
Futures contracts	Equity	Net realized loss on futures contracts	(9,903)	(6,949)	(6,824)
Futures contracts	Currency	Net realized gain on futures contracts	92	742	48
			$(9,811)	$(6,207)	$(6,776)

Net unrealized
appreciation
(depreciation)	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized appreciation on forward currency contracts	$—	$—	$—
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	—	—	—
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	—	—	—
Futures contracts	Interest	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	63	62	93
Futures contracts	Currency	Net unrealized (depreciation) appreciation on futures contracts	(20)	86	(22)
			$43	$148	$71

164	American Funds Insurance Series

			Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	$—
Forward currency	Currency	Receivables for closed forward currency contracts	—	—
Interest rate swaps	Interest	Net unrealized appreciation*	—	—
Credit default swaps	Credit	Net unrealized appreciation*	—	—
Futures contracts	Interest	Net unrealized appreciation*	—	—
Futures contracts	Equity	Net unrealized appreciation*	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—
			$—	$—

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$—	$—
Forward currency	Currency	Payables for closed forward currency contracts	—	—
Interest rate swaps	Interest	Net unrealized depreciation*	—	—
Credit default swaps	Credit	Net unrealized depreciation*	—	—
Futures contracts	Interest	Net unrealized depreciation*	—	—
Futures contracts	Equity	Net unrealized depreciation*	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—
			$—	$—

Net realized
gain (loss)	Risk type	Location on statements of operations
Forward currency	Currency	Net realized gain on forward currency contracts	$—	$—
Interest rate swaps	Interest	Net realized gain on interest rate swaps	—	—
Credit default swaps	Credit	Net realized gain on credit default swaps	—	—
Futures contracts	Interest	Net realized gain on futures contracts	—	—
Futures contracts	Equity	Net realized loss on futures contracts	(5,785)	(34,111)
Futures contracts	Currency	Net realized gain (loss) on futures contracts	7	(225)
			$(5,778)	$(34,336)

Net unrealized
appreciation
(depreciation)	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized appreciation on forward currency contracts	$—	$—
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	—	—
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	—	—
Futures contracts	Interest	Net unrealized appreciation on futures contracts	—	—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	151	1,574
Futures contracts	Currency	Net unrealized depreciation on futures contracts	(25)	(48)
			$126	$1,526

*	Includes cumulative appreciation/depreciation on interest rate swaps, credit default swaps and/or futures contracts as reported in the applicable table(s) following each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.

American Funds Insurance Series	165

Collateral — Funds that invest in forward currency contracts, interest rate swaps, credit default swaps, futures contracts and/or future delivery contracts participate in a collateral program. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For interest rate swaps, credit default swaps and futures contracts, the program calls for the fund to pledge collateral for initial and variation margin by contract. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counterparty) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2016, if close-out netting was exercised (dollars in thousands):

Global Growth Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral	*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$359	$—	$(270)		$—	$89

Global Small Capitalization Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral *	Cash collateral	Net amount
Assets:
Citibank	$485	$—	$(485)	$—	$—
HSBC Bank	493	(28)	(465)	—	—
JPMorgan Chase	370	—	(278)	—	92
UBS AG	86	—	—	—	86
Total	$1,434	$(28)	$(1,228)	$—	$178
Liabilities:
Barclays Bank PLC	$36	$—	$—	$—	$36
HSBC Bank	28	(28)	—	—	—
Total	$64	$(28)	$—	$—	$36

166	American Funds Insurance Series

International Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral	*	Cash collateral	Net amount
Assets:
Barclays Bank PLC	$408	$(408)	$—		$—	$—
JPMorgan Chase	190	(190)	—		—	—
Total	$598	$(598)	$—		$—	$—
Liabilities:
Bank of America, N.A.	$174	$—	$—		$—	$174
Barclays Bank PLC	1,876	(408)	—		—	1,468
Citibank	414	—	—		—	414
HSBC Bank	104	—	—		—	104
JPMorgan Chase	202	(190)	—		—	12

Total	$2,770	$(598)	$—		$—	$2,172

New World Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral	*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$36	$—	$(36)		$—	$ —
Citibank	1	(1)	—		—	—
HSBC Bank	8	(6)	—		—	2
JPMorgan Chase	32	(32)	—		—	—
UBS AG	8	—	—		—	8
Total	$85	$(39)	$(36)		$—	$10
Liabilities:
Citibank	$ 9	$(1)	$—		$—	$ 8
HSBC Bank	6	(6)	—		—	—
JPMorgan Chase	60	(32)	—		—	28
Total	$75	$(39)	$—		$—	$36

Global Growth and Income Fund
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral	*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$126	$—	$—		$—	$126
HSBC Bank	21	—	—		—	21
Total	$147	$—	$—		$—	$147

See end of tables for footnote.

American Funds Insurance Series	167

International Growth and Income Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral	*	Cash collateral	Net amount
Liabilities:
Bank of America, N.A.	$106	$—	$—		$—	$106

Capital Income Builder
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral	*	Cash collateral	Net amount
Liabilities:
Bank of America, N.A.	$5	$—	$—		$—	$5

Global Balanced Fund
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral	*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$ 17	$(15)	$—		$—	$ 2
Bank of New York Mellon	7	—	—		—	7
Barclays Bank PLC	32	—	—		—	32
Citibank	16	(16)	—		—	—
HSBC Bank	7	(7)	—		—	—
JPMorgan Chase	150	(37)	—		—	113
UBS AG	6	(6)	—		—	—
Total	$235	$(81)	$—		$—	$154
Liabilities:
Bank of America, N.A.	$ 15	$(15)	$—		$—	$ —
Citibank	58	(16)	—		—	42
HSBC Bank	28	(7)	—		—	21
JPMorgan Chase	37	(37)	—		—	—
UBS AG	11	(6)	—		—	5
Total	$149	$(81)	$—		$—	$ 68

168	American Funds Insurance Series

Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral *	Cash collateral	Net amount
Assets:
Barclays Bank PLC	$104	$—	$—	$—	$104
Citibank	333	(172)	(161)	—	—
HSBC Bank	1,754	(494)	(1,260)	—	—
JPMorgan Chase	60	(60)	—	—	—
UBS AG	884	—	(884)	—	—
Total	$3,135	$(726)	$(2,305)	$—	$104
Liabilities:
Bank of America, N.A.	$91	$—	$—	$—	$91
Citibank	172	(172)	—	—	—
HSBC Bank	494	(494)	—	—	—
JPMorgan Chase	288	(60)	(228)	—	—
Total	$1,045	$(726)	$(228)	$—	$91

Global Bond Fund
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral *	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$429	$(429)	$—	$—	$—
Barclays Bank PLC	225	(225)	—	—	—
Citibank	403	(403)	—	—	—
HSBC Bank	112	(112)	—	—	—
JPMorgan Chase	452	(452)	—	—	—
UBS AG	226	(226)	—	—	—
Total	$1,847	$(1,847)	$—	$—	$—
Liabilities:
Bank of America, N.A.	$905	$(429)	$(476)	$—	$—
Barclays Bank PLC	255	(225)	(30)	—	—
Citibank	2,153	(403)	(1,593)	—	157
HSBC Bank	1,389	(112)	(1,277)	—	—
JPMorgan Chase	2,668	(452)	(2,216)	—	—
UBS AG	800	(226)	(574)	—	—
Total	$8,170	$(1,847)	$(6,166)	$—	$157

* Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2016, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any significant interest or penalties.

The funds are not subject to examination by U.S. federal tax authorities for tax years before 2013. Capital Income Builder is not subject to examination by U.S. federal tax authorities for tax years before 2014, the year the fund commenced operations.

American Funds Insurance Series	169

The funds are not subject to examination by state tax authorities for tax years before 2012. Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund are not subject to examination by state tax authorities for tax years before 2013, the year the funds commenced operations. Capital Income Builder is not subject to examination by state tax authorities for tax years before 2014, the year the fund commenced operations.

The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Growth Fund, Global Small Capitalization Fund, International Fund, New World Fund and Global Growth and Income Fund for tax years before 2009; Growth Fund and Growth-Income Fund for tax years before 2010; International Growth and Income Fund for tax years before 2011; Global Balanced Fund for tax years before 2012; Asset Allocation Fund, Bond Fund and Global Bond Fund for tax years before 2014 and High-Income Bond Fund for tax years before 2015. All other funds are not subject to examination by tax authorities outside the U.S.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of recent rulings from European courts, some of the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries are subject to non-U.S. taxes. The funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

As indicated in the tables in this section, some of the funds had capital loss carryforwards available at December 31, 2016. These will be used to offset any capital gains realized by the funds in future years through the expiration date. Funds with capital loss carryforwards will not make distributions from capital gains while a capital loss carryforward remains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

170	American Funds Insurance Series

Additional tax basis disclosures are as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Undistributed ordinary income	$5,309	$16,070	$87,925	$31,353	$4,686	$69,604
Undistributed long-term capital gain	174,084	—	2,194,931	97,715	—	288,969
Capital loss carryforward:
No expiration	—	(55,253)	—	—	(123,342)	—
Gross unrealized appreciation on investment securities	1,180,169	801,327	6,700,568	965,782	421,936	1,840,298
Gross unrealized depreciation on investment securities	(109,424)	(485,113)	(572,619)	(592,058)	(183,317)	(63,118)
Net unrealized appreciation (depreciation) on investment securities	1,070,745	316,214	6,127,949	373,724	238,619	1,777,180
Cost of investment securities	4,098,615	3,566,049	15,442,347	7,061,622	2,653,919	6,858,884
Reclassification to (from) undistributed/ distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	4,406	18,572	8,910	52,867	(287)	(261)
Reclassification to (from) undistributed/ distributions in excess of net investment income from (to) capital paid in on shares of beneficial interest	—	—	—	—	1	—
Reclassification to (from) capital paid in on shares of beneficial interest from (to) undistributed net realized gain/ accumulated net realized loss	—	1	(1)	1	1	—

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Undistributed ordinary income	$5,588	$95,174	$2,317	$21	$85,089	$—
Late year ordinary loss deferral*	—	—	—	—	—	(473)
Undistributed long-term capital gain	33,689	1,784,903	—	—	1,054,302	933
Capital loss carryforward: No expiration	—	—	(12,324)	(6,972)	—	—
Capital loss carryforward utilized	17,726	—	—	—	—	—
Gross unrealized appreciation on investment securities	292,982	6,427,273	43,141	15,555	3,862,411	28,081
Gross unrealized depreciation on investment securities	(63,930)	(892,934)	(92,699)	(20,307)	(484,219)	(8,751)
Net unrealized appreciation (depreciation) on investment securities	229,052	5,534,339	(49,558)	(4,752)	3,378,192	19,330
Cost of investment securities	1,759,812	20,577,687	1,148,029	417,766	17,705,234	229,697
Reclassification to (from) undistributed/ distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	(405)	(5,668)	554	202	5,455	(272)
Reclassification to (from) undistributed/ distributions in excess of net investment income from (to) capital paid in on shares of beneficial interest	(2)	—	(40)	2	1	—
Reclassification to (from) capital paid in on shares of beneficial interest from (to) undistributed net realized gain/ accumulated net realized loss	—	—	(40)	—	—	(1)

See next page for footnote.

American Funds Insurance Series	171

	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Undistributed ordinary income	$175,849	$22,968	$19,119	$1,751	$—	$7,538
Late year ordinary loss deferral*	—	(18,491)	—	—	—	—
Undistributed long-term capital gain	41,190	267	—	1,475	—	—
Capital loss carryforward:
No expiration	—	—	(170,563)	—	—	(6,295)
Expiring 2017	—	—	(45,026)	—	—	—
	—	—	(215,589)	—	—	(6,295)

Gross unrealized appreciation on investment securities	92,298	27,793	47,353	2,645	27	19,469
Gross unrealized depreciation on investment securities	(240,004)	(120,071)	(71,243)	(3,016)	(4)	(41,136)
Net unrealized appreciation (depreciation) on investment securities	(147,706)	(92,278)	(23,890)	(371)	23	(21,667)
Cost of investment securities	11,258,584	2,383,759	1,779,136	390,151	350,356	3,162,819
Reclassification to (from) undistributed/ distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	7,177	(26,163)	(946)	1,949	—	10,306
Reclassification to (from) undistributed/ distributions in excess of net investment income from (to) capital paid in on shares of beneficial interest	—	1	1	—	455	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Undistributed ordinary income	$729	$891	$4,274	$1,865	$31,585
Undistributed long-term capital gain	4,133	1,396	5,561	7,717	38,638
Gross unrealized appreciation on investment securities	—	—	—	—	8,966
Gross unrealized depreciation on investment securities	(12,902)	(15,913)	(1,865)	(13,882)	—
Net unrealized appreciation (depreciation) on investment securities	(12,902)	(15,913)	(1,865)	(13,882)	8,966
Cost of investment securities	214,164	112,015	293,175	174,782	3,553,072
Reclassification to (from) undistributed/ distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	— †	11	1,414	682	433

*	These deferrals are considered incurred in the subsequent year.
†	Amount less than one thousand.

172	American Funds Insurance Series

The tax character of distributions paid to shareholders of each fund was as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 1	$24,109	$126,735	$150,844	$34,454	$137,198	$171,652
Class 2	44,725	291,772	336,497	74,382	349,551	423,933
Class 4	945	7,147	8,092	1,272	4,175	5,447
Total	$69,779	$425,654	$495,433	$110,108	$490,924	$601,032

Global Small Capitalization Fund

	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$11,807	$273,687	$285,494	$14,631	$107,277	$121,908
Class 2	12,193	433,806	445,999	24,973	183,098	208,071
Class 4	142	6,715	6,857	189	1,383	1,572
Total	$24,142	$714,208	$738,350	$39,793	$291,758	$331,551

Growth Fund

	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 1	$68,458	$603,135	$ 671,593	$59,092	$1,460,328	$1,519,420
Class 2	105,243	1,244,603	1,349,846	88,259	3,114,763	3,203,022
Class 3	1,482	16,336	17,818	1,311	42,040	43,351
Class 4	2,484	36,779	39,263	2,709	9,375	12,084
Total	$177,667	$1,900,853	$2,078,520	$151,371	$4,626,506	$4,777,877

International Fund

	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 1	$59,237	$296,124	$355,361	$63,527	$196,800	$260,327
Class 2	51,666	334,251	385,917	64,651	245,172	309,823
Class 3	389	2,445	2,834	540	2,060	2,600
Class 4	794	4,665	5,459	657	2,035	2,692
Total	$112,086	$637,485	$749,571	$129,375	$446,067	$575,442

American Funds Insurance Series	173

New World Fund

	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 1	$17,725	$—	$17,725	$33,998	$63,241	$ 97,239
Class 2	7,100	—	7,100	20,466	43,910	64,376
Class 4	1,465	—	1,465	2,315	4,736	7,051
Total	$26,290	$—	$26,290	$56,779	$111,887	$168,666

Blue Chip Income and Growth Fund

	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 1	$137,434	$292,079	$429,513	$104,537	$336,268	$440,805
Class 2	92,301	236,696	328,997	88,048	328,339	416,387
Class 4	2,759	4,934	7,693	650	1,651	2,301
Total	$232,494	$533,709	$766,203	$193,235	$666,258	$859,493

Global Growth and Income Fund

	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends paid	Ordinary income	Long-term capital gains	Total dividends paid
Class 1	$11,131	$—	$11,131	$6,244	$—	$ 6,244
Class 2	25,283	—	25,283	30,016	—	30,016
Class 4	257	—	257	79	—	79
Total	$36,671	$—	$36,671	$36,339	$—	$36,339

Growth-Income Fund

	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid or accrued
Class 1	$263,296	$1,172,060	$1,435,356	$211,212	$1,523,989	$1,735,201
Class 2	250,881	1,329,722	1,580,603	227,897	1,955,599	2,183,496
Class 3	3,141	16,262	19,403	2,968	24,839	27,807
Class 4	8,305	45,834	54,139	5,428	7,004	12,432
Total	$525,623	$2,563,878	$3,089,501	$447,505	$3,511,431	$3,958,936

International Growth and Income Fund

	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 1	$23,268	$3,458	$26,726	$17,822	$15,393	$33,215
Class 2	6,231	1,080	7,311	5,743	5,535	11,278
Class 4	895	149	1,044	671	578	1,249
Total	$30,394	$4,687	$35,081	$24,236	$21,506	$45,742

174	American Funds Insurance Series

Capital Income Builder

	Year ended December 31, 2016			Year ended December 31, 2015
			Total				Total
	Ordinary	Long-term	dividends	Ordinary		Long-term	dividends
Share class	income	capital gains	paid	income		capital gains	paid
Class 1	$4,372	$—	$ 4,372	$1,286		$—	$1,286
Class 2	2	—	2	—	*	—	—	*
Class 4	6,657	—	6,657	3,002		—	3,002
Total	$11,031	$—	$11,031	$4,288		$—	$4,288

Asset Allocation Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$229,739	$280,306	$510,045	$310,613	$785,247	$1,095,860
Class 2	81,019	120,303	201,322	126,004	335,062	461,066
Class 3	580	860	1,440	927	2,404	3,331
Class 4	38,591	61,673	100,264	36,628	4,226	40,854
Total	$349,929	$463,142	$813,071	$474,172	$1,126,939	$1,601,111

Global Balanced Fund

	Year ended December 31, 2016			Year ended December 31, 2015
						Total
			Total			dividends and
	Ordinary	Long-term	dividends	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$939	$—	$ 939	$ 596	$605	$1,201
Class 2	2,225	—	2,225	1,802	2,359	4,161
Class 4	121	—	121	5	4	9
Total	$3,285	$—	$3,285	$2,403	$2,968	$5,371

Bond Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$138,255	$11,305	$149,560	$195,551	$20,064	$215,615
Class 2	74,576	7,465	82,041	141,408	16,478	157,886
Class 4	1,614	150	1,764	1,556	156	1,712
Total	$214,445	$18,920	$233,365	$338,515	$36,698	$375,213

See end of tables for footnote.

American Funds Insurance Series	175

Global Bond Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$10,101	$872	$10,973	$21,903	$12,052	$33,955
Class 2	7,811	923	8,734	23,532	13,266	36,798
Class 4	68	8	76	81	46	127
Total	$17,980	$1,803	$19,783	$45,516	$25,364	$70,880

High-Income Bond Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total			Total
	Ordinary	Long-term	dividends	Ordinary	Long-term	dividends
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$57,104	$—	$57,104	$65,080	$—	$65,080
Class 2	47,007	—	47,007	48,382	—	48,382
Class 3	746	—	746	742	—	742
Class 4	1,283	—	1,283	83	—	83
Total	$106,140	$—	$106,140	$114,287	$—	$114,287

Mortgage Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total
			dividends and			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	dividends
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$7,780	$152	$7,932	$7,999	$—	$7,999
Class 2	1,648	35	1,683	1,499	—	1,499
Class 4	222	5	227	168	—	168
Total	$9,650	$192	$9,842	$9,666	$—	$9,666

U.S. Government/AAA-Rated Securities Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$44,429	$7,982	$ 52,411	$35,624	$1,712	$37,336
Class 2	43,530	8,728	52,258	35,376	1,904	37,280
Class 3	307	60	367	253	13	266
Class 4	1,615	371	1,986	821	26	847
Total	$89,881	$17,141	$107,022	$72,074	$3,655	$75,729

Managed Risk Growth Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$ 3	$57	$ 60	$—	$—	$—
Class P2	327	14,955	15,282	—	—	—
Total	$330	$15,012	$15,342	$—	$—	$—

176	American Funds Insurance Series

Managed Risk International Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total
			dividends and				Total
	Ordinary	Long-term	distributions	Ordinary		Long-term	dividends
Share class	income	capital gains	paid	income		capital gains	paid
Class P1	$ 2	$4	$ 6	$ —	*	$—	$ —	*
Class P2	841	2,181	3,022	14		—	14
Total	$843	$2,185	$3,028	$14		$—	$14

Managed Risk Blue Chip Income and Growth Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total
			dividends and			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	dividends
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$5	$8	$ 13	$ 1	$—	$ 1
Class P2	3,370	5,915	9,285	529	—	529
Total	$3,375	$5,923	$9,298	$530	$—	$530

Managed Risk Growth-Income Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total
			dividends and			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	dividends
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$15	$64	$ 79	$ 3	$—	$ 3
Class P2	1,692	8,401	10,093	64	—	64
Total	$1,707	$8,465	$10,172	$67	$—	$67

Managed Risk Asset Allocation Fund

	Year ended December 31, 2016			Year ended December 31, 2015
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$16,330	$29,417	$ 45,747	$9,630	$8,843	$18,473
Class P2	27,858	64,161	92,019	28,454	39,547	68,001
Total	$44,188	$93,578	$137,766	$38,084	$48,390	$86,474

*	Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. Effective January 1, 2016, CRMC reduced the investment advisory services fee from an annual rate of 0.250% of average daily net assets to 0.150% of average daily net assets for the managed risk funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the

American Funds Insurance Series	177

financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — The series’ board of trustees approved an amended agreement for Asset Allocation Fund effective February 1, 2016, decreasing the annual rate on average daily net assets in excess of $21 billion to 0.240%. CRMC is waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the year ended December 31, 2016, total investment advisory services fees waived by CRMC were $1,833,000.

The range of rates and asset levels, and the current annualized rates of average net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

	Rates		Net asset level (in billions)		For the period ended December 31,	For the period ended December 31,
	Beginning	Ending		In excess	2016,	2016,
Fund	with	with	Up to	of	before waiver	after waiver

Global Growth Fund	.690%	.460%	$.6	$5.0	.527%	.527%
Global Small Capitalization Fund	.800	.635	.6	5.0	.700	.700
Growth Fund	.500	.280	.6	34.0	.330	.330
International Fund	.690	.430	.5	21.0	.502	.502
New World Fund	.850	.620	.5	2.5	.720	.720
Blue Chip Income and Growth Fund	.500	.360	.6	6.5	.394	.394
Global Growth and Income Fund	.690	.480	.6	3.0	.600	.600
Growth-Income Fund	.500	.219	.6	34.0	.268	.268
International Growth and Income Fund	.690	.530	.5	1.0	.633	.633
Capital Income Builder Fund	.500		all		.500	.500
Asset Allocation Fund	.500	.240	.6	21.0	.274	.274
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
Bond Fund	.480	.330	.6	8.0	.363	.363
Global Bond Fund	.570	.450	1.0	3.0	.530	.530
High-Income Bond Fund	.500	.420	.6	2.0	.465	.465
Mortgage Fund	.420	.290	.6	3.0	.420	.420
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.337	.337
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Blue Chip Income and Growth Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 2	0.25%	0.25%
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for Class 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

178	American Funds Insurance Series

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC to provide administrative services to all of the funds’ share classes. The services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, each share class of each fund, except the managed risk funds, pays an annual fee of 0.01% based on its respective average daily net assets to compensate CRMC for providing administrative services. For the managed risk funds, CRMC receives administrative services fees of 0.01% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with BNY Mellon under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Miscellaneous fee reimbursements — CRMC is currently reimbursing a portion of miscellaneous fees and expenses for each of the managed risk funds. Miscellaneous expenses exclude investment advisory services and distribution services fees. For the year ended December 31, 2016, total expenses reimbursed by CRMC were $656,000.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$158
Class 2	$8,931	Not applicable	357
Class 4	221	$221	9
Total class-specific expenses	$9,152	$221	$524

Global Small Capitalization Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$155
Class 2	$5,872	Not applicable	235
Class 4	92	$92	4
Total class-specific expenses	$5,964	$92	$394

Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$ 671
Class 2	$34,469	Not applicable	1,379
Class 3	328	Not applicable	18
Class 4	1,025	$1,025	41
Total class-specific expenses	$35,822	$1,025	$2,109
International Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$351
Class 2	$9,558	Not applicable	382
Class 3	51	Not applicable	3
Class 4	138	$138	6
Total class-specific expenses	$9,747	$138	$742

New World Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$160
Class 2	$2,322	Not applicable	93
Class 4	515	$515	21
Total class-specific expenses	$2,837	$515	$274

Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$424
Class 2	$8,227	Not applicable	329
Class 4	187	$186	7
Total class-specific expenses	$8,414	$186	$760

American Funds Insurance Series	179

Global Growth and Income Fund

			Insurance
	Distribution		administrative	Administrative
Share class	services		services	services
Class 1	Not applicable		Not applicable	$44
Class 2	$3,559		Not applicable	143
Class 4	25		$25	1
Total class-specific expenses	$3,584		$25	$188

Growth-Income Fund

			Insurance
	Distribution		administrative	Administrative
Share class	services		services	services
Class 1	Not applicable		Not applicable	$1,138
Class 2	$31,495		Not applicable	1,260
Class 3	280		Not applicable	15
Class 4	1,098		$1,098	44
Total class-specific expenses	$32,873		$1,098	$2,457

International Growth and Income Fund

			Insurance
	Distribution		administrative	Administrative
Share class	services		services	services
Class 1	Not applicable		Not applicable	$78
Class 2	$622		Not applicable	25
Class 4	87		$86	3
Total class-specific expenses	$709		$86	$106

Capital Income Builder

			Insurance
	Distribution		administrative	Administrative
Share class	services		services	services
Class 1	Not applicable		Not applicable	$12
Class 2	$ —	*	Not applicable	—	*
Class 4	533		$532	21
Total class-specific expenses	$533		$532	$33

Asset Allocation Fund

			Insurance
	Distribution		administrative	Administrative
Share class	services		services	services
Class 1	Not applicable		Not applicable	$1,179
Class 2	$12,479		Not applicable	499
Class 3	64		Not applicable	3
Class 4	6,394		$6,393	256
Total class-specific expenses	$18,937		$6,393	$1,937
Global Balanced Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$6
Class 2	$441	Not applicable	18
Class 4	13	$13	—	*
Total class-specific expenses	$454	$13	$24

Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$ 629
Class 2	$10,242	Not applicable	410
Class 4	212	$212	8
Total class-specific expenses	$10,454	$212	$1,047

Global Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$112
Class 2	$2,961	Not applicable	118
Class 4	25	$25	1
Total class-specific expenses	$2,986	$25	$231

High-Income Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$95
Class 2	$1,958	Not applicable	79
Class 3	22	Not applicable	1
Class 4	30	$30	1
Total class-specific expenses	$2,010	$30	$176

Mortgage Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$27
Class 2	$160	Not applicable	7
Class 4	27	$28	1
Total class-specific expenses	$187	$28	$35

180	American Funds Insurance Series

Ultra-Short Bond Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$4
Class 2	$772	Not applicable		31
Class 3	8	Not applicable		—	*
Class 4	32	$32		1
Total class-specific expenses	$812	$32		$36

U.S. Government/AAA-Rated Securities Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$145
Class 2	$3,895	Not applicable		156
Class 3	20	Not applicable		1
Class 4	161	$161		6
Total class-specific expenses	$4,076	$161		$308

Managed Risk Growth Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	Not applicable	$ 1
Class P2	$427	427
Total class-specific expenses	$427	$428

Managed Risk International Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	Not applicable	$ —	*
Class P2	$227	227
Total class-specific expenses	$227	$227

*Amount less than one thousand.
Managed Risk Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	Not applicable	$ —	*
Class P2	$490	491
Total class-specific expenses	$490	$491

Managed Risk Growth-Income Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	Not applicable	$ 2
Class P2	$343	344
Total class-specific expenses	$343	$346

Managed Risk Asset Allocation Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	Not applicable	$2,413
Class P2	$5,262	5,263
Total class-specific expenses	$5,262	$7,676

American Funds Insurance Series	181

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

	Current fees	Increase in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$ 41	$3		$44
Global Small Capitalization Fund	31	2		33
Growth Fund	163	13		176
International Fund	57	5		62
New World Fund	21	2		23
Blue Chip Income and Growth Fund	56	5		61
Global Growth and Income Fund	14	1		15
Growth-Income Fund	186	15		201
International Growth and Income Fund	8	1		9
Capital Income Builder	2	—	*	2
Asset Allocation Fund	145	12		157
Global Balanced Fund	2	—	*	2
Bond Fund	78	6		84
Global Bond Fund	18	1		19
High-Income Bond Fund	13	1		14
Mortgage Fund	3	—	*	3
Ultra-Short Bond Fund	3	—	*	3
U.S. Government/AAA-Rated Securities Fund	23	2		25
Managed Risk Growth Fund	1	—	*	1
Managed Risk International Fund	1	—	*	1
Managed Risk Blue Chip Income and Growth Fund	1	—	*	1
Managed Risk Growth-Income Fund	1	—	*	1
Managed Risk Asset Allocation Fund	22	2		24

*Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended December 31, 2016, such purchase and sale transactions occurred between Growth Fund and related funds in the amounts of $80,211,000 and $484,838,000, respectively.

8. Committed line of credit

Global Small Capitalization Fund and High-Income Bond Fund participate with other funds managed by CRMC in a $500 million credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. During the period, neither fund borrowed on this line of credit.

182	American Funds Insurance Series

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$214,321	8,771	$150,842	6,520	$(225,629)	(9,136)	$139,534	6,155
Class 2	98,924	4,087	336,499	14,694	(451,495)	(18,489)	(16,072)	292
Class 4	31,776	1,313	8,092	354	(28,384)	(1,172)	11,484	495
Total net increase (decrease)	$345,021	14,171	$495,433	21,568	$(705,508)	(28,797)	$134,946	6,942

Year ended December 31, 2015
Class 1	$242,608	8,797	$171,652	6,332	$(284,375)	(10,186)	$129,885	4,943
Class 2	63,278	2,321	423,933	15,756	(513,101)	(18,595)	(25,890)	(518)
Class 4	80,540	2,928	5,447	203	(10,490)	(389)	75,497	2,742
Total net increase (decrease)	$386,426	14,046	$601,032	22,291	$(807,966)	(29,170)	$179,492	7,167

Global Small Capitalization Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$161,105	7,595	$285,447	14,932	$(368,707)	(16,753)	$77,845	5,774
Class 2	54,521	2,619	445,999	23,986	(293,447)	(14,137)	207,073	12,468
Class 4	16,563	792	6,857	365	(8,311)	(402)	15,109	755
Total net increase (decrease)	$232,189	11,006	$738,303	39,283	$(670,465)	(31,292)	$300,027	18,997

Year ended December 31, 2015
Class 1	$513,999	19,169	$121,908	4,341	$(211,242)	(7,700)	$424,665	15,810
Class 2	80,928	3,206	208,071	7,558	(354,071)	(13,220)	(65,072)	(2,456)
Class 4	29,896	1,122	1,572	57	(6,551)	(252)	24,917	927
Total net increase (decrease)	$624,823	23,497	$331,551	11,956	$(571,864)	(21,172)	$384,510	14,281

Growth Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$458,166	7,079	$669,418	10,693	$(964,251)	(14,691)	$163,333	3,081
Class 2	177,712	2,745	1,349,846	21,732	(1,859,064)	(28,538)	(331,506)	(4,061)
Class 3	1,102	18	17,818	284	(27,723)	(425)	(8,803)	(123)
Class 4	75,062	1,167	39,264	638	(49,300)	(768)	65,026	1,037
Total net increase (decrease)	$712,042	11,009	$2,076,346	33,347	$(2,900,338)	(44,422)	$(111,950)	(66)

Year ended December 31, 2015
Class 1	$545,748	7,598	$1,516,077	22,116	$(1,366,376)	(18,624)	$695,449	11,090
Class 2	178,141	2,443	3,203,022	46,982	(2,197,881)	(29,528)	1,183,282	19,897
Class 3	783	11	43,350	629	(28,825)	(389)	15,308	251
Class 4	382,752	5,567	12,085	178	(12,814)	(184)	382,023	5,561
Total net increase (decrease)	$1,107,424	15,619	$4,774,534	69,905	$(3,605,896)	(48,725)	$2,276,062	36,799

See end of tables for footnote.

American Funds Insurance Series	183

International Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$502,624	29,474	$355,240	22,171	$(416,969)	(24,055)	$440,895	27,590
Class 2	190,542	11,247	385,917	24,231	(598,017)	(34,790)	(21,558)	688
Class 3	122	7	2,834	177	(5,902)	(343)	(2,946)	(159)
Class 4	25,077	1,477	5,458	345	(7,439)	(436)	23,096	1,386
Total net increase (decrease)	$718,365	42,205	$749,449	46,924	$(1,028,327)	(59,624)	$439,487	29,505

Year ended December 31, 2015
Class 1	$613,096	30,399	$260,327	13,102	$(308,218)	(15,161)	$565,205	28,340
Class 2	243,300	12,263	309,824	15,584	(460,836)	(22,675)	92,288	5,172
Class 3	591	29	2,600	130	(5,955)	(292)	(2,764)	(133)
Class 4	37,705	1,848	2,691	136	(6,576)	(332)	33,820	1,652
Total net increase (decrease)	$894,692	44,539	$575,442	28,952	$(781,585)	(38,460)	$688,549	35,031

New World Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$343,390	17,604	$17,686	901	$(250,303)	(12,858)	$110,773	5,647
Class 2	51,238	2,661	7,100	365	(149,682)	(7,790)	(91,344)	(4,764)
Class 4	71,177	3,754	1,465	75	(12,695)	(670)	59,947	3,159
Total net increase (decrease)	$465,805	24,019	$26,251	1,341	$(412,680)	(21,318)	$79,376	4,042

Year ended December 31, 2015
Class 1	$250,385	12,453	$97,239	4,794	$(74,017)	(3,664)	$273,607	13,583
Class 2	52,944	2,691	64,376	3,193	(146,327)	(7,294)	(29,007)	(1,410)
Class 4	120,968	6,065	7,051	351	(7,843)	(403)	120,176	6,013
Total net increase (decrease)	$424,297	21,209	$168,666	8,338	$(228,187)	(11,361)	$364,776	18,186

Blue Chip Income and Growth Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$986,168	74,990	$426,031	33,628	$(260,962)	(20,029)	$1,151,237	88,589
Class 2	42,572	3,274	328,996	26,334	(424,524)	(32,897)	(52,956)	(3,289)
Class 4	105,759	8,137	7,693	611	(18,601)	(1,441)	94,851	7,307
Total net increase (decrease)	$1,134,499	86,401	$762,720	60,573	$(704,087)	(54,367)	$1,193,132	92,607

Year ended December 31, 2015
Class 1	$452,522	32,801	$437,325	32,701	$(252,335)	(18,381)	$637,512	47,121
Class 2	32,390	2,382	416,386	31,379	(427,875)	(31,163)	20,901	2,598
Class 4	28,833	2,128	2,302	174	(5,348)	(390)	25,787	1,912
Total net increase (decrease)	$513,745	37,311	$856,013	64,254	$(685,558)	(49,934)	$684,200	51,631

184	American Funds Insurance Series

Global Growth and Income Fund

	Sales*		Reinvestments of dividends		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$292,208	23,201	$10,481	808	$ (49,576)	(3,887)	$253,113	20,122
Class 2	25,520	2,043	25,283	1,955	(199,986)	(15,865)	(149,183)	(11,867)
Class 4	12,357	989	257	20	(2,230)	(180)	10,384	829
Total net increase (decrease)	$330,085	26,233	$36,021	2,783	$(251,792)	(19,932)	$114,314	9,084

Year ended December 31, 2015
Class 1	$123,370	9,539	$ 5,769	464	$ (24,549)	(1,895)	$104,590	8,108
Class 2	31,965	2,464	30,016	2,406	(222,457)	(17,093)	(160,476)	(12,223)
Class 4	7,444	579	79	6	(4,032)	(318)	3,491	267
Total net increase (decrease)	$162,779	12,582	$35,864	2,876	$(251,038)	(19,306)	$(52,395)	(3,848)

Growth-Income Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$1,364,357	31,261	$1,429,866	34,358	$(830,642)	(18,888)	$1,963,581	46,731
Class 2	142,903	3,288	1,580,603	38,422	(1,561,195)	(35,880)	162,311	5,830
Class 3	1,293	30	19,402	467	(23,792)	(543)	(3,097)	(46)
Class 4	72,892	1,695	54,139	1,325	(35,791)	(829)	91,240	2,191
Total net increase (decrease)	$1,581,445	36,274	$3,084,010	74,572	$(2,451,420)	(56,140)	$2,214,035	54,706

Year ended December 31, 2015
Class 1	$1,314,853	26,814	$1,729,526	36,549	$(1,566,420)	(31,547)	$1,477,959	31,816
Class 2	145,682	2,979	2,183,497	46,507	(1,808,597)	(36,727)	520,582	12,759
Class 3	517	9	27,807	587	(26,339)	(533)	1,985	63
Class 4	400,638	8,616	12,432	270	(15,657)	(325)	397,413	8,561
Total net increase (decrease)	$1,861,690	38,418	$3,953,262	83,913	$(3,417,013)	(69,132)	$2,397,939	53,199

International Growth and Income Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$105,994	7,226	$26,726	1,853	$ (5,982)	(396)	$126,738	8,683
Class 2	17,101	1,182	7,312	508	(30,910)	(2,088)	(6,497)	(398)
Class 4	8,076	551	1,044	73	(3,762)	(258)	5,358	366
Total net increase (decrease)	$131,171	8,959	$35,082	2,434	$(40,654)	(2,742)	$125,599	8,651

Year ended December 31, 2015
Class 1	$15,184	932	$33,215	2,124	$ (9,326)	(556)	$ 39,073	2,500
Class 2	42,188	2,495	11,279	722	(19,855)	(1,216)	33,612	2,001
Class 4	17,667	1,083	1,248	81	(3,033)	(190)	15,882	974
Total net increase (decrease)	$75,039	4,510	$45,742	2,927	$(32,214)	(1,962)	$ 88,567	5,475

See end of tables for footnote.

American Funds Insurance Series	185

Capital Income Builder

	Sales*		Reinvestments of dividends				Repurchases*		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$95,122	9,946	$4,372		458		$(23,129)	(2,439)	$ 76,365	7,965
Class 2	144	15	2		—		(2)	—	144	15
Class 4	113,152	11,813	6,657		699		(20,474)	(2,162)	99,335	10,350
Total net increase (decrease)	$208,418	21,774	$11,031		1,157		$(43,605)	(4,601)	$175,844	18,330

Year ended December 31, 2015
Class 1	$61,778	6,412	$1,286		136		$ (1,229)	(132)	$ 61,835	6,416
Class 2	—	—	—	†	—	†	—	—	— †	— †
Class 4	111,713	11,396	3,002		315		(5,308)	(549)	109,407	11,162
Total net increase (decrease)	$173,491	17,808	$4,288		451		$ (6,537)	(681)	$171,242	17,578

Asset Allocation Fund

	Sales*		Reinvestments of dividends and distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$1,419,998	67,404	$510,045		24,119		$(436,287)	(20,771)	$1,493,756	70,752
Class 2	190,550	9,074	201,323		9,626		(504,479)	(24,294)	(112,606)	(5,594)
Class 3	672	32	1,439		68		(4,926)	(233)	(2,815)	(133)
Class 4	385,933	18,332	100,264		4,812		(163,695)	(7,917)	322,502	15,227
Total net increase (decrease)	$1,997,153	94,842	$813,071		38,625		$(1,109,387)	(53,215)	$1,700,837	80,252

Year ended December 31, 2015
Class 1	$1,535,220	71,399	$1,095,859		52,092		$(2,848,179)	(133,856)	$(217,100)	(10,365)
Class 2	124,804	5,833	461,066		22,110		(682,572)	(32,022)	(96,702)	(4,079)
Class 3	856	40	3,331		159		(4,803)	(223)	(616)	(24)
Class 4	2,429,290	115,496	40,855		1,991		(12,761)	(607)	2,457,384	116,880
Total net increase (decrease)	$4,090,170	192,768	$1,601,111		76,352		$(3,548,315)	(166,708)	$2,142,966	102,412

Global Balanced Fund

	Sales*		Reinvestments of dividends and distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$20,046	1,826	$ 939		85		$ (6,690)	(590)	$14,295	1,321
Class 2	22,939	2,066	2,226		201		(22,938)	(2,086)	2,227	181
Class 4	9,506	864	121		11		(652)	(59)	8,975	816
Total net increase (decrease)	$52,491	4,756	$3,286		297		$(30,280)	(2,735)	$25,497	2,318

Year ended December 31, 2015
Class 1	$16,784	1,513	$1,201		111		$ (5,668)	(512)	$12,317	1,112
Class 2	15,210	1,360	4,161		386		(21,309)	(1,924)	(1,938)	(178)
Class 4	659	60	9		1		(1)	— †	667	61
Total net increase (decrease)	$32,653	2,933	$5,371		498		$(26,978)	(2,436)	$11,046	995

186	American Funds Insurance Series

Bond Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$1,345,167	121,199	$148,075	13,631	$(420,052)	(38,234)	$1,073,190	96,596
Class 2	144,585	13,214	82,041	7,631	(444,145)	(40,888)	(217,519)	(20,043)
Class 4	57,784	5,273	1,763	164	(16,674)	(1,523)	42,873	3,914
Total net increase (decrease)	$1,547,536	139,686	$231,879	21,426	$(880,871)	(80,645)	$898,544	80,467

Year ended December 31, 2015
Class 1	$1,036,298	93,861	$213,571	19,839	$(300,859)	(27,378)	$949,010	86,322
Class 2	110,070	10,143	157,887	14,830	(551,976)	(50,779)	(284,019)	(25,806)
Class 4	43,727	4,005	1,711	160	(13,279)	(1,216)	32,159	2,949
Total net increase (decrease)	$1,190,095	108,009	$373,169	34,829	$(866,114)	(79,373)	$697,150	63,465

Global Bond Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$213,129	18,309	$10,956	974	$(159,412)	(13,652)	$64,673	5,631
Class 2	36,347	3,158	8,734	780	(156,676)	(13,741)	(111,595)	(9,803)
Class 4	10,946	954	76	7	(4,634)	(404)	6,388	557
Total net increase (decrease)	$260,422	22,421	$19,766	1,761	$(320,722)	(27,797)	$(40,534)	(3,615)

Year ended December 31, 2015
Class 1	$165,830	14,553	$33,954	3,037	$(282,448)	(25,245)	$(82,664)	(7,655)
Class 2	33,635	2,962	36,798	3,309	(158,924)	(14,073)	(88,491)	(7,802)
Class 4	3,452	304	128	12	(1,543)	(134)	2,037	182
Total net increase (decrease)	$202,917	17,819	$70,880	6,358	$(442,915)	(39,452)	$(169,118)	(15,275)

High-Income Bond Fund

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$69,042	6,945	$ 56,592	5,626	$(291,328)	(30,021)	$(165,694)	(17,450)
Class 2	22,831	2,394	47,007	4,738	(116,168)	(11,943)	(46,330)	(4,811)
Class 3	2,650	279	746	74	(3,553)	(365)	(157)	(12)
Class 4	90,979	8,413	1,283	120	(73,640)	(6,754)	18,622	1,779
Total net increase (decrease)	$185,502	18,031	$105,628	10,558	$(484,689)	(49,083)	$(193,559)	(20,494)

Year ended December 31, 2015
Class 1	$223,032	21,529	$ 65,080	6,936	$(148,108)	(14,222)	$140,004	14,243
Class 2	32,524	3,169	48,382	5,222	(137,078)	(13,259)	(56,172)	(4,868)
Class 3	2,044	194	742	79	(5,538)	(528)	(2,752)	(255)
Class 4	16,932	1,527	83	8	(16,023)	(1,447)	992	88
Total net increase (decrease)	$274,532	26,419	$114,287	12,245	$(306,747)	(29,456)	$82,072	9,208

See end of tables for footnotes.

American Funds Insurance Series	187

Mortgage Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$28,827	2,669	$7,933	749	$(38,385)	(3,569)	$(1,625)	(151)
Class 2	18,388	1,714	1,683	159	(15,825)	(1,473)	4,246	400
Class 4	14,879	1,395	227	22	(17,844)	(1,676)	(2,738)	(259)
Total net increase (decrease)	$62,094	5,778	$9,843	930	$(72,054)	(6,718)	$(117)	(10)

Year ended December 31, 2015
Class 1	$41,987	3,898	$7,999	754	$(67,729)	(6,313)	$(17,743)	(1,661)
Class 2	10,830	1,011	1,499	142	(5,502)	(512)	6,827	641
Class 4	15,842	1,482	168	16	(4,875)	(457)	11,135	1,041
Total net increase (decrease)	$68,659	6,391	$9,666	912	$(78,106)	(7,282)	$219	21

Ultra-Short Bond Fund

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$15,562	1,382	$—	—	$(17,527)	(1,556)	$(1,965)	(174)
Class 2	128,178	11,656	—	—	(133,142)	(12,108)	(4,964)	(452)
Class 3	2,647	238	—	—	(4,768)	(429)	(2,121)	(191)
Class 4	18,372	1,649	—	—	(21,287)	(1,911)	(2,915)	(262)
Total net increase (decrease)	$164,759	14,925	$—	—	$(176,724)	(16,004)	$(11,965)	(1,079)

Year ended December 31, 2015
Class 1	$19,088	1,694	$—	—	$(28,360)	(2,517)	$(9,272)	(823)
Class 2	133,190	12,075	—	—	(161,001)	(14,591)	(27,811)	(2,516)
Class 3	4,437	398	—	—	(5,921)	(532)	(1,484)	(134)
Class 4	30,215	2,699	—	—	(21,575)	(1,926)	8,640	773
Total net increase (decrease)	$186,930	16,866	$—	—	$(216,857)	(19,566)	$(29,927)	(2,700)

U.S. Government/AAA-Rated Securities Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$111,564	8,949	$52,411	4,280	$(89,943)	(7,217)	$74,032	6,012
Class 2	65,544	5,287	52,257	4,303	(160,525)	(13,019)	(42,724)	(3,429)
Class 3	1,568	125	368	30	(2,199)	(176)	(263)	(21)
Class 4	58,794	4,745	1,986	163	(48,646)	(3,930)	12,134	978
Total net increase (decrease)	$237,470	19,106	$107,022	8,776	$(301,313)	(24,342)	$43,179	3,540

Year ended December 31, 2015
Class 1	$70,484	5,630	$37,336	3,026	$(397,508)	(31,768)	$(289,688)	(23,112)
Class 2	24,610	1,988	37,280	3,053	(190,136)	(15,348)	(128,246)	(10,307)
Class 3	1,477	118	266	21	(3,640)	(290)	(1,897)	(151)
Class 4	50,075	4,027	847	69	(25,031)	(2,017)	25,891	2,079
Total net increase (decrease)	$146,646	11,763	$75,729	6,169	$(616,315)	(49,423)	$(393,940)	(31,491)

188	American Funds Insurance Series

Managed Risk Growth Fund

	Sales*			Reinvestments of dividends and distributions			Repurchases*			Net increase
Share class	Amount	Shares		Amount	Shares		Amount		Shares	Amount	Shares

Year ended December 31, 2016
Class P1	$492	46		$60	6			$(168)	(16)	$384	36
Class P2	63,452	5,983		15,282	1,507			(14,771)	(1,388)	63,963	6,102
Total net increase (decrease)	$63,944	6,029		$15,342	1,513			$(14,939)	(1,404)	$64,347	6,138

Year ended December 31, 2015
Class P1	$308	27		$—	—			$(70)	(6)	$238	21
Class P2	74,489	6,445		—	—			(7,945)	(689)	66,544	5,756
Total net increase (decrease)	$74,797	6,472		$—	—			$(8,015)	(695)	$66,782	5,777

Managed Risk International Fund

	Sales*			Reinvestments of dividends and distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares		Amount	Shares			Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class P1	$41	4		$6	1			$(53)	(6)	$(6)	(1)
Class P2	25,545	2,830		3,022	346			(8,610)	(948)	19,957	2,228
Total net increase (decrease)	$25,586	2,834		$3,028	347			$(8,663)	(954)	$19,951	2,227

Year ended December 31, 2015
Class P1	$44	5		$ —†	—	†	$	—†	— †	$44	5
Class P2	46,083	4,510		14	2			(2,628)	(265)	43,469	4,247
Total net increase (decrease)	$46,127	4,515		$14	2			$(2,628)	(265)	$43,513	4,252

Managed Risk Blue Chip Income and Growth Fund

	Sales*			Reinvestments of dividends and distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares			Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class P1	$60	6		$13	1			$(20)	(2)	$53	5
Class P2	139,800	12,424		9,285	848			(10,609)	(952)	138,476	12,320
Total net increase (decrease)	$139,860	12,430		$9,298	849			$(10,629)	(954)	$138,529	12,325

Year ended December 31, 2015
Class P1	$2	—	†	$1	—	†		$(22)	(1)	$(19)	(1)
Class P2	70,110	6,160		529	48			(20,979)	(1,845)	49,660	4,363
Total net increase (decrease)	$70,112	6,160		$530	48			$(21,001)	(1,846)	$49,641	4,362

See end of tables for footnotes.

American Funds Insurance Series	189

Managed Risk Growth-Income Fund

	Sales*		Reinvestments of dividends and distributions			Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class P1	$746	68	$79	7		$(343)	(31)	$482	44
Class P2	41,955	3,864	10,093	964		(13,341)	(1,227)	38,707	3,601
Total net increase (decrease)	$42,701	3,932	$10,172	971		$(13,684)	(1,258)	$39,189	3,645

Year ended December 31, 2015
Class P1	$623	53	$3	—	†	$(17)	(1)	$609	52
Class P2	57,640	4,977	64	6		(7,010)	(604)	50,694	4,379
Total net increase (decrease)	$58,263	5,030	$67	6		$(7,027)	(605)	$51,303	4,431

Managed Risk Asset Allocation Fund

	Sales*		Reinvestments of dividends and distributions			Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class P1	$443,537	37,855	$45,747	3,957		$(14,583)	(1,270)	$474,701	40,542
Class P2	369,887	31,502	92,019	7,990		(131,962)	(11,243)	329,944	28,249
Total net increase (decrease)	$813,424	69,357	$137,766	11,947		$(146,545)	(12,513)	$804,645	68,791

Year ended December 31, 2015
Class P1	$452,013	37,546	$18,473	1,532		$(10,594)	(913)	$459,892	38,165
Class P2	355,940	29,485	68,001	5,622		(161,379)	(13,400)	262,562	21,707
Total net increase (decrease)	$807,953	67,031	$86,474	7,154		$(171,973)	(14,313)	$722,454	59,872

* Includes exchanges between share classes of the fund.

† Amount less than one thousand.

10. Investment transactions and other disclosures

The following tables present additional information for each of the funds for the year ended December 31, 2016 (dollars in thousands):

		Global				Blue Chip
	Global	Small			New	Income and
	Growth	Capitalization	Growth	International	World	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities*	$1,328,598	$1,212,532	$5,305,088	$2,155,313	$947,952	$2,465,937
Sales of investment securities*	1,690,748	1,227,514	7,793,726	2,298,365	777,913	2,175,803
Non-U.S. taxes paid on dividend income	5,023	1,690	2,942	8,720	2,199	67
Non-U.S. taxes paid on interest income	—	—	—	4	69	—
Non-U.S. taxes paid on realized gains	—	—	—	990	727	—
Non-U.S. taxes provided on unrealized gains	242	33	—	267	194	—
Dividends from affiliated issuers	—	128	2,166	—	—	—
Net realized (loss) gain from affiliated issuers	—	(16,988)	45,373	—	—	—

190	American Funds Insurance Series

	Global		International
	Growth	Growth-	Growth		Capital	Asset	Global
	and Income	Income	and Income		Income	Allocation	Balanced
	Fund	Fund	Fund		Builder	Fund	Fund
Purchases of investment securities*	$1,099,788	$5,791,793	$434,541		$298,814	$14,470,723	$137,793
Sales of investment securities*	982,714	6,476,464	309,397		148,547	13,677,192	130,358
Non-U.S. taxes paid on dividend income	2,287	1,433	2,631		331	3,926	163
Non-U.S. taxes paid on interest income	—	—	34		—	—	9
Non-U.S. taxes paid on realized gains	8	—	2		—	—	5
Non-U.S. taxes provided on unrealized gains	70	122	25		—	108	3

							U.S.
			High-				Government/
		Global	Income			Ultra-Short	AAA-Rated
	Bond	Bond	Bond		Mortgage	Bond	Securities
	Fund	Fund	Fund		Fund	Fund	Fund
Purchases of investment securities*	$30,989,482	$3,030,346	$1,443,624		$2,384,131	$15,000	$9,089,706
Sales of investment securities*	30,056,008	2,928,902	1,536,214		2,375,674	15,000	9,325,556
Non-U.S. taxes paid on dividend income	—	—	—	†	—	—	—
Non-U.S. taxes paid on interest income	98	198	13		—	—	—
Non-U.S. taxes paid on realized gains	69	119	—		—	—	—
Non-U.S. taxes provided on unrealized gains	10	188	5		—	—	—

			Managed		Managed	Managed
	Managed	Managed	Risk Blue		Risk	Risk
	Risk	Risk	Chip Income		Growth-	Asset
	Growth	International	and Growth		Income	Allocation
	Fund	Fund	Fund		Fund	Fund
Purchases of investment securities*	$76,267	$40,452	$150,571		$56,720	$761,257
Sales of investment securities*	23,369	21,680	17,547		18,702	77,327
Non-U.S. taxes paid on dividend income	—	—	—		—	—
Dividends from affiliated issuers	1,785	1,447	5,221		2,411	57,654
Net realized (loss) gain from affiliated issuers	(4,648)	(5,472)	(1,377)		(3,198)	2,977

* Excludes short-term securities and U.S. government obligations, if any.

† Amount less than one thousand.

11. Ownership concentration

At December 31, 2016, CRMC held aggregate ownership of 12% of the outstanding shares of Global Balanced Fund. The ownership represents the seed money invested in the fund when the fund began operations. In addition, American Funds Insurance Series -Portfolio Series - Managed Risk Global Allocation Portfolio and American Funds Insurance Series - Portfolio Series - Managed Risk Growth and Income Portfolio held 13% and 33% of the outstanding shares of Global Balanced Fund and Capital Income Builder, respectively.

American Funds Insurance Series	191

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth Fund

Class 1:
12/31/16	$26.39	$ .25	$ (.14)	$ .11	$(.29)	$(2.16)	$(2.45)	$24.05	.87%	$1,630		.56%		1.00%
12/31/15	27.48	.25	1.80	2.05	(.35)	(2.79)	(3.14)	26.39	7.24	1,626		.55		.90
12/31/14	30.11	.31 [2]	.40	.71	(.40)	(2.94)	(3.34)	27.48	2.52	1,558		.55		1.08 [2]
12/31/13	23.58	.31	6.62	6.93	(.40)	—	(.40)	30.11	29.51	1,508		.55		1.17
12/31/12	19.40	.30	4.14	4.44	(.26)	—	(.26)	23.58	22.89	1,466		.56		1.38
Class 2:
12/31/16	26.19	.18	(.14)	.04	(.22)	(2.16)	(2.38)	23.85	.62	3,483		.81		.76
12/31/15	27.30	.18	1.78	1.96	(.28)	(2.79)	(3.07)	26.19	6.94	3,817		.80		.66
12/31/14	29.92	.24 [2]	.41	.65	(.33)	(2.94)	(3.27)	27.30	2.31	3,992		.80		.85 [2]
12/31/13	23.44	.24	6.58	6.82	(.34)	—	(.34)	29.92	29.18	4,379		.80		.91
12/31/12	19.29	.24	4.11	4.35	(.20)	—	(.20)	23.44	22.56	3,723		.81		1.13
Class 4:
12/31/16	26.16	.12	(.14)	(.02)	(.17)	(2.16)	(2.33)	23.81	.37	94		1.06		.50
12/31/15	27.34	.09	1.81	1.90	(.29)	(2.79)	(3.08)	26.16	6.69	91		1.05		.34
12/31/14	30.07	.07 [2]	.50	.57	(.36)	(2.94)	(3.30)	27.34	2.01	19		1.05		.26 [2]
12/31/13	23.58	.13	6.77	6.90	(.41)	—	(.41)	30.07	29.36	1		1.06		.43
12/31/12[3,4]	23.53	.01	.29	.30	(.25)	—	(.25)	23.58	1.27 [5,6]	—	[7]	.02	[5,6]	.04 [5,6]

Global Small Capitalization Fund

Class 1:
12/31/16	$24.41	$ .12	$ .17	$ .29	$(.11)	$(4.35)	$(4.46)	$20.24	2.35%	$1,532		.74%		.57%
12/31/15	26.09	.04	.36	.40	—	(2.08)	(2.08)	24.41	.50	1,706		.73		.15
12/31/14	25.69	.09	.52	.61	(.09)	(.12)	(.21)	26.09	2.36	1,411		.74		.34
12/31/13	20.16	.04	5.70	5.74	(.21)	—	(.21)	25.69	28.60	1,241		.74		.17
12/31/12	17.28	.09	3.09	3.18	(.30)	—	(.30)	20.16	18.51	1,019		.75		.46
Class 2:
12/31/16	23.90	.07	.15	.22	(.05)	(4.35)	(4.40)	19.72	2.10	2,303		.99		.31
12/31/15	25.64	(.03)	.37	.34	—	(2.08)	(2.08)	23.90	.27	2,492		.98		(.10)
12/31/14	25.25	.03	.51	.54	(.03)	(.12)	(.15)	25.64	2.12	2,738		.99		.10
12/31/13	19.86	(.01)	5.60	5.59	(.20)	—	(.20)	25.25	28.28	2,955		.99		(.05)
12/31/12	17.04	.04	3.03	3.07	(.25)	—	(.25)	19.86	18.18	2,603		1.00		.20
Class 4:
12/31/16	24.11	.01	.16	.17	(.02)	(4.35)	(4.37)	19.91	1.85	42		1.24		.03
12/31/15	25.92	(.10)	.37	.27	—	(2.08)	(2.08)	24.11	(.02)	34		1.23		(.37)
12/31/14	25.57	(.05)	.54	.49	(.02)	(.12)	(.14)	25.92	1.88	12		1.24		(.17)
12/31/13	20.16	(.12)	5.74	5.62	(.21)	—	(.21)	25.57	28.01	4		1.24		(.50)
12/31/12[3,4]	19.68	.01	.54	.55	(.07)	—	(.07)	20.16	2.80 [5,6]	—	[7]	.04	[5,6]	.04 [5,6]

192	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
12/31/16	$68.02	$ .67		$ 5.40	$ 6.07	$ (.67)	$ (6.13)	$ (6.80)	$67.29	9.77%	$6,931		.35%		1.03%
12/31/15	80.15	.64		5.08	5.72	(.61)	(17.24)	(17.85)	68.02	7.12	6,796		.35		.87
12/31/14	78.54	.88	[2]	5.79	6.67	(1.16)	(3.90)	(5.06)	80.15	8.78	7,118		.35		1.12	[2]
12/31/13	60.90	.64		17.84	18.48	(.84)	—	(.84)	78.54	30.43	7,003		.35		.93
12/31/12	52.07	.63		8.83	9.46	(.63)	—	(.63)	60.90	18.19	7,116		.35		1.10
Class 2:
12/31/16	67.69	.51		5.36	5.87	(.51)	(6.13)	(6.64)	66.92	9.49	13,978		.60		.78
12/31/15	79.84	.46		5.06	5.52	(.43)	(17.24)	(17.67)	67.69	6.86	14,414		.60		.62
12/31/14	77.94	.68	[2]	5.75	6.43	(.63)	(3.90)	(4.53)	79.84	8.51	15,413		.60		.87	[2]
12/31/13	60.45	.47		17.68	18.15	(.66)	—	(.66)	77.94	30.11	16,334		.60		.68
12/31/12	51.68	.47		8.77	9.24	(.47)	—	(.47)	60.45	17.89	14,911		.60		.83
Class 3:
12/31/16	68.37	.56		5.42	5.98	(.55)	(6.13)	(6.68)	67.67	9.56	183		.53		.85
12/31/15	80.47	.51		5.11	5.62	(.48)	(17.24)	(17.72)	68.37	6.92	194		.53		.69
12/31/14	78.62	.74	[2]	5.79	6.53	(.78)	(3.90)	(4.68)	80.47	8.58	208		.53		.94	[2]
12/31/13	60.97	.52		17.84	18.36	(.71)	—	(.71)	78.62	30.20	216		.53		.75
12/31/12	52.13	.53		8.83	9.36	(.52)	—	(.52)	60.97	17.97	189		.53		.92
Class 4:
12/31/16	67.26	.34		5.32	5.66	(.38)	(6.13)	(6.51)	66.41	9.22	458		.85		.53
12/31/15	79.74	.29		5.02	5.31	(.55)	(17.24)	(17.79)	67.26	6.59	394		.85		.42
12/31/14	78.32	.37	[2]	5.87	6.24	(.92)	(3.90)	(4.82)	79.74	8.25	24		.85		.47	[2]
12/31/13	60.90	.29		17.90	18.19	(.77)	—	(.77)	78.32	29.96	5		.85		.40
12/31/12[3,4]	60.55	.03		.78	.81	(.46)	—	(.46)	60.90	1.33 [5,6]	—	[7]	.02	[5,6]	.05	[5,6]

International Fund

Class 1:
12/31/16	$18.08	$ .27		$ .30	$ .57	$ (.28)	$ (1.55)	$ (1.83)	$16.82	3.78%	$3,652		.54%		1.57%
12/31/15	20.35	.29		(1.03)	(.74)	(.35)	(1.18)	(1.53)	18.08	(4.25)	3,427		.54		1.41
12/31/14	21.22	.30		(.81)	(.51)	(.36)	—	(.36)	20.35	(2.41)	3,282		.54		1.43
12/31/13	17.68	.27		3.59	3.86	(.32)	—	(.32)	21.22	21.91	3,324		.54		1.41
12/31/12	15.21	.30		2.47	2.77	(.30)	—	(.30)	17.68	18.21	3,618		.54		1.81
Class 2:
12/31/16	18.02	.23		.30	.53	(.24)	(1.55)	(1.79)	16.76	3.53	3,710		.79		1.35
12/31/15	20.29	.24		(1.03)	(.79)	(.30)	(1.18)	(1.48)	18.02	(4.53)	3,978		.79		1.17
12/31/14	21.15	.25		(.81)	(.56)	(.30)	—	(.30)	20.29	(2.65)	4,374		.79		1.19
12/31/13	17.62	.22		3.58	3.80	(.27)	—	(.27)	21.15	21.64	5,916		.79		1.15
12/31/12	15.16	.26		2.45	2.71	(.25)	—	(.25)	17.62	17.91	5,465		.79		1.57
Class 3:
12/31/16	18.11	.24		.30	.54	(.25)	(1.55)	(1.80)	16.85	3.57	27		.72		1.42
12/31/15	20.38	.25		(1.03)	(.78)	(.31)	(1.18)	(1.49)	18.11	(4.44)	32		.72		1.24
12/31/14	21.24	.27		(.82)	(.55)	(.31)	—	(.31)	20.38	(2.56)	38		.72		1.28
12/31/13	17.70	.23		3.59	3.82	(.28)	—	(.28)	21.24	21.67	46		.72		1.22
12/31/12	15.23	.27		2.47	2.74	(.27)	—	(.27)	17.70	17.97	44		.72		1.65
Class 4:
12/31/16	17.93	.18		.29	.47	(.21)	(1.55)	(1.76)	16.64	3.21	66		1.04		1.03
12/31/15	20.23	.17		(1.00)	(.83)	(.29)	(1.18)	(1.47)	17.93	(4.75)	46		1.04		.88
12/31/14	21.16	.07		(.68)	(.61)	(.32)	—	(.32)	20.23	(2.88)	18		1.04		.31
12/31/13	17.68	(.01)		3.79	3.78	(.30)	—	(.30)	21.16	21.48	2		1.04		(.07)
12/31/12[3,4]	17.79	.01		.16	.17	(.28)	—	(.28)	17.68	.98 [5,6]	—	[7]	.02	[5,6]	.05	[5,6]

See end of tables for footnotes.

American Funds Insurance Series	193

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

New World Fund

Class 1:
12/31/16	$18.87	$ .24		$ .81	$ 1.05	$(.20)	$ —	$ (.20)	$19.72	5.59%	$1,743		.78%		1.25%
12/31/15	20.72	.19		(.71)	(.52)	(.17)	(1.16)	(1.33)	18.87	(2.96)	1,562		.79		.92
12/31/14	25.08	.29	[2]	(1.92)	(1.63)	(.29)	(2.44)	(2.73)	20.72	(7.63)	1,433		.78		1.23	[2]
12/31/13	22.93	.34		2.31	2.65	(.39)	(.11)	(.50)	25.08	11.66	1,388		.78		1.45
12/31/12	19.65	.33		3.23	3.56	(.28)	—	(.28)	22.93	18.13	1,140		.79		1.54
Class 2:
12/31/16	18.71	.19		.79	.98	(.15)	—	(.15)	19.54	5.26	911		1.03		1.00
12/31/15	20.54	.14		(.69)	(.55)	(.12)	(1.16)	(1.28)	18.71	(3.14)	961		1.04		.68
12/31/14	24.88	.24	[2]	(1.91)	(1.67)	(.23)	(2.44)	(2.67)	20.54	(7.87)	1,084		1.03		1.01	[2]
12/31/13	22.75	.28		2.29	2.57	(.33)	(.11)	(.44)	24.88	11.38	1,307		1.03		1.22
12/31/12	19.50	.28		3.19	3.47	(.22)	—	(.22)	22.75	17.82	1,378		1.04		1.31
Class 4:
12/31/16	18.69	.14		.80	.94	(.12)	—	(.12)	19.51	5.04	240		1.28		.75
12/31/15	20.56	.08		(.68)	(.60)	(.11)	(1.16)	(1.27)	18.69	(3.37)	171		1.29		.39
12/31/14	24.99	.09	[2]	(1.83)	(1.74)	(.25)	(2.44)	(2.69)	20.56	(8.13)	64		1.28		.40	[2]
12/31/13	22.93	.14		2.41	2.55	(.38)	(.11)	(.49)	24.99	11.20	8		1.29		.56
12/31/12[3,4]	22.83	.01		.35	.36	(.26)	—	(.26)	22.93	1.58 [5,6]	—	[7]	.04	[5,6]	.04	[5,6]

Blue Chip Income and Growth Fund

Class 1:
12/31/16	$12.62	$ .31		$ 1.97	$ 2.28	$(.29)	$ (1.08)	$ (1.37)	$13.53	19.06%	$5,099		.41%		2.39%
12/31/15	14.69	.31		(.64)	(.33)	(.29)	(1.45)	(1.74)	12.62	(2.72)	3,638		.41		2.23
12/31/14	13.12	.46	[2]	1.59	2.05	(.48)	—	(.48)	14.69	15.69	3,542		.42		3.31	[2]
12/31/13	10.05	.27		3.06	3.33	(.26)	—	(.26)	13.12	33.26	2,814		.42		2.27
12/31/12	9.00	.24		1.04	1.28	(.23)	—	(.23)	10.05	14.18	1,357		.43		2.41
Class 2:
12/31/16	12.51	.28		1.94	2.22	(.26)	(1.08)	(1.34)	13.39	18.70	3,412		.66		2.16
12/31/15	14.57	.27		(.62)	(.35)	(.26)	(1.45)	(1.71)	12.51	(2.93)	3,228		.66		1.97
12/31/14	13.02	.44	[2]	1.55	1.99	(.44)	—	(.44)	14.57	15.36	3,722		.67		3.14	[2]
12/31/13	9.97	.23		3.05	3.28	(.23)	—	(.23)	13.02	33.00	3,755		.67		2.03
12/31/12	8.93	.21		1.03	1.24	(.20)	—	(.20)	9.97	13.88	3,382		.68		2.17
Class 4:
12/31/16	12.53	.24		1.96	2.20	(.26)	(1.08)	(1.34)	13.39	18.49	132		.91		1.81
12/31/15	14.63	.24		(.63)	(.39)	(.26)	(1.45)	(1.71)	12.53	(3.21)	32		.91		1.75
12/31/14	13.12	.34	[2]	1.63	1.97	(.46)	—	(.46)	14.63	15.13	9		.92		2.33	[2]
12/31/13	10.05	.18		3.15	3.33	(.26)	—	(.26)	13.12	33.27	—	[7]	.86		1.39
12/31/12[3,4]	10.20	.01		.03	.04	(.19)	—	(.19)	10.05	.38 [5,6]	—	[7]	.02	[5,6]	.10	[5,6]

194	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth and Income Fund

Class 1:
12/31/16	$12.35	$ .33		$ .61	$ .94	$(.27)	$ —	$(.27)	$13.02	7.61%	$ 571		.63%		2.58%
12/31/15	12.78	.26		(.40)	(.14)	(.29)	—	(.29)	12.35	(1.14)	293		.64		2.04
12/31/14	12.53	.43	[2]	.31	.74	(.49)	—	(.49)	12.78	6.00	200		.63		3.34	[2]
12/31/13	10.56	.39		2.00	2.39	(.42)	—	(.42)	12.53	22.81	206		.62		3.35
12/31/12	9.20	.25		1.39	1.64	(.28)	—	(.28)	10.56	17.93	180		.62		2.56
Class 2:
12/31/16	12.33	.23		.67	.90	(.23)	—	(.23)	13.00	7.34	1,405		.88		1.85
12/31/15	12.75	.24		(.41)	(.17)	(.25)	—	(.25)	12.33	(1.34)	1,479		.89		1.84
12/31/14	12.51	.41	[2]	.29	.70	(.46)	—	(.46)	12.75	5.64	1,685		.88		3.22	[2]
12/31/13	10.54	.36		2.00	2.36	(.39)	—	(.39)	12.51	22.54	1,822		.87		3.09
12/31/12	9.19	.23		1.38	1.61	(.26)	—	(.26)	10.54	17.56	1,837		.87		2.31
Class 4:
12/31/16	12.26	.20		.66	.86	(.23)	—	(.23)	12.89	7.04	16		1.13		1.56
12/31/15	12.71	.19		(.39)	(.20)	(.25)	—	(.25)	12.26	(1.60)	5		1.14		1.46
12/31/14	12.50	.30	[2]	.37	.67	(.46)	—	(.46)	12.71	5.41	1		1.13		2.30	[2]
12/31/13	10.55	.28		2.09	2.37	(.42)	—	(.42)	12.50	22.60	1		1.12		2.27
12/31/12[3,4]	10.64	.01		.13	.14	(.23)	—	(.23)	10.55	1.27 [5,6]	—	[7]	.03	[5,6]	.08	[5,6]

Growth-Income Fund

Class 1:
12/31/16	$45.40	$ .79		$ 4.09	$ 4.88	$(.75)	$(5.12)	$(5.87)	$44.41	11.80%	$12,588		.29%		1.79%
12/31/15	52.76	.79		.37	1.16	(.75)	(7.77)	(8.52)	45.40	1.72	10,747		.29		1.59
12/31/14	50.72	.81		4.57	5.38	(.80)	(2.54)	(3.34)	52.76	10.91	10,812		.29		1.56
12/31/13	38.48	.66		12.31	12.97	(.73)	—	(.73)	50.72	33.82	9,857		.29		1.49
12/31/12	33.27	.66		5.25	5.91	(.70)	—	(.70)	38.48	17.79	9,782		.29		1.79
Class 2:
12/31/16	45.04	.67		4.05	4.72	(.64)	(5.12)	(5.76)	44.00	11.51	12,854		.54		1.54
12/31/15	52.41	.66		.37	1.03	(.63)	(7.77)	(8.40)	45.04	1.45	12,895		.54		1.34
12/31/14	50.40	.67		4.55	5.22	(.67)	(2.54)	(3.21)	52.41	10.63	14,337		.54		1.31
12/31/13	38.24	.55		12.23	12.78	(.62)	—	(.62)	50.40	33.50	14,980		.54		1.25
12/31/12	33.07	.56		5.22	5.78	(.61)	—	(.61)	38.24	17.48	13,403		.54		1.53
Class 3:
12/31/16	45.46	.71		4.09	4.80	(.67)	(5.12)	(5.79)	44.47	11.59	156		.47		1.61
12/31/15	52.82	.70		.37	1.07	(.66)	(7.77)	(8.43)	45.46	1.53	161		.47		1.41
12/31/14	50.77	.71		4.59	5.30	(.71)	(2.54)	(3.25)	52.82	10.71	185		.47		1.38
12/31/13	38.52	.58		12.32	12.90	(.65)	—	(.65)	50.77	33.58	193		.47		1.32
12/31/12	33.30	.59		5.26	5.85	(.63)	—	(.63)	38.52	17.59	168		.47		1.60
Class 4:
12/31/16	44.82	.56		4.02	4.58	(.55)	(5.12)	(5.67)	43.73	11.25	495		.79		1.29
12/31/15	52.39	.58		.33	.91	(.71)	(7.77)	(8.48)	44.82	1.21	410		.79		1.25
12/31/14	50.56	.58		4.51	5.09	(.72)	(2.54)	(3.26)	52.39	10.34	30		.79		1.11
12/31/13	38.47	.45		12.33	12.78	(.69)	—	(.69)	50.56	33.32	3		.79		.96
12/31/12[3,4]	38.65	.01		.39	.40	(.58)	—	(.58)	38.47	1.02 [5,6]	—	[7]	.01	[5,6]	.03	[5,6]

See end of tables for footnotes.

American Funds Insurance Series	195

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

International Growth and Income Fund

Class 1:
12/31/16	$14.72	$.43		$ (.19)	$ .24	$ (.42)	$(.06)	$(.48)	$14.48	1.71%	$820		.68%		2.93%
12/31/15	16.27	.42		(1.25)	(.83)	(.38)	(.34)	(.72)	14.72	(5.34)	707		.68		2.60
12/31/14	17.48	.58	[2]	(1.09)	(.51)	(.53)	(.17)	(.70)	16.27	(2.93)	740		.68		3.32	[2]
12/31/13	15.29	.44		2.50	2.94	(.47)	(.28)	(.75)	17.48	19.39	696		.69		2.63
12/31/12	13.40	.37		1.89	2.26	(.37)	—	(.37)	15.29	16.84	203		.74		2.50
Class 2:
12/31/16	14.68	.40		(.21)	.19	(.38)	(.06)	(.44)	14.43	1.44	244		.93		2.72
12/31/15	16.22	.38		(1.24)	(.86)	(.34)	(.34)	(.68)	14.68	(5.60)	254		.93		2.32
12/31/14	17.43	.56	[2]	(1.10)	(.54)	(.50)	(.17)	(.67)	16.22	(3.15)	248		.93		3.21	[2]
12/31/13	15.25	.38		2.51	2.89	(.43)	(.28)	(.71)	17.43	19.09	257		.94		2.28
12/31/12	13.37	.40		1.81	2.21	(.33)	—	(.33)	15.25	16.50	225		.99		2.77
Class 4:
12/31/16	14.63	.36		(.19)	.17	(.36)	(.06)	(.42)	14.38	1.18	37		1.18		2.43
12/31/15	16.19	.33		(1.23)	(.90)	(.32)	(.34)	(.66)	14.63	(5.82)	32		1.18		2.02
12/31/14	17.45	.26	[2]	(.85)	(.59)	(.50)	(.17)	(.67)	16.19	(3.39)	20		1.18		1.52	[2]
12/31/13	15.29	.03		2.87	2.90	(.46)	(.28)	(.74)	17.45	19.16	1		1.19		.18
12/31/12[3,4]	15.56	.01		.09	.10	(.37)	—	(.37)	15.29	.62 [5,6]	—	[7]	.04	[5,6]	.07	[5,6]

Capital Income Builder

Class 1:
12/31/16	$ 9.40	$.32		$ .07	$ .39	$ (.33)	$ —	$(.33)	$ 9.46	4.17%	$156		.54%		3.39%
12/31/15	9.81	.28		(.40)	(.12)	(.29)	—	(.29)	9.40	(1.23)	80		.56		2.88
12/31/14[3,8]	10.00	.19		(.18)	.01	(.19)	(.01)	(.20)	9.81	.12 [5]	20		.56	[9]	2.87	[9]
Class 2:
12/31/16	9.40	.27		.11	.38	(.32)	—	(.32)	9.46	4.08	—	[7]	.80		2.82
12/31/15	9.81	.31		(.43)	(.12)	(.29)	—	(.29)	9.40	(1.23)[6]	—	[7]	.46	[6]	3.12	[6]
12/31/14[3,8]	10.00	.20		(.19)	.01	(.19)	(.01)	(.20)	9.81	.12 [5,6]	—	[7]	.47	[6,9]	2.94	[6,9]
Class 4:
12/31/16	9.38	.27		.08	.35	(.28)	—	(.28)	9.45	3.78	256		1.04		2.88
12/31/15	9.80	.25		(.42)	(.17)	(.25)	—	(.25)	9.38	(1.79)	157		1.05		2.55
12/31/14[3,8]	10.00	.14		(.16)	(.02)	(.17)	(.01)	(.18)	9.80	(.21)[5]	55		1.06	[9]	2.08	[9]

196	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Asset Allocation Fund

Class 1:
12/31/16	$20.62	$ .42		$ 1.54	$ 1.96	$(.39)	$ (.51)	$ (.90)	$21.68	9.69%	$13,008		.29%		1.97%
12/31/15	22.23	.40		(.02)	.38	(.40)	(1.59)	(1.99)	20.62	1.64	10,913		.29		1.85
12/31/14	22.49	.44		.81	1.25	(.39)	(1.12)	(1.51)	22.23	5.66	11,997		.30		1.95
12/31/13	18.43	.35		4.07	4.42	(.36)	—	(.36)	22.49	24.04	10,515		.31		1.71
12/31/12	16.17	.37		2.28	2.65	(.39)	—	(.39)	18.43	16.44	7,199		.31		2.11
Class 2:
12/31/16	20.45	.36		1.53	1.89	(.34)	(.51)	(.85)	21.49	9.41	5,144		.54		1.72
12/31/15	22.06	.34		(.01)	.33	(.35)	(1.59)	(1.94)	20.45	1.40	5,008		.54		1.60
12/31/14	22.33	.37		.81	1.18	(.33)	(1.12)	(1.45)	22.06	5.40	5,494		.55		1.69
12/31/13	18.31	.30		4.03	4.33	(.31)	—	(.31)	22.33	23.69	5,760		.56		1.47
12/31/12	16.06	.33		2.27	2.60	(.35)	—	(.35)	18.31	16.19	5,225		.56		1.86
Class 3:
12/31/16	20.64	.38		1.54	1.92	(.35)	(.51)	(.86)	21.70	9.49	35		.47		1.79
12/31/15	22.25	.36		(.02)	.34	(.36)	(1.59)	(1.95)	20.64	1.46	36		.47		1.67
12/31/14	22.51	.39		.81	1.20	(.34)	(1.12)	(1.46)	22.25	5.47	40		.48		1.76
12/31/13	18.45	.32		4.06	4.38	(.32)	—	(.32)	22.51	23.81	42		.49		1.54
12/31/12	16.18	.34		2.29	2.63	(.36)	—	(.36)	18.45	16.28	38		.49		1.93
Class 4:
12/31/16	20.40	.31		1.53	1.84	(.30)	(.51)	(.81)	21.43	9.16	2,861		.79		1.47
12/31/15	22.11	.30		(.02)	.28	(.40)	(1.59)	(1.99)	20.40	1.14	2,414		.79		1.45
12/31/14	22.46	.34		.79	1.13	(.36)	(1.12)	(1.48)	22.11	5.16	32		.80		1.55
12/31/13	18.43	.27		4.12	4.39	(.36)	—	(.36)	22.46	23.89	1		.79		1.22
12/31/12[3,4]	18.52	.01		.21	.22	(.31)	—	(.31)	18.43	1.17 [5,6]	—	[7]	.01	[5,6]	.08	[5,6]

Global Balanced Fund

Class 1:
12/31/16	$10.74	$ .19		$ .32	$ .51	$(.17)	$ —	$ (.17)	$11.08	4.73%	$ 64		.72%		1.73%
12/31/15	11.11	.20		(.28)	(.08)	(.14)	(.15)	(.29)	10.74	(.69)	47		.72		1.80
12/31/14	11.37	.25	[2]	(.03)	.22	(.18)	(.30)	(.48)	11.11	1.87	37		.71		2.14	[2]
12/31/13	10.34	.22		1.07	1.29	(.18)	(.08)	(.26)	11.37	12.56	36		.70		2.05
12/31/12	9.35	.20		.98	1.18	(.19)	—	(.19)	10.34	12.58	32		.72		2.00
Class 2:
12/31/16	10.72	.16		.32	.48	(.14)	—	(.14)	11.06	4.48	178		.97		1.48
12/31/15	11.09	.18		(.28)	(.10)	(.12)	(.15)	(.27)	10.72	(.95)	171		.97		1.60
12/31/14	11.35	.22	[2]	(.03)	.19	(.15)	(.30)	(.45)	11.09	1.63	179		.96		1.88	[2]
12/31/13	10.33	.20		1.06	1.26	(.16)	(.08)	(.24)	11.35	12.23	156		.95		1.79
12/31/12	9.35	.17		.97	1.14	(.16)	—	(.16)	10.33	12.24	119		.97		1.76
Class 4:
12/31/16	10.69	.12		.33	.45	(.14)	—	(.14)	11.00	4.21	10		1.24		1.12
12/31/15	11.09	.06		(.17)	(.11)	(.14)	(.15)	(.29)	10.69	(1.00)	1		1.34		.58
12/31/14	11.35	.24	[2]	(.02)	.22	(.18)	(.30)	(.48)	11.09	1.88 [6]	—	[7]	.67	[6]	2.07	[2,6]
12/31/13	10.33	.22		1.06	1.28	(.18)	(.08)	(.26)	11.35	12.49 [6]	—	[7]	.71	[6]	1.98	[6]
12/31/12[3,4]	10.47	.01		.03	.04	(.18)	—	(.18)	10.33	.40 [5,6]	—	[7]	.03	[5,6]	.05	[5,6]

See end of tables for footnotes.

American Funds Insurance Series	197

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Bond Fund

Class 1:
12/31/16	$10.70	$.21	$ .14	$ .35	$(.21)	$(.04)	$(.25)	$10.80	3.27%	$6,829		.38%		1.91%
12/31/15	11.08	.22	(.17)	.05	(.21)	(.22)	(.43)	10.70	.45	5,731		.38		1.95
12/31/14	10.73	.23	.37	.60	(.25)	— [10]	(.25)	11.08	5.59	4,977		.39		2.03
12/31/13	11.29	.22	(.43)	(.21)	(.23)	(.12)	(.35)	10.73	(1.89)	4,506		.39		2.01
12/31/12	10.99	.25	.36	.61	(.31)	—	(.31)	11.29	5.58	3,917		.39		2.23
Class 2:
12/31/16	10.58	.18	.13	.31	(.18)	(.04)	(.22)	10.67	2.95	3,959		.63		1.65
12/31/15	10.95	.18	(.15)	.03	(.18)	(.22)	(.40)	10.58	.28	4,135		.63		1.69
12/31/14	10.61	.20	.36	.56	(.22)	— [10]	(.22)	10.95	5.28	4,565		.64		1.79
12/31/13	11.17	.19	(.43)	(.24)	(.20)	(.12)	(.32)	10.61	(2.16)	4,763		.64		1.76
12/31/12	10.87	.22	.36	.58	(.28)	—	(.28)	11.17	5.37	5,044		.64		1.97
Class 4:
12/31/16	10.61	.15	.15	.30	(.17)	(.04)	(.21)	10.70	2.80	102		.88		1.41
12/31/15	11.01	.16	(.16)	—	(.18)	(.22)	(.40)	10.61	(.08)	59		.88		1.47
12/31/14	10.69	.16	.39	.55	(.23)	— [10]	(.23)	11.01	5.15	29		.89		1.43
12/31/13	11.29	.17	(.43)	(.26)	(.22)	(.12)	(.34)	10.69	(2.34)	3		.89		1.58
12/31/12[3,4]	11.55	.01	(.02)	(.01)	(.25)	—	(.25)	11.29	(.04)[5,6]	—	[7]	.02	[5,6]	.10	[5,6]

Global Bond Fund

Class 1:
12/31/16	$11.01	$.26	$ .06	$ .32	$(.09)	$(.02)	$(.11)	$11.22	2.92%	$1,115		.57%		2.26%
12/31/15	11.77	.27	(.71)	(.44)	(.01)	(.31)	(.32)	11.01	(3.75)	1,032		.57		2.34
12/31/14	11.88	.29	(.08)	.21	(.21)	(.11)	(.32)	11.77	1.71	1,194		.57		2.35
12/31/13	12.32	.28	(.58)	(.30)	—	(.14)	(.14)	11.88	(2.40)	1,093		.56		2.37
12/31/12	11.96	.28	.48	.76	(.29)	(.11)	(.40)	12.32	6.43	959		.56		2.29
Class 2:
12/31/16	10.93	.23	.07	.30	(.07)	(.02)	(.09)	11.14	2.71	1,121		.82		2.01
12/31/15	11.72	.24	(.71)	(.47)	(.01)	(.31)	(.32)	10.93	(4.07)	1,208		.82		2.09
12/31/14	11.81	.26	(.09)	.17	(.15)	(.11)	(.26)	11.72	1.39	1,386		.82		2.11
12/31/13	12.27	.25	(.57)	(.32)	—	(.14)	(.14)	11.81	(2.58)	1,496		.81		2.11
12/31/12	11.91	.25	.48	.73	(.26)	(.11)	(.37)	12.27	6.19	1,664		.81		2.06
Class 4:
12/31/16	10.89	.20	.06	.26	(.05)	(.02)	(.07)	11.08	2.42	12		1.07		1.76
12/31/15	11.70	.21	(.71)	(.50)	— [10]	(.31)	(.31)	10.89	(4.27)	6		1.07		1.86
12/31/14	11.87	.20	(.05)	.15	(.21)	(.11)	(.32)	11.70	1.16	4		1.09		1.66
12/31/13	12.31	.27	(.57)	(.30)	—	(.14)	(.14)	11.87	(2.41)	—	[7]	.79		2.25
12/31/12[3,4]	12.53	.01	(.04)	(.03)	(.19)	—	(.19)	12.31	(.28) [5,6]	—	[7]	.02	[5,6]	.11	[5,6]

198	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

High-Income Bond Fund

Class 1:
12/31/16	$ 9.19	$.61		$ 1.02	$1.63	$(.64)	$ —	$(.64)	$10.18	17.83%	$ 949		.49%		6.18%
12/31/15	10.54	.64		(1.36)	(.72)	(.63)	—	(.63)	9.19	(6.94)	1,017		.48		6.12
12/31/14	11.13	.67		(.59)	.08	(.67)	—	(.67)	10.54	.80	1,017		.48		5.90
12/31/13	11.16	.75		.01	.76	(.79)	—	(.79)	11.13	6.89	856		.48		6.54
12/31/12	10.54	.81		.64	1.45	(.83)	—	(.83)	11.16	13.90	894		.48		7.25
Class 2:
12/31/16	9.06	.58		1.01	1.59	(.61)	—	(.61)	10.04	17.69	799		.74		5.92
12/31/15	10.41	.60		(1.35)	(.75)	(.60)	—	(.60)	9.06	(7.30)	765		.73		5.85
12/31/14	10.99	.63		(.57)	.06	(.64)	—	(.64)	10.41	.63	929		.73		5.67
12/31/13	11.03	.71		.01	.72	(.76)	—	(.76)	10.99	6.60	1,061		.73		6.29
12/31/12	10.42	.78		.63	1.41	(.80)	—	(.80)	11.03	13.70	1,135		.73		7.00
Class 3:
12/31/16	9.22	.59		1.03	1.62	(.62)	—	(.62)	10.22	17.68	13		.67		5.99
12/31/15	10.57	.62		(1.37)	(.75)	(.60)	—	(.60)	9.22	(7.13)	12		.66		5.91
12/31/14	11.16	.65		(.59)	.06	(.65)	—	(.65)	10.57	.59	16		.66		5.74
12/31/13	11.18	.73		.02	.75	(.77)	—	(.77)	11.16	6.77	19		.66		6.36
12/31/12	10.56	.80		.63	1.43	(.81)	—	(.81)	11.18	13.67	21		.66		7.07
Class 4:
12/31/16	9.73	.60		1.07	1.67	(.61)	—	(.61)	10.79	17.29	21		.99		5.55
12/31/15	11.05	.62		(1.43)	(.81)	(.51)	—	(.51)	9.73	(7.42)	1		.98		5.51
12/31/14	11.12	.63		(.59)	.04	(.11)	—	(.11)	11.05	.35	—	[7]	.98		5.49
12/31/13	11.16	.67		.08	.75	(.79)	—	(.79)	11.12	6.81	—	[7]	.93		5.82
12/31/12[3,4]	11.80	.04		— [10]	.04	(.68)	—	(.68)	11.16	.34 [5,6]	—	[7]	.02	[5,6]	.35 [5,6]

Mortgage Fund

Class 1:
12/31/16	$10.61	$.15		$ .11	$ .26	$(.20)	$(.11)	$(.31)	$10.56	2.50%	$ 269		.46%		1.39%
12/31/15	10.70	.10		.13	.23	(.18)	(.14)	(.32)	10.61	2.09	272		.45		.89
12/31/14	10.23	.12		.45	.57	(.10)	—	(.10)	10.70	5.54	292		.45		1.12
12/31/13	10.47	.04		(.18)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)	198		.44		.35
12/31/12	10.37	.01		.25	.26	(.06)	(.10)	(.16)	10.47	2.57	87		.45		.08
Class 2:
12/31/16	10.59	.12		.12	.24	(.18)	(.11)	(.29)	10.54	2.25	63		.71		1.14
12/31/15	10.68	.07		.13	.20	(.15)	(.14)	(.29)	10.59	1.86	59		.70		.65
12/31/14	10.22	.10		.44	.54	(.08)	—	(.08)	10.68	5.23	52		.70		.91
12/31/13	10.46	—	[10]	(.17)	(.17)	(.05)	(.02)	(.07)	10.22	(1.68)	49		.69		(.02)
12/31/12	10.36	(.02)		.26	.24	(.04)	(.10)	(.14)	10.46	2.38	49		.70		(.16)
Class 4:
12/31/16	10.52	.09		.12	.21	(.14)	(.11)	(.25)	10.48	2.01	8		.96		.86
12/31/15	10.65	.04		.14	.18	(.17)	(.14)	(.31)	10.52	1.62	11		.97		.37
12/31/14	10.23	.05		.46	.51	(.09)	—	(.09)	10.65	4.98	1		.94		.47
12/31/13	10.47	.02		(.16)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)[6]	—	[7]	.38	[6]	.23 [6]
12/31/12[3,4]	10.60	—	[10]	.01	.01	(.06)	(.08)	(.14)	10.47	.09 [5,6]	—	[7]	.02	[5,6]	.04 [5,6]

See end of tables for footnotes.

American Funds Insurance Series	199

Financial highlights (continued)

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Ultra-Short Bond Fund

Class 1:
12/31/16[11]	$11.26	$.01	$—	[10]	$.01	$11.27	.09%	$37		.35%		.11%
12/31/15	11.28	(.03)	.01		(.02)	11.26	(.18)	39		.34		(.24)
12/31/14	11.31	(.03)	—		(.03)	11.28	(.27)	49		.34		(.26)
12/31/13	11.34	(.03)	—	[10]	(.03)	11.31	(.27)	57		.34		(.24)
12/31/12	11.36	(.03)	.01		(.02)	11.34	(.18)	66		.34		(.22)
Class 2:
12/31/16[11]	11.01	(.02)	—	[10]	(.02)	10.99	(.18)	297		.60		(.14)
12/31/15	11.06	(.05)	—	[10]	(.05)	11.01	(.45)	302		.59		(.49)
12/31/14	11.12	(.06)	—		(.06)	11.06	(.54)	331		.59		(.51)
12/31/13	11.17	(.05)	—	[10]	(.05)	11.12	(.45)	395		.59		(.49)
12/31/12	11.22	(.05)	—	[10]	(.05)	11.17	(.45)	459		.59		(.47)
Class 3:
12/31/16[11]	11.11	(.01)	—	[10]	(.01)	11.10	(.09)	4		.53		(.08)
12/31/15	11.16	(.05)	—	[10]	(.05)	11.11	(.45)	6		.52		(.42)
12/31/14	11.21	(.05)	—		(.05)	11.16	(.45)	8		.52		(.44)
12/31/13	11.26	(.05)	—	[10]	(.05)	11.21	(.44)	8		.52		(.42)
12/31/12	11.30	(.05)	.01		(.04)	11.26	(.35)	11		.52		(.40)
Class 4:
12/31/16[11]	11.17	(.04)	(.01)		(.05)	11.12	(.45)	13		.85		(.40)
12/31/15	11.25	(.08)	—	[10]	(.08)	11.17	(.71)	16		.85		(.74)
12/31/14	11.30	(.09)	.04		(.05)	11.25	(.44)	7		.84		(.77)
12/31/13	11.34	(.04)	—	[10]	(.04)	11.30	(.35)[6]	—	[7]	.37	[6]	(.32)[6]
12/31/12[3,4]	11.34	— [10]	—	[10]	— [10]	11.34	.00 [5,6]	—	[7]	.02	[5,6]	(.01)[5,6]

200	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

U.S. Government/AAA-Rated Securities Fund

Class 1:
12/31/16	$12.31	$.16	$ .03	$ .19	$(.20)	$(.25)	$(.45)	$12.05	1.44%	$1,467		.36%		1.31%
12/31/15	12.40	.13	.09	.22	(.21)	(.10)	(.31)	12.31	1.93	1,426		.35		1.02
12/31/14	11.94	.15	.48	.63	(.17)	—	(.17)	12.40	5.24	1,723		.35		1.24
12/31/13	12.75	.08	(.44)	(.36)	(.11)	(.34)	(.45)	11.94	(2.87)	1,584		.35		.67
12/31/12	13.00	.10	.18	.28	(.16)	(.37)	(.53)	12.75	2.22	1,809		.34		.75
Class 2:
12/31/16	12.20	.13	.02	.15	(.17)	(.25)	(.42)	11.93	1.19	1,503		.61		1.05
12/31/15	12.29	.10	.09	.19	(.18)	(.10)	(.28)	12.20	1.59	1,579		.60		.79
12/31/14	11.83	.12	.47	.59	(.13)	—	(.13)	12.29	5.01	1,717		.60		1.00
12/31/13	12.63	.05	(.43)	(.38)	(.08)	(.34)	(.42)	11.83	(3.08)	1,801		.60		.42
12/31/12	12.89	.06	.18	.24	(.13)	(.37)	(.50)	12.63	1.91	1,995		.59		.50
Class 3:
12/31/16	12.34	.14	.02	.16	(.18)	(.25)	(.43)	12.07	1.24	11		.54		1.12
12/31/15	12.43	.11	.09	.20	(.19)	(.10)	(.29)	12.34	1.64	11		.53		.85
12/31/14	11.96	.13	.48	.61	(.14)	—	(.14)	12.43	5.11	13		.53		1.08
12/31/13	12.76	.06	(.43)	(.37)	(.09)	(.34)	(.43)	11.96	(3.00)	14		.53		.47
12/31/12	13.01	.07	.19	.26	(.14)	(.37)	(.51)	12.76	2.02	20		.52		.58
Class 4:
12/31/16	12.22	.10	.03	.13	(.14)	(.25)	(.39)	11.96	.99	57		.86		.82
12/31/15	12.34	.07	.08	.15	(.17)	(.10)	(.27)	12.22	1.29	46		.85		.56
12/31/14	11.93	.06	.51	.57	(.16)	—	(.16)	12.34	4.76	21		.85		.50
12/31/13	12.75	.08	(.44)	(.36)	(.12)	(.34)	(.46)	11.93	(2.95)	—	[7]	.84		.68
12/31/12[3,4]	12.88	.01	(.01)	—	(.13)	—	(.13)	12.75	(.01)[5,6]	—	[7]	.02	[5,6]	.05	[5,6]

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[12]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments		Ratio of expenses to average net assets after waivers/ reimburse- ments[12]		Net effective expense ratio[12,13]		Ratio of net income to average net assets[12]

Managed Risk Growth Fund

Class P1:
12/31/16	$11.49	$.08	$ .20	$ .28	$(.05)	$(1.01)	$(1.06)	$10.71	2.89%[6]		$ 1		.50%[6]		.34%[6]		.68%[6]		.79%[6]
12/31/15	11.37	.09	.03	.12	—	—	—	11.49	1.06	[6]	—	[7]	.53	[6]	.29	[6]	.63	[6]	.80	[6]
12/31/14	11.43	.31	(.06)	.25	(.12)	(.19)	(.31)	11.37	2.18	[6]	—	[7]	.50	[6]	.32	[6]	.65	[6]	2.71	[6]
12/31/13[3,14]	10.00	.12	1.38	1.50	(.07)	—	(.07)	11.43	15.05	[5,6]	—	[7]	.88	[6,9]	.25	[6,9]	.58	[6,9]	1.64	[6,9]
Class P2:
12/31/16	11.43	.05	.19	.24	(.02)	(1.01)	(1.03)	10.64	2.52		200		.79		.63		.97		.43
12/31/15	11.35	.04	.04	.08	—	—	—	11.43	.71		146		.89		.66		1.00		.31
12/31/14	11.43	.12	.08	.20	(.09)	(.19)	(.28)	11.35	1.77		79		.87		.69		1.02		1.01
12/31/13[3,14]	10.00	.12	1.37	1.49	(.06)	—	(.06)	11.43	14.94	[5,6]	28		1.05	[6,9]	.52	[6,9]	.85	[6,9]	1.69	[6,9]

See end of tables for footnotes.

American Funds Insurance Series	201

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[12]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments		Ratio of expenses to average net assets after waivers/ reimburse- ments[12]		Net effective expense ratio[12,13]		Ratio of net income to average net assets[12]

Managed Risk International Fund

Class P1:
12/31/16	$ 9.48	$.10	$ (.35)	$(.25)	$(.12)	$(.22)	$(.34)	$8.89	(2.59)%[6]	$ —	[7]	.39%[6]		.23%[6]		.74%[6]		1.15%[6]
12/31/15	10.10	.18	(.80)	(.62)	— [10]	—	— [10]	9.48	(6.12)[6]	—	[7]	.45	[6]	.21	[6]	.72	[6]	1.75	[6]
12/31/14	10.82	.14	(.71)	(.57)	(.15)	—	(.15)	10.10	(5.31)[6]	—	[7]	.50	[6]	.25	[6]	.76	[6]	1.33	[6]
12/31/13[3,14]	10.00	.13	.78	.91	(.09)	—	(.09)	10.82	9.08 [5,6]	—	[7]	1.05	[6,9]	.23	[6,9]	.73	[6,9]	1.92	[6,9]
Class P2:
12/31/16	9.43	.09	(.38)	(.29)	(.09)	(.22)	(.31)	8.83	(3.05)	97		.79		.63		1.14		.97
12/31/15	10.09	.13	(.79)	(.66)	— [10]	—	— [10]	9.43	(6.52)	83		.90		.66		1.17		1.30
12/31/14	10.82	.16	(.77)	(.61)	(.12)	—	(.12)	10.09	(5.68)	46		.91		.67		1.18		1.51
12/31/13[3,14]	10.00	.18	.72	.90	(.08)	—	(.08)	10.82	8.99 [5,6]	17		1.19	[6,9]	.44	[6,9]	.94	[6,9]	2.66	[6,9]

Managed Risk Blue Chip Income and Growth Fund

Class P1:
12/31/16	$10.80	$.20	$ 1.25	$1.45	$(.21)	$(.37)	$(.58)	$11.67	13.77%[6]	$ —	[7]	.43%[6]		.27%[6]		.67%[6]		1.83%[6]
12/31/15	11.70	.19	(1.02)	(.83)	(.07)	—	(.07)	10.80	(7.07)[6]	—	[7]	.50	[6]	.27	[6]	.66	[6]	1.64	[6]
12/31/14	11.05	.40	.55	.95	(.30)	—	(.30)	11.70	8.58 [6]	—	[7]	.50	[6]	.31	[6]	.70	[6]	3.43	[6]
12/31/13[3,14]	10.00	.20	1.01	1.21	(.16)	—	(.16)	11.05	12.16 [5,6]	—	[7]	.84	[6,9]	.24	[6,9]	.64	[6,9]	2.80	[6,9]
Class P2:
12/31/16	10.76	.23	1.18	1.41	(.19)	(.37)	(.56)	11.61	13.39	291		.79		.63		1.03		2.04
12/31/15	11.67	.18	(1.05)	(.87)	(.04)	—	(.04)	10.76	(7.43)	137		.89		.66		1.05		1.57
12/31/14	11.05	.50	.40	.90	(.28)	—	(.28)	11.67	8.10	98		.88		.69		1.08		4.27
12/31/13[3,14]	10.00	.28	.92	1.20	(.15)	—	(.15)	11.05	12.05 [5,6]	26		1.04	[6,9]	.54	[6,9]	.94	[6,9]	3.91	[6,9]

Managed Risk Growth-Income Fund

Class P1:
12/31/16	$11.25	$.16	$ .52	$.68	$(.16)	$(.70)	$(.86)	$11.07	6.49%[6]	$ 1		.52%[6]		.36%[6]		.64%[6]		1.46%[6]
12/31/15	11.67	.25	(.63)	(.38)	(.04)	—	(.04)	11.25	(3.27)[6]	1		.56	[6]	.31	[6]	.59	[6]	2.17	[6]
12/31/14	11.50	.35	.21	.56	(.14)	(.25)	(.39)	11.67	4.85 [6]	—	[7]	.45	[6]	.25	[6]	.52	[6]	2.94	[6]
12/31/13[3,14]	10.00	.14	1.47	1.61	(.11)	—	(.11)	11.50	16.15 [5,6]	—	[7]	.92	[6,9]	.23	[6,9]	.50	[6,9]	2.01	[6,9]
Class P2:
12/31/16	11.22	.12	.52	.64	(.14)	(.70)	(.84)	11.02	6.08	160		.79		.63		.91		1.13
12/31/15	11.65	.12	(.54)	(.42)	(.01)	—	(.01)	11.22	(3.64)	122		.89		.66		.94		1.04
12/31/14	11.50	.16	.35	.51	(.11)	(.25)	(.36)	11.65	4.42	76		.87		.69		.96		1.38
12/31/13[3,14]	10.00	.20	1.40	1.60	(.10)	—	(.10)	11.50	16.04 [5,6]	24		1.09	[6,9]	.50	[6,9]	.77	[6,9]	2.73	[6,9]

Managed Risk Asset Allocation Fund

Class P1:
12/31/16	$11.72	$.19	$ .67	$.86	$(.19)	$(.37)	$(.56)	$12.02	7.57%	$1,217		.43%		.38%		.66%		1.65%
12/31/15	12.29	.25	(.34)	(.09)	(.22)	(.26)	(.48)	11.72	(.83)	712		.54		.40		.68		2.06
12/31/14	11.93	.13	.26	.39	(.03)	—	(.03)	12.29	3.24	277		.53		.48		.76		1.04
12/31/13	9.99	.27	1.81	2.08	(.14)	—	(.14)	11.93	20.82 [6]	112		.55	[6]	.47	[6]	.75	[6]	2.37	[6]
12/31/12[3,15]	10.00	.15	(.03)	.12	(.13)	—	(.13)	9.99	1.24 [5,6]	—	[7]	.15	[6,9]	.07	[6,9]	.37	[6,9]	1.72	[6,9]
Class P2:
12/31/16	11.71	.14	.69	.83	(.16)	(.37)	(.53)	12.01	7.27	2,342		.68		.63		.91		1.20
12/31/15	12.27	.14	(.26)	(.12)	(.18)	(.26)	(.44)	11.71	(1.07)	1,953		.79		.66		.94		1.16
12/31/14	11.93	.16	.19	.35	(.01)	—	(.01)	12.27	2.91	1,780		.79		.73		1.01		1.33
12/31/13	9.99	.28	1.77	2.05	(.11)	—	(.11)	11.93	20.58 [6]	795		.80	[6]	.73	[6]	1.01	[6]	2.43	[6]
12/31/12[3,15]	10.00	.17	(.05)	.12	(.13)	—	(.13)	9.99	1.21 [5,6]	—	[7]	.24	[6,9]	.11	[6,9]	.41	[6,9]	2.38	[6,9]

202	American Funds Insurance Series

Portfolio turnover rate for all share classes	Period ended December 31
including mortgage dollar roll[17]	2016		2015	2014		2013		2012

Global Growth Fund	27%		29%	22%		39%		22%
Global Small Capitalization Fund	40		36	28		36		40
Growth Fund	26		20	29		19		21
International Fund	31		37	18		21		29
New World Fund	32		39	36		43		32
Blue Chip Income and Growth Fund	30		26	37		30		36
Global Growth and Income Fund	57		37	28		31		30
Growth-Income Fund	27		25	25		19		25
International Growth and Income Fund	32		35	34		34		31
Capital Income Builder Fund	53		128	35	[5,8]
Asset Allocation Fund	83		76	88		74		61
Global Balanced Fund	65		76	73		81		80
Bond Fund	375		434	365		354		253
Global Bond Fund	154		159	200		213		160
High-Income Bond Fund	89		66	54		64		48
Mortgage Fund	713		1103	790		715		444
Ultra-Short Bond Fund	300	[5,11]
U.S. Government/AAA-Rated Securities Fund	539		901	387		621		447
Managed Risk Growth Fund	15		16	22		10	[5,14]
Managed Risk International Fund	26		15	22		6	[5,14]
Managed Risk Blue Chip Income and Growth Fund	9		20	22		3	[5,14]
Managed Risk Growth-Income Fund	14		11	28		2	[5,14]
Managed Risk Asset Allocation Fund	3		3	3		3		—	[5,15,16]

Portfolio turnover rate for all share classes	Period ended December 31
excluding mortgage dollar roll transactions[17]	2016	2015	2014	2013	2012

Capital Income Builder	41%	38%	24%[5,8]
Asset Allocation Fund	43	28	42
Global Balanced Fund	43	36	40
Bond Fund	108	141	121	Not avilable
Global Bond Fund	70	88	134
Mortgage Fund	113	138	108
U.S. Government/AAA-Rated Securities Fund	273	352	88

[1]	Based on average shares outstanding.
[2]	For the year ended December 31, 2014, reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower for all share classes.
[3]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[4]	Class 4 shares were offered beginning December 14, 2012.
[5]	Not annualized.
[6]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[7]	Amount less than $1 million.
[8]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[9]	Annualized.
[10]	Amount less than $.01.
[11]	On May 1, 2016, the fund converted from a cash fund to an ultra-short-term bond fund and changed its name from Cash Management Fund to Ultra-Short Bond Fund.
[12]	This column reflects the impact of certain waivers/reimbursements by CRMC. CRMC waived a portion of investment advisory services and reimbursed a portion of miscellaneous fees and expenses for the managed risk funds.
[13]	Ratio reflects weighted average net expense ratio of the underlying fund for the period presented, which is unaudited. See Expense Example for further information regarding fees and expenses.
[14]	For the period May 1, 2013, commencement of operations, through December 31, 2013.
[15]	For the period September 28, 2012, commencement of operations, through December 31, 2012.
[16]	Amount less than 1%.
[17]	Refer to Note 5 for further information on mortgage dollar rolls.
American Funds Insurance Series	203

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolios for Cash Management Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, U.S. Government/ AAA-Rated Securities Fund, Cash Management Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (twenty-three of the portfolios constituting American Funds Insurance Series, hereafter referred to as the “Series”) at December 31, 2016, and the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

February 7, 2017

204	American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2016, through December 31, 2016).

Actual expenses:

The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series	205

	Beginning	Ending	Expenses		Annualized
	account value	account value	paid during		expense
	7/1/2016	12/31/2016	period	[1]	ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$1,043.29	$2.88		.56%
Class 1 – assumed 5% return	1,000.00	1,022.38	2.85		.56
Class 2 – actual return	1,000.00	1,041.89	4.17		.81
Class 2 – assumed 5% return	1,000.00	1,021.12	4.13		.81
Class 4 – actual return	1,000.00	1,040.54	5.45		1.06
Class 4 – assumed 5% return	1,000.00	1,019.86	5.40		1.06
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,064.44	$3.85		.74%
Class 1 – assumed 5% return	1,000.00	1,021.48	3.77		.74
Class 2 – actual return	1,000.00	1,063.40	5.15		.99
Class 2 – assumed 5% return	1,000.00	1,020.21	5.04		.99
Class 4 – actual return	1,000.00	1,061.80	6.44		1.24
Class 4 – assumed 5% return	1,000.00	1,018.95	6.31		1.24
Growth Fund
Class 1 – actual return	$1,000.00	$1,085.86	$1.84		.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79		.35
Class 2 – actual return	1,000.00	1,084.57	3.15		.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06		.60
Class 3 – actual return	1,000.00	1,084.95	2.79		.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70		.53
Class 4 – actual return	1,000.00	1,083.21	4.46		.85
Class 4 – assumed 5% return	1,000.00	1,020.92	4.33		.85
International Fund
Class 1 – actual return	$1,000.00	$1,049.11	$2.84		.55%
Class 1 – assumed 5% return	1,000.00	1,022.43	2.80		.55
Class 2 – actual return	1,000.00	1,047.65	4.08		.79
Class 2 – assumed 5% return	1,000.00	1,021.22	4.02		.79
Class 3 – actual return	1,000.00	1,047.94	3.77		.73
Class 3 – assumed 5% return	1,000.00	1,021.53	3.72		.73
Class 4 – actual return	1,000.00	1,046.06	5.42		1.05
Class 4 – assumed 5% return	1,000.00	1,019.91	5.35		1.05
New World Fund
Class 1 – actual return	$1,000.00	$1,031.34	$3.94		.77%
Class 1 – assumed 5% return	1,000.00	1,021.32	3.92		.77
Class 2 – actual return	1,000.00	1,029.45	5.22		1.02
Class 2 – assumed 5% return	1,000.00	1,020.06	5.19		1.02
Class 4 – actual return	1,000.00	1,028.63	6.49		1.27
Class 4 – assumed 5% return	1,000.00	1,018.80	6.46		1.27
Blue Chip Income and Growth Fund
Class 1 – actual return	$1,000.00	$1,082.29	$2.15		.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09		.41
Class 2 – actual return	1,000.00	1,080.20	3.46		.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36		.66
Class 4 – actual return	1,000.00	1,079.19	4.77		.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63		.91

206	American Funds Insurance Series

	Beginning	Ending	Expenses		Annualized
	account value	account value	paid during		expense
	7/1/2016	12/31/2016	period	[1]	ratio
Global Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,056.38	$3.27		.63%
Class 1 – assumed 5% return	1,000.00	1,022.03	3.21		.63
Class 2 – actual return	1,000.00	1,055.08	4.56		.88
Class 2 – assumed 5% return	1,000.00	1,020.77	4.48		.88
Class 4 – actual return	1,000.00	1,053.55	5.85		1.13
Class 4 – assumed 5% return	1,000.00	1,019.51	5.75		1.13
Growth-Income Fund		.
Class 1 – actual return	$1,000.00	$1,083.03	$1.52		.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48		.29
Class 2 – actual return	1,000.00	1,081.39	2.83		.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75		.54
Class 3 – actual return	1,000.00	1,081.82	2.47		.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40		.47
Class 4 – actual return	1,000.00	1,080.22	4.14		.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02		.79
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,005.09	$3.39		.67%
Class 1 – assumed 5% return	1,000.00	1,021.83	3.41		.67
Class 2 – actual return	1,000.00	1,003.53	4.65		.92
Class 2 – assumed 5% return	1,000.00	1,020.57	4.69		.92
Class 4 – actual return	1,000.00	1,001.97	5.90		1.17
Class 4 – assumed 5% return	1,000.00	1,019.31	5.96		1.17
Capital Income Builder
Class 1 – actual return	$1,000.00	$987.64	$2.76		.55%
Class 1 – assumed 5% return	1,000.00	1,022.43	2.80		.55
Class 2 – actual return	1,000.00	986.81	4.01		.80
Class 2 – assumed 5% return	1,000.00	1,021.17	4.08		.80
Class 4 – actual return	1,000.00	986.19	5.21		1.04
Class 4 – assumed 5% return	1,000.00	1,019.96	5.30		1.04
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,047.34	$1.50		.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48		.29
Class 2 – actual return	1,000.00	1,046.18	2.79		.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75		.54
Class 3 – actual return	1,000.00	1,046.72	2.42		.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40		.47
Class 4 – actual return	1,000.00	1,045.08	4.07		.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02		.79
Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,011.53	$3.75		.74%
Class 1 – assumed 5% return	1,000.00	1,021.48	3.77		.74
Class 2 – actual return	1,000.00	1,009.92	5.02		.99
Class 2 – assumed 5% return	1,000.00	1,020.21	5.04		.99
Class 4 – actual return	1,000.00	1,009.06	6.33		1.25
Class 4 – assumed 5% return	1,000.00	1,018.90	6.36		1.25

See end of table for footnote.

American Funds Insurance Series	207

	Beginning	Ending	Expenses		Annualized
	account value	account value	paid during		expense
	7/1/2016	12/31/2016	period	[1]	ratio
Bond Fund
Class 1 – actual return	$1,000.00	$977.61	$1.89		.38%
Class 1 – assumed 5% return	1,000.00	1,023.29	1.94		.38
Class 2 – actual return	1,000.00	976.12	3.14		.63
Class 2 – assumed 5% return	1,000.00	1,022.03	3.21		.63
Class 4 – actual return	1,000.00	975.90	4.38		.88
Class 4 – assumed 5% return	1,000.00	1,020.77	4.48		.88
Global Bond Fund
Class 1 – actual return	$1,000.00	$952.96	$2.86		.58%
Class 1 – assumed 5% return	1,000.00	1,022.28	2.96		.58
Class 2 – actual return	1,000.00	951.31	4.08		.83
Class 2 – assumed 5% return	1,000.00	1,021.02	4.23		.83
Class 4 – actual return	1,000.00	949.93	5.26		1.07
Class 4 – assumed 5% return	1,000.00	1,019.81	5.45		1.07
High-Income Bond Fund
Class 1 – actual return	$1,000.00	$1,081.95	$2.57		.49%
Class 1 – assumed 5% return	1,000.00	1,022.74	2.50		.49
Class 2 – actual return	1,000.00	1,082.08	3.88		.74
Class 2 – assumed 5% return	1,000.00	1,021.48	3.77		.74
Class 3 – actual return	1,000.00	1,081.19	3.51		.67
Class 3 – assumed 5% return	1,000.00	1,021.83	3.41		.67
Class 4 – actual return	1,000.00	1,079.98	5.19		.99
Class 4 – assumed 5% return	1,000.00	1,020.21	5.04		.99
Mortgage Fund
Class 1 – actual return	$1,000.00	$996.10	$2.42		.48%
Class 1 – assumed 5% return	1,000.00	1,022.79	2.45		.48
Class 2 – actual return	1,000.00	994.87	3.67		.73
Class 2 – assumed 5% return	1,000.00	1,021.53	3.72		.73
Class 4 – actual return	1,000.00	993.79	4.92		.98
Class 4 – assumed 5% return	1,000.00	1,020.27	4.99		.98
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,000.89	$1.77		.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79		.35
Class 2 – actual return	1,000.00	999.09	3.02		.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06		.60
Class 3 – actual return	1,000.00	999.10	2.67		.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70		.53
Class 4 – actual return	1,000.00	998.21	4.28		.85
Class 4 – assumed 5% return	1,000.00	1,020.92	4.33		.85
US Government/AAA-Rated Securities Fund
Class 1 – actual return	$1,000.00	$975.11	$1.79		.36%
Class 1 – assumed 5% return	1,000.00	1,023.33	1.83		.36
Class 2 – actual return	1,000.00	973.55	3.03		.61
Class 2 – assumed 5% return	1,000.00	1,022.07	3.10		.61
Class 3 – actual return	1,000.00	973.54	2.68		.54
Class 3 – assumed 5% return	1,000.00	1,022.42	2.75		.54
Class 4 – actual return	1,000.00	971.88	4.26		.86
Class 4 – assumed 5% return	1,000.00	1,020.81	4.37		.86

208	American Funds Insurance Series

	Beginning	Ending	Expenses			Effective		Effective
	account value	account value	paid during		Annualized	expenses paid		annualized
	7/1/2016	12/31/2016	period	[1,2]	expense ratio [2]	during period	[3]	expense ratio [4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$1,057.26	$2.33		.45%	$3.53		.68%
Class P1 – assumed 5% return	1,000.00	1,022.94	2.29		.45	3.47		.68
Class P2 – actual return	1,000.00	1,055.55	4.04		.78	5.03		.97
Class P2 – assumed 5% return	1,000.00	1,021.27	3.97		.78	4.94		.97
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,007.94	$.91		.18%	$3.75		.74%
Class P1 – assumed 5% return	1,000.00	1,024.30	.92		.18	3.77		.74
Class P2 – actual return	1,000.00	1,006.84	3.54		.70	5.77		1.14
Class P2 – assumed 5% return	1,000.00	1,021.68	3.57		.70	5.80		1.14
Managed Risk Blue Chip Income and Growth Fund
Class P1 – actual return	$1,000.00	$1,065.91	$1.46		.28%	$3.49		.67%
Class P1 – assumed 5% return	1,000.00	1,023.79	1.43		.28	3.41		.67
Class P2 – actual return	1,000.00	1,064.53	4.74		.91	5.36		1.03
Class P2 – assumed 5% return	1,000.00	1,020.62	4.63		.91	5.24		1.03
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$1,062.86	$2.34		.45%	$3.33		.64%
Class P1 – assumed 5% return	1,000.00	1,022.94	2.29		.45	3.26		.64
Class P2 – actual return	1,000.00	1,061.07	3.79		.73	4.73		.91
Class P2 – assumed 5% return	1,000.00	1,021.53	3.72		.73	4.63		.91
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,041.65	$2.57		.50%	$3.40		.66%
Class P1 – assumed 5% return	1,000.00	1,022.68	2.55		.50	3.36		.66
Class P2 – actual return	1,000.00	1,040.09	3.60		.70	4.68		.91
Class P2 – assumed 5% return	1,000.00	1,021.68	3.57		.70	4.63		.91

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series	209

Approval of Investment Advisory and Service Agreement — American Funds Insurance Series

The American Funds Insurance Series’ board has approved the series Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2018. The agreement was amended to reflect the redesignation of Cash Management Fund as Ultra-Short Bond Fund. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the funds under each fund’s agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with relevant benchmarks, such as market indexes and fund averages, over various periods through June 30, 2016. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Global Growth Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were higher than both benchmarks over the three-year, five-year and 10-year periods, as well as over the lifetime of the fund since April 30, 1997, but were lower for the six-month and one-year periods.

Global Small Capitalization Fund seeks to provide long-term growth of capital by investing primarily in stocks of smaller companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Small/Mid-Cap Funds Average and (ii) the MSCI All Country World Small Cap Index. They noted that the fund’s investment results were higher than the benchmarks over the lifetime of the fund since April 30, 1998, below the benchmarks for the six-month, one-year, five-year and 10-year periods, and were mixed for the three-year period. The board noted that the fund’s investment results exceeded those of its benchmarks for five of the past ten calendar years.

210	American Funds Insurance Series

Growth Fund seeks to provide growth of capital by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Capital Appreciation Funds Average, (ii) the Lipper Growth Funds Average and (iii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than all three benchmarks over the three-year period and lifetime of the fund since February 8, 1984, and were mixed for the six-month, one-year, five-year and 10-year periods.

International Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies domiciled outside the United States. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper International Funds Average and (ii) the MSCI All Country World Index ex USA. They noted that the fund’s investment results were higher than both benchmarks over the three-year, five-year and 10-year periods and over the lifetime of the fund since May 1, 1990, below the benchmarks for the one-year period, and mixed for the six-month period.

New World Fund seeks long-term capital appreciation by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Emerging Markets Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were higher than the benchmarks over the 10-year period and lifetime of the fund since June 17, 1999, and were mixed for the six-month, one-year, three-year and five-year periods.

Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal by investing primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States, with market capitalizations of $4 billion and above. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were above both benchmarks over the six-month, one-year, three-year and five-year periods and lifetime of the fund since July 5, 2001, and were mixed for the 10-year period.

Global Growth and Income Fund seeks to provide long-term growth of capital while providing current income by investing primarily in well-established companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were higher than all of the comparisons.

Growth-Income Fund seeks to provide long-term growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than both benchmarks over the three-year period and lifetime of the fund since February 8, 1984, and were mixed for the six-month, one-year, five-year and 10-year periods.

International Growth and Income Fund seeks to provide long-term growth of capital while providing current income by investing primarily in stocks of larger, well-established companies domiciled outside the United States, including in developing countries. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper International Funds Average and (ii) the MSCI All Country World Index ex USA. They noted that the fund’s investment results were higher than all of the comparisons.

American Funds Insurance Series	211

Capital Income Builder seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Equity Income Funds Average, (ii) the MSCI All Country World Index, (iii) the Bloomberg Barclays U.S. Aggregate Index and (iv) a customized index composed of 70% MSCI index and 30% Bloomberg Barclays index. They noted that the fund’s investment results were above all benchmarks for the six-month period and above all benchmarks, except the Bloomberg Barclays index, for the one-year period and lifetime of the fund since May 1, 2014.

Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term by investing in a diversified portfolio of stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Balanced Funds Average, (ii) the Bloomberg Barclays U.S. Aggregate Index, (iii) the Standard and Poor’s 500 Composite Index and (iv) a customized index composed of 60% S&P 500 index and 40% Bloomberg Barclays index. They noted that for the five-year period and lifetime of the fund since August 1, 1989, the fund’s investment results were above all benchmarks, except for the S&P 500 index, and for the six-month and one-year periods the fund’s investment results were above all benchmarks, except for the Bloomberg Barclays index. For the three-year and 10-year periods, the fund’s investment results were mixed.

Global Balanced Fund seeks the balanced accomplishment of three objectives — long-term growth of capital, conservation of principal and current income — by investing in equity and debt securities of companies around the world that offer the opportunity for growth and/or provide dividend income, while also constructing its portfolio to protect principal and limit volatility. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Flexible Portfolio Funds Average, (ii) the Bloomberg Barclays Global Aggregate Bond Index, (iii) the MSCI All Country World Index and (iv) a customized index composed of 60% MSCI index and 40% Bloomberg Barclays index. They noted that for the one-year period, the fund’s investment results were above all benchmarks, except for the Bloomberg Barclays index, and for the five-year period, the fund’s results were above all benchmarks, except for the MSCI index.They also noted that for the lifetime of the fund since May 2, 2011, the fund’s results were above all benchmarks, except for the Lipper average, and were mixed for the six-month and three-year periods.

Bond Fund seeks to maximize current income and preserve capital by investing primarily in bonds. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Core Bond Funds Average and (ii) the Bloomberg Barclays U.S. Aggregate Index. They noted that the fund’s investment results were above the Lipper average and the Bloomberg Barclays index for the six-month, one-year and three-year periods, but below both benchmarks for the 10-year period, and mixed for the five-year period and for the lifetime of the fund since January 2, 1996.

212	American Funds Insurance Series

Global Bond Fund seeks to provide a high level of total return by investing primarily in debt securities of governmental, supranational and corporate issuers domiciled in various countries and denominated in various currencies, including U.S. dollars. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Income Funds Index and (ii) the Bloomberg Barclays Global Aggregate Bond Index. They noted that the fund’s results were higher than both benchmarks for the lifetime of the fund since October 4, 2006. They also noted that the fund’s investment results were mixed for the six-month, one-year, three-year and five-year periods.

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper High Yield Funds Average and (ii) the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index. They noted that the fund’s investment results were higher than the Lipper average over the lifetime of the fund since February 8, 1984 (data for the Bloomberg Barclays index was not available for the period), below both benchmarks for the one-year, three-year, five-year and 10-year periods, and were mixed for the six-month period.

Mortgage Fund seeks to provide current income and preservation of capital by investing in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper GNMA Funds Average, (ii) the Lipper Intermediate U.S. Government Funds Average and (iii) the Bloomberg Barclays U.S. Mortgage-Backed Securities Index. They noted that the fund’s results were above all the benchmarks over the five-year period, as well as the lifetime of the fund since May 2, 2011. They also noted that the fund’s investment results were above the Lipper averages but below the Bloomberg Barclays index for the one-year and three-year periods, and were mixed for the six-month period.

Ultra-Short Bond Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Ultra Short Obligation Funds Average, (ii) the Lipper Money Markets Funds Average and (iii) the Bloomberg Barclays Short-Term Government/ Corporate Index. They noted that the fund’s investment results were lower than all of the comparisons, but that it had converted from a cash management fund on May 1, 2016.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve investment. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper General U.S. Government Funds Average and (ii) the Bloomberg Barclays U.S. Government/ Mortgage-Backed Securities Index. They noted that the fund’s investment results were above the Lipper average but below the Bloomberg Barclays index for the one-year, three-year, five-year and 10-year periods, as well as over the lifetime of the fund since December 2, 1985. They also noted that the fund’s results were lower than both comparisons for the six-month period.

American Funds Insurance Series	213

The board and the committee concluded that each fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the funds indicated that its continued management should benefit each fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that the expenses of each fund were less than the median fees and expenses of the other funds included in its Lipper category described above. They also observed that each fund’s advisory fees were at or less than the median fees of the other funds included in its Lipper category, other than the Bond Fund and Ultra-Short Bond Fund.

The board and the committee also considered the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding advisory fees charged to clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by each fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services provided, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the funds. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

214	American Funds Insurance Series

Approval of Investment Advisory and Service Agreement and Subadvisory Agreement — American Funds Insurance Series Managed Risk Funds

The American Funds Insurance Series’ board has approved the series’ Investment Advisory and Service Agreement (the “advisory agreement”) with Capital Research and Management Company (“CRMC”) with respect to the Managed Risk Funds for an additional one-year term through January 31, 2018. The board has also approved the series’ Subadvisory Agreement (the “subadvisory agreement”) with CRMC and Milliman Financial Risk Management LLC (“Milliman FRM”) with respect to these funds for the same term. The advisory and subadvisory agreements are jointly referred to below as the “agreements”. The board approved the agreements following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreements was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreements, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of the oversight of Milliman FRM’s services provided by CRMC, the administrative, compliance and shareholder services provided by CRMC to the funds under the agreements and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

The board and the committee also considered the depth and quality of Milliman FRM’s investment management process, including its experience in applying the Milliman Managed Risk Strategy to other funds of the series and risk management services for other clients; the experience, capability and integrity of its senior management and other personnel; and the services provided to each fund under the subadvisory agreement. The board and the committee concluded that the nature, extent and quality of the services provided by Milliman FRM have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with relevant benchmarks, such as market indexes and fund averages, over various periods through June 30, 2016. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Managed Risk Growth Fund seeks to provide growth of capital while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Growth Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were lower than all of the comparisons. In addition, they noted that the total return of the fund for the one-year period and for the lifetime of the fund through June 30, 2016, were below that of a composite index composed of 70% of the S&P 500 index and 30% of a mix of money market securities.

American Funds Insurance Series	215

Managed Risk International Fund seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper International Funds Average and (ii) the MSCI All Country World Index ex USA. They noted that the fund’s investment results were lower than all of the comparisons. In addition, they noted that the total return of the fund for the lifetime of the fund through June 30, 2016, was above that of a composite index composed of 70% of the MSCI index and 30% of a mix of money market securities, and below the composite index for the one-year period ended June 30, 2016.

Managed Risk Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Growth and Income Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were above both benchmarks for the six-month period. They also noted that the fund’s results were below both benchmarks for the three-year period and for the lifetime of the fund since May 1, 2013, and were mixed for the one-year period. In addition, they noted that the total return of the fund for the one-year period and for the lifetime of the fund through June 30, 2016, were below that of a composite index composed of 70% of the S&P 500 index and 30% of a mix of money market securities.

Managed Risk Growth-Income Fund seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Growth and Income Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were lower than all of the comparisons. In addition, they noted that the total return of the fund for the one-year period and for the lifetime of the fund through June 30, 2016, were below that of a composite index composed of 70% of the S&P 500 index and 30% of a mix of money market securities.

Managed Risk Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Balanced Funds Average, (ii) the Bloomberg Barclays U.S. Aggregate Index and (iii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than the Bloomberg Barclays index but below the S&P 500 index for the lifetime of the fund since October 1, 2012. They also noted the fund’s investment results were below the Bloomberg Barclays index and the S&P 500 index for the six-month and one-year periods, and were mixed for the three-year period. In addition, they noted that the total return of the fund for the one-year period through June 30, 2016, and for the period September 28, 2012, through June 30, 2016, were below that of a composite index composed of 60% of the S&P 500 index, 30% of the Bloomberg Barclays index and 10% of a mix of money market securities.

The board and the committee reviewed the standard deviation of investment results of each fund based on monthly returns, for the one-year period and for the lifetime of each fund through June 30, 2016, a measure of the fund’s volatility, with the volatility for the periods of the composite index and of a group of funds with volatility management strategies identified by management. They noted that the volatility of each fund was greater than that of the composite index and most of the selected funds for the one-year and lifetime periods except Managed Risk Growth Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund, which were lower for the one-year period. In addition, they noted that the volatility of Managed Risk International Fund and Managed Risk Asset Allocation Fund were lower for both periods. The board and committee also noted, however, that for those periods the equity markets did not encounter sustained large market declines of the type that Milliman FRM’s volatility management program was designed to protect against. The board and the committee concluded that each fund’s investment results and the results

216	American Funds Insurance Series

of the services provided by Milliman FRM have been satisfactory for renewal of the agreement, and that CRMC’s and Milliman FRM’s record in managing the funds indicated that their continued management should benefit each fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. The board and the committee noted CRMC’s waiver of a portion of the advisory fee payable by each fund under the advisory agreement, CRMC’s commitment not to remove the waiver without board approval and CRMC’s agreement to pay the fees due Milliman FRM under the subadvisory agreement. They observed that each fund’s total advisory fees and expenses were at or near the median of the other funds in its Lipper category described above.

The board and the committee also considered the breakpoint discounts in each underlying fund’s advisory fee structure that reduce the level of fees charged by CRMC to the underlying fund as its assets increase. In addition, they reviewed information regarding advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fee schedule for the funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and marketing differences between advising the funds and the other clients. They also reviewed the fees paid to Milliman FRM by other funds which it advised or subadvised. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services that CRMC provided, directly and through Milliman FRM, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the funds. The Board and the committee also reviewed similar ancillary benefits received by Milliman FRM as a result of its relationship with the series. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by the funds.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

American Funds Insurance Series	217

Board of trustees and other officers

Independent trustees1

	Year first		Number of
	elected		portfolios in fund
	a trustee		complex overseen	Other directorships[3]
Name and year of birth	of the series[2]	Principal occupation(s) during past five years	by trustee	held by trustee
William H. Baribault, 1945	2009	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	80	General Finance Corporation
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	80	Mercury General Corporation
Leonard R. Fuller, 1946	1999	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	80	None
R. Clark Hooper, 1946	2010	Private investor	80	None
Chairman of the Board (Independent and Non-Executive)
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of International and Public Affairs	79	MasterCard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2010	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	76	None
Frank M. Sanchez, 1943	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	76	None
Margaret Spellings, 1957	2010	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	81	ClubCorp Holdings, Inc.
Steadman Upham, PhD, 1949	2010	President Emeritus and University Professor, The University of Tulsa	79	None

Interested trustee[4,5]

Year first
	elected		Number of
	a trustee	Principal occupation(s) during past five years	portfolios in fund
Name, year of birth and	or officer	and positions held with affiliated entities or	complex overseen	Other directorships[3]
position with series	of the series[2]	the principal underwriter of the series	by trustee	held by trustee
Donald D. O’Neal, 1960	1998	Partner — Capital Research Global Investors, Capital	31	None
Vice Chairman of the Board		Research and Management Company; Director, Capital Research and Management Company

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

218	American Funds Insurance Series

Other officers[5]

	Year first
	elected
Name, year of birth and	an officer	Principal occupation(s) during past five years and positions held with affiliated entities
position with series	of the series[2]	or the principal underwriter of the series
Alan N. Berro, 1960	1998	Partner — Capital World Investors, Capital Research and Management Company;
President		Director, Capital Research and Management Company
Michael J. Downer, 1955	1991	Director, Senior Vice President and Secretary, Capital Research and Management Company;
Executive Vice President		Chairman of the Board, Capital Bank and Trust Company[6]
John H. Smet, 1956	1994	Partner — Capital Fixed Income Investors, Capital Research and Management Company;
Senior Vice President		Director, Capital Research and Management Company
Martin Jacobs, 1962	2016	Partner — Capital World Investors, Capital Research and Management Company
Vice President
Carl M. Kawaja, 1964	2008	Partner — Capital World Investors, Capital Research and Management Company;
Vice President		Director, The Capital Group Companies, Inc.;[6]
		Director, Capital International Asset Management (Canada), Inc.[6]
Sung Lee, 1966	2008	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Vice President
Maria T. Manotok, 1974	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and
Vice President		Management Company; Director, Capital Guardian Trust Company[6]
S. Keiko McKibben, 1969	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Vice President
Renaud H. Samyn, 1974	2010	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Vice President
Dylan Yolles, 1969	2012	Partner — Capital International Investors, Capital Research and Management Company
Vice President
Steven I. Koszalka, 1964	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Secretary
Gregory F. Niland, 1971	2008	Vice President — Investment Operations, Capital Research and Management Company
Treasurer
Susan K. Countess, 1966	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Assistant Secretary
Brian C. Janssen, 1972	2015	Vice President — Investment Operations, Capital Research and Management Company
Assistant Treasurer
Dori Laskin, 1951	2010	Vice President — Investment Operations, Capital Research and Management Company
Assistant Treasurer

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of S. Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series	219

Offices of the series and of the investment adviser

Capital Research and

Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment subadviser

Milliman Financial Risk Management LLC

(Managed Risk Funds only)

71 South Wacker Drive, 31st Floor

Chicago, IL 60606

Custodians of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Bank of New York Mellon

(Managed Risk Funds only)

One Wall Street

New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, 22nd Floor

Los Angeles, CA 90071-3132

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete December 31, 2016, portfolios of American Funds Insurance Series investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2017, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

220	American Funds Insurance Series

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying fund in certain rising market conditions.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2017 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds from Capital Group
The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record for American Funds Insurance Series®.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series (AFIS) portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

AFIS equity funds have beaten their comparable Lipper indexes in 89% of 10-year periods and 100% of 20-year periods. AFIS fixed income funds have beaten comparable Lipper indexes in 52% of 10-year periods and 81% of 20-year periods.[2] We strive to keep management fees competitive Over the past 20 years, most funds’ fees have been below industry averages.[3]

[1]	Based on the American Funds Insurance Series prospectus supplement dated January 1, 2017.

[2]	Based on Class 2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Balanced Funds Index (Asset Allocation Fund), Core Bond Funds Index (Bond Fund), High Yield Funds Index (High-Income Bond Fund) and General U.S. Government Funds Index (U.S. Government/AAA-Rated Securities Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund.

[3]	Based on management fees for the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

Lit. No. INGEARX-998-0217P

ITEM 2. CODE OF ETHICS.

(a)	As of the end of the fiscal year, December 31, 2016, the Registrant had adopted a code of ethics (as defined in Item 2 of Form N-CSR) that applies to the Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b)	Not applicable

(c)	Not applicable

(d)	Not applicable

(e)	Not applicable

(f)(1) A copy of the Code of Ethics is attached hereto.

(f)(2) Not applicable

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Peter S. Burgess, who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES

2016: $2,034,683

2015: $1,998,769

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b)	AUDIT RELATED FEES:

2016: $69,000

2015: $75,754

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by PwC for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940. In addition, amounts billed to control affiliates for service provider internal controls reviews were $106,517 and $103,474 for the fiscal years ended December 31, 2016 and 2015, respectively.

(c)	TAX FEES:

2016: $2,914

2015: $0

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

(d)	ALL OTHER FEES:

2016: $45,107

2015: $51,915

These fees represent other fees for John Hancock Variable Insurance Trust billed to the registrant or to control affiliates.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee.  At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) ((i) (7) of Rule 2-01 of Regulation S-X: None.

(f)	Not applicable

(g)	The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $4,669,620 for the fiscal year ended December 31, 2016 and $7,175,112 for the fiscal year ended December 31, 2015.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Insert 6A-1 Main Portfolio of Investments

-2 Bond Portfolio of Investment

John Hancock

Variable Insurance Trust

December 31, 2016

Portfolio of Investments

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

500 Index Trust B

	Shares or Principal Amount	Value
COMMON STOCKS - 95.6%
Consumer discretionary - 11.5%
Auto components - 0.2%
BorgWarner, Inc.	43,745	$1,725,303
Delphi Automotive PLC	57,172	3,850,534
The Goodyear Tire & Rubber Company	55,432	1,711,186
		7,287,023
Automobiles - 0.5%
Ford Motor Company	823,446	9,988,400
General Motors Company	290,557	10,123,006
Harley-Davidson, Inc.	37,768	2,203,385
		22,314,791
Distributors - 0.1%
Genuine Parts Company	31,219	2,982,663
LKQ Corp. (I)	63,972	1,960,742
		4,943,405
Diversified consumer services - 0.0%
H&R Block, Inc.	47,314	1,087,749
Hotels, restaurants and leisure - 1.5%
Carnival Corp.	88,376	4,600,855
Chipotle Mexican Grill, Inc. (I)(L)	6,088	2,297,124
Darden Restaurants, Inc.	26,457	1,923,953
Marriott International, Inc., Class A	67,160	5,552,789
McDonald’s Corp.	174,261	21,211,049
Royal Caribbean Cruises, Ltd.	35,014	2,872,549
Starbucks Corp.	305,525	16,962,748
Wyndham Worldwide Corp.	23,344	1,782,781
Wynn Resorts, Ltd.	16,982	1,469,113
Yum! Brands, Inc.	73,292	4,641,582
		63,314,543
Household durables - 0.5%
DR Horton, Inc.	73,325	2,003,972
Garmin, Ltd. (L)	24,787	1,201,922
Harman International Industries, Inc.	14,708	1,634,941
Leggett & Platt, Inc.	28,071	1,372,110
Lennar Corp., Class A	41,374	1,776,186
Mohawk Industries, Inc. (I)	13,299	2,655,544
Newell Brands, Inc.	100,935	4,506,748
PulteGroup, Inc.	65,197	1,198,321
Whirlpool Corp.	15,871	2,884,872
		19,234,616
Internet and direct marketing retail - 2.2%
Amazon.com, Inc. (I)	82,845	62,122,980
Expedia, Inc.	25,837	2,926,815
Netflix, Inc. (I)	90,315	11,180,997
The Priceline Group, Inc. (I)	10,353	15,178,119
TripAdvisor, Inc. (I)	23,840	1,105,461
		92,514,372
Leisure products - 0.1%
Hasbro, Inc.	23,423	1,822,075
Mattel, Inc.	70,663	1,946,766
		3,768,841
Media - 2.9%
CBS Corp., Class B	82,341	5,238,534
Charter Communications, Inc.,
Class A (I)	45,537	13,111,013
Comcast Corp., Class A	500,157	34,535,841
Discovery Communications, Inc.,
Series A (I)(L)	31,302	857,988

500 Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Media (continued)
Discovery Communications, Inc.,
Series C (I)	45,455	$1,217,285
News Corp., Class A	79,748	913,912
News Corp., Class B	22,101	260,792
Omnicom Group, Inc.	49,591	4,220,690
Scripps Networks Interactive, Inc.,
Class A	19,809	1,413,768
TEGNA, Inc.	45,387	970,828
The Interpublic Group of Companies, Inc.	83,929	1,964,778
The Walt Disney Company	307,546	32,052,444
Time Warner, Inc.	161,993	15,637,184
Twenty-First Century Fox, Inc., Class A	222,031	6,225,749
Twenty-First Century Fox, Inc., Class B	102,406	2,790,564
Viacom, Inc., Class B	72,277	2,536,923
		123,948,293
Multiline retail - 0.5%
Dollar General Corp.	54,208	4,015,187
Dollar Tree, Inc. (I)	49,126	3,791,545
Kohl’s Corp.	36,040	1,779,655
Macy’s, Inc.	64,289	2,302,189
Nordstrom, Inc. (L)	23,904	1,145,719
Target Corp.	117,865	8,513,389
		21,547,684
Specialty retail - 2.3%
Advance Auto Parts, Inc.	15,335	2,593,455
AutoNation, Inc. (I)	15,194	739,188
AutoZone, Inc. (I)	6,018	4,752,956
Bed Bath & Beyond, Inc.	32,161	1,307,023
Best Buy Company, Inc.	56,244	2,399,931
CarMax, Inc. (I)(L)	40,401	2,601,420
Foot Locker, Inc.	28,353	2,009,944
L Brands, Inc.	50,042	3,294,765
Lowe’s Companies, Inc.	182,514	12,980,396
O’Reilly Automotive, Inc. (I)	19,677	5,478,274
Ross Stores, Inc.	83,776	5,495,706
Signet Jewelers, Ltd.	14,629	1,378,930
Staples, Inc.	134,740	1,219,397
The Gap, Inc.	47,380	1,063,207
The Home Depot, Inc.	255,784	34,295,519
The TJX Companies, Inc.	137,863	10,357,647
Tiffany & Company	22,971	1,778,645
Tractor Supply Company	27,827	2,109,565
Ulta Salon Cosmetics & Fragrance,
Inc. (I)	12,283	3,131,428
Urban Outfitters, Inc. (I)	18,028	513,437
		99,500,833
Textiles, apparel and luxury goods - 0.7%
Coach, Inc.	57,961	2,029,794
Hanesbrands, Inc.	78,534	1,693,978
Michael Kors Holdings, Ltd. (I)	34,043	1,463,168
NIKE, Inc., Class B	281,994	14,333,755
PVH Corp.	16,904	1,525,417
Ralph Lauren Corp.	12,062	1,089,440
Under Armour, Inc., Class A (I)(L)	38,222	1,110,349
Under Armour, Inc., Class C (I)	38,378	965,974
VF Corp.	69,317	3,698,062
		27,909,937
		487,372,087

The accompanying notes are an integral part of the financial statements.	1

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Consumer staples - 9.0%
Beverages - 2.0%
Brown-Forman Corp., Class B	38,539	$1,731,172
Constellation Brands, Inc., Class A	37,581	5,761,543
Dr. Pepper Snapple Group, Inc.	38,764	3,514,732
Molson Coors Brewing Company,
Class B	38,412	3,737,872
Monster Beverage Corp. (I)	84,858	3,762,604
PepsiCo, Inc.	301,252	31,519,997
The Coca-Cola Company	815,246	33,800,099
		83,828,019
Food and staples retailing - 2.0%
Costco Wholesale Corp.	92,133	14,751,415
CVS Health Corp.	224,001	17,675,919
Sysco Corp.	106,215	5,881,125
The Kroger Company	198,886	6,863,556
Wal-Mart Stores, Inc.	316,344	21,865,697
Walgreens Boots Alliance, Inc.	179,750	14,876,110
Whole Foods Market, Inc.	67,103	2,064,088
		83,977,910
Food products - 1.6%
Archer-Daniels-Midland Company	119,841	5,470,742
Campbell Soup Company	40,806	2,467,539
Conagra Brands, Inc.	87,336	3,454,139
General Mills, Inc.	123,977	7,658,059
Hormel Foods Corp.	56,356	1,961,752
Kellogg Company	52,570	3,874,935
McCormick & Company, Inc.	24,049	2,244,493
Mead Johnson Nutrition Company	38,919	2,753,908
Mondelez International, Inc., Class A	324,463	14,383,445
The Hershey Company	29,212	3,021,397
The J.M. Smucker Company	24,960	3,196,378
The Kraft Heinz Company	125,726	10,978,394
Tyson Foods, Inc., Class A	60,720	3,745,210
		65,210,391
Household products - 1.7%
Church & Dwight Company, Inc.	53,535	2,365,712
Colgate-Palmolive Company	186,246	12,187,938
Kimberly-Clark Corp.	75,133	8,574,178
The Clorox Company	26,978	3,237,900
The Procter & Gamble Company	562,227	47,272,046
		73,637,774
Personal products - 0.1%
Coty, Inc., Class A	97,048	1,776,949
The Estee Lauder Companies, Inc.,
Class A	46,416	3,550,360
		5,327,309
Tobacco - 1.6%
Altria Group, Inc.	409,901	27,717,506
Philip Morris International, Inc.	326,430	29,865,081
Reynolds American, Inc.	172,659	9,675,810
		67,258,397
		379,239,800
Energy - 7.2%
Energy equipment and services - 1.1%
Baker Hughes, Inc.	89,971	5,845,416
FMC Technologies, Inc. (I)	47,755	1,696,735
Halliburton Company	181,594	9,822,419
Helmerich & Payne, Inc. (L)	22,492	1,740,881
National Oilwell Varco, Inc.	78,559	2,941,249

500 Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
Schlumberger, Ltd.	291,773	$24,494,343
Transocean, Ltd. (I)	82,108	1,210,272
		47,751,315
Oil, gas and consumable fuels - 6.1%
Anadarko Petroleum Corp.	117,621	8,201,712
Apache Corp.	80,815	5,129,328
Cabot Oil & Gas Corp.	96,981	2,265,476
Chesapeake Energy Corp. (I)	160,593	1,127,363
Chevron Corp.	396,724	46,694,415
Cimarex Energy Company	19,779	2,687,966
Concho Resources, Inc. (I)	30,836	4,088,854
ConocoPhillips	260,708	13,071,899
Devon Energy Corp.	109,276	4,990,635
EOG Resources, Inc.	121,320	12,265,452
EQT Corp.	36,027	2,356,166
Exxon Mobil Corp.	871,145	78,629,548
Hess Corp.	56,323	3,508,360
Kinder Morgan, Inc.	401,596	8,317,053
Marathon Oil Corp.	176,738	3,059,335
Marathon Petroleum Corp.	110,482	5,562,769
Murphy Oil Corp.	33,458	1,041,548
Newfield Exploration Company (I)	41,033	1,661,837
Noble Energy, Inc.	89,384	3,401,955
Occidental Petroleum Corp.	161,017	11,469,241
ONEOK, Inc.	43,830	2,516,280
Phillips 66	92,996	8,035,784
Pioneer Natural Resources Company	35,573	6,405,630
Range Resources Corp.	39,476	1,356,395
Southwestern Energy Company (I)	103,342	1,118,160
Spectra Energy Corp.	147,078	6,043,435
Tesoro Corp.	25,017	2,187,737
The Williams Companies, Inc.	142,425	4,435,115
Valero Energy Corp.	95,159	6,501,263
		258,130,711
		305,882,026
Financials - 14.2%
Banks - 6.4%
Bank of America Corp.	2,123,314	46,925,239
BB&T Corp.	171,199	8,049,777
Citigroup, Inc.	598,560	35,572,421
Citizens Financial Group, Inc.	106,771	3,804,251
Comerica, Inc.	36,508	2,486,560
Fifth Third Bancorp	160,996	4,342,062
Huntington Bancshares, Inc.	224,369	2,966,158
JPMorgan Chase & Co.	751,626	64,857,808
KeyCorp	224,052	4,093,430
M&T Bank Corp.	32,365	5,062,857
People’s United Financial, Inc.	64,926	1,256,967
Regions Financial Corp.	262,440	3,768,638
SunTrust Banks, Inc.	102,292	5,610,716
The PNC Financial Services Group, Inc.	102,420	11,979,043
U.S. Bancorp	335,727	17,246,296
Wells Fargo & Company	947,992	52,243,839
Zions Bancorporation	42,635	1,835,010
		272,101,072
Capital markets - 2.7%
Affiliated Managers Group, Inc. (I)	11,219	1,630,121
Ameriprise Financial, Inc.	33,032	3,664,570
BlackRock, Inc.	25,661	9,765,037
CME Group, Inc.	71,661	8,266,096
E*TRADE Financial Corp. (I)	57,801	2,002,805

The accompanying notes are an integral part of the financial statements.	2

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Franklin Resources, Inc.	72,467	$2,868,244
Intercontinental Exchange, Inc.	124,160	7,005,107
Invesco, Ltd.	87,015	2,640,035
Moody’s Corp.	35,252	3,323,206
Morgan Stanley	302,875	12,796,469
Nasdaq, Inc.	23,750	1,594,100
Northern Trust Corp.	44,757	3,985,611
S&P Global, Inc.	54,124	5,820,495
State Street Corp.	76,781	5,967,419
T. Rowe Price Group, Inc.	51,785	3,897,339
The Bank of New York Mellon Corp.	222,089	10,522,577
The Charles Schwab Corp.	253,983	10,024,709
The Goldman Sachs Group, Inc.	77,617	18,585,391
		114,359,331
Consumer finance - 0.8%
American Express Company	160,705	11,905,026
Capital One Financial Corp.	101,322	8,839,331
Discover Financial Services	83,277	6,003,439
Navient Corp.	67,534	1,109,584
Synchrony Financial	165,657	6,008,379
		33,865,759
Diversified financial services - 1.6%
Berkshire Hathaway, Inc., Class B (I)	398,708	64,981,430
Leucadia National Corp.	69,533	1,616,642
		66,598,072
Insurance - 2.7%
Aflac, Inc.	84,624	5,889,830
American International Group, Inc.	204,891	13,381,431
Aon PLC	55,245	6,161,475
Arthur J. Gallagher & Company	36,906	1,917,636
Assurant, Inc.	11,606	1,077,733
Chubb, Ltd.	97,807	12,922,261
Cincinnati Financial Corp.	30,907	2,341,205
Lincoln National Corp.	47,990	3,180,297
Loews Corp.	59,580	2,790,131
Marsh & McLennan Companies, Inc.	108,713	7,347,912
MetLife, Inc.	231,302	12,464,865
Principal Financial Group, Inc.	56,227	3,253,294
Prudential Financial, Inc.	90,345	9,401,301
The Allstate Corp.	78,085	5,787,660
The Hartford Financial Services
Group, Inc.	79,368	3,781,885
The Progressive Corp.	121,619	4,317,475
The Travelers Companies, Inc.	59,637	7,300,762
Torchmark Corp.	23,218	1,712,560
Unum Group	49,619	2,179,763
Willis Towers Watson PLC	27,328	3,341,668
XL Group, Ltd.	55,974	2,085,591
		112,636,735
		599,560,969
Health care - 13.0%
Biotechnology - 2.6%
AbbVie, Inc.	340,675	21,333,069
Alexion Pharmaceuticals, Inc. (I)	46,719	5,716,070
Amgen, Inc.	156,675	22,907,452
Biogen, Inc. (I)	45,682	12,954,502
Celgene Corp. (I)	162,997	18,866,903
Gilead Sciences, Inc.	277,391	19,863,970
Regeneron Pharmaceuticals, Inc. (I)	15,788	5,795,617
Vertex Pharmaceuticals, Inc. (I)	51,581	3,799,972
		111,237,555

500 Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies - 2.3%
Abbott Laboratories	309,523	$11,888,778
Baxter International, Inc.	102,358	4,538,554
Becton, Dickinson and Company	44,255	7,326,415
Boston Scientific Corp. (I)	288,756	6,245,792
C.R. Bard, Inc.	15,293	3,435,725
Danaher Corp.	127,361	9,913,780
DENTSPLY SIRONA, Inc.	48,633	2,807,583
Edwards Lifesciences Corp. (I)	45,525	4,265,693
Hologic, Inc. (I)	58,132	2,332,256
Intuitive Surgical, Inc. (I)	8,166	5,178,632
Medtronic PLC	287,634	20,488,154
St. Jude Medical, Inc.	60,816	4,876,835
Stryker Corp.	65,517	7,849,592
The Cooper Companies, Inc.	10,320	1,805,278
Varian Medical Systems, Inc. (I)	19,919	1,788,328
Zimmer Biomet Holdings, Inc.	41,862	4,320,158
		99,061,553
Health care providers and services - 2.5%
Aetna, Inc.	74,099	9,189,017
AmerisourceBergen Corp.	35,150	2,748,379
Anthem, Inc.	54,835	7,883,628
Cardinal Health, Inc.	67,580	4,863,733
Centene Corp. (I)	35,542	2,008,478
Cigna Corp.	53,496	7,135,831
DaVita, Inc. (I)	34,013	2,183,635
Envision Healthcare Corp. (I)	24,195	1,531,302
Express Scripts Holding Company (I)	129,525	8,910,025
HCA Holdings, Inc. (I)	61,125	4,524,473
Henry Schein, Inc. (I)	17,120	2,597,275
Humana, Inc.	31,079	6,341,048
Laboratory Corp. of America
Holdings (I)	21,350	2,740,913
McKesson Corp.	47,775	6,709,999
Patterson Companies, Inc. (L)	17,723	727,175
Quest Diagnostics, Inc.	29,497	2,710,774
UnitedHealth Group, Inc.	200,216	32,042,569
Universal Health Services, Inc., Class B	18,718	1,991,221
		106,839,475
Health care technology - 0.1%
Cerner Corp. (I)	62,746	2,972,278
Life sciences tools and services - 0.6%
Agilent Technologies, Inc.	68,345	3,113,798
Illumina, Inc. (I)	30,691	3,929,676
Mettler-Toledo International, Inc. (I)	5,536	2,317,148
PerkinElmer, Inc.	22,880	1,193,192
Thermo Fisher Scientific, Inc.	82,991	11,710,030
Waters Corp. (I)	16,863	2,266,219
		24,530,063
Pharmaceuticals - 4.9%
Allergan PLC (I)	78,795	16,547,738
Bristol-Myers Squibb Company	350,933	20,508,525
Eli Lilly & Company	204,387	15,032,664
Endo International PLC (I)	43,825	721,798
Johnson & Johnson	571,305	65,820,049
Mallinckrodt PLC (I)	22,664	1,129,120
Merck & Company, Inc.	579,785	34,131,943
Mylan NV (I)	95,861	3,657,097
Perrigo Company PLC	29,921	2,490,325
Pfizer, Inc.	1,274,417	41,393,064
Zoetis, Inc.	103,346	5,532,111
		206,964,434
		551,605,358

The accompanying notes are an integral part of the financial statements.	3

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Industrials - 9.8%
Aerospace and defense - 2.1%
Arconic, Inc.	91,407	$1,694,686
General Dynamics Corp.	59,916	10,345,097
L3 Technologies, Inc.	16,101	2,449,123
Lockheed Martin Corp.	52,900	13,221,826
Northrop Grumman Corp.	37,071	8,621,973
Raytheon Company	61,950	8,796,900
Rockwell Collins, Inc.	27,147	2,518,156
Textron, Inc.	56,214	2,729,752
The Boeing Company	120,610	18,776,565
TransDigm Group, Inc.	10,481	2,609,350
United Technologies Corp.	160,888	17,636,543
		89,399,971
Air freight and logistics - 0.7%
C.H. Robinson Worldwide, Inc.	29,993	2,197,287
Expeditors International of
Washington, Inc.	37,933	2,008,932
FedEx Corp.	51,088	9,512,586
United Parcel Service, Inc., Class B	145,028	16,626,010
		30,344,815
Airlines - 0.6%
Alaska Air Group, Inc.	25,483	2,261,107
American Airlines Group, Inc.	108,483	5,065,071
Delta Air Lines, Inc.	154,320	7,591,001
Southwest Airlines Company	129,132	6,435,939
United Continental Holdings, Inc. (I)	61,436	4,477,456
		25,830,574
Building products - 0.3%
Allegion PLC	19,966	1,277,824
Fortune Brands Home & Security, Inc.	32,139	1,718,151
Johnson Controls International PLC	197,745	8,145,117
Masco Corp.	69,197	2,188,009
		13,329,101
Commercial services and supplies - 0.3%
Cintas Corp.	17,939	2,073,031
Pitney Bowes, Inc.	39,976	607,235
Republic Services, Inc.	49,508	2,824,431
Stericycle, Inc. (I)	17,695	1,363,223
Waste Management, Inc.	86,186	6,111,449
		12,979,369
Construction and engineering - 0.1%
Fluor Corp.	29,090	1,527,807
Jacobs Engineering Group, Inc. (I)	25,096	1,430,472
Quanta Services, Inc. (I)	31,021	1,081,082
		4,039,361
Electrical equipment - 0.5%
Acuity Brands, Inc.	9,158	2,114,216
AMETEK, Inc.	48,861	2,374,645
Eaton Corp. PLC	95,491	6,406,491
Emerson Electric Company	136,308	7,599,171
Rockwell Automation, Inc.	27,150	3,648,960
		22,143,483
Industrial conglomerates - 2.4%
3M Company	126,500	22,589,105
General Electric Company	1,858,074	58,715,138
Honeywell International, Inc.	160,091	18,546,542
Roper Technologies, Inc.	21,100	3,862,988
		103,713,773

500 Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery - 1.4%
Caterpillar, Inc.	123,067	$11,413,234
Cummins, Inc.	32,155	4,394,624
Deere & Company	60,358	6,219,288
Dover Corp.	32,321	2,421,813
Flowserve Corp.	27,293	1,311,429
Fortive Corp.	62,473	3,350,427
Illinois Tool Works, Inc.	66,416	8,133,303
Ingersoll-Rand PLC	55,263	4,146,936
PACCAR, Inc.	73,080	4,669,812
Parker-Hannifin Corp.	28,081	3,931,340
Pentair PLC	34,966	1,960,544
Snap-on, Inc.	12,132	2,077,848
Stanley Black & Decker, Inc.	31,306	3,590,485
Xylem, Inc.	37,326	1,848,384
		59,469,467
Professional services - 0.3%
Equifax, Inc.	24,834	2,936,124
Nielsen Holdings PLC	70,505	2,957,685
Robert Half International, Inc.	26,907	1,312,523
The Dun & Bradstreet Corp.	7,592	921,061
Verisk Analytics, Inc. (I)	32,253	2,617,976
		10,745,369
Road and rail - 0.9%
CSX Corp.	195,966	7,041,058
J.B. Hunt Transport Services, Inc.	18,535	1,799,192
Kansas City Southern	22,519	1,910,737
Norfolk Southern Corp.	61,676	6,665,325
Ryder System, Inc.	11,194	833,281
Union Pacific Corp.	173,741	18,013,467
		36,263,060
Trading companies and distributors - 0.2%
Fastenal Company	60,244	2,830,263
United Rentals, Inc. (I)	17,298	1,826,323
W.W. Grainger, Inc.	11,763	2,731,957
		7,388,543
		415,646,886
Information technology - 19.9%
Communications equipment - 1.0%
Cisco Systems, Inc.	1,053,880	31,848,254
F5 Networks, Inc. (I)	13,959	2,020,146
Harris Corp.	26,002	2,664,425
Juniper Networks, Inc.	80,406	2,272,274
Motorola Solutions, Inc.	35,167	2,914,993
		41,720,092
Electronic equipment, instruments and components - 0.4%
Amphenol Corp., Class A	64,182	4,313,030
Corning, Inc.	200,082	4,855,990
FLIR Systems, Inc.	28,341	1,025,661
TE Connectivity, Ltd.	74,617	5,169,466
		15,364,147
Internet software and services - 4.1%
Akamai Technologies, Inc. (I)	36,620	2,441,822
Alphabet, Inc., Class A (I)	62,195	49,286,428
Alphabet, Inc., Class C (I)	62,328	48,105,997
eBay, Inc. (I)	216,495	6,427,737
Facebook, Inc., Class A (I)	491,694	56,569,395
VeriSign, Inc. (I)	19,753	1,502,611
Yahoo!, Inc. (I)	185,255	7,163,811
		171,497,801

The accompanying notes are an integral part of the financial statements.	4

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
IT services - 3.5%
Accenture PLC, Class A	130,106	$15,239,316
Alliance Data Systems Corp.	12,313	2,813,521
Automatic Data Processing, Inc.	95,019	9,766,053
Cognizant Technology Solutions Corp.,
Class A (I)	128,520	7,200,976
CSRA, Inc.	29,059	925,239
Fidelity National Information
Services, Inc.	68,711	5,197,300
Fiserv, Inc. (I)	45,231	4,807,151
Global Payments, Inc.	32,113	2,228,963
IBM Corp.	182,024	30,214,164
MasterCard, Inc., Class A	199,669	20,615,824
Paychex, Inc.	66,866	4,070,802
PayPal Holdings, Inc. (I)	234,946	9,273,319
Teradata Corp. (I)	26,844	729,351
The Western Union Company	103,105	2,239,441
Total System Services, Inc.	35,238	1,727,719
Visa, Inc., A Shares	392,149	30,595,465
Xerox Corp.	177,534	1,549,872
		149,194,476
Semiconductors and semiconductor equipment - 3.2%
Analog Devices, Inc.	64,038	4,650,440
Applied Materials, Inc.	227,084	7,328,001
Broadcom, Ltd.	83,605	14,778,856
First Solar, Inc. (I)	15,976	512,670
Intel Corp.	996,136	36,129,853
KLA-Tencor Corp.	32,550	2,561,034
Lam Research Corp.	34,495	3,647,156
Linear Technology Corp.	49,802	3,105,155
Microchip Technology, Inc.	44,739	2,870,007
Micron Technology, Inc. (I)	217,566	4,769,047
NVIDIA Corp.	113,407	12,105,063
Qorvo, Inc. (I)	26,832	1,414,851
QUALCOMM, Inc.	310,606	20,251,511
Skyworks Solutions, Inc.	39,643	2,959,746
Texas Instruments, Inc.	209,383	15,278,678
Versum Materials Inc. (I)	799	22,428
Xilinx, Inc.	52,869	3,191,702
		135,576,198
Software - 4.1%
Activision Blizzard, Inc.	142,832	5,157,664
Adobe Systems, Inc. (I)	104,330	10,740,774
Autodesk, Inc. (I)	40,910	3,027,749
CA, Inc.	66,497	2,112,610
Citrix Systems, Inc. (I)	32,344	2,888,643
Electronic Arts, Inc. (I)	62,907	4,954,555
Intuit, Inc.	51,422	5,893,475
Microsoft Corp.	1,633,074	101,479,218
Oracle Corp.	629,817	24,216,464
Red Hat, Inc. (I)	37,834	2,637,030
salesforce.com, Inc. (I)	134,897	9,235,049
Symantec Corp.	132,597	3,167,742
		175,510,973
Technology hardware, storage and peripherals - 3.6%
Apple, Inc.	1,120,045	129,723,612
Hewlett Packard Enterprise Company	351,742	8,139,310
HP, Inc.	356,709	5,293,562
NetApp, Inc.	56,438	1,990,568
Seagate Technology PLC	62,226	2,375,166
Western Digital Corp.	60,498	4,110,839
		151,633,057
		840,496,744

500 Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Materials - 2.7%
Chemicals - 2.0%
AdvanSix, Inc. (I)	223	$4,937
Air Products & Chemicals, Inc.	45,518	6,546,399
Albemarle Corp.	23,556	2,027,700
CF Industries Holdings, Inc.	48,586	1,529,487
E.I. du Pont de Nemours & Company	182,178	13,371,865
Eastman Chemical Company	30,992	2,330,908
Ecolab, Inc.	55,044	6,452,258
FMC Corp.	27,877	1,576,723
International Flavors & Fragrances, Inc.	16,627	1,959,159
LyondellBasell Industries NV, Class A	69,805	5,987,873
Monsanto Company	92,277	9,708,463
PPG Industries, Inc.	55,488	5,258,043
Praxair, Inc.	60,487	7,088,472
The Dow Chemical Company	234,988	13,446,013
The Mosaic Company	72,907	2,138,362
The Sherwin-Williams Company	16,954	4,556,218
		83,982,880
Construction materials - 0.1%
Martin Marietta Materials, Inc.	13,264	2,938,374
Vulcan Materials Company	27,815	3,481,047
		6,419,421
Containers and packaging - 0.3%
Avery Dennison Corp.	18,397	1,291,837
Ball Corp.	36,592	2,746,961
International Paper Company	85,769	4,550,903
Sealed Air Corp.	41,275	1,871,409
WestRock Company	52,671	2,674,107
		13,135,217
Metals and mining - 0.3%
Freeport-McMoRan, Inc. (I)	261,107	3,444,001
Newmont Mining Corp.	110,635	3,769,334
Nucor Corp.	66,323	3,947,545
		11,160,880
		114,698,398
Real estate - 2.8%
Equity real estate investment trusts - 2.7%
American Tower Corp.	89,968	9,507,818
Apartment Investment & Management
Company, Class A	32,686	1,485,579
AvalonBay Communities, Inc.	28,605	5,067,376
Boston Properties, Inc.	32,030	4,028,733
Crown Castle International Corp.	75,885	6,584,541
Digital Realty Trust, Inc.	33,552	3,296,820
Equinix, Inc.	14,960	5,346,854
Equity Residential	76,214	4,905,133
Essex Property Trust, Inc.	13,642	3,171,765
Extra Space Storage, Inc.	26,128	2,018,127
Federal Realty Investment Trust	14,794	2,102,375
General Growth Properties, Inc.	121,562	3,036,619
HCP, Inc.	97,413	2,895,114
Host Hotels & Resorts, Inc.	155,746	2,934,255
Iron Mountain, Inc.	53,662	1,742,942
Kimco Realty Corp.	87,548	2,202,708
Mid-America Apartment Communities, Inc.	23,989	2,349,003
Prologis, Inc.	111,947	5,909,682
Public Storage	31,460	7,031,310
Realty Income Corp.	53,746	3,089,320
Simon Property Group, Inc.	65,926	11,713,072
SL Green Realty Corp.	21,996	2,365,670

The accompanying notes are an integral part of the financial statements.	5

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
The Macerich Company	26,315	$1,864,155
UDR, Inc.	55,751	2,033,796
Ventas, Inc.	74,073	4,631,044
Vornado Realty Trust	35,807	3,737,177
Welltower, Inc.	76,428	5,115,326
Weyerhaeuser Company	159,759	4,807,148
		114,973,462
Real estate management and development - 0.1%
CBRE Group, Inc., Class A (I)	64,638	2,035,451
		117,008,913
Telecommunication services - 2.5%
Diversified telecommunication services - 2.5%
AT&T, Inc.	1,290,735	54,894,960
CenturyLink, Inc.	113,865	2,707,710
Frontier Communications Corp. (L)	244,736	827,208
Level 3 Communications, Inc. (I)	60,453	3,407,131
Verizon Communications, Inc.	856,389	45,714,045
		107,551,054
		107,551,054
Utilities - 3.0%
Electric utilities - 1.8%
Alliant Energy Corp.	47,289	1,791,780
American Electric Power Company, Inc.	104,466	6,577,179
Duke Energy Corp.	145,333	11,280,747
Edison International	67,970	4,893,160
Entergy Corp.	37,283	2,739,182
Eversource Energy	66,160	3,654,017
Exelon Corp.	195,703	6,945,499
FirstEnergy Corp.	88,536	2,741,960
NextEra Energy, Inc.	98,158	11,725,955
PG&E Corp.	105,966	6,439,554
Pinnacle West Capital Corp.	23,195	1,809,906
PPL Corp.	144,830	4,931,462
The Southern Company	205,839	10,125,220
Xcel Energy, Inc.	105,970	4,312,979
		79,968,600
Independent power and renewable electricity
producers - 0.1%
AES Corp.	135,847	1,578,542
NRG Energy, Inc.	65,726	805,801
		2,384,343
Multi-utilities - 1.0%
Ameren Corp.	50,637	2,656,417
CenterPoint Energy, Inc.	89,831	2,213,436
CMS Energy Corp.	58,258	2,424,698
Consolidated Edison, Inc.	63,453	4,675,217
Dominion Resources, Inc.	131,627	10,081,312
DTE Energy Company	37,438	3,688,017
NiSource, Inc.	67,088	1,485,328
Public Service Enterprise Group, Inc.	105,521	4,630,261
SCANA Corp.	29,840	2,186,675
Sempra Energy	52,401	5,273,637
WEC Energy Group, Inc.	65,849	3,862,044
		43,177,042
Water utilities - 0.1%
American Water Works Company, Inc.	38,797	2,807,351
		128,337,336
TOTAL COMMON STOCKS (Cost $2,330,987,307)		$4,047,399,571

500 Index Trust B (continued)

	Shares or Principal Amount	Value
SECURITIES LENDING COLLATERAL - 0.2%
John Hancock
Collateral Trust, 0.7390% (W)(Y)	1,059,256	$10,599,449
TOTAL SECURITIES LENDING
COLLATERAL (Cost $10,599,963)		$10,599,449

SHORT-TERM INVESTMENTS - 4.7%
Repurchase agreement - 4.7%
Repurchase Agreement with State Street
Corp. dated 12/30/2016 at 0.030% to be
repurchased at $197,570,659 on
01/03/2017, collateralized by
$178,035,000 U.S. Treasury Bonds,
3.750% due 11/15/2043 (valued at
$201,522,623, including interest)	$197,570,000	197,570,000
TOTAL SHORT-TERM INVESTMENTS (Cost $197,570,000)		$197,570,000
Total Investments (500 Index Trust B)
(Cost $2,539,157,270) - 100.5%		$4,255,569,020
Other assets and liabilities, net - (0.5%)		(21,336,568)
TOTAL NET ASSETS - 100.0%		$4,234,232,452

All Cap Core Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 98.5%
Consumer discretionary - 10.8%
Auto components - 1.8%
Cooper Tire & Rubber Company	32,900	$1,278,165
LCI Industries	2,100	226,275
Lear Corp.	12,800	1,694,336
Visteon Corp.	2,700	216,918
		3,415,694
Automobiles - 0.1%
General Motors Company	4,800	167,232
Hotels, restaurants and leisure - 2.7%
Domino’s Pizza, Inc.	14,900	2,372,676
Las Vegas Sands Corp.	21,400	1,142,974
Vail Resorts, Inc.	10,100	1,629,231
		5,144,881
Household durables - 0.4%
Garmin, Ltd.	2,200	106,678
iRobot Corp. (I)	800	46,760
La-Z-Boy, Inc.	6,300	195,615
M/I Homes, Inc. (I)	11,500	289,570
Mohawk Industries, Inc. (I)	400	79,872
		718,495
Internet and direct marketing retail - 0.0%
Amazon.com, Inc. (I)	50	37,494
Media - 2.0%
Liberty Media Corp., Series C (I)	4,600	144,118
Omnicom Group, Inc.	28,800	2,451,168
Regal Entertainment Group, Class A	30,400	626,240
The Walt Disney Company	4,900	510,678
		3,732,204
Specialty retail - 3.8%
AutoZone, Inc. (I)	259	204,556
Best Buy Company, Inc.	50,400	2,150,568

The accompanying notes are an integral part of the financial statements.	6

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Big 5 Sporting Goods Corp.	116,200	$2,016,070
The Children’s Place, Inc.	21,800	2,200,710
The Home Depot, Inc.	700	93,856
Tilly’s, Inc., Class A (I)	33,700	444,503
		7,110,263
Textiles, apparel and luxury goods - 0.0%
PVH Corp.	600	54,144
		20,380,407
Consumer staples - 7.0%
Food and staples retailing - 2.6%
Sysco Corp.	44,800	2,480,576
Wal-Mart Stores, Inc.	35,400	2,446,848
		4,927,424
Food products - 3.1%
Dean Foods Company	108,200	2,356,596
Ingredion, Inc.	1,800	224,928
Sanderson Farms, Inc.	21,300	2,007,312
Tyson Foods, Inc., Class A	21,400	1,319,952
		5,908,788
Household products - 0.7%
Colgate-Palmolive Company	4,100	268,304
The Procter & Gamble Company	11,600	975,328
		1,243,632
Tobacco - 0.6%
Altria Group, Inc.	12,700	858,774
Philip Morris International, Inc.	2,600	237,874
		1,096,648
		13,176,492
Energy - 7.4%
Energy equipment and services - 2.3%
Baker Hughes, Inc.	9,900	643,203
Diamond Offshore Drilling, Inc. (I)	39,000	690,300
McDermott International, Inc. (I)	102,300	755,997
Transocean, Ltd. (I)	153,900	2,268,486
		4,357,986
Oil, gas and consumable fuels - 5.1%
Chevron Corp.	6,300	741,510
CONSOL Energy, Inc.	2,000	36,460
EOG Resources, Inc.	7,700	778,470
Exxon Mobil Corp.	8,900	803,314
Green Plains, Inc.	5,000	139,250
Overseas Shipholding Group, Inc.,
Class A	29,100	111,453
Parsley Energy, Inc., Class A (I)	23,600	831,664
Pioneer Natural Resources Company	6,700	1,206,469
Tesoro Corp.	26,900	2,352,405
Valero Energy Corp.	38,300	2,616,656
		9,617,651
		13,975,637
Financials - 14.7%
Banks - 6.7%
Bank of America Corp.	55,500	1,226,550
Carolina Financial Corp.	2,800	86,212
Citigroup, Inc.	62,200	3,696,546
Citizens Financial Group, Inc.	69,800	2,486,974
Enterprise Financial Services Corp.	4,400	189,200

All Cap Core Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
JPMorgan Chase & Co.	2,000	$172,580
Popular, Inc.	53,200	2,331,224
SunTrust Banks, Inc.	46,100	2,528,585
		12,717,871
Capital markets - 1.2%
BlackRock, Inc.	1,300	494,702
Morgan Stanley	7,300	308,425
The Goldman Sachs Group, Inc.	6,100	1,460,645
		2,263,772
Consumer finance - 0.8%
Discover Financial Services	20,600	1,485,054
Diversified financial services - 1.0%
Berkshire Hathaway, Inc., Class B (I)	11,600	1,890,568
Insurance - 2.3%
Alleghany Corp. (I)	3,780	2,298,694
Ambac Financial Group, Inc. (I)	21,000	472,500
Assured Guaranty, Ltd.	22,800	861,156
Erie Indemnity Company, Class A	1,300	146,185
Prudential Financial, Inc.	1,900	197,714
Reinsurance Group of America, Inc.	2,100	264,243
		4,240,492
Mortgage real estate investment trusts - 2.1%
ARMOUR Residential REIT, Inc.	55,600	1,205,964
Chimera Investment Corp.	135,000	2,297,700
MFA Financial, Inc.	50,900	388,367
		3,892,031
Thrifts and mortgage finance - 0.6%
Federal Agricultural Mortgage Corp.,
Class C	3,200	183,264
HomeStreet, Inc. (I)	25,600	808,960
Meta Financial Group, Inc.	1,200	123,480
		1,115,704
		27,605,492
Health care - 14.8%
Biotechnology - 3.5%
AMAG Pharmaceuticals, Inc. (I)	3,100	107,880
Amgen, Inc.	19,000	2,777,990
Gilead Sciences, Inc.	29,000	2,076,690
United Therapeutics Corp. (I)	11,000	1,577,730
		6,540,290
Health care equipment and supplies - 1.1%
Baxter International, Inc.	49,100	2,177,094
Health care providers and services - 4.9%
Aetna, Inc.	18,600	2,306,586
Anthem, Inc.	3,300	474,441
Express Scripts Holding Company (I)	5,900	405,861
Humana, Inc.	400	81,612
UnitedHealth Group, Inc.	22,000	3,520,880
WellCare Health Plans, Inc. (I)	17,500	2,398,900
		9,188,280
Life sciences tools and services - 0.9%
Mettler-Toledo International, Inc. (I)	4,000	1,674,240
Pharmaceuticals - 4.4%
Johnson & Johnson	42,200	4,861,862
Merck & Company, Inc.	58,800	3,461,556
		8,323,418
		27,903,322

The accompanying notes are an integral part of the financial statements.	7

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Industrials - 10.4%
Aerospace and defense - 3.7%
Huntington Ingalls Industries, Inc.	4,000	$736,760
Lockheed Martin Corp.	5,600	1,399,664
Northrop Grumman Corp.	11,200	2,604,896
The Boeing Company	14,500	2,257,360
		6,998,680
Airlines - 1.8%
Copa Holdings SA, Class A	7,000	635,810
Hawaiian Holdings, Inc. (I)	39,700	2,262,900
United Continental Holdings, Inc. (I)	7,100	517,448
		3,416,158
Building products - 0.8%
Universal Forest Products, Inc.	14,400	1,471,392
Commercial services and supplies - 1.2%
Waste Management, Inc.	32,800	2,325,848
Construction and engineering - 1.0%
Argan, Inc.	21,100	1,488,605
MasTec, Inc. (I)	2,700	103,275
MYR Group, Inc. (I)	8,500	320,280
		1,912,160
Machinery - 1.5%
Deere & Company	5,200	535,808
Parker-Hannifin Corp.	500	70,000
The Greenbrier Companies, Inc.	54,200	2,252,010
		2,857,818
Professional services - 0.4%
Insperity, Inc.	9,500	674,025
		19,656,081
Information technology - 21.2%
Communications equipment - 1.4%
F5 Networks, Inc. (I)	16,700	2,416,824
InterDigital, Inc.	2,400	219,240
		2,636,064
Electronic equipment, instruments and components - 2.0%
Sanmina Corp. (I)	56,600	2,074,390
SYNNEX Corp.	4,000	484,080
TTM Technologies, Inc. (I)	88,700	1,208,981
		3,767,451
Internet software and services - 2.5%
Alphabet, Inc., Class A (I)	1,142	904,978
Alphabet, Inc., Class C (I)	4,636	3,578,158
Facebook, Inc., Class A (I)	1,500	172,575
NIC, Inc.	4,300	102,770
		4,758,481
IT services - 5.2%
Accenture PLC, Class A	24,000	2,811,120
Automatic Data Processing, Inc.	300	30,834
CSG Systems International, Inc.	2,200	106,480
Fiserv, Inc. (I)	6,500	690,820
IBM Corp.	21,000	3,485,790
Mastercard, Inc., Class A	23,300	2,405,725
Paychex, Inc.	2,000	121,760
The Hackett Group, Inc.	5,600	98,896
		9,751,425
Semiconductors and semiconductor equipment - 4.2%
Advanced Energy Industries, Inc. (I)	2,400	131,400
Analog Devices, Inc.	9,300	675,366

All Cap Core Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Applied Materials, Inc.	80,900	$2,610,643
Intel Corp.	2,200	79,794
Lam Research Corp.	13,500	1,427,355
Texas Instruments, Inc.	40,000	2,918,800
		7,843,358
Software - 3.4%
Adobe Systems, Inc. (I)	3,800	391,210
Microsoft Corp.	97,407	6,052,871
		6,444,081
Technology hardware, storage and peripherals - 2.5%
Apple, Inc.	28,782	3,333,531
HP, Inc.	96,000	1,424,640
		4,758,171
		39,959,031
Materials - 3.8%
Chemicals - 2.2%
LyondellBasell Industries NV, Class A	2,600	223,028
Rayonier Advanced Materials, Inc.	42,100	650,866
The Dow Chemical Company	26,400	1,510,608
Trinseo SA	31,000	1,838,300
		4,222,802
Containers and packaging - 0.4%
Packaging Corp. of America	8,700	737,934
Metals and mining - 1.2%
Newmont Mining Corp.	9,100	310,037
Nucor Corp.	4,600	273,792
Steel Dynamics, Inc.	47,000	1,672,260
		2,256,089
		7,216,825
Real estate - 3.2%
Equity real estate investment trusts - 3.0%
Ashford Hospitality Prime, Inc.	11,800	161,070
CorEnergy Infrastructure Trust, Inc.	37,500	1,308,000
DuPont Fabros Technology, Inc.	7,200	316,296
Equity Commonwealth (I)	79,200	2,395,008
Gaming and Leisure Properties, Inc.	5,700	174,534
Mack-Cali Realty Corp.	17,900	519,458
Outfront Media, Inc.	32,800	815,736
		5,690,102
Real estate management and development - 0.2%
Altisource Portfolio Solutions SA (I)	9,600	255,264
The RMR Group, Inc., Class A	3,000	118,500
		373,764
		6,063,866
Telecommunication services - 1.4%
Diversified telecommunication services - 1.3%
IDT Corp., Class B	12,000	222,480
Verizon Communications, Inc.	41,500	2,215,268
		2,437,748
Wireless telecommunication services - 0.1%
Telephone & Data Systems, Inc.	7,700	222,299
		2,660,047
Utilities - 3.8%
Electric utilities - 0.7%
Edison International	12,700	914,273
FirstEnergy Corp.	10,100	312,797

The accompanying notes are an integral part of the financial statements.	8

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
MGE Energy, Inc.	1,300	$84,890
		1,311,960
Multi-utilities - 3.1%
CenterPoint Energy, Inc.	72,700	1,791,328
Consolidated Edison, Inc.	33,500	2,468,280
DTE Energy Company	1,600	157,616
MDU Resources Group, Inc.	32,200	926,394
Public Service Enterprise Group, Inc.	8,900	390,532
		5,734,150
		7,046,110
TOTAL COMMON STOCKS (Cost $169,700,809)		$185,643,310

SHORT-TERM INVESTMENTS - 1.3%
Money market funds - 1.3%
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
0.4218% (Y)	2,573,464	2,573,464
TOTAL SHORT-TERM INVESTMENTS (Cost $2,573,464)		$2,573,464
Total Investments (All Cap Core Trust)
(Cost $172,274,273) - 99.8%		$188,216,774
Other assets and liabilities, net - 0.2%		310,165
TOTAL NET ASSETS - 100.0%		$188,526,939

Alpha Opportunities Trust

	Shares or Principal Amount	Value
COMMON STOCKS - 85.2%
Consumer discretionary - 10.3%
Auto components - 0.3%
Delphi Automotive PLC	6,338	$426,864
Automobiles - 0.7%
Geely Automobile Holdings, Ltd.	63,491	60,345
Harley-Davidson, Inc.	8,998	524,943
Maruti Suzuki India, Ltd.	4,481	349,843
		935,131
Diversified consumer services - 0.3%
New Oriental Education & Technology
Group, Inc., ADR (I)	6,450	271,545
The Honest Company, Inc. (I)(R)	3,841	123,757
		395,302
Hotels, restaurants and leisure - 2.2%
China Lodging Group, Ltd., ADR (I)	1,450	75,168
Choice Hotels International, Inc.	10,179	570,533
Domino’s Pizza Group PLC	34,937	155,040
Hilton Worldwide Holdings, Inc.	23,625	642,600
Hyatt Hotels Corp., Class A (I)	5,213	288,070
McDonald’s Corp.	6,167	750,647
Panera Bread Company, Class A (I)	2,333	478,475
The Star Entertainment Group, Ltd.	7,418	27,607
		2,988,140
Household durables - 0.9%
NVR, Inc. (I)	701	1,169,969
Internet and direct marketing retail - 1.8%
Amazon.com, Inc. (I)	797	597,646
ASOS PLC (I)	1,245	76,067

Alpha Opportunities Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Internet and direct marketing retail (continued)
Ctrip.com International, Ltd., ADR (I)	1,354	$54,160
Netflix, Inc. (I)	8,491	1,051,186
The Priceline Group, Inc. (I)	393	576,162
Zalando SE (I)	1,398	53,256
		2,408,477
Specialty retail - 2.6%
Advance Auto Parts, Inc.	7,147	1,208,701
CarMax, Inc. (I)	3,449	222,081
Jand, Inc., Class A (I)(R)	3,495	34,705
Lowe’s Companies, Inc.	8,294	589,869
The Home Depot, Inc.	5,685	762,245
The TJX Companies, Inc.	9,486	712,683
		3,530,284
Textiles, apparel and luxury goods - 1.5%
G-III Apparel Group, Ltd. (I)	9,100	268,996
NIKE, Inc., Class B	29,407	1,494,758
VF Corp.	5,300	282,755
		2,046,509
		13,900,676
Consumer staples - 4.4%
Beverages - 1.0%
Monster Beverage Corp. (I)	15,381	681,994
The Coca-Cola Company	18,006	746,529
		1,428,523
Food and staples retailing - 1.0%
Costco Wholesale Corp.	8,089	1,295,130
Food products - 0.3%
The Hershey Company	4,011	414,858
Household products - 0.6%
Colgate-Palmolive Company	13,090	856,610
Personal products - 0.8%
Coty, Inc., Class A	11,500	210,565
Unilever NV - NY Shares	22,591	927,586
		1,138,151
Tobacco - 0.7%
Philip Morris International, Inc.	9,793	895,962
		6,029,234
Energy - 5.8%
Energy equipment and services - 1.1%
Baker Hughes, Inc.	14,787	960,711
Ensco PLC, Class A	12,000	116,640
Halliburton Company	8,020	433,802
		1,511,153
Oil, gas and consumable fuels - 4.7%
Anadarko Petroleum Corp.	6,461	450,526
Chevron Corp.	8,209	966,199
EOG Resources, Inc.	3,866	390,853
Newfield Exploration Company (I)	15,105	611,753
Petroleo Brasileiro SA, ADR (I)	14,412	145,705
Phillips 66	10,452	903,157
Pioneer Natural Resources Company	5,019	903,771
Range Resources Corp.	10,400	357,344
Southwestern Energy Company (I)	20,100	217,482
Suncor Energy, Inc.	31,452	1,028,166
World Fuel Services Corp.	8,594	394,551
		6,369,507
		7,880,660

The accompanying notes are an integral part of the financial statements.	9

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Financials - 20.1%
Banks - 8.7%
Bank of America Corp.	66,640	$1,472,744
Citigroup, Inc.	28,350	1,684,841
First Citizens BancShares, Inc., Class A	661	234,655
First Republic Bank	5,158	475,258
HDFC Bank, Ltd.	17,389	337,652
JPMorgan Chase & Co.	14,223	1,227,303
M&T Bank Corp.	9,196	1,438,530
Sberbank of Russia PJSC, ADR	23,400	270,972
The PNC Financial Services Group, Inc.	27,485	3,214,646
Wells Fargo & Company	26,739	1,473,586
		11,830,187
Capital markets - 1.8%
BlackRock, Inc.	3,984	1,516,071
FactSet Research Systems, Inc.	3,246	530,494
Hong Kong Exchanges & Clearing, Ltd.	1,014	23,848
Moody’s Corp.	1,656	156,111
Partners Group Holding AG	81	37,919
SEI Investments Company	2,862	141,268
		2,405,711
Consumer finance - 1.5%
American Express Company	13,357	989,487
Capital One Financial Corp.	7,913	690,330
Synchrony Financial	8,298	300,968
		1,980,785
Diversified financial services - 0.7%
Berkshire Hathaway, Inc., Class B (I)	3,878	632,036
Cerved Information Solutions SpA	31,398	260,254
		892,290
Insurance - 7.4%
Alleghany Corp. (I)	545	331,425
American International Group, Inc.	19,101	1,247,486
Assicurazioni Generali SpA	15,940	236,268
Assured Guaranty, Ltd.	2,916	110,137
Chubb, Ltd.	15,887	2,098,990
Fairfax Financial Holdings, Ltd.	1,034	499,422
Markel Corp. (I)	1,333	1,205,699
Marsh & McLennan Companies, Inc.	11,513	778,164
MetLife, Inc.	36,701	1,977,817
Reinsurance Group of America, Inc.	3,985	501,433
Unum Group	5,867	257,737
White Mountains Insurance Group, Ltd.	485	405,484
XL Group, Ltd.	11,404	424,913
		10,074,975
		27,183,948
Health care - 10.7%
Biotechnology - 0.8%
Actelion, Ltd. (I)	230	49,705
Biogen, Inc. (I)	3,038	861,516
Genmab A/S (I)	196	32,468
Incyte Corp. (I)	704	70,590
TESARO, Inc. (I)	776	104,356
		1,118,635
Health care equipment and supplies - 1.8%
ABIOMED, Inc. (I)	2,350	264,798
Align Technology, Inc. (I)	5,901	567,263
Becton, Dickinson and Company	1,323	219,023
DexCom, Inc. (I)	618	36,895

Alpha Opportunities Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Edwards Lifesciences Corp. (I)	2,956	$276,977
Intuitive Surgical, Inc. (I)	94	59,612
Medtronic PLC	14,538	1,035,543
		2,460,111
Health care providers and services - 2.7%
Acadia Healthcare Company, Inc. (I)	3,440	113,864
Cardinal Health, Inc.	10,666	767,632
Laboratory Corp. of America
Holdings (I)	4,202	539,453
McKesson Corp.	11,257	1,581,046
UnitedHealth Group, Inc.	3,893	623,036
		3,625,031
Life sciences tools and services - 0.1%
Lonza Group AG (I)	263	45,454
Pharmaceuticals - 5.3%
Allergan PLC (I)	4,484	941,685
Bristol-Myers Squibb Company	63,587	3,716,024
Eli Lilly & Company	13,000	956,150
Merck & Company, Inc.	21,498	1,265,587
Mylan NV (I)	5,567	212,381
Ono Pharmaceutical Company, Ltd.	5,500	119,870
		7,211,697
		14,460,928
Industrials - 13.2%
Aerospace and defense - 0.4%
Lockheed Martin Corp.	2,301	575,112
Air freight and logistics - 0.9%
FedEx Corp.	225	41,895
United Parcel Service, Inc., Class B	9,369	1,074,062
XPO Logistics, Inc. (I)	1,451	62,625
		1,178,582
Airlines - 1.0%
American Airlines Group, Inc.	16,971	792,376
Spirit Airlines, Inc. (I)	9,727	562,804
		1,355,180
Building products - 0.7%
Lennox International, Inc.	6,088	932,499
Commercial services and supplies - 1.1%
Cintas Corp.	4,117	475,761
Clean Harbors, Inc. (I)	11,928	663,793
UniFirst Corp.	2,589	371,910
		1,511,464
Construction and engineering - 0.1%
EMCOR Group, Inc.	1,166	82,506
Electrical equipment - 0.5%
Eaton Corp. PLC	9,548	640,575
EnerSys	571	44,595
		685,170
Industrial conglomerates - 1.0%
3M Company	4,486	801,065
Honeywell International, Inc.	5,363	621,304
		1,422,369
Machinery - 2.0%
Allison Transmission Holdings, Inc.	16,355	551,000
IDEX Corp.	7,986	719,219
Nordson Corp.	757	84,822

The accompanying notes are an integral part of the financial statements.	10

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Oshkosh Corp.	928	$59,958
PACCAR, Inc.	9,172	586,091
The Middleby Corp. (I)	5,340	687,845
		2,688,935
Professional services - 0.1%
TransUnion (I)	5,502	170,177
Road and rail - 3.9%
AMERCO	1,081	399,527
Canadian National Railway Company	16,378	1,102,235
DSV A/S	7,571	336,230
Genesee & Wyoming, Inc., Class A (I)	12,194	846,386
J.B. Hunt Transport Services, Inc.	4,674	453,705
Kansas City Southern	2,500	212,125
Knight Transportation, Inc.	8,729	288,493
Union Pacific Corp.	15,887	1,647,164
		5,285,865
Trading companies and distributors - 1.5%
Fastenal Company	20,150	946,647
MSC Industrial Direct Company, Inc.,
Class A	4,937	456,129
Rexel SA	12,916	212,208
WESCO International, Inc. (I)	6,100	405,955
		2,020,939
		17,908,798
Information technology - 13.0%
Communications equipment - 1.1%
Arista Networks, Inc. (I)	311	30,095
Cisco Systems, Inc.	30,257	914,367
Finisar Corp. (I)	2,239	67,775
Motorola Solutions, Inc.	4,739	392,816
Ubiquiti Networks, Inc. (I)	898	51,904
		1,456,957
Electronic equipment, instruments and components - 0.7%
AAC Technologies Holdings, Inc.	4,612	41,747
Amphenol Corp., Class A	1,743	117,130
Cognex Corp.	1,690	107,518
Coherent, Inc. (I)	1,358	186,569
Dolby Laboratories, Inc., Class A	952	43,021
Keysight Technologies, Inc. (I)	7,210	263,670
Largan Precision Company, Ltd.	1,800	209,810
		969,465
Internet software and services - 2.4%
Alibaba Group Holding, Ltd., ADR (I)	7,255	637,062
Alphabet, Inc., Class A (I)	157	124,415
Alphabet, Inc., Class C (I)	410	316,446
CoStar Group, Inc. (I)	1,220	229,958
Facebook, Inc., Class A (I)	7,287	838,369
GoDaddy, Inc., Class A (I)	1,564	54,662
Just Eat PLC (I)	37,197	267,280
Mimecast, Ltd. (I)	6,246	111,803
NetEase, Inc., ADR	447	96,257
Tencent Holdings, Ltd.	9,917	240,459
The Trade Desk, Inc., Class A (I)	57	1,577
Zillow Group, Inc., Class A (I)	1,754	63,933
Zillow Group, Inc., Class C (I)	8,525	310,907
		3,293,128
IT services - 1.8%
Accenture PLC, Class A	6,125	717,421
Automatic Data Processing, Inc.	6,992	718,638

Alpha Opportunities Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
IT services (continued)
FleetCor Technologies, Inc. (I)	391	$55,334
Visa, Inc., A Shares	12,486	974,158
		2,465,551
Semiconductors and semiconductor equipment - 2.4%
Broadcom, Ltd.	438	77,425
Cabot Microelectronics Corp.	173	10,928
Intel Corp.	21,658	785,536
Lam Research Corp.	1,388	146,753
Maxim Integrated Products, Inc.	2,834	109,307
Microchip Technology, Inc.	1,368	87,757
Micron Technology, Inc. (I)	61,913	1,357,133
MKS Instruments, Inc.	474	28,156
Monolithic Power Systems, Inc.	1,055	86,436
Skyworks Solutions, Inc.	5,861	437,582
Taiwan Semiconductor Manufacturing
Company, Ltd.	28,000	156,835
		3,283,848
Software - 4.2%
Activision Blizzard, Inc.	1,112	40,154
Adobe Systems, Inc. (I)	958	98,626
Electronic Arts, Inc. (I)	1,103	86,872
Ellie Mae, Inc. (I)	1,174	98,240
Fair Isaac Corp.	340	40,535
Guidewire Software, Inc. (I)	563	27,773
HubSpot, Inc. (I)	2,029	95,363
Microsoft Corp.	38,087	2,366,726
Mobileye NV (I)	5,214	198,758
Nintendo Company, Ltd.	468	97,286
Nutanix, Inc. (I)	32,127	821,650
ServiceNow, Inc. (I)	5,492	408,275
SS&C Technologies Holdings, Inc.	7,116	203,518
Take-Two Interactive Software, Inc. (I)	2,062	101,636
The Sage Group PLC	3,562	28,713
The Ultimate Software Group, Inc. (I)	1,025	186,909
Workday, Inc., Class A (I)	9,272	612,786
Zendesk, Inc. (I)	4,606	97,647
		5,611,467
Technology hardware, storage and peripherals - 0.4%
Apple, Inc.	4,262	493,625
		17,574,041
Materials - 4.8%
Chemicals - 2.1%
CF Industries Holdings, Inc.	15,052	473,837
Platform Specialty Products Corp. (I)	56,216	551,479
Praxair, Inc.	4,160	487,510
The Chemours Company	14,225	314,230
The Sherwin-Williams Company	1,395	374,892
Westlake Chemical Corp.	11,500	643,885
		2,845,833
Construction materials - 0.4%
Boral, Ltd.	29,154	113,499
Buzzi Unicem SpA	14,718	348,255
Martin Marietta Materials, Inc.	255	56,490
		518,244
Containers and packaging - 1.2%
Ball Corp.	5,085	381,731
International Paper Company	13,009	690,258
RPC Group PLC	4,312	56,522
Silgan Holdings, Inc.	5,782	295,923
WestRock Company	3,986	202,369
		1,626,803

The accompanying notes are an integral part of the financial statements.	11

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Metals and mining - 0.7%
Agnico Eagle Mines, Ltd.	493	$20,706
Franco-Nevada Corp.	379	22,649
Freeport-McMoRan, Inc. (I)	15,965	210,578
Glencore PLC (I)	155,414	525,126
Vale SA, ADR	27,483	209,420
		988,479
Paper and forest products - 0.4%
KapStone Paper and Packaging Corp.	9,800	216,090
Louisiana-Pacific Corp. (I)	5,434	102,866
Norbord, Inc.	8,275	208,994
		527,950
		6,507,309
Real estate - 1.0%
Equity real estate investment trusts - 0.9%
Equinix, Inc.	792	283,069
Public Storage	4,478	1,000,833
		1,283,902
Real estate management and development - 0.1%
WeWork Companies, Inc., Class A (I)(R)	2,554	128,191
		1,412,093
Telecommunication services - 0.4%
Diversified telecommunication services - 0.4%
Verizon Communications, Inc.	11,135	594,386
Utilities - 1.5%
Electric utilities - 0.6%
NextEra Energy, Inc.	6,908	825,230
Gas utilities - 0.3%
UGI Corp.	7,900	364,032
Multi-utilities - 0.6%
Dominion Resources, Inc.	11,555	884,997
		2,074,259
TOTAL COMMON STOCKS (Cost $104,218,467)		$115,526,332

PREFERRED SECURITIES - 10.1%
Consumer discretionary - 0.3%
Diversified consumer services - 0.2%
The Honest Company, Inc. (I)(R)	8,963	288,788
Specialty retail - 0.1%
Jand, Inc., Series D (I)(R)	7,805	77,504
		366,292
Financials - 0.4%
Capital markets - 0.4%
Forward Ventures LLC (I)(R)	14,346	628,642
Industrials - 0.4%
Electrical equipment - 0.4%
Lithium Technology Corp. (I)(R)	118,631	525,535
Information technology - 7.9%
Electronic equipment, instruments and components - 0.3%
Veracode, Inc. (I)(R)	18,712	407,922
Internet software and services - 5.5%
DocuSign, Inc., Series B (I)(R)	865	13,996
DocuSign, Inc., Series B1 (I)(R)	259	4,191
DocuSign, Inc., Series D (I)(R)	621	10,048
DocuSign, Inc., Series E (I)(R)	13,455	217,702
Dropbox, Inc., Series C (I)(R)	10,895	138,802

Alpha Opportunities Trust (continued)

	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Internet software and services (continued)
Lookout, Inc., Series F (I)(R)	25,174	$178,484
Uber Technologies, Inc. (I)(R)	142,224	6,936,577
		7,499,800
Software - 2.1%
Birst, Inc., Series F (I)(R)	46,072	215,617
Cloudera, Inc., Series F (I)(R)	15,771	306,115
DraftKings, Inc., Series C (I)(R)	75,450	155,427
Essence Group Holdings Corp. (I)(R)	203,629	498,891
MarkLogic Corp., Series F (I)(R)	30,839	272,000
Pinterest, Inc., Series G (I)(R)	162,095	956,361
Zuora, Inc., Series F (I)(R)	99,899	361,634
		2,766,045
		10,673,767
Real estate - 1.1%
Real estate management and development - 1.1%
Redfin Corp. (I)(R)	78,202	319,846
WeWork Companies, Inc.,
Series D1 (I)(R)	12,694	637,140
WeWork Companies, Inc.,
Series D2 (I)(R)	9,974	500,618
		1,457,604
		1,457,604
TOTAL PREFERRED SECURITIES (Cost $8,097,501)		$13,651,840

CORPORATE BONDS - 0.0%
Information technology - 0.0%
DraftKings, Inc.
5.000%, 12/23/2017 (R)	$48,473	48,473
TOTAL CORPORATE BONDS (Cost $48,473)		$48,473

EXCHANGE-TRADED FUNDS - 0.4%
SPDR S&P 500 ETF Trust	2,262	505,625
TOTAL EXCHANGE-TRADED FUNDS (Cost $500,463)		$505,625

SHORT-TERM INVESTMENTS - 4.2%
Repurchase agreement - 4.2%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/30/2016 at 0.510%
to be repurchased at $5,700,323 on
01/03/2017, collateralized by
$6,207,300 U.S. Treasury Notes,
1.625% due 02/15/2026 (valued at
$5,814,003, including interest)	$5,700,000	5,700,000
TOTAL SHORT-TERM INVESTMENTS (Cost $5,700,000)		$5,700,000
Total Investments (Alpha Opportunities Trust)
(Cost $118,564,904) - 99.9%		$135,432,270
Other assets and liabilities, net - 0.1%		102,685
TOTAL NET ASSETS - 100.0%		$135,534,955

The accompanying notes are an integral part of the financial statements.	12

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

American Asset Allocation Trust

	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Asset Allocation Fund - Class 1	69,807,958	$1,513,436,521
TOTAL INVESTMENT COMPANIES (Cost $1,049,676,490)		$1,513,436,521
Total Investments (American Asset Allocation Trust)
(Cost $1,049,676,490) - 100.0%		$1,513,436,521
Other assets and liabilities, net - 0.0%		20,706
TOTAL NET ASSETS - 100.0%		$1,513,457,227

American Global Growth Trust

	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 99.9%
American Funds Insurance Series - 99.9%
American Global Growth Fund - Class 1	8,695,038	$209,115,675
TOTAL INVESTMENT COMPANIES (Cost $220,136,100)		$209,115,675
Total Investments (American Global Growth Trust)
(Cost $220,136,100) - 99.9%		$209,115,675
Other assets and liabilities, net - 0.1%		140,227
TOTAL NET ASSETS - 100.0%		$209,255,902

American Growth Trust

	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth Fund - Class 1	12,787,095	$860,443,626
TOTAL INVESTMENT COMPANIES (Cost $715,267,692)		$860,443,626
Total Investments (American Growth Trust)
(Cost $715,267,692) - 100.0%		$860,443,626
Other assets and liabilities, net - 0.0%		3,743
TOTAL NET ASSETS - 100.0%		$860,447,369

American Growth-Income Trust

	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth-Income Fund - Class 1	23,641,569	$1,049,922,082
TOTAL INVESTMENT COMPANIES (Cost $924,601,590)		$1,049,922,082
Total Investments (American Growth-Income Trust)
(Cost $924,601,590) - 100.0%		$1,049,922,082
Other assets and liabilities, net - 0.0%		7,492
TOTAL NET ASSETS - 100.0%		$1,049,929,574

American International Trust

	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American International Fund - Class 1	29,459,216	$495,504,019
TOTAL INVESTMENT COMPANIES (Cost $495,571,937)		$495,504,019
Total Investments (American International Trust)
(Cost $495,571,937) - 100.0%		$495,504,019
Other assets and liabilities, net - 0.0%		(7,101)
TOTAL NET ASSETS - 100.0%		$495,496,918

American New World Trust

	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American New World Fund - Class 1	3,971,714	$78,322,204
TOTAL INVESTMENT COMPANIES (Cost $86,132,822)		$78,322,204
Total Investments (American New World Trust)
(Cost $86,132,822) - 100.0%		$78,322,204
Other assets and liabilities, net - 0.0%		(24,294)
TOTAL NET ASSETS - 100.0%		$78,297,910

Blue Chip Growth Trust

	Shares or Principal Amount	Value
COMMON STOCKS - 99.1%
Consumer discretionary - 24.8%
Auto components - 0.3%
Delphi Automotive PLC	73,900	$4,977,165
Automobiles - 0.8%
Ferrari NV (L)	53,200	3,093,048
Tesla Motors, Inc. (I)(L)	48,083	10,274,856
		13,367,904
Hotels, restaurants and leisure - 3.5%
Domino’s Pizza, Inc.	7,100	1,130,604
Hilton Worldwide Holdings, Inc.	402,522	10,948,598
Las Vegas Sands Corp.	111,000	5,928,510
Marriott International, Inc., Class A	110,429	9,130,270
MGM Resorts International (I)	326,800	9,421,644
Norwegian Cruise Line Holdings, Ltd. (I)	12,800	544,384
Royal Caribbean Cruises, Ltd.	70,700	5,800,228
Starbucks Corp.	84,700	4,702,544
Yum! Brands, Inc.	104,000	6,586,320
		54,193,102
Internet and direct marketing retail - 14.2%
Amazon.com, Inc. (I)	173,889	130,394,144
Ctrip.com International, Ltd., ADR (I)	166,040	6,641,600
Netflix, Inc. (I)	151,900	18,805,220
The Priceline Group, Inc. (I)	45,100	66,119,306
		221,960,270
Media - 1.0%
Charter Communications, Inc., Class A (I)	28,949	8,334,996
Comcast Corp., Class A	59,500	4,108,475
The Walt Disney Company	8,400	875,448
Time Warner, Inc.	29,500	2,847,635
		16,166,554

The accompanying notes are an integral part of the financial statements.	13

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Multiline retail - 0.2%
Dollar General Corp.	44,000	$3,259,080
Specialty retail - 4.5%
AutoZone, Inc. (I)	9,700	7,660,963
L Brands, Inc.	9,100	599,144
Lowe’s Companies, Inc.	209,600	14,906,752
O’Reilly Automotive, Inc. (I)	57,800	16,092,098
Ross Stores, Inc.	166,000	10,889,600
The Home Depot, Inc.	130,700	17,524,256
Tractor Supply Company	47,000	3,563,070
		71,235,883
Textiles, apparel and luxury goods - 0.3%
Coach, Inc.	48,800	1,708,976
Hanesbrands, Inc.	104,700	2,258,379
		3,967,355
		389,127,313
Consumer staples - 2.9%
Beverages - 0.6%
Constellation Brands, Inc., Class A	30,900	4,737,279
Dr. Pepper Snapple Group, Inc.	3,500	317,345
Molson Coors Brewing Company, Class B	37,500	3,649,125
Monster Beverage Corp. (I)	37,800	1,676,052
		10,379,801
Food and staples retailing - 1.4%
Costco Wholesale Corp.	19,800	3,170,178
Walgreens Boots Alliance, Inc.	219,700	18,182,372
		21,352,550
Food products - 0.5%
Mondelez International, Inc., Class A	155,500	6,893,315
The Kraft Heinz Company	4,600	401,672
		7,294,987
Tobacco - 0.4%
Philip Morris International, Inc.	69,600	6,367,704
		45,395,042
Financials - 9.3%
Banks - 1.0%
Citigroup, Inc.	77,400	4,599,882
Citizens Financial Group, Inc.	32,500	1,157,975
First Republic Bank	8,478	781,163
JPMorgan Chase & Co.	116,300	10,035,527
U.S. Bancorp	6,100	313,357
		16,887,904
Capital markets - 7.5%
Ameriprise Financial, Inc.	8,251	915,366
BlackRock, Inc.	7,500	2,854,050
CME Group, Inc.	26,000	2,999,100
Intercontinental Exchange, Inc.	375,200	21,168,784
Morgan Stanley	805,100	34,015,475
Northern Trust Corp.	17,789	1,584,110
S&P Global, Inc.	19,000	2,043,260
State Street Corp.	173,507	13,484,964
TD Ameritrade Holding Corp.	474,600	20,692,560
The Bank of New York Mellon Corp.	196,000	9,286,480
The Charles Schwab Corp.	184,000	7,262,480
The Goldman Sachs Group, Inc.	5,100	1,221,195
		117,527,824

Blue Chip Growth Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance - 0.8%
Aon PLC	5,600	$624,568
Chubb, Ltd.	9,100	1,202,292
Marsh & McLennan Companies, Inc.	97,100	6,562,989
Willis Towers Watson PLC	31,100	3,802,908
		12,192,757
		146,608,485
Health care - 18.1%
Biotechnology - 4.6%
Alexion Pharmaceuticals, Inc. (I)	140,989	17,250,004
Biogen, Inc. (I)	54,800	15,540,184
Celgene Corp. (I)	195,700	22,652,275
Regeneron Pharmaceuticals, Inc. (I)	1,700	624,053
Shire PLC, ADR	46,187	7,869,341
Vertex Pharmaceuticals, Inc. (I)	107,200	7,897,424
		71,833,281
Health care equipment and supplies - 5.4%
Becton, Dickinson and Company	71,100	11,770,605
C.R. Bard, Inc.	4,700	1,055,902
Danaher Corp.	491,326	38,244,816
DENTSPLY SIRONA, Inc.	11,700	675,441
Intuitive Surgical, Inc. (I)	23,300	14,776,161
Stryker Corp.	148,779	17,825,212
		84,348,137
Health care providers and services - 4.5%
Aetna, Inc.	147,094	18,241,127
Anthem, Inc.	1,800	258,786
Cardinal Health, Inc.	1,400	100,758
Centene Corp. (I)	24,333	1,375,058
Cigna Corp.	38,700	5,162,193
Henry Schein, Inc. (I)	5,700	864,747
Humana, Inc.	48,300	9,854,649
McKesson Corp.	1,300	182,585
UnitedHealth Group, Inc.	217,400	34,792,696
		70,832,599
Life sciences tools and services - 1.2%
Agilent Technologies, Inc.	5,100	232,356
Illumina, Inc. (I)	729	93,341
Thermo Fisher Scientific, Inc.	127,039	17,925,203
		18,250,900
Pharmaceuticals - 2.4%
Allergan PLC (I)	92,298	19,383,503
Bristol-Myers Squibb Company	105,900	6,188,796
Eli Lilly & Company	38,200	2,809,610
Merck & Company, Inc.	59,300	3,490,991
Zoetis, Inc.	110,800	5,931,124
		37,804,024
		283,068,941
Industrials - 8.3%
Aerospace and defense - 1.9%
General Dynamics Corp.	1,700	293,522
Northrop Grumman Corp.	19,100	4,442,278
Raytheon Company	5,900	837,800
Rockwell Collins, Inc.	10,900	1,011,084
Textron, Inc.	71,400	3,467,184
The Boeing Company	129,200	20,113,856
		30,165,724

The accompanying notes are an integral part of the financial statements.	14

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Air freight and logistics - 0.7%
FedEx Corp.	57,100	$10,632,020
Airlines - 3.5%
Alaska Air Group, Inc.	152,400	13,522,452
American Airlines Group, Inc.	610,300	28,494,907
Delta Air Lines, Inc.	68,100	3,349,839
United Continental Holdings, Inc. (I)	133,600	9,736,768
		55,103,966
Building products - 0.2%
Johnson Controls International PLC	73,477	3,026,518
Industrial conglomerates - 0.3%
Roper Technologies, Inc.	24,900	4,558,692
Machinery - 0.9%
Fortive Corp.	250,513	13,435,012
Pentair PLC	5,900	330,813
Wabtec Corp.	2,900	240,758
		14,006,583
Professional services - 0.2%
Equifax, Inc.	3,806	449,983
IHS Markit, Ltd. (I)	69,347	2,455,577
		2,905,560
Road and rail - 0.6%
Canadian Pacific Railway, Ltd.	41,400	5,910,678
J.B. Hunt Transport Services, Inc.	30,400	2,950,928
Kansas City Southern	1,400	118,790
Norfolk Southern Corp.	5,800	626,806
Union Pacific Corp.	1,400	145,152
		9,752,354
		130,151,417
Information technology - 33.1%
Internet software and services - 15.2%
Alibaba Group Holding, Ltd., ADR (I)	337,561	29,641,231
Alphabet, Inc., Class A (I)	50,266	39,833,292
Alphabet, Inc., Class C (I)	88,898	68,613,254
Baidu, Inc., ADR (I)	26,400	4,340,424
Facebook, Inc., Class A (I)	627,508	72,194,795
Tencent Holdings, Ltd.	1,001,000	24,271,354
		238,894,350
IT services - 7.9%
Fidelity National Information Services, Inc.	69,700	5,272,108
Fiserv, Inc. (I)	158,300	16,824,124
FleetCor Technologies, Inc. (I)	17,600	2,490,752
Global Payments, Inc.	7,700	534,457
Mastercard, Inc., Class A	414,300	42,776,475
PayPal Holdings, Inc. (I)	269,800	10,649,006
Visa, Inc., A Shares	578,800	45,157,976
		123,704,898
Semiconductors and semiconductor equipment - 1.9%
Broadcom, Ltd.	59,000	10,429,433
Microchip Technology, Inc.	5,900	378,485
NXP Semiconductors NV (I)	187,027	18,330,516
		29,138,434
Software - 7.3%
Activision Blizzard, Inc.	13,600	491,096
Electronic Arts, Inc. (I)	95,000	7,482,200
Intuit, Inc.	32,300	3,701,903

Blue Chip Growth Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Microsoft Corp.	886,500	$55,087,110
Red Hat, Inc. (I)	98,087	6,836,664
salesforce.com, Inc. (I)	343,400	23,509,164
ServiceNow, Inc. (I)	186,900	13,894,146
Workday, Inc., Class A (I)	48,100	3,178,929
		114,181,212
Technology hardware, storage and peripherals - 0.8%
Apple, Inc.	108,100	12,520,142
		518,439,036
Materials - 0.4%
Chemicals - 0.1%
E.I. du Pont de Nemours & Company	2,300	168,820
Ecolab, Inc.	9,500	1,113,590
The Sherwin-Williams Company	3,000	806,220
		2,088,630
Containers and packaging - 0.3%
Ball Corp.	54,500	4,091,315
		6,179,945
Real estate - 1.9%
Equity real estate investment trusts - 1.9%
American Tower Corp.	261,338	27,618,200
Equinix, Inc.	8,400	3,002,244
		30,620,444
		30,620,444
Utilities - 0.3%
Electric utilities - 0.3%
NextEra Energy, Inc.	36,400	4,348,344
TOTAL COMMON STOCKS (Cost $1,021,380,186)		$1,553,938,967

SECURITIES LENDING COLLATERAL - 0.8%
John Hancock
Collateral Trust, 0.7390% (W)(Y)	1,197,472	11,982,499
TOTAL SECURITIES LENDING
COLLATERAL (Cost $11,983,045)		$11,982,499

SHORT-TERM INVESTMENTS - 0.8%
Money market funds - 0.8%
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
0.4218% (Y)	500,000	500,000
T. Rowe Price Government Money Fund,
0.4456% (Y)	11,588,852	11,588,852
		12,088,852
TOTAL SHORT-TERM INVESTMENTS (Cost $12,088,852)		$12,088,852
Total Investments (Blue Chip Growth Trust)
(Cost $1,045,452,083) - 100.7%		$1,578,010,318
Other assets and liabilities, net - (0.7%)		(10,691,424)
TOTAL NET ASSETS - 100.0%		$1,567,318,894

The accompanying notes are an integral part of the financial statements.	15

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Capital Appreciation Trust

	Shares or Principal Amount	Value
COMMON STOCKS - 99.4%
Consumer discretionary - 27.1%
Automobiles - 0.9%
Tesla Motors, Inc. (I)(L)	41,618	$8,893,350
Hotels, restaurants and leisure - 4.1%
Marriott International, Inc., Class A	242,955	20,087,519
Starbucks Corp.	327,017	18,155,984
		38,243,503
Internet and direct marketing retail - 10.1%
Amazon.com, Inc. (I)	70,701	53,016,559
Expedia, Inc.	40,568	4,595,543
Netflix, Inc. (I)	159,265	19,717,007
The Priceline Group, Inc. (I)	12,220	17,915,253
		95,244,362
Media - 2.4%
Charter Communications, Inc., Class A (I)	38,887	11,196,345
Time Warner, Inc.	118,031	11,393,532
		22,589,877
Specialty retail - 7.0%
Industria de Diseno Textil SA	605,121	20,614,033
O’Reilly Automotive, Inc. (I)	60,892	16,952,942
The Home Depot, Inc.	76,975	10,320,808
The TJX Companies, Inc.	146,706	11,022,022
Ulta Salon Cosmetics & Fragrance, Inc. (I)	26,361	6,720,473
		65,630,278
Textiles, apparel and luxury goods - 2.6%
adidas AG	98,969	15,609,209
NIKE, Inc., Class B	173,597	8,823,936
		24,433,145
		255,034,515
Consumer staples - 3.5%
Beverages - 2.0%
Constellation Brands, Inc., Class A	47,628	7,301,849
Monster Beverage Corp. (I)	256,433	11,370,239
		18,672,088
Food and staples retailing - 1.5%
Costco Wholesale Corp.	87,003	13,930,050
		32,602,138
Energy - 3.4%
Energy equipment and services - 1.6%
Halliburton Company	268,378	14,516,566
Oil, gas and consumable fuels - 1.8%
Concho Resources, Inc. (I)	95,158	12,617,951
EOG Resources, Inc.	44,385	4,487,324
		17,105,275
		31,621,841
Financials - 4.1%
Banks - 1.1%
JPMorgan Chase & Co.	120,665	10,412,183
Capital markets - 3.0%
S&P Global, Inc.	84,454	9,082,183
The Goldman Sachs Group, Inc.	79,005	18,917,747
		27,999,930
		38,412,113

Capital Appreciation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care - 11.6%
Biotechnology - 7.9%
Alexion Pharmaceuticals, Inc. (I)	121,958	$14,921,561
BioMarin Pharmaceutical, Inc. (I)	69,091	5,723,498
Celgene Corp. (I)	221,063	25,588,042
Regeneron Pharmaceuticals, Inc. (I)	32,215	11,825,804
Shire PLC, ADR	96,958	16,519,704
		74,578,609
Life sciences tools and services - 0.7%
Illumina, Inc. (I)	50,801	6,504,560
Pharmaceuticals - 3.0%
Allergan PLC (I)	49,546	10,405,155
Bristol-Myers Squibb Company	298,836	17,463,976
		27,869,131
		108,952,300
Industrials - 4.2%
Aerospace and defense - 1.8%
The Boeing Company	109,528	17,051,319
Air freight and logistics - 1.4%
FedEx Corp.	70,700	13,164,340
Machinery - 1.0%
Parker-Hannifin Corp.	65,444	9,162,160
		39,377,819
Information technology - 44.9%
Communications equipment - 1.0%
Palo Alto Networks, Inc. (I)	73,362	9,173,918
Internet software and services - 15.2%
Alibaba Group Holding, Ltd., ADR (I)	325,553	28,586,809
Alphabet, Inc., Class A (I)	33,583	26,612,848
Alphabet, Inc., Class C (I)	34,368	26,525,910
Facebook, Inc., Class A (I)	316,425	36,404,696
Tencent Holdings, Ltd.	1,029,946	24,973,211
		143,103,474
IT services - 7.5%
FleetCor Technologies, Inc. (I)	83,049	11,753,094
Mastercard, Inc., Class A	273,123	28,199,950
Visa, Inc., A Shares	390,396	30,458,696
		70,411,740
Semiconductors and semiconductor equipment - 5.7%
NVIDIA Corp.	238,228	25,428,460
NXP Semiconductors NV (I)	94,726	9,284,095
QUALCOMM, Inc.	281,680	18,365,536
		53,078,091
Software - 10.8%
Adobe Systems, Inc. (I)	191,696	19,735,103
Microsoft Corp.	518,102	32,194,858
Mobileye NV (I)	120,530	4,594,604
Red Hat, Inc. (I)	160,630	11,195,911
salesforce.com, Inc. (I)	250,868	17,174,423
Splunk, Inc. (I)	155,278	7,942,470
Workday, Inc., Class A (I)	133,445	8,819,380
		101,656,749
Technology hardware, storage and peripherals - 4.7%
Apple, Inc.	382,873	44,344,351
		421,768,323

The accompanying notes are an integral part of the financial statements.	16

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Capital Appreciation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Materials - 0.6%
Chemicals - 0.6%
Albemarle Corp.	72,300	$6,223,584
TOTAL COMMON STOCKS (Cost $742,294,160)		$933,992,633

SECURITIES LENDING COLLATERAL - 0.8%
John Hancock
Collateral Trust, 0.7390% (W)(Y)	815,200	8,157,301
TOTAL SECURITIES LENDING
COLLATERAL (Cost $8,157,884)		$8,157,301

SHORT-TERM INVESTMENTS - 0.3%
Repurchase agreement - 0.3%
Repurchase Agreement with State Street
Corp. dated 12/30/2016 at 0.030% to be
repurchased at $2,632,009 on
01/03/2017, collateralized by
$2,760,000 U.S. Treasury Notes,
1.625% due 11/15/2022 (valued at
$2,685,198, including interest)	$2,632,000	2,632,000
TOTAL SHORT-TERM INVESTMENTS (Cost $2,632,000)		$2,632,000
Total Investments (Capital Appreciation Trust)
(Cost $753,084,044) - 100.5%		$944,781,934
Other assets and liabilities, net - (0.5%)		(4,938,153)
TOTAL NET ASSETS - 100.0%		$939,843,781

Capital Appreciation Value Trust

	Shares or Principal Amount	Value
COMMON STOCKS - 63.6%
Consumer discretionary - 8.0%
Auto components - 0.5%
Adient PLC (I)	35,027	$2,052,582
Hotels, restaurants and leisure - 1.4%
Aramark	69,500	2,482,540
Yum! Brands, Inc.	43,366	2,746,369
		5,228,909
Internet and direct marketing retail - 1.6%
Amazon.com, Inc. (I)	8,189	6,140,677
Media - 0.8%
Comcast Corp., Class A	14,000	966,700
Liberty Global PLC, Series C (I)	64,757	1,923,283
		2,889,983
Specialty retail - 3.7%
AutoZone, Inc. (I)	4,747	3,749,133
Lowe’s Companies, Inc.	39,200	2,787,904
O’Reilly Automotive, Inc. (I)	20,188	5,620,541
The Home Depot, Inc.	15,781	2,115,916
		14,273,494
		30,585,645
Consumer staples - 11.1%
Beverages - 1.7%
Dr. Pepper Snapple Group, Inc.	32,134	2,913,590
PepsiCo, Inc.	33,175	3,471,100
		6,384,690

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food and staples retailing - 2.1%
CVS Health Corp.	25,739	$2,031,064
Walgreens Boots Alliance, Inc.	70,774	5,857,256
		7,888,320
Food products - 2.5%
Mondelez International, Inc., Class A	109,082	4,835,605
The Kraft Heinz Company	39,284	3,430,279
Tyson Foods, Inc., Class A	24,026	1,481,924
		9,747,808
Household products - 0.8%
Reckitt Benckiser Group PLC	36,667	3,105,985
Tobacco - 4.0%
Altria Group, Inc.	110,608	7,479,313
Philip Morris International, Inc.	86,000	7,868,140
		15,347,453
		42,474,256
Energy - 1.4%
Oil, gas and consumable fuels - 1.4%
Canadian Natural Resources, Ltd.	91,300	2,910,644
TOTAL SA	50,532	2,591,893
		5,502,537
		5,502,537
Financials - 7.7%
Banks - 1.4%
The PNC Financial Services Group, Inc.	11,800	1,380,128
Wells Fargo & Company	70,400	3,879,744
		5,259,872
Capital markets - 2.7%
Julius Baer Group, Ltd. (I)	14,486	641,755
State Street Corp.	26,501	2,059,658
The Bank of New York Mellon Corp.	163,921	7,766,577
		10,467,990
Insurance - 3.6%
Marsh & McLennan Companies, Inc.	139,400	9,422,046
The Hartford Financial Services Group, Inc.	11,800	562,270
Willis Towers Watson PLC	31,036	3,795,082
		13,779,398
		29,507,260
Health care - 15.5%
Biotechnology - 0.5%
Biogen, Inc. (I)	6,638	1,882,404
Health care equipment and supplies - 5.3%
Abbott Laboratories	206,000	7,912,460
Becton, Dickinson and Company	34,233	5,667,273
Danaher Corp.	87,527	6,813,102
		20,392,835
Health care providers and services - 5.2%
Aetna, Inc.	39,713	4,924,809
Anthem, Inc.	17,400	2,501,598
Cigna Corp.	33,000	4,401,870
Humana, Inc.	5,537	1,129,714
UnitedHealth Group, Inc.	41,900	6,705,676
		19,663,667

The accompanying notes are an integral part of the financial statements.	17

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services - 2.7%
PerkinElmer, Inc.	93,509	$4,876,494
Thermo Fisher Scientific, Inc.	39,652	5,594,897
		10,471,391
Pharmaceuticals - 1.8%
Bristol-Myers Squibb Company	24,545	1,434,410
Zoetis, Inc.	103,813	5,557,110
		6,991,520
		59,401,817
Industrials - 3.8%
Aerospace and defense - 0.4%
The Boeing Company	8,900	1,385,552
Building products - 0.7%
Johnson Controls International PLC	62,271	2,564,942
Electrical equipment - 0.1%
Hubbell, Inc.	674	78,656
Sensata Technologies Holding NV (I)	12,820	499,339
		577,995
Industrial conglomerates - 0.8%
Roper Technologies, Inc.	16,030	2,934,772
Machinery - 1.3%
Fortive Corp.	44,587	2,391,201
IDEX Corp.	2,500	225,150
Pentair PLC	42,370	2,375,686
		4,992,037
Professional services - 0.5%
IHS Markit, Ltd. (I)	39,611	1,402,626
RELX PLC	30,685	546,822
		1,949,448
		14,404,746
Information technology - 12.0%
Internet software and services - 2.6%
Alphabet, Inc., Class A (I)	1,300	1,030,185
Alphabet, Inc., Class C (I)	11,496	8,872,843
		9,903,028
IT services - 4.8%
Fidelity National Information Services, Inc.	12,500	945,500
Fiserv, Inc. (I)	76,528	8,133,396
FleetCor Technologies, Inc. (I)	6,831	966,723
Mastercard, Inc., Class A	26,237	2,708,970
Visa, Inc., A Shares	74,300	5,796,886
		18,551,475
Semiconductors and semiconductor equipment - 0.2%
Texas Instruments, Inc.	9,300	678,621
Software - 3.3%
Intuit, Inc.	12,343	1,414,631
Microsoft Corp.	177,800	11,048,492
		12,463,123
Technology hardware, storage and peripherals - 1.1%
Apple, Inc.	37,600	4,354,832
		45,951,079

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Materials - 0.5%
Chemicals - 0.5%
LyondellBasell Industries NV, Class A	19,591	$1,680,516
Real estate - 0.4%
Equity real estate investment trusts - 0.4%
American Tower Corp.	15,600	1,648,608
Telecommunication services - 0.5%
Diversified telecommunication services - 0.5%
SBA Communications Corp., Class A (I)	16,894	1,744,474
Utilities - 2.7%
Electric utilities - 2.2%
PG&E Corp.	136,338	8,285,260
Multi-utilities - 0.5%
DTE Energy Company	18,700	1,842,137
		10,127,397
TOTAL COMMON STOCKS (Cost $217,374,199)		$243,028,335

PREFERRED SECURITIES - 2.3%
Financials - 0.6%
Banks - 0.4%
U.S. Bancorp (6.000% to 04/15/2017,
then 3 month LIBOR + 4.861%) (L)	15,000	378,150
U.S. Bancorp (6.500% to 01/15/2022,
then 3 month LIBOR + 4.468%) (L)	14,000	396,060
Wells Fargo & Company,
Series L, 7.500%	680	809,200
		1,583,410
Capital markets - 0.2%
State Street Corp., 6.000% (L)	10,000	253,000
State Street Corp. (5.350% to 03/15/2026,
then 3 month LIBOR + 3.709%)	5,000	125,100
The Charles Schwab Corp., 5.950%	1,000	24,990
The Charles Schwab Corp., 6.000%	15,000	379,050
		782,140
		2,365,550
Real estate - 0.5%
Equity real estate investment trusts - 0.5%
American Tower Corp., 5.500%	19,673	2,055,829
Utilities - 1.2%
Electric utilities - 0.8%
NextEra Energy, Inc., 6.123%	21,871	1,071,242
SCE Trust I, 5.625% (L)	20,000	466,400
SCE Trust II, 5.100%	1,920	42,547
SCE Trust III (5.750% to 03/15/2024,
then 3 month LIBOR + 2.990%)	20,615	525,064
SCE Trust IV (5.375 to 09/15/2025,
then 3 month LIBOR + 3.132%)	30,000	740,400
		2,845,653
Multi-utilities - 0.4%
DTE Energy Company, 6.500%	29,130	1,543,890
		4,389,543
TOTAL PREFERRED SECURITIES (Cost $8,641,547)		$8,810,922

CORPORATE BONDS - 20.7%
Consumer discretionary - 5.8%
Amazon.com, Inc.
2.600%, 12/05/2019	$465,000	473,931

The accompanying notes are an integral part of the financial statements.	18

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
American Honda Finance Corp.
0.950%, 05/05/2017	$250,000	$249,760
AutoZone, Inc.
1.625%, 04/21/2019	50,000	49,531
2.500%, 04/15/2021	155,000	153,126
CCO Holdings LLC
5.125%, 02/15/2023	600,000	616,500
5.125%, 05/01/2023 (S)	150,000	154,500
5.250%, 09/30/2022	575,000	595,125
5.750%, 09/01/2023 to 01/15/2024	677,000	707,465
5.875%, 04/01/2024 (S)	100,000	106,750
6.625%, 01/31/2022	875,000	906,719
Cedar Fair LP
5.250%, 03/15/2021	400,000	413,000
Cequel Communications Holdings I LLC
6.375%, 09/15/2020 (S)	400,000	412,000
Charter Communications Operating LLC
3.579%, 07/23/2020	150,000	152,929
Cox Communications, Inc.
6.250%, 06/01/2018 (S)	15,000	15,824
DISH DBS Corp.
4.625%, 07/15/2017	325,000	328,656
Dollar Tree, Inc.
5.750%, 03/01/2023	825,000	873,527
Ford Motor Credit Company LLC
1.461%, 03/27/2017	1,395,000	1,395,220
1.471%, 09/08/2017 (P)	525,000	525,147
1.516%, 12/06/2017 (P)	825,000	824,107
1.724%, 12/06/2017	275,000	274,775
2.145%, 01/09/2018	360,000	360,482
2.375%, 03/12/2019	375,000	374,636
2.597%, 11/04/2019	800,000	798,426
4.250%, 02/03/2017	200,000	200,394
6.625%, 08/15/2017	200,000	206,080
Hilton Domestic Operating Company, Inc.
4.250%, 09/01/2024 (S)	100,000	97,000
Hilton Worldwide Finance LLC
5.625%, 10/15/2021	600,000	619,800
L Brands, Inc.
6.625%, 04/01/2021	930,000	1,043,925
7.000%, 05/01/2020	125,000	140,625
8.500%, 06/15/2019	400,000	460,000
Lamar Media Corp.
5.875%, 02/01/2022	175,000	180,250
Levi Strauss & Company
6.875%, 05/01/2022	550,000	576,125
McDonald’s Corp.
2.100%, 12/07/2018	45,000	45,258
Netflix, Inc.
4.375%, 11/15/2026 (S)	150,000	145,500
Sirius XM Radio, Inc.
5.750%, 08/01/2021 (S)	400,000	416,500
6.000%, 07/15/2024 (S)	475,000	496,375
Six Flags Entertainment Corp.
5.250%, 01/15/2021 (S)	1,800,000	1,840,500
Time Warner Cable LLC
5.850%, 05/01/2017	259,000	262,670
6.750%, 07/01/2018	500,000	533,726
Unitymedia GmbH
6.125%, 01/15/2025 (S)	750,000	770,625
Unitymedia Hessen GmbH & Company KG
5.500%, 01/15/2023 (S)	950,000	989,188
Virgin Media Finance PLC
6.000%, 10/15/2024 (S)	450,000	463,500

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Virgin Media Secured Finance PLC
5.250%, 01/15/2026 (S)	$600,000	$592,500
Yum! Brands, Inc.
3.750%, 11/01/2021	1,100,000	1,113,750
3.875%, 11/01/2020	350,000	357,438
		22,313,865
Consumer staples - 1.0%
Anheuser-Busch InBev Finance, Inc.
1.900%, 02/01/2019	300,000	300,364
2.146%, 02/01/2021 (P)	360,000	366,332
2.650%, 02/01/2021	155,000	155,711
B&G Foods, Inc.
4.625%, 06/01/2021	300,000	306,000
PepsiCo, Inc.
1.250%, 04/30/2018	125,000	124,868
Rite Aid Corp.
6.750%, 06/15/2021	1,200,000	1,260,000
9.250%, 03/15/2020	600,000	622,500
Spectrum Brands, Inc.
6.625%, 11/15/2022	250,000	265,625
The Kroger Company
2.000%, 01/15/2019	105,000	105,217
Walgreens Boots Alliance, Inc.
1.750%, 05/30/2018	300,000	300,254
		3,806,871
Energy - 3.2%
Canadian Natural Resources, Ltd.
1.750%, 01/15/2018	185,000	184,533
Chevron Corp.
1.365%, 03/02/2018	590,000	589,346
Concho Resources, Inc.
5.500%, 10/01/2022 to 04/01/2023	1,725,000	1,787,589
6.500%, 01/15/2022	725,000	750,158
Diamondback Energy, Inc.
4.750%, 11/01/2024 (S)	150,000	147,000
Enbridge Energy Partners LP
6.500%, 04/15/2018	15,000	15,782
EQT Corp.
6.500%, 04/01/2018	315,000	331,606
8.125%, 06/01/2019	483,000	543,223
Matador Resources Company
6.875%, 04/15/2023	200,000	210,000
MPLX LP
4.500%, 07/15/2023	2,425,000	2,460,428
4.875%, 12/01/2024	200,000	205,700
5.500%, 02/15/2023	1,075,000	1,118,262
ONEOK Partners LP
2.000%, 10/01/2017	140,000	140,380
Range Resources Corp.
4.875%, 05/15/2025	425,000	411,719
5.000%, 08/15/2022 to 03/15/2023 (S)	1,238,000	1,227,169
Shell International Finance BV
1.352%, 05/11/2020 (P)	810,000	810,522
Targa Resources Partners LP
4.125%, 11/15/2019	150,000	151,875
4.250%, 11/15/2023	375,000	358,594
5.250%, 05/01/2023	750,000	757,500
		12,201,386
Financials - 1.4%
HUB International, Ltd.
7.875%, 10/01/2021 (S)	1,300,000	1,373,333
9.250%, 02/15/2021 (S)	50,000	51,750

The accompanying notes are an integral part of the financial statements.	19

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
JPMorgan Chase & Co.
(5.300% to 05/01/2020, then 3 month
LIBOR + 3.800%)
05/01/2020 (Q)	$970,000	$989,943
Marsh & McLennan Companies, Inc.
2.350%, 03/06/2020	140,000	140,049
3.300%, 03/14/2023	65,000	65,992
MSCI, Inc.
5.250%, 11/15/2024 (S)	225,000	235,688
5.750%, 08/15/2025 (S)	130,000	137,800
National Rural Utilities Cooperative
Finance Corp.
0.950%, 04/24/2017	120,000	119,905
State Street Corp. (5.250% to 09/15/2020,
then 3 month LIBOR + 3.597%)
09/15/2020 (Q)	435,000	444,788
The Bank of New York Mellon Corp.
(4.625% to 09/20/2026, then 3 month
LIBOR + 3.131%)
09/20/2026 (Q)	375,000	343,995
The Bank of New York Mellon Corp.
(4.950% to 06/20/2020, then 3 month
LIBOR + 3.420%)
06/20/2020 (Q)	450,000	452,250
The PNC Financial Services Group, Inc.
(5.000% to 11/01/2026, then 3 month
LIBOR + 3.300%)
11/01/2026 (Q)	830,000	800,950
Trinity Acquisition PLC
4.400%, 03/15/2026	270,000	272,942
		5,429,385
Health care - 3.3%
Becton, Dickinson and Company
1.800%, 12/15/2017	244,000	244,539
2.675%, 12/15/2019	266,000	269,751
Centene Corp.
4.750%, 05/15/2022 to 01/15/2025	625,000	627,875
5.625%, 02/15/2021	225,000	236,565
6.125%, 02/15/2024	525,000	553,219
DaVita, Inc.
5.750%, 08/15/2022	2,375,000	2,481,875
Eli Lilly & Company
1.250%, 03/01/2018	310,000	310,034
Fresenius Medical Care US Finance II, Inc.
5.625%, 07/31/2019 (S)	875,000	931,875
5.875%, 01/31/2022 (S)	400,000	438,000
Fresenius Medical Care US Finance, Inc.
5.750%, 02/15/2021 (S)	75,000	81,000
Grifols Worldwide Operations, Ltd.
5.250%, 04/01/2022	300,000	310,500
HCA, Inc.
3.750%, 03/15/2019	200,000	205,500
4.250%, 10/15/2019	100,000	104,000
6.500%, 02/15/2020	1,725,000	1,887,150
8.000%, 10/01/2018	950,000	1,035,500
Hologic, Inc.
5.250%, 07/15/2022 (S)	350,000	368,375
Johnson & Johnson
1.125%, 11/21/2017	170,000	170,154
Medtronic, Inc.
1.500%, 03/15/2018	490,000	489,944
2.500%, 03/15/2020	275,000	277,926

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Pfizer, Inc.
1.200%, 06/01/2018	$950,000	$947,367
Teleflex, Inc.
4.875%, 06/01/2026	125,000	123,750
UnitedHealth Group, Inc.
1.400%, 12/15/2017	230,000	230,028
WellCare Health Plans, Inc.
5.750%, 11/15/2020	200,000	205,500
		12,530,427
Industrials - 1.0%
Caterpillar Financial Services Corp.
1.250%, 11/06/2017	250,000	249,390
2.250%, 12/01/2019	225,000	225,806
CNH Industrial Capital LLC
3.250%, 02/01/2017	600,000	600,000
3.625%, 04/15/2018	680,000	688,500
Continental Airlines 2009-2 Class A Pass
Through Trust
7.250%, 05/10/2021	117,534	131,344
Continental Airlines 2012-1 Class A Pass
Through Trust
4.150%, 10/11/2025	206,934	212,624
Delta Air Lines 2009-1 Class A Pass
Through Trust
7.750%, 06/17/2021	92,007	101,898
Delta Air Lines 2011-1 Class A Pass
Through Trust
5.300%, 10/15/2020	78,036	82,328
Fortive Corp.
1.800%, 06/15/2019 (S)	40,000	39,741
IHS Markit, Ltd.
5.000%, 11/01/2022 (S)	475,000	492,813
Lennox International, Inc.
3.000%, 11/15/2023	90,000	87,278
US Airways 2010-1 Class A Pass
Through Trust
6.250%, 10/22/2024	164,456	182,546
US Airways 2010-1 Class B Pass
Through Trust
8.500%, 10/22/2018	26,930	27,536
US Airways 2012-2 Class A Pass
Through Trust
4.625%, 12/03/2026	19,114	20,261
US Airways 2012-2 Class B Pass
Through Trust
6.750%, 12/03/2022	61,696	67,094
US Airways 2013-1 Class A Pass
Through Trust
3.950%, 05/15/2027	209,767	215,033
US Airways 2013-1 Class B Pass
Through Trust
5.375%, 05/15/2023	65,599	69,535
Xylem, Inc.
3.250%, 11/01/2026	75,000	72,718
4.875%, 10/01/2021	60,000	64,716
		3,631,161
Information technology - 1.4%
Amphenol Corp.
1.550%, 09/15/2017	130,000	130,126
Fiserv, Inc.
2.700%, 06/01/2020	580,000	582,473
Harris Corp.
1.999%, 04/27/2018	130,000	130,061

The accompanying notes are an integral part of the financial statements.	20

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
NXP BV
3.750%, 06/01/2018 (S)		$2,425,000	$2,461,375
5.750%, 02/15/2021 (S)		925,000	955,063
Visa, Inc.
1.200%, 12/14/2017		1,060,000	1,059,781
			5,318,879
Materials - 0.6%
Cytec Industries, Inc.
3.950%, 05/01/2025		545,000	515,212
Ecolab, Inc.
2.000%, 01/14/2019		205,000	205,113
Reynolds Group Issuer, Inc.
4.380%, 07/15/2021 (P)(S)		195,000	199,388
5.750%, 10/15/2020		1,050,000	1,082,813
6.875%, 02/15/2021		97,220	100,040
			2,102,566
Real estate - 1.0%
American Tower Corp.
3.300%, 02/15/2021		320,000	323,385
CBRE Services, Inc.
5.000%, 03/15/2023		75,000	77,352
Crown Castle International Corp.
4.875%, 04/15/2022		950,000	1,011,560
5.250%, 01/15/2023		1,475,000	1,587,469
Iron Mountain, Inc.
5.750%, 08/15/2024		400,000	411,000
6.000%, 10/01/2020 (S)		550,000	580,250
			3,991,016
Telecommunication services - 1.5%
Level 3 Financing, Inc.
5.375%, 08/15/2022		400,000	413,000
5.625%, 02/01/2023		350,000	358,750
SBA Communications Corp.
4.875%, 07/15/2022		700,000	710,500
4.875%, 09/01/2024 (S)		1,400,000	1,382,500
T-Mobile USA, Inc.
6.542%, 04/28/2020		1,424,000	1,466,720
6.625%, 11/15/2020		550,000	562,375
UPC Holding BV
6.375%, 09/15/2022 (S)	EUR	300,000	335,569
Ziggo Secured Finance BV
5.500%, 01/15/2027 (S)		$650,000	633,620
			5,863,034
Utilities - 0.5%
AmeriGas Finance LLC
7.000%, 05/20/2022		449,000	472,573
Berkshire Hathaway Energy Company
2.400%, 02/01/2020		260,000	260,548
CMS Energy Corp.
8.750%, 06/15/2019		80,000	92,340
Dominion Resources, Inc.
2.962%, 07/01/2019 (P)		65,000	65,778
Southern California Gas Company
3.200%, 06/15/2025		250,000	254,055
Suburban Propane Partners LP
7.375%, 08/01/2021		125,000	129,375
The Southern Company
1.550%, 07/01/2018		435,000	433,313
1.850%, 07/01/2019		230,000	229,189
Virginia Electric & Power Company
3.150%, 01/15/2026		125,000	123,925
			2,061,096
TOTAL CORPORATE BONDS (Cost $78,855,227)			$79,249,686

Capital Appreciation Value Trust (continued)

		Shares or Principal Amount	Value
TERM LOANS (M) - 2.8%
Consumer discretionary - 0.7%
Charter Communications Operating LLC
3.020%, 07/01/2020		$313,625	$314,933
3.020%, 01/03/2021		280,187	281,277
Dollar Tree, Inc.
4.250%, 07/06/2022		25,000	25,333
Hilton Worldwide Finance LLC
3.256%, 10/25/2023		503,966	509,384
3.500%, 10/26/2020		37,067	37,370
Kasima LLC
3.489%, 05/17/2021		35,294	35,574
KFC Holding Company
3.486%, 06/16/2023		1,318,375	1,335,685
New Red Finance, Inc.
3.750%, 12/10/2021		198,983	200,600
			2,740,156
Consumer staples - 0.4%
Jacobs Douwe Egberts BV
3.000%, 07/02/2022	EUR	33,142	35,262
3.250%, 07/02/2022		$422,079	424,400
Pinnacle Foods Finance LLC
3.270%, 04/29/2020		483,750	487,683
3.387%, 04/29/2020		650,065	654,850
			1,602,195
Financials - 0.4%
HUB International, Ltd.
4.000%, 10/02/2020		1,538,839	1,549,687
Health care - 0.3%
DaVita, Inc.
3.520%, 06/24/2021		1,227,034	1,237,464
Industrials - 0.0%
Avago Technologies Cayman
Finance, Ltd.
3.704%, 02/01/2023		24,875	25,217
Information technology - 0.1%
NXP BV
3.270%, 12/07/2020		106,374	106,852
Telecommunication services - 0.9%
Intelsat Jackson Holdings SA
3.750%, 06/30/2019		2,420,968	2,337,493
UPC Financing Partnership
4.080%, 08/31/2024		1,150,000	1,161,500
			3,498,993
TOTAL TERM LOANS (Cost $10,784,463)			$10,760,564

ASSET BACKED SECURITIES - 0.3%
DB Master Finance LLC, Series 2015-1A,
Class A2I
3.262%, 02/20/2045 (S)		221,063	221,352
Taco Bell Funding LLC, Series 2016-1A,
Class A2I
3.832%, 05/25/2046 (S)		399,000	400,446
Wendys Funding LLC, Series 2015-1A,
Class A2I
3.371%, 06/15/2045 (S)		266,625	266,219
TOTAL ASSET BACKED SECURITIES (Cost $886,688)			$888,017

The accompanying notes are an integral part of the financial statements.	21

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value
PURCHASED OPTIONS - 0.0%
Call options - 0.0%
Over the Counter Option on Bristol-
Myers Squibb Company (Expiration
Date: 01/19/2018; Strike Price: $60.00;
Counterparty: Citigroup Global
Markets, Inc.) (I)	23,600	$123,310
TOTAL PURCHASED OPTIONS (Cost $63,586)		$123,310

SECURITIES LENDING COLLATERAL - 0.3%
John Hancock
Collateral Trust, 0.7390% (W)(Y)	115,270	1,153,445
TOTAL SECURITIES LENDING
COLLATERAL (Cost $1,153,464)		$1,153,445

SHORT-TERM INVESTMENTS - 8.2%
Money market funds - 7.6%
T. Rowe Price Government Money Fund,
0.4456% (Y)	29,050,596	29,050,596
Repurchase agreement - 0.6%
Repurchase Agreement with State Street
Corp. dated 12/30/2016 at 0.030% to be
repurchased at $2,130,007 on
01/03/2017, collateralized by
$2,080,000 U.S. Treasury Notes,
3.125% due 05/15/2019 (valued at
$2,175,618, including interest)	$2,130,000	2,130,000
TOTAL SHORT-TERM INVESTMENTS (Cost $31,180,596)		$31,180,596
Total Investments (Capital Appreciation Value Trust)
(Cost $348,939,770) - 98.2%		$375,194,875
Other assets and liabilities, net - 1.8%		7,067,706
TOTAL NET ASSETS - 100.0%		$382,262,581

Core Strategy Trust

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 71.0%
Strategic Equity Allocation, Series NAV
(JHAM) (A)(1)	152,401,534	$2,569,489,857
Fixed income - 29.0%
Bond, Series NAV (JHAM) (A)(1)	79,011,223	1,051,639,381
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $3,609,237,326)		$3,621,129,238

COMMON STOCKS - 0.0%
Consumer discretionary - 0.0%
Household durables - 0.0%
Urbi Desarrollos Urbanos SAB de CV (I)	6	2
Consumer staples - 0.0%
Food products - 0.0%
Chaoda Modern Agriculture Holdings, Ltd. (I)	28,480	850
Financials - 0.0%
Banks - 0.0%
Irish Bank Resolution Corp., Ltd. (I)	3,621	0
Diversified financial services - 0.0%
SRH NV (I)	1,920	0

Core Strategy Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care - 0.0%
Health care providers and services - 0.0%
Medcath Corp. (I)	500	$250
Industrials - 0.0%
Airlines - 0.0%
Virgin Australia Holdings, Ltd. (I)	16,061	58
Materials - 0.0%
Metals and mining - 0.0%
China Metal Recycling Holdings, Ltd. (I)	7,800	0
Timminco, Ltd. (I)	300	0
TOTAL COMMON STOCKS (Cost $99,057)		$1,160
Total Investments (Core Strategy Trust)
(Cost $3,609,336,383) - 100.0%		$3,621,130,398
Other assets and liabilities, net - 0.0%		104,450
TOTAL NET ASSETS - 100.0%		$3,621,234,848

Emerging Markets Value Trust

	Shares or Principal Amount	Value
COMMON STOCKS - 97.0%
Australia - 0.0%
MMG, Ltd. (I)(L)	564,000	$143,900
Brazil - 5.8%
Aliansce Shopping Centers SA	49,850	220,753
Banco Alfa de Investimento SA	35,100	49,754
Banco do Brasil SA	218,483	1,881,055
Banco Santander Brasil SA	124,350	1,125,873
BM&F Bovespa SA	125,211	633,498
Brasil Brokers Participacoes SA (I)	23,200	11,222
BrasilAgro	6,700	22,742
Cia Siderurgica Nacional SA (I)	330,059	1,090,994
Cosan SA Industria e Comercio	3,304	38,646
Cyrela Brazil Realty SA
Empreendimentos e Participacoes	67,500	212,295
Direcional Engenharia SA	46,600	65,209
Duratex SA (I)	127,731	266,697
Embraer SA	190,580	935,142
Estacio Participacoes SA	46,504	225,255
Eternit SA (I)	22,300	9,045
Even Construtora e Incorporadora SA	123,900	140,557
Ez Tec Empreendimentos e
Participacoes SA	33,726	162,110
Fibria Celulose SA	55,198	541,148
Fibria Celulose SA, ADR	105,618	1,014,989
GAEC Educacao SA	16,200	67,665
Gafisa SA	27,961	15,947
Gafisa SA, ADR (L)	77,709	86,257
Gerdau SA	76,629	185,345
Gerdau SA, ADR	419,641	1,317,673
Guararapes Confeccoes SA	4,400	82,058
Helbor Empreendimentos SA	66,582	31,464
International Meal Company Alimentacao
SA (I)	51,100	77,949
Iochpe Maxion SA	44,500	159,178
JBS SA	436,161	1,525,301
JHSF Participacoes SA (I)	56,500	24,362
Kepler Weber SA	12,700	70,175
Kroton Educacional SA	134,599	549,709
Log-in Logistica Intermodal SA (I)	1,380	1,087
Magnesita Refratarios SA (I)	22,850	166,307

The accompanying notes are an integral part of the financial statements.	22

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Brazil (continued)
Marfrig Global Foods SA (I)	27,200	$55,158
Mills Estruturas e Servicos de Engenharia
SA (I)	32,877	39,437
MRV Engenharia e Participacoes SA	194,665	652,744
Paranapanema SA	143,550	66,912
Petroleo Brasileiro SA (I)	739,442	3,832,756
Petroleo Brasileiro SA, ADR (I)	728,604	6,419,001
Petroleo Brasileiro SA, ADR (I)	495,669	5,011,214
Porto Seguro SA	4,710	38,879
Profarma Distribuidora de Produtos
Farmaceuticos SA (I)	3,500	8,883
QGEP Participacoes SA	22,760	37,234
Restoque Comercio e Confeccoes de
Roupas SA (I)	18,200	17,644
Rumo Logistica Operadora
Multimodal SA (I)	99,129	186,367
Santos Brasil Participacoes SA (I)	83,700	61,711
Sao Carlos Empreendimentos e
Participacoes SA	7,005	54,386
Sao Martinho SA	7,533	45,137
SLC Agricola SA	32,978	146,501
Sul America SA	43,983	243,012
Tecnisa SA	76,118	50,426
Usinas Siderurgicas de Minas Gerais
SA (I)	57,138	144,452
Vale SA	612,695	4,808,438
Via Varejo SA	90,840	299,350
		35,227,103
Chile - 1.4%
Besalco SA	54,208	19,149
CAP SA	34,732	247,295
Cementos BIO BIO SA	27,777	27,197
Cencosud SA	360,961	1,013,065
Cia Sud Americana de Vapores SA (I)	2,665,774	69,436
Cristalerias de Chile SA	35,639	343,321
Empresa Nacional de Telecomunicaciones
SA (I)	35,080	372,981
Empresas CMPC SA	290,203	590,198
Empresas COPEC SA	174,129	1,667,969
Empresas Hites SA	46,731	34,945
Empresas La Polar SA (I)	100,593	4,358
Enel Americas SA, ADR (L)	154,121	1,265,333
Enel Chile SA	166,218	756,292
Grupo Security SA	177,388	59,866
Inversiones Aguas Metropolitanas SA	118,293	170,575
Itau CorpBanca	4,188,241	34,999
Latam Airlines Group SA (I)	99,235	831,165
Latam Airlines Group SA, ADR	38,403	314,137
Masisa SA	1,834,556	91,923
PAZ Corp. SA	82,428	59,093
Ripley Corp. SA	495,354	295,564
Salfacorp SA	146,034	104,732
Sigdo Koppers SA	26,143	32,781
Sociedad Matriz SAAM SA	1,791,903	137,960
Socovesa SA	258,766	73,424
		8,617,758
China - 13.0%
361 Degrees International, Ltd.	213,000	82,080
Agile Group Holdings, Ltd.	565,000	286,857
Agricultural Bank of China, Ltd.,
H Shares	7,295,000	2,977,214
Air China, Ltd., H Shares	346,000	219,791

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Angang Steel Company, Ltd.,
H Shares (I)	222,000	$131,121
Asia Cement China Holdings Corp.	171,000	39,450
Asia Plastic Recycling Holding, Ltd.	79,560	43,072
AVIC International Holdings, Ltd.,
H Shares	152,000	76,049
Bank of China, Ltd., H Shares	15,902,694	7,011,913
Bank of Chongqing Company, Ltd.,
H Shares	188,000	158,905
Bank of Communications Company, Ltd.,
H Shares	1,028,876	739,962
Baoye Group Company, Ltd., H Shares	110,000	80,700
BBMG Corp., H Shares	362,000	124,386
Beijing Capital International Airport
Company, Ltd., H Shares	156,000	157,251
Beijing Capital Land, Ltd., H Shares	318,000	118,975
Beijing North Star Company, H Shares	260,000	79,343
Belle International Holdings, Ltd.	228,000	127,719
Boer Power Holdings, Ltd.	130,000	51,573
BYD Electronic International
Company, Ltd.	249,500	195,719
Central China Real Estate, Ltd.	397,732	86,526
Changshouhua Food Company, Ltd.	30,000	14,676
Chigo Holding, Ltd. (I)	1,328,000	17,590
China Aoyuan Property Group, Ltd.	559,000	127,774
China BlueChemical, Ltd., H Shares	420,000	116,015
China CITIC Bank Corp., Ltd., H Shares	1,457,775	922,459
China Coal Energy Company, Ltd.,
H Shares (I)(L)	354,000	167,026
China Communications
Construction Company, Ltd., H Shares	431,555	493,230
China Communications Services Corp.,
Ltd., H Shares	563,200	357,842
China Construction Bank Corp., H Shares	27,462,000	21,031,234
China Dongxiang Group Company, Ltd.	1,259,000	226,866
China Everbright Bank Company, Ltd.,
H Shares	926,000	420,120
China Evergrande Group (L)	1,199,000	743,157
China Galaxy Securities Company, Ltd.,
H Shares	16,500	14,791
China Great Star International, Ltd. (I)	26,047	28,528
China Harmony New Energy Auto
Holding, Ltd.	148,000	52,816
China Hongqiao Group, Ltd. (L)	482,000	423,168
China Huiyuan Juice Group, Ltd. (I)	212,500	70,756
China Longevity Group Company,
Ltd. (I)	93,000	16,430
China Merchants Bank Company, Ltd.,
H Shares	151,644	353,655
China Minsheng Banking Corp., Ltd.,
H Shares	1,500,500	1,596,628
China National Building Material
Company, Ltd., H Shares	942,000	456,197
China National Materials Company, Ltd.,
H Shares	397,000	92,157
China Petroleum & Chemical Corp., ADR	69,045	4,903,576
China Railway Construction Corp.,
H Shares	288,665	369,909
China Railway Group, Ltd., H Shares	74,000	60,470
China Rare Earth Holdings, Ltd. (I)	443,600	34,734
China Reinsurance Group Corp.,
H Shares	141,000	33,345
China Sanjiang Fine Chemicals
Company, Ltd.	53,000	10,593

The accompanying notes are an integral part of the financial statements.	23

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
China SCE Property Holdings, Ltd.	391,200	$117,397
China Shanshui Cement Group,
Ltd. (I)(L)	1,166,000	75,182
China Shenhua Energy Company, Ltd.,
H Shares	523,500	978,534
China Southern Airlines Company, Ltd.,
H Shares	230,000	119,010
China Taifeng Beddings Holdings,
Ltd. (I)	204,000	28,412
China ZhengTong Auto Services
Holdings, Ltd.	277,500	80,539
China Zhongwang Holdings, Ltd. (L)	562,400	238,449
Chongqing Machinery & Electric
Company, Ltd., H Shares	632,000	73,056
Chongqing Rural Commercial Bank
Company, Ltd., H Shares	757,000	442,832
Chu Kong Petroleum & Natural Gas Steel
Pipe Holdings, Ltd. (I)	111,000	15,094
CIFI Holdings Group Company, Ltd	550,000	147,617
CNOOC, Ltd.	3,002,000	3,730,691
Coland Holdings, Ltd.	14,000	21,947
Comtec Solar Systems Group, Ltd. (I)	248,000	10,694
Coolpad Group, Ltd. (I)	32,200	3,310
COSCO SHIPPING Development
Company, Ltd., H SharesCOSCO
SHIPPING Development Company,
Ltd., H Shares (I)	150	31
COSCO SHIPPING Energy Trasportation
Company, Ltd., H Shares	324,000	180,225
Country Garden Holdings Company, Ltd.	1,588,000	885,134
CPMC Holdings, Ltd.	56,000	27,335
Dalian Port PDA Company, Ltd.,
H Shares	323,400	56,888
Daphne International Holdings, Ltd. (I)	172,000	17,264
Dongfeng Motor Group Company, Ltd.,
H Shares	438,000	425,499
Dongyue Group, Ltd. (I)	310,000	54,768
Evergreen International Holdings, Ltd. (I)	122,000	14,136
Fantasia Holdings Group Company,
Ltd. (I)	763,500	97,065
Fosun International, Ltd.	478,460	674,467
Fufeng Group, Ltd.	331,200	161,911
Future Land Development Holdings, Ltd.	154,000	31,422
Goldpac Group, Ltd.	37,000	9,790
GOME Electrical Appliances Holding,
Ltd. (L)	3,228,000	390,123
Greenland Hong Kong Holdings, Ltd. (I)	245,625	60,805
Greentown China Holdings, Ltd. (I)	274,000	220,924
Guangshen Railway Company, Ltd., ADR	21,925	662,574
Guangzhou R&F Properties Company,
Ltd., H Shares	346,000	416,639
Guodian Technology & Environment
Group Corp., Ltd., H Shares (I)	219,000	15,218
Harbin Bank Company, Ltd.,
H Shares (S)	86,000	25,304
Harbin Electric Company, Ltd., H Shares	318,000	147,703
Hilong Holding, Ltd.	435,000	125,412
HNA Infrastructure Company, Ltd.	47,000	46,634
Huaneng Renewables Corp., Ltd.,
H Shares	1,108,000	358,202
Huishang Bank Corp., Ltd., H Shares	222,000	112,933
Hydoo International Holding, Ltd.	128,000	9,562
Industrial & Commercial Bank of China,
Ltd., H Shares	21,508,000	12,823,766

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Inner Mongolia Yitai Coal Company,
Ltd., H Shares	14,200	$11,350
Jiangnan Group, Ltd.	406,000	56,916
Jiangxi Copper Company, Ltd., H Shares	185,000	256,785
JinkoSolar Holding Company, Ltd.,
ADR (I)	5,343	81,374
Kaisa Group Holdings, Ltd. (I)(L)	1,062,000	53,412
KWG Property Holding, Ltd.	382,513	216,206
Leoch International Technology, Ltd.	102,000	11,924
Lianhua Supermarket Holdings Company,
Ltd., H Shares (I)	114,000	44,766
Logan Property Holdings Company, Ltd.	310,000	116,737
Longfor Properties Company, Ltd.	300,000	379,451
Lonking Holdings, Ltd.	618,000	131,611
Maoye International Holdings, Ltd. (I)	553,000	51,214
Parkson Retail Group, Ltd.	497,000	54,307
PetroChina Company, Ltd., H Shares	2,398,000	1,780,945
Powerlong Real Estate Holdings, Ltd.	384,000	112,388
Qingling Motors Company, Ltd.,
H Shares	358,000	108,201
Qinhuangdao Port Company, Ltd.	118,000	27,007
Qunxing Paper Holdings Company,
Ltd. (I)	634,371	0
Red Star Macalline Group Corp., Ltd.,
H Shares (S)	16,000	16,488
Renhe Commercial Holdings Company,
Ltd. (I)(L)	5,418,000	138,537
Sany Heavy Equipment International
Holdings Company, Ltd. (I)	451,000	71,900
Semiconductor Manufacturing
International Corp. (I)(L)	255,000	398,658
Semiconductor Manufacturing
International Corp., ADR (I)	107,964	822,686
Shandong Chenming Paper Holdings,
Ltd., H Shares	98,500	100,930
Shanghai Electric Group Company, Ltd.,
H Shares (I)	448,000	199,624
Shanghai Jin Jiang International Hotels
Group Company, Ltd., H Shares	254,000	66,859
Shanghai Prime Machinery Company,
Ltd., H Shares	306,000	53,861
Shengjing Bank Company, Ltd.,
H Shares (S)	33,000	33,528
Shengli Oil & Gas Pipe Holdings, Ltd. (I)	268,500	12,925
Shenguan Holdings Group, Ltd.	90,000	6,815
Shui On Land, Ltd.	1,197,961	257,635
Shunfeng International Clean Energy,
Ltd. (I)(L)	424,000	26,368
Sino-Ocean Group Holding, Ltd.	770,973	343,544
Sinopec Engineering Group Company,
Ltd., H Shares	146,000	121,590
Sinotrans, Ltd., H Shares	610,000	271,162
Sinotruk Hong Kong, Ltd.	253,000	179,476
SOHO China, Ltd.	732,000	359,319
SPT Energy Group, Inc. (I)	264,000	21,952
Sunac China Holdings, Ltd. (L)	355,000	294,139
The People’s Insurance Company Group
of China, Ltd., H Shares	802,000	314,448
Tiangong International Company, Ltd.	320,000	40,688
Tianneng Power International, Ltd.	58,000	53,076
Trigiant Group, Ltd.	154,000	22,388
V1 Group, Ltd. (I)	719,400	32,827
Weichai Power Company, Ltd., H Shares	79,000	121,150
Weiqiao Textile Company, H Shares	181,500	113,097

The accompanying notes are an integral part of the financial statements.	24

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
West China Cement, Ltd. (I)	876,000	$98,140
Wuzhou International Holdings, Ltd. (I)	272,000	27,353
Xiamen International Port Company, Ltd.,
H Shares	410,000	76,294
Xingda International Holdings, Ltd.	276,000	124,403
Xinhua Winshare Publishing and Media
Company, Ltd., H Shares	48,000	44,660
Xinjiang Xinxin Mining Industry
Company, Ltd., H Shares (I)	243,000	31,180
Yanzhou Coal Mining Company, Ltd.,
H Shares	188,000	127,463
Youyuan International Holdings, Ltd. (I)	122,000	31,081
Yuanda China Holdings, Ltd. (I)	830,000	17,274
YuanShengTai Dairy Farm, Ltd. (I)	482,000	31,607
Yuzhou Properties Company, Ltd.	325,080	113,096
Zhejiang Glass Company, Ltd.,
H Shares (I)	162,000	0
Zhong An Real Estate, Ltd. (I)	386,600	31,859
Zhongsheng Group Holdings, Ltd.	198,500	176,772
Zoomlion Heavy Industry Science and
Technology Company, Ltd., H Shares	269,200	117,804
		79,118,096
Colombia - 0.5%
Almacenes Exito SA	69,441	344,661
Ecopetrol SA (I)	2,165,302	995,375
Grupo Argos SA	125,619	806,774
Grupo de Inversiones Suramericana SA	85,579	1,088,980
Grupo Nutresa SA	3,271	27,131
		3,262,921
Czech Republic - 0.3%
CEZ AS	64,137	1,073,504
Pegas Nonwovens SA	3,932	117,785
Unipetrol AS	110,597	791,112
		1,982,401
Greece - 0.1%
Bank of Greece	1,882	21,093
Ellaktor SA (I)	80,249	91,971
GEK Terna Holding Real Estate
Construction SA (I)	48,636	116,555
Hellenic Petroleum SA (I)	39,659	184,373
Intracom Holdings SA (I)	6,841	2,153
Marfin Investment Group Holdings
SA (I)	448,897	70,594
Mytilineos Holdings SA (I)	54,223	350,574
		837,313
Hong Kong - 2.9%
Ajisen China Holdings, Ltd.	34,000	13,819
AMVIG Holdings, Ltd.	262,000	93,701
Anxin-China Holdings, Ltd. (I)	1,648,000	81,821
Asian Citrus Holdings, Ltd. (I)	249,000	19,266
Beijing Enterprises Holdings, Ltd.	95,500	449,520
C C Land Holdings, Ltd.	552,084	160,036
Carrianna Group Holdings Company, Ltd.	182,675	18,108
CECEP COSTIN New Materials
Group, Ltd.	348,000	26,926
Century Sunshine Group Holdings, Ltd.	165,000	5,934
CGN Meiya Power Holdings Company,
Ltd. (I)(S)	236,000	34,791
China Aerospace International Holdings,
Ltd.	961,200	120,966
China Agri-Industries Holdings, Ltd. (I)	678,300	263,902

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
China Everbright, Ltd.	68,000	$128,791
China Fiber Optic Network System
Group, Ltd. (I)	150,800	13,613
China Glass Holdings, Ltd. (I)	130,000	13,711
China High Precision Automation Group,
Ltd. (I)	18,000	2,878
China Jinmao Holdings Group, Ltd.	1,506,000	404,423
China Lumena New Materials Corp. (I)	2,036,000	0
China Merchants Port Holdings
Company, Ltd.	92,684	228,985
China New Town Development
Company, Ltd. (I)	1,505,165	77,464
China Ocean Resources Company,
Ltd. (I)	22,990	24,339
China Oil & Gas Group, Ltd. (I)	1,240,000	97,161
China Overseas Grand Oceans Group,
Ltd. (I)	365,000	118,779
China Overseas Land & Investment, Ltd.	420,000	1,105,083
China Properties Group, Ltd. (I)	200,000	46,145
China Resources Cement Holdings, Ltd.	580,000	224,264
China Resources Land, Ltd.	370,000	827,937
China Singyes Solar Technologies
Holdings, Ltd. (L)	213,400	101,346
China South City Holdings, Ltd.	790,000	164,405
China Travel International Investment
Hong Kong, Ltd. (L)	760,000	207,999
China Unicom Hong Kong, Ltd.	702,000	812,466
China Unicom Hong Kong, Ltd., ADR	133,772	1,545,067
CITIC Resources Holdings, Ltd. (I)	146,000	17,815
CITIC, Ltd.	1,370,130	1,951,272
Citychamp Watch & Jewellery
Group, Ltd.	172,000	42,013
Clear Media, Ltd.	52,000	50,264
Comba Telecom Systems Holdings, Ltd.	309,639	54,943
Concord New Energy Group, Ltd.	790,000	41,090
COSCO SHIPPING International
Company, Ltd.	177,625	81,091
COSCO SHIPPING Ports, Ltd.	523,964	525,077
Coslight Technology International Group
Company, Ltd. (I)	42,000	23,531
Dah Chong Hong Holdings, Ltd.	302,000	114,867
Digital China Holdings, Ltd. (L)	47,000	35,477
Dynasty Fine Wines Group, Ltd. (I)	330,000	61,281
EVA Precision Industrial Holdings, Ltd.	344,000	38,001
Fullshare Holdings, Ltd.	142,500	66,396
GCL-Poly Energy Holdings, Ltd. (I)(L)	927,000	110,734
Gemdale Properties & Investment
Corp., Ltd.	180,000	11,001
Glorious Property Holdings, Ltd. (I)	352,000	34,445
Golden Meditech Holdings, Ltd. (I)	585,546	79,096
Goldlion Holdings, Ltd.	178,000	69,510
Hengdeli Holdings, Ltd. (I)	844,000	121,360
Hi Sun Technology China, Ltd. (I)	216,000	32,901
HKC Holdings, Ltd. (I)	29,206	14,316
Hopson Development Holdings, Ltd.	224,000	199,062
Hua Han Health Industry Holdings,
Ltd. (I)(L)	1,120,000	76,549
Inspur International, Ltd.	134,000	29,321
Joy City Property, Ltd. (L)	672,000	84,434
Ju Teng International Holdings, Ltd.	414,000	127,530
K Wah International Holdings, Ltd.	66,000	30,511
Kingboard Chemical Holdings, Ltd.	203,630	614,979
Kingboard Laminates Holdings, Ltd.	123,500	120,994
Kunlun Energy Company, Ltd.	850,000	633,286

The accompanying notes are an integral part of the financial statements.	25

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
MIE Holdings Corp. (I)	274,000	$26,057
Min Xin Holdings, Ltd.	46,000	45,276
Mingyuan Medicare Development
Company, Ltd. (I)	1,300,000	38,558
Minmetals Land, Ltd.	600,000	71,783
New World Department Store China,
Ltd. (I)	175,000	22,483
Nine Dragons Paper Holdings, Ltd.	407,000	367,518
Poly Property Group Company, Ltd. (I)	622,453	205,211
Pou Sheng International Holdings, Ltd.	105,000	30,107
Real Nutriceutical Group, Ltd.	178,000	13,498
Rotam Global Agrosciences, Ltd. (I)	7,854	8,077
Samson Holding, Ltd.	317,548	22,891
Shanghai Industrial Holdings, Ltd.	171,000	461,030
Shanghai Industrial Urban Development
Group, Ltd.	295,000	71,670
Shanghai Zendai Property, Ltd. (I)	2,530,000	45,591
Shenzhen International Holdings, Ltd.	184,904	268,684
Shenzhen Investment, Ltd.	852,893	340,731
Shimao Property Holdings, Ltd.	393,500	512,101
Shougang Concord International
Enterprises Company, Ltd. (I)	874,000	28,579
Shougang Fushan Resources Group, Ltd.	512,000	99,800
Silver Grant International Industries,
Ltd. (I)	322,000	35,164
Sino Oil and Gas Holdings, Ltd. (I)	3,140,000	77,581
Sinofert Holdings, Ltd. (L)	212,000	28,601
Sinolink Worldwide Holdings, Ltd. (I)	676,000	76,370
Sinopec Kantons Holdings, Ltd.	216,000	98,260
Sinotrans Shipping, Ltd. (I)	494,500	91,524
Skyworth Digital Holdings, Ltd.	700,204	397,243
SRE Group, Ltd. (I)	1,148,857	29,277
TCC International Holdings, Ltd.	572,000	133,110
TCL Multimedia Technology Holdings,
Ltd. (I)(L)	103,200	51,069
Tian An China Investment Company, Ltd.	191,000	111,641
Tianjin Port Development Holdings, Ltd.	812,000	124,051
Tianyi Summi Holdings, Ltd.	200,000	28,045
Tomson Group, Ltd.	279,120	92,479
TPV Technology, Ltd.	487,684	82,689
Truly International Holdings, Ltd.	260,000	100,824
Wasion Group Holdings, Ltd.	138,000	73,817
Yanchang Petroleum International,
Ltd. (I)	2,380,000	68,288
Yingde Gases Group Company, Ltd.	206,000	75,882
Yuexiu Property Company, Ltd.	2,539,542	346,082
		17,728,435
Hungary - 0.4%
MOL Hungarian Oil and Gas PLC	23,109	1,620,419
OTP Bank PLC	36,653	1,046,603
		2,667,022
India - 12.0%
Aarti Industries, Ltd.	6,280	63,394
Aban Offshore, Ltd. (I)	15,263	51,606
Adani Enterprises, Ltd.	88,305	99,557
Adani Ports and Special Economic
Zone, Ltd.	208,564	819,464
Adani Power, Ltd. (I)	434,332	191,302
Adani Transmissions, Ltd. (I)	164,157	135,802
Aditya Birla Fashion and Retail, Ltd. (I)	63,429	129,177
Aditya Birla Nuvo, Ltd.	25,058	472,365
AIA Engineering, Ltd.	2,646	50,250

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
Allcargo Logistics, Ltd.	6,452	$17,155
Ambuja Cements, Ltd.	209,774	635,036
Anant Raj, Ltd.	54,720	31,648
Andhra Bank	94,706	66,021
Apollo Tyres, Ltd.	124,522	337,986
Arvind SmartSpaces, Ltd. (I)	3,184	3,198
Arvind, Ltd.	105,618	546,326
Atul, Ltd.	666	20,347
Axis Bank, Ltd.	529,538	3,497,099
Bajaj Electricals, Ltd.	9,548	30,442
Bajaj Finserv, Ltd.	20,938	886,325
Bajaj Hindusthan Sugar, Ltd. (I)	201,805	41,476
Bajaj Holdings and Investment, Ltd.	20,222	538,990
Balkrishna Industries, Ltd.	17,258	279,474
Ballarpur Industries, Ltd. (I)	157,349	36,002
Balmer Lawrie & Company, Ltd.	35,700	123,951
Balrampur Chini Mills, Ltd.	72,980	134,686
Bank of Baroda (I)	127,128	286,032
BEML, Ltd.	4,100	60,501
Bharat Heavy Electricals, Ltd.	164,402	291,806
Bharti Airtel, Ltd.	555,095	2,494,430
Biocon, Ltd.	16,518	229,807
Birla Corp., Ltd.	20,789	192,196
Cairn India, Ltd.	123,734	439,709
Ceat, Ltd.	9,407	160,333
Chambal Fertilizers & Chemicals, Ltd.	68,153	71,143
Chennai Super Kings Cricket, Ltd. (I)	207,315	6,873
Cholamandalam Investment and Finance
Company, Ltd.	5,481	76,130
Cipla, Ltd.	66,724	556,465
City Union Bank, Ltd.	24,608	46,772
Container Corp. of India	7,834	127,757
Coromandel International, Ltd.	34,103	147,633
Cox & Kings, Ltd.	47,142	124,358
Crompton Greaves Consumer Electricals,
Ltd. (I)	107,879	230,832
Crompton Greaves, Ltd. (I)	107,879	94,032
Cyient, Ltd.	29,043	215,956
Dalmia Bharat, Ltd.	9,551	189,568
DB Realty, Ltd. (I)	35,138	18,699
DCB Bank, Ltd. (I)	121,079	191,567
DCM Shriram, Ltd.	31,690	99,417
Deepak Fertilisers & Petrochemicals
Corp., Ltd.	18,197	55,675
Delta Corp., Ltd.	24,742	39,839
Dewan Housing Finance Corp., Ltd.	78,615	281,080
Dishman Pharmaceuticals &
Chemicals, Ltd.	17,540	55,448
DLF, Ltd.	146,598	239,061
Edelweiss Financial Services, Ltd.	304,550	436,538
EID Parry India, Ltd. (I)	35,419	132,630
EIH, Ltd.	49,817	69,991
Electrosteel Castings, Ltd.	89,970	30,530
Engineers India, Ltd.	54,746	121,912
Eros International Media, Ltd. (I)	10,300	24,826
Escorts, Ltd.	44,637	193,741
Essel Propack, Ltd.	16,896	60,399
Eveready Industries India, Ltd.	17,130	54,173
Exide Industries, Ltd.	68,494	181,451
Federal Bank, Ltd.	661,126	649,064
Finolex Cables, Ltd.	44,320	269,095
Finolex Industries, Ltd.	5,255	33,851
Firstsource Solutions, Ltd. (I)	95,963	53,409
Fortis Healthcare, Ltd. (I)	22,284	59,111

The accompanying notes are an integral part of the financial statements.	26

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
Future Enterprises, Ltd.	32,398	$7,951
Future Retail, Ltd. (I)	32,398	61,242
Gabriel India, Ltd.	11,712	18,451
GAIL India, Ltd.	102,185	655,535
Gateway Distriparks, Ltd.	13,444	48,383
Geometric, Ltd.	8,348	30,643
GHCL, Ltd	10,350	37,758
GIC Housing Finance, Ltd.	2,997	11,807
Godfrey Phillips India, Ltd.	6,203	92,402
Graphite India, Ltd.	39,636	42,700
Grasim Industries, Ltd.	112,485	1,421,882
Gujarat Alkalies & Chemicals, Ltd.	19,052	96,800
Gujarat Fluorochemicals, Ltd.	11,921	81,626
Gujarat Mineral Development Corp., Ltd.	56,366	75,446
Gujarat Narmada Valley Fertilizers &
Chemicals, Ltd.	37,282	116,851
Gujarat State Fertilizers &
Chemicals, Ltd.	88,078	126,458
Gujarat State Petronet, Ltd.	88,052	180,447
Hathway Cable & Datacom, Ltd. (I)	68,307	34,499
HEG, Ltd. (I)	5,818	12,897
Hikal, Ltd.	14,144	44,588
Himachal Futuristic Communications,
Ltd. (I)	252,940	46,442
Himatsingka Seide, Ltd.	15,084	65,106
Hindalco Industries, Ltd.	608,189	1,374,276
Hinduja Global Solutions, Ltd.	1,217	9,506
Hindustan Media Ventures, Ltd.	5,908	23,080
Housing Development & Infrastructure,
Ltd. (I)	118,648	103,113
HSIL, Ltd.	5,997	24,286
HT Media, Ltd.	20,444	21,733
ICICI Bank, Ltd.	961,517	3,596,479
IDBI Bank, Ltd. (I)	49,275	50,272
Idea Cellular, Ltd.	628,387	683,780
IDFC, Ltd. (I)	119,156	94,094
IFCI, Ltd.	258,047	102,547
IIFL Holdings, Ltd.	113,949	435,963
IL&FS Transportation Networks, Ltd.	25,739	38,541
Indiabulls Housing Finance, Ltd.	70,531	671,390
Indian Bank	59,438	192,713
Indian Hotels Company, Ltd.	98,408	142,429
Indian Overseas Bank (I)	152,678	54,213
Ingersoll-Rand India, Ltd.	6,529	66,093
Inox Leisure, Ltd. (I)	7,403	25,106
Jagran Prakashan, Ltd. (I)	2,756	7,233
Jain Irrigation Systems, Ltd.	143,549	186,337
Jaiprakash Associates, Ltd. (I)	637,250	75,756
Jammu & Kashmir Bank, Ltd.	110,602	96,136
Jaypee Infratech, Ltd. (I)	123,242	13,371
JB Chemicals & Pharmaceuticals, Ltd.	15,769	81,552
JBF Industries, Ltd.	13,829	42,180
Jindal Poly Films, Ltd.	2,927	13,686
Jindal Saw, Ltd.	90,756	73,383
JITF Infralogistics, Ltd. (I)	7,295	4,411
JK Cement, Ltd.	5,386	57,098
JK Lakshmi Cement, Ltd.	1,731	8,989
JK Tyre & Industries, Ltd.	25,061	41,587
JM Financial, Ltd.	124,021	120,510
JSW Energy, Ltd.	262,026	233,562
JSW Steel, Ltd.	51,575	1,227,433
Jubilant Life Sciences, Ltd.	35,775	329,132
Kalpataru Power Transmission, Ltd.	20,383	74,701
Kaveri Seed Company, Ltd. (I)	13,823	83,170

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
KEC International, Ltd.	41,793	$86,299
KPIT Technologies, Ltd.	83,308	163,931
KPR Mill, Ltd.	8,016	66,620
KRBL, Ltd.	13,824	60,638
KSK Energy Ventures, Ltd. (I)	31,995	7,087
L&T Finance Holdings, Ltd.	214,447	274,273
Lakshmi Vilas Bank, Ltd.	40,270	83,478
Larsen & Toubro, Ltd.	134,025	2,654,623
LIC Housing Finance, Ltd.	105,830	865,280
Maharashtra Seamless, Ltd.	8,849	31,299
Mahindra & Mahindra Financial
Services, Ltd.	100,668	399,077
Mahindra & Mahindra, Ltd.	137,490	2,384,101
Mahindra Cie Automotive, Ltd. (I)	23,717	63,771
Mahindra Lifespace Developers, Ltd.	10,600	55,405
Manappuram Finance, Ltd.	130,398	128,640
Max India, Ltd. (I)	4,595	9,441
Max Ventures & Industries, Ltd. (I)	919	838
McLeod Russel India, Ltd.	20,316	41,799
Merck, Ltd.	2,586	37,862
MOIL, Ltd.	3,305	17,567
Mphasis, Ltd.	43,585	360,247
MRF, Ltd.	748	536,202
Muthoot Finance, Ltd.	59,376	244,148
Nagarjuna Fertilizers & Chemicals,
Ltd. (I)	138,250	18,117
National Aluminium Company, Ltd.	306,277	295,866
Nava Bharat Ventures, Ltd.	3,228	5,228
NCC, Ltd.	187,192	222,135
Nectar Lifesciences, Ltd.	11,502	5,574
NIIT Technologies, Ltd.	15,320	97,224
Nilkamal, Ltd.	1,228	22,758
Oberoi Realty, Ltd.	50,603	218,758
Omaxe, Ltd.	30,842	72,031
OnMobile Global, Ltd.	19,221	23,082
Orient Cement, Ltd.	35,224	63,449
Oriental Bank of Commerce	21,608	33,524
Parsvnath Developers, Ltd. (I)	28,656	5,490
PC Jeweller, Ltd.	18,017	104,832
Persistent Systems, Ltd.	14,831	134,247
Petronet LNG, Ltd.	105,654	569,706
Piramal Enterprises, Ltd.	41,626	991,980
Polaris Consulting & Services, Ltd. (I)	8,612	19,156
Power Finance Corp., Ltd.	385,766	689,186
Praj Industries, Ltd.	42,222	49,677
Prestige Estates Projects, Ltd.	65,456	165,553
Prime Focus, Ltd. (I)	11,877	11,662
Prism Cement, Ltd. (I)	8,206	9,311
PTC India Financial Services, Ltd.	29,410	16,174
PTC India, Ltd.	111,999	121,179
Punjab National Bank (I)	119,919	202,089
Puravankara Projects, Ltd.	10,348	6,683
Radico Khaitan, Ltd.	12,864	21,072
Rain Industries, Ltd.	46,818	37,856
Raymond, Ltd.	13,612	98,732
Redington India, Ltd.	137,134	189,650
REI Agro, Ltd. (I)	214,503	1,422
Reliance Communications, Ltd. (I)	501,471	250,231
Reliance Industries, Ltd., GDR (S)	278,983	8,806,689
Reliance Power, Ltd. (I)	359,775	217,345
Rolta India, Ltd. (I)	59,246	52,838
Ruchi Soya Industries, Ltd. (I)	87,480	24,363
Rural Electrification Corp., Ltd.	307,918	562,804
Sadbhav Engineering, Ltd.	10,539	42,632

The accompanying notes are an integral part of the financial statements.	27

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
Shipping Corp. of India, Ltd. (I)	50,541	$43,356
Shriram City Union Finance, Ltd.	7,062	187,908
Shriram Transport Finance
Company, Ltd.	79,078	990,344
Simplex Infrastructures, Ltd.	3,305	14,122
Sintex Industries, Ltd.	113,866	125,300
Sobha, Ltd.	26,558	95,575
Sonata Software, Ltd.	18,106	51,354
SREI Infrastructure Finance, Ltd.	104,363	112,368
SRF, Ltd.	3,700	83,694
State Bank of Bikaner & Jaipur	4,463	44,454
State Bank of India	354,082	1,299,075
Sterlite Technologies, Ltd.	72,209	101,966
Sundram Fasteners, Ltd.	2,817	12,075
Sunteck Realty, Ltd.	8,744	27,516
Syndicate Bank (I)	32,580	29,495
TAKE Solutions, Ltd.	21,956	43,593
Tamil Nadu Newsprint & Papers, Ltd.	8,715	42,481
Tata Chemicals, Ltd.	50,936	376,023
Tata Global Beverages, Ltd.	135,372	242,701
Tata Motors, Ltd.	504,555	3,480,921
Tata Steel, Ltd.	148,223	849,377
TCI Express, Ltd. (I)	1,481	6,350
Tech Mahindra, Ltd.	151,623	1,088,706
The Great Eastern Shipping
Company, Ltd.	34,981	186,857
The India Cements, Ltd.	130,924	223,795
The Karnataka Bank, Ltd.	118,222	194,650
The Karur Vysya Bank, Ltd.	154,840	186,097
The Ramco Cements, Ltd.	18,789	149,841
The South Indian Bank, Ltd.	512,807	146,091
Time Technoplast, Ltd.	4,194	5,656
Transport Corp. of India, Ltd.	2,962	6,575
Trident, Ltd.	22,059	18,542
Tube Investments of India, Ltd.	22,332	190,372
TV18 Broadcast, Ltd. (I)	248,227	132,933
UCO Bank (I)	85,194	41,738
Uflex, Ltd.	10,885	43,596
Unichem Laboratories, Ltd.	16,907	63,452
Union Bank of India, Ltd.	73,563	132,130
UPL, Ltd.	103,962	988,141
VA Tech Wabag, Ltd.	11,629	80,011
Vardhman Textiles, Ltd.	8,101	133,035
Vedanta, Ltd., ADR	192,068	2,385,485
Vijaya Bank (I)	83,311	57,877
Welspun Corp, Ltd.	55,523	60,981
Wipro, Ltd.	330,399	2,313,197
Wockhardt, Ltd.	6,467	62,288
Yes Bank, Ltd.	40,401	684,474
Zensar Technologies, Ltd.	5,057	70,599
		73,382,772
Indonesia - 3.2%
Adaro Energy Tbk PT	7,847,500	979,765
Adhi Karya Persero Tbk PT	706,500	108,677
Agung Podomoro Land Tbk PT (I)	3,248,000	50,582
Alam Sutera Realty Tbk PT (I)	5,896,200	153,535
Aneka Tambang Persero Tbk PT (I)	2,058,506	136,111
Asahimas Flat Glass Tbk PT	62,500	31,066
Astra Agro Lestari Tbk PT	204,355	254,084
Bakrie & Brothers Tbk PT (I)	115,892,589	430,108
Bakrie Sumatera Plantations Tbk PT (I)	11,376,500	42,221
Bakrie Telecom Tbk PT (I)	24,850,000	92,225
Bakrieland Development Tbk PT (I)	23,584,700	87,529

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Indonesia (continued)
Bank Bukopin Tbk PT	1,802,600	$85,518
Bank Danamon Indonesia Tbk PT	1,462,794	402,343
Bank Mandiri Persero Tbk PT	4,722,320	4,041,758
Bank Negara Indonesia Persero Tbk PT	3,575,981	1,459,930
Bank Pan Indonesia Tbk PT (I)	2,298,597	127,566
Bank Pembangunan Daerah Jawa Barat
Dan Banten Tbk PT	1,753,300	440,080
Bank Pembangunan Daerah Jawa Timur
Tbk PT	1,424,000	60,010
Bank Tabungan Negara Persero Tbk PT	2,842,461	365,861
Barito Pacific Tbk PT (I)	1,599,800	173,633
Bekasi Fajar Industrial Estate Tbk PT	2,132,800	40,031
Benakat Integra Tbk PT (I)	8,689,500	45,754
Berau Coal Energy Tbk PT (I)	2,215,500	13,485
Berlian Laju Tanker Tbk PT (I)	16,708,166	0
BISI International Tbk PT	714,900	100,672
Blue Bird Tbk PT	90,600	20,156
Bumi Serpong Damai Tbk PT	2,084,900	270,283
Ciputra Development Tbk PT	4,440,533	438,457
Ciputra Property Tbk PT	1,895,329	98,443
Ciputra Surya Tbk PT	523,793	106,102
Clipan Finance Indonesia Tbk PT (I)	1,045,000	18,554
Darma Henwa Tbk PT (I)	15,257,700	56,625
Delta Dunia Makmur Tbk PT (I)	1,914,700	72,107
Eagle High Plantations Tbk PT (I)	3,907,600	79,207
Elnusa Tbk PT	1,954,900	60,744
Energi Mega Persada Tbk PT (I)	36,318,681	134,788
Erajaya Swasembada Tbk PT	773,000	34,355
Eureka Prima Jakarta Tbk PT (I)	336,800	3,367
Gajah Tunggal Tbk PT (I)	984,500	78,060
Garuda Indonesia Persero Tbk PT (I)	2,909,563	72,970
Global Mediacom Tbk PT	3,942,400	179,385
Harum Energy Tbk PT (I)	221,700	35,108
Holcim Indonesia Tbk PT	1,143,068	76,254
Indah Kiat Pulp & Paper Corp. Tbk PT	1,886,100	133,587
Indo Tambangraya Megah Tbk PT	199,400	248,694
Indofood Sukses Makmur Tbk PT	2,001,700	1,172,364
Intiland Development Tbk PT	3,859,400	143,177
Japfa Comfeed Indonesia Tbk PT	1,641,670	177,000
Kawasan Industri Jababeka Tbk PT (I)	9,712,216	210,100
Lippo Cikarang Tbk PT (I)	290,100	108,510
Lippo Karawaci Tbk PT	9,472,093	504,069
Medco Energi Internasional Tbk PT (I)	1,101,700	107,562
Media Nusantara Citra Tbk PT	1,323,900	171,750
Mitra Adiperkasa Tbk PT (I)	330,300	132,267
MNC Investama Tbk PT (I)	15,144,900	151,671
Modernland Realty Tbk PT (I)	4,331,800	109,798
Multipolar Tbk PT (I)	4,046,300	102,411
Nusantara Infrastructure Tbk PT (I)	3,748,800	36,415
Pabrik Kertas Tjiwi Kimia Tbk PT	145,000	7,836
Pan Brothers Tbk PT	1,853,200	63,195
Panin Financial Tbk PT (I)	7,283,300	92,601
Paninvest Tbk PT (I)	862,300	38,720
Perusahaan Perkebunan London Sumatra
Indonesia Tbk PT	1,855,000	238,796
Ramayana Lestari Sentosa Tbk PT	1,654,000	146,410
Salim Ivomas Pratama Tbk PT	1,797,900	65,767
Sampoerna Agro Tbk PT	457,700	64,818
Semen Baturaja Persero Tbk PT	400,700	82,835
Semen Indonesia Persero Tbk PT	1,077,200	730,925
Sigmagold Inti Perkasa Tbk PT (I)	1,106,600	4,109
Sri Rejeki Isman Tbk PT	5,232,100	89,141
Surya Semesta Internusa Tbk PT	2,002,800	64,356
Suryainti Permata Tbk PT (I)	1,446,000	0

The accompanying notes are an integral part of the financial statements.	28

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Indonesia (continued)
Tambang Batubara Bukit Asam Persero
Tbk PT	209,700	$193,399
Tiga Pilar Sejahtera Food Tbk PT (I)	1,253,300	180,442
Timah Persero Tbk PT	1,683,460	133,763
Tiphone Mobile Indonesia Tbk PT	1,138,100	72,084
Trias Sentosa Tbk PT	1,792,200	39,962
Trimegah Sekuritas IndonesiaTbk PT (I)	303,400	1,554
Truba Alam Manunggal Engineering Tbk
PT (I)	11,991,500	8,011
Tunas Baru Lampung Tbk PT	1,620,000	118,901
Tunas Ridean Tbk PT	1,669,800	161,074
United Tractors Tbk PT	968,100	1,523,107
Vale Indonesia Tbk PT (I)	1,273,200	264,013
Visi Media Asia Tbk PT (I)	1,337,400	29,536
XL Axiata Tbk PT (I)	1,859,900	318,165
		19,800,404
Malaysia - 3.4%
Affin Holdings BHD	360,290	191,961
AirAsia BHD	306,400	156,200
Alliance Financial Group BHD	461,800	382,526
AMMB Holdings BHD	953,362	914,510
Batu Kawan BHD	300	1,230
Benalec Holdings BHD	110,400	9,226
Berjaya Corp. BHD (I)	1,764,493	133,450
BIMB Holdings BHD	66,900	62,860
Boustead Holdings BHD	498,920	296,670
Boustead Plantations BHD	120,100	44,414
Bumi Armada BHD	1,186,700	159,643
Cahya Mata Sarawak BHD	156,800	139,737
CIMB Group Holdings BHD	1,182,138	1,185,417
Coastal Contracts BHD	86,000	26,592
Dayang Enterprise Holdings BHD (I)	120,000	26,147
DRB-Hicom BHD	324,300	82,900
Eastern & Oriental BHD	81,798	26,472
Eco World Development Group BHD (I)	221,600	66,149
Ekovest BHD	56,200	29,744
Evergreen Fibreboard BHD	209,800	44,836
Felda Global Ventures Holdings BHD	661,400	228,090
Genting BHD	987,400	1,758,290
Genting Malaysia BHD	654,400	667,123
Glomac BHD	229,400	35,541
Goldis BHD	114,135	64,234
Hap Seng Consolidated BHD	216,720	427,437
Hap Seng Plantations Holdings BHD	176,700	99,203
Hong Leong Financial Group BHD	162,499	514,736
Hong Leong Industries BHD	25,000	52,443
Hua Yang BHD	97,421	24,537
Hume Industries BHD	27,000	16,241
IJM Corp. BHD	1,684,060	1,200,447
Inch Kenneth Kajang Rubber PLC	106,800	16,568
Insas BHD	256,669	40,536
IOI Properties Group BHD	525,900	245,699
Iris Corp. BHD (I)	380,100	9,290
Iskandar Waterfront City BHD (I)	59,700	10,708
JAKS Resources BHD (I)	195,300	44,287
Jaya Tiasa Holdings BHD	210,626	62,740
JCY International BHD	265,600	28,967
Keck Seng Malaysia BHD	136,300	143,632
Kenanga Investment Bank BHD (I)	343,945	33,735
Kian JOO CAN Factory BHD	171,700	112,135
Kim Loong Resources BHD	31,000	23,832
KNM Group BHD (I)	991,800	74,888
KSL Holdings BHD (I)	286,000	64,308

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Malaysia (continued)
Kumpulan Fima BHD	2,300	$870
Kwantas Corp. BHD (I)	56,000	17,818
Land & General BHD	163,200	11,126
Landmarks BHD (I)	147,700	22,693
LBS Bina Group BHD	167,000	62,161
Magnum BHD	176,500	85,387
Mah Sing Group BHD	405,000	129,068
Malayan Banking BHD	1,003,612	1,832,247
Malayan Flour Mills BHD	132,300	39,771
Malaysia Airports Holdings BHD	261,858	353,532
Malaysia Building Society BHD	730,100	146,212
Malaysia Marine and Heavy Engineering
Holdings BHD (I)	42,700	8,701
Malaysian Bulk Carriers BHD (I)	194,100	30,405
Malaysian Pacific Industries BHD	38,275	63,189
Malaysian Resources Corp. BHD	441,900	130,606
MBM Resources BHD	78,650	37,557
Media Prima BHD	396,400	101,476
Mega First Corp. BHD	93,200	44,612
MISC BHD	533,600	873,334
MK Land Holdings BHD (I)	80,700	5,036
MKH BHD	75,100	47,515
MMC Corp. BHD	346,900	179,969
MNRB Holdings BHD (I)	15,000	6,622
Mudajaya Group BHD (I)	92,200	18,690
Muhibbah Engineering Malaysia BHD	31,900	15,870
Mulpha International BHD (I)	941,700	47,358
Naim Holdings BHD (I)	67,100	28,375
Oriental Holdings BHD	297,120	445,311
OSK Holdings BHD	416,098	129,846
Panasonic Manufacturing Malaysia BHD	17,000	116,215
Pantech Group Holdings BHD	64,266	6,377
Parkson Holdings BHD (I)	209,867	29,224
Petron Malaysia Refining &
Marketing BHD	21,000	19,408
POS Malaysia BHD	87,700	76,327
PPB Group BHD	105,300	372,071
Press Metal BHD	367,360	129,979
Protasco BHD	137,375	34,536
RHB Bank BHD	342,389	359,002
Rimbunan Sawit BHD (I)	321,800	36,196
Salcon BHD	315,900	39,045
SapuraKencana Petroleum BHD (I)	1,688,800	606,885
Sarawak Oil Palms BHD	63,385	51,874
Scomi Group BHD (I)	752,300	20,059
Selangor Dredging BHD	208,400	37,909
Selangor Properties BHD	105,000	105,319
Shangri-La Hotels Malaysia BHD	70,600	82,422
Shell Refining Company Federation
of Malaya BHD (I)	29,600	13,364
SHL Consolidated BHD	53,700	34,242
SP Setia BHD	268,575	187,713
Sumatec Resources BHD (I)	915,000	15,342
Sunway BHD	342,896	231,197
Supermax Corp. BHD	117,700	55,364
Suria Capital Holdings BHD	133,000	59,056
TA Ann Holdings BHD	140,748	123,674
TA Enterprise BHD	643,600	64,435
Tan Chong Motor Holdings BHD	42,500	16,878
Tanjung Offshore BHD (I)	48,800	3,551
TDM BHD	365,900	55,394
Time dotCom BHD	198,600	345,223
Tiong NAM Logistics Holdings	48,800	17,274
Tropicana Corp. BHD	311,700	69,488

The accompanying notes are an integral part of the financial statements.	29

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Malaysia (continued)
UEM Edgenta BHD	94,000	$72,303
UEM Sunrise BHD	645,500	150,529
UMW Holdings BHD	204,100	207,722
UMW Oil and Gas Corp. BHD (I)	388,200	75,627
Unisem M BHD	289,180	152,187
United Malacca BHD	97,800	130,738
UOA Development BHD	345,400	180,722
VS Industry BHD	255,650	80,287
WCT Holdings BHD	268,487	103,323
Wing Tai Malaysia BHD	74,650	16,273
WTK Holdings BHD	179,600	39,786
YNH Property BHD (I)	232,701	77,879
YTL Corp. BHD	2,495,840	861,562
		20,459,669
Mexico - 4.6%
Alfa SAB de CV, Class A	1,451,398	1,796,599
Alpek SAB de CV	217,999	260,383
Axtel SAB de CV (I)	153,552	26,074
Bio Pappel SAB de CV (I)	16,029	18,712
Cemex SAB de CV, ADR (I)	620,036	4,978,889
Coca-Cola Femsa SAB de CV, ADR	1,422	90,354
Coca-Cola Femsa SAB de CV,
Series L (L)	158,718	1,006,073
Consorcio ARA SAB de CV	412,453	128,533
Corp. Actinver SAB de CV	30,824	18,884
Credito Real SAB de CV	58,412	77,264
Genomma Lab Internacional SAB de CV,
Class B (I)	42,178	43,766
Grupo Aeromexico SAB de CV (I)	93,581	176,015
Grupo Aeroportuario del Pacifico
SAB de CV, ADR	6,902	569,553
Grupo Aeroportuario del Sureste
SAB de CV, ADR	1,086	156,265
Grupo Carso SAB de CV, Series A1	266,273	1,070,890
Grupo Cementos de Chihuahua
SAB de CV	35,500	117,137
Grupo Comercial Chedraui SA de CV	165,367	295,081
Grupo Elektra SAB de CV (L)	18,738	235,174
Grupo Famsa SAB de CV, Class A (I)	134,561	41,284
Grupo Financiero Banorte SAB de CV,
Series O	564,336	2,779,531
Grupo Financiero Inbursa SAB de CV,
Series O (L)	606,201	918,821
Grupo Financiero Interacciones
SA de CV	48,214	188,021
Grupo Financiero Santander Mexico
SAB de CV, Class B (L)	665,005	956,302
Grupo Herdez SAB de CV	85,955	155,576
Grupo Industrial Maseca SAB de CV,
Series B	53,900	62,377
Grupo Industrial Saltillo SAB de CV	99,900	178,213
Grupo KUO SAB de CV, Series B	152,394	257,302
Grupo Mexico SAB de CV, Series B	1,851,088	5,026,508
Grupo Pochteca SAB de CV (I)	11,500	4,482
Grupo Sanborns SAB de CV	169,891	177,516
Grupo Simec SAB de CV, Series B (I)	44,950	215,321
Grupo Sports World SAB de CV (I)	9,300	7,492
Industrias Bachoco SAB de CV, ADR	2,653	130,050
Industrias Bachoco SAB de CV, Series B	64,616	264,328
Industrias CH SAB de CV, Series B (I)	104,024	664,852
Industrias Penoles SAB de CV	33,539	621,752
La Comer SAB de CV (I)	129,609	97,724

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Mexico (continued)
Maxcom Telecomunicaciones SAB de
CV (I)(L)	3,007	$1,071
Mexichem SAB de CV	456,467	1,035,601
Minera Frisco SAB de CV, Series A1 (I)	65,251	49,104
OHL Mexico SAB de CV	442,491	435,241
Organizacion Cultiba SAB de CV	89,403	81,426
Organizacion Soriana SAB de CV,
Series B (I)	959,294	2,081,513
Qualitas Controladora SAB de CV	85,109	120,501
TV Azteca SAB de CV (L)	660,334	103,209
Vitro SAB de CV, Series A	24,384	75,870
		27,796,634
Philippines - 1.5%
Alliance Global Group, Inc.	1,296,300	333,024
Ayala Corp.	4,440	65,186
Bank of the Philippine Islands	29,060	51,896
BDO Unibank, Inc.	674,210	1,519,292
Bloomberry Resorts Corp. (I)	608,000	75,233
Cebu Air, Inc.	73,750	137,896
Century Properties Group, Inc.	1,726,673	19,066
China Banking Corp.	15,336	11,715
Cosco Capital, Inc.	1,004,800	171,716
East West Banking Corp.	176,200	65,691
Emperador, Inc.	150,500	21,186
Empire East Land Holdings, Inc. (I)	997,000	13,867
Energy Development Corp.	347,700	35,982
Filinvest Development Corp.	211,875	35,170
Filinvest Land, Inc.	4,587,500	140,691
First Philippine Holdings Corp.	170,170	232,389
Integrated Micro-Electronics, Inc.	158,000	19,315
JG Summit Holdings, Inc.	870,270	1,182,676
Lopez Holdings Corp.	1,548,300	242,751
LT Group, Inc.	834,700	210,799
Megawide Construction Corp. (I)	191,900	57,091
Megaworld Corp.	4,260,800	305,030
Metropolitan Bank & Trust Company	158,398	231,127
Pepsi-Cola Products Philippines, Inc.	243,000	15,820
Petron Corp.	1,343,400	268,596
Philippine National Bank	271,630	298,190
Philtown Properties, Inc. (I)	3,844	119
Phinma Energy Corp.	1,023,000	43,802
Phoenix Petroleum Philippines, Inc.	146,300	16,577
Premium Leisure Corp.	1,000,000	23,525
RFM Corp.	266,000	27,276
Rizal Commercial Banking Corp.	252,500	170,441
Robinsons Land Corp.	1,092,000	570,939
Robinsons Retail Holdings, Inc.	77,610	115,870
San Miguel Corp.	332,270	616,721
San Miguel Pure Foods Company, Inc.	7,670	35,637
Security Bank Corp.	74,050	282,820
SSI Group, Inc. (I)	476,000	24,356
Top Frontier Investment Holdings,
Inc. (I)	68,134	358,885
Travellers International Hotel Group, Inc.	831,800	54,973
Union Bank of the Philippines	250,960	376,543
Vista Land & Lifescapes, Inc.	4,733,400	470,363
		8,950,242
Poland - 1.4%
Agora SA	24,700	73,895
Alior Bank SA (I)	4,887	63,224
Asseco Poland SA	44,976	579,717
Bank Millennium SA (I)	249,068	308,769

The accompanying notes are an integral part of the financial statements.	30

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Poland (continued)
Bioton SA (I)	45,462	$88,711
ComArch SA (I)	1,558	64,755
Enea SA (I)	115,475	261,894
Firma Oponiarska Debica SA	1,250	28,924
Getin Holding SA (I)	169,278	42,054
Gobarto SA (I)	2,666	4,278
Grupa Azoty SA	14,426	215,943
Grupa Kety SA	3,579	331,476
Grupa Lotos SA (I)	52,666	480,775
Jastrzebska Spolka Weglowa SA (I)	10,210	163,104
KGHM Polska Miedz SA	44,375	975,855
LC Corp. SA	147,244	69,015
mBank SA (I)	1,178	94,309
MCI Capital SA (I)	15,887	34,050
Netia SA	213,373	234,420
Orbis SA	28,371	494,749
PGE Polska Grupa Energetyczna SA	411,973	1,027,531
PKP Cargo SA (I)	8,909	100,014
Polnord SA (I)	19,758	38,281
Polski Koncern Naftowy ORLEN SA	89,781	1,828,471
Powszechna Kasa Oszczednosci Bank
Polski SA (I)	119,472	802,545
Tauron Polska Energia SA (I)	181,576	123,610
Trakcja SA	22,296	75,444
Vistula Group SA (I)	37,313	30,675
		8,636,488
Russia - 2.4%
Gazprom PJSC, ADR	1,423,694	7,182,752
Lukoil PJSC, ADR	116,601	6,531,475
Magnitogorsk Iron & Steel OJSC, GDR	50,053	346,481
RusHydro PJSC, ADR	363,386	527,904
		14,588,612
South Africa - 8.1%
Adcorp Holdings, Ltd.	64,690	65,786
AECI, Ltd.	62,019	457,109
African Bank Investments, Ltd. (I)	690,372	15,583
African Rainbow Minerals, Ltd.	45,281	322,236
Alexander Forbes Group Holdings, Ltd.	224,826	129,990
Allied Electronics Corp., Ltd., A
Shares (I)	12,026	7,608
AngloGold Ashanti, Ltd., ADR (I)	46,854	492,436
ArcelorMittal South Africa, Ltd. (I)	119,476	100,223
Astral Foods, Ltd.	5,222	48,975
Aveng, Ltd. (I)	296,266	171,300
Barclays Africa Group, Ltd.	231,955	2,847,082
Barloworld, Ltd.	137,364	1,174,693
Blue Label Telecoms, Ltd.	253,032	333,447
Caxton & CTP Publishers & Printers, Ltd.	126,395	115,734
Clover Industries, Ltd.	74,809	102,913
Consolidated Infrastructure Group,
Ltd. (I)	36,148	63,208
DataTec, Ltd.	127,604	458,635
DRDGOLD, Ltd.	193,942	102,538
enX Group, Ltd. (I)	28,196	35,723
eXtract Group, Ltd. (I)	216,889	5,527
Exxaro Resources, Ltd.	61,753	398,740
Gold Fields, Ltd., ADR	491,193	1,478,491
Grindrod, Ltd.	114,082	111,328
Group Five, Ltd.	85,698	154,160
Harmony Gold Mining Company,
Ltd., ADR	207,915	459,492
Hudaco Industries, Ltd.	16,112	134,199

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Africa (continued)
Hulamin, Ltd. (I)	112,965	$44,062
Impala Platinum Holdings, Ltd. (I)	198,120	609,565
Imperial Holdings, Ltd.	90,402	1,196,005
Investec, Ltd.	99,608	653,479
KAP Industrial Holdings, Ltd.	544,560	295,757
Kumba Iron Ore, Ltd. (I)(L)	26,874	309,138
Lewis Group, Ltd. (L)	50,904	155,834
Liberty Holdings, Ltd.	70,010	561,910
Merafe Resources, Ltd.	1,207,366	145,070
Metair Investments, Ltd.	57,413	91,678
MMI Holdings, Ltd.	639,838	1,092,697
Mondi, Ltd.	44,405	903,637
Mpact, Ltd.	118,871	243,405
MTN Group, Ltd.	864,937	7,921,703
Murray & Roberts Holdings, Ltd.	221,422	185,852
Nampak, Ltd.	261,730	352,170
Nedbank Group, Ltd.	78,791	1,363,776
Northam Platinum, Ltd. (I)	50,117	147,936
Omnia Holdings, Ltd.	42,258	567,822
Peregrine Holdings, Ltd.	96,580	211,830
Pinnacle Holdings, Ltd.	94,723	125,873
PSG Group, Ltd.	361	5,721
Raubex Group, Ltd.	77,675	139,219
RCL Foods, Ltd.	30,337	28,097
Reunert, Ltd.	44,231	218,839
Royal Bafokeng Platinum, Ltd. (I)	21,650	56,061
Sappi, Ltd. (I)	72,752	474,603
Sappi, Ltd., ADR (I)	156,861	1,043,126
Sasol, Ltd.	181,295	5,203,043
Sasol, Ltd., ADR	64,848	1,854,004
Sibanye Gold, Ltd., ADR	36,363	256,723
Standard Bank Group, Ltd.	653,277	7,193,348
Stefanutti Stocks Holdings, Ltd. (I)	60,065	19,924
Steinhoff International Holdings NV	660,819	3,425,249
Super Group, Ltd. (I)	214,342	603,518
Telkom SA SOC, Ltd.	182,369	977,779
Telkom SA SOC, Ltd., ADR	3,000	64,200
Tiger Wheels, Ltd. (I)	32,678	0
Tongaat Hulett, Ltd.	65,878	626,161
Trencor, Ltd.	100,698	208,765
Wilson Bayly Holmes-Ovcon, Ltd.	10,991	123,236
		49,487,971
South Korea - 15.7%
AJ Rent A Car Company, Ltd. (I)	5,743	39,658
Asia Cement Company, Ltd. (I)	571	34,359
ASIA Holdings Company, Ltd. (I)	670	57,043
Asia Paper Manufacturing Company,
Ltd. (I)	1,600	24,207
Asiana Airlines, Inc. (I)	29,698	103,460
AUK Corp. (I)	490	940
Avaco Company, Ltd.	3,738	20,385
BNK Financial Group, Inc. (I)	161,874	1,161,201
Busan City Gas Company, Ltd. (I)	236	6,966
BYC Company, Ltd. (I)	137	44,962
CammSys Corp. (I)	15,682	38,224
Chinyang Holdings Corp.	12,900	35,715
Chosun Refractories Company, Ltd. (I)	1,052	74,667
CJ Hellovision Company, Ltd. (I)	17,319	134,257
CJ O Shopping Company, Ltd. (I)	308	41,418
CKD Bio Corp. (I)	1,854	36,066
Dae Dong Industrial Company, Ltd. (I)	5,828	34,474
Dae Han Flour Mills Company, Ltd. (I)	510	75,967
Dae Young Packaging Company, Ltd. (I)	24,545	19,072

The accompanying notes are an integral part of the financial statements.	31

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Daeduck Electronics Company (I)	19,359	$130,726
Daeduck GDS Company, Ltd. (I)	10,322	110,021
Daegu Department Store	1,862	21,433
Daehan Steel Company, Ltd. (I)	9,250	72,632
Daekyo Company, Ltd.	6,211	41,810
Daelim Industrial Company, Ltd. (I)	8,761	630,627
Daesang Holdings Company, Ltd. (I)	8,988	76,464
Daewon San Up Company, Ltd. (I)	4,851	36,998
Daewoo Engineering & Construction
Company, Ltd. (I)	46,241	194,257
Daewoo Shipbuilding & Marine
Engineering Company, Ltd. (I)	20,438	75,809
Dahaam E-Tec Company, Ltd. (I)	2,630	39,195
Daishin Securities Company, Ltd. (I)	23,056	198,201
Daou Technology, Inc. (I)	1,369	20,334
DGB Financial Group, Inc. (I)	71,379	576,761
Display Tech Company, Ltd. (I)	1,170	4,086
DK UIL Company, Ltd. (I)	960	8,255
Dong Ah Tire & Rubber Company,
Ltd. (I)	6,260	129,121
Dong-Il Corp. (I)	724	35,881
Dongbang Transport Logistics Company,
Ltd. (I)	7,517	12,709
DONGBU Company, Ltd. (I)	29,805	18,104
Dongbu Securities Company, Ltd. (I)	20,526	54,934
Dongil Industries Company, Ltd. (I)	859	59,250
Dongkuk Industries Company, Ltd. (I)	14,391	54,267
Dongkuk Steel Mill Company, Ltd. (I)	30,148	274,962
DONGSUNG Corp. (I)	834	4,276
Dongwon Development Company,
Ltd. (I)	20,645	72,659
Dongyang E&P, Inc. (I)	2,026	21,962
Doosan Corp.	4,123	357,532
Doosan Heavy Industries and
Construction Company, Ltd. (I)	14,448	324,591
Doosan Infracore Company, Ltd. (I)	71,207	517,473
DRB Holding Company, Ltd.	5,819	59,363
DY Corp. (I)	7,611	44,603
e-LITECOM Company, Ltd. (I)	2,998	23,559
E-MART, Inc. (I)	9,723	1,472,323
Eagon Industrial, Ltd. (I)	2,280	21,366
Elentec Company, Ltd. (I)	3,837	18,523
EM-Tech Company, Ltd. (I)	2,211	18,738
Eugene Corp. (I)	23,025	97,135
Eugene Investment & Securities
Company, Ltd. (I)	34,528	69,485
Eusu Holdings Company, Ltd. (I)	6,851	32,329
Gaon Cable Company, Ltd. (I)	1,692	31,080
GS Engineering & Construction Corp. (I)	15,128	330,771
GS Global Corp. (I)	18,463	47,213
GS Holdings Corp. (I)	27,476	1,229,038
Gwangju Shinsegae Company, Ltd. (I)	425	87,357
Halla Corp. (I)	14,352	50,700
Halla Holdings Corp. (I)	5,029	252,285
Han Kuk Carbon Company, Ltd. (I)	16,408	82,138
Hana Financial Group, Inc.	81,586	2,105,740
Hana Micron, Inc. (I)	7,137	31,316
Hanil Cement Company, Ltd. (I)	2,104	132,456
Hanjin Heavy Industries & Construction
Company, Ltd. (I)	40,400	112,229
Hanjin Heavy Industries & Construction
Holdings Company, Ltd. (I)	3,239	13,475
Hanjin Kal Corp. (I)	23,564	298,234
Hanjin Transportation Company, Ltd. (I)	4,666	111,162

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Hankuk Paper Manufacturing Company,
Ltd. (I)	2,119	$53,990
Hanshin Construction Company, Ltd. (I)	2,652	34,913
Hansol Holdings Company, Ltd. (I)	20,990	116,355
Hansol HomeDeco Company, Ltd. (I)	32,560	43,590
Hansol Paper Company, Ltd. (I)	1,557	25,388
Hanwha Chemical Corp. (I)	71,364	1,454,759
Hanwha Corp. (I)	24,645	714,025
Hanwha General Insurance Company,
Ltd. (I)	23,581	141,060
Hanwha Investment & Securities
Company, Ltd. (I)	38,384	66,070
Hanwha Life Insurance Company,
Ltd. (I)	150,736	814,357
Hanyang Securities Company, Ltd. (I)	8,289	49,723
Heung-A Shipping Company, Ltd. (I)(L)	65,163	71,670
Heungkuk Fire & Marine Insurance
Company, Ltd. (I)	2,960	9,080
Hitejinro Holdings Company, Ltd. (I)	6,006	61,859
HMC Investment Securities Company,
Ltd. (I)	9,365	73,546
HS R&A Company, Ltd. (I)	1,574	43,623
Humax Company, Ltd. (I)	9,573	108,908
Huvis Corp. (I)	7,469	50,723
Hwa Shin Company, Ltd. (I)	8,422	45,016
Hwacheon Machine Tool Company,
Ltd. (I)	269	11,223
Hwangkum Steel & Technology
Company, Ltd. (I)	1,314	9,588
HwaSung Industrial Company, Ltd.	4,800	53,590
Hy-Lok Corp. (I)	1,679	29,286
Hyundai BNG Steel Company, Ltd. (I)	5,400	55,264
Hyundai Corp. (I)	3,928	71,092
Hyundai Department Store Company,
Ltd. (I)	9,495	857,163
Hyundai Engineering & Construction
Company, Ltd. (I)	48,847	1,727,978
Hyundai Greenfood Company, Ltd. (I)	3,990	50,795
Hyundai Heavy Industries Company,
Ltd. (I)	17,470	2,098,364
Hyundai Home Shopping Network
Corp. (I)	2,916	269,248
Hyundai Hy Communications &
Networks Company, Ltd. (I)	20,470	70,040
Hyundai Mobis Company, Ltd. (I)	1,653	360,888
Hyundai Motor Company	68,116	8,217,346
Hyundai Rotem Company, Ltd. (I)	1,803	27,042
Hyundai Steel Company (I)	39,817	1,874,077
Hyundai Wia Corp. (I)	11,202	676,162
Iljin Electric Company, Ltd. (I)	8,990	37,048
Ilshin Spinning Company, Ltd. (I)	712	72,853
Ilsung Pharmaceutical Company, Ltd. (I)	353	35,921
Industrial Bank of Korea (I)	125,628	1,318,487
Interflex Company, Ltd. (I)	276	5,871
Interpark Holdings Corp. (I)	28,651	119,164
Inzi Controls Company, Ltd. (I)	2,171	9,232
ISU Chemical Company, Ltd. (I)	3,490	47,028
IsuPetasys Company, Ltd. (I)	9,598	33,608
Jahwa Electronics Company, Ltd. (I)	1,405	19,792
JB Financial Group Company, Ltd. (I)	54,482	260,357
Jeil Savings Bank (I)	1,820	0
Kangnam Jevisco Company, Ltd. (I)	1,330	39,765
KB Capital Company, Ltd. (I)	6,050	133,882
KB Financial Group, Inc. (I)	21,108	745,946

The accompanying notes are an integral part of the financial statements.	32

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
KB Financial Group, Inc., ADR	119,209	$4,206,886
KB Insurance Company, Ltd. (I)	25,221	545,571
KCC Corp.	362	107,585
KEC Corp. (I)	19,093	15,788
Keyang Electric Machinery Company,
Ltd. (I)	355	1,478
KG Chemical Corp. (I)	4,747	57,924
KG Eco Technology Service
Company, Ltd.	7,080	21,337
KH Vatec Company, Ltd. (I)	8,619	96,574
Kia Motors Corp. (I)	132,363	4,296,060
KISCO Corp. (I)	2,680	82,108
KISCO Holdings Company, Ltd. (I)	778	39,358
KISWIRE, Ltd. (I)	3,742	124,182
KleanNara Company, Ltd. (I)	4,525	21,408
KMH Company, Ltd. (I)	7,293	51,372
Kolon Corp. (I)	1,320	63,928
Kolon Global Corp.	2,757	25,557
Kolon Industries, Inc. (I)	10,254	627,176
Korea Cast Iron Pipe Industries
Company, Ltd.	1,146	9,409
Korea Circuit Company, Ltd. (I)	9,032	84,607
Korea Electric Terminal Company, Ltd.	639	41,672
Korea Flange Company, Ltd. (I)	2,370	26,652
Korea Investment Holdings
Company, Ltd. (I)	13,399	464,341
Korea Line Corp. (I)	8,625	122,665
Korean Air Lines Company, Ltd. (I)	2,884	65,081
Korean Reinsurance Company, Ltd. (I)	43,390	409,265
Kortek Corp. (I)	5,352	61,706
KPX Chemical Company, Ltd.	933	45,864
KSS LINE, Ltd. (I)	5,342	35,735
KTB Investment & Securities Company,
Ltd. (I)	21,545	52,049
KTCS Corp. (I)	21,201	43,511
Kukdo Chemical Company, Ltd. (I)	1,414	64,268
Kumho Electric Company, Ltd. (I)	1,234	9,682
Kumkang Kind Company, Ltd. (I)	1,497	48,343
Kwangju Bank (I)	16,303	145,624
Kyeryong Construction
Industrial Company, Ltd. (I)	2,811	32,754
Kyobo Securities Company (I)	12,618	91,834
Kyungbang, Ltd. (I)	5,320	67,375
Kyungchang Industrial Company, Ltd. (I)	2,778	12,565
LF Corp. (I)	11,362	202,608
LG Corp. (I)	57,138	2,836,797
LG Display Company, Ltd., ADR	256,338	3,293,943
LG Electronics, Inc. (I)(L)	56,809	2,425,313
LG Hausys, Ltd. (I)	3,823	302,524
LG International Corp. (I)	13,222	319,909
LG Uplus Corp. (I)	29,596	280,508
Lotte Chilsung Beverage Company,
Ltd. (I)	227	274,565
Lotte Confectionery Company, Ltd. (I)	1,148	169,594
LOTTE Fine Chemical Company,
Ltd. (I)	10,671	270,928
Lotte Food Company, Ltd. (I)	153	82,185
LOTTE Himart Company, Ltd. (I)	6,341	221,432
Lotte Non-Life Insurance Company,
Ltd. (I)	30,709	61,215
Lotte Shopping Company, Ltd. (I)	5,362	983,448
LS Corp. (I)	11,213	550,071
Lumens Company, Ltd. (I)	25,793	81,759
MegaStudy Company, Ltd. (I)	825	22,958

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Mi Chang Oil Industrial Company,
Ltd. (I)	743	$58,131
Mirae Asset Daewoo Company, Ltd. (I)	12,383	74,085
Mirae Asset Life Insurance Company,
Ltd. (I)	46,502	198,103
Mirae Asset Securities Company, Ltd. (I)	28,249	502,227
MK Electron Company, Ltd. (I)	7,860	60,791
MNTech Company, Ltd. (I)	3,764	21,755
Moorim P&P Company, Ltd. (I)	16,648	55,782
Moorim Paper Company, Ltd. (I)	13,820	30,294
Namyang Dairy Products Company,
Ltd. (I)	211	128,279
Neowiz Games Corp. (I)	7,188	67,437
Nexen Corp. (I)	9,530	63,679
NH Investment & Securities Company,
Ltd. (I)	43,417	345,933
NHN Entertainment Corp. (I)(L)	2,841	118,203
Nong Shim Holdings Company, Ltd. (I)	962	95,992
NongShim Company, Ltd. (I)	513	141,196
NOROO Paint & Coatings Company,
Ltd. (I)	3,102	21,928
OCI Company, Ltd. (I)(L)	7,284	473,588
Opto Device Technology Company,
Ltd. (I)	2,641	18,429
Pan Ocean Company, Ltd. (I)	118,552	389,707
PaperCorea, Inc. (I)	92,355	40,934
Poonglim Industrial Company, Ltd. (I)	189	75
Poongsan Corp. (I)	12,154	406,694
Poongsan Holdings Corp. (I)	1,404	56,298
POSCO	14,796	3,141,409
POSCO Coated & Color Steel Company,
Ltd. (I)	1,656	40,648
Posco Daewoo Corp. (I)	11,247	251,060
POSCO, ADR	41,892	2,201,425
Power Logics Company, Ltd. (I)	13,310	43,037
Pyeong Hwa Automotive Company,
Ltd. (I)	4,945	48,866
RFTech Company, Ltd. (I)	5,220	21,736
S&T Dynamics Company, Ltd. (I)	12,563	96,722
S&T Holdings Company, Ltd. (I)	4,696	61,671
S&T Motiv Company, Ltd. (I)	5,552	224,586
Sajo Industries Company, Ltd. (I)	565	29,860
Sam Young Electronics Company,
Ltd. (I)	4,313	43,308
SAMHWA Paints Industrial Company,
Ltd. (I)	2,462	20,172
Samjin LND Company, Ltd. (I)	9,393	21,901
Sammok S-Form Company, Ltd. (I)	3,036	35,066
Samsung Card Company, Ltd. (I)	10,778	354,372
Samsung Electro-Mechanics Company,
Ltd. (I)(L)	36,430	1,529,287
Samsung Heavy Industries Company,
Ltd. (I)	108,079	825,313
Samsung Life Insurance Company,
Ltd. (I)	17,750	1,652,088
Samsung SDI Company, Ltd. (I)	866	77,960
Samsung Securities Company, Ltd. (I)(L)	15,494	405,862
Samyang Corp. (I)	1,275	110,717
Samyang Holdings Corp. (I)	2,059	203,426
Samyang Tongsang Company, Ltd. (I)	893	39,322
Sangsin Brake	3,243	18,212
SAVEZONE I&C Corp. (I)	6,270	27,263
SBS Media Holdings Company, Ltd. (I)	23,148	51,211
SeAH Besteel Corp. (I)	7,041	148,800

The accompanying notes are an integral part of the financial statements.	33

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
SeAH Holdings Corp. (I)	571	$61,035
SeAH Steel Corp. (I)	1,700	130,279
Sebang Company, Ltd. (I)	5,267	66,036
Sebang Global Battery Company, Ltd. (I)	3,884	120,226
Sejong Industrial Company, Ltd. (I)	6,392	50,097
Seoyon Company, Ltd. (I)	7,014	62,062
Sewon Precision Industry Company, Ltd.	547	7,983
SG&G Corp. (I)	5,393	16,361
Shinhan Financial Group Company,
Ltd., ADR	180,228	6,783,782
Shinsegae Information & Communication
Company, Ltd. (I)	621	37,631
Shinsegae, Inc. (I)	2,933	427,085
Shinsung Tongsang Company, Ltd. (I)	24,560	25,296
Shinwon Corp. (I)	10,643	14,031
Shinyoung Securities Company, Ltd.	1,830	75,727
Signetics Corp. (I)	24,925	32,149
Silla Company, Ltd. (I)	1,581	18,914
SIMPAC, Inc. (I)	4,415	17,306
Sindoh Company, Ltd. (I)	2,307	104,837
SK Chemicals Company, Ltd. (I)	10,568	585,553
SK Gas, Ltd. (I)	2,581	276,495
SK Holdings Company, Ltd. (I)	2,912	552,789
SK Hynix, Inc. (I)	21,346	785,449
SK Innovation Company, Ltd. (I)	30,249	3,660,676
SK Networks Company, Ltd. (I)	63,590	363,903
SKC Company, Ltd. (I)	14,423	393,475
SL Corp. (I)	8,569	152,613
Ssangyong Cement Industrial Company,
Ltd. (I)	14,693	179,810
Sunchang Corp. (I)	2,607	22,634
Sung Kwang Bend Company, Ltd. (I)	7,945	58,164
Sungchang Enterprise Holdings, Ltd. (I)	9,150	24,042
Sungshin Cement Company, Ltd. (I)	9,269	53,544
Sungwoo Hitech Company, Ltd. (I)	19,817	126,129
Taekwang Industrial Company, Ltd. (I)	287	224,938
Taewoong Company, Ltd. (I)	5,167	95,777
Taeyoung Engineering & Construction
Company, Ltd. (I)	26,384	118,375
Tailim Packaging Company, Ltd. (I)	9,651	25,202
TBH Global Company, Ltd. (I)	4,918	35,390
The LEADCORP, Inc.	9,683	52,777
TK Chemical Corp. (I)	21,204	33,648
TK Corp.	8,542	58,591
Tong Yang Moolsan Company, Ltd. (I)	15,100	47,130
Tongyang Cement & Energy Corp. (I)	14,943	38,554
Tongyang Life Insurance Company,
Ltd. (I)	24,521	257,236
Top Engineering Company, Ltd.	5,334	30,497
Tovis Company, Ltd.	8,841	61,891
TS Corp. (I)	2,807	55,744
Ubiquoss, Inc. (I)	2,215	19,859
Uju Electronics Company, Ltd. (I)	3,028	42,170
Unid Company, Ltd. (I)	2,769	102,554
Visang Education, Inc. (I)	1,644	21,648
Woongjin Company, Ltd. (I)	25,720	60,064
Woori Bank (I)	189,537	1,997,493
Woori Bank, ADR	83	2,656
Y G-1 Company, Ltd. (I)	5,659	42,537
YESCO Company, Ltd. (I)	1,950	59,859
Yoosung Enterprise Company, Ltd. (I)	6,386	23,430
YooSung T&S Company, Ltd. (I)	6,997	33,349
Youlchon Chemical Company, Ltd. (I)	6,065	70,508
Young Poong Corp. (I)	143	126,240

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Youngone Corp. (I)(L)	13,829	$350,485
Youngone Holdings Company, Ltd. (I)	1,499	73,829
Yuanta Securities Korea Company,
Ltd. (I)	12,273	31,778
Zeus Company, Ltd. (I)	2,998	33,716
		95,555,673
Taiwan - 16.1%
Ability Enterprise Company, Ltd.	104,979	54,662
AcBel Polytech, Inc. (I)	82,000	61,002
Acer, Inc. (I)	767,452	310,084
ACES Electronic Company, Ltd.	29,000	22,049
Achem Technology Corp.	128,173	43,970
Advanced International Multitech
Company, Ltd.	11,000	8,538
AGV Products Corp. (I)	244,716	56,245
ALI Corp. (I)	19,000	9,330
Alpha Networks, Inc.	178,500	107,922
Altek Corp.	135,104	92,472
AmTRAN Technology Company, Ltd.	241,185	164,858
APCB, Inc. (I)	92,000	77,806
Apex International Company, Ltd.	17,000	15,920
Apex Science & Engineering	43,472	10,975
Ardentec Corp.	131,003	96,619
Asia Cement Corp.	791,805	644,069
Asia Optical Company, Inc. (I)	159,000	149,635
Asia Pacific Telecom Company, Ltd. (I)	442,000	141,790
Asia Polymer Corp.	100,031	58,929
Asia Vital Components Company, Ltd.	148,328	115,104
Asustek Computer, Inc.	223,000	1,825,782
AU Optronics Corp., ADR	570,223	2,018,589
Audix Corp.	52,960	58,251
Avermedia Technologies, Inc. (I)	62,000	20,557
Avision, Inc. (I)	98,751	20,071
Bank of Kaohsiung Company, Ltd.	258,833	72,544
BenQ Materials Corp.	25,000	11,561
BES Engineering Corp.	720,700	138,522
Biostar Microtech International Corp. (I)	67,000	17,261
Bright Led Electronics Corp.	55,000	21,384
Cameo Communications, Inc. (I)	91,944	17,374
Capital Securities Corp.	1,013,069	304,158
Career Technology MFG. Company, Ltd.	95,000	52,641
Carnival Industrial Corp. (I)	131,000	20,812
Casetek Holdings, Ltd.	51,000	134,973
Cathay Financial Holding Company, Ltd.	1,809,000	2,689,290
Cathay Real Estate Development
Company, Ltd. (I)	344,400	194,237
Central Reinsurance Company, Ltd.	60,290	27,791
ChainQui Construction Development
Company, Ltd.	54,000	30,617
Champion Building Materials Company,
Ltd. (I)	120,132	26,192
Chang Hwa Commercial Bank, Ltd.	2,448,244	1,299,474
Charoen Pokphand Enterprise	113,785	158,272
CHC Healthcare Group	11,000	14,920
Cheng Loong Corp.	534,320	214,424
Cheng Uei Precision Industry
Company, Ltd.	287,629	325,926
Chia Chang Company, Ltd.	33,000	27,161
Chia Hsin Cement Corp.	220,773	59,748
Chien Kuo Construction Company, Ltd.	72,000	19,408
Chimei Materials Technology Corp.	122,000	51,699
Chin-Poon Industrial Company, Ltd.	194,571	365,080
China Airlines, Ltd.	1,492,910	429,909

The accompanying notes are an integral part of the financial statements.	34

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
China Bills Finance Corp.	328,000	$132,161
China Chemical & Pharmaceutical
Company, Ltd.	163,000	92,005
China Development Financial
Holding Corp.	4,123,208	1,026,448
China Electric Manufacturing Corp. (I)	93,000	21,439
China General Plastics Corp.	236,321	174,527
China Life Insurance Company, Ltd.	1,413,308	1,397,402
China Man-Made Fiber Corp.	667,800	176,400
China Metal Products Company, Ltd.	138,513	136,752
China Motor Corp.	160,125	130,073
China Petrochemical Development
Corp. (I)	232,550	71,060
China Steel Corp.	3,904,180	2,967,754
China Steel Structure Company, Ltd.	50,000	33,064
China Synthetic Rubber Corp.	162,291	143,150
China Wire & Cable Company, Ltd. (I)	51,380	36,323
Chinese Maritime Transport, Ltd.	22,330	18,336
Chipbond Technology Corp.	286,000	406,969
ChipMOS Technologies, Inc.	39,000	28,050
Chong Hong Construction Company, Ltd.	15,000	29,599
Chun Yu Works & Company, Ltd.	97,000	40,096
Chun Yuan Steel	275,874	99,611
Chung Hsin Electric & Machinery
Manufacturing Corp.	233,500	140,088
Chung Hung Steel Corp. (I)	235,625	69,213
Chung Hwa Pulp Corp.	345,977	98,798
Chunghwa Picture Tubes, Ltd. (I)	2,046,429	80,492
Clevo Company	198,000	170,489
CMC Magnetics Corp. (I)	1,065,443	114,937
CoAsia Microelectronics Corp.	46,764	19,971
Collins Company, Ltd.	26,626	8,695
Compal Electronics, Inc.	2,057,000	1,174,972
Compeq Manufacturing Company	462,000	222,053
Continental Holdings Corp.	226,050	73,319
Coretronic Corp.	287,000	300,838
Coxon Precise Industrial Company, Ltd.	59,000	60,598
CSBC Corp. Taiwan	147,100	62,890
CTBC Financial Holding Company, Ltd.	6,859,348	3,741,832
CviLux Corp.	24,960	21,170
CyberTAN Technology, Inc.	5,000	2,978
D-Link Corp. (I)	417,511	138,824
DA CIN Construction Company, Ltd.	62,000	37,376
Danen Technology Corp. (I)	94,000	20,934
Darfon Electronics Corp.	122,850	81,313
Darwin Precisions Corp.	234,099	92,394
Delpha Construction Company, Ltd.	30,261	12,672
Depo Auto Parts Industrial
Company, Ltd.	7,000	18,591
Dynamic Electronics Company, Ltd. (I)	159,762	43,353
Dynapack International Technology Corp.	29,000	33,326
E Ink Holdings, Inc.	304,000	216,796
E.Sun Financial Holding Company, Ltd.	3,701,148	2,100,577
Eastern Media International Corp. (I)	241,608	53,516
Edimax Technology Company, Ltd.	53,404	17,362
Edison Opto Corp. (I)	62,000	25,521
Edom Technology Company, Ltd.	44,000	22,612
Elite Material Company	49,000	136,243
Elite Semiconductor Memory
Technology, Inc.	39,000	40,062
Elitegroup Computer Systems
Company, Ltd.	134,104	64,601
Emerging Display Technologies Corp.	32,000	9,704
ENG Electric Company, Ltd.	50,710	27,185

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
EnTie Commercial Bank Company, Ltd.	106,000	$47,748
Epistar Corp. (I)	257,312	183,657
Eva Airways Corp.	933,986	420,776
Everest Textile Company, Ltd.	180,000	94,752
Evergreen International Storage &
Transport Corp.	311,600	123,525
Evergreen Marine Corp Taiwan, Ltd. (I)	576,063	197,922
Everlight Chemical Industrial Corp.	68,250	42,664
Everlight Electronics Company, Ltd.	125,000	178,414
Excelsior Medical Company, Ltd.	46,695	65,334
Far Eastern Department Stores
Company, Ltd.	452,720	224,253
Far Eastern International Bank	1,336,164	376,743
Far Eastern New Century Corp.	1,565,249	1,172,190
Farglory F T Z Investment Holding
Company, Ltd. (I)	45,000	20,055
Farglory Land Development
Company, Ltd.	145,530	166,433
Federal Corp.	241,847	97,147
First Copper Technology Company,
Ltd. (I)	81,000	18,398
First Financial Holding Company, Ltd.	4,059,633	2,161,362
First Insurance Company, Ltd. (I)	104,475	42,785
First Steamship Company, Ltd. (I)	249,104	54,180
Formosa Advanced Technologies
Company, Ltd.	24,000	17,486
Formosa Taffeta Company, Ltd.	187,000	170,633
Formosan Rubber Group, Inc.	244,800	121,360
Formosan Union Chemical	187,940	98,634
Fortune Electric Company, Ltd.	35,000	19,392
Founding Construction & Development
Company, Ltd.	109,566	54,131
Foxconn Technology Company, Ltd.	518,626	1,364,522
Foxlink Image Technology
Company, Ltd.	67,000	33,843
Froch Enterprise Company, Ltd. (I)	43,060	13,854
FSP Technology, Inc.	41,227	30,300
Fubon Financial Holding Company, Ltd.	3,505,417	5,525,756
Fullerton Technology Company, Ltd.	66,460	49,151
Fulltech Fiber Glass Corp.	149,616	61,555
Fwusow Industry Company, Ltd.	55,441	27,410
G Shank Enterprise Company, Ltd.	40,535	32,353
Gallant Precision Machining
Company, Ltd.	66,000	42,813
Gemtek Technology Corp.	165,697	120,842
Genesis Photonics, Inc. (I)	63,240	5,127
Genius Electronic Optical Company,
Ltd. (I)	16,000	55,366
Getac Technology Corp.	179,000	210,288
Giantplus Technology Company, Ltd.	30,000	14,727
Gigabyte Technology Company, Ltd.	250,000	332,978
Gigastorage Corp. (I)	72,000	54,549
Gintech Energy Corp. (I)	174,318	103,992
Global Brands Manufacture, Ltd. (I)	171,806	66,321
Global Lighting Technologies, Inc.	23,000	49,350
Globe Union Industrial Corp.	96,750	48,541
Gloria Material Technology Corp.	294,684	171,309
Gold Circuit Electronics, Ltd. (I)	301,204	96,703
Goldsun Building Materials
Company, Ltd.	726,714	149,653
Grand Ocean Retail Group, Ltd.	18,000	12,035
Grand Pacific Petrochemical Corp.	371,000	240,796
Great Wall Enterprise Company, Ltd.	175,400	157,954
Green Energy Technology, Inc. (I)	147,194	72,974

The accompanying notes are an integral part of the financial statements.	35

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
GTM Holdings Corp. (I)	78,000	$39,960
Hannstar Board Corp.	128,759	70,200
HannStar Display Corp. (I)	43,842	10,620
HannsTouch Solution, Inc. (I)	226,000	59,059
Harvatek Corp. (I)	132,836	44,570
Hey Song Corp.	162,000	162,385
Hiroca Holdings, Ltd.	8,000	23,207
Ho Tung Chemical Corp. (I)	408,115	104,815
Hocheng Corp.	150,500	43,874
Holy Stone Enterprise Company, Ltd.	118,300	117,825
Hon Hai Precision Industry
Company, Ltd.	2,477,310	6,443,702
Hong TAI Electric Industrial	72,000	19,742
Hong YI Fiber Industry Company	37,000	23,434
Horizon Securities Company, Ltd. (I)	156,000	31,305
Hsin Kuang Steel Company, Ltd. (I)	116,085	77,516
Hsing TA Cement Company, Ltd.	67,100	20,824
HTC Corp. (I)	174,000	424,056
HUA ENG Wire & Cable Company,
Ltd. (I)	90,000	23,225
Hua Nan Financial Holdings
Company, Ltd.	3,155,140	1,586,370
Huaku Development Company, Ltd.	86,000	161,338
Huang Hsiang Construction Company	35,000	43,210
Hung Ching Development & Construction
Company, Ltd.	31,000	18,395
Hung Poo Real Estate Development Corp.	123,000	98,127
Hung Sheng Construction Company, Ltd.	248,200	143,843
Hwa Fong Rubber Company, Ltd.	59,160	19,869
I-Chiun Precision Industry Company,
Ltd. (I)	98,000	27,103
Ichia Technologies, Inc. (I)	184,180	90,504
Infortrend Technology, Inc.	118,000	58,867
Innolux Corp.	3,839,561	1,374,543
Inventec Corp.	123,000	83,907
Jess-Link Products Company, Ltd.	57,000	49,876
Jih Sun Financial Holdings
Company, Ltd.	737,946	157,869
K Laser Technology, Inc.	55,214	31,776
KEE TAI Properties Company, Ltd.	129,000	38,844
Kenmec Mechanical Engineering
Company, Ltd.	44,000	14,472
Kindom Construction Company, Ltd.	117,000	70,680
King Yuan Electronics Company, Ltd. (I)	528,796	412,116
King’s Town Bank Company, Ltd.	487,000	423,516
King’s Town Construction Company,
Ltd. (I)	15,300	10,224
Kinko Optical Company, Ltd. (I)	36,000	22,832
Kinpo Electronics, Inc.	689,269	254,118
Kinsus Interconnect Technology Corp.	88,000	193,440
KS Terminals, Inc.	37,000	43,213
Kuo Toong International Company, Ltd.	80,897	44,658
Kuoyang Construction Company, Ltd.	69,335	25,759
Kwong Fong Industries	79,198	62,413
KYE Systems Corp.	99,651	27,807
L&K Engineering Company, Ltd.	74,000	85,718
LAN FA Textile (I)	34,863	9,135
LCY Chemical Corp.	29,000	39,929
Leader Electronics, Inc.	51,000	16,925
Lealea Enterprise Company, Ltd.	397,124	101,407
Leofoo Development Company, Ltd.	129,370	32,677
LES Enphants Company, Ltd. (I)	64,000	22,267
Lextar Electronics Corp.	78,000	31,853
Li Peng Enterprise Company, Ltd. (I)	287,030	72,129

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Lien Hwa Industrial Corp.	361,773	$246,948
Lingsen Precision Industries, Ltd. (I)	206,481	75,562
Lite-On Semiconductor Corp.	139,693	102,120
Lite-On Technology Corp.	1,072,841	1,613,393
Long Chen Paper Company, Ltd.	349,832	176,962
Longwell Company	23,000	20,399
Lotes Company, Ltd.	32,000	94,159
Lucky Cement Corp.	141,000	39,856
Macronix International (I)	1,922,001	275,760
Marketech International Corp.	82,000	71,618
Masterlink Securities Corp.	689,128	191,919
Mega Financial Holding Company, Ltd.	4,507,472	3,205,498
Meiloon Industrial Company, Ltd.	44,000	23,131
Mercuries & Associates, Ltd.	58,800	41,546
Mercuries Life Insurance Company,
Ltd. (I)	298,638	156,933
Merry Electronics Company, Ltd.	8,000	29,861
Mitac Holdings Corp.	369,109	352,646
Motech Industries, Inc. (I)	186,000	162,120
MPI Corp.	9,000	23,980
Nan Ya Printed Circuit Board Corp.	87,000	66,377
Nantex Industry Company, Ltd.	36,432	24,639
Neo Solar Power Corp. (I)	368,000	171,884
Nien Hsing Textile Company, Ltd.	158,000	118,643
Nishoku Technology, Inc.	6,000	13,092
OptoTech Corp.	305,000	131,864
Orient Semiconductor Electronics,
Ltd. (I)	74,000	25,931
Oriental Union Chemical Corp.	65,000	46,409
Pacific Construction Company, Ltd.	89,289	31,470
Pan Jit International, Inc.	185,000	94,313
Pan-International Industrial Corp.	32,481	24,771
Paragon Technologies Company, Ltd. (I)	28,904	19,527
Pegatron Corp.	805,660	1,916,690
Phihong Technology Company, Ltd. (I)	152,000	61,712
Pou Chen Corp.	161,348	200,501
Powertech Technology, Inc.	197,000	528,649
President Securities Corp.	501,459	183,417
Prime Electronics & Satellitics, Inc. (I)	50,000	15,475
Prince Housing & Development Corp.	480,555	156,568
Prodisc Technology, Inc. (I)	762,000	0
Promise Technology, Inc.	44,000	21,385
Qisda Corp.	817,280	380,634
Qualipoly Chemical Corp.	22,332	23,344
Quanta Storage, Inc.	82,000	75,652
Quintain Steel Company, Ltd. (I)	113,111	29,843
Radiant Opto-Electronics Corp.	185,000	319,964
Radium Life Tech Company, Ltd. (I)	414,335	120,408
Ralec Electronic Corp.	30,335	44,257
Rexon Industrial Corp., Ltd.	63,456	29,595
Rich Development Company, Ltd.	191,000	47,362
Ritek Corp. (I)	1,114,353	176,200
Ruentex Development Company, Ltd. (I)	35,949	40,871
Sampo Corp.	179,338	101,791
San Far Property, Ltd.	55,000	17,970
Sanyang Motor Company, Ltd.	208,000	133,506
SDI Corp.	24,000	30,738
Sesoda Corp.	59,850	49,333
ShenMao Technology, Inc.	13,000	12,840
Shih Wei Navigation Company, Ltd. (I)	56,740	15,503
Shihlin Electric & Engineering Corp.	31,000	38,976
Shin Kong Financial Holding Company,
Ltd. (I)	4,168,170	1,018,100
Shin Zu Shing Company, Ltd.	51,000	130,244

The accompanying notes are an integral part of the financial statements.	36

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Shining Building Business Company,
Ltd. (I)	49,500	$15,923
Shinkong Insurance Company, Ltd.	142,000	115,978
Shinkong Synthetic Fibers Corp.	707,239	198,200
Shuttle, Inc. (I)	112,000	28,060
Sigurd Microelectronics Corp.	242,293	174,694
Silicon Integrated Systems Corp. (I)	253,770	51,033
Simplo Technology Company, Ltd.	31,000	89,154
Sincere Navigation Corp.	157,000	95,038
Sino-American Silicon Products, Inc.	252,000	259,609
Sinon Corp.	195,650	92,770
SinoPac Financial Holdings
Company, Ltd.	5,392,263	1,515,681
Sinphar Pharmaceutical Company, Ltd.	17,680	13,221
Sirtec International Company, Ltd.	17,000	23,081
Siward Crystal Technology
Company, Ltd.	64,213	36,416
Solar Applied Materials Technology
Company (I)	153,000	41,539
Solartech Energy Corp. (I)	149,624	69,808
Southeast Cement Company, Ltd.	66,000	32,670
Spirox Corp.	35,681	19,069
Sunplus Technology Company, Ltd.	225,000	78,891
Sunrex Technology Corp.	51,469	27,049
Sunspring Metal Corp.	18,000	22,296
Supreme Electronics Company, Ltd.	180,997	139,485
Sweeten Real Estate Development
Company, Ltd.	39,743	17,508
Syncmold Enterprise Corp.	12,000	23,369
Synnex Technology International Corp.	289,550	290,965
Systex Corp.	70,000	125,506
TA Chen Stainless Pipe (I)	492,313	267,089
Ta Chong Securities Company, Ltd.	51,000	13,440
Ta Ya Electric Wire & Cable Company,
Ltd. (I)	68,436	11,572
TA-I Technology Company, Ltd.	52,772	30,843
Taichung Commercial Bank
Company, Ltd.	1,631,678	464,534
Taiflex Scientific Company, Ltd.	56,100	58,923
Tainan Enterprises Company, Ltd.	60,250	55,521
Tainan Spinning Company, Ltd.	890,638	336,969
Tainergy Tech Company, Ltd.	40,000	17,791
Taishin Financial Holding Company, Ltd.	3,537,080	1,291,676
Taisun Enterprise Company, Ltd. (I)	42,032	19,393
Taiwan Business Bank	2,529,041	638,342
Taiwan Cement Corp.	1,516,983	1,648,676
Taiwan Cogeneration Corp.	221,434	153,184
Taiwan Cooperative Financial Holding
Company, Ltd.	3,689,443	1,605,407
Taiwan Fertilizer Company, Ltd.	220,000	273,688
Taiwan Fire & Marine
Insurance Company	28,000	16,775
Taiwan FU Hsing Industrial
Company, Ltd.	45,000	58,337
Taiwan Glass Industry Corp. (I)	305,319	125,705
Taiwan Hon Chuan Enterprise
Company, Ltd.	112,000	182,965
Taiwan Hopax Chemicals Manufacturing
Company, Ltd.	80,200	44,776
Taiwan Kolin Company, Ltd. (I)	327,000	0
Taiwan Land Development Corp.	458,348	144,252
Taiwan Mask Corp. (I)	73,150	19,606
Taiwan Navigation Company, Ltd.	49,000	18,712
Taiwan PCB Techvest Company, Ltd.	78,000	72,534

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Taiwan Pulp & Paper Corp. (I)	167,640	$58,231
Taiwan Semiconductor Company, Ltd.	11,000	11,982
Taiwan Styrene Monomer Corp.	143,000	88,072
Taiwan Surface Mounting Technology
Company, Ltd.	71,225	58,234
Taiwan TEA Corp.	252,000	109,395
Taiwan Union Technology Corp.	65,000	74,986
Taiyen Biotech Company, Ltd.	63,137	57,275
Tatung Company, Ltd. (I)	755,200	222,673
Te Chang Construction Company, Ltd.	14,960	10,926
Teco Electric & Machinery
Company, Ltd.	796,000	686,674
Tex-Ray Industrial Company, Ltd. (I)	16,800	5,358
The Ambassador Hotel	54,000	39,133
Ton Yi Industrial Corp.	325,000	139,319
Tong Yang Industry Company, Ltd.	169,627	332,964
Tong-Tai Machine & Tool Company, Ltd.	122,588	81,147
Topoint Technology Company, Ltd.	70,212	42,545
TPK Holding Company, Ltd. (I)	17,000	31,157
Tripod Technology Corp.	154,000	347,758
TSRC Corp.	88,000	89,979
Tung Ho Steel Enterprise Corp.	266,000	174,126
TURVO International Company, Ltd.	18,000	54,415
TXC Corp.	100,000	126,046
TYC Brother Industrial Company, Ltd.	50,511	56,127
Tycoons Group Enterprise Company,
Ltd. (I)	14,768	2,211
Tyntek Corp.	157,361	60,609
U-Ming Marine Transport Corp.	197,000	153,507
Unimicron Technology Corp.	929,000	355,849
Union Bank of Taiwan	948,834	263,151
Unitech Computer Company, Ltd.	53,039	28,506
Unitech Printed Circuit Board Corp.	351,975	99,571
United Integrated Services Company, Ltd.	27,000	41,273
United Microelectronics Corp.	7,176,794	2,527,465
Unity Opto Technology Company, Ltd.	85,000	34,324
Universal Cement Corp.	143,188	109,374
Unizyx Holding Corp. (I)	194,000	87,235
UPC Technology Corp.	406,156	156,710
USI Corp.	341,000	167,337
Ve Wong Corp.	61,993	44,192
Victory New Materials, Ltd.	11,000	18,523
Wafer Works Corp. (I)	253,482	112,925
Wah Lee Industrial Corp.	76,000	107,866
Walsin Lihwa Corp.	755,000	276,712
Walsin Technology Corp.	357,974	390,283
Walton Advanced Engineering, Inc.	185,584	67,152
Wan Hai Lines, Ltd.	518,050	261,833
Waterland Financial Holding
Company, Ltd.	1,342,718	342,578
Well Shin Technology Company, Ltd.	30,000	47,278
Winbond Electronics Corp.	1,535,000	472,118
Wintek Corp. (I)	543,000	0
Wisdom Marine Lines Company, Ltd. (I)	92,406	87,097
Wistron Corp.	1,381,744	1,064,846
WPG Holdings Company, Ltd.	507,000	595,822
WT Microelectronics Company, Ltd.	158,493	210,773
WUS Printed Circuit Company, Ltd.	135,000	74,419
Yageo Corp.	211,337	383,825
Yang Ming Marine Transport Corp. (I)	418,500	62,585
YC Company, Ltd.	169,637	64,232
YC INOX Company, Ltd.	63,800	53,314
Yeong Guan Energy Technology Group
Company, Ltd.	8,000	25,451

The accompanying notes are an integral part of the financial statements.	37

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
YFY, Inc.	797,202	$238,604
Yi Jinn Industrial Company, Ltd.	122,904	38,233
Yieh Phui Enterprise Company, Ltd. (I)	611,906	212,709
Youngtek Electronics Corp.	14,000	20,187
Yuanta Financial Holdings
Company, Ltd.	5,086,319	1,886,273
Yulon Motor Company, Ltd.	381,000	315,896
Zenitron Corp.	114,000	60,104
Zhen Ding Technology Holding, Ltd.	192,000	377,348
Zig Sheng Industrial Company, Ltd.	273,908	78,555
Zinwell Corp.	35,000	36,162
ZongTai Real Estate Development
Company, Ltd.	65,711	36,530
		98,497,856
Thailand - 2.9%
AAPICO Hitech PCL	144,720	64,616
AJ Plast PCL	69,300	22,008
Amata Corp. PCL	208,400	66,733
AP Thailand PCL	583,170	121,830
Asia Aviation PCL, NVDR	700,700	118,082
Bangkok Bank PCL	25,300	113,726
Bangkok Bank PCL, NVDR	25,700	114,107
Bangkok Insurance PCL	4,550	43,687
Bangkok Land PCL	4,577,500	219,670
Banpu PCL	811,500	432,249
Cal-Comp Electronics Thailand PCL	997,998	75,150
Charoen Pokphand Foods PCL	864,700	710,541
Eastern Water Resources Development &
Management PCL	143,600	47,267
Esso Thailand PCL (I)	276,000	98,489
G J Steel PCL (I)	1,383,475	13,887
GFPT PCL	56,400	23,108
Hana Microelectronics PCL	253,800	279,459
Indorama Ventures PCL	284,100	264,625
IRPC PCL	3,279,500	438,619
Jasmine International PCL	431,162	95,117
Kang Yong Electric PCL	1,500	16,365
Kasikornbank PCL, NVDR	210,300	1,038,652
KGI Securities Thailand PCL	266,400	28,967
Khon Kaen Sugar Industry PCL	802,070	126,326
Kiatnakin Bank PCL	168,700	277,303
Krung Thai Bank PCL	1,278,600	630,014
LH Financial Group PCL	3,135,800	150,444
LPN Development PCL	253,300	85,633
MBK PCL	418,000	169,252
MCOT PCL	42,500	17,063
Polyplex Thailand PCL (I)	172,300	73,891
Precious Shipping PCL (I)	193,200	44,124
Property Perfect PCL	1,534,900	38,548
PTT Exploration & Production PCL	591,900	1,585,395
PTT Global Chemical PCL	390,400	684,454
PTT PCL	557,300	5,769,783
Quality Houses PCL	1,558,100	112,055
Rojana Industrial Park PCL	149,200	18,876
Saha-Union PCL	136,200	149,178
Sansiri PCL	3,183,466	147,448
SC Asset Corp. PCL	1,129,196	107,634
Siam Future Development PCL	190,891	32,744
Siamgas & Petrochemicals PCL	121,600	41,343
Somboon Advance Technology PCL	68,200	27,981
Sri Trang Agro-Industry PCL	39,600	25,359
Srithai Superware PCL	283,000	14,064
STP & I PCL	397,500	122,632

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thailand (continued)
Tata Steel Thailand PCL (I)	2,324,600	$63,531
Thai Airways International PCL (I)	189,600	119,932
Thai Oil PCL	376,800	759,096
Thai Stanley Electric PCL	700	3,672
Thaicom PCL	228,900	123,795
Thanachart Capital PCL	203,900	250,168
The Bangchak Petroleum PCL	260,000	242,671
Thitikorn PCL	59,000	17,918
Thoresen Thai Agencies PCL	292,357	74,073
TICON Industrial Connection PCL	25,000	11,601
Tisco Financial Group PCL, NVDR	68,800	115,583
TMB Bank PCL	5,125,500	299,760
TPI Polene PCL	2,469,300	169,285
TPI Polene PCL	24,178	8,750
True Corp. PCL	334,700	66,633
Univentures PCL	219,100	38,153
Vanachai Group PCL	213,420	85,057
Vinythai PCL	276,900	127,526
		17,475,702
Turkey - 1.3%
Adana Cimento Sanayii TAS, Class A	28,289	52,820
Akbank TAS	68,335	151,270
Akenerji Elektrik Uretim AS (I)(L)	153,777	37,029
Aksa Akrilik Kimya Sanayii AS	15,616	40,606
Alarko Holding AS	40,114	49,186
Albaraka Turk Katilim Bankasi AS	131,180	44,200
Anadolu Anonim Turk Sigorta Sirketi (I)	166,145	90,876
Anadolu Cam Sanayii AS (I)	98,531	73,677
Anadolu Efes Biracilik Ve Malt
Sanayii AS	4,578	22,875
Bagfas Bandirma Gubre Fabrikalari
AS (I)(L)	11,173	31,244
Baticim Bati Anadolu Cimento
Sanayii AS	16,440	30,808
Borusan Mannesmann Boru Sanayi ve
Ticaret AS	21,523	48,957
Dogan Sirketler Grubu Holding AS (I)	783,433	168,563
Eczacibasi Yatirim Holding Ortakligi AS	20,426	51,407
EIS Eczacibasi Ilac ve Sinai ve Finansal
Yatirimlar Sanayi ve Ticaret AS	134,031	118,426
Enka Insaat ve Sanayi AS	44,499	67,782
Global Yatirim Holding AS	117,560	53,647
Goldas Kuyumculuk Sanayi Ithalat ve
Bagli Ortakliklari (I)	54,846	3,266
GSD Holding AS	259,661	40,397
Ihlas Holding AS (I)	481,506	40,913
Ipek Dogal Enerji Kaynaklari Arastirma
ve Uretim AS (I)	52,948	31,504
Is Finansal Kiralama AS	129,871	41,204
Kardemir Karabuk Demir Celik Sanayi ve
Ticaret AS, Class A (I)	119,952	47,880
Kardemir Karabuk Demir Celik Sanayi ve
Ticaret AS, Class D (I)	372,794	121,229
KOC Holding AS	77,761	303,903
Koza Altin Isletmeleri AS (I)	10,855	50,128
NET Holding AS (I)	40,130	32,192
Pegasus Hava Tasimaciligi AS (I)	6,399	25,651
Pinar Entegre Et ve Un Sanayi AS	7,519	22,166
Sarkuysan Elektrolitik Bakir Sanayi ve
Ticaret AS	63,628	54,961
Sekerbank TAS (I)	155,671	52,046
Selcuk Ecza Deposu Ticaret ve Sanayi AS	62,919	54,775
Soda Sanayii AS	1	1

The accompanying notes are an integral part of the financial statements.	38

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Turkey (continued)
Tekfen Holding AS	32,241	$59,022
Trakya Cam Sanayii AS	272,999	219,618
Turcas Petrol AS (L)	56,959	23,552
Turk Hava Yollari AO (I)(L)	291,891	414,073
Turkiye Garanti Bankasi AS	678,895	1,464,120
Turkiye Halk Bankasi AS (L)	397,719	1,050,948
Turkiye Is Bankasi, Class C	551,598	808,949
Turkiye Sinai Kalkinma Bankasi AS	614,175	245,223
Turkiye Sise ve Cam Fabrikalari AS	512,922	556,151
Turkiye Vakiflar Bankasi TAO, Class D	509,748	627,396
Uzel Makina Sanayii AS (I)	22,930	0
Yapi ve Kredi Bankasi AS (I)	382,577	371,199
		7,895,840
Ukraine - 0.0%
Kernel Holding SA	17,342	264,676
TOTAL COMMON STOCKS (Cost $645,285,537)		$592,377,488

PREFERRED SECURITIES - 2.6%
Brazil - 2.5%
Banco ABC Brasil SA	49,042	209,698
Banco do Estado do Rio Grande do Sul
SA, B Shares	96,900	306,903
Banco Pine SA	12,600	15,310
Cia Brasileira de Distribuicao	69,806	1,172,187
Cia Ferro Ligas da Bahia - Ferbasa	30,124	71,757
Gerdau SA	83,234	274,397
Petroleo Brasileiro SA (I)	1,162,007	5,283,316
Randon SA Implementos e
Participacoes (I)	74,700	79,029
Suzano Papel e Celulose SA, A Shares	206,200	900,303
Unipar Carbocloro SA	46,610	98,022
Vale SA	949,855	6,771,396
		15,182,318
Colombia - 0.1%
Grupo Argos SA	35,410	213,970
Grupo de Inversiones Suramericana SA	39,370	485,240
		699,210
Panama - 0.0%
Avianca Holdings SA	116,687	139,931
South Korea - 0.0%
Hanwha Corp. (I)	1,028	14,299
TOTAL PREFERRED SECURITIES (Cost $19,541,713)		$16,035,758

SECURITIES LENDING COLLATERAL - 2.3%
John Hancock
Collateral Trust, 0.7390% (W)(Y)	1,367,008	13,678,965
TOTAL SECURITIES LENDING
COLLATERAL (Cost $13,679,760)		$13,678,965

SHORT-TERM INVESTMENTS - 0.2%
Money market funds - 0.2%
Western Asset Institutional Government
Reserves Fund, Institutional Class,
0.3100% (Y)	1,144,130	1,144,130
TOTAL SHORT-TERM INVESTMENTS (Cost $1,144,130)		$1,144,130
Total Investments (Emerging Markets Value
Trust) (Cost $679,651,140) - 102.1%		$623,236,341
Other assets and liabilities, net - (2.1%)		(12,641,393)
TOTAL NET ASSETS - 100.0%		$610,594,948

Equity Income Trust

	Shares or Principal Amount	Value
COMMON STOCKS - 96.6%
Consumer discretionary - 8.6%
Auto components - 0.6%
Adient PLC (I)	185,093	$10,846,450
Automobiles - 0.4%
Ford Motor Company	388,200	4,708,866
General Motors Company	91,198	3,177,338
		7,886,204
Hotels, restaurants and leisure - 1.6%
Carnival Corp.	241,800	12,588,108
Las Vegas Sands Corp.	317,000	16,930,970
		29,519,078
Leisure products - 0.8%
Mattel, Inc.	546,175	15,047,121
Media - 3.8%
Comcast Corp., Class A	311,800	21,529,790
News Corp., Class A	1,052,000	12,055,920
The Walt Disney Company	98,700	10,286,514
Time Warner, Inc.	23,800	2,297,414
Twenty-First Century Fox, Inc., Class B	838,400	22,846,400
		69,016,038
Multiline retail - 1.3%
Kohl’s Corp.	281,100	13,880,719
Macy’s, Inc.	250,800	8,981,148
		22,861,867
Specialty retail - 0.1%
Staples, Inc.	99,800	903,190
		156,079,948
Consumer staples - 5.3%
Beverages - 1.7%
Diageo PLC	390,031	10,121,240
PepsiCo, Inc.	192,600	20,151,738
		30,272,978
Food and staples retailing - 0.8%
Wal-Mart Stores, Inc.	223,800	15,469,056
Food products - 1.8%
Archer-Daniels-Midland Company	457,000	20,862,050
Kellogg Company	122,800	9,051,588
The Hershey Company	26,200	2,709,866
		32,623,504
Personal products - 0.6%
Avon Products, Inc. (I)	552,200	2,783,088
Coty, Inc., Class A	445,148	8,150,660
		10,933,748
Tobacco - 0.4%
Philip Morris International, Inc.	79,200	7,246,008
		96,545,294
Energy - 11.0%
Oil, gas and consumable fuels - 11.0%
Apache Corp.	282,283	17,916,502
Canadian Natural Resources, Ltd.	263,100	8,387,628
Chevron Corp.	175,900	20,703,430
EQT Corp.	81,870	5,354,298
Exxon Mobil Corp.	544,000	49,101,440
Hess Corp.	355,100	22,119,179
Occidental Petroleum Corp.	238,200	16,966,986
Royal Dutch Shell PLC, ADR, Class A	481,100	26,162,218

The accompanying notes are an integral part of the financial statements.	39

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Equity Income Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Targa Resources Corp.	31,400	$1,760,598
TOTAL SA	630,325	32,330,694
		200,802,973
		200,802,973
Financials - 24.8%
Banks - 11.1%
Bank of America Corp.	790,793	17,476,525
Citigroup, Inc.	446,400	26,529,552
Fifth Third Bancorp	598,700	16,146,939
JPMorgan Chase & Co.	733,175	63,265,671
KeyCorp	761,600	13,914,432
Royal Bank of Scotland Group PLC (I)	2,779,231	7,679,439
The PNC Financial Services Group, Inc.	139,900	16,362,704
U.S. Bancorp	176,100	9,046,257
Wells Fargo & Company	586,200	32,305,482
		202,727,001
Capital markets - 7.0%
Ameriprise Financial, Inc.	205,300	22,775,982
Morgan Stanley	882,000	37,264,500
Northern Trust Corp.	255,200	22,725,560
Och-Ziff Capital Management Group
LLC, Class A (I)	454,700	1,505,057
State Street Corp.	341,700	26,556,924
The Bank of New York Mellon Corp.	333,624	15,807,105
		126,635,128
Consumer finance - 1.2%
American Express Company	305,100	22,601,808
Insurance - 5.5%
Chubb, Ltd.	25,451	3,362,586
Loews Corp.	638,300	29,891,589
Marsh & McLennan Companies, Inc.	316,400	21,385,476
MetLife, Inc.	576,800	31,083,752
Willis Towers Watson PLC	69,589	8,509,343
XL Group, Ltd.	136,900	5,100,894
		99,333,640
		451,297,577
Health care - 9.0%
Biotechnology - 0.5%
Gilead Sciences, Inc.	118,300	8,471,463
Health care equipment and supplies - 1.3%
Becton, Dickinson and Company	78,400	12,979,120
Medtronic PLC	145,100	10,335,473
		23,314,593
Health care providers and services - 1.3%
Anthem, Inc.	172,274	24,767,833
Pharmaceuticals - 5.9%
Bristol-Myers Squibb Company	250,325	14,628,993
GlaxoSmithKline PLC	494,471	9,498,039
Johnson & Johnson	268,700	30,956,927
Merck & Company, Inc.	269,950	15,891,957
Pfizer, Inc.	1,106,135	35,927,265
		106,903,181
		163,457,070
Industrials - 11.3%
Aerospace and defense - 2.2%
The Boeing Company	230,700	35,915,376
United Technologies Corp.	39,100	4,286,142
		40,201,518

Equity Income Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Air freight and logistics - 0.9%
United Parcel Service, Inc., Class B	144,800	$16,599,872
Airlines - 0.4%
Southwest Airlines Company	136,200	6,788,208
Building products - 1.6%
Johnson Controls International PLC	710,532	29,266,813
Electrical equipment - 1.0%
Emerson Electric Company	321,500	17,923,625
Industrial conglomerates - 1.9%
General Electric Company	1,087,100	34,352,360
Machinery - 2.7%
Cummins, Inc.	76,600	10,468,922
Flowserve Corp.	193,637	9,304,258
Illinois Tool Works, Inc.	149,700	18,332,262
Pentair PLC	185,400	10,395,378
		48,500,820
Road and rail - 0.6%
Union Pacific Corp.	116,500	12,078,720
		205,711,936
Information technology - 10.3%
Communications equipment - 2.6%
Cisco Systems, Inc.	730,100	22,063,622
Harris Corp.	243,424	24,943,657
		47,007,279
Electronic equipment, instruments and components - 0.3%
TE Connectivity, Ltd.	83,200	5,764,094
Semiconductors and semiconductor equipment - 4.1%
Analog Devices, Inc.	227,500	16,521,050
Applied Materials, Inc.	577,300	18,629,471
QUALCOMM, Inc.	354,800	23,132,960
Texas Instruments, Inc.	234,800	17,133,356
		75,416,837
Software - 2.3%
CA, Inc.	100,800	3,202,416
Microsoft Corp.	624,225	38,789,342
		41,991,758
Technology hardware, storage and peripherals - 1.0%
Apple, Inc.	58,600	6,787,052
Western Digital Corp.	167,400	11,374,830
		18,161,882
		188,341,850
Materials - 4.9%
Chemicals - 2.3%
CF Industries Holdings, Inc.	437,700	13,778,796
E.I. du Pont de Nemours & Company	370,900	27,224,060
		41,002,856
Construction materials - 0.8%
Vulcan Materials Company	119,700	14,980,455
Containers and packaging - 1.1%
International Paper Company	389,700	20,677,482
Metals and mining - 0.7%
Nucor Corp.	205,300	12,219,456
		88,880,249

The accompanying notes are an integral part of the financial statements.	40

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Equity Income Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Real estate - 2.0%
Equity real estate investment trusts - 2.0%
Equity Residential	171,100	$11,011,996
Rayonier, Inc.	413,200	10,991,120
Weyerhaeuser Company	452,900	13,627,761
		35,630,877
		35,630,877
Telecommunication services - 2.7%
Diversified telecommunication services - 2.4%
CenturyLink, Inc. (L)	316,317	7,522,018
Telefonica SA	628,561	5,803,099
Verizon Communications, Inc.	577,685	30,836,825
		44,161,942
Wireless telecommunication services - 0.3%
Vodafone Group PLC	1,938,654	4,770,789
		48,932,731
Utilities - 6.7%
Electric utilities - 4.8%
Edison International	223,900	16,118,561
Eversource Energy	15,705	867,387
Exelon Corp.	471,500	16,733,535
FirstEnergy Corp.	361,670	11,200,920
Great Plains Energy, Inc.	13,970	382,080
PG&E Corp.	369,200	22,436,284
The Southern Company	97,800	4,810,782
Xcel Energy, Inc.	337,600	13,740,320
		86,289,869
Independent power and renewable electricity
producers - 0.9%
AES Corp.	1,388,100	16,129,722
Multi-utilities - 1.0%
NiSource, Inc.	856,800	18,969,552
		121,389,143
TOTAL COMMON STOCKS (Cost $1,340,054,771)		$1,757,069,648

PREFERRED SECURITIES - 1.1%
Utilities - 1.1%
DTE Energy Company, 6.500%	57,184	3,030,752
Great Plains Energy, Inc., 7.000%	93,732	4,742,839
NextEra Energy, Inc., 6.123%	238,995	11,705,975
		19,479,566
TOTAL PREFERRED SECURITIES (Cost $19,215,587)		$19,479,566

CORPORATE BONDS - 0.2%
Health care - 0.0%
Valeant Pharmaceuticals International, Inc.
6.375%, 10/15/2020 (S)	$125,000	107,383
Information technology - 0.2%
Western Digital Corp.
10.500%, 04/01/2024 (S)	2,500,000	2,956,250
TOTAL CORPORATE BONDS (Cost $2,600,402)		$3,063,633

SECURITIES LENDING COLLATERAL - 0.1%
John Hancock
Collateral Trust, 0.7390% (W)(Y)	294,711	2,949,025
TOTAL SECURITIES LENDING
COLLATERAL (Cost $2,949,134)		$2,949,025

Equity Income Trust (continued)

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS - 2.0%
Money market funds - 2.0%
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
0.4218% (Y)	4,707,716	$4,707,716
T. Rowe Price Government Money Fund,
0.4456% (Y)	31,612,131	31,612,131
TOTAL SHORT-TERM INVESTMENTS (Cost $36,319,847)		$36,319,847
Total Investments (Equity Income Trust)
(Cost $1,401,139,741) - 100.0%		$1,818,881,719
Other assets and liabilities, net - 0.0%		437,063
TOTAL NET ASSETS - 100.0%		$1,819,318,782

Financial Industries Trust

	Shares or Principal Amount	Value
COMMON STOCKS - 96.8%
Financials - 93.2%
Banks - 57.6%
1st Source Corp.	42,688	$1,906,446
Access National Corp.	14,713	408,433
American Business Bank (I)	3,386	118,341
Ameris Bancorp	39,702	1,731,007
Atlantic Capital Bancshares, Inc. (I)	67,577	1,283,963
Bank of America Corp.	238,427	5,269,237
Bank of Ireland (I)	8,461,021	2,072,248
Bank of Marin Bancorp	12,532	874,107
Bankwell Financial Group, Inc.	23,809	773,793
Banner Corp.	68,446	3,819,971
BOK Financial Corp.	5,098	423,338
Cambridge Bancorp	307	19,123
Capstar Financial Holdings, Inc. (I)	11,820	259,567
Chemical Financial Corp.	33,996	1,841,563
Citigroup, Inc.	54,978	3,267,343
Citizens Financial Group, Inc.	167,901	5,982,313
Comerica, Inc.	82,853	5,643,118
County Bancorp, Inc.	18,760	505,957
Danske Bank A/S	126,447	3,825,495
Equity Bancshares, Inc. (I)	9,592	300,230
Equity Bancshares, Inc., Class A (I)	9,128	307,066
Evans Bancorp, Inc.	18,258	576,040
First Business Financial Services, Inc.	29,375	696,775
First Hawaiian, Inc.	36,711	1,278,277
First Merchants Corp.	52,581	1,979,675
Flushing Financial Corp.	29,111	855,572
Glacier Bancorp, Inc.	131,342	4,758,521
Great Southern Bancorp, Inc.	12,527	684,601
Great Western Bancorp, Inc.	58,244	2,538,856
Heritage Commerce Corp.	60,369	871,125
Heritage Financial Corp.	20,189	519,867
Horizon Bancorp	10,973	307,244
Independent Bank Corp.	37,844	821,215
JPMorgan Chase & Co.	74,955	6,467,867
KeyCorp	269,908	4,931,219
M&T Bank Corp.	24,676	3,860,067
MB Financial, Inc.	29,444	1,390,640
MutualFirst Financial, Inc.	1,123	37,171
Nicolet Bankshares, Inc. (I)	2,884	137,538
Northrim BanCorp, Inc.	2,148	67,877
Oak Valley Bancorp	612	7,705
Pacific Continental Corp.	576	12,586
Pinnacle Financial Partners, Inc.	6,657	461,330

The accompanying notes are an integral part of the financial statements.	41

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Financial Industries Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
QCR Holdings, Inc.	1,857	$80,408
Regions Financial Corp.	405,111	5,817,394
Sandy Spring Bancorp, Inc.	43,341	1,733,207
Sierra Bancorp	3,918	104,180
Sun Bancorp, Inc.	43,593	1,133,418
SunTrust Banks, Inc.	100,737	5,525,424
SVB Financial Group (I)	38,004	6,523,767
The Community Financial Corp.	2,121	58,858
The First of Long Island Corp.	19,439	554,983
The PNC Financial Services Group, Inc.	21,145	2,473,119
TriCo Bancshares	47,754	1,632,232
U.S. Bancorp	121,598	6,246,489
Union Bankshares Corp.	78,114	2,791,794
Wells Fargo & Company	94,427	5,203,872
Westbury Bancorp, Inc. (I)	9,680	200,376
Xenith Bankshares, Inc. (I)	819	23,096
Yadkin Financial Corp.	8,344	285,865
Zions Bancorporation	138,432	5,958,109
		120,241,018
Capital markets - 10.5%
Affiliated Managers Group, Inc. (I)	19,282	2,801,675
Altamir	84,031	1,129,261
American Capital, Ltd. (I)	215,883	3,868,623
Close Brothers Group PLC	74,973	1,331,569
Fifth Street Finance Corp.	286,105	1,536,384
Intermediate Capital Group	168,246	1,448,523
Invesco, Ltd.	132,517	4,020,566
KKR & Company LP	65,761	1,012,062
Schroders PLC	94,236	3,461,092
The Blackstone Group LP (L)	36,672	991,244
TriplePoint Venture Growth BDC Corp.	29,773	350,726
		21,951,725
Consumer finance - 4.9%
Capital One Financial Corp.	44,653	3,895,528
Discover Financial Services	88,581	6,385,804
		10,281,332
Diversified financial services - 3.2%
Berkshire Hathaway, Inc., Class B (I)	35,151	5,728,910
Cerved Information Solutions SpA	115,402	956,552
		6,685,462
Insurance - 15.4%
Aon PLC	29,979	3,343,558
Assured Guaranty, Ltd.	145,772	5,505,808
Chubb, Ltd.	44,284	5,850,802
CNO Financial Group, Inc.	193,944	3,714,028
Gjensidige Forsikring ASA	68,804	1,090,792
James River Group Holdings, Ltd.	44,677	1,856,329
Kinsale Capital Group, Inc.	21,138	718,903
Lincoln National Corp.	64,942	4,303,706
Marsh & McLennan Companies, Inc.	35,782	2,418,505
The Hartford Financial Services
Group, Inc.	72,234	3,441,950
		32,244,381
Thrifts and mortgage finance - 1.6%
First Defiance Financial Corp.	141	7,154
Provident Financial Services, Inc.	49,720	1,407,076
United Community Financial Corp.	103,052	921,285
United Financial Bancorp, Inc.	50,164	910,978
		3,246,493
		194,650,411

Financial Industries Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Real estate - 3.6%
Equity real estate investment trusts - 2.6%
Hibernia REIT PLC	16,594	$21,456
Prologis, Inc.	52,796	2,787,101
Rexford Industrial Realty, Inc.	37,050	859,190
Vornado Realty Trust	16,780	1,751,329
		5,419,076
Real estate management and development - 1.0%
Kennedy Wilson Europe Real Estate PLC	28,372	335,017
Kennedy-Wilson Holdings, Inc.	84,784	1,738,072
		2,073,089
		7,492,165
TOTAL COMMON STOCKS (Cost $169,210,259)		$202,142,576

PREFERRED SECURITIES - 0.4%
Financials - 0.4%
Banks - 0.4%
First Bancshares, Inc.	7,722	209,577
OFG Bancorp, Series C, 8.750%	489	577,509
		787,086
		787,086
TOTAL PREFERRED SECURITIES (Cost $620,333)		$787,086

CORPORATE BONDS - 1.1%
Financials - 1.1%
Banks - 0.6%
Cadence Financial Corp.
4.875%, 06/28/2019 (S)	$800,000	760,286
Popular, Inc. 7.000%, 07/01/2019	466,000	480,563
		1,240,849
Diversified financial services - 0.5%
NewStar Financial, Inc.
7.250%, 05/01/2020	1,160,000	1,154,200
		2,395,049
TOTAL CORPORATE BONDS (Cost $2,355,501)		$2,395,049
SECURITIES LENDING COLLATERAL - 0.1%
John Hancock
Collateral Trust, 0.7390% (W)(Y)	13,841	138,500
TOTAL SECURITIES LENDING
COLLATERAL (Cost $138,500)		$138,500

SHORT-TERM INVESTMENTS - 2.0%
U.S. Government Agency - 1.2%
Federal Agricultural Mortgage Corp.
Discount Note 0.350%, 01/03/2017 *	$2,448,000	2,448,000
Repurchase agreement - 0.8%
Repurchase Agreement with State Street
Corp. dated 12/30/2016 at 0.030% to be
repurchased at $1,663,006 on
01/03/2017, collateralized by
$1,625,000 U.S. Treasury Notes,
3.125% due 05/15/2019 (valued at
$1,699,701, including interest)	1,663,000	1,663,000
TOTAL SHORT-TERM INVESTMENTS (Cost $4,110,952)		$4,111,000
Total Investments (Financial Industries Trust)
(Cost $176,435,545) - 100.4%		$209,574,211
Other assets and liabilities, net - (0.4%)		(873,296)
TOTAL NET ASSETS - 100.0%		$208,700,915

The accompanying notes are an integral part of the financial statements.	42

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Fundamental All Cap Core Trust

	Shares or Principal Amount	Value
COMMON STOCKS - 99.8%
Consumer discretionary - 27.5%
Household durables - 8.8%
Lennar Corp., Class A	775,491	$33,291,829
NVR, Inc. (I)	21,568	35,996,992
Tempur Sealy International, Inc. (I)	1,048,618	71,599,637
		140,888,458
Internet and direct marketing retail - 6.8%
Amazon.com, Inc. (I)	145,798	109,329,546
Leisure products - 4.9%
Polaris Industries, Inc.	954,848	78,669,927
Media - 1.2%
Time Warner, Inc.	196,747	18,991,988
Specialty retail - 5.8%
CarMax, Inc. (I)	715,285	46,057,201
Group 1 Automotive, Inc.	551,924	43,016,957
Lowe’s Companies, Inc.	37,821	2,689,830
		91,763,988
		439,643,907
Consumer staples - 6.2%
Beverages - 1.6%
Anheuser-Busch InBev NV, ADR	143,453	15,125,684
Diageo PLC, ADR	98,893	10,278,938
		25,404,622
Food products - 1.9%
Danone SA	482,277	30,517,792
Household products - 2.7%
The Procter & Gamble Company	508,012	42,713,649
		98,636,063
Energy - 5.0%
Energy equipment and services - 1.7%
Schlumberger, Ltd.	323,036	27,118,872
Oil, gas and consumable fuels - 3.3%
Kinder Morgan, Inc.	1,640,362	33,971,897
Suncor Energy, Inc.	569,072	18,602,964
		52,574,861
		79,693,733
Financials - 26.3%
Banks - 10.1%
Bank of America Corp.	3,032,523	67,018,758
CIT Group, Inc.	347,706	14,840,092
Citigroup, Inc.	1,345,667	79,972,990
		161,831,840
Capital markets - 14.6%
Affiliated Managers Group, Inc. (I)	445,578	64,742,483
AllianceBernstein Holding LP	2,430,914	57,004,933
BlackRock, Inc.	80,259	30,541,760
Morgan Stanley	1,167,214	49,314,792
The Goldman Sachs Group, Inc.	130,535	31,256,606
		232,860,574
Consumer finance - 1.0%
American Express Company	215,166	15,939,497
Insurance - 0.6%
American International Group, Inc.	150,203	9,809,758
		420,441,669

 Fundamental All Cap Core Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care - 5.1%
Biotechnology - 2.5%
Amgen, Inc.	272,236	$39,803,626
Pharmaceuticals - 2.6%
Novartis AG, ADR	580,160	42,258,854
		82,062,480
Industrials - 8.1%
Aerospace and defense - 1.9%
TransDigm Group, Inc.	124,110	30,898,426
Electrical equipment - 2.0%
Regal Beloit Corp.	230,473	15,960,255
Sensata Technologies Holding NV (I)	415,150	16,170,093
		32,130,348
Machinery - 0.9%
Manitowoc Foodservice, Inc. (I)	554,059	10,709,960
The Manitowoc Company, Inc. (I)	554,059	3,313,273
		14,023,233
Professional services - 1.5%
IHS Markit, Ltd. (I)	658,001	23,299,815
Trading companies and distributors - 1.8%
United Rentals, Inc. (I)	166,190	17,546,340
WESCO International, Inc. (I)	182,066	12,116,492
		29,662,832
		130,014,654
Information technology - 17.8%
Internet software and services - 8.3%
Alphabet, Inc., Class A (I)	78,713	62,376,117
Facebook, Inc., Class A (I)	611,287	70,328,569
		132,704,686
Semiconductors and semiconductor equipment - 1.5%
QUALCOMM, Inc.	360,750	23,520,900
Software - 1.8%
Workday, Inc., Class A (I)	421,779	27,875,374
Technology hardware, storage and peripherals - 6.2%
Apple, Inc.	858,829	99,469,575
		283,570,535
Materials - 2.3%
Paper and forest products - 2.3%
Louisiana-Pacific Corp. (I)	1,959,345	37,090,401
Real estate - 1.5%
Equity real estate investment trusts - 1.5%
American Tower Corp.	228,819	24,181,592
TOTAL COMMON STOCKS (Cost $1,311,965,955)		$1,595,335,034

SHORT-TERM INVESTMENTS - 0.5%
U.S. Government Agency - 0.3%
Federal Home Loan Bank Discount Note,
0.300%, 01/03/2017 *	$4,926,000	4,925,918
Repurchase agreement - 0.2%
Barclays Tri-Party Repurchase Agreement
dated 12/30/2016 at 0.400% to be
repurchased at $1,236,055 on
01/03/2017, collateralized by $100 U.S.
Treasury Notes, 1.000% due
12/31/2017 (valued at $101, including
interest) and $1,231,300 U.S. Treasury
Inflation Indexed Notes, 0.125% due
04/15/2021 (valued at $1,260,691,
including interest)	1,236,000	1,236,000

The accompanying notes are an integral part of the financial statements.	43

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Fundamental All Cap Core Trust (continued)

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)

Repurchase agreement (continued)
Repurchase Agreement with State Street
Corp. dated 12/30/2016 at 0.030% to be
repurchased at $1,697,006 on
01/03/2017, collateralized by
$1,655,000 U.S. Treasury Notes,
3.125% due 05/15/2019 (valued at
$1,731,080, including interest)	$1,697,000	$1,697,000
		2,933,000
TOTAL SHORT-TERM INVESTMENTS (Cost $7,858,918)		$7,858,918
Total Investments (Fundamental All Cap Core Trust)
(Cost $1,319,824,873) - 100.3%		$1,603,193,952
Other assets and liabilities, net - (0.3%)		(5,165,637)
TOTAL NET ASSETS - 100.0%		$1,598,028,315

Fundamental Large Cap Value Trust

	Shares or Principal Amount	Value
COMMON STOCKS - 100.1%
Consumer discretionary - 11.8%
Hotels, restaurants and leisure - 1.3%
McDonald’s Corp.	87,676	$10,671,923
Household durables - 6.0%
Lennar Corp., Class A	334,049	14,340,724
NVR, Inc. (I)	11,550	19,276,950
Tempur Sealy International, Inc. (I)	237,657	16,227,220
		49,844,894
Media - 2.0%
Twenty-First Century Fox, Inc., Class A	601,159	16,856,498
Specialty retail - 1.8%
Group 1 Automotive, Inc.	143,360	11,173,478
Lowe’s Companies, Inc.	46,601	3,314,263
		14,487,741
Textiles, apparel and luxury goods - 0.7%
Ralph Lauren Corp.	67,464	6,093,348
		97,954,404
Consumer staples - 8.1%
Beverages - 3.3%
Anheuser-Busch InBev NV, ADR	118,696	12,515,306
Diageo PLC, ADR	20,197	2,099,276
Heineken Holding NV	188,150	13,084,057
		27,698,639
Food products - 1.8%
Danone SA	229,392	14,515,594
Household products - 1.5%
The Procter & Gamble Company	149,729	12,589,214
Tobacco - 1.5%
Philip Morris International, Inc.	137,370	12,567,981
		67,371,428
Energy - 11.4%
Oil, gas and consumable fuels - 11.4%
Chevron Corp.	161,495	19,007,962
Exxon Mobil Corp.	346,872	31,308,667
Kinder Morgan, Inc.	603,599	12,500,535

Fundamental Large Cap Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Occidental Petroleum Corp.	265,910	$18,940,769
Suncor Energy, Inc.	393,386	12,859,788
		94,617,721
		94,617,721
Financials - 36.1%
Banks - 18.0%
Bank of America Corp.	1,857,224	41,044,650
CIT Group, Inc.	351,364	14,996,216
Citigroup, Inc.	693,340	41,205,196
JPMorgan Chase & Co.	450,766	38,896,598
Wells Fargo & Company	244,044	13,449,265
		149,591,925
Capital markets - 12.5%
Affiliated Managers Group, Inc. (I)	116,253	16,891,561
Invesco, Ltd.	292,231	8,866,289
Morgan Stanley	893,552	37,752,572
The Goldman Sachs Group, Inc.	168,664	40,386,595
		103,897,017
Consumer finance - 2.0%
American Express Company	227,095	16,823,198
Insurance - 3.6%
American International Group, Inc.	453,859	29,641,531
		299,953,671
Health care - 9.0%
Biotechnology - 2.6%
Amgen, Inc.	72,462	10,594,669
Gilead Sciences, Inc.	152,213	10,899,973
		21,494,642
Health care equipment and supplies - 2.7%
Danaher Corp.	101,451	7,896,946
Medtronic PLC	210,554	14,997,761
		22,894,707
Pharmaceuticals - 3.7%
Merck & Company, Inc.	217,849	12,824,771
Novartis AG, ADR	245,466	17,879,743
		30,704,514
		75,093,863
Industrials - 9.0%
Aerospace and defense - 1.0%
United Technologies Corp.	75,914	8,321,693
Air freight and logistics - 0.2%
FedEx Corp.	11,190	2,083,578
Electrical equipment - 0.8%
Sensata Technologies Holding NV (I)	160,174	6,238,778
Industrial conglomerates - 3.5%
General Electric Company	907,607	28,680,381
Road and rail - 2.1%
Union Pacific Corp.	167,384	17,354,373
Trading companies and distributors - 1.4%
United Rentals, Inc. (I)	110,253	11,640,512
		74,319,315
Information technology - 14.7%
Communications equipment - 1.0%
Cisco Systems, Inc.	261,887	7,914,225

The accompanying notes are an integral part of the financial statements.	44

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Fundamental Large Cap Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Internet software and services - 2.2%
eBay, Inc. (I)	626,776	$18,608,979
Semiconductors and semiconductor equipment - 2.5%
QUALCOMM, Inc.	319,060	20,802,712
Software - 3.8%
Microsoft Corp.	308,444	19,166,710
Oracle Corp.	311,444	11,975,022
		31,141,732
Technology hardware, storage and peripherals - 5.2%
Apple, Inc.	269,713	31,238,160
Samsung Electronics Company, Ltd.	8,219	12,232,438
		43,470,598
		121,938,246
TOTAL COMMON STOCKS (Cost $760,690,251)		$831,248,648

SHORT-TERM INVESTMENTS - 0.9%
U.S. Government Agency - 0.6%
Federal Home Loan Bank Discount Note
0.300%, 01/03/2017 *	$4,703,000	4,702,922
Repurchase agreement - 0.3%
Barclays Tri-Party Repurchase Agreement
dated 12/30/2016 at 0.400% to be
repurchased at $1,181,052 on
01/03/2017, collateralized by $100 U.S.
Treasury Notes, 1.000% due
12/31/2017 (valued at $101, including
interest), $1,176,400 U.S. Treasury
Inflation Indexed Notes, 0.125% due
04/15/2021 (valued at $1,204,481,
including interest) and $100 U.S.
Treasury Inflation Indexed Bonds,
2.000% due 01/15/2026 (valued at
$138, including interest)	1,181,000	1,181,000
Repurchase Agreement with State Street
Corp. dated 12/30/2016 at 0.030% to be
repurchased at $1,621,005 on
01/03/2017, collateralized by
$1,585,000 U.S. Treasury Notes,
3.125% due 05/15/2019 (valued at
$1,657,862, including interest)	1,621,000	1,621,000
		2,802,000
TOTAL SHORT-TERM INVESTMENTS (Cost $7,504,922)		$7,504,922
Total Investments (Fundamental Large Cap Value Trust)
(Cost $768,195,173) - 101.0%		$838,753,570
Other assets and liabilities, net - (1.0%)		(8,290,663)
TOTAL NET ASSETS - 100.0%		$830,462,907

Global Trust

	Shares or Principal Amount	Value
COMMON STOCKS - 89.9%
Canada - 0.3%
Silver Wheaton Corp.	30,000	$579,600
China - 2.3%
Baidu, Inc., ADR (I)	3,420	562,282
China Life Insurance Company, Ltd.,
H Shares	979,710	2,532,500
China Telecom Corp., Ltd., ADR (L)	42,120	1,942,996
China Telecom Corp., Ltd., H Shares	356,900	163,713
		5,201,491
France - 6.1%
AXA SA	85,875	2,164,813
BNP Paribas SA	50,438	3,209,780
Cie Generale des Etablissements Michelin	13,207	1,468,079
Credit Agricole SA	234,998	2,908,975
Sanofi	36,154	2,923,610
TOTAL SA	22,666	1,162,591
		13,837,848
Germany - 5.9%
Deutsche Lufthansa AG (L)	279,266	3,599,956
Innogy SE (I)(S)	82,020	2,850,039
Merck KGaA	20,692	2,154,477
METRO AG	72,120	2,397,070
Siemens AG	18,939	2,318,898
		13,320,440
Hong Kong - 1.2%
China Mobile, Ltd.	89,250	940,978
Kunlun Energy Company, Ltd.	2,498,940	1,861,816
		2,802,794
India - 0.7%
Hero MotoCorp, Ltd.	33,420	1,490,656
Ireland - 1.6%
CRH PLC (I)	64,877	2,237,781
Medtronic PLC	18,300	1,303,511
		3,541,292
Israel - 2.0%
Teva Pharmaceutical Industries, Ltd., ADR	127,500	4,621,875
Italy - 1.8%
Eni SpA	224,262	3,635,540
UniCredit SpA	193,862	556,722
		4,192,262
Japan - 4.7%
Konica Minolta, Inc.	116,240	1,152,020
Nissan Motor Company, Ltd.	231,950	2,326,724
Panasonic Corp.	228,570	2,318,193
SoftBank Group Corp.	51,900	3,434,434
Toshiba Corp. (I)	626,960	1,514,449
		10,745,820
Netherlands - 6.4%
Aegon NV	455,766	2,503,827
Akzo Nobel NV	32,567	2,035,015
ING Groep NV (I)	168,766	2,376,023
QIAGEN NV (I)	58,155	1,629,703
Royal Dutch Shell PLC, B Shares	204,205	5,867,234
		14,411,802
Portugal - 1.0%
Galp Energia SGPS SA	158,856	2,368,271

The accompanying notes are an integral part of the financial statements.	45

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Global Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Russia - 1.1%
MMC Norilsk Nickel PJSC, ADR	141,859	$2,400,254
Singapore - 1.5%
DBS Group Holdings, Ltd.	139,590	1,665,426
Singapore Telecommunications, Ltd.	670,510	1,674,186
		3,339,612
South Korea - 5.8%
Hyundai Motor Company	26,980	3,254,801
KB Financial Group, Inc., ADR	92,328	3,258,255
Samsung Electronics Company, Ltd.	4,390	6,533,695
		13,046,751
Spain - 0.9%
Telefonica SA	226,344	2,089,696
Sweden - 2.2%
Getinge AB, B Shares	121,594	1,948,300
Telefonaktiebolaget LM Ericsson,
B Shares	500,467	2,933,223
		4,881,523
Switzerland - 3.3%
Credit Suisse Group AG (I)	148,115	2,116,716
Glencore PLC (I)	379,500	1,282,294
Roche Holding AG	12,842	2,927,367
UBS Group AG	79,600	1,244,583
		7,570,960
Taiwan - 0.2%
Catcher Technology Company, Ltd.	78,520	542,706
Thailand - 0.3%
Bangkok Bank PCL	24,000	107,883
Bangkok Bank PCL, NVDR	126,340	560,945
		668,828
Turkey - 0.4%
Turkcell Iletisim Hizmetleri AS,
ADR (I)(L)	119,915	827,414
United Kingdom - 8.7%
BAE Systems PLC	297,184	2,161,595
Barclays PLC	954,470	2,619,413
BP PLC	552,738	3,462,056
HSBC Holdings PLC	359,799	2,877,042
Sky PLC	261,019	3,182,085
Standard Chartered PLC (I)	414,528	3,380,463
Tesco PLC (I)	412,194	1,051,018
Vodafone Group PLC	399,385	982,844
		19,716,516
United States - 31.5%
Allergan PLC (I)	15,948	3,349,239
Alphabet, Inc., Class A (I)	4,040	3,201,498
American International Group, Inc.	54,670	3,570,498
AmerisourceBergen Corp.	6,446	504,013
Amgen, Inc.	29,210	4,270,794
Apache Corp.	34,700	2,202,409
Apple, Inc.	28,440	3,293,921
Capital One Financial Corp.	31,060	2,709,674
Cardinal Health, Inc.	13,200	950,004
Celgene Corp. (I)	5,360	620,420
Cisco Systems, Inc.	87,860	2,655,129
Citigroup, Inc.	91,280	5,424,770
Comcast Corp., Class A	49,090	3,389,665
ConocoPhillips	34,660	1,737,852
Eli Lilly & Company	30,870	2,270,489

Global Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United States (continued)
First Solar, Inc. (I)	44,300	$1,421,587
Gilead Sciences, Inc.	46,960	3,362,806
Halliburton Company	28,770	1,556,169
Hewlett Packard Enterprise Company	68,930	1,595,040
JPMorgan Chase & Co.	47,910	4,134,154
Microsoft Corp.	57,220	3,555,651
Navistar International Corp. (I)	95,570	2,998,031
NetScout Systems, Inc. (I)	1,000	31,500
Oracle Corp.	115,350	4,435,208
SunTrust Banks, Inc.	66,940	3,671,659
Tiffany & Company (L)	14,840	1,149,061
Twenty-First Century Fox, Inc., Class A	80,700	2,262,828
United Parcel Service, Inc., Class B	10,030	1,149,839
		71,473,908
TOTAL COMMON STOCKS (Cost $192,935,456)		$203,672,319

CORPORATE BONDS - 1.0%
United States - 1.0%
Chesapeake Energy Corp.
8.000%, 12/15/2022 (S)	$2,191,000	2,367,376
TOTAL CORPORATE BONDS (Cost $2,105,615)		$2,367,376

SECURITIES LENDING COLLATERAL - 2.3%
John Hancock
Collateral Trust, 0.7390% (W)(Y)	510,427	5,107,584
TOTAL SECURITIES LENDING
COLLATERAL (Cost $5,107,703)		$5,107,584

SHORT-TERM INVESTMENTS - 9.2%
U.S. Government Agency - 9.2%
Federal Farm Credit Bank Discount Note
0.350%, 01/03/2017 *	$13,900,000	13,900,000
Federal Home Loan Mortgage Corp.
Discount Note 0.450%,01/03/2017 *	7,000,000	7,000,000
		20,900,000
TOTAL SHORT-TERM INVESTMENTS (Cost $20,899,555)		$20,900,000
Total Investments (Global Trust)
(Cost $221,048,329) - 102.4%		$232,047,279
Other assets and liabilities, net - (2.4%)		(5,394,297)
TOTAL NET ASSETS - 100.0%		$226,652,982

Health Sciences Trust

	Shares or Principal Amount	Value
COMMON STOCKS - 98.2%
Consumer discretionary - 0.1%
Specialty retail - 0.1%
Jand, Inc., Class A (I)(R)	14,867	$147,629
Consumer staples - 2.1%
Food and staples retailing - 2.1%
CVS Health Corp.	4,587	361,960
Walgreens Boots Alliance, Inc.	61,421	5,083,202
		5,445,162
Health care - 95.8%
Biotechnology - 35.0%
AbbVie, Inc.	45,716	2,862,736
ACADIA Pharmaceuticals, Inc. (I)	45,283	1,305,962

The accompanying notes are an integral part of the financial statements.	46

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Acceleron Pharma, Inc. (I)	27,700	$706,904
Acerta Pharma BV, Class B (I)(R)	4,276,305	317,729
Acorda Therapeutics, Inc. (I)	9,100	171,080
Advanced Accelerator Applications SA,
ADR (I)	25,323	677,643
Aevi Genomic Medicine, Inc. (I)	16,200	83,916
Agios Pharmaceuticals, Inc. (I)	12,000	500,760
Aimmune Therapeutics, Inc. (I)	14,986	306,464
Alder Biopharmaceuticals, Inc. (I)	7,700	160,160
Alexion Pharmaceuticals, Inc. (I)	60,754	7,433,252
Alkermes PLC (I)	48,091	2,672,898
Alnylam Pharmaceuticals, Inc. (I)	22,500	842,400
Amgen, Inc.	17,100	2,500,191
Amicus Therapeutics, Inc. (I)	66,262	329,322
Aquinox Pharmaceuticals, Inc. (I)	36,338	599,940
Ardelyx, Inc. (I)	20,200	286,840
ARIAD Pharmaceuticals, Inc. (I)	38,072	473,616
Array BioPharma, Inc. (I)	49,959	439,140
Audentes Therapeutics, Inc. (I)	7,008	127,139
Audentes Therapeutics, Inc. (I)	5,100	93,177
Avexis, Inc. (I)	14,120	673,948
Axovant Sciences, Ltd. (I)	45,565	565,917
BeiGene, Ltd., ADR (I)	13,236	401,845
Bellicum Pharmaceuticals, Inc. (I)	14,153	192,764
Biogen, Inc. (I)	20,855	5,914,061
BioMarin Pharmaceutical, Inc. (I)	16,900	1,399,996
Bluebird Bio, Inc. (I)	27,444	1,693,295
Blueprint Medicines Corp. (I)	7,297	204,681
Celgene Corp. (I)	35,732	4,135,979
Clovis Oncology, Inc. (I)	7,856	348,964
Coherus Biosciences, Inc. (I)	16,542	465,657
CoLucid Pharmaceuticals, Inc. (I)	21,567	785,039
Corvus Pharmaceuticals, Inc. (I)	10,702	153,039
DBV Technologies SA, ADR (I)	1,665	58,491
Dyax Corp. (I)	62,700	153,615
Editas Medicine, Inc. (I)	14,834	240,756
Exelixis, Inc. (I)	86,958	1,296,544
FibroGen, Inc. (I)	13,100	280,340
Gilead Sciences, Inc.	67,000	4,797,870
Incyte Corp. (I)	51,000	5,113,770
Innate Pharma SA (I)	8,976	137,775
Inotek Pharmaceuticals Corp. (I)	19,400	118,340
Insmed, Inc. (I)	101,800	1,346,814
Intercept Pharmaceuticals, Inc. (I)	1,900	206,435
Ionis Pharmaceuticals, Inc. (I)	10,600	506,998
Ironwood Pharmaceuticals, Inc. (I)	123,887	1,894,232
Juno Therapeutics, Inc. (I)	16,700	314,795
Kite Pharma, Inc. (I)	11,754	527,049
Ligand Pharmaceuticals, Inc. (I)	3,900	396,279
Merus BV (I)	8,300	175,213
Minerva Neurosciences, Inc. (I)	12,789	150,271
Neurocrine Biosciences, Inc. (I)	53,600	2,074,320
Ophthotech Corp. (I)	4,976	24,034
Otonomy, Inc. (I)	5,998	95,368
Proteostasis Therapeutics, Inc. (I)	4,400	53,944
Prothena Corp. PLC (I)	42,148	2,073,260
Puma Biotechnology, Inc. (I)	9,984	306,509
Radius Health, Inc. (I)	24,900	946,947
Regeneron Pharmaceuticals, Inc. (I)	15,600	5,726,604
REGENXBIO, Inc. (I)	7,205	133,653
Retrophin, Inc. (I)	12,200	230,946
Sage Therapeutics, Inc. (I)	25,727	1,313,621

Health Sciences Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Sarepta Therapeutics, Inc. (I)	7,300	$200,239
Seattle Genetics, Inc. (I)	8,038	424,165
Seres Therapeutics, Inc. (I)	8,034	79,537
Shire PLC, ADR	24,680	4,204,978
Spark Therapeutics, Inc. (I)	30,783	1,536,072
TESARO, Inc. (I)	57,308	7,706,780
Ultragenyx Pharmaceutical, Inc. (I)	17,569	1,235,276
Vertex Pharmaceuticals, Inc. (I)	66,808	4,921,745
Xencor, Inc. (I)	23,712	624,100
		91,454,139
Health care equipment and supplies - 15.6%
Abbott Laboratories	12,300	472,443
Align Technology, Inc. (I)	8,100	778,653
Becton, Dickinson and Company	59,922	9,920,087
Danaher Corp.	20,200	1,572,368
DENTSPLY SIRONA, Inc.	15,205	877,785
DexCom, Inc. (I)	21,800	1,301,460
Endologix, Inc. (I)	21,000	120,120
GenMark Diagnostics, Inc. (I)	48,300	591,192
Hologic, Inc. (I)	68,500	2,748,220
Intuitive Surgical, Inc. (I)	10,900	6,912,453
K2M Group Holdings, Inc. (I)	10,380	208,015
Lantheus Holdings, Inc. (I)	77,367	665,356
Medtronic PLC	34,993	2,492,551
Nevro Corp. (I)	1,600	116,256
Oxford Immunotec Global PLC (I)	7,700	115,115
Stryker Corp.	41,600	4,984,096
Teleflex, Inc.	5,900	950,785
The Cooper Companies, Inc.	11,835	2,070,297
West Pharmaceutical Services, Inc.	24,900	2,112,267
Wright Medical Group NV (I)	79,962	1,837,527
		40,847,046
Health care providers and services - 24.3%
Acadia Healthcare Company, Inc. (I)	43,300	1,433,230
Aetna, Inc.	60,281	7,475,447
Anthem, Inc.	34,500	4,960,065
Centene Corp. (I)	72,908	4,120,031
Cigna Corp.	57,500	7,669,925
DaVita, Inc. (I)	46,900	3,010,980
Diplomat Pharmacy, Inc. (I)	7,599	95,747
Envision Healthcare Corp. (I)	22,477	1,422,569
Fresenius Medical Care AG &
Company KGaA	4,266	360,566
HCA Holdings, Inc. (I)	55,407	4,101,226
Henry Schein, Inc. (I)	9,660	1,465,519
Humana, Inc.	35,831	7,310,599
McKesson Corp.	20,694	2,906,472
UnitedHealth Group, Inc.	85,600	13,699,424
Universal American Corp. (I)	3,681	36,626
Universal Health Services, Inc., Class B	18,753	1,994,944
WellCare Health Plans, Inc. (I)	9,300	1,274,844
		63,338,214
Health care technology - 0.6%
athenahealth, Inc. (I)	11,443	1,203,460
HMS Holdings Corp. (I)	15,800	286,928
		1,490,388
Life sciences tools and services - 5.5%
Agilent Technologies, Inc.	112,200	5,111,832
Bruker Corp.	39,602	838,770
Illumina, Inc. (I)	2,317	296,669

The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services (continued)
Mettler-Toledo International, Inc. (I)	3,000	$1,255,680
Thermo Fisher Scientific, Inc.	47,900	6,758,690
		14,261,641
Pharmaceuticals - 14.8%
Allergan PLC (I)	39,940	8,387,799
Astellas Pharma, Inc.	83,700	1,161,199
AstraZeneca PLC, ADR	97,900	2,674,628
Bristol-Myers Squibb Company	80,044	4,677,771
Catalent, Inc. (I)	14,640	394,694
Chugai Pharmaceutical Company, Ltd.	37,100	1,064,178
Eisai Company, Ltd.	4,700	269,345
Eli Lilly & Company	37,989	2,794,091
Endo International PLC (I)	12,200	200,934
GW Pharmaceuticals PLC, ADR (I)	6,593	736,768
Intra-Cellular Therapies, Inc. (I)	6,600	99,594
Mallinckrodt PLC (I)	62,296	3,103,587
Merck & Company, Inc.	74,700	4,397,589
Mylan NV (I)	5,900	225,085
Nektar Therapeutics (I)	8,400	103,068
Pacira Pharmaceuticals, Inc. (I)	9,002	290,765
Roche Holding AG	4,953	1,129,049
RPI International Holdings LP (R)	3,056	360,309
Sanofi	15,850	1,281,713
Teva Pharmaceutical Industries,
Ltd., ADR	79,100	2,867,375
TherapeuticsMD, Inc. (I)	212,200	1,224,394
WaVe Life Sciences, Ltd. (I)	2,900	75,835
Zeneca, Inc. (I)	13,151	8,088
Zoetis, Inc.	18,500	990,305
		38,518,163
		249,909,591
Industrials - 0.2%
Commercial services and supplies - 0.1%
Healthcare Services Group, Inc.	4,745	185,862
Machinery - 0.1%
Fortive Corp.	10,450	560,434
		746,296
TOTAL COMMON STOCKS (Cost $234,277,952)		$256,248,678

PREFERRED SECURITIES - 0.6%
Consumer discretionary - 0.1%
Specialty retail - 0.1%
Jand, Inc., Series D (I)(R)	33,198	329,656
Health care - 0.4%
Biotechnology - 0.1%
Ardelyx, Inc. (I)	3,128	44,418
Ovid Therapeutics, Inc., Series B (I)(R)	13,746	55,671
Pharmaceuticals - 0.3%
Allergan PLC, 5.500%	1,111	847,093
		947,182
Information technology - 0.1%
Software - 0.1%
Doximity, Inc. (I)(R)	31,611	165,926
TOTAL PREFERRED SECURITIES (Cost $1,596,651)		$1,442,764

Health Sciences Trust (continued)

	Shares or Principal Amount	Value
CONVERTIBLE BONDS - 0.2%
Health care - 0.2%
Biotechnology - 0.2%
Ironwood Pharmaceuticals, Inc.
2.250%, 06/15/2022	$376,000	$430,285
TOTAL CONVERTIBLE BONDS (Cost $376,000)		$430,285
RIGHTS - 0.0%
Wright Medical Group NV (Expiration
Date: 01/02/2024) (I)(N)	3,500	4,620
TOTAL RIGHTS (Cost $8,750)		$4,620

SHORT-TERM INVESTMENTS - 1.4%
Money market funds - 1.4%
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
0.4218% (Y)	683,256	683,256
T. Rowe Price Government Money Fund,
0.4456% (Y)	2,966,016	2,966,016
		3,649,272
TOTAL SHORT-TERM INVESTMENTS (Cost $3,649,272)		$3,649,272
Total Investments (Health Sciences Trust)
(Cost $239,908,625) - 100.4%		$261,775,619
Other assets and liabilities, net - (0.4%)		(923,375)
TOTAL NET ASSETS - 100.0%		$260,852,244

International Equity Index Trust B

	Shares or Principal Amount	Value
COMMON STOCKS - 96.8%
Australia - 5.3%
AGL Energy, Ltd.	22,581	$359,275
Alumina, Ltd. (L)	102,919	134,577
Amcor, Ltd.	39,713	427,425
AMP, Ltd.	98,917	358,757
APA Group	35,920	221,746
Aristocrat Leisure, Ltd.	18,777	209,488
ASX, Ltd.	6,730	241,103
Aurizon Holdings, Ltd.	67,567	245,662
AusNet Services	45,502	51,800
Australia & New Zealand Banking
Group, Ltd.	98,905	2,165,151
Bank of Queensland, Ltd.	15,656	133,797
Bendigo & Adelaide Bank, Ltd.	19,027	174,055
BHP Billiton PLC	70,609	1,124,315
BHP Billiton, Ltd.	109,737	1,965,924
Boral, Ltd.	44,421	172,935
Brambles, Ltd.	50,911	454,335
Caltex Australia, Ltd.	9,411	206,343
Challenger, Ltd.	19,540	157,882
CIMIC Group, Ltd.	3,702	93,147
Coca-Cola Amatil, Ltd.	16,634	121,311
Cochlear, Ltd.	2,020	178,287
Commonwealth Bank of Australia	57,910	3,435,466
Computershare, Ltd.	16,916	151,772
Crown Resorts, Ltd.	14,609	121,757
CSL, Ltd.	15,926	1,151,768
Dexus Property Group	30,665	212,730
Domino’s Pizza Enterprises, Ltd.	2,059	96,286
DUET Group	79,613	157,223
Flight Centre Travel Group, Ltd. (L)	2,493	56,184

The accompanying notes are an integral part of the financial statements.	48

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Fortescue Metals Group, Ltd.	50,633	$211,596
Goodman Group	66,010	339,003
Harvey Norman Holdings, Ltd.	15,848	58,721
Healthscope, Ltd.	65,916	108,660
Incitec Pivot, Ltd.	50,454	130,554
Insurance Australia Group, Ltd.	87,472	377,209
LendLease Group	20,344	213,786
Macquarie Group, Ltd.	9,924	621,661
Medibank Pvt, Ltd.	94,782	192,565
Mirvac Group	125,759	193,128
National Australia Bank, Ltd.	89,595	1,979,023
Newcrest Mining, Ltd.	27,130	389,020
Oil Search, Ltd.	47,003	241,914
Orica, Ltd.	13,519	171,815
Origin Energy, Ltd.	53,340	252,366
Qantas Airways, Ltd.	11,580	27,740
QBE Insurance Group, Ltd.	44,109	394,104
Ramsay Health Care, Ltd.	5,134	252,422
REA Group, Ltd.	2,460	97,761
Santos, Ltd.	55,812	160,774
Scentre Group	184,773	618,526
SEEK, Ltd.	11,910	127,558
Sonic Healthcare, Ltd.	14,194	218,446
South32, Ltd.	112,851	222,154
South32, Ltd. (London Stock Exchange)	74,597	145,968
Stockland	78,546	259,492
Suncorp Group, Ltd.	41,061	399,817
Sydney Airport	43,802	189,069
Tabcorp Holdings, Ltd.	36,319	125,827
Tatts Group, Ltd.	57,103	184,007
Telstra Corp., Ltd.	147,901	543,490
The GPT Group	65,090	235,987
TPG Telecom, Ltd. (L)	12,913	63,392
Transurban Group	68,305	508,348
Treasury Wine Estates, Ltd.	27,796	213,825
Vicinity Centres	108,802	234,634
Vocus Communications, Ltd.	20,074	55,901
Wesfarmers, Ltd.	38,600	1,171,587
Westfield Corp. (I)	69,727	471,456
Westpac Banking Corp.	112,787	2,647,557
Woodside Petroleum, Ltd.	23,956	536,574
Woolworths, Ltd.	43,953	762,922
		30,930,860
Austria - 0.1%
ANDRITZ AG	2,752	137,913
Erste Group Bank AG (I)	8,613	251,821
Immoeast AG (I)	16,437	0
OMV AG	5,543	195,412
Raiffeisen Bank International AG (I)	2,225	40,560
voestalpine AG	4,357	170,373
		796,079
Belgium - 0.8%
Ageas	7,799	308,271
Anheuser-Busch InBev SA	25,516	2,700,724
Colruyt SA	2,769	136,858
Groupe Bruxelles Lambert SA	3,135	262,657
KBC Groep NV	8,597	531,192
Proximus SADP	5,996	172,366
Solvay SA	2,881	336,809
Telenet Group Holding NV (I)	2,144	118,835
UCB SA	3,593	229,884
Umicore SA	3,265	185,751
		4,983,347

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Brazil - 1.0%
Ambev SA	154,630	$777,734
Banco Bradesco SA	26,372	235,479
Banco do Brasil SA	26,713	229,989
Banco Santander Brasil SA	14,000	126,757
BB Seguridade Participacoes SA	24,400	211,771
BM&F Bovespa SA	55,376	280,172
BR Malls Participacoes SA (I)	20,033	73,461
Braskem SA, ADR	1,584	33,597
BRF SA	19,720	291,828
CCR SA	26,900	131,542
Centrais Eletricas Brasileiras SA,
ADR (I)	1,429	10,903
CETIP SA - Mercados Organizados	6,214	85,072
Cia Brasileira de Distribuicao, ADR	628	10,393
Cia de Saneamento Basico do Estado de
Sao Paulo	9,470	83,584
Cia Siderurgica Nacional SA (I)	16,100	53,218
Cia Siderurgica Nacional SA, ADR (I)(L)	11,800	38,114
Cielo SA	32,884	281,191
Cosan SA Industria e Comercio	2,611	30,540
CPFL Energia SA	4,848	37,505
Duratex SA (I)	12,966	27,072
EDP - Energias do Brasil SA	11,126	45,721
Embraer SA	10,800	52,994
Embraer SA, ADR	2,626	50,551
Engie Brasil Energia SA	3,900	41,847
Equatorial Energia SA	6,700	111,783
Fibria Celulose SA	3,172	31,098
Fibria Celulose SA, ADR	6,862	65,944
Hypermarcas SA	10,008	80,146
JBS SA	15,473	54,111
Klabin SA	17,800	96,905
Kroton Educacional SA	47,780	195,136
Localiza Rent a Car SA	5,576	58,517
Lojas Renner SA	19,700	139,915
M Dias Branco SA	800	28,249
Multiplan Empreendimentos
Imobiliarios SA	3,152	57,317
Natura Cosmeticos SA	6,500	45,916
Odontoprev SA	3,800	14,691
Petroleo Brasileiro SA (I)	97,329	504,486
Porto Seguro SA	4,419	36,477
Qualicorp SA	4,950	29,226
Raia Drogasil SA	8,100	152,154
Rumo Logistica Operadora Multimodal
SA (I)	19,396	36,465
Sul America SA	6,310	34,864
Telefonica Brasil SA, ADR	6,017	80,507
Tim Participacoes SA	21,320	51,228
Ultrapar Participacoes SA	12,100	254,050
Vale SA	40,700	319,414
WEG SA	15,260	72,525
		5,792,159
Canada - 6.9%
Agnico Eagle Mines, Ltd.	7,200	302,715
Agrium, Inc.	4,600	462,381
Alimentation Couche-Tard, Inc., Class B	14,400	652,942
AltaGas, Ltd.	6,200	156,541
ARC Resources, Ltd.	11,900	204,826
Atco, Ltd., Class I	2,800	93,135
Bank of Montreal	21,500	1,546,386
Barrick Gold Corp.	37,940	607,255
BCE, Inc. (L)	5,424	234,428

The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
BlackBerry, Ltd. (I)	19,900	$136,950
Bombardier, Inc., Class B (I)	67,600	108,752
Brookfield Asset Management, Inc.,
Class A	28,648	945,225
CAE, Inc.	8,000	111,898
Cameco Corp. (L)	11,400	119,209
Canadian Imperial Bank of Commerce	13,000	1,060,798
Canadian National Railway Company	26,000	1,749,793
Canadian Natural Resources, Ltd.	37,360	1,190,656
Canadian Pacific Railway, Ltd.	4,800	684,831
Canadian Tire Corp., Ltd., Class A	2,200	228,201
Canadian Utilities, Ltd., Class A	4,800	129,380
CCL Industries, Inc., Class B	1,000	196,477
Cenovus Energy, Inc.	27,000	408,223
CGI Group, Inc., Class A (I)	7,000	335,962
CI Financial Corp.	8,400	180,619
Constellation Software, Inc.	600	272,649
Crescent Point Energy Corp.	17,300	235,151
Dollarama, Inc.	4,000	293,092
ECN Capital Corp. (L)	13,200	32,443
Eldorado Gold Corp. (I)	25,100	80,760
Element Fleet Management Corp.	13,200	122,498
Empire Company, Ltd.	5,700	66,737
Enbridge, Inc.	31,600	1,329,758
Encana Corp.	30,700	360,356
Fairfax Financial Holdings, Ltd.	800	386,400
Finning International, Inc.	4,900	95,945
First Capital Realty, Inc.	4,700	72,356
First Quantum Minerals, Ltd.	24,054	239,169
Fortis, Inc.	10,100	311,880
Franco-Nevada Corp.	6,300	376,691
George Weston, Ltd.	1,600	135,362
Gildan Activewear, Inc.	7,900	200,582
Goldcorp, Inc.	27,184	370,107
Great-West Lifeco, Inc.	9,500	248,847
H&R Real Estate Investment Trust	5,700	94,968
Husky Energy, Inc. (I)	10,197	123,717
Hydro One, Ltd. (S)	7,000	122,936
IGM Financial, Inc.	3,300	93,889
Imperial Oil, Ltd.	10,630	369,811
Industrial Alliance Insurance & Financial
Services, Inc.	3,500	139,176
Intact Financial Corp.	4,200	300,614
Inter Pipeline, Ltd. (L)	11,700	258,286
Keyera Corp.	6,800	204,914
Kinross Gold Corp. (I)	43,729	136,465
Linamar Corp.	1,700	73,044
Loblaw Companies, Ltd.	7,840	413,649
Magna International, Inc.	12,900	560,139
Manulife Financial Corp. (O)	65,100	1,159,305
Methanex Corp.	3,500	153,514
Metro, Inc.	8,600	257,235
National Bank of Canada	11,800	479,242
Onex Corp.	2,600	176,955
Open Text Corp.	3,900	240,858
Pembina Pipeline Corp.	13,300	415,647
Peyto Exploration & Development Corp.	6,000	148,408
Potash Corp. of Saskatchewan, Inc.	29,500	533,687
Power Corp. of Canada	11,700	261,859
Power Financial Corp.	9,000	224,958
PrairieSky Royalty, Ltd.	7,947	189,049
Restaurant Brands International, Inc.	7,846	373,703
RioCan Real Estate Investment Trust	5,300	105,120
Rogers Communications, Inc., Class B	12,400	478,305

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Royal Bank of Canada	50,000	$3,383,979
Saputo, Inc.	9,100	322,006
Seven Generations Energy, Ltd.,
Class A (I)	6,800	158,573
Shaw Communications, Inc., Class B	14,600	292,946
Silver Wheaton Corp.	15,500	299,460
Smart Real Estate Investment Trust	2,800	67,338
SNC-Lavalin Group, Inc.	5,300	228,121
Sun Life Financial, Inc.	20,100	771,724
Suncor Energy, Inc.	55,535	1,815,802
Teck Resources, Ltd., Class B	19,761	395,470
TELUS Corp.	6,100	194,224
The Bank of Nova Scotia	40,000	2,227,237
The Jean Coutu Group PJC, Inc., Class A	2,900	45,185
The Toronto-Dominion Bank	62,200	3,067,727
Tourmaline Oil Corp. (I)	7,400	197,918
TransCanada Corp.	24,100	1,086,667
Turquoise Hill Resources, Ltd. (I)	40,020	128,467
Veresen, Inc.	12,100	118,148
Vermilion Energy, Inc.	4,000	168,294
Waste Connections, Inc.	1,782	139,810
West Fraser Timber Company, Ltd.	2,400	85,818
Yamana Gold, Inc.	36,544	102,611
		40,465,344
Chile - 0.3%
Antofagasta PLC (L)	15,103	125,048
Banco Santander Chile, ADR	13,061	285,644
Cencosud SA	61,383	172,276
Cia Cervecerias Unidas SA, ADR	6,197	130,013
Empresa Nacional de Electricidad
SA, ADR	6,770	131,609
Enel Americas SA, ADR	37,803	310,359
Enel Chile SA	26,429	120,252
Itau CorpBanca, ADR	2,999	37,308
Latam Airlines Group SA, ADR (I)	11,197	91,591
Sociedad Quimica y Minera de
Chile SA, ADR	4,454	127,607
		1,531,707
China - 4.9%
58.com, Inc., ADR (I)	1,500	42,000
AAC Technologies Holdings, Inc.	27,342	247,493
Agricultural Bank of China, Ltd.,
H Shares	807,000	329,350
Air China, Ltd., H Shares	84,534	53,699
Alibaba Group Holding, Ltd., ADR (I)	37,400	3,284,094
Aluminum Corp. of China, Ltd.,
H Shares (I)(L)	185,220	75,865
Anhui Conch Cement Company, Ltd.,
H Shares (L)	56,790	153,684
ANTA Sports Products, Ltd. (L)	17,000	50,521
AviChina Industry & Technology
Company, Ltd., H Shares	72,000	49,389
Baidu, Inc., ADR (I)	9,000	1,479,690
Bank of China, Ltd., H Shares	2,759,563	1,216,763
Bank of Communications Company, Ltd.,
H Shares	337,527	242,748
Beijing Capital International Airport
Company, Ltd., H Shares	52,789	53,212
Belle International Holdings, Ltd.	185,860	104,113
BYD Company, Ltd., H Shares (L)	24,105	126,354
CGN Power Company, Ltd., H
Shares (S)	226,000	61,766

The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
China Cinda Asset Management
Company, Ltd., H Shares	304,800	$109,753
China CITIC Bank Corp., Ltd., H Shares	310,800	196,670
China Coal Energy Company, Ltd.,
H Shares (I)(L)	69,000	32,556
China Communications
Construction Company, Ltd., H Shares	152,335	174,106
China Communications Services Corp.,
Ltd., H Shares	129,600	82,344
China Conch Venture Holdings, Ltd.	46,400	82,405
China Construction Bank Corp., H Shares	2,823,914	2,162,639
China Everbright Bank Company, Ltd.,
H Shares	120,000	54,443
China Evergrande Group	148,959	92,327
China Galaxy Securities Company, Ltd.,
H Shares	129,500	116,087
China Huarong Asset Management
Company, Ltd. (I)(S)	167,700	60,233
China Huishan Dairy Holdings Company,
Ltd. (L)	225,000	87,265
China Life Insurance Company, Ltd.,
H Shares	258,624	668,530
China Longyuan Power Group Corp.,
H Shares	99,000	76,928
China Medical System Holdings, Ltd.	37,300	58,889
China Mengniu Dairy Company, Ltd.	89,004	170,661
China Merchants Bank Company, Ltd.,
H Shares	130,823	305,098
China Minsheng Banking Corp., Ltd.,
H Shares	202,080	215,026
China National Building Material
Company, Ltd., H Shares	116,000	56,177
China Oilfield Services, Ltd., H Shares	56,000	51,686
China Pacific Insurance Group Company,
Ltd., H Shares	90,500	313,292
China Petroleum & Chemical Corp.,
H Shares	881,361	620,714
China Railway Construction Corp.,
H Shares	67,500	86,498
China Railway Group, Ltd., H Shares	179,000	146,273
China Shenhua Energy Company, Ltd.,
H Shares	127,500	238,325
China Southern Airlines Company, Ltd.,
H Shares	64,000	33,116
China Telecom Corp., Ltd., H Shares	481,604	220,916
China Vanke Company, Ltd., H Shares	45,400	103,206
Chongqing Rural Commercial Bank
Company, Ltd., H Shares	88,000	51,479
CITIC Securities Company, Ltd.,
H Shares	75,500	152,564
CNOOC, Ltd.	621,258	772,059
Country Garden Holdings Company, Ltd.	237,574	132,421
CRRC Corp., Ltd., H Shares	164,150	146,607
CSPC Pharmaceutical Group, Ltd.	144,000	153,328
Ctrip.com International, Ltd., ADR (I)	11,300	452,000
Dongfeng Motor Group Company, Ltd.,
H Shares	123,220	119,703
ENN Energy Holdings, Ltd.	26,000	106,528
Fosun International, Ltd.	60,000	84,580
Geely Automobile Holdings, Ltd.	75,000	71,284
GF Securities Company, Ltd., H Shares	32,600	67,647
GOME Electrical Appliances
Holding, Ltd.	386,127	46,666

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Great Wall Motor Company, Ltd.,
H Shares	72,000	$66,790
Guangzhou Automobile Group Company,
Ltd., H Shares	101,650	122,506
Guangzhou R&F Properties Company,
Ltd., H Shares	43,600	52,501
Haitong Securities Company, Ltd.,
H Shares	113,200	192,858
Hengan International Group
Company, Ltd.	25,000	183,104
Huaneng Power International, Inc.,
H Shares	149,436	98,640
Huatai Securities Company, Ltd.,
H Shares (S)	29,600	56,121
Industrial & Commercial Bank of China,
Ltd., H Shares	2,475,735	1,476,113
JD.com, Inc., ADR (I)	22,400	569,856
Jiangsu Expressway Company, Ltd.,
H Shares	41,145	51,875
Jiangxi Copper Company, Ltd., H Shares	54,075	75,058
Kingsoft Corp., Ltd.	23,000	46,935
Lenovo Group, Ltd.	217,436	131,072
Longfor Properties Company, Ltd.	53,600	67,795
NetEase, Inc., ADR	2,600	559,884
New China Life Insurance Company,
Ltd., H Shares	24,900	113,385
New Oriental Education & Technology
Group, Inc., ADR (I)	4,100	172,610
PetroChina Company, Ltd., H Shares	734,261	545,321
PICC Property & Casualty Company,
Ltd., H Shares	126,242	195,255
Ping An Insurance Group Company of
China, Ltd., H Shares	179,290	890,728
Semiconductor Manufacturing
International Corp. (I)(L)	83,900	131,166
Shandong Weigao Group Medical
Polymer Company, Ltd., H Shares	80,000	53,280
Shanghai Electric Group Company, Ltd.,
H Shares (I)	144,864	64,550
Shenzhou International Group
Holdings, Ltd.	24,000	151,312
SINA Corp. (I)	1,900	115,501
Sino-Ocean Group Holding, Ltd.	177,213	78,966
Sinopec Shanghai Petrochemical
Company, Ltd., H Shares	119,901	64,718
Sinopharm Group Company, Ltd.,
H Shares	30,000	122,950
SOHO China, Ltd.	140,000	68,722
Sunny Optical Technology Group
Company, Ltd.	23,900	104,180
TAL Education Group, ADR (I)	1,400	98,210
Tencent Holdings, Ltd.	189,300	4,589,979
The People’s Insurance Company Group
of China, Ltd., H Shares	226,000	88,610
Tingyi Cayman Islands Holding Corp.	76,000	92,137
Tsingtao Brewery Company, Ltd.,
H Shares	12,000	45,202
Vipshop Holdings, Ltd., ADR (I)	13,500	148,635
Want Want China Holdings, Ltd. (L)	243,000	155,192
Weichai Power Company, Ltd., H Shares	39,360	60,360
Yangzijiang Shipbuilding Holdings, Ltd.	65,000	36,446
Yanzhou Coal Mining Company, Ltd.,
H Shares	85,990	58,301

The accompanying notes are an integral part of the financial statements.	51

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Zhejiang Expressway Company, Ltd.,
H Shares	49,718	$47,332
Zhuzhou CRRC Times Electric
Company, Ltd.	18,000	90,901
Zijin Mining Group Company, Ltd.,
H Shares	285,469	91,034
ZTE Corp., H Shares	25,887	44,805
		28,814,666
Colombia - 0.1%
Bancolombia SA, ADR	15,325	562,121
Ecopetrol SA, ADR (I)	8,500	76,925
		639,046
Czech Republic - 0.0%
CEZ AS	6,817	114,101
Komercni Banka AS	3,440	118,543
		232,644
Denmark - 1.1%
AP Moeller - Maersk A/S, Class A	120	181,094
AP Moeller - Maersk A/S, Class B	245	390,521
Carlsberg A/S, B Shares	3,383	291,375
Chr. Hansen Holding A/S	3,392	187,596
Coloplast A/S, B Shares	4,165	280,549
Danske Bank A/S	24,066	728,087
DONG Energy A/S (I)(S)	2,816	106,520
DSV A/S	6,003	266,595
Genmab A/S (I)	1,792	296,849
ISS A/S	5,377	181,221
Novo Nordisk A/S, B Shares	62,291	2,234,515
Novozymes A/S, B Shares	7,442	256,094
Pandora A/S	3,543	462,503
TDC A/S (I)	31,300	160,455
Tryg A/S	4,500	81,263
Vestas Wind Systems A/S	8,020	519,412
William Demant Holding A/S (I)	5,000	86,847
		6,711,496
Egypt - 0.0%
Commercial International Bank
Egypt SAE	41,265	166,205
Global Telecom Holding SAE (I)	23,717	9,285
Talaat Moustafa Group	51,769	25,923
		201,413
Finland - 0.7%
Elisa OYJ	6,060	196,717
Fortum OYJ	16,798	256,778
Kone OYJ, B Shares	11,934	533,256
Metso OYJ	4,686	133,312
Neste OYJ	4,388	167,919
Nokia OYJ	186,663	895,488
Nokian Renkaat OYJ	3,680	136,815
Orion OYJ, Class B	2,574	114,368
Sampo OYJ, A Shares	15,692	701,476
Stora Enso OYJ, R Shares	20,482	219,097
UPM-Kymmene OYJ	19,972	488,428
Wartsila OYJ ABP	5,074	227,500
		4,071,154
France - 6.8%
Accor SA	5,923	220,648
Aeroports de Paris	1,056	113,084
Air Liquide SA	12,998	1,445,366
Airbus Group SE	19,374	1,279,632

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
France (continued)
Alstom SA (I)	5,147	$141,536
Arkema SA	2,271	221,993
Atos SE	2,977	313,770
AXA SA	65,139	1,642,082
BNP Paribas SA	35,420	2,254,062
Bollore SA (I)	31,174	109,767
Bouygues SA	6,726	240,787
Bureau Veritas SA	8,832	170,938
Capgemini SA	5,485	462,108
Carrefour SA	19,603	471,963
Casino Guichard Perrachon SA	1,872	89,696
Christian Dior SE	1,870	391,788
Cie de Saint-Gobain	16,928	787,449
Cie Generale des Etablissements Michelin	6,094	677,404
CNP Assurances	6,491	120,144
Credit Agricole SA	38,695	478,995
Danone SA	19,734	1,248,743
Dassault Aviation SA	76	84,825
Dassault Systemes	4,082	310,707
Edenred	6,907	136,763
Eiffage SA	1,921	133,801
Electricite de France SA (L)	9,841	100,131
Engie SA	47,847	609,044
Essilor International SA	6,927	781,564
Eurazeo SA	1,521	88,920
Eutelsat Communications SA	6,171	119,333
Fonciere Des Regions	1,157	100,880
Gecina SA	1,027	141,848
Groupe Eurotunnel SE	16,415	155,942
Hermes International	908	372,479
ICADE	923	65,785
Iliad SA	884	169,770
Imerys SA	1,144	86,672
Ingenico Group SA	1,910	152,391
JCDecaux SA (I)(L)	2,889	84,948
Kering	2,533	568,163
Klepierre	7,623	299,116
L’Oreal SA	8,421	1,534,861
Lagardere SCA	4,134	114,741
Legrand SA	8,928	506,534
LVMH Moet Hennessy Louis Vuitton SE	9,336	1,780,116
Natixis SA	31,463	177,180
Orange SA	67,652	1,025,876
Pernod Ricard SA	7,099	768,257
Peugeot SA (I)	13,635	222,076
Publicis Groupe SA	6,415	442,024
Remy Cointreau SA (L)	893	76,117
Renault SA	6,573	583,795
Rexel SA	10,105	166,025
Safran SA	10,522	756,786
Sanofi	38,972	3,151,488
Schneider Electric SE	18,793	1,304,768
SCOR SE	4,682	161,580
SEB SA	756	102,441
SFR Group SA (I)	3,352	94,502
Societe BIC SA	859	116,719
Societe Generale SA	25,702	1,264,204
Sodexo SA	2,979	342,030
Suez	10,572	155,774
Technip SA	3,681	262,205
Thales SA	3,539	342,862
TOTAL SA	75,314	3,863,026
Unibail-Rodamco SE	3,320	791,175
Valeo SA	7,970	457,542

The accompanying notes are an integral part of the financial statements.	52

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
France (continued)
Veolia Environnement SA	15,809	$268,625
Vinci SA	16,448	1,118,873
Vivendi SA	34,469	653,773
Wendel SA	986	118,650
Zodiac Aerospace	6,450	147,905
		40,317,567
Germany - 6.1%
adidas AG	6,318	996,467
Allianz SE	15,278	2,521,457
Axel Springer SE	1,565	75,885
BASF SE	30,706	2,845,732
Bayer AG	27,646	2,880,266
Bayerische Motoren Werke AG	11,069	1,030,926
Beiersdorf AG	3,496	296,140
Brenntag AG	5,216	289,118
Commerzbank AG	37,619	286,424
Continental AG	3,759	724,199
Covestro AG (S)	2,378	162,769
Daimler AG	32,189	2,388,934
Deutsche Bank AG (I)	46,111	836,426
Deutsche Boerse AG (I)	6,452	525,037
Deutsche Lufthansa AG (L)	9,293	119,794
Deutsche Post AG	32,753	1,074,139
Deutsche Telekom AG	108,863	1,867,791
Deutsche Wohnen AG	11,387	357,172
E.ON SE	69,335	487,770
Evonik Industries AG	4,913	146,451
Fraport AG Frankfurt Airport
Services Worldwide	1,295	76,416
Fresenius Medical Care AG &
Company KGaA	7,178	606,693
Fresenius SE & Company KGaA	13,022	1,015,860
GEA Group AG	6,174	247,766
Hannover Rueck SE	2,036	219,945
HeidelbergCement AG	4,956	461,306
Henkel AG & Company KGaA	3,508	365,091
HOCHTIEF AG	698	97,450
HUGO BOSS AG	2,319	141,573
Infineon Technologies AG	37,859	654,868
K+S AG (L)	6,726	160,221
LANXESS AG	3,216	210,595
Linde AG	6,270	1,028,520
MAN SE	2,251	223,427
Merck KGaA	4,363	454,281
METRO AG	6,304	209,528
Muenchener Rueckversicherungs-
Gesellschaft AG	5,408	1,021,455
OSRAM Licht AG	2,942	154,059
ProSiebenSat.1 Media SE	7,728	297,467
RWE AG (I)	16,521	205,004
SAP SE	32,856	2,842,219
Siemens AG	25,671	3,143,167
Symrise AG	4,236	257,371
Telefonica Deutschland Holding AG	27,806	118,855
ThyssenKrupp AG	13,161	312,644
TUI AG	17,680	253,129
Uniper SE (I)	6,933	95,429
United Internet AG	4,503	175,719
Volkswagen AG	1,096	157,304
Vonovia SE	15,732	510,778
Zalando SE (I)	2,963	112,874
		35,743,911

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Greece - 0.1%
Alpha Bank AE (I)	53,207	$106,204
Eurobank Ergasias SA (I)	62,351	42,266
FF Group (I)	1,869	37,798
Hellenic Telecommunications
Organization SA	8,503	79,855
JUMBO SA	5,651	89,539
National Bank of Greece SA (I)	184,167	48,063
OPAP SA	8,113	71,705
Piraeus Bank SA (I)	219,791	48,222
Titan Cement Company SA	2,489	58,345
		581,997
Hong Kong - 3.1%
AIA Group, Ltd.	404,200	2,264,264
Alibaba Health Information Technology,
Ltd. (I)	84,000	42,110
Alibaba Pictures Group, Ltd. (I)(L)	350,000	56,679
ASM Pacific Technology, Ltd.	6,500	68,740
Beijing Enterprises Holdings, Ltd.	19,786	93,133
Beijing Enterprises Water Group, Ltd. (I)	152,000	100,602
BOC Hong Kong Holdings, Ltd.	126,828	451,705
Brilliance China Automotive
Holdings, Ltd.	94,000	129,017
Cathay Pacific Airways, Ltd. (L)	31,782	41,709
Cheung Kong Infrastructure
Holdings, Ltd.	18,772	149,094
Cheung Kong Property Holdings, Ltd.	92,665	565,905
China Everbright International, Ltd.	86,000	97,002
China Everbright, Ltd.	32,216	61,016
China Gas Holdings, Ltd.	74,000	100,211
China Jinmao Holdings Group, Ltd.	74,000	19,872
China Merchants Port Holdings
Company, Ltd.	40,744	100,662
China Mobile, Ltd.	206,030	2,172,211
China Overseas Land & Investment, Ltd.	142,882	375,944
China Power International
Development, Ltd.	111,000	40,080
China Resources Beer Holdings
Company, Ltd. (I)	65,979	130,717
China Resources Gas Group, Ltd.	18,000	50,428
China Resources Land, Ltd.	110,964	248,301
China Resources Power Holdings
Company, Ltd.	68,244	107,940
China State Construction
International Holdings, Ltd.	42,000	62,584
China Taiping Insurance Holdings
Company, Ltd. (I)	60,500	124,032
China Unicom Hong Kong, Ltd.	165,982	192,101
CITIC, Ltd.	149,967	213,576
CK Hutchison Holdings, Ltd.	92,663	1,046,023
CLP Holdings, Ltd.	54,900	503,482
COSCO SHIPPING Ports, Ltd.	91,666	91,861
First Pacific Company, Ltd.	92,250	64,354
Fullshare Holdings, Ltd.	164,900	76,833
Galaxy Entertainment Group, Ltd.	78,000	337,828
GCL-Poly Energy Holdings, Ltd. (I)(L)	161,000	19,232
Guangdong Investment, Ltd.	99,220	130,661
Haier Electronics Group Company, Ltd.	37,000	58,044
Hanergy Thin Film Power Groupd,
Ltd. (I)	428,695	11,886
Hang Lung Group, Ltd.	30,000	104,097
Hang Lung Properties, Ltd.	88,326	186,249
Hang Seng Bank, Ltd.	27,019	501,056

The accompanying notes are an integral part of the financial statements.	53

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Henderson Land Development
Company, Ltd.	45,112	$239,093
HK Electric Investments & HK Electric
Investments, Ltd. (S)	88,500	72,960
HKT Trust & HKT, Ltd.	89,233	109,297
Hong Kong & China Gas Company, Ltd.	269,815	476,545
Hong Kong Exchanges & Clearing, Ltd.	40,398	950,095
Hongkong Land Holdings, Ltd.	39,000	245,690
Hysan Development Company, Ltd.	24,415	100,689
Jardine Matheson Holdings, Ltd.	8,000	441,422
Kerry Properties, Ltd.	21,438	57,973
Kunlun Energy Company, Ltd.	118,000	87,915
Li & Fung, Ltd.	211,600	92,736
Link REIT	77,244	500,779
Melco Crown Entertainment, Ltd., ADR	6,385	101,522
MTR Corp., Ltd.	51,783	251,056
New World Development Company, Ltd.	142,666	150,314
Nine Dragons Paper Holdings, Ltd.	81,000	73,142
NWS Holdings, Ltd.	56,669	92,120
PCCW, Ltd.	181,876	98,319
Power Assets Holdings, Ltd.	49,082	431,778
Shanghai Industrial Holdings, Ltd.	33,930	91,478
Shangri-La Asia, Ltd.	70,102	73,821
Shimao Property Holdings, Ltd.	64,000	83,290
Sino Biopharmaceutical, Ltd.	96,000	67,318
Sino Land Company, Ltd.	133,911	199,668
SJM Holdings, Ltd.	83,000	64,768
Sun Art Retail Group, Ltd.	86,000	75,355
Sun Hung Kai Properties, Ltd.	48,130	606,076
Swire Pacific, Ltd., Class A	22,163	210,898
Swire Properties, Ltd.	43,628	120,103
Techtronic Industries Company, Ltd.	49,000	175,345
The Bank of East Asia, Ltd.	50,857	194,152
The Wharf Holdings, Ltd.	46,876	310,506
WH Group, Ltd. (S)	125,803	101,409
Wheelock & Company, Ltd.	35,000	196,429
Yue Yuen Industrial Holdings, Ltd.	20,067	72,737
		18,408,039
Hungary - 0.1%
MOL Hungarian Oil and Gas PLC	1,549	108,617
OTP Bank PLC	9,034	257,960
Richter Gedeon Nyrt	4,794	101,261
		467,838
India - 1.8%
Adani Ports and Special Economic
Zone, Ltd.	28,840	113,315
Ambuja Cements, Ltd.	22,913	69,363
Asian Paints, Ltd.	10,113	132,575
Aurobindo Pharma, Ltd.	9,153	89,868
Axis Bank, Ltd.	56,195	371,115
Bajaj Auto, Ltd.	2,923	113,252
Bajaj Finance, Ltd.	5,420	67,157
Bharti Airtel, Ltd.	42,144	189,382
Bharti Infratel, Ltd.	15,904	80,619
Bosch, Ltd.	253	78,879
Cipla, Ltd.	12,134	101,195
Coal India, Ltd.	24,417	107,791
Dabur India, Ltd.	17,709	72,006
Dr. Reddy’s Laboratories, Ltd., ADR	6,754	305,821
Eicher Motors, Ltd.	425	135,914
GAIL India, Ltd., GDR	2,800	107,135
Godrej Consumer Products, Ltd.	3,999	89,049

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
HCL Technologies, Ltd.	19,756	$239,759
Hero MotoCorp, Ltd.	1,675	74,711
Hindustan Petroleum Corp., Ltd.	13,608	88,515
Hindustan Unilever, Ltd.	25,000	303,690
Housing Development Finance
Corp., Ltd.	50,347	932,844
ICICI Bank, Ltd., ADR	47,330	354,502
Idea Cellular, Ltd.	42,286	46,014
Indiabulls Housing Finance, Ltd.	10,065	95,810
Infosys, Ltd., ADR	66,848	991,356
ITC, Ltd.	97,500	345,104
Larsen & Toubro, Ltd.	11,107	219,995
LIC Housing Finance, Ltd.	9,991	81,688
Lupin, Ltd.	7,740	168,757
Mahindra & Mahindra, Ltd., GDR	11,560	202,866
Maruti Suzuki India, Ltd.	3,626	283,091
Nestle India, Ltd.	776	68,518
NTPC, Ltd.	55,338	134,260
Oil & Natural Gas Corp., Ltd.	44,697	125,285
Reliance Capital, Ltd., GDR (S)	4,327	27,488
Reliance Industries, Ltd., GDR (S)	28,620	903,451
Shriram Transport Finance
Company, Ltd.	4,949	61,979
State Bank of India, GDR	5,224	190,732
Sun Pharmaceutical Industries, Ltd.	29,344	271,170
Tata Consultancy Services, Ltd.	14,500	504,609
Tata Motors, Ltd., ADR	16,666	573,144
Tata Steel, Ltd., GDR	11,000	61,507
Tech Mahindra, Ltd.	7,790	55,935
UltraTech Cement, Ltd., GDR (L)	1,026	49,134
United Spirits, Ltd. (I)	2,025	57,918
UPL, Ltd.	10,066	95,676
Vedanta, Ltd., ADR	9,500	117,990
Wipro Ltd., ADR (L)	32,749	317,010
Zee Entertainment Enterprises, Ltd.	20,071	133,583
		10,402,527
Indonesia - 0.6%
Adaro Energy Tbk PT	315,000	39,328
Astra International Tbk PT	679,000	415,189
Bank Central Asia Tbk PT	428,500	491,626
Bank Danamon Indonesia Tbk PT	200,286	55,089
Bank Mandiri Persero Tbk PT	357,837	306,267
Bank Negara Indonesia Persero Tbk PT	276,500	112,884
Bank Rakyat Indonesia Persero Tbk PT	386,000	333,394
Berlian Laju Tanker Tbk PT (I)	128,000	0
Charoen Pokphand Indonesia Tbk PT	276,000	63,087
Gudang Garam Tbk PT	26,000	123,062
Hanjaya Mandala Sampoerna Tbk PT	362,500	102,828
Indocement Tunggal Prakarsa Tbk PT	53,500	60,945
Indofood Sukses Makmur Tbk PT	147,500	86,388
Kalbe Farma Tbk PT	855,000	95,817
Matahari Department Store Tbk PT	88,500	99,062
Perusahaan Gas Negara Persero Tbk PT	480,500	95,857
Semen Indonesia Persero Tbk PT	111,000	75,318
Telekomunikasi Indonesia Persero
Tbk PT	1,932,500	568,527
Telekomunikasi Indonesia Persero Tbk
PT, ADR	358	10,439
Unilever Indonesia Tbk PT	66,500	191,229
United Tractors Tbk PT	92,779	145,969
		3,472,305

The accompanying notes are an integral part of the financial statements.	54

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Ireland - 0.6%
AerCap Holdings NV (I)	5,178	$215,457
Bank of Ireland (I)	853,257	210,440
CRH PLC (I)	27,963	964,519
DCC PLC	2,971	220,839
Experian PLC	32,402	627,360
Irish Bank Resolution Corp., Ltd. (I)	38,483	0
James Hardie Industries PLC	16,532	260,965
Kerry Group PLC, Class A	5,738	409,906
Paddy Power Betfair PLC	2,701	287,406
Ryanair Holdings PLC, ADR (I)	1,872	155,863
		3,352,755
Israel - 0.5%
Azrieli Group, Ltd.	1,424	61,802
Bank Hapoalim BM	35,772	212,325
Bank Leumi Le-Israel BM (I)	54,437	223,713
Bezeq The Israeli Telecommunication
Corp., Ltd.	65,229	123,728
Check Point Software Technologies,
Ltd. (I)	4,116	347,637
Elbit Systems, Ltd.	787	79,502
Frutarom Industries, Ltd.	1,283	65,487
Israel Chemicals, Ltd.	16,931	69,122
Mizrahi Tefahot Bank, Ltd.	5,543	80,953
Mobileye NV (I)	5,885	224,336
Nice, Ltd.	1,954	134,069
Taro Pharmaceutical Industries, Ltd. (I)	503	52,951
Teva Pharmaceutical Industries, Ltd.	29,726	1,070,351
		2,745,976
Italy - 1.2%
Assicurazioni Generali SpA	40,662	602,709
Atlantia SpA	14,314	334,896
Enel SpA	253,630	1,114,885
Eni SpA	83,821	1,358,833
Ferrari NV	3,118	181,532
Intesa Sanpaolo SpA	418,527	1,060,192
Leonardo-Finmeccanica SpA (I)	12,314	172,462
Luxottica Group SpA	5,802	311,838
Mediobanca SpA	18,489	150,577
Poste Italiane SpA (S)	17,531	116,250
Prysmian SpA	7,382	189,204
Saipem SpA (I)	230,092	128,694
Snam SpA	82,228	338,193
Telecom Italia SpA (I)	379,537	335,109
Terna Rete Elettrica Nazionale SpA	57,188	261,541
UniCredit SpA	166,656	478,593
UnipolSai SpA	31,557	67,309
		7,202,817
Japan - 16.8%
ABC-Mart, Inc.	700	39,600
Acom Company, Ltd. (I)	10,000	43,667
Aeon Company, Ltd.	22,200	313,766
AEON Financial Service Company, Ltd.	2,700	47,823
Aeon Mall Company, Ltd.	3,300	46,374
Air Water, Inc.	5,000	90,069
Aisin Seiki Company, Ltd.	6,300	272,597
Ajinomoto Company, Inc.	20,000	402,451
Alfresa Holdings Corp.	5,200	85,888
Alps Electric Company, Ltd.	6,100	146,571
Amada Company, Ltd.	12,000	133,687
ANA Holdings, Inc.	34,000	91,461
Aozora Bank, Ltd.	39,000	137,797
Asahi Glass Company, Ltd.	30,000	203,540

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Asahi Group Holdings, Ltd.	13,300	$418,752
Asahi Kasei Corp.	46,000	400,259
Asics Corp. (L)	5,900	117,575
Astellas Pharma, Inc.	72,600	1,007,205
Bandai Namco Holdings, Inc.	6,199	170,627
Benesse Holdings, Inc.	2,400	65,940
Bridgestone Corp.	22,300	802,372
Brother Industries, Ltd.	9,200	165,392
Calbee, Inc.	2,500	78,203
Canon, Inc. (L)	36,600	1,030,736
Casio Computer Company, Ltd. (L)	6,700	94,424
Central Japan Railway Company	4,900	804,529
Chubu Electric Power Company, Inc.	21,100	293,615
Chugai Pharmaceutical Company, Ltd.	7,000	200,788
Concordia Financial Group, Ltd.	35,000	168,424
Credit Saison Company, Ltd.	5,000	88,979
Dai Nippon Printing Company, Ltd.	20,000	197,333
Dai-ichi Life Holdings, Inc.	37,100	616,843
Daicel Corp.	10,034	110,314
Daiichi Sankyo Company, Ltd.	21,400	436,972
Daikin Industries, Ltd.	8,100	742,032
Daito Trust Construction Company, Ltd.	2,600	390,878
Daiwa House Industry Company, Ltd.	19,000	518,137
Daiwa Securities Group, Inc.	52,900	325,744
DeNA Company, Ltd.	3,500	76,493
Denso Corp.	15,900	687,778
Dentsu, Inc.	7,600	357,377
Don Quijote Holdings Company, Ltd.	3,700	136,550
East Japan Railway Company	11,500	991,515
Eisai Company, Ltd.	8,700	498,574
Electric Power Development
Company, Ltd.	4,600	105,577
FamilyMart UNY Holdings
Company, Ltd.	1,700	113,118
FANUC Corp.	6,600	1,104,144
Fast Retailing Company, Ltd.	1,800	642,649
Fuji Electric Company, Ltd.	17,000	87,783
Fuji Heavy Industries, Ltd.	19,200	782,293
FUJIFILM Holdings Corp.	14,700	556,627
Fujitsu, Ltd.	59,000	326,715
Fukuoka Financial Group, Inc.	29,000	128,615
Hakuhodo DY Holdings, Inc.	9,900	121,901
Hamamatsu Photonics KK	5,400	141,833
Hankyu Hanshin Holdings, Inc.	7,200	230,550
Hikari Tsushin, Inc.	700	65,162
Hino Motors, Ltd.	10,000	101,601
Hirose Electric Company, Ltd.	865	106,971
Hisamitsu Pharmaceutical Company, Inc.	2,400	119,873
Hitachi Chemical Company, Ltd.	3,700	92,301
Hitachi Construction Machinery
Company, Ltd.	4,100	88,637
Hitachi High-Technologies Corp.	3,200	128,705
Hitachi Metals, Ltd.	9,000	121,171
Hitachi, Ltd.	166,000	895,096
Hokuriku Electric Power Company	6,300	70,466
Honda Motor Company, Ltd.	55,700	1,626,179
Hoshizaki Corp., Ltd.	1,400	110,837
Hoya Corp.	14,400	603,784
Hulic Company, Ltd.	9,000	79,852
Idemitsu Kosan Company, Ltd.	2,800	74,271
IHI Corp. (I)	44,000	113,956
Iida Group Holdings Company, Ltd.	5,000	94,786
Inpex Corp.	31,000	309,870
Isetan Mitsukoshi Holdings, Ltd.	12,219	131,570

The accompanying notes are an integral part of the financial statements.	55

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Isuzu Motors, Ltd.	18,300	$231,395
ITOCHU Corp.	53,200	704,409
J Front Retailing Company, Ltd.	9,000	121,173
Japan Airlines Company, Ltd.	4,000	116,723
Japan Airport Terminal Company,
Ltd. (L)	1,500	54,201
Japan Exchange Group, Inc.	20,000	285,246
Japan Post Bank Company, Ltd.	14,000	167,770
Japan Post Holdings Company, Ltd.	15,000	186,772
Japan Prime Realty Investment Corp.	28	110,469
Japan Real Estate Investment Corp.	42	229,375
Japan Retail Fund Investment Corp.	93	188,531
Japan Tobacco, Inc.	37,100	1,217,757
JFE Holdings, Inc.	15,400	232,885
JGC Corp.	7,000	126,814
JSR Corp.	6,500	102,312
JTEKT Corp.	7,300	116,404
JX Holdings, Inc.	71,011	300,051
Kajima Corp.	33,000	227,935
Kakaku.com, Inc.	5,000	82,616
Kamigumi Company, Ltd.	9,000	85,719
Kaneka Corp.	11,829	96,216
Kansai Electric Power Company, Inc. (I)	24,500	267,091
Kansai Paint Company, Ltd.	7,000	128,756
Kao Corp.	17,400	823,627
Kawasaki Heavy Industries, Ltd.	50,000	156,508
KDDI Corp.	63,200	1,595,988
Keihan Holdings Company, Ltd.	17,000	111,510
Keikyu Corp.	18,000	208,497
Keio Corp.	20,000	164,284
Keisei Electric Railway Company, Ltd.	4,000	96,856
Keyence Corp.	1,599	1,094,115
Kikkoman Corp.	5,000	159,531
Kintetsu Group Holdings Company, Ltd.	62,000	236,263
Kirin Holdings Company, Ltd. (L)	27,500	446,359
Kobe Steel, Ltd. (I)	10,500	99,836
Koito Manufacturing Company, Ltd.	4,000	211,240
Komatsu, Ltd.	31,700	718,010
Konami Holdings Corp.	3,700	149,326
Konica Minolta, Inc.	14,500	143,705
Kose Corp.	1,000	82,908
Kubota Corp.	38,700	551,507
Kuraray Company, Ltd. (L)	13,200	197,941
Kurita Water Industries, Ltd.	4,400	96,803
Kyocera Corp.	10,400	515,638
Kyowa Hakko Kirin Company, Ltd.	9,473	130,665
Kyushu Electric Power Company, Inc.	16,300	176,586
Kyushu Financial Group, Inc.	14,000	94,857
Lawson, Inc.	2,100	147,403
Lion Corp.	8,000	131,131
LIXIL Group Corp.	8,700	197,188
M3, Inc.	7,400	186,044
Mabuchi Motor Company, Ltd.	1,600	83,143
Makita Corp.	3,900	260,594
Marubeni Corp.	60,000	339,365
Marui Group Company, Ltd.	7,600	110,729
Maruichi Steel Tube, Ltd.	1,200	38,995
Mazda Motor Corp.	18,600	302,882
McDonald’s Holdings Company
Japan, Ltd.	2,600	68,013
Mebuki Financial Group, Inc.	26,910	99,457
Medipal Holdings Corp.	5,490	86,479
MEIJI Holdings Company, Ltd.	4,000	312,913
Minebea Company, Ltd.	11,000	102,643

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Miraca Holdings, Inc.	2,300	$102,870
MISUMI Group, Inc.	9,200	151,126
Mitsubishi Chemical Holdings Corp.	42,600	275,437
Mitsubishi Corp.	50,700	1,076,800
Mitsubishi Electric Corp.	67,000	931,914
Mitsubishi Estate Company, Ltd.	43,000	854,181
Mitsubishi Gas & Chemicals
Company, Inc.	7,414	126,330
Mitsubishi Heavy Industries, Ltd.	105,000	477,335
Mitsubishi Logistics Corp.	5,943	83,786
Mitsubishi Materials Corp.	3,900	119,290
Mitsubishi Motors Corp.	24,700	140,410
Mitsubishi Tanabe Pharma Corp.	7,000	137,059
Mitsubishi UFJ Financial Group, Inc.	434,700	2,680,936
Mitsubishi UFJ Lease & Finance
Company, Ltd.	17,600	90,776
Mitsui & Company, Ltd.	58,200	797,475
Mitsui Chemicals, Inc.	25,000	112,014
Mitsui Fudosan Company, Ltd.	31,000	717,666
Mitsui OSK Lines, Ltd.	47,000	129,723
Mixi, Inc.	1,800	65,588
Mizuho Financial Group, Inc.	810,200	1,453,932
MS&AD Insurance Group Holdings, Inc.	17,100	529,545
Murata Manufacturing Company, Ltd.	6,700	894,696
Nabtesco Corp.	3,900	90,406
Nagoya Railroad Company, Ltd.	30,000	144,846
NEC Corp.	95,000	251,268
Nexon Company, Ltd.	4,100	59,250
NGK Insulators, Ltd.	9,000	174,212
NGK Spark Plug Company, Ltd.	6,800	150,720
NH Foods, Ltd.	5,238	141,303
Nidec Corp.	7,800	671,507
Nikon Corp.	12,400	192,578
Nintendo Company, Ltd.	3,600	748,352
Nippon Building Fund, Inc.	48	266,096
Nippon Electric Glass Company, Ltd.	14,000	75,536
Nippon Express Company, Ltd.	30,000	161,078
Nippon Paint Holdings Company, Ltd.	6,000	162,868
Nippon Prologis REIT, Inc.	60	122,692
Nippon Steel & Sumitomo Metal Corp.	26,500	586,945
Nippon Telegraph & Telephone Corp.	23,200	976,608
Nippon Yusen KK	55,000	101,854
Nissan Chemical Industries, Ltd.	4,100	136,668
Nissan Motor Company, Ltd.	85,300	855,657
Nisshin Seifun Group, Inc.	7,400	110,881
Nissin Foods Holdings Company, Ltd.	2,200	115,398
Nitori Holdings Company, Ltd.	2,600	296,439
Nitto Denko Corp.	5,300	405,774
NOK Corp.	3,800	76,857
Nomura Holdings, Inc.	125,400	741,385
Nomura Real Estate Holdings, Inc.	4,500	76,365
Nomura Real Estate Master Fund, Inc.	121	183,137
Nomura Research Institute, Ltd.	5,082	154,450
NSK, Ltd.	17,815	205,754
NTT Data Corp.	4,500	217,402
NTT DOCOMO, Inc.	46,500	1,057,655
Obayashi Corp.	22,000	210,042
OBIC Company, Ltd.	2,200	95,955
Odakyu Electric Railway Company, Ltd.	11,500	227,240
Oji Holdings Corp.	30,000	121,998
Olympus Corp.	9,000	310,093
Omron Corp.	7,100	271,326
Ono Pharmaceutical Company, Ltd.	14,500	316,022
Oracle Corp. Japan	1,500	75,456

The accompanying notes are an integral part of the financial statements.	56

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
ORIX Corp.	45,900	$714,399
Osaka Gas Company, Ltd.	69,000	264,757
Otsuka Corp.	2,200	102,617
Otsuka Holdings Company, Ltd.	13,600	592,422
Panasonic Corp.	72,100	731,250
Park24 Company, Ltd.	3,300	89,362
Pola Orbis Holdings, Inc. (L)	800	65,955
Rakuten, Inc.	32,500	318,430
Recruit Holdings Company, Ltd.	9,000	360,687
Resona Holdings, Inc.	70,300	360,289
Ricoh Company, Ltd.	24,000	202,747
Rinnai Corp.	1,200	96,556
Rohm Company, Ltd.	2,900	166,382
Ryohin Keikaku Company, Ltd.	800	156,587
Sankyo Company, Ltd.	1,900	61,259
Santen Pharmaceutical Company, Ltd.	14,000	170,818
SBI Holdings, Inc.	8,013	101,813
Secom Company, Ltd.	6,800	496,836
Sega Sammy Holdings, Inc.	6,900	102,534
Seibu Holdings, Inc.	4,000	71,616
Seiko Epson Corp.	9,400	198,458
Sekisui Chemical Company, Ltd.	12,600	200,574
Sekisui House, Ltd.	20,000	332,286
Seven & i Holdings Company, Ltd.	25,900	984,956
Seven Bank, Ltd.	20,400	58,331
Shimadzu Corp.	9,000	142,983
Shimamura Company, Ltd.	700	87,278
Shimano, Inc.	2,600	407,245
Shimizu Corp.	20,000	182,559
Shin-Etsu Chemical Company, Ltd.	13,000	1,006,057
Shinsei Bank, Ltd.	69,000	115,461
Shionogi & Company, Ltd.	10,300	492,267
Shiseido Company, Ltd.	12,400	313,398
Showa Shell Sekiyu KK	6,845	63,593
SMC Corp.	1,900	452,057
SoftBank Group Corp.	32,800	2,170,509
Sohgo Security Services Company, Ltd.	2,100	80,606
Sompo Holdings, Inc.	11,500	388,370
Sony Corp.	43,300	1,209,886
Sony Financial Holdings, Inc.	5,800	90,413
Stanley Electric Company, Ltd.	4,500	122,592
Start Today Company, Ltd.	6,000	103,358
Sumitomo Chemical Company, Ltd.	49,000	232,276
Sumitomo Corp.	35,900	421,445
Sumitomo Dainippon Pharma
Company, Ltd.	7,200	123,583
Sumitomo Electric Industries, Ltd.	26,500	381,582
Sumitomo Heavy Industries, Ltd.	20,010	128,487
Sumitomo Metal Mining Company, Ltd.	17,000	216,881
Sumitomo Mitsui Financial Group, Inc.	43,600	1,660,418
Sumitomo Mitsui Trust Holdings, Inc.	11,700	418,611
Sumitomo Realty & Development
Company, Ltd.	12,000	318,568
Sumitomo Rubber Industries, Ltd.	7,100	112,339
Sundrug Company, Ltd.	1,200	82,970
Suntory Beverage & Food, Ltd.	5,000	207,108
Suruga Bank, Ltd.	6,000	133,965
Suzuken Company, Ltd.	2,640	86,229
Suzuki Motor Corp.	13,000	456,415
Sysmex Corp.	4,800	277,341
T&D Holdings, Inc.	18,800	248,111
Taiheiyo Cement Corp.	42,000	132,411
Taisei Corp.	37,000	258,370

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Taisho Pharmaceutical Holdings
Company, Ltd.	1,200	$99,479
Taiyo Nippon Sanso Corp.	7,100	82,020
Takashimaya Company, Ltd.	11,181	92,039
Takeda Pharmaceutical Company, Ltd.	23,900	991,516
TDK Corp.	4,000	274,273
Teijin, Ltd.	6,400	129,316
Terumo Corp.	10,500	387,086
The Bank of Kyoto, Ltd.	13,000	96,363
The Chiba Bank, Ltd.	22,000	134,863
The Chugoku Bank, Ltd.	6,000	86,050
The Chugoku Electric Power
Company, Inc.	8,600	100,660
The Hachijuni Bank, Ltd.	13,000	75,223
The Hiroshima Bank, Ltd.	14,000	65,237
The Oriental Land Company, Ltd.	6,900	389,447
The Shizuoka Bank, Ltd.	17,000	142,673
The Yokohama Rubber Company, Ltd.	5,000	89,376
THK Company, Ltd.	4,000	88,334
Tobu Railway Company, Ltd.	40,000	198,295
Toho Company, Ltd.	4,567	128,830
Toho Gas Company, Ltd.	14,000	113,706
Tohoku Electric Power Company, Inc.	13,800	173,962
Tokio Marine Holdings, Inc.	23,300	953,974
Tokyo Electric Power Company, Inc. (I)	45,400	182,722
Tokyo Electron, Ltd.	5,800	545,487
Tokyo Gas Company, Ltd.	66,000	297,933
Tokyo Tatemono Company, Ltd.	7,500	100,128
Tokyu Corp.	39,000	286,189
Tokyu Fudosan Holdings Corp.	15,000	88,343
TonenGeneral Sekiyu KK	10,000	105,302
Toppan Printing Company, Ltd.	16,000	152,563
Toray Industries, Inc.	49,000	395,701
Toshiba Corp. (I)	138,000	333,345
TOTO, Ltd.	4,500	177,744
Toyo Seikan Group Holdings, Ltd.	4,800	89,260
Toyo Suisan Kaisha, Ltd.	2,500	90,448
Toyoda Gosei Company, Ltd.	2,466	57,554
Toyota Industries Corp.	5,100	242,481
Toyota Motor Corp.	89,680	5,257,796
Toyota Tsusho Corp.	7,900	205,338
Trend Micro, Inc.	4,000	141,975
Tsuruha Holdings, Inc.	1,200	113,571
Unicharm Corp.	12,900	281,740
United Urban Investment Corp.	85	129,664
USS Company, Ltd.	7,770	123,432
West Japan Railway Company	5,300	324,657
Yahoo Japan Corp. (L)	52,400	200,690
Yakult Honsha Company, Ltd.	2,843	131,535
Yamada Denki Company, Ltd.	19,300	103,920
Yamaguchi Financial Group, Inc.	7,000	76,210
Yamaha Corp.	6,700	204,300
Yamaha Motor Company, Ltd.	8,100	177,625
Yamato Holdings Company, Ltd.	10,600	214,873
Yamazaki Baking Company, Ltd.	4,000	77,118
Yaskawa Electric Corp.	9,000	139,545
Yokogawa Electric Corp.	7,686	110,966
		99,106,205
Jersey, Channel Islands - 0.0%
Randgold Resources, Ltd.	3,156	242,469
Jordan - 0.0%
Hikma Pharmaceuticals PLC	4,820	112,344

The accompanying notes are an integral part of the financial statements.	57

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Luxembourg - 0.2%
ArcelorMittal (I)	61,972	$455,342
Eurofins Scientific SE	367	156,359
Millicom International Cellular SA	1,809	77,089
RTL Group SA	1,422	104,181
SES SA	11,632	255,937
Tenaris SA	16,418	293,071
		1,341,979
Macau - 0.1%
MGM China Holdings, Ltd.	35,912	74,181
Sands China, Ltd.	88,800	383,099
Wynn Macau, Ltd. (L)	61,415	97,086
		554,366
Malaysia - 0.6%
AirAsia BHD	21,700	11,062
Alliance Financial Group BHD	53,600	44,399
AMMB Holdings BHD	59,087	56,679
Astro Malaysia Holdings BHD	78,000	45,167
Axiata Group BHD	97,544	102,482
Berjaya Sports Toto BHD	11,624	7,668
British American Tobacco Malaysia BHD	4,300	42,715
CIMB Group Holdings BHD	101,972	102,255
Dialog Group BHD	166,000	56,945
DiGi.Com BHD	110,800	119,338
Felda Global Ventures Holdings BHD	39,000	13,450
Gamuda BHD	72,333	76,948
Genting BHD	72,900	129,815
Genting Malaysia BHD	105,700	107,755
Genting Plantations BHD	15,000	36,026
Hong Leong Bank BHD	23,269	69,864
Hong Leong Financial Group BHD	6,104	19,335
IHH Healthcare BHD	71,800	101,586
IJM Corp. BHD	87,420	62,316
IOI Corp. BHD	114,466	111,965
IOI Properties Group BHD	66,770	31,195
Kuala Lumpur Kepong BHD	17,150	91,604
Lafarge Malaysia BHD	9,360	14,986
Malayan Banking BHD	118,173	215,743
Malaysia Airports Holdings BHD	34,427	46,480
Maxis BHD	67,200	89,436
MISC BHD	26,280	43,012
Petronas Chemicals Group BHD	99,800	155,185
Petronas Dagangan BHD	12,200	64,584
Petronas Gas BHD	21,200	100,463
PPB Group BHD	17,700	62,542
Public Bank BHD	97,378	427,858
RHB Bank BHD	29,167	30,582
SapuraKencana Petroleum BHD (I)	80,300	28,857
Sime Darby BHD	108,224	195,229
Telekom Malaysia BHD	42,705	56,578
Tenaga Nasional BHD	124,350	385,012
UMW Holdings BHD	25,500	25,953
YTL Corp. BHD	153,792	53,089
YTL Power International BHD	51,383	17,043
		3,453,201
Malta - 0.0%
BGP Holdings PLC (I)	271,827	14,879
Brait SE (I)	14,080	89,559
		104,438
Mexico - 0.8%
Alfa SAB de CV, Class A	97,680	120,912
America Movil SAB de CV, Series L	1,036,532	651,031

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Mexico (continued)
Arca Continental SAB de CV	16,000	$83,235
Cemex SAB de CV (I)	470,528	376,338
Coca-Cola Femsa SAB de CV,
Series L (L)	14,012	88,819
El Puerto de Liverpool SAB de CV (L)	7,600	54,829
Fibra Uno Administracion SA de CV (L)	89,000	136,014
Fomento Economico Mexicano
SAB de CV	59,420	452,293
Fresnillo PLC	7,504	111,468
Gentera SAB de CV (L)	28,000	45,033
Gruma SAB de CV, Class B	5,900	74,968
Grupo Aeroportuario del Pacifico SAB de
CV, B Shares	10,000	82,201
Grupo Aeroportuario del Sureste SAB de
CV, B Shares (L)	5,800	83,493
Grupo Bimbo SAB de CV, Series A	47,784	108,063
Grupo Carso SAB de CV, Series A1	17,777	71,495
Grupo Financiero Banorte SAB de CV,
Series O	80,062	394,330
Grupo Financiero Inbursa SAB de CV,
Series O	86,738	131,469
Grupo Financiero Santander Mexico
SAB de CV, Class B (L)	65,000	93,472
Grupo Lala SAB de CV (L)	27,400	39,852
Grupo Mexico SAB de CV, Series B	121,666	330,376
Grupo Televisa SAB (L)	77,826	324,600
Industrias Penoles SAB de CV	4,883	90,522
Infraestructura Energetica Nova
SAB de CV	18,000	78,409
Kimberly-Clark de Mexico SAB de CV,
Class A	56,178	101,165
Mexichem SAB de CV	32,431	73,577
OHL Mexico SAB de CV	27,000	26,558
Promotora y Operadora de Infraestructura
SAB de CV	9,800	81,786
Wal-Mart de Mexico SAB de CV (L)	166,188	297,428
		4,603,736
Netherlands - 3.2%
ABN AMRO Group NV (S)	8,028	177,755
Aegon NV	69,149	379,882
Akzo Nobel NV	8,791	549,323
Altice NV, Class A (I)	13,549	268,134
Altice NV, Class B (I)	3,193	63,534
ASML Holding NV	11,890	1,332,522
Boskalis Westminster	3,554	123,296
EXOR NV	3,038	130,655
Gemalto NV (L)	2,994	172,908
Heineken Holding NV	3,458	240,472
Heineken NV	7,902	592,162
ING Groep NV (I)	132,152	1,860,542
Koninklijke Ahold Delhaize NV	43,021	906,154
Koninklijke DSM NV	6,738	403,791
Koninklijke KPN NV	114,399	338,293
Koninklijke Philips NV	31,846	973,597
Koninklijke Vopak NV	2,830	133,520
NN Group NV	11,311	382,907
NXP Semiconductors NV (I)	9,869	967,261
QIAGEN NV (I)	7,465	209,195
Randstad Holding NV	4,700	254,588
Royal Dutch Shell PLC, A Shares	152,389	4,206,501
Royal Dutch Shell PLC, B Shares	125,685	3,611,191
Wolters Kluwer NV	10,629	384,443
		18,662,626

The accompanying notes are an integral part of the financial statements.	58

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
New Zealand - 0.1%
Auckland International Airport, Ltd.	32,864	$142,548
Contact Energy, Ltd.	8,664	28,017
Fletcher Building, Ltd.	23,909	175,677
Mercury NZ, Ltd.	24,155	49,623
Meridian Energy, Ltd.	43,320	78,147
Ryman Healthcare, Ltd.	12,940	72,861
Spark New Zealand, Ltd.	63,312	149,810
		696,683
Norway - 0.5%
DNB ASA	34,358	510,055
Gjensidige Forsikring ASA	6,934	109,929
Marine Harvest ASA (I)	12,838	232,117
Norsk Hydro ASA	44,388	211,852
Orkla ASA	27,353	247,510
Schibsted ASA, A Shares	2,593	59,347
Schibsted ASA, B Shares	3,056	64,678
Statoil ASA	40,768	744,085
Telenor ASA	26,027	388,498
Yara International ASA	6,981	274,626
		2,842,697
Peru - 0.1%
Cia de Minas Buenaventura SAA	2,364	26,666
Credicorp, Ltd.	2,134	336,873
Southern Copper Corp.	2,874	91,796
		455,335
Philippines - 0.3%
Aboitiz Equity Ventures, Inc.	85,070	121,171
Aboitiz Power Corp.	72,200	60,450
Ayala Corp.	7,160	105,119
Ayala Land, Inc.	253,800	163,066
Bank of the Philippine Islands	29,885	53,370
BDO Unibank, Inc.	64,484	145,311
Energy Development Corp.	244,436	25,296
Globe Telecom, Inc.	970	29,415
GT Capital Holdings, Inc.	3,100	79,056
JG Summit Holdings, Inc.	85,100	115,649
Jollibee Foods Corp.	18,900	73,627
Megaworld Corp.	564,000	40,377
Metropolitan Bank & Trust Company	46,417	67,729
PLDT, Inc.	3,730	102,291
Security Bank Corp.	15,170	57,939
SM Investments Corp.	8,302	109,309
SM Prime Holdings, Inc.	241,744	137,636
Universal Robina Corp.	30,280	99,461
		1,586,272
Poland - 0.3%
Alior Bank SA (I)	4,231	54,737
Bank Handlowy w Warszawie SA	1,164	21,243
Bank Millennium SA (I)	12,341	15,299
Bank Pekao SA	4,928	147,971
Bank Zachodni WBK SA	1,033	77,960
Boryszew SA (I)	2,380	4,554
CCC SA	1,215	59,053
Cyfrowy Polsat SA (I)	6,360	37,382
Eurocash SA	2,447	22,993
Grupa Lotos SA (I)	3,293	30,061
KGHM Polska Miedz SA	5,681	124,931
LPP SA	42	56,894
mBank SA (I)	525	42,031
Orange Polska SA	26,179	34,434
PGE Polska Grupa Energetyczna SA	26,654	66,480

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Poland (continued)
Polski Koncern Naftowy ORLEN SA	11,432	$232,823
Polskie Gornictwo Naftowe i
Gazownictwo SA	62,946	84,583
Powszechna Kasa Oszczednosci Bank
Polski SA (I)	30,479	204,741
Powszechny Zaklad Ubezpieczen SA	23,000	182,368
Synthos SA	14,988	16,322
Tauron Polska Energia SA (I)	37,474	25,511
		1,542,371
Portugal - 0.1%
EDP - Energias de Portugal SA	84,624	257,558
Galp Energia SGPS SA	15,169	226,144
Jeronimo Martins SGPS SA	7,332	113,717
		597,419
Romania - 0.0%
New Europe Property Investments PLC	7,681	88,924
Russia - 1.0%
Gazprom PJSC, ADR	251,662	1,280,960
Gazprom PJSC, ADR	3,680	18,566
Lukoil PJSC, ADR	23,756	1,333,187
MMC Norilsk Nickel PJSC, ADR	39,185	663,010
Mobile TeleSystems PJSC, ADR	20,264	184,605
Novatek OAO, GDR (I)	3,057	395,886
Rosneft PJSC	39,131	254,138
Sberbank of Russia PJSC, ADR	40,000	463,200
Sberbank of Russia PJSC, ADR	34,900	403,097
Severstal PJSC, GDR	4,250	64,058
Sistema PJSC, GDR (I)	3,202	28,819
Surgutneftegas OJSC, ADR	45,344	229,616
Tatneft PJSC, ADR	7,986	332,936
VTB Bank PJSC, GDR	50,760	120,795
		5,772,873
Singapore - 0.9%
Ascendas Real Estate Investment Trust	73,531	114,962
CapitaLand Commercial Trust	71,000	72,333
CapitaLand Mall Trust	90,402	117,256
CapitaLand, Ltd.	89,999	187,028
City Developments, Ltd.	14,000	79,895
ComfortDelGro Corp., Ltd.	70,000	118,949
DBS Group Holdings, Ltd.	63,454	757,060
Genting Singapore PLC	226,200	140,787
Global Logistic Properties, Ltd.	108,000	163,535
Golden Agri-Resources, Ltd.	284,496	84,233
Hutchison Port Holdings Trust	133,200	57,798
Jardine Cycle & Carriage, Ltd.	5,052	143,477
Keppel Corp., Ltd.	49,969	198,874
Oversea-Chinese Banking Corp., Ltd.	107,797	662,051
SATS, Ltd.	22,600	75,615
Sembcorp Industries, Ltd.	38,019	74,559
Singapore Airlines, Ltd.	23,140	154,156
Singapore Exchange, Ltd.	28,000	138,074
Singapore Press Holdings, Ltd.	59,500	144,695
Singapore Technologies Engineering, Ltd.	54,000	119,939
Singapore Telecommunications, Ltd.	279,840	701,961
StarHub, Ltd.	21,000	40,653
Suntec Real Estate Investment Trust	82,000	93,314
United Overseas Bank, Ltd.	45,637	641,150
UOL Group, Ltd.	25,367	104,577
Wilmar International, Ltd.	72,000	177,873
		5,364,804

The accompanying notes are an integral part of the financial statements.	59

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Africa - 1.6%
African Bank Investments, Ltd. (I)	52,291	$1,180
Anglo American Platinum, Ltd. (I)	2,632	50,214
AngloGold Ashanti, Ltd. (I)	14,430	153,300
Aspen Pharmacare Holdings, Ltd.	11,866	244,449
Barclays Africa Group, Ltd.	12,071	148,163
Coronation Fund Managers, Ltd.	8,138	41,626
Discovery, Ltd.	16,606	138,294
Exxaro Resources, Ltd.	4,891	31,581
FirstRand, Ltd.	118,126	455,826
Fortress Income Fund, Ltd.	25,525	60,133
Gold Fields, Ltd.	29,492	89,190
Growthpoint Properties, Ltd.	81,770	153,956
Hyprop Investments, Ltd.	8,505	72,424
Impala Platinum Holdings, Ltd. (I)	22,733	69,944
Imperial Holdings, Ltd.	6,917	91,511
Investec PLC	19,237	126,169
Investec, Ltd.	7,953	52,176
Liberty Holdings, Ltd.	4,754	38,156
Life Healthcare Group Holdings, Ltd.	43,409	102,788
Massmart Holdings, Ltd.	4,351	40,016
Mediclinic International PLC	9,103	86,063
MMI Holdings, Ltd.	19,936	34,046
Mondi PLC	12,906	263,571
Mondi, Ltd.	4,137	84,187
Mr. Price Group, Ltd.	8,969	104,033
MTN Group, Ltd.	59,164	541,866
Naspers, Ltd., N Shares	14,694	2,145,202
Nedbank Group, Ltd.	7,167	124,052
Netcare, Ltd.	36,217	84,170
Pick n Pay Stores, Ltd.	7,147	33,148
Rand Merchant Investment Holdings, Ltd.	31,391	90,610
Redefine Properties, Ltd.	129,382	105,353
Remgro, Ltd.	20,519	332,941
Resilient REIT, Ltd.	9,826	81,871
RMB Holdings, Ltd.	31,391	151,721
Sanlam, Ltd.	47,254	216,151
Sappi, Ltd. (I)	26,810	174,897
Sasol, Ltd.	19,396	556,652
Shoprite Holdings, Ltd.	16,492	206,121
Sibanye Gold, Ltd.	24,516	44,022
Standard Bank Group, Ltd.	42,608	469,164
Steinhoff International Holdings NV	97,104	503,309
The Bidvest Group, Ltd.	11,166	147,027
The Foschini Group, Ltd.	7,014	80,984
The SPAR Group, Ltd.	5,706	82,690
Tiger Brands, Ltd.	6,286	181,719
Truworths International, Ltd.	19,528	112,940
Vodacom Group, Ltd.	13,061	144,696
Woolworths Holdings, Ltd.	33,746	174,604
		9,518,906
South Korea - 3.1%
Amorepacific Corp.	1,183	314,424
AMOREPACIFIC Group	770	84,628
BGF retail Company, Ltd.	660	44,683
BNK Financial Group, Inc.	8,021	57,539
Celltrion, Inc. (I)	2,898	257,027
Cheil Worldwide, Inc. (I)	3,910	50,843
CJ CheilJedang Corp.	326	96,450
CJ Corp.	456	70,515
Coway Company, Ltd.	1,930	141,073
Daelim Industrial Company, Ltd.	877	63,128
Daewoo Engineering & Construction
Company, Ltd. (I)	2,130	8,948

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
DGB Financial Group, Inc.	4,763	$38,486
Dongbu Insurance Company, Ltd.	1,810	93,707
Doosan Heavy Industries and
Construction Company, Ltd.	2,030	45,606
E-MART, Inc.	817	123,716
GS Engineering & Construction Corp. (I)	1,468	32,098
GS Holdings Corp.	2,038	91,162
Hana Financial Group, Inc.	9,912	255,829
Hankook Tire Company, Ltd.	3,008	144,612
Hanmi Pharm Company, Ltd. (I)	201	50,687
Hanon Systems	9,450	80,476
Hanssem Company, Ltd.	370	60,828
Hanwha Chemical Corp.	2,217	45,194
Hanwha Corp.	2,040	59,104
Hanwha Life Insurance Company, Ltd.	8,120	43,869
Hotel Shilla Company, Ltd.	1,190	47,304
Hyosung Corp.	1,033	124,178
Hyundai Department Store
Company, Ltd.	494	44,596
Hyundai Development Company	2,360	87,677
Hyundai Engineering & Construction
Company, Ltd.	2,649	93,709
Hyundai Glovis Company, Ltd.	539	68,864
Hyundai Heavy Industries Company,
Ltd. (I)	1,587	190,618
Hyundai Marine & Fire Insurance
Company, Ltd.	2,650	68,979
Hyundai Mobis Company, Ltd.	2,332	509,130
Hyundai Motor Company	4,805	579,663
Hyundai Steel Company	2,189	103,030
Hyundai Wia Corp.	644	38,872
Industrial Bank of Korea	7,080	74,306
Kakao Corp.	874	55,608
Kangwon Land, Inc.	4,000	118,362
KB Financial Group, Inc.	10,980	388,027
KB Financial Group, Inc., ADR	2,772	97,824
KCC Corp.	196	58,250
KEPCO Plant Service & Engineering
Company, Ltd.	700	31,367
Kia Motors Corp.	8,934	289,968
Korea Aerospace Industries, Ltd.	1,710	94,608
Korea Electric Power Corp.	6,370	232,365
Korea Electric Power Corp., ADR	4,277	79,039
Korea Gas Corp.	1,166	46,795
Korea Investment Holdings
Company, Ltd.	1,170	40,546
Korea Zinc Company, Ltd.	339	133,345
Korean Air Lines Company, Ltd. (I)	1,090	24,597
KT Corp.	2,633	64,063
KT&G Corp.	3,640	304,485
Kumho Petrochemical Company, Ltd.	614	41,630
LG Chem, Ltd.	1,568	338,134
LG Corp.	3,654	181,414
LG Display Company, Ltd.	7,650	198,486
LG Display Company, Ltd., ADR	2,417	31,058
LG Electronics, Inc.	3,460	147,716
LG Household & Health Care, Ltd.	362	256,836
LG Innotek Company, Ltd.	210	15,342
LG Uplus Corp.	6,602	62,573
Lotte Chemical Corp.	562	171,265
Lotte Confectionery Company, Ltd.	200	29,546
Lotte Shopping Company, Ltd.	410	75,198
Mirae Asset Daewoo Company, Ltd.	7,159	42,831
Mirae Asset Securities Company, Ltd.	2,239	39,806

The accompanying notes are an integral part of the financial statements.	60

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
NAVER Corp.	965	$617,965
NCSoft Corp.	632	129,279
NH Investment & Securities
Company, Ltd.	3,944	31,425
OCI Company, Ltd. (I)	650	42,261
Orion Corp.	143	77,508
POSCO	2,241	475,797
Posco Daewoo Corp.	1,626	36,296
S-1 Corp.	810	58,819
S-Oil Corp.	1,778	124,444
Samsung Biologics Company, Ltd. (I)	550	68,761
Samsung C&T Corp. (I)	2,007	207,817
Samsung Card Company, Ltd.	1,490	48,990
Samsung Electro-Mechanics
Company, Ltd.	2,318	97,307
Samsung Electronics Company, Ltd.	3,321	4,942,688
Samsung Fire & Marine
Insurance Company, Ltd.	1,090	242,194
Samsung Heavy Industries Company,
Ltd. (I)	10,163	77,607
Samsung Life Insurance Company, Ltd.	2,349	218,634
Samsung SDI Company, Ltd.	1,793	161,412
Samsung SDS Company, Ltd.	930	107,215
Samsung Securities Company, Ltd.	2,498	65,435
Shinhan Financial Group Company, Ltd.	14,125	529,704
Shinhan Financial Group Company,
Ltd., ADR	350	13,174
Shinsegae, Inc.	197	28,686
SK Holdings Company, Ltd.	1,335	253,425
SK Hynix, Inc.	19,510	717,892
SK Innovation Company, Ltd.	2,274	275,195
SK Networks Company, Ltd.	3,090	17,683
SK Telecom Company, Ltd.	677	125,476
Woori Bank (I)	12,174	128,299
Yuhan Corp.	368	60,641
		18,058,671
Spain - 2.2%
Abertis Infraestructuras SA	16,584	231,704
ACS Actividades de Construccion y
Servicios SA	7,346	231,823
Aena SA (S)	2,372	323,165
Amadeus IT Group SA	14,275	647,433
Banco Bilbao Vizcaya Argentaria SA	218,392	1,471,733
Banco de Sabadell SA	181,121	251,682
Banco Popular Espanol SA (L)	121,583	117,145
Banco Santander SA	21,368	98,479
Banco Santander SA	495,904	2,579,836
Bankia SA	160,432	163,488
Bankinter SA	23,159	179,100
CaixaBank SA	94,944	312,915
Distribuidora Internacional de
Alimentacion SA	23,600	115,749
Enagas SA	7,812	197,982
Endesa SA	10,933	231,213
Ferrovial SA	16,242	289,665
Gas Natural SDG SA	12,174	229,034
Grifols SA	8,562	169,968
Iberdrola SA	185,071	1,211,827
Industria de Diseno Textil SA	35,939	1,224,301
Mapfre SA	37,878	115,381
Red Electrica Corp. SA	13,656	257,282
Repsol SA	39,891	560,596
Telefonica SA	154,954	1,430,596
Zardoya Otis SA	6,200	52,321
		12,694,418

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Sweden - 2.0%
Alfa Laval AB	10,314	$170,133
Assa Abloy AB, B Shares	34,221	633,213
Atlas Copco AB, A Shares	23,341	708,086
Atlas Copco AB, B Shares	13,732	373,338
Boliden AB	10,826	281,205
Electrolux AB, Series B	9,396	232,655
Getinge AB, B Shares	6,512	104,342
Hennes & Mauritz AB, B Shares	31,231	865,758
Hexagon AB, B Shares	8,169	290,947
Husqvarna AB, B Shares	18,793	145,817
ICA Gruppen AB	2,659	80,934
Industrivarden AB, C Shares	2,860	53,189
Investor AB, B Shares	14,754	549,736
Kinnevik AB, B Shares	7,421	177,252
L E Lundbergforetagen AB, B Shares	1,273	77,938
Lundin Petroleum AB (I)	8,518	184,599
Nordea Bank AB	100,775	1,116,650
Sandvik AB	33,680	415,479
Securitas AB, B Shares	10,739	168,450
Skandinaviska Enskilda Banken AB,
A Shares	49,129	513,408
Skanska AB, B Shares	11,411	268,665
SKF AB, B Shares	12,256	224,728
Svenska Cellulosa AB, B Shares	19,945	561,382
Svenska Handelsbanken AB, A Shares	51,359	711,346
Swedbank AB, A Shares	29,478	710,257
Swedish Match AB	6,740	213,847
Tele2 AB, B Shares	14,276	114,151
Telefonaktiebolaget LM Ericsson,
B Shares	99,887	585,435
Telia Company AB	82,426	331,121
Volvo AB, B Shares	52,551	611,799
		11,475,860
Switzerland - 6.4%
ABB, Ltd. (I)	63,042	1,326,512
Actelion, Ltd. (I)	3,248	701,921
Adecco Group AG	5,898	385,003
Aryzta AG (I)	3,464	152,334
Baloise Holding AG	1,757	221,092
Barry Callebaut AG (I)	81	98,959
Chocoladefabriken Lindt & Spruengli AG	39	424,126
Cie Financiere Richemont SA	17,198	1,136,625
Coca-Cola HBC AG (I)	6,105	132,939
Credit Suisse Group AG (I)	66,487	950,168
Dufry AG (I)	1,420	176,753
EMS-Chemie Holding AG	281	142,700
Galenica AG	134	150,998
Geberit AG	1,296	518,862
Givaudan SA	319	583,825
Glencore PLC (I)	409,046	1,382,127
Julius Baer Group, Ltd. (I)	7,129	315,827
Kuehne + Nagel International AG	2,068	272,973
LafargeHolcim, Ltd. (I)	8,825	463,243
LafargeHolcim, Ltd. (I)	6,464	339,060
Lonza Group AG (I)	1,860	321,462
Nestle SA	104,220	7,466,069
Novartis AG	75,142	5,464,589
Pargesa Holding SA	1,375	89,374
Partners Group Holding AG (L)	509	238,282
Roche Holding AG	23,739	5,411,366
Schindler Holding AG	2,173	381,433
SGS SA	194	394,162
Sika AG	74	355,041

The accompanying notes are an integral part of the financial statements.	61

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Switzerland (continued)
Sonova Holding AG	1,863	$225,404
STMicroelectronics NV	21,309	241,527
Swiss Life Holding AG (I)	1,089	307,620
Swiss Prime Site AG (I)	2,297	187,956
Swiss Re AG	11,196	1,059,286
Swisscom AG	910	406,765
Syngenta AG (I)	3,061	1,212,874
The Swatch Group AG (L)	1,109	344,192
The Swatch Group AG	1,748	106,678
UBS Group AG (I)	121,224	1,895,393
Wolseley PLC	8,438	515,111
Zurich Insurance Group AG (I)	4,957	1,362,282
		37,862,913
Taiwan - 2.4%
Acer, Inc. (I)	58,018	23,442
Advanced Semiconductor
Engineering, Inc.	215,933	220,141
Advantech Company, Ltd.	10,991	86,669
Asia Cement Corp.	36,863	29,985
Asustek Computer, Inc.	24,952	204,291
AU Optronics Corp.	163,827	59,492
Catcher Technology Company, Ltd.	22,184	153,329
Cathay Financial Holding Company, Ltd.	259,901	386,373
Chang Hwa Commercial Bank, Ltd.	98,170	52,106
Cheng Shin Rubber Industry
Company, Ltd.	43,680	81,992
China Airlines, Ltd.	26,874	7,739
China Development Financial
Holding Corp.	479,153	119,282
China Life Insurance Company, Ltd.	114,400	113,112
China Steel Corp.	363,388	276,229
Chunghwa Telecom Company, Ltd.	121,148	380,414
Compal Electronics, Inc.	79,764	45,562
CTBC Financial Holding Company, Ltd.	517,465	282,282
Delta Electronics, Inc.	70,866	348,386
E.Sun Financial Holding Company, Ltd.	230,547	130,846
Eclat Textile Company, Ltd.	6,137	63,899
Eva Airways Corp.	28,457	12,820
Evergreen Marine Corp Taiwan, Ltd. (I)	8,886	3,053
Far Eastern New Century Corp.	64,875	48,584
Far EasTone Telecommunications
Company, Ltd.	45,159	101,519
First Financial Holding Company, Ltd.	353,223	188,057
Formosa Chemicals & Fibre Corp.	100,212	298,446
Formosa Petrochemical Corp.	24,720	85,545
Formosa Plastics Corp.	131,086	361,350
Formosa Taffeta Company, Ltd.	5,000	4,562
Foxconn Technology Company, Ltd.	15,513	40,815
Fubon Financial Holding Company, Ltd.	211,112	332,786
Hon Hai Precision Industry
Company, Ltd.	528,460	1,374,571
Hotai Motor Company, Ltd.	9,000	102,662
HTC Corp. (I)	26,997	65,795
Hua Nan Financial Holdings
Company, Ltd.	247,258	124,319
Innolux Corp.	100,841	36,101
Inventec Corp.	25,899	17,668
Largan Precision Company, Ltd.	3,143	366,352
Lite-On Technology Corp.	39,626	59,592
MediaTek, Inc.	49,340	329,628
Mega Financial Holding Company, Ltd.	387,134	275,311
Micro-Star International Company, Ltd.	23,000	52,192
Nan Ya Plastics Corp.	148,992	328,187

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Novatek Microelectronics Corp.	7,361	$24,193
Pegatron Corp.	71,989	171,264
Pou Chen Corp.	36,641	45,532
Powertech Technology, Inc.	13,149	35,285
President Chain Store Corp.	21,496	153,658
Quanta Computer, Inc.	92,771	172,869
Realtek Semiconductor Corp.	5,999	18,946
Shin Kong Financial Holding Company,
Ltd. (I)	107,046	26,147
Siliconware Precision Industries
Company	54,855	81,367
SinoPac Financial Holdings
Company, Ltd.	144,703	40,674
Synnex Technology International Corp.	24,928	25,050
Taishin Financial Holding Company, Ltd.	287,217	104,886
Taiwan Cement Corp.	60,781	66,058
Taiwan Cooperative Financial Holding
Company, Ltd.	257,949	112,243
Taiwan Fertilizer Company, Ltd.	13,000	16,172
Taiwan Mobile Company, Ltd.	62,257	200,425
Taiwan Semiconductor
Manufacturing Company, Ltd.	818,227	4,583,099
Teco Electric & Machinery
Company, Ltd.	16,000	13,803
Transcend Information, Inc.	6,608	17,456
Uni-President Enterprises Corp.	151,487	249,781
United Microelectronics Corp.	258,313	90,971
Wistron Corp.	40,193	30,975
Ya Hsin Industrial Company, Ltd. (I)	36,000	0
Yuanta Financial Holdings
Company, Ltd.	189,267	70,190
Yulon Motor Company, Ltd.	17,510	14,518
		14,041,048
Thailand - 0.4%
Advanced Info Service PCL	48,400	198,212
Airports of Thailand PCL	15,000	166,571
Bangkok Bank PCL	8,300	37,309
Banpu PCL	110,000	58,592
BEC World PCL	46,019	21,305
Bumrungrad Hospital PCL, NVDR	14,300	72,156
Charoen Pokphand Foods PCL	136,200	111,918
CP ALL PCL	173,500	302,383
Glow Energy PCL	27,900	61,459
IRPC PCL	528,400	70,671
Kasikornbank PCL	39,400	194,633
Krung Thai Bank PCL	164,375	80,994
PTT Exploration & Production PCL	60,147	161,103
PTT Global Chemical PCL	65,273	114,437
PTT PCL	34,300	355,111
Siam Cement PCL, Foreign Shares	11,300	156,836
Siam Commercial Bank PCL,
Foreign Shares	70,748	300,030
Thai Oil PCL	28,800	58,020
True Corp. PCL	271,202	53,992
		2,575,732
Turkey - 0.2%
Akbank TAS	67,697	149,858
Anadolu Efes Biracilik Ve Malt
Sanayii AS	8,117	40,558
Arcelik AS	6,139	36,871
BIM Birlesik Magazalar AS	8,214	113,987
Coca-Cola Icecek AS	2,884	27,038

The accompanying notes are an integral part of the financial statements.	62

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Turkey (continued)
Emlak Konut Gayrimenkul Yatirim
Ortakligi AS	17,803	$15,078
Eregli Demir ve Celik Fabrikalari TAS	30,186	43,919
Ford Otomotiv Sanayi AS	4,572	39,611
Haci Omer Sabanci Holding AS	31,762	82,224
KOC Holding AS	25,423	99,357
TAV Havalimanlari Holding AS	4,656	18,495
Tupras Turkiye Petrol Rafinerileri AS	4,998	100,152
Turk Hava Yollari AO (I)	25,366	35,984
Turk Telekomunikasyon AS	22,064	32,980
Turkcell Iletisim Hizmetleri AS (I)	29,771	82,204
Turkiye Garanti Bankasi AS	86,216	185,935
Turkiye Halk Bankasi AS	25,911	68,468
Turkiye Is Bankasi, Class C	60,572	88,832
Turkiye Sise ve Cam Fabrikalari AS	39,946	43,313
Turkiye Vakiflar Bankasi TAO, Class D	22,351	27,510
Yapi ve Kredi Bankasi AS (I)	35,813	34,748
		1,367,122
United Kingdom - 10.9%
3i Group PLC	32,836	284,046
Aberdeen Asset Management PLC	35,216	111,346
Admiral Group PLC	7,053	158,616
Anglo American PLC (I)	46,878	662,336
Ashtead Group PLC	17,291	336,146
Associated British Foods PLC	11,910	401,871
AstraZeneca PLC	42,494	2,320,516
Auto Trader Group PLC (S)	35,298	177,463
Aviva PLC	135,670	808,141
Babcock International Group PLC	8,659	101,566
BAE Systems PLC	107,860	784,530
Barclays PLC	565,490	1,551,911
Barratt Developments PLC	34,575	196,564
Berkeley Group Holdings PLC	4,343	150,133
BP PLC	627,963	3,933,225
British American Tobacco PLC	62,326	3,532,374
BT Group PLC	282,107	1,273,524
Bunzl PLC	11,217	291,210
Burberry Group PLC	15,023	276,859
Capita PLC	21,255	138,979
Centrica PLC	178,711	514,699
CNH Industrial NV	34,400	298,490
Cobham PLC	59,389	119,577
Coca-Cola European Partners PLC	7,314	230,840
Compass Group PLC	55,937	1,033,809
Croda International PLC	4,431	174,270
Diageo PLC	84,643	2,196,487
Direct Line Insurance Group PLC	47,366	215,571
Dixons Carphone PLC	33,696	147,168
easyJet PLC	5,884	72,782
Fiat Chrysler Automobiles NV	31,182	283,658
G4S PLC	56,956	164,625
GKN PLC	59,980	244,474
GlaxoSmithKline PLC	162,969	3,130,410
Hammerson PLC	26,482	186,634
Hargreaves Lansdown PLC	8,843	131,588
HSBC Holdings PLC	682,858	5,509,751
IMI PLC	10,620	135,818
Imperial Brands PLC	32,270	1,406,352
Inmarsat PLC	15,909	147,201
InterContinental Hotels Group PLC	6,311	282,193
International Consolidated Airlines
Group SA	27,874	150,162
Intertek Group PLC	5,765	247,078

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Intu Properties PLC (L)	32,777	$113,531
ITV PLC	123,778	314,275
J Sainsbury PLC	44,909	138,026
Johnson Matthey PLC	6,534	255,659
Kingfisher PLC	75,222	324,088
Land Securities Group PLC	25,441	334,224
Legal & General Group PLC	198,990	606,202
Liberty Global PLC LiLAC, Class A (I)	51	1,120
Liberty Global PLC LiLAC, Class C (I)	125	2,646
Lloyds Banking Group PLC	2,155,541	1,655,201
London Stock Exchange Group PLC	10,826	386,936
Marks & Spencer Group PLC	54,764	235,908
Meggitt PLC	26,170	147,788
Merlin Entertainments PLC (S)	24,601	135,810
National Grid PLC	126,453	1,477,454
NEX Group PLC	10,683	61,158
Next PLC	4,920	301,823
Old Mutual PLC	171,915	438,381
Pearson PLC	27,737	278,305
Persimmon PLC	10,307	224,876
Petrofac, Ltd.	10,236	109,542
Provident Financial PLC	5,041	176,297
Prudential PLC	86,220	1,720,744
Reckitt Benckiser Group PLC	21,139	1,790,653
RELX NV	34,121	573,913
RELX PLC	36,433	649,259
Rio Tinto PLC	41,749	1,593,903
Rio Tinto, Ltd.	14,803	634,178
Rolls-Royce Holdings PLC (I)	63,119	518,431
Royal Bank of Scotland Group PLC (I)	113,690	314,145
Royal Mail PLC	28,114	159,812
RSA Insurance Group PLC	34,070	245,691
Schroders PLC	4,282	157,270
Segro PLC	28,741	162,560
Severn Trent PLC	7,940	216,992
Sky PLC	36,284	442,339
Smith & Nephew PLC	30,850	463,037
Smiths Group PLC	13,338	232,178
SSE PLC	33,686	643,207
St. James’s Place PLC	17,965	224,093
Standard Chartered PLC (I)	110,669	902,502
Standard Life PLC	66,042	302,421
Tate & Lyle PLC	15,746	137,033
Taylor Wimpey PLC	113,396	213,876
Tesco PLC (I)	277,781	708,290
The British Land Company PLC	32,700	253,770
The Sage Group PLC	36,089	290,916
The Weir Group PLC	7,542	175,271
TP ICAP PLC	8,730	46,431
Travis Perkins PLC	9,089	162,478
Unilever NV	55,434	2,277,172
Unilever PLC	43,242	1,748,711
United Utilities Group PLC	23,943	265,393
Vodafone Group PLC	892,134	2,195,447
Whitbread PLC	5,837	271,528
William Hill PLC	32,018	114,361
WM Morrison Supermarkets PLC	74,166	210,654
Worldpay Group PLC (S)	51,745	171,799
WPP PLC	42,914	954,989
		64,379,690
United States - 0.5%
Carnival PLC	6,367	322,614
Shire PLC	30,304	1,730,346

The accompanying notes are an integral part of the financial statements.	63

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United States (continued)
Thomson Reuters Corp.	11,077	$484,776
Valeant Pharmaceuticals International,
Inc. (I)	11,600	168,214
Yum China Holdings, Inc. (I)	13,700	357,844
		3,063,794
TOTAL COMMON STOCKS (Cost $494,427,185)		$570,032,543

PREFERRED SECURITIES - 1.2%
Brazil - 0.6%
Banco Bradesco SA	92,001	818,137
Braskem SA, A Shares	4,100	43,038
Centrais Eletricas Brasileiras SA,
B Shares (I)	4,300	34,149
Cia Brasileira de Distribuicao	2,538	42,618
Cia Energetica de Minas Gerais	26,542	62,693
Cia Paranaense de Energia, B Shares	1,400	11,729
Gerdau SA	31,800	104,835
Itau Unibanco Holding SA	106,526	1,104,879
Itausa - Investimentos Itau SA	125,695	318,969
Lojas Americanas SA	16,784	87,441
Petroleo Brasileiro SA (I)	128,851	585,849
Suzano Papel e Celulose SA, A Shares	8,500	37,112
Telefonica Brasil SA	6,552	88,539
Vale SA	61,800	440,564
		3,780,552
Germany - 0.4%
Bayerische Motoren Werke AG	1,808	138,078
FUCHS PETROLUB SE	2,735	114,568
Henkel AG & Company KGaA	6,051	720,312
Porsche Automobil Holding SE	5,169	280,781
Schaeffler AG	5,570	82,192
Volkswagen AG	6,204	868,049
		2,203,980
Italy - 0.0%
Intesa Sanpaolo SpA	42,950	100,597
Telecom Italia SpA (I)	233,394	169,396
		269,993
South Korea - 0.2%
Amorepacific Corp.	300	50,991
Hyundai Motor Company	1,902	154,089
LG Chem, Ltd.	162	24,026
Samsung Electronics Company, Ltd.	616	729,366
		958,472
Spain - 0.0%
Grifols SA	854	13,708
TOTAL PREFERRED SECURITIES (Cost $7,702,531)		$7,226,705

RIGHTS - 0.0%
Repsol SA (Expiration
Date: 01/09/2017) (I)(N)	39,891	14,781
Rolls-Royce Holdings PLC (Expiration
Date: 01/09/2017) (I)(N)	2,903,474	3,578
TOTAL RIGHTS (Cost $17,456)		$18,359

SECURITIES LENDING COLLATERAL - 1.0%
John Hancock
Collateral Trust, 0.7390% (W)(Y)	561,049	5,614,139
TOTAL SECURITIES LENDING
COLLATERAL (Cost $5,614,434)		$5,614,139

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS - 0.9%
Money market funds - 0.9%
Fidelity Institutional Money Market
Government Portfolio, Institutional
Class, 0.3829% (Y)	5,216,626	$5,216,626
TOTAL SHORT-TERM INVESTMENTS (Cost $5,216,626)		$5,216,626
Total Investments (International Equity Index Trust B)
(Cost $512,978,232) - 99.9%		$588,108,372
Other assets and liabilities, net - 0.1%		652,517
TOTAL NET ASSETS - 100.0%		$588,760,889

International Growth Stock Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 94.3%
Australia - 4.1%
Amcor, Ltd.	760,331	$8,183,325
Brambles, Ltd.	346,032	3,088,025
CSL, Ltd.	52,647	3,807,430
		15,078,780
Brazil - 1.6%
BM&F Bovespa SA	1,208,834	6,116,030
Canada - 9.9%
Canadian National Railway Company	54,840	3,690,718
Cenovus Energy, Inc.	236,964	3,582,742
CGI Group, Inc., Class A (I)	215,593	10,347,308
Fairfax Financial Holdings, Ltd.	9,586	4,630,038
Great-West Lifeco, Inc.	121,825	3,191,141
PrairieSky Royalty, Ltd.	130,958	3,115,331
Suncor Energy, Inc.	252,061	8,241,521
		36,798,799
China - 0.9%
Baidu, Inc., ADR (I)	19,507	3,207,146
Denmark - 2.3%
Carlsberg A/S, B Shares	81,145	6,988,952
Novo Nordisk A/S, B Shares	45,299	1,624,974
		8,613,926
France - 4.6%
Essilor International SA	7,054	795,893
Pernod Ricard SA	17,845	1,931,194
Publicis Groupe SA	132,348	9,119,414
Schneider Electric SE	74,308	5,162,081
		17,008,582
Germany - 9.9%
Allianz SE	48,303	7,971,852
Deutsche Boerse AG	105,967	8,502,243
Deutsche Post AG	138,855	4,553,770
ProSiebenSat.1 Media SE	155,053	5,968,316
SAP SE	114,199	9,878,822
		36,875,003
Hong Kong - 4.0%
CK Hutchison Holdings, Ltd.	783,968	8,849,791
Galaxy Entertainment Group, Ltd.	1,420,000	6,150,193
		14,999,984
Israel - 2.1%
Teva Pharmaceutical Industries,
Ltd., ADR	215,930	7,827,463

The accompanying notes are an integral part of the financial statements.	64

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Growth Stock Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan - 7.8%
FANUC Corp.	20,500	$3,429,537
Japan Tobacco, Inc.	207,700	6,817,470
Kao Corp.	60,000	2,840,093
Keyence Corp.	4,300	2,942,273
Komatsu, Ltd.	165,200	3,741,805
Toyota Motor Corp.	55,400	3,248,014
Yahoo Japan Corp.	1,557,900	5,966,699
		28,985,891
Mexico - 2.8%
Fomento Economico Mexicano SAB de
CV, ADR	85,185	6,491,949
Grupo Televisa SAB, ADR	192,315	4,017,460
		10,509,409
Netherlands - 2.3%
Royal Dutch Shell PLC, B Shares	164,407	4,723,755
Wolters Kluwer NV	103,921	3,758,748
		8,482,503
Singapore - 3.4%
Broadcom, Ltd.	52,117	9,212,722
United Overseas Bank, Ltd.	240,700	3,381,570
		12,594,292
South Korea - 0.9%
Samsung Electronics Company, Ltd.	2,308	3,435,027
Spain - 1.4%
Amadeus IT Group SA	117,625	5,334,799
Sweden - 3.9%
Getinge AB, B Shares	216,660	3,471,542
Investor AB, B Shares	203,090	7,567,162
Sandvik AB	153,732	1,896,449
Telefonaktiebolaget LM Ericsson,
B Shares	287,704	1,686,225
		14,621,378
Switzerland - 7.4%
Cie Financiere Richemont SA	57,872	3,824,793
Julius Baer Group, Ltd. (I)	124,966	5,536,209
Novartis AG	34,310	2,495,143
Roche Holding AG	34,148	7,784,124
Syngenta AG	4,086	1,614,391
UBS Group AG	399,355	6,244,099
		27,498,759
Taiwan - 2.5%
Taiwan Semiconductor
Manufacturing Company, Ltd.	1,647,000	9,225,268
Thailand - 1.5%
Kasikornbank PCL, NVDR	1,154,000	5,699,497
Turkey - 0.9%
Akbank TAS	1,503,716	3,328,713
United Kingdom - 20.1%
Aberdeen Asset Management PLC	759,086	2,400,084
British American Tobacco PLC	129,294	7,327,836
Compass Group PLC	368,302	6,806,836
Informa PLC	557,060	4,666,061
Kingfisher PLC	775,604	3,341,624
Lloyds Banking Group PLC	5,409,681	4,153,997
Next PLC	71,189	4,367,163
RELX PLC	642,396	11,447,889
Sky PLC	1,031,186	12,571,196
Smith & Nephew PLC	244,797	3,674,234

International Growth Stock Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Unilever NV	120,603	$4,954,248
WPP PLC	414,780	9,230,331
		74,941,499
TOTAL COMMON STOCKS (Cost $325,867,319)		$351,182,748

SHORT-TERM INVESTMENTS - 5.1%
Money market funds - 5.1%
Fidelity Institutional Money Market
Government Portfolio, Institutional
Class, 0.3829% (Y)	18,762,382	18,762,382
TOTAL SHORT-TERM INVESTMENTS (Cost $18,762,382)		$18,762,382
Total Investments (International Growth Stock Trust)
(Cost $344,629,701) - 99.4%		$369,945,130
Other assets and liabilities, net - 0.6%		2,319,687
TOTAL NET ASSETS - 100.0%		$372,264,817

International Small Company Trust

	Shares or Principal Amount	Value
COMMON STOCKS - 98.7%
Australia - 6.5%
Acrux, Ltd. (I)	11,121	$2,485
Adelaide Brighton, Ltd.	30,493	119,272
AED Oil, Ltd. (I)	17,758	0
Ainsworth Game Technology, Ltd.	10,192	15,501
Alkane Resources, Ltd. (I)	4,753	1,164
ALS, Ltd.	9,183	39,904
Altium, Ltd.	4,532	26,416
Alumina, Ltd.	30,571	39,975
Ansell, Ltd.	7,661	136,312
AP Eagers, Ltd. (L)	2,176	14,471
APN News & Media, Ltd. (I)	20,357	41,585
ARB Corp., Ltd.	5,039	64,058
Arrium, Ltd. (I)	200,392	3,181
AUB Group, Ltd.	4,308	32,674
Ausdrill, Ltd. (I)	16,467	14,937
Austal, Ltd.	23,155	28,987
Australian Agricultural Company,
Ltd. (I)	37,405	45,648
Australian Pharmaceutical Industries, Ltd.	14,352	21,276
Auswide Bank, Ltd.	607	2,229
Automotive Holdings Group, Ltd.	19,175	54,569
Aveo Group	16,672	40,167
AWE, Ltd. (I)	36,008	16,020
Bapcor, Ltd.	7,736	32,974
Beach Energy, Ltd.	141,502	86,110
Bega Cheese, Ltd.	5,704	17,412
Bellamy’s Australia, Ltd.	1,929	9,299
Billabong International, Ltd. (I)	4,296	3,888
Blackmores, Ltd. (L)	965	71,826
BlueScope Steel, Ltd.	11,717	77,872
Bradken, Ltd. (I)	10,103	23,429
Breville Group, Ltd.	7,320	45,681
Brickworks, Ltd.	1,798	17,612
BT Investment Management, Ltd.	5,975	45,642
Cabcharge Australia, Ltd.	9,047	25,291
Cardno, Ltd. (I)	15,086	10,279
Carnarvon Petroleum, Ltd. (I)	56,316	4,016
carsales.com, Ltd.	9,128	74,574

The accompanying notes are an integral part of the financial statements.	65

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Cash Converters International, Ltd. (L)	14,501	$3,496
Cedar Woods Properties, Ltd.	2,505	9,112
Cleanaway Waste Management, Ltd.	84,321	74,684
Coal of Africa, Ltd. (I)	28,467	1,007
Compass Resources, Ltd. (I)	15,577	0
Corporate Travel Management, Ltd.	2,502	32,998
Costa Group Holdings, Ltd.	4,806	11,904
Credit Corp. Group, Ltd.	2,881	37,196
CSG, Ltd.	25,624	13,494
CSR, Ltd.	40,665	135,198
CuDeco, Ltd. (I)	8,580	3,215
Data#3, Ltd.	9,073	10,049
Decmil Group, Ltd.	2,109	1,572
Downer EDI, Ltd.	31,360	137,316
DuluxGroup, Ltd.	25,567	114,793
Elders, Ltd. (I)	4,852	13,893
Energy Resources of Australia, Ltd. (I)	12,909	4,046
Energy World Corp., Ltd. (I)	75,962	14,240
ERM Power, Ltd.	7,077	6,552
Event Hospitality and Entertainment, Ltd.	8,898	88,345
Evolution Mining, Ltd. (L)	41,465	62,005
Fairfax Media, Ltd.	171,716	110,019
Finbar Group, Ltd.	8,370	5,577
Fleetwood Corp., Ltd. (I)	5,216	7,409
FlexiGroup, Ltd.	20,305	33,045
Flight Centre Travel Group, Ltd. (L)	471	10,615
G8 Education, Ltd.	17,385	44,932
Genworth Mortgage Insurance
Australia, Ltd.	18,245	43,003
GrainCorp, Ltd., Class A	13,614	93,811
Grange Resources, Ltd.	101,992	10,320
Greencross, Ltd.	5,654	27,946
GUD Holdings, Ltd.	7,395	55,768
GWA Group, Ltd.	22,398	47,726
Hansen Technologies, Ltd.	7,995	22,576
Hills, Ltd. (I)(L)	29,039	9,630
Iluka Resources, Ltd. (L)	25,991	135,334
Imdex, Ltd. (I)	20,483	8,494
IMF Bentham, Ltd.	11,295	14,239
Independence Group NL	24,737	75,880
Infigen Energy (I)	63,592	41,237
Infomedia, Ltd.	15,337	8,070
International Ferro Metals, Ltd. (I)	24,339	270
InvoCare, Ltd.	6,652	66,476
IOOF Holdings, Ltd.	18,395	121,928
IRESS, Ltd.	10,841	92,639
Isentia Group, Ltd. (L)	3,943	8,138
JB Hi-Fi, Ltd. (L)	8,827	178,416
Karoon Gas Australia, Ltd. (I)	6,513	8,395
Kingsgate Consolidated, Ltd. (I)(L)	11,120	2,276
MACA, Ltd.	4,396	5,424
Macmahon Holdings, Ltd. (I)	112,440	8,110
Macquarie Atlas Roads Group	17,237	62,723
Magellan Financial Group, Ltd.	7,067	120,791
Mayne Pharma Group, Ltd. (I)(L)	25,978	25,132
McMillan Shakespeare, Ltd.	5,664	44,351
McPherson’s, Ltd.	7,978	5,919
Medusa Mining, Ltd. (I)(L)	8,127	2,895
Metals X, Ltd. (I)	35,107	14,153
Metcash, Ltd. (I)(L)	69,441	114,201
Mincor Resources NL (I)	19,890	3,002
Mineral Resources, Ltd.	9,687	84,318
MMA Offshore, Ltd. (I)	23,329	4,536
Monadelphous Group, Ltd.	7,434	60,080

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Mortgage Choice, Ltd.	6,422	$11,052
Mount Gibson Iron, Ltd. (I)	62,063	15,589
Myer Holdings, Ltd.	63,302	62,930
Navitas, Ltd.	12,119	43,476
New Hope Corp., Ltd.	6,039	7,205
nib holdings, Ltd.	31,708	108,507
Northern Star Resources, Ltd.	42,401	108,371
Nufarm, Ltd.	14,896	98,151
OceanaGold Corp.	31,900	92,898
OFX Group, Ltd.	14,134	17,106
oOh!media, Ltd.	3,257	10,732
Orora, Ltd.	43,184	92,868
OZ Minerals, Ltd.	18,232	103,006
Paladin Resources, Ltd. (I)(L)	118,845	7,373
Peet, Ltd.	13,800	9,661
Perpetual, Ltd.	3,182	111,624
Perseus Mining, Ltd. (I)	42,768	10,116
Platinum Asset Management, Ltd.	8,057	30,619
PMP, Ltd.	32,750	15,941
Premier Investments, Ltd.	6,565	68,277
Primary Health Care, Ltd.	37,790	111,008
Prime Media Group, Ltd. (L)	17,812	3,984
Programmed Maintenance Services,
Ltd. (L)	19,345	26,794
Qube Holdings, Ltd.	26,676	46,860
RCG Corp., Ltd.	15,993	17,143
RCR Tomlinson, Ltd.	10,520	20,848
Reckon, Ltd. (L)	11,034	12,650
Regis Resources, Ltd.	20,593	43,304
Resolute Mining, Ltd.	42,361	38,534
Retail Food Group, Ltd. (L)	8,541	43,180
Ridley Corp., Ltd.	19,156	17,257
Sandfire Resources NL	8,888	35,977
Saracen Mineral Holdings, Ltd. (I)(L)	53,338	37,416
Select Harvests, Ltd.	4,873	23,276
Senex Energy, Ltd. (I)	87,382	16,614
Servcorp, Ltd.	3,171	17,947
Seven Group Holdings, Ltd.	7,850	44,270
Seven West Media, Ltd.	40,846	23,660
Sigma Pharmaceuticals, Ltd.	86,903	80,807
Silex Systems, Ltd. (I)	1,955	558
Silver Lake Resources, Ltd. (I)(L)	29,625	13,435
Sirtex Medical, Ltd.	4,444	45,298
Slater & Gordon, Ltd. (I)	17,919	2,904
SMS Management & Technology, Ltd.	8,079	7,754
Southern Cross Media Group, Ltd.	51,441	57,233
Spark Infrastructure Group	101,480	174,073
Specialty Fashion Group, Ltd. (I)	12,034	4,415
St. Barbara, Ltd. (I)	33,049	47,751
Steadfast Group, Ltd.	29,369	46,735
Super Retail Group, Ltd.	12,026	89,530
Tabcorp Holdings, Ltd.	39,373	136,408
Tassal Group, Ltd. (L)	12,045	36,030
Technology One, Ltd.	18,112	73,608
Ten Network Holdings, Ltd. (I)	12,932	8,616
TFS Corp., Ltd.	22,092	26,424
The Prime Retirement & Aged Care
Property Trust (I)	14,396	0
The Reject Shop, Ltd. (L)	2,561	15,642
The Star Entertainment Group, Ltd.	37,603	139,946
Tiger Resources, Ltd. (I)	92,816	2,408
Tox Free Solutions, Ltd. (L)	11,775	21,970
Treasury Wine Estates, Ltd.	8,032	61,787
Troy Resources, Ltd. (I)	15,555	1,600

The accompanying notes are an integral part of the financial statements.	66

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Village Roadshow, Ltd.	4,755	$15,621
Virgin Australia Holdings, Ltd. (I)	221,832	37,643
Virgin Australia International Holdings
Pty, Ltd. (I)	359,466	1,297
Virtus Health, Ltd.	2,849	12,811
Watpac, Ltd. (I)	11,170	6,129
Webjet, Ltd.	9,273	70,770
Western Areas, Ltd. (I)	18,795	41,266
Westgold Resources, Ltd. (I)	17,553	20,901
Whitehaven Coal, Ltd. (I)	54,148	101,360
WorleyParsons, Ltd. (I)	10,012	69,694
WPP AUNZ, Ltd.	25,254	21,987
		7,022,290
Austria - 1.3%
ams AG (L)	4,783	135,535
ANDRITZ AG	1,711	85,745
Austria Technologie & Systemtechnik
AG (L)	1,376	13,451
BUWOG AG (I)	2,931	68,043
CA Immobilien Anlagen AG (I)	4,952	90,910
Conwert Immobilien Invest SE (I)	4,312	73,589
DO & CO AG (L)	303	19,913
EVN AG	1,566	18,476
Kapsch TrafficCom AG	191	7,496
Lenzing AG	504	60,995
Mayr Melnhof Karton AG	615	65,242
Oesterreichische Post AG (I)	2,555	85,645
Palfinger AG	1,137	34,193
Porr AG	356	14,586
Raiffeisen Bank International AG (I)	7,252	132,197
RHI AG	2,041	51,968
Rosenbauer International AG	174	9,914
S IMMO AG (I)	3,364	35,358
Schoeller-Bleckmann Oilfield
Equipment AG	944	75,893
Semperit AG Holding	822	22,261
Strabag SE	893	31,630
Telekom Austria AG (I)	7,836	46,252
UNIQA Insurance Group AG	3,130	23,669
Verbund AG	689	10,984
Wienerberger AG	7,937	137,683
Zumtobel Group AG	2,545	45,452
		1,397,080
Belgium - 1.8%
Ablynx NV (I)(L)	1,954	22,194
Ackermans & van Haaren NV	1,670	231,976
AGFA-Gevaert NV (I)	16,974	65,508
Banque Nationale de Belgique	12	37,845
Barco NV	967	81,417
Bekaert SA	1,807	73,038
bpost SA	1,483	35,059
Cie d’Entreprises CFE	584	63,405
Cie Immobiliere de Belgique SA (I)(L)	47	2,621
D’ieteren SA	1,795	79,282
Deceuninck NV	7,720	18,440
Econocom Group SA (I)	4,944	72,490
Elia System Operator SA	2,455	128,313
Euronav NV	3,068	24,404
EVS Broadcast Equipment SA	811	28,326
Exmar NV (L)	1,567	12,693
Fagron (I)	2,409	24,595
Galapagos NV (I)	2,443	156,463

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Belgium (continued)
Gimv NV	23	$1,273
Ion Beam Applications	1,305	57,100
Kinepolis Group NV	1,085	48,488
Lotus Bakeries	9	23,653
Melexis NV	1,616	108,095
Nyrstar NV (I)	5,514	45,191
Ontex Group NV	1,447	42,959
Orange Belgium SA (I)	2,358	49,227
Recticel SA	2,296	16,011
Rezidor Hotel Group AB	5,758	22,386
Sipef SA	356	22,656
Tessenderlo Chemie NV (I)	2,049	74,880
ThromboGenics NV (I)	1,612	4,296
Umicore SA	4,011	228,192
Van de Velde NV	556	38,695
Viohalco SA (I)	7,173	9,182
		1,950,353
Bermuda - 0.2%
Hiscox, Ltd.	16,221	203,261
Cambodia - 0.1%
NagaCorp, Ltd.	104,000	59,943
Canada - 8.9%
5N Plus, Inc. (I)	3,515	4,686
Absolute Software Corp.	3,900	18,532
Advantage Oil & Gas, Ltd. (I)	11,500	78,114
Aecon Group, Inc.	3,500	39,753
AG Growth International, Inc.	1,100	43,028
AGF Management, Ltd., Class B	4,298	20,071
AGT Food & Ingredients, Inc.	1,218	33,238
Aimia, Inc.	6,977	46,144
AirBoss of America Corp.	1,500	13,239
AKITA Drilling, Ltd., Class A	700	4,405
Alamos Gold, Inc., Class A	17,348	119,646
Alaris Royalty Corp. (L)	2,229	39,761
Algonquin Power & Utilities Corp.	14,667	124,423
Alterra Power Corp.	1,571	6,096
Altius Minerals Corp.	3,100	29,276
Altus Group, Ltd.	2,018	46,533
Asanko Gold, Inc. (I)	6,600	20,252
Athabasca Oil Corp. (I)	8,100	12,367
ATS Automation Tooling Systems,
Inc. (I)	5,847	54,522
AuRico Metals, Inc. (I)	7,628	5,738
AutoCanada, Inc.	1,985	34,181
Avigilon Corp. (I)(L)	2,600	24,826
B2Gold Corp. (I)	65,356	155,279
Badger Daylighting, Ltd. (L)	2,322	55,514
Baytex Energy Corp. (I)	11,400	55,699
Bellatrix Exploration, Ltd. (I)	9,897	9,435
Birch Mountain Resources, Ltd. (I)	9,200	1
Birchcliff Energy, Ltd. (I)	9,700	67,694
Bird Construction, Inc.	1,495	10,088
Black Diamond Group, Ltd.	2,750	9,258
BlackPearl Resources, Inc. (I)	24,200	29,379
BMTC Group, Inc.	500	4,972
Bonavista Energy Corp.	13,661	48,940
Bonterra Energy Corp.	2,200	47,665
Boralex, Inc., Class A	2,777	39,608
BRP, Inc. (I)	1,500	31,672
Calfrac Well Services, Ltd. (I)	6,414	22,739
Canaccord Genuity Group, Inc. (I)	6,371	22,634
Canacol Energy, Ltd. (I)	7,565	25,805

The accompanying notes are an integral part of the financial statements.	67

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Canadian Energy Services &
Technology Corp.	13,646	$77,852
Canadian Western Bank (L)	4,915	111,065
Canam Group, Inc.	2,800	18,811
Canexus Corp.	4,363	5,297
Canfor Corp. (I)	5,300	60,277
Canfor Pulp Products, Inc.	2,715	20,444
Canyon Services Group, Inc.	5,968	31,248
Capital Power Corp.	6,627	114,658
Capstone Mining Corp. (I)	29,467	27,653
Cascades, Inc.	5,223	47,070
Celestica, Inc. (I)	4,719	55,919
Centerra Gold, Inc.	14,877	69,695
Cequence Energy, Ltd. (I)	2,335	617
Chinook Energy, Inc. (I)	3,544	1,201
Cineplex, Inc.	2,800	106,816
Clearwater Seafoods, Inc.	1,500	13,015
Cogeco Communications, Inc.	407	20,079
Cogeco, Inc.	245	10,350
Colliers International Group, Inc.	2,300	84,778
Computer Modelling Group, Ltd.	5,720	38,811
Copper Mountain Mining Corp. (I)	8,800	6,161
Corridor Resources, Inc. (I)	4,930	2,056
Corus Entertainment, Inc., B Shares	6,604	61,975
Cott Corp.	8,900	100,756
Crew Energy, Inc. (I)	11,300	63,206
Delphi Energy Corp. (I)	20,245	25,482
Denison Mines Corp. (I)	33,028	17,219
DH Corp.	3,083	51,159
DHX Media, Ltd.	900	4,732
DirectCash Payments, Inc.	500	7,068
Dominion Diamond Corp.	5,961	57,761
Dorel Industries, Inc., Class B	1,900	54,906
Dundee Precious Metals, Inc. (I)	8,500	14,244
Eldorado Gold Corp. (I)	17,169	55,242
Enbridge Income Fund Holdings, Inc.	2,092	54,176
Enercare, Inc.	4,702	62,476
Enerflex, Ltd.	4,700	59,684
Enghouse Systems, Ltd.	1,100	45,830
Ensign Energy Services, Inc.	9,500	66,369
Epsilon Energy, Ltd. (I)	3,000	6,502
Equitable Group, Inc.	653	29,405
Essential Energy Services, Ltd. (I)	7,268	4,493
Evertz Technologies, Ltd.	1,712	21,536
Exchange Income Corp.	1,368	42,538
Exco Technologies, Ltd.	1,500	12,043
Extendicare, Inc.	6,230	45,844
Fiera Capital Corp.	1,035	9,852
Firm Capital Mortgage Investment Corp.	1,100	11,273
First Majestic Silver Corp. (I)	5,381	41,119
First National Financial Corp.	700	14,040
FirstService Corp.	2,300	109,189
Fortuna Silver Mines, Inc. (I)	8,670	49,012
Gamehost, Inc.	100	833
Genworth MI Canada, Inc.	2,688	67,388
Gibson Energy, Inc.	7,398	104,580
Glacier Media, Inc. (I)	6,100	3,044
Gluskin Sheff + Associates, Inc.	2,500	32,473
GMP Capital, Inc. (I)	3,026	9,939
goeasy, Ltd.	46	836
Golden Star Resources, Ltd. (I)(L)	11,800	8,701
Gran Tierra Energy, Inc. (I)	24,566	74,284
Granite Oil Corp. (I)	1,167	5,119
Great Canadian Gaming Corp. (I)	3,100	57,675

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Great Panther Silver, Ltd. (I)(L)	14,100	$23,314
Guyana Goldfields, Inc. (I)	6,600	30,084
Hanfeng Evergreen, Inc. (I)	200	1
Heroux-Devtek, Inc. (I)	1,600	17,518
High Liner Foods, Inc.	1,773	26,344
Home Capital Group, Inc. (L)	3,879	90,543
Horizon North Logistics, Inc.	8,109	11,838
HudBay Minerals, Inc.	18,257	104,431
IAMGOLD Corp. (I)	24,428	94,426
IMAX Corp. (I)	1,202	37,743
Imperial Metals Corp. (I)(L)	4,600	20,762
Innergex Renewable Energy, Inc.	7,256	75,821
Interfor Corp. (I)	4,720	52,837
International Tower Hill Mines, Ltd. (I)	2,300	1,285
Intertape Polymer Group, Inc.	4,500	84,393
Just Energy Group, Inc.	9,240	50,513
K-Bro Linen, Inc.	600	18,836
KAB Distribution, Inc. (I)	7,076	1
Kelt Exploration, Ltd. (I)	1,454	7,331
Kingsway Financial Services, Inc. (I)	425	2,646
Kirkland Lake Gold, Ltd. (I)	9,062	47,380
Klondex Mines, Ltd. (I)	11,500	53,532
Knight Therapeutics, Inc. (I)	1,000	7,999
Laurentian Bank of Canada	2,114	90,896
Leon’s Furniture, Ltd.	1,183	15,930
Linamar Corp.	1,603	68,877
Liquor Stores N.A., Ltd.	1,500	11,764
Lucara Diamond Corp.	19,784	44,795
Lundin Mining Corp. (I)	7,246	34,539
MacDonald Dettwiler & Associates, Ltd.	683	34,027
Major Drilling Group International,
Inc. (I)	6,800	35,554
Mandalay Resources Corp.	9,500	5,660
Manitoba Telecom Services, Inc.	2,120	59,938
Maple Leaf Foods, Inc.	5,183	108,551
Martinrea International, Inc.	7,093	45,380
Medical Facilities Corp.	2,104	27,533
Mitel Networks Corp. (I)	7,200	48,906
Morguard Corp.	200	26,202
Morneau Shepell, Inc.	3,098	44,279
MTY Food Group, Inc.	1,000	37,657
Mullen Group, Ltd. (L)	6,082	89,827
Nautilus Minerals, Inc. (I)	52,676	5,689
Nevsun Resources, Ltd.	10,958	33,870
New Flyer Industries, Inc.	2,279	69,321
New Gold, Inc. (I)	23,228	81,484
Newalta Corp. (I)	4,200	7,257
Norbord, Inc.	1,572	39,702
Northland Power, Inc.	6,966	120,886
Novelion Therapeutics, Inc. (I)	20	167
NuVista Energy, Ltd. (I)	13,605	70,323
Osisko Gold Royalties, Ltd.	5,295	51,623
Painted Pony Petroleum, Ltd. (I)	7,448	51,146
Pan American Silver Corp.	5,400	81,443
Paramount Resources, Ltd., Class A (I)	6,600	88,826
Parex Resources, Inc. (I)	8,116	102,156
Parkland Fuel Corp.	4,934	103,373
Pason Systems, Inc.	5,200	76,065
Pengrowth Energy Corp. (I)	37,750	54,264
Penn West Petroleum, Ltd. (I)	25,619	45,222
PHX Energy Services Corp. (I)	1,500	4,592
Pizza Pizza Royalty Corp.	229	3,012
Platinum Group Metals, Ltd. (I)	500	722
PolyMet Mining Corp. (I)	11,854	8,829

The accompanying notes are an integral part of the financial statements.	68

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Precision Drilling Corp. (I)	16,959	$92,459
Premium Brands Holdings Corp.	1,400	71,906
Primero Mining Corp. (I)	8,118	6,409
Pulse Seismic, Inc. (I)	2,882	5,023
Questerre Energy Corp., Class A (I)	19,444	12,599
Raging River Exploration, Inc. (I)	6,900	54,269
Reitmans Canada, Ltd., Class A	3,200	13,895
Richelieu Hardware, Ltd.	3,500	66,629
Richmont Mines, Inc. (I)	2,000	12,989
RMP Energy, Inc. (I)	10,900	6,170
Rocky Mountain Dealerships, Inc.	100	722
Rogers Sugar, Inc.	4,174	21,171
Russel Metals, Inc.	3,789	72,188
Sabina Gold & Silver Corp. (I)	2,375	1,734
Sandstorm Gold, Ltd. (I)	9,631	37,802
Sandvine Corp.	11,600	24,277
Savanna Energy Services Corp. (I)	5,561	8,698
Secure Energy Services, Inc.	11,054	96,408
SEMAFO, Inc. (I)	19,490	64,161
ShawCor, Ltd.	3,073	82,029
Sherritt International Corp. (I)	33,600	33,283
Sienna Senior Living, Inc.	1,555	18,878
Sierra Wireless, Inc. (I)	2,100	32,877
Silver Standard Resources, Inc. (I)	8,562	76,587
Spartan Energy Corp. (I)	18,000	44,643
Sprott Resource Corp. (I)	9,300	3,429
Sprott, Inc.	9,900	18,507
Stantec, Inc.	422	10,661
Stella-Jones, Inc.	2,800	90,883
Stuart Olson, Inc.	1,600	6,947
Student Transportation, Inc.	5,290	29,589
SunOpta, Inc. (I)	5,308	37,834
Superior Plus Corp. (L)	9,057	86,007
Surge Energy, Inc.	16,100	39,691
Taseko Mines, Ltd. (I)	16,100	13,910
Tembec, Inc. (I)	3,200	5,720
Teranga Gold Corp. (I)	12,432	7,942
Teranga Gold Corp. (Toronto Stock
Exchange) (I)	19,500	11,909
TFI International, Inc.	5,885	152,927
The Descartes Systems Group, Inc. (I)	5,000	106,618
The Jean Coutu Group PJC, Inc., Class A	2,407	37,504
The North West Company, Inc.	3,683	75,490
Timmins Gold Corp. (I)	6,378	1,971
TLC Vision Corp. (I)	3,400	7
TMX Group, Ltd.	976	51,989
TORC Oil & Gas, Ltd.	9,480	58,392
Toromont Industries, Ltd.	5,568	175,626
Torstar Corp., Class B	6,800	9,673
Total Energy Services, Inc.	2,409	26,160
TransAlta Corp.	16,304	90,224
TransAlta Renewables, Inc.	2,998	32,020
Transcontinental, Inc., Class A	5,283	87,312
TransGlobe Energy Corp. (I)	5,600	9,468
Trican Well Service, Ltd. (I)	10,563	36,189
Trilogy Energy Corp. (I)	1,300	7,310
Trinidad Drilling, Ltd. (I)	17,619	43,829
Uni-Select, Inc.	2,301	50,539
Valener, Inc.	3,089	48,222
Vecima Networks, Inc.	479	3,296
Veresen, Inc.	11,625	113,510
Wajax Corp.	1,300	22,327
Wesdome Gold Mines, Ltd. (I)	8,000	12,453
Western Energy Services Corp. (I)	3,316	7,656

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Western Forest Products, Inc.	25,850	$36,388
Westshore Terminals Investment Corp.	4,189	80,775
Wi-LAN, Inc.	9,800	15,985
Winpak, Ltd.	1,977	66,879
Xtreme Drilling and Coil Services
Corp. (I)	3,452	7,199
Yellow Pages, Ltd. (I)	200	2,635
ZCL Composites, Inc.	3,500	33,810
Zenith Capital Corp. (I)	1,700	279
		9,558,451
China - 0.1%
Bund Center Investment, Ltd.	18,500	8,945
China Gold International Resources
Corp., Ltd. (I)	12,500	18,434
FIH Mobile, Ltd.	73,000	23,012
		50,391
Denmark - 2.0%
ALK-Abello A/S	491	63,808
Alm Brand A/S	6,541	49,861
Amagerbanken A/S (I)	25,580	0
Ambu A/S, Class B (I)	1,232	49,393
Bang & Olufsen A/S (I)	3,937	44,539
Bavarian Nordic A/S (I)	2,241	78,826
D/S Norden A/S (I)(L)	2,246	35,056
Dfds A/S	2,368	107,965
FLSmidth & Company A/S	2,430	100,759
GN Store Nord A/S	7,647	158,142
IC Group A/S	807	16,889
Jyske Bank A/S	2,238	106,424
Lan & Spar Bank A/S	225	14,483
NKT Holding A/S	2,134	150,484
Per Aarsleff Holding A/S	1,380	34,388
Ringkjoebing Landbobank A/S	330	68,335
Rockwool International A/S, A Shares	59	9,915
Rockwool International A/S, B Shares	501	88,291
Royal Unibrew A/S	3,390	130,711
Santa Fe Group A/S (I)	800	6,330
Schouw & Company A/S	1,093	81,364
SimCorp A/S	2,989	145,565
Solar A/S, B Shares	603	30,774
Spar Nord Bank A/S	7,501	85,924
Sydbank A/S	4,294	133,035
TDC A/S (I)	23,052	118,173
Topdanmark A/S (I)	5,572	141,197
Tryg A/S	2,099	37,905
United International Enterprises	65	11,431
Vestjysk Bank A/S (I)	155	285
William Demant Holding A/S (I)	3,270	56,798
		2,157,050
Faroe Islands - 0.1%
Bakkafrost P/F	2,180	86,471
Finland - 2.9%
Ahlstrom OYJ	63	1,000
Alma Media OYJ (I)	4,110	21,768
Amer Sports OYJ	8,604	228,320
Apetit OYJ	696	9,494
Atria OYJ	1,021	12,339
BasWare OYJ (I)(L)	538	20,499
Cargotec OYJ, B Shares	2,830	127,413
Caverion Corp.	7,780	64,744
Citycon OYJ	27,617	67,831

The accompanying notes are an integral part of the financial statements.	69

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Finland (continued)
Cramo OYJ	2,993	$74,861
Elisa OYJ	6,236	202,430
F-Secure OYJ	7,159	26,152
Finnair OYJ (I)	3,281	13,912
Fiskars OYJ ABP	2,710	50,167
HKScan OYJ, A Shares	316	1,060
Huhtamaki OYJ	6,248	231,556
Ilkka-Yhtyma OYJ	1,535	4,373
Kemira OYJ	7,126	90,838
Kesko OYJ, A Shares	540	24,961
Kesko OYJ, B Shares	3,706	184,951
Konecranes OYJ	3,959	140,282
Lassila & Tikanoja OYJ	1,447	29,261
Metsa Board OYJ	17,392	124,007
Metso OYJ	5,246	149,244
Nokian Renkaat OYJ	5,661	210,465
Olvi OYJ, A Shares	1,172	34,524
Oriola-KD OYJ, B Shares	9,290	42,051
Orion OYJ, Class A	1,226	54,575
Orion OYJ, Class B	3,084	137,028
Outokumpu OYJ (I)	16,994	151,321
Outotec OYJ (I)(L)	13,940	72,888
PKC Group OYJ	1,616	26,891
Poyry OYJ (I)	2,864	9,982
Raisio OYJ	8,267	31,042
Ramirent OYJ	4,765	37,016
Rapala VMC OYJ	2,298	9,980
Sanoma OYJ	3,226	27,982
Stockmann OYJ ABP, B Shares (I)	2,666	19,762
Technopolis OYJ	8,322	27,361
Tieto OYJ	3,984	108,404
Tikkurila OYJ (L)	2,068	40,853
Uponor OYJ	4,437	77,004
Vaisala OYJ, A Shares	206	7,311
Valmet OYJ	4,540	66,659
YIT OYJ	9,085	72,301
		3,166,863
France - 4.8%
ABC Arbitrage	1,818	13,755
Air France-KLM (I)(L)	8,947	48,667
Akka Technologies	546	19,894
Albioma SA	1,912	33,270
Alten SA	1,830	128,479
Altran Technologies SA (I)	10,778	157,297
APRIL SA	1,212	15,298
Assystem	1,693	47,168
Beneteau SA	2,042	29,539
BioMerieux	482	71,941
Boiron SA	604	53,513
Bonduelle SCA	1,014	26,694
Burelle SA	28	28,002
Cegedim SA (I)	186	5,133
CGG SA (I)(L)	1,072	15,414
Cie des Alpes	105	2,089
Cie Plastic Omnium SA	4,529	144,437
Coface SA	2,044	13,332
Derichebourg SA	5,068	22,403
Edenred	7,063	139,852
Electricite de Strasbourg SA	81	8,913
Elior Group (S)	3,196	73,011
Elis SA	1,088	19,402
Eramet (I)	341	20,316
Etablissements Maurel et Prom (I)	7,666	33,987

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
France (continued)
Euler Hermes Group	585	$51,378
Faiveley Transport SA	600	63,244
Faurecia	3,465	134,211
Fimalac	10	1,072
Gaztransport Et Technigaz SA (L)	1,656	71,542
GL Events	213	3,811
Groupe Crit	163	11,667
Groupe Eurotunnel SE	3,269	31,055
Groupe Fnac SA (I)	1,106	74,722
Groupe Fnac SA (London Stock
Exchange) (I)	557	35,039
Guerbet	272	20,371
Haulotte Group SA	962	14,227
Havas SA	5,414	45,584
Imerys SA	1,636	123,947
Interparfums SA	837	24,149
Ipsen SA	1,857	134,178
IPSOS	2,286	71,822
Jacquet Metal Service	1,278	26,635
Korian SA	1,799	52,696
Lagardere SCA	7,152	198,508
Lectra	1,346	25,525
LISI	1,205	38,868
Manitou BF SA	880	17,315
Mersen	1,171	25,033
Metropole Television SA	4,400	81,790
Naturex (I)	388	34,709
Neopost SA	2,259	70,552
Nexans SA (I)	2,031	105,041
Nexity SA (I)	2,360	110,381
Nicox (I)	546	4,898
Orpea (L)	2,429	196,105
Pierre & Vacances SA (I)	142	5,669
Rallye SA	1,771	34,294
Remy Cointreau SA (L)	502	42,789
Rexel SA	12,550	206,196
Robertet SA	135	49,747
Rubis SCA	2,775	228,554
Sartorius Stedim Biotech	1,734	109,401
Savencia SA	189	13,310
Seche Environnement SA	335	10,211
Societe Internationale de Plantations
d’Heveas SA (I)	50	2,767
Solocal Group (I)	1,735	5,619
Somfy SA	158	64,437
Sopra Steria Group	1,200	136,151
SPIE SA	922	19,406
Stef SA	202	16,973
Synergie SA	557	20,515
Tarkett SA	1,163	41,713
Technicolor SA	12,585	68,047
Teleperformance	3,400	340,871
Television Francaise 1 (L)	8,404	83,413
Thermador Groupe (L)	96	8,434
Trigano SA	613	47,942
UBISOFT Entertainment (I)	7,613	270,534
Vallourec SA (I)	11,022	75,733
Valneva SE (I)	1,912	6,220
Vetoquinol SA	56	2,684
Vicat SA	878	53,281
VIEL & Compagnie SA	6,040	27,638
Vilmorin & Compagnie SA	559	35,198
Virbac SA (I)	350	61,555
		5,161,183

The accompanying notes are an integral part of the financial statements.	70

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Gabon - 0.0%
Total Gabon	20	$3,283
Georgia - 0.0%
BGEO Group PLC	798	29,382
Germany - 6.2%
Aareal Bank AG	4,192	157,225
ADVA Optical Networking SE (I)	2,463	19,943
Amadeus Fire AG	346	26,730
Aurubis AG	2,832	162,989
Axel Springer SE	1,062	51,495
Bauer AG	314	3,768
BayWa AG	1,025	33,193
Bechtle AG	1,195	124,253
Bertrandt AG (L)	394	40,037
Bijou Brigitte AG	340	19,734
Bilfinger SE (I)(L)	1,326	51,054
Biotest AG	714	11,940
Borussia Dortmund GmbH &
Company KGaA	5,769	31,921
CANCOM SE	1,347	63,894
Carl Zeiss Meditec AG	1,671	61,486
CENTROTEC Sustainable AG	476	7,651
Cewe Stiftung & Company KGAA	626	55,533
Clere AG (I)(L)	248	4,159
comdirect bank AG	2,610	26,482
CompuGroup Medical AG	1,153	47,283
CTS Eventim AG & Company KGaA	3,354	105,619
Delticom AG	491	9,254
Deutsche Beteiligungs AG	423	13,687
Deutz AG	7,001	39,280
DIC Asset AG	1,173	11,222
DMG Mori AG	3,262	148,000
Draegerwerk AG & Company KGaA	82	5,618
Drillisch AG	2,708	116,319
Duerr AG	1,941	155,633
Elmos Semiconductor AG	566	8,452
ElringKlinger AG	2,576	42,992
Evotec AG (I)	2,885	22,540
Fielmann AG	1,171	77,277
Fraport AG Frankfurt Airport
Services Worldwide	1,964	115,892
Freenet AG	8,192	230,234
FUCHS PETROLUB SE	1,379	53,560
Gerresheimer AG	1,930	143,141
Gerry Weber International AG	2,449	28,281
Gesco AG	885	20,948
GFK SE	361	16,481
GFT Technologies SE (L)	961	20,697
Grammer AG	1,191	59,425
GRENKE AG	176	27,580
Hamburger Hafen und Logistik AG	2,218	41,217
Heidelberger Druckmaschinen AG (I)	18,003	47,897
Hella KGaA Hueck & Company	811	30,524
Hornbach Baumarkt AG	249	7,248
HUGO BOSS AG	604	36,874
Indus Holding AG	1,395	75,664
Init Innovation In Traffic Systems
AG (L)	106	1,663
Isra Vision AG	212	22,555
Jenoptik AG	4,362	75,198
K+S AG (L)	2,172	51,740
KION Group AG	2,565	142,413
Kloeckner & Company SE (I)	4,625	57,753
Koenig & Bauer AG (I)	182	8,170

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Germany (continued)
Kontron AG (I)	4,988	$14,962
Krones AG (L)	1,102	100,650
KUKA AG (I)	1,891	228,576
KWS Saat SE	137	40,639
LANXESS AG	3,724	243,860
LEG Immobilien AG (I)	2,491	193,201
Leoni AG	2,651	94,259
LPKF Laser & Electronics AG (I)	1,182	8,631
Manz AG (I)	233	8,128
Medigene AG (I)(L)	760	9,486
MLP AG	5,864	25,719
MTU Aero Engines AG (L)	2,479	285,953
MVV Energie AG	884	19,991
Nemetschek SE	1,438	83,607
Nordex SE (I)(L)	5,058	108,339
Norma Group SE	2,215	94,352
OHB SE	399	7,782
OSRAM Licht AG	2,844	148,928
PATRIZIA Immobilien AG (I)	2,383	39,548
Pfeiffer Vacuum Technology AG	467	43,557
PNE Wind AG	4,544	10,422
Puma SE	153	40,165
QSC AG	6,549	13,200
Rational AG	233	103,917
Rheinmetall AG	2,794	187,508
RHOEN-KLINIKUM AG	2,861	77,228
RIB Software AG	1,641	21,531
SAF-Holland SA	4,007	57,438
Salzgitter AG	2,631	92,311
Schaltbau Holding AG (L)	493	15,954
SGL Carbon SE (I)	974	8,553
SHW AG	14	480
Sixt SE	1,292	69,201
SMA Solar Technology AG	916	24,154
Software AG	4,031	146,098
STADA Arzneimittel AG	4,642	239,815
Stroeer SE & Company KGaA	2,153	94,371
Suedzucker AG	5,201	123,975
Suess MicroTec AG (I)(L)	2,259	15,196
TAG Immobilien AG	6,757	89,044
Takkt AG	2,476	55,950
TLG Immobilien AG	1,903	35,825
Tom Tailor Holding AG (I)	710	3,874
Vossloh AG (I)	859	53,918
VTG AG	729	21,771
Wacker Chemie AG	578	59,990
Wacker Neuson SE	2,553	41,352
Washtec AG	850	44,240
XING AG	155	28,605
		6,648,072
Gibraltar - 0.0%
888 Holdings PLC	12,231	32,734
Greece - 0.0%
Alapis Holding Industrial & Commercial
SA of Pharmaceutical Chemical
Products (I)	3,303	143
TT Hellenic Postbank SA (I)	12,594	0
		143
Guernsey, Channel Islands - 0.0%
Raven Russia, Ltd. (I)	6,473	3,564

The accompanying notes are an integral part of the financial statements.	71

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong - 3.2%
Allied Group, Ltd.	6,000	$30,524
Allied Properties HK, Ltd.	160,000	35,569
APAC Resources, Ltd. (I)	102,646	1,403
APT Satellite Holdings, Ltd.	32,250	15,471
Asia Financial Holdings, Ltd.	26,000	12,449
Asia Satellite Telecommunications
Holdings, Ltd. (I)	2,500	3,115
ASM Pacific Technology, Ltd.	2,000	21,151
Associated International Hotels, Ltd.	38,000	105,361
BEP International Holdings, Ltd.	570,000	32,555
Bonjour Holdings, Ltd.	162,800	7,325
Bright Smart Securities & Commodities
Group, Ltd.	26,000	8,509
Brightoil Petroleum Holdings, Ltd. (I)	117,000	33,120
Brockman Mining, Ltd. (I)	740,840	12,778
Burwill Holdings, Ltd. (I)	292,000	9,360
Cafe de Coral Holdings, Ltd.	26,000	84,150
Champion Technology Holdings, Ltd. (I)	545,220	10,093
Chen Hsong Holdings	10,000	2,490
Cheuk Nang Holdings, Ltd.	3,266	2,270
China Billion Resources, Ltd. (I)	48,960	183
China Energy Development
Holdings, Ltd. (I)	634,000	7,089
China Metal International Holdings, Inc.	12,000	3,787
China Solar Energy Holdings, Ltd. (I)	42,500	987
China Wah Yan Healthcare, Ltd. (I)	99,900	552
Chinese Estates Holdings, Ltd. (L)	12,000	20,836
Chow Sang Sang Holdings
International, Ltd.	22,000	40,749
Chuang’s Consortium International, Ltd.	30,948	5,769
CITIC Telecom International
Holdings, Ltd.	112,000	33,553
CK Life Sciences International
Holdings, Inc.	282,000	25,007
CP Lotus Corp. (I)	220,000	4,000
Cross-Harbour Holdings, Ltd.	18,000	25,981
CSI Properties, Ltd.	245,066	8,660
Dah Sing Banking Group, Ltd.	34,400	63,053
Dah Sing Financial Holdings, Ltd.	12,520	84,523
Dickson Concepts International, Ltd.	29,000	10,284
EganaGoldpfeil Holdings, Ltd. (I)	103,373	0
Emperor Capital Group, Ltd.	192,000	17,247
Emperor Entertainment Hotel, Ltd.	40,000	9,404
Emperor International Holdings, Ltd.	97,333	22,004
Esprit Holdings, Ltd. (I)	94,700	74,226
eSun Holdings, Ltd. (I)	74,000	6,568
Fairwood Holdings, Ltd.	3,500	12,753
Far East Consortium International, Ltd.	102,809	43,734
First Pacific Company, Ltd.	36,000	25,114
Future Bright Holdings, Ltd.	6,000	632
G-Resources Group, Ltd.	2,014,800	36,776
GCL New Energy Holdings, Ltd. (I)	84,000	4,910
Get Nice Financial Group, Ltd.	14,775	1,806
Get Nice Holdings, Ltd.	591,000	20,095
Giordano International, Ltd.	100,000	53,919
Global Brands Group Holding, Ltd. (I)	304,000	40,213
Glorious Sun Enterprises, Ltd.	96,000	11,865
Guotai Junan International Holdings, Ltd.	131,000	40,114
Haitong International Securities
Group, Ltd.	108,665	61,941
Hang Fung Gold Technology, Ltd. (I)	90,000	0
Hanison Construction Holdings, Ltd.	27,441	4,936
Harbour Centre Development, Ltd.	38,000	70,416

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
HKBN, Ltd.	17,500	$19,177
HKR International, Ltd. (I)	47,200	21,577
Hong Kong Aircraft Engineering
Company, Ltd. (L)	2,000	13,340
Hong Kong Ferry Holdings
Company, Ltd.	29,000	32,752
Hongkong Chinese, Ltd.	66,000	11,553
Hopewell Holdings, Ltd.	23,500	80,941
Hsin Chong Group Holdings, Ltd. (I)	170,000	7,758
Hung Hing Printing Group, Ltd.	82,000	13,724
Hutchison Telecommunications
Hong Kong Holdings, Ltd.	136,000	43,765
Imagi International Holdings, Ltd. (I)	31,875	615
IT, Ltd.	44,601	17,793
Johnson Electric Holdings, Ltd.	10,500	27,670
K Wah International Holdings, Ltd.	131,611	60,842
Kerry Logistics Network, Ltd.	36,000	45,318
Kowloon Development Company, Ltd.	22,000	20,795
Lai Sun Development Company, Ltd.	766,000	14,355
Lifestyle China Group, Ltd. (I)	37,500	8,928
Lifestyle International Holdings, Ltd.	37,500	48,234
Lippo China Resources, Ltd.	36,000	1,072
Liu Chong Hing Investment, Ltd.	16,000	21,342
Luk Fook Holdings International, Ltd.	30,000	78,179
Man Wah Holdings, Ltd.	89,600	60,500
Mandarin Oriental International, Ltd.	8,000	10,193
Mason Financial Holdings, Ltd. (I)	640,000	15,259
Melco International Development, Ltd.	43,000	58,113
Midland Holdings, Ltd. (I)	48,000	12,240
Midland IC&I, Ltd. (I)	240,000	1,388
NetMind Financial Holdings, Ltd. (I)	2,210,240	17,074
New Times Energy Corp., Ltd. (I)	39,450	1,131
NewOcean Energy Holdings, Ltd.	66,000	17,473
Noble Group, Ltd. (I)	574,900	67,046
Orient Overseas International, Ltd.	14,500	59,987
Pacific Andes International Holdings,
Ltd. (I)	328,006	6,176
Pacific Basin Shipping, Ltd. (I)	166,000	26,654
Pacific Textiles Holdings, Ltd.	51,000	55,279
Paliburg Holdings, Ltd.	46,000	14,304
Paradise Entertainment, Ltd. (I)	52,000	10,260
Peace Mark Holdings, Ltd. (I)	164,000	0
Pearl Oriental Oil, Ltd. (I)	186,000	6,333
Pico Far East Holdings, Ltd.	100,000	30,629
Playmates Holdings, Ltd.	7,800	10,209
Playmates Toys, Ltd.	8,000	1,471
Polytec Asset Holdings, Ltd.	150,000	10,047
PYI Corp., Ltd. (I)	372,000	6,599
Regal Hotels International Holdings, Ltd.	36,000	19,751
Sa Sa International Holdings, Ltd.	59,288	23,498
SEA Holdings, Ltd.	4,000	9,578
Shenwan Hongyuan HK, Ltd.	20,000	8,655
Shun Tak Holdings, Ltd.	126,250	43,495
Singamas Container Holdings, Ltd. (I)	114,000	12,303
SITC International Holdings
Company, Ltd.	64,000	38,830
Sitoy Group Holdings, Ltd.	14,000	3,644
SmarTone Telecommunications
Holdings, Ltd.	31,500	42,286
SOCAM Development, Ltd. (I)	16,674	5,598
South China Holdings Company, Ltd. (I)	640,000	32,570
Stella International Holdings, Ltd.	25,000	40,219
Sun Hung Kai & Company, Ltd.	25,000	15,433

The accompanying notes are an integral part of the financial statements.	72

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
TAI Cheung Holdings, Ltd.	46,000	$40,398
Tao Heung Holdings, Ltd.	14,000	3,498
Television Broadcasts, Ltd.	19,100	62,712
Texwinca Holdings, Ltd.	60,000	39,166
The Hongkong & Shanghai Hotels, Ltd.	25,500	28,228
Titan Petrochemicals Group, Ltd. (I)	500,000	4,949
Town Health International Medical
Group, Ltd.	78,000	12,552
Tradelink Electronic Commerce, Ltd.	50,000	10,292
Transport International Holdings, Ltd.	19,200	54,647
Trinity, Ltd. (I)	74,000	5,524
United Laboratories International
Holdings, Ltd. (I)	42,000	28,470
Upbest Group, Ltd.	164,000	26,255
Varitronix International, Ltd.	18,000	7,511
Victory City International Holdings, Ltd.	113,060	3,706
Vitasoy International Holdings, Ltd.	60,000	120,216
VST Holdings, Ltd.	75,200	26,290
VTech Holdings, Ltd.	6,900	92,117
Wai Kee Holdings, Ltd.	68,000	21,935
Wing Tai Properties, Ltd.	102,000	61,481
Xinyi Glass Holdings, Ltd. (I)	137,000	111,611
Yugang International, Ltd.	312,000	5,934
		3,472,826
India - 0.0%
Vedanta Resources PLC	2,671	28,663
Ireland - 0.8%
C&C Group PLC	19,897	80,496
FBD Holdings PLC (I)	1,839	13,347
Glanbia PLC	6,187	102,695
Grafton Group PLC	12,401	83,872
Greencore Group PLC	36,288	110,051
IFG Group PLC	8,615	15,973
Irish Continental Group PLC	8,389	39,659
Kingspan Group PLC	7,594	205,285
Smurfit Kappa Group PLC	2,327	53,294
UDG Healthcare PLC	18,184	149,741
		854,413
Isle of Man - 0.2%
GVC Holdings PLC (I)	10,747	85,011
Hansard Global PLC	6,816	8,885
Paysafe Group PLC (I)	9,560	43,676
Playtech PLC	12,183	123,949
		261,521
Israel - 0.6%
Africa Israel Investments, Ltd. (I)	7,409	1,102
Airport City, Ltd. (I)	4,247	42,208
Amot Investments, Ltd.	4,144	17,580
Cellcom Israel, Ltd. (I)	825	6,515
Cellcom Israel, Ltd. (Tel Aviv Stock
Exchange) (I)	1,966	15,765
Ceragon Networks, Ltd. (I)	220	557
Clal Biotechnology Industries, Ltd. (I)	3,950	2,456
Clal Insurance Enterprise Holdings,
Ltd. (I)	1,968	25,193
Compugen, Ltd. (I)	1,251	6,349
Delek Automotive Systems, Ltd.	1,858	16,442
Delta-Galil Industries, Ltd.	618	17,943
Electra, Ltd.	37	5,939
First International Bank of Israel, Ltd.	698	10,232
Gilat Satellite Networks, Ltd. (I)	215	1,086

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Israel (continued)
Hadera Paper, Ltd. (I)	244	$8,320
Harel Insurance Investments & Financial
Services, Ltd.	7,935	36,371
Israel Discount Bank, Ltd., Class A (I)	13,862	28,767
Jerusalem Oil Exploration (I)	540	23,116
Kamada, Ltd. (I)	1,616	8,828
Matrix IT, Ltd.	2,095	16,740
Mazor Robotics, Ltd. (I)	1,829	20,182
Melisron, Ltd.	701	29,879
Menora Mivtachim Holdings, Ltd. (I)	1,766	15,999
Migdal Insurance & Financial Holding,
Ltd. (I)	13,577	11,090
Mivtach Shamir Holdings, Ltd. (I)	397	8,081
Naphtha Israel Petroleum Corp., Ltd. (I)	2,030	13,071
Nova Measuring Instruments, Ltd. (I)	376	5,004
Oil Refineries, Ltd. (I)	53,675	18,884
Partner Communications Company,
Ltd. (I)	2,939	14,044
Paz Oil Company, Ltd.	378	55,417
Rami Levy Chain Stores Hashikma
Marketing 2006, Ltd.	449	18,133
Sapiens International Corp. NV	836	11,974
Shikun & Binui, Ltd.	10,724	20,453
Shufersal, Ltd.	5,445	20,326
Strauss Group, Ltd.	2,607	41,165
The Phoenix Holdings, Ltd. (I)	2,821	9,768
Tower Semiconductor, Ltd. (I)	3,359	63,835
		668,814
Italy - 3.8%
A2A SpA	67,835	87,608
ACEA SpA	4,878	59,197
Amplifon SpA	9,264	88,224
Anima Holding SpA (S)	3,989	21,623
Ansaldo STS SpA	5,875	73,221
Arnoldo Mondadori Editore SpA (I)	12,613	15,543
Ascopiave SpA	2,314	6,631
Astaldi SpA	4,499	25,567
Autogrill SpA	9,730	87,799
Azimut Holding SpA	6,980	116,101
Banca Generali SpA	4,148	98,659
Banca IFIS SpA	1,301	35,550
Banca Mediolanum SpA	6,483	46,503
Banca Popolare dell’Etruria e del Lazio
SC (I)	13,061	0
Banca Popolare di Milano Scarl (I)(L)	261,987	98,537
Banca Popolare di Sondrio Scarl	22,606	74,169
Banca Profilo SpA	24,032	4,381
Banco Popolare SC	21,842	52,564
Biesse SpA	835	16,787
BPER Banca	28,867	153,209
Brembo SpA	2,256	136,478
Buzzi Unicem SpA	4,611	109,105
Cairo Communication SpA	2,348	9,391
Cementir Holding SpA	6,150	27,177
Cerved Information Solutions SpA	8,607	71,343
CIR-Compagnie Industriali Riunite SpA	24,569	26,704
Credito Emiliano SpA	6,238	37,345
Credito Valtellinese SC	79,817	31,165
Danieli & C Officine Meccaniche SpA	788	16,007
Datalogic SpA	981	19,296
Davide Campari Milano SpA	14,723	143,804
De’Longhi SpA	2,796	66,369

The accompanying notes are an integral part of the financial statements.	73

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Italy (continued)
DeA Capital SpA (I)	4,665	$5,887
DiaSorin SpA	1,678	99,234
Ei Towers SpA (I)	1,086	58,466
ERG SpA	4,588	49,214
Esprinet SpA	3,554	26,481
Eurotech SpA (I)	1,562	2,490
Falck Renewables SpA	9,073	8,819
FinecoBank Banca Fineco SpA	3,077	17,204
Geox SpA (L)	8,390	19,475
Gruppo Editoriale L’Espresso SpA (I)	18,304	14,208
Hera SpA	62,355	143,523
IMMSI SpA	6,756	2,627
Industria Macchine Automatiche SpA	816	49,420
Infrastrutture Wireless Italiane SpA (S)	2,413	11,198
Interpump Group SpA	5,467	89,444
Iren SpA	48,658	79,605
Italmobiliare SpA	827	38,917
Juventus Football Club SpA (I)	23,150	7,330
Maire Tecnimont SpA	10,323	27,954
MARR SpA	2,608	47,544
Mediaset SpA (L)	38,140	164,267
Moncler SpA	2,891	50,236
OVS SpA (S)	1,335	6,706
Parmalat SpA	23,646	73,724
Piaggio & C SpA (L)	11,658	19,440
Prysmian SpA	8,789	225,266
Recordati SpA	6,917	195,980
Reply SpA	376	46,677
Safilo Group SpA (I)	2,378	19,935
Saipem SpA (I)	146,970	82,203
Salini Impregilo SpA	8,412	26,515
Salvatore Ferragamo SpA	2,121	50,025
Saras SpA	23,795	42,954
SAVE SpA	890	16,274
Societa Cattolica di Assicurazioni SCRL	11,261	65,930
Societa Iniziative Autostradali e
Servizi SpA	5,263	44,870
Sogefi SpA (I)	3,551	9,090
SOL SpA	2,802	23,470
Tod’s SpA (L)	590	38,320
Trevi Finanziaria Industriale SpA (I)	9,838	10,125
Unipol Gruppo Finanziario SpA	18,195	65,427
Vittoria Assicurazioni SpA	2,112	22,500
Yoox Net-A-Porter Group SpA (I)	3,137	88,705
Zignago Vetro SpA	1,669	9,704
		4,053,440
Japan - 22.8%
Accordia Golf Company, Ltd.	2,900	29,774
Achilles Corp.	1,000	13,393
Adastria Company, Ltd.	1,820	47,089
ADEKA Corp.	6,500	88,180
Advan Company, Ltd.	1,000	10,283
Aeon Delight Company, Ltd.	200	5,580
Ai Holdings Corp. (L)	2,700	53,520
Aica Kogyo Company, Ltd.	2,900	76,343
Aichi Corp.	3,200	22,398
Aichi Steel Corp.	700	29,286
Aida Engineering, Ltd.	4,500	42,556
Ain Holdings, Inc.	400	26,438
Aiphone Company, Ltd.	1,300	21,833
Airport Facilities Company, Ltd.	1,200	5,902
Aisan Industry Company, Ltd.	2,500	21,353

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Akebono Brake Industry Company,
Ltd. (I)	2,300	$5,950
Alpen Company, Ltd.	1,100	19,718
Alpha Systems, Inc.	840	13,375
Alpine Electronics, Inc.	3,300	42,816
Amano Corp.	4,300	75,369
Anest Iwata Corp.	1,800	17,603
Anicom Holdings, Inc.	400	8,268
Anritsu Corp.	9,800	52,709
AOKI Holdings, Inc.	3,100	38,052
Aoyama Trading Company, Ltd.	2,500	86,874
Arcland Sakamoto Company, Ltd.	2,400	27,803
Arcs Company, Ltd.	3,125	70,162
Ariake Japan Company, Ltd.	600	32,060
Arisawa Manufacturing Company, Ltd.	2,900	15,936
Arrk Corp. (I)	4,200	4,224
As One Corp.	400	16,617
Asahi Company, Ltd.	800	8,787
Asahi Diamond Industrial Company, Ltd.	3,900	28,414
Asahi Holdings, Inc.	1,800	31,204
ASAHI YUKIZAI CORP.	6,000	11,174
Asatsu-DK, Inc.	2,300	55,612
ASKA Pharmaceutical Company, Ltd.	1,600	23,290
Atom Corp.	2,000	12,308
Atsugi Company, Ltd.	12,000	12,814
Autobacs Seven Company, Ltd.	4,300	64,514
Avex Group Holdings, Inc.	2,500	35,885
Axell Corp.	100	837
Axial Retailing, Inc.	800	27,442
Azbil Corp.	1,800	50,579
Bando Chemical Industries, Ltd.	2,500	22,107
Bank of the Ryukyus, Ltd.	3,000	39,329
Belc Company, Ltd.	500	19,261
Belluna Company, Ltd.	2,100	12,914
Bic Camera, Inc.	2,200	20,112
BML, Inc.	1,800	42,853
Broadleaf Company, Ltd. (L)	1,000	5,397
Bunka Shutter Company, Ltd.	5,000	38,437
CAC Holdings Corp.	1,500	11,328
Calsonic Kansei Corp.	7,000	107,292
Can Do Company, Ltd.	900	13,550
Canon Electronics, Inc.	1,700	25,590
Capcom Company, Ltd.	1,600	37,558
Cawachi, Ltd.	900	22,425
Central Glass Company, Ltd.	14,000	65,141
Chino Corp.	400	3,741
Chiyoda Company, Ltd.	800	18,973
Chiyoda Integre Company, Ltd.	800	16,091
Chofu Seisakusho Company, Ltd.	1,700	38,106
Chubu Shiryo Company, Ltd.	2,000	17,359
Chudenko Corp.	1,900	41,868
Chuetsu Pulp & Paper Company, Ltd.	5,000	10,163
Chugai Mining Company, Ltd. (I)	25,400	6,309
Chugai Ro Company, Ltd.	5,000	9,602
Chugoku Marine Paints, Ltd.	4,000	29,398
Ci:z Holdings Company, Ltd.	1,000	28,096
Citizen Holdings Company, Ltd.	7,800	46,504
CKD Corp.	4,100	46,374
Clarion Company, Ltd.	8,000	28,623
Cleanup Corp.	2,100	17,069
CMK Corp. (I)	3,700	21,762
cocokara fine, Inc.	1,140	41,816
Colowide Company, Ltd.	2,200	36,507

The accompanying notes are an integral part of the financial statements.	74

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
CONEXIO Corp.	1,300	$16,565
COOKPAD, Inc.	700	6,413
Corona Corp.	300	2,945
Cosel Company, Ltd.	1,200	12,830
Cosmo Energy Holdings Company, Ltd.	3,400	47,673
Create Restaurants Holdings, Inc.	2,500	21,777
Create SD Holdings Company, Ltd.	1,900	40,623
Dai Nippon Toryo Company, Ltd.	6,000	12,134
Dai-Dan Company, Ltd.	2,000	16,673
Daibiru Corp.	3,400	29,096
Daido Metal Company, Ltd.	3,000	29,894
Daido Steel Company, Ltd.	5,000	20,625
Daidoh, Ltd.	2,000	6,961
Daifuku Company, Ltd.	4,600	97,726
Daihen Corp.	8,000	49,314
Daiho Corp.	2,000	9,429
Daiichi Jitsugyo Company, Ltd.	2,000	11,414
Daiichikosho Company, Ltd.	1,100	43,416
Daiken Corp.	1,000	17,602
Daiken Medical Company, Ltd.	400	2,749
Daikoku Denki Company, Ltd.	800	12,254
Daikyo, Inc.	19,000	38,023
Daikyonishikawa Corp.	3,100	39,751
Dainichiseika Color & Chemicals
Manufacturing Company, Ltd.	5,000	26,882
Daio Paper Corp.	5,500	58,069
Daiseki Company, Ltd.	2,500	51,158
Daisyo Corp.	800	10,873
Daiwa Industries, Ltd.	2,000	15,162
Daiwabo Holdings Company, Ltd.	12,000	29,310
DCM Holdings Company, Ltd.	7,700	68,333
Denka Company, Ltd.	13,000	57,234
Denki Kogyo Company, Ltd.	5,000	24,468
Denyo Company, Ltd.	900	12,177
Descente, Ltd.	2,300	26,419
DMG Mori Company, Ltd. (L)	2,600	31,486
Doshisha Company, Ltd.	1,700	30,491
Doutor Nichires Holdings Company, Ltd.	2,300	42,241
Dowa Holdings Company, Ltd.	3,000	22,813
DTS Corp.	900	19,145
Dunlop Sports Company, Ltd.	1,300	11,512
Duskin Company, Ltd.	2,100	43,121
Dydo Drinco, Inc.	700	36,383
Eagle Industry Company, Ltd.	800	10,630
EDION Corp. (L)	5,000	46,822
Eiken Chemical Company, Ltd.	1,400	36,808
Eizo Corp.	1,500	44,537
Elematec Corp.	700	10,929
en-japan, Inc.	800	14,304
Enplas Corp.	400	11,774
EPS Holdings, Inc.	1,800	20,952
ESPEC Corp.	1,600	18,278
Excel Company, Ltd.	900	11,772
Exedy Corp.	1,100	30,897
F@N Communications, Inc.	2,000	12,659
FCC Company, Ltd.	2,800	50,246
Feed One Holdings Company, Ltd.	15,040	19,907
Ferrotec Corp.	2,600	33,680
Fields Corp.	1,500	17,386
Financial Products Group Company,
Ltd. (L)	2,700	23,261
Foster Electric Company, Ltd.	2,100	39,562
FP Corp.	1,100	50,352

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
France Bed Holdings Company, Ltd.	2,200	$17,463
Fudo Tetra Corp.	10,800	18,911
Fuji Company, Ltd.	1,400	29,183
Fuji Corp., Ltd.	100	643
Fuji Kyuko Company, Ltd.	1,000	9,240
Fuji Oil Company, Ltd.	4,400	14,324
Fuji Oil Holdings, Inc.	4,000	78,458
Fuji Seal International, Inc.	3,400	72,493
Fuji Soft, Inc.	1,800	42,639
Fujibo Holdings, Inc.	700	19,837
Fujicco Company, Ltd.	1,000	20,624
Fujikura Kasei Company, Ltd.	2,000	11,213
Fujikura, Ltd.	15,000	81,230
Fujimi, Inc.	500	9,335
Fujimori Kogyo Company, Ltd.	1,100	27,373
Fujisash Company, Ltd.	4,900	4,173
Fujita Kanko, Inc.	3,000	9,021
Fujitec Company, Ltd.	4,000	46,789
Fujitsu General, Ltd.	3,000	63,363
Fukushima Industries Corp.	500	14,394
Fukuyama Transporting Company, Ltd.	7,000	39,661
Funai Electric Company, Ltd. (L)	2,600	20,437
Funai Soken Holdings, Inc.	1,200	18,821
Furukawa Company, Ltd.	19,000	34,495
Furukawa Electric Company, Ltd.	700	20,427
Furuno Electric Company, Ltd.	2,400	17,335
Fuso Pharmaceutical Industries, Ltd.	500	11,904
Futaba Corp.	1,700	28,510
Futaba Industrial Company, Ltd.	3,400	19,812
Future Corp.	200	1,239
Fuyo General Lease Company, Ltd.	1,400	66,759
G-Tekt Corp.	600	11,620
Gakken Holdings Company, Ltd.	4,000	10,905
Gecoss Corp.	400	3,791
Geo Holdings Corp.	2,700	31,386
GLOBERIDE, Inc.	1,000	16,497
Glory, Ltd.	1,600	50,420
GMO Internet, Inc.	2,600	33,079
GMO Payment Gateway, Inc. (L)	600	26,602
Godo Steel, Ltd.	1,000	18,026
Goldcrest Company, Ltd.	990	17,773
Gree, Inc.	2,900	15,240
GS Yuasa Corp.	6,000	24,876
Gun-Ei Chemical Industry Company, Ltd.	400	11,376
Gunze, Ltd.	13,000	43,151
Gurunavi, Inc.	1,400	27,740
H2O Retailing Corp.	100	1,523
Hakuto Company, Ltd.	1,300	11,552
Hamakyorex Company, Ltd.	1,000	18,538
Hanwa Company, Ltd.	14,000	91,334
Happinet Corp.	1,000	10,916
Harima Chemicals, Inc.	2,000	12,848
Hazama Ando Corp.	10,090	66,396
Heiwa Corp.	700	15,992
Heiwa Real Estate Company, Ltd.	2,800	38,100
Heiwado Company, Ltd.	2,000	47,146
Hibiya Engineering, Ltd.	1,500	21,280
Hiday Hidaka Corp.	696	16,575
Hioki EE Corp.	500	9,004
Hiramatsu, Inc.	300	1,722
HIS Company, Ltd. (L)	1,400	36,708
Hisaka Works, Ltd.	2,000	15,059
Hitachi Koki Company, Ltd.	4,200	52,796

The accompanying notes are an integral part of the financial statements.	75

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Hitachi Kokusai Electric, Inc.	4,000	$83,328
Hitachi Maxell, Ltd.	1,500	25,565
Hitachi Transport System, Ltd.	2,200	44,571
Hitachi Zosen Corp.	11,700	61,049
Hodogaya Chemical Company, Ltd.	700	16,119
Hogy Medical Company, Ltd.	900	55,426
Hokkaido Electric Power Company, Inc.	7,200	56,120
Hokkaido Gas Company, Ltd.	3,000	7,081
Hokkan Holdings, Ltd.	5,000	20,108
Hokuetsu Industries Company, Ltd.	2,000	13,593
Hokuetsu Kishu Paper Company, Ltd.	9,500	53,847
Hokuhoku Financial Group, Inc.	2,700	46,516
Hokuto Corp.	1,600	28,853
Honeys Company, Ltd.	1,350	14,046
Hoosiers Holdings	1,500	7,771
Horiba, Ltd.	2,500	115,457
Hosiden Corp.	4,400	35,543
Hosokawa Micron Corp.	3,000	19,342
House Foods Group, Inc.	600	12,414
Ibiden Company, Ltd.	5,200	69,739
IBJ Leasing Company, Ltd.	1,900	42,419
Ichigo, Inc.	5,200	19,205
Ichikoh Industries, Ltd.	4,000	12,873
Ichiyoshi Securities Company, Ltd.	2,800	21,423
Icom, Inc.	500	9,666
Idec Corp.	2,500	23,295
IDOM, Inc.	3,900	21,461
Ihara Chemical Industry Company, Ltd.	1,200	11,561
Iino Kaiun Kaisha, Ltd.	5,200	20,459
Ikegami Tsushinki Company, Ltd.	4,000	5,652
Imasen Electric Industrial	1,700	14,550
Imperial Hotel, Ltd.	200	3,549
Inaba Denki Sangyo Company, Ltd.	1,600	55,008
Inaba Seisakusho Company, Ltd.	200	2,304
Inabata & Company, Ltd.	3,000	33,004
Inageya Company, Ltd.	1,500	18,969
Ines Corp.	1,900	19,754
Infomart Corp. (L)	7,400	43,183
Intage Holdings, Inc.	900	15,208
Internet Initiative Japan, Inc.	2,400	36,150
Inui Global Logistics Company, Ltd.	875	7,387
Iriso Electronics Company, Ltd.	700	40,000
Iseki & Company, Ltd. (L)	12,000	23,044
Ishihara Sangyo Kaisha, Ltd. (I)	2,100	16,433
Itochu Enex Company, Ltd.	3,800	29,779
Itochu-Shokuhin Company, Ltd.	600	22,426
IwaiCosmo Holdings, Inc.	900	8,409
Iwatani Corp.	11,000	58,380
J Trust Company, Ltd.	2,100	21,205
J-Oil Mills, Inc.	600	20,441
Jalux, Inc.	500	8,558
Jamco Corp.	500	10,281
Janome Sewing Machine Company,
Ltd. (I)	1,200	8,194
Japan Aviation Electronics Industry, Ltd.	4,000	56,166
Japan Digital Laboratory Company,
Ltd. (I)	900	18,465
Japan Display, Inc. (I)	9,500	26,980
Japan Drilling Company, Ltd.	400	8,342
Japan Pulp & Paper Company, Ltd.	6,000	18,886
Japan Radio Company, Ltd.	600	7,170
Japan Transcity Corp.	5,000	18,240
Jastec Company, Ltd.	400	3,612

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
JBCC Holdings, Inc.	1,900	$12,315
Jeol, Ltd.	6,000	26,131
Jin Company, Ltd.	800	36,765
JMS Company, Ltd.	1,000	2,586
Joshin Denki Company, Ltd.	3,000	25,344
JSP Corp.	800	18,584
Juki Corp.	1,400	12,620
JVC Kenwood Corp.	9,070	24,706
K&O Energy Group, Inc.	800	12,605
K’s Holdings Corp.	1,600	27,974
kabu.com Securities Company, Ltd.	11,400	39,170
Kadokawa Dwango Corp.	3,636	52,452
Kaga Electronics Company, Ltd.	1,100	17,834
Kameda Seika Company, Ltd.	700	31,926
Kamei Corp.	2,000	20,381
Kanamoto Company, Ltd.	1,900	50,182
Kandenko Company, Ltd.	7,000	63,054
Kanematsu Corp.	23,000	38,650
Kanematsu Electronics, Ltd.	700	15,000
Kanto Denka Kogyo Company, Ltd.	2,000	17,973
Kappa Create Company, Ltd.	500	5,586
Kasai Kogyo Company, Ltd.	1,000	11,833
Katakura Industries Company, Ltd.	2,100	24,536
Kato Sangyo Company, Ltd.	1,800	42,078
Kato Works Company, Ltd.	400	10,355
Kawai Musical Instruments
Manufacturing Company, Ltd.	600	11,835
Kawasaki Kisen Kaisha, Ltd. (L)	30,000	67,787
Keihin Corp.	1,600	27,964
Kenedix, Inc.	1,600	5,685
Key Coffee, Inc.	800	14,892
Kimoto Company, Ltd.	3,000	6,407
Kintetsu World Express, Inc.	2,600	35,973
Kissei Pharmaceutical Company, Ltd.	2,000	49,737
Kitz Corp.	5,900	32,212
KLab, Inc. (I)	2,100	11,866
Koa Corp.	2,300	21,869
Koatsu Gas Kogyo Company, Ltd.	3,000	19,312
Kohnan Shoji Company, Ltd.	1,800	33,814
Kohsoku Corp.	1,400	13,273
Kojima Company, Ltd. (I)	3,000	7,406
Kokuyo Company, Ltd.	6,500	74,673
Komatsu Seiren Company, Ltd.	2,000	12,911
Komeri Company, Ltd.	700	15,782
Komori Corp.	3,700	48,339
Konishi Company, Ltd.	2,200	23,647
Kotobuki Spirits Company, Ltd.	1,300	30,991
Kumagai Gumi Company, Ltd.	18,000	46,096
Kura Corp.	800	33,593
Kurabo Industries, Ltd.	16,000	31,263
Kureha Corp.	800	30,027
Kurimoto, Ltd.	1,000	19,340
Kuroda Electric Company, Ltd.	2,400	47,338
Kusuri no Aoki Holdings Company, Ltd.	400	17,797
KYB Corp.	2,000	9,676
Kyodo Printing Company, Ltd.	8,000	27,347
Kyoei Steel, Ltd.	1,100	20,914
Kyokuto Kaihatsu Kogyo Company, Ltd.	900	12,071
Kyokuto Securities Company, Ltd.	800	11,800
Kyokuyo Company, Ltd.	700	16,334
KYORIN Holdings, Inc.	3,100	66,338
Kyoritsu Maintenance Company, Ltd.	780	45,405

The accompanying notes are an integral part of the financial statements.	76

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Kyosan Electric Manufacturing
Company, Ltd.	2,000	$6,728
Kyowa Exeo Corp.	6,700	96,243
Kyudenko Corp.	2,000	53,597
Kyushu Financial Group, Inc.	7,220	48,919
Lasertec Corp.	900	17,542
LEC, Inc. (L)	700	19,308
Leopalace21 Corp.	12,500	69,043
Life Corp.	1,200	33,766
Lintec Corp.	1,600	34,814
Macnica Fuji Electronics Holdings, Inc.	3,050	40,079
Maeda Corp.	8,000	69,583
Maeda Road Construction Company, Ltd.	4,000	66,710
Maezawa Kasei Industries Company, Ltd.	1,100	11,233
Maezawa Kyuso Industries
Company, Ltd.	900	11,699
Makino Milling Machine Company, Ltd.	6,000	46,819
Mandom Corp.	500	21,526
Mani, Inc.	600	14,264
Mars Engineering Corp.	700	13,454
Marubun Corp.	200	1,172
Marudai Food Company, Ltd.	8,000	33,715
Maruha Nichiro Corp.	2,738	73,776
Maruwa Company, Ltd.	600	19,831
Marvelous, Inc.	1,400	9,256
Matsuda Sangyo Company, Ltd.	1,400	17,963
Matsuya Foods Company, Ltd.	700	22,575
Max Company, Ltd.	2,000	24,398
Megmilk Snow Brand Company, Ltd.	2,700	74,218
Meidensha Corp.	9,000	30,889
Meiko Network Japan Company, Ltd.	1,100	10,201
Meitec Corp.	2,100	80,222
Meito Sangyo Company, Ltd.	900	10,647
Melco Holdings, Inc.	700	18,999
Micronics Japan Company, Ltd. (L)	1,200	11,840
Milbon Company, Ltd.	556	21,010
Mimasu Semiconductor Industry
Company, Ltd.	1,400	19,806
Ministop Company, Ltd.	1,100	19,204
Mirait Holdings Corp. (L)	4,240	38,212
Misawa Homes Company, Ltd.	2,000	17,822
Mitsuba Corp.	2,300	37,228
Mitsubishi Paper Mills, Ltd. (I)	2,600	16,708
Mitsubishi Pencil Company, Ltd.	1,000	52,503
Mitsubishi Shokuhin Company, Ltd.	200	5,935
Mitsubishi Steel Manufacturing
Company, Ltd.	10,000	19,440
Mitsuboshi Belting, Ltd.	4,000	34,013
Mitsui Engineering & Shipbuilding
Company, Ltd.	29,000	44,845
Mitsui High-Tec, Inc.	2,200	15,662
Mitsui Home Company, Ltd.	3,000	13,068
Mitsui Matsushima Company, Ltd.	1,000	11,023
Mitsui Mining & Smelting Company, Ltd.	36,000	90,495
Mitsui Sugar Company, Ltd.	1,000	21,420
Mitsui-Soko Holdings Company, Ltd.	3,000	8,806
Mitsumi Electric Company, Ltd. (I)(L)	2,200	12,044
Mitsuuroko Group Holdings
Company, Ltd.	3,200	18,987
Miyazaki Bank, Ltd.	10,000	30,785
Mizuno Corp.	7,000	34,004
Mochida Pharmaceutical Company, Ltd.	400	27,721
Modec, Inc.	900	14,346
Monex Group, Inc.	12,300	34,149

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Morinaga & Company, Ltd.	1,700	$70,718
Morinaga Milk Industry Company, Ltd.	14,000	100,649
Morita Holdings Corp.	2,200	31,156
Musashi Seimitsu Industry Company, Ltd.	1,800	46,686
Nachi-Fujikoshi Corp.	11,000	47,530
Nagaileben Company, Ltd.	1,200	26,134
Nagase & Company, Ltd.	2,100	27,386
Nagatanien Holdings Company, Ltd.	2,000	23,876
Nakamuraya Company, Ltd.	300	12,794
Nakanishi, Inc.	300	11,595
Nakayama Steel Works, Ltd. (I)	1,100	6,796
Namura Shipbuilding Company, Ltd.	1,152	7,856
NEC Capital Solutions, Ltd.	800	12,387
NEC Networks & System
Integration Corp.	2,100	37,861
NET One Systems Company, Ltd.	6,400	40,889
Neturen Company, Ltd.	2,300	17,667
Next Company, Ltd.	3,800	25,659
Nice Holdings, Inc.	6,000	7,744
Nichi-iko Pharmaceutical Company, Ltd.	3,100	44,224
Nichias Corp.	7,000	67,335
Nichicon Corp.	3,400	29,604
Nichiden Corp.	700	18,823
Nichiha Corp.	1,600	39,442
NichiiGakkan Company, Ltd.	900	6,477
Nichireki Company, Ltd.	2,000	15,742
Nihon Dempa Kogyo Company, Ltd.	1,800	13,686
Nihon House Holdings Company, Ltd.	1,000	4,220
Nihon Kagaku Sangyo Company, Ltd.	1,000	7,723
Nihon Kohden Corp.	1,100	24,295
Nihon Nohyaku Company, Ltd.	4,000	22,012
Nihon Parkerizing Company, Ltd.	6,800	79,518
Nihon Unisys, Ltd.	500	6,277
Nikkiso Company, Ltd.	3,900	36,980
Nikkon Holdings Company, Ltd.	4,200	87,457
Nippo Corp.	1,000	18,630
Nippon Beet Sugar Manufacturing
Company, Ltd.	900	17,838
Nippon Carbon Company, Ltd.	6,000	11,617
Nippon Ceramic Company, Ltd.	1,400	23,920
Nippon Chemi-Con Corp.	11,000	23,908
Nippon Chemical Industrial
Company, Ltd.	7,000	14,267
Nippon Coke & Engineering
Company, Ltd.	18,000	16,454
Nippon Denko Company, Ltd.	6,530	13,388
Nippon Densetsu Kogyo Company, Ltd.	2,800	44,657
Nippon Fine Chemical Company, Ltd.	800	6,152
Nippon Flour Mills Company, Ltd.	4,500	62,451
Nippon Gas Company, Ltd.	2,000	57,294
Nippon Hume Corp.	2,000	11,814
Nippon Kanzai Company, Ltd.	700	10,847
Nippon Kayaku Company, Ltd.	5,000	61,654
Nippon Koei Company, Ltd.	1,000	22,082
Nippon Koshuha Steel Company, Ltd.	8,000	5,805
Nippon Light Metal Holdings
Company, Ltd.	38,100	80,215
Nippon Paper Industries Company, Ltd.	2,100	35,479
Nippon Seiki Company, Ltd.	3,000	63,825
Nippon Sharyo, Ltd. (I)	6,000	14,298
Nippon Sheet Glass Company, Ltd. (I)	1,100	7,981
Nippon Soda Company, Ltd.	10,000	46,912
Nippon Steel & Sumikin Bussan Corp.	972	37,459

The accompanying notes are an integral part of the financial statements.	77

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Nippon Suisan Kaisha, Ltd.	15,600	$74,895
Nippon Thompson Company, Ltd.	4,700	19,809
Nippon Valqua Industries, Ltd.	1,600	21,018
Nippon Yakin Kogyo Company, Ltd.	10,000	16,276
Nipro Corp.	7,000	76,383
Nishi-Nippon Financial Holdings, Inc. (I)	4,600	48,135
Nishi-Nippon Railroad Company, Ltd.	14,000	63,940
Nishimatsu Construction Company, Ltd.	19,000	91,826
Nishimatsuya Chain Company, Ltd.	1,100	13,149
Nishio Rent All Company, Ltd.	800	24,488
Nissan Shatai Company, Ltd.	3,400	33,002
Nissei ASB Machine Company, Ltd.	500	10,085
Nissei Build Kogyo Company, Ltd.	4,000	18,125
Nissha Printing Company, Ltd.	600	14,434
Nisshin Fudosan Company, Ltd.	5,800	26,787
Nisshin Oillio Group, Ltd.	10,000	45,930
Nisshin Steel Company, Ltd.	2,360	28,986
Nisshinbo Holdings, Inc.	4,000	38,515
Nissin Corp.	4,000	12,366
Nissin Electric Company, Ltd.	3,400	37,434
Nissin Kogyo Company, Ltd.	2,100	33,138
Nitta Corp.	1,300	35,329
Nittan Valve Company, Ltd.	1,200	4,091
Nittetsu Mining Company, Ltd.	300	14,148
Nitto Boseki Company, Ltd.	13,000	50,713
Nitto Kogyo Corp.	2,400	32,676
Nitto Kohki Company, Ltd.	1,000	22,150
NOF Corp.	11,000	105,522
Nohmi Bosai, Ltd.	1,300	19,148
Nomura Company, Ltd.	2,400	34,648
Noritake Company, Ltd.	700	17,023
Noritsu Koki Company, Ltd.	1,900	13,682
Noritz Corp.	1,000	16,847
North Pacific Bank, Ltd.	5,300	21,827
NS Solutions Corp.	2,000	35,908
NS United Kaiun Kaisha, Ltd.	8,000	13,641
NSD Company, Ltd.	500	7,842
NTN Corp.	10,000	40,342
Obara Group, Inc.	1,000	44,510
Oenon Holdings, Inc. (L)	6,000	13,280
Ohsho Food Service Corp.	700	26,357
Oiles Corp.	1,380	24,771
Okabe Company, Ltd.	2,600	21,323
Okamoto Industries, Inc. (L)	3,000	27,597
Okamura Corp.	4,500	40,358
Okasan Securities Group, Inc.	7,000	43,112
Oki Electric Industry Company, Ltd.	1,400	19,610
Okinawa Cellular Telephone Company	400	11,927
OKUMA Corp.	6,000	57,087
Okumura Corp.	8,000	44,925
Okura Industrial Company, Ltd.	4,000	16,930
Okuwa Company, Ltd.	3,000	30,103
Onoken Company, Ltd.	1,500	17,419
Onward Holdings Company, Ltd.	2,000	13,994
Open House Company, Ltd.	800	18,983
Optex Company, Ltd.	400	8,735
Organo Corp.	3,000	12,075
Origin Electric Company, Ltd.	3,000	8,037
Osaka Soda Company, Ltd.	4,000	15,929
Osaka Steel Company, Ltd.	700	12,946
Osaki Electric Company, Ltd.	3,000	31,181
OSG Corp.	2,600	51,051
Outsourcing, Inc.	1,000	31,108

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Oyo Corp.	1,300	$15,566
Pacific Industrial Company, Ltd.	3,400	43,154
Pacific Metals Company, Ltd. (I)	9,000	28,552
PAL GROUP Holdings Company, Ltd.	700	16,604
PanaHome Corp.	5,000	40,407
Paramount Bed Holdings Company, Ltd.	800	31,959
Parco Company, Ltd.	800	7,058
Paris Miki Holdings, Inc.	1,100	4,376
PC Depot Corp. (L)	960	5,084
Penta-Ocean Construction Company, Ltd.	14,500	69,954
Pilot Corp.	2,000	82,452
Piolax, Inc.	700	46,411
Pioneer Corp. (I)	18,800	37,816
Plenus Company, Ltd.	1,300	25,347
Press Kogyo Company, Ltd.	7,000	30,851
Prima Meat Packers, Ltd.	10,000	35,528
Pronexus, Inc.	600	5,646
Proto Corp.	200	2,291
Raito Kogyo Company, Ltd.	3,100	31,755
Relia, Inc.	1,200	11,826
Relo Group, Inc.	200	28,469
Rengo Company, Ltd.	13,700	74,398
Ricoh Leasing Company, Ltd.	1,200	36,923
Riken Corp.	600	22,686
Riken Keiki Company, Ltd.	1,300	18,623
Riken Technos Corp.	3,000	13,728
Riken Vitamin Company, Ltd.	700	28,294
Ringer Hut Company, Ltd.	600	11,630
Riso Kagaku Corp.	800	13,484
Rock Field Company, Ltd.	1,000	13,525
Rohto Pharmaceutical Company, Ltd. (L)	2,500	39,213
Roland DG Corp.	100	2,607
Round One Corp.	3,800	26,301
Royal Holdings Company, Ltd.	900	14,373
Ryobi, Ltd.	10,000	39,144
Ryoden Corp.	3,000	18,892
Ryosan Company, Ltd.	2,100	63,312
Ryoyo Electro Corp.	1,600	20,099
S Foods, Inc. (L)	500	12,957
Sac’s Bar Holdings, Inc.	600	6,080
Saibu Gas Company, Ltd.	19,000	40,917
Saizeriya Company, Ltd.	2,100	47,152
Sakai Chemical Industry Company, Ltd.	7,000	23,357
Sakata INX Corp.	3,100	38,196
Sakata Seed Corp.	2,300	64,871
Sala Corp.	1,500	8,348
San-A Company, Ltd.	900	43,468
San-Ai Oil Company, Ltd.	3,500	24,995
Sanden Holdings Corp.	3,000	9,524
Sangetsu Company, Ltd.	3,900	67,492
Sanken Electric Company, Ltd. (I)	10,000	43,618
Sanki Engineering Company, Ltd.	4,000	33,258
Sankyo Seiko Company, Ltd.	3,200	10,912
Sankyo Tateyama, Inc.	1,500	20,381
Sankyu, Inc.	13,000	78,443
Sanrio Company, Ltd.	3,500	65,895
Sanshin Electronics Company, Ltd.	2,600	25,020
Sanwa Holdings Corp.	4,900	46,604
Sanyo Chemical Industries, Ltd.	900	38,356
Sanyo Denki Company, Ltd.	3,000	20,895
Sanyo Electric Railway Company, Ltd.	2,000	10,404
Sanyo Shokai, Ltd.	7,000	10,528
Sanyo Special Steel Company, Ltd.	7,000	33,016

The accompanying notes are an integral part of the financial statements.	78

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Sapporo Holdings, Ltd.	3,600	$92,492
Sato Holdings Corp.	1,700	33,974
Seikitokyu Kogyo Company, Ltd.	1,600	6,753
Seiko Holdings Corp.	7,000	24,773
Seino Holdings Company, Ltd.	1,700	18,837
Seiren Company, Ltd.	3,700	45,343
Sekisui Jushi Corp.	2,200	34,680
Sekisui Plastics Company, Ltd.	2,500	17,417
Senko Company, Ltd.	7,400	49,857
Senshu Ikeda Holdings, Inc.	5,400	24,868
Senshukai Company, Ltd. (L)	3,300	19,971
Septeni Holdings Company, Ltd.	6,500	22,227
Shibusawa Warehouse Company, Ltd.	5,000	14,874
Shibuya Corp.	800	16,718
Shikibo, Ltd.	11,000	12,888
Shikoku Chemicals Corp.	3,000	27,207
Shima Seiki Manufacturing, Ltd.	1,600	54,030
Shimachu Company, Ltd.	3,300	87,809
Shin-Etsu Polymer Company, Ltd.	3,000	23,396
Shinagawa Refractories Company, Ltd.	6,000	12,531
Shindengen Electric Manufacturing
Company, Ltd.	5,000	18,535
Shinkawa, Ltd. (I)	1,500	10,444
Shinko Electric Industries Company, Ltd.	5,100	34,357
Shinko Plantech Company, Ltd.	3,300	23,952
Shinko Shoji Company, Ltd.	1,600	16,979
Shinmaywa Industries, Ltd.	6,000	53,829
Ship Healthcare Holdings, Inc.	2,600	66,650
Shizuoka Gas Company, Ltd.	4,500	31,711
Shochiku Company, Ltd.	1,000	11,091
Showa Corp.	3,500	24,304
Showa Denko KK	3,700	52,851
Showa Sangyo Company, Ltd.	7,000	35,910
Siix Corp.	800	26,952
Sinanen Holdings Company, Ltd.	800	14,590
Sinko Industries, Ltd.	200	2,392
Sintokogio, Ltd.	3,400	29,549
SKY Perfect JSAT Holdings, Inc.	10,300	47,321
SMK Corp.	3,000	10,657
SMS Company, Ltd.	1,600	35,382
Sodick Company, Ltd.	2,400	19,801
Sogo Medical Company, Ltd.	600	21,993
ST Corp.	1,100	14,263
St. Marc Holdings Company, Ltd.	800	24,294
Star Micronics Company, Ltd.	700	9,511
Starts Corp., Inc.	1,900	32,064
Starzen Company, Ltd.	300	12,375
Stella Chemifa Corp.	800	21,304
Suminoe Textile Company, Ltd.	5,000	10,753
Sumitomo Bakelite Company, Ltd.	10,000	55,924
Sumitomo Densetsu Company, Ltd.	1,300	14,250
Sumitomo Mitsui Construction
Company, Ltd.	30,000	31,455
Sumitomo Osaka Cement Company, Ltd.	16,000	60,286
Sumitomo Real Estate Sales
Company, Ltd.	200	4,654
Sumitomo Riko Company, Ltd.	2,400	23,510
Sumitomo Seika Chemicals
Company, Ltd.	800	31,331
Sumitomo Warehouse Company, Ltd.	10,048	53,003
SWCC Showa Holdings
Company, Ltd. (I)	24,000	17,580
Systena Corp.	100	1,524

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
T Hasegawa Company, Ltd.	1,600	$26,594
T-Gaia Corp.	300	4,874
Tabuchi Electric Company, Ltd.	2,000	6,798
Tachi-S Company, Ltd.	1,900	31,822
Tachibana Eletech Company, Ltd.	360	4,090
Tadano, Ltd.	4,300	54,054
Taihei Dengyo Kaisha, Ltd.	1,000	9,693
Taiho Kogyo Company, Ltd.	1,200	16,766
Taikisha, Ltd.	1,600	38,959
Taisei Lamick Company, Ltd.	500	13,598
Taiyo Holdings Company, Ltd.	1,300	50,401
Taiyo Yuden Company, Ltd.	7,400	88,525
Takamatsu Construction Group
Company, Ltd.	1,000	21,236
Takaoka Toko Company, Ltd.	700	12,955
Takara Holdings, Inc.	1,900	17,448
Takara Leben Company, Ltd. (L)	6,300	36,597
Takara Standard Company, Ltd.	2,800	45,776
Takasago International Corp.	1,200	31,685
Takasago Thermal Engineering
Company, Ltd.	3,100	39,822
Takata Corp. (I)	1,600	11,736
Take and Give Needs Company, Ltd.	200	1,248
Takeei Corp.	700	5,748
Takeuchi Manufacturing Company, Ltd.	2,200	48,757
Takihyo Company, Ltd.	3,000	11,666
Takiron Company, Ltd.	3,000	13,288
Takuma Company, Ltd.	6,000	51,193
Tamron Company, Ltd.	1,500	24,850
Tamura Corp.	7,000	26,385
Tatsuta Electric Wire & Cable
Company, Ltd.	4,200	16,309
Teikoku Sen-I Company, Ltd.	1,200	15,666
Tenma Corp.	1,000	17,153
The 77 Bank, Ltd.	12,000	57,798
The Aichi Bank, Ltd.	600	33,850
The Akita Bank, Ltd.	11,000	35,535
The Aomori Bank, Ltd.	11,000	36,853
The Awa Bank, Ltd.	11,000	67,034
The Bank of Iwate, Ltd.	1,100	44,271
The Bank of Nagoya, Ltd. (L)	1,100	38,988
The Bank of Okinawa, Ltd.	1,640	59,655
The Bank of Saga, Ltd.	10,000	25,494
The Chiba Kogyo Bank, Ltd.	3,200	16,167
The Chukyo Bank, Ltd.	900	18,048
The Daisan Bank, Ltd.	1,700	26,424
The Daishi Bank, Ltd.	17,000	76,121
The Ehime Bank, Ltd.	2,100	24,737
The Eighteenth Bank, Ltd.	10,000	29,784
The Fukui Bank, Ltd.	18,000	45,291
The Fukushima Bank, Ltd.	21,000	17,408
The Gunma Bank, Ltd.	11,000	60,112
The Hokkoku Bank, Ltd.	15,000	53,252
The Hokuetsu Bank, Ltd.	1,600	36,203
The Hyakugo Bank, Ltd.	16,000	64,937
The Hyakujushi Bank, Ltd.	17,000	57,636
The Iyo Bank, Ltd.	1,500	10,324
The Japan Steel Works, Ltd.	1,800	31,843
The Japan Wool Textile Company, Ltd.	4,000	29,733
The Juroku Bank, Ltd.	9,000	31,490
The Keiyo Bank, Ltd.	10,000	45,245
The Kinki Sharyo Company, Ltd.	300	6,705
The Kita-Nippon Bank, Ltd.	700	18,658

The accompanying notes are an integral part of the financial statements.	79

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
The Kiyo Bank, Ltd.	4,500	$71,776
The Michinoku Bank, Ltd.	14,000	26,662
The Minato Bank, Ltd.	1,200	21,442
The Musashino Bank, Ltd.	1,700	48,902
The Nagano Bank, Ltd.	800	13,904
The Nanto Bank, Ltd.	1,000	37,954
The Nippon Road Company, Ltd.	5,000	19,472
The Nippon Signal Company, Ltd.	2,700	22,814
The Ogaki Kyoritsu Bank, Ltd.	17,000	66,080
The Oita Bank, Ltd.	12,000	44,758
The Okinawa Electric Power
Company, Inc.	2,325	52,229
The Pack Corp.	800	17,846
The San-In Godo Bank, Ltd.	8,000	66,650
The Shiga Bank, Ltd.	7,000	38,044
The Shikoku Bank, Ltd.	15,000	36,631
The Shimizu Bank, Ltd.	500	15,649
The Tochigi Bank, Ltd.	8,000	39,250
The Toho Bank, Ltd.	15,000	55,979
The Tohoku Bank, Ltd.	4,000	5,333
The Tottori Bank, Ltd.	400	6,536
The Towa Bank, Ltd.	21,000	19,900
The Yamagata Bank, Ltd.	10,000	42,119
The Yamanashi Chuo Bank, Ltd.	10,000	47,532
The Yasuda Warehouse Company, Ltd.	1,400	9,057
Tigers Polymer Corp.	1,000	6,835
TIS, Inc.	5,400	115,417
TKC Corp.	1,100	29,914
Toa Corp.	1,400	12,549
Toa Corp. (Tokyo Stock Exchange)	1,200	20,434
Toagosei Company, Ltd.	6,900	67,726
Tobishima Corp.	7,200	11,288
TOC Company, Ltd.	2,000	15,923
Tocalo Company, Ltd.	800	17,343
Toda Corp.	13,000	68,320
Toda Kogyo Corp.	3,000	7,192
Toei Company, Ltd.	5,000	43,261
Toenec Corp.	3,000	14,723
Toho Company, Ltd.	600	12,970
Toho Holdings Company, Ltd.	3,200	63,776
Toho Zinc Company, Ltd.	10,000	38,512
Tokai Carbon Company, Ltd.	13,000	41,893
TOKAI Holdings Corp	4,000	27,908
Tokai Tokyo Financial Holdings, Inc.	4,200	22,288
Token Corp.	610	43,265
Tokushu Tokai Paper Company, Ltd.	600	20,264
Tokuyama Corp. (I)	23,000	87,060
Tokyo Dome Corp.	5,500	54,120
Tokyo Energy & Systems, Inc.	2,000	17,074
Tokyo Keiki, Inc.	5,000	9,609
Tokyo Ohka Kogyo Company, Ltd.	2,600	87,440
Tokyo Rakutenchi Company, Ltd.	2,000	9,191
Tokyo Rope Manufacturing
Company, Ltd.	700	11,733
Tokyo Seimitsu Company, Ltd.	2,600	76,868
Tokyo Steel Manufacturing
Company, Ltd.	2,600	19,843
Tokyo Tekko Company, Ltd.	4,000	16,084
Tokyo Theatres Company, Inc.	9,000	12,457
Tokyo TY Financial Group, Inc.	1,936	67,386
Tomato Bank, Ltd.	1,100	15,068
Tomen Devices Corp.	200	3,500
Tomoe Corp.	2,200	6,750

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Tomoe Engineering Company, Ltd.	800	$11,543
Tomoku Company, Ltd.	6,000	16,784
TOMONY Holdings, Inc.	10,600	54,769
Tomy Company, Ltd.	4,500	47,682
Tonami Holdings Company, Ltd.	6,000	18,299
Topcon Corp.	2,800	42,005
Toppan Forms Company, Ltd.	3,400	35,399
Topre Corp.	2,300	57,430
Topy Industries, Ltd.	1,300	33,416
Toridoll Corp.	1,400	30,140
Torii Pharmaceutical Company, Ltd.	1,100	24,293
Torishima Pump Manufacturing
Company, Ltd.	900	8,732
Tosei Corp.	1,300	9,727
Toshiba Machine Company, Ltd.	8,000	31,990
Toshiba Plant Systems & Services Corp.	2,000	26,310
Toshiba TEC Corp.	1,000	4,781
Tosho Printing Company, Ltd.	3,000	12,539
Totetsu Kogyo Company, Ltd.	1,800	46,574
Towa Corp.	1,300	18,281
Towa Pharmaceutical Company, Ltd.	700	27,397
Toyo Corp.	2,300	20,381
Toyo Denki Seizo KK	600	8,131
Toyo Engineering Corp. (I)	11,000	29,291
Toyo Ink SC Holdings Company, Ltd.	11,000	50,191
Toyo Kanetsu KK	4,000	10,749
Toyo Kohan Company, Ltd.	4,000	12,625
Toyo Securities Company, Ltd.	6,000	14,483
Toyo Tanso Company, Ltd.	1,000	16,037
Toyo Tire & Rubber Company, Ltd.	2,900	36,020
Toyo Wharf & Warehouse Company, Ltd.	6,000	9,422
Toyobo Company, Ltd.	32,936	48,952
TPR Company, Ltd.	1,400	39,286
Trancom Company, Ltd.	300	14,677
Transcosmos, Inc.	900	20,982
Trusco Nakayama Corp.	3,000	62,732
TS Tech Company, Ltd.	2,600	66,841
TSI Holdings Company, Ltd.	3,770	22,560
Tsubakimoto Chain Company, Ltd.	8,000	64,867
Tsugami Corp.	3,000	17,179
Tsukishima Kikai Company, Ltd.	2,000	20,935
Tsukuba Bank, Ltd.	5,700	16,888
Tsukui Corp.	1,200	8,113
Tsumura & Company	3,800	104,590
Tsurumi Manufacturing Company, Ltd.	1,000	14,451
Tsutsumi Jewelry Company, Ltd.	700	11,694
U-Shin, Ltd.	2,300	15,045
UACJ Corp.	19,034	51,996
Ube Industries, Ltd.	38,000	79,405
Uchida Yoko Company, Ltd.	4,000	16,619
Ulvac, Inc.	2,900	88,531
Uniden Holdings Corp.	9,000	12,756
Union Tool Company, Ltd.	700	18,167
Unipres Corp.	2,600	51,625
United Arrows, Ltd.	1,200	33,095
United Super Markets Holdings, Inc.	4,200	35,375
Unitika, Ltd. (I)	18,000	12,898
Universal Entertainment Corp. (I)(L)	600	17,298
Unizo Holdings Company, Ltd.	300	7,933
Usen Corp.	7,000	25,339
Ushio, Inc.	2,300	29,253
V Technology Company, Ltd.	400	44,577
Valor Holdings Company, Ltd.	2,600	67,659

The accompanying notes are an integral part of the financial statements.	80

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Vital KSK Holdings, Inc.	2,400	$20,298
VT Holdings Company, Ltd.	3,300	16,249
W-Scope Corp.	2,300	34,464
Wacoal Holdings Corp.	5,000	58,210
Wakachiku Construction Company, Ltd.	9,000	11,824
Wakita & Company, Ltd.	2,000	16,633
Warabeya Nichiyo Company, Ltd.	900	18,980
West Holdings Corp.	1,300	9,365
Xebio Holdings Company, Ltd.	1,500	23,126
Yahagi Construction Company, Ltd.	2,000	18,458
Yaizu Suisankagaku Industry
Company, Ltd.	1,100	10,443
YAMABIKO Corp.	2,400	33,325
Yamato Kogyo Company, Ltd.	1,000	27,889
Yamazen Corp.	3,900	32,537
Yaoko Company, Ltd.	600	23,868
Yellow Hat, Ltd.	1,000	21,577
Yodogawa Steel Works, Ltd.	1,200	31,274
Yokogawa Bridge Holdings Corp.	3,000	34,856
Yokohama Reito Company, Ltd.	2,900	25,404
Yomeishu Seizo Company, Ltd.	500	8,027
Yomiuri Land Company, Ltd.	2,000	8,262
Yondenko Corp.	3,000	11,487
Yondoshi Holdings, Inc.	1,600	33,744
Yorozu Corp.	800	11,480
Yuasa Trading Company, Ltd.	1,100	27,401
Yumeshin Holdings Company, Ltd. (L)	2,200	14,804
Yurtec Corp.	2,000	13,547
Yusen Logistics Company, Ltd.	1,200	12,471
Yushiro Chemical Industry Company, Ltd.	1,100	13,496
Zenrin Company, Ltd.	1,300	23,569
Zensho Holdings Company, Ltd.	2,400	39,477
ZERIA Pharmaceutical Company, Ltd.	2,200	33,882
Zojirushi Corp. (L)	2,000	26,793
		24,528,676
Jersey, Channel Islands - 0.2%
Centamin PLC	76,559	129,590
Phoenix Group Holdings	7,874	71,277
		200,867
Liechtenstein - 0.0%
Liechtensteinische Landesbank AG	850	33,676
VP Bank AG	77	8,162
		41,838
Luxembourg - 0.2%
APERAM SA	3,189	145,534
B&M European Value Retail SA	12,195	41,783
L’Occitane International SA	16,500	31,219
Stabilus SA (I)	200	10,744
		229,280
Macau - 0.0%
Macau Legend Development, Ltd. (I)	61,000	12,290
Malta - 0.1%
Kindred Group PLC	10,896	102,063
Monaco - 0.1%
Endeavour Mining Corp. (I)	3,183	47,556
Mongolia - 0.0%
Mongolian Mining Corp. (I)	346,000	16,046
Netherlands - 2.0%
Aalberts Industries NV	5,614	181,883
Accell Group	1,798	41,443

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Netherlands (continued)
AMG Advanced Metallurgical Group NV	2,022	$31,422
Amsterdam Commodities NV	1,174	25,835
Arcadis NV	5,300	74,277
ASM International NV	3,323	148,980
Atrium European Real Estate, Ltd.	4,898	20,203
BE Semiconductor Industries NV	1,355	45,073
Beter Bed Holding NV	1,056	18,774
BinckBank NV	4,478	25,894
Boskalis Westminster	2,811	97,520
Brack Capital Properties NV	150	13,417
Brunel International NV	1,126	18,217
Corbion NV	3,428	91,677
Delta Lloyd NV	23,058	128,876
Euronext NV (S)	1,872	77,157
Flow Traders (S)	416	14,318
Fugro NV (I)	3,767	57,522
Gemalto NV (L)	340	19,636
Heijmans NV (I)(L)	2,023	11,763
IMCD Group NV	998	42,522
Innoconcepts NV (I)	10,527	0
KAS Bank NV	330	2,926
Kendrion NV	654	18,411
Koninklijke BAM Groep NV	16,668	77,057
Koninklijke Vopak NV	1,703	80,348
OCI NV (I)	1,814	31,638
Ordina NV (I)(L)	5,537	12,218
PostNL NV (I)	28,141	120,897
QIAGEN NV (I)	5,338	149,589
SBM Offshore NV	9,898	154,967
Sligro Food Group NV	1,765	61,421
Telegraaf Media Groep NV	3,529	17,621
TKH Group NV	2,191	86,650
TomTom NV (I)	8,528	76,620
Wessanen	5,830	81,621
		2,158,393
New Zealand - 1.1%
a2 Milk Company, Ltd. (I)	30,789	45,427
Air New Zealand, Ltd.	42,145	64,183
Chorus, Ltd.	17,681	48,734
Contact Energy, Ltd.	28,667	92,701
EBOS Group, Ltd.	3,359	38,947
Fisher & Paykel Healthcare Corp., Ltd.	15,062	89,085
Freightways, Ltd.	9,567	44,822
Genesis Energy, Ltd.	9,914	14,456
Infratil, Ltd.	36,776	70,256
Kathmandu Holdings, Ltd.	4,554	6,170
Mainfreight, Ltd.	5,720	82,264
Metlifecare, Ltd.	10,897	41,998
New Zealand Oil & Gas, Ltd.	38,161	16,700
NZME, Ltd.	13,259	5,249
PGG Wrightson, Ltd.	8,197	2,789
Pike River Coal, Ltd. (I)	21,968	0
Port of Tauranga, Ltd. (L)	28,815	77,035
Ryman Healthcare, Ltd.	7,969	44,871
SKY Network Television, Ltd.	18,776	59,266
SKYCITY Entertainment Group, Ltd.	46,829	127,772
Summerset Group Holdings, Ltd.	4,999	16,243
The New Zealand Refining
Company, Ltd.	17,531	31,645
The Warehouse Group, Ltd.	9,894	19,581
Tower, Ltd.	12,717	7,375
Trade Me Group, Ltd.	14,357	49,924
Vector, Ltd.	7,803	17,547

The accompanying notes are an integral part of the financial statements.	81

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
New Zealand (continued)
Xero, Ltd. (I)	1,310	$15,904
Z Energy, Ltd.	5,674	28,603
		1,159,547
Norway - 1.0%
ABG Sundal Collier Holding ASA	13,972	7,988
Aker ASA, A Shares	2,324	86,823
Aker BP ASA	1,725	30,824
American Shipping Company ASA (I)	1,661	4,668
Atea ASA (I)	6,611	60,829
Austevoll Seafood ASA	7,284	70,583
Bonheur ASA	1,672	13,974
Borregaard ASA	4,320	42,271
BW Offshore, Ltd. (I)	8,308	26,585
DNO ASA (I)	54,092	52,955
Ekornes ASA	207	2,551
Frontline, Ltd.	694	4,973
Hexagon Composites ASA (I)	3,589	11,176
Hoegh LNG Holdings, Ltd.	2,568	28,600
Kongsberg Automotive ASA (I)	29,400	19,297
Kvaerner ASA (I)	11,623	16,263
Nordic Semiconductor ASA (I)	7,334	29,750
Norwegian Air Shuttle ASA (I)	1,910	63,444
Ocean Yield ASA	4,830	36,297
Opera Software ASA (I)	6,623	28,606
Petroleum Geo-Services ASA (I)	17,678	59,566
Prosafe SE (I)	336	1,437
Protector Forsikring ASA	1,652	13,148
Sevan Marine ASA (I)	2,068	4,066
Solstad Offshore ASA (I)	2,340	3,118
SpareBank 1 SMN	3,890	29,143
TGS Nopec Geophysical Company ASA	2,452	54,358
Tomra Systems ASA	7,820	81,922
Treasure ASA (I)	3,110	6,012
Vard Holdings, Ltd. (I)	26,000	4,471
Veidekke ASA	6,400	91,450
Wilh Wilhelmsen ASA (I)	3,110	12,171
Wilh Wilhelmsen Holding ASA, Class A	862	19,754
XXL ASA	1,262	14,319
		1,033,392
Peru - 0.0%
Hochschild Mining PLC	16,530	42,599
Portugal - 0.3%
Altri SGPS SA	6,126	24,911
Banco BPI SA (I)	23,984	28,528
Banco Comercial Portugues SA (I)(L)	7,951	8,949
CTT-Correios de Portugal SA	2,634	17,854
Mota-Engil SGPS SA	5,366	9,083
NOS SGPS SA	17,437	103,487
REN - Redes Energeticas Nacionais SGPS SA	12,164	34,512
Sonae SGPS SA (I)	50,046	45,992
Teixeira Duarte SA	21,736	4,259
The Navigator Company SA	16,480	56,639
		334,214
Russia - 0.0%
Evraz PLC (I)	13,121	35,752
Singapore - 1.1%
Banyan Tree Holdings, Ltd. (I)	54,000	17,951
Boustead Projects, Ltd. (I)	3,000	1,507
Boustead Singapore, Ltd.	10,000	5,541
Bukit Sembawang Estates, Ltd.	16,000	49,397

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Singapore (continued)
Cape PLC	836	$1,509
China Aviation Oil Singapore Corp., Ltd.	14,400	13,903
Chip Eng Seng Corp., Ltd.	33,000	14,356
COSCO Corp. Singapore, Ltd. (I)	80,000	15,235
CSE Global, Ltd.	34,000	10,679
CWT, Ltd.	10,200	13,588
Delfi, Ltd.	21,900	33,516
Ezion Holdings, Ltd. (I)	131,300	34,615
Far East Orchard, Ltd.	5,000	5,017
First Resources, Ltd.	19,300	25,282
Gallant Venture, Ltd. (I)	71,000	5,748
GL, Ltd.	51,700	27,151
Golden Agri-Resources, Ltd.	170,900	50,599
Halcyon Agri Corp., Ltd. (I)	4,293	1,810
Ho Bee Land, Ltd.	18,000	25,218
Hong Fok Corp., Ltd.	52,800	22,906
Hong Leong Asia, Ltd.	13,000	6,035
Hyflux, Ltd.	24,000	8,530
IGG, Inc.	64,000	42,880
Indofood Agri Resources, Ltd.	25,000	9,042
Keppel Infrastructure Trust	83,600	27,409
M1, Ltd.	16,900	22,838
Metro Holdings, Ltd.	31,600	21,692
Midas Holdings, Ltd.	86,000	12,773
Olam International, Ltd.	8,200	11,150
OUE, Ltd.	3,100	3,754
Raffles Medical Group, Ltd.	13,200	13,024
Rotary Engineering, Ltd.	22,000	5,747
SATS, Ltd.	25,300	84,648
SBS Transit, Ltd.	5,000	7,320
Sembcorp Industries, Ltd.	24,100	47,262
Sembcorp Marine, Ltd.	47,000	44,568
SIA Engineering Company, Ltd.	3,400	7,901
Sinarmas Land, Ltd.	94,200	27,581
Singapore Post, Ltd.	66,100	66,758
Stamford Land Corp., Ltd.	59,000	19,597
StarHub, Ltd.	12,500	24,198
Super Group, Ltd.	27,000	23,841
Swiber Holdings, Ltd. (I)	15,000	1,129
Tat Hong Holdings, Ltd. (I)	31,000	7,370
United Engineers, Ltd.	32,100	56,662
United Industrial Corp., Ltd.	7,100	13,580
UOB-Kay Hian Holdings, Ltd.	33,503	29,360
UOL Group, Ltd.	10,700	44,112
Venture Corp., Ltd.	9,500	64,706
Wing Tai Holdings, Ltd.	21,205	23,226
XP Power, Ltd.	482	10,292
Yeo Hiap Seng, Ltd.	1,104	1,014
Yongnam Holdings, Ltd. (I)	32,625	4,440
		1,169,967
South Africa - 0.1%
Lonmin PLC (I)	4,766	8,254
Petra Diamonds, Ltd. (I)	40,508	77,763
		86,017
Spain - 2.3%
Acciona SA	1,589	116,717
Acerinox SA	9,149	120,890
Adveo Group International SA	702	2,519
Almirall SA	5,019	77,859
Applus Services SA	4,324	43,822
Atresmedia Corp de Medios de Comunicacion SA	3,644	39,779

The accompanying notes are an integral part of the financial statements.	82

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Spain (continued)
Bolsas y Mercados Espanoles SHMSF SA	5,350	$157,298
Caja de Ahorros del Mediterraneo (I)	5,428	0
Cellnex Telecom SA (S)	2,868	41,168
Cia de Distribucion Integral Logista Holdings SA	1,883	43,571
Cie Automotive SA	3,433	66,805
Construcciones y Auxiliar de Ferrocarriles SA	1,170	47,128
Distribuidora Internacional de Alimentacion SA	26,359	129,280
Duro Felguera SA (I)	5,568	6,550
Ebro Foods SA	5,367	112,322
Elecnor SA	2,026	19,141
Ence Energia y Celulosa SA	9,506	25,047
Euskaltel SA (I)(S)	3,012	26,660
Faes Farma SA	19,708	69,582
Fluidra SA	3,227	14,638
Gamesa Corporacion Tecnologica SA	12,762	258,019
Grupo Catalana Occidente SA	2,531	82,727
Indra Sistemas SA (I)	7,450	81,484
Inmobiliaria Colonial SA	8,505	58,860
Laboratorios Farmaceuticos Rovi SA	1,750	22,554
Liberbank SA (I)	6,474	6,691
Mediaset Espana Comunicacion SA	7,779	91,122
Melia Hotels International SA	5,357	62,364
NH Hotel Group SA (I)	13,441	54,252
Nmas1 Dinamia SA (I)	1,181	9,993
Obrascon Huarte Lain SA	4,278	14,796
Papeles y Cartones de Europa SA	4,865	26,819
Pescanova SA (I)	1,602	0
Pharma Mar SA (I)	13,550	38,563
Promotora de Informaciones SA, Class A (I)	2,575	14,194
Prosegur Cia de Seguridad SA	14,186	88,526
Sacyr SA (I)	19,140	44,514
Tecnicas Reunidas SA	2,298	93,982
Tubacex SA	6,252	17,897
Tubos Reunidos SA (I)	9,106	8,280
Vidrala SA	1,377	70,953
Viscofan SA	3,112	153,241
Zardoya Otis SA	6,140	51,814
		2,512,421
Sweden - 3.3%
AAK AB	2,029	133,425
Acando AB	6,279	17,823
AddLife AB (I)	1,567	23,440
AddTech AB, B Shares	5,019	78,324
AF AB, B Shares (I)	4,252	77,801
Atrium Ljungberg AB, B Shares	780	12,160
Avanza Bank Holding AB	1,104	44,638
B&B Tools AB, B Shares	2,270	47,542
Beijer Alma AB	715	18,255
Beijer Ref AB (L)	2,250	53,255
Betsson AB (I)	7,923	76,256
Bilia AB	3,440	78,934
BillerudKorsnas AB	6,652	111,409
BioGaia AB, B Shares	555	18,262
Bonava AB, B Shares (I)	916	14,190
Bure Equity AB	5,458	61,877
Byggmax Group AB (L)	1,755	12,111
Castellum AB	6,939	95,065
Clas Ohlson AB, B Shares	3,185	46,793
Cloetta AB, B Shares	18,972	59,761

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Sweden (continued)
Concordia Maritime AB, B Shares	2,200	$3,355
Dios Fastigheter AB	1,472	9,685
Duni AB	2,559	35,060
East Capital Explorer AB	1,669	12,220
Elekta AB, B Shares	5,852	51,665
Enea AB (I)	1,999	21,022
Fabege AB	6,102	99,485
Fagerhult AB (I)	1,365	34,957
Granges AB	1,360	12,815
Haldex AB	3,364	42,867
Hemfosa Fastigheter AB	3,116	28,978
HIQ International AB (I)	3,756	25,344
Holmen AB, B Shares	4,455	159,474
Hufvudstaden AB, A Shares	1,525	24,063
Indutrade AB	5,919	118,624
Intrum Justitia AB	4,673	157,546
Inwido AB	3,126	32,388
JM AB	5,515	158,986
KappAhl AB	2,691	14,892
Klovern AB, B Shares	10,266	10,745
Kungsleden AB	10,626	67,203
Lindab International AB	6,008	48,020
Loomis AB, B Shares	4,564	135,518
Mekonomen AB	2,150	40,428
Modern Times Group MTG AB, B Shares	2,175	64,287
Munksjo OYJ (I)	33	548
Mycronic AB	3,734	40,089
NCC AB, B Shares	2,552	63,037
Net Insight AB, B Shares (I)	26,683	25,975
NetEnt AB (I)	8,580	66,027
New Wave Group AB, B Shares	4,353	26,345
Nibe Industrier AB, B Shares	6,197	48,730
Nobia AB	8,526	79,275
Nolato AB, B Shares	1,128	32,536
Nordnet AB, B Shares	5,460	22,344
OEM International AB, B Shares (I)	1,799	29,806
Peab AB	14,016	110,933
Ratos AB, B Shares (L)	10,353	48,951
Raysearch Laboratories AB (I)	1,111	22,460
Recipharm AB, B Shares	1,946	25,860
SAAB AB, B Shares	987	36,809
Sagax AB, B Shares (I)	1,104	9,880
SAS AB (I)	6,411	9,794
Sensys Gatso Group AB (I)	18,211	2,811
SkiStar AB	222	3,712
SSAB AB, A Shares (I)(L)	882	3,339
SSAB AB, A Shares (Stockholm Stock
Exchange) (I)(L)	8,087	30,543
SSAB AB, B Shares (I)(L)	770	2,406
SSAB AB, B Shares (Stockholm Stock
Exchange) (I)	16,754	52,738
Sweco AB, B Shares	4,462	88,073
Thule Group AB (S)	1,772	27,664
Wallenstam AB, B Shares	9,275	72,044
Wihlborgs Fastigheter AB	3,088	57,314
		3,530,991
Switzerland - 5.2%
Allreal Holding AG (I)	841	124,909
Alpiq Holding AG (I)	155	12,841
APG SGA SA	88	38,614
Arbonia AG (I)	1,795	28,885
Aryzta AG (I)	1,510	66,404
Ascom Holding AG	2,404	37,720

The accompanying notes are an integral part of the financial statements.	83

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Switzerland (continued)
Autoneum Holding AG	221	$57,930
Bachem Holding AG	14	1,241
Baloise Holding AG	1,441	181,328
Bank Coop AG	801	33,035
Banque Cantonale de Geneve	12	3,509
Banque Cantonale Vaudoise	91	57,609
Belimo Holding AG	21	63,506
Bell AG	90	38,761
Berner Kantonalbank AG	285	51,451
BKW AG	294	14,203
Bobst Group SA	632	43,874
Bossard Holding AG (I)	447	62,916
Bucher Industries AG	502	123,489
Burckhardt Compression Holding AG	228	59,902
Burkhalter Holding AG	218	29,407
Calida Holding AG (I)	285	9,737
Cembra Money Bank AG (I)	949	69,033
Cicor Technologies (I)	277	7,590
Clariant AG (I)	8,423	145,173
Coltene Holding AG	170	12,354
Conzzeta AG	32	22,624
Daetwyler Holding AG	589	80,010
DKSH Holding AG	778	53,404
dorma+kaba Holding AG (I)	239	177,429
Edmond de Rothschild Suisse SA	1	13,747
EFG International AG (I)	4,687	28,285
Emmi AG (I)	158	95,532
Energiedienst Holding AG	559	13,283
Ferrexpo PLC (I)	5,662	9,320
Flughafen Zuerich AG	1,355	251,091
Forbo Holding AG (I)	82	105,623
GAM Holding AG (I)	10,480	121,286
Georg Fischer AG	265	216,724
Gurit Holding AG (I)	22	17,473
Helvetia Holding AG	463	249,118
Huber & Suhner AG	574	31,841
Implenia AG	994	73,374
Inficon Holding AG (I)	129	46,414
Interroll Holding AG	38	41,404
Intershop Holding AG	72	35,422
IWG PLC	38,584	116,710
Kardex AG (I)	420	39,260
Komax Holding AG	339	83,590
Kudelski SA (I)	2,497	43,217
LEM Holding SA	42	39,245
Logitech International SA	1,671	41,391
Logitech International SA (SIX
Swiss Exchange)	5,484	136,488
Luzerner Kantonalbank AG (I)	254	99,949
Metall Zug AG, B Shares	5	15,896
Meyer Burger Technology AG (I)	4,318	2,824
Mobilezone Holding AG (L)	1,773	25,218
Mobimo Holding AG (I)	463	115,738
OC Oerlikon Corp. AG (I)	9,053	88,815
Orascom Development Holding AG (I)	533	2,671
Orell Fuessli Holding AG	136	16,708
Oriflame Holding AG (I)	312	9,408
Orior AG (I)	169	12,401
Panalpina Welttransport Holding AG	858	106,989
Phoenix Mecano AG	38	17,503
Plazza AG	16	3,527
PSP Swiss Property AG	1,672	144,405
Rieter Holding AG (I)	251	43,603

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Switzerland (continued)
Romande Energie Holding SA	34	$42,925
Schaffner Holding AG (I)	40	9,544
Schmolz & Bickenbach AG (I)	39,436	26,318
Schweiter Technologies AG	80	90,290
Siegfried Holding AG (I)	210	43,894
St. Galler Kantonalbank AG	125	48,586
Straumann Holding AG	297	115,729
Sulzer AG	639	65,781
Swissquote Group Holding SA (I)	328	7,677
Tamedia AG	201	30,810
Tecan Group AG	559	87,176
Temenos Group AG (I)	3,524	244,956
u-blox Holding AG (I)	323	60,583
Valiant Holding AG	1,060	105,471
Valora Holding AG	237	67,290
Vaudoise Assurances Holding SA	64	30,275
Vetropack Holding AG	3	5,225
Von Roll Holding AG (I)	7,878	4,794
Vontobel Holding AG	1,927	101,077
VZ Holding AG	83	24,860
Walliser Kantonalbank	104	7,811
Ypsomed Holding AG (I)	276	50,068
Zehnder Group AG (I)	615	19,409
Zug Estates Holding AG, B Shares (I)	8	12,989
Zuger Kantonalbank AG	13	63,463
		5,631,382
Taiwan - 0.0%
Ya Hsin Industrial Company, Ltd. (I)	138,000	0
United Arab Emirates - 0.0%
Lamprell PLC (I)	33,134	37,556
United Kingdom - 15.2%
4imprint Group PLC	154	3,374
A.G.Barr PLC	7,680	47,442
AA PLC	22,288	76,135
Aberdeen Asset Management PLC	12,945	40,930
Acacia Mining PLC	8,311	38,083
Afren PLC (I)	55,554	0
Aggreko PLC	7,251	81,853
Alizyme PLC (I)	22,479	0
Amec Foster Wheeler PLC	14,488	83,662
Anglo Pacific Group PLC	12,147	19,345
Arrow Global Group PLC	5,161	18,955
Ashmore Group PLC	18,067	62,796
AVEVA Group PLC	721	16,717
Balfour Beatty PLC	46,053	152,085
BBA Aviation PLC	65,305	227,684
Beazley PLC	34,635	165,548
Bellway PLC	8,717	265,719
Berendsen PLC	10,915	117,026
Bodycote PLC	14,350	113,784
Booker Group PLC	73,284	158,411
Bovis Homes Group PLC	10,397	104,938
Braemar Shipping Services PLC	1,328	4,567
Brammer PLC	8,722	17,718
Brewin Dolphin Holdings PLC	15,013	56,617
Britvic PLC	13,911	97,132
BTG PLC (I)	6,596	47,900
Capital & Counties Properties PLC	13,116	48,023
Carillion PLC	27,252	79,073
Charles Taylor PLC	4,285	12,775
Chemring Group PLC (I)	15,378	32,225
Chesnara PLC	4,925	22,210

The accompanying notes are an integral part of the financial statements.	84

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Cineworld Group PLC	15,609	$108,512
Close Brothers Group PLC	10,738	190,715
Cobham PLC	74,691	150,387
Communisis PLC	1	1
Computacenter PLC	5,438	53,521
Concentric AB	3,667	45,752
Connect Group PLC	21,090	39,656
Consort Medical PLC	2,579	33,682
Costain Group PLC	4,797	20,811
Cranswick PLC	3,987	115,025
Crest Nicholson Holdings PLC	4,244	23,630
Daily Mail & General Trust PLC	14,473	138,599
Dairy Crest Group PLC	11,474	87,534
De La Rue PLC	6,976	52,866
Debenhams PLC	91,915	64,871
Dechra Pharmaceuticals PLC	4,401	72,921
Devro PLC	5,754	13,468
Dialight PLC (I)	105	1,023
Dialog Semiconductor PLC (I)	5,144	216,125
Dignity PLC	3,780	115,165
Diploma PLC	6,124	78,570
Domino’s Pizza Group PLC	29,982	133,052
Drax Group PLC	30,783	143,174
DS Smith PLC	64,440	323,593
Dunelm Group PLC	5,863	58,115
e2v technologies PLC	2,485	8,375
Electrocomponents PLC	31,661	185,814
Elementis PLC	34,182	116,770
EnQuest PLC (I)	76,575	39,675
Enterprise Inns PLC (I)	40,990	61,540
Essentra PLC	14,966	84,975
esure Group PLC	14,313	35,415
Euromoney Institutional Investor PLC	3,412	48,182
FDM Group Holdings PLC	2,162	14,999
Fenner PLC	9,083	26,336
Fidessa Group PLC	2,560	72,111
Findel PLC (I)	8,139	18,724
Firstgroup PLC (I)	88,330	112,596
Foxtons Group PLC (I)	8,069	10,124
Galliford Try PLC	6,450	102,595
Gem Diamonds, Ltd.	12,666	17,208
Genus PLC	4,351	96,340
Go-Ahead Group PLC	2,216	61,014
Gocompare.Com Group PLC (I)	14,313	12,524
Greene King PLC	20,833	179,015
Greggs PLC	7,878	93,935
Halfords Group PLC	15,547	70,216
Halma PLC	21,707	240,156
Hays PLC	78,663	144,341
Headlam Group PLC	4,631	27,846
Helical Bar PLC	8,263	30,002
Henderson Group PLC	64,172	185,214
Hill & Smith Holdings PLC	6,401	94,661
Hilton Food Group PLC	1,880	14,360
HomeServe PLC	22,230	169,800
Howden Joinery Group PLC	32,781	154,695
Hunting PLC	9,804	75,702
IG Group Holdings PLC	21,765	132,276
Imagination Technologies Group PLC (I)	16,400	50,832
IMI PLC	1,599	20,449
Inchcape PLC	26,025	224,908
Indivior PLC	24,546	89,437
Inmarsat PLC	9,403	87,003

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Intermediate Capital Group PLC	12,019	$103,479
International Personal Finance PLC	12,526	26,572
Interserve PLC	9,571	40,302
IP Group PLC (I)	127	279
ITE Group PLC	16,803	31,920
Ithaca Energy, Inc. (I)	15,580	19,611
J.D. Wetherspoon PLC	5,468	59,824
James Fisher & Sons PLC	3,968	76,141
Jardine Lloyd Thompson Group PLC	8,402	101,956
JD Sports Fashion PLC	7,970	31,246
John Menzies PLC	4,608	33,829
John Wood Group PLC	16,085	173,694
Jupiter Fund Management PLC	22,824	124,296
KAZ Minerals PLC (I)	24,312	107,206
KCOM Group PLC	41,789	48,805
Keller Group PLC	4,607	48,101
Kier Group PLC	7,205	122,034
Ladbrokes PLC	83,260	118,963
Laird PLC	18,493	34,948
Lancashire Holdings, Ltd.	16,033	137,254
Lavendon Group PLC	3,421	11,161
Lookers PLC	22,449	32,266
Low & Bonar PLC	22,280	18,006
Man Group PLC	85,474	124,365
Management Consulting Group PLC (I)	217	10
Marshalls PLC	12,527	45,138
Marston’s PLC	46,292	77,723
McBride PLC (I)	14,770	32,927
Mears Group PLC	8,289	46,535
Meggitt PLC	13,379	75,554
Melrose Industries PLC	63,726	154,899
Micro Focus International PLC	608	16,329
Millennium & Copthorne Hotels PLC	8,718	49,688
Mitchells & Butlers PLC	17,726	54,907
Mitie Group PLC	27,952	77,182
MJ Gleeson PLC	2,770	18,642
Moneysupermarket.com Group PLC	26,722	96,786
Morgan Advanced Materials PLC	22,063	77,423
Morgan Sindall Group PLC	789	7,258
Mothercare PLC (I)	8,741	12,206
MWB Group Holdings PLC (I)	11,618	698
N. Brown Group PLC	13,495	36,990
National Express Group PLC	32,140	140,058
NCC Group PLC	13,335	29,834
NEX Group PLC	19,910	113,974
Northgate PLC	7,010	42,600
Novae Group PLC	2,664	22,586
Ocado Group PLC (I)	11,639	37,863
Onesavings Bank PLC	2,542	10,563
Ophir Energy PLC (I)	7,595	8,989
Oxford Instruments PLC	2,533	22,777
Pagegroup PLC	20,236	97,187
PayPoint PLC	4,414	54,703
Pendragon PLC	63,903	24,546
Pennon Group PLC	22,238	226,333
Petrofac, Ltd.	4,438	47,494
Petropavlovsk PLC (I)	13,086	1,116
Pets at Home Group PLC	4,206	12,405
Photo-Me International PLC	9,981	20,170
Premier Foods PLC (I)	41,106	23,730
Premier Oil PLC (I)	29,180	26,580
Punch Taverns PLC (I)	1,008	2,350
PZ Cussons PLC	16,024	66,003

The accompanying notes are an integral part of the financial statements.	85

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
QinetiQ Group PLC	39,382	$127,490
Rank Group PLC	3,844	9,254
Rathbone Brothers PLC	2,792	68,035
Redrow PLC	18,254	96,584
Renishaw PLC	2,008	62,418
Rentokil Initial PLC	92,797	253,874
Ricardo PLC	2,717	32,271
Rightmove PLC	5,015	240,904
RM PLC	8,752	14,535
Rotork PLC	60,697	180,126
RPC Group PLC	20,011	262,308
RPS Group PLC	17,736	48,575
Savills PLC	9,220	79,748
SDL PLC	7,019	38,169
Senior PLC	28,121	67,251
Serco Group PLC (I)	7,045	12,429
Shanks Group PLC	48,254	54,806
SIG PLC	41,252	52,512
Soco International PLC	16,636	32,646
Spectris PLC	7,772	221,463
Speedy Hire PLC	24,369	15,323
Spirax-Sarco Engineering PLC	4,229	217,644
Spire Healthcare Group PLC (S)	8,597	35,731
Spirent Communications PLC	48,511	59,035
Sportech PLC (I)	11,390	12,352
SSP Group PLC	12,827	61,279
St. Ives PLC	3,492	5,481
St. Modwen Properties PLC	14,271	53,688
Stagecoach Group PLC	27,597	73,458
SThree PLC	8,144	31,179
Stobart Group, Ltd.	1,253	2,747
Stolt-Nielsen, Ltd.	620	7,613
STV Group PLC	2,685	11,866
SuperGroup PLC	3,110	63,039
Synthomer PLC	18,970	89,471
TalkTalk Telecom Group PLC	31,116	64,821
Tate & Lyle PLC	19,727	171,678
Ted Baker PLC	2,174	75,349
Telecom Plus PLC	4,501	65,267
The Restaurant Group PLC	12,695	50,741
The Unite Group PLC	15,949	119,172
The Vitec Group PLC	1,430	11,441
The Weir Group PLC	8,234	191,353
Thomas Cook Group PLC (I)	66,442	71,371
Topps Tiles PLC	15,591	16,846
TP ICAP PLC	33,152	176,314
Trinity Mirror PLC	11,839	15,477
TT Electronics PLC	14,769	29,818
Tullow Oil PLC (I)(L)	50,002	192,736
U & I Group PLC	5,560	11,614
UBM PLC	22,464	202,206
Ultra Electronics Holdings PLC	2,489	59,495
Vectura Group PLC (I)	47,743	80,646
Vesuvius PLC	17,245	83,850
Victrex PLC	7,047	167,568
Volex PLC (I)	3,136	1,861
Vp PLC	637	6,013
W.S. Atkins PLC	6,846	122,854
WH Smith PLC	8,112	155,433
William Hill PLC	48,853	174,492
Wilmington PLC	8,076	27,009
Wincanton PLC	7,151	21,654
Xaar PLC	2,846	14,020

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Zeal Network SE	349	$13,542
Zoopla Property Group PLC (S)	6,724	26,446
		16,359,065
United States - 0.2%
Alacer Gold Corp. (I)	14,491	24,176
Argonaut Gold, Inc. (I)	12,132	19,156
Energy Fuels, Inc. (I)	730	1,202
Ormat Technologies, Inc.	1	39
REC Silicon ASA (I)	135,975	17,918
Sims Metal Management, Ltd.	15,252	140,200
		202,691
TOTAL COMMON STOCKS (Cost $105,425,700)		$106,342,794

PREFERRED SECURITIES - 0.3%
Germany - 0.3%
Draegerwerk AG & Company KGaA	721	60,248
FUCHS PETROLUB SE	2,559	107,195
Jungheinrich AG	1,449	41,495
Sartorius AG	920	68,163
Sixt SE	1,166	47,876
STO SE & Company KGaA	124	12,103
Villeroy & Boch AG	625	9,595
		346,675
TOTAL PREFERRED SECURITIES (Cost $323,146)		$346,675

RIGHTS - 0.0%
Corporate Travel Management, Ltd.
(Expiration Date: 01/18/2017; Strike Price:
AUD 15.00) (I)	119	295
Faes Farma SA (Expiration Date:
01/03/2017) (I)(N)	19,708	1,888
Petroleum Geo-Services ASA (Expiration Date:
01/06/2017; Strike Price: NOK 22.50) (I)	1,982	1,538
TOTAL RIGHTS (Cost $1,852)		$3,721

SECURITIES LENDING COLLATERAL - 3.7%
John Hancock
Collateral Trust, 0.7390% (W)(Y)	399,645	3,999,047
TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,999,264)		$3,999,047

SHORT-TERM INVESTMENTS - 0.8%
Money market funds - 0.8%
Western Asset Institutional Government
Reserves Fund, Institutional Class,
0.3100% (Y)	845,632	845,632
TOTAL SHORT-TERM INVESTMENTS (Cost $845,632)		$845,632
Total Investments (International Small Company Trust)
(Cost $110,595,594) - 103.5%		$111,537,869
Other assets and liabilities, net - (3.5%)		(3,749,694)
TOTAL NET ASSETS - 100.0%		$107,788,175

The accompanying notes are an integral part of the financial statements.	86

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Value Trust

	Shares or Principal Amount	Value
COMMON STOCKS - 98.4%
Australia - 1.7%
Origin Energy, Ltd.	1,780,686	$8,424,895
WorleyParsons, Ltd. (I)	843,670	5,872,802
		14,297,697
Belgium - 0.7%
UCB SA	94,319	6,034,638
Canada - 7.9%
Alamos Gold, Inc., Class A	599,468	4,100,361
Barrick Gold Corp.	613,090	9,797,178
Cenovus Energy, Inc.	441,100	6,669,147
Eldorado Gold Corp. (I)	1,685,500	5,423,126
Ensign Energy Services, Inc.	780,600	5,453,415
Precision Drilling Corp. (I)	1,546,100	8,429,190
Silver Wheaton Corp.	910,400	17,588,929
Suncor Energy, Inc.	325,500	10,642,721
		68,104,067
China - 7.5%
Baidu, Inc., ADR (I)	100,360	16,500,188
China Life Insurance Company, Ltd., H Shares	2,512,000	6,493,391
China Telecom Corp., Ltd., H Shares	23,712,427	10,877,108
Shanghai Pharmaceuticals Holding Company,
Ltd., H Shares	2,581,800	5,892,473
Sinopec Engineering Group Company, Ltd.,
H Shares	8,961,000	7,462,821
Sinopharm Group Company, Ltd., H Shares	1,525,200	6,250,795
Trina Solar, Ltd., ADR (I)(L)	1,186,601	11,035,389
		64,512,165
France - 8.3%
AXA SA	474,801	11,969,205
BNP Paribas SA	373,574	23,773,548
Cie Generale des Etablissements Michelin	87,799	9,759,665
Sanofi	183,389	14,829,834
TOTAL SA	215,938	11,075,950
		71,408,202
Germany - 7.4%
Bayer AG	108,063	11,258,416
Deutsche Lufthansa AG (L)	404,685	5,216,704
Gerresheimer AG	102,650	7,613,195
Innogy SE (I)(S)	235,963	8,199,266
Merck KGaA	60,467	6,295,901
MorphoSys AG (I)(L)	116,936	5,984,663
Siemens AG	107,460	13,157,442
Telefonica Deutschland Holding AG	1,301,760	5,564,269
		63,289,856
Hong Kong - 3.9%
China Mobile, Ltd.	517,000	5,450,822
CK Hutchison Holdings, Ltd.	514,000	5,802,268
GCL-Poly Energy Holdings, Ltd. (I)(L)	110,775,000	13,232,562
Haier Electronics Group Company, Ltd.	2,369,000	3,716,395
Kunlun Energy Company, Ltd.	3,622,000	2,698,543
Value Partners Group, Ltd.	2,927,800	2,312,826
		33,213,416
India - 0.7%
Hero MotoCorp, Ltd.	83,700	3,733,332
Jain Irrigation Systems, Ltd.	1,872,382	2,430,486
		6,163,818
Israel - 2.1%
Teva Pharmaceutical Industries, Ltd., ADR	493,644	17,894,595

International Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Italy - 1.4%
Eni SpA	764,857	$12,399,195
Japan - 6.4%
Kirin Holdings Company, Ltd.	380,300	6,172,736
Nissan Motor Company, Ltd.	1,698,500	17,037,897
SoftBank Group Corp.	312,900	20,705,863
Sumitomo Rubber Industries, Ltd.	394,700	6,245,082
Toyota Motor Corp.	84,130	4,932,408
		55,093,986
Luxembourg - 0.9%
Tenaris SA	412,768	7,368,152
Malta - 0.0%
BGP Holdings PLC (I)	2,126,418	116,396
Mexico - 0.3%
Industrias Penoles SAB de CV	129,994	2,409,852
Netherlands - 9.6%
Aegon NV	3,052,386	16,768,798
Flow Traders (S)	103,192	3,551,641
ING Groep NV (I)	721,316	10,155,266
QIAGEN NV (I)	475,667	13,329,827
Royal Dutch Shell PLC, B Shares	723,145	20,777,457
SBM Offshore NV	1,129,725	17,687,408
		82,270,397
Norway - 1.5%
Telenor ASA	480,939	7,178,840
Yara International ASA	138,140	5,434,298
		12,613,138
Singapore - 1.2%
United Overseas Bank, Ltd.	744,800	10,463,620
South Africa - 0.5%
Petra Diamonds, Ltd. (I)	2,088,073	4,008,439
South Korea - 11.4%
Hana Financial Group, Inc.	756,225	19,518,215
Hyundai Mobis Company, Ltd. (I)	49,336	10,771,193
Hyundai Motor Company	49,426	5,962,631
KB Financial Group, Inc., ADR (L)	526,921	18,595,042
Korea Investment Holdings Company,
Ltd. (I)	112,346	3,893,340
Posco Daewoo Corp. (I)	330,464	7,376,749
Samsung Electronics Company, Ltd.	21,316	31,724,882
		97,842,052
Sweden - 0.5%
Getinge AB, B Shares	262,002	4,198,056
Switzerland - 6.1%
ABB, Ltd. (I)	512,958	10,793,521
Basilea Pharmaceutica AG (I)(L)	39,068	2,800,592
Credit Suisse Group AG (I)	625,849	8,944,029
GAM Holding AG (I)	304,383	3,522,653
Roche Holding AG	78,364	17,863,275
UBS Group AG	563,206	8,805,985
		52,730,055
Taiwan - 1.0%
Catcher Technology Company, Ltd.	595,000	4,112,460
Quanta Computer, Inc.	2,575,000	4,798,233
		8,910,693
Thailand - 1.2%
Bangkok Bank PCL	232,700	1,046,013
Bangkok Bank PCL, NVDR	1,236,700	5,490,904
PTT Exploration & Production PCL	1,443,600	3,866,661
		10,403,578

The accompanying notes are an integral part of the financial statements.	87

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

International Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom - 14.7%
Aviva PLC	1,489,826	$8,874,396
BAE Systems PLC	1,739,694	12,653,825
Barclays PLC	4,644,638	12,746,579
BP PLC	3,669,004	22,980,683
Carillion PLC (L)	1,634,010	4,741,162
HSBC Holdings PLC	1,879,932	15,168,538
Johnson Matthey PLC	175,755	6,876,851
Kingfisher PLC	1,124,874	4,846,424
Petrofac, Ltd.	939,713	10,056,498
SIG PLC	2,280,500	2,902,997
Sky PLC	330,730	4,031,932
Standard Chartered PLC (I)	1,727,281	14,085,924
Subsea 7 SA (I)	57,685	728,520
Vodafone Group PLC	2,221,566	5,467,039
		126,161,368
United States - 1.5%
Apple, Inc.	73,540	8,517,403
Eli Lilly & Company	61,430	4,518,178
		13,035,581
TOTAL COMMON STOCKS (Cost $865,602,625)		$844,943,012

SECURITIES LENDING COLLATERAL - 3.2%
John Hancock Collateral Trust,
0.7390% (W)(Y)	2,775,819	27,776,237
TOTAL SECURITIES LENDING
COLLATERAL (Cost $27,777,134)		$27,776,237

SHORT-TERM INVESTMENTS - 1.5%
U.S. Government Agency - 1.5%
Federal Agricultural Mortgage Corp.
Discount Note, 0.350%, 01/03/2017*	$8,700,000	8,700,000
Federal Home Loan Mortgage Corp.
Discount Note, 0.450%, 01/03/2017*	4,300,000	4,300,000
		13,000,000
TOTAL SHORT-TERM INVESTMENTS (Cost $12,999,724)		$13,000,000
Total Investments (International Value Trust)
(Cost $906,379,483) - 103.1%		$885,719,249
Other assets and liabilities, net - (3.1%)		(26,543,953)
TOTAL NET ASSETS - 100.0%		$859,175,296

Lifestyle Aggressive PS Series

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 82.5%
Equity - 82.5%
Strategic Equity Allocation, Series NAV
(JHAM) (A)(1)	1,200,906	$20,247,268
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $20,239,679)		$20,247,268

UNAFFILIATED INVESTMENT COMPANIES - 17.7%
Exchange-traded funds - 17.7%
Financial Select Sector SPDR Fund	18,774	436,496
Vanguard Energy ETF	2,939	307,655
Vanguard FTSE Emerging Markets ETF	36,861	1,318,887
Vanguard Health Care ETF	1,365	173,041
Vanguard Information Technology ETF	5,042	612,603
Vanguard Materials ETF	910	102,320

Lifestyle Aggressive PS Series (continued)

	Shares or Principal Amount	Value
UNAFFILIATED INVESTMENT COMPANIES (continued)
Exchange-traded funds (continued)
Vanguard Mid-Cap ETF	5,680	$747,658
Vanguard REIT ETF	3,061	252,624
Vanguard Small-Cap ETF	3,111	401,195
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (Cost $4,236,671)		$4,352,479
Total Investments (Lifestyle Aggressive PS Series)
(Cost $24,476,350) - 100.2%		$24,599,747
Other assets and liabilities, net - (0.2%)		(56,499)
TOTAL NET ASSETS - 100.0%		$24,543,248

Lifestyle Balanced PS Series

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 50.9%
Strategic Equity Allocation, Series NAV
(JHAM) (A)(1)	30,300,799	$510,871,465
Fixed income - 49.1%
Bond, Series NAV (JHAM) (A)(1)	36,965,409	492,009,598
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $1,010,755,537)		$1,002,881,063
Total Investments (Lifestyle Balanced PS Series)
(Cost $1,010,755,537) - 100.0%		$1,002,881,063
Other assets and liabilities, net - 0.0%		(32,910)
TOTAL NET ASSETS - 100.0%		$1,002,848,153

Lifestyle Conservative PS Series

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 19.8%
Strategic Equity Allocation, Series NAV
(JHAM) (A)(1)	2,234,755	$37,677,968
Fixed income - 80.2%
Bond, Series NAV (JHAM) (A)(1)	11,435,535	152,206,971
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $192,991,947)		$189,884,939
Total Investments (Lifestyle Conservative PS Series)
(Cost $192,991,947) - 100.0%		$189,884,939
Other assets and liabilities, net - 0.0%		(38,381)
TOTAL NET ASSETS - 100.0%		$189,846,558

The accompanying notes are an integral part of the financial statements.	88

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Lifestyle Growth PS Series

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 70.8%
Strategic Equity Allocation, Series NAV
(JHAM) (A)(1)	129,721,826	$2,187,109,987
Fixed income - 29.2%
Bond, Series NAV (JHAM) (A)(1)	67,874,230	903,405,997
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $3,091,280,529)		$3,090,515,984

COMMON STOCKS - 0.0%
Information technology - 0.0%
CEVA Holdings LLC (I)	1,115	209,076
TOTAL COMMON STOCKS (Cost $362,398)		$209,076

PREFERRED SECURITIES - 0.0%
Information technology - 0.0%
CEVA Holdings LLC, Series A1 (I)	31	10,695
CEVA Holdings LLC, Series A2 (I)	1,068	253,678
TOTAL PREFERRED SECURITIES (Cost $355,664)		$264,373
Total Investments (Lifestyle Growth PS Series)
(Cost $3,091,998,591) - 100.0%		$3,090,989,433
Other assets and liabilities, net - 0.0%		25,488
TOTAL NET ASSETS - 100.0%		$3,091,014,921

Lifestyle Moderate PS Series

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 39.9%
Strategic Equity Allocation, Series NAV
(JHAM) (A)(1)	7,560,424	$127,468,749
Fixed income - 60.1%
Bond, Series NAV (JHAM) (A)(1)	14,414,404	191,855,721
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $322,560,389)		$319,324,470
Total Investments (Lifestyle Moderate PS Series)
(Cost $322,560,389) - 100.0%		$319,324,470
Other assets and liabilities, net - 0.0%		(39,119)
TOTAL NET ASSETS - 100.0%		$319,285,351

Mid Cap Index Trust

	Shares or Principal Amount	Value
COMMON STOCKS - 97.0%
Consumer discretionary - 10.9%
Auto components - 0.5%
Dana, Inc.	86,322	$1,638,392
Gentex Corp.	172,641	3,399,301
		5,037,693
Automobiles - 0.3%
Thor Industries, Inc.	28,751	2,876,538
Distributors - 0.2%
Pool Corp.	24,880	2,595,979
Diversified consumer services - 0.7%
DeVry Education Group, Inc.	34,160	1,065,792
Graham Holdings Company, Class B	2,800	1,433,460

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified consumer services (continued)
Service Corp. International	114,633	$3,255,577
Sotheby’s (I)	27,742	1,105,796
		6,860,625
Hotels, restaurants and leisure - 2.6%
Brinker International, Inc.	29,891	1,480,501
Buffalo Wild Wings, Inc. (I)	10,950	1,690,680
Churchill Downs, Inc.	7,490	1,126,871
Cracker Barrel Old Country Store, Inc. (L)	14,472	2,416,528
Domino’s Pizza, Inc.	28,934	4,607,450
Dunkin’ Brands Group, Inc.	55,228	2,896,156
International Speedway Corp., Class A	15,596	573,933
Jack in the Box, Inc.	19,461	2,172,626
Panera Bread Company, Class A (I)	13,140	2,694,883
Papa John’s International, Inc.	15,983	1,367,825
Texas Roadhouse, Inc.	38,592	1,861,678
The Cheesecake Factory, Inc.	26,550	1,589,814
The Wendy’s Company	120,686	1,631,675
		26,110,620
Household durables - 1.4%
CalAtlantic Group, Inc.	44,017	1,497,018
Helen of Troy, Ltd. (I)	16,758	1,415,213
KB Home	49,802	787,370
NVR, Inc. (I)	2,121	3,539,949
Tempur Sealy International, Inc. (I)(L)	30,329	2,070,864
Toll Brothers, Inc. (I)	89,840	2,785,040
TRI Pointe Group, Inc. (I)	88,000	1,010,240
Tupperware Brands Corp.	30,423	1,600,858
		14,706,552
Internet and direct marketing retail - 0.1%
HSN, Inc.	19,189	658,183
Leisure products - 0.7%
Brunswick Corp.	53,991	2,944,669
Polaris Industries, Inc. (L)	35,881	2,956,236
Vista Outdoor, Inc. (I)	35,400	1,306,260
		7,207,165
Media - 1.3%
AMC Networks, Inc., Class A (I)	35,481	1,857,076
Cable One, Inc.	2,823	1,755,144
Cinemark Holdings, Inc.	63,662	2,442,074
John Wiley & Sons, Inc., Class A	27,113	1,477,659
Live Nation Entertainment, Inc. (I)	79,460	2,113,636
Meredith Corp.	21,941	1,297,810
The New York Times Company, Class A	73,305	974,957
Time, Inc.	59,630	1,064,396
		12,982,752
Multiline retail - 0.3%
Big Lots, Inc. (L)	26,712	1,341,210
J.C. Penney Company, Inc. (I)(L)	185,244	1,539,378
		2,880,588
Specialty retail - 2.0%
Aaron’s, Inc.	38,266	1,224,129
American Eagle Outfitters, Inc.	102,854	1,560,295
Cabela’s, Inc. (I)	30,909	1,809,722
Chico’s FAS, Inc.	77,824	1,119,887
CST Brands, Inc.	45,561	2,193,762
Dick’s Sporting Goods, Inc.	52,981	2,813,291
GameStop Corp., Class A	61,337	1,549,373
Murphy USA, Inc. (I)	21,844	1,342,751
Office Depot, Inc.	318,131	1,437,952

The accompanying notes are an integral part of the financial statements.	89

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
RH (I)	22,977	$705,394
Sally Beauty Holdings, Inc. (I)	86,754	2,292,041
Williams-Sonoma, Inc.	49,017	2,371,933
		20,420,530
Textiles, apparel and luxury goods - 0.8%
Carter’s, Inc.	29,721	2,567,597
Deckers Outdoor Corp. (I)	19,288	1,068,362
Fossil Group, Inc. (I)	25,208	651,879
Kate Spade & Company (I)	77,070	1,438,897
Skechers U.S.A., Inc., Class A (I)	80,255	1,972,668
		7,699,403
		110,036,628
Consumer staples - 4.2%
Beverages - 0.1%
The Boston Beer Company, Inc.,
Class A (I)	5,433	922,795
Food and staples retailing - 0.6%
Casey’s General Stores, Inc.	23,586	2,803,904
Sprouts Farmers Market, Inc. (I)	80,536	1,523,741
United Natural Foods, Inc. (I)	30,329	1,447,300
		5,774,945
Food products - 3.0%
Dean Foods Company	54,487	1,186,727
Flowers Foods, Inc.	110,106	2,198,817
Ingredion, Inc.	43,571	5,444,632
Lamb Weston Holdings, Inc. (I)	83,474	3,159,491
Lancaster Colony Corp.	11,723	1,657,515
Post Holdings, Inc. (I)	39,047	3,138,988
Snyder’s-Lance, Inc.	51,475	1,973,552
The Hain Celestial Group, Inc. (I)	62,274	2,430,554
The WhiteWave Foods Company (I)	106,669	5,930,796
Tootsie Roll Industries, Inc.	10,555	419,561
TreeHouse Foods, Inc. (I)	34,143	2,464,783
		30,005,416
Household products - 0.1%
Energizer Holdings, Inc.	37,047	1,652,667
Personal products - 0.4%
Avon Products, Inc. (I)	263,072	1,325,883
Edgewell Personal Care Company (I)	34,861	2,544,504
		3,870,387
		42,226,210
Energy - 3.8%
Energy equipment and services - 1.6%
Diamond Offshore Drilling, Inc. (I)(L)	38,770	686,229
Dril-Quip, Inc. (I)	22,618	1,358,211
Ensco PLC, Class A	182,417	1,773,093
Nabors Industries, Ltd.	170,586	2,797,610
Noble Corp. PLC (L)	146,411	866,753
Oceaneering International, Inc.	59,030	1,665,236
Oil States International, Inc. (I)	30,910	1,205,490
Patterson-UTI Energy, Inc.	89,303	2,404,037
Rowan Companies PLC, Class A (I)	75,500	1,426,195
Superior Energy Services, Inc.	91,320	1,541,482
		15,724,336
Oil, gas and consumable fuels - 2.2%
CONSOL Energy, Inc.	106,352	1,938,797
Denbury Resources, Inc. (I)	239,779	882,387

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Energen Corp. (I)	58,434	$3,369,889
Gulfport Energy Corp. (I)	75,468	1,633,128
HollyFrontier Corp.	105,822	3,466,729
QEP Resources, Inc. (I)	144,240	2,655,458
SM Energy Company	58,001	1,999,874
Western Refining, Inc.	47,644	1,803,325
World Fuel Services Corp.	42,404	1,946,768
WPX Energy, Inc. (I)	207,284	3,020,128
		22,716,483
		38,440,819
Financials - 16.6%
Banks - 7.1%
Associated Banc-Corp.	89,047	2,199,461
BancorpSouth, Inc.	51,340	1,594,107
Bank of Hawaii Corp. (L)	25,694	2,278,801
Bank of the Ozarks, Inc.	54,677	2,875,463
Cathay General Bancorp	44,626	1,697,127
Chemical Financial Corp.	42,469	2,300,546
Commerce Bancshares, Inc.	52,488	3,034,357
Cullen/Frost Bankers, Inc.	33,736	2,976,527
East West Bancorp, Inc.	86,744	4,409,198
First Horizon National Corp.	140,440	2,810,204
FNB Corp.	125,676	2,014,586
Fulton Financial Corp.	104,185	1,958,678
Hancock Holding Company	46,681	2,011,951
International Bancshares Corp.	34,939	1,425,511
MB Financial, Inc.	42,750	2,019,083
PacWest Bancorp	72,302	3,936,121
PrivateBancorp, Inc.	48,042	2,603,396
Prosperity Bancshares, Inc.	41,825	3,002,199
Signature Bank (I)	32,314	4,853,563
SVB Financial Group (I)	31,325	5,377,250
Synovus Financial Corp.	73,646	3,025,378
TCF Financial Corp.	102,958	2,016,947
Trustmark Corp.	40,716	1,451,525
UMB Financial Corp.	26,253	2,024,631
Umpqua Holdings Corp.	132,553	2,489,345
Valley National Bancorp	153,186	1,783,085
Webster Financial Corp.	55,184	2,995,388
		71,164,428
Capital markets - 3.5%
CBOE Holdings, Inc.	48,928	3,615,290
Eaton Vance Corp.	68,274	2,859,315
FactSet Research Systems, Inc.	24,033	3,927,713
Federated Investors, Inc., Class B	56,012	1,584,019
Janus Capital Group, Inc.	85,640	1,136,443
Legg Mason, Inc.	54,137	1,619,238
MarketAxess Holdings, Inc.	22,591	3,319,070
MSCI, Inc.	56,645	4,462,493
Raymond James Financial, Inc.	76,053	5,268,191
SEI Investments Company	80,901	3,993,273
Stifel Financial Corp. (I)	39,855	1,990,757
Waddell & Reed Financial, Inc.,
Class A (L)	49,866	972,886
WisdomTree Investments, Inc. (L)	69,061	769,340
		35,518,028
Consumer finance - 0.3%
SLM Corp. (I)	257,594	2,838,686
Insurance - 5.1%
Alleghany Corp. (I)	9,278	5,642,137
American Financial Group, Inc.	43,939	3,871,905

The accompanying notes are an integral part of the financial statements.	90

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Aspen Insurance Holdings, Ltd.	36,245	$1,993,475
Brown & Brown, Inc.	69,234	3,105,837
CNO Financial Group, Inc.	104,486	2,000,907
Endurance Specialty Holdings, Ltd.	38,647	3,570,983
Everest Re Group, Ltd.	24,599	5,323,224
First American Financial Corp.	66,050	2,419,412
Genworth Financial, Inc., Class A (I)	299,993	1,142,973
Kemper Corp.	29,249	1,295,731
Mercury General Corp.	21,955	1,321,911
Old Republic International Corp.	146,934	2,791,746
Primerica, Inc.	27,572	1,906,604
Reinsurance Group of America, Inc.	38,648	4,863,078
RenaissanceRe Holdings, Ltd.	24,732	3,368,993
The Hanover Insurance Group, Inc.	25,611	2,330,857
W.R. Berkley Corp.	58,445	3,887,177
		50,836,950
Thrifts and mortgage finance - 0.6%
New York Community Bancorp, Inc.	293,194	4,664,717
Washington Federal, Inc.	53,605	1,841,332
		6,506,049
		166,864,141
Health care - 7.3%
Biotechnology - 0.4%
United Therapeutics Corp. (I)	25,534	3,662,342
Health care equipment and supplies - 3.7%
ABIOMED, Inc. (I)	24,279	2,735,758
Align Technology, Inc. (I)	45,078	4,333,348
Globus Medical, Inc., Class A (I)	43,300	1,074,273
Halyard Health, Inc. (I)	28,096	1,038,990
Hill-Rom Holdings, Inc.	36,041	2,023,342
IDEXX Laboratories, Inc. (I)	53,984	6,330,704
LivaNova PLC (I)	26,339	1,184,465
NuVasive, Inc. (I)	30,300	2,041,008
ResMed, Inc. (L)	84,857	5,265,377
STERIS PLC	51,273	3,455,287
Teleflex, Inc.	26,510	4,272,087
West Pharmaceutical Services, Inc.	44,078	3,739,137
		37,493,776
Health care providers and services - 1.7%
HealthSouth Corp.	54,040	2,228,610
LifePoint Health, Inc. (I)	24,172	1,372,970
MEDNAX, Inc. (I)	55,744	3,715,895
Molina Healthcare, Inc. (I)	25,645	1,391,498
Owens & Minor, Inc.	37,020	1,306,436
Tenet Healthcare Corp. (I)	47,924	711,192
VCA, Inc. (I)	48,832	3,352,317
WellCare Health Plans, Inc. (I)	26,651	3,653,319
		17,732,237
Health care technology - 0.1%
Allscripts Healthcare Solutions, Inc. (I)	111,372	1,137,108
Life sciences tools and services - 0.9%
Bio-Rad Laboratories, Inc., Class A (I)	12,490	2,276,677
Bio-Techne Corp.	22,454	2,308,945
Charles River Laboratories International,
Inc. (I)	28,473	2,169,358
PAREXEL International Corp. (I)	32,061	2,107,049
		8,862,029

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals - 0.5%
Akorn, Inc. (I)	52,627	$1,148,847
Catalent, Inc. (I)	75,106	2,024,858
Prestige Brands Holdings, Inc. (I)	31,856	1,659,698
		4,833,403
		73,720,895
Industrials - 14.4%
Aerospace and defense - 2.1%
B/E Aerospace, Inc.	61,175	3,682,123
Curtiss-Wright Corp.	26,618	2,618,146
Esterline Technologies Corp. (I)	17,805	1,588,206
Huntington Ingalls Industries, Inc.	27,904	5,139,638
KLX, Inc. (I)	31,729	1,431,295
Orbital ATK, Inc.	35,251	3,092,570
Teledyne Technologies, Inc. (I)	21,026	2,586,198
Triumph Group, Inc.	29,815	790,098
		20,928,274
Airlines - 0.4%
JetBlue Airways Corp. (I)	194,827	4,368,021
Building products - 0.8%
AO Smith Corp.	88,898	4,209,320
Lennox International, Inc.	23,318	3,571,618
		7,780,938
Commercial services and supplies - 1.3%
Clean Harbors, Inc. (I)	31,496	1,752,752
Copart, Inc. (I)	61,362	3,400,068
Deluxe Corp.	29,223	2,092,659
Herman Miller, Inc.	36,029	1,232,192
HNI Corp.	26,763	1,496,587
MSA Safety, Inc.	18,711	1,297,234
Rollins, Inc.	57,528	1,943,296
		13,214,788
Construction and engineering - 1.2%
AECOM (I)	92,777	3,373,372
Dycom Industries, Inc. (I)(L)	18,918	1,518,926
EMCOR Group, Inc.	36,465	2,580,263
Granite Construction, Inc.	23,839	1,311,145
KBR, Inc.	85,766	1,431,435
Valmont Industries, Inc.	13,548	1,908,913
		12,124,054
Electrical equipment - 0.7%
EnerSys	26,144	2,041,846
Hubbell, Inc.	30,978	3,615,133
Regal Beloit Corp.	26,940	1,865,595
		7,522,574
Industrial conglomerates - 0.4%
Carlisle Companies, Inc.	38,813	4,280,686
Machinery - 4.8%
AGCO Corp.	40,582	2,348,075
CLARCOR, Inc.	29,235	2,411,010
Crane Company	30,016	2,164,754
Donaldson Company, Inc.	79,488	3,344,855
Graco, Inc.	33,518	2,785,011
IDEX Corp.	45,936	4,136,996
ITT, Inc.	53,096	2,047,913
Joy Global, Inc.	59,092	1,654,576
Kennametal, Inc.	47,978	1,499,792
Lincoln Electric Holdings, Inc.	37,360	2,864,391

The accompanying notes are an integral part of the financial statements.	91

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Nordson Corp.	32,019	$3,587,729
Oshkosh Corp.	44,828	2,896,337
Terex Corp.	63,749	2,010,006
The Timken Company	42,167	1,674,030
The Toro Company	65,801	3,681,566
Trinity Industries, Inc.	91,737	2,546,619
Wabtec Corp.	53,608	4,450,536
Woodward, Inc.	33,310	2,300,056
		48,404,252
Marine - 0.2%
Kirby Corp. (I)	32,420	2,155,930
Professional services - 0.6%
CEB, Inc.	19,386	1,174,792
FTI Consulting, Inc. (I)	25,608	1,154,409
ManpowerGroup, Inc.	40,368	3,587,504
		5,916,705
Road and rail - 1.1%
Avis Budget Group, Inc. (I)	52,916	1,940,959
Genesee & Wyoming, Inc., Class A (I)	34,461	2,391,938
Landstar System, Inc.	25,143	2,144,698
Old Dominion Freight Line, Inc. (I)	41,676	3,575,384
Werner Enterprises, Inc.	26,898	724,901
		10,777,880
Trading companies and distributors - 0.8%
GATX Corp. (L)	24,019	1,479,090
MSC Industrial Direct Company, Inc.,
Class A	26,880	2,483,443
NOW, Inc. (I)	64,698	1,324,368
Watsco, Inc.	15,527	2,299,859
		7,586,760
		145,060,862
Information technology - 17.1%
Communications equipment - 1.5%
ARRIS International PLC (I)	114,780	3,458,321
Brocade Communications Systems, Inc.	242,112	3,023,979
Ciena Corp. (I)	83,878	2,047,462
InterDigital, Inc.	20,619	1,883,546
NetScout Systems, Inc. (I)	55,119	1,736,249
Plantronics, Inc.	19,976	1,093,886
ViaSat, Inc. (I)	30,996	2,052,555
		15,295,998
Electronic equipment, instruments and components - 4.0%
Arrow Electronics, Inc. (I)	53,913	3,843,997
Avnet, Inc.	76,876	3,660,066
Belden, Inc.	25,355	1,895,793
Cognex Corp.	51,556	3,279,993
IPG Photonics Corp. (I)	22,397	2,210,808
Jabil Circuit, Inc.	111,718	2,644,365
Keysight Technologies, Inc. (I)	102,297	3,741,001
Knowles Corp. (I)	53,389	892,130
Littelfuse, Inc.	13,558	2,057,698
National Instruments Corp.	63,481	1,956,484
SYNNEX Corp.	17,474	2,114,703
Tech Data Corp. (I)	21,200	1,795,216
Trimble, Inc. (I)	150,821	4,547,253
VeriFone Systems, Inc. (I)	66,803	1,184,417
Vishay Intertechnology, Inc.	80,518	1,304,392
Zebra Technologies Corp., Class A (I)	31,765	2,724,166
		39,852,482

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Internet software and services - 0.4%
comScore, Inc. (I)	27,249	$860,523
j2 Global, Inc.	28,900	2,364,020
WebMD Health Corp. (I)	23,467	1,163,259
		4,387,802
IT services - 3.8%
Acxiom Corp. (I)	46,598	1,248,826
Broadridge Financial Solutions, Inc.	71,659	4,750,992
Computer Sciences Corp.	84,745	5,035,548
Convergys Corp.	57,341	1,408,295
CoreLogic, Inc. (I)	51,983	1,914,534
DST Systems, Inc.	19,253	2,062,959
Gartner, Inc. (I)	49,736	5,026,818
Jack Henry & Associates, Inc.	46,994	4,172,127
Leidos Holdings, Inc.	85,975	4,396,762
MAXIMUS, Inc.	39,064	2,179,381
NeuStar, Inc., Class A (I)	32,816	1,096,054
Science Applications International Corp.	26,984	2,288,243
WEX, Inc. (I)	23,145	2,582,982
		38,163,521
Semiconductors and semiconductor equipment - 2.8%
Advanced Micro Devices, Inc. (I)	457,423	5,187,177
Cirrus Logic, Inc. (I)	38,340	2,167,744
Cree, Inc. (I)	60,013	1,583,743
Cypress Semiconductor Corp.	193,343	2,211,844
Integrated Device Technology, Inc. (I)	80,468	1,895,826
Intersil Corp., Class A	82,372	1,836,896
Microsemi Corp. (I)	69,001	3,723,984
Monolithic Power Systems, Inc.	22,544	1,847,030
Silicon Laboratories, Inc. (I)	25,190	1,637,350
Synaptics, Inc. (I)	20,955	1,122,769
Teradyne, Inc.	121,105	3,076,067
Versum Materials, Inc. (I)	65,309	1,833,224
		28,123,654
Software - 4.1%
ACI Worldwide, Inc. (I)	70,526	1,280,047
ANSYS, Inc. (I)	52,073	4,816,232
Cadence Design Systems, Inc. (I)	172,543	4,351,534
CDK Global, Inc.	89,963	5,369,891
CommVault Systems, Inc. (I)	25,351	1,303,041
Fair Isaac Corp.	18,655	2,224,049
Fortinet, Inc. (I)	88,359	2,661,373
Manhattan Associates, Inc. (I)	42,848	2,272,229
Mentor Graphics Corp.	65,911	2,431,457
PTC, Inc. (I)	69,574	3,219,189
Synopsys, Inc. (I)	91,101	5,362,205
The Ultimate Software Group, Inc. (I)	17,472	3,186,019
Tyler Technologies, Inc. (I)	20,059	2,863,823
		41,341,089
Technology hardware, storage and peripherals - 0.5%
3D Systems Corp. (I)(L)	64,171	852,833
Diebold Nixdorf, Inc.	45,221	1,137,308
NCR Corp. (I)	74,762	3,032,347
		5,022,488
		172,187,034
Materials - 7.1%
Chemicals - 2.7%
Ashland Global Holdings, Inc.	37,384	4,085,697
Cabot Corp.	37,552	1,897,878
Minerals Technologies, Inc.	20,973	1,620,164

The accompanying notes are an integral part of the financial statements.	92

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
NewMarket Corp.	5,563	$2,357,822
Olin Corp.	99,427	2,546,325
PolyOne Corp.	50,315	1,612,093
RPM International, Inc.	80,328	4,324,056
Sensient Technologies Corp.	26,806	2,106,415
The Scotts Miracle-Gro Company,
Class A	26,762	2,557,109
The Valspar Corp.	43,902	4,548,686
		27,656,245
Construction materials - 0.3%
Eagle Materials, Inc.	29,040	2,861,311
Containers and packaging - 1.7%
AptarGroup, Inc.	37,739	2,771,930
Bemis Company, Inc.	56,400	2,697,048
Greif, Inc., Class A	15,524	796,536
Owens-Illinois, Inc. (I)	97,624	1,699,634
Packaging Corp. of America	56,205	4,767,308
Silgan Holdings, Inc.	22,516	1,152,369
Sonoco Products Company	60,096	3,167,059
		17,051,884
Metals and mining - 2.1%
Allegheny Technologies, Inc. (L)	65,616	1,045,263
Carpenter Technology Corp.	28,066	1,015,147
Commercial Metals Company	69,537	1,514,516
Compass Minerals International, Inc.	20,345	1,594,031
Reliance Steel & Aluminum Company	43,667	3,473,273
Royal Gold, Inc.	39,294	2,489,275
Steel Dynamics, Inc.	146,747	5,221,258
United States Steel Corp.	103,792	3,426,174
Worthington Industries, Inc.	26,431	1,253,887
		21,032,824
Paper and forest products - 0.3%
Domtar Corp.	37,675	1,470,455
Louisiana-Pacific Corp. (I)	85,573	1,619,897
		3,090,352
		71,692,616
Real estate - 10.2%
Equity real estate investment trusts - 9.8%
Alexandria Real Estate Equities, Inc.	47,793	5,311,236
American Campus Communities, Inc.	79,501	3,956,765
Camden Property Trust	52,619	4,423,679
Care Capital Properties, Inc.	50,534	1,263,350
Communications Sales & Leasing,
Inc. (I)	84,392	2,144,401
CoreCivic, Inc.	70,748	1,730,496
Corporate Office Properties Trust	57,043	1,780,882
Cousins Properties, Inc.	206,059	1,753,562
DCT Industrial Trust, Inc.	54,785	2,623,106
Douglas Emmett, Inc.	86,644	3,167,705
Duke Realty Corp.	213,479	5,670,002
Education Realty Trust, Inc.	43,976	1,860,185
EPR Properties	38,303	2,749,006
Equity One, Inc.	55,926	1,716,369
First Industrial Realty Trust, Inc.	70,350	1,973,318
Healthcare Realty Trust, Inc.	69,750	2,114,820
Highwoods Properties, Inc.	60,318	3,076,821
Hospitality Properties Trust	98,853	3,137,594
Kilroy Realty Corp.	55,489	4,062,905
Lamar Advertising Company, Class A	49,727	3,343,643
LaSalle Hotel Properties	68,063	2,073,880

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Liberty Property Trust	88,589	$3,499,266
Life Storage, Inc.	27,929	2,381,227
Mack-Cali Realty Corp.	53,964	1,566,035
Medical Properties Trust, Inc.	192,801	2,371,452
National Retail Properties, Inc.	88,495	3,911,479
Omega Healthcare Investors, Inc.	117,461	3,671,831
Potlatch Corp.	24,393	1,015,968
Quality Care Properties, Inc. (I)	56,371	873,751
Rayonier, Inc.	73,599	1,957,733
Regency Centers Corp.	62,900	4,336,955
Senior Housing Properties Trust	142,967	2,706,365
Tanger Factory Outlet Centers, Inc.	57,821	2,068,835
Taubman Centers, Inc.	36,352	2,687,503
Urban Edge Properties	55,425	1,524,742
Washington Prime Group, Inc.	111,575	1,161,496
Weingarten Realty Investors	70,795	2,533,753
		98,202,116
Real estate management and development - 0.4%
Alexander & Baldwin, Inc.	27,729	1,244,200
Jones Lang LaSalle, Inc.	27,196	2,747,884
		3,992,084
		102,194,200
Telecommunication services - 0.2%
Wireless telecommunication services - 0.2%
Telephone & Data Systems, Inc.	56,337	1,626,449
Utilities - 5.2%
Electric utilities - 1.8%
Great Plains Energy, Inc.	129,534	3,542,755
Hawaiian Electric Industries, Inc.	65,439	2,164,068
IDACORP, Inc.	30,344	2,444,209
OGE Energy Corp.	120,219	4,021,326
PNM Resources, Inc.	47,956	1,644,891
Westar Energy, Inc.	85,322	4,807,895
		18,625,144
Gas utilities - 2.1%
Atmos Energy Corp.	62,514	4,635,413
National Fuel Gas Company	51,160	2,897,702
New Jersey Resources Corp.	51,863	1,841,137
ONE Gas, Inc.	31,452	2,011,670
Southwest Gas Holdings, Inc.	28,584	2,190,106
UGI Corp.	104,067	4,795,407
WGL Holdings, Inc.	30,865	2,354,382
		20,725,817
Multi-utilities - 1.0%
Black Hills Corp.	31,967	1,960,856
MDU Resources Group, Inc.	117,569	3,382,460
NorthWestern Corp.	29,049	1,652,017
Vectren Corp.	49,867	2,600,564
		9,595,897
Water utilities - 0.3%
Aqua America, Inc.	106,749	3,206,740
		52,153,598
TOTAL COMMON STOCKS (Cost $688,466,148)		$976,203,452

RIGHTS - 0.0%
Community Health Systems, Inc. (I)(N)	137,366	618
TOTAL RIGHTS (Cost $8,929)		$618

The accompanying notes are an integral part of the financial statements.	93

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value
SECURITIES LENDING COLLATERAL - 2.1%
John Hancock
Collateral Trust, 0.7390% (W)(Y)	2,058,525	$20,598,630
TOTAL SECURITIES LENDING
COLLATERAL (Cost $20,600,163)		$20,598,630

SHORT-TERM INVESTMENTS - 3.6%
Repurchase agreement - 3.6%
Repurchase Agreement with State Street
Corp. dated 12/30/2016 at 0.030% to be
repurchased at $36,310,121 on
01/03/2017, collateralized by
$41,785,000 U.S. Treasury Bonds,
2.500% due 05/15/2046 (valued at
$37,039,060, including interest)	$36,310,000	36,310,000
TOTAL SHORT-TERM INVESTMENTS (Cost $36,310,000)		$36,310,000
Total Investments (Mid Cap Index Trust)
(Cost $745,385,240) - 102.7%		$1,033,112,700
Other assets and liabilities, net - (2.7%)		(26,825,791)
TOTAL NET ASSETS - 100.0%		$1,006,286,909

Mid Cap Stock Trust

	Shares or Principal Amount	Value
COMMON STOCKS - 89.4%
Consumer discretionary - 17.4%
Automobiles - 1.0%
Tesla Motors, Inc. (I)(L)	32,449	$6,934,027
Diversified consumer services - 0.2%
The Honest Company, Inc. (I)(R)	28,542	919,623
Hotels, restaurants and leisure - 6.3%
Hilton Worldwide Holdings, Inc.	608,592	16,553,702
Marriott International, Inc., Class A	125,875	10,407,345
Panera Bread Company, Class A (I)	77,069	15,806,081
		42,767,128
Internet and direct marketing retail - 5.0%
Expedia, Inc.	84,000	9,515,520
Netflix, Inc. (I)	147,401	18,248,244
Wayfair, Inc., Class A (I)(L)	178,196	6,245,770
		34,009,534
Specialty retail - 2.5%
Advance Auto Parts, Inc.	40,099	6,781,543
Dick’s Sporting Goods, Inc.	177,413	9,420,630
Jand, Inc., Class A (I)(R)	25,303	251,259
		16,453,432
Textiles, apparel and luxury goods - 2.4%
Kate Spade & Company (I)	363,466	6,785,910
Under Armour, Inc., Class C (I)	373,665	9,405,148
		16,191,058
		117,274,802
Consumer staples - 3.3%
Beverages - 3.3%
Molson Coors Brewing Company, Class B	72,973	7,101,003
Monster Beverage Corp. (I)	338,240	14,997,562
		22,098,565
		22,098,565

Mid Cap Stock Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy - 5.9%
Energy equipment and services - 1.3%
Baker Hughes, Inc.	132,628	$8,616,841
Oil, gas and consumable fuels - 4.6%
Cimarex Energy Company	48,595	6,604,061
Diamondback Energy, Inc. (I)	54,652	5,523,131
Newfield Exploration Company (I)	144,139	5,837,630
Pioneer Natural Resources Company	35,061	6,313,434
WPX Energy, Inc. (I)	469,345	6,838,357
		31,116,613
		39,733,454
Financials - 6.9%
Banks - 3.1%
BB&T Corp.	156,334	7,350,825
Huntington Bancshares, Inc.	518,859	6,859,316
Signature Bank (I)	45,722	6,867,444
		21,077,585
Capital markets - 1.0%
TD Ameritrade Holding Corp.	160,683	7,005,779
Consumer finance - 2.2%
Capital One Financial Corp.	84,537	7,375,008
Synchrony Financial	199,531	7,236,989
		14,611,997
Diversified financial services - 0.6%
Double Eagle Acquisition Corp. (I)	390,144	4,096,512
		46,791,873
Health care - 15.7%
Biotechnology - 2.7%
Incyte Corp. (I)	67,279	6,746,065
Ionis Pharmaceuticals, Inc. (I)(L)	149,691	7,159,721
TESARO, Inc. (I)	29,828	4,011,269
		17,917,055
Health care equipment and supplies - 10.2%
ABIOMED, Inc. (I)	90,373	10,183,230
Align Technology, Inc. (I)	111,921	10,758,966
DexCom, Inc. (I)	121,935	7,279,520
Edwards Lifesciences Corp. (I)	190,667	17,865,498
Hologic, Inc. (I)	339,394	13,616,487
Insulet Corp. (I)	250,928	9,454,967
		69,158,668
Health care technology - 1.1%
Veeva Systems, Inc., Class A (I)	186,697	7,598,568
Pharmaceuticals - 1.7%
Eisai Company, Ltd.	108,700	6,229,310
Ono Pharmaceutical Company, Ltd.	247,750	5,399,616
		11,628,926
		106,303,217
Industrials - 10.7%
Commercial services and supplies - 1.1%
Clean Harbors, Inc. (I)	131,934	7,342,127
Electrical equipment - 1.0%
Rockwell Automation, Inc.	52,023	6,991,891
Machinery - 2.1%
The Middleby Corp. (I)	107,094	13,794,778
Professional services - 1.3%
TransUnion (I)	287,285	8,885,725

The accompanying notes are an integral part of the financial statements.	94

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Road and rail - 1.7%
J.B. Hunt Transport Services, Inc.	69,967	$6,791,697
Knight Transportation, Inc.	148,213	4,898,440
		11,690,137
Trading companies and distributors - 3.5%
AerCap Holdings NV (I)	153,534	6,388,544
Fastenal Company	361,116	16,965,230
		23,353,774
		72,058,432
Information technology - 25.4%
Communications equipment - 1.7%
Arista Networks, Inc. (I)(L)	121,927	11,798,876
Electronic equipment, instruments and components - 1.1%
Trimble, Inc. (I)	237,914	7,173,107
Internet software and services - 5.4%
CoStar Group, Inc. (I)	69,315	13,065,184
GoDaddy, Inc., Class A (I)(L)	267,740	9,357,513
The Trade Desk, Inc., Class A (I)(L)	5,700	157,719
Zillow Group, Inc., Class C (I)(L)	377,780	13,777,637
		36,358,053
IT services - 1.0%
Global Payments, Inc.	97,714	6,782,329
Semiconductors and semiconductor equipment - 3.2%
Analog Devices, Inc.	86,500	6,281,630
Cavium, Inc. (I)	108,151	6,752,948
Micron Technology, Inc. (I)	407,428	8,930,822
		21,965,400
Software - 13.0%
Aspen Technology, Inc. (I)	128,113	7,005,219
Guidewire Software, Inc. (I)	170,872	8,429,116
Mobileye NV (I)	355,490	13,551,279
Nutanix, Inc. (I)	148,220	3,790,736
ServiceNow, Inc. (I)	212,381	15,788,404
SS&C Technologies Holdings, Inc.	282,300	8,073,780
The Ultimate Software Group, Inc. (I)	68,216	12,439,188
Workday, Inc., Class A (I)	283,670	18,747,750
		87,825,472
		171,903,237
Materials - 2.1%
Chemicals - 1.1%
Platform Specialty Products Corp. (I)	766,327	7,517,668
Containers and packaging - 1.0%
International Paper Company	128,017	6,792,582
		14,310,250
Real estate - 2.0%
Equity real estate investment trusts - 1.9%
Equinix, Inc.	36,047	12,883,558
Real estate management and development - 0.1%
WeWork Companies, Inc., Class A (I)(R)	18,198	913,399
		13,796,957
TOTAL COMMON STOCKS (Cost $572,762,890)		$604,270,787

PREFERRED SECURITIES - 10.1%
Consumer discretionary - 0.4%
Diversified consumer services - 0.3%
The Honest Company, Inc. (I)(R)	66,598	2,145,788

Mid Cap Stock Trust (continued)

	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Specialty retail - 0.1%
Jand, Inc., Series D (I)(R)	56,502	$561,065
		2,706,853
Financials - 1.3%
Capital markets - 0.6%
Forward Ventures LLC (I)(R)	1,034,250	4,532,084
Real estate management and development - 0.7%
WeWork Companies, Inc., Series D1 (I)(R)	90,446	4,539,688
		9,071,772
Industrials - 0.5%
Electrical equipment - 0.5%
Lithium Technology Corp. (I)(R)	844,439	3,740,865
Information technology - 7.0%
Electronic equipment, instruments and components - 0.4%
Veracode, Inc. (I)(R)	136,934	2,985,161
Internet software and services - 4.7%
DocuSign, Inc., Series B (I)(R)	6,185	100,073
DocuSign, Inc., Series B1 (I)(R)	1,853	29,982
DocuSign, Inc., Series D (I)(R)	4,445	71,920
DocuSign, Inc., Series E (I)(R)	96,242	1,557,196
Lookout, Inc., Series F (I)(R)	185,829	1,317,528
One Kings Lane, Inc. (I)(R)	302,694	314,802
Uber Technologies, Inc. (I)(R)	584,504	28,507,546
		31,899,047
Software - 1.9%
Birst, Inc., Series F (I)(R)	328,201	1,535,981
DraftKings, Inc., Series C (I)(R)	541,740	1,115,984
Essence Group Holdings Corp. (I)(R)	1,459,559	3,575,920
MarkLogic Corp., Series F (I)(R)	222,196	1,959,769
Pinterest, Inc., Series G (I)(R)	292,090	1,723,331
Zuora, Inc., Series F (I)(R)	715,736	2,590,964
		12,501,949
		47,386,157
Real estate - 0.9%
Real estate management and development - 0.9%
Redfin Corp. (I)(R)	553,613	2,264,277
WeWork Companies, Inc., Series D2 (I)(R)	71,065	3,566,912
		5,831,189
		5,831,189
TOTAL PREFERRED SECURITIES (Cost $46,712,370)		$68,736,836

CORPORATE BONDS - 0.1%
Information technology - 0.1%
DraftKings, Inc.
5.000%, 12/23/2017 (R)	$396,255	396,255
TOTAL CORPORATE BONDS (Cost $396,255)		$396,255

SECURITIES LENDING COLLATERAL - 5.2%
John Hancock
Collateral Trust, 0.7390% (W)(Y)	3,508,598	35,108,788
TOTAL SECURITIES LENDING
COLLATERAL (Cost $35,109,946)		$35,108,788

The accompanying notes are an integral part of the financial statements.	95

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS - 0.5%
Repurchase agreement - 0.5%
Deutsche Bank Tri-Party
Repurchase Agreement dated
12/30/2016 at 0.510% to be
repurchased at $3,500,198 on
01/03/2017, collateralized by
$3,429,958 Government
National Mortgage Association,
3.500% due 08/20/2046 (valued at
$3,570,001, including interest)	$3,500,000	$3,500,000
TOTAL SHORT-TERM INVESTMENTS (Cost $3,500,000)		$3,500,000
Total Investments (Mid Cap Stock Trust)
(Cost $658,481,461) - 105.3%		$712,012,666
Other assets and liabilities, net - (5.3%)		(36,150,030)
TOTAL NET ASSETS - 100.0%		$675,862,636

Mid Value Trust

	Shares or Principal Amount	Value
COMMON STOCKS - 94.4%
Consumer discretionary - 10.1%
Diversified consumer services - 1.2%
Graham Holdings Company, Class B	4,200	$2,150,190
Strayer Education, Inc. (I)	95,379	7,690,409
		9,840,599
Leisure products - 1.3%
Mattel, Inc.	331,600	9,135,580
Sankyo Company, Ltd.	38,000	1,225,184
		10,360,764
Media - 5.3%
News Corp., Class A	1,023,600	11,730,456
Pearson PLC	114,132	1,145,158
Scholastic Corp.	73,624	3,496,404
Tribune Media Company, Class A	364,505	12,750,385
Viacom, Inc., Class B	428,500	15,040,350
		44,162,753
Specialty retail - 1.7%
Chico’s FAS, Inc.	325,972	4,690,737
The Gap, Inc.	186,200	4,178,328
Tiffany & Company	69,614	5,390,212
		14,259,277
Textiles, apparel and luxury goods - 0.6%
Ralph Lauren Corp.	59,282	5,354,350
		83,977,743
Consumer staples - 9.5%
Beverages - 0.9%
Carlsberg A/S, Class B	87,237	7,513,648
Food and staples retailing - 0.8%
Sysco Corp.	119,900	6,638,863
Food products - 6.2%
Archer-Daniels-Midland Company	185,800	8,481,770
Bunge, Ltd.	255,200	18,435,648
Flowers Foods, Inc. (L)	428,472	8,556,586
McCormick & Company, Inc., Non-
Voting Shares	38,400	3,583,872

Mid Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food products (continued)
Mead Johnson Nutrition Company	79,900	$5,653,724
The Hershey Company	62,300	6,443,689
Tootsie Roll Industries, Inc.	15,005	596,449
		51,751,738
Personal products - 1.6%
Coty, Inc., Class A	309,400	5,665,114
Edgewell Personal Care Company (I)	99,832	7,286,738
		12,951,852
		78,856,101
Energy - 10.4%
Energy equipment and services - 0.6%
Frank’s International NV (L)	30,491	375,344
SEACOR Holdings, Inc. (I)	61,000	4,348,080
		4,723,424
Oil, gas and consumable fuels - 9.8%
Apache Corp.	235,900	14,972,573
Arch Coal, Inc., Class A (I)(L)	66,596	5,197,818
Cameco Corp.	532,000	5,570,040
Canadian Natural Resources, Ltd.	314,125	10,014,305
CONSOL Energy, Inc.	361,342	6,587,265
Hess Corp.	285,183	17,764,049
Murphy Oil Corp.	525,388	16,355,328
Southwestern Energy Company (I)	442,859	4,791,734
		81,253,112
		85,976,536
Financials - 23.1%
Banks - 4.7%
Commerce Bancshares, Inc.	1	43
Fifth Third Bancorp	513,610	13,852,062
First Horizon National Corp.	729,311	14,593,512
Popular, Inc.	119,300	5,227,726
Westamerica Bancorp. (L)	80,100	5,040,693
		38,714,036
Capital markets - 3.5%
Lazard, Ltd., Class A	183,900	7,556,451
LPL Financial Holdings, Inc.	48,100	1,693,601
Northern Trust Corp.	196,100	17,462,705
Waddell & Reed Financial, Inc.,
Class A (L)	113,600	2,216,336
		28,929,093
Consumer finance - 2.7%
Ally Financial, Inc.	363,441	6,912,648
Synchrony Financial	429,295	15,570,530
		22,483,178
Diversified financial services - 3.4%
Groupe Bruxelles Lambert SA	18,964	1,588,841
Leucadia National Corp.	765,567	17,799,433
Pargesa Holding SA	44,483	2,891,356
Voya Financial, Inc.	152,500	5,981,050
		28,260,680
Insurance - 8.0%
Brown & Brown, Inc.	150,359	6,745,105
CNA Financial Corp.	223,856	9,290,024
First American Financial Corp.	59,400	2,175,822
FNF Group	146,316	4,968,891
Kemper Corp.	129,856	5,752,621

The accompanying notes are an integral part of the financial statements.	96

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Loews Corp.	264,168	$12,370,987
Marsh & McLennan Companies, Inc.	120,600	8,151,354
OneBeacon Insurance Group, Ltd.,
Class A	19,642	315,254
The Progressive Corp.	208,728	7,409,844
White Mountains Insurance Group, Ltd.	11,637	9,729,114
		66,909,016
Thrifts and mortgage finance - 0.8%
Capitol Federal Financial, Inc.	299,898	4,936,321
PHH Corp. (I)	94,818	1,437,441
		6,373,762
		191,669,765
Health care - 10.5%
Biotechnology - 2.2%
Alkermes PLC (I)	229,605	12,761,446
Seattle Genetics, Inc. (I)	96,339	5,083,809
		17,845,255
Health care equipment and supplies - 5.4%
Baxter International, Inc.	244,424	10,837,760
Haemonetics Corp. (I)	170,264	6,844,613
Halyard Health, Inc. (I)	63,341	2,342,350
Hologic, Inc. (I)	494,793	19,851,095
Zimmer Biomet Holdings, Inc.	48,600	5,015,520
		44,891,338
Health care providers and services - 2.0%
HealthSouth Corp.	28,970	1,194,723
Patterson Companies, Inc.	151,700	6,224,251
Select Medical Holdings Corp. (I)	696,788	9,232,441
		16,651,415
Pharmaceuticals - 0.9%
Zoetis, Inc.	142,440	7,624,813
		87,012,821
Industrials - 8.8%
Aerospace and defense - 3.1%
Cobham PLC	949,399	1,911,560
KLX, Inc. (I)	70,871	3,196,991
Textron, Inc.	425,535	20,663,980
		25,772,531
Air freight and logistics - 2.7%
C.H. Robinson Worldwide, Inc.	216,858	15,887,017
Expeditors International of
Washington, Inc.	129,100	6,837,136
		22,724,153
Commercial services and supplies - 1.1%
Cintas Corp.	50,578	5,844,794
Stericycle, Inc. (I)	38,800	2,989,152
		8,833,946
Machinery - 1.6%
AGCO Corp.	26,600	1,539,076
Cummins, Inc.	39,000	5,330,130
Xylem, Inc.	135,200	6,695,104
		13,564,310
Professional services - 0.3%
ManpowerGroup, Inc.	25,061	2,227,171
		73,122,111

Mid Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Information technology - 3.0%
Communications equipment - 0.4%
ADTRAN, Inc.	136,300	$3,046,305
Electronic equipment, instruments and components - 1.1%
AVX Corp.	288,086	4,502,784
National Instruments Corp.	142,700	4,398,014
		8,900,798
Semiconductors and semiconductor equipment - 1.5%
Applied Materials, Inc.	139,800	4,511,346
Marvell Technology Group, Ltd.	593,983	8,238,543
		12,749,889
		24,696,992
Materials - 7.8%
Chemicals - 1.2%
FMC Corp.	101,009	5,713,069
The Mosaic Company	108,900	3,194,037
The Scotts Miracle-Gro Company,
Class A	13,600	1,299,480
		10,206,586
Construction materials - 1.7%
Vulcan Materials Company	113,307	14,180,371
Containers and packaging - 0.5%
WestRock Company	85,334	4,332,407
Metals and mining - 3.9%
Cia de Minas Buenaventura SAA, ADR	86,200	972,336
Franco-Nevada Corp.	188,713	11,283,566
Newmont Mining Corp.	434,873	14,816,123
Nucor Corp.	82,100	4,886,592
		31,958,617
Paper and forest products - 0.5%
Louisiana-Pacific Corp. (I)	174,700	3,307,071
West Fraser Timber Company, Ltd.	33,448	1,196,022
		4,503,093
		65,181,074
Real estate - 6.7%
Equity real estate investment trusts - 5.6%
Equity Commonwealth (I)	245,862	7,434,867
Equity Residential	73,700	4,743,332
Rayonier, Inc.	452,200	12,028,520
Regency Centers Corp.	26,400	1,820,280
Taubman Centers, Inc.	66,537	4,919,080
The Macerich Company	135,100	9,570,484
Weyerhaeuser Company	187,619	5,645,456
		46,162,019
Real estate management and development - 1.1%
Realogy Holdings Corp.	313,500	8,066,355
The St. Joe Company (I)	58,570	1,112,830
		9,179,185
		55,341,204
Telecommunication services - 0.3%
Wireless telecommunication services - 0.3%
Telephone & Data Systems, Inc.	94,979	2,742,044
Utilities - 4.2%
Electric utilities - 3.0%
Entergy Corp.	27,381	2,011,682
FirstEnergy Corp.	613,072	18,986,840

The accompanying notes are an integral part of the financial statements.	97

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
Great Plains Energy, Inc.	146,277	$4,000,676
		24,999,198
Independent power and renewable
electricity producers - 1.2%
NRG Energy, Inc.	835,700	10,245,682
		35,244,880
TOTAL COMMON STOCKS (Cost $653,791,240)		$783,821,271
SECURITIES LENDING COLLATERAL - 1.8%
John Hancock Collateral Trust,
0.7390% (W)(Y)	1,541,571	15,425,729
TOTAL SECURITIES LENDING
COLLATERAL (Cost $15,426,406)		$15,425,729
SHORT-TERM INVESTMENTS - 6.2%
Money market funds - 6.2%
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
0.4218% (Y)	2,000,000	2,000,000
T. Rowe Price Government Money Fund,
0.4456% (Y)	49,223,761	49,223,761
		51,223,761
TOTAL SHORT-TERM INVESTMENTS (Cost $51,223,761)		$51,223,761
Total Investments (Mid Value Trust)
(Cost $720,441,407) - 102.4%		$850,470,761
Other assets and liabilities, net - (2.4%)		(20,174,713)
TOTAL NET ASSETS - 100.0%		$830,296,048

Mutual Shares Trust

	Shares or Principal Amount	Value
COMMON STOCKS - 89.0%
Consumer discretionary - 6.8%
Auto components - 0.6%
The Goodyear Tire & Rubber Company	29,934	$924,063
Automobiles - 1.4%
General Motors Company	69,330	2,415,457
Media - 4.8%
Charter Communications, Inc., Class A (I)	9,657	2,780,443
DISH Network Corp., Class A (I)	32,061	1,857,294
Time Warner, Inc.	38,358	3,702,698
		8,340,435
		11,679,955
Consumer staples - 11.0%
Beverages - 0.7%
PepsiCo, Inc.	10,946	1,145,280
Food and staples retailing - 4.9%
CVS Health Corp.	34,092	2,690,200
Rite Aid Corp. (I)	90,900	749,016
The Kroger Company	85,250	2,941,978
Walgreens Boots Alliance, Inc.	25,654	2,123,125
		8,504,319
Household products - 0.2%
Energizer Holdings, Inc.	7,113	317,311
Personal products - 0.1%
Edgewell Personal Care Company (I)	2,309	168,534

Mutual Shares Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Tobacco - 5.1%
Altria Group, Inc.	25,290	$1,710,110
British American Tobacco PLC	48,519	2,749,832
Imperial Brands PLC	43,010	1,874,399
Philip Morris International, Inc.	6,828	624,694
Reynolds American, Inc.	33,096	1,854,700
		8,813,735
		18,949,179
Energy - 8.8%
Energy equipment and services - 1.5%
Baker Hughes, Inc.	39,587	2,571,967
Oil, gas and consumable fuels - 7.3%
Apache Corp.	7,319	464,537
BP PLC	170,663	1,068,935
CONSOL Energy, Inc.	49,698	905,995
Kinder Morgan, Inc.	105,260	2,179,935
Marathon Oil Corp.	122,462	2,119,817
Royal Dutch Shell PLC, A Shares	30,580	844,115
Royal Dutch Shell PLC, A Shares	84,464	2,303,804
The Williams Companies, Inc.	34,389	1,070,873
Warrior Met Coal LLC, Class A (I)	1,550	503,750
Warrior Met Coal LLC, Class B (I)	3,626	1,196,580
		12,658,341
		15,230,308
Financials - 22.4%
Banks - 11.1%
Barclays PLC	426,990	1,171,808
CIT Group, Inc.	37,775	1,612,237
Citigroup, Inc.	37,465	2,226,545
Citizens Financial Group, Inc.	72,797	2,593,757
FCB Financial Holdings, Inc., Class A (I)	60,504	2,886,041
Guaranty Bancorp	4,385	106,117
JPMorgan Chase & Co.	29,290	2,527,434
The PNC Financial Services Group, Inc.	38,324	4,482,375
Wells Fargo & Company	27,410	1,510,565
		19,116,879
Consumer finance - 1.6%
Ally Financial, Inc.	35,310	671,596
Capital One Financial Corp.	24,122	2,104,403
		2,775,999
Diversified financial services - 0.9%
Voya Financial, Inc.	38,570	1,512,715
Insurance - 8.8%
Alleghany Corp. (I)	4,074	2,477,481
American International Group, Inc.	58,045	3,790,919
Chubb, Ltd.	12,553	1,658,502
MetLife, Inc.	39,810	2,145,361
The Hartford Financial Services
Group, Inc.	8,160	388,824
White Mountains Insurance Group, Ltd.	2,733	2,284,925
XL Group, Ltd.	68,340	2,546,348
		15,292,360
		38,697,953
Health care - 12.6%
Health care equipment and supplies - 4.4%
Medtronic PLC	68,969	4,912,662
Stryker Corp.	22,832	2,735,502
		7,648,164

The accompanying notes are an integral part of the financial statements.	98

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services - 0.4%
Cigna Corp.	5,121	$683,090
Pharmaceuticals - 7.8%
Eli Lilly & Company	51,602	3,795,327
Merck & Company, Inc.	81,937	4,823,631
Novartis AG, ADR	40,223	2,929,843
Teva Pharmaceutical Industries, Ltd., ADR	49,971	1,811,449
		13,360,250
		21,691,504
Industrials - 7.9%
Aerospace and defense - 0.7%
B/E Aerospace, Inc.	15,030	904,656
KLX, Inc. (I)	7,345	331,333
		1,235,989
Electrical equipment - 2.9%
Sensata Technologies Holding NV (I)	126,777	4,937,962
Machinery - 2.2%
Caterpillar, Inc.	23,903	2,216,764
CNH Industrial NV	102,301	887,665
Federal Signal Corp.	43,805	683,796
		3,788,225
Marine - 0.9%
A.P. Moeller - Maersk A/S, Series B	997	1,589,181
Professional services - 1.2%
RELX PLC	119,646	2,132,150
		13,683,507
Information technology - 11.4%
Communications equipment - 2.3%
Cisco Systems, Inc.	90,490	2,734,608
Nokia OYJ	140,573	674,211
Nokia OYJ, ADR (L)	129,511	622,948
		4,031,767
IT services - 0.9%
Cognizant Technology Solutions Corp.,
Class A (I)	26,240	1,470,227
Software - 6.1%
CA, Inc.	62,321	1,979,938
Dell Technologies, Inc., Class V (I)	8,067	443,443
Microsoft Corp.	77,158	4,794,598
Symantec Corp.	136,827	3,268,797
		10,486,776
Technology hardware, storage and peripherals - 2.1%
Hewlett Packard Enterprise Company	52,683	1,219,085
Samsung Electronics Company, Ltd.	1,666	2,479,528
		3,698,613
		19,687,383
Materials - 4.6%
Chemicals - 1.0%
Monsanto Company	16,860	1,773,841
Construction materials - 0.7%
LafargeHolcim, Ltd. (I)	22,221	1,166,426
Containers and packaging - 2.3%
International Paper Company	45,544	2,416,565
WestRock Company	30,309	1,538,788
		3,955,353

Mutual Shares Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Metals and mining - 0.6%
thyssenkrupp AG	43,392	$1,030,789
		7,926,409
Real estate - 0.8%
Equity real estate investment trusts - 0.7%
Alexander’s, Inc.	3,022	1,290,001
Real estate management and development - 0.1%
Forestar Group, Inc. (I)	6,157	81,888
		1,371,889
Telecommunication services - 1.0%
Diversified telecommunication services - 0.5%
Koninklijke KPN NV	335,100	990,932
Wireless telecommunication services - 0.5%
Vodafone Group PLC	333,956	821,825
		1,812,757
Utilities - 1.7%
Electric utilities - 1.7%
Vistra Energy Corp. (L)	195,183	3,025,330
TOTAL COMMON STOCKS (Cost $136,618,853)		$153,756,174

CORPORATE BONDS - 3.7%
Consumer discretionary - 1.9%
iHeartCommunications, Inc.	$3,977,000	3,251,198
9.000%, 12/15/2019 (L)
Tropicana Entertainment LLC	1,180,000	0
9.625%, 12/15/2014 (H)
		3,251,198
Health care - 1.8%
Community Health Systems, Inc.
6.875%, 02/01/2022	316,000	219,620
7.125%, 07/15/2020	213,000	161,944
Valeant Pharmaceuticals International, Inc.
5.375%, 03/15/2020 (S)	34,000	28,730
5.625%, 12/01/2021 (S)	85,000	65,875
6.375%, 10/15/2020 (S)	2,371,000	2,036,831
6.750%, 08/15/2021 (S)	384,000	318,720
7.250%, 07/15/2022 (S)	189,000	154,508
7.500%, 07/15/2021 (S)	188,000	159,330
		3,145,558
Materials - 0.0%
Walter Energy, Inc.	679,800	68
11.000%, 04/01/2020 (H)(S)
TOTAL CORPORATE BONDS (Cost $8,153,522)		$6,396,824

MUNICIPAL BONDS - 1.0%
Commonwealth of Puerto Rico, Series A	2,626,000	1,769,268
8.000%, 07/01/2035 (H)
TOTAL MUNICIPAL BONDS (Cost $2,314,824)		$1,769,268

ESCROW CERTIFICATES - 0.0%
Information technology - 0.0%
Texas Competitive Electric Holdings
Company LLC, 10/01/2020 (I)	11,594,240	41,280
TOTAL ESCROW CERTIFICATES (Cost $3,316)		$41,280

RIGHTS - 0.2%
Texas Competitive Electric Holdings
Company LLC (I)(N)	195,183	253,738
TOTAL RIGHTS (Cost $864,691)		$253,738

The accompanying notes are an integral part of the financial statements.	99

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or Principal Amount	Value
SECURITIES LENDING COLLATERAL - 2.4%
John Hancock
Collateral Trust, 0.7390% (W)(Y)	420,813	$4,210,865
TOTAL SECURITIES LENDING
COLLATERAL (Cost $4,210,953)		$4,210,865
SHORT-TERM INVESTMENTS - 9.6%
U.S. Government - 4.1%
U.S. Treasury Bills
0.350%, 01/05/2017 *	$4,000,000	3,999,920
0.405%, 01/19/2017 *	3,000,000	2,999,448
		6,999,368
U.S. Government Agency - 5.5%
Federal Home Loan Bank Discount Note
0.345%, 01/03/2017 *	9,500,000	9,499,897
TOTAL SHORT-TERM INVESTMENTS (Cost $16,499,068)		$16,499,265
Total Investments (Mutual Shares Trust)
(Cost $168,665,227) - 105.9%		$182,927,414
Other assets and liabilities, net - (5.9%)		(10,235,329)
TOTAL NET ASSETS - 100.0%		$172,692,085

Real Estate Securities Trust

	Shares or Principal Amount	Value
COMMON STOCKS - 99.2%
Consumer discretionary - 1.0%
Hotels, restaurants and leisure - 1.0%
Hotels, resorts and cruise lines - 1.0%
Hilton Worldwide Holdings, Inc.	156,412	$4,254,405
Real estate - 98.2%
Equity real estate investment trusts - 98.2%
Diversified REITs - 8.4%
BGP Holdings PLC (I)	194,291	10,635
Empire State Realty Trust, Inc., Class A	136,433	2,754,582
Liberty Property Trust	102,294	4,040,613
Spirit Realty Capital, Inc.	770,029	8,362,515
STORE Capital Corp.	297,370	7,348,013
VEREIT, Inc.	1,338,624	11,324,759
		33,841,117
Health care REITs - 10.7%
HCP, Inc.	349,032	10,373,231
Healthcare Trust of America, Inc.,
Class A	313,313	9,120,541
Medical Properties Trust, Inc.	261,203	3,212,797
Welltower, Inc.	302,977	20,278,251
		42,984,820
Hotel and resort REITs - 5.4%
DiamondRock Hospitality Company	498,511	5,747,832
Host Hotels & Resorts, Inc.	214,260	4,036,658
LaSalle Hotel Properties	172,400	5,253,028
Sunstone Hotel Investors, Inc.	450,271	6,866,633
		21,904,151
Industrial REITs - 8.2%
Prologis, Inc.	485,870	25,649,077
Rexford Industrial Realty, Inc.	313,690	7,274,471
		32,923,548

Real Estate Securities Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Office REITs - 15.0%
Alexandria Real Estate Equities, Inc.	109,877	$12,210,631
Boston Properties, Inc.	48,843	6,143,473
Corporate Office Properties Trust	176,749	5,518,104
Douglas Emmett, Inc.	198,218	7,246,850
Hudson Pacific Properties, Inc.	103,899	3,613,607
Paramount Group, Inc.	279,113	4,463,017
Piedmont Office Realty Trust, Inc.,
Class A	183,539	3,837,800
Vornado Realty Trust	165,555	17,278,975
		60,312,457
Residential REITs - 15.3%
American Homes 4 Rent, Class A	243,078	5,099,776
Apartment Investment & Management
Company, Class A	178,571	8,116,052
AvalonBay Communities, Inc.	57,066	10,109,242
Camden Property Trust	66,724	5,609,487
Equity LifeStyle Properties, Inc.	65,293	4,707,625
Equity Residential	66,225	4,262,241
Essex Property Trust, Inc.	44,718	10,396,935
Mid-America Apartment
Communities, Inc.	136,644	13,380,183
		61,681,541
Retail REITs - 20.9%
Agree Realty Corp.	124,606	5,738,106
Brixmor Property Group, Inc.	389,035	9,500,235
General Growth Properties, Inc.	535,135	13,367,672
Pennsylvania Real Estate
Investment Trust	142,233	2,696,738
Regency Centers Corp.	139,274	9,602,942
Retail Properties of America, Inc.,
Class A	440,028	6,745,629
Simon Property Group, Inc.	170,188	30,237,302
Urban Edge Properties	230,078	6,329,446
		84,218,070
Specialized REITs - 14.3%
CoreSite Realty Corp.	111,887	8,880,471
CubeSmart	283,537	7,590,285
Digital Realty Trust, Inc.	14,535	1,428,209
DuPont Fabros Technology, Inc.	139,767	6,139,964
Equinix, Inc.	27,590	9,860,942
Four Corners Property Trust, Inc.	238,402	4,892,009
Public Storage	83,079	18,568,157
		57,360,037
		395,225,741
TOTAL COMMON STOCKS (Cost $397,018,821)		$399,480,146

SHORT-TERM INVESTMENTS - 0.1%
Repurchase agreement - 0.1%
Repurchase Agreement with State Street
Corp. dated 12/30/2016 at 0.030% to be
repurchased at $470,002 on
01/03/2017, collateralized by $495,000
U.S. Treasury Notes, 1.625% due
11/15/2022 (valued at $481,585,
including interest)	$470,000	470,000
TOTAL SHORT-TERM INVESTMENTS (Cost $470,000)		$470,000
Total Investments (Real Estate Securities Trust)
(Cost $397,488,821) - 99.3%		$399,950,146
Other assets and liabilities, net - 0.7%		2,676,979
TOTAL NET ASSETS - 100.0%		$402,627,125

The accompanying notes are an integral part of the financial statements.	100

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Science & Technology Trust

	Shares or Principal Amount	Value
COMMON STOCKS - 94.6%
Consumer discretionary - 17.1%
Automobiles - 0.9%
Tesla Motors, Inc. (I)(L)	21,473	$4,588,565
Household durables - 1.1%
Garmin, Ltd. (L)	107,882	5,231,198
Internet and direct marketing retail - 11.0%
Amazon.com, Inc. (I)	44,550	33,406,708
Ctrip.com International, Ltd., ADR (I)	63,400	2,536,000
Flipkart, Ltd. (I)(R)	490	55,326
JD.com, Inc., ADR (I)	47,173	1,200,081
Netflix, Inc. (I)	10,115	1,252,237
The Priceline Group, Inc. (I)	10,269	15,054,970
Vipshop Holdings, Ltd., ADR (I)	154,595	1,702,091
		55,207,413
Media - 4.1%
Liberty Global PLC LiLAC, Series C (I)	28,307	599,259
Liberty Global PLC, Series C (I)	266,717	7,921,495
News Corp., Class A	362,600	4,155,396
The Walt Disney Company	35,300	3,678,966
Twenty-First Century Fox, Inc., Class A	155,300	4,354,612
		20,709,728
		85,736,904
Health care - 1.7%
Biotechnology - 0.4%
Grifols SA, ADR	112,700	1,811,089
Health care equipment and supplies - 0.5%
Intuitive Surgical, Inc. (I)	4,100	2,600,097
Health care technology - 0.5%
Veeva Systems, Inc., Class A (I)	61,695	2,510,987
Life sciences tools and services - 0.3%
Agilent Technologies, Inc.	31,900	1,453,364
		8,375,537
Industrials - 1.1%
Aerospace and defense - 0.8%
The Boeing Company	24,500	3,814,160
Commercial services and supplies - 0.3%
Stericycle, Inc. (I)	21,900	1,687,176
		5,501,336
Information technology - 73.0%
Communications equipment - 4.2%
Cisco Systems, Inc.	479,075	14,477,647
Juniper Networks, Inc.	78,720	2,224,627
Palo Alto Networks, Inc. (I)	34,900	4,364,245
		21,066,519
Electronic equipment, instruments and components - 2.3%
CDW Corp.	56,931	2,965,536
Cognex Corp.	9,280	590,394
Corning, Inc.	155,965	3,785,271
TE Connectivity, Ltd.	59,200	4,101,376
Tech Data Corp. (I)	1,580	133,794
		11,576,371
Internet software and services - 15.7%
58.com, Inc., ADR (I)(L)	283,500	7,938,000
Alibaba Group Holding, Ltd., ADR (I)	3,210	281,870
Alphabet, Inc., Class A (I)	12,352	9,788,342
Alphabet, Inc., Class C (I)	17,825	13,757,692
Angie’s List, Inc. (I)	82,893	682,209

Science & Technology Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
Baidu, Inc., ADR (I)	15,650	$2,573,017
Dropbox, Inc., Class B (I)(R)	7,441	94,798
Facebook, Inc., Class A (I)	189,225	21,770,336
GoDaddy, Inc., Class A (I)	7,760	271,212
MercadoLibre, Inc.	22,523	3,516,741
NetEase, Inc., ADR	2,436	524,568
Quotient Technology, Inc. (I)	38,522	414,112
Tencent Holdings, Ltd.	274,000	6,643,707
VeriSign, Inc. (I)(L)	26,711	2,031,906
Yahoo!, Inc. (I)	216,600	8,375,922
		78,664,432
IT services - 9.2%
Automatic Data Processing, Inc.	30,358	3,120,195
Booz Allen Hamilton Holding Corp.	28,155	1,015,551
Cognizant Technology Solutions Corp.,
Class A (I)	16,844	943,769
Computer Sciences Corp.	70,780	4,205,748
CSRA, Inc.	73,355	2,335,623
Fidelity National Information
Services, Inc.	65,525	4,956,311
First Data Corp., Class A (I)	17,360	246,338
Fiserv, Inc. (I)	20,055	2,131,445
Global Payments, Inc.	32,930	2,285,671
Mastercard, Inc., Class A	44,924	4,638,403
Paychex, Inc.	25,180	1,532,958
PayPal Holdings, Inc. (I)	99,200	3,915,424
Sabre Corp.	204,800	5,109,760
Square, Inc., Class A (I)	188,795	2,573,276
Total System Services, Inc.	39,756	1,949,237
Vantiv, Inc., Class A (I)	49,900	2,975,038
Visa, Inc., A Shares	28,110	2,193,142
		46,127,889
Semiconductors and semiconductor equipment - 14.8%
Applied Materials, Inc.	248,590	8,021,999
Broadcom, Ltd.	38,603	6,823,852
Cypress Semiconductor Corp.	310,155	3,548,173
Infineon Technologies AG	164,751	2,849,776
KLA-Tencor Corp.	55,694	4,382,004
Lam Research Corp.	35,833	3,788,623
Marvell Technology Group, Ltd.	175,265	2,430,926
Maxim Integrated Products, Inc.	21,580	832,341
Microchip Technology, Inc. (L)	73,965	4,744,855
Micron Technology, Inc. (I)	521,115	11,422,841
Microsemi Corp. (I)	62,805	3,389,586
NVIDIA Corp.	14,790	1,578,685
NXP Semiconductors NV (I)	145,550	14,265,356
QUALCOMM, Inc.	7,887	514,232
SK Hynix, Inc.	60,306	2,219,024
Skyworks Solutions, Inc.	3,469	258,996
STR Holdings, Inc. (I)	65,100	9,837
Texas Instruments, Inc.	26,715	1,949,394
Tokyo Electron, Ltd.	14,200	1,335,501
		74,366,001
Software - 20.0%
Activision Blizzard, Inc.	3,535	127,649
Adobe Systems, Inc. (I)	56,918	5,859,708
Atlassian Corp. PLC, Class A (I)	45,000	1,083,600
CyberArk Software, Ltd. (I)(L)	14,550	662,025
Dell Technologies, Inc., Class V (I)	626	34,411
Electronic Arts, Inc. (I)	61,806	4,867,841
Fortinet, Inc. (I)	27,922	841,011
Imperva, Inc. (I)	11,967	459,533

The accompanying notes are an integral part of the financial statements.	101

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Science & Technology Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Intuit, Inc.	94,727	$10,856,661
Microsoft Corp.	553,860	34,416,860
Paycom Software, Inc. (I)	106,570	4,847,869
Proofpoint, Inc. (I)	61,518	4,346,247
Red Hat, Inc. (I)	196,590	13,702,323
salesforce.com, Inc. (I)	118,049	8,081,635
ServiceNow, Inc. (I)	85,835	6,380,974
Tableau Software, Inc., Class A (I)	67,175	2,831,426
Zendesk, Inc. (I)	28,725	608,970
		100,008,743
Technology hardware, storage and peripherals - 6.8%
Apple, Inc.	94,986	11,001,279
Hewlett Packard Enterprise Company	222,770	5,154,898
HP, Inc.	167,505	2,485,774
NetApp, Inc.	120,795	4,260,440
Pure Storage, Inc., Class A (I)(L)	73,266	828,638
Quanta Computer, Inc.	640,000	1,192,571
Samsung Electronics Company, Ltd.	2,334	3,473,720
Stratasys, Ltd. (I)(L)	45,945	759,930
Western Digital Corp.	70,060	4,760,577
		33,917,827
		365,727,782
Real estate - 0.7%
Equity real estate investment trusts - 0.7%
Equinix, Inc.	10,500	3,752,805
Telecommunication services - 1.0%
Wireless telecommunication services - 1.0%
SoftBank Group Corp.	77,000	5,095,399
TOTAL COMMON STOCKS (Cost $438,314,615)		$474,189,763

PREFERRED SECURITIES - 0.7%
Consumer discretionary - 0.1%
Internet and direct marketing retail - 0.1%
Flipkart, Ltd., Series A (I)(R)	168	18,969
Flipkart, Ltd., Series C (I)(R)	295	33,308
Flipkart, Ltd., Series E (I)(R)	549	61,988
Flipkart, Ltd., Series G (I)(R)	3,152	355,892
		470,157
Information technology - 0.6%
Internet software and services - 0.5%
Airbnb, Inc., Series E (I)(R)	8,624	905,520
Dropbox, Inc., Series A (I)(R)	9,241	117,730
Dropbox, Inc., Series A1 (I)(R)	89,006	1,133,936
Xiaoju Kuaizhi, Inc. (I)(R)	9,513	327,247
		2,484,433
Software - 0.1%
Cloudera, Inc., Series F (I)(R)	21,227	412,016
		2,896,449
TOTAL PREFERRED SECURITIES (Cost $2,754,715)		$3,366,606

CORPORATE BONDS - 0.3%
Information technology - 0.3%
Western Digital Corp.
10.500%, 04/01/2024 (S)	$1,378,000	1,629,485
TOTAL CORPORATE BONDS (Cost $1,362,584)		$1,629,485

Science & Technology Trust (continued)

	Shares or Principal Amount	Value

SECURITIES LENDING COLLATERAL - 4.5%
John Hancock
Collateral Trust, 0.7390% (W)(Y)	2,260,342	$22,618,111
TOTAL SECURITIES LENDING
COLLATERAL (Cost $22,618,890)		$22,618,111

SHORT-TERM INVESTMENTS - 4.6%
Money market funds - 4.5%
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
0.4218% (Y)	500,000	500,000
T. Rowe Price Government Money Fund,
0.4456% (Y)	21,787,839	21,787,839
		22,287,839
Repurchase agreement - 0.1%
Repurchase Agreement with State Street
Corp. dated 12/30/2016 at 0.030% to be
repurchased at $702,002 on
01/03/2017, collateralized by $740,000
U.S. Treasury Notes, 1.625% due
11/15/2022 (valued at $719,945,
including interest)	$702,000	702,000
TOTAL SHORT-TERM INVESTMENTS (Cost $22,989,839)		$22,989,839
Total Investments (Science & Technology Trust)
(Cost $488,040,643) - 104.7%		$524,793,804
Other assets and liabilities, net - (4.7%)		(23,610,294)
TOTAL NET ASSETS - 100.0%		$501,183,510

Small Cap Growth Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 95.4%
Consumer discretionary - 13.3%
Auto components - 1.0%
Fox Factory Holding Corp. (I)	141,065	$3,914,554
Hotels, restaurants and leisure - 7.9%
ClubCorp Holdings, Inc.	399,735	5,736,197
Hyatt Hotels Corp., Class A (I)	66,966	3,700,541
Marriott Vacations Worldwide Corp.	42,884	3,638,707
Panera Bread Company, Class A (I)	36,034	7,390,213
Planet Fitness, Inc., Class A	273,627	5,499,903
Wingstop, Inc. (L)	122,276	3,618,147
		29,583,708
Specialty retail - 2.1%
Dick’s Sporting Goods, Inc.	55,222	2,932,288
Five Below, Inc. (I)	32,009	1,279,080
Monro Muffler Brake, Inc.	61,037	3,491,316
		7,702,684
Textiles, apparel and luxury goods - 2.3%
Kate Spade & Company (I)	206,926	3,863,308
Steven Madden, Ltd. (I)	129,845	4,641,959
		8,505,267
		49,706,213
Consumer staples - 0.8%
Beverages - 0.8%
MGP Ingredients, Inc.	60,023	2,999,950

The accompanying notes are an integral part of the financial statements.	102

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Growth Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy - 3.1%
Energy equipment and services - 0.5%
Ensco PLC, Class A	187,202	$1,819,603
Oil, gas and consumable fuels - 2.6%
Centennial Resource Development,
Inc. (I)	13,559	219,931
Centennial Resource Development, Inc.,
Class A (I)(L)	143,707	2,833,903
QEP Resources, Inc. (I)	160,850	2,961,249
Resolute Energy Corp. (I)	6,500	267,735
WPX Energy, Inc. (I)	250,610	3,651,388
		11,753,809
Financials - 9.1%
Banks - 6.2%
IBERIABANK Corp.	25,622	2,145,843
MB Financial, Inc.	125,100	5,908,473
Sterling Bancorp	263,379	6,163,069
United Community Banks, Inc.	196,038	5,806,646
Western Alliance Bancorp (I)	60,121	2,928,494
		22,952,525
Capital markets - 0.9%
WisdomTree Investments, Inc. (L)	311,011	3,464,663
Insurance - 0.9%
Assurant, Inc.	35,294	3,277,401
Mortgage real estate investment trusts - 1.1%
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	222,763	4,230,269
		33,924,858
Health care - 16.5%
Biotechnology - 7.2%
Alder Biopharmaceuticals, Inc. (I)(L)	81,207	1,689,106
Bluebird Bio, Inc. (I)	41,912	2,585,970
Coherus Biosciences, Inc. (I)	40,143	1,130,025
Five Prime Therapeutics, Inc. (I)	63,439	3,178,928
Galapagos NV, ADR (I)	45,583	2,925,973
Global Blood Therapeutics, Inc. (I)(L)	75,387	1,089,342
Ionis Pharmaceuticals, Inc. (I)	52,161	2,494,861
Ironwood Pharmaceuticals, Inc. (I)	121,755	1,861,634
Otonomy, Inc. (I)	103,343	1,643,154
Portola Pharmaceuticals, Inc. (I)	47,158	1,058,226
PTC Therapeutics, Inc. (I)	18,026	196,664
TESARO, Inc. (I)(L)	33,341	4,483,698
Ultragenyx Pharmaceutical, Inc. (I)(L)	34,829	2,448,827
		26,786,408
Health care equipment and supplies - 6.4%
ABIOMED, Inc. (I)	28,695	3,233,353
Align Technology, Inc. (I)	63,866	6,139,439
DexCom, Inc. (I)	29,007	1,731,718
Inogen, Inc. (I)	34,167	2,294,997
Insulet Corp. (I)	177,660	6,694,229
Nevro Corp. (I)	54,420	3,954,157
		24,047,893
Health care providers and services - 0.7%
Acadia Healthcare Company, Inc. (I)(L)	84,062	2,782,452
Health care technology - 1.2%
Veeva Systems, Inc., Class A (I)	106,819	4,347,533
Pharmaceuticals - 1.0%
Aerie Pharmaceuticals, Inc. (I)	100,826	3,816,264
		61,780,550

Small Cap Growth Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Industrials - 17.4%
Aerospace and defense - 1.2%
Astronics Corp. (I)	66,126	$2,237,704
HEICO Corp., Class A	35,268	2,394,697
		4,632,401
Airlines - 1.0%
Spirit Airlines, Inc. (I)	63,702	3,685,798
Building products - 2.6%
Advanced Drainage Systems, Inc.	205,764	4,238,738
Masonite International Corp. (I)	84,606	5,567,075
		9,805,813
Commercial services and supplies - 1.0%
Clean Harbors, Inc. (I)	65,900	3,667,335
Electrical equipment - 0.5%
Regal Beloit Corp.	27,300	1,890,525
Machinery - 3.5%
Altra Industrial Motion Corp.	161,231	5,949,424
The Middleby Corp. (I)	55,436	7,140,711
		13,090,135
Marine - 0.8%
Kirby Corp. (I)	46,440	3,088,260
Professional services - 1.0%
WageWorks, Inc. (I)	49,661	3,600,423
Road and rail - 3.0%
Knight Transportation, Inc.	175,720	5,807,546
Swift Transportation Company (I)	221,617	5,398,590
		11,206,136
Trading companies and distributors - 2.8%
Applied Industrial Technologies, Inc.	78,920	4,687,848
Beacon Roofing Supply, Inc. (I)	59,887	2,758,994
WESCO International, Inc. (I)	42,473	2,826,578
		10,273,420
		64,940,246
Information technology - 28.0%
Communications equipment - 1.8%
Arista Networks, Inc. (I)(L)	42,450	4,107,887
Oclaro, Inc. (I)	293,279	2,624,847
		6,732,734
Electronic equipment, instruments and components - 1.5%
Coherent, Inc. (I)	23,091	3,172,357
Zebra Technologies Corp., Class A (I)	28,745	2,465,171
		5,637,528
Internet software and services - 7.8%
2U, Inc. (I)	56,268	1,696,480
CoStar Group, Inc. (I)	16,225	3,058,250
Envestnet, Inc. (I)	67,901	2,393,510
Five9, Inc. (I)	138,150	1,960,349
GoDaddy, Inc., Class A (I)(L)	140,684	4,916,906
Just Eat PLC (I)	339,651	2,440,572
Mimecast, Ltd. (I)	103,454	1,851,827
Stamps.com, Inc. (I)(L)	33,380	3,827,017
The Trade Desk, Inc., Class A (I)(L)	5,600	154,952
Wix.com, Ltd. (I)	89,369	3,981,384
Zillow Group, Inc., Class C (I)(L)	79,479	2,898,599
		29,179,846

The accompanying notes are an integral part of the financial statements.	103

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Growth Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
IT services - 2.3%
Blackhawk Network Holdings, Inc. (I)	87,567	$3,299,087
EPAM Systems, Inc. (I)	27,416	1,763,123
WEX, Inc. (I)	32,244	3,598,430
		8,660,640
Semiconductors and semiconductor equipment - 5.7%
Cavium, Inc. (I)	52,214	3,260,242
Entegris, Inc. (I)	168,621	3,018,316
Impinj, Inc. (I)(L)	86,000	3,039,240
MACOM Technology Solutions
Holdings, Inc. (I)(L)	78,545	3,635,063
MaxLinear, Inc., Class A (I)	97,984	2,136,051
MKS Instruments, Inc.	23,500	1,395,900
Tower Semiconductor, Ltd. (I)	255,128	4,855,086
		21,339,898
Software - 8.9%
Aspen Technology, Inc. (I)	20,670	1,130,236
BroadSoft, Inc. (I)	74,376	3,068,010
CommVault Systems, Inc. (I)	48,103	2,472,494
Fair Isaac Corp.	47,792	5,697,761
Gigamon, Inc. (I)	94,163	4,289,125
Guidewire Software, Inc. (I)	32,840	1,619,997
HubSpot, Inc. (I)	80,861	3,800,467
Nutanix, Inc. (I)	87,010	2,225,287
Proofpoint, Inc. (I)(L)	39,854	2,815,685
SS&C Technologies Holdings, Inc.	50,217	1,436,206
Telogis, Inc. (I)(R)	473,646	1,364,101
The Ultimate Software Group, Inc. (I)	18,211	3,320,776
		33,240,145
		104,790,791
Materials - 3.0%
Chemicals - 2.5%
Ingevity Corp. (I)	62,881	3,449,652
Platform Specialty Products Corp. (I)	608,786	5,972,191
		9,421,843
Paper and forest products - 0.5%
KapStone Paper and Packaging Corp.	86,218	1,901,107
		11,322,950
Real estate - 3.4%
Equity real estate investment trusts - 2.2%
CoreSite Realty Corp.	56,863	4,513,216
LaSalle Hotel Properties	121,154	3,691,562
		8,204,778
Real estate management and development - 1.2%
Kennedy-Wilson Holdings, Inc.	217,399	4,456,680
		12,661,458
Telecommunication services - 0.2%
Diversified telecommunication services - 0.2%
ORBCOMM, Inc. (I)	68,410	565,751
Utilities - 0.6%
Water utilities - 0.6%
AquaVenture Holdings, Ltd. (I)(L)	89,250	2,189,303
TOTAL COMMON STOCKS (Cost $322,962,105)		$356,635,879

PREFERRED SECURITIES - 2.9%
Consumer discretionary - 0.2%
Diversified consumer services - 0.2%
The Honest Company, Inc. (I)(R)	26,954	868,458

Small Cap Growth Trust (continued)

	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Information technology - 2.7%
Electronic equipment, instruments and components - 0.4%
Veracode, Inc. (I)(R)	65,609	$1,430,276
Internet software and services - 0.2%
DocuSign, Inc., Series B (I)(R)	2,936	47,504
DocuSign, Inc., Series B1 (I)(R)	880	14,238
DocuSign, Inc., Series D (I)(R)	2,110	34,140
DocuSign, Inc., Series E (I)(R)	45,691	739,280
		835,162
Software - 2.1%
Cloudera, Inc., Series F (I)(R)	79,228	1,537,815
DraftKings, Inc., Series D (I)(R)	100,673	384,571
DraftKings, Inc., Series D1 (I)(R)	90,109	457,754
MarkLogic Corp., Series F (I)(R)	153,423	1,353,191
Telogis, Inc. (I)(R)	645,027	2,554,307
Zuora, Inc., Series F (I)(R)	403,708	1,461,423
		7,749,061
		10,014,499
TOTAL PREFERRED SECURITIES (Cost $10,246,515)		$10,882,957

SECURITIES LENDING COLLATERAL - 8.9%
John Hancock Collateral Trust,
0.7390% (W)(Y)	3,312,862	33,150,150
TOTAL SECURITIES LENDING
COLLATERAL (Cost $33,151,701)		$33,150,150

SHORT-TERM INVESTMENTS - 1.6%
Repurchase agreement - 1.6%
Societe Generale SA Tri-Party
Repurchase Agreement dated
12/30/2016 at 0.500% to be
repurchased at $6,100,339 on
01/03/2017, collateralized by
$2,023,010 U.S. Treasury Notes,
1.000% - 1.125% due 02/15/2018 to
02/28/2021 (valued at $2,031,168,
including interest), $2,736,400 U.S.
Treasury Bonds, 2.500% due
02/15/2045 (valued at $2,448,038,
including interest), $100 U.S. Treasury
Bills, 0.000% due 12/07/2017 (valued
at $99, including interest) and
$1,674,746 Government National
Mortgage Association, 3.500% due
11/20/2045 (valued at $1,742,733,
including interest)	$6,100,000	6,100,000
TOTAL SHORT-TERM INVESTMENTS (Cost $6,100,000)		$6,100,000
Total Investments (Small Cap Growth Trust)
(Cost $372,460,321) - 108.8%		$406,768,986
Other assets and liabilities, net - (8.8%)		(32,783,113)
TOTAL NET ASSETS - 100.0%		$373,985,873

The accompanying notes are an integral part of the financial statements.	104

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Index Trust

	Shares or Principal Amount	Value
COMMON STOCKS - 96.2%
Consumer discretionary - 12.1%
Auto components - 1.2%
American Axle & Manufacturing
Holdings, Inc. (I)	20,740	$400,282
Cooper Tire & Rubber Company	14,538	564,801
Cooper-Standard Holding, Inc. (I)	3,921	405,353
Dana, Inc.	39,929	757,852
Dorman Products, Inc. (I)	7,001	511,493
Federal-Mogul Holdings Corp. (I)	9,120	94,027
Fox Factory Holding Corp. (I)	6,068	168,387
Gentherm, Inc. (I)	10,013	338,940
Horizon Global Corp. (I)	4,913	117,912
LCI Industries	6,301	678,933
Metaldyne Performance Group, Inc.	4,402	101,026
Modine Manufacturing Company (I)	12,978	193,372
Motorcar Parts of America, Inc. (I)	5,150	138,638
Spartan Motors, Inc.	9,449	87,403
Standard Motor Products, Inc.	5,727	304,791
Stoneridge, Inc. (I)	7,490	132,498
Strattec Security Corp.	1,117	45,015
Superior Industries International, Inc.	6,707	176,729
Tenneco, Inc. (I)	15,068	941,298
Tower International, Inc.	5,690	161,312
		6,320,062
Automobiles - 0.0%
Winnebago Industries, Inc.	7,174	227,057
Distributors - 0.1%
Core-Mark Holding Company, Inc.	12,313	530,321
Weyco Group, Inc.	1,927	60,315
		590,636
Diversified consumer services - 1.0%
American Public Education, Inc. (I)	4,365	107,161
Apollo Education Group, Inc. (I)	22,772	225,443
Ascent Capital Group, Inc., Class A (I)	3,064	49,821
Bridgepoint Education, Inc. (I)	5,282	53,507
Bright Horizons Family Solutions,
Inc. (I)	11,556	809,151
Capella Education Company	3,015	264,717
Career Education Corp. (I)	17,995	181,570
Carriage Services, Inc.	4,172	119,486
Chegg, Inc. (I)(L)	21,985	162,249
Collectors Universe, Inc.	2,377	50,464
DeVry Education Group, Inc.	16,688	520,666
Grand Canyon Education, Inc. (I)	12,018	702,452
Houghton Mifflin Harcourt Company (I)	33,690	365,537
K12, Inc. (I)	8,961	153,771
LifeLock, Inc. (I)	22,613	540,903
Regis Corp. (I)	10,393	150,906
Sotheby’s (I)	13,181	525,395
Strayer Education, Inc. (I)	2,822	227,538
Weight Watchers International, Inc. (I)(L)	7,985	91,428
		5,302,165
Hotels, restaurants and leisure - 3.0%
Belmond, Ltd., Class A (I)	22,428	299,414
Biglari Holdings, Inc. (I)	278	131,550
BJ’s Restaurants, Inc. (I)	6,386	250,970
Bloomin’ Brands, Inc.	28,114	506,895
Bob Evans Farms, Inc.	5,336	283,929
Bojangles’, Inc. (I)	3,132	58,412
Boyd Gaming Corp. (I)	22,218	448,137
Buffalo Wild Wings, Inc. (I)	5,061	781,418

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Caesars Acquisition Company,
Class A (I)	13,010	$175,635
Caesars Entertainment Corp. (I)	15,820	134,470
Carrols Restaurant Group, Inc. (I)	9,593	146,293
Century Casinos, Inc. (I)	6,717	55,281
Churchill Downs, Inc.	3,596	541,018
Chuy’s Holdings, Inc. (I)	4,529	146,966
ClubCorp Holdings, Inc.	17,722	254,311
Cracker Barrel Old Country Store,
Inc. (L)	5,111	853,435
Dave & Buster’s Entertainment, Inc. (I)	10,142	570,995
Del Frisco’s Restaurant Group, Inc. (I)	6,786	115,362
Del Taco Restaurants, Inc. (I)	6,537	92,302
Denny’s Corp. (I)	20,646	264,888
DineEquity, Inc.	4,646	357,742
El Pollo Loco Holdings, Inc. (I)	5,934	72,988
Eldorado Resorts, Inc. (I)	7,915	134,159
Fiesta Restaurant Group, Inc. (I)	7,365	219,845
ILG, Inc.	30,409	552,532
International Speedway Corp., Class A	7,179	264,187
Intrawest Resorts Holdings, Inc. (I)	4,633	82,699
Isle of Capri Casinos, Inc. (I)	6,913	170,682
J Alexander’s Holdings, Inc. (I)	4,351	46,773
Jack in the Box, Inc.	8,687	969,817
La Quinta Holdings, Inc. (I)	23,258	330,496
Lindblad Expeditions Holdings, Inc. (I)	5,422	51,238
Marriott Vacations Worldwide Corp.	5,990	508,252
Monarch Casino & Resort, Inc. (I)	3,315	85,461
Nathan’s Famous, Inc. (I)	899	58,345
Papa John’s International, Inc.	7,241	619,685
Penn National Gaming, Inc. (I)	20,555	283,453
Pinnacle Entertainment, Inc. (I)	14,949	216,761
Planet Fitness, Inc., Class A	7,005	140,801
Popeyes Louisiana Kitchen, Inc. (I)	5,461	330,281
Potbelly Corp. (I)	6,954	89,707
Red Robin Gourmet Burgers, Inc. (I)	3,535	199,374
Red Rock Resorts, Inc., Class A	8,290	192,245
Ruby Tuesday, Inc. (I)	17,120	55,298
Ruth’s Hospitality Group, Inc.	8,842	161,809
Scientific Games Corp., Class A (I)	14,242	199,388
SeaWorld Entertainment, Inc.	17,980	340,361
Shake Shack, Inc., Class A (I)	4,331	155,006
Sonic Corp.	12,044	319,286
Speedway Motorsports, Inc.	3,283	71,143
Texas Roadhouse, Inc.	17,685	853,124
The Cheesecake Factory, Inc.	12,073	722,931
The Habit Restaurants, Inc., Class A (I)	4,156	71,691
The Marcus Corp.	5,104	160,776
Wingstop, Inc. (L)	4,270	126,349
Zoe’s Kitchen, Inc. (I)(L)	5,322	127,675
		15,454,041
Household durables - 1.2%
Bassett Furniture Industries, Inc.	3,000	91,200
Beazer Homes USA, Inc. (I)	8,776	116,721
Cavco Industries, Inc. (I)	2,274	227,059
Century Communities, Inc. (I)	4,219	88,599
CSS Industries, Inc.	2,690	72,818
Ethan Allen Interiors, Inc.	6,652	245,126
Flexsteel Industries, Inc.	1,858	114,583
GoPro, Inc., Class A (I)(L)	27,486	239,403
Green Brick Partners, Inc. (I)	6,668	67,013
Helen of Troy, Ltd. (I)	7,480	631,686
Hooker Furniture Corp.	3,178	120,605

The accompanying notes are an integral part of the financial statements.	105

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
Hovnanian Enterprises, Inc., Class A (I)	34,479	$94,128
Installed Building Products, Inc. (I)	5,325	219,923
iRobot Corp. (I)	7,173	419,262
KB Home	22,275	352,168
La-Z-Boy, Inc.	13,184	409,363
LGI Homes, Inc. (I)	4,122	118,425
Libbey, Inc.	6,306	122,715
Lifetime Brands, Inc.	3,395	60,261
M/I Homes, Inc. (I)	6,332	159,440
MDC Holdings, Inc.	10,857	278,589
Meritage Homes Corp. (I)	10,240	356,352
NACCO Industries, Inc., Class A	1,051	95,168
Taylor Morrison Home Corp., Class A (I)	8,257	159,030
The New Home Company, Inc. (I)	4,327	50,669
TopBuild, Corp. (I)	10,236	364,402
TRI Pointe Group, Inc. (I)	40,050	459,774
Universal Electronics, Inc. (I)	3,821	246,646
WCI Communities, Inc. (I)	5,786	135,682
William Lyon Homes, Class A (I)(L)	6,525	124,171
ZAGG, Inc. (I)	8,279	58,781
		6,299,762
Internet and direct marketing retail - 0.5%
1-800-Flowers.com, Inc., Class A (I)	7,479	80,025
Blue Nile, Inc.	3,055	124,125
Duluth Holdings, Inc., Class B (I)(L)	2,436	61,874
Etsy, Inc. (I)	28,350	333,963
FTD Companies, Inc. (I)	4,721	112,549
HSN, Inc.	8,485	291,036
Lands’ End, Inc. (I)(L)	4,248	64,357
Liberty TripAdvisor Holdings, Inc.,
Class A (I)	19,775	297,614
Nutrisystem, Inc.	7,747	268,434
Overstock.com, Inc. (I)	3,737	65,398
PetMed Express, Inc.	5,302	122,317
Shutterfly, Inc. (I)	9,263	464,817
Wayfair, Inc., Class A (I)(L)	8,477	297,119
		2,583,628
Leisure products - 0.3%
Acushnet Holdings Corp. (I)	6,243	123,050
American Outdoor Brands Corp. (I)	14,614	308,063
Arctic Cat, Inc. (I)	3,898	58,548
Callaway Golf Company	25,511	279,601
Johnson Outdoors, Inc., Class A	1,366	54,217
Malibu Boats, Inc., Class A (I)	5,103	97,365
Marine Products Corp.	3,495	48,476
MCBC Holdings, Inc.	2,951	43,026
Nautilus, Inc. (I)	8,358	154,623
Sturm Ruger & Company, Inc. (L)	4,996	263,289
		1,430,258
Media - 1.5%
AMC Entertainment Holdings, Inc.,
Class A	5,588	188,036
Central European Media Enterprises, Ltd.,
Class A (I)(L)	22,663	57,791
Daily Journal Corp. (I)	324	78,343
Entercom Communications Corp.,
Class A	7,615	116,510
Entravision Communications Corp.,
Class A	18,572	130,004
Eros International PLC (I)(L)	7,817	102,012
Gannett Company, Inc.	31,994	310,662
Global Eagle Entertainment, Inc. (I)(L)	13,511	87,281

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Media (continued)
Gray Television, Inc. (I)	17,819	$193,336
IMAX Corp. (I)	15,683	492,446
Liberty Braves Group, Class A (I)	3,210	65,773
Liberty Braves Group, Class C (I)	8,746	180,080
Liberty Media Group LLC, Series A (I)	5,985	187,630
Liberty Media Group LLC, Series C (I)	12,170	381,286
Loral Space & Communications, Inc. (I)	3,597	147,657
MDC Partners, Inc., Class A	14,700	96,285
Media General, Inc. (I)	29,399	553,583
Meredith Corp.	10,047	594,280
MSG Networks, Inc., Class A (I)	16,410	352,815
National CineMedia, Inc.	16,879	248,628
New Media Investment Group, Inc.	12,436	198,852
Nexstar Broadcasting Group, Inc.,
Class A (L)	8,067	510,641
Reading International, Inc., Class A (I)	5,194	86,220
Scholastic Corp.	7,280	345,727
Sinclair Broadcast Group, Inc., Class A	17,878	596,231
The EW Scripps Company, Class A (I)	16,321	315,485
The New York Times Company, Class A	33,544	446,135
Time, Inc.	27,589	492,464
tronc, Inc.	7,541	104,594
World Wrestling Entertainment, Inc.,
Class A (L)	9,824	180,762
		7,841,549
Multiline retail - 0.2%
Big Lots, Inc. (L)	11,879	596,445
Fred’s, Inc., Class A (L)	9,712	180,255
Ollie’s Bargain Outlet Holdings, Inc. (I)	5,427	154,398
Tuesday Morning Corp. (I)	12,774	68,980
		1,000,078
Specialty retail - 2.4%
Aaron’s, Inc.	17,519	560,433
Abercrombie & Fitch Company, Class A	18,519	222,228
America’s Car-Mart, Inc. (I)	2,148	93,975
American Eagle Outfitters, Inc.	44,367	673,047
Asbury Automotive Group, Inc. (I)	5,394	332,810
Ascena Retail Group, Inc. (I)	47,186	292,081
Barnes & Noble Education, Inc. (I)	11,335	130,012
Barnes & Noble, Inc.	17,259	192,438
Big 5 Sporting Goods Corp.	4,645	80,591
Boot Barn Holdings, Inc. (I)(L)	3,651	45,711
Build-A-Bear Workshop, Inc. (I)	3,630	49,913
Caleres, Inc.	11,442	375,526
Camping World Holdings, Inc., Class A	3,355	109,339
Chico’s FAS, Inc.	34,854	501,549
Citi Trends, Inc.	4,129	77,790
Conn’s, Inc. (I)	5,707	72,194
Destination XL Group, Inc. (I)	10,994	46,725
DSW, Inc., Class A	17,919	405,865
Express, Inc. (I)	20,192	217,266
Five Below, Inc. (I)	14,355	573,626
Francesca’s Holdings Corp. (I)	10,355	186,701
Genesco, Inc. (I)	5,515	342,482
GNC Holdings, Inc., Class A	18,753	207,033
Group 1 Automotive, Inc.	5,579	434,827
Guess?, Inc.	16,425	198,743
Haverty Furniture Companies, Inc.	5,104	120,965
Hibbett Sports, Inc. (I)	6,120	228,276
Kirkland’s, Inc. (I)	4,313	66,895
Lithia Motors, Inc., Class A	6,365	616,323
Lumber Liquidators Holdings, Inc. (I)	7,186	113,108

The accompanying notes are an integral part of the financial statements.	106

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
MarineMax, Inc. (I)	6,876	$133,051
Monro Muffler Brake, Inc.	8,438	482,654
Office Depot, Inc.	149,076	673,824
Party City Holdco, Inc. (I)	7,433	105,549
Pier 1 Imports, Inc.	22,300	190,442
Rent-A-Center, Inc.	14,425	162,281
RH (I)	10,527	323,179
Select Comfort Corp. (I)	12,581	284,582
Shoe Carnival, Inc.	3,644	98,315
Sonic Automotive, Inc., Class A	7,591	173,834
Sportsman’s Warehouse Holdings,
Inc. (I)	7,141	67,054
Stage Stores, Inc. (L)	7,286	31,840
Stein Mart, Inc.	9,121	49,983
Tailored Brands, Inc.	13,222	337,822
The Buckle, Inc. (L)	7,829	178,501
The Cato Corp., Class A	7,012	210,921
The Children’s Place, Inc.	4,953	500,005
The Container Store Group, Inc. (I)	5,509	34,982
The Finish Line, Inc., Class A	11,203	210,728
Tile Shop Holdings, Inc. (I)	8,981	175,579
Tilly’s, Inc., Class A (I)	3,221	42,485
Vitamin Shoppe, Inc. (I)	6,595	156,631
West Marine, Inc. (I)	5,590	58,527
Winmark Corp.	636	80,231
Zumiez, Inc. (I)	4,949	108,136
		12,439,608
Textiles, apparel and luxury goods - 0.7%
Columbia Sportswear Company	7,122	415,213
Crocs, Inc. (I)	20,566	141,083
Culp, Inc.	2,957	109,853
Deckers Outdoor Corp. (I)	8,669	480,176
Delta Apparel, Inc. (I)	2,027	42,020
Fossil Group, Inc. (I)	11,406	294,959
G-III Apparel Group, Ltd. (I)	11,605	343,044
Iconix Brand Group, Inc. (I)	11,807	110,277
Movado Group, Inc.	4,221	121,354
Oxford Industries, Inc.	4,067	244,549
Perry Ellis International, Inc. (I)	3,428	85,391
Sequential Brands Group, Inc. (I)(L)	11,761	55,041
Steven Madden, Ltd. (I)	16,418	586,944
Superior Uniform Group, Inc.	2,372	46,539
Unifi, Inc. (I)	4,309	140,603
Vera Bradley, Inc. (I)	6,007	70,402
Wolverine World Wide, Inc.	25,882	568,110
		3,855,558
		63,344,402
Consumer staples - 2.9%
Beverages - 0.2%
Coca-Cola Bottling
Company Consolidated	1,283	229,465
Craft Brew Alliance, Inc. (I)	3,431	57,984
MGP Ingredients, Inc.	3,307	165,284
National Beverage Corp.	3,184	162,639
Primo Water Corp. (I)	5,835	71,654
The Boston Beer Company, Inc.,
Class A (I)	2,349	398,978
		1,086,004
Food and staples retailing - 0.6%
Ingles Markets, Inc., Class A	3,902	187,686
Performance Food Group Company (I)	10,103	242,472

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Food and staples retailing (continued)
PriceSmart, Inc.	5,401	$450,984
Smart & Final Stores, Inc. (I)	6,648	93,737
SpartanNash Company	9,895	391,248
SUPERVALU, Inc. (I)	72,002	336,249
The Andersons, Inc.	7,218	322,645
The Chefs’ Warehouse, Inc. (I)	5,702	90,092
United Natural Foods, Inc. (I)	13,328	636,012
Village Super Market, Inc., Class A	2,198	67,918
Weis Markets, Inc.	2,584	172,715
		2,991,758
Food products - 1.3%
AdvancePierre Foods Holdings, Inc.	5,888	175,345
Amplify Snack Brands, Inc. (I)(L)	8,347	73,537
B&G Foods, Inc.	17,487	765,931
Cal-Maine Foods, Inc. (L)	8,337	368,287
Calavo Growers, Inc.	4,175	256,345
Darling Ingredients, Inc. (I)	44,146	569,925
Dean Foods Company	24,459	532,717
Farmer Brothers Company (I)	2,308	84,704
Fresh Del Monte Produce, Inc.	8,464	513,172
Freshpet, Inc. (I)(L)	6,817	69,193
Inventure Foods, Inc. (I)	5,914	58,253
J&J Snack Foods Corp.	4,017	535,988
John B. Sanfilippo & Son, Inc.	2,311	162,671
Lancaster Colony Corp.	4,989	705,395
Landec Corp. (I)	7,692	106,150
Limoneira Company	3,472	74,683
Omega Protein Corp. (I)	5,984	149,899
Sanderson Farms, Inc.	5,326	501,922
Seaboard Corp. (I)	71	280,591
Seneca Foods Corp., Class A (I)	1,834	73,452
Snyder’s-Lance, Inc.	21,539	825,805
Tootsie Roll Industries, Inc.	4,616	183,486
		7,067,451
Household products - 0.3%
Central Garden & Pet Company (I)	2,917	96,524
Central Garden & Pet Company,
Class A (I)	8,741	270,097
HRG Group, Inc. (I)	31,888	496,177
Oil-Dri Corp. of America	1,481	56,589
Orchids Paper Products Company	2,598	68,016
WD-40 Company	3,765	440,129
		1,427,532
Personal products - 0.3%
Avon Products, Inc. (I)	118,351	596,489
elf Beauty, Inc. (I)	2,695	77,993
Inter Parfums, Inc.	4,871	159,525
Lifevantage Corp. (I)	4,404	35,893
Medifast, Inc.	2,808	116,897
Natural Health Trends Corp. (L)	2,185	54,297
Nutraceutical International Corp.	2,505	87,550
Revlon, Inc., Class A (I)	3,330	97,070
USANA Health Sciences, Inc. (I)	2,852	174,542
		1,400,256
Tobacco - 0.2%
Alliance One International, Inc. (I)	2,627	50,438
Universal Corp.	5,971	380,651
Vector Group, Ltd. (L)	24,878	565,726
		996,815
		14,969,816

The accompanying notes are an integral part of the financial statements.	107

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Energy - 3.6%
Energy equipment and services - 1.2%
Archrock, Inc.	18,850	$248,820
Atwood Oceanics, Inc.	16,550	217,302
Bristow Group, Inc.	9,223	188,887
CARBO Ceramics, Inc. (I)	6,493	67,917
Dawson Geophysical Company (I)	6,034	48,513
Era Group, Inc. (I)	5,704	96,797
Exterran Corp. (I)	8,547	204,273
Fairmount Santrol Holdings, Inc. (I)	24,394	287,605
Forum Energy Technologies, Inc. (I)	16,027	352,594
Geospace Technologies Corp. (I)	3,787	77,103
Helix Energy Solutions Group, Inc. (I)	30,337	267,572
Hornbeck Offshore Services, Inc. (I)	9,275	66,966
Independence Contract Drilling, Inc. (I)	8,585	57,520
Matrix Service Company (I)	7,400	167,980
McDermott International, Inc. (I)	64,703	478,155
Natural Gas Services Group, Inc. (I)	3,407	109,535
Newpark Resources, Inc. (I)	22,694	170,205
Oil States International, Inc. (I)	13,602	530,478
Parker Drilling Company (I)	34,387	89,406
PHI, Inc. (I)	3,522	63,466
Pioneer Energy Services Corp. (I)	20,459	140,144
RigNet, Inc. (I)	3,600	83,340
SEACOR Holdings, Inc. (I)	4,278	304,936
Seadrill, Ltd. (I)(L)	102,079	348,089
Smart Sand, Inc. (I)	3,385	56,022
Tesco Corp. (I)	13,137	108,380
TETRA Technologies, Inc. (I)	25,198	126,494
Tidewater, Inc. (I)(L)	13,819	47,123
U.S. Silica Holdings, Inc.	19,909	1,128,442
Unit Corp. (I)	13,629	366,211
Willbros Group, Inc. (I)	12,951	41,961
		6,542,236
Oil, gas and consumable fuels - 2.4%
Abraxas Petroleum Corp. (I)	35,541	91,340
Alon USA Energy, Inc.	8,748	99,552
Ardmore Shipping Corp.	8,229	60,895
Bill Barrett Corp. (I)	13,415	93,771
California Resources Corp. (I)(L)	8,700	185,223
Callon Petroleum Company (I)	38,907	598,001
Carrizo Oil & Gas, Inc. (I)	16,627	621,018
Clayton Williams Energy, Inc. (I)(L)	1,578	188,192
Clean Energy Fuels Corp. (I)	26,808	76,671
Cobalt International Energy, Inc. (I)	115,335	140,709
Contango Oil & Gas Company (I)	6,576	61,420
CVR Energy, Inc. (L)	4,514	114,610
Delek US Holdings, Inc.	16,639	400,501
Denbury Resources, Inc. (I)	95,123	350,053
DHT Holdings, Inc.	26,181	108,389
Dorian LPG, Ltd. (I)	7,486	61,460
Eclipse Resources Corp. (I)	17,173	45,852
EP Energy Corp., Class A (I)(L)	11,117	72,816
Evolution Petroleum Corp.	6,880	68,800
EXCO Resources, Inc. (I)	41,491	36,251
Frontline, Ltd. (L)	18,019	128,115
GasLog, Ltd.	11,016	177,358
Gener8 Maritime, Inc. (I)	12,106	54,235
Golar LNG, Ltd.	25,732	590,246
Green Plains, Inc.	9,665	269,170
International Seaways, Inc. (I)	3,333	46,795
Jones Energy, Inc., Class A (I)(L)	15,654	78,270
Matador Resources Company (I)	22,273	573,752
Nordic American Tankers, Ltd. (L)	26,613	223,549

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Northern Oil and Gas, Inc. (I)(L)	14,433	$39,691
Oasis Petroleum, Inc. (I)	62,608	947,885
Overseas Shipholding Group, Inc.,
Class A	11,577	44,340
Pacific Ethanol, Inc. (I)	8,038	76,361
Panhandle Oil and Gas, Inc., Class A	4,210	99,146
Par Pacific Holdings, Inc. (I)	8,697	126,454
PDC Energy, Inc. (I)	14,948	1,084,926
Renewable Energy Group, Inc. (I)	10,351	100,405
REX American Resources Corp. (I)	1,493	147,434
Ring Energy, Inc. (I)	11,328	147,151
RSP Permian, Inc. (I)	26,241	1,170,873
Sanchez Energy Corp. (I)	15,234	137,563
Scorpio Tankers, Inc.	44,623	202,142
SemGroup Corp., Class A	17,765	741,689
Ship Finance International, Ltd. (L)	15,650	232,403
Synergy Resources Corp. (I)	50,115	446,525
Teekay Corp.	13,937	111,914
Teekay Tankers, Ltd., Class A	32,706	73,916
Western Refining, Inc.	21,652	819,528
Westmoreland Coal Company (I)	5,086	89,870
		12,457,230
		18,999,466
Financials - 19.1%
Banks - 11.4%
1st Source Corp.	4,080	182,213
Access National Corp. (L)	2,461	68,317
ACNB Corp.	2,036	63,625
Allegiance Bancshares, Inc. (I)	3,183	115,065
American National Bankshares, Inc.	2,542	88,462
Ameris Bancorp	9,161	399,420
Ames National Corp.	2,709	89,397
Arrow Financial Corp.	3,190	129,195
Atlantic Capital Bancshares, Inc. (I)	5,157	97,983
Banc of California, Inc. (L)	13,138	227,944
BancFirst Corp.	1,950	181,448
Banco Latinoamericano de Comercio
Exterior SA	7,998	235,461
BancorpSouth, Inc.	22,949	712,566
Bank of Marin Bancorp	1,817	126,736
Bank of the Ozarks, Inc.	23,739	1,248,434
Bankwell Financial Group, Inc.	1,885	61,263
Banner Corp.	7,980	445,364
Bar Harbor Bankshares	1,893	89,596
Berkshire Hills Bancorp, Inc.	8,686	320,079
Blue Hills Bancorp, Inc.	6,785	127,219
BNC Bancorp	10,967	349,847
Boston Private Financial Holdings, Inc.	21,636	358,076
Bridge Bancorp, Inc.	5,056	191,622
Brookline Bancorp, Inc.	18,851	309,156
Bryn Mawr Bank Corp.	4,517	190,392
C&F Financial Corp.	1,045	52,093
Camden National Corp.	4,161	184,956
Capital Bank Financial Corp., Class A	6,236	244,763
Capital City Bank Group, Inc.	3,494	71,557
Cardinal Financial Corp.	8,379	274,747
Carolina Financial Corp.	2,668	82,148
Cascade Bancorp (I)	9,369	76,076
Cathay General Bancorp	19,789	752,576
CenterState Banks, Inc.	12,091	304,330
Central Pacific Financial Corp.	7,897	248,124
Central Valley Community Bancorp	2,683	53,553

The accompanying notes are an integral part of the financial statements.	108

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Chemical Financial Corp.	17,479	$946,837
Chemung Financial Corp.	1,095	39,803
Citizens & Northern Corp.	3,681	96,442
City Holding Company	3,741	252,892
CNB Financial Corp.	4,198	112,255
CoBiz Financial, Inc.	10,475	176,923
Codorus Valley Bancorp, Inc.	2,574	73,616
Columbia Banking System, Inc.	15,555	694,997
Community Bank Systems, Inc.	11,318	699,339
Community Trust Bancorp, Inc.	3,982	197,507
ConnectOne Bancorp, Inc.	7,841	203,474
County Bancorp, Inc.	1,855	50,029
CU Bancorp (I)	4,645	166,291
Customers Bancorp, Inc. (I)	6,454	231,182
CVB Financial Corp.	27,291	625,783
Eagle Bancorp, Inc. (I)	8,177	498,388
Enterprise Financial Services Corp.	5,065	217,795
Equity Bancshares, Inc., Class A (I)	1,663	55,943
Farmers Capital Bank Corp.	2,097	88,179
Farmers National Banc Corp.	7,275	103,305
FB Financial Corp. (I)	1,988	51,589
FCB Financial Holdings, Inc., Class A (I)	7,943	378,881
Fidelity Southern Corp.	5,833	138,067
Financial Institutions, Inc.	3,973	135,877
First Bancorp	5,482	148,781
First BanCorp (I)	31,851	210,535
First Bancorp, Inc.	3,174	105,059
First Busey Corp.	8,179	251,750
First Business Financial Services, Inc.	2,589	61,411
First Citizens BancShares, Inc., Class A	1,974	700,770
First Commonwealth Financial Corp.	23,194	328,891
First Community Bancshares, Inc.	4,313	129,994
First Connecticut Bancorp, Inc.	4,616	104,552
First Financial Bancorp	16,482	468,913
First Financial Bankshares, Inc.	17,112	773,462
First Financial Corp.	2,759	145,675
First Financial Northwest, Inc.	2,322	45,836
First Foundation, Inc. (I)	3,732	106,362
First Internet Bancorp	1,734	55,488
First Interstate BancSystem, Inc., Class A	5,119	217,813
First Merchants Corp.	10,595	398,902
First Mid-Illinois Bancshares, Inc.	2,345	79,730
First Midwest Bancorp, Inc.	21,521	542,975
First Northwest Bancorp (I)	3,543	55,271
Flushing Financial Corp.	7,457	219,161
FNB Corp.	55,480	889,344
Franklin Financial Network, Inc. (I)	3,139	131,367
Fulton Financial Corp.	45,399	853,501
German American Bancorp, Inc.	3,855	202,812
Glacier Bancorp, Inc.	20,345	737,099
Great Southern Bancorp, Inc.	3,079	168,267
Great Western Bancorp, Inc.	15,574	678,871
Green Bancorp, Inc. (I)	6,293	95,654
Guaranty Bancorp	4,943	119,621
Hancock Holding Company	20,449	881,352
Hanmi Financial Corp.	8,255	288,100
HarborOne Bancorp, Inc. (I)	4,115	79,584
Heartland Financial USA, Inc.	6,152	295,296
Heritage Commerce Corp.	7,630	110,101
Heritage Financial Corp.	8,095	208,446
Heritage Oaks Bancorp	7,701	94,953
Hilltop Holdings, Inc.	19,915	593,467
Home BancShares, Inc.	32,343	898,165
HomeTrust Bancshares, Inc. (I)	4,836	125,252

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Hope Bancorp, Inc.	34,506	$755,336
Horizon Bancorp	5,317	148,876
IBERIABANK Corp.	11,805	988,669
Independent Bank Corp. (MA)	6,910	486,810
Independent Bank Corp. (MI)	5,503	119,415
Independent Bank Group, Inc.	2,923	182,395
International Bancshares Corp.	14,690	599,352
Investors Bancorp, Inc.	77,879	1,086,412
Lakeland Bancorp, Inc.	10,567	206,057
Lakeland Financial Corp.	6,298	298,273
LCNB Corp.	2,880	66,960
LegacyTexas Financial Group, Inc.	11,917	513,146
Live Oak Bancshares, Inc.	5,435	100,548
Macatawa Bank Corp.	7,778	80,969
MainSource Financial Group, Inc.	6,258	215,275
MB Financial, Inc.	20,089	948,803
MBT Financial Corp.	5,125	58,169
Mercantile Bank Corp.	4,395	165,692
Merchants Bancshares, Inc.	1,695	91,869
Middleburg Financial Corp.	1,449	50,353
Midland States Bancorp, Inc.	1,228	44,429
MidWestOne Financial Group, Inc.	2,564	96,406
MutualFirst Financial, Inc.	1,732	57,329
National Bank Holdings Corp., Class A	6,302	200,971
National Bankshares, Inc.	2,111	91,723
National Commerce Corp. (I)	2,542	94,435
NBT Bancorp, Inc.	11,333	474,626
Nicolet Bankshares, Inc. (I)	2,117	100,960
Northrim BanCorp, Inc.	2,086	65,918
OFG Bancorp	11,582	151,724
Old Line Bancshares, Inc.	2,787	66,832
Old National Bancorp	35,470	643,781
Old Second Bancorp, Inc.	8,515	94,091
Opus Bank	4,853	145,833
Orrstown Financial Services, Inc.	2,472	55,373
Pacific Continental Corp.	5,864	128,128
Pacific Mercantile Bancorp (I)	5,533	40,391
Pacific Premier Bancorp, Inc. (I)	7,310	258,409
Park National Corp.	3,498	418,571
Park Sterling Corp.	14,654	158,117
Peapack Gladstone Financial Corp.	4,334	133,834
Penns Woods Bancorp, Inc.	1,605	81,053
People’s Utah Bancorp	3,804	102,137
Peoples Bancorp, Inc.	4,364	141,655
Peoples Financial Services Corp.	2,003	97,546
Pinnacle Financial Partners, Inc.	11,529	798,960
Preferred Bank	3,279	171,885
Premier Financial Bancorp, Inc.	2,966	59,617
PrivateBancorp, Inc.	20,820	1,128,236
Prosperity Bancshares, Inc.	17,705	1,270,865
QCR Holdings, Inc.	3,174	137,434
Renasant Corp.	10,941	461,929
Republic Bancorp, Inc., Class A	2,469	97,624
Republic First Bancorp, Inc. (I)	15,215	127,045
S&T Bancorp, Inc.	9,117	355,928
Sandy Spring Bancorp, Inc.	6,100	243,939
Seacoast Banking Corp. of Florida (I)	8,009	176,679
ServisFirst Bancshares, Inc.	11,980	448,531
Shore Bancshares, Inc.	3,853	58,758
Sierra Bancorp	3,526	93,756
Simmons First National Corp., Class A	7,913	491,793
South State Corp.	6,306	551,144
Southern First Bancshares, Inc. (I)	1,733	62,388

The accompanying notes are an integral part of the financial statements.	109

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Southern National Bancorp of
Virginia, Inc.	3,610	$58,987
Southside Bancshares, Inc.	6,910	260,300
Southwest Bancorp, Inc.	5,027	145,783
State Bank Financial Corp.	9,420	253,021
Sterling Bancorp	33,722	789,095
Stock Yards Bancorp, Inc.	5,530	259,634
Stonegate Bank	3,299	137,667
Suffolk Bancorp	3,040	130,173
Summit Financial Group, Inc. (L)	2,299	63,291
Sun Bancorp, Inc.	3,261	84,786
Texas Capital Bancshares, Inc. (I)	13,341	1,045,934
The Bancorp, Inc. (I)	14,739	115,849
The Bank of NT Butterfield & Son, Ltd.	3,045	95,735
The First of Long Island Corp.	6,004	171,414
Tompkins Financial Corp.	3,744	353,958
Towne Bank	14,686	488,310
TriCo Bancshares	5,545	189,528
TriState Capital Holdings, Inc. (I)	5,829	128,821
Triumph Bancorp, Inc. (I)	4,360	114,014
Trustmark Corp.	17,839	635,960
UMB Financial Corp.	11,853	914,103
Umpqua Holdings Corp.	58,734	1,103,025
Union Bankshares Corp.	11,679	417,407
United Bankshares, Inc.	17,421	805,721
United Community Banks, Inc.	18,763	555,760
Univest Corp. of Pennsylvania	6,406	197,945
Valley National Bancorp	65,511	762,548
Veritex Holdings, Inc. (I)	2,674	71,423
Washington Trust Bancorp, Inc.	3,913	219,324
WashingtonFirst Bankshare, Inc.	2,461	71,330
Webster Financial Corp.	24,214	1,314,336
WesBanco, Inc.	10,722	461,689
West Bancorporation, Inc.	4,940	122,018
Westamerica Bancorporation (L)	6,625	416,911
Wintrust Financial Corp.	13,598	986,807
Xenith Bankshares, Inc. (I)	2,327	65,621
Yadkin Financial Corp.	13,244	453,739
		59,897,909
Capital markets - 1.4%
Arlington Asset Investment Corp.,
Class A	5,868	86,964
Associated Capital Group, Inc., Class A	1,303	42,804
BGC Partners, Inc., Class A	58,717	600,675
Calamos Asset Management, Inc.,
Class A	6,072	51,916
Cohen & Steers, Inc.	5,673	190,613
Cowen Group, Inc., Class A (I)(L)	7,313	113,352
Diamond Hill Investment Group, Inc.	834	175,457
Evercore Partners, Inc., Class A	10,437	717,022
Financial Engines, Inc.	14,489	532,471
GAIN Capital Holdings, Inc.	11,028	72,564
Greenhill & Company, Inc.	7,389	204,675
Houlihan Lokey, Inc.	3,232	100,580
INTL. FCStone, Inc. (I)	4,118	163,073
Investment Technology Group, Inc.	9,065	178,943
Janus Capital Group, Inc.	38,753	514,252
KCG Holdings, Inc., Class A (I)	14,020	185,765
Ladenburg Thalmann Financial Services,
Inc. (I)(L)	29,652	72,351
Manning & Napier, Inc.	4,780	36,089
Moelis & Company, Class A	5,107	173,127
OM Asset Management PLC	10,960	158,920

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Oppenheimer Holdings, Inc., Class A	2,976	$55,354
Piper Jaffray Companies (I)	3,849	279,053
PJT Partners, Inc., Class A	4,805	148,378
Pzena Investment Management, Inc.,
Class A	4,847	53,850
Safeguard Scientifics, Inc. (I)	6,244	83,982
Stifel Financial Corp. (I)	17,208	859,540
Virtu Financial, Inc., Class A	7,279	116,100
Virtus Investment Partners, Inc.	1,232	145,438
Waddell & Reed Financial, Inc.,
Class A (L)	21,624	421,884
Westwood Holdings Group, Inc.	2,252	135,097
Wins Finance Holdings, Inc. (I)	358	64,440
WisdomTree Investments, Inc. (L)	31,464	350,509
		7,085,238
Consumer finance - 0.5%
Encore Capital Group, Inc. (I)	6,581	188,546
Enova International, Inc. (I)	7,350	92,243
EZCORP, Inc., Class A (I)	13,951	148,578
FirstCash, Inc.	12,783	600,801
Green Dot Corp., Class A (I)	11,408	268,658
LendingClub Corp. (I)	89,051	467,518
Nelnet, Inc., Class A	5,408	274,456
PRA Group, Inc. (I)	12,524	489,688
Regional Management Corp. (I)	2,999	78,814
World Acceptance Corp. (I)	1,690	108,633
		2,717,935
Diversified financial services - 0.1%
FNFV Group (I)	17,926	245,586
Marlin Business Services Corp.	2,764	57,768
NewStar Financial, Inc. (I)	6,658	61,587
On Deck Capital, Inc. (I)	14,888	68,931
PICO Holdings, Inc. (I)	6,467	97,975
Tiptree Financial, Inc., Class A	7,388	45,436
		577,283
Insurance - 2.4%
Ambac Financial Group, Inc. (I)	12,054	271,215
American Equity Investment Life
Holding Company	23,310	525,407
AMERISAFE, Inc.	5,000	311,750
Argo Group International Holdings, Ltd.	7,560	498,204
Atlas Financial Holdings, Inc. (I)	3,380	61,009
Baldwin & Lyons, Inc., Class B	2,836	71,467
Citizens, Inc. (I)	13,037	128,023
CNO Financial Group, Inc.	47,757	914,547
Crawford & Company, Class B	3,487	43,797
eHealth, Inc. (I)	5,436	57,893
EMC Insurance Group, Inc.	2,453	73,615
Employers Holdings, Inc.	8,518	337,313
Enstar Group, Ltd. (I)	2,979	588,948
FBL Financial Group, Inc., Class A	2,664	208,192
Federated National Holding Company	3,759	70,256
Fidelity & Guaranty Life	3,153	74,726
Genworth Financial, Inc., Class A (I)	135,355	515,703
Global Indemnity, Ltd. (I)	2,317	88,533
Greenlight Capital Re, Ltd., Class A (I)	7,936	180,941
Hallmark Financial Services, Inc. (I)	4,777	55,557
HCI Group, Inc.	2,473	97,634
Heritage Insurance Holdings, Inc.	7,569	118,606
Horace Mann Educators Corp.	10,827	463,396
Independence Holding Company	2,418	47,272
Infinity Property & Casualty Corp.	2,876	252,800

The accompanying notes are an integral part of the financial statements.	110

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Investors Title Company	426	$67,385
James River Group Holdings, Ltd.	3,665	152,281
Kemper Corp.	10,644	471,529
Kinsale Capital Group, Inc.	1,888	64,211
Maiden Holdings, Ltd.	18,493	322,703
MBIA, Inc. (I)	35,278	377,475
National General Holdings Corp.	13,070	326,619
National Western Life Group, Inc.,
Class A	626	194,561
OneBeacon Insurance Group, Ltd.,
Class A	5,479	87,938
Primerica, Inc.	12,544	867,418
RLI Corp.	10,204	644,179
Safety Insurance Group, Inc.	3,749	276,301
Selective Insurance Group, Inc.	15,233	655,781
State Auto Financial Corp.	4,244	113,782
State National Companies, Inc.	8,304	115,093
Stewart Information Services Corp.	6,024	277,586
The Navigators Group, Inc.	2,997	352,897
Third Point Reinsurance, Ltd. (I)	17,963	207,473
Trupanion, Inc. (I)(L)	4,137	64,206
United Fire Group, Inc.	5,672	278,892
United Insurance Holdings Corp.	5,122	77,547
Universal Insurance Holdings, Inc.	8,758	248,727
WMIH Corp. (I)	58,360	90,458
		12,391,846
Mortgage real estate investment trusts - 1.0%
AG Mortgage Investment Trust, Inc.	7,584	129,762
Altisource Residential Corp.	14,338	158,292
Anworth Mortgage Asset Corp.	25,153	130,041
Apollo Commercial Real Estate
Finance, Inc.	18,830	312,955
Ares Commercial Real Estate Corp.	7,983	109,607
ARMOUR Residential REIT, Inc.	9,352	202,845
Capstead Mortgage Corp.	23,615	240,637
Colony Capital, Inc., Class A	29,957	606,629
CYS Investments, Inc.	38,630	298,610
Dynex Capital, Inc.	13,715	93,536
Great Ajax Corp.	4,857	64,452
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	11,884	225,677
Invesco Mortgage Capital, Inc.	29,634	432,656
Ladder Capital Corp.	10,443	143,278
MTGE Investment Corp.	11,974	187,992
New Residential Investment Corp.	64,513	1,014,144
New York Mortgage Trust, Inc.	29,971	197,809
Orchid Island Capital, Inc.	6,488	70,265
Owens Realty Mortgage, Inc.	2,824	52,300
PennyMac Mortgage Investment Trust	17,537	287,081
Redwood Trust, Inc.	20,068	305,234
Resource Capital Corp.	9,233	76,911
Western Asset Mortgage Capital Corp.	11,379	114,587
		5,455,300
Thrifts and mortgage finance - 2.3%
Astoria Financial Corp.	24,137	450,155
Bank Mutual Corp.	11,547	109,119
BankFinancial Corp.	4,841	71,744
Beneficial Bancorp, Inc. (I)	18,457	339,609
BofI Holding, Inc. (I)(L)	15,989	456,486
BSB Bancorp, Inc. (I)	2,642	76,486
Capitol Federal Financial, Inc.	32,892	541,402
Charter Financial Corp.	4,679	77,999

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
Clifton Bancorp, Inc.	6,368	$107,747
Dime Community Bancshares, Inc.	8,909	179,071
ESSA Bancorp, Inc.	2,842	44,676
Essent Group, Ltd. (I)	19,887	643,742
EverBank Financial Corp.	27,007	525,286
Federal Agricultural Mortgage Corp.,
Class C	2,317	132,695
First Defiance Financial Corp.	2,446	124,110
Flagstar Bancorp, Inc. (I)	5,508	148,386
Hingham Institution for Savings	378	74,383
Home Bancorp, Inc.	1,914	73,900
HomeStreet, Inc. (I)	6,318	199,649
Kearny Financial Corp.	22,946	356,810
Lake Sunapee Bank Group	2,485	58,621
LendingTree, Inc. (I)	1,697	171,991
Meridian Bancorp, Inc.	12,684	239,728
Meta Financial Group, Inc.	2,152	221,441
MGIC Investment Corp. (I)	91,498	932,365
Nationstar Mortgage Holdings, Inc. (I)	8,791	158,765
NMI Holdings, Inc., Class A (I)	13,875	147,769
Northfield Bancorp, Inc.	11,462	228,896
Northwest Bancshares, Inc.	24,813	447,378
OceanFirst Financial Corp.	6,863	206,096
Ocwen Financial Corp. (I)(L)	27,555	148,521
Oritani Financial Corp.	10,585	198,469
PennyMac Financial Services, Inc.,
Class A (I)	4,022	66,966
PHH Corp. (I)	14,445	218,986
Provident Financial Services, Inc.	16,035	453,791
Radian Group, Inc.	57,571	1,035,127
SI Financial Group, Inc.	3,868	59,567
Southern Missouri Bancorp, Inc.	1,956	69,203
Territorial Bancorp, Inc.	2,353	77,273
TrustCo Bank Corp.	24,761	216,659
United Community Financial Corp.	12,769	114,155
United Financial Bancorp, Inc.	13,876	251,988
Walker & Dunlop, Inc. (I)	7,457	232,658
Washington Federal, Inc.	23,873	820,038
Waterstone Financial, Inc.	6,285	115,644
Western New England Bancorp, Inc.	8,712	81,457
WSFS Financial Corp.	7,687	356,292
		12,063,299
		100,188,810
Health care - 11.7%
Biotechnology - 4.2%
Acceleron Pharma, Inc. (I)	7,610	194,207
Achillion Pharmaceuticals, Inc. (I)	32,767	135,328
Acorda Therapeutics, Inc. (I)	12,070	226,916
Adamas Pharmaceuticals, Inc. (I)(L)	4,782	80,816
Aduro Biotech, Inc. (I)(L)	10,392	118,469
Advaxis, Inc. (I)(L)	10,308	73,805
Aevi Genomic Medicine, Inc. (I)	8,882	46,009
Agenus, Inc. (I)	21,432	88,300
Aimmune Therapeutics, Inc. (I)	7,145	146,115
Akebia Therapeutics, Inc. (I)	10,660	110,971
Alder Biopharmaceuticals, Inc. (I)	12,813	266,510
AMAG Pharmaceuticals, Inc. (I)	9,423	327,920
Amicus Therapeutics, Inc. (I)(L)	39,403	195,833
Anavex Life Sciences Corp. (I)	9,894	39,180
Ardelyx, Inc. (I)	8,916	126,607
Arena Pharmaceuticals, Inc. (I)	71,793	101,946
ARIAD Pharmaceuticals, Inc. (I)	47,644	592,691

The accompanying notes are an integral part of the financial statements.	111

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Array BioPharma, Inc. (I)	45,267	$397,897
Atara Biotherapeutics, Inc. (I)(L)	6,472	91,902
Avexis, Inc. (I)	1,681	80,234
Axovant Sciences, Ltd. (I)(L)	7,127	88,517
Bellicum Pharmaceuticals, Inc. (I)(L)	6,182	84,199
BioCryst Pharmaceuticals, Inc. (I)	20,383	129,024
BioSpecifics Technologies Corp. (I)	1,643	91,515
BioTime, Inc. (I)(L)	20,507	74,030
Bluebird Bio, Inc. (I)(L)	10,970	676,849
Blueprint Medicines Corp. (I)	5,551	155,706
Cara Therapeutics, Inc. (I)(L)	6,135	56,994
Celldex Therapeutics, Inc. (I)	27,911	98,805
Cellular Biomedicine Group, Inc. (I)	3,910	51,221
ChemoCentryx, Inc. (I)	6,845	50,653
Chimerix, Inc. (I)	13,316	61,254
Cidara Therapeutics, Inc. (I)(L)	4,559	47,414
Clovis Oncology, Inc. (I)(L)	8,610	382,456
Coherus Biosciences, Inc. (I)	8,055	226,748
Concert Pharmaceuticals, Inc. (I)	5,901	60,721
Curis, Inc. (I)	32,117	98,920
Cytokinetics, Inc. (I)	9,577	116,361
CytomX Therapeutics, Inc. (I)	6,070	66,709
Dyax Corp. (I)	34,339	84,131
Dynavax Technologies Corp. (I)(L)	12,112	47,842
Eagle Pharmaceuticals, Inc. (I)	2,376	188,512
Edge Therapeutics, Inc. (I)	4,990	62,375
Emergent BioSolutions, Inc. (I)	8,877	291,521
Enanta Pharmaceuticals, Inc. (I)	4,390	147,065
Epizyme, Inc. (I)(L)	11,293	136,645
Esperion Therapeutics, Inc. (I)(L)	4,353	54,500
Exact Sciences Corp. (I)	28,616	382,310
Exelixis, Inc. (I)	61,084	910,762
FibroGen, Inc. (I)	14,401	308,181
Five Prime Therapeutics, Inc. (I)	7,326	367,106
Flexion Therapeutics, Inc. (I)	7,504	142,726
Foundation Medicine, Inc. (I)(L)	3,976	70,375
Genomic Health, Inc. (I)	5,341	156,972
Geron Corp. (I)(L)	43,995	91,070
Global Blood Therapeutics, Inc. (I)(L)	4,967	71,773
Halozyme Therapeutics, Inc. (I)	29,873	295,145
Heron Therapeutics, Inc. (I)(L)	8,928	116,957
Idera Pharmaceuticals, Inc. (I)(L)	32,159	48,239
Ignyta, Inc. (I)	9,321	49,401
ImmunoGen, Inc. (I)	27,855	56,824
Immunomedics, Inc. (I)(L)	27,859	102,243
Inotek Pharmaceuticals Corp. (I)(L)	5,017	30,604
Inovio Pharmaceuticals, Inc. (I)(L)	18,689	129,702
Insmed, Inc. (I)	17,195	227,490
Insys Therapeutics, Inc. (I)(L)	7,152	65,798
Invitae Corp. (I)(L)	8,610	68,363
Ironwood Pharmaceuticals, Inc. (I)	35,023	535,502
Karyopharm Therapeutics, Inc. (I)(L)	7,909	74,345
Keryx Biopharmaceuticals, Inc. (I)(L)	21,997	128,902
Kite Pharma, Inc. (I)(L)	10,667	478,308
La Jolla Pharmaceutical Company (I)(L)	4,189	73,433
Lexicon Pharmaceuticals, Inc. (I)	11,789	163,042
Ligand Pharmaceuticals, Inc. (I)	5,121	520,345
Lion Biotechnologies, Inc. (I)(L)	16,101	111,902
Loxo Oncology, Inc. (I)	3,769	121,041
MacroGenics, Inc. (I)	8,989	183,735
MannKind Corp. (I)	97,449	62,046
MediciNova, Inc. (I)	8,885	53,577
Merrimack Pharmaceuticals, Inc. (I)(L)	33,812	137,953
MiMedx Group, Inc. (I)(L)	28,007	248,142

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Minerva Neurosciences, Inc. (I)(L)	5,515	$64,801
Momenta Pharmaceuticals, Inc. (I)	17,959	270,283
Myriad Genetics, Inc. (I)(L)	18,343	305,778
Natera, Inc. (I)	7,547	88,375
NewLink Genetics Corp. (I)(L)	6,585	67,694
Novavax, Inc. (I)(L)	76,787	96,752
OncoMed Pharmaceuticals, Inc. (I)	6,779	52,266
Ophthotech Corp. (I)	9,487	45,822
Organovo Holdings, Inc. (I)(L)	27,996	94,906
Otonomy, Inc. (I)	6,935	110,267
PDL BioPharma, Inc.	47,890	101,527
Pfenex, Inc. (I)	5,637	51,128
PharmAthene, Inc. (I)	20,145	65,471
Portola Pharmaceuticals, Inc. (I)	13,642	306,126
Progenics Pharmaceuticals, Inc. (I)	19,130	165,283
Protagonist Therapeutics, Inc. (I)(L)	2,345	51,567
Prothena Corp. PLC (I)(L)	9,385	461,648
PTC Therapeutics, Inc. (I)	9,419	102,761
Puma Biotechnology, Inc. (I)	7,598	233,259
Radius Health, Inc. (I)(L)	8,560	325,537
REGENXBIO, Inc. (I)(L)	5,537	102,711
Repligen Corp. (I)	9,219	284,130
Retrophin, Inc. (I)	9,931	187,994
Rigel Pharmaceuticals, Inc. (I)	29,149	69,375
Sage Therapeutics, Inc. (I)	8,178	417,569
Sangamo BioSciences, Inc. (I)	20,843	63,571
Sarepta Therapeutics, Inc. (I)	13,536	371,292
Seres Therapeutics, Inc. (I)	5,451	53,965
Sorrento Therapeutics, Inc. (I)(L)	8,222	40,288
Spark Therapeutics, Inc. (I)	5,297	264,320
Spectrum Pharmaceuticals, Inc. (I)	22,905	101,469
Stemline Therapeutics, Inc. (I)	4,825	51,628
Synergy Pharmaceuticals, Inc. (I)(L)	49,945	304,165
TESARO, Inc. (I)	7,678	1,032,537
TG Therapeutics, Inc. (I)(L)	11,835	55,033
Trevena, Inc. (I)	13,779	81,021
Trius Therapeutics, Inc. (I)	10,401	1,144
Ultragenyx Pharmaceutical, Inc. (I)	9,735	684,468
Vanda Pharmaceuticals, Inc. (I)	10,108	161,223
Veracyte, Inc. (I)	5,292	40,960
Versartis, Inc. (I)	8,886	132,401
Voyager Therapeutics, Inc. (I)	3,715	47,329
XBiotech, Inc. (I)(L)	4,872	49,305
Xencor, Inc. (I)	9,834	258,831
ZIOPHARM Oncology, Inc. (I)(L)	33,640	179,974
		21,754,611
Health care equipment and supplies - 3.0%
Abaxis, Inc.	5,951	314,034
Accuray, Inc. (I)(L)	22,939	105,519
Analogic Corp.	3,332	276,389
AngioDynamics, Inc. (I)	7,488	126,323
Anika Therapeutics, Inc. (I)	3,930	192,413
AtriCure, Inc. (I)	8,661	169,496
Atrion Corp.	368	186,650
Axogen, Inc. (I)	7,638	68,742
Cantel Medical Corp.	9,581	754,504
Cardiovascular Systems, Inc. (I)	8,694	210,482
Cerus Corp. (I)	29,248	127,229
ConforMIS, Inc. (I)(L)	10,708	86,735
CONMED Corp.	7,479	330,347
CryoLife, Inc. (I)	8,529	163,330
Cutera, Inc. (I)	3,484	60,447
Cynosure, Inc., Class A (I)	6,409	292,250

The accompanying notes are an integral part of the financial statements.	112

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Endologix, Inc. (I)	22,406	$128,162
Exactech, Inc. (I)	3,160	86,268
GenMark Diagnostics, Inc. (I)	11,952	146,292
Glaukos Corp. (I)	4,531	155,413
Globus Medical, Inc., Class A (I)	18,890	468,661
Haemonetics Corp. (I)	13,765	553,353
Halyard Health, Inc. (I)	12,616	466,540
ICU Medical, Inc. (I)	3,922	577,907
Inogen, Inc. (I)	4,361	292,928
Insulet Corp. (I)	15,580	587,054
Integer Holdings Corp. (I)	8,415	247,822
Integra LifeSciences Holdings Corp. (I)	8,058	691,296
Invacare Corp.	8,906	116,223
InVivo Therapeutics Holdings
Corp. (I)(L)	11,086	46,561
iRhythm Technologies, Inc. (I)	2,038	61,140
K2M Group Holdings, Inc. (I)	7,185	143,987
LeMaitre Vascular, Inc.	3,811	96,571
Masimo Corp. (I)	10,937	737,154
Meridian Bioscience, Inc.	11,778	208,471
Merit Medical Systems, Inc. (I)	11,631	308,222
Natus Medical, Inc. (I)	8,878	308,954
Neogen Corp. (I)	9,847	649,902
Nevro Corp. (I)	6,404	465,315
Novocure, Ltd. (I)(L)	14,295	112,216
NuVasive, Inc. (I)	13,250	892,520
NxStage Medical, Inc. (I)	17,258	452,332
OraSure Technologies, Inc. (I)	14,959	131,340
Orthofix International NV (I)	4,781	172,977
Oxford Immunotec Global PLC (I)	6,381	95,396
Penumbra, Inc. (I)	6,795	433,521
Quidel Corp. (I)	7,536	161,421
Rockwell Medical, Inc. (I)(L)	14,245	93,305
RTI Surgical, Inc. (I)	18,391	59,771
STAAR Surgical Company (I)	11,230	121,846
Surmodics, Inc. (I)	3,936	99,974
The Spectranetics Corp. (I)	11,577	283,637
Utah Medical Products, Inc.	1,031	75,005
Vascular Solutions, Inc. (I)	4,530	254,133
Wright Medical Group NV (I)	27,725	637,121
Zeltiq Aesthetics, Inc. (I)(L)	9,534	414,920
		15,500,521
Health care providers and services - 1.9%
Aceto Corp.	8,003	175,826
Addus HomeCare Corp. (I)	1,993	69,855
Air Methods Corp. (I)	9,158	291,682
Almost Family, Inc. (I)	2,323	102,444
Amedisys, Inc. (I)	7,614	324,585
American Renal Associates Holdings,
Inc. (I)(L)	2,490	52,987
AMN Healthcare Services, Inc. (I)	12,634	485,777
BioTelemetry, Inc. (I)	7,424	165,926
Capital Senior Living Corp. (I)	7,927	127,228
Chemed Corp.	4,309	691,207
Civitas Solutions, Inc. (I)	4,492	89,391
Community Health Systems, Inc. (I)	30,658	171,378
CorVel Corp. (I)	2,787	102,004
Cross Country Healthcare, Inc. (I)	8,953	139,756
Diplomat Pharmacy, Inc. (I)	12,580	158,508
Genesis Healthcare, Inc. (I)	11,347	48,225
HealthEquity, Inc. (I)	11,587	469,505
HealthSouth Corp.	23,562	971,697
Healthways, Inc. (I)	8,553	194,581

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
Kindred Healthcare, Inc.	23,296	$182,874
Landauer, Inc.	2,687	129,245
LHC Group, Inc. (I)	4,142	189,289
Magellan Health, Inc. (I)	6,285	472,946
Molina Healthcare, Inc. (I)	11,623	630,664
National HealthCare Corp.	3,003	227,597
Owens & Minor, Inc.	16,719	590,014
PharMerica Corp. (I)	8,097	203,640
Quorum Health Corp. (I)	8,852	64,354
RadNet, Inc. (I)	11,098	71,582
Select Medical Holdings Corp. (I)	28,850	382,263
Surgery Partners, Inc. (I)	5,356	84,893
Surgical Care Affiliates, Inc. (I)	7,242	335,087
Team Health Holdings, Inc. (I)	18,174	789,660
Teladoc, Inc. (I)	5,911	97,532
The Ensign Group, Inc.	12,989	288,486
The Providence Service Corp. (I)	3,603	137,094
Triple-S Management Corp., Class B (I)	6,501	134,571
Universal American Corp. (I)	11,595	115,370
US Physical Therapy, Inc.	3,261	228,922
		10,188,645
Health care technology - 0.4%
Castlight Health, Inc., B Shares (I)	12,385	61,306
Computer Programs & Systems, Inc. (L)	3,261	76,960
Cotiviti Holdings, Inc. (I)	3,377	116,169
Evolent Health, Inc., Class A (I)	4,375	64,750
HealthStream, Inc. (I)	7,005	175,475
HMS Holdings Corp. (I)	22,773	413,558
Medidata Solutions, Inc. (I)	14,710	730,646
Omnicell, Inc. (I)	9,433	319,779
Quality Systems, Inc. (I)	13,943	183,350
Vocera Communications, Inc. (I)	6,827	126,231
		2,268,224
Life sciences tools and services - 0.6%
Accelerate Diagnostics, Inc. (I)(L)	6,131	127,218
Albany Molecular Research, Inc. (I)	7,476	140,250
Cambrex Corp. (I)	8,621	465,103
Enzo Biochem, Inc. (I)	10,918	75,771
Fluidigm Corp. (I)	8,498	61,865
INC Research Holdings, Inc., Class A (I)	11,124	585,122
Luminex Corp. (I)	10,889	220,284
Medpace Holdings, Inc. (I)	2,387	86,099
NanoString Technologies, Inc. (I)	4,358	97,183
NeoGenomics, Inc. (I)	14,708	126,048
Pacific Biosciences of California, Inc. (I)	22,625	85,975
PAREXEL International Corp. (I)	14,026	921,789
PRA Health Sciences, Inc. (I)	6,460	356,075
		3,348,782
Pharmaceuticals - 1.6%
Aclaris Therapeutics, Inc. (I)	3,127	84,867
Aerie Pharmaceuticals, Inc. (I)	7,807	295,495
Amphastar Pharmaceuticals, Inc. (I)	9,732	179,263
ANI Pharmaceuticals, Inc. (I)	2,217	134,395
Aratana Therapeutics, Inc. (I)	10,001	71,807
Catalent, Inc. (I)	26,915	725,628
Cempra, Inc. (I)(L)	12,920	36,176
Chelsea Therapeutics International,
Ltd. (I)	21,039	1,683
Collegium Pharmaceutical, Inc. (I)(L)	4,611	71,793
Corcept Therapeutics, Inc. (I)	20,707	150,333
Depomed, Inc. (I)	16,555	298,321
Dermira, Inc. (I)	6,716	203,696

The accompanying notes are an integral part of the financial statements.	113

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Durect Corp. (I)	38,965	$52,213
Egalet Corp. (I)	6,388	48,868
Heska Corp. (I)	1,667	119,357
Horizon Pharma PLC (I)	43,568	704,930
Impax Laboratories, Inc. (I)	20,117	266,550
Innoviva, Inc. (I)(L)	22,348	239,124
Intersect ENT, Inc. (I)	7,497	90,714
Intra-Cellular Therapies, Inc. (I)	9,820	148,184
Lannett Company, Inc. (I)(L)	7,606	167,712
MyoKardia, Inc. (I)	3,872	50,142
Nektar Therapeutics (I)	38,592	473,524
Novan, Inc. (I)	1,442	38,963
Ocular Therapeutix, Inc. (I)	5,229	43,767
Omeros Corp. (I)(L)	11,670	115,766
Pacira Pharmaceuticals, Inc. (I)	9,934	320,868
Paratek Pharmaceuticals, Inc. (I)	5,407	83,268
Phibro Animal Health Corp., Class A	5,249	153,796
Prestige Brands Holdings, Inc. (I)	14,239	741,852
Revance Therapeutics, Inc. (I)(L)	6,029	124,800
SciClone Pharmaceuticals, Inc. (I)	14,132	152,626
Sucampo Pharmaceuticals, Inc.,
Class A (I)(L)	6,614	89,620
Supernus Pharmaceuticals, Inc. (I)	12,740	321,685
Teligent, Inc. (I)	12,421	82,103
Tetraphase Pharmaceuticals, Inc. (I)	11,652	46,958
The Medicines Company (I)	18,167	616,588
TherapeuticsMD, Inc. (I)(L)	41,164	237,516
Theravance Biopharma, Inc. (I)(L)	10,924	348,257
WaVe Life Sciences, Ltd. (I)	2,019	52,797
Zogenix, Inc. (I)	7,076	85,973
		8,271,978
		61,332,761
Industrials - 14.0%
Aerospace and defense - 1.5%
AAR Corp.	8,829	291,798
Aerojet Rocketdyne Holdings, Inc. (I)	16,108	289,139
Aerovironment, Inc. (I)	5,714	153,307
Astronics Corp. (I)	5,276	178,540
Cubic Corp.	6,757	323,998
Curtiss-Wright Corp.	11,744	1,155,140
DigitalGlobe, Inc. (I)	16,862	483,096
Ducommun, Inc. (I)	2,937	75,070
Engility Holdings, Inc. (I)	4,937	166,377
Esterline Technologies Corp. (I)	7,940	708,248
KLX, Inc. (I)	14,173	639,344
Kratos Defense & Security Solutions,
Inc. (I)	15,867	117,416
Mercury Systems, Inc. (I)	10,393	314,076
Moog, Inc., Class A (I)	8,092	531,483
National Presto Industries, Inc.	1,303	138,639
Sparton Corp. (I)	2,785	66,422
TASER International, Inc. (I)	13,984	338,972
Teledyne Technologies, Inc. (I)	9,082	1,117,086
The KEYW Holding Corp. (I)	9,724	114,646
Triumph Group, Inc.	13,349	353,749
Vectrus, Inc. (I)	3,003	71,622
Wesco Aircraft Holdings, Inc. (I)	15,029	224,684
		7,852,852
Air freight and logistics - 0.5%
Air Transport Services Group, Inc. (I)	13,228	211,119
Atlas Air Worldwide Holdings, Inc. (I)	6,587	343,512
Echo Global Logistics, Inc. (I)	7,841	196,417

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Air freight and logistics (continued)
Forward Air Corp.	8,058	$381,788
Hub Group, Inc., Class A (I)	9,062	396,463
Park-Ohio Holdings Corp.	2,422	103,177
Radiant Logistics, Inc. (I)	12,079	47,108
XPO Logistics, Inc. (I)	26,235	1,132,303
		2,811,887
Airlines - 0.4%
Allegiant Travel Company	3,518	585,395
Hawaiian Holdings, Inc. (I)	14,071	802,047
SkyWest, Inc.	13,457	490,508
		1,877,950
Building products - 1.1%
AAON, Inc.	10,910	360,576
Advanced Drainage Systems, Inc.	9,485	195,391
American Woodmark Corp. (I)	3,690	277,673
Apogee Enterprises, Inc.	7,659	410,216
Armstrong Flooring, Inc. (I)	6,434	128,101
Builders FirstSource, Inc. (I)	22,841	250,566
Caesarstone, Ltd. (I)	6,509	186,483
Continental Building Products, Inc. (I)	9,398	217,094
CSW Industrials, Inc. (I)	4,065	149,795
Gibraltar Industries, Inc. (I)	8,422	350,776
Griffon Corp.	8,186	214,473
Insteel Industries, Inc.	4,764	169,789
Masonite International Corp. (I)	8,052	529,822
NCI Building Systems, Inc. (I)	7,256	113,556
Patrick Industries, Inc. (I)	3,868	295,128
PGT, Inc. (I)	13,175	150,854
Ply Gem Holdings, Inc. (I)	6,253	101,611
Quanex Building Products Corp.	9,275	188,283
Simpson Manufacturing Company, Inc.	11,055	483,656
Trex Company, Inc. (I)	7,883	507,665
Universal Forest Products, Inc.	5,296	541,145
		5,822,653
Commercial services and supplies - 2.4%
ABM Industries, Inc.	14,731	601,614
ACCO Brands Corp. (I)	28,620	373,491
Advanced Disposal Services, Inc. (I)	5,918	131,498
Aqua Metals, Inc. (I)	3,492	45,780
ARC Document Solutions, Inc. (I)	12,404	63,012
Brady Corp., Class A	12,224	459,011
Casella Waste Systems, Inc., Class A (I)	10,791	133,916
CECO Environmental Corp.	8,249	115,074
Deluxe Corp.	13,001	931,002
Ennis, Inc.	7,390	128,217
Essendant, Inc.	10,308	215,437
G&K Services, Inc., Class A	5,168	498,454
Healthcare Services Group, Inc.	18,879	739,490
Heritage-Crystal Clean, Inc. (I)	3,913	61,434
Herman Miller, Inc.	16,121	551,338
HNI Corp.	12,177	680,938
InnerWorkings, Inc. (I)	11,250	110,813
Interface, Inc.	17,586	326,220
Kimball International, Inc., Class B	10,344	181,641
Knoll, Inc.	12,924	360,967
Matthews International Corp., Class A	8,580	659,373
McGrath RentCorp	6,301	246,936
Mobile Mini, Inc.	12,037	364,119
MSA Safety, Inc.	8,361	579,668
Multi-Color Corp.	3,668	284,637
Quad/Graphics, Inc.	7,636	205,256
SP Plus Corp. (I)	4,691	132,052

The accompanying notes are an integral part of the financial statements.	114

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
Steelcase, Inc., Class A	23,203	$415,334
Team, Inc. (I)	7,796	305,993
Tetra Tech, Inc.	15,347	662,223
The Brink’s Company	12,044	496,815
TRC Companies, Inc. (I)	5,745	60,897
UniFirst Corp.	3,985	572,445
US Ecology, Inc.	5,948	292,344
Viad Corp.	5,258	231,878
VSE Corp.	2,450	95,158
West Corp.	11,813	292,490
		12,606,965
Construction and engineering - 0.9%
Aegion Corp. (I)	9,500	225,150
Ameresco, Inc., Class A (I)	7,205	39,628
Argan, Inc.	3,541	249,818
Comfort Systems USA, Inc.	9,890	329,337
Dycom Industries, Inc. (I)	8,182	656,933
EMCOR Group, Inc.	16,077	1,137,609
Granite Construction, Inc.	10,524	578,820
Great Lakes Dredge & Dock Corp. (I)	17,236	72,391
HC2 Holdings, Inc. (I)	9,902	58,719
IES Holdings, Inc. (I)	2,162	41,402
Layne Christensen Company (I)	5,267	57,252
MasTec, Inc. (I)	17,641	674,768
MYR Group, Inc. (I)	3,931	148,120
NV5 Global, Inc. (I)	2,066	69,004
Orion Group Holdings, Inc. (I)	7,479	74,416
Primoris Services Corp.	10,880	247,846
Tutor Perini Corp. (I)	10,134	283,752
		4,944,965
Electrical equipment - 0.7%
Atkore International Group, Inc. (I)	3,205	76,632
AZZ, Inc.	6,986	446,405
Babcock & Wilcox Enterprises, Inc. (I)	12,524	207,773
Encore Wire Corp.	5,661	245,404
Energous Corp. (I)(L)	4,173	70,315
EnerSys	11,589	905,101
Generac Holdings, Inc. (I)	17,481	712,176
General Cable Corp.	13,342	254,165
LSI Industries, Inc.	7,445	72,514
Plug Power, Inc. (I)(L)	50,639	60,767
Powell Industries, Inc.	2,510	97,890
Preformed Line Products Company	813	47,252
Sunrun, Inc. (I)(L)	17,985	95,500
Thermon Group Holdings, Inc. (I)	9,045	172,669
Vicor Corp. (I)	4,814	72,691
		3,537,254
Industrial conglomerates - 0.0%
Raven Industries, Inc.	9,747	245,624
Machinery - 3.5%
Actuant Corp., Class A	15,828	410,737
Alamo Group, Inc.	2,567	195,349
Albany International Corp., Class A	7,727	357,760
Altra Industrial Motion Corp.	6,842	252,470
American Railcar Industries, Inc. (L)	2,212	100,181
Astec Industries, Inc.	5,195	350,455
Barnes Group, Inc.	13,451	637,846
Briggs & Stratton Corp.	11,333	252,273
Chart Industries, Inc. (I)	8,212	295,796
CIRCOR International, Inc.	4,404	285,732
CLARCOR, Inc.	12,650	1,043,246

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Columbus McKinnon Corp.	5,455	$147,503
DMC Global, Inc.	4,118	65,270
Douglas Dynamics, Inc.	6,022	202,640
Energy Recovery, Inc. (I)	9,591	99,267
EnPro Industries, Inc.	5,755	387,657
ESCO Technologies, Inc.	6,716	380,461
Federal Signal Corp.	16,415	256,238
Franklin Electric Company, Inc.	12,459	484,655
FreightCar America, Inc.	3,781	56,450
Global Brass & Copper Holdings, Inc.	5,675	194,653
Graham Corp.	3,167	70,149
Harsco Corp.	21,758	295,909
Hillenbrand, Inc.	15,859	608,193
Hurco Companies, Inc.	1,833	60,672
Hyster-Yale Materials Handling, Inc.	2,583	164,718
John Bean Technologies Corp.	7,728	664,222
Joy Global, Inc.	26,369	738,332
Kadant, Inc.	2,845	174,114
Kennametal, Inc.	21,203	662,806
Lindsay Corp. (L)	2,837	211,669
Lydall, Inc. (I)	4,408	272,635
Meritor, Inc. (I)	22,229	276,084
Milacron Holdings Corp. (I)	3,988	74,296
Miller Industries, Inc.	3,386	89,560
Mueller Industries, Inc.	15,190	606,992
Mueller Water Products, Inc., Class A	41,671	554,641
Navistar International Corp. (I)	13,355	418,946
NN, Inc.	7,355	140,113
Omega Flex, Inc.	913	50,909
Proto Labs, Inc. (I)	6,643	341,118
RBC Bearings, Inc. (I)	6,101	566,234
Rexnord Corp. (I)	22,468	440,148
SPX Corp. (I)	10,932	259,307
SPX FLOW, Inc. (I)	9,631	308,770
Standex International Corp.	3,399	298,602
Sun Hydraulics Corp.	6,340	253,410
Supreme Industries, Inc., Class A	3,559	55,876
Tennant Company	4,723	336,278
The Gorman-Rupp Company	4,906	151,841
The Greenbrier Companies, Inc. (L)	7,247	301,113
The Manitowoc Company, Inc. (I)	34,584	206,812
Titan International, Inc.	11,995	134,464
TriMas Corp. (I)	12,312	289,332
Wabash National Corp.	17,304	273,749
Watts Water Technologies, Inc., Class A	7,405	482,806
Woodward, Inc.	14,156	977,472
		18,268,931
Marine - 0.1%
Costamare, Inc.	8,775	49,140
Matson, Inc.	11,686	413,568
Scorpio Bulkers, Inc. (I)(L)	16,364	82,638
		545,346
Professional services - 1.3%
Acacia Research Corp. (I)	13,996	90,974
Barrett Business Services, Inc.	1,918	122,944
CBIZ, Inc. (I)	13,443	184,169
CEB, Inc.	8,690	526,614
CRA International, Inc.	2,169	79,385
Exponent, Inc.	6,856	413,417
Franklin Covey Company (I)	2,842	57,266
FTI Consulting, Inc. (I)	11,034	497,413
GP Strategies Corp. (I)	3,650	104,390

The accompanying notes are an integral part of the financial statements.	115

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Professional services (continued)
Heidrick & Struggles International, Inc.	5,154	$124,469
Huron Consulting Group, Inc. (I)	5,849	296,252
ICF International, Inc. (I)	4,799	264,905
Insperity, Inc.	4,161	295,223
Kelly Services, Inc., Class A	7,747	177,561
Kforce, Inc.	6,722	155,278
Korn/Ferry International	15,448	454,635
Mistras Group, Inc. (I)	4,743	121,800
Navigant Consulting, Inc. (I)	12,680	331,962
On Assignment, Inc. (I)	13,675	603,888
Resources Connection, Inc.	9,964	191,807
RPX Corp. (I)	14,066	151,913
The Advisory Board Company (I)	11,134	370,206
TriNet Group, Inc. (I)	11,439	293,067
TrueBlue, Inc. (I)	11,428	281,700
WageWorks, Inc. (I)	9,745	706,513
		6,897,751
Road and rail - 0.5%
ArcBest Corp.	6,784	187,578
Celadon Group, Inc.	7,890	56,414
Covenant Transportation Group, Inc.,
Class A (I)	3,298	63,783
Heartland Express, Inc.	12,333	251,100
Knight Transportation, Inc.	17,638	582,936
Marten Transport, Ltd.	6,491	151,240
Roadrunner Transportation Systems,
Inc. (I)	8,801	91,442
Saia, Inc. (I)	6,722	296,776
Swift Transportation Company (I)	19,921	485,276
Werner Enterprises, Inc.	11,886	320,328
YRC Worldwide, Inc. (I)	9,152	121,539
		2,608,412
Trading companies and distributors - 1.1%
Aircastle, Ltd.	12,621	263,148
Applied Industrial Technologies, Inc.	9,692	575,705
Beacon Roofing Supply, Inc. (I)	15,964	735,461
BMC Stock Holdings, Inc. (I)	14,877	290,102
CAI International, Inc. (I)	4,850	42,050
DXP Enterprises, Inc. (I)	4,310	149,729
GATX Corp. (L)	10,861	668,820
GMS, Inc. (I)	1,981	58,004
H&E Equipment Services, Inc.	8,691	202,066
Kaman Corp.	6,971	341,091
Lawson Products, Inc. (I)	2,108	50,170
MRC Global, Inc. (I)	25,151	509,559
Neff Corp., Class A (I)	2,856	40,270
NOW, Inc. (I)	28,730	588,103
Rush Enterprises, Inc., Class A (I)	6,935	221,227
Rush Enterprises, Inc., Class B (I)	2,685	82,886
SiteOne Landscape Supply, Inc. (I)	3,113	108,114
Textainer Group Holdings, Ltd.	6,393	47,628
Titan Machinery, Inc. (I)	5,198	75,735
Triton International, Ltd.	10,858	171,556
Univar, Inc. (I)	11,504	326,368
Veritiv Corp. (I)	2,179	117,121
		5,664,913
		73,685,503
Information technology - 16.3%
Communications equipment - 1.8%
ADTRAN, Inc.	13,154	293,992
Applied Optoelectronics, Inc. (I)	4,594	107,683

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Communications equipment (continued)
Bel Fuse, Inc., Class B	2,674	$82,627
Black Box Corp.	4,526	69,022
CalAmp Corp. (I)	9,887	143,362
Calix, Inc. (I)	11,880	91,476
Ciena Corp. (I)	36,833	899,094
Clearfield, Inc. (I)	3,233	66,923
Comtech Telecommunications Corp.	6,520	77,262
Digi International, Inc. (I)	7,482	102,878
EMCORE Corp.	7,816	67,999
Extreme Networks, Inc. (I)	28,815	144,939
Finisar Corp. (I)	28,744	870,081
Harmonic, Inc. (I)	21,369	106,845
Infinera Corp. (I)	38,220	324,488
InterDigital, Inc.	9,270	846,815
Ixia (I)	17,327	278,965
KVH Industries, Inc. (I)	4,854	57,277
Lumentum Holdings, Inc. (I)	13,482	521,079
NETGEAR, Inc. (I)	8,681	471,812
NetScout Systems, Inc. (I)	24,023	756,725
Oclaro, Inc. (I)	30,015	268,634
Plantronics, Inc.	8,966	490,978
ShoreTel, Inc. (I)	19,098	136,551
Silicom, Ltd.	1,608	66,073
Sonus Networks, Inc. (I)	13,178	83,021
Ubiquiti Networks, Inc. (I)	6,922	400,092
ViaSat, Inc. (I)	13,851	917,213
Viavi Solutions, Inc. (I)	63,257	517,442
		9,261,348
Electronic equipment, instruments and components - 2.7%
Agilysys, Inc. (I)	4,797	49,697
Anixter International, Inc. (I)	7,800	632,190
AVX Corp.	12,374	193,406
Badger Meter, Inc.	7,434	274,686
Belden, Inc.	11,256	841,611
Benchmark Electronics, Inc. (I)	12,999	396,470
Coherent, Inc. (I)	6,449	885,996
Control4 Corp. (I)	5,821	59,374
CTS Corp.	8,555	191,632
Daktronics, Inc.	10,215	109,301
Electro Scientific Industries, Inc. (I)	7,851	46,478
ePlus, Inc. (I)	1,679	193,421
Fabrinet (I)	9,247	372,654
FARO Technologies, Inc. (I)	4,564	164,304
II-VI, Inc. (I)	15,900	471,435
Insight Enterprises, Inc. (I)	9,841	397,970
InvenSense, Inc. (I)	22,351	285,869
Itron, Inc. (I)	8,945	562,193
Kimball Electronics, Inc. (I)	7,594	138,211
Knowles Corp. (I)	23,837	398,316
Littelfuse, Inc.	5,884	893,015
Maxwell Technologies, Inc. (I)(L)	10,316	52,818
Mesa Laboratories, Inc.	840	103,110
Methode Electronics, Inc.	9,814	405,809
MTS Systems Corp.	4,556	258,325
Novanta, Inc. (I)	8,646	181,566
OSI Systems, Inc. (I)	4,733	360,276
Park Electrochemical Corp.	5,532	103,172
PC Connection, Inc.	3,089	86,770
Plexus Corp. (I)	8,911	481,550
Radisys Corp. (I)	10,840	48,021
Rogers Corp. (I)	4,806	369,149
Sanmina Corp. (I)	19,606	718,560
ScanSource, Inc. (I)	6,771	273,210

The accompanying notes are an integral part of the financial statements.	116

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and
components (continued)
SYNNEX Corp.	7,789	$942,625
Tech Data Corp. (I)	9,314	788,710
TTM Technologies, Inc. (I)	19,432	264,858
Universal Display Corp. (I)	11,141	627,238
Vishay Intertechnology, Inc.	36,156	585,727
Vishay Precision Group, Inc. (I)	3,495	66,056
		14,275,779
Internet software and services - 2.1%
2U, Inc. (I)	9,734	293,480
Actua Corp. (I)	9,826	137,564
Alarm.com Holdings, Inc. (I)	2,711	75,447
Amber Road, Inc. (I)	4,741	43,048
Angie’s List, Inc. (I)	11,079	91,180
Appfolio, Inc., Class A (I)(L)	2,257	53,829
Apptio, Inc., Class A (I)	2,281	42,267
Autobytel, Inc. (I)	2,816	37,875
Bankrate, Inc. (I)	12,928	142,854
Bazaarvoice, Inc. (I)	22,838	110,764
Benefitfocus, Inc. (I)	3,601	106,950
Blucora, Inc. (I)	10,529	155,303
Box, Inc., Class A (I)(L)	13,254	183,700
Brightcove, Inc. (I)	8,758	70,502
Carbonite, Inc. (I)	4,739	77,720
ChannelAdvisor Corp. (I)	6,308	90,520
Cimpress NV (I)	6,681	612,046
comScore, Inc. (I)	12,835	405,329
Cornerstone OnDemand, Inc. (I)	13,552	573,385
Coupa Software, Inc. (I)	2,378	59,474
DHI Group, Inc. (I)	14,698	91,863
EarthLink Holdings Corp.	29,218	164,790
Endurance International Group Holdings,
Inc. (I)(L)	16,819	156,417
Envestnet, Inc. (I)	11,185	394,271
Five9, Inc. (I)	8,589	121,878
Gogo, Inc. (I)(L)	15,609	143,915
GrubHub, Inc. (I)	21,632	813,796
GTT Communications, Inc. (I)	7,093	203,924
Hortonworks, Inc. (I)(L)	11,955	99,346
Instructure, Inc. (I)(L)	3,092	60,449
Intralinks Holdings, Inc. (I)	11,153	150,789
j2 Global, Inc.	12,602	1,030,844
Limelight Networks, Inc. (I)	22,111	55,720
Liquidity Services, Inc. (I)	7,186	70,064
LivePerson, Inc. (I)	15,072	113,794
LogMeIn, Inc.	6,743	651,037
MeetMe, Inc. (I)	10,819	53,338
MINDBODY, Inc., Class A (I)(L)	3,884	82,729
New Relic, Inc. (I)	5,980	168,935
NIC, Inc.	17,028	406,969
Q2 Holdings, Inc. (I)	6,887	198,690
QuinStreet, Inc. (I)	11,827	44,470
Quotient Technology, Inc. (I)	17,111	183,943
Reis, Inc.	2,675	59,519
RetailMeNot, Inc. (I)	10,920	101,556
Shutterstock, Inc. (I)	5,098	242,257
SPS Commerce, Inc. (I)	4,453	311,220
Stamps.com, Inc. (I)(L)	4,324	495,747
The Trade Desk, Inc., Class A (I)(L)	1,652	45,711
TrueCar, Inc. (I)	14,731	184,138
Web.com Group, Inc. (I)	11,536	243,986
WebMD Health Corp. (I)	9,957	493,568

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
Xactly Corp. (I)	6,173	$67,903
XO Group, Inc. (I)	7,013	136,403
		11,207,216
IT services - 2.0%
Acxiom Corp. (I)	20,847	558,700
Blackhawk Network Holdings, Inc. (I)	14,768	556,384
CACI International, Inc., Class A (I)	6,501	808,074
Cardtronics PLC, Class A (I)	11,997	654,676
Cass Information Systems, Inc.	2,976	218,944
Convergys Corp.	23,788	584,233
CSG Systems International, Inc.	8,609	416,676
Datalink Corp. (I)	5,746	64,700
EPAM Systems, Inc. (I)	12,870	827,670
EVERTEC, Inc.	17,175	304,856
ExlService Holdings, Inc. (I)	8,800	443,872
Forrester Research, Inc.	2,642	113,474
Lionbridge Technologies, Inc. (I)	16,871	97,852
ManTech International Corp., Class A	6,511	275,090
MAXIMUS, Inc.	17,197	959,421
MoneyGram International, Inc. (I)	8,394	99,133
NeuStar, Inc., Class A (I)	14,572	486,705
Perficient, Inc. (I)	9,684	169,373
PFSweb, Inc. (I)	4,621	39,279
Planet Payment, Inc. (I)	13,316	54,329
Science Applications International Corp.	11,270	955,696
ServiceSource International, Inc. (I)	16,935	96,191
Sykes Enterprises, Inc. (I)	10,509	303,290
Syntel, Inc.	8,901	176,151
TeleTech Holdings, Inc.	4,504	137,372
The Hackett Group, Inc.	6,132	108,291
Travelport Worldwide, Ltd.	30,759	433,702
Unisys Corp. (I)(L)	13,715	205,039
Virtusa Corp. (I)	7,699	193,399
		10,342,572
Semiconductors and semiconductor equipment - 3.8%
Acacia Communications, Inc. (I)	1,418	87,562
Advanced Energy Industries, Inc. (I)	10,502	574,985
Advanced Micro Devices, Inc. (I)	201,467	2,284,636
Alpha & Omega Semiconductor, Ltd. (I)	4,725	100,501
Ambarella, Inc. (I)(L)	8,543	462,433
Amkor Technology, Inc. (I)	26,899	283,784
Applied Micro Circuits Corp. (I)	20,471	168,886
Axcelis Technologies, Inc. (I)	8,020	116,691
Brooks Automation, Inc.	18,172	310,196
Cabot Microelectronics Corp.	6,291	397,402
Cavium, Inc. (I)	17,287	1,079,400
CEVA, Inc. (I)	5,378	180,432
Cirrus Logic, Inc. (I)	16,637	940,656
Cohu, Inc.	7,556	105,028
Diodes, Inc. (I)	10,246	263,015
DSP Group, Inc. (I)	6,405	83,585
Entegris, Inc. (I)	37,902	678,446
Exar Corp. (I)	10,922	117,739
FormFactor, Inc. (I)	18,595	208,264
GigPeak, Inc. (I)	16,355	41,215
Impinj, Inc. (I)(L)	1,709	60,396
Inphi Corp. (I)	10,734	478,951
Integrated Device Technology, Inc. (I)	36,132	851,270
Intersil Corp., Class A	35,768	797,626
IXYS Corp.	7,449	88,643
Kopin Corp. (I)	18,741	53,224

The accompanying notes are an integral part of the financial statements.	117

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor
equipment (continued)
Lattice Semiconductor Corp. (I)	32,453	$238,854
MACOM Technology Solutions
Holdings, Inc. (I)	6,250	289,250
MaxLinear, Inc., Class A (I)	14,855	323,839
Microsemi Corp. (I)	30,422	1,641,875
MKS Instruments, Inc.	14,166	841,460
Monolithic Power Systems, Inc.	10,336	846,828
Nanometrics, Inc. (I)	6,547	164,068
NeoPhotonics Corp. (I)	8,489	91,766
NVE Corp.	1,344	96,002
PDF Solutions, Inc. (I)	7,281	164,187
Photronics, Inc. (I)	17,637	199,298
Power Integrations, Inc.	7,306	495,712
Rambus, Inc. (I)	29,255	402,841
Rudolph Technologies, Inc. (I)	8,027	187,430
Semtech Corp. (I)	17,339	547,045
Sigma Designs, Inc. (I)	11,053	66,318
Silicon Laboratories, Inc. (I)	11,027	716,755
Synaptics, Inc. (I)	9,447	506,170
Tessera Holding Corp.	13,110	579,462
Ultra Clean Holdings, Inc. (I)	8,735	84,730
Ultratech, Inc. (I)	5,780	138,604
Veeco Instruments, Inc. (I)	10,606	309,165
Xcerra Corp. (I)	15,279	116,732
		19,863,357
Software - 3.4%
8x8, Inc. (I)	23,586	337,280
A10 Networks, Inc. (I)	12,139	100,875
ACI Worldwide, Inc. (I)	31,119	564,810
American Software, Inc., Class A	7,630	78,818
Aspen Technology, Inc. (I)	20,805	1,137,617
Barracuda Networks, Inc. (I)	6,025	129,116
Blackbaud, Inc.	12,653	809,792
Blackline, Inc. (I)	2,703	74,684
Bottomline Technologies (de), Inc. (I)	10,905	272,843
BroadSoft, Inc. (I)	7,875	324,844
Callidus Software, Inc. (I)	16,479	276,847
CommVault Systems, Inc. (I)	10,354	532,196
Digimarc Corp. (I)(L)	2,781	83,430
Ebix, Inc.	6,721	383,433
Ellie Mae, Inc. (I)	8,710	728,853
EnerNOC, Inc. (I)	7,842	47,052
Everbridge, Inc. (I)	2,585	47,693
Exa Corp. (I)	3,984	61,194
Fair Isaac Corp.	8,207	978,439
Gigamon, Inc. (I)	8,684	395,556
Globant SA (I)	6,841	228,147
Glu Mobile, Inc. (I)(L)	29,349	56,937
Guidance Software, Inc. (I)	6,856	48,540
HubSpot, Inc. (I)	7,763	364,861
Imperva, Inc. (I)	7,766	298,214
Jive Software, Inc. (I)	17,513	76,182
Mentor Graphics Corp.	28,508	1,051,660
MicroStrategy, Inc., Class A (I)	2,530	499,422
Mitek Systems, Inc. (I)	8,245	50,707
MobileIron, Inc. (I)	13,500	50,625
Model N, Inc. (I)	7,019	62,118
Monotype Imaging Holdings, Inc.	10,970	217,755
Park City Group, Inc. (I)(L)	3,765	47,816
Paycom Software, Inc. (I)	11,779	535,827
Paylocity Holding Corp. (I)	5,886	176,639
Pegasystems, Inc.	9,674	348,264

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
Progress Software Corp.	13,448	$429,395
Proofpoint, Inc. (I)	10,930	772,205
PROS Holdings, Inc. (I)	6,921	148,940
QAD, Inc., Class A	2,525	76,760
Qualys, Inc. (I)	7,348	232,564
Rapid7, Inc. (I)(L)	5,794	70,513
RealPage, Inc. (I)	14,456	433,680
RingCentral, Inc., Class A (I)	15,785	325,171
Rosetta Stone, Inc. (I)	5,716	50,930
Sapiens International Corp. NV	6,265	89,840
Silver Spring Networks, Inc. (I)	10,506	139,835
Synchronoss Technologies, Inc. (I)	11,102	425,207
Take-Two Interactive Software, Inc. (I)	22,131	1,090,837
Tangoe, Inc. (I)	7,969	62,796
Telenav, Inc. (I)	10,054	70,881
The Rubicon Project, Inc. (I)	10,891	80,811
TiVo Corp. (I)	31,210	652,289
Varonis Systems, Inc. (I)	2,902	77,774
VASCO Data Security International,
Inc. (I)	8,489	115,875
Verint Systems, Inc. (I)	16,636	586,419
Workiva, Inc. (I)	6,190	84,494
Zendesk, Inc. (I)	21,840	463,008
Zix Corp. (I)	16,060	79,336
		18,038,646
Technology hardware, storage and peripherals - 0.5%
3D Systems Corp. (I)(L)	28,808	382,858
Avid Technology, Inc. (I)	9,931	43,696
Cray, Inc. (I)	10,987	227,431
Diebold Nixdorf, Inc.	18,439	463,741
Eastman Kodak Company (I)	4,785	74,168
Electronics For Imaging, Inc. (I)	12,579	551,715
Immersion Corp. (I)	7,955	84,562
Nimble Storage, Inc. (I)(L)	17,748	140,564
Pure Storage, Inc., Class A (I)(L)	18,349	207,527
Stratasys, Ltd. (I)	13,226	218,758
Super Micro Computer, Inc. (I)	10,363	290,682
USA Technologies, Inc. (I)(L)	10,221	43,950
		2,729,652
		85,718,570
Materials - 4.7%
Chemicals - 2.4%
A. Schulman, Inc.	7,777	260,141
American Vanguard Corp.	7,845	150,232
Balchem Corp.	8,477	711,390
Calgon Carbon Corp.	13,559	230,503
Chase Corp.	1,854	154,902
Chemtura Corp. (I)	16,987	563,968
Codexis, Inc. (I)	10,116	46,534
Ferro Corp. (I)	22,305	319,631
Flotek Industries, Inc. (I)(L)	14,993	140,784
FutureFuel Corp.	6,946	96,549
GCP Applied Technologies, Inc. (I)	18,986	507,876
Hawkins, Inc.	2,658	143,399
HB Fuller Company	13,389	646,823
Ingevity Corp. (I)	11,417	626,337
Innophos Holdings, Inc.	5,073	265,115
Innospec, Inc.	6,335	433,948
KMG Chemicals, Inc.	2,494	96,992
Koppers Holdings, Inc. (I)	5,469	220,401
Kraton Corp. (I)	7,913	225,362
Kronos Worldwide, Inc.	6,074	72,524

The accompanying notes are an integral part of the financial statements.	118

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
LSB Industries, Inc. (I)	6,018	$50,672
Minerals Technologies, Inc.	9,286	717,344
Olin Corp.	44,301	1,134,549
OMNOVA Solutions, Inc. (I)	11,778	117,780
PolyOne Corp.	22,458	719,554
Quaker Chemical Corp.	3,428	438,578
Rayonier Advanced Materials, Inc.	11,746	181,593
Sensient Technologies Corp.	11,819	928,737
Stepan Company	5,220	425,326
The Chemours Company	49,057	1,083,669
Trecora Resources (I)	5,829	80,732
Tredegar Corp.	6,962	167,088
Trinseo SA	7,167	425,003
Tronox, Ltd., Class A	17,463	180,044
		12,564,080
Construction materials - 0.3%
Forterra, Inc. (I)	5,001	108,322
Headwaters, Inc. (I)	19,512	458,922
Summit Materials, Inc., Class A (I)	20,713	492,768
U.S. Concrete, Inc. (I)	3,824	250,472
United States Lime & Minerals, Inc.	609	46,132
		1,356,616
Containers and packaging - 0.1%
AEP Industries, Inc.	1,092	126,781
Greif, Inc., Class A	6,936	355,886
Greif, Inc., Class B	1,453	98,150
Multi Packaging Solutions International,
Ltd. (I)	6,080	86,701
Myers Industries, Inc.	6,415	91,735
UFP Technologies, Inc. (I)	1,988	50,595
		809,848
Metals and mining - 1.3%
AK Steel Holding Corp. (I)	83,586	853,413
Allegheny Technologies, Inc. (L)	29,185	464,917
Ampco-Pittsburgh Corp.	2,583	43,265
Carpenter Technology Corp.	12,454	450,461
Century Aluminum Company (I)	13,321	114,028
Cliffs Natural Resources, Inc. (I)	59,192	497,805
Coeur Mining, Inc. (I)	48,141	437,602
Commercial Metals Company	30,687	668,363
Ferroglobe PLC	17,737	192,092
Gold Resource Corp.	14,485	63,010
Haynes International, Inc.	3,392	145,822
Hecla Mining Company	101,460	531,650
Kaiser Aluminum Corp.	4,721	366,774
Materion Corp.	5,316	210,514
Olympic Steel, Inc.	2,630	63,725
Real Industry, Inc. (I)	7,973	48,635
Ryerson Holding Corp. (I)	3,323	44,362
Schnitzer Steel Industries, Inc., Class A	6,946	178,512
Stillwater Mining Company (I)	32,753	527,651
SunCoke Energy, Inc. (I)	17,427	197,622
TimkenSteel Corp. (I)	10,536	163,097
Worthington Industries, Inc.	11,986	568,616
		6,831,936
Paper and forest products - 0.6%
Boise Cascade Company (I)	10,671	240,098
Clearwater Paper Corp. (I)	4,557	298,711
Deltic Timber Corp.	2,938	226,432
KapStone Paper and Packaging Corp.	23,279	513,302
Louisiana-Pacific Corp. (I)	38,398	726,874

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Paper and forest products (continued)
Neenah Paper, Inc.	4,374	$372,665
PH Glatfelter Company	11,774	281,281
Schweitzer-Mauduit International, Inc.	8,174	372,162
		3,031,525
		24,594,005
Real estate - 7.6%
Equity real estate investment trusts - 7.1%
Acadia Realty Trust	21,250	694,450
Agree Realty Corp.	6,543	301,305
Alexander’s, Inc.	569	242,889
American Assets Trust, Inc.	10,483	451,608
Armada Hoffler Properties, Inc.	9,212	134,219
Ashford Hospitality Prime, Inc.	6,848	93,475
Ashford Hospitality Trust, Inc.	21,814	169,277
Bluerock Residential Growth REIT, Inc.	6,031	82,745
CareTrust REIT, Inc.	17,242	264,147
CatchMark Timber Trust, Inc., Class A	11,861	133,555
CBL & Associates Properties, Inc.	45,325	521,238
Cedar Realty Trust, Inc.	23,782	155,296
Chatham Lodging Trust	10,279	211,233
Chesapeake Lodging Trust	16,116	416,760
City Office REIT, Inc.	6,543	86,171
Colony Starwood Homes	17,365	500,286
Community Healthcare Trust, Inc.	3,740	86,132
CorEnergy Infrastructure Trust, Inc.	3,355	117,022
CoreSite Realty Corp.	8,878	704,647
Cousins Properties, Inc.	90,833	772,989
DiamondRock Hospitality Company	53,697	619,126
DuPont Fabros Technology, Inc.	19,793	869,506
Easterly Government Properties, Inc.	8,640	172,973
EastGroup Properties, Inc.	8,371	618,115
Education Realty Trust, Inc.	19,431	821,931
Farmland Partners, Inc.	4,939	55,119
FelCor Lodging Trust, Inc.	37,026	296,578
First Industrial Realty Trust, Inc.	30,723	861,780
First Potomac Realty Trust	16,549	181,543
Four Corners Property Trust, Inc.	15,383	315,659
Franklin Street Properties Corp.	27,746	359,588
Getty Realty Corp.	6,932	176,697
Gladstone Commercial Corp.	6,961	139,916
Global Medical REIT, Inc.	4,403	39,275
Global Net Lease, Inc.	46,881	367,078
Government Properties Income Trust	18,930	360,900
Gramercy Property Trust	112,964	1,037,010
Healthcare Realty Trust, Inc.	30,193	915,452
Hersha Hospitality Trust	11,230	241,445
Hudson Pacific Properties, Inc.	28,519	991,891
Independence Realty Trust, Inc.	16,159	144,138
InfraREIT, Inc.	5,079	90,965
Investors Real Estate Trust	33,961	242,142
iStar, Inc. (I)	18,566	229,661
Kite Realty Group Trust	22,240	522,195
LaSalle Hotel Properties	28,441	866,597
Lexington Realty Trust	61,550	664,740
LTC Properties, Inc.	9,994	469,518
Mack-Cali Realty Corp.	23,883	693,085
MedEquities Realty Trust, Inc.	6,203	68,853
Medical Properties Trust, Inc.	78,517	965,759
Monmouth Real Estate Investment Corp.	17,804	271,333
Monogram Residential Trust, Inc.	44,721	483,881
National Health Investors, Inc.	9,851	730,649
National Storage Affiliates Trust	9,209	203,243

The accompanying notes are an integral part of the financial statements.	119

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
New Senior Investment Group, Inc.	20,782	$203,456
New York REIT, Inc.	44,901	454,398
NexPoint Residential Trust, Inc.	4,885	109,131
NorthStar Realty Europe Corp.	15,106	189,882
One Liberty Properties, Inc.	4,026	101,133
Parkway, Inc. (I)	11,454	254,852
Pebblebrook Hotel Trust	19,155	569,861
Pennsylvania Real Estate
Investment Trust	18,559	351,879
Physicians Realty Trust	36,028	683,091
Potlatch Corp.	11,081	461,524
Preferred Apartment Communities, Inc.,
Class A	6,751	100,657
PS Business Parks, Inc.	5,103	594,602
QTS Realty Trust, Inc., Class A	12,367	614,022
RAIT Financial Trust	27,170	91,291
Ramco-Gershenson Properties Trust	21,236	352,093
Retail Opportunity Investments Corp.	28,841	609,410
Rexford Industrial Realty, Inc.	17,575	407,564
RLJ Lodging Trust	32,593	798,203
Ryman Hospitality Properties	11,539	727,072
Sabra Health Care REIT, Inc.	17,496	427,252
Saul Centers, Inc.	2,716	180,913
Select Income REIT	17,046	429,559
Seritage Growth Properties	6,653	284,150
Silver Bay Realty Trust Corp.	9,180	157,345
STAG Industrial, Inc.	20,473	488,691
Summit Hotel Properties, Inc.	23,271	373,034
Sunstone Hotel Investors, Inc.	57,944	883,646
Terreno Realty Corp.	11,992	341,652
The GEO Group, Inc.	19,903	715,115
Tier REIT, Inc.	12,940	225,027
UMH Properties, Inc.	7,620	114,681
Universal Health Realty Income Trust	3,326	218,152
Urban Edge Properties	23,915	657,902
Urstadt Biddle Properties, Inc., Class A	8,007	193,049
Washington Prime Group, Inc.	50,167	522,238
Washington Real Estate Investment Trust	19,580	640,070
Whitestone REIT	8,252	118,664
Xenia Hotels & Resorts, Inc.	27,784	539,565
		37,412,611
Real estate management and development - 0.5%
Alexander & Baldwin, Inc.	12,527	562,086
Altisource Portfolio Solutions SA (I)	3,210	85,354
AV Homes, Inc. (I)	3,425	54,115
Consolidated-Tomoka Land Company	1,241	66,294
Forestar Group, Inc. (I)	9,514	126,536
FRP Holdings, Inc. (I)	1,926	72,610
HFF, Inc., Class A	9,812	296,813
Kennedy-Wilson Holdings, Inc.	22,253	456,187
Marcus & Millichap, Inc. (I)	4,095	109,418
RE/MAX Holdings, Inc., Class A	4,668	261,408
Stratus Properties, Inc. (I)	1,787	58,524
Tejon Ranch Company (I)	3,952	100,499
The RMR Group, Inc., Class A	1,750	69,125
The St. Joe Company (I)	13,836	262,884
		2,581,853
		39,994,464
Telecommunication services - 0.7%
Diversified telecommunication services - 0.6%
ATN International, Inc.	2,849	228,290
Cincinnati Bell, Inc. (I)	11,420	255,237

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Diversified telecommunication services (continued)
Cogent Communications Holdings, Inc.	11,043	$456,628
Consolidated Communications
Holdings, Inc.	13,228	355,172
FairPoint Communications, Inc. (I)	5,713	106,833
General Communication, Inc., Class A (I)	7,504	145,953
Globalstar, Inc. (I)(L)	102,763	162,366
Hawaiian Telcom Holdco, Inc. (I)	1,915	47,454
IDT Corp., Class B	4,635	85,933
Inteliquent, Inc.	8,881	203,553
Iridium Communications, Inc. (I)	22,716	218,074
Lumos Networks Corp. (I)	5,523	86,269
ORBCOMM, Inc. (I)	18,388	152,069
pdvWireless, Inc. (I)(L)	2,865	64,606
Straight Path Communications, Inc.,
Class B (I)(L)	2,610	88,505
Vonage Holdings Corp. (I)	51,350	351,748
Windstream Holdings, Inc. (L)	25,582	187,516
		3,196,206
Wireless telecommunication services - 0.1%
Boingo Wireless, Inc. (I)	10,131	123,497
Leap Wireless International, Inc. (I)	14,224	44,806
Shenandoah
Telecommunications Company	12,488	340,922
Spok Holdings, Inc.	5,939	123,234
		632,459
		3,828,665
Utilities - 3.5%
Electric utilities - 1.1%
ALLETE, Inc.	13,201	847,372
El Paso Electric Company	10,936	508,524
IDACORP, Inc.	13,409	1,080,095
MGE Energy, Inc.	9,379	612,449
Otter Tail Corp.	10,260	418,608
PNM Resources, Inc.	21,342	732,031
Portland General Electric Company	23,738	1,028,568
Spark Energy, Inc., Class A (L)	1,394	42,238
The Empire District Electric Company	11,629	396,433
		5,666,318
Gas utilities - 1.1%
Chesapeake Utilities Corp.	4,226	282,931
Delta Natural Gas Company, Inc.	2,275	66,726
New Jersey Resources Corp.	22,799	809,365
Northwest Natural Gas Company	7,297	436,361
ONE Gas, Inc.	13,675	874,653
South Jersey Industries, Inc.	21,354	719,416
Southwest Gas Holdings, Inc.	12,540	960,815
Spire, Inc.	11,830	763,627
WGL Holdings, Inc.	13,481	1,028,331
		5,942,225
Independent power and renewable electricity
producers - 0.5%
Atlantic Power Corp. (I)	35,120	87,800
Atlantica Yield PLC	16,060	310,761
Dynegy, Inc. (I)	31,937	270,187
NRG Yield, Inc., Class A	9,412	144,568
NRG Yield, Inc., Class C	17,431	275,410
Ormat Technologies, Inc.	10,451	560,383
Pattern Energy Group, Inc.	18,156	344,782
TerraForm Global, Inc., Class A (I)	26,409	104,316
TerraForm Power, Inc., Class A (I)(L)	23,425	300,074
		2,398,281

The accompanying notes are an integral part of the financial statements.	120

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Multi-utilities - 0.5%
Avista Corp.	16,627	$664,914
Black Hills Corp.	13,735	842,505
NorthWestern Corp.	12,930	735,329
Unitil Corp.	3,805	172,519
		2,415,267
Water utilities - 0.3%
American States Water Company	9,925	452,183
AquaVenture Holdings, Ltd. (I)	2,170	53,230
Artesian Resources Corp., Class A	2,547	81,351
California Water Service Group	12,901	437,344
Connecticut Water Service, Inc.	2,973	166,042
Consolidated Water Company, Ltd.	4,882	52,970
Middlesex Water Company	4,277	183,654
SJW Corp.	4,394	245,976
York Water Company	3,648	139,354
		1,812,104
		18,234,195
TOTAL COMMON STOCKS (Cost $356,498,339)		$504,890,657

WARRANTS - 0.0%
Education Management Corp. (Expiration
Date: 01/05/2022) (I)(N)	7,794	44
Imperial Holdings, Inc. (Expiration Date:
04/11/2019) (I)(N)	1,261	3
TOTAL WARRANTS (Cost $0)		$47

SECURITIES LENDING COLLATERAL - 3.8%
John Hancock
Collateral Trust, 0.7390% (W)(Y)	2,018,243	20,195,545
TOTAL SECURITIES LENDING
COLLATERAL (Cost $20,197,369)		$20,195,545

SHORT-TERM INVESTMENTS - 4.1%
Repurchase agreement - 4.1%
Repurchase Agreement with State Street
Corp. dated 12/30/2016 at 0.030% to be
repurchased at $21,550,072 on
01/03/2017, collateralized by
$19,420,000 U.S. Treasury Bonds,
3.750% due 11/15/2043 (valued at
$21,982,022, including interest)	$21,550,000	21,550,000
TOTAL SHORT-TERM INVESTMENTS (Cost $21,550,000)		$21,550,000
Total Investments (Small Cap Index Trust)
(Cost $398,245,708) - 104.1%		$546,636,249
Other assets and liabilities, net - (4.1%)		(21,579,033)
TOTAL NET ASSETS - 100.0%		$525,057,216

Small Cap Opportunities Trust
	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 98.8%
Consumer discretionary - 12.6%
Auto components - 1.1%
American Axle & Manufacturing
Holdings, Inc. (I)	2,820	$54,426
Cooper Tire & Rubber Company	5,058	196,503
Cooper-Standard Holding, Inc. (I)	1,311	135,531
Dana, Inc.	3,023	57,377

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Auto components (continued)
Federal-Mogul Holdings Corp. (I)	946	$9,753
Gentex Corp.	15,707	309,271
Modine Manufacturing Company (I)	6,862	102,244
Motorcar Parts of America, Inc. (I)	854	22,990
Shiloh Industries, Inc. (I)	1,515	10,469
Spartan Motors, Inc.	7,540	69,745
Standard Motor Products, Inc.	3,063	163,013
Strattec Security Corp.	924	37,237
Superior Industries International, Inc.	3,067	80,815
Tower International, Inc.	1,010	28,634
Visteon Corp.	14,702	1,181,159
VOXX International Corp. (I)	3,131	14,716
		2,473,883
Automobiles - 0.0%
Thor Industries, Inc.	585	58,529
Winnebago Industries, Inc.	1,336	42,284
		100,813
Distributors - 0.1%
Core-Mark Holding Company, Inc.	3,160	136,101
Weyco Group, Inc.	1,316	41,191
		177,292
Diversified consumer services - 0.9%
American Public Education, Inc. (I)	112	2,750
Apollo Education Group, Inc. (I)	1,506	14,909
Ascent Capital Group, Inc., Class A (I)	3,168	51,512
Bridgepoint Education, Inc. (I)	3,463	35,080
Career Education Corp. (I)	16,001	161,450
Carriage Services, Inc.	1,797	51,466
DeVry Education Group, Inc.	4,741	147,919
Graham Holdings Company, Class B	516	264,166
Houghton Mifflin Harcourt Company (I)	3,821	41,458
K12, Inc. (I)	1,642	28,177
Lincoln Educational Services Corp. (I)	1,100	2,112
Regis Corp. (I)	4,970	72,164
ServiceMaster Global Holdings, Inc. (I)	29,072	1,095,142
Universal Technical Institute, Inc.	3,087	8,983
		1,977,288
Hotels, restaurants and leisure - 2.4%
Ark Restaurants Corp.	64	1,552
Belmond, Ltd., Class A (I)	11,516	153,739
BFC Financial Corp., Class A	1,301	6,351
Biglari Holdings, Inc. (I)	1	473
Boyd Gaming Corp. (I)	59,427	1,198,643
Canterbury Park Holding Corp.	200	2,080
Del Frisco’s Restaurant Group, Inc. (I)	609	10,353
Del Taco Restaurants, Inc. (I)	698	9,856
Dover Motorsports, Inc.	400	920
Gaming Partners International Corp.	800	9,448
ILG, Inc.	9,821	178,448
International Game Technology PLC	16,628	424,347
International Speedway Corp., Class A	2,111	77,685
Intrawest Resorts Holdings, Inc. (I)	1,732	30,916
La Quinta Holdings, Inc. (I)	1,999	28,406
Luby’s, Inc. (I)	6,251	26,754
Marriott Vacations Worldwide Corp.	2,957	250,901
Monarch Casino & Resort, Inc. (I)	1,278	32,947
Panera Bread Company, Class A (I)	4,882	1,001,249
Papa John’s International, Inc.	14,961	1,280,362
RCI Hospitality Holdings, Inc.	2,439	41,707
Red Lion Hotels Corp. (I)	3,000	25,050
Red Robin Gourmet Burgers, Inc. (I)	743	41,905

The accompanying notes are an integral part of the financial statements.	121

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Ruby Tuesday, Inc. (I)	9,400	$30,362
Speedway Motorsports, Inc.	5,924	128,373
The Marcus Corp.	3,316	104,454
The Wendy’s Company	21,396	289,274
		5,386,555
Household durables - 2.9%
Bassett Furniture Industries, Inc.	2,333	70,923
Beazer Homes USA, Inc. (I)	49,192	654,254
CalAtlantic Group, Inc.	9,544	324,591
Cavco Industries, Inc. (I)	606	60,509
Century Communities, Inc. (I)	549	11,529
CSS Industries, Inc.	976	26,420
Emerson Radio Corp. (I)	4,869	5,112
Ethan Allen Interiors, Inc.	1,706	62,866
Flexsteel Industries, Inc.	1,750	107,923
Harman International Industries, Inc.	3,900	433,524
Helen of Troy, Ltd. (I)	15,431	1,303,148
Hooker Furniture Corp.	2,555	96,962
iRobot Corp. (I)	643	37,583
La-Z-Boy, Inc.	43,837	1,361,139
Libbey, Inc.	516	10,041
Lifetime Brands, Inc.	2,931	52,025
M/I Homes, Inc. (I)	2,195	55,270
MDC Holdings, Inc.	4,439	113,915
Meritage Homes Corp. (I)	3,432	119,434
NACCO Industries, Inc., Class A	700	63,385
PulteGroup, Inc.	31,820	584,852
Skyline Corp. (I)	1,252	19,356
Taylor Morrison Home Corp., Class A (I)	1,532	29,506
Toll Brothers, Inc. (I)	15,015	465,465
TopBuild, Corp. (I)	2,306	82,094
TRI Pointe Group, Inc. (I)	13,897	159,538
Universal Electronics, Inc. (I)	100	6,455
WCI Communities, Inc. (I)	24	563
William Lyon Homes, Class A (I)(L)	1,692	32,199
		6,350,581
Internet and direct marketing retail - 0.1%
1-800-Flowers.com, Inc., Class A (I)	2,824	30,217
FTD Companies, Inc. (I)	1,454	34,663
Liberty TripAdvisor Holdings, Inc.,
Class A (I)	4,522	68,056
Overstock.com, Inc. (I)	700	12,250
		145,186
Leisure products - 0.2%
Arctic Cat, Inc. (I)	1,041	15,636
Callaway Golf Company	9,628	105,523
Escalade, Inc.	3,529	46,583
JAKKS Pacific, Inc. (I)(L)	2,278	11,732
Johnson Outdoors, Inc., Class A	2,170	86,127
Vista Outdoor, Inc. (I)	2,526	93,209
		358,810
Media - 1.0%
A H Belo Corp., Class A	4,238	26,911
AMC Entertainment Holdings, Inc., Class A	1,135	38,193
Ballantyne Strong, Inc. (I)	1,114	8,912
Beasley Broadcast Group, Inc., Class A	502	3,112
Cumulus Media, Inc. (I)	1,893	1,931
Entercom Communications Corp., Class A	5,660	86,598
Gannett Company, Inc.	8,543	82,953
Global Eagle Entertainment, Inc. (I)(L)	1,300	8,398
Gray Television, Inc. (I)	7,587	82,319

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Media (continued)
Harte-Hanks, Inc.	8,315	$12,556
Media General, Inc. (I)	292	5,498
Meredith Corp.	3,097	183,188
New Media Investment Group, Inc.	2,560	40,934
News Corp., Class A	32,444	371,808
News Corp., Class B	10,765	127,027
Radio One, Inc., Class D (I)	2,400	6,960
Reading International, Inc., Class A (I)	1,100	18,260
Salem Media Group, Inc.	4,439	27,744
Scholastic Corp.	2,233	106,045
TEGNA, Inc.	19,139	409,383
The EW Scripps Company, Class A (I)	5,843	112,945
The Madison Square Garden Company,
Class A (I)	1,473	252,634
The McClatchy Company, Class A (I)	844	11,124
The New York Times Company, Class A	10,713	142,483
Time, Inc.	7,065	126,110
		2,294,026
Multiline retail - 0.2%
Dillard’s, Inc., Class A (L)	3,429	214,964
Fred’s, Inc., Class A (L)	2,000	37,120
Gordmans Stores, Inc. (I)	3,030	2,076
J.C. Penney Company, Inc. (I)(L)	23,315	193,748
Ollie’s Bargain Outlet Holdings, Inc. (I)	1,904	54,169
Tuesday Morning Corp. (I)	2,100	11,340
		513,417
Specialty retail - 2.9%
Aaron’s, Inc.	7,340	234,807
Abercrombie & Fitch Company, Class A	4,087	49,044
America’s Car-Mart, Inc. (I)	819	35,831
American Eagle Outfitters, Inc.	60,935	924,384
Ascena Retail Group, Inc. (I)	11,786	72,955
AutoNation, Inc. (I)	8,182	398,054
Barnes & Noble Education, Inc. (I)	6,174	70,816
Barnes & Noble, Inc.	6,995	77,994
Bed Bath & Beyond, Inc.	4,342	176,459
Big 5 Sporting Goods Corp.	2,004	34,769
Build-A-Bear Workshop, Inc. (I)	2,470	33,963
Caleres, Inc.	5,467	179,427
Christopher & Banks Corp. (I)	488	1,142
Citi Trends, Inc.	3,192	60,137
Conn’s, Inc. (I)	76	961
DSW, Inc., Class A	6,370	144,281
Express, Inc. (I)	3,676	39,554
GameStop Corp., Class A	10,093	254,949
Genesco, Inc. (I)	2,034	126,311
Group 1 Automotive, Inc.	2,247	175,131
Guess?, Inc.	6,368	77,053
Haverty Furniture Companies, Inc.	1,920	45,504
Lithia Motors, Inc., Class A	349	33,794
MarineMax, Inc. (I)	3,599	69,641
New York & Company, Inc. (I)	5,638	12,798
Office Depot, Inc.	33,557	151,678
Party City Holdco, Inc. (I)	633	8,989
Penske Automotive Group, Inc.	8,306	430,583
Perfumania Holdings, Inc. (I)	848	1,272
Rent-A-Center, Inc.	6,831	76,849
Sally Beauty Holdings, Inc. (I)	32,269	852,547
Shoe Carnival, Inc.	2,051	55,336
Sonic Automotive, Inc., Class A	1,811	41,472
Stage Stores, Inc. (L)	5,877	25,682
Staples, Inc.	28,115	254,441

The accompanying notes are an integral part of the financial statements.	122

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Tandy Leather Factory, Inc. (I)	1,690	$13,689
The Cato Corp., Class A	1,957	58,867
The Children’s Place, Inc.	292	29,477
The Finish Line, Inc., Class A	3,829	72,023
The Michaels Companies, Inc. (I)	48,294	987,612
Trans World Entertainment Corp. (I)	6,243	20,290
Vitamin Shoppe, Inc. (I)	1,983	47,096
West Marine, Inc. (I)	5,421	56,758
Zumiez, Inc. (I)	1,598	34,916
		6,549,336
Textiles, apparel and luxury goods - 0.8%
Columbia Sportswear Company	17,224	1,004,159
Deckers Outdoor Corp. (I)	2,831	156,809
Delta Apparel, Inc. (I)	500	10,365
Fossil Group, Inc. (I)	1,707	44,143
G-III Apparel Group, Ltd. (I)	2,651	78,364
Iconix Brand Group, Inc. (I)	5,365	50,109
Lakeland Industries, Inc. (I)	1,110	11,544
Movado Group, Inc.	1,758	50,543
Perry Ellis International, Inc. (I)	2,088	52,012
Rocky Brands, Inc.	1,478	17,071
Superior Uniform Group, Inc.	663	13,008
Unifi, Inc. (I)	2,910	94,953
Vera Bradley, Inc. (I)	518	6,071
Wolverine World Wide, Inc.	6,487	142,390
		1,731,541
		28,058,728
Consumer staples - 2.6%
Beverages - 0.1%
Craft Brew Alliance, Inc. (I)	2,909	49,162
MGP Ingredients, Inc.	2,764	138,145
		187,307
Food and staples retailing - 0.4%
Ingles Markets, Inc., Class A	2,495	120,010
Smart & Final Stores, Inc. (I)	429	6,049
SpartanNash Company	4,194	165,831
The Andersons, Inc.	3,784	169,145
The Chefs’ Warehouse, Inc. (I)	804	12,703
United Natural Foods, Inc. (I)	3,818	182,195
Village Super Market, Inc., Class A	685	21,167
Weis Markets, Inc.	3,071	205,266
		882,366
Food products - 1.8%
Alico, Inc.	341	9,258
Cal-Maine Foods, Inc. (L)	300	13,253
Darling Ingredients, Inc. (I)	13,547	174,892
Dean Foods Company	8,717	189,856
Fresh Del Monte Produce, Inc.	177	10,732
Ingredion, Inc.	1,844	230,426
John B. Sanfilippo & Son, Inc.	1,542	108,541
Landec Corp. (I)	3,130	43,194
Limoneira Company	199	4,280
Omega Protein Corp. (I)	3,135	78,532
Pinnacle Foods, Inc.	30,631	1,637,227
Post Holdings, Inc. (I)	3,890	312,717
Sanderson Farms, Inc.	2,059	194,040
Seaboard Corp. (I)	58	229,215
Seneca Foods Corp., Class A (I)	1,409	56,430
TreeHouse Foods, Inc. (I)	10,667	770,051
		4,062,644

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Household products - 0.1%
Central Garden & Pet Company (I)	2,553	$84,479
Central Garden & Pet Company,
Class A (I)	7,962	246,026
Oil-Dri Corp. of America	531	20,290
Orchids Paper Products Company (L)	1,176	30,788
		381,583
Personal products - 0.1%
Inter Parfums, Inc.	1,604	52,531
Mannatech, Inc.	276	5,603
Natural Alternatives International, Inc. (I)	200	2,260
Nutraceutical International Corp.	1,493	52,180
		112,574
Tobacco - 0.1%
Universal Corp.	2,175	138,656
		5,765,130
Energy - 7.4%
Energy equipment and services - 3.2%
Archrock, Inc.	12,331	162,769
Atwood Oceanics, Inc.	6,364	83,559
Bristow Group, Inc.	3,350	68,608
Dawson Geophysical Company (I)	3,760	30,230
Dril-Quip, Inc. (I)	3,034	182,192
ENGlobal Corp. (I)	4,600	10,994
Era Group, Inc. (I)	4,560	77,383
Exterran Corp. (I)	4,737	113,214
FMC Technologies, Inc. (I)	6,243	221,814
Forum Energy Technologies, Inc. (I)	63,901	1,405,822
Gulf Island Fabrication, Inc.	3,019	35,926
Gulfmark Offshore, Inc., Class A (I)(L)	5,053	8,843
Helix Energy Solutions Group, Inc. (I)	11,518	101,589
Helmerich & Payne, Inc. (L)	3,224	249,538
Hornbeck Offshore Services, Inc. (I)	5,300	38,266
Matrix Service Company (I)	2,731	61,994
McDermott International, Inc. (I)	20,409	150,823
Mitcham Industries, Inc. (I)	2,431	10,089
Nabors Industries, Ltd.	33,513	549,613
Natural Gas Services Group, Inc. (I)	2,620	84,233
Newpark Resources, Inc. (I)	12,359	92,693
Noble Corp. PLC (L)	16,058	95,063
Oceaneering International, Inc.	8,109	228,755
Oil States International, Inc. (I)	4,041	157,599
Pacific Drilling SA (I)(L)	3,449	14,003
Parker Drilling Company (I)	22,288	57,949
Patterson-UTI Energy, Inc.	15,276	411,230
PHI, Inc. (I)	2,850	51,357
PHI, Inc. (I)	443	7,575
Pioneer Energy Services Corp. (I)	13,400	91,790
Rowan Companies PLC, Class A (I)	12,998	245,516
SEACOR Holdings, Inc. (I)	2,419	172,426
Superior Energy Services, Inc.	66,359	1,120,140
Tesco Corp. (I)	9,436	77,847
TETRA Technologies, Inc. (I)	6,884	34,558
Tidewater, Inc. (I)(L)	8,035	27,399
Transocean, Ltd. (I)	29,297	431,838
Unit Corp. (I)	6,259	168,179
		7,133,416
Oil, gas and consumable fuels - 4.2%
Adams Resources & Energy, Inc.	724	28,707
Alon USA Energy, Inc.	7,477	85,088
Bill Barrett Corp. (I)	4,721	33,000
Callon Petroleum Company (I)	4,869	74,837

The accompanying notes are an integral part of the financial statements.	123

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Clayton Williams Energy, Inc. (I)(L)	1,047	$124,865
Clean Energy Fuels Corp. (I)	2,465	7,050
Cloud Peak Energy, Inc. (I)	3,741	20,987
CONSOL Energy, Inc.	18,164	331,130
Contango Oil & Gas Company (I)	3,786	35,361
CVR Energy, Inc. (L)	2,759	70,051
Delek US Holdings, Inc.	6,414	154,385
Denbury Resources, Inc. (I)	38,287	140,896
DHT Holdings, Inc.	3,733	15,455
Dorian LPG, Ltd. (I)	56	460
Energen Corp. (I)	22,548	1,300,343
GasLog, Ltd.	1,604	25,824
Green Plains, Inc.	5,268	146,714
HollyFrontier Corp.	6,544	214,381
International Seaways, Inc. (I)	286	4,015
Kosmos Energy, Ltd. (I)	9,831	68,915
Murphy Oil Corp.	10,168	316,530
Newfield Exploration Company (I)	28,812	1,166,886
Oasis Petroleum, Inc. (I)	18,941	286,767
Overseas Shipholding Group, Inc., Class A	861	3,298
Panhandle Oil and Gas, Inc., Class A	2,065	48,631
Parsley Energy, Inc., Class A (I)	29,809	1,050,469
PBF Energy, Inc., Class A	8,081	225,298
PDC Energy, Inc. (I)	514	37,306
QEP Resources, Inc. (I)	11,219	206,542
Renewable Energy Group, Inc. (I)	2,214	21,476
Rice Energy, Inc. (I)	1,851	39,519
RSP Permian, Inc. (I)	36,344	1,621,669
Scorpio Tankers, Inc.	16,932	76,702
SemGroup Corp., Class A	4,555	190,171
Ship Finance International, Ltd. (L)	1,300	19,305
SM Energy Company	3,464	119,439
Synergy Resources Corp. (I)	6,189	55,144
Targa Resources Corp.	1,351	75,751
Teekay Corp. (L)	286	2,297
Teekay Tankers, Ltd., Class A	1,778	4,018
Western Refining, Inc.	7,063	267,335
Whiting Petroleum Corp. (I)	15,073	181,177
World Fuel Services Corp.	1,795	82,408
WPX Energy, Inc. (I)	23,450	341,667
		9,322,269
		16,455,685
Financials - 22.1%
Banks - 12.5%
1st Source Corp.	2,973	132,774
American National Bankshares, Inc.	991	34,487
American River Bankshares (I)	2,249	33,982
Associated Banc-Corp.	14,377	355,112
Banc of California, Inc. (L)	1,420	24,637
BancFirst Corp.	1,402	130,456
BancorpSouth, Inc.	7,165	222,473
Bank of Commerce Holdings	3,606	34,257
Bank of the Ozarks, Inc.	26,202	1,377,963
BankUnited, Inc.	30,105	1,134,657
Banner Corp.	2,919	162,909
Bar Harbor Bankshares	1,000	47,330
BCB Bancorp, Inc.	1,477	19,201
Berkshire Hills Bancorp, Inc.	3,493	128,717
Blue Hills Bancorp, Inc.	206	3,863
BNC Bancorp	538	17,162
BOK Financial Corp.	1,108	92,008
Boston Private Financial Holdings, Inc.	7,971	131,920

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Bridge Bancorp, Inc.	369	$13,985
Brookline Bancorp, Inc.	7,510	123,164
Bryn Mawr Bank Corp.	1,969	82,993
C&F Financial Corp.	627	31,256
California First National Bancorp	1,653	25,869
Camden National Corp.	1,722	76,543
Capital Bank Financial Corp., Class A	675	26,494
Capital City Bank Group, Inc.	1,865	38,195
Cardinal Financial Corp.	4,331	142,013
Cascade Bancorp (I)	79	641
CenterState Banks, Inc.	3,102	78,077
Central Pacific Financial Corp.	2,960	93,003
Century Bancorp, Inc., Class A	836	50,160
Chemical Financial Corp.	3,371	182,607
Chemung Financial Corp.	966	35,114
City Holding Company	573	38,735
CNB Financial Corp.	1,962	52,464
Columbia Banking System, Inc.	4,816	215,179
Community Bank Systems, Inc.	1,990	122,962
Community Trust Bancorp, Inc.	1,888	93,645
ConnectOne Bancorp, Inc.	577	14,973
Customers Bancorp, Inc. (I)	900	32,238
CVB Financial Corp.	1,034	23,710
Eastern Virginia Bankshares, Inc.	2,996	31,308
Enterprise Bancorp, Inc.	246	9,240
Enterprise Financial Services Corp.	1,453	62,479
Farmers Capital Bank Corp.	1,551	65,220
FCB Financial Holdings, Inc., Class A (I)	2,022	96,449
Fidelity Southern Corp.	3,081	72,927
Financial Institutions, Inc.	1,481	50,650
First Bancorp	2,056	55,800
First BanCorp (I)	30,569	202,061
First Bancorp, Inc.	1,769	58,554
First Busey Corp.	341	10,496
First Business Financial Services, Inc.	1,366	32,402
First Citizens BancShares, Inc., Class A	555	197,025
First Commonwealth Financial Corp.	10,189	144,480
First Community Bancshares, Inc.	2,201	66,338
First Connecticut Bancorp, Inc.	1,636	37,055
First Financial Bancorp	4,968	141,340
First Financial Corp.	1,128	59,558
First Financial Northwest, Inc.	1,100	21,714
First Foundation, Inc. (I)	261	7,439
First Interstate BancSystem, Inc., Class A	1,660	70,633
First Merchants Corp.	3,883	146,195
First Midwest Bancorp, Inc.	7,500	189,225
First NBC Bank Holding Company (I)	102	745
First Northwest Bancorp (I)	800	12,480
First South Bancorp, Inc.	1,628	19,455
Flushing Financial Corp.	3,421	100,543
FNB Corp.	13,954	223,683
Fulton Financial Corp.	15,664	294,483
Great Southern Bancorp, Inc.	1,329	72,630
Great Western Bancorp, Inc.	37,282	1,625,122
Guaranty Bancorp	1,984	48,013
Hancock Holding Company	7,019	302,519
Hanmi Financial Corp.	3,082	107,562
Heartland Financial USA, Inc.	2,428	116,544
Heritage Commerce Corp.	2,225	32,107
Heritage Financial Corp.	1,481	38,136
Hilltop Holdings, Inc.	6,466	192,687
HomeTrust Bancshares, Inc. (I)	560	14,504
Hope Bancorp, Inc.	11,884	260,141

The accompanying notes are an integral part of the financial statements.	124

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Horizon Bancorp	2,166	$60,648
IBERIABANK Corp.	19,810	1,659,088
Independent Bank Corp. (MA)	523	36,845
Independent Bank Corp. (MI)	206	4,470
Independent Bank Group, Inc.	585	36,504
International Bancshares Corp.	6,888	281,030
Investors Bancorp, Inc.	28,834	402,234
Lakeland Bancorp, Inc.	4,261	83,090
LegacyTexas Financial Group, Inc.	3,326	143,218
Macatawa Bank Corp.	5,091	52,997
MainSource Financial Group, Inc.	3,025	104,060
MB Financial, Inc.	4,407	208,143
MBT Financial Corp.	3,223	36,581
Mercantile Bank Corp.	1,266	47,728
Merchants Bancshares, Inc.	1,017	55,121
MidSouth Bancorp, Inc.	1,822	24,779
MidWestOne Financial Group, Inc.	1,343	50,497
National Bank Holdings Corp., Class A	1,336	42,605
NBT Bancorp, Inc.	3,823	160,107
Northrim BanCorp, Inc.	1,530	48,348
Norwood Financial Corp.	792	26,247
OFG Bancorp	6,515	85,347
Old Line Bancshares, Inc.	601	14,412
Old National Bancorp	12,020	218,163
Old Second Bancorp, Inc.	2,721	30,067
Opus Bank	1,848	55,532
Pacific Continental Corp.	2,749	60,066
Pacific Mercantile Bancorp (I)	2,510	18,323
Pacific Premier Bancorp, Inc. (I)	813	28,740
PacWest Bancorp	10,484	570,749
Park Sterling Corp.	7,487	80,785
Peapack Gladstone Financial Corp.	1,625	50,180
Penns Woods Bancorp, Inc. (L)	792	39,996
People’s United Financial, Inc.	29,340	568,022
People’s Utah Bancorp	518	13,908
Peoples Bancorp, Inc.	2,153	69,886
Pinnacle Financial Partners, Inc.	19,105	1,323,977
Popular, Inc.	7,939	347,887
Preferred Bank	1,591	83,400
Premier Financial Bancorp, Inc.	2,257	45,366
Prosperity Bancshares, Inc.	6,185	443,959
QCR Holdings, Inc.	1,211	52,436
Renasant Corp.	4,029	170,104
Republic Bancorp, Inc., Class A	1,724	68,167
Republic First Bancorp, Inc. (I)	3,612	30,160
S&T Bancorp, Inc.	3,436	134,141
Sandy Spring Bancorp, Inc.	2,800	111,972
Seacoast Banking Corp. of Florida (I)	1,191	26,273
Shore Bancshares, Inc.	2,225	33,931
Sierra Bancorp	2,175	57,833
Simmons First National Corp., Class A	2,157	134,058
South State Corp.	1,779	155,485
Southern National Bancorp of Virginia, Inc.	1,959	32,010
Southside Bancshares, Inc.	574	21,623
Southwest Bancorp, Inc.	2,459	71,311
State Bank Financial Corp.	2,215	59,495
Sterling Bancorp	9,380	219,492
Stonegate Bank	307	12,811
Suffolk Bancorp	1,938	82,985
Sun Bancorp, Inc.	743	19,318
Synovus Financial Corp. (I)	33,765	1,387,066
TCF Financial Corp.	15,413	301,941
Texas Capital Bancshares, Inc. (I)	2,127	166,757

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
The Bancorp, Inc. (I)	3,062	$24,067
The First of Long Island Corp.	420	11,991
Towne Bank	4,414	146,766
TriCo Bancshares	400	13,672
TriState Capital Holdings, Inc. (I)	709	15,669
Trustmark Corp.	6,295	224,417
Umpqua Holdings Corp.	20,754	389,760
Union Bankshares Corp.	4,542	162,331
United Community Banks, Inc.	5,084	150,588
Univest Corp. of Pennsylvania	2,460	76,014
Valley National Bancorp	20,233	235,512
Washington Trust Bancorp, Inc.	1,198	67,148
Webster Financial Corp.	28,032	1,521,577
WesBanco, Inc.	4,056	174,651
Western Alliance Bancorp (I)	28,657	1,395,882
Wintrust Financial Corp.	4,127	299,496
Zions Bancorporation	18,326	788,751
		27,728,636
Capital markets - 1.3%
Calamos Asset Management, Inc., Class A	4,844	41,416
Cowen Group, Inc., Class A (I)(L)	5,088	78,864
E*TRADE Financial Corp. (I)	56,043	1,941,890
GAIN Capital Holdings, Inc.	2,895	19,049
INTL. FCStone, Inc. (I)	1,705	67,518
Investment Technology Group, Inc.	2,461	48,580
KCG Holdings, Inc., Class A (I)	3,864	51,198
Legg Mason, Inc.	9,901	296,139
Oppenheimer Holdings, Inc., Class A	3,213	59,762
Piper Jaffray Companies (I)	800	58,000
Stifel Financial Corp. (I)	4,197	209,640
Virtus Investment Partners, Inc.	151	17,826
		2,889,882
Consumer finance - 0.5%
Asta Funding, Inc. (I)	2,925	28,665
Emergent Capital, Inc. (I)	5,828	7,052
Encore Capital Group, Inc. (I)	2,320	66,468
Enova International, Inc. (I)	1,200	15,060
EZCORP, Inc., Class A (I)	3,087	32,877
FirstCash, Inc.	1,812	85,164
Green Dot Corp., Class A (I)	4,423	104,162
Navient Corp.	27,272	448,079
Nelnet, Inc., Class A	4,001	203,051
Nicholas Financial, Inc. (I)	75	892
PRA Group, Inc. (I)	768	30,029
Santander Consumer USA Holdings, Inc. (I)	15,115	204,053
		1,225,552
Diversified financial services - 0.1%
FNFV Group (I)	601	8,234
Leucadia National Corp.	1,802	41,897
Marlin Business Services Corp.	1,698	35,488
NewStar Financial, Inc. (I)	5,739	53,086
PICO Holdings, Inc. (I)	2,493	37,769
Voya Financial, Inc.	933	36,592
		213,066
Insurance - 6.3%
Allied World Assurance Company Holdings AG	9,438	506,915
Ambac Financial Group, Inc. (I)	1,536	34,560
American Equity Investment Life
Holding Company	8,399	189,313
American Financial Group, Inc.	15,405	1,357,489

The accompanying notes are an integral part of the financial statements.	125

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
American National Insurance Company	1,733	$215,949
AmTrust Financial Services, Inc.	2,614	71,571
Argo Group International Holdings, Ltd.	3,351	220,831
Aspen Insurance Holdings, Ltd.	6,820	375,100
Assurant, Inc.	6,262	581,489
Assured Guaranty, Ltd.	12,652	477,866
Axis Capital Holdings, Ltd.	8,729	569,742
Baldwin & Lyons, Inc., Class B	1,154	29,081
CNO Financial Group, Inc.	77,291	1,480,123
Donegal Group, Inc., Class A	2,876	50,272
EMC Insurance Group, Inc.	2,830	84,928
Employers Holdings, Inc.	2,717	107,593
Endurance Specialty Holdings, Ltd.	7,093	655,393
Enstar Group, Ltd. (I)	597	118,027
FBL Financial Group, Inc., Class A	4,295	335,654
Federated National Holding Company	1,090	20,372
First American Financial Corp.	1,691	61,941
Genworth Financial, Inc., Class A (I)	14,291	54,449
Global Indemnity, Ltd. (I)	2,945	112,528
Greenlight Capital Re, Ltd., Class A (I)	2,616	59,645
Hallmark Financial Services, Inc. (I)	4,008	46,613
Heritage Insurance Holdings, Inc.	657	10,295
Horace Mann Educators Corp.	20,642	883,478
Independence Holding Company	3,740	73,117
Infinity Property & Casualty Corp.	441	38,764
Investors Title Company	189	29,896
Kemper Corp.	6,057	268,325
Maiden Holdings, Ltd.	7,320	127,734
MBIA, Inc. (I)	12,961	138,683
National General Holdings Corp.	2,957	73,895
National Western Life Group, Inc.,
Class A	221	68,687
Old Republic International Corp.	20,494	389,386
OneBeacon Insurance Group, Ltd.,
Class A	889	14,268
ProAssurance Corp.	190	10,678
Reinsurance Group of America, Inc.	3,771	474,505
RenaissanceRe Holdings, Ltd.	3,865	526,490
Safety Insurance Group, Inc.	1,060	78,122
Selective Insurance Group, Inc.	5,508	237,119
State Auto Financial Corp.	4,187	112,253
State National Companies, Inc.	194	2,689
Stewart Information Services Corp.	2,162	99,625
The Hanover Insurance Group, Inc.	17,615	1,603,141
The Navigators Group, Inc.	1,893	222,901
United Fire Group, Inc.	2,597	127,694
Validus Holdings, Ltd.	7,781	428,033
White Mountains Insurance Group, Ltd.	161	134,604
		13,991,826
Thrifts and mortgage finance - 1.4%
ASB Bancorp, Inc. (I)	799	23,371
Astoria Financial Corp.	16,177	301,701
Bank Mutual Corp.	8,251	77,972
BankFinancial Corp.	3,166	46,920
Beneficial Bancorp, Inc. (I)	2,460	45,264
Capitol Federal Financial, Inc.	13,078	215,264
Clifton Bancorp, Inc.	686	11,607
Dime Community Bancshares, Inc.	3,601	72,380
ESSA Bancorp, Inc.	897	14,101
EverBank Financial Corp.	4,446	86,475
Federal Agricultural Mortgage Corp., Class C	1,163	66,605
First Defiance Financial Corp.	1,110	56,321
Flagstar Bancorp, Inc. (I)	5,241	141,193

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
Home Bancorp, Inc.	902	$34,826
HomeStreet, Inc. (I)	1,732	54,731
HopFed Bancorp, Inc.	1,799	24,215
Kearny Financial Corp.	3,637	56,555
Lake Sunapee Bank Group	1,485	35,031
Meridian Bancorp, Inc.	1,625	30,713
Meta Financial Group, Inc.	965	99,299
NMI Holdings, Inc., Class A (I)	1,287	13,707
Northfield Bancorp, Inc.	5,444	108,717
Northwest Bancshares, Inc.	8,845	159,475
OceanFirst Financial Corp.	703	21,111
Oritani Financial Corp.	4,658	87,338
PHH Corp. (I)	6,474	98,146
Provident Financial Holdings, Inc.	1,778	35,951
Provident Financial Services, Inc.	4,435	125,511
Prudential Bancorp, Inc.	1,696	29,036
Radian Group, Inc.	13,453	241,885
Riverview Bancorp, Inc.	5,483	38,381
SI Financial Group, Inc.	2,433	37,468
Southern Missouri Bancorp, Inc.	1,012	35,805
Territorial Bancorp, Inc.	1,722	56,550
TierOne Corp. (I)	2,328	1
TrustCo Bank Corp.	9,134	79,923
United Community Financial Corp.	4,635	41,437
United Financial Bancorp, Inc.	4,950	89,892
Walker & Dunlop, Inc. (I)	1,536	47,923
Washington Federal, Inc.	2,236	76,807
Waterstone Financial, Inc.	3,099	57,022
Western New England Bancorp, Inc.	4,739	44,310
WSFS Financial Corp.	1,264	58,586
		3,079,526
		49,128,488
Health care - 7.8%
Biotechnology - 0.8%
Acorda Therapeutics, Inc. (I)	1,660	31,208
Aptevo Therapeutics, Inc. (I)	2,502	6,105
Chimerix, Inc. (I)	2,352	10,819
Emergent BioSolutions, Inc. (I)	2,728	89,588
Enanta Pharmaceuticals, Inc. (I)	320	10,720
Neurocrine Biosciences, Inc. (I)	21,980	850,626
Retrophin, Inc. (I)	35,326	668,721
Trius Therapeutics, Inc. (I)	1,482	163
		1,667,950
Health care equipment and supplies - 2.6%
Analogic Corp.	14,790	1,226,831
AngioDynamics, Inc. (I)	6,177	104,206
CONMED Corp.	3,232	142,757
CryoLife, Inc. (I)	4,002	76,638
Cynosure, Inc., Class A (I)	1,873	85,409
Exactech, Inc. (I)	1,446	39,476
Globus Medical, Inc., Class A (I)	2,444	60,636
Haemonetics Corp. (I)	2,060	82,812
Halyard Health, Inc. (I)	3,800	140,524
Hill-Rom Holdings, Inc.	24,825	1,393,676
Integer Holdings Corp. (I)	3,335	98,216
Invacare Corp.	3,396	44,318
Kewaunee Scientific Corp.	83	2,029
Merit Medical Systems, Inc. (I)	4,579	121,344
Misonix, Inc. (I)	303	3,166
Natus Medical, Inc. (I)	613	21,332
Nevro Corp. (I)	12,505	908,613
Nuvectra Corp. (I)	1,111	5,588

The accompanying notes are an integral part of the financial statements.	126

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
OraSure Technologies, Inc. (I)	3,979	$34,936
Orthofix International NV (I)	241	8,719
RTI Surgical, Inc. (I)	4,931	16,026
SeaSpine Holdings Corp. (I)	580	4,582
Span-America Medical Systems, Inc.	684	12,476
Wright Medical Group NV (I)	51,484	1,183,102
		5,817,412
Health care providers and services - 1.7%
Acadia Healthcare Company, Inc. (I)	19,399	642,107
Aceto Corp.	2,914	64,021
Addus HomeCare Corp. (I)	563	19,733
Air Methods Corp. (I)	2,139	68,127
Almost Family, Inc. (I)	1,286	56,713
Brookdale Senior Living, Inc. (I)	14,058	174,600
Community Health Systems, Inc. (I)	7,907	44,200
Cross Country Healthcare, Inc. (I)	2,734	42,678
Digirad Corp.	3,100	15,500
Envision Healthcare Corp. (I)	5,246	332,019
Five Star Quality Care, Inc. (I)	1,834	4,952
Hanger, Inc. (I)	2,811	32,325
HealthEquity, Inc. (I)	4	162
Healthways, Inc. (I)	5,277	120,052
Kindred Healthcare, Inc.	9,022	70,823
LHC Group, Inc. (I)	2,286	104,470
LifePoint Health, Inc. (I)	4,269	242,479
Magellan Health, Inc. (I)	2,490	187,373
Medcath Corp. (I)	3,806	1,903
MEDNAX, Inc. (I)	862	57,461
Molina Healthcare, Inc. (I)	5,319	288,609
National HealthCare Corp.	2,084	157,946
Owens & Minor, Inc.	5,919	208,882
PharMerica Corp. (I)	4,058	102,059
Quorum Health Corp. (I)	2,853	20,741
Select Medical Holdings Corp. (I)	15,976	211,682
The Ensign Group, Inc.	1,260	27,985
The Providence Service Corp. (I)	722	27,472
Triple-S Management Corp., Class B (I)	2,626	54,358
Universal American Corp. (I)	6,255	62,237
WellCare Health Plans, Inc. (I)	2,849	390,541
		3,834,210
Health care technology - 0.5%
Arrhythmia Research Technology, Inc. (I)	200	760
HealthStream, Inc. (I)	33	827
HMS Holdings Corp. (I)	58,346	1,059,563
Omnicell, Inc. (I)	1,102	37,358
		1,098,508
Life sciences tools and services - 1.0%
Bio-Techne Corp.	10,173	1,046,090
Cambrex Corp. (I)	19,914	1,074,360
Harvard Bioscience, Inc. (I)	6,562	20,014
Luminex Corp. (I)	2,011	40,683
VWR Corp. (I)	4,232	105,927
		2,287,074
Pharmaceuticals - 1.2%
Amphastar Pharmaceuticals, Inc. (I)	1,138	20,962
Cumberland Pharmaceuticals, Inc. (I)	956	5,258
Endo International PLC (I)	2,384	39,264
FRD Acquisition Company (I)	5,160	3,493
Impax Laboratories, Inc. (I)	27,985	370,801
Mallinckrodt PLC (I)	2,207	109,953
Phibro Animal Health Corp., Class A	30,706	899,686

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Prestige Brands Holdings, Inc. (I)	1,411	$73,513
SciClone Pharmaceuticals, Inc. (I)	1,021	11,027
Supernus Pharmaceuticals, Inc. (I)	41,983	1,060,071
Tetraphase Pharmaceuticals, Inc. (I)	2,506	10,099
		2,604,127
		17,309,281
Industrials - 20.1%
Aerospace and defense - 1.9%
AAR Corp.	4,565	150,873
Aerovironment, Inc. (I)	969	25,998
BWX Technologies, Inc.	27,677	1,098,777
CPI Aerostructures, Inc. (I)	1,400	12,950
Cubic Corp.	2,425	116,279
Curtiss-Wright Corp.	1,545	151,966
DigitalGlobe, Inc. (I)	5,538	158,664
Ducommun, Inc. (I)	2,274	58,123
Engility Holdings, Inc. (I)	2,470	83,239
Esterline Technologies Corp. (I)	2,214	197,489
KLX, Inc. (I)	4,664	210,393
Kratos Defense & Security Solutions, Inc. (I)	13,485	99,789
LMI Aerospace, Inc. (I)	2,295	19,783
Mercury Systems, Inc. (I)	5,422	163,853
Moog, Inc., Class A (I)	2,543	167,024
National Presto Industries, Inc.	244	25,962
Orbital ATK, Inc.	11,389	999,157
SIFCO Industries, Inc. (I)	1,000	7,650
Sparton Corp. (I)	2,053	48,964
Teledyne Technologies, Inc. (I)	1,159	142,557
The KEYW Holding Corp. (I)	869	10,246
Triumph Group, Inc.	4,181	110,797
Vectrus, Inc. (I)	325	7,751
Wesco Aircraft Holdings, Inc. (I)	7,177	107,296
		4,175,580
Air freight and logistics - 0.9%
Air Transport Services Group, Inc. (I)	7,899	126,068
Atlas Air Worldwide Holdings, Inc. (I)	3,290	171,574
Echo Global Logistics, Inc. (I)	1,157	28,983
Forward Air Corp.	23,568	1,116,652
Hub Group, Inc., Class A (I)	4,316	188,825
Park-Ohio Holdings Corp.	499	21,257
XPO Logistics, Inc. (I)	6,402	276,310
		1,929,669
Airlines - 0.4%
Copa Holdings SA, Class A	1,394	126,617
JetBlue Airways Corp. (I)	12,709	284,936
SkyWest, Inc.	5,831	212,540
Spirit Airlines, Inc. (I)	4,337	250,939
		875,032
Building products - 1.8%
Apogee Enterprises, Inc.	23,117	1,238,147
Armstrong Flooring, Inc. (I)	1,155	22,996
Continental Building Products, Inc. (I)	675	15,593
CSW Industrials, Inc. (I)	371	13,671
Gibraltar Industries, Inc. (I)	4,144	172,598
Griffon Corp.	6,971	182,640
Insteel Industries, Inc.	2,270	80,903
Owens Corning	9,625	496,265
Quanex Building Products Corp.	3,929	79,759
Simpson Manufacturing Company, Inc.	4,345	190,094
Trex Company, Inc. (I)	16,921	1,089,712

The accompanying notes are an integral part of the financial statements.	127

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Building products (continued)
Universal Forest Products, Inc.	2,142	$218,870
USG Corp. (I)	7,340	211,979
		4,013,227
Commercial services and supplies - 3.2%
ABM Industries, Inc.	32,907	1,343,922
ACCO Brands Corp. (I)	7,990	104,270
Acme United Corp.	733	18,750
ARC Document Solutions, Inc. (I)	3,098	15,738
Brady Corp., Class A	1,456	54,673
CECO Environmental Corp.	1,395	19,460
Clean Harbors, Inc. (I)	3,206	178,414
Covanta Holding Corp.	9,181	143,224
Ennis, Inc.	5,187	89,994
Essendant, Inc.	3,431	71,708
G&K Services, Inc., Class A	456	43,981
Heritage-Crystal Clean, Inc. (I)	1,877	29,469
InnerWorkings, Inc. (I)	3,056	30,102
Kimball International, Inc., Class B	1,869	32,820
Matthews International Corp., Class A	1,509	115,967
McGrath RentCorp	3,757	147,237
Mobile Mini, Inc.	34,040	1,029,710
NL Industries, Inc. (I)	3,260	26,569
Pitney Bowes, Inc.	45,886	697,008
SP Plus Corp. (I)	1,277	35,948
Steelcase, Inc., Class A	3,180	56,922
Team, Inc. (I)	24,699	969,436
Tetra Tech, Inc.	5,782	249,493
TRC Companies, Inc. (I)	4,523	47,944
UniFirst Corp.	691	99,262
Viad Corp.	2,789	122,995
Virco Manufacturing Corp. (I)	1,200	5,160
VSE Corp.	2,134	82,885
Waste Connections, Inc.	15,475	1,216,180
		7,079,241
Construction and engineering - 2.2%
AECOM (I)	12,210	443,956
Aegion Corp. (I)	4,648	110,158
Ameresco, Inc., Class A (I)	6,918	38,049
Argan, Inc.	2,078	146,603
Dycom Industries, Inc. (I)(L)	11,409	916,029
EMCOR Group, Inc.	1,527	108,051
Fluor Corp.	1,397	73,370
Granite Construction, Inc.	3,565	196,075
Great Lakes Dredge & Dock Corp. (I)	13,300	55,860
IES Holdings, Inc. (I)	237	4,539
Jacobs Engineering Group, Inc. (I)	11,869	676,533
KBR, Inc.	4,221	70,448
Layne Christensen Company (I)	3,312	36,001
MasTec, Inc. (I)	6,533	249,887
MYR Group, Inc. (I)	2,443	92,052
Northwest Pipe Company (I)	1,706	29,377
NV5 Global, Inc. (I)	290	9,686
Orion Group Holdings, Inc. (I)	4,263	42,417
Primoris Services Corp.	42,536	968,970
Quanta Services, Inc. (I)	14,425	502,711
Sterling Construction Company, Inc. (I)	3,771	31,903
Tutor Perini Corp. (I)	6,222	174,216
		4,976,891
Electrical equipment - 1.4%
Allied Motion Technologies, Inc.	600	12,834
Babcock & Wilcox Enterprises, Inc. (I)	1,113	18,465
Encore Wire Corp.	2,766	119,906

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electrical equipment (continued)
EnerSys	15,851	$1,237,963
Generac Holdings, Inc. (I)	28,309	1,153,309
General Cable Corp.	1,550	29,528
Global Power Equipment Group, Inc. (I)	4,171	19,687
LSI Industries, Inc.	4,131	40,236
Powell Industries, Inc.	1,244	48,516
Preformed Line Products Company	984	57,190
Regal Beloit Corp.	3,728	258,164
Thermon Group Holdings, Inc. (I)	2,154	41,120
Ultralife Corp. (I)	1,984	9,821
		3,046,739
Industrial conglomerates - 0.1%
Carlisle Companies, Inc.	2,701	297,893
Raven Industries, Inc.	300	7,560
		305,453
Machinery - 3.9%
AGCO Corp.	6,818	394,489
Alamo Group, Inc.	1,509	114,835
Albany International Corp., Class A	32,794	1,518,362
Altra Industrial Motion Corp.	709	26,162
American Railcar Industries, Inc. (L)	2,426	109,874
Astec Industries, Inc.	2,911	196,376
Barnes Group, Inc.	4,770	226,193
Briggs & Stratton Corp.	4,976	110,766
Chart Industries, Inc. (I)	2,518	90,698
CIRCOR International, Inc.	1,614	104,716
Colfax Corp. (I)	10,418	374,319
Columbus McKinnon Corp.	2,978	80,525
Commercial Vehicle Group, Inc. (I)	757	4,186
DMC Global, Inc.	2,005	31,779
Douglas Dynamics, Inc.	1,775	59,729
ESCO Technologies, Inc.	3,287	186,209
Federal Signal Corp.	6,669	104,103
Franklin Electric Company, Inc.	1,522	59,206
FreightCar America, Inc.	735	10,974
Gencor Industries, Inc. (I)	2,100	32,970
Hardinge, Inc.	1,500	16,620
Hurco Companies, Inc.	1,054	34,887
Hyster-Yale Materials Handling, Inc.	970	61,857
ITT, Inc.	5,557	214,333
Joy Global, Inc.	2,275	63,700
Kadant, Inc.	218	13,342
Key Technology, Inc. (I)	641	7,474
LB Foster Company, Class A	1,699	23,106
Lydall, Inc. (I)	2,409	148,997
Manitowoc Foodservice, Inc. (I)	2,590	50,065
MFRI, Inc. (I)	1,100	8,910
Miller Industries, Inc.	2,106	55,704
Mueller Industries, Inc.	5,290	211,388
NN, Inc.	2,376	45,263
Oshkosh Corp.	2,400	155,064
SPX Corp. (I)	60,128	1,426,236
SPX FLOW, Inc. (I)	2,997	96,084
Supreme Industries, Inc., Class A	3,651	57,321
Terex Corp.	6,597	208,003
The Eastern Company	1,471	30,744
The Greenbrier Companies, Inc. (L)	3,369	139,982
The LS Starrett Company, Class A	1,530	14,229
The Manitowoc Company, Inc. (I)	3,181	19,022
Titan International, Inc.	3,119	34,964
TriMas Corp. (I)	1,856	43,616
Trinity Industries, Inc.	15,485	429,864

The accompanying notes are an integral part of the financial statements.	128

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Twin Disc, Inc. (I)	1,650	$24,090
Wabash National Corp.	3,712	58,724
Watts Water Technologies, Inc., Class A	16,596	1,082,059
		8,612,119
Marine - 0.2%
Kirby Corp. (I)	5,111	339,882
Matson, Inc.	3,414	120,821
		460,703
Professional services - 1.0%
CBIZ, Inc. (I)	7,630	104,531
CDI Corp. (I)	4,408	32,619
CRA International, Inc.	1,771	64,819
Franklin Covey Company (I)	830	16,725
FTI Consulting, Inc. (I)	4,498	202,770
GP Strategies Corp. (I)	750	21,450
Heidrick & Struggles International, Inc.	2,683	64,794
Hill International, Inc. (I)	9,256	40,264
Huron Consulting Group, Inc. (I)	1,611	81,597
ICF International, Inc. (I)	2,805	154,836
Kelly Services, Inc., Class A	4,830	110,704
Korn/Ferry International	5,632	165,750
ManpowerGroup, Inc.	6,556	582,632
Mistras Group, Inc. (I)	1,232	31,638
Navigant Consulting, Inc. (I)	9,227	241,563
On Assignment, Inc. (I)	4,655	205,565
RCM Technologies, Inc. (I)	300	1,908
Resources Connection, Inc.	5,520	106,260
RPX Corp. (I)	4,949	53,449
TrueBlue, Inc. (I)	2,519	62,093
		2,345,967
Road and rail - 2.2%
AMERCO	894	330,413
ArcBest Corp.	3,836	106,065
Avis Budget Group, Inc. (I)	2,924	107,252
Celadon Group, Inc.	51,029	364,857
Covenant Transportation Group, Inc.,
Class A (I)	1,513	29,261
Genesee & Wyoming, Inc., Class A (I)	4,894	339,693
Marten Transport, Ltd.	5,968	139,054
Old Dominion Freight Line, Inc. (I)	19,081	1,636,959
P.A.M. Transportation Services, Inc. (I)	975	25,331
Patriot Transportation Holding, Inc. (I)	450	10,485
Roadrunner Transportation Systems, Inc. (I)	2,098	21,798
Ryder System, Inc.	5,278	392,894
Saia, Inc. (I)	3,963	174,966
Swift Transportation Company (I)	42,892	1,044,849
USA Truck, Inc. (I)	1,375	11,976
Werner Enterprises, Inc.	5,765	155,367
		4,891,220
Trading companies and distributors - 0.9%
Air Lease Corp.	8,920	306,224
Applied Industrial Technologies, Inc.	652	38,729
Beacon Roofing Supply, Inc. (I)	898	41,371
BMC Stock Holdings, Inc. (I)	2,274	44,343
CAI International, Inc. (I)	3,456	29,964
GATX Corp. (L)	4,160	256,173
Houston Wire & Cable Company	3,039	19,754
Kaman Corp.	2,465	120,612
Lawson Products, Inc. (I)	591	14,066
MRC Global, Inc. (I)	2,999	60,760
NOW, Inc. (I)	7,543	154,405

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Trading companies and distributors (continued)
Rush Enterprises, Inc., Class A (I)	3,243	$103,452
Rush Enterprises, Inc., Class B (I)	3,566	110,082
Titan Machinery, Inc. (I)	2,816	41,029
Transcat, Inc. (I)	1,532	16,546
Triton International, Ltd.	5,250	82,950
United Rentals, Inc. (I)	3,728	393,602
Veritiv Corp. (I)	217	11,664
WESCO International, Inc. (I)	3,558	236,785
Willis Lease Finance Corp. (I)	406	10,385
		2,092,896
		44,804,737
Information technology - 17.1%
Communications equipment - 0.8%
ADTRAN, Inc.	3,849	86,025
Bel Fuse, Inc., Class B	1,641	50,707
Black Box Corp.	2,530	38,583
Brocade Communications Systems, Inc.	23,452	292,915
Calix, Inc. (I)	1,388	10,688
Communications Systems, Inc.	1,800	8,334
Comtech Telecommunications Corp.	3,221	38,169
Digi International, Inc. (I)	4,813	66,179
EchoStar Corp., Class A (I)	4,430	227,658
Finisar Corp. (I)	9,148	276,910
Harmonic, Inc. (I)	1,802	9,010
Ixia (I)	4,426	71,259
NETGEAR, Inc. (I)	3,703	201,258
NetScout Systems, Inc. (I)	1,935	60,953
Oclaro, Inc. (I)	5,040	45,108
Optical Cable Corp. (I)	931	2,979
RELM Wireless Corp.	2,100	9,975
ShoreTel, Inc. (I)	3,159	22,587
TESSCO Technologies, Inc.	1,750	22,750
Viavi Solutions, Inc. (I)	15,693	128,369
Westell Technologies, Inc., Class A (I)	8,472	5,507
		1,675,923
Electronic equipment, instruments and components - 5.6%
ADDvantage Technologies Group, Inc. (I)	428	758
Anixter International, Inc. (I)	2,372	192,251
Arrow Electronics, Inc. (I)	9,245	659,169
Avnet, Inc.	12,911	614,693
AVX Corp.	15,148	236,763
Belden, Inc.	14,033	1,049,247
Benchmark Electronics, Inc. (I)	5,463	166,622
Coherent, Inc. (I)	11,974	1,645,048
CTS Corp.	3,610	80,864
Daktronics, Inc.	2,038	21,807
Electro Scientific Industries, Inc. (I)	4,104	24,296
ePlus, Inc. (I)	862	99,302
Fabrinet (I)	3,520	141,856
FARO Technologies, Inc. (I)	838	30,168
Flex, Ltd. (I)	19,397	278,735
FLIR Systems, Inc.	30,790	1,114,290
Frequency Electronics, Inc. (I)	1,783	19,256
II-VI, Inc. (I)	6,011	178,226
Insight Enterprises, Inc. (I)	4,260	172,274
Iteris, Inc. (I)	8,054	29,317
Jabil Circuit, Inc.	17,909	423,906
Kemet Corp. (I)	10,443	69,237
Key Tronic Corp. (I)	1,900	14,858
Kimball Electronics, Inc. (I)	5,006	91,109
Knowles Corp. (I)(L)	6,160	102,934

The accompanying notes are an integral part of the financial statements.	129

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and
components (continued)
Methode Electronics, Inc.	990	$40,937
Napco Security Technologies, Inc. (I)	1,164	9,894
Novanta, Inc. (I)	2,012	42,252
OSI Systems, Inc. (I)	1,504	114,484
PAR Technology Corp. (I)	3,132	17,477
Park Electrochemical Corp.	3,038	56,659
PC Connection, Inc.	3,952	111,012
PCM, Inc. (I)	3,055	68,738
Plexus Corp. (I)	3,089	166,930
Radisys Corp. (I)	5,279	23,386
RF Industries, Ltd.	120	210
Richardson Electronics, Ltd.	2,384	15,019
Rogers Corp. (I)	1,988	152,698
Sanmina Corp. (I)	8,941	327,688
ScanSource, Inc. (I)	2,542	102,570
SMTC Corp. (I)	490	750
SYNNEX Corp.	2,965	358,824
Systemax, Inc.	7,064	61,951
Tech Data Corp. (I)	16,118	1,364,872
TTM Technologies, Inc. (I)	21,096	287,538
Vishay Intertechnology, Inc.	16,846	272,905
Vishay Precision Group, Inc. (I)	1,686	31,865
Zebra Technologies Corp., Class A (I)	16,568	1,420,872
		12,506,517
Internet software and services - 0.2%
Actua Corp. (I)	2,693	37,702
Bankrate, Inc. (I)	8,624	95,295
Bazaarvoice, Inc. (I)	1,732	8,400
Blucora, Inc. (I)	6,814	100,507
CommerceHub, Inc., Series C (I)	942	14,158
DHI Group, Inc. (I)	5,212	32,575
EarthLink Holdings Corp.	4,925	27,777
Internap Corp. (I)	3,547	5,462
Intralinks Holdings, Inc. (I)	3,053	41,277
Limelight Networks, Inc. (I)	7,903	19,916
Liquidity Services, Inc. (I)	1,691	16,487
MeetMe, Inc. (I)	2,642	13,025
RealNetworks, Inc. (I)	3,943	19,163
Reis, Inc.	300	6,675
RetailMeNot, Inc. (I)	846	7,868
TechTarget, Inc. (I)	7,344	62,644
XO Group, Inc. (I)	573	11,145
		520,076
IT services - 2.2%
Acxiom Corp. (I)	3,006	80,561
CACI International, Inc., Class A (I)	1,477	183,591
Ciber, Inc. (I)	13,394	8,462
Convergys Corp.	7,764	190,684
Datalink Corp. (I)	2,596	29,231
Euronet Worldwide, Inc. (I)	12,364	895,525
Everi Holdings, Inc. (I)	1,664	3,611
Genpact, Ltd. (I)	39,005	949,382
Jack Henry & Associates, Inc.	14,211	1,261,653
Leidos Holdings, Inc.	1,851	94,660
Luxoft Holding, Inc. (I)	13,704	770,165
ManTech International Corp., Class A	2,961	125,102
ModusLink Global Solutions, Inc. (I)	216	315
NCI, Inc., Class A	2,106	29,379
NeuStar, Inc., Class A (I)	500	16,700
Perficient, Inc. (I)	2,608	45,614
StarTek, Inc. (I)	3,143	26,558

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
IT services (continued)
Sykes Enterprises, Inc. (I)	6,144	$177,316
Virtusa Corp. (I)	283	7,109
		4,895,618
Semiconductors and semiconductor equipment - 5.1%
Alpha & Omega Semiconductor, Ltd. (I)	4,513	95,992
Amkor Technology, Inc. (I)	19,605	206,833
Axcelis Technologies, Inc. (I)	4,415	64,238
AXT, Inc. (I)	4,229	20,299
Brooks Automation, Inc.	11,399	194,581
Cabot Microelectronics Corp.	1,513	95,576
Cirrus Logic, Inc. (I)	13,455	760,746
Cohu, Inc.	4,192	58,269
Cree, Inc. (I)	8,435	222,600
Cypress Semiconductor Corp.	13,369	152,941
Diodes, Inc. (I)	3,252	83,479
DSP Group, Inc. (I)	1,726	22,524
Entegris, Inc. (I)	88,619	1,586,280
Exar Corp. (I)	3,450	37,191
First Solar, Inc. (I)	9,088	291,634
FormFactor, Inc. (I)	1,299	14,549
GigPeak, Inc. (I)	931	2,346
GSI Technology, Inc. (I)	3,507	21,743
Intersil Corp., Class A	9,972	222,376
IXYS Corp.	7,588	90,297
Kulicke & Soffa Industries, Inc. (I)	9,404	149,994
MACOM Technology Solutions
Holdings, Inc. (I)	29,695	1,374,285
Marvell Technology Group, Ltd.	24,763	343,463
Microsemi Corp. (I)	31,968	1,725,313
MKS Instruments, Inc.	4,799	285,061
Nanometrics, Inc. (I)	941	23,581
NeoPhotonics Corp. (I)	2,844	30,744
ON Semiconductor Corp. (I)	28,511	363,800
Photronics, Inc. (I)	10,302	116,413
Power Integrations, Inc.	8,471	574,757
Qorvo, Inc. (I)	10,269	541,484
Rambus, Inc. (I)	5,178	71,301
Rudolph Technologies, Inc. (I)	3,587	83,756
Sigma Designs, Inc. (I)	7,902	47,412
Silicon Laboratories, Inc. (I)	252	16,380
Tessera Holding Corp.	27,244	1,204,185
Ultra Clean Holdings, Inc. (I)	1,700	16,490
Ultratech, Inc. (I)	1,157	27,745
Veeco Instruments, Inc. (I)	115	3,352
Xcerra Corp. (I)	2,300	17,572
		11,261,582
Software - 2.8%
Aware, Inc. (I)	2,160	13,176
Blackbaud, Inc.	18,338	1,173,632
Mentor Graphics Corp.	3,780	139,444
MicroStrategy, Inc., Class A (I)	5,838	1,152,421
Monotype Imaging Holdings, Inc.	1,489	29,557
Progress Software Corp.	3,509	112,042
Seachange International, Inc. (I)	5,428	12,484
SS&C Technologies Holdings, Inc.	30,972	885,799
Synchronoss Technologies, Inc. (I)	929	35,581
Take-Two Interactive Software, Inc. (I)	32,619	1,607,791
Telenav, Inc. (I)	3,350	23,618
The Rubicon Project, Inc. (I)	476	3,532
TiVo Corp. (I)	6,381	133,363
VASCO Data Security International, Inc. (I)	115	1,570

The accompanying notes are an integral part of the financial statements.	130

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
Verint Systems, Inc. (I)	19,611	$691,288
Zynga, Inc., Class A (I)	55,905	143,676
		6,158,974
Technology hardware, storage and peripherals - 0.4%
AstroNova, Inc.	1,439	20,506
Cray, Inc. (I)	25,875	535,613
Electronics For Imaging, Inc. (I)	5,466	239,739
Super Micro Computer, Inc. (I)	4,794	134,472
		930,330
		37,949,020
Materials - 5.5%
Chemicals - 2.8%
A. Schulman, Inc.	2,627	87,873
Albemarle Corp.	2,655	228,542
American Vanguard Corp.	1,494	28,610
Cabot Corp.	774	39,118
Calgon Carbon Corp.	3,192	54,264
CF Industries Holdings, Inc.	901	28,363
Chase Corp.	500	41,775
Chemtura Corp. (I)	6,621	219,817
Core Molding Technologies, Inc. (I)	1,000	17,110
FutureFuel Corp.	4,276	59,436
Hawkins, Inc.	730	39,384
HB Fuller Company	4,299	207,685
Huntsman Corp.	16,481	314,457
Innophos Holdings, Inc.	1,309	68,408
Innospec, Inc.	1,994	136,589
KMG Chemicals, Inc.	1,101	42,818
Kraton Corp. (I)	3,085	87,861
LSB Industries, Inc. (I)	567	4,774
Minerals Technologies, Inc.	18,965	1,465,046
Olin Corp.	2,016	51,630
OMNOVA Solutions, Inc. (I)	3,074	30,740
PolyOne Corp.	30,226	968,441
Sensient Technologies Corp.	19,109	1,501,585
Stepan Company	1,533	124,909
Trecora Resources (I)	2,774	38,420
Tredegar Corp.	1,654	39,696
Tronox, Ltd., Class A	6,193	63,850
Westlake Chemical Corp.	3,335	186,727
		6,177,928
Construction materials - 0.6%
Eagle Materials, Inc.	13,573	1,337,348
United States Lime & Minerals, Inc.	686	51,965
		1,389,313
Containers and packaging - 0.7%
Graphic Packaging Holding Company	122,102	1,523,833
Greif, Inc., Class A	1,678	86,098
Greif, Inc., Class B	498	33,640
		1,643,571
Metals and mining - 0.9%
Allegheny Technologies, Inc. (L)	1,250	19,913
Ampco-Pittsburgh Corp.	1,644	27,537
Carpenter Technology Corp.	3,996	144,535
Century Aluminum Company (I)	9,525	81,534
Coeur Mining, Inc. (I)	8,443	76,747
Commercial Metals Company	2,820	61,420
Ferroglobe PLC	10,275	111,278
Friedman Industries, Inc.	1,511	10,063
Haynes International, Inc.	458	19,689

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Hecla Mining Company	35,139	$184,128
Materion Corp.	3,233	128,027
Olympic Steel, Inc.	2,383	57,740
Reliance Steel & Aluminum Company	7,223	574,517
Royal Gold, Inc.	764	48,399
Schnitzer Steel Industries, Inc., Class A	5,182	133,177
Stillwater Mining Company (I)	10,557	170,073
SunCoke Energy, Inc. (I)	6,433	72,950
Synalloy Corp. (I)	2,039	22,327
TimkenSteel Corp. (I)	1,901	29,427
Universal Stainless & Alloy Products, Inc. (I)	1,562	21,103
		1,994,584
Paper and forest products - 0.5%
Boise Cascade Company (I)	2,384	53,640
Clearwater Paper Corp. (I)	1,597	104,683
Domtar Corp.	7,237	282,460
KapStone Paper and Packaging Corp.	9,227	203,455
Mercer International, Inc.	10,058	107,118
PH Glatfelter Company	4,610	110,133
Resolute Forest Products, Inc. (I)	9,682	51,799
Schweitzer-Mauduit International, Inc.	1,971	89,740
		1,003,028
		12,208,424
Real estate - 1.6%
Equity real estate investment trusts - 0.9%
CubeSmart	43,499	1,164,468
Healthcare Trust of America, Inc., Class A	32,957	959,378
		2,123,846
Real estate management and development - 0.7%
Alexander & Baldwin, Inc.	4,130	185,313
AV Homes, Inc. (I)	1,798	28,408
Forestar Group, Inc. (I)	1,413	18,793
FRP Holdings, Inc. (I)	982	37,021
Griffin Industrial Realty, Inc.	892	28,303
Kennedy-Wilson Holdings, Inc.	42,673	874,797
RE/MAX Holdings, Inc., Class A	28	1,568
Realogy Holdings Corp.	9,825	252,797
Stratus Properties, Inc. (I)(L)	1,025	33,569
The St. Joe Company (I)	1,296	24,624
		1,485,193
		3,609,039
Telecommunication services - 1.1%
Diversified telecommunication services - 0.9%
ATN International, Inc.	1,524	122,118
Frontier Communications Corp. (L)	116,159	392,617
Hawaiian Telcom Holdco, Inc. (I)	1,868	46,289
Iridium Communications, Inc. (I)(L)	133,263	1,279,325
Lumos Networks Corp. (I)	500	7,810
ORBCOMM, Inc. (I)	3,587	29,664
Windstream Holdings, Inc. (L)	4,322	31,680
		1,909,503
Wireless telecommunication services - 0.2%
Boingo Wireless, Inc. (I)	2,005	24,441
Leap Wireless International, Inc. (I)	8,053	25,367
Shenandoah Telecommunications Company	998	27,245
Spok Holdings, Inc.	3,863	80,157
Telephone & Data Systems, Inc.	9,768	282,002
United States Cellular Corp. (I)	3,059	133,739
		572,951
		2,482,454

The accompanying notes are an integral part of the financial statements.	131

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Utilities - 0.9%
Gas utilities - 0.6%
UGI Corp.	31,399	$1,446,866
Independent power and renewable
electricity producers - 0.3%
Calpine Corp. (I)	32,650	373,190
Dynegy, Inc. (I)	4,376	37,021
NRG Energy, Inc.	1,086	13,314
Ormat Technologies, Inc.	3,530	189,279
		612,804
Water utilities - 0.0%
Consolidated Water Company, Ltd.	3,558	38,603
		2,098,273
TOTAL COMMON STOCKS (Cost $184,891,140)		$219,869,259

SECURITIES LENDING COLLATERAL - 1.9%
John Hancock Collateral Trust,
0.7390% (W)(Y)	429,645	4,299,242
TOTAL SECURITIES LENDING
COLLATERAL (Cost $4,299,470)		$4,299,242

SHORT-TERM INVESTMENTS - 1.2%
Money market funds - 1.2%
State Street Institutional Treasury Money
Market Fund, Premier Class, 0.3977% (Y)	2,737,221	2,737,221
TOTAL SHORT-TERM INVESTMENTS (Cost $2,737,221)		$2,737,221
Total Investments (Small Cap Opportunities Trust)
(Cost $191,927,831) - 101.9%		$226,905,722
Other assets and liabilities, net - (1.9%)		(4,279,960)
TOTAL NET ASSETS - 100.0%		$222,625,762

Small Cap Value Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 97.6%
Consumer discretionary - 4.4%
Household durables - 0.6%
Helen of Troy, Ltd. (I)	50,040	$4,225,878
Multiline retail - 1.6%
Fred’s, Inc., Class A (L)	614,942	11,413,324
Specialty retail - 2.2%
CST Brands, Inc.	15,470	744,881
DSW, Inc., Class A	236,170	5,349,251
Stage Stores, Inc. (L)	526,709	2,301,718
The Cato Corp., Class A	260,256	7,828,500
		16,224,350
		31,863,552
Consumer staples - 4.1%
Beverages - 1.2%
C&C Group PLC	2,178,123	8,811,835
Food and staples retailing - 1.3%
Smart & Final Stores, Inc. (I)(L)	681,944	9,615,410
Food products - 1.6%
Cranswick PLC	360,893	10,411,671
Post Holdings, Inc. (I)	10,920	877,859
		11,289,530
		29,716,775

Small Cap Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Energy - 4.8%
Energy equipment and services - 2.5%
Era Group, Inc. (I)	274,927	$4,665,511
SEACOR Holdings, Inc. (I)	152,478	10,868,632
Tesco Corp. (I)	340,628	2,810,181
		18,344,324
Oil, gas and consumable fuels - 2.3%
Diamondback Energy, Inc. (I)	8,856	894,987
Dorian LPG, Ltd. (I)(L)	462,490	3,797,043
RSP Permian, Inc. (I)	117,580	5,246,420
Scorpio Tankers, Inc.	1,500,580	6,797,627
		16,736,077
		35,080,401
Financials - 21.1%
Banks - 16.0%
First Busey Corp.	284,303	8,750,846
First Midwest Bancorp, Inc.	654,481	16,512,556
Flushing Financial Corp.	310,986	9,139,879
Great Western Bancorp, Inc.	310,646	13,541,059
Hancock Holding Company	346,510	14,934,581
International Bancshares Corp.	435,774	17,779,579
MB Financial, Inc.	317,378	14,989,763
Webster Financial Corp.	382,310	20,751,787
		116,400,050
Capital markets - 1.0%
Ares Capital Corp. (L)	30,496	502,879
Solar Capital, Ltd.	333,005	6,933,164
		7,436,043
Insurance - 2.0%
Alleghany Corp. (I)	1,898	1,154,212
Assured Guaranty, Ltd.	15,960	602,809
Kemper Corp.	190,520	8,440,036
Reinsurance Group of America, Inc.	10,120	1,273,400
State National Companies, Inc.	138,241	1,916,020
White Mountains Insurance Group, Ltd.	980	819,329
		14,205,806
Thrifts and mortgage finance - 2.1%
Northwest Bancshares, Inc.	844,920	15,233,908
		153,275,807
Health care - 7.5%
Health care equipment and supplies - 2.7%
Haemonetics Corp. (I)	283,440	11,394,288
ICU Medical, Inc. (I)	46,666	6,876,235
STERIS PLC	16,190	1,091,044
		19,361,567
Health care providers and services - 1.7%
CorVel Corp. (I)	140,720	5,150,352
Envision Healthcare Corp. (I)	117,970	7,466,321
		12,616,673
Health care technology - 1.2%
Allscripts Healthcare Solutions, Inc. (I)	872,703	8,910,298
Life sciences tools and services - 1.2%
Charles River Laboratories International,
Inc. (I)	110,450	8,415,186
Pharmaceuticals - 0.7%
Phibro Animal Health Corp., Class A	183,400	5,373,620
		54,677,344

The accompanying notes are an integral part of the financial statements.	132

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Cap Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Industrials - 32.2%
Aerospace and defense - 2.0%
Cubic Corp.	296,820	$14,232,519
Air freight and logistics - 0.9%
Forward Air Corp.	144,950	6,867,731
Building products - 1.1%
Tyman PLC	2,437,789	8,301,918
Commercial services and supplies - 7.8%
ACCO Brands Corp. (I)	857,190	11,186,330
Clean Harbors, Inc. (I)	11,390	633,854
Essendant, Inc.	481,138	10,055,784
G&K Services, Inc., Class A	10,660	1,028,157
Matthews International Corp., Class A	187,600	14,417,060
SP Plus Corp. (I)	433,508	12,203,250
Steelcase, Inc., Class A	397,220	7,110,238
		56,634,673
Construction and engineering - 1.1%
Primoris Services Corp.	365,820	8,333,380
Electrical equipment - 2.1%
Babcock & Wilcox Enterprises, Inc. (I)	367,270	6,093,009
Thermon Group Holdings, Inc. (I)	488,150	9,318,784
		15,411,793
Machinery - 11.3%
Albany International Corp., Class A	374,874	17,356,666
CIRCOR International, Inc.	140,802	9,135,234
ESCO Technologies, Inc.	246,152	13,944,511
Luxfer Holdings PLC, ADR	480,205	5,229,432
Mueller Industries, Inc.	532,800	21,290,688
TriMas Corp. (I)	644,991	15,157,289
		82,113,820
Professional services - 4.3%
FTI Consulting, Inc. (I)	320,915	14,466,848
Huron Consulting Group, Inc. (I)	138,181	6,998,868
Mistras Group, Inc. (I)	367,283	9,431,827
		30,897,543
Trading companies and distributors - 1.6%
GATX Corp. (L)	185,080	11,397,226
		234,190,603
Information technology - 9.0%
Electronic equipment, instruments and components - 5.2%
Belden, Inc.	261,839	19,577,702
Coherent, Inc. (I)	25,120	3,451,111
CTS Corp.	325,810	7,298,144
Keysight Technologies, Inc. (I)	26,650	974,591
ScanSource, Inc. (I)	158,930	6,412,826
		37,714,374
IT services - 2.6%
Forrester Research, Inc.	266,763	11,457,471
WNS Holdings, Ltd., ADR (I)	277,349	7,640,965
		19,098,436
Technology hardware, storage and peripherals - 1.2%
Diebold Nixdorf, Inc.	329,100	8,276,865
		65,089,675
Materials - 6.2%
Chemicals - 2.0%
Sensient Technologies Corp.	187,790	14,756,538

Small Cap Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Containers and packaging - 2.6%
Greif, Inc., Class A	251,610	$12,910,109
Multi Packaging Solutions International,
Ltd. (I)	396,213	5,649,997
		18,560,106
Paper and forest products - 1.6%
Deltic Timber Corp.	148,756	11,464,625
		44,781,269
Real estate - 5.2%
Equity real estate investment trusts - 5.2%
Corporate Office Properties Trust	242,417	7,568,259
DiamondRock Hospitality Company	577,578	6,659,474
Education Realty Trust, Inc.	198,033	8,376,796
Kite Realty Group Trust	14,510	340,695
Mid-America Apartment Communities, Inc.	6,880	673,690
Ramco-Gershenson Properties Trust	359,070	5,953,381
Summit Hotel Properties, Inc.	532,629	8,538,043
		38,110,338
		38,110,338
Utilities - 3.1%
Electric utilities - 0.1%
Westar Energy, Inc.	7,270	409,665
Gas utilities - 3.0%
Atmos Energy Corp.	3,570	264,716
New Jersey Resources Corp.	141,548	5,024,954
Spire, Inc.	110,530	7,134,712
UGI Corp.	20,030	922,982
WGL Holdings, Inc.	114,390	8,725,669
		22,073,033
		22,482,698
TOTAL COMMON STOCKS (Cost $517,515,273)		$709,268,462

SECURITIES LENDING COLLATERAL - 3.0%
John Hancock
Collateral Trust, 0.7390% (W)(Y)	2,195,660	21,970,867
TOTAL SECURITIES LENDING
COLLATERAL (Cost $21,971,767)		$21,970,867

SHORT-TERM INVESTMENTS - 3.0%
Repurchase agreement - 3.0%
Bank of America Tri-Party Repurchase
Agreement dated 12/30/2016 at 0.480%
to be repurchased at $21,601,152 on
01/03/2017, collateralized by
$20,362,209 Government National
Mortgage Association, 2.526% - 4.551%
due 03/20/2065 to 11/20/2066 (valued at
$22,032,000, including interest)	$21,600,000	21,600,000
TOTAL SHORT-TERM INVESTMENTS (Cost $21,600,000)		$21,600,000
Total Investments (Small Cap Value Trust)
(Cost $561,087,040) - 103.6%		$752,839,329
Other assets and liabilities, net - (3.6%)		(26,131,766)
TOTAL NET ASSETS - 100.0%		$726,707,563

The accompanying notes are an integral part of the financial statements.	133

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Company Growth Trust

	Shares or Principal Amount	Value
COMMON STOCKS - 96.3%
Consumer discretionary - 11.3%
Auto components - 0.6%
Visteon Corp.	8,932	$717,597
Distributors - 1.0%
Pool Corp.	11,134	1,161,722
Hotels, restaurants and leisure - 3.8%
Dunkin’ Brands Group, Inc.	18,551	972,814
Jack in the Box, Inc.	8,637	964,235
Panera Bread Company, Class A (I)	3,756	770,318
Penn National Gaming, Inc. (I)	52,878	729,188
Texas Roadhouse, Inc.	20,867	1,006,624
		4,443,179
Household durables - 0.6%
CalAtlantic Group, Inc.	19,539	664,521
Leisure products - 0.8%
Brunswick Corp.	17,561	957,777
Media - 0.7%
IMAX Corp. (I)(L)	25,060	786,884
Specialty retail - 1.7%
DSW, Inc., Class A	22,847	517,485
Five Below, Inc. (I)	18,933	756,563
Urban Outfitters, Inc. (I)	24,108	686,596
		1,960,644
Textiles, apparel and luxury goods - 2.1%
Carter’s, Inc.	9,303	803,686
G-III Apparel Group, Ltd. (I)	23,389	691,379
Steven Madden, Ltd. (I)	25,678	917,989
		2,413,054
		13,105,378
Consumer staples - 2.6%
Beverages - 0.6%
The Boston Beer Company, Inc., Class A (I)(L)	3,831	650,695
Food products - 2.0%
B&G Foods, Inc.	21,767	953,395
Lancaster Colony Corp.	9,856	1,393,540
		2,346,935
		2,997,630
Energy - 4.9%
Energy equipment and services - 1.1%
Patterson-UTI Energy, Inc.	46,364	1,248,119
Oil, gas and consumable fuels - 3.8%
Centennial Resource Development, Inc.,
Class A (I)(L)	58,979	1,163,066
Energen Corp. (I)	19,834	1,143,827
Laredo Petroleum, Inc. (I)	61,060	863,388
Parsley Energy, Inc., Class A (I)	35,435	1,248,729
		4,419,010
		5,667,129
Financials - 7.1%
Banks - 3.6%
BankUnited, Inc.	22,939	864,571
Cathay General Bancorp	29,886	1,136,565
Cullen/Frost Bankers, Inc.	12,119	1,069,259
MB Financial, Inc.	23,983	1,132,717
		4,203,112

Small Company Growth Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets - 1.3%
MarketAxess Holdings, Inc.	5,935	$871,970
WisdomTree Investments, Inc. (L)	51,166	569,989
		1,441,959
Insurance - 2.2%
American Equity Investment Life
Holding Company	35,328	796,293
American Financial Group, Inc.	11,089	977,163
RLI Corp.	12,017	758,633
		2,532,089
		8,177,160
Health care - 20.9%
Biotechnology - 3.8%
ACADIA Pharmaceuticals, Inc. (I)(L)	14,783	426,342
Exelixis, Inc. (I)	98,044	1,461,836
Halozyme Therapeutics, Inc. (I)(L)	32,707	323,145
Momenta Pharmaceuticals, Inc. (I)	54,102	814,235
Neurocrine Biosciences, Inc. (I)	16,851	652,134
Repligen Corp. (I)	23,706	730,619
		4,408,311
Health care equipment and supplies - 8.0%
Align Technology, Inc. (I)	11,003	1,057,718
Cantel Medical Corp.	11,919	938,621
DexCom, Inc. (I)	12,336	736,459
Halyard Health, Inc. (I)	25,763	952,716
Hill-Rom Holdings, Inc.	19,370	1,087,432
ICU Medical, Inc. (I)	5,353	788,765
Integra LifeSciences Holdings Corp. (I)	10,304	883,980
Nevro Corp. (I)(L)	10,205	741,495
NuVasive, Inc. (I)	13,217	890,297
NxStage Medical, Inc. (I)	46,569	1,220,573
		9,298,056
Health care providers and services - 4.2%
Chemed Corp.	5,698	914,016
HealthEquity, Inc. (I)	32,857	1,331,366
HealthSouth Corp.	20,586	848,967
Select Medical Holdings Corp. (I)	59,736	791,502
VCA, Inc. (I)	13,381	918,606
		4,804,457
Life sciences tools and services - 2.8%
Bio-Techne Corp.	9,497	976,577
Pacific Biosciences of California, Inc. (I)	98,649	374,866
PerkinElmer, Inc.	18,016	939,534
VWR Corp. (I)	36,663	917,675
		3,208,652
Pharmaceuticals - 2.1%
Catalent, Inc. (I)	31,975	862,046
Nektar Therapeutics (I)	65,468	803,292
Prestige Brands Holdings, Inc. (I)	15,819	824,170
		2,489,508
		24,208,984
Industrials - 16.2%
Aerospace and defense - 2.2%
BWX Technologies, Inc.	22,213	881,856
Orbital ATK, Inc.	8,648	758,689
TransDigm Group, Inc.	3,859	960,737
		2,601,282

The accompanying notes are an integral part of the financial statements.	134

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Company Growth Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Air freight and logistics - 0.8%
Forward Air Corp.	19,046	$902,399
Building products - 1.7%
AO Smith Corp.	21,702	1,027,590
Masonite International Corp. (I)	13,399	881,654
		1,909,244
Commercial services and supplies - 1.3%
Pitney Bowes, Inc.	42,583	646,836
Steelcase, Inc., Class A	49,479	885,674
		1,532,510
Electrical equipment - 1.1%
Acuity Brands, Inc.	5,506	1,271,115
Machinery - 4.0%
ITT, Inc.	23,706	914,340
John Bean Technologies Corp.	12,586	1,081,767
Lincoln Electric Holdings, Inc.	11,279	864,761
WABCO Holdings, Inc. (I)	7,404	785,935
Wabtec Corp.	11,880	986,278
		4,633,081
Marine - 0.8%
Kirby Corp. (I)	13,152	874,608
Professional services - 0.6%
CEB, Inc.	11,881	719,989
Road and rail - 3.0%
Knight Transportation, Inc.	38,242	1,263,898
Old Dominion Freight Line, Inc. (I)	13,980	1,199,344
Swift Transportation Company (I)	40,444	985,216
		3,448,458
Trading companies and distributors - 0.7%
Watsco, Inc.	5,564	824,140
		18,716,826
Information technology - 27.0%
Electronic equipment, instruments and components - 4.4%
Cognex Corp.	20,650	1,313,753
Littelfuse, Inc.	6,797	1,031,581
SYNNEX Corp.	7,724	934,758
Trimble, Inc. (I)	23,299	702,465
Zebra Technologies Corp., Class A (I)	12,864	1,103,217
		5,085,774
Internet software and services - 2.0%
CoStar Group, Inc. (I)	5,121	965,257
Pandora Media, Inc. (I)(L)	40,695	530,663
Q2 Holdings, Inc. (I)	30,138	869,481
		2,365,401
IT services - 3.4%
Booz Allen Hamilton Holding Corp.	36,039	1,299,927
EPAM Systems, Inc. (I)	11,928	767,090
Euronet Worldwide, Inc. (I)	14,404	1,043,279
ExlService Holdings, Inc. (I)	16,836	849,208
		3,959,504
Semiconductors and semiconductor equipment - 6.5%
Cavium, Inc. (I)	14,512	906,129
Cirrus Logic, Inc. (I)	10,561	597,119
Integrated Device Technology, Inc. (I)	36,368	856,830
MKS Instruments, Inc.	24,082	1,430,471
Monolithic Power Systems, Inc.	18,411	1,508,413
Power Integrations, Inc.	17,048	1,156,707
Silicon Laboratories, Inc. (I)	17,116	1,112,540
		7,568,209

Small Company Growth Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software - 10.3%
Aspen Technology, Inc. (I)	23,189	$1,267,975
CommVault Systems, Inc. (I)	19,624	1,008,674
Fair Isaac Corp.	9,942	1,185,285
Guidewire Software, Inc. (I)	18,978	936,185
Manhattan Associates, Inc. (I)	18,619	987,366
MicroStrategy, Inc., Class A (I)	6,222	1,228,223
Proofpoint, Inc. (I)	11,007	777,645
Qualys, Inc. (I)	22,377	708,232
RealPage, Inc. (I)	28,761	862,830
Take-Two Interactive Software, Inc. (I)	25,063	1,235,355
The Ultimate Software Group, Inc. (I)	6,217	1,133,670
Verint Systems, Inc. (I)	15,081	531,605
		11,863,045
Technology hardware, storage and peripherals - 0.4%
Cray, Inc. (I)	19,334	400,214
		31,242,147
Materials - 3.1%
Chemicals - 0.8%
PolyOne Corp.	27,112	868,668
Construction materials - 1.3%
Martin Marietta Materials, Inc.	6,672	1,478,048
Containers and packaging - 1.0%
Berry Plastics Group, Inc. (I)	24,804	1,208,699
		3,555,415
Real estate - 1.9%
Equity real estate investment trusts - 1.9%
CubeSmart	27,865	745,946
Highwoods Properties, Inc.	14,745	752,142
Physicians Realty Trust	40,866	774,819
		2,272,907
		2,272,907
Telecommunication services - 1.3%
Diversified telecommunication services - 1.3%
SBA Communications Corp., Class A (I)	14,547	1,502,123
TOTAL COMMON STOCKS (Cost $90,850,467)		$111,445,699

SECURITIES LENDING COLLATERAL - 4.1%
John Hancock
Collateral Trust, 0.7390% (W)(Y)	479,835	4,801,468
TOTAL SECURITIES LENDING
COLLATERAL (Cost $4,801,732)		$4,801,468

SHORT-TERM INVESTMENTS - 4.0%
Money market funds - 4.0%
State Street Institutional Treasury Money
Market Fund, Premier Class,
0.3977% (Y)	4,611,794	4,611,794
TOTAL SHORT-TERM INVESTMENTS (Cost $4,611,794)		$4,611,794
Total Investments (Small Company Growth Trust)
(Cost $100,263,993) - 104.4%		$120,858,961
Other assets and liabilities, net - (4.4%)		(5,134,952)
TOTAL NET ASSETS - 100.0%		$115,724,009

The accompanying notes are an integral part of the financial statements.	135

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Company Value Trust

	Shares or Principal Amount	Value
COMMON STOCKS - 98.0%
Consumer discretionary - 11.4%
Auto components - 2.0%
Dorman Products, Inc. (I)	33,400	$2,440,204
LCI Industries	31,600	3,404,900
		5,845,104
Distributors - 1.0%
Pool Corp.	28,500	2,973,690
Diversified consumer services - 1.2%
American Public Education, Inc. (I)	44,400	1,090,020
Capella Education Company	26,800	2,353,040
		3,443,060
Hotels, restaurants and leisure - 0.7%
ILG, Inc.	57,700	1,048,409
Red Robin Gourmet Burgers, Inc. (I)	18,800	1,060,320
		2,108,729
Household durables - 1.4%
Cavco Industries, Inc. (I)	15,800	1,577,630
CSS Industries, Inc.	38,400	1,039,488
Ethan Allen Interiors, Inc.	35,200	1,297,120
		3,914,238
Media - 1.4%
Cable One, Inc.	2,200	1,367,806
New Media Investment Group, Inc.	93,800	1,499,862
Scholastic Corp.	22,200	1,054,278
		3,921,946
Multiline retail - 0.4%
Fred’s, Inc., Class A (L)	55,100	1,022,656
Specialty retail - 2.1%
Aaron’s, Inc.	75,600	2,418,444
Genesco, Inc. (I)	13,200	819,720
Lumber Liquidators Holdings, Inc. (I)(L)	54,300	854,682
Party City Holdco, Inc. (I)(L)	45,400	644,680
Pier 1 Imports, Inc.	52,848	451,322
Sportsman’s Warehouse Holdings, Inc. (I)	77,707	729,669
		5,918,517
Textiles, apparel and luxury goods - 1.2%
Crocs, Inc. (I)	47,600	326,536
Culp, Inc.	42,500	1,578,875
Steven Madden, Ltd. (I)	45,200	1,615,900
		3,521,311
		32,669,251
Consumer staples - 3.6%
Food and staples retailing - 1.3%
PriceSmart, Inc.	20,100	1,678,350
SpartanNash Company	48,720	1,926,389
		3,604,739
Food products - 1.5%
Nomad Foods, Ltd. (I)	156,200	1,494,834
Pinnacle Foods, Inc.	23,900	1,277,455
Post Holdings, Inc. (I)	18,000	1,447,020
		4,219,309
Household products - 0.5%
Energizer Holdings, Inc.	32,300	1,440,903
Tobacco - 0.3%
Vector Group, Ltd. (L)	41,058	933,659
		10,198,610

Small Company Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy - 4.1%
Energy equipment and services - 1.0%
Oceaneering International, Inc.	38,700	$1,091,727
Tesco Corp. (I)	131,000	1,080,750
TETRA Technologies, Inc. (I)	145,500	730,410
		2,902,887
Oil, gas and consumable fuels - 3.1%
Matador Resources Company (I)(L)	92,600	2,385,376
Parsley Energy, Inc., Class A (I)	46,900	1,652,756
Rice Energy, Inc. (I)	50,100	1,069,635
Western Refining, Inc.	42,700	1,616,195
WPX Energy, Inc. (I)	146,800	2,138,876
		8,862,838
		11,765,725
Financials - 30.2%
Banks - 18.1%
BankUnited, Inc.	92,000	3,467,480
CoBiz Financial, Inc.	89,200	1,506,588
Columbia Banking System, Inc.	77,500	3,462,700
East West Bancorp, Inc.	91,000	4,625,530
First Hawaiian, Inc. (L)	33,871	1,179,388
Glacier Bancorp, Inc.	74,100	2,684,643
Home BancShares, Inc.	235,500	6,539,835
Hope Bancorp, Inc.	97,700	2,138,653
National Bank Holdings Corp., Class A	69,800	2,225,922
Pinnacle Financial Partners, Inc.	20,900	1,448,370
Popular, Inc.	68,500	3,001,670
Prosperity Bancshares, Inc.	48,600	3,488,508
Sandy Spring Bancorp, Inc.	20,500	819,795
SVB Financial Group (I)	23,100	3,965,346
Synovus Financial Corp.	27,500	1,129,700
Texas Capital Bancshares, Inc. (I)	25,700	2,014,880
Towne Bank	95,200	3,165,400
Webster Financial Corp.	44,250	2,401,890
Wintrust Financial Corp.	31,900	2,314,983
		51,581,281
Capital markets - 3.3%
Bats Global Markets, Inc.	45,405	1,521,522
Conyers Park Acquisition Corp. (I)	47,250	512,663
Hercules Capital, Inc.	135,600	1,913,316
Houlihan Lokey, Inc.	25,562	795,489
Janus Capital Group, Inc.	83,600	1,109,372
Main Street Capital Corp.	29,400	1,081,038
Safeguard Scientifics, Inc. (I)	46,900	630,805
Stifel Financial Corp. (I)	17,000	849,150
TPG Specialty Lending, Inc.	57,700	1,077,836
		9,491,191
Consumer finance - 0.6%
Green Dot Corp., Class A (I)	64,000	1,507,200
Diversified financial services - 0.4%
Compass Diversified Holdings (L)	65,200	1,167,080
Insurance - 3.6%
Assured Guaranty, Ltd.	44,400	1,676,988
Employers Holdings, Inc.	41,450	1,641,420
Kinsale Capital Group, Inc.	26,512	901,673
ProAssurance Corp.	54,800	3,079,760
RenaissanceRe Holdings, Ltd.	5,200	708,344
Safety Insurance Group, Inc.	14,600	1,076,020
State Auto Financial Corp.	46,100	1,235,941
		10,320,146

The accompanying notes are an integral part of the financial statements.	136

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Mortgage real estate investment trusts - 0.9%
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	80,600	$1,530,594
Redwood Trust, Inc.	71,500	1,087,515
		2,618,109
Thrifts and mortgage finance - 3.3%
Beneficial Bancorp, Inc. (I)	117,840	2,168,256
Meridian Bancorp, Inc.	47,400	895,860
Radian Group, Inc.	136,900	2,461,462
United Financial Bancorp, Inc.	117,000	2,124,720
WSFS Financial Corp.	39,300	1,821,555
		9,471,853
		86,156,860
Health care - 6.6%
Health care equipment and supplies - 4.7%
Analogic Corp.	14,500	1,202,775
Atrion Corp.	5,820	2,951,904
Haemonetics Corp. (I)	50,100	2,014,020
Halyard Health, Inc. (I)	57,300	2,118,954
Quidel Corp. (I)	70,200	1,503,684
West Pharmaceutical Services, Inc.	41,400	3,511,962
		13,303,299
Health care providers and services - 1.9%
National HealthCare Corp.	13,650	1,034,534
Select Medical Holdings Corp. (I)	81,900	1,085,175
The Ensign Group, Inc.	21,600	479,736
Triple-S Management Corp., Class B (I)	36,300	751,410
WellCare Health Plans, Inc. (I)	14,800	2,028,784
		5,379,639
		18,682,938
Industrials - 12.7%
Aerospace and defense - 0.3%
Triumph Group, Inc.	35,400	938,100
Building products - 0.6%
Universal Forest Products, Inc.	17,900	1,829,022
Commercial services and supplies - 1.9%
Brady Corp., Class A	37,800	1,419,390
Matthews International Corp., Class A	15,400	1,183,490
McGrath RentCorp	43,350	1,698,887
MSA Safety, Inc.	15,500	1,074,615
		5,376,382
Construction and engineering - 0.7%
Aegion Corp. (I)	88,000	2,085,600
Machinery - 3.3%
CIRCOR International, Inc.	26,300	1,706,344
Colfax Corp. (I)	30,600	1,099,458
ESCO Technologies, Inc.	48,100	2,724,865
Hillenbrand, Inc.	26,210	1,005,154
RBC Bearings, Inc. (I)	16,600	1,540,646
Sun Hydraulics Corp.	31,600	1,263,052
		9,339,519
Marine - 0.4%
Kirby Corp. (I)	17,600	1,170,400
Professional services - 1.2%
FTI Consulting, Inc. (I)	29,900	1,347,892
Navigant Consulting, Inc. (I)	84,500	2,212,210
		3,560,102

Small Company Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Road and rail - 2.6%
Genesee & Wyoming, Inc., Class A (I)	27,700	$1,922,657
Landstar System, Inc.	52,400	4,469,720
Universal Logistics Holdings, Inc.	54,089	884,355
		7,276,732
Trading companies and distributors - 1.7%
Applied Industrial Technologies, Inc.	26,900	1,597,860
Beacon Roofing Supply, Inc. (I)	45,900	2,114,613
Kaman Corp.	22,300	1,091,139
		4,803,612
		36,379,469
Information technology - 10.5%
Communications equipment - 1.0%
Harmonic, Inc. (I)	226,700	1,133,500
Ixia (I)	105,000	1,690,500
		2,824,000
Electronic equipment, instruments and components - 5.3%
Badger Meter, Inc.	37,100	1,370,845
Belden, Inc.	51,900	3,880,563
Knowles Corp. (I)	124,600	2,082,066
Littelfuse, Inc.	26,200	3,976,374
Methode Electronics, Inc.	37,200	1,538,220
SYNNEX Corp.	19,600	2,371,992
		15,220,060
Internet software and services - 0.1%
Rightside Group, Ltd. (I)	45,826	378,981
IT services - 0.6%
CSRA, Inc.	48,800	1,553,792
Semiconductors and semiconductor equipment - 2.5%
Advanced Energy Industries, Inc. (I)	35,400	1,938,150
Brooks Automation, Inc.	69,000	1,177,830
Cabot Microelectronics Corp.	24,800	1,566,616
Intersil Corp., Class A	75,700	1,688,110
Rudolph Technologies, Inc. (I)	34,500	805,575
		7,176,281
Software - 1.0%
Callidus Software, Inc. (I)	67,800	1,139,040
Progress Software Corp.	52,200	1,666,746
		2,805,786
		29,958,900
Materials - 4.9%
Chemicals - 2.4%
American Vanguard Corp.	58,600	1,122,190
Innospec, Inc.	16,935	1,160,048
KMG Chemicals, Inc.	42,900	1,668,381
Minerals Technologies, Inc.	37,900	2,927,775
		6,878,394
Containers and packaging - 0.6%
Myers Industries, Inc.	122,500	1,751,750
Metals and mining - 1.0%
Carpenter Technology Corp.	47,300	1,710,841
Reliance Steel & Aluminum Company	15,300	1,216,962
		2,927,803
Paper and forest products - 0.9%
Clearwater Paper Corp. (I)	36,300	2,379,465
		13,937,412

The accompanying notes are an integral part of the financial statements.	137

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Real estate - 8.1%
Equity real estate investment trusts - 8.1%
Acadia Realty Trust	62,200	$2,032,696
American Assets Trust, Inc.	15,700	676,356
American Campus Communities, Inc.	26,000	1,294,020
Cedar Realty Trust, Inc.	310,513	2,027,650
Douglas Emmett, Inc.	38,200	1,396,592
EastGroup Properties, Inc.	32,600	2,407,184
First Potomac Realty Trust	168,170	1,844,825
Healthcare Realty Trust, Inc.	39,200	1,188,544
Kilroy Realty Corp.	24,200	1,771,924
Potlatch Corp.	41,200	1,715,980
PS Business Parks, Inc.	16,200	1,887,624
Retail Opportunity Investments Corp.	46,600	984,658
Saul Centers, Inc.	30,200	2,011,622
Washington Real Estate Investment Trust	58,338	1,907,069
		23,146,744
		23,146,744
Utilities - 5.9%
Electric utilities - 2.1%
El Paso Electric Company	29,700	1,381,050
PNM Resources, Inc.	89,600	3,073,280
Portland General Electric Company	38,500	1,668,205
		6,122,535
Gas utilities - 2.4%
Atmos Energy Corp.	19,200	1,423,680
Chesapeake Utilities Corp.	35,100	2,349,945
ONE Gas, Inc.	46,800	2,993,326
		6,766,951
Independent power and renewable electricity
producers - 0.4%
NRG Energy, Inc.	87,300	1,070,298
Multi-utilities - 0.8%
NorthWestern Corp.	39,500	2,246,365
Water utilities - 0.2%
California Water Service Group	19,700	667,830
		16,873,979
TOTAL COMMON STOCKS (Cost $183,899,102)		$279,769,888

SECURITIES LENDING COLLATERAL - 2.3%
John Hancock
Collateral Trust, 0.7390% (W)(Y)	653,336	6,537,609
TOTAL SECURITIES LENDING
COLLATERAL (Cost $6,537,915)		$6,537,609

SHORT-TERM INVESTMENTS - 1.2%
Money market funds - 1.2%
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
0.4218% (Y)	586,218	586,218
T. Rowe Price Government Money Fund,
0.4456% (Y)	2,926,326	2,926,326
TOTAL SHORT-TERM INVESTMENTS (Cost $3,512,544)		$3,512,544
Total Investments (Small Company Value Trust)
(Cost $193,949,561) - 101.5%		$289,820,041
Other assets and liabilities, net - (1.5%)		(4,246,405)
TOTAL NET ASSETS - 100.0%		$285,573,636

Strategic Equity Allocation Trust

	Shares or Principal Amount	Value
COMMON STOCKS - 96.8%
Consumer discretionary - 11.7%
Auto components - 0.6%
Aisin Seiki Company, Ltd.	53,958	$2,334,731
American Axle & Manufacturing
Holdings, Inc. (I)	16,442	317,331
BorgWarner, Inc.	63,695	2,512,131
Bridgestone Corp.	183,406	6,599,088
Cie Generale des Etablissements Michelin	51,396	5,713,117
Continental AG	30,998	5,971,975
Cooper Tire & Rubber Company	11,533	448,057
Cooper-Standard Holding, Inc. (I)	3,110	321,512
Dana, Inc.	100,622	1,909,806
Delphi Automotive PLC	86,823	5,847,529
Denso Corp.	134,295	5,809,125
Dorman Products, Inc. (I)	5,548	405,337
Federal-Mogul Holdings Corp. (I)	7,219	74,428
Fox Factory Holding Corp. (I)	4,765	132,229
Gentex Corp.	137,391	2,705,229
Gentherm, Inc. (I)	7,946	268,972
GKN PLC	483,221	1,969,557
Horizon Global Corp. (I)	3,872	92,928
Koito Manufacturing Company, Ltd.	31,666	1,672,281
LCI Industries	4,991	537,780
Metaldyne Performance Group, Inc.	3,358	77,066
Modine Manufacturing Company (I)	10,250	152,725
Motorcar Parts of America, Inc. (I)	4,087	110,022
NGK Spark Plug Company, Ltd.	49,699	1,101,566
NOK Corp.	27,294	552,038
Nokian Renkaat OYJ	32,855	1,221,479
Spartan Motors, Inc.	7,489	69,273
Standard Motor Products, Inc.	4,540	241,619
Stanley Electric Company, Ltd.	41,967	1,143,293
Stoneridge, Inc. (I)	5,782	102,284
Strattec Security Corp.	922	37,157
Sumitomo Electric Industries, Ltd.	212,543	3,060,473
Sumitomo Rubber Industries, Ltd.	49,056	776,181
Superior Industries International, Inc.	5,330	140,446
Tenneco, Inc. (I)	11,944	746,142
The Goodyear Tire & Rubber Company	83,204	2,568,507
The Yokohama Rubber Company, Ltd.	31,554	564,035
Tower International, Inc.	4,436	125,761
Toyoda Gosei Company, Ltd.	18,603	434,179
Toyota Industries Corp.	45,853	2,180,092
Valeo SA	67,207	3,858,206
		64,905,687
Automobiles - 1.4%
Bayerische Motoren Werke AG	93,198	8,680,090
Daimler AG	271,416	20,143,292
Ferrari NV	34,602	2,014,543
Fiat Chrysler Automobiles NV	258,865	2,354,850
Ford Motor Company	1,250,986	15,174,460
Fuji Heavy Industries, Ltd.	173,427	7,066,180
General Motors Company	444,677	15,492,547
Harley-Davidson, Inc.	56,699	3,307,820
Honda Motor Company, Ltd.	459,573	13,417,368
Isuzu Motors, Ltd.	167,346	2,116,009
Mazda Motor Corp.	160,600	2,615,206
Mitsubishi Motors Corp.	188,937	1,074,033
Nissan Motor Company, Ltd.	680,776	6,828,960
Peugeot SA (I)	136,832	2,228,606
Renault SA	54,201	4,813,959
Suzuki Motor Corp.	96,843	3,400,048
Thor Industries, Inc.	22,947	2,295,847

The accompanying notes are an integral part of the financial statements.	138

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Automobiles (continued)
Toyota Motor Corp.	752,800	$44,135,456
Volkswagen AG	9,069	1,301,628
Winnebago Industries, Inc.	5,681	179,804
Yamaha Motor Company, Ltd. (L)	78,913	1,730,487
		160,371,193
Distributors - 0.1%
Core-Mark Holding Company, Inc.	9,772	420,880
Genuine Parts Company	47,672	4,554,583
Jardine Cycle & Carriage, Ltd.	28,267	802,782
LKQ Corp. (I)	99,627	3,053,568
Pool Corp.	19,823	2,068,332
Weyco Group, Inc.	1,601	50,111
		10,950,256
Diversified consumer services - 0.1%
American Public Education, Inc. (I)	3,471	85,213
Apollo Education Group, Inc. (I)	18,323	181,398
Ascent Capital Group, Inc., Class A (I)	2,502	40,683
Benesse Holdings, Inc.	19,155	526,283
Bridgepoint Education, Inc. (I)	4,052	41,047
Bright Horizons Family Solutions, Inc. (I)	9,156	641,103
Capella Education Company	2,370	208,086
Career Education Corp. (I)	14,395	145,246
Carriage Services, Inc.	3,195	91,505
Chegg, Inc. (I)	17,403	128,434
Collectors Universe, Inc.	1,783	37,853
DeVry Education Group, Inc.	40,566	1,265,659
Graham Holdings Company, Class B	2,230	1,141,649
Grand Canyon Education, Inc. (I)	9,525	556,736
H&R Block, Inc.	69,181	1,590,471
Houghton Mifflin Harcourt Company (I)	26,735	290,075
K12, Inc. (I)	7,228	124,032
LifeLock, Inc. (I)	17,909	428,383
Regis Corp. (I)	8,251	119,805
Service Corp. International	91,346	2,594,226
Sotheby’s (I)(L)	32,542	1,297,124
Strayer Education, Inc. (I)	2,259	182,143
Weight Watchers International, Inc. (I)(L)	6,190	70,876
		11,788,030
Hotels, restaurants and leisure - 1.6%
Accor SA	48,041	1,789,655
Aristocrat Leisure, Ltd.	152,357	1,699,785
Belmond, Ltd., Class A (I)	17,680	236,028
Biglari Holdings, Inc. (I)	222	105,050
BJ’s Restaurants, Inc. (I)	5,067	199,133
Bloomin’ Brands, Inc.	22,302	402,105
Bob Evans Farms, Inc.	4,234	225,291
Bojangles’, Inc. (I)	2,514	46,886
Boyd Gaming Corp. (I)	17,497	352,914
Brinker International, Inc. (L)	23,812	1,179,408
Buffalo Wild Wings, Inc. (I)	12,743	1,967,519
Caesars Acquisition Company, Class A (I)(L)	10,223	138,011
Caesars Entertainment Corp. (I)	12,519	106,412
Carnival Corp.	134,463	7,000,144
Carnival PLC	53,710	2,721,453
Carrols Restaurant Group, Inc. (I)	7,451	113,628
Century Casinos, Inc. (I)	5,637	46,393
Chipotle Mexican Grill, Inc. (I)	9,275	3,499,643
Churchill Downs, Inc.	8,818	1,326,668
Chuy’s Holdings, Inc. (I)	3,539	114,841
ClubCorp Holdings, Inc.	14,052	201,646

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Compass Group PLC	463,237	$8,561,334
Cracker Barrel Old Country Store, Inc. (L)	15,580	2,601,548
Crown Resorts, Ltd.	100,744	839,635
Darden Restaurants, Inc.	39,508	2,873,022
Dave & Buster’s Entertainment, Inc. (I)	8,042	452,765
Del Frisco’s Restaurant Group, Inc. (I)	5,359	91,103
Del Taco Restaurants, Inc. (I)	5,177	73,099
Denny’s Corp. (I)	16,354	209,822
DineEquity, Inc.	3,672	282,744
Domino’s Pizza Enterprises, Ltd.	17,603	823,174
Domino’s Pizza, Inc.	23,056	3,671,437
Dunkin’ Brands Group, Inc.	43,987	2,306,678
El Pollo Loco Holdings, Inc. (I)	4,566	56,162
Eldorado Resorts, Inc. (I)	6,154	104,310
Fiesta Restaurant Group, Inc. (I)	5,793	172,921
Flight Centre Travel Group, Ltd.	16,082	362,433
Galaxy Entertainment Group, Ltd.	661,153	2,863,533
Genting Singapore PLC	1,684,821	1,048,630
Golden Entertainment, Inc.	2,350	28,459
ILG, Inc.	24,096	437,824
InterContinental Hotels Group PLC	52,908	2,365,733
International Speedway Corp., Class A	18,149	667,883
Intrawest Resorts Holdings, Inc. (I)	3,633	64,849
Isle of Capri Casinos, Inc. (I)	5,399	133,301
Jack in the Box, Inc.	22,388	2,499,396
Jamba, Inc. (I)	3,555	36,617
La Quinta Holdings, Inc. (I)	18,334	260,526
Lindblad Expeditions Holdings, Inc. (I)	4,202	39,709
Marriott International, Inc., Class A	102,596	8,482,637
Marriott Vacations Worldwide Corp.	4,725	400,916
McDonald’s Corp.	266,190	32,400,647
McDonald’s Holdings Company Japan, Ltd.	19,061	498,614
Melco Crown Entertainment, Ltd., ADR	52,900	841,110
Merlin Entertainments PLC (S)	197,471	1,090,137
MGM China Holdings, Ltd.	272,572	563,035
Monarch Casino & Resort, Inc. (I)	2,591	66,796
Nathan’s Famous, Inc. (I)	739	47,961
Oriental Land Company, Ltd.	61,500	3,471,162
Paddy Power Betfair PLC	22,441	2,387,875
Panera Bread Company, Class A (I)	10,470	2,147,292
Papa John’s International, Inc.	18,472	1,580,834
Penn National Gaming, Inc. (I)	16,134	222,488
Pinnacle Entertainment, Inc. (I)	11,736	170,172
Planet Fitness, Inc., Class A	5,502	110,590
Popeyes Louisiana Kitchen, Inc. (I)	4,326	261,636
Potbelly Corp. (I)	5,682	73,298
Red Robin Gourmet Burgers, Inc. (I)	2,840	160,176
Red Rock Resorts, Inc., Class A	6,483	150,341
Royal Caribbean Cruises, Ltd.	53,668	4,402,923
Ruby Tuesday, Inc. (I)	13,326	43,043
Ruth’s Hospitality Group, Inc.	7,134	130,552
Sands China, Ltd.	682,282	2,943,483
Scientific Games Corp., Class A (I)	11,179	156,506
SeaWorld Entertainment, Inc. (L)	14,221	269,204
Shake Shack, Inc., Class A (I)(L)	3,374	120,755
Shangri-La Asia, Ltd.	359,964	379,061
SJM Holdings, Ltd.	567,826	443,094
Sodexo SA	25,997	2,984,802
Sonic Corp.	9,583	254,045
Speedway Motorsports, Inc.	2,754	59,679
Starbucks Corp.	466,503	25,900,247
Tabcorp Holdings, Ltd.	238,604	826,644
Tatts Group, Ltd.	409,793	1,320,504

The accompanying notes are an integral part of the financial statements.	139

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Texas Roadhouse, Inc.	44,800	$2,161,152
The Cheesecake Factory, Inc.	30,734	1,840,352
The Habit Restaurants, Inc., Class A (I)	3,330	57,443
The Marcus Corp.	4,022	126,693
The Wendy’s Company	96,137	1,299,772
TUI AG	140,543	2,012,174
Whitbread PLC	51,649	2,402,616
William Hill PLC	249,212	890,122
Wingstop, Inc.	3,320	98,239
Wyndham Worldwide Corp.	34,485	2,633,619
Wynn Macau, Ltd. (L)	446,870	706,421
Wynn Resorts, Ltd.	25,752	2,227,806
Yum! Brands, Inc.	111,783	7,079,217
Zoe’s Kitchen, Inc. (I)	4,249	101,934
		176,401,079
Household durables - 0.8%
Barratt Developments PLC	281,875	1,602,491
Bassett Furniture Industries, Inc.	2,344	71,258
Beazer Homes USA, Inc. (I)	7,005	93,167
Berkeley Group Holdings PLC	36,593	1,264,977
CalAtlantic Group, Inc.	35,055	1,192,221
Casio Computer Company, Ltd. (L)	65,648	925,185
Cavco Industries, Inc. (I)	1,807	180,429
Century Communities, Inc. (I)	3,408	71,568
CSS Industries, Inc.	2,261	61,205
DR Horton, Inc.	107,680	2,942,894
Electrolux AB, Series B	67,594	1,673,697
Ethan Allen Interiors, Inc.	5,291	194,973
Flexsteel Industries, Inc.	1,466	90,408
Garmin, Ltd. (L)	37,381	1,812,605
GoPro, Inc., Class A (I)(L)	21,799	189,869
Green Brick Partners, Inc. (I)	5,221	52,471
Harman International Industries, Inc.	22,058	2,451,967
Helen of Troy, Ltd. (I)	19,294	1,629,378
Hooker Furniture Corp.	2,453	93,091
Hovnanian Enterprises, Inc., Class A (I)	27,593	75,329
Husqvarna AB, B Shares	119,473	927,002
Iida Group Holdings Company, Ltd.	42,200	799,995
Installed Building Products, Inc. (I)	4,179	172,593
iRobot Corp. (I)	5,688	332,464
KB Home (L)	57,553	909,913
La-Z-Boy, Inc.	10,467	325,000
Leggett & Platt, Inc.	43,343	2,118,606
Lennar Corp., Class A	62,937	2,701,885
LGI Homes, Inc. (I)(L)	3,266	93,832
Libbey, Inc.	5,145	100,122
Lifetime Brands, Inc.	2,781	49,363
M/I Homes, Inc. (I)	5,039	126,882
MDC Holdings, Inc.	8,604	220,776
Meritage Homes Corp. (I)	8,133	283,028
Mohawk Industries, Inc. (I)	20,133	4,020,157
NACCO Industries, Inc., Class A	828	74,975
Newell Brands, Inc.	154,663	6,905,703
Nikon Corp.	95,446	1,482,318
NVR, Inc. (I)	1,690	2,820,610
Panasonic Corp.	622,309	6,311,553
Persimmon PLC	86,714	1,891,893
PulteGroup, Inc.	95,343	1,752,404
Rinnai Corp.	9,378	754,587
SEB SA	6,366	862,617
Sekisui Chemical Company, Ltd.	114,944	1,829,740
Sekisui House, Ltd.	170,026	2,824,862

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
Sharp Corp. (I)(L)	429,000	$992,604
Sony Corp.	355,900	9,944,530
Taylor Morrison Home Corp., Class A (I)	6,529	125,749
Taylor Wimpey PLC	918,603	1,732,560
Techtronic Industries Company, Ltd.	385,742	1,380,368
Tempur Sealy International, Inc. (I)(L)	24,156	1,649,372
The New Home Company, Inc. (I)	3,498	40,962
Toll Brothers, Inc. (I)	71,563	2,218,453
TopBuild Corp. (I)	8,128	289,357
TRI Pointe Group, Inc. (I)	101,618	1,166,575
Tupperware Brands Corp.	24,246	1,275,825
Universal Electronics, Inc. (I)	3,035	195,909
WCI Communities, Inc. (I)	4,631	108,597
Whirlpool Corp.	24,060	4,373,386
William Lyon Homes, Class A (I)	5,100	97,053
ZAGG, Inc. (I)	6,206	44,063
		82,997,426
Internet and direct marketing retail - 1.3%
1-800-Flowers.com, Inc., Class A (I)	5,907	63,205
Amazon.com, Inc. (I)	126,420	94,798,565
Blue Nile, Inc.	2,399	97,471
Duluth Holdings, Inc., Class B (I)(L)	1,999	50,775
Etsy, Inc. (I)	22,480	264,814
Expedia, Inc.	38,544	4,366,264
FTD Companies, Inc. (I)	3,733	88,995
HSN, Inc.	21,996	754,463
Lands’ End, Inc. (I)(L)	3,329	50,434
Liberty TripAdvisor Holdings, Inc., Class A (I)	15,699	236,270
Netflix, Inc. (I)	137,573	17,031,537
Nutrisystem, Inc.	6,138	212,682
Overstock.com, Inc. (I)	2,997	52,448
PetMed Express, Inc.	4,326	99,801
Rakuten, Inc.	262,305	2,570,024
Shutterfly, Inc. (I)	7,351	368,873
Start Today Company, Ltd.	50,900	876,818
The Priceline Group, Inc. (I)	15,817	23,188,671
TripAdvisor, Inc. (I)	37,045	1,717,777
Wayfair, Inc., Class A (I)(L)	6,720	235,536
Zalando SE (I)	24,812	945,194
		148,070,617
Leisure products - 0.2%
Acushnet Holdings Corp. (I)	4,937	97,308
American Outdoor Brands Corp. (I)	11,581	244,127
Arctic Cat, Inc. (I)	3,224	48,424
Bandai Namco Holdings, Inc.	56,193	1,546,710
Brunswick Corp.	43,009	2,345,711
Callaway Golf Company	20,241	221,841
Hasbro, Inc.	35,876	2,790,794
Johnson Outdoors, Inc., Class A	1,130	44,850
Malibu Boats, Inc., Class A (I)	4,100	78,228
Marine Products Corp.	2,708	37,560
Mattel, Inc.	110,480	3,043,724
MCBC Holdings, Inc.	2,399	34,977
Nautilus, Inc. (I)	6,622	122,507
Polaris Industries, Inc. (L)	28,572	2,354,047
Sankyo Company, Ltd.	13,051	420,786
Sega Sammy Holdings, Inc.	53,436	794,060
Shimano, Inc.	20,881	3,270,649
Sturm Ruger & Company, Inc. (L)	3,954	208,376
Vista Outdoor, Inc. (I)	28,201	1,040,617
Yamaha Corp.	47,073	1,435,376
		20,180,672

The accompanying notes are an integral part of the financial statements.	140

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Media - 2.3%
Altice NV, Class A (I)	103,613	$2,050,488
Altice NV, Class B (I)	31,304	622,884
AMC Entertainment Holdings, Inc., Class A	4,485	150,920
AMC Networks, Inc., Class A (I)	28,265	1,479,390
Axel Springer SE	12,373	599,952
Cable One, Inc.	2,246	1,396,406
CBS Corp., Class B	125,623	7,992,135
Central European Media Enterprises, Ltd.,
Class A (I)	19,128	48,776
Charter Communications, Inc., Class A (I)	69,404	19,982,800
Cinemark Holdings, Inc.	50,707	1,945,121
Comcast Corp., Class A	763,914	52,748,262
Daily Journal Corp. (I)	260	62,868
Dentsu, Inc. (L)	60,965	2,866,775
Discovery Communications, Inc., Series A (I)	49,452	1,355,479
Discovery Communications, Inc., Series C (I)	69,860	1,870,851
Entercom Communications Corp.,
Class A	5,963	91,234
Entravision Communications Corp.,
Class A	14,720	103,040
Eros International PLC (I)(L)	6,242	81,458
Eutelsat Communications SA	48,196	931,998
Gannett Company, Inc.	25,408	246,712
Global Eagle Entertainment, Inc. (I)	10,483	67,720
Gray Television, Inc. (I)	13,959	151,455
Hakuhodo DY Holdings, Inc.	61,273	754,465
IMAX Corp. (I)(L)	12,406	389,548
ITV PLC	1,021,442	2,593,446
JCDecaux SA (I)(L)	21,304	626,420
John Wiley & Sons, Inc., Class A	21,547	1,174,312
Lagardere SCA	33,847	939,438
Liberty Braves Group, Class A (I)	2,615	53,581
Liberty Braves Group, Class C (I)	6,855	141,144
Liberty Media Group LLC, Series A (I)	4,799	150,449
Liberty Media Group LLC, Series C (I)	9,601	300,799
Live Nation Entertainment, Inc. (I)	63,411	1,686,733
Loral Space & Communications, Inc. (I)	2,890	118,635
MDC Partners, Inc., Class A	11,437	74,912
Media General, Inc. (I)	23,288	438,513
Meredith Corp.	25,476	1,506,905
MSG Networks, Inc., Class A (I)	12,953	278,490
National CineMedia, Inc.	13,240	195,025
New Media Investment Group, Inc.	9,843	157,390
News Corp., Class A	123,309	1,413,121
News Corp., Class B	38,918	459,232
Nexstar Broadcasting Group, Inc.,
Class A	6,385	404,171
Omnicom Group, Inc.	75,640	6,437,720
Pearson PLC	231,782	2,325,614
ProSiebenSat.1 Media SE	65,581	2,524,343
Publicis Groupe SA	53,864	3,711,475
REA Group, Ltd.	15,106	600,314
Reading International, Inc., Class A (I)	4,186	69,488
Rizzoli Corriere Della Sera Mediagroup
SpA (I)	15,091	13,255
RTL Group SA	11,095	812,855
Schibsted ASA, A Shares	21,699	496,630
Schibsted ASA, B Shares	25,543	540,596
Scholastic Corp.	5,793	275,110
Scripps Networks Interactive, Inc.,
Class A	30,867	2,202,978
SES SA	102,629	2,258,124
Sinclair Broadcast Group, Inc., Class A	14,157	472,136

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Media (continued)
Singapore Press Holdings, Ltd.	446,032	$1,084,683
Sky PLC	290,723	3,544,183
TEGNA, Inc.	69,520	1,487,033
Telenet Group Holding NV (I)	15,114	837,719
The EW Scripps Company, Class A (I)	12,956	250,439
The Interpublic Group of Companies, Inc.	127,295	2,979,976
The New York Times Company, Class A	85,023	1,130,806
The Walt Disney Company	469,304	48,910,863
Thomson Reuters Corp.	29,396	1,286,957
Time Warner, Inc.	247,226	23,864,726
Time, Inc.	69,375	1,238,344
Toho Company, Ltd.	31,408	885,986
tronc, Inc.	5,985	83,012
Twenty-First Century Fox, Inc., Class A	339,451	9,518,206
Twenty-First Century Fox, Inc., Class B	155,881	4,247,757
Viacom, Inc., Class B	110,824	3,889,922
Vivendi SA	290,105	5,502,395
World Wrestling Entertainment, Inc.,
Class A	7,753	142,655
WPP PLC	361,930	8,054,179
		252,383,932
Multiline retail - 0.4%
Big Lots, Inc. (L)	30,770	1,544,962
Dollar General Corp.	81,520	6,038,186
Dollar Tree, Inc. (I)	75,708	5,843,143
Don Quijote Holdings Company, Ltd.	33,100	1,221,565
Fred’s, Inc., Class A (L)	7,745	143,747
Harvey Norman Holdings, Ltd.	159,665	591,598
Isetan Mitsukoshi Holdings, Ltd.	93,428	1,005,999
J Front Retailing Company, Ltd.	67,000	902,067
J.C. Penney Company, Inc. (I)(L)	147,840	1,228,550
Kohl’s Corp.	56,564	2,793,130
Macy’s, Inc.	97,969	3,508,270
Marks & Spencer Group PLC	457,745	1,971,821
Marui Group Company, Ltd.	59,941	873,318
Next PLC	39,458	2,420,576
Nordstrom, Inc.	36,581	1,753,327
Ollie’s Bargain Outlet Holdings, Inc. (I)(L)	4,284	121,880
Ryohin Keikaku Company, Ltd.	6,656	1,302,800
Takashimaya Company, Ltd.	86,883	715,197
Target Corp.	180,053	13,005,228
Tuesday Morning Corp. (I)	10,223	55,204
		47,040,568
Specialty retail - 1.9%
Aaron’s, Inc.	44,383	1,419,812
ABC-Mart, Inc.	9,464	535,395
Abercrombie & Fitch Company, Class A (L)	14,761	177,132
Advance Auto Parts, Inc.	23,512	3,976,349
America’s Car-Mart, Inc. (I)	1,694	74,113
American Eagle Outfitters, Inc.	117,259	1,778,819
Asbury Automotive Group, Inc. (I)	4,276	263,829
Ascena Retail Group, Inc. (I)	37,540	232,373
AutoNation, Inc. (I)	20,679	1,006,033
AutoZone, Inc. (I)	9,258	7,311,876
Barnes & Noble Education, Inc. (I)	8,972	102,909
Barnes & Noble, Inc.	13,696	152,710
Bed Bath & Beyond, Inc.	48,694	1,978,924
Best Buy Company, Inc.	87,585	3,737,252
Big 5 Sporting Goods Corp.	3,762	65,271
Boot Barn Holdings, Inc. (I)	2,968	37,159
Build-A-Bear Workshop, Inc. (I)	3,127	42,996

The accompanying notes are an integral part of the financial statements.	141

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Cabela’s, Inc. (I)	24,629	$1,442,028
Caleres, Inc.	9,127	299,548
Camping World Holdings, Inc., Class A	2,650	86,364
CarMax, Inc. (I)(L)	61,030	3,929,722
Chico’s FAS, Inc.	89,672	1,290,380
Citi Trends, Inc.	3,303	62,229
Conn’s, Inc. (I)	4,543	57,469
CST Brands, Inc.	36,297	1,747,701
Dick’s Sporting Goods, Inc.	42,170	2,239,227
Dixons Carphone PLC	272,722	1,191,109
DSW, Inc., Class A	14,277	323,374
Dufry AG (I)	12,869	1,601,855
Express, Inc. (I)	16,110	173,344
Fast Retailing Company, Ltd.	14,946	5,336,124
Five Below, Inc. (I)	11,383	454,865
Foot Locker, Inc.	43,065	3,052,878
Francesca’s Holdings Corp. (I)	8,247	148,693
GameStop Corp., Class A	48,853	1,234,027
Genesco, Inc. (I)	4,397	273,054
GNC Holdings, Inc., Class A	14,872	164,187
Group 1 Automotive, Inc.	4,426	344,962
Guess?, Inc.	13,148	159,091
Haverty Furniture Companies, Inc.	4,051	96,009
Hennes & Mauritz AB, B Shares	267,611	7,418,473
Hibbett Sports, Inc. (I)(L)	4,861	181,315
Hikari Tsushin, Inc.	6,100	567,837
Industria de Diseno Textil SA	307,490	10,474,945
Kingfisher PLC	634,650	2,734,316
Kirkland’s, Inc. (I)	3,367	52,222
L Brands, Inc.	76,941	5,065,795
Lithia Motors, Inc., Class A	5,045	488,507
Lowe’s Companies, Inc.	278,858	19,832,381
Lumber Liquidators Holdings, Inc. (I)(L)	5,633	88,663
MarineMax, Inc. (I)	5,367	103,851
Monro Muffler Brake, Inc.	6,692	382,782
Murphy USA, Inc. (I)	17,399	1,069,517
Nitori Holdings Company, Ltd.	22,611	2,577,991
O’Reilly Automotive, Inc. (I)	30,298	8,435,266
Office Depot, Inc.	371,565	1,679,474
Party City Holdco, Inc. (I)	5,753	81,693
Pier 1 Imports, Inc.	17,592	150,236
Rent-A-Center, Inc.	11,241	126,461
RH (I)	26,706	819,874
Ross Stores, Inc.	127,105	8,338,088
Sally Beauty Holdings, Inc. (I)	69,105	1,825,754
Select Comfort Corp. (I)	9,992	226,019
Shimamura Company, Ltd.	6,370	794,229
Shoe Carnival, Inc.	2,959	79,834
Signet Jewelers, Ltd.	22,304	2,102,375
Sonic Automotive, Inc., Class A	6,043	138,385
Sportsman’s Warehouse Holdings, Inc. (I)	5,754	54,030
Stage Stores, Inc.	6,316	27,601
Staples, Inc.	210,905	1,908,690
Stein Mart, Inc.	7,914	43,369
Tailored Brands, Inc.	10,493	268,096
The Buckle, Inc. (L)	6,197	141,292
The Cato Corp., Class A	5,569	167,516
The Children’s Place, Inc.	3,939	397,642
The Container Store Group, Inc. (I)	4,432	28,143
The Finish Line, Inc., Class A	8,958	168,500
The Gap, Inc.	71,346	1,601,004
The Home Depot, Inc.	390,510	52,359,581
The TJX Companies, Inc.	208,919	15,696,084

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Tiffany & Company	34,068	$2,637,885
Tile Shop Holdings, Inc. (I)	7,031	137,456
Tilly’s, Inc., Class A (I)	2,676	35,296
Tractor Supply Company	42,068	3,189,175
Ulta Salon Cosmetics & Fragrance, Inc. (I)	18,770	4,785,224
Urban Outfitters, Inc. (I)	28,858	821,876
USS Company, Ltd.	60,848	966,617
Vitamin Shoppe, Inc. (I)	5,212	123,785
West Marine, Inc. (I)	4,702	49,230
Williams-Sonoma, Inc. (L)	39,056	1,889,920
Winmark Corp.	494	62,318
Yamada Denki Company, Ltd. (L)	174,108	937,475
Zumiez, Inc. (I)	3,841	83,926
		213,019,206
Textiles, apparel and luxury goods - 1.0%
adidas AG	53,079	8,371,523
Asics Corp. (L)	44,372	884,241
Burberry Group PLC	125,092	2,305,310
Carter’s, Inc.	23,675	2,045,283
Christian Dior SE	15,367	3,219,567
Cie Financiere Richemont SA	147,141	9,724,627
Coach, Inc.	90,464	3,168,049
Columbia Sportswear Company	5,638	328,695
Crocs, Inc. (I)	16,428	112,696
Culp, Inc.	2,324	86,337
Deckers Outdoor Corp. (I)	22,262	1,233,092
Delta Apparel, Inc. (I)	1,599	33,147
Fossil Group, Inc. (I)(L)	29,130	753,302
G-III Apparel Group, Ltd. (I)	9,207	272,159
Hanesbrands, Inc.	119,796	2,584,000
Hermes International	7,439	3,051,608
HUGO BOSS AG	18,613	1,136,306
Iconix Brand Group, Inc. (I)	9,583	89,505
Kate Spade & Company (I)	61,443	1,147,141
Kering	21,360	4,791,124
Li & Fung, Ltd.	1,689,774	740,558
Luxottica Group SpA	47,736	2,565,640
LVMH Moet Hennessy Louis Vuitton SE	78,727	15,011,004
Michael Kors Holdings, Ltd. (I)	52,648	2,262,811
Movado Group, Inc.	3,346	96,198
NIKE, Inc., Class B	428,236	21,767,236
Oxford Industries, Inc.	3,223	193,799
Pandora A/S	31,351	4,092,559
Perry Ellis International, Inc. (I)	2,845	70,869
PVH Corp.	25,405	2,292,547
Ralph Lauren Corp.	18,277	1,650,779
Sequential Brands Group, Inc. (I)	8,701	40,721
Skechers U.S.A., Inc., Class A (I)	63,936	1,571,547
Steven Madden, Ltd. (I)	13,021	465,501
Superior Uniform Group, Inc.	1,815	35,610
The Swatch Group AG, Bearer
Shares (L)	8,650	2,684,636
The Swatch Group AG, Registered Shares	14,224	868,067
Under Armour, Inc., Class A (I)(L)	59,524	1,729,172
Under Armour, Inc., Class C (I)	59,755	1,504,033
Unifi, Inc. (I)	3,476	113,422
Vera Bradley, Inc. (I)	4,894	57,358
VF Corp.	106,002	5,655,207
Wolverine World Wide, Inc.	20,505	450,085
Yue Yuen Industrial Holdings, Ltd.	212,987	772,015
		112,029,086
		1,300,137,752

The accompanying notes are an integral part of the financial statements.	142

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Consumer staples - 9.0%
Beverages - 1.8%
Anheuser-Busch InBev SA	214,821	$22,737,514
Asahi Group Holdings, Ltd.	109,081	3,434,425
Brown-Forman Corp., Class B	59,147	2,656,883
Carlsberg A/S, Class B	30,157	2,597,397
Coca-Cola Amatil, Ltd.	159,727	1,164,883
Coca-Cola Bottling Company Consolidated	1,019	182,248
Coca-Cola European Partners PLC	61,135	1,929,495
Coca-Cola HBC AG (I)	50,306	1,095,426
Constellation Brands, Inc., Class A	56,968	8,733,764
Craft Brew Alliance, Inc. (I)	2,839	47,979
Diageo PLC	709,990	18,424,123
Dr. Pepper Snapple Group, Inc.	58,951	5,345,087
Heineken Holding NV	28,398	1,974,813
Heineken NV	64,946	4,866,917
Kirin Holdings Company, Ltd. (L)	231,892	3,763,890
MGP Ingredients, Inc.	2,660	132,947
Molson Coors Brewing Company, Class B	59,040	5,745,182
Monster Beverage Corp. (I)	129,980	5,763,313
National Beverage Corp.	2,506	128,006
PepsiCo, Inc.	459,766	48,105,317
Pernod Ricard SA	59,875	6,479,676
Primo Water Corp. (I)	4,813	59,104
Remy Cointreau SA	6,315	538,275
Suntory Beverage & Food, Ltd.	39,159	1,622,028
The Boston Beer Company, Inc., Class A (I)(L)	6,197	1,052,560
The Coca-Cola Company	1,244,249	51,586,564
Treasury Wine Estates, Ltd.	207,774	1,598,328
		201,766,144
Food and staples retailing - 1.7%
Aeon Company, Ltd.	184,378	2,605,923
Carrefour SA	160,354	3,860,677
Casey’s General Stores, Inc.	18,788	2,233,517
Casino Guichard Perrachon SA	15,499	742,628
Colruyt SA	18,679	923,209
Costco Wholesale Corp.	140,166	22,441,978
CVS Health Corp.	341,858	26,976,015
Distribuidora Internacional de
Alimentacion SA	178,612	876,017
FamilyMart UNY Holdings Company, Ltd.	23,041	1,533,149
ICA Gruppen AB	23,095	702,962
Ingles Markets, Inc., Class A	3,133	150,697
J Sainsbury PLC	459,191	1,411,299
Jeronimo Martins SGPS SA	70,098	1,087,195
Koninklijke Ahold Delhaize NV	361,347	7,611,051
Lawson, Inc.	18,189	1,276,718
METRO AG	50,029	1,662,820
Performance Food Group Company (I)	8,034	192,816
PriceSmart, Inc.	4,291	358,299
Seven & i Holdings Company, Ltd.	212,429	8,078,499
Smart & Final Stores, Inc. (I)	5,333	75,195
SpartanNash Company	7,841	310,033
Sprouts Farmers Market, Inc. (I)	64,157	1,213,850
Sundrug Company, Ltd.	10,596	732,621
SUPERVALU, Inc. (I)	57,015	266,260
Sysco Corp.	161,385	8,935,887
Tesco PLC (I)	2,304,868	5,876,945
The Andersons, Inc.	5,733	256,265
The Chefs’ Warehouse, Inc. (I)	4,607	72,791
The Kroger Company	302,783	10,449,041
Tsuruha Holdings, Inc.	10,198	965,165

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food and staples retailing (continued)
United Natural Foods, Inc. (I)	34,793	$1,660,322
Village Super Market, Inc., Class A	1,672	51,665
Wal-Mart Stores, Inc.	482,718	33,365,468
Walgreens Boots Alliance, Inc.	274,340	22,704,378
Weis Markets, Inc.	2,052	137,156
Wesfarmers, Ltd.	317,551	9,638,282
Whole Foods Market, Inc.	101,381	3,118,480
WM Morrison Supermarkets PLC	624,340	1,773,300
Woolworths, Ltd.	360,559	6,258,449
		192,587,022
Food products - 2.1%
AdvancePierre Foods Holdings, Inc.	4,648	138,417
Ajinomoto Company, Inc.	153,096	3,080,681
Amplify Snack Brands, Inc. (I)(L)	6,467	56,974
Archer-Daniels-Midland Company	184,499	8,422,379
Aryzta AG (I)	24,232	1,065,634
Associated British Foods PLC	100,459	3,389,694
B&G Foods, Inc.	13,856	606,893
Barry Callebaut AG (I)	630	769,683
Cal-Maine Foods, Inc. (L)	6,621	292,483
Calavo Growers, Inc.	3,309	203,173
Calbee, Inc.	23,100	722,594
Campbell Soup Company	62,019	3,750,289
Chocoladefabriken Lindt & Sprungli AG	282	1,459,191
Chocoladefabriken Lindt & Sprungli AG	29	1,761,900
Conagra Brands, Inc.	133,421	5,276,801
Danone SA	166,451	10,532,779
Darling Ingredients, Inc. (I)	35,027	452,199
Dean Foods Company	62,790	1,367,566
Farmer Brothers Company (I)	1,825	66,978
Flowers Foods, Inc. (L)	87,619	1,749,751
Fresh Del Monte Produce, Inc.	6,711	406,888
Freshpet, Inc. (I)	5,436	55,175
General Mills, Inc.	189,615	11,712,519
Golden Agri-Resources, Ltd.	2,024,761	599,483
Hormel Foods Corp.	85,849	2,988,404
Ingredion, Inc.	34,719	4,338,486
Inventure Foods, Inc. (I)	4,410	43,439
J&J Snack Foods Corp.	3,192	425,909
John B. Sanfilippo & Son, Inc.	1,823	128,321
Kellogg Company	80,951	5,966,898
Kerry Group PLC, Class A	43,448	3,103,792
Kerry Group PLC, Class A (London
Stock Exchange)	1,204	85,675
Kikkoman Corp.	41,746	1,331,958
Lamb Weston Holdings, Inc. (I)	66,511	2,517,441
Lancaster Colony Corp.	13,297	1,880,063
Landec Corp. (I)	6,064	83,683
Limoneira Company	2,914	62,680
Marine Harvest ASA (I)	107,933	1,951,481
McCormick & Company, Inc.	36,642	3,419,798
Mead Johnson Nutrition Company	59,035	4,177,317
MEIJI Holdings Company, Ltd.	32,300	2,526,772
Mondelez International, Inc., Class A	495,042	21,945,212
Nestle SA	877,373	62,852,866
NH Foods, Ltd.	48,882	1,318,667
Nisshin Seifun Group, Inc.	56,800	851,085
Nissin Food Holdings Company, Ltd.	16,275	853,684
Omega Protein Corp. (I)	4,700	117,735
Orkla ASA	229,937	2,080,637
Post Holdings, Inc. (I)	31,112	2,501,094
Sanderson Farms, Inc.	4,226	398,258
Seaboard Corp. (I)	56	221,311

The accompanying notes are an integral part of the financial statements.	143

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food products (continued)
Seneca Foods Corp., Class A (I)	1,504	$60,235
Snyder’s-Lance, Inc.	58,130	2,228,704
Tate & Lyle PLC	129,935	1,130,778
The Hain Celestial Group, Inc. (I)	49,607	1,936,161
The Hershey Company	44,744	4,627,872
The J.M. Smucker Company	37,278	4,773,821
The Kraft Heinz Company	191,225	16,697,767
The WhiteWave Foods Company (I)	84,987	4,725,277
Tootsie Roll Industries, Inc. (L)	12,051	479,027
Toyo Suisan Kaisha, Ltd.	25,450	920,763
TreeHouse Foods, Inc. (I)	27,204	1,963,857
Tyson Foods, Inc., Class A	93,198	5,748,453
WH Group, Ltd. (S)	2,271,000	1,830,645
Wilmar International, Ltd.	537,603	1,328,125
Yakult Honsha Company, Ltd.	24,503	1,133,665
Yamazaki Baking Company, Ltd.	37,890	730,497
		236,428,437
Household products - 1.3%
Central Garden & Pet Company (I)	2,622	86,762
Central Garden & Pet Company, Class A (I)	6,646	205,361
Church & Dwight Company, Inc.	83,557	3,692,384
Colgate-Palmolive Company	284,913	18,644,707
Energizer Holdings, Inc.	29,605	1,320,679
Henkel AG & Company, KGaA	29,249	3,044,043
HRG Group, Inc. (I)	25,334	394,197
Kimberly-Clark Corp.	114,813	13,102,460
Lion Corp.	67,000	1,098,222
Oil-Dri Corp. of America	1,269	48,488
Orchids Paper Products Company (L)	2,095	54,847
Reckitt Benckiser Group PLC	178,295	15,102,998
Svenska Cellulosa AB SCA, B Shares	171,433	4,825,241
The Clorox Company	41,302	4,957,066
The Procter & Gamble Company	857,831	72,126,430
Unicharm Corp.	113,700	2,483,237
WD-40 Company	3,007	351,518
		141,538,640
Personal products - 0.7%
Avon Products, Inc. (I)	303,669	1,530,492
Beiersdorf AG	28,366	2,402,824
Coty, Inc., Class A	149,651	2,740,110
Edgewell Personal Care Company (I)	27,771	2,027,005
elf Beauty, Inc. (I)	2,152	62,279
Inter Parfums, Inc.	3,897	127,627
Kao Corp.	142,075	6,725,100
Kose Corp.	8,700	721,301
L’Oreal SA	71,013	12,943,204
Medifast, Inc.	2,235	93,043
Natural Health Trends Corp.	1,670	41,500
Nutraceutical International Corp.	1,897	66,300
Pola Orbis Holdings, Inc. (L)	6,568	541,486
Revlon, Inc., Class A (I)	2,610	76,082
Shiseido Company, Ltd.	107,060	2,705,832
The Estee Lauder Companies, Inc.,
Class A	70,869	5,420,770
Unilever NV	459,171	18,862,200
Unilever PLC	361,884	14,634,537
USANA Health Sciences, Inc. (I)	2,268	138,802
		71,860,494
Tobacco - 1.4%
Alliance One International, Inc. (I)	1,894	36,365
Altria Group, Inc.	625,233	42,278,255

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Tobacco (continued)
British American Tobacco PLC	525,648	$29,791,292
Imperial Brands PLC	270,359	11,782,389
Japan Tobacco, Inc.	310,066	10,177,492
Philip Morris International, Inc.	497,238	45,492,305
Reynolds American, Inc.	265,123	14,857,493
Swedish Match AB	53,112	1,685,137
Universal Corp.	4,774	304,343
Vector Group, Ltd.	19,684	447,614
		156,852,685
		1,001,033,422
Energy - 6.3%
Energy equipment and services - 0.9%
Archrock, Inc.	14,951	197,353
Atwood Oceanics, Inc. (L)	13,154	172,712
Baker Hughes, Inc.	135,572	8,808,113
Bristow Group, Inc.	7,279	149,074
CARBO Ceramics, Inc. (I)(L)	5,163	54,005
Dawson Geophysical Company (I)	5,054	40,634
Diamond Offshore Drilling, Inc. (I)	30,916	547,213
Dril-Quip, Inc. (I)	18,021	1,082,161
Ensco PLC, Class A	145,357	1,412,870
Era Group, Inc. (I)	4,439	75,330
Exterran Corp. (I)	6,812	162,807
Fairmount Santrol Holdings, Inc. (I)	19,346	228,089
FMC Technologies, Inc. (I)	73,163	2,599,481
Forum Energy Technologies, Inc. (I)	12,730	280,060
Geospace Technologies Corp. (I)	2,963	60,327
Halliburton Company	277,190	14,993,207
Helix Energy Solutions Group, Inc. (I)	24,080	212,386
Helmerich & Payne, Inc. (L)	34,286	2,653,736
Hornbeck Offshore Services, Inc. (I)	7,249	52,338
Independence Contract Drilling, Inc. (I)	6,726	45,064
Matrix Service Company (I)	5,930	134,611
McDermott International, Inc. (I)	51,287	379,011
Nabors Industries, Ltd.	135,913	2,228,973
National Oilwell Varco, Inc.	120,882	4,525,822
Natural Gas Services Group, Inc. (I)	2,663	85,615
Newpark Resources, Inc. (I)	17,957	134,678
Noble Corp. PLC (L)	116,639	690,503
Oceaneering International, Inc.	47,026	1,326,603
Oil States International, Inc. (I)	35,457	1,382,823
Parker Drilling Company (I)	27,151	70,593
Patterson-UTI Energy, Inc.	71,023	1,911,939
Petrofac, Ltd.	74,447	796,702
PHI, Inc. (I)	2,935	52,889
Pioneer Energy Services Corp. (I)	16,260	111,381
RigNet, Inc. (I)	2,858	66,163
Rowan Companies PLC, Class A (I)	60,152	1,136,271
Saipem SpA (I)	1,740,280	973,360
Schlumberger, Ltd.	446,035	37,444,638
SEACOR Holdings, Inc. (I)	3,394	241,924
Seadrill, Ltd. (I)(L)	81,052	276,387
Smart Sand, Inc. (I)	2,689	44,503
Superior Energy Services, Inc.	72,764	1,228,256
Technip SA	30,997	2,207,971
Tenaris SA	132,883	2,372,031
Tesco Corp. (I)	10,388	85,701
TETRA Technologies, Inc. (I)	20,064	100,721
Tidewater, Inc. (I)(L)	10,526	35,894
Transocean, Ltd. (I)(L)	124,649	1,837,326
U.S. Silica Holdings, Inc.	15,794	895,204
Unit Corp. (I)	10,809	290,438
Willbros Group, Inc. (I)	9,774	31,668
		96,927,559

The accompanying notes are an integral part of the financial statements.	144

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels - 5.4%
Abraxas Petroleum Corp. (I)	27,875	$71,639
Alon USA Energy, Inc.	6,982	79,455
Anadarko Petroleum Corp.	179,137	12,491,223
Apache Corp.	121,611	7,718,650
Ardmore Shipping Corp.	6,331	46,849
Bill Barrett Corp. (I)	10,902	76,205
BP PLC	5,295,813	33,169,936
Cabot Oil & Gas Corp.	148,133	3,460,387
California Resources Corp. (I)(L)	6,834	145,496
Callon Petroleum Company (I)	30,826	473,796
Caltex Australia, Ltd.	73,369	1,608,663
Carrizo Oil & Gas, Inc. (I)	13,175	492,086
Chesapeake Energy Corp. (I)	239,525	1,681,466
Chevron Corp.	605,145	71,225,567
Cimarex Energy Company	30,357	4,125,516
Clayton Williams Energy, Inc. (I)(L)	1,266	150,983
Clean Energy Fuels Corp. (I)	21,246	60,764
Cobalt International Energy, Inc. (I)	90,498	110,408
Concho Resources, Inc. (I)	46,840	6,210,984
ConocoPhillips	397,107	19,910,945
CONSOL Energy, Inc.	84,718	1,544,409
Contango Oil & Gas Company (I)	5,445	50,856
CVR Energy, Inc. (L)	3,493	88,687
Delek US Holdings, Inc.	13,190	317,483
Denbury Resources, Inc. (I)(L)	266,448	980,529
Devon Energy Corp.	167,783	7,662,650
DHT Holdings, Inc.	20,359	84,286
Dorian LPG, Ltd. (I)(L)	5,410	44,416
Eclipse Resources Corp. (I)	12,636	33,738
Energen Corp. (I)	46,550	2,684,539
Eni SpA	717,152	11,625,804
EOG Resources, Inc.	184,799	18,683,179
EP Energy Corp., Class A (I)(L)	8,544	55,963
EQT Corp.	55,118	3,604,717
Evolution Petroleum Corp.	5,571	55,710
EXCO Resources, Inc. (I)	35,038	30,613
Exxon Mobil Corp.	1,329,225	119,975,849
Frontline, Ltd.	14,286	101,573
Galp Energia SGPS SA	141,492	2,109,396
GasLog, Ltd.	8,692	139,941
Gener8 Maritime, Inc. (I)	9,660	43,277
Golar LNG, Ltd. (L)	20,347	466,760
Green Plains, Inc.	7,667	213,526
Gulfport Energy Corp. (I)	60,159	1,301,841
Hess Corp.	85,429	5,321,372
HollyFrontier Corp.	84,305	2,761,832
Idemitsu Kosan Company, Ltd.	25,200	668,438
Inpex Corp.	268,041	2,679,286
International Seaways, Inc. (I)	2,867	40,253
Jones Energy, Inc., Class A (I)	12,698	63,490
JX Holdings, Inc.	597,811	2,526,001
Kinder Morgan, Inc.	615,318	12,743,236
Koninklijke Vopak NV	20,172	951,716
Lundin Petroleum AB (I)	51,888	1,124,497
Marathon Oil Corp.	271,369	4,697,397
Marathon Petroleum Corp.	169,184	8,518,414
Matador Resources Company (I)(L)	17,650	454,664
Murphy Oil Corp.	52,484	1,633,827
Navios Maritime Acquisition Corp.	20,876	35,489
Neste OYJ	35,977	1,376,752
Newfield Exploration Company (I)	63,053	2,553,647
Noble Energy, Inc.	137,348	5,227,465
Nordic American Tankers, Ltd. (L)	20,984	176,266

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Northern Oil and Gas, Inc. (I)(L)	11,880	$32,670
Oasis Petroleum, Inc. (I)	49,639	751,534
Occidental Petroleum Corp.	244,914	17,445,224
Oil Search, Ltd.	386,546	1,989,460
OMV AG	41,197	1,452,346
ONEOK, Inc.	67,171	3,856,287
Origin Energy, Ltd.	494,236	2,338,353
Overseas Shipholding Group, Inc.,
Class A	8,604	32,953
Pacific Ethanol, Inc. (I)	6,430	61,085
Panhandle Oil and Gas, Inc., Class A	3,460	81,483
Par Pacific Holdings, Inc. (I)(L)	6,824	99,221
PDC Energy, Inc. (I)	11,848	859,928
Phillips 66	141,905	12,262,011
Pioneer Natural Resources Company	54,418	9,799,049
QEP Resources, Inc. (I)	114,877	2,114,886
Range Resources Corp.	60,968	2,094,860
Renewable Energy Group, Inc. (I)	8,575	83,178
Repsol SA	309,901	4,355,081
REX American Resources Corp. (I)	1,187	117,216
Ring Energy, Inc. (I)	8,974	116,572
Royal Dutch Shell PLC, A Shares	1,219,559	33,664,110
Royal Dutch Shell PLC, B Shares	1,055,939	30,339,131
RSP Permian, Inc. (I)	20,798	928,007
Sanchez Energy Corp. (I)	12,005	108,405
Santos, Ltd.	447,383	1,288,746
Scorpio Tankers, Inc.	35,180	159,365
SemGroup Corp., Class A	14,074	587,590
Ship Finance International, Ltd. (L)	12,179	180,858
Showa Shell Sekiyu KK	54,094	502,557
SM Energy Company	46,212	1,593,390
Snam SpA	691,339	2,843,374
Southwestern Energy Company (I)	160,021	1,731,427
Spectra Energy Corp.	224,938	9,242,702
Statoil ASA	316,407	5,774,957
Synergy Resources Corp. (I)	39,707	353,789
Teekay Corp.	10,830	86,965
Teekay Tankers, Ltd., Class A	25,809	58,328
Tesoro Corp.	37,461	3,275,964
The Williams Companies, Inc.	218,955	6,818,259
TonenGeneral Sekiyu KK	83,557	879,874
TOTAL SA	635,126	32,576,948
Valero Energy Corp.	145,112	9,914,052
Western Refining, Inc.	55,111	2,085,951
Westmoreland Coal Company (I)	3,925	69,355
Woodside Petroleum, Ltd.	213,870	4,790,318
World Fuel Services Corp.	33,789	1,551,253
WPX Energy, Inc. (I)	165,180	2,406,673
		602,520,547
		699,448,106
Financials - 16.7%
Banks - 8.5%
1st Source Corp.	3,279	146,440
ABN AMRO Group NV (S)	79,460	1,759,384
Access National Corp.	1,975	54,826
ACNB Corp.	1,684	52,625
Allegiance Bancshares, Inc. (I)	2,532	91,532
American National Bankshares, Inc.	2,094	72,871
Ameris Bancorp	7,269	316,928
Aozora Bank, Ltd. (L)	329,271	1,163,398
Arrow Financial Corp.	2,540	102,870
Associated Banc-Corp.	71,006	1,753,848

The accompanying notes are an integral part of the financial statements.	145

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Atlantic Capital Bancshares, Inc. (I)	4,117	$78,223
Australia & New Zealand
Banking Group, Ltd.	825,269	18,066,107
Banc of California, Inc.	10,406	180,544
BancFirst Corp.	1,569	145,995
Banco Bilbao Vizcaya Argentaria SA	1,854,655	12,498,381
Banco de Sabadell SA	1,490,002	2,070,469
Banco Espirito Santo SA (I)	625,609	1,002
Banco Latinoamericano de Comercio
Exterior SA	6,360	187,238
Banco Popular Espanol SA (L)	963,309	928,145
Banco Santander SA	4,116,117	21,413,156
BancorpSouth, Inc.	59,095	1,834,900
Bank Hapoalim BM	300,194	1,781,806
Bank Leumi Le-Israel BM (I)	407,003	1,672,612
Bank of America Corp.	3,239,206	71,586,453
Bank of East Asia, Ltd.	338,399	1,291,877
Bank of Hawaii Corp.	20,473	1,815,750
Bank of Ireland (I)	7,739,446	1,895,522
Bank of Marin Bancorp	1,447	100,928
Bank of Queensland, Ltd.	109,341	934,431
Bank of the Ozarks, Inc.	62,393	3,281,248
Bankia SA	1,283,541	1,307,985
Bankinter SA	188,857	1,460,518
Bankwell Financial Group, Inc.	1,507	48,978
Banner Corp.	6,375	355,789
Bar Harbor Bankshares	1,535	72,652
Barclays PLC	4,769,197	13,088,327
BB&T Corp.	260,069	12,228,444
Bendigo and Adelaide Bank, Ltd.	128,760	1,177,865
Berkshire Hills Bancorp, Inc.	6,912	254,707
Blue Hills Bancorp, Inc.	5,555	104,156
BNC Bancorp	8,706	277,721
BNP Paribas SA	298,712	19,009,408
BOC Hong Kong Holdings, Ltd.	1,042,741	3,713,779
Boston Private Financial Holdings, Inc.	17,189	284,478
Bridge Bancorp, Inc.	4,030	152,737
Brookline Bancorp, Inc.	14,992	245,869
Bryn Mawr Bank Corp.	3,625	152,794
C&F Financial Corp.	834	41,575
CaixaBank SA	932,784	3,074,247
Camden National Corp.	3,320	147,574
Capital Bank Financial Corp., Class A	4,995	196,054
Capital City Bank Group, Inc.	2,858	58,532
Cardinal Financial Corp.	6,644	217,857
Carolina Financial Corp.	2,210	68,046
Cascade Bancorp (I)	7,504	60,932
Cathay General Bancorp	51,287	1,950,445
CenterState Banks, Inc.	9,649	242,865
Central Pacific Financial Corp.	6,304	198,072
Central Valley Community Bancorp	2,210	44,112
Chemical Financial Corp.	47,684	2,583,042
Chemung Financial Corp.	921	33,478
Citigroup, Inc.	913,424	54,284,788
Citizens & Northern Corp.	2,985	78,207
Citizens Financial Group, Inc.	164,046	5,844,959
City Holding Company	3,017	203,949
CNB Financial Corp.	3,387	90,568
CoBiz Financial, Inc.	8,235	139,089
Codorus Valley Bancorp, Inc.	2,067	59,116
Columbia Banking System, Inc.	12,349	551,753
Comerica, Inc.	55,252	3,763,214
Commerce Bancshares, Inc.	41,826	2,417,950

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Commerzbank AG	299,978	$2,283,972
Commonwealth Bank of Australia	483,521	28,684,427
Community Bank Systems, Inc.	8,986	555,245
Community Trust Bancorp, Inc.	3,219	159,662
Concordia Financial Group, Ltd.	328,646	1,581,484
ConnectOne Bancorp, Inc.	6,234	161,772
Credit Agricole SA	316,856	3,922,260
CU Bancorp (I)	3,671	131,422
Cullen/Frost Bankers, Inc. (L)	26,871	2,370,828
Customers Bancorp, Inc. (I)	5,117	183,291
CVB Financial Corp.	21,692	497,398
Danske Bank A/S	194,141	5,873,492
DBS Group Holdings, Ltd.	499,883	5,964,024
DNB ASA	275,509	4,090,012
Eagle Bancorp, Inc. (I)	6,499	396,114
East West Bancorp, Inc.	69,129	3,513,827
Enterprise Financial Services Corp.	4,045	173,935
Equity Bancshares, Inc., Class A (I)	1,445	48,610
Erste Group Bank AG (I)	84,905	2,482,381
Farmers Capital Bank Corp.	1,748	73,503
Farmers National Banc Corp.	5,693	80,841
FB Financial Corp. (I)	1,612	41,831
FCB Financial Holdings, Inc., Class A (I)	6,306	300,796
Fidelity Southern Corp.	4,586	108,551
Fifth Third Bancorp	242,165	6,531,190
Financial Institutions, Inc.	3,174	108,551
First BanCorp (I)	25,370	167,696
First Bancorp	4,394	119,253
First Bancorp, Inc.	2,543	84,173
First Busey Corp.	6,489	199,731
First Business Financial Services, Inc.	2,150	50,998
First Citizens BancShares, Inc., Class A	1,571	557,705
First Commonwealth Financial Corp.	18,382	260,657
First Community Bancshares, Inc.	3,524	106,213
First Connecticut Bancorp, Inc.	3,688	83,533
First Financial Bancorp	13,086	372,297
First Financial Bankshares, Inc.	13,580	613,816
First Financial Corp.	2,245	118,536
First Financial Northwest, Inc.	1,915	37,802
First Foundation, Inc. (I)	2,971	84,674
First Horizon National Corp.	111,844	2,237,998
First Internet Bancorp	1,504	48,128
First Interstate BancSystem, Inc., Class A	4,085	173,817
First Merchants Corp.	8,409	316,599
First Mid-Illinois Bancshares, Inc.	1,836	62,424
First Midwest Bancorp, Inc.	17,103	431,509
First NBC Bank Holding Company (I)	4,227	30,857
First Northwest Bancorp (I)	3,002	46,831
Flushing Financial Corp.	5,922	174,048
FNB Corp.	144,081	2,309,618
Franklin Financial Network, Inc. (I)	2,497	104,499
Fukuoka Financial Group, Inc.	214,101	949,534
Fulton Financial Corp.	119,163	2,240,264
German American Bancorp, Inc.	3,070	161,513
Glacier Bancorp, Inc.	16,141	584,788
Great Southern Bancorp, Inc.	2,481	135,587
Great Western Bancorp, Inc.	12,358	538,685
Green Bancorp, Inc. (I)	4,978	75,666
Guaranty Bancorp	3,922	94,912
Hancock Holding Company	53,434	2,303,005
Hang Seng Bank, Ltd.	215,490	3,996,170
Hanmi Financial Corp.	6,598	230,270
HarborOne Bancorp, Inc. (I)	3,362	65,021

The accompanying notes are an integral part of the financial statements.	146

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Heartland Financial USA, Inc.	4,913	$235,824
Heritage Commerce Corp.	6,059	87,431
Heritage Financial Corp.	6,422	165,367
Heritage Oaks Bancorp	6,327	78,012
Hilltop Holdings, Inc.	15,802	470,900
Home BancShares, Inc.	25,640	712,023
HomeTrust Bancshares, Inc. (I)	3,859	99,948
Hope Bancorp, Inc.	27,375	599,239
Horizon Bancorp	4,261	119,308
HSBC Holdings PLC	5,608,477	45,252,615
Huntington Bancshares, Inc.	347,245	4,590,579
IBERIABANK Corp.	9,369	784,654
Independent Bank Corp. (MA)	5,492	386,911
Independent Bank Corp. (MI)	4,362	94,655
Independent Bank Group, Inc.	2,353	146,827
ING Groep NV (I)	1,093,256	15,391,677
International Bancshares Corp.	39,511	1,612,049
Intesa Sanpaolo SpA	3,573,172	9,051,349
Intesa Sanpaolo SpA	267,585	626,735
Investors Bancorp, Inc.	61,798	862,082
Japan Post Bank Company, Ltd.	113,400	1,358,934
JPMorgan Chase & Co.	1,147,029	98,977,132
KBC Groep NV	70,734	4,370,497
KeyCorp	346,631	6,332,948
Kyushu Financial Group, Inc.	99,800	676,195
Lakeland Bancorp, Inc.	8,316	162,162
Lakeland Financial Corp.	5,006	237,084
LCNB Corp.	2,295	53,359
LegacyTexas Financial Group, Inc.	9,443	406,616
Live Oak Bancshares, Inc.	4,278	79,143
Lloyds Banking Group PLC	18,110,832	13,906,878
M&T Bank Corp.	49,708	7,775,822
Macatawa Bank Corp.	6,548	68,165
MainSource Financial Group, Inc.	4,986	171,518
MB Financial, Inc.	50,003	2,361,642
MBT Financial Corp.	3,975	45,116
Mebuki Financial Group, Inc.	261,500	966,485
Mediobanca SpA	157,163	1,279,949
Mercantile Bank Corp.	3,560	134,212
Merchants Bancshares, Inc.	1,365	73,983
Middleburg Financial Corp.	1,203	41,804
MidWestOne Financial Group, Inc.	2,115	79,524
Mitsubishi UFJ Financial Group, Inc.	3,594,968	22,171,323
Mizrahi Tefahot Bank, Ltd.	39,934	583,221
Mizuho Financial Group, Inc.	6,799,200	12,201,399
MutualFirst Financial, Inc.	1,450	47,995
National Australia Bank, Ltd.	749,020	16,544,712
National Bank Holdings Corp., Class A	5,033	160,502
National Commerce Corp. (I)	2,067	76,789
Natixis SA	262,574	1,478,649
NBT Bancorp, Inc.	9,014	377,506
Nicolet Bankshares, Inc. (I)	1,758	83,839
Nordea Bank AB	856,333	9,488,703
Northrim BanCorp, Inc.	1,808	57,133
OFG Bancorp (L)	9,265	121,372
Old Line Bancshares, Inc.	2,254	54,051
Old National Bancorp	28,173	511,340
Old Second Bancorp, Inc.	6,866	75,869
Opus Bank	3,815	114,641
Orrstown Financial Services, Inc.	1,959	43,882
Oversea-Chinese Banking Corp., Ltd.	886,924	5,447,168
Pacific Continental Corp.	4,757	103,940
Pacific Premier Bancorp, Inc. (I)	5,816	205,596

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
PacWest Bancorp	57,678	$3,139,990
Park National Corp.	2,784	333,133
Park Sterling Corp.	11,522	124,322
Peapack Gladstone Financial Corp.	3,490	107,771
Penns Woods Bancorp, Inc.	1,334	67,367
People’s United Financial, Inc.	100,692	1,949,397
People’s Utah Bancorp	3,016	80,980
Peoples Bancorp, Inc.	3,524	114,389
Peoples Financial Services Corp.	1,652	80,452
Pinnacle Financial Partners, Inc.	9,143	633,610
Preferred Bank	2,610	136,816
Premier Financial Bancorp, Inc.	2,417	48,582
PrivateBancorp, Inc.	54,734	2,966,035
Prosperity Bancshares, Inc.	47,378	3,400,793
QCR Holdings, Inc.	2,564	111,021
Raiffeisen Bank International AG (I)	33,615	612,767
Regions Financial Corp.	394,748	5,668,581
Renasant Corp.	8,705	367,525
Republic Bancorp, Inc., Class A	2,009	79,436
Republic First Bancorp, Inc. (I)	12,220	102,037
Resona Holdings, Inc.	622,446	3,190,046
Royal Bank of Scotland Group PLC (I)	994,249	2,747,262
S&T Bancorp, Inc.	7,250	283,040
Sandy Spring Bancorp, Inc.	4,873	194,871
Seacoast Banking Corp. of Florida (I)	6,385	140,853
ServisFirst Bancshares, Inc. (L)	10,053	376,384
Seven Bank, Ltd.	170,940	488,781
Shinsei Bank, Ltd.	512,663	857,861
Shore Bancshares, Inc.	3,334	50,844
Sierra Bancorp	2,921	77,669
Signature Bank (I)	25,743	3,866,599
Simmons First National Corp., Class A	6,291	390,986
Skandinaviska Enskilda Banken AB,
Series A	428,198	4,474,748
Societe Generale SA	216,334	10,640,778
South State Corp.	5,013	438,136
Southern First Bancshares, Inc. (I)	1,471	52,956
Southern National Bancorp of Virginia, Inc.	2,940	48,040
Southside Bancshares, Inc.	5,495	206,997
Southwest Bancorp, Inc.	4,025	116,725
Standard Chartered PLC (I)	925,629	7,548,424
State Bank Financial Corp.	7,505	201,584
Sterling Bancorp	26,724	625,342
Stock Yards Bancorp, Inc.	4,416	207,331
Stonegate Bank	2,675	111,628
Suffolk Bancorp	2,473	105,894
Sumitomo Mitsui Financial Group, Inc.	378,758	14,424,227
Sumitomo Mitsui Trust Holdings, Inc.	93,483	3,344,701
Summit Financial Group, Inc.	1,948	53,628
Sun Bancorp, Inc.	2,696	70,096
SunTrust Banks, Inc.	157,318	8,628,892
Suruga Bank, Ltd.	48,503	1,082,950
SVB Financial Group (I)	24,978	4,287,723
Svenska Handelsbanken AB, A Shares	429,076	5,942,895
Swedbank AB, A Shares	255,292	6,151,125
Synovus Financial Corp.	58,646	2,409,178
TCF Financial Corp.	82,000	1,606,380
Texas Capital Bancshares, Inc. (I)	10,579	829,394
The Bancorp, Inc. (I)	11,888	93,440
The Bank of Kyoto, Ltd.	87,070	645,412
The Bank of NT Butterfield & Son, Ltd.	2,439	76,682
The Chiba Bank, Ltd.	195,764	1,200,058
The Chugoku Bank, Ltd.	48,812	700,042

The accompanying notes are an integral part of the financial statements.	147

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
The First of Long Island Corp.	4,779	$136,440
The Hachijuni Bank, Ltd.	117,338	678,960
The Hiroshima Bank, Ltd.	143,000	666,354
The PNC Financial Services Group, Inc.	155,953	18,240,263
The Shizuoka Bank, Ltd.	148,908	1,249,716
Tompkins Financial Corp.	2,969	280,689
Towne Bank	11,628	386,631
TriCo Bancshares	4,443	151,862
TriState Capital Holdings, Inc. (I)	4,738	104,710
Triumph Bancorp, Inc. (I)	3,459	90,453
Trustmark Corp.	46,610	1,661,647
U.S. Bancorp	512,190	26,311,200
UMB Financial Corp.	30,319	2,338,201
Umpqua Holdings Corp.	152,227	2,858,823
UniCredit SpA	1,480,501	4,251,598
Union Bankshares Corp.	9,285	331,846
United Bankshares, Inc. (L)	13,826	639,453
United Community Banks, Inc.	14,865	440,301
United Overseas Bank, Ltd.	365,539	5,135,417
Univest Corp. of Pennsylvania	5,191	160,402
Valley National Bancorp	174,072	2,026,198
Veritex Holdings, Inc. (I)	2,117	56,545
Washington Trust Bancorp, Inc.	3,130	175,437
WashingtonFirst Bankshare, Inc.	2,109	61,141
Webster Financial Corp.	63,188	3,429,845
Wells Fargo & Company	1,448,826	79,844,801
WesBanco, Inc.	8,536	367,560
West Bancorporation, Inc.	3,919	96,799
Westamerica Bancorporation	5,271	331,704
Westpac Banking Corp.	943,324	22,143,490
Wintrust Financial Corp.	10,798	783,611
Xenith Bankshares, Inc. (I)	1,864	52,565
Yadkin Financial Corp.	10,489	359,353
Yamaguchi Financial Group, Inc.	54,554	593,935
Zions Bancorporation	65,037	2,799,192
		947,284,117
Capital markets - 2.6%
3i Group PLC	274,564	2,375,085
Aberdeen Asset Management PLC	264,752	837,089
Affiliated Managers Group, Inc. (I)	17,469	2,538,246
Ameriprise Financial, Inc.	50,673	5,621,663
Arlington Asset Investment Corp.,
Class A	4,810	71,284
ASX, Ltd.	54,554	1,954,400
BGC Partners, Inc., Class A	46,540	476,104
BlackRock, Inc.	38,969	14,829,263
CBOE Holdings, Inc. (L)	38,979	2,880,158
CME Group, Inc.	108,833	12,553,887
Cohen & Steers, Inc.	4,520	151,872
Cowen Group, Inc., Class A (I)(L)	5,726	88,753
Credit Suisse Group AG (I)	559,641	7,997,845
Daiwa Securities Group, Inc.	468,508	2,884,944
Deutsche Bank AG (I)	388,760	7,051,848
Deutsche Boerse AG	47,913	3,844,278
Deutsche Boerse AG, Tender Offer (I)	7,893	642,298
Diamond Hill Investment Group, Inc.	661	139,061
E*TRADE Financial Corp. (I)	86,995	3,014,377
Eaton Vance Corp.	54,391	2,277,895
Evercore Partners, Inc., Class A	8,283	569,042
FactSet Research Systems, Inc.	19,150	3,129,685
Federated Investors, Inc., Class B	44,602	1,261,345
Financial Engines, Inc. (L)	11,506	422,846

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Franklin Resources, Inc.	111,165	$4,399,911
GAIN Capital Holdings, Inc.	8,499	55,923
GAMCO Investors, Inc., Class A	1,211	37,408
Greenhill & Company, Inc.	5,942	164,593
Hargreaves Lansdown PLC	72,613	1,080,508
Hong Kong Exchanges & Clearing, Ltd.	325,971	7,666,307
Houlihan Lokey, Inc.	2,678	83,339
Intercontinental Exchange, Inc.	191,013	10,776,953
INTL. FCStone, Inc. (I)	3,258	129,017
Invesco, Ltd.	130,940	3,972,720
Investec PLC	185,085	1,213,898
Investment Technology Group, Inc.	7,129	140,726
Janus Capital Group, Inc.	99,108	1,315,163
Japan Exchange Group, Inc.	147,000	2,096,555
Julius Baer Group, Ltd. (I)	63,051	2,793,268
KCG Holdings, Inc., Class A (I)	11,182	148,162
Ladenburg Thalmann Financial Services,
Inc. (I)	24,341	59,392
Legg Mason, Inc.	43,109	1,289,390
London Stock Exchange Group PLC	88,900	3,177,382
Macquarie Group, Ltd.	86,341	5,408,573
Manning & Napier, Inc.	4,001	30,208
MarketAxess Holdings, Inc.	18,021	2,647,645
Moelis & Company, Class A	4,029	136,583
Moody’s Corp.	53,316	5,026,099
Morgan Stanley	462,269	19,530,865
MSCI, Inc.	45,135	3,555,735
Nasdaq, Inc.	37,048	2,486,662
NEX Group PLC	90,811	519,846
Nomura Holdings, Inc.	1,023,513	6,051,175
Northern Trust Corp.	68,227	6,075,614
OM Asset Management PLC	8,562	124,149
Oppenheimer Holdings, Inc., Class A	2,526	46,984
Partners Group Holding AG (L)	4,889	2,288,725
Piper Jaffray Companies (I)	3,057	221,633
PJT Partners, Inc., Class A	3,752	115,862
Pzena Investment Management, Inc.,
Class A	3,902	43,351
Raymond James Financial, Inc.	60,590	4,197,069
S&P Global, Inc.	83,060	8,932,272
Safeguard Scientifics, Inc. (I)	5,143	69,173
SBI Holdings, Inc.	61,190	777,476
Schroders PLC	37,964	1,394,339
SEI Investments Company	64,449	3,181,203
Singapore Exchange, Ltd.	223,948	1,104,334
State Street Corp.	116,248	9,034,795
Stifel Financial Corp. (I)	45,438	2,269,628
T. Rowe Price Group, Inc.	78,026	5,872,237
The Bank of New York Mellon Corp.	338,872	16,055,755
The Charles Schwab Corp.	386,733	15,264,352
The Goldman Sachs Group, Inc.	118,553	28,387,516
Tullett Prebon PLC	74,209	394,668
UBS Group AG	1,031,077	16,121,351
Virtu Financial, Inc., Class A	5,872	93,658
Virtus Investment Partners, Inc. (L)	983	116,043
Waddell & Reed Financial, Inc., Class A (L)	56,884	1,109,807
Westwood Holdings Group, Inc.	1,768	106,062
Wins Finance Holdings, Inc. (I)	293	52,740
WisdomTree Investments, Inc. (L)	79,907	890,164
		287,948,234

The accompanying notes are an integral part of the financial statements.	148

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Consumer finance - 0.5%
Acom Company, Ltd. (I)	114,510	$500,031
AEON Financial Service Company, Ltd.	32,153	569,498
American Express Company	246,454	18,257,312
Capital One Financial Corp.	154,595	13,486,868
Credit Saison Company, Ltd.	42,599	758,087
Discover Financial Services	126,475	9,117,583
Encore Capital Group, Inc. (I)	5,143	147,347
Enova International, Inc. (I)	5,951	74,685
EZCORP, Inc., Class A (I)	10,882	115,893
FirstCash, Inc.	10,132	476,204
Green Dot Corp., Class A (I)	9,035	212,774
LendingClub Corp. (I)	70,624	370,776
Navient Corp.	97,213	1,597,210
Nelnet, Inc., Class A	4,288	217,616
PRA Group, Inc. (I)	9,926	388,107
Provident Financial PLC	41,448	1,449,534
Regional Management Corp. (I)	2,402	63,125
SLM Corp. (I)	205,368	2,263,155
Synchrony Financial	251,450	9,120,092
World Acceptance Corp. (I)	1,354	87,035
		59,272,932
Diversified financial services - 1.2%
AMP, Ltd.	833,601	3,023,339
Berkshire Hathaway, Inc., Class B (I)	608,711	99,207,719
Challenger, Ltd.	159,782	1,291,024
Eurazeo SA	11,003	643,253
EXOR NV	30,553	1,313,990
First Pacific Company, Ltd.	621,340	433,449
FNFV Group (I)	14,269	195,485
Groupe Bruxelles Lambert SA	22,740	1,905,201
Industrivarden AB, C Shares	47,117	876,268
Investor AB, B Shares	128,360	4,782,711
Kinnevik AB, B Shares (I)	65,964	1,575,561
L E Lundbergforetagen AB, B Shares	10,690	654,479
Leucadia National Corp.	104,420	2,427,765
Marlin Business Services Corp.	2,174	45,437
Mitsubishi UFJ Lease & Finance
Company, Ltd.	128,496	662,748
NewStar Financial, Inc. (I)	5,336	49,358
On Deck Capital, Inc. (I)	11,650	53,940
ORIX Corp.	373,283	5,809,869
Pargesa Holding SA	9,968	647,911
PICO Holdings, Inc. (I)	5,254	79,598
Wendel SA	7,933	954,614
		126,633,719
Insurance - 3.7%
Admiral Group PLC	59,290	1,333,376
Aegon NV	516,649	2,838,287
Aflac, Inc.	130,779	9,102,218
Ageas	54,996	2,173,816
AIA Group, Ltd.	3,396,735	19,027,963
Alleghany Corp. (I)	7,394	4,496,439
Allianz SE	128,839	21,263,316
Ambac Financial Group, Inc. (I)	9,570	215,325
American Equity Investment Life
Holding Company	18,591	419,041
American Financial Group, Inc.	34,982	3,082,614
American International Group, Inc.	312,759	20,426,290
AMERISAFE, Inc.	3,991	248,839
Aon PLC	84,394	9,412,463
Argo Group International Holdings, Ltd.	6,028	397,245
Arthur J. Gallagher & Company	57,395	2,982,244

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Aspen Insurance Holdings, Ltd.	28,876	$1,588,180
Assicurazioni Generali SpA	329,904	4,889,954
Assurant, Inc.	18,279	1,697,388
Atlas Financial Holdings, Inc. (I)	2,748	49,601
Aviva PLC	1,144,459	6,817,115
AXA SA	546,854	13,785,526
Baldwin & Lyons, Inc., Class B	2,335	58,842
Baloise Holding AG	14,077	1,771,376
Brown & Brown, Inc.	55,132	2,473,222
Chubb, Ltd.	149,203	19,712,700
Cincinnati Financial Corp.	47,779	3,619,259
Citizens, Inc. (I)(L)	10,445	102,570
CNO Financial Group, Inc.	121,246	2,321,861
CNP Assurances	49,241	911,417
Crawford & Company, Class B	2,655	33,347
Dai-ichi Life Holdings, Inc.	303,937	5,053,401
Direct Line Insurance Group PLC	387,032	1,761,439
eHealth, Inc. (I)	4,066	43,303
EMC Insurance Group, Inc.	2,045	61,370
Employers Holdings, Inc.	6,797	269,161
Endurance Specialty Holdings, Ltd.	30,797	2,845,643
Enstar Group, Ltd. (I)	2,373	469,142
Everest Re Group, Ltd.	19,601	4,241,656
FBL Financial Group, Inc., Class A	2,145	167,632
Federated National Holding Company	3,083	57,621
Fidelity & Guaranty Life	2,819	66,810
First American Financial Corp.	52,663	1,929,046
Genworth Financial, Inc., Class A (I)	346,463	1,320,024
Gjensidige Forsikring ASA	55,348	877,466
Global Indemnity, Ltd. (I)	1,858	70,994
Greenlight Capital Re, Ltd., Class A (I)	6,422	146,422
Hannover Rueck SE	16,987	1,835,062
HCI Group, Inc.	1,938	76,512
Heritage Insurance Holdings, Inc.	5,944	93,142
Horace Mann Educators Corp.	8,668	370,990
Infinity Property & Casualty Corp.	2,323	204,192
Insurance Australia Group, Ltd.	685,457	2,955,914
Investors Title Company	356	56,312
James River Group Holdings, Ltd.	2,932	121,825
Japan Post Holdings Company, Ltd.	126,500	1,575,112
Kemper Corp.	31,814	1,409,360
Kinsale Capital Group, Inc.	1,631	55,470
Legal & General Group PLC	1,678,679	5,113,884
Lincoln National Corp.	73,256	4,854,675
Loews Corp.	88,623	4,150,215
Maiden Holdings, Ltd.	14,700	256,515
Mapfre SA	298,032	907,835
Marsh & McLennan Companies, Inc.	165,346	11,175,736
MBIA, Inc. (I)	28,058	300,221
Medibank PVT., Ltd.	773,208	1,570,897
Mercury General Corp.	17,493	1,053,254
MetLife, Inc.	352,236	18,981,998
MS&AD Insurance Group Holdings, Inc.	142,851	4,423,745
Muenchener Rueckversicherungs-
Gesellschaft AG (Munich Re)	45,404	8,575,814
National General Holdings Corp.	10,422	260,446
National Western Life Group, Inc.,
Class A	508	157,886
NN Group NV	88,889	3,009,117
Old Mutual PLC	1,390,189	3,544,938
Old Republic International Corp.	117,111	2,225,109
OneBeacon Insurance Group, Ltd.,
Class A	4,877	78,276

The accompanying notes are an integral part of the financial statements.	149

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Poste Italiane SpA (S)	149,804	$993,367
Primerica, Inc.	31,921	2,207,337
Principal Financial Group, Inc.	85,705	4,958,891
Prudential Financial, Inc.	137,828	14,342,382
Prudential PLC	727,195	14,512,966
QBE Insurance Group, Ltd.	386,582	3,454,014
Reinsurance Group of America, Inc.	30,791	3,874,432
RenaissanceRe Holdings, Ltd.	19,736	2,688,438
RLI Corp.	8,120	512,616
RSA Insurance Group PLC	287,401	2,072,538
Safety Insurance Group, Inc.	3,001	221,174
Sampo OYJ, A Shares	126,058	5,635,125
SCOR SE	45,766	1,579,419
Selective Insurance Group, Inc.	12,132	522,283
Sompo Japan Nipponkoa Holdings, Inc.	99,491	3,359,939
Sony Financial Holdings, Inc.	49,916	778,112
St. James’s Place PLC	148,236	1,849,063
Standard Life PLC	557,200	2,551,525
State Auto Financial Corp.	3,396	91,047
State National Companies, Inc.	6,868	95,190
Stewart Information Services Corp.	4,791	220,769
Suncorp Group, Ltd.	362,713	3,531,783
Swiss Life Holding AG (I)	9,051	2,556,715
Swiss Re AG	91,381	8,645,815
T&D Holdings, Inc.	163,325	2,155,465
The Allstate Corp.	118,153	8,757,500
The Hanover Insurance Group, Inc.	20,401	1,856,695
The Hartford Financial Services Group, Inc.	121,113	5,771,034
The Navigators Group, Inc.	2,405	283,189
The Progressive Corp.	186,165	6,608,858
The Travelers Companies, Inc.	91,088	11,150,993
Third Point Reinsurance, Ltd. (I)	14,263	164,738
Tokio Marine Holdings, Inc.	192,185	7,868,639
Torchmark Corp.	35,295	2,603,359
Trupanion, Inc. (I)(L)	3,174	49,260
Tryg A/S	31,371	566,514
UnipolSai SpA	324,393	691,905
United Fire Group, Inc.	4,545	223,478
United Insurance Holdings Corp.	3,902	59,076
Universal Insurance Holdings, Inc. (L)	6,951	197,408
Unum Group	74,330	3,265,317
W.R. Berkley Corp.	46,561	3,096,772
Willis Towers Watson PLC	41,217	5,040,015
WMIH Corp. (I)	45,600	70,680
XL Group, Ltd.	86,225	3,212,744
Zurich Insurance Group AG	42,443	11,664,177
		412,640,172
Mortgage real estate investment trusts - 0.1%
AG Mortgage Investment Trust, Inc.	6,031	103,190
Altisource Residential Corp.	11,235	124,034
Anworth Mortgage Asset Corp.	20,545	106,218
Apollo Commercial Real Estate
Finance, Inc.	14,909	247,788
Ares Commercial Real Estate Corp.	6,477	88,929
ARMOUR Residential REIT, Inc.	7,584	164,497
Capstead Mortgage Corp.	18,756	191,124
Colony Capital, Inc., Class A (L)	23,740	480,735
CYS Investments, Inc.	30,491	235,695
Dynex Capital, Inc.	11,202	76,398
Great Ajax Corp.	3,977	52,775
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	9,379	178,107

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Mortgage real estate investment trusts (continued)
Invesco Mortgage Capital, Inc.	23,549	$343,815
Ladder Capital Corp.	8,197	112,463
MTGE Investment Corp.	9,513	149,354
New Residential Investment Corp.	51,013	801,924
New York Mortgage Trust, Inc.	23,578	155,615
Orchid Island Capital, Inc.	5,410	58,590
Owens Realty Mortgage, Inc.	2,438	45,152
PennyMac Mortgage Investment Trust	13,997	229,131
Redwood Trust, Inc.	15,870	241,383
Resource Capital Corp.	7,424	61,842
Western Asset Mortgage Capital Corp.	8,908	89,704
		4,338,463
Thrifts and mortgage finance - 0.1%
Astoria Financial Corp.	19,225	358,546
Bank Mutual Corp.	9,560	90,342
BankFinancial Corp.	4,112	60,940
Beneficial Bancorp, Inc. (I)	14,838	273,019
BofI Holding, Inc. (I)(L)	12,677	361,928
BSB Bancorp, Inc. (I)	2,187	63,314
Capitol Federal Financial, Inc.	26,128	430,067
Charter Financial Corp.	3,907	65,130
Clifton Bancorp, Inc.	5,160	87,307
Dime Community Bancshares, Inc.	7,112	142,951
Essent Group, Ltd. (I)	15,782	510,863
EverBank Financial Corp.	21,411	416,444
Federal Agricultural Mortgage Corp.,
Class C	1,826	104,575
First Defiance Financial Corp.	1,927	97,776
Flagstar Bancorp, Inc. (I)	4,388	118,213
Hingham Institution for Savings	298	58,640
Home Bancorp, Inc.	1,622	62,625
HomeStreet, Inc. (I)	5,003	158,095
Impac Mortgage Holdings, Inc. (I)	2,173	30,465
Kearny Financial Corp.	18,337	285,140
Lake Sunapee Bank Group	1,950	46,001
LendingTree, Inc. (I)(L)	1,337	135,505
Meridian Bancorp, Inc.	10,197	192,723
Meta Financial Group, Inc.	1,704	175,342
MGIC Investment Corp. (I)	72,606	739,855
Nationstar Mortgage Holdings, Inc. (I)	6,922	125,011
New York Community Bancorp, Inc.	233,562	3,715,971
NMI Holdings, Inc., Class A (I)	11,042	117,597
Northfield Bancorp, Inc.	9,201	183,744
Northwest Bancshares, Inc.	19,714	355,443
OceanFirst Financial Corp.	5,469	164,234
Ocwen Financial Corp. (I)(L)	21,602	116,435
Oritani Financial Corp.	8,521	159,769
PennyMac Financial Services, Inc.,
Class A (I)	3,068	51,082
PHH Corp. (I)	11,463	173,779
Provident Financial Services, Inc.	12,733	360,344
Radian Group, Inc.	45,679	821,308
SI Financial Group, Inc.	3,208	49,403
Southern Missouri Bancorp, Inc.	1,639	57,988
Territorial Bancorp, Inc.	2,119	69,588
TrustCo Bank Corp.	19,706	172,428
United Community Financial Corp.	10,144	90,687
United Financial Bancorp, Inc.	11,035	200,396
Walker & Dunlop, Inc. (I)	5,896	183,955
Washington Federal, Inc.	61,669	2,118,330
Waterstone Financial, Inc.	5,066	93,214
Western New England Bancorp, Inc.	6,993	65,385

The accompanying notes are an integral part of the financial statements.	150

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
WSFS Financial Corp.	6,108	$283,106
		14,795,003
		1,852,912,640
Health care - 11.8%
Biotechnology - 2.0%
AbbVie, Inc.	520,918	32,619,885
Acceleron Pharma, Inc. (I)	5,941	151,614
Achillion Pharmaceuticals, Inc. (I)	26,017	107,450
Acorda Therapeutics, Inc. (I)	9,541	179,371
Actelion, Ltd. (I)	27,345	5,909,484
Adamas Pharmaceuticals, Inc. (I)(L)	3,756	63,476
Aduro Biotech, Inc. (I)(L)	8,255	94,107
Advaxis, Inc. (I)	7,963	57,015
Aevi Genomic Medicine, Inc. (I)	7,000	36,260
Agenus, Inc. (I)	16,240	66,909
Aimmune Therapeutics, Inc. (I)(L)	5,646	115,461
Akebia Therapeutics, Inc. (I)	8,420	87,652
Alder Biopharmaceuticals, Inc. (I)(L)	10,138	210,870
Alexion Pharmaceuticals, Inc. (I)	71,869	8,793,172
AMAG Pharmaceuticals, Inc. (I)	7,472	260,026
Amgen, Inc.	238,459	34,865,090
Amicus Therapeutics, Inc. (I)	30,788	153,016
Anavex Life Sciences Corp. (I)(L)	7,273	28,801
Ardelyx, Inc. (I)	6,936	98,491
Arena Pharmaceuticals, Inc. (I)	54,581	77,505
ARIAD Pharmaceuticals, Inc. (I)(L)	37,730	469,361
Array BioPharma, Inc. (I)	35,807	314,744
Atara Biotherapeutics, Inc. (I)	5,169	73,400
Athersys, Inc. (I)(L)	19,881	30,418
Avexis, Inc. (I)	1,320	63,004
Axovant Sciences, Ltd. (I)	5,708	70,893
Bellicum Pharmaceuticals, Inc. (I)(L)	4,941	67,296
BioCryst Pharmaceuticals, Inc. (I)	16,343	103,451
Biogen, Inc. (I)	69,746	19,778,571
BioSpecifics Technologies Corp. (I)	1,287	71,686
BioTime, Inc. (I)	16,567	59,807
Bluebird Bio, Inc. (I)(L)	8,691	536,235
Blueprint Medicines Corp. (I)	4,298	120,559
Cara Therapeutics, Inc. (I)	5,124	47,602
Celgene Corp. (I)	248,494	28,763,181
Celldex Therapeutics, Inc. (I)	21,215	75,101
Cellular Biomedicine Group, Inc. (I)	3,067	40,178
ChemoCentryx, Inc. (I)	5,627	41,640
Chimerix, Inc. (I)	10,457	48,102
Cidara Therapeutics, Inc. (I)	3,581	37,242
Clovis Oncology, Inc. (I)(L)	6,816	302,767
Coherus Biosciences, Inc. (I)	6,367	179,231
Concert Pharmaceuticals, Inc. (I)	4,454	45,832
CSL, Ltd.	128,632	9,302,642
Curis, Inc. (I)	24,858	76,563
Cytokinetics, Inc. (I)	7,533	91,526
CytomX Therapeutics, Inc. (I)	4,861	53,422
Dyax Corp. (I)	30,138	73,838
Dynavax Technologies Corp. (I)(L)	9,580	37,841
Eagle Pharmaceuticals, Inc. (I)	1,905	151,143
Edge Therapeutics, Inc. (I)	3,941	49,263
Editas Medicine, Inc. (I)	1,523	24,718
Emergent BioSolutions, Inc. (I)	7,024	230,668
Enanta Pharmaceuticals, Inc. (I)	3,470	116,245
Epizyme, Inc. (I)(L)	8,934	108,101
Esperion Therapeutics, Inc. (I)	3,509	43,933
Exact Sciences Corp. (I)(L)	22,645	302,537

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Exelixis, Inc. (I)	48,388	$721,465
FibroGen, Inc. (I)	11,385	243,639
Five Prime Therapeutics, Inc. (I)	5,794	290,337
Flexion Therapeutics, Inc. (I)	5,920	112,598
Foundation Medicine, Inc. (I)	2,975	52,658
Genmab A/S (I)	16,122	2,670,650
Genomic Health, Inc. (I)	4,122	121,146
Geron Corp. (I)(L)	35,511	73,508
Gilead Sciences, Inc.	422,296	30,240,617
Global Blood Therapeutics, Inc. (I)	3,913	56,543
Grifols SA	83,886	1,665,253
Halozyme Therapeutics, Inc. (I)(L)	23,634	233,504
Heron Therapeutics, Inc. (I)	7,064	92,538
Idera Pharmaceuticals, Inc. (I)	25,673	38,510
Ignyta, Inc. (I)	7,322	38,807
ImmunoGen, Inc. (I)(L)	21,250	43,350
Immunomedics, Inc. (I)(L)	21,686	79,588
Inotek Pharmaceuticals Corp. (I)(L)	4,262	25,998
Inovio Pharmaceuticals, Inc. (I)	14,727	102,205
Insmed, Inc. (I)	13,457	178,036
Insys Therapeutics, Inc. (I)(L)	5,245	48,254
Invitae Corp. (I)	6,783	53,857
Ironwood Pharmaceuticals, Inc. (I)	27,770	424,603
KalVista Pharmaceuticals, Inc. (I)	231	1,633
Karyopharm Therapeutics, Inc. (I)	6,244	58,694
Keryx Biopharmaceuticals, Inc. (I)(L)	17,529	102,720
Kite Pharma, Inc. (I)(L)	8,439	378,405
La Jolla Pharmaceutical Company (I)	3,324	58,270
Lexicon Pharmaceuticals, Inc. (I)	9,377	129,684
Ligand Pharmaceuticals, Inc. (I)	4,060	412,537
Lion Biotechnologies, Inc. (I)	12,551	87,229
Loxo Oncology, Inc. (I)	2,965	95,221
MacroGenics, Inc. (I)	7,072	144,552
MannKind Corp. (I)(L)	77,390	49,274
MediciNova, Inc. (I)	6,704	40,425
Merrimack Pharmaceuticals, Inc. (I)(L)	26,312	107,353
MiMedx Group, Inc. (I)	22,100	195,806
Minerva Neurosciences, Inc. (I)	4,229	49,691
Momenta Pharmaceuticals, Inc. (I)	14,146	212,897
Myovant Sciences, Ltd. (I)	2,855	35,516
Myriad Genetics, Inc. (I)	14,551	242,565
Natera, Inc. (I)	5,796	67,871
NewLink Genetics Corp. (I)	5,196	53,415
Novavax, Inc. (I)	59,857	75,420
Oncocyte Corp. (I)	44	310
OncoMed Pharmaceuticals, Inc. (I)	5,284	40,740
Ophthotech Corp. (I)(L)	7,603	36,722
Organovo Holdings, Inc. (I)(L)	22,108	74,946
Otonomy, Inc. (I)	5,336	84,842
PDL BioPharma, Inc.	36,573	77,535
Pfenex, Inc. (I)	4,487	40,697
PharmAthene, Inc. (I)	15,462	50,252
Portola Pharmaceuticals, Inc. (I)	10,721	240,579
Progenics Pharmaceuticals, Inc. (I)(L)	15,023	129,799
Protagonist Therapeutics, Inc. (I)	1,872	41,165
Prothena Corp. PLC (I)(L)	7,431	365,531
PTC Therapeutics, Inc. (I)	7,401	80,745
Puma Biotechnology, Inc. (I)	6,012	184,568
Ra Pharmaceuticals, Inc. (I)	2,220	33,722
Radius Health, Inc. (I)(L)	6,770	257,463
Regeneron Pharmaceuticals, Inc. (I)	24,230	8,894,591
REGENXBIO, Inc. (I)(L)	4,304	79,839
Repligen Corp. (I)	7,281	224,400

The accompanying notes are an integral part of the financial statements.	151

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Retrophin, Inc. (I)	7,825	$148,127
Rigel Pharmaceuticals, Inc. (I)	23,199	55,214
Sage Therapeutics, Inc. (I)	6,471	330,409
Sangamo BioSciences, Inc. (I)	16,736	51,045
Sarepta Therapeutics, Inc. (I)	10,717	293,967
Seres Therapeutics, Inc. (I)	4,443	43,986
Shire PLC	253,825	14,493,211
Sorrento Therapeutics, Inc. (I)	6,455	31,630
Spark Therapeutics, Inc. (I)(L)	4,163	207,734
Spectrum Pharmaceuticals, Inc. (I)	17,273	76,519
Stemline Therapeutics, Inc. (I)	3,769	40,328
Synergy Pharmaceuticals, Inc. (I)	39,419	240,062
TESARO, Inc. (I)(L)	6,081	817,773
TG Therapeutics, Inc. (I)	9,082	42,231
Tokai Pharmaceuticals, Inc. (I)(L)	7,940	7,765
Trevena, Inc. (I)	10,695	62,887
Trius Therapeutics, Inc. (I)(L)	10,492	1,154
Ultragenyx Pharmaceutical, Inc. (I)(L)	7,710	542,090
United Therapeutics Corp. (I)	20,339	2,917,223
Vanda Pharmaceuticals, Inc. (I)	7,883	125,734
Veracyte, Inc. (I)	4,192	32,446
Versartis, Inc. (I)	6,972	103,883
Vertex Pharmaceuticals, Inc. (I)	79,485	5,855,660
Voyager Therapeutics, Inc. (I)	2,930	37,328
XBiotech, Inc. (I)(L)	3,888	39,347
Xencor, Inc. (I)	7,771	204,533
ZIOPHARM Oncology, Inc. (I)(L)	26,314	140,780
		224,066,750
Health care equipment and supplies - 2.0%
Abaxis, Inc.	4,703	248,177
Abbott Laboratories	471,923	18,126,562
ABIOMED, Inc. (I)	19,346	2,179,907
Accuray, Inc. (I)	17,772	81,751
Align Technology, Inc. (I)	35,921	3,453,086
Analogic Corp.	2,638	218,822
AngioDynamics, Inc. (I)	6,002	101,254
Anika Therapeutics, Inc. (I)	3,039	148,789
AtriCure, Inc. (I)(L)	6,985	136,696
Atrion Corp.	291	147,595
Axogen, Inc. (I)	5,959	53,631
Baxter International, Inc.	157,033	6,962,843
Becton, Dickinson and Company	68,093	11,272,796
Boston Scientific Corp. (I)	436,637	9,444,458
C.R. Bard, Inc.	23,542	5,288,946
Cantel Medical Corp.	7,588	597,555
Cardiovascular Systems, Inc. (I)	6,878	166,516
Cerus Corp. (I)(L)	23,382	101,712
Cochlear, Ltd.	16,040	1,415,699
Coloplast A/S	33,475	2,254,828
ConforMIS, Inc. (I)	8,450	68,445
CONMED Corp.	5,925	261,707
CryoLife, Inc. (I)	6,726	128,803
Cutera, Inc. (I)	2,959	51,339
CYBERDYNE, Inc. (I)(L)	32,100	452,644
Cynosure, Inc., Class A (I)	5,071	231,238
Danaher Corp.	195,138	15,189,542
DENTSPLY SIRONA, Inc.	74,024	4,273,406
Edwards Lifesciences Corp. (I)	68,365	6,405,801
Endologix, Inc. (I)(L)	17,413	99,602
Entellus Medical, Inc. (I)	1,901	36,062
Essilor International SA	58,407	6,589,958
Exactech, Inc. (I)	2,531	69,096

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
GenMark Diagnostics, Inc. (I)	9,453	$115,705
Getinge AB, B Shares	55,306	886,167
Glaukos Corp. (I)	3,583	122,897
Globus Medical, Inc., Class A (I)	49,463	1,227,177
Haemonetics Corp. (I)	10,901	438,220
Halyard Health, Inc. (I)	32,371	1,197,080
Hill-Rom Holdings, Inc.	28,676	1,609,871
Hologic, Inc. (I)	88,439	3,548,173
Hoya Corp.	112,007	4,696,388
ICU Medical, Inc. (I)	3,105	457,522
IDEXX Laboratories, Inc. (I)	42,994	5,041,906
Inogen, Inc. (I)	3,444	231,333
Insulet Corp. (I)	12,342	465,047
Integer Holdings Corp. (I)	6,659	196,108
Integra LifeSciences Holdings Corp. (I)	6,376	546,997
Intuitive Surgical, Inc. (I)	12,390	7,857,366
Invacare Corp.	7,075	92,329
InVivo Therapeutics Holdings Corp. (I)	8,421	35,368
iRhythm Technologies, Inc. (I)	1,603	48,090
K2M Group Holdings, Inc. (I)	5,715	114,529
LeMaitre Vascular, Inc.	3,035	76,907
LivaNova PLC (I)(L)	20,981	943,516
Masimo Corp. (I)	8,656	583,414
Medtronic PLC	440,142	31,351,315
Meridian Bioscience, Inc.	9,243	163,601
Merit Medical Systems, Inc. (I)	9,205	243,933
Natus Medical, Inc. (I)	7,031	244,679
Neogen Corp. (I)	7,816	515,856
Nevro Corp. (I)(L)	5,069	368,314
Novocure, Ltd. (I)	11,250	88,313
NuVasive, Inc. (I)	34,635	2,333,014
NxStage Medical, Inc. (I)	13,659	358,002
Olympus Corp.	82,102	2,828,803
OraSure Technologies, Inc. (I)	11,619	102,015
Orthofix International NV (I)	3,786	136,977
Oxford Immunotec Global PLC (I)	4,983	74,496
Penumbra, Inc. (I)(L)	5,379	343,180
Quidel Corp. (I)	5,978	128,049
ResMed, Inc.	67,598	4,194,456
Rockwell Medical, Inc. (I)(L)	10,727	70,262
RTI Surgical, Inc. (I)	14,325	46,556
Smith & Nephew PLC	251,583	3,776,063
Sonova Holding AG	15,011	1,816,174
St. Jude Medical, Inc.	91,643	7,348,852
STAAR Surgical Company (I)	8,944	97,042
STERIS PLC	40,856	2,753,286
Stryker Corp.	99,676	11,942,182
Surmodics, Inc. (I)	3,101	78,765
Sysmex Corp.	44,079	2,546,860
Teleflex, Inc.	21,125	3,404,294
Terumo Corp.	96,317	3,550,754
The Cooper Companies, Inc.	15,468	2,705,817
The Spectranetics Corp. (I)	9,149	224,151
Utah Medical Products, Inc.	802	58,346
Varian Medical Systems, Inc. (I)	30,288	2,719,257
Vascular Solutions, Inc. (I)	3,579	200,782
West Pharmaceutical Services, Inc.	35,094	2,977,024
William Demant Holding A/S (I)	34,359	596,797
Wright Medical Group NV (I)	21,964	504,733
Zeltiq Aesthetics, Inc. (I)	7,550	328,576
Zimmer Biomet Holdings, Inc.	64,222	6,627,710
		224,640,662

The accompanying notes are an integral part of the financial statements.	152

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services - 1.9%
Aceto Corp.	6,288	$138,147
Addus HomeCare Corp. (I)	1,673	58,639
Aetna, Inc.	112,511	13,952,489
Air Methods Corp. (I)	7,292	232,250
Alfresa Holdings Corp.	52,000	858,882
Almost Family, Inc. (I)	1,829	80,659
Amedisys, Inc. (I)	6,028	256,974
American Renal Associates Holdings, Inc. (I)	1,890	40,219
AmerisourceBergen Corp.	53,636	4,193,799
AMN Healthcare Services, Inc. (I)	10,014	385,038
Anthem, Inc.	84,449	12,141,233
BioScrip, Inc. (I)	28,871	30,026
BioTelemetry, Inc. (I)	5,831	130,323
Capital Senior Living Corp. (I)	6,260	100,473
Cardinal Health, Inc.	102,474	7,375,054
Centene Corp. (I)	54,277	3,067,193
Chemed Corp.	3,415	547,800
Cigna Corp.	82,342	10,983,599
Civitas Solutions, Inc. (I)	3,579	71,222
Community Health Systems, Inc. (I)(L)	24,484	136,866
CorVel Corp. (I)	2,214	81,032
Cross Country Healthcare, Inc. (I)	7,178	112,049
DaVita, Inc. (I)	50,643	3,251,281
Diplomat Pharmacy, Inc. (I)	9,868	124,337
Envision Healthcare Corp. (I)	37,602	2,379,831
Express Scripts Holding Company (I)	197,663	13,597,238
Fresenius Medical Care AG &
Company KGaA	60,504	5,113,854
Fresenius SE & Company KGaA	115,484	9,009,002
Genesis Healthcare, Inc. (I)	9,461	40,209
HCA Holdings, Inc. (I)	93,742	6,938,783
HealthEquity, Inc. (I)	9,186	372,217
Healthscope, Ltd.	497,921	820,798
HealthSouth Corp.	61,688	2,544,013
Healthways, Inc. (I)	6,761	153,813
Henry Schein, Inc. (I)	25,823	3,917,607
Humana, Inc.	47,815	9,755,694
Kindred Healthcare, Inc.	18,184	142,744
Laboratory Corp. of America Holdings (I)	33,184	4,260,162
Landauer, Inc.	2,136	102,742
LHC Group, Inc. (I)	3,245	148,297
LifePoint Health, Inc. (I)	19,256	1,093,741
Magellan Health, Inc. (I)	4,978	374,595
McKesson Corp.	72,473	10,178,833
Mediclinic International PLC (London
Stock Exchange)	102,068	969,533
Medipal Holdings Corp.	49,141	774,074
MEDNAX, Inc. (I)	44,417	2,960,837
Miraca Holdings, Inc.	16,417	734,266
Molina Healthcare, Inc. (I)	29,639	1,608,212
National HealthCare Corp.	2,366	179,319
Owens & Minor, Inc.	42,738	1,508,224
Patterson Companies, Inc.	27,073	1,110,805
PharMerica Corp. (I)	6,385	160,583
Quest Diagnostics, Inc.	44,416	4,081,830
Quorum Health Corp. (I)	6,648	48,331
RadNet, Inc. (I)	8,429	54,367
Ramsay Health Care, Ltd.	39,859	1,959,732
Ryman Healthcare, Ltd.	107,389	604,669
Select Medical Holdings Corp. (I)	22,841	302,643
Sonic Healthcare, Ltd.	111,091	1,709,689
Surgery Partners, Inc. (I)	4,137	65,571
Surgical Care Affiliates, Inc. (I)	5,729	265,081

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
Suzuken Company, Ltd.	22,148	$723,410
Team Health Holdings, Inc. (I)	14,408	626,028
Teladoc, Inc. (I)(L)	4,598	75,867
Tenet Healthcare Corp. (I)	38,223	567,229
The Ensign Group, Inc.	10,266	228,008
The Providence Service Corp. (I)	2,887	109,850
Triple-S Management Corp., Class B (I)	5,196	107,557
UnitedHealth Group, Inc.	305,171	48,839,567
Universal American Corp. (I)	9,162	91,162
Universal Health Services, Inc., Class B	28,607	3,043,213
US Physical Therapy, Inc.	2,573	180,625
VCA, Inc. (I)	38,908	2,671,034
WellCare Health Plans, Inc. (I)	21,239	2,911,442
		208,566,515
Health care technology - 0.1%
Allscripts Healthcare Solutions, Inc. (I)	88,757	906,209
Castlight Health, Inc., B Shares (I)	9,893	48,970
Cerner Corp. (I)	97,484	4,617,817
Computer Programs & Systems, Inc. (L)	2,510	59,236
Cotiviti Holdings, Inc. (I)(L)	2,695	92,708
Evolent Health, Inc., Class A (I)(L)	3,557	52,644
HealthStream, Inc. (I)	5,566	139,428
HMS Holdings Corp. (I)	18,051	327,806
M3, Inc.	54,543	1,371,266
Medidata Solutions, Inc. (I)	11,661	579,202
Omnicell, Inc. (I)	7,487	253,809
Quality Systems, Inc. (I)	11,020	144,913
Vocera Communications, Inc. (I)	5,325	98,459
		8,692,467
Life sciences tools and services - 0.5%
Accelerate Diagnostics, Inc. (I)	4,920	102,090
Agilent Technologies, Inc.	104,002	4,738,331
Albany Molecular Research, Inc. (I)	5,749	107,851
Bio-Rad Laboratories, Inc., Class A (I)	9,954	1,814,415
Bio-Techne Corp.	17,891	1,839,732
Cambrex Corp. (I)	6,841	369,072
Charles River Laboratories International,
Inc. (I)	22,696	1,729,208
Enzo Biochem, Inc. (I)	8,890	61,697
Eurofins Scientific SE	3,091	1,316,901
Fluidigm Corp. (I)(L)	6,506	47,364
Illumina, Inc. (I)	47,058	6,025,306
INC Research Holdings, Inc., Class A (I)	8,804	463,090
Lonza Group AG (I)	14,921	2,578,782
Luminex Corp. (I)	8,607	174,120
Medpace Holdings, Inc. (I)	1,792	64,637
Mettler-Toledo International, Inc. (I)	8,419	3,523,857
NanoString Technologies, Inc. (I)	3,495	77,939
NeoGenomics, Inc. (I)(L)	11,385	97,569
Pacific Biosciences of California, Inc. (I)	17,824	67,731
PAREXEL International Corp. (I)	36,662	2,409,427
PerkinElmer, Inc.	35,474	1,849,969
PRA Health Sciences, Inc. (I)	5,106	281,443
QIAGEN NV (I)	62,301	1,745,883
Thermo Fisher Scientific, Inc.	126,633	17,867,916
Waters Corp. (I)	25,685	3,451,807
		52,806,137
Pharmaceuticals - 5.3%
Aclaris Therapeutics, Inc. (I)	2,476	67,199
Aerie Pharmaceuticals, Inc. (I)	6,172	233,610
Akorn, Inc. (I)	42,040	917,733

The accompanying notes are an integral part of the financial statements.	153

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Allergan PLC (I)	120,230	$25,249,502
Amphastar Pharmaceuticals, Inc. (I)	7,719	142,184
ANI Pharmaceuticals, Inc. (I)	1,763	106,873
Aratana Therapeutics, Inc. (I)	7,471	53,642
Astellas Pharma, Inc.	608,147	8,437,037
AstraZeneca PLC	356,575	19,471,752
Bayer AG	233,126	24,287,865
Bristol-Myers Squibb Company	535,718	31,307,360
Catalent, Inc. (I)	81,177	2,188,532
Cempra, Inc. (I)	9,943	27,840
Chelsea Therapeutics International, Ltd. (I)	19,199	1,536
Chugai Pharmaceutical Company, Ltd.	63,034	1,808,070
Collegium Pharmaceutical, Inc. (I)	3,658	56,955
Corcept Therapeutics, Inc. (I)	16,090	116,813
Daiichi Sankyo Company, Ltd.	169,886	3,468,941
Depomed, Inc. (I)(L)	13,128	236,567
Dermira, Inc. (I)	5,323	161,447
Durect Corp. (I)	31,548	42,274
Egalet Corp. (I)(L)	4,923	37,661
Eisai Company, Ltd.	71,068	4,072,719
Eli Lilly & Company	311,427	22,905,456
Endo International PLC (I)	64,620	1,064,291
Forest Laboratories, Inc. (I)	4,082	0
Galenica AG	1,087	1,224,884
GlaxoSmithKline PLC	1,374,494	26,401,947
Heska Corp. (I)	1,308	93,653
Hikma Pharmaceuticals PLC	41,213	960,579
Hisamitsu Pharmaceutical Company, Inc.	17,084	853,294
Horizon Pharma PLC (I)	34,478	557,854
Impax Laboratories, Inc. (I)	15,970	211,603
Innoviva, Inc. (I)	17,627	188,609
Intersect ENT, Inc. (I)	6,067	73,411
Intra-Cellular Therapies, Inc. (I)	7,618	114,956
Johnson & Johnson	872,125	100,477,521
Kyowa Hakko Kirin Company, Ltd.	72,159	995,316
Lannett Company, Inc. (I)(L)	5,993	132,146
Mallinckrodt PLC (I)	33,752	1,681,525
Merck & Company, Inc.	883,864	52,033,074
Merck KGaA	36,441	3,794,268
Mitsubishi Tanabe Pharma Corp.	62,634	1,226,367
Mylan NV (I)	147,521	5,627,926
MyoKardia, Inc. (I)	2,871	37,179
Nektar Therapeutics (I)	30,604	375,511
Novan, Inc. (I)	1,143	30,884
Novartis AG	629,553	45,783,260
Novo Nordisk A/S, Class B	539,011	19,335,501
Ocular Therapeutix, Inc. (I)	4,011	33,572
Omeros Corp. (I)(L)	8,994	89,220
Ono Pharmaceutical Company, Ltd.	116,300	2,534,714
Orion OYJ, Class B	28,649	1,272,927
Otsuka Holdings Company, Ltd.	110,093	4,795,694
Pacira Pharmaceuticals, Inc. (I)	7,882	254,589
Paratek Pharmaceuticals, Inc. (I)	4,397	67,714
Perrigo Company PLC	45,677	3,801,697
Pfizer, Inc.	1,945,309	63,183,636
Phibro Animal Health Corp., Class A	4,184	122,591
Prestige Brands Holdings, Inc. (I)	36,675	1,910,768
Revance Therapeutics, Inc. (I)	4,538	93,937
Roche Holding AG	198,069	45,150,337
Sanofi	327,074	26,448,903
Santen Pharmaceutical Company, Ltd.	104,500	1,275,038
SciClone Pharmaceuticals, Inc. (I)	11,219	121,165
Shionogi & Company, Ltd.	84,111	4,019,910

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Sucampo Pharmaceuticals, Inc.,
Class A (I)(L)	5,235	$70,934
Sumitomo Dainippon Pharma Company, Ltd.	45,692	784,272
Supernus Pharmaceuticals, Inc. (I)	10,102	255,076
Taisho Pharmaceutical Holdings
Company, Ltd.	10,316	855,186
Takeda Pharmaceutical Company, Ltd.	200,516	8,318,610
Taro Pharmaceutical Industries, Ltd. (I)(L)	4,300	452,661
Teligent, Inc. (I)	9,319	61,599
Tetraphase Pharmaceuticals, Inc. (I)	9,185	37,016
Teva Pharmaceutical Industries, Ltd., ADR	260,208	9,432,540
The Medicines Company (I)(L)	14,409	489,041
TherapeuticsMD, Inc. (I)(L)	32,635	188,304
Theravance Biopharma, Inc. (I)	8,638	275,379
UCB SA	35,662	2,281,688
WaVe Life Sciences, Ltd. (I)	1,648	43,095
Zoetis, Inc.	158,353	8,476,636
Zogenix, Inc. (I)	5,559	67,542
		595,941,118
		1,314,713,649
Industrials - 11.6%
Aerospace and defense - 1.8%
AAR Corp.	6,983	230,788
Aerojet Rocketdyne Holdings, Inc. (I)	12,686	227,714
Aerovironment, Inc. (I)	4,565	122,479
Airbus Group SE	163,403	10,792,550
Arconic, Inc.	139,219	2,581,120
Astronics Corp. (I)	4,173	141,214
B/E Aerospace, Inc.	48,722	2,932,577
BAE Systems PLC	895,460	6,513,165
Cobham PLC	473,838	954,045
Cubic Corp.	5,352	256,628
Curtiss-Wright Corp.	30,505	3,000,472
Dassault Aviation SA	644	718,779
DigitalGlobe, Inc. (I)	13,345	382,334
Ducommun, Inc. (I)	2,350	60,066
Elbit Systems, Ltd.	6,627	669,453
Engility Holdings, Inc. (I)	3,881	130,790
Esterline Technologies Corp. (I)	20,474	1,826,281
General Dynamics Corp.	91,783	15,847,253
Huntington Ingalls Industries, Inc.	22,234	4,095,280
KLX, Inc. (I)	36,493	1,646,199
Kratos Defense & Security Solutions, Inc. (I)	12,546	92,840
L3 Technologies, Inc.	24,660	3,751,033
Leonardo-Finmeccanica SpA (I)	113,456	1,588,982
Lockheed Martin Corp.	80,800	20,195,152
Meggitt PLC	216,717	1,223,842
Mercury Systems, Inc. (I)	8,230	248,711
Moog, Inc., Class A (I)	6,844	449,514
National Presto Industries, Inc.	1,049	111,614
Northrop Grumman Corp.	56,557	13,154,027
Orbital ATK, Inc.	28,080	2,463,458
Raytheon Company	94,197	13,375,974
Rockwell Collins, Inc.	42,125	3,907,515
Rolls-Royce Holdings PLC (I)	518,534	4,258,977
Safran SA	88,218	6,344,981
Singapore Technologies Engineering, Ltd.	433,152	962,070
Sparton Corp. (I)	2,144	51,134
TASER International, Inc. (I)(L)	11,065	268,216
Teledyne Technologies, Inc. (I)	23,946	2,945,358
Textron, Inc.	86,074	4,179,753

The accompanying notes are an integral part of the financial statements.	154

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Aerospace and defense (continued)
Thales SA	29,897	$2,896,442
The Boeing Company	183,995	28,644,342
The KEYW Holding Corp. (I)	7,706	90,854
TransDigm Group, Inc.	15,991	3,981,119
Triumph Group, Inc.	34,338	909,957
United Technologies Corp.	245,450	26,906,229
Vectrus, Inc. (I)	2,400	57,240
Wesco Aircraft Holdings, Inc. (I)	11,915	178,129
Zodiac Aerospace	56,711	1,300,439
		197,667,089
Air freight and logistics - 0.5%
Air Transport Services Group, Inc. (I)	10,425	166,383
Atlas Air Worldwide Holdings, Inc. (I)	5,204	271,389
Bollore SA (I)	249,410	878,192
C.H. Robinson Worldwide, Inc.	45,471	3,331,205
Deutsche Post AG	273,529	8,970,393
Echo Global Logistics, Inc. (I)	6,213	155,636
Expeditors International of Washington, Inc.	57,591	3,050,019
FedEx Corp.	78,412	14,600,314
Forward Air Corp.	6,324	299,631
Hub Group, Inc., Class A (I)	7,135	312,156
Park-Ohio Holdings Corp.	1,905	81,153
Radiant Logistics, Inc. (I)	9,699	37,826
Royal Mail PLC	252,467	1,435,119
United Parcel Service, Inc., Class B	221,030	25,338,879
XPO Logistics, Inc. (I)	20,781	896,908
Yamato Holdings Company, Ltd.	98,593	1,998,579
		61,823,782
Airlines - 0.5%
Alaska Air Group, Inc.	39,201	3,478,305
Allegiant Travel Company	2,786	463,590
American Airlines Group, Inc.	166,140	7,757,077
ANA Holdings, Inc.	321,495	864,830
Cathay Pacific Airways, Ltd. (L)	338,242	443,889
Delta Air Lines, Inc.	236,169	11,617,153
Deutsche Lufthansa AG (L)	66,901	862,403
easyJet PLC	45,606	564,120
Hawaiian Holdings, Inc. (I)	11,149	635,493
International Consolidated Airlines
Group SA	239,423	1,289,805
Japan Airlines Company, Ltd.	33,240	969,969
JetBlue Airways Corp. (I)	155,241	3,480,503
Qantas Airways, Ltd.	134,076	321,183
Ryanair Holdings PLC, ADR (I)	7,149	595,226
Singapore Airlines, Ltd.	150,027	999,464
SkyWest, Inc.	10,664	388,703
Southwest Airlines Company	197,450	9,840,908
United Continental Holdings, Inc. (I)	92,631	6,750,947
		51,323,568
Building products - 0.5%
AAON, Inc.	8,652	285,949
Advanced Drainage Systems, Inc.	7,523	154,974
Allegion PLC	31,065	1,988,160
American Woodmark Corp. (I)	2,925	220,106
AO Smith Corp.	70,827	3,353,658
Apogee Enterprises, Inc.	6,098	326,609
Armstrong Flooring, Inc. (I)	5,009	99,729
Asahi Glass Company, Ltd. (L)	284,380	1,929,419
Assa Abloy AB	282,641	5,229,885
Builders FirstSource, Inc. (I)	18,075	198,283
Caesarstone, Ltd. (I)	5,123	146,774

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Building products (continued)
Cie de Saint-Gobain	140,861	$6,552,481
Continental Building Products, Inc. (I)	7,446	172,003
CSW Industrials, Inc. (I)	3,234	119,173
Daikin Industries, Ltd.	66,097	6,055,072
Fortune Brands Home & Security, Inc.	49,916	2,668,509
Geberit AG	10,449	4,183,327
Gibraltar Industries, Inc. (I)	6,694	278,805
Griffon Corp.	6,434	168,571
Insteel Industries, Inc.	3,758	133,935
Johnson Controls International PLC	300,281	12,368,574
Lennox International, Inc.	18,579	2,845,745
LIXIL Group Corp.	74,850	1,696,495
Masco Corp.	105,198	3,326,361
Masonite International Corp. (I)	6,382	419,936
NCI Building Systems, Inc. (I)	5,766	90,238
Patrick Industries, Inc. (I)	3,062	233,631
PGT, Inc. (I)	10,304	117,981
Ply Gem Holdings, Inc. (I)	4,885	79,381
Quanex Building Products Corp.	7,357	149,347
Simpson Manufacturing Company, Inc.	8,790	384,563
TOTO, Ltd.	39,800	1,572,042
Trex Company, Inc. (I)	6,248	402,371
Universal Forest Products, Inc.	4,201	429,258
		58,381,345
Commercial services and supplies - 0.5%
ABM Industries, Inc.	11,674	476,766
ACCO Brands Corp. (I)	22,742	296,783
Advanced Disposal Services, Inc. (I)	4,681	104,012
Aqua Metals, Inc. (I)(L)	2,789	36,564
ARC Document Solutions, Inc. (I)	9,400	47,752
Babcock International Group PLC	72,344	848,552
Brady Corp., Class A	9,700	364,235
Brambles, Ltd.	447,177	3,990,642
Casella Waste Systems, Inc., Class A (I)	8,349	103,611
CECO Environmental Corp.	6,583	91,833
Cintas Corp.	27,710	3,202,168
Clean Harbors, Inc. (I)	25,045	1,393,754
Copart, Inc. (I)	48,903	2,709,715
Dai Nippon Printing Company, Ltd.	149,746	1,477,491
Deluxe Corp.	33,608	2,406,669
Edenred	59,617	1,180,448
Ennis, Inc.	5,992	103,961
Essendant, Inc.	8,102	169,332
G&K Services, Inc., Class A	4,094	394,866
G4S PLC	434,248	1,255,139
Healthcare Services Group, Inc.	14,974	586,532
Heritage-Crystal Clean, Inc. (I)	3,198	50,209
Herman Miller, Inc.	41,551	1,421,044
HNI Corp.	31,012	1,734,191
InnerWorkings, Inc. (I)	8,711	85,803
Interface, Inc.	13,969	259,125
ISS A/S	46,981	1,583,396
Kimball International, Inc., Class B	8,092	142,096
Knoll, Inc.	10,247	286,199
Matthews International Corp., Class A	6,797	522,349
McGrath RentCorp	4,990	195,558
Mobile Mini, Inc.	9,547	288,797
MSA Safety, Inc.	21,575	1,495,795
Multi-Color Corp.	2,910	225,816
Park24 Company, Ltd.	29,300	793,425
Pitney Bowes, Inc.	60,921	925,390
Quad/Graphics, Inc.	6,075	163,296
Republic Services, Inc.	74,111	4,228,033

The accompanying notes are an integral part of the financial statements.	155

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
Rollins, Inc.	45,961	$1,552,563
Secom Company, Ltd.	59,155	4,322,107
Securitas AB, B Shares	87,553	1,373,342
Societe BIC SA	7,996	1,086,470
Sohgo Security Services Company, Ltd.	20,500	786,866
SP Plus Corp. (I)	3,734	105,112
Steelcase, Inc., Class A	18,429	329,879
Stericycle, Inc. (I)	27,569	2,123,916
Team, Inc. (I)	6,181	242,604
Tetra Tech, Inc.	12,176	525,394
The Brink’s Company	9,546	393,773
Toppan Printing Company, Ltd.	146,525	1,397,145
TRC Companies, Inc. (I)	4,657	49,364
UniFirst Corp.	3,163	454,365
US Ecology, Inc.	4,673	229,678
Viad Corp.	4,213	185,793
VSE Corp.	1,919	74,534
Waste Management, Inc.	130,371	9,244,608
West Corp.	9,313	230,590
		60,349,450
Construction and engineering - 0.4%
ACS Actividades de Construccion y
Servicios SA	53,276	1,681,262
AECOM (I)	73,823	2,684,204
Aegion Corp. (I)	7,540	178,698
Ameresco, Inc., Class A (I)	6,031	33,171
Argan, Inc.	2,805	197,893
Boskalis Westminster	25,230	875,281
Bouygues SA	58,442	2,092,184
CIMIC Group, Ltd.	26,986	678,998
Comfort Systems USA, Inc.	7,837	260,972
Dycom Industries, Inc. (I)(L)	21,575	1,732,257
Eiffage SA	16,379	1,140,822
EMCOR Group, Inc.	41,831	2,959,962
Ferrovial SA	138,917	2,477,480
Fluor Corp.	45,132	2,370,333
Granite Construction, Inc.	27,333	1,503,315
Great Lakes Dredge & Dock Corp. (I)	14,311	60,106
HC2 Holdings, Inc. (I)	8,275	49,071
HOCHTIEF AG	5,966	832,931
IES Holdings, Inc. (I)	1,583	30,314
Jacobs Engineering Group, Inc. (I)	38,419	2,189,883
JGC Corp.	57,606	1,043,607
Kajima Corp.	253,770	1,752,818
KBR, Inc.	68,414	1,141,830
Layne Christensen Company (I)	4,171	45,339
MasTec, Inc. (I)	13,981	534,773
MYR Group, Inc. (I)	3,152	118,767
NV5 Global, Inc. (I)	1,667	55,678
Obayashi Corp.	182,815	1,745,398
Orion Group Holdings, Inc. (I)	6,088	60,576
Primoris Services Corp.	8,632	196,637
Quanta Services, Inc. (I)	48,962	1,706,326
Shimizu Corp.	154,129	1,406,884
Skanska AB, Series B	95,969	2,259,529
Taisei Corp.	297,868	2,080,002
Tutor Perini Corp. (I)	8,033	224,924
Valmont Industries, Inc.	10,795	1,521,016
Vinci SA	142,806	9,714,324
		49,637,565

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electrical equipment - 0.8%
ABB, Ltd. (I)	530,876	$11,170,538
Acuity Brands, Inc.	14,239	3,287,216
Allied Motion Technologies, Inc.	1,665	35,614
AMETEK, Inc.	74,110	3,601,746
Atkore International Group, Inc. (I)	2,588	61,879
AZZ, Inc.	5,534	353,623
Babcock & Wilcox Enterprises, Inc. (I)	9,933	164,788
Eaton Corp. PLC	144,782	9,713,424
Emerson Electric Company	205,984	11,483,608
Encore Wire Corp.	4,451	192,951
Energous Corp. (I)(L)	3,317	55,891
EnerSys	30,018	2,344,406
Fuji Electric Company, Ltd.	154,202	796,252
Generac Holdings, Inc. (I)	13,829	563,393
General Cable Corp.	10,536	200,711
Hubbell, Inc.	24,687	2,880,973
Legrand SA	75,342	4,274,542
LSI Industries, Inc.	5,951	57,963
Mabuchi Motor Company, Ltd.	14,000	727,497
Mitsubishi Electric Corp.	544,897	7,579,060
Nidec Corp.	67,293	5,793,298
OSRAM Licht AG	24,873	1,302,484
Plug Power, Inc. (I)(L)	40,465	48,558
Powell Industries, Inc.	1,984	77,376
Preformed Line Products Company	645	37,487
Prysmian SpA	54,498	1,396,801
Regal Beloit Corp.	21,465	1,486,451
Rockwell Automation, Inc.	41,109	5,525,050
Schneider Electric SE (Euronext Paris)	158,526	11,012,555
Sunrun, Inc. (I)(L)	14,172	75,253
Thermon Group Holdings, Inc. (I)	6,998	133,592
Vestas Wind Systems A/S	62,488	4,047,006
Vicor Corp. (I)	3,781	57,093
		90,539,079
Industrial conglomerates - 2.0%
3M Company	192,820	34,431,867
Carlisle Companies, Inc.	30,930	3,411,270
CK Hutchison Holdings, Ltd.	761,738	8,598,848
DCC PLC	25,029	1,860,429
General Electric Company	2,835,632	89,605,971
Honeywell International, Inc.	244,327	28,305,283
Hopewell Holdings, Ltd.	615	2,118
Jardine Matheson Holdings, Ltd.	70,200	3,873,477
Keihan Holdings Company, Ltd.	146,000	957,674
Keppel Corp., Ltd.	408,545	1,625,985
Koninklijke Philips NV	267,184	8,168,328
NWS Holdings, Ltd.	439,599	714,604
Raven Industries, Inc.	7,722	194,594
Roper Technologies, Inc.	32,522	5,954,128
Seibu Holdings, Inc.	49,100	879,081
Sembcorp Industries, Ltd.	281,822	552,679
Siemens AG	215,685	26,408,459
Smiths Group PLC	111,459	1,940,178
Toshiba Corp. (I)	1,135,280	2,742,316
		220,227,289
Machinery - 2.1%
Actuant Corp., Class A	12,566	326,088
AGCO Corp.	32,332	1,870,730
Alamo Group, Inc.	2,044	155,548
Albany International Corp., Class A	6,121	283,402
Alfa Laval AB	82,054	1,353,510
Alstom SA (I)	42,818	1,177,435

The accompanying notes are an integral part of the financial statements.	156

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Altra Industrial Motion Corp.	5,405	$199,445
Amada Holdings Company, Ltd.	94,652	1,054,477
American Railcar Industries, Inc. (L)	1,734	78,533
ANDRITZ AG	20,225	1,013,550
Astec Industries, Inc.	4,131	278,677
Atlas Copco AB, A Shares	189,343	5,744,013
Atlas Copco AB, B Shares	110,059	2,992,222
Barnes Group, Inc.	10,667	505,829
Briggs & Stratton Corp.	8,959	199,427
Caterpillar, Inc.	187,550	17,393,387
Chart Industries, Inc. (I)	6,511	234,526
CIRCOR International, Inc.	3,494	226,691
CLARCOR, Inc.	33,348	2,750,210
CNH Industrial NV	287,977	2,498,775
Columbus McKinnon Corp.	4,374	118,273
Crane Company	23,909	1,724,317
Cummins, Inc.	49,428	6,755,325
Deere & Company	92,771	9,559,124
DMC Global, Inc.	3,230	51,196
Donaldson Company, Inc.	63,325	2,664,716
Douglas Dynamics, Inc.	4,777	160,746
Dover Corp.	49,527	3,711,058
Energy Recovery, Inc. (I)	7,311	75,669
EnPro Industries, Inc.	4,561	307,229
ESCO Technologies, Inc.	5,311	300,868
FANUC Corp.	54,618	9,137,284
Federal Signal Corp.	13,001	202,946
Flowserve Corp.	42,268	2,030,977
Fortive Corp.	96,385	5,169,128
Franklin Electric Company, Inc.	9,854	383,321
FreightCar America, Inc.	3,082	46,014
GEA Group AG	51,565	2,069,325
Global Brass & Copper Holdings, Inc.	4,537	155,619
Graco, Inc.	26,702	2,218,669
Graham Corp.	2,602	57,634
Hardinge, Inc.	3,368	37,317
Harsco Corp.	17,264	234,790
Hillenbrand, Inc.	12,575	482,251
Hino Motors, Ltd.	74,142	753,286
Hitachi Construction Machinery
Company, Ltd.	30,852	666,986
Hoshizaki Corp.	14,100	1,116,285
Hurco Companies, Inc.	1,500	49,650
Hyster-Yale Materials Handling, Inc.	2,031	129,517
IDEX Corp.	36,560	3,292,594
IHI Corp. (I)	410,765	1,063,839
Illinois Tool Works, Inc.	101,297	12,404,831
IMI PLC	78,027	997,871
Ingersoll-Rand PLC	82,829	6,215,488
ITT, Inc.	42,295	1,631,318
John Bean Technologies Corp.	6,124	526,358
Joy Global, Inc.	67,990	1,903,720
JTEKT Corp.	61,993	988,527
Kadant, Inc.	2,273	139,108
Kawasaki Heavy Industries, Ltd.	397,204	1,243,314
Kennametal, Inc.	55,139	1,723,645
Komatsu, Ltd.	260,376	5,897,553
Kone OYJ, Class B	95,160	4,252,089
Kubota Corp.	298,352	4,251,758
Kurita Water Industries, Ltd.	29,027	638,613
Lincoln Electric Holdings, Inc.	29,763	2,281,929
Lindsay Corp.	2,251	167,947
Lydall, Inc. (I)	3,494	216,104

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Makita Corp.	31,626	$2,113,213
MAN SE	10,113	1,003,779
Meritor, Inc. (I)	17,571	218,232
Metso OYJ	32,354	920,436
Milacron Holdings Corp. (I)(L)	3,199	59,597
Miller Industries, Inc.	2,773	73,346
Minebea Company, Ltd.	94,200	879,000
Mitsubishi Heavy Industries, Ltd.	903,635	4,107,962
Mueller Industries, Inc.	12,088	483,036
Mueller Water Products, Inc., Class A	33,025	439,563
Nabtesco Corp.	32,289	748,491
Navistar International Corp. (I)	10,571	331,612
NGK Insulators, Ltd.	73,461	1,421,974
NN, Inc.	5,869	111,804
Nordson Corp.	25,505	2,857,835
NSK, Ltd.	123,698	1,428,647
Oshkosh Corp.	35,708	2,307,094
PACCAR, Inc.	112,402	7,182,488
Parker-Hannifin Corp.	42,777	5,988,780
Pentair PLC	54,056	3,030,920
Proto Labs, Inc. (I)(L)	5,273	270,769
RBC Bearings, Inc. (I)	4,846	449,757
Rexnord Corp. (I)	17,827	349,231
Sandvik AB	300,704	3,709,504
Schindler Holding AG,
Participation Certificates	11,515	2,027,943
Schindler Holding AG, Registered Shares	5,647	985,674
SKF AB, B Shares	112,305	2,059,243
SMC Corp.	16,147	3,841,766
Snap-on, Inc.	18,472	3,163,699
SPX Corp. (I)	8,717	206,767
SPX FLOW, Inc. (I)	7,660	245,580
Standex International Corp.	2,698	237,019
Stanley Black & Decker, Inc.	48,273	5,536,430
Sumitomo Heavy Industries, Ltd.	154,126	989,668
Sun Hydraulics Corp.	5,033	201,169
Supreme Industries, Inc., Class A	2,946	46,252
Tennant Company	3,757	267,498
Terex Corp.	50,782	1,601,156
The Gorman-Rupp Company	3,932	121,695
The Greenbrier Companies, Inc. (L)	5,738	238,414
The Manitowoc Company, Inc. (I)	27,190	162,596
The Timken Company	33,583	1,333,245
The Toro Company	52,419	2,932,843
The Weir Group PLC	61,401	1,426,910
THK Company, Ltd.	34,552	763,031
Titan International, Inc.	9,499	106,484
TriMas Corp. (I)	9,789	230,042
Trinity Industries, Inc.	73,012	2,026,813
Volvo AB, Series B	434,857	5,062,609
Wabash National Corp.	13,718	217,019
Wabtec Corp.	42,713	3,546,033
Wartsila OYJ ABP	41,666	1,868,152
Watts Water Technologies, Inc., Class A	5,881	383,441
Woodward, Inc.	37,797	2,609,883
Xylem, Inc.	56,914	2,818,381
Yangzijiang Shipbuilding Holdings, Ltd.	557,615	312,660
Zardoya Otis SA	53,948	455,257
		229,055,043
Marine - 0.1%
A.P. Moeller - Maersk A/S, Series A	1,045	1,577,028
A.P. Moeller - Maersk A/S, Series B	1,859	2,963,178

The accompanying notes are an integral part of the financial statements.	157

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Marine (continued)
Costamare, Inc.	6,874	$38,494
Eagle Bulk Shipping, Inc. (I)	297	1,737
Kirby Corp. (I)	25,825	1,717,363
Kuehne + Nagel International AG	15,226	2,009,812
Matson, Inc.	9,229	326,614
Mitsui O.S.K. Lines, Ltd.	316,040	872,292
Nippon Yusen KK	463,257	857,900
Scorpio Bulkers, Inc. (I)	13,264	66,983
		10,431,401
Professional services - 0.6%
Acacia Research Corp. (I)	11,239	73,054
Adecco Group AG	45,840	2,992,286
Barrett Business Services, Inc.	1,521	97,496
Bureau Veritas SA	74,289	1,437,811
Capita PLC	186,505	1,219,479
CBIZ, Inc. (I)	10,717	146,823
CEB, Inc.	22,334	1,353,440
CRA International, Inc.	1,737	63,574
Equifax, Inc.	38,179	4,513,903
Experian PLC	270,279	5,233,039
Exponent, Inc.	5,431	327,489
Franklin Covey Company (I)	2,380	47,957
FTI Consulting, Inc. (I)	29,077	1,310,791
GP Strategies Corp. (I)	2,872	82,139
Heidrick & Struggles International, Inc.	4,124	99,595
Huron Consulting Group, Inc. (I)	4,641	235,067
ICF International, Inc. (I)	3,793	209,374
Insperity, Inc.	3,295	233,780
Intertek Group PLC	45,482	1,949,268
Kelly Services, Inc., Class A	6,261	143,502
Kforce, Inc.	5,302	122,476
Korn/Ferry International	12,259	360,782
ManpowerGroup, Inc.	32,157	2,857,793
Mistras Group, Inc. (I)	3,813	97,918
Navigant Consulting, Inc. (I)	10,045	262,978
Nielsen Holdings PLC	107,504	4,509,793
On Assignment, Inc. (I)	10,839	478,650
Randstad Holding NV	33,477	1,813,368
Recruit Holdings Company, Ltd.	103,600	4,151,913
RELX NV	280,426	4,716,731
RELX PLC	307,502	5,479,836
Resources Connection, Inc.	7,794	150,035
Robert Half International, Inc.	40,873	1,993,785
RPX Corp. (I)	11,129	120,193
SEEK, Ltd.	93,892	1,005,597
SGS SA	1,543	3,135,010
The Advisory Board Company (I)	8,825	293,431
The Dun & Bradstreet Corp.	11,772	1,428,179
TriNet Group, Inc. (I)	9,048	231,810
TrueBlue, Inc. (I)	9,067	223,502
Verisk Analytics, Inc. (I)	49,974	4,056,390
WageWorks, Inc. (I)	7,717	559,483
Wolters Kluwer NV	85,115	3,078,537
		62,898,057
Road and rail - 1.0%
ArcBest Corp.	5,326	147,264
Aurizon Holdings, Ltd.	578,575	2,103,592
Avis Budget Group, Inc. (I)	42,146	1,545,915
Celadon Group, Inc.	6,081	43,479
Central Japan Railway Company	40,676	6,678,575
ComfortDelGro Corp., Ltd.	598,818	1,017,555

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Road and rail (continued)
Covenant Transportation Group, Inc.,
Class A (I)	2,632	$50,903
CSX Corp.	300,298	10,789,707
DSV A/S	53,592	2,380,034
East Japan Railway Company	93,340	8,047,653
Genesee & Wyoming, Inc., Class A (I)	27,477	1,907,179
Hankyu Hanshin Holdings, Inc.	68,100	2,180,617
Heartland Express, Inc.	9,618	195,822
J.B. Hunt Transport Services, Inc.	27,876	2,705,923
Kansas City Southern	34,289	2,909,422
Keikyu Corp.	131,559	1,523,871
Keio Corp.	162,077	1,331,331
Keisei Electric Railway Company, Ltd.	39,494	956,302
Kintetsu Group Holdings Company, Ltd.	510,745	1,946,288
Knight Transportation, Inc.	13,892	459,131
Landstar System, Inc.	20,035	1,708,986
Marten Transport, Ltd.	5,003	116,570
MTR Corp., Ltd.	414,815	2,011,119
Nagoya Railroad Company, Ltd.	257,000	1,240,845
Nippon Express Company, Ltd.	232,469	1,248,188
Norfolk Southern Corp.	93,591	10,114,379
Odakyu Electric Railway Company, Ltd.	82,879	1,637,685
Old Dominion Freight Line, Inc. (I)	33,207	2,848,829
Roadrunner Transportation Systems, Inc. (I)	7,324	76,096
Ryder System, Inc.	17,305	1,288,184
Saia, Inc. (I)	5,291	233,598
Swift Transportation Company (I)	15,756	383,816
Tobu Railway Company, Ltd.	270,365	1,340,302
Tokyu Corp.	299,417	2,197,171
Union Pacific Corp.	264,213	27,393,604
Universal Logistics Holdings, Inc.	2,194	35,872
Werner Enterprises, Inc.	30,753	828,793
West Japan Railway Company	46,425	2,843,806
YRC Worldwide, Inc. (I)	6,970	92,562
		106,560,968
Trading companies and distributors - 0.6%
AerCap Holdings NV (I)	45,081	1,875,820
Aircastle, Ltd.	9,981	208,104
Applied Industrial Technologies, Inc.	7,686	456,548
Ashtead Group PLC	141,463	2,750,093
Beacon Roofing Supply, Inc. (I)	12,661	583,292
BMC Stock Holdings, Inc. (I)	11,788	229,866
Brenntag AG	43,556	2,414,258
Bunzl PLC	94,768	2,460,302
CAI International, Inc. (I)	3,980	34,507
DXP Enterprises, Inc. (I)	3,417	118,707
Fastenal Company	92,400	4,340,952
GATX Corp. (L)	27,726	1,707,367
GMS, Inc. (I)	1,491	43,656
H&E Equipment Services, Inc.	6,855	159,379
ITOCHU Corp.	422,004	5,587,651
Kaman Corp.	5,514	269,800
Marubeni Corp.	465,659	2,633,801
MISUMI Group, Inc.	77,500	1,273,070
Mitsubishi Corp.	425,906	9,045,664
Mitsui & Company, Ltd.	481,203	6,593,593
MRC Global, Inc. (I)	19,974	404,673
MSC Industrial Direct Company, Inc.,
Class A	21,411	1,978,162
Neff Corp., Class A (I)	2,178	30,710
NOW, Inc. (I)	74,343	1,521,801
Rexel SA	84,512	1,388,522

The accompanying notes are an integral part of the financial statements.	158

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Trading companies and distributors (continued)
Rush Enterprises, Inc., Class A (I)	5,482	$174,876
Rush Enterprises, Inc., Class B (I)	2,163	66,772
SiteOne Landscape Supply, Inc. (I)	2,469	85,748
Sojitz Corp.	1,051	2,545
Sumitomo Corp.	335,038	3,933,148
Textainer Group Holdings, Ltd.	5,004	37,280
Titan Machinery, Inc. (I)	4,055	59,081
Toyota Tsusho Corp.	59,582	1,548,667
Travis Perkins PLC	69,796	1,247,687
Triton International, Ltd.	8,589	135,706
United Rentals, Inc. (I)	26,997	2,850,343
Univar, Inc. (I)	9,122	258,791
Veritiv Corp. (I)	1,764	94,815
W.W. Grainger, Inc.	17,567	4,079,936
Watsco, Inc.	12,371	1,832,393
Wolseley PLC	71,222	4,347,827
		68,865,913
Transportation infrastructure - 0.2%
Abertis Infraestructuras SA	181,553	2,536,568
Aena SA (S)	19,040	2,594,031
Aeroports de Paris	8,517	912,059
Atlantia SpA	116,474	2,725,065
Auckland International Airport, Ltd.	265,517	1,151,680
Fraport AG Frankfurt Airport
Services Worldwide	11,937	704,378
Groupe Eurotunnel SE	130,323	1,238,059
Hutchison Port Holdings Trust	1,499,036	650,460
Japan Airport Terminal Company, Ltd. (L)	13,400	484,196
Kamigumi Company, Ltd.	67,412	642,054
Mitsubishi Logistics Corp.	32,472	457,800
SATS, Ltd.	190,800	638,374
Sydney Airport	313,478	1,353,110
Transurban Group	575,907	4,286,071
		20,373,905
		1,288,134,454
Information technology - 15.0%
Communications equipment - 0.9%
ADTRAN, Inc.	10,390	232,217
Aerohive Networks, Inc. (I)	6,189	35,277
Applied Optoelectronics, Inc. (I)	3,509	82,251
ARRIS International PLC (I)	91,435	2,754,937
Bel Fuse, Inc., Class B	2,134	65,941
Black Box Corp.	3,405	51,926
Brocade Communications Systems, Inc.	192,927	2,409,658
CalAmp Corp. (I)	7,716	111,882
Calix, Inc. (I)	9,317	71,741
Ciena Corp. (I)	96,002	2,343,409
Cisco Systems, Inc.	1,609,033	48,624,977
Clearfield, Inc. (I)	2,636	54,565
Comtech Telecommunications Corp.	5,061	59,973
Digi International, Inc. (I)	5,860	80,575
EMCORE Corp.	6,028	52,444
Extreme Networks, Inc. (I)	23,079	116,087
F5 Networks, Inc. (I)	20,947	3,031,450
Finisar Corp. (I)	22,767	689,157
Harmonic, Inc. (I)	17,065	85,325
Harris Corp.	39,693	4,067,342
Infinera Corp. (I)	30,320	257,417
InterDigital, Inc.	23,784	2,172,668
Ixia (I)	13,693	220,457
Juniper Networks, Inc.	121,859	3,443,735

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Communications equipment (continued)
KVH Industries, Inc. (I)	3,840	$45,312
Lumentum Holdings, Inc. (I)	10,674	412,550
Motorola Solutions, Inc.	53,205	4,410,162
NETGEAR, Inc. (I)	6,883	374,091
NetScout Systems, Inc. (I)	62,976	1,983,744
Nokia OYJ	1,645,339	7,891,313
Oclaro, Inc. (I)	23,733	212,410
Plantronics, Inc.	23,049	1,262,163
ShoreTel, Inc. (I)	15,025	107,429
Silicom, Ltd.	1,277	52,472
Sonus Networks, Inc. (I)	10,683	67,303
Telefonaktiebolaget LM Ericsson, B Shares	865,349	5,071,785
Ubiquiti Networks, Inc. (I)	5,468	316,050
ViaSat, Inc. (I)	35,673	2,362,266
Viavi Solutions, Inc. (I)	50,046	409,376
		96,093,837
Electronic equipment, instruments and components - 1.0%
Agilysys, Inc. (I)	3,895	40,352
Alps Electric Company, Ltd. (L)	52,800	1,268,676
Amphenol Corp., Class A	98,936	6,648,499
Anixter International, Inc. (I)	6,173	500,322
Arrow Electronics, Inc. (I)	42,959	3,062,977
Avnet, Inc.	61,203	2,913,875
AVX Corp.	9,701	151,627
Badger Meter, Inc.	5,866	216,749
Belden, Inc.	29,120	2,177,302
Benchmark Electronics, Inc. (I)	10,279	313,510
Cognex Corp.	41,079	2,613,446
Coherent, Inc. (I)	5,104	701,213
Control4 Corp. (I)	4,450	45,390
Corning, Inc.	305,023	7,402,908
CTS Corp.	6,751	151,222
Daktronics, Inc.	8,230	88,061
Electro Scientific Industries, Inc. (I)	6,341	37,539
ePlus, Inc. (I)	1,329	153,101
Fabrinet (I)	7,309	294,553
FARO Technologies, Inc. (I)	3,580	128,880
FLIR Systems, Inc.	43,201	1,563,444
Hamamatsu Photonics KK	39,600	1,040,105
Hexagon AB, B Shares	72,911	2,596,793
Hirose Electric Company, Ltd.	8,900	1,100,625
Hitachi High-Technologies Corp.	19,784	795,721
Hitachi, Ltd.	1,362,972	7,349,336
II-VI, Inc. (I)	12,580	372,997
Ingenico Group SA	15,752	1,256,787
Insight Enterprises, Inc. (I)	7,810	315,836
InvenSense, Inc. (I)	17,694	226,306
IPG Photonics Corp. (I)	17,827	1,759,703
Itron, Inc. (I)	7,079	444,915
Jabil Circuit, Inc.	88,992	2,106,441
Keyence Corp.	12,847	8,790,554
Keysight Technologies, Inc. (I)	81,490	2,980,089
Kimball Electronics, Inc. (I)	6,012	109,418
Knowles Corp. (I)(L)	61,434	1,026,562
Kyocera Corp.	90,463	4,485,201
Littelfuse, Inc.	15,459	2,346,212
Maxwell Technologies, Inc. (I)	8,210	42,035
Mesa Laboratories, Inc.	641	78,683
Methode Electronics, Inc.	7,765	321,083
MTS Systems Corp. (L)	3,599	204,063
Murata Manufacturing Company, Ltd.	54,013	7,212,718

The accompanying notes are an integral part of the financial statements.	159

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and
components (continued)
National Instruments Corp.	50,693	$1,562,358
Nippon Electric Glass Company, Ltd.	122,121	658,898
Novanta, Inc. (I)	6,811	143,031
Omron Corp.	54,318	2,075,760
OSI Systems, Inc. (I)	3,751	285,526
Park Electrochemical Corp.	4,378	81,650
PC Connection, Inc.	2,412	67,753
Plexus Corp. (I)	7,046	380,766
Radisys Corp. (I)	9,039	40,043
Rogers Corp. (I)	3,806	292,339
Sanmina Corp. (I)	15,524	568,955
ScanSource, Inc. (I)	5,367	216,558
Shimadzu Corp.	66,492	1,056,357
SYNNEX Corp.	20,097	2,432,139
TDK Corp.	34,721	2,380,757
TE Connectivity, Ltd.	113,909	7,891,616
Tech Data Corp. (I)	24,277	2,055,776
Trimble, Inc. (I)	120,163	3,622,914
TTM Technologies, Inc. (I)	15,358	209,330
Universal Display Corp. (I)	8,822	496,679
VeriFone Systems, Inc. (I)	53,214	943,484
Vishay Intertechnology, Inc.	92,837	1,503,959
Vishay Precision Group, Inc. (I)	2,802	52,958
Yaskawa Electric Corp.	70,610	1,094,804
Yokogawa Electric Corp.	65,492	945,531
Zebra Technologies Corp., Class A (I)	25,314	2,170,929
		110,666,699
Internet software and services - 2.5%
2U, Inc. (I)	7,713	232,547
Actua Corp. (I)	7,764	108,696
Akamai Technologies, Inc. (I)	55,553	3,704,274
Alarm.com Holdings, Inc. (I)	2,162	60,168
Alphabet, Inc., Class A (I)	94,909	75,210,637
Alphabet, Inc., Class C (I)	95,132	73,424,780
Amber Road, Inc. (I)	3,899	35,403
Angie’s List, Inc. (I)	8,870	73,000
Appfolio, Inc., Class A (I)	1,771	42,238
Apptio, Inc., Class A (I)	1,803	33,410
Auto Trader Group PLC (S)	279,813	1,406,765
Bankrate, Inc. (I)	10,163	112,301
Bazaarvoice, Inc. (I)	18,325	88,876
Benefitfocus, Inc. (I)	2,861	84,972
Blucora, Inc. (I)	8,364	123,369
Box, Inc., Class A (I)	10,435	144,629
Brightcove, Inc. (I)	6,705	53,975
Carbonite, Inc. (I)	3,746	61,434
ChannelAdvisor Corp. (I)	4,945	70,961
Cimpress NV (I)(L)	5,292	484,800
comScore, Inc. (I)	31,840	1,005,507
Cornerstone OnDemand, Inc. (I)	10,743	454,536
Coupa Software, Inc. (I)	1,881	47,044
DeNA Company, Ltd.	29,800	651,281
DHI Group, Inc. (I)	11,244	70,275
EarthLink Holdings Corp.	22,725	128,169
eBay, Inc. (I)	333,231	9,893,628
Endurance International Group Holdings,
Inc. (I)(L)	12,942	120,361
Envestnet, Inc. (I)	8,864	312,456
Facebook, Inc., Class A (I)	750,356	86,328,458
Five9, Inc. (I)	6,926	98,280
Gogo, Inc. (I)(L)	12,104	111,599

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
GrubHub, Inc. (I)	17,154	$645,333
GTT Communications, Inc. (I)	5,681	163,329
Hortonworks, Inc. (I)	9,484	78,812
Instructure, Inc. (I)	2,332	45,591
Intralinks Holdings, Inc. (I)	8,923	120,639
j2 Global, Inc.	33,018	2,700,872
Kakaku.com, Inc.	40,900	675,795
Limelight Networks, Inc. (I)	18,315	46,154
Liquidity Services, Inc. (I)	5,617	54,766
LivePerson, Inc. (I)	11,912	89,936
LogMeIn, Inc.	5,347	516,253
MeetMe, Inc. (I)	8,499	41,900
MINDBODY, Inc., Class A (I)	3,050	64,965
Mixi, Inc.	12,400	451,831
New Relic, Inc. (I)(L)	4,733	133,707
NIC, Inc.	13,499	322,626
Numerex Corp., Class A (I)	3,891	28,793
Q2 Holdings, Inc. (I)	5,458	157,463
QuinStreet, Inc. (I)	9,539	35,867
Quotient Technology, Inc. (I)	13,562	145,792
Reis, Inc.	2,241	49,862
RetailMeNot, Inc. (I)	8,596	79,943
Shutterstock, Inc. (I)	4,043	192,123
SPS Commerce, Inc. (I)	3,534	246,991
Stamps.com, Inc. (I)	3,428	393,020
TechTarget, Inc. (I)	4,189	35,732
The Trade Desk, Inc., Class A (I)	1,316	36,414
TrueCar, Inc. (I)(L)	11,674	145,925
United Internet AG	34,419	1,343,114
VeriSign, Inc. (I)(L)	29,145	2,217,060
Web.com Group, Inc. (I)	9,157	193,671
WebMD Health Corp. (I)	26,593	1,318,215
Xactly Corp. (I)	5,119	56,309
XO Group, Inc. (I)	5,516	107,286
Yahoo Japan Corp. (L)	399,654	1,530,659
Yahoo!, Inc. (I)	281,331	10,879,070
		280,124,647
IT services - 2.6%
Accenture PLC, Class A	198,844	23,290,598
Acxiom Corp. (I)	53,663	1,438,168
Alliance Data Systems Corp.	18,511	4,229,764
Amadeus IT Group SA	123,724	5,611,393
Atos SE	24,972	2,631,988
Automatic Data Processing, Inc.	144,636	14,865,688
Blackhawk Network Holdings, Inc. (I)	11,707	441,061
Broadridge Financial Solutions, Inc.	57,102	3,785,863
CACI International, Inc., Class A (I)	5,152	640,394
Capgemini SA	46,128	3,886,243
Cardtronics PLC, Class A (I)	9,498	518,306
Cass Information Systems, Inc.	2,357	173,404
Cognizant Technology Solutions Corp.,
Class A (I)	194,460	10,895,594
Computer Sciences Corp.	67,525	4,012,336
Computershare, Ltd.	129,987	1,166,252
Convergys Corp.	64,586	1,586,232
CoreLogic, Inc. (I)	41,416	1,525,351
CSG Systems International, Inc.	6,816	329,894
CSRA, Inc.	47,208	1,503,103
Datalink Corp. (I)	4,611	51,920
DST Systems, Inc.	15,338	1,643,467
EPAM Systems, Inc. (I)	10,206	656,348
EVERTEC, Inc.	13,577	240,992

The accompanying notes are an integral part of the financial statements.	160

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
IT services (continued)
ExlService Holdings, Inc. (I)	6,975	$351,819
Fidelity National Information Services, Inc.	105,255	7,961,488
Fiserv, Inc. (I)	69,601	7,397,194
Forrester Research, Inc.	2,135	91,698
Fujitsu, Ltd.	525,232	2,908,497
Gartner, Inc. (I)	39,614	4,003,787
Global Payments, Inc.	48,959	3,398,244
IBM Corp.	277,366	46,039,982
Information Services Group, Inc. (I)	8,191	29,815
Jack Henry & Associates, Inc.	37,452	3,324,989
Leidos Holdings, Inc.	68,499	3,503,039
Lionbridge Technologies, Inc. (I)	13,071	75,812
ManTech International Corp., Class A	5,185	219,066
Mastercard, Inc., Class A	305,138	31,505,499
MAXIMUS, Inc.	44,687	2,493,088
MoneyGram International, Inc. (I)	6,671	78,785
NeuStar, Inc., Class A (I)	37,723	1,259,948
Nomura Research Institute, Ltd.	37,180	1,129,960
NTT Data Corp.	35,562	1,718,057
Obic Company, Ltd.	18,500	806,895
Otsuka Corp.	15,000	699,664
Paychex, Inc.	103,060	6,274,293
PayPal Holdings, Inc. (I)	359,712	14,197,833
Perficient, Inc. (I)	7,677	134,271
PFSweb, Inc. (I)	3,727	31,680
Planet Payment, Inc. (I)	9,850	40,188
Science Applications International Corp.	30,420	2,579,616
ServiceSource International, Inc. (I)	13,682	77,714
Sykes Enterprises, Inc. (I)	8,347	240,894
Syntel, Inc.	6,992	138,372
TeleTech Holdings, Inc.	3,594	109,617
Teradata Corp. (I)	42,268	1,148,422
The Hackett Group, Inc.	4,839	85,457
The Western Union Company	155,276	3,372,595
Total System Services, Inc.	52,398	2,569,074
Travelport Worldwide, Ltd.	24,289	342,475
Unisys Corp. (I)(L)	10,759	160,847
Virtusa Corp. (I)	6,174	155,091
Visa, Inc., A Shares	598,700	46,710,574
WEX, Inc. (I)	18,444	2,058,350
Worldpay Group PLC (S)	506,599	1,681,954
Xerox Corp.	275,860	2,408,258
		288,639,260
Semiconductors and semiconductor equipment - 2.5%
Acacia Communications, Inc. (I)(L)	1,099	67,863
Advanced Energy Industries, Inc. (I)	8,300	454,425
Advanced Micro Devices, Inc. (I)	524,175	5,944,145
Alpha & Omega Semiconductor, Ltd. (I)	3,834	81,549
Ambarella, Inc. (I)(L)	6,767	366,298
Amkor Technology, Inc. (I)	21,305	224,768
Analog Devices, Inc.	98,866	7,179,649
Applied Materials, Inc.	346,689	11,187,654
Applied Micro Circuits Corp. (I)	16,418	135,449
ASM Pacific Technology, Ltd.	69,668	736,767
ASML Holding NV	103,850	11,638,510
Axcelis Technologies, Inc. (I)	6,262	91,112
Broadcom, Ltd.	127,409	22,522,070
Brooks Automation, Inc.	14,381	245,484
Cabot Microelectronics Corp.	4,989	315,155
Cavium, Inc. (I)	13,705	855,740
CEVA, Inc. (I)	4,260	142,923
Cirrus Logic, Inc. (I)	43,735	2,472,777
Cohu, Inc.	6,030	83,817

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Cree, Inc. (I)	47,811	$1,261,732
Cypress Semiconductor Corp.	154,017	1,761,954
Diodes, Inc. (I)	8,127	208,620
DSP Group, Inc. (I)	5,041	65,785
Entegris, Inc. (I)	30,038	537,680
Exar Corp. (I)	8,744	94,260
First Solar, Inc. (I)(L)	24,889	798,688
FormFactor, Inc. (I)	14,736	165,043
GigPeak, Inc. (I)	13,108	33,032
Impinj, Inc. (I)(L)	1,345	47,532
Infineon Technologies AG	319,346	5,523,878
Inphi Corp. (I)	8,503	379,404
Integrated Device Technology, Inc. (I)	92,923	2,189,266
Intel Corp.	1,519,143	55,099,317
Intersil Corp., Class A	93,984	2,095,843
IXYS Corp.	5,705	67,890
KLA-Tencor Corp.	49,794	3,917,792
Kopin Corp. (I)	15,729	44,670
Lam Research Corp.	51,983	5,496,163
Lattice Semiconductor Corp. (I)	25,696	189,123
Linear Technology Corp.	76,760	4,785,986
MACOM Technology Solutions
Holdings, Inc. (I)(L)	4,945	228,855
MaxLinear, Inc., Class A (I)	11,763	256,433
Microchip Technology, Inc.	68,871	4,418,075
Micron Technology, Inc. (I)	333,711	7,314,945
Microsemi Corp. (I)	79,091	4,268,541
MKS Instruments, Inc.	11,209	665,815
Monolithic Power Systems, Inc.	26,131	2,140,913
Nanometrics, Inc. (I)	5,105	127,931
NeoPhotonics Corp. (I)	6,473	69,973
NVE Corp.	1,112	79,430
NVIDIA Corp.	172,838	18,448,728
NXP Semiconductors NV (I)	82,900	8,125,029
PDF Solutions, Inc. (I)	5,712	128,806
Photronics, Inc. (I)	14,029	158,528
Power Integrations, Inc.	5,790	392,852
Qorvo, Inc. (I)	41,480	2,187,240
QUALCOMM, Inc.	473,461	30,869,657
Rambus, Inc. (I)	23,183	319,230
Rohm Company, Ltd.	24,942	1,430,996
Rudolph Technologies, Inc. (I)	6,335	147,922
Semtech Corp. (I)	13,739	433,465
Sigma Designs, Inc. (I)	8,804	52,824
Silicon Laboratories, Inc. (I)	28,762	1,869,530
Skyworks Solutions, Inc.	59,631	4,452,050
STMicroelectronics NV	179,469	2,034,182
Synaptics, Inc. (I)	24,227	1,298,083
Teradyne, Inc.	96,493	2,450,922
Tessera Holding Corp.	10,390	459,238
Texas Instruments, Inc.	320,531	23,389,147
Tokyo Electron, Ltd.	44,260	4,162,624
Ultra Clean Holdings, Inc. (I)	6,907	66,998
Ultratech, Inc. (I)	4,546	109,013
Veeco Instruments, Inc. (I)	8,393	244,656
Versum Materials, Inc. (I)	52,113	1,462,812
Xcerra Corp. (I)	11,937	91,199
Xilinx, Inc.	81,034	4,892,023
		278,758,478
Software - 3.2%
8x8, Inc. (I)	18,698	267,381
A10 Networks, Inc. (I)	9,800	81,438
ACI Worldwide, Inc. (I)	80,944	1,469,134

The accompanying notes are an integral part of the financial statements.	161

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
Activision Blizzard, Inc.	219,182	$7,914,662
Adobe Systems, Inc. (I)	159,400	16,410,230
American Software, Inc., Class A	6,177	63,808
ANSYS, Inc. (I)	41,494	3,837,780
Aspen Technology, Inc. (I)	16,495	901,947
Autodesk, Inc. (I)	62,528	4,627,697
Barracuda Networks, Inc. (I)	4,711	100,957
Blackbaud, Inc.	10,036	642,304
Blackline, Inc. (I)	2,140	59,128
Bottomline Technologies (de), Inc. (I)	8,657	216,598
BroadSoft, Inc. (I)	6,244	257,565
CA, Inc.	99,987	3,176,587
Cadence Design Systems, Inc. (I)	137,489	3,467,473
Callidus Software, Inc. (I)	13,065	219,492
CDK Global, Inc.	71,691	4,279,236
Check Point Software Technologies, Ltd. (I)	36,226	3,059,648
Citrix Systems, Inc. (I)	49,821	4,449,514
CommVault Systems, Inc. (I)	28,411	1,460,325
Dassault Systemes SA	36,265	2,760,347
Digimarc Corp. (I)	2,186	65,580
Ebix, Inc.	5,326	303,848
Electronic Arts, Inc. (I)	96,764	7,621,133
Ellie Mae, Inc. (I)	6,904	577,727
EnerNOC, Inc. (I)	6,075	36,450
Everbridge, Inc. (I)	2,048	37,786
Exa Corp. (I)	3,210	49,306
Fair Isaac Corp.	21,346	2,544,870
Fortinet, Inc. (I)	70,532	2,124,424
Gemalto NV (L)	23,015	1,329,148
Gigamon, Inc. (I)	6,881	313,430
Globant SA (I)(L)	5,420	180,757
Glu Mobile, Inc. (I)	24,892	48,290
Guidance Software, Inc. (I)	5,201	36,823
HubSpot, Inc. (I)	6,155	289,285
Imperva, Inc. (I)	6,159	236,506
Intuit, Inc.	78,172	8,959,293
Jive Software, Inc. (I)	14,021	60,991
Konami Holdings Corp.	26,709	1,077,929
LINE Corp. (I)(L)	12,200	416,492
Manhattan Associates, Inc. (I)	34,137	1,810,285
Mentor Graphics Corp.	75,123	2,771,287
Microsoft Corp.	2,492,402	154,877,860
MicroStrategy, Inc., Class A (I)	2,008	396,379
Mitek Systems, Inc. (I)	6,452	39,680
MobileIron, Inc. (I)	10,411	39,041
Mobileye NV (I)	49,400	1,883,128
Model N, Inc. (I)	5,504	48,710
Monotype Imaging Holdings, Inc.	8,718	173,052
Nexon Company, Ltd.	49,953	721,880
Nice, Ltd.	16,688	1,145,005
Nintendo Company, Ltd.	31,939	6,639,332
Oracle Corp.	960,667	36,937,646
Oracle Corp. Japan	11,006	553,648
Park City Group, Inc. (I)	2,960	37,592
Paycom Software, Inc. (I)	9,335	424,649
Paylocity Holding Corp. (I)(L)	4,655	139,697
Pegasystems, Inc.	7,671	276,156
Progress Software Corp.	10,680	341,012
Proofpoint, Inc. (I)	8,662	611,970
PROS Holdings, Inc. (I)	5,413	116,488
PTC, Inc. (I)	55,436	2,565,024
QAD, Inc., Class A	2,135	64,904
Qualys, Inc. (I)	5,831	184,551

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
Rapid7, Inc. (I)	4,422	$53,816
RealPage, Inc. (I)	11,463	343,890
Red Hat, Inc. (I)	57,563	4,012,141
RingCentral, Inc., Class A (I)	12,517	257,850
Rosetta Stone, Inc. (I)	4,452	39,667
salesforce.com, Inc. (I)	204,611	14,007,669
SAP SE	277,054	23,966,570
Sapiens International Corp. NV	5,146	73,794
Silver Spring Networks, Inc. (I)	8,119	108,064
Symantec Corp.	199,694	4,770,690
Synchronoss Technologies, Inc. (I)	8,805	337,232
Synopsys, Inc. (I)	72,572	4,271,588
Take-Two Interactive Software, Inc. (I)	17,544	864,744
Tangoe, Inc. (I)	6,254	49,282
Telenav, Inc. (I)	8,033	56,633
The Rubicon Project, Inc. (I)	8,301	61,593
The Sage Group PLC	304,646	2,455,758
The Ultimate Software Group, Inc. (I)	13,906	2,535,759
TiVo Corp. (I)	24,735	516,962
Trend Micro, Inc. (L)	31,264	1,109,676
Tyler Technologies, Inc. (I)	15,983	2,281,893
Varonis Systems, Inc. (I)	2,225	59,630
VASCO Data Security International, Inc. (I)	6,710	91,592
Verint Systems, Inc. (I)	13,211	465,688
Workiva, Inc. (I)(L)	4,906	66,967
Zendesk, Inc. (I)	17,315	367,078
Zix Corp. (I)	13,024	64,339
		362,122,860
Technology hardware, storage and peripherals - 2.3%
3D Systems Corp. (I)(L)	74,032	983,885
Apple, Inc.	1,709,257	197,966,146
Avid Technology, Inc. (I)	8,072	35,517
Brother Industries, Ltd.	65,836	1,183,561
Canon, Inc. (L)	300,877	8,473,352
Cray, Inc. (I)	8,716	180,421
Diebold, Inc.	50,640	1,273,596
Eastman Kodak Company (I)	3,855	59,753
Electronics For Imaging, Inc. (I)	9,979	437,679
FUJIFILM Holdings Corp.	123,338	4,670,289
Hewlett Packard Enterprise Company	534,195	12,361,272
HP, Inc.	548,325	8,137,143
Immersion Corp. (I)	6,520	69,308
Konica Minolta, Inc.	126,286	1,251,582
NCR Corp. (I)	59,510	2,413,726
NEC Corp.	747,846	1,977,996
NetApp, Inc.	88,235	3,112,048
Nimble Storage, Inc. (I)	13,976	110,690
Pure Storage, Inc., Class A (I)	14,540	164,447
Ricoh Company, Ltd.	188,377	1,591,367
Seagate Technology PLC (L)	94,399	3,603,210
Seiko Epson Corp.	78,647	1,660,440
Stratasys, Ltd. (I)(L)	10,495	173,587
Super Micro Computer, Inc. (I)	8,214	230,403
USA Technologies, Inc. (I)	8,628	37,100
Western Digital Corp.	91,260	6,201,117
		258,359,635
		1,674,765,416
Materials - 4.7%
Chemicals - 2.6%
A. Schulman, Inc.	6,161	206,085
Air Liquide SA	109,662	12,194,275

The accompanying notes are an integral part of the financial statements.	162

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Air Products & Chemicals, Inc.	69,707	$10,025,261
Air Water, Inc.	42,807	771,113
Akzo Nobel NV	69,892	4,367,326
Albemarle Corp.	35,777	3,079,684
American Vanguard Corp.	6,086	116,547
Arkema SA	19,130	1,869,970
Asahi Kasei Corp.	355,757	3,095,536
Ashland Global Holdings, Inc.	29,815	3,258,481
Balchem Corp.	6,726	564,446
BASF SE	258,991	24,002,354
Cabot Corp.	29,891	1,510,691
Calgon Carbon Corp.	10,785	183,345
CF Industries Holdings, Inc.	75,564	2,378,755
Chase Corp.	1,482	123,821
Chemtura Corp. (I)	13,488	447,802
Chr. Hansen Holding A/S	27,781	1,536,437
Codexis, Inc. (I)	7,638	35,135
Covestro AG (S)	19,801	1,355,332
Croda International PLC	36,843	1,449,019
Daicel Corp.	77,585	852,973
E.I. du Pont de Nemours & Company	278,654	20,453,204
Eastman Chemical Company	47,053	3,538,856
Ecolab, Inc.	84,127	9,861,367
EMS-Chemie Holding AG	2,282	1,158,869
Evonik Industries AG	45,586	1,358,865
Ferro Corp. (I)	17,694	253,555
Flotek Industries, Inc. (I)(L)	11,686	109,732
FMC Corp.	43,402	2,454,817
Frutarom Industries, Ltd.	10,814	551,970
FutureFuel Corp.	5,618	78,090
GCP Applied Technologies, Inc. (I)	15,077	403,310
Givaudan SA	2,606	4,769,427
Hawkins, Inc.	2,099	113,241
HB Fuller Company	10,629	513,487
Hitachi Chemical Company, Ltd.	29,970	747,640
Incitec Pivot, Ltd.	470,351	1,217,073
Ingevity Corp. (I)	9,059	496,977
Innophos Holdings, Inc.	4,058	212,071
Innospec, Inc.	5,031	344,624
International Flavors & Fragrances, Inc.	25,298	2,980,863
Israel Chemicals, Ltd.	146,297	597,269
Johnson Matthey PLC	54,680	2,139,477
JSR Corp. (L)	55,190	868,710
K+S AG (L)	53,263	1,268,781
Kaneka Corp.	80,234	652,617
Kansai Paint Company, Ltd.	60,754	1,117,488
KMG Chemicals, Inc.	1,951	75,874
Koninklijke DSM NV	51,224	3,069,713
Koppers Holdings, Inc. (I)	4,315	173,895
Kraton Corp. (I)	6,277	178,769
Kronos Worldwide, Inc.	4,883	58,303
Kuraray Company, Ltd.	99,506	1,492,148
LANXESS AG	25,712	1,683,705
Linde AG	52,375	8,591,468
LSB Industries, Inc. (I)(L)	4,596	38,698
LyondellBasell Industries NV, Class A	107,133	9,189,869
Minerals Technologies, Inc.	24,120	1,863,270
Mitsubishi Chemical Holdings Corp.	382,459	2,472,849
Mitsubishi Gas Chemical Company, Inc.	51,970	885,539
Mitsui Chemicals, Inc.	256,590	1,149,661
Monsanto Company	140,403	14,771,800
NewMarket Corp.	4,432	1,878,459
Nippon Paint Holdings Company, Ltd.	45,600	1,237,800

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Nissan Chemical Industries, Ltd.	34,800	$1,160,014
Nitto Denko Corp.	46,587	3,566,751
Novozymes A/S, B Shares	65,065	2,239,012
Olin Corp.	114,372	2,929,067
OMNOVA Solutions, Inc. (I)	9,524	95,240
Orica, Ltd.	104,626	1,329,705
PolyOne Corp.	57,993	1,858,096
PPG Industries, Inc.	84,620	8,018,591
Praxair, Inc.	91,480	10,720,541
Quaker Chemical Corp.	2,721	348,125
Rayonier Advanced Materials, Inc.	9,307	143,886
RPM International, Inc.	63,958	3,442,859
Sensient Technologies Corp.	30,738	2,415,392
Shin-Etsu Chemical Company, Ltd.	109,646	8,485,387
Sika AG	607	2,912,298
Solvay SA	20,930	2,446,855
Stepan Company	4,145	337,735
Sumitomo Chemical Company, Ltd.	443,844	2,103,965
Symrise AG	34,813	2,115,158
Syngenta AG	26,106	10,314,548
Taiyo Nippon Sanso Corp.	35,257	407,292
Teijin, Ltd.	51,948	1,049,645
The Chemours Company	38,888	859,036
The Dow Chemical Company	359,483	20,569,617
The Mosaic Company	111,442	3,268,594
The Scotts Miracle-Gro Company,
Class A	21,322	2,037,317
The Sherwin-Williams Company	26,027	6,994,496
The Valspar Corp.	35,008	3,627,179
Toray Industries, Inc.	414,672	3,348,694
Trecora Resources (I)	4,522	62,630
Tredegar Corp.	5,533	132,792
Trinseo SA	5,673	336,409
Tronox, Ltd., Class A	13,765	141,917
Umicore SA	26,754	1,522,073
Yara International ASA	50,136	1,972,303
		293,811,807
Construction materials - 0.4%
Boral, Ltd.	304,465	1,185,306
CRH PLC (I)	226,381	7,808,454
CRH PLC (London Stock Exchange)	7,591	263,250
Eagle Materials, Inc.	23,123	2,278,309
Fletcher Building, Ltd.	194,213	1,427,029
Forterra, Inc. (I)	3,932	85,167
Headwaters, Inc. (I)	15,452	363,431
HeidelbergCement AG	41,970	3,906,566
Imerys SA	10,272	778,228
James Hardie Industries PLC	125,695	1,984,150
LafargeHolcim, Ltd. (I)	128,335	6,736,570
Martin Marietta Materials, Inc.	20,296	4,496,173
Summit Materials, Inc., Class A (I)	16,413	390,458
Taiheiyo Cement Corp.	335,701	1,058,346
U.S. Concrete, Inc. (I)	3,027	198,269
Vulcan Materials Company	42,403	5,306,735
		38,266,441
Containers and packaging - 0.4%
AEP Industries, Inc.	852	98,917
Amcor, Ltd.	326,585	3,514,975
AptarGroup, Inc.	30,062	2,208,054
Avery Dennison Corp.	28,830	2,024,443
Ball Corp.	55,696	4,181,099
Bemis Company, Inc.	44,938	2,148,935

The accompanying notes are an integral part of the financial statements.	163

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Containers and packaging (continued)
Greif, Inc., Class A	17,843	$915,524
Greif, Inc., Class B	1,176	79,439
International Paper Company	131,817	6,994,210
Multi Packaging Solutions International,
Ltd. (I)	4,672	66,623
Myers Industries, Inc.	5,187	74,174
Owens-Illinois, Inc. (I)	77,779	1,354,132
Packaging Corp. of America	44,781	3,798,324
Sealed Air Corp.	61,971	2,809,765
Silgan Holdings, Inc.	17,944	918,374
Sonoco Products Company	47,881	2,523,329
Toyo Seikan Group Holdings, Ltd.	45,229	841,066
UFP Technologies, Inc. (I)	1,686	42,909
WestRock Company	80,356	4,079,674
		38,673,966
Metals and mining - 1.2%
AK Steel Holding Corp. (I)(L)	66,277	676,688
Allegheny Technologies, Inc. (L)	75,413	1,201,329
Alumina, Ltd.	702,457	918,529
Ampco-Pittsburgh Corp.	1,968	32,964
Anglo American PLC (I)	395,393	5,586,442
Antofagasta PLC	109,474	906,406
ArcelorMittal (I)	518,640	3,810,715
BHP Billiton PLC	595,589	9,483,572
BHP Billiton, Ltd.	905,553	16,222,827
Boliden AB	77,227	2,005,970
Carpenter Technology Corp.	32,258	1,166,772
Century Aluminum Company (I)	10,580	90,565
Cliffs Natural Resources, Inc. (I)(L)	46,926	394,648
Coeur Mining, Inc. (I)	38,208	347,311
Commercial Metals Company	79,784	1,737,696
Compass Minerals International, Inc. (L)	16,202	1,269,427
Ferroglobe PLC	14,124	152,963
Fortescue Metals Group, Ltd.	439,117	1,835,070
Freeport-McMoRan, Inc. (I)	401,568	5,296,682
Fresnillo PLC	61,318	910,841
Glencore PLC (I)	3,449,864	11,656,686
Gold Resource Corp.	11,234	48,868
Haynes International, Inc.	2,782	119,598
Hecla Mining Company	80,558	422,124
Hitachi Metals, Ltd.	61,564	828,861
JFE Holdings, Inc.	147,233	2,226,520
Kaiser Aluminum Corp.	3,771	292,969
Kobe Steel, Ltd. (I)	85,584	813,748
Lonmin PLC (I)	312	540
Maruichi Steel Tube, Ltd.	16,261	528,420
Materion Corp.	4,287	169,765
Mitsubishi Materials Corp.	30,969	947,255
Newcrest Mining, Ltd.	216,674	3,106,899
Newmont Mining Corp.	170,154	5,797,147
Nippon Steel & Sumitomo Metal Corp.	227,800	5,045,508
Norsk Hydro ASA	378,920	1,808,482
Nucor Corp.	102,174	6,081,396
Olympic Steel, Inc.	2,082	50,447
Randgold Resources, Ltd.	26,428	2,030,395
Real Industry, Inc. (I)	6,530	39,833
Reliance Steel & Aluminum Company	34,797	2,767,753
Rio Tinto PLC	348,881	13,319,572
Rio Tinto, Ltd.	119,655	5,126,150
Royal Gold, Inc.	31,321	1,984,185
Ryerson Holding Corp. (I)	2,693	35,952
Schnitzer Steel Industries, Inc., Class A	5,588	143,612

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
South32, Ltd.	1,501,420	$2,955,623
Steel Dynamics, Inc.	116,919	4,159,978
Stillwater Mining Company (I)	26,007	418,973
Sumitomo Metal Mining Company, Ltd.	139,615	1,781,164
SunCoke Energy, Inc. (I)	13,648	154,768
thyssenkrupp AG	103,733	2,464,205
TimkenSteel Corp. (I)	8,513	131,781
United States Steel Corp.	82,700	2,729,927
voestalpine AG	31,727	1,240,627
Worthington Industries, Inc.	30,528	1,448,248
		136,925,396
Paper and forest products - 0.1%
Boise Cascade Company (I)	8,476	190,710
Clearwater Paper Corp. (I)	3,619	237,225
Deltic Timber Corp.	2,318	178,648
Domtar Corp.	30,012	1,171,368
KapStone Paper and Packaging Corp.	18,452	406,867
Louisiana-Pacific Corp. (I)	98,643	1,867,312
Mondi PLC	103,678	2,117,337
Neenah Paper, Inc.	3,471	295,729
Oji Holdings Corp.	225,338	916,360
PH Glatfelter Company	9,351	223,395
Schweitzer-Mauduit International, Inc.	6,485	295,262
Stora Enso OYJ, R Shares	154,638	1,654,162
UPM-Kymmene OYJ	150,570	3,682,272
		13,236,647
		520,914,257
Real estate - 3.8%
Equity real estate investment trusts - 3.1%
Acadia Realty Trust	16,869	551,279
Agree Realty Corp.	5,179	238,493
Alexander’s, Inc.	451	192,518
Alexandria Real Estate Equities, Inc.	38,082	4,232,053
American Assets Trust, Inc.	8,337	359,158
American Campus Communities, Inc.	63,346	3,152,730
American Tower Corp.	136,460	14,421,093
Apartment Investment & Management
Company, Class A	50,804	2,309,042
Armada Hoffler Properties, Inc.	7,231	105,356
Ascendas Real Estate Investment Trust	675,778	1,056,540
Ashford Hospitality Prime, Inc.	5,533	75,525
Ashford Hospitality Trust, Inc.	16,900	131,144
AvalonBay Communities, Inc.	44,020	7,798,143
BGP Holdings PLC (I)	1,525,695	83,513
Bluerock Residential Growth REIT, Inc.	4,822	66,158
Boston Properties, Inc.	49,298	6,200,702
Camden Property Trust	41,950	3,526,737
CapitaLand Commercial Trust	592,994	604,125
CapitaLand Mall Trust	686,003	889,782
Care Capital Properties, Inc.	40,262	1,006,550
CareTrust REIT, Inc.	13,626	208,750
CatchMark Timber Trust, Inc., Class A	9,553	107,567
CBL & Associates Properties, Inc.	35,912	412,988
Cedar Realty Trust, Inc.	18,577	121,308
Chatham Lodging Trust	8,151	167,503
Chesapeake Lodging Trust	12,804	331,111
City Office REIT, Inc.	5,106	67,246
Colony Starwood Homes (L)	13,750	396,138
Communications Sales & Leasing, Inc.	67,235	1,708,441
Community Healthcare Trust, Inc.	2,986	68,768
CoreCivic, Inc.	56,370	1,378,810

The accompanying notes are an integral part of the financial statements.	164

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
CorEnergy Infrastructure Trust, Inc. (L)	2,682	$93,548
CoreSite Realty Corp.	7,033	558,209
Corporate Office Properties Trust	45,441	1,418,668
Cousins Properties, Inc.	236,127	2,009,441
Crown Castle International Corp.	115,608	10,031,306
Daiwa House REIT Investment Corp.	392	993,781
DCT Industrial Trust, Inc.	43,650	2,089,962
Dexus Property Group	272,808	1,892,522
DiamondRock Hospitality Company	42,624	491,455
Digital Realty Trust, Inc.	51,055	5,016,664
Douglas Emmett, Inc.	69,029	2,523,700
Duke Realty Corp.	170,087	4,517,511
DuPont Fabros Technology, Inc.	15,679	688,778
Easterly Government Properties, Inc.	6,943	138,999
EastGroup Properties, Inc.	6,639	490,224
Education Realty Trust, Inc.	50,437	2,133,485
EPR Properties	30,512	2,189,846
Equinix, Inc.	22,887	8,180,043
Equity One, Inc.	44,544	1,367,055
Equity Residential	117,213	7,543,829
Essex Property Trust, Inc.	20,956	4,872,270
Extra Space Storage, Inc.	39,957	3,086,279
Farmland Partners, Inc.	3,951	44,093
Federal Realty Investment Trust	23,005	3,269,241
FelCor Lodging Trust, Inc.	29,296	234,661
First Industrial Realty Trust, Inc.	80,422	2,255,837
First Potomac Realty Trust	13,014	142,764
Fonciere Des Regions	9,710	846,620
Four Corners Property Trust, Inc.	12,273	251,842
Franklin Street Properties Corp.	21,978	284,835
Gecina SA	11,540	1,593,881
General Growth Properties, Inc.	186,983	4,670,835
Getty Realty Corp.	5,451	138,946
Gladstone Commercial Corp.	5,525	111,053
Global Medical REIT, Inc. (L)	3,475	30,997
Global Net Lease, Inc.	37,137	290,783
Goodman Group	503,535	2,585,967
Government Properties Income Trust	14,995	285,880
Gramercy Property Trust	89,552	822,087
Hammerson PLC	222,310	1,566,741
HCP, Inc.	149,497	4,443,051
Healthcare Realty Trust, Inc.	79,504	2,410,561
Hersha Hospitality Trust	8,915	191,673
Highwoods Properties, Inc.	48,056	2,451,337
Hospitality Properties Trust	78,772	2,500,223
Host Hotels & Resorts, Inc.	237,149	4,467,887
Hudson Pacific Properties, Inc.	22,600	786,028
ICADE	10,625	757,269
Independence Realty Trust, Inc.	12,814	114,301
InfraREIT, Inc.	4,498	80,559
Intu Properties PLC	269,979	935,130
Investors Real Estate Trust (L)	26,950	192,154
Iron Mountain, Inc.	77,463	2,515,998
iStar, Inc. (I)	14,765	182,643
Japan Prime Realty Investment Corp.	230	907,422
Japan Real Estate Investment Corp.	369	2,015,219
Japan Retail Fund Investment Corp.	717	1,453,513
Keppel REIT	21,160	14,889
Kilroy Realty Corp.	44,217	3,237,569
Kimco Realty Corp.	136,267	3,428,478
Kite Realty Group Trust	17,650	414,422
Klepierre	62,039	2,434,320
Lamar Advertising Company, Class A	39,663	2,666,940

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Land Securities Group PLC	223,065	$2,930,431
LaSalle Hotel Properties	76,783	2,339,578
Lexington Realty Trust	48,737	526,360
Liberty Property Trust	70,488	2,784,276
Life Storage, Inc.	22,250	1,897,035
Link REIT	631,606	4,094,748
LTC Properties, Inc.	7,930	372,551
Mack-Cali Realty Corp.	61,984	1,798,776
MedEquities Realty Trust, Inc.	4,975	55,223
Medical Properties Trust, Inc.	215,752	2,653,750
Mid-America Apartment Communities, Inc.	36,431	3,567,324
Mirvac Group	1,040,261	1,597,521
Monmouth Real Estate Investment Corp.	14,026	213,756
Monogram Residential Trust, Inc.	35,621	385,419
National Health Investors, Inc.	7,802	578,674
National Retail Properties, Inc.	70,551	3,118,354
National Storage Affiliates Trust	7,272	160,493
New Senior Investment Group, Inc.	16,391	160,468
New York REIT, Inc.	35,721	361,497
Nexpoint Residential Trust, Inc.	3,898	87,081
Nippon Building Fund, Inc.	398	2,206,380
Nippon Prologis REIT, Inc.	449	918,146
Nomura Real Estate Master Fund, Inc.	1,117	1,690,612
NorthStar Realty Europe Corp.	11,997	150,802
Omega Healthcare Investors, Inc.	93,578	2,925,248
One Liberty Properties, Inc.	3,291	82,670
Parkway, Inc. (I)	9,078	201,986
Pebblebrook Hotel Trust	15,202	452,260
Pennsylvania Real Estate
Investment Trust	14,722	279,129
Physicians Realty Trust	28,527	540,872
Potlatch Corp.	28,214	1,175,113
Preferred Apartment Communities, Inc.	5,466	81,498
Prologis, Inc.	169,441	8,944,790
PS Business Parks, Inc.	4,057	472,722
Public Storage	47,817	10,687,100
QTS Realty Trust, Inc., Class A	9,797	486,421
Quality Care Properties, Inc. (I)	44,882	695,671
RAIT Financial Trust	22,137	74,380
Ramco-Gershenson Properties Trust	16,858	279,506
Rayonier, Inc.	58,756	1,562,910
Realty Income Corp.	82,762	4,757,160
Regency Centers Corp.	50,108	3,454,947
Retail Opportunity Investments Corp.	22,886	483,581
Rexford Industrial Realty, Inc.	13,939	323,245
RLJ Lodging Trust	25,863	633,385
Ryman Hospitality Properties	9,135	575,596
Sabra Health Care REIT, Inc.	13,860	338,461
Saul Centers, Inc.	2,171	144,610
Scentre Group	1,501,291	5,025,544
Segro PLC	231,255	1,307,981
Select Income REIT	13,495	340,074
Senior Housing Properties Trust	113,911	2,156,335
Seritage Growth Properties (L)	5,285	225,722
Silver Bay Realty Trust Corp.	7,176	122,997
Simon Property Group, Inc.	100,730	17,896,699
SL Green Realty Corp.	32,528	3,498,386
STAG Industrial, Inc.	16,202	386,742
Stockland	675,901	2,232,960
Summit Hotel Properties, Inc.	18,434	295,497
Sunstone Hotel Investors, Inc.	45,982	701,226
Suntec Real Estate Investment Trust	687,700	782,583
Tanger Factory Outlet Centers, Inc.	46,068	1,648,313

The accompanying notes are an integral part of the financial statements.	165

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Taubman Centers, Inc.	28,979	$2,142,417
Terreno Realty Corp.	9,505	270,797
The British Land Company PLC	275,932	2,141,370
The GEO Group, Inc.	15,773	566,724
The GPT Group	506,423	1,836,057
The Macerich Company	39,041	2,765,664
Tier REIT, Inc.	10,386	180,613
UDR, Inc.	84,780	3,092,774
UMH Properties, Inc.	6,051	91,068
Unibail-Rodamco SE	292	69,432
Unibail-Rodamco SE (Amsterdam
Stock Exchange)	27,714	6,604,376
United Urban Investment Corp.	822	1,253,930
Universal Health Realty Income Trust	2,633	172,698
Urban Edge Properties	62,958	1,731,975
Urstadt Biddle Properties, Inc., Class A	6,388	154,015
Ventas, Inc.	113,988	7,126,530
Vicinity Centres	948,970	2,046,470
Vornado Realty Trust	55,112	5,752,039
Washington Prime Group, Inc.	128,661	1,339,361
Washington Real Estate Investment Trust	15,530	507,676
Weingarten Realty Investors	56,498	2,022,063
Welltower, Inc.	116,102	7,770,707
Westfield Corp. (I)	556,614	3,763,510
Weyerhaeuser Company	239,631	7,210,497
Whitestone REIT	6,585	94,692
Xenia Hotels & Resorts, Inc.	22,073	428,658
		344,385,183
Real estate management and development - 0.7%
Aeon Mall Company, Ltd.	32,631	458,557
Alexander & Baldwin, Inc.	32,040	1,437,635
Altisource Portfolio Solutions SA (I)	2,422	64,401
AV Homes, Inc. (I)	2,795	44,161
Azrieli Group	12,167	528,052
CapitaLand, Ltd.	719,884	1,495,999
CBRE Group, Inc., Class A (I)	96,849	3,049,775
Cheung Kong Property Holdings, Ltd.	758,562	4,632,531
City Developments, Ltd.	117,313	669,479
Consolidated-Tomoka Land Company	1,029	54,969
Daito Trust Construction Company, Ltd.	19,811	2,978,340
Daiwa House Industry Company, Ltd.	159,666	4,354,150
Deutsche Wohnen AG	95,089	2,982,608
Forestar Group, Inc. (I)	7,665	101,945
FRP Holdings, Inc. (I)	1,477	55,683
Global Logistic Properties, Ltd.	740,586	1,121,406
Hang Lung Group, Ltd.	249,000	864,004
Hang Lung Properties, Ltd.	629,313	1,327,000
Henderson Land Development
Company, Ltd.	307,074	1,627,486
HFF, Inc., Class A	7,780	235,345
Hongkong Land Holdings, Ltd.	331,434	2,087,947
Hulic Company, Ltd.	85,469	758,315
Hysan Development Company, Ltd.	180,279	743,478
Jones Lang LaSalle, Inc.	21,679	2,190,446
Kennedy-Wilson Holdings, Inc.	17,618	361,169
Kerry Properties, Ltd.	186,564	504,511
LendLease Group	155,467	1,633,732
Marcus & Millichap, Inc. (I)	3,244	86,680
Mitsubishi Estate Company, Ltd.	353,124	7,014,693
Mitsui Fudosan Company, Ltd.	251,826	5,829,897
New World Development Company, Ltd.	1,585,569	1,670,566
Nomura Real Estate Holdings, Inc.	35,763	606,896

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate management and development (continued)
RE/MAX Holdings, Inc., Class A	3,700	$207,200
Sino Land Company, Ltd.	863,722	1,287,851
Stratus Properties, Inc. (I)(L)	1,431	46,865
Sumitomo Realty &
Development Company, Ltd.	100,483	2,667,556
Sun Hung Kai Properties, Ltd.	408,314	5,141,685
Swire Pacific, Ltd., Class A	152,018	1,446,568
Swire Properties, Ltd.	324,087	892,176
Swiss Prime Site AG (I)	20,131	1,647,251
Tejon Ranch Company (I)	3,138	79,799
The RMR Group, Inc., Class A	1,412	55,774
The St. Joe Company (I)	10,888	206,872
The Wharf Holdings, Ltd.	384,061	2,544,010
Tokyo Tatemono Company, Ltd.	59,100	789,011
Tokyu Fudosan Holdings Corp.	147,081	866,243
UOL Group, Ltd.	136,870	564,256
Vonovia SE	131,322	4,263,678
Wheelock & Company, Ltd.	227,285	1,275,579
		75,554,230
		419,939,413
Telecommunication services - 2.9%
Diversified telecommunication services - 2.3%
AT&T, Inc.	1,968,540	83,722,006
ATN International, Inc.	2,291	183,578
Bezeq The Israeli Telecommunication
Corp., Ltd.	577,079	1,094,617
BT Group PLC	2,379,843	10,743,323
CenturyLink, Inc.	174,404	4,147,327
Cincinnati Bell, Inc. (I)	9,125	203,944
Cogent Communications Holdings, Inc.	8,840	365,534
Consolidated Communications Holdings,
Inc. (L)	10,610	284,879
Deutsche Telekom AG	923,022	15,836,474
Elisa OYJ	39,768	1,290,927
FairPoint Communications, Inc. (I)	4,787	89,517
Frontier Communications Corp. (L)	382,718	1,293,587
General Communication, Inc., Class A (I)	6,049	117,653
Globalstar, Inc. (I)(L)	80,332	126,925
HKT Trust and HKT, Ltd.	733,421	898,332
IDT Corp., Class B	3,685	68,320
Iliad SA	7,404	1,421,918
Inmarsat PLC	125,662	1,162,699
Inteliquent, Inc.	7,056	161,724
Iridium Communications, Inc. (I)	17,990	172,704
Koninklijke KPN NV	963,251	2,848,451
Level 3 Communications, Inc. (I)	93,337	5,260,473
Lumos Networks Corp. (I)	4,324	67,541
Nippon Telegraph & Telephone Corp.	195,058	8,210,993
Orange SA	562,630	8,531,702
ORBCOMM, Inc. (I)	14,737	121,875
PCCW, Ltd.	1,202,317	649,952
pdvWireless, Inc. (I)	2,198	49,565
Proximus SADP	42,474	1,220,992
SFR Group SA (I)	24,855	700,729
Singapore Telecommunications, Ltd.	807,405	2,015,996
Singapore Telecommunications, Ltd.	1,437,549	3,605,997
Spark New Zealand, Ltd.	511,534	1,210,402
Straight Path Communications, Inc.,
Class B (I)(L)	2,014	68,295
Swisscom AG	7,308	3,266,633
TDC A/S (I)	226,474	1,160,990
Telecom Italia SpA (I)	2,859,166	2,524,466

The accompanying notes are an integral part of the financial statements.	166

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Diversified telecommunication services (continued)
Telecom Italia SpA (I)	1,673,375	$1,214,524
Telefonica Deutschland Holding AG	213,376	912,055
Telefonica SA	1,313,091	12,122,923
Telenor ASA	211,757	3,160,834
Telia Company AB	733,084	2,944,939
Telstra Corp., Ltd.	1,207,312	4,436,483
TPG Telecom, Ltd.	97,391	478,109
Verizon Communications, Inc.	1,306,810	69,757,518
Vocus Communications, Ltd.	144,667	402,858
Vonage Holdings Corp. (I)	40,776	279,316
Windstream Holdings, Inc. (L)	20,485	150,155
		260,760,754
Wireless telecommunication services - 0.6%
Boingo Wireless, Inc. (I)	8,010	97,642
KDDI Corp.	517,243	13,061,924
Leap Wireless International, Inc. (I)	16,665	52,495
Millicom International Cellular SA	18,974	808,565
NTT DOCOMO, Inc.	390,652	8,885,484
Shenandoah Telecommunications Company	9,918	270,761
SoftBank Group Corp.	270,787	17,919,062
Spok Holdings, Inc.	4,683	97,172
StarHub, Ltd.	173,711	336,278
Tele2 AB, B Shares	102,195	817,150
Telephone & Data Systems, Inc.	44,825	1,294,098
Vodafone Group PLC	7,503,799	18,465,925
		62,106,556
		322,867,310
Utilities - 3.3%
Electric utilities - 1.8%
ALLETE, Inc.	10,484	672,968
Alliant Energy Corp.	73,753	2,794,501
American Electric Power Company, Inc.	157,626	9,924,133
AusNet Services	507,393	577,616
Cheung Kong Infrastructure
Holdings, Ltd.	186,843	1,483,978
Chubu Electric Power Company, Inc.	181,629	2,527,437
CLP Holdings, Ltd.	462,834	4,244,597
Contact Energy, Ltd.	205,083	663,177
DONG Energy A/S (I)(S)	23,711	896,905
Duke Energy Corp.	220,831	17,140,902
Edison International	104,514	7,523,963
EDP - Energias de Portugal SA	652,842	1,986,955
El Paso Electric Company	8,711	405,062
Electricite de France SA (L)	74,774	760,815
Endesa SA	89,563	1,894,084
Enel SpA	2,150,399	9,452,504
Entergy Corp.	57,181	4,201,088
Eversource Energy	101,692	5,616,449
Exelon Corp.	295,946	10,503,124
FirstEnergy Corp.	135,877	4,208,111
Fortum OYJ	125,171	1,913,385
Great Plains Energy, Inc.	103,165	2,821,563
Hawaiian Electric Industries, Inc.	52,046	1,721,161
HK Electric Investments & HK Electric
Investments, Ltd. (S)	760,500	626,962
Hokuriku Electric Power Company	48,292	540,147
Iberdrola SA	1,525,094	9,986,138
IDACORP, Inc.	34,832	2,805,718
Kyushu Electric Power Company, Inc.	119,118	1,290,461
Mercury NZ, Ltd.	201,332	413,608

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
MGE Energy, Inc.	7,466	$487,530
NextEra Energy, Inc.	149,825	17,898,095
OGE Energy Corp.	95,770	3,203,507
Otter Tail Corp.	8,144	332,275
PG&E Corp.	161,713	9,827,299
Pinnacle West Capital Corp.	36,061	2,813,840
PNM Resources, Inc.	55,180	1,892,674
Portland General Electric Company	18,849	816,727
Power Assets Holdings, Ltd.	390,736	3,437,331
PPL Corp.	217,792	7,415,818
Red Electrica Corp. SA	122,121	2,300,778
Spark Energy, Inc., Class A	1,075	32,573
SSE PLC	284,267	5,427,810
Terna Rete Elettrica Nazionale SpA	424,434	1,941,082
The Chugoku Electric Power Company,
Inc. (L)	79,836	934,449
The Empire District Electric Company	9,268	315,946
The Kansai Electric Power Company,
Ltd. (I)	198,524	2,164,239
The Southern Company	314,140	15,452,547
Tohoku Electric Power Company, Inc.	127,065	1,601,774
Tokyo Electric Power Company, Inc. (I)	406,328	1,635,351
Westar Energy, Inc.	67,995	3,831,518
Xcel Energy, Inc.	162,939	6,631,617
		199,992,292
Gas utilities - 0.3%
APA Group	314,049	1,938,722
Atmos Energy Corp.	49,856	3,696,822
Chesapeake Utilities Corp.	3,382	226,425
Delta Natural Gas Company, Inc.	1,896	55,610
Enagas SA	63,757	1,615,808
Gas Natural SDG SA	98,580	1,854,613
Hong Kong & China Gas Company, Ltd.	2,149,885	3,797,109
National Fuel Gas Company	40,838	2,313,064
New Jersey Resources Corp.	59,426	2,109,623
Northwest Natural Gas Company	5,829	348,574
ONE Gas, Inc.	35,952	2,299,490
Osaka Gas Company, Ltd.	528,377	2,027,413
South Jersey Industries, Inc.	16,950	571,046
Southwest Gas Corp.	32,733	2,508,002
Spire, Inc.	9,422	608,190
Toho Gas Company, Ltd.	104,924	852,175
Tokyo Gas Company, Ltd.	551,484	2,489,475
UGI Corp.	82,952	3,822,428
WGL Holdings, Inc.	35,248	2,688,717
		35,823,306
Independent power and renewable electricity
producers - 0.1%
AES Corp.	213,703	2,483,229
Atlantic Power Corp. (I)	27,768	69,420
Atlantica Yield PLC	12,655	244,874
Dynegy, Inc. (I)	25,360	214,546
Electric Power Development
Company, Ltd.	40,548	930,640
Meridian Energy, Ltd.	367,274	662,539
NRG Energy, Inc.	102,929	1,261,910
NRG Yield, Inc., Class A	7,722	118,610
NRG Yield, Inc., Class C (L)	13,616	215,133
Ormat Technologies, Inc.	8,285	444,242
Pattern Energy Group, Inc.	14,383	273,133
TerraForm Global, Inc., Class A (I)	20,342	80,351
TerraForm Power, Inc., Class A (I)(L)	18,543	237,536
		7,236,163

The accompanying notes are an integral part of the financial statements.	167

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Multi-utilities - 1.0%
AGL Energy, Ltd.	190,281	$3,027,457
Ameren Corp.	77,469	4,064,024
Avista Corp.	13,194	527,628
Black Hills Corp.	36,389	2,232,101
CenterPoint Energy, Inc.	137,078	3,377,602
Centrica PLC	1,541,965	4,440,924
CMS Energy Corp.	88,987	3,703,639
Consolidated Edison, Inc.	97,740	7,201,483
Dominion Resources, Inc.	200,920	15,388,463
DTE Energy Company	57,567	5,670,925
DUET Group	679,494	1,341,886
E.ON SE	563,975	3,967,531
Engie SA	412,082	5,245,369
Innogy SE (I)(S)	39,150	1,360,384
MDU Resources Group, Inc.	93,655	2,694,454
National Grid PLC	1,061,771	12,405,453
NiSource, Inc.	104,535	2,314,405
NorthWestern Corp.	33,465	1,903,155
Public Service Enterprise Group, Inc.	162,185	7,116,678
RWE AG (I)	137,736	1,709,117
SCANA Corp.	45,509	3,334,900
Sempra Energy	80,145	8,065,793
Suez	91,350	1,345,995
Unitil Corp.	3,037	137,698
Vectren Corp.	39,739	2,072,389
Veolia Environnement SA	135,126	2,296,041
WEC Energy Group, Inc.	101,265	5,939,192
		112,884,686
Water utilities - 0.1%
American States Water Company	7,923	360,972
American Water Works Company, Inc.	56,862	4,114,534
Aqua America, Inc.	85,051	2,554,932
AquaVenture Holdings, Ltd. (I)	1,726	42,339
Artesian Resources Corp., Class A	2,064	65,924
California Water Service Group	10,271	348,187
Connecticut Water Service, Inc.	2,364	132,029
Middlesex Water Company	3,460	148,572
Severn Trent PLC	66,356	1,813,428
SJW Corp.	3,500	195,930
United Utilities Group PLC	192,414	2,132,773
York Water Company	2,930	111,926
		12,021,546
		367,957,993
TOTAL COMMON STOCKS (Cost $8,293,582,288)		$10,762,824,412

PREFERRED SECURITIES - 0.2%
Consumer discretionary - 0.1%
Auto components - 0.0%
Schaeffler AG	47,630	702,838
Automobiles - 0.1%
Bayerische Motoren Werke AG	15,640	1,194,429
Porsche Automobil Holding SE	43,162	2,344,558
Volkswagen AG	52,376	7,328,299
		10,867,286
		11,570,124

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

PREFERRED SECURITIES (continued)
Consumer staples - 0.1%
Household products - 0.1%
Henkel AG & Company KGaA	50,237	$5,980,202
Materials - 0.0%
Chemicals - 0.0%
FUCHS PETROLUB SE	19,938	835,189
TOTAL PREFERRED SECURITIES (Cost $19,083,291)		$18,385,515

RIGHTS - 0.0%
Community Health Systems, Inc. (I)(N)	174,338	785
TOTAL RIGHTS (Cost $11,332)		$785

SECURITIES LENDING COLLATERAL - 0.8%
John Hancock
Collateral Trust, 0.7390% (W)(Y)	9,037,057	90,429,313
TOTAL SECURITIES LENDING
COLLATERAL (Cost $90,432,449)		$90,429,313

SHORT-TERM INVESTMENTS - 2.5%
Repurchase agreement - 2.5%
Repurchase Agreement with State Street
Corp. dated 12/30/2016 at 0.030% to be
repurchased at $279,330,931 on
01/03/2017, collateralized by
$251,725,000 U.S. Treasury Bonds,
3.750% due 11/15/2043 (valued at
$284,934,324, including interest)	$279,330,000	279,330,000
TOTAL SHORT-TERM INVESTMENTS (Cost $279,330,000)		$279,330,000
Total Investments (Strategic Equity Allocation Trust)
(Cost $8,682,439,360) - 100.3%		$11,150,970,025
Other assets and liabilities, net - (0.3%)		(33,516,068)
TOTAL NET ASSETS - 100.0%		$11,117,453,957

Total Stock Market Index Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 94.5%
Consumer discretionary - 12.2%
Auto components - 0.3%
Adient PLC (I)	1,292	$75,711
American Axle & Manufacturing
Holdings, Inc. (I)	1,888	36,438
Autoliv, Inc.	2,124	240,331
BorgWarner, Inc.	5,224	206,035
Cooper Tire & Rubber Company	1,257	48,834
Dana, Inc.	3,337	63,336
Dorman Products, Inc. (I)	809	59,106
Federal-Mogul Holdings Corp. (I)	4,392	45,282
Fox Factory Holding Corp. (I)	1,016	28,194
Gentex Corp.	6,749	132,888
Gentherm, Inc. (I)	919	31,108
Horizontal Global Corp. (I)	453	10,872
LCI Industries	570	61,418
Lear Corp.	1,760	232,971
Metaldyne Performance Group, Inc.	1,657	38,028
Modine Manufacturing Company (I)	1,300	19,370
Motorcar Parts of America, Inc. (I)	567	15,264
Shiloh Industries, Inc. (I)	550	3,801

The accompanying notes are an integral part of the financial statements.	168

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Auto components (continued)
Spartan Motors, Inc.	1,118	$10,342
Standard Motor Products, Inc.	572	30,442
Stoneridge, Inc. (I)	901	15,939
Strattec Security Corp.	148	5,964
Superior Industries International, Inc.	626	16,495
Sypris Solutions, Inc. (I)	379	333
Tenneco, Inc. (I)	1,311	81,898
The Goodyear Tire & Rubber Company	6,422	198,247
Tower International, Inc.	623	17,662
UQM Technologies, Inc. (I)	2,453	1,055
Visteon Corp.	832	66,843
		1,794,207
Automobiles - 0.6%
Ford Motor Company	94,764	1,149,487
General Motors Company	36,756	1,280,579
Harley-Davidson, Inc.	4,319	251,970
Tesla Motors, Inc. (I)(L)	3,743	799,842
Thor Industries, Inc.	1,235	123,562
Winnebago Industries, Inc.	747	23,643
		3,629,083
Distributors - 0.1%
Core-Mark Holding Company, Inc.	1,064	45,826
Genuine Parts Company	3,542	338,403
LKQ Corp. (I)	7,322	224,419
Pool Corp.	980	102,253
Weyco Group, Inc.	372	11,644
		722,545
Diversified consumer services - 0.2%
American Public Education, Inc. (I)	453	11,121
Apollo Education Group, Inc. (I)	2,538	25,126
Ascent Capital Group, Inc., Class A (I)	363	5,902
Bridgepoint Education, Inc. (I)	1,121	11,356
Bright Horizons Family Solutions,
Inc. (I)	1,463	102,439
Capella Education Company	323	28,359
Career Education Corp. (I)	1,891	19,080
Carriage Services, Inc.	545	15,609
Chegg, Inc. (I)(L)	2,115	15,609
DeVry Education Group, Inc.	1,447	45,146
Education Management Corp. (I)	3,020	18
Graham Holdings Company, Class B	128	65,530
Grand Canyon Education, Inc. (I)	1,133	66,224
H&R Block, Inc.	5,344	122,859
Houghton Mifflin Harcourt Company (I)	2,990	32,442
ITT Educational Services, Inc. (I)	608	18
K12, Inc. (I)	1,084	18,601
Learning Tree International, Inc. (I)	519	1,349
LifeLock, Inc. (I)	2,395	57,288
Lincoln Educational Services Corp. (I)	678	1,302
Regis Corp. (I)	1,321	19,181
Service Corp. International	4,706	133,650
ServiceMaster Global Holdings, Inc. (I)	3,250	122,428
Sotheby’s (I)	1,396	55,645
Stonemor Partners LP	777	6,923
Strayer Education, Inc. (I)	266	21,448
Weight Watchers International, Inc. (I)(L)	1,789	20,484
		1,025,137
Hotels, restaurants and leisure - 2.1%
Ambassadors Group, Inc. (I)	714	29
Aramark	5,840	208,605
Biglari Holdings, Inc. (I)	56	26,499

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
BJ’s Restaurants, Inc. (I)	542	$21,301
Bloomin’ Brands, Inc.	2,665	48,050
Bob Evans Farms, Inc.	526	27,988
Bojangles’, Inc. (I)	991	18,482
Boyd Gaming Corp. (I)	2,796	56,395
Brinker International, Inc.	1,320	65,380
Buffalo Wild Wings, Inc. (I)	435	67,164
Caesars Entertainment Corp. (I)	3,301	28,059
Carnival Corp.	13,398	697,500
Carrols Restaurant Group, Inc. (I)	909	13,862
Cedar Fair LP	1,367	87,761
Century Casinos, Inc. (I)	885	7,284
Chipotle Mexican Grill, Inc. (I)	699	263,747
Choice Hotels International, Inc.	1,306	73,201
Churchill Downs, Inc.	395	59,428
Chuy’s Holdings, Inc. (I)	396	12,850
ClubCorp Holdings, Inc.	1,666	23,907
Cracker Barrel Old Country Store, Inc.	557	93,008
Darden Restaurants, Inc.	3,012	219,033
Dave & Buster’s Entertainment, Inc. (I)	980	55,174
Del Frisco’s Restaurant Group, Inc. (I)	746	12,682
Denny’s Corp. (I)	1,805	23,158
DineEquity, Inc.	453	34,881
Domino’s Pizza, Inc.	1,186	188,859
Dover Downs Gaming & Entertainment,
Inc. (I)	2,511	2,586
Dunkin’ Brands Group, Inc.	2,168	113,690
El Pollo Loco Holdings, Inc. (I)	861	10,590
Empire Resorts, Inc. (I)	835	18,996
Extended Stay America, Inc.	4,943	79,829
Fiesta Restaurant Group, Inc. (I)	623	18,597
Fogo De Chao, Inc. (I)(L)	843	12,097
Gaming Partners International Corp.	617	7,287
Hilton Worldwide Holdings, Inc.	23,676	643,987
Hyatt Hotels Corp., Class A (I)	3,241	179,098
ILG, Inc.	3,211	58,344
International Speedway Corp., Class A	1,141	41,989
Intrawest Resorts Holdings, Inc. (I)	1,031	18,403
Isle of Capri Casinos, Inc. (I)	904	22,320
J Alexander’s Holdings, Inc. (I)	587	6,310
Jack in the Box, Inc.	774	86,409
Jamba, Inc. (I)(L)	581	5,984
Kona Grill, Inc. (I)	473	5,936
Las Vegas Sands Corp.	18,970	1,013,188
Luby’s, Inc. (I)	958	4,100
Marriott International, Inc., Class A	9,312	769,916
Marriott Vacations Worldwide Corp.	648	54,983
McDonald’s Corp.	20,951	2,550,156
MGM Resorts International (I)	13,626	392,838
Monarch Casino & Resort, Inc. (I)	504	12,993
Nevada Gold & Casinos, Inc. (I)	2,788	5,158
Noodles & Company (I)	785	3,219
Norwegian Cruise Line Holdings, Ltd. (I)	5,380	228,811
Panera Bread Company, Class A (I)	568	116,491
Papa John’s International, Inc.	891	76,252
Papa Murphy’s Holdings, Inc. (I)	566	2,389
Penn National Gaming, Inc. (I)	1,978	27,277
Pinnacle Entertainment, Inc. (I)	1,529	22,171
Planet Fitness, Inc., Class A	2,411	48,461
Popeyes Louisiana Kitchen, Inc. (I)	532	32,175
Potbelly Corp. (I)	678	8,746
RCI Hospitality Holdings, Inc.	565	9,662
Red Robin Gourmet Burgers, Inc. (I)	311	17,540

The accompanying notes are an integral part of the financial statements.	169

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Red Rock Resorts, Inc., Class A	2,796	$64,839
Restaurant Brands International LP	82	3,907
Royal Caribbean Cruises, Ltd.	5,132	420,917
Ruby Tuesday, Inc. (I)	1,530	4,942
Ruth’s Hospitality Group, Inc.	855	15,647
Scientific Games Corp., Class A (I)	2,110	29,540
SeaWorld Entertainment, Inc.	1,999	37,841
Shake Shack, Inc., Class A (I)	865	30,958
Six Flags Entertainment Corp.	2,241	134,370
Sonic Corp.	1,161	30,778
Speedway Motorsports, Inc.	1,120	24,270
Starbucks Corp.	34,999	1,943,144
Texas Roadhouse, Inc.	1,634	78,824
The Cheesecake Factory, Inc.	1,182	70,778
The Habit Restaurants, Inc., Class A (I)	724	12,489
The Marcus Corp.	739	23,279
The Wendy’s Company	6,441	87,082
Town Sports International Holdings, Inc. (I)	871	2,178
Vail Resorts, Inc.	850	137,114
Wingstop, Inc. (L)	701	20,743
Wyndham Worldwide Corp.	2,642	201,770
Wynn Resorts, Ltd.	2,440	211,084
Yum China Holdings, Inc. (I)	9,732	254,200
Yum! Brands, Inc.	9,732	616,328
Zoe’s Kitchen, Inc. (I)(L)	517	12,403
		13,632,690
Household durables - 0.5%
Bassett Furniture Industries, Inc.	337	10,245
Beazer Homes USA, Inc. (I)	922	12,263
CalAtlantic Group, Inc.	2,831	96,282
Cavco Industries, Inc. (I)	228	22,766
Century Communities, Inc. (I)	423	8,883
DR Horton, Inc.	8,916	243,674
Ethan Allen Interiors, Inc.	598	22,036
Flexsteel Industries, Inc.	163	10,052
GoPro, Inc., Class A (I)(L)	3,093	26,940
Green Brick Partners, Inc. (I)	1,444	14,512
Harman International Industries, Inc.	1,647	183,081
Helen of Troy, Ltd. (I)	659	55,653
Hooker Furniture Corp.	437	16,584
Hovnanian Enterprises, Inc., Class A (I)	3,216	8,780
Installed Building Products, Inc. (I)	736	30,397
iRobot Corp. (I)	671	39,220
KB Home	2,015	31,857
La-Z-Boy, Inc.	1,265	39,278
Leggett & Platt, Inc.	3,165	154,705
Lennar Corp., Class A	5,114	219,544
Libbey, Inc.	573	11,151
M/I Homes, Inc. (I)	496	12,489
MDC Holdings, Inc.	1,231	31,577
Meritage Homes Corp. (I)	994	34,591
Mohawk Industries, Inc. (I)	1,771	353,633
NACCO Industries, Inc., Class A	219	19,830
Newell Brands, Inc.	10,908	487,042
NVR, Inc. (I)	92	153,548
PulteGroup, Inc.	8,273	152,058
Taylor Morrison Home Corp., Class A (I)	3,050	58,743
Tempur Sealy International, Inc. (I)(L)	1,438	98,187
Toll Brothers, Inc. (I)	3,981	123,411
TopBuild Corp. (I)	928	33,037
TRI Pointe Group, Inc. (I)	3,949	45,335
Tupperware Brands Corp.	1,166	61,355
Turtle Beach Corp. (I)	1,303	1,707

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
Universal Electronics, Inc. (I)	338	$21,818
WCI Communities, Inc. (I)	757	17,752
Whirlpool Corp.	1,820	330,821
William Lyon Homes, Class A (I)	882	16,784
ZAGG, Inc. (I)	996	7,072
		3,318,693
Internet and direct marketing retail - 2.0%
1-800-Flowers.com, Inc., Class A (I)	1,610	17,227
Amazon.com, Inc. (I)	11,265	8,447,286
Blue Nile, Inc.	298	12,108
CafePress, Inc. (I)	462	1,358
Duluth Holdings, Inc., Class B (I)	734	18,644
Etsy, Inc. (I)	2,735	32,218
EVINE Live, Inc. (I)	2,055	3,083
Expedia, Inc.	3,890	440,659
Groupon, Inc. (I)	13,955	46,331
HSN, Inc.	1,254	43,012
Lands’ End, Inc. (I)(L)	774	11,726
Liberty Expedia Holdings, Inc. (I)	1,311	52,007
Liberty Interactive Corp., Series A (I)	14,835	296,403
Liberty TripAdvisor Holdings, Inc.,
Class A (I)	1,688	25,404
Liberty Ventures (I)	1,967	72,523
Netflix, Inc. (I)	10,227	1,266,103
Nutrisystem, Inc.	805	27,893
Overstock.com, Inc. (I)	704	12,320
PetMed Express, Inc.	558	12,873
Shutterfly, Inc. (I)	874	43,857
The Priceline Group, Inc. (I)	1,185	1,737,281
TripAdvisor, Inc. (I)	3,203	148,523
Wayfair, Inc., Class A (I)	2,040	71,502
		12,840,341
Leisure products - 0.1%
American Outdoor Brands Corp. (I)	1,224	25,802
Arctic Cat, Inc. (I)	418	6,278
Black Diamond, Inc. (I)	1,155	6,179
Brunswick Corp.	2,105	114,807
Callaway Golf Company	2,390	26,194
Escalade, Inc.	564	7,445
Hasbro, Inc.	2,951	229,558
JAKKS Pacific, Inc. (I)	750	3,863
Johnson Outdoors, Inc., Class A	385	15,281
Malibu Boats, Inc., Class A (I)	611	11,658
Marine Products Corp.	1,031	14,300
Mattel, Inc.	8,193	225,717
Nautilus, Inc. (I)	776	14,356
Polaris Industries, Inc. (L)	1,516	124,903
Sturm Ruger & Company, Inc. (L)	479	25,243
Vista Outdoor, Inc. (I)	1,391	51,328
		902,912
Media - 2.9%
AMC Entertainment Holdings, Inc.,
Class A	2,380	80,087
AMC Networks, Inc., Class A (I)	1,775	92,904
Ballantyne Strong, Inc. (I)	629	5,032
Cable One, Inc.	140	87,042
CBS Corp., Class B	10,814	687,987
Charter Communications, Inc.,
Class A (I)	6,360	1,831,171
Cinemark Holdings, Inc.	2,737	104,991
Clear Channel Outdoor Holdings, Inc.,
Class A	8,558	43,218

The accompanying notes are an integral part of the financial statements.	170

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Media (continued)
Comcast Corp., Class A	57,947	$4,001,240
Cumulus Media, Inc. (I)	690	704
Discovery Communications, Inc.,
Series A (I)(L)	9,679	265,301
DISH Network Corp., Class A (I)	11,114	643,834
Entercom Communications Corp.,
Class A	1,104	16,891
Entravision Communications Corp.,
Class A	1,989	13,923
Gannett Company, Inc.	2,647	25,702
Global Eagle Entertainment, Inc. (I)	1,985	12,823
Gray Television, Inc. (I)	1,733	18,803
Harte-Hanks, Inc.	2,038	3,077
Hemisphere Media Group, Inc. (I)	1,373	15,378
Insignia Systems, Inc. (I)	1,702	4,068
John Wiley & Sons, Inc., Class A	1,356	73,902
Liberty Braves Group, Class A (I)	814	16,679
Liberty Broadband Corp., Series A (I)	2,493	180,643
Liberty Media Corp-Liberty SiriusXM,
Class A (I)	7,901	272,743
Liberty Media Group LLC, Series A (I)	2,036	63,829
Lions Gate Entertainment Corp., Class A	1,680	45,192
Lions Gate Entertainment Corp.,
Class B (I)	3,266	80,148
Live Nation Entertainment, Inc. (I)	4,879	129,781
Loral Space & Communications, Inc. (I)	474	19,458
Media General, Inc. (I)	3,256	61,310
Meredith Corp.	1,103	65,242
MSG Networks, Inc., Class A (I)	1,841	39,582
National CineMedia, Inc.	1,475	21,727
New Media Investment Group, Inc.	1,064	17,013
News Corp., Class A	14,028	160,761
Nexstar Broadcasting Group, Inc.,
Class A	731	46,272
NTN Buzztime, Inc. (I)	133	1,131
Omnicom Group, Inc.	5,661	481,808
Reading International, Inc., Class A (I)	649	10,773
Regal Entertainment Group, Class A (L)	3,772	77,703
RLJ Entertainment, Inc. (I)	480	768
Salem Media Group, Inc.	744	4,650
Scholastic Corp.	896	42,551
Scripps Networks Interactive, Inc.,
Class A	3,125	223,031
Sinclair Broadcast Group, Inc., Class A	2,196	73,237
Sirius XM Holdings, Inc.	118,425	526,991
TEGNA, Inc.	5,294	113,239
The EW Scripps Company, Class A (I)	1,964	37,964
The Interpublic Group of Companies, Inc.	9,668	226,328
The Madison Square Garden Company,
Class A (I)	580	99,476
The McClatchy Company, Class A (I)	267	3,519
The New York Times Company, Class A	3,720	49,476
The Walt Disney Company	38,739	4,037,379
Time Warner, Inc.	18,768	1,811,675
Time, Inc.	2,475	44,179
Twenty-First Century Fox, Inc., Class A	45,237	1,268,445
Viacom, Inc., Class B	9,411	330,326
World Wrestling Entertainment, Inc.,
Class A	1,906	35,070
		18,748,177
Multiline retail - 0.5%
Big Lots, Inc. (L)	1,190	59,750
Dillard’s, Inc., Class A (L)	833	52,221

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Multiline retail (continued)
Dollar General Corp.	6,770	$501,454
Dollar Tree, Inc. (I)	5,620	433,752
Fred’s, Inc., Class A (L)	1,038	19,265
Gordmans Stores, Inc. (I)	629	431
J.C. Penney Company, Inc. (I)(L)	7,487	62,217
Kohl’s Corp.	4,387	216,630
Macy’s, Inc.	7,374	264,063
Nordstrom, Inc. (L)	4,190	200,827
Ollie’s Bargain Outlet Holdings, Inc. (I)	1,452	41,309
Sears Holdings Corp. (I)(L)	2,576	23,931
Target Corp.	14,059	1,015,482
The Bon-Ton Stores, Inc. (I)	475	698
Tuesday Morning Corp. (I)	1,165	6,291
		2,898,321
Specialty retail - 2.2%
Aaron’s, Inc.	1,760	56,302
Abercrombie & Fitch Company, Class A	1,748	20,976
Advance Auto Parts, Inc.	1,746	295,284
American Eagle Outfitters, Inc.	4,277	64,882
Asbury Automotive Group, Inc. (I)	499	30,788
Ascena Retail Group, Inc. (I)	4,607	28,517
AutoNation, Inc. (I)	2,471	120,214
AutoZone, Inc. (I)	702	554,433
Barnes & Noble Education, Inc. (I)	930	10,667
Barnes & Noble, Inc.	1,949	21,731
Bed Bath & Beyond, Inc.	3,705	150,571
Best Buy Company, Inc.	7,744	330,436
Boot Barn Holdings, Inc. (I)(L)	735	9,202
Build-A-Bear Workshop, Inc. (I)	557	7,659
Burlington Stores, Inc. (I)	1,702	144,245
Cabela’s, Inc. (I)	1,645	96,315
Caleres, Inc.	1,051	34,494
CarMax, Inc. (I)(L)	4,642	298,898
Chico’s FAS, Inc.	2,975	42,810
Christopher & Banks Corp. (I)	1,524	3,566
Citi Trends, Inc.	426	8,026
Conn’s, Inc. (I)	865	10,942
CST Brands, Inc.	1,825	87,874
Destination Maternity Corp.	921	4,762
Dick’s Sporting Goods, Inc.	2,707	143,742
DSW, Inc., Class A	1,901	43,058
Express, Inc. (I)	1,725	18,561
Five Below, Inc. (I)	1,268	50,669
Foot Locker, Inc.	3,255	230,747
Francesca’s Holdings Corp. (I)	1,068	19,256
GameStop Corp., Class A	2,455	62,013
Genesco, Inc. (I)	496	30,802
GNC Holdings, Inc., Class A	1,670	18,437
Group 1 Automotive, Inc.	474	36,944
Guess?, Inc.	2,072	25,071
Haverty Furniture Companies, Inc.	645	15,287
hhgregg, Inc. (I)	733	1,048
Hibbett Sports, Inc. (I)	480	17,904
Kirkland’s, Inc. (I)	488	7,569
L Brands, Inc.	6,870	452,321
Lithia Motors, Inc., Class A	616	59,647
Lowe’s Companies, Inc.	21,160	1,504,899
Lumber Liquidators Holdings, Inc. (I)	593	9,334
MarineMax, Inc. (I)	667	12,906
Monro Muffler Brake, Inc.	814	46,561
Murphy USA, Inc. (I)	938	57,659
New York & Company, Inc. (I)	1,751	3,975
O’Reilly Automotive, Inc. (I)	2,301	640,621

The accompanying notes are an integral part of the financial statements.	171

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Office Depot, Inc.	13,062	$59,040
Party City Holdco, Inc. (I)	2,820	40,044
Penske Automotive Group, Inc.	1,977	102,488
Pier 1 Imports, Inc.	2,131	18,199
Rent-A-Center, Inc.	1,268	14,265
RH (I)	1,041	31,959
Ross Stores, Inc.	9,610	630,416
Sally Beauty Holdings, Inc. (I)	3,491	92,232
Sears Hometown and Outlet Stores, Inc. (I)	553	2,599
Select Comfort Corp. (I)	1,097	24,814
Shoe Carnival, Inc.	551	14,866
Signet Jewelers, Ltd.	1,843	173,721
Sonic Automotive, Inc., Class A	1,076	24,640
Sportsman’s Warehouse Holdings,
Inc. (I)	1,232	11,568
Stage Stores, Inc. (L)	827	3,614
Staples, Inc.	15,719	142,257
Stein Mart, Inc.	1,168	6,401
Tailored Brands, Inc.	1,105	28,233
Tandy Leather Factory, Inc. (I)	658	5,330
The Buckle, Inc. (L)	1,131	25,787
The Cato Corp., Class A	724	21,778
The Children’s Place, Inc.	421	42,500
The Container Store Group, Inc. (I)	1,158	7,353
The Finish Line, Inc., Class A	904	17,004
The Gap, Inc.	9,430	211,609
The Home Depot, Inc.	29,704	3,982,712
The Michaels Companies, Inc. (I)	4,961	101,452
The TJX Companies, Inc.	15,793	1,186,528
The Wet Seal, Inc., Class A (I)	2,075	0
Tiffany & Company	3,043	235,619
Tile Shop Holdings, Inc. (I)	1,280	25,024
Tilly’s, Inc., Class A (I)	677	8,930
Tractor Supply Company	3,191	241,910
TravelCenters of America LLC (I)	1,139	8,087
Ulta Salon Cosmetics & Fragrance, Inc. (I)	1,489	379,606
Urban Outfitters, Inc. (I)	2,715	77,323
Vitamin Shoppe, Inc. (I)	515	12,231
Williams-Sonoma, Inc.	2,080	100,651
Winmark Corp.	106	13,372
Zumiez, Inc. (I)	769	16,803
		14,085,590
Textiles, apparel and luxury goods - 0.7%
Carter’s, Inc.	1,183	102,199
Charles & Colvard, Ltd. (I)	983	1,081
Coach, Inc.	6,647	232,778
Columbia Sportswear Company	1,688	98,410
Crocs, Inc. (I)	2,044	14,022
Crown Crafts, Inc.	577	4,472
Culp, Inc.	318	11,814
Deckers Outdoor Corp. (I)	801	44,367
Fossil Group, Inc. (I)	1,168	30,204
G-III Apparel Group, Ltd. (I)	1,125	33,255
Hanesbrands, Inc.	8,995	194,022
Iconix Brand Group, Inc. (I)	1,127	10,526
Kate Spade & Company (I)	2,991	55,842
Lakeland Industries, Inc. (I)	590	6,136
Movado Group, Inc.	660	18,975
NIKE, Inc., Class B	40,216	2,044,179
Oxford Industries, Inc.	405	24,353
Perry Ellis International, Inc. (I)	451	11,234
PVH Corp.	1,924	173,622
Ralph Lauren Corp.	1,988	179,556

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Textiles, apparel and luxury goods (continued)
Rocky Brands, Inc.	320	$3,696
Skechers U.S.A., Inc., Class A (I)	3,789	93,134
Steven Madden, Ltd. (I)	1,519	54,304
Under Armour, Inc., Class A (I)(L)	10,380	301,539
Unifi, Inc. (I)	506	16,511
Vera Bradley, Inc. (I)	970	11,368
VF Corp.	9,949	530,779
Vince Holding Corp. (I)	896	3,629
Wolverine World Wide, Inc.	2,277	49,980
		4,355,987
		77,953,683
Consumer staples - 8.6%
Beverages - 1.7%
Brown-Forman Corp., Class B	9,576	430,154
Coca-Cola Bottling Company Consolidated	210	37,559
Constellation Brands, Inc., Class A	4,766	730,675
Craft Brew Alliance, Inc. (I)	652	11,019
Dr. Pepper Snapple Group, Inc.	4,419	400,671
MGP Ingredients, Inc.	421	21,042
Molson Coors Brewing Company,
Class B	5,127	498,908
Monster Beverage Corp. (I)	14,544	644,881
National Beverage Corp.	1,122	57,312
PepsiCo, Inc.	34,497	3,609,421
Primo Water Corp. (I)	620	7,614
Reed’s, Inc. (I)	1,017	4,170
The Boston Beer Company, Inc.,
Class A (I)	294	49,936
The Coca-Cola Company	103,340	4,284,476
Truett-Hurst, Inc. (I)	1,028	1,830
		10,789,668
Food and staples retailing - 2.1%
Casey’s General Stores, Inc.	942	111,985
Costco Wholesale Corp.	10,463	1,675,231
CVS Health Corp.	25,642	2,023,410
Fairway Group Holdings Corp. (I)	1,029	0
G. Willi-Food International, Ltd.	825	4,760
Ingles Markets, Inc., Class A	512	24,627
Natural Grocers by Vitamin Cottage,
Inc. (I)(L)	638	7,586
Performance Food Group Company (I)	2,759	66,216
PriceSmart, Inc.	723	60,371
Rite Aid Corp. (I)	25,078	206,643
Safeway, Inc. (I)	10,766	1,454
Smart & Final Stores, Inc. (I)	1,821	25,676
SpartanNash Company	915	36,179
Sprouts Farmers Market, Inc. (I)	3,689	69,796
SUPERVALU, Inc. (I)	6,097	28,473
Sysco Corp.	13,444	744,394
The Andersons, Inc.	712	31,826
The Chefs’ Warehouse, Inc. (I)	749	11,834
The Kroger Company	22,745	784,930
United Natural Foods, Inc. (I)	1,230	58,696
US Foods Holding Corp. (I)	5,095	140,011
Village Super Market, Inc., Class A	298	9,208
Wal-Mart Stores, Inc.	74,412	5,143,357
Walgreens Boots Alliance, Inc.	26,164	2,165,333
Weis Markets, Inc.	672	44,916
Whole Foods Market, Inc.	7,679	236,206
		13,713,118

The accompanying notes are an integral part of the financial statements.	172

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food products - 1.9%
Amplify Snack Brands, Inc. (I)(L)	1,795	$15,814
Archer-Daniels-Midland Company	14,052	641,474
B&G Foods, Inc.	1,483	64,955
Blue Buffalo Pet Products, Inc. (I)	4,709	113,204
Bunge, Ltd.	3,331	240,631
Cal-Maine Foods, Inc. (L)	1,128	49,829
Calavo Growers, Inc.	391	24,007
Campbell Soup Company	7,356	444,817
Conagra Brands, Inc.	10,414	411,874
Darling Ingredients, Inc. (I)	3,756	48,490
Dean Foods Company	2,078	45,259
Farmer Brothers Company (I)	451	16,552
Flowers Foods, Inc.	4,909	98,033
Fresh Del Monte Produce, Inc.	1,244	75,424
Freshpet, Inc. (I)(L)	980	9,947
General Mills, Inc.	14,186	876,269
Hormel Foods Corp.	12,701	442,122
Ingredion, Inc.	1,727	215,806
J&J Snack Foods Corp.	427	56,975
John B. Sanfilippo & Son, Inc.	291	20,483
Kellogg Company	8,355	615,847
Lamb Weston Holdings, Inc. (I)	3,471	131,377
Lancaster Colony Corp.	662	93,600
Landec Corp. (I)	774	10,681
Lifeway Foods, Inc. (I)	598	6,883
Limoneira Company	516	11,099
McCormick & Company, Inc.	3,000	279,990
Mead Johnson Nutrition Company	4,460	315,590
Mondelez International, Inc., Class A	37,080	1,643,756
Omega Protein Corp. (I)	623	15,606
Pilgrim’s Pride Corp.	6,123	116,276
Pinnacle Foods, Inc.	2,785	148,858
Post Holdings, Inc. (I)	1,528	122,836
Sanderson Farms, Inc.	556	52,397
Seaboard Corp. (I)	28	110,656
Seneca Foods Corp., Class A (I)	278	11,134
Snyder’s-Lance, Inc.	2,304	88,335
The Hain Celestial Group, Inc. (I)	2,514	98,121
The Hershey Company	5,093	526,769
The J.M. Smucker Company	2,850	364,971
The Kraft Heinz Company	29,037	2,535,511
The WhiteWave Foods Company (I)	4,197	233,353
Tootsie Roll Industries, Inc.	1,483	58,949
TreeHouse Foods, Inc. (I)	1,341	96,807
Tyson Foods, Inc., Class A	8,825	544,326
		12,145,693
Household products - 1.4%
Central Garden & Pet Company,
Class A (I)	1,095	33,836
Church & Dwight Company, Inc.	6,136	271,150
Colgate-Palmolive Company	21,339	1,396,424
Energizer Holdings, Inc.	1,459	65,086
HRG Group, Inc. (I)	4,972	77,364
Kimberly-Clark Corp.	8,587	979,948
Orchids Paper Products Company (L)	313	8,194
The Clorox Company	3,078	369,422
The Procter & Gamble Company	63,597	5,347,236
WD-40 Company	367	42,902
		8,591,562
Personal products - 0.2%
Avon Products, Inc. (I)	9,953	50,163
Coty, Inc., Class A	8,159	149,391

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Personal products (continued)
Edgewell Personal Care Company (I)	1,392	$101,602
Herbalife, Ltd. (I)(L)	2,243	107,978
Inter Parfums, Inc.	827	27,084
Lifevantage Corp. (I)	400	3,260
Mannatech, Inc.	243	4,933
Medifast, Inc.	325	13,530
Nu Skin Enterprises, Inc., Class A	1,393	66,558
Revlon, Inc., Class A (I)	1,335	38,915
Synutra International, Inc. (I)	1,786	9,555
The Estee Lauder Companies, Inc.,
Class A	8,828	675,254
The Female Health Company (I)	941	856
United-Guardian, Inc.	255	3,953
USANA Health Sciences, Inc. (I)	556	34,027
		1,287,059
Tobacco - 1.3%
Altria Group, Inc.	46,743	3,160,762
Philip Morris International, Inc.	37,065	3,391,077
Reynolds American, Inc.	34,090	1,910,404
Universal Corp.	512	32,640
Vector Group, Ltd. (L)	3,059	69,562
		8,564,445
		55,091,545
Energy - 7.4%
Energy equipment and services - 1.0%
Archrock Partners LP	1,288	20,660
Archrock, Inc.	1,574	20,777
Atwood Oceanics, Inc.	1,533	20,128
Baker Hughes, Inc.	10,509	682,770
Basic Energy Services, Inc. (I)	2	64
Bristow Group, Inc.	775	15,872
C&J Energy Services, Ltd. (I)	2,951	670
CARBO Ceramics, Inc. (I)	550	5,753
CSI Compressco LP	937	9,117
Dawson Geophysical Company (I)	413	3,321
Diamond Offshore Drilling, Inc. (I)	3,330	58,941
Dril-Quip, Inc. (I)	921	55,306
Exterran Corp. (I)	787	18,809
Fairmount Santrol Holdings, Inc. (I)	4,054	47,797
FMC Technologies, Inc. (I)	5,491	195,095
Forum Energy Technologies, Inc. (I)	2,178	47,916
Geospace Technologies Corp. (I)	318	6,474
Gulfmark Offshore, Inc., Class A (I)(L)	652	1,141
Halliburton Company	20,539	1,110,955
Helix Energy Solutions Group, Inc. (I)	2,492	21,979
Helmerich & Payne, Inc.	2,579	199,615
Hornbeck Offshore Services, Inc. (I)	906	6,541
Key Energy Services, Inc. (I)	18	573
Matrix Service Company (I)	756	17,161
McDermott International, Inc. (I)	5,524	40,822
Mitcham Industries, Inc. (I)	331	1,374
Nabors Industries, Ltd.	6,927	113,603
National Oilwell Varco, Inc.	9,076	339,805
Natural Gas Services Group, Inc. (I)	382	12,281
Newpark Resources, Inc. (I)	1,864	13,980
Nuverra Environmental Solutions, Inc. (I)	513	92
Oceaneering International, Inc.	2,388	67,365
Oil States International, Inc. (I)	1,241	48,399
Parker Drilling Company (I)	3,008	7,821
Patterson-UTI Energy, Inc.	3,410	91,797
PHI, Inc. (I)	416	7,496

The accompanying notes are an integral part of the financial statements.	173

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
Pioneer Energy Services Corp. (I)	1,558	$10,672
RigNet, Inc. (I)	493	11,413
Rowan Companies PLC, Class A (I)	2,839	53,629
RPC, Inc.	5,171	102,438
Schlumberger, Ltd.	33,218	2,788,651
SEACOR Holdings, Inc. (I)	397	28,298
Superior Energy Services, Inc.	3,634	61,342
Tesco Corp. (I)	1,032	8,514
TETRA Technologies, Inc. (I)	2,105	10,567
Tidewater, Inc. (I)(L)	1,167	3,979
Unit Corp. (I)	1,166	31,330
USA Compression Partners LP	1,391	24,064
Willbros Group, Inc. (I)	1,365	4,423
		6,451,590
Oil, gas and consumable fuels - 6.4%
Abraxas Petroleum Corp. (I)	2,156	5,541
Adams Resources & Energy, Inc.	152	6,027
Alliance Holdings GP LP	1,310	36,811
Alliance Resource Partners LP	1,688	37,896
Alon USA Energy, Inc.	1,778	20,234
Alon USA Partners LP	1,451	13,930
American Midstream Partners LP (L)	899	16,362
Amyris, Inc. (I)	4,111	3,001
Anadarko Petroleum Corp.	12,217	851,891
Antero Midstream Partners LP	4,222	130,375
Antero Resources Corp. (I)	6,634	156,894
Apache Corp.	9,077	576,117
Atlas Energy Group LLC (I)	624	449
Bill Barrett Corp. (I)	1,147	8,018
Black Stone Minerals LP	4,666	87,627
Blueknight Energy Partners LP	1,840	12,604
Boardwalk Pipeline Partners LP	5,836	101,313
Bonanza Creek Energy, Inc. (I)	1,298	1,324
BP Prudhoe Bay Royalty Trust	520	12,350
BreitBurn Energy Partners LP (I)	5,548	1,387
Buckeye Partners LP (L)	3,089	204,368
Cabot Oil & Gas Corp.	11,097	259,226
California Resources Corp. (I)(L)	1,114	23,717
Callon Petroleum Company (I)	3,189	49,015
Calumet Specialty Products Partners LP	1,730	6,920
Carrizo Oil & Gas, Inc. (I)	1,471	54,942
Cheniere Energy Partners LP (L)	8,142	234,652
Cheniere Energy, Inc. (I)	5,652	234,162
Chesapeake Energy Corp. (I)	16,916	118,750
Chevron Corp.	44,980	5,294,146
Cimarex Energy Company	2,267	308,085
Clayton Williams Energy, Inc. (I)	276	32,916
Clean Energy Fuels Corp. (I)	2,565	7,336
Cloud Peak Energy, Inc. (I)	1,465	8,219
Cobalt International Energy, Inc. (I)	10,199	12,443
Columbia Pipeline Partners LP	2,407	41,280
Comstock Resources, Inc. (I)	240	2,364
Concho Resources, Inc. (I)	3,137	415,966
Cone Midstream Partners LP	1,410	33,206
ConocoPhillips	29,600	1,484,144
CONSOL Energy, Inc.	5,391	98,278
Continental Resources, Inc. (I)	8,890	458,191
Crestwood Equity Partners LP (L)	1,757	44,891
CrossAmerica Partners LP	777	19,573
CVR Refining LP (I)	3,624	37,690
DCP Midstream Partners LP	2,713	104,125
Delek Logistics Partners LP	591	16,873
Delek US Holdings, Inc.	1,438	34,613

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Denbury Resources, Inc. (I)	8,232	$30,294
Devon Energy Corp.	12,568	573,981
DHT Holdings, Inc.	104	431
Diamondback Energy, Inc. (I)	1,702	172,004
Dominion Midstream Partners LP	1,950	57,623
Dorchester Minerals LP	915	16,058
Dorian LPG, Ltd. (I)	1,398	11,478
Eclipse Resources Corp. (I)	5,786	15,449
Emerge Energy Services LP (I)	540	6,647
Enable Midstream Partners LP	5,323	83,731
Enbridge Energy Management LLC (I)	2,059	53,329
Enbridge Energy Partners LP	6,298	160,473
Energen Corp. (I)	2,343	135,121
Energy Fuels, Inc. (I)	636	1,043
Energy Transfer Equity LP	24,958	481,939
Energy Transfer Partners LP	12,380	443,328
Energy XXI, Ltd. (I)	5,192	130
EnLink Midstream LLC	4,365	83,153
EnLink Midstream Partners LP	7,891	145,352
Enterprise Products Partners LP	49,634	1,342,103
EOG Resources, Inc.	13,147	1,329,162
EP Energy Corp., Class A (I)	5,818	38,108
EQT Corp.	4,117	269,252
EQT GP Holdings LP (L)	6,386	160,991
EQT Midstream Partners LP	1,843	141,321
EV Energy Partners LP (L)	1,057	2,209
EXCO Resources, Inc. (I)	6,714	5,866
Exxon Mobil Corp.	98,990	8,934,837
Foresight Energy LP (I)	1,572	10,171
Gastar Exploration, Inc. (I)	4,814	7,462
Gener8 Maritime, Inc. (I)	2,175	9,744
Genesis Energy LP	2,611	94,048
Gevo, Inc. (I)	541	94
Global Partners LP	689	13,401
Green Plains, Inc.	981	27,321
Gulfport Energy Corp. (I)	3,022	65,396
Halcon Resources Corp. (I)	92	859
Hallador Energy Company	826	7,508
Harvest Natural Resources, Inc. (I)	245	1,514
Hess Corp.	7,582	472,283
Holly Energy Partners LP	1,400	44,884
HollyFrontier Corp.	4,214	138,051
Houston American Energy Corp. (I)	690	123
Hugoton Royalty Trust	1,047	2,225
Hyperdynamics Corp. (I)	479	1,044
International Seaways, Inc. (I)	551	7,736
Isramco, Inc. (I)	58	7,209
Jones Energy, Inc., Class A (I)	1,547	7,735
Kinder Morgan, Inc.	53,304	1,103,926
Laredo Petroleum, Inc. (I)	5,556	78,562
Legacy Reserves LP (I)	2,032	4,308
Linn Energy LLC (I)	8,210	831
LinnCo LLC (I)	2,890	160
Lucas Energy, Inc. (I)(L)	1,204	1,565
Magellan Midstream Partners LP	5,447	411,957
Marathon Oil Corp.	20,352	352,293
Marathon Petroleum Corp.	12,639	636,374
Martin Midstream Partners LP (L)	822	15,084
Matador Resources Company (I)(L)	2,374	61,154
Memorial Production Partners LP	2,018	252
Mid-Con Energy Partners LP (I)	778	2,023
Midcoast Energy Partners LP	1,048	7,388
MPLX LP	8,261	285,996

The accompanying notes are an integral part of the financial statements.	174

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Murphy Oil Corp.	4,071	$126,730
Natural Resource Partners LP	256	8,269
Newfield Exploration Company (I)	4,760	192,780
Noble Energy, Inc.	10,251	390,153
Northern Oil and Gas, Inc. (I)(L)	1,562	4,296
NuStar Energy LP	1,916	95,417
NuStar GP Holdings LLC	1,048	30,287
Oasis Petroleum, Inc. (I)	4,465	67,600
Occidental Petroleum Corp.	18,248	1,299,805
ONEOK Partners LP (L)	6,751	290,361
ONEOK, Inc.	4,989	286,418
Overseas Shipholding Group, Inc.,
Class A	1,656	6,342
Pacific Ethanol, Inc. (I)	607	5,767
Panhandle Oil and Gas, Inc., Class A	388	9,137
Parsley Energy, Inc., Class A (I)	3,924	138,282
PBF Energy, Inc., Class A	2,230	62,172
PBF Logistics LP	511	9,300
PDC Energy, Inc. (I)	1,108	80,419
Peabody Energy Corp. (I)	438	2,190
PennTex Midstream Partners LP	417	6,251
PetroQuest Energy, Inc. (I)	417	1,380
Phillips 66	12,528	1,082,544
Phillips 66 Partners LP	2,304	112,067
Pioneer Natural Resources Company	3,903	702,813
Plains All American Pipeline LP	9,439	304,785
Plains GP Holdings LP, Class A	5,671	196,670
QEP Resources, Inc. (I)	5,793	106,649
Range Resources Corp.	5,898	202,655
Renewable Energy Group, Inc. (I)	1,196	11,601
Resolute Energy Corp. (I)	442	18,206
REX American Resources Corp. (I)	197	19,454
Rhino Resource Partners LP (I)	112	487
Rice Energy, Inc. (I)	3,753	80,127
Rice Midstream Partners LP	1,223	30,061
RSP Permian, Inc. (I)	2,375	105,973
Sanchez Energy Corp. (I)	1,465	13,229
SandRidge Mississippian Trust	505	657
SemGroup Corp., Class A	2,057	85,880
Shell Midstream Partners LP	3,932	114,382
Ship Finance International, Ltd. (L)	2,094	31,096
SM Energy Company	1,585	54,651
Southwestern Energy Company (I)	9,239	99,966
Spectra Energy Corp.	16,675	685,176
Spectra Energy Partners LP	6,940	318,130
Stone Energy Corp. (I)	129	922
Summit Midstream Partners LP	1,653	41,573
Sunoco Logistics Partners LP	7,041	169,125
Sunoco LP (L)	2,643	71,070
Swift Energy Company (I)	9	303
Synergy Resources Corp. (I)	4,684	41,734
Syntroleum Corp. (I)	371	247
Tallgrass Energy GP LP	3,872	103,770
Tallgrass Energy Partners LP (L)	1,697	80,523
Targa Resources Corp.	3,864	216,654
TC PipeLines LP	1,593	93,732
Teekay Corp. (L)	1,672	13,426
Tengasco, Inc. (I)	1,070	728
Tesoro Corp.	2,845	248,795
Tesoro Logistics LP (L)	2,227	113,154
The Williams Companies, Inc.	17,798	554,230
TransMontaigne Partners LP	375	16,601
Triangle Petroleum Corp. (I)	2,167	511

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
U.S. Energy Corp. (I)	175	$224
Uranium Energy Corp. (I)	2,161	2,420
Uranium Resources, Inc. (I)	3,461	4,742
USD Partners LP	774	12,229
VAALCO Energy, Inc. (I)	1,471	1,530
Valero Energy Corp.	11,193	764,706
Valero Energy Partners LP (L)	1,671	73,975
Vanguard Natural Resources LLC	658	443
Viper Energy Partners LP	1,860	29,927
Voc Energy Trust	1,007	3,202
W&T Offshore, Inc. (I)	1,817	5,033
Western Gas Equity Partners LP	5,241	221,956
Western Gas Partners LP	3,142	184,624
Western Refining Logistics LP	1,243	26,538
Western Refining, Inc.	2,188	82,816
Westmoreland Coal Company (I)	461	8,146
Westmoreland Resource Partners LP	664	3,745
Whiting Petroleum Corp. (I)	4,960	59,619
World Fuel Services Corp.	1,687	77,450
World Point Terminals LP	1,085	17,957
WPX Energy, Inc. (I)	6,423	93,583
Yuma Energy, Inc. (I)	124	422
		41,229,336
		47,680,926
Financials - 14.8%
Banks - 6.3%
1st Source Corp.	685	30,592
Access National Corp. (L)	397	11,021
Allegiance Bancshares, Inc. (I)	407	14,713
American National Bankshares, Inc.	401	13,955
Ameris Bancorp	787	34,313
AmeriServ Financial, Inc.	1,409	5,213
Ames National Corp.	411	13,563
Arrow Financial Corp.	401	16,241
Associated Banc-Corp.	3,482	86,005
Banc of California, Inc. (L)	1,252	21,722
BancFirst Corp.	357	33,219
BancorpSouth, Inc.	2,182	67,751
Bank of America Corp.	245,370	5,422,677
Bank of Hawaii Corp. (L)	1,017	90,198
Bank of Marin Bancorp	216	15,066
Bank of the Ozarks, Inc.	2,566	134,946
BankUnited, Inc.	2,340	88,195
Banner Corp.	845	47,159
Bar Harbor Bankshares	227	10,744
BB&T Corp.	19,693	925,965
Berkshire Hills Bancorp, Inc.	657	24,210
Blue Hills Bancorp, Inc.	748	14,025
BNC Bancorp	1,033	32,953
BOK Financial Corp.	1,606	133,362
Boston Private Financial Holdings, Inc.	2,048	33,894
Bridge Bancorp, Inc.	443	16,790
Brookline Bancorp, Inc.	1,880	30,832
Bryn Mawr Bank Corp.	468	19,726
Camden National Corp.	385	17,113
Capital Bank Financial Corp., Class A	371	14,562
Capital City Bank Group, Inc.	700	14,336
Cardinal Financial Corp.	786	25,773
Cascade Bancorp (I)	2,560	20,787
Cathay General Bancorp	1,785	67,884
CenterState Banks, Inc.	1,116	28,090
Central Pacific Financial Corp.	770	24,193

The accompanying notes are an integral part of the financial statements.	175

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Century Bancorp, Inc., Class A	253	$15,180
Chemical Financial Corp.	1,518	82,230
CIT Group, Inc.	4,816	205,547
Citigroup, Inc.	70,094	4,165,686
Citizens & Northern Corp.	620	16,244
Citizens Financial Group, Inc.	12,633	450,114
City Holding Company	365	24,674
CNB Financial Corp.	615	16,445
CoBiz Financial, Inc.	899	15,184
Columbia Banking System, Inc.	1,342	59,961
Comerica, Inc.	4,208	286,607
Commerce Bancshares, Inc.	2,300	132,934
Community Bank Systems, Inc.	990	61,172
Community Trust Bancorp, Inc.	429	21,278
ConnectOne Bancorp, Inc.	880	22,836
CU Bancorp (I)	517	18,509
Cullen/Frost Bankers, Inc.	1,423	125,551
Customers Bancorp, Inc. (I)	591	21,170
CVB Financial Corp.	2,526	57,921
Eagle Bancorp, Inc. (I)	854	52,051
East West Bancorp, Inc.	3,355	170,535
Eastern Virginia Bankshares, Inc.	783	8,182
Enterprise Bancorp, Inc.	379	14,235
Enterprise Financial Services Corp.	463	19,909
Farmers Capital Bank Corp.	348	14,633
FCB Financial Holdings, Inc., Class A (I)	906	43,216
Fidelity Southern Corp.	691	16,356
Fifth Third Bancorp	18,310	493,821
Financial Institutions, Inc.	436	14,911
First BanCorp (I)	5,138	33,962
First Bancorp	600	16,284
First Bancorp, Inc.	515	17,047
First Busey Corp.	887	27,302
First Citizens BancShares, Inc., Class A	285	101,175
First Commonwealth Financial Corp.	2,339	33,167
First Community Bancshares, Inc.	511	15,402
First Connecticut Bancorp, Inc.	622	14,088
First Financial Bancorp	1,424	40,513
First Financial Bankshares, Inc.	1,502	67,890
First Financial Corp.	366	19,325
First Horizon National Corp.	5,404	108,134
First Interstate BancSystem, Inc., Class A	1,017	43,273
First Merchants Corp.	902	33,960
First Midwest Bancorp, Inc.	1,885	47,559
First NBC Bank Holding Company (I)	623	4,548
First Republic Bank	3,450	317,883
Flushing Financial Corp.	641	18,839
FNB Corp.	5,093	81,641
Franklin Financial Network, Inc. (I)	275	11,509
Fulton Financial Corp.	4,252	79,938
German American Bancorp, Inc.	400	21,044
Glacier Bancorp, Inc.	1,833	66,410
Great Southern Bancorp, Inc.	365	19,947
Great Western Bancorp, Inc.	1,278	55,708
Guaranty Bancorp	637	15,415
Hancock Holding Company	1,832	78,959
Hanmi Financial Corp.	689	24,046
Heartland Financial USA, Inc.	556	26,688
Heritage Commerce Corp.	1,070	15,440
Heritage Financial Corp.	791	20,368
Heritage Oaks Bancorp	1,292	15,930
Hilltop Holdings, Inc.	2,495	74,351
Home BancShares, Inc.	3,500	97,195

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Hope Bancorp, Inc.	3,241	$70,945
Horizon Bancorp	573	16,044
Huntington Bancshares, Inc.	25,711	339,899
IBERIABANK Corp.	942	78,893
Independent Bank Corp. (MA)	558	39,311
Independent Bank Corp. (MI)	832	18,054
Independent Bank Group, Inc.	409	25,522
International Bancshares Corp.	1,624	66,259
Investors Bancorp, Inc.	7,583	105,783
JPMorgan Chase & Co.	87,299	7,533,031
KeyCorp	25,401	464,076
Lakeland Bancorp, Inc.	1,145	22,328
Lakeland Financial Corp.	535	25,338
LegacyTexas Financial Group, Inc.	1,099	47,323
Live Oak Bancshares, Inc.	879	16,262
M&T Bank Corp.	3,774	590,367
Macatawa Bank Corp.	1,149	11,961
MainSource Financial Group, Inc.	561	19,298
MB Financial, Inc.	1,784	84,258
Mercantile Bank Corp.	458	17,267
Merchants Bancshares, Inc.	374	20,271
Midland States Bancorp, Inc.	563	20,369
MidWestOne Financial Group, Inc.	398	14,965
MutualFirst Financial, Inc.	388	12,843
National Bank Holdings Corp., Class A	815	25,990
National Bankshares, Inc.	347	15,077
National Commerce Corp. (I)	455	16,903
NBT Bancorp, Inc.	992	41,545
Northrim BanCorp, Inc.	304	9,606
OFG Bancorp	1,164	15,248
Old National Bancorp	2,775	50,366
Pacific Continental Corp.	640	13,984
Pacific Premier Bancorp, Inc. (I)	598	21,139
PacWest Bancorp	2,892	157,440
Park National Corp.	373	44,633
Peapack Gladstone Financial Corp.	529	16,336
Penns Woods Bancorp, Inc. (L)	256	12,928
Penson Worldwide, Inc. (I)	1,757	7
People’s United Financial, Inc.	7,363	142,548
People’s Utah Bancorp	695	18,661
Peoples Bancorp, Inc.	546	17,723
Pinnacle Financial Partners, Inc.	1,118	77,477
Popular, Inc.	2,351	103,021
Porter Bancorp, Inc. (I)	120	1,478
Preferred Bank	403	21,125
PrivateBancorp, Inc.	1,932	104,695
Prosperity Bancshares, Inc.	1,581	113,484
QCR Holdings, Inc.	346	14,982
Regions Financial Corp.	30,295	435,036
Renasant Corp.	1,074	45,344
Republic Bancorp, Inc., Class A	485	19,177
Republic First Bancorp, Inc. (I)	1,946	16,249
S&T Bancorp, Inc.	834	32,559
Sandy Spring Bancorp, Inc.	550	21,995
Seacoast Banking Corp. of Florida (I)	961	21,200
ServisFirst Bancshares, Inc.	1,310	49,046
Sierra Bancorp	534	14,199
Signature Bank (I)	1,184	177,837
Simmons First National Corp., Class A	693	43,070
South State Corp.	607	53,052
Southside Bancshares, Inc.	561	21,133
Southwest Bancorp, Inc.	631	18,299
Sterling Bancorp	3,154	73,804

The accompanying notes are an integral part of the financial statements.	176

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Stock Yards Bancorp, Inc.	522	$24,508
Suffolk Bancorp	326	13,959
Sun Bancorp, Inc.	653	16,978
SunTrust Banks, Inc.	11,948	655,348
SVB Financial Group (I)	1,210	207,709
Synovus Financial Corp.	3,049	125,253
TCF Financial Corp.	4,229	82,846
Texas Capital Bancshares, Inc. (I)	1,138	89,219
The Bancorp, Inc. (I)	1,064	8,363
The First of Long Island Corp.	640	18,272
The PNC Financial Services Group, Inc.	11,900	1,391,824
Tompkins Financial Corp.	309	29,213
Towne Bank	1,884	62,643
TriCo Bancshares	545	18,628
TriState Capital Holdings, Inc. (I)	734	16,221
Trustmark Corp.	1,580	56,327
U.S. Bancorp	41,186	2,115,725
UMB Financial Corp.	1,204	92,852
Umpqua Holdings Corp.	5,147	96,661
Union Bankshares Corp.	1,081	38,635
United Bankshares, Inc.	1,602	74,093
United Community Banks, Inc.	1,765	52,279
United Security Bancshares/Fresno CA (I)	912	7,068
Univest Corp. of Pennsylvania	2,751	85,006
Valley National Bancorp	5,639	65,638
Washington Trust Bancorp, Inc.	492	27,577
WashingtonFirst Bankshare, Inc.	391	11,323
Webster Financial Corp.	2,088	113,337
Wells Fargo & Company	121,225	6,680,710
WesBanco, Inc.	809	34,836
West Bancorporation, Inc.	604	14,919
Westamerica Bancorporation	587	36,940
Western Alliance Bancorp (I)	2,473	120,460
Wintrust Financial Corp.	1,120	81,278
Yadkin Financial Corp.	1,185	40,598
Zions Bancorporation	4,758	204,784
		40,484,913
Capital markets - 3.2%
Affiliated Managers Group, Inc. (I)	1,299	188,745
AllianceBernstein Holding LP (L)	2,389	56,022
American Capital, Ltd. (I)	5,046	90,424
Ameriprise Financial, Inc.	3,950	438,213
Apollo Investment Corp.	5,361	31,415
Ares Capital Corp. (L)	7,269	119,866
Ares Management LP	1,977	37,958
Arlington Asset Investment Corp.,
Class A	677	10,033
Artisan Partners Asset Management, Inc.,
Class A	1,735	51,616
Ashford, Inc. (I)	93	4,102
Associated Capital Group, Inc., Class A	622	20,433
Bats Global Markets, Inc.	2,322	77,810
BGC Partners, Inc., Class A	6,607	67,590
BlackRock Capital Investment Corp.	1,786	12,431
BlackRock, Inc.	3,896	1,482,584
Capitala Finance Corp.	448	5,793
CBOE Holdings, Inc.	1,984	146,598
CME Group, Inc.	8,092	933,412
Cohen & Steers, Inc.	1,079	36,254
Cowen Group, Inc., Class A (I)(L)	704	10,912
Diamond Hill Investment Group, Inc.	78	16,410

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Donnelley Financial Solutions, Inc. (I)	629	$14,454
E*TRADE Financial Corp. (I)	6,675	231,289
Eaton Vance Corp.	2,769	115,966
Ellington Financial LLC	739	11,469
Evercore Partners, Inc., Class A	903	62,036
FactSet Research Systems, Inc.	963	157,383
Federated Investors, Inc., Class B	2,537	71,746
Fidus Investment Corp.	459	7,220
Fifth Street Asset Management, Inc.	1,595	10,687
Fifth Street Finance Corp.	3,923	21,067
Financial Engines, Inc.	1,559	57,293
Fortress Investment Group LLC, Class A	9,373	45,553
Franklin Resources, Inc.	13,992	553,803
FS Investment Corp. (L)	5,942	61,203
FXCM, Inc., Class A (I)	110	776
GAIN Capital Holdings, Inc.	1,162	7,646
GAMCO Investors, Inc., Class A	797	24,619
Gladstone Capital Corp.	569	5,343
Gladstone Investment Corp.	1,494	12,639
Golub Capital BDC, Inc.	1,025	18,850
Greenhill & Company, Inc.	703	19,473
Harris & Harris Group, Inc. (I)	1,138	1,570
Hercules Capital, Inc.	1,774	25,031
Horizon Technology Finance Corp.	275	2,896
Houlihan Lokey, Inc.	363	11,297
Interactive Brokers Group, Inc., Class A	1,538	56,152
Intercontinental Exchange, Inc.	14,180	800,036
INTL. FCStone, Inc. (I)	465	18,414
Invesco, Ltd.	9,973	302,581
Investment Technology Group, Inc.	961	18,970
Janus Capital Group, Inc.	4,317	57,287
KCAP Financial, Inc.	1,450	5,771
Ladenburg Thalmann Financial Services,
Inc. (I)(L)	4,635	11,309
Lazard, Ltd., Class A	3,098	127,297
Legg Mason, Inc.	2,604	77,886
LPL Financial Holdings, Inc.	2,228	78,448
Main Street Capital Corp.	1,289	47,397
MarketAxess Holdings, Inc.	912	133,991
Medallion Financial Corp.	722	2,180
Medley Capital Corp.	1,736	13,037
Moelis & Company, Class A	1,259	42,680
Monroe Capital Corp.	606	9,320
Moody’s Corp.	4,636	437,036
Morgan Stanley	46,258	1,954,401
Morningstar, Inc.	1,062	78,121
MSCI, Inc.	2,292	180,564
MVC Capital, Inc.	586	5,028
Nasdaq, Inc.	3,882	260,560
New Mountain Finance Corp.	1,367	19,275
Newtek Business Services Corp.	506	8,045
Northern Trust Corp.	5,412	481,939
Northstar Asset Management, Inc.	4,555	67,961
Oaktree Capital Group LLC	3,643	136,613
Och-Ziff Capital Management Group
LLC, Class A (I)	11,717	38,783
Oppenheimer Holdings, Inc., Class A	428	7,961
PennantPark Floating Rate Capital, Ltd.	888	12,530
PennantPark Investment Corp.	1,523	11,666
Piper Jaffray Companies (I)	361	26,173
Prospect Capital Corp. (L)	8,642	72,161
Pzena Investment Management, Inc.,
Class A	2,091	23,231

The accompanying notes are an integral part of the financial statements.	177

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Raymond James Financial, Inc.	3,380	$234,133
S&P Global, Inc.	6,314	679,008
SEI Investments Company	3,871	191,073
Solar Capital, Ltd.	945	19,675
Solar Senior Capital, Ltd.	600	9,864
State Street Corp.	9,455	734,843
Stellus Capital Investment Corp.	533	6,428
Stifel Financial Corp. (I)	1,589	79,371
T. Rowe Price Group, Inc.	5,909	444,711
TCP Capital Corp.	1,223	20,669
TD Ameritrade Holding Corp.	12,644	551,278
The Bank of New York Mellon Corp.	25,733	1,219,230
The Blackstone Group LP	14,923	403,369
The Carlyle Group LP	2,076	31,659
The Charles Schwab Corp.	31,579	1,246,423
The Goldman Sachs Group, Inc.	9,909	2,372,710
TheStreet, Inc. (I)	2,512	2,135
THL Credit, Inc.	1,140	11,411
Thomson Reuters Corp.	17,901	783,706
TICC Capital Corp.	1,539	10,173
TPG Specialty Lending, Inc.	1,490	27,833
Triangle Capital Corp.	914	16,763
TriplePoint Venture Growth BDC Corp.	664	7,822
U.S. Global Investors, Inc., Class A	1,559	2,120
Value Line, Inc.	382	7,449
Virtu Financial, Inc., Class A	3,420	54,549
Virtus Investment Partners, Inc.	232	27,388
Waddell & Reed Financial, Inc., Class A (L)	1,952	38,084
Westwood Holdings Group, Inc.	196	11,758
WhiteHorse Finance, Inc.	443	5,391
WisdomTree Investments, Inc. (L)	3,238	36,071
		20,301,831
Consumer finance - 0.8%
American Express Company	22,707	1,682,135
Asta Funding, Inc. (I)	529	5,184
Atlanticus Holdings Corp. (I)	1,048	2,987
Capital One Financial Corp.	12,214	1,065,549
Credit Acceptance Corp. (I)	482	104,840
Discover Financial Services	9,810	707,203
Emergent Capital, Inc. (I)	1,420	1,718
Encore Capital Group, Inc. (I)	614	17,591
Enova International, Inc. (I)	650	8,158
EZCORP, Inc., Class A (I)	1,228	13,078
FirstCash, Inc.	1,135	53,345
Green Dot Corp., Class A (I)	1,164	27,412
Navient Corp.	7,832	128,680
Nelnet, Inc., Class A	1,071	54,353
OneMain Holdings, Inc. (I)	3,202	70,892
PRA Group, Inc. (I)	1,203	47,037
Regional Management Corp. (I)	398	10,459
Santander Consumer USA Holdings, Inc. (I)	8,373	113,036
SLM Corp. (I)	10,289	113,385
Synchrony Financial	19,983	724,783
World Acceptance Corp. (I)	222	14,270
		4,966,095
Diversified financial services - 1.6%
Berkshire Hathaway, Inc., Class B (I)	59,980	9,775,540
Leucadia National Corp.	8,626	200,555
Marlin Business Services Corp.	471	9,844
NewStar Financial, Inc. (I)	1,315	12,164
On Deck Capital, Inc. (I)	1,683	7,792
PICO Holdings, Inc. (I)	659	9,984

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified financial services (continued)
Voya Financial, Inc.	4,896	$192,021
		10,207,900
Insurance - 2.4%
Aflac, Inc.	9,844	685,142
Alleghany Corp. (I)	369	224,396
American Equity Investment Life
Holding Company	1,878	42,330
American Financial Group, Inc.	2,113	186,198
American International Group, Inc.	26,737	1,746,193
American National Insurance Company	645	80,373
AMERISAFE, Inc.	428	26,686
AmTrust Financial Services, Inc.	4,187	114,640
Arch Capital Group, Ltd. (I)	2,904	250,586
Argo Group International Holdings, Ltd.	722	47,580
Arthur J. Gallagher & Company	4,192	217,816
Aspen Insurance Holdings, Ltd.	1,417	77,935
Assurant, Inc.	1,469	136,411
Assured Guaranty, Ltd.	3,108	117,389
Axis Capital Holdings, Ltd.	2,124	138,633
Baldwin & Lyons, Inc., Class B	567	14,288
Brown & Brown, Inc.	3,305	148,262
Cincinnati Financial Corp.	3,911	296,258
Citizens, Inc. (I)	1,597	15,683
CNA Financial Corp.	6,546	271,659
CNO Financial Group, Inc.	4,256	81,502
Conifer Holdings, Inc. (I)	710	5,787
Crawford & Company, Class B	1,640	20,598
eHealth, Inc. (I)	439	4,675
Employers Holdings, Inc.	815	32,274
Endurance Specialty Holdings, Ltd.	1,539	142,204
Enstar Group, Ltd. (I)	365	72,161
Erie Indemnity Company, Class A	1,084	121,896
Everest Re Group, Ltd.	973	210,557
FBL Financial Group, Inc., Class A	598	46,734
Federated National Holding Company	385	7,196
Fidelity & Guaranty Life	1,517	35,953
First American Financial Corp.	2,568	94,066
FNF Group	6,537	221,997
Genworth Financial, Inc., Class A (I)	12,616	48,067
HCI Group, Inc.	331	13,068
Health Insurance Innovations, Inc.,
Class A (I)(L)	1,218	21,741
Heritage Insurance Holdings, Inc.	903	14,150
Horace Mann Educators Corp.	1,077	46,096
Independence Holding Company	527	10,303
Infinity Property & Casualty Corp.	294	25,843
Investors Title Company	81	12,813
Kansas City Life Insurance Company	297	14,108
Kemper Corp.	1,316	58,299
Lincoln National Corp.	5,719	378,998
Loews Corp.	8,076	378,199
Maiden Holdings, Ltd.	1,994	34,795
Markel Corp. (I)	333	301,199
Marsh & McLennan Companies, Inc.	12,423	839,671
MBIA, Inc. (I)	3,425	36,648
Mercury General Corp.	1,321	79,537
MetLife, Inc.	26,255	1,414,882
National General Holdings Corp.	2,687	67,148
National Western Life Group, Inc.,
Class A	100	31,080
Old Republic International Corp.	6,320	120,080
OneBeacon Insurance Group, Ltd.,
Class A	2,595	41,650

The accompanying notes are an integral part of the financial statements.	178

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Patriot National, Inc. (I)	905	$4,208
Primerica, Inc.	1,095	75,719
Principal Financial Group, Inc.	6,975	403,574
ProAssurance Corp.	1,245	69,969
Prudential Financial, Inc.	10,536	1,096,376
Reinsurance Group of America, Inc.	1,491	187,613
RenaissanceRe Holdings, Ltd.	970	132,133
RLI Corp.	1,092	68,938
Safety Insurance Group, Inc.	377	27,785
Selective Insurance Group, Inc.	1,417	61,002
State Auto Financial Corp.	1,117	29,947
State National Companies, Inc.	1,118	15,495
Stewart Information Services Corp.	549	25,298
The Allstate Corp.	8,947	663,152
The Hanover Insurance Group, Inc.	1,016	92,466
The Hartford Financial Services Group, Inc.	9,403	448,053
The Navigators Group, Inc.	351	41,330
The Progressive Corp.	13,941	494,906
The Travelers Companies, Inc.	6,979	854,369
Torchmark Corp.	2,828	208,593
Trupanion, Inc. (I)(L)	779	12,090
United Fire Group, Inc.	597	29,354
United Insurance Holdings Corp.	687	10,401
Universal Insurance Holdings, Inc.	966	27,434
Unum Group	5,653	248,336
Validus Holdings, Ltd.	1,839	101,163
W.R. Berkley Corp.	2,938	195,406
White Mountains Insurance Group, Ltd.	117	97,818
		15,647,361
Mortgage real estate investment trusts - 0.2%
AG Mortgage Investment Trust, Inc.	872	14,920
AGNC Investment Corp.	7,715	139,873
Altisource Residential Corp.	1,526	16,847
Annaly Capital Management, Inc.	23,902	238,303
Anworth Mortgage Asset Corp.	3,235	16,725
Apollo Commercial Real Estate Finance, Inc.	1,879	31,229
Arbor Realty Trust, Inc.	1,351	10,078
Ares Commercial Real Estate Corp.	819	11,245
ARMOUR Residential REIT, Inc.	788	17,092
Blackstone Mortgage Trust, Inc., Class A	2,139	64,320
Capstead Mortgage Corp.	2,151	21,919
Chimera Investment Corp.	4,170	70,973
Colony Capital, Inc., Class A	2,835	57,409
CYS Investments, Inc.	3,038	23,484
Drive Shack, Inc. (I)	1,798	6,760
Dynex Capital, Inc.	1,153	7,863
Five Oaks Investment Corp.	1,049	5,214
Great Ajax Corp.	489	6,489
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	1,117	21,212
Invesco Mortgage Capital, Inc.	2,791	40,749
Ladder Capital Corp.	2,583	35,439
MFA Financial, Inc.	9,061	69,135
MTGE Investment Corp.	1,180	18,526
New Residential Investment Corp.	5,256	82,624
New York Mortgage Trust, Inc.	2,737	18,064
Orchid Island Capital, Inc.	669	7,245
Owens Realty Mortgage, Inc.	632	11,705
PennyMac Mortgage Investment Trust	1,521	24,899
Redwood Trust, Inc.	1,693	25,751
Resource Capital Corp.	801	6,672
Starwood Property Trust, Inc.	5,565	122,152
Two Harbors Investment Corp.	7,848	68,435

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Mortgage real estate investment trusts (continued)
Western Asset Mortgage Capital Corp.	1,122	$11,299
		1,324,650
Thrifts and mortgage finance - 0.3%
Astoria Financial Corp.	2,156	40,209
Bank Mutual Corp.	1,444	13,646
BankFinancial Corp.	780	11,560
Bear State Financial, Inc.	1,178	11,957
Beneficial Bancorp, Inc. (I)	1,662	30,581
BofI Holding, Inc. (I)(L)	1,568	44,766
BSB Bancorp, Inc. (I)	420	12,159
Capitol Federal Financial, Inc.	3,236	53,265
Charter Financial Corp.	575	9,585
Clifton Bancorp, Inc.	784	13,265
Dime Community Bancshares, Inc.	949	19,075
ESSA Bancorp, Inc.	523	8,222
EverBank Financial Corp.	3,087	60,042
Federal Agricultural Mortgage Corp.,
Class C	323	18,498
Federal Home Loan Mortgage Corp. (I)(L)	15,491	57,936
Federal National Mortgage Association (I)(L)	27,693	108,003
First Defiance Financial Corp.	230	11,670
Flagstar Bancorp, Inc. (I)	1,276	34,375
Home Bancorp, Inc.	348	13,436
HomeStreet, Inc. (I)	713	22,531
Impac Mortgage Holdings, Inc. (I)	266	3,729
Kearny Financial Corp.	2,372	36,885
Lake Sunapee Bank Group	301	7,101
LendingTree, Inc. (I)	265	26,858
Meridian Bancorp, Inc.	1,422	26,876
Meta Financial Group, Inc.	188	19,345
MGIC Investment Corp. (I)	8,139	82,936
New York Community Bancorp, Inc.	11,358	180,706
Northfield Bancorp, Inc.	1,351	26,979
Northwest Bancshares, Inc.	2,375	42,821
OceanFirst Financial Corp.	639	19,189
Ocwen Financial Corp. (I)(L)	2,993	16,132
Oritani Financial Corp.	1,190	22,313
PennyMac Financial Services, Inc.,
Class A (I)	670	11,156
PHH Corp. (I)	1,363	20,663
Provident Financial Holdings, Inc.	312	6,309
Provident Financial Services, Inc.	1,457	41,233
Radian Group, Inc.	5,284	95,006
Security National Financial Corp.,
Class A (I)	486	3,159
SI Financial Group, Inc.	511	7,869
Southern Missouri Bancorp, Inc.	279	9,871
Territorial Bancorp, Inc.	341	11,198
TFS Financial Corp.	6,864	130,691
TrustCo Bank Corp.	1,893	16,564
United Community Financial Corp.	1,925	17,210
United Financial Bancorp, Inc.	1,528	27,748
Walker & Dunlop, Inc. (I)	638	19,906
Walter Investment Management Corp. (I)	929	4,413
Washington Federal, Inc.	2,085	71,620
Western New England Bancorp, Inc.	804	7,517
WSFS Financial Corp.	723	33,511
		1,642,295
		94,575,045

The accompanying notes are an integral part of the financial statements.	179

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care - 11.5%
Biotechnology - 2.7%
AbbVie, Inc.	40,100	$2,511,062
ACADIA Pharmaceuticals, Inc. (I)	2,783	80,262
Acceleron Pharma, Inc. (I)	885	22,585
Achillion Pharmaceuticals, Inc. (I)	3,638	15,025
Acorda Therapeutics, Inc. (I)	997	18,744
Aduro Biotech, Inc. (I)(L)	1,449	16,519
Advaxis, Inc. (I)	705	5,048
Adverum Biotechnologies, Inc. (I)	534	1,549
Affymax, Inc. (I)	914	58
Agenus, Inc. (I)(L)	2,116	8,718
Agios Pharmaceuticals, Inc. (I)	891	37,181
Aimmune Therapeutics, Inc. (I)	940	19,223
Akebia Therapeutics, Inc. (I)	1,194	12,430
Alder Biopharmaceuticals, Inc. (I)	1,275	26,520
Aldeyra Therapeutics, Inc. (I)	790	4,227
Alexion Pharmaceuticals, Inc. (I)	5,353	654,940
Alkermes PLC (I)	3,550	197,309
Alnylam Pharmaceuticals, Inc. (I)	2,012	75,329
AMAG Pharmaceuticals, Inc. (I)	937	32,608
Ambit Biosciences Corp. (I)	515	309
Amgen, Inc.	17,930	2,621,545
Amicus Therapeutics, Inc. (I)(L)	3,292	16,361
Anthera Pharmaceuticals, Inc. (I)	1,412	917
Applied Genetic Technologies Corp. (I)	426	3,983
Aptevo Therapeutics, Inc. (I)	454	1,108
Ardelyx, Inc. (I)	547	7,767
Arena Pharmaceuticals, Inc. (I)	5,611	7,968
Argos Therapeutics, Inc. (I)	954	4,675
ARIAD Pharmaceuticals, Inc. (I)	4,350	54,114
ArQule, Inc. (I)	1,903	2,398
Array BioPharma, Inc. (I)	3,361	29,543
Arrowhead Pharmaceuticals, Inc. (I)(L)	1,191	1,846
Asterias Biotherapeutics, Inc. (I)	151	695
Atara Biotherapeutics, Inc. (I)(L)	628	8,918
aTyr Pharma, Inc. (I)	680	1,462
AVEO Pharmaceuticals, Inc. (I)	937	506
Avexis, Inc. (I)	563	26,872
Bellicum Pharmaceuticals, Inc. (I)(L)	735	10,011
BioCryst Pharmaceuticals, Inc. (I)	2,070	13,103
Biogen, Inc. (I)	5,232	1,483,691
BioMarin Pharmaceutical, Inc. (I)	3,885	321,833
BioSpecifics Technologies Corp. (I)	202	11,251
BioTime, Inc. (I)(L)	2,574	9,292
Bluebird Bio, Inc. (I)	874	53,926
Blueprint Medicines Corp. (I)	706	19,803
Cara Therapeutics, Inc. (I)(L)	670	6,224
Cascadian Therapeutics, Inc. (I)	501	2,159
Catabasis Pharmaceuticals, Inc. (I)	726	2,621
Catalyst Biosciences, Inc.	103	67
Catalyst Pharmaceuticals, Inc. (I)	2,787	2,926
CEL-SCI Corp. (I)	923	62
Celgene Corp. (I)	18,495	2,140,796
Celldex Therapeutics, Inc. (I)	2,434	8,616
ChemoCentryx, Inc. (I)	1,110	8,214
Chiasma, Inc. (I)	508	991
Chimerix, Inc. (I)	1,016	4,674
Cidara Therapeutics, Inc. (I)(L)	342	3,557
Clovis Oncology, Inc. (I)	1,028	45,664
Coherus Biosciences, Inc. (I)	972	27,362
CoLucid Pharmaceuticals, Inc. (I)(L)	647	23,551
Concert Pharmaceuticals, Inc. (I)	454	4,672
Corvus Pharmaceuticals, Inc. (I)	574	8,208

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
CTI BioPharma Corp. (I)	4,413	$1,778
Curis, Inc. (I)	4,091	12,600
Cytokinetics, Inc. (I)	1,006	12,223
CytomX Therapeutics, Inc. (I)	800	8,792
Cytori Therapeutics, Inc. (I)	309	467
CytRx Corp. (I)	2,583	961
Dicerna Pharmaceuticals, Inc. (I)	583	1,679
Dimension Therapeutics, Inc. (I)	662	2,880
DNIB Unwind, Inc. (I)	634	92
Dyax Corp. (I)	3,471	8,504
Dynavax Technologies Corp. (I)(L)	804	3,176
Eagle Pharmaceuticals, Inc. (I)	378	29,991
Edge Therapeutics, Inc. (I)	662	8,275
Editas Medicine, Inc. (I)	896	14,542
Eiger BioPharmaceuticals, Inc. (I)	326	3,798
Emergent BioSolutions, Inc. (I)	908	29,819
Enanta Pharmaceuticals, Inc. (I)	448	15,008
Enzon Pharmaceuticals, Inc.	1,758	642
Epirus Biopharmaceuticals, Inc. (I)	1,141	33
Epizyme, Inc. (I)(L)	1,122	13,576
Esperion Therapeutics, Inc. (I)(L)	486	6,085
Exact Sciences Corp. (I)	2,201	29,405
Exelixis, Inc. (I)	5,758	85,852
Fibrocell Science, Inc. (I)	1,483	934
FibroGen, Inc. (I)	1,476	31,586
Five Prime Therapeutics, Inc. (I)	729	36,530
Flexion Therapeutics, Inc. (I)	500	9,510
Fortress Biotech, Inc. (I)	808	2,182
Foundation Medicine, Inc. (I)(L)	860	15,222
Galena Biopharma, Inc. (I)	225	437
Genocea Biosciences, Inc. (I)	1,282	5,282
Genomic Health, Inc. (I)	747	21,954
Geron Corp. (I)(L)	3,630	7,514
Gilead Sciences, Inc.	31,794	2,276,768
Global Blood Therapeutics, Inc. (I)(L)	1,015	14,667
GTx, Inc. (I)	736	3,886
Halozyme Therapeutics, Inc. (I)	2,949	29,136
Idera Pharmaceuticals, Inc. (I)(L)	3,698	5,547
Immune Design Corp. (I)	707	3,889
ImmunoCellular Therapeutics, Ltd. (I)	51	105
ImmunoGen, Inc. (I)	1,931	3,939
Immunomedics, Inc. (I)(L)	2,223	8,158
Incyte Corp. (I)	4,481	449,310
Infinity Pharmaceuticals, Inc. (I)	1,260	1,701
Inotek Pharmaceuticals Corp. (I)(L)	727	4,435
Inovio Pharmaceuticals, Inc. (I)	1,582	10,979
Insmed, Inc. (I)	1,531	20,255
Insys Therapeutics, Inc. (I)(L)	1,808	16,634
Intellia Therapeutics, Inc. (I)(L)	877	11,497
Intercept Pharmaceuticals, Inc. (I)(L)	590	64,104
Intrexon Corp. (I)(L)	2,713	65,926
Invitae Corp. (I)(L)	887	7,043
Ionis Pharmaceuticals, Inc. (I)	2,873	137,416
Ironwood Pharmaceuticals, Inc. (I)	3,638	55,625
Juno Therapeutics, Inc. (I)(L)	2,544	47,954
KalVista Pharmaceuticals, Inc. (I)	68	481
Keryx Biopharmaceuticals, Inc. (I)	2,736	16,033
Kite Pharma, Inc. (I)(L)	1,121	50,266
Kura Oncology, Inc. (I)	759	4,478
Lexicon Pharmaceuticals, Inc. (I)	2,546	35,211
Ligand Pharmaceuticals, Inc. (I)	510	51,821
Loxo Oncology, Inc. (I)(L)	490	15,736
MacroGenics, Inc. (I)	912	18,641

The accompanying notes are an integral part of the financial statements.	180

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
MannKind Corp. (I)	9,636	$6,135
MediciNova, Inc. (I)	860	5,186
Merrimack Pharmaceuticals, Inc. (I)	3,467	14,145
MiMedx Group, Inc. (I)	2,892	25,623
Minerva Neurosciences, Inc. (I)(L)	973	11,433
Mirna Therapeutics, Inc. (I)	946	1,703
Momenta Pharmaceuticals, Inc. (I)	1,421	21,386
Myriad Genetics, Inc. (I)	1,697	28,289
NantKwest, Inc. (I)	1,904	10,891
Natera, Inc. (I)	1,204	14,099
Neuralstem, Inc. (I)	2,608	720
Neurocrine Biosciences, Inc. (I)	2,121	82,083
NewLink Genetics Corp. (I)(L)	619	6,363
Nivalis Therapeutics, Inc. (I)	796	1,783
Northwest Biotherapeutics, Inc. (I)	2,131	742
Novavax, Inc. (I)	6,532	8,230
Novelion Therapeutics, Inc. (I)	142	1,196
Omthera Pharmaceuticals, Inc. (I)	598	368
Oncocyte Corp. (I)	886	6,246
OncoGenex Pharmaceuticals, Inc. (I)	486	243
OncoMed Pharmaceuticals, Inc. (I)	930	7,170
Onconova Therapeutics, Inc. (I)	64	145
Ophthotech Corp. (I)	874	4,221
OPKO Health, Inc. (I)(L)	12,854	119,542
Oragenics, Inc. (I)	4,305	2,325
Osiris Therapeutics, Inc. (I)	877	4,306
Otonomy, Inc. (I)	782	12,434
OvaScience, Inc. (I)	722	1,105
PDL BioPharma, Inc.	3,871	8,207
Peregrine Pharmaceuticals, Inc. (I)	5,552	1,712
Pfenex, Inc. (I)	740	6,712
PharmAthene, Inc. (I)	2,050	6,663
Pieris Pharmaceuticals, Inc. (I)	2,635	3,689
Portola Pharmaceuticals, Inc. (I)	1,368	30,698
Progenics Pharmaceuticals, Inc. (I)	2,184	18,870
Pronai Therapeutics, Inc. (I)	660	983
Proteon Therapeutics, Inc. (I)	450	855
Proteostasis Therapeutics, Inc. (I)	529	6,486
PTC Therapeutics, Inc. (I)	811	8,848
Puma Biotechnology, Inc. (I)	760	23,332
Regeneron Pharmaceuticals, Inc. (I)	2,510	921,396
REGENXBIO, Inc. (I)(L)	608	11,278
Regulus Therapeutics, Inc. (I)	1,345	3,026
Repligen Corp. (I)	766	23,608
Retrophin, Inc. (I)	849	16,072
Rigel Pharmaceuticals, Inc. (I)	2,154	5,127
Sage Therapeutics, Inc. (I)	725	37,019
Sangamo BioSciences, Inc. (I)	1,501	4,578
Sarepta Therapeutics, Inc. (I)	1,190	32,642
Savient Pharmaceuticals, Inc. (I)	1,834	0
Seattle Genetics, Inc. (I)	3,367	177,677
Seres Therapeutics, Inc. (I)	886	8,771
SIGA Technologies, Inc. (I)	1,202	3,462
Spark Therapeutics, Inc. (I)	687	34,281
Spectrum Pharmaceuticals, Inc. (I)	1,952	8,647
Strongbridge Biopharma PLC (I)	858	2,059
Sunesis Pharmaceuticals, Inc. (I)	266	963
Synergy Pharmaceuticals, Inc. (I)	3,789	23,075
Synthetic Biologics, Inc. (I)	2,609	1,990
T2 Biosystems, Inc. (I)	536	2,819
TESARO, Inc. (I)	1,099	147,794
TetraLogic Pharmaceuticals Corp. (I)	2,672	164
Tonix Pharmaceuticals Holding Corp. (I)	871	409

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Tracon Pharmaceuticals, Inc. (I)	656	$3,214
Trevena, Inc. (I)	1,343	7,897
Trius Therapeutics, Inc. (I)	1,243	137
TrovaGene, Inc. (I)	1,127	2,367
Ultragenyx Pharmaceutical, Inc. (I)	923	64,896
United Therapeutics Corp. (I)	1,051	150,745
Vanda Pharmaceuticals, Inc. (I)	921	14,690
Veracyte, Inc. (I)	846	6,548
Vericel Corp. (I)	2,304	6,912
Versartis, Inc. (I)	943	14,051
Vertex Pharmaceuticals, Inc. (I)	5,911	435,463
Viking Therapeutics, Inc. (I)	1,807	2,150
Vital Therapies, Inc. (I)(L)	664	2,888
Voyager Therapeutics, Inc. (I)	580	7,389
vTv Therapeutics, Inc., Class A (I)	1,149	5,550
XBiotech, Inc. (I)(L)	884	8,946
Xencor, Inc. (I)	877	23,083
XOMA Corp. (I)	204	861
Zafgen, Inc. (I)	643	2,045
ZIOPHARM Oncology, Inc. (I)(L)	3,606	19,292
		17,357,716
Health care equipment and supplies - 2.0%
Abaxis, Inc.	590	31,134
Abbott Laboratories	35,111	1,348,614
ABIOMED, Inc. (I)	1,039	117,075
Accuray, Inc. (I)	1,959	9,011
Alere, Inc. (I)	2,048	79,811
Align Technology, Inc. (I)	1,916	184,185
Allied Healthcare Products, Inc. (I)	891	1,818
Alphatec Holdings, Inc. (I)	560	1,798
Analogic Corp.	318	26,378
AngioDynamics, Inc. (I)	1,074	18,118
Anika Therapeutics, Inc. (I)	332	16,255
AtriCure, Inc. (I)	914	17,887
Atrion Corp.	44	22,317
Avinger, Inc. (I)	287	1,062
Baxter International, Inc.	13,166	583,780
Becton, Dickinson and Company	5,059	837,517
Biolase, Inc. (I)	1,230	1,722
Boston Scientific Corp. (I)	32,411	701,050
Bovie Medical Corp. (I)	2,283	8,196
C.R. Bard, Inc.	1,741	391,133
Cantel Medical Corp.	1,032	81,270
Cardiovascular Systems, Inc. (I)	758	18,351
Cerus Corp. (I)	2,573	11,193
Cogentix Medical, Inc. (I)	741	1,489
ConforMIS, Inc. (I)	1,348	10,919
CONMED Corp.	658	29,064
CryoLife, Inc. (I)	887	16,986
Cutera, Inc. (I)	556	9,647
Cynosure, Inc., Class A (I)	563	25,673
Danaher Corp.	21,425	1,667,722
Delcath Systems, Inc. (I)	653	601
DENTSPLY SIRONA, Inc.	5,598	323,173
DexCom, Inc. (I)	1,998	119,281
Edwards Lifesciences Corp. (I)	5,054	473,560
Endologix, Inc. (I)	2,070	11,840
Entellus Medical, Inc. (I)	617	11,704
EnteroMedics, Inc. (I)	323	647
Exactech, Inc. (I)	465	12,695
FONAR Corp. (I)	177	3,390
GenMark Diagnostics, Inc. (I)	1,303	15,949
Glaukos Corp. (I)	796	27,303

The accompanying notes are an integral part of the financial statements.	181

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Globus Medical, Inc., Class A (I)	2,313	$57,386
Haemonetics Corp. (I)	1,210	48,642
Halyard Health, Inc. (I)	1,088	40,234
Hill-Rom Holdings, Inc.	1,571	88,196
Hologic, Inc. (I)	6,703	268,924
ICU Medical, Inc. (I)	410	60,414
IDEXX Laboratories, Inc. (I)	2,123	248,964
Inogen, Inc. (I)	515	34,593
Insulet Corp. (I)	1,332	50,190
Integer Holdings Corp. (I)	829	24,414
Integra LifeSciences Holdings Corp. (I)	890	76,353
Intuitive Surgical, Inc. (I)	908	575,826
Invacare Corp.	804	10,492
iRadimed Corp. (I)	216	2,398
Iridex Corp. (I)	351	4,935
K2M Group Holdings, Inc. (I)	1,052	21,082
Masimo Corp. (I)	1,228	82,767
Meridian Bioscience, Inc.	1,077	19,063
Merit Medical Systems, Inc. (I)	1,003	26,580
Natus Medical, Inc. (I)	845	29,406
Neogen Corp. (I)	891	58,806
Nevro Corp. (I)	678	49,263
Novocure, Ltd. (I)(L)	2,127	16,697
NuVasive, Inc. (I)	1,152	77,599
Nuvectra Corp. (I)	215	1,081
NxStage Medical, Inc. (I)	1,457	38,188
OraSure Technologies, Inc. (I)	1,641	14,408
Orthofix International NV (I)	450	16,281
Penumbra, Inc. (I)	752	47,978
PhotoMedex, Inc. (I)	115	253
Quidel Corp. (I)	889	19,042
ResMed, Inc.	3,370	209,109
Rockwell Medical, Inc. (I)(L)	1,088	7,126
Roka Bioscience, Inc. (I)	74	314
SeaSpine Holdings Corp. (I)	270	2,133
Senseonics Holdings, Inc. (I)	2,679	7,153
St. Jude Medical, Inc.	6,805	545,693
STAAR Surgical Company (I)	873	9,472
Strata Skin Sciences, Inc. (I)	8,992	3,956
Stryker Corp.	8,926	1,069,424
Surmodics, Inc. (I)	266	6,756
Synergetics USA, Inc. (I)	781	148
Tandem Diabetes Care, Inc. (I)	522	1,122
Teleflex, Inc.	1,033	166,468
The Cooper Companies, Inc.	1,140	199,420
The Spectranetics Corp. (I)	1,076	26,362
Unilife Corp. (I)	476	1,095
Utah Medical Products, Inc.	126	9,167
Varian Medical Systems, Inc. (I)	2,276	204,339
Vascular Solutions, Inc. (I)	399	22,384
West Pharmaceutical Services, Inc.	1,720	145,908
Zeltiq Aesthetics, Inc. (I)(L)	935	40,691
Zimmer Biomet Holdings, Inc.	4,751	490,303
		12,550,316
Health care providers and services - 2.3%
AAC Holdings, Inc. (I)	530	3,837
Acadia Healthcare Company, Inc. (I)	2,084	68,980
Accretive Health, Inc. (I)	2,325	5,231
Aceto Corp.	706	15,511
Addus HomeCare Corp. (I)	369	12,933
Adeptus Health, Inc., Class A (I)	517	3,950
Aetna, Inc.	8,378	1,038,956
Air Methods Corp. (I)	930	29,621

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
Almost Family, Inc. (I)	242	$10,672
Amedisys, Inc. (I)	850	36,236
American CareSource Holdings, Inc. (I)	2,009	30
American Renal Associates Holdings,
Inc. (I)(L)	556	11,832
AmerisourceBergen Corp.	5,146	402,366
AMN Healthcare Services, Inc. (I)	1,096	42,141
Anthem, Inc.	6,258	899,713
BioScrip, Inc. (I)	3,166	3,293
BioTelemetry, Inc. (I)	681	15,220
Brookdale Senior Living, Inc. (I)	4,397	54,611
Capital Senior Living Corp. (I)	703	11,283
Cardinal Health, Inc.	7,763	558,703
Centene Corp. (I)	4,072	230,109
Chemed Corp.	380	60,956
Cigna Corp.	6,112	815,280
Civitas Solutions, Inc. (I)	1,003	19,960
Community Health Systems, Inc. (I)	2,740	15,317
CorVel Corp. (I)	482	17,641
Cross Country Healthcare, Inc. (I)	658	10,271
DaVita, Inc. (I)	4,914	315,479
Diplomat Pharmacy, Inc. (I)	1,587	19,996
Envision Healthcare Corp. (I)	2,756	174,427
Express Scripts Holding Company (I)	15,113	1,039,623
Genesis Healthcare, Inc. (I)	4,078	17,332
Hanger, Inc. (I)	841	9,671
HCA Holdings, Inc. (I)	9,318	689,718
HealthEquity, Inc. (I)	1,434	58,106
HealthSouth Corp.	2,138	88,171
Healthways, Inc. (I)	968	22,022
Henry Schein, Inc. (I)	1,946	295,228
Hooper Holmes, Inc. (I)	647	531
Humana, Inc.	3,541	722,470
InfuSystems Holdings, Inc. (I)	1,524	3,886
Interpace Diagnostics Group, Inc. (I)	77	339
Kindred Healthcare, Inc.	2,078	16,312
Laboratory Corp. of America
Holdings (I)	2,429	311,835
Landauer, Inc.	249	11,977
LHC Group, Inc. (I)	506	23,124
LifePoint Health, Inc. (I)	1,048	59,526
Magellan Health, Inc. (I)	611	45,978
McKesson Corp.	5,371	754,357
Medcath Corp. (I)	613	307
MEDNAX, Inc. (I)	2,205	146,985
Molina Healthcare, Inc. (I)	1,354	73,468
National HealthCare Corp.	369	27,967
National Research Corp., Class B	660	27,502
Owens & Minor, Inc.	1,467	51,770
Patterson Companies, Inc. (L)	2,337	95,887
PharMerica Corp. (I)	818	20,573
Premier, Inc., Class A (I)	3,461	105,076
Psychemedics Corp.	406	10,020
Quest Diagnostics, Inc.	3,343	307,222
Quorum Health Corp. (I)	685	4,980
RadNet, Inc. (I)	1,485	9,578
Select Medical Holdings Corp. (I)	3,255	43,129
Surgery Partners, Inc. (I)	1,169	18,529
Surgical Care Affiliates, Inc. (I)	987	45,668
Team Health Holdings, Inc. (I)	1,728	75,082
Teladoc, Inc. (I)	1,010	16,665
Tenet Healthcare Corp. (I)	2,385	35,393
The Ensign Group, Inc.	1,085	24,098

The accompanying notes are an integral part of the financial statements.	182

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
The Providence Service Corp. (I)	384	$14,611
UnitedHealth Group, Inc.	22,717	3,635,629
Universal American Corp. (I)	1,908	18,985
Universal Health Services, Inc., Class B	2,297	244,355
US Physical Therapy, Inc.	288	20,218
VCA, Inc. (I)	1,958	134,417
WellCare Health Plans, Inc. (I)	1,072	146,950
		14,429,825
Health care technology - 0.2%
Allscripts Healthcare Solutions, Inc. (I)	4,668	47,660
athenahealth, Inc. (I)(L)	935	98,334
Castlight Health, Inc., B Shares (I)	2,151	10,647
Cerner Corp. (I)	8,065	382,039
Computer Programs & Systems, Inc.	274	6,466
Cotiviti Holdings, Inc. (I)	2,164	74,442
Evolent Health, Inc., Class A (I)	1,018	15,066
HealthStream, Inc. (I)	711	17,811
HMS Holdings Corp. (I)	2,028	36,828
HTG Molecular Diagnostics, Inc. (I)	1,424	3,190
Inovalon Holdings, Inc., Class A (I)(L)	3,532	36,380
Medidata Solutions, Inc. (I)	1,429	70,978
Omnicell, Inc. (I)	940	31,866
Quality Systems, Inc. (I)	1,382	18,173
Simulations Plus, Inc.	521	5,028
Veeva Systems, Inc., Class A (I)	3,179	129,385
Vocera Communications, Inc. (I)	762	14,089
		998,382
Life sciences tools and services - 0.6%
Accelerate Diagnostics, Inc. (I)(L)	1,262	26,187
Agilent Technologies, Inc.	7,781	354,502
Albany Molecular Research, Inc. (I)	803	15,064
BG Medicine, Inc. (I)	390	16
Bio-Rad Laboratories, Inc., Class A (I)	706	128,690
Bio-Techne Corp.	866	89,051
Bruker Corp.	3,989	84,487
Cambrex Corp. (I)	809	43,646
Charles River Laboratories International,
Inc. (I)	1,150	87,619
Enzo Biochem, Inc. (I)	1,287	8,932
Fluidigm Corp. (I)	639	4,652
Harvard Bioscience, Inc. (I)	1,760	5,368
Illumina, Inc. (I)	3,524	451,213
INC Research Holdings, Inc., Class A (I)	1,294	68,064
Luminex Corp. (I)	1,023	20,695
Mettler-Toledo International, Inc. (I)	641	268,297
NanoString Technologies, Inc. (I)	442	9,857
NeoGenomics, Inc. (I)	2,193	18,794
Pacific Biosciences of California, Inc. (I)	1,903	7,231
PAREXEL International Corp. (I)	1,232	80,967
PerkinElmer, Inc.	2,555	133,243
PRA Health Sciences, Inc. (I)	1,478	81,467
Quintiles Transnational Holdings, Inc. (I)	5,841	444,208
Thermo Fisher Scientific, Inc.	9,400	1,326,340
VWR Corp. (I)	3,079	77,067
Waters Corp. (I)	1,916	257,491
		4,093,148
Pharmaceuticals - 3.7%
AcelRx Pharmaceuticals, Inc. (I)	1,558	4,051
Aclaris Therapeutics, Inc. (I)	421	11,426
Acura Pharmaceuticals, Inc. (I)	276	212
Adamis Pharmaceuticals Corp. (I)	1,099	3,462

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Aerie Pharmaceuticals, Inc. (I)	661	$25,019
Agile Therapeutics, Inc. (I)	721	4,110
Akorn, Inc. (I)	2,858	62,390
Alexza Pharmaceuticals, Inc. (I)	2,067	72
Alimera Sciences, Inc. (I)	2,170	2,344
Allergan PLC (I)	9,445	1,983,544
Allergan PLC (I)	609	8,368
Amphastar Pharmaceuticals, Inc. (I)	1,165	21,459
Ampio Pharmaceuticals, Inc. (I)	1,904	1,714
ANI Pharmaceuticals, Inc. (I)	250	15,155
Apricus Biosciences, Inc. (I)	354	460
Aratana Therapeutics, Inc. (I)	1,008	7,237
Axsome Therapeutics, Inc. (I)	447	3,017
Aytu BioScience, Inc. (I)	31	37
BioDelivery Sciences International,
Inc. (I)	1,190	2,083
Bristol-Myers Squibb Company	39,851	2,328,892
Catalent, Inc. (I)	2,996	80,772
Cempra, Inc. (I)	1,116	3,125
Chelsea Therapeutics International,
Ltd. (I)	1,686	135
Collegium Pharmaceutical, Inc. (I)	398	6,197
ContraVir Pharmaceuticals, Inc. (I)	246	295
Corcept Therapeutics, Inc. (I)	2,803	20,350
Corium International, Inc. (I)	766	3,110
Cumberland Pharmaceuticals, Inc. (I)	672	3,696
Depomed, Inc. (I)	1,587	28,598
Dermira, Inc. (I)	893	27,085
Durect Corp. (I)	3,310	4,435
Egalet Corp. (I)	722	5,523
Eli Lilly & Company	26,345	1,937,675
Endo International PLC (I)	5,354	88,180
Endocyte, Inc. (I)	899	2,292
Flex Pharma, Inc. (I)	620	3,274
Horizon Pharma PLC (I)	3,777	61,112
Impax Laboratories, Inc. (I)	1,854	24,566
Innoviva, Inc. (I)(L)	2,971	31,790
Intersect ENT, Inc. (I)	636	7,696
Johnson & Johnson	65,686	7,567,684
Juniper Pharmaceuticals, Inc. (I)	351	1,966
KemPharm, Inc. (I)	384	1,133
Lannett Company, Inc. (I)	902	19,889
Merck & Company, Inc.	66,083	3,890,306
MyoKardia, Inc. (I)	577	7,472
Nektar Therapeutics (I)	3,401	41,730
Neos Therapeutics, Inc. (I)	440	2,574
Ocera Therapeutics, Inc. (I)	1,520	3,192
Ocular Therapeutix, Inc. (I)	655	5,482
Omeros Corp. (I)(L)	833	8,263
Orexigen Therapeutics, Inc. (I)	335	583
Pacira Pharmaceuticals, Inc. (I)	894	28,876
Paratek Pharmaceuticals, Inc. (I)	515	7,931
Pernix Therapeutics Holdings, Inc. (I)	77	149
Pfizer, Inc.	144,797	4,703,007
Phibro Animal Health Corp., Class A	1,003	29,388
Prestige Brands Holdings, Inc. (I)	1,278	66,584
Reata Pharmaceuticals, Inc., Class A (I)	549	11,985
Repros Therapeutics, Inc. (I)	1,191	1,572
Revance Therapeutics, Inc. (I)	719	14,883
SciClone Pharmaceuticals, Inc. (I)	986	10,649
Sucampo Pharmaceuticals, Inc.,
Class A (I)(L)	1,136	15,393
Supernus Pharmaceuticals, Inc. (I)	1,181	29,820

The accompanying notes are an integral part of the financial statements.	183

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Teligent, Inc. (I)	1,342	$8,871
Tetraphase Pharmaceuticals, Inc. (I)	851	3,430
The Medicines Company (I)	1,709	58,003
TherapeuticsMD, Inc. (I)(L)	4,961	28,625
VIVUS, Inc. (I)	2,325	2,674
Zoetis, Inc.	11,826	633,046
Zogenix, Inc. (I)	445	5,407
		24,035,525
		73,464,912
Industrials - 9.9%
Aerospace and defense - 2.0%
AAR Corp.	757	25,019
Aerojet Rocketdyne Holdings, Inc. (I)	1,536	27,571
Aerovironment, Inc. (I)	570	15,293
Arconic, Inc.	10,546	195,523
Astronics Corp. (I)	519	17,563
Astronics Corp., Class B (I)	165	5,561
B/E Aerospace, Inc.	2,419	145,600
BWX Technologies, Inc.	2,438	96,789
CPI Aerostructures, Inc. (I)	277	2,562
Cubic Corp.	656	31,455
Curtiss-Wright Corp.	1,069	105,147
DigitalGlobe, Inc. (I)	1,518	43,491
Engility Holdings, Inc. (I)	963	32,453
Esterline Technologies Corp. (I)	729	65,027
General Dynamics Corp.	7,307	1,261,627
HEICO Corp., Class A	1,598	108,504
Hexcel Corp.	2,183	112,294
Huntington Ingalls Industries, Inc.	1,118	205,924
KLX, Inc. (I)	1,217	54,899
L3 Technologies, Inc.	1,837	279,426
Lockheed Martin Corp.	7,260	1,814,564
Mercury Systems, Inc. (I)	970	29,313
Moog, Inc., Class A (I)	882	57,930
National Presto Industries, Inc.	180	19,152
Northrop Grumman Corp.	4,303	1,000,792
Orbital ATK, Inc.	1,419	124,489
Raytheon Company	7,082	1,005,644
Rockwell Collins, Inc.	3,117	289,133
Spirit AeroSystems Holdings, Inc.,
Class A	3,183	185,728
TASER International, Inc. (I)	1,282	31,076
Teledyne Technologies, Inc. (I)	849	104,427
Textron, Inc.	6,464	313,892
The Boeing Company	15,224	2,370,072
The KEYW Holding Corp. (I)	1,079	12,721
TransDigm Group, Inc.	1,262	314,188
Triumph Group, Inc.	1,147	30,396
United Technologies Corp.	20,010	2,193,496
Vectrus, Inc. (I)	257	6,129
Wesco Aircraft Holdings, Inc. (I)	2,341	34,998
		12,769,868
Air freight and logistics - 0.7%
Air Transport Services Group, Inc. (I)	1,747	27,882
Atlas Air Worldwide Holdings, Inc. (I)	547	28,526
C.H. Robinson Worldwide, Inc.	3,402	249,231
Echo Global Logistics, Inc. (I)	676	16,934
Expeditors International of
Washington, Inc.	4,334	229,529
FedEx Corp.	6,409	1,193,356
Forward Air Corp.	714	33,829

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Air freight and logistics (continued)
Hub Group, Inc., Class A (I)	882	$38,588
Park-Ohio Holdings Corp.	343	14,612
United Parcel Service, Inc., Class B	21,060	2,414,318
XPO Logistics, Inc. (I)	2,663	114,935
		4,361,740
Airlines - 0.6%
Alaska Air Group, Inc.	2,943	261,132
Allegiant Travel Company	387	64,397
American Airlines Group, Inc.	13,827	645,583
Delta Air Lines, Inc.	18,423	906,227
Hawaiian Holdings, Inc. (I)	1,302	74,214
JetBlue Airways Corp. (I)	7,723	173,150
Republic Airways Holdings, Inc. (I)	1,664	100
SkyWest, Inc.	1,248	45,490
Southwest Airlines Company	15,259	760,509
Spirit Airlines, Inc. (I)	1,723	99,693
United Continental Holdings, Inc. (I)	8,033	585,445
		3,615,940
Building products - 0.3%
AAON, Inc.	1,241	41,015
Advanced Drainage Systems, Inc.	1,269	26,141
American Woodmark Corp. (I)	392	29,498
AO Smith Corp.	4,178	197,828
Apogee Enterprises, Inc.	713	38,188
Armstrong Flooring, Inc. (I)	630	12,543
Armstrong World Industries, Inc. (I)	1,261	52,710
Builders FirstSource, Inc. (I)	2,443	26,800
Continental Building Products, Inc. (I)	963	22,245
CSW Industrials, Inc. (I)	416	15,330
Fortune Brands Home & Security, Inc.	3,609	192,937
Gibraltar Industries, Inc. (I)	771	32,112
Griffon Corp.	1,156	30,287
Insteel Industries, Inc.	563	20,065
Johnson Controls International PLC	12,924	532,340
Lennox International, Inc.	1,047	160,369
Masco Corp.	7,942	251,126
NCI Building Systems, Inc. (I)	1,785	27,935
Owens Corning	2,715	139,985
Patrick Industries, Inc. (I)	351	26,781
PGT, Inc. (I)	1,305	14,942
Ply Gem Holdings, Inc. (I)	1,531	24,879
Quanex Building Products Corp.	980	19,894
Simpson Manufacturing Company, Inc.	1,152	50,400
Trex Company, Inc. (I)	719	46,304
Universal Forest Products, Inc.	486	49,659
USG Corp. (I)	3,452	99,694
		2,182,007
Commercial services and supplies - 0.6%
ABM Industries, Inc.	1,288	52,602
ACCO Brands Corp. (I)	2,455	32,038
ARC Document Solutions, Inc. (I)	1,558	7,915
Brady Corp., Class A	1,191	44,722
Casella Waste Systems, Inc., Class A (I)	1,457	18,081
CECO Environmental Corp.	951	13,266
Cintas Corp.	2,556	295,371
Civeo Corp. (I)	2,666	5,865
Clean Harbors, Inc. (I)	1,368	76,129
Copart, Inc. (I)	2,583	143,124
Covanta Holding Corp.	3,046	47,518
Deluxe Corp.	1,123	80,418
Ennis, Inc.	718	12,457

The accompanying notes are an integral part of the financial statements.	184

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
Essendant, Inc.	868	$18,141
Fuel Tech, Inc. (I)	793	912
G&K Services, Inc., Class A	454	43,788
Healthcare Services Group, Inc.	1,683	65,923
Herman Miller, Inc.	1,366	46,717
HNI Corp.	1,138	63,637
Hudson Technologies, Inc. (I)	1,078	8,635
InnerWorkings, Inc. (I)	1,276	12,569
Interface, Inc.	1,612	29,903
Intersections, Inc. (I)	680	2,713
KAR Auction Services, Inc.	3,271	139,410
Kimball International, Inc., Class B	1,061	18,631
Knoll, Inc.	1,200	33,516
LSC Communications, Inc.	629	18,669
Matthews International Corp., Class A	747	57,407
McGrath RentCorp	612	23,984
Mobile Mini, Inc.	1,002	30,311
MSA Safety, Inc.	925	64,130
Multi-Color Corp.	421	32,670
NL Industries, Inc. (I)	1,224	9,976
Odyssey Marine Exploration, Inc. (I)	217	742
Performant Financial Corp. (I)	960	2,256
Pitney Bowes, Inc.	4,514	68,568
Quad/Graphics, Inc.	1,184	31,826
Republic Services, Inc.	8,173	466,270
Rollins, Inc.	5,152	174,035
RR Donnelley & Sons Company	1,679	27,401
SP Plus Corp. (I)	487	13,709
Steelcase, Inc., Class A	2,790	49,941
Stericycle, Inc. (I)	2,034	156,699
Swisher Hygiene, Inc. (I)	450	421
Team, Inc. (I)	615	24,139
Tetra Tech, Inc.	1,359	58,641
The Brink’s Company	1,281	52,841
UniFirst Corp.	475	68,234
US Ecology, Inc.	556	27,327
Versar, Inc. (I)	1,039	1,434
Viad Corp.	494	21,785
VSE Corp.	334	12,973
Waste Management, Inc.	10,582	750,370
West Corp.	1,935	47,911
		3,608,671
Construction and engineering - 0.2%
AECOM (I)	3,571	129,842
Aegion Corp. (I)	1,004	23,795
Ameresco, Inc., Class A (I)	1,114	6,127
Argan, Inc.	389	27,444
Comfort Systems USA, Inc.	940	31,302
Dycom Industries, Inc. (I)(L)	745	59,816
EMCOR Group, Inc.	1,430	101,187
Fluor Corp.	3,360	176,467
Granite Construction, Inc.	951	52,305
Great Lakes Dredge & Dock Corp. (I)	2,049	8,606
HC2 Holdings, Inc. (I)	745	4,418
IES Holdings, Inc. (I)	475	9,096
Jacobs Engineering Group, Inc. (I)	2,924	166,668
KBR, Inc.	3,643	60,802
Layne Christensen Company (I)	532	5,783
MasTec, Inc. (I)	2,008	76,806
MYR Group, Inc. (I)	561	21,138
Primoris Services Corp.	1,267	28,862
Quanta Services, Inc. (I)	3,669	127,865
Tutor Perini Corp. (I)	1,191	33,348

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Construction and engineering (continued)
Valmont Industries, Inc.	544	$76,650
		1,228,327
Electrical equipment - 0.5%
Acuity Brands, Inc.	1,041	240,325
Allied Motion Technologies, Inc.	298	6,374
American Electric Technologies, Inc. (I)	709	1,099
American Superconductor Corp. (I)	124	914
AMETEK, Inc.	5,575	270,945
AZZ, Inc.	669	42,749
Babcock & Wilcox Enterprises, Inc. (I)	1,219	20,223
Broadwind Energy, Inc. (I)	481	1,946
Eaton Corp. PLC	10,961	735,373
Emerson Electric Company	15,396	858,327
Encore Wire Corp.	509	22,065
Energous Corp. (I)	436	7,347
EnerSys	1,078	84,192
Enphase Energy, Inc. (I)	1,270	1,283
Espey Manufacturing & Electronics Corp.	162	4,139
FuelCell Energy, Inc. (I)	960	1,680
General Cable Corp.	1,116	21,260
Global Power Equipment Group, Inc. (I)	1,617	7,632
Hubbell, Inc.	1,316	153,577
Lighting Science Group Corp. (I)	3,647	146
Lime Energy Company (I)	158	348
LSI Industries, Inc.	908	8,844
P10 Industries, Inc. (I)	864	178
Plug Power, Inc. (I)(L)	4,666	5,599
Powell Industries, Inc.	356	13,884
Power Solutions International, Inc. (I)	259	1,943
Regal Beloit Corp.	1,083	74,998
Revolution Lighting Technologies,
Inc. (I)	665	3,658
Rockwell Automation, Inc.	3,118	419,059
Sunrun, Inc. (I)(L)	3,014	16,004
Thermon Group Holdings, Inc. (I)	875	16,704
Ultralife Corp. (I)	1,160	5,742
Vicor Corp. (I)	1,178	17,788
		3,066,345
Industrial conglomerates - 1.9%
3M Company	14,484	2,586,408
Carlisle Companies, Inc.	1,533	169,075
General Electric Company	219,602	6,939,423
Honeywell International, Inc.	18,208	2,109,397
Icahn Enterprises LP	3,236	193,901
Raven Industries, Inc.	906	22,831
Roper Technologies, Inc.	2,418	442,687
		12,463,722
Machinery - 1.7%
Actuant Corp., Class A	1,342	34,825
AGCO Corp.	1,923	111,265
Alamo Group, Inc.	281	21,384
Albany International Corp., Class A	756	35,003
Allison Transmission Holdings, Inc.	4,032	135,838
Altra Industrial Motion Corp.	547	20,184
American Railcar Industries, Inc. (L)	519	23,506
Art’s-Way Manufacturing Company,
Inc. (I)	912	3,101
Astec Industries, Inc.	567	38,250
Barnes Group, Inc.	1,329	63,021
Briggs & Stratton Corp.	1,078	23,996
Caterpillar, Inc.	13,950	1,293,723

The accompanying notes are an integral part of the financial statements.	185

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Chart Industries, Inc. (I)	708	$25,502
CIRCOR International, Inc.	397	25,757
CLARCOR, Inc.	1,194	98,469
Colfax Corp. (I)	2,908	104,484
Columbus McKinnon Corp.	651	17,603
Crane Company	1,353	97,578
Cummins, Inc.	4,077	557,204
Deere & Company	7,493	772,079
Donaldson Company, Inc.	3,121	131,332
Douglas Dynamics, Inc.	619	20,829
Dover Corp.	3,715	278,365
Energy Recovery, Inc. (I)	1,363	14,107
EnPro Industries, Inc.	478	32,198
ESCO Technologies, Inc.	685	38,805
Federal Signal Corp.	1,496	23,353
Flowserve Corp.	3,046	146,360
Fortive Corp.	8,381	449,473
Franklin Electric Company, Inc.	1,168	45,435
FreightCar America, Inc.	399	5,957
Gencor Industries, Inc. (I)	555	8,714
Global Brass & Copper Holdings, Inc.	506	17,356
Graco, Inc.	1,325	110,094
Harsco Corp.	2,023	27,513
Hillenbrand, Inc.	1,580	60,593
Hurco Companies, Inc.	143	4,733
Hyster-Yale Materials Handling, Inc.	284	18,111
IDEX Corp.	1,776	159,947
Illinois Tool Works, Inc.	8,588	1,051,686
ITT, Inc.	2,155	83,118
John Bean Technologies Corp.	744	63,947
Joy Global, Inc.	2,321	64,988
Kadant, Inc.	248	15,178
Kennametal, Inc.	1,834	57,331
LB Foster Company, Class A	274	3,726
Lincoln Electric Holdings, Inc.	1,645	126,122
Lindsay Corp. (L)	233	17,384
Lydall, Inc. (I)	411	25,420
Manitex International, Inc. (I)	420	2,881
Manitowoc Foodservice, Inc. (I)	3,212	62,088
Meritor, Inc. (I)	2,393	29,721
MFRI, Inc. (I)	583	4,722
Milacron Holdings Corp. (I)	1,688	31,447
Mueller Industries, Inc.	1,282	51,229
Mueller Water Products, Inc., Class A	4,056	53,985
Navistar International Corp. (I)	1,939	60,826
NN, Inc.	585	11,144
Nordson Corp.	1,375	154,069
Omega Flex, Inc.	294	16,393
Oshkosh Corp.	1,712	110,612
PACCAR, Inc.	8,356	533,948
Parker-Hannifin Corp.	3,231	452,340
Pentair PLC	4,282	240,092
Proto Labs, Inc. (I)	634	32,556
RBC Bearings, Inc. (I)	550	51,046
Rexnord Corp. (I)	2,474	48,466
Snap-on, Inc.	1,364	233,612
SPX Corp. (I)	983	23,317
SPX FLOW, Inc. (I)	983	31,515
Standex International Corp.	291	25,564
Stanley Black & Decker, Inc.	3,594	412,196
Sun Hydraulics Corp.	689	27,539
Tennant Company	397	28,266
Terex Corp.	2,510	79,140

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
The ExOne Company (I)	298	$2,783
The Gorman-Rupp Company	672	20,798
The Greenbrier Companies, Inc. (L)	617	25,636
The LS Starrett Company, Class A	453	4,213
The Manitowoc Company, Inc. (I)	3,212	19,208
The Middleby Corp. (I)	1,377	177,371
The Timken Company	1,924	76,383
The Toro Company	2,576	144,127
Titan International, Inc.	1,005	11,266
TriMas Corp. (I)	1,133	26,626
Trinity Industries, Inc.	3,501	97,188
Wabash National Corp.	1,506	23,825
WABCO Holdings, Inc. (I)	1,374	145,850
Wabtec Corp.	2,151	178,576
Watts Water Technologies, Inc., Class A	857	55,876
Westport Fuel Systems, Inc. (I)	3,822	4,319
Woodward, Inc.	1,447	99,915
Xylem, Inc.	4,271	211,500
		10,739,121
Marine - 0.0%
Eagle Bulk Shipping, Inc. (I)	63	369
International Shipholding Corp. (I)	390	5
Kirby Corp. (I)	1,313	87,315
Matson, Inc.	1,025	36,275
Rand Logistics, Inc. (I)	1,550	1,286
		125,250
Professional services - 0.3%
Acacia Research Corp. (I)	1,195	7,768
Barrett Business Services, Inc.	197	12,628
CBIZ, Inc. (I)	1,604	21,975
CEB, Inc.	743	45,026
CRA International, Inc.	276	10,102
Equifax, Inc.	2,853	337,310
Exponent, Inc.	675	40,703
FTI Consulting, Inc. (I)	934	42,105
Heidrick & Struggles International, Inc.	363	8,766
Huron Consulting Group, Inc. (I)	572	28,972
ICF International, Inc. (I)	433	23,902
IHS Markit, Ltd. (I)	5,683	201,235
Insperity, Inc.	516	36,610
Kelly Services, Inc., Class A	880	20,170
Kforce, Inc.	800	18,480
Korn/Ferry International	1,440	42,379
ManpowerGroup, Inc.	1,729	153,656
Mastech Digital, Inc. (I)	296	2,016
Mistras Group, Inc. (I)	687	17,642
Navigant Consulting, Inc. (I)	1,124	29,426
On Assignment, Inc. (I)	1,216	53,699
Resources Connection, Inc.	976	18,788
Robert Half International, Inc.	3,205	156,340
RPX Corp. (I)	1,202	12,982
The Advisory Board Company (I)	1,035	34,414
The Dun & Bradstreet Corp.	886	107,490
TransUnion (I)	4,334	134,051
TriNet Group, Inc. (I)	1,720	44,066
TrueBlue, Inc. (I)	909	22,407
Verisk Analytics, Inc. (I)	3,987	323,625
WageWorks, Inc. (I)	826	59,885
Willdan Group, Inc. (I)	422	9,533
		2,078,151

The accompanying notes are an integral part of the financial statements.	186

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Road and rail - 0.8%
AMERCO	475	$175,555
ArcBest Corp.	705	19,493
Avis Budget Group, Inc. (I)	2,277	83,520
Celadon Group, Inc.	717	5,127
Covenant Transportation Group, Inc.,
Class A (I)	466	9,012
CSX Corp.	22,821	819,959
Genesee & Wyoming, Inc., Class A (I)	1,416	98,285
Heartland Express, Inc.	2,013	40,985
J.B. Hunt Transport Services, Inc.	2,675	259,662
Kansas City Southern	2,569	217,980
Knight Transportation, Inc.	1,874	61,936
Landstar System, Inc.	977	83,338
Marten Transport, Ltd.	864	20,131
Norfolk Southern Corp.	7,052	762,110
Old Dominion Freight Line, Inc. (I)	1,946	166,947
P.A.M. Transportation Services, Inc. (I)	203	5,274
Patriot Transportation Holding, Inc. (I)	144	3,355
Roadrunner Transportation Systems,
Inc. (I)	1,015	10,546
Ryder System, Inc.	1,258	93,646
Saia, Inc. (I)	643	28,388
Swift Transportation Company (I)	3,346	81,509
Union Pacific Corp.	20,073	2,081,169
Universal Logistics Holdings, Inc.	735	12,017
USA Truck, Inc. (I)	323	2,813
Werner Enterprises, Inc.	1,617	43,578
YRC Worldwide, Inc. (I)	748	9,933
		5,196,268
Trading companies and distributors - 0.3%
Air Lease Corp.	2,442	83,834
Aircastle, Ltd.	1,918	39,990
Applied Industrial Technologies, Inc.	905	53,757
Beacon Roofing Supply, Inc. (I)	1,444	66,525
BMC Stock Holdings, Inc. (I)	1,608	31,356
CAI International, Inc. (I)	572	4,959
DXP Enterprises, Inc. (I)	367	12,750
Fastenal Company	6,918	325,008
GATX Corp. (L)	1,014	62,442
GMS, Inc. (I)	986	28,870
H&E Equipment Services, Inc.	759	17,647
HD Supply Holdings, Inc. (I)	4,852	206,259
Kaman Corp.	670	32,783
MRC Global, Inc. (I)	2,326	47,125
MSC Industrial Direct Company, Inc.,
Class A	1,445	133,504
NOW, Inc. (I)	2,550	52,199
Rush Enterprises, Inc., Class A (I)	968	30,879
SiteOne Landscape Supply, Inc. (I)	955	33,167
Textainer Group Holdings, Ltd.	1,298	9,670
Titan Machinery, Inc. (I)	515	7,504
Triton International, Ltd.	812	12,830
United Rentals, Inc. (I)	2,123	224,146
Univar, Inc. (I)	3,364	95,437
Veritiv Corp. (I)	392	21,070
W.W. Grainger, Inc.	1,466	340,479
Watsco, Inc.	857	126,939
WESCO International, Inc. (I)	1,020	67,881
Willis Lease Finance Corp. (I)	244	6,242
		2,175,252
		63,610,662

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Information technology - 18.3%
Communications equipment - 1.0%
ADTRAN, Inc.	1,134	$25,345
Aerohive Networks, Inc. (I)	1,539	8,772
Arista Networks, Inc. (I)	1,651	159,767
ARRIS International PLC (I)	4,514	136,007
Aviat Networks, Inc. (I)	164	2,276
Bel Fuse, Inc., Class B	373	11,526
Brocade Communications Systems, Inc.	11,243	140,425
CalAmp Corp. (I)	938	13,601
Calix, Inc. (I)	1,421	10,942
Ciena Corp. (I)	3,414	83,336
Cisco Systems, Inc.	120,160	3,631,235
Clearfield, Inc. (I)	286	5,920
ClearOne, Inc.	466	5,312
CommScope Holding Company, Inc. (I)	4,526	168,367
Communications Systems, Inc.	780	3,611
Comtech Telecommunications Corp.	434	5,143
Digi International, Inc. (I)	532	7,315
EchoStar Corp., Class A (I)	2,316	119,019
Extreme Networks, Inc. (I)	2,672	13,440
F5 Networks, Inc. (I)	1,602	231,841
Finisar Corp. (I)	2,580	78,097
Harris Corp.	2,975	304,848
Infinera Corp. (I)	3,206	27,219
Inseego Corp. (I)	1,074	2,621
InterDigital, Inc.	843	77,008
Ixia (I)	1,783	28,706
Juniper Networks, Inc.	9,231	260,868
Lantronix, Inc. (I)	2,979	5,064
Lumentum Holdings, Inc. (I)	1,479	57,163
Motorola Solutions, Inc.	4,150	343,994
NETGEAR, Inc. (I)	770	41,850
NetScout Systems, Inc. (I)	2,284	71,946
Oclaro, Inc. (I)	2,847	25,481
Optical Cable Corp. (I)	1,147	3,670
Palo Alto Networks, Inc. (I)	2,147	268,482
ParkerVision, Inc. (I)	223	410
Plantronics, Inc.	833	45,615
Powerwave Technologies, Inc. (I)	912	0
ShoreTel, Inc. (I)	1,336	9,552
Sonus Networks, Inc. (I)	1,059	6,672
Ubiquiti Networks, Inc. (I)	1,993	115,195
ViaSat, Inc. (I)	1,181	78,206
Viavi Solutions, Inc. (I)	5,415	44,295
		6,680,162
Electronic equipment, instruments and components - 0.6%
ADDvantage Technologies Group,
Inc. (I)	2,280	4,036
Amphenol Corp., Class A	7,342	493,382
Anixter International, Inc. (I)	773	62,652
Arrow Electronics, Inc. (I)	2,151	153,366
Avnet, Inc.	3,067	146,020
AVX Corp.	4,025	62,911
Badger Meter, Inc.	702	25,939
Belden, Inc.	982	73,424
Benchmark Electronics, Inc. (I)	1,151	35,106
CDW Corp.	3,919	204,141
Cognex Corp.	2,013	128,067
Coherent, Inc. (I)	560	76,936
Corning, Inc.	25,715	624,103
CTS Corp.	903	20,227
Daktronics, Inc.	1,118	11,963

The accompanying notes are an integral part of the financial statements.	187

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and
components (continued)
Dolby Laboratories, Inc., Class A	2,381	$107,597
Echelon Corp. (I)	121	569
eMagin Corp. (I)	820	1,763
ePlus, Inc. (I)	176	20,275
FARO Technologies, Inc. (I)	470	16,920
Fitbit, Inc., Class A (I)	5,298	38,781
FLIR Systems, Inc.	3,254	117,762
ID Systems, Inc. (I)	1,141	6,184
Identive Group, Inc. (I)	182	579
II-VI, Inc. (I)	1,532	45,424
Insight Enterprises, Inc. (I)	950	38,418
InvenSense, Inc. (I)	2,397	30,658
IPG Photonics Corp. (I)	1,272	125,559
Itron, Inc. (I)	903	56,754
Jabil Circuit, Inc.	4,399	104,124
Keysight Technologies, Inc. (I)	4,059	148,438
Kimball Electronics, Inc. (I)	795	14,469
Knowles Corp. (I)	2,195	36,678
Littelfuse, Inc.	562	85,295
LRAD Corp.	2,439	4,171
Maxwell Technologies, Inc. (I)	1,149	5,883
Mesa Laboratories, Inc.	93	11,416
Methode Electronics, Inc.	886	36,636
MOCON, Inc.	396	7,722
MTS Systems Corp.	336	19,051
National Instruments Corp.	3,022	93,138
Novanta, Inc. (I)	766	16,086
OSI Systems, Inc. (I)	477	36,309
Park Electrochemical Corp.	597	11,134
PC Connection, Inc.	675	18,961
Perceptron, Inc. (I)	534	3,546
Plexus Corp. (I)	830	44,853
Richardson Electronics, Ltd.	1,346	8,480
Rogers Corp. (I)	387	29,725
Sanmina Corp. (I)	1,768	64,797
ScanSource, Inc. (I)	664	26,792
SYNNEX Corp.	958	115,937
Systemax, Inc.	894	7,840
Tech Data Corp. (I)	815	69,014
Trimble, Inc. (I)	6,065	182,860
TTM Technologies, Inc. (I)	2,628	35,820
Universal Display Corp. (I)	1,115	62,775
VeriFone Systems, Inc. (I)	2,675	47,428
Vishay Intertechnology, Inc.	3,586	58,093
Vishay Precision Group, Inc. (I)	493	9,318
Wayside Technology Group, Inc.	307	5,741
Zebra Technologies Corp., Class A (I)	1,242	106,514
		4,258,560
Internet software and services - 3.9%
2U, Inc. (I)	1,200	36,180
Actua Corp. (I)	972	13,608
Akamai Technologies, Inc. (I)	4,156	277,122
Alarm.com Holdings, Inc. (I)	1,091	30,363
Alphabet, Inc., Class C (I)	16,434	12,684,090
Amber Road, Inc. (I)	734	6,665
Angie’s List, Inc. (I)	1,342	11,045
Appfolio, Inc., Class A (I)	925	22,061
Autobytel, Inc. (I)	283	3,806
Bankrate, Inc. (I)	2,362	26,100
Bazaarvoice, Inc. (I)	1,789	8,677
Benefitfocus, Inc. (I)	751	22,305

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
Blucora, Inc. (I)	902	$13,305
Box, Inc., Class A (I)(L)	2,983	41,344
Brightcove, Inc. (I)	656	5,281
BroadVision, Inc. (I)	124	577
Carbonite, Inc. (I)	665	10,906
Care.com, Inc. (I)	790	6,770
ChannelAdvisor Corp. (I)	485	6,960
CommerceHub, Inc., Series A (I)	327	4,908
CommerceHub, Inc., Series C (I)	655	9,845
comScore, Inc. (I)	1,456	45,980
Cornerstone OnDemand, Inc. (I)	1,341	56,738
CoStar Group, Inc. (I)	789	148,719
DHI Group, Inc. (I)	1,548	9,675
EarthLink Holdings Corp.	2,334	13,164
eBay, Inc. (I)	27,382	812,972
eGain Corp. (I)	1,383	2,904
Endurance International Group Holdings,
Inc. (I)(L)	3,078	28,625
Envestnet, Inc. (I)	1,037	36,554
Facebook, Inc., Class A (I)	68,292	7,856,995
Five9, Inc. (I)	1,478	20,973
GoDaddy, Inc., Class A (I)	3,872	135,326
Gogo, Inc. (I)(L)	2,099	19,353
Great Elm Capital Group, Inc. (I)	477	1,789
GrubHub, Inc. (I)	2,089	78,588
Hortonworks, Inc. (I)(L)	1,662	13,811
Instructure, Inc. (I)(L)	779	15,229
InterActiveCorp (I)	1,887	122,259
Internap Corp. (I)	1,629	2,509
Intralinks Holdings, Inc. (I)	1,586	21,443
iPass, Inc. (I)	3,427	5,655
j2 Global, Inc.	1,122	91,780
Leaf Group, Ltd. (I)	359	2,351
Limelight Networks, Inc. (I)	3,144	7,923
Liquidity Services, Inc. (I)	719	7,010
LivePerson, Inc. (I)	1,346	10,162
LogMeIn, Inc.	564	54,454
Marchex, Inc., Class B (I)	1,000	2,650
Match Group, Inc. (I)(L)	5,964	101,984
MeetMe, Inc. (I)	1,220	6,015
MINDBODY, Inc., Class A (I)(L)	913	19,447
New Relic, Inc. (I)	1,191	33,646
NIC, Inc.	1,581	37,786
Numerex Corp., Class A (I)	802	5,935
Pandora Media, Inc. (I)(L)	5,551	72,385
Q2 Holdings, Inc. (I)	934	26,946
QuinStreet, Inc. (I)	930	3,497
Qumu Corp. (I)	1,006	2,394
Quotient Technology, Inc. (I)	1,821	19,576
RealNetworks, Inc. (I)	1,531	7,441
RetailMeNot, Inc. (I)	1,273	11,839
Rightside Group, Ltd. (I)	359	2,969
Shutterstock, Inc. (I)	860	40,867
Spark Networks, Inc. (I)	2,093	1,758
SPS Commerce, Inc. (I)	436	30,472
Stamps.com, Inc. (I)(L)	428	49,070
Support.com, Inc. (I)	1,791	1,540
TechTarget, Inc. (I)	764	6,517
TrueCar, Inc. (I)(L)	1,810	22,625
Twitter, Inc. (I)	16,788	273,644
VeriSign, Inc. (I)	2,563	194,967
Web.com Group, Inc. (I)	1,291	27,305
WebMD Health Corp. (I)	946	46,893

The accompanying notes are an integral part of the financial statements.	188

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
Xactly Corp. (I)	778	$8,558
XO Group, Inc. (I)	781	15,190
Yahoo!, Inc. (I)	22,675	876,842
Yelp, Inc. (I)	1,819	69,358
Zillow Group, Inc., Class C (I)	4,251	155,034
		25,040,009
IT services - 3.2%
Acxiom Corp. (I)	1,763	47,248
Alliance Data Systems Corp.	1,408	321,728
Automatic Data Processing, Inc.	10,876	1,117,835
Black Knight Financial Services, Inc.,
Class A (I)	3,661	138,386
Blackhawk Network Holdings, Inc. (I)	1,328	50,032
Booz Allen Hamilton Holding Corp.	3,622	130,646
Broadridge Financial Solutions, Inc.	2,859	189,552
CACI International, Inc., Class A (I)	600	74,580
Cass Information Systems, Inc.	337	24,793
Cognizant Technology Solutions Corp.,
Class A (I)	14,446	809,409
Computer Sciences Corp.	3,301	196,145
Convergys Corp.	2,403	59,018
CoreLogic, Inc. (I)	2,116	77,932
CSG Systems International, Inc.	777	37,607
CSRA, Inc.	3,897	124,080
DST Systems, Inc.	791	84,756
EPAM Systems, Inc. (I)	1,254	80,645
Euronet Worldwide, Inc. (I)	1,283	92,928
Everi Holdings, Inc. (I)	2,025	4,394
ExlService Holdings, Inc. (I)	766	38,637
Fidelity National Information Services, Inc.	7,782	588,630
First Data Corp., Class A (I)	21,737	308,448
Fiserv, Inc. (I)	5,293	562,540
FleetCor Technologies, Inc. (I)	2,215	313,467
Forrester Research, Inc.	453	19,456
Gartner, Inc. (I)	1,964	198,501
Genpact, Ltd. (I)	4,940	120,240
Global Payments, Inc.	3,662	254,179
IBM Corp.	22,918	3,804,159
Information Services Group, Inc. (I)	1,170	4,259
Innodata, Inc. (I)	808	1,980
Jack Henry & Associates, Inc.	1,912	169,747
Leidos Holdings, Inc.	1,698	86,836
Lionbridge Technologies, Inc. (I)	1,904	11,043
ManTech International Corp., Class A	903	38,152
Mastercard, Inc., Class A	26,243	2,709,590
MAXIMUS, Inc.	1,529	85,303
MoneyGram International, Inc. (I)	1,413	16,688
NCI, Inc., Class A	381	5,315
NeuStar, Inc., Class A (I)	1,360	45,424
Paychex, Inc.	8,633	525,577
PayPal Holdings, Inc. (I)	29,002	1,144,709
Perficient, Inc. (I)	843	14,744
PFSweb, Inc. (I)	714	6,069
PRGX Global, Inc. (I)	1,116	6,584
Sabre Corp.	6,582	164,221
Science Applications International Corp.	1,039	88,107
ServiceSource International, Inc. (I)	1,648	9,361
Square, Inc., Class A (I)	8,070	109,994
Sykes Enterprises, Inc. (I)	996	28,745
Syntel, Inc.	2,000	39,580
TeleTech Holdings, Inc.	1,269	38,705
Teradata Corp. (I)	3,136	85,205

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
IT services (continued)
The Hackett Group, Inc.	576	$10,172
The Western Union Company	11,667	253,407
Total System Services, Inc.	4,344	212,986
Unisys Corp. (I)(L)	1,335	19,958
Vantiv, Inc., Class A (I)	4,547	271,092
Virtusa Corp. (I)	733	18,413
Visa, Inc., A Shares	51,786	4,040,344
WEX, Inc. (I)	916	102,226
Xerox Corp.	24,252	211,720
		20,446,227
Semiconductors and semiconductor equipment - 2.6%
Acacia Communications, Inc. (I)	891	55,019
Advanced Energy Industries, Inc. (I)	919	50,315
Advanced Micro Devices, Inc. (I)	19,122	216,843
Alpha & Omega Semiconductor, Ltd. (I)	677	14,400
Ambarella, Inc. (I)	811	43,899
Amkor Technology, Inc. (I)	5,636	59,460
Analog Devices, Inc.	7,336	532,740
Applied Materials, Inc.	26,041	840,343
Applied Micro Circuits Corp. (I)	1,860	15,345
Axcelis Technologies, Inc. (I)	1,048	15,248
Brooks Automation, Inc.	1,693	28,900
Cabot Microelectronics Corp.	546	34,491
Cavium, Inc. (I)	1,490	93,036
CEVA, Inc. (I)	473	15,869
Cirrus Logic, Inc. (I)	1,542	87,185
Cohu, Inc.	836	11,620
Cree, Inc. (I)	2,451	64,682
Cypress Semiconductor Corp.	7,563	86,521
Diodes, Inc. (I)	1,139	29,238
Entegris, Inc. (I)	3,313	59,303
Exar Corp. (I)	1,365	14,715
First Solar, Inc. (I)	2,463	79,038
FormFactor, Inc. (I)	2,017	22,590
GSI Technology, Inc. (I)	900	5,580
Inphi Corp. (I)	911	40,649
Integrated Device Technology, Inc. (I)	3,152	74,261
Intel Corp.	112,806	4,091,474
Intersil Corp., Class A	3,066	68,372
inTEST Corp. (I)	1,205	5,543
IXYS Corp.	1,009	12,007
KLA-Tencor Corp.	3,703	291,352
Kulicke & Soffa Industries, Inc. (I)	1,781	28,407
Lam Research Corp.	3,804	402,197
Lattice Semiconductor Corp. (I)	2,974	21,889
Linear Technology Corp.	5,665	353,213
MACOM Technology Solutions
Holdings, Inc. (I)	1,327	61,414
Marvell Technology Group, Ltd.	12,153	168,562
Maxim Integrated Products, Inc.	6,815	262,855
MaxLinear, Inc., Class A (I)	1,434	31,261
Microchip Technology, Inc.	5,137	329,539
Micron Technology, Inc. (I)	24,832	544,317
Microsemi Corp. (I)	2,721	146,852
MKS Instruments, Inc.	1,286	76,388
Monolithic Power Systems, Inc.	1,007	82,504
Nanometrics, Inc. (I)	623	15,612
NeoPhotonics Corp. (I)	1,222	13,210
NVE Corp.	175	12,500
NVIDIA Corp.	12,742	1,360,081
ON Semiconductor Corp. (I)	10,127	129,221
PDF Solutions, Inc. (I)	882	19,889

The accompanying notes are an integral part of the financial statements.	189

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Photronics, Inc. (I)	1,479	$16,713
Power Integrations, Inc.	714	48,445
QUALCOMM, Inc.	35,115	2,289,498
Rambus, Inc. (I)	2,670	36,766
Rudolph Technologies, Inc. (I)	971	22,673
Semtech Corp. (I)	1,537	48,492
Sigma Designs, Inc. (I)	1,223	7,338
Silicon Laboratories, Inc. (I)	1,002	65,130
Skyworks Solutions, Inc.	4,520	337,463
STR Holdings, Inc. (I)	406	61
SunEdison, Inc. (I)	6,553	463
SunPower Corp. (I)(L)	3,206	21,192
Synaptics, Inc. (I)	852	45,650
Teradyne, Inc.	4,894	124,308
Tessera Holding Corp.	1,138	50,300
Texas Instruments, Inc.	24,000	1,751,280
Transwitch Corp. (I)	1,304	1
Ultratech, Inc. (I)	647	15,515
Veeco Instruments, Inc. (I)	1,054	30,724
Versum Materials, Inc. (I)	2,580	72,421
Xcerra Corp. (I)	1,415	10,811
Xilinx, Inc.	6,069	366,386
		16,481,579
Software - 4.2%
8x8, Inc. (I)	1,985	28,386
A10 Networks, Inc. (I)	1,766	14,675
ACI Worldwide, Inc. (I)	2,863	51,963
Activision Blizzard, Inc.	17,593	635,283
Adobe Systems, Inc. (I)	11,947	1,229,944
American Software, Inc., Class A	877	9,059
ANSYS, Inc. (I)	2,116	195,709
Aspen Technology, Inc. (I)	1,934	105,751
Autodesk, Inc. (I)	5,341	395,287
Blackbaud, Inc.	1,162	74,368
Bottomline Technologies (de), Inc. (I)	911	22,793
BroadSoft, Inc. (I)	685	28,256
CA, Inc.	9,911	314,872
Cadence Design Systems, Inc. (I)	7,138	180,020
Callidus Software, Inc. (I)	1,491	25,049
Citrix Systems, Inc. (I)	3,680	328,661
CommVault Systems, Inc. (I)	1,078	55,409
Covisint Corp. (I)	734	1,395
Dell Technologies, Inc., Class V (I)	5,200	285,844
Digimarc Corp. (I)(L)	325	9,750
Document Security Systems, Inc. (I)	443	295
Ebix, Inc.	840	47,922
Electronic Arts, Inc. (I)	7,194	566,599
Ellie Mae, Inc. (I)	692	57,907
Fair Isaac Corp.	763	90,965
FalconStor Software, Inc. (I)	1,749	787
FireEye, Inc. (I)	4,078	48,528
Fortinet, Inc. (I)	4,044	121,805
Gigamon, Inc. (I)	777	35,392
GlobalSCAPE, Inc.	1,481	6,028
Glu Mobile, Inc. (I)(L)	2,758	5,351
Guidewire Software, Inc. (I)	1,731	85,390
HubSpot, Inc. (I)	900	42,300
Imperva, Inc. (I)	763	29,299
Intuit, Inc.	6,098	698,892
Jive Software, Inc. (I)	2,807	12,210
Majesco Entertainment Company	35	113
Manhattan Associates, Inc. (I)	1,728	91,636

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Mentor Graphics Corp.	2,655	$97,943
Microsoft Corp.	187,697	11,663,492
MicroStrategy, Inc., Class A (I)	263	51,916
Mitek Systems, Inc. (I)	479	2,946
MobileIron, Inc. (I)	1,929	7,234
Model N, Inc. (I)	646	5,717
Monotype Imaging Holdings, Inc.	1,063	21,101
Nuance Communications, Inc. (I)	6,680	99,532
Oracle Corp.	99,087	3,809,895
Paycom Software, Inc. (I)	1,425	64,823
Paylocity Holding Corp. (I)	1,217	36,522
Pegasystems, Inc.	1,800	64,800
Progress Software Corp.	1,317	42,052
Proofpoint, Inc. (I)	1,021	72,134
PROS Holdings, Inc. (I)	740	15,925
PTC, Inc. (I)	2,803	129,695
Qualys, Inc. (I)	868	27,472
Rapid7, Inc. (I)	1,196	14,555
RealPage, Inc. (I)	2,058	61,740
Red Hat, Inc. (I)	4,335	302,150
RingCentral, Inc., Class A (I)	1,376	28,346
Rosetta Stone, Inc. (I)	599	5,337
salesforce.com, Inc. (I)	16,178	1,107,546
Secureworks Corp., Class A (I)	2,033	21,529
ServiceNow, Inc. (I)	3,892	289,331
Silver Spring Networks, Inc. (I)	1,081	14,388
Smith Micro Software, Inc. (I)	440	691
Splunk, Inc. (I)	3,181	162,708
SS&C Technologies Holdings, Inc.	4,725	135,135
Symantec Corp.	14,626	349,415
Synchronoss Technologies, Inc. (I)	1,046	40,062
Synopsys, Inc. (I)	3,607	212,308
Tableau Software, Inc., Class A (I)	1,809	76,249
Take-Two Interactive Software, Inc. (I)	2,001	98,629
Tangoe, Inc. (I)	1,265	9,968
Telenav, Inc. (I)	1,482	10,448
The Rubicon Project, Inc. (I)	1,007	7,472
The Ultimate Software Group, Inc. (I)	698	127,280
THQ, Inc. (I)	234	0
TiVo Corp. (I)	2,776	58,018
Tyler Technologies, Inc. (I)	857	122,354
Upland Software, Inc. (I)	812	7,267
Varonis Systems, Inc. (I)	654	17,527
VASCO Data Security International, Inc. (I)	1,062	14,496
Verint Systems, Inc. (I)	1,403	49,456
VirnetX Holding Corp. (I)(L)	1,597	3,513
VMware, Inc., Class A (I)(L)	10,089	794,307
Workday, Inc., Class A (I)	4,702	310,755
Workiva, Inc. (I)	890	12,149
Zendesk, Inc. (I)	2,283	48,400
Zix Corp. (I)	880	4,347
Zynga, Inc., Class A (I)	21,526	55,322
		26,720,290
Technology hardware, storage and peripherals - 2.8%
3D Systems Corp. (I)	2,618	34,793
Apple, Inc.	130,814	15,150,877
Avid Technology, Inc. (I)	1,037	4,563
CPI Card Group, Inc.	1,520	6,308
Cray, Inc. (I)	1,015	21,011
Diebold Nixdorf, Inc.	1,534	38,580
Eastman Kodak Company (I)	1,082	16,771
Electronics For Imaging, Inc. (I)	1,141	50,044

The accompanying notes are an integral part of the financial statements.	190

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Technology hardware, storage and peripherals (continued)
Hewlett Packard Enterprise Company	41,163	$952,512
HP, Inc.	40,894	606,867
Imation Corp. (I)	1,203	986
Immersion Corp. (I)	978	10,396
Intevac, Inc. (I)	1,176	10,055
NCR Corp. (I)	2,991	121,315
NetApp, Inc.	6,985	246,361
Nimble Storage, Inc. (I)(L)	2,003	15,864
Pure Storage, Inc., Class A (I)(L)	4,787	54,141
Super Micro Computer, Inc. (I)	1,189	33,351
TransAct Technologies, Inc.	494	3,260
Video Display Corp. (I)	1,821	1,803
Western Digital Corp.	6,693	454,789
		17,834,647
		117,461,474
Materials - 3.0%
Chemicals - 1.9%
A. Schulman, Inc.	713	23,850
AdvanSix, Inc. (I)	728	16,118
Air Products & Chemicals, Inc.	5,160	742,111
Albemarle Corp.	2,696	232,072
American Vanguard Corp.	755	14,458
Ashland Global Holdings, Inc.	1,480	161,749
Axalta Coating Systems, Ltd. (I)	5,704	155,149
Balchem Corp.	725	60,842
Cabot Corp.	1,475	74,547
Calgon Carbon Corp.	1,150	19,550
Celanese Corp., Series A	3,519	277,086
CF Industries Holdings, Inc.	5,650	177,862
Chase Corp.	226	18,882
Chemtura Corp. (I)	1,472	48,870
Ciner Resources LP	509	14,802
Core Molding Technologies, Inc. (I)	280	4,791
E.I. du Pont de Nemours & Company	20,871	1,531,931
Eastman Chemical Company	3,541	266,319
Ecolab, Inc.	7,012	821,947
Ferro Corp. (I)	1,796	25,737
Flotek Industries, Inc. (I)(L)	1,385	13,005
FMC Corp.	3,237	183,085
FutureFuel Corp.	1,202	16,708
GCP Applied Technologies, Inc. (I)	1,748	46,759
Hawkins, Inc.	312	16,832
HB Fuller Company	1,198	57,875
Huntsman Corp.	5,713	109,004
Ingevity Corp. (I)	1,072	58,810
Innophos Holdings, Inc.	533	27,855
Innospec, Inc.	621	42,539
International Flavors & Fragrances, Inc.	1,880	221,520
Intrepid Potash, Inc. (I)	1,827	3,800
KMG Chemicals, Inc.	377	14,662
Koppers Holdings, Inc. (I)	493	19,868
Kraton Corp. (I)	778	22,157
Kronos Worldwide, Inc.	2,710	32,357
LSB Industries, Inc. (I)	541	4,555
Metabolix, Inc. (I)	1,481	518
Minerals Technologies, Inc.	820	63,345
Monsanto Company	10,436	1,097,972
NewMarket Corp.	278	117,828
Northern Technologies International
Corp. (I)	322	4,428
OCI Partners LP	2,042	17,051
Olin Corp.	3,964	101,518

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
OMNOVA Solutions, Inc. (I)	969	$9,690
PolyOne Corp.	2,015	64,561
PPG Industries, Inc.	6,360	602,674
Praxair, Inc.	6,818	799,001
Quaker Chemical Corp.	343	43,883
Rayonier Advanced Materials, Inc.	994	15,367
Rentech Nitrogen Partners LP (I)	1,086	195
RPM International, Inc.	3,162	170,210
Sensient Technologies Corp.	1,054	82,823
Stepan Company	506	41,229
Terra Nitrogen Company LP	422	43,344
TerraVia Holdings, Inc. (I)	3,082	3,544
The Chemours Company	4,318	95,385
The Dow Chemical Company	26,819	1,534,583
The Mosaic Company	8,427	247,164
The Scotts Miracle-Gro Company,
Class A	1,434	137,019
The Sherwin-Williams Company	2,205	592,572
The Valspar Corp.	1,883	195,098
Trecora Resources (I)	686	9,501
Tredegar Corp.	888	21,312
Trinseo SA	1,169	69,322
Valhi, Inc.	7,686	26,594
W.R. Grace & Company	1,671	113,026
Westlake Chemical Corp.	3,120	174,689
Westlake Chemical Partners LP	391	8,485
		12,083,995
Construction materials - 0.2%
Eagle Materials, Inc.	1,126	110,945
Headwaters, Inc. (I)	1,664	39,137
Martin Marietta Materials, Inc.	1,515	335,618
Summit Materials, Inc., Class A (I)	1,540	36,643
U.S. Concrete, Inc. (I)	359	23,515
United States Lime & Minerals, Inc.	118	8,939
Vulcan Materials Company	3,157	395,099
		949,896
Containers and packaging - 0.4%
AEP Industries, Inc.	126	14,629
AptarGroup, Inc.	1,465	107,604
Avery Dennison Corp.	2,115	148,515
Ball Corp.	3,403	255,463
Bemis Company, Inc.	2,253	107,738
Berry Plastics Group, Inc. (I)	2,850	138,881
Crown Holdings, Inc. (I)	3,312	174,112
Graphic Packaging Holding Company	7,469	93,213
Greif, Inc., Class A	1,126	57,775
International Paper Company	9,842	522,217
Multi Packaging Solutions International,
Ltd. (I)	1,900	27,094
Myers Industries, Inc.	599	8,566
Owens-Illinois, Inc. (I)	3,705	64,504
Packaging Corp. of America	2,223	188,555
Sealed Air Corp.	4,724	214,186
Silgan Holdings, Inc.	1,489	76,207
Sonoco Products Company	2,438	128,483
UFP Technologies, Inc. (I)	270	6,872
WestRock Company	6,078	308,580
		2,643,194
Metals and mining - 0.5%
A. M. Castle & Company (I)	676	170
AK Steel Holding Corp. (I)	5,937	60,617

The accompanying notes are an integral part of the financial statements.	191

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Alcoa Corp.	3,515	$98,701
Allegheny Technologies, Inc. (L)	2,513	40,032
Carpenter Technology Corp.	1,065	38,521
Century Aluminum Company (I)	2,202	18,849
Cliffs Natural Resources, Inc. (I)	4,609	38,762
Coeur Mining, Inc. (I)	3,812	34,651
Commercial Metals Company	2,880	62,726
Compass Minerals International, Inc.	779	61,035
Freeport-McMoRan, Inc. (I)	30,030	396,096
General Moly, Inc. (I)	2,672	668
Golden Minerals Company (I)	848	492
Handy & Harman, Ltd. (I)	386	9,862
Haynes International, Inc.	336	14,445
Hecla Mining Company	9,212	48,271
Hi-Crush Partners LP (I)	931	18,434
Horsehead Holding Corp. (I)	1,401	0
Kaiser Aluminum Corp.	411	31,931
Materion Corp.	519	20,552
Midway Gold Corp. (I)	3,078	7
Molycorp, Inc. (I)	6,266	201
Newmont Mining Corp.	12,700	432,689
Nucor Corp.	7,622	453,661
Olympic Steel, Inc.	311	7,536
Paramount Gold Nevada Corp. (I)	221	393
Reliance Steel & Aluminum Company	1,718	136,650
Royal Gold, Inc.	1,516	96,039
Ryerson Holding Corp. (I)	791	10,560
Schnitzer Steel Industries, Inc., Class A	687	17,656
Southern Copper Corp.	18,572	593,190
Steel Dynamics, Inc.	5,877	209,104
Stillwater Mining Company (I)	2,775	44,705
SunCoke Energy Partners LP	1,200	23,100
SunCoke Energy, Inc. (I)	1,547	17,543
Synalloy Corp. (I)	518	5,672
Tahoe Resources, Inc.	7,130	67,165
TimkenSteel Corp. (I)	1,013	15,681
United States Steel Corp.	3,397	112,135
US Antimony Corp. (I)	2,052	515
Vista Gold Corp. (I)	2,508	2,397
Worthington Industries, Inc.	1,465	69,500
		3,310,914
Paper and forest products - 0.0%
Boise Cascade Company (I)	927	20,858
Clearwater Paper Corp. (I)	383	25,106
Deltic Timber Corp.	336	25,896
KapStone Paper and Packaging Corp.	2,401	52,942
Louisiana-Pacific Corp. (I)	3,348	63,378
Neenah Paper, Inc.	450	38,340
PH Glatfelter Company	1,142	27,282
Rentech, Inc. (I)	1,061	2,631
Schweitzer-Mauduit International, Inc.	763	34,739
		291,172
		19,279,171
Real estate - 3.6%
Equity real estate investment trusts - 3.5%
Acadia Realty Trust	1,698	55,491
Agree Realty Corp.	498	22,933
Alexander’s, Inc.	132	56,347
Alexandria Real Estate Equities, Inc.	1,770	196,700
American Assets Trust, Inc.	1,121	48,293
American Campus Communities, Inc.	3,089	153,740

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
American Homes 4 Rent, Class A	5,749	$120,614
American Tower Corp.	10,139	1,071,490
Apartment Investment & Management
Company, Class A	3,771	171,392
Apple Hospitality REIT, Inc.	4,200	83,916
Armada Hoffler Properties, Inc.	983	14,322
Ashford Hospitality Prime, Inc.	896	12,230
Ashford Hospitality Trust, Inc.	2,152	16,700
AvalonBay Communities, Inc.	3,276	580,343
Bluerock Residential Growth REIT, Inc.	654	8,973
Boston Properties, Inc.	3,674	462,116
Brandywine Realty Trust	4,232	69,870
Brixmor Property Group, Inc.	7,038	171,868
Camden Property Trust	2,078	174,697
Care Capital Properties, Inc.	1,962	49,050
CareTrust REIT, Inc.	1,577	24,160
CatchMark Timber Trust, Inc., Class A	1,041	11,722
CBL & Associates Properties, Inc.	3,918	45,057
Cedar Realty Trust, Inc.	2,391	15,613
Chatham Lodging Trust	1,014	20,838
Chesapeake Lodging Trust	1,393	36,023
Colony Starwood Homes	2,489	71,708
Columbia Property Trust, Inc.	2,913	62,921
Communications Sales & Leasing, Inc.	3,640	92,492
Community Healthcare Trust, Inc.	509	11,722
CoreCivic, Inc.	2,844	69,564
CorEnergy Infrastructure Trust, Inc.	217	7,569
CoreSite Realty Corp.	722	57,305
Corporate Office Properties Trust	2,190	68,372
Cousins Properties, Inc.	9,367	79,713
Crown Castle International Corp.	8,053	698,759
CubeSmart	4,232	113,291
CyrusOne, Inc.	1,885	84,316
DCT Industrial Trust, Inc.	2,154	103,134
DDR Corp.	8,843	135,033
DiamondRock Hospitality Company	4,943	56,993
Digital Realty Trust, Inc.	3,784	371,816
Douglas Emmett, Inc.	3,549	129,751
Duke Realty Corp.	8,192	217,580
DuPont Fabros Technology, Inc.	1,768	77,668
Easterly Government Properties, Inc.	770	15,415
EastGroup Properties, Inc.	779	57,521
Education Realty Trust, Inc.	1,610	68,103
Empire State Realty Trust, Inc., Class A	2,973	60,025
EPR Properties	1,484	106,507
Equinix, Inc.	1,653	590,799
Equity Commonwealth (I)	3,074	92,958
Equity LifeStyle Properties, Inc.	2,044	147,372
Equity One, Inc.	3,403	104,438
Equity Residential	8,695	559,610
Essex Property Trust, Inc.	1,563	363,398
Extra Space Storage, Inc.	2,971	229,480
Farmland Partners, Inc.	377	4,207
Federal Realty Investment Trust	1,682	239,029
FelCor Lodging Trust, Inc.	3,209	25,704
First Industrial Realty Trust, Inc.	2,858	80,167
First Potomac Realty Trust	1,654	18,144
Forest City Realty Trust, Inc., Class A	6,322	131,750
Four Corners Property Trust, Inc.	1,318	27,045
Franklin Street Properties Corp.	2,442	31,648
Gaming and Leisure Properties, Inc.	4,819	147,558
General Growth Properties, Inc.	21,040	525,579
Getty Realty Corp.	809	20,621

The accompanying notes are an integral part of the financial statements.	192

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Gladstone Commercial Corp.	843	$16,944
Government Properties Income Trust	1,666	31,762
Gramercy Property Trust (I)	9,896	90,845
HCP, Inc.	11,182	332,329
Healthcare Realty Trust, Inc.	2,565	77,771
Healthcare Trust of America, Inc.,
Class A	3,248	94,549
Hersha Hospitality Trust	963	20,705
Highwoods Properties, Inc.	2,302	117,425
Hospitality Properties Trust	3,527	111,947
Host Hotels & Resorts, Inc.	17,798	335,314
Hudson Pacific Properties, Inc.	2,493	86,707
Independence Realty Trust, Inc.	1,319	11,765
InfraREIT, Inc.	1,129	20,220
Investors Real Estate Trust	3,169	22,595
Iron Mountain, Inc.	6,244	202,805
iStar, Inc. (I)	1,637	20,250
Kilroy Realty Corp.	2,220	162,548
Kimco Realty Corp.	10,050	252,858
Kite Realty Group Trust	2,004	47,054
Lamar Advertising Company, Class A	2,331	156,736
LaSalle Hotel Properties	2,682	81,721
Lexington Realty Trust	5,628	60,782
Liberty Property Trust	3,554	140,383
Life Storage, Inc.	1,077	91,825
LTC Properties, Inc.	965	45,336
Mack-Cali Realty Corp.	2,086	60,536
Medical Properties Trust, Inc.	5,667	69,704
MGM Growth Properties LLC	1,446	36,598
Mid-America Apartment Communities, Inc.	2,669	261,348
Monmouth Real Estate Investment Corp.	1,469	22,388
Monogram Residential Trust, Inc.	4,005	43,334
National Health Investors, Inc.	901	66,827
National Retail Properties, Inc.	3,382	149,484
National Storage Affiliates Trust	528	11,653
New Senior Investment Group, Inc.	2,155	21,097
New York REIT, Inc.	3,741	37,859
NexPoint Residential Trust, Inc.	745	16,643
NorthStar Realty Europe Corp.	1,374	17,271
Northstar Realty Finance Corp.	4,478	67,842
Omega Healthcare Investors, Inc.	4,470	139,732
One Liberty Properties, Inc.	544	13,665
Outfront Media, Inc.	3,347	83,240
Paramount Group, Inc.	5,251	83,963
Parkway, Inc. (I)	1,170	26,033
Pebblebrook Hotel Trust	1,740	51,765
Pennsylvania Real Estate
Investment Trust	1,656	31,398
Physicians Realty Trust	3,190	60,482
Piedmont Office Realty Trust, Inc.,
Class A	3,349	70,028
Potlatch Corp.	951	39,609
Preferred Apartment Communities, Inc.	734	10,944
Prologis, Inc.	12,593	664,784
PS Business Parks, Inc.	649	75,621
Public Storage	4,138	924,843
QTS Realty Trust, Inc., Class A	1,179	58,537
Quality Care Properties, Inc. (I)	2,236	34,658
RAIT Financial Trust	1,605	5,393
Ramco-Gershenson Properties Trust	1,960	32,497
Rayonier, Inc.	2,911	77,433
Realty Income Corp.	6,125	352,065
Regency Centers Corp.	2,321	160,033

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Retail Opportunity Investments Corp.	2,494	$52,698
Retail Properties of America, Inc.,
Class A	5,782	88,638
Rexford Industrial Realty, Inc.	1,649	38,240
RLJ Lodging Trust	3,050	74,695
Ryman Hospitality Properties	1,232	77,628
Sabra Health Care REIT, Inc.	1,535	37,485
Saul Centers, Inc.	477	31,773
Select Income REIT	2,137	53,852
Senior Housing Properties Trust	5,681	107,541
Seritage Growth Properties	824	35,193
Silver Bay Realty Trust Corp.	777	13,318
Simon Property Group, Inc.	7,387	1,312,448
SL Green Realty Corp.	2,407	258,873
Sotherly Hotels, Inc.	868	5,894
Spirit Realty Capital, Inc.	11,432	124,152
STAG Industrial, Inc.	1,797	42,894
STORE Capital Corp.	3,560	87,968
Summit Hotel Properties, Inc.	1,948	31,226
Sun Communities, Inc.	1,532	117,367
Sunstone Hotel Investors, Inc.	5,238	79,880
Tanger Factory Outlet Centers, Inc.	2,305	82,473
Taubman Centers, Inc.	1,400	103,502
Terreno Realty Corp.	1,037	29,544
The Macerich Company	3,536	250,490
Tier REIT, Inc.	1,279	22,242
UDR, Inc.	6,421	234,238
UMH Properties, Inc.	1,112	16,736
Universal Health Realty Income Trust	318	20,858
Urban Edge Properties	2,318	63,768
Urstadt Biddle Properties, Inc.	242	4,743
Urstadt Biddle Properties, Inc., Class A	890	21,458
Ventas, Inc.	8,054	503,536
VEREIT, Inc.	21,743	183,946
Vornado Realty Trust	4,513	471,022
Washington Prime Group, Inc.	4,412	45,929
Washington Real Estate Investment Trust	1,849	60,444
Weingarten Realty Investors	2,999	107,334
Welltower, Inc.	8,518	570,110
Weyerhaeuser Company	17,892	538,370
Whitestone REIT	845	12,151
Winthrop Realty Trust	1,052	8,237
WP Carey, Inc.	2,539	150,030
		22,536,690
Real estate management and development - 0.1%
Alexander & Baldwin, Inc.	1,192	53,485
AV Homes, Inc. (I)	525	8,295
CBRE Group, Inc., Class A (I)	7,904	248,897
Consolidated-Tomoka Land Company	189	10,096
Forestar Group, Inc. (I)	1,047	13,925
FRP Holdings, Inc. (I)	274	10,330
Griffin Land & Nurseries, Inc.	224	7,108
HFF, Inc., Class A	916	27,709
Jones Lang LaSalle, Inc.	1,057	106,799
Kennedy-Wilson Holdings, Inc.	2,796	57,318
Marcus & Millichap, Inc. (I)	862	23,033
RE/MAX Holdings, Inc., Class A	428	23,968
Tejon Ranch Company (I)	488	12,410
The Howard Hughes Corp. (I)	963	109,878
The RMR Group, Inc., Class A	776	30,652
The St. Joe Company (I)	1,877	35,663
		779,566
		23,316,256

The accompanying notes are an integral part of the financial statements.	193

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Telecommunication services - 2.4%
Diversified telecommunication services - 2.1%
Alaska Communications Systems
Group, Inc. (I)	1,419	$2,327
AT&T, Inc.	147,033	6,253,313
ATN International, Inc.	401	32,132
CenturyLink, Inc.	12,975	308,546
Cincinnati Bell, Inc. (I)	978	21,858
Cogent Communications Holdings, Inc.	1,021	42,218
Consolidated Communications Holdings, Inc.	1,156	31,039
FairPoint Communications, Inc. (I)	740	13,838
Frontier Communications Corp.	28,061	94,846
Fusion Telecommunications International,
Inc. (I)	1,940	2,910
General Communication, Inc., Class A (I)	1,029	20,014
Globalstar, Inc. (I)(L)	22,247	35,150
Hawaiian Telcom Holdco, Inc. (I)	400	9,912
IDT Corp., Class B	675	12,515
Inteliquent, Inc.	876	20,078
Iridium Communications, Inc. (I)(L)	2,478	23,789
Level 3 Communications, Inc. (I)	8,543	481,483
Lumos Networks Corp. (I)	549	8,575
ORBCOMM, Inc. (I)	1,692	13,993
SBA Communications Corp., Class A (I)	3,003	310,090
Straight Path Communications, Inc.,
Class B (I)	302	10,241
Towerstream Corp. (I)	112	21
Verizon Communications, Inc.	97,344	5,196,223
Vonage Holdings Corp. (I)	4,929	33,764
Windstream Holdings, Inc. (L)	2,313	16,954
Zayo Group Holdings, Inc. (I)	5,746	188,814
		13,184,643
Wireless telecommunication services - 0.3%
Boingo Wireless, Inc. (I)	1,274	15,530
Leap Wireless International, Inc. (I)	2,036	6,413
Shenandoah Telecommunications Company	1,161	31,695
Sprint Corp. (I)	95,174	801,365
T-Mobile US, Inc. (I)	19,667	1,131,049
Telephone & Data Systems, Inc.	2,523	72,839
United States Cellular Corp. (I)	2,040	89,189
		2,148,080
		15,332,723
Utilities - 2.8%
Electric utilities - 1.6%
ALLETE, Inc.	1,173	75,295
Alliant Energy Corp.	5,416	205,212
American Electric Power Company, Inc.	11,727	738,332
Avangrid, Inc.	7,420	281,070
Duke Energy Corp.	16,456	1,277,315
Edison International	7,767	559,146
El Paso Electric Company	986	45,849
Entergy Corp.	4,288	315,039
Eversource Energy	7,567	417,925
Exelon Corp.	21,215	752,920
FirstEnergy Corp.	10,067	311,775
Fortis, Inc.	2,726	84,179
Great Plains Energy, Inc.	3,613	98,816
Hawaiian Electric Industries, Inc.	2,623	86,743
IDACORP, Inc.	1,195	96,257
MGE Energy, Inc.	847	55,309
NextEra Energy, Inc.	11,022	1,316,688
OGE Energy Corp.	4,833	161,664

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
Otter Tail Corp.	937	$38,230
PG&E Corp.	11,847	719,942
Pinnacle West Capital Corp.	2,624	204,751
PNM Resources, Inc.	1,941	66,576
Portland General Electric Company	2,132	92,380
PPL Corp.	16,159	550,214
Spark Energy, Inc., Class A (L)	346	10,484
The Empire District Electric Company	1,051	35,829
The Southern Company	22,420	1,102,840
Westar Energy, Inc.	3,367	189,730
Xcel Energy, Inc.	12,121	493,325
		10,383,835
Gas utilities - 0.2%
AmeriGas Partners LP (L)	2,217	106,239
Atmos Energy Corp.	2,431	180,259
Chesapeake Utilities Corp.	331	22,160
Ferrellgas Partners LP (L)	2,450	16,587
National Fuel Gas Company	2,027	114,809
New Jersey Resources Corp.	2,014	71,497
Northwest Natural Gas Company	684	40,903
ONE Gas, Inc.	1,229	78,607
South Jersey Industries, Inc.	1,881	63,371
Southwest Gas Holdings, Inc.	1,106	84,742
Spire, Inc.	1,109	71,586
Star Gas Partners LP	1,232	13,256
Suburban Propane Partners LP	1,493	44,880
UGI Corp.	4,169	192,108
WGL Holdings, Inc.	1,188	90,621
		1,191,625
Independent power and renewable
electricity producers - 0.1%
8point3 Energy Partners LP	1,838	23,857
AES Corp.	15,918	184,967
Atlantic Power Corp. (I)	4,390	10,975
Calpine Corp. (I)	8,711	99,567
Dynegy, Inc. (I)	2,927	24,762
NextEra Energy Partners LP	1,044	26,664
NRG Energy, Inc.	7,586	93,004
Ormat Technologies, Inc.	1,243	66,650
TerraForm Global, Inc., Class A (I)	3,800	15,010
TerraForm Power, Inc., Class A (I)	3,768	48,268
Vivint Solar, Inc. (I)(L)	2,719	6,933
		600,657
Multi-utilities - 0.8%
Ameren Corp.	5,753	301,802
Avista Corp.	1,574	62,944
Black Hills Corp.	1,244	76,307
CenterPoint Energy, Inc.	10,292	253,595
CMS Energy Corp.	6,692	278,521
Consolidated Edison, Inc.	7,213	531,454
Dominion Resources, Inc.	14,726	1,127,864
DTE Energy Company	4,276	421,229
MDU Resources Group, Inc.	4,706	135,392
NiSource, Inc.	7,692	170,301
NorthWestern Corp.	1,173	66,709
Public Service Enterprise Group, Inc.	12,056	529,017
SCANA Corp.	3,436	251,790
Sempra Energy	5,952	599,009
Unitil Corp.	375	17,003
Vectren Corp.	1,969	102,683
WEC Energy Group, Inc.	7,511	440,520
		5,366,140

The accompanying notes are an integral part of the financial statements.	194

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Water utilities - 0.1%
American States Water Company	889	$40,503
American Water Works Company, Inc.	4,233	306,300
Aqua America, Inc.	4,256	127,850
Artesian Resources Corp., Class A	331	10,572
California Water Service Group	1,119	37,934
Connecticut Water Service, Inc.	283	15,806
Middlesex Water Company	406	17,434
Pure Cycle Corp. (I)	1,164	6,402
SJW Corp.	497	27,822
York Water Company	407	15,547
		606,170
		18,148,427
TOTAL COMMON STOCKS (Cost $337,938,290)		$605,914,824

CONVERTIBLE BONDS - 0.0%
Health care - 0.0%
Catalyst Biosciences, Inc. 2.224%,
02/19/2018(Z)	$779	481
TOTAL CONVERTIBLE BONDS (Cost $779)		$481

WARRANTS - 0.0%
Asterias Biotherapeutics, Inc.
(Expiration Date: 02/15/2017;
Strike Price: $5.00) (I)	30	16
Basic Energy Services, Inc. (Expiration
Date: 12/22/2023) (I)(N)	50	1,760
BioTime, Inc.
(Expiration Date: 10/01/2018;
Strike Price: $5.00) (I)	184	129
Eagle Bulk Shipping, Inc.
(Expiration Date: 10/15/2021;
Strike Price: $27.82) (I)	92	6
Education Management Corp.
(Expiration Date: 01/05/2022) (I)(N)	4,333	25
Genco Shipping & Trading, Ltd.
(Expiration Date: 07/09/2021;
Strike Price: $20.99) (I)	84	11
Hycroft Mining Corp.
(Expiration Date: 10/12/2022) (I)(N)	196	0
Swift Energy Company
(Expiration Date: 04/15/2019) (I)(N)	50	58
Swift Energy Company
(Expiration Date: 04/15/2020) (I)(N)	50	98
TOTAL WARRANTS (Cost $19,078)		$2,103

SECURITIES LENDING COLLATERAL - 1.1%
John Hancock
Collateral Trust, 0.7390% (W)(Y)	677,052	6,774,920
TOTAL SECURITIES LENDING
COLLATERAL (Cost $6,775,409)		$6,774,920

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS - 6.1%
Repurchase agreement - 6.1%
Repurchase Agreement with State
Street Corp. dated 12/30/2016 at
0.030% to be repurchased at
$39,180,131 on 01/03/2017,
collateralized by $35,545,000
U.S. Treasury Bonds, 3.625% -
3.750% due 11/15/2043 to
02/15/2044 (valued at
$39,963,657, including interest)	$39,180,000	$39,180,000
TOTAL SHORT-TERM INVESTMENTS (Cost $39,180,000)		$39,180,000
Total Investments (Total Stock Market Index Trust)
(Cost $383,913,556) - 101.7%		$651,872,328
Other assets and liabilities, net - (1.7%)		(10,620,407)
TOTAL NET ASSETS - 100.0%		$641,251,921

Utilities Trust

	Shares or Principal Amount	Value
COMMON STOCKS - 87.5%
Consumer discretionary - 5.5%
Media - 5.5%
Charter Communications, Inc.,
Class A (I)	30,509	$8,784,151
Comcast Corp., Class A	85,727	5,919,449
Liberty Global PLC, Series C (I)	25,884	768,755
NOS SGPS SA	362,759	2,152,933
		17,625,288
Energy - 16.9%
Oil, gas and consumable fuels - 16.9%
Cheniere Energy, Inc. (I)	57,365	2,376,632
Enable Midstream Partners LP	110,812	1,743,073
Enbridge, Inc.	129,087	5,432,105
Energy Transfer Partners LP	163,345	5,849,384
Enterprise Products Partners LP	279,575	7,559,708
EQT GP Holdings LP	42,458	1,070,366
EQT Midstream Partners LP	58,038	4,450,354
JP Energy Partners LP	45,467	460,126
Kinder Morgan, Inc.	76,865	1,591,874
Plains All American Pipeline LP	31,263	1,009,482
Plains GP Holdings LP, Class A	71,859	2,492,070
SemGroup Corp., Class A	36,969	1,543,456
Shell Midstream Partners LP	60,543	1,761,196
Sunoco Logistics Partners LP	121,671	2,922,537
Tallgrass Energy GP LP (L)	81,664	2,188,595
The Williams Companies, Inc.	102,024	3,177,027
TransCanada Corp.	70,324	3,170,905
Western Gas Equity Partners LP	54,851	2,322,940
Williams Partners LP	76,366	2,904,199
		54,026,029
		54,026,029
Industrials - 0.6%
Commercial services and supplies - 0.6%
Covanta Holding Corp.	134,745	2,102,022
Real estate - 1.5%
Equity real estate investment trusts - 1.5%
American Tower Corp.	45,384	4,796,181

The accompanying notes are an integral part of the financial statements.	195

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Utilities Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Telecommunication services - 10.0%
Diversified telecommunication services - 7.2%
Bezeq The Israeli Telecommunication
Corp., Ltd.	1,036,534	$1,966,123
BT Group PLC	492,064	2,221,324
Cellnex Telecom SAU (S)	33,423	479,758
Com Hem Holding AB	650,365	6,196,591
Hellenic Telecommunications
Organization SA	254,347	2,388,655
Koninklijke KPN NV	794,991	2,350,886
Orange SA	162,671	2,466,737
SBA Communications Corp., Class A (I)	24,070	2,485,468
TDC A/S (I)	398,375	2,042,218
Telefonica Brasil SA, ADR	37,651	503,770
		23,101,530
Wireless telecommunication services - 2.8%
Advanced Info Service PCL	364,200	1,491,505
KDDI Corp.	85,400	2,156,604
Mobile TeleSystems PJSC, ADR	235,713	2,147,345
Vodafone Group PLC	780,815	1,921,490
XL Axiata Tbk PT (I)	6,823,750	1,167,308
		8,884,252
		31,985,782
Utilities - 53.0%
Electric utilities - 28.0%
American Electric Power Company, Inc.	113,359	7,137,083
Avangrid, Inc.	81,064	3,070,704
Edison International	49,600	3,570,704
EDP - Energias de Portugal SA	2,116,199	6,440,749
Enel Chile SA	67,860	308,763
Enel SpA	1,998,523	8,784,903
Exelon Corp.	354,982	12,598,311
Great Plains Energy, Inc.	51,571	1,410,467
Iberdrola SA	603,898	3,954,254
NextEra Energy, Inc.	127,329	15,210,722
PG&E Corp.	164,685	10,007,907
PPL Corp.	344,867	11,742,721
SSE PLC	229,475	4,381,609
Transmissora Alianca de Energia Eletrica SA	88,230	561,809
Xcel Energy, Inc.	7,957	323,850
		89,504,556
Gas utilities - 1.3%
China Resources Gas Group, Ltd.	1,244,000	3,485,100
Infraestructura Energetica Nova SAB de CV	161,691	704,339
		4,189,439
Independent power and renewable electricity
producers - 13.2%
AES Corp.	467,004	5,426,586
Calpine Corp. (I)	621,077	7,098,910
China Longyuan Power Group Corp.,
H Shares	2,545,000	1,977,592
Dynegy, Inc. (I)	430,447	3,641,582
EDP Renovaveis SA	1,557,677	9,892,997
Engie Brasil Energia SA	141,500	1,518,309
NextEra Energy Partners LP	119,601	3,054,610
NRG Energy, Inc.	398,452	4,885,022
NRG Yield, Inc., Class A	144,768	2,223,636
NRG Yield, Inc., Class C (L)	128,504	2,030,363
NTPC, Ltd.	182,626	443,085
		42,192,692

Utilities Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Multi-utilities - 10.5%
Ameren Corp.	61,993	$3,252,153
Dominion Resources, Inc.	29,513	2,260,401
DTE Energy Company	39,283	3,869,768
Engie SA	205,215	2,612,170
Innogy SE (I)(S)	56,820	1,974,381
NorthWestern Corp.	19,716	1,121,249
Public Service Enterprise Group, Inc.	66,174	2,903,715
RWE AG (I)	153,962	1,910,460
Sempra Energy	116,320	11,706,443
Suez	116,745	1,720,177
WEC Energy Group, Inc.	5,601	328,499
		33,659,416
		169,546,103
TOTAL COMMON STOCKS (Cost $296,209,147)		$280,081,405

PREFERRED SECURITIES - 9.1%
Energy - 1.0%
Oil, gas and consumable fuels - 1.0%
Anadarko Petroleum Corp., 7.500% (L)	62,813	2,597,318
Kinder Morgan, Inc., 9.750% (L)	9,686	471,224
		3,068,542
Real estate - 0.5%
Equity real estate investment trusts - 0.5%
American Tower Corp., 5.500%	16,542	1,728,639
Telecommunication services - 0.8%
Diversified telecommunication services - 0.8%
Frontier Communications Corp., 11.125%	35,416	2,517,369
Utilities - 6.8%
Electric utilities - 4.7%
Cia Paranaense de Energia, B Shares	87,000	728,885
Exelon Corp., 6.500%	174,156	8,430,892
Great Plains Energy, Inc., 7.000%	22,840	1,155,704
NextEra Energy, Inc., 6.371%	32,851	1,880,720
NextEra Energy, Inc., 6.123%	59,610	2,919,698
		15,115,899
Independent power and renewable electricity
producers - 0.7%
Dynegy, Inc., 7.000%	13,720	852,561
Dynegy, Inc., 5.375%	44,486	1,437,343
		2,289,904
Multi-utilities - 1.4%
Dominion Resources, Inc., 6.375%	51,179	2,562,021
Dominion Resources, Inc., 6.750%	35,378	1,790,127
		4,352,148
		21,757,951
TOTAL PREFERRED SECURITIES (Cost $33,676,022)		$29,072,501

SECURITIES LENDING COLLATERAL - 1.1%
John Hancock
Collateral Trust, 0.7390% (W)(Y)	364,846	3,650,832
TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,650,977)		$3,650,832

The accompanying notes are an integral part of the financial statements.	196

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Utilities Trust (continued)

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS - 2.6%
U.S. Government Agency - 1.5%
Federal Home Loan Bank Discount Note
0.300%, 01/03/2017 *	$4,750,000	$4,749,921
Repurchase agreement - 1.1%
Repurchase Agreement with State Street
Corp. dated 12/30/2016 at 0.030% to be
repurchased at $3,441,011 on
01/03/2017, collateralized by
$3,360,000 U.S. Treasury Notes,
3.125% due 05/15/2019 (valued at
$3,514,459, including interest)	3,441,000	3,441,000
TOTAL SHORT-TERM INVESTMENTS (Cost $8,190,921)		$8,190,921
Total Investments (Utilities Trust)
(Cost $341,727,067) - 100.3%		$320,995,659
Other assets and liabilities, net - (0.3%)		(960,065)
TOTAL NET ASSETS - 100.0%		$320,035,594

Value Trust

	Shares or Principal Amount	Value
COMMON STOCKS - 98.5%
Consumer discretionary - 8.2%
Hotels, restaurants and leisure - 3.4%
Royal Caribbean Cruises, Ltd.	217,537	$17,846,733
Media - 2.2%
Scripps Networks Interactive, Inc.,
Class A	164,099	11,711,746
Specialty retail - 2.6%
Advance Auto Parts, Inc.	81,742	13,824,207
		43,382,686
Consumer staples - 2.4%
Food products - 2.4%
Conagra Brands, Inc.	324,522	12,834,845
Energy - 8.3%
Energy equipment and services - 3.9%
Amec Foster Wheeler PLC	962,777	5,559,602
Baker Hughes, Inc.	229,235	14,893,398
		20,453,000
Oil, gas and consumable fuels - 4.4%
Devon Energy Corp.	426,552	19,480,630
Marathon Oil Corp.	233,497	4,041,833
		23,522,463
		43,975,463
Financials - 23.5%
Banks - 12.8%
BB&T Corp.	397,121	18,672,629
Comerica, Inc.	267,860	18,243,945
Wintrust Financial Corp.	203,520	14,769,446
Zions Bancorporation	374,863	16,134,104
		67,820,124
Capital markets - 2.7%
Stifel Financial Corp. (I)	280,373	14,004,631
Insurance - 8.0%
Arthur J. Gallagher & Company	241,666	12,556,965
FNF Group	418,539	14,213,584

Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Willis Towers Watson PLC	127,197	$15,553,649
		42,324,198
		124,148,953
Health care - 8.5%
Health care providers and services - 6.9%
AmerisourceBergen Corp.	154,162	12,053,927
HealthSouth Corp.	325,199	13,411,207
Universal Health Services, Inc., Class B	105,776	11,252,451
		36,717,585
Pharmaceuticals - 1.6%
Mylan NV (I)	215,496	8,221,172
		44,938,757
Industrials - 15.1%
Aerospace and defense - 3.7%
Textron, Inc.	399,643	19,406,664
Building products - 3.2%
Johnson Controls International PLC	226,673	9,336,661
Owens Corning	145,528	7,503,424
		16,840,085
Commercial services and supplies - 2.1%
Clean Harbors, Inc. (I)	194,468	10,822,144
Construction and engineering - 2.5%
Fluor Corp.	252,453	13,258,832
Electrical equipment - 0.6%
Babcock & Wilcox Enterprises, Inc. (I)	199,548	3,310,501
Machinery - 2.2%
Ingersoll-Rand PLC	154,124	11,565,465
Marine - 0.8%
Kirby Corp. (I)	64,803	4,309,400
		79,513,091
Information technology - 14.1%
Communications equipment - 3.3%
Ciena Corp. (I)	728,061	17,771,969
Electronic equipment, instruments and components - 5.3%
Keysight Technologies, Inc. (I)	407,324	14,895,839
Zebra Technologies Corp., Class A (I)	151,033	12,952,590
		27,848,429
IT services - 2.2%
Teradata Corp. (I)	425,468	11,559,966
Software - 1.5%
Citrix Systems, Inc. (I)	91,242	8,148,823
Technology hardware, storage and peripherals - 1.8%
Diebold Nixdorf, Inc.	370,891	9,327,909
		74,657,096
Materials - 6.9%
Chemicals - 4.7%
Eastman Chemical Company	206,530	15,533,121
W.R. Grace & Company	137,298	9,286,837
		24,819,958
Construction materials - 2.2%
Eagle Materials, Inc.	118,603	11,685,954
		36,505,912

The accompanying notes are an integral part of the financial statements.	197

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Value Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Real estate - 5.6%
Equity real estate investment trusts - 5.6%
Forest City Realty Trust, Inc., Class A	556,714	$11,601,920
Kimco Realty Corp.	349,422	8,791,458
Life Storage, Inc.	106,900	9,114,294
		29,507,672
		29,507,672
Telecommunication services - 2.1%
Diversified telecommunication services - 2.1%
Level 3 Communications, Inc. (I)	191,114	10,771,185
Utilities - 3.8%
Electric utilities - 3.8%
Edison International	167,248	12,040,184
FirstEnergy Corp.	257,480	7,974,156
		20,014,340
		20,014,340
TOTAL COMMON STOCKS (Cost $439,882,078)		$520,250,000

SHORT-TERM INVESTMENTS - 2.3%
Money market funds - 2.3%
State Street Institutional Treasury Money
Market Fund, Premier Class, 0.3977% (Y)	12,331,749	12,331,749
TOTAL SHORT-TERM INVESTMENTS (Cost $12,331,749)		$12,331,749
Total Investments (Value Trust)
(Cost $452,213,827) - 100.8%		$532,581,749
Other assets and liabilities, net - (0.8%)		(4,130,246)
TOTAL NET ASSETS - 100.0%		$528,451,503

Percentages are based upon net assets.

Footnotes

Key to Currency Abbreviations

AUD	Australian Dollar
EUR	Euro
NOK	Norwegian Krone

Key to Security Abbreviations and Legend

ADR	American Depositary Receipts
ETF	Exchange-Traded Fund
FTSE	Financial Times and Stock Exchange
GDR	Global Depositary Receipts
JHAM	John Hancock Asset Management
LIBOR	London Interbank Offered Rate
NVDR	Non Voting Depositary Receipts
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipts
(A)	The subadvisor is an affiliate of the advisor.
(G)	The portfolio’s subadvisor is shown parenthetically.
(H)	Non-income producing — Issuer and/or security is in default.
(I)	Non-income producing security.
(L)	A portion of the security is on loan as of December 31, 2016.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(N)	Strike price and/or expiration date not available.
(O)	The investment is an affiliate of the fund, the advisor and/or the subadvisor.
(P)	Variable rate obligation. Securities reset coupon rates periodically. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(R)	Direct placement securities are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to Note 11 of the Notes to financial statements.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2016.
(Z)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(1)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	198

John Hancock

Variable Insurance Trust

Bond Trusts

December 31, 2016

Portfolio of Investments

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Active Bond Trust

		Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 27.2%
U.S. Government - 9.8%
Treasury Inflation Protected Securities
0.375%, 07/15/2025		$4,087,353	$4,064,529
U.S. Treasury Bonds
2.250%, 08/15/2046		28,338,000	23,766,259
2.500%, 02/15/2045		4,501,000	3,999,782
2.750%, 11/15/2042		6,020,000	5,673,748
U.S. Treasury Notes
1.000%, 10/15/2019		4,145,000	4,098,763
2.000%, 07/31/2022 to 02/15/2025		3,700,000	3,647,453
2.000%, 11/15/2026 (L)		26,650,000	25,599,724
2.375%, 12/31/2020		2,500,000	2,558,953
			73,409,211
U.S. Government Agency - 17.4%
Federal Home Loan Mortgage Corp.
3.000%, 03/01/2043		1,773,148	1,775,018
3.500%, 10/01/2046		11,007,520	11,340,280
4.000%, 01/01/2041 to 02/01/2044		3,036,215	3,215,181
4.500%, 09/01/2023 to 10/01/2041		4,280,159	4,604,549
5.000%, 03/01/2041		367,763	402,054
Federal National Mortgage Association
2.809%, 08/01/2034 (P)		857,502	894,415
3.000%, TBA (C)		18,250,000	18,127,384
3.000%, 07/01/2027 to 05/01/2043		4,380,692	4,393,237
3.052%, 07/01/2033 (P)		41,382	43,658
3.500%, TBA (C)		9,000,000	9,220,027
3.500%, 02/01/2026 to 04/01/2045		11,771,317	12,164,884
4.000%, TBA (C)		8,000,000	8,405,000
4.000%, 10/01/2025 to 07/01/2046		19,427,043	20,473,142
4.500%, 08/01/2040 to 08/01/2041		9,656,341	10,413,979
5.000%, 05/01/2018 to 04/01/2041		6,172,486	6,755,741
5.500%, 02/01/2018 to 11/01/2039		5,685,785	6,363,601
6.000%, 05/01/2035 to 02/01/2036		3,378,948	3,826,136
6.500%, 01/01/2039 to 06/01/2039		1,206,367	1,380,829
7.000%, 04/01/2017 to 06/01/2032		241,084	281,383
7.500%, 09/01/2029 to 08/01/2031		47,238	55,518
Government National Mortgage Association
4.000%, 02/15/2041		3,451,442	3,681,853
5.000%, 04/15/2035		567,195	625,164
5.500%, 03/15/2035		332,930	379,295
6.000%, 03/15/2033 to 06/15/2033		282,839	325,013
6.500%, 09/15/2028 to 08/15/2031		69,948	80,329
7.000%, 04/15/2029		49,819	58,162
8.000%, 10/15/2026		24,678	28,993
			129,314,825
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $203,528,170)			$202,724,036

FOREIGN GOVERNMENT OBLIGATIONS - 0.6%
Argentina - 0.2%
City of Buenos Aires
7.500%, 06/01/2027 (S)		250,000	255,625
Provincia de Buenos Aires
7.875%, 06/15/2027 (S)		440,000	433,928
Republic of Argentina
7.500%, 04/22/2026 (S)		500,000	525,000
8.280%, 12/31/2033		231,336	246,951
Republic of Argentina, GDP-Linked Note
4.513%, 12/15/2035 (I)*	ARS	19,532,033	107,704
			1,569,208

Active Bond Trust (continued)

		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Germany - 0.2%
Federal Republic of Germany
6.250%, 01/04/2030	EUR	725,000	$1,329,812
Mexico - 0.1%
Government of Mexico
8.000%, 12/07/2023	MXN	11,861,100	593,517
Panama - 0.1%
Republic of Panama
8.875%, 09/30/2027		$344,000	472,140
9.375%, 04/01/2029		130,000	183,300
			655,440
United Kingdom - 0.0%
Government of United Kingdom
6.000%, 12/07/2028	GBP	85,000	158,210
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $4,144,060)			$4,306,187

CORPORATE BONDS - 42.2%
Consumer discretionary - 4.6%
21st Century Fox America, Inc.
6.650%, 11/15/2037		$500,000	614,346
6.750%, 01/09/2038		108,000	127,236
7.750%, 12/01/2045		491,000	679,721
Advance Auto Parts, Inc.
4.500%, 12/01/2023		650,000	671,390
Altice Financing SA
6.500%, 01/15/2022 (S)		125,000	130,313
6.625%, 02/15/2023 (S)		275,000	282,563
American Honda Finance Corp.
1.700%, 02/22/2019		680,000	677,060
AutoNation, Inc.
4.500%, 10/01/2025		320,000	323,324
AutoZone, Inc.
3.125%, 04/21/2026		535,000	514,093
Brinker International, Inc.
3.875%, 05/15/2023		740,000	700,225
CCM Merger, Inc.
9.125%, 05/01/2019 (S)		129,000	134,160
Cengage Learning, Inc.
9.500%, 06/15/2024 (S)		380,000	337,250
Charter Communications Operating LLC
6.484%, 10/23/2045		420,000	484,716
Chester Downs & Marina LLC
9.250%, 02/01/2020 (S)		300,000	288,000
Clear Channel Worldwide Holdings, Inc.
6.500%, 11/15/2022		394,000	402,865
Comcast Corp.
6.550%, 07/01/2039		1,000,000	1,302,450
Delphi Automotive PLC
4.250%, 01/15/2026		505,000	522,143
Eldorado Resorts, Inc.
7.000%, 08/01/2023		185,000	196,100
Expedia, Inc.
5.000%, 02/15/2026		860,000	885,425
Ford Motor Company
4.750%, 01/15/2043		215,000	203,755
Ford Motor Credit Company LLC
2.551%, 10/05/2018		290,000	291,576
5.875%, 08/02/2021		1,089,000	1,201,618
General Motors Company
4.875%, 10/02/2023		890,000	931,985
6.250%, 10/02/2043		455,000	502,146

The accompanying notes are an integral part of the financial statements.	1

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
General Motors Financial Company, Inc.
3.450%, 04/10/2022	$490,000	$484,084
4.000%, 01/15/2025	685,000	667,487
5.250%, 03/01/2026	385,000	404,901
GLP Capital LP
5.375%, 04/15/2026	285,000	297,227
Grain Spectrum Funding II LLC
3.290%, 10/10/2019 (S)	477,410	475,696
Hilton Grand Vacations Borrower LLC
6.125%, 12/01/2024 (S)	175,000	181,781
Hyatt Hotels Corp.
3.375%, 07/15/2023	660,000	650,214
International Game Technology PLC
6.500%, 02/15/2025 (S)	245,000	262,763
Jo-Ann Stores Holdings, Inc., PIK
9.750%, 10/15/2019 (S)	475,000	452,438
L Brands, Inc.
6.625%, 04/01/2021	535,000	600,538
6.875%, 11/01/2035	240,000	244,800
Lear Corp.
5.250%, 01/15/2025	384,000	403,680
Lions Gate Entertainment Corp.
5.875%, 11/01/2024 (S)	65,000	65,975
Marriott International, Inc.
3.125%, 06/15/2026	500,000	472,570
McGraw-Hill Global Education
Holdings LLC
7.875%, 05/15/2024 (S)	105,000	105,788
MDC Holdings, Inc.
5.500%, 01/15/2024	670,000	691,775
MDC Partners, Inc.
6.500%, 05/01/2024 (S)	185,000	166,500
Midcontinent Communications
6.875%, 08/15/2023 (S)	215,000	228,975
Mohegan Tribal Gaming Authority
7.875%, 10/15/2024 (S)	435,000	443,700
Myriad International Holdings BV
5.500%, 07/21/2025 (S)	565,000	569,102
Nemak SAB de CV
5.500%, 02/28/2023 (S)	430,000	426,775
Newell Brands, Inc.
2.150%, 10/15/2018	215,000	216,027
4.200%, 04/01/2026	450,000	469,060
Omnicom Group, Inc.
3.600%, 04/15/2026	410,000	405,186
Pearson Funding Five PLC
3.250%, 05/08/2023 (S)	660,000	616,557
QVC, Inc.
4.375%, 03/15/2023	410,000	406,528
5.125%, 07/02/2022	250,000	258,531
5.450%, 08/15/2034	345,000	313,618
Scripps Networks Interactive, Inc.
2.800%, 06/15/2020	600,000	600,983
Seminole Tribe of Florida, Inc.
6.535%, 10/01/2020 (S)	210,000	211,050
Service Corp. International
5.375%, 05/15/2024	300,000	312,750
Sinclair Television Group, Inc.
5.625%, 08/01/2024 (S)	395,000	403,888
Sirius XM Radio, Inc.
5.250%, 08/15/2022 (S)	323,000	335,920
5.375%, 04/15/2025 to 07/15/2026 (S)	765,000	753,388

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Time Warner Cable LLC
5.500%, 09/01/2041	$450,000	$456,716
8.250%, 04/01/2019	410,000	460,547
Time Warner Companies, Inc.
7.570%, 02/01/2024	716,000	884,486
Time Warner Entertainment Company LP
8.375%, 07/15/2033	300,000	392,581
Time Warner, Inc.
3.800%, 02/15/2027	505,000	500,565
7.625%, 04/15/2031	451,000	610,579
Toll Brothers Finance Corp.
4.000%, 12/31/2018	600,000	615,750
Viacom, Inc.
4.375%, 03/15/2043	1,782,000	1,416,979
6.125%, 10/05/2017	750,000	771,418
Vista Outdoor, Inc.
5.875%, 10/01/2023	361,000	377,924
Waterford Gaming LLC
8.625%, 09/15/2014 (H)(S)	341,969	0
WMG Acquisition Corp.
4.875%, 11/01/2024 (S)	230,000	228,850
6.750%, 04/15/2022 (S)	430,000	452,575
Yum! Brands, Inc.
5.350%, 11/01/2043	600,000	493,500
6.250%, 03/15/2018	155,000	161,975
6.875%, 11/15/2037	292,000	284,700
ZF North America Capital, Inc.
4.750%, 04/29/2025 (S)	345,000	351,038
		34,464,898
Consumer staples - 2.4%
Anheuser-Busch Companies LLC
6.500%, 02/01/2043	540,000	692,816
Anheuser-Busch InBev Finance, Inc.
4.900%, 02/01/2046	1,345,000	1,444,171
Anheuser-Busch InBev Worldwide, Inc.
6.500%, 07/15/2018	715,000	765,671
Bunge, Ltd. Finance Corp.
3.250%, 08/15/2026	500,000	479,424
8.500%, 06/15/2019	395,000	452,352
Constellation Brands, Inc.
4.750%, 11/15/2024	205,000	217,608
CVS Health Corp.
2.875%, 06/01/2026	365,000	347,389
5.125%, 07/20/2045	625,000	695,189
CVS Pass-Through Trust
8.353%, 07/10/2031 (S)	1,102,726	1,418,890
Fomento Economico Mexicano
SAB de CV
4.375%, 05/10/2043	1,000,000	944,884
Kraft Heinz Foods Company
2.000%, 07/02/2018	610,000	610,039
4.875%, 02/15/2025 (S)	312,000	336,400
5.200%, 07/15/2045	524,000	547,511
6.125%, 08/23/2018	817,000	870,754
Lamb Weston Holdings, Inc.
4.625%, 11/01/2024 (S)	70,000	70,175
4.875%, 11/01/2026 (S)	70,000	69,256
Molson Coors Brewing Company
1.450%, 07/15/2019	225,000	221,584
3.000%, 07/15/2026	540,000	509,708
Mondelez International Holdings
Netherlands BV
1.625%, 10/28/2019 (S)	525,000	514,403

The accompanying notes are an integral part of the financial statements.	2

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
PepsiCo, Inc.
1.500%, 02/22/2019	$520,000	$518,064
Post Holdings, Inc.
7.750%, 03/15/2024 (S)	355,000	394,050
Revlon Consumer Products Corp.
5.750%, 02/15/2021	380,000	381,900
Reynolds American, Inc.
4.850%, 09/15/2023	1,000,000	1,084,911
Safeway, Inc.
6.350%, 08/15/2017	164,000	166,460
SUPERVALU, Inc.
7.750%, 11/15/2022	390,000	393,413
The Kroger Company
7.000%, 05/01/2018	1,105,000	1,179,289
Tops Holding II Corp.
8.750%, 06/15/2018	128,000	114,240
Tops Holding LLC
8.000%, 06/15/2022 (S)	585,000	503,100
Vector Group, Ltd.
7.750%, 02/15/2021	340,000	354,450
Walgreens Boots Alliance, Inc.
1.750%, 05/30/2018	570,000	570,483
Whole Foods Market, Inc.
5.200%, 12/03/2025	850,000	898,855
		17,767,439
Energy - 5.8%
Anadarko Petroleum Corp.
4.500%, 07/15/2044	400,000	375,108
5.550%, 03/15/2026	800,000	894,241
Antero Midstream Partners LP
5.375%, 09/15/2024 (S)	380,000	386,650
Apache Corp.
5.100%, 09/01/2040	325,000	339,423
Boardwalk Pipelines LP
3.375%, 02/01/2023	850,000	808,385
BP Capital Markets PLC
2.750%, 05/10/2023	530,000	519,778
Buckeye Partners LP
3.950%, 12/01/2026	500,000	487,067
Cameron International Corp.
5.950%, 06/01/2041	1,178,000	1,330,240
Cenovus Energy, Inc.
4.450%, 09/15/2042	520,000	449,498
Cheniere Corpus Christi Holdings LLC
5.875%, 03/31/2025 (S)	220,000	224,400
Cimarex Energy Company
4.375%, 06/01/2024	745,000	773,894
CNOOC Finance 2003, Ltd.
5.500%, 05/21/2033 (S)	545,000	597,294
Colorado Interstate Gas Company LLC
4.150%, 08/15/2026 (S)	322,000	312,487
Columbia Pipeline Group, Inc.
4.500%, 06/01/2025	650,000	682,020
ConocoPhillips Company
2.875%, 11/15/2021	450,000	453,007
5.950%, 03/15/2046	575,000	710,200
Continental Resources, Inc.
4.900%, 06/01/2044	400,000	342,000
5.000%, 09/15/2022 (L)	686,000	692,442
DCP Midstream LLC
9.750%, 03/15/2019 (S)	350,000	392,000
DCP Midstream LLC
(5.850% to 05/21/2023, then 3 month
LIBOR + 3.850%)
05/21/2043 (S)	355,000	301,750

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
DCP Midstream Operating LP
2.700%, 04/01/2019	$330,000	$325,875
3.875%, 03/15/2023	275,000	264,517
Devon Energy Corp.
5.000%, 06/15/2045	600,000	588,307
Devon Financing Company LLC
7.875%, 09/30/2031	874,000	1,107,066
Emera US Finance LP
3.550%, 06/15/2026 (S)	280,000	274,849
Enbridge Energy Partners LP
4.375%, 10/15/2020	290,000	302,531
7.500%, 04/15/2038	600,000	712,572
Enbridge, Inc.
4.250%, 12/01/2026	410,000	419,191
Energen Corp.
4.625%, 09/01/2021	500,000	501,250
Energy Transfer Partners LP
4.150%, 10/01/2020	1,000,000	1,034,808
5.150%, 03/15/2045	515,000	493,038
5.950%, 10/01/2043	300,000	308,675
9.700%, 03/15/2019	330,000	378,632
EnLink Midstream Partners LP
4.850%, 07/15/2026	250,000	251,842
Enterprise Products Operating LLC
4.593%, 08/01/2066 (P)	500,000	470,265
6.650%, 04/15/2018	750,000	795,176
6.875%, 03/01/2033	471,000	574,864
Fortive Corp.
3.150%, 06/15/2026 (S)	700,000	688,805
Gulfport Energy Corp.
6.000%, 10/15/2024 (S)	105,000	106,838
Hess Corp.
5.600%, 02/15/2041	400,000	406,390
5.800%, 04/01/2047	500,000	517,986
Kerr-McGee Corp.
6.950%, 07/01/2024	350,000	412,477
Kinder Morgan Energy Partners LP
5.000%, 10/01/2021	500,000	531,916
7.300%, 08/15/2033	603,000	706,756
7.750%, 03/15/2032	210,000	257,483
Kinder Morgan, Inc.
4.300%, 06/01/2025 (L)	305,000	313,625
5.550%, 06/01/2045	640,000	671,929
Lukoil International Finance BV
3.416%, 04/24/2018 (S)	420,000	424,200
Marathon Oil Corp.
6.800%, 03/15/2032	785,000	873,203
MPLX LP
4.000%, 02/15/2025	345,000	334,923
4.875%, 12/01/2024 to 06/01/2025	645,000	663,140
Nabors Industries, Inc.
5.500%, 01/15/2023 (S)	53,000	55,186
National Oilwell Varco, Inc.
2.600%, 12/01/2022	600,000	555,401
Newfield Exploration Company
5.625%, 07/01/2024	565,000	589,013
5.750%, 01/30/2022	400,000	421,500
Nexen Energy ULC
6.400%, 05/15/2037	775,000	918,527
Noble Energy, Inc.
4.150%, 12/15/2021	600,000	624,906
Noble Holding International, Ltd.
5.250%, 03/15/2042	500,000	330,000

The accompanying notes are an integral part of the financial statements.	3

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Occidental Petroleum Corp.
3.400%, 04/15/2026	$755,000	$759,623
ONEOK Partners LP
6.650%, 10/01/2036	835,000	945,886
Petro-Canada
6.050%, 05/15/2018	745,000	787,205
Petrobras Global Finance BV
5.625%, 05/20/2043	600,000	443,520
Petroleos Mexicanos
4.875%, 01/24/2022	450,000	451,350
5.375%, 03/13/2022 (S)	115,000	117,758
Plains All American Pipeline LP
4.900%, 02/15/2045	750,000	691,604
Regency Energy Partners LP
5.000%, 10/01/2022	145,000	153,499
5.500%, 04/15/2023	690,000	712,425
5.875%, 03/01/2022	145,000	159,362
Resolute Energy Corp.
8.500%, 05/01/2020	250,000	254,375
Shell International Finance BV
4.375%, 05/11/2045	830,000	839,079
Sinopec Group Overseas Development
2015, Ltd.
3.250%, 04/28/2025 (S)	550,000	526,629
Spectra Energy Capital LLC
6.750%, 02/15/2032	589,000	660,958
Summit Midstream Holdings LLC
7.500%, 07/01/2021	150,000	157,500
Sunoco Logistics Partners Operations LP
3.450%, 01/15/2023	1,080,000	1,053,990
3.900%, 07/15/2026	650,000	628,259
4.400%, 04/01/2021	424,000	446,152
Tallgrass Energy Partners LP
5.500%, 09/15/2024 (S)	145,000	143,913
Teekay Offshore Partners LP
6.000%, 07/30/2019	635,000	533,400
Tesoro Logistics LP
5.250%, 01/15/2025	180,000	183,825
6.125%, 10/15/2021	430,000	451,500
6.375%, 05/01/2024	365,000	390,550
Williams Partners LP
4.300%, 03/04/2024	700,000	706,102
4.875%, 05/15/2023 to 03/15/2024	1,040,000	1,052,146
		43,530,156
Financials - 13.4%
Ally Financial, Inc.
3.250%, 11/05/2018	360,000	360,450
5.125%, 09/30/2024	680,000	691,900
American Express Bank FSB
6.000%, 09/13/2017	585,000	603,064
American International Group, Inc.
3.900%, 04/01/2026	830,000	843,429
American International Group, Inc.
(6.250% to 03/15/2037, then 3 month
LIBOR + 2.056%)
03/15/2087	100,000	100,500
American Tower Corp.
5.000%, 02/15/2024	670,000	720,574
Ameriprise Financial, Inc.
2.875%, 09/15/2026	500,000	475,977
Aquarius & Investments PLC
(6.375% to 09/01/2019, then 5 Year
U.S. Swap Rate + 5.210%)
09/01/2024	420,000	438,563

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Ares Capital Corp.
3.875%, 01/15/2020	$465,000	$471,218
Assurant, Inc.
4.000%, 03/15/2023	1,260,000	1,267,605
Australia & New Zealand Banking Group,
Ltd. (6.750% to 06/15/2026,
then 5 Year U.S. ISDAFIX + 5.168%)
06/15/2026 (L)(Q)(S)	235,000	248,092
AXA SA
8.600%, 12/15/2030	270,000	371,250
AXA SA (6.379% to 12/14/2036,
then 3 month LIBOR + 2.256%)
12/14/2036 (Q)(S)	215,000	228,975
AXA SA (6.463% to 12/14/2018,
then 3 month LIBOR + 1.449%)
12/14/2018 (Q)(S)	1,440,000	1,412,093
Bank of America Corp.
3.950%, 04/21/2025	205,000	203,814
4.200%, 08/26/2024	370,000	376,474
4.250%, 10/22/2026	345,000	348,669
4.450%, 03/03/2026	815,000	838,739
5.000%, 05/13/2021	1,000,000	1,088,122
6.875%, 04/25/2018	710,000	754,562
7.625%, 06/01/2019	1,065,000	1,196,281
Bank of America Corp. (6.250% to
09/05/2024, then 3 month
LIBOR + 3.705%)
09/05/2024 (Q)	525,000	525,000
Bank of America Corp. (6.300% to
03/10/2026, then 3 month
LIBOR + 4.553%)
03/10/2026 (Q)	320,000	334,400
Bank of America Corp. (8.000% to
01/30/2018, then 3 month
LIBOR + 3.630%)
01/30/2018 (Q)	525,000	539,438
BankUnited, Inc.
4.875%, 11/17/2025	430,000	425,233
Barclays Bank PLC
10.179%, 06/12/2021 (S)	435,000	539,718
Barclays PLC
4.375%, 01/12/2026	500,000	506,411
BPCE SA
4.500%, 03/15/2025 (S)	405,000	394,093
5.700%, 10/22/2023 (S)	540,000	567,693
Capital One Financial Corp.
2.450%, 04/24/2019	395,000	397,349
3.500%, 06/15/2023	1,023,000	1,025,797
3.750%, 07/28/2026	1,300,000	1,258,390
4.200%, 10/29/2025	625,000	626,246
Capital One Financial Corp.
(5.550% to 06/01/2020, then 3 month
LIBOR + 3.800%)
06/01/2020 (Q)	375,000	379,688
Capital One NA
2.350%, 08/17/2018	410,000	412,287
Citigroup, Inc.
3.500%, 05/15/2023	1,060,000	1,055,488
4.500%, 01/14/2022	1,000,000	1,065,149
4.600%, 03/09/2026	615,000	634,788
Citigroup, Inc. (6.250% to
08/15/2026, then 3 month
LIBOR + 4.517%)
08/15/2026 (Q)	590,000	607,110

The accompanying notes are an integral part of the financial statements.	4

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
CNA Financial Corp.
7.250%, 11/15/2023	$190,000	$224,378
CNO Financial Group, Inc.
5.250%, 05/30/2025	515,000	514,356
Commerzbank AG
8.125%, 09/19/2023 (S)	575,000	645,955
Cooperatieve Rabobank UA
(11.000% to 06/30/2019, then 3 month
LIBOR + 10.868%)
06/30/2019 (Q)(S)	498,000	585,299
Credit Acceptance Corp.
6.125%, 02/15/2021	425,000	429,250
Credit Agricole SA
4.375%, 03/17/2025 (S)	600,000	588,414
Credit Agricole SA (6.625% to
09/23/2019, then 5 Year U.S. Swap
Rate + 4.697%)
09/23/2019 (Q)(S)	365,000	355,714
Credit Agricole SA
(7.875% to 01/23/2024, then 5 Year
U.S. Swap Rate + 4.898%)
01/23/2024 (Q)(S)	510,000	515,146
Credit Agricole SA
(8.125% to 09/19/2018, then 5 Year
U.S. Swap Rate + 6.283%)
09/19/2033 (S)	350,000	376,513
Credit Suisse Group AG (7.500% to
12/11/2023, then 5 Year
U.S. Swap Rate + 4.598%)
12/11/2023 (Q)(S)	245,000	256,331
Credit Suisse Group Funding
Guernsey, Ltd.
4.550%, 04/17/2026	405,000	420,043
Credito Real SAB de CV SOFOM ER
7.500%, 03/13/2019 (S)	370,000	385,355
Discover Bank
2.600%, 11/13/2018	620,000	625,258
Discover Financial Services
3.950%, 11/06/2024	890,000	880,969
5.200%, 04/27/2022	400,000	430,511
Doric Nimrod Air Alpha 2013-1
Class B Pass Through Trust
6.125%, 11/30/2021 (S)	161,909	167,981
Enova International, Inc.
9.750%, 06/01/2021	395,000	394,013
Fifth Third Bancorp
(5.100% to 06/30/2023, then 3 month
LIBOR + 3.033%)
06/30/2023 (Q)	320,000	298,400
Flagstar Bancorp, Inc.
6.125%, 07/15/2021	362,000	381,482
FS Investment Corp.
4.000%, 07/15/2019	440,000	440,946
4.250%, 01/15/2020	400,000	402,192
HBOS PLC
6.750%, 05/21/2018 (S)	770,000	811,771
HCP, Inc.
3.875%, 08/15/2024	800,000	798,646
HSBC Holdings PLC
(6.375% to 09/17/2024, then 5 Year
U.S. ISDAFIX + 3.705%)
09/17/2024 (Q)	185,000	181,994

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
HSBC Holdings PLC
(6.875% to 06/01/2021, then 5 Year
U.S. ISDAFIX + 5.514%)
06/01/2021 (Q)	$480,000	$506,400
ING Bank NV
5.800%, 09/25/2023 (S)	545,000	598,227
ING Groep NV
(6.500% to 04/16/2025, then 5 Year
U.S. Swap Rate + 4.446%)
04/16/2025 (Q)	200,000	192,875
Invesco Finance PLC
3.125%, 11/30/2022	850,000	855,287
Jefferies Group LLC
5.125%, 04/13/2018	600,000	620,104
6.875%, 04/15/2021	645,000	733,184
8.500%, 07/15/2019	810,000	918,291
JPMorgan Chase & Co.
3.200%, 06/15/2026	475,000	464,223
3.375%, 05/01/2023	1,250,000	1,244,240
4.125%, 12/15/2026	600,000	611,486
4.500%, 01/24/2022	1,300,000	1,400,601
4.625%, 05/10/2021	920,000	989,755
6.300%, 04/23/2019	1,000,000	1,092,316
JPMorgan Chase & Co.
(5.300% to 05/01/2020, then 3 month
LIBOR + 3.800%)
05/01/2020 (Q)	530,000	540,897
JPMorgan Chase & Co.
(6.750% to 02/01/2024, then 3 month
LIBOR + 3.780%)
02/01/2024 (Q)	730,000	786,575
Legg Mason, Inc.
3.950%, 07/15/2024	660,000	661,591
4.750%, 03/15/2026	825,000	852,770
Leucadia National Corp.
5.500%, 10/18/2023	1,625,000	1,719,235
Liberty Mutual Group, Inc.
4.250%, 06/15/2023 (S)	1,000,000	1,045,899
Liberty Mutual Group, Inc.
(7.800% to 03/15/2037, then 3 month
LIBOR +3.576%)
03/15/2087 (S)	675,000	759,375
Lincoln National Corp.
6.250%, 02/15/2020	1,000,000	1,103,744
Lloyds Banking Group PLC
4.650%, 03/24/2026	1,280,000	1,294,739
Lloyds Banking Group PLC
(7.500% to 06/27/2024, then 5 Year U.S.
Swap Rate + 4.760%)
06/27/2024 (Q)	305,000	314,150
Loews Corp.
2.625%, 05/15/2023	630,000	611,572
3.750%, 04/01/2026	825,000	837,462
M&T Bank Corp.
(5.125% to 11/01/2026, then 3 month
LIBOR + 3.520%)
11/01/2026 (Q)	485,000	469,238
Macquarie Bank, Ltd.
4.875%, 06/10/2025 (S)	605,000	611,487
Macquarie Group, Ltd.
3.000%, 12/03/2018 (S)	650,000	659,541
Manufacturers & Traders Trust Company
1.571%, 12/01/2021 (P)	425,000	417,031
Markel Corp.
5.000%, 03/30/2043	1,270,000	1,285,768
5.350%, 06/01/2021	800,000	872,490

The accompanying notes are an integral part of the financial statements.	5

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
MetLife, Inc.
3.000%, 03/01/2025	$300,000	$293,939
6.400%, 12/15/2066	425,000	459,000
MGIC Investment Corp.
5.750%, 08/15/2023	136,000	141,780
Montpelier Re Holdings, Ltd.
4.700%, 10/15/2022	1,080,000	1,128,156
Morgan Stanley
2.450%, 02/01/2019	365,000	367,374
3.875%, 01/27/2026	360,000	363,134
4.100%, 05/22/2023	900,000	922,928
5.500%, 01/26/2020	435,000	471,312
5.950%, 12/28/2017	565,000	588,029
6.625%, 04/01/2018	470,000	496,972
7.300%, 05/13/2019	1,010,000	1,124,981
Morgan Stanley (5.450% to
07/15/2019, then 3 month
LIBOR + 3.610%)
07/15/2019 (Q)	200,000	198,000
Morgan Stanley (5.550% to
07/15/2020, then 3 month
LIBOR + 3.810%)
07/15/2020 (Q)	275,000	278,094
MSCI, Inc.
5.250%, 11/15/2024 (S)	50,000	52,375
Nationstar Mortgage LLC
6.500%, 07/01/2021	320,000	324,000
7.875%, 10/01/2020	330,000	341,550
9.625%, 05/01/2019	195,000	204,019
Nationwide Mutual Insurance Company
3.253%, 12/15/2024 (P)(S)	1,130,000	1,112,190
NewStar Financial, Inc.
7.250%, 05/01/2020	535,000	532,325
Nippon Life Insurance Company
(5.100% to 10/16/2024, then 5 Year
U.S. ISDAFIX + 3.650%)
10/16/2044 (S)	410,000	422,813
Oil Casualty Insurance, Ltd.
8.000%, 09/15/2034 (S)	1,127,000	1,252,388
Popular, Inc.
7.000%, 07/01/2019	320,000	330,000
Prudential Financial, Inc. (5.200% to
03/15/2024, then 3 month
LIBOR + 3.040%)
03/15/2044	340,000	335,978
Prudential Financial, Inc. (5.875% to
09/15/2022, then 3 month
LIBOR + 4.175%)
09/15/2042	266,000	278,968
Quicken Loans, Inc.
5.750%, 05/01/2025 (S)	620,000	602,950
Radian Group, Inc.
5.250%, 06/15/2020	230,000	240,350
7.000%, 03/15/2021	410,000	456,125
Raymond James Financial, Inc.
3.625%, 09/15/2026	500,000	486,893
4.950%, 07/15/2046	500,000	475,108
Royal Bank of Scotland Group PLC
3.875%, 09/12/2023	500,000	479,593
4.800%, 04/05/2026	460,000	459,897
Royal Bank of Scotland Group PLC
(8.000% to 08/10/2025, then 5 Year
U.S. Swap Rate + 5.720%)
08/10/2025 (Q)	300,000	287,250

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Royal Bank of Scotland Group PLC
(8.625% to 08/15/2021, then 5 Year
U.S. Swap Rate + 7.598%)
08/15/2021 (Q)	$250,000	$255,000
S&P Global, Inc.
4.000%, 06/15/2025	615,000	631,036
4.400%, 02/15/2026	315,000	332,778
Santander Holdings USA, Inc.
2.700%, 05/24/2019	875,000	873,976
Santander UK Group Holdings PLC
4.750%, 09/15/2025 (S)	445,000	435,655
Sirius International Group, Ltd.
(7.506% to 06/30/2017, then 3 month
LIBOR + 3.200%)
06/30/2017 (Q)(S)	390,000	392,438
Societe Generale SA (7.375% to
09/13/2021, then 5 Year U.S.
Swap Rate + 6.238%)
09/13/2021 (Q)(S)	470,000	469,210
Societe Generale SA (8.000% to
09/29/2025, then 5 Year U.S.
ISDAFIX + 5.873%)
09/29/2025 (Q)(S)	470,000	470,235
Societe Generale SA (8.250% to
11/29/2018, then 5 Year U.S.
Swap Rate + 6.394%)
11/29/2018 (Q)	335,000	348,420
Standard Chartered PLC
2.100%, 08/19/2019 (S)	900,000	889,314
Stearns Holdings LLC
9.375%, 08/15/2020 (S)	230,000	230,000
Stifel Financial Corp.
4.250%, 07/18/2024	1,695,000	1,681,398
Sumitomo Mitsui Banking Corp.
2.450%, 01/10/2019	720,000	723,689
Synovus Financial Corp.
7.875%, 02/15/2019	270,000	296,325
Teachers Insurance & Annuity
Association of America
6.850%, 12/16/2039 (S)	580,000	751,475
The Bear Stearns Companies LLC
7.250%, 02/01/2018	340,000	359,760
The Charles Schwab Corp. (7.000% to
02/01/2022, then 3 month
LIBOR + 4.820%)
02/01/2022 (Q)	1,000,000	1,137,500
The Goldman Sachs Group, Inc.
2.000%, 04/25/2019	360,000	358,427
2.300%, 12/13/2019	1,205,000	1,203,875
3.625%, 01/22/2023	1,200,000	1,224,485
3.750%, 05/22/2025	440,000	440,585
4.750%, 10/21/2045	245,000	257,810
5.950%, 01/18/2018	725,000	755,209
The Hartford Financial Services
Group, Inc.
5.500%, 03/30/2020	500,000	545,615
6.625%, 03/30/2040	500,000	616,038
The Hartford Financial Services
Group, Inc. (8.125% to
06/15/2018, then 3 month LIBOR
+4.603%) 06/15/2068	665,000	712,215

The accompanying notes are an integral part of the financial statements.	6

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
The PNC Financial Services Group, Inc.
(4.850% to 06/01/2023, then 3 month
LIBOR + 3.040%)
06/01/2023 (Q)	$385,000	$369,677
The PNC Financial Services Group, Inc.
(6.750% to 08/01/2021, then 3 month
LIBOR + 3.678%)
08/01/2021 (Q)	485,000	521,981
Voya Financial, Inc.
4.800%, 06/15/2046	700,000	679,127
Voya Financial, Inc.
(5.650% to 05/15/2023, then 3 month
LIBOR + 3.580%)
05/15/2053	535,000	526,975
Wells Fargo & Company
3.450%, 02/13/2023	900,000	902,337
4.650%, 11/04/2044	365,000	358,558
Wells Fargo & Company
(5.875% to 06/15/2025, then 3 month
LIBOR + 3.990%)
06/15/2025 (Q)	1,320,000	1,385,868
Wells Fargo & Company, Series K
(7.980% to 03/15/2018, then 3 month
LIBOR + 3.770%)
03/15/2018 (Q)	422,000	440,990
Willis Towers Watson PLC
5.750%, 03/15/2021	1,350,000	1,474,000
XLIT, Ltd.
5.750%, 10/01/2021	1,000,000	1,110,337
		100,186,888
Health care - 2.6%
Abbott Laboratories
3.750%, 11/30/2026	1,200,000	1,191,058
AbbVie, Inc.
3.600%, 05/14/2025	570,000	563,841
Actavis Funding SCS
3.800%, 03/15/2025	450,000	449,955
Agilent Technologies, Inc.
3.875%, 07/15/2023	670,000	688,590
Amgen, Inc.
4.400%, 05/01/2045	263,000	251,898
Anthem, Inc.
6.375%, 06/15/2037	1,000,000	1,199,483
Baxter International, Inc.
3.500%, 08/15/2046	500,000	418,740
Cigna Corp.
4.500%, 03/15/2021	1,100,000	1,168,213
Community Health Systems, Inc.
5.125%, 08/01/2021	375,000	347,813
Covenant Surgical Partners, Inc.
8.750%, 08/01/2019 (S)	139,000	134,135
DaVita, Inc.
5.000%, 05/01/2025	425,000	418,094
Express Scripts Holding Company
4.500%, 02/25/2026	685,000	704,249
Fresenius US Finance II, Inc.
4.500%, 01/15/2023 (S)	245,000	252,350
HCA, Inc.
5.250%, 04/15/2025 to 06/15/2026	845,000	877,569
7.500%, 02/15/2022	330,000	374,550
LifePoint Health, Inc.
5.375%, 05/01/2024 (S)	400,000	391,800
Medco Health Solutions, Inc.
7.125%, 03/15/2018	240,000	254,109

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
MEDNAX, Inc.
5.250%, 12/01/2023 (S)	$85,000	$87,550
Medtronic, Inc.
4.625%, 03/15/2045	465,000	501,852
Molina Healthcare, Inc.
5.375%, 11/15/2022	430,000	436,450
Mylan NV
2.500%, 06/07/2019 (S)	476,000	473,303
3.950%, 06/15/2026 (S)	1,895,000	1,770,931
5.250%, 06/15/2046 (S)	250,000	230,164
Mylan, Inc.
2.600%, 06/24/2018	670,000	673,772
Quintiles IMS, Inc.
4.875%, 05/15/2023 (S)	155,000	157,325
Select Medical Corp.
6.375%, 06/01/2021	430,000	430,000
Shire Acquisitions Investments
Ireland DAC
1.900%, 09/23/2019	660,000	651,327
3.200%, 09/23/2026	1,345,000	1,255,126
Teva Pharmaceutical Finance
Company LLC
6.150%, 02/01/2036	49,000	54,624
Teva Pharmaceutical Finance
Netherlands III BV
3.150%, 10/01/2026	445,000	409,641
UnitedHealth Group, Inc.
5.800%, 03/15/2036	540,000	656,118
Universal Health Services, Inc.
4.750%, 08/01/2022 (S)	345,000	349,313
5.000%, 06/01/2026 (S)	119,000	116,025
WellCare Health Plans, Inc.
5.750%, 11/15/2020	245,000	251,738
Zimmer Biomet Holdings, Inc.
3.550%, 04/01/2025	1,140,000	1,108,914
		19,300,620
Industrials - 4.6%
AerCap Global Aviation Trust
(6.500% to 6-15-25, then 3 month
LIBOR + 4.300%)
06/15/2045 (L)(S)	485,000	489,244
AerCap Ireland Capital, Ltd.
4.625%, 10/30/2020	610,000	634,400
Ahern Rentals, Inc.
7.375%, 05/15/2023 (S)	575,000	483,000
Air Canada 2013-1 Class C Pass
Through Trust
6.625%, 05/15/2018 (S)	355,000	368,313
Air Lease Corp.
3.000%, 09/15/2023	785,000	749,116
3.375%, 01/15/2019	240,000	244,019
3.875%, 04/01/2021	360,000	369,868
4.750%, 03/01/2020	500,000	529,965
5.625%, 04/01/2017	235,000	237,056
Aircastle, Ltd.
5.500%, 02/15/2022	325,000	344,500
6.250%, 12/01/2019	265,000	286,200
7.625%, 04/15/2020	125,000	141,563
American Airlines 2011-1 Class B Pass
Through Trust
7.000%, 01/31/2019 (S)	447,606	461,034
American Airlines 2013-2 Class A Pass
Through Trust
4.950%, 07/15/2024	507,437	541,055

The accompanying notes are an integral part of the financial statements.	7

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
American Airlines 2015-1 Class B Pass
Through Trust
3.700%, 11/01/2024	$467,329	$455,646
American Airlines 2016-1 Class A Pass
Through Trust
4.100%, 07/15/2029	214,346	218,633
Arconic, Inc.
5.125%, 10/01/2024	455,000	466,375
5.720%, 02/23/2019	560,000	593,600
Ashtead Capital, Inc.
5.625%, 10/01/2024 (S)	150,000	157,125
British Airways 2013-1 Class A Pass
Through Trust
4.625%, 06/20/2024 (S)	715,823	761,456
British Airways 2013-1 Class B Pass
Through Trust
5.625%, 06/20/2021 (S)	180,910	189,956
Builders FirstSource, Inc.
10.750%, 08/15/2023 (S)	315,000	361,463
Continental Airlines 1998-1 Class A Pass
Through Trust
6.648%, 03/15/2019	61,007	61,846
Continental Airlines 1999-1 Class A Pass
Through Trust
6.545%, 08/02/2020	133,346	138,840
Continental Airlines 2000-2 Class B Pass
Through Trust
8.307%, 10/02/2019	31,681	32,869
Continental Airlines 2007-1 Class A Pass
Through Trust
5.983%, 10/19/2023	396,086	437,675
Continental Airlines 2012-1 Class B Pass
Through Trust
6.250%, 10/11/2021	109,695	113,809
Cortes NP Acquisition Corp.
9.250%, 10/15/2024 (S)	135,000	143,100
Delta Air Lines 2002-1 Class G-1 Pass
Through Trust
6.718%, 07/02/2024	369,780	419,701
Delta Air Lines 2010-1 Class A Pass
Through Trust
6.200%, 01/02/2020	86,485	91,026
Empresa de Transporte de Pasajeros
Metro SA
4.750%, 02/04/2024 (S)	340,000	356,288
EnerSys
5.000%, 04/30/2023 (S)	145,000	145,725
Engility Corp.
8.875%, 09/01/2024 (S)	104,000	108,940
Florida East Coast Holdings Corp.
6.750%, 05/01/2019 (S)	290,000	300,150
General Electric Company
1.386%, 08/15/2036 (P)	265,000	226,610
2.700%, 10/09/2022	1,100,000	1,098,549
General Electric Company (5.000%
to 01/21/2021, then 3 month
LIBOR + 3.330%)
01/21/2021 (Q)	968,000	1,004,494
Grinding Media, Inc.
7.375%, 12/15/2023 (S)	62,000	65,137
Huntington Ingalls Industries, Inc.
5.000%, 12/15/2021 to 11/15/2025 (S)	495,000	514,675
IHS Markit, Ltd.
5.000%, 11/01/2022 (S)	134,000	139,025

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
International Lease Finance Corp.
5.875%, 04/01/2019	$330,000	$350,453
7.125%, 09/01/2018 (S)	305,000	328,638
JB Hunt Transport Services, Inc.
3.850%, 03/15/2024	700,000	709,285
L3 Technologies, Inc.
3.850%, 12/15/2026	150,000	148,879
Lennox International, Inc.
3.000%, 11/15/2023	800,000	775,802
Lockheed Martin Corp.
2.900%, 03/01/2025	470,000	459,538
4.700%, 05/15/2046	430,000	466,778
LSC Communications, Inc.
8.750%, 10/15/2023 (S)	395,000	396,975
Masco Corp.
4.375%, 04/01/2026	680,000	691,608
4.450%, 04/01/2025	295,000	299,425
Northwest Airlines 2007-1 Class A Pass
Through Trust
7.027%, 05/01/2021	255,287	284,952
Owens Corning
3.400%, 08/15/2026	590,000	559,634
4.200%, 12/15/2022	420,000	435,713
Penske Truck Leasing Company LP
3.375%, 02/01/2022 (S)	765,000	770,730
Prime Security Services Borrower LLC
9.250%, 05/15/2023 (S)	185,000	201,419
Ritchie Bros Auctioneers, Inc.
5.375%, 01/15/2025 (S)	55,000	56,100
Ryder System, Inc.
2.450%, 11/15/2018	900,000	907,862
SPL Logistics Escrow LLC
8.875%, 08/01/2020 (S)	251,000	217,743
Stanley Black & Decker, Inc.
(5.750% to 12/15/2018, then 3 month
LIBOR + 4.304%)
12/15/2053	650,000	685,750
Tervita Escrow Corp.
7.625%, 12/01/2021 (S)	85,000	86,700
Textron Financial Corp. (6.000% to
02/15/2017, then 3 month
LIBOR + 1.735%)
02/15/2067 (S)	2,800,000	2,037,000
Textron, Inc.
7.250%, 10/01/2019	245,000	275,235
The Dun & Bradstreet Corp.
4.375%, 12/01/2022	700,000	708,533
TTX Company
4.200%, 07/01/2046 (S)	700,000	662,095
Tutor Perini Corp.
7.625%, 11/01/2018	450,000	450,000
Tyco Electronics Group SA
2.375%, 12/17/2018	980,000	989,254
4.875%, 01/15/2021	500,000	539,625
UAL 2009-2A Pass Through Trust
9.750%, 07/15/2018	60,803	60,997
Union Pacific Corp.
4.163%, 07/15/2022	1,137,000	1,224,025
United Airlines 2014-2 Class A Pass
Through Trust
3.750%, 03/03/2028	541,836	544,545
United Airlines 2014-2 Class B Pass
Through Trust
4.625%, 03/03/2024	406,902	416,057

The accompanying notes are an integral part of the financial statements.	8

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
United Airlines 2016-1 Class A Pass
Through Trust
3.450%, 07/07/2030	$345,000	$335,513
United Rentals North America, Inc.
5.500%, 07/15/2025	390,000	397,800
5.750%, 11/15/2024	335,000	351,750
US Airways 2010-1 Class A Pass
Through Trust
6.250%, 10/22/2024	264,420	293,506
Verisk Analytics, Inc.
4.000%, 06/15/2025	790,000	800,075
XPO Logistics, Inc.
6.500%, 06/15/2022 (S)	660,000	693,000
		34,095,040
Information technology - 1.7%
Activision Blizzard, Inc.
3.400%, 09/15/2026 (S)	540,000	511,767
6.125%, 09/15/2023 (S)	530,000	579,879
Advanced Micro Devices, Inc.
7.000%, 07/01/2024	45,000	46,688
Diamond 1 Finance Corp.
6.020%, 06/15/2026 (S)	1,080,000	1,168,441
7.125%, 06/15/2024 (S)	120,000	133,167
8.350%, 07/15/2046 (S)	355,000	436,436
eBay, Inc.
2.500%, 03/09/2018	280,000	282,422
3.800%, 03/09/2022	520,000	536,697
Electronic Arts, Inc.
4.800%, 03/01/2026	1,020,000	1,078,600
Fiserv, Inc.
3.850%, 06/01/2025	614,000	623,666
Hughes Satellite Systems Corp.
5.250%, 08/01/2026 (S)	120,000	117,600
Ingram Micro, Inc.
5.450%, 12/15/2024	255,000	239,673
Jabil Circuit, Inc.
4.700%, 09/15/2022	974,000	993,480
Match Group, Inc.
6.375%, 06/01/2024	320,000	337,600
Micron Technology, Inc.
5.875%, 02/15/2022	320,000	333,600
7.500%, 09/15/2023 (S)	200,000	221,500
Microsoft Corp.
4.450%, 11/03/2045	670,000	712,377
NCR Corp.
5.875%, 12/15/2021	125,000	130,938
NXP BV
4.625%, 06/01/2023 (S)	745,000	782,250
Open Text Corp.
5.875%, 06/01/2026 (S)	160,000	168,800
Qorvo, Inc.
7.000%, 12/01/2025	30,000	33,225
QUALCOMM, Inc.
3.450%, 05/20/2025	500,000	508,107
Sixsigma Networks Mexico SA de CV
8.250%, 11/07/2021 (S)	305,000	286,700
VeriSign, Inc.
5.250%, 04/01/2025	310,000	316,975
Visa, Inc.
3.150%, 12/14/2025	670,000	672,011
4.300%, 12/14/2045	544,000	573,013
Western Digital Corp.
7.375%, 04/01/2023 (S)	275,000	302,500

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Zebra Technologies Corp.
7.250%, 10/15/2022 (L)	$335,000	$364,313
		12,492,425
Materials - 1.3%
Anglo American Capital PLC
4.125%, 09/27/2022 (S)	400,000	403,004
Bemis Company, Inc.
3.100%, 09/15/2026	500,000	479,338
Boise Cascade Company
5.625%, 09/01/2024 (S)	110,000	109,175
Braskem Finance, Ltd.
7.000%, 05/07/2020 (S)	435,000	469,800
Cascades, Inc.
5.500%, 07/15/2022 (S)	331,000	335,965
Cemex SAB de CV
6.125%, 05/05/2025 (L)(S)	400,000	409,000
CF Industries, Inc.
4.950%, 06/01/2043	175,000	143,063
Commercial Metals Company
7.350%, 08/15/2018	320,000	339,200
Eastman Chemical Company
4.500%, 01/15/2021	68,000	71,759
Freeport-McMoRan, Inc.
5.450%, 03/15/2043	500,000	413,760
Methanex Corp.
5.650%, 12/01/2044	450,000	394,139
Norbord, Inc.
6.250%, 04/15/2023 (S)	315,000	326,025
NOVA Chemicals Corp.
5.000%, 05/01/2025 (S)	520,000	509,439
Novelis Corp.
5.875%, 09/30/2026 (S)	100,000	101,000
Platform Specialty Products Corp.
6.500%, 02/01/2022 (S)	580,000	584,350
Rain CII Carbon LLC
8.250%, 01/15/2021 (S)	405,000	400,950
The Chemours Company
6.625%, 05/15/2023 (L)	614,000	607,860
The Dow Chemical Company
3.000%, 11/15/2022	270,000	269,815
4.125%, 11/15/2021	1,000,000	1,055,680
The Mosaic Company
4.250%, 11/15/2023	600,000	604,340
The Valspar Corp.
4.200%, 01/15/2022	1,000,000	1,035,870
Vale Overseas, Ltd.
6.250%, 08/10/2026	342,000	355,680
		9,419,212
Real estate - 2.4%
American Tower Corp.
3.400%, 02/15/2019	380,000	388,200
4.700%, 03/15/2022	375,000	400,055
5.900%, 11/01/2021	800,000	894,975
Columbia Property Trust Operating
Partnership LP
4.150%, 04/01/2025	600,000	596,573
Crown Castle Towers LLC
4.883%, 08/15/2040 (S)	390,000	415,300
6.113%, 01/15/2020 (S)	520,000	563,400
DDR Corp.
3.500%, 01/15/2021	650,000	659,375

The accompanying notes are an integral part of the financial statements.	9

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
EPR Properties
5.750%, 08/15/2022	$500,000	$537,785
Equity Commonwealth
5.875%, 09/15/2020	700,000	747,580
ERP Operating LP
3.375%, 06/01/2025	300,000	297,454
Healthcare Realty Trust, Inc.
5.750%, 01/15/2021	1,000,000	1,098,203
Healthcare Trust of America Holdings LP
3.500%, 08/01/2026	500,000	477,117
Highwoods Realty LP
5.850%, 03/15/2017	240,000	242,029
Iron Mountain, Inc.
5.750%, 08/15/2024	485,000	498,338
6.000%, 08/15/2023	525,000	557,813
Kimco Realty Corp.
6.875%, 10/01/2019	755,000	845,380
MPT Operating Partnership LP
6.375%, 02/15/2022	295,000	305,694
National Retail Properties, Inc.
3.300%, 04/15/2023	660,000	655,461
Omega Healthcare Investors, Inc.
4.500%, 01/15/2025	295,000	288,742
4.950%, 04/01/2024	845,000	855,305
5.250%, 01/15/2026	260,000	266,774
Piedmont Operating Partnership LP
4.450%, 03/15/2024	500,000	497,475
Realty Income Corp.
5.375%, 09/15/2017	1,250,000	1,282,163
SL Green Realty Corp.
7.750%, 03/15/2020	775,000	874,391
Ventas Realty LP
3.500%, 02/01/2025	680,000	668,627
3.750%, 05/01/2024	190,000	192,095
VEREIT Operating Partnership LP
4.600%, 02/06/2024	472,000	474,360
Vornado Realty LP
5.000%, 01/15/2022	650,000	702,336
Weingarten Realty Investors
3.375%, 10/15/2022	1,050,000	1,045,818
Welltower, Inc.
3.750%, 03/15/2023	250,000	254,780
		17,583,598
Telecommunication services - 1.9%
AT&T, Inc.
4.350%, 06/15/2045	285,000	253,457
4.750%, 05/15/2046	410,000	387,702
CC Holdings GS V LLC
3.849%, 04/15/2023	470,000	477,119
CenturyLink, Inc.
7.600%, 09/15/2039	1,000,000	872,500
Cincinnati Bell, Inc.
7.000%, 07/15/2024 (S)	325,000	343,688
Columbus Cable Barbados, Ltd.
7.375%, 03/30/2021 (S)	200,000	212,828
Comcel Trust
6.875%, 02/06/2024 (S)	700,000	705,250
CSC Holdings LLC
5.500%, 04/15/2027 (S)	230,000	232,875
Deutsche Telekom International
Finance BV
8.750%, 06/15/2030	758,000	1,112,528

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Telecommunication services (continued)
Digicel Group, Ltd.
8.250%, 09/30/2020 (S)	$395,000	$338,898
Digicel, Ltd.
6.750%, 03/01/2023 (S)	360,000	324,587
Frontier Communications Corp.
8.875%, 09/15/2020	445,000	473,925
GCI, Inc.
6.875%, 04/15/2025	345,000	350,175
Millicom International Cellular SA
4.750%, 05/22/2020 (S)	290,000	293,625
6.625%, 10/15/2021 (S)	375,000	395,138
MTN Mauritius Investments, Ltd.
4.755%, 11/11/2024 (S)	140,000	128,268
SBA Tower Trust
3.598%, 04/15/2043 (S)	215,000	215,793
Sprint Capital Corp.
6.875%, 11/15/2028	400,000	395,000
T-Mobile USA, Inc.
6.125%, 01/15/2022	350,000	369,250
6.250%, 04/01/2021	330,000	343,200
Telecom Italia Capital SA
7.200%, 07/18/2036	325,000	320,366
Verizon Communications, Inc.
4.272%, 01/15/2036	1,311,000	1,252,805
4.400%, 11/01/2034	400,000	394,196
4.522%, 09/15/2048	978,000	935,905
4.672%, 03/15/2055	815,000	766,164
4.862%, 08/21/2046	1,130,000	1,142,793
5.012%, 08/21/2054	696,000	690,912
6.550%, 09/15/2043	41,000	51,119
Wind Acquisition Finance SA
7.375%, 04/23/2021 (S)	250,000	260,000
		14,040,066
Utilities - 1.5%
AmeriGas Partners LP
5.500%, 05/20/2025	250,000	252,500
Arizona Public Service Company
5.500%, 09/01/2035	1,118,000	1,310,239
Beaver Valley II Funding Corp.
9.000%, 06/01/2017 (L)	48,000	48,004
BVPS II Funding Corp.
8.890%, 06/01/2017	2,000	2,039
CenterPoint Energy Houston
Electric LLC
6.950%, 03/15/2033	535,000	711,471
Electricite de France SA
3.625%, 10/13/2025 (S)	280,000	278,938
Electricite de France SA (5.250% to
01/29/2023, then 10 Year U.S.
Swap Rate + 3.709%)
01/29/2023 (Q)(S)	355,000	333,700
Empresa Electrica Angamos SA
4.875%, 05/25/2029 (S)	280,000	265,630
Israel Electric Corp., Ltd.
5.625%, 06/21/2018 (S)	265,000	275,706
6.875%, 06/21/2023 (S)	170,000	195,279
7.250%, 01/15/2019 (S)	230,000	248,375
NextEra Energy Capital Holdings, Inc.
2.300%, 04/01/2019	335,000	337,419
NiSource Finance Corp.
6.400%, 03/15/2018	268,000	282,210

The accompanying notes are an integral part of the financial statements.	10

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
NRG Energy, Inc.
6.250%, 05/01/2024 (L)	$720,000	$700,200
6.625%, 01/15/2027 (S)	435,000	411,075
NRG Yield Operating LLC
5.375%, 08/15/2024	1,175,000	1,180,875
Oncor Electric Delivery Company LLC
4.100%, 06/01/2022	750,000	800,186
PPL Capital Funding, Inc.
3.400%, 06/01/2023	1,160,000	1,166,668
Southern California Edison
Company (6.250% to 02/01/2022,
then 3 month LIBOR + 4.199%)
02/01/2022 (Q)	180,000	199,575
Southern Power Company
1.950%, 12/15/2019	640,000	633,566
TransAlta Corp.
6.900%, 05/15/2018	1,157,000	1,205,087
W3A Funding Corp.
8.090%, 01/02/2017	94,564	94,564
		10,933,306
TOTAL CORPORATE BONDS (Cost $306,895,907)		$313,813,648

CAPITAL PREFERRED SECURITIES - 0.6%
Financials - 0.6%
BAC Capital Trust XIV, Series G
4.000%, 01/20/2017 (P)(Q)	525,000	412,125
Goldman Sachs Capital II
4.000%, 02/06/2017 (P)(Q)	36,000	29,379
MetLife Capital Trust X (9.250% to
04/08/2033, then 3 month
LIBOR + 5.540%)
04/08/2038 (S)	220,000	299,200
Sovereign Capital Trust VI
7.908%, 06/13/2036	335,000	335,000
State Street Corp.
1.963%, 06/01/2077 (P)	505,000	446,294
SunTrust Preferred Capital I
4.000%, 02/06/2017 (P)(Q)	425,000	343,188
USB Capital IX
3.500%, 02/06/2017 (P)(Q)	1,045,000	858,206
ZFS Finance USA Trust V (6.500% to
05/09/2017, then 3 month
LIBOR + 2.285%)
05/09/2067 (S)	1,665,000	1,669,412
		4,392,804
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $4,421,166)		$4,392,804

CONVERTIBLE BONDS - 0.0%
Utilities - 0.0%
NRG Yield, Inc.
3.250%, 06/01/2020 (S)	285,000	273,600
TOTAL CONVERTIBLE BONDS (Cost $285,000)		$273,600
TERM LOANS (M) - 0.1%
Industrials - 0.1%
Delta Air Lines, Inc.
3.250%, 10/18/2018	231,796	234,114
WP CPP Holdings LLC
4.500%, 12/28/2019	240,000	234,000
		468,114

Active Bond Trust (continued)

	Shares or Principal Amount	Value
TERM LOANS (continued)
Telecommunication services - 0.0%
Ancestry.com Operations, Inc.
5.250%, 10/19/2023	$120,000	$121,087
Utilities - 0.0%
ExGen Texas Power LLC
5.750%, 09/16/2021	400,661	303,252
TOTAL TERM LOANS (Cost $987,863)		$892,453

MUNICIPAL BONDS - 0.4%
New Jersey State Turnpike Authority
7.414%, 01/01/2040	1,885,000	2,715,399
TOTAL MUNICIPAL BONDS (Cost $2,068,957)		$2,715,399

COLLATERALIZED MORTGAGE OBLIGATIONS - 14.9%
Commercial and residential - 11.5%
Adjustable Rate Mortgage Trust,
Series 2005-4, Class 7A12
1.336%, 08/25/2035 (P)	162,074	157,166
American Home Mortgage
Investment Trust
Series 2005-1, Class 1A1,
1.024%, 06/25/2045 (P)	266,267	255,955
Series 2005-1, Class AHM,
3.278%, 06/25/2045 (P)	204,995	201,810
Series 2004-4, Class 5A,
3.293%, 02/25/2045 (P)	425,023	425,103
Americold 2010 LLC Trust
Series 2010-ARTA, Class C,
6.811%, 01/14/2029 (S)	1,350,000	1,509,001
Series 2010-ARTA, Class D,
7.443%, 01/14/2029 (S)	1,990,000	2,196,066
AOA Mortgage Trust, Series 2015-1177,
Class C 3.010%, 12/13/2029 (P)(S)	400,000	395,144
BAMLL Commercial Mortgage
Securities Trust
Series 2013-DSNY, Class E,
3.304%, 09/15/2026 (P)(S)	210,000	209,638
Series 2015-200P, Class F,
3.596%, 04/14/2033 (P)(S)	350,000	318,316
Banc of America Commercial
Mortgage Trust
Series 2007-3, Class AJ,
5.548%, 06/10/2049 (P)	500,000	506,636
Series 2007-3, Class AM,
5.548%, 06/10/2049 (P)	1,000,000	1,011,869
Series 2007-3, Class AMF,
5.317%, 06/10/2049	1,000,000	1,008,509
Series 2007-3, Class B,
5.548%, 06/10/2049 (P)	200,000	200,610
Series 2007-4, Class AM,
5.814%, 02/10/2051 (P)	610,000	621,214
Banc of America Merrill Lynch
Commercial Mortgage, Inc.,
Series 2005-5, Class XC IO
0.042%, 10/10/2045 (S)	18,225,018	3,898
Banc of America Mortgage Trust,
Series 2003-I, Class 2A6
3.265%, 10/25/2033 (P)	663,613	671,451
Bayview Commercial Asset Trust
Series 2005-1A, Class A2,
1.106%, 04/25/2035 (P)(S)	504,911	462,413
Series 2005-4A , Class A2,
1.146%, 01/25/2036 (P)(S)	265,354	230,071

The accompanying notes are an integral part of the financial statements.	11

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Bayview Commercial Asset Trust (continued)
Series 2006-2A, Class A2,
1.036%, 07/25/2036 (P)(S)	$415,396	$362,453
BBCMS Trust
Series 2015, Class C,
2.704%, 02/15/2028 (P)(S)	165,000	162,830
Series 2015-MSQ, Class D,
3.990%, 09/15/2032 (P)(S)	450,000	451,158
Bear Stearns ALT-A Trust
Series 2005-5, Class 1A4,
1.316%, 07/25/2035 (P)	144,565	137,274
Series 2005-7, Class 11A1,
1.296%, 08/25/2035 (P)	290,129	279,321
Bear Stearns Asset Backed
Securities Trust
Series 2004-AC5, Class A1,
5.250%, 10/25/2034 (P)	380,268	375,521
Series 2003-AC4, Class A,
5.500%, 09/25/2033 (P)	725,668	732,078
Bear Stearns Commercial Mortgage
Securities Trust
Series 2004-PWR5, Class X1 IO,
0.607%, 07/11/2042 (S)	1,958,409	23,326
Series 2004-T16, Class X1 IO,
0.395%, 02/13/2046 (S)	1,538,898	7,600
Bear Stearns Mortgage Funding Trust,
Series 2006-AR4, Class A1
0.966%, 12/25/2036 (P)	911,240	740,985
BHMS Mortgage Trust
Series 2014-ATLS, Class CFX,
4.690%, 07/05/2033 (P)(S)	500,000	506,985
Series 2014-ATLS, Class DFL,
3.634%, 07/05/2033 (P)(S)	425,000	416,845
BLCP Hotel Trust, Series 2014-CLRN,
Class D 3.204%, 08/15/2029 (P)(S)	605,000	597,778
BWAY Mortgage Trust
Series 2013-1515, Class F,
3.927%, 03/10/2033 (P)(S)	535,000	499,502
Series 2015-1740, Class D,
3.787%, 01/13/2035 (P)(S)	300,000	289,326
Series 2015-1740, Class XA IO,
0.896%, 01/13/2035 (S)	6,710,000	290,811
BXHTL Mortgage Trust
Series 2015-JWRZ, Class DR2,
4.393%, 05/15/2029 (P)(S)	370,000	358,381
Series 2015-JWRZ, Class GL1,
3.554%, 05/15/2029 (P)(S)	500,000	497,489
Series 2015-JWRZ, Class GL2,
4.392%, 05/15/2029 (P)(S)	380,000	375,404
CDGJ Commercial Mortgage Trust,
Series 2014-BXCH, Class DPA
3.704%, 12/15/2027 (P)(S)	463,108	463,981
CGBAM Commercial Mortgage Trust,
Series 2015-SMRT, Class F
3.786%, 04/10/2028 (P)(S)	265,000	249,390
CGGS Commercial Mortgage Trust,
Series 2016-RNDA, Class DFX
4.387%, 02/10/2033 (S)	670,000	680,580
CHL Mortgage Pass Through Trust,
Series 2004-HYB2, Class 4A
2.976%, 07/20/2034 (P)	947,180	943,188

Active Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Commercial Mortgage Trust (Bank of
America Merrill Lynch/Deutsche Bank
AG), Series 2013-WWP, Class A2
3.424%, 03/10/2031 (S)	$1,400,000	$1,436,121
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank)
Series 2014-CR15, Class C,
4.763%, 02/10/2047 (P)	800,000	831,356
Series 2015-CR27, Class B,
4.361%, 10/10/2048 (P)	325,000	337,083
Commercial Mortgage Trust (Citigroup/
Deutsche Bank AG), Series 2007-CD4,
Class AMFX 5.366%, 12/11/2049 (P)	750,000	750,754
Commercial Mortgage Trust
(Deutsche Bank)
Series 2007-C9, Class F,
5.813%, 12/10/2049 (P)	300,000	299,413
Series 2007-C9, Class G,
5.813%, 12/10/2049 (P)(S)	400,000	383,408
Series 2012-CR3, Class XA IO,
2.076%, 10/15/2045	13,405,626	1,019,423
Series 2012-LC4, Class B,
4.934%, 12/10/2044 (P)	175,000	188,845
Series 2012-LC4, Class XA IO,
2.279%, 12/10/2044 (S)	5,295,318	421,420
Series 2013-300P, Class D,
4.394%, 08/10/2030 (P)(S)	435,000	446,243
Series 2013-300P, Class E,
4.394%, 08/10/2030 (P)(S)	700,000	654,006
Series 2013-CR11, Class B,
5.161%, 10/10/2046 (P)	725,000	795,570
Series 2013-CR13, Class C,
4.749%, 12/10/2023 (P)	300,000	309,277
Series 2013-CR6, Class XA IO,
1.468%, 03/10/2046	4,674,147	179,405
Series 2013-LC13, Class B,
4.749%, 08/10/2046 (P)(S)	315,000	341,846
Series 2014-FL4, Class D,
3.130%, 07/13/2031 (P)(S)	540,000	529,970
Series 2014-LC15, Class C,
4.944%, 04/10/2047 (P)	400,000	405,917
Series 2014-TWC, Class D,
2.930%, 02/13/2032 (P)(S)	395,000	393,057
Commercial Mortgage Trust (Deutsche
Bank/Morgan Stanley),
Series 2014-PAT, Class D
2.830%, 08/13/2027 (P)(S)	605,000	600,440
Commercial Mortgage Trust (Deutsche
Bank/UBS), Series 2014-UBS2,
Class XA IO 1.389%, 03/10/2047	5,128,515	330,511
Commercial Mortgage Trust
(Wells Fargo)
Series 2012-CR2, Class XA IO,
1.728%, 08/15/2045	11,005,147	802,873
Series 2014-CR15, Class XA IO,
1.292%, 02/10/2047	13,755,977	644,469
Series 2014-CR16, Class C,
4.905%, 04/10/2047 (P)	810,000	833,366
Core Industrial Trust, Series 2015-
CALW, Class F
3.850%, 02/10/2034 (P)(S)	485,000	476,145

The accompanying notes are an integral part of the financial statements.	12

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Credit Suisse Commercial Mortgage
Trust, Series 2007-C3, Class AM
5.687%, 06/15/2039 (P)	$500,000	$504,707
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-C1,
Class AX IO 0.397%, 02/15/2038 (S)	569,162	12
Deutsche Bank Commercial Mortgage
Trust, Series 2016-C3, Class C
3.495%, 09/10/2049 (P)	180,000	167,979
Deutsche Mortgage Securities, Inc.
Mortgage Loan Trust, Series 2004-4,
Class 2AR1 1.296%, 06/25/2034 (P)	212,171	202,011
DSLA Mortgage Loan Trust,
Series 2004-AR3, Class 2A2B
1.186%, 07/19/2044 (P)	927,355	842,593
FREMF Mortgage Trust
Series 2011-K10, Class B,
4.631%, 11/25/2049 (P)(S)	1,000,000	1,059,087
Series 2011-K11, Class B,
4.572%, 12/25/2048 (P)(S)	875,000	924,647
GAHR Commercial Mortgage Trust
Series 2015-NRF, Class BFX,
3.382%, 12/15/2034 (P)(S)	750,000	760,926
Series 2015-NRF, Class DFX,
3.382%, 12/15/2034 (P)(S)	195,000	193,807
Series 2015-NRF, Class EFX,
3.382%, 12/15/2034 (P)(S)	435,000	422,661
GE Capital Commercial Mortgage Corp.,
Series 2005-C1, Class XC IO
0.010%, 06/10/2048 (S)	4,401,924	1
GE Commercial Mortgage Corp. Trust,
Series 2007-C1, Class AM
5.606%, 12/10/2049 (P)	400,000	400,202
Great Wolf Trust, Series 2015-WOLF,
Class D 4.038%, 05/15/2034 (P)(S)	615,000	616,519
Greenwich Capital Commercial
Funding Corp.
Series 2006-GG7, Class AM,
5.758%, 07/10/2038 (P)	323,007	322,909
Series 2007-GG11, Class AJ,
6.032%, 12/10/2049 (P)	620,000	619,518
GS Mortgage Securities Trust
Series 2012-GC17, Class XA IO,
2.386%, 05/10/2045	7,260,175	556,443
Series 2013-GC10, Class C,
4.285%, 02/10/2046 (P)(S)	859,800	862,732
Series 2014-NEW, Class C,
3.790%, 01/10/2031 (S)	230,000	227,173
Series 2014-NEW, Class D,
3.790%, 01/10/2031 (S)	1,000,000	980,466
Series 2015-590M, Class C,
3.805%, 10/10/2035 (P)(S)	465,000	438,926
Series 2016-ICE2, Class D,
6.454%, 02/15/2033 (P)(S)	575,000	594,275
Series 2016-RENT, Class D,
4.067%, 02/10/2029 (P)(S)	455,000	443,703
Series 2005-GG4, Class XC IO,
0.918%, 07/10/2039 (S)	839,628	26
HarborView Mortgage Loan Trust
Series 2005-9, Class 2A1C,
1.189%, 06/20/2035 (P)	326,513	308,833
Series 2007-3, Class ES IO,
0.350%, 05/19/2047 (S)	20,814,139	323,535

Active Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
HarborView Mortgage Loan Trust (continued)
Series 2007-4, Class ES IO,
0.350%, 07/19/2047	$22,216,065	$321,600
Series 2007-6, Class ES IO,
0.342%, 08/19/2037 (S)	17,195,529	218,349
HILT Mortgage Trust, Series 2014-ORL,
Class D 2.854%, 07/15/2029 (P)(S)	405,000	397,395
Hilton USA Trust
Series 2013-HLT, Class DFX,
4.406%, 11/05/2030 (S)	1,796	1,788
Series 2013-HLT, Class EFX,
4.453%, 11/05/2030 (P)(S)	500,000	500,654
Series 2016-HHV, Class D,
4.194%, 11/05/2038 (P)(S)	395,000	371,024
Hudsons Bay Simon JV Trust, Series 2015-
HBFL, Class DFL 4.284%, 08/05/2034 (P)(S)	275,000	271,153
Impac Secured Assets CMN Owner Trust,
Series 2004-4, Class M2
1.566%, 02/25/2035 (P)	270,000	260,874
Impac Secured Assets Trust, Series 2006-5,
Class 2A 0.956%, 12/25/2036 (P)	261,711	240,002
IndyMac Index Mortgage Loan Trust
Series 2005-AR12, Class AX2 IO,
2.186%, 07/25/2035	7,907,355	487,503
Series 2005-AR8, Class AX2 IO,
2.185%, 05/25/2035	8,212,126	474,244
Series 2005-AR18, Class 1X IO,
2.078%, 10/25/2036	2,972,066	206,927
Series 2005-AR18, Class 2X IO,
1.737%, 10/25/2036	3,538,165	138,966
Irvine Core Office Trust,
Series 2013-IRV, Class XA IO
1.105%, 05/15/2048 (S)	15,450,564	541,922
JPMBB Commercial Mortgage
Securities Trust
Series 2013-C14, Class XA IO,
0.905%, 08/15/2046	11,241,536	299,745
Series 2014-C19, Class C,
4.667%, 04/15/2047 (P)	615,000	615,744
JPMorgan Chase Commercial Mortgage
Securities Trust
Series 2006-CB17, Class AM,
5.464%, 12/12/2043	53,837	53,821
Series 2006-LDP8, Class X IO,
0.351%, 05/15/2045	6,898,789	1,268
Series 2007-LD12, Class AM,
6.039%, 02/15/2051 (P)	885,000	905,373
Series 2011-C3A, Class XA IO,
1.035%, 02/15/2046 (S)	18,017,431	487,427
Series 2011-C4, Class XA IO,
1.366%, 07/15/2046 (S)	22,134,547	593,011
Series 2012-HSBC, Class XA IO,
1.431%, 07/05/2032 (S)	10,575,000	727,063
Series 2014-FL5, Class C,
2.639%, 07/15/2031 (P)(S)	720,000	710,295
Series 2014-INN, Class F,
4.704%, 06/15/2029 (P)(S)	500,000	487,982
Series 2014-PHH, Class C,
2.804%, 08/15/2027 (P)(S)	700,000	699,752
Series 2015-MAR7, Class C,
4.490%, 06/05/2032 (S)	575,000	558,890
Series 2015-SGP, Class B,
3.454%, 07/15/2036 (P)(S)	345,000	347,149

The accompanying notes are an integral part of the financial statements.	13

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
JPMorgan Chase Commercial Mortgage Securities
Trust (continued)
Series 2016-JP3, Class C,
3.483%, 08/15/2049 (P)	$244,000	$221,204
LB-UBS Commercial Mortgage Trust
Series 2007-C1, Class AJ,
5.484%, 02/15/2040	500,000	500,437
Series 2007-C7, Class AJ,
6.241%, 09/15/2045 (P)	300,000	302,474
Series 2005-C1, Class XCL IO,
0.195%, 02/15/2040 (S)	1,203,394	3,545
MASTR Adjustable Rate Mortgages Trust
Series 2004-11, Class M2,
1.856%, 11/25/2034 (P)	330,000	320,520
Series 2004-13, Class 2A1,
3.034%, 04/21/2034 (P)	340,746	348,895
Series 2004-8, Class 5A1,
3.060%, 08/25/2034 (P)	769,836	761,627
MASTR Alternative Loan Trust
Series 2004-4, Class 8A1,
6.500%, 05/25/2034	440,298	459,758
Series 2005-2, Class 4A3,
1.156%, 03/25/2035 (P)	233,481	221,829
Merrill Lynch Mortgage Investors Trust
Series 2005-2, Class 1A,
2.543%, 10/25/2035 (P)	249,910	248,618
Series 2005-A, Class A1,
1.216%, 03/25/2030 (P)	43,369	41,930
Merrill Lynch Mortgage Trust
Series 2008-C1, Class X IO,
0.347%, 02/12/2051 (S)	26,928,763	52,495
Series 2005-CIP1, Class XC IO,
0.016%, 07/12/2038 (S)	12,113,180	5
Series 2006-C2, Class X IO,
0.130%, 08/12/2043 (S)	3,479,077	796
Merrill Lynch/Countrywide Commercial
Mortgage Trust
Series 2007-5, Class AM,
5.419%, 08/12/2048	649,715	649,535
Series 2007-6, Class AM,
5.526%, 03/12/2051 (P)	975,000	980,664
Morgan Stanley Bank of America Merrill
Lynch Trust
Series 2012-C5, Class XA IO,
1.718%, 08/15/2045 (S)	13,656,536	733,245
Series 2012-C6, Class XA IO,
1.977%, 11/15/2045 (S)	10,314,321	613,389
Series 2013-C7, Class AS,
3.214%, 02/15/2046	1,000,000	1,004,006
Series 2013-C7, Class C,
4.158%, 02/15/2046 (P)	250,000	244,411
Series 2013-C7, Class XA IO,
1.529%, 02/15/2046	13,921,448	844,682
Series 2014-C18, Class 300D,
5.279%, 08/15/2031	235,000	231,733
Morgan Stanley Capital I Trust
Series 2007-IQ14, Class AM,
5.690%, 04/15/2049 (P)	825,000	808,341
Series 2011-C3, Class XA IO,
0.799%, 07/15/2049 (S)	12,024,491	328,372
Series 2012-C4, Class AS,
3.773%, 03/15/2045	2,371,500	2,470,600
Series 2014-150E, Class D,
4.295%, 09/09/2032 (P)(S)	1,155,000	1,126,448

Active Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Morgan Stanley Capital I Trust (continued)
Series 2015, Class XLF1 C,
2.895%, 08/14/2031 (P)(S)	$405,000	$403,956
Series 2005-IQ9, Class X1 IO,
1.140%, 07/15/2056 (S)	5,021,755	33,831
Series 2005-T17, Class X1 IO,
0.767%, 12/13/2041 (S)	1,782,513	10,607
MortgageIT Trust, Series 2005-2,
Class 1A2 1.416%, 05/25/2035 (P)	169,141	160,113
MSCG Trust, Series 2016-SNR, Class D
6.550%, 11/15/2034 (S)	645,000	619,529
Multi Security Asset Trust,
Series 2005-RR4A, Class F
5.880%, 11/28/2035 (P)(S)	580,000	562,571
Opteum Mortgage Acceptance Corp.
Asset Backed Pass
Through Certificates
Series 2005-2, Class M2,
1.206%, 04/25/2035 (P)	330,000	311,651
Series 2005-3, Class APT,
1.046%, 07/25/2035 (P)	297,673	291,098
Residential Accredit Loans, Inc.
Series 2005-QO4, Class XIO IO,
2.310%, 12/25/2045	4,006,786	412,257
Series 2004-QS16, Class 1A1,
5.500%, 12/25/2034	3,361	3,353
Sequoia Mortgage Trust, Series 2005-3,
Class A1 0.939%, 05/20/2035 (P)	127,042	116,080
Structured Asset Securities Corp.,
Series 1998-RF2, Class A
5.568%, 07/15/2027 (P)(S)	94,316	91,981
TMSQ Mortgage Trust,
Series 2011-1500, Class D
3.835%, 10/10/2036 (P)(S)	435,000	418,379
Towd Point Mortgage Trust,
Series 2016-5, Class A1
2.500%, 10/25/2056 (P)(S)	850,000	845,627
UBS Commercial Mortgage Trust,
Series 2012-C1, Class B
4.822%, 05/10/2045	220,000	230,666
UBS-Barclays Commercial Mortgage
Trust, Series 2012-C2, Class XA IO
1.629%, 05/10/2063 (S)	12,387,646	608,128
VNDO Mortgage Trust,
Series 2013-PENN, Class D
3.947%, 12/13/2029 (P)(S)	554,000	565,291
VNDO Trust, Series 2016-350P, Class D
3.903%, 01/10/2035 (P)(S)	635,000	604,588
Wachovia Bank Commercial
Mortgage Trust
Series 2007-C30, Class AJ,
5.413%, 12/15/2043 (P)	500,000	504,593
Series 2007-C31, Class AM,
5.591%, 04/15/2047 (P)	930,000	935,879
Series 2005-C17, Class XC IO,
0.358%, 03/15/2042 (S)	667,410	2,235
WaMu Mortgage Pass Through Certificates
Series 2004-AR8, Class A2,
1.156%, 06/25/2044 (P)	690,309	641,776
Series 2005-AR19, Class A1A2,
1.046%, 12/25/2045 (P)	288,114	268,469
Series 2005-AR2, Class 2A1B,
1.126%, 01/25/2045 (P)	1,124,585	1,033,355

The accompanying notes are an integral part of the financial statements.	14

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
WaMu Mortgage Pass Through Certificates (continued)
Series 2005-AR2, Class 2A3,
1.106%, 01/25/2045 (P)	$164,433	$152,932
Series 2005-AR8, Class 2AB2,
1.176%, 07/25/2045 (P)	1,098,092	1,045,211
Series 2005-AR8, Class 2AB3,
1.116%, 07/25/2045 (P)	647,414	613,573
Washington Mutual Mortgage Pass
Through Certificates,
Series 2005-1, Class 6A1
6.500%, 03/25/2035	306,424	297,597
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C,
2.710%, 03/18/2028 (P)(S)	750,000	737,071
Series 2013-BTC, Class E,
3.550%, 04/16/2035 (P)(S)	405,000	362,818
Series 2015-LC22, Class B,
4.540%, 09/15/2058 (P)	315,000	335,807
Wells Fargo Mortgage Backed Securities
Trust, Series 2005-AR3, Class 1A2
3.079%, 03/25/2035 (P)	365,609	363,300
WF-RBS Commercial Mortgage Trust
Series 2011-C3, Class XA IO,
1.367%, 03/15/2044 (S)	17,048,916	731,501
Series 2012-C10, Class XA IO,
1.699%, 12/15/2045 (S)	7,401,281	519,856
Series 2012-C9, Class XA IO,
2.099%, 11/15/2045 (S)	11,461,353	876,028
Series 2013-C15, Class B,
4.480%, 08/15/2046 (P)	125,000	132,526
Series 2013-C16, Class B,
4.982%, 09/15/2046 (P)	175,000	190,380
WFCG Commercial Mortgage Trust,
Series 2015-BXRP, Class D
3.109%, 11/15/2029 (P)(S)	84,360	83,367
		85,569,145
U.S. Government Agency - 3.4%
Federal Home Loan Mortgage Corp.
Series 2013-DN2, Class M1,
2.206%, 11/25/2023 (P)	268,388	269,003
Series 2015-DNA1, Class M2,
2.606%, 10/25/2027 (P)	350,000	355,012
Series 2016-DNA3, Class M2,
2.756%, 12/25/2028 (P)	280,000	282,606
Series 2016-HQA2, Class M2,
3.006%, 11/25/2028 (P)	250,000	255,134
Series 290, Class IO,
3.500%, 11/15/2032	2,877,859	389,963
Series 3387, Class SB IO,
5.716%, 11/15/2037	2,173,591	395,814
Series 3632, Class AP,
3.000%, 02/15/2040	2,071,887	2,124,104
Series 3830, Class NI IO,
4.500%, 01/15/2036	2,159,127	121,293
Series K005, Class AX IO,
1.358%, 11/25/2019	9,949,342	347,986
Series K011, Class X1 IO,
0.278%, 11/25/2020	52,216,010	492,924
Series K014, Class X1 IO,
1.202%, 04/25/2021	9,756,393	426,938
Series K015, Class X1 IO,
1.614%, 07/25/2021	7,844,465	479,217

Active Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series K018, Class X1 IO,
1.393%, 01/25/2022	$1,979,713	$110,594
Series K021, Class A2,
2.396%, 06/25/2022	1,000,000	1,001,361
Series K021, Class X1 IO,
1.480%, 06/25/2022	11,725,871	770,924
Series K022, Class X1 IO,
1.268%, 07/25/2022	8,991,119	509,155
Series K026, Class X1 IO,
1.030%, 11/25/2022	10,898,812	529,677
Series K705, Class X1 IO,
1.721%, 09/25/2018	15,033,132	368,437
Series K707, Class X1 IO,
1.529%, 12/25/2018	11,043,931	270,355
Series K710, Class X1 IO,
1.759%, 05/25/2019	5,089,069	169,684
Series KAIV, Class X1 IO,
1.321%, 06/25/2021	24,743,351	1,111,956
Series KS01, Class X1 IO,
1.376%, 01/25/2023	7,345,219	425,481
Series T-41, Class 3A,
1.776%, 07/25/2032 (P)	77,123	84,709
Federal National Mortgage Association
Series 2001-50, Class BA,
7.000%, 10/25/2041	14,788	16,860
Series 2010-135, Class TS IO,
5.264%, 12/25/2040	3,423,549	516,486
Series 2010-15, Class KA,
4.000%, 03/25/2039	581,046	601,531
Series 2011-41, Class KA,
4.000%, 01/25/2041	688,479	722,028
Series 2011-86, Class NA,
4.000%, 01/25/2041	1,266,138	1,316,380
Series 2012-137, Class WI IO,
3.500%, 12/25/2032	2,950,025	440,759
Series 2012-21, Class PA,
2.000%, 03/25/2041	4,861,536	4,810,119
Series 2012-38, Class PA,
2.000%, 09/25/2041	1,441,452	1,409,751
Series 2012-M5, Class X IO,
0.603%, 02/25/2022	18,879,635	466,329
Series 2013-M11, Class SA IO,
5.914%, 01/25/2018	799,876	15,871
Series 2002-W3, Class A5,
7.500%, 11/25/2041	104,519	120,383
Government National Mortgage Association
Series 2008-90, Class IO,
1.388%, 12/16/2050	3,855,435	497,240
Series 2010-147, Class SA IO,
5.431%, 05/20/2040	3,049,542	357,987
Series 2010-85, Class SB IO,
5.893%, 03/16/2040	3,001,112	449,228
Series 2012-114, Class IO,
0.833%, 01/16/2053	924,883	54,653
Series 2012-120, Class IO,
0.836%, 02/16/2053	11,792,155	628,958
Series 2012-70, Class IO,
0.591%, 08/16/2052	7,828,460	236,731
Series 2016-142, Class IO,
0.997%, 09/16/2058	2,105,650	183,121
Series 2016-162, Class IO,
0.996%, 09/16/2058	4,650,236	396,818

The accompanying notes are an integral part of the financial statements.	15

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage
Association (continued)
Series 2016-174, Class IO,
0.907%, 11/16/2056	$3,000,000	$256,875
Series 2016-87, Class IO,
1.008%, 08/16/2058	2,933,409	230,230
		25,020,665
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $107,064,571)		$110,589,810

ASSET BACKED SECURITIES - 9.1%
Aegis Asset Backed Securities Trust,
Series 2005-4, Class M1
1.206%, 10/25/2035 (P)	850,000	803,583
Ally Auto Receivables Trust
Series 2014-2, Class A4,
1.840%, 01/15/2020	790,000	793,867
Series 2015-1, Class A4,
1.750%, 05/15/2020	620,000	621,980
Ally Master Owner Trust,
Series 2015-3, Class A
1.630%, 05/15/2020	655,000	654,139
Ameriquest Mortgage Securities, Inc.
Series 2005-R10, Class M1,
1.166%, 01/25/2036 (P)	900,000	862,821
Series 2005-R3, Class M2,
1.226%, 05/25/2035 (P)	285,000	274,181
Amresco Residential Securities Mortgage
Loan Trust, Series 1998-1, Class A6
6.510%, 08/25/2027	1,275	1,342
Applebee’s Funding LLC, Series 2014-1,
Class A2 4.277%, 09/05/2044 (S)	1,395,000	1,378,762
Arby’s Funding LLC, Series 2015-1A,
Class A2 4.969%, 10/30/2045 (S)	920,700	912,741
Argent Securities, Inc.
Series 2003-W10, Class M1,
1.836%, 01/25/2034 (P)	157,788	147,919
Series 2004-W6, Class M1,
1.581%, 05/25/2034 (P)	85,585	82,154
ARL First LLC, Series 2012-1A,
Class A2 3.810%, 12/15/2042 (S)	900,000	861,350
BA Credit Card Trust
Series 2015-A2, Class A,
1.360%, 09/15/2020	280,000	279,844
Series 2016-A1, Class A,
1.094%, 10/15/2021 (P)	2,175,000	2,181,348
Bank of the West Auto Trust,
Series 2015-1, Class A4
1.660%, 09/15/2020 (S)	620,000	620,117
Battalion CLO, Ltd.
Series 2007-1A, Class D,
3.031%, 07/14/2022 (P)(S)	400,000	396,758
Series 2007-1A, Class E,
5.131%, 07/14/2022 (P)(S)	200,000	200,922
BMW Vehicle Owner Trust,
Series 2016-A, Class A4
1.370%, 12/27/2022	460,000	452,272
Business Loan Express SBA Loan Trust,
Series 2005-1A, Class A
1.056%, 06/27/2033 (P)(S)	542,441	461,075
Cabela’s Credit Card Master Note Trust,
Series 2016-1, Class A1
1.780%, 06/15/2022	1,150,000	1,146,290

Active Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
California Republic Auto Receivables Trust
Series 2014-4, Class A4,
1.840%, 06/15/2020	$595,000	$597,424
Series 2015-2, Class A4,
1.750%, 01/15/2021	595,000	594,817
Series 2016-2, Class A4,
1.830%, 12/15/2021	345,000	342,684
Capital One Multi-Asset Execution Trust
Series 2015-A5, Class A5,
1.600%, 05/17/2021	790,000	792,078
Series 2016-A3, Class A3,
1.340%, 04/15/2022	1,260,000	1,245,591
CarMax Auto Owner Trust
Series 2015-2, Class A4,
1.800%, 03/15/2021	440,000	439,789
Series 2016-1, Class A4,
1.880%, 06/15/2021	425,000	423,223
Series 2016-2, Class A4,
1.680%, 09/15/2021	495,000	488,886
Centex Home Equity
Series 2004-D, Class AF4,
5.180%, 06/25/2032 (P)	16,888	16,863
Series 2005-A, Class M4,
1.556%, 01/25/2035 (P)	159,991	113,701
Chase Issuance Trust
Series 2015-A2, Class A2,
1.590%, 02/18/2020	1,125,000	1,128,113
Series 2016-A2, Class A,
1.370%, 06/15/2021	1,025,000	1,014,737
Chrysler Capital Auto Receivables Trust,
Series 2016-BA, Class A4
1.870%, 02/15/2022 (S)	345,000	340,267
Citibank Credit Card Issuance Trust,
Series 2016-A1, Class A1
1.750%, 11/19/2021	1,430,000	1,422,931
CKE Restaurant Holdings, Inc.,
Series 2013-1A, Class A2
4.474%, 03/20/2043 (S)	1,462,813	1,443,743
CNH Equipment Trust
Series 2015-C, Class A3,
1.660%, 11/16/2020	895,000	896,550
Series 2016-B, Class A3,
1.630%, 08/15/2021	385,000	383,321
Conseco Financial Corp., Series 1996-10,
Class M1 7.240%, 11/15/2028 (P)	482,844	509,318
ContiMortgage Home Equity Loan Trust,
Series 1995-2, Class A5
8.100%, 08/15/2025	7,649	5,739
Countrywide Asset-Backed Certificates
Trust, Series 2004-10, Class AF5B
5.045%, 02/25/2035 (P)	143,262	143,821
Credit-Based Asset Servicing and
Securitization LLC
Series 2005-CB4, Class M1,
1.004%, 07/25/2035 (P)	111,694	109,766
Series 2006-MH1, Class B1,
5.257%, 10/25/2036 (P)(S)	2,560,000	2,309,156
Cronos Containers Program, Ltd.,
Series 2013-1A, Class A
3.080%, 04/18/2028 (S)	1,140,000	1,104,884
CSMC Trust, Series 2006-CF2, Class M1
1.226%, 05/25/2036 (P)(S)	228,769	226,514
DB Master Finance LLC, Series 2015-1A,
Class A2II 3.980%, 02/20/2045 (S)	790,913	792,025

The accompanying notes are an integral part of the financial statements.	16

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Discover Card Execution Note Trust,
Series 2016-A1, Class A1
1.640%, 07/15/2021	$1,625,000	$1,624,237
Driven Brands Funding LLC,
Series 2015-1A, Class A2
5.216%, 07/20/2045 (S)	529,650	503,197
EquiFirst Mortgage Loan Trust,
Series 2004-3, Class M3
1.731%, 12/25/2034 (P)	243,648	224,347
Equity One ABS, Inc.
Series 2004-1, Class M2,
5.615%, 04/25/2034 (P)	133,035	122,074
Series 2004-1, Class M3,
5.760%, 04/25/2034 (P)	303,746	274,512
Ford Credit Auto Owner Trust
Series 2014-1, Class B,
2.410%, 11/15/2025 (S)	305,000	304,636
Series 2015-A, Class A4,
1.640%, 06/15/2020	350,000	350,433
Series 2015-B, Class A4,
1.580%, 08/15/2020	370,000	369,965
Series 2016-B, Class A4,
1.520%, 08/15/2021	270,000	267,923
Series 2016-C, Class A4,
1.400%, 02/15/2022	410,000	402,866
FRS I LLC, Series 2013-1A, Class B
3.960%, 04/15/2043 (S)	897,117	883,109
GM Financial Automobile Leasing Trust
Series 2015-1, Class A4,
1.730%, 06/20/2019	300,000	300,595
Series 2015-2, Class A4,
1.850%, 07/22/2019	650,000	651,824
GMF Floorplan Owner Revolving Trust,
Series 2015-1, Class A1
1.650%, 05/15/2020 (S)	360,000	359,677
GSAA Home Equity Trust,
Series 2005-11, Class 3A1
1.026%, 10/25/2035 (P)	266,135	252,029
GSAA Trust, Series 2005-10, Class M3
1.306%, 06/25/2035 (P)	294,741	288,077
GSRPM Mortgage Loan Trust,
Series 2006-1, Class A1
1.056%, 03/25/2035 (P)(S)	791,488	779,458
Hertz Vehicle Financing LLC,
Series 2016-3A, Class A
2.270%, 07/25/2020 (S)	430,000	425,655
Home Equity Asset Trust
Series 2005-1, Class M4,
1.776%, 05/25/2035 (P)	245,000	238,764
Series 2005-3, Class M4,
1.396%, 08/25/2035 (P)	230,000	216,858
Honda Auto Receivables Owner Trust
Series 2014-3, Class A4,
1.310%, 10/15/2020	1,030,000	1,030,629
Series 2015-2, Class A4,
1.470%, 08/23/2021	545,000	544,637
Series 2016-2, Class A4,
1.620%, 08/15/2022	690,000	688,578
Series 2016-4, Class A4,
1.360%, 01/18/2023	705,000	693,306
Huntington Auto Trust,
Series 2016-1, Class A4
1.930%, 04/15/2022	1,235,000	1,228,853

Active Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
InSite Issuer LLC
Series 2016-1A, Class A,
2.883%, 11/15/2046 (S)	$750,000	$737,821
Series 2016-1A, Class B,
4.557%, 11/15/2046 (S)	500,000	489,826
John Deere Owner Trust
Series 2014-B, Class A4,
1.500%, 06/15/2021	400,000	400,441
Series 2015-A, Class A4,
1.650%, 12/15/2021	235,000	235,563
Long Beach Mortgage Loan Trust,
Series 2004-1, Class M3
1.806%, 02/25/2034 (P)	96,089	92,323
Merrill Lynch Mortgage Investors Trust
Series 2004-OPT1, Class A1A,
1.276%, 06/25/2035 (P)	226,384	218,556
Series 2005-WMC1, Class M1,
1.506%, 09/25/2035 (P)	159,378	147,116
Miramax LLC, Series 2014-1A, Class A2
3.340%, 07/20/2026 (S)	342,540	340,517
Mountain View CLO II, Ltd.,
Series 2006-2A, Class B
1.274%, 01/12/2021 (P)(S)	500,000	496,968
MVW Owner Trust
Series 2014-1A, Class A,
2.250%, 09/22/2031 (S)	167,176	165,060
Series 2015-1A, Class A,
2.520%, 12/20/2032 (S)	402,432	400,084
Nationstar Home Equity Loan Trust,
Series 2006-B, Class AV4
1.036%, 09/25/2036 (P)	422,872	409,886
Nautique Funding, Ltd.,
Series 2006-1A, Class D
4.880%, 04/15/2020 (P)(S)	500,000	505,096
New Century Home Equity Loan Trust
Series 2005-1, Class M1,
1.431%, 03/25/2035 (P)	640,000	601,130
Series 2005-2, Class M2,
1.431%, 06/25/2035 (P)	815,000	799,001
Nissan Auto Receivables Owner Trust,
Series 2016-B, Class A4
1.540%, 10/17/2022	370,000	365,785
Octagon Investment Partners XI, Ltd.,
Series 2007-1A, Class B
1.680%, 08/25/2021 (P)(S)	500,000	488,194
Option One Mortgage Loan Trust,
Series 2004-1, Class M1
1.656%, 01/25/2034 (P)	407,248	376,442
RAAC Series Trust, Series 2006-SP4,
Class M1 1.096%, 11/25/2036 (P)	245,000	229,419
Renaissance Home Equity Loan Trust,
Series 2005-2, Class AF4
4.934%, 08/25/2035 (P)	530,000	531,950
Saxon Asset Securities Trust,
Series 2006-2, Class A3C
0.906%, 09/25/2036 (P)	564,181	547,295
Sierra Timeshare Receivables Funding
LLC, Series 2014-2A, Class A
2.050%, 06/20/2031 (S)	305,296	304,715
Sonic Capital LLC, Series 2016-1A,
Class A2 4.472%, 05/20/2046 (S)	313,163	309,315
Soundview Home Loan Trust,
Series 2005-CTX1, Class M2
1.196%, 11/25/2035 (P)	310,000	301,556

The accompanying notes are an integral part of the financial statements.	17

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Specialty Underwriting & Residential
Finance Trust, Series 2006-BC1,
Class A2D 1.056%, 12/25/2036 (P)	$588,437	$582,042
Structured Asset Investment Loan Trust,
Series 2005-2, Class M2
1.491%, 03/25/2035 (P)	655,000	624,077
Structured Asset Securities Corp. Trust,
Series 2005-AR1, Class M1
1.186%, 09/25/2035 (P)	210,000	203,138
SunTrust Auto Receivables Trust,
Series 2015-1A, Class A4
1.780%, 01/15/2021 (S)	650,000	648,833
Synchrony Credit Card Master Note
Trust, Series 2016-1, Class A
2.040%, 03/15/2022	570,000	572,223
Taco Bell Funding LLC
Series 2016-1A, Class A2I,
3.832%, 05/25/2046 (S)	743,138	745,831
Series 2016-1A, Class A2II,
4.377%, 05/25/2046 (S)	698,250	701,287
TAL Advantage V LLC, Series 2014-1A,
Class A 3.510%, 02/22/2039 (S)	641,417	617,687
Toyota Auto Receivables Owner Trust
Series 2015-B, Class A4,
1.740%, 09/15/2020	500,000	501,648
Series 2016-B, Class A4,
1.520%, 08/16/2021	435,000	431,080
Series 2016-C, Class A4,
1.320%, 11/15/2021	390,000	384,203
VB-S1 Issuer LLC
Series 2016-1A, Class D,
4.459%, 06/15/2046 (S)	500,000	491,213
Series 2016-1A, Class F,
6.901%, 06/15/2046 (S)	250,000	258,078
Verizon Owner Trust
Series 2016-1A, Class A,
1.420%, 01/20/2021 (S)	2,030,000	2,015,368
Series 2016-2A, Class A,
1.680%, 05/20/2021 (S)	990,000	985,649
Volkswagen Credit Auto Master Trust,
Series 2014-1A, Class A2 1.400%,
07/22/2019 (S)	340,000	339,758
Wendys Funding LLC
Series 2015-1A, Class A2I,
3.371%, 06/15/2045 (S)	1,214,625	1,212,746
Series 2015-1A, Class A2II,
4.080%, 06/15/2045 (S)	592,500	585,377
Westgate Resorts LLC
Series 2013-1A, Class B,
3.750%, 08/20/2025 (S)	73,304	73,127
Series 2014-1A, Class A,
2.150%, 12/20/2026 (S)	598,468	591,735
Series 2014-1A, Class B,
3.250%, 12/20/2026 (S)	386,325	383,910
Series 2015-1A, Class A,
2.750%, 05/20/2027 (S)	323,728	320,902
Series 2015-2A, Class B,
4.000%, 07/20/2028 (S)	716,782	716,264
Series 2016-1A, Class A,
3.500%, 12/20/2028 (S)	311,781	310,560
World Omni Auto Receivables Trust,
Series 2016-A, Class A3
1.770%, 09/15/2021	885,000	885,634
TOTAL ASSET BACKED SECURITIES (Cost $67,915,183)		$67,722,074

Active Bond Trust (continued)

	Shares or Principal Amount	Value
PREFERRED SECURITIES - 0.4%
Consumer staples - 0.0%
Ocean Spray Cranberries, Inc., Series A,
6.250% (S)	$2,216	$190,922
Financials - 0.2%
Discover Financial Services, 6.500%	5,937	152,462
F.N.B. Corp. (7.250% to 02/15/2024, then
3 month LIBOR + 4.600%)	5,437	153,976
GMAC Capital Trust I, 6.691% (P)	22,815	579,501
Regions Financial Corp., 6.375%	8,726	219,546
The Goldman Sachs Group, Inc.
(5.500% to 05/10/2023, then
3 month LIBOR + 3.640%)	8,044	204,157
Wells Fargo & Company,
Series L, 7.500%	139	165,410
		1,475,052
Industrials - 0.0%
Glasstech, Inc., Series A (I)	1	602
Utilities - 0.2%
Dominion Resources, Inc., 6.750%	15,783	798,620
DTE Energy Company, 6.500%	6,310	334,430
Exelon Corp., 6.500%	3,491	168,999
		1,302,049
TOTAL PREFERRED SECURITIES (Cost $2,976,719)		$2,968,625

SECURITIES LENDING COLLATERAL - 2.0%
John Hancock Collateral Trust,
0.7390% (W)(Y)	1,461,148	14,620,981
TOTAL SECURITIES LENDING
COLLATERAL (Cost $14,621,484)		$14,620,981

SHORT-TERM INVESTMENTS - 8.0%
Money market funds - 7.5%
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
0.4218% (Y)	56,046,058	56,046,058
U.S. Government Agency - 0.3%
Federal Home Loan Bank Discount Note
0.300%, 01/03/2017 *	$2,460,000	2,459,959
Repurchase agreement - 0.2%
Barclays Tri-Party Repurchase Agreement
dated 12/30/2016 at 0.400% to be
repurchased at $618,027 on
01/03/2017, collateralized by $100 U.S.
Treasury Notes, 1.000% due
12/31/2017 (valued at $101, including
interest) and $615,600 U.S. Treasury
Inflation Indexed Notes, 0.125% due
04/15/2021 (valued at $630,294,
including interest)	618,000	618,000
Repurchase Agreement with State Street
Corp. dated 12/30/2016 at 0.030% to be
repurchased at $848,003 on
01/03/2017, collateralized by $830,000
U.S. Treasury Notes, 3.125% due
05/15/2019 (valued at $868,155,
including interest)	848,000	848,000
		1,466,000
TOTAL SHORT-TERM INVESTMENTS (Cost $59,972,017)		$59,972,017
Total Investments (Active Bond Trust)
(Cost $774,881,097) - 105.5%		$784,991,634
Other assets and liabilities, net - (5.5%)		(40,734,414)
TOTAL NET ASSETS - 100.0%		$744,257,220

The accompanying notes are an integral part of the financial statements.	18

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Bond Trust

	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 40.0%
U.S. Government - 18.5%
Treasury Inflation Protected Securities
0.375%, 07/15/2025	$96,919,190	$96,377,993
U.S. Treasury Bonds
2.250%, 08/15/2046	459,124,000	385,053,984
2.750%, 11/15/2042	148,140,000	139,619,432
3.125%, 11/15/2041	150,545,000	152,478,449
U.S. Treasury Notes
0.750%, 07/15/2019	114,945,000	113,232,090
0.875%, 09/15/2019	460,170,000	453,953,104
1.000%, 10/15/2019	20,100,000	19,875,785
1.750%, 09/30/2019 to 01/31/2023	187,090,000	186,696,824
2.000%, 11/15/2026 (L)	148,008,000	142,175,005
		1,689,462,666
U.S. Government Agency - 21.5%
Federal Home Loan Bank
1.125%, 04/25/2018	16,000,000	16,012,512
Federal Home Loan Mortgage Corp.
2.375%, 01/13/2022	12,500,000	12,692,250
3.000%, 02/01/2043 to 05/01/2046	124,242,296	123,970,051
3.500%, 01/01/2029 to 02/01/2045	126,567,997	130,848,740
4.000%, 09/01/2041 to 11/01/2043	51,083,308	54,058,232
4.500%, 08/01/2040 to 10/01/2041	68,204,229	73,456,307
5.000%, 09/01/2040 to 03/01/2041	17,273,141	18,904,494
5.500%, 05/01/2039	4,698,408	5,250,838
Federal National Mortgage Association
2.625%, 09/06/2024	8,300,000	8,386,312
3.000%, 09/01/2027 to 04/01/2043	113,968,153	113,807,851
3.500%, 02/01/2026 to 04/01/2045	382,842,169	395,678,728
4.000%, 05/01/2025 to 06/01/2044	492,463,240	521,684,450
4.500%, 01/01/2027 to 05/01/2042	270,805,430	292,009,369
5.000%, 02/01/2033 to 12/01/2041	114,043,700	124,984,700
5.500%, 10/01/2035 to 03/01/2041	34,818,813	39,077,223
6.500%, 01/01/2039	10,629,333	12,169,895
Government National Mortgage Association
3.500%, 04/20/2046	13,650,985	14,192,759
4.000%, 10/15/2039 to 11/15/2041	12,529,348	13,362,451
		1,970,547,162
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $3,623,787,106)		$3,660,009,828

CORPORATE BONDS - 39.4%
Consumer discretionary - 3.9%
AutoNation, Inc.
4.500%, 10/01/2025	6,050,000	6,112,852
Charter Communications Operating LLC
6.484%, 10/23/2045	14,260,000	16,457,252
Delphi Automotive PLC
4.250%, 01/15/2026	12,980,000	13,420,632
Expedia, Inc.
5.000%, 02/15/2026	22,525,000	23,190,929
Ford Motor Company
4.750%, 01/15/2043	8,470,000	8,026,985
Ford Motor Credit Company LLC
2.551%, 10/05/2018	11,390,000	11,451,905
5.875%, 08/02/2021	32,919,000	36,323,285
General Motors Company
4.875%, 10/02/2023	23,865,000	24,990,808
General Motors Financial Company, Inc.
3.450%, 04/10/2022	18,925,000	18,696,500
4.000%, 01/15/2025	18,400,000	17,929,567
5.250%, 03/01/2026	9,165,000	9,638,757

Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Lear Corp.
5.250%, 01/15/2025	$10,975,000	$11,537,469
Myriad International Holdings BV
5.500%, 07/21/2025 (S)	8,425,000	8,486,166
Newell Brands, Inc.
2.150%, 10/15/2018	6,010,000	6,038,716
4.200%, 04/01/2026	13,055,000	13,607,945
O’Reilly Automotive, Inc.
3.550%, 03/15/2026	9,415,000	9,340,170
Omnicom Group, Inc.
3.600%, 04/15/2026	9,565,000	9,452,697
QVC, Inc.
4.375%, 03/15/2023	12,905,000	12,795,708
5.125%, 07/02/2022	9,060,000	9,369,163
5.450%, 08/15/2034	11,775,000	10,703,922
Seminole Tribe of Florida, Inc.
6.535%, 10/01/2020 (S)	100,000	100,500
Sirius XM Radio, Inc.
5.250%, 08/15/2022 (S)	26,481,000	27,540,240
Time Warner Cable LLC
8.250%, 04/01/2019	15,105,000	16,967,220
Time Warner, Inc.
3.800%, 02/15/2027	12,385,000	12,276,235
Viacom, Inc.
4.375%, 03/15/2043	26,720,000	21,246,729
		355,702,352
Consumer staples - 2.2%
Anheuser-Busch InBev Finance, Inc.
4.900%, 02/01/2046	34,470,000	37,011,577
Bunge, Ltd. Finance Corp.
8.500%, 06/15/2019	9,463,000	10,836,980
CVS Health Corp.
2.875%, 06/01/2026	14,490,000	13,790,886
5.125%, 07/20/2045	17,015,000	18,925,836
Kraft Heinz Foods Company
2.000%, 07/02/2018	18,065,000	18,066,156
4.875%, 02/15/2025 (S)	8,105,000	8,738,860
5.200%, 07/15/2045	12,980,000	13,562,400
Molson Coors Brewing Company
1.450%, 07/15/2019	9,235,000	9,094,785
3.000%, 07/15/2026	14,385,000	13,578,045
Mondelez International Holdings
Netherlands BV
1.625%, 10/28/2019 (S)	12,845,000	12,585,724
Pernod Ricard SA
5.750%, 04/07/2021 (S)	11,632,000	12,910,601
Walgreens Boots Alliance, Inc.
1.750%, 05/30/2018	13,475,000	13,486,413
Whole Foods Market, Inc.
5.200%, 12/03/2025	21,680,000	22,926,080
		205,514,343
Energy - 5.0%
Anadarko Petroleum Corp.
8.700%, 03/15/2019	14,675,000	16,671,607
Boardwalk Pipelines LP
5.500%, 02/01/2017	5,820,000	5,835,481
Colorado Interstate Gas Company LLC
4.150%, 08/15/2026 (S)	7,627,000	7,401,683
Columbia Pipeline Group, Inc.
4.500%, 06/01/2025	17,965,000	18,849,974
DCP Midstream LLC
9.750%, 03/15/2019 (S)	14,925,000	16,716,000

The accompanying notes are an integral part of the financial statements.	19

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
DCP Midstream Operating LP
3.875%, 03/15/2023	$6,220,000	$5,982,894
Emera US Finance LP
3.550%, 06/15/2026 (S)	7,110,000	6,979,212
Enbridge Energy Partners LP
4.375%, 10/15/2020	8,922,000	9,307,537
Enbridge, Inc. 4.250%, 12/01/2026	13,420,000	13,720,836
Energy Transfer Partners LP
2.500%, 06/15/2018	7,425,000	7,451,054
5.150%, 03/15/2045	12,840,000	12,292,451
9.700%, 03/15/2019	10,360,000	11,886,764
EnLink Midstream Partners LP
4.150%, 06/01/2025	6,725,000	6,519,376
4.850%, 07/15/2026	6,080,000	6,124,797
Enterprise Products Operating LLC
4.593%, 08/01/2066 (P)	16,460,000	15,481,124
6.500%, 01/31/2019	16,515,000	17,996,462
6.650%, 04/15/2018	6,845,000	7,257,309
Kerr-McGee Corp. 6.950%, 07/01/2024	12,690,000	14,955,228
Kinder Morgan Energy Partners LP
7.750%, 03/15/2032	6,675,000	8,184,278
Kinder Morgan, Inc.
4.300%, 06/01/2025 (L)	8,900,000	9,151,683
5.550%, 06/01/2045	17,860,000	18,751,018
Lukoil International Finance BV
3.416%, 04/24/2018 (S)	18,780,000	18,967,800
MPLX LP
4.000%, 02/15/2025	8,485,000	8,237,170
4.875%, 12/01/2024 to 06/01/2025	17,227,000	17,711,716
Northwest Pipeline LLC
6.050%, 06/15/2018	23,354,000	24,500,004
Occidental Petroleum Corp.
3.400%, 04/15/2026	13,470,000	13,552,477
ONEOK Partners LP
3.200%, 09/15/2018	10,580,000	10,809,068
Petroleos Mexicanos
4.875%, 01/24/2022 (L)	11,060,000	11,093,180
5.375%, 03/13/2022 (S)	2,835,000	2,902,983
Regency Energy Partners LP
5.500%, 04/15/2023	17,505,000	18,073,913
Shell International Finance BV
4.375%, 05/11/2045	26,885,000	27,179,068
Sunoco Logistics Partners Operations LP
3.900%, 07/15/2026	15,801,000	15,272,488
4.400%, 04/01/2021	13,841,000	14,564,123
Williams Partners LP
4.875%, 05/15/2023 to 03/15/2024	35,190,000	35,597,607
		455,978,365
Financials - 14.7%
American Express Company
3.625%, 12/05/2024	10,435,000	10,465,314
Aquarius & Investments PLC (6.375% to
09/01/2019, then 5 Year U.S.
Swap Rate + 5.210%) 09/01/2024	13,270,000	13,856,494
Ares Capital Corp. 3.875%, 01/15/2020	15,750,000	15,960,625
Australia & New Zealand Banking Group,
Ltd. (6.750% to 06/15/2026, then
5 Year U.S. ISDAFIX + 5.168%)
06/15/2026 (L)(Q)(S)	5,540,000	5,848,628
AXA SA 8.600%, 12/15/2030	2,020,000	2,777,500
AXA SA (6.379% to 12/14/2036, then
3 month LIBOR + 2.256%)
12/14/2036 (Q)(S)	7,350,000	7,827,750

Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Bank of America Corp.
3.950%, 04/21/2025	$5,180,000	$5,150,039
4.200%, 08/26/2024	10,300,000	10,480,209
4.250%, 10/22/2026	12,580,000	12,713,788
4.450%, 03/03/2026	19,315,000	19,877,588
6.875%, 04/25/2018	19,066,000	20,262,639
Bank of Montreal
2.100%, 12/12/2019	28,170,000	28,152,647
Barclays Bank PLC
6.050%, 12/04/2017 (S)	18,450,000	19,059,274
10.179%, 06/12/2021 (S)	17,215,000	21,359,167
Barclays PLC
4.375%, 01/12/2026	11,935,000	12,088,031
BPCE SA
4.500%, 03/15/2025 (S)	17,505,000	17,033,573
5.700%, 10/22/2023 (S)	15,445,000	16,237,066
Capital One Bank USA NA
2.300%, 06/05/2019	24,797,000	24,847,536
Capital One Financial Corp.
2.450%, 04/24/2019	9,940,000	9,999,113
3.750%, 07/28/2026	18,020,000	17,443,216
4.200%, 10/29/2025	16,300,000	16,332,486
Capital One NA 2.350%, 08/17/2018	12,840,000	12,911,622
Citigroup, Inc.
4.500%, 01/14/2022	20,010,000	21,313,631
4.600%, 03/09/2026	15,725,000	16,230,952
CNA Financial Corp. 7.250%, 11/15/2023	4,438,000	5,241,003
Cooperatieve Rabobank UA
(11.000% to 06/30/2019, then 3 month
LIBOR + 10.868%) 06/30/2019 (Q)(S)	19,624,000	23,064,087
Credit Agricole SA
4.375%, 03/17/2025 (S)	14,955,000	14,666,219
Credit Agricole SA (8.125% to
09/19/2018, then 5 Year U.S. Swap
Rate + 6.283%) 09/19/2033 (S)	13,025,000	14,011,644
Credit Suisse AG 2.300%, 05/28/2019	26,720,000	26,778,570
Discover Bank
2.600%, 11/13/2018	18,510,000	18,666,983
8.700%, 11/18/2019	16,975,000	19,264,605
Discover Financial Services
3.950%, 11/06/2024	23,580,000	23,340,734
5.200%, 04/27/2022	9,155,000	9,853,325
Doric Nimrod Air Alpha 2013-1
Class B Pass Through Trust
6.125%, 11/30/2021 (S)	5,604,749	5,814,927
FS Investment Corp.
4.000%, 07/15/2019	16,320,000	16,355,104
4.250%, 01/15/2020	9,740,000	9,793,365
HBOS PLC 6.750%, 05/21/2018 (S)	31,463,000	33,169,805
HSBC Holdings PLC
(6.375% to 09/17/2024, then 5 Year
U.S. ISDAFIX +
3.705%) 09/17/2024 (Q)	7,190,000	7,073,163
HSBC Holdings PLC (6.875% to
06/01/2021, then 5 Year U.S. ISDAFIX
+ 5.514%) 06/01/2021 (L)(Q)	11,750,000	12,396,250
ING Bank NV 5.800%, 09/25/2023 (S)	18,415,000	20,213,501
Jefferies Group LLC
6.875%, 04/15/2021	15,920,000	18,096,582
8.500%, 07/15/2019	8,390,000	9,511,676
JPMorgan Chase & Co.
3.200%, 06/15/2026	13,615,000	13,306,089
4.625%, 05/10/2021	24,630,000	26,497,471

The accompanying notes are an integral part of the financial statements.	20

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
JPMorgan Chase & Co.
(6.750% to 02/01/2024, then 3 month
LIBOR + 3.780%) 02/01/2024 (Q)	$25,790,000	$27,788,725
Leucadia National Corp.
5.500%, 10/18/2023	19,450,000	20,577,925
Lloyds Banking Group PLC
4.650%, 03/24/2026	31,040,000	31,397,426
M&T Bank Corp. (5.125% to 11/01/2026,
then 3 month LIBOR + 3.520%)
11/01/2026 (Q)	11,685,000	11,305,238
Macquarie Bank, Ltd.
4.875%, 06/10/2025 (S)	19,595,000	19,805,117
Manufacturers & Traders Trust Company
1.571%, 12/01/2021 (P)	23,610,000	23,167,313
MetLife, Inc. 6.400%, 12/15/2066	13,020,000	14,061,600
Mizuho Financial Group Cayman 3, Ltd.
4.600%, 03/27/2024 (S)	12,950,000	13,556,164
Morgan Stanley
2.450%, 02/01/2019	9,355,000	9,415,854
3.875%, 01/27/2026	12,575,000	12,684,478
5.500%, 01/26/2020	15,440,000	16,728,869
7.300%, 05/13/2019	27,030,000	30,107,176
Nippon Life Insurance Company (5.100%
to 10/16/2024, then 5 Year U.S.
ISDAFIX + 3.650%) 10/16/2044 (S)	13,980,000	14,416,875
Prudential Financial, Inc.
(5.200% to 03/15/2024, then 3 month
LIBOR + 3.040%) 03/15/2044	10,820,000	10,691,999
Prudential Financial, Inc.
(5.875% to 09/15/2022, then 3 month
LIBOR + 4.175%) 09/15/2042	19,760,000	20,723,300
Royal Bank of Scotland Group PLC
4.800%, 04/05/2026	10,755,000	10,752,591
S&P Global, Inc.
2.950%, 01/22/2027 (S)	9,390,000	8,765,997
4.000%, 06/15/2025	18,130,000	18,602,740
4.400%, 02/15/2026	12,710,000	13,427,314
Santander Holdings USA, Inc.
2.700%, 05/24/2019	22,735,000	22,708,400
3.450%, 08/27/2018	11,565,000	11,738,105
Santander UK Group Holdings PLC
4.750%, 09/15/2025 (S)	11,030,000	10,798,381
Standard Chartered PLC
2.100%, 08/19/2019 (S)	23,915,000	23,631,057
Stifel Financial Corp. 4.250%, 07/18/2024	11,940,000	11,844,182
Sumitomo Mitsui Banking Corp.
2.450%, 01/10/2019	20,362,000	20,466,335
SunTrust Bank 7.250%, 03/15/2018	10,935,000	11,597,891
Teachers Insurance & Annuity
Association of America
6.850%, 12/16/2039 (S)	21,405,000	27,733,303
The Goldman Sachs Group, Inc.
2.000%, 04/25/2019	8,990,000	8,950,714
2.300%, 12/13/2019	30,020,000	29,991,961
3.750%, 05/22/2025	26,250,000	26,284,886
4.750%, 10/21/2045	8,335,000	8,770,804
The Hartford Financial Services Group,
Inc. (8.125% to 06/15/2018, then
3 month LIBOR + 4.603%) 06/15/2068	18,325,000	19,626,075
The PNC Financial Services Group, Inc.
(4.850% to 06/01/2023, then 3 month
LIBOR + 3.040%) 06/01/2023 (Q)	12,182,000	11,697,156
The PNC Financial Services Group, Inc.
(6.750% to 08/01/2021, then 3 month
LIBOR + 3.678%) 08/01/2021 (Q)	7,640,000	8,222,550

Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
UBS AG 2.375%, 08/14/2019	$24,940,000	$25,049,611
Wells Fargo & Company
4.650%, 11/04/2044	8,645,000	8,492,416
Wells Fargo & Company (5.875% to
06/15/2025, then 3 month
LIBOR + 3.990%) 06/15/2025 (Q)	32,785,000	34,420,972
Wells Fargo & Company, Series K
(7.980% to 03/15/2018, then 3 month
LIBOR + 3.770%) 03/15/2018 (Q)	12,598,000	13,164,910
		1,348,510,401
Health care - 2.3%
AbbVie, Inc. 3.600%, 05/14/2025	14,635,000	14,476,869
Actavis Funding SCS
3.800%, 03/15/2025	12,655,000	12,653,747
Amgen, Inc. 4.400%, 05/01/2045	6,492,000	6,217,960
Baxalta, Inc. 2.000%, 06/22/2018	8,780,000	8,779,078
Baxter International, Inc.
3.500%, 08/15/2046	7,540,000	6,314,599
Express Scripts Holding Company
4.500%, 02/25/2026	17,005,000	17,482,858
Medco Health Solutions, Inc.
7.125%, 03/15/2018	17,850,000	18,899,366
Medtronic, Inc. 4.625%, 03/15/2045	12,695,000	13,701,104
Mylan NV
2.500%, 06/07/2019 (S)	11,034,000	10,971,470
3.950%, 06/15/2026 (S)	28,080,000	26,241,546
Shire Acquisitions Investments
Ireland DAC
1.900%, 09/23/2019	15,160,000	14,960,782
3.200%, 09/23/2026	20,890,000	19,494,109
Teva Pharmaceutical Finance
Netherlands III BV
3.150%, 10/01/2026	11,735,000	10,802,560
Universal Health Services, Inc.
4.750%, 08/01/2022 (S)	8,705,000	8,813,813
5.000%, 06/01/2026 (S)	3,035,000	2,959,125
Zimmer Biomet Holdings, Inc.
3.550%, 04/01/2025	16,160,000	15,719,349
		208,488,335
Industrials - 3.9%
AerCap Ireland Capital, Ltd.
4.625%, 10/30/2020	14,145,000	14,710,800
Air Lease Corp.
3.000%, 09/15/2023	10,335,000	9,862,566
3.375%, 01/15/2019	5,570,000	5,663,275
3.875%, 04/01/2021	8,645,000	8,881,959
5.625%, 04/01/2017	5,610,000	5,659,088
America West Airlines 2000-1 Pass
Through Trust 8.057%, 01/02/2022	1,181,779	1,336,888
American Airlines 2013-1 Class A Pass
Through Trust 4.000%, 01/15/2027	6,187,305	6,372,924
American Airlines 2013-2 Class A Pass
Through Trust 4.950%, 07/15/2024	12,530,108	13,360,227
American Airlines 2015-1 Class A Pass
Through Trust 3.375%, 11/01/2028	17,125,649	16,868,764
American Airlines 2016-1 Class AA Pass
Through Trust 3.575%, 07/15/2029	14,090,390	14,090,390
British Airways 2013-1 Class A Pass
Through Trust 4.625%, 12/20/2025 (S)	23,693,284	25,203,731
British Airways 2013-1 Class B Pass
Through Trust 5.625%, 12/20/2021 (S)	5,721,674	6,007,757
Continental Airlines 1997-4 Class A Pass
Through Trust 6.900%, 07/02/2019	1,391,951	1,403,225

The accompanying notes are an integral part of the financial statements.	21

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Continental Airlines 1998-1 Class A Pass
Through Trust 6.648%, 03/15/2019	$650,159	$659,098
Continental Airlines 1999-1 Class A Pass
Through Trust 6.545%, 08/02/2020	3,213,780	3,346,188
Continental Airlines 2007-1 Class A Pass
Through Trust 5.983%, 10/19/2023	12,161,715	13,438,696
Delta Air Lines 2002-1 Class G-1 Pass
Through Trust 6.718%, 07/02/2024	1,875,315	2,128,483
Delta Air Lines 2010-1 Class A Pass
Through Trust 6.200%, 01/02/2020	1,727,304	1,817,987
Delta Air Lines 2011-1 Class A Pass
Through Trust 5.300%, 10/15/2020	5,111,350	5,392,474
General Electric Company
1.386%, 08/15/2036 (P)	9,945,000	8,504,288
General Electric Company (5.000% to
01/21/2021, then 3 month LIBOR +
3.330%) 01/21/2021 (Q)	22,403,000	23,247,593
International Lease Finance Corp.
5.875%, 04/01/2019	7,724,000	8,202,734
7.125%, 09/01/2018 (S)	9,460,000	10,193,150
L3 Technologies, Inc.
3.850%, 12/15/2026	3,745,000	3,717,017
Lockheed Martin Corp.
2.900%, 03/01/2025	18,547,000	18,134,162
4.700%, 05/15/2046	12,770,000	13,862,231
Northwest Airlines 2007-1 Class A Pass
Through Trust 7.027%, 05/01/2021	891,436	995,021
Penske Truck Leasing Company LP
2.875%, 07/17/2018 (S)	12,205,000	12,360,504
3.375%, 02/01/2022 (S)	22,625,000	22,794,461
Textron, Inc. 7.250%, 10/01/2019	7,700,000	8,650,249
UAL 2009-2A Pass Through Trust
9.750%, 07/15/2018	2,851,872	2,860,969
United Airlines 2014-2 Class A Pass
Through Trust 3.750%, 03/03/2028	16,137,277	16,217,963
United Airlines 2014-2 Class B Pass
Through Trust 4.625%, 03/03/2024	6,329,589	6,472,005
United Airlines 2016-1 Class A Pass
Through Trust 3.450%, 01/07/2030	8,040,000	7,818,900
US Airways 2010-1 Class A Pass
Through Trust 6.250%, 10/22/2024	3,098,867	3,439,743
US Airways 2012-1 Class A Pass
Through Trust 5.900%, 04/01/2026	9,490,438	10,581,838
Verisk Analytics, Inc.
4.000%, 06/15/2025	21,500,000	21,774,190
		356,031,538
Information technology - 2.1%
Activision Blizzard, Inc.
3.400%, 09/15/2026 (S)	12,700,000	12,036,006
6.125%, 09/15/2023 (S)	12,235,000	13,386,448
Diamond 1 Finance Corp.
3.480%, 06/01/2019 (S)	23,135,000	23,610,378
6.020%, 06/15/2026 (S)	27,890,000	30,173,912
8.350%, 07/15/2046 (S)	8,680,000	10,671,157
eBay, Inc. 2.500%, 03/09/2018	8,435,000	8,507,971
Electronic Arts, Inc. 4.800%, 03/01/2026	25,430,000	26,890,979
Micron Technology, Inc.
7.500%, 09/15/2023 (S)	4,825,000	5,343,688
Microsoft Corp. 4.450%, 11/03/2045	18,355,000	19,515,935
Visa, Inc.
3.150%, 12/14/2025	18,310,000	18,364,948
4.300%, 12/14/2045	13,610,000	14,335,862
Western Digital Corp.
7.375%, 04/01/2023 (S)	8,610,000	9,471,000
		192,308,284

Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials - 0.4%
Braskem Finance, Ltd.
7.000%, 05/07/2020 (S)	$17,090,000	$18,457,200
Glencore Finance Canada, Ltd.
3.600%, 01/15/2017 (S)	20,580,000	20,589,364
		39,046,564
Real estate - 2.2%
American Tower Corp.
3.400%, 02/15/2019	12,115,000	12,376,417
4.700%, 03/15/2022	11,995,000	12,796,422
Crown Castle Towers LLC
4.883%, 08/15/2040 (S)	25,984,000	27,669,603
6.113%, 01/15/2040 (S)	19,877,000	21,535,952
EPR Properties 4.500%, 04/01/2025	14,435,000	14,242,307
ERP Operating LP 3.375%, 06/01/2025	3,935,000	3,901,608
Highwoods Realty LP
5.850%, 03/15/2017	15,850,000	15,983,980
Omega Healthcare Investors, Inc.
4.500%, 01/15/2025	10,710,000	10,482,819
4.950%, 04/01/2024	10,275,000	10,400,304
5.250%, 01/15/2026	6,280,000	6,443,625
Ventas Realty LP
3.500%, 02/01/2025	20,000,000	19,665,500
3.750%, 05/01/2024	4,439,000	4,487,953
Welltower, Inc.
3.750%, 03/15/2023	5,975,000	6,089,230
4.000%, 06/01/2025	23,365,000	23,848,632
4.125%, 04/01/2019	11,080,000	11,499,456
		201,423,808
Telecommunication services - 1.5%
AT&T, Inc.
4.450%, 04/01/2024	21,680,000	22,575,297
4.750%, 05/15/2046	14,595,000	13,801,236
CC Holdings GS V LLC
3.849%, 04/15/2023	13,135,000	13,333,956
Qwest Corp.
6.750%, 12/01/2021	11,030,000	11,967,550
SBA Tower Trust
3.598%, 04/15/2043 (S)	10,620,000	10,659,181
Verizon Communications, Inc.
4.400%, 11/01/2034	12,105,000	11,929,356
4.672%, 03/15/2055	9,855,000	9,264,479
4.862%, 08/21/2046	29,860,000	30,198,045
5.012%, 08/21/2054	10,386,000	10,310,078
		134,039,178
Utilities - 1.2%
Beaver Valley II Funding Corp.
9.000%, 06/01/2017 (L)	357,000	357,029
Constellation Energy Group, Inc.
5.150%, 12/01/2020	11,220,000	12,120,887
Electricite de France SA
3.625%, 10/13/2025 (S)	9,045,000	9,010,683
Electricite de France SA (5.250% to
01/29/2023, then 10 Year U.S. Swap
Rate + 3.709%) 01/29/2023 (Q)(S)	19,320,000	18,160,800
NextEra Energy Capital Holdings, Inc.
1.649%, 09/01/2018	9,415,000	9,383,770
2.300%, 04/01/2019	7,740,000	7,795,898
2.400%, 09/15/2019	9,760,000	9,810,840
Oncor Electric Delivery Company LLC
2.950%, 04/01/2025	14,420,000	14,261,250
Southern California Edison Company
(6.250% to 02/01/2022, then 3 month
LIBOR + 4.199%) 02/01/2022 (Q)	8,285,000	9,185,994

The accompanying notes are an integral part of the financial statements.	22

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Southern Power Company
1.950%, 12/15/2019	$15,825,000	$15,665,911
W3A Funding Corp. 8.090%, 01/02/2017	53,263	53,263
		105,806,325
TOTAL CORPORATE BONDS (Cost $3,637,330,083)		$3,602,849,493

CAPITAL PREFERRED SECURITIES - 0.4%
Financials - 0.4%
MetLife Capital Trust IV (7.875% to
12/15/2032, then 3 month LIBOR +
3.960%) 12/15/2067 (S)	3,265,000	3,935,958
MetLife Capital Trust X (9.250% to
04/08/2033, then 3 month LIBOR +
5.540%) 04/08/2068 (S)	10,535,000	14,327,600
State Street Corp.
1.963%, 06/01/2077 (P)	13,150,000	11,621,313
ZFS Finance USA Trust V (6.500% to
05/09/2017, then 3 month LIBOR +
2.285%) 05/09/2067 (S)	7,350,000	7,369,478
		37,254,349
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $35,529,207)		$37,254,349

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.9%
Commercial and residential - 0.5%
BBCMS Trust, Series 2015-SLP, Class C
2.704%, 02/15/2028 (P)(S)	8,055,000	7,949,045
Deutsche Bank Commercial Mortgage
Trust, Series 2016-C3, Class C
3.495%, 09/10/2049 (P)	4,140,000	3,863,513
GS Mortgage Securities Trust,
Series 2014-NEW, Class C
3.790%, 01/10/2031 (S)	5,175,000	5,111,386
Towd Point Mortgage Trust,
Series 2016-5, Class A1
2.500%, 10/25/2056 (P)(S)	20,790,000	20,683,046
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class A2
2.954%, 12/15/2047	4,810,000	4,919,453
WFCG Commercial Mortgage Trust,
Series 2015-BXRP, Class D
3.109%, 11/15/2029 (P)(S)	2,149,168	2,123,885
		44,650,328
U.S. Government Agency - 1.4%
Federal Home Loan Mortgage Corp.
Series 2016-DNA3, Class M2,
2.756%, 12/25/2028 (P)	5,210,000	5,258,496
Series 2016-HQA2, Class M2,
3.006%, 11/25/2028 (P)	5,905,000	6,026,274
Series 288, Class IO,
3.000%, 10/15/2027	1,562,772	152,222
Series 290, Class IO,
3.500%, 11/15/2032	2,019,760	273,687
Series 3833, Class LI IO,
1.992%, 10/15/2040	44,743,184	2,496,822
Series 4136, Class IH IO,
3.500%, 09/15/2027	1,229,791	128,777
Series K017, Class X1 IO,
1.369%, 12/25/2021	101,004,649	5,558,316
Series K018, Class X1 IO,
1.393%, 01/25/2022	112,361,216	6,276,924

Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series K021, Class X1 IO,
1.483%, 06/25/2022	$23,413,754	$1,539,351
Series K022, Class X1 IO,
1.268%, 07/25/2022	335,945,781	19,024,139
Series K026, Class X1 IO,
1.030%, 11/25/2022	168,625,630	8,195,121
Series K038, Class X1 IO,
1.187%, 03/25/2024	248,058,971	16,811,080
Series K048, Class X1 IO,
0.256%, 06/25/2025	166,461,267	3,094,482
Series K707, Class X1 IO,
1.529%, 12/25/2018	118,216,691	2,893,945
Series K709, Class X1 IO,
1.517%, 03/25/2019	93,377,183	2,578,816
Series K710, Class X1 IO,
1.759%, 05/25/2019	126,111,305	4,204,904
Series K711, Class X1 IO,
1.692%, 07/25/2019	270,496,826	9,155,750
Federal National Mortgage Association,
Series 2012-137, Class WI IO
3.500%, 12/25/2032	1,233,992	184,369
Government National Mortgage Association
Series 2012-114, Class IO,
0.833%, 01/16/2053	46,075,990	2,722,713
Series 2013-6, Class AI IO,
3.500%, 08/20/2039	44,617,668	6,706,607
Series 2016-142, Class IO,
0.997%, 09/16/2058	51,403,818	4,470,415
Series 2016-162, Class IO,
0.996%, 09/16/2058	112,939,298	9,637,438
Series 2016-174, Class IO,
0.907%, 11/16/2056	73,180,300	6,266,063
Series 2016-87, Class IO,
1.008%, 08/16/2058	66,977,022	5,256,725
		128,913,436
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $174,789,901)		$173,563,764

ASSET BACKED SECURITIES - 16.0%
Ally Auto Receivables Trust
Series 2014-2, Class A4,
1.840%, 01/15/2020	27,360,000	27,493,922
Series 2015-1, Class A4,
1.750%, 05/15/2020	18,525,000	18,584,156
Ally Master Owner Trust, Series 2015-3,
Class A 1.630%, 05/15/2020	27,900,000	27,863,331
American Express Credit Account Master
Trust, Series 2014-4, Class A
1.430%, 06/15/2020	28,685,000	28,731,037
BA Credit Card Trust, Series 2015-A2,
Class A 1.360%, 09/15/2020	41,115,000	41,092,083
Bank of the West Auto Trust
Series 2014-1, Class A4,
1.650%, 03/16/2020 (S)	16,380,000	16,413,594
Series 2015-1, Class A4,
1.660%, 09/15/2020 (S)	22,825,000	22,829,296
BMW Vehicle Owner Trust,
Series 2016-A, Class A4
1.370%, 12/27/2022	10,405,000	10,230,202

The accompanying notes are an integral part of the financial statements.	23

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Cabela’s Credit Card Master Note Trust
Series 2013-2A, Class A1,
2.170%, 08/16/2021 (S)	$10,710,000	$10,776,869
Series 2015-1A, Class A1,
2.260%, 03/15/2023	3,135,000	3,137,317
Series 2016-1, Class A1,
1.780%, 06/15/2022	28,907,500	28,814,250
California Republic Auto Receivables Trust
Series 2014-4, Class A4,
1.840%, 06/15/2020	18,570,000	18,645,650
Series 2015-2, Class A4,
1.750%, 01/15/2021	22,285,000	22,278,138
Series 2016-2, Class A4,
1.830%, 12/15/2021	8,180,000	8,125,079
Capital One Multi-Asset Execution Trust
Series 2007-A7, Class A7,
5.750%, 07/15/2020	12,480,000	12,878,201
Series 2015-A5, Class A5,
1.600%, 05/17/2021	25,240,000	25,306,391
Series 2016-A3, Class A3,
1.340%, 04/15/2022	28,125,000	27,803,365
CarMax Auto Owner Trust
Series 2015-2, Class A4,
1.800%, 03/15/2021	10,975,000	10,969,743
Series 2016-1, Class A4,
1.880%, 06/15/2021	10,260,000	10,217,112
Series 2016-2, Class A4,
1.680%, 09/15/2021	11,525,000	11,382,656
Chase Issuance Trust
Series 2014-A7, Class A,
1.380%, 11/15/2019	31,978,000	32,004,123
Series 2015-A2, Class A2,
1.590%, 02/18/2020	29,105,000	29,185,531
Series 2015-A5, Class A5,
1.360%, 04/15/2020	47,755,000	47,722,312
Series 2016-A2, Class A,
1.370%, 06/15/2021	24,205,000	23,962,635
Chrysler Capital Auto Receivables Trust
Series 2014-BA, Class A4,
1.760%, 12/16/2019 (S)	8,000,000	8,024,830
Series 2015-AA, Class A4,
1.550%, 02/18/2020 (S)	35,345,000	35,315,741
Series 2016-BA, Class A4,
1.870%, 02/15/2022 (S)	8,665,000	8,546,134
Citibank Credit Card Issuance Trust,
Series 2016-A1, Class A1
1.750%, 11/19/2021	34,755,000	34,583,185
CNH Equipment Trust
Series 2015-C, Class A3,
1.660%, 11/16/2020	31,405,000	31,459,387
Series 2016-B, Class A3,
1.630%, 08/16/2021	9,000,000	8,960,761
DB Master Finance LLC, Series 2015-1A,
Class A2II 3.980%, 02/20/2045 (S)	32,771,288	32,817,364
Discover Card Execution Note Trust,
Series 2016-A1, Class A1
1.640%, 07/15/2021	50,115,000	50,091,476
Ford Credit Auto Owner Trust
Series 2015-A, Class A4,
1.640%, 06/15/2020	13,420,000	13,436,611
Series 2015-B, Class A4,
1.580%, 08/15/2020	13,810,000	13,808,696
Series 2016-B, Class A4,
1.520%, 08/15/2021	6,335,000	6,286,267
Series 2016-C, Class A4,
1.400%, 02/15/2022	9,840,000	9,668,793

Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Ford Credit Floorplan Master Owner Trust
Series 2012-5, Class A,
1.490%, 09/15/2019	$25,960,000	$26,003,836
Series 2014-4, Class A1,
1.400%, 08/15/2019	35,760,000	35,783,687
Series 2015-1, Class A1,
1.420%, 01/15/2020	29,125,000	29,095,977
GM Financial Automobile Leasing Trust
Series 2015-1, Class A4,
1.730%, 06/20/2019	7,740,000	7,755,345
Series 2015-2, Class A4,
1.850%, 07/22/2019	24,361,000	24,429,362
GMF Floorplan Owner Revolving Trust,
Series 2015-1, Class A1
1.650%, 05/15/2020 (S)	15,635,000	15,620,972
Hertz Vehicle Financing LLC,
Series 2016-3A, Class A
2.270%, 07/25/2020 (S)	13,069,000	12,936,935
Honda Auto Receivables Owner Trust
Series 2014-3, Class A4,
1.310%, 10/15/2020	42,515,000	42,540,968
Series 2015-1, Class A4,
1.320%, 11/16/2020	20,360,000	20,341,645
Series 2015-2, Class A4,
1.470%, 08/23/2021	20,085,000	20,071,617
Series 2015-3, Class A4,
1.560%, 10/18/2021	20,250,000	20,260,224
Series 2016-2, Class A4,
1.620%, 08/15/2022	16,120,000	16,086,790
Series 2016-4, Class A4,
1.360%, 01/18/2023	17,210,000	16,924,533
Huntington Auto Trust
Series 2015-1, Class A4,
1.640%, 06/15/2021	12,280,000	12,278,849
Series 2016-1, Class A4,
1.930%, 04/15/2022	29,905,000	29,756,151
Hyundai Auto Receivables Trust,
Series 2015-A, Class A4
1.370%, 07/15/2020	19,100,000	19,078,663
John Deere Owner Trust
Series 2014-B, Class A4,
1.500%, 06/15/2021	20,870,000	20,893,009
Series 2015-A, Class A4,
1.650%, 12/15/2021	10,555,000	10,580,308
MVW Owner Trust, Series 2014-1A,
Class A 2.250%, 09/22/2031 (S)	4,034,138	3,983,083
Nissan Auto Receivables Owner Trust
Series 2015-A, Class A4,
1.500%, 09/15/2021	42,370,000	42,235,810
Series 2016-B, Class A4,
1.540%, 10/17/2022	8,655,000	8,556,403
Nissan Master Owner Trust Receivables
Trust, Series 2015-A, Class A2
1.440%, 01/15/2020	29,325,000	29,325,669
SunTrust Auto Receivables Trust,
Series 2015-1A, Class A4
1.780%, 01/15/2021 (S)	22,805,000	22,764,042
Synchrony Credit Card Master Note
Trust, Series 2016-1, Class A
2.040%, 03/15/2022	13,425,000	13,477,359
Taco Bell Funding LLC, Series 2016-1A,
Class A2I 3.832%, 05/25/2046 (S)	17,466,225	17,529,540
Toyota Auto Receivables Owner Trust
Series 2015-B, Class A4,
1.740%, 09/15/2020	19,030,000	19,092,713
Series 2016-B, Class A4,
1.520%, 08/16/2021	10,275,000	10,182,415

The accompanying notes are an integral part of the financial statements.	24

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Series 2016-C, Class A4,
1.320%, 11/15/2021	$9,000,000	$8,866,215
USAA Auto Owner Trust, Series 2015-1,
Class A4 1.540%, 11/16/2020	14,890,000	14,909,683
Verizon Owner Trust
Series 2016-1A, Class A,
1.420%, 01/20/2021 (S)	14,935,000	14,827,353
Series 2016-2A, Class A,
1.680%, 05/20/2021 (S)	23,905,000	23,799,940
Volkswagen Credit Auto Master Trust,
Series 2014-1A, Class A2
1.400%, 07/22/2019 (S)	16,680,000	16,668,111
Wendys Funding LLC, Series 2015-1A,
Class A2I 3.371%, 06/15/2045 (S)	30,597,688	30,551,057
Westgate Resorts LLC
Series 2014-1A, Class A,
2.150%, 12/20/2026 (S)	2,936,513	2,903,477
Series 2016-1A, Class A,
3.500%, 12/20/2028 (S)	6,598,658	6,572,806
World Omni Auto Receivables Trust,
Series 2016-A, Class A3
1.770%, 09/15/2021	26,825,000	26,844,212
TOTAL ASSET BACKED
SECURITIES (Cost $1,466,516,366)		$1,462,974,997

SECURITIES LENDING COLLATERAL - 1.5%
John Hancock Collateral
Trust, 0.7390% (W)(Y)	13,444,293	134,530,321
TOTAL SECURITIES LENDING
COLLATERAL (Cost $134,536,161)		$134,530,321

SHORT-TERM INVESTMENTS - 1.3%
U.S. Government Agency - 0.8%
Federal Home Loan Bank Discount Note
0.300%, 01/03/2017 *	$72,680,000	72,678,789
Repurchase agreement - 0.5%
Barclays Tri-Party Repurchase Agreement
dated 12/30/2016 at 0.400% to be
repurchased at $18,247,811 on
01/03/2017, collateralized by
$13,458,900 U.S. Treasury Inflation
Indexed Bonds, 2.125% - 2.375% due
01/15/2027 - 02/15/2041 (valued at
$18,612,840, including interest)	18,247,000	18,247,000
Repurchase Agreement with State Street
Corp. dated 12/30/2016 at 0.030% to be
repurchased at $25,037,083 on
01/03/2017, collateralized by
$24,075,000 U.S. Treasury Notes,
1.000% - 3.125% due 05/15/2019 -
01/31/2020 (valued at $25,147,947,
including interest) and $390,000
Federal Home Loan Mortgage Corp.,
1.750% due 05/30/2019 (valued at
$393,915, including interest)	25,037,000	25,037,000
		43,284,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $115,962,789)		$115,962,789
Total Investments (Bond Trust)
(Cost $9,188,451,613) - 100.5%		$9,187,145,541
Other assets and liabilities, net - (0.5%)		(44,803,683)
TOTAL NET ASSETS - 100.0%		$9,142,341,858

Core Bond Trust

	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 60.9%
U.S. Government - 30.6%
U.S. Treasury Bonds
2.250%, 08/15/2046	$11,074,000	$9,287,443
2.500%, 02/15/2046 to 05/15/2046	21,681,000	19,218,971
2.875%, 11/15/2046	4,720,000	4,545,808
3.000%, 11/15/2045	11,841,000	11,651,769
U.S. Treasury Notes
0.750%, 10/31/2018	15,241,000	15,128,598
0.875%, 07/15/2018	4,099,000	4,085,334
1.000%, 11/30/2018 to 11/15/2019	25,698,000	25,381,489
1.125%, 06/15/2018 to 09/30/2021	58,067,000	57,645,941
1.250%, 10/31/2021 (L)	27,172,000	26,322,141
1.375%, 12/15/2019	73,669,000	73,455,728
1.625%, 06/30/2020	3,480,000	3,479,307
1.750%, 11/30/2021	2,035,000	2,017,796
2.000%, 08/31/2021 to 12/31/2021	48,747,000	48,860,928
2.000%, 11/15/2026 (L)	46,216,000	44,394,627
2.125%, 08/15/2021 to 09/30/2021	23,430,000	23,627,582
2.125%, 11/30/2023 (L)	4,568,000	4,532,100
		373,635,562
U.S. Government Agency - 30.3%
Federal Home Loan Mortgage Corp.
2.541%, 07/01/2042 (P)	913,657	945,426
2.793%, 12/01/2041 (P)	219,723	229,132
2.810%, 05/01/2045 (P)	733,030	749,395
3.000%, TBA (C)	7,600,000	7,544,781
3.000%, 02/01/2027 to 11/01/2031	6,970,801	7,177,550
3.098%, 02/01/2045 (P)	902,019	931,712
3.500%, TBA (C)	5,200,000	5,322,251
3.500%, 12/01/2025 to 12/01/2045	34,055,686	35,695,692
4.000%, TBA (C)	9,900,000	10,393,067
4.000%, 10/01/2029 to 06/01/2046	7,745,882	8,207,442
4.500%, 08/01/2020 to 06/01/2044	3,693,754	3,826,170
5.000%, 05/01/2044 to 06/01/2044	1,587,894	1,764,944
Federal National Mortgage Association
1.705%, 04/01/2043 (P)	1,028,463	1,059,948
1.908%, 10/09/2019 (Z)	4,055,000	3,845,142
2.416%, 06/01/2042 (P)	803,562	834,928
2.653%, 01/01/2042 (P)	1,011,401	1,057,361
2.754%, 01/01/2045 (P)	1,611,565	1,648,196
2.768%, 01/01/2045 (P)	52,503	53,556
2.817%, 02/01/2042 (P)	2,169,862	2,264,286
2.837%, 05/01/2043 (P)	559,829	579,576
2.980%, 06/01/2041 (P)	1,595,605	1,677,718
3.000%, TBA (C)	17,700,000	17,841,839
3.000%, 11/01/2026 to 11/01/2031	28,729,799	29,562,324
3.187%, 10/01/2043 (P)	231,198	237,866
3.500%, TBA (C)	34,300,000	35,126,206
3.500%, 08/01/2028 to 08/01/2046	51,235,350	53,676,341
4.000%, TBA (C)	22,000,000	23,228,873
4.000%, 04/01/2024 to 11/01/2046	26,037,080	27,634,660
4.365%, 04/01/2040 (P)	816,084	865,431
4.500%, 01/01/2020 to 06/01/2046	21,508,336	23,308,128
5.000%, 12/01/2039 to 07/01/2044	1,957,796	2,168,795
Government National Mortgage Association
3.000%, TBA (C)	17,500,000	17,705,079
3.500%, TBA (C)	13,100,000	13,607,626
3.500%, 06/15/2046 to 07/15/2046	742,280	773,334
4.000%, TBA (C)	1,600,000	1,698,000
4.000%, 12/15/2040 to 08/20/2046	14,630,867	15,600,882
4.500%, 03/15/2041 to 09/20/2046	6,876,169	7,492,755
5.000%, 12/20/2039 to 11/20/2045	287,098	321,818

The accompanying notes are an integral part of the financial statements.	25

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Tennessee Valley Authority
2.875%, 09/15/2024	$4,045,000	$4,132,865
		370,791,095
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $754,272,786)		$744,426,657

FOREIGN GOVERNMENT OBLIGATIONS - 2.0%
Canada - 0.2%
Province of Ontario 1.625%, 01/18/2019	2,085,000	2,083,772
Indonesia - 0.1%
Republic of Indonesia
3.700%, 01/08/2022 (S)	560,000	561,258
4.350%, 01/08/2027 (S)	1,265,000	1,267,684
		1,828,942
Israel - 0.1%
Government of Israel 4.500%, 01/30/2043	765,000	762,705
Japan - 0.3%
Japan Bank for International Cooperation
1.500%, 07/21/2021	2,286,000	2,189,727
1.875%, 04/20/2021	1,532,000	1,495,290
2.000%, 11/04/2021	720,000	701,430
		4,386,447
Mexico - 0.3%
Government of Mexico
4.000%, 10/02/2023	2,010,000	2,014,623
4.350%, 01/15/2047	625,000	535,938
5.750%, 10/12/2110	1,537,000	1,417,883
		3,968,444
Paraguay - 0.1%
Republic of Paraguay
6.100%, 08/11/2044 (S)	746,000	757,190
Qatar - 0.2%
Government of Qatar
2.375%, 06/02/2021 (S)	1,730,000	1,692,241
3.250%, 06/02/2026 (S)	1,055,000	1,017,653
		2,709,894
Slovenia - 0.5%
Republic of Slovenia
5.250%, 02/18/2024 (S)	2,962,000	3,244,871
5.500%, 10/26/2022 (S)	1,050,000	1,160,225
5.850%, 05/10/2023 (S)	1,235,000	1,391,136
		5,796,232
South Africa - 0.1%
Republic of South Africa
4.300%, 10/12/2028	1,245,000	1,154,738
United Arab Emirates - 0.1%
Abu Dhabi Government
2.125%, 05/03/2021 (S)	1,290,000	1,263,400
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $25,447,794)		$24,711,764

CORPORATE BONDS - 25.7%
Consumer discretionary - 1.5%
Charter Communications Operating LLC
6.484%, 10/23/2045	1,671,000	1,928,476

Core Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Cox Communications, Inc.
4.800%, 02/01/2035 (S)	$256,000	$238,111
Discovery Communications LLC
4.875%, 04/01/2043	560,000	516,580
Ford Motor Company
4.346%, 12/08/2026	665,000	671,019
5.291%, 12/08/2046	1,260,000	1,274,005
General Motors Company
6.750%, 04/01/2046	305,000	357,060
General Motors Financial Company, Inc.
3.700%, 05/09/2023	1,815,000	1,784,018
4.200%, 03/01/2021	2,500,000	2,570,280
5.250%, 03/01/2026	175,000	184,046
Grupo Televisa SAB
5.000%, 05/13/2045	334,000	282,940
6.125%, 01/31/2046	640,000	634,068
McDonald’s Corp.
2.750%, 12/09/2020	645,000	654,533
4.875%, 12/09/2045	1,415,000	1,512,610
Newell Brands, Inc.
4.200%, 04/01/2026	1,045,000	1,089,261
5.500%, 04/01/2046	650,000	744,799
Time Warner Cable LLC
6.550%, 05/01/2037	350,000	395,641
Time Warner, Inc.
3.800%, 02/15/2027	1,260,000	1,248,935
4.650%, 06/01/2044	75,000	72,165
4.850%, 07/15/2045	575,000	576,258
Viacom, Inc.
2.250%, 02/04/2022	775,000	727,564
3.450%, 10/04/2026	515,000	475,257
4.850%, 12/15/2034	660,000	587,535
		18,525,161
Consumer staples - 1.4%
Anheuser-Busch InBev Finance, Inc.
3.650%, 02/01/2026	1,230,000	1,246,764
4.900%, 02/01/2046	3,574,000	3,837,522
Kraft Heinz Foods Company
2.800%, 07/02/2020	1,915,000	1,931,860
3.000%, 06/01/2026	1,240,000	1,162,444
4.375%, 06/01/2046	1,065,000	1,000,150
Reynolds American, Inc.
5.700%, 08/15/2035	610,000	699,447
5.850%, 08/15/2045	844,000	997,559
Walgreens Boots Alliance, Inc.
3.450%, 06/01/2026	2,335,000	2,288,713
Wm. Wrigley Jr. Company
2.000%, 10/20/2017 (S)	489,000	491,432
2.400%, 10/21/2018 (S)	709,000	715,212
2.900%, 10/21/2019 (S)	1,238,000	1,259,034
3.375%, 10/21/2020 (S)	1,745,000	1,792,447
		17,422,584
Energy - 3.3%
Anadarko Petroleum Corp.
4.850%, 03/15/2021	150,000	160,707
6.600%, 03/15/2046	500,000	615,586
Apache Corp. 4.250%, 01/15/2044	685,000	673,958
BP Capital Markets PLC
3.216%, 11/28/2023	1,560,000	1,573,762
3.723%, 11/28/2028	885,000	897,686
Buckeye Partners LP 3.950%, 12/01/2026	1,125,000	1,095,900

The accompanying notes are an integral part of the financial statements.	26

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Canadian Natural Resources, Ltd.
6.750%, 02/01/2039	$400,000	$466,044
Chevron Corp. 2.100%, 05/16/2021	2,180,000	2,159,392
Cimarex Energy Company
4.375%, 06/01/2024	880,000	914,130
Colorado Interstate Gas Company LLC
4.150%, 08/15/2026 (S)	1,125,000	1,091,765
Comision Federal de Electricidad
4.750%, 02/23/2027 (S)	1,360,000	1,305,600
Enbridge, Inc.
4.250%, 12/01/2026	755,000	771,925
5.500%, 12/01/2046	605,000	649,048
6.000%, 01/15/2077 (P)	300,000	299,250
Encana Corp. 6.500%, 02/01/2038	450,000	486,342
Energy Transfer Partners LP
2.500%, 06/15/2018	1,075,000	1,078,772
4.750%, 01/15/2026	580,000	598,845
6.125%, 12/15/2045	735,000	780,654
Enterprise Products Operating LLC
5.100%, 02/15/2045	485,000	510,549
5.950%, 02/01/2041	235,000	264,850
6.450%, 09/01/2040	145,000	172,075
Halliburton Company
5.000%, 11/15/2045	946,000	1,023,966
Hess Corp.
4.300%, 04/01/2027	300,000	298,179
5.800%, 04/01/2047	425,000	440,288
HollyFrontier Corp. 5.875%, 04/01/2026	905,000	923,658
Kinder Morgan Energy Partners LP
5.400%, 09/01/2044	505,000	502,464
Kinder Morgan, Inc. 5.550%, 06/01/2045	760,000	797,916
Marathon Oil Corp.
3.850%, 06/01/2025	255,000	246,961
5.200%, 06/01/2045	677,000	636,972
Marathon Petroleum Corp.
5.000%, 09/15/2054	130,000	109,867
5.850%, 12/15/2045	305,000	302,648
Noble Energy, Inc. 6.000%, 03/01/2041	140,000	155,191
Occidental Petroleum Corp.
3.000%, 02/15/2027	700,000	676,236
Petroleos Mexicanos
2.378%, 04/15/2025	1,168,750	1,168,249
2.460%, 12/15/2025	2,916,900	2,918,105
5.375%, 03/13/2022 (S)	705,000	721,906
5.625%, 01/23/2046	928,000	770,240
6.500%, 03/13/2027 (S)	1,405,000	1,449,258
6.750%, 09/21/2047 (S)	1,215,000	1,147,932
6.875%, 08/04/2026 (S)	260,000	274,300
Phillips 66 Partners LP
3.550%, 10/01/2026	515,000	497,663
4.900%, 10/01/2046	515,000	493,611
Sabine Pass Liquefaction LLC
5.000%, 03/15/2027 (S)	1,055,000	1,064,231
Shell International Finance BV
2.875%, 05/10/2026	1,481,000	1,429,700
4.000%, 05/10/2046	1,075,000	1,025,826
Transcontinental Gas Pipe Line
Company LLC
7.850%, 02/01/2026 (S)	1,260,000	1,586,883
Valero Energy Corp. 3.400%, 09/15/2026	1,305,000	1,248,350
Williams Partners LP
4.000%, 09/15/2025	503,000	496,696

Core Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Williams Partners LP (continued)
4.500%, 11/15/2023	$755,000	$774,749
5.100%, 09/15/2045	155,000	147,052
		39,895,937
Financials - 8.8%
AIG Global Funding
2.700%, 12/15/2021 (S)	730,000	727,716
American International Group, Inc.
3.900%, 04/01/2026	525,000	533,495
4.375%, 01/15/2055	180,000	164,551
6.250%, 05/01/2036	755,000	901,509
Bank of America Corp.
2.503%, 10/21/2022	2,455,000	2,371,584
3.248%, 10/21/2027	3,885,000	3,702,933
4.183%, 11/25/2027	1,490,000	1,488,672
4.450%, 03/03/2026	748,000	769,787
6.000%, 09/01/2017	1,525,000	1,569,141
Berkshire Hathaway, Inc.
3.125%, 03/15/2026	2,600,000	2,579,374
BPCE SA 2.750%, 12/02/2021	1,800,000	1,780,495
Capital One Financial Corp.
3.750%, 07/28/2026	825,000	798,593
4.200%, 10/29/2025	1,175,000	1,177,342
Chubb INA Holdings, Inc.
3.350%, 05/03/2026	1,192,000	1,205,673
4.350%, 11/03/2045	920,000	969,805
Citigroup, Inc.
1.550%, 08/14/2017	2,163,000	2,164,445
3.200%, 10/21/2026	1,365,000	1,303,268
4.450%, 09/29/2027	2,690,000	2,734,850
Credit Suisse Group Funding Guernsey, Ltd.
3.450%, 04/16/2021	813,000	817,440
3.800%, 06/09/2023	2,450,000	2,444,642
Deutsche Bank AG
4.250%, 10/14/2021 (S)	2,260,000	2,266,635
GE Capital International Funding
Company Unlimited Company
4.418%, 11/15/2035	1,438,000	1,504,482
HSBC Holdings PLC
2.650%, 01/05/2022	2,995,000	2,927,714
4.375%, 11/23/2026	2,385,000	2,399,212
JPMorgan Chase & Co.
2.295%, 08/15/2021	2,365,000	2,319,032
2.950%, 10/01/2026	2,058,000	1,961,340
2.972%, 01/15/2023	4,015,000	3,996,864
3.625%, 12/01/2027	2,230,000	2,160,003
KFW
1.000%, 07/15/2019	6,877,000	6,770,042
4.000%, 01/27/2020	1,131,000	1,204,895
Lazard Group LLC 3.750%, 02/13/2025	1,536,000	1,500,021
Lincoln National Corp.
3.625%, 12/12/2026	1,735,000	1,728,346
Marsh & McLennan Companies, Inc.
3.750%, 03/14/2026	1,150,000	1,169,948
MetLife, Inc. 4.600%, 05/13/2046	803,000	843,643
Metropolitan Life Global Funding I
1.550%, 09/13/2019 (S)	1,115,000	1,097,627
1.950%, 12/03/2018 to 09/15/2021 (S)	1,985,000	1,938,423
3.450%, 12/18/2026 (S)	1,145,000	1,153,780
Mitsubishi UFJ Financial Group, Inc.
2.757%, 09/13/2026	1,940,000	1,819,516

The accompanying notes are an integral part of the financial statements.	27

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Morgan Stanley
2.500%, 04/21/2021	$2,669,000	$2,637,701
2.625%, 11/17/2021	3,550,000	3,503,864
3.125%, 07/27/2026	1,530,000	1,459,551
3.950%, 04/23/2027	445,000	439,836
Murray Street Investment Trust I
4.647%, 03/09/2017 (P)	2,376,000	2,388,379
National Australia Bank, Ltd.
2.400%, 12/07/2021 (S)	1,925,000	1,912,819
Skandinaviska Enskilda Banken AB
1.875%, 09/13/2021	1,845,000	1,782,545
Stadshypotek AB 1.875%, 10/02/2019 (S)	1,435,000	1,426,950
Sumitomo Mitsui Financial Group, Inc.
3.010%, 10/19/2026	2,015,000	1,925,324
Svenska Handelsbanken AB
1.875%, 09/07/2021	1,865,000	1,807,049
Synchrony Financial 3.700%, 08/04/2026	1,455,000	1,396,620
Teachers Insurance & Annuity
Association of America
4.900%, 09/15/2044 (S)	420,000	453,460
The Blackstone Group LP
9.296%, 03/18/2019	1,229,690	1,238,913
The Goldman Sachs Group, Inc.
2.300%, 12/13/2019	3,320,000	3,316,899
2.350%, 11/15/2021	2,365,000	2,295,502
3.500%, 11/16/2026	1,735,000	1,699,429
4.750%, 10/21/2045	1,058,000	1,113,319
6.750%, 10/01/2037	1,105,000	1,362,458
The Toronto-Dominion Bank
2.250%, 03/15/2021 (S)	3,125,000	3,103,722
UBS Group Funding Jersey, Ltd.
2.650%, 02/01/2022 (S)	2,285,000	2,218,548
4.125%, 04/15/2026 (S)	530,000	541,285
		106,991,011
Health care - 1.8%
Abbott Laboratories
2.900%, 11/30/2021	1,115,000	1,112,353
3.750%, 11/30/2026	1,330,000	1,320,089
4.900%, 11/30/2046	220,000	225,355
AbbVie, Inc.
2.500%, 05/14/2020	1,850,000	1,849,427
3.200%, 05/14/2026	865,000	821,786
4.450%, 05/14/2046	1,045,000	998,631
Actavis Funding SCS
4.550%, 03/15/2035	685,000	676,977
4.750%, 03/15/2045	1,200,000	1,175,842
Amgen, Inc.
2.600%, 08/19/2026	1,080,000	991,799
4.400%, 05/01/2045	810,000	775,808
4.563%, 06/15/2048 (S)	465,000	448,862
Biogen, Inc. 5.200%, 09/15/2045	678,000	726,676
Celgene Corp. 5.000%, 08/15/2045	1,495,000	1,551,453
Express Scripts Holding Company
4.800%, 07/15/2046	740,000	707,144
Perrigo Finance Unlimited Company
4.375%, 03/15/2026	840,000	839,706
Shire Acquisitions Investments
Ireland DAC
2.875%, 09/23/2023	1,175,000	1,115,483
3.200%, 09/23/2026	2,565,000	2,393,604
Teva Pharmaceutical Finance
Netherlands III BV
3.150%, 10/01/2026	2,775,000	2,554,504

Core Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Thermo Fisher Scientific, Inc.
2.950%, 09/19/2026	$1,345,000	$1,266,609
		21,552,108
Industrials - 1.1%
ERAC USA Finance LLC
3.300%, 12/01/2026 (S)	1,460,000	1,398,765
4.500%, 02/15/2045 (S)	235,000	223,659
FedEx Corp. 4.550%, 04/01/2046	1,215,000	1,221,938
General Electric Company
5.875%, 01/14/2038	444,000	557,882
Northrop Grumman Corp.
3.200%, 02/01/2027	1,865,000	1,842,355
3.250%, 08/01/2023	1,502,000	1,529,572
3.850%, 04/15/2045	493,000	466,696
Penske Truck Leasing Company LP
3.200%, 07/15/2020 (S)	1,130,000	1,141,738
3.375%, 02/01/2022 (S)	875,000	881,554
3.400%, 11/15/2026 (S)	1,985,000	1,896,330
Union Pacific Corp. 4.050%, 03/01/2046	905,000	905,687
Valmont Industries, Inc.
5.250%, 10/01/2054	719,000	628,666
Wabtec Corp. 3.450%, 11/15/2026 (S)	1,075,000	1,031,801
		13,726,643
Information technology - 2.4%
Analog Devices, Inc.
2.500%, 12/05/2021	1,010,000	999,749
3.125%, 12/05/2023	1,515,000	1,514,858
3.500%, 12/05/2026	1,920,000	1,895,126
Apple, Inc. 3.850%, 08/04/2046	1,120,000	1,070,819
Cisco Systems, Inc.
1.400%, 09/20/2019	2,790,000	2,758,275
1.850%, 09/20/2021	3,050,000	2,974,702
2.200%, 09/20/2023	2,290,000	2,200,262
Diamond 1 Finance Corp.
6.020%, 06/15/2026 (S)	830,000	897,969
Fidelity National Information
Services, Inc.
2.250%, 08/15/2021	805,000	784,168
2.850%, 10/15/2018	1,435,000	1,459,682
3.625%, 10/15/2020	1,150,000	1,189,680
4.500%, 08/15/2046	490,000	468,006
Hewlett Packard Enterprise Company
4.900%, 10/15/2025	645,000	662,745
6.350%, 10/15/2045	1,800,000	1,815,221
Microsoft Corp.
2.000%, 08/08/2023	1,240,000	1,185,006
3.450%, 08/08/2036	740,000	702,049
3.700%, 08/08/2046	1,465,000	1,376,255
3.950%, 08/08/2056	475,000	447,552
Oracle Corp.
1.900%, 09/15/2021	1,400,000	1,366,765
2.400%, 09/15/2023	3,000,000	2,902,983
3.850%, 07/15/2036	620,000	604,054
		29,275,926
Materials - 1.2%
Air Liquide Finance SA
1.750%, 09/27/2021 (S)	1,235,000	1,185,832
2.250%, 09/27/2023 (S)	1,055,000	1,004,518
2.500%, 09/27/2026 (S)	1,055,000	990,576
Barrick Gold Corp. 5.250%, 04/01/2042	515,000	501,609
Barrick North America Finance LLC
4.400%, 05/30/2021	224,000	235,190
5.700%, 05/30/2041	665,000	677,594

The accompanying notes are an integral part of the financial statements.	28

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
BHP Billiton Finance USA, Ltd.
5.000%, 09/30/2043	$595,000	$663,326
CF Industries, Inc.
3.400%, 12/01/2021 (S)	965,000	953,943
4.500%, 12/01/2026 (S)	1,205,000	1,182,679
Chevron Phillips Chemical Company
LLC 3.400%, 12/01/2026 (S)	710,000	707,715
Equate Petrochemical BV
3.000%, 03/03/2022 (S)	1,300,000	1,238,198
4.250%, 11/03/2026 (S)	995,000	949,509
International Paper Company
5.150%, 05/15/2046	1,125,000	1,171,011
Potash Corp. of Saskatchewan, Inc.
4.000%, 12/15/2026	1,830,000	1,838,899
Vale Overseas, Ltd.
5.875%, 06/10/2021 (L)	535,000	560,413
6.250%, 08/10/2026	500,000	520,000
		14,381,012
Real estate - 0.6%
DDR Corp.
3.375%, 05/15/2023	1,369,000	1,329,407
4.625%, 07/15/2022	1,658,000	1,753,677
Mid-America Apartments LP
3.750%, 06/15/2024	1,229,000	1,231,169
4.000%, 11/15/2025	635,000	642,757
4.300%, 10/15/2023	567,000	590,838
Tanger Properties LP
3.750%, 12/01/2024	607,000	605,038
3.875%, 12/01/2023	709,000	718,270
		6,871,156
Telecommunication services - 1.4%
AT&T, Inc.
3.000%, 06/30/2022	2,165,000	2,122,908
3.400%, 05/15/2025	2,737,000	2,634,524
3.800%, 03/15/2022	944,000	966,760
3.950%, 01/15/2025	1,695,000	1,695,839
4.450%, 04/01/2024	2,838,000	2,955,194
4.750%, 05/15/2046	235,000	222,219
Discovery Communications LLC
4.950%, 05/15/2042	265,000	243,995
Sprint Spectrum Company LLC
3.360%, 03/20/2023 (S)	1,460,000	1,462,730
Verizon Communications, Inc.
4.125%, 08/15/2046	1,260,000	1,138,022
4.272%, 01/15/2036	1,003,000	958,477
4.400%, 11/01/2034	1,495,000	1,473,308
4.862%, 08/21/2046	1,603,000	1,621,148
		17,495,124
Utilities - 2.2%
American Electric Power Company, Inc.
1.650%, 12/15/2017	1,707,000	1,707,466
Commonwealth Edison Company
3.700%, 03/01/2045	269,000	252,455
Consolidated Edison Company of
New York, Inc. 3.850%, 06/15/2046	435,000	414,163
Dominion Resources, Inc.
1.600%, 08/15/2019	950,000	935,094
2.000%, 08/15/2021	710,000	687,898
2.962%, 07/01/2019 (P)	490,000	495,868
4.700%, 12/01/2044	352,000	361,178
Duke Energy Carolinas LLC
2.500%, 03/15/2023	995,000	985,075
3.875%, 03/15/2046	505,000	492,938

Core Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Duke Energy Corp.
1.800%, 09/01/2021	$1,080,000	$1,039,382
2.650%, 09/01/2026	1,350,000	1,258,064
3.750%, 09/01/2046	585,000	525,504
4.800%, 12/15/2045	245,000	258,451
Duke Energy Florida LLC
3.400%, 10/01/2046	460,000	408,390
Electricite de France SA
5.250%, 10/13/2055 (S)	285,000	283,220
6.000%, 01/22/2114 (S)	235,000	227,999
Fortis, Inc.
2.100%, 10/04/2021 (S)	830,000	801,439
3.055%, 10/04/2026 (S)	1,660,000	1,550,209
Indiana Michigan Power Company
4.550%, 03/15/2046	505,000	522,721
MidAmerican Energy Company
3.500%, 10/15/2024	700,000	722,681
4.250%, 05/01/2046	695,000	714,315
Pacific Gas & Electric Company
2.950%, 03/01/2026	854,000	835,461
PECO Energy Company
3.150%, 10/15/2025	1,280,000	1,277,088
PPL Electric Utilities Corp.
4.150%, 10/01/2045	835,000	846,847
Sierra Pacific Power Company
2.600%, 05/01/2026	1,100,000	1,050,871
Southern California Gas Company
2.600%, 06/15/2026	1,395,000	1,337,229
Southern Company Gas Capital Corp.
2.450%, 10/01/2023	460,000	440,689
Southern Power Company
4.950%, 12/15/2046	910,000	885,052
Southwestern Electric Power Company
3.900%, 04/01/2045	709,000	659,037
The Southern Company
4.400%, 07/01/2046	970,000	957,497
5.500%, 03/15/2057 (P)	1,060,000	1,070,665
Virginia Electric & Power Company
2.950%, 11/15/2026	665,000	645,438
3.150%, 01/15/2026	765,000	758,422
4.000%, 11/15/2046	665,000	661,565
Xcel Energy, Inc. 2.600%, 03/15/2022	1,005,000	999,868
		27,070,239
TOTAL CORPORATE BONDS (Cost $316,888,430)		$313,206,901

MUNICIPAL BONDS - 0.8%
County of Clark (Nevada)
6.820%, 07/01/2045	1,080,000	1,517,497
Los Angeles Community College District
(California) 6.750%, 08/01/2049	1,185,000	1,702,738
New Jersey Turnpike Authority
7.102%, 01/01/2041	953,000	1,331,360
North Texas Tollway Authority
6.718%, 01/01/2049	1,406,000	1,963,479
Port Authority of New York &
New Jersey 4.458%, 10/01/2062	1,616,000	1,621,381
State of California 7.600%, 11/01/2040	840,000	1,264,082
The Ohio State University
4.800%, 06/01/2111	484,000	470,400
TOTAL MUNICIPAL BONDS (Cost $9,510,323)		$9,870,937

The accompanying notes are an integral part of the financial statements.	29

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 5.3%
Commercial and residential - 3.8%
CD Mortgage Trust
Series 2016-CD1, Class A1,
1.443%, 08/10/2049	$404,785	$398,842
Series 2016-CD1, Class ASB,
2.622%, 08/10/2049	1,138,000	1,112,444
CFCRE Commercial Mortgage Trust
Series 2011-C1, Class A4,
4.961%, 04/15/2044 (P)(S)	1,033,000	1,113,003
Series 2016-C3, Class A1,
1.793%, 01/10/2048	697,684	695,278
Series 2016-C7, Class A3,
3.839%, 12/10/2054	502,000	517,760
Citigroup Commercial Mortgage Trust
Series 2013-GC11, Class A2,
1.987%, 04/10/2046	1,089,000	1,092,770
Series 2016-GC36, Class A5,
3.616%, 02/10/2049	1,287,000	1,319,407
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank AG)
Series 2012-CR1, Class A2,
2.350%, 05/15/2045	1,268,780	1,268,869
Series 2012-CR4, Class A2,
1.801%, 10/15/2045	338,000	338,981
Series 2013-CR10, Class A2,
2.972%, 08/10/2046	585,000	597,375
Series 2013-CR11, Class A1,
1.468%, 10/10/2046	246,333	246,113
Series 2013-CR12, Class A1,
1.295%, 10/10/2046	84,313	84,124
Series 2013-CR12, Class A4,
4.046%, 10/10/2046	172,000	183,478
Series 2013-CR6, Class A1,
0.719%, 03/10/2046	162,451	161,887
Series 2013-CR6, Class A2,
2.122%, 03/10/2046	2,016,000	2,028,447
Series 2014-CR19, Class A5,
3.796%, 08/10/2047	1,344,000	1,406,166
Series 2014-UBS6, Class AM,
4.048%, 12/10/2047	928,000	949,242
Series 2015-CR26, Class ASB,
3.373%, 10/10/2048	500,000	513,164
Series 2016-COR1, Class ASB,
2.972%, 10/10/2049	505,000	499,271
Commercial Mortgage Trust (Deutsche
Bank AG), Series 2010-C1, Class A2
3.830%, 07/10/2046 (S)	196,345	199,936
Commercial Mortgage Trust (Deutsche
Bank AG/Jefferies & Company),
Series 2014-UBS5, Class ASB
3.548%, 09/10/2047	358,000	372,122
CSAIL Commercial Mortgage Trust
Series 2015-C4, Class A4,
3.808%, 11/15/2048	494,000	513,599
Series 2016-C5, Class ASB,
3.533%, 11/15/2048	261,000	268,568
Series 2016-C7, Class A5,
3.502%, 11/15/2049	1,301,000	1,302,346
CSMC Trust, Series 2016-NXSR, Class A4
3.794%, 12/15/2049	503,000	516,371
GreenPoint Mortgage Funding Trust
Series 2006-AR6, Class A1A,
0.836%, 10/25/2046 (P)	10	10

Core Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
GreenPoint Mortgage Funding Trust (continued)
Series 2006-AR8, Class 1A1A,
0.836%, 01/25/2047 (P)	$18	$18
GS Mortgage Securities Trust
Series 2011-GC5, Class A2,
2.999%, 08/10/2044	66,850	66,817
Series 2012-GCJ7, Class A2,
2.318%, 05/10/2045	555,444	556,113
Series 2012-GCJ7, Class AAB,
2.935%, 05/10/2045	214,000	217,587
Series 2013-GC16, Class A1,
1.264%, 11/10/2046	30,447	30,440
Series 2013-GC16, Class A2,
3.033%, 11/10/2046	441,000	450,094
Series 2016-GS3, Class A4,
2.850%, 10/10/2049	508,000	492,739
Series 2016-GS3, Class AAB,
2.777%, 10/10/2049	762,000	753,752
Series 2016-GS4, Class A4,
3.442%, 11/10/2049	642,000	652,364
Impact Funding Affordable Multifamily
Housing Mortgage Loan Trust,
Series 2010-1, Class A1
5.314%, 01/25/2051 (S)	3,021,591	3,332,469
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class ASB,
3.761%, 08/15/2046 (P)	370,000	388,665
Series 2013-C15, Class A2,
2.977%, 11/15/2045	492,355	501,583
Series 2014-C21, Class A5,
3.774%, 08/15/2047	727,000	760,614
Series 2015-C28, Class A2,
2.773%, 10/15/2048	470,000	478,401
Series 2015-C28, Class A3,
2.912%, 10/15/2048	1,993,000	1,960,243
Series 2015-C30, Class AS,
4.226%, 07/15/2048 (P)	1,329,000	1,395,879
Series 2016-C1, Class ASB,
3.316%, 03/15/2049	1,083,000	1,104,001
JPMDB Commercial Mortgage Securities
Trust, Series 2016-C2, Class ASB
2.954%, 06/15/2049	1,049,000	1,044,269
JPMorgan Chase Commercial Mortgage
Securities Corp.
Series 2013-C13, Class A2,
2.665%, 01/15/2046	268,000	271,718
Series 2013-C13, Class ASB,
3.414%, 01/15/2046	749,000	776,126
JPMorgan Chase Commercial Mortgage
Securities Trust
Series 2010-C2, Class A2,
3.616%, 11/15/2043 (S)	357,272	362,597
Series 2010-CNTR, Class A1,
3.300%, 08/05/2032 (S)	337,090	343,339
Series 2010-CNTR, Class A2,
4.311%, 08/05/2032 (S)	1,806,000	1,894,624
Series 2011-C4, Class A3,
4.106%, 07/15/2046 (S)	2,218,299	2,282,433
Series 2012-LC9, Class A2,
1.677%, 12/15/2047	525,086	525,683
Series 2014-C20, Class A2,
2.872%, 07/15/2047	450,000	459,104

The accompanying notes are an integral part of the financial statements.	30

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
JPMorgan Chase Commercial Mortgage
Securities Trust (continued)
Series 2015-JP1, Class ASB,
3.733%, 01/15/2049	$309,000	$322,572
Series 2016-JP2, Class A1,
1.324%, 08/15/2049	501,719	494,248
Series 2016-JP2, Class ASB,
2.713%, 08/15/2049	688,000	677,658
Morgan Stanley Bank of America Merrill
Lynch Trust
Series 2013-C10, Class A1,
1.394%, 07/15/2046	169,836	169,794
Series 2013-C10, Class A2,
2.964%, 07/15/2046	321,000	325,301
Series 2013-C9, Class A,
1.970%, 05/15/2046	385,937	387,685
Series 2016-C28, Class ASB,
3.288%, 01/15/2049	461,000	470,484
Morgan Stanley Capital I Trust
Series 2011-C2, Class A2,
3.476%, 06/15/2044 (S)	189,875	189,957
Series 2016-UB11, Class A1,
1.445%, 08/15/2049	1,235,182	1,221,194
Series 2016-UB11, Class ASB,
2.606%, 08/15/2049	579,000	563,869
Series 2016-UBS9, Class A1,
1.711%, 03/15/2049	721,426	713,886
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A2,
2.113%, 05/10/2063	1,000,462	1,001,542
Series 2012-C4, Class A2,
1.712%, 12/10/2045	816,000	816,959
		46,156,394
U.S. Government Agency - 1.5%
Federal Home Loan Mortgage Corp.
Series 300, Class 300,
3.000%, 01/15/2043	1,266,063	1,258,057
Series 3829, Class ED,
3.500%, 10/15/2028	505,286	512,294
Series 3838, Class QE,
3.500%, 01/15/2029	749,658	763,801
Series 4225, Class A,
4.000%, 09/15/2040	1,221,663	1,291,827
Series 4640, Class LD,
4.000%, 09/15/2043	4,494,000	4,664,634
Federal National Mortgage Association
Series 2007-108, Class AN,
8.114%, 11/25/2037 (P)	328,513	394,783
Series 2011-43, Class AN,
3.500%, 12/25/2028	947,936	961,127
Series 2012-134, Class LC,
3.000%, 12/25/2042	1,243,402	1,238,570
Series 2015-M3, Class FA,
0.751%, 06/25/2018 (P)	2,076,606	2,077,049
Series 2016-59, Class CA,
3.500%, 09/25/2043	4,501,528	4,687,465
		17,849,607
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $65,046,551)		$64,006,001

Core Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES - 16.8%
Ally Auto Receivables Trust,
Series 2014-1, Class A4
1.530%, 04/15/2019	$1,261,000	$1,262,986
Ally Master Owner Trust
Series 2012-5, Class A,
1.540%, 09/15/2019	1,596,000	1,598,216
Series 2014-1, Class A2,
1.290%, 01/15/2019	502,000	502,006
Series 2014-3, Class A,
1.330%, 03/15/2019	2,353,000	2,353,280
American Express Credit Account Master
Trust, Series 2013-2, Class A
1.124%, 05/17/2021 (P)	907,000	909,784
AmeriCredit Automobile
Receivables Trust
Series 2016-3, Class A2A,
1.370%, 11/08/2019	797,000	797,410
Series 2016-4, Class A3,
1.530%, 07/08/2021	1,590,000	1,578,878
Avis Budget Rental Car Funding AESOP LLC
Series 2012-3A, Class A,
2.100%, 03/20/2019 (S)	986,000	986,941
Series 2014-1A, Class A,
2.460%, 07/20/2020 (S)	1,796,000	1,791,085
Series 2014-2A, Class A,
2.500%, 02/20/2021 (S)	2,069,000	2,059,381
Series 2016-2A, Class A,
2.720%, 11/20/2022 (S)	2,049,000	2,004,348
Bank of The West Auto Trust,
Series 2014-1, Class A3
1.090%, 03/15/2019 (S)	391,070	391,034
California Republic Auto Receivables Trust
Series 2015-1, Class A4,
1.820%, 09/15/2020	1,003,000	1,006,218
Series 2015-4, Class A2,
1.600%, 09/17/2018 (S)	358,607	358,912
Series 2015-4, Class A4,
2.580%, 06/15/2021 (S)	1,343,000	1,354,704
Series 2016-1, Class A3,
1.890%, 05/15/2020	1,560,255	1,567,540
Series 2016-1, Class A4,
2.240%, 10/15/2021	870,569	874,867
Series 2016-2, Class A4,
1.830%, 12/15/2021	1,454,000	1,444,238
Capital Auto Receivables Asset Trust
Series 2013-4, Class A4,
1.470%, 07/20/2018	702,263	702,478
Series 2014-1, Class A4,
1.690%, 10/22/2018	1,926,000	1,928,374
Series 2015-2, Class A2,
1.390%, 09/20/2018	778,000	778,459
Series 2015-2, Class A3,
1.730%, 09/20/2019	1,756,000	1,760,491
Series 2015-2, Class A4,
1.970%, 01/21/2020	2,604,000	2,611,361
Series 2015-3, Class A3,
1.940%, 01/21/2020	1,777,000	1,785,848
Series 2015-4, Class A2,
1.620%, 03/20/2019	1,071,000	1,072,919
Series 2015-4, Class A3,
1.830%, 03/20/2020	1,638,000	1,640,455
Series 2015-4, Class A4,
2.010%, 07/20/2020	879,000	880,080
Series 2016-1, Class A2A,
1.500%, 11/20/2018	1,450,295	1,452,066

The accompanying notes are an integral part of the financial statements.	31

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Capital Auto Receivables Asset Trust (continued)
Series 2016-1, Class A3,
1.730%, 04/20/2020	$1,695,000	$1,696,024
Series 2016-1, Class A4,
1.980%, 10/20/2020	765,000	764,235
Series 2016-2, Class A2A,
1.320%, 01/22/2019	499,000	499,177
Series 2016-2, Class A3,
1.460%, 06/22/2020	1,198,000	1,192,906
Series 2016-3, Class A2A,
1.360%, 04/22/2019	832,000	832,358
Series 2016-3, Class A3,
1.540%, 08/20/2020	716,000	713,471
Series 2016-3, Class A4,
1.690%, 03/20/2021	601,000	595,644
Capital One Multi-Asset Execution Trust
Series 2015-A1, Class A,
1.390%, 01/15/2021	153,000	152,915
Series 2016-A2, Class A2,
1.334%, 02/15/2024 (P)	1,224,000	1,231,259
Series 2016-A7, Class A7,
1.116%, 09/16/2024 (P)	2,206,000	2,207,015
Chrysler Capital Auto Receivables Trust,
Series 2016-AA, Class A3
1.770%, 10/15/2020 (S)	2,596,000	2,598,025
Citibank Credit Card Issuance Trust,
Series 2014-A8, Class A8
1.730%, 04/09/2020	796,000	798,974
Discover Card Execution Note Trust,
Series 2016-A2, Class A2
1.244%, 09/15/2021 (P)	1,019,000	1,024,999
Flagship Credit Auto Trust,
Series 2016-3, Class A2
2.050%, 11/15/2020 (S)	820,000	816,981
Ford Credit Auto Owner Trust
Series 2014-1, Class A,
2.260%, 11/15/2025 (S)	2,320,000	2,339,008
Series 2015-2, Class A,
2.440%, 01/15/2027 (S)	3,379,000	3,406,099
Ford Credit Floorplan Master Owner
Trust A
Series 2012-2, Class A,
1.920%, 01/15/2019	740,000	740,196
Series 2014-1, Class A1,
1.200%, 02/15/2019	785,000	785,036
Series 2015-2, Class A2,
1.274%, 01/15/2022 (P)	754,000	754,327
Series 2016-5, Class A1,
1.950%, 11/15/2021	2,213,000	2,203,954
Hertz Vehicle Financing II LP,
Series 2015-1A, Class A
2.730%, 03/25/2021 (S)	790,000	783,799
Hertz Vehicle Financing LLC
Series 2013-1A, Class A2,
1.830%, 08/25/2019 (S)	673,000	668,237
Series 2016-3A, Class A,
2.270%, 07/25/2020 (S)	1,647,000	1,630,357
Series 2016-4A, Class A,
2.650%, 07/25/2022 (S)	1,457,000	1,410,354
Hyundai Auto Receivables Trust,
Series 2014-A, Class A4
1.320%, 08/15/2019	1,531,000	1,532,709
Navient Private Education Loan Trust
Series 2014-AA, Class A2B,
1.954%, 02/15/2029 (P)(S)	888,874	895,609

Core Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Navient Private Education Loan Trust (continued)
Series 2015-AA, Class A2A,
2.650%, 12/15/2028 (S)	$700,000	$699,135
Series 2015-AA, Class A2B,
1.904%, 12/15/2028 (P)(S)	534,000	539,092
Series 2015-CA, Class B,
3.250%, 05/15/2040 (S)	1,012,000	1,003,510
Series 2016-AA, Class A2A,
3.910%, 12/15/2045 (S)	2,238,000	2,320,345
Navient Student Loan Trust
Series 2014-1, Class A3,
1.266%, 06/25/2031 (P)	944,000	922,606
Series 2014-8, Class A2,
1.196%, 04/25/2023 (P)	886,807	886,838
Series 2014-CTA, Class A,
1.404%, 09/16/2024 (P)(S)	1,169,641	1,169,346
Series 2016-7A, Class A,
1.906%, 03/25/2066 (P)(S)	1,604,549	1,620,907
Nelnet Student Loan Trust
Series 2004-3, Class A5,
1.062%, 10/27/2036 (P)	2,117,125	2,074,860
Series 2004-4, Class A5,
1.042%, 01/25/2037 (P)	1,233,849	1,212,272
Series 2005-1, Class A5,
0.992%, 10/25/2033 (P)	3,386,136	3,290,537
Series 2005-2, Class A5,
1.096%, 03/23/2037 (P)	1,357,398	1,318,057
Series 2005-3, Class A5,
1.116%, 12/24/2035 (P)	1,390,486	1,352,079
Series 2005-4, Class A4,
1.176%, 03/22/2032 (P)	859,000	792,543
Series 2010-4, Class A,
1.556%, 04/25/2046 (P)(S)	454,357	453,145
Series 2016-1A, Class A,
1.556%, 09/25/2065 (P)(S)	3,013,576	3,013,603
Nissan Auto Receivables Owner Trust
Series 2016-C, Class A2A,
1.070%, 05/15/2019	1,955,000	1,951,587
Series 2016-C, Class A3,
1.180%, 01/15/2021	1,245,000	1,233,041
Santander Drive Auto Receivables Trust,
Series 2016-2, Class A2A
1.380%, 07/15/2019	1,587,960	1,588,609
SLC Student Loan Trust
Series 2007-1, Class A4,
0.966%, 05/15/2029 (P)	2,077,800	2,023,285
Series 2007-2, Class A2,
1.302%, 05/15/2028 (P)	539,704	536,314
SLM Private Education Loan Trust
Series 2011-B, Class A2,
3.740%, 02/15/2029 (S)	332,484	339,118
Series 2012-B, Class A2,
3.480%, 10/15/2030 (S)	1,063,760	1,077,815
Series 2012-D, Class A2,
2.950%, 02/15/2046 (S)	2,292,800	2,313,862
Series 2013-A, Class A1,
1.304%, 08/15/2022 (P)(S)	100,009	100,069
Series 2013-A, Class A2A,
1.770%, 05/17/2027 (S)	607,000	604,937
Series 2013-A, Class A2B,
1.754%, 05/17/2027 (P)(S)	1,314,000	1,323,658
Series 2013-B, Class A1,
1.354%, 07/15/2022 (P)(S)	636,957	637,223
Series 2013-B, Class A2A,
1.850%, 06/17/2030 (S)	1,854,000	1,843,673

The accompanying notes are an integral part of the financial statements.	32

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
SLM Private Education Loan Trust (continued)
Series 2013-C, Class A2A,
2.940%, 10/15/2031 (S)	$1,310,000	$1,325,065
Series 2014-A, Class A2A,
2.590%, 01/15/2026 (S)	2,296,000	2,301,225
SLM Student Loan Trust
Series 2004-10, Class A6A,
1.432%, 04/27/2026 (P)(S)	3,457,000	3,442,524
Series 2004-10, Class A7A,
1.632%, 10/25/2029 (P)(S)	1,254,000	1,234,822
Series 2004-3, Class A5,
1.052%, 07/25/2023 (P)	1,340,279	1,335,185
Series 2005-5, Class A3,
0.982%, 04/25/2025 (P)	185,406	184,601
Series 2005-5, Class A4,
1.022%, 10/25/2028 (P)	3,917,000	3,813,706
Series 2005-6, Class A5B,
2.082%, 07/27/2026 (P)	500,261	502,957
Series 2005-6, Class A6,
1.022%, 10/27/2031 (P)	3,303,000	3,220,974
Series 2005-7, Class A4,
1.032%, 10/25/2029 (P)	362,000	352,474
Series 2006-3, Class A5,
0.982%, 01/25/2021 (P)	2,139,000	2,070,357
Series 2007-2, Class A3,
0.922%, 01/25/2019 (P)	762,357	755,442
Series 2007-2, Class A4,
0.942%, 07/25/2022 (P)	3,133,000	2,963,104
Series 2007-2, Class B,
1.052%, 07/25/2025 (P)	1,485,000	1,210,439
Series 2007-3, Class A3,
0.922%, 04/25/2019 (P)	2,923,832	2,892,849
Series 2007-5, Class A5,
0.962%, 01/25/2024 (P)	1,226,014	1,222,044
Series 2010-1, Class A,
1.156%, 03/25/2025 (P)	1,599,204	1,557,449
Series 2012-1, Class A3,
1.706%, 09/25/2028 (P)	382,000	377,667
Series 2012-2, Class A,
1.456%, 01/25/2029 (P)	1,664,943	1,633,148
Series 2012-6, Class A3,
1.506%, 05/26/2026 (P)	1,997,000	1,934,264
Series 2012-6, Class B,
1.756%, 04/27/2043 (P)	634,000	563,041
Series 2013-1, Class B,
2.556%, 11/25/2070 (P)	336,000	324,907
Series 2013-3, Class B,
2.256%, 09/25/2043 (P)	993,000	928,157
Series 2013-6, Class A3,
1.406%, 06/25/2055 (P)	2,299,000	2,279,910
Series 2014-2, Class A3,
1.346%, 03/25/2055 (P)	1,445,000	1,433,373
SMB Private Education Loan Trust
Series 2015-A, Class A2A,
2.490%, 06/15/2027 (S)	3,845,000	3,798,258
Series 2015-A, Class A2B,
1.704%, 06/15/2027 (P)(S)	2,549,000	2,559,810
Series 2015-B, Class A2A,
2.980%, 07/15/2027 (S)	754,000	761,718
Series 2015-B, Class A2B,
1.904%, 07/15/2027 (P)(S)	1,968,000	1,997,153
Series 2015-C, Class A2A,
2.750%, 07/15/2027 (S)	1,148,000	1,148,297
Series 2015-C, Class A2B,
2.104%, 07/15/2027 (P)(S)	957,000	973,615

Core Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
SMB Private Education Loan Trust (continued)
Series 2016-A, Class A2A,
2.700%, 05/15/2031 (S)	$3,092,000	$3,066,518
Series 2016-A, Class A2B,
2.204%, 05/15/2031 (P)(S)	2,361,000	2,422,497
Series 2016-B, Class A2A,
2.430%, 02/17/2032 (S)	1,974,000	1,929,360
Series 2016-B, Class A2B,
2.154%, 02/17/2032 (P)(S)	959,000	981,937
Series 2016-C, Class A2A,
2.340%, 09/15/2034 (S)	3,572,000	3,508,380
Series 2016-C, Class A2B,
1.804%, 09/15/2034 (P)(S)	2,520,000	2,533,465
Social Professional Loan Program LLC,
Series 2016-D, Class A1
1.706%, 01/25/2039 (P)(S)	483,037	483,007
SoFi Professional Loan Program
Series 2016-D, Class A2A,
1.530%, 04/25/2033 (S)	994,095	992,761
Series 2016-D, Class A2B,
2.340%, 04/25/2033 (S)	1,065,000	1,042,125
Sofi Professional Loan Program LLC
Series 2016-A, Class A2,
2.760%, 12/26/2036 (S)	1,282,044	1,288,650
Series 2016-E, Class A1,
1.380%, 07/25/2039 (P)(S)	2,299,000	2,302,475
Series 2016-E, Class A2A,
1.630%, 01/25/2036 (S)	915,000	912,601
Synchrony Credit Card Master Note Trust
Series 2016-2, Class A,
2.210%, 05/15/2024	1,237,000	1,229,050
Series 2016-3, Class A,
1.580%, 09/15/2022	1,554,000	1,533,768
TCF Auto Receivables Owner Trust
Series 2016-1A, Class A2,
1.390%, 11/15/2019 (S)	1,389,000	1,388,153
Series 2016-1A, Class A3,
1.710%, 04/15/2021 (S)	556,000	552,811
Series 2016-1A, Class A4,
2.030%, 02/15/2022 (S)	414,000	410,313
Series 2016-PT1A, Class A,
1.930%, 06/15/2022 (S)	2,566,000	2,562,871
Toyota Auto Receivables Trust
Series 2016-C, Class A2A,
1.000%, 01/15/2019	1,158,000	1,156,017
Series 2016-C, Class A3,
1.140%, 08/17/2020	1,544,000	1,533,593
Verizon Owner Trust
Series 2016-1A, Class A,
1.420%, 01/20/2021 (S)	2,239,000	2,222,862
Series 2016-2A, Class A,
1.680%, 05/20/2021 (S)	3,249,000	3,234,721
World Financial Network Credit Card
Master Trust
Series 2012-B, Class A,
1.760%, 05/17/2021	1,038,000	1,040,242
Series 2014-C, Class A,
1.540%, 08/16/2021	257,000	257,355
Series 2016-A, Class A,
2.030%, 04/15/2025	1,933,000	1,891,286
Series 2016-B, Class A,
1.440%, 06/15/2022	1,671,000	1,665,058
Series 2016-C, Class A,
1.720%, 08/15/2023	2,144,000	2,124,893

The accompanying notes are an integral part of the financial statements.	33

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
World Omni Auto Receivables Trust,
Series 2016-B, Class A3
1.300%, 02/15/2022	$1,370,000	$1,350,972
TOTAL ASSET BACKED SECURITIES (Cost $205,349,310)		$204,686,369

SECURITIES LENDING COLLATERAL - 4.9%
John Hancock Collateral
Trust, 0.7390% (W)(Y)	6,011,648	60,155,553
TOTAL SECURITIES LENDING
COLLATERAL (Cost $60,158,465)		$60,155,553

SHORT-TERM INVESTMENTS - 3.6%
Money market funds - 3.6%
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
0.4218% (Y)	44,271,586	44,271,586
TOTAL SHORT-TERM INVESTMENTS (Cost $44,271,586)		$44,271,586
Total Investments (Core Bond Trust)
(Cost $1,480,945,245) - 120.0%		$1,465,335,768
Other assets and liabilities, net - (20.0%)		(243,720,847)
TOTAL NET ASSETS - 100.0%		$1,221,614,921
SALE COMMITMENTS OUTSTANDING - (1.3)%
U.S. Government Agency - (1.3)%
Federal National Mortgage Association
3.000%, TBA (C)	$(8,000,000)	(8,207,010)
4.000%, TBA (C)	(7,300,000)	(7,801,911)
		(16,008,921)
TOTAL SALE COMMITMENTS
OUTSTANDING (Cost ($15,931,648))		$(16,008,921)

Global Bond Trust

	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 13.4%
U.S. Government - 3.1%
Treasury Inflation Protected Securities
0.125%, 07/15/2022 to 07/15/2024 (D)	$2,653,424	$2,610,589
1.750%, 01/15/2028 (D)	1,499,953	1,674,456
2.500%, 01/15/2029	8,331,290	10,047,036
U.S. Treasury Bonds
2.875%, 08/15/2045 (D)	200,000	192,011
3.000%, 05/15/2045 (D)	700,000	688,953
3.125%, 08/15/2044 (D)	1,300,000	1,312,830
4.625%, 02/15/2040 (D)	600,000	765,412
		17,291,287
U.S. Government Agency - 10.3%
Federal Home Loan Mortgage Corp.
2.976%, 03/01/2035 (P)	46,913	49,364
3.000%, TBA (C)	1,000,000	992,734
Federal National Mortgage Association
2.872%, 11/01/2034 (P)	575,649	608,985
2.881%, 12/01/2034 (P)	122,049	126,533
2.898%, 05/01/2035 (P)	53,574	56,110
3.000%, TBA (C)	28,400,000	28,165,857
3.500%, TBA (C)	27,000,000	27,634,182
4.500%, 08/01/2023 to 09/01/2044	819,589	881,398

Global Bond Trust (continued)

		Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association
2.000%, 11/20/2023 to 01/20/2030 (P)		$61,619	$62,876
2.125%, 04/20/2030 to 06/20/2030 (P)		22,985	23,729
			58,601,768
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $76,743,485)			$75,893,055

FOREIGN GOVERNMENT
OBLIGATIONS - 30.4%
Australia - 0.1%
New South Wales Treasury Corp.,
Inflation-Linked Bond
2.750%, 11/20/2025	AUD	300,000	309,848
Canada - 3.0%
Government of Canada
1.500%, 12/01/2044	CAD	446,680	417,091
Province of Alberta
1.250%, 06/01/2020		2,700,000	2,000,934
2.350%, 06/01/2025		2,700,000	1,997,918
Province of British Columbia
2.300%, 06/18/2026		1,400,000	1,035,717
Province of Ontario
2.400%, 06/02/2026		100,000	73,922
2.500%, 04/27/2026		$800,000	769,907
3.500%, 06/02/2024	CAD	5,100,000	4,125,088
Province of Quebec
2.750%, 08/25/2021		$3,200,000	3,258,272
3.000%, 09/01/2023	CAD	1,700,000	1,338,070
4.250%, 12/01/2021		2,200,000	1,833,423
			16,850,342
France - 3.2%
Government of France
3.250%, 05/25/2045	EUR	1,900,000	2,748,453
4.000%, 10/25/2038		3,300,000	5,198,350
4.500%, 04/25/2041		6,100,000	10,375,288
			18,322,091
Greece - 0.4%
Republic of Greece
3.800%, 08/08/2017	JPY	260,000,000	2,163,422
Italy - 2.6%
Republic of Italy
2.700%, 03/01/2047 (S)	EUR	2,300,000	2,319,916
2.800%, 03/01/2067 (S)		1,600,000	1,494,321
3.250%, 09/01/2046 (S)		2,400,000	2,701,817
4.000%, 02/01/2037		1,800,000	2,325,825
5.000%, 09/01/2040		3,250,000	4,718,540
6.000%, 08/04/2028	GBP	600,000	904,308
			14,464,727
Japan - 9.7%
Government of Japan
0.400%, 03/20/2036	JPY	140,000,000	1,167,718
0.500%, 09/20/2046		370,000,000	2,999,794
1.400%, 09/20/2034		190,000,000	1,888,368
1.600%, 03/20/2033		1,610,000,000	16,474,209
1.700%, 09/20/2032		2,670,000,000	27,663,210
Japan Bank for International Cooperation
2.000%, 11/04/2021		$1,200,000	1,169,050
Japan Finance Organization
for Municipalities
2.125%, 04/13/2021 (S)		2,500,000	2,443,153

The accompanying notes are an integral part of the financial statements.	34

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or Principal Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Japan (continued)
Tokyo Metropolitan World Government
2.000%, 05/17/2021 (S)		$1,200,000	$1,164,048
			54,969,550
New Zealand - 0.9%
Dominion of New Zealand
5.000%, 03/15/2019	NZD	6,300,000	4,635,540
6.000%, 12/15/2017		600,000	432,763
			5,068,303
Norway - 0.1%
Government of Norway, Bond
3.750%, 05/25/2021 (S)	NOK	3,800,000	490,031
Poland - 0.0%
Republic of Poland
3.250%, 07/25/2025	PLN	100,000	23,427
Qatar - 0.1%
Government of Qatar
4.625%, 06/02/2046 (S)		$600,000	599,246
			599,246
Saudi Arabia - 1.0%
Kingdom of Saudi Arabia
2.375%, 10/26/2021 (S)		5,500,000	5,340,148
3.250%, 10/26/2026 (S)		600,000	568,814
			5,908,962
Slovenia - 3.2%
Republic of Slovenia
4.125%, 02/18/2019		2,550,000	2,646,959
4.125%, 02/18/2019 (S)		1,600,000	1,660,256
4.750%, 05/10/2018		1,700,000	1,759,883
5.250%, 02/18/2024 (S)		5,100,000	5,587,050
5.250%, 02/18/2024		2,600,000	2,845,890
5.500%, 10/26/2022		1,800,000	1,985,589
5.850%, 05/10/2023		1,700,000	1,912,628
			18,398,255
Spain - 2.5%
Autonomous Community of Catalonia
4.750%, 06/04/2018	EUR	800,000	877,886
4.900%, 09/15/2021		850,000	955,356
4.950%, 02/11/2020		1,300,000	1,460,094
Autonomous Community of Madrid Spain
4.125%, 05/21/2024		1,800,000	2,269,462
Kingdom of Spain
2.150%, 10/31/2025 (S)		200,000	225,611
2.900%, 10/31/2046 (S)		4,470,000	4,991,649
4.700%, 07/30/2041 (S)		1,500,000	2,249,096
4.900%, 07/30/2040 (S)		900,000	1,376,982
			14,406,136
United Kingdom - 3.6%
Government of United Kingdom
3.250%, 01/22/2044	GBP	6,500,000	10,352,257
3.500%, 01/22/2045		1,100,000	1,836,083
4.250%, 12/07/2040		4,000,000	7,230,218
4.750%, 12/07/2038		600,000	1,132,933
			20,551,491
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $178,911,157)			$172,525,831

Global Bond Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS - 27.5%
Australia - 0.4%
Westpac Banking Corp.
1.850%, 11/26/2018 (S)		$2,300,000	$2,301,633
Austria - 0.3%
Kaerntner Ausgleichszahlungs-Fonds
0.610%, 01/14/2032 (S)(Z)	EUR	1,607,152	1,464,742
			1,464,742
Belgium - 0.3%
KBC Bank NV (8.000% to 01/25/2018,
then 5 Year U.S. Swap Rate + 7.097%)
01/25/2023		$1,600,000	1,702,139
Brazil - 0.6%
Petrobras Global Finance BV
3.873%, 03/17/2020 (P)		900,000	879,651
4.375%, 05/20/2023		800,000	698,960
8.375%, 05/23/2021		1,600,000	1,724,000
			3,302,611
Canada - 0.6%
Royal Bank of Canada
2.300%, 03/22/2021		1,600,000	1,588,800
The Bank of Nova Scotia
1.875%, 04/26/2021		2,200,000	2,146,276
			3,735,076
Cayman Islands - 0.2%
Preferred Term Securities XXVI, Ltd.
1.263%, 09/22/2037 (P)(S)		1,371,569	970,385
			970,385
Denmark - 8.9%
BRFkredit A/S
2.000%, 10/01/2047	DKK	2,600,000	357,834
3.000%, 10/01/2047		2,106,130	308,188
Nordea Kredit Realkreditaktieselskab
2.000%, 10/01/2017 to 10/01/2047		15,800,000	2,242,611
2.500%, 10/01/2037 to 10/01/2047		8,462,537	1,212,782
3.000%, 10/01/2047		2,238,190	328,479
Nykredit Realkredit A/S
1.000%, 04/01/2017 to 10/01/2017		42,700,000	6,096,239
2.000%, 07/01/2017 to 10/01/2047		55,343,644	7,882,177
2.500%, 10/01/2037 to 10/01/2047		71,721,396	10,324,093
3.000%, 10/01/2047		30,496,517	4,475,701
6.000%, 10/01/2029		45,459	7,676
Realkredit Danmark A/S
0.810%, 01/01/2038 (P)		252,897	37,384
1.000%, 04/01/2017		36,700,000	5,211,992
2.000%, 04/01/2017 to 10/01/2047		41,519,284	5,864,024
2.500%, 10/01/2037 to 10/01/2047		37,335,095	5,395,151
3.000%, 10/01/2047		4,931,454	722,139
			50,466,470
France - 0.8%
Credit Agricole SA (8.125% to
09/19/2018, then 5 Year U.S. Swap
Rate + 6.283%) 09/19/2033		$1,480,000	1,592,110
Dexia Credit Local SA
1.875%, 09/15/2021 (S)		3,100,000	2,988,691
			4,580,801
Germany - 0.7%
Deutsche Bank AG
1.350%, 05/30/2017		1,500,000	1,496,727
4.250%, 10/14/2021 (S)		2,700,000	2,707,927
			4,204,654

The accompanying notes are an integral part of the financial statements.	35

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Greece - 0.0%
Hellenic Railways Organization SA
5.014%, 12/27/2017	EUR	100,000	$102,239
Guernsey, Channel Islands - 0.1%
Credit Suisse Group Funding
Guernsey, Ltd.
3.800%, 06/09/2023		$400,000	399,125
			399,125
Ireland - 0.3%
Shire Acquisitions Investments
Ireland DAC
1.900%, 09/23/2019		1,500,000	1,480,289
Italy - 0.8%
Banca Carige SpA
3.875%, 10/24/2018	EUR	2,800,000	3,091,099
Intesa Sanpaolo SpA
5.017%, 06/26/2024 (S)		$500,000	461,580
5.710%, 01/15/2026 (S)		1,200,000	1,143,692
			4,696,371
Ivory Coast - 0.4%
African Development Bank
5.250%, 03/23/2022	AUD	2,900,000	2,307,635
Japan - 1.3%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
1.700%, 03/05/2018 (S)		$900,000	896,997
Mitsubishi UFJ Financial Group, Inc.
2.950%, 03/01/2021		600,000	603,503
Sumitomo Mitsui Financial Group, Inc.
2.058%, 07/14/2021		3,100,000	2,995,546
2.631%, 03/09/2021 (P)		3,100,000	3,189,224
			7,685,270
Netherlands - 1.2%
Cooperatieve Rabobank UA
6.875%, 03/19/2020	EUR	650,000	805,591
ING Bank NV
2.625%, 12/05/2022		$3,500,000	3,469,827
2.625%, 12/05/2022 (S)		1,800,000	1,782,806
LeasePlan Corp. NV
2.875%, 01/22/2019 (S)		600,000	599,599
			6,657,823
Portugal - 0.0%
Novo Banco SA
5.000%, 05/23/2019	EUR	300,000	214,740
Russia - 0.4%
Gazprom OAO
9.250%, 04/23/2019		$1,900,000	2,150,279
			2,150,279
Sweden - 0.8%
Svenska Handelsbanken AB
1.987%, 03/30/2021 (P)		3,700,000	3,764,621
Swedbank AB
2.200%, 03/04/2020 (S)		700,000	693,823
			4,458,444
Switzerland - 0.2%
UBS AG (7.250% to 02/22/2017, then
5 Year U.S. Swap Rate + 6.061%)
02/22/2022		1,400,000	1,408,161
United Kingdom - 4.0%
Barclays Bank PLC
7.625%, 11/21/2022		900,000	987,750

Global Bond Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United Kingdom (continued)
Barclays Bank PLC (7.750% to
04/10/2018, then 5 Year U.S. Swap
Rate + 6.833%) 04/10/2023		$3,700,000	$3,890,180
Barclays PLC (6.500% to 09/15/2019,
then 5 Year Euro Swap Rate + 5.875%)
09/15/2019 (Q)	EUR	900,000	912,487
Co-operative Group Holdings 2011, Ltd.
6.875%, 07/08/2020	GBP	500,000	695,184
European Bank for Reconstruction
& Development
0.500%, 12/21/2023	AUD	200,000	116,117
HBOS Capital Funding LP
(9.540% to 03/19/2018, then
GBPLIBOR + 6.750%)
03/19/2018 (Q)	GBP	1,700,000	2,210,320
HBOS PLC
1.646%, 09/06/2017 (P)		$1,700,000	1,695,053
5.374%, 06/30/2021	EUR	1,400,000	1,716,991
Lloyds Banking Group PLC
(7.625% to 06/27/2023, then 5 Year
British Pound Swap Rate + 5.010%)
06/27/2023 (Q)	GBP	200,000	257,332
Lloyds Banking Group PLC
(7.875% to 06/27/2029, then 5 Year
British Pound Swap Rate + 4.830%)
06/27/2029 (Q)		200,000	260,410
Royal Bank of Scotland Group PLC
2.500%, 03/22/2023	EUR	1,200,000	1,285,706
Royal Bank of Scotland Group PLC
(6.990% to 10/05/2017, then 3 month
LIBOR + 2.670%) 10/05/2017 (Q)(S)		$1,600,000	1,724,000
Royal Bank of Scotland Group PLC
(7.500% to 08/10/2020, then 5 Year
U.S. Swap Rate + 5.800%)
08/10/2020 (Q)		1,400,000	1,326,500
Royal Bank of Scotland Group PLC
(8.000% to 08/10/2025, then 5 Year
U.S. Swap Rate + 5.720%)
08/10/2025 (Q)		200,000	191,500
Santander UK Group Holdings PLC
4.750%, 09/15/2025 (S)		2,000,000	1,958,002
Santander UK Group Holdings PLC
(7.375% to 06/24/2022, then 5 Year
British Pound Swap Rate + 5.543%)
06/24/2022 (Q)	GBP	200,000	246,493
Tesco PLC
5.000%, 03/24/2023		100,000	131,363
5.125%, 04/10/2047	EUR	1,000,000	1,035,473
6.125%, 02/24/2022	GBP	1,450,000	2,027,441
			22,668,302
United States - 5.2%
AbbVie, Inc.
2.300%, 05/14/2021		$1,300,000	1,272,601
Ally Financial, Inc.
3.600%, 05/21/2018		2,600,000	2,619,500
American International Group, Inc.
3.900%, 04/01/2026		1,500,000	1,524,270
Citigroup, Inc.
2.650%, 10/26/2020		1,600,000	1,599,893
Ford Motor Credit Company LLC
1.897%, 08/12/2019		2,000,000	1,966,912
5.875%, 08/02/2021		300,000	331,024
Marriott International, Inc.
6.750%, 05/15/2018		3,000,000	3,197,583
MUFG Americas Holdings Corp.
3.000%, 02/10/2025		3,500,000	3,355,755

The accompanying notes are an integral part of the financial statements.	36

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United States (continued)
OneMain Financial Holdings LLC
6.750%, 12/15/2019 (S)		$300,000	$312,750
7.250%, 12/15/2021 (S)		200,000	208,500
Pricoa Global Funding I
2.200%, 06/02/2021(S)		1,500,000	1,472,013
Springleaf Finance Corp.
6.000%, 06/01/2020		1,400,000	1,419,250
Sprint Communications, Inc.
9.125%, 03/01/2017		100,000	101,125
Tesoro Logistics LP
6.125%, 10/15/2021		2,200,000	2,310,000
The Cleveland Electric
Illuminating Company
5.700%, 04/01/2017		1,560,000	1,574,148
The Southern Company
2.350%, 07/01/2021		800,000	785,522
UnitedHealth Group, Inc.
3.750%, 07/15/2025		1,600,000	1,654,174
Wells Fargo & Company
2.117%, 10/31/2023 (P)		2,100,000	2,125,920
Zimmer Biomet Holdings, Inc.
3.150%, 04/01/2022		1,500,000	1,494,365
			29,325,305
TOTAL CORPORATE BONDS (Cost $161,525,794)			$156,282,494

TERM LOANS (M) - 0.4%
United States - 0.4%
Las Vegas Sands LLC
3.020%, 12/19/2020		99,233	99,682
Energy Future Intermediate Holding
Company LLC
4.250%, 06/30/2017		2,200,000	2,212,650
			2,312,332
TOTAL TERM LOANS (Cost $2,299,119)			$2,312,332

MUNICIPAL BONDS - 0.0%
Iowa Tobacco Settlement Authority,
Series A 6.500%, 06/01/2023		255,000	256,859
TOTAL MUNICIPAL BONDS (Cost $255,000)			$256,859

COLLATERALIZED MORTGAGE OBLIGATIONS - 11.5%
Australia - 0.0%
The Superannuation Member Home Loan
Programme, Series 2009-3, Class A1
3.018%, 11/07/2040 (P)	AUD	253,319	182,792
			182,792
Canada - 0.4%
Canada Mortgage & Housing Corp.
(Merrill Lynch)
Series 98001212,
0.976%, 06/01/2020 (P)	CAD	650,134	480,842
Series 98001247,
1.176%, 07/01/2020 (P)		1,747,619	1,298,678
Series 98001289,
1.176%, 08/01/2020 (P)		599,538	445,470
			2,224,990
Italy - 0.6%
Berica ABS SRL, Series 2011-1,
Class A1 0.019%, 12/31/2055 (P)	EUR	444,918	466,923

Global Bond Trust (continued)

		Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Italy (continued)
Casa D’este Finance SRL, Series 1,
Class 1A2 0.034%, 09/15/2021 (P)	EUR	498,185	$519,478
Creso SRL, Series 2, Class A
0.398%, 12/30/2060 (P)		1,955,712	2,060,554
			3,046,955
United Kingdom - 2.1%
Alba PLC, Series 2006-2, Class A3A
0.543%, 12/15/2038 (P)	GBP	220,284	250,782
Business Mortgage Finance 7 PLC,
Series 7X, Class A1
2.397%, 02/15/2041 (P)		814,821	955,664
Darrowby NO 2 PLC,
Series 2012-1, Class A
2.098%, 02/20/2044 (P)		948,036	1,170,395
Eurosail-UK PLC, Series 2007-3X,
Class A3A 1.329%, 06/13/2045 (P)		1,660,715	1,941,802
Great Hall Mortgages PLC,
Series 2007-1, Class A2A
0.501%, 03/18/2039 (P)		1,091,869	1,291,942
Mansard Mortgages PLC,
Series 2007-2X, Class A1
1.023%, 12/15/2049 (P)		4,814,657	5,655,291
Uropa Securities PLC
Series 2008-1, Class A,
0.579%, 06/10/2059 (P)		403,951	475,342
Series 2008-1, Class B,
1.129%, 06/10/2059 (P)		77,271	82,497
Series 2008-1, Class M1,
0.729%, 06/10/2059 (P)		92,921	103,741
Series 2008-1, Class M2,
0.929%, 06/10/2059 (P)		73,358	80,474
			12,007,930
United States - 8.4%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 2A1
5.094%, 09/25/2035 (P)		$92,710	76,620
American Home Mortgage Investment
Trust, Series 2004-3, Class 5A
3.082%, 10/25/2034 (P)		22,213	22,211
Banc of America Alternative Loan Trust,
Series 2006-3, Class 5CB1
6.500%, 04/25/2036		1,904,087	1,563,103
Banc of America Funding Corp.
Series 2005-E , Class 1A1,
1.029%, 05/20/2035 (P)		242,493	169,079
Series 2006-J, Class 4A1,
3.211%, 01/20/2047 (P)		111,594	93,803
Banc of America Mortgage Securities,
Inc., Series 2005-B, Class 2A2
3.063%, 03/25/2035(P)		570,880	514,858
Bear Stearns Adjustable Rate
Mortgage Trust
Series 2003-6, Class 1A1,
2.961%, 08/25/2033 (P)		54,051	54,337
Series 2003-7, Class 6A,
3.120%, 10/25/2033 (P)		67,231	67,560
Series 2003-9, Class 2A1,
3.326%, 02/25/2034 (P)		12,986	12,961
Series 2004-2, Class 22A,
3.174%, 05/25/2034 (P)		152,348	146,588
Series 2004-2, Class 23A,
2.973%, 05/25/2034 (P)		62,573	57,617
Series 2004-9, Class 22A1,
3.577%, 11/25/2034 (P)		49,782	49,084

The accompanying notes are an integral part of the financial statements.	37

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
United States (continued)
Bear Stearns Adjustable Rate
Mortgage Trust (continued)
Series 2005-12, Class 23A1,
2.986%, 02/25/2036 (P)	$638,010	$534,043
Series 2005-2, Class A1,
2.920%, 03/25/2035 (P)	718,309	721,769
Series 2005-2, Class A2,
3.128%, 03/25/2035 (P)	605,112	609,059
Bear Stearns Alt-A Trust
Series 2005-7, Class 22A1,
3.149%, 09/25/2035 (P)	793,407	677,774
Series 2005-9, Class 24A1,
3.118%, 11/25/2035 (P)	595,197	485,754
Bear Stearns Structured Products, Inc.
Trust, Series 2007-R6, Class 1A1
3.006%, 01/26/2036 (P)	1,465,967	1,148,085
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1,
2.690%, 09/25/2035 (P)	222,343	228,473
Series 2005-7, Class 1A2,
2.875%, 09/25/2035 (P)	1,450,083	1,236,989
Countrywide Alternative Loan Trust
Series 2005-21CB, Class A3,
5.250%, 06/25/2035	118,434	109,139
Series 2005-56, Class 2A2,
2.574%, 11/25/2035 (P)	74,167	59,805
Series 2005-56, Class 2A3,
2.034%, 11/25/2035 (P)	88,940	69,331
Series 2006-OA9, Class 2A1B,
0.939%, 07/20/2046 (P)	364,206	188,213
Series 2007-11T1, Class A12,
1.106%, 05/25/2037 (P)	295,671	158,185
Series 2007-16CB, Class 5A1,
6.250%, 08/25/2037	138,065	120,998
Series 2007-OA11, Class A1B,
1.817%, 11/25/2047 (P)	1,896,146	1,321,705
Series 2007-OA3, Class 1A1,
0.896%, 04/25/2047 (P)	3,075,835	2,526,254
Countrywide Home Loan Mortgage Pass
Through Trust
Series 2004-12, Class 11A1,
3.175%, 08/25/2034 (P)	38,254	32,504
Series 2004-22, Class A3,
3.104%, 11/25/2034 (P)	152,227	150,287
Series 2004-HYB5, Class 2A1,
3.042%, 04/20/2035 (P)	42,019	41,735
Series 2004-25, Class 1A1,
1.416%, 02/25/2035 (P)	31,265	27,101
Series 2004-25, Class 2A1,
1.436%, 02/25/2035 (P)	49,432	43,340
Series 2005-2, Class 2A1,
1.396%, 03/25/2035 (P)	61,485	51,745
Credit Suisse First Boston Mortgage
Securities Corp.
Series 2003-AR18, Class 2A3,
2.799%, 07/25/2033 (P)	9,644	9,509
Series 2003-AR20, Class 2A1,
3.044%, 08/25/2033 (P)	128,996	128,195
Series 2003-8, Class 5A1,
6.500%, 04/25/2033	14,846	15,087
DSLA Mortgage Loan Trust, Series
2006-AR2, Class 2AB3
1.046%, 10/19/2036 (P)	1,387,994	703,419

Global Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
United States (continued)
Federal Home Loan Mortgage Corp.
Series 4579, Class FD,
0.883%, 01/15/2038 (P)	$1,213,925	$1,204,376
Series 4579, Class SD IO,
1.983%, 01/15/2038	1,213,925	71,218
Series T-62, Class 1A1,
1.741%, 10/25/2044 (P)	1,012,167	1,037,556
Federal National Mortgage Association
Series 2002-W8, Class F,
1.156%, 09/25/2032 (P)	2,037	2,037
Series 2004-W2, Class 5AF,
1.106%, 03/25/2044 (P)	34,380	34,339
Series 2006-48, Class TF,
1.156%, 06/25/2036 (P)	73,121	73,003
Series 2009-104, Class FA,
1.556%, 12/25/2039 (P)	521,981	527,029
Series 2011-53, Class FT,
1.336%, 06/25/2041 (P)	2,189,670	2,203,466
Series 2013-130, Class FB,
1.206%, 01/25/2044 (P)	361,181	361,132
First Horizon Mortgage Pass Through
Trust, Series 2005-AR3, Class 2A1
2.980%, 08/25/2035 (P)	66,350	57,078
First Republic Mortgage Loan Trust,
Series 2001-FRB1, Class A
1.054%, 11/15/2031 (P)	39,115	37,495
GMACM Mortgage Corp. Loan Trust,
Series 2004-AR1, Class 22A
3.529%, 06/25/2034 (P)	16,554	16,176
Government National Mortgage
Association, Series 2004-68, Class ZC
6.000%, 08/20/2034	1,828,993	2,066,223
GreenPoint Mortgage Funding Trust
Series 2006-AR6, Class A1A,
0.836%, 10/25/2046 (P)	11	11
Series 2006-OH1, Class A1,
0.936%, 01/25/2037 (P)	225,347	179,642
GreenPoint Mortgage Pass-Through
Certificates, Series 2003-1, Class A1
3.281%, 10/25/2033 (P)	11,607	11,432
GS Mortgage Securities Corp. II,
Series 2012-GCJ9, Class XA IO
2.286%, 11/10/2045	4,207,357	336,131
GSR Mortgage Loan Trust,
Series 2003-1, Class A2
2.220%, 03/25/2033 (P)	49,204	48,354
HarborView Mortgage Loan Trust
Series 2003-1, Class A,
2.999%, 05/19/2033 (P)	104,314	102,101
Series 2005-4, Class 3A1,
3.107%, 07/19/2035 (P)	39,232	34,356
IndyMac Index Mortgage Loan Trust,
Series 2004-AR11, Class 2A
3.004%, 12/25/2034 (P)	58,910	55,103
JPMorgan Alternative Loan Trust
Series 2006-A5, Class 1A4,
0.996%, 10/25/2036 (P)	3,918,035	3,289,455
Series 2006-A6, Class 2A1,
5.500%, 11/25/2036 (P)	3,155	2,235
JPMorgan Mortgage Trust
Series 2003-A2, Class 3A1,
2.770%, 11/25/2033 (P)	54,188	51,381
Series 2006-S2, Class 1A3,
5.500%, 07/25/2036	331,706	300,076
Series 2007-A1, Class 5A6,
3.178%, 07/25/2035 (P)	269,800	245,680

The accompanying notes are an integral part of the financial statements.	38

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
United States (continued)
JPMorgan Mortgage Trust (continued)
Series 2007-A1, Class 5A5,
3.178%, 07/25/2035 (P)	$296,780	$296,896
MASTR Adjustable Rate Mortgages
Trust, Series 2007-HF1, Class A1
0.996%, 05/25/2037 (P)	271,727	166,487
Merrill Lynch Mortgage Investors Trust
Series 2003-A2, Class 1A1,
2.920%, 02/25/2033 (P)	107,933	103,391
Series 2005-2, Class 1A,
2.543%, 10/25/2035 (P)	386,225	384,227
Series 2005-3, Class 4A,
1.006%, 11/25/2035 (P)	375,886	352,088
Series 2005-A10, Class A,
0.966%, 02/25/2036 (P)	2,699,066	2,508,134
Series 2005-A8, Class A3A2,
1.006%, 08/25/2036 (P)	2,926	2,925
Merrill Lynch/Countrywide Commercial
Mortgage Trust,
Series 2007-8, Class A3
6.852%, 08/12/2049 (P)	2,950,640	2,986,430
MRFC Mortgage Pass Through Trust,
Series 2000-TBC3, Class A1
1.144%, 12/15/2030 (P)	26,195	24,919
NCUA Guaranteed Notes Trust
Series 2010-R1, Class 1A,
1.102%, 10/07/2020 (P)	1,643,723	1,645,610
Series 2010-R2, Class 1A,
1.022%, 11/06/2017 (P)	3,534,584	3,534,863
Residential Accredit Loans Trust
Series 2006-QA2, Class 2A1,
4.525%, 02/25/2036 (P)	503,587	398,507
Series 2006-QO6, Class A1,
0.936%, 06/25/2046 (P)	1,681,965	715,040
Series 2007-QH4, Class A2,
0.986%, 05/25/2037 (P)	202,652	51,747
Series 2007-QO2, Class A1,
0.906%, 02/25/2047 (P)	473,251	264,586
Residential Asset Securitization Trust
Series 2005-A15, Class 3A1,
5.750%, 02/25/2036	1,925,030	1,846,630
Series 2006-R1, Class A2,
1.156%, 01/25/2046 (P)	441,140	204,250
Residential Funding Mortgage
Securities Trust,
Series 2005-SA4, Class 1A21
3.412%, 09/25/2035 (P)	115,531	90,315
Sequoia Mortgage Trust
Series 5, Class A,
1.436%, 10/19/2026 (P)	14,323	13,932
Series 2003-4, Class 2A1,
1.089%, 07/20/2033 (P)	94,352	88,068
Sovereign Commercial Mortgage
Securities Trust, Series 2007-C1,
Class D 6.486%, 07/22/2030 (P)(S)	117,969	117,566
Structured Adjustable Rate Mortgage
Loan Trust
Series 2004-1, Class 4A1,
3.093%, 02/25/2034 (P)	97,695	97,242
Series 2004-12, Class 7A1,
3.192%, 09/25/2034 (P)	169,260	168,029
Series 2004-4, Class 3A2,
3.112%, 04/25/2034 (P)	185,224	183,765
Series 2005-18, Class 6A1,
3.087%, 09/25/2035 (P)	218,043	192,269

Global Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
United States (continued)
Structured Asset Mortgage
Investments, Inc.
Series 2006-AR5, Class 1A1,
0.966%, 05/25/2046 (P)	$489,523	$377,222
Series 2004-AR3, Class 1A2,
1.316%, 07/19/2034 (P)	41,303	40,568
Thornburg Mortgage Securities Trust
Series 2003-5, Class 1A,
2.559%, 10/25/2043 (P)	567,166	549,786
Series 2007-2, Class A1,
2.006%, 06/25/2037 (P)	665,197	600,939
Series 2007-2, Class A2A,
0.886%, 06/25/2037 (P)	576,855	546,990
Series 2007-2, Class A3A,
5.750%, 06/25/2037 (P)	715,363	683,135
Series 2007-3, Class 2A1,
2.878%, 06/25/2047 (P)	164,825	147,787
Series 2007-3, Class 3A1,
2.878%, 06/25/2047 (P)	305,876	272,495
Series 2007-3, Class 4A1,
5.750%, 06/25/2047 (P)	227,934	205,751
WaMu Mortgage Pass-Through Certificates
Series 2002-AR17, Class 1A,
1.767%, 11/25/2042 (P)	226,562	209,327
Series 2002-AR2, Class A,
1.851%, 02/27/2034 (P)	36,860	36,033
Series 2003-AR5, Class A7,
2.833%, 06/25/2033 (P)	56,322	56,798
Series 2005-AR2, Class 2A1A,
1.066%, 01/25/2045 (P)	38,781	37,117
Series 2006-AR5, Class 3A,
1.507%, 07/25/2046 (P)	272,807	180,906
WFRBS Commercial Mortgage Trust,
Series 2013-C11, Class XA IO
1.359%, 03/15/2045 (S)	10,919,029	562,952
		47,519,126
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $70,045,352)		$64,981,793

ASSET BACKED SECURITIES - 5.2%
ACE Securities Corp. Home Equity Loan
Trust, Series 2005-A, Class M1
1.436%, 09/25/2035 (P)	1,675,811	1,377,907
Amortizing Residential Collateral Trust,
Series 2002-BC4, Class A
1.336%, 07/25/2032 (P)	6,344	5,992
Amresco Residential Securities Corp.
Mortgage Loan Trust,
Series 1999-1, Class A
1.696%, 06/25/2029 (P)	27,650	25,943
Countrywide Asset-Backed Certificates
Series 2006.22, Class 1A,
0.896%, 05/25/2047 (P)	1,641,628	1,253,260
Series 2007-6, Class 2A3,
0.976%, 09/25/2037 (P)	2,354,340	1,918,937
Series 2007-BC2, Class 1A,
0.956%, 06/25/2037 (P)	2,863,552	2,095,375
CWABS Asset-Backed Certificates Trust,
Series 2005-4CWL, Class MV5
1.254%, 10/25/2035 (P)	2,100,000	1,873,831
First Alliance Mortgage Loan Trust,
Series 1997-4, Class A3
0.562%, 12/20/2027 (P)	1,217	1,211

The accompanying notes are an integral part of the financial statements.	39

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Halcyon Structured Asset Management
European CLO,
Series 2006-IIA, Class A1
0.052%, 01/25/2023 (P)(S)	EUR	31,804	$33,475
Highlander Euro CDO III BV,
Series 2007-3A, Class A
Zero Coupon 05/01/2023 (P)(S)		526,243	552,406
Home Equity Asset Trust,
Series 2002-1, Class A4
1.356%, 11/25/2032 (P)		$1,283	1,109
HSI Asset Securitization Corp. Trust,
Series 2007-HE2, Class 2A3
1.016%, 04/25/2037 (P)		2,307,817	1,329,499
Mastr Asset Backed Securities Trust,
Series 2006-WMC3, Class A5
0.996%, 08/25/2036 (P)		5,700,927	2,691,290
Morgan Stanley ABS Capital I, Inc. Trust
Series 2006-HE4, Class A4,
0.996%, 06/25/2036 (P)		2,186,612	1,416,387
Series 2006-HE6, Class A2B,
0.856%, 09/25/2036 (P)		1,268,780	615,259
Series 2007-NC3, Class A2B,
0.896%, 05/25/2037 (P)		2,614,876	1,825,085
Novastar Mortgage Funding Trust,
Series 2007-1, Class A1A
0.886%, 03/25/2037 (P)		2,308,482	1,495,896
Panther CDO V BV,
Series 2015-A, Class A1
0.082%, 10/15/2084 (P)(S)	EUR	216,104	226,261
Penta CLO SA,
Series 2007-1X, Class A1
0.001%, 06/04/2024 (P)		42,413	44,575
RAMP Series Trust,
Series 2006-NC2, Class M1
1.116%, 02/25/2036 (P)		$2,400,000	1,873,808
Renaissance Home Equity Loan Trust
Series 2002-3, Class M2,
3.306%, 12/25/2032 (P)		468,558	441,714
Series 2006-3, Class AF6,
5.731%, 11/25/2036		2,732,338	1,560,815
Residential Asset Mortgage Products,
Inc. Trust, Series 2002-RS3
1.144%, 06/25/2032 (P)		10,356	9,752
Residential Asset Securities Corp. Trust,
Series 2002-KS4, Class AIIB
1.256%, 07/25/2032 (P)		22,867	20,623
Securitized Asset Backed Receivables
LLC Trust, Series 2007-NC1,
Class A2A 0.806%, 12/25/2036 (P)		50,170	27,185
Small Business Administration
Participation Certificates,
Series 2000-20K, Class 1
7.220%, 11/01/2020		11,219	11,743
Structured Asset Investment Loan Trust,
Series 2006-4, Class A2
0.886%, 07/25/2036 (P)		1,971,685	1,408,683
WaMu Asset-Backed Certificates,
Series 2007-HE2, Class 2A4
1.116%, 04/25/2037 (P)		7,255,054	3,374,258
Wood Street CLO II BV,
Series II-A, Class C
0.399%, 03/29/2021 (P)(S)	EUR	750,000	787,332
Wood Street CLO IV BV,
Series IV-A, Class C
0.399%, 09/25/2022 (P)(S)		1,300,000	1,355,584
TOTAL ASSET BACKED SECURITIES (Cost $30,912,326)			$29,655,195

Global Bond Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS - 0.0%
United States - 0.0%
Rescap Liquidating Trust (I)	5,054	$51,045
TOTAL COMMON STOCKS (Cost $15,920)		$51,045

PREFERRED SECURITIES - 0.0%
United States - 0.0%
Navient Corp., 3.514% (P)	9,800	244,608
TOTAL PREFERRED SECURITIES (Cost $110,250)		$244,608

ESCROW SHARES - 0.1%
United States - 0.1%
Lehman Brothers Holdings, Inc.
5.460%, 12/30/2016 (I)	4,100,000	237,800
5.625%, 01/24/2049 (I)	4,500,000	261,000
6.875%, 05/02/2018 (I)	2,100,000	124,110
TOTAL ESCROW SHARES (Cost $0)		$622,910

PURCHASED OPTIONS - 0.3%
Call options - 0.0%
Exchange Traded Option on 2 Year U.S.
Treasury Note Futures (Expiration
Date: 03/24/2017; Strike Price:
$110.50) (I)	1,144,000	4,004
		4,004
Put options - 0.3%
Exchange Traded Option on 10 Year U.S.
Treasury Note Futures (Expiration
Date: 03/24/2017; Strike Price: $103.50) (I)	514,000	3,599
Exchange Traded Option on 10 Year U.S.
Treasury Note Futures (Expiration
Date: 03/24/2017; Strike Price: $96.00) (I)	250,000	1,750
Exchange Traded Option on 5 Year U.S.
Treasury Note Futures (Expiration
Date: 03/24/2017; Strike Price: $103.00) (I)	734,000	1
Exchange Traded Option on 5 Year U.S.
Treasury Note Futures (Expiration
Date: 03/24/2017;
Strike Price: $94.00) (I)	497,000	1,988
Exchange Traded Option on 5 Year U.S.
Ultra Bond Futures (Expiration
Date: 02/24/2017;
Strike Price: $80.00) (I)	120,000	840
Exchange Traded Option on Euro BUND
Futures (Expiration Date: 02/24/2017;
Strike Price: $145.00) (I)	4,500,000	474
Exchange Traded Option on Euro-Schatz
Futures (Expiration Date: 02/24/2017;
Strike Price: $111.20) (I)	22,400,000	1,179
Exchange Traded Option on iShares S&P
100 ETF Futures (Expiration Date:
01/27/2017; Strike Price: $129.00) (I)	4,700,000	247
Over the Counter Option on 1 Year
Interest Rate Swap. Receive a fixed rate
of 1.640% and pay a floating rate based
on 6-month LIBOR (Expiration
Date: 06/19/2017; Strike Rate: 1.640%;
Counterparty: Morgan Stanley
Company, Inc.) (I)	187,200,000	105,768
Over the Counter Option on 1 Year
Interest Rate Swap. Receive a fixed rate
of 2.030% and pay a floating rate based
on 6-month LIBOR (Expiration
Date: 12/18/2017; Strike Rate: 2.030%;
Counterparty: Morgan Stanley
Company, Inc.) (I)	112,000,000	136,640

The accompanying notes are an integral part of the financial statements.	40

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or Principal Amount	Value
PURCHASED OPTIONS (continued)
Put options (continued)
Over the Counter Option on 10 Year
Interest Rate Swap. Receive a fixed rate
of 0.400% and pay a floating rate based
on 6-month JPY LIBOR (Expiration
Date: 03/03/2017; Strike Rate: 0.400%;
Counterparty: JPMorgan Chase
Bank) (I)		160,000,000	$1,618
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a fixed rate
of 2.500% and pay a floating rate based
on 6-month LIBOR (Expiration
Date: 11/07/2019; Strike Rate: 2.500%;
Counterparty: Deutsche Bank
Securities.) (I)		2,100,000	289,680
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a fixed rate
of 2.725% and pay a floating rate based
on 6-month LIBOR (Expiration
Date: 11/07/2019; Strike Rate: 2.725%;
Counterparty: Morgan Stanley
Company, Inc.) (I)		3,200,000	362,467
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a fixed rate
of 2.750% and pay a floating rate based
on 6-month LIBOR (Expiration
Date: 11/07/2019; Strike Rate: 2.750%;
Counterparty: Deutsche Bank
Securities) (I)		2,200,000	243,630
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a fixed rate
of 2.750% and pay a floating rate based
on 6-month LIBOR (Expiration
Date: 11/07/2019; Strike Rate: 2.750%;
Counterparty: Morgan Stanley
Company, Inc.) (I)		3,300,000	365,445
Over the Counter Option on Federal
National Mortgage Association,
3.000% due 01/15/2047 (Expiration
Date: 01/11/2017; Strike Price: $71.00;
Counterparty: JPMorgan Securities) (I)		10,000,000	0
Over the Counter Option on Federal
National Mortgage Association,
3.500% due 01/15/2047 (Expiration
Date: 01/11/2017; Strike Price: $73.00;
Counterparty: JPMorgan Securities) (I)		27,000,000	0
Over the Counter Option on the EUR vs.
USD (Expiration Date: 01/05/2017;
Strike Price: 0.87 EUR; Bank of
America) (I)		23,000,000	24
			1,515,350
TOTAL PURCHASED OPTIONS (Cost $1,270,855)			$1,519,354

SHORT-TERM INVESTMENTS - 30.2%
Commercial paper - 1.0%
Barclays Bank PLC 1.750%,
09/08/2017 *		$1,600,000	1,600,000
Natixis SA 1.687%, 09/25/2017 *		3,800,000	3,800,000
Sumitomo Mitsui Financial Group, Inc.
1.663%, 09/15/2017 *		200,000	200,000
			5,600,000
Foreign government - 26.4%
Federative Republic of Brazil
11.317%, 07/01/2017 *	BRL	49,700,000	14,403,303
Japan Treasury Discount Bill, 0.000%
01/16/2017 *	JPY	3,870,000,000	33,114,915
01/30/2017 *		1,280,000,000	10,954,007

Global Bond Trust (continued)

		Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
Foreign government (continued)
Japan Treasury Discount Bill, (continued)
02/06/2017 *	JPY	1,280,000,000	$10,954,632
02/10/2017 *		650,000,000	5,563,038
02/27/2017 *		1,260,000,000	10,785,287
03/06/2017 *		940,000,000	8,046,778
03/13/2017 *		4,570,000,000	39,123,423
03/21/2017 *		1,720,000,000	14,727,468
Republic of Italy,
0.000% , 01/13/2017 *	EUR	2,200,000	2,316,065
			149,988,916
U.S. Government - 1.1%
U.S. Treasury Bill
0.370%, 02/02/2017 (D)*		$2,383,000	2,382,161
0.420%, 01/12/2017 (D)*		1,167,000	1,166,883
0.445%, 02/09/2017 (D)*		699,000	698,678
0.460%, 02/23/2017 (D)*		1,282,000	1,281,145
0.471%, 03/09/2017 (D)*		409,000	408,646
0.505%, 03/16/2017 (D)*		29,000	28,971
			5,966,484
U.S. Government Agency - 0.6%
Federal Home Loan Bank Discount Note
0.480%, 01/23/2017 *		2,200,000	2,199,536
0.490%, 02/13/2017 *		1,100,000	1,099,374
			3,298,910
Repurchase agreement - 1.1%
Repurchase Agreement with BNP Paribas
SA dated 11/23/2016 at 0.950% to be
repurchased at $2,697,002 on
02/23/2017, collateralized by EUR
1,900,000 France Government Bonds,
2.250% - 5.500% due 05/25/2024 to
04/25/2029 (valued at $2,697,003,
including interest)		2,690,470	2,690,470
Repurchase Agreement with JPMorgan
Chase & Co. dated 12/30/2016 at
0.610% to be repurchased at
$ 1,000,068 on 01/03/2017,
collateralized by $1,149,916
Government National Mortgage
Association, 3.000% due 04/20/2046
(valued at $1,165,156, including
interest)		1,000,000	1,000,000
Repurchase Agreement with State Street
Corp. dated 12/30/2016 at 0.030% to be
repurchased at $2,670,009 on
01/03/2017, collateralized by
$2,605,000 U.S. Treasury Notes,
3.125% due 05/15/2019 (valued at
$2,724,752, including interest)		2,670,000	2,670,000
			6,360,470
TOTAL SHORT-TERM
INVESTMENTS (Cost $181,134,060)			$171,214,780
Total Investments (Global Bond Trust)
(Cost $703,223,318) - 119.0%			$675,560,256
Other assets and liabilities, net - (19.0%)			(107,855,431)
TOTAL NET ASSETS - 100.0%			$567,704,825
SECURITIES SOLD SHORT - (0.5)%
Foreign government - (0.5)%
Government of France
2.250%, 05/25/2024	EUR	(1,100,000)	(1,358,585)
5.500%, 04/25/2029		(800,000)	(1,331,885)
TOTAL SECURITIES SOLD
SHORT (Cost ($2,690,470))			$(2,690,470)

The accompanying notes are an integral part of the financial statements.	41

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

High Yield Trust

		Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.0%
U.S. Government - 1.0%
U.S. Treasury Notes 1.375%, 09/30/2020		$2,500,000	$2,469,836
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $2,497,308)			$2,469,836

FOREIGN GOVERNMENT OBLIGATIONS - 0.6%
Argentina - 0.3%
Republic of Argentina
6.875%, 04/22/2021 (S)		200,000	213,000
7.500%, 04/22/2026 (S)		200,000	210,000
7.625%, 04/22/2046 (L)(S)		200,000	200,000
			623,000
Brazil - 0.2%
Federative Republic of Brazil
10.000%, 01/01/2017	BRL	1,936,000	594,832
Indonesia - 0.0%
Republic of Indonesia
8.375%, 03/15/2034	IDR	74,000,000	5,520
Mexico - 0.1%
Government of Mexico
6.500%, 06/09/2022	MXN	5,956,000	277,403
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $1,970,891)			$1,500,755

CORPORATE BONDS - 87.3%
Consumer discretionary - 20.4%
Adient Global Holdings, Ltd.
4.875%, 08/15/2026 (S)		$730,000	715,400
Altice Financing SA
6.625%, 02/15/2023 (S)		760,000	780,900
7.500%, 05/15/2026 (S)		200,000	208,000
American Axle & Manufacturing, Inc.
6.250%, 03/15/2021		70,000	72,275
Bossier Casino Venture Holdco, Inc., PIK
14.000%, 02/09/2018 (S)		713,233	715,749
Boyd Gaming Corp.
6.375%, 04/01/2026 (S)		270,000	290,790
Brinker International, Inc.
5.000%, 10/01/2024 (S)		380,000	379,050
Caesars Entertainment Resort
Properties LLC
8.000%, 10/01/2020		620,000	649,450
11.000%, 10/01/2021		750,000	819,375
CalAtlantic Group, Inc.
5.250%, 06/01/2026		670,000	653,250
Carmike Cinemas, Inc.
6.000%, 06/15/2023 (S)		330,000	348,150
Carrols Restaurant Group, Inc.
8.000%, 05/01/2022		590,000	635,725
CCO Holdings LLC
5.750%, 02/15/2026 (S)		1,260,000	1,304,100
CEC Entertainment, Inc.
8.000%, 02/15/2022		230,000	234,600
Cengage Learning, Inc.
9.500%, 06/15/2024 (S)		540,000	479,250
Charter Communications Operating LLC
4.908%, 07/23/2025		1,550,000	1,631,559
6.484%, 10/23/2045		450,000	519,338
CSC Holdings LLC
6.625%, 10/15/2025 (S)		720,000	786,600
10.125%, 01/15/2023 (S)		355,000	410,025
10.875%, 10/15/2025 (S)		290,000	345,100

High Yield Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
CTP Transportation Products LLC
8.250%, 12/15/2019 (S)	$630,000	$543,375
DISH DBS Corp.
5.875%, 07/15/2022 to 11/15/2024	1,900,000	1,969,670
7.750%, 07/01/2026	830,000	935,825
Dollar Tree, Inc. 5.750%, 03/01/2023	550,000	582,351
ESH Hospitality, Inc.
5.250%, 05/01/2025 (S)	770,000	766,150
Fontainebleau Las Vegas Holdings LLC
10.250%, 06/15/2015 (H)(S)	3,600,425	360
GameStop Corp.
5.500%, 10/01/2019 (S)	530,000	542,588
6.750%, 03/15/2021 (L)(S)	510,000	513,825
General Motors Company
6.600%, 04/01/2036	140,000	159,798
6.750%, 04/01/2046	60,000	70,241
Gibson Brands, Inc.
8.875%, 08/01/2018 (S)	990,000	915,750
GLP Capital LP 5.375%, 04/15/2026	670,000	698,743
Greektown Holdings LLC
8.875%, 03/15/2019 (S)	330,000	346,913
Guitar Center, Inc.
6.500%, 04/15/2019 (S)	440,000	399,300
9.625%, 04/15/2020 (S)	1,140,000	843,600
Hanesbrands, Inc.
4.625%, 05/15/2024 (S)	200,000	194,000
4.875%, 05/15/2026 (S)	180,000	175,950
Hilton Worldwide Finance LLC
5.625%, 10/15/2021	200,000	206,600
iHeartCommunications, Inc., PIK
14.000%, 02/01/2021	868,398	331,077
IHO Verwaltungs GmbH, PIK
4.125%, 09/15/2021 (S)	260,000	262,600
4.750%, 09/15/2026 (S)	250,000	241,250
Jack Ohio Finance LLC
6.750%, 11/15/2021 (S)	1,040,000	1,053,000
L Brands, Inc. 6.875%, 11/01/2035	710,000	724,200
Landry’s, Inc. 6.750%, 10/15/2024 (S)	900,000	913,500
Levi Strauss & Company
5.000%, 05/01/2025	710,000	710,000
Lions Gate Entertainment Corp.
5.875%, 11/01/2024 (S)	250,000	253,750
MDC Partners, Inc.
6.500%, 05/01/2024 (L)(S)	740,000	666,000
MGM Growth Properties Operating
Partnership LP
4.500%, 09/01/2026 (S)	500,000	480,000
MGM Resorts International
4.625%, 09/01/2026	650,000	625,625
6.625%, 12/15/2021	130,000	145,275
Mohegan Tribal Gaming Authority
7.875%, 10/15/2024 (S)	610,000	622,200
Monitronics International, Inc.
9.125%, 04/01/2020	390,000	367,575
NCL Corp., Ltd.
4.625%, 11/15/2020 (S)	420,000	427,350
4.750%, 12/15/2021 (S)	810,000	809,498
Neiman Marcus Group, Ltd. LLC
8.000%, 10/15/2021 (S)	570,000	423,225
Neiman Marcus Group, Ltd., LLC, PIK
8.750%, 10/15/2021 (L)(S)	210,000	148,575
Netflix, Inc. 5.875%, 02/15/2025	1,080,000	1,165,050

The accompanying notes are an integral part of the financial statements.	42

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
New Red Finance, Inc.
4.625%, 01/15/2022 (S)	$613,000	$625,260
6.000%, 04/01/2022 (S)	560,000	585,200
Newell Brands, Inc. 5.000%, 11/15/2023	250,000	268,037
PulteGroup, Inc. 5.500%, 03/01/2026	720,000	714,600
Sally Holdings LLC 5.625%, 12/01/2025	630,000	655,200
Scientific Games International, Inc.
7.000%, 01/01/2022 (S)	560,000	600,600
Service Corp. International
5.375%, 05/15/2024	200,000	208,500
7.500%, 04/01/2027	480,000	556,800
Shea Homes LP
5.875%, 04/01/2023 (S)	100,000	97,500
6.125%, 04/01/2025 (S)	970,000	938,475
Speedway Motorsports, Inc.
5.125%, 02/01/2023	610,000	608,475
Taylor Morrison Communities, Inc.
5.875%, 04/15/2023 (S)	840,000	852,600
The Goodyear Tire & Rubber Company
5.000%, 05/31/2026	330,000	328,495
5.125%, 11/15/2023	590,000	607,700
The ServiceMaster Company LLC
5.125%, 11/15/2024 (S)	630,000	639,450
The William Carter Company
5.250%, 08/15/2021	550,000	569,938
Time Warner Cable LLC
7.300%, 07/01/2038	440,000	540,468
Univision Communications, Inc.
5.125%, 02/15/2025 (S)	400,000	382,500
Viacom, Inc.
3.450%, 10/04/2026	680,000	627,524
4.375%, 03/15/2043	800,000	636,130
Viking Cruises, Ltd.
6.250%, 05/15/2025 (S)	545,000	506,850
8.500%, 10/15/2022 (S)	230,000	238,625
Virgin Media Finance PLC
6.000%, 10/15/2024 (S)	1,680,000	1,730,400
Virgin Media Secured Finance PLC
5.500%, 08/15/2026 (S)	200,000	199,500
Vista Outdoor, Inc. 5.875%, 10/01/2023	640,000	670,003
William Lyon Homes, Inc.
5.750%, 04/15/2019	580,000	585,800
7.000%, 08/15/2022	180,000	186,300
8.500%, 11/15/2020	370,000	386,650
Woodside Homes Company LLC
6.750%, 12/15/2021 (S)	1,080,000	1,042,199
ZF North America Capital, Inc.
4.500%, 04/29/2022 (S)	560,000	577,500
4.750%, 04/29/2025 (S)	670,000	681,725
Ziggo Secured Finance BV
5.500%, 01/15/2027 (S)	690,000	672,612
		50,735,091
Consumer staples - 5.5%
AdvancePierre Foods Holdings, Inc.
5.500%, 12/15/2024 (S)	590,000	595,534
Alliance One International, Inc.
8.500%, 04/15/2021 (L)(S)	280,000	284,200
9.875%, 07/15/2021	820,000	703,150
Beverages & More, Inc.
10.000%, 11/15/2018 (S)	970,000	923,925
Carolina Beverage Group LLC
10.625%, 08/01/2018 (S)	790,000	734,700

High Yield Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Central Garden & Pet Company
6.125%, 11/15/2023	$380,000	$400,900
Century Intermediate Holding
Company 2, PIK
9.750%, 02/15/2019 (S)	1,070,000	1,061,975
Constellation Brands, Inc.
4.750%, 11/15/2024 to 12/01/2025	1,030,000	1,093,105
Dole Food Company, Inc.
7.250%, 05/01/2019 (S)	370,000	377,400
DS Services of America, Inc.
10.000%, 09/01/2021 (S)	630,000	690,638
FAGE International SA
5.625%, 08/15/2026 (S)	300,000	300,750
Kraft Heinz Foods Company
4.875%, 02/15/2025 (S)	408,000	439,908
7.125%, 08/01/2039 (S)	440,000	559,687
Lamb Weston Holdings, Inc.
4.625%, 11/01/2024 (S)	830,000	832,075
4.875%, 11/01/2026 (S)	490,000	484,794
Pilgrim’s Pride Corp.
5.750%, 03/15/2025 (S)	980,000	980,000
Post Holdings, Inc.
5.000%, 08/15/2026 (S)	740,000	708,550
Simmons Foods, Inc.
7.875%, 10/01/2021 (S)	1,160,000	1,194,800
Spectrum Brands, Inc.
5.750%, 07/15/2025	860,000	892,250
6.125%, 12/15/2024	490,000	516,950
		13,775,291
Energy - 14.4%
Berry Petroleum Company LLC
6.375%, 09/15/2022 (H)	510,000	325,125
6.750%, 11/01/2020 (H)	1,700,000	1,083,750
Blue Racer Midstream LLC
6.125%, 11/15/2022 (S)	630,000	630,000
Calumet Specialty Products Partners LP
11.500%, 01/15/2021 (S)	750,000	856,875
Carrizo Oil & Gas, Inc.
6.250%, 04/15/2023	310,000	317,750
7.500%, 09/15/2020	250,000	258,750
CGG SA
6.500%, 06/01/2021	1,350,000	621,000
6.875%, 01/15/2022	200,000	92,000
Cheniere Corpus Christi Holdings LLC
5.875%, 03/31/2025 (S)	900,000	918,000
Chesapeake Energy Corp.
4.130%, 04/15/2019 (P)	130,000	130,650
4.875%, 04/15/2022	290,000	264,625
5.375%, 06/15/2021	280,000	262,500
5.750%, 03/15/2023	310,000	291,400
6.125%, 02/15/2021	270,000	263,250
6.875%, 11/15/2020	129,000	129,000
8.000%, 01/15/2025 (L)(S)	280,000	285,600
Concho Resources, Inc.
5.500%, 04/01/2023	770,000	797,951
Continental Resources, Inc.
4.500%, 04/15/2023	110,000	107,800
4.900%, 06/01/2044	540,000	461,700
Crestwood Midstream Partners LP
6.125%, 03/01/2022	1,080,000	1,107,000
6.250%, 04/01/2023	260,000	265,200
CrownRock LP 7.750%, 02/15/2023 (S)	590,000	637,200

The accompanying notes are an integral part of the financial statements.	43

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
DCP Midstream LLC
6.750%, 09/15/2037 (S)	$610,000	$616,100
Diamondback Energy, Inc.
4.750%, 11/01/2024 (S)	220,000	215,600
5.375%, 05/31/2025 (S)	220,000	221,254
Endeavor Energy Resources LP
7.000%, 08/15/2021 (S)	480,000	499,200
Ensco PLC
4.700%, 03/15/2021	110,000	105,811
5.750%, 10/01/2044	450,000	326,250
EP Energy LLC
6.375%, 06/15/2023	660,000	521,400
7.750%, 09/01/2022	160,000	129,600
8.000%, 11/29/2024 (S)	250,000	268,675
9.375%, 05/01/2020	540,000	497,810
EV Energy Partners LP
8.000%, 04/15/2019	220,000	155,100
Extraction Oil & Gas Holdings LLC
7.875%, 07/15/2021 (S)	460,000	492,200
Gulfport Energy Corp.
6.000%, 10/15/2024 (S)	480,000	488,400
Holly Energy Partners LP
6.000%, 08/01/2024 (S)	210,000	218,925
KCA Deutag UK Finance PLC
7.250%, 05/15/2021 (S)	680,000	603,500
Kinder Morgan, Inc.
7.750%, 01/15/2032	660,000	807,850
Laredo Petroleum, Inc.
7.375%, 05/01/2022	280,000	290,150
MEG Energy Corp.
6.375%, 01/30/2023 (S)	688,000	612,320
Murray Energy Corp.
11.250%, 04/15/2021 (S)	760,000	587,100
NGL Energy Partners LP
7.500%, 11/01/2023 (S)	570,000	588,525
NGPL PipeCo LLC
7.119%, 12/15/2017 (S)	600,000	625,500
9.625%, 06/01/2019 (S)	50,000	52,375
Oasis Petroleum, Inc.
6.875%, 03/15/2022 to 01/15/2023	220,000	225,500
Parsley Energy LLC
6.250%, 06/01/2024 (S)	230,000	242,029
Petrobras Global Finance BV
6.850%, 06/05/2115	410,000	332,100
Pride International, Inc.
7.875%, 08/15/2040	360,000	322,200
QEP Resources, Inc.
5.250%, 05/01/2023	430,000	431,075
6.875%, 03/01/2021	320,000	340,000
Range Resources Corp.
4.875%, 05/15/2025	360,000	348,750
Rice Energy, Inc.
6.250%, 05/01/2022	450,000	462,375
7.250%, 05/01/2023	100,000	106,000
Rockies Express Pipeline LLC
5.625%, 04/15/2020 (S)	310,000	326,275
6.875%, 04/15/2040 (S)	1,250,000	1,243,750
7.500%, 07/15/2038 (S)	100,000	102,500
Rose Rock Midstream LP
5.625%, 11/15/2023	810,000	789,750
RSP Permian, Inc.
5.250%, 01/15/2025 (S)	1,060,000	1,065,300

High Yield Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Sabine Pass Liquefaction LLC
5.000%, 03/15/2027 (S)	$490,000	$494,288
5.750%, 05/15/2024	350,000	375,375
Sanchez Energy Corp.
6.125%, 01/15/2023	290,000	275,500
7.750%, 06/15/2021	530,000	539,275
Shelf Drilling Holdings, Ltd.
8.625%, 11/01/2018 (S)	640,000	537,600
SM Energy Company
5.000%, 01/15/2024	150,000	141,375
5.625%, 06/01/2025	330,000	318,450
Summit Midstream Holdings LLC
5.500%, 08/15/2022	120,000	117,000
7.500%, 07/01/2021	230,000	241,500
Targa Resources Partners LP
4.125%, 11/15/2019	130,000	131,625
4.250%, 11/15/2023	620,000	592,875
5.125%, 02/01/2025 (S)	170,000	168,725
5.375%, 02/01/2027 (S)	170,000	168,300
6.375%, 08/01/2022	525,000	543,375
Teine Energy, Ltd.
6.875%, 09/30/2022 (S)	630,000	643,388
Tesoro Corp. 4.750%, 12/15/2023 (S)	390,000	391,950
Tesoro Logistics LP
5.250%, 01/15/2025	480,000	490,200
5.500%, 10/15/2019	150,000	158,625
6.125%, 10/15/2021	60,000	63,000
6.250%, 10/15/2022	70,000	74,200
6.375%, 05/01/2024	170,000	181,900
The Williams Companies, Inc.
3.700%, 01/15/2023	300,000	289,483
4.550%, 06/24/2024	910,000	903,175
7.500%, 01/15/2031	880,000	992,200
8.750%, 03/15/2032	60,000	72,450
Whiting Petroleum Corp.
5.750%, 03/15/2021 (L)	490,000	487,962
6.250%, 04/01/2023 (L)	140,000	140,000
WPX Energy, Inc.
6.000%, 01/15/2022	100,000	102,500
8.250%, 08/01/2023	740,000	826,950
		35,831,621
Financials - 7.1%
Ally Financial, Inc.
3.500%, 01/27/2019	650,000	653,250
8.000%, 11/01/2031	330,000	382,774
Bank of America Corp. (6.500% to
10/23/2024, then 3 month
LIBOR + 4.174%) 10/23/2024 (Q)	520,000	543,400
Barclays Bank PLC 7.625%, 11/21/2022	200,000	219,500
BNP Paribas SA (7.375% to
08/19/2025, then 5 Year U.S.
Swap Rate + 5.150%)
08/19/2025 (Q)(S)	390,000	392,416
CIT Group, Inc.
5.000%, 08/15/2022 to 08/01/2023	1,110,000	1,149,075
5.375%, 05/15/2020	1,020,000	1,083,750
Citigroup, Inc. (5.950% to
05/15/2025, then 3 month LIBOR +
3.905%) 05/15/2025 (Q)	780,000	770,406
Citigroup, Inc. (6.300% to
05/15/2024, then 3 month LIBOR +
3.423%) 05/15/2024 (Q)	1,060,000	1,050,990

The accompanying notes are an integral part of the financial statements.	44

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
CNO Financial Group, Inc.
4.500%, 05/30/2020	$200,000	$205,000
5.250%, 05/30/2025	1,010,000	1,008,738
Compiler Finance Sub, Inc.
7.000%, 05/01/2021 (S)	430,000	197,800
Cooperatieve Rabobank UA
5.250%, 08/04/2045	270,000	292,793
Credit Agricole SA (8.125% to
12/23/2025, then 5 Year U.S.
Swap Rate + 6.185%)
12/23/2025 (Q)(S)	290,000	305,213
Donnelley Financial Solutions, Inc.
8.250%, 10/15/2024 (S)	590,000	600,325
Fidelity & Guaranty Life Holdings, Inc.
6.375%, 04/01/2021 (S)	340,000	338,300
FirstCash, Inc. 6.750%, 04/01/2021	480,000	495,600
Genworth Holdings, Inc.
4.900%, 08/15/2023	320,000	264,000
7.700%, 06/15/2020	570,000	551,304
Globe Luxembourg SCA
9.625%, 05/01/2018 (S)	820,000	809,750
HSBC Holdings PLC (6.375% to
03/30/2025, then 5 Year U.S.
ISDAFIX + 4.368%)
03/30/2025 (L)(Q)	620,000	616,900
Navient Corp.
5.875%, 03/25/2021 to 10/25/2024	590,000	590,250
6.625%, 07/26/2021	210,000	222,075
8.000%, 03/25/2020	1,140,000	1,264,716
8.450%, 06/15/2018	1,100,000	1,185,250
Quicken Loans, Inc.
5.750%, 05/01/2025 (S)	1,220,000	1,186,450
Royal Bank of Scotland Group PLC
(8.625% to 08/15/2021, then
5 Year U.S. Swap Rate + 7.598%)
08/15/2021 (Q)	470,000	479,400
The Royal Bank of Scotland NV
7.750%, 05/15/2023	210,000	234,426
TMX Finance LLC
8.500%, 09/15/2018 (S)	790,000	689,275
		17,783,126
Health care - 6.4%
AMAG Pharmaceuticals, Inc.
7.875%, 09/01/2023 (S)	450,000	450,000
BioScrip, Inc. 8.875%, 02/15/2021	620,000	465,000
Centene Corp.
4.750%, 05/15/2022 to 01/15/2025	1,340,000	1,330,788
5.625%, 02/15/2021	240,000	252,336
6.125%, 02/15/2024	250,000	263,438
DaVita, Inc.
5.000%, 05/01/2025	650,000	639,438
5.125%, 07/15/2024	50,000	49,875
5.750%, 08/15/2022	180,000	188,100
DJO Finance LLC 10.750%, 04/15/2020	90,000	75,600
DJO Finco, Inc. 8.125%, 06/15/2021 (S)	950,000	824,125
DPx Holdings BV
7.500%, 02/01/2022 (S)	150,000	158,625
Greatbatch, Ltd.
9.125%, 11/01/2023 (S)	520,000	518,700
HCA, Inc.
5.250%, 04/15/2025 to 06/15/2026	480,000	497,000
5.875%, 02/15/2026	1,500,000	1,545,000
7.500%, 02/15/2022	210,000	238,350

High Yield Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
IASIS Healthcare LLC
8.375%, 05/15/2019	$980,000	$852,600
Immucor, Inc.
11.125%, 08/15/2019	100,000	94,000
Mallinckrodt International Finance SA
3.500%, 04/15/2018	120,000	119,850
4.750%, 04/15/2023	140,000	121,800
MPH Acquisition Holdings LLC
7.125%, 06/01/2024 (S)	1,400,000	1,473,640
Tenet Healthcare Corp.
6.750%, 06/15/2023	1,160,000	1,020,800
7.500%, 01/01/2022 (S)	370,000	385,725
8.125%, 04/01/2022	250,000	235,875
Universal Hospital Services, Inc.
7.625%, 08/15/2020	1,020,000	1,009,800
Valeant Pharmaceuticals International, Inc.
5.375%, 03/15/2020 (S)	180,000	152,100
5.500%, 03/01/2023 (S)	1,950,000	1,462,500
5.875%, 05/15/2023 (S)	800,000	604,000
6.125%, 04/15/2025 (S)	220,000	165,275
6.375%, 10/15/2020 (S)	110,000	94,497
7.000%, 10/01/2020 (S)	380,000	327,513
7.250%, 07/15/2022 (S)	110,000	89,925
7.500%, 07/15/2021 (S)	230,000	194,925
		15,901,200
Industrials - 10.0%
ACCO Brands Corp.
5.250%, 12/15/2024 (S)	440,000	443,027
AerCap Ireland Capital, Ltd.
4.625%, 10/30/2020 to 07/01/2022	510,000	528,900
5.000%, 10/01/2021	150,000	157,688
Allison Transmission, Inc.
5.000%, 10/01/2024 (S)	1,040,000	1,050,400
American Airlines 2013-1 Class B Pass
Through Trust
5.625%, 01/15/2021 (S)	755,450	781,890
American Airlines 2013-2 Class B Pass
Through Trust 5.600%, 01/15/2022 (S)	741,272	769,070
American Builders & Contractors Supply
Company, Inc.
5.625%, 04/15/2021 (S)	1,180,000	1,215,400
5.750%, 12/15/2023 (S)	350,000	360,500
Ashtead Capital, Inc.
6.500%, 07/15/2022 (S)	520,000	544,700
Ashton Woods USA LLC
6.875%, 02/15/2021 (S)	270,000	259,875
Ausdrill Finance Pty, Ltd.
6.875%, 11/01/2019 (S)	380,000	378,100
CBC Ammo LLC
7.250%, 11/15/2021 (S)	1,210,000	1,188,825
Flexi-Van Leasing, Inc.
7.875%, 08/15/2018 (S)	900,000	819,000
Florida East Coast Holdings Corp.
6.750%, 05/01/2019 (S)	360,000	372,600
GFL Environmental, Inc.
9.875%, 02/01/2021 (S)	650,000	715,000
H&E Equipment Services, Inc.
7.000%, 09/01/2022	1,080,000	1,136,700
International Lease Finance Corp.
8.250%, 12/15/2020	780,000	908,700
8.625%, 01/15/2022	30,000	36,038
International Wire Group, Inc.
10.750%, 08/01/2021 (S)	470,000	441,800

The accompanying notes are an integral part of the financial statements.	45

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
LMI Aerospace, Inc.
7.375%, 07/15/2019	$430,000	$428,925
Michael Baker Holdings LLC, PIK
9.625%, 04/15/2019 (S)	1,109,963	1,010,066
Michael Baker International LLC
8.250%, 10/15/2018 (S)	270,000	265,950
Navios Maritime Acquisition Corp.
8.125%, 11/15/2021 (S)	940,000	799,000
Neovia Logistics Intermediate Holdings
LLC, PIK 10.750%, 02/15/2018 (S)	1,066,212	703,700
NES Rentals Holdings, Inc.
7.875%, 05/01/2018 (S)	590,000	587,050
Prime Security Services Borrower LLC
9.250%, 05/15/2023 (S)	570,000	620,588
Ritchie Bros Auctioneers, Inc.
5.375%, 01/15/2025 (S)	570,000	581,400
Standard Industries, Inc.
5.125%, 02/15/2021 (S)	240,000	250,200
The ADT Corp.
3.500%, 07/15/2022	150,000	142,875
4.125%, 06/15/2023	90,000	85,950
6.250%, 10/15/2021	430,000	466,550
Ultrapetrol Bahamas, Ltd.
8.875%, 06/15/2021 (H)	930,000	176,700
United Airlines 2013-1 Class B Pass
Through Trust
5.375%, 02/15/2023	637,617	661,528
United Airlines 2014-1 Class B
Pass Through Trust
4.750%, 10/11/2023	292,692	292,692
United Rentals North America, Inc.
5.500%, 07/15/2025 to 05/15/2027	690,000	690,325
5.750%, 11/15/2024	620,000	651,000
7.625%, 04/15/2022	179,000	188,398
US Airways 2012-2 Class B
Pass Through Trust
6.750%, 12/03/2022	682,767	742,509
WESCO Distribution, Inc.
5.375%, 12/15/2021	550,000	567,875
West Corp.
4.750%, 07/15/2021 (S)	260,000	265,850
5.375%, 07/15/2022 (S)	1,260,000	1,217,475
XPO Logistics, Inc.
6.125%, 09/01/2023 (S)	440,000	459,800
6.500%, 06/15/2022 (S)	810,000	850,500
		24,815,119
Information technology - 1.1%
Activision Blizzard, Inc.
6.125%, 09/15/2023 (S)	270,000	295,410
CommScope, Inc.
4.375%, 06/15/2020 (S)	110,000	112,475
Diamond 1 Finance Corp.
5.875%, 06/15/2021 (S)	630,000	670,076
7.125%, 06/15/2024 (S)	360,000	399,500
First Data Corp.
5.000%, 01/15/2024 (S)	500,000	502,660
7.000%, 12/01/2023 (S)	110,000	117,150
Interface Security Systems Holdings, Inc.
9.250%, 01/15/2018	420,000	417,900
Match Group, Inc.
6.375%, 06/01/2024	340,000	358,700
		2,873,871

High Yield Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials - 9.7%
Alcoa Nederland Holding BV
6.750%, 09/30/2024 (S)	$330,000	$358,050
7.000%, 09/30/2026 (S)	830,000	908,850
Anglo American Capital PLC
4.125%, 04/15/2021 to 09/27/2022 (S)	660,000	669,053
4.875%, 05/14/2025 (S)	330,000	334,538
ArcelorMittal 6.125%, 06/01/2025 (L)	300,000	328,500
Arconic, Inc. 5.125%, 10/01/2024	480,000	492,000
Ardagh Packaging Finance PLC
4.625%, 05/15/2023 (S)	600,000	594,750
7.250%, 05/15/2024 (S)	650,000	682,500
Axalta Coating Systems LLC
4.875%, 08/15/2024 (S)	520,000	520,000
Barminco Finance Pty, Ltd.
9.000%, 06/01/2018 (L)(S)	440,000	452,100
BHP Billiton Finance USA, Ltd.
(6.750% to 10/19/2025, then 5 Year
U.S. Swap Rate + 5.093%)
6.750%, 10/19/2075 (S)	450,000	505,125
BWAY Holding Company
9.125%, 08/15/2021 (S)	610,000	643,550
Cemex SAB de CV
5.700%, 01/11/2025 (S)	220,000	221,650
6.125%, 05/05/2025 (L)(S)	270,000	276,075
Coveris Holdings SA
7.875%, 11/01/2019 (S)	440,000	436,700
Crown Americas LLC
4.250%, 09/30/2026 (S)	300,000	282,750
Eagle Materials, Inc.
4.500%, 08/01/2026	480,000	478,800
Eco Services Operations LLC
8.500%, 11/01/2022 (S)	580,000	616,250
FMG Resources August 2006 Pty, Ltd.
9.750%, 03/01/2022 (S)	580,000	672,841
Freeport-McMoRan, Inc.
3.100%, 03/15/2020	10,000	9,750
3.550%, 03/01/2022	530,000	492,900
3.875%, 03/15/2023	260,000	238,550
5.450%, 03/15/2043	360,000	297,907
6.125%, 06/15/2019 (S)	190,000	194,275
6.625%, 05/01/2021 (S)	130,000	132,275
6.750%, 02/01/2022 (S)	200,000	205,500
6.875%, 02/15/2023 (S)	1,910,000	2,005,500
Hardwoods Acquisition, Inc.
7.500%, 08/01/2021 (S)	670,000	566,150
HIG BBC Intermediate Holdings
LLC, PIK
11.250%, 09/15/2018 (S)	354,361	336,643
Hudbay Minerals, Inc.
7.250%, 01/15/2023 (S)	340,000	351,900
7.625%, 01/15/2025 (S)	780,000	810,716
Kissner Holdings LP
8.375%, 12/01/2022 (S)	560,000	565,600
Midwest Vanadium Pty, Ltd.
11.500%, 02/15/2018 (H)(S)	933,844	14,008
Novelis Corp.
5.875%, 09/30/2026 (S)	440,000	444,400
NWH Escrow Corp.
7.500%, 08/01/2021 (S)	220,000	184,800
Pactiv LLC
7.950%, 12/15/2025	380,000	402,800
8.375%, 04/15/2027	1,510,000	1,649,675

The accompanying notes are an integral part of the financial statements.	46

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Reynolds Group Issuer, Inc.
5.125%, 07/15/2023 (S)	$390,000	$396,338
7.000%, 07/15/2024 (S)	1,450,000	1,540,625
Steel Dynamics, Inc.
5.000%, 12/15/2026 (S)	410,000	408,463
Teck Resources, Ltd.
3.000%, 03/01/2019	730,000	730,000
8.000%, 06/01/2021 (L)(S)	940,000	1,034,000
The Scotts Miracle-Gro Company
5.250%, 12/15/2026 (S)	270,000	270,000
U.S. Concrete, Inc.
6.375%, 06/01/2024	360,000	380,700
Valvoline, Inc.
5.500%, 07/15/2024 (S)	650,000	672,750
Westlake Chemical Corp.
4.625%, 02/15/2021 (S)	235,000	243,225
4.875%, 05/15/2023 (S)	20,000	20,750
		24,074,282
Real estate - 2.1%
Care Capital Properties LP
5.125%, 08/15/2026 (S)	270,000	262,652
Communications Sales & Leasing, Inc.
6.000%, 04/15/2023 (S)	300,000	309,750
8.250%, 10/15/2023	130,000	137,800
CoreCivic, Inc.
4.625%, 05/01/2023	130,000	128,050
5.000%, 10/15/2022	400,000	399,000
Corrections Corp. of America
4.125%, 04/01/2020	90,000	89,775
CTR Partnership LP
5.875%, 06/01/2021	1,030,000	1,048,025
Greystar Real Estate Partners LLC
8.250%, 12/01/2022 (S)	660,000	714,450
Iron Mountain, Inc.
6.000%, 10/01/2020 (S)	840,000	886,200
MPT Operating Partnership LP
5.250%, 08/01/2026	250,000	245,000
6.375%, 03/01/2024	280,000	292,950
The GEO Group, Inc.
5.125%, 04/01/2023	10,000	9,600
5.875%, 10/15/2024	750,000	739,688
		5,262,940
Telecommunication services - 8.6%
CenturyLink, Inc. 5.625%, 04/01/2025	420,000	399,000
Cogent Communications Group, Inc.
5.375%, 03/01/2022 (S)	1,550,000	1,600,375
Frontier Communications Corp.
10.500%, 09/15/2022	280,000	294,364
11.000%, 09/15/2025	830,000	856,975
Intelsat Jackson Holdings SA
5.500%, 08/01/2023	1,170,000	788,346
7.250%, 10/15/2020	30,000	23,250
7.500%, 04/01/2021	50,000	38,125
8.000%, 02/15/2024 (S)	1,060,000	1,089,150
Level 3 Financing, Inc.
5.250%, 03/15/2026 (S)	210,000	207,900
5.625%, 02/01/2023	400,000	410,000
Oi Brasil Holdings Cooperatief UA
5.750%, 02/10/2022 (H)(S)	1,020,000	321,300
SFR Group SA
6.000%, 05/15/2022 (S)	580,000	595,225
6.250%, 05/15/2024 (S)	520,000	522,600
7.375%, 05/01/2026 (S)	2,170,000	2,216,113

High Yield Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Telecommunication services (continued)
Sprint Capital Corp.
8.750%, 03/15/2032	$1,600,000	$1,760,000
Sprint Communications, Inc.
11.500%, 11/15/2021	470,000	576,925
Sprint Corp.
7.250%, 09/15/2021	1,850,000	1,965,625
7.625%, 02/15/2025 (L)	550,000	578,188
7.875%, 09/15/2023	2,690,000	2,871,575
T-Mobile USA, Inc.
6.500%, 01/15/2026	1,160,000	1,254,250
Telecom Italia SpA
5.303%, 05/30/2024 (S)	1,350,000	1,316,250
Windstream Services LLC
7.500%, 04/01/2023 (L)	920,000	885,500
7.750%, 10/15/2020	620,000	637,360
7.750%, 10/01/2021 (L)	250,000	257,000
		21,465,396

Utilities - 2.0%
AES Corp.
4.875%, 05/15/2023	470,000	464,219
5.500%, 03/15/2024 to 04/15/2025	515,000	515,438
Miran Mid-Atlantic Series C
Pass Through Trust
10.060%, 12/30/2028	1,558,871	1,328,938
NRG Energy, Inc.
6.625%, 01/15/2027 (S)	170,000	160,650
7.250%, 05/15/2026 (S)	440,000	437,800
NRG REMA LLC
9.237%, 07/02/2017	183,757	147,005
9.681%, 07/02/2026	1,291,000	832,695
Red Oak Power LLC
9.200%, 11/30/2029	1,030,000	1,069,913
		4,956,658
TOTAL CORPORATE BONDS (Cost $220,727,841)		$217,474,595

CAPITAL PREFERRED SECURITIES - 0.4%
Financials - 0.4%
ILFC E-Capital Trust I
4.670%, 12/21/2065 (P)(S)	1,000,000	877,500
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $839,811)		$877,500

CONVERTIBLE BONDS - 0.2%
Consumer discretionary - 0.1%
Dish Network Corp.
3.375%, 08/15/2026 (S)	148,000	168,443
Energy - 0.0%
Chesapeake Energy Corp.
5.500%, 10/05/2026 (S)	120,000	129,900
Information technology - 0.1%
Finisar Corp. 0.500%, 12/15/2036 (S)	150,000	151,219
Materials - 0.0%
Mirabela Nickel, Ltd., PIK
9.500%, 06/24/2019 (H)(S)	776,562	66,008
TOTAL CONVERTIBLE BONDS (Cost $1,182,220)		$515,570

The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (M) - 3.7%
Consumer discretionary - 0.9%
CWGS Group LLC 4.500%, 11/08/2023	$810,000	$821,810
Equinox Holdings, Inc.
9.750%, 07/31/2020	630,000	632,627
Spencer Gifts LLC 9.250%, 06/29/2022	630,000	519,750
TOMS Shoes LLC 6.500%, 10/28/2020	461,775	337,096
		2,311,283
Energy - 1.6%
Chesapeake Energy Corp.
8.500%, 08/23/2021	400,000	434,832
Eastern Power LLC 5.000%, 10/02/2021	997,510	1,005,490
Hercules Offshore, Inc.
10.500%, 05/06/2020 (H)	660,432	594,362
Magnum Hunter Resources Corp.
8.000%, 05/06/2019	177,099	177,099
Murray Energy Corp.
8.250%, 04/16/2020	379,683	361,887
Panda Temple Power II LLC
7.250%, 04/03/2019	267,970	244,523
Panda Temple Power LLC
7.250%, 03/04/2022	717,225	627,572
Westmoreland Coal Company
7.500%, 12/16/2020	464,868	416,057
		3,861,822
Health care - 0.7%
Immucor, Inc.
5.000%, 08/17/2018	293,891	283,605
Lantheus Medical Imaging, Inc.
7.000%, 06/30/2022	459,917	459,917
Radnet Management, Inc.
8.000%, 03/25/2021	933,333	919,333
		1,662,855
Industrials - 0.3%
Commercial Barge Line Company
9.750%, 11/12/2020	837,375	781,547
Information technology - 0.2%
Ancestry.com Holdings LLC
9.250%, 10/19/2024	560,000	571,200
Materials - 0.0%
Essar Steel Algoma, Inc.
7.500%, 08/09/2019 (H)	316,800	108,504
TOTAL TERM LOANS (Cost $9,835,876)		$9,297,211

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.4%
Commercial and residential - 0.4%
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank),
Series 2015-LC21, Class E
3.250%, 07/10/2048 (S)	600,000	311,247
JPMBB Commercial Mortgage Securities
Trust, Series 2015-C31, Class E
4.618%, 08/15/2048 (P)(S)	500,000	317,302
Wells Fargo Commercial Mortgage Trust,
Series 2015-C28, Class E
3.000%, 05/15/2048 (S)	500,000	250,964
		879,513
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $1,064,369)		$879,513

High Yield Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES - 2.0%
AMMC CLO 16, Ltd.,
Series 2015-16A, Class E
6.481%, 04/14/2027 (P)(S)	$400,000	$365,138
Avery Point VI CLO, Ltd.,
Series 2015-6A, Class E1
6.381%, 08/05/2027 (P)(S)	750,000	693,800
Babson CLO, Ltd.,
Series 2015-2A, Class E
6.431%, 07/20/2027 (P)(S)	500,000	467,171
Carlyle Global Market Strategies CLO,
Ltd., Series 2015-2A, Class D
6.186%, 04/27/2027 (P)(S)	500,000	461,628
Cumberland Park CLO, Ltd.,
Series 2015-2A, Class E
5.881%, 07/20/2026 (P)(S)	750,000	672,525
Galaxy XX CLO, Ltd.,
Series 2015-20A, Class E
6.381%, 07/20/2027 (P)(S)	250,000	229,506
Goldentree Loan Opportunities X, Ltd.,
Series 2015-10A, Class E2
6.081%, 07/20/2027 (P)(S)	500,000	453,644
Jamestown CLO VIII, Ltd.,
Series 2015-8A, Class D2
7.630%, 01/15/2028 (P)(S)	750,000	738,996
Neuberger Berman CLO XIX, Ltd.,
Series 2015-19A, Class D
5.878%, 07/15/2027 (P)(S)	500,000	453,413
Oaktree CLO, Ltd.,
Series 2015-1A, Class D
6.481%, 10/20/2027 (P)(S)	350,000	321,722
Treman Park CLO, Ltd.,
Series 2015-1A, Class E
7.081%, 04/20/2027 (P)(S)	250,000	242,317
TOTAL ASSET BACKED SECURITIES (Cost $5,139,351)		$5,099,860

COMMON STOCKS - 1.5%
Consumer discretionary - 0.3%
Bossier Casino Venture Holdco,
Inc. (I)(S)	43,365	452,297
New Cotai LLC (I)	3	79,057
Red Rock Resorts, Inc., Class A	5,073	117,643
Vertis Holdings, Inc. (I)	69,391	0
		648,997
Energy - 1.1%
Hercules Offshore, Inc. (I)(L)	45,689	51,629
KCAD Holdings I, Ltd. (I)	165,553,563	1,539,648
Magnum Hunter Resources Corp. (I)	97,579	1,048,974
MWO Holdings LLC (I)	445	172,006
		2,812,257
Industrials - 0.1%
DeepOcean Group Holdings AS (I)	83,286	272,345
Materials - 0.0%
Mirabela Nickel, Ltd. (I)	2,045,076	1
TOTAL COMMON STOCKS (Cost $10,604,410)		$3,733,600

PREFERRED SECURITIES - 1.3%
Financials - 1.0%
GMAC Capital Trust I, 6.691% (P)	100,372	2,549,449
Health care - 0.3%
Allergan PLC, 5.500%	810	617,593
TOTAL PREFERRED SECURITIES (Cost $3,114,126)		$3,167,042

The accompanying notes are an integral part of the financial statements.	48

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value
ESCROW CERTIFICATES - 0.0%
Consumer discretionary - 0.0%
Adelphia Communications Corp.
7.750%, 01/15/2049 (I)	3,000,000	$0
9.875%, 03/01/2049 (I)	2,050,000	0
10.250%, 11/01/2049 (I)	1,025,000	0
		0
Health care - 0.0%
Magellan Health, Inc.
9.750%, 05/15/2020 (I)	1,930,000	500
TOTAL ESCROW CERTIFICATES (Cost $435,127)		$500

SECURITIES LENDING COLLATERAL - 2.2%
John Hancock
Collateral Trust, 0.7390% (W)(Y)	550,054	5,504,112
TOTAL SECURITIES LENDING
COLLATERAL (Cost $5,504,327)		$5,504,112

SHORT-TERM INVESTMENTS - 0.4%
Money market funds - 0.4%
State Street Institutional Treasury Plus
Money Market Fund, Premier Class,
0.3892% (Y)	1,090,834	1,090,834
TOTAL SHORT-TERM INVESTMENTS (Cost $1,090,834)		$1,090,834
Total Investments (High Yield Trust)
(Cost $264,006,491) - 101.0%		$251,610,928
Other assets and liabilities, net - (1.0%)		(2,420,250)
TOTAL NET ASSETS - 100.0%		$249,190,678

Investment Quality Bond Trust

		Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 47.8%
U.S. Government - 13.7%
Treasury Inflation Protected Securities
0.125%, 07/15/2024		$7,831,474	$7,692,536
0.250%, 01/15/2025		7,649,968	7,522,527
U.S. Treasury Bonds
2.500%, 02/15/2045 to 02/15/2046		1,852,000	1,644,323
3.000%, 11/15/2044 to 11/15/2045		2,305,000	2,268,169
4.500%, 02/15/2036		3,867,000	4,884,346
5.375%, 02/15/2031		3,000	3,989
U.S. Treasury Notes
1.375%, 04/30/2021 (D)		2,873,000	2,815,830
1.500%, 08/15/2026		2,325,000	2,134,908
1.625%, 05/15/2026		3,317,000	3,088,243
1.750%, 09/30/2019 (D)		2,200,000	2,220,680
2.000%, 08/15/2025		6,420,000	6,209,899
2.750%, 02/15/2024		66,000	68,082
			40,553,532
U.S. Government Agency - 34.1%
Federal Home Loan Mortgage Corp.
3.000%, TBA (C)		2,300,000	2,356,961
3.000%, 04/01/2045 to 12/01/2046		14,467,511	14,383,576
3.500%, TBA (C)		9,200,000	9,416,291
4.000%, TBA (C)		12,300,000	12,912,598
4.500%, TBA (C)		2,200,000	2,359,831
5.000%, 12/01/2034		259,691	284,820
6.500%, 04/01/2029 to 08/01/2034		18,527	21,272
7.500%, 08/01/2025 to 05/01/2028		8,523	9,689

Investment Quality Bond Trust (continued)

		Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government (continued)
Federal National Mortgage Association
2.500%, TBA (C)		$7,100,000	$7,107,211
2.500%, 05/01/2030 to 04/01/2045		8,907,688	8,850,488
2.660%, 03/01/2027		815,000	789,159
2.720%, 03/01/2027		780,000	761,956
2.780%, 03/01/2027		349,000	342,297
2.970%, 06/01/2027 to 06/01/2030		1,281,000	1,255,293
3.000%, TBA (C)		8,200,000	8,403,078
3.500%, TBA (C)		14,300,000	14,649,598
3.500%, 06/01/2046		5,255,467	5,388,672
4.000%, TBA (C)		1,000,000	1,050,625
4.500%, TBA (C)		3,100,000	3,331,513
5.000%, TBA (C)		1,800,000	1,959,187
Government National Mortgage Association
3.500%, TBA (C)		2,400,000	2,493,000
4.000%, 11/15/2040 to 02/15/2042		99,657	106,373
4.500%, TBA (C)		2,300,000	2,454,629
6.000%, 08/15/2032 to 04/15/2035		78,538	90,560
6.500%, 06/15/2028 to 02/15/2035		42,574	48,857
7.000%, 11/15/2031 to 11/15/2033		267,349	309,549
8.000%, 07/15/2030		2,667	3,210
			101,140,293
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $143,970,782)			$141,693,825
FOREIGN GOVERNMENT OBLIGATIONS - 1.8%
Argentina - 0.1%
Republic of Argentina
2.260%, 12/31/2038 (P)	EUR	520,305	304,795
Brazil - 0.5%
Federative Republic of Brazil
5.000%, 01/27/2045		$200,000	162,240
5.625%, 01/07/2041		110,000	97,867
6.000%, 05/15/2017	BRL	1,249,000	1,141,298
10.000%, 01/01/2023		691,000	199,749
			1,601,154
Colombia - 0.2%
Republic of Colombia
4.250%, 05/17/2017	COP	872,824,680	294,565
5.000%, 06/15/2045		$345,000	327,319
			621,884
Mexico - 0.2%
Government of Mexico
5.000%, 12/11/2019	MXN	7,538,700	345,058
5.750%, 10/12/2110		$386,000	356,085
			701,143
Russia - 0.2%
Government of Russia
11.700%, 01/29/2020 (P)	RUB	24,707,000	416,851
Saudi Arabia - 0.2%
Kingdom of Saudi Arabia
2.375%, 10/26/2021 (S)		$275,000	267,007
4.500%, 10/26/2046 (S)		200,000	191,566
			458,573
Thailand - 0.2%
Bank of Thailand 1.490%, 02/23/2018	THB	16,325,000	454,860

The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Turkey - 0.1%
Republic of Turkey 6.000%, 01/14/2041	$418,000	$386,750
Uruguay - 0.1%
Republic of Uruguay 3.700%, 06/26/2037 UYU	1,197	33
5.100%, 06/18/2050	410,000	369,000
		369,033
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $5,415,356)		$5,315,043
CORPORATE BONDS - 32.3%
Consumer discretionary - 4.1%
21st Century Fox America, Inc.
3.375%, 11/15/2026 (S)	140,000	137,031
4.750%, 11/15/2046 (S)	25,000	25,026
7.750%, 01/20/2024	272,000	334,531
7.850%, 03/01/2039	225,000	301,799
AutoZone, Inc. 1.625%, 04/21/2019	80,000	79,250
Buffalo Thunder Development Authority
11.000%, 12/09/2022 (S)	57,240	17,854
CBS Corp. 4.000%, 01/15/2026	85,000	86,333
CCO Holdings LLC
5.125%, 02/15/2023	5,000	5,138
5.250%, 09/30/2022	15,000	15,525
5.750%, 09/01/2023	35,000	36,575
Charter Communications Operating LLC
3.579%, 07/23/2020	165,000	168,222
4.464%, 07/23/2022	455,000	475,004
4.908%, 07/23/2025	435,000	457,889
6.484%, 10/23/2045	785,000	905,957
Comcast Cable Communications LLC
8.500%, 05/01/2027	206,000	286,842
Comcast Corp.
1.625%, 01/15/2022	40,000	38,272
2.750%, 03/01/2023	665,000	659,532
3.400%, 07/15/2046	245,000	213,493
4.750%, 03/01/2044	195,000	208,738
Cox Communications, Inc.
3.350%, 09/15/2026 (S)	60,000	57,211
3.850%, 02/01/2025 (S)	165,000	161,621
4.800%, 02/01/2035 (S)	150,000	139,518
DISH DBS Corp. 6.750%, 06/01/2021	131,000	142,135
Ford Motor Company
4.346%, 12/08/2026	245,000	247,218
Ford Motor Credit Company LLC
1.461%, 03/27/2017	575,000	575,091
4.134%, 08/04/2025	215,000	215,321
General Motors Company
6.600%, 04/01/2036	220,000	251,111
6.750%, 04/01/2046	50,000	58,534
General Motors Financial Company, Inc.
2.400%, 04/10/2018	300,000	300,280
3.500%, 07/10/2019	660,000	671,761
3.700%, 05/09/2023	130,000	127,781
4.750%, 08/15/2017	545,000	555,321
5.250%, 03/01/2026	395,000	415,418
GLP Capital LP 5.375%, 04/15/2026	15,000	15,644
Grupo Televisa SAB 6.125%, 01/31/2046	200,000	198,146
Hanesbrands, Inc.
4.875%, 05/15/2026 (S)	40,000	39,100
KFC Holding Company/Pizza Hut
Holdings LLC/Taco Bell of
America LLC 5.250%, 06/01/2026 (S)	35,000	35,525

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Lamar Media Corp. 5.750%, 02/01/2026	$5,000	$5,263
Liberty Interactive LLC
8.250%, 02/01/2030	160,000	170,400
Lowe’s Companies, Inc.
2.500%, 04/15/2026 (L)	395,000	374,557
3.700%, 04/15/2046	325,000	302,718
Meritage Homes Corp.
6.000%, 06/01/2025	50,000	50,625
Netflix, Inc. 4.375%, 11/15/2026 (S)	30,000	29,100
Sky PLC 2.625%, 09/16/2019 (S)	290,000	291,047
TEGNA, Inc. 5.125%, 07/15/2020	135,000	140,063
The Home Depot, Inc.
3.500%, 09/15/2056	250,000	218,293
Time Warner Cable LLC
4.500%, 09/15/2042	415,000	375,169
5.875%, 11/15/2040	195,000	207,622
6.750%, 07/01/2018	250,000	266,863
8.750%, 02/14/2019	80,000	90,124
Time Warner, Inc.
2.100%, 06/01/2019	80,000	80,018
2.950%, 07/15/2026	95,000	88,363
4.850%, 07/15/2045	180,000	180,394
6.100%, 07/15/2040	180,000	205,141
Toll Brothers Finance Corp.
4.875%, 11/15/2025	20,000	19,650
Viacom, Inc. 3.450%, 10/04/2026	40,000	36,913
Videotron, Ltd. 5.375%, 06/15/2024 (S)	70,000	71,838
WMG Acquisition Corp.
4.875%, 11/01/2024 (S)	65,000	64,675
5.000%, 08/01/2023 (S)	10,000	10,050
Wynn Las Vegas LLC
5.375%, 03/15/2022	70,000	71,663
		12,010,296
Consumer staples - 3.0%
Altria Group, Inc.
2.850%, 08/09/2022	60,000	60,007
3.875%, 09/16/2046	140,000	128,933
9.250%, 08/06/2019	80,000	94,358
Anheuser-Busch InBev Finance, Inc.
1.900%, 02/01/2019	415,000	415,503
2.150%, 02/01/2019	85,000	85,495
3.300%, 02/01/2023	1,730,000	1,758,872
4.700%, 02/01/2036	550,000	578,338
4.900%, 02/01/2046	810,000	869,724
Anheuser-Busch InBev Worldwide, Inc.
2.500%, 07/15/2022	150,000	147,469
3.750%, 07/15/2042	225,000	201,968
BAT International Finance PLC
2.750%, 06/15/2020 (S)	265,000	266,231
CVS Health Corp.
2.125%, 06/01/2021	75,000	73,688
2.800%, 07/20/2020	380,000	385,495
3.875%, 07/20/2025	239,000	246,234
5.125%, 07/20/2045	375,000	417,114
Danone SA
1.691%, 10/30/2019 (S)	435,000	429,400
Imperial Brands Finance PLC
2.050%, 07/20/2018 (S)	220,000	219,914
2.950%, 07/21/2020 (S)	500,000	502,699
Kraft Heinz Foods Company
2.000%, 07/02/2018	160,000	160,010
2.800%, 07/02/2020	145,000	146,277
4.375%, 06/01/2046	85,000	79,824

The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
Lamb Weston Holdings, Inc.
4.625%, 11/01/2024 (S)	$25,000	$25,063
4.875%, 11/01/2026 (S)	25,000	24,734
Molson Coors Brewing Company
4.200%, 07/15/2046	170,000	158,174
Pernod Ricard SA
3.250%, 06/08/2026 (S)	280,000	268,275
Reynolds American, Inc.
3.250%, 06/12/2020	270,000	276,499
4.000%, 06/12/2022	40,000	41,793
Sysco Corp. 2.500%, 07/15/2021	310,000	306,413
The Kroger Company
1.500%, 09/30/2019	110,000	108,277
2.650%, 10/15/2026	155,000	143,781
3.875%, 10/15/2046	20,000	18,169
Walgreens Boots Alliance, Inc.
2.600%, 06/01/2021	125,000	124,105
		8,762,836
Energy - 4.0%
Anadarko Petroleum Corp.
3.450%, 07/15/2024	550,000	539,258
4.850%, 03/15/2021	140,000	149,993
6.600%, 03/15/2046	265,000	326,261
6.950%, 06/15/2019	40,000	44,360
Antero Resources Corp.
5.625%, 06/01/2023	20,000	20,475
BP Capital Markets PLC
2.112%, 09/16/2021	215,000	210,747
2.521%, 01/15/2020	105,000	105,544
2.750%, 05/10/2023	275,000	269,696
Cenovus Energy, Inc.
3.000%, 08/15/2022	240,000	231,773
5.200%, 09/15/2043	135,000	128,364
Concho Resources, Inc.
5.500%, 04/01/2023	30,000	31,089
6.500%, 01/15/2022	25,000	25,868
ConocoPhillips Company
4.950%, 03/15/2026	375,000	413,450
Continental Resources, Inc.
4.500%, 04/15/2023	15,000	14,700
5.000%, 09/15/2022	45,000	45,423
DCP Midstream Operating LP
2.700%, 04/01/2019	20,000	19,750
4.950%, 04/01/2022	20,000	20,500
5.600%, 04/01/2044	30,000	27,375
Devon Energy Corp. 3.250%, 05/15/2022	245,000	243,191
Devon Financing Company LLC
7.875%, 09/30/2031	55,000	69,667
Emera US Finance LP
2.700%, 06/15/2021 (S)	45,000	44,503
4.750%, 06/15/2046 (S)	50,000	50,324
Encana Corp. 3.900%, 11/15/2021	155,000	156,113
Energy Transfer Equity LP
7.500%, 10/15/2020	125,000	139,375
Energy Transfer Partners LP
3.600%, 02/01/2023	510,000	501,094
5.950%, 10/01/2043	395,000	406,421
Enterprise Products Operating LLC
3.950%, 02/15/2027 (L)	135,000	138,088
EOG Resources, Inc. 4.150%, 01/15/2026	120,000	125,411
Fortive Corp. 2.350%, 06/15/2021 (S)	160,000	157,719

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Hess Corp.
4.300%, 04/01/2027	$205,000	$203,756
5.600%, 02/15/2041	185,000	187,955
5.800%, 04/01/2047	175,000	181,295
6.000%, 01/15/2040	140,000	144,197
Kerr-McGee Corp. 6.950%, 07/01/2024	345,000	406,584
Kinder Morgan Energy Partners LP
5.300%, 09/15/2020	80,000	85,868
6.500%, 04/01/2020	25,000	27,655
6.850%, 02/15/2020	55,000	61,275
Kinder Morgan, Inc. 5.050%, 02/15/2046	345,000	340,878
Magellan Midstream Partners LP
5.000%, 03/01/2026	85,000	93,085
Marathon Oil Corp.
2.700%, 06/01/2020	105,000	105,081
2.800%, 11/01/2022	275,000	262,673
3.850%, 06/01/2025	20,000	19,370
5.200%, 06/01/2045	10,000	9,409
6.600%, 10/01/2037	5,000	5,456
6.800%, 03/15/2032	10,000	11,124
MEG Energy Corp.
7.000%, 03/31/2024 (S)	27,000	24,435
Nexen Energy ULC
6.200%, 07/30/2019	90,000	97,831
Petroleos Mexicanos
4.625%, 09/21/2023 (S)	35,000	34,048
5.500%, 02/04/2019 (S)	225,000	233,075
5.500%, 06/27/2044	65,000	54,093
6.375%, 02/04/2021 (S)	115,000	122,475
6.500%, 03/13/2027 (S)	60,000	61,890
6.750%, 09/21/2047 (S)	272,000	256,986
Phillips 66 Partners LP
3.550%, 10/01/2026	70,000	67,644
Pioneer Natural Resources Company
3.450%, 01/15/2021	70,000	71,476
3.950%, 07/15/2022	70,000	72,553
4.450%, 01/15/2026	340,000	359,773
Plains All American Pipeline LP
2.850%, 01/31/2023	260,000	245,542
3.650%, 06/01/2022	260,000	261,174
4.500%, 12/15/2026	170,000	172,210
QEP Resources, Inc. 6.800%, 03/01/2020	5,000	5,200
Regency Energy Partners LP
5.875%, 03/01/2022	10,000	10,991
Shell International Finance BV
2.500%, 09/12/2026	95,000	88,997
3.250%, 05/11/2025	300,000	299,357
4.375%, 05/11/2045	290,000	293,172
SM Energy Company
6.125%, 11/15/2022	20,000	20,250
Statoil ASA
3.700%, 03/01/2024	56,000	58,547
3.950%, 05/15/2043	255,000	242,745
Sunoco Logistics Partners Operations LP
3.900%, 07/15/2026	15,000	14,498
4.250%, 04/01/2024	160,000	161,060
Tesoro Corp.
5.125%, 04/01/2024	45,000	46,013
Tesoro Logistics LP
6.250%, 10/15/2022	45,000	47,700
Texas Eastern Transmission LP
2.800%, 10/15/2022 (S)	235,000	228,480

The accompanying notes are an integral part of the financial statements.	51

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
The Williams Companies, Inc.
3.700%, 01/15/2023		$30,000	$28,950
4.550%, 06/24/2024		5,000	4,963
7.875%, 09/01/2021		10,000	11,425
Valero Energy Corp.
3.400%, 09/15/2026		340,000	325,241
4.900%, 03/15/2045		55,000	54,707
Williams Partners LP
3.600%, 03/15/2022		520,000	522,241
4.000%, 11/15/2021		130,000	133,304
4.300%, 03/04/2024		210,000	211,831
5.250%, 03/15/2020		170,000	181,517
WPX Energy, Inc.
5.250%, 09/15/2024		30,000	29,100
6.000%, 01/15/2022		20,000	20,500
			11,978,187
Financials - 11.6%
Allied Irish Banks PLC (7.375% to
12/03/2020, then 5 Year Euro Swap
Rate +7.339% ) 12/03/2020 (Q)	EUR	425,000	440,547
American International Group, Inc.
4.700%, 07/10/2035		$155,000	160,402
Banco Bilbao Vizcaya Argentaria SA
(7.000% to 02/19/2019, then 5 Year
Euro Swap Rate + 6.155%)
02/19/2019 (Q)	EUR	200,000	201,652
Banco Bilbao Vizcaya Argentaria SA
(8.875% to 04/14/2021, then 5 Year
Euro Swap Rate + 9.177%)
04/14/2021 (Q)		200,000	226,335
Banco Bilbao Vizcaya Argentaria SA
(9.000% to 05/09/2018, then 5 Year
U.S. Swap Rate + 8.262%)
05/09/2018 (Q)		$600,000	624,598
Banco Santander SA (6.250% to
03/12/2019, then 5 Year Euro Swap
Rate +5.410%) 03/12/2019 (Q)	EUR	200,000	196,562
Banco Santander SA (6.250% to
09/11/2021, then 5 Year Euro
Swap Rate + 5.640%) 09/11/2021 (Q)		100,000	98,623
Bank of America Corp.
2.503%, 10/21/2022		$525,000	507,162
2.625%, 04/19/2021		360,000	357,222
4.183%, 11/25/2027		355,000	354,684
4.200%, 08/26/2024		365,000	371,386
5.000%, 01/21/2044		155,000	169,417
5.625%, 07/01/2020		295,000	324,147
6.400%, 08/28/2017		475,000	489,550
7.750%, 05/14/2038		715,000	982,950
Bank of Ireland (7.375% to 06/18/2020,
then 5 Year Euro Swap Rate +
6.956%) 06/18/2020 (Q)	EUR	600,000	641,721
Barclays Bank PLC
6.050%, 12/04/2017 (S)		$645,000	$666,300
Barclays PLC (7.875% to
03/15/2022, then 5 Year
U.S. Swap Rate + 6.772%)
03/15/2022 (Q)		300,000	303,750
Barclays PLC (8.000% to
12/15/2020, then 5 Year
Euro Swap Rate + 6.750%)
12/15/2020 (Q)	EUR	200,000	222,030

Investment Quality Bond Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
BNP Paribas SA (7.625% to
03/30/2021, then 5 Year
U.S. Swap Rate + 6.314%)
03/30/2021 (Q)(S)		$230,000	$242,673
Capital One NA
1.650%, 02/05/2018		500,000	498,970
2.350%, 08/17/2018		740,000	744,128
CIT Group, Inc.
5.500%, 02/15/2019 (S)		110,000	116,050
Citigroup, Inc.
3.200%, 10/21/2026		580,000	553,770
4.300%, 11/20/2026		250,000	251,970
4.450%, 09/29/2027		915,000	930,256
4.600%, 03/09/2026		185,000	190,952
4.650%, 07/30/2045		196,000	206,182
5.500%, 09/13/2025		90,000	98,785
CNO Financial Group, Inc.
5.250%, 05/30/2025		35,000	34,956
Credit Agricole SA (8.125% to
09/19/2018, then 5 Year
U.S. Swap Rate + 6.283%)
09/19/2033 (S)		200,000	215,150
Credit Agricole SA (8.125% to
12/23/2025, then 5 Year
U.S. Swap Rate + 6.185%)
12/23/2025 (Q)(S)		400,000	420,984
Credit Suisse Group AG (6.250% to
12/18/2024, then 5 Year
U.S. Swap Rate + 3.455%)
12/18/2024 (Q)		675,000	656,824
Credit Suisse Group Funding Guernsey,
Ltd. 3.125%, 12/10/2020		300,000	298,827
HSBC Holdings PLC
2.950%, 05/25/2021		200,000	199,749
3.400%, 03/08/2021		475,000	482,618
3.600%, 05/25/2023		400,000	401,881
4.250%, 08/18/2025		300,000	302,348
HSBC USA, Inc.
2.750%, 08/07/2020		210,000	210,264
Intercontinental Exchange, Inc.
2.750%, 12/01/2020		235,000	237,396
Intesa Sanpaolo SpA (7.700% to
09/17/2025, then 5 Year
U.S. Swap Rate + 5.462%)
09/17/2025 (L)(Q)(S)		375,000	352,031
JPMorgan Chase & Co.
2.295%, 08/15/2021		215,000	210,821
2.400%, 06/07/2021 (L)		590,000	584,059
2.700%, 05/18/2023		545,000	532,628
2.750%, 06/23/2020		600,000	605,010
4.250%, 10/01/2027		365,000	374,423
6.000%, 01/15/2018		340,000	354,623
Lloyds Banking Group PLC
(7.000% to 06/27/2019, then 5 Year
British Pound Swap Rate + 5.060%)
06/27/2019 (Q)	GBP	200,000	249,447
Marsh & McLennan Companies, Inc.
3.500%, 03/10/2025		$210,000	211,165
Massachusetts Mutual Life
Insurance Company
8.875%, 06/01/2039 (S)		285,000	427,199
MGIC Investment Corp.
5.750%, 08/15/2023		10,000	10,425

The accompanying notes are an integral part of the financial statements.	52

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Morgan Stanley
2.450%, 02/01/2019	$310,000	$312,017
2.500%, 04/21/2021	945,000	933,918
3.125%, 07/27/2026	605,000	577,143
3.950%, 04/23/2027	225,000	222,389
4.000%, 07/23/2025	245,000	250,798
4.350%, 09/08/2026	150,000	152,840
4.875%, 11/01/2022	51,000	54,599
6.625%, 04/01/2018	1,070,000	1,131,405
MSCI, Inc.
4.750%, 08/01/2026 (S)	5,000	4,956
5.250%, 11/15/2024 (S)	30,000	31,425
5.750%, 08/15/2025 (S)	15,000	15,900
Nasdaq, Inc.
3.850%, 06/30/2026	60,000	59,518
Navient Corp.
5.500%, 01/15/2019	25,000	25,938
6.625%, 07/26/2021	10,000	10,575
7.250%, 01/25/2022 to 09/25/2023	90,000	94,194
8.000%, 03/25/2020	10,000	11,094
Radian Group, Inc. 7.000%, 03/15/2021	25,000	27,813
Royal Bank of Scotland Group PLC
3.875%, 09/12/2023	770,000	738,573
Royal Bank of Scotland Group PLC
(7.500% to 08/10/2020, then 5 Year
U.S. Swap Rate + 5.800%)
08/10/2020 (Q)	620,000	587,450
Santander Issuances SAU
5.179%, 11/19/2025	600,000	604,861
Societe Generale SA (7.375% to
09/13/2021, then 5 Year
U.S. Swap Rate + 6.238%)
09/13/2021 (Q)(S)	375,000	374,370
Societe Generale SA (8.250% to
11/29/2018, then 5 Year
U.S. Swap Rate + 6.394%)
11/29/2018 (Q)	725,000	754,044
Synchrony Financial
2.600%, 01/15/2019	475,000	477,242
The Bank of Nova Scotia
4.500%, 12/16/2025 (L)	335,000	343,680
The Bear Stearns Companies LLC
6.400%, 10/02/2017	85,000	88,051
7.250%, 02/01/2018	230,000	243,367
The Goldman Sachs Group, Inc.
2.000%, 04/25/2019	100,000	99,563
2.350%, 11/15/2021	315,000	305,743
2.375%, 01/22/2018	735,000	739,286
2.600%, 04/23/2020	100,000	100,039
2.750%, 09/15/2020	320,000	321,147
2.875%, 02/25/2021	320,000	321,218
3.750%, 02/25/2026	240,000	240,376
4.750%, 10/21/2045	145,000	152,581
5.150%, 05/22/2045	440,000	461,860
6.250%, 02/01/2041	255,000	315,557
6.750%, 10/01/2037	590,000	727,466
The PNC Financial Services Group, Inc.
5.625%, 02/01/2017	550,000	551,663
UBS Group AG (6.875% to
03/22/2021, then 5 Year
U.S. Swap Rate + 5.497%)
03/22/2021 (Q)	500,000	508,504

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
UBS Group AG (7.125% to
02/19/2020, then 5 Year
U.S. Swap Rate + 5.464%)
02/19/2020 (Q)	$200,000	$205,540
UBS Group Funding Jersey, Ltd.
2.650%, 02/01/2022 (S)	380,000	368,949
Wells Fargo & Company
3.000%, 04/22/2026 to 10/23/2026	310,000	295,110
4.400%, 06/14/2046	435,000	415,487
4.900%, 11/17/2045	460,000	471,565
5.606%, 01/15/2044	455,000	514,597
Wells Fargo Bank NA
2.150%, 12/06/2019	575,000	574,584
		34,364,597
Health care - 2.5%
AbbVie, Inc. 3.200%, 05/14/2026	140,000	133,006
Actavis Funding SCS
2.350%, 03/12/2018	930,000	935,256
3.000%, 03/12/2020	370,000	374,946
3.850%, 06/15/2024	255,000	256,981
Aetna, Inc.
2.800%, 06/15/2023	100,000	98,390
4.250%, 06/15/2036	45,000	45,047
Anthem, Inc.
3.500%, 08/15/2024	295,000	293,807
4.625%, 05/15/2042	225,000	225,656
Baxalta, Inc. 3.600%, 06/23/2022	35,000	35,232
Cardinal Health, Inc. 1.950%, 06/15/2018	145,000	145,293
Celgene Corp. 4.625%, 05/15/2044	110,000	107,499
Community Health Systems, Inc.
5.125%, 08/01/2021	50,000	46,375
EMD Finance LLC
2.950%, 03/19/2022 (S)	390,000	387,948
Gilead Sciences, Inc.
2.500%, 09/01/2023	80,000	77,056
3.250%, 09/01/2022	105,000	107,062
HCA, Inc. 7.500%, 02/15/2022	80,000	90,800
Kinetic Concepts, Inc.
7.875%, 02/15/2021 (S)	50,000	54,250
LifePoint Health, Inc.
5.875%, 12/01/2023	70,000	70,875
MEDNAX, Inc. 5.250%, 12/01/2023 (S)	15,000	15,450
Medtronic, Inc. 4.375%, 03/15/2035	351,000	370,750
Mylan NV
3.000%, 12/15/2018 (S)	150,000	151,054
3.150%, 06/15/2021 (S)	160,000	156,884
3.750%, 12/15/2020 (S)	170,000	171,531
Quintiles IMS, Inc.
4.875%, 05/15/2023 (S)	35,000	35,525
Shire Acquisitions Investments Ireland DAC
2.400%, 09/23/2021	290,000	279,872
Tenet Healthcare Corp.
6.000%, 10/01/2020	135,000	140,738
Teva Pharmaceutical Finance
Netherlands III BV
1.700%, 07/19/2019	535,000	525,421
2.200%, 07/21/2021	430,000	410,999
Thermo Fisher Scientific, Inc.
2.950%, 09/19/2026	80,000	75,337
3.000%, 04/15/2023	255,000	250,358

The accompanying notes are an integral part of the financial statements.	53

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
UnitedHealth Group, Inc.
1.700%, 02/15/2019	$230,000	$229,257
3.350%, 07/15/2022	265,000	272,737
3.750%, 07/15/2025	285,000	294,650
4.750%, 07/15/2045	85,000	93,450
Zimmer Biomet Holdings, Inc.
1.450%, 04/01/2017	565,000	565,131
		7,524,623
Industrials - 1.1%
Aircastle, Ltd.
5.000%, 04/01/2023	5,000	5,100
5.500%, 02/15/2022	20,000	21,200
BAE Systems Holdings, Inc.
2.850%, 12/15/2020 (S)	70,000	70,048
BAE Systems PLC
4.750%, 10/11/2021 (S)	70,000	75,622
Canadian Pacific Railway Company
9.450%, 08/01/2021	175,000	219,465
Clean Harbors, Inc.
5.125%, 06/01/2021	20,000	20,454
5.250%, 08/01/2020	71,000	72,686
CNH Industrial Capital LLC
4.375%, 11/06/2020	70,000	71,838
EnerSys
5.000%, 04/30/2023 (S)	55,000	55,275
ERAC USA Finance LLC
2.600%, 12/01/2021 (S)	375,000	368,682
FedEx Corp.
4.550%, 04/01/2046	240,000	241,370
4.750%, 11/15/2045	25,000	25,841
Huntington Ingalls Industries, Inc.
5.000%, 11/15/2025 (S)	10,000	10,388
L3 Technologies, Inc.
3.850%, 12/15/2026	45,000	44,664
Lockheed Martin Corp.
2.500%, 11/23/2020	185,000	186,419
4.700%, 05/15/2046	205,000	222,534
Norfolk Southern Corp.
2.900%, 06/15/2026	220,000	211,390
Oshkosh Corp.
5.375%, 03/01/2025	50,000	51,000
Penske Truck Leasing Company LP
3.375%, 02/01/2022 (S)	40,000	40,300
4.250%, 01/17/2023 (S)	625,000	648,495
4.875%, 07/11/2022 (S)	125,000	134,000
Ryder System, Inc.
2.450%, 09/03/2019	20,000	20,102
2.550%, 06/01/2019	135,000	135,982
Sensata Technologies BV
5.000%, 10/01/2025 (S)	65,000	63,700
5.625%, 11/01/2024 (S)	10,000	10,425
Sigma Alimentos SA de CV
4.125%, 05/02/2026 (S)	245,000	232,750
United Rentals North America, Inc.
4.625%, 07/15/2023	25,000	25,500
5.500%, 07/15/2025	45,000	45,900
		3,331,130
Information technology - 1.4%
Apple, Inc.
3.450%, 02/09/2045	325,000	286,251
3.850%, 08/04/2046	60,000	57,365

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Cardtronics, Inc.
5.125%, 08/01/2022	$55,000	$55,413
Cisco Systems, Inc.
1.400%, 09/20/2019	480,000	474,542
2.200%, 02/28/2021	280,000	279,099
Diamond 1 Finance Corp.
3.480%, 06/01/2019 (S)	165,000	168,390
4.420%, 06/15/2021 (S)	150,000	155,081
8.350%, 07/15/2046 (S)	75,000	92,205
First Data Corp.
5.000%, 01/15/2024 (S)	15,000	15,080
5.375%, 08/15/2023 (S)	75,000	77,813
Intel Corp.
4.100%, 05/19/2046	130,000	128,583
Lam Research Corp.
2.800%, 06/15/2021	230,000	228,558
Microsoft Corp.
1.550%, 08/08/2021	400,000	387,600
2.400%, 08/08/2026	155,000	146,287
3.700%, 08/08/2046	235,000	220,764
3.950%, 08/08/2056	240,000	226,131
Nokia OYJ
6.625%, 05/15/2039	60,000	63,300
Open Text Corp.
5.625%, 01/15/2023 (S)	35,000	36,488
Oracle Corp.
1.900%, 09/15/2021	520,000	507,656
Versum Materials, Inc.
5.500%, 09/30/2024 (S)	5,000	5,113
Visa, Inc.
2.800%, 12/14/2022	270,000	270,932
4.300%, 12/14/2045	340,000	358,133
		4,240,784
Materials - 0.5%
Anglo American Capital PLC
4.450%, 09/27/2020 (S)	100,000	102,500
Boise Cascade Company
5.625%, 09/01/2024 (S)	15,000	14,888
Cascades, Inc.
5.750%, 07/15/2023 (S)	40,000	40,600
Clearwater Paper Corp.
5.375%, 02/01/2025 (S)	85,000	84,150
CRH America, Inc.
5.125%, 05/18/2045 (S)	290,000	301,433
Crown Americas LLC
4.250%, 09/30/2026 (S)	20,000	18,850
Eagle Materials, Inc.
4.500%, 08/01/2026	15,000	14,963
Freeport-McMoRan, Inc.
3.875%, 03/15/2023	5,000	4,588
4.550%, 11/14/2024	15,000	14,063
5.400%, 11/14/2034	20,000	16,800
5.450%, 03/15/2043	20,000	16,550
Kaiser Aluminum Corp.
5.875%, 05/15/2024	10,000	10,350
Methanex Corp.
4.250%, 12/01/2024	150,000	144,123
5.650%, 12/01/2044	150,000	131,380
Norbord, Inc.
6.250%, 04/15/2023 (S)	50,000	51,750
Owens-Brockway Glass Container, Inc.
5.875%, 08/15/2023 (S)	30,000	31,275

The accompanying notes are an integral part of the financial statements.	54

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Reynolds Group Issuer, Inc.
5.125%, 07/15/2023 (S)	$70,000	$71,138
Rio Tinto Finance USA, Ltd.
3.750%, 06/15/2025	125,000	128,561
Standard Industries, Inc.
5.375%, 11/15/2024 (S)	140,000	143,850
Steel Dynamics, Inc.
5.500%, 10/01/2024	45,000	47,700
Teck Resources, Ltd.
8.500%, 06/01/2024 (S)	35,000	40,338
		1,429,850
Real estate - 0.5%
American Tower Corp.
3.400%, 02/15/2019	270,000	275,826
3.450%, 09/15/2021	185,000	187,221
Brandywine Operating Partnership LP
4.950%, 04/15/2018	205,000	211,886
CoreCivic, Inc.
4.125%, 04/01/2020	35,000	34,913
Crown Castle International Corp.
3.400%, 02/15/2021	35,000	35,488
3.700%, 06/15/2026	135,000	132,316
HCP, Inc.
4.200%, 03/01/2024	85,000	86,417
Kimco Realty Corp.
3.400%, 11/01/2022	30,000	30,410
Prologis LP
3.350%, 02/01/2021	410,000	421,585
Ventas Realty LP
4.750%, 06/01/2021	170,000	182,636
		1,598,698
Telecommunication services - 2.5%
AT&T, Inc.
3.600%, 02/17/2023	525,000	528,932
4.125%, 02/17/2026	375,000	379,201
4.750%, 05/15/2046	510,000	482,263
Frontier Communications Corp.
10.500%, 09/15/2022	25,000	26,283
GTP Acquisition Partners I LLC
3.482%, 06/16/2025 (S)	730,000	709,151
SBA Tower Trust
2.898%, 10/15/2044 (S)	505,000	508,583
2.933%, 12/09/2042 (S)	520,000	520,539
3.598%, 04/15/2043 (S)	730,000	732,693
Sprint Corp.
7.125%, 06/15/2024	140,000	144,200
Sprint Spectrum Company LLC
3.360%, 03/20/2023 (S)	760,000	761,421
T-Mobile USA, Inc.
6.633%, 04/28/2021	55,000	57,406
Telecom Italia Capital SA
6.000%, 09/30/2034	15,000	13,838
7.721%, 06/04/2038	25,000	25,813
Verizon Communications, Inc.
4.272%, 01/15/2036	865,000	826,603
4.400%, 11/01/2034	225,000	221,735
4.672%, 03/15/2055	1,248,000	1,173,219
5.012%, 08/21/2054	223,000	221,370
		7,333,250

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities - 1.1%
AES Corp.
5.500%, 03/15/2024	$140,000	$142,450
AmeriGas Partners LP
5.625%, 05/20/2024	25,000	25,563
5.875%, 08/20/2026	25,000	25,375
Calpine Corp.
5.875%, 01/15/2024 (S)	35,000	36,488
Dominion Resources, Inc.
2.850%, 08/15/2026	205,000	191,637
DTE Energy Company
1.500%, 10/01/2019	185,000	181,839
Duke Energy Corp.
2.650%, 09/01/2026	85,000	79,211
Duke Energy Florida LLC
3.400%, 10/01/2046	305,000	270,780
Duke Energy Progress LLC
4.375%, 03/30/2044	70,000	72,393
Electricite de France SA
4.950%, 10/13/2045 (S)	275,000	277,714
Exelon Corp.
2.450%, 04/15/2021	50,000	49,357
2.850%, 06/15/2020	300,000	303,030
FirstEnergy Corp.
4.250%, 03/15/2023	300,000	309,842
Fortis, Inc.
2.100%, 10/04/2021 (S)	95,000	91,731
3.055%, 10/04/2026 (S)	200,000	186,772
NextEra Energy Capital Holdings, Inc.
1.649%, 09/01/2018	125,000	124,585
NRG Energy, Inc.
6.250%, 07/15/2022	55,000	55,138
Oncor Electric Delivery Company LLC
7.000%, 09/01/2022	70,000	85,352
Progress Energy, Inc.
7.000%, 10/30/2031	270,000	349,417
Southern Company Gas Capital Corp.
2.450%, 10/01/2023	60,000	57,481
The Southern Company
1.850%, 07/01/2019	170,000	169,401
2.950%, 07/01/2023	110,000	108,430
4.400%, 07/01/2046	85,000	83,904
		3,277,890
TOTAL CORPORATE BONDS (Cost $95,566,129)		$95,852,141

MUNICIPAL BONDS - 1.2%
Chicago Transit Authority,
Series A (Illinois) 6.899%, 12/01/2040	40,000	49,950
Chicago Transit Authority,
Series B (Illinois) 6.899%, 12/01/2040	395,000	493,256
Municipal Electric Authority of Georgia
6.637%, 04/01/2057	35,000	43,096
Puerto Rico Commonwealth Government
Employees Retirement System,
Series A
6.150%, 07/01/2038	475,000	189,459
6.200%, 07/01/2039	525,000	209,386
Puerto Rico Commonwealth Government
Employees Retirement System,
Series B 6.550%, 07/01/2058	195,000	77,758
Puerto Rico Commonwealth Government
Employees Retirement System,
Series C 6.300%, 07/01/2043	710,000	283,148

The accompanying notes are an integral part of the financial statements.	55

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
MUNICIPAL BONDS (continued)
State of California
7.300%, 10/01/2039	$435,000	$614,390
7.550%, 04/01/2039	295,000	438,078
7.600%, 11/01/2040	215,000	323,545
State of Illinois, GO
5.100%, 06/01/2033	60,000	53,610
5.665%, 03/01/2018	125,000	129,248
University of California
4.601%, 05/15/2031	495,000	545,228
TOTAL MUNICIPAL BONDS (Cost $3,442,216)		$3,450,152

TERM LOANS (M) - 3.3%
Consumer discretionary - 1.1%
Acosta, Inc.
4.250%, 09/26/2021	98,008	95,435
Advantage Sales & Marketing, Inc.
4.250%, 07/23/2021	320,005	320,885
Bass Pro Group LLC TBD
12/16/2023 (T)	175,000	173,250
BJ’s Wholesale Club, Inc.
4.500%, 09/26/2019	253,211	255,467
Boyd Gaming Corp.
3.756%, 09/15/2023	119,700	121,004
Charter Communications Operating LLC
3.500%, 01/24/2023	99,250	99,764
CityCenter Holdings LLC
4.250%, 10/16/2020	164,349	166,096
Delta 2 Lux Sarl
5.068%, 07/30/2021	150,000	151,454
Hilton Worldwide Finance LLC
3.256%, 10/25/2023	262,062	264,880
ION Media Networks, Inc.
4.500%, 12/18/2020	220,753	222,824
Neiman Marcus Group, Ltd. LLC
4.250%, 10/25/2020	235,216	203,873
Scientific Games International, Inc.
6.000%, 10/01/2021	112,700	114,039
SRAM LLC
4.023%, 04/10/2020	247,489	245,942
The ServiceMaster Company LLC
3.270%, 11/03/2023	288,768	289,490
Town Sports International LLC
4.500%, 11/15/2020	274,174	221,395
Tribune Media Company
3.770%, 12/27/2020	399,671	402,569
		3,348,367
Consumer staples - 0.2%
Albertsons LLC
3.770%, 08/25/2021	178,358	180,327
Brightview Landscapes LLC
4.000%, 12/18/2020	237,665	238,069
Galleria Company
3.750%, 01/26/2023	70,000	70,263
		488,659
Energy - 0.1%
California Resources Corp.
11.375%, 12/31/2021	110,000	121,916
Chesapeake Energy Corp.
8.500%, 08/23/2021	100,000	108,708
Seadrill Operating LP
4.000%, 02/21/2021	106,967	72,845
Western Refining, Inc.
5.250%, 11/12/2020	145,500	146,137
		449,606

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
TERM LOANS (continued)
Financials - 0.2%
Asurion LLC
4.248%, 07/08/2020	$258,459	$260,477
8.500%, 03/03/2021	245,000	248,829
Frank Russell Company
6.750%, 06/01/2023	119,400	121,191
		630,497
Health care - 0.4%
Brand Energy & Infrastructure
Services, Inc. 4.750%, 11/26/2020	198,850	198,176
Community Health Systems, Inc.
3.750%, 12/31/2019	37,675	36,474
4.000%, 01/27/2021	69,321	67,010
Endo Luxembourg Finance I
Company Sarl 3.813%, 09/26/2022	99,000	99,425
Envision Healthcare Corp.
6.250%, 10/28/2022	104,213	104,299
Inventiv Health, Inc. 4.750%, 11/09/2023	135,000	136,108
MPH Acquisition Holdings LLC
5.000%, 06/07/2023	115,994	117,921
Opal Acquisition, Inc.
5.000%, 11/27/2020	186,845	177,503
US Renal Care, Inc. 5.250%, 12/31/2022	173,250	161,556
		1,098,472
Industrials - 0.5%
AFGlobal Corp. 5.000%, 12/19/2019	116,415	60,245
Conduent, Inc. 6.250%, 12/07/2023	130,000	131,463
Fly Funding II Sarl 3.640%, 02/09/2022	140,250	141,151
Gardner Denver, Inc. 4.558%, 07/30/2020	387,000	382,735
Nexeo Solutions LLC
5.250%, 06/09/2023	114,425	115,283
RBS Global, Inc. 3.750%, 08/21/2020	329,513	330,491
TransDigm, Inc. 3.845%, 05/14/2022	221,252	223,011
		1,384,379
Information technology - 0.3%
First Data Corp. 3.756%, 03/24/2021	290,163	293,427
SS&C European Holdings Sarl
4.002%, 07/08/2022	7,368	7,465
SS&C Technologies, Inc.
4.001%, 07/08/2022	60,997	61,798
WEX, Inc. 4.270%, 07/01/2023	199,000	201,643
Zayo Group LLC 3.750%, 05/06/2021	351,953	355,522
		919,855
Materials - 0.2%
Berry Plastics Group, Inc.
3.500%, 01/06/2021	348,197	350,133
Coveris Holdings SA
4.500%, 05/08/2019	176,241	177,048
Reynolds Group Holdings, Inc.
4.250%, 02/05/2023	169,575	171,656
The Chemours Company
3.770%, 05/12/2022	76,102	75,579
		774,416
Real estate - 0.1%
DTZ US Borrower LLC
4.250%, 11/04/2021	213,209	214,222

The accompanying notes are an integral part of the financial statements.	56

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
TERM LOANS (continued)
Telecommunication services - 0.1%
Level 3 Financing, Inc.
4.000%, 01/15/2020	$200,000	$202,600
UPC Financing Partnership
4.080%, 08/31/2024	140,000	141,400
		344,000
Utilities - 0.1%
Calpine Corp. 3.750%, 05/31/2023	134,325	134,951
Vistra Operations Company LLC
5.000%, 08/04/2023	15,000	15,171
5.000%, 08/04/2023	60,000	60,685
		210,807
TOTAL TERM LOANS (Cost $9,949,321)		$9,863,280

COLLATERALIZED MORTGAGE
OBLIGATIONS - 10.7%
Commercial and residential - 10.5%
Adjustable Rate Mortgage Trust
Series 2005-10, Class 5A1,
0.844%, 01/25/2036 (P)	65,986	54,779
Series 2005-10, Class 6A21,
1.256%, 01/25/2036 (P)	110,790	95,152
Alternative Loan Trust
Series 2005-27, Class 2A1,
1.917%, 08/25/2035	295,983	251,863
Series 2005-56, Class 5A1,
0.904%, 11/25/2035 (P)	128,740	107,865
Series 2005-72, Class A1,
1.026%, 01/25/2036 (P)	37,713	31,088
Series 2006-9T1, Class A1,
5.750%, 05/25/2036	159,947	123,038
American Home Mortgage Assets Trust
Series 2006-2, Class 2A1,
0.946%, 09/25/2046 (P)	50,294	37,917
Series 2006-3, Class 2A11,
1.507%, 10/25/2046 (P)	64,769	51,374
Series 2007-2, Class A1, 0.881%,
03/25/2047 (P)	38,913	31,735
Banc of America Commercial Mortgage
Trust, Series 2007-4, Class A4
5.747%, 02/10/2051 (P)	537,855	545,281
Banc of America Funding Trust,
Series 2006-C, Class 3A1
3.230%, 04/20/2036 (P)	113,290	95,200
BBCMS Trust, Series 2013-TYSN,
Class A2 3.756%, 09/05/2032 (S)	330,000	345,097
BCAP LLC Trust, Series 2006-AA2,
Class A1 0.926%, 01/25/2037 (P)	227,796	187,765
Bear Stearns ALT-A Trust
Series 2005-10, Class 11A1,
1.256%, 01/25/2036 (P)	281,766	247,847
Series 2005-9, Class 11A1,
1.276%, 11/25/2035 (P)	72,356	66,505
Bear Stearns ARM Trust,
Series 2005-12, Class 11A1
3.177%, 02/25/2036 (P)	36,656	30,948
Bear Stearns Commercial
Mortgage Securities Trust
Series 2007-PW16, Class A4,
5.711%, 06/11/2040 (P)	188,502	188,694
Series 2007-T26, Class A4,
5.471%, 01/12/2045 (P)	156,869	157,033

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Bear Stearns Mortgage Funding Trust,
Series 2006-AR3, Class 1A1
0.936%, 10/25/2036 (P)	$21,543	$17,497
Chase Mortgage Finance Trust,
Series 2005-S3, Class A10
5.500%, 11/25/2035	290,000	275,411
CHL Mortgage Pass-Through Trust
Series 2005-2, Class 2A3,
1.436%, 03/25/2035 (P)	71,275	55,722
Series 2007-HY1, Class 1A1,
3.034%, 04/25/2037 (P)	21,582	20,232
Series 2007-HY4, Class 1A1,
3.130%, 09/25/2047 (P)	259,871	238,702
Citigroup Commercial Mortgage Trust
Series 2008-C7, Class A4,
6.136%, 12/10/2049 (P)	225,036	229,509
Series 2014-GC19, Class A4,
4.023%, 03/10/2047	395,000	419,414
Series 2014-GC23, Class XA IO,
1.115%, 07/10/2047	2,474,996	146,554
Series 2015-GC29, Class AA IO,
1.167%, 04/10/2048	2,120,362	136,919
COLT Mortgage Loan Trust,
Series 2016-3, Class A1
2.800%, 12/26/2046 (S)	335,000	335,267
Commercial Mortgage Loan Trust,
Series 2008-LS1, Class A4B
6.095%, 12/10/2049 (P)	449,237	457,960
Commercial Mortgage Trust
(Bank of America Merrill
Lynch/Deutsche Bank AG),
Series 2013-WWP, Class A2
3.424%, 03/10/2031 (S)	800,000	820,640
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank AG)
Series 2013-CR9, Class A4,
4.232%, 07/10/2045 (P)	45,109	48,841
Series 2014-CR16, Class A4,
4.051%, 04/10/2047	480,000	509,862
Series 2014-CR17, Class A5,
3.977%, 05/10/2047	390,000	413,275
Series 2015-LC19, Class A4,
3.183%, 02/10/2048	625,105	628,554
Commercial Mortgage Trust
(Deutsche Bank AG),
Series 2013-300P, Class A1
4.353%, 08/10/2030 (S)	260,000	281,008
Commercial Mortgage Trust
(Deutsche Bank AG/UBS),
Series 2014-UBS2, Class A5
3.961%, 03/10/2047	425,000	446,907
CSAIL Commercial Mortgage Trust
Series 2015-C1, Class A4,
3.505%, 04/15/2050	15,000	15,384
Series 2015-C2, Class XA IO,
0.881%, 06/15/2057	5,632,317	282,603
Deutsche Alt-A Securities
Mortgage Loan Trust,
Series 2007-AR2, Class A1
0.906%, 03/25/2037 (P)	109,428	85,918

The accompanying notes are an integral part of the financial statements.	57

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
FREMF Mortgage Trust
Series 2010-K8, Class B,
5.251%, 09/25/2043 (P)(S)	$520,000	$558,409
Series 2012-K706, Class B,
4.169%, 11/25/2044 (P)(S)	380,000	391,232
Series 2014-K503, Class B,
3.002%, 10/25/2047 (P)(S)	465,000	465,004
General Electric Capital
Assurance Company,
Series 2003-1, Class A5
5.743%, 05/12/2035 (P)(S)	314,448	334,367
GMACM Mortgage Loan Trust
Series 2005-AR5, Class 4A1,
3.423%, 09/19/2035 (P)	51,083	46,663
Series 2006-AR1, Class 1A1,
3.415%, 04/19/2036 (P)	326,292	290,576
GreenPoint Mortgage Funding Trust,
Series 2005-AR4, Class 3A1
1.941%, 10/25/2045	118,561	91,122
GS Mortgage Securities Trust
Series 2012-ALOH, Class A,
3.551%, 04/10/2034 (S)	670,000	699,467
Series 2014-GC20, Class A5,
3.998%, 04/10/2047	395,000	418,895
GSR Mortgage Loan Trust
Series 2006-AR1, Class 2A1,
3.289%, 01/25/2036 (P)	15,077	14,011
Series 2007-1F, Class 4A1,
1.056%, 01/25/2037 (P)	215,984	131,719
HarborView Mortgage Loan Trust
Series 2005-8, Class 1A2A,
1.066%, 09/19/2035 (P)	69,701	55,433
Series 2006-12, Class 2A13,
0.976%, 12/19/2036 (P)	337,449	260,493
Series 2007-7, Class 2A1B,
1.756%, 10/25/2037	161,933	115,247
Series 2006-12, Class 2A2A,
0.926%, 01/19/2038 (P)	112,269	97,069
IndyMac INDA Mortgage Loan Trust,
Series 2006-AR3, Class 1A1
3.396%, 12/25/2036 (P)	123,306	108,269
IndyMac INDX Mortgage Loan Trust
Series 2005-AR13, Class 1A1,
3.084%, 08/25/2035 (P)	86,144	68,922
Series 2007-AR15, Class 1A1,
3.205%, 08/25/2037 (P)	243,878	194,046
Series 2007-AR9, Class 2A1,
3.165%, 04/25/2037 (P)	145,356	92,571
JPMBB Commercial Mortgage
Securities Trust
Series 2014-C19, Class A4,
3.996%, 04/15/2047	395,000	418,934
Series 2014-C22, Class A4,
3.801%, 09/15/2047	135,000	140,666
Series 2015-C28, Class A4,
3.227%, 10/15/2048	706,000	708,889
JPMDB Commercial Mortgage Securities
Trust, Series 2016-C4, Class A3
3.141%, 12/15/2049	735,000	729,349

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
JPMorgan Chase Commercial Mortgage
Securities Trust
Series 2007-CB19, Class A4,
5.713%, 02/12/2049 (P)	$342,743	$344,803
Series 2008-C2, Series A4,
6.068%, 02/12/2051	412,879	420,445
Series 2012-WLDN, Class A,
3.905%, 05/05/2030 (S)	460,431	477,862
Series 2013-C16, Class A4,
4.166%, 12/15/2046	323,000	346,582
JPMorgan Mortgage Trust,
Series 2006-A3, Class 3A2
3.096%, 05/25/2036 (P)	31,419	28,002
LB-UBS Commercial Mortgage Trust
Series 2007-C6, Class A4,
5.858%, 07/15/2040 (P)	293,601	295,623
Series 2007-C2, Class A3,
5.430%, 02/15/2040	72,908	73,056
Lehman XS Trust, Series 2006-16N,
Class A4A 0.946%, 11/25/2046 (P)	262,091	215,553
LSTAR Securities Investment Trust
Series 2015-2, Class A,
2.533%, 01/01/2020 (P)(S)	624,416	623,091
Series 2015-4, Class A1, 2.617%,
04/01/2020 (P)(S)	532,845	531,845
Series 2015-9, Class A1,
2.617%, 10/01/2020 (P)(S)	728,947	726,100
Series 2016-3, Class A,
2.533%, 09/01/2021 (P)(S)	333,589	329,523
Series 2016-5, Class A1,
3.617%, 11/01/2021 (S)	665,193	657,810
Merrill Lynch Mortgage Investors Trust,
Series 2005-A4, Class 1A
3.081%, 07/25/2035 (P)	257,328	197,902
Merrill Lynch/Countrywide Commercial
Mortgage Trust
Series 2007-7, Class A4,
5.733%, 06/12/2050 (P)	455,396	458,301
Series 2007-9, Class A4,
5.700%, 09/12/2049	343,126	349,960
Morgan Stanley Bank of America Merrill
Lynch Trust
Series 2014-C14, Class A5,
4.064%, 02/15/2047	135,000	142,814
Series 2014-C19, Class XA IO,
1.147%, 12/15/2047	1,588,548	88,198
Morgan Stanley Capital I Trust
Series 2007-IQ14, Class A4,
5.692%, 04/15/2049 (P)	445,018	446,014
Series 2007-IQ16, Class A4,
5.809%, 12/12/2049	315,785	320,423
Series 2007-T27, Class A4,
5.643%, 06/11/2042 (P)	135,561	137,095
Series 2014-MP, Class A,
3.469%, 08/11/2029 (S)	475,000	491,818
Mortgage Repurchase Agreement
Financing Trust, Series 2016-5,
Class A 1.872%, 06/10/2019 (S)	1,034,000	1,034,000
New Residential Mortgage Loan Trust
Series 2016-2A, Class A1,
3.750%, 11/26/2035 (P)(S)	758,553	770,214

The accompanying notes are an integral part of the financial statements.	58

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
New Residential Mortgage
Loan Trust (continued)
Series 2016-4A, Class A1,
3.750%, 11/25/2056 (S)	$762,125	$785,187
OBP Depositor LLC Trust, Series
2010-OBP, Class A
4.646%, 07/15/2045 (S)	311,000	330,532
RALI Series Trust,
Series 2007-QH7, Class 1A1
1.006%, 08/25/2037	148,159	114,819
Residential Accredits Loans, Inc. Trust,
Series 2007-QH9, Class A1
1.853%, 11/25/2037 (P)	133,242	91,331
RFMSI Series Trust,
Series 2007-SA2, Class 2A1
3.554%, 04/25/2037 (P)	33,016	28,168
Sequoia Mortgage Trust,
Series 2007-3, Class 2AA1
3.102%, 07/20/2037 (P)	26,854	22,241
Springleaf Mortgage Loan Trust,
Series 2013-2A, Class M1
3.520%, 12/25/2065 (P)(S)	605,000	606,859
Structured Adjustable Rate Mortgage
Loan Trust,
Series 2004-13, Class A2
1.056%, 09/25/2034 (P)	30,800	26,725
TBW Mortgage-Backed Trust,
Series 2006-3, Class 1A
6.000%, 07/25/2036	184,985	147,563
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.000%, 03/25/2054 (P)(S)	72,042	72,637
Series 2015-4, Class A1B,
2.750%, 04/25/2055 (P)(S)	263,912	264,569
Series 2016-2, Class A1A,
2.750%, 08/25/2055 (P)(S)	544,764	543,397
Series 2016-3, Class A1,
2.250%, 08/25/2055 (P)(S)	737,028	730,824
WaMu Mortgage
Pass-Through Certificates,
Series 2007-HY6, Class 1A1
2.583%, 06/25/2037 (P)	35,456	31,729
Washington Mutual Mortgage
Pass-Through Certificates,
Series 2006-5, Class 1A1
1.356%, 07/25/2036 (P)	49,620	27,226
Wells Fargo Commercial Mortgage Trust
Series 2014-LC16, Class A5,
3.817%, 08/15/2050	310,000	324,329
Series 2015-NXS1, Class D, 4.104%,
05/15/2048 (P)	40,000	31,556
Series 2015-NXS1, Class XA IO,
1.194%, 05/15/2048	2,117,087	139,178
Series 2015-NXS3, Class XA IO,
1.184%, 09/15/2057	4,683,969	293,275
Wells Fargo Mortgage Backed
Securities Trust
Series 2005-AR16, Class 4A8,
3.075%, 10/25/2035 (P)	225,000	214,605
Series 2006-AR16, Class A1,
3.231%, 10/25/2036 (P)	177,025	163,378

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
WF-RBS Commercial Mortgage Trust
Series 2014-C19, Class A5,
4.101%, 03/15/2047	$304,634	$324,524
Series 2014-C20, Class A5,
3.995%, 05/15/2047	600,000	635,402
Series 2014-LC14, Class A5,
4.045%, 03/15/2047	600,000	636,756
		31,040,557
U.S. Government Agency - 0.2%
Federal National Mortgage Association,
Series 2016-C07, Class 2M2
5.106%, 04/25/2029	485,000	498,854
Government National
Mortgage Association,
Series 2006-38, Class XS IO
6.543%, 09/16/2035	111,600	17,867
		516,721
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $32,036,194)		$31,557,278

ASSET BACKED SECURITIES - 16.0%
ABFC Trust,
Series 2006-HE1, Class A2D
0.976%, 01/25/2037 (P)	160,450	103,423
Anchorage Capital CLO 9, Ltd.,
Series 2016-9A, Class A
2.461%, 01/15/2029 (S)	446,849	446,838
Apidos CLO,
Series 2012-9AR, Class BR
2.241%, 01/16/2027 (S)	700,000	699,650
Apidos CLO XVII
Series 2014-17A, Class A1R,
2.193%, 04/17/2026 (S)	1,200,000	1,199,400
Series 2014-17A, Class A2R,
2.733%, 04/17/2026 (S)	1,145,000	1,145,000
Apidos CLO XXI,
Series 2015-21A, Class A1
2.312%, 07/18/2027 (P)(S)	1,170,000	1,174,271
Atlas Senior Loan Fund V, Ltd.,
Series 2014-1A, Class AR
2.298%, 07/16/2026 (S)	879,000	878,996
Atlas Senior Loan Fund VI, Ltd.,
Series 2014-6A, Class A
2.420%, 10/15/2026 (P)(S)	650,000	650,198
Avery Point IV CLO, Ltd.,
Series 2014-1A, Class A
2.402%, 04/25/2026 (P)(S)	885,000	885,073
Avery Point VI CLO, Ltd.,
Series 2015-6A, Class A
2.331%, 08/05/2027 (P)(S)	1,230,000	1,231,339
Babson CLO, Ltd.,
Series 2015-IA, Class A
2.311%, 04/20/2027 (P)(S)	1,205,000	1,206,570
BlueMountain CLO, Ltd.,
Series 2015-3A, Class A1
2.361%, 10/20/2027 (P)(S)	1,040,000	1,040,652
CAL Funding II, Ltd.,
Series 2012-1A, Class A
3.470%, 10/25/2027 (S)	116,667	112,911

The accompanying notes are an integral part of the financial statements.	59

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Carlyle Global Market Strategies
Series 2012-1AR, Class BR,
2.681%, 04/20/2022 (P)(S)	$350,000	$350,059
Series 2014-4, Class B,
3.330%, 10/15/2026 (P)(S)	305,000	305,255
Series 2014-4A, Class A1,
2.380%, 10/15/2026 (P)(S)	425,000	425,281
Series 2015-2A, Class A1,
2.356%, 04/27/2027 (P)(S)	770,000	770,494
Series 2016-3A, Class A2,
2.688%, 10/20/2029 (P)(S)	430,000	430,374
CarMax Auto Owner Trust,
Series 2014-2, Class D
2.580%, 11/16/2020	280,000	280,235
Cent CLO 17, Ltd.,
Series 2013-17A, Class A1
2.187%, 01/30/2025 (P)(S)	665,000	664,615
Cent CLO 21, Ltd.,
Series 2014-21A, Class A1A
2.376%, 07/27/2026 (P)(S)	595,000	595,014
Cent CLO 22, Ltd.,
Series 2014-22A, Class A1R
2.291%, 11/07/2026 (P)(S)	440,000	439,996
Cent CLO 23, Ltd.
Series 2015-23A, Class A1,
2.370%, 04/17/2026 (P)(S)	770,000	769,998
Series 2015-23A, Class A2A,
2.930%, 04/17/2026 (P)(S)	310,000	309,998
CIFC Funding, Ltd.
Series 2012-2A, Class A3R,
3.642%, 12/05/2024 (P)(S)	505,000	505,447
Series 2014-2A, Class A1L,
2.410%, 05/24/2026 (P)(S)	890,000	892,013
CPS Auto Trust,
Series 2012-C, Class A
1.820%, 12/16/2019 (S)	39,245	39,251
Credit Acceptance Auto Loan Trust
Series 2014-1A, Class A,
1.550%, 10/15/2021 (S)	116,284	116,279
Series 2014-2A, Class A,
1.880%, 03/15/2022 (S)	540,551	541,301
Dryden Senior Loan Fund,
Series 2015-38A, Class A
2.310%, 07/15/2027 (P)(S)	660,000	660,115
First Franklin Mortgage Loan Trust,
Series 2006-FF12, Class A5
1.066%, 09/25/2036 (P)	240,000	169,533
First Investors Auto Owner Trust
Series 2014-1A, Class A3,
1.490%, 01/15/2020 (S)	77,450	77,444
Series 2014-3A, Class A3,
1.670%, 11/16/2020 (S)	512,427	512,640
Series 2014-3A, Class B,
2.390%, 11/16/2020 (S)	170,000	170,431
Flagship Credit Auto Trust,
Series 2014-1, Class A
1.210%, 04/15/2019 (S)	14,817	14,812
Ford Credit Floorplan Master Owner
Trust A, Series 2014-1, Class B
1.400%, 02/15/2019	150,000	149,990
Galaxy XIX CLO, Ltd.,
Series 2015-19A, Class A1A
2.432%, 01/24/2027 (P)(S)	895,000	895,234

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Galaxy XV CLO, Ltd.,
Series 2013-15A, Class A
2.130%, 04/15/2025 (P)(S)	$1,140,000	$1,138,683
GM Financial Automobile Leasing Trust,
Series 2014-2A, Class B
1.960%, 03/20/2018 (S)	130,000	130,344
Green Tree Agency Advance
Funding Trust,
Series 2015-T2, Class AT2
3.095%, 10/15/2048 (S)	380,000	380,000
GSAA Home Equity Trust
Series 2006-15, Class AF6,
5.876%, 09/25/2036 (P)	502,804	259,445
Series 2006-20, Class 2A1A,
0.806%, 12/25/2046 (P)	468,302	292,415
Series 2006-10, Class AF3,
5.985%, 06/25/2036 (P)	202,126	99,691
GSAA Trust,
Series 2005-7, Class AF4
5.058%, 05/25/2035 (P)	325,000	316,324
GSAMP Trust,
Series 2007-FM2, Class A2B
0.846%, 01/25/2037 (P)	301,948	181,648
Highbridge Loan Management, Ltd.,
Series 2015-6A, Class A
2.331%, 05/05/2027 (P)(S)	485,000	484,996
Honor Automobile Trust Securitization,
Series 2016-1A, Class A
2.940%, 11/15/2019 (S)	705,000	705,019
KKR CLO 15, Ltd.,
Series 15, Class A1A
2.353%, 10/18/2028 (P)(S)	645,000	645,693
Lendmark Funding Trust,
Series 2016-2A, Class A
3.260%, 04/21/2025 (S)	540,000	536,340
Louisiana Local Government
Environmental Facilities & Community
Development Authority,
Series 2010-ELL, Class A2
2.470%, 02/01/2019	115,134	115,207
Madison Park Funding XI, Ltd.,
Series 2013-11A, Class A1A
2.162%, 10/23/2025 (P)(S)	721,165	720,696
Madison Park Funding XII, Ltd.,
Series 2014-12A, Class B1
3.031%, 07/20/2026 (P)(S)	530,000	530,053
Magnetite IX, Ltd., Series 2014-9A,
Class A1 2.302%, 07/25/2026 (P)(S)	915,000	915,255
Magnetite VIII, Ltd., Series 2014-8A,
Class AR 2.180%, 04/15/2026 (S)	560,000	559,897
Magnetite XII, Ltd., Series 2015-12A,
Class AR 2.256%, 04/15/2027 (S)	555,000	554,723
Nationstar HECM Loan Trust
Series 2016-1A, Class A,
2.981%, 02/25/2026 (S)	248,524	248,149
Series 2016-2A, Class A,
2.239%, 06/25/2026 (S)	82,785	83,069
New Residential Advance Receivables
Trust, Series 2016-T2, Class AT2
2.575%, 10/15/2049 (S)	770,000	760,865
NRZ Advance Receivables Trust,
Series 2016-T4, Class AT4
3.106%, 12/15/2050 (S)	740,000	736,959
Oaktree EIF II Series B1, Ltd.,
Series 2015-B1A, Class A
2.456%, 02/15/2026 (P)(S)	775,000	775,187

The accompanying notes are an integral part of the financial statements.	60

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

		Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
OCP CLO, Ltd., Series 2015-8A,
Class A1 2.410%, 04/17/2027 (P)(S)		$1,065,000	$1,065,468
OHA Credit Partners VIII, Ltd.,
Series 2013-8A, Class A
2.001%, 04/20/2025 (P)(S)		856,000	855,170
OneMain Financial Issuance Trust,
Series 2016-2A, Class A
4.100%, 03/20/2028 (S)		945,000	963,251
OZLM XII, Ltd., Series 2015-12A,
Class A1 2.337%, 04/30/2027 (P)(S)		1,025,000	1,025,528
Race Point IX CLO, Ltd.,
Series 2015-9A, Class A1
2.390%, 04/15/2027 (P)(S)		945,000	947,200
Santander Drive Auto Receivables Trust
Series 2013-5, Class C,
2.250%, 06/17/2019		82,232	82,501
Series 2014-1, Class C,
2.360%, 04/15/2020		418,453	420,216
Series 2014-4, Class B,
1.820%, 05/15/2019		105,298	105,392
Series 2015-2, Class B,
1.830%, 01/15/2020		735,000	736,251
Securitized Asset Backed Receivables
LLC Trust, Series 2006-HE1,
Class A2B 0.846%, 07/25/2036 (P)		174,105	84,241
Shackleton 2015-VIII CLO, Ltd.,
Series 2015-8A, Class A1
2.391%, 10/20/2027 (P)(S)		1,035,000	1,035,566
SoFi Consumer Loan Program LLC
Series 2016-2A, Class A,
3.090%, 10/27/2025 (S)		534,505	533,963
Series 2016-3, Class A,
3.050%, 12/26/2025 (S)		579,630	577,502
Sound Point CLO IV, Ltd.,
Series 2013-3A, Class A
2.251%, 01/21/2026 (P)(S)		623,000	622,946
Sound Point CLO VIII, Ltd.,
Series 2015-1A, Class A
2.410%, 04/15/2027 (P)(S)		755,000	755,017
Soundview Home Loan Trust,
Series 2007-OPT2, Class 2A3
0.936%, 07/25/2037 (P)		45,000	31,259
Springleaf Funding Trust
Series 2014-AA, Class A,
2.410%, 12/15/2022 (S)		225,813	225,895
Series 2016-AA, Class A,
2.900%, 11/15/2029 (S)		590,000	588,464
SPS Servicer Advance Receivables Trust
Series 2015-T3, Class AT3,
2.920%, 07/15/2047 (S)		630,000	630,501
Series 2016-T2, Class AT2,
2.750%, 11/15/2049 (S)		630,000	626,662
Treman Park CLO, Ltd.,
Series 2015-1A, Class AR
2.251%, 04/20/2027 (S)		745,000	744,628
Venture XXI CLO, Ltd.,
Series 2015-21A, Class A
2.370%, 07/15/2027 (P)(S)		915,000	915,239
Voya CLO, Ltd.
Series 2012-3AR, Class BR,
2.830%, 10/15/2022 (P)(S)		550,000	550,600
Series 2014-3A, Class A1,
2.302%, 07/25/2026 (P)(S)		370,000	370,073
Series 2015-1A, Class A1,
2.362%, 04/18/2027 (P)(S)		730,000	730,061

Investment Quality Bond Trust (continued)

		Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Voya CLO, Ltd. (continued)
Series 2015-1A, Class A2,
2.982%, 04/18/2027 (P)(S)		$255,000	$255,021
TOTAL ASSET BACKED SECURITIES
(Cost $47,473,773)			$47,509,403

COMMON STOCKS - 0.0%
Energy - 0.0%
Arch Coal, Inc., Class A (I)		412	32,157
TOTAL COMMON STOCKS (Cost $26,605)			$32,157

PURCHASED OPTIONS - 0.0%
Put options - 0.0%
Over the Counter Option on the CNY vs.
JPY (Expiration Date: 01/05/2017;
Strike Price: CNY 16.49; Counterparty:
Goldman Sachs International) (I)		4,739,000	1,246
TOTAL PURCHASED OPTIONS (Cost $10,640)			$1,246

SECURITIES LENDING COLLATERAL - 0.5%
John Hancock
Collateral Trust, 0.7390% (W)(Y)		143,559	1,436,525
TOTAL SECURITIES LENDING
COLLATERAL (Cost $1,436,628)			$1,436,525

SHORT-TERM INVESTMENTS - 8.5%
Commercial paper - 1.1%
KFW 0.820%, 02/01/2017 *		1,560,000	1,558,929
Toyota Motor Credit Corp.
1.200%, 06/29/2017 *		1,555,000	1,546,165
			3,105,094
Foreign government - 1.0%
Japan Treasury Discount Bill,
0.000% , 01/11/2017 *	JPY	210,000,000	1,796,786
Romania Treasury Bills
0.572%, 06/26/2017 *	RON	3,360,000	775,492
0.547%, 08/28/2017 *		1,625,000	374,427
			2,946,705
Repurchase agreement - 6.4%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/30/2016 at 0.510%
to be repurchased at $9,400,533 on
01/03/2017, collateralized by
$10,236,600 U.S. Treasury Notes,
1.625% due 02/15/2026 (valued at
$9,588,005, including interest)		$9,400,000	9,400,000
Goldman Sachs Tri-Party Repurchase
Agreement dated 12/30/2016 at 0.440%
to be repurchased at $9,700,474 on
01/03/2017, collateralized by
$5,709,093 Federal National Mortgage
Association, 2.500% - 7.000% due
03/01/2020 to 12/01/2046 (valued at
$6,016,236, including interest) and
$3,623,307 Federal Home Loan
Mortgage Corp., 3.500% - 5.500% due
11/01/2040 to 12/01/2047 (valued at
$3,877,764, including interest)		9,700,000	9,700,000
			19,100,000
TOTAL SHORT-TERM INVESTMENTS (Cost $25,445,127)			$25,151,799
Total Investments (Investment Quality
Bond Trust)
(Cost $364,772,771) - 122.1%			$361,862,849
Other assets and liabilities, net - (22.1%)			(65,406,127)
TOTAL NET ASSETS - 100.0%			$296,456,722

The accompanying notes are an integral part of the financial statements.	61

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Money Market Trust

	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 100.4%
U.S. Government - 24.6%
U.S. Treasury Bill
0.355%, 01/12/2017	$8,820,000	$8,819,057
0.390%, 01/19/2017	7,830,000	7,828,493
0.401%, 02/02/2017	50,000,000	49,982,422
0.406%, 01/12/2017	12,810,000	12,808,434
0.406%, 01/26/2017	34,640,000	34,630,378
0.421%, 01/19/2017	50,000,000	49,989,625
0.436%, 01/19/2017	50,000,000	49,989,250
0.441%, 02/02/2017	22,200,000	22,191,416
0.625%, 05/18/2017	51,245,000	51,125,065
0.651%, 06/22/2017	9,140,000	9,112,052
0.652%, 06/22/2017	100,000,000	99,693,744
0.656%, 06/15/2017	75,000,000	74,778,281
0.661%, 06/29/2017	100,000,000	99,676,806
U.S. Government Agency - 75.8%
Federal Agricultural Mortgage Corp.
0.467%, 01/23/2017	65,000,000	64,981,728
0.487%, 02/01/2017	80,000,000	79,966,933
0.507%, 01/03/2017	30,000,000	29,999,167
0.704%, 05/09/2017 to 07/03/2017 (F)	150,000,000	150,000,000
0.740%, 08/23/2017 (F)	15,000,000	14,999,038
0.745%, 04/03/2017 (F)	60,000,000	60,000,000
0.773%, 03/07/2017 (F)	60,000,000	60,000,000
Federal Farm Credit Bank
0.534%, 02/13/2017 (F)	7,650,000	7,651,767
0.690%, 02/21/2017 (F)	20,000,000	20,001,124
0.709%, 03/24/2017 (F)	50,000,000	50,007,995
0.720%, 03/22/2017 (F)	25,350,000	25,351,689
0.738%, 05/12/2017 (F)	9,000,000	8,999,678
0.760%, 04/27/2017 (F)	100,000,000	100,000,000
0.800%, 04/20/2017 (F)	10,000,000	10,000,149
0.801%, 08/28/2017 (F)	20,000,000	20,000,000
0.806%, 02/27/2017 (F)	10,000,000	10,000,252
0.807%, 11/13/2017 (F)	20,000,000	19,997,377
0.811%, 05/30/2017 (F)	3,000,000	2,999,132
0.812%, 05/24/2017 (F)	10,000,000	10,000,000
Federal Home Loan Bank
0.335%, 01/06/2017 to 01/10/2017	101,345,000	101,336,688
0.345%, 01/04/2017 to 01/13/2017	18,485,000	18,483,534
0.349%, 01/06/2017	12,385,000	12,384,408
0.350%, 01/18/2017 to 01/20/2017	12,520,000	12,517,731
0.355%, 01/13/2017 to 01/18/2017	98,365,000	98,348,863
0.360%, 01/25/2017	20,000,000	19,995,267
0.361%, 01/25/2017	75,000,000	74,982,200
0.365%, 01/03/2017 to 01/06/2017	65,855,000	65,852,045
0.365%, 01/27/2017 to 02/01/2017	101,410,000	101,378,633
0.370%, 01/25/2017	103,500,000	103,474,815
0.370%, 01/27/2017	29,900,000	29,892,118
0.390%, 02/03/2017	43,900,000	43,884,507
0.395%, 01/06/2017	5,093,000	5,092,724
0.406%, 01/27/2017	10,000,000	9,997,111
0.416%, 01/25/2017	1,835,000	1,834,498
0.436%, 01/30/2017	41,210,000	41,195,725
0.446%, 01/06/2017	12,000,000	11,999,267
0.446%, 01/11/2017	3,405,000	3,404,584
0.451%, 01/13/2017	340,000	339,950
0.456%, 02/01/2017	4,750,000	4,748,159
0.467%, 01/27/2017	6,410,000	6,407,870
0.517%, 02/08/2017	8,865,000	8,860,228
0.548%, 03/09/2017	25,000,000	24,974,875
0.558%, 03/15/2017 to 03/17/2017	85,000,000	84,902,910
0.589%, 05/05/2017	4,915,000	4,905,181

Money Market Trust (continued)

	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Bank (continued)
0.620%, 04/26/2017	$8,887,000	$8,869,683
0.640%, 06/02/2017	11,700,000	11,668,878
0.671%, 06/28/2017	30,000,000	29,902,100
0.796%, 12/18/2017 (F)	10,000,000	10,014,582
Federal Home Loan Mortgage Corp.
0.355%, 01/09/2017	5,120,000	5,119,602
0.436%, 02/07/2017	50,000,000	49,977,903
Federal National Mortgage Association
0.713%, 08/01/2017	10,000,000	9,958,778
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $2,332,286,469)		$2,332,286,469
Total Investments (Money Market Trust)
(Cost $2,332,286,469) - 100.4%		$2,332,286,469
Other assets and liabilities, net - (0.4%)		(9,598,068)
TOTAL NET ASSETS - 100.0%		$2,322,688,401

New Income Trust

	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 42.0%
U.S. Government - 13.9%
Treasury Inflation Protected Securities
0.125%, 07/15/2026	$12,771,639	$12,348,234
0.625%, 01/15/2026	13,585,908	13,703,059
U.S. Treasury Bonds
2.500%, 02/15/2045 to 05/15/2046	17,335,000	15,377,802
3.000%, 11/15/2044 to 11/15/2045	21,290,000	20,962,038
3.125%, 02/15/2043	26,395,000	26,688,512
3.375%, 05/15/2044	8,055,000	8,523,310
5.375%, 02/15/2031	7,760,000	10,317,486
U.S. Treasury Notes
0.875%, 05/15/2019	2,825,000	2,797,052
1.250%, 10/31/2018	18,715,000	18,741,444
1.500%, 05/31/2019	31,530,000	31,664,696
1.625%, 05/15/2026	7,505,000	6,987,418
2.000%, 08/31/2021	19,600,000	19,659,466
U.S. Treasury Strips, PO
1.928%, 05/15/2021	220,000	202,138
		187,972,655
U.S. Government Agency - 28.1%
Federal Home Loan Mortgage Corp.
2.500%, 05/01/2028	1,344,928	1,362,790
2.598%, 01/01/2036 (P)	956	1,005
2.662%, 01/01/2036 (P)	46,933	49,555
2.714%, 02/01/2037 (P)	62,536	65,987
2.750%, 04/01/2037 (P)	55,771	58,381
2.752%, 02/01/2035 (P)	39,255	41,232
2.786%, 06/01/2038 (P)	19,389	20,307
2.801%, 10/01/2036 (P)	19,786	20,892
2.841%, 09/01/2035 (P)	13,103	13,666
2.846%, 10/01/2036 (P)	11,038	11,526
2.913%, 05/01/2037 (P)	17,704	18,633
2.940%, 01/01/2037 (P)	21,314	22,460
2.959%, 10/01/2036 (P)	88,512	93,995
2.975%, 07/01/2035 (P)	9,717	10,190
2.976%, 07/01/2035 (P)	17,232	18,273
2.991%, 06/01/2037 (P)	140,039	146,937

The accompanying notes are an integral part of the financial statements.	62

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

New Income Trust (continued)

		Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan
Mortgage Corp. (continued)
3.000%, 01/01/2043 to 03/01/2043		$9,596,543	$9,576,401
3.025%, 08/01/2036 (P)		7,341	7,746
3.035%, 09/01/2032 (P)		683	718
3.040%, 02/01/2037 (P)		63,839	68,010
3.169%, 02/01/2038 (P)		61,638	65,721
3.179%, 03/01/2036 (P)		42,977	45,378
3.205%, 02/01/2037 (P)		26,344	28,089
3.400%, 11/01/2035 (P)		13,652	14,361
3.486%, 11/01/2036 (P)		11,643	12,124
3.500%, 03/01/2043 to 05/01/2046		10,411,763	10,702,649
3.535%, 12/01/2036 (P)		14,636	15,588
4.000%, 05/01/2026 to 02/01/2041		9,539,950	10,069,801
4.500%, 11/01/2018 to 10/01/2039		5,946,325	6,413,776
5.000%, 10/01/2018 to 08/01/2040		2,507,967	2,743,538
5.500%, 03/01/2018 to 12/01/2039		172,453	190,579
6.000%, 04/01/2017 to 08/01/2038		496,840	559,648
6.500%, 05/01/2017 to 03/01/2037		120,896	138,121
7.000%, 02/01/2024 to 06/01/2032		2,015	2,322
7.500%, 05/01/2024 to 06/01/2024		246	280
Federal National Mortgage Association
2.194%, 07/01/2027 (P)		161	163
2.234%, 12/01/2035 (P)		4,297	4,455
2.452%, 10/01/2033 (P)		18,804	19,310
2.500%, 10/01/2027 to 10/01/2046		24,909,705	24,899,009
2.764%, 07/01/2035 (P)		13,969	14,562
2.771%, 07/01/2036 (P)		110,063	115,150
2.839%, 12/01/2035 (P)		4,946	5,189
2.857%, 12/01/2035 (P)		2,389	2,529
2.876%, 08/01/2037 (P)		33,603	35,282
2.890%, 05/01/2038 (P)		105,219	110,840
2.893%, 09/01/2035 (P)		63,105	66,022
2.912%, 05/01/2038 (P)		50,224	53,017
2.951%, 05/01/2038 (P)		22,967	24,268
2.955%, 04/01/2038 (P)		23,620	24,969
3.000%, TBA (C)		4,675,000	4,790,779
3.000%, 01/01/2027 to 12/01/2046		83,714,827	83,634,560
3.012%, 08/01/2036 (P)		56,497	58,558
3.046%, 12/01/2035 (P)		7,908	8,330
3.102%, 08/01/2038 (P)		12,350	13,028
3.139%, 09/01/2036 (P)		4,306	4,557
3.500%, TBA (C)		18,215,000	18,660,309
3.500%, 06/01/2042 to 05/01/2046		58,306,830	59,915,935
4.000%, 11/01/2025 to 12/01/2045		24,022,835	25,356,560
4.500%, 05/01/2019 to 02/01/2044		9,538,526	10,270,386
5.000%, 05/01/2018 to 06/01/2040		13,777,658	15,092,019
5.500%, 01/01/2017 to 09/01/2041		6,848,521	7,657,691
5.688%, 01/01/2019 (P)		66	68
6.000%, 09/01/2017 to 09/01/2038		6,128,034	6,918,915
6.500%, 06/01/2017 to 06/01/2039		439,206	505,721
7.000%, 12/01/2029 to 04/01/2037		15,325	17,748
Government National Mortgage Association
2.500%, 11/20/2042 to 07/20/2043		8,615,660	8,381,782
3.000%, 10/15/2042 to 11/20/2046		14,991,924	15,201,157
3.500%, 09/15/2041 to 10/20/2046		21,789,760	22,719,701
4.000%, TBA (C)		1,500,000	1,589,590
4.000%, 02/15/2041 to 05/20/2046		12,453,046	13,244,365
4.500%, TBA (C)		2,735,000	2,918,874
4.500%, 01/15/2019 to 09/20/2040		4,828,563	5,225,271
5.000%, 01/15/2019 to 03/20/2041		2,902,197	3,135,772
5.500%, 02/15/2029 to 06/20/2044		3,851,665	4,374,389

New Income Trust (continued)

		Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National
Mortgage Association (continued)
6.000%, 02/20/2017 to 04/20/2039		$1,778,381	$2,018,587
6.500%, 05/15/2024 to 09/15/2038		1,085,063	1,244,850
7.000%, 04/15/2017 to 10/20/2036		596,694	693,809
9.250%, 02/15/2017 to 12/15/2019		957	1,040
9.750%, 07/15/2017 to 02/15/2021		1,392	1,561
10.250%, 11/15/2020		850	958
			381,642,314
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $574,599,327)			$569,614,969

FOREIGN GOVERNMENT OBLIGATIONS - 1.0%
Bermuda - 0.1%
Government of Bermuda
4.138%, 01/03/2023 (S)		1,410,000	1,438,538
Mexico - 0.8%
Government of Mexico
4.000%, 10/02/2023		2,352,000	2,357,410
4.125%, 01/21/2026		1,590,000	1,577,280
6.500%, 06/10/2021	MXN	21,350,000	1,004,306
10.000%, 12/05/2024		104,895,000	5,855,694
			10,794,690
Morocco - 0.1%
Kingdom of Morocco
4.250%, 12/11/2022 (S)	MXN	1,695,000	$1,727,612
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $15,850,561)			$13,960,840

CORPORATE BONDS - 29.2%
Consumer discretionary - 4.5%
21st Century Fox America, Inc.
4.750%, 09/15/2044		$3,790,000	3,781,196
Altice Finco SA
7.625%, 02/15/2025 (S)		275,000	277,750
Altice Luxembourg SA
7.625%, 02/15/2025 (S)		2,175,000	2,283,750
Brinker International, Inc.
5.000%, 10/01/2024 (S)		400,000	399,000
Charter Communications Operating LLC
4.908%, 07/23/2025		2,575,000	2,710,494
6.384%, 10/23/2035		375,000	427,589
6.484%, 10/23/2045		1,475,000	1,702,275
CSC Holdings LLC
10.125%, 01/15/2023 (S)		600,000	693,000
Delphi Corp. 4.150%, 03/15/2024		1,770,000	1,822,385
DISH DBS Corp. 7.750%, 07/01/2026		350,000	394,625
Dollar Tree, Inc. 5.750%, 03/01/2023		775,000	820,586
Expedia, Inc. 5.000%, 02/15/2026		3,520,000	3,624,065
General Motors Company
4.000%, 04/01/2025		3,015,000	2,950,575
International Game Technology PLC
6.500%, 02/15/2025 (S)		325,000	348,563
INVISTA Finance LLC
4.250%, 10/15/2019 (S)		1,115,000	1,103,340
JD.com, Inc. 3.875%, 04/29/2026		3,035,000	2,902,310
KFC Holding Company/Pizza Hut
Holdings LLC/Taco Bell of
America LLC
5.000%, 06/01/2024 (S)		200,000	204,250
5.250%, 06/01/2026 (S)		250,000	253,750

The accompanying notes are an integral part of the financial statements.	63

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Newell Brands, Inc. 5.500%, 04/01/2046	$1,315,000	$1,506,786
O’Reilly Automotive, Inc.
4.875%, 01/14/2021	3,970,000	4,258,845
Omnicom Group, Inc.
3.650%, 11/01/2024	2,815,000	2,827,949
QVC, Inc.
4.375%, 03/15/2023	2,300,000	2,280,521
4.850%, 04/01/2024	2,960,000	2,972,290
5.125%, 07/02/2022	975,000	1,008,271
Scientific Games International, Inc.
10.000%, 12/01/2022	725,000	721,375
Sirius XM Radio, Inc.
5.250%, 08/15/2022 (S)	4,271,000	4,441,840
The Interpublic Group of Companies, Inc.
3.750%, 02/15/2023	1,615,000	1,626,189
4.000%, 03/15/2022	2,365,000	2,443,979
The Priceline Group, Inc.
3.600%, 06/01/2026	1,500,000	1,481,366
3.650%, 03/15/2025	2,135,000	2,126,336
Thomson Reuters Corp.
3.350%, 05/15/2026	410,000	397,707
Time Warner Cable LLC
6.550%, 05/01/2037	985,000	1,113,448
6.750%, 06/15/2039	1,740,000	2,019,808
7.300%, 07/01/2038	1,715,000	2,106,596
Townsquare Media, Inc.
6.500%, 04/01/2023 (S)	275,000	262,625
Virgin Media Secured Finance PLC
5.500%, 08/15/2026 (S)	200,000	199,500
		60,494,934
Consumer staples - 0.7%
Imperial Tobacco Finance PLC
4.250%, 07/21/2025 (S)	3,465,000	3,572,114
Mead Johnson Nutrition Company
4.125%, 11/15/2025	540,000	551,364
New Albertsons, Inc.
7.450%, 08/01/2029	150,000	141,750
Reynolds American, Inc.
4.000%, 06/12/2022	1,125,000	1,175,435
4.450%, 06/12/2025	1,830,000	1,929,713
5.850%, 08/15/2045	1,005,000	1,187,852
Rite Aid Corp.
6.125%, 04/01/2023 (S)	425,000	456,875
		9,015,103
Energy - 3.5%
Alberta Energy Company, Ltd.
7.375%, 11/01/2031	550,000	632,752
APT Pipelines, Ltd.
3.875%, 10/11/2022 (S)	1,125,000	1,126,893
Cheniere Corpus Christi Holdings LLC
5.875%, 03/31/2025 (S)	200,000	204,000
Concho Resources, Inc.
5.500%, 04/01/2023	100,000	103,630
Enbridge, Inc.
4.000%, 10/01/2023	650,000	659,199
4.250%, 12/01/2026	550,000	562,329
5.500%, 12/01/2046	830,000	890,429
Enbridge, Inc. (6.000% to 01/15/2027,
then 3 month LIBOR +
3.890%) 01/15/2077	1,130,000	1,127,175
Ensco PLC 4.700%, 03/15/2021	425,000	408,816

New Income Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Enterprise Products Operating LLC
3.950%, 02/15/2027 (L)	$705,000	$721,125
5.950%, 02/01/2041	2,755,000	3,104,948
Hess Corp.
4.300%, 04/01/2027	685,000	680,843
5.800%, 04/01/2047	540,000	559,424
Kinder Morgan, Inc.
5.050%, 02/15/2046	325,000	321,117
5.550%, 06/01/2045	1,770,000	1,858,304
Magellan Midstream Partners LP
4.250%, 09/15/2046	410,000	384,442
Origin Energy Finance, Ltd.
3.500%, 10/09/2018 (S)	3,475,000	3,515,241
Pertamina Persero PT
4.300%, 05/20/2023	705,000	701,176
6.450%, 05/30/2044 (S)	1,055,000	1,068,030
Petroleos Mexicanos
4.625%, 09/21/2023 (S)	1,055,000	1,026,304
5.375%, 03/13/2022 (S)	415,000	424,952
6.375%, 02/04/2021 (S)	2,725,000	2,902,125
Rowan Companies, Inc.
7.375%, 06/15/2025	400,000	408,000
Sabine Pass Liquefaction LLC
5.000%, 03/15/2027 (S)	3,095,000	3,122,081
5.625%, 04/15/2023	525,000	557,813
5.750%, 05/15/2024	750,000	804,375
5.875%, 06/30/2026 (S)	525,000	565,688
Schlumberger Holdings Corp.
3.000%, 12/21/2020 (S)	1,595,000	1,627,468
4.000%, 12/21/2025 (S)	3,020,000	3,160,681
Shell International Finance BV
3.250%, 05/11/2025	5,110,000	5,099,044
Spectra Energy Partners LP
3.375%, 10/15/2026	490,000	467,970
4.500%, 03/15/2045	285,000	270,470
Tallgrass Energy Partners LP
5.500%, 09/15/2024 (S)	150,000	148,875
TransCanada PipeLines, Ltd.
4.875%, 01/15/2026	2,430,000	2,700,009
Transocean, Inc. 9.000%, 07/15/2023 (S)	650,000	666,250
Valvoline, Inc. 5.500%, 07/15/2024 (S)	50,000	51,750
Western Gas Partners LP
4.000%, 07/01/2022	2,535,000	2,573,773
Williams Partners LP 4.500%, 11/15/2023	395,000	405,332
Woodside Finance, Ltd.
3.650%, 03/05/2025 (S)	595,000	580,505
3.700%, 09/15/2026 (S)	1,153,000	1,125,858
		47,319,196
Financials - 7.7%
Bank of America Corp.
3.248%, 10/21/2027	2,440,000	2,325,652
3.300%, 01/11/2023	5,580,000	5,593,096
4.200%, 08/26/2024	1,250,000	1,271,870
Barclays Bank PLC 5.140%, 10/14/2020	3,495,000	3,688,378
Barclays PLC
4.375%, 01/12/2026	200,000	202,564
5.200%, 05/12/2026	1,855,000	1,885,700
BBVA Bancomer SA
4.375%, 04/10/2024 (S)	2,975,000	2,997,313
Citigroup, Inc. 3.200%, 10/21/2026	6,900,000	6,587,948
CNA Financial Corp.
3.950%, 05/15/2024	1,100,000	1,114,490
5.875%, 08/15/2020	2,665,000	2,941,936

The accompanying notes are an integral part of the financial statements.	64

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Discover Bank 3.100%, 06/04/2020	$2,285,000	$2,310,830
Discover Financial Services
3.750%, 03/04/2025	1,385,000	1,352,343
HSBC Holdings PLC
2.650%, 01/05/2022	1,160,000	1,133,939
2.950%, 05/25/2021	1,735,000	1,732,826
HSBC Holdings PLC (6.375% to
03/30/2025, then 5 Year U.S.
ISDAFIX + 4.368%)
03/30/2025 (Q)	2,425,000	2,412,875
ING Bank NV 5.800%, 09/25/2023 (S)	3,395,000	3,726,573
ING Bank NV (4.125% to
11/21/2018, then 5 Year U.S.
ISDAFIX + 2.700%)
11/21/2023	200,000	202,162
JPMorgan Chase & Co.
2.112%, 10/24/2023 (P)	6,895,000	7,032,686
3.875%, 09/10/2024	2,120,000	2,142,510
Liberty Mutual Group, Inc.
4.850%, 08/01/2044 (S)	3,530,000	3,486,507
Morgan Stanley
2.625%, 11/17/2021	2,590,000	2,556,340
3.125%, 07/27/2026	975,000	930,106
3.700%, 10/23/2024	615,000	621,560
3.750%, 02/25/2023	8,280,000	8,496,265
Nationwide Building Society
3.900%, 07/21/2025 (S)	3,215,000	3,303,956
4.000%, 09/14/2026 (S)	900,000	856,247
Principal Financial Group, Inc.
(4.700% to 05/15/2020, then
3 month LIBOR + 3.044%)
05/15/2055	2,290,000	2,244,200
Provident Companies, Inc.
7.000%, 07/15/2018	2,360,000	2,535,131
Quicken Loans, Inc.
5.750%, 05/01/2025 (S)	875,000	850,938
Reinsurance Group of America, Inc.
4.700%, 09/15/2023	3,360,000	3,558,838
6.450%, 11/15/2019	705,000	781,779
Royal Bank of Scotland Group PLC
3.875%, 09/12/2023	800,000	767,349
4.800%, 04/05/2026	6,020,000	6,018,652
Santander UK Group Holdings PLC
2.875%, 10/16/2020 to 08/05/2021	3,055,000	2,995,295
The Goldman Sachs Group, Inc.
3.500%, 11/16/2026	2,360,000	2,311,615
5.750%, 01/24/2022	3,655,000	4,105,113
6.750%, 10/01/2037	1,985,000	2,447,493
The Toronto-Dominion Bank
(3.625% to 09/15/2026, 5 Year
U.S. Swap Rate + 2.205%)
09/15/2031	470,000	461,789
Trinity Acquisition PLC
3.500%, 09/15/2021	505,000	509,467
UBS Group Funding Jersey, Ltd.
4.125%, 09/24/2025 (S)	3,290,000	3,348,930
Unum Group 5.625%, 09/15/2020	1,040,000	1,131,755
		104,975,016

New Income Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care - 3.7%
Abbott Laboratories
2.900%, 11/30/2021	$1,885,000	$1,880,525
3.750%, 11/30/2026	3,315,000	3,290,297
AbbVie, Inc. 4.450%, 05/14/2046	2,250,000	2,150,163
Aetna, Inc. 3.200%, 06/15/2026	1,760,000	1,738,546
Agilent Technologies, Inc.
3.200%, 10/01/2022	425,000	425,388
3.875%, 07/15/2023	430,000	441,931
Anthem, Inc.
3.500%, 08/15/2024	3,250,000	3,236,854
4.650%, 01/15/2043	980,000	981,985
Biogen, Inc.
2.900%, 09/15/2020	590,000	597,079
4.050%, 09/15/2025	2,425,000	2,493,446
Celgene Corp.
3.625%, 05/15/2024	3,880,000	3,894,538
3.875%, 08/15/2025	1,975,000	2,000,667
Centene Corp.
5.625%, 02/15/2021	125,000	131,425
6.125%, 02/15/2024	500,000	526,875
Endo Finance LLC
6.500%, 02/01/2025 (S)	325,000	270,563
Express Scripts Holding Company
4.500%, 02/25/2026	2,145,000	2,205,277
4.800%, 07/15/2046	1,025,000	979,490
HCA, Inc. 5.250%, 06/15/2026	575,000	594,406
Humana, Inc.
3.850%, 10/01/2024	1,995,000	2,039,866
4.950%, 10/01/2044	1,750,000	1,835,901
Kaiser Foundation Hospitals
3.500%, 04/01/2022	2,455,000	2,530,837
Molina Healthcare, Inc.
5.375%, 11/15/2022	325,000	329,875
Novant Health, Inc.
5.850%, 11/01/2019	1,445,000	1,595,555
Perrigo Company PLC
4.000%, 11/15/2023	1,630,000	1,614,002
Shire Acquisitions Investments
Ireland DAC
2.400%, 09/23/2021	435,000	419,808
2.875%, 09/23/2023	1,580,000	1,499,360
3.200%, 09/23/2026	2,085,000	1,945,678
Tenet Healthcare Corp.
7.500%, 01/01/2022 (S)	650,000	677,625
Teva Pharmaceutical Finance
Netherlands III BV
2.200%, 07/21/2021	270,000	258,069
2.800%, 07/21/2023	1,575,000	1,489,191
3.150%, 10/01/2026	3,695,000	3,401,403
Thermo Fisher Scientific, Inc.
4.150%, 02/01/2024	2,165,000	2,252,040
Valeant Pharmaceuticals International, Inc.
6.375%, 10/15/2020 (S)	300,000	257,718
		49,986,383
Industrials - 2.3%
American Airlines 2013-1 Class A
Pass Through Trust
4.000%, 01/15/2027	3,142,556	3,236,832
American Airlines 2014-1 Class B
Pass Through Trust
4.375%, 04/01/2024	250,516	249,890

The accompanying notes are an integral part of the financial statements.	65

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
American Airlines 2015-1 Class B
Pass Through Trust
3.700%, 11/01/2024	$497,341	$484,908
American Airlines 2016-1 Class AA
Pass Through Trust
3.575%, 07/15/2029	458,873	458,873
Brambles USA, Inc.
4.125%, 10/23/2025 (S)	755,000	767,641
CCCI Treasure, Ltd. (3.500% to
04/21/2020, then 5 Year CMT +
7.192%) 04/21/2020 (Q)	710,000	712,584
Continental Airlines 2010-1 Class A
Pass Through Trust
4.750%, 07/12/2022	727,548	767,563
Continental Airlines 2012-1 Class A
Pass Through Trust
4.150%, 10/11/2025	951,895	978,072
CRCC Yupeng, Ltd. (3.950% to
08/01/2019, then 5 Year CMT +
7.251%) 08/01/2019 (Q)	465,000	474,905
Delta Air Lines 2010-2 Class A
Pass Through Trust
4.950%, 11/23/2020	453,472	475,239
Delta Air Lines 2011-1 Class A
Pass Through Trust
5.300%, 10/15/2020	332,953	351,266
ERAC USA Finance LLC
3.800%, 11/01/2025 (S)	1,410,000	1,417,990
GATX Corp. 2.600%, 03/30/2020	880,000	868,577
Grinding Media, Inc.
7.375%, 12/15/2023 (S)	175,000	183,855
H&E Equipment Services, Inc.
7.000%, 09/01/2022	275,000	289,438
Heathrow Funding, Ltd.
4.875%, 07/15/2023 (S)	2,585,000	2,752,262
HPHT Finance 15, Ltd.
2.250%, 03/17/2018 (S)	1,217,000	1,216,194
Lockheed Martin Corp.
3.550%, 01/15/2026	1,960,000	1,999,810
3.600%, 03/01/2035	660,000	625,982
3.800%, 03/01/2045	1,635,000	1,545,140
Mobile Mini, Inc. 5.875%, 07/01/2024	225,000	232,875
Reliance Intermediate Holdings LP
6.500%, 04/01/2023 (S)	550,000	578,875
Roper Technologies, Inc.
3.000%, 12/15/2020	1,475,000	1,493,025
Transurban Finance Company Pty, Ltd.
3.375%, 03/22/2027 (S)	450,000	424,539
4.125%, 02/02/2026 (S)	410,000	416,773
United Airlines 2014-2 Class B
Pass Through Trust
4.625%, 03/03/2024	3,892,697	3,980,283
US Airways 2012-2 Class A
Pass Through Trust
4.625%, 12/03/2026	2,232,554	2,366,507
US Airways 2013-1 Class A
Pass Through Trust
3.950%, 05/15/2027	2,462,669	2,524,482
		31,874,380
Information technology - 1.4%
Alibaba Group Holding, Ltd.
3.125%, 11/28/2021	2,605,000	2,603,166
Arrow Electronics, Inc.
3.500%, 04/01/2022	1,035,000	1,023,653

New Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Information technology (continued)
Avnet, Inc.
4.625%, 04/15/2026	$840,000	$817,327
4.875%, 12/01/2022	1,535,000	1,594,226
First Data Corp. 7.000%, 12/01/2023 (S)	575,000	612,375
Harris Corp. 3.832%, 04/27/2025	555,000	563,097
Keysight Technologies, Inc.
4.550%, 10/30/2024	3,085,000	3,050,439
Tencent Holdings, Ltd.
2.875%, 02/11/2020 (S)	1,595,000	1,600,329
3.800%, 02/11/2025	3,650,000	3,692,581
Visa, Inc. 4.300%, 12/14/2045	2,475,000	2,606,999
Western Digital Corp.
7.375%, 04/01/2023 (S)	650,000	715,000
10.500%, 04/01/2024 (S)	275,000	325,188
		19,204,380
Materials - 0.8%
Alcoa, Inc. 6.150%, 08/15/2020	2,457,000	2,671,988
Arconic, Inc. 5.870%, 02/23/2022	1,210,000	1,294,700
Ardagh Packaging Finance PLC
4.625%, 05/15/2023 (S)	275,000	272,594
BlueScope Steel Finance, Ltd.
6.500%, 05/15/2021 (S)	450,000	476,820
Eagle Materials, Inc. 4.500%, 08/01/2026	200,000	199,500
Ecolab, Inc. 2.700%, 11/01/2026	730,000	693,966
Holcim US Finance Sarl & Cie SCS
6.000%, 12/30/2019 (S)	2,095,000	2,294,140
Hudbay Minerals, Inc.
7.250%, 01/15/2023 (S)	100,000	103,500
International Paper Company
4.400%, 08/15/2047	2,480,000	2,338,893
Martin Marietta Materials, Inc.
4.250%, 07/02/2024	980,000	994,565
		11,340,666
Real estate - 1.7%
Boston Properties LP
2.750%, 10/01/2026	2,435,000	2,222,980
3.650%, 02/01/2026	1,090,000	1,074,890
Brixmor Operating Partnership LP
4.125%, 06/15/2026	2,755,000	2,742,779
Crown Castle Towers LLC
3.222%, 05/15/2042 (S)	205,000	208,389
3.663%, 05/15/2025 (S)	2,200,000	2,205,962
6.113%, 01/15/2040 (S)	3,988,000	4,320,842
DDR Corp. 4.250%, 02/01/2026	3,530,000	3,544,992
MPT Operating Partnership LP
5.250%, 08/01/2026	75,000	73,500
Simon Property Group LP
3.300%, 01/15/2026	1,975,000	1,962,467
The Howard Hughes Corp.
6.875%, 10/01/2021 (S)	275,000	289,795
VEREIT Operating Partnership LP
4.600%, 02/06/2024	765,000	768,825
4.875%, 06/01/2026	940,000	952,079
WEA Finance LLC
3.750%, 09/17/2024 (S)	2,010,000	2,029,262
		22,396,762
Telecommunication services - 2.0%
AT&T, Inc. 4.800%, 06/15/2044	2,050,000	1,933,519
GTP Acquisition Partners I LLC
2.350%, 06/15/2020 (S)	2,870,000	2,796,930

The accompanying notes are an integral part of the financial statements.	66

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Telecommunication services (continued)
SBA Tower Trust
2.898%, 10/15/2044 (S)	$1,650,000	$1,661,707
3.598%, 04/15/2043 (S)	3,575,000	3,588,190
3.869%, 10/15/2049 (S)	2,895,000	2,912,149
T-Mobile USA, Inc. 6.731%, 04/28/2022	550,000	574,750
Telefonica Emisiones SAU
4.570%, 04/27/2023	150,000	157,370
Verizon Communications, Inc.
4.272%, 01/15/2036	5,495,000	5,251,077
6.400%, 09/15/2033	6,750,000	8,133,021
		27,008,713
Utilities - 0.9%
Duke Energy Corp.
2.650%, 09/01/2026	1,010,000	941,218
3.750%, 09/01/2046	835,000	750,079
Exelon Corp. 2.850%, 06/15/2020	830,000	838,384
Exelon Generation Company LLC
2.950%, 01/15/2020	2,300,000	2,326,188
FirstEnergy Transmission LLC
4.350%, 01/15/2025 (S)	3,065,000	3,167,423
NRG Energy, Inc. 6.625%, 03/15/2023	700,000	701,750
Perusahaan Gas Negara Persero Tbk PT
5.125%, 05/16/2024	1,900,000	1,951,722
Sempra Energy 2.850%, 11/15/2020	1,005,000	1,011,969
Suburban Propane Partners LP
7.375%, 08/01/2021	55,000	56,925
		11,745,658
TOTAL CORPORATE BONDS (Cost $389,555,282)		$395,361,191

MUNICIPAL BONDS - 1.7%
Chicago O’Hare International
Airport (Illinois) 6.395%, 01/01/2040	1,925,000	2,512,606
Denver City & County School District
No. 1 (Colorado) 4.242%, 12/15/2037	1,575,000	1,602,437
District of Columbia 5.591%, 12/01/2034	375,000	456,563
Florida Hurricane Catastrophe Fund
Finance Corp., Series A
2.995%, 07/01/2020	1,760,000	1,802,134
Florida State Board of Administration
Finance Corp. 2.163%, 07/01/2019	1,180,000	1,188,130
JobsOhio Beverage System
4.532%, 01/01/2035	1,400,000	1,511,188
Los Angeles Department of
Airports (California)
7.053%, 05/15/2040	1,230,000	1,703,624
Maryland State Transportation Authority
5.888%, 07/01/2043	1,070,000	1,334,525
New York City Municipal Water
Finance Authority
5.952%, 06/15/2042	840,000	1,085,658
North Carolina Eastern Municipal
Power Agency
1.561%, 07/01/2017	625,000	624,969
2.003%, 07/01/2018	60,000	60,127
Port Authority of New York & New
Jersey 4.458%, 10/01/2062	2,225,000	2,232,409
South Carolina State Public Service
Authority 4.322%, 12/01/2027	1,705,000	1,836,063
State of California 5.000%, 08/01/2028	2,290,000	2,739,664
State of Georgia 5.000%, 12/01/2026	910,000	1,126,407
State of Oregon 5.892%, 06/01/2027	60,000	72,866
University of California
4.131%, 05/15/2045	495,000	488,065

New Income Trust (continued)

	Shares or Principal Amount	Value

MUNICIPAL BONDS (continued)
Virginia Commonwealth Transportation
Board 5.350%, 05/15/2035	$515,000	$620,014
TOTAL MUNICIPAL BONDS (Cost $21,117,726)		$22,997,449

TERM LOANS (M) - 2.1%
Consumer discretionary - 0.6%
JC Penney Corp., Inc.
5.250%, 06/23/2023	1,391,250	1,396,467
Jo-Ann Stores LLC 6.256%, 09/27/2023	700,000	704,669
Lions Gate Entertainment Corp.
3.750%, 12/08/2023	700,000	703,500
Nord Anglia Education Finance LLC
5.000%, 03/31/2021	719,466	729,358
Scientific Games International, Inc.
6.000%, 10/18/2020	1,392,821	1,410,523
Serta Simmons Bedding LLC
4.500%, 11/08/2023	1,600,000	1,616,496
Univision Communications, Inc.
4.000%, 03/01/2020	2,124,081	2,134,702
		8,695,715
Financials - 0.4%
Asurion LLC
4.020%, 05/24/2019	409,990	413,192
4.750%, 11/03/2023	1,471,313	1,491,543
5.000%, 08/04/2022	701,772	710,719
8.500%, 03/03/2021	700,000	710,941
HUB International, Ltd.
4.000%, 10/02/2020	1,392,839	1,402,658
		4,729,053
Health care - 0.2%
MPH Acquisition Holdings LLC
5.000%, 06/07/2023	533,573	542,436
Valeant Pharmaceuticals
International, Inc. 5.500%, 04/01/2022	1,386,951	1,387,215
		1,929,651
Industrials - 0.3%
Avago Technologies Cayman
Finance, Ltd. 3.704%, 02/01/2023	1,430,185	1,449,850
C.H.I. Overhead Doors, Inc.
4.500%, 07/29/2022	696,478	696,771
Uber Technologies, Inc.
5.000%, 07/13/2023	2,094,750	2,097,368
		4,243,989
Information technology - 0.4%
First Data Corp. 3.756%, 03/24/2021	3,151,760	3,187,217
Match Group, Inc. 7.250%, 11/16/2022	328,125	332,637
Rackspace Hosting, Inc.
4.500%, 11/03/2023	667,854	675,922
Western Digital Corp.
4.520%, 04/29/2023	1,691,500	1,717,397
		5,913,173
Telecommunication services - 0.2%
Ancestry.com Operations, Inc.
5.250%, 10/19/2023	675,000	681,116
Intelsat Jackson Holdings SA
3.750%, 06/30/2019	2,123,377	2,050,163
		2,731,279
TOTAL TERM LOANS (Cost $28,026,286)		$28,242,860

The accompanying notes are an integral part of the financial statements.	67

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 10.1%
Commercial and residential - 7.7%
225 Liberty Street Trust,
Series 2016-225L, Class A
3.597%, 02/10/2036 (S)	$705,000	$721,584
Alternative Loan Trust,
Series 2005-61, Class 2A2
1.136%, 12/25/2035 (P)	212,549	172,122
Banc of America Commercial
Mortgage Trust,
Series 2006-3, Class AM
5.870%, 07/10/2044 (P)	2,210,000	1,679,217
Banc of America Funding Trust,
Series 2005-A, Class 5A1
1.039%, 02/20/2035 (P)	139,718	132,532
Banc of America Mortgage
Securities Trust
Series 2005-B, Class 2A1,	819,927	739,465
3.063%, 03/25/2035 (P)
Series 2004-A, Class 2A2,	21,240	20,959
2.984%, 02/25/2034 (P)
Series 2004-D, Class 2A2,	9,615	9,610
3.257%, 05/25/2034 (P)
Series 2004-H, Class 2A2,	33,681	32,817
3.190%, 09/25/2034 (P)
Series 2004-I, Class 3A2,	4,477	4,438
3.264%, 10/25/2034 (P)
Series 2005-J, Class 3A1,
3.602%, 11/25/2035 (P)	570,509	544,753
Bear Stearns ALT-A Trust,
Series 2005-8, Class 12A1
1.296%, 10/25/2035 (P)	1,677,639	1,545,297
Citigroup Commercial Mortgage Trust
Series 2015-GC29, Class A4,
3.192%, 04/10/2048	2,820,000	2,819,036
Series 2015-GC33, Class A4,
3.778%, 09/10/2058	875,000	910,232
Series 2015-GC35, Class A4,
3.818%, 11/10/2048	1,715,000	1,790,497
Series 2015-P1, Class A5,
3.717%, 09/15/2048	970,000	1,010,022
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank AG)
Series 2014-CR21, Class A3,
3.528%, 12/10/2047	7,265,000	7,462,891
Series 2014-UBS6, Class A5,
3.644%, 12/10/2047	3,275,000	3,369,813
Series 2015-CR26, Class A4,
3.630%, 08/10/2025	1,150,000	1,181,849
Series 2015-CR26, Class AM,
4.085%, 10/10/2048 (P)	1,340,000	1,377,283
Series 2015-LC21, Class B,
4.312%, 10/07/2048 (P)	1,630,000	1,620,005
Series 2016-CR28, Class AHR,
3.651%, 02/10/2049	1,008,681	1,012,174
Commercial Mortgage Trust
(Deutsche Bank AG)
Series 2014-LC15, Class A4,
4.006%, 04/10/2047	4,175,000	4,426,947
Series 2014-TWC, Class A,
1.530%, 02/13/2032 (P)(S)	2,135,000	2,135,000

New Income Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Commercial Mortgage Trust (Deutsche
Bank AG/Jefferies & Company)
Series 2015-PC1, Class A2,
3.148%, 07/10/2050	$640,000	$656,345
Series 2015-PC1, Class AM,
4.290%, 07/10/2050 (P)	490,000	504,989
Series 2015-PC1, Class B,
4.591%, 07/10/2050 (P)	825,000	812,030
Commercial Mortgage Trust (Goldman
Sachs & Company/RBS Greenwich
Capital), Series 2007-GG9, Class AM
5.475%, 03/10/2039	1,733,561	1,732,940
Credit Suisse Commercial Mortgage Trust
Series 2015-GLPB, Class A,
3.639%, 11/15/2034 (S)	3,465,000	3,606,741
Series 2015-GLPB, Class B,
3.811%, 11/15/2034 (P)(S)	1,490,000	1,535,505
CSAIL Commercial Mortgage Trust
Series 2015-C3, Class A4,
3.718%, 08/15/2048	1,015,000	1,056,970
Series 2016-C6, Class A5,
3.090%, 01/15/2049	695,000	685,595
Deutsche Alt-A Securities, Inc. Mortgage
Loan Trust, Series 2005-2, Class 1A1
1.156%, 04/25/2035 (P)	854,251	746,351
DSLA Mortgage Loan Trust
Series 2004-AR1, Class A1A,
1.576%, 09/19/2044 (P)	1,106,540	1,025,742
Series 2004-AR4, Class 2A1A,
1.096%, 01/19/2045 (P)	965,468	828,944
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class A
3.555%, 09/10/2035 (P)(S)	585,000	600,994
Fosse Master Issuer PLC,
Series 2012-1A, Class 3A1
2.382%, 10/18/2054 (P)(S)	2,370,294	2,382,266
GMAC Mortgage Corp. Loan Trust,
Series 2005-AR3, Class 5A1
3.454%, 06/19/2035 (P)	176,004	172,864
GS Mortgage Securities Trust
Series 2015-GC34, Class AS,
3.911%, 10/10/2048	455,000	466,468
Series 2015-GC35, Class A4,
3.506%, 10/10/2048	1,450,000	1,477,497
Series 2016-GS2, Class A4,
3.050%, 05/10/2049	775,000	765,975
GS Mortgage-Backed Securities Trust,
Series 2014-EB1A, Class 2A1
2.481%, 07/25/2044 (P)(S)	585,670	581,352
HarborView Mortgage Loan Trust
Series 2005-2, Class 2A1A,
1.176%, 05/19/2035 (P)	442,613	369,894
Series 2006-12, Class 2A2A,
0.926%, 01/19/2038 (P)	686,264	593,352
Holmes Master Issuer PLC,
Series 2012-3A, Class B1
3.080%, 10/15/2054 (P)(S)	2,950,000	2,977,937
HomeBanc Mortgage Trust
Series 2005-4, Class A1,
1.026%, 10/25/2035 (P)	1,073,674	1,032,106
Series 2005-4, Class A2,
1.086%, 10/25/2035 (P)	976,537	943,501

The accompanying notes are an integral part of the financial statements.	68

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
JPMBB Commercial Mortgage
Securities Trust
Series 2014-C24, Class A5,
3.638%, 11/15/2047	$625,000	$647,364
Series 2015-C28, Class A4,
3.227%, 10/15/2048	4,250,000	4,267,389
Series 2015-C30, Class A2,
3.087%, 07/15/2048	250,000	256,819
Series 2015-C30, Class A5,
3.822%, 07/15/2048	3,905,000	4,064,140
Series 2015-C31, Class A3,
3.801%, 08/15/2048	1,950,000	2,026,499
JPMorgan Alternative Loan Trust,
Series 2007-A2, Class 12A3
0.946%, 06/25/2037 (P)	400,827	384,376
JPMorgan Chase Commercial Mortgage
Securities Trust
Series 2016-ATRM, Class A,
2.962%, 10/05/2028 (S)	2,135,000	2,145,499
Series 2016-JP3, Class A5,
2.870%, 08/15/2049	2,315,000	2,241,564
Series 2016-JP3, Class B,
3.397%, 08/15/2049 (P)	660,000	643,381
JPMorgan Mortgage Trust,
Series 2005-ALT1, Class 1A1
1.056%, 10/25/2035 (P)	1,593,779	1,199,163
LB-UBS Commercial Mortgage Trust,
Series 2008-C1, Class A2
6.113%, 04/15/2041 (P)	1,070,660	1,109,902
Merrill Lynch Mortgage Investors Trust,
Series 2005-A9, Class 2A1C
3.086%, 12/25/2035 (P)	1,317,337	1,255,956
Mill City Mortgage Loan Trust,
Series 2016-1, Class A1
2.500%, 04/25/2057 (P)(S)	700,822	697,162
Morgan Stanley Bank of America Merrill
Lynch Trust
Series 2015-C24, Class AS,
4.036%, 05/15/2048 (P)	270,000	278,027
Series 2015-C24, Class B,
4.353%, 05/15/2048 (P)	490,000	496,887
Series 2015-C24, Class C,
4.353%, 05/15/2048 (P)	325,000	296,984
Series 2015-C27, Class A4,
3.753%, 12/15/2047	1,285,000	1,330,623
Morgan Stanley Capital I Trust,
Series 2015-MS1, Class AS
4.030%, 05/15/2048 (P)	195,000	201,959
STARM Mortgage Loan Trust,
Series 2007-2, Class 5A1
5.218%, 04/25/2037 (P)	608,568	506,476
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.000%, 03/25/2054 (P)(S)	2,439,619	2,459,745
Series 2015-5, Class A1B,
2.750%, 05/25/2055 (P)(S)	1,265,225	1,267,728
Series 2016-1, Class A1B,
2.750%, 02/25/2055 (P)(S)	1,141,970	1,144,141
Series 2016-1, Class A3B,
3.000%, 02/25/2055 (P)(S)	1,375,195	1,376,621
Series 2016-2, Class A1A,
2.750%, 08/25/2055 (P)(S)	849,831	847,699
Series 2016-3, Class A1,
2.250%, 08/25/2055 (P)(S)	1,068,029	1,059,038

New Income Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Vendee Mortgage Trust, Series 1996-3,
Class 4 9.681%, 03/15/2025 (P)	$580	$614
WaMu Mortgage Pass
Through Certificates
Series 2005-AR12, Class 2A1,
3.056%, 09/25/2035 (P)	244,982	244,424
Series 2005-AR13, Class A1C3,
1.246%, 10/25/2045 (P)	713,558	608,894
Series 2005-AR19, Class A1C3,
1.256%, 12/25/2045 (P)	554,501	502,445
Wells Fargo Commercial Mortgage Trust
Series 2015-C29, Class A4,
3.637%, 06/15/2048	1,565,000	1,612,276
Series 2015-LC20, Class C,
4.056%, 04/15/2050 (P)	1,105,000	987,749
Series 2015-NSX2, Class C,
4.251%, 07/15/2058 (P)	300,000	269,240
Series 2015-NXS2, Class A2,
3.020%, 07/15/2058	1,070,000	1,095,341
Series 2015-NXS2, Class A5,
3.767%, 07/15/2058 (P)	1,775,000	1,845,491
Series 2015-NXS2, Class AS,
4.121%, 07/15/2058 (P)	370,000	386,854
Series 2015-NXS2, Class B,
4.251%, 07/15/2058 (P)	550,000	549,664
Series 2015-SG1, Class A4,
3.789%, 12/15/2047	1,675,000	1,739,230
Wells Fargo Mortgage Backed
Securities Trust
Series 2006-2, Class 2A1,
1.456%, 03/25/2036 (P)	623,430	507,189
Series 2003-O, Class 5A1,
2.896%, 01/25/2034 (P)	28,099	28,581
WFRBS Commercial Mortgage Trust,
Series 2013-C18, Class A3
3.651%, 12/15/2046	840,000	877,113
		103,735,148
U.S. Government Agency - 2.4%
Federal Home Loan Mortgage Corp.
Series 199, Class PO,
1.420%, 08/01/2028	1,041	882
Series 2014-HQ2, Class M2,
2.956%, 09/25/2024 (P)	1,385,000	1,414,021
Series 2015-DN1, Class M2,
3.156%, 01/25/2025 (P)	938,994	942,763
Series 2015-DNA1, Class M2,
2.606%, 10/25/2027 (P)	2,395,000	2,429,293
Series 2015-DNA3, Class M2,
3.606%, 04/25/2028 (P)	1,450,000	1,491,846
Series 2015-HQ1, Class M2,
2.956%, 03/25/2025 (P)	1,301,382	1,312,828
Series 2015-HQ2, Class M2,
2.706%, 05/25/2025 (P)	1,480,000	1,502,106
Series 2015-HQA2, Class M2,
3.556%, 05/25/2028 (P)	1,135,000	1,164,983
Series 2016-DNA1, Class M2,
3.656%, 07/25/2028 (P)	850,000	875,000
Series 2016-DNA3, Class M2,
2.756%, 12/25/2028 (P)	625,000	630,818
Series 4448, Class JA,
4.000%, 11/15/2036	135,000	142,598

The accompanying notes are an integral part of the financial statements.	69

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series 4614, Class FG,
1.204%, 09/15/2046 (P)	$1,360,673	$1,360,561
Series 4621, Class FK,
1.204%, 10/15/2046 (P)	744,659	744,295
Series 4623, Class EF,
1.154%, 10/15/2046 (P)	463,016	459,868
Series 4623, Class MF,
1.204%, 10/15/2046 (P)	425,476	425,183
Series K025, Class A1,
1.875%, 04/25/2022	2,213,206	2,201,774
Series K502, Class A2,
1.426%, 08/25/2017	548,007	548,371
Federal National Mortgage Association
Series 2016-64, Class FA,
1.256%, 09/25/2046 (P)	1,913,970	1,903,327
Series 2016-70, Class F,
1.206%, 10/25/2046 (P)	914,417	909,105
Series 2016-79, Class NF,
1.206%, 11/25/2046 (P)	1,811,836	1,800,303
Series 2016-84, Class FT,
1.256%, 11/25/2046 (P)	1,024,659	1,018,170
Series 2016-C01, Class 2M1,
2.856%, 08/25/2028 (P)	3,360,749	3,390,759
Series 2016-C02, Class 1M1,
2.906%, 09/25/2028 (P)	1,359,111	1,373,242
Series 2016-C05, Class 2M1,
2.106%, 01/25/2029 (P)	1,268,338	1,271,205
Series 2016-C06, Class 1M1,
2.056%, 04/25/2029 (P)	2,476,341	2,481,248
Series 319, Class 2 IO,
6.500%, 02/25/2032	3,192	772
Government National Mortgage Association
Series 2010-103, Class IN IO,
4.500%, 02/20/2039	348,762	21,998
Series 2010-92, Class PI IO,
4.500%, 11/20/2037	970,287	26,407
Series 2011-41 Class AI IO,
4.500%, 12/20/2039	2,920,625	270,070
Series 2011-88, Class EI IO,
4.500%, 11/20/2039	455,702	38,971
Series 2012-94, Class BI IO,
4.000%, 05/20/2037	1,754,814	271,612
Series 2013-24, Class OI IO,
4.000%, 02/20/2043	1,521,874	302,182
		32,726,561
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $136,887,396)		$136,461,709

ASSET BACKED SECURITIES - 10.5%
Ally Master Owner Trust, Series 2015-3,
Class A 1.630%, 05/15/2020	8,360,000	8,349,012
AmeriCredit Automobile Receivables Trust
Series 2013-5, Class D,
2.860%, 12/09/2019	675,000	683,334
Series 2014-2, Class C,
2.180%, 06/08/2020	1,360,000	1,368,377
Series 2016-1, Class A3,
1.810%, 10/08/2020	460,000	460,981
Series 2016-1, Class C,
2.890%, 01/10/2022	670,000	678,053

New Income Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
ASSET BACKED SECURITIES (continued)
Series 2016-2, Class C,
2.870%, 11/08/2021	$325,000	$326,645
Series 2012-4, Class C,
1.930%, 08/08/2018	143,048	143,055
Ascentium Equipment Receivables Trust
Series 2015-1A, Class A3,
1.610%, 10/13/2020 (S)	445,142	445,689
Series 2016-2A, Class A2,
1.460%, 04/10/2019 (S)	310,000	309,320
Avis Budget Rental Car Funding
AESOP LLC
Series 2012-3A, Class A,
2.100%, 03/20/2019 (S)	355,000	355,339
Series 2013-1A, Class B,
2.620%, 09/20/2019 (S)	560,000	558,299
Series 2013-2A, Class A,
2.970%, 02/20/2020 (S)	500,000	505,069
Series 2014-1A, Class A,
2.460%, 07/20/2020 (S)	5,450,000	5,435,086
Series 2014-2A, Class A,
2.500%, 02/20/2021 (S)	865,000	860,978
BankBoston Home Equity Loan Trust,
Series 1998-2, Class A6
6.640%, 12/25/2028 (P)	8,461	8,449
Barclays Dryrock Issuance Trust
Series 2014-3, Class A,
2.410%, 07/15/2022	1,570,000	1,587,311
Series 2015-1, Class A,
2.200%, 12/15/2022	390,000	391,478
BMW Vehicle Lease Trust,
Series 2016-2, Class A4
1.570%, 02/20/2020	1,105,000	1,095,624
Cabela’s Credit Card Master Note Trust,
Series 2012-1A, Class A1
1.630%, 02/18/2020 (S)	2,000,000	2,001,315
Capital Auto Receivables Asset Trust
Series 2013-4, Class E,
3.830%, 07/20/2022 (S)	550,000	558,493
Series 2014-1, Class C,
2.840%, 04/22/2019	655,000	662,086
Series 2014-1, Class D,
3.390%, 07/22/2019	1,345,000	1,376,173
Series 2014-2, Class C,
2.410%, 05/20/2019	835,000	841,486
Series 2015-4, Class A4,
2.010%, 07/20/2020	1,640,000	1,642,015
CarMax Auto Owner Trust
Series 2014-1, Class D,
2.430%, 08/17/2020	3,375,000	3,373,409
Series 2016-4, Class A3,
1.400%, 08/15/2021	1,565,000	1,547,699
Series 2016-4, Class C,
2.260%, 07/15/2022	300,000	293,030
CCG Receivables Trust,
Series 2016-1, Class A2
1.690%, 09/14/2022 (S)	1,080,000	1,078,995
Chase Funding Trust
Series 2002-2, Class 1M1,
5.599%, 09/25/2031	728	720
Series 2002-4, Class 2A1,
1.496%, 10/25/2032 (P)	3,961	3,724

The accompanying notes are an integral part of the financial statements.	70

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
ASSET BACKED SECURITIES (continued)
Chase Issuance Trust
Series 2015-A2, Class A2,
1.590%, 02/18/2020	$1,810,000	$1,815,008
Series 2016-A2, Class A,
1.370%, 06/15/2021	1,375,000	1,361,232
Chrysler Capital Auto Receivables Trust
Series 2016-BA, Class A2,
1.360%, 01/15/2020 (S)	680,000	679,045
Series 2016-BA, Class A3,
1.640%, 07/15/2021 (S)	640,000	634,759
Citibank Credit Card Issuance Trust,
Series 2016-A1, Class A1
1.750%, 11/19/2021	2,705,000	2,691,628
CNH Equipment Trust
Series 2012-D, Class B,
1.270%, 05/15/2020	2,936,000	2,937,721
Series 2016-C, Class A3,
1.440%, 12/15/2021	1,570,000	1,553,900
Countrywide Asset-Backed Certificates,
Series 2004-BC1, Class M2
2.361%, 01/25/2034 (P)	1,089,729	1,034,421
DB Master Finance LLC,
Series 2015-1A, Class A2I
3.262%, 02/20/2045 (S)	1,758,675	1,760,981
Discover Card Execution Note Trust,
Series 2016-A3, Class A3
1.850%, 10/16/2023	820,000	802,202
Domino’s Pizza Master Issuer LLC,
Series 2012-1A, Class A2
5.216%, 01/25/2042 (S)	1,094,160	1,116,003
Elara HGV Timeshare Issuer LLC,
Series 2014-A, Class A
2.530%, 02/25/2027 (S)	718,722	716,001
Enterprise Fleet Financing LLC
Series 2015-1, Class A2,
1.300%, 09/20/2020 (S)	3,359,727	3,357,230
Series 2016-2, Class A2,
1.740%, 02/22/2022 (S)	1,645,000	1,640,168
Ford Credit Auto Owner Trust
Series 2013-B, Class D,
1.820%, 11/15/2019	3,300,000	3,308,675
Series 2014-C, Class A4,
1.560%, 02/15/2020	790,000	790,877
Series 2016-2, Class A,
2.030%, 12/15/2027 (S)	4,930,000	4,843,600
Series 2016-C, Class B,
1.730%, 03/15/2022	625,000	616,453
Series 2016-C, Class C,
1.930%, 04/15/2023	415,000	407,604
GM Financial Automobile Leasing Trust,
Series 2016-2, Class B
2.080%, 03/20/2020	710,000	705,178
GMF Floorplan Owner Revolving Trust
Series 2016-1, Class B,
2.410%, 05/17/2021 (S)	510,000	507,989
Series 2016-1, Class C,
2.850%, 05/17/2021 (S)	197,000	195,695
GreatAmerica Leasing Receivables,
Series 2014-1, Class A4
1.470%, 08/15/2020 (S)	1,640,000	1,639,809

New Income Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
ASSET BACKED SECURITIES (continued)
GSAA Home Equity Trust
Series 2005-11, Class 2A1,
1.036%, 10/25/2035 (P)	$682,911	$633,013
Series 2007-7, Class 2A1,
0.770%, 07/25/2037 (P)	1,129,590	990,704
GSAA Trust, Series 2005-8, Class A3
1.186%, 06/25/2035 (P)	1,600,992	1,510,569
HOA Funding LLC, Series 2014-1A,
Class A2 4.846%, 08/20/2044 (S)	2,459,125	2,176,982
Honda Auto Receivables Owner Trust,
Series 2016-4, Class A4
1.360%, 01/18/2023	690,000	678,555
Huntington Auto Trust, Series 2016-1,
Class A4 1.930%, 04/15/2022	650,000	646,765
Hyundai Auto Lease Securitization Trust
Series 2015-B, Class A4,
1.660%, 07/15/2019 (S)	2,595,000	2,602,226
Series 2016-C, Class A3,
1.490%, 02/18/2020 (S)	1,675,000	1,669,941
Kubota Credit Owner Trust
Series 2014-1A, Class A4,
1.670%, 07/15/2020 (S)	5,075,000	5,086,232
Series 2016-1A, Class A3,
1.500%, 07/15/2020 (S)	415,000	410,839
Mercedes-Benz Auto Lease Trust,
Series 2016-B, Class A3
1.350%, 08/15/2019	835,000	832,627
MMAF Equipment Finance LLC,
Series 2016-AA, Class A4
1.760%, 01/17/2023 (S)	530,000	521,584
MVW Owner Trust
Series 2013-1A, Class A,
2.150%, 04/22/2030 (S)	443,449	439,186
Series 2014-1A, Class A,
2.250%, 09/22/2031 (S)	304,205	300,355
Nationstar HECM Loan Trust
Series 2016-1A, Class A,
2.981%, 02/25/2026 (S)	314,798	314,322
Series 2016-3A, Class A,
2.012%, 08/25/2026 (S)	253,149	253,693
Nelnet Student Loan Trust, Series 2008-3,
Class A4 2.575%, 11/25/2024 (P)	1,370,976	1,381,010
Nissan Auto Receivables Owner Trust,
Series 2016-C, Class A3
1.180%, 01/15/2021	680,000	673,468
Nissan Master Owner Trust Receivables
Trust, Series 2015-A, Class A2
1.440%, 01/15/2020	3,495,000	3,495,080
Renaissance Home Equity Loan Trust,
Series 2007-1, Class AF1
5.742%, 04/25/2037 (P)	3,193,218	1,534,696
Residential Asset Mortgage Products,
Inc., Series 2003-RZ2, Class A1
4.100%, 04/25/2033 (P)	4,095	4,115
Santander Drive Auto Receivables Trust
Series 2014-3, Class D,
2.650%, 08/17/2020	290,000	293,332
Series 2015-5, Class D,
3.650%, 12/15/2021	330,000	338,066
Series 2016-1, Class D,
4.020%, 04/15/2022	190,000	196,994
Series 2016-3, Class C, 2.
460%, 03/15/2022	165,000	164,063

The accompanying notes are an integral part of the financial statements.	71

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
ASSET BACKED SECURITIES (continued)
Sierra Timeshare Receivables
Funding LLC
Series 2014-3A, Class A,
2.300%, 10/20/2031 (S)	$1,095,072	$1,093,156
Series 2015-1A, Class A,
2.400%, 03/22/2032 (S)	907,040	902,708
Series 2015-2A, Class A,
2.430%, 06/20/2032 (S)	1,227,117	1,225,718
Series 2015-3A, Class A,
2.580%, 09/20/2032 (S)	875,084	870,390
SLM Student Loan Trust
Series 2008-4, Class A4,
2.532%, 07/25/2022 (P)	142,089	142,913
Series 2008-5, Class A4,
2.582%, 07/25/2023 (P)	1,584,742	1,593,567
Series 2008-9, Class A,
2.382%, 04/25/2023 (P)	1,133,977	1,135,444
SMART ABS Trust
Series 2014-1US, Class A4A,
1.680%, 12/14/2019	4,755,000	4,741,201
Series 2015-1US, Class A3A,
1.500%, 09/14/2018	814,904	813,377
Series 2016-2US, Class A3A,
1.710%, 03/15/2021	1,375,000	1,375,138
SMB Private Education Loan Trust
Series 2015-A, Class A2A,
2.490%, 06/15/2027 (S)	1,385,000	1,368,163
Series 2015-B, Class A2A,
2.980%, 07/15/2027 (S)	1,525,000	1,540,609
Series 2015-C, Class A2A,
2.750%, 07/15/2027 (S)	1,650,000	1,650,427
Series 2016-A, Class A2A,
2.700%, 05/15/2031 (S)	550,000	545,467
Series 2016-B, Class A2A,
2.430%, 02/17/2032 (S)	1,260,000	1,231,506
Series 2016-C, Class A2A,
2.340%, 09/15/2034 (S)	675,000	662,978
Springleaf Funding Trust,
Series 2016-AA, Class A
2.900%, 11/15/2029 (S)	900,000	897,656
Synchrony Credit Card Master Note Trust
Series 2012-2, Class A,
2.220%, 01/15/2022	5,465,000	5,505,261
Series 2013-1, Class B,
1.690%, 03/15/2021	3,470,000	3,469,270
Series 2014-1, Class B,
1.810%, 11/15/2020	1,785,000	1,788,314
Series 2014-1, Class C,
1.910%, 11/15/2020	855,000	855,928
Series 2015-1, Class B,
2.640%, 03/15/2023	1,340,000	1,340,628
Series 2015-4, Class B,
2.620%, 09/15/2023	670,000	669,764
Terwin Mortgage Trust,
Series 2005-14HE, Class AF2
4.849%, 08/25/2036 (P)	197,421	200,204
Toyota Auto Receivables Trust,
Series 2016-C, Class A3
1.140%, 08/17/2020	595,000	590,990
Utility Debt Securitization Authority,
Series 2013-T, Class T1
2.042%, 06/15/2021	2,010,000	2,009,678

New Income Trust (continued)

		Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
ASSET BACKED SECURITIES (continued)
Verizon Owner Trust, Series 2016-2A,
Class A 1.680%, 05/20/2021 (S)		$980,000	$975,693
Wendys Funding LLC, Series 2015-1A,
Class A2I 3.371%, 06/15/2045 (S)		3,574,750	3,569,302
Wheels SPV LLC, Series 2015-1A,
Class A2 1.270%, 04/22/2024 (S)		677,085	675,655
TOTAL ASSET BACKED
SECURITIES (Cost $144,222,800)			$142,646,945

PURCHASED OPTIONS - 0.0%
Call options - 0.0%
Exchange Traded Option on 10 Year U.S.
Treasury Note Futures (Expiration Date:
02/24/2017; Strike Price: $126.00) (I)		260,000	97,500
TOTAL PURCHASED OPTIONS (Cost $69,598)			$97,500

SECURITIES LENDING COLLATERAL - 0.1%
John Hancock Collateral
Trust, 0.7390% (W)(Y)		66,715	667,580
TOTAL SECURITIES LENDING
COLLATERAL (Cost $667,631)			$667,580

SHORT-TERM INVESTMENTS - 4.8%
Commercial paper - 0.8%
Enbridge Energy Partners LP
1.590%, 02/09/2017 *		3,365,000	3,360,834
AXA Financial, Inc.
1.620%, 08/30/2017 *		2,905,000	2,875,587
Credit Suisse AG
1.753%, 09/12/2017 *		3,515,000	3,515,000
Ford Motor Credit Company LLC
1.750%, 09/01/2017 *		1,770,000	1,748,390
			11,499,811
Foreign government - 0.2%
Japan Treasury Discount Bill
0.000% , 03/13/2017 *	JPY	390,000,000	3,339,497
Money market funds - 3.7%
T. Rowe Price Government
Money Fund, 0.4456% (Y)		49,440,884	49,440,884
Repurchase agreement - 0.1%
Repurchase Agreement with State Street
Corp. dated 12/30/2016 at 0.030% to be
repurchased at $1,155,004 on
01/03/2017, collateralized by
$1,170,000 Federal Home Loan
Mortgage Corp., 1.750% due
05/30/2019 (valued at $1,181,744
including interest)		$1,155,000	1,155,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $65,529,530)			$65,435,192
Total Investments (New Income Trust)
(Cost $1,376,526,137) - 101.5%			$1,375,486,235
Other assets and liabilities, net - (1.5%)			(20,741,145)
TOTAL NET ASSETS - 100.0%			$1,354,745,090

The accompanying notes are an integral part of the financial statements.	72

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Short Term Government Income Trust

	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 93.0%
U.S. Government - 25.8%
U.S. Treasury Notes
0.625%, 04/30/2018	$2,430,000	$2,417,901
0.750%, 03/31/2018	5,015,000	5,000,085
0.875%, 01/31/2018 to 07/15/2018	24,140,000	24,093,406
1.000%, 03/15/2019	6,680,000	6,642,665
1.125%, 06/30/2021	6,630,000	6,410,885
1.250%, 03/31/2021	6,695,000	6,534,702
1.375%, 09/30/2020	4,515,000	4,460,522
1.625%, 06/30/2020	23,175,000	23,170,387
1.750%, 11/30/2021	5,035,000	4,992,434
		83,722,987
U.S. Government Agency - 67.2%
Federal Agricultural Mortgage Corp.
0.970%, 07/26/2019	10,005,000	9,853,304
1.750%, 06/15/2020	6,225,000	6,174,353
2.000%, 01/15/2021	11,620,000	11,636,190
5.125%, 04/19/2017 (S)	12,998,000	13,170,639
Federal Farm Credit Bank
0.900%, 12/26/2017	2,890,000	2,885,549
1.080%, 07/05/2019	6,255,000	6,169,926
1.160%, 11/01/2019	8,270,000	8,167,030
1.290%, 07/13/2020	5,210,000	5,058,113
1.440%, 08/16/2021	6,720,000	6,470,406
1.680%, 04/05/2021	6,110,000	5,930,397
Federal Home Loan Bank
1.125%, 10/11/2019	6,255,000	6,171,471
1.150%, 06/22/2018	6,790,000	6,750,380
1.550%, 10/26/2020	5,825,000	5,727,070
1.700%, 04/26/2021	6,250,000	6,064,175
2.000%, 03/30/2021	4,695,000	4,682,169
Federal Home Loan Mortgage Corp.
1.000%, 05/25/2018	6,265,000	6,247,752
1.150%, 09/14/2018	8,255,000	8,241,247
1.250%, 07/26/2019	5,210,000	5,174,624
1.300%, 08/23/2019	8,400,000	8,315,194
3.000%, 07/01/2030 to 11/01/2030	4,486,884	4,618,715
5.500%, 07/01/2040	2,167,675	2,472,674
7.000%, 04/01/2018 to 04/01/2032	1,523	1,699
Federal National Mortgage Association
1.125%, 07/20/2018	2,400,000	2,397,290
1.250%, 08/23/2019	8,255,000	8,194,309
1.375%, 02/26/2021 (L)	3,550,000	3,477,807
2.500%, 10/01/2027	2,115,007	2,147,063
3.000%, 03/01/2028 to 03/01/2031	26,553,873	27,342,089
3.500%, 12/01/2025	1,136,894	1,187,077
5.500%, 03/01/2035 to 08/01/2040	1,811,766	2,033,094
6.500%, 01/01/2039	934,916	1,070,418
7.000%, 08/01/2025 to 01/01/2029	2,405	2,761
7.500%, 01/01/2031	661	783
8.000%, 10/01/2024 to 01/01/2031	1,704	2,008
Government National Mortgage Association
7.500%, 01/15/2027 to 03/15/2027	361	418
Tennessee Valley Authority
1.750%, 10/15/2018	5,005,000	5,046,932
3.875%, 02/15/2021	14,540,000	15,632,492
4.500%, 04/01/2018	8,929,000	9,301,455
		217,819,073
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $304,168,247)		$301,542,060

Short Term Government Income Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 3.7%
U.S. Government Agency - 3.7%
Federal Home Loan Mortgage Corp.
Series 3499, Class PA,
4.500%, 08/15/2036	$6,592	$6,598
Series 4482, Class MA,
2.000%, 04/15/2031	1,080,805	1,085,859
Series K017, Class X1 IO,
1.369%, 12/25/2021	24,766,912	1,362,931
Series K018, Class X1 IO,
1.393%, 01/25/2022	4,615,935	257,864
Series K022, Class X1 IO,
1.268%, 07/25/2022	12,010,070	680,113
Series K026, Class X1 IO,
1.030%, 11/25/2022	5,679,926	276,042
Series K030, Class X1 IO,
0.215%, 04/25/2023	147,087,810	1,696,584
Series K038, Class X1 IO,
1.187%, 03/25/2024	8,634,331	585,153
Series K704, Class X1 IO,
1.964%, 08/25/2018	17,679,066	437,129
Series K706, Class X1 IO,
1.546%, 10/25/2018	5,730,704	134,154
Series K707, Class X1 IO,
1.529%, 12/25/2018	4,794,338	117,365
Series K709, Class X1 IO,
1.517%, 03/25/2019	6,359,882	175,642
Series K710, Class X1 IO,
1.759%, 05/25/2019	4,954,290	165,190
Series K711, Class X1 IO,
1.692%, 07/25/2019	7,553,327	255,664
Series K718, Class X1 IO,
0.647%, 01/25/2022	21,049,901	575,130
Federal National Mortgage Association
Series 2013-100, Class CA,
4.000%, 03/25/2039	2,362,113	2,466,424
Series 2014-28, Class BD,
3.500%, 08/25/2043	1,581,983	1,654,771
Government National Mortgage
Association, Series 2012-114, Class IO
0.833%, 01/16/2053	3,137,723	185,414
		12,118,027
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $12,054,007)		$12,118,027

SECURITIES LENDING COLLATERAL - 0.9%
John Hancock Collateral
Trust, 0.7390% (W)(Y)	300,907	3,011,024
TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,011,174)		$3,011,024

The accompanying notes are an integral part of the financial statements.	73

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Short Term Government Income Trust (continued)

		Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS - 2.1%
U.S. Government Agency - 1.3%
Federal Home Loan Bank Discount Note
0.300%, 01/03/2017*		$4,308,000	$4,307,928
Repurchase agreement - 0.8%
Barclays Tri-Party Repurchase Agreement
dated 12/30/2016 at 0.400% to be
repurchased at $1,082,048 on
01/03/2017, collateralized by $100 U.S.
Treasury Notes, 1.000% due
12/31/2017 (valued at $101, including
interest) and $1,077,900 U.S. Treasury
Inflation Indexed Notes, 0.125% due
04/15/2021 (valued at $1,103,629,
including interest)		1,082,000	1,082,000
Repurchase Agreement with State Street
Corp. dated 12/30/2016 at 0.030% to be
repurchased at $1,485,005 on
01/03/2017, collateralized by
$1,450,000 U.S. Treasury Notes,
3.125% due 05/15/2019 (valued at
$1,516,657, including interest)		1,485,000	1,485,000
			2,567,000
TOTAL SHORT-TERM INVESTMENTS (Cost $6,874,928)			$6,874,928
Total Investments (Short Term
Government Income Trust)
(Cost $326,108,356) - 99.7%			$323,546,039
Other assets and liabilities, net - 0.3%			898,887
TOTAL NET ASSETS - 100.0%			$324,444,926

Strategic Income Opportunities Trust

FOREIGN GOVERNMENT OBLIGATIONS - 17.2%
Australia - 2.1%
New South Wales Treasury Corp.
6.000%, 05/01/2020 to 03/01/2022	AUD	5,205,000	$4,266,938
Queensland Treasury Corp.
4.000%, 06/21/2019 (S)		2,300,000	1,734,133
5.500%, 06/21/2021		3,755,000	3,054,136
6.000%, 07/21/2022		1,540,000	1,305,245
6.250%, 02/21/2020		1,125,000	908,625
7.125%, 09/18/2017 (S)	NZD	1,634,000	1,171,861
			12,440,938
Canada - 2.0%
Canada Housing Trust No. 1
1.700%, 12/15/2017 (S)	CAD	2,390,000	1,797,364
Export Development Canada
2.400%, 06/07/2021	AUD	430,000	305,158
3.250%, 08/08/2017		740,000	537,624
Government of Canada
1.250%, 03/01/2018	CAD	4,220,000	3,165,196
1.500%, 02/01/2017		5,605,000	4,177,502
Province of British Columbia
6.600%, 01/09/2020 (S)	INR	60,405,000	896,053
Province of Ontario
6.250%, 09/29/2020	AUD	725,000	582,806
			11,461,703
Colombia - 0.2%
Republic of Colombia
4.500%, 01/28/2026		$1,415,000	1,457,450

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Finland - 0.2%
Nordic Investment Bank
1.375%, 07/15/2020	NOK	9,740,000	$1,131,610
Indonesia - 1.6%
Republic of Indonesia
2.625%, 06/14/2023 (S)	EUR	850,000	899,781
7.000%, 05/15/2022 to 05/15/2027	IDR	34,242,000,000	2,453,436
8.250%, 07/15/2021		26,434,000,000	2,010,067
8.375%, 03/15/2024 to 09/15/2026		44,768,000,000	3,405,395
8.750%, 05/15/2031		10,265,000,000	793,923
			9,562,602
Mexico - 1.8%
Government of Mexico
4.600%, 01/23/2046		$1,445,000	1,296,888
4.750%, 06/14/2018	MXN	16,320,000	764,484
6.500%, 06/10/2021		48,740,000	2,292,735
7.750%, 05/29/2031		23,298,500	1,121,849
8.000%, 12/07/2023		23,850,000	1,193,429
8.500%, 12/13/2018		23,169,500	1,150,020
10.000%, 12/05/2024		46,232,000	2,580,871
			10,400,276
New Zealand - 2.5%
Dominion of New Zealand
3.000%, 04/15/2020	NZD	4,865,000	3,438,023
5.000%, 03/15/2019		4,485,000	3,300,063
6.000%, 12/15/2017 to 05/15/2021		6,598,000	5,176,204
New Zealand Local Government
Funding Agency
5.000%, 03/15/2019		2,690,000	1,952,485
6.000%, 12/15/2017		1,285,000	922,493
			14,789,268
Norway - 0.9%
Government of Norway
3.750%, 05/25/2021 (S)	NOK	18,230,000	2,350,857
4.500%, 05/22/2019 (S)		22,072,000	2,782,071
			5,132,928
Philippines - 2.2%
Republic of Philippines
3.500%, 04/21/2023	PHP	32,010,000	621,613
4.625%, 09/09/2040		23,177,000	432,933
4.950%, 01/15/2021		33,000,000	663,817
5.875%, 12/16/2020 to 03/01/2032		157,303,440	3,354,139
6.250%, 01/14/2036		43,000,000	928,584
6.500%, 04/28/2021		106,400,000	2,324,422
7.375%, 03/03/2021		59,600,000	1,327,512
8.000%, 07/19/2031		120,240,000	3,207,339
			12,860,359
Portugal - 0.8%
Portugal Obrigacoes do Tesouro OT
3.850%, 04/15/2021 (S)	EUR	1,610,000	1,827,728
Republic of Portugal
5.125%, 10/15/2024 (S)		$2,855,000	2,762,213
			4,589,941
Singapore - 2.0%
Republic of Singapore
2.375%, 04/01/2017	SGD	3,055,000	2,117,216
2.500%, 06/01/2019		6,430,000	4,542,826
3.250%, 09/01/2020		6,550,000	4,773,044
			11,433,086

The accompanying notes are an integral part of the financial statements.	74

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
South Korea - 0.0%
Korea Treasury Bond Coupon Strips
3.286%, 09/10/2018	KRW	83,030,000	$66,892
3.287%, 03/10/2018		83,030,000	67,459
3.296%, 03/10/2017		83,030,000	68,562
3.297%, 09/10/2017		83,030,000	68,056
			270,969
Sweden - 0.9%
Kingdom of Sweden
1.500%, 11/13/2023	SEK	22,805,000	2,735,501
3.500%, 06/01/2022		9,820,000	1,289,509
5.000%, 12/01/2020		8,800,000	1,170,845
			5,195,855
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $111,412,992)			$100,726,985

CORPORATE BONDS - 51.5%
Consumer discretionary - 7.5%
21st Century Fox America, Inc.
6.200%, 12/15/2034		$440,000	516,175
American Axle & Manufacturing, Inc.
6.625%, 10/15/2022		1,195,000	1,232,284
CBS Corp.
3.500%, 01/15/2025		1,750,000	1,731,282
CCO Holdings LLC
5.750%, 01/15/2024		1,690,000	1,766,050
ESH Hospitality, Inc.
5.250%, 05/01/2025 (S)		1,220,000	1,213,900
Expedia, Inc.
5.000%, 02/15/2026		795,000	818,503
General Motors Financial Company, Inc.
4.375%, 09/25/2021		1,260,000	1,305,826
Gray Television, Inc.
5.125%, 10/15/2024 (S)		426,000	412,155
KFC Holding Company/Pizza Hut
Holdings LLC/Taco Bell of
America LLC
5.000%, 06/01/2024 (S)		1,395,000	1,424,644
5.250%, 06/01/2026 (S)		1,881,000	1,909,215
L Brands, Inc.
5.625%, 10/15/2023		1,655,000	1,783,263
6.875%, 11/01/2035		645,000	657,900
7.000%, 05/01/2020		1,119,000	1,258,875
Lamar Media Corp.
5.000%, 05/01/2023		1,325,000	1,364,750
5.875%, 02/01/2022		430,000	442,900
LIN Television Corp.
5.875%, 11/15/2022		795,000	808,913
Lions Gate Entertainment Corp.
5.875%, 11/01/2024 (S)		1,650,000	1,674,750
Lowe’s Companies, Inc.
2.500%, 04/15/2026		265,000	251,285
McGraw-Hill Global Education
Holdings LLC
7.875%, 05/15/2024 (S)		405,000	408,038
New Red Finance, Inc.
4.625%, 01/15/2022 (S)		2,060,000	2,101,200
6.000%, 04/01/2022 (S)		530,000	553,850
Nexstar Escrow Corp.
5.625%, 08/01/2024 (S)		1,950,000	1,935,375
Omnicom Group, Inc.
3.600%, 04/15/2026		1,413,000	1,396,410

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Outfront Media Capital LLC
5.250%, 02/15/2022	$540,000	$560,250
Princeton University
1.845%, 07/01/2021	615,000	604,102
2.612%, 07/01/2026	705,000	669,556
PVH Corp.
4.500%, 12/15/2022	1,665,000	1,689,975
QVC, Inc.
4.450%, 02/15/2025	1,695,000	1,627,292
5.950%, 03/15/2043	705,000	633,430
Scripps Networks Interactive, Inc.
3.950%, 06/15/2025	1,405,000	1,419,627
Sirius XM Radio, Inc.
4.625%, 05/15/2023 (S)	1,130,000	1,118,700
5.250%, 08/15/2022 (S)	920,000	956,800
5.375%, 07/15/2026 (S)	1,005,000	982,388
The Goodyear Tire & Rubber Company
8.750%, 08/15/2020	320,000	381,600
Time, Inc.
5.750%, 04/15/2022 (S)	1,230,000	1,273,050
Tribune Media Company
5.875%, 07/15/2022	220,000	223,025
Viacom, Inc.
5.850%, 09/01/2043	1,670,000	1,633,906
6.875%, 04/30/2036	1,279,000	1,392,780
WMG Acquisition Corp.
5.000%, 08/01/2023 (S)	270,000	271,350
6.750%, 04/15/2022 (S)	1,375,000	1,447,188
		43,852,562
Consumer staples - 4.7%
Anheuser-Busch InBev Finance, Inc.
3.650%, 02/01/2026	2,135,000	2,164,098
B&G Foods, Inc.
4.625%, 06/01/2021	1,935,000	1,973,700
Constellation Brands, Inc.
3.750%, 05/01/2021	860,000	887,933
4.250%, 05/01/2023	1,895,000	1,964,907
4.750%, 12/01/2025	585,000	620,100
Cott Beverages, Inc.
5.375%, 07/01/2022	1,600,000	1,628,000
CVS Health Corp.
3.875%, 07/20/2025	1,255,000	1,292,988
Darling Ingredients, Inc.
5.375%, 01/15/2022	840,000	871,500
Gruma SAB de CV
4.875%, 12/01/2024 (S)	200,000	209,100
Kimberly-Clark Corp.
2.750%, 02/15/2026	1,560,000	1,517,736
Kraft Heinz Foods Company
2.000%, 07/02/2018	840,000	840,054
3.950%, 07/15/2025	2,040,000	2,063,943
4.875%, 02/15/2025 (S)	1,663,000	1,793,057
Philip Morris International, Inc.
3.375%, 08/11/2025	1,330,000	1,350,433
Post Holdings, Inc.
5.000%, 08/15/2026 (S)	2,090,000	2,001,175
6.000%, 12/15/2022 (S)	1,175,000	1,227,875
6.750%, 12/01/2021 (S)	1,390,000	1,483,825
Revlon Consumer Products Corp.
6.250%, 08/01/2024	260,000	266,500
Spectrum Brands, Inc.
5.750%, 07/15/2025	1,730,000	1,794,875
Walgreens Boots Alliance, Inc.
3.800%, 11/18/2024	1,615,000	1,641,731
		27,593,530

The accompanying notes are an integral part of the financial statements.	75

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy - 4.7%
Antero Midstream Partners LP
5.375%, 09/15/2024 (S)		$2,070,000	$2,106,225
Antero Resources Corp.
5.000%, 03/01/2025 (S)		1,755,000	1,716,408
5.625%, 06/01/2023		925,000	946,969
Chesapeake Energy Corp.
8.000%, 12/15/2022 (S)		1,375,000	1,485,688
Concho Resources, Inc.
4.375%, 01/15/2025		1,295,000	1,292,423
Emera US Finance LP
3.550%, 06/15/2026 (S)		2,415,000	2,370,576
Enbridge, Inc.
4.250%, 12/01/2026		2,165,000	2,213,533
Energy Transfer Partners LP
4.750%, 01/15/2026		955,000	986,030
Enterprise Products Operating LLC
3.950%, 02/15/2027		1,445,000	1,478,050
5.200%, 09/01/2020		395,000	430,975
Exxon Mobil Corp.
2.709%, 03/06/2025		2,120,000	2,061,015
Magellan Midstream Partners LP
5.000%, 03/01/2026		525,000	574,936
Newfield Exploration Company
5.375%, 01/01/2026		650,000	662,740
5.625%, 07/01/2024		745,000	776,663
Parsley Energy LLC
5.375%, 01/15/2025 (S)		1,030,000	1,033,502
Pertamina Persero PT
4.300%, 05/20/2023 (S)		1,410,000	1,402,369
Petroleos Mexicanos
4.625%, 09/21/2023 (S)		1,710,000	1,663,488
7.650%, 11/24/2021 (S)	MXN	15,351,000	679,850
Tesoro Corp.
4.750%, 12/15/2023 (S)		$1,800,000	1,809,000
TransCanada PipeLines, Ltd.
4.875%, 01/15/2026		250,000	277,779
Williams Partners LP
4.875%, 05/15/2023		1,460,000	1,486,238
			27,454,457
Financials - 14.1%
American International Group, Inc.
(8.175% to 05/15/2038, then 3 month
LIBOR + 4.195%) 05/15/2068		3,195,000	4,041,675
Asian Development Bank
3.250%, 07/20/2017	NZD	2,630,000	1,836,235
4.625%, 03/06/2019		1,595,000	1,147,840
5.000%, 03/09/2022	AUD	1,825,000	1,450,630
6.450%, 08/08/2021	INR	92,050,000	1,398,749
6.950%, 01/16/2020		26,220,000	398,082
Avenue Financial Holdings, Inc.
(6.750% to 01/01/2020, then 3 month
LIBOR + 4.950%) 12/29/2024		$200,000	208,225
Banco Nacional de Comercio Exterior
SNC 4.375%, 10/14/2025 (S)		1,205,000	1,180,900
Banco Nacional de Comercio Exterior
SNC (3.800% to 08/11/2021, then
5 Year CMT + 3.000%)
08/11/2026 (S)		255,000	238,744
Bank of America Corp.
1.723%, 09/15/2026 (P)		2,515,000	2,254,006
Bank of the Ozarks, Inc.
(5.500% to 07/01/2021, then 3 month
LIBOR + 4.425%) 07/01/2026		640,000	660,120

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
BankUnited, Inc.
4.875%, 11/17/2025		$1,675,000	$1,656,431
BNC Bancorp (5.500% to 10/01/2019,
then 3 month LIBOR + 3.590%)
10/01/2024		500,000	498,145
Cadence Financial Corp.
(6.500% to 03/11/2020, then 3 month
LIBOR + 4.663%) 03/11/2025 (S)		500,000	461,178
Capital One Financial Corp.
3.750%, 07/28/2026		1,270,000	1,229,350
Chubb INA Holdings, Inc.
3.350%, 05/03/2026		850,000	859,750
CIT Group, Inc.
5.500%, 02/15/2019 (S)		1,615,000	1,703,825
Citigroup, Inc.
3.305%, 05/04/2021 (P)	AUD	1,487,000	1,077,778
6.250%, 06/29/2017	NZD	1,495,000	1,053,701
Citigroup, Inc. (5.900% to 02/15/2023,
then 3 month LIBOR + 4.230%)
02/15/2023 (Q)		$745,000	753,381
Citigroup, Inc. (5.950% to 01/30/2023,
then 3 month LIBOR + 4.069%)
01/30/2023 (Q)		1,605,000	1,627,069
CoBiz Financial, Inc. (5.625% to
06/25/2025, then 3 month
LIBOR + 3.170%) 06/25/2030		280,000	287,700
Eagle Bancorp, Inc.
5.750%, 09/01/2024		500,000	523,807
Eagle Bancorp, Inc. (5.000% to
08/01/2021, then 3 month
LIBOR + 3.850%) 08/01/2026		415,000	426,212
Fifth Third Bancorp (5.100% to
06/30/2023, then 3 month
LIBOR + 3.033%) 06/30/2023 (Q)		1,820,000	1,697,150
First Maryland Capital I
1.880%, 01/15/2027(P)		260,000	236,600
First Maryland Capital II
1.736%, 02/01/2027 (P)		695,000	632,450
First Midwest Bancorp, Inc.
5.875%, 09/29/2026		405,000	416,633
Flagstar Bancorp, Inc.
6.125%, 07/15/2021		1,070,000	1,127,584
Flushing Financial Corp.
5.250%, 12/15/2026 (P)		560,000	566,674
Heartland Financial USA, Inc.
5.750%, 12/30/2024		505,000	509,083
Independent Bank Group, Inc.
5.875%, 08/01/2024		945,000	941,114
Inter-American Development Bank
3.750%, 10/09/2018	AUD	1,515,000	1,121,915
6.500%, 08/20/2019		2,705,000	2,154,504
International Bank for
Reconstruction & Development
1.375%, 06/23/2019	SEK	8,600,000	976,409
2.125%, 05/29/2017	NOK	1,560,000	181,402
2.800%, 01/13/2021	AUD	2,215,000	1,603,874
3.375%, 08/13/2017	NZD	620,000	433,447
3.500%, 01/22/2021		2,460,000	1,715,007
3.625%, 06/22/2020	NOK	7,100,000	887,812
3.750%, 01/23/2019	AUD	1,000,000	742,789
4.625%, 02/26/2019 to 10/06/2021	NZD	3,825,000	2,771,578
International Finance Corp.
3.250%, 07/22/2019	AUD	2,325,000	1,713,289
3.625%, 05/20/2020	NZD	2,615,000	1,836,264
3.875%, 02/26/2018		620,000	437,160
6.450%, 10/30/2018	INR	136,280,000	2,026,506

The accompanying notes are an integral part of the financial statements.	76

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
JPMorgan Chase & Co.
4.250%, 11/02/2018	NZD	3,255,000	$2,287,240
KFW
3.750%, 05/29/2020		1,100,000	773,950
6.000%, 08/20/2020	AUD	2,925,000	2,349,544
Lakeland Bancorp, Inc. (5.125% to
09/30/2021, then 3 month
LIBOR + 3.970%) 09/30/2026		$405,000	404,921
Landwirtschaftliche Rentenbank
6.500%, 04/12/2017	AUD	1,880,000	1,373,063
LegacyTexas Financial Group, Inc.
(5.500% to 12/01/2020, then 3 month
LIBOR + 3.890%) 12/01/2025		$340,000	341,751
MetLife, Inc.
6.400%, 12/15/2066		605,000	653,400
MGIC Investment Corp.
5.750%, 08/15/2023		830,000	865,275
National Australia Bank, Ltd.
6.000%, 02/15/2017	AUD	1,805,000	1,308,590
National Rural Utilities Cooperative
Finance Corp. (5.250% to 04/20/2026,
then 3 month LIBOR + 3.630%)
04/20/2046		$755,000	785,374
Nordea Kredit Realkreditaktieselskab
2.000%, 10/01/2017	DKK	10,280,000	1,480,624
Old Second Bancorp, Inc.(5.750% to
12-31-21, then 3 month
LIBOR + 3.850%) 12/31/2026		$400,000	401,274
Oversea-Chinese Banking Corp., Ltd.
(4.000% to 10/15/2019, then 5 Year
U.S. Swap Rate + 2.203%)
10/15/2024 (S)		1,175,000	1,205,908
Pacific Continental Corp. (5.875% to
06/30/2021, then 3 month
LIBOR + 4.715%) 06/30/2026		125,000	125,650
Pinnacle Bank (4.875% to 07/30/2020,
then 3 month LIBOR + 3.128%)
07/30/2025		365,000	368,631
Pinnacle Financial Partners, Inc.
(5.250% to 11/16/2021, then 3 month
LIBOR + 3.884%) 11/16/2026 (S)		410,000	414,613
Prudential Financial, Inc. (5.875% to
09/15/2022, then 3 month
LIBOR + 4.175%) 09/15/2042		580,000	608,275
Radian Group, Inc.
5.250%, 06/15/2020		945,000	987,525
Renasant Corp. (5.000% to 09/01/2021,
then 3 month LIBOR + 3.840%)
09/01/2026		330,000	338,214
Stifel Financial Corp.
4.250%, 07/18/2024		2,505,000	2,484,897
Synovus Financial Corp.
5.125%, 06/15/2017		1,360,000	1,369,166
7.875%, 02/15/2019		725,000	795,688
Synovus Financial Corp. (5.750% to
12/15/2020, then 3 month
LIBOR + 4.182%) 12/15/2025		2,315,000	2,407,600
Temasek Financial I, Ltd.
3.265%, 02/19/2020	SGD	1,250,000	896,744
The Hongkong Land Treasury Services
Singapore Pte, Ltd.
3.860%, 12/29/2017		250,000	176,487

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Valley National Bancorp
4.550%, 06/30/2025		$660,000	$653,039
Wells Fargo & Company
3.075%, 07/27/2021 (P)	AUD	935,000	677,292
Western Alliance Bank (5.000% to
07/15/2020, then 3 month
LIBOR + 3.200%) 07/15/2025		$920,000	924,603
Westpac Banking Corp.
5.000%, 10/21/2019	GBP	375,000	515,682
7.250%, 02/11/2020	AUD	700,000	567,625
WSFS Financial Corp. (4.500% to
06/15/2021, then 3 month
LIBOR + 3.300%) 06/15/2026		$1,040,000	1,060,667
Zions Bancorporation (5.800% to
06/15/2023, then 3 month
LIBOR + 3.800%) 06/15/2023 (Q)		1,050,000	1,008,000
			82,314,089
Health care - 6.2%
Abbott Laboratories
2.950%, 03/15/2025		1,280,000	1,231,556
AbbVie, Inc.
3.600%, 05/14/2025		1,345,000	1,330,467
Actavis Funding SCS
3.800%, 03/15/2025		1,270,000	1,269,874
Anthem, Inc.
3.500%, 08/15/2024		655,000	652,351
AstraZeneca PLC
1.750%, 11/16/2018		558,000	558,885
Baylor Scott & White Holdings
2.650%, 11/15/2026		2,310,000	2,188,048
Cardinal Health, Inc.
3.200%, 03/15/2023		1,025,000	1,033,153
3.750%, 09/15/2025		1,840,000	1,897,899
Danaher Corp.
1.650%, 09/15/2018		860,000	860,991
DaVita, Inc.
5.000%, 05/01/2025		705,000	693,544
5.125%, 07/15/2024		1,045,000	1,042,388
Express Scripts Holding Company
3.500%, 06/15/2024		1,980,000	1,954,329
Forest Laboratories LLC
4.875%, 02/15/2021 (S)		1,875,000	2,012,676
5.000%, 12/15/2021 (S)		1,350,000	1,458,286
Grifols Worldwide Operations, Ltd.
5.250%, 04/01/2022		1,600,000	1,656,000
HCA Holdings, Inc.
6.250%, 02/15/2021		1,897,000	2,041,646
HCA, Inc.
4.500%, 02/15/2027		1,285,000	1,262,513
5.000%, 03/15/2024		1,995,000	2,052,356
7.500%, 02/15/2022		1,165,000	1,322,275
8.000%, 10/01/2018		280,000	305,200
Humana, Inc.
3.850%, 10/01/2024		823,000	841,508
LifePoint Health, Inc.
5.500%, 12/01/2021		1,760,000	1,830,400
Merck & Company, Inc.
2.750%, 02/10/2025		2,335,000	2,289,636
Montefiore Medical Center
2.895%, 04/30/2032		1,140,000	1,043,000
Quest Diagnostics, Inc.
4.250%, 04/01/2024		360,000	375,058

The accompanying notes are an integral part of the financial statements.	77

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Quintiles IMS, Inc.
4.875%, 05/15/2023 (S)		$590,000	$598,850
Shire Acquisitions Investments Ireland
DAC 3.200%, 09/23/2026		1,525,000	1,423,098
Texas Children’s Hospital
2.668%, 10/01/2022		555,000	554,909
WellCare Health Plans, Inc.
5.750%, 11/15/2020		553,000	568,208
			36,349,104
Industrials - 3.9%
3M Company
3.000%, 08/07/2025		1,475,000	1,482,683
AECOM
5.750%, 10/15/2022		1,675,000	1,770,475
5.875%, 10/15/2024		560,000	597,862
AerCap Global Aviation Trust (6.500%
to 06/15/2025, then 3 month
LIBOR + 4.300%) 06/15/2045 (S)		1,660,000	1,674,525
General Electric Company
4.250%, 01/17/2018	NZD	715,000	502,365
6.250%, 09/29/2020	GBP	265,000	389,052
General Electric Company (5.000% to
01/21/2021, then 3 month
LIBOR + 3.330%) 01/21/2021 (Q)		$2,413,000	2,503,970
Huntington Ingalls Industries, Inc.
5.000%, 11/15/2025 (S)		2,330,000	2,420,288
Lockheed Martin Corp.
2.900%, 03/01/2025		2,520,000	2,463,907
3.550%, 01/15/2026		1,525,000	1,555,974
Mexico City Airport Trust
4.250%, 10/31/2026 (S)		1,640,000	1,607,200
Ritchie Bros Auctioneers, Inc.
5.375%, 01/15/2025 (S)		440,000	448,800
United Rentals North America, Inc.
5.500%, 05/15/2027		1,120,000	1,111,600
US Airways 2012-1 Class A Pass
Through Trust
5.900%, 04/01/2026		232,135	258,830
Verisk Analytics, Inc.
4.000%, 06/15/2025		795,000	805,139
Waste Management, Inc.
2.900%, 09/15/2022		1,395,000	1,400,764
XPO Logistics, Inc.
6.500%, 06/15/2022 (S)		1,690,000	1,774,500
			22,767,934
Information technology - 3.6%
Activision Blizzard, Inc.
3.400%, 09/15/2026 (S)		855,000	810,298
Apple, Inc.
2.400%, 05/03/2023		1,300,000	1,264,419
3.200%, 05/13/2025		2,285,000	2,291,432
Electronic Arts, Inc.
4.800%, 03/01/2026		193,000	204,088
First Data Corp.
5.375%, 08/15/2023 (S)		805,000	835,188
IBM Corp.
1.950%, 02/12/2019		950,000	955,614
2.750%, 12/21/2020	GBP	1,225,000	1,619,837
Intel Corp.
3.700%, 07/29/2025		$1,380,000	1,453,659
KLA-Tencor Corp.
4.650%, 11/01/2024		774,000	818,411

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Match Group, Inc.
6.750%, 12/15/2022		$1,415,000	$1,492,825
Micron Technology, Inc.
5.500%, 02/01/2025		514,000	511,430
7.500%, 09/15/2023 (S)		860,000	952,450
Microsoft Corp.
3.125%, 11/03/2025		2,025,000	2,044,821
NXP BV
4.625%, 06/01/2023 (S)		1,345,000	1,412,250
Sixsigma Networks Mexico SA de CV
8.250%, 11/07/2021 (S)		1,545,000	1,452,300
Zebra Technologies Corp.
7.250%, 10/15/2022		2,810,000	3,055,875
			21,174,897
Materials - 2.4%
Alpek SAB de CV
4.500%, 11/20/2022		200,000	200,000
Ball Corp.
4.000%, 11/15/2023		1,720,000	1,685,600
4.375%, 12/15/2020		820,000	856,900
5.250%, 07/01/2025		840,000	877,800
Cemex SAB de CV
6.125%, 05/05/2025 (S)		1,835,000	1,876,288
Crown Americas LLC
4.500%, 01/15/2023		1,860,000	1,897,200
Crown Cork & Seal Company, Inc.
7.375%, 12/15/2026		771,000	863,520
Freeport-McMoRan, Inc.
3.550%, 03/01/2022		1,745,000	1,622,850
Praxair, Inc.
3.200%, 01/30/2026		240,000	240,515
Rio Tinto Finance USA, Ltd.
7.125%, 07/15/2028		130,000	167,755
Sealed Air Corp.
4.875%, 12/01/2022 (S)		1,190,000	1,222,725
5.125%, 12/01/2024 (S)		965,000	991,538
6.500%, 12/01/2020 (S)		1,390,000	1,566,669
			14,069,360
Real estate - 1.5%
American Tower Corp.
4.000%, 06/01/2025		1,035,000	1,036,332
CapitaMalls Asia Treasury, Ltd.
3.950%, 08/24/2017	SGD	3,250,000	2,267,278
CBRE Services, Inc.
5.000%, 03/15/2023		$990,000	1,021,048
Crown Castle Towers LLC
4.883%, 08/15/2040 (S)		454,000	483,451
Host Hotels & Resorts LP
5.250%, 03/15/2022		1,394,000	1,506,418
Kennedy-Wilson, Inc.
5.875%, 04/01/2024		1,080,000	1,100,250
Trust F/1401
5.250%, 12/15/2024 (S)		1,195,000	1,169,606
			8,584,383
Telecommunication services - 1.2%
America Movil SAB de CV
7.125%, 12/09/2024	MXN	15,990,000	704,251
SFR Group SA
6.250%, 05/15/2024 (S)		$1,230,000	1,236,150
Sprint Spectrum Company LLC
3.360%, 03/20/2023 (S)		945,000	946,767

The accompanying notes are an integral part of the financial statements.	78

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Telecommunication services (continued)
T-Mobile USA, Inc.
6.125%, 01/15/2022		$1,250,000	$1,318,750
6.250%, 04/01/2021		718,000	746,720
6.500%, 01/15/2026		1,250,000	1,351,563
6.625%, 04/01/2023		445,000	471,700
6.836%, 04/28/2023		435,000	465,994
			7,241,895
Utilities - 1.7%
AmeriGas Partners LP
5.875%, 08/20/2026		1,850,000	1,877,750
Emera, Inc.
(6.750% to 6/15/2026, then 3 month
LIBOR + 5.440%) 06/15/2076		1,495,000	1,599,650
Fortis, Inc.
3.055%, 10/04/2026 (S)		1,440,000	1,344,760
NiSource Finance Corp.
4.800%, 02/15/2044		1,772,000	1,862,023
5.650%, 02/01/2045		1,368,000	1,592,083
NRG Energy, Inc.
6.625%, 01/15/2027 (S)		1,625,000	1,535,625
Southern Gas Networks PLC
4.875%, 12/21/2020	GBP	80,000	112,855
			9,924,746
TOTAL CORPORATE BONDS (Cost $303,992,372)			$301,326,957

CAPITAL PREFERRED SECURITIES - 0.4%
Financials - 0.4%
JPMorgan Chase Capital XXIII
1.906%, 05/15/2077 (P)		$1,040,000	858,520
USB Capital IX
3.500%, 02/06/2017 (P)(Q)		1,956,000	1,606,365
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $2,353,684)			$2,464,885

CONVERTIBLE BONDS - 2.2%
Consumer staples - 0.2%
Vector Group, Ltd.
12.512%, 01/15/2019 (P)		510,000	794,308
Financials - 0.6%
Fidelity National Financial, Inc.
4.250%, 08/15/2018		250,000	485,781
MGIC Investment Corp.
2.000%, 04/01/2020		505,000	748,663
Old Republic International Corp.
3.750%, 03/15/2018		640,000	800,800
Redwood Trust, Inc.
4.625%, 04/15/2018		1,599,000	1,596,002
			3,631,246
Health care - 0.8%
Anthem, Inc.
2.750%, 10/15/2042		814,000	1,619,860
Bayer Capital Corp. BV
5.625%, 11/22/2019 (S)	EUR	1,200,000	1,378,130
Danaher Corp., 0.000% 01/22/2021		$440,000	1,308,450
Hologic, Inc.
(2.000% to 03/01/2018; then 0.000%
thereafter) 03/01/2042		430,000	583,188
			4,889,628

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value
CONVERTIBLE BONDS (continued)
Industrials - 0.2%
Air Lease Corp.
3.875%, 12/01/2018		$815,000	$1,095,156
Information technology - 0.3%
Intel Corp.
3.250%, 08/01/2039		790,000	1,392,869
Teradyne, Inc.
1.250%, 12/15/2023 (S)		325,000	343,281
			1,736,150
Telecommunication services - 0.1%
Liberty Interactive LLC
1.750%, 09/30/2046 (S)		660,000	709,500
TOTAL CONVERTIBLE BONDS (Cost $11,407,031)			$12,855,988

TERM LOANS (M) - 3.5%
Consumer discretionary - 1.3%
Charter Communications, Inc. TBD
01/15/2024 (T)		2,315,000	2,326,992
Cinemark USA, Inc. TBD
05/09/2022 (T)		160,000	161,366
Four Seasons Holdings, Inc.
3.750%, 11/30/2023		1,894,000	1,914,285
Hilton Worldwide Finance LLC
3.256%, 10/25/2023		1,235,519	1,248,801
The ServiceMaster Company LLC
3.270%, 11/03/2023		1,885,000	1,889,713
			7,541,157
Consumer staples - 0.5%
Albertsons LLC TBD 08/22/2021 (T)		1,070,000	1,081,813
Aramark Services, Inc.
3.498%, 02/24/2021		947,564	955,514
Spectrum Brands, Inc.
3.330%, 06/23/2022		814,557	825,032
			2,862,359
Industrials - 0.3%
American Airlines, Inc.
TBD 04/28/2023 (T)		1,215,000	1,220,820
Rexnord LLC
3.750%, 08/21/2023		885,000	888,098
			2,108,918
Information technology - 1.0%
Dell International LLC
4.020%, 09/07/2023		1,700,000	1,727,999
First Data Corp.
3.756%, 07/10/2022		1,390,101	1,404,294
Western Digital Corp.
4.520%, 04/29/2023		912,707	926,680
Zebra Technologies Corp.
3.434%, 10/27/2021		1,666,649	1,684,699
			5,743,672
Materials - 0.2%
Berry Plastics Corp.
3.750%, 10/01/2022		535,000	540,018
Berry Plastics Group, Inc.
3.500%, 02/08/2020		690,000	694,706
			1,234,724

The accompanying notes are an integral part of the financial statements.	79

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value
TERM LOANS (M) (continued)
Telecommunication services - 0.2%
T-Mobile USA, Inc.
3.520%, 11/09/2022	$1,211,940	$1,225,828
TOTAL TERM LOANS (Cost $20,665,238)		$20,716,658

MUNICIPAL BONDS - 3.2%
City of Houston (Texas)
6.290%, 03/01/2032	1,905,000	2,265,578
Florida Hurricane Catastrophe Fund
Finance Corp., Series A
2.995%, 07/01/2020	1,735,000	1,776,536
Florida State Board of Administration
Finance Corp.
2.638%, 07/01/2021	1,185,000	1,189,432
Kansas Development Finance Authority
3.941%, 04/15/2026	1,470,000	1,521,656
4.091%, 04/15/2027	1,305,000	1,358,192
Port of Morrow (Oregon)
3.521%, 09/01/2027	620,000	641,254
State of Colorado
6.817%, 03/15/2028	450,000	561,038
State of Georgia
4.503%, 11/01/2025	670,000	737,529
State of Hawaii
5.330%, 02/01/2026	835,000	975,681
State of Maryland
4.400%, 03/01/2023	760,000	842,916
State of Utah
4.554%, 07/01/2024	845,000	935,635
State of Washington
1.710%, 08/01/2020	715,000	707,750
State of Wisconsin
2.049%, 05/01/2023	1,690,000	1,614,558
Texas Transportation Commission State
Highway Fund
5.028%, 04/01/2026	850,000	972,749
University of Houston (Texas)
2.800%, 02/15/2024	605,000	604,710
2.860%, 02/15/2026	600,000	583,026
3.060%, 02/15/2027	290,000	278,235
Virginia Public Building Authority
5.250%, 08/01/2025	890,000	1,028,484
TOTAL MUNICIPAL BONDS (Cost $18,841,387)		$18,594,959

COLLATERALIZED MORTGAGE OBLIGATIONS - 5.1%
Commercial and residential - 4.4%
Adjustable Rate Mortgage Trust,
Series 2004-5, Class 2A1
3.340%, 04/25/2035 (P)	344,976	344,350
Americold 2010 LLC Trust,
Series 2010-ARTA, Class D
7.443%, 01/14/2029 (S)	645,000	711,790
Bear Stearns Adjustable Rate
Mortgage Trust
Series 2004-10, Class 12A3,
3.310%, 01/25/2035 (P)	347,092	338,839
Series 2005-2, Class A1,
2.920%, 03/25/2035 (P)	244,071	245,246
Series 2005-5, Class A2,
2.820%, 08/25/2035 (P)	327,148	325,906
Bear Stearns ALT-A Trust
Series 2004-12, Class 1A1,
1.456%, 01/25/2035 (P)	239,608	232,020

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Bear Stearns ALT-A Trust (continued)
Series 2004-13, Class A1,
1.496%, 11/25/2034 (P)	$383,333	$374,740
Series 2004-8, Class 1A,
1.456%, 09/25/2034 (P)	159,225	156,161
Series 2005-7, Class 11A1,
1.296%, 08/25/2035 (P)	214,828	206,825
BWAY Mortgage Trust,
Series 2015-1740, Class D
3.787%, 01/13/2035 (P)(S)	371,000	357,799
BXHTL Mortgage Trust, Series 2015-
JWRZ, Class GL2
4.392%, 05/15/2029 (P)(S)	630,000	622,381
CDGJ Commercial Mortgage Trust,
Series 2014-BXCH, Class DPA
3.704%, 12/15/2027 (P)(S)	1,038,485	1,040,441
Chase Mortgage Finance Trust,
Series 2007-A1, Class 2A1
3.086%, 02/25/2037 (P)	133,915	133,645
Commercial Mortgage Trust (Bank of
America Merrill Lynch/ Deutsche
Bank), Series 2013-WWP, Class D
3.898%, 03/10/2031 (S)	290,000	287,353
Commercial Mortgage Trust
(Deutsche Bank)
Series 2007-C9, Class A4,
5.812%, 12/10/2049 (P)	579,113	583,789
Series 2014-TWC, Class D,
2.930%, 02/13/2032 (P)(S)	1,265,000	1,258,776
Commercial Mortgage Trust (Deutsche
Bank/Morgan Stanley),
Series 2014-PAT, Class E
3.830%, 08/13/2027 (P)(S)	361,000	358,283
Core Industrial Trust,
Series 2015-CALW, Class F
3.850%, 02/10/2034 (P)(S)	695,000	682,311
Credit Suisse Commercial Mortgage
Trust, Series 2015-GLPB, Class A
3.639%, 11/15/2034 (S)	680,000	707,816
DSLA Mortgage Loan Trust
Series 2004-AR1 Class X2 IO,
1.939%, 09/19/2044	2,465,752	122,656
Series 2005-AR2, Class X2 IO,
2.237%, 03/19/2045	4,475,726	291,241
GAHR Commercial Mortgage Trust,
Series 2015-NRF, Class EFX
3.382%, 12/15/2034 (P)(S)	800,000	777,307
GRACE Mortgage Trust,
Series 2014-GRCE, Class F
3.590%, 06/10/2028 (P)(S)	600,000	588,117
Greenwich Capital Commercial Funding
Corp., Series 2006-GG7, Class AM
5.758%, 07/10/2038 (P)	38,761	38,749
GSR Mortgage Loan Trust,
Series 2004-5, Class 2A1
3.280%, 05/25/2034 (P)	516,556	513,627
HarborView Mortgage Loan Trust
Series 2004-5, Class 2A-6,
2.776%, 06/19/2034 (P)	324,458	322,224
Series 2004-7, Class 4A,
3.240%, 11/19/2034 (P)	428,168	421,621
Series 2005-2, Class X IO,
1.915%, 05/19/2035	1,674,028	100,169

The accompanying notes are an integral part of the financial statements.	80

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
HarborView Mortgage Loan Trust (continued)
Series 2005-9, Class 2A1A,
1.079%, 06/20/2035 (P)	$372,734	$348,836
Series 2005-9, Class 2A1C,
1.189%, 06/20/2035 (P)	253,153	239,446
Series 2007-3, Class ES IO,
0.350%, 05/19/2047 (S)	9,250,728	143,793
Series 2007-4, Class ES IO,
0.350%, 07/19/2047	9,873,807	142,933
Series 2007-6, Class ES IO,
0.342%, 08/19/2037 (S)	7,642,457	97,044
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO,
2.078%, 10/25/2036	6,257,856	435,696
Series 2005-AR18, Class 2X IO,
1.737%, 10/25/2036	15,202,956	597,114
JPMorgan Chase Commercial Mortgage
Securities Trust
Series 2006-LDP7, Class AM,
5.925%, 04/17/2045 (P)	81,105	80,982
Series 2007-CB18, Class A4,
5.440%, 06/12/2047	88,772	88,710
Series 2014-INN, Class F,
4.704%, 06/15/2029 (P)(S)	390,000	380,626
Merrill Lynch Mortgage Investors Trust
Series 2004-1, Class 2A1,
2.812%, 12/25/2034 (P)	165,978	166,034
Series 2005-A2, Class A2,
2.688%, 02/25/2035 (P)	365,312	365,179
Series 2005-A8, Class A2A,
1.026%, 08/25/2036 (P)	1,295,899	1,213,114
Series 2006-3, Class 2A1,
2.970%, 10/25/2036 (P)	188,291	184,113
Morgan Stanley Capital I Trust,
Series 2014-150E, Class F
4.295%, 09/09/2032 (P)(S)	695,000	573,478
Morgan Stanley Mortgage Loan Trust
Series 2004-8AR, Class 4A1,
3.135%, 10/25/2034 (P)	341,933	343,389
Series 2004-9, Class 1A,
5.441%, 11/25/2034 (P)	209,718	220,323
MSCG Trust, Series 2016-SNR, Class D
6.550%, 11/15/2034 (S)	405,000	389,006
Opteum Mortgage Acceptance Corp.
Trust, Series 2005-4, Class 1APT
1.066%, 11/25/2035 (P)	257,347	249,456
Queens Center Mortgage Trust,
Series 2013-QCA, Class D
3.474%, 01/11/2037 (P)(S)	540,000	508,743
SFAVE Commercial Mortgage
Securities Trust, Series 2015-5AVE,
Class D 4.388%, 01/05/2043 (P)(S)	635,000	504,188
Structured Asset Securities Corp.,
Series 2003-7A, Class 3A6
3.231%, 12/25/2033 (P)	265,975	261,827
Thornburg Mortgage Securities Trust,
Series 2007-4, Class 1A1
2.820%, 09/25/2037 (P)	791,704	773,761
VNDO Trust, Series 2016-350P, Class D
3.903%, 01/10/2035 (P)(S)	999,000	951,155
WaMu Mortgage Pass Through
Certificates
Series 2005-AR19, Class A1A2,
1.046%, 12/25/2045 (P)	465,607	433,859
Series 2005-AR2, Class 2A1B,
1.126%, 01/25/2045 (P)	551,860	507,091

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
WaMu Mortgage Pass Through
Certificates (continued)
Series 2005-AR2, Class 2A2B,
1.136%, 01/25/2045 (P)	$381,222	$350,564
Series 2005-AR3, Class A2,
2.797%, 03/25/2035 (P)	380,293	382,422
Series 2005-AR6, Class 2A1A,
0.986%, 04/25/2045 (P)	798,085	749,356
Series 2005-AR8, Class 2AB2,
1.176%, 07/25/2045 (P)	424,197	403,769
Series 2005-AR8, Class 2AB3,
1.116%, 07/25/2045 (P)	415,189	393,487
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR14, Class A1
2.831%, 01/25/2035 (P)	368,976	368,766
Wells Fargo Commercial Mortgage Trust,
Series 2013-BTC, Class E
3.550%, 04/16/2035 (P)(S)	380,000	340,421
Wells Fargo Mortgage Backed Securities
Trust, Series 2004-Z, Class 2A1
3.002%, 12/25/2034 (P)	305,105	307,944
		25,640,807
U.S. Government Agency - 0.7%
Federal Home Loan Mortgage Corp.
Series 2014-DN2, Class M2,
2.406%, 04/25/2024 (P)	398,386	401,654
Series 2014-DN4, Class M2,
3.156%, 10/25/2024 (P)	242,237	242,661
Series 2015-DNA1, Class M2,
2.606%, 10/25/2027 (P)	365,000	370,226
Series 2015-DNA1, Class M3,
4.056%, 10/25/2027 (P)	300,000	314,188
Series 2016-DNA2, Class M2,
2.956%, 10/25/2028 (P)	1,145,000	1,159,447
Series 2016-HQA3, Class M1,
1.556%, 03/25/2029 (P)	618,478	619,107
Series 292, Class IO,
3.500%, 11/15/2027	791,436	87,451
Series 304, Class C42 IO,
4.000%, 12/15/2027	1,026,954	99,287
Federal National Mortgage Association
Series 2012-118, Class AI IO,
3.500%, 11/25/2037	1,126,680	128,153
Series 2013-39, Class KI IO,
4.000%, 05/25/2028	1,456,343	170,821
Series 2014-C02, Class 1M1,
1.706%, 05/25/2024 (P)	167,827	168,193
Series 402, Class 3 IO,
4.000%, 11/25/2039	181,174	34,880
Series 402, Class 4 IO,
4.000%, 10/25/2039	176,370	42,390
Series 402, Class 7 IO,
4.500%, 11/25/2039	198,512	38,015
Series 406, Class 3 IO,
4.000%, 01/25/2041	188,245	37,329
Series 407, Class 4 IO,
4.500%, 03/25/2041	339,480	66,289
Series 407, Class 7 IO,
5.000%, 03/25/2041	835,914	177,859
Series 407, Class 8 IO,
5.000%, 03/25/2041	431,308	95,013
		4,252,963
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $29,133,045)		$29,893,770

The accompanying notes are an integral part of the financial statements.	81

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES - 4.5%
Aames Mortgage Investment Trust,
Series 2005-4, Class M2
1.319%, 10/25/2035 (P)	$786,823	$767,824
Accredited Mortgage Loan Trust,
Series 2005-2ACCR, Class M2
1.196%, 07/25/2035 (P)	295,000	289,655
Aegis Asset Backed Securities Trust,
Series 2005-2, Class M2
1.196%, 06/25/2035 (P)	305,000	289,399
American Express Credit Account
Master Trust, Series 2014-3, Class A
1.490%, 04/15/2020	1,070,000	1,072,391
Applebee’s Funding LLC,
Series 2014-1, Class A2
4.277%, 09/05/2044 (S)	2,478,000	2,449,156
Bravo Mortgage Asset Trust,
Series 2006-1A, Class A2
0.996%, 07/25/2036 (P)(S)	768,733	747,998
Chase Issuance Trust, Series 2015-A7,
Class A7 1.620%, 07/15/2020	430,000	430,806
Citibank Credit Card Issuance Trust,
Series 2007-A8, Class A8
5.650%, 09/20/2019	700,000	721,693
CKE Restaurant Holdings, Inc.,
Series 2013-1A, Class A2
4.474%, 03/20/2043 (S)	2,708,563	2,673,253
DB Master Finance LLC,
Series 2015-1A, Class A2II
3.980%, 02/20/2045 (S)	3,134,175	3,138,582
Domino’s Pizza Master Issuer LLC,
Series 2015-1A, Class A2II
4.474%, 10/25/2045 (S)	2,479,950	2,434,879
Driven Brands Funding LLC,
Series 2015-1A, Class A2
5.216%, 07/20/2045 (S)	480,150	456,169
First Frankin Mortgage Loan Trust,
Series 2005-FF7, Class M2
1.226%, 07/25/2035 (P)	593,240	580,802
GSAA Home Equity Trust,
Series 2005-MTR1, Class A4
1.126%, 10/25/2035 (P)	731,569	704,535
Home Equity Asset Trust, Series 2003-1,
Class M1 2.256%, 06/25/2033 (P)	194,686	189,573
New Century Home Equity Loan Trust,
Series 2005-1, Class M1
1.431%, 03/25/2035 (P)	760,000	713,841
Option One Mortgage Loan Trust,
Series 2005-2, Class M1
1.416%, 05/25/2035 (P)	747,861	721,092
RASC Series Trust, Series 2005-KS7,
Class M4 1.336%, 08/25/2035 (P)	340,000	327,153
Saxon Asset Securities Trust,
Series 2006-2, Class A3C
0.906%, 09/25/2036 (P)	1,120,516	1,086,980
Specialty Underwriting & Residential
Finance Trust, Series 2006-BC1,
Class A2D 1.056%, 12/25/2036 (P)	520,354	514,699
Structured Asset Investment Loan Trust,
Series 2005-2, Class M2
1.491%, 03/25/2035 (P)	900,000	857,511
Taco Bell Funding LLC,
Series 2016-1A, Class A23
4.970%, 05/25/2046 (S)	2,802,975	2,783,629
Wendys Funding LLC, Series 2015-1A,
Class A2II 4.080%, 06/15/2045 (S)	2,133,000	2,107,357
TOTAL ASSET BACKED SECURITIES (Cost $26,214,600)		$26,058,977

COMMON STOCKS - 2.8%
Consumer discretionary - 0.0%
Vertis Holdings, Inc. (I)	8,371	0

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Financials - 2.7%
American Express Company	6,645	$492,262
BankUnited, Inc.	15,724	592,638
Capital One Financial Corp.	21,545	1,879,586
Commerce Bancshares, Inc.	24,758	1,431,257
Cullen/Frost Bankers, Inc.	7,241	638,873
First Financial Bancorp	32,698	930,258
First Republic Bank	10,630	979,448
Glacier Bancorp, Inc.	21,152	766,337
Investors Bancorp, Inc.	73,647	1,027,376
MB Financial, Inc.	15,567	735,229
Oritani Financial Corp.	35,820	671,625
Park National Corp.	7,109	850,663
SVB Financial Group (I)	4,564	783,456
Synovus Financial Corp.	37,548	1,542,472
The PNC Financial Services Group, Inc.	18,510	2,164,930
Union Bankshares Corp.	10,806	386,206
		15,872,616
Industrials - 0.1%
HC2 Holdings, Inc. (I)	88,710	526,050
TOTAL COMMON STOCKS (Cost $11,611,221)		$16,398,666

PREFERRED SECURITIES - 7.7%
Consumer staples - 0.4%
Tyson Foods, Inc., 4.750%	31,528	2,132,869
Energy - 0.4%
Kinder Morgan, Inc., 9.750%	50,556	2,459,549
Financials - 3.6%
Colony Capital, Inc., 7.125%	19,975	465,418
First Republic Bank, 5.500%	22,976	523,623
First Tennessee Bank NA,
3.750% (P)(S)	2,315	1,562,625
Huntington Bancshares, Inc., 8.500%	1,455	2,109,750
IBERIABANK Corp. (6.600% to
05/01/2026, then 3 month
LIBOR + 4.920%)	11,376	302,147
M&T Bank Corp., Series A, 6.375% (P)	1,540	1,555,400
People’s United Financial, Inc., 5.625%	48,725	1,259,541
Regions Financial Corp., 6.375%	49,955	1,256,868
SunTrust Banks, Inc., 4.000% (P)	42,525	1,007,843
The Hartford Financial Services Group,
Inc. (7.875% to 04/15/2022, then
3 month LIBOR + 5.596%)	50,575	1,498,537
U.S. Bancorp, 3.500% (P)	2,829	2,411,949
U.S. Bancorp (6.500% to 01/15/2022,
then 3 month LIBOR + 4.468%)	64,350	1,820,462
Valley National Bancorp (6.250% to
06/30/2025, then 3 month
LIBOR + 3.850%)	26,533	687,205
Wells Fargo & Company (5.850% to
09/15/2023, then 3 month
LIBOR + 3.090%)	27,605	696,750
Wells Fargo & Company (6.625% to
03/15/2024, then 3 month
LIBOR + 3.690%)	73,031	1,979,140
Zions Bancorporation, 7.900%	43,550	1,115,751
Zions Bancorporation (6.950% to
09/15/2023, then 3 month
LIBOR + 3.890%)	22,575	632,100
		20,885,109
Health care - 0.1%
Allergan PLC, 5.500%	1,249	952,313
Industrials - 0.2%
Rexnord Corp., 5.750%	24,215	1,186,535
Real estate - 0.4%
American Tower Corp., 5.250%	13,535	1,417,656
Welltower, Inc., 6.500%	13,215	795,279
		2,212,935

The accompanying notes are an integral part of the financial statements.	82

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Utilities - 2.6%
Dominion Resources, Inc., 6.375%	52,820	$2,644,169
Dominion Resources, Inc., 6.750%	40,180	2,033,108
Exelon Corp., 6.500%	44,182	2,138,851
Great Plains Energy, Inc., 7.000%	32,410	1,639,946
Integrys Holding, Inc. (6.000% to
08/01/2023, then 3 month
LIBOR + 3.220%)	18,656	485,056
NextEra Energy, Inc., 6.123%	49,405	2,419,857
NextEra Energy, Inc., 6.371%	32,765	1,875,796
SCE Trust I, 5.625%	22,260	519,103
Spire, Inc., 6.750%	29,900	1,723,239
		15,479,125
TOTAL PREFERRED SECURITIES (Cost $44,405,118)		$45,308,435

PURCHASED OPTIONS - 0.4%
Call options - 0.1%
Over the Counter Option on the USD vs.
CAD (Expiration Date: 12/08/2017;
Strike Price: $1.25; Counterparty:
RBC Dominion Securities, Inc.) (I)	12,490,000	139,438
Over the Counter Option on the USD vs.
KRW (Expiration Date: 09/29/2017;
Strike Price: $1,210.00; Counterparty:
Standard Chartered Bank) (I)	11,711,915	461,391
Over the Counter Option on the USD vs.
KRW (Expiration Date: 10/30/2017;
Strike Price: $1,255.00; Counterparty:
Morgan Stanley Co., Inc.) (I)	8,320,000	246,430
Put options - 0.3%
Over the Counter Option on the AUD vs.
USD (Expiration Date: 06/30/2017;
Strike Price: AUD 0.68; Counterparty:
HSBC) (I)	10,015,000	102,556
Over the Counter Option on the EUR vs.
USD (Expiration Date: 02/06/2017;
Strike Price: EUR 1.03; Counterparty:
Goldman Sachs & Company) (I)	12,750,000	72,274
Over the Counter Option on the EUR vs.
USD (Expiration Date: 06/19/2018;
Strike Price: EUR 0.95; Counterparty:
RBC Dominion Securities, Inc.) (I)	16,200,000	257,431
Over the Counter Option on the GBP vs.
USD (Expiration Date: 09/26/2017;
Strike Price: GBP 1.23; Counterparty:
Canadian Imperial Bank) (I)	12,820,000	555,806
Over the Counter Option on the USD vs.
CAD (Expiration Date: 01/18/2018;
Strike Price: $1.28; Counterparty:
RBC Dominion Securities, Inc.) (I)	5,520,000	107,502
Over the Counter Option on the USD vs.
CAD (Expiration Date: 10/10/2017;
Strike Price: $1.17; Counterparty:
Canadian Imperial Bank) (I)	25,735,000	43,801
Over the Counter Option on the USD vs.
CAD (Expiration Date: 11/03/2017;
Strike Price: $1.18; Counterparty:
RBC Dominion Securities, Inc.) (I)	21,000,000	59,766
Over the Counter Option on the USD vs.
CAD (Expiration Date: 11/09/2017;
Strike Price: $1.27; Counterparty:
Toronto Dominion Bank) (I)	12,150,000	165,629
Over the Counter Option on the USD vs.
CAD (Expiration Date: 12/13/2017;
Strike Price: $1.23; Counterparty:
RBC Dominion Securities, Inc.) (I)	12,145,000	108,516
Over the Counter Option on the USD vs.
CAD (Expiration Date: 12/15/2017;
Strike Price: $1.18; Counterparty:
RBC Dominion Securities, Inc.) (I)	16,500,000	66,363

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value
PURCHASED OPTIONS (continued)
Put options (continued)
Over the Counter Option on the USD vs.
JPY (Expiration Date: 11/15/2017;
Strike Price: $97.65; Counterparty:
UBS Securities LLC) (I)	7,515,000	$56,791
		1,596,435
TOTAL PURCHASED OPTIONS (Cost $3,126,920)		$2,443,694

SHORT-TERM INVESTMENTS - 1.4%
U.S. Government Agency - 0.8%
Federal Home Loan Bank Discount
Note, 0.300%, 01/03/2017 *	$4,464,000	4,463,926
Repurchase agreement - 0.6%
Barclays Tri-Party Repurchase
Agreement dated 12/30/2016 at
0.400% to be repurchased at
$ 1,121,050 on 01/03/2017,
collateralized by $100 U.S. Treasury
Notes, 1.000% due 12/31/2017
(valued at $101, including interest)
and $1,116,800 U.S. Treasury
Inflation Indexed Notes, 0.125% due
04/15/2021 (valued at $1,143,458,
including interest)	1,121,000	1,121,000
Repurchase Agreement with State Street
Corp. dated 12/30/2016 at 0.030% to
be repurchased at $ 2,344,008 on
01/03/2017, collateralized by
$2,290,000 U.S. Treasury Notes,
3.125% due 05/15/2019 (valued at
$2,395,271, including interest)	2,344,000	2,344,000
		3,465,000
TOTAL SHORT-TERM INVESTMENTS (Cost $7,928,926)		$7,928,926
Total Investments (Strategic Income
Opportunities Trust)
(Cost $591,092,534) - 99.9%		$584,718,900
Other assets and liabilities, net - 0.1%		649,378
TOTAL NET ASSETS - 100.0%		$585,368,278

Total Bond Market Trust B

	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 69.7%
U.S. Government - 37.6%
U.S. Treasury Bonds
2.250%, 08/15/2046	$19,185,000	$16,089,903
4.250%, 05/15/2039 to 11/15/2040	4,610,000	5,586,894
4.375%, 05/15/2041	1,830,000	2,260,059
4.625%, 02/15/2040	5,000,000	6,378,430
4.750%, 02/15/2041	2,000,000	2,602,760
7.875%, 02/15/2021	3,400,000	4,214,589
8.125%, 08/15/2021	1,400,000	1,781,454
8.750%, 08/15/2020	5,750,000	7,175,897
U.S. Treasury Notes
0.625%, 08/31/2017 to 04/30/2018	9,600,000	9,564,751
1.250%, 04/30/2019 to 01/31/2020	2,000,000	1,991,210
1.375%, 09/30/2018 to 10/31/2020	31,400,000	31,005,841
1.500%, 12/31/2018 to 03/31/2019	18,200,000	18,293,202
1.625%, 06/30/2019 to 07/31/2020	30,300,000	30,366,807
1.750%, 09/30/2019	7,000,000	7,065,800
1.875%, 08/31/2017	1,100,000	1,108,065
2.000%, 11/15/2021 to 02/15/2022	25,400,000	25,444,350
2.000%, 11/15/2026 (L)	19,595,000	18,822,761
2.750%, 02/15/2019	7,000,000	7,218,008
3.125%, 05/15/2021	13,100,000	13,792,571
4.250%, 11/15/2017	7,300,000	7,510,758
		218,274,110

The accompanying notes are an integral part of the financial statements.	83

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency - 32.1%
Federal Home Loan Bank
0.875%, 05/24/2017	$1,000,000	$1,000,505
5.500%, 07/15/2036	190,000	248,826
Federal Home Loan Mortgage Corp.
2.375%, 01/13/2022	1,500,000	1,523,070
2.500%, TBA (C)	3,000,000	3,003,047
2.500%, 04/01/2031	2,709,353	2,715,703
3.000%, TBA (C)	5,000,000	4,963,672
3.000%, 10/01/2042 to 08/01/2046	6,425,225	6,396,503
3.118%, 08/01/2037 (P)	616,766	653,122
3.212%, 02/01/2037 (P)	243,200	259,309
3.500%, TBA (C)	4,300,000	4,401,093
3.500%, 12/01/2025 to 03/01/2045	5,948,232	6,146,707
4.000%, 02/01/2024 to 12/01/2040	1,757,988	1,855,559
4.500%, 05/01/2024 to 11/01/2041	3,277,851	3,532,358
5.000%, TBA (C)	2,300,000	2,498,375
5.000%, 06/01/2023 to 10/01/2040	836,748	917,354
5.500%, 08/23/2017 to 01/01/2039	2,613,461	2,789,279
6.000%, 06/01/2022 to 10/01/2038	535,329	604,318
6.250%, 07/15/2032	450,000	618,519
6.500%, 05/01/2017 to 09/01/2038	150,400	171,946
6.750%, 09/15/2029	1,200,000	1,655,810
7.000%, 04/01/2029 to 10/01/2038	141,835	164,055
7.500%, 09/01/2030 to 03/01/2032	13,305	15,679
8.000%, 02/01/2030	1,720	2,059
Federal National Mortgage Association
2.199%, 01/01/2035 (P)	581,262	601,865
2.484%, 07/01/2034 (P)	257,183	264,553
2.500%, TBA (C)	8,000,000	8,148,931
2.500%, 05/01/2028	1,631,666	1,656,395
2.625%, 09/06/2024	1,000,000	1,010,399
2.754%, 05/01/2036 (P)	127,758	134,811
2.808%, 09/01/2037 (P)	240,225	251,599
2.933%, 04/01/2037 (P)	804,766	849,798
3.000%, TBA (C)	11,400,000	11,323,407
3.000%, 01/01/2027 to 04/01/2043	13,108,538	13,236,838
3.277%, 10/01/2037 (P)	97,120	103,267
3.500%, TBA (C)	3,000,000	3,073,342
3.500%, 12/01/2025 to 07/01/2046	24,889,929	25,680,070
4.000%, 08/01/2020 to 12/01/2042	8,230,945	8,691,996
4.500%, 06/01/2018 to 06/01/2041	4,669,788	5,020,657
5.000%, 12/01/2018 to 07/01/2039	2,325,002	2,542,705
5.500%, 08/01/2017 to 11/01/2038	1,546,488	1,718,508
6.000%, 01/01/2021 to 08/01/2038	1,088,459	1,221,896
6.500%, 07/01/2017 to 12/01/2037	280,909	321,153
7.000%, 02/01/2031 to 10/01/2038	106,400	123,012
7.125%, 01/15/2030	209,000	297,728
7.250%, 05/15/2030	1,450,000	2,097,447
7.500%, 09/01/2030 to 08/01/2031	26,898	31,713
8.000%, 08/01/2030 to 09/01/2031	8,196	9,787
8.500%, 09/01/2030	1,216	1,474
Government National Mortgage Association
3.000%, TBA (C)	10,000,000	10,237,109
3.000%, 08/15/2043	2,333,040	2,368,400
3.500%, TBA (C)	5,600,000	5,874,420
3.500%, 04/15/2042 to 07/20/2046	17,258,393	17,987,069
4.000%, 11/15/2026 to 08/20/2045	6,782,328	7,223,161
4.500%, 05/15/2019 to 10/20/2040	2,324,130	2,512,855
5.000%, 05/15/2018 to 07/20/2040	2,085,053	2,294,177
5.500%, 08/15/2023 to 09/20/2039	794,452	895,312
6.000%, 07/15/2029 to 10/15/2038	483,243	547,884
6.500%, 05/15/2028 to 12/15/2038	274,946	315,413
7.000%, 08/15/2029 to 05/15/2032	49,329	57,613

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage
Association (continued)
7.500%, 08/15/2029 to 01/15/2031	$15,029	$17,769
8.000%, 04/15/2031	8,303	10,085
8.500%, 09/15/2030	5,560	6,806
Tennessee Valley Authority
3.875%, 02/15/2021	700,000	752,596
The Financing Corp. 8.600%, 09/26/2019	675,000	801,008
		186,451,896
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $398,865,760)		$404,726,006

FOREIGN GOVERNMENTOBLIGATIONS - 2.3%
Brazil - 0.3%
Federative Republic of Brazil
4.250%, 01/07/2025 (L)	1,612,000	1,507,220
5.875%, 01/15/2019	105,000	112,193
		1,619,413
Canada - 0.6%
Government of Canada
0.875%, 02/14/2017	250,000	250,013
Province of British Columbia
6.500%, 01/15/2026	490,000	618,896
Province of Manitoba
9.625%, 12/01/2018	300,000	343,368
Province of New Brunswick
5.200%, 02/21/2017	380,000	381,989
Province of Nova Scotia
5.125%, 01/26/2017	455,000	456,082
Province of Ontario 1.100%, 10/25/2017	1,000,000	998,412
Province of Quebec
7.125%, 02/09/2024	150,000	187,506
7.500%, 07/15/2023	410,000	516,198
		3,752,464
Chile - 0.1%
Republic of Chile 3.875%, 08/05/2020	510,000	536,699
Colombia - 0.1%
Republic of Colombia
4.375%, 07/12/2021	550,000	576,125
Israel - 0.2%
Government of Israel
5.125%, 03/26/2019	530,000	569,273
5.500%, 09/18/2023	455,000	537,935
		1,107,208
Italy - 0.1%
Republic of Italy 6.875%, 09/27/2023	300,000	349,299
Mexico - 0.2%
Government of Mexico
5.950%, 03/19/2019	415,000	448,408
6.050%, 01/11/2040	930,000	1,005,795
		1,454,203
Panama - 0.1%
Republic of Panama 6.700%, 01/26/2036	370,000	448,995
Peru - 0.1%
Republic of Peru
6.550%, 03/14/2037	250,000	313,875
7.125%, 03/30/2019	120,000	133,200
		447,075

The accompanying notes are an integral part of the financial statements.	84

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value
FOREIGN GOVERNMENTOBLIGATIONS (continued)
Philippines - 0.2%
Republic of Philippines
4.000%, 01/15/2021	$1,000,000	$1,063,589
Poland - 0.0%
Republic of Poland 6.375%, 07/15/2019	110,000	122,210
South Africa - 0.1%
Republic of South Africa
5.500%, 03/09/2020	740,000	783,512
Turkey - 0.2%
Republic of Turkey
6.000%, 01/14/2041	400,000	370,096
6.250%, 09/26/2022	400,000	415,420
7.500%, 07/14/2017	400,000	411,228
		1,196,744
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $13,488,148)		$13,457,536

CORPORATE BONDS - 26.5%
Consumer discretionary - 2.5%
21st Century Fox America, Inc.
6.650%, 11/15/2037	440,000	540,604
American Honda Finance Corp.
1.447%, 09/20/2017 (P)	470,000	471,118
2.150%, 03/13/2020	250,000	249,145
2.450%, 09/24/2020	470,000	472,073
Brinker International, Inc.
3.875%, 05/15/2023	250,000	236,563
CBS Corp. 4.300%, 02/15/2021	150,000	158,902
Comcast Corp.
2.350%, 01/15/2027	455,000	419,856
5.700%, 07/01/2019	310,000	338,994
6.500%, 11/15/2035	255,000	326,069
Cox Communications, Inc.
9.375%, 01/15/2019 (S)	125,000	141,168
Discovery Communications LLC
5.625%, 08/15/2019	250,000	269,967
Ford Motor Credit Company LLC
5.000%, 05/15/2018	1,040,000	1,080,555
General Motors Financial Company, Inc.
5.250%, 03/01/2026	650,000	683,600
Grupo Televisa SAB 6.625%, 01/15/2040	220,000	230,191
Hyatt Hotels Corp. 3.375%, 07/15/2023	250,000	246,293
Johnson Controls, Inc.
5.700%, 03/01/2041	150,000	169,758
Lowe’s Companies, Inc.
3.375%, 09/15/2025	460,000	467,259
5.800%, 10/15/2036	140,000	169,370
6.100%, 09/15/2017	180,000	186,053
McDonald’s Corp.
3.625%, 05/20/2021	250,000	260,243
5.000%, 02/01/2019	228,000	242,036
NBCUniversal Media LLC
5.150%, 04/30/2020	230,000	251,345
Newell Brands, Inc.
2.150%, 10/15/2018	250,000	251,195
3.900%, 11/01/2025	250,000	251,957
O’Reilly Automotive, Inc.
4.875%, 01/14/2021	300,000	321,827
TCI Communications, Inc.
7.125%, 02/15/2028	110,000	145,261
The Home Depot, Inc.
2.625%, 06/01/2022	400,000	401,503
3.350%, 09/15/2025	752,000	770,441

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
The Home Depot, Inc. (continued)
4.250%, 04/01/2046	$390,000	$408,592
5.875%, 12/16/2036	280,000	353,185
The Walt Disney Company
1.500%, 09/17/2018	500,000	500,826
3.150%, 09/17/2025	500,000	506,422
Thomson Reuters Corp.
4.500%, 05/23/2043	250,000	234,049
Time Warner Cable, Inc.
4.125%, 02/15/2021	60,000	61,983
Time Warner Companies, Inc.
7.250%, 10/15/2017	100,000	104,478
7.570%, 02/01/2024	240,000	296,476
Time Warner Entertainment Company LP
8.375%, 07/15/2033	525,000	687,016
Time Warner, Inc.
4.850%, 07/15/2045	500,000	501,094
7.625%, 04/15/2031	285,000	385,843
Toyota Motor Credit Corp.
3.400%, 09/15/2021	320,000	332,532
Viacom, Inc. 4.500%, 03/01/2021	120,000	125,298
		14,251,140
Consumer staples - 1.8%
Altria Group, Inc. 9.250%, 08/06/2019	105,000	123,845
Anheuser-Busch InBev Finance, Inc.
3.650%, 02/01/2026	800,000	810,903
4.900%, 02/01/2046	500,000	536,867
Anheuser-Busch InBev Worldwide, Inc.
6.875%, 11/15/2019	460,000	520,189
7.750%, 01/15/2019	335,000	373,019
Bunge, Ltd. Finance Corp.
8.500%, 06/15/2019	160,000	183,231
Campbell Soup Company
4.500%, 02/15/2019	300,000	315,200
ConAgra Foods, Inc. 9.750%, 03/01/2021	175,000	214,049
CVS Health Corp.
3.875%, 07/20/2025	650,000	669,675
4.125%, 05/15/2021	60,000	63,433
CVS Pass-Through Trust
8.353%, 07/10/2031 (S)	82,912	106,684
Diageo Capital PLC 4.828%, 07/15/2020	95,000	102,962
Edgewell Personal Care Company
4.700%, 05/19/2021	250,000	262,924
General Mills, Inc. 5.650%, 02/15/2019	315,000	338,549
Kellogg Company 4.150%, 11/15/2019	30,000	31,607
Kimberly-Clark Corp.
7.500%, 11/01/2018	250,000	276,641
Kraft Heinz Foods Company
3.000%, 06/01/2026	495,000	464,040
3.950%, 07/15/2025	600,000	607,042
6.125%, 08/23/2018	66,000	70,342
6.875%, 01/26/2039	40,000	50,176
PepsiCo, Inc.
2.850%, 02/24/2026	495,000	487,209
4.000%, 03/05/2042	270,000	267,463
5.500%, 01/15/2040	280,000	335,618
Philip Morris International, Inc.
3.600%, 11/15/2023	250,000	259,557
4.125%, 05/17/2021	320,000	341,459
Reynolds American, Inc.
3.250%, 11/01/2022	270,000	268,847
Safeway, Inc. 6.350%, 08/15/2017	27,000	27,405

The accompanying notes are an integral part of the financial statements.	85

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
SC Johnson & Son, Inc.
4.000%, 05/15/2043 (S)	$250,000	$238,809
The Clorox Company
5.950%, 10/15/2017	295,000	305,638
The Coca-Cola Company
3.150%, 11/15/2020	560,000	581,306
The Kroger Company
6.400%, 08/15/2017	370,000	380,980
Wal-Mart Stores, Inc.
4.125%, 02/01/2019	100,000	105,003
6.200%, 04/15/2038	125,000	164,507
7.550%, 02/15/2030	410,000	591,058
Walgreen Company 5.250%, 01/15/2019	84,000	88,870
		10,565,107
Energy - 2.5%
Anadarko Petroleum Corp.
6.450%, 09/15/2036	280,000	332,757
Apache Corp. 3.625%, 02/01/2021	250,000	259,041
BP Capital Markets PLC
1.375%, 11/06/2017	500,000	499,688
2.750%, 05/10/2023	250,000	245,178
Canadian Natural Resources, Ltd.
6.250%, 03/15/2038	290,000	329,419
Cenovus Energy, Inc.
5.700%, 10/15/2019	40,000	42,770
Chevron Corp.
1.961%, 03/03/2020	850,000	847,215
4.950%, 03/03/2019	90,000	96,136
ConocoPhillips 5.750%, 02/01/2019	100,000	107,399
DCP Midstream LLC
9.750%, 03/15/2019 (S)	95,000	106,400
Devon Energy Corp. 5.000%, 06/15/2045	485,000	475,548
Devon Financing Company LLC
7.875%, 09/30/2031	170,000	215,333
Enbridge Energy Partners LP
9.875%, 03/01/2019	125,000	142,008
Encana Corp. 6.500%, 08/15/2034	270,000	290,828
Energy Transfer Partners LP
6.125%, 12/15/2045	350,000	371,740
6.500%, 02/01/2042	50,000	53,934
6.700%, 07/01/2018	250,000	265,550
Ensco PLC 4.700%, 03/15/2021	360,000	346,291
Enterprise Products Operating LLC
4.850%, 08/15/2042	280,000	279,444
6.875%, 03/01/2033	130,000	158,667
EOG Resources, Inc. 4.100%, 02/01/2021	300,000	315,906
Exxon Mobil Corp. 2.397%, 03/06/2022	750,000	745,393
Halliburton Company
6.150%, 09/15/2019	360,000	396,611
Kinder Morgan Energy Partners LP
6.375%, 03/01/2041	60,000	64,983
6.500%, 09/01/2039	180,000	197,330
9.000%, 02/01/2019	60,000	67,540
Kinder Morgan, Inc. 5.550%, 06/01/2045	375,000	393,708
Magellan Midstream Partners LP
6.550%, 07/15/2019	180,000	199,117
Marathon Oil Corp. 3.850%, 06/01/2025	500,000	484,238
Nabors Industries, Inc.
9.250%, 01/15/2019	105,000	116,550
Nexen Energy ULC
6.200%, 07/30/2019	120,000	130,441
Noble Holding International, Ltd.
6.050%, 03/01/2041	50,000	34,500

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Occidental Petroleum Corp.
4.100%, 02/01/2021	$300,000	$318,426
ONEOK Partners LP
6.650%, 10/01/2036	268,000	303,590
Petro-Canada
5.950%, 05/15/2035	235,000	276,131
6.050%, 05/15/2018	125,000	132,081
Petrobras Global Finance BV
4.375%, 05/20/2023	365,000	318,901
5.375%, 01/27/2021	400,000	391,200
6.750%, 01/27/2041	80,000	67,200
8.375%, 12/10/2018	90,000	96,730
Petroleos Mexicanos
4.875%, 01/18/2024	500,000	484,805
5.500%, 01/21/2021	320,000	329,200
6.625%, 06/15/2035	230,000	226,550
Plains All American Pipeline LP
8.750%, 05/01/2019	60,000	68,281
Repsol Oil & Gas Canada, Inc.
3.750%, 02/01/2021	60,000	58,100
7.750%, 06/01/2019	150,000	163,290
Shell International Finance BV
6.375%, 12/15/2038	90,000	115,875
Southern Natural Gas Company LLC
4.400%, 06/15/2021	250,000	264,905
Sunoco Logistics Partners Operations LP
3.450%, 01/15/2023	170,000	165,906
The Williams Companies, Inc.
7.875%, 09/01/2021	190,000	217,075
Tosco Corp. 8.125%, 02/15/2030	383,000	523,913
Total Capital SA
4.125%, 01/28/2021	40,000	42,631
4.250%, 12/15/2021	60,000	64,692
TransCanada PipeLines, Ltd.
5.850%, 03/15/2036	405,000	482,029
Valero Energy Corp.
7.500%, 04/15/2032	270,000	331,169
Williams Partners LP
5.250%, 03/15/2020	400,000	427,098
		14,481,441
Financials - 8.6%
AEGON Funding Company LLC
5.750%, 12/15/2020	165,000	183,046
American Express Company
2.650%, 12/02/2022	345,000	339,299
American International Group,
Inc. 6.250%, 05/01/2036	430,000	513,442
Asian Development Bank
5.593%, 07/16/2018	590,000	624,498
Bank of America Corp.
2.000%, 01/11/2018	500,000	501,115
2.625%, 10/19/2020	400,000	399,921
3.875%, 08/01/2025	400,000	406,194
5.000%, 05/13/2021	820,000	892,260
5.650%, 05/01/2018	500,000	523,808
5.875%, 01/05/2021	350,000	389,382
6.875%, 04/25/2018 to 11/15/2018	397,000	424,840
7.750%, 05/14/2038	480,000	659,882
Barclays PLC
4.375%, 01/12/2026	500,000	506,411
Berkshire Hathaway Finance Corp.
4.250%, 01/15/2021	60,000	64,613
5.400%, 05/15/2018	105,000	110,490

The accompanying notes are an integral part of the financial statements.	86

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Berkshire Hathaway, Inc.
3.125%, 03/15/2026	$500,000	$496,034
Boston Properties LP
4.125%, 05/15/2021	300,000	316,693
Branch Banking & Trust Company
2.850%, 04/01/2021	500,000	507,231
Capital One Bank USA NA
3.375%, 02/15/2023	360,000	356,264
Capital One Financial Corp.
3.200%, 02/05/2025	2,000,000	1,935,978
Citigroup, Inc.
2.350%, 08/02/2021	500,000	488,650
2.400%, 02/18/2020	1,500,000	1,496,000
5.500%, 09/13/2025	400,000	439,045
CNA Financial Corp.
7.350%, 11/15/2019	280,000	317,406
Cooperatieve Rabobank UA
4.500%, 01/11/2021	500,000	536,893
Credit Suisse AG
3.000%, 10/29/2021	750,000	756,444
Credit Suisse Group Funding
Guernsey, Ltd.
3.450%, 04/16/2021	575,000	578,140
3.750%, 03/26/2025	250,000	245,886
Discover Financial Services
5.200%, 04/27/2022	120,000	129,153
Essex Portfolio LP
5.200%, 03/15/2021	60,000	65,292
European Bank for
Reconstruction & Development
1.000%, 09/17/2018	500,000	496,297
European Investment Bank
1.750%, 06/17/2019	1,750,000	1,753,773
2.875%, 09/15/2020	700,000	722,800
4.875%, 01/17/2017	200,000	200,258
Fifth Third Bancorp
5.450%, 01/15/2017	300,000	300,412
GE Capital International Funding
Company Unlimited Company
4.418%, 11/15/2035	822,000	860,003
HCP, Inc.
3.875%, 08/15/2024	400,000	399,323
HSBC Holdings PLC
2.950%, 05/25/2021	575,000	574,280
6.500%, 09/15/2037	660,000	816,948
HSBC USA, Inc.
2.350%, 03/05/2020	1,000,000	991,536
Inter-American Development Bank
1.875%, 03/15/2021	1,100,000	1,092,374
7.000%, 06/15/2025	325,000	423,594
International Bank for
Reconstruction & Development
2.125%, 11/01/2020	1,300,000	1,312,888
International Finance Corp.
0.875%, 06/15/2018	600,000	596,057
Jefferies Group LLC
5.125%, 04/13/2018	330,000	341,057
JPMorgan Chase & Co.
3.375%, 05/01/2023	500,000	497,696
3.875%, 02/01/2024	1,300,000	1,345,777
4.350%, 08/15/2021	710,000	758,874
6.400%, 05/15/2038	125,000	161,715
KeyCorp 5.100%, 03/24/2021	250,000	273,160

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
KFW
1.000%, 06/11/2018	$500,000	$497,649
1.875%, 04/01/2019	1,000,000	1,006,587
4.375%, 03/15/2018	360,000	373,187
Landwirtschaftliche Rentenbank
5.125%, 02/01/2017	75,000	75,220
Lincoln National Corp.
7.000%, 06/15/2040	150,000	189,083
MetLife, Inc.
4.600%, 05/13/2046	500,000	525,307
6.817%, 08/15/2018	190,000	204,804
Moody’s Corp.
5.500%, 09/01/2020	60,000	65,849
Morgan Stanley
2.650%, 01/27/2020	300,000	301,225
2.800%, 06/16/2020	485,000	488,627
4.100%, 05/22/2023	750,000	769,106
5.950%, 12/28/2017	435,000	452,731
6.625%, 04/01/2018	503,000	531,866
7.300%, 05/13/2019	110,000	122,523
National Rural Utilities Cooperative
Finance Corp. 10.375%, 11/01/2018	180,000	207,542
Northern Trust Corp. 3.450%, 11/04/2020	300,000	312,995
PartnerRe Finance B LLC
5.500%, 06/01/2020	60,000	65,028
Plum Creek Timberlands LP
4.700%, 03/15/2021	150,000	159,054
PNC Funding Corp. 6.700%, 06/10/2019	310,000	343,802
Prudential Financial, Inc.
5.375%, 06/21/2020	280,000	306,490
Reinsurance Group of America, Inc.
5.000%, 06/01/2021	50,000	53,987
Royal Bank of Canada
2.200%, 07/27/2018	600,000	603,903
Simon Property Group LP
3.500%, 09/01/2025	441,500	445,926
5.650%, 02/01/2020	330,000	360,706
State Street Corp. 3.100%, 05/15/2023	250,000	249,249
Stifel Financial Corp. 4.250%, 07/18/2024	500,000	495,988
Sumitomo Mitsui Financial Group, Inc.
3.784%, 03/09/2026	550,000	561,480
SunTrust Banks, Inc. 6.000%, 09/11/2017	435,000	448,006
The Bank of New York Mellon Corp.
2.450%, 11/27/2020	450,000	449,808
The Bank of Nova Scotia
2.350%, 10/21/2020	400,000	398,258
The Bear Stearns Companies LLC
7.250%, 02/01/2018	710,000	751,263
The Chubb Corp. 5.750%, 05/15/2018	275,000	290,158
The Goldman Sachs Group, Inc.
2.625%, 04/25/2021	600,000	595,129
3.625%, 01/22/2023	500,000	510,202
3.750%, 02/25/2026	500,000	500,783
6.125%, 02/15/2033	375,000	452,628
6.150%, 04/01/2018	735,000	773,055
7.500%, 02/15/2019	240,000	265,966
The Hartford Financial Services
Group, Inc. 5.950%, 10/15/2036	170,000	193,955
The PNC Financial Services Group, Inc.
5.625%, 02/01/2017	310,000	310,937
The Toronto-Dominion Bank
1.800%, 07/13/2021	500,000	483,738
The Travelers Companies, Inc.
5.900%, 06/02/2019	310,000	337,789

The accompanying notes are an integral part of the financial statements.	87

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Travelers Property Casualty Corp.
7.750%, 04/15/2026	$50,000	$65,585
U.S. Bancorp 3.000%, 03/15/2022	600,000	611,119
Wells Fargo & Company
3.450%, 02/13/2023	750,000	751,948
5.375%, 02/07/2035	1,500,000	1,701,705
5.625%, 12/11/2017	185,000	191,788
Westpac Banking Corp.
2.000%, 08/19/2021	600,000	581,909
XLIT, Ltd. 5.750%, 10/01/2021	310,000	344,204
		49,902,979
Health care - 2.5%
Abbott Laboratories
2.950%, 03/15/2025	300,000	288,646
3.750%, 11/30/2026	500,000	496,274
AbbVie, Inc.
2.900%, 11/06/2022	500,000	493,312
3.200%, 05/14/2026	716,000	680,230
4.400%, 11/06/2042	260,000	244,140
Actavis Funding SCS
3.800%, 03/15/2025	861,000	860,915
4.750%, 03/15/2045	960,000	940,673
Aetna, Inc. 3.950%, 09/01/2020	290,000	304,827
Agilent Technologies, Inc.
3.875%, 07/15/2023	250,000	256,937
Amgen, Inc.
4.400%, 05/01/2045	260,000	249,025
4.663%, 06/15/2051 (S)	159,000	153,229
5.700%, 02/01/2019	450,000	483,495
Anthem, Inc.
4.650%, 08/15/2044	150,000	151,550
6.375%, 06/15/2037	345,000	413,822
AstraZeneca PLC 5.900%, 09/15/2017	340,000	350,626
Becton, Dickinson and Company
3.250%, 11/12/2020	300,000	308,217
Celgene Corp. 3.875%, 08/15/2025	600,000	607,798
Cigna Corp. 4.000%, 02/15/2022	280,000	292,247
Covidien International Finance SA
6.000%, 10/15/2017	360,000	372,803
Express Scripts Holding Company
6.125%, 11/15/2041	330,000	375,623
Gilead Sciences, Inc.
3.650%, 03/01/2026	600,000	607,522
4.500%, 04/01/2021	330,000	355,225
GlaxoSmithKline Capital, Inc.
6.375%, 05/15/2038	210,000	275,761
Johnson & Johnson 5.850%, 07/15/2038	285,000	373,119
Laboratory Corp. of America Holdings
4.625%, 11/15/2020	280,000	299,951
Life Technologies Corp.
5.000%, 01/15/2021	310,000	331,337
McKesson Corp. 4.750%, 03/01/2021	150,000	160,701
Medtronic, Inc. 5.600%, 03/15/2019	165,000	177,621
Merck & Company, Inc.
2.750%, 02/10/2025	850,000	833,486
Mylan, Inc. 2.600%, 06/24/2018	250,000	251,408
Novartis Securities Investment, Ltd.
5.125%, 02/10/2019	80,000	85,632
Pfizer, Inc.
2.750%, 06/03/2026	713,000	691,172
4.400%, 05/15/2044	264,000	278,293
Pharmacia Corp. 6.500%, 12/01/2018	335,000	364,877

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Quest Diagnostics, Inc.
4.700%, 03/30/2045	$500,000	$497,319
Thermo Fisher Scientific, Inc.
4.150%, 02/01/2024	350,000	364,071
UnitedHealth Group, Inc.
4.375%, 03/15/2042	50,000	50,590
5.800%, 03/15/2036	300,000	364,510
		14,686,984
Industrials - 1.9%
3M Company 3.000%, 08/07/2025	330,000	331,719
Burlington Northern Santa Fe LLC
4.400%, 03/15/2042	50,000	52,032
4.700%, 10/01/2019	250,000	268,606
Canadian Pacific Railway Company
4.450%, 03/15/2023	300,000	321,387
Caterpillar Financial Services Corp.
1.700%, 06/16/2018	485,000	485,352
Caterpillar, Inc.
3.400%, 05/15/2024	500,000	514,301
7.900%, 12/15/2018	95,000	106,015
CSX Corp.
3.350%, 11/01/2025	420,000	419,834
3.700%, 10/30/2020	270,000	280,264
Emerson Electric Company
2.625%, 12/01/2021	250,000	252,375
4.875%, 10/15/2019	250,000	269,583
FedEx Corp.
3.875%, 08/01/2042	420,000	382,587
8.000%, 01/15/2019	50,000	55,946
Fluor Corp. 3.375%, 09/15/2021	320,000	327,907
General Electric Company
4.500%, 03/11/2044	500,000	535,671
6.750%, 03/15/2032	66,000	87,742
6.875%, 01/10/2039	168,000	236,488
Ingersoll-Rand Global Holding
Company, Ltd. 6.875%, 08/15/2018	340,000	367,233
John Deere Capital Corp.
1.700%, 01/15/2020	550,000	543,348
L-3 Communications Corp.
4.750%, 07/15/2020	150,000	159,350
Norfolk Southern Corp.
4.837%, 10/01/2041	240,000	260,136
Northrop Grumman Corp.
3.500%, 03/15/2021	150,000	155,502
Pitney Bowes, Inc. 6.250%, 03/15/2019	180,000	193,508
Precision Castparts Corp.
3.250%, 06/15/2025	500,000	503,269
Ryder System, Inc. 2.450%, 11/15/2018	250,000	252,184
Snap-on, Inc. 6.125%, 09/01/2021	310,000	357,446
The Boeing Company
1.650%, 10/30/2020	438,000	429,261
2.600%, 10/30/2025	438,000	425,088
8.750%, 09/15/2031	90,000	137,775
Tyco Electronics Group SA
6.550%, 10/01/2017	500,000	518,625
Union Pacific Corp.
3.250%, 08/15/2025	500,000	506,884
3.799%, 10/01/2051	313,000	291,501
4.000%, 02/01/2021	280,000	296,481
4.050%, 11/15/2045	500,000	502,174
United Technologies Corp.
6.125%, 07/15/2038	225,000	285,758
		11,113,332

The accompanying notes are an integral part of the financial statements.	88

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology - 2.5%
Alphabet, Inc. 3.625%, 05/19/2021	$320,000	$339,058
Apple, Inc.
2.400%, 05/03/2023	800,000	778,104
2.450%, 08/04/2026	1,060,000	993,330
3.250%, 02/23/2026	500,000	499,549
Applied Materials, Inc.
2.625%, 10/01/2020	470,000	473,539
3.900%, 10/01/2025	470,000	494,910
5.100%, 10/01/2035	470,000	521,859
Automatic Data Processing, Inc.
3.375%, 09/15/2025	752,000	770,083
Baidu, Inc.
3.000%, 06/30/2020	250,000	250,492
4.125%, 06/30/2025	250,000	252,380
Cisco Systems, Inc.
3.150%, 03/14/2017	360,000	361,587
5.900%, 02/15/2039	80,000	101,429
eBay, Inc. 3.250%, 10/15/2020	250,000	255,697
Fiserv, Inc. 2.700%, 06/01/2020	250,000	251,066
HP, Inc. 3.750%, 12/01/2020	49,000	50,695
IBM Corp.
3.450%, 02/19/2026	1,115,000	1,139,115
4.000%, 06/20/2042	210,000	209,640
5.600%, 11/30/2039	21,000	25,555
Intel Corp. 2.700%, 12/15/2022	690,000	692,303
Leidos Holdings, Inc.
4.450%, 12/01/2020	300,000	309,030
Microsoft Corp.
2.000%, 11/03/2020	438,000	438,117
3.125%, 11/03/2025	438,000	442,287
3.750%, 05/01/2043	500,000	471,707
4.450%, 11/03/2045	438,000	465,703
Oracle Corp.
2.650%, 07/15/2026	310,000	293,809
2.950%, 05/15/2025	550,000	538,432
4.125%, 05/15/2045	500,000	483,593
5.750%, 04/15/2018	435,000	459,495
QUALCOMM, Inc. 3.450%, 05/20/2025	500,000	508,107
The Western Union Company
3.650%, 08/22/2018	100,000	102,430
Visa, Inc.
2.200%, 12/14/2020	463,000	463,255
3.150%, 12/14/2025	463,000	464,389
4.300%, 12/14/2045	463,000	487,693
Xerox Corp. 6.750%, 12/15/2039	60,000	60,153
		14,448,591
Materials - 1.0%
Agrium, Inc. 6.750%, 01/15/2019	350,000	378,068
Barrick North America Finance LLC
4.400%, 05/30/2021	61,000	64,047
BHP Billiton Finance USA, Ltd.
6.500%, 04/01/2019	300,000	329,574
CRH America, Inc.
8.125%, 07/15/2018	220,000	240,612
E.I. du Pont de Nemours & Company
3.625%, 01/15/2021	180,000	186,850
Freeport-McMoRan, Inc.
3.875%, 03/15/2023	500,000	458,750
Monsanto Company 2.850%, 04/15/2025	300,000	285,458
Newmont Mining Corp.
4.875%, 03/15/2042	270,000	252,887
Potash Corp. of Saskatchewan, Inc.
5.625%, 12/01/2040	150,000	161,669

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
PPG Industries, Inc. 3.600%, 11/15/2020	$300,000	$310,597
Praxair, Inc. 2.450%, 02/15/2022	240,000	237,966
Rio Tinto Alcan, Inc. 6.125%, 12/15/2033	100,000	110,534
Rio Tinto Finance USA PLC
4.750%, 03/22/2042	270,000	289,067
Rio Tinto Finance USA, Ltd.
3.750%, 06/15/2025	485,000	498,815
5.200%, 11/02/2040	250,000	283,937
Teck Resources, Ltd.
4.500%, 01/15/2021	70,000	70,350
6.250%, 07/15/2041	270,000	260,194
The Dow Chemical Company
4.375%, 11/15/2042	590,000	571,644
9.400%, 05/15/2039	130,000	201,404
Vale Overseas, Ltd. 6.875%, 11/10/2039	350,000	340,375
		5,532,798
Real estate - 0.1%
American Tower Corp.
4.500%, 01/15/2018	310,000	318,146
Kimco Realty Corp. 6.875%, 10/01/2019	60,000	67,183
Ventas Realty LP 4.750%, 06/01/2021	60,000	64,460
Welltower, Inc. 4.950%, 01/15/2021	320,000	344,853
		794,642
Telecommunication services - 1.2%
America Movil SAB de CV
3.125%, 07/16/2022	500,000	491,824
5.000%, 03/30/2020	61,000	65,189
AT&T, Inc.
3.000%, 02/15/2022	500,000	494,622
4.125%, 02/17/2026	575,000	581,441
4.300%, 12/15/2042	20,000	17,870
4.750%, 05/15/2046	900,000	851,053
5.150%, 03/15/2042	50,000	49,722
6.375%, 03/01/2041	360,000	413,910
British Telecommunications PLC
9.125%, 12/15/2030	190,000	289,397
Deutsche Telekom International
Finance BV
8.750%, 06/15/2030	146,000	214,286
Telefonica Emisiones SAU
7.045%, 06/20/2036	230,000	266,592
Telefonica Europe BV
8.250%, 09/15/2030	350,000	458,810
Verizon Communications, Inc.
2.625%, 02/21/2020	880,000	887,874
4.272%, 01/15/2036	458,000	437,669
4.522%, 09/15/2048	260,000	248,809
4.600%, 04/01/2021	650,000	696,364
Vodafone Group PLC
4.375%, 03/16/2021	110,000	116,546
5.450%, 06/10/2019	320,000	344,698
		6,926,676
Utilities - 1.9%
Berkshire Hathaway Energy Company
4.500%, 02/01/2045	500,000	517,685
6.125%, 04/01/2036	447,000	557,407
CenterPoint Energy Resources Corp.
4.500%, 01/15/2021	246,000	257,916
Consolidated Edison Company of
New York, Inc. 7.125%, 12/01/2018	295,000	324,732
Constellation Energy Group, Inc.
5.150%, 12/01/2020	310,000	334,891

The accompanying notes are an integral part of the financial statements.	89

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Dominion Resources, Inc.
3.900%, 10/01/2025	$242,000	$246,744
5.200%, 08/15/2019	110,000	118,199
Duke Energy Carolinas LLC
6.000%, 01/15/2038	200,000	247,328
7.000%, 11/15/2018	290,000	317,232
Duke Energy Corp.
3.750%, 04/15/2024	500,000	515,034
4.800%, 12/15/2045	500,000	527,450
Entergy Corp. 5.125%, 09/15/2020	310,000	333,939
Entergy Texas, Inc. 7.125%, 02/01/2019	50,000	55,005
Exelon Corp. 3.400%, 04/15/2026	542,000	531,034
Exelon Generation Company LLC
6.250%, 10/01/2039	160,000	160,857
Florida Power & Light Company
5.650%, 02/01/2037	290,000	350,865
Georgia Power Company
5.950%, 02/01/2039	335,000	402,258
Hydro-Quebec 8.400%, 01/15/2022	250,000	312,219
Indiana Michigan Power Company
6.050%, 03/15/2037	187,000	223,651
NiSource Finance Corp.
6.800%, 01/15/2019	380,000	414,647
Oncor Electric Delivery Company LLC
7.500%, 09/01/2038	188,000	270,365
Pacific Gas & Electric Company
3.500%, 10/01/2020	60,000	62,209
6.050%, 03/01/2034	454,000	567,363
PacifiCorp 6.000%, 01/15/2039	335,000	425,551
Pennsylvania Electric Company
5.200%, 04/01/2020	300,000	321,062
PPL Capital Funding, Inc.
3.400%, 06/01/2023	250,000	251,437
PPL WEM Holdings, Ltd.
5.375%, 05/01/2021 (S)	60,000	64,690
Progress Energy, Inc.
4.400%, 01/15/2021	305,000	323,191
7.050%, 03/15/2019	50,000	55,251
Public Service Electric & Gas Company
3.000%, 05/15/2025	250,000	249,819
San Diego Gas & Electric Company
6.125%, 09/15/2037	202,000	258,829
Southern California Edison Company
5.350%, 07/15/2035	130,000	152,159
Southwestern Public Service Company
8.750%, 12/01/2018	255,000	286,601
The Southern Company
3.250%, 07/01/2026	572,000	555,868
Virginia Electric & Power Company
3.450%, 09/01/2022	50,000	51,801
8.875%, 11/15/2038	190,000	301,998
		10,947,287
TOTAL CORPORATE BONDS (Cost $149,840,086)		$153,650,977

MUNICIPAL BONDS - 0.8%
Bay Area Toll Authority (California)
6.907%, 10/01/2050	50,000	70,185
Illinois State Toll Highway Authority
6.184%, 01/01/2034	150,000	188,445
Maryland State Transportation Authority
5.888%, 07/01/2043	60,000	74,833
Metropolitan Washington Airports
Authority Dulles Toll Road
7.462%, 10/01/2046	40,000	55,994

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value
MUNICIPAL BONDS (continued)
New Jersey Turnpike Authority
7.102%, 01/01/2041	$90,000	$125,732
New York State Dormitory Authority
5.628%, 03/15/2039	340,000	416,082
New York State Urban Development
Corp. 5.770%, 03/15/2039	300,000	360,903
North Carolina Turnpike Authority
6.700%, 01/01/2039	60,000	65,218
State of California
7.300%, 10/01/2039	400,000	564,956
7.500%, 04/01/2034	80,000	112,533
State of Illinois, GO
5.100%, 06/01/2033	115,000	102,753
7.350%, 07/01/2035	280,000	297,220
State of Texas 5.517%, 04/01/2039	260,000	328,557
State of Utah
3.539%, 07/01/2025	390,000	408,962
4.554%, 07/01/2024	260,000	287,888
State of Washington
5.481%, 08/01/2039	260,000	320,952
Texas Transportation Commission
State Highway Fund
5.178%, 04/01/2030	310,000	366,073
University of California
5.770%, 05/15/2043	320,000	391,251
TOTAL MUNICIPAL BONDS (Cost $3,854,716)		$4,538,537

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.5%
Commercial and residential - 0.7%
Banc of America Commercial
Mortgage Trust, Series 2015-UBS7,
Class A4 3.705%, 09/15/2048	145,000	150,738
Bear Stearns Commercial
Mortgage Securities Trust,
Series 2006-PW11, Class AM
5.436%, 03/11/2039 (P)	80	78
Commercial Mortgage Trust
(Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR3, Class A3,
2.822%, 10/15/2045	500,000	505,573
Series 2012-CR5, Class A4,
2.771%, 12/10/2045	179,000	179,776
Series 2014-CR21, Class A3,
3.528%, 12/10/2047	700,000	719,067
JPMBB Commercial Mortgage Securities
Trust, Series 2013-C14, Class A4
4.133%, 08/15/2046 (P)	400,000	429,561
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2013-C16,
Class A 4 4.166%, 12/15/2046	500,000	536,505
LB Commercial Mortgage Trust,
Series 2007-C3, Class A4
5.918%, 07/15/2044 (P)	142,111	143,999
Merrill Lynch Mortgage Trust,
Series 2008-C1, Class A4
5.690%, 02/12/2051	584,592	596,140
Morgan Stanley Bank of America
Merrill Lynch Trust, Series 2013-C7,
Class A4 2.918%, 02/15/2046	240,000	241,379
Morgan Stanley Capital I Trust
Series 2007-T27, Class A4,
5.643%, 06/11/2042 (P)	569,357	575,798
Series 2011, Class C10,
5.033%, 09/15/2047 (P)(S)	190,000	207,146
		4,285,760

The accompanying notes are an integral part of the financial statements.	90

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency - 0.8%
Federal Home Loan Mortgage Corp.
Series K005, Class A2,
4.317%, 11/25/2019	$700,000	$744,462
Series K013, Class A2,
3.974%, 01/25/2021 (P)	700,000	747,553
Series K041, Class A2,
3.171%, 10/25/2024	700,000	719,447
Series K047, Class A2,
3.329%, 05/25/2025 (P)	700,000	724,465
Series K050, Class A2,
3.334%, 08/25/2025 (P)	700,000	724,121
Series K712, Class A2,
1.869%, 11/25/2019	700,000	700,522
		4,360,570
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $8,776,708)		$8,646,330

ASSET BACKED SECURITIES - 0.3%
Ally Auto Receivables Trust,
Series 2015-1, Class A3
1.390%, 09/16/2019	394,000	394,283
BA Credit Card Trust,
Series 2007-A1, Class A1
5.170%, 06/15/2019	500,000	500,711
Capital Auto Receivables Asset Trust,
Series 2014-2, Class C
2.410%, 05/20/2019	140,000	141,088
Citibank Credit Card Issuance Trust,
Series 2008-A1, Class A1
5.350%, 02/07/2020	500,000	521,642
Honda Auto Receivables Owner Trust,
Series 2014-3, Class A3
0.880%, 06/15/2018	193,773	193,640
TOTAL ASSET BACKED SECURITIES (Cost $1,841,462)		$1,751,364

SECURITIES LENDING COLLATERAL - 3.0%
John Hancock
Collateral Trust, 0.7390% (W)(Y)	1,727,443	17,285,664
TOTAL SECURITIES LENDING
COLLATERAL (Cost $17,286,528)		$17,285,664

SHORT-TERM INVESTMENTS - 7.5%
Money market funds - 7.5%
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
0.4218% (Y)	43,666,698	43,666,698
TOTAL SHORT-TERM
INVESTMENTS (Cost $43,666,698)		$43,666,698
Total Investments
(Total Bond Market Trust B)
(Cost $637,620,106) - 111.6%		$647,723,112
Other assets and liabilities, net - (11.6%)		(67,521,471)
TOTAL NET ASSETS - 100.0%		$580,201,641
SALE COMMITMENTS OUTSTANDING - (2.1)%
U.S. Government Agency - (2.1)%
Federal National Mortgage Association
2.500%, TBA (C)	$(4,000,000)	(4,144,868)
Government National
Mortgage Association
3.000%, TBA (C)	(5,000,000)	(5,187,890)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value
SALE COMMITMENTS OUTSTANDING (continued)
U.S. Government Agency (continued)
Government National
Mortgage Association
3.500%, TBA (C)	$(2,800,000)	$(2,964,170)
TOTAL SALE COMMITMENTS
OUTSTANDING (Cost ($12,275,281))		$(12,296,928)

Ultra Short Term Bond Trust

	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 25.0%
U.S. Government - 21.6%
U.S. Treasury Notes
0.500%, 01/31/2017 to 02/28/2017	28,000,000	28,002,928
0.750%, 01/15/2017	11,000,000	11,001,507
0.875%, 04/30/2017	14,000,000	14,016,002
1.000%, 03/31/2017	11,000,000	11,013,618
		64,034,055
U.S. Government Agency - 3.4%
Federal Home Loan Mortgage Corp.
2.440%, 12/01/2036 (P)	73,960	76,622
2.614%, 12/01/2035 (P)	356,239	373,826
2.697%, 06/01/2036 (P)	203,817	211,700
2.734%, 11/01/2036 (P)	370,581	389,525
2.747%, 12/01/2035 (P)	170,575	176,218
2.753%, 05/01/2037 (P)	320,161	338,201
2.842%, 02/01/2036 (P)	270,650	283,369
2.846%, 05/01/2034 (P)	384,512	405,213
2.856%, 08/01/2035 (P)	422,200	446,094
Federal National Mortgage Association
2.490%, 02/01/2035 (P)	387,756	401,186
2.536%, 10/01/2038 (P)	303,164	317,126
2.548%, 10/01/2035 (P)	566,911	585,560
2.669%, 02/01/2035 (P)	730,658	769,775
2.715%, 01/01/2036 (P)	432,439	454,974
2.716%, 05/01/2036 (P)	950,658	1,001,325
2.722%, 01/01/2036 (P)	220,772	232,481
2.724%, 04/01/2035 (P)	1,586,376	1,648,222
2.792%, 07/01/2035 (P)	1,024,184	1,073,142
2.830%, 05/01/2034 (P)	212,106	224,314
Government National Mortgage Association
2.125%, 08/20/2032 to 08/20/2035 (P)	781,200	802,960
		10,211,833
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $74,338,098)		$74,245,888

CORPORATE BONDS - 51.1%
Consumer discretionary - 5.6%
Daimler Finance North America LLC
1.591%, 08/03/2017 (P)(S)	2,000,000	2,005,226
2.950%, 01/11/2017 (S)	1,000,000	1,000,316
Ford Motor Credit Company LLC
1.471%, 09/08/2017 (P)	1,500,000	1,500,420
1.627%, 03/27/2017 (P)	2,030,000	2,031,567
General Motors Financial Company, Inc.
2.625%, 07/10/2017	2,000,000	2,010,776
Historic TW, Inc. 6.875%, 06/15/2018	3,500,000	3,742,753
The Home Depot, Inc.
1.333%, 09/15/2017 (P)	1,300,000	1,302,191
Toyota Motor Credit Corp.
1.700%, 02/19/2019	3,000,000	2,989,413
		16,582,662

The accompanying notes are an integral part of the financial statements.	91

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer staples - 5.8%
Anheuser-Busch InBev Finance, Inc.
1.900%, 02/01/2019	$4,000,000	$4,004,848
Bunge, Ltd. Finance Corp.
3.200%, 06/15/2017	3,000,000	3,022,494
Kraft Heinz Foods Company
2.000%, 07/02/2018	2,500,000	2,500,160
2.250%, 06/05/2017	1,015,000	1,018,210
PepsiCo, Inc. 1.125%, 07/17/2017	1,000,000	999,756
Philip Morris International, Inc.
1.250%, 08/11/2017	1,500,000	1,500,959
1.625%, 03/20/2017	1,400,000	1,400,017
Reynolds American, Inc.
2.300%, 08/21/2017	2,500,000	2,512,228
Walgreens Boots Alliance, Inc.
1.750%, 05/30/2018	245,000	245,208
		17,203,880
Energy - 2.8%
Kinder Morgan Energy Partners LP
5.950%, 02/15/2018	2,000,000	2,085,992
ONEOK Partners LP 3.200%, 09/15/2018	3,000,000	3,064,953
Shell International Finance BV
2.000%, 11/15/2018	3,000,000	3,019,479
		8,170,424
Financials - 14.2%
American Express Company
6.150%, 08/28/2017	1,000,000	1,029,487
American Express Credit Corp.
2.375%, 03/24/2017	2,000,000	2,005,010
Bank of America NA 5.300%, 03/15/2017	1,775,000	1,788,744
BB&T Corp. 1.600%, 08/15/2017	1,000,000	1,001,106
Capital One NA 1.650%, 02/05/2018	3,000,000	2,993,820
Citigroup, Inc. 1.392%, 08/14/2017 (P)	1,951,000	1,951,952
Credit Suisse AG 1.750%, 01/29/2018	3,000,000	2,993,697
ING Bank NV 3.750%, 03/07/2017 (S)	2,785,000	2,796,778
JPMorgan Chase & Co.
6.000%, 01/15/2018	3,000,000	3,129,030
Lincoln National Corp.
7.000%, 03/15/2018	3,000,000	3,168,663
Macquarie Bank, Ltd.
1.787%, 03/24/2017 (P)(S)	2,000,000	2,002,198
5.000%, 02/22/2017 (S)	1,320,000	1,326,605
Morgan Stanley
5.450%, 01/09/2017	1,500,000	1,500,738
5.625%, 09/23/2019	2,057,000	2,228,698
National City Bank
1.318%, 06/07/2017 (P)	2,500,000	2,501,023
National Rural Utilities Cooperative
Finance Corp. 1.100%, 01/27/2017	645,000	644,985
Santander Holdings USA, Inc.
2.700%, 05/24/2019	690,000	689,193
Santander UK PLC
1.467%, 03/13/2017 (P)	2,000,000	2,000,034
2.500%, 03/14/2019	2,000,000	2,010,918
The PNC Financial Services Group, Inc.
5.625%, 02/01/2017	2,500,000	2,507,560
Wells Fargo & Company
1.211%, 09/08/2017 (P)	2,000,000	1,999,598
		42,269,837
Health care - 9.5%
AbbVie, Inc. 1.800%, 05/14/2018	3,600,000	3,602,174
Actavis Funding SCS
1.850%, 03/01/2017	3,000,000	3,002,913

Ultra Short Term Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Aetna, Inc. 1.500%, 11/15/2017	$3,000,000	$2,997,420
Amgen, Inc. 2.125%, 05/15/2017	2,000,000	2,006,474
GlaxoSmithKline Capital PLC
1.500%, 05/08/2017	1,500,000	1,502,181
5.650%, 05/15/2018	3,000,000	3,161,571
Merck & Company, Inc.
1.007%, 02/10/2017 (P)	1,665,000	1,665,371
Pfizer, Inc. 1.056%, 05/15/2017 (P)	2,300,000	2,301,182
Teva Pharmaceutical Finance
Netherlands III BV
1.700%, 07/19/2019	2,870,000	2,818,616
UnitedHealth Group, Inc.
6.000%, 02/15/2018	2,000,000	2,096,772
Zimmer Biomet Holdings, Inc.
1.450%, 04/01/2017	2,909,000	2,909,675
		28,064,349
Industrials - 2.4%
Air Lease Corp. 2.625%, 09/04/2018	3,000,000	3,020,379
International Lease Finance Corp.
3.875%, 04/15/2018	2,000,000	2,037,500
John Deere Capital Corp.
1.183%, 12/15/2017 (P)	1,200,000	1,200,776
Union Pacific Corp. 5.650%, 05/01/2017	1,000,000	1,015,152
		7,273,807
Information technology - 5.0%
Apple, Inc. 1.700%, 02/22/2019	3,000,000	3,004,992
Cisco Systems, Inc.
1.100%, 03/03/2017	1,509,000	1,508,793
1.222%, 03/03/2017 (P)	2,000,000	2,000,940
eBay, Inc. 2.500%, 03/09/2018	285,000	287,466
IBM Corp. 1.800%, 05/17/2019	3,000,000	3,000,522
Visa, Inc. 1.200%, 12/14/2017	1,495,000	1,494,691
Xerox Corp.
2.950%, 03/15/2017	2,000,000	2,005,998
6.750%, 02/01/2017	1,500,000	1,505,411
		14,808,813
Materials - 0.3%
Glencore Finance Canada, Ltd.
3.600%, 01/15/2017 (S)	1,000,000	1,000,455
Real estate - 1.5%
American Tower Corp.
3.400%, 02/15/2019	1,515,000	1,547,691
Welltower, Inc. 4.700%, 09/15/2017	2,900,000	2,962,182
		4,509,873
Telecommunication services - 1.5%
AT&T, Inc. 1.257%, 03/30/2017 (P)	1,500,000	1,500,899
Telefonica Emisiones SAU
6.221%, 07/03/2017	2,746,000	2,807,626
		4,308,525
Utilities - 2.5%
Duke Energy Corp.
1.225%, 04/03/2017 (P)	2,500,000	2,501,880
Electricite de France SA
1.150%, 01/20/2017 (S)	2,000,000	1,999,940
1.341%, 01/20/2017 (P)(S)	2,822,000	2,822,229
		7,324,049
TOTAL CORPORATE BONDS (Cost $151,482,117)		$151,516,674

The accompanying notes are an integral part of the financial statements.	92

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.5%
U.S. Government Agency - 0.5%
Federal National Mortgage Association,
Series 2013-10, Class FT
1.106%, 04/25/2042 (P)	$1,508,234	$1,504,361
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $1,511,534)		$1,504,361

ASSET BACKED SECURITIES - 19.0%
American Express Credit Account Master
Trust, Series 2014-2, Class A
1.260%, 01/15/2020	3,945,000	3,947,432
AmeriCredit Automobile Receivables
Trust, Series 2016-2, Class A2A
1.420%, 10/08/2019	2,494,323	2,496,101
BA Credit Card Trust, Series 2014-A2,
Class A 0.974%, 09/16/2019 (P)	3,075,000	3,075,604
Cabela’s Credit Card Master Note Trust,
Series 2012-2A, Class A2
1.184%, 06/15/2020 (P)(S)	1,000,000	999,870
Capital One Multi-Asset Execution Trust
Series 2007-A1, Class A1,
0.754%, 11/15/2019 (P)	3,000,000	3,000,000
Series 2014-A2, Class A2,
1.260%, 01/15/2020	1,500,000	1,500,830
CarMax Auto Owner Trust
Series 2014-1, Class A3,
0.790%, 10/15/2018	480,129	479,815
Series 2013-1, Class A4,
0.890%, 08/17/2018	562,687	562,308
Chase Issuance Trust
Series 2012-A2, Class A2,
0.974%, 05/15/2019 (P)	1,000,000	1,000,425
Series 2014-A1, Class A1,
1.150%, 01/15/2019	3,000,000	3,000,008
Citibank Credit Card Issuance Trust,
Series 2014-A4, Class A4
1.230%, 04/24/2019	4,496,000	4,497,774
CNH Equipment Trust
Series 2014-C, Class A3,
1.050%, 11/15/2019	2,324,169	2,321,921
Series 2016-B, Class A2A,
1.310%, 10/15/2019	1,800,000	1,800,092
Discover Card Execution Note Trust
Series 2014-A2, Class A2,
1.106%, 08/15/2019 (P)	2,910,000	2,910,752
Series 2014-A3, Class A3,
1.220%, 10/15/2019	1,500,000	1,500,498
Ford Credit Auto Owner Trust
Series 2013-D, Class A3,
0.670%, 04/15/2018	87,421	87,408
Series 2014-C, Class A3,
1.060%, 05/15/2019	1,231,315	1,230,578
Series 2015-A, Class A3,
1.280%, 09/15/2019	2,974,509	2,975,611
Honda Auto Receivables Owner Trust
Series 2014-2, Class A3,
0.770%, 03/19/2018	503,950	503,525
Series 2014-3, Class A3,
0.880%, 06/15/2018	645,263	644,820
Series 2016-2, Class A2,
1.130%, 09/17/2018	2,000,000	2,000,341

Ultra Short Term Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Hyundai Auto Receivables Trust,
Series 2014-A, Class A3
0.790%, 07/16/2018	$481,266	$481,088
Nissan Auto Receivables Owner Trust
Series 2014-A, Class A3,
0.720%, 08/15/2018	467,779	467,385
Series 2016-A, Class A2A,
1.060%, 02/15/2019	2,948,889	2,947,975
Santander Drive Auto Receivables Trust,
Series 2016-2, Class A2A
1.380%, 07/15/2019	2,205,500	2,206,401
Synchrony Credit Card Master Note
Trust, Series 2015-2, Class A
1.600%, 04/15/2021	4,250,000	4,253,176
Toyota Auto Receivables Owner Trust
Series 2016-A, Class A3,
1.250%, 03/16/2020	2,590,000	2,584,575
Series 2013-B, Class A4,
1.460%, 01/15/2019	2,382,471	2,385,025
Volkswagen Auto Loan Enhanced Trust,
Series 2013-2, Class A3
0.700%, 04/20/2018	262,655	262,403
Wheels SPV LLC,
Series 2014-1A, Class A2
0.840%, 03/20/2023 (S)	120,762	120,687
TOTAL ASSET BACKED SECURITIES (Cost $56,309,776)		$56,244,428

SHORT-TERM INVESTMENTS - 0.3%
U.S. Government Agency - 0.2%
Federal Home Loan Bank Discount Note,
0.300%, 01/03/2017 *	828,000	827,986
Repurchase agreement - 0.1%
Barclays Tri-Party Repurchase Agreement
dated 12/30/2016 at 0.400% to be
repurchased at $207,009 on
01/03/2017, collateralized by $206,200
U.S. Treasury Inflation Indexed Notes,
0.125% due 04/15/2021 (valued at
$ 211,122, including interest) and $100
U.S. Treasury Notes, 1.000% due
12/31/2017 (valued at $101,
including interest)	207,000	207,000
TOTAL SHORT-TERM INVESTMENTS (Cost $1,034,986)		$1,034,986
Total Investments (Ultra Short Term
Bond Trust)
(Cost $284,676,511) - 95.9%		$284,546,337
Other assets and liabilities, net - 4.1%		12,112,473
TOTAL NET ASSETS - 100.0%		$296,658,810

Percentages are based upon net assets.

Footnotes

Key to Currency Abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
COP	Colombian Peso

The accompanying notes are an integral part of the financial statements.	93

John Hancock Variable Insurance Trust

Portfolio of Investments — December 31, 2016 (showing percentage of total net assets)

DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
USD	U.S. Dollar
UYU	Uruguayan Peso

Key to Security Abbreviations and Legend

CMT	Constant Maturity Treasury
GO	General Obligation
IO	Interest-Only Security (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
PO	Principal-Only Security (Principal Tranche of Stripped Security). Rate shown is the annualized yield at the end of the period.
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(D)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(F)	Variable rate obligation.
(H)	Non-income producing — Issuer and/or security is in default.
(I)	Non-income producing security.
(L)	A portion of the security is on loan as of December 31, 2016.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. Securities reset coupon rates periodically. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2016.
(Z)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	94

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the portfolios of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of 500 Index Trust B, All Cap Core Trust, Alpha Opportunities Trust, American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, American New World Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Capital Appreciation Value Trust, Core Strategy Trust, Emerging Markets Value Trust, Equity Income Trust, Financial Industries Trust, Fundamental All Cap Core Trust, Fundamental Large Cap Value Trust, Global Trust, Health Sciences Trust, International Equity Index Trust B, International Growth Stock Trust, International Small Company Trust, International Value Trust, Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series, Lifestyle Moderate PS Series, Mid Cap Index Trust, Mid Cap Stock Trust, Mid Value Trust, Mutual Shares Trust, Real Estate Securities Trust, Science & Technology Trust, Small Cap Growth Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Cap Value Trust, Small Company Growth Trust, Small Company Value Trust, Strategic Equity Allocation Trust, Total Stock Market Index Trust, Utilities Trust, Value Trust, each a portfolio of John Hancock Variable Insurance Trust (the “Trust”) at December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and portfolios of investments (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian, brokers, transfer agents, and agent banks, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the portfolios of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Active Bond Trust, Bond Trust, Core Bond Trust, Global Bond Trust, High Yield Trust, Investment Quality Bond Trust, Money Market Trust, New Income Trust, Short Term Government Income Trust, Strategic Income Opportunities Trust, Total Bond Market Trust B, Ultra Short Term Bond Trust, each a portfolio of John Hancock Variable Insurance Trust (the “Trust”) at December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and portfolios of investments (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian, brokers, and agent banks, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2017

(b)	Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASES. Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS. Not Applicable

ITEM 11. CONTROLS AND PROCEDURES.

(a)	EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not Applicable.

ITEM 12. EXHIBITS.

(a)(1) SEE ATTACHED CODE OF ETHICS.

(a)(2)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

(a)(2)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b) CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940 (A)

(c)(1) SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS IS ATTACHED. SEE ATTACHED “JOHN HANCOCK FUNDS – GOVERNANCE COMMITTEE CHARTER”.

(c)(2) CONTACT PERSON AT THE REGISTRANT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK VARIABLE INSURANCE TRUST

/s/ Andrew Arnott
Andrew Arnott
President
Date: February 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott
Andrew Arnott
President
Date: February 21, 2017

/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date: February 21, 2017